UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

WILLIAM T. MACGREGOR, ESQ.

Executive Vice President, General Counsel and Secretary

Equitable Investment Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 - December 31, 2021

Item	1. Reports to Stockholders.

Item 1(a):

EQ Advisors Trust

Annual Report

December 31, 2021

EQ Advisors Trust Annual Report

December 31, 2021

2021 Market Overview

As the world faced longer-than-expected COVID-19 impacts, and higher-than-expected inflation, asset class returns were divergent in 2021. Unlike in recent years when most asset classes moved together in one direction, there were winners and losers in terms of performance for the year.

Economy

In 2021, the U.S. Federal Reserve (Fed) kept the federal funds target rate at a range of 0.00%–0.25%, and maintained quantitative easing measures with U.S. Treasury and mortgage bond purchases. Throughout most of the year the Fed noted that it expected easing supply constraints to help reduce inflationary pressures and that further employment progress was needed before it would consider raising the range for the fed funds target rate. By November, however, the Fed began reacting to higher economic growth and low unemployment by reducing the rate of purchases, and then announced in December an acceleration in the pace of tapering, starting in January 2022.

The inflation rate continued to be notably elevated during the year amid increased demand and supply-chain bottlenecks. U.S. consumer spending on goods remained strong, for example, adding to pressure on the prices of many products. Consequently, the personal consumption expenditures price index surged, representing the highest annualized increase in decades. The unemployment rate declined from 6.7% in December 2020 to 3.9% in December 2021 as job openings increased, but a relative lack of available workers fueled wage growth, adding to some investors’ inflation concerns.

Fixed Income Markets

Bond markets were fairly volatile throughout the year, and most U.S. indices ended in the red, save for high-yield corporates. The Bloomberg U.S. Aggregate Bond Index fell 1.54% for the year. In Treasuries, 10-year yields started the year at 0.91%, peaked twice throughout the year at 1.75% (March and October), troughed in the summer at 1.17%, and ended the year at 1.51%. The end of the year saw a sharp bear flattening of the Treasury curve where the short end of the curve moved higher while the longer end moved lower. This may indicate the market does not see any long-term issues stemming from inflation, but expects the Fed to continue to take near-term action through accelerating tapering and rate hikes.

Meanwhile, in the corporate space, both investment-grade and high-yield corporate markets reported strong issuance for the year, with high-yield reporting its highest level ever, and investment grade reporting their second highest level. Investment grade spreads moved quite a bit, then ended the year around where they started. Throughout the year, investment grade spreads tightened and then widened, mirroring the volatility seen in the Treasury space. High-yield, on the other hand, had a smoother downward trend, tightening even further from their 2020 levels, driving the Bloomberg High Yield Corporate Bond Index up 5.28%.

Equities

U.S. equities, as measured by the Standard & Poor’s 500 Index, rose 28.7% over the 12 months ended December 31, 2021. Stocks benefited from monetary and fiscal stimulus measures, as well as the continued economic recovery, rollout of highly effective COVID-19 vaccines, implementation of vaccination programs and easing pandemic restrictions. As many businesses reopened, stimulus payments and generally high household savings contributed to increased consumer spending. A rebound in corporate earnings and the passage of a bipartisan infrastructure bill further bolstered investor sentiment, helping equities to reach new all-time price highs late in the 12-month period.

International equities across the globe were strong in 2021, with the developed market world supported by accommodative monetary policies and strong company earnings growth. The MSCI EAFE Index rose 11.3% during the 12-month period. The exception was the emerging markets where a combination of a strong U.S. dollar, rising inflation and a weakening China caused markets to post a negative return for the year. A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China’s highly leveraged property development sector. Trade relations between the United States and China remained strained.

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the EQ Advisors Trust Portfolios (“the Portfolios”) as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contract holder can invest directly in the Portfolios. Changes in policy values depend not only on the investment performance of the Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA, Class IB and/or Class K shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2011, through December 31, 2021. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IA and Class IB shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively- managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index

A hypothetical combination of unmanaged indexes. The composite index combines the total return of the S&P 500® Index at a weighting of 60% and the Bloomberg U.S. Aggregate Bond Index at a weighting of 40%.

Bloomberg U.S. 5-10 Year Corporate Bond Index (formerly known as Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index)

An unmanaged index that includes U.S. dollar-denominated, investment-grade, fixed rate, taxable securities issued by industrial, utility and financial companies, with maturities between 5 and 10 years.

Bloomberg U.S. 7-10 Year Treasury Bond Index (formerly known as Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index)

An unmanaged index of securities consisting of all U.S. Treasury securities that have remaining maturities of 7 to 10 years.

Bloomberg U.S. Aggregate Bond Index (formerly known as Bloomberg Barclays U.S. Aggregate Bond Index)

An index which covers the U.S. dollar denominated investment- grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-backed securities.

Bloomberg U.S. Convertible Liquid Bond Index

An Index designed to represent the market of U.S. convertible securities. The Index may include investment grade, below investment grade and unrated securities.

Bloomberg U.S. Intermediate Government Bond Index (formerly known as Bloomberg Barclays U.S. Intermediate Government Bond Index)

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

Bloomberg U.S. Intermediate Government/Credit Bond Index (formerly known as Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index)

An unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates with maturities of one to 10 years.

NOTES ON PERFORMANCE (Unaudited)

Bloomberg U.S. Treasury Bond 3-7 Year Index (formerly known as Bloomberg Barclays U.S. Treasury Bond 3-7 Year Index)

An unmanaged index of securities which measures the performance of government bonds issued by the U.S. Treasury that have a remaining maturity of more than three years and less than seven years.

Bloomberg World Government Inflation-Linked Bond Index (formerly known as Bloomberg Barclays World Government Inflation-Linked Bond Index)

An index which measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linked fund is likely and able to invest. To be included a market must have aggregate issuance of $4 billion or more and have minimum rating of A3/A- for G7 and Eurozone issuers, Aa3/AA- otherwise, using the middle rating from Moody’s, S&P and Fitch (“two out of three” rule).

Bloomberg U.S. TIPS Index (formerly known Bloomberg Barclays U.S. TIPS Index)

An unmanaged index comprised of all U.S. Treasury Inflation Protected Securities (TIPS) rated investment grade or better (Baa3 or better), having at least one year to final maturity and at least $250 million par amount outstanding.

Dow Jones Global Utilities Index

An index which is a subset of the Dow Jones Global Index, which targets 95% coverage of markets that are open to foreign investors, and it represents the utilities industry as defined by ICB.

DJ EuroSTOXX 50® Index (“EuroSTOXX 50”)

Europe’s leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

FTSE 100 Index (“FTSE 100”)

A market capitalization weighted index representing the performance of the 100 largest blue chip companies, listed on the London Stock Exchange, which meet the FTSE’s size and liquidity screening.

FTSE EPRA/NAREIT Developed Index

An index which is designed to measure the performance of listed real estate companies and REITs worldwide.

FTSE EPRA/NAREIT Global (Net) Index

An index which is designed to track the performance of listed real estate companies and REITs in both developed and emerging markets.

FTSE NAREIT All Equity REITs Index

FTSE NAREIT All Equity REITs Index measures the performance of all tax qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. A REIT is a company that owns, and in most cases, operates income-producing real estate.

ICE BofA 1-year U.S. Treasury Note Index

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of 1-year.

ICE BofA 3-Month U.S. Treasury Bill Index

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

ICE BofA U.S. Convertible Index

An index which consists of U.S. dollar denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

ICE BofA U.S. High Yield Index

An index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

International Proxy Index

An index that is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the DJ EuroSTOXX 50® Index at a weighting of 40%, the FTSE 100 Index at a weighting of 25%, the TOPIX Index at a weighting of 25% and the S&P/ASX 200 Index at a weighting of 10%.

Morgan Stanley Capital International (MSCI) ACWI (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 26 emerging markets. The index covers approximately 85% of the global investment opportunities.

NOTES ON PERFORMANCE (Unaudited)

Morgan Stanley Capital International (MSCI) ACWI ex USA Growth (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 22 developed markets (excluding the U.S.) and 26 emerging markets and has growth style characteristics.

Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility (Net) Index

An index which aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 23 developed markets and 27 emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI ACWI Index.

Morgan Stanley Capital International (MSCI) EAFE® Index (“MSCI EAFE® Index”)

A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International (MSCI) Emerging Markets (Gross Dividends) IndexSM (“MSCI EM (Gross Div) Index”)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Morgan Stanley Capital International (MSCI) Emerging Markets (Net Dividends) IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 27 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Morgan Stanley Capital International (MSCI) ACWI Energy (Net) Index

An Index that includes large and mid-cap securities across 23 Developed Markets and 27 Emerging Markets countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard (GICS®).

Morgan Stanley Capital International (MSCI) ACWI Utilities (Net) Index

An Index that captures large and mid-cap representation across 23 Developed Markets and 27 Emerging Markets countries. All securities in the index are classified in the Utilities sector as per the Global Industry Classification Standard (GICS®).

Morgan Stanley Capital International (MSCI) KLD 400 Social Index

A capitalization weighted index of 400 U.S. securities that provides exposure to companies with outstanding Environmental, Social and Governance (ESG) ratings and excludes companies whose products have negative social or environmental impacts.

Morgan Stanley Capital International (MSCI) World 100% Hedged to USD Index

An index that represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 23 Developed Markets countries and its local performance is calculated in 13 different currencies, including the Euro.

Morgan Stanley Capital International (MSCI) World Commodity Producers (Net) Index

A free float-adjusted market capitalization index designed to reflect the performance of listed commodity producers across three industry (or subindustry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Morgan Stanley Capital International (MSCI) World (Net) Index (“MSCI World (Net) Index”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index consists of 23 developed market country indexes.

Russell 1000® Index

An index which measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

NOTES ON PERFORMANCE (Unaudited)

Russell 1000® Growth Index

An index which measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 1000® Value Index

An index which measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2000® Index

An unmanaged index which measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Growth Index

An index which measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Value Index

An index which measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 3000® Index

An index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

Russell 3000® Growth Index

An index which measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 3000® Health Care Index

An unmanaged index representative of companies involved in medical services or health care in the Russell 3000® Index.

Russell Microcap® Index

An index which measures the performance of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap, which represents less than 3% of the U.S. equity market. It is market-capitalization weighted.

Russell Midcap® Growth Index

An index which measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Midcap® Value Index

An index which measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Shiller Barclays CAPE® U.S. Sector Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”)

A weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is market-capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s Australian Security Exchange 200 Index (a.k.a. S&P/ASX 200 Index)

An index recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of the Australian equity market capitalization.

Standard & Poor’s Long-Only Merger Arbitrage Index

An index which seeks to model a risk arbitrage strategy that exploits commonly observed price changes associated with mergers. The index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index”)

A weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

Standard & Poor’s Real Assets Equity Index (“S&P Real Assets Equity Index”)

A static weighted return of investable and liquid equity indexed components that measures the performance of real return strategies that invest in listed global property, infrastructure, natural resources, and timber and forestry companies.

Standard & Poor’s North American Technology Sector Index (“S&P North American Technology Sector Index”)

A modified capitalization-weighted index composed of U.S. traded securities classified under the Global Industry Classification Standard (GICS®) technology (sector) and Internet retail (sub-industry).

NOTES ON PERFORMANCE (Unaudited)

TOPIX Index (“TOPIX”)

A free-float adjusted capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section.

The below hypothetical composite benchmarks were created by Equitable Investment Management Group, LLC, the Trust’s investment manager, to show how the performance of certain Portfolios compares with the return of an index or indices. There is no guarantee that any Portfolio will outperform these or any benchmarks. Portions of a hypothetical composite index against which a Portfolio’s performance is measured were created by Equitable Investment Management Group, LLC to show how a Portfolio’s performance compares with the returns of an index.

EQ/All Asset Growth Allocation Index

The EQ/All Asset Growth Allocation Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. Intermediate Government/Credit Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 20%, the S&P Mid Cap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 17%, the Russell 2000® Index at a weighting of 8%, the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 15%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

EQ/Aggressive Growth Strategy Index

EQ/Aggressive Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. Intermediate Government Bond Index at a weighting of 17%, the MSCI EAFE® Index at a weighting of 13%, the S&P MidCap 400® Index at a weighting of 13%, the S&P 500® Index at a weighting of 41%, the Russell 2000® Index at a weighting of 13% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 3%.

EQ/Growth Strategy Index

EQ/Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. Intermediate Government Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 12%, the S&P MidCap 400® Index at a weighting of 12%, the S&P 500® Index at a weighting of 34%, the Russell 2000® Index at a weighting of 12% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 5%.

EQ/Moderate Growth Strategy Index

EQ/Moderate Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. Intermediate Government Bond Index at a weighting of 33%, the MSCI EAFE® Index at a weighting of 10%, the S&P Mid Cap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 30%, the Russell 2000® Index at a weighting of 10% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 7%.

EQ/Balanced Strategy Index

EQ/Balanced Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. Intermediate Government Bond Index at a weighting of 42%, the MSCI EAFE® Index at a weighting of 8%, the S&P MidCap 400® Index at a weighting of 8%, the S&P 500® Index at a weighting of 26%, the Russell 2000® Index at a weighting of 8% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 8%.

EQ/Conservative Growth Strategy Index

EQ/Conservative Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE® Index at a weighting of 7%, the S&P MidCap 400® Index at a weighting of 7%, the S&P 500® Index at a weighting of 19%, the Russell 2000® Index at a weighting of 7% and the ICE BofA 3- Month U.S. Treasury Bill Index at a weighting of 10%.

EQ/Conservative Strategy Index

EQ/Conservative Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. Intermediate Government Bond Index at a weighting of 66%, the MSCI EAFE® Index at a weighting of 3%, the S&P MidCap 400® Index at a weighting of 3%, the S&P 500® Index at a weighting of 11%, the Russell 2000® Index at a weighting of 3% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 14%.

EQ/Ultra Conservative Strategy Index

EQ/Ultra Conservative Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. Intermediate Government Bond Index at a weighting of 90%, the MSCI EAFE® Index at a weighting of 1.5%, the S&P MidCap 400® Index at a weighting of 1.5%, the S&P 500® Index at a weighting of 5.5%, and the Russell 2000® Index at a weighting of 1.5%.

1290 VT Moderate Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. 5-10 Year Corporate Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 18%, the S&P MidCap 400® Index at a weighting of 5%, the S&P

NOTES ON PERFORMANCE (Unaudited)

500® Index at a weighting of 35%, and the Russell 2000® Index at a weighting of 2%.

EQ/AB Dynamic Aggressive Growth Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. Intermediate Government Bond Index at a weighting of 20%, the MSCI EAFE® Index at a weighting of 24%, the S&P MidCap 400® Index at a weighting of 5%, the S&P 500® Index at a weighting of 46% and the Russell 2000® Index at a weighting of 5%.

EQ/AB Dynamic Growth Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. Intermediate Government Bond Index at a weighting of 30%, the MSCI EAFE® Index at a weighting of 21%, the S&P MidCap 400® Index at a weighting of 4%, the S&P 500® Index at a weighting of 41% and the Russell 2000® Index at a weighting of 4%.

EQ/AB Dynamic Moderate Growth Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. Intermediate Government Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 18%, the S&P MidCap 400® Index at a weighting of 4%, the S&P 500® Index at a weighting of 34% and the Russell 2000® Index at a weighting of 4%.

EQ/American Century Moderate Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. 5-10 Year Corporate Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 18%, the S&P MidCap 400® Index at a weighting of 3%, the S&P 500® Index at a weighting of 36%, and the Russell 2000® Index at a weighting of 3%.

EQ/AXA Investment Managers Moderate Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. 5-10 Year Corporate Bond Index at a weighting of 45%, the MSCI EAFE® Index at a weighting of 13%, the S&P MidCap 400® Index at a weighting of 5%, the S&P 500® Index at a weighting of 33%, and the Russell 2000® Index at a weighting of 4%.

EQ/First Trust Moderate Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. 5-10 Year Corporate Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 11.66%, the S&P MidCap 400® Index at a weighting of 11.67%, the S&P 500® Index at a weighting of 25%, and the Russell 2000® Index at a weighting of 11.67%.

EQ/Franklin Growth Allocation Index (formerly known as EQ/Legg Mason Growth Allocation Index)

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. 5-10 Year Corporate Bond Index at a weighting of 35% and the MSCI World (Net) Index at a weighting of 65%.

EQ/Franklin Moderate Allocation Index (formerly known as EQ/Legg Mason Moderate Allocation Index)

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. Treasury Bond 3-7 Year Index Index at a weighting of 45%, the MSCI EAFE® Index at a weighting of 26.5%, the S&P MidCap 400® Index at a weighting of 7.5%, the S&P 500® Index at a weighting of 17% and the Russell 2000® Index at a weighting of 4%.

EQ/Goldman Sachs Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI World 100% Hedged to USD Index at a weighting of 70% and the Bloomberg U.S. 5-10 Year Corporate Bond Index at a weighting of 30%.

EQ/Goldman Sachs Moderate Growth Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite or “blended” index combines the total return of the MSCI World 100% Hedged to USD Index at a weighting of 60% and the Bloomberg U.S. 7-10 Year Treasury Bond Index at a weighting of 40%.

EQ/Invesco Moderate Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE® Index at a weighting of 20%, the S&P MidCap 400® Index at a weighting of 3.5%, the S&P 500® Index at a weighting of 23%, and the Russell 2000® Index at a weighting of 3.5%.

EQ/Invesco Moderate Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. 5-10 Year Corporate Bond Index at a weighting of 40%, the

NOTES ON PERFORMANCE (Unaudited)

MSCI EAFE® Index at a weighting of 24%, the S&P MidCap 400® Index at a weighting of 4%, the S&P500® Index at a weighting of 28%, and the Russell 2000® Index at a weighting of 4%.

EQ/JPMorgan Growth Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI World 100% Hedged to USD Index at a weighting of 65% and the Bloomberg U.S. Intermediate Treasury Index at a weighting of 35%.

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	10.90%	9.70%	8.15%
Portfolio – Class IB Shares	10.92	9.71	8.15
Portfolio – Class K Shares*	11.21	9.98	8.13
EQ/All Asset Growth Allocation Index	12.03	9.13	8.41
S&P 500® Index	28.71	18.47	16.55
Bloomberg U.S. Intermediate Government/Credit Bond Index	(1.44)	2.91	2.38

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.92% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/All Asset Growth Allocation Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index, which returned 12.03%, 28.71% and (1.44)%, respectively.

Portfolio Highlights

The Portfolio holds allocations in global stocks, intermediate-term bonds and alternative investments. In 2021, the world continued its battle with COVID-19, while adjusting to rising inflation, ongoing global trade supply chain pressures, an unclear economic outlook for China, and continued political tension in the U.S. and elsewhere. The EQ/All Asset Growth Allocation Portfolio targets an approximate allocation of 55% in equities, 25% in bonds and 20% in alternative investments, and in 2021, its return was driven by the asset class performance detailed below. Overall, the Portfolio produced a positive return, primarily from its underlying equity holdings.

Details by Sector

In the past year the global stock markets produced attractive returns — and the U.S. stock market enjoyed its third consecutive year of impressive double-digit returns. Both the U.S. large-cap growth and value sectors rose more than 25%, as measured by their respective Russell 1000 Index components. The Portfolio’s U.S. and international stocks contributed the bulk of returns, as companies benefited from the rollout of the COVID-19 vaccines in the developed world, strong consumer demand for goods in the U.S., and continued low borrowing costs. Alternative sectors also added to returns, but by a lesser margin. Fixed-income securities were roughly flat, as rising interest rates in the short- and intermediate-term maturities chipped away at bond prices.

Among equity holdings, 1290 VT GAMCO Small Company Portfolio and EQ/Invesco Comstock Portfolio each contributed to gains, while outperforming their respective benchmarks. In addition, two large-cap value portfolios, EQ/Value Equity Portfolio and 1290 VT Equity Income Portfolio, added value in excess of their benchmarks. The Portfolio’s large-cap growth equities, EQ/Loomis Sayles Growth Portfolio and EQ/T. Rowe Price Growth Stock Portfolio, produced strong gains, but underperformed their benchmarks. The large-cap growth equity sector has seen the bulk of its gains generated by a particular handful of 10 to 15 companies, and these large-cap growth portfolios are by design more diversified than their highly concentrated indexes. EQ/AB Small Cap Growth Portfolio provided attractive returns in excess of its benchmark. Equity holdings that were flat or detracted from gains include mostly those investing in the emerging markets and China, where concerns about the strength of Chinese economic growth has investors worried.

Among alternatives, 1290 VT Real Estate Portfolio and 1290 VT GAMCO Mergers & Acquisitions Portfolio produced strong returns as economic activity rebounded. 1290 VT Natural Resources Portfolio also benefited from rebounded oil prices to boost returns. Portfolios tracking a number of metals benchmarks all fell for the year, including precious metals, gold and silver.

In the bond markets, worries about the global economy, staggered by the pandemic, supply chain woes and the collective impact of two years of fiscal stimulus on the inflation outlook, drove short-term rates upward while long-term rates fell. This nearly inverted the yield curve, generally an indicator of slower economic growth ahead. The Portfolio’s bond holdings were roughly flat, although EQ/PIMCO Global Real Return Portfolio and 1290 VT High Yield Bond Portfolio (which benefited

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO (Unaudited)

from the same conditions that buoyed stocks) produced gains. These were outweighed by negative returns in most of the rest of the fixed-income holdings, with actively managed EQ/Global Bond PLUS Portfolio and emerging market debt positions providing the lowest returns in the bond allocation.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2021
Equity	56.3%
Fixed Income	23.1
Alternatives	13.9
Commodity	6.5
Repurchase Agreements	0.2

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2021
EQ/AB Small Cap Growth Portfolio	7.9%
EQ/MFS International Growth Portfolio	7.2
1290 VT GAMCO Small Company Value Portfolio	6.3
EQ/Loomis Sayles Growth Portfolio	5.5
EQ/Core Plus Bond Portfolio	5.5
EQ/T. Rowe Price Growth Stock Portfolio	5.4
1290 VT GAMCO Mergers & Acquisitions Portfolio	4.9
1290 VT Real Estate Portfolio	4.4
EQ/PIMCO Global Real Return Portfolio	4.1
EQ/Invesco Comstock Portfolio	4.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,020.70	$2.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.58	2.66
Class IB
Actual	1,000.00	1,021.10	2.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.58	2.66
Class K
Actual	1,000.00	1,022.10	1.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.84	1.38

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.52%, 0.52% and 0.27%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Commodity (6.5%)
Invesco DB Gold Fund*‡	133,000	$6,963,215
Invesco DB Precious Metals Fund*‡	146,790	7,194,178
Invesco DB Silver Fund*‡	103,180	3,327,906
iShares Gold Trust*	417,500	14,533,175

Total Commodity		32,018,474

Equity (3.6%)
iShares China Large-Cap ETF (x)	59,385	2,172,303
iShares International Developed Property ETF (x)‡	125,310	4,668,725
iShares MSCI EAFE Small-Cap ETF (x)	102,470	7,489,532
SPDR S&P Emerging Asia Pacific ETF	9,650	1,172,668
SPDR S&P Emerging Markets SmallCap ETF (x)	42,045	2,493,689

Total Equity		17,996,917

Fixed Income (2.0%)
iShares JP Morgan USD Emerging Markets Bond ETF	91,460	9,974,628

Total Exchange Traded Funds (12.1%) (Cost $46,095,045)		59,990,019

INVESTMENT COMPANIES:
Alternatives (13.8%)
1290 VT Convertible Securities Portfolio‡	1,356,314	14,202,549
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	1,876,034	24,404,288
1290 VT Natural Resources Portfolio‡	1,089,460	8,507,447
1290 VT Real Estate Portfolio‡	2,960,253	21,582,233

Total Alternatives		68,696,517

Equity (52.7%)
1290 VT Equity Income Portfolio‡	2,006,917	10,403,017
1290 VT GAMCO Small Company Value Portfolio‡	421,668	31,052,222
1290 VT Low Volatility Global Equity Portfolio‡	923,708	12,784,387
EQ/AB Small Cap Growth Portfolio*‡	1,886,306	39,265,125
EQ/Emerging Markets Equity PLUS Portfolio‡	646,461	6,902,790
EQ/International Equity Index Portfolio‡	1,063,246	11,459,681
EQ/Invesco Comstock Portfolio‡	924,232	20,180,147
EQ/Janus Enterprise Portfolio‡	127,614	3,157,838
EQ/JPMorgan Value Opportunities Portfolio‡	900,297	17,935,796
EQ/Loomis Sayles Growth Portfolio*‡	2,314,197	27,186,320
EQ/MFS International Growth Portfolio‡	4,283,231	35,550,921
EQ/T. Rowe Price Growth Stock Portfolio‡	344,605	26,965,348
EQ/Value Equity Portfolio‡	817,020	18,491,727

Total Equity		261,335,319

Fixed Income (21.0%)
1290 Diversified Bond Fund‡	586,916	6,238,920
1290 VT DoubleLine Opportunistic Bond Portfolio‡	1,164,038	11,710,119
1290 VT High Yield Bond Portfolio‡	1,557,985	15,101,999
EQ/Core Plus Bond Portfolio‡	6,681,873	27,115,626
EQ/Intermediate Government Bond Portfolio‡	352,946	3,632,055
EQ/PIMCO Global Real Return Portfolio‡	2,070,101	20,255,588
EQ/PIMCO Ultra Short Bond Portfolio‡	1,068,286	10,464,800
Multimanager Core Bond Portfolio‡	1,002,880	9,927,357

Total Fixed Income		104,446,464

Total Investment Companies (87.5%) (Cost $404,460,589)		434,478,300

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.2%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $72,623, collateralized by various Foreign Government Agency Securities, ranging from 0.410% - 2.000%, maturing 4/14/22 - 6/10/31; total market value $74,087. (xx)	$72,622	72,622
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $933,485, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22 - 11/15/51; total market value $952,152. (xx)	933,483	933,483
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $71,696, collateralized by various Common Stocks; total market value $79,249. (xx)	71,695	71,695

Total Repurchase Agreements		1,077,800

Total Short-Term Investments (0.2%) (Cost $1,077,800)		1,077,800

Total Investments in Securities (99.8%) (Cost $451,633,434)		495,546,119
Other Assets Less Liabilities (0.2%)		889,198

Net Assets (100%)		$496,435,317

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $7,577,720. This was collateralized by $6,926,604 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $1,077,800 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS (ETF):
Commodity
Invesco DB Gold Fund*	133,000	7,361,869	—	—	—	(398,654)	6,963,215	—	—
Invesco DB Precious Metals Fund*, **	146,790	4,172,496	3,269,876	—	—	(248,194)	7,194,178	—	—
Invesco DB Silver Fund*	103,180	3,857,291	—	—	—	(529,385)	3,327,906	—	—
Equity
iShares International Developed Property ETF (x)	125,310	4,468,555	—	—	—	200,170	4,668,725	203,434	—
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	1,356,314	14,880,247	5,110,228	(1,166,349)	41,019	(4,662,596)	14,202,549	1,011,326	3,813,842
1290 VT GAMCO Mergers & Acquisitions Portfolio	1,876,034	23,272,610	2,730,506	(3,549,523)	57,034	1,893,661	24,404,288	209,110	643,806
1290 VT Natural Resources Portfolio	1,089,460	7,283,012	463,138	(1,091,485)	3,694	1,849,088	8,507,447	300,247	—
1290 VT Real Estate Portfolio	2,960,253	18,158,110	10,226,373	(2,224,591)	215,198	(4,792,857)	21,582,233	705,756	8,604,111
Equity
1290 VT Equity Income Portfolio	2,006,917	9,218,675	332,605	(1,366,485)	47,855	2,170,367	10,403,017	169,714	—
1290 VT GAMCO Small Company Value Portfolio	421,668	30,807,357	2,959,613	(7,655,658)	986,152	3,954,758	31,052,222	241,382	2,116,955
1290 VT Low Volatility Global Equity Portfolio	923,708	11,698,685	506,853	(916,417)	46,584	1,448,682	12,784,387	261,656	21,220
EQ/AB Small Cap Growth Portfolio*	1,886,306	40,762,375	7,204,715	(7,576,086)	555,018	(1,680,897)	39,265,125	—	6,380,691
EQ/Emerging Markets Equity PLUS Portfolio	646,461	8,579,277	465,421	(1,949,796)	265,863	(457,975)	6,902,790	104,164	178,003
EQ/International Equity Index Portfolio	1,063,246	10,947,156	608,697	(916,417)	55,344	764,901	11,459,681	384,722	—
EQ/Invesco Comstock Portfolio	924,232	20,469,755	1,433,590	(6,882,902)	1,406,397	3,753,307	20,180,147	253,088	793,635
EQ/Janus Enterprise Portfolio	127,614	2,812,345	358,714	(166,621)	9,733	143,667	3,157,838	8,720	309,272
EQ/JPMorgan Value Opportunities Portfolio	900,297	21,045,227	3,907,966	(7,966,213)	1,113,124	(164,308)	17,935,796	155,066	3,345,670
EQ/Loomis Sayles Growth Portfolio*	2,314,197	24,367,772	4,003,972	(2,466,145)	90,437	1,190,284	27,186,320	—	2,535,659

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/MFS International Growth Portfolio	4,283,231	33,519,985	6,033,254	(2,749,251)	77,303	(1,330,370)	35,550,921	161,499	4,249,827
EQ/T. Rowe Price Growth Stock Portfolio	344,605	24,669,643	3,665,960	(2,466,145)	77,545	1,018,345	26,965,348	128	2,197,520
EQ/Value Equity Portfolio (a)	817,020	17,060,266	3,719,699	(3,082,902)	322,715	471,949	18,491,727	158,410	3,174,421
Fixed Income
1290 Diversified Bond Fund	586,916	—	6,385,891	—	—	(146,971)	6,238,920	85,891	—
1290 VT DoubleLine Opportunistic Bond Portfolio	1,164,038	9,847,850	2,972,280	(826,947)	(82)	(282,982)	11,710,119	257,254	11,952
1290 VT High Yield Bond Portfolio	1,557,985	13,522,164	2,739,584	(1,083,038)	103	(76,814)	15,101,999	674,885	—
EQ/Core Plus Bond Portfolio (aa)	6,681,873	—	2,233,446	(925,818)	(32)	(2,489,318)	27,115,626	427,204	268,383
EQ/Global Bond PLUS Portfolio (aa)	—	26,718,801	2,972,837	(1,207,843)	(446)	(186,001)	—	248,629	742,040
EQ/Intermediate Government Bond Portfolio	352,946	5,682,882	1,572,530	(3,461,288)	(17,228)	(144,841)	3,632,055	34,805	25,468
EQ/PIMCO Global Real Return Portfolio	2,070,101	17,992,380	4,721,191	(1,582,902)	7,798	(882,879)	20,255,588	984,136	750,187
EQ/PIMCO Ultra Short Bond Portfolio	1,068,286	9,611,992	1,764,442	(826,947)	6	(84,693)	10,464,800	61,368	—
Multimanager Core Bond Portfolio	1,002,880	8,127,468	2,740,993	(666,485)	(1,065)	(273,554)	9,927,357	170,837	7,264

Total		430,916,245	85,104,374	(64,774,254)	5,360,069	25,890	456,632,324	7,273,431	40,169,926

**	Not affiliated at December 31, 2020.
(a)	Formerly known as EQ/BlackRock Basic Value Equity Portfolio.
(aa)

As a result of a business combination, after the close of business on June 18, 2021, the Portfolio exchanged in a nontaxable transfer 2,915,243 Class K shares of EQ/Global Bond PLUS Portfolio for 6,363,975 Class K shares of EQ/Core Plus Bond Portfolio with a value of $27,035,022 (at a cost of $28,297,348). These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$59,990,019	$—	$—	$59,990,019
Investment Companies
Investment Companies	6,238,920	428,239,380	—	434,478,300
Short-Term Investments
Repurchase Agreements	—	1,077,800	—	1,077,800

Total Assets	$66,228,939	$429,317,180	$—	$495,546,119

Total Liabilities	$—	$—	$—	$—

Total	$66,228,939	$429,317,180	$—	$495,546,119

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$88,175,225
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$69,669,640

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$49,027,407
Aggregate gross unrealized depreciation	(11,920,724)

Net unrealized appreciation	$37,106,683

Federal income tax cost of investments in securities and derivative instruments, if applicable	$458,439,436

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $424,121,457)	$456,632,324
Unaffiliated Issuers (Cost $26,434,177)	37,835,995
Repurchase Agreements (Cost $1,077,800)	1,077,800
Cash	2,514,289
Receivable for Portfolio shares sold	27,255
Dividends, interest and other receivables	6,572
Securities lending income receivable	2,142
Other assets	1,826

Total assets	498,098,203

LIABILITIES
Payable for return of collateral on securities loaned	1,077,800
Payable for Portfolio shares redeemed	127,497
Payable for securities purchased	122,786
Distribution fees payable – Class IB	95,303
Administrative fees payable	49,018
Investment management fees payable	41,492
Distribution fees payable – Class IA	8,181
Trustees’ fees payable	320
Accrued expenses	140,489

Total liabilities	1,662,886

NET ASSETS	$496,435,317

Net assets were comprised of:
Paid in capital	$434,284,161
Total distributable earnings (loss)	62,151,156

Net assets	$496,435,317

Class IA
Net asset value, offering and redemption price per share, $38,940,738 / 1,889,262 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.61

Class IB
Net asset value, offering and redemption price per share, $454,964,184 / 21,993,013 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.69

Class K
Net asset value, offering and redemption price per share, $2,530,395 / 123,065 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.56

(x)	Includes value of securities on loan of $7,577,720.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($7,273,431 of dividend income received from affiliates)	$7,987,527
Interest	428
Securities lending (net)	30,926

Total income	8,018,881

EXPENSES
Distribution fees – Class IB	1,126,495
Administrative fees	582,139
Investment management fees	492,077
Custodian fees	150,500
Distribution fees – Class IA	97,405
Professional fees	54,030
Printing and mailing expenses	42,977
Recoupment fees	33,539
Trustees’ fees	14,629
Miscellaneous	5,660

Total expenses	2,599,451

NET INVESTMENT INCOME (LOSS)	5,419,430

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($5,360,069 realized gain (loss) from affiliates)	6,506,163
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	40,169,926

Net realized gain (loss)	46,676,089

Net change in unrealized appreciation (depreciation) on investments in securities ($25,890 of change in unrealized appreciation (depreciation) from affiliates)	(1,590,978)

NET REALIZED AND UNREALIZED GAIN (LOSS)	45,085,111

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$50,504,541

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,419,430	$3,648,358
Net realized gain (loss)	46,676,089	61,509,672
Net change in unrealized appreciation (depreciation)	(1,590,978)	(10,602,925)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	50,504,541	54,555,105

Distributions to shareholders:
Class IA	(6,647,384)	(1,745,910)
Class IB	(77,500,761)	(19,901,002)
Class K	(448,695)	(110,496)

Total distributions to shareholders	(84,596,840)	(21,757,408)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 106,969 and 539,144 shares, respectively ]	2,480,050	10,896,783
Capital shares issued in reinvestment of dividends and distributions [ 317,881 and 81,004 shares, respectively ]	6,647,384	1,745,910
Capital shares repurchased [ (212,981) and (321,703) shares, respectively ]	(4,967,473)	(6,622,933)

Total Class IA transactions	4,159,961	6,019,760

Class IB
Capital shares sold [ 1,031,450 and 822,210 shares, respectively ]	24,097,365	16,589,221
Capital shares issued in connection with merger (Note 8) [ 0 and 5,222,859 shares, respectively ]	—	106,157,901
Capital shares issued in reinvestment of dividends and distributions [ 3,693,034 and 920,013 shares, respectively ]	77,500,761	19,901,002
Capital shares repurchased [ (2,067,005) and (2,310,785) shares, respectively ]	(48,010,909)	(47,021,865)

Total Class IB transactions	53,587,217	95,626,259

Class K
Capital shares sold [ 32,347 and 48,178 shares, respectively ]	763,057	905,287
Capital shares issued in reinvestment of dividends and distributions [ 21,480 and 5,135 shares, respectively ]	448,695	110,496
Capital shares repurchased [ (29,651) and (98,256) shares, respectively ]	(688,628)	(2,032,589)

Total Class K transactions	523,124	(1,016,806)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	58,270,302	100,629,213

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,178,003	133,426,910
NET ASSETS:
Beginning of year	472,257,314	338,830,404

End of year	$496,435,317	$472,257,314

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021		2020		2019		2018		2017
Net asset value, beginning of year	$22.31		$20.86		$18.50		$21.16		$18.90

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.26		0.19		0.33		0.26		0.21
Net realized and unrealized gain (loss)	2.08		2.32		3.18		(1.82)		2.79

Total from investment operations	2.34		2.51		3.51		(1.56)		3.00

Less distributions:
Dividends from net investment income	(0.85)		(0.32)		(0.35)		(0.38)		(0.31)
Distributions from net realized gains	(3.19)		(0.74)		(0.80)		(0.72)		(0.43)

Total dividends and distributions	(4.04)		(1.06)		(1.15)		(1.10)		(0.74)

Net asset value, end of year	$20.61		$22.31		$20.86		$18.50		$21.16

Total return	10.90%		12.28%		19.14%		(7.60)%		15.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$38,941		$37,418		$28,759		$27,529		$31,514
Ratio of expenses to average net assets:
After waivers (f)	0.53	%(j)	0.55	%(k)	0.55	%(m)	0.56	%(n)	0.59	%(o)
Before waivers (f)	0.53%		0.55%		0.55%		0.56%		0.63%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.10%		0.92%		1.62%		1.23%		1.01%
Before waivers (f)(x)	1.10%		0.91%		1.62%		1.23%		0.98%
Portfolio turnover rate^	14%		79	%(aa)	11%		12%		15%

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$22.38		$20.92		$18.55		$21.21		$18.95

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.26		0.20		0.34		0.26		0.18
Net realized and unrealized gain (loss)	2.09		2.32		3.18		(1.82)		2.82

Total from investment operations	2.35		2.52		3.52		(1.56)		3.00

Less distributions:
Dividends from net investment income	(0.85)		(0.32)		(0.35)		(0.38)		(0.31)
Distributions from net realized gains	(3.19)		(0.74)		(0.80)		(0.72)		(0.43)

Total dividends and distributions	(4.04)		(1.06)		(1.15)		(1.10)		(0.74)

Net asset value, end of year	$20.69		$22.38		$20.92		$18.55		$21.21

Total return	10.92%		12.29%		19.14%		(7.58)%		15.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$454,964		$432,637		$307,078		$273,992		$313,159
Ratio of expenses to average net assets:
After waivers (f)	0.53	%(j)	0.54	%(k)	0.55	%(m)	0.56	%(n)	0.59	%(o)
Before waivers (f)	0.53%		0.55%		0.55%		0.56%		0.62%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.12%		0.96%		1.65%		1.24%		0.90%
Before waivers (f)(x)	1.12%		0.95%		1.65%		1.24%		0.86%
Portfolio turnover rate^	14%		79	%(aa)	11%		12%		15%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021		2020		2019		2018		2017
Net asset value, beginning of year	$22.26		$20.81		$18.46		$21.12		$18.86

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.32		0.15		0.39		0.30		0.24
Net realized and unrealized gain (loss)	2.07		2.41		3.16		(1.81)		2.81

Total from investment operations	2.39		2.56		3.55		(1.51)		3.05

Less distributions:
Dividends from net investment income	(0.90)		(0.37)		(0.40)		(0.43)		(0.36)
Distributions from net realized gains	(3.19)		(0.74)		(0.80)		(0.72)		(0.43)

Total dividends and distributions	(4.09)		(1.11)		(1.20)		(1.15)		(0.79)

Net asset value, end of year	$20.56		$22.26		$20.81		$18.46		$21.12

Total return	11.21%		12.55%		19.41%		(7.36)%		16.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,530		$2,201		$2,993		$2,058		$2,591
Ratio of expenses to average net assets:
After waivers (f)	0.28	%(j)	0.30	%(k)	0.30	%(m)	0.31	%(n)	0.34	%(o)
Before waivers (f)	0.28%		0.30%		0.30%		0.31%		0.37%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.37%		0.74%		1.90%		1.42%		1.20%
Before waivers (f)(x)	1.37%		0.74%		1.90%		1.42%		1.17%
Portfolio turnover rate^	14%		79	%(aa)	11%		12%		15%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.21% for Class IA, 1.21% for Class IB and 0.96% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IA, 1.25% for Class IB and 1.00% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.26% for Class IA, 1.26% for Class IB and 1.01% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.28% for Class IA, 1.28% for Class IB and 1.03% for Class K.
(o)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.31% for Class IA, 1.31% for Class IB and 1.06% for Class K.
(aa)

The portfolio turnover rate calculation includes purchases and sales made as a result of implementing a tax planning strategy. Excluding such transactions, the portfolio turnover rate would have been 19%.

(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	0.02%	2.63%	2.02%
EQ/Ultra Conservative Strategy Index	0.63	3.71	3.00
S&P 500® Index	28.71	18.47	16.55
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.32	1.68

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.02% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/Ultra Conservative Strategy Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government Bond Index, which returned 0.63%, 28.71% and (1.69)%, respectively.

Portfolio Highlights

The Portfolio holds allocations in intermediate-term U.S. government bonds and global stocks. In 2021, the world continued its battle with COVID-19, while adjusting to an inflation spike, ongoing global trade supply chain pressures, a moderating economic outlook for China, and continued political tension in the U.S. and elsewhere. The Portfolio targets an approximate allocation of 90% in bonds and 10% in equities, which generated a roughly flat return in 2021, in line with the asset class performance detailed below.

Details by Sector

The Portfolio’s fixed-income allocation produced a negative return for the year, as worries about the global economic outlook — mainly the persistence of the pandemic, uneven vaccine distribution and expectations about the probable future impact of two years of fiscal stimulus on inflation — drove short-term rates upward while long-term rates fell. This nearly inverted the yield curve, which raised concerns about the potential for slower economic growth ahead. As a consequence, the Portfolio’s intermediate-government bonds fell during the year.

This drop was outweighed slightly by the developed-world stock allocation, where companies benefited from the rollout of vaccines to the biggest economies, strong consumer demand for goods in the U.S., and continued low borrowing costs around the globe. The U.S. stock market, for example, enjoyed its third consecutive year of double-digit returns, and the Portfolio’s U.S. large-cap allocation was therefore the biggest contributor to returns. Moving down the capitalization range, the positive impact of outsized stock valuations on the biggest 10 to 15 companies in the U.S. was reduced, while concerns about supply chains and future interest rates increased. Thus the mid-cap allocation produced attractive gains, though slightly less than did large-caps, and small-caps rose only half the amount of the broad U.S. market. In the non-U.S. developed world, most economies were trailing the U.S. rebound somewhat, generating positive returns, but to a lesser extent than their U.S. counterparts.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2021
Fixed Income	89.4%
Equity	10.6

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2021
EQ/Intermediate Government Bond Portfolio	89.4%
EQ/500 Managed Volatility Portfolio	6.4
EQ/2000 Managed Volatility Portfolio	2.5
EQ/International Managed Volatility Portfolio	1.4
EQ/400 Managed Volatility Portfolio	0.3

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$997.30	$2.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.82	2.41

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.47%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (10.6%)
EQ/2000 Managed Volatility Portfolio‡	1,022,929	$23,081,328
EQ/400 Managed Volatility Portfolio‡	101,993	2,576,932
EQ/500 Managed Volatility Portfolio‡	1,782,499	59,995,410
EQ/International Managed Volatility Portfolio‡	902,190	13,356,244

Total Equity		99,009,914

Fixed Income (89.3%)
EQ/Intermediate Government Bond Portfolio‡	80,970,308	833,240,520

Total Investments in Securities (99.9%) (Cost $911,703,666)		932,250,434
Other Assets Less Liabilities (0.1%)		478,855

Net Assets (100%)		$932,729,289

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/2000 Managed Volatility Portfolio	1,022,929	29,140,669	7,535,076	(13,860,053)	4,331,745	(4,066,109)	23,081,328	139,347	3,560,848
EQ/400 Managed Volatility Portfolio	101,993	5,541,609	1,150,601	(4,697,118)	1,567,691	(985,851)	2,576,932	14,977	290,163
EQ/500 Managed Volatility Portfolio	1,782,499	62,423,938	16,713,402	(27,546,650)	5,231,593	3,173,127	59,995,410	422,514	5,314,787
EQ/International Managed Volatility Portfolio	902,190	15,629,533	3,702,403	(6,577,145)	1,436,231	(834,778)	13,356,244	431,592	507,910
Fixed Income
EQ/Intermediate Government Bond Portfolio	80,970,308	902,203,008	204,841,145	(244,628,701)	(208,241)	(28,966,691)	833,240,520	7,911,658	5,655,376

Total		1,014,938,757	233,942,627	(297,309,667)	12,359,019	(31,680,302)	932,250,434	8,920,088	15,329,084

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$932,250,434	$—	$932,250,434

Total Assets	$—	$932,250,434	$—	$932,250,434

Total Liabilities	$—	$—	$—	$—

Total	$—	$932,250,434	$—	$932,250,434

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$233,942,627
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$297,309,667

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,892,230
Aggregate gross unrealized depreciation	(10,759,981)

Net unrealized appreciation	$20,132,249

Federal income tax cost of investments in securities and derivative instruments, if applicable	$912,118,185

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $911,703,666)	$932,250,434
Receivable for Portfolio shares sold	839,284
Receivable for securities sold	145,629
Other assets	3,896

Total assets	933,239,243

LIABILITIES
Distribution fees payable – Class IB	195,326
Administrative fees payable	92,049
Investment management fees payable	78,206
Overdraft payable	59,851
Payable for Portfolio shares redeemed	4,741
Accrued expenses	79,781

Total liabilities	509,954

NET ASSETS	$932,729,289

Net assets were comprised of:
Paid in capital	$901,825,815
Total distributable earnings (loss)	30,903,474

Net assets	$932,729,289

Class IB
Net asset value, offering and redemption price per share, $932,729,289 / 96,384,525 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.68

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$8,920,088
Interest	255

Total income	8,920,343

EXPENSES
Distribution fees – Class IB	2,278,239
Administrative fees	1,078,546
Investment management fees	911,289
Professional fees	60,974
Custodian fees	47,200
Printing and mailing expenses	44,932
Trustees’ fees	27,246
Recoupment fees	22,992
Miscellaneous	22,034

Total expenses	4,493,452

NET INVESTMENT INCOME (LOSS)	4,426,891

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gains received from affiliates)	12,359,019
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	15,329,084

Net realized gain (loss)	27,688,103

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(31,680,302)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,992,199)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$434,692

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,426,891	$6,225,328
Net realized gain (loss)	27,688,103	52,538,057
Net change in unrealized appreciation (depreciation)	(31,680,302)	30,991,621

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	434,692	89,755,006

Distributions to shareholders:
Class IB	(35,202,472)	(46,520,625)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 20,898,796 and 256,439,321 shares, respectively ]	208,596,348	2,582,999,562
Capital shares issued in reinvestment of dividends and distributions [ 3,605,322 and 4,627,679 shares, respectively ]	35,202,472	46,520,625
Capital shares repurchased [ (29,064,239) and (207,289,972) shares, respectively ]	(292,170,701)	(2,126,856,295)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(48,371,881)	502,663,892

TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,139,661)	545,898,273
NET ASSETS:
Beginning of year	1,015,868,950	469,970,677

End of year	$932,729,289	$1,015,868,950

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$10.06		$9.96		$9.67		$9.83		$9.77

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.05		0.05		0.09		0.26		0.05
Net realized and unrealized gain (loss)	(0.05)		0.51		0.49		(0.29)		0.15

Total from investment operations	—	#	0.56		0.58		(0.03)		0.20

Less distributions:
Dividends from net investment income	(0.07)		(0.10)		(0.12)		(0.11)		(0.07)
Distributions from net realized gains	(0.31)		(0.36)		(0.17)		(0.02)		(0.07)

Total dividends and distributions	(0.38)		(0.46)		(0.29)		(0.13)		(0.14)

Net asset value, end of year	$9.68		$10.06		$9.96		$9.67		$9.83

Total return	0.02%		5.68%		6.03%		(0.36)%		1.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$932,729		$1,015,869		$469,971		$1,084,793		$136,471
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.49	%(j)	0.51	%(k)	0.51	%(k)	0.52	%(k)	0.49	%(k)
Before waivers and reimbursements (f)	0.49%		0.51%		0.53%		0.53%		0.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.49%		0.48%		0.90%		2.65%		0.48%
Before waivers and reimbursements (f)(x)	0.49%		0.48%		0.88%		2.64%		0.40%
Portfolio turnover rate^	26%		175%		107%		28%		66%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.91% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	2.50%	4.26%	3.53%
EQ/Conservative Strategy Index	3.24	4.91	4.16
S&P 500® Index	28.71	18.47	16.55
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.32	1.68

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.50% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/Conservative Strategy Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government Bond Index, which returned 3.24%, 28.71% and (1.69)%, respectively.

Portfolio Highlights

The Portfolio holds allocations in intermediate-term U.S. government bonds and global stocks. In 2021, the world continued its battle with COVID-19, while adjusting to an inflation spike, ongoing global trade supply chain pressures, a moderating economic outlook for China, and continued political tension in the U.S. and elsewhere. The Portfolio targets an approximate allocation of 80% in bonds and 20% in equities, which generated a modest return in 2021, in line with the asset class performance detailed below.

Details by Sector

The Portfolio’s fixed-income holdings produced negative performance for the year, as worries about the global economic outlook — mainly the persistence of the pandemic, uneven vaccine distribution and expectations about the probable future impact of two years of fiscal stimulus on inflation — drove short-term rates upward while long-term rates fell. This nearly inverted the yield curve, which raised concerns about the potential for slower economic growth ahead. As a consequence, the fixed-income allocation was the main detractor from the Portfolio’s total return, due especially to negative returns from positions in intermediate government and core bonds.

This drop was outweighed by the developed-world stock allocation, where companies benefited from the rollout of vaccines to the biggest economies, strong consumer demand for goods in the U.S., and continued low borrowing costs around the globe. The U.S. stock market, for example, enjoyed its third consecutive year of double-digit returns, and the Portfolio’s U.S. large-cap allocation was therefore the biggest contributor to returns. Moving down the capitalization range, the positive impact of outsized stock valuations on the biggest 10 to 15 companies in the U.S. was reduced, while concerns about supply chains and future interest rates increased. Thus the mid-cap allocation produced attractive gains, though slightly less than did large-caps, and small-caps rose only half the amount of the broad U.S. market. In the non-U.S. developed world, most economies were trailing the U.S. rebound somewhat, generating positive returns, but to a lesser extent than their U.S. counterparts.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2021
Fixed Income	79.3%
Equity	20.7

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2021
EQ/Intermediate Government Bond Portfolio	32.4%
EQ/Core Bond Index Portfolio	30.5
EQ/500 Managed Volatility Portfolio	12.7
EQ/Long-Term Bond Portfolio	10.4
EQ/AB Short Duration Government Bond Portfolio	6.0
EQ/2000 Managed Volatility Portfolio	4.7
EQ/International Managed Volatility Portfolio	2.8
EQ/400 Managed Volatility Portfolio	0.5

EQ/CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,005.60	$2.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.74	2.50

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.49%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (20.8%)
EQ/2000 Managed Volatility Portfolio‡	1,738,632	$39,230,413
EQ/400 Managed Volatility Portfolio‡	188,565	4,764,247
EQ/500 Managed Volatility Portfolio‡	3,158,816	106,319,567
EQ/International Managed Volatility Portfolio‡	1,582,739	23,431,249

Total Equity		173,745,476

Fixed Income (79.3%)
EQ/AB Short Duration Government Bond Portfolio‡	5,101,252	50,303,124
EQ/Core Bond Index Portfolio‡	25,435,113	255,567,246
EQ/Intermediate Government Bond Portfolio‡	26,361,048	271,273,434

EQ/Long-Term Bond Portfolio‡	8,895,012	87,372,484

Total Fixed Income		664,516,288

Total Investments in Securities (100.1%) (Cost $762,573,283)		838,261,764
Other Assets Less Liabilities (-0.1%)		(449,104)

Net Assets (100%)		$837,812,660

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/2000 Managed Volatility Portfolio	1,738,632	49,446,697	10,178,137	(20,775,485)	5,632,824	(5,251,760)	39,230,413	242,265	6,270,237
EQ/400 Managed Volatility Portfolio	188,565	6,474,086	1,258,127	(3,615,901)	799,006	(151,071)	4,764,247	28,240	554,566
EQ/500 Managed Volatility Portfolio	3,158,816	110,566,775	21,686,577	(42,001,550)	9,759,188	6,308,577	106,319,567	763,913	9,787,394
EQ/International Managed Volatility Portfolio	1,582,739	27,703,121	4,654,593	(9,966,576)	1,564,620	(524,509)	23,431,249	778,598	933,619
Fixed Income
EQ/AB Short Duration Government Bond Portfolio	5,101,252	88,307,246	12,875,477	(50,552,793)	6,247	(333,053)	50,303,124	318,900	—
EQ/Core Bond Index Portfolio	25,435,113	304,600,718	49,283,396	(87,012,098)	124,515	(11,429,285)	255,567,246	4,320,122	1,388,869
EQ/Intermediate Government Bond Portfolio	26,361,048	321,779,408	51,647,597	(91,581,413)	6,776	(10,578,934)	271,273,434	2,631,525	1,974,617
EQ/Long-Term Bond Portfolio	8,895,012	—	89,363,872	(1,925,479)	1,956	(67,865)	87,372,484	267,777	1,077

Total		908,878,051	240,947,776	(307,431,295)	17,895,132	(22,027,900)	838,261,764	9,351,340	20,910,379

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$838,261,764	$—	$838,261,764

Total Assets	$—	$838,261,764	$—	$838,261,764

Total Liabilities	$—	$—	$—	$—

Total	$—	$838,261,764	$—	$838,261,764

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$240,947,776
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$307,431,295

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$82,155,875
Aggregate gross unrealized depreciation	(6,707,157)

Net unrealized appreciation	$75,448,718

Federal income tax cost of investments in securities and derivative instruments, if applicable	$762,813,046

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $762,573,283)	$838,261,764
Receivable for securities sold	468,631
Receivable for Portfolio shares sold	4,812
Other assets	3,351

Total assets	838,738,558

LIABILITIES
Payable for Portfolio shares redeemed	498,355
Distribution fees payable – Class IB	179,335
Administrative fees payable	84,513
Investment management fees payable	71,733
Overdraft payable	33,052
Accrued expenses	58,910

Total liabilities	925,898

NET ASSETS	$837,812,660

Net assets were comprised of:
Paid in capital	$743,906,873
Total distributable earnings (loss)	93,905,787

Net assets	$837,812,660

Class IB
Net asset value, offering and redemption price per share, $837,812,660 / 65,870,413 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$9,351,340
Interest	254

Total income	9,351,594

EXPENSES
Distribution fees – Class IB	2,215,468
Administrative fees	1,048,695
Investment management fees	886,181
Professional fees	60,344
Recoupment fees	56,311
Custodian fees	50,101
Printing and mailing expenses	44,470
Trustees’ fees	25,600
Miscellaneous	13,597

Total expenses	4,400,767

NET INVESTMENT INCOME (LOSS)	4,950,827

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	17,895,132
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	20,910,379

Net realized gain (loss)	38,805,511

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(22,027,900)

NET REALIZED AND UNREALIZED GAIN (LOSS)	16,777,611

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,728,438

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,950,827	$8,257,137
Net realized gain (loss)	38,805,511	19,766,553
Net change in unrealized appreciation (depreciation)	(22,027,900)	32,135,668

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,728,438	60,159,358

Distributions to shareholders:
Class IB	(35,881,360)	(20,995,097)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 14,866,845 and 29,568,398 shares, respectively ]	194,843,303	371,256,538
Capital shares issued in reinvestment of dividends and distributions [ 2,806,075 and 1,628,660 shares, respectively ]	35,881,360	20,995,097
Capital shares repurchased [ (21,910,968) and (22,724,318) shares, respectively ]	(286,972,403)	(284,820,566)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(56,247,740)	107,431,069

TOTAL INCREASE (DECREASE) IN NET ASSETS	(70,400,662)	146,595,330
NET ASSETS:
Beginning of year	908,213,322	761,617,992

End of year	$837,812,660	$908,213,322

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$12.95		$12.36		$11.58		$12.17		$11.92

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07		0.13		0.18		0.13		0.10
Net realized and unrealized gain (loss)	0.25		0.77		0.86		(0.30)		0.41

Total from investment operations	0.32		0.90		1.04		(0.17)		0.51

Less distributions:
Dividends from net investment income	(0.14)		(0.19)		(0.19)		(0.15)		(0.13)
Distributions from net realized gains	(0.41)		(0.12)		(0.07)		(0.27)		(0.13)

Total dividends and distributions	(0.55)		(0.31)		(0.26)		(0.42)		(0.26)

Net asset value, end of year	$12.72		$12.95		$12.36		$11.58		$12.17

Total return	2.50%		7.26%		8.97%		(1.41)%		4.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$837,813		$908,213		$761,618		$671,127		$814,155
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(j)	0.49	%(j)	0.48	%(j)	0.48	%(j)	0.46	%(j)
Before waivers (f)	0.50%		0.50%		0.50%		0.51%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.56%		1.00%		1.48%		1.10%		0.82%
Before waivers (f)(x)	0.56%		0.99%		1.46%		1.06%		0.77%
Portfolio turnover rate^	27%		23%		17%		10%		9%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	7.08%	6.87%	6.00%
EQ/Conservative Growth Strategy Index	7.71	7.47	6.68
S&P 500® Index	28.71	18.47	16.55
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.32	1.68

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.08% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/Conservative Growth Strategy Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government Bond Index, which returned 7.71%, 28.71% and (1.69)%, respectively.

Portfolio Highlights

The Portfolio holds allocations in intermediate-term U.S. government bonds and global stocks. In 2021, the world continued its battle with COVID-19, while adjusting to an inflation spike, ongoing global trade supply chain pressures, a moderating economic outlook for China, and continued political tension in the U.S. and elsewhere. The Portfolio targets an approximate allocation of 60% in bonds and 40% in equities, which generated a moderate return in 2021, in line with the asset class performance detailed below.

Details by Sector

The Portfolio’s fixed-income holdings produced negative performance for the year, as worries about the global economic outlook — mainly the persistence of the pandemic, uneven vaccine distribution and expectations about the probable future impact of two years of fiscal stimulus on inflation — drove short-term rates upward while long-term rates fell. This nearly inverted the yield curve, which raised concerns about the potential for slower economic growth ahead. As a consequence, the fixed-income allocation was the main detractor from the Portfolio’s total return, due especially to negative returns from positions in intermediate government and core bonds. Positions in long-term bonds and short-duration governments offered some cushion with flat to positive gains.

This drop was outweighed by the developed-world stock allocation, where companies benefited from the rollout of vaccines to the biggest economies, strong consumer demand for goods in the U.S., and continued low borrowing costs around the globe. The U.S. stock market, for example, enjoyed its third consecutive year of double-digit returns, and the Portfolio’s U.S. large-cap allocation was therefore the biggest contributor to returns. Moving down the capitalization range, the positive impact of outsized stock valuations on the biggest 10 to 15 companies in the U.S. was reduced, while concerns about supply chains and future interest rates increased. Thus the mid-cap allocation produced attractive gains, though slightly less than did large-caps, and small-caps rose only half the amount of the broad U.S. market. In the non-U.S. developed world, most economies were trailing the U.S. rebound somewhat, generating positive returns, but to a lesser extent than their U.S. counterparts.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2021
Fixed Income	59.0%
Equity	41.0

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2021
EQ/500 Managed Volatility Portfolio	25.1%
EQ/Intermediate Government Bond Portfolio	22.9
EQ/Core Bond Index Portfolio	21.5
EQ/Long-Term Bond Portfolio	10.2
EQ/2000 Managed Volatility Portfolio	9.2
EQ/International Managed Volatility Portfolio	5.6
EQ/AB Short Duration Government Bond Portfolio	4.4
EQ/400 Managed Volatility Portfolio	1.1

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,019.40	$2.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.78	2.45

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.48%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (41.0%)
EQ/2000 Managed Volatility Portfolio‡	6,529,707	$147,336,058
EQ/400 Managed Volatility Portfolio‡	696,620	17,600,625
EQ/500 Managed Volatility Portfolio‡	11,874,908	399,686,125
EQ/International Managed Volatility Portfolio‡	6,002,741	88,866,046

Total Equity		653,488,854

Fixed Income (59.0%)
EQ/AB Short Duration Government Bond Portfolio‡	7,169,086	70,693,912
EQ/Core Bond Index Portfolio‡	34,160,984	343,243,162
EQ/Intermediate Government Bond Portfolio‡	35,533,245	365,661,692

EQ/Long-Term Bond Portfolio‡	16,530,094	162,369,118

Total Fixed Income		941,967,884

Total Investments in Securities (100.0%) (Cost $1,301,389,494)		1,595,456,738
Other Assets Less Liabilities (0.0%)		82,361

Net Assets (100%)		$1,595,539,099

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/2000 Managed Volatility Portfolio	6,529,707	172,213,718	26,002,581	(50,446,172)	13,336,971	(13,771,040)	147,336,058	905,629	23,262,664
EQ/400 Managed Volatility Portfolio	696,620	20,163,203	2,340,642	(6,769,529)	1,021,956	844,353	17,600,625	103,948	2,032,884
EQ/500 Managed Volatility Portfolio	11,874,908	383,960,053	44,208,453	(85,595,941)	24,107,700	33,005,860	399,686,125	2,860,319	36,405,746
EQ/International Managed Volatility Portfolio	6,002,741	95,188,877	7,691,940	(17,404,282)	2,682,878	706,633	88,866,046	2,933,027	3,485,103
Fixed Income
EQ/AB Short Duration Government Bond Portfolio	7,169,086	113,709,263	10,475,286	(53,027,066)	5,457	(469,028)	70,693,912	445,760	—
EQ/Core Bond Index Portfolio	34,160,984	396,430,778	48,137,773	(86,249,196)	298,930	(15,375,123)	343,243,162	5,777,298	1,866,183
EQ/Intermediate Government Bond Portfolio	35,533,245	421,605,204	48,904,898	(90,634,675)	310,006	(14,523,741)	365,661,692	3,532,350	2,669,685
EQ/Long-Term Bond Portfolio	16,530,094	—	164,337,203	(1,766,037)	(1,091)	(200,957)	162,369,118	495,210	1,991

Total		1,603,271,096	352,098,776	(391,892,898)	41,762,807	(9,783,043)	1,595,456,738	17,053,541	69,724,256

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,595,456,738	$—	$1,595,456,738

Total Assets	$—	$1,595,456,738	$—	$1,595,456,738

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,595,456,738	$—	$1,595,456,738

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$352,098,776
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$391,892,898

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$300,251,207
Aggregate gross unrealized depreciation	(6,314,639)

Net unrealized appreciation	$293,936,568

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,301,520,170

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $1,301,389,494)	$1,595,456,738
Cash	560,510
Receivable for Portfolio shares sold	276,804
Receivable for securities sold	249,843
Other assets	6,092

Total assets	1,596,549,987

LIABILITIES
Distribution fees payable – Class IB	338,149
Payable for Portfolio shares redeemed	319,201
Administrative fees payable	159,356
Investment management fees payable	135,261
Accrued expenses	58,921

Total liabilities	1,010,888

NET ASSETS	$1,595,539,099

Net assets were comprised of:
Paid in capital	$1,248,597,052
Total distributable earnings (loss)	346,942,047

Net assets	$1,595,539,099

Class IB
Net asset value, offering and redemption price per share, $1,595,539,099 / 101,469,073 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$17,053,541
Interest	236

Total income	17,053,777

EXPENSES
Distribution fees – Class IB	4,054,006
Administrative fees	1,918,634
Investment management fees	1,621,591
Professional fees	80,151
Printing and mailing expenses	68,585
Trustees’ fees	46,055
Custodian fees	39,200
Miscellaneous	23,663

Total expenses	7,851,885

NET INVESTMENT INCOME (LOSS)	9,201,892

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	41,762,807
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	69,724,256

Net realized gain (loss)	111,487,063

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(9,783,043)

NET REALIZED AND UNREALIZED GAIN (LOSS)	101,704,020

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$110,905,912

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,201,892	$12,994,018
Net realized gain (loss)	111,487,063	68,121,600
Net change in unrealized appreciation (depreciation)	(9,783,043)	54,955,838

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	110,905,912	136,071,456

Distributions to shareholders:
Class IB	(102,120,874)	(61,517,214)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 6,383,733 and 14,991,091 shares, respectively ]	103,670,146	221,976,256
Capital shares issued in reinvestment of dividends and distributions [ 6,469,253 and 3,971,844 shares, respectively ]	102,120,874	61,517,214
Capital shares repurchased [ (13,633,206) and (21,797,178) shares, respectively ]	(221,576,061)	(314,029,912)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(15,785,041)	(30,536,442)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,000,003)	44,017,800
NET ASSETS:
Beginning of year	1,602,539,102	1,558,521,302

End of year	$1,595,539,099	$1,602,539,102

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$15.67		$14.83		$13.45		$14.40		$13.63

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09		0.13		0.20		0.15		0.13
Net realized and unrealized gain (loss)	1.01		1.33		1.60		(0.62)		0.95

Total from investment operations	1.10		1.46		1.80		(0.47)		1.08

Less distributions:
Dividends from net investment income	(0.25)		(0.25)		(0.22)		(0.18)		(0.17)
Distributions from net realized gains	(0.80)		(0.37)		(0.20)		(0.30)		(0.14)

Total dividends and distributions	(1.05)		(0.62)		(0.42)		(0.48)		(0.31)

Net asset value, end of year	$15.72		$15.67		$14.83		$13.45		$14.40

Total return	7.08%		9.93%		13.40%		(3.29)%		7.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,595,539		$1,602,539		$1,558,521		$1,375,253		$1,602,383
Ratio of expenses to average net assets:
After waivers (f)	0.48	%(j)	0.50	%(k)	0.51	%(m)	0.50	%(m)	0.49	%(m)
Before waivers (f)	0.48%		0.50%		0.51%		0.50%		0.51%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.57%		0.87%		1.38%		1.06%		0.89%
Before waivers (f)(x)	0.57%		0.87%		1.38%		1.06%		0.87%
Portfolio turnover rate^	22%		28%		15%		10%		8%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.99% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/BALANCED STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	9.48%	8.20%	7.23%
EQ/Balanced Strategy Index	10.31	8.91	8.05
S&P 500® Index	28.71	18.47	16.55
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.32	1.68

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.48% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/Balanced Strategy Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government Bond Index, which returned 10.31%, 28.71% and (1.69)%, respectively.

Portfolio Highlights

The Portfolio holds allocations in intermediate-term U.S. government bonds and global stocks. In 2021, the world continued its battle with COVID-19, while adjusting to an inflation spike, ongoing global trade supply chain pressures, a moderating economic outlook for China, and continued political tension in the U.S. and elsewhere. The Portfolio targets an approximate allocation of 50% in equities and 50% in bonds, which generated an attractive return in 2021, in line with the asset class performance detailed below.

Details by Sector

The biggest contributor to total return was the Portfolio’s allocation to developed-world stocks, where companies benefited from the rollout of vaccines to the biggest economies, strong consumer demand for goods in the U.S., and continued low borrowing costs around the globe. The U.S. stock market, for example, enjoyed its third consecutive year of double-digit returns, and the Portfolio’s U.S. large-cap allocation was therefore the biggest contributor to returns. Moving down the capitalization range, the positive impact of outsized stock valuations on the biggest 10 to 15 companies in the U.S. was reduced, while concerns about supply chains and future interest rates increased. Thus the mid-cap allocation produced attractive gains, though slightly less than did large-caps, and small-caps rose only half the amount of the broad U.S. market. In the non-U.S. developed world, most economies were trailing the U.S. rebound somewhat, generating positive returns, but to a lesser extent than their U.S. counterparts.

The Portfolio’s fixed-income holdings produced negative performance for the year, as worries about the global economic outlook — mainly the persistence of the pandemic, uneven vaccine distribution and expectations about the probable future impact of two years of fiscal stimulus on inflation — drove short-term rates upward while long-term rates fell. This nearly inverted the yield curve, which raised concerns about the potential for slower economic growth ahead. As a consequence, the fixed-income allocation was the main detractor from the Portfolio’s total return, due especially to negative returns from positions in intermediate government and core bonds. Positions in long-term bonds and short-duration governments offered some cushion with flat to positive gains.

EQ/BALANCED STRATEGY PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2021
Equity	51.1%
Fixed Income	48.9

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2021
EQ/500 Managed Volatility Portfolio	31.3%
EQ/Intermediate Government Bond Portfolio	18.4
EQ/Core Bond Index Portfolio	17.3
EQ/2000 Managed Volatility Portfolio	11.5
EQ/Long-Term Bond Portfolio	9.6
EQ/International Managed Volatility Portfolio	7.0
EQ/AB Short Duration Government Bond Portfolio	3.6
EQ/400 Managed Volatility Portfolio	1.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA†
Actual	$1,000.00	$1,019.30	$0.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.16	2.07
Class IB
Actual	1,000.00	1,027.40	2.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.82	2.42

†  Class IA ceased operations after the close of business on September 1, 2021.

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 0.41% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IB and the hypothetical example for all classes (to reflect the one-half year period) and multiplied by 63/365 for Class IA (to reflect the actual number of days the Class was in operation in the period).

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (51.1%)
EQ/2000 Managed Volatility Portfolio‡	22,557,031	$508,975,951
EQ/400 Managed Volatility Portfolio‡	2,312,596	58,429,494
EQ/500 Managed Volatility Portfolio‡	41,013,635	1,380,438,589
EQ/International Managed Volatility Portfolio‡	20,772,556	307,521,976

Total Equity		2,255,366,010

Fixed Income (48.9%)
EQ/AB Short Duration Government Bond Portfolio‡	16,320,082	160,931,313
EQ/Core Bond Index Portfolio‡	75,953,412	763,165,646
EQ/Intermediate Government Bond Portfolio‡	79,118,494	814,184,071
EQ/Long-Term Bond Portfolio‡	42,971,412	422,092,609

Total Fixed Income		2,160,373,639

Total Investments in Securities (100.0%) (Cost $3,542,895,445)		4,415,739,649
Other Assets Less Liabilities (0.0%)		(981,802)

Net Assets (100%)		$4,414,757,847

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/2000 Managed Volatility Portfolio	22,557,031	493,575,808	163,037,145	(132,880,893)	21,456,622	(36,212,731)	508,975,951	3,124,869	80,027,595
EQ/400 Managed Volatility Portfolio	2,312,596	53,105,109	16,192,257	(15,582,958)	2,039,961	2,675,125	58,429,494	344,794	6,744,658
EQ/500 Managed Volatility Portfolio	41,013,635	1,094,687,266	356,920,712	(244,275,836)	20,460,333	152,646,114	1,380,438,589	9,868,344	125,603,935
EQ/International Managed Volatility Portfolio	20,772,556	271,797,618	80,278,878	(51,494,244)	2,862,170	4,077,554	307,521,976	10,136,421	12,044,507
Fixed Income
EQ/AB Short Duration Government Bond Portfolio	16,320,082	214,732,476	68,918,539	(121,615,489)	(5,608)	(1,098,605)	160,931,313	1,013,956	—
EQ/Core Bond Index Portfolio	75,953,412	750,812,474	252,673,835	(208,206,277)	(935,137)	(31,179,249)	763,165,646	12,830,281	4,167,558
EQ/Intermediate Government Bond Portfolio	79,118,494	798,489,178	266,754,185	(220,805,730)	(44,830)	(30,208,732)	814,184,071	7,857,131	5,987,132
EQ/Long-Term Bond Portfolio	42,971,412	—	426,671,073	(3,955,229)	(799)	(622,436)	422,092,609	1,285,900	5,171

Total		3,677,199,929	1,631,446,624	(998,816,656)	45,832,712	60,077,040	4,415,739,649	46,461,696	234,580,556

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$4,415,739,649	$—	$4,415,739,649

Total Assets	$—	$4,415,739,649	$—	$4,415,739,649

Total Liabilities	$—	$—	$—	$—

Total	$—	$4,415,739,649	$—	$4,415,739,649

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,631,446,624
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$998,816,656

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$889,316,895
Aggregate gross unrealized depreciation	(17,182,201)

Net unrealized appreciation	$872,134,694

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,543,604,955

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $3,542,895,445)	$4,415,739,649
Cash	653,080
Receivable for securities sold	1,175,287
Receivable for Portfolio shares sold	348,517
Dividends, interest and other receivables	187,704
Other assets	21,051

Total assets	4,418,125,288

LIABILITIES
Payable for Portfolio shares redeemed	1,493,806
Distribution fees payable – Class IB	932,938
Administrative fees payable	439,656
Investment management fees payable	357,087
Accrued expenses	143,954

Total liabilities	3,367,441

NET ASSETS	$4,414,757,847

Net assets were comprised of:
Paid in capital	$3,392,149,206
Total distributable earnings (loss)	1,022,608,641

Net assets	$4,414,757,847

Class IB
Net asset value, offering and redemption price per share, $4,414,757,847 / 250,168,685 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.65

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$46,461,696
Interest	11,818
Securities lending (net)	44

Total income	46,473,558

EXPENSES
Distribution fees – Class IB	10,334,448
Administrative fees	4,887,820
Investment management fees	3,967,522
Professional fees	159,908
Printing and mailing expenses	159,071
Trustees’ fees	112,296
Custodian fees	48,300
Interest expense	3,132
Distribution fees – Class IA	140
Miscellaneous	50,572

Total expenses	19,723,209

NET INVESTMENT INCOME (LOSS)	26,750,349

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($45,832,712 realized gain (loss) from affiliates)	46,422,433
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	234,580,556

Net realized gain (loss)	281,002,989

Change in unrealized appreciation (depreciation) on:
Investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	60,077,040
Foreign currency translations	(2,098)

Net change in unrealized appreciation (depreciation)	60,074,942

NET REALIZED AND UNREALIZED GAIN (LOSS)	341,077,931

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$367,828,280

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26,750,349	$29,162,221
Net realized gain (loss)	281,002,989	180,791,265
Net change in unrealized appreciation (depreciation)	60,074,942	133,878,280

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	367,828,280	343,831,766

Distributions to shareholders:
Class IA	—	(3,623)
Class IB	(247,629,679)	(162,410,667)

Total distributions to shareholders	(247,629,679)	(162,414,290)

CAPITAL SHARES TRANSACTIONS:
Class IA (b)
Capital shares sold [ 0# and 0 shares, respectively ]	4	—
Capital shares issued in connection with merger (Note 8) [ 192,600 and 0 shares, respectively ]	3,449,858	—
Capital shares issued in reinvestment of dividends and distributions [ 0 and 216 shares, respectively ]	—	3,623
Capital shares repurchased [ (197,402) and (316) shares, respectively ]	(3,538,612)	(5,064)

Total Class IA transactions	(88,750)	(1,441)

Class IB
Capital shares sold [ 7,843,718 and 22,202,402 shares, respectively ]	140,873,973	351,388,243
Capital shares issued in connection with merger (Note 8) [ 39,881,495 and 0 shares, respectively ]	715,354,048	—
Capital shares issued in reinvestment of dividends and distributions [ 14,053,825 and 9,669,360 shares, respectively ]	247,629,679	162,410,667
Capital shares repurchased [ (27,049,042) and (41,438,985) shares, respectively ]	(486,141,635)	(633,220,496)

Total Class IB transactions	617,716,065	(119,421,586)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	617,627,315	(119,423,027)

TOTAL INCREASE (DECREASE) IN NET ASSETS	737,825,916	61,994,449
NET ASSETS:
Beginning of year	3,676,931,931	3,614,937,482

End of year	$4,414,757,847	$3,676,931,931

# Number of shares is less than 0.5.
(b) After the close of business on September 1, 2021, operations for Class IA ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2021 to September 1, 2021‡		Year Ended December 31,
Class IA			2020		2019		2018		2017
Net asset value, beginning of year	$17.04		$16.04		$14.33		$15.48		$14.41

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.05	)†	0.14		0.21		0.07		0.13
Net realized and unrealized gain (loss)	1.52		1.64		2.03		(0.70)		1.29

Total from investment operations	1.47		1.78		2.24		(0.63)		1.42

Less distributions:
Dividends from net investment income	—		(0.29)		(0.24)		(0.19)		(0.20)
Distributions from net realized gains	—		(0.49)		(0.29)		(0.33)		(0.15)

Total dividends and distributions	—		(0.78)		(0.53)		(0.52)		(0.35)

Net asset value, end of year	$18.51		$17.04		$16.04		$14.33		$15.48

Total return (b)	8.63%		11.22%		15.65%		(4.16)%		9.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—		$82		$79		$73		$193
Ratio of expenses to average net assets: (a)(f)	0.46	%(n)	0.49	%(j)	0.49	%(j)	0.50	%(k)	0.52	%(m)
Ratio of net investment income (loss) to average net assets: (a)(f)(x)	(0.46)%		0.84%		1.34%		0.44%		0.85%
Portfolio turnover rate^	24%		27%		14%		10%		8%

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$17.07		$16.07		$14.35		$15.50		$14.43

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12		0.14		0.21		0.16		0.13
Net realized and unrealized gain (loss)	1.48		1.64		2.04		(0.79)		1.29

Total from investment operations	1.60		1.78		2.25		(0.63)		1.42

Less distributions:
Dividends from net investment income	(0.32)		(0.29)		(0.24)		(0.19)		(0.20)
Distributions from net realized gains	(0.70)		(0.49)		(0.29)		(0.33)		(0.15)

Total dividends and distributions	(1.02)		(0.78)		(0.53)		(0.52)		(0.35)

Net asset value, end of year	$17.65		$17.07		$16.07		$14.35		$15.50

Total return	9.48%		11.20%		15.70%		(4.15)%		9.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,414,758		$3,676,850		$3,614,859		$3,218,857		$3,656,023
Ratio of expenses to average net assets: (f)	0.48	%(n)**	0.49	%(j)	0.49	%(j)	0.50	%(k)	0.52	%(m)
Ratio of net investment income (loss) to average net assets: (f)(x)	0.65%		0.86%		1.36%		1.06%		0.88%
Portfolio turnover rate^	24%		27%		14%		10%		8%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

**	Includes Interest Expense of less than 0.005%.
‡	After the close of business on September 1, 2021 operations for Class IA ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00% for Class IA and 1.00% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.01% for Class IA and 1.01% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IA and 1.04% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class IA and 0.97% for Class IB.

See Notes to Financial Statements.

EQ/MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	11.91%	9.49%	8.46%
EQ/Moderate Growth Strategy Index	12.65	10.13	9.28
S&P 500® Index	28.71	18.47	16.55
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.32	1.68

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.91% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/Moderate Growth Strategy Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government Bond Index, which returned 12.65%, 28.71% and (1.69)%, respectively.

Portfolio Highlights

The Portfolio holds allocations in global stocks and intermediate-term U.S. government bonds. In 2021, the world continued its battle with COVID-19, while adjusting to an inflation spike, ongoing global trade supply chain pressures, a moderating economic outlook for China, and continued political tension in the U.S. and elsewhere. The Portfolio targets an approximate allocation of 60% in equities and 40% in bonds, which generated an attractive return in 2021, in line with the asset class performance detailed below.

Details by Sector

The biggest contributor to total return was the Portfolio’s allocation to developed-world stocks, where companies benefited from the rollout of vaccines to the biggest economies, strong consumer demand for goods in the U.S., and continued low borrowing costs around the globe. The U.S. stock market, for example, enjoyed its third consecutive year of double-digit returns, and the Portfolio’s U.S. large-cap allocation was therefore the biggest contributor to returns. Moving down the capitalization range, the positive impact of outsized stock valuations on the biggest 10 to 15 companies in the U.S. was reduced, while concerns about supply chains and future interest rates increased. Thus the mid-cap allocation produced attractive gains, though slightly less than did large-caps, and small-caps rose only half the amount of the broad U.S. market. In the non-U.S. developed world, most economies were trailing the U.S. rebound somewhat, generating positive returns, but to a lesser extent than their U.S. counterparts.

The Portfolio’s fixed-income holdings produced negative performance for the year, as worries about the global economic outlook — mainly the persistence of the pandemic, uneven vaccine distribution and expectations about the probable future impact of two years of fiscal stimulus on inflation — drove short-term rates upward while long-term rates fell. This nearly inverted the yield curve, which raised concerns about the potential for slower economic growth ahead. As a consequence, the fixed-income allocation was the main detractor from the Portfolio’s total return, due especially to negative returns from positions in intermediate government and core bonds. Positions in long-term bonds and short-duration governments offered some cushion, with flat to positive gains.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2021
Equity	61.2%
Fixed Income	38.8

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2021
EQ/500 Managed Volatility Portfolio	37.3%
EQ/Intermediate Government Bond Portfolio	14.4
EQ/2000 Managed Volatility Portfolio	13.7
EQ/Core Bond Index Portfolio	13.5
EQ/International Managed Volatility Portfolio	8.3
EQ/Long-Term Bond Portfolio	8.0
EQ/AB Short Duration Government Bond Portfolio	2.9
EQ/400 Managed Volatility Portfolio	1.9

EQ/MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,034.60	$2.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.84	2.39

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.47%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (61.2%)
EQ/2000 Managed Volatility Portfolio‡	45,336,356	$1,022,967,719
EQ/400 Managed Volatility Portfolio‡	5,451,333	137,732,051
EQ/500 Managed Volatility Portfolio‡	82,671,735	2,782,568,589
EQ/International Managed Volatility Portfolio‡	41,622,829	616,194,495

Total Equity		4,559,462,854

Fixed Income (38.8%)
EQ/AB Short Duration Government Bond Portfolio‡	21,829,561	215,259,941
EQ/Core Bond Index Portfolio‡	100,198,069	1,006,771,408
EQ/Intermediate Government Bond Portfolio‡	104,080,354	1,071,058,896
EQ/Long-Term Bond Portfolio‡	60,840,037	597,609,634

Total Fixed Income		2,890,699,879

Total Investments in Securities (100.0%) (Cost $5,401,889,937)		7,450,162,733
Other Assets Less Liabilities (0.0%)		(1,491,072)

Net Assets (100%)		$7,448,671,661

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/2000 Managed Volatility Portfolio	45,336,356	1,176,233,652	167,549,963	(315,700,333)	76,098,615	(81,214,178)	1,022,967,719	6,283,605	161,266,358
EQ/400 Managed Volatility Portfolio	5,451,333	141,017,675	16,715,200	(33,327,262)	5,236,139	8,090,299	137,732,051	813,151	15,902,048
EQ/500 Managed Volatility Portfolio	82,671,735	2,630,471,952	272,858,943	(516,789,039)	149,776,190	246,250,543	2,782,568,589	19,901,621	252,957,323
EQ/International Managed Volatility Portfolio	41,622,829	655,518,813	44,433,883	(106,549,995)	14,427,473	8,364,321	616,194,495	20,317,082	24,116,801
Fixed Income
EQ/AB Short Duration Government Bond Portfolio	21,829,561	343,297,502	40,456,566	(167,094,051)	13,422	(1,413,498)	215,259,941	1,356,566	—
EQ/Core Bond Index Portfolio	100,198,069	1,204,853,195	183,314,723	(336,239,466)	1,376,115	(46,533,159)	1,006,771,408	16,934,678	5,530,046
EQ/Intermediate Government Bond Portfolio	104,080,354	1,261,934,470	188,391,640	(336,909,041)	1,419,033	(43,777,206)	1,071,058,896	10,340,919	7,900,721
EQ/Long-Term Bond Portfolio	60,840,037	—	604,659,821	(6,192,809)	(611)	(856,767)	597,609,634	1,821,496	7,325

Total		7,413,327,259	1,518,380,739	(1,818,801,996)	248,346,376	88,910,355	7,450,162,733	77,769,118	467,680,622

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$7,450,162,733	$—	$7,450,162,733

Total Assets	$—	$7,450,162,733	$—	$7,450,162,733

Total Liabilities	$—	$—	$—	$—

Total	$—	$7,450,162,733	$—	$7,450,162,733

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,518,380,739
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,818,801,996

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,065,161,582
Aggregate gross unrealized depreciation	(16,465,515)

Net unrealized appreciation	$2,048,696,067

Federal income tax cost of investments in securities and derivative instruments, if applicable	$5,401,466,666

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $5,401,889,937)	$7,450,162,733
Cash	1,893,087
Receivable for securities sold	1,754,545
Receivable for Portfolio shares sold	480,077
Other assets	28,537

Total assets	7,454,318,979

LIABILITIES
Payable for Portfolio shares redeemed	2,643,511
Distribution fees payable – Class IB	1,571,026
Administrative fees payable	740,361
Investment management fees payable	583,833
Accrued expenses	108,587

Total liabilities	5,647,318

NET ASSETS	$7,448,671,661

Net assets were comprised of:
Paid in capital	$5,059,815,650
Total distributable earnings (loss)	2,388,856,011

Net assets	$7,448,671,661

Class IB
Net asset value, offering and redemption price per share, $7,448,671,661 / 385,001,266 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.35

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$77,769,118
Interest	532

Total income	77,769,650

EXPENSES
Distribution fees – Class IB	18,904,084
Administrative fees	8,946,603
Investment management fees	7,016,448
Printing and mailing expenses	262,835
Professional fees	239,803
Trustees’ fees	214,128
Custodian fees	34,900
Miscellaneous	106,362

Total expenses	35,725,163

NET INVESTMENT INCOME (LOSS)	42,044,487

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	248,346,376
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	467,680,622

Net realized gain (loss)	716,026,998

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	88,910,355

NET REALIZED AND UNREALIZED GAIN (LOSS)	804,937,353

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$846,981,840

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$42,044,487	$57,039,815
Net realized gain (loss)	716,026,998	451,075,410
Net change in unrealized appreciation (depreciation)	88,910,355	257,268,873

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	846,981,840	765,384,098

Distributions to shareholders:
Class IB	(627,715,054)	(402,626,277)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 7,453,138 and 26,132,120 shares, respectively ]	149,198,699	450,088,409
Capital shares issued in reinvestment of dividends and distributions [ 32,387,218 and 21,744,071 shares, respectively ]	627,715,054	402,626,277
Capital shares repurchased [ (47,836,716) and (67,770,758) shares, respectively ]	(960,152,879)	(1,136,176,223)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(183,239,126)	(283,461,537)

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,027,660	79,296,284
NET ASSETS:
Beginning of year	7,412,644,001	7,333,347,717

End of year	$7,448,671,661	$7,412,644,001

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$18.86		$17.76		$15.63		$17.11		$15.69

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11		0.15		0.23		0.18		0.15
Net realized and unrealized gain (loss)	2.10		2.02		2.57		(1.05)		1.70

Total from investment operations	2.21		2.17		2.80		(0.87)		1.85

Less distributions:
Dividends from net investment income	(0.40)		(0.35)		(0.26)		(0.21)		(0.23)
Distributions from net realized gains	(1.32)		(0.72)		(0.41)		(0.40)		(0.20)

Total dividends and distributions	(1.72)		(1.07)		(0.67)		(0.61)		(0.43)

Net asset value, end of year	$19.35		$18.86		$17.76		$15.63		$17.11

Total return	11.91%		12.38%		18.00%		(5.17)%		11.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,448,672		$7,412,644		$7,333,348		$6,621,253		$7,534,635
Ratio of expenses to average net assets: (f)	0.47	%(j)	0.48	%(k)	0.48	%(k)	0.49	%(m)	0.50	%(n)
Ratio of net investment income (loss) to average net assets: (f)(x)	0.56%		0.83%		1.32%		1.02%		0.90%
Portfolio turnover rate^	20%		24%		12%		9%		8%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.97% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.01% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.03% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	14.30%	10.78%	9.69%
Portfolio – Class IB Shares	14.28	10.77	9.69
EQ/Growth Strategy Index	15.01	11.34	10.51
S&P 500® Index	28.71	18.47	16.55
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.32	1.68

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.28% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/Growth Strategy Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government Bond Index, which returned 15.01%, 28.71% and (1.69)%, respectively.

Portfolio Highlights

The Portfolio holds allocations in global stocks and intermediate-term U.S. government bonds. In 2021, the world continued its battle with COVID-19, while adjusting to an inflation spike, ongoing global trade supply chain pressures, a moderating economic outlook for China, and continued political tension in the U.S. and elsewhere. The Portfolio targets an approximate allocation of 70% in equities and 30% in bonds, which generated an attractive return in 2021, in line with the asset class performance detailed below.

Details by Sector

The biggest contributor to total return was the Portfolio’s allocation to developed-world stocks, where companies benefited from the rollout of vaccines to the biggest economies, strong consumer demand for goods in the U.S., and continued low borrowing costs around the globe. The U.S. stock market, for example, enjoyed its third consecutive year of double-digit returns, and the Portfolio’s U.S. large-cap allocation was therefore the biggest contributor to returns. Moving down the capitalization range, the positive impact of outsized stock valuations on the biggest 10 to 15 companies in the U.S. was reduced, while concerns about supply chains and future interest rates increased. Thus the mid-cap allocation produced attractive gains, though slightly less than did large-caps, and small-caps rose only half the amount of the broad U.S. market. In the non-U.S. developed world, most economies were trailing the U.S. rebound somewhat, generating positive returns, but to a lesser extent than their U.S. counterparts.

The Portfolio’s fixed-income holdings produced negative performance for the year, as worries about the global economic outlook — mainly the persistence of the pandemic, uneven vaccine distribution and expectations about the probable future impact of two years of fiscal stimulus on inflation — drove short-term rates upward while long-term rates fell. This nearly inverted the yield curve, which raised concerns about the potential for slower economic growth ahead. As a consequence, the fixed-income allocation was the main detractor from the Portfolio’s total return, due especially to negative returns from positions in intermediate government and core bonds. Positions in long-term bonds and short-duration governments offered some cushion, with flat to positive gains.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2021
Equity	71.3%
Fixed Income	28.7

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2021
EQ/500 Managed Volatility Portfolio	43.6%
EQ/2000 Managed Volatility Portfolio	16.1
EQ/Intermediate Government Bond Portfolio	10.4
EQ/Core Bond Index Portfolio	9.8
EQ/International Managed Volatility Portfolio	9.6
EQ/Long-Term Bond Portfolio	6.4
EQ/AB Short Duration Government Bond Portfolio	2.1
EQ/400 Managed Volatility Portfolio	2.0

EQ/GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,041.50	$2.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.83	2.40
Class IB
Actual	1,000.00	1,041.40	2.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.83	2.40

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 0.47% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (71.3%)
EQ/2000 Managed Volatility Portfolio‡	42,848,923	$966,841,392
EQ/400 Managed Volatility Portfolio‡	5,057,313	127,776,833
EQ/500 Managed Volatility Portfolio‡	77,840,650	2,619,963,749
EQ/International Managed Volatility Portfolio‡	38,822,227	574,733,694

Total Equity		4,289,315,668

Fixed Income (28.7%)
EQ/AB Short Duration Government Bond Portfolio‡	13,034,728	128,534,647
EQ/Core Bond Index Portfolio‡	58,371,134	586,502,212
EQ/Intermediate Government Bond Portfolio‡	60,765,053	625,314,465
EQ/Long-Term Bond Portfolio‡	39,096,320	384,028,977

Total Fixed Income		1,724,380,301

Total Investments in Securities (100.0%) (Cost $4,347,318,398)		6,013,695,969
Other Assets Less Liabilities (0.0%)		(1,174,329)

Net Assets (100%)		$6,012,521,640

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/2000 Managed Volatility Portfolio	42,848,923	1,057,620,907	158,582,382	(238,602,743)	42,184,297	(52,943,451)	966,841,392	5,928,571	151,886,822
EQ/400 Managed Volatility Portfolio	5,057,313	125,712,291	15,554,668	(25,319,923)	3,338,598	8,491,199	127,776,833	753,178	14,727,290
EQ/500 Managed Volatility Portfolio	77,840,650	2,372,984,342	258,176,066	(372,274,175)	69,329,169	291,748,347	2,619,963,749	18,709,103	237,409,034
EQ/International Managed Volatility Portfolio	38,822,227	594,198,797	41,891,438	(81,521,912)	6,828,147	13,337,224	574,733,694	18,916,913	22,444,521
Fixed Income
EQ/AB Short Duration Government Bond Portfolio	13,034,728	196,558,268	27,384,548	(94,564,971)	15,471	(858,669)	128,534,647	808,131	—
EQ/Core Bond Index Portfolio	58,371,134	683,552,180	122,461,495	(193,334,161)	(127,714)	(26,049,588)	586,502,212	9,850,648	3,224,056
EQ/Intermediate Government Bond Portfolio	60,765,053	727,237,087	126,099,117	(203,201,113)	639,126	(25,459,752)	625,314,465	6,028,283	4,637,856
EQ/Long-Term Bond Portfolio	39,096,320	—	387,113,404	(2,542,132)	(892)	(541,403)	384,028,977	1,168,267	4,698

Total		5,757,863,872	1,137,263,118	(1,211,361,130)	122,206,202	207,723,907	6,013,695,969	62,163,094	434,334,277

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$6,013,695,969	$—	$6,013,695,969

Total Assets	$—	$6,013,695,969	$—	$6,013,695,969

Total Liabilities	$—	$—	$—	$—

Total	$—	$6,013,695,969	$—	$6,013,695,969

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,137,263,118
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,211,361,130

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,678,200,471
Aggregate gross unrealized depreciation	(12,044,777)

Net unrealized appreciation	$1,666,155,694

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,347,540,275

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $4,347,318,398)	$6,013,695,969
Cash	251,160
Receivable for securities sold	2,187,049
Receivable for Portfolio shares sold	22,820
Other assets	22,487

Total assets	6,016,179,485

LIABILITIES
Distribution fees payable – Class IB	1,262,568
Payable for Portfolio shares redeemed	1,231,071
Administrative fees payable	595,175
Investment management fees payable	475,884
Distribution fees payable – Class IA	378
Accrued expenses	92,769

Total liabilities	3,657,845

NET ASSETS	$6,012,521,640

Net assets were comprised of:
Paid in capital	$4,052,167,261
Total distributable earnings (loss)	1,960,354,379

Net assets	$6,012,521,640

Class IA
Net asset value, offering and redemption price per share, $1,804,069 / 82,115 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.97

Class IB
Net asset value, offering and redemption price per share, $6,010,717,571 / 273,276,712 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$62,163,094
Interest	385

Total income	62,163,479

EXPENSES
Distribution fees – Class IB	14,993,836
Administrative fees	7,097,471
Investment management fees	5,648,447
Printing and mailing expenses	212,015
Professional fees	198,060
Trustees’ fees	168,511
Custodian fees	38,999
Distribution fees – Class IA	4,406
Miscellaneous	81,459

Total expenses	28,443,204

NET INVESTMENT INCOME (LOSS)	33,720,275

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	122,206,202
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	434,334,277

Net realized gain (loss)	556,540,479

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	207,723,907

NET REALIZED AND UNREALIZED GAIN (LOSS)	764,264,386

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$797,984,661

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$33,720,275	$42,868,580
Net realized gain (loss)	556,540,479	332,614,809
Net change in unrealized appreciation (depreciation)	207,723,907	260,579,915

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	797,984,661	636,063,304

Distributions to shareholders:
Class IA	(138,198)	(79,250)
Class IB	(464,052,091)	(289,100,537)

Total distributions to shareholders	(464,190,289)	(289,179,787)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 32,968 and 0 shares, respectively ]	718,196	—
Capital shares issued in reinvestment of dividends and distributions [ 6,313 and 3,906 shares, respectively ]	138,198	79,250
Capital shares repurchased [ (33,087) and (1,434) shares, respectively ]	(725,811)	(27,340)

Total Class IA transactions	130,583	51,910

Class IB
Capital shares sold [ 7,152,932 and 21,695,569 shares, respectively ]	160,542,030	401,454,173
Capital shares issued in reinvestment of dividends and distributions [ 21,172,235 and 14,232,903 shares, respectively ]	464,052,091	289,100,537
Capital shares repurchased [ (31,215,149) and (48,099,813) shares, respectively ]	(702,101,690)	(857,075,754)

Total Class IB transactions	(77,507,569)	(166,521,044)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(77,376,986)	(166,469,134)

TOTAL INCREASE (DECREASE) IN NET ASSETS	256,417,386	180,414,383
NET ASSETS:
Beginning of year	5,756,104,254	5,575,689,871

End of year	$6,012,521,640	$5,756,104,254

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021		2020		2019		2018		2017
Net asset value, beginning of year	$20.82		$19.31		$16.60		$18.23		$16.40

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.16		0.25		0.18		0.16
Net realized and unrealized gain (loss)	2.81		2.44		3.10		(1.27)		2.10

Total from investment operations	2.94		2.60		3.35		(1.09)		2.26

Less distributions:
Dividends from net investment income	(0.51)		(0.40)		(0.29)		(0.22)		(0.27)
Distributions from net realized gains	(1.28)		(0.69)		(0.35)		(0.32)		(0.16)

Total dividends and distributions	(1.79)		(1.09)		(0.64)		(0.54)		(0.43)

Net asset value, end of year	$21.97		$20.82		$19.31		$16.60		$18.23

Total return	14.30%		13.66%		20.23%		(6.08)%		13.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,804		$1,580		$1,419		$1,294		$1,528
Ratio of expenses to average net assets: (f)	0.47	%(j)	0.49	%(k)	0.48	%(m)	0.49	%(n)	0.50	%(o)
Ratio of net investment income (loss) to average net assets: (f)(x)	0.58%		0.85%		1.33%		0.95%		0.92%
Portfolio turnover rate^	19%		24%		11%		10%		5%

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$20.84		$19.33		$16.62		$18.25		$16.42

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.16		0.25		0.19		0.17
Net realized and unrealized gain (loss)	2.81		2.44		3.10		(1.28)		2.09

Total from investment operations	2.94		2.60		3.35		(1.09)		2.26

Less distributions:
Dividends from net investment income	(0.51)		(0.40)		(0.29)		(0.22)		(0.27)
Distributions from net realized gains	(1.28)		(0.69)		(0.35)		(0.32)		(0.16)

Total dividends and distributions	(1.79)		(1.09)		(0.64)		(0.54)		(0.43)

Net asset value, end of year	$21.99		$20.84		$19.33		$16.62		$18.25

Total return	14.28%		13.64%		20.21%		(6.07)%		13.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,010,718		$5,754,524		$5,574,271		$4,727,029		$5,201,255
Ratio of expenses to average net assets: (f)	0.47	%(j)	0.49	%(k)	0.48	%(m)	0.49	%(n)	0.50	%(o)
Ratio of net investment income (loss) to average net assets: (f)(x)	0.56%		0.82%		1.33%		1.01%		0.95%
Portfolio turnover rate^	19%		24%		11%		10%		5%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.99% for Class IA and 0.99% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.02% for Class IA and 1.02% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.01% for Class IA and 1.01% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.03% for Class IA and 1.03% for Class IB.
(o)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IA and 1.04% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	16.82%	12.01%	10.41%
EQ/Aggressive Growth Strategy Index	17.74	12.73	11.30
S&P 500® Index	28.71	18.47	15.81
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.32	1.71

* Date of inception 4/12/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 16.82% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/Aggressive Growth Strategy Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government Bond Index, which returned 17.74%, 28.71% and (1.69)%, respectively.

Portfolio Highlights

The Portfolio holds allocations in global stocks and intermediate-term U.S. government bonds. In 2021, the world continued its battle with COVID-19, while adjusting to an inflation spike, ongoing global trade supply chain pressures, a moderating economic outlook for China, and continued political tension in the U.S. and elsewhere. The Portfolio targets an approximate allocation of 80% in equities and 20% in bonds, which generated an attractive return in 2021, in line with the asset class performance detailed below.

Details by Sector

The biggest contributor to total return was the Portfolio’s allocation to developed-world stocks, where companies benefited from the rollout of vaccines to the biggest economies, strong consumer demand for goods in the U.S., and continued low borrowing costs around the globe. The U.S. stock market, for example, enjoyed its third consecutive year of double-digit returns, and the Portfolio’s U.S. large-cap allocation was therefore the biggest contributor to returns. Moving down the capitalization range, the positive impact of outsized stock valuations on the biggest 10 to 15 companies in the U.S. was reduced, while concerns about supply chains and future interest rates increased. Thus the mid-cap allocation produced attractive gains, though slightly less than did large-caps, and small-caps rose only half the amount of the broad U.S. market. In the non-U.S. developed world, most economies were trailing the U.S. rebound somewhat, generating positive returns, but to a lesser extent than their U.S. counterparts.

The Portfolio’s fixed-income holdings produced negative performance for the year, as worries about the global economic outlook — mainly the persistence of the pandemic, uneven vaccine distribution and expectations about the probable future impact of two years of fiscal stimulus on inflation — drove short-term rates upward while long-term rates fell. This nearly inverted the yield curve, which raised concerns about the potential for slower economic growth ahead. As a consequence, the fixed-income allocation was the main detractor from the Portfolio’s total return, due especially to negative returns from positions in intermediate government and core bonds. Positions in long-term bonds and short-duration governments offered some cushion, with flat to positive gains.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2021
Equity	81.5%
Fixed Income	18.5

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2021
EQ/500 Managed Volatility Portfolio	49.8%
EQ/2000 Managed Volatility Portfolio	18.3
EQ/International Managed Volatility Portfolio	10.9
EQ/Intermediate Government Bond Portfolio	6.7
EQ/Core Bond Index Portfolio	6.2
EQ/Long-Term Bond Portfolio	4.3
EQ/400 Managed Volatility Portfolio	2.4
EQ/AB Short Duration Government Bond Portfolio	1.4

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,048.70	$2.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.83	2.40

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.47%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (81.5%)
EQ/2000 Managed Volatility Portfolio‡	49,710,817	$1,121,672,899
EQ/400 Managed Volatility Portfolio‡	5,892,741	148,884,564
EQ/500 Managed Volatility Portfolio‡	90,474,355	3,045,189,488
EQ/International Managed Volatility Portfolio‡	44,805,747	663,315,188

Total Equity		4,979,062,139

Fixed Income (18.5%)
EQ/AB Short Duration Government Bond Portfolio‡	8,655,132	85,347,720
EQ/Core Bond Index Portfolio‡	37,919,019	381,003,199
EQ/Intermediate Government Bond Portfolio‡	39,480,739	406,284,131
EQ/Long-Term Bond Portfolio‡	26,577,500	261,061,152

Total Fixed Income		1,133,696,202

Total Investments in Securities (100.0%) (Cost $4,686,942,394)		6,112,758,341
Other Assets Less Liabilities (0.0%)		(1,943,345)

Net Assets (100%)		$6,110,814,996

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/2000 Managed Volatility Portfolio	49,710,817	1,126,197,113	193,638,337	(173,976,866)	18,891,958	(43,077,643)	1,121,672,899	6,873,470	175,373,333
EQ/400 Managed Volatility Portfolio	5,892,741	137,798,194	19,289,407	(21,024,676)	2,137,962	10,683,677	148,884,564	877,425	17,145,803
EQ/500 Managed Volatility Portfolio	90,474,355	2,648,819,010	327,265,058	(333,516,257)	31,345,905	371,275,772	3,045,189,488	21,734,661	274,997,871
EQ/International Managed Volatility Portfolio	44,805,747	667,585,270	55,662,950	(81,527,109)	4,478,184	17,115,893	663,315,188	21,801,180	25,795,330
Fixed Income
EQ/AB Short Duration Government Bond Portfolio	8,655,132	117,497,362	21,316,554	(52,897,709)	12,766	(581,253)	85,347,720	535,720	—
EQ/Core Bond Index Portfolio	37,919,019	422,924,312	90,941,755	(116,144,544)	(226,245)	(16,492,079)	381,003,199	6,395,118	2,086,280
EQ/Intermediate Government Bond Portfolio	39,480,739	465,669,756	95,624,470	(138,801,241)	315,911	(16,524,765)	406,284,131	3,915,334	3,032,380
EQ/Long-Term Bond Portfolio	26,577,500	—	263,052,161	(1,600,990)	(1,531)	(388,488)	261,061,152	793,746	3,192

Total		5,586,491,017	1,066,790,692	(919,489,392)	56,954,910	322,011,114	6,112,758,341	62,926,654	498,434,189

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$6,112,758,341	$—	$6,112,758,341

Total Assets	$—	$6,112,758,341	$—	$6,112,758,341

Total Liabilities	$—	$—	$—	$—

Total	$—	$6,112,758,341	$—	$6,112,758,341

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,066,790,692
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$919,489,392

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,432,812,419
Aggregate gross unrealized depreciation	(15,788,138)

Net unrealized appreciation	$1,417,024,281

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,695,734,060

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $4,686,942,394)	$6,112,758,341
Receivable for securities sold	1,987,261
Receivable for Portfolio shares sold	729,115
Other assets	21,969

Total assets	6,115,496,686

LIABILITIES
Payable for Portfolio shares redeemed	1,792,560
Distribution fees payable – Class IB	1,280,162
Administrative fees payable	603,289
Investment management fees payable	461,710
Overdraft payable	348,596
Accrued expenses	195,373

Total liabilities	4,681,690

NET ASSETS	$6,110,814,996

Net assets were comprised of:
Paid in capital	$4,378,471,311
Total distributable earnings (loss)	1,732,343,685

Net assets	$6,110,814,996

Class IB
Net asset value, offering and redemption price per share, $6,110,814,996 / 320,971,053 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.04

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$62,926,654
Interest	432

Total income	62,927,086

EXPENSES
Distribution fees – Class IB	14,871,793
Administrative fees	7,036,872
Investment management fees	5,603,034
Printing and mailing expenses	211,492
Professional fees	193,515
Trustees’ fees	165,584
Custodian fees	48,900
Miscellaneous	79,947

Total expenses	28,211,137

NET INVESTMENT INCOME (LOSS)	34,715,949

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	56,954,910
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	498,434,189

Net realized gain (loss)	555,389,099

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	322,011,114

NET REALIZED AND UNREALIZED GAIN (LOSS)	877,400,213

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$912,116,162

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$34,715,949	$42,067,329
Net realized gain (loss)	555,389,099	297,688,484
Net change in unrealized appreciation (depreciation)	322,011,114	333,854,710

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	912,116,162	673,610,523

Distributions to shareholders:
Class IB	(461,217,632)	(218,636,989)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 15,322,577 and 23,988,792 shares, respectively ]	297,018,856	366,683,641
Capital shares issued in connection with merger (Note 8) [ 0 and 61,180,823 shares, respectively ]	—	967,917,134
Capital shares issued in reinvestment of dividends and distributions [ 24,429,516 and 12,809,156 shares, respectively ]	461,217,632	218,636,989
Capital shares repurchased [ (35,445,452) and (50,723,451) shares, respectively ]	(682,001,468)	(746,316,502)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	76,235,020	806,921,262

TOTAL INCREASE (DECREASE) IN NET ASSETS	527,133,550	1,261,894,796
NET ASSETS:
Beginning of year	5,583,681,446	4,321,786,650

End of year	$6,110,814,996	$5,583,681,446

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$17.63		$16.04		$13.49		$14.93		$13.22

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11		0.15		0.20		0.15		0.14
Net realized and unrealized gain (loss)	2.81		2.15		2.83		(1.17)		1.92

Total from investment operations	2.92		2.30		3.03		(1.02)		2.06

Less distributions:
Dividends from net investment income	(0.48)		(0.36)		(0.24)		(0.18)		(0.23)
Distributions from net realized gains	(1.03)		(0.35)		(0.24)		(0.24)		(0.12)

Total dividends and distributions	(1.51)		(0.71)		(0.48)		(0.42)		(0.35)

Net asset value, end of year	$19.04		$17.63		$16.04		$13.49		$14.93

Total return	16.82%		14.52%		22.51%		(6.97)%		15.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,110,815		$5,583,681		$4,321,787		$3,434,710		$3,578,052
Ratio of expenses to average net assets: (f)	0.47	%(j)	0.49	%(k)	0.49	%(m)	0.49	%(n)	0.50	%(o)
Ratio of net investment income (loss) to average net assets: (f)(x)	0.58%		0.92%		1.34%		1.01%		1.01%
Portfolio turnover rate^	16%		21%		8%		6%		3%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.03% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.05% for Class IB.
(o)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.06% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	15.38%	9.30%	7.66%
Portfolio – Class K Shares*	15.72	9.58	7.94
MSCI ACWI Minimum Volatility (Net) Index	13.94	10.46	8.95
MSCI AC World (Net) Index	18.54	14.40	10.18

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.38% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the MSCI ACWI Minimum Volatility (Net) Index and the MSCI AC World (Net) Index, which returned 13.94% and 18.54%, respectively.

Portfolio Highlights

The Portfolio holds allocations in minimum and low-volatility global stocks. In 2021, the world continued its battle with COVID-19, while adjusting to an inflation spike, ongoing global trade supply chain pressures, a moderating economic outlook for China, and continued political tension in the U.S. and elsewhere. Against this backdrop, which generally favored the risk-on U.S. markets, the Portfolio’s MSCI ACWI Minimum Volatility Index underperformed the broader global markets. The Portfolio outperformed the minimum-volatility benchmark.

What helped performance during the year?

The biggest contributor to total return was the Portfolio’s allocation to domestic stocks, where companies benefited from the rollout of vaccines to the biggest economies, strong consumer demand for goods in the U.S., and continued low borrowing costs. The U.S. stock market enjoyed its third consecutive year of double-digit returns, and the Portfolio’s U.S. large-cap allocation was therefore the biggest contributor to returns. Moving down the capitalization range, the mid-cap allocation produced attractive gains, though slightly less than did large-caps, and small-caps rose only half the amount of the broad U.S. market. While emerging markets low-volatility stocks did not keep pace with U.S. low volatility stocks, they outperformed the broader emerging markets, which helped performance. In the non-U.S. developed world, most economies trailed the U.S. rebound somewhat. They generated positive returns, but to a lesser extent than their U.S. counterparts.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2021
Equity	87.7%
Repurchase Agreements	12.3

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2021
iShares MSCI Global Min Vol Factor ETF	24.2%
iShares MSCI EAFE Min Vol Factor ETF	11.2
Invesco S&P International Developed Low Volatility ETF	11.0
Invesco S&P MidCap Low Volatility ETF	6.0
Deutsche Bank Securities, Inc	5.7
iShares MSCI Emerging Markets Min Vol Factor ETF	5.3
Invesco S&P Emerging Markets Low Volatility ETF	5.1
MetLife, Inc	5.1
iShares MSCI USA Min Vol Factor ETF	5.0
SPDR SSGA US Large Cap Low Volatility Index ETF	4.9

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO (Unaudited)

are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,063.50	$3.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.76	3.48
Class K
Actual	1,000.00	1,065.00	2.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.02	2.21

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.68% and 0.43%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (99.2%)
Invesco S&P 500 High Dividend Low Volatility ETF (x)	19,390	$877,979
Invesco S&P 500 Low Volatility ETF	13,910	954,643
Invesco S&P Emerging Markets Low Volatility ETF (x)	40,350	1,000,277
Invesco S&P International Developed Low Volatility ETF	67,500	2,154,600
Invesco S&P MidCap Low Volatility ETF	20,110	1,175,631
Invesco S&P SmallCap Low Volatility ETF	10,930	569,344
iShares MSCI EAFE Min Vol Factor ETF (x)	28,530	2,190,248
iShares MSCI Emerging Markets Min Vol Factor ETF	16,370	1,028,363
iShares MSCI Global Min Vol Factor ETF (x)	43,690	4,730,753
iShares MSCI USA Min Vol Factor ETF	12,130	981,317
SPDR SSGA US Large Cap Low Volatility Index ETF (x)	6,360	958,222
SPDR SSGA US Small Cap Low Volatility Index ETF (x)	4,620	552,044

Total Exchange Traded Funds (99.2%) (Cost $12,863,261)		17,173,421

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (13.9%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $1,107,302, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $1,129,446. (xx)	$1,107,300	1,107,300

MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $1,000,005, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $1,020,410. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $300,004, collateralized by various Common Stocks; total market value $331,609. (xx)	300,000	300,000

Total Repurchase Agreements		2,407,300

Total Short-Term Investments (13.9%) (Cost $2,407,300)		2,407,300

Total Investments in Securities (113.1%) (Cost $15,270,561)		19,580,721
Other Assets Less Liabilities (-13.1%)		(2,263,595)

Net Assets (100%)		$17,317,126

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $2,358,346. This was collateralized by cash of $2,407,300 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$17,173,421	$—	$—	$17,173,421
Short-Term Investments
Repurchase Agreements	—	2,407,300	—	2,407,300

Total Assets	$17,173,421	$2,407,300	$—	$19,580,721

Total Liabilities	$—	$—	$—	$—

Total	$17,173,421	$2,407,300	$—	$19,580,721

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$476,775
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$529,603

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,303,190
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$4,303,190

Federal income tax cost of investments in securities and derivative instruments, if applicable	$15,277,531

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $12,863,261)	$17,173,421
Repurchase Agreements (Cost $2,407,300)	2,407,300
Cash	184,358
Receivable for Portfolio shares sold	4,075
Securities lending income receivable	3,513
Other assets	59

Total assets	19,772,726

LIABILITIES
Payable for return of collateral on securities loaned	2,407,300
Administrative fees payable	1,347
Distribution fees payable – Class IB	928
Payable for Portfolio shares redeemed	145
Accrued expenses	45,880

Total liabilities	2,455,600

NET ASSETS	$17,317,126

Net assets were comprised of:
Paid in capital	$13,013,936
Total distributable earnings (loss)	4,303,190

Net assets	$17,317,126

Class IB
Net asset value, offering and redemption price per share, $4,532,740 / 327,631 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.83

Class K
Net asset value, offering and redemption price per share, $12,784,386 / 923,708 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.84

(x)	Includes value of securities on loan of $2,358,346.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$376,856
Interest	35
Securities lending (net)	47,559

Total income	424,450

EXPENSES
Investment management fees	81,070
Professional fees	37,532
Administrative fees	30,000
Printing and mailing expenses	18,633
Distribution fees – Class IB	9,896
Custodian fees	6,499
Trustees’ fees	450
Miscellaneous	182

Gross expenses	184,262
Less: Waiver from investment manager	(104,229)

Net expenses	80,033

NET INVESTMENT INCOME (LOSS)	344,417

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	32,773
Net change in unrealized appreciation (depreciation) on investments in securities	1,971,733

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,004,506

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,348,923

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$344,417	$303,344
Net realized gain (loss)	32,773	54,037
Net change in unrealized appreciation (depreciation)	1,971,733	(250,831)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,348,923	106,550

Distributions to shareholders:
Class IB	(91,592)	(90,238)
Class K	(287,150)	(317,334)

Total distributions to shareholders	(378,742)	(407,572)

Tax return of capital:
Class IB	—	(15,068)
Class K	—	(54,434)

Total	—	(69,502)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 84,175 and 54,775 shares, respectively ]	1,119,589	610,199
Capital shares issued in reinvestment of dividends and distributions [ 6,746 and 8,792 shares, respectively ]	91,592	105,306
Capital shares repurchased [ (57,039) and (61,690) shares, respectively ]	(754,168)	(692,359)

Total Class IB transactions	457,013	23,146

Class K
Capital shares sold [ 16,959 and 395,250 shares, respectively ]	223,976	4,448,643
Capital shares issued in reinvestment of dividends and distributions [ 21,144 and 31,025 shares, respectively ]	287,150	371,768
Capital shares repurchased [ (69,832) and (216,383) shares, respectively ]	(916,417)	(2,445,080)

Total Class K transactions	(405,291)	2,375,331

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	51,722	2,398,477

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,021,903	2,027,953
NET ASSETS:
Beginning of year	15,295,223	13,267,270

End of year	$17,317,126	$15,295,223

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$12.24		$12.79		$10.97		$11.76		$10.21

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.26		0.23		0.36		0.32		0.22
Net realized and unrealized gain (loss)	1.61		(0.41)		1.83		(0.72)		1.66

Total from investment operations	1.87		(0.18)		2.19		(0.40)		1.88

Less distributions:
Dividends from net investment income	(0.26)		(0.27)		(0.33)		(0.29)		(0.30)
Distributions from net realized gains	(0.02)		(0.05)		(0.04)		(0.10)		(0.03)
Return of capital	—		(0.05)		—		—		—

Total dividends and distributions	(0.28)		(0.37)		(0.37)		(0.39)		(0.33)

Net asset value, end of year	$13.83		$12.24		$12.79		$10.97		$11.76

Total return	15.38%		(1.33)%		19.98%		(3.58)%		18.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,533		$3,597		$3,733		$3,268		$2,520
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.68	%(j)	0.69	%**(k)	0.68	%(j)	0.68	%(j)	0.76	%(m)
Before waivers and reimbursements (f)	1.33%		1.56%		1.59%		1.77%		1.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.98%		1.98%		2.95%		2.72%		1.98%
Before waivers and reimbursements (f)(x)	1.33%		1.11%		2.05%		1.64%		1.09%
Portfolio turnover rate^	3%		15%		9%		2%		34%

	Year Ended December 31,
Class K	2021		2020		2019		2018		2017
Net asset value, beginning of year	$12.24		$12.79		$10.97		$11.76		$10.21

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.29		0.27		0.41		0.33		0.29
Net realized and unrealized gain (loss)	1.62		(0.42)		1.81		(0.70)		1.62

Total from investment operations	1.91		(0.15)		2.22		(0.37)		1.91

Less distributions:
Dividends from net investment income	(0.29)		(0.28)		(0.36)		(0.32)		(0.33)
Distributions from net realized gains	(0.02)		(0.05)		(0.04)		(0.10)		(0.03)
Return of capital	—		(0.07)		—		—		—

Total dividends and distributions	(0.31)		(0.40)		(0.40)		(0.42)		(0.36)

Net asset value, end of year	$13.84		$12.24		$12.79		$10.97		$11.76

Total return	15.72%		(1.10)%		20.26%		(3.34)%		18.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,784		$11,699		$9,534		$7,235		$6,904
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.43	%(j)	0.44	%**(k)	0.43	%(j)	0.43	%(j)	0.49	%(m)
Before waivers and reimbursements (f)	1.07%		1.32%		1.35%		1.48%		1.43%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.17%		2.33%		3.31%		2.78%		2.59%
Before waivers and reimbursements (f)(x)	1.53%		1.45%		2.40%		1.73%		1.65%
Portfolio turnover rate^	3%		15%		9%		2%		34%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

**	Includes Tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class IB and 0.65% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.91% for Class IB and 0.66% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.92% for Class IB and 0.65% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	12.51%	11.19%
1290 VT Moderate Growth Allocation Index	12.46	14.32
S&P 500® Index	28.71	23.61
Bloomberg U.S. 5-10 Year Corporate Bond Index	(1.52)	6.56

* Date of inception 2/1/19. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.51% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the 1290 VT Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg U.S. 5-10 Year Corporate Bond Index, which returned 12.46%, 28.71% and (1.52)%, respectively.

Portfolio Highlights

The Portfolio holds allocations in intermediate-term U.S. government bonds and global stocks, with a volatility overlay. In 2021, the world continued its battle with COVID-19, while adjusting to an inflation spike, ongoing global trade supply chain pressures, a moderating economic outlook for China, and continued political tension in the U.S. and elsewhere. The Portfolio targets an allocation of 60% in equities and 40% in bonds, which generated an attractive positive return in 2021, in line with the sector performance detailed below.

Details by Sector

Developed-world stocks were big performers in 2021, as companies benefited from the rollout of vaccines to the biggest economies, strong consumer demand for goods in the U.S., and continued low borrowing costs around the globe. The U.S. stock market, for example, enjoyed its third consecutive year of double-digit returns, and the Portfolio’s hefty allocation to S&P 500-indexed funds was the biggest contributors to its gain. An allocation to the non-U.S. developed world, where most economies trailed the U.S. rebound somewhat, also contributed significantly to the Portfolio’s gains. Among the Portfolio’s relative laggards within the equity allocation were minor positions in small companies, which rose in value but contributed only a minimally to total return.

The Portfolio’s intermediate-term fixed-income allocation produced a negative return for the year, as worries about the global economic outlook — mainly the persistence of the pandemic, uneven vaccine distribution and expectations about the probable future impact of two years of fiscal stimulus on inflation — drove short-term rates upward while long-term rates fell. This nearly inverted the yield curve, which raised concerns about the potential for slower economic growth ahead and hurt bond returns in this maturity range.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	7.40
Weighted Average Coupon (%)	3.30
Weighted Average Modified Duration (Years)*	6.50
Weighted Average Rating**	A-

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	% of Net Assets
Exchange Traded Funds	99.6%
Repurchase Agreements	16.9
Investment Companies	7.2
Cash and Other	(23.7)

100.0%

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,042.60	$5.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.97	5.29

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.04%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Fixed Income (34.8%)
Vanguard Intermediate-Term Corporate Bond ETF (x)	301,050	$27,925,398

Equity (64.8%)
iShares Core MSCI EAFE ETF	162,140	12,102,130
iShares Core S&P 500 ETF	27,300	13,021,827
iShares Core S&P Mid-Cap ETF	15,550	4,401,894
iShares Core S&P Small-Cap ETF	8,250	944,707
iShares MSCI EAFE ETF (x)	43,960	3,458,773
iShares Russell 2000 ETF (x)	3,780	840,861
Vanguard Large-Cap ETF	19,260	4,256,845
Vanguard S&P 500 ETF	29,770	12,996,689

Total Equity		52,023,726

Total Exchange Traded Funds (99.6%) (Cost $68,259,688)		79,949,124

SHORT-TERM INVESTMENTS:
Investment Companies (7.2%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	5,000,000	5,000,000
JPMorgan Prime Money Market Fund, IM Shares	746,659	746,958

Total Investment Companies		5,746,958

	Principal Amount	Value (Note 1)

Repurchase Agreements (16.9%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $7,988,465, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22 - 11/15/51; total market value $8,148,222. (xx)	$7,988,452	7,988,452
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $5,609,322, collateralized by various Common Stocks; total market value $6,200,274. (xx)	5,609,257	5,609,257

Total Repurchase Agreements		13,597,709

Total Short-Term Investments (24.1%) (Cost $19,344,689)		19,344,667

Total Investments in Securities (123.7%) (Cost $87,604,377)		99,293,791
Other Assets Less Liabilities (-23.7%)		(18,994,194)

Net Assets (100%)		$80,299,597

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $18,964,562. This was collateralized by $777,521 of various U.S. Government Treasury Securities, ranging from 0.125% - 3.875%, maturing 2/28/22 - 2/15/49 and by cash of $18,597,709 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$79,949,124	$—	$—	$79,949,124
Short-Term Investments
Investment Companies	5,746,958	—	—	5,746,958
Repurchase Agreements	—	13,597,709	—	13,597,709

Total Assets	$85,696,082	$13,597,709	$—	$99,293,791

Total Liabilities	$—	$—	$—	$—

Total	$85,696,082	$13,597,709	$—	$99,293,791

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$30,316,166
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,607,601

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,433,669
Aggregate gross unrealized depreciation	(21,565)

Net unrealized appreciation	$11,412,104

Federal income tax cost of investments in securities and derivative instruments, if applicable	$87,881,687

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $74,006,668)	$85,696,082
Repurchase Agreements (Cost $13,597,709)	13,597,709
Cash	149,419
Dividends, interest and other receivables	24,837
Securities lending income receivable	2,422
Other assets	941

Total assets	99,471,410

LIABILITIES
Payable for return of collateral on securities loaned	18,597,709
Payable for securities purchased	468,743
Investment management fees payable	38,650
Distribution fees payable – Class IB	16,359
Administrative fees payable	7,709
Payable for Portfolio shares redeemed	5,028
Accrued expenses	37,615

Total liabilities	19,171,813

NET ASSETS	$80,299,597

Net assets were comprised of:
Paid in capital	$68,959,470
Total distributable earnings (loss)	11,340,127

Net assets	$80,299,597

Class IB
Net asset value, offering and redemption price per share, $80,299,597 / 6,120,179 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.12

(x)	Includes value of securities on loan of $18,964,562.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$1,310,128
Interest	74
Securities lending (net)	18,600

Total income	1,328,802

EXPENSES
Investment management fees	435,107
Distribution fees – Class IB	153,212
Administrative fees	73,465
Professional fees	40,907
Printing and mailing expenses	20,238
Custodian fees	4,700
Trustees’ fees	1,601
Miscellaneous	580

Gross expenses	729,810
Less: Waiver from investment manager	(85,862)

Net expenses	643,948

NET INVESTMENT INCOME (LOSS)	684,854

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	125,479
Net distributions of realized gain received from underlying funds	172,064

Net realized gain (loss)	297,543

Net change in unrealized appreciation (depreciation) on investments in securities	6,093,518

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,391,061

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,075,915

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$684,854	$415,700
Net realized gain (loss)	297,543	(733,575)
Net change in unrealized appreciation (depreciation)	6,093,518	4,275,868

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,075,915	3,957,993

Distributions to shareholders:
Class IB	(580,448)	(415,538)
Class K	—	(45,724)

Total distributions to shareholders	(580,448)	(461,262)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,461,162 and 2,106,757 shares, respectively ]	31,007,575	22,383,359
Capital shares issued in reinvestment of dividends and distributions [ 44,712 and 36,218 shares, respectively ]	580,448	415,538
Capital shares repurchased [ (165,884) and (106,575) shares, respectively ]	(2,109,393)	(1,161,230)

Total Class IB transactions	29,478,630	21,637,667

Class K (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 3,982 shares, respectively ]	—	45,724
Capital shares repurchased [ (329,418) and (175,577) shares, respectively ]	(3,964,189)	(1,953,638)

Total Class K transactions	(3,964,189)	(1,907,914)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	25,514,441	19,729,753

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,009,908	23,226,484
NET ASSETS:
Beginning of year	48,289,689	25,063,205

End of year	$80,299,597	$48,289,689

(b) After the close of business on March 22, 2021, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				February 1, 2019* to December 31, 2019
Class IB	2021		2020
Net asset value, beginning of period	$11.75		$11.16		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.12		0.25
Net realized and unrealized gain (loss)	1.33		0.58		1.14

Total from investment operations	1.47		0.70		1.39

Less distributions:
Dividends from net investment income	(0.10)		(0.11)		(0.13)
Distributions from net realized gains	—		—	#	(0.10)

Total dividends and distributions	(0.10)		(0.11)		(0.23)

Net asset value, end of period	$13.12		$11.75		$11.16

Total return (b)	12.51%		6.33%		13.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$80,300		$44,418		$19,469
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.04	%(j)	1.03	%(j)	1.04	%(j)
Before waivers and reimbursements (a)(f)	1.18%		1.28%		1.84%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.12%		1.15%		2.48	%(l)
Before waivers and reimbursements (a)(f)(x)	0.98%		0.90%		1.65	%(l)
Portfolio turnover rate^	7%		69%		50	%(z)

Class K	January 1, 2021 to March 22, 2021‡		Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.75		$11.17		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.01)		0.13		0.23
Net realized and unrealized gain (loss)	0.29		0.59		1.19

Total from investment operations	0.28		0.72		1.42

Less distributions:
Dividends from net investment income	—		(0.14)		(0.15)
Distributions from net realized gains	—		—	#	(0.10)

Total dividends and distributions	—		(0.14)		(0.25)

Net asset value, end of period	$12.03		$11.75		$11.17

Total return (b)	2.38%		6.48%		14.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$3,872		$5,594
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.80	%(j)	0.78	%(j)	0.77	%(j)
Before waivers and reimbursements (a)(f)	0.96%		1.04%		1.76%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.21)%		1.17%		2.39	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.37)%		0.91%		1.38	%(l)
Portfolio turnover rate^	7%		69%		50	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on March 22, 2021 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class IB and 0.85% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	3.09%	2.85%
Portfolio – Class K Shares*	3.22	3.10
ICE BofA US 3-Month Treasury Bill Index	0.05	1.22

* Date of inception 11/13/17. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.09% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the ICE BofA US 3-Month Treasury Bill Index, which returned 0.05% over the same period.

Portfolio Highlights

The Portfolio holds allocations in seven alternative asset categories and strategies with the potential to enhance diversification and reduce volatility through investments that may not have a strong correlation to each other or to traditional market indexes. In 2021, the world continued its battle with COVID-19, while adjusting to rising inflation, ongoing global trade supply chain pressures, an unclear economic outlook for China, and continued political tension in the U.S. and elsewhere. Against this backdrop the Portfolio’s holdings produced a positive return, corresponding to the sector performance outlined below.

Details by Sector

In the past year global stock markets produced attractive returns — and the U.S. stock market enjoyed its third consecutive year of impressive double-digit returns. The developed world benefited from the rollout of the COVID-19 vaccines, strong consumer demand for goods in the U.S., and continued low borrowing costs. Fixed-income securities were roughly flat or negative, as rising interest rates in short- and intermediate-term maturities chipped away at bond prices. With the stock market’s strong performance as a headwind, alternatives provided mixed performance.

What helped performance during the year?

•

The bulk of the Portfolio’s positive gains were contributed by holdings in global real estate (13.7% of total assets) and commodities (15.9% of total assets). In 2021, the Portfolio’s U.S. real estate investment trust (REIT) position profited from a booming market for new homes and residential rentals as the economy rebounded from the shutdowns and layoffs of 2020.

•	Commodities linked to agriculture and energy also provided attractive returns, more evidence of the U.S. and global economy’s generally improved state.

•	Managed futures also contributed to positive returns.

What hurt performance during the year?

•

Holdings tracking a number of metals’ benchmarks mostly fell for the year, including precious metals, gold and silver. Investors appeared to shun these standard stores-of-value in the risk-on environment.

•

The Portfolio’s holding in Proshares Long Online/Short Stores ETF (7% of total assets) was also a negative contributor to returns, with both long and short positions that underperformed the booming retail sector.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2021
Alternatives	33.3%
Fixed Income	25.3
Equity	15.5
Commodity	14.0
Repurchase Agreements	10.7
Investment Company	1.2

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO (Unaudited)

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2021
Vanguard Short-Term Inflation-Protected Securities ETF	13.1%
WisdomTree Managed Futures Strategy Fund	12.6
iShares Convertible Bond ETF	12.2
IQ Merger Arbitrage ETF	11.0
Deutsche Bank Securities, Inc	9.5
iShares Core US REIT ETF	8.0
Vanguard Global ex-U.S. Real Estate ETF	7.5
ProShares Long Online/Short Stores ETF	7.0
Invesco DB Gold Fund	4.0
Invesco DB Energy Fund	3.6

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$969.60	$5.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	971.00	4.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.65	4.61

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Alternatives (37.7%)
IQ Merger Arbitrage ETF (x)*	28,500	$919,125
ProShares Long Online/Short Stores ETF*	10,490	581,775
ProShares RAFI Long/Short‡	7,210	222,606
WisdomTree Managed Futures Strategy Fund	29,620	1,049,733

Total Alternatives		2,773,239

Commodity (15.9%)
Invesco DB Agriculture Fund*	14,440	285,190
Invesco DB Energy Fund*	17,620	300,950
Invesco DB Gold Fund*	6,410	335,596
Invesco DB Precious Metals Fund*	5,040	247,010

Total Commodity		1,168,746

Equity (17.5%)
iShares Core US REIT ETF (x)	9,810	663,058
Vanguard Global ex-U.S. Real Estate ETF	11,590	625,280

Total Equity		1,288,338

Fixed Income (28.6%)
iShares Convertible Bond ETF	11,420	1,018,436
Vanguard Short-Term Inflation-Protected Securities ETF	21,190	1,089,166

Total Fixed Income		2,107,602

Total Exchange Traded Funds (99.7%) (Cost $7,546,215)		7,337,925

SHORT-TERM INVESTMENTS:
Investment Company (1.3%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	100,000	100,000

	Principal Amount	Value (Note 1)

Repurchase Agreements (12.1%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $789,341, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22 - 11/15/51; total market value $805,127. (xx)	$789,340	789,340
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $100,001, collateralized by various Common Stocks; total market value $110,536. (xx)	100,000	100,000

Total Repurchase Agreements		889,340

Total Short-Term Investments (13.4%) (Cost $989,340)		989,340

Total Investments in Securities (113.1%) (Cost $8,535,555)		8,327,265
Other Assets Less Liabilities (-13.1%)		(970,191)

Net Assets (100%)		$7,357,074

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $967,539. This was collateralized by cash of $989,340 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS (ETF):
Alternatives
ProShares RAFI Long/Short	7,210	250,363	—	(33,038)	(4,380)	9,661	222,606	2,580	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$7,337,925	$—	$—	$7,337,925
Short-Term Investments
Investment Company	100,000	—	—	100,000
Repurchase Agreements	—	889,340	—	889,340

Total Assets	$7,437,925	$889,340	$—	$8,327,265

Total Liabilities	$—	$—	$—	$—

Total	$7,437,925	$889,340	$—	$8,327,265

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$5,223,584
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,259,688

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$295,566
Aggregate gross unrealized depreciation	(565,538)

Net unrealized depreciation	$(269,972)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$8,597,237

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers(Cost $269,784)	$222,606
Unaffiliated Issuers (Cost $7,376,431)	7,215,319
Repurchase Agreements (Cost $889,340)	889,340
Cash	57,303
Securities lending income receivable	1,906
Other assets	35

Total assets	8,386,509

LIABILITIES
Payable for return of collateral on securities loaned	989,340
Distribution fees payable – Class IB	371
Administrative fees payable	103
Payable for Portfolio shares redeemed	51
Accrued expenses	39,570

Total liabilities	1,029,435

NET ASSETS	$7,357,074

Net assets were comprised of:
Paid in capital	$7,386,350
Total distributable earnings (loss)	(29,276)

Net assets	$7,357,074

Class IB
Net asset value, offering and redemption price per share, $1,799,099 / 180,354 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.98

Class K
Net asset value, offering and redemption price per share, $5,557,975 / 557,006 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.98

(x)	Includes value of securities on loan of $967,539.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($2,580 of dividend income received from affiliates)	$259,192
Interest	37
Securities lending (net)	22,117

Total income	281,346

EXPENSES
Professional fees	37,291
Investment management fees	35,406
Administrative fees	30,000
Printing and mailing expenses	19,780
Distribution fees – Class IB	3,664
Custodian fees	2,700
Trustees’ fees	195
Miscellaneous	278

Gross expenses	129,314
Less: Waiver from investment manager	(62,695)

Net expenses	66,619

NET INVESTMENT INCOME (LOSS)	214,727

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($(4,380) realized gain (loss) from affiliates)	597,749
Net distributions of realized gain received from underlying funds	62,898

Net realized gain (loss)	660,647

Net change in unrealized appreciation (depreciation) on investments in securities ($9,661 of change in unrealized appreciation (depreciation) from affiliates)	(679,111)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(18,464)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$196,263

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$214,727	$33,791
Net realized gain (loss)	660,647	(147,905)
Net change in unrealized appreciation (depreciation)	(679,111)	422,055

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	196,263	307,941

Distributions to shareholders:
Class IB	(128,742)	(6,081)
Class K	(415,992)	(41,808)

Total distributions to shareholders	(544,734)	(47,889)

Tax return of capital:
Class IB	—	(478)
Class K	—	(3,289)

Total	—	(3,767)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 70,049 and 49,526 shares, respectively ]	764,119	486,625
Capital shares issued in reinvestment of dividends [ 13,051 and 649 shares, respectively ]	128,742	6,559
Capital shares repurchased [ (10,983) and (4,094) shares, respectively ]	(118,032)	(38,961)

Total Class IB transactions	774,829	454,223

Class K
Capital shares issued in reinvestment of dividends [ 42,164 and 4,441 shares, respectively ]	415,992	45,097

Total Class K transactions	415,992	45,097

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,190,821	499,320

TOTAL INCREASE (DECREASE) IN NET ASSETS	842,350	755,605
NET ASSETS:
Beginning of year	6,514,724	5,759,119

End of year	$7,357,074	$6,514,724

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,								November 13, 2017* to December 31, 2017
Class IB	2021		2020		2019		2018
Net asset value, beginning of period	$10.45		$10.06		$9.53		$10.05		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.35		0.05		0.25		0.19		0.04
Net realized and unrealized gain (loss)	(0.03)		0.40		0.48		(0.60)		0.05

Total from investment operations	0.32		0.45		0.73		(0.41)		0.09

Less distributions:
Dividends from net investment income	(0.30)		(0.06)		(0.20)		(0.10)		(0.04)
Distributions from net realized gains	(0.49)		—		—		(0.01)		—
Return of capital	—		—	#	—		—		—

Total dividends and distributions	(0.79)		(0.06)		(0.20)		(0.11)		(0.04)

Net asset value, end of period	$9.98		$10.45		$10.06		$9.53		$10.05

Total return (b)	3.09%		4.54%		7.72%		(4.06)%		0.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,799		$1,132		$625		$111		$101
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.14	%(j)	1.06	%(k)	1.04	%***(m)	1.04	%(k)	1.07	%**(n)
Before waivers and reimbursements (a)(f)	2.08%		2.44%		2.88%		3.53%		4.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	3.22%		0.49%		2.50%		1.90%		3.34	%(l)
Before waivers and reimbursements (a)(f)(x)	2.28%		(0.89)%		0.66%		(0.58)%		0.23	%(l)
Portfolio turnover rate^	61%		16%		4%		5%		0	%(z)

	Year Ended December 31,								November 13, 2017* to December 31, 2017
Class K	2021		2020		2019		2018
Net asset value, beginning of period	$10.46		$10.06		$9.53		$10.05		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.32		0.06		0.16		0.20		0.05
Net realized and unrealized gain (loss)	0.01		0.43		0.60		(0.58)		0.04

Total from investment operations	0.33		0.49		0.76		(0.38)		0.09

Less distributions:
Dividends from net investment income	(0.32)		(0.07)		(0.23)		(0.13)		(0.04)
Distributions from net realized gains	(0.49)		—		—		(0.01)		—
Return of capital	—		(0.02)		—		—		—

Total dividends and distributions	(0.81)		(0.09)		(0.23)		(0.14)		(0.04)

Net asset value, end of period	$9.98		$10.46		$10.06		$9.53		$10.05

Total return (b)	3.22%		4.88%		7.99%		(3.82)%		0.88%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,558		$5,383		$5,134		$4,755		$4,942
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.89	%(j)	0.81	%(k)	0.80	%***(m)	0.79	%(k)	0.82	%**(n)
Before waivers and reimbursements (a)(f)	1.76%		2.11%		2.22%		3.20%		3.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.98%		0.60%		1.60%		1.99%		3.59	%(l)
Before waivers and reimbursements (a)(f)(x)	2.11%		(0.70)%		0.17%		(0.42)%		0.48	%(l)
Portfolio turnover rate^	61%		16%		4%		5%		0	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes tax expense of 0.05%.
***	Includes Tax expense of 0.02%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.50% for Class IB and 1.25% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.65% for Class IB and 1.40% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.67% for Class IB and 1.42% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.70% for Class IB and 1.45% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc. (Effectively June 23, 2021, SSGA Funds Management, Inc. replaced Palisade Capital Management, L.L.C as a sub-adviser to the Portfolio.)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	1.04%	13.77%	10.21%
Portfolio – Class K Shares*	1.25	14.04	10.48
Bloomberg U.S. Convertible Liquid Bond Index†	3.07	17.61	13.30
ICE BofA US Convertible Index	6.34	16.87	12.67

* Date of inception 10/28/13.

†  In 2021, the Bloomberg U.S. Convertible Liquid Bond Index replaced the ICE BofA U.S. Convertible Index as the Portfolio’s performance benchmark. The Adviser believes that the Bloomberg U.S. Convertible Liquid Bond Index provides a better performance comparison for investors.

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.04% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Bloomberg U.S. Convertible Liquid Bond Index and the ICE BofA U.S. Convertible Index, which returned 3.07% and 6.34%, respectively.

Portfolio Highlights

As this is an indexed fund, primary factors that affected markets also affected the Portfolio’s performance. The main macroeconomic factors that contributed to Portfolio performance included the increase in Treasury yields, concerns around inflation and the Delta/Omicron variants, as well as the Federal Reserve’s announcement of its tapering program and rate hiking schedule in 2022. Corporate bond spreads were volatile throughout the year, as investment grade bonds, especially, are sensitive to Treasury movements.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	N/A
Weighted Average Coupon (%)	N/A
Weighted Average Modified Duration (Years)*	N/A
Weighted Average Rating**	BA1

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	31.9%
Consumer Discretionary	15.7
Communication Services	13.8
Health Care	12.8
Utilities	6.9
Financials	6.9
Industrials	5.9
Repurchase Agreements	4.0
Real Estate	2.0
Materials	1.3
Investment Company	1.1
Energy	1.1
Consumer Staples	0.9
Cash and Other	(4.3)

100.0%

1290 VT CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$967.10	$4.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.66	4.60
Class K
Actual	1,000.00	967.30	3.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.91	3.33

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

CONVERTIBLE PREFERRED STOCKS:
Communication Services (0.8%)
Media (0.2%)
ViacomCBS, Inc. 5.750% (x)	1,295	$65,035

Wireless Telecommunication Services (0.6%)
2020 Cash Mandatory Exchangeable Trust 5.250%*§	270	281,532

Total Communication Services		346,567

Consumer Discretionary (0.7%)
Auto Components (0.7%)
Aptiv plc 5.500%	1,590	292,703

Total Consumer Discretionary		292,703

Consumer Staples (0.2%)
Food Products (0.2%)
Bunge Ltd. 4.875%	895	113,432

Total Consumer Staples		113,432

Financials (4.7%)
Banks (3.5%)
Bank of America Corp. 7.250%	470	679,338
Wells Fargo & Co. 7.500%	595	886,865

		1,566,203

Capital Markets (0.8%)
AMG Capital Trust II 5.150%	1,115	65,436
KKR & Co., Inc. 6.000% (x)	3,105	289,231

		354,667

Diversified Financial Services (0.4%)
2020 Mandatory Exchangeable Trust 6.500%§	135	182,245

Total Financials		2,103,115

Health Care (4.2%)
Health Care Equipment & Supplies (0.8%)
Becton Dickinson and Co. 6.000% (x)	4,000	211,000
Boston Scientific Corp. 5.500%	1,275	146,192

		357,192

Life Sciences Tools & Services (3.3%)
Avantor, Inc. 6.250%	3,480	449,651
Danaher Corp. 5.000% (x)	505	998,571

		1,448,222

Pharmaceuticals (0.1%)
Elanco Animal Health, Inc. 5.000%	1,140	50,912

Total Health Care		1,856,326

Industrials (1.4%)
Commercial Services & Supplies (0.4%)
GFL Environmental, Inc. 6.000%	1,810	157,379

Construction & Engineering (0.2%)
Fluor Corp. 6.500%§	75	98,880

Machinery (0.4%)
RBC Bearings, Inc. 5.000%	900	94,374
Stanley Black & Decker, Inc. 5.250% (x)	900	98,271

		192,645

Professional Services (0.4%)
Clarivate plc 5.250%	2,200	199,892

Total Industrials		648,796

Information Technology (2.8%)
Electronic Equipment, Instruments & Components (0.2%)
II-VI, Inc. 6.000%	295	83,491

Semiconductors & Semiconductor Equipment (2.6%)
Broadcom, Inc. 8.000%	555	1,151,841

Total Information Technology		1,235,332

Materials (0.6%)
Metals & Mining (0.6%)
ArcelorMittal SA 5.500%	3,520	260,867

Total Materials		260,867

Utilities (6.1%)
Electric Utilities (4.1%)
American Electric Power Co., Inc. 6.125% (x)	4,200	215,910
NextEra Energy, Inc. 5.279% (x)	18,025	1,101,373
PG&E Corp. 5.500%	2,225	257,388
Southern Co. (The) 6.750%	4,695	252,356

		1,827,027

Independent Power and Renewable Electricity Producers (0.3%)
AES Corp. (The) 6.875%	1,425	136,800

Multi-Utilities (1.6%)
Algonquin Power & Utilities Corp. 7.750% (x)	3,945	186,362

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Dominion Energy, Inc. 7.250%	2,185	$219,899
DTE Energy Co. 6.250%	3,395	174,299
NiSource, Inc. 7.750% (x)	1,175	131,588

		712,148

Water Utilities (0.1%)
Essential Utilities, Inc. 6.000%	955	62,257

Total Utilities		2,738,232

Total Convertible Preferred Stocks (21.5%) (Cost $8,874,189)		9,595,370

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bonds (77.5%)
Communication Services (13.0%)
Diversified Telecommunication Services (0.2%)
Bandwidth, Inc. 0.250%, 3/1/26	$40,000	42,320
Liberty Latin America Ltd. 2.000%, 7/15/24	65,000	63,862

		106,182

Entertainment (5.0%)
Bilibili, Inc. 1.375%, 4/1/26	60,000	120,054
0.500%, 12/1/26§	233,000	198,283
1.250%, 6/15/27	145,000	199,919
Cinemark Holdings, Inc. 4.500%, 8/15/25	55,000	78,581
iQIYI, Inc. 2.000%, 4/1/25	245,000	177,380
4.000%, 12/15/26	120,000	82,680
Liberty Media Corp.-Liberty Formula One 1.000%, 1/30/23	65,000	112,055
Live Nation Entertainment, Inc. 2.500%, 3/15/23	70,000	126,350
2.000%, 2/15/25	60,000	78,840
Sea Ltd. 2.375%, 12/1/25	185,000	473,137
0.250%, 9/15/26	420,000	386,148
Zynga, Inc. 0.250%, 6/1/24	90,000	97,146
(Zero Coupon), 12/15/26	120,000	109,511

		2,240,084

Interactive Media & Services (3.2%)
fuboTV, Inc. 3.250%, 2/15/26§	45,000	36,422
Hello Group, Inc. 1.250%, 7/1/25	75,000	64,500
JOYY, Inc. 0.750%, 6/15/25	70,000	63,481
1.375%, 6/15/26	65,000	57,281

Snap, Inc. 0.250%, 5/1/25	55,000	122,381
0.750%, 8/1/26	110,000	238,128
(Zero Coupon), 5/1/27§	175,000	169,232
Twitter, Inc. 0.250%, 6/15/24	150,000	163,429
(Zero Coupon), 3/15/26§	275,000	246,290
Weibo Corp. 1.250%, 11/15/22	170,000	164,900
Ziff Davis, Inc. 1.750%, 11/1/26§	90,000	111,219

		1,437,263

Media (4.6%)
Cable One, Inc.
(Zero Coupon), 3/15/26§	65,000	62,140
DISH Network Corp. 2.375%, 3/15/24	130,000	124,475
(Zero Coupon), 12/15/25	280,000	281,400
3.375%, 8/15/26	470,000	444,880
Liberty Broadband Corp. 1.250%, 9/30/50§	125,000	123,250
2.750%, 9/30/50§	65,000	65,844
Liberty Interactive LLC 4.000%, 11/15/29	50,000	37,500
3.750%, 2/15/30	60,000	45,600
1.750%, 9/30/46§	35,000	67,200
Liberty Media Corp. 1.375%, 10/15/23	175,000	263,338
2.125%, 3/31/48§	40,000	41,280
2.750%, 12/1/49§	100,000	102,650
0.500%, 12/1/50§	190,000	272,650
Magnite, Inc. 0.250%, 3/15/26§	40,000	31,200
TechTarget, Inc.
(Zero Coupon), 12/15/26§	72,000	71,554

		2,034,961

Total Communication Services		5,818,490

Consumer Discretionary (14.8%)
Auto Components (0.4%)
LCI Industries 1.125%, 5/15/26	50,000	54,900
Luminar Technologies, Inc. 1.250%, 12/15/26§	100,000	106,000

		160,900

Automobiles (2.6%)
Fisker, Inc. 2.500%, 9/15/26§	100,000	103,380
Ford Motor Co.
(Zero Coupon), 3/15/26§	370,000	508,981
Li Auto, Inc. 0.250%, 5/1/28§	105,000	138,600
Lucid Group, Inc. 1.250%, 12/15/26§	250,000	246,175
NIO, Inc.
(Zero Coupon), 2/1/26§	95,000	82,318
0.500%, 2/1/27§	100,000	84,500

		1,163,954

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Diversified Consumer Services (0.8%)
2U, Inc. 2.250%, 5/1/25	$60,000	$63,439
Chegg, Inc. 0.125%, 3/15/25	95,000	93,575
(Zero Coupon), 9/1/26	180,000	148,950
Stride, Inc. 1.125%, 9/1/27	60,000	58,372

		364,336

Hotels, Restaurants & Leisure (3.9%)
Airbnb, Inc.
(Zero Coupon), 3/15/26§	315,000	308,227
Booking Holdings, Inc. 0.750%, 5/1/25 (x)	110,000	161,535
Carnival Corp. 5.750%, 4/1/23	70,000	147,420
DraftKings, Inc.
(Zero Coupon), 3/15/28§	175,000	131,775
Expedia Group, Inc.
(Zero Coupon), 2/15/26 (x)§	125,000	143,812
Huazhu Group Ltd. 0.375%, 11/1/22	55,000	56,172
3.000%, 5/1/26	75,000	83,578
Marriott Vacations Worldwide Corp.
(Zero Coupon), 1/15/26§	75,000	87,768
NCL Corp. Ltd. 5.375%, 8/1/25	100,000	142,000
1.125%, 2/15/27§	132,000	123,592
Royal Caribbean Cruises Ltd. 4.250%, 6/15/23	200,000	254,500
Vail Resorts, Inc.
(Zero Coupon), 1/1/26	80,000	85,262

		1,725,641

Internet & Direct Marketing Retail (4.9%)
Etsy, Inc. 0.125%, 10/1/26	85,000	216,580
0.125%, 9/1/27	110,000	147,565
0.250%, 6/15/28§	175,000	205,730
Farfetch Ltd. 3.750%, 5/1/27	55,000	124,646
Fiverr International Ltd.
(Zero Coupon), 11/1/25	55,000	51,067
Match Group Financeco 2, Inc. 0.875%, 6/15/26§	80,000	129,248
Match Group Financeco 3, Inc. 2.000%, 1/15/30§	120,000	211,428
MercadoLibre, Inc. 2.000%, 8/15/28	80,000	248,104
Pinduoduo, Inc.
(Zero Coupon), 12/1/25	270,000	243,810
Porch Group, Inc. 0.750%, 9/15/26§	71,000	67,720
Wayfair, Inc. 1.125%, 11/1/24	100,000	176,000
0.625%, 10/1/25	215,000	195,483
1.000%, 8/15/26 (x)	130,000	194,929

		2,212,310

Leisure Products (0.2%)
Peloton Interactive, Inc.
(Zero Coupon), 2/15/26§	125,000	105,938

Specialty Retail (2.0%)
American Eagle Outfitters, Inc. 3.750%, 4/15/25	55,000	166,842
Burlington Stores, Inc. 2.250%, 4/15/25	110,000	163,419
Dick’s Sporting Goods, Inc. 3.250%, 4/15/25	105,000	371,044
National Vision Holdings, Inc. 2.500%, 5/15/25	55,000	91,953
Vroom, Inc. 0.750%, 7/1/26§	130,000	81,250

		874,508

Total Consumer Discretionary		6,607,587

Consumer Staples (0.7%)
Food Products (0.2%)
Beyond Meat, Inc.
(Zero Coupon), 3/15/27§	155,000	107,430

Personal Products (0.5%)
Beauty Health Co. (The) 1.250%, 10/1/26§	118,000	124,974
Herbalife Nutrition Ltd. 2.625%, 3/15/24	75,000	75,143

		200,117

Total Consumer Staples		307,547

Energy (1.1%)
Oil, Gas & Consumable Fuels (1.1%)
EQT Corp. 1.750%, 5/1/26	70,000	116,655
Golar LNG Ltd. 2.750%, 2/15/22	50,000	49,902
Pioneer Natural Resources Co. 0.250%, 5/15/25	180,000	320,738

Total Energy		487,295

Financials (2.2%)
Capital Markets (1.0%)
Ares Capital Corp. 3.750%, 2/1/22	50,000	54,750
4.625%, 3/1/24	50,000	57,190
Coinbase Global, Inc. 0.500%, 6/1/26§	245,000	262,273
JPMorgan Chase Financial Co. LLC 0.250%, 5/1/23§	80,000	88,250

		462,463

Consumer Finance (0.9%)
LendingTree, Inc. 0.500%, 7/15/25	120,000	99,450
SoFi Technologies, Inc.
(Zero Coupon), 10/15/26§	198,000	204,692
Upstart Holdings, Inc. 0.250%, 8/15/26§	92,000	87,860

		392,002

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Diversified Financial Services (0.2%)
JPMorgan Chase Bank NA 0.125%, 1/1/23§	$70,000	$69,038

Mortgage Real Estate Investment Trusts (REITs) (0.1%)
Blackstone Mortgage Trust, Inc. (REIT) 4.375%, 5/5/22	55,000	55,275

Total Financials		978,778

Health Care (8.6%)
Biotechnology (2.9%)
BioMarin Pharmaceutical, Inc. 0.599%, 8/1/24	60,000	62,736
1.250%, 5/15/27	80,000	83,448
Bridgebio Pharma, Inc. 2.500%, 3/15/27	135,000	98,848
2.250%, 2/1/29§	100,000	58,950
Exact Sciences Corp. 1.000%, 1/15/25	20,000	25,575
0.375%, 3/15/27	110,000	111,925
0.375%, 3/1/28	220,000	212,432
Halozyme Therapeutics, Inc. 0.250%, 3/1/27§	140,000	124,688
Insmed, Inc. 0.750%, 6/1/28	80,000	86,680
Intercept Pharmaceuticals, Inc. 3.250%, 7/1/23	14,000	13,187
3.500%, 2/15/26§	50,000	54,156
Invitae Corp. 2.000%, 9/1/24	40,000	37,550
Ionis Pharmaceuticals, Inc. 0.125%, 12/15/24	95,000	84,906
(Zero Coupon), 4/1/26§	55,000	48,367
Ligand Pharmaceuticals, Inc. 0.750%, 5/15/23	45,000	44,803
Neurocrine Biosciences, Inc. 2.250%, 5/15/24	45,000	56,109
Sarepta Therapeutics, Inc. 1.500%, 11/15/24	70,000	102,515

		1,306,875

Health Care Equipment & Supplies (3.1%)
CryoPort, Inc. 0.750%, 12/1/26§	72,000	66,347
Dexcom, Inc. 0.750%, 12/1/23	110,000	359,219
0.250%, 11/15/25 (x)	240,000	284,850
Envista Holdings Corp. 2.375%, 6/1/25	65,000	143,894
Haemonetics Corp.
(Zero Coupon), 3/1/26§	70,000	58,529
Insulet Corp. 0.375%, 9/1/26	110,000	145,516
Integra LifeSciences Holdings Corp. 0.500%, 8/15/25	80,000	86,648
Novocure Ltd.
(Zero Coupon), 11/1/25	70,000	63,966
NuVasive, Inc. 1.000%, 6/1/23	60,000	60,000
0.375%, 3/15/25	60,000	57,525

SmileDirectClub, Inc.
(Zero Coupon), 2/1/26§	105,000	40,488

		1,366,982

Health Care Providers & Services (0.6%)
Guardant Health, Inc.
(Zero Coupon), 11/15/27	160,000	161,856
Oak Street Health, Inc.
(Zero Coupon), 3/15/26§	120,000	96,672

		258,528

Health Care Technology (0.9%)
Livongo Health, Inc. 0.875%, 6/1/25	60,000	68,383
Omnicell, Inc. 0.250%, 9/15/25	115,000	216,919
Teladoc Health, Inc. 1.250%, 6/1/27	135,000	122,934

		408,236

Life Sciences Tools & Services (0.2%)
Illumina, Inc.
(Zero Coupon), 8/15/23 (x)	100,000	114,063

Pharmaceuticals (0.9%)
Aphria, Inc. 5.250%, 6/1/24§	40,000	41,238
Jazz Investments I Ltd. 1.500%, 8/15/24 (x)	70,000	70,044
2.000%, 6/15/26 (x)	140,000	158,025
Pacira BioSciences, Inc. 0.750%, 8/1/25	45,000	49,753
Supernus Pharmaceuticals, Inc. 0.625%, 4/1/23	50,000	49,281
Tilray, Inc. 5.000%, 10/1/23	35,000	34,169

		402,510

Total Health Care		3,857,194

Industrials (4.5%)
Aerospace & Defense (0.1%)
Parsons Corp. 0.250%, 8/15/25	55,000	54,543

Airlines (2.1%)
American Airlines Group, Inc. 6.500%, 7/1/25	135,000	186,435
Copa Holdings SA 4.500%, 4/15/25	50,000	87,600
GOL Equity Finance SA 3.750%, 7/15/24§	55,000	46,475
JetBlue Airways Corp. 0.500%, 4/1/26§	135,000	125,849
Southwest Airlines Co. 1.250%, 5/1/25	320,000	426,560
Spirit Airlines, Inc. 1.000%, 5/15/26	70,000	60,343

		933,262

Electrical Equipment (0.3%)
Array Technologies, Inc. 1.000%, 12/1/28§	75,000	70,913

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Stem, Inc. 0.500%, 12/1/28§	$38,000	$36,244
Sunrun, Inc.
(Zero Coupon), 2/1/26§	50,000	38,939

		146,096

Machinery (1.0%)
Fortive Corp. 0.875%, 2/15/22	185,000	185,000
Greenbrier Cos., Inc. (The) 2.875%, 4/15/28§	40,000	43,600
John Bean Technologies Corp. 0.250%, 5/15/26§	50,000	54,950
Middleby Corp. (The) 1.000%, 9/1/25	95,000	151,822

		435,372

Professional Services (0.4%)
KBR, Inc. 2.500%, 11/1/23	45,000	85,571
Upwork, Inc. 0.250%, 8/15/26§	86,000	78,776

		164,347

Road & Rail (0.6%)
Lyft, Inc. 1.500%, 5/15/25	100,000	133,190
Uber Technologies, Inc.
(Zero Coupon), 12/15/25	150,000	147,225

		280,415

Total Industrials		2,014,035

Information Technology (29.1%)
Communications Equipment (1.1%)
Infinera Corp. 2.125%, 9/1/24	60,000	71,190
Lumentum Holdings, Inc. 0.250%, 3/15/24	105,000	186,506
0.500%, 12/15/26	140,000	174,125
Viavi Solutions, Inc. 1.000%, 3/1/24	30,000	42,488

		474,309

Electronic Equipment, Instruments & Components (0.4%)
Insight Enterprises, Inc. 0.750%, 2/15/25	45,000	72,000
Itron, Inc.
(Zero Coupon), 3/15/26§	60,000	54,480
Vishay Intertechnology, Inc. 2.250%, 6/15/25	60,000	62,028

		188,508

IT Services (7.9%)
Affirm Holdings, Inc.
(Zero Coupon), 11/15/26§	253,000	227,447
Akamai Technologies, Inc. 0.125%, 5/1/25	200,000	261,760
0.375%, 9/1/27	160,000	187,104
Block, Inc. 0.500%, 5/15/23	110,000	230,417

0.125%, 3/1/25	130,000	192,888
(Zero Coupon), 5/1/26 (x)	65,000	66,664
0.250%, 11/1/27 (x)	90,000	95,456
Cloudflare, Inc.
(Zero Coupon), 8/15/26§	200,000	212,625
DigitalOcean Holdings, Inc.
(Zero Coupon), 12/1/26§	219,000	194,231
Euronet Worldwide, Inc. 0.750%, 3/15/49 (x)	65,000	70,200
Fastly, Inc.
(Zero Coupon), 3/15/26§	130,000	106,275
MongoDB, Inc. 0.250%, 1/15/26	150,000	383,156
Okta, Inc. 0.125%, 9/1/25	155,000	210,180
0.375%, 6/15/26	160,000	190,400
Perficient, Inc. 0.125%, 11/15/26§	69,000	65,295
Repay Holdings Corp.
(Zero Coupon), 2/1/26§	70,000	60,508
Shift4 Payments, Inc.
(Zero Coupon), 12/15/25§	100,000	105,440
0.500%, 8/1/27§	104,000	91,322
Shopify, Inc. 0.125%, 11/1/25 (x)	115,000	143,463
Spotify USA, Inc.
(Zero Coupon), 3/15/26§	235,000	212,534
Vnet Group, Inc.
(Zero Coupon), 2/1/26§	85,000	68,000
Wix.com Ltd.
(Zero Coupon), 7/1/23	50,000	63,875
(Zero Coupon), 8/15/25	75,000	66,966

		3,506,206

Semiconductors & Semiconductor Equipment (2.5%)
Enphase Energy, Inc.
(Zero Coupon), 3/1/26§	80,000	80,080
(Zero Coupon), 3/1/28 (x)§	120,000	123,780
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26 (x)§	55,000	64,384
Microchip Technology, Inc. 0.125%, 11/15/24 (x)	85,000	105,188
ON Semiconductor Corp.
(Zero Coupon), 5/1/27§	140,000	203,700
Silicon Laboratories, Inc. 0.625%, 6/15/25	75,000	131,482
SolarEdge Technologies, Inc.
(Zero Coupon), 9/15/25	85,000	107,738
SunPower Corp. 4.000%, 1/15/23	50,000	57,827
Wolfspeed, Inc. 1.750%, 5/1/26	100,000	245,000

		1,119,179

Software (16.5%)
8x8, Inc. 0.500%, 2/1/24	45,000	44,749
Alarm.com Holdings, Inc.
(Zero Coupon), 1/15/26§	65,000	58,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Alteryx, Inc. 0.500%, 8/1/24	$55,000	$51,634
1.000%, 8/1/26	90,000	80,438
Avalara, Inc. 0.250%, 8/1/26§	175,000	161,525
Avaya Holdings Corp. 2.250%, 6/15/23	50,000	52,675
Bentley Systems, Inc. 0.125%, 1/15/26§	90,000	92,592
0.375%, 7/1/27§	100,000	92,000
Bill.com Holdings, Inc.
(Zero Coupon), 12/1/25	165,000	281,836
(Zero Coupon), 4/1/27§	101,000	103,273
Blackline, Inc. 0.125%, 8/1/24	35,000	52,719
(Zero Coupon), 3/15/26§	160,000	148,640
Ceridian HCM Holding, Inc. 0.250%, 3/15/26§	70,000	73,122
Confluent, Inc.
(Zero Coupon), 1/15/27§	160,000	173,400
Coupa Software, Inc. 0.125%, 6/15/25	100,000	122,190
0.375%, 6/15/26	280,000	264,600
CyberArk Software Ltd.
(Zero Coupon), 11/15/24	65,000	81,900
Datadog, Inc. 0.125%, 6/15/25	110,000	220,440
DocuSign, Inc.
(Zero Coupon), 1/15/24§	85,000	81,940
Dropbox, Inc.
(Zero Coupon), 3/1/26§	85,000	82,663
(Zero Coupon), 3/1/28§	100,000	98,187
Envestnet, Inc. 0.750%, 8/15/25§	75,000	75,234
Everbridge, Inc. 0.125%, 12/15/24 (x)	70,000	67,944
(Zero Coupon), 3/15/26§	40,000	33,771
Five9, Inc. 0.500%, 6/1/25	95,000	116,669
Guidewire Software, Inc. 1.250%, 3/15/25	55,000	63,872
HubSpot, Inc. 0.375%, 6/1/25	70,000	166,425
InterDigital, Inc. 2.000%, 6/1/24	50,000	54,813
Jamf Holding Corp. 0.125%, 9/1/26§	66,000	68,434
LivePerson, Inc.
(Zero Coupon), 12/15/26	65,000	54,802
Mandiant, Inc. 0.875%, 6/1/24	130,000	135,200
Series B 1.625%, 6/1/35	50,000	49,879
Marathon Digital Holdings, Inc. 1.000%, 12/1/26§	110,000	88,283
MicroStrategy, Inc. 0.750%, 12/15/25	90,000	139,896
(Zero Coupon), 2/15/27§	140,000	100,982
New Relic, Inc. 0.500%, 5/1/23	65,000	77,435
Nice Ltd.
(Zero Coupon), 9/15/25	60,000	72,862

NortonLifeLock, Inc. 2.000%, 8/15/22§	75,000	96,712
Nutanix, Inc. 0.250%, 10/1/27§	85,000	77,350
Palo Alto Networks, Inc. 0.750%, 7/1/23	240,000	503,112
0.375%, 6/1/25	280,000	530,432
Pegasystems, Inc. 0.750%, 3/1/25	80,000	84,504
Progress Software Corp. 1.000%, 4/15/26§	40,000	41,481
Q2 Holdings, Inc. 0.125%, 11/15/25	50,000	45,810
Rapid7, Inc. 0.250%, 3/15/27§	85,000	109,548
RingCentral, Inc.
(Zero Coupon), 3/1/25	125,000	117,432
(Zero Coupon), 3/15/26	95,000	84,120
Sailpoint Technologies Holdings, Inc. 0.125%, 9/15/24	50,000	88,940
Splunk, Inc. 0.500%, 9/15/23	180,000	192,031
1.125%, 9/15/25	105,000	115,637
1.125%, 6/15/27	195,000	181,837
Tyler Technologies, Inc. 0.250%, 3/15/26§	85,000	103,989
Unity Software, Inc.
(Zero Coupon), 11/15/26§	279,000	254,587
Workday, Inc. 0.250%, 10/1/22	200,000	372,000
Zendesk, Inc. 0.625%, 6/15/25	170,000	202,827
Zscaler, Inc. 0.125%, 7/1/25	180,000	393,392

		7,381,265

Technology Hardware, Storage & Peripherals (0.7%)
3D Systems Corp.
(Zero Coupon), 11/15/26§	83,000	78,850
Pure Storage, Inc. 0.125%, 4/15/23	75,000	100,125
Western Digital Corp. 1.500%, 2/1/24 (e)	135,000	136,266

		315,241

Total Information Technology		12,984,708

Materials (0.7%)
Chemicals (0.2%)
Amyris, Inc. 1.500%, 11/15/26§	95,000	79,563

Metals & Mining (0.5%)
MP Materials Corp. 0.250%, 4/1/26§	95,000	119,937
United States Steel Corp. 5.000%, 11/1/26	45,000	90,621

		210,558

Total Materials		290,121

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Real Estate (2.0%)
Equity Real Estate Investment Trusts (REITs) (0.3%)
Pebblebrook Hotel Trust (REIT) 1.750%, 12/15/26	$135,000	$148,655

Real Estate Management & Development (1.7%)
Opendoor Technologies, Inc. 0.250%, 8/15/26§	150,000	155,625
Realogy Group LLC 0.250%, 6/15/26§	35,000	34,456
Redfin Corp.
(Zero Coupon), 10/15/25	130,000	115,781
0.500%, 4/1/27§	80,000	64,888
Zillow Group, Inc. 0.750%, 9/1/24	90,000	139,838
2.750%, 5/15/25	110,000	141,581
1.375%, 9/1/26	65,000	104,447

		756,616

Total Real Estate		905,271

Utilities (0.8%)
Electric Utilities (0.2%)
NRG Energy, Inc. 2.750%, 6/1/48	70,000	83,041

Independent Power and Renewable Electricity Producers (0.6%)
NextEra Energy Partners LP
(Zero Coupon), 6/15/24§	70,000	72,144
(Zero Coupon), 11/15/25§	115,000	131,043
Sunnova Energy International, Inc. 0.250%, 12/1/26§	80,000	82,904

		286,091

Total Utilities		369,132

Total Convertible Bonds		34,620,158

Corporate Bond (0.2%)
Consumer Discretionary (0.2%)
Hotels, Restaurants & Leisure (0.2%)
Royal Caribbean Cruises Ltd. 2.875%, 11/15/23	80,000	94,240

Total Consumer Discretionary		94,240

Total Long-Term Debt Securities (77.7%) (Cost $36,969,592)		34,714,398

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (1.1%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	500,000	500,000

	Principal Amount	Value (Note 1)

Repurchase Agreements (4.0%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $1,676,638, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22 - 11/15/51; total market value $1,710,168. (xx)	$1,676,635	1,676,635
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $100,001, collateralized by various Common Stocks; total market value $110,536. (xx)	100,000	100,000

Total Repurchase Agreements		1,776,635

Total Short-Term Investments (5.1%) (Cost $2,276,635)		2,276,635

Total Investments in Securities (104.3%) (Cost $48,120,416)		46,586,403
Other Assets Less Liabilities (-4.3%)		(1,933,345)

Net Assets (100%)		$44,653,058

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $11,963,735 or 26.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $2,832,916. This was collateralized by $701,295 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $2,276,635 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Convertible Bonds
Communication Services	$—	$5,818,490	$—	$5,818,490
Consumer Discretionary	—	6,607,587	—	6,607,587
Consumer Staples	—	307,547	—	307,547
Energy	—	487,295	—	487,295
Financials	—	978,778	—	978,778
Health Care	—	3,857,194	—	3,857,194
Industrials	—	2,014,035	—	2,014,035
Information Technology	—	12,984,708	—	12,984,708
Materials	—	290,121	—	290,121
Real Estate	—	905,271	—	905,271
Utilities	—	369,132	—	369,132
Convertible Preferred Stocks
Communication Services	65,035	281,532	—	346,567
Consumer Discretionary	292,703	—	—	292,703
Consumer Staples	113,432	—	—	113,432
Financials	1,920,870	182,245	—	2,103,115
Health Care	1,856,326	—	—	1,856,326
Industrials	549,916	98,880	—	648,796
Information Technology	1,235,332	—	—	1,235,332
Materials	260,867	—	—	260,867
Utilities	2,738,232	—	—	2,738,232
Corporate Bond
Consumer Discretionary	—	94,240	—	94,240
Short-Term Investments
Investment Company	500,000	—	—	500,000
Repurchase Agreements	—	1,776,635	—	1,776,635

Total Assets	$9,532,713	$37,053,690	$—	$46,586,403

Total Liabilities	$—	$—	$—	$—

Total	$9,532,713	$37,053,690	$—	$46,586,403

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$94,799,739
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$91,535,269

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,719,136
Aggregate gross unrealized depreciation	(4,562,364)

Net unrealized depreciation	$(1,843,228)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$48,429,631

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $46,343,781)	$44,809,768
Repurchase Agreements (Cost $1,776,635)	1,776,635
Cash	319,787
Receivable for securities sold	277,627
Dividends, interest and other receivables	79,034
Receivable for Portfolio shares sold	12,368
Securities lending income receivable	1,911
Other assets	167

Total assets	47,277,297

LIABILITIES
Payable for return of collateral on securities loaned	2,276,635
Payable for securities purchased	263,426
Investment management fees payable	7,908
Distribution fees payable – Class IB	4,722
Administrative fees payable	3,422
Payable for Portfolio shares redeemed	641
Accrued expenses	67,485

Total liabilities	2,624,239

NET ASSETS	$44,653,058

Net assets were comprised of:
Paid in capital	$46,412,710
Total distributable earnings (loss)	(1,759,652)

Net assets	$44,653,058

Class IB
Net asset value, offering and redemption price per share, $22,506,635 / 2,143,963 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.50

Class K
Net asset value, offering and redemption price per share, $22,146,423 / 2,114,937 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.47

(x)	Includes value of securities on loan of $2,832,916.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $1,485 foreign withholding tax)	$388,707
Interest	130,769
Securities lending (net)	34,351

Total income	553,827

EXPENSES
Investment management fees	267,844
Professional fees	64,504
Distribution fees – Class IB	55,146
Administrative fees	47,072
Printing and mailing expenses	26,809
Custodian fees	18,000
Trustees’ fees	1,254
Miscellaneous	7,792

Gross expenses	488,421
Less: Waiver from investment manager	(113,588)

Net expenses	374,833

NET INVESTMENT INCOME (LOSS)	178,994

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	13,885,580
Net change in unrealized appreciation (depreciation) on investments in securities	(13,612,269)

NET REALIZED AND UNREALIZED GAIN (LOSS)	273,311

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$452,305

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$178,994	$411,851
Net realized gain (loss)	13,885,580	2,473,296
Net change in unrealized appreciation (depreciation)	(13,612,269)	8,835,855

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	452,305	11,721,002

Distributions to shareholders:
Class IB	(7,542,524)	(902,938)
Class K	(7,522,482)	(1,127,578)

Total distributions to shareholders	(15,065,006)	(2,030,516)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 466,936 and 386,150 shares, respectively ]	7,265,192	5,265,627
Capital shares issued in reinvestment of dividends and distributions [ 713,056 and 59,408 shares, respectively ]	7,542,524	902,938
Capital shares repurchased [ (282,296) and (236,894) shares, respectively ]	(4,375,306)	(3,014,507)

Total Class IB transactions	10,432,410	3,154,058

Class K
Capital shares sold [ 18,096 and 1,026,345 shares, respectively ]	285,060	12,110,917
Capital shares issued in reinvestment of dividends and distributions [ 712,766 and 74,324 shares, respectively ]	7,522,482	1,127,578
Capital shares repurchased [ (73,305) and (944,151) shares, respectively ]	(1,166,349)	(11,476,299)

Total Class K transactions	6,641,193	1,762,196

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	17,073,603	4,916,254

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,460,902	14,606,740
NET ASSETS:
Beginning of year	42,192,156	27,585,416

End of year	$44,653,058	$42,192,156

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$15.62		$11.81		$10.06		$11.03		$10.20

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04		0.15		0.15		0.25		0.24
Net realized and unrealized gain (loss)	0.07		4.45		2.24		(0.70)		1.21

Total from investment operations	0.11		4.60		2.39		(0.45)		1.45

Less distributions:
Dividends from net investment income	(1.89)		(0.18)		(0.34)		(0.26)		(0.34)
Distributions from net realized gains	(3.34)		(0.61)		(0.30)		(0.26)		(0.28)

Total dividends and distributions	(5.23)		(0.79)		(0.64)		(0.52)		(0.62)

Net asset value, end of year	$10.50		$15.62		$11.81		$10.06		$11.03

Total return	1.04%		39.08%		23.93%		(4.22)%		14.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,507		$19,467		$12,255		$9,403		$7,637
Ratio of expenses to average net assets:
After waivers (f)	0.96	%(j)	1.05	%(k)	1.10	%(m)	1.19	%(n)**	1.18	%(o)
Before waivers (f)	1.21%		1.48%		1.59%		1.67%		1.72%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.27%		1.17%		1.35%		2.23%		2.11%
Before waivers (f)	0.02%		0.74%		0.86%		1.75%		1.58%
Portfolio turnover rate^	209	%(h)	51%		35%		32%		35%

	Year Ended December 31,
Class K	2021		2020		2019		2018		2017
Net asset value, beginning of year	$15.59		$11.79		$10.04		$11.01		$10.18

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08		0.18		0.18		0.27		0.25
Net realized and unrealized gain (loss)	0.07		4.44		2.24		(0.69)		1.23

Total from investment operations	0.15		4.62		2.42		(0.42)		1.48

Less distributions:
Dividends from net investment income	(1.93)		(0.21)		(0.37)		(0.29)		(0.37)
Distributions from net realized gains	(3.34)		(0.61)		(0.30)		(0.26)		(0.28)

Total dividends and distributions	(5.27)		(0.82)		(0.67)		(0.55)		(0.65)

Net asset value, end of year	$10.47		$15.59		$11.79		$10.04		$11.01

Total return	1.25%		39.34%		24.27%		(3.98)%		14.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,146		$22,725		$15,331		$11,526		$11,402
Ratio of expenses to average net assets:
After waivers (f)	0.71	%(j)	0.80	%(k)	0.85	%(m)	0.94	%(n)**	0.93	%(o)
Before waivers (f)	0.96%		1.23%		1.34%		1.41%		1.46%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.52%		1.40%		1.61%		2.40%		2.29%
Before waivers (f)	0.26%		0.98%		1.12%		1.93%		1.76%
Portfolio turnover rate^	209	%(h)	51%		35%		32%		35%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Tax Expense of 0.01%.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 28%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.01% for Class IB and 0.76% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB and 0.90% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.22% for Class IB and 0.97% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.31% for Class IB and 1.06% for Class K.
(o)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.30% for Class IB and 1.05% for Class K.

See Notes to Financial Statements.

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	10.10%	9.09%	7.10%
Portfolio – Class K Shares*	10.42	9.36	7.37
60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index	15.86	12.62	10.87
S&P 500® Index	28.71	18.47	16.20
Bloomberg U.S. Aggregate Bond Index	(1.54)	3.57	2.73

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.10% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index, which returned 15.86%, 28.71% and (1.54)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio’s equity exposure increased in value and added to performance during the year.

•	The active equity sleeve was tilted towards value stocks, which increased in value, adding to performance but underperforming the broad market, where growth outperformed.

•

The smart beta equity allocation added to performance, and was allocated to the Communication Services, Consumer Staples, Financials, Health Care, Real Estate and Technology sectors during the year. Five of these sectors contributed positively to returns in the twelve months, with Technology, Communication Services, and Financials making the greatest positive contributions.

•	The Portfolio’s fixed income allocation outperformed the broad fixed income market considerably. Lower interest rate exposure relative to the broad market helped achieve this relative outperformance.

•

A more diversified credit exposure relative to the benchmark also helped relative performance with below investment grade corporate bonds, non-Agency mortgage backed securities and bank loans adding to performance.

•

The Portfolio utilized equity index swaps on the Shiller Barclays CAPE U.S. Sector Index (“the Index”). The use of these derivative instruments allowed the strategy to gain exposure to the Index, which added to the strategy’s performance.

What hurt performance during the year:

•	Health Care was the only sector to detract from returns.

•	A more value tilt during the fourth quarter caused the smart beta allocation to lag the broad market during that period.

•	The Portfolio’s fixed income allocation decreased in value, detracting from performance.

•	The weakest performing sectors of the fixed income allocation were global bonds, government securities and investment grade corporate bonds.

•	More allocation to fixed income relative to equities versus the benchmark detracted from the Portfolio’s performance.

Portfolio Positioning and Outlook — DoubleLine Capital LP

At year end, the Portfolio was positioned with a 55% allocation to equities and 45% allocation to fixed income. This reflects the portfolio management teams disciplined outlook as the financial markets exhibit rich valuations currently. We will continue to exercise diligent risk management and will opportunistically upgrade our portfolios, allocating capital to those sectors and securities offering the best risk-adjusted return potential.

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	6.60
Weighted Average Coupon (%)	2.61
Weighted Average Effective Duration (Years)*	4.71
Weighted Average Rating**	Baa1

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser.A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	35.1%
Investment Companies	15.9
Information Technology	8.2
Collateralized Mortgage Obligations	5.9
Financials	5.5
Health Care	5.2
Mortgage-Backed Securities	5.2
Communication Services	4.4
Consumer Discretionary	4.1
Asset-Backed Securities	3.7
Industrials	3.3
Consumer Staples	2.9
Energy	2.3
Materials	1.4
Real Estate	1.0
Utilities	0.8
Repurchase Agreements	0.2
Commercial Mortgage-Backed Securities	0.0 #
Cash and Other	(5.1)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO Unaudited)

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,031.10	$5.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.35	5.92
Class K
Actual	1,000.00	1,031.90	4.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.64

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.16% and 0.91%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (3.7%)
Bayview Opportunity Master Fund IVa Trust, Series 2019-SBR1 A1 3.475%, 6/28/34 (e)§	$40,630	$40,808
C-BASS TRUST, Series 2007-CB1 AF6 5.835%, 1/25/37 (e)	1,182,238	496,950
HSI Asset Securitization Corp. Trust, Series 2006-HE1 1A1 0.382%, 10/25/36 (l)	986,698	407,845
JP Morgan Mortgage Acquisition Corp., Series 2005-WMC1 M4 1.002%, 9/25/35 (l)	400,000	387,563
Mastr Asset-Backed Securities Trust, Series 2006-NC3 A5 0.312%, 10/25/36 (l)	672,255	433,542
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE2 A1 0.232%, 1/25/37 (l)§	1,233,413	612,202
RASC Trust, Series 2007-EMX1 A13 0.302%, 1/25/37 (l)	353,335	341,488
Washington Mutual WMABS Trust, Series 2006-HE5 2A2 0.282%, 10/25/36 (l)	241,875	126,911

Total Asset-Backed Securities		2,847,309

Collateralized Mortgage Obligations (5.9%)
Alternative Loan Trust, Series 2007-9T1 2A1 6.000%, 5/25/37	1,374,157	888,572
CitiMortgage Alternative Loan Trust, Series 2007-A2 1A5 6.000%, 2/25/37	381,095	382,098
FHLMC, Series 357 200 2.000%, 9/15/47	536,187	550,576
Series 4484 CD 1.750%, 7/15/30	99,124	100,131
Series 4749 LV 3.500%, 4/15/38	335,386	337,728
FHLMC STACR REMIC Trust, Series 2020-DNA2 M2 1.953%, 2/25/50 (l)§	209,592	210,315
FNMA, Series 2016-9 A 3.000%, 9/25/43	24,726	24,871
Series 2018-21 (Zero Coupon), 4/25/48 PO	105,967	96,935
Series 2021-48 NS 3.600%, 8/25/51 IO (l)	137,338	17,105
GCAT LLC, Series 2020-3 A1 2.981%, 9/25/25 (e)§	267,655	269,642
GNMA, Series 2020-115 IG 2.500%, 8/20/50 IO	137,597	17,807
Series 2021-140 IH 2.500%, 8/20/51 IO	127,845	18,171

Series 2021-176 SD 2.650%, 9/20/51 IO (l)	318,449	15,532
PMT Credit Risk Transfer Trust,
Series 2019-2R A 2.852%, 5/27/23 (l)§	228,817	226,740
Series 2019-3R A 2.802%, 10/27/22 (l)§	201,916	201,975
RALI Trust,
Series 2006-QO10 A1 0.422%, 1/25/37 (l)	441,063	423,652
Verus Securitization Trust,
Series 2020-2 A2 2.989%, 5/25/60 (l)§	300,000	301,048
Series 2020-4 M1 3.291%, 5/25/65 (l)§	300,000	302,232
Wells Fargo Alternative Loan Trust,
Series 2007-PA6 A1 2.697%, 12/28/37 (l)	161,331	158,802

Total Collateralized Mortgage Obligations		4,543,932

Commercial Mortgage-Backed Security (0.0%)
GNMA,
Series 2021-164 0.968%, 10/16/63 IO (l)	154,279	13,256

Total Commercial Mortgage-Backed Security		13,256

Corporate Bonds (12.9%)
Communication Services (1.1%)
Diversified Telecommunication Services (0.4%)
AT&T, Inc. 3.500%, 9/15/53	38,000	38,331
3.550%, 9/15/55	67,000	66,684
CCO Holdings LLC 4.250%, 1/15/34§	20,000	19,700
Frontier Communications Holdings LLC 5.875%, 10/15/27§	10,000	10,575
5.000%, 5/1/28§	15,000	15,487
6.000%, 1/15/30§	20,000	20,100
Lumen Technologies, Inc. 5.125%, 12/15/26§	25,000	26,016
4.000%, 2/15/27§	25,000	25,270
Verizon Communications, Inc.
(ICE LIBOR USD 3 Month + 1.10%), 1.256%, 5/15/25 (k)	59,000	60,054

		282,217

Entertainment (0.1%)
Lions Gate Capital Holdings LLC 5.500%, 4/15/29§	25,000	25,500
Live Nation Entertainment, Inc. 6.500%, 5/15/27§	25,000	27,378

		52,878

Media (0.5%)
Cengage Learning, Inc. 9.500%, 6/15/24§	25,000	25,239
Charter Communications Operating LLC 4.908%, 7/23/25	100,000	109,729
Clear Channel Outdoor Holdings, Inc. 7.500%, 6/1/29§	20,000	21,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Comcast Corp. 3.400%, 4/1/30	$55,000	$59,928
Diamond Sports Group LLC 5.375%, 8/15/26§	15,000	7,444
Directv Financing LLC 5.875%, 8/15/27§	20,000	20,467
DISH DBS Corp. 5.750%, 12/1/28§	20,000	20,162
5.125%, 6/1/29	20,000	18,247
GCI LLC 4.750%, 10/15/28§	20,000	20,525
Nexstar Media, Inc. 5.625%, 7/15/27§	20,000	21,000
Scripps Escrow, Inc. 5.875%, 7/15/27§	30,000	31,425
Sirius XM Radio, Inc. 4.125%, 7/1/30§	20,000	19,925
Univision Communications, Inc. 4.500%, 5/1/29§	20,000	20,200

		395,741

Wireless Telecommunication Services (0.1%)
T-Mobile USA, Inc. 2.250%, 2/15/26 (x)	55,000	55,137
3.375%, 4/15/29	10,000	10,174
3.375%, 4/15/29§	5,000	5,096
2.875%, 2/15/31	10,000	9,876

		80,283

Total Communication Services		811,119

Consumer Discretionary (1.6%)
Auto Components (0.2%)
American Axle & Manufacturing, Inc. 5.000%, 10/1/29 (x)	30,000	29,400
Clarios Global LP 6.250%, 5/15/26§	13,000	13,699
Dana, Inc. 5.625%, 6/15/28	45,000	47,981
Dealer Tire LLC 8.000%, 2/1/28§	15,000	15,581
Goodyear Tire & Rubber Co. (The) 5.250%, 7/15/31§	35,000	37,921
Icahn Enterprises LP 5.250%, 5/15/27	20,000	20,445

		165,027

Automobiles (0.1%)
Ford Motor Co. 3.250%, 2/12/32	35,000	35,840

Diversified Consumer Services (0.1%)
Metis Merger Sub LLC 6.500%, 5/15/29§	45,000	44,268

Hotels, Restaurants & Leisure (0.8%)
Boyne USA, Inc. 4.750%, 5/15/29§	60,000	62,147
Caesars Entertainment, Inc. 4.625%, 10/15/29§	20,000	19,975
Carnival Corp. 5.750%, 3/1/27§	90,000	90,000

Cedar Fair LP 5.250%, 7/15/29	20,000	20,581
Expedia Group, Inc. 5.000%, 2/15/26	50,000	55,438
3.250%, 2/15/30	60,000	61,221
Golden Nugget, Inc. 6.750%, 10/15/24§	40,000	40,000
Marriott International, Inc.
Series R 3.125%, 6/15/26	55,000	57,304
McDonald’s Corp. 3.600%, 7/1/30	55,000	60,741
MGM Resorts International 6.750%, 5/1/25	35,000	36,813
Midwest Gaming Borrower LLC 4.875%, 5/1/29§	20,000	20,275
Premier Entertainment Sub LLC 5.625%, 9/1/29 (x)§	30,000	29,700
5.875%, 9/1/31§	30,000	30,056
Scientific Games International, Inc. 7.250%, 11/15/29§	15,000	16,800
Viking Cruises Ltd. 5.875%, 9/15/27§	50,000	47,610

		648,661

Household Durables (0.1%)
Mattamy Group Corp. 4.625%, 3/1/30§	30,000	30,492
SWF Escrow Issuer Corp. 6.500%, 10/1/29§	30,000	28,766

		59,258

Multiline Retail (0.1%)
Dollar Tree, Inc. 4.000%, 5/15/25	105,000	112,661

Specialty Retail (0.2%)
At Home Group, Inc. 7.125%, 7/15/29§	15,000	14,807
Michaels Cos., Inc. (The) 5.250%, 5/1/28§	25,000	24,906
Sonic Automotive, Inc. 4.625%, 11/15/29§	45,000	45,225
SRS Distribution, Inc. 4.625%, 7/1/28§	30,000	30,188
Staples, Inc. 7.500%, 4/15/26§	15,000	15,347
Victoria’s Secret & Co. 4.625%, 7/15/29§	40,000	40,900

		171,373

Total Consumer Discretionary		1,237,088

Consumer Staples (1.0%)
Beverages (0.3%)
Anheuser-Busch Cos. LLC 4.900%, 2/1/46	45,000	56,935
Constellation Brands, Inc. 3.150%, 8/1/29	100,000	104,751
Primo Water Holdings, Inc. 4.375%, 4/30/29§	20,000	19,825
Triton Water Holdings, Inc. 6.250%, 4/1/29§	45,000	43,425

		224,936

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Food & Staples Retailing (0.2%)
Performance Food Group, Inc. 5.500%, 10/15/27§	$30,000	$31,312
4.250%, 8/1/29§	20,000	19,806
Sysco Corp. 5.950%, 4/1/30	47,000	58,688
United Natural Foods, Inc. 6.750%, 10/15/28§	20,000	21,450
US Foods, Inc. 4.625%, 6/1/30§	40,000	40,400

		171,656

Food Products (0.3%)
Flowers Foods, Inc. 2.400%, 3/15/31	55,000	54,425
Kraft Heinz Foods Co. 5.000%, 7/15/35	8,000	9,779
5.200%, 7/15/45	30,000	37,912
Post Holdings, Inc. 5.500%, 12/15/29§	15,000	15,694
4.625%, 4/15/30§	30,000	30,487
Smithfield Foods, Inc. 4.250%, 2/1/27§	95,000	102,035

		250,332

Household Products (0.1%)
Energizer Holdings, Inc. 4.750%, 6/15/28§	30,000	30,375
Kronos Acquisition Holdings, Inc. 5.000%, 12/31/26§	30,000	29,550
7.000%, 12/31/27 (x)§	20,000	19,000

		78,925

Personal Products (0.0%)
Coty, Inc. 5.000%, 4/15/26§	20,000	20,529

Tobacco (0.1%)
Altria Group, Inc. 4.450%, 5/6/50	50,000	51,854

Total Consumer Staples		798,232

Energy (1.6%)
Energy Equipment & Services (0.2%)
Patterson-UTI Energy, Inc. 3.950%, 2/1/28	60,000	59,813
Transocean Poseidon Ltd. 6.875%, 2/1/27§	30,000	28,950
Transocean, Inc. 11.500%, 1/30/27§	9,000	8,806
USA Compression Partners LP 6.875%, 9/1/27	40,000	42,150
Weatherford International Ltd. 6.500%, 9/15/28§	20,000	21,115

		160,834

Oil, Gas & Consumable Fuels (1.4%)
Antero Midstream Partners LP 5.750%, 3/1/27§	13,000	13,455
Apache Corp. 4.375%, 10/15/28	20,000	21,742

BP Capital Markets America, Inc. 2.939%, 6/4/51	60,000	57,761
Chesapeake Energy Corp. 5.875%, 2/1/29§	30,000	32,100
CNX Resources Corp. 6.000%, 1/15/29§	25,000	26,000
Energy Transfer LP 4.750%, 1/15/26	50,000	54,492
EQM Midstream Partners LP 4.750%, 1/15/31§	40,000	42,350
EQT Corp. 7.500%, 2/1/30 (e)	15,000	19,256
Hess Midstream Operations LP 5.125%, 6/15/28§	30,000	31,500
4.250%, 2/15/30§	40,000	39,700
Hilcorp Energy I LP 6.250%, 11/1/28§	25,000	26,567
5.750%, 2/1/29§	15,000	15,428
Kinder Morgan Energy Partners LP 6.950%, 1/15/38	50,000	69,309
MEG Energy Corp. 7.125%, 2/1/27§	30,000	31,843
5.875%, 2/1/29§	5,000	5,230
NGL Energy Operating LLC 7.500%, 2/1/26§	40,000	41,152
NuStar Logistics LP 6.375%, 10/1/30	25,000	27,812
Occidental Petroleum Corp. 6.625%, 9/1/30	20,000	24,825
6.125%, 1/1/31	25,000	30,250
6.450%, 9/15/36	15,000	19,125
Ovintiv, Inc. 7.375%, 11/1/31	15,000	19,682
Parkland Corp. 4.500%, 10/1/29§	25,000	24,967
Peabody Energy Corp. 8.500%, 12/31/24 (6% cash, 2.5% PIK)§	7,073	6,808
Phillips 66 3.300%, 3/15/52	55,000	55,273
Pioneer Natural Resources Co. 1.900%, 8/15/30	60,000	56,920
Rattler Midstream LP 5.625%, 7/15/25§	10,000	10,400
Sabine Pass Liquefaction LLC 5.000%, 3/15/27	50,000	56,171
Southwestern Energy Co. 5.375%, 2/1/29	20,000	21,300
4.750%, 2/1/32	25,000	26,318
Sunoco LP 6.000%, 4/15/27	15,000	15,599
4.500%, 5/15/29	10,000	10,139
Targa Resources Partners LP 5.500%, 3/1/30	25,000	27,311
TotalEnergies Capital International SA 3.386%, 6/29/60	55,000	58,446
Venture Global Calcasieu Pass LLC 4.125%, 8/15/31§	35,000	37,242
Western Midstream Operating LP 4.350%, 2/1/25 (e)	20,000	20,850

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Williams Cos., Inc. (The) 3.500%, 10/15/51	$30,000	$30,418

		1,107,741

Total Energy		1,268,575

Financials (2.3%)
Banks (0.6%)
Bank of America Corp.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.20%), 2.482%, 9/21/36 (k)	60,000	58,047
Bank of Montreal
(USD Swap Semi 5 Year + 1.43%), 3.803%, 12/15/32 (k)	60,000	64,165
Bank of Nova Scotia (The) 1.625%, 5/1/23	45,000	45,489
3.400%, 2/11/24	55,000	57,646
Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.74%), 0.913%, 3/2/23 (k)	75,000	75,345
Santander Holdings USA, Inc. 3.400%, 1/18/23	105,000	107,416
Westpac Banking Corp.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.53%), 3.020%, 11/18/36 (k)	60,000	59,351

		467,459

Capital Markets (0.4%)
Ares Capital Corp. 2.150%, 7/15/26	65,000	64,119
Goldman Sachs Group, Inc. (The)
(SOFR + 0.82%), 0.869%, 9/10/27 (k)	115,000	114,739
Macquarie Group Ltd.
(SOFR + 0.91%), 1.629%, 9/23/27 (k)§	60,000	58,662
Morgan Stanley
(SOFR + 1.36%), 2.484%, 9/16/36 (k)	100,000	96,436

		333,956

Consumer Finance (0.7%)
American Express Co. 3.400%, 2/22/24	85,000	89,155
Avolon Holdings Funding Ltd. 3.250%, 2/15/27§	95,000	96,093
Discover Financial Services 4.100%, 2/9/27	70,000	76,124
General Motors Financial Co., Inc. 2.400%, 10/15/28	55,000	54,678
Navient Corp. 5.000%, 3/15/27	15,000	15,244
OneMain Finance Corp. 6.625%, 1/15/28	30,000	33,675
5.375%, 11/15/29	15,000	16,275
Synchrony Financial 2.875%, 10/28/31	120,000	118,952

		500,196

Insurance (0.5%)
Acrisure LLC 4.250%, 2/15/29§	15,000	14,625
Alliant Holdings Intermediate LLC 6.750%, 10/15/27§	20,000	20,675
AmWINS Group, Inc. 4.875%, 6/30/29§	35,000	35,437
Athene Global Funding
(SOFR + 0.56%), 0.610%, 8/19/24 (k)§	115,000	114,961
GTCR AP Finance, Inc. 8.000%, 5/15/27§	25,000	25,719
NFP Corp. 6.875%, 8/15/28§	20,000	20,125
Prudential Financial, Inc. 3.905%, 12/7/47	50,000	57,581
Willis North America, Inc. 4.500%, 9/15/28	55,000	61,893

		351,016

Thrifts & Mortgage Finance (0.1%)
Nationstar Mortgage Holdings, Inc. 5.750%, 11/15/31§	50,000	50,125
PennyMac Financial Services, Inc. 4.250%, 2/15/29§	45,000	43,263

		93,388

Total Financials		1,746,015

Health Care (1.5%)
Biotechnology (0.2%)
AbbVie, Inc. 4.700%, 5/14/45	95,000	117,886

Health Care Equipment & Supplies (0.1%)
Mozart Debt Merger Sub, Inc. 5.250%, 10/1/29§	30,000	30,384
Ortho-Clinical Diagnostics, Inc. 7.250%, 2/1/28§	24,000	25,800

		56,184

Health Care Providers & Services (1.0%)
Anthem, Inc. 2.375%, 1/15/25	60,000	61,562
Centene Corp. 3.000%, 10/15/30	15,000	15,225
2.500%, 3/1/31	85,000	82,465
Cigna Corp. 4.900%, 12/15/48	90,000	114,930
Community Health Systems, Inc. 6.000%, 1/15/29§	30,000	32,084
6.875%, 4/15/29§	30,000	30,412
CVS Health Corp. 5.050%, 3/25/48	70,000	91,694
HCA, Inc. 4.125%, 6/15/29	55,000	60,622
Legacy LifePoint Health LLC 6.750%, 4/15/25§	10,000	10,544
4.375%, 2/15/27§	25,000	25,281
ModivCare Escrow Issuer, Inc. 5.000%, 10/1/29§	10,000	10,138

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Option Care Health, Inc. 4.375%, 10/31/29§	$35,000	$35,006
Radiology Partners, Inc. 9.250%, 2/1/28§	30,000	31,438
RP Escrow Issuer LLC 5.250%, 12/15/25§	45,000	45,518
Select Medical Corp. 6.250%, 8/15/26§	80,000	84,709
Tenet Healthcare Corp. 6.125%, 10/1/28§	40,000	42,212

		773,840

Life Sciences Tools & Services (0.1%)
Thermo Fisher Scientific, Inc. 1.215%, 10/18/24	115,000	114,805

Pharmaceuticals (0.1%)
Bausch Health Cos., Inc. 6.250%, 2/15/29§	30,000	28,462
Endo Luxembourg Finance Co. I Sarl 6.125%, 4/1/29§	20,000	19,500
Royalty Pharma plc 3.300%, 9/2/40	55,000	55,163

		103,125

Total Health Care		1,165,840

Industrials (1.2%)
Aerospace & Defense (0.3%)
Boeing Co. (The) 2.950%, 2/1/30	55,000	55,739
Raytheon Technologies Corp. 3.030%, 3/15/52	55,000	55,280
TransDigm, Inc. 6.250%, 3/15/26§	55,000	56,925
5.500%, 11/15/27	25,000	25,661

		193,605

Airlines (0.1%)
American Airlines, Inc. 5.750%, 4/20/29§	40,000	42,717
United Airlines, Inc. 4.625%, 4/15/29§	20,000	20,699

		63,416

Building Products (0.1%)
Griffon Corp. 5.750%, 3/1/28	20,000	20,800
Owens Corning 4.400%, 1/30/48	50,000	58,269

		79,069

Commercial Services & Supplies (0.2%)
Allied Universal Holdco LLC 6.625%, 7/15/26§	20,000	20,917
9.750%, 7/15/27§	35,000	37,355
Garda World Security Corp. 6.000%, 6/1/29§	35,000	33,556
Madison IAQ LLC 4.125%, 6/30/28§	25,000	25,094
5.875%, 6/30/29§	20,000	20,025

WASH Multifamily Acquisition, Inc. 5.750%, 4/15/26§	30,000	31,425

		168,372

Construction & Engineering (0.2%)
Pike Corp. 5.500%, 9/1/28§	65,000	65,081
Quanta Services, Inc. 2.350%, 1/15/32	120,000	116,443

		181,524

Road & Rail (0.2%)
CSX Corp. 3.800%, 11/1/46	50,000	56,277
First Student Bidco, Inc. 4.000%, 7/31/29§	25,000	24,281
NESCO Holdings II, Inc. 5.500%, 4/15/29§	5,000	5,156
Penske Truck Leasing Co. LP 4.200%, 4/1/27§	50,000	55,131
Uber Technologies, Inc. 7.500%, 9/15/27§	20,000	21,708
4.500%, 8/15/29§	20,000	20,342

		182,895

Trading Companies & Distributors (0.1%)
Air Lease Corp. 1.875%, 8/17/26	65,000	63,828

Total Industrials		932,709

Information Technology (0.6%)
Communications Equipment (0.0%)
Avaya, Inc. 6.125%, 9/15/28§	20,000	21,200
CommScope, Inc. 4.750%, 9/1/29§	25,000	24,805

		46,005

IT Services (0.2%)
Arches Buyer, Inc. 4.250%, 6/1/28§	30,000	29,962
Western Union Co. (The) 2.750%, 3/15/31 (x)	120,000	118,477

		148,439

Semiconductors & Semiconductor Equipment (0.2%)
NXP BV 3.875%, 6/18/26§	105,000	113,157
Qorvo, Inc. 1.750%, 12/15/24§	20,000	20,000

		133,157

Software (0.1%)
Oracle Corp. 3.600%, 4/1/50	55,000	53,769

Technology Hardware, Storage & Peripherals (0.1%)
NetApp, Inc. 1.875%, 6/22/25	55,000	55,603

Total Information Technology		436,973

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Materials (0.7%)
Chemicals (0.3%)
CVR Partners LP 6.125%, 6/15/28 (x)§	$20,000	$21,121
EverArc Escrow Sarl 5.000%, 10/30/29§	45,000	44,888
Nutrien Ltd. 4.200%, 4/1/29	50,000	56,551
Unifrax Escrow Issuer Corp. 5.250%, 9/30/28§	35,000	35,376
WR Grace Holdings LLC 5.625%, 8/15/29§	40,000	40,957

		198,893

Containers & Packaging (0.2%)
Packaging Corp. of America 3.000%, 12/15/29	50,000	52,176
Silgan Holdings, Inc. 4.125%, 2/1/28 (x)	30,000	30,675
WRKCo., Inc. 3.750%, 3/15/25	55,000	58,589

		141,440

Metals & Mining (0.1%)
Arconic Corp. 6.125%, 2/15/28§	35,000	37,082
Glencore Funding LLC 1.625%, 4/27/26§	35,000	34,320
3.375%, 9/23/51§	25,000	24,049
SunCoke Energy, Inc. 4.875%, 6/30/29§	25,000	24,875

		120,326

Paper & Forest Products (0.1%)
Glatfelter Corp. 4.750%, 11/15/29§	45,000	46,350

Total Materials		507,009

Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
Alexandria Real Estate Equities, Inc. (REIT) 3.000%, 5/18/51	65,000	64,197
American Tower Corp. (REIT) 3.950%, 3/15/29	60,000	65,700
Crown Castle International Corp. (REIT) 3.650%, 9/1/27	50,000	53,736
3.300%, 7/1/30	35,000	36,908
Invitation Homes Operating Partnership LP (REIT) 2.700%, 1/15/34	60,000	58,736
Iron Mountain, Inc. (REIT) 4.500%, 2/15/31§	15,000	15,131
Park Intermediate Holdings LLC (REIT) 4.875%, 5/15/29§	25,000	25,625
Welltower, Inc. (REIT) 2.050%, 1/15/29	60,000	59,131

		379,164

Real Estate Management & Development (0.0%)
Realogy Group LLC 7.625%, 6/15/25§	20,000	21,250

5.750%, 1/15/29§	20,000	20,550

		41,800

Total Real Estate		420,964

Utilities (0.8%)
Electric Utilities (0.5%)
Monongahela Power Co. 5.400%, 12/15/43§	60,000	77,435
NextEra Energy Capital Holdings, Inc. 2.250%, 6/1/30	60,000	59,735
NRG Energy, Inc. 3.625%, 2/15/31§	40,000	38,950
Pacific Gas and Electric Co. 1.367%, 3/10/23	60,000	59,667
2.500%, 2/1/31	60,000	57,180
PG&E Corp. 5.000%, 7/1/28 (x)	40,000	41,935
Southern Co. (The) Series 21-A (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.92%), 3.750%, 9/15/51 (k)	55,000	55,026

		389,928

Gas Utilities (0.2%)
Brooklyn Union Gas Co. (The) 4.487%, 3/4/49§	55,000	64,740
Ferrellgas LP 5.375%, 4/1/26§	15,000	14,550
Suburban Propane Partners LP 5.000%, 6/1/31§	50,000	50,250
Superior Plus LP 4.500%, 3/15/29§	35,000	35,788

		165,328

Independent Power and Renewable Electricity Producers (0.0%)
Calpine Corp. 5.125%, 3/15/28§	25,000	25,219
4.625%, 2/1/29§	10,000	9,875

		35,094

Water Utilities (0.1%)
Essential Utilities, Inc. 2.704%, 4/15/30	60,000	60,938

Total Utilities		651,288

Total Corporate Bonds		9,975,812

Mortgage-Backed Securities (5.2%)
FHLMC UMBS 2.000%, 9/1/51	269,496	271,609
2.000%, 11/1/51	793,706	794,968
FNMA 3.500%, 4/1/30	400,000	447,745
FNMA UMBS 3.000%, 4/1/37	153,258	160,684
3.000%, 10/1/46	457,389	478,550
3.000%, 2/1/47	157,313	164,443
3.000%, 12/1/48	175,000	183,041
4.000%, 5/1/49	268,175	287,263
2.500%, 11/1/51	573,478	593,059
2.500%, 1/1/52	200,000	205,022

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

GNMA 2.500%, 10/20/51	$272,793	$282,625
2.500%, 11/20/51	114,681	118,814

Total Mortgage-Backed Securities		3,987,823

U.S. Treasury Obligations (9.1%)
U.S. Treasury Bonds 2.250%, 5/15/41	300,000	314,553
2.000%, 11/15/41	390,000	394,388
1.250%, 5/15/50	560,000	474,571
1.875%, 11/15/51	490,000	486,478
U.S. Treasury Notes 0.125%, 2/28/23	620,000	617,497
0.125%, 3/31/23	670,000	666,785
0.125%, 4/30/23	510,000	507,213
0.750%, 12/31/23	480,000	480,169
1.000%, 12/15/24	830,000	831,037
0.375%, 11/30/25	330,000	320,168
1.250%, 12/31/26	540,000	539,789
0.500%, 6/30/27	420,000	402,113
1.375%, 12/31/28	640,000	637,400
1.375%, 11/15/31	340,000	335,750

Total U.S. Treasury Obligations		7,007,911

Total Long-Term Debt Securities (36.8%) (Cost $28,505,890)		28,376,043

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.3%)
Interactive Media & Services (2.7%)
Alphabet, Inc., Class A*	426	1,234,139
Meta Platforms, Inc., Class A*	2,659	894,355

		2,128,494

Media (0.6%)
Comcast Corp., Class A	8,936	449,749

Total Communication Services		2,578,243

Consumer Discretionary (2.5%)
Hotels, Restaurants & Leisure (0.4%)
McDonald’s Corp.	1,308	350,635

Internet & Direct Marketing Retail (1.2%)
Amazon.com, Inc.*	287	956,956

Multiline Retail (0.5%)
Dollar General Corp.	1,553	366,244

Specialty Retail (0.4%)
Ross Stores, Inc.	2,515	287,414

Total Consumer Discretionary		1,961,249

Consumer Staples (1.9%)
Beverages (0.6%)
Constellation Brands, Inc., Class A	1,893	475,086

Food & Staples Retailing (0.3%)
Sysco Corp.	2,806	220,411

Household Products (0.6%)
Procter & Gamble Co. (The)	2,680	438,395

Tobacco (0.4%)
Philip Morris International, Inc.	3,195	303,525

Total Consumer Staples		1,437,417

Energy (0.7%)
Oil, Gas & Consumable Fuels (0.7%)
Exxon Mobil Corp.	4,991	305,399
Pioneer Natural Resources Co.	1,145	208,253

		513,652

Total Energy		513,652

Financials (3.2%)
Banks (1.1%)
Citigroup, Inc.	7,693	464,581
Truist Financial Corp.	6,453	377,823

		842,404

Capital Markets (1.0%)
Charles Schwab Corp. (The)	5,033	423,275
Intercontinental Exchange, Inc.	2,304	315,118

		738,393

Consumer Finance (0.5%)
American Express Co.	2,355	385,278

Insurance (0.6%)
Aflac, Inc.	4,736	276,535
Markel Corp.*	161	198,674

		475,209

Total Financials		2,441,284

Health Care (3.7%)
Biotechnology (0.3%)
BioMarin Pharmaceutical, Inc.*	1,819	160,709
Vertex Pharmaceuticals, Inc.*	447	98,161

		258,870

Health Care Equipment & Supplies (1.1%)
Alcon, Inc. (x)	3,681	320,689
Boston Scientific Corp.*	12,155	516,344

		837,033

Health Care Providers & Services (1.3%)
Anthem, Inc.	891	413,014
UnitedHealth Group, Inc.	1,199	602,066

		1,015,080

Pharmaceuticals (1.0%)
AstraZeneca plc (ADR)	7,430	432,797
Roche Holding AG (ADR)	2,108	108,963
Zoetis, Inc.	896	218,651

		760,411

Total Health Care		2,871,394

Industrials (2.1%)
Aerospace & Defense (0.5%)
Boeing Co. (The)*	1,893	381,099

Electrical Equipment (0.8%)
AMETEK, Inc.	1,627	239,234
nVent Electric plc	9,917	376,846

		616,080

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Machinery (0.4%)
Fortive Corp.	4,047	$308,746

Trading Companies & Distributors (0.4%)
Herc Holdings, Inc.	1,870	292,748

Total Industrials		1,598,673

Information Technology (7.6%)
Communications Equipment (0.5%)
Motorola Solutions, Inc.	1,565	425,210

Electronic Equipment, Instruments & Components (0.4%)
Corning, Inc.	7,361	274,050

IT Services (1.6%)
Fidelity National Information Services, Inc.	2,793	304,856
PayPal Holdings, Inc.*	2,118	399,413
Visa, Inc., Class A	2,333	505,584

		1,209,853

Semiconductors & Semiconductor Equipment (0.8%)
Analog Devices, Inc.	1,613	283,517
Lam Research Corp.	513	368,924

		652,441

Software (3.0%)
Adobe, Inc.*	672	381,064
Microsoft Corp.	5,103	1,716,241
Splunk, Inc.*	1,640	189,781

		2,287,086

Technology Hardware, Storage & Peripherals (1.3%)
Apple, Inc.	5,645	1,002,383

Total Information Technology		5,851,023

Materials (0.7%)
Chemicals (0.7%)
DuPont de Nemours, Inc.	4,129	333,541
International Flavors & Fragrances, Inc.	1,282	193,133

		526,674

Total Materials		526,674

Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
American Tower Corp. (REIT)	1,179	344,857

Total Real Estate		344,857

Total Common Stocks(26.2%) (Cost $11,804,391)		20,124,466

INVESTMENT COMPANIES:
Fixed Income (5.8%)
DoubleLine Floating Rate Fund , Class I‡	251,011	2,394,647
DoubleLine Global Bond Fund , Class I‡	212,563	2,091,618

Total Investment Companies (5.8%) (Cost $4,602,239)		4,486,265

SHORT-TERM INVESTMENTS:
Investment Company (10.1%)
JPMorgan Prime Money Market Fund, IM Shares	7,746,974	7,750,073

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.2%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $161,086, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22 - 11/15/51; total market value $164,307. (xx)	$161,086	161,086
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $20,614, collateralized by various Common Stocks; total market value $22,786. (xx)	20,614	20,614

Total Repurchase Agreements		181,700

U.S. Treasury Obligations (26.0%)
U.S. Treasury Bills 0.05%, 2/24/22 (p)	5,000,000	4,999,618
0.07%, 4/21/22 (p)	1,500,000	1,499,686
0.13%, 6/16/22 (p)	2,500,000	2,498,492
0.19%, 7/14/22 (p)	1,000,000	998,945
0.22%, 9/8/22 (p)	1,400,000	1,397,875
0.28%, 12/1/22 (p)	2,000,000	1,994,828
0.38%, 12/29/22 (p)	6,700,000	6,674,565

Total U.S. Treasury Obligations		20,064,009

Total Short-Term Investments (36.3%) (Cost $27,999,605)		27,995,782

Total Investments in Securities (105.1%) (Cost $72,912,125)		80,982,556
Other Assets Less Liabilities (-5.1%)		(3,964,202)

Net Assets (100%)		$77,018,354

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $6,443,175 or 8.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2021.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.

(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $474,461. This was collateralized by $308,741 of various U.S. Government Treasury Securities, ranging from 0.125% - 4.375%, maturing 2/28/22 - 8/15/50 and by cash of $181,700 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CAPE	— Cyclically Adjusted Price Earnings
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PIK	— Payment-in Kind Security
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate
STACR	— Structured Agency Credit Risk
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Fixed Income
DoubleLine Floating Rate Fund, Class I	251,011	1,875,733	500,000	—	—	18,914	2,394,647	68,305	—
DoubleLine Global Bond Fund, Class I	212,563	2,293,552	—	—	—	(201,934)	2,091,618	5,783	17,717

Total		4,169,285	500,000	—	—	(183,020)	4,486,265	74,088	17,717

OTC Total return swap contracts outstanding as of December 31, 2021 (Note 1):

Reference Entity	Payments Made by Portfolio	Payments Received by Portfolio	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation) ($)
Shiller Barclays CAPE US Sector II ER USD Index	0.40% and decrease in total return of index	Increase in total return of index	At termination	Barclays Bank plc	1/18/2022	USD 20,500,000	674,779

							674,779

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$2,847,309	$—	$2,847,309
Collateralized Mortgage Obligations	—	4,543,932	—	4,543,932
Commercial Mortgage-Backed Security	—	13,256	—	13,256
Common Stocks
Communication Services	2,578,243	—	—	2,578,243
Consumer Discretionary	1,961,249	—	—	1,961,249
Consumer Staples	1,437,417	—	—	1,437,417
Energy	513,652	—	—	513,652
Financials	2,441,284	—	—	2,441,284
Health Care	2,871,394	—	—	2,871,394
Industrials	1,598,673	—	—	1,598,673
Information Technology	5,851,023	—	—	5,851,023
Materials	526,674	—	—	526,674
Real Estate	344,857	—	—	344,857
Corporate Bonds
Communication Services	—	811,119	—	811,119
Consumer Discretionary	—	1,237,088	—	1,237,088
Consumer Staples	—	798,232	—	798,232
Energy	—	1,268,575	—	1,268,575
Financials	—	1,746,015	—	1,746,015
Health Care	—	1,165,840	—	1,165,840
Industrials	—	932,709	—	932,709
Information Technology	—	436,973	—	436,973
Materials	—	507,009	—	507,009
Real Estate	—	420,964	—	420,964
Utilities	—	651,288	—	651,288
Investment Companies	4,486,265	—	—	4,486,265
Mortgage-Backed Securities	—	3,987,823	—	3,987,823
Short-Term Investments
Investment Company	7,750,073	—	—	7,750,073
Repurchase Agreements	—	181,700	—	181,700
U.S. Treasury Obligations	—	20,064,009	—	20,064,009
Total Return Swaps	—	674,779	—	674,779
U.S. Treasury Obligations	—	7,007,911	—	7,007,911

Total Assets	$32,360,804	$49,296,531	$—	$81,657,335

Total Liabilities	$—	$—	$—	$—

Total	$32,360,804	$49,296,531	$—	$81,657,335

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$674,779

Total		$674,779

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Swaps	Total
Equity contracts	$3,465,250	$3,465,250

Total	$3,465,250	$3,465,250

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Swaps	Total
Equity contracts	$480,683	$480,683

Total	$480,683	$480,683

^ This Portfolio held swaps contracts as a substitute for investing in conventional securities.

The Portfolio held swaps contracts with an average notional value of approximately $18,515,000 during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received*	Net Amount Due from Counterparty
Barclays Bank plc	$674,779	$—	$(674,779)	$—

Total	$674,779	$—	$(674,779)	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
*	The table above does not include the additional collateral received from the counterparty. Total additional collateral received is $15,221.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$22,048,419
Long-term U.S. government debt securities	44,435,259

$66,483,678

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$24,687,933
Long-term U.S. government debt securities	43,865,307

$68,553,240

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,255,451
Aggregate gross unrealized depreciation	(734,688)

Net unrealized appreciation	$8,520,763

Federal income tax cost of investments in securities and derivative instruments, if applicable	$73,136,572

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers(Cost $4,602,239)	$4,486,265
Unaffiliated Issuers (Cost $68,128,186)	76,314,591
Repurchase Agreements (Cost $181,700)	181,700
Cash	2,821,316
Market value on OTC swap contracts	674,779
Receivable for Portfolio shares sold	445,017
Dividends, interest and other receivables	157,324
Securities lending income receivable	270
Other assets	259

Total assets	85,081,521

LIABILITIES
Payable for securities purchased	7,062,854
Cash collateral due to broker for swaps	690,000
Payable for return of collateral on securities loaned	181,700
Investment management fees payable	38,149
Distribution fees payable – Class IB	15,202
Administrative fees payable	5,796
Payable to Adviser	2,750
Payable for Portfolio shares redeemed	751
Accrued expenses	65,965

Total liabilities	8,063,167

NET ASSETS	$77,018,354

Net assets were comprised of:
Paid in capital	$67,813,418
Total distributable earnings (loss)	9,204,936

Net assets	$77,018,354

Class IB
Net asset value, offering and redemption price per share, $73,621,276 / 5,644,698 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.04

Class K
Net asset value, offering and redemption price per share, $3,397,078 / 260,290 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.05

(x)	Includes value of securities on loan of $474,461.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$974,643
Dividends ($74,088 of dividend income received from affiliates) (net of $872 foreign withholding tax)	294,140
Securities lending (net)	1,490

Total income	1,270,273

EXPENSES
Investment management fees	540,573
Distribution fees – Class IB	172,889
Professional fees	67,822
Administrative fees	66,172
Custodian fees	23,001
Printing and mailing expenses	18,673
Trustees’ fees	1,996
Miscellaneous	6,971

Gross expenses	898,097
Less: Waiver from investment manager	(68,501)

Net expenses	829,596

NET INVESTMENT INCOME (LOSS)	440,677

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,814,608
Net distributions of realized gain received from underlying funds ( All realized gains received from affiliates )	17,717
Swaps	3,465,250

Net realized gain (loss)	5,297,575

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(183,020) of change in unrealized appreciation (depreciation) from affiliates)	681,491
Swaps	480,683

Net change in unrealized appreciation (depreciation)	1,162,174

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,459,749

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,900,426

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$440,677	$570,917
Net realized gain (loss)	5,297,575	3,102,861
Net change in unrealized appreciation (depreciation)	1,162,174	3,732,207

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,900,426	7,405,985

Distributions to shareholders:
Class IB	(5,609,792)	(2,793,064)
Class K	(268,291)	(75,847)

Total distributions to shareholders	(5,878,083)	(2,868,911)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 989,372 and 1,147,985 shares, respectively ]	13,278,819	14,024,762
Capital shares issued in reinvestment of dividends and distributions [ 431,035 and 221,074 shares, respectively ]	5,609,792	2,793,064
Capital shares repurchased [ (797,707) and (677,106) shares, respectively ]	(10,776,573)	(8,225,097)

Total Class IB transactions	8,112,038	8,592,729

Class K
Capital shares sold [ 164,576 and 159,158 shares, respectively ]	2,218,361	1,943,605
Capital shares issued in reinvestment of dividends and distributions [ 20,605 and 6,001 shares, respectively ]	268,291	75,847
Capital shares repurchased [ (72,250) and (92,013) shares, respectively ]	(981,030)	(1,091,402)

Total Class K transactions	1,505,622	928,050

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	9,617,660	9,520,779

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,640,003	14,057,853
NET ASSETS:
Beginning of year	66,378,351	52,320,498

End of year	$77,018,354	$66,378,351

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$12.84		$11.88		$10.60		$11.51		$11.10

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08		0.12		0.20		0.18		0.06	(x)
Net realized and unrealized gain (loss)	1.20		1.42		1.71		(0.63)		1.00

Total from investment operations	1.28		1.54		1.91		(0.45)		1.06

Less distributions:
Dividends from net investment income	(0.08)		(0.12)		(0.24)		(0.19)		(0.07)
Distributions from net realized gains	(1.00)		(0.46)		(0.39)		(0.27)		(0.58)

Total dividends and distributions	(1.08)		(0.58)		(0.63)		(0.46)		(0.65)

Net asset value, end of year	$13.04		$12.84		$11.88		$10.60		$11.51

Total return	10.10%		13.10%		18.14%		(4.10)%		9.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$73,621		$64,486		$51,439		$41,616		$44,809
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.16	%(j)	1.16	%(j)	1.16	%(j)	1.19	%(k)	1.05%
Before waivers and reimbursements (f)	1.26%		1.32%		1.36%		1.28%		1.61%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.60%		1.01%		1.69%		1.57%		0.50	%(x)
Before waivers and reimbursements (f)	0.51%		0.85%		1.49%		1.49%		(0.06	)%(x)
Portfolio turnover rate^	131%		135%		67%		83%		175	%(h)

	Year Ended December 31,
Class K	2021		2020		2019		2018		2017
Net asset value, beginning of year	$12.84		$11.88		$10.60		$11.51		$11.10

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11		0.15		0.23		0.21		0.14	(x)
Net realized and unrealized gain (loss)	1.21		1.42		1.71		(0.63)		0.95

Total from investment operations	1.32		1.57		1.94		(0.42)		1.09

Less distributions:
Dividends from net investment income	(0.11)		(0.15)		(0.27)		(0.22)		(0.10)
Distributions from net realized gains	(1.00)		(0.46)		(0.39)		(0.27)		(0.58)

Total dividends and distributions	(1.11)		(0.61)		(0.66)		(0.49)		(0.68)

Net asset value, end of year	$13.05		$12.84		$11.88		$10.60		$11.51

Total return	10.42%		13.36%		18.41%		(3.86)%		9.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,397		$1,893		$882		$11,891		$12,637
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.91	%(j)	0.91	%(j)	0.91	%(j)	0.94	%(k)	0.81%
Before waivers and reimbursements (f)	1.00%		1.08%		1.03%		1.03%		1.49%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.84%		1.25%		2.00%		1.82%		1.19	%(x)
Before waivers and reimbursements (f)	0.75%		1.09%		1.87%		1.74%		0.52	%(x)
Portfolio turnover rate^	131%		135%		67%		83%		175	%(h)
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)	Change in investment strategy resulted in higher portfolio turnover.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.24% for Class IB and 0.99% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC.

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(0.36)%	2.96%	2.59%
Portfolio – Class K Shares*	(0.23)	3.21	2.84
Bloomberg U.S. Aggregate Bond Index	(1.54)	3.57	2.96

* Date of inception 5/1/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.36)% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned (1.54)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Relative outperformance was driven primarily by overweight credit positioning relative to the benchmark. High Yield corporate credit was the best-performing sector of the Portfolio as strong earnings momentum and accommodative capital markets lowered default rates to historic lows while investor sentiment for risk assets further increased.

•

Notably, floating rate sectors, such as Bank Loans and Collateralized Loan Obligations, benefited from their interest income as benchmark rates broadly rose over the period as default rates broadly fell during the year while demand for floating rate product increased as rhetoric from the Federal Reserve turned hawkish.

•

Non-Agency residential mortgage-backed securities (RMBS) positively impacted performance, benefiting substantially from strong housing market fundamentals, property value appreciation, and strengthening household balance sheets. Commercial mortgage-backed securities (MBS) benefited from positive vaccine developments as travel resumed while workers returned to office over the year.

What hurt performance during the year:

•

Rate sensitive sectors, like U.S. Treasuries and Municipal bonds, were the only sectors to underperform during the year as Treasury rates broadly rose given hawkish development at the Federal Reserve. The Portfolio maintains exposure to short and intermediate tenor U.S. Treasuries, which were severely impacted due to the rise in rates.

Portfolio Positioning and Outlook — DoubleLine Capital LP

The Portfolio reduced exposure towards U.S. Treasuries, Agency RMBS, and Emerging market fixed income while increasing exposure towards Non-agency RMBS, Asset Backed Securities, and High Yield corporate credit. Additionally, the Portfolio introduced a Global Sovereign debt allocation during the year. At year end, the Portfolio had more credit exposure and a lower duration than the benchmark.

We expect U.S. economic growth to decelerate but remain positive heading into next year while noting that corporate earnings growth rates may be near their cyclicals highs. With the latest consumer price index (CPI) print showing a year-over-year increase of 7.0%, we remain concerned about inflation and continue to closely monitor components of the index for indication of whether higher inflation will remain a concern over the longer term or fade back to more normal levels by the latter part of next year. We believe interest rates have remained low in part due to quantitative easing and accommodative fiscal policies and believe treasury yields are biased higher in the intermediate term as Federal Reserve rhetoric has turned hawkish while expectations for quicker future rate hikes have increased. With corporate credit spreads near all-time lows and CPI at its highest level since 1982, we continue to favor structured credit over corporate credit and believe it offers better risk adjusted returns and less interest rate risk.

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	6.70
Weighted Average Coupon (%)	2.82
Weighted Average Effective Duration (Years)*	4.27
Weighted Average Rating**	Baa1

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	18.3%
Asset-Backed Securities	16.7
Mortgage-Backed Securities	11.6
Collateralized Mortgage Obligations	9.8
Commercial Mortgage-Backed Securities	9.3
Investment Companies	7.9
Financials	4.3
Foreign Government Securities	3.5
Utilities	3.4
Energy	3.2
Industrials	2.2
Communication Services	2.0
Consumer Discretionary	1.5
Materials	1.5
Real Estate	1.3
Health Care	1.3
Consumer Staples	1.1
Information Technology	0.9
Repurchase Agreements	0.4
Municipal Bonds	0.0 #
Cash and Other	(0.2)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$996.40	$4.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class K
Actual	1,000.00	997.70	3.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (16.7%)
AASET US Ltd., Series 2018-1A A 3.844%, 1/16/38§	$594,387	$518,206
ABFC Trust, Series 2007-WMC1 A1A 1.352%, 6/25/37 (l)	2,925,052	2,522,479
ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASP5 A2D 0.622%, 10/25/36 (l)	2,455,023	1,183,061
AIMCO CLO,
Series 2018-AA D 2.672%, 4/17/31 (l)§	500,000	489,844
Ajax Mortgage Loan Trust,
Series 2020-D A 2.250%, 6/25/60 (e)§	842,178	843,737
Aligned Data Centers Issuer LLC,
Series 2021-1A A2 1.937%, 8/15/46§	1,250,000	1,229,872
Series 2021-1A B 2.482%, 8/15/46§	1,000,000	988,570
American Airlines Pass-Through Trust,
Series 2015-1 B 3.700%, 5/1/23	2,268,279	2,228,737
Amortizing Residential Collateral Trust,
Series 2002-BC10 M1 1.602%, 1/25/33 (l)	1,983,142	1,923,325
AMSR Trust,
Series 2019-SFR1 E 3.471%, 1/19/39§	3,400,000	3,410,227
Apidos CLO XII,
Series 2013-12A DR 2.724%, 4/15/31 (l)§	500,000	479,492
Apidos CLO XXI,
Series 2015-21A CR 2.572%, 7/18/27 (l)§	500,000	499,953
Ares XXVIIIR CLO Ltd.,
Series 2018-28RA C 2.272%, 10/17/30 (l)§	500,000	497,140
Atrium IX,
Series 9A DR 3.776%, 5/28/30 (l)§	500,000	495,094
Babson CLO Ltd.,
Series 2015-IA DR 2.732%, 1/20/31 (l)§	500,000	483,710
Bain Capital Credit CLO Ltd.,
Series 2017-2A DR2 3.224%, 7/25/34 (l)§	1,000,000	992,331
Series 2020-5A D 3.682%, 1/20/32 (l)§	1,000,000	1,000,472
Barings CLO Ltd.,
Series 2015-2A DR 3.081%, 10/20/30 (l)§	500,000	493,509
Series 2017-1A D 3.722%, 7/18/29 (l)§	500,000	500,143
Series 2019-1A DR 3.774%, 4/15/36 (l)§	500,000	496,255
Series 2019-2A CR 3.524%, 4/15/36 (l)§	500,000	497,724

Series 2020-1A DR 3.324%, 10/15/36 (l)§	1,000,000	991,319
Blackbird Capital Aircraft,
Series 2021-1A B 3.446%, 7/15/46§	1,958,333	1,934,741
Canyon Capital CLO Ltd.,
Series 2014-1A CR 2.882%, 1/30/31 (l)§	500,000	479,464
Series 2017-1A DR 3.124%, 7/15/30 (l)§	500,000	493,977
Series 2021-1A D 3.224%, 4/15/34 (l)§	500,000	495,470
Carlyle Global Market Strategies CLO Ltd.,
Series 2016-3A DRR 3.431%, 7/20/34 (l)§	1,000,000	988,661
Carlyle US CLO Ltd.,
Series 2021-1A D 6.124%, 4/15/34 (l)§	500,000	486,510
Castlelake Aircraft Structured Trust,
Series 2019-1A A 3.967%, 4/15/39§	355,004	349,962
Series 2021-1A B 6.656%, 1/15/46§	1,508,352	1,598,481
Cathedral Lake VIII Ltd.,
Series 2021-8A C 2.724%, 1/20/35 (l)§	500,000	495,087
Series 2021-8A D1 3.524%, 1/20/35 (l)§	1,000,000	990,012
CHCP Ltd.,
Series 2021-FL1 C 2.264%, 2/15/38 (l)§	550,000	548,614
CIFC Funding Ltd.,
Series 2015-4A CR2 3.131%, 4/20/34 (l)§	1,000,000	986,990
Series 2017-1A D 3.629%, 4/23/29 (l)§	1,000,000	1,000,084
CLI Funding VIII LLC,
Series 2021-1A A 1.640%, 2/18/46§	916,881	893,876
Cook Park CLO Ltd.,
Series 2018-1A C 1.872%, 4/17/30 (l)§	1,000,000	995,647
Series 2018-1A D 2.722%, 4/17/30 (l)§	500,000	493,708
Crown Point CLO IV Ltd.,
Series 2018-4A C 2.032%, 4/20/31 (l)§	500,000	493,882
DataBank Issuer,
Series 2021-1A A2 2.060%, 2/27/51§	500,000	490,523
Series 2021-1A B 2.650%, 2/27/51§	1,500,000	1,464,217
Dryden 40 Senior Loan Fund,
Series 2015-40A DR 3.256%, 8/15/31 (l)§	500,000	499,748
Dryden 41 Senior Loan Fund,
Series 2015-41A DR 2.724%, 4/15/31 (l)§	500,000	483,340
Dryden 43 Senior Loan Fund,
Series 2016-43A DR3 3.382%, 4/20/34 (l)§	500,000	499,754

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Dryden 57 CLO Ltd.,
Series 2018-57A D 2.706%, 5/15/31 (l)§	$500,000	$486,300
Dryden 87 CLO Ltd.,
Series 2021-87A D 3.110%, 5/20/34 (l)§	500,000	493,829
Elevation CLO Ltd.,
Series 2013-1A BR2 3.406%, 8/15/32 (l)§	1,250,000	1,231,690
Flagship Credit Auto Trust,
Series 2017-4 C 2.920%, 11/15/23§	36,592	36,621
Fremont Home Loan Trust,
Series 2006-D 1A1 0.242%, 11/25/36 (l)	5,437,996	3,754,644
Galaxy XVIII CLO Ltd.,
Series 2018-28A D 3.124%, 7/15/31 (l)§	500,000	491,945
Generate CLO 2 Ltd.,
Series 2A CR 1.978%, 1/22/31 (l)§	500,000	498,944
Gilbert Park CLO Ltd.,
Series 2017-1A D 3.074%, 10/15/30 (l)§	500,000	499,184
Goldentree Loan Management US CLO 3 Ltd.,
Series 2018-3A D 2.981%, 4/20/30 (l)§	1,500,000	1,486,419
Goodgreen Trust,
Series 2020-1A A 2.630%, 4/15/55§	397,688	396,876
Invitation Homes Trust,
Series 2018-SFR1 C 1.359%, 3/17/37 (l)§	739,894	740,037
ITE Rail Fund Levered LP,
Series 2021-3A A 2.210%, 6/28/51§	488,272	486,350
Jersey Mike’s Funding,
Series 2019-1A A2 4.433%, 2/15/50§	1,000,000	1,044,288
JOL Air Ltd.,
Series 2019-1 A 3.967%, 4/15/44§	414,058	400,063
Kestrel Aircraft Funding Ltd.,
Series 2018-1A A 4.250%, 12/15/38§	756,857	739,528
LCM 28 Ltd.,
Series 28A D 3.081%, 10/20/30 (l)§	500,000	483,329
LCM XXI LP,
Series 21A DR 2.932%, 4/20/28 (l)§	500,000	496,213
Long Point Park CLO Ltd.,
Series 2017-1A C 2.522%, 1/17/30 (l)§	500,000	482,281
MACH 1 Cayman Ltd.,
Series 2019-1 A 3.474%, 10/15/39§	1,167,101	1,142,059
Madison Park Funding LII Ltd.,
Series 2021-52A D 3.243%, 1/22/35 (l)§	500,000	498,004

Madison Park Funding XI Ltd.,
Series 2013-11A DR 3.374%, 7/23/29 (l)§	500,000	494,816
Madison Park Funding XIV Ltd.,
Series 2014-14A DRR 3.078%, 10/22/30 (l)§	500,000	497,861
Madison Park Funding XX Ltd.,
Series 2016-20A DR 3.134%, 7/27/30 (l)§	900,000	885,955
Magnetite XXIII Ltd.,
Series 2019-23A DR 3.171%, 1/25/35 (l)§	500,000	498,005
Magnetite XXXI Ltd.,
Series 2021-31A E 6.109%, 7/15/34 (l)§	500,000	497,125
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE4 A2C 0.403%, 7/25/37 (l)	5,508,078	1,701,974
MidOcean Credit CLO III,
Series 2014-3A BR 1.929%, 4/21/31 (l)§	1,000,000	978,275
Mosaic Solar Loan Trust,
Series 2018-1A A 4.010%, 6/22/43§	219,863	227,334
Series 2018-2GS A 4.200%, 2/22/44§	350,774	373,467
Series 2019-2A B 3.280%, 9/20/40§	333,773	341,690
Nassau Ltd.,
Series 2018-IA A 1.274%, 7/15/31 (l)§	500,000	498,674
NBC Funding LLC,
Series 2021-1 A2 2.989%, 7/30/51§	1,371,563	1,367,491
Neighborly Issuer LLC,
Series 2021-1A A2 3.584%, 4/30/51§	4,975,000	4,981,478
Neuberger Berman Loan Advisers CLO 37 Ltd.,
Series 2020-37A DR 2.981%, 7/20/31 (l)§	1,000,000	996,551
NP SPE II LLC,
Series 2017-1A A1 3.372%, 10/21/47§	412,218	419,181
Octagon 53 Ltd.,
Series 2021-1A E 6.624%, 4/15/34 (l)§	1,000,000	980,320
Octagon Investment Partners 31 LLC,
Series 2017-1A DR 3.531%, 7/20/30 (l)§	500,000	495,640
Octagon Investment Partners 34 Ltd.,
Series 2017-1A D 2.631%, 1/20/30 (l)§	500,000	481,263
OHA Credit Funding 1 Ltd.,
Series 2018-1A D 3.182%, 10/20/30 (l)§	500,000	499,454
OHA Credit Funding 5 Ltd.,
Series 2020-5A E 6.372%, 4/18/33 (l)§	1,000,000	996,148
Option One Mortgage Loan Trust,
Series 2006-1 M2 0.672%, 1/25/36 (l)	3,164,000	2,927,623

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Ownit Mortgage Loan Trust,
Series 2006-3 M1 0.597%, 3/25/37 (l)	$2,287,277	$2,459,947
Primose Funding LLC,
Series 2019-1A A2 4.475%, 7/30/49§	980,000	1,004,371
Sapphire Aviation Finance II Ltd.,
Series 2020-1A A 3.228%, 3/15/40§	410,974	399,077
Sound Point CLO XXIV,
Series 2019-3A DR 3.632%, 10/25/34 (l)§	500,000	496,101
Sound Point CLO XXVI Ltd.,
Series 2020-1A DR 3.481%, 7/20/34 (l)§	500,000	493,888
Sound Point CLO XXXII Ltd.,
Series 2021-4A D 3.518%, 10/25/34 (l)§	500,000	500,000
Stack Infrastructure Issuer LLC,
Series 2019-2A A2 3.080%, 10/25/44§	500,000	509,733
Series 2020-1A A2 1.893%, 8/25/45§	500,000	498,931
Sunnova Helios II Issuer LLC,
Series 2021-A A 1.800%, 2/20/48§	690,103	679,158
Series 2021-B B 2.010%, 7/20/48§	620,552	604,585
Sunnova Sol II Issuer LLC,
Series 2020-2A A 2.730%, 11/1/55§	735,206	734,828
Sunrun Atlas Issuer LLC,
Series 2019-2 A 3.610%, 2/1/55§	474,257	496,371
TAL Advantage VII LLC,
Series 2020-1A A 2.050%, 9/20/45§	347,500	345,140
Textainer Marine Containers VIII Ltd.,
Series 2020-2A A 2.100%, 9/20/45§	440,682	439,143
THL Credit Wind River CLO Ltd.,
Series 2014-2A DR 3.024%, 1/15/31 (l)§	500,000	477,994
Series 2014-2A ER 5.874%, 1/15/31 (l)§	500,000	454,701
Series 2017-3A DR 3.974%, 4/15/35 (l)§	1,000,000	978,776
Series 2018-1A B 1.774%, 7/15/30 (l)§	2,000,000	1,995,100
Series 2018-1A D 3.024%, 7/15/30 (l)§	500,000	495,660
Series 2018-1A E 5.624%, 7/15/30 (l)§	500,000	473,735
Thunderbolt Aircraft Lease Ltd.,
Series 2017-A A 4.212%, 5/17/32 (e)§	577,310	565,348
Towd Point Mortgage Trust,
Series 2019-1 M1 3.678%, 3/25/58 (l)§	2,500,000	2,659,741

Triton Container Finance VIII LLC,
Series 2020-1A A 2.110%, 9/20/45§	446,875	442,688
Series 2021-1A A 1.860%, 3/20/46§	936,250	911,876
TRP-TRIP Rail Master Funding LLC,
Series 2021-2 A 2.150%, 6/19/51§	491,659	488,866
United Airlines Pass-Through Trust,
Series 2016-1 B 3.650%, 1/7/26	410,880	405,705
Upland CLO Ltd.,
Series 2016-1A CR 3.031%, 4/20/31 (l)§	1,000,000	976,181
Vantage Data Centers LLC,
Series 2020-2A A2 1.992%, 9/15/45§	250,000	245,572
Venture XVIII CLO Ltd.,
Series 2014-18A BR 1.774%, 10/15/29 (l)§	500,000	499,192
Venture XX CLO Ltd.,
Series 2015-20A CR 2.024%, 4/15/27 (l)§	500,000	500,086
VERDE CLO Ltd.,
Series 2019-1A DR 3.374%, 4/15/32 (l)§	1,000,000	995,773
Vivint Solar Financing V LLC,
Series 2018-1A A 4.730%, 4/30/48§	941,856	1,002,664
Voya CLO Ltd.,
Series 2014-4A DR 6.077%, 7/14/31 (l)§	1,000,000	906,226
Series 2017-3A CR 3.282%, 4/20/34 (l)§	1,500,000	1,479,533
WAVE LLC,
Series 2019-1 A 3.597%, 9/15/44§	885,172	863,271
Wind River CLO Ltd.,
Series 2014-3A DR2 3.528%, 10/22/31 (l)§	1,500,000	1,455,916
Series 2015-2A ER 5.674%, 10/15/27 (l)§	500,000	492,905
York CLO 1 Ltd.,
Series 2014-1A CRR 2.228%, 10/22/29 (l)§	1,000,000	1,000,154

Total Asset-Backed Securities		107,385,813

Collateralized Mortgage Obligations (9.8%)
Alternative Loan Trust,
Series 2005-69 A1 1.082%, 12/25/35 (l)	1,299,745	1,269,556
Series 2006-19CB A15 6.000%, 8/25/36	193,497	150,834
Series 2006-6CB 2A10 6.000%, 5/25/36	1,745,223	1,037,806
Banc of America Funding Trust,
Series 2005-6 1A8 6.000%, 10/25/35	239,300	239,556
Series 2007-5 3A1 6.000%, 7/25/37	2,045,546	2,015,541

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Banc of America Mortgage Trust,
Series 2007-3 2A8 7.000%, 9/25/37	$2,576,387	$2,409,605
CHL Mortgage Pass-Through Trust,
Series 2006-21 A2 6.000%, 2/25/37	2,044,890	1,423,933
Series 2006-J4 A5 6.250%, 9/25/36	331,141	182,248
Series 2007-14 A18 6.000%, 9/25/37	1,643,485	1,185,634
Series 2007-HY1 1A1 2.800%, 4/25/37 (l)	211,394	206,108
Series 2007-HY1 2A1 3.436%, 3/25/37 (l)	103,453	104,197
Citigroup Mortgage Loan Trust,
Series 2006-AR2 1A2 2.549%, 3/25/36 (l)	160,455	155,120
Series 2006-AR7 2A3A 0.000%, 11/25/36 (l)	389,830	372,570
CitiMortgage Alternative Loan Trust,
Series 2007-A2 1A4 6.000%, 2/25/37	1,362,018	1,365,254
Countrywide Asset-Backed Certificates,
Series 2006-IM1 A2 0.582%, 4/25/36 (l)	911,628	849,203
CSMC Mortgage-Backed Trust,
Series 2006-5 3A1 6.500%, 6/25/36	5,254,456	1,611,631
FHLMC,
Series 3998 AZ 4.000%, 2/15/42	1,659,986	1,774,605
Series 4050 ND 2.500%, 9/15/41	408,487	412,388
Series 4076 QD 2.500%, 11/15/41	312,344	316,608
Series 4471 GA 3.000%, 2/15/44	294,729	303,824
Series 4483 CA 3.000%, 6/15/44	144,519	149,145
Series 4745 EC 3.000%, 12/15/44	260,623	263,398
Figure Line of Credit Trust,
Series 2020-1 A 4.040%, 9/25/49 (l)§	1,062,384	1,055,671
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA3 A6 6.000%, 7/25/36	2,278,270	1,461,225
FMC GMSR Issuer Trust,
Series 2020-GT1 A 4.450%, 1/25/26 (l)§	2,000,000	2,003,777
FNMA,
Series 2013-18 CD 1.500%, 10/25/27	350,493	354,368
Series 2013-54 NP 2.500%, 3/25/43	663,868	678,335
Series 2015-42 CA 3.000%, 3/25/44	411,869	416,596
Series 2017-46 ZL 3.500%, 6/25/57	3,286,432	3,649,209
Series 2018-38 LA 3.000%, 6/25/48	396,561	411,552

Series 2018-44 PZ 3.500%, 6/25/48	1,983,474	2,138,069
Series 2021-48 NS 3.600%, 8/25/51 IO (l)	2,354,357	293,226
GNMA,
Series 2020-115 IG 2.500%, 8/20/50 IO	2,340,950	302,953
Series 2021-140 IH 2.500%, 8/20/51 IO	2,178,315	309,608
Series 2021-176 SD 2.650%, 9/20/51 IO (l)	5,426,366	264,664
GreenPoint Mortgage Funding Trust,
Series 2007-AR2 1A3 0.343%, 4/25/47 (l)	2,955,189	2,835,909
HomeBanc Mortgage Trust,
Series 2005-4 M4 1.077%, 10/25/35 (l)	7,066,300	6,441,028
Imperial Fund Mortgage Trust,
Series 2021-NQM4 M1 3.446%, 1/25/57 (l)§	1,500,000	1,496,496
PRPM LLC,
Series 2021-10 A1 2.487%, 10/25/26 (e)§	1,938,452	1,936,584
Series 2021-2 A2 3.770%, 3/25/26 (l)§	3,100,000	3,049,848
RALI Trust,
Series 2006-QS17 A7 6.000%, 12/25/36	1,744,755	1,685,437
Series 2007-QS8 A10 6.000%, 6/25/37	1,124,334	1,089,521
RBSGC Mortgage Loan Trust,
Series 2005-A 3A 6.000%, 4/25/35	1,647,146	1,004,262
RFMSI Trust,
Series 2006-S6 A14 6.000%, 7/25/36	160,168	156,849
Seasoned Credit Risk Transfer Trust,
Series 2018-2 HV 3.000%, 11/25/57 (l)	2,216,646	2,344,692
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-19XS 1A2A 0.983%, 10/25/35 (l)	1,305,284	1,290,297
Suntrust Alternative Loan Trust,
Series 2005-1F 2A8 6.000%, 12/25/35	161,274	158,854
Verus Securitization Trust,
Series 2019-3 M1 3.139%, 7/25/59 (l)§	3,000,000	3,009,002
Series 2020-4 M1 3.291%, 5/25/65 (l)§	1,200,000	1,208,927
Series 2020-NPL1 A1 3.598%, 8/25/50 (e)§	369,235	369,518
Series 2021-3 M1 2.397%, 6/25/66 (l)§	2,500,000	2,470,159
Wells Fargo Alternative Loan Trust,
Series 2007-PA2 1A1 6.000%, 6/25/37	177,930	177,117
Series 2007-PA6 A1 2.697%, 12/28/37 (l)	1,398,206	1,376,281

Total Collateralized Mortgage Obligations		63,238,798

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Commercial Mortgage-Backed Securities (9.3%)
BAMLL Commercial Mortgage Securities Trust,
Series 2016-ISQ C 3.606%, 8/14/34 (l)§	$516,000	$531,819
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7 C 4.358%, 9/15/48 (l)	886,000	878,802
Bancorp Commercial Mortgage Trust,
Series 2019-CRE5 D 2.460%, 3/15/36 (l)§	682,243	679,183
Series 2019-CRE6 D 2.464%, 9/15/36 (l)§	904,000	902,992
BANK,
Series 2017-BNK5 B 3.896%, 6/15/60 (l)	557,000	591,871
Series 2017-BNK5 C 4.253%, 6/15/60 (l)	600,000	630,982
Series 2019-BN19 XA 0.956%, 8/15/61 IO (l)	6,798,460	422,901
Series 2021-BN32 XA 0.783%, 4/15/54 IO (l)	14,277,957	808,100
Series 2021-BN37 C 3.109%, 11/15/64 (l)	894,000	885,405
BBCMS Mortgage Trust,
Series 2018-TALL F 3.345%, 3/15/37 (l)§	550,000	465,635
Series 2020-C6 F5TC 3.688%, 2/15/53 (l)§	644,000	606,764
Series 2020-C8 C 3.358%, 10/15/53 (l)	500,000	511,438
Series 2021-C12 XD 1.035%, 11/15/54 IO (l)§	9,899,000	880,014
Benchmark Mortgage Trust,
Series 2018-B2 C 4.197%, 2/15/51 (l)	803,000	854,047
Series 2019-B10 C 3.750%, 3/15/62	494,000	510,703
Series 2021-B23 XA 1.277%, 2/15/54 IO (l)	4,878,161	439,688
BX Commercial Mortgage Trust,
Series 2019-IMC E 2.260%, 4/15/34 (l)§	900,000	887,640
Series 2021-21M H 4.120%, 10/15/36 (l)§	898,000	889,455
Series 2021-VOLT F 2.510%, 9/15/36 (l)§	913,000	904,444
Series 2021-XL2 E 1.955%, 10/15/38 (l)§	908,000	902,384
BX Trust,
Series 2019-OC11 D 4.075%, 12/9/41 (l)§	517,000	530,729
Series 2019-OC11 E 4.075%, 12/9/41 (l)§	458,000	456,201
Series 2021-VIEW C 2.460%, 6/15/23 (l)§	601,000	600,655
Series 2021-VIEW D 3.010%, 6/15/23 (l)§	601,000	600,399
Cantor Commercial Real Estate Lending,
Series 2019-CF1 65C 4.123%, 5/15/52 (l)§	502,000	486,440

CFCRE Commercial Mortgage Trust,
Series 2016-C6 B 3.804%, 11/10/49	900,000	937,385
Series 2017-C8 B 4.199%, 6/15/50 (l)	514,000	548,597
Citigroup Commercial Mortgage Trust,
Series 2016-GC36 B 4.750%, 2/10/49 (l)	504,000	539,385
Series 2016-P4 XA 1.900%, 7/10/49 IO (l)	683,450	47,598
Series 2017-C4 B 4.096%, 10/12/50 (l)	343,000	362,714
Series 2019-GC41 B 3.199%, 8/10/56	640,000	660,668
Series 2020-420K D 3.312%, 11/10/42 (l)§	350,000	340,553
Series 2020-420K E 3.312%, 11/10/42 (l)§	350,000	324,373
Series 2020-555 F 3.503%, 12/10/41 (l)§	364,000	327,462
Series 2020-555 G 3.503%, 12/10/41 (l)§	364,000	298,778
Series 2020-GC46 B 3.150%, 2/15/53 (l)	401,000	413,124
Commercial Mortgage Trust,
Series 2013-CR10 XA 0.708%, 8/10/46 IO (l)	1,369,817	13,410
Series 2013-CR11 B 5.111%, 8/10/50 (l)	754,000	792,804
Series 2014-CR16 C 4.919%, 4/10/47 (l)	900,000	930,666
Series 2015-CR25 B 4.530%, 8/10/48 (l)	675,000	719,690
Series 2015-CR26 XA 0.924%, 10/10/48 IO (l)	1,134,304	32,936
Series 2015-DC1 C 4.306%, 2/10/48 (l)	100,000	100,446
Series 2015-LC23 C 4.609%, 10/10/48 (l)	64,000	67,471
Series 2016-CR28 C 4.638%, 2/10/49 (l)	66,000	69,338
Series 2016-DC2 XA 0.955%, 2/10/49 IO (l)	792,223	26,141
Series 2018-HCLV C 1.810%, 9/15/33 (l)§	269,000	265,806
Series 2020-CX D 2.683%, 11/10/46 (l)§	900,000	866,401
CSAIL Commercial Mortgage Trust,
Series 2015-C1 XA 0.822%, 4/15/50 IO (l)	1,323,060	27,060
Series 2015-C4 C 4.561%, 11/15/48 (l)	371,000	390,809
Series 2016-C6 B 3.924%, 1/15/49 (l)	485,000	509,959
Series 2017-CX10 B 3.892%, 11/15/50 (l)	825,000	850,661
Series 2018-C14 C 4.924%, 11/15/51 (l)	640,000	703,105
Series 2020-C19 XA 1.115%, 3/15/53 IO (l)	6,012,362	453,924

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

CSMC Trust,
Series 2021-B33 B 3.645%, 10/10/43 (l)§	$679,000	$704,346
Series 2021-B33 C 3.645%, 10/10/43 (l)§	228,000	218,185
Fontainebleau Miami Beach Trust,
Series 2019-FBLU G 3.963%, 12/10/36 (l)§	210,000	199,048
GNMA,
Series 2021-164 0.968%, 10/16/63 IO (l)	2,660,559	228,604
Great Wolf Trust,
Series 2019-WOLF F 3.241%, 12/15/36 (l)§	478,000	448,151
GS Mortgage Securities Corp. II,
Series 2013-GC10 XA 1.475%, 2/10/46 IO (l)	1,082,739	11,294
GS Mortgage Securities Corp. Trust,
Series 2018-RIVR C 1.360%, 7/15/35 (l)§	272,000	263,837
Series 2019-SMP E 2.710%, 8/15/32 (l)§	550,000	532,145
GS Mortgage Securities Trust,
Series 2014-GC26 D 4.509%, 11/10/47 (l)§	197,000	134,050
Series 2015-GS1 B 4.238%, 11/10/48 (l)	582,000	593,092
Series 2016-GS2 B 3.759%, 5/10/49 (l)	644,000	674,526
Series 2017-GS6 B 3.869%, 5/10/50	515,000	551,993
HPLY Trust,
Series 2019-HIT F 3.260%, 11/15/36 (l)§	419,784	406,168
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP1 XA 0.889%, 1/15/49 IO (l)	672,700	20,515
Series 2016-JP2 B 3.460%, 8/15/49	28,000	28,705
Series 2020-LOOP E 3.861%, 12/5/38 (l)§	345,000	327,638
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12 C 4.098%, 7/15/45 (l)	800,000	810,001
Series 2014-C23 D 3.984%, 9/15/47 (l)§	370,000	365,023
Series 2015-C27 D 3.806%, 2/15/48 (l)§	347,000	310,304
Series 2015-C32 C 4.650%, 11/15/48 (l)	91,000	72,804
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP6 C 3.756%, 7/15/50 (l)	800,000	824,306
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2 AS 3.484%, 6/15/49	800,000	821,863
Series 2016-C2 XA 1.554%, 6/15/49 IO (l)	794,484	38,661
LCCM,
Series 2017-LC26 C 4.706%, 7/12/50§	400,000	414,831

LSTAR Commercial Mortgage Trust,
Series 2016-4 C 4.586%, 3/10/49 (l)§	72,000	74,665
MBRT,
Series 2019-MBR F 2.909%, 11/15/36 (l)§	475,000	467,880
Med Trust,
Series 2021-MDLN D 2.110%, 11/15/38 (l)§	899,000	896,204
MF1 Multifamily Housing Mortgage Loan Trust,
Series 2020-FL3 AS 3.014%, 7/15/35 (l)§	505,000	506,851
MKT Mortgage Trust,
Series 2020-525M E 2.941%, 2/12/40 (l)§	275,000	256,135
Series 2020-525M F 2.941%, 2/12/40 (l)§	275,000	253,981
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19 C 4.000%, 12/15/47	125,000	127,145
Series 2015-C20 C 4.452%, 2/15/48 (l)	893,000	914,355
Series 2016-C31 B 3.880%, 11/15/49 (l)	871,000	905,840
Series 2017-C33 B 4.105%, 5/15/50	753,000	808,538
Morgan Stanley Capital I,
Series 2017-HR2 C 4.222%, 12/15/50 (l)	845,000	889,709
Morgan Stanley Capital I Trust,
Series 2015-UBS8 XA 0.871%, 12/15/48 IO (l)	1,001,000	28,368
Series 2016-UB11 XA 1.496%, 8/15/49 IO (l)	858,459	44,570
Series 2019-H7 C 4.128%, 7/15/52	850,000	883,462
Series 2021-L7 XD 0.924%, 10/15/54 IO (l)§	11,180,000	907,931
MRCD Mortgage Trust,
Series 2019-PARK G 2.718%, 12/15/36§	369,000	346,525
MSCG Trust,
Series 2018-SELF F 3.160%, 10/15/37 (l)§	362,000	359,948
SG Commercial Mortgage Securities Trust,
Series 2016-C5 XA 1.903%, 10/10/48 IO (l)	574,254	33,549
SLG Office Trust,
Series 2021-OVA E 2.851%, 7/15/41§	603,000	571,812
Series 2021-OVA F 2.851%, 7/15/41§	603,000	543,183
TTAN,
Series 2021-MHC F 3.010%, 3/15/38 (l)§	881,593	873,885
UBS Commercial Mortgage Trust,
Series 2017-C1 B 4.036%, 6/15/50	1,336,000	1,405,692
Series 2017-C2 C 4.295%, 8/15/50 (l)	800,000	827,018

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Series 2017-C6 B 4.154%, 12/15/50 (l)	$343,000	$373,335
Series 2017-C7 C 4.580%, 12/15/50 (l)	1,009,000	1,087,659
Series 2018-C10 C 5.087%, 5/15/51 (l)	640,000	691,836
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C5 D 4.080%, 3/10/46 (l)§	499,000	412,040
Velocity Commercial Capital Loan Trust,
Series 2019-1 M1 3.940%, 3/25/49 (l)§	774,968	798,878
Series 2019-1 M2 4.010%, 3/25/49 (l)§	314,249	320,528
Series 2019-1 M3 4.120%, 3/25/49 (l)§	276,887	281,611
Wells Fargo Commercial Mortgage Trust,
Series 2015-C28 C 4.093%, 5/15/48 (l)	490,000	490,854
Series 2015-C30 XA 0.886%, 9/15/58 IO (l)	6,650,547	185,664
Series 2015-C31 C 4.601%, 11/15/48 (l)	105,000	106,629
Series 2015-P2 XA 0.961%, 12/15/48 IO (l)	743,541	24,417
Series 2016-C32 C 4.714%, 1/15/59 (l)	51,000	52,015
Series 2016-C35 B 3.438%, 7/15/48	533,000	548,882
Series 2016-C37 C 4.493%, 12/15/49 (l)	627,000	662,783
Series 2016-NXS6 B 3.811%, 11/15/49	750,000	776,079
Series 2016-NXS6 XA 1.618%, 11/15/49 IO (l)	783,660	43,610
Series 2017-RC1 XA 1.459%, 1/15/60 IO (l)	982,372	56,343
Series 2019-C50 C 4.345%, 5/15/52	412,000	433,183
Series 2020-C57 XA 2.092%, 8/15/53 IO (l)	3,634,615	530,095
Series 2020-C58 B 2.704%, 7/15/53	800,000	807,164
WFRBS Commercial Mortgage Trust,
Series 2014-C21 XA 1.019%, 8/15/47 IO (l)	2,098,113	43,293
Series 2014-C23 D 4.003%, 10/15/57 (l)§	517,000	508,615

Total Commercial Mortgage-Backed Securities		59,642,804

Convertible Bond (0.0%)
Communication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Digicel Group Holdings Ltd. 7.000%, 1/21/22 (7% PIK) (y)§	41,797	35,511

Total Communication Services		35,511

Total Convertible Bond		35,511

Corporate Bonds (22.7%)
Communication Services (2.0%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc. 4.300%, 2/15/30	500,000	564,465
2.750%, 6/1/31	170,000	172,347
3.500%, 9/15/53	1,059,000	1,068,220
3.550%, 9/15/55	127,000	126,401
CCO Holdings LLC 4.750%, 3/1/30§	140,000	145,775
4.250%, 1/15/34§	145,000	142,825
Frontier Communications Holdings LLC
5.875%, 10/15/27§	50,000	52,875
5.000%, 5/1/28§	110,000	113,575
6.000%, 1/15/30§	150,000	150,750
KT Corp. 1.000%, 9/1/25 (m)	600,000	587,925
2.500%, 7/18/26 (m)	600,000	618,675
Level 3 Financing, Inc. 4.625%, 9/15/27§	155,000	158,294
Lumen Technologies, Inc. 5.125%, 12/15/26§	135,000	140,485
4.000%, 2/15/27§	120,000	121,296
NBN Co. Ltd. 1.450%, 5/5/26§	275,000	270,344
SingTel Group Treasury Pte. Ltd. 2.375%, 8/28/29 (m)	200,000	204,725
1.875%, 6/10/30 (m)	450,000	442,912
Verizon Communications, Inc. 3.150%, 3/22/30	500,000	528,795
4.400%, 11/1/34	550,000	639,912

		6,250,596

Entertainment (0.1%)
Lions Gate Capital Holdings LLC 5.500%, 4/15/29§	175,000	178,500
Live Nation Entertainment, Inc. 6.500%, 5/15/27§	155,000	169,742
4.750%, 10/15/27§	195,000	199,875

		548,117

Interactive Media & Services (0.1%)
Baidu, Inc. 3.425%, 4/7/30	200,000	210,044
Tencent Holdings Ltd. 2.390%, 6/3/30§	300,000	293,775

		503,819

Media (0.5%)
Cengage Learning, Inc. 9.500%, 6/15/24 (x)§	175,000	176,673
Charter Communications Operating LLC 4.908%, 7/23/25	300,000	329,187
3.500%, 3/1/42	260,000	251,391
Clear Channel Outdoor Holdings, Inc. 7.500%, 6/1/29§	155,000	166,237
Comcast Corp. 3.400%, 4/1/30	515,000	561,143
Diamond Sports Group LLC 5.375%, 8/15/26§	90,000	44,662

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Directv Financing LLC 5.875%, 8/15/27§	$130,000	$133,033
DISH DBS Corp. 5.750%, 12/1/28§	155,000	156,260
5.125%, 6/1/29	135,000	123,167
GCI LLC 4.750%, 10/15/28§	150,000	153,938
Interpublic Group of Cos., Inc. (The) 5.400%, 10/1/48	185,000	257,543
Nexstar Media, Inc. 5.625%, 7/15/27§	85,000	89,250
Scripps Escrow, Inc. 5.875%, 7/15/27§	210,000	219,975
Sirius XM Radio, Inc. 4.125%, 7/1/30§	235,000	234,119
Townsquare Media, Inc. 6.875%, 2/1/26§	135,000	143,694
Univision Communications, Inc. 4.500%, 5/1/29§	155,000	156,550
VTR Finance NV 6.375%, 7/15/28 (m)	200,000	209,000

		3,405,822

Wireless Telecommunication Services (0.3%)
Digicel Group Holdings Ltd. 8.000%, 4/1/25 (5% cash, 3% PIK or 8% PIK)§	27,622	25,361
Telefonica Moviles Chile SA 3.537%, 11/18/31§	300,000	297,525
T-Mobile USA, Inc. 2.250%, 2/15/26	315,000	315,788
3.375%, 4/15/29§	30,000	30,577
3.375%, 4/15/29	75,000	76,305
3.875%, 4/15/30	300,000	327,591
2.550%, 2/15/31	500,000	496,200
2.875%, 2/15/31	65,000	64,194
3.400%, 10/15/52§	270,000	268,188

		1,901,729

Total Communication Services		12,610,083

Consumer Discretionary (1.5%)
Auto Components (0.2%)
American Axle & Manufacturing, Inc. 5.000%, 10/1/29 (x)	230,000	225,400
Aptiv plc 3.100%, 12/1/51	285,000	271,694
Clarios Global LP 6.250%, 5/15/26§	126,000	132,773
Dana, Inc. 5.625%, 6/15/28	250,000	266,562
Dealer Tire LLC 8.000%, 2/1/28§	115,000	119,456
Goodyear Tire & Rubber Co. (The) 5.250%, 7/15/31§	235,000	254,611
Icahn Enterprises LP 5.250%, 5/15/27	150,000	153,338

		1,423,834

Automobiles (0.2%)
Ford Motor Co. 3.250%, 2/12/32	250,000	256,000
Hyundai Capital America 2.650%, 2/10/25§	600,000	615,300
Volkswagen Group of America Finance LLC 4.250%, 11/13/23§	300,000	316,296

		1,187,596

Diversified Consumer Services (0.0%)
Metis Merger Sub LLC 6.500%, 5/15/29§	315,000	309,881

Hotels, Restaurants & Leisure (0.7%)
Boyne USA, Inc. 4.750%, 5/15/29§	435,000	450,566
Caesars Entertainment, Inc. 4.625%, 10/15/29§	155,000	154,806
Carnival Corp. 5.750%, 3/1/27§	665,000	665,000
Cedar Fair LP 5.250%, 7/15/29	130,000	133,777
Expedia Group, Inc. 5.000%, 2/15/26 (x)	150,000	166,313
3.250%, 2/15/30	300,000	306,107
2.950%, 3/15/31	135,000	134,802
Golden Nugget, Inc. 6.750%, 10/15/24§	210,000	210,000
Marriott International, Inc.
Series II 2.750%, 10/15/33	310,000	300,602
Series R 3.125%, 6/15/26	310,000	322,984
McDonald’s Corp. 4.450%, 3/1/47	275,000	336,827
MGM Resorts International 6.750%, 5/1/25	235,000	247,173
Midwest Gaming Borrower LLC 4.875%, 5/1/29§	145,000	146,994
Premier Entertainment Sub LLC 5.625%, 9/1/29§	230,000	227,700
5.875%, 9/1/31§	230,000	230,431
Scientific Games International, Inc. 7.250%, 11/15/29§	135,000	151,200
Viking Cruises Ltd. 5.875%, 9/15/27§	310,000	295,182

		4,480,464

Household Durables (0.1%)
Mattamy Group Corp. 4.625%, 3/1/30§	180,000	182,952
SWF Escrow Issuer Corp. 6.500%, 10/1/29§	245,000	234,921

		417,873

Multiline Retail (0.1%)
Dollar Tree, Inc. 4.000%, 5/15/25	565,000	606,223
3.375%, 12/1/51	65,000	65,445

		671,668

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Specialty Retail (0.2%)
At Home Group, Inc. 7.125%, 7/15/29§	$90,000	$88,843
Michaels Cos., Inc. (The) 5.250%, 5/1/28§	165,000	164,381
Sonic Automotive, Inc. 4.625%, 11/15/29§	305,000	306,525
SRS Distribution, Inc. 4.625%, 7/1/28§	225,000	226,406
Staples, Inc. 7.500%, 4/15/26§	120,000	122,776
Victoria’s Secret & Co. 4.625%, 7/15/29§	305,000	311,862

		1,220,793

Total Consumer Discretionary		9,712,109

Consumer Staples (1.1%)
Beverages (0.3%)
Anheuser-Busch Cos. LLC 4.900%, 2/1/46	465,000	588,329
Anheuser-Busch InBev Worldwide, Inc. 4.600%, 4/15/48	90,000	109,954
Constellation Brands, Inc. 3.150%, 8/1/29	350,000	366,629
Keurig Dr Pepper, Inc. 3.800%, 5/1/50	285,000	315,893
Primo Water Holdings, Inc. 4.375%, 4/30/29§	155,000	153,644
Triton Water Holdings, Inc. 6.250%, 4/1/29§	335,000	323,275

		1,857,724

Food & Staples Retailing (0.2%)
Performance Food Group, Inc. 5.500%, 10/15/27§	140,000	146,125
4.250%, 8/1/29§	145,000	143,594
Sysco Corp. 3.300%, 2/15/50	490,000	494,969
United Natural Foods, Inc. 6.750%, 10/15/28§	165,000	176,962
US Foods, Inc. 4.625%, 6/1/30§	315,000	318,150

		1,279,800

Food Products (0.4%)
Bunge Ltd. Finance Corp. 2.750%, 5/14/31	345,000	349,230
Flowers Foods, Inc. 2.400%, 3/15/31	155,000	153,378
Kraft Heinz Foods Co. 5.000%, 7/15/35	47,000	57,450
5.200%, 7/15/45	180,000	227,475
Minerva Luxembourg SA 4.375%, 3/18/31§	500,000	472,344
Pilgrim’s Pride Corp. 5.875%, 9/30/27§	140,000	147,279
Post Holdings, Inc. 5.500%, 12/15/29§	170,000	177,862
4.625%, 4/15/30§	160,000	162,600

Smithfield Foods, Inc. 4.250%, 2/1/27§	540,000	579,986

		2,327,604

Household Products (0.1%)
Energizer Holdings, Inc. 4.750%, 6/15/28§	185,000	187,312
Kronos Acquisition Holdings, Inc. 5.000%, 12/31/26§	340,000	334,900
7.000%, 12/31/27 (x)§	205,000	194,750

		716,962

Personal Products (0.0%)
Coty, Inc. 5.000%, 4/15/26§	150,000	153,965

Tobacco (0.1%)
BAT Capital Corp. 3.462%, 9/6/29	640,000	662,734

Total Consumer Staples		6,998,789

Energy (3.2%)
Energy Equipment & Services (0.2%)
Halliburton Co. 2.920%, 3/1/30 (x)	150,000	154,844
5.000%, 11/15/45	135,000	163,143
Patterson-UTI Energy, Inc. 3.950%, 2/1/28	310,000	309,031
Transocean Poseidon Ltd. 6.875%, 2/1/27§	210,000	202,650
Transocean, Inc. 11.500%, 1/30/27§	52,000	50,879
USA Compression Partners LP 6.875%, 9/1/27	265,000	279,244
Weatherford International Ltd. 6.500%, 9/15/28§	155,000	163,641

		1,323,432

Oil, Gas & Consumable Fuels (3.0%)
Antero Midstream Partners LP 5.750%, 3/1/27§	64,000	66,240
Apache Corp. 4.375%, 10/15/28	100,000	108,711
APT Pipelines Ltd. 4.250%, 7/15/27§	500,000	549,851
BP Capital Markets America, Inc. 2.939%, 6/4/51	215,000	206,978
3.001%, 3/17/52	310,000	303,762
Chesapeake Energy Corp. 5.875%, 2/1/29§	220,000	235,400
CNX Resources Corp. 6.000%, 1/15/29§	175,000	182,000
Continental Resources, Inc. 2.268%, 11/15/26§	235,000	232,643
Cosan Overseas Ltd. 8.250%, 2/5/22 (m)(y)	300,000	305,400
Diamondback Energy, Inc. 2.875%, 12/1/24	190,000	197,109
Ecopetrol SA 4.625%, 11/2/31	150,000	145,695
5.875%, 5/28/45	100,000	95,456
5.875%, 11/2/51	700,000	654,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Empresa Electrica Cochrane SpA 5.500%, 5/14/27 (m)	$792,400	$791,162
Enable Midstream Partners LP 4.400%, 3/15/27	200,000	216,147
5.000%, 5/15/44 (e)	300,000	325,628
Enbridge, Inc. 3.400%, 8/1/51	260,000	263,172
Energy Transfer LP 4.750%, 1/15/26	290,000	316,054
EQM Midstream Partners LP 4.750%, 1/15/31§	285,000	301,744
EQT Corp. 7.500%, 2/1/30 (e)	115,000	147,631
Exxon Mobil Corp. 4.227%, 3/19/40	275,000	325,264
Fermaca Enterprises S de RL de CV 6.375%, 3/30/38 (m)	245,307	282,563
Galaxy Pipeline Assets Bidco Ltd. 2.160%, 3/31/34§	1,400,000	1,372,000
GNL Quintero SA 4.634%, 7/31/29 (m)	470,600	498,042
Gran Tierra Energy International Holdings Ltd. 6.250%, 2/15/25 (m)	800,000	720,000
Hess Midstream Operations LP 5.125%, 6/15/28§	160,000	168,000
4.250%, 2/15/30§	285,000	282,862
Hilcorp Energy I LP 6.250%, 11/1/28§	125,000	132,835
5.750%, 2/1/29§	125,000	128,566
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 6/1/28 (m)	431,100	436,839
Kinder Morgan Energy Partners LP 6.950%, 1/15/38	470,000	651,503
Marathon Petroleum Corp. 5.125%, 12/15/26	240,000	272,570
MEG Energy Corp. 7.125%, 2/1/27§	205,000	217,593
5.875%, 2/1/29§	35,000	36,611
NGL Energy Operating LLC 7.500%, 2/1/26§	290,000	298,352
NGPL PipeCo LLC 3.250%, 7/15/31§	110,000	111,607
NuStar Logistics LP 6.375%, 10/1/30	150,000	166,875
Occidental Petroleum Corp. 6.625%, 9/1/30	130,000	161,362
6.125%, 1/1/31 (x)	165,000	199,650
6.450%, 9/15/36	105,000	133,875
Oleoducto Central SA 4.000%, 7/14/27 (m)	400,000	397,700
ONEOK, Inc. 3.400%, 9/1/29	150,000	155,495
Ovintiv, Inc. 7.375%, 11/1/31	120,000	157,457
Parkland Corp. 4.500%, 10/1/29§	195,000	194,743
Peabody Energy Corp. 8.500%, 12/31/24 (6% cash, 2.5% PIK)§	43,450	41,818

Petrobras Global Finance BV 6.750%, 6/3/50	600,000	624,863
5.500%, 6/10/51 (x)	300,000	277,556
Petroleos Mexicanos 6.750%, 9/21/47	450,000	397,125
Phillips 66 3.300%, 3/15/52	310,000	311,540
Pioneer Natural Resources Co. 1.900%, 8/15/30	210,000	199,219
PTTEP Treasury Center Co. Ltd. 2.587%, 6/10/27§	200,000	203,600
Qatar Energy 2.250%, 7/12/31 (m)	1,000,000	988,437
Rattler Midstream LP 5.625%, 7/15/25§	95,000	98,800
SA Global Sukuk Ltd. 2.694%, 6/17/31§	200,000	200,937
Sabine Pass Liquefaction LLC 5.000%, 3/15/27	265,000	297,706
Southwestern Energy Co. 5.375%, 2/1/29	145,000	154,425
4.750%, 2/1/32	170,000	178,962
Sunoco LP 6.000%, 4/15/27	90,000	93,591
4.500%, 5/15/29	65,000	65,905
Targa Resources Partners LP 5.500%, 3/1/30	180,000	196,641
TransCanada PipeLines Ltd. 4.250%, 5/15/28 (x)	500,000	556,280
UEP Penonome II SA 6.500%, 10/1/38 (m)	673,342	704,400
Venture Global Calcasieu Pass LLC 4.125%, 8/15/31§	225,000	239,411
Western Midstream Operating LP 4.350%, 2/1/25 (e)	130,000	135,525
Williams Cos., Inc. (The) 3.500%, 10/15/51	170,000	172,370

		19,286,758

Total Energy		20,610,190

Financials (4.3%)
Banks (1.8%)
Australia & New Zealand Banking Group Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 2.570%, 11/25/35 (k)§	640,000	612,450
Banco BBVA Peru SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.75%), 5.250%, 9/22/29 (k)(m)	100,000	104,863
Banco Bilbao Vizcaya Argentaria Colombia SA 4.875%, 4/21/25 (m)	400,000	413,950
Banco Internacional del Peru SAA Interbank
(ICE LIBOR USD 3 Month + 5.76%), 6.625%, 3/19/29 (k)(m)	100,000	105,281

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.71%), 4.000%, 7/8/30 (k)(m)	$550,000	$547,353
Banco Nacional de Panama 2.500%, 8/11/30§	200,000	187,225
Bank of America Corp.
(SOFR + 1.21%), 2.572%, 10/20/32 (k)	230,000	230,685
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.20%), 2.482%, 9/21/36 (k)	600,000	580,468
Bank of Montreal
(USD Swap Semi 5 Year + 1.43%), 3.803%, 12/15/32 (k)	400,000	427,764
Barclays plc
(ICE LIBOR USD 3 Month + 1.38%), 1.535%, 5/16/24 (k)	600,000	606,831
BNP Paribas SA
(SOFR + 1.51%), 3.052%, 1/13/31 (k)§	550,000	565,967
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.10%), 1.258%, 5/17/24 (k)(x)	720,000	726,859
Commonwealth Bank of Australia 4.316%, 1/10/48§	500,000	580,187
DBS Group Holdings Ltd.
(USD ICE Swap Rate 5 Year + 1.59%), 4.520%, 12/11/28 (k)(m)	200,000	211,002
Gilex Holding SARL 8.500%, 5/2/23§	150,000	151,687
8.500%, 5/2/23 (m)	200,000	202,250
HSBC Holdings plc
(ICE LIBOR USD 3 Month + 1.38%), 1.581%, 9/12/26 (k)	700,000	721,515
JPMorgan Chase & Co.
(SOFR + 1.02%), 2.069%, 6/1/29 (k)	265,000	262,848
(SOFR + 2.04%), 2.522%, 4/22/31 (k)	375,000	377,955
Korea Development Bank (The) 1.000%, 9/9/26	1,300,000	1,271,270
Lloyds Banking Group plc
(ICE LIBOR USD 3 Month + 1.21%), 3.574%, 11/7/28 (k)	525,000	560,529
Mitsubishi UFJ Financial Group, Inc. 1.412%, 7/17/25	600,000	595,936
National Australia Bank Ltd. 2.990%, 5/21/31§	395,000	395,699
NatWest Markets plc 0.800%, 8/12/24§	275,000	270,504
Oversea-Chinese Banking Corp. Ltd. 4.250%, 6/19/24 (m)	200,000	213,038
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 1.17%), 3.196%, 6/17/27 (k)	275,000	290,294
(SOFR + 1.43%), 2.879%, 10/30/30 (k)	275,000	285,945

Westpac Banking Corp.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.53%), 3.020%, 11/18/36 (k)	335,000	331,378

		11,831,733

Capital Markets (1.0%)
Ares Capital Corp. 2.150%, 7/15/26	325,000	320,594
2.875%, 6/15/28	125,000	124,278
Blackstone Secured Lending Fund 2.850%, 9/30/28§	280,000	272,865
CI Financial Corp. 4.100%, 6/15/51	185,000	200,356
Credit Suisse Group AG
(SOFR + 0.98%), 1.305%, 2/2/27 (k)§	595,000	575,287
Deutsche Bank AG
(SOFR + 1.22%), 2.311%, 11/16/27 (k)	335,000	334,628
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.17%), 1.326%, 5/15/26 (k)	750,000	762,023
(SOFR + 0.82%), 0.869%, 9/10/27 (k)	235,000	234,467
Israel Electric Corp. Ltd.
Series 6 5.000%, 11/12/24 (m)	300,000	325,781
Macquarie Group Ltd.
(SOFR + 0.91%), 1.629%, 9/23/27 (k)§	135,000	131,989
(SOFR + 1.53%), 2.871%, 1/14/33 (k)§	740,000	737,633
Morgan Stanley
(SOFR + 1.36%), 2.484%, 9/16/36 (k)	600,000	578,615
Owl Rock Capital Corp. 2.625%, 1/15/27	375,000	366,794
Temasek Financial I Ltd. 1.000%, 10/6/30§	1,200,000	1,110,156
1.000%, 10/6/30 (m)	250,000	231,283

		6,306,749

Consumer Finance (0.6%)
AerCap Ireland Capital DAC 3.400%, 10/29/33	665,000	677,689
Avolon Holdings Funding Ltd. 3.250%, 2/15/27§	440,000	445,064
Discover Financial Services 4.100%, 2/9/27	650,000	706,867
Ford Motor Credit Co. LLC
(ICE LIBOR USD 3 Month + 1.24%), 1.391%, 2/15/23 (k)	525,000	523,964
General Motors Financial Co., Inc. 2.400%, 10/15/28 (x)	340,000	338,012
Navient Corp. 5.000%, 3/15/27	85,000	86,381
OneMain Finance Corp. 6.625%, 1/15/28	130,000	145,925

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Synchrony Financial 3.950%, 12/1/27	$555,000	$596,128

		3,520,030

Diversified Financial Services (0.2%)
Blackstone Private Credit Fund 2.625%, 12/15/26§	180,000	175,377
Interoceanica IV Finance Ltd.
(Zero Coupon), 11/30/25 (m)	164,739	153,259
Petronas Capital Ltd. 3.500%, 4/21/30§	200,000	216,260
2.480%, 1/28/32§	1,000,000	1,002,260
SPARC EM SPC Panama Metro Line 2 SP
(Zero Coupon), 12/5/22§	37,207	36,714

		1,583,870

Insurance (0.5%)
Acrisure LLC 4.250%, 2/15/29§	120,000	117,000
Alliant Holdings Intermediate LLC 6.750%, 10/15/27§	105,000	108,544
AmWINS Group, Inc. 4.875%, 6/30/29§	240,000	243,000
Athene Global Funding
(SOFR + 0.56%), 0.610%, 8/19/24 (k)§	635,000	634,786
Berkshire Hathaway Finance Corp. 2.850%, 10/15/50	185,000	183,055
Brighthouse Financial Global Funding 1.000%, 4/12/24§	130,000	128,993
2.000%, 6/28/28§	190,000	186,878
First American Financial Corp. 2.400%, 8/15/31	165,000	160,995
GTCR AP Finance, Inc. 8.000%, 5/15/27§	135,000	138,881
Massachusetts Mutual Life Insurance Co. 3.200%, 12/1/61§	265,000	261,224
NFP Corp. 4.875%, 8/15/28§	290,000	292,537
6.875%, 8/15/28§	115,000	115,719
Prudential Financial, Inc. 3.905%, 12/7/47	255,000	293,663
Willis North America, Inc. 4.500%, 9/15/28	490,000	551,408

		3,416,683

Thrifts & Mortgage Finance (0.2%)
BPCE SA 1.000%, 1/20/26§	325,000	314,696
Nationstar Mortgage Holdings, Inc. 5.750%, 11/15/31§	405,000	406,013
PennyMac Financial Services, Inc. 4.250%, 2/15/29§	325,000	312,455

		1,033,164

Total Financials		27,692,229

Health Care (1.3%)
Biotechnology (0.1%)
AbbVie, Inc. 4.700%, 5/14/45	571,000	708,557

Health Care Equipment & Supplies (0.1%)
Mozart Debt Merger Sub, Inc. 5.250%, 10/1/29§	220,000	222,816
Ortho-Clinical Diagnostics, Inc. 7.250%, 2/1/28§	69,000	74,175

		296,991

Health Care Providers & Services (0.7%)
Anthem, Inc. 2.375%, 1/15/25	285,000	292,420
Centene Corp. 3.000%, 10/15/30	105,000	106,572
2.500%, 3/1/31	665,000	645,170
Cigna Corp. 4.900%, 12/15/48	435,000	555,493
Community Health Systems, Inc. 6.000%, 1/15/29§	200,000	213,893
6.875%, 4/15/29§	225,000	228,094
CVS Health Corp. 5.050%, 3/25/48	265,000	347,129
HCA, Inc. 4.125%, 6/15/29	275,000	303,110
Health Care Service Corp. A Mutual Legal Reserve Co. 3.200%, 6/1/50§	195,000	198,108
Legacy LifePoint Health LLC 6.750%, 4/15/25§	95,000	100,163
4.375%, 2/15/27§	120,000	121,350
ModivCare Escrow Issuer, Inc. 5.000%, 10/1/29§	80,000	81,100
Option Care Health, Inc. 4.375%, 10/31/29§	245,000	245,044
Radiology Partners, Inc. 9.250%, 2/1/28§	140,000	146,713
RP Escrow Issuer LLC 5.250%, 12/15/25§	325,000	328,740
Select Medical Corp. 6.250%, 8/15/26§	500,000	529,430
Tenet Healthcare Corp. 6.125%, 10/1/28§	240,000	253,272

		4,695,801

Life Sciences Tools & Services (0.1%)
Illumina, Inc. 0.550%, 3/23/23	220,000	218,532
Thermo Fisher Scientific, Inc. 1.215%, 10/18/24	655,000	653,888

		872,420

Pharmaceuticals (0.3%)
Bausch Health Cos., Inc. 6.250%, 2/15/29§	205,000	194,494
Bristol-Myers Squibb Co. 4.350%, 11/15/47	550,000	688,155
Endo Luxembourg Finance Co. I Sarl 6.125%, 4/1/29§	140,000	136,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Royalty Pharma plc 3.300%, 9/2/40	$305,000	$305,904
Viatris, Inc. 1.650%, 6/22/25	200,000	198,942

		1,523,995

Total Health Care		8,097,764

Industrials (2.2%)
Aerospace & Defense (0.2%)
Boeing Co. (The) 2.950%, 2/1/30	325,000	329,368
3.750%, 2/1/50	150,000	155,675
Northrop Grumman Corp. 5.150%, 5/1/40	375,000	485,185
Raytheon Technologies Corp. 3.030%, 3/15/52	135,000	135,687
TransDigm, Inc. 6.250%, 3/15/26§	190,000	196,650
5.500%, 11/15/27	115,000	118,039

		1,420,604

Air Freight & Logistics (0.0%)
FedEx Corp. 4.750%, 11/15/45	275,000	335,818

Airlines (0.2%)
American Airlines, Inc. 5.750%, 4/20/29§	715,000	763,572
Southwest Airlines Co. 4.750%, 5/4/23	300,000	314,409
United Airlines, Inc. 4.625%, 4/15/29§	150,000	155,241

		1,233,222

Building Products (0.2%)
Builders FirstSource, Inc. 5.000%, 3/1/30§	120,000	129,000
Carrier Global Corp. 3.377%, 4/5/40	350,000	364,220
Griffon Corp. 5.750%, 3/1/28	280,000	291,200
Owens Corning 4.400%, 1/30/48	240,000	279,693

		1,064,113

Commercial Services & Supplies (0.2%)
Allied Universal Holdco LLC 6.625%, 7/15/26§	115,000	120,270
9.750%, 7/15/27§	220,000	234,804
Garda World Security Corp. 6.000%, 6/1/29§	255,000	244,481
Madison IAQ LLC 4.125%, 6/30/28§	190,000	190,712
5.875%, 6/30/29§	155,000	155,194
NongHyup Bank 1.250%, 7/20/25§	400,000	395,884
WASH Multifamily Acquisition, Inc. 5.750%, 4/15/26§	195,000	204,263

		1,545,608

Construction & Engineering (0.1%)
Pike Corp. 5.500%, 9/1/28§	485,000	485,606

Industrial Conglomerates (0.1%)
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	350,000	419,683

Machinery (0.1%)
Flowserve Corp. 2.800%, 1/15/32	330,000	320,742
Weir Group plc (The) 2.200%, 5/13/26§	390,000	385,542

		706,284

Road & Rail (0.3%)
CSX Corp. 3.800%, 11/1/46	560,000	630,298
First Student Bidco, Inc. 4.000%, 7/31/29§	180,000	174,825
NESCO Holdings II, Inc. 5.500%, 4/15/29§	45,000	46,406
Penske Truck Leasing Co. LP 4.200%, 4/1/27§	255,000	281,167
Uber Technologies, Inc. 7.500%, 9/15/27§	105,000	113,967
4.500%, 8/15/29§	145,000	147,478
Union Pacific Corp. 3.700%, 3/1/29	500,000	551,940

		1,946,081

Trading Companies & Distributors (0.3%)
Air Lease Corp. 1.875%, 8/17/26	220,000	216,034
Aircastle Ltd. 2.850%, 1/26/28§	325,000	325,634
Aviation Capital Group LLC 1.950%, 9/20/26§	550,000	534,564
BOC Aviation Ltd.
(ICE LIBOR USD 3 Month + 1.13%), 1.345%, 9/26/23 (k)§	570,000	570,819
United Rentals North America, Inc. 5.250%, 1/15/30	135,000	146,137

		1,793,188

Transportation Infrastructure (0.5%)
Adani International Container Terminal Pvt Ltd. 3.000%, 2/16/31 (m)	588,000	566,795
Adani International Container Terminal Pvt. Ltd. 3.000%, 2/16/31§	294,000	283,398
Adani Ports & Special Economic Zone Ltd. 4.000%, 7/30/27§	250,000	257,469
4.000%, 7/30/27 (m)	200,000	205,975
4.375%, 7/3/29 (m)	400,000	417,200
PSA Treasury Pte. Ltd. 2.125%, 9/5/29 (m)	700,000	710,164
2.250%, 4/30/30 (m)	500,000	509,625
Sydney Airport Finance Co. Pty. Ltd. 3.375%, 4/30/25§	225,000	235,835

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

3.625%, 4/28/26§	$225,000	$238,055

		3,424,516

Total Industrials		14,374,723

Information Technology (0.9%)
Communications Equipment (0.1%)
Avaya, Inc. 6.125%, 9/15/28§	135,000	143,100
CommScope, Inc. 4.750%, 9/1/29§	185,000	183,557

		326,657

Electronic Equipment, Instruments & Components (0.1%)
Arrow Electronics, Inc. 3.875%, 1/12/28	275,000	295,091
Vontier Corp. 2.400%, 4/1/28§	185,000	178,294

		473,385

IT Services (0.1%)
Arches Buyer, Inc. 4.250%, 6/1/28§	215,000	214,731
Western Union Co. (The) 2.750%, 3/15/31	660,000	651,622

		866,353

Semiconductors & Semiconductor Equipment (0.4%)
Broadcom, Inc. 3.419%, 4/15/33§	475,000	495,933
Marvell Technology, Inc. 4.200%, 6/22/23	550,000	570,782
NXP BV 3.875%, 6/18/26§	305,000	328,695
Renesas Electronics Corp. 2.170%, 11/25/26§	660,000	656,711
TSMC Global Ltd. 1.250%, 4/23/26§	415,000	406,825

		2,458,946

Software (0.2%)
Fortinet, Inc. 1.000%, 3/15/26	335,000	323,708
Oracle Corp. 3.600%, 4/1/50	380,000	371,497
3.850%, 4/1/60	60,000	59,711
VMware, Inc. 2.200%, 8/15/31	685,000	665,884

		1,420,800

Technology Hardware, Storage & Peripherals (0.0%)
NetApp, Inc. 1.875%, 6/22/25	305,000	308,340

Total Information Technology		5,854,481

Materials (1.5%)
Chemicals (0.4%)
CVR Partners LP 6.125%, 6/15/28 (x)§	150,000	158,407
Equate Petrochemical BV 2.625%, 4/28/28 (m)	400,000	401,000

EverArc Escrow Sarl 5.000%, 10/30/29§	325,000	324,188
LG Chem Ltd. 2.375%, 7/7/31§	200,000	196,860
MEGlobal Canada ULC 5.000%, 5/18/25§	200,000	218,100
Nutrien Ltd. 4.200%, 4/1/29	535,000	605,098
Sherwin-Williams Co. (The) 2.900%, 3/15/52	130,000	126,320
Unifrax Escrow Issuer Corp. 5.250%, 9/30/28§	245,000	247,634
WR Grace Holdings LLC 5.625%, 8/15/29§	305,000	312,299

		2,589,906

Construction Materials (0.0%)
UltraTech Cement Ltd. 2.800%, 2/16/31 (m)	200,000	193,225

Containers & Packaging (0.2%)
Berry Global, Inc. 1.650%, 1/15/27	195,000	189,725
CCL Industries, Inc. 3.050%, 6/1/30§	200,000	206,757
Packaging Corp. of America 3.000%, 12/15/29	315,000	328,711
Silgan Holdings, Inc. 4.125%, 2/1/28 (x)	195,000	199,388
WRKCo., Inc. 3.750%, 3/15/25	565,000	601,867

		1,526,448

Metals & Mining (0.8%)
Anglo American Capital plc 4.500%, 3/15/28§	500,000	550,950
Antofagasta plc 2.375%, 10/14/30 (m)	200,000	190,037
Arconic Corp. 6.125%, 2/15/28§	240,000	254,280
CAP SA 3.900%, 4/27/31§	400,000	375,875
3.900%, 4/27/31 (m)	650,000	610,797
Glencore Funding LLC 1.625%, 4/27/26§	305,000	299,077
3.375%, 9/23/51§	205,000	197,197
POSCO 2.375%, 11/12/22 (m)	200,000	202,340
2.375%, 1/17/23 (m)	400,000	404,840
2.750%, 7/15/24 (m)	400,000	412,575
SunCoke Energy, Inc. 4.875%, 6/30/29§	195,000	194,025
Vedanta Resources Finance II plc 9.250%, 4/23/26§	200,000	187,500
Vedanta Resources Ltd. 6.125%, 8/9/24 (m)	1,000,000	871,750

		4,751,243

Paper & Forest Products (0.1%)
Glatfelter Corp. 4.750%, 11/15/29§	310,000	319,300

Total Materials		9,380,122

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Real Estate (1.3%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
Agree LP (REIT) 2.600%, 6/15/33	$135,000	$132,266
Alexandria Real Estate Equities, Inc. (REIT) 3.000%, 5/18/51	200,000	197,528
American Tower Corp. (REIT) 3.375%, 10/15/26	700,000	740,496
3.600%, 1/15/28	60,000	64,440
3.950%, 3/15/29	525,000	574,873
Boston Properties LP (REIT) 3.400%, 6/21/29	435,000	461,943
Corporate Office Properties LP (REIT) 2.900%, 12/1/33	250,000	246,075
Crown Castle International Corp. (REIT) 3.700%, 6/15/26	300,000	321,374
3.650%, 9/1/27	594,000	638,382
3.800%, 2/15/28	85,000	92,245
3.300%, 7/1/30	105,000	110,724
2.250%, 1/15/31	200,000	194,487
Digital Realty Trust LP (REIT) 3.700%, 8/15/27	750,000	813,433
Equinix, Inc. (REIT) 1.800%, 7/15/27	300,000	295,643
2.150%, 7/15/30	750,000	728,423
Host Hotels & Resorts LP (REIT)
Series J 2.900%, 12/15/31	340,000	327,750
Invitation Homes Operating Partnership LP (REIT) 2.700%, 1/15/34	235,000	230,051
Iron Mountain, Inc. (REIT) 4.500%, 2/15/31§	100,000	100,875
LXP Industrial Trust (REIT) 2.375%, 10/1/31	190,000	182,395
MGM Growth Properties Operating Partnership LP (REIT) 5.750%, 2/1/27	170,000	192,312
National Retail Properties, Inc. (REIT) 2.500%, 4/15/30	175,000	177,064
Office Properties Income Trust (REIT) 2.650%, 6/15/26	65,000	64,573
2.400%, 2/1/27	260,000	252,131
Park Intermediate Holdings LLC (REIT) 4.875%, 5/15/29§	165,000	169,125
Sabra Health Care LP (REIT) 3.200%, 12/1/31	70,000	68,204
Simon Property Group LP (REIT) 2.450%, 9/13/29	290,000	292,203
Vornado Realty LP (REIT) 2.150%, 6/1/26	110,000	109,916
Welltower, Inc. (REIT) 2.800%, 6/1/31	325,000	331,387

		8,110,318

Real Estate Management & Development (0.0%)
Realogy Group LLC 7.625%, 6/15/25§	105,000	111,562
5.750%, 1/15/29§	145,000	148,988

		260,550

Total Real Estate		8,370,868

Utilities (3.4%)
Electric Utilities (2.6%)
AES Andres BV 5.700%, 5/4/28§	400,000	406,825
AES Argentina Generacion SA 7.750%, 2/2/24 (m)	150,000	126,000
AES Panama Generation Holdings SRL 4.375%, 5/31/30 (m)	300,000	312,056
Chile Electricity PEC SpA
(Zero Coupon), 1/25/28§	1,400,000	1,135,137
Duke Energy Corp. 3.150%, 8/15/27	300,000	316,871
3.950%, 8/15/47	400,000	441,680
Duquesne Light Holdings, Inc. 3.616%, 8/1/27§	345,000	365,715
Entergy Corp. 2.800%, 6/15/30	150,000	152,670
Eversource Energy
Series R 1.650%, 8/15/30	355,000	332,323
Exelon Corp. 4.050%, 4/15/30	750,000	831,914
Fenix Power Peru SA 4.317%, 9/20/27 (m)	495,882	507,443
Georgia Power Co.
Series A 2.200%, 9/15/24	350,000	357,460
3.250%, 3/15/51	605,000	607,912
Guacolda Energia SA 4.560%, 4/30/25 (m)	500,000	192,125
Inkia Energy Ltd. 5.875%, 11/9/27 (m)	400,000	410,075
ITC Holdings Corp. 3.250%, 6/30/26	600,000	634,658
JSW Hydro Energy Ltd. 4.125%, 5/18/31§	193,000	192,035
Korea East-West Power Co. Ltd. 1.750%, 5/6/25 (m)	800,000	805,650
Korea Electric Power Corp. 1.125%, 6/15/25§	300,000	297,056
1.125%, 6/15/25 (m)	200,000	198,038
Korea Hydro & Nuclear Power Co. Ltd. 1.250%, 4/27/26§	200,000	196,260
Metropolitan Edison Co. 4.000%, 4/15/25§	500,000	532,113
Minejesa Capital BV 4.625%, 8/10/30 (m)	400,000	411,000
5.625%, 8/10/37 (m)	700,000	729,881
Monongahela Power Co. 5.400%, 12/15/43§	220,000	283,929

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

NextEra Energy Capital Holdings, Inc. 2.250%, 6/1/30	$785,000	$781,531
NRG Energy, Inc. 2.000%, 12/2/25§	180,000	181,139
3.625%, 2/15/31§	270,000	262,913
Pacific Gas and Electric Co. 1.367%, 3/10/23	485,000	482,312
2.500%, 2/1/31	325,000	309,724
Pampa Energia SA 7.500%, 1/24/27 (m)	550,000	475,337
9.125%, 4/15/29 (m)	150,000	130,997
9.125%, 4/15/29§	150,000	130,997
PG&E Corp. 5.000%, 7/1/28 (x)	70,000	73,387
Southern Co. (The)
Series 21-A
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.92%), 3.750%, 9/15/51 (k)	220,000	220,104
Series A 3.700%, 4/30/30	500,000	543,307
Southwestern Electric Power Co. 3.250%, 11/1/51	175,000	172,230
TNB Global Ventures Capital Bhd. 3.244%, 10/19/26 (m)	200,000	208,662
Transelec SA 3.875%, 1/12/29 (m)	500,000	532,906
Virginia Electric and Power Co.
Series A 3.500%, 3/15/27	300,000	322,886
Xcel Energy, Inc. 3.300%, 6/1/25	750,000	788,096

		16,393,354

Gas Utilities (0.2%)
Brooklyn Union Gas Co. (The) 4.487%, 3/4/49§	560,000	659,174
East Ohio Gas Co. (The) 3.000%, 6/15/50§	180,000	177,148
Ferrellgas LP 5.375%, 4/1/26§	120,000	116,400
Suburban Propane Partners LP 5.000%, 6/1/31§	370,000	371,850
Superior Plus LP 4.500%, 3/15/29§	260,000	265,850

		1,590,422

Independent Power and Renewable Electricity Producers (0.2%)
Calpine Corp. 5.125%, 3/15/28§	130,000	131,137
4.625%, 2/1/29§	105,000	103,688
Emirates Semb Corp. Water & Power Co. PJSC 4.450%, 8/1/35§	500,000	572,969
Empresa Electrica Angamos SA 4.875%, 5/25/29 (m)	260,800	249,977

		1,057,771

Multi-Utilities (0.4%)
Ameren Corp. 3.650%, 2/15/26	550,000	584,683
Dominion Energy, Inc.
Series C 3.375%, 4/1/30	300,000	319,176
DTE Energy Co. 2.850%, 10/1/26	300,000	312,636
2.950%, 3/1/30	300,000	309,240
Empresas Publicas de Medellin ESP 4.250%, 7/18/29 (m)	400,000	378,825
4.375%, 2/15/31 (m)	400,000	375,950
NiSource, Inc. 3.490%, 5/15/27	500,000	536,095

		2,816,605

Total Utilities		21,858,152

Total Corporate Bonds		145,559,510

Foreign Government Securities (3.5%)
Dominican Republic Government Bond 4.875%, 9/23/32§	1,300,000	1,320,962
Federative Republic of Brazil 3.750%, 9/12/31 (x)	800,000	751,750
5.625%, 2/21/47	500,000	498,844
Kingdom of Saudi Arabia 2.250%, 2/2/33 (m)	1,150,000	1,122,328
3.750%, 1/21/55 (m)	200,000	213,938
3.450%, 2/2/61 (m)	700,000	705,906
Malaysia Sovereign Sukuk Bhd. 3.043%, 4/22/25 (m)	800,000	839,650
2.070%, 4/28/31§	600,000	598,050
Perusahaan Penerbit SBSN Indonesia III 2.550%, 6/9/31§	800,000	811,000
3.800%, 6/23/50 (m)	500,000	525,000
Republic of Chile 2.550%, 1/27/32	200,000	198,975
3.100%, 5/7/41	900,000	879,919
3.500%, 1/25/50	400,000	414,950
3.100%, 1/22/61	300,000	277,931
Republic of Colombia 3.125%, 4/15/31	400,000	360,325
3.250%, 4/22/32	600,000	540,000
5.000%, 6/15/45	200,000	180,038
4.125%, 5/15/51 (x)	850,000	691,581
Republic of Indonesia 2.150%, 7/28/31	500,000	496,250
4.350%, 1/11/48	200,000	228,250
3.700%, 10/30/49	600,000	634,500
Republic of Korea 2.750%, 1/19/27	200,000	211,162
Republic of Panama 2.252%, 9/29/32	600,000	571,237
4.300%, 4/29/53	200,000	214,787
4.500%, 4/1/56	200,000	220,475
3.870%, 7/23/60	600,000	598,613
Republic of Peru 2.783%, 1/23/31	200,000	198,600
3.300%, 3/11/41	300,000	299,531

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Republic of Philippines 2.457%, 5/5/30	$300,000	$309,281
1.648%, 6/10/31	700,000	677,250
3.700%, 3/1/41	900,000	978,919
3.700%, 2/2/42	500,000	544,938
United Arab Emirates Government Bond 3.125%, 4/16/30§	200,000	216,500
1.700%, 3/2/31 (m)	400,000	389,000
3.125%, 9/30/49 (m)	500,000	508,750
3.875%, 4/16/50 (m)	200,000	233,250
United Mexican States 3.750%, 1/11/28	825,000	887,287
2.659%, 5/24/31	700,000	682,194
4.280%, 8/14/41	950,000	985,209
4.600%, 2/10/48	500,000	532,438
4.500%, 1/31/50	200,000	212,288
3.771%, 5/24/61	500,000	460,875

Total Foreign Government Securities		22,222,731

Mortgage-Backed Securities (11.6%)
FHLMC 2.500%, 1/1/43	295,560	303,392
3.000%, 7/1/45	245,140	257,589
3.000%, 8/1/45	388,140	407,849
3.000%, 4/1/47	1,069,139	1,118,083
4.000%, 4/1/47	711,467	766,908
4.000%, 10/1/48	258,916	275,926
FHLMC UMBS 3.000%, 4/1/47	1,075,703	1,128,159
2.000%, 9/1/51	4,409,936	4,444,514
2.000%, 11/1/51	4,963,288	4,957,225
FNMA 2.140%, 10/1/29	1,800,000	1,843,043
2.260%, 1/1/30	3,000,000	3,099,360
3.000%, 4/1/45	141,071	146,363
3.000%, 10/1/46	321,874	333,345
2.225%, 12/1/50	6,800,000	6,700,656
FNMA UMBS 3.000%, 3/1/43	1,269,734	1,327,288
3.000%, 9/1/46	716,110	749,017
3.000%, 10/1/46	2,286,944	2,392,748
3.000%, 12/1/46	1,513,693	1,583,250
3.500%, 12/1/46	1,599,968	1,710,250
3.000%, 2/1/47	2,351,459	2,458,043
3.000%, 12/1/48	3,000,000	3,137,856
4.000%, 5/1/49	4,405,731	4,719,323
2.500%, 11/1/50	4,846,466	4,992,385
2.000%, 2/1/51	8,704,565	8,729,294
2.500%, 10/1/51	5,937,919	6,142,679
2.500%, 12/1/51	2,723,120	2,790,642
GNMA 2.500%, 10/20/51	4,612,675	4,778,926
2.500%, 11/20/51	3,240,982	3,357,795

Total Mortgage-Backed Securities		74,651,908

Municipal Bond (0.0%)
State of California, Various Purposes, General Obligation Bonds, Series 2009 7.550%, 4/1/39	150,000	250,328

Total Municipal Bond		250,328

U.S. Treasury Obligations (18.3%)
U.S. Treasury Bonds 5.000%, 5/15/37	80,000	116,648
2.250%, 5/15/41	2,820,000	2,956,802
2.000%, 11/15/41	3,610,000	3,650,612
2.750%, 11/15/42	510,000	580,974
1.250%, 5/15/50	4,300,000	3,644,030
2.000%, 8/15/51	475,000	483,117
1.875%, 11/15/51	4,620,000	4,586,794
U.S. Treasury Notes 0.125%, 1/31/23	665,000	662,682
0.125%, 2/28/23	27,180,000	27,070,269
0.125%, 3/31/23	6,250,000	6,220,009
0.125%, 4/30/23	4,820,000	4,793,661
0.125%, 10/15/23	26,100,000	25,836,320
0.500%, 11/30/23	845,000	841,825
0.750%, 12/31/23	4,490,000	4,491,580
1.000%, 12/15/24	8,815,000	8,826,019
0.375%, 11/30/25	3,080,000	2,988,231
1.250%, 11/30/26	965,000	965,158
1.250%, 12/31/26	5,060,000	5,058,022
0.500%, 6/30/27	4,000,000	3,829,646
1.500%, 11/30/28	725,000	728,542
1.375%, 12/31/28	5,980,000	5,955,706
1.375%, 11/15/31	3,340,000	3,298,250

Total U.S. Treasury Obligations		117,584,897

Total Long-Term Debt Securities (91.9%)
(Cost $591,576,016)		590,572,300

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Fixed Income (3.9%)
DoubleLine Floating Rate Fund , Class I‡	533,930	5,093,694
DoubleLine Global Bond Fund , Class I‡	2,039,685	20,070,499

Total Investment Companies (3.9%)
(Cost $26,432,207)		25,164,193

SHORT-TERM INVESTMENTS:
Investment Company (4.0%)
JPMorgan Prime Money Market Fund, IM Shares	26,123,568	26,134,017

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Repurchase Agreements (0.4%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $1,166,604, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22 - 11/15/51; total market value $1,189,935. (xx)	$1,166,603	$1,166,603
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $1,000,039, collateralized by various Common Stocks; total market value $1,111,322. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $100,001, collateralized by various Common Stocks; total market value $110,536. (xx)	100,000	100,000

Total Repurchase Agreements		2,266,603

Total Short-Term Investments (4.4%) (Cost $28,398,639)		28,400,620

Total Investments in Securities (100.2%) (Cost $646,406,862)		644,137,113
Other Assets Less Liabilities (-0.2%)		(1,546,503)

Net Assets (100%)		$642,590,610

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $187,287,352 or 29.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2021.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $25,974,907 or 4.0% of net assets.

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $2,285,063. This was collateralized by $69,100 of various U.S. Government Treasury Securities, ranging from 0.125% - 3.875%, maturing 2/28/22 - 2/15/49 and by cash of $2,266,603 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2021.

Glossary:

CLO	— Collateralized Loan Obligation
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PIK	— Payment-in Kind Security
SOFR	— Secured Overnight Financing Rate
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Country Diversification As a Percentage of Total Net Assets
Argentina	0.1%
Australia	0.7
Belgium	0.1
Brazil	0.5
Canada	0.6
Cayman Islands	8.0
Chile	1.1
China	0.1
Colombia	0.8
Dominican Republic	0.3
France	0.1
Germany	0.1
India	0.5
Indonesia	0.6
Ireland	0.2
Israel	0.1
Jamaica	0.0 #
Japan	0.2
Kuwait	0.1
Malaysia	0.4
Mexico	0.7
Panama	0.4
Peru	0.4
Philippines	0.4
Qatar	0.2
Saudi Arabia	0.3
Singapore	0.7
South Africa	0.1
South Korea	0.9
Switzerland	0.1
Taiwan	0.1
Thailand	0.0 #
United Arab Emirates	0.5
United Kingdom	0.5
United States	80.3
Cash and Other	(0.2)

100.0%

#	Percent shown is less than 0.05%.

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Fixed Income
DoubleLine Floating Rate Fund, Class I	533,930	5,045,640	—	—	—	48,054	5,093,694	164,829	—
DoubleLine Global Bond Fund, Class I	2,039,685	—	22,500,001	(1,400,000)	10,738	(1,040,240)	20,070,499	36,546	170,008

Total		5,045,640	22,500,001	(1,400,000)	10,738	(992,186)	25,164,193	201,375	170,008

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$107,385,813	$—	$107,385,813
Collateralized Mortgage Obligations	—	63,238,798	—	63,238,798
Commercial Mortgage-Backed Securities	—	59,642,804	—	59,642,804
Convertible Bonds
Communication Services	—	35,511	—	35,511
Corporate Bonds
Communication Services	—	12,610,083	—	12,610,083
Consumer Discretionary	—	9,712,109	—	9,712,109
Consumer Staples	—	6,998,789	—	6,998,789
Energy	—	20,610,190	—	20,610,190
Financials	—	27,692,229	—	27,692,229
Health Care	—	8,097,764	—	8,097,764
Industrials	—	14,374,723	—	14,374,723
Information Technology	—	5,854,481	—	5,854,481
Materials	—	9,380,122	—	9,380,122
Real Estate	—	8,370,868	—	8,370,868
Utilities	—	21,858,152	—	21,858,152
Foreign Government Securities	—	22,222,731	—	22,222,731
Investment Companies	25,164,193	—	—	25,164,193
Mortgage-Backed Securities	—	74,651,908	—	74,651,908
Municipal Bond	—	250,328	—	250,328
Short-Term Investments
Investment Company	26,134,017	—	—	26,134,017
Repurchase Agreements	—	2,266,603	—	2,266,603
U.S. Treasury Obligations	—	117,584,897	—	117,584,897

Total Assets	$51,298,210	$592,838,903	$—	$644,137,113

Total Liabilities	$—	$—	$—	$—

Total	$51,298,210	$592,838,903	$—	$644,137,113

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$344,345,643
Long-term U.S. government debt securities	665,580,699

$1,009,926,342

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$285,151,911
Long-term U.S. government debt securities	656,011,263

$941,163,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,545,644
Aggregate gross unrealized depreciation	(11,289,685)

Net unrealized depreciation	$(2,744,041)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$646,881,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $26,432,208)	$25,164,193
Unaffiliated Issuers (Cost $617,708,051)	616,706,317
Repurchase Agreements (Cost $2,266,603)	2,266,603
Cash	4,348,833
Dividends, interest and other receivables	2,730,645
Receivable for Portfolio shares sold	43,748
Receivable for securities sold	26,765
Securities lending income receivable	1,457
Other assets	2,364

Total assets	651,290,925

LIABILITIES
Payable for securities purchased	5,925,261
Payable for return of collateral on securities loaned	2,266,603
Investment management fees payable	268,496
Administrative fees payable	49,871
Payable for Portfolio shares redeemed	38,820
Distribution fees payable – Class IB	13,655
Payable to Adviser	433
Trustees’ fees payable	390
Accrued expenses	136,786

Total liabilities	8,700,315

NET ASSETS	$642,590,610

Net assets were comprised of:
Paid in capital	$645,298,986
Total distributable earnings (loss)	(2,708,376)

Net assets	$642,590,610

Class IB
Net asset value, offering and redemption price per share, $64,627,279 / 6,426,939 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.06

Class K
Net asset value, offering and redemption price per share, $577,963,331 / 57,452,137 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.06

(x)	Includes value of securities on loan of $2,285,063.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$17,025,173
Dividends ($201,375 of dividend income received from affiliates)	220,047
Securities lending (net)	15,553

Total income	17,260,773

EXPENSES
Investment management fees	3,829,209
Administrative fees	586,048
Distribution fees – Class IB	152,361
Professional fees	86,875
Printing and mailing expenses	39,201
Custodian fees	38,499
Trustees’ fees	19,002
Miscellaneous	85,718

Gross expenses	4,836,913
Less: Waiver from investment manager	(411,412)

Net expenses	4,425,501

NET INVESTMENT INCOME (LOSS)	12,835,272

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($10,738 realized gain (loss) from affiliates)	1,209,299
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	170,008

Net realized gain (loss)	1,379,307

Net change in unrealized appreciation (depreciation) on investments in securities ($(992,186) of change in unrealized appreciation (depreciation) from affiliates)	(15,521,207)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(14,141,900)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,306,628)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,835,272	$13,230,382
Net realized gain (loss)	1,379,307	6,221,417
Net change in unrealized appreciation (depreciation)	(15,521,207)	4,431,770

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,306,628)	23,883,569

Distributions to shareholders:
Class IB	(1,334,389)	(1,357,228)
Class K	(13,325,926)	(14,342,019)

Total distributions to shareholders	(14,660,315)	(15,699,247)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,422,754 and 1,550,953 shares, respectively ]	14,604,197	15,877,894
Capital shares issued in reinvestment of dividends and distributions [ 132,633 and 131,915 shares, respectively ]	1,334,389	1,357,228
Capital shares repurchased [ (750,811) and (703,035) shares, respectively ]	(7,703,175)	(7,153,383)

Total Class IB transactions	8,235,411	10,081,739

Class K
Capital shares sold [ 8,277,310 and 12,666,704 shares, respectively ]	85,171,843	130,310,142
Capital shares issued in reinvestment of dividends and distributions [ 1,324,141 and 1,393,833 shares, respectively ]	13,325,926	14,342,019
Capital shares repurchased [ (5,336,093) and (3,152,563) shares, respectively ]	(54,823,937)	(31,644,241)

Total Class K transactions	43,673,832	113,007,920

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	51,909,243	123,089,659

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,942,300	131,273,981
NET ASSETS:
Beginning of year	606,648,310	475,374,329

End of year	$642,590,610	$606,648,310

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$10.31		$10.13		$9.64		$10.03		$9.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18		0.23		0.31		0.27		0.23
Net realized and unrealized gain (loss)	(0.22)		0.20		0.48		(0.37)		0.16

Total from investment operations	(0.04)		0.43		0.79		(0.10)		0.39

Less distributions:
Dividends from net investment income	(0.20)		(0.22)		(0.30)		(0.29)		(0.16)
Distributions from net realized gains	(0.01)		(0.03)		—		—		(0.01)

Total dividends and distributions	(0.21)		(0.25)		(0.30)		(0.29)		(0.17)

Net asset value, end of year	$10.06		$10.31		$10.13		$9.64		$10.03

Total return	(0.36)%		4.26%		8.18%		(0.96)%		3.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$64,627		$57,987		$47,029		$34,500		$28,366
Ratio of expenses to average net assets:
After waivers (f)	0.92	%(j)	0.94	%(k)	0.96	%(m)	0.98	%(n)	1.04%
Before waivers (f)	0.98%		1.00%		1.00%		1.00%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.78%		2.25%		3.06%		2.74%		2.23%
Before waivers (f)	1.72%		2.20%		3.03%		2.73%		2.20%
Portfolio turnover rate^	156%		122%		57%		62%		120%

	Year Ended December 31,
Class K	2021		2020		2019		2018		2017
Net asset value, beginning of year	$10.32		$10.13		$9.65		$10.03		$9.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21		0.26		0.34		0.30		0.25
Net realized and unrealized gain (loss)	(0.23)		0.21		0.46		(0.36)		0.16

Total from investment operations	(0.02)		0.47		0.80		(0.06)		0.41

Less distributions:
Dividends from net investment income	(0.23)		(0.25)		(0.32)		(0.32)		(0.18)
Distributions from net realized gains	(0.01)		(0.03)		—		—		(0.01)

Total dividends and distributions	(0.24)		(0.28)		(0.32)		(0.32)		(0.19)

Net asset value, end of year	$10.06		$10.32		$10.13		$9.65		$10.03

Total return	(0.23)%		4.61%		8.33%		(0.61)%		4.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$577,963		$548,662		$428,345		$297,879		$271,210
Ratio of expenses to average net assets:
After waivers (f)	0.67	%(j)	0.69	%(k)	0.71	%(m)	0.73	%(n)	0.79%
Before waivers (f)	0.73%		0.75%		0.75%		0.75%		0.82%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.04%		2.50%		3.32%		2.98%		2.49%
Before waivers (f)	1.97%		2.44%		3.28%		2.96%		2.45%
Portfolio turnover rate^	156%		122%		57%		62%		120%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.94% for Class IB and 0.69% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class IB and 0.70% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.98% for Class IB and 0.73% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.01% for Class IB and 0.76% for Class K.

See Notes to Financial Statements.

1290 VT EQUITY INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Barrow, Hanley, Mewhinney & Strauss, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	26.35%	8.92%	11.12%
Portfolio – Class IB Shares	26.40	8.90	11.12
Portfolio – Class K Shares	26.62	9.17	11.39
Russell 1000® Value Index	25.16	11.16	12.97

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 26.40% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 25.16% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Consumer Discretionary sector was the Portfolio’s largest contributor to relative performance as security selection within the sector positively impacted performance. An underweight slightly mitigated the positive contribution.

•	The second largest contributor to the Portfolio’s performance, relative to the benchmark, was allocation to and stock selection within Financials.

•	Portfolio stock selection within and allocation to Information Technology contributed to overall performance as did stock selection within the Industrials sector.

•	Leading relative contributors were Wells Fargo & Company, Lowe’s Companies, Inc., CVS Health Corporation, Hess Corporation and General Dynamics Corporation.

What hurt performance during the year:

•	Stock selection within and an underweight to the Real Estate sector was the largest relative detractor from performance for the period.

•	Stock selection within Health Care detracted from performance, though the negative effect was mitigated slightly by an overweight allocation relative to the benchmark.

•	Stock selection within Energy also detracted from performance, but the negative effect was lessened by an underweight allocation relative to the benchmark.

•	Leading relative detractors for the period were Entergy Corporation, Medtronic Plc, Comcast Corporation Class A, Stanley Black & Decker, Inc., Cigna Corporation and Phillips 66.

Portfolio Positioning and Outlook - Barrow, Hanley, Mewhinney & Strauss, LLC

By nearly every metric, valuation disparities between growth and value reached new highs in late 2021 — an enormous feat considering that growth was already at all-time-highs in late 2020. As we have discussed, value stocks fell back into the bottom few percentiles of cheapness (the least expensive) while growth’s recent performance run left it further elevated and more susceptible to inflation and interest rate movements. The pile of broken “unicorn” stocks grows each week as they are beginning to show signs of wear and tear (Peloton, Twitter) and have much further to fall when fundamentals based on actual earnings and dividends, not top line sales, come to the fore.

As noted earlier, the primary conditions needed for a sustained, impactful value run are not only present, they are also more pronounced than they were when the value run began. Higher inflation, rising interest rates, and reasonable economic growth are aligned in a way that we have rarely seen in our 43-year history. Our optimism about the potential for value stocks has rarely been higher.

1290 VT EQUITY INCOME PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
Health Care	21.2%
Financials	19.5
Consumer Staples	11.5
Industrials	10.6
Materials	9.4
Utilities	6.9
Energy	6.1
Consumer Discretionary	5.4
Information Technology	3.9
Communication Services	3.0
Real Estate	1.0
Cash and Other	1.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,061.90	$4.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class IB
Actual	1,000.00	1,061.40	4.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class K
Actual	1,000.00	1,064.10	3.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.0%)
Media (3.0%)
Comcast Corp., Class A	349,759	$17,603,370

Total Communication Services		17,603,370

Consumer Discretionary (5.4%)
Household Durables (1.2%)
Lennar Corp., Class A	59,617	6,925,111

Specialty Retail (4.2%)
Advance Auto Parts, Inc.	29,057	6,970,193
Lowe’s Cos., Inc.	68,686	17,753,957

		24,724,150

Total Consumer Discretionary		31,649,261

Consumer Staples (11.5%)
Beverages (4.6%)
Coca-Cola Europacific Partners plc	339,890	19,010,048
Molson Coors Beverage Co., Class B	178,317	8,264,993

		27,275,041

Household Products (3.1%)
Procter & Gamble Co. (The)	109,443	17,902,686

Tobacco (3.8%)
Altria Group, Inc.	171,518	8,128,238
Philip Morris International, Inc.	147,486	14,011,170

		22,139,408

Total Consumer Staples		67,317,135

Energy (6.1%)
Oil, Gas & Consumable Fuels (6.1%)
Hess Corp.	148,651	11,004,634
Phillips 66	206,700	14,977,482
Valero Energy Corp.	129,712	9,742,668

Total Energy		35,724,784

Financials (19.5%)
Banks (9.8%)
JPMorgan Chase & Co.	121,390	19,222,106
US Bancorp	281,591	15,816,966
Wells Fargo & Co.	472,166	22,654,525

		57,693,597

Capital Markets (2.7%)
Northern Trust Corp.	134,111	16,041,017

Consumer Finance (1.9%)
American Express Co.	67,593	11,058,215

Insurance (5.1%)
Allstate Corp. (The)	103,948	12,229,482
Chubb Ltd.	91,875	17,760,356

		29,989,838

Total Financials		114,782,667

Health Care (21.2%)
Health Care Equipment & Supplies (4.2%)
Becton Dickinson and Co.	46,364	11,659,619
Medtronic plc	125,085	12,940,043

		24,599,662

Health Care Providers & Services (10.0%)
Cigna Corp.	93,010	21,357,886
CVS Health Corp.	174,775	18,029,789
UnitedHealth Group, Inc.	38,644	19,404,698

		58,792,373

Pharmaceuticals (7.0%)
Johnson & Johnson	67,924	11,619,759
Merck & Co., Inc.	291,644	22,351,596
Perrigo Co. plc	195,198	7,593,202

		41,564,557

Total Health Care		124,956,592

Industrials (10.6%)
Aerospace & Defense (5.0%)
General Dynamics Corp.	58,210	12,135,039
Raytheon Technologies Corp.	200,434	17,249,350

		29,384,389

Machinery (5.6%)
Deere & Co.	44,577	15,285,007
Stanley Black & Decker, Inc.	60,703	11,449,800
Westinghouse Air Brake Technologies Corp.	68,434	6,303,456

		33,038,263

Total Industrials		62,422,652

Information Technology (3.9%)
IT Services (1.6%)
Cognizant Technology Solutions Corp., Class A	106,820	9,477,071

Software (2.3%)
Oracle Corp.	150,806	13,151,791

Total Information Technology		22,628,862

Materials (9.4%)
Chemicals (9.4%)
Air Products and Chemicals, Inc.	58,194	17,706,107
Corteva, Inc.	182,893	8,647,181
DuPont de Nemours, Inc.	148,849	12,024,022
International Flavors & Fragrances, Inc.	113,585	17,111,580

Total Materials		55,488,890

Real Estate (1.0%)
Equity Real Estate Investment Trusts (REITs) (1.0%)
Corporate Office Properties Trust (REIT)	210,911	5,899,181

Total Real Estate		5,899,181

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Utilities (6.9%)
Electric Utilities (4.5%)
Entergy Corp.	110,735	$12,474,298
Exelon Corp.	249,047	14,384,955

		26,859,253

Multi-Utilities (2.4%)
CenterPoint Energy, Inc.	499,942	13,953,381

Total Utilities		40,812,634

Total Investments in Securities (98.5%) (Cost $442,885,984)		579,286,028
Other Assets Less Liabilities (1.5%)		9,010,690

Net Assets (100%)		$588,296,718

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$17,603,370	$—	$—	$17,603,370
Consumer Discretionary	31,649,261	—	—	31,649,261
Consumer Staples	67,317,135	—	—	67,317,135
Energy	35,724,784	—	—	35,724,784
Financials	114,782,667	—	—	114,782,667
Health Care	124,956,592	—	—	124,956,592
Industrials	62,422,652	—	—	62,422,652
Information Technology	22,628,862	—	—	22,628,862
Materials	55,488,890	—	—	55,488,890
Real Estate	5,899,181	—	—	5,899,181
Utilities	40,812,634	—	—	40,812,634

Total Assets	$579,286,028	$—	$—	$579,286,028

Total Liabilities	$—	$—	$—	$—

Total	$579,286,028	$—	$—	$579,286,028

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$155,582,299
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$223,505,838

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$144,533,599
Aggregate gross unrealized depreciation	(7,552,162)

Net unrealized appreciation	$136,981,437

Federal income tax cost of investments in securities and derivative instruments, if applicable	$442,304,591

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $442,885,984)	$579,286,028
Cash	8,151,046
Dividends, interest and other receivables	1,268,538
Receivable for Portfolio shares sold	94,752
Other assets	2,174

Total assets	588,802,538

LIABILITIES
Investment management fees payable	283,578
Payable for Portfolio shares redeemed	55,814
Administrative fees payable	44,502
Distribution fees payable – Class IB	37,212
Distribution fees payable – Class IA	6,779
Accrued expenses	77,935

Total liabilities	505,820

NET ASSETS	$588,296,718

Net assets were comprised of:
Paid in capital	$464,606,504
Total distributable earnings (loss)	123,690,214

Net assets	$588,296,718

Class IA
Net asset value, offering and redemption price per share, $32,713,924 / 6,315,313 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.18

Class IB
Net asset value, offering and redemption price per share, $179,232,244 / 34,318,121 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.22

Class K
Net asset value, offering and redemption price per share, $376,350,550 / 72,604,346 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.18

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$13,486,669
Interest	1,646
Securities lending (net)	32,489

Total income	13,520,804

EXPENSES
Investment management fees	4,303,056
Administrative fees	526,815
Distribution fees – Class IB	427,357
Distribution fees – Class IA	78,431
Professional fees	64,166
Custodian fees	51,000
Printing and mailing expenses	40,004
Trustees’ fees	15,906
Miscellaneous	10,481

Gross expenses	5,517,216
Less: Waiver from investment manager	(992,576)

Net expenses	4,524,640

NET INVESTMENT INCOME (LOSS)	8,996,164

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	40,106,230
Net change in unrealized appreciation (depreciation) on investments in securities	84,025,954

NET REALIZED AND UNREALIZED GAIN (LOSS)	124,132,184

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$133,128,348

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,996,164	$9,863,056
Net realized gain (loss)	40,106,230	(49,167,791)
Net change in unrealized appreciation (depreciation)	84,025,954	24,795,245

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	133,128,348	(14,509,490)

Distributions to shareholders:
Class IA	(466,855)	(544,792)
Class IB	(2,546,193)	(2,909,212)
Class K	(6,178,193)	(7,443,459)

Total distributions to shareholders	(9,191,241)	(10,897,463)

Tax return of capital:
Class IA	—	(17,341)
Class IB	—	(92,754)
Class K	—	(239,611)

Total	—	(349,706)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 600,166 and 282,448 shares, respectively ]	2,959,597	1,041,705
Capital shares issued in reinvestment of dividends and distributions [ 91,502 and 140,061 shares, respectively ]	466,855	562,133
Capital shares repurchased [ (1,088,067) and (1,612,621) shares, respectively ]	(5,287,663)	(6,047,337)

Total Class IA transactions	(1,861,211)	(4,443,499)

Class IB
Capital shares sold [ 2,081,699 and 3,453,816 shares, respectively ]	10,114,568	12,767,141
Capital shares issued in reinvestment of dividends and distributions [ 494,977 and 741,853 shares, respectively ]	2,546,193	3,001,966
Capital shares repurchased [ (4,382,517) and (5,124,694) shares, respectively ]	(21,324,191)	(19,288,317)

Total Class IB transactions	(8,663,430)	(3,519,210)

Class K
Capital shares sold [ 767,509 and 14,253,295 shares, respectively ]	3,751,327	45,665,041
Capital shares issued in reinvestment of dividends and distributions [ 1,210,224 and 1,911,571 shares, respectively ]	6,178,193	7,683,070
Capital shares repurchased [ (12,605,027) and (8,815,353) shares, respectively ]	(60,669,820)	(32,854,054)

Total Class K transactions	(50,740,300)	20,494,057

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(61,264,941)	12,531,348

TOTAL INCREASE (DECREASE) IN NET ASSETS	62,672,166	(13,225,311)
NET ASSETS:
Beginning of year	525,624,552	538,849,863

End of year	$588,296,718	$525,624,552

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$4.16	$4.45	$3.71	$6.09	$5.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.07	0.09	0.11	0.09
Net realized and unrealized gain (loss)	1.03	(0.27)	0.81	(0.72)	0.80

Total from investment operations	1.10	(0.20)	0.90	(0.61)	0.89

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.10)	(0.12)	(0.09)
Distributions from net realized gains	—	(0.01)	(0.06)	(1.65)	(0.47)
Return of capital	—	— #	—	—	—

Total dividends and distributions	(0.08)	(0.09)	(0.16)	(1.77)	(0.56)

Net asset value, end of year	$5.18	$4.16	$4.45	$3.71	$6.09

Total return	26.35%	(4.55)%	24.30%	(11.69)%	15.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$32,714	$27,913	$35,150	$33,493	$41,988
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%	0.95%	0.99%	1.00%
Before waivers (f)	1.12%	1.14%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.40%	1.94%	2.17%	1.89%	1.56%
Before waivers (f)	1.23%	1.75%	1.98%	1.75%	1.43%
Portfolio turnover rate^	28%	39%	56%	106%*	41%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$4.19	$4.48	$3.74	$6.12	$5.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.07	0.09	0.11	0.10
Net realized and unrealized gain (loss)	1.04	(0.27)	0.81	(0.72)	0.79

Total from investment operations	1.11	(0.20)	0.90	(0.61)	0.89

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.10)	(0.12)	(0.09)
Distributions from net realized gains	—	(0.01)	(0.06)	(1.65)	(0.47)
Return of capital	—	— #	—	—	—

Total dividends and distributions	(0.08)	(0.09)	(0.16)	(1.77)	(0.56)

Net asset value, end of year	$5.22	$4.19	$4.48	$3.74	$6.12

Total return	26.40%	(4.52)%	24.10%	(11.62)%	15.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$179,232	$151,452	$166,132	$144,780	$176,995
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%	0.95%	0.99%	1.00%
Before waivers (f)	1.12%	1.14%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.41%	1.93%	2.17%	1.89%	1.56%
Before waivers (f)	1.24%	1.74%	1.99%	1.75%	1.43%
Portfolio turnover rate^	28%	39%	56%	106%*	41%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$4.16	$4.45	$3.71	$6.09	$5.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.08	0.10	0.13	0.11
Net realized and unrealized gain (loss)	1.03	(0.27)	0.81	(0.72)	0.80

Total from investment operations	1.11	(0.19)	0.91	(0.59)	0.91

Less distributions:
Dividends from net investment income	(0.09)	(0.09)	(0.11)	(0.14)	(0.11)
Distributions from net realized gains	—	(0.01)	(0.06)	(1.65)	(0.47)
Return of capital	—	— #	—	—	—

Total dividends and distributions	(0.09)	(0.10)	(0.17)	(1.79)	(0.58)

Net asset value, end of year	$5.18	$4.16	$4.45	$3.71	$6.09

Total return	26.62%	(4.33)%	24.59%	(11.45)%	16.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$376,351	$346,259	$337,568	$342,603	$419,957
Ratio of expenses to average net assets:
After waivers (f)	0.70%	0.70%	0.70%	0.74%	0.75%
Before waivers (f)	0.87%	0.89%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.65%	2.17%	2.42%	2.14%	1.81%
Before waivers (f)	1.48%	1.99%	2.24%	2.00%	1.68%
Portfolio turnover rate^	28%	39%	56%	106%*	41%
*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 31%.

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	11.36%	3.81%	4.69%
Portfolio – Class IB Shares	11.34	3.81	4.69
Portfolio – Class K Shares	11.65	4.08	4.96
S&P Long-Only Merger Arbitrage Index	4.05	4.41	4.20
S&P 500® Index	28.71	18.47	16.55

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.34% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the S&P Long-Only Merger Arbitrage Index and the S&P 500® Index, which returned 4.05% and 28.71%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Despite some profit taking in the stock during the fourth quarter, one of the Portfolio’s largest positions, Herc Holdings, an equipment rental supplier, more than doubled during 2021 following very robust performance in the second half of 2020. The company hosted an investor day in late September where it highlighted positive secular growth trends in the rental equipment industry. Herc management expressed the favorable potential to grow their rental revenue by an impressive 12-15% alongside improving profit margins over the next three to five years. The company has undertaken a significant transformation following its spin-off from Hertz in 2016, and is well positioned for the spending boom that we are likely to experience, benefiting our roads, bridges, tunnels, airports and other infrastructure.

•

Mueller Industries, which manufactures and sells piping and value components for various industrial and residential markets, was up nearly 70% during the period. Mueller Industries enjoyed continued strong demand and operational efficiency despite global labor and supply shortages. The company completed the sale of two of its smaller businesses during the fourth quarter and benefits from a continued pipeline of building construction demand.

•

The pre-announced deal portion of the Portfolio (companies that could be taken over) provided relatively higher performance than the announced deal portion of the Portfolio during this period as it was a strong period for the broader market generally. The announced deal portion of the Portfolio, on the other hand, helps to cushion returns in challenging periods for the market.

What hurt performance during the year:

•

In keeping with 2020 themes, a familiar group of tech-enabled mega-cap stocks again led the S&P 500 Index, though Value was resuscitated, a trend we think continues into the new year. The Portfolio’s lower exposure to technology companies detracted from performance during the year.

•

A large portion of the equities in the Portfolio are invested in small- and mid-capitalization stocks. While this portion of the Portfolio provided its largest positive contribution to return for the period, the larger companies in the benchmark had relatively stronger performance for the period. Therefore, the Portfolio’s underweighting to large caps was its largest relative detractor compared to the benchmark during the year.

•

The Portfolio’s systemic underweight to Energy due to our general avoidance of purely commodity driven businesses also detracted from relative performance during the year. Crude oil prices rose more than 55% over the trailing year, fueled by a series of supply shortages and rising demand against the backdrop of a re-opening economy.

Portfolio Positioning and Outlook — GAMCO Asset Management, Inc.

As foreshadowed, rising rates and inflation could finally bring a regime change. After several false starts, a rotation from Growth to Value may finally gain traction and provide a tailwind for the appreciation of the undervalued, cash generative entities we favor. Our style should benefit from two themes. First, an inflationary environment favors companies possessing pricing power and significant sunk

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO (Unaudited)

and/or fixed costs. Holdings including broadband providers, waste handling firms, sports franchises and branded goods companies fit that bill. Second, after years of reinvestment, many formerly disrupted incumbents are poised to innovate their own way to growth. We are excited to watch the inflection of the growth trajectories of companies in streaming, wireless, electric cars and trucks, and direct-to-consumer, among others.

The hopeful, positive tone we sounded at year-end 2020 proved well founded. Based on the available epidemiological data and our observations about the societal response function, we think we are truly close to the end of this unwelcome pandemic. For us, 2021 was about getting back into in-person routines; that will accelerate in 2022. The circumstances have changed over the last year, but we now see more — not fewer — opportunities to continue to invest capital at attractive rates of return.

Sector Weightings as of December 31, 2021	% of Net Assets
Investment Company	23.7%
Industrials	14.4
Communication Services	10.5
Information Technology	10.0
Utilities	8.7
Materials	6.6
Financials	6.3
Consumer Discretionary	5.9
Health Care	5.8
Real Estate	2.3
Consumer Staples	0.9
Repurchase Agreements	0.8
Energy	0.2
Cash and Other	3.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO Unaudited)

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,026.80	$6.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class IB
Actual	1,000.00	1,027.00	6.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class K
Actual	1,000.00	1,028.00	5.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.25%, 1.25% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.5%)
Diversified Telecommunication Services (2.6%)
Koninklijke KPN NV	90,000	$279,729
Liberty Global plc, Class A*	30,000	832,200
Liberty Global plc, Class C*	11,000	308,990
Lumen Technologies, Inc.	79,096	992,655
Telesat Corp. (x)*	97,500	2,795,325

		5,208,899

Entertainment (1.5%)
Liberty Media Corp.-Liberty Braves, Class A (x)*	50,000	1,437,500
Madison Square Garden Entertainment Corp.*	1,500	105,510
Madison Square Garden Sports Corp.*	8,000	1,389,840

		2,932,850

Media (4.5%)
Beasley Broadcast Group, Inc., Class A (x)*	30,000	56,700
Clear Channel Outdoor Holdings, Inc.*	445,000	1,472,950
DallasNews Corp.	25,000	179,750
DISH Network Corp., Class A*	35,000	1,135,400
EW Scripps Co. (The), Class A*	70,000	1,354,500
Fox Corp., Class B	68,000	2,330,360
Lee Enterprises, Inc.*	5,000	172,700
Shaw Communications, Inc., Class B	30,000	910,471
Telenet Group Holding NV (x)	42,000	1,533,013

		9,145,844

Wireless Telecommunication Services (1.9%)
Millicom International Cellular SA*	44,000	1,251,800
Orange Belgium SA	13,000	294,530
Telephone and Data Systems, Inc.	24,000	483,600
United States Cellular Corp.*	60,000	1,891,200

		3,921,130

Total Communication Services		21,208,723

Consumer Discretionary (5.9%)
Auto Components (0.4%)
Veoneer, Inc. (x)*	20,000	709,600

Diversified Consumer Services (0.4%)
Terminix Global Holdings, Inc.*	20,000	904,600

Hotels, Restaurants & Leisure (0.5%)
Del Taco Restaurants, Inc.	63,000	784,350
Entain plc*	5,000	113,901
Playtech plc*	3,000	29,745

		927,996

Household Durables (3.9%)
Casper Sleep, Inc.*	6,000	40,080
Dorel Industries, Inc., Class B*	15,000	242,974
Hinokiya Group Co. Ltd.	2,000	38,129
Hunter Douglas NV*	6,762	1,325,688
Lennar Corp., Class B	35,000	3,346,700
Nobility Homes, Inc.	14,528	479,424
Sony Group Corp. (ADR)	20,000	2,528,000

		8,000,995

Internet & Direct Marketing Retail (0.3%)
Altaba, Inc.*	102,200	608,090

Specialty Retail (0.4%)
Marshall Motor Holdings plc (m)	2,500	13,299
Sportsman’s Warehouse Holdings, Inc.*	62,000	731,600
Vivo Energy plc (m)	36,000	64,223

		809,122

Total Consumer Discretionary		11,960,403

Consumer Staples (0.9%)
Food & Staples Retailing (0.0%)
GrainCorp Ltd., Class A	6,000	36,058

Food Products (0.9%)
Sanderson Farms, Inc.	8,700	1,662,396
United Malt Group Ltd.	10,000	31,721

		1,694,117

Total Consumer Staples		1,730,175

Energy (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Alvopetro Energy Ltd. (x)	88,333	299,576
Gulf Coast Ultra Deep Royalty Trust	550,000	8,800

Total Energy		308,376

Financials (6.3%)
Banks (1.4%)
Atlantic Capital Bancshares, Inc.*	5,000	143,850
Cadence Bank	9,800	291,942
Flushing Financial Corp.	56,000	1,360,800
Horizon Bancorp, Inc.	10,000	208,500
Sterling Bancorp	30,000	773,700

		2,778,792

Capital Markets (0.1%)
BKF Capital Group, Inc.*	2,434	29,208
Charles Stanley Group plc	20,139	139,703

		168,911

Consumer Finance (0.2%)
Santander Consumer USA Holdings, Inc.	10,500	441,210

Diversified Financial Services (0.0%)
Cerved Group SpA*	3,000	35,111

Insurance (4.5%)
American National Group, Inc.	17,500	3,304,700
Fanhua, Inc. (ADR) (x)	5,000	36,400
Independence Holding Co.	10,000	566,800
State Auto Financial Corp.	100,000	5,169,000
Topdanmark A/S	1,000	56,185

		9,133,085

Thrifts & Mortgage Finance (0.1%)
Aareal Bank AG	8,000	261,946

Total Financials		12,819,055

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Health Care (5.7%)
Biotechnology (1.1%)
Arena Pharmaceuticals, Inc.*	19,000	$1,765,860
Grifols SA (ADR)	24,000	269,520
Idorsia Ltd. (x)*	12,000	245,478

		2,280,858

Health Care Equipment & Supplies (0.4%)
Bioventus, Inc., Class A*	5,220	75,638
ICU Medical, Inc.*	500	118,670
Innocoll Holdings Ltd. (r)(x)*	125,000	—
Intersect ENT, Inc.*	18,000	491,580
Ortho Clinical Diagnostics Holdings plc*	6,000	128,340

		814,228

Health Care Providers & Services (1.4%)
Magellan Health, Inc.*	30,000	2,849,700

Health Care Technology (0.8%)
Cerner Corp.	15,000	1,393,050
Change Healthcare, Inc.*	10,000	213,800
Teladoc Health, Inc.*	1,000	91,820

		1,698,670

Life Sciences Tools & Services (0.1%)
Illumina, Inc.*	200	76,088

Pharmaceuticals (1.9%)
AstraZeneca plc (ADR)	10,000	582,500
Viatris, Inc.	100,000	1,353,000
Vifor Pharma AG	11,000	1,958,681

		3,894,181

Total Health Care		11,613,725

Industrials (14.2%)
Aerospace & Defense (4.5%)
Aerojet Rocketdyne Holdings, Inc.	143,000	6,686,680
Hexcel Corp.*	14,000	725,200
Kaman Corp.	26,000	1,121,900
Meggitt plc*	7,500	74,919
PAE, Inc.*	50,000	496,500
Ultra Electronics Holdings plc	500	21,521

		9,126,720

Building Products (0.3%)
Carrier Global Corp.	7,000	379,680
Griffon Corp.	8,000	227,840

		607,520

Machinery (6.9%)
CFT SpA (r)*	25,000	124,381
CIRCOR International, Inc.*	18,000	489,240
Crane Co.	2,000	203,460
EnPro Industries, Inc.	16,000	1,761,120
Haldex AB*	18,000	105,575
Mueller Industries, Inc.	26,500	1,573,040
Mueller Water Products, Inc., Class A	12,000	172,800
Neles OYJ	25,000	389,652
Park-Ohio Holdings Corp.	5,000	105,850
SPX FLOW, Inc.	55,000	4,756,400
Welbilt, Inc.*	178,909	4,252,667
Zardoya Otis SA	25,000	202,368

		14,136,553

Professional Services (0.4%)
Akka Technologies*	3,000	164,969
IHS Markit Ltd.	3,000	398,760
Intertrust NV (m)*	10,000	223,146

		786,875

Trading Companies & Distributors (2.1%)
Herc Holdings, Inc.	27,000	4,226,850

Total Industrials		28,884,518

Information Technology (10.0%)
Communications Equipment (0.4%)
Communications Systems, Inc.	50,000	120,000
Digi International, Inc.*	25,000	614,250

		734,250

Electronic Equipment, Instruments & Components (2.6%)
Coherent, Inc.*	1,500	399,810
CTS Corp.	8,000	293,760
Rogers Corp.*	16,500	4,504,500

		5,198,070

IT Services (0.2%)
eWork Group AB	2,000	29,393
MoneyGram International, Inc.*	61,000	481,290

		510,683

Semiconductors & Semiconductor Equipment (2.0%)
CMC Materials, Inc.	15,000	2,875,350
NeoPhotonics Corp.*	3,000	46,110
Siltronic AG (Frankfurt Stock Exchange) (x)	2,400	384,175
Siltronic AG (OTC US Exchange)	600	96,625
Xilinx, Inc.	3,300	699,699

		4,101,959

Software (4.2%)
Aspen Technology, Inc.*	6,000	913,200
Avast plc (m)	100,000	821,875
Blue Prism Group plc*	20,000	341,907
Bottomline Technologies DE, Inc.*	7,000	395,290
McAfee Corp., Class A	110,000	2,836,900
Mimecast Ltd.*	12,500	994,625
Nuance Communications, Inc.*	3,000	165,960
VMware, Inc., Class A	9,000	1,042,920
Vonage Holdings Corp.*	50,000	1,039,500

		8,552,177

Technology Hardware, Storage & Peripherals (0.6%)
Dell Technologies, Inc., Class C*	13,000	730,210
Diebold Nixdorf, Inc.*	60,000	543,000

		1,273,210

Total Information Technology		20,370,349

Materials (6.6%)
Chemicals (3.4%)
Atotech Ltd.*	45,000	1,148,400

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Ferro Corp.*	172,300	$3,761,309
GCP Applied Technologies, Inc.*	2,684	84,976
Hexion Holdings Corp., Class B*	1,000	28,410
Kraton Corp.*	40,000	1,852,800
Tronox Holdings plc, Class A	200	4,806

		6,880,701

Construction Materials (2.0%)
Forterra, Inc.*	2,500	59,450
Vulcan Materials Co.	19,000	3,944,020

		4,003,470

Containers & Packaging (0.6%)
Greif, Inc., Class A	2,000	120,740
Myers Industries, Inc.	51,000	1,020,510

		1,141,250

Metals & Mining (0.5%)
Endeavour Mining plc	4,700	103,033
Great Bear Resources Ltd. (x)*	14,000	319,190
Pan American Silver Corp.	25,000	623,740
Sierra Metals, Inc. (x)	55,000	74,800

		1,120,763

Paper & Forest Products (0.1%)
Verso Corp., Class A	10,000	270,200

Total Materials		13,416,384

Real Estate (2.3%)
Equity Real Estate Investment Trusts (REITs) (2.3%)
alstria office REIT-AG (REIT)	25,000	555,872
Bluerock Residential Growth REIT, Inc. (REIT)	5,000	131,950
Cominar REIT (REIT)	8,000	73,932
Condor Hospitality Trust, Inc. (REIT)*	13,500	—
CorePoint Lodging, Inc. (REIT)*	44,000	690,800
CyrusOne, Inc. (REIT)	24,500	2,198,140
Monmouth Real Estate Investment Corp. (REIT)	500	10,505
Ryman Hospitality Properties, Inc. (REIT)*	11,000	1,011,560

		4,672,759

Real Estate Management & Development (0.0%)
Corem Property Group AB, Class B	10,000	36,133
S IMMO AG	1,000	24,762

		60,895

Total Real Estate		4,733,654

Utilities (8.7%)
Electric Utilities (4.8%)
Evergy, Inc.	28,000	1,921,080
PNM Resources, Inc.	161,500	7,366,015
Portland General Electric Co.	11,000	582,120

		9,869,215

Gas Utilities (2.3%)
Macquarie Infrastructure Holdings LLC	108,000	394,200
National Fuel Gas Co.	50,000	3,197,000
Southwest Gas Holdings, Inc.	15,000	1,050,750

		4,641,950

Independent Power and Renewable Electricity Producers (0.1%)
Alerion Cleanpower SpA (x)	8,000	269,142

Multi-Utilities (0.6%)
Avista Corp.	27,000	1,147,230

Water Utilities (0.9%)
Severn Trent plc	45,000	1,795,010

Total Utilities		17,722,547

Total Common Stocks (71.3%) (Cost $131,650,292)		144,767,909

PREFERRED STOCK:
Industrials (0.2%)
Industrial Conglomerates (0.2%)
Steel Partners Holdings LP 6.000%	15,000	366,600

Total Preferred Stock (0.2%) (Cost $270,047)		366,600

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Staples (0.0%)
Food Products (0.0%)
Contraf-Nicotex-Tobacco GmbH, CVR (r)*	15,000	5,625

Total Consumer Staples		5,625

Health Care (0.1%)
Biotechnology (0.1%)
Achillion Pharmaceuticals, Inc., CVR (r)(x)*	21,000	7,245
Adamas Pharmaceuticals, Inc., CVR*	108,000	5,400
Alder Biopharmaceuticals, Inc., CVR (r)(x)*	10,000	6,600
Ambit Biosciences Corp., CVR (r)*	20,000	25,350
Clementia Pharmaceuticals, Inc., CVR (r)*	40,000	40,500
Tobira Therapeutics, Inc., CVR (r)(x)*	15,000	—

		85,095

Pharmaceuticals (0.0%)
Ocera Therapeutics, Inc., CVR (r)*	16,000	2,720

Total Health Care		87,815

Information Technology (0.0%)
IT Services (0.0%)
Flexion, Inc., CVR*	1,000	630

Total Information Technology		630

Total Rights (0.1%) (Cost $7,865)		94,070

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (23.7%)
JPMorgan Prime Money Market Fund, IM Shares	48,091,716	$48,110,953

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.8%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $24,455, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $24,948. (xx)	$24,455	24,455
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $504,496, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $514,585. (xx)	504,495	504,495
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $1,000,039, collateralized by various Common Stocks; total market value $1,111,322. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $100,001, collateralized by various Common Stocks; total market value $110,536. (xx)	100,000	100,000

Total Repurchase Agreements		1,628,950

Total Short-Term Investments (24.5%) (Cost $49,725,823)		49,739,903

Total Investments in Securities (96.1%) (Cost $181,654,027)		194,968,482
Other Assets Less Liabilities (3.9%)		7,887,643

Net Assets (100%)		$202,856,125

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $1,122,543 or 0.6% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $2,645,643. This was collateralized by $1,224,967 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.875%, maturing 1/6/22 - 5/15/51 and by cash of $1,628,950 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Communication Services	$19,101,451	$2,107,272	$—		$21,208,723
Consumer Discretionary	9,287,904	2,672,499	—		11,960,403
Consumer Staples	1,662,396	67,779	—		1,730,175
Energy	308,376	—	—		308,376
Financials	12,296,902	522,153	—		12,819,055
Health Care	9,409,566	2,204,159	—	(b)	11,613,725
Industrials	27,577,987	1,182,150	124,381		28,884,518
Information Technology	18,696,374	1,673,975	—		20,370,349
Materials	13,416,384	—	—		13,416,384
Real Estate	4,116,887	616,767	—		4,733,654
Utilities	15,658,395	2,064,152	—		17,722,547
Preferred Stock
Industrials	366,600	—	—		366,600
Rights
Consumer Staples	—	—	5,625		5,625
Health Care	—	5,400	82,415		87,815
Information Technology	—	630	—		630
Short-Term Investments
Investment Company	48,110,953	—	—		48,110,953
Repurchase Agreements	—	1,628,950	—		1,628,950

Total Assets	$180,010,175	$14,745,886	$212,421		$194,968,482

Total Liabilities	$—	$—	$—		$—

Total	$180,010,175	$14,745,886	$212,421		$194,968,482

(a)	A security with a market value of $124,381 transferred from Level 2 to Level 3 at the end of the period due to unobservable market inputs.
(b)	Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$262,013,504
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$256,216,645

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,999,054
Aggregate gross unrealized depreciation	(13,802,303)

Net unrealized appreciation	$13,196,751

Federal income tax cost of investments in securities and derivative instruments, if applicable	$181,771,731

For the year ended December 31, 2021, the Portfolio incurred approximately $1,991 as brokerage commissions with G. Research, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $180,025,077)	$193,339,532
Repurchase Agreements (Cost $1,628,950)	1,628,950
Cash	7,501,677
Foreign cash (Cost $15,176)	15,176
Receivable for securities sold	2,746,500
Dividends, interest and other receivables	135,092
Due from Custodian	74,981
Receivable for Portfolio shares sold	25,441
Securities lending income receivable	3,419
Other assets	764

Total assets	205,471,532

LIABILITIES
Payable for return of collateral on securities loaned	1,628,950
Payable for securities purchased	674,665
Investment management fees payable	144,014
Payable for Portfolio shares redeemed	61,696
Distribution fees payable – Class IB	35,015
Administrative fees payable	15,531
Distribution fees payable – Class IA	2,118
Trustees’ fees payable	381
Accrued expenses	53,037

Total liabilities	2,615,407

NET ASSETS	$202,856,125

Net assets were comprised of:
Paid in capital	$187,896,222
Total distributable earnings (loss)	14,959,903

Net assets	$202,856,125

Class IA
Net asset value, offering and redemption price per share, $9,996,625 / 777,259 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.86

Class IB
Net asset value, offering and redemption price per share, $166,650,444 / 13,035,636 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.78

Class K
Net asset value, offering and redemption price per share, $26,209,056 / 2,014,783 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.01

(x)	Includes value of securities on loan of $2,645,643.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $32,326 foreign withholding tax)	$3,218,192
Income from non-cash dividends	287,309
Interest	4,080
Securities lending (net)	33,378

Total income	3,542,959

EXPENSES
Investment management fees	1,828,436
Distribution fees – Class IB	414,005
Administrative fees	186,574
Professional fees	53,409
Custodian fees	42,900
Printing and mailing expenses	25,814
Distribution fees – Class IA	25,483
Trustees’ fees	5,736
Miscellaneous	2,860

Gross expenses	2,585,217
Less: Waiver from investment manager	(113,653)

Net expenses	2,471,564

NET INVESTMENT INCOME (LOSS)	1,071,395

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	16,922,855
Foreign currency transactions	(24,888)

Net realized gain (loss)	16,897,967

Change in unrealized appreciation (depreciation) on:
Investments in securities	3,950,533
Foreign currency translations	(2,503)

Net change in unrealized appreciation (depreciation)	3,948,030

NET REALIZED AND UNREALIZED GAIN (LOSS)	20,845,997

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,917,392

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,071,395	$(181,346)
Net realized gain (loss)	16,897,967	(6,341,391)
Net change in unrealized appreciation (depreciation)	3,948,030	2,633,938

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,917,392	(3,888,799)

Distributions to shareholders:
Class IA	(335,059)	(16,460)
Class IB	(5,568,371)	(272,806)
Class K	(915,830)	(97,884)

Total distributions to shareholders	(6,819,260)	(387,150)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 83,557 and 58,138 shares, respectively ]	1,069,253	646,019
Capital shares issued in reinvestment of dividends and distributions [ 26,386 and 1,393 shares, respectively ]	335,059	16,460
Capital shares repurchased [ (157,926) and (195,614) shares, respectively ]	(2,025,360)	(2,142,470)

Total Class IA transactions	(621,048)	(1,479,991)

Class IB
Capital shares sold [ 965,948 and 840,530 shares, respectively ]	12,378,213	9,238,194
Capital shares issued in reinvestment of dividends and distributions [ 441,162 and 23,219 shares, respectively ]	5,568,371	272,806
Capital shares repurchased [ (2,054,415) and (2,103,383) shares, respectively ]	(26,078,196)	(22,986,170)

Total Class IB transactions	(8,131,612)	(13,475,170)

Class K
Capital shares sold [ 209,705 and 919,961 shares, respectively ]	2,654,169	10,258,112
Capital shares issued in reinvestment of dividends and distributions [ 71,316 and 8,196 shares, respectively ]	915,830	97,884
Capital shares repurchased [ (345,927) and (551,369) shares, respectively ]	(4,575,931)	(6,024,479)

Total Class K transactions	(1,005,932)	4,331,517

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(9,758,592)	(10,623,644)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,339,540	(14,899,593)
NET ASSETS:
Beginning of year	197,516,585	212,416,178

End of year	$202,856,125	$197,516,585

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021		2020		2019		2018		2017
Net asset value, beginning of year	$11.95		$12.13		$11.84		$13.00		$12.95

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	(5)(6)	(0.01	)(4)	0.48	(3)	0.17	(2)	0.01	(1)
Net realized and unrealized gain (loss)	1.30		(0.15)		0.53		(0.79)		0.77

Total from investment operations	1.36		(0.16)		1.01		(0.62)		0.78

Less distributions:
Dividends from net investment income	(0.09)		(0.02)		(0.51)		(0.19)		—	#
Distributions from net realized gains	(0.36)		—		(0.04)		(0.35)		(0.73)
Return of capital	—		—		(0.17)		—		—

Total dividends and distributions	(0.45)		(0.02)		(0.72)		(0.54)		(0.73)

Net asset value, end of year	$12.86		$11.95		$12.13		$11.84		$13.00

Total return	11.36%		(1.32)%		8.62%		(4.85)%		6.14	%(gg)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,997		$9,860		$11,656		$11,854		$13,541
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.25%		1.31%		1.31%		1.31%		1.32%
Before waivers and reimbursements (f)	1.31%		1.32%		1.31%		1.31%		1.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.46	%(cc)(ii)	(0.12	)%(bb)	3.89	%(hh)	1.33	%(aa)	0.07	%(ff)
Before waivers and reimbursements (f)	0.40	%(cc)(ii)	(0.13	)%(bb)	3.89	%(hh)	1.33	%(aa)	0.07	%(ff)
Portfolio turnover rate^	190%		213%		184%		175%		138%

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$11.88		$12.06		$11.77		$12.93		$12.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	(5)(6)	(0.01	)(4)	0.49	(3)	0.17	(2)	0.01	(1)
Net realized and unrealized gain (loss)	1.29		(0.15)		0.52		(0.79)		0.77

Total from investment operations	1.35		(0.16)		1.01		(0.62)		0.78

Less distributions:
Dividends from net investment income	(0.09)		(0.02)		(0.51)		(0.19)		—	#
Distributions from net realized gains	(0.36)		—		(0.04)		(0.35)		(0.73)
Return of capital	—		—		(0.17)		—		—

Total dividends and distributions	(0.45)		(0.02)		(0.72)		(0.54)		(0.73)

Net asset value, end of year	$12.78		$11.88		$12.06		$11.77		$12.93

Total return	11.34%		(1.33)%		8.67%		(4.88)%		6.17	%(gg)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$166,650		$162,540		$179,897		$181,045		$205,054
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.25%		1.31%		1.31%		1.31%		1.32%
Before waivers and reimbursements (f)	1.31%		1.32%		1.31%		1.31%		1.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.49	%(cc)(ii)	(0.12	)%(bb)	3.96	%(hh)	1.35	%(aa)	0.07	%(ff)
Before waivers and reimbursements (f)	0.44	%(cc)(ii)	(0.14	)%(bb)	3.96	%(hh)	1.35	%(aa)	0.07	%(ff)
Portfolio turnover rate^	190%		213%		184%		175%		138%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	2021		2020		2019		2018		2017
Net asset value, beginning of year	$12.08		$12.25		$11.95		$13.12		$13.06

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	(5)(6)	0.01	(4)	0.54	(3)	0.21	(2)	0.04	(1)
Net realized and unrealized gain (loss)	1.31		(0.13)		0.52		(0.81)		0.79

Total from investment operations	1.41		(0.12)		1.06		(0.60)		0.83

Less distributions:
Dividends from net investment income	(0.12)		(0.05)		(0.54)		(0.22)		(0.04)
Distributions from net realized gains	(0.36)		—		(0.04)		(0.35)		(0.73)
Return of capital	—		—		(0.18)		—		—

Total dividends and distributions	(0.48)		(0.05)		(0.76)		(0.57)		(0.77)

Net asset value, end of year	$13.01		$12.08		$12.25		$11.95		$13.12

Total return	11.65%		(1.00)%		8.89%		(4.64)%		6.42	%(gg)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$26,209		$25,116		$20,863		$19,942		$20,653
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00%		1.05%		1.06%		1.05%		1.07%
Before waivers and reimbursements (f)	1.06%		1.07%		1.06%		1.05%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.76	%(cc)(ii)	0.10	%(bb)	4.29	%(hh)	1.58	%(aa)	0.32	%(ff)
Before waivers and reimbursements (f)	0.70	%(cc)(ii)	0.08	%(bb)	4.29	%(hh)	1.58	%(aa)	0.32	%(ff)
Portfolio turnover rate^	190%		213%		184%		175%		138%
#	Per share amount is less than $0.005.
(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.01), $(0.01) and $0.03 for Class IA, Class IB and Class K, respectively.
(2)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.07, $0.07 and $0.11 for Class IA, Class IB and Class K, respectively.
(3)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.04, $0.05 and $0.09 for Class IA, Class IB and Class K, respectively.
(4)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.05), $(0.05)and $(0.03)for Class IA, Class IB and Class K, respectively.
(5)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.02, $0.02 and $0.05 for Class IA, Class IB and Class K, respectively.
(6)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.04, $0.04 and $0.08 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.77% lower.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.32% lower.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.34% lower.
(ff)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.12% lower.
(gg)	Includes a litigation payment. Without this payment, the total return would have been 5.57% for Class IA, 5.60% for Class IB and 5.85% for Class K.
(hh)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 3.56% lower.
(ii)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.14% lower.

See Notes to Financial Statements.

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	25.14%	10.62%	12.53%
Portfolio – Class IB Shares	25.15	10.62	12.52
Portfolio – Class K Shares	25.45	10.90	12.81
Russell 2000® Value Index	28.27	9.07	12.03

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.15% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned 28.27% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio’s exposure to Industrial companies provided the largest relative and absolute contribution to return for the trailing year. These cyclical businesses reversed initial underperformance in the early stages of the pandemic, benefiting from a cyclical upturn and infrastructure spending as the economic reopening continued in 2021.

•

Despite some profit taking in the stock during the fourth quarter, one of the Portfolio’s largest positions, Herc Holdings, an equipment rental supplier, more than doubled during 2021 following very robust performance in the second half of 2020. The company hosted an investor day in late September where it highlighted positive secular growth trends in the rental equipment industry. Herc management expressed the favorable potential to grow their rental revenue by an impressive 12-15% alongside improving profit margins over the next three to five years. The company has undertaken a significant transformation following its spin-off from Hertz in 2016, and is well positioned for the spending boom that we are likely to experience, benefiting our roads, bridges, tunnels, airports and other infrastructure.

•

Shares of leading regional supermarket chain Ingles Markets also more than doubled during the period as the spread of the Delta and Omicron COVID variants encouraged consumers to transition back to eating more meals at home. In addition, an increase in work-from-home in early 2022 could provide a further tailwind for the supermarket industry. Long term, Ingles Markets could benefit from an increase to more permanent working-from-home and improved cooking aptitude among consumers.

What hurt performance during the year:

•

The Portfolio’s underweighting in Financials was its largest relative detractor from performance during the year as the economic recovery and outlook for higher interest rates benefited these companies. The Federal Reserve quickened its taper of bond purchases and signaled additional rate hikes in the next two years.

•

The Portfolio’s systemic underweight to Energy due to our general avoidance of purely commodity driven businesses also detracted from relative performance during the year. Crude oil prices rose more than 55% over the trailing year, fueled by a series of supply shortages and rising demand against the backdrop of a re-opening economy.

•

The Portfolio’s lower exposure to Technology companies was a slight detractor from performance during the year. Technology stocks benefited from accelerating adoption of digital goods and services as consumers relied more on internet infrastructure to perform many of the activities normally reserved for the physical world over this period. How these stocks perform in a sustained economic recovery, especially when under increasing government scrutiny, remains a question.

Portfolio Positioning and Outlook — GAMCO Asset Management, Inc.

As foreshadowed, rising rates and inflation could finally bring a regime change. After several false starts, a

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

rotation from Growth to Value may finally gain traction and provide a tailwind for the appreciation of the undervalued, cash generative entities we favor. Our style should benefit from two themes. First, an inflationary environment favors companies possessing pricing power and significant sunk and/or fixed costs. Holdings including broadband providers, waste handling firms, sports franchises and branded goods companies fit that bill. Second, after years of reinvestment, many formerly disrupted incumbents are poised to innovate their own way to growth. We are excited to watch the inflection of the growth trajectories of companies in streaming, wireless, electric cars and trucks, and direct-to-consumer, among others.

The hopeful, positive tone we sounded at year-end 2020 proved well founded. Based on the available epidemiological data and our observations about the societal response function, we think we are truly close to the end of this unwelcome pandemic. For us, 2021 was about getting back into in-person routines; that will accelerate in 2022. The circumstances have changed over the last year, but we now see more — not fewer — opportunities to continue to invest capital at attractive rates of return.

Sector Weightings as of December 31, 2021	% of Net Assets
Industrials	42.1%
Consumer Discretionary	14.2
Communication Services	8.1
Materials	7.8
Consumer Staples	5.0
Health Care	5.0
Utilities	4.4
Financials	4.2
Real Estate	3.5
Information Technology	3.3
Repurchase Agreements	1.9
Energy	0.8
Cash and Other	(0.3)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,072.60	$5.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.94	5.31
Class IB
Actual	1,000.00	1,072.80	5.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.94	5.31
Class K
Actual	1,000.00	1,074.10	4.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.21	4.04

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.04%, 1.04% and 0.79%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (8.1%)
Diversified Telecommunication Services (1.0%)
Anterix, Inc.*	3,900	$229,164
Consolidated Communications Holdings, Inc.*	37,000	276,760
EchoStar Corp., Class A*	30,000	790,500
Iridium Communications, Inc.*	292,000	12,056,680
Liberty Global plc, Class A*	97,471	2,703,846
Liberty Global plc, Class C*	230,000	6,460,700
Liberty Latin America Ltd., Class A*	50,000	583,000
Liberty Latin America Ltd., Class C*	8,920	101,688
Telesat Corp.*	270,000	7,740,900
Verizon Communications, Inc.	90,000	4,676,400

		35,619,638

Entertainment (3.3%)
IMAX Corp.*	58,000	1,034,720
Liberty Media Corp.-Liberty Braves, Class A*	355,000	10,206,250
Liberty Media Corp.-Liberty Braves, Class C (x)*	150,000	4,215,000
Live Nation Entertainment, Inc.*	279,500	33,453,355
Madison Square Garden Entertainment Corp.*	309,707	21,784,790
Madison Square Garden Sports Corp.*	177,000	30,750,210
Marcus Corp. (The) (x)*	525,000	9,376,500
Reading International, Inc., Class A*	170,000	686,800
Reading International, Inc., Class B*	11,000	253,000
Take-Two Interactive Software, Inc.*	58,500	10,396,620
World Wrestling Entertainment, Inc., Class A	29,000	1,430,860

		123,588,105

Interactive Media & Services (0.0%)
Cars.com, Inc.*	22,000	353,980

Media (3.2%)
AMC Networks, Inc., Class A*	56,000	1,928,640
Beasley Broadcast Group, Inc., Class A*‡	537,000	1,014,930
Clear Channel Outdoor Holdings, Inc.*	1,050,000	3,475,500
Corus Entertainment, Inc., Class B	345,000	1,298,233
Discovery, Inc., Class A (x)*	11,500	270,710
Discovery, Inc., Class C*	35,000	801,500
DISH Network Corp., Class A*	18,974	615,517
EW Scripps Co. (The), Class A*	2,082,000	40,286,700
Gray Television, Inc.	319,300	6,437,088
Gray Television, Inc., Class A	40,000	735,600
Grupo Televisa SAB (ADR)	175,000	1,639,750
Interpublic Group of Cos., Inc. (The)	770,000	28,836,500
Nexstar Media Group, Inc., Class A	35,000	5,284,300

Salem Media Group, Inc. (x)*	175,000	535,500
Sinclair Broadcast Group, Inc., Class A	467,114	12,345,823
Sirius XM Holdings, Inc. (x)	1,000,000	6,350,000
Townsquare Media, Inc., Class A*	185,100	2,467,383
WideOpenWest, Inc.*	330,000	7,101,600

		121,425,274

Wireless Telecommunication Services (0.6%)
Gogo, Inc. (x)*	254,000	3,436,620
Rogers Communications, Inc., Class B (x)	200,000	9,526,000
Shenandoah Telecommunications Co.	107,536	2,742,168
Telephone and Data Systems, Inc.	120,000	2,418,000
United States Cellular Corp.*	95,000	2,994,400
VEON Ltd. (ADR)*	800,000	1,368,000

		22,485,188

Total Communication Services		303,472,185

Consumer Discretionary (14.1%)
Auto Components (2.8%)
BorgWarner, Inc.	246,000	11,087,220
Brembo SpA	1,000,088	14,266,661
Dana, Inc.	1,185,035	27,042,499
Garrett Motion, Inc. (x)*	325,000	2,609,750
Garrett Motion, Inc. Series A (r)*	135,916	1,082,027
Gentex Corp.	190,000	6,621,500
Modine Manufacturing Co.*	1,157,000	11,674,130
Standard Motor Products, Inc.	210,800	11,043,812
Stoneridge, Inc.*	249,365	4,922,465
Strattec Security Corp.*‡	222,705	8,244,539
Superior Industries International, Inc.*	72,000	322,560
Tenneco, Inc., Class A*	405,000	4,576,500

		103,493,663

Automobiles (0.2%)
Thor Industries, Inc.	4,000	415,080
Winnebago Industries, Inc.	98,000	7,342,160

		7,757,240

Distributors (0.1%)
Uni-Select, Inc.*	214,000	4,354,607

Diversified Consumer Services (0.0%)
Universal Technical Institute, Inc.*	198,000	1,548,360

Hotels, Restaurants & Leisure (3.4%)
Biglari Holdings, Inc., Class A*‡	12,000	8,340,000
Boyd Gaming Corp.*	638,000	41,833,660
Canterbury Park Holding Corp.*‡	327,000	5,644,020
Cheesecake Factory, Inc. (The)*	130,000	5,089,500
Churchill Downs, Inc.	105,000	25,294,500
Cracker Barrel Old Country Store, Inc.	6,000	771,840
Denny’s Corp.*	385,080	6,161,280

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Full House Resorts, Inc.*	435,000	$5,267,850
GAN Ltd. (x)*	52,000	477,880
Golden Entertainment, Inc.*	142,800	7,215,684
Inspired Entertainment, Inc.*	12,000	155,520
International Game Technology plc (x)	60,000	1,734,600
Las Vegas Sands Corp.*	88,500	3,331,140
Nathan’s Famous, Inc.	188,515	11,007,391
Rock Field Co. Ltd. (x)	213,000	2,788,646

		125,113,511

Household Durables (2.8%)
Bassett Furniture Industries, Inc.	412,700	6,920,979
Cavco Industries, Inc.*	160,000	50,824,000
Ethan Allen Interiors, Inc.	35,000	920,150
Hunter Douglas NV*	20,300	3,979,809
La-Z-Boy, Inc.	280,000	10,166,800
Lennar Corp., Class B	105,000	10,040,100
Lifetime Brands, Inc.	11,000	175,670
Nobility Homes, Inc.	160,087	5,282,871
Skyline Champion Corp.*	196,000	15,480,080

		103,790,459

Internet & Direct Marketing Retail (0.4%)
1-800-Flowers.com, Inc., Class A*	535,000	12,502,950
Lands’ End, Inc.*	100,000	1,963,000

		14,465,950

Leisure Products (0.3%)
American Outdoor Brands, Inc.*	17,000	338,810
Brunswick Corp.	57,000	5,741,610
Johnson Outdoors, Inc., Class A	15,000	1,405,350
Marine Products Corp. (x)	265,700	3,321,250
Universal Entertainment Corp.*	55,000	1,167,130

		11,974,150

Specialty Retail (3.8%)
Aaron’s Co., Inc. (The)	57,000	1,405,050
AutoNation, Inc.*	410,000	47,908,500
Big 5 Sporting Goods Corp. (x)	50,000	950,500
Bowlin Travel Centers, Inc.*	76,500	382,500
Monro, Inc.	117,000	6,817,590
O’Reilly Automotive, Inc.*	10,000	7,062,300
Penske Automotive Group, Inc.	455,000	48,785,100
Pets at Home Group plc	260,000	1,636,442
Sally Beauty Holdings, Inc.*	570,929	10,539,349
Tractor Supply Co.	66,500	15,866,900

		141,354,231

Textiles, Apparel & Luxury Goods (0.3%)
Hanesbrands, Inc.	150,000	2,508,000
Movado Group, Inc.	200,000	8,366,000
Wolverine World Wide, Inc.	53,500	1,541,335

		12,415,335

Total Consumer Discretionary		526,267,506

Consumer Staples (5.0%)
Beverages (0.8%)
Boston Beer Co., Inc. (The), Class A*	5,800	2,929,580
Brown-Forman Corp., Class A	87,000	5,897,730
Crimson Wine Group Ltd.*	368,000	3,036,000
Davide Campari-Milano NV	430,000	6,293,230
Primo Water Corp.	710,000	12,517,300

		30,673,840

Food & Staples Retailing (1.7%)
Casey’s General Stores, Inc.	19,000	3,749,650
Ingles Markets, Inc., Class A‡	626,500	54,092,010
Village Super Market, Inc., Class A	145,024	3,392,111
Weis Markets, Inc.	52,999	3,491,574

		64,725,345

Food Products (1.2%)
Calavo Growers, Inc.	69,000	2,925,600
Farmer Bros Co.*	500,000	3,725,000
Flowers Foods, Inc.	60,000	1,648,200
Hain Celestial Group, Inc. (The)*	130,000	5,539,300
Ingredion, Inc.	19,500	1,884,480
J & J Snack Foods Corp.	45,000	7,108,200
John B Sanfilippo & Son, Inc.	17,000	1,532,720
Landec Corp.*	66,000	732,600
Lifeway Foods, Inc.*	30,000	141,600
Limoneira Co.	75,000	1,125,000
Maple Leaf Foods, Inc.	130,000	3,007,075
Post Holdings, Inc.*	100,000	11,273,000
Tootsie Roll Industries, Inc.	86,000	3,115,780

		43,758,555

Household Products (1.1%)
Church & Dwight Co., Inc.	100,000	10,250,000
Energizer Holdings, Inc.	150,000	6,015,000
Oil-Dri Corp. of America‡	425,955	13,941,507
WD-40 Co.	40,000	9,785,600

		39,992,107

Personal Products (0.2%)
BellRing Brands, Inc., Class A (x)*	27,000	770,310
Edgewell Personal Care Co.	132,000	6,033,720
United-Guardian, Inc.	140,000	2,296,000

		9,100,030

Total Consumer Staples		188,249,877

Energy (0.8%)
Energy Equipment & Services (0.4%)
Dril-Quip, Inc.*	383,375	7,544,820
KLX Energy Services Holdings, Inc. (x)*	16,000	49,600
Oceaneering International, Inc.*	135,000	1,526,850
RPC, Inc.*	1,424,000	6,464,960

		15,586,230

Oil, Gas & Consumable Fuels (0.4%)
CNX Resources Corp.*	190,000	2,612,500
Navigator Holdings Ltd.*	360,000	3,193,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

ONEOK, Inc.	138,000	$8,108,880

		13,914,580

Total Energy		29,500,810

Financials (4.2%)
Banks (2.2%)
Ameris Bancorp	37,000	1,838,160
Atlantic Capital Bancshares, Inc.*	54,000	1,553,580
Atlantic Union Bankshares Corp.	12,000	447,480
Cadence Bank	37,800	1,126,062
Colony Bankcorp, Inc.	12,000	204,840
Eagle Bancorp, Inc.	60,000	3,500,400
FB Financial Corp.	12,000	525,840
First Bancorp (Nasdaq Stock Exchange)	10,000	457,200
First Bancorp (Quotrix Stock Exchange)	84,000	1,157,520
First Busey Corp.	28,500	772,920
First Horizon Corp.	68,000	1,110,440
Flushing Financial Corp.	628,000	15,260,400
FNB Corp.	46,000	557,980
Hope Bancorp, Inc.	570,000	8,384,700
Huntington Bancshares, Inc.	250,000	3,855,000
OceanFirst Financial Corp.	61,500	1,365,300
Peapack-Gladstone Financial Corp.	12,000	424,800
Primis Financial Corp.	11,000	165,440
Renasant Corp.	22,000	834,900
Sandy Spring Bancorp, Inc.	68,000	3,269,440
Seacoast Banking Corp. of Florida	37,000	1,309,430
ServisFirst Bancshares, Inc.	26,000	2,208,440
Southern First Bancshares, Inc.*	19,000	1,187,310
SouthState Corp.	12,500	1,001,375
Sterling Bancorp	746,000	19,239,340
SVB Financial Group*	4,500	3,052,080
Synovus Financial Corp.	75,000	3,590,250
Thomasville Bancshares, Inc.	15,960	1,029,420
Towne Bank	11,000	347,490
Trustmark Corp.	12,000	389,520
United Community Banks, Inc.	23,000	826,620

		80,993,677

Capital Markets (1.7%)
BKF Capital Group, Inc.*	13,000	156,000
Charles Schwab Corp. (The)	75,000	6,307,500
Cohen & Steers, Inc.	280,000	25,902,800
Federated Hermes, Inc.	80,000	3,006,400
GAM Holding AG*	435,000	649,254
Janus Henderson Group plc	254,500	10,673,730
KKR & Co., Inc.	150,000	11,175,000
PJT Partners, Inc., Class A	82,000	6,075,380
Post Holdings Partnering Corp., Class A*	50,000	490,000
Pzena Investment Management, Inc., Class A	80,000	757,600
Wright Investors’ Service Holdings, Inc.*	130,000	37,700

		65,231,364

Consumer Finance (0.1%)
Medallion Financial Corp.*	175,000	1,015,000
PROG Holdings, Inc.*	77,739	3,506,806

		4,521,806

Diversified Financial Services (0.0%)
Compass Diversified Holdings	15,000	458,700

Insurance (0.2%)
Alleghany Corp.*	3,000	2,002,770
Argo Group International Holdings Ltd.	70,000	4,067,700

		6,070,470

Thrifts & Mortgage Finance (0.0%)
Capitol Federal Financial, Inc.	34,000	385,220
Crazy Woman Creek Bancorp, Inc.	14,000	343,700

		728,920

Total Financials		158,004,937

Health Care (5.0%)
Biotechnology (0.1%)
Invitae Corp.*	100,000	1,527,000
OPKO Health, Inc.*	200,000	962,000

		2,489,000

Health Care Equipment & Supplies (4.1%)
Align Technology, Inc.*	300	197,155
Biolase, Inc.*	1	—
Cardiovascular Systems, Inc.*	30,000	563,400
CONMED Corp.	58,000	8,222,080
Cooper Cos., Inc. (The)	14,000	5,865,160
Cutera, Inc.*	715,000	29,543,800
Dexcom, Inc.*	13,000	6,980,350
Heska Corp.*	19,000	3,467,310
ICU Medical, Inc.*	21,000	4,984,140
IntriCon Corp.*	263,400	4,259,178
Masimo Corp.*	87,500	25,618,250
Meridian Bioscience, Inc.*	230,000	4,692,000
Neogen Corp.*	40,000	1,816,400
Neuronetics, Inc.*	57,500	256,450
NuVasive, Inc.*	150,000	7,872,000
Orthofix Medical, Inc.*	64,000	1,989,760
Quidel Corp.*	163,000	22,003,370
STERIS plc	88,500	21,541,785
Surmodics, Inc.*	55,000	2,648,250

		152,520,838

Health Care Providers & Services (0.3%)
Chemed Corp.	2,500	1,322,600
Covetrus, Inc.*	30,000	599,100
Henry Schein, Inc.*	20,000	1,550,600
Patterson Cos., Inc.	335,000	9,832,250

		13,304,550

Health Care Technology (0.1%)
Evolent Health, Inc., Class A*	85,000	2,351,950
Teladoc Health, Inc.*	10,000	918,200

		3,270,150

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Life Sciences Tools & Services (0.4%)
Bio-Rad Laboratories, Inc., Class A*	20,000	$15,111,400

Pharmaceuticals (0.0%)
Cassava Sciences, Inc.*	1	44

Total Health Care		186,695,982

Industrials (42.1%)
Aerospace & Defense (5.5%)
AAR Corp.*	110,000	4,293,300
Aerojet Rocketdyne Holdings, Inc.	1,490,000	69,672,400
Astronics Corp.*	10,000	120,000
Astronics Corp., Class B (x)*	30,000	360,300
Curtiss-Wright Corp.	164,000	22,741,880
Ducommun, Inc.*	102,000	4,770,540
HEICO Corp.	120,900	17,436,198
HEICO Corp., Class A	3,000	385,560
Innovative Solutions and Support, Inc.*	107,500	705,200
Kaman Corp.	1,117,500	48,220,125
Moog, Inc., Class A	67,000	5,424,990
Moog, Inc., Class B	34,021	2,754,680
Park Aerospace Corp.	656,000	8,659,200
Textron, Inc.	286,000	22,079,200

		207,623,573

Building Products (2.1%)
A O Smith Corp.	78,000	6,696,300
Armstrong Flooring, Inc.*	650,000	1,287,000
Fortune Brands Home & Security, Inc.	10,000	1,069,000
Gibraltar Industries, Inc.*	33,000	2,200,440
Griffon Corp.	2,000,000	56,960,000
Johnson Controls International plc	112,000	9,106,720

		77,319,460

Commercial Services & Supplies (4.6%)
ACCO Brands Corp.	155,000	1,280,300
Casella Waste Systems, Inc., Class A*	132,000	11,275,440
IAA, Inc.*	425,000	21,513,500
KAR Auction Services, Inc.*	480,000	7,497,600
Kimball International, Inc., Class B	200,000	2,046,000
Loomis AB	220,000	5,860,207
Matthews International Corp., Class A	549,100	20,135,497
Republic Services, Inc.	341,000	47,552,450
Rollins, Inc.	1,540,000	52,683,400
Team, Inc.*	1,070,000	1,166,300

		171,010,694

Construction & Engineering (0.2%)
Arcosa, Inc.	100,000	5,270,000
Granite Construction, Inc.	15,000	580,500
Valmont Industries, Inc.	10,000	2,505,000

		8,355,500

Electrical Equipment (2.4%)
Allied Motion Technologies, Inc.	60,016	2,189,984
AMETEK, Inc.	332,000	48,817,280
AZZ, Inc.	178,000	9,841,620
Rockwell Automation, Inc.	87,500	30,524,375
Vicor Corp.*	1,500	190,470

		91,563,729

Industrial Conglomerates (0.3%)
Roper Technologies, Inc.	26,500	13,034,290

Machinery (19.1%)
Albany International Corp., Class A	36,000	3,184,200
Altra Industrial Motion Corp.	38,000	1,959,660
Astec Industries, Inc.	450,000	31,171,500
Chart Industries, Inc.*	130,000	20,733,700
CIRCOR International, Inc.*	650,000	17,667,000
CNH Industrial NV (x)	2,690,000	52,266,700
Commercial Vehicle Group, Inc.*	125,000	1,007,500
Crane Co.	552,000	56,154,960
Donaldson Co., Inc.	211,000	12,503,860
Eastern Co. (The)	265,039	6,668,381
Enerpac Tool Group Corp.	33,000	669,240
EnPro Industries, Inc.	420,000	46,229,400
Federal Signal Corp.	511,500	22,168,410
Flowserve Corp.	104,000	3,182,400
Franklin Electric Co., Inc.	250,000	23,640,000
Gencor Industries, Inc.*	45,332	522,678
Gorman-Rupp Co. (The)	430,000	19,156,500
Graco, Inc.	440,000	35,472,800
Graham Corp.	50,000	622,000
Hyster-Yale Materials Handling, Inc.	180,000	7,398,000
IDEX Corp.	89,000	21,032,480
Interpump Group SpA	215,000	15,775,910
Kennametal, Inc.	206,000	7,397,460
L B Foster Co., Class A*	420,000	5,775,000
Lincoln Electric Holdings, Inc.	94,000	13,110,180
Lindsay Corp.	60,000	9,120,000
LS Starrett Co. (The), Class A*‡	442,000	4,132,700
Manitowoc Co., Inc. (The)*	34,000	632,060
Middleby Corp. (The)*	4,800	944,448
Mueller Industries, Inc.	1,545,000	91,711,200
Mueller Water Products, Inc., Class A	1,360,000	19,584,000
Nordson Corp.	40,000	10,210,800
Park-Ohio Holdings Corp.	542,020	11,474,563
Shyft Group, Inc. (The)	280,000	13,756,400
Standex International Corp.	81,000	8,963,460
Tennant Co.	344,200	27,893,968
Toro Co. (The)	47,000	4,695,770
Trinity Industries, Inc.	430,000	12,986,000
Twin Disc, Inc.*	515,000	5,644,400
Watts Water Technologies, Inc., Class A	286,000	55,532,620
Welbilt, Inc.*	80,000	1,901,600
Woodward, Inc.	82,000	8,975,720

		713,629,628

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Trading Companies & Distributors (7.9%)
GATX Corp.	868,000	$90,436,920
H&E Equipment Services, Inc.	22,000	973,940
Herc Holdings, Inc.	923,500	144,573,925
Lawson Products, Inc.*	100,000	5,475,000
McGrath RentCorp	23,000	1,845,980
Rush Enterprises, Inc., Class B‡	747,000	40,315,590
Titan Machinery, Inc.*	60,000	2,021,400
United Rentals, Inc.*	27,000	8,971,830

		294,614,585

Total Industrials		1,577,151,459

Information Technology (3.3%)
Communications Equipment (0.0%)
Communications Systems, Inc. (x)	460,000	1,104,000

Electronic Equipment, Instruments & Components (1.9%)
Badger Meter, Inc.	107,000	11,401,920
Bel Fuse, Inc., Class A (x)‡	165,500	2,391,475
Bel Fuse, Inc., Class B	20,000	258,600
CTS Corp.	1,000,000	36,720,000
Daktronics, Inc.*	145,000	732,250
Itron, Inc.*	65,000	4,453,800
Landis+Gyr Group AG*	16,000	1,084,285
Littelfuse, Inc.	47,200	14,852,896
Napco Security Technologies, Inc.*	8,800	439,824
Trans-Lux Corp.*	120,060	62,491

		72,397,541

IT Services (0.1%)
Alithya Group, Inc., Class A*	750,000	1,912,500
MoneyGram International, Inc.*	58,000	457,620
Steel Connect, Inc.*	840,000	1,167,600

		3,537,720

Software (0.8%)
Fortinet, Inc.*	25,500	9,164,700
GTY Technology Holdings, Inc.*	185,000	1,239,500
Tyler Technologies, Inc.*	38,000	20,442,100

		30,846,300

Technology Hardware, Storage & Peripherals (0.5%)
Diebold Nixdorf, Inc.*	1,725,000	15,611,250
Intevac, Inc.*	50,000	235,500
TransAct Technologies, Inc.*	80,000	872,000

		16,718,750

Total Information Technology		124,604,311

Materials (7.8%)
Chemicals (5.2%)
Ashland Global Holdings, Inc.	58,000	6,244,280
Core Molding Technologies, Inc.*	345,000	2,935,950
Element Solutions, Inc.	67,000	1,626,760
Ferro Corp.*	1,975,000	43,114,250
FMC Corp.	30,000	3,296,700

GCP Applied Technologies, Inc.*	685,000	21,687,100
Hawkins, Inc.	44,500	1,755,525
HB Fuller Co.	355,000	28,755,000
Huntsman Corp.	100,000	3,488,000
Livent Corp.*	48,000	1,170,240
Minerals Technologies, Inc.	193,000	14,117,950
NewMarket Corp.	15,000	5,140,800
Olin Corp.	116,000	6,672,320
Quaker Chemical Corp.	5,000	1,153,900
Scotts Miracle-Gro Co. (The)	74,000	11,914,000
Sensient Technologies Corp.	193,000	19,311,580
Takasago International Corp.	30,000	753,717
Tredegar Corp.	1,455,000	17,198,100
Valvoline, Inc.	163,000	6,078,270

		196,414,442

Containers & Packaging (1.5%)
Greif, Inc., Class A	212,030	12,800,251
Myers Industries, Inc.	1,638,005	32,776,480
Sonoco Products Co.	155,000	8,972,950

		54,549,681

Metals & Mining (1.1%)
Allegheny Technologies, Inc.*	530,000	8,442,900
Ampco-Pittsburgh Corp. (x)*	660,000	3,300,000
Barrick Gold Corp.	24,000	456,000
Haynes International, Inc.	10,500	423,465
Kinross Gold Corp.	45,000	261,450
Materion Corp.	255,000	23,444,700
TimkenSteel Corp.*	220,000	3,630,000

		39,958,515

Total Materials		290,922,638

Real Estate (3.5%)
Equity Real Estate Investment Trusts (REITs) (2.2%)
Indus Realty Trust, Inc. (REIT)‡	340,000	27,560,400
Ryman Hospitality Properties, Inc. (REIT)*	572,000	52,601,120
Seritage Growth Properties (REIT), Class A (x)*	100,000	1,327,000

		81,488,520

Real Estate Management & Development (1.3%)
Capital Properties, Inc., Class A	72,004	860,448
Gyrodyne LLC*	4,004	46,086
St Joe Co. (The)	790,000	41,119,500
Tejon Ranch Co.*	445,000	8,490,600

		50,516,634

Total Real Estate		132,005,154

Utilities (4.4%)
Electric Utilities (1.8%)
Evergy, Inc.	150,000	10,291,500
Otter Tail Corp.	282,000	20,140,440
PNM Resources, Inc.	840,000	38,312,400

		68,744,340

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Gas Utilities (1.2%)
Chesapeake Utilities Corp.	6,000	$874,860
Macquarie Infrastructure Holdings LLC	90,000	328,500
National Fuel Gas Co.	170,000	10,869,800
Northwest Natural Holding Co.	34,000	1,658,520
ONE Gas, Inc.	34,000	2,638,060
Southwest Gas Holdings, Inc.	421,000	29,491,050

		45,860,790

Independent Power and Renewable Electricity Producers (0.3%)
AES Corp. (The)	240,000	5,832,000
Ormat Technologies, Inc.	84,000	6,661,200

		12,493,200

Multi-Utilities (0.8%)
Black Hills Corp.	180,000	12,702,600
NorthWestern Corp.	268,000	15,318,880

		28,021,480

Water Utilities (0.3%)
Cadiz, Inc.*	10,000	38,600
SJW Group	102,500	7,503,000
York Water Co. (The)	43,500	2,165,430

		9,707,030

Total Utilities		164,826,840

Total Common Stocks (98.3%) (Cost $1,361,794,256)		3,681,701,699

CONVERTIBLE PREFERRED STOCK:
Consumer Discretionary (0.1%)
Auto Components (0.1%)
Garrett Motion, Inc. 11.000% (x)*	305,000	2,555,900

Total Convertible Preferred Stock (0.1%) (Cost $1,601,250)		2,555,900

PREFERRED STOCK:
Industrials (0.0%)
Industrial Conglomerates (0.0%)
Steel Partners Holdings LP 6.000%	86,000	2,101,840

Total Preferred Stock (0.0%) (Cost $2,033,497)		2,101,840

	Number of Warrants	Value (Note 1)
WARRANTS:
Materials (0.0%)
Metals & Mining (0.0%)
Ampco-Pittsburgh Corp., expiring 8/1/25* (Cost $—)	532,000	313,773

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.9%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $970,590, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $990,164. (xx)	$970,578	970,578
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $47,494,172, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $48,443,978. (xx)	47,494,093	47,494,093
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $2,000,010, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $2,040,820. (xx)	2,000,000	2,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $5,000,194, collateralized by various Common Stocks; total market value $5,556,608. (xx)	5,000,000	5,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $2,000,105, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $2,222,420. (xx)	2,000,000	2,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $12,100,141, collateralized by various Common Stocks; total market value $13,374,912. (xx)	12,100,000	12,100,000

Total Repurchase Agreements		69,564,671

Total Short-Term Investments (1.9%) (Cost $69,564,671)		69,564,671

Total Investments in Securities (100.3%) (Cost $1,434,993,674)		3,756,237,883
Other Assets Less Liabilities (-0.3%)		(11,937,690)

Net Assets (100%)		$3,744,300,193

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $67,999,548. This was collateralized by $965,356 of various U.S. Government Treasury Securities, ranging from 0.000% – 4.500%, maturing 2/28/22 – 8/15/50 and by cash of $69,564,671 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR — American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Communication Services
Media
Beasley Broadcast Group, Inc., Class A*	537,000	819,500	—	(34,090)	(19,886)	249,406	1,014,930	—	—
Consumer Discretionary
Auto Components
Strattec Security Corp.*,**	222,705	9,931,232	1,065,929	(61,427)	18,490	(2,709,685)	8,244,539	—	—
Hotels, Restaurants & Leisure
Biglari Holdings, Inc., Class A*	12,000	7,312,500	408,500	(779,252)	(24,644)	1,422,896	8,340,000	—	—
Canterbury Park Holding Corp.*	327,000	3,843,700	56,269	—	—	1,744,051	5,644,020	—	—
Consumer Staples
Food & Staples Retailing
Ingles Markets, Inc., Class A	626,500	33,018,839	—	(9,527,805)	5,777,877	24,823,099	54,092,010	463,840	—
Household Products
Oil-Dri Corp. of America	425,955	14,415,840	160,127	(74,600)	39,901	(599,761)	13,941,507	446,780	—
Industrials
Machinery
LS Starrett Co. (The), Class A*	442,000	1,780,784	236,758	(201,013)	(887)	2,317,058	4,132,700	—	—
Trading Companies & Distributors
Rush Enterprises, Inc., Class B	747,000	28,303,830	—	—	—	12,011,760	40,315,590	552,780	—
Information Technology
Electronic Equipment, Instruments & Components
Bel Fuse, Inc., Class A (x)	165,500	2,242,907	—	(38,346)	217	186,697	2,391,475	39,990	—
Real Estate
Equity Real Estate Investment Trusts (REITs)
Indus Realty Trust, Inc. (REIT) (a)	340,000	21,063,000	670,646	(520,566)	37,731	6,309,589	27,560,400	829,266	27

Total		122,732,132	2,598,229	(11,237,099)	5,828,799	45,755,110	165,677,171	2,332,656	27

**	Not affiliated at December 31, 2020.
(a)	Formerly known as Griffin Industrial Realty, Inc.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$302,736,585	$735,600	$—	$303,472,185
Consumer Discretionary	481,697,400	43,488,079	1,082,027	526,267,506
Consumer Staples	179,660,647	8,589,230	—	188,249,877
Energy	29,500,810	—	—	29,500,810
Financials	155,336,563	2,668,374	—	158,004,937
Health Care	186,695,982	—	—	186,695,982
Industrials	1,546,092,281	31,059,178	—	1,577,151,459
Information Technology	121,066,060	3,538,251	—	124,604,311
Materials	290,168,921	753,717	—	290,922,638
Real Estate	131,098,620	906,534	—	132,005,154
Utilities	164,826,840	—	—	164,826,840
Convertible Preferred Stock
Consumer Discretionary	2,555,900	—	—	2,555,900
Preferred Stock
Industrials	2,101,840	—	—	2,101,840
Short-Term Investments
Repurchase Agreements	—	69,564,671	—	69,564,671
Warrant
Materials	—	313,773	—	313,773

Total Assets	$3,593,538,449	$161,617,407	$1,082,027	$3,756,237,883

Total Liabilities	$—	$—	$—	$—

Total	$3,593,538,449	$161,617,407	$1,082,027	$3,756,237,883

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$132,694,584
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$497,018,541

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,453,452,716
Aggregate gross unrealized depreciation	(136,045,051)

Net unrealized appreciation	$2,317,407,665

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,438,830,218

For the year ended December 31, 2021, the Portfolio incurred approximately $6,871 as brokerage commissions with G. Research, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $56,668,388)	$165,677,171
Unaffiliated Issuers (Cost $1,308,760,615)	3,520,996,041
Repurchase Agreements (Cost $69,564,671)	69,564,671
Cash	57,730,417
Foreign cash (Cost $775,088)	821,101
Receivable for securities sold	1,735,447
Dividends, interest and other receivables	1,685,313
Receivable for Portfolio shares sold	709,306
Securities lending income receivable	21,448
Other assets	13,592

Total assets	3,818,954,507

LIABILITIES
Payable for return of collateral on securities loaned	69,564,671
Investment management fees payable	2,136,624
Payable for securities purchased	1,482,328
Distribution fees payable – Class IB	621,297
Payable for Portfolio shares redeemed	445,734
Administrative fees payable	282,976
Distribution fees payable – Class IA	51,690
Accrued expenses	68,994

Total liabilities	74,654,314

NET ASSETS	$3,744,300,193

Net assets were comprised of:
Paid in capital	$1,375,719,707
Total distributable earnings (loss)	2,368,580,486

Net assets	$3,744,300,193

Class IA
Net asset value, offering and redemption price per share, $247,824,843 / 3,367,662 shares outstanding (unlimited amount authorized: $0.01 par value)	$73.59

Class IB
Net asset value, offering and redemption price per share, $2,995,792,278 / 40,616,894 shares outstanding (unlimited amount authorized: $0.01 par value)	$73.76

Class K
Net asset value, offering and redemption price per share, $500,683,072 / 6,798,910 shares outstanding (unlimited amount authorized: $0.01 par value)	$73.64

(x)	Includes value of securities on loan of $67,999,548.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($2,332,656 of dividend income received from affiliates) (net of $226,001 foreign withholding tax)	$46,535,931
Income from non-cash dividends	8,014,200
Interest	987
Securities lending (net)	207,742

Total income	54,758,860

EXPENSES
Investment management fees	24,827,855
Distribution fees – Class IB	7,158,588
Administrative fees	3,313,122
Distribution fees – Class IA	612,614
Printing and mailing expenses	160,775
Professional fees	151,673
Custodian fees	100,200
Trustees’ fees	99,588
Miscellaneous	63,347

Total expenses	36,487,762

NET INVESTMENT INCOME (LOSS)	18,271,098

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($5,828,799 realized gain (loss) from affiliates)	268,807,440
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	27
Foreign currency transactions	(207,954)

Net realized gain (loss)	268,599,513

Change in unrealized appreciation (depreciation) on:
Investments in securities ($45,755,110 of change in unrealized appreciation (depreciation) from affiliates)	508,111,720
Foreign currency translations	(22,349)

Net change in unrealized appreciation (depreciation)	508,089,371

NET REALIZED AND UNREALIZED GAIN (LOSS)	776,688,884

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$794,959,982

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,271,098	$16,203,528
Net realized gain (loss)	268,599,513	94,406,432
Net change in unrealized appreciation (depreciation)	508,089,371	185,856,503

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	794,959,982	296,466,463

Distributions to shareholders:
Class IA	(18,347,141)	(6,317,668)
Class IB	(219,437,728)	(71,150,482)
Class K	(37,890,267)	(15,288,138)

Total distributions to shareholders	(275,675,136)	(92,756,288)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 141,330 and 142,843 shares, respectively ]	10,434,567	7,171,412
Capital shares issued in reinvestment of dividends and distributions [ 254,318 and 105,612 shares, respectively ]	18,347,141	6,317,668
Capital shares repurchased [ (590,933) and (610,715) shares, respectively ]	(43,238,705)	(31,677,453)

Total Class IA transactions	(14,456,997)	(18,188,373)

Class IB
Capital shares sold [ 1,257,657 and 2,219,855 shares, respectively ]	92,537,275	110,718,792
Capital shares issued in reinvestment of dividends and distributions [ 3,035,041 and 1,186,375 shares, respectively ]	219,437,728	71,150,482
Capital shares repurchased [ (4,050,888) and (4,093,407) shares, respectively ]	(295,417,159)	(219,082,531)

Total Class IB transactions	16,557,844	(37,213,257)

Class K
Capital shares sold [ 347,355 and 3,078,341 shares, respectively ]	25,403,464	144,910,299
Capital shares issued in reinvestment of dividends and distributions [ 524,831 and 255,637 shares, respectively ]	37,890,267	15,288,138
Capital shares repurchased [ (1,950,311) and (4,362,459) shares, respectively ]	(138,812,431)	(236,679,931)

Total Class K transactions	(75,518,700)	(76,481,494)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(73,417,853)	(131,883,124)

TOTAL INCREASE (DECREASE) IN NET ASSETS	445,866,993	71,827,051
NET ASSETS:
Beginning of year	3,298,433,200	3,226,606,149

End of year	$3,744,300,193	$3,298,433,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021		2020		2019		2018		2017
Net asset value, beginning of year	$63.55		$59.78		$50.02		$62.82		$58.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.34	(5)(6)	0.28	(4)	0.33	(3)	0.35	(2)	0.37	(1)
Net realized and unrealized gain (loss)	15.47		5.28		11.33		(9.97)		8.84

Total from investment operations	15.81		5.56		11.66		(9.62)		9.21

Less distributions:
Dividends from net investment income	(0.48)		(0.40)		(0.35)		(0.35)		(0.38)
Distributions from net realized gains	(5.29)		(1.39)		(1.55)		(2.83)		(4.55)

Total dividends and distributions	(5.77)		(1.79)		(1.90)		(3.18)		(4.93)

Net asset value, end of year	$73.59		$63.55		$59.78		$50.02		$62.82

Total return	25.14%		9.51%		23.35%		(15.57)%		16.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$247,825		$226,426		$234,644		$207,870		$259,242
Ratio of expenses to average net assets: (f)	1.05%		1.07%		1.07%		1.07%		1.07%
Ratio of net investment income (loss) to average net assets: (f)	0.47	%(dd)(ff)	0.53	%(bb)	0.57	%(cc)	0.57	%(aa)	0.61	%(ee)
Portfolio turnover rate^	4%		5%		2%		6%		10%

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$63.68		$59.90		$50.12		$62.94		$58.64

Income (loss) from investment operations:
Net investment income (loss) (e)	0.35	(5)(6)	0.29	(4)	0.33	(3)	0.35	(2)	0.37	(1)
Net realized and unrealized gain (loss)	15.50		5.28		11.35		(9.99)		8.86

Total from investment operations	15.85		5.57		11.68		(9.64)		9.23

Less distributions:
Dividends from net investment income	(0.48)		(0.40)		(0.35)		(0.35)		(0.38)
Distributions from net realized gains	(5.29)		(1.39)		(1.55)		(2.83)		(4.55)

Total dividends and distributions	(5.77)		(1.79)		(1.90)		(3.18)		(4.93)

Net asset value, end of year	$73.76		$63.68		$59.90		$50.12		$62.94

Total return	25.15%		9.51%		23.35%		(15.57)%		16.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,995,792		$2,571,252		$2,459,672		$2,079,297		$2,578,261
Ratio of expenses to average net assets: (f)	1.05%		1.07%		1.07%		1.07%		1.07%
Ratio of net investment income (loss) to average net assets: (f)	0.47	%(dd)(ff)	0.54	%(bb)	0.57	%(cc)	0.57	%(aa)	0.61	%(ee)
Portfolio turnover rate^	4%		5%		2%		6%		10%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021		2020		2019		2018		2017
Net asset value, beginning of year	$63.57		$59.77		$50.01		$62.83		$58.53

Income (loss) from investment operations:
Net investment income (loss) (e)	0.53	(5)(6)	0.39	(4)	0.47	(3)	0.51	(2)	0.53	(1)
Net realized and unrealized gain (loss)	15.47		5.33		11.33		(9.99)		8.85

Total from investment operations	16.00		5.72		11.80		(9.48)		9.38

Less distributions:
Dividends from net investment income	(0.64)		(0.53)		(0.49)		(0.51)		(0.53)
Distributions from net realized gains	(5.29)		(1.39)		(1.55)		(2.83)		(4.55)

Total dividends and distributions	(5.93)		(1.92)		(2.04)		(3.34)		(5.08)

Net asset value, end of year	$73.64		$63.57		$59.77		$50.01		$62.83

Total return	25.45%		9.78%		23.65%		(15.36)%		16.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$500,683		$500,755		$532,290		$529,887		$631,932
Ratio of expenses to average net assets: (f)	0.80%		0.82%		0.82%		0.82%		0.82%
Ratio of net investment income (loss) to average net assets: (f)	0.72	%(dd)(ff)	0.76	%(bb)	0.82	%(cc)	0.82	%(aa)	0.86	%(ee)
Portfolio turnover rate^	4%		5%		2%		6%		10%
(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.23, $0.23 and $0.38 for Class IA, Class IB and Class K, respectively.
(2)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.24, $0.24 and $0.40 for Class IA, Class IB and Class K, respectively.
(3)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.24, $0.24 and $0.39 for Class IA, Class IB and Class K, respectively.
(4)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12, $0.12 and $0.23 for Class IA, Class IB and Class K, respectively.
(5)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.18, $0.19, and $0.37 for Class IA, Class IB and Class K, respectively.
(6)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.18, $0.19, and $0.37 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.18% lower.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.31% lower.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.15% lower.
(dd)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.22% lower.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.24%, 0.23% and 0.24% lower for Class IA, IB and Class K, respectively.
(ff)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.22% lower.

See Notes to Financial Statements.

1290 VT HIGH YIELD BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AXA Investment Managers, Inc.

➢	Post Advisory Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	3.95%	5.41%	4.87%
Portfolio – Class K Shares*	4.19	5.66	5.13
ICE BofAML U.S. High Yield Index	5.36	6.10	5.73

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.95% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the ICE BofAML U.S. High Yield Index, which returned 5.36% over the same period.

Asset Class Overview

Portfolio Highlights

What helped performance during the year:

•

Portfolio performance benefited from an underweight position in the higher quality, intermediate duration segment of the market as well as participating in multiple new issues which performed well post pricing.

•

Security selection within the Telecommunications, Financial Services and Health Care sectors positively impacted relative performance, as did the lack of exposure to the underperforming Utility sector.

•	Exposure to floating rate bank loans outperformed bonds during the last 12 months driven by rising interest rates and favorable loan technicals.

What hurt performance during the year:

•	The Portfolio experienced negative security selection, particularly within the highest yielding portion of the market.

•	An overweight to short duration securities and an underweight to the longest duration securities both contributed to the relative underperformance.

•

The Portfolio was also negatively impacted by an underweight positioning to the riskiest and highest yielding credits in the market, which contributed a large portion of the market’s return despite their smaller weight in the market.

•

From a sector perspective, an underweight position and negative security selection within the Energy sector caused underperformance, especially within Oil Field Services, which was the best performing subsector in the benchmark. Overweight allocation and security selection in the Health Care and Finance sectors also detracted from performance.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	6.11
Weighted Average Coupon (%)	5.69
Weighted Average Effective Duration (Years)*	3.33
Weighted Average Rating**	B+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser.A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1290 VT HIGH YIELD BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
Industrials	12.7%
Consumer Discretionary	11.8
Financials	10.8
Communication Services	10.4
Information Technology	10.0
Energy	9.4
Exchange Traded Funds	9.0
Repurchase Agreements	7.9
Materials	7.2
Health Care	6.4
Consumer Staples	4.8
Investment Companies	3.3
Real Estate	2.0
Utilities	0.4
Cash and Other	(6.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,014.50	$5.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	1,014.80	3.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (80.1%)
Communication Services (10.4%)
Diversified Telecommunication Services (3.2%)
CCO Holdings LLC 5.500%, 5/1/26§	$150,000	$154,125
5.000%, 2/1/28§	225,000	233,719
4.750%, 3/1/30§	158,000	164,517
4.500%, 5/1/32	400,000	412,960
4.500%, 6/1/33§	450,000	458,280
Iliad Holding SASU 6.500%, 10/15/26§	266,000	278,526
7.000%, 10/15/28§	375,000	393,574
Level 3 Financing, Inc. 5.250%, 3/15/26	350,000	358,312
Lumen Technologies, Inc. 5.125%, 12/15/26 (x)§	452,000	470,365
5.375%, 6/15/29§	486,000	486,000
Series G 6.875%, 1/15/28	375,000	417,656
Series W 6.750%, 12/1/23	178,000	192,018
Sprint Capital Corp. 8.750%, 3/15/32	250,000	375,937
Switch Ltd. 3.750%, 9/15/28§	200,000	201,000
4.125%, 6/15/29§	250,000	255,625
Virgin Media Finance plc 5.000%, 7/15/30§	400,000	397,500
Windstream Escrow LLC 7.750%, 8/15/28§	297,000	314,957
Zayo Group Holdings, Inc. 4.000%, 3/1/27§	773,000	763,338
6.125%, 3/1/28§	1,397,000	1,379,537

		7,707,946

Entertainment (1.9%)
Cinemark USA, Inc. 8.750%, 5/1/25§	225,000	238,219
5.250%, 7/15/28§	1,150,000	1,118,145
Lions Gate Capital Holdings LLC 5.500%, 4/15/29§	634,000	646,680
Live Nation Entertainment, Inc. 4.875%, 11/1/24§	376,000	380,700
5.625%, 3/15/26§	500,000	516,250
6.500%, 5/15/27§	557,000	609,976
Playtika Holding Corp. 4.250%, 3/15/29§	1,175,000	1,151,500

		4,661,470

Interactive Media & Services (0.1%)
Rackspace Technology Global, Inc. 5.375%, 12/1/28 (x)§	220,000	214,500

Media (4.3%)
CSC Holdings LLC 7.500%, 4/1/28§	450,000	482,625
5.750%, 1/15/30§	525,000	523,556
4.625%, 12/1/30§	975,000	921,375
Directv Financing LLC 5.875%, 8/15/27§	254,000	259,926

DISH DBS Corp. 5.875%, 7/15/22	100,000	101,500
Gray Escrow II, Inc. 5.375%, 11/15/31§	257,000	263,677
Gray Television, Inc. 5.875%, 7/15/26§	222,000	228,884
4.750%, 10/15/30§	347,000	345,048
McGraw-Hill Education, Inc. 8.000%, 8/1/29§	555,000	549,539
Midas OpCo Holdings LLC 5.625%, 8/15/29§	395,000	403,394
Nexstar Media, Inc. 5.625%, 7/15/27§	1,028,000	1,079,400
Outfront Media Capital LLC 5.000%, 8/15/27§	895,000	912,488
4.250%, 1/15/29§	600,000	601,092
4.625%, 3/15/30§	200,000	199,500
Sinclair Television Group, Inc. 5.500%, 3/1/30 (x)§	304,000	295,640
Sirius XM Radio, Inc. 4.000%, 7/15/28§	400,000	401,620
3.875%, 9/1/31§	346,000	338,734
TEGNA, Inc. 4.750%, 3/15/26§	500,000	521,250
5.000%, 9/15/29	215,000	220,375
Videotron Ltd. 3.625%, 6/15/29§	212,000	214,120
Virgin Media Vendor Financing Notes IV DAC 5.000%, 7/15/28§	200,000	201,060
Ziggo Bond Co. BV 6.000%, 1/15/27§	725,000	746,750
Ziggo BV 5.500%, 1/15/27§	722,000	740,050

		10,551,603

Wireless Telecommunication Services (0.9%)
Sprint Corp. 7.875%, 9/15/23	260,000	286,117
7.625%, 3/1/26	198,000	237,719
Vmed O2 UK Financing I plc 4.250%, 1/31/31§	950,000	933,365
4.750%, 7/15/31§	651,000	664,020

		2,121,221

Total Communication Services		25,256,740

Consumer Discretionary (11.3%)
Auto Components (0.2%)
Clarios Global LP 6.250%, 5/15/26§	113,000	119,074
Icahn Enterprises LP 6.375%, 12/15/25	216,000	219,240
Real Hero Merger Sub 2, Inc. 6.250%, 2/1/29§	87,000	87,217

		425,531

Distributors (0.4%)
Ritchie Bros Holdings, Inc. 4.750%, 12/15/31§	453,000	471,120

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Univar Solutions USA, Inc. 5.125%, 12/1/27§	$506,000	$526,898

		998,018

Diversified Consumer Services (0.5%)
GEMS MENASA Cayman Ltd. 7.125%, 7/31/26§	200,000	205,288
Sotheby’s 7.375%, 10/15/27§	950,000	1,011,750

		1,217,038

Hotels, Restaurants & Leisure (4.8%)
1011778 BC ULC 5.750%, 4/15/25§	268,000	278,235
3.875%, 1/15/28§	1,250,000	1,265,950
4.375%, 1/15/28§	125,000	127,187
4.000%, 10/15/30§	300,000	295,830
Boyd Gaming Corp. 4.750%, 6/15/31§	475,000	486,291
Caesars Entertainment, Inc. 6.250%, 7/1/25§	594,000	622,007
8.125%, 7/1/27§	125,000	138,009
4.625%, 10/15/29§	143,000	142,821
Caesars Resort Collection LLC 5.750%, 7/1/25§	350,000	364,644
Carnival Corp. 6.000%, 5/1/29§	295,000	292,997
CEC Entertainment LLC 6.750%, 5/1/26§	222,000	217,005
Churchill Downs, Inc. 5.500%, 4/1/27§	298,000	309,688
Dave & Buster’s, Inc. 7.625%, 11/1/25§	497,000	529,305
Everi Holdings, Inc. 5.000%, 7/15/29§	1,113,000	1,126,912
Golden Entertainment, Inc. 7.625%, 4/15/26§	287,000	299,198
Hilton Domestic Operating Co., Inc.
5.750%, 5/1/28§	470,000	501,043
IRB Holding Corp. 7.000%, 6/15/25§	629,000	663,595
6.750%, 2/15/26§	437,000	445,740
Life Time, Inc. 5.750%, 1/15/26§	362,000	375,148
MajorDrive Holdings IV LLC 6.375%, 6/1/29§	340,000	326,400
Powdr Corp. 6.000%, 8/1/25§	94,000	97,760
Speedway Motorsports LLC 4.875%, 11/1/27§	400,000	406,000
Station Casinos LLC 4.500%, 2/15/28§	667,000	671,169
4.625%, 12/1/31§	1,085,000	1,090,164
Vail Resorts, Inc. 6.250%, 5/15/25§	146,000	151,840
Wyndham Hotels & Resorts, Inc.
4.375%, 8/15/28§	443,000	453,909

		11,678,847

Household Durables (0.5%)
CD&R Smokey Buyer, Inc. 6.750%, 7/15/25§	873,000	917,741
Picasso Finance Sub, Inc. 6.125%, 6/15/25§	79,000	82,555
Williams Scotsman International, Inc.
4.625%, 8/15/28§	111,000	114,053

		1,114,349

Internet & Direct Marketing Retail (0.8%)
Getty Images, Inc. 9.750%, 3/1/27§	1,086,000	1,151,160
Photo Holdings Merger Sub, Inc.
8.500%, 10/1/26§	686,000	713,591

		1,864,751

Leisure Products (0.3%)
Mattel, Inc. 3.750%, 4/1/29§	202,000	209,530
Vista Outdoor, Inc. 4.500%, 3/15/29§	605,000	610,294

		819,824

Specialty Retail (3.6%)
Asbury Automotive Group, Inc. 4.750%, 3/1/30	144,000	147,420
5.000%, 2/15/32§	320,000	329,600
eG Global Finance plc 8.500%, 10/30/25§	572,000	594,165
Ken Garff Automotive LLC 4.875%, 9/15/28§	213,000	213,533
LBM Acquisition LLC 6.250%, 1/15/29§	983,000	978,085
LCM Investments Holdings II LLC
4.875%, 5/1/29§	440,000	452,179
LSF9 Atlantis Holdings LLC 7.750%, 2/15/26§	1,025,000	1,036,449
Park River Holdings, Inc. 6.750%, 8/1/29§	425,000	415,438
Rent-A-Center, Inc. 6.375%, 2/15/29§	775,000	807,938
Sonic Automotive, Inc. 4.625%, 11/15/29§	225,000	226,125
4.875%, 11/15/31§	279,000	280,395
Specialty Building Products Holdings LLC
6.375%, 9/30/26§	1,766,000	1,847,677
SRS Distribution, Inc. 4.625%, 7/1/28§	328,000	330,050
6.000%, 12/1/29§	754,000	756,827
White Cap Buyer LLC 6.875%, 10/15/28§	391,000	409,573

		8,825,454

Textiles, Apparel & Luxury Goods (0.2%)
G-III Apparel Group Ltd. 7.875%, 8/15/25§	552,000	585,462

Total Consumer Discretionary		27,529,274

Consumer Staples (4.8%)
Beverages (0.2%)
Primo Water Holdings, Inc. 4.375%, 4/30/29§	287,000	284,489

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Triton Water Holdings, Inc. 6.250%, 4/1/29§	$256,000	$247,040

		531,529

Food & Staples Retailing (1.9%)
Performance Food Group, Inc. 6.875%, 5/1/25§	784,000	819,280
5.500%, 10/15/27§	675,000	704,531
4.250%, 8/1/29§	525,000	519,908
United Natural Foods, Inc. 6.750%, 10/15/28§	187,000	200,557
US Foods, Inc. 6.250%, 4/15/25§	624,000	650,520
4.750%, 2/15/29§	830,000	844,525
4.625%, 6/1/30§	792,000	799,920

		4,539,241

Food Products (2.2%)
B&G Foods, Inc. 5.250%, 4/1/25	265,000	270,666
Chobani LLC 4.625%, 11/15/28§	525,000	537,799
Kraft Heinz Foods Co. 6.875%, 1/26/39	296,000	432,364
4.375%, 6/1/46	498,000	580,826
Post Holdings, Inc. 5.750%, 3/1/27§	410,000	423,838
5.500%, 12/15/29§	500,000	523,125
4.625%, 4/15/30§	165,000	167,681
4.500%, 9/15/31§	1,284,000	1,269,555
Sigma Holdco BV 7.875%, 5/15/26(x)§	592,000	570,540
Simmons Foods, Inc. 4.625%, 3/1/29§	468,000	461,565

		5,237,959

Household Products (0.4%)
Central Garden & Pet Co. 4.125%, 10/15/30	182,000	182,910
Energizer Holdings, Inc. 4.750%, 6/15/28§	288,000	291,600
Spectrum Brands, Inc. 5.750%, 7/15/25	370,000	377,862
5.500%, 7/15/30§	48,000	51,360
3.875%, 3/15/31§	146,000	144,175

		1,047,907

Personal Products (0.1%)
Prestige Brands, Inc. 3.750%, 4/1/31§	283,000	274,510

Total Consumer Staples		11,631,146

Energy (9.4%)
Energy Equipment & Services (0.1%)
Precision Drilling Corp. 7.125%, 1/15/26§	244,000	248,880

Oil, Gas & Consumable Fuels (9.3%)
Aethon United BR LP 8.250%, 2/15/26§	197,000	211,617
Antero Midstream Partners LP 5.750%, 3/1/27§	375,000	388,125

5.750%, 1/15/28§	325,000	340,129
5.375%, 6/15/29§	75,000	78,375
Antero Resources Corp. 7.625%, 2/1/29§	88,000	98,560
Ascent Resources Utica Holdings LLC 7.000%, 11/1/26§	314,000	318,710
Blue Racer Midstream LLC 7.625%, 12/15/25§	121,000	128,260
6.625%, 7/15/26§	379,000	393,686
Buckeye Partners LP 4.500%, 3/1/28§	250,000	251,250
5.850%, 11/15/43	175,000	172,156
5.600%, 10/15/44	150,000	146,438
Colgate Energy Partners III LLC 5.875%, 7/1/29§	1,313,000	1,352,390
Comstock Resources, Inc. 6.750%, 3/1/29§	25,000	27,046
5.875%, 1/15/30§	200,000	204,842
CQP Holdco LP 5.500%, 6/15/31§	325,000	338,000
Crestwood Midstream Partners LP 5.625%, 5/1/27§	136,000	138,720
6.000%, 2/1/29§	588,000	609,315
CrownRock LP 5.625%, 10/15/25§	656,000	673,220
5.000%, 5/1/29§	150,000	156,187
Delek Logistics Partners LP 6.750%, 5/15/25	637,000	653,721
DT Midstream, Inc. 4.125%, 6/15/29§	125,000	128,594
4.375%, 6/15/31§	725,000	753,094
Encino Acquisition Partners Holdings LLC
8.500%, 5/1/28§	302,000	313,703
Endeavor Energy Resources LP 6.625%, 7/15/25§	65,000	68,819
Enviva Partners LP 6.500%, 1/15/26§	400,000	413,000
EQM Midstream Partners LP 4.750%, 1/15/31§	300,000	317,625
Genesis Energy LP 8.000%, 1/15/27	389,000	399,814
7.750%, 2/1/28	799,000	808,988
Hilcorp Energy I LP 5.750%, 2/1/29§	100,000	102,853
6.000%, 2/1/31§	275,000	284,625
Holly Energy Partners LP 5.000%, 2/1/28§	735,000	736,837
Independence Energy Finance LLC 7.250%, 5/1/26§	262,000	272,480
MEG Energy Corp. 7.125%, 2/1/27§	425,000	451,108
5.875%, 2/1/29§	325,000	339,956
New Fortress Energy, Inc. 6.750%, 9/15/25§	250,000	253,230
NuStar Logistics LP 5.750%, 10/1/25	218,000	233,942
6.000%, 6/1/26	250,000	272,813
Occidental Petroleum Corp. 3.000%, 2/15/27	175,000	177,844

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

6.375%, 9/1/28	$100,000	$118,510
3.500%, 8/15/29	200,000	204,536
6.625%, 9/1/30	277,000	343,826
6.125%, 1/1/31 (x)	415,000	502,150
7.500%, 5/1/31	50,000	65,664
6.450%, 9/15/36	1,453,000	1,852,575
6.200%, 3/15/40	200,000	245,750
6.600%, 3/15/46	525,000	687,750
PBF Logistics LP 6.875%, 5/15/23 (x)	606,000	589,335
Rockcliff Energy II LLC 5.500%, 10/15/29§	157,000	160,925
Rockies Express Pipeline LLC 4.950%, 7/15/29§	25,000	26,750
4.800%, 5/15/30§	625,000	649,805
Southwestern Energy Co. 7.750%, 10/1/27	245,000	264,600
4.750%, 2/1/32	476,000	501,095
Summit Midstream Holdings LLC 8.500%, 10/15/26§	431,000	447,813
Sunoco LP 6.000%, 4/15/27	575,000	597,942
4.500%, 4/30/30§	382,000	390,664
Targa Resources Partners LP 5.875%, 4/15/26	510,000	533,475
4.875%, 2/1/31	242,000	262,009
Venture Global Calcasieu Pass LLC 3.875%, 8/15/29§	375,000	390,000
4.125%, 8/15/31§	450,000	478,823
Western Midstream Operating LP 5.450%, 4/1/44	25,000	29,719
5.300%, 3/1/48	250,000	301,250

		22,655,038

Total Energy		22,903,918

Financials (9.6%)
Consumer Finance (2.9%)
Credit Acceptance Corp. 6.625%, 3/15/26	200,000	208,168
CURO Finance LLC 7.500%, 8/1/28§	78,000	78,097
Curo Group Holdings Corp. 7.500%, 8/1/28§	454,000	456,588
Enova International, Inc. 8.500%, 9/1/24§	516,000	523,740
Ford Motor Credit Co. LLC 4.542%, 8/1/26	250,000	270,625
4.271%, 1/9/27	1,025,000	1,101,875
4.125%, 8/17/27	750,000	809,535
2.900%, 2/16/28	250,000	250,625
4.000%, 11/13/30	1,025,000	1,098,851
OneMain Finance Corp. 8.875%, 6/1/25	179,000	192,201
6.625%, 1/15/28	600,000	673,500
4.000%, 9/15/30	500,000	491,690
PROG Holdings, Inc. 6.000%, 11/15/29§	950,000	975,460

		7,130,955

Diversified Financial Services (1.1%)
Asteroid Private Merger Sub, Inc. 8.500%, 11/15/29§	243,000	253,709
MPH Acquisition Holdings LLC 5.750%, 11/1/28 (x)§	325,000	309,075
Oxford Finance LLC 6.375%, 12/15/22§	950,000	951,187
Shift4 Payments LLC 4.625%, 11/1/26§	532,000	551,157
Verscend Escrow Corp. 9.750%, 8/15/26§	707,000	751,499

		2,816,627

Insurance (3.9%)
Acrisure LLC 7.000%, 11/15/25§	1,775,000	1,780,644
4.250%, 2/15/29§	275,000	268,125
Alliant Holdings Intermediate LLC 4.250%, 10/15/27§	850,000	851,063
6.750%, 10/15/27§	571,000	590,271
AmWINS Group, Inc. 4.875%, 6/30/29§	1,494,000	1,512,675
AssuredPartners, Inc. 7.000%, 8/15/25§	675,000	680,062
5.625%, 1/15/29§	550,000	536,021
HUB International Ltd. 7.000%, 5/1/26§	987,000	1,014,143
NFP Corp. 4.875%, 8/15/28§	600,000	605,250
6.875%, 8/15/28§	1,575,000	1,584,844

		9,423,098

Thrifts & Mortgage Finance (1.7%)
Freedom Mortgage Corp. 8.250%, 4/15/25§	508,000	518,465
7.625%, 5/1/26§	114,000	115,972
6.625%, 1/15/27§	419,000	410,620
Home Point Capital, Inc. 5.000%, 2/1/26§	575,000	533,672
Nationstar Mortgage Holdings, Inc. 6.000%, 1/15/27§	220,000	229,625
5.500%, 8/15/28§	375,000	384,581
PHH Mortgage Corp. 7.875%, 3/15/26§	208,000	215,020
Provident Funding Associates LP 6.375%, 6/15/25§	900,000	920,250
Rocket Mortgage LLC 4.000%, 10/15/33§	375,000	378,750
United Wholesale Mortgage LLC 5.500%, 11/15/25§	325,000	331,094

		4,038,049

Total Financials		23,408,729

Health Care (5.8%)
Biotechnology (0.1%)
Grifols Escrow Issuer SA 4.750%, 10/15/28§	230,000	234,650

Health Care Equipment & Supplies (0.7%)
Mozart Debt Merger Sub, Inc. 3.875%, 4/1/29§	347,000	345,775

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

5.250%, 10/1/29§	$949,000	$961,147
Varex Imaging Corp. 7.875%, 10/15/27§	495,000	549,995

		1,856,917

Health Care Providers & Services (3.0%)
Acadia Healthcare Co., Inc. 5.500%, 7/1/28§	400,000	420,428
5.000%, 4/15/29§	250,000	257,813
AdaptHealth LLC 6.125%, 8/1/28§	281,000	297,860
5.125%, 3/1/30§	298,000	305,450
Community Health Systems, Inc. 4.750%, 2/15/31§	425,000	428,188
DaVita, Inc. 3.750%, 2/15/31§	600,000	580,500
Encompass Health Corp. 5.750%, 9/15/25	275,000	279,812
4.750%, 2/1/30	800,000	824,000
HCA, Inc. 7.690%, 6/15/25	254,000	299,085
HealthEquity, Inc. 4.500%, 10/1/29§	524,000	521,380
Legacy LifePoint Health LLC 4.375%, 2/15/27§	50,000	50,562
Radiology Partners, Inc. 9.250%, 2/1/28§	725,000	759,764
RP Escrow Issuer LLC 5.250%, 12/15/25§	700,000	708,055
Tenet Healthcare Corp. 4.625%, 7/15/24	164,000	166,595
4.625%, 9/1/24§	150,000	153,375
4.875%, 1/1/26§	572,000	586,414
5.125%, 11/1/27§	200,000	208,500
4.625%, 6/15/28§	100,000	102,375
US Acute Care Solutions LLC 6.375%, 3/1/26§	262,000	274,445
Vizient, Inc. 6.250%, 5/15/27§	187,000	195,181

		7,419,782

Health Care Technology (0.1%)
IQVIA, Inc. 5.000%, 5/15/27§	200,000	206,480

Pharmaceuticals (1.9%)
Bausch Health Americas, Inc. 9.250%, 4/1/26§	461,000	488,660
Bausch Health Cos., Inc. 5.500%, 11/1/25§	604,000	612,347
7.000%, 1/15/28§	225,000	225,050
5.000%, 1/30/28§	125,000	115,816
4.875%, 6/1/28§	265,000	270,796
5.000%, 2/15/29§	100,000	88,250
6.250%, 2/15/29§	262,000	248,572
5.250%, 2/15/31§	25,000	21,969
Catalent Pharma Solutions, Inc. 5.000%, 7/15/27§	438,000	453,111
3.500%, 4/1/30§	118,000	116,672
Cheplapharm Arzneimittel GmbH 5.500%, 1/15/28§	200,000	201,750

Herbalife Nutrition Ltd. 7.875%, 9/1/25§	472,000	501,500
Organon & Co. 5.125%, 4/30/31§	842,000	879,621
P&L Development LLC 7.750%, 11/15/25§	335,000	335,419

		4,559,533

Total Health Care		14,277,362

Industrials (11.3%)
Aerospace & Defense (1.1%)
Rolls-Royce plc 5.750%, 10/15/27§	252,000	277,742
Spirit AeroSystems, Inc. 7.500%, 4/15/25§	254,000	266,383
TransDigm UK Holdings plc 6.875%, 5/15/26	225,000	235,406
TransDigm, Inc. 6.250%, 3/15/26§	750,000	776,250
6.375%, 6/15/26	75,000	76,768
7.500%, 3/15/27	400,000	417,000
5.500%, 11/15/27	375,000	384,911
4.625%, 1/15/29	350,000	348,355

		2,782,815

Airlines (0.8%)
Air Canada 3.875%, 8/15/26§	750,000	765,861
American Airlines, Inc. 5.500%, 4/20/26§	200,000	207,286
5.750%, 4/20/29§	325,000	347,078
Hawaiian Brand Intellectual Property Ltd. 5.750%, 1/20/26§	325,000	341,884
United Airlines, Inc. 4.375%, 4/15/26§	250,000	260,075
4.625%, 4/15/29§	75,000	77,621

		1,999,805

Building Products (1.0%)
CP Atlas Buyer, Inc. 7.000%, 12/1/28 (x)§	328,000	326,770
Forterra Finance LLC 6.500%, 7/15/25§	138,000	145,866
JELD-WEN, Inc. 6.250%, 5/15/25§	250,000	261,875
New Enterprise Stone & Lime Co., Inc. 5.250%, 7/15/28§	279,000	283,185
SRM Escrow Issuer LLC 6.000%, 11/1/28§	375,000	399,375
Standard Industries, Inc. 4.375%, 7/15/30§	332,000	337,435
Summit Materials LLC 5.250%, 1/15/29§	383,000	397,362
Victors Merger Corp. 6.375%, 5/15/29§	269,000	252,860

		2,404,728

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Commercial Services & Supplies (4.8%)
ACCO Brands Corp. 4.250%, 3/15/29§	$106,000	$104,972
ADT Security Corp. (The) 4.125%, 6/15/23	164,000	169,896
4.875%, 7/15/32§	491,000	500,206
Allied Universal Holdco LLC 6.625%, 7/15/26§	732,000	765,548
9.750%, 7/15/27§	464,000	495,222
6.000%, 6/1/29§	151,000	145,715
Aramark Services, Inc. 5.000%, 4/1/25§	214,000	217,317
6.375%, 5/1/25§	865,000	900,681
5.000%, 2/1/28§	200,000	206,500
Cimpress plc 7.000%, 6/15/26§	224,000	234,013
Covanta Holding Corp. 6.000%, 1/1/27	450,000	464,625
5.000%, 9/1/30	275,000	279,125
Covert Mergeco, Inc. 4.875%, 12/1/29§	750,000	761,250
Garda World Security Corp. 9.500%, 11/1/27§	710,000	763,854
6.000%, 6/1/29§	310,000	297,212
GFL Environmental, Inc. 5.125%, 12/15/26§	186,000	193,673
4.000%, 8/1/28§	250,000	244,412
4.750%, 6/15/29§	866,000	869,247
4.375%, 8/15/29§	750,000	741,293
KAR Auction Services, Inc. 5.125%, 6/1/25§	988,000	997,880
Madison IAQ LLC 5.875%, 6/30/29§	892,000	893,115
Matthews International Corp. 5.250%, 12/1/25§	688,000	706,060
Nielsen Finance LLC 5.875%, 10/1/30§	412,000	434,063
4.750%, 7/15/31§	372,000	366,055

		11,751,934

Construction & Engineering (0.8%)
Artera Services LLC 9.033%, 12/4/25§	811,333	847,843
Dycom Industries, Inc. 4.500%, 4/15/29§	470,000	477,050
MasTec, Inc. 4.500%, 8/15/28§	190,000	196,650
Pike Corp. 5.500%, 9/1/28§	147,000	147,184
Weekley Homes LLC 4.875%, 9/15/28§	242,000	249,260

		1,917,987

Machinery (0.7%)
ATS Automation Tooling Systems, Inc. 4.125%, 12/15/28§	350,000	352,625
Clark Equipment Co. 5.875%, 6/1/25§	281,000	291,538
Hillenbrand, Inc. 5.000%, 9/15/26 (e)	220,000	244,475

Wabash National Corp. 4.500%, 10/15/28§	175,000	177,187
Welbilt, Inc. 9.500%, 2/15/24 (x)	689,000	695,029

		1,760,854

Professional Services (0.9%)
AMN Healthcare, Inc. 4.625%, 10/1/27§	275,000	284,075
ASGN, Inc. 4.625%, 5/15/28§	525,000	542,745
Dun & Bradstreet Corp. (The) 6.875%, 8/15/26§	395,000	409,813
5.000%, 12/15/29 (x)§	550,000	562,666
KBR, Inc. 4.750%, 9/30/28§	300,000	306,750
Science Applications International Corp.
4.875%, 4/1/28§	102,000	104,550

		2,210,599

Road & Rail (0.8%)
NESCO Holdings II, Inc. 5.500%, 4/15/29§	396,000	408,375
Watco Cos. LLC 6.500%, 6/15/27§	1,052,000	1,096,710
XPO Logistics, Inc. 6.250%, 5/1/25§	358,000	373,215

		1,878,300

Trading Companies & Distributors (0.4%)
Brightstar Escrow Corp. 9.750%, 10/15/25§	571,000	612,398
WESCO Distribution, Inc. 7.250%, 6/15/28§	269,000	293,882

		906,280

Total Industrials		27,613,302

Information Technology (8.4%)
Communications Equipment (1.8%)
CommScope Technologies LLC 6.000%, 6/15/25§	967,000	967,000
CommScope, Inc. 6.000%, 3/1/26§	576,000	596,880
8.250%, 3/1/27§	599,000	613,226
4.750%, 9/1/29§	1,222,000	1,212,469
Viasat, Inc. 5.625%, 9/15/25§	525,000	527,625
5.625%, 4/15/27§	400,000	412,500

		4,329,700

Electronic Equipment, Instruments & Components (0.1%)
II-VI, Inc. 5.000%, 12/15/29§	127,000	129,921

IT Services (1.8%)
Ahead DB Holdings LLC 6.625%, 5/1/28§	200,000	198,000
Alliance Data Systems Corp. 4.750%, 12/15/24§	1,329,000	1,350,596
7.000%, 1/15/26§	758,000	795,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Black Knight InfoServ LLC 3.625%, 9/1/28§	$207,000	$206,483
Cablevision Lightpath LLC 3.875%, 9/15/27§	650,000	630,500
5.625%, 9/15/28§	200,000	197,162
ION Trading Technologies Sarl 5.750%, 5/15/28§	200,000	206,000
Northwest Fiber LLC 6.000%, 2/15/28 (x)§	267,000	262,828
Unisys Corp. 6.875%, 11/1/27§	494,000	534,755

		4,382,224

Software (4.7%)
ACI Worldwide, Inc. 5.750%, 8/15/26§	756,000	788,130
Boxer Parent Co., Inc. 7.125%, 10/2/25§	296,000	310,430
Camelot Finance SA 4.500%, 11/1/26§	882,000	913,972
Change Healthcare Holdings LLC 5.750%, 3/1/25§	1,240,000	1,247,874
Clarivate Science Holdings Corp. 3.875%, 7/1/28§	375,000	378,172
4.875%, 7/1/29§	1,284,000	1,301,334
Helios Software Holdings, Inc. 4.625%, 5/1/28§	672,000	660,240
LogMeIn, Inc. 5.500%, 9/1/27§	380,000	384,560
NCR Corp. 5.000%, 10/1/28§	419,000	431,570
5.125%, 4/15/29§	609,000	626,509
NortonLifeLock, Inc. 5.000%, 4/15/25§	258,000	260,310
Open Text Holdings, Inc. 4.125%, 12/1/31§	297,000	301,084
Rocket Software, Inc. 6.500%, 2/15/29§	696,000	680,340
SS&C Technologies, Inc. 5.500%, 9/30/27§	2,161,000	2,266,349
ZoomInfo Technologies LLC 3.875%, 2/1/29§	904,000	896,226

		11,447,100

Technology Hardware, Storage & Peripherals (0.0%)
Diebold Nixdorf, Inc. 9.375%, 7/15/25§	104,000	111,354

Total Information Technology		20,400,299

Materials (6.7%)
Chemicals (2.2%)
Avient Corp. 5.750%, 5/15/25§	184,000	191,130
Diamond BC BV 4.625%, 10/1/29§	535,000	529,650
Illuminate Buyer LLC 9.000%, 7/1/28§	782,000	832,830
LSF11 A5 HoldCo LLC 6.625%, 10/15/29§	338,000	332,930

Minerals Technologies, Inc. 5.000%, 7/1/28§	435,000	450,225
NOVA Chemicals Corp. 4.875%, 6/1/24§	160,000	165,400
Nufarm Australia Ltd. 5.750%, 4/30/26§	635,000	649,427
Olympus Water US Holding Corp. 4.250%, 10/1/28§	558,000	545,970
6.250%, 10/1/29§	200,000	195,500
Unifrax Escrow Issuer Corp. 5.250%, 9/30/28§	500,000	505,375
7.500%, 9/30/29§	250,000	252,812
WR Grace Holdings LLC 5.625%, 8/15/29§	599,000	613,334

		5,264,583

Containers & Packaging (3.2%)
ARD Finance SA 6.500%, 6/30/27 PIK§	496,000	510,880
Ardagh Metal Packaging Finance USA LLC
4.000%, 9/1/29§	384,000	379,753
Ardagh Packaging Finance plc 4.125%, 8/15/26§	400,000	407,500
Flex Acquisition Co., Inc. 7.875%, 7/15/26§	750,000	780,938
Graham Packaging Co., Inc. 7.125%, 8/15/28§	186,000	192,092
Intelligent Packaging Ltd. Finco, Inc. 6.000%, 9/15/28§	453,000	466,590
LABL, Inc. 6.750%, 7/15/26§	355,000	362,451
10.500%, 7/15/27§	617,000	646,308
5.875%, 11/1/28§	227,000	233,526
Mauser Packaging Solutions Holding Co. 5.500%, 4/15/24§	655,000	661,006
7.250%, 4/15/25(x)§	1,150,000	1,150,000
Owens-Brockway Glass Container, Inc. 6.625%, 5/13/27§	333,000	349,650
Trivium Packaging Finance BV 5.500%, 8/15/26(e)§	1,440,000	1,497,600
8.500%, 8/15/27(e)§	200,000	211,500

		7,849,794

Metals & Mining (1.3%)
Arconic Corp. 6.125%, 2/15/28§	1,200,000	1,271,400
Constellium SE 5.625%, 6/15/28§	250,000	262,882
3.750%, 4/15/29§	75,000	73,644
Hudbay Minerals, Inc. 4.500%, 4/1/26§	256,000	256,000
Kaiser Aluminum Corp. 4.500%, 6/1/31§	378,000	370,913
Novelis Corp. 4.750%, 1/30/30§	256,000	268,160
SunCoke Energy, Inc. 4.875%, 6/30/29§	725,000	721,375

		3,224,374

Total Materials		16,338,751

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Real Estate (2.0%)
Equity Real Estate Investment Trusts (REITs) (1.2%)
Iron Mountain, Inc. (REIT) 5.000%, 7/15/28§	$429,000	$440,798
MGM Growth Properties Operating Partnership LP (REIT)
4.625%, 6/15/25§	350,000	372,750
Park Intermediate Holdings LLC (REIT) 7.500%, 6/1/25§	184,000	194,436
5.875%, 10/1/28§	356,000	372,305
4.875%, 5/15/29§	239,000	244,975
Service Properties Trust (REIT) 7.500%, 9/15/25	320,000	345,200
5.500%, 12/15/27	210,000	213,938
VICI Properties LP (REIT) 3.750%, 2/15/27§	250,000	257,567
XHR LP (REIT) 6.375%, 8/15/25§	354,000	373,691
4.875%, 6/1/29§	156,000	158,730

		2,974,390

Real Estate Management & Development (0.8%)
Cushman & Wakefield US Borrower LLC 6.750%, 5/15/28§	216,000	232,297
Greystar Real Estate Partners LLC 5.750%, 12/1/25§	672,000	683,908
Howard Hughes Corp. (The) 4.375%, 2/1/31§	255,000	258,570
Realogy Group LLC 7.625%, 6/15/25§	480,000	510,000
9.375%, 4/1/27§	286,000	310,310

		1,995,085

Total Real Estate		4,969,475

Utilities (0.4%)
Gas Utilities (0.2%)
Suburban Propane Partners LP 5.000%, 6/1/31§	525,000	527,625

Water Utilities (0.2%)
Solaris Midstream Holdings LLC 7.625%, 4/1/26§	470,000	494,675

Total Utilities		1,022,300

Total Corporate Bonds		195,351,296

Loan Participations (5.8%)
Consumer Discretionary (0.5%)
Auto Components (0.2%)
EyeCare Partners LLC, 2nd Lien Initial Term Loan
(ICE LIBOR USD 3 Month + 6.75%), 7.250%, 11/15/29 (k)	500,000	500,000

Automobiles (0.2%)
First Brands Group LLC, 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 5.00%), 6.000%, 3/30/27 (k)	397,249	398,441

Diversified Consumer Services (0.1%)
Tecta America Corp., 2nd Lien Term Loan
(ICE LIBOR USD 1 Month + 8.50%), 9.250%, 4/9/29 (k)	325,000	323,375

Total Consumer Discretionary		1,221,816

Financials (1.2%)
Capital Markets (0.4%)
Nexus Buyer LLC, 2nd Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 6.25%), 6.750%, 11/5/29 (k)	950,000	947,625

Insurance (0.8%)
Asurion LLC, 2nd Lien Term Loan B3
(ICE LIBOR USD 1 Month + 5.25%), 5.354%, 1/31/28 (k)	1,000,000	998,125
Asurion LLC, 2nd Lien Term Loan B4
(ICE LIBOR USD 1 Month + 5.25%), 5.354%, 1/20/29 (k)	1,100,000	1,094,959

		2,093,084

Total Financials		3,040,709

Health Care (0.6%)
Health Care Providers & Services (0.6%)
National Mentor Holdings, Inc., 1st Lien Initial Term Loan
(ICE LIBOR USD 3 Month + 3.75%), 4.500%, 3/2/28 (k)	323,224	319,588
National Mentor Holdings, Inc., 1st Lien Initial Term Loan C
(ICE LIBOR USD 3 Month + 3.75%), 4.500%, 3/2/28 (k)	10,204	10,089
National Mentor Holdings, Inc., 2nd Lien Initial Term Loan
(ICE LIBOR USD 3 Month + 7.25%), 8.000%, 3/2/29 (k)	375,000	372,656
Sound Inpatient Physicians, Inc., 2nd Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 6.75%), 6.854%, 6/26/26 (k)	550,000	547,938
Southern Veterinary Partners LLC, 2nd Lien Initial Term Loan
(ICE LIBOR USD 6 Month + 7.75%), 8.750%, 10/5/28 (k)	375,000	373,125

		1,623,396

Total Health Care		1,623,396

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)

Industrials (1.4%)
Airlines (0.2%)
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Initial Term Loan
(ICE LIBOR USD 3 Month + 4.75%), 5.500%, 4/20/28 (k)	$475,000	$491,744

Commercial Services & Supplies (0.1%)
Revint Intermediate II LLC, Initial Term Loan
(ICE LIBOR USD 3 Month + 4.25%), 4.750%, 10/15/27 (k)	272,816	272,816

Construction & Engineering (0.8%)
Brand Energy & Infrastructure Services, Inc., Initial Term Loan
(ICE LIBOR USD 3 Month + 4.25%), 5.250%, 6/21/24 (k)	1,136,871	1,110,885
CNT Holding I Corp., 2nd Lien Initial Term Loan
(ICE LIBOR USD 3 Month + 6.75%), 7.500%, 11/6/28 (k)	125,000	125,469
KKR Apple Bidco LLC, 2nd Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 5.75%), 6.250%, 9/21/29 (k)	75,000	75,820
USIC Holdings, Inc., 1st Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 3.50%), 4.250%, 5/12/28 (k)	573,563	572,308

		1,884,482

Electrical Equipment (0.1%)
VC GB Holdings I Corp., 2nd Lien Initial Term Loan
(ICE LIBOR USD 3 Month + 6.75%), 7.250%, 7/23/29 (k)	225,000	222,469

Transportation Infrastructure (0.2%)
United AirLines, Inc., Term Loan B
(ICE LIBOR USD 3 Month + 3.75%), 4.500%, 4/21/28 (k)	173,313	173,482
USIC Holdings, Inc., 2nd Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 6.50%), 7.250%, 5/14/29 (k)	300,000	301,250

		474,732

Total Industrials		3,346,243

Information Technology (1.6%)
Software (1.6%)
Applied Systems, Inc., 2nd Lien Term Loan
(ICE LIBOR USD 3 Month + 5.50%), 6.250%, 9/19/25 (k)	1,360,150	1,369,501
Ascend Learning LLC, 2nd Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 5.75%), 6.250%, 12/10/29 (k)	225,000	226,125

Loyalty Ventures, Inc., Term Loan B
(ICE LIBOR USD 1 Month + 4.50%), 5.000%, 11/3/27 (k)	350,000	347,922
Sophia LP, 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 3.50%), 3.724%, 10/7/27 (k)	296,820	296,608
Sovos Compliance LLC, 1st Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 4.50%), 5.000%, 8/11/28 (k)	127,911	128,185
UKG, Inc., 2nd Lien Incremental Term Loan
(ICE LIBOR USD 3 Month + 5.25%), 5.750%, 5/3/27 (k)	1,225,000	1,227,680
VT Topco, Inc., 2nd Lien Term Loan
(ICE LIBOR USD 1 Month + 6.75%), 7.500%, 7/31/26 (k)	325,000	324,187

		3,920,208

Total Information Technology		3,920,208

Materials (0.5%)
Chemicals (0.3%)
CPC Acquisition Corp., 2nd Lien Initial Term Loan
(ICE LIBOR USD 3 Month + 7.75%), 8.500%, 12/29/28 (k)	750,000	736,875

Containers & Packaging (0.2%)
First Brands Group LLC, 2nd Lien Term Loan
(ICE LIBOR USD 3 Month + 8.50%), 9.500%, 3/30/28 (k)	400,000	401,250

Total Materials		1,138,125

Total Loan Participations		14,290,497

Total Long-Term Debt Securities (85.9%) (Cost $205,056,915)		209,641,793

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Fixed Income (9.0%)
iShares Broad USD High Yield Corporate Bond ETF (x)	188,500	7,764,315
iShares iBoxx High Yield Corporate Bond ETF (x)	81,110	7,057,381
SPDR Bloomberg High Yield Bond ETF (x)	64,724	7,027,085

Total Exchange Traded Funds (9.0%) (Cost $22,390,689)		21,848,781

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENTS:
Investment Companies (3.3%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	4,000,000	$4,000,000
JPMorgan Prime Money Market Fund, IM Shares	4,111,638	4,113,282

Total Investment Companies		8,113,282

	Principal Amount	Value (Note 1)
Repurchase Agreements (7.9%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $500,006, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $510,090. (xx)	$500,000	500,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $10,496,642, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $10,706,558. (xx)	10,496,625	10,496,625
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $1,000,005, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $1,020,410. (xx)	1,000,000	1,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $5,000,194, collateralized by various Common Stocks; total market value $5,556,608. (xx)	5,000,000	5,000,000

TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $2,200,026, collateralized by various Common Stocks; total market value $2,431,802. (xx)	2,200,000	2,200,000

Total Repurchase Agreements		19,196,625

Total Short-Term Investments (11.2%) (Cost $27,310,407)		27,309,907

Total Investments in Securities (106.1%) (Cost $254,758,011)		258,800,481
Other Assets Less Liabilities (-6.1%)		(14,874,830)

Net Assets (100%)		$243,925,651

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $170,030,222 or 69.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond – Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2021.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $23,319,365. This was collateralized by $614,589 of various U.S. Government Treasury Securities, ranging from 0.125% – 6.875%, maturing 1/15/22 – 8/15/51 and by cash of $23,196,624 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
PIK	— Payment-in Kind Security
USD	— United States Dollar

See Notes to Financial Statements.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Communication Services	$—	$25,256,740	$—	$25,256,740
Consumer Discretionary	—	27,529,274	—	27,529,274
Consumer Staples	—	11,631,146	—	11,631,146
Energy	—	22,903,918	—	22,903,918
Financials	—	23,408,729	—	23,408,729
Health Care	—	14,277,362	—	14,277,362
Industrials	—	27,613,302	—	27,613,302
Information Technology	—	20,400,299	—	20,400,299
Materials	—	16,338,751	—	16,338,751
Real Estate	—	4,969,475	—	4,969,475
Utilities	—	1,022,300	—	1,022,300
Exchange Traded Funds	21,848,781	—	—	21,848,781
Loan Participations
Consumer Discretionary	—	1,221,816	—	1,221,816
Financials	—	3,040,709	—	3,040,709
Health Care	—	1,623,396	—	1,623,396
Industrials	—	3,346,243	—	3,346,243
Information Technology	—	3,920,208	—	3,920,208
Materials	—	1,138,125	—	1,138,125
Short-Term Investments
Investment Companies	8,113,282	—	—	8,113,282
Repurchase Agreements	—	19,196,625	—	19,196,625

Total Assets	$29,962,063	$228,838,418	$—	$258,800,481

Total Liabilities	$—	$—	$—	$—

Total	$29,962,063	$228,838,418	$—	$258,800,481

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(6,110)	$(6,110)

Total	$(6,110)	$(6,110)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$7,621	$7,621

Total	$7,621	$7,621

^ This Portfolio held forward foreign currency contracts for hedging.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

This Portfolio held forward foreign currency contracts with an average settlement value of approximately $347,000 for eight months during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$141,220,538
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$117,413,323

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,132,231
Aggregate gross unrealized depreciation	(1,411,154)

Net unrealized appreciation	$3,721,077

Federal income tax cost of investments in securities and derivative instruments, if applicable	$255,079,404

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $235,561,386)	$239,603,856
Repurchase Agreements (Cost $19,196,625)	19,196,625
Cash	5,316,607
Foreign cash (Cost $1,955)	1,756
Dividends, interest and other receivables	3,002,083
Receivable for securities sold	872,512
Receivable for Portfolio shares sold	49,678
Securities lending income receivable	21,018
Unrealized appreciation on unfunded commitments	47
Other assets	860

Total assets	268,065,042

LIABILITIES
Payable for return of collateral on securities loaned	23,196,624
Payable for Portfolio shares redeemed	353,230
Investment management fees payable	116,292
Payable for securities purchased	349,740
Administrative fees payable	24,248
Distribution fees payable – Class IB	11,922
Unrealized depreciation on unfunded commitments	136
Accrued expenses	87,199

Total liabilities	24,139,391

NET ASSETS	$243,925,651

Net assets were comprised of:
Paid in capital	$252,363,727
Total distributable earnings (loss)	(8,438,076)

Net assets	$243,925,651

Class IB
Net asset value, offering and redemption price per share, $57,218,336 / 5,900,588 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.70

Class K
Net asset value, offering and redemption price per share, $186,707,315 / 19,261,496 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.69

(x)	Includes value of securities on loan of $23,319,365.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$11,124,752
Dividends	991,995
Securities lending (net)	254,410

Total income	12,371,157

EXPENSES
Investment management fees	1,398,569
Administrative fees	275,725
Distribution fees – Class IB	128,744
Professional fees	70,788
Custodian fees	61,000
Printing and mailing expenses	24,384
Trustees’ fees	6,491
Miscellaneous	14,485

Gross expenses	1,980,186
Less: Waiver from investment manager	(103,265)

Net expenses	1,876,921

NET INVESTMENT INCOME (LOSS)	10,494,236

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	2,684,989
Forward foreign currency contracts	(6,110)
Foreign currency transactions	1,966

Net realized gain (loss)	2,680,845

Change in unrealized appreciation (depreciation) on:
Investments in securities	(3,716,238)
Forward foreign currency contracts	7,621
Foreign currency translations	(156)
Unfunded commitments	(88)

Net change in unrealized appreciation (depreciation)	(3,708,861)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,028,016)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,466,220

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,494,236	$10,229,285
Net realized gain (loss)	2,680,845	(2,438,308)
Net change in unrealized appreciation (depreciation)	(3,708,861)	3,946,762

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,466,220	11,737,739

Distributions to shareholders:
Class IB	(2,401,122)	(2,131,896)
Class K	(8,384,624)	(8,289,015)

Total distributions to shareholders	(10,785,746)	(10,420,911)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,586,317 and 1,382,533 shares, respectively ]	15,706,788	13,070,798
Capital shares issued in reinvestment of dividends [ 249,639 and 220,314 shares, respectively ]	2,401,122	2,131,896
Capital shares repurchased [ (735,112) and (1,086,620) shares, respectively ]	(7,269,245)	(10,141,284)

Total Class IB transactions	10,838,665	5,061,410

Class K
Capital shares sold [ 2,737,620 and 2,816,300 shares, respectively ]	27,121,777	27,032,907
Capital shares issued in reinvestment of dividends [ 872,163 and 857,220 shares, respectively ]	8,384,624	8,289,015
Capital shares repurchased [ (1,976,790) and (4,416,954) shares, respectively ]	(19,601,466)	(40,558,230)

Total Class K transactions	15,904,935	(5,236,308)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	26,743,600	(174,898)

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,424,074	1,141,930
NET ASSETS:
Beginning of year	218,501,577	217,359,647

End of year	$243,925,651	$218,501,577

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.75	$9.60	$8.94	$9.67	$9.53

Income (loss) from investment operations:
Net investment income (loss) (e)	0.43	0.46	0.48	0.50	0.49
Net realized and unrealized gain (loss)	(0.05)	0.16	0.67	(0.70)	0.12

Total from investment operations	0.38	0.62	1.15	(0.20)	0.61

Less distributions:
Dividends from net investment income	(0.43)	(0.47)	(0.49)	(0.53)	(0.47)

Net asset value, end of year	$9.70	$9.75	$9.60	$8.94	$9.67

Total return	3.95%	6.48%	12.94%	(2.23)%	6.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$57,218	$46,783	$41,122	$28,369	$26,553
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%	1.00%	1.04%	1.05%
Before waivers (f)	1.04%	1.08%	1.07%	1.07%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	4.31%	4.79%	4.92%	5.20%	4.95%
Before waivers (f)	4.26%	4.71%	4.85%	5.16%	4.93%
Portfolio turnover rate^	53%	67%	47%	41%	61%

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.74	$9.59	$8.93	$9.66	$9.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.45	0.48	0.50	0.53	0.52
Net realized and unrealized gain (loss)	(0.05)	0.16	0.68	(0.71)	0.12

Total from investment operations	0.40	0.64	1.18	(0.18)	0.64

Less distributions:
Dividends from net investment income	(0.45)	(0.49)	(0.52)	(0.55)	(0.50)

Net asset value, end of year	$9.69	$9.74	$9.59	$8.93	$9.66

Total return	4.19%	6.74%	13.23%	(1.99)%	6.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$186,707	$171,719	$176,238	$163,753	$177,784
Ratio of expenses to average net assets:
After waivers (f)	0.75%	0.75%	0.75%	0.79%	0.80%
Before waivers (f)	0.79%	0.83%	0.82%	0.82%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	4.56%	5.04%	5.18%	5.44%	5.20%
Before waivers (f)	4.51%	4.96%	5.11%	5.41%	5.18%
Portfolio turnover rate^	53%	67%	47%	41%	61%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT MICRO CAP PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*,**	10.96%	20.86%	14.80%
Portfolio – Class K Shares*	11.13	21.09	15.01
Russell Microcap® Index	19.34	11.69	10.04

* Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.96% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell Microcap® Index, which returned 19.34% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio’s position in Calix, Inc., a provider of cloud and software platforms, was the largest individual contributor to relative performance in 2021. Calix has sustained its revenue growth despite industry-wide supply constraints, which has caused several similar communication equipment companies to struggle. Shares also jumped following the announcement that Calix will join the S&P Midcap 400 Index.

•

Security selection within the Pharmaceutical and Biotechnology sectors was also a prominent contributor to relative performance over the period, as the Portfolio benefited from several key drug approvals and trial results towards the end of the year. Specifically, the Portfolio’s position in Intra Cellular Therapies, which focuses on treatments for psychiatric and neurologic diseases, was a notable contributor, as shares soared following the FDA’s approval of Caplyta, a drug designed to treat bipolar depression in adults. The Portfolio’s position in Xenon Pharmaceuticals also drove performance over the period, as the company reported positive topline results from its Phase 2b clinical trial of XEN1101 for the treatment of focal epilepsy.

What hurt performance during the year:

•

As a result of increased volatility stemming from the emergence of the Omicron variant, as well as the potential that inflation will force a quicker withdrawal of central bank stimulus, investors largely gravitated towards lower volatility names – prioritizing profitability and valuations.

•

The Portfolio’s position in Telos Corporation was the most notable individual detractor over the course of the year. Shares fell after the company reported third quarter results that missed consensus expectations and cut guidance on the timing of government contracts into 2022 as a result of COVID-related delays.

Portfolio Positioning and Outlook — Lord, Abbett & Co. LLC

The U.S. economy remains incredibly strong; nominal gross domestic product (GDP) growth is high, the consumer is healthy, unemployment is low, and corporate profits are surging. Additionally, we believe that growing corporate profits and low interest rates are a good environment for forward stock market returns. That said, economic growth has been so strong that it is triggering inflation in the near-term. We anticipate the forces that kept inflation low before the pandemic to reassert themselves over the course of 2022. Those forces include globalization, demographics and the technology revolution. On the latter, the technological revolution remains in its early stages, providing a powerful thrust for innovation investing in the decade ahead. We continue to see attractive opportunities in the Health Care, Technology, Consumer and Communications sectors, as many companies and industries within these sectors are still early in their life cycles and have many years of high growth ahead of them.

1290 VT MICRO CAP PORTFOLIO (Unaudited)

In the micro-cap asset class, we are seeing valuations today at historic lows, both on an absolute level and relative to large caps. This is not a typical phenomenon and reflects the market’s clear preference for mega-cap stocks as equity havens during greater uncertainty. We anticipate a shift in this sentiment when we get to a point of greater clarity around the pandemic and whether near-term inflation readings are manageable or part of a more challenging regime.

Sector Weightings as of December 31, 2021	% of Net Assets
Health Care	26.8%
Information Technology	16.1
Financials	14.1
Industrials	14.0
Consumer Discretionary	13.6
Repurchase Agreements	7.0
Communication Services	4.6
Energy	2.7
Consumer Staples	2.2
Real Estate	2.1
Materials	1.8
Investment Companies	0.7
Utilities	0.3
Closed End Funds	0.0 #
Cash and Other	(6.0)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$922.40	$5.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	923.30	4.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (4.6%)
Diversified Telecommunication Services (1.3%)
Anterix, Inc.*	2,198	$129,154
ATN International, Inc.	2,070	82,696
Consolidated Communications Holdings, Inc.*	13,834	103,478
Cuentas, Inc.*	620	825
IDT Corp., Class B*	3,807	168,117
Ooma, Inc.*	100,488	2,053,975
Radius Global Infrastructure, Inc.*	11,225	180,723

		2,718,968

Entertainment (0.1%)
Ballantyne Strong, Inc.*	2,491	7,199
Chicken Soup For The Soul Entertainment, Inc. (x)*	1,390	19,238
Cinedigm Corp., Class A (x)*	28,410	32,956
CuriosityStream, Inc. (x)*	5,081	30,130
Dolphin Entertainment, Inc. (x)*	1,148	9,781
Eros STX Global Corp. (x)*	63,777	15,287
Gaia, Inc. (x)*	2,197	18,828
LiveOne, Inc. (x)*	11,129	14,245
Marcus Corp. (The) (x)*	4,342	77,548
Reading International, Inc., Class A*	3,440	13,898

		239,110

Interactive Media & Services (0.7%)
AutoWeb, Inc. (x)*	1,561	5,307
Creatd, Inc. (x)*	1,479	3,091
DHI Group, Inc.*	8,912	55,611
Eventbrite, Inc., Class A*	51,285	894,410
EverQuote, Inc., Class A*	3,617	56,642
IZEA Worldwide, Inc. (x)*	10,429	13,975
Kubient, Inc. (x)*	2,305	6,961
Liberty TripAdvisor Holdings, Inc., Class A (x)*	14,247	30,916
Outbrain, Inc.*	1,544	21,616
QuinStreet, Inc.*	9,498	172,769
Super League Gaming, Inc. (x)*	1,836	4,333
Travelzoo*	1,116	10,513
TrueCar, Inc.*	17,934	60,976
Zedge, Inc., Class B (x)*	2,047	17,399

		1,354,519

Media (1.7%)
Beasley Broadcast Group, Inc., Class A*	2,325	4,394
Boston Omaha Corp., Class A*	3,866	111,070
Clear Channel Outdoor Holdings, Inc.*	68,907	228,082
comScore, Inc.*	13,393	44,733
Criteo SA (ADR)*	42,291	1,643,851
Cumulus Media, Inc., Class A*	3,529	39,701
Daily Journal Corp.*	226	80,621
DallasNews Corp.	1,126	8,096
Digital Media Solutions, Inc.*	577	2,758
Emerald Holding, Inc.*	4,326	17,174
Entercom Communications Corp.*	22,158	56,946
Entravision Communications Corp., Class A	11,471	77,773

Fluent, Inc.*	7,516	14,957
Gannett Co., Inc.*	26,682	142,215
Hemisphere Media Group, Inc.*	3,090	22,464
Lee Enterprises, Inc. (x)*	1,011	34,920
Marchex, Inc., Class B*	7,167	17,774
National CineMedia, Inc.	11,592	32,574
NextPlay Technologies, Inc. (x)*	4,957	4,240
PubMatic, Inc., Class A*	21,908	745,968
Saga Communications, Inc., Class A	729	17,503
Salem Media Group, Inc.*	2,340	7,161
SPAR Group, Inc.*	1,541	1,896
Stagwell, Inc.*	11,792	102,237
Thryv Holdings, Inc.*	1,500	61,695
Townsquare Media, Inc., Class A*	2,192	29,219
Troika Media Group, Inc. (x)*	3,598	4,210
Urban One, Inc. (x)*	3,024	10,251
Urban One, Inc. Class A (x)*	1,436	6,677

		3,571,160

Wireless Telecommunication Services (0.8%)
Gogo, Inc. (x)*	120,252	1,627,010
Spok Holdings, Inc.	3,473	32,403

		1,659,413

Total Communication Services		9,543,170

Consumer Discretionary (13.6%)
Auto Components (0.8%)
Cooper-Standard Holdings, Inc.*	3,192	71,533
Gentherm, Inc.*	14,302	1,242,844
Horizon Global Corp.*	4,209	33,588
Modine Manufacturing Co.*	9,476	95,613
Motorcar Parts of America, Inc.*	3,583	61,162
Stoneridge, Inc.*	4,931	97,338
Strattec Security Corp. (x)*	703	26,025
Superior Industries International, Inc.*	4,815	21,571
Sypris Solutions, Inc.*	2,100	5,166
Unique Fabricating, Inc.*	1,633	3,200
XL Fleet Corp. (x)*	6,783	22,452

		1,680,492

Automobiles (0.1%)
Arcimoto, Inc. (x)*	5,544	43,132
AYRO, Inc. (x)*	5,793	9,327
Volcon, Inc.*	672	7,258
Workhorse Group, Inc. (x)*	22,684	98,902

		158,619

Distributors (0.1%)
AMCON Distributing Co.	40	7,980
Educational Development Corp.	1,351	12,051
Funko, Inc., Class A (x)*	5,063	95,184
Greenlane Holdings, Inc., Class A*	3,419	3,296
Weyco Group, Inc.	1,159	27,747

		146,258

Diversified Consumer Services (0.6%)
American Public Education, Inc.*	3,502	77,919
Amesite, Inc.*	2,324	2,394

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Aspen Group, Inc.*	4,088	$9,648
Carriage Services, Inc.	2,911	187,585
Elite Education Group International Ltd.*	187	617
European Wax Center, Inc., Class A (x)*	2,512	76,239
Houghton Mifflin Harcourt Co. (x)*	24,131	388,509
Lincoln Educational Services Corp.*	4,532	33,854
OneSpaWorld Holdings Ltd.*	10,215	102,354
Perdoceo Education Corp.*	13,358	157,090
Regis Corp. (x)*	7,605	13,233
StoneMor, Inc. (x)*	6,409	14,612
Universal Technical Institute, Inc.*	6,230	48,719
XpresSpa Group, Inc. (x)*	20,001	40,402
Zovio, Inc. (x)*	5,985	7,601

		1,160,776

Hotels, Restaurants & Leisure (2.9%)
Allied Esports Entertainment, Inc. (x)*	4,354	7,445
Ark Restaurants Corp.*	445	7,409
BBQ Holdings, Inc. (x)*	794	12,609
Biglari Holdings, Inc., Class B*	152	21,671
Bluegreen Vacations Holding Corp.*	2,552	89,575
BurgerFi International, Inc.*	2,418	13,710
Canterbury Park Holding Corp.*	702	12,117
Carrols Restaurant Group, Inc.	6,313	18,687
Century Casinos, Inc.*	5,140	62,605
Chuy’s Holdings, Inc.*	3,780	113,854
Del Taco Restaurants, Inc.	5,646	70,293
Drive Shack, Inc.*	16,396	23,446
El Pollo Loco Holdings, Inc.*	3,563	50,559
Esports Entertainment Group, Inc. (x)*	3,025	10,618
Esports Technologies, Inc. (x)*	2,159	44,389
Everi Holdings, Inc.*	16,245	346,831
FAT Brands, Inc., Class A	970	10,272
Fiesta Restaurant Group, Inc.*	3,443	37,908
First Watch Restaurant Group, Inc. (x)*	1,979	33,168
Flanigan’s Enterprises, Inc.*	177	5,464
Full House Resorts, Inc.*	6,183	74,876
GAN Ltd.*	7,713	70,883
Golden Entertainment, Inc.*	3,285	165,991
Golden Nugget Online Gaming, Inc.*	7,574	75,361
Good Times Restaurants, Inc. (x)*	1,812	7,864
Hall of Fame Resort & Entertainment Co. (x)*	10,376	15,772
Inspired Entertainment, Inc.*	2,525	32,724
Kura Sushi USA, Inc., Class A*	12,812	1,035,722
Lindblad Expeditions Holdings, Inc.*	59,661	930,712
Luby’s, Inc. (x)*	3,920	11,211
Monarch Casino & Resort, Inc.*	27,172	2,009,369
Nathan’s Famous, Inc.	557	32,523
NEOGAMES SA*	2,000	55,560
Noodles & Co.*	7,705	69,884
ONE Group Hospitality, Inc. (The)*	3,835	48,359
PlayAGS, Inc.*	5,300	35,987

Potbelly Corp. (x)*	4,660	26,003
RCI Hospitality Holdings, Inc.	1,589	123,751
Red Robin Gourmet Burgers, Inc.*	2,980	49,259
Ruth’s Hospitality Group, Inc.*	6,242	124,216
Target Hospitality Corp.*	5,238	18,647
Xponential Fitness, Inc., Class A (x)*	1,795	36,690

		6,043,994

Household Durables (3.8%)
Aterian, Inc. (x)*	5,076	20,862
Bassett Furniture Industries, Inc.	1,783	29,901
Beazer Homes USA, Inc.*	5,571	129,359
Casper Sleep, Inc.*	5,421	36,212
Dixie Group, Inc. (The)*	2,564	14,692
Ethan Allen Interiors, Inc.	4,301	113,073
Flexsteel Industries, Inc.	1,300	34,918
GoPro, Inc., Class A*	101,455	1,046,001
Green Brick Partners, Inc.*	56,203	1,704,637
Hamilton Beach Brands Holding Co., Class A	1,545	22,186
Harbor Custom Development, Inc. (x)*	2,855	7,509
Hooker Furnishings Corp.	2,202	51,263
Hovnanian Enterprises, Inc., Class A*	984	125,253
Koss Corp.*	741	7,914
Landsea Homes Corp.*	1,943	14,223
Legacy Housing Corp.*	1,522	40,287
LGI Homes, Inc.*	5,778	892,585
Lifetime Brands, Inc.	2,486	39,701
Live Ventures, Inc. (x)*	260	8,198
Lovesac Co. (The)*	31,383	2,079,438
Nephros, Inc. (x)*	1,163	6,990
Sonos, Inc.*	34,581	1,030,514
Tupperware Brands Corp.*	9,293	142,090
Universal Electronics, Inc.*	2,386	97,229
VOXX International Corp.*	2,823	28,710
Vuzix Corp. (x)*	11,028	95,613
Weber, Inc., Class A (x)	3,335	43,121

		7,862,479

Internet & Direct Marketing Retail (0.4%)
1847 Goedeker, Inc. (x)*	11,291	27,098
1stdibs.com, Inc. (x)*	1,265	15,825
CarParts.com, Inc.*	9,282	103,958
Digital Brands Group, Inc. (x)*	1,722	3,961
Duluth Holdings, Inc., Class B*	2,302	34,944
iMedia Brands, Inc.*	3,581	21,486
iPower, Inc. (x)*	833	1,983
Lands’ End, Inc.*	2,734	53,668
Liquidity Services, Inc.*	5,044	111,372
Lulu’s Fashion Lounge Holdings, Inc.*	1,018	10,414
PARTS iD, Inc. (x)*	907	2,213
PetMed Express, Inc. (x)	3,890	98,261
Porch Group, Inc. (x)*	14,675	228,783
Remark Holdings, Inc. (x)*	17,923	17,771
Rent the Runway, Inc., Class A*	3,377	27,523
RumbleON, Inc., Class B (x)*	1,779	73,864
TRxADE Health, Inc.*	883	2,066
Waitr Holdings, Inc. (x)*	16,025	11,859

		847,049

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Leisure Products (0.4%)
American Outdoor Brands, Inc.*	2,654	$52,894
AMMO, Inc. (x)*	16,378	89,260
Clarus Corp.	5,005	138,739
Escalade, Inc.	1,979	31,248
Genius Brands International, Inc. (x)*	54,188	56,897
JAKKS Pacific, Inc. (x)*	1,592	16,175
Johnson Outdoors, Inc., Class A	1,002	93,877
Marine Products Corp.	1,690	21,125
MasterCraft Boat Holdings, Inc.*	3,557	100,770
Nautilus, Inc.*	5,556	34,058
Smith & Wesson Brands, Inc.	9,131	162,532
Twin Vee PowerCats Co. (x)*	597	2,394
Vinco Ventures, Inc. (x)*	19,496	46,401

		846,370

Multiline Retail (0.1%)
Franchise Group, Inc.	5,379	280,569

Specialty Retail (4.1%)
America’s Car-Mart, Inc.*	1,141	116,838
Barnes & Noble Education, Inc.*	8,434	57,436
Big 5 Sporting Goods Corp. (x)	3,976	75,584
Build-A-Bear Workshop, Inc.	2,700	52,704
Caleres, Inc.	7,008	158,941
CarLotz, Inc. (x)*	13,921	31,601
Cato Corp. (The), Class A	3,733	64,058
Chico’s FAS, Inc.*	23,052	124,020
Children’s Place, Inc. (The)*	10,265	813,912
Citi Trends, Inc.*	23,521	2,228,615
Conn’s, Inc.*	3,362	79,074
Container Store Group, Inc. (The)*	143,026	1,427,400
Envela Corp.*	1,419	5,775
Express, Inc.*	11,816	36,393
Genesco, Inc.*	2,783	178,585
Haverty Furniture Cos., Inc.	3,085	94,308
Hibbett, Inc.	2,827	203,346
J Jill, Inc. (x)*	836	16,034
JOANN, Inc. (x)	2,465	25,587
Kirkland’s, Inc.*	2,524	37,683
Lazydays Holdings, Inc.*	1,379	29,704
LMP Automotive Holdings, Inc. (x)*	1,000	6,990
Lumber Liquidators Holdings, Inc.*	5,407	92,298
MarineMax, Inc.*	4,010	236,750
OneWater Marine, Inc., Class A	1,938	118,160
Party City Holdco, Inc.*	20,975	116,831
Shift Technologies, Inc. (x)*	11,850	40,409
Shoe Carnival, Inc.	3,379	132,051
Sleep Number Corp.*	15,233	1,166,848
Sportsman’s Warehouse Holdings, Inc.*	8,133	95,969
Tilly’s, Inc., Class A	4,291	69,128
TravelCenters of America, Inc.*	2,377	122,701
Winmark Corp.	660	163,871
Xcel Brands, Inc.*	1,648	1,796
Zumiez, Inc.*	4,050	194,360

		8,415,760

Textiles, Apparel & Luxury Goods (0.3%)
Charles & Colvard Ltd. (x)*	5,246	15,161
Crown Crafts, Inc.	1,996	14,511

Culp, Inc. (x)	2,272	21,607
Delta Apparel, Inc.*	1,222	36,342
Fossil Group, Inc.*	9,040	93,022
Jerash Holdings US, Inc.	733	4,743
Lakeland Industries, Inc.*	1,497	32,485
Movado Group, Inc.	2,952	123,482
Rocky Brands, Inc.	1,268	50,466
Superior Group of Cos., Inc.	2,273	49,870
Unifi, Inc.*	2,613	60,491
Vera Bradley, Inc.*	5,061	43,069
Vince Holding Corp.*	647	5,153

		550,402

Total Consumer Discretionary		27,992,768

Consumer Staples (2.2%)
Beverages (0.1%)
Alkaline Water Co., Inc. (The) (x)*	16,599	19,587
NewAge, Inc. (x)*	25,605	26,373
Reed’s, Inc.*	17,715	6,354
Willamette Valley Vineyards, Inc.*	879	7,630
Zevia PBC, Class A (x)*	1,831	12,909

		72,853

Food & Staples Retailing (0.3%)
Blue Apron Holdings, Inc., Class A (x)*	3,273	22,027
Chefs’ Warehouse, Inc. (The)*	5,945	197,968
HF Foods Group, Inc. (x)*	6,710	56,767
MedAvail Holdings, Inc. (x)*	2,421	3,389
Natural Grocers by Vitamin Cottage, Inc.	1,685	24,011
Rite Aid Corp.*	10,617	155,964
SpartanNash Co.	6,817	175,606
Village Super Market, Inc., Class A	1,710	39,997

		675,729

Food Products (0.2%)
Alico, Inc. (x)	1,043	38,622
Arcadia Biosciences, Inc. (x)*	4,445	4,623
Bridgford Foods Corp. (x)*	344	4,001
Farmer Bros Co.*	3,110	23,169
Laird Superfood, Inc. (x)*	1,290	16,822
Landec Corp.*	4,807	53,358
Lifeway Foods, Inc. (x)*	946	4,465
Limoneira Co.	3,049	45,735
Nuzee, Inc. (x)*	2,032	8,412
Real Good Food Co., Inc. (The)*	1,137	7,118
Rocky Mountain Chocolate Factory, Inc. (x)*	970	7,566
S&W Seed Co.*	2,725	7,439
Seneca Foods Corp., Class A*	1,160	55,622
Vita Coco Co., Inc. (The) (x)*	1,960	21,893
Vital Farms, Inc.*	4,648	83,943
Whole Earth Brands, Inc.*	7,070	75,932

		458,720

Household Products (0.5%)
Central Garden & Pet Co.*	18,801	989,497
Ocean Bio-Chem, Inc.	743	6,464
Oil-Dri Corp. of America	1,037	33,941

		1,029,902

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Personal Products (1.0%)
Beauty Health Co. (The)*	16,360	$395,258
elf Beauty, Inc.*	44,386	1,474,059
Grove, Inc. (x)*	503	2,027
Guardion Health Sciences, Inc. (x)*	5,092	3,295
Jupiter Wellness, Inc.*	3,205	2,853
LifeMD, Inc. (x)*	3,559	13,773
Lifevantage Corp.*	2,396	15,143
Mannatech, Inc.	207	7,932
Natural Alternatives International, Inc. (x)*	776	9,809
Natural Health Trends Corp.	1,479	10,013
Nature’s Sunshine Products, Inc.	2,224	41,144
Revlon, Inc., Class A*	1,383	15,683
Summer Infant, Inc. (x)*	152	1,579
Thorne HealthTech, Inc. (x)*	1,043	6,477
United-Guardian, Inc.	677	11,103
Veru, Inc.*	11,960	70,444

		2,080,592

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	30,471	94,155
Turning Point Brands, Inc.	2,763	104,386

		198,541

Total Consumer Staples		4,516,337

Energy (2.7%)
Energy Equipment & Services (0.7%)
Aspen Aerogels, Inc.*	4,183	208,272
Bristow Group, Inc.*	4,490	142,198
Dawson Geophysical Co.*	4,732	10,955
DMC Global, Inc.*	3,480	137,843
ENGlobal Corp.*	3,759	4,962
Expro Group Holdings NV*	8,807	126,380
Exterran Corp.*	4,522	13,476
Forum Energy Technologies, Inc. (x)*	782	12,551
FTS International, Inc., Class A*	1,726	45,307
Geospace Technologies Corp.*	2,489	16,726
Gulf Island Fabrication, Inc.*	2,819	11,304
Helix Energy Solutions Group, Inc.*	27,126	84,633
ION Geophysical Corp. (x)*	5,279	4,646
KLX Energy Services Holdings, Inc. (x)*	1,149	3,562
Mammoth Energy Services, Inc. (x)*	2,876	5,234
MIND Technology, Inc. (x)*	2,375	3,942
Nabors Industries Ltd.*	1,340	108,661
Natural Gas Services Group, Inc.*	2,385	24,971
NCS Multistage Holdings, Inc.*	120	3,480
Newpark Resources, Inc.*	17,521	51,512
Nine Energy Service, Inc. (x)*	1,630	1,630
Nuverra Environmental Solutions, Inc. (x)*	464	1,411
Oil States International, Inc.*	11,371	56,514
Profire Energy, Inc.*	7,421	7,866
Ranger Energy Services, Inc.*	952	9,777
SEACOR Marine Holdings, Inc.*	3,810	12,954
Select Energy Services, Inc., Class A*	11,723	73,034
Smart Sand, Inc.*	3,279	5,837

Solaris Oilfield Infrastructure, Inc., Class A	6,159	40,341
TETRA Technologies, Inc.*	23,208	65,911
Tidewater, Inc.*	7,737	82,863
US Silica Holdings, Inc.*	14,021	131,797

		1,510,550

Oil, Gas & Consumable Fuels (2.0%)
Adams Resources & Energy, Inc. (x)	514	14,294
Aemetis, Inc. (x)*	5,212	64,108
Alto Ingredients, Inc.*	13,825	66,498
Altus Midstream Co. (x)	626	38,380
American Resources Corp. (x)*	8,080	14,544
Amplify Energy Corp. (x)*	6,677	20,766
Arch Resources, Inc.	2,868	261,906
Ardmore Shipping Corp. (x)*	6,424	21,713
Battalion Oil Corp.*	591	5,792
Berry Corp.	12,751	107,363
Centrus Energy Corp., Class A*	1,889	94,280
Civitas Resources, Inc.	8,256	404,296
CONSOL Energy, Inc.*	6,494	147,479
Crescent Energy, Inc., Class A (x)	5,578	70,729
Dorian LPG Ltd.	5,955	75,569
Earthstone Energy, Inc., Class A*	4,912	53,737
Energy Fuels, Inc. (x)*	29,352	223,956
Epsilon Energy Ltd.*	3,044	17,260
Evolution Petroleum Corp.	5,909	29,841
Falcon Minerals Corp.	7,859	38,273
Gevo, Inc. (x)*	37,990	162,597
Green Plains, Inc.*	8,312	288,925
Hallador Energy Co. (x)*	4,641	11,417
HighPeak Energy, Inc.	948	13,879
International Seaways, Inc.	8,627	126,644
Laredo Petroleum, Inc.*	2,388	143,590
Lightbridge Corp. (x)*	1,331	8,818
NACCO Industries, Inc., Class A	739	26,818
NextDecade Corp. (x)*	4,568	13,019
Nordic American Tankers Ltd. (x)	32,026	54,124
Northern Oil and Gas, Inc.	9,938	204,524
Overseas Shipholding Group, Inc., Class A*	11,591	21,791
Par Pacific Holdings, Inc.*	8,762	144,485
Peabody Energy Corp.*	16,906	170,243
PEDEVCO Corp. (x)*	2,945	3,122
PHX Minerals, Inc.	4,621	10,028
PrimeEnergy Resources Corp.*	138	9,525
Ranger Oil Corp.*	4,020	108,218
REX American Resources Corp.*	1,025	98,400
Riley Exploration Permian, Inc.	483	9,332
Ring Energy, Inc. (x)*	16,373	37,330
SandRidge Energy, Inc.*	5,976	62,509
SilverBow Resources, Inc.*	1,330	28,954
Stabilis Solutions, Inc.*	411	1,767
Teekay Corp. (x)*	13,511	42,425
Teekay Tankers Ltd., Class A (x)*	4,700	51,230
Tellurian, Inc.*	70,373	216,749
Uranium Energy Corp. (x)*	48,671	163,048
Ur-Energy, Inc. (x)*	35,578	43,405
VAALCO Energy, Inc.*	10,063	32,302
Vertex Energy, Inc. (x)*	9,256	41,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

W&T Offshore, Inc.*	17,991	$58,111

		4,180,043

Total Energy		5,690,593

Financials (14.1%)
Banks (8.6%)
1st Constitution Bancorp	1,768	45,420
ACNB Corp. (x)	1,622	50,736
Affinity Bancshares, Inc.*	1,119	17,233
Allegiance Bancshares, Inc.	3,560	150,268
Amalgamated Financial Corp.	2,362	39,611
Amerant Bancorp, Inc.	5,123	177,000
American National Bankshares, Inc.	2,038	76,792
AmeriServ Financial, Inc.	3,399	13,120
Ames National Corp.	1,744	42,711
Arrow Financial Corp.	2,646	93,219
Atlantic Capital Bancshares, Inc.*	3,756	108,060
Auburn National BanCorp, Inc. (x)	405	12,838
Bancorp, Inc. (The)*	56,177	1,421,840
Bank First Corp. (x)	1,264	91,311
Bank of Marin Bancorp	2,992	111,392
Bank of Princeton (The)	1,072	31,442
Bank of South Carolina Corp. (x)	791	15,954
Bank of the James Financial Group, Inc.	911	14,048
Bank7 Corp.	559	12,857
BankFinancial Corp. (x)	2,513	26,814
Bankwell Financial Group, Inc.	1,158	38,029
Bar Harbor Bankshares	2,849	82,422
BayCom Corp.*	1,961	36,788
BCB Bancorp, Inc.	2,963	45,719
Blue Ridge Bankshares, Inc. (x)	3,351	59,983
Business First Bancshares, Inc.	3,641	103,077
Byline Bancorp, Inc.	24,895	680,878
C&F Financial Corp.	694	35,526
California Bancorp, Inc. (x)*	1,427	28,597
Cambridge Bancorp	1,331	124,568
Camden National Corp.	2,881	138,749
Capital Bancorp, Inc.	1,486	38,933
Capital City Bank Group, Inc.	2,457	64,865
Capstar Financial Holdings, Inc.	3,920	82,438
Carter Bankshares, Inc.*	4,904	75,473
CB Financial Services, Inc. (x)	926	22,317
CBTX, Inc.	3,563	103,327
Central Pacific Financial Corp.	3,773	106,285
Central Valley Community Bancorp	2,043	42,433
Chemung Financial Corp.	679	31,085
ChoiceOne Financial Services, Inc.	1,343	35,576
Citizens & Northern Corp.	3,032	79,196
Citizens Community Bancorp, Inc.	1,980	27,265
Citizens Holding Co.	898	16,837
Civista Bancshares, Inc.	2,869	70,004
CNB Financial Corp.	3,152	83,528
Coastal Financial Corp.*	1,855	93,900
Codorus Valley Bancorp, Inc.	1,849	39,938
Colony Bankcorp, Inc.	1,669	28,490
Community Financial Corp. (The) (x)	1,044	41,040

Community Trust Bancorp, Inc.	3,057	133,316
Community West Bancshares (x)	1,264	16,811
ConnectOne Bancorp, Inc.	7,157	234,105
CrossFirst Bankshares, Inc.*	8,902	138,960
Customers Bancorp, Inc.*	27,921	1,825,196
Dime Community Bancshares, Inc.	6,573	231,107
Eagle Bancorp Montana, Inc. (x)	1,198	27,530
Emclaire Financial Corp.	490	13,524
Enterprise Bancorp, Inc.	1,781	80,003
Equity Bancshares, Inc., Class A	2,582	87,607
Esquire Financial Holdings, Inc.*	1,299	41,074
Evans Bancorp, Inc.	1,005	40,501
Farmers & Merchants Bancorp, Inc.	1,918	62,968
Farmers National Banc Corp.	5,908	109,593
Fidelity D&D Bancorp, Inc. (x)	783	46,197
Financial Institutions, Inc.	3,072	97,690
First Bancorp, Inc. (The)	2,023	63,522
First Bancshares, Inc. (The)	3,897	150,502
First Bank	3,031	43,980
First Business Financial Services, Inc.	1,521	44,368
First Capital, Inc. (x)	617	24,649
First Community Bankshares, Inc.	3,202	107,011
First Community Corp.	1,379	28,628
First Financial Corp.	2,247	101,767
First Financial Northwest, Inc.	1,441	23,301
First Foundation, Inc.	7,644	190,030
First Guaranty Bancshares, Inc.	906	18,464
First Internet Bancorp	1,769	83,214
First Mid Bancshares, Inc.	3,225	137,998
First National Corp.	769	17,572
First Northwest Bancorp	1,554	31,437
First of Long Island Corp. (The)	4,383	94,629
First Savings Financial Group, Inc.	1,074	28,354
First United Corp.	1,233	23,267
First US Bancshares, Inc. (x)	900	9,522
First Western Financial, Inc.*	1,222	37,100
Five Star Bancorp (x)	2,373	71,190
Flushing Financial Corp.	5,706	138,656
FNCB Bancorp, Inc. (x)	3,265	29,744
Franklin Financial Services Corp.	827	27,291
FVCBankcorp, Inc.*	2,274	45,048
German American Bancorp, Inc.	4,731	184,414
Glen Burnie Bancorp	418	5,839
Great Southern Bancorp, Inc.	2,034	120,514
Guaranty Bancshares, Inc.	1,531	57,535
Hanmi Financial Corp.	5,775	136,752
HarborOne Bancorp, Inc.	9,371	139,066
Hawthorn Bancshares, Inc. (x)	1,123	29,007
HBT Financial, Inc.	1,924	36,037
Heritage Commerce Corp.	11,272	134,588
HomeStreet, Inc.	3,745	194,740
HomeTrust Bancshares, Inc.	2,850	88,293
Horizon Bancorp, Inc.	8,114	169,177
Howard Bancorp, Inc.*	2,564	55,870
Independent Bank Corp.	4,008	95,671
Investar Holding Corp.	1,911	35,182
Lakeland Bancorp, Inc.	9,548	181,317
Landmark Bancorp, Inc.	786	22,392
LCNB Corp.	2,326	45,427

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Level One Bancorp, Inc. (x)	968	$38,178
Limestone Bancorp, Inc. (x)*	946	17,643
Macatawa Bank Corp.	5,103	45,008
MainStreet Bancshares, Inc.*	1,307	32,139
Malvern Bancorp, Inc.*	1,347	21,107
Mercantile Bank Corp.	3,013	105,545
Meridian Corp.	990	36,402
Metrocity Bankshares, Inc.	3,633	100,016
Metropolitan Bank Holding Corp.*	1,876	199,850
Mid Penn Bancorp, Inc.	2,704	85,825
Middlefield Banc Corp.	1,149	28,518
Midland States Bancorp, Inc.	4,151	102,903
MidWestOne Financial Group, Inc.	2,738	88,629
MVB Financial Corp.	1,970	81,794
National Bankshares, Inc.	1,154	41,844
Nicolet Bankshares, Inc.*	2,396	205,457
Northeast Bank	1,487	53,130
Northrim BanCorp, Inc.	1,171	50,892
Norwood Financial Corp.	1,464	38,049
Oak Valley Bancorp (x)	1,266	22,028
Ohio Valley Banc Corp. (x)	840	24,402
Old Point Financial Corp.	840	19,135
Old Second Bancorp, Inc.	5,322	67,004
Orange County Bancorp, Inc.	222	9,353
Origin Bancorp, Inc.	4,237	181,852
Orrstown Financial Services, Inc.	2,070	52,164
Parke Bancorp, Inc.	2,030	43,198
Partners Bancorp (x)	1,964	19,208
Pathfinder Bancorp, Inc.	568	9,616
Patriot National Bancorp, Inc. (x)*	685	10,652
PCB Bancorp	2,355	51,716
Peapack-Gladstone Financial Corp.	3,440	121,776
Penns Woods Bancorp, Inc.	1,383	32,597
Peoples Bancorp of North Carolina, Inc.	846	23,341
Peoples Bancorp, Inc.	4,971	158,127
Peoples Financial Services Corp.	1,337	70,447
Plumas Bancorp	899	30,377
Preferred Bank	1,928	138,411
Primis Financial Corp.	4,643	69,831
Professional Holding Corp., Class A*	2,414	46,252
QCR Holdings, Inc.	2,912	163,072
RBB Bancorp	2,758	72,260
Red River Bancshares, Inc.	880	47,080
Republic Bancorp, Inc., Class A	1,826	92,834
Republic First Bancorp, Inc.*	8,351	31,066
Richmond Mutual BanCorp, Inc.	2,151	34,653
Salisbury Bancorp, Inc.	520	27,498
SB Financial Group, Inc.	1,223	23,812
Shore Bancshares, Inc.	3,273	68,242
Sierra Bancorp	2,710	73,576
Silvergate Capital Corp., Class A*	9,936	1,472,515
SmartFinancial, Inc.	2,668	72,996
Sound Financial Bancorp, Inc.	386	16,984
South Plains Financial, Inc.	2,099	58,373
Southern First Bancshares, Inc.*	1,425	89,048
Southern States Bancshares, Inc.	340	6,684
Spirit of Texas Bancshares, Inc.	2,418	69,590
Stock Yards Bancorp, Inc.	4,623	295,317
Summit Financial Group, Inc.	2,160	59,292

Summit State Bank (x)	1,012	15,251
Third Coast Bancshares, Inc.*	613	15,926
TriState Capital Holdings, Inc.*	5,525	167,186
Union Bankshares, Inc. (x)	760	22,086
United Bancorp, Inc. (x)	868	14,461
United Bancshares, Inc.	486	14,823
United Security Bancshares	2,590	21,031
Unity Bancorp, Inc.	1,373	36,041
Univest Financial Corp.	5,596	167,432
USCB Financial Holdings, Inc.*	866	12,488
Village Bank and Trust Financial Corp.	107	6,056
Virginia National Bankshares Corp.	860	31,820
Washington Trust Bancorp, Inc.	3,338	188,163
West BanCorp, Inc.	3,104	96,441

		17,657,692

Capital Markets (2.4%)
Ashford, Inc.*	211	3,513
AssetMark Financial Holdings, Inc.*	57,272	1,501,099
Associated Capital Group, Inc., Class A	324	13,932
Blucora, Inc.*	9,113	157,837
Cohen & Co., Inc. (x)	92	1,363
Cowen, Inc., Class A	5,035	181,763
Diamond Hill Investment Group, Inc.	565	109,740
Donnelley Financial Solutions, Inc.*	5,597	263,843
GAMCO Investors, Inc., Class A	1,074	26,829
Greenhill & Co., Inc.	2,636	47,263
Hennessy Advisors, Inc.	1,016	11,034
Heritage Global, Inc.*	4,388	8,162
Manning & Napier, Inc.	2,543	21,132
Oppenheimer Holdings, Inc., Class A	1,790	83,002
Piper Sandler Cos.	12,196	2,177,108
Pzena Investment Management, Inc., Class A	3,328	31,516
Safeguard Scientifics, Inc.*	2,985	21,940
Siebert Financial Corp. (x)*	2,598	6,027
Silvercrest Asset Management Group, Inc., Class A	1,872	32,142
StoneX Group, Inc.*	3,219	197,164
Value Line, Inc.	213	9,973
Westwood Holdings Group, Inc.	1,435	24,309

		4,930,691

Consumer Finance (0.4%)
Atlanticus Holdings Corp.*	950	67,754
Consumer Portfolio Services, Inc.*	3,095	36,676
Curo Group Holdings Corp.	3,986	63,816
Elevate Credit, Inc. (x)*	4,082	12,123
Enova International, Inc.*	6,909	282,993
EZCORP, Inc., Class A*	9,316	68,659
Medallion Financial Corp.*	3,983	23,101
Nicholas Financial, Inc.*	891	10,505
Oportun Financial Corp.*	4,037	81,749
Regional Management Corp.	1,447	83,145
World Acceptance Corp. (x)*	820	201,253

		931,774

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Diversified Financial Services (0.2%)
Alerus Financial Corp.	2,942	$86,142
A-Mark Precious Metals, Inc.	1,715	104,786
Banco Latinoamericano de Comercio Exterior SA, Class E	5,917	98,222
FlexShopper, Inc.*	3,083	7,245
GWG Holdings, Inc.*	592	5,914
Marlin Business Services Corp.	1,584	36,876
SWK Holdings Corp.*	703	13,800

		352,985

Insurance (0.7%)
Ambac Financial Group, Inc.*	8,671	139,170
Atlantic American Corp.	932	2,283
Citizens, Inc. (x)*	9,211	48,910
Crawford & Co., Class A	3,117	23,346
Donegal Group, Inc., Class A	2,865	40,941
FedNat Holding Co. (x)*	3,457	4,874
FG Financial Group, Inc. (x)*	294	1,088
Greenlight Capital Re Ltd., Class A*	5,024	39,388
Hallmark Financial Services, Inc. (x)*	2,796	12,163
HCI Group, Inc.	1,082	90,390
Heritage Insurance Holdings, Inc.	5,003	29,418
ICC Holdings, Inc.*	194	3,252
Independence Holding Co.	818	46,364
Investors Title Co.	241	47,513
Kingstone Cos., Inc.	2,154	10,770
Kingsway Financial Services, Inc.*	2,162	11,848
Maiden Holdings Ltd.*	13,249	40,542
Marpai, Inc., Class A*	1,524	6,675
MBIA, Inc.*	9,125	144,084
MetroMile, Inc.*	18,539	40,600
Midwest Holding, Inc. (x)*	494	8,596
National Western Life Group, Inc., Class A	489	104,861
NI Holdings, Inc.*	1,645	31,107
State Auto Financial Corp.	3,385	174,971
Tiptree, Inc.	4,452	61,571
Trean Insurance Group, Inc.*	3,319	29,572
United Fire Group, Inc.	4,065	94,267
United Insurance Holdings Corp.	4,014	17,421
Universal Insurance Holdings, Inc.	5,251	89,267
Vericity, Inc. (x)*	315	2,152

		1,397,404

Mortgage Real Estate Investment Trusts (REITs) (0.8%)
ACRES Commercial Realty Corp. (REIT)*	1,701	21,211
AFC Gamma, Inc. (REIT) (x)	2,176	49,526
AG Mortgage Investment Trust, Inc. (REIT) (x)	2,981	30,555
Angel Oak Mortgage, Inc. (REIT) (x)	1,374	22,506
Ares Commercial Real Estate Corp. (REIT)	8,549	124,302
Arlington Asset Investment Corp. (REIT), Class A (x)*	5,963	20,871
ARMOUR Residential REIT, Inc. (REIT) (x)	16,909	165,877

Cherry Hill Mortgage Investment Corp. (REIT) (x)	3,324	27,490
Dynex Capital, Inc. (REIT) (x)	6,729	112,442
Ellington Financial, Inc. (REIT)	10,438	178,385
Ellington Residential Mortgage REIT (REIT) (x)	2,337	24,281
Franklin BSP Realty Trust, Inc. (REIT)	6,682	99,829
Granite Point Mortgage Trust, Inc. (REIT)	10,199	119,430
Great Ajax Corp. (REIT)	4,275	56,259
Invesco Mortgage Capital, Inc. (REIT)	55,111	153,209
Lument Finance Trust, Inc. (REIT) (x)	3,322	12,757
Manhattan Bridge Capital, Inc. (REIT) (x)	1,330	7,315
Nexpoint Real Estate Finance, Inc. (REIT)	1,270	24,448
Orchid Island Capital, Inc. (REIT) (x)	26,290	118,305
Ready Capital Corp. (REIT)	11,380	177,869
Sachem Capital Corp. (REIT) (x)	5,433	31,729
Seven Hills Realty Trust (REIT) (x)	2,467	25,608
Western Asset Mortgage Capital Corp. (REIT)	11,367	23,984

		1,628,188

Thrifts & Mortgage Finance (1.0%)
1895 Bancorp of Wisconsin, Inc.	567	6,180
Blue Foundry Bancorp*	5,312	77,715
Bogota Financial Corp. (x)*	981	9,987
Bridgewater Bancshares, Inc.*	4,035	71,379
Broadway Financial Corp. (x)*	5,908	13,647
Catalyst Bancorp, Inc. (x)*	903	12,344
CF Bankshares, Inc.	667	13,914
Cincinnati Bancorp, Inc.*	400	5,800
Elmira Savings Bank	424	9,693
ESSA Bancorp, Inc. (x)	1,754	30,397
Federal Agricultural Mortgage Corp., Class C	1,749	216,754
FFBW, Inc.*	1,259	14,781
Finance of America Cos., Inc., Class A (x)*	3,360	13,339
First Seacoast Bancorp (x)*	551	5,896
FS Bancorp, Inc.	1,413	47,519
Greene County Bancorp, Inc. (x)	622	22,858
Guaranty Federal Bancshares, Inc.	576	18,397
Hingham Institution For Savings (The)	279	117,146
HMN Financial, Inc.*	690	16,822
Home Bancorp, Inc.	1,400	58,114
Home Federal Bancorp, Inc. of Louisiana	546	10,816
Home Point Capital, Inc. (x)	1,664	7,488
HV Bancorp, Inc. (x)*	246	5,469
IF Bancorp, Inc. (x)	501	12,440
Impac Mortgage Holdings, Inc.*	2,666	2,960
Kentucky First Federal Bancorp (x)	807	6,069
Lake Shore Bancorp, Inc. (x)	411	6,198
Luther Burbank Corp.	2,957	41,516
Magyar Bancorp, Inc.	580	7,146
Merchants Bancorp	1,897	89,785
Mid-Southern Bancorp, Inc.	658	9,877
Northeast Community Bancorp, Inc.	1,888	21,013

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Northfield Bancorp, Inc.	8,439	$136,374
Oconee Federal Financial Corp.	206	4,491
Ocwen Financial Corp.*	1,529	61,114
OP Bancorp	2,308	29,450
PB Bankshares, Inc.*	511	6,944
PCSB Financial Corp.	2,404	45,772
PDL Community Bancorp*	1,471	21,535
Pioneer Bancorp, Inc.*	2,250	25,470
Premier Financial Corp.	7,120	220,079
Provident Bancorp, Inc.	2,897	53,884
Provident Financial Holdings, Inc. (x)	1,169	19,347
Prudential Bancorp, Inc. (x)	1,262	17,138
Randolph Bancorp, Inc. (x)	825	19,701
Rhinebeck Bancorp, Inc.*	714	7,633
Riverview Bancorp, Inc.	4,106	31,575
Security National Financial Corp., Class A (x)*	1,805	16,606
Southern Missouri Bancorp, Inc.	1,460	76,168
Sterling Bancorp, Inc.*	3,537	20,338
TC Bancshares, Inc.*	929	12,439
Territorial Bancorp, Inc.	1,501	37,900
Texas Community Bancshares, Inc.*	546	8,441
Timberland Bancorp, Inc.	1,534	42,492
Velocity Financial, Inc.*	1,553	21,276
Waterstone Financial, Inc.	4,235	92,577
Western New England Bancorp, Inc.	3,943	34,541
William Penn Bancorp (x)	2,385	28,811
WVS Financial Corp.	330	5,079

		2,100,634

Total Financials		28,999,368

Health Care (26.8%)
Biotechnology (13.3%)
180 Life Sciences Corp. (x)*	5,162	20,132
4D Molecular Therapeutics, Inc.*	5,303	116,348
89bio, Inc. (x)*	1,880	24,572
Aadi Bioscience, Inc. (x)*	3,444	83,173
Abeona Therapeutics, Inc. (x)*	17,977	6,058
Acorda Therapeutics, Inc. (x)*	1,960	4,684
Actinium Pharmaceuticals, Inc. (x)*	4,179	25,116
Acumen Pharmaceuticals, Inc. (x)*	1,847	12,486
Acurx Pharmaceuticals, Inc. (x)*	647	2,834
Adicet Bio, Inc. (x)*	3,880	67,861
Aditxt, Inc. (x)*	2,410	1,292
ADMA Biologics, Inc. (x)*	34,460	48,589
Adverum Biotechnologies, Inc. (x)*	16,767	29,510
Aeglea BioTherapeutics, Inc.*	7,883	37,444
Aerovate Therapeutics, Inc. (x)*	1,942	22,896
Affimed NV*	22,064	121,793
Agenus, Inc.*	41,165	132,551
AgeX Therapeutics, Inc. (x)*	4,329	4,719
Aileron Therapeutics, Inc. (x)*	14,981	8,433
AIM ImmunoTech, Inc. (x)*	9,870	9,080
Akebia Therapeutics, Inc.*	33,085	74,772
Akero Therapeutics, Inc. (x)*	4,876	103,127
Akouos, Inc. (x)*	4,709	40,026
Albireo Pharma, Inc.*	3,203	74,598
Aldeyra Therapeutics, Inc.*	9,196	36,784

Aligos Therapeutics, Inc.*	3,952	46,910
Allena Pharmaceuticals, Inc. (x)*	11,429	6,772
Alpine Immune Sciences, Inc. (x)*	2,133	29,542
Altimmune, Inc. (x)*	7,486	68,572
AnaptysBio, Inc.*	3,647	126,733
Anavex Life Sciences Corp.*	12,740	220,912
Anika Therapeutics, Inc.*	2,718	97,386
Anixa Biosciences, Inc.*	5,290	15,711
Annexon, Inc.*	5,938	68,228
Annovis Bio, Inc. (x)*	1,075	18,898
Applied Genetic Technologies Corp. (x)*	8,128	15,443
Applied Therapeutics, Inc.*	3,481	31,155
Aprea Therapeutics, Inc. (x)*	2,924	8,392
Aptevo Therapeutics, Inc. (x)*	524	4,124
Aptinyx, Inc. (x)*	8,738	23,330
AquaBounty Technologies, Inc.*	10,210	21,441
Aravive, Inc. (x)*	3,116	6,824
Arbutus Biopharma Corp. (x)*	15,088	58,692
ARCA biopharma, Inc. (x)*	3,131	6,732
Arcturus Therapeutics Holdings, Inc.*	4,017	148,669
Ardelyx, Inc.*	17,197	18,917
Aridis Pharmaceuticals, Inc. (x)*	1,851	4,313
Armata Pharmaceuticals, Inc. (x)*	1,996	10,938
Assembly Biosciences, Inc.*	8,408	19,591
Astria Therapeutics, Inc. (x)*	882	4,754
Athenex, Inc. (x)*	16,963	23,070
Athersys, Inc. (x)*	39,717	35,849
Atossa Therapeutics, Inc. (x)*	22,727	36,363
Atreca, Inc., Class A (x)*	4,938	14,962
aTyr Pharma, Inc. (x)*	4,863	36,327
Aura Biosciences, Inc.*	852	14,467
Avalo Therapeutics, Inc.*	11,541	19,620
AVEO Pharmaceuticals, Inc. (x)*	5,861	27,488
Avid Bioservices, Inc.*	11,182	326,291
Avidity Biosciences, Inc.*	7,137	169,646
Avita Medical, Inc. (x)*	4,605	55,168
Avrobio, Inc.*	7,510	28,913
Axcella Health, Inc. (x)*	3,927	8,207
Aziyo Biologics, Inc., Class A (x)*	482	3,037
Beam Therapeutics, Inc.*	6,615	527,149
BELLUS Health, Inc. (x)*	129,261	1,040,551
Benitec Biopharma, Inc. (x)*	1,693	4,436
Beyondspring, Inc. (x)*	4,390	19,887
BioCardia, Inc. (x)*	2,691	5,221
Biocept, Inc. (x)*	2,888	10,455
Biomea Fusion, Inc.*	3,877	28,884
Bio-Path Holdings, Inc. (x)*	1,502	5,663
BioVie, Inc. (x)*	508	2,286
Bioxcel Therapeutics, Inc.*	3,295	66,987
Bolt Biotherapeutics, Inc. (x)*	4,465	21,878
BrainStorm Cell Therapeutics, Inc. (x)*	5,681	22,724
Cabaletta Bio, Inc.*	4,321	16,377
Caladrius Biosciences, Inc. (x)*	12,551	10,563
Calithera Biosciences, Inc. (x)*	13,086	8,705
Calyxt, Inc. (x)*	2,773	5,906
Candel Therapeutics, Inc. (x)*	1,597	12,489
Capricor Therapeutics, Inc. (x)*	4,517	13,235
Cardiff Oncology, Inc. (x)*	7,160	43,032

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

CASI Pharmaceuticals, Inc. (x)*	19,075	$15,260
Catalyst Biosciences, Inc. (x)*	5,711	5,220
Catalyst Pharmaceuticals, Inc.*	18,403	124,588
Celcuity, Inc.*	1,871	24,678
Celldex Therapeutics, Inc.*	8,731	337,366
Cellectar Biosciences, Inc. (x)*	10,900	7,238
CEL-SCI Corp. (x)*	6,826	48,465
Celsion Corp. (x)*	17,954	9,695
Checkmate Pharmaceuticals, Inc. (x)*	1,806	5,183
Checkpoint Therapeutics, Inc. (x)*	12,147	37,777
ChemoCentryx, Inc.*	10,256	373,421
Chimerix, Inc.*	13,775	88,573
Chinook Therapeutics, Inc.*	7,394	120,596
Cidara Therapeutics, Inc. (x)*	11,526	14,638
Clene, Inc. (x)*	3,826	15,687
Clovis Oncology, Inc. (x)*	21,416	58,037
Codiak Biosciences, Inc. (x)*	3,106	34,601
Cogent Biosciences, Inc. (x)*	7,041	60,412
Cohbar, Inc. (m)*	9,455	3,308
Concert Pharmaceuticals, Inc.*	5,818	18,327
ContraFect Corp. (x)*	7,387	19,428
Corbus Pharmaceuticals Holdings, Inc. (x)*	22,528	13,870
Corvus Pharmaceuticals, Inc.*	5,421	13,065
Crinetics Pharmaceuticals, Inc.*	8,733	248,105
CTI BioPharma Corp. (x)*	16,966	42,076
Cue Biopharma, Inc.*	5,783	65,406
Curis, Inc.*	127,240	605,662
Cyclacel Pharmaceuticals, Inc. (x)*	1,924	7,446
Cyclerion Therapeutics, Inc. (x)*	6,103	10,497
Cyclo Therapeutics, Inc. (x)*	812	3,029
Cyteir Therapeutics, Inc. (x)*	1,600	18,192
CytomX Therapeutics, Inc.*	12,283	53,185
Decibel Therapeutics, Inc.*	2,563	11,918
DermTech, Inc. (x)*	4,582	72,396
DiaMedica Therapeutics, Inc.*	3,940	14,696
Dyadic International, Inc. (x)*	4,233	19,133
Dynavax Technologies Corp. (x)*	20,484	288,210
Eagle Pharmaceuticals, Inc.*	2,144	109,172
Eiger BioPharmaceuticals, Inc.*	6,226	32,313
Eledon Pharmaceuticals, Inc.*	2,718	11,986
Elevation Oncology, Inc. (x)*	1,158	6,971
Eliem Therapeutics, Inc. (x)*	1,365	14,278
Enochian Biosciences, Inc. (x)*	3,184	23,211
Entasis Therapeutics Holdings, Inc. (x)*	2,179	4,772
Entrada Therapeutics, Inc. (x)*	1,635	27,991
Epizyme, Inc.*	17,552	43,880
Equillium, Inc. (x)*	2,605	9,769
Evelo Biosciences, Inc. (x)*	5,843	35,467
Exagen, Inc.*	1,966	22,865
Exicure, Inc.*	12,755	2,578
Fennec Pharmaceuticals, Inc. (x)*	3,380	14,872
Finch Therapeutics Group, Inc. (x)*	1,581	15,763
Foghorn Therapeutics, Inc. (x)*	3,671	83,956
Forte Biosciences, Inc. (x)*	2,377	5,087
Fortress Biotech, Inc.*	13,577	33,942
Frequency Therapeutics, Inc. (x)*	6,251	32,068
G1 Therapeutics, Inc. (x)*	7,538	76,963
Gain Therapeutics, Inc. (x)*	812	4,336

Galectin Therapeutics, Inc. (x)*	6,792	14,059
Galera Therapeutics, Inc.*	2,856	13,109
Gemini Therapeutics, Inc. (x)*	4,583	13,337
Genocea Biosciences, Inc. (x)*	8,155	9,460
Genprex, Inc. (x)*	7,789	10,204
GeoVax Labs, Inc. (x)*	1,315	4,760
Geron Corp. (x)*	56,860	69,369
GlycoMimetics, Inc. (x)*	7,620	10,973
Gossamer Bio, Inc.*	52,236	590,789
Graphite Bio, Inc.*	3,167	39,366
Greenwich Lifesciences, Inc. (x)*	769	18,710
Gritstone bio, Inc. (x)*	8,088	104,012
GT Biopharma, Inc. (x)*	3,443	10,501
Harpoon Therapeutics, Inc.*	3,494	26,380
HCW Biologics, Inc. (x)*	1,180	2,738
Heat Biologics, Inc. (x)*	4,585	13,938
Homology Medicines, Inc.*	8,191	29,815
Hookipa Pharma, Inc.*	3,977	9,266
Humanigen, Inc. (x)*	9,315	34,652
iBio, Inc. (x)*	42,180	23,157
Icosavax, Inc. (x)*	2,532	57,932
Ideaya Biosciences, Inc.*	6,242	147,561
Idera Pharmaceuticals, Inc.*	8,571	4,885
Imago Biosciences, Inc. (x)*	1,891	44,836
ImmuCell Corp.*	1,094	8,741
Immuneering Corp., Class A (x)*	1,601	25,888
Immunic, Inc. (x)*	3,627	34,710
ImmunoGen, Inc.*	37,484	278,131
Immunome, Inc. (x)*	1,622	21,021
Impel Neuropharma, Inc. (x)*	1,076	9,286
IN8bio, Inc.*	671	2,946
Infinity Pharmaceuticals, Inc.*	17,131	38,545
Inhibikase Therapeutics, Inc. (x)*	3,408	5,010
Inhibrx, Inc.*	5,298	231,364
Inmune Bio, Inc.*	1,691	17,248
Inozyme Pharma, Inc.*	2,724	18,578
Insmed, Inc.*	19,340	526,822
Intercept Pharmaceuticals, Inc. (x)*	4,760	77,540
iTeos Therapeutics, Inc.*	3,824	178,045
IVERIC bio, Inc.*	21,841	365,182
Janux Therapeutics, Inc.*	2,577	50,844
Jounce Therapeutics, Inc.*	6,467	53,999
KalVista Pharmaceuticals, Inc.*	4,281	56,638
Karuna Therapeutics, Inc.*	11,656	1,526,936
Karyopharm Therapeutics, Inc.*	13,620	87,577
Keros Therapeutics, Inc.*	2,975	174,067
Kezar Life Sciences, Inc.*	6,679	111,673
Kintara Therapeutics, Inc. (x)*	5,855	2,986
Kiromic BioPharma, Inc. (x)*	2,234	3,418
Krystal Biotech, Inc.*	22,448	1,570,238
La Jolla Pharmaceutical Co. (x)*	3,756	17,465
Lantern Pharma, Inc.*	1,310	10,454
Larimar Therapeutics, Inc. (x)*	2,261	24,396
Leap Therapeutics, Inc. (x)*	10,488	33,981
Lexicon Pharmaceuticals, Inc. (x)*	12,646	49,825
Lineage Cell Therapeutics, Inc. (x)*	23,878	58,501
Lixte Biotechnology Holdings, Inc.*	303	361
LogicBio Therapeutics, Inc. (x)*	4,496	10,386
Lumos Pharma, Inc. (x)*	1,386	9,619
Magenta Therapeutics, Inc.*	5,703	25,264
MannKind Corp. (x)*	46,851	204,739

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Marker Therapeutics, Inc.*	10,174	$9,667
MediciNova, Inc. (x)*	8,924	23,916
MEI Pharma, Inc.*	20,415	54,508
MeiraGTx Holdings plc*	5,628	133,609
Merrimack Pharmaceuticals, Inc. (x)*	2,218	8,672
Mersana Therapeutics, Inc.*	13,604	84,617
Merus NV*	33,333	1,059,989
Metacrine, Inc. (x)*	3,071	2,070
MiMedx Group, Inc.*	20,941	126,484
Minerva Neurosciences, Inc. (x)*	7,453	5,970
Mirum Pharmaceuticals, Inc.*	790	12,600
Molecular Templates, Inc. (x)*	7,146	28,012
Moleculin Biotech, Inc. (x)*	5,836	10,855
Monopar Therapeutics, Inc.*	784	2,532
Mustang Bio, Inc.*	13,405	22,252
Myovant Sciences Ltd. (x)*	42,890	667,797
NanoViricides, Inc. (x)*	2,165	8,054
Navidea Biopharmaceuticals, Inc. (x)*	4,175	4,175
Neoleukin Therapeutics, Inc.*	6,893	33,224
NeuBase Therapeutics, Inc. (x)*	5,465	15,357
NeuroBo Pharmaceuticals, Inc.*	1,902	2,320
NexImmune, Inc. (x)*	3,426	15,794
NextCure, Inc.*	3,433	20,598
Nkarta, Inc.*	2,767	42,473
Nuvalent, Inc., Class A (x)*	2,092	39,832
Nymox Pharmaceutical Corp. (x)*	9,318	12,113
Olema Pharmaceuticals, Inc.*	4,665	43,664
Omega Therapeutics, Inc. (x)*	1,420	16,089
Oncocyte Corp.*	11,755	25,508
Oncorus, Inc. (x)*	3,935	20,737
OncoSec Medical, Inc. (x)*	4,993	4,791
Oncternal Therapeutics, Inc.*	8,414	19,100
OpGen, Inc.*	8,156	8,156
Organovo Holdings, Inc. (x)*	1,550	5,626
Orgenesis, Inc. (x)*	4,554	13,116
ORIC Pharmaceuticals, Inc.*	5,991	88,068
Outlook Therapeutics, Inc. (x)*	16,769	22,806
Ovid therapeutics, Inc. (x)*	10,971	35,217
Oyster Point Pharma, Inc. (x)*	2,062	37,652
Panbela Therapeutics, Inc. (x)*	1,662	2,908
PDS Biotechnology Corp. (x)*	4,541	36,782
PhaseBio Pharmaceuticals, Inc. (x)*	6,440	16,808
Phio Pharmaceuticals Corp. (x)*	3,001	3,001
Pieris Pharmaceuticals, Inc. (x)*	10,304	38,949
Plus Therapeutics, Inc.*	2,202	2,312
Portage Biotech, Inc. (x)*	942	10,108
Poseida Therapeutics, Inc.*	5,585	38,034
Precision BioSciences, Inc.*	9,429	69,775
Prometheus Biosciences, Inc. (x)*	5,684	224,745
Protagonist Therapeutics, Inc.*	25,450	870,390
Protalix BioTherapeutics, Inc. (x)*	8,302	6,905
Protara Therapeutics, Inc. (x)*	2,111	14,249
Prothena Corp. plc*	6,867	339,230
Puma Biotechnology, Inc.*	6,207	18,869
Pyxis Oncology, Inc.*	1,836	20,141
Qualigen Therapeutics, Inc. (x)*	5,887	6,299
Rallybio Corp. (x)*	1,328	12,669
RAPT Therapeutics, Inc.*	4,072	149,565
Reneo Pharmaceuticals, Inc. (x)*	1,731	14,800

Rezolute, Inc.*	1,577	7,538
Rigel Pharmaceuticals, Inc.*	467,508	1,238,896
Rocket Pharmaceuticals, Inc.*	24,816	541,733
Salarius Pharmaceuticals, Inc. (x)*	9,363	4,640
Savara, Inc.*	13,894	17,229
Scholar Rock Holding Corp.*	5,368	133,341
Scopus Biopharma, Inc. (x)*	1,268	2,073
Selecta Biosciences, Inc.*	17,575	57,294
SELLAS Life Sciences Group, Inc. (x)*	3,201	17,702
Sensei Biotherapeutics, Inc. (x)*	4,045	23,461
Sera Prognostics, Inc., Class A (x)*	725	4,981
Sesen Bio, Inc.*	38,723	31,559
Sierra Oncology, Inc.*	1,436	31,219
Sigilon Therapeutics, Inc.*	2,867	7,913
Sio Gene Therapies, Inc. (x)*	9,911	12,785
Soleno Therapeutics, Inc. (x)*	11,459	4,698
Solid Biosciences, Inc.*	11,098	19,421
Soligenix, Inc. (x)*	8,408	5,552
Spectrum Pharmaceuticals, Inc.*	31,322	39,779
Spero Therapeutics, Inc.*	4,565	73,086
Spruce Biosciences, Inc. (x)*	1,810	8,073
SQZ Biotechnologies Co. (x)*	4,470	39,917
Statera Biopharma, Inc. (x)*	4,523	10,403
Summit Therapeutics, Inc. (x)*	5,155	13,867
Surface Oncology, Inc.*	6,486	31,003
Sutro Biopharma, Inc.*	8,133	121,019
Syndax Pharmaceuticals, Inc.*	38,122	834,491
Synlogic, Inc. (x)*	8,734	21,136
Syros Pharmaceuticals, Inc. (x)*	11,235	36,626
T2 Biosystems, Inc. (x)*	26,712	13,789
Talaris Therapeutics, Inc. (x)*	4,089	62,521
Taysha Gene Therapies, Inc. (x)*	4,262	49,652
TCR2 Therapeutics, Inc.*	6,081	28,337
Tenax Therapeutics, Inc.*	2,134	2,219
Tenaya Therapeutics, Inc. (x)*	2,638	49,990
TG Therapeutics, Inc.*	19,783	375,877
Tonix Pharmaceuticals Holding Corp. (x)*	85,123	30,448
Tracon Pharmaceuticals, Inc.*	2,599	7,199
TransCode Therapeutics, Inc. (x)*	1,385	3,518
Trevena, Inc. (x)*	31,301	18,233
TScan Therapeutics, Inc.*	1,117	5,026
Turning Point Therapeutics, Inc.*	7,997	381,457
Tyme Technologies, Inc. (x)*	14,865	8,965
Tyra Biosciences, Inc.*	2,166	30,476
Unicycive Therapeutics, Inc. (x)*	1,301	2,680
UNITY Biotechnology, Inc. (x)*	7,493	10,940
UroGen Pharma Ltd. (x)*	3,802	36,157
Vaccinex, Inc. (x)*	3,532	3,709
Vanda Pharmaceuticals, Inc.*	10,401	163,192
Vaxart, Inc. (x)*	23,227	145,633
Vaxcyte, Inc.*	7,659	182,208
VBI Vaccines, Inc.*	35,707	83,554
Vera Therapeutics, Inc. (x)*	1,800	48,096
Verastem, Inc.*	32,487	66,598
Viking Therapeutics, Inc. (x)*	12,915	59,409
Vincerx Pharma, Inc. (x)*	3,193	32,537
Viracta Therapeutics, Inc.*	7,263	26,510
Viridian Therapeutics, Inc.*	3,271	64,668
Virios Therapeutics, Inc. (x)*	1,339	6,856

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

VistaGen Therapeutics, Inc.*	36,770	$71,701
Vor BioPharma, Inc. (x)*	3,697	42,959
Voyager Therapeutics, Inc. (x)*	4,791	12,984
vTv Therapeutics, Inc., Class A (x)*	4,244	4,223
Vyant Bio, Inc. (x)*	6,195	8,363
Werewolf Therapeutics, Inc. (x)*	4,819	57,394
Windtree Therapeutics, Inc. (x)*	4,060	6,516
X4 Pharmaceuticals, Inc.*	4,959	11,356
XBiotech, Inc. (x)	2,862	31,854
Xenon Pharmaceuticals, Inc.*	46,015	1,437,509
Xilio Therapeutics, Inc.*	1,254	20,064
XOMA Corp. (x)*	1,123	23,415
Yield10 Bioscience, Inc. (x)*	851	4,187
Yumanity Therapeutics, Inc. (x)*	1,867	5,526
ZIOPHARM Oncology, Inc. (x)*	39,444	42,994

		27,463,043

Health Care Equipment & Supplies (6.6%)
Accelerate Diagnostics, Inc. (x)*	6,320	32,990
Accuray, Inc.*	17,158	81,844
Acutus Medical, Inc.*	3,716	12,672
Alphatec Holdings, Inc.*	13,251	151,459
AngioDynamics, Inc.*	7,143	197,004
Apollo Endosurgery, Inc.*	4,987	42,040
Apyx Medical Corp.*	5,910	75,766
Asensus Surgical, Inc. (x)*	44,339	49,216
Aspira Women’s Health, Inc. (x)*	14,310	25,329
Avinger, Inc. (x)*	20,440	9,198
Axonics, Inc.*	28,547	1,598,632
Bellerophon Therapeutics, Inc.*	1,478	4,582
Beyond Air, Inc. (x)*	3,982	37,590
BioLife Solutions, Inc.*	1,986	74,018
Biomerica, Inc. (x)*	1,901	7,395
BioSig Technologies, Inc. (x)*	5,623	12,539
Bioventus, Inc., Class A*	5,409	78,376
Chembio Diagnostics, Inc. (x)*	5,645	6,435
ClearPoint Neuro, Inc. (x)*	3,728	41,828
Co-Diagnostics, Inc. (x)*	5,002	44,668
CryoPort, Inc.*	22,179	1,312,331
Cutera, Inc.*	3,292	136,025
CVRx, Inc. (x)*	1,569	19,189
CytoSorbents Corp.*	7,782	32,607
DarioHealth Corp. (x)*	2,549	33,061
Delcath Systems, Inc. (x)*	1,107	8,579
Ekso Bionics Holdings, Inc. (x)*	2,652	7,028
ElectroCore, Inc.*	12,435	7,243
Electromed, Inc. (x)*	1,354	17,602
ENDRA Life Sciences, Inc. (x)*	8,073	5,585
enVVeno Medical Corp. (x)*	1,747	11,513
Femasys, Inc.*	500	1,950
FONAR Corp.*	1,135	17,002
GBS, Inc. (x)*	1,625	2,324
Helius Medical Technologies, Inc. (x)*	465	2,409
Intersect ENT, Inc.*	6,306	172,217
IntriCon Corp.*	1,624	26,260
Invacare Corp.*	6,597	17,944
INVO BioScience, Inc. (x)*	1,501	4,998
iRadimed Corp.*	1,221	56,422
IRIDEX Corp. (x)*	2,651	16,198
Kewaunee Scientific Corp.*	471	6,001

Lantheus Holdings, Inc.*	12,791	369,532
LeMaitre Vascular, Inc.	3,600	180,828
LENSAR, Inc. (x)*	1,911	11,390
Lucid Diagnostics, Inc.*	1,145	6,149
Lucira Health, Inc. (x)*	3,087	26,579
Meridian Bioscience, Inc.*	8,102	165,281
Microbot Medical, Inc. (x)*	1,416	10,620
Milestone Scientific, Inc. (x)*	10,279	21,175
Minerva Surgical, Inc.*	1,366	7,021
Motus GI Holdings, Inc. (x)*	9,142	4,269
Myomo, Inc.*	1,054	7,215
Natus Medical, Inc.*	6,389	151,611
Nemaura Medical, Inc. (x)*	2,324	10,597
Neuronetics, Inc.*	4,662	20,793
NeuroPace, Inc. (x)*	37,995	382,990
OraSure Technologies, Inc.*	13,335	115,881
Orthofix Medical, Inc.*	3,603	112,017
OrthoPediatrics Corp.*	32,859	1,966,940
Outset Medical, Inc.*	22,500	1,037,025
PAVmed, Inc. (x)*	13,998	34,435
Predictive Oncology, Inc. (x)*	13,207	12,572
Pro-Dex, Inc. (x)*	456	10,889
Pulmonx Corp. (x)*	33,213	1,065,141
Pulse Biosciences, Inc. (x)*	2,632	38,980
Quotient Ltd.*	15,165	39,277
Repro-Med Systems, Inc. (x)*	5,593	16,779
Retractable Technologies, Inc. (x)*	3,318	22,994
ReWalk Robotics Ltd. (x)*	9,766	12,012
RxSight, Inc. (x)*	1,585	17,831
Sanara Medtech, Inc. (x)*	630	19,165
SeaSpine Holdings Corp.*	5,984	81,502
Second Sight Medical Products, Inc. (x)*	3,639	5,932
Senseonics Holdings, Inc. (x)*	82,089	219,178
Sensus Healthcare, Inc. (x)*	2,271	16,397
Shockwave Medical, Inc.*	5,193	926,068
SI-BONE, Inc.*	29,588	657,149
Sientra, Inc.*	10,941	40,153
SiNtx Technologies, Inc. (x)*	5,207	3,342
Sonendo, Inc.*	1,348	7,764
Stereotaxis, Inc.*	9,362	58,044
Strata Skin Sciences, Inc.*	4,539	6,672
Surgalign Holdings, Inc. (x)*	18,611	13,333
Surmodics, Inc.*	2,512	120,953
Talis Biomedical Corp. (x)*	2,496	10,009
Tela Bio, Inc.*	1,457	18,650
TransMedics Group, Inc.*	4,956	94,957
Treace Medical Concepts, Inc.*	27,815	518,472
Utah Medical Products, Inc.	649	64,900
Vapotherm, Inc.*	4,336	89,799
Venus Concept, Inc. (x)*	4,469	7,597
ViewRay, Inc.*	26,253	144,654
VolitionRX Ltd. (x)*	7,231	22,705
Xtant Medical Holdings, Inc. (x)*	1,159	649
Zynex, Inc. (x)*	3,820	38,085

		13,563,021

Health Care Providers & Services (1.4%)
AirSculpt Technologies, Inc.*	1,212	20,834
Akumin, Inc.*	12,044	21,077
Apollo Medical Holdings, Inc. (x)*	7,164	526,411

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Apria, Inc.*	3,725	$121,435
Avalon GloboCare Corp. (x)*	4,288	3,516
Biodesix, Inc. (x)*	2,584	13,669
Castle Biosciences, Inc.*	20,492	878,492
Cross Country Healthcare, Inc.*	6,799	188,740
Enzo Biochem, Inc. (x)*	8,538	27,407
Five Star Senior Living, Inc.*	4,048	11,942
Great Elm Group, Inc.*	3,472	7,257
Hanger, Inc.*	6,989	126,711
Imac Holdings, Inc.*	4,831	5,507
InfuSystem Holdings, Inc.*	3,466	59,026
Joint Corp. (The)*	2,629	172,699
Novo Integrated Sciences, Inc. (x)*	1,080	1,480
Ontrak, Inc. (x)*	1,820	11,448
PetIQ, Inc. (x)*	5,107	115,980
Precipio, Inc. (x)*	3,586	5,666
Progenity, Inc. (x)*	3,001	6,272
Psychemedics Corp.	1,086	7,537
RadNet, Inc.*	8,629	259,819
Regional Health Properties, Inc. (x)*	332	1,497
Sharps Compliance Corp.*	3,484	24,841
SOC Telemed, Inc. (x)*	11,637	14,895
Sonida Senior Living, Inc.*	269	7,664
Triple-S Management Corp.*	4,300	153,424
Viemed Healthcare, Inc.*	6,872	35,872
Vivos Therapeutics, Inc.*	3,409	7,670

		2,838,788

Health Care Technology (0.8%)
CareCloud, Inc. (x)*	1,926	12,172
Castlight Health, Inc., Class B*	22,544	34,718
Computer Programs and Systems, Inc.*	2,673	78,319
Convey Health Solutions Holdings, Inc. (x)*	2,570	21,485
Forian, Inc.	3,509	31,651
Health Catalyst, Inc.*	25,507	1,010,587
HealthStream, Inc.*	4,804	126,634
iCAD, Inc.*	4,322	31,119
iSpecimen, Inc. (x)	583	4,553
NantHealth, Inc.*	5,725	6,040
OptimizeRx Corp.*	3,271	203,162
Simulations Plus, Inc. (x)	2,908	137,548
Streamline Health Solutions, Inc.*	5,876	8,638

		1,706,626

Life Sciences Tools & Services (1.5%)
Akoya Biosciences, Inc. (x)*	2,416	36,989
Alpha Teknova, Inc.*	1,342	27,484
Applied DNA Sciences, Inc. (x)*	1,033	4,153
Champions Oncology, Inc.*	1,456	11,648
ChromaDex Corp. (x)*	8,670	32,426
Codex DNA, Inc. (x)*	1,441	15,563
Codexis, Inc.*	34,139	1,067,526
Fluidigm Corp. (x)*	14,358	56,283
Harvard Bioscience, Inc.*	7,516	52,988
Inotiv, Inc. (x)*	2,804	117,964
IsoPlexis Corp.*	1,297	11,919
Miromatrix Medical, Inc.*	957	4,450
NanoString Technologies, Inc. (x)*	14,196	599,497
Personalis, Inc.*	6,874	98,092
Quanterix Corp.*	23,562	999,029

Rapid Micro Biosystems, Inc., Class A*	1,512	16,088
Singular Genomics Systems, Inc. (x)*	2,285	26,415

		3,178,514

Pharmaceuticals (3.2%)
9 Meters Biopharma, Inc. (x)*	42,078	41,182
AcelRx Pharmaceuticals, Inc. (x)*	20,295	11,369
Acer Therapeutics, Inc.*	1,932	4,444
Aclaris Therapeutics, Inc.*	9,516	138,363
Adial Pharmaceuticals, Inc. (x)*	2,336	6,307
Aerie Pharmaceuticals, Inc.*	8,031	56,378
Agile Therapeutics, Inc. (x)*	14,492	7,074
Alimera Sciences, Inc.*	1,339	6,856
Altamira Therapeutics Ltd. (x)*	2,595	4,710
Amphastar Pharmaceuticals, Inc.*	6,886	160,375
Ampio Pharmaceuticals, Inc. (x)*	36,989	21,084
Anebulo Pharmaceuticals, Inc.*	602	3,738
Angion Biomedica Corp. (x)*	4,203	12,189
ANI Pharmaceuticals, Inc.*	2,073	95,524
Antares Pharma, Inc.*	31,711	113,208
Aquestive Therapeutics, Inc. (x)*	4,989	19,407
Athira Pharma, Inc. (x)*	6,133	79,913
Avenue Therapeutics, Inc. (x)*	1,678	1,524
Aytu BioPharma, Inc. (x)*	5,035	6,797
Baudax Bio, Inc.*	14,609	3,202
BioDelivery Sciences International, Inc.*	17,543	54,383
Biofrontera, Inc.*	1,170	8,798
Cara Therapeutics, Inc.*	8,339	101,569
cbdMD, Inc.*	7,620	8,230
Citius Pharmaceuticals, Inc. (x)*	22,015	33,903
Clearside Biomedical, Inc.*	9,197	25,292
Clever Leaves Holdings, Inc. (x)*	4,144	12,846
CNS Pharmaceuticals, Inc.*	2,886	2,027
Cocrystal Pharma, Inc. (x)*	18,913	12,293
Collegium Pharmaceutical, Inc.*	6,527	121,924
CorMedix, Inc. (x)*	7,178	32,660
Cumberland Pharmaceuticals, Inc. (x)*	1,260	5,884
Cymabay Therapeutics, Inc.*	13,045	44,092
Dare Bioscience, Inc. (x)*	13,527	27,054
Dermata Therapeutics, Inc.*	512	891
DICE Therapeutics, Inc. (x)*	2,655	67,198
Durect Corp.*	37,344	36,817
Eloxx Pharmaceuticals, Inc. (x)*	10,700	7,490
Enveric Biosciences, Inc. (x)*	4,301	4,000
Esperion Therapeutics, Inc. (x)*	5,197	25,985
Eton Pharmaceuticals, Inc. (x)*	4,171	17,894
Evofem Biosciences, Inc. (x)*	29,033	10,902
Evoke Pharma, Inc.*	7,230	4,047
Evolus, Inc. (x)*	6,386	41,573
Eyenovia, Inc. (x)*	3,490	13,960
EyePoint Pharmaceuticals, Inc. (x)*	4,064	49,743
Fulcrum Therapeutics, Inc. (x)*	24,389	431,441
Graybug Vision, Inc. (x)*	2,520	4,612
Harrow Health, Inc. (x)*	4,043	34,932
Hepion Pharmaceuticals, Inc. (x)*	13,465	15,350
Hoth Therapeutics, Inc. (x)*	4,669	3,077
Ikena Oncology, Inc. (x)*	4,791	60,079
IMARA, Inc.*	1,574	3,541

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Intra-Cellular Therapies, Inc. (x)*	48,538	$2,540,479
Jaguar Health, Inc. (x)*	7,569	7,872
Journey Medical Corp.*	953	5,127
Kala Pharmaceuticals, Inc. (x)*	9,018	10,912
Kaleido Biosciences, Inc. (x)*	3,317	7,928
KemPharm, Inc. (x)*	5,599	48,767
Landos Biopharma, Inc.*	1,001	4,805
Lannett Co., Inc. (x)*	7,017	11,368
Lipocine, Inc. (x)*	17,415	17,260
Liquidia Corp. (x)*	6,107	29,741
Longboard Pharmaceuticals, Inc.*	1,341	6,490
Lyra Therapeutics, Inc. (x)*	1,424	6,209
Marinus Pharmaceuticals, Inc. (x)*	7,047	83,718
MediWound Ltd.*	3,287	7,757
Mind Medicine MindMed, Inc. (x)*	65,142	89,896
MyMD Pharmaceuticals, Inc. (x)*	7,313	44,317
Novan, Inc.*	3,652	15,229
Ocular Therapeutix, Inc.*	14,494	101,023
Ocuphire Pharma, Inc. (x)*	2,333	8,702
Odonate Therapeutics, Inc. (x)*	3,571	4,821
Opiant Pharmaceuticals, Inc.*	793	26,669
Optinose, Inc. (x)*	8,176	13,245
Oramed Pharmaceuticals, Inc.*	5,677	81,068
Osmotica Pharmaceuticals plc (x)*	3,353	3,621
Otonomy, Inc. (x)*	10,389	21,609
Palisade Bio, Inc. (x)*	1,654	2,150
Paratek Pharmaceuticals, Inc. (x)*	8,841	39,696
Petros Pharmaceuticals, Inc. (x)*	1,299	4,326
Pliant Therapeutics, Inc. (x)*	29,397	396,859
PLx Pharma, Inc. (x)*	5,199	41,644
Processa Pharmaceuticals, Inc.*	2,103	10,305
ProPhase Labs, Inc. (x)	1,844	13,221
Provention Bio, Inc. (x)*	10,456	58,763
Pulmatrix, Inc.*	12,175	5,328
Rain Therapeutics, Inc. (x)*	2,673	34,428
Recro Pharma, Inc. (x)*	7,884	13,482
Relmada Therapeutics, Inc.*	2,967	66,847
Reviva Pharmaceuticals Holdings, Inc. (x)*	2,524	7,143
Satsuma Pharmaceuticals, Inc.*	3,609	16,240
scPharmaceuticals, Inc.*	2,646	13,283
SCYNEXIS, Inc. (x)*	4,444	27,108
Seelos Therapeutics, Inc. (x)*	18,938	30,869
SIGA Technologies, Inc.*	9,097	68,409
Tarsus Pharmaceuticals, Inc. (x)*	1,615	36,337
Terns Pharmaceuticals, Inc. (x)*	2,637	18,644
TFF Pharmaceuticals, Inc. (x)*	3,930	34,859
TherapeuticsMD, Inc. (x)*	75,810	26,950
Theseus Pharmaceuticals, Inc. (x)*	1,997	25,322
Timber Pharmaceuticals, Inc. (x)*	6,733	2,559
Trevi Therapeutics, Inc. (x)*	1,850	1,447
Tricida, Inc. (x)*	5,549	53,048
Ventyx Biosciences, Inc.*	1,862	36,979
Verrica Pharmaceuticals, Inc. (x)*	2,447	22,415
VYNE Therapeutics, Inc. (x)*	9,502	9,692
WaVe Life Sciences Ltd.*	8,340	26,188
Xeris Biopharma Holdings, Inc. (x)*	22,158	64,923
Zynerba Pharmaceuticals, Inc. (x)*	7,701	22,179

		6,548,407

Total Health Care		55,298,399

Industrials (14.0%)
Aerospace & Defense (0.4%)
AerSale Corp. (x)*	1,851	32,837
Air Industries Group*	5,356	4,858
Astronics Corp.*	4,719	56,628
Astrotech Corp.*	10,086	6,858
Byrna Technologies, Inc. (x)*	3,415	45,590
Cadre Holdings, Inc.	1,133	28,801
CPI Aerostructures, Inc.*	2,312	6,312
Ducommun, Inc.*	2,058	96,253
Innovative Solutions and Support, Inc.*	2,794	18,329
National Presto Industries, Inc.	976	80,061
PAE, Inc.*	13,215	131,225
Park Aerospace Corp.	3,895	51,414
SIFCO Industries, Inc.*	591	3,841
Sigma Labs, Inc. (x)*	2,227	4,098
Triumph Group, Inc.*	12,125	224,676
Vectrus, Inc.*	2,195	100,465
VirTra, Inc. (x)*	1,465	10,255

		902,501

Air Freight & Logistics (1.0%)
Air T, Inc.*	161	4,049
Atlas Air Worldwide Holdings, Inc.*	20,483	1,927,860
Radiant Logistics, Inc.*	7,662	55,856

		1,987,765

Airlines (0.0%)
Mesa Air Group, Inc.*	6,821	38,198

Building Products (0.2%)
Alpha Pro Tech Ltd. (x)*	2,382	14,221
Applied UV, Inc. (x)*	840	2,268
Armstrong Flooring, Inc. (x)*	4,476	8,862
Caesarstone Ltd.	4,275	48,479
Insteel Industries, Inc.	3,538	140,848
Jewett-Cameron Trading Co. Ltd.*	467	3,932
Quanex Building Products Corp.	6,316	156,510

		375,120

Commercial Services & Supplies (1.9%)
ACCO Brands Corp.	17,621	145,550
Acme United Corp. (x)	465	15,671
Aqua Metals, Inc. (x)*	13,735	16,894
ARC Document Solutions, Inc. (x)	7,018	24,563
Aris Water Solution, Inc., Class A*	3,740	48,433
CECO Environmental Corp.*	6,114	38,090
Charah Solutions, Inc. (x)*	2,848	13,471
CompX International, Inc.	328	7,370
DSS, Inc.*	10,768	7,236
Ennis, Inc.	4,789	93,529
Fuel Tech, Inc. (x)*	4,837	6,772
Heritage-Crystal Clean, Inc.*	2,968	95,035
Interface, Inc.	11,015	175,689
Kimball International, Inc., Class B	7,135	72,991
Montrose Environmental Group, Inc.*	35,171	2,479,907
NL Industries, Inc.	1,728	12,787
Odyssey Marine Exploration, Inc. (x)*	2,518	13,094
Performant Financial Corp.*	8,552	20,610

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Perma-Fix Environmental Services, Inc.*	2,386	$15,103
Quad/Graphics, Inc. (x)*	6,591	26,364
Quest Resource Holding Corp.*	3,209	22,271
Renovare Environmental, Inc.*	3,326	2,332
RR Donnelley & Sons Co.*	13,428	151,199
SP Plus Corp.*	4,418	124,676
Team, Inc.*	5,613	6,118
TOMI Environmental Solutions, Inc. (x)*	2,247	3,708
Viad Corp.*	3,849	164,699
Vidler Water Resouces, Inc.*	3,230	39,018
Virco Mfg. Corp.*	2,233	6,833
VSE Corp.	2,004	122,124

		3,972,137

Construction & Engineering (2.0%)
Ameresco, Inc., Class A*	29,234	2,380,817
Argan, Inc.	2,854	110,421
Bowman Consulting Group Ltd. (x)*	5,591	118,781
Concrete Pumping Holdings, Inc. (x)*	4,983	40,861
Great Lakes Dredge & Dock Corp.*	12,266	192,821
IES Holdings, Inc.*	1,635	82,796
Infrastructure and Energy Alternatives, Inc.*	5,401	49,689
INNOVATE Corp.*	9,028	33,404
iSun, Inc. (x)*	1,485	8,851
Limbach Holdings, Inc. (x)*	1,907	17,163
Matrix Service Co.*	4,911	36,931
MYR Group, Inc.*	3,141	347,238
Northwest Pipe Co.*	1,862	59,212
NV5 Global, Inc.*	2,495	344,609
Orbital Energy Group, Inc. (x)*	8,233	18,030
Orion Group Holdings, Inc.*	5,510	20,773
Sterling Construction Co., Inc.*	5,223	137,365
Tutor Perini Corp.*	7,868	97,327
Williams Industrial Services Group, Inc. (x)*	3,649	10,910

		4,107,999

Electrical Equipment (0.7%)
Advent Technologies Holdings, Inc. (x)*	3,044	21,338
Allied Motion Technologies, Inc.	2,180	79,548
American Superconductor Corp.*	5,311	57,784
Babcock & Wilcox Enterprises, Inc.*	10,596	95,576
Beam Global (x)*	1,725	32,085
BitNile Holdings, Inc. (x)*	10,882	12,950
Blink Charging Co. (x)*	20,507	543,641
Broadwind, Inc. (x)*	3,540	6,655
Capstone Green Energy Corp. (x)*	2,551	8,469
Energous Corp. (x)*	11,058	13,823
Eos Energy Enterprises, Inc. (x)*	8,433	63,416
Espey Mfg. & Electronics Corp.*	431	6,124
Flux Power Holdings, Inc. (x)*	1,578	6,770
FTC Solar, Inc. (x)*	3,572	27,004
Ideal Power, Inc.*	1,220	14,713
LSI Industries, Inc.	5,145	35,295
Nuvve Holding Corp.*	2,007	26,733

Ocean Power Technologies, Inc. (x)*	10,795	15,977
Orion Energy Systems, Inc. (x)*	5,884	21,300
Pioneer Power Solutions, Inc. (x)	706	5,295
Polar Power, Inc. (x)*	1,469	5,259
Powell Industries, Inc.	1,731	51,047
Preformed Line Products Co.	581	37,591
Romeo Power, Inc. (x)*	24,646	89,958
Sunworks, Inc. (x)*	5,193	15,943
Thermon Group Holdings, Inc.*	6,222	105,338
Ultralife Corp. (x)*	2,042	12,334
Westwater Resources, Inc.*	5,582	12,001

		1,423,967

Industrial Conglomerates (0.0%)
Gaucho Group Holdings, Inc. (x)*	1,628	3,468

Machinery (3.8%)
AgEagle Aerial Systems, Inc. (x)*	13,000	20,410
Agrify Corp. (x)*	3,292	30,286
Blue Bird Corp.*	3,110	48,640
Chart Industries, Inc.*	8,116	1,294,421
CIRCOR International, Inc.*	3,483	94,668
Columbus McKinnon Corp.	5,283	244,392
Commercial Vehicle Group, Inc.*	6,299	50,770
Douglas Dynamics, Inc.	4,300	167,958
Eastern Co. (The)	977	24,581
Energy Recovery, Inc.*	7,864	168,997
Evoqua Water Technologies Corp.*	32,694	1,528,445
FreightCar America, Inc. (x)*	2,837	10,469
Gencor Industries, Inc.*	1,929	22,241
Graham Corp.	1,797	22,355
Hurco Cos., Inc.	1,228	36,472
Ideanomics, Inc. (x)*	82,439	98,927
L B Foster Co., Class A*	1,960	26,950
Lightning eMotors, Inc. (x)*	9,717	58,399
LS Starrett Co. (The), Class A*	1,123	10,500
Luxfer Holdings plc	5,220	100,798
Manitex International, Inc.*	2,459	15,639
Manitowoc Co., Inc. (The)*	6,578	122,285
Mayville Engineering Co., Inc.*	1,626	24,244
Miller Industries, Inc.	2,138	71,409
NN, Inc.*	8,331	34,157
Park-Ohio Holdings Corp.	1,676	35,481
Perma-Pipe International Holdings, Inc.*	1,480	12,728
Shyft Group, Inc. (The)	65,913	3,238,306
Taylor Devices, Inc.*	543	5,913
Titan International, Inc.*	9,691	106,213
Twin Disc, Inc.*	1,948	21,350
Urban-Gro, Inc. (x)*	1,421	14,892

		7,763,296

Marine (0.1%)
Eagle Bulk Shipping, Inc. (x)	1,689	76,849
Eneti, Inc.	1,385	10,720
Genco Shipping & Trading Ltd.	6,121	97,936
Navios Maritime Holdings, Inc.*	2,508	9,255
Pangaea Logistics Solutions Ltd. (x)	2,249	8,501
Safe Bulkers, Inc.*	12,319	46,443

		249,704

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Professional Services (2.5%)
Acacia Research Corp.*	9,077	$46,565
Akerna Corp. (x)*	3,713	6,498
Atlas Technical Consultants, Inc.*	2,766	23,290
Barrett Business Services, Inc.	1,432	98,894
BGSF, Inc. (x)	1,924	27,609
CRA International, Inc.	1,365	127,436
DLH Holdings Corp.*	980	20,305
Forrester Research, Inc.*	2,134	125,330
Franklin Covey Co.*	2,376	110,151
Heidrick & Struggles International, Inc.	3,655	159,833
Hill International, Inc.*	7,998	15,596
HireQuest, Inc. (x)	968	19,515
Hudson Global, Inc. (x)*	462	13,315
ICF International, Inc.	7,965	816,811
Kelly Services, Inc., Class A	6,707	112,476
Kforce, Inc.	29,371	2,209,287
Mastech Digital, Inc.*	871	14,868
Mistras Group, Inc.*	3,807	28,286
RCM Technologies, Inc.*	1,728	12,303
Red Violet, Inc. (x)*	1,443	57,273
Resources Connection, Inc.	6,114	109,074
ShiftPixy, Inc. (x)*	1,653	1,934
Volt Information Sciences, Inc.*	2,815	8,192
Where Food Comes From, Inc. (x)	454	6,497
Willdan Group, Inc.*	30,658	1,079,161

		5,250,499

Road & Rail (0.2%)
Covenant Logistics Group, Inc.*	2,319	61,291
Daseke, Inc.*	7,637	76,675
HyreCar, Inc. (x)*	3,342	15,741
PAM Transportation Services, Inc.*	694	49,281
Patriot Transportation Holding, Inc.	365	2,946
Universal Logistics Holdings, Inc.	1,504	28,365
US Xpress Enterprises, Inc., Class A*	5,263	30,894
USA Truck, Inc.*	1,568	31,172
Yellow Corp.*	9,553	120,272

		416,637

Trading Companies & Distributors (1.2%)
Alta Equipment Group, Inc.*	3,576	52,353
BlueLinx Holdings, Inc.*	1,747	167,293
DXP Enterprises, Inc.*	3,286	84,352
EVI Industries, Inc. (x)*	1,057	33,010
Hudson Technologies, Inc.*	7,036	31,240
Huttig Building Products, Inc.*	4,764	52,737
India Globalization Capital, Inc.*	7,890	7,705
Karat Packaging, Inc.*	963	19,462
Lawson Products, Inc.*	912	49,932
Rush Enterprises, Inc., Class A	23,930	1,331,465
Titan Machinery, Inc.*	3,677	123,878
Transcat, Inc.*	1,336	123,486
Veritiv Corp.*	2,729	334,493
Willis Lease Finance Corp.*	586	22,063

		2,433,469

Total Industrials		28,924,760

Information Technology (16.1%)
Communications Equipment (2.7%)
Applied Optoelectronics, Inc.*	5,025	25,829
Aviat Networks, Inc.*	1,896	60,824
BK Technologies Corp.	3,203	7,720
CalAmp Corp.*	6,835	48,255
Calix, Inc.*	53,125	4,248,406
Cambium Networks Corp.*	2,092	53,618
Casa Systems, Inc.*	6,033	34,207
Clearfield, Inc.*	2,182	184,204
ClearOne, Inc.*	1,524	1,966
Communications Systems, Inc. (x)	1,644	3,946
ComSovereign Holding Corp. (x)*	9,370	7,073
Comtech Telecommunications Corp.	4,922	116,602
Digi International, Inc.*	6,341	155,798
DZS, Inc.*	3,276	53,137
EMCORE Corp.*	7,172	50,061
Franklin Wireless Corp.*	1,279	5,589
Genasys, Inc. (x)*	6,275	24,974
Harmonic, Inc.*	17,174	201,966
Inseego Corp. (x)*	16,192	94,399
KVH Industries, Inc.*	2,748	25,254
Lantronix, Inc.*	4,084	31,978
Network-1 Technologies, Inc.	3,257	9,185
Ondas Holdings, Inc. (x)*	6,156	41,307
PCTEL, Inc.*	3,419	19,386
Resonant, Inc. (x)*	10,817	18,497
Ribbon Communications, Inc.*	13,337	80,689
TESSCO Technologies, Inc.*	1,254	7,762
Vislink Technologies, Inc. (x)*	7,378	8,706

		5,621,338

Electronic Equipment, Instruments & Components (1.4%)
Airgain, Inc.*	1,684	17,901
Akoustis Technologies, Inc. (x)*	9,243	61,743
AmpliTech Group, Inc. (x)*	674	2,656
Arlo Technologies, Inc. (x)*	15,960	167,420
Autoscope Technologies Corp.	640	4,013
Bel Fuse, Inc., Class B	1,923	24,864
ClearSign Technologies Corp. (x)*	4,760	6,569
Coda Octopus Group, Inc. (x)*	1,251	10,008
CPS Technologies Corp. (x)*	2,100	7,959
CTS Corp.	6,056	222,376
Daktronics, Inc.*	7,276	36,744
Data I/O Corp.*	1,371	6,320
Digital Ally, Inc. (x)*	10,370	11,096
Frequency Electronics, Inc.*	1,200	11,832
Identiv, Inc. (x)*	4,031	113,432
Intellicheck, Inc. (x)*	3,203	14,798
Interlink Electronics, Inc. (x)*	127	1,231
Iteris, Inc.*	8,073	32,292
Key Tronic Corp.*	2,174	13,522
Kimball Electronics, Inc.*	4,579	99,639
LGL Group, Inc. (The)*	707	8,060
LightPath Technologies, Inc., Class A (x)*	4,964	12,112
Luna Innovations, Inc.*	6,013	50,750
MICT, Inc. (x)*	21,870	18,152
Napco Security Technologies, Inc.*	2,729	136,395

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

OSI Systems, Inc.*	15,234	$1,419,809
Powerfleet, Inc.*	6,524	30,924
Red Cat Holdings, Inc. (x)*	6,006	12,492
Research Frontiers, Inc. (x)*	5,003	8,605
RF Industries Ltd.*	1,633	13,064
Richardson Electronics Ltd.	2,215	29,947
ScanSource, Inc.*	4,774	167,472
Soluna Holdings, Inc. (x)*	1,547	16,646
VerifyMe, Inc. (x)*	1,300	4,147
Vishay Precision Group, Inc.*	2,370	87,974
Wayside Technology Group, Inc. (x)	760	26,646
Wireless Telecom Group, Inc.*	2,744	6,037
Wrap Technologies, Inc. (x)*	3,669	14,419

		2,930,066

IT Services (1.5%)
ALJ Regional Holdings, Inc.*	4,371	7,955
American Virtual Cloud Technologies, Inc. (x)*	1,461	3,550
BM Technologies, Inc. (x)*	1,880	17,315
Brightcove, Inc.*	7,707	78,766
Cantaloupe, Inc.*	11,064	98,248
Cass Information Systems, Inc.	2,593	101,957
Computer Task Group, Inc.*	2,389	23,818
Crexendo, Inc.*	1,473	7,365
CSP, Inc.*	844	7,419
Exela Technologies, Inc. (x)*	29,128	25,557
Glimpse Group, Inc. (The) (x)*	1,142	11,260
GreenBox POS (x)*	3,634	15,263
Grid Dynamics Holdings, Inc.*	38,397	1,457,934
Hackett Group, Inc. (The)	4,623	94,910
I3 Verticals, Inc., Class A*	4,043	92,140
IBEX Holdings Ltd.*	966	12,452
Information Services Group, Inc.	6,812	51,908
Innodata, Inc.*	4,517	26,741
Inpixon (x)*	21,588	12,953
International Money Express, Inc.*	6,094	97,260
Limelight Networks, Inc.*	23,894	81,956
MoneyGram International, Inc.*	16,954	133,767
OLB Group, Inc. (The) (x)*	517	1,370
Paysign, Inc.*	6,726	10,762
PFSweb, Inc.*	3,231	41,615
Priority Technology Holdings, Inc. (x)*	2,063	14,606
Research Solutions, Inc. (x)*	3,604	8,866
ServiceSource International, Inc. (x)*	20,163	19,963
StarTek, Inc.*	3,630	18,949
Steel Connect, Inc. (x)*	7,806	10,850
Tucows, Inc., Class A (x)*	1,830	153,391
Unisys Corp.*	12,465	256,405
Usio, Inc.*	3,295	14,366
WidePoint Corp.*	1,810	7,113

		3,018,750

Semiconductors & Semiconductor Equipment (5.6%)
Aehr Test Systems (x)*	4,374	105,763
Alpha & Omega Semiconductor Ltd.*	4,054	245,510
Amtech Systems, Inc. (x)*	2,160	21,341
Atomera, Inc. (x)*	3,897	78,408

AXT, Inc.*	7,640	67,308
CEVA, Inc.*	32,448	1,403,052
CVD Equipment Corp.*	975	4,017
CyberOptics Corp.*	1,397	64,961
eMagin Corp. (x)*	12,632	16,295
Everspin Technologies, Inc. (x)*	2,798	31,617
GSI Technology, Inc. (x)*	3,501	16,210
Ichor Holdings Ltd.*	45,042	2,073,283
Impinj, Inc.*	29,935	2,655,235
indie Semiconductor, Inc., Class A (x)*	120,765	1,447,972
inTEST Corp. (x)*	1,934	24,601
Kopin Corp.*	14,737	60,274
Meta Materials, Inc. (x)*	38,503	94,717
NeoPhotonics Corp.*	9,727	149,504
NVE Corp.	910	62,153
PDF Solutions, Inc.*	5,680	180,567
Photronics, Inc.*	11,220	211,497
Pixelworks, Inc. (x)*	9,995	43,978
QuickLogic Corp.*	2,379	12,157
Rambus, Inc.*	76,709	2,254,478
SkyWater Technology, Inc. (x)*	1,542	25,011
SMART Global Holdings, Inc.*	3,314	235,261
Summit Wireless Technologies, Inc. (x)*	1,803	2,506

		11,587,676

Software (4.1%)
A10 Networks, Inc.	11,435	189,592
Agilysys, Inc.*	24,215	1,076,599
Alfi, Inc. (x)*	797	1,833
American Software, Inc., Class A	5,948	155,659
Arteris, Inc. (x)*	55,019	1,161,451
Asure Software, Inc. (x)*	3,109	24,343
Auddia, Inc. (x)*	1,197	2,131
AudioEye, Inc. (x)*	1,414	9,926
Aware, Inc.*	2,956	9,311
Benefitfocus, Inc.*	4,873	51,946
BSQUARE Corp. (x)*	2,505	4,284
ChannelAdvisor Corp.*	5,623	138,776
Cleanspark, Inc. (x)*	6,551	62,365
Color Star Technology Co. Ltd. (x)*	30,064	15,107
CoreCard Corp. (x)*	1,412	54,786
DatChat, Inc. (x)*	494	1,497
Digimarc Corp. (x)*	2,432	96,015
Duos Technologies Group, Inc. (x)*	642	3,287
eGain Corp.*	4,024	40,159
Greenidge Generation Holdings, Inc. (x)*	1,704	27,349
GTY Technology Holdings, Inc.*	6,284	42,103
Intrusion, Inc. (x)*	3,445	11,851
Issuer Direct Corp.*	631	18,584
Kaspien Holdings, Inc.*	187	1,982
Mind CTI Ltd. (x)	3,683	11,417
Mitek Systems, Inc.*	8,169	145,000
Mullen Automotive, Inc. (x)*	3,893	20,360
NetSol Technologies, Inc.*	2,048	8,069
Oblong, Inc.*	2,772	2,855
OneSpan, Inc.*	6,704	113,499
Park City Group, Inc. (x)*	2,115	12,309
Phunware, Inc.*	13,171	34,640

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Qumu Corp. (x)*	3,143	$6,663
RealNetworks, Inc.*	6,771	6,636
Rekor Systems, Inc. (x)*	6,603	43,250
Rimini Street, Inc. (x)*	8,646	51,617
SeaChange International, Inc. (x)*	8,836	14,138
ShotSpotter, Inc.*	1,664	49,121
SilverSun Technologies, Inc.	544	2,421
Smith Micro Software, Inc.*	8,772	43,158
Sprout Social, Inc., Class A*	24,675	2,237,776
SRAX, Inc. (x)*	4,308	258
SRAX, Inc. (Nasdaq Stock Exchange) (x)*	3,762	16,891
Stronghold Digital Mining, Inc., Class A (x)*	1,300	16,705
Synchronoss Technologies, Inc.*	12,239	29,863
Verb Technology Co., Inc. (x)*	12,069	14,966
Veritone, Inc. (x)*	5,356	120,403
VirnetX Holding Corp. (x)*	12,386	32,204
Weave Communications, Inc.*	823	12,493
Zuora, Inc., Class A*	114,676	2,142,148

		8,389,796

Technology Hardware, Storage & Peripherals (0.8%)
AstroNova, Inc. (x)*	1,268	17,118
Avid Technology, Inc.*	40,041	1,304,135
Boxlight Corp., Class A (x)*	10,106	13,946
Eastman Kodak Co.*	8,811	41,235
Immersion Corp. (x)*	5,125	29,264
Intevac, Inc. (x)*	4,404	20,743
Movano, Inc. (x)*	2,117	8,045
Moving Image Technologies, Inc.*	1,191	2,501
One Stop Systems, Inc.*	2,964	14,672
Quantum Corp.*	10,973	60,571
Socket Mobile, Inc.*	1,151	4,696
TransAct Technologies, Inc.*	1,546	16,851
Turtle Beach Corp.*	2,883	64,176

		1,597,953

Total Information Technology		33,145,579

Materials (1.8%)
Chemicals (0.6%)
Advanced Emissions Solutions, Inc. (x)*	3,123	20,674
AdvanSix, Inc.	5,195	245,464
AgroFresh Solutions, Inc.*	6,532	12,999
American Vanguard Corp.	5,399	88,490
Core Molding Technologies, Inc.*	1,572	13,378
Crown ElectroKinetics Corp. (x)*	1,115	4,449
Flexible Solutions International, Inc.*	1,478	5,749
Flotek Industries, Inc.*	13,409	15,152
FutureFuel Corp.	5,287	40,393
Hawkins, Inc.	3,627	143,085
Intrepid Potash, Inc.*	1,900	81,187
Koppers Holdings, Inc.*	3,988	124,824
LSB Industries, Inc.*	11,368	125,616
Marrone Bio Innovations, Inc.*	17,102	12,317
Northern Technologies International Corp.	1,342	20,532
Rayonier Advanced Materials, Inc.*	11,761	67,155
Trecora Resources (x)*	4,586	37,055

Tredegar Corp.	4,978	58,840
Valhi, Inc.	508	14,605

		1,131,964

Construction Materials (0.1%)
Forterra, Inc.*	5,536	131,646
Smith-Midland Corp. (x)*	819	38,493
United States Lime & Minerals, Inc.	383	49,415

		219,554

Containers & Packaging (0.2%)
Myers Industries, Inc.	6,760	135,268
Ranpak Holdings Corp.*	7,146	268,547
UFP Technologies, Inc.*	1,294	90,916

		494,731

Metals & Mining (0.7%)
Alpha Metallurgical Resources, Inc.*	3,319	202,625
Ampco-Pittsburgh Corp. (x)*	3,208	16,040
Caledonia Mining Corp. plc	2,233	26,037
Comstock Mining, Inc.*	7,013	9,047
Friedman Industries, Inc.	1,087	10,196
Gatos Silver, Inc.*	8,817	91,520
Gold Resource Corp.	14,272	22,264
Haynes International, Inc.	2,364	95,340
Hycroft Mining Holding Corp. (x)*	7,006	4,274
Olympic Steel, Inc.	1,831	43,028
Paramount Gold Nevada Corp.*	5,586	3,902
Perpetua Resources Corp.*	6,211	29,502
PolyMet Mining Corp. (x)*	4,989	12,473
Ramaco Resources, Inc.*	2,396	32,586
Ryerson Holding Corp.	3,120	81,276
Schnitzer Steel Industries, Inc., Class A	4,939	256,433
SunCoke Energy, Inc.	15,789	104,050
Synalloy Corp.*	1,276	20,965
TimkenSteel Corp.*	8,731	144,061
Universal Stainless & Alloy Products, Inc.*	1,381	10,896
US Gold Corp.*	1,200	10,752
Warrior Met Coal, Inc.	9,770	251,187

		1,478,454

Paper & Forest Products (0.2%)
Clearwater Paper Corp.*	3,172	116,317
Glatfelter Corp.	8,296	142,691
Verso Corp., Class A	5,124	138,451

		397,459

Total Materials		3,722,162

Real Estate (2.1%)
Equity Real Estate Investment Trusts (REITs) (1.9%)
Alpine Income Property Trust, Inc. (REIT)	2,048	41,042
Ashford Hospitality Trust, Inc. (REIT)*	3,349	32,150
Bluerock Residential Growth REIT, Inc. (REIT)	5,082	134,114

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Braemar Hotels & Resorts, Inc. (REIT) (x)*	10,408	$53,081
BRT Apartments Corp. (REIT)	2,231	53,522
CatchMark Timber Trust, Inc. (REIT), Class A	9,286	80,881
Cedar Realty Trust, Inc. (REIT)	2,496	62,675
Chatham Lodging Trust (REIT)*	9,163	125,716
CIM Commercial Trust Corp. (REIT)	3,543	26,041
City Office REIT, Inc. (REIT)	8,156	160,836
Clipper Realty, Inc. (REIT)	2,491	24,761
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	2,261	7,077
CorePoint Lodging, Inc. (REIT)*	7,493	117,640
CTO Realty Growth, Inc. (REIT) (x)	1,141	70,080
Farmland Partners, Inc. (REIT)	5,470	65,367
Franklin Street Properties Corp. (REIT)	19,416	115,525
GEO Group, Inc. (The) (REIT) (x)	15,891	123,155
Gladstone Commercial Corp. (REIT)	7,193	185,364
Gladstone Land Corp. (REIT)	5,904	199,319
Global Medical REIT, Inc. (REIT)	11,539	204,817
Global Self Storage, Inc. (REIT)	2,260	12,859
Hersha Hospitality Trust (REIT)*	6,234	57,166
Indus Realty Trust, Inc. (REIT)	1,077	87,302
InnSuites Hospitality Trust (REIT)	696	1,517
NETSTREIT Corp. (REIT)	7,608	174,223
New York City REIT, Inc. (REIT), Class A (x)	2,090	22,175
NexPoint Residential Trust, Inc. (REIT)	4,264	357,451
One Liberty Properties, Inc. (REIT)	3,134	110,568
Pennsylvania REIT (REIT) (x)*	15,397	15,705
Plymouth Industrial REIT, Inc. (REIT)	6,020	192,640
Postal Realty Trust, Inc. (REIT), Class A	2,379	47,104
Power REIT (REIT)*	441	30,381
Preferred Apartment Communities, Inc. (REIT), Class A	9,966	179,986
Presidio Property Trust, Inc. (REIT), Class A	1,536	5,990
Retail Value, Inc. (REIT)	3,402	21,841
Seritage Growth Properties (REIT), Class A (x)*	7,134	94,668
Sotherly Hotels, Inc. (REIT) (x)*	3,038	6,349
UMH Properties, Inc. (REIT)	8,094	221,209
Universal Health Realty Income Trust (REIT)	2,468	146,772
Urstadt Biddle Properties, Inc. (REIT), Class A	5,807	123,689
Wheeler REIT, Inc. (REIT) (x)*	1,528	2,964
Whitestone REIT (REIT)	8,945	90,613

		3,886,335

Real Estate Management & Development (0.2%)
Alset EHome International, Inc.*	2,209	1,233
Altisource Asset Management Corp. (r)*	278	4,976

Altisource Portfolio Solutions SA (x)*	1,061	11,904
American Realty Investors, Inc.*	51	645
AMREP Corp.*	597	9,074
Comstock Holding Cos., Inc. (x)*	312	1,519
Fathom Holdings, Inc. (x)*	1,186	24,266
Forestar Group, Inc.*	3,153	68,578
FRP Holdings, Inc.*	1,257	72,655
InterGroup Corp. (The)*	505	27,270
JW Mays, Inc.*	85	3,452
Maui Land & Pineapple Co., Inc. (x)*	1,000	9,960
Rafael Holdings, Inc., Class B*	1,918	9,782
Stratus Properties, Inc.*	1,166	42,641
Tejon Ranch Co.*	3,933	75,042
Transcontinental Realty Investors, Inc.*	265	10,361
Trinity Place Holdings, Inc. (x)*	4,334	7,974

		381,332

Total Real Estate		4,267,667

Utilities (0.3%)
Electric Utilities (0.0%)
Genie Energy Ltd., Class B (x)*	3,925	21,862
Via Renewables, Inc.	2,450	28,004

		49,866

Gas Utilities (0.0%)
RGC Resources, Inc.	1,481	34,078

Multi-Utilities (0.1%)
Unitil Corp.	2,949	135,624

Water Utilities (0.2%)
Artesian Resources Corp., Class A	1,549	71,765
Cadiz, Inc.*	4,126	15,926
Consolidated Water Co. Ltd. (x)	2,800	29,792
Global Water Resources, Inc.	2,420	41,382
Pure Cycle Corp.*	3,705	54,093
York Water Co. (The)	2,451	122,011

		334,969

Total Utilities		554,537

Total Common Stocks (98.3%) (Cost $171,794,782)		202,655,340

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Diversified Consumer Services (0.0%)
Contra A/S, CVR (r)*	6,800	459

Total Consumer Discretionary		459

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Rights	Value (Note 1)

Financials (0.0%)
Diversified Financial Services (0.0%)
Contra Costa County Board of Education, CVR (r)(x)*	796	$—

Total Financials		—

Health Care (0.0%)
Biotechnology (0.0%)
Contra Aduro Biotech I, CVR (r)(x)*	3,013	—
OncoMed Pharmaceuticals, Inc., CVR (r)*	4,471	920
Oncternal Therapeutics, Inc., CVR (r)*	131	—

		920

Pharmaceuticals (0.0%)
Contra Aevi Genomic, CVR (x)*	8,431	253

Total Health Care		1,173

Information Technology (0.0%)
Software (0.0%)
SRAX, Inc., expiring 12/31/19 (r)(x)*	1,616	—

Total Information Technology		—

Total Rights (0.0%) (Cost $9,751)		1,632

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (0.7%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000
JPMorgan Prime Money Market Fund, IM Shares	355,476	355,618

Total Investment Companies		1,355,618

	Principal Amount	Value (Note 1)
Repurchase Agreements (7.0%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $9,118,843, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $9,301,205. (xx)	$9,118,828	9,118,828
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $1,000,005, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $1,020,410. (xx)	1,000,000	1,000,000

National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $2,000,078, collateralized by various Common Stocks; total market value $2,222,643. (xx)	2,000,000	2,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $1,000,053, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $1,111,210. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $1,400,016, collateralized by various Common Stocks; total market value $1,547,510. (xx)	1,400,000	1,400,000

Total Repurchase Agreements		14,518,828

Total Short-Term Investments (7.7%) (Cost $15,874,446)		15,874,446

Total Investments in Securities (106.0%) (Cost $187,678,979)		218,531,418
Other Assets Less Liabilities (-6.0%)		(12,336,484)

Net Assets (100%)		$206,194,934

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $3,308 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $16,736,097. This was collateralized by $2,190,935 of various U.S. Government Treasury Securities, ranging from 0.000% – 6.250%, maturing 1/6/22 – 5/15/51 and by cash of $15,518,828 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	124	3/2022	USD	1,390,536	31,207

					31,207

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$9,543,170	$—	$—		$9,543,170
Consumer Discretionary	27,980,651	12,117	—		27,992,768
Consumer Staples	4,505,234	11,103	—		4,516,337
Energy	5,690,593	—	—		5,690,593
Financials	28,999,368	—	—		28,999,368
Health Care	55,298,399	—	—		55,298,399
Industrials	28,900,179	24,581	—		28,924,760
Information Technology	33,145,321	258	—		33,145,579
Materials	3,722,162	—	—		3,722,162
Real Estate	4,262,691	—	4,976		4,267,667
Utilities	554,537	—	—		554,537
Futures	31,207	—	—		31,207
Rights
Consumer Discretionary	—	—	459		459
Financials	—	—	—	(a)	—	(a)
Health Care	—	253	920		1,173
Information Technology	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	1,355,618	—	—		1,355,618
Repurchase Agreements	—	14,518,828	—		14,518,828

Total Assets	$203,989,130	$14,567,140	$6,355		$218,562,625

Total Liabilities	$—	$—	$—		$—

Total	$203,989,130	$14,567,140	$6,355		$218,562,625

(a) Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets–Unrealized appreciation	$31,207	*

Total		$31,207

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$109,918	$109,918

Total	$109,918	$109,918

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$23,849	$23,849

Total	$23,849	$23,849

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $927,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$135,131,784
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$153,761,857

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$58,768,077
Aggregate gross unrealized depreciation	(29,521,697)

Net unrealized appreciation	$29,246,380

Federal income tax cost of investments in securities and derivative instruments, if applicable	$189,316,245

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $173,160,151)	$204,012,590
Repurchase Agreements (Cost $14,518,828)	14,518,828
Cash	2,982,417
Cash held as collateral at broker for futures	60,200
Receivable for securities sold	277,896
Dividends, interest and other receivables	61,880
Securities lending income receivable	27,877
Receivable for Portfolio shares sold	5,205
Other assets	898

Total assets	221,947,791

LIABILITIES
Payable for return of collateral on securities loaned	15,518,828
Investment management fees payable	122,887
Administrative fees payable	20,215
Payable for Portfolio shares redeemed	16,045
Distribution fees payable – Class IB	2,231
Due to broker for futures variation margin	2,074
Payable for securities purchased	621
Accrued expenses	69,956

Total liabilities	15,752,857

NET ASSETS	$206,194,934

Net assets were comprised of:
Paid in capital	$172,995,532
Total distributable earnings (loss)	33,199,402

Net assets	$206,194,934

Class IB
Net asset value, offering and redemption price per share, $11,219,954 / 995,829 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.27

Class K
Net asset value, offering and redemption price per share, $194,974,980 / 17,174,204 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.35

(x)	Includes value of securities on loan of $16,736,097.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $2,232 foreign withholding tax)	$1,093,595
Interest	1,274
Securities lending (net)	418,120

Total income	1,512,989

EXPENSES
Investment management fees	1,911,140
Administrative fees	266,056
Custodian fees	90,800
Professional fees	54,184
Printing and mailing expenses	26,344
Distribution fees – Class IB	21,885
Trustees’ fees	6,260
Miscellaneous	3,657

Gross expenses	2,380,326
Less: Waiver from investment manager	(335,701)

Net expenses	2,044,625

NET INVESTMENT INCOME (LOSS)	(531,636)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	49,719,884
Net distributions of realized gain received from underlying funds	3
Futures contracts	109,918

Net realized gain (loss)	49,829,805

Change in unrealized appreciation (depreciation) on:
Investments in securities	(26,259,910)
Futures contracts	23,849

Net change in unrealized appreciation (depreciation)	(26,236,061)

NET REALIZED AND UNREALIZED GAIN (LOSS)	23,593,744

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,062,108

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(531,636)	$279,355
Net realized gain (loss)	49,829,805	30,462,215
Net change in unrealized appreciation (depreciation)	(26,236,061)	41,225,229

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,062,108	71,966,799

Distributions to shareholders:
Class IB	(2,846,324)	(388,904)
Class K	(52,766,248)	(23,306,650)

Total distributions to shareholders	(55,612,572)	(23,695,554)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 955,341 and 127,243 shares, respectively ]	15,024,533	1,422,671
Capital shares issued in reinvestment of dividends and distributions [ 247,645 and 29,925 shares, respectively ]	2,846,324	388,904
Capital shares repurchased [ (449,735) and (49,359) shares, respectively ]	(7,265,158)	(584,267)

Total Class IB transactions	10,605,699	1,227,308

Class K
Capital shares sold [ 21,589 and 2,393,957 shares, respectively ]	328,700	19,154,420
Capital shares issued in reinvestment of dividends and distributions [ 4,547,524 and 1,789,103 shares, respectively ]	52,766,248	23,306,650
Capital shares repurchased [ (1,566,145) and (4,831,456) shares, respectively ]	(24,570,808)	(49,604,613)

Total Class K transactions	28,524,140	(7,143,543)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	39,129,839	(5,916,235)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,579,375	42,355,010
NET ASSETS:
Beginning of year	199,615,559	157,260,549

End of year	$206,194,934	$199,615,559

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.80	$10.49	$8.97	$11.53	$9.91

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.07)	(0.01)	0.01	— #	(0.01)
Net realized and unrealized gain (loss)	1.51	5.14	2.59	(0.44)	2.51

Total from investment operations	1.44	5.13	2.60	(0.44)	2.50

Less distributions:
Dividends from net investment income	—	— #	— #	—	— #
Distributions from net realized gains	(3.97)	(1.82)	(1.08)	(2.11)	(0.88)
Return of capital	—	—	—	(0.01)	—

Total dividends and distributions	(3.97)	(1.82)	(1.08)	(2.12)	(0.88)

Net asset value, end of year	$11.27	$13.80	$10.49	$8.97	$11.53

Total return	10.96%	50.22%	29.32%	(4.75)%	25.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,220	$3,348	$1,414	$326	$129
Ratio of expenses to average net assets:
After waivers (f)	1.15%	1.15%	1.15%	1.15%	1.15%
Before waivers (f)	1.30%	1.37%	1.36%	1.33%	1.35%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.45)%	(0.06)%	0.05%	(0.01)%	(0.08)%
Before waivers (f)	(0.59)%	(0.28)%	(0.16)%	(0.19)%	(0.28)%
Portfolio turnover rate^	62%	94%	69%	60%	58%

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.85	$10.52	$8.99	$11.57	$9.94

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	0.02	0.03	0.03	0.02
Net realized and unrealized gain (loss)	1.51	5.16	2.61	(0.46)	2.52

Total from investment operations	1.47	5.18	2.64	(0.43)	2.54

Less distributions:
Dividends from net investment income	— #	(0.03)	(0.03)	(0.03)	(0.03)
Distributions from net realized gains	(3.97)	(1.82)	(1.08)	(2.11)	(0.88)
Return of capital	—	—	—	(0.01)	—

Total dividends and distributions	(3.97)	(1.85)	(1.11)	(2.15)	(0.91)

Net asset value, end of year	$11.35	$13.85	$10.52	$8.99	$11.57

Total return	11.13%	50.54%	29.67%	(4.68)%	25.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$194,975	$196,267	$155,846	$129,922	$145,266
Ratio of expenses to average net assets:
After waivers (f)	0.90%	0.90%	0.90%	0.90%	0.90%
Before waivers (f)	1.05%	1.12%	1.10%	1.08%	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.23)%	0.19%	0.24%	0.23%	0.17%
Before waivers (f)	(0.38)%	(0.03)%	0.04%	0.05%	(0.04)%
Portfolio turnover rate^	62%	94%	69%	60%	58%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT NATURAL RESOURCES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	30.04%	3.26%	0.30%
Portfolio – Class K Shares*	30.32	3.51	0.54
MSCI World Commodity Producers (Net) Index	31.78	3.88	0.79

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 30.04% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the MSCI World Commodity Producers (Net) Index, which returned 31.78% over the same period.

What helped performance during the year:

•	The sub-industries that contributed the most to performance were Integrated Oil & Gas, Oil & Gas Exploration & Production, Diversified Metals & Mining, Fertilizers & Agricultural Chemicals and Steel.

•	The stocks that contributed most to performance were Exxon Mobil, Chevron, ConocoPhillips, EOG Resources and Total.

What hurt performance during the year:

•	The sub-industries that detracted the most from performance were Gold, Silver and Precious Metals & Mining.

•	The stocks that detracted most from performance were Barrick Gold, Agnico Eagle Mines, Northern Star Resources, Fortescue Metals and Rio Tinto.

Sector Weightings as of December 31, 2021	% of Net Assets
Energy	57.0%
Materials	40.7
Repurchase Agreements	3.2
Consumer Staples	2.2
Investment Company	0.0 #
Cash and Other	(3.1)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

1290 VT NATURAL RESOURCES PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,061.50	$4.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.53	4.73
Class K
Actual	1,000.00	1,062.40	3.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.78	3.46

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.93% and 0.68%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Chemicals (5.4%)
Fertilizers & Agricultural Chemicals (5.4%)
CF Industries Holdings, Inc.	1,902	$134,624
Corteva, Inc.	6,489	306,800
FMC Corp.	1,138	125,055
ICL Group Ltd.	6,164	59,500
Mosaic Co. (The)	3,274	128,635
Nutrien Ltd.	5,044	379,132
Yara International ASA	1,480	74,785

Total Chemicals		1,208,531

Food Products (2.2%)
Agricultural Products (2.2%)
Archer-Daniels-Midland Co.	4,944	334,165
Bunge Ltd.	1,253	116,980
Wilmar International Ltd.	16,770	51,520

Total Food Products		502,665

Metals & Mining (32.7%)
Aluminum (0.4%)
Norsk Hydro ASA	11,886	93,830

Copper (3.4%)
Antofagasta plc	3,468	62,831
First Quantum Minerals Ltd.	5,191	124,219
Freeport-McMoRan, Inc.	12,975	541,447
Lundin Mining Corp.	5,824	45,489

		773,986

Diversified Metals & Mining (16.1%)
Anglo American plc	11,422	466,281
BHP Group Ltd. (x)	26,075	787,291
BHP Group plc	18,667	555,741
Boliden AB	2,418	93,657
Glencore plc*	88,257	447,916
Ivanhoe Mines Ltd., Class A*	5,280	43,076
Rio Tinto Ltd.	3,281	238,972
Rio Tinto plc	9,927	657,323
South32 Ltd.	41,314	120,533
Sumitomo Metal Mining Co. Ltd.	2,183	82,553
Teck Resources Ltd., Class B	4,174	120,209

		3,613,552

Gold (7.4%)
Agnico Eagle Mines Ltd.	2,154	114,413
Barrick Gold Corp.	15,726	298,992
Evolution Mining Ltd.	15,861	46,851
Franco-Nevada Corp.	1,689	233,585
Kinross Gold Corp.	11,112	64,479
Kirkland Lake Gold Ltd.	2,358	98,816
Newcrest Mining Ltd.	7,223	128,645
Newmont Corp. (London Stock Exchange)	4,700	291,494
Newmont Corp. (Toronto Stock Exchange)	2,363	146,530
Northern Star Resources Ltd.	9,746	66,724
Wheaton Precious Metals Corp.	3,980	170,785

		1,661,314

Silver (0.2%)
Pan American Silver Corp.	1,872	46,706

Steel (5.2%)
ArcelorMittal SA	5,934	190,144
BlueScope Steel Ltd.	4,477	68,076
Evraz plc	4,445	36,196
Fortescue Metals Group Ltd.	14,967	209,182
Hitachi Metals Ltd.*	1,904	35,273
JFE Holdings, Inc.	4,304	54,890
Nippon Steel Corp.	7,559	123,442
Nucor Corp.	2,596	296,333
Steel Dynamics, Inc.	1,804	111,974
voestalpine AG	1,032	37,598

		1,163,108

Total Metals & Mining		7,352,496

Oil, Gas & Consumable Fuels (57.0%)
Coal & Consumable Fuels (0.5%)
Cameco Corp.	3,511	76,551
Washington H Soul Pattinson & Co. Ltd.	1,920	41,362

		117,913

Integrated Oil & Gas (41.4%)
BP plc	177,833	795,533
Cenovus Energy, Inc.	11,590	142,109
Chevron Corp.	17,093	2,005,864
Eni SpA	22,307	310,345
Equinor ASA	8,638	231,385
Exxon Mobil Corp.	37,418	2,289,607
Galp Energia SGPS SA	4,421	42,884
Imperial Oil Ltd.	2,176	78,477
Occidental Petroleum Corp.	8,253	239,254
OMV AG	1,317	74,895
Repsol SA	12,824	152,367
Royal Dutch Shell plc, Class A	36,248	795,712
Royal Dutch Shell plc, Class B	32,543	714,644
Suncor Energy, Inc.	13,121	328,297
TotalEnergies SE	22,170	1,126,486

		9,327,859

Oil & Gas Exploration & Production (15.1%)
Aker BP ASA	1,127	34,757
Canadian Natural Resources Ltd.	10,472	442,491
ConocoPhillips	11,836	854,323
Coterra Energy, Inc.	6,822	129,618
Devon Energy Corp.	5,685	250,424
Diamondback Energy, Inc.	1,521	164,040
EOG Resources, Inc.	5,161	458,452
Hess Corp.	2,464	182,410
Inpex Corp. (x)	9,006	78,449
Lundin Energy AB	1,785	64,101
Pioneer Natural Resources Co.	2,049	372,672
Santos Ltd.	28,437	130,550
Tourmaline Oil Corp.	2,738	88,399
Woodside Petroleum Ltd.	8,516	135,874

		3,386,560

Total Oil, Gas & Consumable Fuels		12,832,332

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Paper & Forest Products (2.6%)
Forest Products (0.8%)
Svenska Cellulosa AB SCA, Class B	5,349	$95,156
West Fraser Timber Co. Ltd.	854	81,474

		176,630

Paper Products (1.8%)
Mondi plc	4,292	106,080
Oji Holdings Corp.	7,054	34,157
Stora Enso OYJ, Class R	5,136	94,376
UPM-Kymmene OYJ	4,718	179,729

		414,342

Total Paper & Forest Products		590,972

Total Common Stocks (99.9%) (Cost $21,916,973)		22,486,996

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (3.2%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $645,911, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $658,828. (xx)	$645,910	645,910
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $74,544, collateralized by various Common Stocks; total market value $82,397. (xx)	74,543	74,543

Total Repurchase Agreements		720,453

Total Short-Term Investments (3.2%) (Cost $720,453)		720,453

Total Investments in Securities (103.1%) (Cost $22,637,426)		23,207,449
Other Assets Less Liabilities (-3.1%)		(691,063)

Net Assets (100%)		$22,516,386

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $686,723. This was collateralized by cash of $720,453 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Country Diversification As a Percentage of Total Net Assets
Australia	16.1%
Austria	1.0
Brazil	1.1
Canada	11.7
Chile	0.5
China	0.2
Finland	1.2
France	5.0
Israel	0.3
Italy	1.4
Japan	1.8
Luxembourg	0.8
Netherlands	6.7
Norway	1.6
Portugal	0.2
Russia	0.2
South Africa	2.1
Spain	0.7
Sweden	1.1
United Kingdom	3.5
United States	45.3
Zambia	0.6
Cash and Other	(3.1)

100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Staples	$451,145	$51,520	$—	$502,665
Energy	8,102,988	4,729,344	—	12,832,332
Materials	3,904,267	5,247,732	—	9,151,999
Short-Term Investments
Repurchase Agreements	—	720,453	—	720,453

Total Assets	$12,458,400	$10,749,049	$—	$23,207,449

Total Liabilities	$—	$—	$—	$—

Total	$12,458,400	$10,749,049	$—	$23,207,449

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$11,143,622
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,769,011

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,856,329
Aggregate gross unrealized depreciation	(2,563,576)

Net unrealized appreciation	$292,753

Federal income tax cost of investments in securities and derivative instruments, if applicable	$22,914,696

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $21,916,973)	$22,486,996
Repurchase Agreements (Cost $720,453)	720,453
Cash	39,158
Foreign cash (Cost $13,320)	13,351
Receivable for securities sold	62,932
Dividends, interest and other receivables	24,506
Receivable from investment manager	5,263
Receivable for Portfolio shares sold	3,693
Securities lending income receivable	173
Other assets	1,160

Total assets	23,357,685

LIABILITIES
Payable for return of collateral on securities loaned	720,453
Payable for securities purchased	28,313
Distribution fees payable – Class IB	2,959
Payable for Portfolio shares redeemed	432
Trustees’ fees payable	6
Accrued expenses	89,136

Total liabilities	841,299

NET ASSETS	$22,516,386

Net assets were comprised of:
Paid in capital	$26,270,462
Total distributable earnings (loss)	(3,754,076)

Net assets	$22,516,386

Class IB
Net asset value, offering and redemption price per share, $14,008,944 / 1,794,577 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.81

Class K
Net asset value, offering and redemption price per share, $8,507,442 / 1,089,459 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.81

(x)	Includes value of securities on loan of $686,723.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $32,966 foreign withholding tax)	$892,756
Securities lending (net)	2,356

Total income	895,112

EXPENSES
Investment management fees	93,132
Professional fees	55,235
Custodian fees	34,200
Administrative fees	30,000
Distribution fees – Class IB	25,483
Printing and mailing expenses	19,519
Interest expense	3,144
Trustees’ fees	463
Miscellaneous	8,924

Gross expenses	270,100
Less: Waiver from investment manager	(120,203)

Net expenses	149,897

NET INVESTMENT INCOME (LOSS)	745,215

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(226,512)
Foreign currency transactions	7,059

Net realized gain (loss)	(219,453)

Change in unrealized appreciation (depreciation) on:
Investments in securities	3,867,735
Foreign currency translations	(790)

Net change in unrealized appreciation (depreciation)	3,866,945

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,647,492

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,392,707

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$745,215	$550,150
Net realized gain (loss)	(219,453)	(1,832,052)
Net change in unrealized appreciation (depreciation)	3,866,945	(2,473,865)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,392,707	(3,755,767)

Distributions to shareholders:
Class IB	(474,765)	(238,978)
Class K	(300,247)	(298,018)

Total distributions to shareholders	(775,012)	(536,996)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 628,252 and 280,792 shares, respectively ]	4,815,655	1,555,209
Capital shares issued in connection with merger (Note 8) [ 919,240 and 0 shares, respectively ]	6,860,121	—
Capital shares issued in reinvestment of dividends [ 63,000 and 38,332 shares, respectively ]	474,765	238,978
Capital shares repurchased [ (815,025) and (242,077) shares, respectively ]	(6,109,051)	(1,432,415)

Total Class IB transactions	6,041,490	361,772

Class K
Capital shares sold [ 21,658 and 211,248 shares, respectively ]	162,892	1,118,985
Capital shares issued in connection with merger (Note 8) [ 83,729 and 0 shares, respectively ]	625,596	—
Capital shares issued in reinvestment of dividends [ 39,833 and 47,805 shares, respectively ]	300,247	298,018
Capital shares repurchased [ (226,713) and (959,007) shares, respectively ]	(1,728,556)	(5,416,964)

Total Class K transactions	(639,821)	(3,999,961)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,401,669	(3,638,189)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,019,364	(7,930,952)
NET ASSETS:
Beginning of year	13,497,022	21,427,974

End of year	$22,516,386	$13,497,022

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020	2019		2018	2017
Net asset value, beginning of year	$6.22		$7.67	$7.25		$8.69	$7.95

Income (loss) from investment operations:
Net investment income (loss) (e)	0.29	(2)	0.21	0.39	(1)	0.22	0.19
Net realized and unrealized gain (loss)	1.57		(1.41)	0.41		(1.44)	0.76

Total from investment operations	1.86		(1.20)	0.80		(1.22)	0.95

Less distributions:
Dividends from net investment income	(0.27)		(0.25)	(0.38)		(0.22)	(0.21)

Net asset value, end of year	$7.81		$6.22	$7.67		$7.25	$8.69

Total return	30.04%		(15.65)%	11.20%		(14.14)%	12.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,009		$6,214	$7,075		$5,834	$6,284
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.92%		0.90%	0.90%		0.90%	0.90%
Before waivers and reimbursements (f)	1.56%		2.02%	1.57%		1.46%	1.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	3.89	%(aa)	3.66%	5.04	%(g)	2.54%	2.41%
Before waivers and reimbursements (f)	3.25	%(aa)	2.54%	4.37	%(g)	1.98%	1.79%
Portfolio turnover rate^	32%		15%	10%		10%	13%

	Year Ended December 31,
Class K	2021		2020	2019		2018	2017
Net asset value, beginning of year	$6.22		$7.67	$7.25		$8.69	$7.95

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	(2)	0.24	0.41	(1)	0.24	0.21
Net realized and unrealized gain (loss)	1.57		(1.43)	0.41		(1.44)	0.76

Total from investment operations	1.88		(1.19)	0.82		(1.20)	0.97

Less distributions:
Dividends from net investment income	(0.29)		(0.26)	(0.40)		(0.24)	(0.23)

Net asset value, end of year	$7.81		$6.22	$7.67		$7.25	$8.69

Total return	30.32%		(15.46)%	11.48%		(13.90)%	12.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,507		$7,283	$14,353		$12,443	$16,359
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.66	%**	0.65%	0.65%		0.65%	0.65%
Before waivers and reimbursements (f)	1.31	%*	1.69%	1.32%		1.20%	1.28%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	4.12	%(aa)	4.09%	5.19	%(g)	2.79%	2.66%
Before waivers and reimbursements (f)	3.48	%(aa)	3.05%	4.52	%(g)	2.24%	2.03%
Portfolio turnover rate^	32%		15%	10%		10%	13%
**	Includes Interest Expense of 0.02%.
(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.28, $0.29 for Class IB and Class K, respectively.
(2)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.27 and $0.29 for Class IB and Class K respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 1.52% lower.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.30% lower.

See Notes to Financial Statements.

1290 VT REAL ESTATE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	25.80%	7.75%	6.19%
Portfolio – Class K Shares*	26.17	8.04	6.46
FTSE EPRA/NAREIT Developed Index	27.21	8.82	7.39

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.80% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index, which returned 27.21% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sub-industries that contributed the most to performance were Residential real estate investment trusts (REITs), Industrial REITs, Specialized REITs, Retail REITs and Office REITs.

•	The stocks that contributed most to performance were Prologis, Simon Property Group, Public Storage, Extra Space Storage and AvalonBay Communities.

What hurt performance during the year:

•	The sub-industries that detracted most from performance were Diversified Real Estate Activities, Asset Management & Custody Banks and Hotels, and Resorts & Cruise Lines.

•	The stocks that detracted most from performance were Vonovia, Adler Group, Mitsubishi Estate and Aroundtown.

Sector Weightings as of December 31, 2021	% of Net Assets
Real Estate	98.1%
Exchange Traded Funds	1.0
Repurchase Agreements	0.9
Investment Company	0.2
Closed End Funds	0.1
Health Care	0.1
Cash and Other	(0.4)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

1290 VT REAL ESTATE PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,090.30	$4.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.59
Class K
Actual	1,000.00	1,091.20	3.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Equity Real Estate Investment Trusts (REITs) (83.4%)
Diversified REITs (7.4%)
Abacus Property Group (REIT)	9,177	$25,305
Activia Properties, Inc. (REIT)	15	54,247
Alexander & Baldwin, Inc. (REIT)	1,400	35,126
American Assets Trust, Inc. (REIT)	933	35,015
Argosy Property Ltd. (REIT)	16,254	17,812
Armada Hoffler Properties, Inc. (REIT)	1,170	17,807
Artis REIT (REIT)	1,751	16,528
BMO Real Estate Investments Ltd. (REIT)	4,672	5,401
British Land Co. plc (The) (REIT)	18,068	129,861
Broadstone Net Lease, Inc. (REIT)	3,053	75,775
Charter Hall Long Wale REIT (REIT)	10,545	38,744
Cofinimmo SA (REIT)	645	103,174
Cominar REIT (REIT)	3,196	29,536
Cromwell European REIT (REIT) (m)	6,173	17,781
Custodian Reit plc (REIT)	7,923	11,368
Daiwa House REIT Investment Corp. (REIT)	42	127,245
DigitalBridge Group, Inc. (REIT)*	9,382	78,152
Empire State Realty Trust, Inc. (REIT), Class A	2,749	24,466
Essential Properties Realty Trust, Inc. (REIT)	2,337	67,376
Gecina SA (REIT)	1,016	142,160
Global Net Lease, Inc. (REIT)	2,023	30,911
GPT Group (The) (REIT)	37,474	147,772
Growthpoint Properties Australia Ltd. (REIT)	5,429	17,221
H&R REIT (REIT)	5,538	71,143
Hankyu Hanshin REIT, Inc. (REIT)	13	17,901
Heiwa Real Estate REIT, Inc. (REIT)	18	24,458
Hulic Reit, Inc. (REIT)	25	37,621
Icade (REIT)	640	45,977
Irongate Group (REIT)	9,150	11,517
Land Securities Group plc (REIT)	13,939	146,484
Lar Espana Real Estate SOCIMI SA (REIT)	1,134	6,610
LXI REIT plc (REIT) (m)	13,679	26,847
Merlin Properties SOCIMI SA (REIT)	6,485	70,657
Mirvac Group (REIT)	77,010	163,043
Nextensa (REIT)	81	7,175
NIPPON REIT Investment Corp. (REIT) (x)	9	32,079
Nomura Real Estate Master Fund, Inc. (REIT)	88	123,780
NTT UD REIT Investment Corp. (REIT)	27	36,429
OUE Commercial REIT (REIT)	41,753	13,633
PS Business Parks, Inc. (REIT)	393	72,379
Schroder REIT Ltd. (REIT)	9,569	6,929
Sekisui House Reit, Inc. (REIT)	82	61,092
Standard Life Investment Property Income Trust Ltd. (REIT)	7,727	8,524
Star Asia Investment Corp. (REIT)	32	17,609
Stockland (REIT)	46,681	144,002
STORE Capital Corp. (REIT)	4,755	163,572
Stride Property Group (REIT)	8,212	11,867
Sunlight REIT (REIT)	20,921	11,644
Suntec REIT (REIT)	40,698	45,603
Tokyu REIT, Inc. (REIT)	18	30,983
United Urban Investment Corp. (REIT)	58	68,170
Washington REIT (REIT)	1,640	42,394
WP Carey, Inc. (REIT)	3,595	294,970

		3,063,875

Health Care REITs (6.6%)
Aedifica SA (REIT)	708	92,616
Assura plc (REIT)	51,444	48,603
CareTrust REIT, Inc. (REIT)	1,841	42,030
Community Healthcare Trust, Inc. (REIT)	416	19,664
Diversified Healthcare Trust (REIT)	4,557	14,081
Healthcare Realty Trust, Inc. (REIT)	2,844	89,984
Healthcare Trust of America, Inc. (REIT), Class A	4,230	141,240
Healthpeak Properties, Inc. (REIT)	10,507	379,198
Impact Healthcare REIT plc (REIT) (m)	5,028	8,140
LTC Properties, Inc. (REIT)	711	24,274
Medical Properties Trust, Inc. (REIT)	11,525	272,336
National Health Investors, Inc. (REIT)	805	46,263
NorthWest Healthcare Properties REIT (REIT) (x)	3,627	39,598
Omega Healthcare Investors, Inc. (REIT)	4,643	137,386
Parkway Life REIT (REIT)	7,540	28,703
Physicians Realty Trust (REIT)	4,252	80,065
Primary Health Properties plc (REIT)	25,645	52,554
Sabra Health Care REIT, Inc. (REIT)	4,384	59,359
Target Healthcare REIT plc (REIT)	12,094	19,316
Universal Health Realty Income Trust (REIT)	206	12,251
Ventas, Inc. (REIT)	7,778	397,611
Welltower, Inc. (REIT)	8,519	730,675

		2,735,947

Hotel & Resort REITs (2.2%)
Apple Hospitality REIT, Inc. (REIT)	4,137	66,813
Ascott Residence Trust (REIT)	36,903	28,206
CDL Hospitality Trusts (REIT)	15,536	13,488
DiamondRock Hospitality Co. (REIT)*	4,059	39,007
Far East Hospitality Trust (REIT)	18,859	8,257
Hoshino Resorts REIT, Inc. (REIT)	5	28,384
Host Hotels & Resorts, Inc. (REIT)*	13,808	240,121
Invincible Investment Corp. (REIT)	96	30,378
Japan Hotel REIT Investment Corp. (REIT)	88	42,994
Park Hotels & Resorts, Inc. (REIT)*	4,563	86,149
Pebblebrook Hotel Trust (REIT)	2,510	56,149
RLJ Lodging Trust (REIT)	3,198	44,548
Ryman Hospitality Properties, Inc. (REIT)*	1,051	96,650
Service Properties Trust (REIT)	3,146	27,653
Summit Hotel Properties, Inc. (REIT)*	2,003	19,549
Sunstone Hotel Investors, Inc. (REIT)*	4,204	49,313
Xenia Hotels & Resorts, Inc. (REIT)*	2,196	39,770

		917,429

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Industrial REITs (15.5%)
AIMS APAC REIT (REIT)	10,813	$11,635
Americold Realty Trust (REIT)	5,184	169,983
ARA LOGOS Logistics Trust (REIT)	24,900	16,630
Ascendas REIT (REIT)	66,687	145,983
Centuria Industrial REIT (REIT)	10,235	31,201
CRE Logistics REIT, Inc. (REIT)	11	21,631
Dexus Industria REIT (REIT)	4,156	10,613
Dream Industrial REIT (REIT) (x)	4,246	57,802
Duke Realty Corp. (REIT)	7,415	486,721
EastGroup Properties, Inc. (REIT)	777	177,039
ESR-REIT (REIT)	52,190	18,590
First Industrial Realty Trust, Inc. (REIT)	2,481	164,242
Frasers Logistics & Commercial Trust (REIT) (m)	55,129	62,182
GLP J-REIT (REIT)	83	143,516
Goodman Property Trust (REIT)	21,361	37,746
Granite REIT (REIT)	1,214	101,155
Industrial & Infrastructure Fund Investment Corp. (REIT)	38	73,370
Industrial Logistics Properties Trust (REIT)	1,220	30,561
Innovative Industrial Properties, Inc. (REIT)	464	121,990
Intervest Offices & Warehouses NV (REIT)	460	14,769
Itochu Advance Logistics Investment Corp. (REIT)	12	19,101
Japan Logistics Fund, Inc. (REIT)	17	52,686
LaSalle Logiport REIT (REIT)	35	61,645
LondonMetric Property plc (REIT)	17,196	65,963
LXP Industrial Trust (REIT)	5,409	84,489
Mapletree Industrial Trust (REIT)	36,219	72,836
Mapletree Logistics Trust (REIT)	59,386	83,729
Mitsubishi Estate Logistics REIT Investment Corp. (REIT)	8	36,443
Mitsui Fudosan Logistics Park, Inc. (REIT)	10	56,072
Monmouth Real Estate Investment Corp. (REIT)	1,828	38,406
Montea NV (REIT)	243	36,574
Nippon Prologis REIT, Inc. (REIT)	44	155,681
Prologis, Inc. (REIT)	14,417	2,427,246
Rexford Industrial Realty, Inc. (REIT)	2,963	240,329
Segro plc (REIT)	23,388	454,750
SOSiLA Logistics REIT, Inc. (REIT)	12	18,360
STAG Industrial, Inc. (REIT)	3,390	162,584
Summit Industrial Income REIT (REIT) (x)	3,155	58,613
Terreno Realty Corp. (REIT)	1,419	121,027
Tritax Big Box REIT plc (REIT)	36,519	123,081
Warehouses De Pauw CVA (REIT)	2,724	130,812

		6,397,786

Office REITs (9.2%)
Alexandria Real Estate Equities, Inc. (REIT)	3,036	676,907
Allied Properties REIT (REIT)	2,429	84,394
alstria office REIT-AG (REIT)	3,478	77,333
Befimmo SA (REIT)	373	14,332
Boston Properties, Inc. (REIT)	3,072	353,833
Brandywine Realty Trust (REIT)	3,276	43,964
Centuria Office REIT (REIT)	8,997	15,317
Champion REIT (REIT)	38,774	19,841
Corporate Office Properties Trust (REIT)	2,155	60,275
Cousins Properties, Inc. (REIT)	2,879	115,966
Covivio (REIT)	987	81,131
Cromwell Property Group (REIT)	27,734	17,555
Daiwa Office Investment Corp. (REIT)	6	36,512
Derwent London plc (REIT)	1,935	89,443
Dexus (REIT)	21,059	170,375
Douglas Emmett, Inc. (REIT)	3,212	107,602
Dream Office REIT (REIT) (x)	682	13,279
Easterly Government Properties, Inc. (REIT)	1,645	37,703
Equity Commonwealth (REIT)*	2,242	58,068
Global One Real Estate Investment Corp. (REIT)	19	19,887
Great Portland Estates plc (REIT)	4,939	48,668
Hibernia REIT plc (London Stock Exchange) (REIT)	10,301	15,323
Hibernia REIT plc (Turquoise Stock Exchange) (REIT)	2,630	3,893
Highwoods Properties, Inc. (REIT)	1,965	87,619
Hudson Pacific Properties, Inc. (REIT)	2,859	70,646
Ichigo Office REIT Investment Corp. (REIT)	23	16,576
Inmobiliaria Colonial SOCIMI SA (REIT)	6,675	62,696
Japan Excellent, Inc. (REIT) (x)	25	28,971
Japan Prime Realty Investment Corp. (REIT) (x)	18	62,436
Japan Real Estate Investment Corp. (REIT)	26	147,596
JBG SMITH Properties (REIT)	2,345	67,325
Kenedix Office Investment Corp. (REIT)	8	49,448
Keppel Pacific Oak US REIT (REIT) (m)	16,442	13,154
Keppel REIT (REIT)	41,568	34,856
Kilroy Realty Corp. (REIT)	2,234	148,472
Manulife US REIT (REIT) (m)	28,207	18,899
Mirai Corp. (REIT)	30	12,897
Mori Hills REIT Investment Corp. (REIT)	31	42,068
Mori Trust Sogo Reit, Inc. (REIT)	20	25,176
Nippon Building Fund, Inc. (REIT) (x)	29	168,912
NSI NV (REIT)	321	12,791
Office Properties Income Trust (REIT)	900	22,356
Orion Office REIT, Inc. (REIT)*	1,047	19,547
Orix JREIT, Inc. (REIT)	52	81,280
Paramount Group, Inc. (REIT)	3,612	30,124
Piedmont Office Realty Trust, Inc. (REIT), Class A	2,376	43,671
Precinct Properties New Zealand Ltd. (REIT)	26,006	29,745
Prime US REIT (REIT) (m)	12,443	10,390
Prosperity REIT (REIT)	23,149	9,144
Regional REIT Ltd. (REIT) (m)	8,585	10,911

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Sankei Real Estate, Inc. (REIT)	9	$9,350
SL Green Realty Corp. (REIT)	1,277	91,561
Veris Residential, Inc. (REIT)*	1,666	30,621
Vornado Realty Trust (REIT)	3,401	142,366
Workspace Group plc (REIT)	2,574	28,168

		3,791,373

Residential REITs (14.0%)
Advance Residence Investment Corp. (REIT)	26	85,891
American Campus Communities, Inc. (REIT)	2,643	151,417
American Homes 4 Rent (REIT), Class A	5,514	240,466
Apartment Income REIT Corp. (REIT)	3,024	165,322
Apartment Investment and Management Co. (REIT), Class A*	2,890	22,311
AvalonBay Communities, Inc. (REIT)	2,744	693,107
Boardwalk REIT (REIT)	695	30,125
Camden Property Trust (REIT)	1,964	350,927
Canadian Apartment Properties REIT (REIT)	3,367	159,599
Centerspace (REIT)	279	30,941
Civitas Social Housing plc (REIT) (m)	12,175	15,969
Comforia Residential REIT, Inc. (REIT)	13	38,594
Daiwa Securities Living Investments Corp. (REIT)	40	41,207
Empiric Student Property plc (REIT)	11,440	13,317
Equity LifeStyle Properties, Inc. (REIT)	3,369	295,327
Equity Residential (REIT)	7,203	651,871
Essex Property Trust, Inc. (REIT)	1,275	449,093
Home Reit plc (REIT)	10,950	19,268
Independence Realty Trust, Inc. (REIT)	1,996	51,557
Ingenia Communities Group (REIT)	7,149	32,352
InterRent REIT (REIT)	2,521	34,498
Invitation Homes, Inc. (REIT)	11,644	527,939
Irish Residential Properties REIT plc (REIT)	8,629	16,465
Kenedix Residential Next Investment Corp. (REIT)	20	38,651
Killam Apartment REIT (REIT) (x)	2,072	38,641
Mid-America Apartment Communities, Inc. (REIT)	2,270	520,829
NexPoint Residential Trust, Inc. (REIT)	444	37,220
Nippon Accommodations Fund, Inc. (REIT)	10	57,637
PRS REIT plc (The) (REIT)	10,084	15,014
Starts Proceed Investment Corp. (REIT)	5	10,341
Sun Communities, Inc. (REIT)	2,254	473,272
Triple Point Social Housing REIT plc (REIT) (m)	7,128	9,339
UDR, Inc. (REIT)	6,010	360,540
UNITE Group plc (The) (REIT)	6,219	93,479
Xior Student Housing NV (REIT) (m)	356	19,880

		5,792,406

Retail REITs (14.0%)
Acadia Realty Trust (REIT)	1,642	35,845
AEON REIT Investment Corp. (REIT)	34	47,617
Agree Realty Corp. (REIT)	1,330	94,909
American Finance Trust, Inc. (REIT)	2,398	21,894
Ascencio (REIT)	57	3,485
Aventus Group (REIT)	8,110	21,242
Brixmor Property Group, Inc. (REIT)	5,772	146,666
BWP Trust (REIT)	9,487	28,644
Capital & Counties Properties plc (REIT)	14,361	32,734
CapitaLand Integrated Commercial Trust (REIT)	93,265	141,185
Carmila SA (REIT)	734	11,582
Charter Hall Retail REIT (REIT)	9,461	29,323
Choice Properties REIT (REIT)	4,979	59,790
Crombie REIT (REIT)	1,827	26,893
Eurocommercial Properties NV (REIT)	854	18,557
Federal Realty Investment Trust (REIT)	1,518	206,934
First Capital Realty, Inc. (REIT)	4,235	63,142
Fortune REIT (REIT)	26,551	27,274
Frasers Centrepoint Trust (REIT)	21,058	36,097
Frontier Real Estate Investment Corp. (REIT)	10	43,206
Fukuoka REIT Corp. (REIT)	15	21,751
Getty Realty Corp. (REIT)	779	24,998
Hamborner REIT AG (REIT)	1,380	15,740
Hammerson plc (REIT)	82,256	36,519
Home Consortium Ltd. (REIT)	2,582	14,934
HomeCo Daily Needs REIT (REIT) (m)(x)	7,975	9,255
Immobiliare Grande Distribuzione SIIQ SpA (REIT)*	1,270	5,581
InvenTrust Properties Corp. (REIT) (x)	1,394	38,000
Japan Metropolitan Fund Invest (REIT)	135	116,304
Kenedix Retail REIT Corp. (REIT)	12	29,523
Kimco Realty Corp. (REIT)	11,328	279,235
Kite Realty Group Trust (REIT)	4,192	91,302
Kiwi Property Group Ltd. (REIT)	30,721	25,144
Klepierre SA (REIT)*	3,663	86,951
Lendlease Global Commercial REIT (REIT)	17,208	11,429
Link REIT (REIT)	40,687	358,210
Macerich Co. (The) (REIT)	4,129	71,349
Mapletree Commercial Trust (REIT) (r)	42,856	63,603
Mercialys SA (REIT)	1,211	11,816
National Retail Properties, Inc. (REIT)	3,386	162,765
NewRiver REIT plc (REIT)	5,874	7,005
Realty Income Corp. (REIT)	11,070	792,501
Regency Centers Corp. (REIT)	3,272	246,545
Retail Estates NV (REIT)	208	16,908
Retail Opportunity Investments Corp. (REIT)	2,271	44,512
RioCan REIT (REIT)	6,182	112,111
RPT Realty (REIT)	1,611	21,555
Scentre Group (REIT)	101,554	233,479

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Shaftesbury plc (REIT)	5,406	$45,001
Shopping Centres Australasia Property Group (REIT)	21,680	46,847
Simon Property Group, Inc. (REIT)	6,369	1,017,575
SITE Centers Corp. (REIT)	3,355	53,110
SmartCentres REIT (REIT)	2,505	63,746
SPH REIT (REIT)	18,350	13,617
Spirit Realty Capital, Inc. (REIT)	2,382	114,789
Starhill Global REIT (REIT)	27,559	13,395
Tanger Factory Outlet Centers, Inc. (REIT) (x)	1,943	37,461
Unibail-Rodamco-Westfield (REIT)*	2,008	140,870
Urban Edge Properties (REIT)	2,211	42,009
Vastned Retail NV (REIT)	288	7,869
Vicinity Centres (REIT)	73,783	90,721
Waypoint REIT (REIT)	14,418	29,686
Wereldhave NV (REIT)	772	11,250

		5,773,990

Specialized REITs (14.5%)
Arena REIT (REIT)	6,254	22,432
Big Yellow Group plc (REIT)	3,267	75,484
Charter Hall Social Infrastructure REIT (REIT)	6,401	19,234
CubeSmart (REIT)	4,167	237,144
CyrusOne, Inc. (REIT)	2,488	223,223
Digital Realty Trust, Inc. (REIT)	5,474	968,186
EPR Properties (REIT)	1,406	66,771
Equinix, Inc. (REIT)	1,760	1,488,678
Extra Space Storage, Inc. (REIT)	2,581	585,190
Four Corners Property Trust, Inc. (REIT)	1,490	43,821
Gaming and Leisure Properties, Inc. (REIT)	4,387	213,471
Hotel Property Investments (REIT)	3,678	10,008
Keppel DC REIT (REIT)	24,898	45,635
Life Storage, Inc. (REIT)	1,581	242,178
National Storage Affiliates Trust (REIT)	1,538	106,430
National Storage REIT (REIT)	22,308	43,172
Public Storage (REIT)	2,968	1,111,694
Safehold, Inc. (REIT)	407	32,499
Safestore Holdings plc (REIT)	3,978	75,867
VICI Properties, Inc. (REIT) (x)	12,250	368,848

		5,979,965

Total Equity Real Estate Investment Trusts (REITs)		34,452,771

Health Care Providers & Services (0.1%)
Health Care Facilities (0.1%)
Chartwell Retirement Residences	4,510	42,143

Total Health Care Providers & Services		42,143

Real Estate Management & Development (14.7%)
Diversified Real Estate Activities (4.2%)
Allreal Holding AG (Registered)	277	61,407
Capitaland Investment Ltd.*	50,430	127,609
City Developments Ltd.	9,132	46,148
Mitsubishi Estate Co. Ltd.	22,286	308,920
Mitsui Fudosan Co. Ltd.	18,005	356,641
New World Development Co. Ltd.	27,816	110,050
Nomura Real Estate Holdings, Inc.	2,192	50,441
Peach Property Group AG	229	15,934
Sumitomo Realty & Development Co. Ltd.	7,723	227,131
Sun Hung Kai Properties Ltd.	27,799	337,258
Tokyo Tatemono Co. Ltd. (x)	3,874	56,579
UOL Group Ltd.	9,625	50,639

		1,748,757

Real Estate Development (1.1%)
CK Asset Holdings Ltd.	38,594	243,268
Henderson Land Development Co. Ltd.	25,381	108,066
Lifestyle Communities Ltd.	1,800	27,213
Sino Land Co. Ltd.	67,843	84,483

		463,030

Real Estate Operating Companies (9.4%)
Aberdeen Standard European Logistics Income plc (REIT) (m)	6,978	11,051
ADLER Group SA (m)(x)	1,734	21,518
Aeon Mall Co. Ltd.	2,317	33,054
Amot Investments Ltd.	3,050	24,801
Aroundtown SA	22,539	136,515
Atrium Ljungberg AB, Class B	846	18,697
Azrieli Group Ltd.	721	68,878
CA Immobilien Anlagen AG	779	29,267
Castellum AB (x)	5,413	146,045
Catena AB	498	31,083
Cibus Nordic Real Estate AB	738	23,750
Citycon OYJ	1,457	11,612
CLS Holdings plc (REIT)	3,034	8,973
Corem Property Group AB, Class B	13,121	47,409
Deutsche EuroShop AG	995	16,584
Deutsche Wohnen SE	953	40,123
Dios Fastigheter AB	1,634	21,482
Entra ASA (m)	1,207	27,178
Fabege AB	5,027	84,310
Fastighets AB Balder, Class B*	1,983	143,038
Grainger plc	14,245	60,736
Grand City Properties SA	1,880	44,691
Hang Lung Properties Ltd.	39,616	81,492
Helical plc	1,931	11,866
Hiag Immobilien Holding AG	57	5,943
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	250	1,260
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	22,382	116,386
Hufvudstaden AB, Class A	2,059	30,807
Hulic Co. Ltd. (x)	8,101	76,904
Hysan Development Co. Ltd.	11,950	36,934
Intershop Holding AG	23	15,448
Kennedy-Wilson Holdings, Inc.	2,299	54,900
K-fast Holding AB (m)*	1,200	11,554
Kojamo OYJ	3,780	91,407
LEG Immobilien SE	1,437	200,740
Mobimo Holding AG (Registered)*	128	42,915
Nyfosa AB	3,521	60,786
Pandox AB*	1,727	27,904
Phoenix Spree Deutschland Ltd.	1,520	8,188

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Platzer Fastigheter Holding AB, Class B	1,050	$15,757
PSP Swiss Property AG (Registered)	848	105,814
Sagax AB, Class B	3,332	112,465
Samhallsbyggnadsbolaget i Norden AB	21,088	155,006
Shurgard Self Storage SA	455	29,786
Sirius Real Estate Ltd.	18,910	36,192
Swire Properties Ltd.	20,612	51,652
Swiss Prime Site AG (Registered)	1,480	145,612
TAG Immobilien AG	2,440	68,365
Tricon Residential, Inc.	4,708	72,056
Tritax EuroBox plc (m)	15,755	24,951
Vonovia SE	15,213	840,020
Wallenstam AB, Class B	3,231	60,070
Wharf Real Estate Investment Co. Ltd.	32,074	162,888
Wihlborgs Fastigheter AB	2,553	58,032

		3,864,895

Total Real Estate Management & Development		6,076,682

Total Common Stocks (98.2%) (Cost $31,081,029)		40,571,596

CLOSED END FUNDS:
BMO Commercial Property Trust Ltd. (REIT)	9,822	13,959
Picton Property Income Ltd. (The) (REIT)	10,670	14,731
UK Commercial Property REIT Ltd. (REIT)	14,384	14,544

Total Closed End Funds (0.1%) (Cost $42,153)		43,234

EXCHANGE TRADED FUNDS (ETF):
Equity (1.0%)
iShares U.S. Real Estate ETF (x)	2,096	243,429
Vanguard Global ex-U.S. Real Estate ETF	2,902	156,563
		—

Total Exchange Traded Funds (1.0%) (Cost $387,137)		399,992

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	100,000	100,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.9%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $324,522, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22 - 11/15/51; total market value $331,012. (xx)	$324,521	324,521
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $37,916, collateralized by various Common Stocks; total market value $41,911. (xx)	37,916	37,916

Total Repurchase Agreements		362,437

Total Short-Term Investments (1.1%) (Cost $462,437)		462,437

Total Investments in Securities (100.4%) (Cost $31,972,756)		41,477,259
Other Assets Less Liabilities (-0.4%)		(148,715)

Net Assets (100%)		$41,328,544

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $318,999 or 0.8% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $988,829. This was collateralized by $567,335 of various U.S. Government Treasury Securities, ranging from 0.000% – 7.250%, maturing 1/6/22 – 8/15/51 and by cash of $462,437 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVA	— Dutch Certification

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Country Diversification As a Percentage of Total Net Assets
Australia	3.5%
Austria	0.1
Belgium	1.1
Canada	2.8
Finland	0.3
France	1.3
Germany	3.6
Guernsey	0.0 #
Hong Kong	4.3
Ireland	0.1
Israel	0.2
Italy	0.1
Japan	9.0
Netherlands	0.1
New Zealand	0.3
Norway	0.1
Singapore	2.8
Spain	0.3
Sweden	2.5
Switzerland	1.0
United Kingdom	4.6
United States	62.3
Cash and Other	(0.4)

100.0%

#	Percent shown is less than 0.05%.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Closed End Funds	$—	$43,234	$—	$43,234
Common Stocks
Health Care	42,143	—	—	42,143
Real Estate	26,036,750	14,429,100	63,603	40,529,453
Exchange Traded Funds	399,992	—	—	399,992
Short-Term Investments
Investment Company	100,000	—	—	100,000
Repurchase Agreements	—	362,437	—	362,437

Total Assets	$26,578,885	$14,834,771	$63,603	$41,477,259

Total Liabilities	$—	$—	$—	$—

Total	$26,578,885	$14,834,771	$63,603	$41,477,259

(a)	A security with a market value of $63,603 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$10,558,445
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$9,340,327

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,086,533
Aggregate gross unrealized depreciation	(2,779,363)

Net unrealized appreciation	$8,307,170

Federal income tax cost of investments in securities and derivative instruments, if applicable	$33,170,089

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $31,610,319)	$41,114,822
Repurchase Agreements (Cost $362,437)	362,437
Cash	222,127
Foreign cash (Cost $53,039)	53,544
Dividends, interest and other receivables	139,104
Receivable for Portfolio shares sold	33,451
Securities lending income receivable	396
Other assets	132

Total assets	41,926,013

LIABILITIES
Payable for return of collateral on securities loaned	462,437
Payable for securities purchased	49,663
Distribution fees payable – Class IB	4,013
Administrative fees payable	2,144
Payable for Portfolio shares redeemed	554
Accrued expenses	78,658

Total liabilities	597,469

NET ASSETS	$41,328,544

Net assets were comprised of:
Paid in capital	$33,110,615
Total distributable earnings (loss)	8,217,929

Net assets	$41,328,544

Class IB
Net asset value, offering and redemption price per share, $19,746,320 / 2,725,768 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.24

Class K
Net asset value, offering and redemption price per share, $21,582,224 / 2,960,253 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.29

(x)	Includes value of securities on loan of $988,829.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $49,874 foreign withholding tax)	$901,011
Income from non-cash dividends	150,677
Securities lending (net)	5,035

Total income	1,056,723

EXPENSES
Investment management fees	185,914
Professional fees	53,597
Distribution fees – Class IB	41,675
Custodian fees	40,100
Administrative fees	34,129
Licensing fees	22,501
Printing and mailing expenses	19,403
Trustees’ fees	1,012
Interest expense	131
Miscellaneous	8,769

Gross expenses	407,231
Less: Waiver from investment manager	(123,937)

Net expenses	283,294

NET INVESTMENT INCOME (LOSS)	773,429

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	536,991
Foreign currency transactions	(4,014)

Net realized gain (loss)	532,977

Change in unrealized appreciation (depreciation) on:
Investments in securities	7,167,573
Foreign currency translations	(862)

Net change in unrealized appreciation (depreciation)	7,166,711

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,699,688

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,473,117

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$773,429	$711,607
Net realized and unrealized gain (loss)	532,977	(233,158)
Net change in unrealized appreciation (depreciation)	7,166,711	(3,203,743)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,473,117	(2,725,294)

Distributions to shareholders:
Class IB	(778,325)	(187,754)
Class K	(899,638)	(277,108)

Total distributions to shareholders	(1,677,963)	(464,862)

Tax return of capital:
Class IB	(7,668,043)	—
Class K	(8,431,048)	—

Total	(16,099,091)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 419,705 and 280,841 shares, respectively ]	4,815,978	2,708,559
Capital shares issued in reinvestment of dividends and distributions [ 1,203,618 and 18,469 shares, respectively ]	8,446,368	187,754
Capital shares repurchased [ (278,326) and (290,498) shares, respectively ]	(3,165,904)	(2,768,966)

Total Class IB transactions	10,096,442	127,347

Class K
Capital shares sold [ 84,818 and 721,987 shares, respectively ]	916,506	7,033,246
Capital shares issued in reinvestment of dividends and distributions [ 1,321,279 and 27,175 shares, respectively ]	9,330,686	277,108
Capital shares repurchased [ (186,779) and (367,314) shares, respectively ]	(2,224,592)	(3,419,070)

Total Class K transactions	8,022,600	3,891,284

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	18,119,042	4,018,631

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,815,105	828,475
NET ASSETS:
Beginning of year	32,513,439	31,684,964

End of year	$41,328,544	$32,513,439

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019	2018	2017
Net asset value, beginning of year	$10.40		$11.58		$10.03	$11.03	$10.45

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	(cc)	0.22	(aa)	0.23	0.31	0.27
Net realized and unrealized gain (loss)	2.28		(1.26)		1.94	(0.89)	0.80

Total from investment operations	2.50		(1.04)		2.17	(0.58)	1.07

Less distributions:
Dividends from net investment income	(0.41)		(0.14)		(0.53)	(0.34)	(0.38)
Distributions from net realized gains	(2.42)		—		(0.07)	—	(0.09)
Return of capital	(2.83)		—		(0.02)	(0.08)	(0.02)

Total dividends and distributions	(5.66)		(0.14)		(0.62)	(0.42)	(0.49)

Net asset value, end of year	$7.24		$10.40		$11.58	$10.03	$11.03

Total return	25.80%		(8.98)%		21.75%	(5.46)%	10.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$19,746		$14,355		$15,893	$12,114	$13,416
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90	%**	0.90%		0.90%	0.90%	0.90%
Before waivers and reimbursements (f)	1.23	%**	1.52%		1.48%	1.40%	1.31%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.96	%(dd)	2.31	%(bb)	1.96%	2.84%	2.46%
Before waivers and reimbursements (f)	1.62	%(dd)	1.69	%(bb)	1.38%	2.34%	2.05%
Portfolio turnover rate^	25%		29%		27%	15%	30%

	Year Ended December 31,
Class K	2021		2020		2019	2018	2017
Net asset value, beginning of year	$10.43		$11.62		$10.06	$11.06	$10.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	(cc)	0.26	(aa)	0.25	0.34	0.29
Net realized and unrealized gain (loss)	2.29		(1.29)		1.95	(0.89)	0.81

Total from investment operations	2.54		(1.03)		2.20	(0.55)	1.10

Less distributions:
Dividends from net investment income	(0.43)		(0.16)		(0.54)	(0.37)	(0.40)
Distributions from net realized gains	(2.42)		—		(0.07)	—	(0.09)
Return of capital	(2.83)		—		(0.03)	(0.08)	(0.02)

Total dividends and distributions	(5.68)		(0.16)		(0.64)	(0.45)	(0.51)

Net asset value, end of year	$7.29		$10.43		$11.62	$10.06	$11.06

Total return	26.17%		(8.82)%		22.08%	(5.21)%	10.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,582		$18,158		$15,792	$14,269	$15,743
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.65	%**	0.65%		0.65%	0.65%	0.65%
Before waivers and reimbursements (f)	0.98	%**	1.29%		1.22%	1.15%	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.18	%(dd)	2.68	%(bb)	2.19%	3.09%	2.68%
Before waivers and reimbursements (f)	1.85	%(dd)	2.04	%(bb)	1.62%	2.59%	2.26%
Portfolio turnover rate^	25%		29%		27%	15%	30%
**	Includes Interest Expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.20 and $0.24 for Class IB and Class K, respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.24% lower.
(cc)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.18 and $0.20 for Class IB and Class K respectively.
(dd)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.41% lower.

See Notes to Financial Statements.

1290 VT SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Horizon Kinetics Asset Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*,**	38.52%	11.39%	9.12%
Portfolio – Class K Shares*	39.02	11.67	9.38
Russell 2000® Value Index	28.27	9.07	9.13

* Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 38.52% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned 28.27% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Both sector allocation and stock selection contributed to relative returns. A majority of the returns was derived from security selection in securities outside of the benchmark.

•	At the sector level, Energy was the largest contributor to relative returns, driven by the Portfolio’s exposure to Texas Pacific Land Corp. (TPL) shares, which rose 73% during 2021.

•

Penske Automotive and AutoNation both contributed materially to returns as well, as their shares appreciated 84.3% and 67.4%, respectively. The companies reported strong revenue growth and operational results during the year.

What hurt performance during the year:

•

Security selection within the Industrials sector detracted from relative returns. CACI International was among the detractors from relative returns, though absolute returns were positive for the cybersecurity and defense contractor.

•

Within the Materials sector, Sandstorm Gold shares fell 13.5% during 2021, though they recovered during the fourth quarter. We believe that royalty businesses such as Sandstorm are an attractive way to gain exposure to hard assets such as precious metals without incurring the operating risk and capital expenditure requirements of a mining company.

Portfolio Positioning and Outlook — Horizon Kinetics Asset Management LLC

During 2021, the conversation around inflation shifted. We have been concerned about potential inflation, and its impact in risk assets for some time now, as interest rates have remained extremely low for years, along with an elevated monetary base. The growth rate of the money supply only steepened, and interest rates returned to zero as a result of central bank efforts to bolster global economies during the COVID-19 pandemic. In the last year, our views went from contrarian to mainstream; instead of wondering whether inflation was a concern at all, most market participants are now all too aware that it is here, due both to published metrics such as the Consumer Price Index (CPI), which rose 7% in 2021, the largest rise since 1982, and to the actual consumer experience.

The time to position one’s portfolio for inflation is before it is visible to all, not after — by then, it is much harder, if not impossible, to protect one’s investments from the effects of inflation, much less invest in ways to benefit from it. As this has been a concern of ours for some time, the Portfolio has long been positioned accordingly, with exposures to a variety of businesses with characteristics that make them attractive in any economic environment, and particularly in an inflationary one.

Many of these are businesses that we describe as “hard asset, capital light.” These businesses have exposure to inflationary end markets, i.e., hard assets, but with business models that require minimal working capital and/or debt financing. We believe that these companies are positioned to benefit from evolving trends in interest rates, currencies and producer prices, yet without being overly exposed to the business cycle. Examples include energy, precious metals and mining royalty companies, transactional companies such as financial exchanges, businesses with the potential to gain market share

1290 VT SMALL CAP VALUE PORTFOLIO (Unaudited)

without significant capital expenditures, as well as eclectic opportunities in companies with unique characteristics. To be fair, we have been surprised by the resilience of broader equity markets to the resurgence of inflation. Perhaps this is because bond yields have yet to respond meaningfully to higher inflation, and real bond yields are actually lower, using prevailing CPI. We believe that the ultimate test to broader market levels will be the ability to maintain record high valuations despite rising costs and interest rates. Accordingly, a thoughtful approach towards investing for such an environment will be imperative.

Sector Weightings as of December 31, 2021	% of Net Assets
Industrials	17.3%
Energy	16.9
Financials	16.3
Consumer Discretionary	13.0
Real Estate	11.3
Communication Services	5.4
Health Care	5.0
Consumer Staples	4.2
Materials	3.7
Information Technology	2.8
Utilities	2.6
Repurchase Agreements	1.9
Investment Companies	0.8
Cash and Other	(1.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,006.00	$5.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,007.70	4.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.4%)
Diversified Telecommunication Services (0.3%)
Anterix, Inc.*	1,158	$68,044
ATN International, Inc.	1,629	65,078
Consolidated Communications Holdings, Inc.*	9,893	74,000
EchoStar Corp., Class A*	21,085	555,590
Globalstar, Inc. (x)*	11,193	12,984
IDT Corp., Class B*	726	32,060
Iridium Communications, Inc.*	4,050	167,224
Liberty Latin America Ltd., Class A*	5,764	67,208
Liberty Latin America Ltd., Class C*	21,771	248,190
Ooma, Inc.*	1,376	28,125
Radius Global Infrastructure, Inc.*	8,397	135,192

		1,453,695

Entertainment (4.1%)
AMC Entertainment Holdings, Inc., Class A (x)*	72,734	1,978,365
Chicken Soup For The Soul Entertainment, Inc. (x)*	780	10,795
Cinemark Holdings, Inc.*	2,720	43,846
CuriosityStream, Inc. (x)*	3,172	18,810
Eros STX Global Corp.*	46,927	11,248
IMAX Corp.*	6,388	113,962
Lions Gate Entertainment Corp., Class A*	8,426	140,209
Lions Gate Entertainment Corp., Class B*	48,411	745,045
Live Nation Entertainment, Inc.*	110,300	13,201,807
Madison Square Garden Entertainment Corp.*	11,402	802,017
Madison Square Garden Sports Corp.*	2,400	416,952
Marcus Corp. (The) (x)*	3,125	55,813

		17,538,869

Interactive Media & Services (0.1%)
Cars.com, Inc.*	8,365	134,593
COOKPAD, Inc. (x)*	16,000	36,026
Liberty TripAdvisor Holdings, Inc., Class A*	2,665	5,783
MediaAlpha, Inc., Class A*	269	4,153
Outbrain, Inc. (x)*	607	8,498
TrueCar, Inc.*	13,963	47,474
Yelp, Inc.*	783	28,376

		264,903

Media (0.8%)
Advantage Solutions, Inc. (x)*	10,550	84,611
AMC Networks, Inc., Class A*	22,068	760,022
Boston Omaha Corp., Class A*	2,815	80,875
Clear Channel Outdoor Holdings, Inc.*	46,334	153,365
comScore, Inc.*	10,102	33,741
Daily Journal Corp.*	165	58,860
Digital Media Solutions, Inc.*	297	1,420
Emerald Holding, Inc.*	3,588	14,244
Entercom Communications Corp.*	17,151	44,078
Entravision Communications Corp., Class A	8,778	59,515
EW Scripps Co. (The), Class A*	8,113	156,987
Fluent, Inc.*	6,263	12,463
Gannett Co., Inc.*	20,020	106,707
Gray Television, Inc.	12,064	243,210
Hemisphere Media Group, Inc.*	2,405	17,484
iHeartMedia, Inc., Class A*	8,494	178,714
Integral Ad Science Holding Corp. (x)*	1,314	29,184
John Wiley & Sons, Inc., Class A	6,084	348,431
National CineMedia, Inc.	7,956	22,356
Scholastic Corp.	3,699	147,812
Sinclair Broadcast Group, Inc., Class A	5,431	143,541
Stagwell, Inc.*	8,183	70,947
TEGNA, Inc.	31,145	578,051
Thryv Holdings, Inc.*	228	9,378
WideOpenWest, Inc.*	2,863	61,612

		3,417,608

Wireless Telecommunication Services (0.1%)
Gogo, Inc. (x)*	7,721	104,465
Shenandoah Telecommunications Co.	4,505	114,878
Telephone and Data Systems, Inc.	14,182	285,767
United States Cellular Corp.*	2,099	66,160

		571,270

Total Communication Services		23,246,345

Consumer Discretionary (13.0%)
Auto Components (0.7%)
Adient plc*	11,606	555,695
American Axle & Manufacturing Holdings, Inc.*	8,225	76,739
Cooper-Standard Holdings, Inc.*	2,482	55,622
Dana, Inc.	9,479	216,311
Dorman Products, Inc.*	8,000	904,080
Goodyear Tire & Rubber Co. (The)*	38,924	829,860
Modine Manufacturing Co.*	6,464	65,222
Motorcar Parts of America, Inc.*	2,735	46,686
Standard Motor Products, Inc.	2,922	153,084
Stoneridge, Inc.*	3,181	62,793
Tenneco, Inc., Class A*	935	10,565
XL Fleet Corp. (x)*	4,462	14,769

		2,991,426

Automobiles (0.1%)
Canoo, Inc. (x)*	8,442	65,172
Fisker, Inc. (x)*	1,943	30,563
Lordstown Motors Corp. (x)*	19,126	65,985
Workhorse Group, Inc. (x)*	15,649	68,230

		229,950

Diversified Consumer Services (0.5%)
2U, Inc.*	1,657	33,256
Adtalem Global Education, Inc.*	6,906	204,141
American Public Education, Inc.*	2,675	59,519
Carriage Services, Inc.	1,767	113,865
Coursera, Inc.*	10,171	248,579

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
European Wax Center, Inc., Class A (x)*	924	$28,043
Graham Holdings Co., Class B	538	338,849
Houghton Mifflin Harcourt Co.*	1,185	19,078
Laureate Education, Inc., Class A	13,965	170,932
OneSpaWorld Holdings Ltd.*	3,941	39,489
Perdoceo Education Corp.*	9,779	115,001
PowerSchool Holdings, Inc., Class A*	6,123	100,846
Regis Corp.*	490	853
StoneMor, Inc. (x)*	4,542	10,356
Strategic Education, Inc.	3,468	200,589
Stride, Inc.*	5,569	185,615
Udemy, Inc.*	1,489	29,095
Vivint Smart Home, Inc.*	9,245	90,416
WW International, Inc.*	5,167	83,344

		2,071,866

Hotels, Restaurants & Leisure (1.9%)
Biglari Holdings, Inc., Class B*	123	17,536
BJ’s Restaurants, Inc.*	243	8,396
Bluegreen Vacations Holding Corp.*	1,994	69,989
Carrols Restaurant Group, Inc.	4,642	13,740
Chuy’s Holdings, Inc.*	1,568	47,228
Dave & Buster’s Entertainment, Inc.*	3,308	127,027
Del Taco Restaurants, Inc.	4,315	53,722
Denny’s Corp.*	2,254	36,064
Drive Shack, Inc.*	6,667	9,534
El Pollo Loco Holdings, Inc.*	2,728	38,710
F45 Training Holdings, Inc. (x)*	1,183	12,883
Fiesta Restaurant Group, Inc.*	2,651	29,188
First Watch Restaurant Group, Inc. (x)*	286	4,793
GAN Ltd.*	5,291	48,624
Hall of Fame Resort & Entertainment Co. (x)*	8,330	12,662
Jack in the Box, Inc.	2,601	227,535
Krispy Kreme, Inc. (x)	893	16,896
Life Time Group Holdings, Inc. (x)*	2,222	38,241
Monarch Casino & Resort, Inc.*	366	27,066
Nathan’s Famous, Inc.	118	6,890
Portillo’s, Inc., Class A*	892	33,486
SeaWorld Entertainment, Inc.*	3,255	211,119
Target Hospitality Corp.*	1,513	5,386
Wendy’s Co. (The)	295,400	7,045,290
Xponential Fitness, Inc., Class A (x)*	488	9,975

		8,151,980

Household Durables (1.4%)
Bassett Furniture Industries, Inc.	1,314	22,036
Beazer Homes USA, Inc.*	4,106	95,341
Cavco Industries, Inc.*	376	119,436
Century Communities, Inc.	1,498	122,521
Ethan Allen Interiors, Inc.	3,056	80,342
Flexsteel Industries, Inc.	992	26,645
Green Brick Partners, Inc.*	3,079	93,386
Hamilton Beach Brands Holding Co., Class A	594	8,530
Hooker Furnishings Corp.	1,634	38,040
Hovnanian Enterprises, Inc., Class A*	744	94,704
iRobot Corp. (x)*	387	25,496
KB Home	9,209	411,919
Landsea Homes Corp.*	1,278	9,355
La-Z-Boy, Inc.	6,136	222,798
Legacy Housing Corp.*	1,168	30,917
Lifetime Brands, Inc.	1,891	30,199
M.D.C. Holdings, Inc.	5,874	327,945
M/I Homes, Inc.*	3,998	248,596
Meritage Homes Corp.*	4,918	600,291
Snap One Holdings Corp.*	919	19,373
Taylor Morrison Home Corp.*	14,841	518,841
Traeger, Inc. (x)*	2,194	26,679
Tri Pointe Homes, Inc.*	89,097	2,484,915
Tupperware Brands Corp.*	7,018	107,305
Universal Electronics, Inc.*	1,761	71,761
VOXX International Corp.*	2,295	23,340
Weber, Inc., Class A (x)	1,632	21,102

		5,881,813

Internet & Direct Marketing Retail (0.0%)
1stdibs.com, Inc. (x)*	179	2,239
aka Brands Holding Corp.*	508	4,699
Groupon, Inc. (x)*	514	11,904
Lands’ End, Inc.*	2,133	41,871
Lulu’s Fashion Lounge Holdings, Inc.*	427	4,368
PetMed Express, Inc. (x)	408	10,306
Rent the Runway, Inc., Class A (x)*	653	5,322
Revolve Group, Inc.*	1,925	107,877
Xometry, Inc., Class A (x)*	250	12,813

		201,399

Leisure Products (0.3%)
Acushnet Holdings Corp.	3,344	177,499
American Outdoor Brands, Inc.*	2,070	41,255
Callaway Golf Co.*	16,397	449,934
Escalade, Inc.	804	12,695
Genius Brands International, Inc. (x)*	41,945	44,042
Johnson Outdoors, Inc., Class A	295	27,639
Nautilus, Inc. (x)*	3,275	20,076
Solo Brands, Inc., Class A*	570	8,909
Sturm Ruger & Co., Inc.	175	11,903
Vista Outdoor, Inc.*	8,122	374,181

		1,168,133

Multiline Retail (0.4%)
Big Lots, Inc.	4,520	203,626
Dillard’s, Inc., Class A (x)	824	201,897
Franchise Group, Inc.	3,469	180,943
Macy’s, Inc.	44,330	1,160,559

		1,747,025

Specialty Retail (7.3%)
Aaron’s Co., Inc. (The)	4,385	108,090
Abercrombie & Fitch Co., Class A*	7,537	262,514
Academy Sports & Outdoors, Inc.*	10,943	480,398
America’s Car-Mart, Inc.*	148	15,155
AutoNation, Inc.*	123,250	14,401,762
Barnes & Noble Education, Inc.*	6,376	43,420

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Bed Bath & Beyond, Inc. (x)*	12,704	$185,224
Big 5 Sporting Goods Corp. (x)	3,065	58,266
Buckle, Inc. (The)	230	9,731
CarLotz, Inc. (x)*	10,304	23,390
Cato Corp. (The), Class A	2,974	51,034
Chico’s FAS, Inc.*	13,004	69,961
Conn’s, Inc.*	2,650	62,328
Container Store Group, Inc. (The)*	4,651	46,417
Genesco, Inc.*	2,086	133,859
Group 1 Automotive, Inc.	2,479	483,950
Guess?, Inc.	4,918	116,458
Haverty Furniture Cos., Inc.	1,371	41,911
Hibbett, Inc.	348	25,032
Lazydays Holdings, Inc.*	1,020	21,971
Lumber Liquidators Holdings, Inc.*	3,908	66,709
MarineMax, Inc.*	1,475	87,084
Monro, Inc.	1,767	102,963
ODP Corp. (The)*	6,489	254,888
Penske Automotive Group, Inc.	127,500	13,670,550
Rent-A-Center, Inc.	652	31,322
Shift Technologies, Inc. (x)*	7,377	25,156
Shoe Carnival, Inc.	252	9,848
Signet Jewelers Ltd.	1,624	141,337
Sleep Number Corp.*	1,596	122,254
Sonic Automotive, Inc., Class A	3,024	149,537
Tilly’s, Inc., Class A	3,370	54,291
Torrid Holdings, Inc.*	1,370	13,536
TravelCenters of America, Inc.*	1,721	88,838
Urban Outfitters, Inc.*	2,822	82,854
Winmark Corp.	300	74,487
Zumiez, Inc.*	3,016	144,738

		31,761,263

Textiles, Apparel & Luxury Goods (0.4%)
Fossil Group, Inc.*	6,884	70,836
G-III Apparel Group Ltd.*	6,148	169,931
Movado Group, Inc.	30,204	1,263,433
Oxford Industries, Inc.	2,114	214,613
Rocky Brands, Inc.	953	37,929
Superior Group of Cos., Inc. (x)	1,325	29,071
Unifi, Inc.*	1,941	44,934
Vera Bradley, Inc.*	3,797	32,313

		1,863,060

Total Consumer Discretionary		56,067,915

Consumer Staples (4.2%)
Beverages (0.5%)
Crimson Wine Group Ltd.*	183,600	1,514,700
Duckhorn Portfolio, Inc. (The)*	1,631	38,068
MGP Ingredients, Inc.	328	27,877
NewAge, Inc. (x)*	8,170	8,415
Primo Water Corp.	22,110	389,799
Zevia PBC, Class A (x)*	324	2,284

		1,981,143

Food & Staples Retailing (0.5%)
Andersons, Inc. (The)	2,594	100,414
BJ’s Wholesale Club Holdings, Inc.*	4,940	330,832
Chefs’ Warehouse, Inc. (The)*	4,160	138,528
HF Foods Group, Inc. (x)*	5,336	45,143
Ingles Markets, Inc., Class A	1,977	170,694
Natural Grocers by Vitamin Cottage, Inc.	1,354	19,294
Performance Food Group Co.*	1,834	84,162
PriceSmart, Inc.	3,110	227,559
Rite Aid Corp.*	8,007	117,623
SpartanNash Co.	5,079	130,835
Sprouts Farmers Market, Inc.*	8,840	262,371
United Natural Foods, Inc.*	7,330	359,756
Village Super Market, Inc., Class A	1,218	28,489
Weis Markets, Inc.	2,345	154,489

		2,170,189

Food Products (0.7%)
Alico, Inc.	19,600	725,788
B&G Foods, Inc. (x)	9,004	276,693
Cal-Maine Foods, Inc.	5,658	209,289
Fresh Del Monte Produce, Inc.	4,708	129,941
Hostess Brands, Inc.*	19,413	396,413
John B Sanfilippo & Son, Inc.	449	40,482
Laird Superfood, Inc. (x)*	184	2,399
Lancaster Colony Corp.	336	55,642
Landec Corp.*	3,740	41,514
Limoneira Co.	1,581	23,715
Mission Produce, Inc.*	4,555	71,514
Sanderson Farms, Inc.	404	77,196
Seneca Foods Corp., Class A*	925	44,354
Simply Good Foods Co. (The)*	11,271	468,535
Sovos Brands, Inc.*	1,937	29,152
Tootsie Roll Industries, Inc.	2,153	78,003
TreeHouse Foods, Inc.*	7,322	296,761
Vita Coco Co., Inc. (The) (x)*	535	5,976
Whole Earth Brands, Inc. (x)*	5,418	58,189

		3,031,556

Household Products (0.0%)
Central Garden & Pet Co. (x)*	690	36,314
Central Garden & Pet Co., Class A*	3,688	176,471
Oil-Dri Corp. of America	763	24,973

		237,758

Personal Products (2.4%)
Beauty Health Co. (The)*	1,085	26,214
BellRing Brands, Inc., Class A*	2,004	57,174
Edgewell Personal Care Co.	7,687	351,373
Honest Co., Inc. (The) (x)*	3,270	26,454
Inter Parfums, Inc.	90,600	9,685,140
Nature’s Sunshine Products, Inc.	1,657	30,655
Nu Skin Enterprises, Inc., Class A	3,827	194,220
Revlon, Inc., Class A (x)*	941	10,671
Veru, Inc.*	2,617	15,414

		10,397,315

Tobacco (0.1%)
Universal Corp.	3,331	182,938
Vector Group Ltd.	17,297	198,570

		381,508

Total Consumer Staples		18,199,469

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Energy (16.9%)
Energy Equipment & Services (1.0%)
Archrock, Inc.	18,548	$138,739
Bristow Group, Inc.*	3,287	104,099
ChampionX Corp.*	23,354	471,984
Dril-Quip, Inc.*	4,875	95,940
Expro Group Holdings NV*	5,570	79,930
FTS International, Inc., Class A*	1,289	33,836
Helix Energy Solutions Group, Inc.*	19,527	60,924
Helmerich & Payne, Inc.	14,776	350,191
Liberty Oilfield Services, Inc., Class A*	8,619	83,604
Nabors Industries Ltd.*	985	79,874
National Energy Services Reunited Corp. (x)*	5,479	51,777
Newpark Resources, Inc.*	13,014	38,261
NexTier Oilfield Solutions, Inc.*	21,410	76,006
Oceaneering International, Inc.*	13,876	156,938
Oil States International, Inc.*	8,872	44,094
Patterson-UTI Energy, Inc.	26,653	225,218
ProPetro Holding Corp.*	12,004	97,232
RPC, Inc.*	9,910	44,991
Select Energy Services, Inc., Class A*	9,165	57,098
Solaris Oilfield Infrastructure, Inc., Class A	3,525	23,089
Subsea 7 SA (ADR)	181,700	1,290,070
TerraVest Industries, Inc. (x)	16,810	365,183
TETRA Technologies, Inc.*	3,857	10,954
Tidewater, Inc.*	5,884	63,018
US Silica Holdings, Inc.*	10,303	96,848

		4,139,898

Oil, Gas & Consumable Fuels (15.9%)
Aemetis, Inc. (x)*	3,793	46,654
Alto Ingredients, Inc.*	10,653	51,241
Altus Midstream Co. (x)	438	26,854
Antero Resources Corp.*	35,502	621,285
Arch Resources, Inc.	1,716	156,705
Berry Corp.	9,363	78,836
Brigham Minerals, Inc., Class A	6,256	131,939
California Resources Corp.	11,459	489,414
Callon Petroleum Co. (x)*	899	42,478
Centennial Resource Development, Inc., Class A*	22,505	134,580
Centrus Energy Corp., Class A*	1,373	68,526
Chesapeake Energy Corp.	13,958	900,570
Civitas Resources, Inc.	5,228	256,015
Clean Energy Fuels Corp.*	22,034	135,068
CNX Resources Corp.*	29,676	408,045
Comstock Resources, Inc.*	12,904	104,393
CONSOL Energy, Inc.*	4,846	110,053
CVR Energy, Inc.	4,235	71,190
Delek US Holdings, Inc.*	9,341	140,022
DHT Holdings, Inc.	19,862	103,084
Dorian LPG Ltd.	3,753	47,626
Earthstone Energy, Inc., Class A*	3,014	32,973
Energy Fuels, Inc. (x)*	2,873	21,921
Equitrans Midstream Corp.	57,690	596,515
Falcon Minerals Corp.	1,046	5,094
Frontline Ltd. (x)*	17,080	120,756
Gevo, Inc. (x)*	28,076	120,165
Golar LNG Ltd.*	14,310	177,301
Green Plains, Inc.*	5,254	182,629
HighPeak Energy, Inc.	582	8,520
International Seaways, Inc.	6,680	98,062
Laredo Petroleum, Inc.*	1,279	76,906
Murphy Oil Corp.	20,739	541,495
Nordic American Tankers Ltd. (x)	22,730	38,414
Northern Oil and Gas, Inc.	7,387	152,024
Oasis Petroleum, Inc.	412	51,908
Ovintiv, Inc.	34,961	1,178,186
Par Pacific Holdings, Inc.*	1,217	20,068
PBF Energy, Inc., Class A*	13,702	177,715
PDC Energy, Inc.	13,783	672,335
Peabody Energy Corp.*	12,530	126,177
Permian Basin Royalty Trust	11,100	112,110
PrairieSky Royalty Ltd. (x)	92,000	991,312
Range Resources Corp.*	33,723	601,281
Ranger Oil Corp.*	2,981	80,249
Renewable Energy Group, Inc.*	6,274	266,269
REX American Resources Corp.*	776	74,496
Riley Exploration Permian, Inc.	300	5,796
Scorpio Tankers, Inc.	6,723	86,122
SFL Corp. Ltd.	17,478	142,446
SM Energy Co.	16,912	498,566
Talos Energy, Inc.*	4,153	40,699
Teekay Corp. (x)*	10,136	31,827
Teekay Tankers Ltd., Class A (x)*	3,500	38,150
Texas Pacific Land Corp.	45,353	56,640,001
Ur-Energy, Inc. (x)*	1,621	1,978
W&T Offshore, Inc.*	13,526	43,689
Whiting Petroleum Corp.*	5,562	359,750
World Fuel Services Corp.	8,981	237,727

		68,776,210

Total Energy		72,916,108

Financials (16.2%)
Banks (7.4%)
1st Source Corp.	2,399	118,990
Allegiance Bancshares, Inc.	2,693	113,672
Amalgamated Financial Corp.	2,107	35,334
Amerant Bancorp, Inc.	3,821	132,016
American National Bankshares, Inc.	1,499	56,482
Ameris Bancorp	9,395	466,744
Arrow Financial Corp.	2,098	73,913
Associated Banc-Corp.	21,285	480,828
Atlantic Capital Bancshares, Inc.*	2,742	78,887
Atlantic Union Bankshares Corp.	10,668	397,810
Banc of California, Inc.	7,602	149,151
BancFirst Corp.	2,433	171,672
Bancorp, Inc. (The)*	7,368	186,484
Bank First Corp. (x)	974	70,362
Bank of Marin Bancorp	2,156	80,268
Bank of NT Butterfield & Son Ltd. (The)	7,082	269,895
BankUnited, Inc.	12,585	532,471
Banner Corp.	4,845	293,946
Bar Harbor Bankshares	2,171	62,807
Berkshire Hills Bancorp, Inc.	6,942	197,361
Blue Ridge Bankshares, Inc. (x)	2,586	46,289
Brookline Bancorp, Inc.	10,759	174,188

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Bryn Mawr Bank Corp.	2,787	$125,443
Business First Bancshares, Inc.	2,659	75,276
Byline Bancorp, Inc.	3,522	96,327
Cadence Bank	21,767	648,439
Cambridge Bancorp	1,028	96,211
Camden National Corp.	2,093	100,799
Capital Bancorp, Inc.	1,155	30,261
Capital City Bank Group, Inc.	1,822	48,101
Capstar Financial Holdings, Inc.	3,022	63,553
Carter Bankshares, Inc.*	3,608	55,527
Cathay General Bancorp	10,546	453,373
CBTX, Inc.	2,565	74,385
Central Pacific Financial Corp.	3,611	101,722
CIT Group, Inc.	14,005	719,017
Citizens & Northern Corp.	2,028	52,971
City Holding Co.	2,148	175,685
Civista Bancshares, Inc.	2,270	55,388
CNB Financial Corp.	2,073	54,935
Coastal Financial Corp.*	455	23,032
Columbia Banking System, Inc.	11,067	362,112
Community Bank System, Inc.	7,538	561,430
Community Trust Bancorp, Inc.	2,114	92,192
ConnectOne Bancorp, Inc.	5,357	175,227
CrossFirst Bankshares, Inc.*	3,280	51,201
Customers Bancorp, Inc.*	3,915	255,924
CVB Financial Corp.	18,354	392,959
Dime Community Bancshares, Inc.	4,829	169,788
Eagle Bancorp, Inc.	4,439	258,971
Eastern Bankshares, Inc.	19,166	386,578
Enterprise Bancorp, Inc.	1,402	62,978
Enterprise Financial Services Corp.	4,931	232,201
Equity Bancshares, Inc., Class A	1,885	63,958
Farmers National Banc Corp.	4,204	77,984
FB Financial Corp.	4,264	186,848
Fidelity D&D Bancorp, Inc. (x)	588	34,692
Financial Institutions, Inc.	2,192	69,706
First Bancorp (Nasdaq Stock Exchange)	4,832	220,919
First Bancorp (Quotrix Stock Exchange)	28,604	394,163
First Bancorp, Inc. (The)	1,599	50,209
First Bancshares, Inc. (The)	2,809	108,484
First Bank	2,368	34,360
First Busey Corp.	7,100	192,552
First Commonwealth Financial Corp.	13,271	213,530
First Community Bankshares, Inc.	2,453	81,979
First Financial Bancorp	13,142	320,402
First Financial Bankshares, Inc.	1,284	65,279
First Financial Corp.	1,555	70,426
First Foundation, Inc.	5,549	137,948
First Internet Bancorp	1,303	61,293
First Interstate BancSystem, Inc., Class A	5,786	235,317
First Merchants Corp.	7,928	332,104
First Mid Bancshares, Inc.	2,380	101,840
First Midwest Bancorp, Inc.	16,079	329,298
First of Long Island Corp. (The)	3,186	68,786
Five Star Bancorp (x)	1,028	30,840
Flushing Financial Corp.	4,211	102,327
Fulton Financial Corp.	22,500	382,500
German American Bancorp, Inc.	3,498	136,352
Glacier Bancorp, Inc.	13,735	778,775
Great Southern Bancorp, Inc.	1,462	86,624
Great Western Bancorp, Inc.	7,412	251,712
Guaranty Bancshares, Inc.	1,267	47,614
Hancock Whitney Corp.	12,230	611,745
Hanmi Financial Corp.	4,043	95,738
HarborOne Bancorp, Inc.	6,804	100,971
HBT Financial, Inc.	1,354	25,360
Heartland Financial USA, Inc.	5,743	290,653
Heritage Commerce Corp.	8,225	98,207
Heritage Financial Corp.	4,962	121,271
Hilltop Holdings, Inc.	8,737	307,018
Home BancShares, Inc.	21,475	522,916
HomeStreet, Inc.	2,839	147,628
HomeTrust Bancshares, Inc.	2,091	64,779
Hope Bancorp, Inc.	16,340	240,361
Horizon Bancorp, Inc.	6,112	127,435
Howard Bancorp, Inc.*	1,963	42,774
Independent Bank Corp.	2,748	65,595
Independent Bank Corp./MA	6,465	527,091
Independent Bank Group, Inc.	5,321	383,910
International Bancshares Corp.	7,656	324,538
Investors Bancorp, Inc.	20,706	313,696
Lakeland Bancorp, Inc.	6,961	132,189
Lakeland Financial Corp.	3,204	256,769
Macatawa Bank Corp.	3,692	32,563
Mercantile Bank Corp.	2,183	76,470
Meta Financial Group, Inc.	3,070	183,156
Metrocity Bankshares, Inc.	2,168	59,685
Metropolitan Bank Holding Corp.*	1,279	136,252
Mid Penn Bancorp, Inc.	2,109	66,940
Midland States Bancorp, Inc.	3,048	75,560
MidWestOne Financial Group, Inc.	2,060	66,682
MVB Financial Corp.	1,495	62,072
National Bank Holdings Corp., Class A	3,842	168,817
NBT Bancorp, Inc.	5,944	228,963
Nicolet Bankshares, Inc.*	1,750	150,063
Northrim BanCorp, Inc.	944	41,026
OceanFirst Financial Corp.	8,285	183,927
OFG Bancorp	7,028	186,664
Old National Bancorp	23,259	421,453
Old Second Bancorp, Inc.	3,700	46,583
Origin Bancorp, Inc.	2,604	111,764
Orrstown Financial Services, Inc.	1,723	43,420
Pacific Premier Bancorp, Inc.	11,255	450,538
Park National Corp.	2,039	279,975
Peapack-Gladstone Financial Corp.	2,497	88,394
Peoples Bancorp, Inc.	3,645	115,947
Peoples Financial Services Corp.	996	52,479
Preferred Bank	1,427	102,444
Primis Financial Corp.	3,090	46,474
QCR Holdings, Inc.	2,115	118,440
RBB Bancorp	1,934	50,671
Red River Bancshares, Inc.	573	30,656
Reliant Bancorp, Inc.	2,251	79,911
Renasant Corp.	7,781	295,289
Republic Bancorp, Inc., Class A	1,251	63,601
Republic First Bancorp, Inc.*	5,958	22,164
S&T Bancorp, Inc.	5,422	170,901

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Sandy Spring Bancorp, Inc.	6,364	$305,981
Seacoast Banking Corp. of Florida	7,316	258,913
ServisFirst Bancshares, Inc.	1,200	101,928
Sierra Bancorp	1,784	48,436
Simmons First National Corp., Class A	15,729	465,264
SmartFinancial, Inc.	1,943	53,160
South Plains Financial, Inc.	1,568	43,606
Southern First Bancshares, Inc.*	721	45,055
Southside Bancshares, Inc.	4,265	178,362
SouthState Corp.	9,861	789,965
Spirit of Texas Bancshares, Inc.	1,757	50,566
Stock Yards Bancorp, Inc.	2,811	179,567
Summit Financial Group, Inc.	1,509	41,422
Texas Capital Bancshares, Inc.*	4,445	267,811
Third Coast Bancshares, Inc.*	403	10,470
Tompkins Financial Corp.	1,988	166,157
Towne Bank	9,514	300,547
TriCo Bancshares	3,895	167,329
TriState Capital Holdings, Inc.*	4,061	122,886
Triumph Bancorp, Inc.*	214	25,483
Trustmark Corp.	8,807	285,875
UMB Financial Corp.	6,192	657,033
United Bankshares, Inc.	18,701	678,472
United Community Banks, Inc.	12,169	437,354
Univest Financial Corp.	4,099	122,642
Valley National Bancorp	56,762	780,478
Veritex Holdings, Inc.	5,735	228,138
Washington Trust Bancorp, Inc.	2,463	138,839
WesBanco, Inc.	8,682	303,783
West BanCorp, Inc.	1,718	53,378
Westamerica Bancorp	3,653	210,888

		32,140,773

Capital Markets (4.0%)
AssetMark Financial Holdings, Inc.*	2,493	65,342
Associated Capital Group, Inc., Class A‡	161,347	6,937,921
B Riley Financial, Inc.	2,858	253,962
BGC Partners, Inc., Class A	44,639	207,571
Blucora, Inc.*	4,514	78,183
Cohen & Steers, Inc.	13,000	1,202,630
Cowen, Inc., Class A	3,708	133,859
Diamond Hill Investment Group, Inc.	427	82,936
Donnelley Financial Solutions, Inc.*	3,899	183,799
Federated Hermes, Inc.	40,092	1,506,657
Galaxy Digital Holdings Ltd. (x)*	75,000	1,342,938
GAMCO Investors, Inc., Class A	114,464	2,859,311
GCM Grosvenor, Inc., Class A (x)	700	7,350
Houlihan Lokey, Inc. (x)	907	93,893
Moelis & Co., Class A	3,904	244,039
Onex Corp.	14,300	1,121,692
Oppenheimer Holdings, Inc., Class A	1,347	62,460
OTC Markets Group, Inc., Class A	100	5,911
Piper Sandler Cos.	2,482	443,062
PJT Partners, Inc., Class A	569	42,157
Power & Digital Infrastructure Acquisition Corp., Class A*	2,600	28,470
Sculptor Capital Management, Inc.	3,022	64,520
StoneX Group, Inc.*	2,165	132,606
Value Line, Inc. (x)	9	421
WisdomTree Investments, Inc.	5,056	30,943

		17,132,633

Consumer Finance (0.7%)
Encore Capital Group, Inc.*	4,114	255,521
Enova International, Inc.*	5,104	209,060
EZCORP, Inc., Class A*	6,691	49,313
FirstCash Holdings, Inc.	5,346	399,934
Green Dot Corp., Class A*	6,735	244,076
LendingClub Corp.*	13,907	336,271
Navient Corp.	22,370	474,691
Nelnet, Inc., Class A	2,366	231,111
Oportun Financial Corp.*	3,086	62,492
PRA Group, Inc.*	6,096	306,080
PROG Holdings, Inc.*	7,714	347,979
Regional Management Corp.	630	36,200
World Acceptance Corp. (x)*	615	150,939

		3,103,667

Diversified Financial Services (0.2%)
Alerus Financial Corp.	2,106	61,663
A-Mark Precious Metals, Inc.	1,268	77,475
Banco Latinoamericano de Comercio Exterior SA, Class E	4,498	74,667
Cannae Holdings, Inc.*	11,926	419,199
Marlin Business Services Corp.	1,208	28,122
Morgan Group Holding Co. (x)*	4,238	9,112

		670,238

Insurance (1.3%)
Ambac Financial Group, Inc.*	6,334	101,661
American Equity Investment Life Holding Co.	11,679	454,547
American National Group, Inc.	1,066	201,303
AMERISAFE, Inc.	2,672	143,834
Argo Group International Holdings Ltd.	4,465	259,461
Bright Health Group, Inc.*	2,229	7,668
Citizens, Inc. (x)*	7,533	40,000
CNO Financial Group, Inc.	17,624	420,156
Crawford & Co., Class A	2,514	18,830
Donegal Group, Inc., Class A	2,266	32,381
eHealth, Inc.*	2,510	64,005
Employers Holdings, Inc.	3,996	165,354
Enstar Group Ltd.*	1,755	434,520
Genworth Financial, Inc., Class A*	72,037	291,750
Goosehead Insurance, Inc., Class A	2,146	279,152
Greenlight Capital Re Ltd., Class A*	4,182	32,787
HCI Group, Inc.	816	68,169
Heritage Insurance Holdings, Inc.	3,555	20,903
Horace Mann Educators Corp.	5,895	228,136
Independence Holding Co.	631	35,765
Investors Title Co.	162	31,938
James River Group Holdings Ltd.	4,165	119,994
Maiden Holdings Ltd.*	10,266	31,414
MBIA, Inc.*	6,620	104,530
MetroMile, Inc. (x)*	12,841	28,122
National Western Life Group, Inc., Class A	378	81,058
NI Holdings, Inc. (x)*	1,349	25,510
ProAssurance Corp.	7,618	192,735

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
RLI Corp.	416	$46,634
Safety Insurance Group, Inc.	2,059	175,077
Selective Insurance Group, Inc.	8,412	689,279
SiriusPoint Ltd.*	12,508	101,690
State Auto Financial Corp.	2,470	127,674
Stewart Information Services Corp.	3,803	303,213
Tiptree, Inc.	3,363	46,510
Trean Insurance Group, Inc.*	2,672	23,808
United Fire Group, Inc.	2,950	68,411
United Insurance Holdings Corp.	3,079	13,363
Universal Insurance Holdings, Inc.	3,796	64,532

		5,575,874

Mortgage Real Estate Investment Trusts (REITs) (1.2%)
AFC Gamma, Inc. (REIT) (x)	1,585	36,075
Angel Oak Mortgage, Inc. (REIT) (x)	1,008	16,511
Apollo Commercial Real Estate Finance, Inc. (REIT)	19,828	260,936
Arbor Realty Trust, Inc. (REIT)	20,237	370,742
Ares Commercial Real Estate Corp. (REIT)	6,317	91,849
ARMOUR Residential REIT, Inc. (REIT) (x)	11,994	117,661
Blackstone Mortgage Trust, Inc. (REIT), Class A	22,280	682,214
BrightSpire Capital, Inc. (REIT)	11,776	120,822
Broadmark Realty Capital, Inc. (REIT)	17,734	167,232
Chimera Investment Corp. (REIT)	33,476	504,818
Dynex Capital, Inc. (REIT) (x)	4,976	83,149
Ellington Financial, Inc. (REIT)	7,426	126,910
Franklin BSP Realty Trust, Inc. (REIT)	4,705	70,293
Granite Point Mortgage Trust, Inc. (REIT)	7,417	86,853
Great Ajax Corp. (REIT)	3,197	42,073
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	10,172	540,337
Invesco Mortgage Capital, Inc. (REIT)	40,636	112,968
KKR Real Estate Finance Trust, Inc. (REIT)	4,989	103,921
Ladder Capital Corp. (REIT)	16,250	194,837
MFA Financial, Inc. (REIT)	62,502	285,009
New York Mortgage Trust, Inc. (REIT)	53,575	199,299
Orchid Island Capital, Inc. (REIT) (x)	18,911	85,099
PennyMac Mortgage Investment Trust (REIT)‡	11,233	194,668
Ready Capital Corp. (REIT)	8,399	131,276
Redwood Trust, Inc. (REIT)	16,133	212,794
TPG RE Finance Trust, Inc. (REIT)	8,852	109,057
Two Harbors Investment Corp. (REIT)	48,495	279,816

		5,227,219

Thrifts & Mortgage Finance (1.4%)
Axos Financial, Inc.*	7,320	409,261
Blue Foundry Bancorp*	3,843	56,223
Bridgewater Bancshares, Inc.*	2,564	45,357
Capitol Federal Financial, Inc.	18,245	206,716
Columbia Financial, Inc.*	3,505	73,114
Essent Group Ltd.	15,267	695,107
Federal Agricultural Mortgage Corp., Class C	1,293	160,241
Finance of America Cos., Inc., Class A*	2,571	10,207
Flagstar Bancorp, Inc.	7,356	352,647
FS Bancorp, Inc.	1,109	37,296
Hingham Institution For Savings (The)	202	84,816
Home Bancorp, Inc.	1,161	48,193
Home Point Capital, Inc. (x)	915	4,118
Kearny Financial Corp.	6,772	89,729
Luther Burbank Corp.	2,286	32,095
Merchants Bancorp	1,361	64,416
Mr Cooper Group, Inc.*	8,727	363,130
NMI Holdings, Inc., Class A*	11,030	241,006
Northfield Bancorp, Inc.	6,235	100,758
Northwest Bancshares, Inc.	16,981	240,451
Ocwen Financial Corp.*	1,206	48,204
PCSB Financial Corp.	1,798	34,234
PennyMac Financial Services, Inc.‡	4,415	308,079
Pioneer Bancorp, Inc.*	1,872	21,191
Premier Financial Corp.	5,176	159,990
Provident Bancorp, Inc.	2,363	43,952
Provident Financial Services, Inc.	10,714	259,493
Radian Group, Inc.	25,418	537,082
Southern Missouri Bancorp, Inc.	1,085	56,604
TrustCo Bank Corp.	2,656	88,471
Velocity Financial, Inc.*	1,217	16,673
Walker & Dunlop, Inc.	3,706	559,161
Washington Federal, Inc.	9,241	308,465
Waterstone Financial, Inc.	2,813	61,492
WSFS Financial Corp.	6,612	331,393

		6,149,365

Total Financials		69,999,769

Health Care (5.0%)
Biotechnology (2.7%)
2seventy bio, Inc.*	3,112	79,761
4D Molecular Therapeutics, Inc.*	3,430	75,254
89bio, Inc. (x)*	1,437	18,782
Acumen Pharmaceuticals, Inc. (x)*	550	3,718
Adagio Therapeutics, Inc. (x)*	1,287	9,344
Adicet Bio, Inc.*	3,024	52,890
Adverum Biotechnologies, Inc. (x)*	12,989	22,861
Aeglea BioTherapeutics, Inc.*	5,933	28,182
Aerovate Therapeutics, Inc. (x)*	577	6,803
Agios Pharmaceuticals, Inc.*	7,574	248,957
Akebia Therapeutics, Inc.*	14,563	32,912
Akero Therapeutics, Inc.*	951	20,114
Akouos, Inc. (x)*	3,534	30,039
Albireo Pharma, Inc.*	485	11,296
Allogene Therapeutics, Inc.*	5,576	83,194
Altimmune, Inc.*	5,801	53,137
AnaptysBio, Inc.*	2,664	92,574
Anika Therapeutics, Inc.*	2,103	75,350
Annexon, Inc.*	4,218	48,465
Applied Therapeutics, Inc.*	688	6,158
AquaBounty Technologies, Inc.*	5,198	10,916
Arbutus Biopharma Corp. (x)*	10,542	41,008

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Arcturus Therapeutics Holdings, Inc. (x)*	2,972	$109,994
Arcus Biosciences, Inc.*	6,303	255,082
Arcutis Biotherapeutics, Inc.*	3,318	68,815
Ardelyx, Inc.*	3,125	3,438
Arena Pharmaceuticals, Inc.*	7,836	728,278
Atara Biotherapeutics, Inc.*	11,050	174,148
Athenex, Inc.*	5,381	7,318
Athersys, Inc. (x)*	4,281	3,864
Atossa Therapeutics, Inc. (x)*	16,362	26,179
Atreca, Inc., Class A (x)*	3,865	11,711
Aura Biosciences, Inc.*	241	4,092
Avalo Therapeutics, Inc.*	445	757
Avid Bioservices, Inc.*	538	15,699
Avidity Biosciences, Inc.*	4,326	102,829
Avrobio, Inc.*	5,431	20,909
BioCryst Pharmaceuticals, Inc.*	22,831	316,209
Biohaven Pharmaceutical Holding Co. Ltd.*	2,607	359,271
Black Diamond Therapeutics, Inc. (x)*	3,367	17,946
Bluebird Bio, Inc.*	9,557	95,474
Blueprint Medicines Corp.*	556	59,553
Bolt Biotherapeutics, Inc. (x)*	3,313	16,234
Bridgebio Pharma, Inc. (x)*	4,837	80,681
Brooklyn ImmunoTherapeutics, Inc.*	403	1,681
Cardiff Oncology, Inc. (x)*	5,609	33,710
Caribou Biosciences, Inc.*	1,162	17,535
Catalyst Pharmaceuticals, Inc.*	13,369	90,508
Celldex Therapeutics, Inc.*	1,442	55,719
CEL-SCI Corp. (x)*	555	3,941
Century Therapeutics, Inc. (x)*	703	11,150
ChemoCentryx, Inc.*	7,054	256,836
Chimerix, Inc.*	3,130	20,126
Chinook Therapeutics, Inc.*	5,403	88,123
Clene, Inc. (x)*	880	3,608
Cogent Biosciences, Inc. (x)*	3,918	33,616
Crinetics Pharmaceuticals, Inc.*	1,007	28,609
Cullinan Oncology, Inc. (x)*	3,531	54,483
Curis, Inc.*	1,543	7,345
Cyteir Therapeutics, Inc. (x)*	475	5,401
Cytokinetics, Inc.*	834	38,014
CytomX Therapeutics, Inc.*	1,412	6,114
Day One Biopharmaceuticals, Inc. (x)*	650	10,953
Deciphera Pharmaceuticals, Inc.*	776	7,582
Design Therapeutics, Inc. (x)*	1,451	31,066
Dyne Therapeutics, Inc. (x)*	4,033	47,952
Eagle Pharmaceuticals, Inc.*	910	46,337
Eiger BioPharmaceuticals, Inc.*	4,740	24,601
Eliem Therapeutics, Inc. (x)*	410	4,289
Emergent BioSolutions, Inc.*	6,854	297,943
Enanta Pharmaceuticals, Inc.*	2,430	181,715
Entrada Therapeutics, Inc. (x)*	416	7,122
Erasca, Inc. (x)*	1,242	19,350
Exagen, Inc.*	967	11,246
FibroGen, Inc.*	1,166	16,441
Finch Therapeutics Group, Inc. (x)*	1,011	10,080
Foghorn Therapeutics, Inc.*	2,478	56,672
Forma Therapeutics Holdings, Inc.*	4,957	70,489
Frequency Therapeutics, Inc. (x)*	4,765	24,444
G1 Therapeutics, Inc. (x)*	2,433	24,841
Gemini Therapeutics, Inc. (x)*	2,684	7,810
Generation Bio Co.*	433	3,066
Geron Corp. (x)*	42,565	51,929
Gossamer Bio, Inc.*	8,546	96,655
Graphite Bio, Inc.*	965	11,995
Gritstone bio, Inc. (x)*	5,907	75,964
Homology Medicines, Inc.*	6,309	22,965
Hookipa Pharma, Inc.*	1,010	2,353
iBio, Inc. (x)*	32,134	17,642
Icosavax, Inc. (x)*	803	18,373
Ideaya Biosciences, Inc.*	3,410	80,612
Imago Biosciences, Inc. (x)*	572	13,562
Immuneering Corp., Class A (x)*	481	7,778
Immunic, Inc. (x)*	2,678	25,628
ImmunityBio, Inc. (x)*	8,158	49,601
ImmunoGen, Inc.*	12,606	93,537
Immunovant, Inc.*	1,974	16,818
Impel Neuropharma, Inc. (x)*	239	2,063
Infinity Pharmaceuticals, Inc. (x)*	1,357	3,053
Inovio Pharmaceuticals, Inc. (x)*	29,412	146,766
Inozyme Pharma, Inc.*	2,092	14,267
Instil Bio, Inc. (x)*	3,976	68,029
Invitae Corp.*	21,025	321,052
iTeos Therapeutics, Inc.*	2,888	134,465
IVERIC bio, Inc.*	12,843	214,735
Janux Therapeutics, Inc.*	787	15,528
Jounce Therapeutics, Inc.*	4,907	40,973
Kezar Life Sciences, Inc.*	4,958	82,898
Kiniksa Pharmaceuticals Ltd., Class A*	2,393	28,166
Kinnate Biopharma, Inc. (x)*	3,527	62,498
Kronos Bio, Inc. (x)*	4,978	67,651
Krystal Biotech, Inc.*	1,613	112,829
Kura Oncology, Inc.*	8,978	125,692
Lexicon Pharmaceuticals, Inc.*	6,030	23,758
Ligand Pharmaceuticals, Inc.*	1,867	288,377
Lineage Cell Therapeutics, Inc. (x)*	18,015	44,137
Lyell Immunopharma, Inc. (x)*	1,403	10,859
MacroGenics, Inc.*	720	11,556
Magenta Therapeutics, Inc.*	485	2,149
MannKind Corp. (x)*	31,378	137,122
MeiraGTx Holdings plc*	3,817	90,616
Mersana Therapeutics, Inc.*	3,074	19,120
MiMedx Group, Inc.*	5,464	33,003
Mirum Pharmaceuticals, Inc.*	286	4,562
Monte Rosa Therapeutics, Inc. (x)*	692	14,131
Mustang Bio, Inc.*	10,529	17,478
Myriad Genetics, Inc.*	11,184	308,678
Neoleukin Therapeutics, Inc.*	3,991	19,237
NexImmune, Inc. (x)*	795	3,665
Nkarta, Inc.*	2,084	31,989
Nurix Therapeutics, Inc.*	387	11,204
Nuvalent, Inc., Class A (x)*	640	12,186
Olema Pharmaceuticals, Inc. (x)*	1,965	18,392
Omega Therapeutics, Inc. (x)*	419	4,747
Oncocyte Corp.*	3,007	6,525
Oncorus, Inc.*	3,020	15,915
Oncternal Therapeutics, Inc. (x)*	6,553	14,875
OPKO Health, Inc.*	56,898	273,679

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
ORIC Pharmaceuticals, Inc.*	3,971	$58,374
Oyster Point Pharma, Inc. (x)*	1,559	28,467
Passage Bio, Inc.*	5,520	35,052
Portage Biotech, Inc. (x)*	592	6,352
Poseida Therapeutics, Inc.*	4,256	28,983
Praxis Precision Medicines, Inc.*	4,336	85,419
Precigen, Inc. (x)*	1,719	6,377
Prometheus Biosciences, Inc. (x)*	3,616	142,977
Prothena Corp. plc*	1,196	59,082
Pyxis Oncology, Inc.*	592	6,494
Rallybio Corp. (x)*	386	3,682
Recursion Pharmaceuticals, Inc., Class A (x)*	5,255	90,018
REGENXBIO, Inc.*	2,656	86,851
Relay Therapeutics, Inc.*	992	30,464
Reneo Pharmaceuticals, Inc. (x)*	237	2,026
Replimune Group, Inc.*	1,306	35,393
REVOLUTION Medicines, Inc.*	7,135	179,588
Rhythm Pharmaceuticals, Inc.*	6,300	62,874
Sana Biotechnology, Inc.*	673	10,418
Sangamo Therapeutics, Inc.*	1,862	13,965
Scholar Rock Holding Corp.*	638	15,848
Selecta Biosciences, Inc.*	12,090	39,413
Sensei Biotherapeutics, Inc. (x)*	2,982	17,296
Sera Prognostics, Inc., Class A (x)*	213	1,463
Shattuck Labs, Inc.*	708	6,025
Sigilon Therapeutics, Inc.*	1,925	5,313
Silverback Therapeutics, Inc. (x)*	2,979	19,840
Solid Biosciences, Inc.*	8,890	15,558
Sorrento Therapeutics, Inc. (x)*	4,011	18,651
Spero Therapeutics, Inc.*	211	3,378
Spruce Biosciences, Inc. (x)*	1,196	5,334
SQZ Biotechnologies Co. (x)*	3,372	30,112
Surface Oncology, Inc.*	4,976	23,785
Sutro Biopharma, Inc.*	5,663	84,265
Syndax Pharmaceuticals, Inc.*	4,677	102,380
Syros Pharmaceuticals, Inc. (x)*	4,496	14,657
Talaris Therapeutics, Inc.*	839	12,828
Taysha Gene Therapies, Inc. (x)*	582	6,780
TCR2 Therapeutics, Inc.*	4,526	21,091
Tenaya Therapeutics, Inc. (x)*	824	15,615
Tonix Pharmaceuticals Holding Corp. (x)*	64,758	23,164
Travere Therapeutics, Inc.*	7,730	239,939
Trevena, Inc. (x)*	16,113	9,386
Turning Point Therapeutics, Inc.*	5,713	272,510
Tyra Biosciences, Inc.*	549	7,724
UroGen Pharma Ltd. (x)*	831	7,903
Vanda Pharmaceuticals, Inc.*	7,560	118,616
Vaxart, Inc. (x)*	1,572	9,856
Vaxcyte, Inc. (x)*	3,938	93,685
VBI Vaccines, Inc. (x)*	3,467	8,113
Vera Therapeutics, Inc.*	621	16,593
Veracyte, Inc.*	9,538	392,966
Verve Therapeutics, Inc. (x)*	961	35,432
Viking Therapeutics, Inc. (x)*	9,936	45,706
Viracta Therapeutics, Inc.*	4,269	15,582
VistaGen Therapeutics, Inc.*	4,447	8,672
Vor BioPharma, Inc. (x)*	2,468	28,678
Werewolf Therapeutics, Inc. (x)*	1,087	12,946
XBiotech, Inc. (x)	2,130	23,707
Xilio Therapeutics, Inc.*	480	7,680
XOMA Corp. (x)*	815	16,993

		11,463,090

Health Care Equipment & Supplies (0.5%)
Alphatec Holdings, Inc.*	929	10,618
AngioDynamics, Inc.*	5,257	144,988
Asensus Surgical, Inc. (x)*	24,114	26,767
Avanos Medical, Inc.*	6,854	237,628
Bioventus, Inc., Class A*	1,152	16,693
CryoLife, Inc.*	621	12,637
Cue Health, Inc. (x)*	795	10,661
CVRx, Inc. (x)*	177	2,165
DarioHealth Corp. (x)*	2,002	25,966
Haemonetics Corp.*	2,250	119,340
Integer Holdings Corp.*	4,621	395,511
Invacare Corp.*	5,023	13,663
Lantheus Holdings, Inc.*	8,180	236,320
LivaNova plc*	1,448	126,599
Meridian Bioscience, Inc.*	5,347	109,079
Merit Medical Systems, Inc.*	836	52,083
Mesa Laboratories, Inc.	707	231,960
Natus Medical, Inc.*	4,640	110,107
Neogen Corp.*	966	43,866
Neuronetics, Inc.*	355	1,583
OraSure Technologies, Inc.*	9,866	85,736
Orthofix Medical, Inc.*	2,545	79,124
Paragon 28, Inc. (x)*	305	5,395
PROCEPT BioRobotics Corp. (x)*	176	4,402
RxSight, Inc. (x)*	173	1,946
SeaSpine Holdings Corp.*	2,370	32,279
Sientra, Inc.*	1,003	3,681
Sight Sciences, Inc. (x)*	271	4,761
Talis Biomedical Corp. (x)*	2,135	8,561
Utah Medical Products, Inc.	418	41,800
Varex Imaging Corp.*	4,665	147,181

		2,343,100

Health Care Providers & Services (1.0%)
AdaptHealth Corp.*	10,042	245,627
Addus HomeCare Corp.*	1,222	114,269
AirSculpt Technologies, Inc.*	421	7,237
Apria, Inc.*	1,391	45,347
Brookdale Senior Living, Inc.*	26,193	135,156
Castle Biosciences, Inc.*	259	11,103
Community Health Systems, Inc.*	2,297	30,573
Covetrus, Inc.*	14,524	290,044
Cross Country Healthcare, Inc.*	4,403	122,227
Fulgent Genetics, Inc. (x)*	2,557	257,209
LifeStance Health Group, Inc. (x)*	2,474	23,552
Magellan Health, Inc.*	3,309	314,322
MEDNAX, Inc.*	5,093	138,581
ModivCare, Inc.*	1,158	171,720
National HealthCare Corp.	1,746	118,623
Option Care Health, Inc.*	22,335	635,207
Owens & Minor, Inc.	1,839	79,997
Patterson Cos., Inc.	8,956	262,859
SOC Telemed, Inc. (x)*	2,061	2,638
Tenet Healthcare Corp.*	13,189	1,077,409
Tivity Health, Inc.*	2,656	70,225
Triple-S Management Corp.*	3,187	113,712
Viemed Healthcare, Inc.*	4,212	21,987

		4,289,624

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	17,127	$315,993
American Well Corp., Class A*	26,144	157,910
Castlight Health, Inc., Class B*	17,352	26,722
Computer Programs and Systems, Inc.*	2,062	60,416
Convey Health Solutions Holdings, Inc. (x)*	670	5,601
Evolent Health, Inc., Class A*	9,064	250,801
Forian, Inc.	342	3,085
HealthStream, Inc.*	3,559	93,815
Multiplan Corp. (x)*	45,225	200,347
NantHealth, Inc.*	1,762	1,859
NextGen Healthcare, Inc.*	7,987	142,089

		1,258,638

Life Sciences Tools & Services (0.1%)
Absci Corp. (x)*	808	6,626
Alpha Teknova, Inc.*	389	7,967
Codex DNA, Inc. (x)*	395	4,266
Cytek Biosciences, Inc. (x)*	406	6,626
Fluidigm Corp. (x)*	10,105	39,612
Harvard Bioscience, Inc.*	835	5,887
IsoPlexis Corp.*	736	6,764
MaxCyte, Inc. (x)*	5,389	54,914
NanoString Technologies, Inc.*	553	23,353
Pacific Biosciences of California, Inc.*	14,962	306,122
Personalis, Inc.*	4,893	69,823
Rapid Micro Biosystems, Inc., Class A*	444	4,724
Seer, Inc. (x)*	3,625	82,686
Singular Genomics Systems, Inc. (x)*	679	7,849

		627,219

Pharmaceuticals (0.4%)
Amphastar Pharmaceuticals, Inc.*	3,544	82,540
ANI Pharmaceuticals, Inc.*	1,515	69,811
Atea Pharmaceuticals, Inc.*	8,067	72,119
Athira Pharma, Inc. (x)*	4,523	58,935
Cara Therapeutics, Inc.*	6,314	76,905
Citius Pharmaceuticals, Inc. (x)*	16,833	25,923
CorMedix, Inc. (x)*	5,116	23,278
Cymabay Therapeutics, Inc.*	10,482	35,429
DICE Therapeutics, Inc. (x)*	732	18,527
Endo International plc*	32,163	120,933
EyePoint Pharmaceuticals, Inc. (x)*	3,116	38,140
Fulcrum Therapeutics, Inc. (x)*	3,894	68,885
Ikena Oncology, Inc. (x)*	3,239	40,617
Innoviva, Inc.*	5,319	91,753
Kala Pharmaceuticals, Inc. (x)*	2,464	2,981
Kaleido Biosciences, Inc. (x)*	383	915
KemPharm, Inc. (x)*	2,195	19,118
NGM Biopharmaceuticals, Inc.*	3,977	70,433
Nuvation Bio, Inc. (x)*	3,386	28,781
Pliant Therapeutics, Inc. (x)*	311	4,199
Prestige Consumer Healthcare, Inc.*	7,074	429,038
Provention Bio, Inc. (x)*	8,150	45,803
Rain Therapeutics, Inc. (x)*	711	9,158
Reata Pharmaceuticals, Inc., Class A (x)*	522	13,765
Supernus Pharmaceuticals, Inc.*	6,894	201,029
Tarsus Pharmaceuticals, Inc. (x)*	211	4,747
Terns Pharmaceuticals, Inc. (x)*	596	4,214
Theravance Biopharma, Inc.*	669	7,392
Theseus Pharmaceuticals, Inc. (x)*	533	6,758
Ventyx Biosciences, Inc.*	462	9,175
Zogenix, Inc.*	7,946	129,123

		1,810,424

Total Health Care		21,792,095

Industrials (16.6%)
Aerospace & Defense (0.4%)
AAR Corp.*	4,774	186,329
Aerojet Rocketdyne Holdings, Inc.	2,114	98,851
AerSale Corp. (x)*	1,458	25,865
Astronics Corp.*	3,516	42,192
Cadre Holdings, Inc.	463	11,769
Ducommun, Inc.*	1,570	73,429
Kaman Corp.	3,874	167,163
Kratos Defense & Security Solutions, Inc.*	13,343	258,854
Maxar Technologies, Inc.	10,279	303,539
Moog, Inc., Class A	4,121	333,677
National Presto Industries, Inc.	749	61,441
Park Aerospace Corp.	2,764	36,485
Parsons Corp.*	3,675	123,664
Triumph Group, Inc.*	8,882	164,583
Vectrus, Inc.*	1,684	77,077

		1,964,918

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	8,392	246,557
Atlas Air Worldwide Holdings, Inc.*	4,077	383,727
Hub Group, Inc., Class A*	4,681	394,327
Radiant Logistics, Inc.*	5,751	41,925

		1,066,536

Airlines (0.2%)
Hawaiian Holdings, Inc.*	7,118	130,758
Mesa Air Group, Inc.*	4,871	27,278
SkyWest, Inc.*	7,003	275,218
Spirit Airlines, Inc.*	13,743	300,284

		733,538

Building Products (0.5%)
American Woodmark Corp.*	2,362	154,002
Apogee Enterprises, Inc.	3,499	168,477
Caesarstone Ltd.	3,346	37,944
Gibraltar Industries, Inc.*	3,334	222,311
Griffon Corp.	6,441	183,440
Insteel Industries, Inc.	2,367	94,230
JELD-WEN Holding, Inc.*	7,693	202,788
PGT Innovations, Inc.*	4,119	92,636
Quanex Building Products Corp.	4,675	115,847
Resideo Technologies, Inc.*	17,907	466,119
UFP Industries, Inc.	799	73,516
View, Inc. (x)*	19,256	75,291
Zurn Water Solutions Corp.	8,138	296,223

		2,182,824

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Commercial Services & Supplies (3.1%)
ABM Industries, Inc.	9,478	$387,176
ACCO Brands Corp.	12,875	106,347
Aris Water Solution, Inc., Class A*	1,483	19,205
Brady Corp., Class A	6,663	359,136
BrightView Holdings, Inc.*	5,628	79,242
Casella Waste Systems, Inc., Class A*	549	46,896
CECO Environmental Corp.*	4,203	26,185
Civeo Corp.*	273,016	5,233,717
CompX International, Inc.	265	5,955
CoreCivic, Inc. (REIT)*	16,731	166,808
Deluxe Corp.	6,001	192,692
Ennis, Inc.	3,530	68,941
Harsco Corp. (x)*	6,263	104,655
Healthcare Services Group, Inc. (x)	4,901	87,189
Heritage-Crystal Clean, Inc.*	1,412	45,212
HNI Corp.	5,547	233,251
IAA, Inc.*	35,150	1,779,293
Interface, Inc.	6,268	99,975
KAR Auction Services, Inc.*	112,295	1,754,048
Kimball International, Inc., Class B	5,320	54,424
Matthews International Corp., Class A	4,364	160,028
MillerKnoll, Inc.	10,507	411,769
NL Industries, Inc.	958	7,089
Ritchie Bros Auctioneers, Inc.	18,250	1,117,082
RR Donnelley & Sons Co.*	10,032	112,960
Steelcase, Inc., Class A	12,242	143,476
Team, Inc.*	3,787	4,128
UniFirst Corp.	2,131	448,362
US Ecology, Inc.*	3,971	126,834
VSE Corp.	1,449	88,302

		13,470,377

Construction & Engineering (0.9%)
API Group Corp.*	28,467	733,595
Arcosa, Inc.	6,818	359,309
Argan, Inc.	2,048	79,237
Concrete Pumping Holdings, Inc. (x)*	3,664	30,045
Dycom Industries, Inc.*	763	71,539
EMCOR Group, Inc.	6,788	864,723
Fluor Corp.*	20,005	495,524
Granite Construction, Inc.	6,495	251,357
Great Lakes Dredge & Dock Corp.*	9,171	144,168
Infrastructure and Energy Alternatives, Inc.*	2,370	21,804
INNOVATE Corp.*	6,915	25,585
Matrix Service Co.*	3,854	28,982
MYR Group, Inc.*	619	68,430
Northwest Pipe Co.*	1,336	42,485
NV5 Global, Inc.*	1,420	196,130
Primoris Services Corp.	7,467	179,059
Sterling Construction Co., Inc.*	3,074	80,846
Tutor Perini Corp.*	5,878	72,711

		3,745,529

Electrical Equipment (0.4%)
Advent Technologies Holdings, Inc. (x)*	555	3,891
Allied Motion Technologies, Inc.	83	3,029
American Superconductor Corp.*	3,721	40,485
Array Technologies, Inc.*	13,838	217,118
AZZ, Inc.	3,494	193,183
Babcock & Wilcox Enterprises, Inc.*	5,819	52,487
Beam Global (x)*	160	2,976
Encore Wire Corp.	2,793	399,678
EnerSys	5,391	426,212
FuelCell Energy, Inc. (x)*	11,739	61,043
GrafTech International Ltd.	3,400	40,222
Powell Industries, Inc.	1,317	38,838
Preformed Line Products Co.	421	27,239
Romeo Power, Inc. (x)*	3,810	13,907
Thermon Group Holdings, Inc.*	4,554	77,099

		1,597,407

Machinery (3.5%)
AgEagle Aerial Systems, Inc. (x)*	3,508	5,508
Alamo Group, Inc.	169	24,873
Albany International Corp., Class A	3,449	305,064
Altra Industrial Motion Corp.	9,188	473,825
Astec Industries, Inc.	3,196	221,387
Barnes Group, Inc.	6,655	310,056
Blue Bird Corp.*	1,138	17,798
Chart Industries, Inc.*	2,052	327,274
Colfax Corp.*	13,900	638,983
Columbus McKinnon Corp.	3,884	179,674
Commercial Vehicle Group, Inc.*	2,888	23,277
Desktop Metal, Inc., Class A (x)*	9,598	47,510
EnPro Industries, Inc.	2,905	319,753
ESCO Technologies, Inc.	3,273	294,537
Gorman-Rupp Co. (The)	2,598	115,741
Greenbrier Cos., Inc. (The)	4,445	203,981
Hillenbrand, Inc. (x)	4,682	243,417
Hyliion Holdings Corp. (x)*	13,422	83,216
Hyster-Yale Materials Handling, Inc.	1,337	54,951
Ideanomics, Inc. (x)*	60,938	73,126
Kennametal, Inc.	11,850	425,534
Lindsay Corp.	144	21,888
Luxfer Holdings plc	2,315	44,703
Manitowoc Co., Inc. (The)*	4,768	88,637
Mayville Engineering Co., Inc.*	1,257	18,742
Meritor, Inc. (x)*	1,479	36,650
Miller Industries, Inc.	1,504	50,234
Mueller Industries, Inc.	4,907	291,280
Mueller Water Products, Inc., Class A	20,513	295,387
NN, Inc.*	6,383	26,170
Oshkosh Corp.	65,100	7,337,421
Park-Ohio Holdings Corp.	1,255	26,568
Proto Labs, Inc.*	3,253	167,042
RBC Bearings, Inc.*	3,374	681,447
REV Group, Inc.	3,507	49,624
SPX Corp.*	1,080	64,454
SPX FLOW, Inc.	5,352	462,841
Standex International Corp.	1,684	186,351

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Titan International, Inc.*	6,155	$67,459
Trinity Industries, Inc.	10,895	329,029
Wabash National Corp.	6,458	126,060
Watts Water Technologies, Inc., Class A	1,725	334,943

		15,096,415

Marine (2.8%)
Clarkson plc	154,159	8,096,082
Costamare, Inc.	7,458	94,344
Eagle Bulk Shipping, Inc. (x)	1,309	59,560
Genco Shipping & Trading Ltd.	4,377	70,032
Matson, Inc.	5,880	529,376
Safe Bulkers, Inc.*	9,099	34,303
Stolt-Nielsen Ltd.	223,900	3,462,784

		12,346,481

Professional Services (2.9%)
Acacia Research Corp.*	7,201	36,941
ASGN, Inc.*	772	95,265
Atlas Technical Consultants, Inc. (x)*	1,578	13,287
Barrett Business Services, Inc.	1,026	70,856
CACI International, Inc., Class A*	37,600	10,122,296
CBIZ, Inc.*	6,897	269,811
CRA International, Inc.	187	17,458
First Advantage Corp.*	611	11,633
Heidrick & Struggles International, Inc.	1,643	71,848
HireQuest, Inc.	110	2,218
HireRight Holdings Corp.*	1,562	24,992
Huron Consulting Group, Inc.*	2,741	136,776
ICF International, Inc.	2,610	267,655
KBR, Inc.	2,503	119,193
Kelly Services, Inc., Class A	4,886	81,938
Korn Ferry	7,608	576,154
ManTech International Corp., Class A	3,870	282,239
Mistras Group, Inc.*	3,095	22,996
Resources Connection, Inc.	4,660	83,134
Sterling Check Corp. (x)*	1,121	22,992
TrueBlue, Inc.*	4,920	136,136
Willdan Group, Inc.*	345	12,144

		12,477,962

Road & Rail (0.6%)
ArcBest Corp.	3,577	428,704
Avis Budget Group, Inc.*	5,828	1,208,552
Covenant Logistics Group, Inc.*	1,793	47,389
Heartland Express, Inc.	6,672	112,223
Marten Transport Ltd.	8,448	144,968
PAM Transportation Services, Inc.*	424	30,108
Universal Logistics Holdings, Inc.	212	3,998
US Xpress Enterprises, Inc., Class A*	3,899	22,887
Werner Enterprises, Inc.	7,665	365,314
Yellow Corp.*	6,559	82,578

		2,446,721

Trading Companies & Distributors (0.9%)
Alta Equipment Group, Inc.*	2,152	31,505
Beacon Roofing Supply, Inc.*	1,966	112,750
Boise Cascade Co.	4,391	312,639
Custom Truck One Source, Inc. (x)*	4,571	36,568
DXP Enterprises, Inc.*	2,364	60,684
GATX Corp.	4,951	515,845
Global Industrial Co.	458	18,732
GMS, Inc.*	6,001	360,720
McGrath RentCorp	1,031	82,748
MRC Global, Inc.*	11,093	76,320
NOW, Inc.*	15,405	131,559
Rush Enterprises, Inc., Class A	5,878	327,052
Rush Enterprises, Inc., Class B	1,036	55,913
Textainer Group Holdings Ltd.	5,814	207,618
Titan Machinery, Inc.*	2,780	93,658
Triton International Ltd.	9,402	566,282
Veritiv Corp.*	2,024	248,082
WESCO International, Inc.*	5,172	680,584
Willis Lease Finance Corp.*	386	14,533

		3,933,792

Transportation Infrastructure (0.2%)
Braemar Shipping Services plc	186,858	686,682

Total Industrials		71,749,182

Information Technology (2.8%)
Communications Equipment (0.3%)
ADTRAN, Inc.	6,353	145,039
Aviat Networks, Inc.*	985	31,599
Calix, Inc.*	1,314	105,081
Comtech Telecommunications Corp.	3,578	84,763
Digi International, Inc.*	4,764	117,051
DZS, Inc.*	1,449	23,503
EMCORE Corp.*	4,534	31,647
Harmonic, Inc.*	10,713	125,985
Inseego Corp. (x)*	9,513	55,461
KVH Industries, Inc.*	2,300	21,137
NETGEAR, Inc.*	4,066	118,768
NetScout Systems, Inc.*	9,896	327,360
Plantronics, Inc.*	3,434	100,753
Ribbon Communications, Inc.*	10,384	62,823
Viavi Solutions, Inc.*	3,871	68,207

		1,419,177

Electronic Equipment, Instruments & Components (0.9%)
Aeva Technologies, Inc. (x)*	14,827	112,092
Belden, Inc.	6,237	409,958
Benchmark Electronics, Inc.	4,978	134,904
CTS Corp.	3,466	127,272
Daktronics, Inc.*	5,188	26,199
ePlus, Inc.*	3,806	205,067
Fabrinet*	745	88,260
FARO Technologies, Inc.*	1,285	89,976
Identiv, Inc. (x)*	277	7,795
II-VI, Inc.*	1,101	75,231
Insight Enterprises, Inc.*	3,187	339,734
Itron, Inc.*	1,115	76,400
Kimball Electronics, Inc.*	3,116	67,804
Knowles Corp.*	12,487	291,571
Methode Electronics, Inc.	5,337	262,420
OSI Systems, Inc.*	2,123	197,864
PC Connection, Inc.	1,537	66,291

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Plexus Corp.*	467	$44,781
Rogers Corp.*	320	87,360
Sanmina Corp.*	8,941	370,694
ScanSource, Inc.*	3,414	119,763
TTM Technologies, Inc.*	14,649	218,270
Vishay Intertechnology, Inc.	16,271	355,847
Vishay Precision Group, Inc.*	1,811	67,224

		3,842,777

IT Services (0.3%)
Cass Information Systems, Inc.	1,612	63,384
Conduent, Inc.*	23,657	126,328
CSG Systems International, Inc.	2,453	141,342
DigitalOcean Holdings, Inc. (x)*	401	32,212
Flywire Corp. (x)*	1,385	52,713
Hackett Group, Inc. (The)	260	5,338
Limelight Networks, Inc. (x)*	16,899	57,964
LiveRamp Holdings, Inc.*	9,361	448,860
MoneyGram International, Inc.*	12,447	98,207
Rackspace Technology, Inc. (x)*	2,216	29,850
Remitly Global, Inc. (x)*	276	5,691
Repay Holdings Corp.*	6,776	123,797
StarTek, Inc.*	2,599	13,567
Unisys Corp.*	2,030	41,757

		1,241,010

Semiconductors & Semiconductor Equipment (0.5%)
Alpha & Omega Semiconductor Ltd.*	553	33,490
Amkor Technology, Inc.	11,455	283,969
AXT, Inc.*	5,760	50,746
Cohu, Inc.*	950	36,185
Diodes, Inc.*	1,389	152,526
FormFactor, Inc.*	1,333	60,945
Ichor Holdings Ltd.*	1,411	64,948
NeoPhotonics Corp.*	7,119	109,419
NVE Corp.	41	2,800
Onto Innovation, Inc.*	4,706	476,388
PDF Solutions, Inc.*	4,214	133,963
Photronics, Inc.*	8,415	158,623
Rambus, Inc.*	15,255	448,344
SkyWater Technology, Inc. (x)*	95	1,541
SunPower Corp. (x)*	2,250	46,958
Veeco Instruments, Inc.*	6,997	199,205

		2,260,050

Software (0.7%)
A10 Networks, Inc.	1,541	25,550
Agilysys, Inc.*	334	14,850
Alkami Technology, Inc.*	293	5,878
American Software, Inc., Class A	1,068	27,950
Arteris, Inc.*	256	5,404
Asana, Inc., Class A*	799	59,565
AvidXchange Holdings, Inc. (x)*	433	6,521
Benefitfocus, Inc.*	996	10,617
Bottomline Technologies DE, Inc.*	5,228	295,225
ChannelAdvisor Corp.*	1,258	31,047
Cleanspark, Inc. (x)*	4,648	44,249
Couchbase, Inc. (x)*	347	8,661
CS Disco, Inc. (x)*	575	20,556
E2open Parent Holdings, Inc. (x)*	27,986	315,122
Ebix, Inc.	3,777	114,821
eGain Corp.*	1,655	16,517
Enfusion, Inc., Class A (x)*	682	14,281
EngageSmart, Inc.*	473	11,409
Envestnet, Inc.*	519	41,177
EverCommerce, Inc. (x)*	557	8,773
GTY Technology Holdings, Inc.*	4,874	32,656
Instructure Holdings, Inc. (x)*	1,401	33,596
Intapp, Inc. (x)*	339	8,529
InterDigital, Inc.	2,627	188,172
Kaltura, Inc. (x)*	1,182	3,983
Marathon Digital Holdings, Inc. (x)*	12,613	414,463
MeridianLink, Inc. (x)*	424	9,150
Model N, Inc.*	404	12,132
ON24, Inc.*	1,368	23,735
Ping Identity Holding Corp.*	8,553	195,693
Rekor Systems, Inc. (x)*	1,669	10,932
SecureWorks Corp., Class A*	1,493	23,843
Smith Micro Software, Inc.*	6,857	33,736
Stronghold Digital Mining, Inc., Class A*	303	3,894
Verint Systems, Inc.*	9,105	478,104
VirnetX Holding Corp. (x)*	9,388	24,409
Xperi Holding Corp.	14,786	279,603

		2,854,803

Technology Hardware, Storage & Peripherals (0.1%)
3D Systems Corp.*	1,601	34,485
Eastman Kodak Co.*	401	1,877
Quantum Corp.*	8,523	47,047
Super Micro Computer, Inc.*	6,208	272,842
Turtle Beach Corp.*	412	9,171

		365,422

Total Information Technology		11,983,239

Materials (3.7%)
Chemicals (0.9%)
AdvanSix, Inc.	3,861	182,432
American Vanguard Corp.	3,190	52,284
Amyris, Inc. (x)*	21,838	118,144
Avient Corp.	11,503	643,593
Chase Corp.	767	76,363
Ecovyst, Inc.	7,040	72,090
Ferro Corp.*	2,004	43,747
FutureFuel Corp.	4,249	32,462
GCP Applied Technologies, Inc.*	6,922	219,151
Hawkins, Inc.	940	37,083
HB Fuller Co.	6,035	488,835
Innospec, Inc.	2,396	216,455
Intrepid Potash, Inc.*	1,364	58,284
Koppers Holdings, Inc.*	3,001	93,931
Kraton Corp.*	4,395	203,576
Kronos Worldwide, Inc.	2,830	42,478
Minerals Technologies, Inc.	4,646	339,855
Rayonier Advanced Materials, Inc.*	9,053	51,693
Sensient Technologies Corp.	2,900	290,174
Stepan Co.	2,746	341,300
Tredegar Corp.	637	7,529
Tronox Holdings plc, Class A	16,139	387,820
Valhi, Inc.	295	8,481
Zymergen, Inc. (x)*	8,848	59,193

		4,066,953

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Construction Materials (0.2%)
Summit Materials, Inc., Class A*	16,762	$672,827
United States Lime & Minerals, Inc.	269	34,706

		707,533

Containers & Packaging (0.2%)
Greif, Inc., Class A	3,036	183,283
Greif, Inc., Class B	791	47,286
Myers Industries, Inc.	2,586	51,746
Pactiv Evergreen, Inc.	6,141	77,868
Ranpak Holdings Corp.*	4,390	164,976
TriMas Corp.	6,076	224,812
UFP Technologies, Inc.*	937	65,834

		815,805

Metals & Mining (2.3%)
Allegheny Technologies, Inc.*	6,989	111,335
Arconic Corp.*	15,063	497,230
Carpenter Technology Corp.	6,787	198,113
Century Aluminum Co.*	6,668	110,422
Coeur Mining, Inc.*	11,500	57,960
Commercial Metals Co.	16,946	614,970
Constellium SE*	17,664	316,362
Gatos Silver, Inc.*	1,068	11,086
Haynes International, Inc.	1,717	69,247
Hecla Mining Co.	52,742	275,313
Kaiser Aluminum Corp.	1,968	184,874
Materion Corp.	1,756	161,447
Mesabi Trust	18,000	475,560
Olympic Steel, Inc.	1,392	32,712
PolyMet Mining Corp.*	2,783	6,957
Ryerson Holding Corp.	849	22,116
Sandstorm Gold Ltd. (x)*	950,000	5,890,000
Schnitzer Steel Industries, Inc., Class A	3,297	171,180
SunCoke Energy, Inc.	11,552	76,128
TimkenSteel Corp.*	6,316	104,214
Warrior Met Coal, Inc.	6,547	168,323
Wheaton Precious Metals Corp.	2,400	103,032
Worthington Industries, Inc.	4,704	257,121

		9,915,702

Paper & Forest Products (0.1%)
Clearwater Paper Corp.*	2,279	83,571
Glatfelter Corp.	6,028	103,681
Neenah, Inc.	2,349	108,712
Schweitzer-Mauduit International, Inc.	4,298	128,510
Verso Corp., Class A	3,745	101,190

		525,664

Total Materials		16,031,657

Real Estate (11.3%)
Equity Real Estate Investment Trusts (REITs) (6.9%)
Acadia Realty Trust (REIT)	12,161	265,475
Agree Realty Corp. (REIT)	9,709	692,834
Alexander & Baldwin, Inc. (REIT)	10,274	257,775
American Assets Trust, Inc. (REIT)	7,078	265,637
American Finance Trust, Inc. (REIT)	16,390	149,641
Apartment Investment and Management Co. (REIT), Class A*	21,239	163,965
Apple Hospitality REIT, Inc. (REIT)	30,469	492,074
Armada Hoffler Properties, Inc. (REIT)	8,433	128,350
Ashford Hospitality Trust, Inc. (REIT)*	2,490	23,904
Braemar Hotels & Resorts, Inc. (REIT) (x)*	7,695	39,245
Brandywine Realty Trust (REIT)	23,964	321,597
Broadstone Net Lease, Inc. (REIT)	22,233	551,823
BRT Apartments Corp. (REIT)	1,722	41,311
CareTrust REIT, Inc. (REIT)	13,565	309,689
CatchMark Timber Trust, Inc. (REIT), Class A	2,071	18,038
Centerspace (REIT)	1,991	220,802
Chatham Lodging Trust (REIT)*	6,556	89,948
City Office REIT, Inc. (REIT)	6,017	118,655
Clipper Realty, Inc. (REIT)	267	2,654
Community Healthcare Trust, Inc. (REIT)	1,242	58,709
CorePoint Lodging, Inc. (REIT)*	5,446	85,502
Corporate Office Properties Trust (REIT)	16,013	447,884
CTO Realty Growth, Inc. (REIT)	836	51,347
DiamondRock Hospitality Co. (REIT)*	29,535	283,831
DigitalBridge Group, Inc. (REIT)*	68,444	570,139
Diversified Healthcare Trust (REIT)	33,191	102,560
Easterly Government Properties, Inc. (REIT)	12,059	276,392
Empire State Realty Trust, Inc. (REIT), Class A	20,359	181,195
Equity Commonwealth (REIT)*	58,537	1,516,108
Equity LifeStyle Properties, Inc. (REIT)	64,800	5,680,368
Essential Properties Realty Trust, Inc. (REIT)	17,009	490,370
Farmland Partners, Inc. (REIT)	4,183	49,987
Four Corners Property Trust, Inc. (REIT)	10,962	322,392
Franklin Street Properties Corp. (REIT)	14,127	84,056
GEO Group, Inc. (The) (REIT) (x)	16,548	128,247
Getty Realty Corp. (REIT)	5,656	181,501
Gladstone Commercial Corp. (REIT)	3,908	100,709
Gladstone Land Corp. (REIT)	1,724	58,202
Global Medical REIT, Inc. (REIT)	8,382	148,781
Global Net Lease, Inc. (REIT)	14,554	222,385
Healthcare Realty Trust, Inc. (REIT)	20,736	656,087
Hersha Hospitality Trust (REIT)*	4,537	41,604
Independence Realty Trust, Inc. (REIT)	14,747	380,915
Indus Realty Trust, Inc. (REIT)	155	12,564
Industrial Logistics Properties Trust (REIT)	9,127	228,631
Innovative Industrial Properties, Inc. (REIT)	1,602	421,182
iStar, Inc. (REIT) (x)	9,468	244,558
Kite Realty Group Trust (REIT)	30,649	667,535
LTC Properties, Inc. (REIT)	5,514	188,248
LXP Industrial Trust (REIT)	39,552	617,802

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Macerich Co. (The) (REIT)	30,142	$520,854
Monmouth Real Estate Investment Corp. (REIT)	11,519	242,014
National Health Investors, Inc. (REIT)	6,134	352,521
NETSTREIT Corp. (REIT)	5,576	127,690
NexPoint Residential Trust, Inc. (REIT)	2,508	210,246
Office Properties Income Trust (REIT)	6,676	165,832
One Liberty Properties, Inc. (REIT)	2,307	81,391
Outfront Media, Inc. (REIT)	16,512	442,852
Paramount Group, Inc. (REIT)	26,386	220,059
Pebblebrook Hotel Trust (REIT)	18,432	412,324
Phillips Edison & Co., Inc. (REIT) (x)	2,381	78,668
Physicians Realty Trust (REIT)	31,013	583,975
Piedmont Office Realty Trust, Inc. (REIT), Class A	17,513	321,889
Plymouth Industrial REIT, Inc. (REIT)	4,449	142,368
Postal Realty Trust, Inc. (REIT), Class A	1,837	36,373
PotlatchDeltic Corp. (REIT)	9,302	560,166
Preferred Apartment Communities, Inc. (REIT), Class A	7,524	135,883
PS Business Parks, Inc. (REIT)	450	82,877
Retail Opportunity Investments Corp. (REIT)	16,694	327,202
Retail Value, Inc. (REIT)	2,574	16,525
RLJ Lodging Trust (REIT)	23,436	326,464
RPT Realty (REIT)	11,942	159,784
Ryman Hospitality Properties, Inc. (REIT)*	647	59,498
Sabra Health Care REIT, Inc. (REIT)	31,899	431,913
Safehold, Inc. (REIT)	950	75,858
Saul Centers, Inc. (REIT)	129	6,840
Seritage Growth Properties (REIT), Class A (x)*	5,135	68,141
Service Properties Trust (REIT)	23,465	206,257
SITE Centers Corp. (REIT)	24,362	385,651
STAG Industrial, Inc. (REIT)	24,930	1,195,643
Summit Hotel Properties, Inc. (REIT)*	14,417	140,710
Sunstone Hotel Investors, Inc. (REIT)*	30,862	362,011
Tanger Factory Outlet Centers, Inc. (REIT) (x)	10,452	201,515
Terreno Realty Corp. (REIT)	10,438	890,257
UMH Properties, Inc. (REIT)	858	23,449
Uniti Group, Inc. (REIT)	27,847	390,137
Universal Health Realty Income Trust (REIT)	139	8,266
Urban Edge Properties (REIT)	16,234	308,446
Urstadt Biddle Properties, Inc. (REIT), Class A	4,379	93,273
Veris Residential, Inc. (REIT)*	12,277	225,651
Washington REIT (REIT)	11,963	309,244
Whitestone REIT (REIT)	6,287	63,687
Xenia Hotels & Resorts, Inc. (REIT)*	15,971	289,235

		29,936,847

Real Estate Management & Development (4.4%)
Douglas Elliman, Inc.*	8,649	99,458
DREAM Unlimited Corp., Class A	323,180	9,856,990
Forestar Group, Inc.*	1,830	39,802
FRP Holdings, Inc.*	881	50,922
Howard Hughes Corp. (The)*	62,700	6,381,606
Kennedy-Wilson Holdings, Inc.	16,751	400,014
Marcus & Millichap, Inc.*	2,962	152,425
RE/MAX Holdings, Inc., Class A	2,500	76,225
Realogy Holdings Corp.*	16,351	274,860
RMR Group, Inc. (The), Class A	2,007	69,603
Tejon Ranch Co.*	93,691	1,787,624

		19,189,529

Total Real Estate		49,126,376

Utilities (2.6%)
Electric Utilities (0.6%)
ALLETE, Inc.	7,383	489,862
MGE Energy, Inc.	5,153	423,834
Otter Tail Corp.	5,832	416,521
PNM Resources, Inc.	12,032	548,780
Portland General Electric Co.	12,713	672,772
Via Renewables, Inc.	195	2,229

		2,553,998

Gas Utilities (1.0%)
Brookfield Infrastructure Corp., Class A	8,687	592,975
Chesapeake Utilities Corp.	2,440	355,776
New Jersey Resources Corp.	13,610	558,827
Northwest Natural Holding Co.	4,253	207,461
ONE Gas, Inc.	7,422	575,873
Rubis SCA	28,100	840,106
South Jersey Industries, Inc.	14,538	379,733
Southwest Gas Holdings, Inc.	8,555	599,278
Spire, Inc.	7,179	468,214

		4,578,243

Independent Power and Renewable Electricity Producers (0.3%)
Clearway Energy, Inc., Class A	3,508	117,448
Clearway Energy, Inc., Class C	8,880	319,946
Ormat Technologies, Inc.	6,373	505,379
Sunnova Energy International, Inc.*	10,384	289,921

		1,232,694

Multi-Utilities (0.4%)
Avista Corp.	9,873	419,504
Black Hills Corp.	8,973	633,224
NorthWestern Corp.	7,479	427,500
Unitil Corp.	2,133	98,097

		1,578,325

Water Utilities (0.3%)
American States Water Co.	2,532	261,910
Artesian Resources Corp., Class A	1,151	53,326
Cadiz, Inc.*	2,911	11,236
California Water Service Group	7,437	534,423
Middlesex Water Co.	1,504	180,931
Pure Cycle Corp.*	323	4,716

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
SJW Group	3,875	$283,650
York Water Co. (The)	713	35,493

		1,365,685

Total Utilities		11,308,945

Total Common Stocks (97.7%) (Cost $261,908,031)		422,421,100

MASTER LIMITED PARTNERSHIP:
Industrials (0.7%)
Industrial Conglomerates (0.7%)
Icahn Enterprises LP (Cost $2,867,018)	64,100	3,178,719

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.1%)
Financials (0.1%)
Capital Markets (0.1%)
GAMCO Investors, Inc. 4.000%, 6/15/23 (e)	$228,000	225,663

Total Financials		225,663

Total Long-Term Debt Securities (0.1%) (Cost $228,567)		225,663

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Contra Aduro Biotech I, CVR (r)* (Cost $711)	237	—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (0.8%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000
JPMorgan Prime Money Market Fund, IM Shares	2,306,693	2,307,616

Total Investment Companies		3,307,616

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.9%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $5,592,366, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $5,704,204. (xx)	$5,592,356	5,592,356
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $1,000,039, collateralized by various Common Stocks; total market value $1,111,322. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $1,000,053, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $1,111,210. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $800,009, collateralized by various Common Stocks; total market value $884,292. (xx)	800,000	800,000

Total Repurchase Agreements		8,392,356

Total Short-Term Investments (2.7%) (Cost $11,700,219)		11,699,972

Total Investments in Securities (101.2%) (Cost $276,704,546)		437,525,454
Other Assets Less Liabilities (-1.2%)		(5,324,474)

Net Assets (100%)		$432,200,980

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $10,630,892. This was collateralized by $1,854,515 of various U.S. Government Treasury Securities, ranging from 0.000% – 7.250%, maturing 1/6/22 – 8/15/51 and by cash of $9,392,356 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Capital Markets
Associated Capital Group, Inc., Class A	161,347	5,790,726	583,505	(717,647)	12,373	1,268,964	6,937,921	32,298	—
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	11,233	262,549	—	(75,107)	(2,612)	9,838	194,668	22,884	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	4,415	372,262	26,534	(107,830)	28,115	(11,002)	308,079	4,163	—

Total		6,425,537	610,039	(900,584)	37,876	1,267,800	7,440,668	59,345	—

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	13	3/2022	USD	1,457,820	26,757

					26,757

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$23,210,319	$36,026	$—	$23,246,345
Consumer Discretionary	56,067,915	—	—	56,067,915
Consumer Staples	18,199,469	—	—	18,199,469
Energy	72,916,108	—	—	72,916,108
Financials	69,999,769	—	—	69,999,769
Health Care	21,792,095	—	—	21,792,095
Industrials	59,503,634	12,245,548	—	71,749,182
Information Technology	11,983,239	—	—	11,983,239
Materials	16,031,657	—	—	16,031,657
Real Estate	39,269,386	9,856,990	—	49,126,376
Utilities	10,468,839	840,106	—	11,308,945

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Corporate Bond
Financials	$—	$225,663	$—		$225,663
Futures	26,757	—	—		26,757
Master Limited Partnership
Industrials	3,178,719	—	—		3,178,719
Rights
Health Care	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	3,307,616	—	—		3,307,616
Repurchase Agreements	—	8,392,356	—		8,392,356

Total Assets	$405,955,522	$31,596,689	$—		$437,552,211

Total Liabilities	$—	$—	$—		$—

Total	$405,955,522	$31,596,689	$—		$437,552,211

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$26,757	*

Total		$26,757

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(19)	$(19)
Equity contracts	190,438	—	190,438

Total	$190,438	$(19)	$190,419

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(22,186)	$(22,186)

Total	$(22,186)	$(22,186)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,888,000 during the year ended December 31, 2021.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 32%)*	$92,436,763
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 27%)*	$144,373,198

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$190,705,535
Aggregate gross unrealized depreciation	(30,018,460)

Net unrealized appreciation	$160,687,075

Federal income tax cost of investments in securities and derivative instruments, if applicable	$276,865,136

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $5,447,242)	$7,440,668
Unaffiliated Issuers (Cost $262,864,948)	421,692,430
Repurchase Agreements (Cost $8,392,356)	8,392,356
Cash	3,653,169
Cash held as collateral at broker for futures	78,800
Dividends, interest and other receivables	332,255
Receivable for securities sold	270,429
Receivable for Portfolio shares sold	186,576
Securities lending income receivable	8,464
Other assets	1,697

Total assets	442,056,844

LIABILITIES
Payable for return of collateral on securities loaned	9,392,356
Investment management fees payable	251,283
Distribution fees payable – Class IB	48,703
Administrative fees payable	42,151
Payable for Portfolio shares redeemed	28,459
Payable for securities purchased	21,644
Due to broker for futures variation margin	2,666
Accrued expenses	68,602

Total liabilities	9,855,864

NET ASSETS	$432,200,980

Net assets were comprised of:
Paid in capital	$273,456,957
Total distributable earnings (loss)	158,744,023

Net assets	$432,200,980

Class IB
Net asset value, offering and redemption price per share, $235,844,207 / 19,476,524 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.11

Class K
Net asset value, offering and redemption price per share, $196,356,773 / 16,233,914 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.10

(x)	Includes value of securities on loan of $10,630,892.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($59,345 of dividend income received from affiliates) (net of $36,705 foreign withholding tax)	$5,719,936
Interest	6,454
Securities lending (net)	167,697

Total income	5,894,087

EXPENSES
Investment management fees	3,459,909
Distribution fees – Class IB	547,084
Administrative fees	511,456
Custodian fees	84,000
Professional fees	59,726
Printing and mailing expenses	35,969
Trustees’ fees	13,715
Miscellaneous	5,929

Gross expenses	4,717,788
Less: Waiver from investment manager	(276,477)

Net expenses	4,441,311

NET INVESTMENT INCOME (LOSS)	1,452,776

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($37,876 realized gain (loss) from affiliates)	62,315,795
Futures contracts	190,438
Forward foreign currency contracts	(19)
Foreign currency transactions	(6,361)

Net realized gain (loss)	62,499,853

Change in unrealized appreciation (depreciation) on:
Investments in securities ($1,267,800 of change in unrealized appreciation (depreciation) from affiliates)	67,629,186
Futures contracts	(22,186)
Foreign currency translations	13

Net change in unrealized appreciation (depreciation)	67,607,013

NET REALIZED AND UNREALIZED GAIN (LOSS)	130,106,866

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$131,559,642

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,452,776	$3,292,702
Net realized gain (loss)	62,499,853	698,311
Net change in unrealized appreciation (depreciation)	67,607,013	13,911,510

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	131,559,642	17,902,523

Distributions to shareholders:
Class IB	(34,729,375)	(2,109,085)
Class K	(29,492,688)	(2,896,568)

Total distributions to shareholders	(64,222,063)	(5,005,653)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 3,457,413 and 1,165,841 shares, respectively ]	47,342,992	9,734,671
Capital shares issued in connection with merger (Note 8) [ 0 and 74,667 shares, respectively ]	—	601,081
Capital shares exchanged in connection with merger (Note 8) [ 0 and 14,845,477 shares, respectively ]	—	119,508,507
Capital shares issued in reinvestment of dividends and distributions [ 2,969,303 and 210,736 shares, respectively ]	34,729,375	2,109,085
Capital shares repurchased [ (2,680,615) and (1,303,757) shares, respectively ]	(36,215,985)	(11,116,796)

Total Class IB transactions	45,856,382	120,836,548

Class K
Capital shares sold [ 16,909 and 10,006,144 shares, respectively ]	221,595	75,745,530
Capital shares exchanged in connection with merger (Note 8) [ 0 and (14,851,192) shares, respectively ]	—	(119,508,507)
Capital shares issued in reinvestment of dividends and distributions [ 2,524,702 and 289,804 shares, respectively ]	29,492,688	2,896,568
Capital shares repurchased [ (5,019,244) and (3,894,199) shares, respectively ]	(65,786,432)	(33,589,960)

Total Class K transactions	(36,072,149)	(74,456,369)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	9,784,233	46,380,179

TOTAL INCREASE (DECREASE) IN NET ASSETS	77,121,812	59,277,049
NET ASSETS:
Beginning of year	355,079,168	295,802,119

End of year	$432,200,980	$355,079,168

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021	2020		2019	2018	2017
Net asset value, beginning of year	$10.32	$10.62		$8.89	$10.55	$9.84

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.07	(1)	0.04	0.07	0.05
Net realized and unrealized gain (loss)	3.87	(0.23	)†	2.23	(1.25)	1.19

Total from investment operations	3.90	(0.16)		2.27	(1.18)	1.24

Less distributions:
Dividends from net investment income	(0.15)	(0.13)		(0.06)	(0.04)	(0.02)
Distributions from net realized gains	(1.96)	(0.01)		(0.45)	(0.40)	(0.51)
Return of capital	—	—		(0.03)	(0.04)	—

Total dividends and distributions	(2.11)	(0.14)		(0.54)	(0.48)	(0.53)

Net asset value, end of year	$12.11	$10.32		$10.62	$8.89	$10.55

Total return	38.52%	(1.51)%		25.84%	(11.44)%	12.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$235,844	$162,278		$7,831	$3,220	$1,957
Ratio of expenses to average net assets:
After waivers (f)	1.15%	1.15%		1.15%	1.15%	1.15%
Before waivers (f)	1.21%	1.27%		1.25%	1.23%	1.26%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.23%	0.86	%(aa)	0.37%	0.66%	0.52%
Before waivers (f)	0.16%	0.74	%(aa)	0.27%	0.58%	0.42%
Portfolio turnover rate^	22%	23%		14%	18%	23%

	Year Ended December 31,
Class K	2021	2020		2019	2018	2017
Net asset value, beginning of year	$10.30	$10.60		$8.88	$10.54	$9.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.11	(1)	0.06	0.10	0.08
Net realized and unrealized gain (loss)	3.88	(0.25	)†	2.22	(1.25)	1.18

Total from investment operations	3.94	(0.14)		2.28	(1.15)	1.26

Less distributions:
Dividends from net investment income	(0.18)	(0.15)		(0.07)	(0.06)	(0.04)
Distributions from net realized gains	(1.96)	(0.01)		(0.45)	(0.40)	(0.51)
Return of capital	—	—		(0.04)	(0.05)	—

Total dividends and distributions	(2.14)	(0.16)		(0.56)	(0.51)	(0.55)

Net asset value, end of year	$12.10	$10.30		$10.60	$8.88	$10.54

Total return	39.02%	(1.31)%		26.06%	(11.20)%	13.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$196,357	$192,801		$287,972	$258,476	$324,305
Ratio of expenses to average net assets:
After waivers (f)	0.90%	0.90%		0.90%	0.90%	0.90%
Before waivers (f)	0.96%	1.01%		1.00%	0.98%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.45%	1.29	%(aa)	0.61%	0.88%	0.74%
Before waivers (f)	0.38%	1.19	%(aa)	0.51%	0.80%	0.64%
Portfolio turnover rate^	22%	23%		14%	18%	23%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.03 and $0.07 for Class IB and Class K, respectively.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.51% lower.

See Notes to Financial Statements.

1290 VT SMARTBETA EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	23.08%	14.65%	10.96%
Portfolio – Class K Shares*	23.39	14.96	11.24
MSCI World (Net) Index	21.82	15.03	10.90

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.08% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the MSCI World (Net) Index, which returned 21.82% over the same period.

Market Overview

Portfolio Highlights

What helped performance during the year:

•	The Portfolio’s risk factor exposure was rewarded, driven by the focus on stocks with high quality earnings which benefited returns for the second half of the year.

•	The Portfolio’s defensive profile was able to navigate bouts of volatility, limiting participation during market drawdowns.

•

An underweight to Walt Disney was the top stock position over the year, as the company’s earnings were negatively impacted by the global pandemic. Revenues from theme parks were below expectations once re-opened while subscriptions from the Disney+ platform also disappointed towards the end of the period.

What hurt performance during the year:

•	Active sector exposure contributed negatively to performance, particularly an underweight to the Energy sector.

•	Not holding Nvidia and Tesla were the top negative contributors at an individual stock level for the year. Both were removed from the Portfolio based on high volatility and rich valuations.

Portfolio Positioning and Outlook — AXA Rosenberg Investment Management LLC

At period end, the Portfolio maintained its exposure to stocks with low-volatility and high-quality earnings, which we believe leads to above-benchmark returns with less volatility over a full market cycle. While our central scenario is that the global economy will continue to grow, which will continue to support earnings and therefore equity markets, there are mounting risks that argue for a more cautious stance, particularly as we anticipate a less accommodative liquidity environment. In this environment, companies with a strong track record of earnings delivery are likely to be rewarded, which favors quality as a style. We also believe that the growing macro risk is more likely to manifest in investors avoiding expensive stocks, with reasonably priced quality stocks likely to fare well. Finally, we have aimed to neutralize the Portfolio’s exposure to a rise in interest rates by increasing weight in the low-volatility, quality areas of the market which are likely to benefit from a rising rate environment.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	19.9%
Financials	17.7
Industrials	16.6
Health Care	12.1
Consumer Staples	10.1
Consumer Discretionary	6.7
Communication Services	6.2
Materials	3.5
Utilities	3.4
Real Estate	3.2
Repurchase Agreement	0.4
Energy	0.3
Cash and Other	(0.1)

100.0%

1290 VT SMARTBETA EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,105.10	$5.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,106.70	4.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (6.2%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	55,200	$1,357,920
Nippon Telegraph & Telephone Corp.	23,300	638,051
Orange SA	26,185	280,617
Singapore Telecommunications Ltd.	263,000	452,775
Swisscom AG (Registered)	926	522,958
Verizon Communications, Inc.	57,100	2,966,916

		6,219,237

Entertainment (0.5%)
Activision Blizzard, Inc.	7,400	492,322
Netflix, Inc.*	2,400	1,445,856

		1,938,178

Interactive Media & Services (3.1%)
Alphabet, Inc., Class A*	3,121	9,041,662
Meta Platforms, Inc., Class A*	9,276	3,119,983

		12,161,645

Media (0.6%)
Charter Communications, Inc., Class A*	500	325,985
Comcast Corp., Class A	26,400	1,328,712
Quebecor, Inc., Class B	20,600	464,943
Vivendi SE	25,718	348,139

		2,467,779

Wireless Telecommunication Services (0.4%)
KDDI Corp.	23,200	678,070
Rogers Communications, Inc., Class B	20,600	980,859

		1,658,929

Total Communication Services		24,445,768

Consumer Discretionary (6.7%)
Auto Components (0.2%)
Bridgestone Corp. (x)	14,600	628,144

Automobiles (0.6%)
Daimler AG (Registered)	8,877	683,096
Honda Motor Co. Ltd.	11,100	311,684
Tesla, Inc.*	305	322,318
Toyota Motor Corp.	65,000	1,189,755

		2,506,853

Distributors (0.1%)
Pool Corp.	1,000	566,000

Household Durables (0.7%)
Garmin Ltd.	11,300	1,538,721
Sekisui House Ltd.	24,200	519,428
Sony Group Corp.	6,000	755,020

		2,813,169

Internet & Direct Marketing Retail (1.8%)
Amazon.com, Inc.*	2,118	7,062,132

Multiline Retail (0.7%)
Dollar General Corp.	3,600	848,988
Target Corp.	5,000	1,157,200
Wesfarmers Ltd.	12,895	556,338

		2,562,526

Specialty Retail (2.0%)
AutoZone, Inc.*	500	1,048,195
Home Depot, Inc. (The)	8,300	3,444,583
Lowe’s Cos., Inc.	6,600	1,705,968
O’Reilly Automotive, Inc.*	1,600	1,129,968
TJX Cos., Inc. (The)	8,500	645,320

		7,974,034

Textiles, Apparel & Luxury Goods (0.6%)
LVMH Moet Hennessy Louis Vuitton SE	1,411	1,167,870
NIKE, Inc., Class B	6,800	1,133,356

		2,301,226

Total Consumer Discretionary		26,414,084

Consumer Staples (10.1%)
Beverages (2.9%)
Brown-Forman Corp., Class B	9,400	684,884
Carlsberg A/S, Class B	1,947	336,669
Coca-Cola Co. (The)	51,700	3,061,157
Diageo plc	33,069	1,806,535
Heineken NV	6,053	681,278
Keurig Dr Pepper, Inc.	9,900	364,914
Monster Beverage Corp.*	4,100	393,764
PepsiCo, Inc.	19,083	3,314,908
Pernod Ricard SA	2,577	620,523

		11,264,632

Food & Staples Retailing (2.1%)
Alimentation Couche-Tard, Inc.	11,800	494,407
Costco Wholesale Corp.	5,987	3,398,820
George Weston Ltd.	5,500	637,677
Koninklijke Ahold Delhaize NV	21,498	737,568
Metro, Inc.	7,900	420,434
Tesco plc	105,597	414,357
Walmart, Inc.	16,000	2,315,040

		8,418,303

Food Products (2.3%)
Archer-Daniels-Midland Co.	32,100	2,169,639
General Mills, Inc.	8,900	599,682
Hershey Co. (The)	3,500	677,145
Kellogg Co.	11,200	721,504
McCormick & Co., Inc. (Non-Voting)	5,200	502,372
Mondelez International, Inc., Class A	32,446	2,151,494
Nestle SA (Registered)	12,243	1,712,300
Orkla ASA	50,133	503,007

		9,037,143

Household Products (1.9%)
Church & Dwight Co., Inc.	10,300	1,055,750
Clorox Co. (The)	2,000	348,720
Colgate-Palmolive Co.	25,400	2,167,636

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Kimberly-Clark Corp.	3,900	$557,388
Procter & Gamble Co. (The)	20,700	3,386,106

		7,515,600

Personal Products (0.9%)
Estee Lauder Cos., Inc. (The), Class A	2,100	777,420
Kao Corp.	6,500	340,115
L’Oreal SA	2,805	1,331,527
Unilever plc (Cboe Europe)	8,484	454,506
Unilever plc (London Stock Exchange)	10,307	550,438

		3,454,006

Total Consumer Staples		39,689,684

Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Enbridge, Inc.	31,000	1,210,886

Total Energy		1,210,886

Financials (17.7%)
Banks (5.3%)
Bank Hapoalim BM	84,967	877,287
Bank of Montreal	7,700	829,015
Bank of Nova Scotia (The)	38,500	2,725,542
Canadian Imperial Bank of Commerce	13,300	1,550,326
Commonwealth Bank of Australia	4,842	355,802
DBS Group Holdings Ltd.	30,600	741,612
Hang Seng Bank Ltd.	22,000	402,614
Israel Discount Bank Ltd., Class A	84,721	570,629
Japan Post Bank Co. Ltd.	39,300	360,441
JPMorgan Chase & Co.	6,700	1,060,945
Mitsubishi UFJ Financial Group, Inc.	56,100	304,763
Mizuho Financial Group, Inc.	69,900	889,018
National Bank of Canada	11,900	907,258
PNC Financial Services Group, Inc. (The)	1,800	360,936
Regions Financial Corp.	13,900	303,020
Royal Bank of Canada	25,700	2,727,558
Sumitomo Mitsui Financial Group, Inc.	10,600	363,347
Sumitomo Mitsui Trust Holdings, Inc.	28,500	952,147
Svenska Handelsbanken AB, Class A	45,729	495,235
Toronto-Dominion Bank (The)	47,000	3,603,352
United Overseas Bank Ltd.	19,800	395,236

		20,776,083

Capital Markets (4.1%)
ASX Ltd.	10,412	703,741
Bank of New York Mellon Corp. (The)	12,800	743,424
BGP Holdings plc (r)*	177,813	—
BlackRock, Inc.	2,900	2,655,124
CME Group, Inc.	2,100	479,766
Daiwa Securities Group, Inc.	57,700	325,393
Deutsche Boerse AG	2,807	470,098
FactSet Research Systems, Inc.	900	437,409
Hong Kong Exchanges & Clearing Ltd.	12,200	712,516
Intercontinental Exchange, Inc.	11,600	1,586,532
Moody’s Corp.	3,600	1,406,088
MSCI, Inc.	2,300	1,409,187
Nasdaq, Inc.	4,500	945,045
Northern Trust Corp.	4,200	502,362
S&P Global, Inc.	6,000	2,831,580
T. Rowe Price Group, Inc.	4,700	924,208

		16,132,473

Consumer Finance (0.5%)
American Express Co.	8,100	1,325,160
Capital One Financial Corp.	5,200	754,468

		2,079,628

Diversified Financial Services (1.1%)
Berkshire Hathaway, Inc., Class B*	14,400	4,305,600

Insurance (6.7%)
Admiral Group plc	7,588	324,247
Aflac, Inc.	21,800	1,272,902
Ageas SA/NV	6,008	311,567
Allianz SE (Registered)	6,006	1,419,876
Allstate Corp. (The)	11,300	1,329,445
American International Group, Inc.	11,200	636,832
Aon plc, Class A	5,800	1,743,248
Arthur J Gallagher & Co.	8,600	1,459,162
Assicurazioni Generali SpA	45,444	963,879
Brown & Brown, Inc.	9,500	667,660
Chubb Ltd.	5,000	966,550
Gjensidige Forsikring ASA	24,351	591,732
Great-West Lifeco, Inc.	11,500	345,105
Hannover Rueck SE	2,335	444,351
Hartford Financial Services Group, Inc. (The)	11,900	821,576
Intact Financial Corp.	5,700	740,894
Manulife Financial Corp.	61,600	1,174,099
Marsh & McLennan Cos., Inc.	12,400	2,155,368
Medibank Pvt Ltd.	185,639	452,456
MS&AD Insurance Group Holdings, Inc.	13,800	425,769
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	4,606	1,366,044
Power Corp. of Canada	10,300	340,361
Sompo Holdings, Inc.	10,700	451,980
Sun Life Financial, Inc.	14,400	801,537
Swiss Re AG	3,907	387,012
Tokio Marine Holdings, Inc.	15,000	833,522
Travelers Cos., Inc. (The)	15,100	2,362,093
Willis Towers Watson plc	1,500	356,235
Zurich Insurance Group AG	2,783	1,222,907

		26,368,409

Total Financials		69,662,193

Health Care (12.1%)
Biotechnology (0.4%)
Amgen, Inc.	2,571	578,398
CSL Ltd.	3,091	653,788
Regeneron Pharmaceuticals, Inc.*	631	398,489

		1,630,675

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Health Care Equipment & Supplies (3.2%)
Abbott Laboratories	20,200	$2,842,948
Baxter International, Inc.	4,200	360,528
Becton Dickinson and Co.	3,200	804,736
Coloplast A/S, Class B	2,818	496,554
Edwards Lifesciences Corp.*	11,600	1,502,780
Hoya Corp.	4,600	684,221
IDEXX Laboratories, Inc.*	1,600	1,053,536
Intuitive Surgical, Inc.*	3,300	1,185,690
Medtronic plc	15,500	1,603,475
ResMed, Inc.	3,300	859,584
Stryker Corp.	3,400	909,228
Terumo Corp.	8,800	371,799

		12,675,079

Health Care Providers & Services (1.8%)
Anthem, Inc.	1,900	880,726
Cigna Corp.	3,100	711,853
HCA Healthcare, Inc.	3,900	1,001,988
Laboratory Corp. of America Holdings*	1,600	502,736
McKesson Corp.	2,100	521,997
Sonic Healthcare Ltd.	18,926	642,077
UnitedHealth Group, Inc.	5,100	2,560,914

		6,822,291

Health Care Technology (0.1%)
Cerner Corp.	5,100	473,637

Life Sciences Tools & Services (2.6%)
Agilent Technologies, Inc.	9,500	1,516,675
Danaher Corp.	8,400	2,763,684
Mettler-Toledo International, Inc.*	600	1,018,326
Thermo Fisher Scientific, Inc.	4,600	3,069,304
Waters Corp.*	1,200	447,120
West Pharmaceutical Services, Inc.	2,700	1,266,327

		10,081,436

Pharmaceuticals (4.0%)
Eli Lilly and Co.	5,400	1,491,588
GlaxoSmithKline plc	48,171	1,047,533
Johnson & Johnson	17,000	2,908,190
Merck & Co., Inc.	24,800	1,900,672
Merck KGaA	2,159	557,971
Novo Nordisk A/S, Class B	10,315	1,160,666
Ono Pharmaceutical Co. Ltd.	13,000	322,768
Otsuka Holdings Co. Ltd. (x)	7,100	257,323
Pfizer, Inc.	5,700	336,585
Roche Holding AG	4,192	1,744,060
Sanofi	7,180	724,091
Shionogi & Co. Ltd.	5,300	374,359
UCB SA	2,485	283,907
Zoetis, Inc.	10,600	2,586,718

		15,696,431

Total Health Care		47,379,549

Industrials (16.6%)
Aerospace & Defense (1.1%)
BAE Systems plc	58,956	438,740
General Dynamics Corp.	7,100	1,480,137
Lockheed Martin Corp.	5,100	1,812,591
Northrop Grumman Corp.	1,900	735,433

		4,466,901

Air Freight & Logistics (1.1%)
Deutsche Post AG (Registered)	15,083	970,905
Expeditors International of Washington, Inc.	16,300	2,188,927
United Parcel Service, Inc., Class B	5,500	1,178,870

		4,338,702

Building Products (1.3%)
Allegion plc	9,400	1,244,936
Daikin Industries Ltd.	2,400	544,345
Geberit AG (Registered)	974	796,559
Johnson Controls International plc	5,400	439,074
Masco Corp.	5,200	365,144
Trane Technologies plc	8,100	1,636,443

		5,026,501

Commercial Services & Supplies (1.0%)
Brambles Ltd.	41,505	320,994
Cintas Corp.	1,700	753,389
Copart, Inc.*	5,100	773,262
Secom Co. Ltd.	4,500	312,414
Securitas AB, Class B	29,840	411,628
Waste Management, Inc.	8,300	1,385,270

		3,956,957

Construction & Engineering (0.1%)
Vinci SA	4,716	498,849

Electrical Equipment (1.8%)
Eaton Corp. plc	13,900	2,402,198
Emerson Electric Co.	22,900	2,129,013
Rockwell Automation, Inc.	4,500	1,569,825
Schneider Electric SE	5,258	1,032,386

		7,133,422

Industrial Conglomerates (1.5%)
3M Co.	21,100	3,747,993
Honeywell International, Inc.	6,500	1,355,315
Siemens AG (Registered)	4,170	724,855

		5,828,163

Machinery (4.1%)
Atlas Copco AB, Class A	24,594	1,703,252
Caterpillar, Inc.	5,700	1,178,418
Cummins, Inc.	5,000	1,090,700
Daimler Truck Holding AG*	4,438	163,150
Deere & Co.	4,000	1,371,560
Dover Corp.	7,500	1,362,000
IDEX Corp.	1,500	354,480
Illinois Tool Works, Inc.	13,200	3,257,760
Knorr-Bremse AG	3,140	310,658
Kone OYJ, Class B	8,843	634,671
PACCAR, Inc.	6,700	591,342
Pentair plc	19,100	1,394,873
Sandvik AB	24,712	690,805
SMC Corp.	500	337,260
Snap-on, Inc.	4,100	883,058
Volvo AB, Class B	27,847	646,082

		15,970,069

Professional Services (1.2%)
Booz Allen Hamilton Holding Corp.	5,000	423,950
Jacobs Engineering Group, Inc.	2,500	348,075

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Recruit Holdings Co. Ltd.	5,600	$339,418
SGS SA (Registered)	112	374,521
Teleperformance	1,970	879,195
Verisk Analytics, Inc.	5,600	1,280,888
Wolters Kluwer NV	10,351	1,220,886

		4,866,933

Road & Rail (1.6%)
Canadian National Railway Co.	10,400	1,277,483
Canadian Pacific Railway Ltd.	13,200	949,394
Norfolk Southern Corp.	2,100	625,191
Old Dominion Freight Line, Inc.	4,200	1,505,196
Union Pacific Corp.	7,000	1,763,510

		6,120,774

Trading Companies & Distributors (1.8%)
Brenntag SE	3,664	331,965
Fastenal Co.	30,200	1,934,612
Ferguson plc	5,602	993,698
ITOCHU Corp. (x)	32,700	1,000,075
Mitsubishi Corp.	23,900	758,783
Mitsui & Co. Ltd.	34,500	816,837
Toyota Tsusho Corp.	15,500	714,162
WW Grainger, Inc.	900	466,416

		7,016,548

Total Industrials		65,223,819

Information Technology (19.9%)
Communications Equipment (0.8%)
Cisco Systems, Inc.	38,244	2,423,522
Motorola Solutions, Inc.	2,700	733,590

		3,157,112

Electronic Equipment, Instruments & Components (1.5%)
Amphenol Corp., Class A	22,000	1,924,120
CDW Corp.	9,600	1,965,888
Keyence Corp.	1,000	628,358
Kyocera Corp.	5,100	318,645
Murata Manufacturing Co. Ltd.	3,600	286,579
Omron Corp.	3,400	338,729
Trimble, Inc.*	4,200	366,198

		5,828,517

IT Services (4.4%)
Accenture plc, Class A	6,900	2,860,395
Automatic Data Processing, Inc.	11,198	2,761,203
Broadridge Financial Solutions, Inc.	3,500	639,870
CGI, Inc.*	6,700	592,430
EPAM Systems, Inc.*	900	601,605
Fiserv, Inc.*	8,100	840,699
Fujitsu Ltd.	2,500	428,801
Jack Henry & Associates, Inc.	2,600	434,174
Mastercard, Inc., Class A	5,400	1,940,328
Nomura Research Institute Ltd.	16,600	712,171
Paychex, Inc.	8,500	1,160,250
PayPal Holdings, Inc.*	3,700	697,746
VeriSign, Inc.*	3,000	761,460
Visa, Inc., Class A	12,300	2,665,533

		17,096,665

Semiconductors & Semiconductor Equipment (2.5%)
Applied Materials, Inc.	8,500	1,337,560
ASML Holding NV	1,926	1,549,617
Intel Corp.	29,000	1,493,500
KLA Corp.	1,900	817,209
QUALCOMM, Inc.	5,300	969,211
Texas Instruments, Inc.	19,322	3,641,617

		9,808,714

Software (6.1%)
Adobe, Inc.*	3,700	2,098,122
Cadence Design Systems, Inc.*	5,900	1,099,465
Constellation Software, Inc.	200	371,072
Intuit, Inc.	3,144	2,022,284
Microsoft Corp.	39,069	13,139,686
Nice Ltd.*	1,918	587,131
Oracle Corp.	31,400	2,738,394
SAP SE	6,189	880,068
Synopsys, Inc.*	3,000	1,105,500

		24,041,722

Technology Hardware, Storage & Peripherals (4.6%)
Apple, Inc.	90,700	16,105,599
Canon, Inc. (x)	19,600	477,263
FUJIFILM Holdings Corp.	7,100	526,251
HP, Inc.	26,100	983,187

		18,092,300

Total Information Technology		78,025,030

Materials (3.5%)
Chemicals (2.5%)
Air Liquide SA	2,730	476,535
BASF SE	12,328	867,109
Corteva, Inc.	14,200	671,376
Covestro AG (m)	5,253	324,145
Ecolab, Inc.	8,200	1,923,638
Givaudan SA (Registered)	280	1,472,520
Koninklijke DSM NV	2,220	500,439
Sherwin-Williams Co. (The)	6,300	2,218,608
Sika AG (Registered)	2,365	986,801
Yara International ASA	6,030	304,699

		9,745,870

Construction Materials (0.1%)
CRH plc	6,864	363,538

Containers & Packaging (0.2%)
Avery Dennison Corp.	1,700	368,169
Ball Corp.	6,300	606,501

		974,670

Metals & Mining (0.7%)
BHP Group Ltd. (x)	23,639	713,740
Franco-Nevada Corp.	2,800	387,234
Newcrest Mining Ltd.	15,235	271,342
Rio Tinto Ltd.	6,629	482,824
Rio Tinto plc	6,776	448,677
Wheaton Precious Metals Corp.	9,900	424,817

		2,728,634

Total Materials		13,812,712

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Real Estate (3.2%)
Equity Real Estate Investment Trusts (REITs) (2.9%)
American Tower Corp. (REIT)	6,800	$1,989,000
AvalonBay Communities, Inc. (REIT)	1,500	378,885
Crown Castle International Corp. (REIT)	5,400	1,127,196
Daiwa House REIT Investment Corp. (REIT)	209	633,196
Dexus (REIT)	39,266	317,676
Duke Realty Corp. (REIT)	11,200	735,168
Equity Residential (REIT)	9,300	841,650
Essex Property Trust, Inc. (REIT)	1,700	598,791
Mid-America Apartment Communities, Inc. (REIT)	3,300	757,152
Nippon Building Fund, Inc. (REIT) (x)	69	401,896
Nippon Prologis REIT, Inc. (REIT)	142	502,425
Nomura Real Estate Master Fund, Inc. (REIT)	310	436,043
Prologis, Inc. (REIT)	9,800	1,649,928
Public Storage (REIT)	2,600	973,856

		11,342,862

Real Estate Management & Development (0.3%)
CBRE Group, Inc., Class A*	3,600	390,636
Mitsubishi Estate Co. Ltd.	28,700	397,828
Swiss Prime Site AG (Registered)	4,939	485,932

		1,274,396

Total Real Estate		12,617,258

Utilities (3.4%)
Electric Utilities (1.3%)
Enel SpA	134,038	1,075,236
Eversource Energy	3,500	318,430
Iberdrola SA	130,063	1,541,479
Power Assets Holdings Ltd.	83,000	517,316
Red Electrica Corp. SA	31,834	689,523
Terna-Rete Elettrica Nazionale	99,482	805,733

		4,947,717

Gas Utilities (0.4%)
Atmos Energy Corp.	11,900	1,246,763
Snam SpA	59,536	359,243

		1,606,006

Multi-Utilities (1.3%)
CMS Energy Corp.	13,500	878,175
Consolidated Edison, Inc.	6,600	563,112
E.ON SE	34,296	476,049
National Grid plc	90,171	1,293,496
Sempra Energy	10,300	1,362,484
WEC Energy Group, Inc.	5,600	543,592

		5,116,908

Water Utilities (0.4%)
American Water Works Co., Inc.	8,000	1,510,880

Total Utilities		13,181,511

Total Common Stocks (99.7%) (Cost $286,792,872)		391,662,494

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.4%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $1,277,186, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $1,302,728. (xx)	$1,277,184	$1,277,184
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $100,001, collateralized by various Common Stocks; total market value $110,536. (xx)	100,000	100,000

Total Repurchase Agreements		1,377,184

Total Short-Term Investments (0.4%) (Cost $1,377,184)		1,377,184

Total Investments in Securities (100.1%) (Cost $288,170,056)		393,039,678
Other Assets Less Liabilities (-0.1%)		(235,684)

Net Assets (100%)		$392,803,994

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $324,145 or 0.1% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $2,130,053. This was collateralized by $858,764 of various U.S. Government Treasury Securities, ranging from 0.125% - 5.250%, maturing 2/15/22 - 2/15/51 and by cash of $1,377,184 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Country Diversification As a Percentage of Total Net Assets
Australia	1.5%
Belgium	0.2
Brazil	0.2
Canada	6.0
Denmark	0.5
Finland	0.2
France	1.6
Germany	2.5
Hong Kong	0.4
Ireland	0.1
Israel	0.5
Italy	0.8
Japan	5.8
Malta	0.0 #
Netherlands	1.2
Norway	0.3
Singapore	0.4
Spain	0.6
Sweden	1.0
Switzerland	2.4
United Kingdom	1.6
United States	72.3
Cash and Other	(0.1)

100.0%

#	Percent shown is less than 0.05%.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$21,525,158	$2,920,610	$—		$24,445,768
Consumer Discretionary	20,602,749	5,811,335	—		26,414,084
Consumer Staples	30,200,861	9,488,823	—		39,689,684
Energy	1,210,886	—	—		1,210,886
Financials	51,546,972	18,115,221	—	(a)	69,662,193
Health Care	38,058,432	9,321,117	—		47,379,549
Industrials	47,256,726	17,967,093	—		65,223,819
Information Technology	71,291,417	6,733,613	—		78,025,030
Materials	6,600,343	7,212,369	—		13,812,712
Real Estate	9,442,262	3,174,996	—		12,617,258
Utilities	6,423,436	6,758,075	—		13,181,511
Short-Term Investments
Repurchase Agreements	—	1,377,184	—		1,377,184

Total Assets	$304,159,242	$88,880,436	$—		$393,039,678

Total Liabilities	$—	$—	$—		$—

Total	$304,159,242	$88,880,436	$—		$393,039,678

(a) Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$142,538,032
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$169,142,498

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$106,695,922
Aggregate gross unrealized depreciation	(2,433,696)

Net unrealized appreciation	$104,262,226

Federal income tax cost of investments in securities and derivative instruments, if applicable	$288,777,452

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $286,792,872)	$391,662,494
Repurchase Agreements (Cost $1,377,184)	1,377,184
Cash	294,399
Foreign cash (Cost $213,690)	213,144
Dividends, interest and other receivables	1,171,030
Receivable for Portfolio shares sold	60,593
Securities lending income receivable	437
Other assets	1,299

Total assets	394,780,580

LIABILITIES
Payable for return of collateral on securities loaned	1,377,184
Investment management fees payable	221,817
Payable for Portfolio shares redeemed	171,878
Distribution fees payable – Class IB	75,883
Administrative fees payable	29,766
Accrued expenses	100,058

Total liabilities	1,976,586

NET ASSETS	$392,803,994

Net assets were comprised of:
Paid in capital	$283,434,919
Total distributable earnings (loss)	109,369,075

Net assets	$392,803,994

Class IB
Net asset value, offering and redemption price per share, $364,959,755 / 20,103,529 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.15

Class K
Net asset value, offering and redemption price per share, $27,844,239 / 1,532,296 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.17

(x)	Includes value of securities on loan of $2,130,053.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $487,074 foreign withholding tax)	$6,975,880
Income from non-cash dividends	1,071,712
Securities lending (net)	22,764

Total income	8,070,356

EXPENSES
Investment management fees	2,599,619
Distribution fees – Class IB	861,706
Administrative fees	340,973
Professional fees	122,800
Custodian fees	43,600
Printing and mailing expenses	33,765
Trustees’ fees	10,319
Recoupment fees	6,767
Interest expense	2,026
Miscellaneous	18,463

Gross expenses	4,040,038
Less: Waiver from investment manager	(18,134)

Net expenses	4,021,904

NET INVESTMENT INCOME (LOSS)	4,048,452

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	24,227,558
Foreign currency transactions	(52,735)

Net realized gain (loss)	24,174,823

Change in unrealized appreciation (depreciation) on:
Investments in securities	48,979,508
Foreign currency translations	(72,346)

Net change in unrealized appreciation (depreciation)	48,907,162

NET REALIZED AND UNREALIZED GAIN (LOSS)	73,081,985

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$77,130,437

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,048,452	$1,811,040
Net realized gain (loss)	24,174,823	4,746,326
Net change in unrealized appreciation (depreciation)	48,907,162	49,248,992

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	77,130,437	55,806,358

Distributions to shareholders:
Class IB	(24,746,990)	(3,333,013)
Class K	(1,961,473)	(320,863)

Total distributions to shareholders	(26,708,463)	(3,653,876)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 985,062 and 972,445 shares, respectively ]	17,012,152	13,819,984
Capital shares issued in connection with merger (Note 8) [ 0 and 20,056,039 shares, respectively ]	—	269,145,212
Capital shares issued in reinvestment of dividends [ 1,386,584 and 216,450 shares, respectively ]	24,746,990	3,333,013
Capital shares repurchased [ (2,632,467) and (2,402,728) shares, respectively ]	(46,023,760)	(34,452,634)

Total Class IB transactions	(4,264,618)	251,845,575

Class K
Capital shares sold [ 62,130 and 58,037 shares, respectively ]	1,097,877	831,303
Capital shares issued in connection with merger (Note 8) [ 0 and 1,740,982 shares, respectively ]	—	23,396,616
Capital shares issued in reinvestment of dividends [ 109,785 and 20,823 shares, respectively ]	1,961,473	320,863
Capital shares repurchased [ (266,059) and (913,560) shares, respectively ]	(4,610,715)	(12,682,262)

Total Class K transactions	(1,551,365)	11,866,520

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,815,983)	263,712,095

TOTAL INCREASE (DECREASE) IN NET ASSETS	44,605,991	315,864,577
NET ASSETS:
Beginning of year	348,198,003	32,333,426

End of year	$392,803,994	$348,198,003

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020	2019	2018	2017
Net asset value, beginning of year	$15.83		$14.42	$11.65	$13.04	$11.16

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	(aa)	0.13	0.16	0.17	0.15
Net realized and unrealized gain (loss)	3.44		1.45	2.97	(0.92)	2.26

Total from investment operations	3.63		1.58	3.13	(0.75)	2.41

Less distributions:
Dividends from net investment income	(0.23)		(0.09)	(0.16)	(0.16)	(0.16)
Distributions from net realized gains	(1.08)		(0.08)	(0.20)	(0.48)	(0.37)

Total dividends and distributions	(1.31)		(0.17)	(0.36)	(0.64)	(0.53)

Net asset value, end of year	$18.15		$15.83	$14.42	$11.65	$13.04

Total return	23.08%		10.95%	26.90%	(6.03)%	21.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$364,960		$322,433	$21,947	$13,044	$10,478
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10	%**	1.10%	1.15%	1.15%	1.16%
Before waivers and reimbursements (f)	1.11	%**	1.15%	1.48%	1.61%	1.72%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.07	%(bb)	0.90%	1.21%	1.28%	1.23%
Before waivers and reimbursements (f)	1.07	%(bb)	0.84%	0.88%	0.82%	0.68%
Portfolio turnover rate^	39%		53%	29%	47%	42%

	Year Ended December 31,
Class K	2021		2020	2019	2018	2017
Net asset value, beginning of year	$15.84		$14.42	$11.65	$13.04	$11.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	(aa)	0.17	0.20	0.20	0.19
Net realized and unrealized gain (loss)	3.45		1.45	2.96	(0.92)	2.26

Total from investment operations	3.68		1.62	3.16	(0.72)	2.45

Less distributions:
Dividends from net investment income	(0.27)		(0.12)	(0.19)	(0.19)	(0.19)
Distributions from net realized gains	(1.08)		(0.08)	(0.20)	(0.48)	(0.37)

Total dividends and distributions	(1.35)		(0.20)	(0.39)	(0.67)	(0.56)

Net asset value, end of year	$18.17		$15.84	$14.42	$11.65	$13.04

Total return	23.39%		11.28%	27.20%	(5.80)%	22.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,844		$25,765	$10,387	$7,905	$8,280
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85	%**	0.86%	0.90%	0.90%	0.92%
Before waivers and reimbursements (f)	0.86	%**	0.94%	1.24%	1.35%	1.46%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.32	%(bb)	1.22%	1.48%	1.54%	1.50%
Before waivers and reimbursements (f)	1.32	%(bb)	1.13%	1.15%	1.09%	0.96%
Portfolio turnover rate^	39%		53%	29%	47%	42%
**	Includes Interest Expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.14 and $0.18 for Class IB and Class K respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.29% lower.

See Notes to Financial Statements.

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Blackrock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	30.33%	18.59%	16.53%
Portfolio – Class IB Shares	30.29	18.59	16.53
MSCI KLD 400 Social Index	31.63	19.75	16.97
Russell 1000® Growth Index	27.60	25.32	19.79

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 30.29% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the MSCI KLD 400 Social Index and the Russell 1000® Growth Index, which returned 31.63% and 27.60%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Both security selection and sector allocation were positive in the Consumer Discretionary, Financials and Real Estate sectors.

•	In the Consumer Discretionary sector, underweighting Amazon.com Inc. was the leading contributor.

•

Security selection contributed to relative return in the Industrials and Information Technology sectors. Underweights in Zoom Video Communication and Block Inc. were notable in the Information Technology sector.

•	An overweight allocation to the Energy sector added to returns.

•	In the Communication sector, an overweight allocation to Alphabet Inc. and an underweight allocation to Netflix Inc. aided relative results.

What hurt performance during the year:

•	Overweighting Communications sector holding Walt Disney Corp. and not holding Information Technology sector holding Apple Inc. were the largest detractors from relative performance for the period.

•	Security selection in the Health Care sector also detracted from relative results, led by not holding pharmaceutical firm Eli Lilly and Company.

•	A relative overweight to Communications Services holding Verizon Communications Inc. weighed on results.

•	Both a sector overweight and security selection in Consumer Staples detracted from relative performance. Within the sector, not holding Costco Wholesale Corp. was the leading detractor.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	34.3%
Consumer Discretionary	12.5
Communication Services	10.2
Health Care	10.0
Financials	9.0
Industrials	8.7
Consumer Staples	6.9
Real Estate	3.6
Materials	2.8
Energy	0.9
Utilities	0.8
Repurchase Agreements	0.0 #
Cash and Other	0.3

100.0%

#	Less than 0.05%.

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,123.90	$4.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.70	4.55
Class IB
Actual	1,000.00	1,123.90	4.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.70	4.55

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 0.89% and 0.89%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.2%)
Diversified Telecommunication Services (1.1%)
Liberty Global plc, Class A*	1,914	$53,095
Liberty Global plc, Class C*	4,336	121,798
Lumen Technologies, Inc.	11,531	144,714
Verizon Communications, Inc.	50,863	2,642,841

		2,962,448

Entertainment (1.4%)
Electronic Arts, Inc.	3,503	462,046
Walt Disney Co. (The)*	22,309	3,455,441

		3,917,487

Interactive Media & Services (7.5%)
Alphabet, Inc., Class A*	3,694	10,701,666
Alphabet, Inc., Class C*	3,535	10,228,841

		20,930,507

Media (0.2%)
Cable One, Inc.	66	116,388
Discovery, Inc., Class A (x)*	2,162	50,894
Discovery, Inc., Class C*	3,888	89,035
John Wiley & Sons, Inc., Class A	659	37,741
New York Times Co. (The), Class A	2,041	98,580
Omnicom Group, Inc.	2,624	192,260
Scholastic Corp.	344	13,746

		598,644

Total Communication Services		28,409,086

Consumer Discretionary (12.5%)
Auto Components (0.3%)
Aptiv plc*	3,333	549,779
Autoliv, Inc.	978	101,135
BorgWarner, Inc.	3,033	136,697

		787,611

Automobiles (3.9%)
Harley-Davidson, Inc.	1,776	66,937
Tesla, Inc.*	10,324	10,910,197

		10,977,134

Distributors (0.2%)
LKQ Corp.	3,348	200,980
Pool Corp.	502	284,132

		485,112

Hotels, Restaurants & Leisure (2.7%)
Aramark	2,785	102,627
Booking Holdings, Inc.*	502	1,204,413
Choice Hotels International, Inc.	454	70,819
Darden Restaurants, Inc.	1,639	246,899
Domino’s Pizza, Inc.	450	253,949
Hilton Worldwide Holdings, Inc.*	3,449	538,010
Jack in the Box, Inc.	238	20,820
Marriott International, Inc., Class A*	3,386	559,503
McDonald’s Corp.	9,146	2,451,768
Royal Caribbean Cruises Ltd.*	2,780	213,782
Starbucks Corp.	14,474	1,693,024
Vail Resorts, Inc.	498	163,294

		7,518,908

Household Durables (0.3%)
Ethan Allen Interiors, Inc.	235	6,178
Garmin Ltd.	1,910	260,085
La-Z-Boy, Inc.	547	19,862
Meritage Homes Corp.*	421	51,387
Mohawk Industries, Inc.*	690	125,704
Newell Brands, Inc.	4,446	97,101
Whirlpool Corp.	769	180,453

		740,770

Leisure Products (0.1%)
Callaway Golf Co.*	1,522	41,764
Hasbro, Inc.	1,604	163,255
Mattel, Inc.*	4,059	87,512

		292,531

Multiline Retail (0.5%)
Kohl’s Corp.	1,939	95,767
Nordstrom, Inc.*	1,259	28,479
Target Corp.	6,000	1,388,640

		1,512,886

Specialty Retail (3.3%)
AutoNation, Inc.*	543	63,449
Best Buy Co., Inc.	2,751	279,502
Buckle, Inc. (The)	489	20,690
CarMax, Inc.*	2,041	265,799
Foot Locker, Inc.	1,054	45,986
GameStop Corp., Class A (x)*	776	115,151
Gap, Inc. (The)	2,764	48,785
Home Depot, Inc. (The)	12,947	5,373,134
Lowe’s Cos., Inc.	8,491	2,194,754
ODP Corp. (The)*	647	25,414
Signet Jewelers Ltd.	690	60,051
Tractor Supply Co.	1,404	334,994
Ulta Beauty, Inc.*	637	262,660

		9,090,369

Textiles, Apparel & Luxury Goods (1.2%)
Capri Holdings Ltd.*	1,937	125,731
Columbia Sportswear Co.	471	45,894
Deckers Outdoor Corp.*	340	124,545
Hanesbrands, Inc.	3,987	66,663
NIKE, Inc., Class B	15,656	2,609,386
PVH Corp.	833	88,839
Under Armour, Inc., Class A*	2,555	54,140
Under Armour, Inc., Class C*	2,595	46,814
VF Corp.	4,084	299,031
Wolverine World Wide, Inc.	958	27,600

		3,488,643

Total Consumer Discretionary		34,893,964

Consumer Staples (6.9%)
Beverages (2.2%)
Coca-Cola Co. (The)	50,288	2,977,552
Keurig Dr Pepper, Inc.	8,732	321,862
PepsiCo, Inc.	16,931	2,941,084

		6,240,498

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Food & Staples Retailing (0.3%)
Kroger Co. (The)	8,672	$392,495
Sysco Corp.	6,214	488,110
United Natural Foods, Inc.*	720	35,337

		915,942

Food Products (1.5%)
Archer-Daniels-Midland Co.	6,874	464,614
Bunge Ltd.	1,731	161,606
Campbell Soup Co.	2,524	109,693
Conagra Brands, Inc.	5,931	202,544
Darling Ingredients, Inc.*	2,002	138,719
General Mills, Inc.	7,406	499,016
Hain Celestial Group, Inc. (The)*	1,148	48,916
Hormel Foods Corp.	3,655	178,401
Ingredion, Inc.	871	84,173
J M Smucker Co. (The)	1,286	174,665
Kellogg Co.	3,136	202,021
Kraft Heinz Co. (The)	8,247	296,067
Lamb Weston Holdings, Inc.	1,831	116,049
McCormick & Co., Inc. (Non-Voting)	3,097	299,201
Mondelez International, Inc., Class A	17,203	1,140,731

		4,116,416

Household Products (2.5%)
Church & Dwight Co., Inc.	2,999	307,397
Clorox Co. (The)	1,520	265,027
Colgate-Palmolive Co.	9,875	842,733
Kimberly-Clark Corp.	4,101	586,115
Procter & Gamble Co. (The)	29,791	4,873,212

		6,874,484

Personal Products (0.4%)
Estee Lauder Cos., Inc. (The), Class A	2,852	1,055,810

Total Consumer Staples		19,203,150

Energy (0.9%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	10,120	243,487
Core Laboratories NV	556	12,405
NOV, Inc.	4,393	59,525
TechnipFMC plc*	5,424	32,110

		347,527

Oil, Gas & Consumable Fuels (0.8%)
Cheniere Energy, Inc.	2,910	295,132
Marathon Petroleum Corp.	7,796	498,866
ONEOK, Inc.	5,441	319,713
Phillips 66	5,301	384,110
Valero Energy Corp.	5,089	382,235
Williams Cos., Inc. (The)	14,841	386,460

		2,266,516

Total Energy		2,614,043

Financials (9.0%)
Banks (1.8%)
Bank of Hawaii Corp.	460	38,530
Cathay General Bancorp	858	36,885
CIT Group, Inc.	1,322	67,872
Citizens Financial Group, Inc.	5,185	244,991
Comerica, Inc.	1,636	142,332
First Republic Bank	2,191	452,463
Heartland Financial USA, Inc.	398	20,143
Huntington Bancshares, Inc.	18,482	284,993
International Bancshares Corp.	664	28,147
KeyCorp	11,832	273,674
M&T Bank Corp.	1,580	242,656
Old National Bancorp	1,687	30,568
People’s United Financial, Inc.	5,265	93,822
PNC Financial Services Group, Inc. (The)‡	5,207	1,044,108
Regions Financial Corp.	11,661	254,210
SVB Financial Group*	717	486,298
Truist Financial Corp.	16,306	954,716
Umpqua Holdings Corp.	2,998	57,682
Zions Bancorp NA	2,004	126,573

		4,880,663

Capital Markets (4.2%)
Ameriprise Financial, Inc.	1,389	419,006
Bank of New York Mellon Corp. (The)	10,017	581,787
BlackRock, Inc.‡	1,867	1,709,350
Charles Schwab Corp. (The)	17,780	1,495,298
CME Group, Inc.	4,404	1,006,138
FactSet Research Systems, Inc.	467	226,967
Franklin Resources, Inc.	3,565	119,392
Intercontinental Exchange, Inc.	6,902	943,986
Invesco Ltd.	4,458	102,623
Moody’s Corp.	2,064	806,157
Morgan Stanley	16,799	1,648,990
Northern Trust Corp.	2,443	292,207
S&P Global, Inc.	2,948	1,391,250
State Street Corp.	4,472	415,896
T. Rowe Price Group, Inc.	2,803	551,182

		11,710,229

Consumer Finance (0.8%)
Ally Financial, Inc.	4,358	207,484
American Express Co.	8,300	1,357,880
Discover Financial Services	3,658	422,719
Synchrony Financial	6,959	322,828

		2,310,911

Diversified Financial Services (0.1%)
Equitable Holdings, Inc.‡	4,511	147,916
Voya Financial, Inc.	1,358	90,049

		237,965

Insurance (2.1%)
Allstate Corp. (The)	3,610	424,716
Arthur J Gallagher & Co.	2,558	434,016
Chubb Ltd.	5,403	1,044,454
Hartford Financial Services Group, Inc. (The)	4,241	292,799
Lincoln National Corp.	2,128	145,257
Loews Corp.	2,662	153,757
Marsh & McLennan Cos., Inc.	6,189	1,075,772
Principal Financial Group, Inc.	3,221	232,975
Progressive Corp. (The)	7,172	736,206

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Prudential Financial, Inc.	4,715	$510,351
Travelers Cos., Inc. (The)	3,069	480,084
Willis Towers Watson plc	1,572	373,334

		5,903,721

Thrifts & Mortgage Finance (0.0%)
New York Community Bancorp, Inc.	5,747	70,171

Total Financials		25,113,660

Health Care (10.0%)
Biotechnology (2.5%)
AbbVie, Inc.	21,705	2,938,857
Amgen, Inc.	6,975	1,569,166
Biogen, Inc.*	1,814	435,215
BioMarin Pharmaceutical, Inc.*	2,226	196,667
Gilead Sciences, Inc.	15,374	1,116,306
Vertex Pharmaceuticals, Inc.*	3,209	704,696

		6,960,907

Health Care Equipment & Supplies (2.0%)
ABIOMED, Inc.*	552	198,262
Align Technology, Inc.*	917	602,634
Becton Dickinson and Co.	3,508	882,192
Cooper Cos., Inc. (The)	599	250,945
Dentsply Sirona, Inc.	2,639	147,230
Dexcom, Inc.*	1,193	640,581
Edwards Lifesciences Corp.*	7,665	993,001
Hologic, Inc.*	3,112	238,255
IDEXX Laboratories, Inc.*	1,049	690,724
Insulet Corp.*	841	223,765
ResMed, Inc.	1,790	466,259
STERIS plc	1,223	297,690

		5,631,538

Health Care Providers & Services (2.1%)
AmerisourceBergen Corp.	1,923	255,548
Anthem, Inc.	2,978	1,380,422
Cardinal Health, Inc.	3,603	185,519
Centene Corp.*	7,126	587,182
Cigna Corp.	4,153	953,653
DaVita, Inc.*	838	95,331
HCA Healthcare, Inc.	3,129	803,903
Henry Schein, Inc.*	1,731	134,204
Humana, Inc.	1,574	730,116
Laboratory Corp. of America Holdings*	1,191	374,224
MEDNAX, Inc.*	946	25,741
Patterson Cos., Inc.	1,269	37,245
Quest Diagnostics, Inc.	1,493	258,304
Select Medical Holdings Corp.	1,186	34,868

		5,856,260

Health Care Technology (0.2%)
Cerner Corp.	3,638	337,861
Teladoc Health, Inc.*	1,774	162,889

		500,750

Life Sciences Tools & Services (1.2%)
Agilent Technologies, Inc.	3,711	592,461
Bio-Techne Corp.	486	251,427
Illumina, Inc.*	1,812	689,357
IQVIA Holdings, Inc.*	2,371	668,954
Mettler-Toledo International, Inc.*	286	485,402
Waters Corp.*	749	279,078
West Pharmaceutical Services, Inc.	905	424,454

		3,391,133

Pharmaceuticals (2.0%)
Bristol-Myers Squibb Co.	27,279	1,700,846
Jazz Pharmaceuticals plc*	741	94,403
Merck & Co., Inc.	31,029	2,378,063
Zoetis, Inc.	5,811	1,418,058

		5,591,370

Total Health Care		27,931,958

Industrials (8.7%)
Aerospace & Defense (0.0%)
Spirit AeroSystems Holdings, Inc., Class A	1,432	61,705

Air Freight & Logistics (0.8%)
CH Robinson Worldwide, Inc.	1,595	171,670
Expeditors International of Washington, Inc.	2,106	282,814
United Parcel Service, Inc., Class B	8,917	1,911,270

		2,365,754

Airlines (0.0%)
Delta Air Lines, Inc.*	1,846	72,142
Southwest Airlines Co.*	1,818	77,883

		150,025

Building Products (1.1%)
A O Smith Corp.	1,600	137,360
Allegion plc	1,133	150,054
Builders FirstSource, Inc.*	2,432	208,447
Carrier Global Corp.	10,069	546,143
Fortune Brands Home & Security, Inc.	1,714	183,227
Johnson Controls International plc	8,741	710,731
Lennox International, Inc.	430	139,475
Masco Corp.	2,951	207,219
Owens Corning	1,269	114,844
Trane Technologies plc	2,895	584,877

		2,982,377

Commercial Services & Supplies (0.2%)
ACCO Brands Corp.	1,073	8,863
Copart, Inc.*	2,601	394,364
Deluxe Corp.	487	15,638
HNI Corp.	507	21,319
Interface, Inc.	734	11,707
Steelcase, Inc., Class A	767	8,989
Tetra Tech, Inc.	669	113,596

		574,476

Construction & Engineering (0.1%)
EMCOR Group, Inc.	635	80,893
Granite Construction, Inc.	585	22,639
Quanta Services, Inc.	1,695	194,349

		297,881

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Electrical Equipment (0.6%)
Acuity Brands, Inc.	430	$91,040
Eaton Corp. plc	4,898	846,472
Rockwell Automation, Inc.	1,436	500,948
Sensata Technologies Holding plc*	1,972	121,653

		1,560,113

Industrial Conglomerates (0.7%)
3M Co.	7,096	1,260,463
Roper Technologies, Inc.	1,299	638,926

		1,899,389

Machinery (2.7%)
AGCO Corp.	797	92,468
Caterpillar, Inc.	6,705	1,386,192
Cummins, Inc.	1,754	382,617
Deere & Co.	3,622	1,241,947
Dover Corp.	1,736	315,258
Flowserve Corp.	1,428	43,697
Fortive Corp.	4,159	317,290
Graco, Inc.	2,061	166,158
IDEX Corp.	958	226,394
Illinois Tool Works, Inc.	3,877	956,844
Lincoln Electric Holdings, Inc.	653	91,074
Meritor, Inc.*	833	20,642
Middleby Corp. (The)*	696	136,945
PACCAR, Inc.	4,234	373,693
Parker-Hannifin Corp.	1,588	505,174
Pentair plc	2,026	147,959
Snap-on, Inc.	678	146,028
Stanley Black & Decker, Inc.	1,997	376,674
Tennant Co.	204	16,532
Timken Co. (The)	863	59,797
Westinghouse Air Brake Technologies Corp.	2,252	207,432
Xylem, Inc.	2,239	268,501

		7,479,316

Professional Services (0.5%)
ASGN, Inc.*	612	75,521
Exponent, Inc.	662	77,275
Heidrick & Struggles International, Inc.	257	11,239
ICF International, Inc.	218	22,356
IHS Markit Ltd.	4,632	615,685
Kelly Services, Inc., Class A	381	6,389
ManpowerGroup, Inc.	618	60,150
Resources Connection, Inc.	361	6,440
Robert Half International, Inc.	1,337	149,102
TransUnion	2,367	280,679
TrueBlue, Inc.*	492	13,614

		1,318,450

Road & Rail (1.6%)
AMERCO	128	92,957
ArcBest Corp.	298	35,715
Avis Budget Group, Inc.*	610	126,496
CSX Corp.	27,765	1,043,964
Knight-Swift Transportation Holdings, Inc.	1,926	117,371
Norfolk Southern Corp.	3,017	898,191
Ryder System, Inc.	608	50,117
Union Pacific Corp.	8,000	2,015,440

		4,380,251

Trading Companies & Distributors (0.4%)
Air Lease Corp.	1,460	64,576
Applied Industrial Technologies, Inc.	449	46,112
Fastenal Co.	7,010	449,061
H&E Equipment Services, Inc.	391	17,309
United Rentals, Inc.*	890	295,738
WW Grainger, Inc.	554	287,105

		1,159,901

Total Industrials		24,229,638

Information Technology (34.3%)
Communications Equipment (1.4%)
Cisco Systems, Inc.	51,613	3,270,716
CommScope Holding Co., Inc.*	2,701	29,819
F5, Inc.*	746	182,554
Motorola Solutions, Inc.	2,085	566,494
Plantronics, Inc.*	728	21,359

		4,070,942

Electronic Equipment, Instruments & Components (0.9%)
Cognex Corp.	2,241	174,260
Corning, Inc.	10,037	373,677
Flex Ltd.*	5,877	107,725
Itron, Inc.*	582	39,879
Keysight Technologies, Inc.*	2,264	467,539
TE Connectivity Ltd.	4,036	651,168
Trimble, Inc.*	3,114	271,510
Zebra Technologies Corp., Class A*	658	391,642

		2,477,400

IT Services (6.5%)
Accenture plc, Class A	7,788	3,228,516
Akamai Technologies, Inc.*	1,989	232,793
Automatic Data Processing, Inc.	5,203	1,282,956
Cognizant Technology Solutions Corp., Class A	6,464	573,486
International Business Machines Corp.	11,002	1,470,527
Mastercard, Inc., Class A	10,813	3,885,327
Okta, Inc.*	1,555	348,584
PayPal Holdings, Inc.*	13,680	2,579,774
Visa, Inc., Class A	20,707	4,487,414
Western Union Co. (The)	5,019	89,539

		18,178,916

Semiconductors & Semiconductor Equipment (7.9%)
Advanced Micro Devices, Inc.*	14,881	2,141,376
Analog Devices, Inc.	6,591	1,158,500
Applied Materials, Inc.	11,086	1,744,493
Intel Corp.	49,771	2,563,206
Lam Research Corp.	1,746	1,255,636
Microchip Technology, Inc.	6,744	587,133
NVIDIA Corp.	30,670	9,020,354
NXP Semiconductors NV	3,239	737,779
ON Semiconductor Corp.*	5,301	360,044

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Skyworks Solutions, Inc.	2,037	$316,020
Texas Instruments, Inc.	11,319	2,133,292

		22,017,833

Software (17.1%)
Adobe, Inc.*	5,849	3,316,734
ANSYS, Inc.*	1,071	429,600
Autodesk, Inc.*	2,705	760,619
Black Knight, Inc.*	1,913	158,569
Cadence Design Systems, Inc.*	3,374	628,745
Citrix Systems, Inc.	1,525	144,250
Coupa Software, Inc.*	898	141,929
Fair Isaac Corp.*	347	150,483
Fortinet, Inc.*	1,700	610,980
Guidewire Software, Inc.*	965	109,556
HubSpot, Inc.*	545	359,237
Intuit, Inc.	3,351	2,155,430
Microsoft Corp.	87,583	29,455,915
NortonLifeLock, Inc.	7,162	186,069
Nuance Communications, Inc.*	3,650	201,918
Oracle Corp.	20,548	1,791,991
Paycom Software, Inc.*	617	256,172
PTC, Inc.*	1,362	165,006
RingCentral, Inc., Class A*	945	177,046
salesforce.com, Inc.*	12,024	3,055,659
ServiceNow, Inc.*	2,428	1,576,039
Splunk, Inc.*	2,053	237,573
Synopsys, Inc.*	1,863	686,515
Teradata Corp.*	1,389	58,991
VMware, Inc., Class A	2,569	297,696
Workday, Inc., Class A*	2,339	638,968

		47,751,690

Technology Hardware, Storage & Peripherals (0.5%)
Dell Technologies, Inc., Class C*	3,378	189,742
Hewlett Packard Enterprise Co.	16,024	252,698
HP, Inc.	14,674	552,770
Seagate Technology Holdings plc	2,502	282,676
Xerox Holdings Corp.	1,625	36,790

		1,314,676

Total Information Technology		95,811,457

Materials (2.8%)
Chemicals (2.3%)
Air Products and Chemicals, Inc.	2,719	827,283
Albemarle Corp.	1,427	333,590
Axalta Coating Systems Ltd.*	2,420	80,150
Ecolab, Inc.	3,150	738,959
HB Fuller Co.	611	49,491
International Flavors & Fragrances, Inc.	3,094	466,111
Linde plc	6,333	2,193,941
Minerals Technologies, Inc.	394	28,821
Mosaic Co. (The)	4,481	176,058
PPG Industries, Inc.	2,938	506,629
Sherwin-Williams Co. (The)	3,081	1,085,005

		6,486,038

Containers & Packaging (0.3%)
Avery Dennison Corp.	1,015	219,819
Ball Corp.	4,011	386,139
Sealed Air Corp.	1,820	122,795
Sonoco Products Co.	1,160	67,152

		795,905

Metals & Mining (0.2%)
Compass Minerals International, Inc.	398	20,330
Newmont Corp.	9,798	607,672
Schnitzer Steel Industries, Inc., Class A	317	16,459

		644,461

Total Materials		7,926,404

Real Estate (3.6%)
Equity Real Estate Investment Trusts (REITs) (3.4%)
American Tower Corp. (REIT)	5,589	1,634,782
AvalonBay Communities, Inc. (REIT)	1,703	430,161
Boston Properties, Inc. (REIT)	1,869	215,271
Corporate Office Properties Trust (REIT)	1,228	34,347
Digital Realty Trust, Inc. (REIT)	3,481	615,684
Duke Realty Corp. (REIT)	4,650	305,226
Equinix, Inc. (REIT)	1,101	931,270
Equity Residential (REIT)	4,351	393,765
Federal Realty Investment Trust (REIT)	822	112,055
Healthpeak Properties, Inc. (REIT)	6,662	240,432
Host Hotels & Resorts, Inc. (REIT)*	8,987	156,284
Iron Mountain, Inc. (REIT)	3,546	185,562
Macerich Co. (The) (REIT)	2,457	42,457
PotlatchDeltic Corp. (REIT)	849	51,127
Prologis, Inc. (REIT)	9,053	1,524,163
SBA Communications Corp. (REIT)	1,346	523,621
Simon Property Group, Inc. (REIT)	4,018	641,956
UDR, Inc. (REIT)	3,733	223,943
Ventas, Inc. (REIT)	4,807	245,734
Welltower, Inc. (REIT)	5,162	442,745
Weyerhaeuser Co. (REIT)	9,211	379,309

		9,329,894

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	4,174	452,921
Jones Lang LaSalle, Inc.*	630	169,684
Realogy Holdings Corp.*	1,355	22,778

		645,383

Total Real Estate		9,975,277

Utilities (0.8%)
Electric Utilities (0.1%)
Eversource Energy	4,193	381,479

Gas Utilities (0.1%)
Atmos Energy Corp.	1,638	171,613
New Jersey Resources Corp.	1,232	50,586
UGI Corp.	2,644	121,386

		343,585

Independent Power and Renewable Electricity Producers (0.0%)
Ormat Technologies, Inc.	620	49,166

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Multi-Utilities (0.4%)
Avista Corp.	945	$40,153
Consolidated Edison, Inc.	4,347	370,886
MDU Resources Group, Inc.	2,301	70,963
Sempra Energy	3,919	518,406

		1,000,408

Water Utilities (0.2%)
American Water Works Co., Inc.	2,214	418,136
Essential Utilities, Inc.	2,900	155,701

		573,837

Total Utilities		2,348,475

Total Common Stocks (99.7%) (Cost $121,936,881)		278,457,112

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.0%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $111,595, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $113,827. (xx)	$111,595	111,595
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $10,240, collateralized by various Common Stocks; total market value $11,319. (xx)	10,240	10,240

Total Repurchase Agreements		121,835

Total Short-Term Investments (0.0%) (Cost $121,835)		121,835

Total Investments in Securities (99.7%) (Cost $122,058,716)		278,578,947
Other Assets Less Liabilities (0.3%)		815,064

Net Assets (100%)		$279,394,011

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $125,822. This was collateralized by $13,874 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $121,835 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	5,207	710,581	93,689	(15,720)	98	255,460	1,044,108	23,962	—
Capital Markets
BlackRock, Inc.	1,867	1,237,441	144,278	(24,177)	661	351,147	1,709,350	29,976	—
Diversified Financial Services
Equitable Holdings, Inc.	4,511	120,990	—	(6,946)	1,529	32,343	147,916	3,279	—

Total		2,069,012	237,967	(46,843)	2,288	638,950	2,901,374	57,217	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$28,409,086	$—	$—	$28,409,086
Consumer Discretionary	34,893,964	—	—	34,893,964
Consumer Staples	19,203,150	—	—	19,203,150
Energy	2,614,043	—	—	2,614,043
Financials	25,113,660	—	—	25,113,660
Health Care	27,931,958	—	—	27,931,958
Industrials	24,229,638	—	—	24,229,638
Information Technology	95,811,457	—	—	95,811,457
Materials	7,926,404	—	—	7,926,404
Real Estate	9,975,277	—	—	9,975,277
Utilities	2,348,475	—	—	2,348,475
Short-Term Investments
Repurchase Agreements	—	121,835	—	121,835

Total Assets	$278,457,112	$121,835	$—	$278,578,947

Total Liabilities	$—	$—	$—	$—

Total	$278,457,112	$121,835	$—	$278,578,947

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 23%)*	$40,680,473
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 32%)*	$23,973,638

*  During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$159,134,324
Aggregate gross unrealized depreciation	(2,570,788)

Net unrealized appreciation	$156,563,536

Federal income tax cost of investments in securities and derivative instruments, if applicable	$122,015,411

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $1,083,619)	$2,901,374
Unaffiliated Issuers (Cost $120,853,262)	275,555,738
Repurchase Agreements (Cost $121,835)	121,835
Cash	1,165,141
Dividends, interest and other receivables	178,946
Receivable for Portfolio shares sold	75,270
Securities lending income receivable	30
Other assets	822

Total assets	279,999,156

LIABILITIES
Payable for Portfolio shares redeemed	221,205
Payable for return of collateral on securities loaned	121,835
Investment management fees payable	115,838
Distribution fees payable – Class IB	56,856
Administrative fees payable	21,097
Distribution fees payable – Class IA	1,063
Accrued expenses	67,251

Total liabilities	605,145

NET ASSETS	$279,394,011

Net assets were comprised of:
Paid in capital	$122,838,470
Total distributable earnings (loss)	156,555,541

Net assets	$279,394,011

Class IA
Net asset value, offering and redemption price per share, $5,131,518 / 243,811 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.05

Class IB
Net asset value, offering and redemption price per share, $274,262,493 / 13,312,847 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.60

(x)	Includes value of securities on loan of $125,822.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($57,217 of dividend income received from affiliates) (net of $277 foreign withholding tax)	$3,366,497
Interest	421
Securities lending (net)	4,514

Total income	3,371,432

EXPENSES
Investment management fees	1,193,709
Distribution fees – Class IB	585,276
Administrative fees	219,090
Professional fees	53,310
Custodian fees	47,900
Printing and mailing expenses	27,148
Distribution fees – Class IA	11,578
Trustees’ fees	6,347
Miscellaneous	2,918

Total expenses	2,147,276

NET INVESTMENT INCOME (LOSS)	1,224,156

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($2,288 realized gain (loss) from affiliates)	2,712,900
Net change in unrealized appreciation (depreciation) on investments in securities ($638,950 of change in unrealized appreciation (depreciation) from affiliates)	58,648,414

NET REALIZED AND UNREALIZED GAIN (LOSS)	61,361,314

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$62,585,470

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,224,156	$1,404,852
Net realized gain (loss)	2,712,900	5,396,635
Net change in unrealized appreciation (depreciation)	58,648,414	26,510,389

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	62,585,470	33,311,876

Distributions to shareholders:
Class IA	(79,059)	(166,631)
Class IB	(4,311,268)	(7,584,270)

Total distributions to shareholders	(4,390,327)	(7,750,901)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 24,419 and 28,127 shares, respectively ]	455,502	445,380
Capital shares issued in reinvestment of dividends and distributions [ 3,836 and 10,530 shares, respectively ]	79,059	166,631
Capital shares repurchased [ (55,242) and (35,805) shares, respectively ]	(987,313)	(510,752)

Total Class IA transactions	(452,752)	101,259

Class IB
Capital shares sold [ 2,327,101 and 1,378,864 shares, respectively ]	43,437,443	19,408,705
Capital shares issued in reinvestment of dividends and distributions [ 213,709 and 489,697 shares, respectively ]	4,311,268	7,584,270
Capital shares repurchased [ (1,465,836) and (2,195,384) shares, respectively ]	(27,184,405)	(30,720,598)

Total Class IB transactions	20,564,306	(3,727,623)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	20,111,554	(3,626,364)

TOTAL INCREASE (DECREASE) IN NET ASSETS	78,306,697	21,934,611
NET ASSETS:
Beginning of year	201,087,314	179,152,703

End of year	$279,394,011	$201,087,314

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.41	$14.24	$11.20	$12.14	$11.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.12	0.12	0.12	0.13
Net realized and unrealized gain (loss)	4.87	2.69	3.26	(0.61)	2.14

Total from investment operations	4.97	2.81	3.38	(0.49)	2.27

Less distributions:
Dividends from net investment income	(0.09)	(0.11)	(0.12)	(0.12)	(0.12)
Distributions from net realized gains	(0.24)	(0.53)	(0.22)	(0.33)	(1.86)

Total dividends and distributions	(0.33)	(0.64)	(0.34)	(0.45)	(1.98)

Net asset value, end of year	$21.05	$16.41	$14.24	$11.20	$12.14

Total return	30.33%	19.96%	30.24%	(4.37)%	20.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,132	$4,444	$3,816	$3,158	$3,626
Ratio of expenses to average net assets:
After waivers (f)	0.90%	0.93%	0.94%	0.93%	0.94%
Before waivers (f)	0.90%	0.93%	0.94%	0.93%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.51%	0.81%	0.91%	0.98%	1.08%
Before waivers (f)	0.51%	0.81%	0.91%	0.98%	1.08%
Portfolio turnover rate^	10%	7%	12%	10%	13%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.07	$13.95	$10.98	$11.91	$11.66

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.12	0.12	0.12	0.13
Net realized and unrealized gain (loss)	4.76	2.64	3.19	(0.60)	2.10

Total from investment operations	4.86	2.76	3.31	(0.48)	2.23

Less distributions:
Dividends from net investment income	(0.09)	(0.11)	(0.12)	(0.12)	(0.12)
Distributions from net realized gains	(0.24)	(0.53)	(0.22)	(0.33)	(1.86)

Total dividends and distributions	(0.33)	(0.64)	(0.34)	(0.45)	(1.98)

Net asset value, end of year	$20.60	$16.07	$13.95	$10.98	$11.91

Total return	30.29%	20.01%	30.21%	(4.37)%	20.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$274,262	$196,643	$175,337	$137,180	$146,723
Ratio of expenses to average net assets:
After waivers (f)	0.90%	0.93%	0.94%	0.93%	0.94%
Before waivers (f)	0.90%	0.93%	0.94%	0.93%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.51%	0.81%	0.91%	0.98%	1.07%
Before waivers (f)	0.51%	0.81%	0.91%	0.98%	1.07%
Portfolio turnover rate^	10%	7%	12%	10%	13%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.
➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class K Shares	27.86%	17.13%	15.44%
S&P 500® Index	28.71	18.47	16.55

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 27.86% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 28.71% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance were Information Technology, Consumer Discretionary, Health Care, Consumer Staples and Industrials.

•	The stocks that contributed most to performance were Microsoft, Apple, Alphabet A-Shares, Alphabet C-Shares and JPMorgan Chase

What hurt performance during the year:

•	No sector detracted from performance.

•	The stocks that detracted most from performance were Disney, Paypal, Moderna, Global Payments and Activision Blizzard.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	26.4%
Health Care	12.1
Consumer Discretionary	11.4
Financials	9.7
Communication Services	9.2
Industrials	7.1
Consumer Staples	5.3
Investment Company	3.9
Real Estate	2.5
Energy	2.4
Materials	2.3
Utilities	2.3
Repurchase Agreements	0.0 #
Cash and Other	5.4

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class K
Actual	$1,000.00	$1,113.20	$3.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.33	2.91

* Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.57%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.2%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc.	575,783	$14,164,262
Lumen Technologies, Inc.	71,138	892,782
Verizon Communications, Inc.	335,035	17,408,418

		32,465,462

Entertainment (1.5%)
Activision Blizzard, Inc.	62,513	4,158,990
Electronic Arts, Inc.	22,710	2,995,449
Live Nation Entertainment, Inc.*	10,677	1,277,930
Netflix, Inc.*	35,824	21,581,811
Take-Two Interactive Software, Inc.*	9,053	1,608,899
Walt Disney Co. (The)*	146,857	22,746,681

		54,369,760

Interactive Media & Services (5.7%)
Alphabet, Inc., Class A*	24,324	70,467,601
Alphabet, Inc., Class C*	22,656	65,557,175
Match Group, Inc.*	22,833	3,019,664
Meta Platforms, Inc., Class A*	191,109	64,279,512
Twitter, Inc.*	65,382	2,825,810

		206,149,762

Media (0.9%)
Charter Communications, Inc., Class A*	9,976	6,504,053
Comcast Corp., Class A	367,196	18,480,975
Discovery, Inc., Class A (x)*	14,023	330,101
Discovery, Inc., Class C*	24,820	568,378
DISH Network Corp., Class A*	20,606	668,459
Fox Corp., Class A	25,935	957,001
Fox Corp., Class B	12,039	412,577
Interpublic Group of Cos., Inc. (The)	31,268	1,170,986
News Corp., Class A	33,725	752,405
News Corp., Class B	9,683	217,867
Omnicom Group, Inc.	17,004	1,245,883
ViacomCBS, Inc.	47,477	1,432,856

		32,741,541

Wireless Telecommunication Services (0.2%)
T-Mobile US, Inc.*	47,205	5,474,836

Total Communication Services		331,201,361

Consumer Discretionary (11.4%)
Auto Components (0.1%)
Aptiv plc*	21,934	3,618,013
BorgWarner, Inc.	19,696	887,699

		4,505,712

Automobiles (2.3%)
Ford Motor Co.	315,979	6,562,884
General Motors Co.*	116,796	6,847,749
Tesla, Inc.*	65,710	69,441,014

		82,851,647

Distributors (0.1%)
Genuine Parts Co.	11,541	1,618,048
LKQ Corp.	21,242	1,275,157
Pool Corp.	3,204	1,813,464

		4,706,669

Hotels, Restaurants & Leisure (1.8%)
Booking Holdings, Inc.*	3,314	7,951,048
Caesars Entertainment, Inc.*	17,309	1,618,911
Carnival Corp. (x)*	66,980	1,347,638
Chipotle Mexican Grill, Inc.*	2,266	3,961,534
Darden Restaurants, Inc.	10,144	1,528,092
Domino’s Pizza, Inc.	2,872	1,620,756
Expedia Group, Inc.*	11,870	2,145,146
Hilton Worldwide Holdings, Inc.*	22,097	3,446,911
Las Vegas Sands Corp.*	28,070	1,056,555
Marriott International, Inc., Class A*	22,391	3,699,889
McDonald’s Corp.	60,356	16,179,633
MGM Resorts International	30,535	1,370,411
Norwegian Cruise Line Holdings Ltd. (x)*	28,728	595,819
Penn National Gaming, Inc.*	13,636	707,027
Royal Caribbean Cruises Ltd.*	18,087	1,390,890
Starbucks Corp.	95,525	11,173,559
Wynn Resorts Ltd.*	8,584	729,983
Yum! Brands, Inc.	23,496	3,262,655

		63,786,457

Household Durables (0.4%)
DR Horton, Inc.	26,249	2,846,704
Garmin Ltd.	12,284	1,672,712
Lennar Corp., Class A	21,582	2,506,965
Mohawk Industries, Inc.*	4,519	823,271
Newell Brands, Inc.	29,691	648,452
NVR, Inc.*	266	1,571,759
PulteGroup, Inc.	20,022	1,144,458
Whirlpool Corp.	4,822	1,131,531

		12,345,852

Internet & Direct Marketing Retail (3.4%)
Amazon.com, Inc.*	35,244	117,515,479
eBay, Inc.	50,451	3,354,992
Etsy, Inc.*	10,216	2,236,691

		123,107,162

Leisure Products (0.0%)
Hasbro, Inc.	9,954	1,013,118

Multiline Retail (0.5%)
Dollar General Corp.	18,658	4,400,116
Dollar Tree, Inc.*	17,942	2,521,210
Target Corp.	39,413	9,121,745

		16,043,071

Specialty Retail (2.2%)
Advance Auto Parts, Inc.	4,984	1,195,562
AutoZone, Inc.*	1,710	3,584,827
Bath & Body Works, Inc.	21,582	1,506,208
Best Buy Co., Inc.	17,795	1,807,972
CarMax, Inc.*	12,925	1,683,223
Gap, Inc. (The)	17,674	311,946

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Home Depot, Inc. (The)	85,205	$35,360,927
Lowe’s Cos., Inc.	55,923	14,454,977
O’Reilly Automotive, Inc.*	5,452	3,850,366
Ross Stores, Inc.	28,701	3,279,950
TJX Cos., Inc. (The)	97,015	7,365,379
Tractor Supply Co.	9,220	2,199,892
Ulta Beauty, Inc.*	4,396	1,812,646

		78,413,875

Textiles, Apparel & Luxury Goods (0.6%)
NIKE, Inc., Class B	103,431	17,238,845
PVH Corp.	5,670	604,705
Ralph Lauren Corp.	4,153	493,626
Tapestry, Inc.	21,690	880,614
Under Armour, Inc., Class A*	14,486	306,958
Under Armour, Inc., Class C*	16,119	290,787
VF Corp.	26,202	1,918,510

		21,734,045

Total Consumer Discretionary		408,507,608

Consumer Staples (5.3%)
Beverages (1.3%)
Brown-Forman Corp., Class B	14,448	1,052,681
Coca-Cola Co. (The)	314,343	18,612,249
Constellation Brands, Inc., Class A	13,274	3,331,376
Molson Coors Beverage Co., Class B	15,865	735,343
Monster Beverage Corp.*	30,074	2,888,307
PepsiCo, Inc.	111,857	19,430,679

		46,050,635

Food & Staples Retailing (1.3%)
Costco Wholesale Corp.	35,694	20,263,484
Kroger Co. (The)	55,430	2,508,762
Sysco Corp.	41,271	3,241,837
Walgreens Boots Alliance, Inc.	57,610	3,004,937
Walmart, Inc.	114,604	16,582,053

		45,601,073

Food Products (0.8%)
Archer-Daniels-Midland Co.	45,137	3,050,810
Campbell Soup Co.	17,205	747,729
Conagra Brands, Inc.	37,739	1,288,787
General Mills, Inc.	49,159	3,312,333
Hershey Co. (The)	11,536	2,231,870
Hormel Foods Corp.	23,543	1,149,134
J M Smucker Co. (The)	9,003	1,222,787
Kellogg Co.	20,440	1,316,745
Kraft Heinz Co. (The)	57,851	2,076,851
Lamb Weston Holdings, Inc.	10,985	696,229
McCormick & Co., Inc. (Non-Voting)	20,527	1,983,113
Mondelez International, Inc., Class A	112,492	7,459,345
Tyson Foods, Inc., Class A	23,168	2,019,323

		28,555,056

Household Products (1.2%)
Church & Dwight Co., Inc.	19,763	2,025,707
Clorox Co. (The)	9,843	1,716,225
Colgate-Palmolive Co.	68,093	5,811,057
Kimberly-Clark Corp.	27,018	3,861,413
Procter & Gamble Co. (The)	195,184	31,928,199

		45,342,601

Personal Products (0.2%)
Estee Lauder Cos., Inc. (The), Class A	18,724	6,931,625

Tobacco (0.5%)
Altria Group, Inc.	148,282	7,027,084
Philip Morris International, Inc.	125,618	11,933,710

		18,960,794

Total Consumer Staples		191,441,784

Energy (2.4%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	71,590	1,722,455
Halliburton Co.	73,912	1,690,367
Schlumberger NV	113,411	3,396,660

		6,809,482

Oil, Gas & Consumable Fuels (2.2%)
APA Corp.	28,628	769,807
Chevron Corp.#	155,582	18,257,548
ConocoPhillips	106,406	7,680,385
Coterra Energy, Inc.	67,594	1,284,286
Devon Energy Corp.	49,823	2,194,703
Diamondback Energy, Inc.	13,592	1,465,897
EOG Resources, Inc.	47,199	4,192,687
Exxon Mobil Corp.	342,166	20,937,137
Hess Corp.	22,737	1,683,220
Kinder Morgan, Inc.	154,879	2,456,381
Marathon Oil Corp.	65,342	1,072,916
Marathon Petroleum Corp.	49,608	3,174,416
Occidental Petroleum Corp.	70,854	2,054,057
ONEOK, Inc.	36,492	2,144,270
Phillips 66	35,227	2,552,548
Pioneer Natural Resources Co.	18,587	3,380,604
Valero Energy Corp.	32,926	2,473,072
Williams Cos., Inc. (The)	98,315	2,560,123

		80,334,057

Total Energy		87,143,539

Financials (9.7%)
Banks (3.6%)
Bank of America Corp.	581,495	25,870,713
Citigroup, Inc.	160,130	9,670,251
Citizens Financial Group, Inc.	34,489	1,629,605
Comerica, Inc.	10,672	928,464
Fifth Third Bancorp	55,549	2,419,159
First Republic Bank	14,592	3,013,394
Huntington Bancshares, Inc.	115,154	1,775,675
JPMorgan Chase & Co.	238,591	37,780,885
KeyCorp	75,630	1,749,322
M&T Bank Corp.	10,648	1,635,320
People’s United Financial, Inc.	31,609	563,272
PNC Financial Services Group, Inc. (The)‡	33,909	6,799,433
Regions Financial Corp.	78,968	1,721,502
Signature Bank	4,905	1,586,620
SVB Financial Group*	4,739	3,214,179

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Truist Financial Corp.	107,519	$6,295,238
US Bancorp	109,630	6,157,917
Wells Fargo & Co.	321,894	15,444,474
Zions Bancorp NA	12,858	812,111

		129,067,534

Capital Markets (2.7%)
Ameriprise Financial, Inc.	8,945	2,698,349
Bank of New York Mellon Corp. (The)	61,246	3,557,168
BlackRock, Inc.‡	11,549	10,573,802
Cboe Global Markets, Inc.	8,904	1,161,082
Charles Schwab Corp. (The)	121,879	10,250,024
CME Group, Inc.	28,982	6,621,228
FactSet Research Systems, Inc.	3,046	1,480,386
Franklin Resources, Inc.	21,531	721,073
Goldman Sachs Group, Inc. (The)	27,384	10,475,749
Intercontinental Exchange, Inc.	45,341	6,201,288
Invesco Ltd.	27,799	639,933
MarketAxess Holdings, Inc.	3,123	1,284,396
Moody’s Corp.	13,081	5,109,177
Morgan Stanley	115,827	11,369,578
MSCI, Inc.	6,649	4,073,776
Nasdaq, Inc.	9,563	2,008,326
Northern Trust Corp.	16,661	1,992,822
Raymond James Financial, Inc.	15,309	1,537,024
S&P Global, Inc.	19,447	9,177,623
State Street Corp.	29,456	2,739,408
T. Rowe Price Group, Inc.	18,156	3,570,196

		97,242,408

Consumer Finance (0.5%)
American Express Co.	50,605	8,278,978
Capital One Financial Corp.	34,301	4,976,732
Discover Financial Services	23,747	2,744,204
Synchrony Financial	44,180	2,049,510

		18,049,424

Diversified Financial Services (1.2%)
Berkshire Hathaway, Inc., Class B*	147,883	44,217,017

Insurance (1.7%)
Aflac, Inc.	49,039	2,863,387
Allstate Corp. (The)	23,032	2,709,715
American International Group, Inc.	66,978	3,808,369
Aon plc, Class A	17,841	5,362,291
Arthur J Gallagher & Co.	16,941	2,874,379
Assurant, Inc.	4,648	724,437
Brown & Brown, Inc.	19,041	1,338,201
Chubb Ltd.	34,813	6,729,701
Cincinnati Financial Corp.	12,131	1,382,085
Everest Re Group Ltd.	3,268	895,170
Globe Life, Inc.	7,011	657,071
Hartford Financial Services Group, Inc. (The)	27,232	1,880,097
Lincoln National Corp.	13,999	955,572
Loews Corp.	16,544	955,581
Marsh & McLennan Cos., Inc.	40,720	7,077,950
MetLife, Inc.	57,928	3,619,921
Principal Financial Group, Inc.	19,384	1,402,045
Progressive Corp. (The)	47,100	4,834,815
Prudential Financial, Inc.	30,153	3,263,761
Travelers Cos., Inc. (The)	19,899	3,112,801
W R Berkley Corp.	11,063	911,481
Willis Towers Watson plc	10,079	2,393,662

		59,752,492

Total Financials		348,328,875

Health Care (12.1%)
Biotechnology (1.6%)
AbbVie, Inc.	142,910	19,350,014
Amgen, Inc.	45,302	10,191,591
Biogen, Inc.*	11,691	2,804,905
Gilead Sciences, Inc.	101,034	7,336,079
Incyte Corp.*	14,788	1,085,439
Moderna, Inc.*	28,584	7,259,764
Regeneron Pharmaceuticals, Inc.*	8,584	5,420,968
Vertex Pharmaceuticals, Inc.*	20,340	4,466,664

		57,915,424

Health Care Equipment & Supplies (2.7%)
Abbott Laboratories	142,772	20,093,731
ABIOMED, Inc.*	3,637	1,306,301
Align Technology, Inc.*	5,914	3,886,563
Baxter International, Inc.	40,177	3,448,794
Becton Dickinson and Co.	23,178	5,828,804
Boston Scientific Corp.*	114,621	4,869,100
Cooper Cos., Inc. (The)	3,894	1,631,352
Dentsply Sirona, Inc.	17,253	962,545
Dexcom, Inc.*	7,808	4,192,506
Edwards Lifesciences Corp.*	50,226	6,506,778
Hologic, Inc.*	20,916	1,601,329
IDEXX Laboratories, Inc.*	6,876	4,527,571
Intuitive Surgical, Inc.*	28,798	10,347,121
Medtronic plc	108,982	11,274,188
ResMed, Inc.	11,885	3,095,805
STERIS plc	8,037	1,956,286
Stryker Corp.	27,086	7,243,338
Teleflex, Inc.	3,848	1,263,991
Zimmer Biomet Holdings, Inc.	17,128	2,175,941

		96,212,044

Health Care Providers & Services (2.5%)
AmerisourceBergen Corp.	12,064	1,603,185
Anthem, Inc.	19,670	9,117,832
Cardinal Health, Inc.	22,118	1,138,856
Centene Corp.*	47,073	3,878,815
Cigna Corp.	26,801	6,154,314
CVS Health Corp.	106,902	11,028,010
DaVita, Inc.*	5,112	581,541
HCA Healthcare, Inc.	19,328	4,965,750
Henry Schein, Inc.*	10,661	826,547
Humana, Inc.	10,368	4,809,301
Laboratory Corp. of America Holdings*	7,663	2,407,791
McKesson Corp.	12,264	3,048,462
Quest Diagnostics, Inc.	10,006	1,731,138
UnitedHealth Group, Inc.	76,130	38,227,918
Universal Health Services, Inc., Class B	5,979	775,237

		90,294,697

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Health Care Technology (0.1%)
Cerner Corp.	24,278	$2,254,698

Life Sciences Tools & Services (1.8%)
Agilent Technologies, Inc.	24,337	3,885,402
Bio-Rad Laboratories, Inc., Class A*	1,786	1,349,448
Bio-Techne Corp.	3,251	1,681,872
Charles River Laboratories International, Inc.*	4,123	1,553,464
Danaher Corp.	51,491	16,941,054
Illumina, Inc.*	12,604	4,795,066
IQVIA Holdings, Inc.*	15,436	4,355,113
Mettler-Toledo International, Inc.*	1,837	3,117,775
PerkinElmer, Inc.	10,162	2,043,172
Thermo Fisher Scientific, Inc.	31,856	21,255,597
Waters Corp.*	4,940	1,840,644
West Pharmaceutical Services, Inc.	5,876	2,755,903

		65,574,510

Pharmaceuticals (3.4%)
Bristol-Myers Squibb Co.	178,915	11,155,350
Catalent, Inc.*	13,693	1,753,115
Eli Lilly and Co.	64,239	17,744,096
Johnson & Johnson	212,548	36,360,586
Merck & Co., Inc.	203,867	15,624,367
Organon & Co.	21,720	661,374
Pfizer, Inc.	453,245	26,764,117
Viatris, Inc.	98,390	1,331,217
Zoetis, Inc.	38,156	9,311,209

		120,705,431

Total Health Care		432,956,804

Industrials (7.1%)
Aerospace & Defense (1.2%)
Boeing Co. (The)*	44,768	9,012,694
General Dynamics Corp.	18,729	3,904,434
Howmet Aerospace, Inc.	29,643	943,537
Huntington Ingalls Industries, Inc.	3,358	627,073
L3Harris Technologies, Inc.	15,953	3,401,818
Lockheed Martin Corp.	19,887	7,068,039
Northrop Grumman Corp.	12,103	4,684,708
Raytheon Technologies Corp.	120,318	10,354,567
Textron, Inc.	17,360	1,340,192
TransDigm Group, Inc.*	4,284	2,725,823

		44,062,885

Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	10,327	1,111,495
Expeditors International of Washington, Inc.	13,294	1,785,251
FedEx Corp.	19,743	5,106,329
United Parcel Service, Inc., Class B	58,999	12,645,846

		20,648,921

Airlines (0.2%)
Alaska Air Group, Inc.*	9,128	475,569
American Airlines Group, Inc. (x)*	51,959	933,184
Delta Air Lines, Inc.*	51,341	2,006,406
Southwest Airlines Co.*	48,482	2,076,969
United Airlines Holdings, Inc.*	26,267	1,149,969

		6,642,097

Building Products (0.5%)
A O Smith Corp.	10,666	915,676
Allegion plc	7,111	941,780
Carrier Global Corp.	69,666	3,778,684
Fortune Brands Home & Security, Inc.	11,000	1,175,900
Johnson Controls International plc	56,706	4,610,765
Masco Corp.	19,904	1,397,659
Trane Technologies plc	19,164	3,871,703

		16,692,167

Commercial Services & Supplies (0.4%)
Cintas Corp.	7,194	3,188,165
Copart, Inc.*	17,459	2,647,133
Republic Services, Inc.	16,902	2,356,984
Rollins, Inc.	18,781	642,498
Waste Management, Inc.	30,802	5,140,854

		13,975,634

Construction & Engineering (0.0%)
Quanta Services, Inc.	11,253	1,290,269

Electrical Equipment (0.5%)
AMETEK, Inc.	18,500	2,720,240
Eaton Corp. plc	32,042	5,537,499
Emerson Electric Co.	48,071	4,469,161
Generac Holdings, Inc.*	5,078	1,787,050
Rockwell Automation, Inc.	9,264	3,231,746

		17,745,696

Industrial Conglomerates (0.9%)
3M Co.	46,575	8,273,117
General Electric Co.	88,436	8,354,549
Honeywell International, Inc.	55,586	11,590,237
Roper Technologies, Inc.	8,617	4,238,358

		32,456,261

Machinery (1.4%)
Caterpillar, Inc.	43,616	9,017,172
Cummins, Inc.	11,519	2,512,755
Deere & Co.	22,798	7,817,206
Dover Corp.	11,598	2,106,197
Fortive Corp.	29,415	2,244,070
IDEX Corp. (x)	6,185	1,461,639
Illinois Tool Works, Inc.	23,114	5,704,535
Ingersoll Rand, Inc.	33,182	2,052,970
Otis Worldwide Corp.	34,055	2,965,169
PACCAR, Inc.	27,904	2,462,807
Parker-Hannifin Corp.	10,579	3,365,392
Pentair plc	13,489	985,102
Snap-on, Inc.	4,160	895,981
Stanley Black & Decker, Inc.	13,131	2,476,769
Westinghouse Air Brake Technologies Corp.#	14,629	1,347,477
Xylem, Inc.	14,330	1,718,454

		49,133,695

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Professional Services (0.4%)
Equifax, Inc.	9,834	$2,879,297
IHS Markit Ltd.	32,025	4,256,763
Jacobs Engineering Group, Inc.	10,828	1,507,582
Leidos Holdings, Inc.	10,792	959,409
Nielsen Holdings plc	30,759	630,867
Robert Half International, Inc.	8,962	999,442
Verisk Analytics, Inc.	12,961	2,964,570

		14,197,930

Road & Rail (0.8%)
CSX Corp.	178,853	6,724,873
JB Hunt Transport Services, Inc.	6,719	1,373,363
Norfolk Southern Corp.	19,582	5,829,757
Old Dominion Freight Line, Inc.	7,568	2,712,220
Union Pacific Corp.	51,891	13,072,900

		29,713,113

Trading Companies & Distributors (0.2%)
Fastenal Co.	46,286	2,965,081
United Rentals, Inc.*	5,811	1,930,937
WW Grainger, Inc.	3,527	1,827,833

		6,723,851

Total Industrials		253,282,519

Information Technology (26.4%)
Communications Equipment (0.8%)
Arista Networks, Inc.*	18,410	2,646,438
Cisco Systems, Inc.	340,957	21,606,445
F5, Inc.*	4,696	1,149,158
Juniper Networks, Inc.	26,330	940,244
Motorola Solutions, Inc.	13,587	3,691,588

		30,033,873

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	48,114	4,208,050
CDW Corp.	10,993	2,251,147
Corning, Inc.	62,455	2,325,200
IPG Photonics Corp.*	2,632	453,072
Keysight Technologies, Inc.*	15,084	3,114,997
TE Connectivity Ltd.	26,349	4,251,148
Teledyne Technologies, Inc.*	3,666	1,601,639
Trimble, Inc.*	20,455	1,783,471
Zebra Technologies Corp., Class A*	4,314	2,567,693

		22,556,417

IT Services (4.1%)
Accenture plc, Class A	50,920	21,108,886
Akamai Technologies, Inc.*	12,702	1,486,642
Automatic Data Processing, Inc.	34,052	8,396,542
Broadridge Financial Solutions, Inc.	9,510	1,738,618
Cognizant Technology Solutions Corp., Class A	42,241	3,747,622
DXC Technology Co.*	19,641	632,244
EPAM Systems, Inc.*	4,567	3,052,811
Fidelity National Information Services, Inc.	49,329	5,384,260
Fiserv, Inc.*	47,877	4,969,154
FleetCor Technologies, Inc.*	6,456	1,445,111
Gartner, Inc.*	6,547	2,188,793
Global Payments, Inc.	23,491	3,175,513
International Business Machines Corp.	72,243	9,655,999
Jack Henry & Associates, Inc.	6,001	1,002,107
Mastercard, Inc., Class A	69,903	25,117,546
Paychex, Inc.	26,178	3,573,297
PayPal Holdings, Inc.*	95,072	17,928,678
VeriSign, Inc.*	7,778	1,974,212
Visa, Inc., Class A	135,422	29,347,302

		145,925,337

Semiconductors & Semiconductor Equipment (5.8%)
Advanced Micro Devices, Inc.*	97,068	13,968,085
Analog Devices, Inc.	43,302	7,611,193
Applied Materials, Inc.	72,857	11,464,778
Broadcom, Inc.	33,242	22,119,559
Enphase Energy, Inc.*	10,815	1,978,496
Intel Corp.	328,481	16,916,772
KLA Corp.	12,328	5,302,396
Lam Research Corp.	11,400	8,198,310
Microchip Technology, Inc.	44,792	3,899,592
Micron Technology, Inc.	90,512	8,431,193
Monolithic Power Systems, Inc.	3,495	1,724,188
NVIDIA Corp.	201,903	59,381,691
NXP Semiconductors NV	21,395	4,873,353
Qorvo, Inc.*	8,922	1,395,312
QUALCOMM, Inc.	90,350	16,522,304
Skyworks Solutions, Inc.	13,096	2,031,713
SolarEdge Technologies, Inc.*	4,250	1,192,423
Teradyne, Inc.	13,089	2,140,444
Texas Instruments, Inc.	74,755	14,089,075
Xilinx, Inc.	19,983	4,236,995

		207,477,872

Software (8.6%)
Adobe, Inc.*	38,455	21,806,292
ANSYS, Inc.*	7,140	2,863,997
Autodesk, Inc.*	17,758	4,993,372
Cadence Design Systems, Inc.*	22,557	4,203,497
Ceridian HCM Holding, Inc.*	11,046	1,153,865
Citrix Systems, Inc.	9,848	931,522
Fortinet, Inc.*	11,092	3,986,465
Intuit, Inc.	22,908	14,734,884
Microsoft Corp.	606,201	203,877,520
NortonLifeLock, Inc.	48,316	1,255,249
Oracle Corp.	130,211	11,355,701
Paycom Software, Inc.*	3,884	1,612,598
PTC, Inc.*	8,498	1,029,533
salesforce.com, Inc.*	79,060	20,091,518
ServiceNow, Inc.*	16,098	10,449,373
Synopsys, Inc.*	12,338	4,546,553
Tyler Technologies, Inc.*	3,325	1,788,684

		310,680,623

Technology Hardware, Storage & Peripherals (6.5%)
Apple, Inc.	1,258,386	223,451,602
Hewlett Packard Enterprise Co.	105,362	1,661,559
HP, Inc.	93,042	3,504,892
NetApp, Inc.	18,493	1,701,171

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Seagate Technology Holdings plc	16,022	$1,810,166
Western Digital Corp.*	25,074	1,635,075

		233,764,465

Total Information Technology		950,438,587

Materials (2.3%)
Chemicals (1.6%)
Air Products and Chemicals, Inc.	17,859	5,433,779
Albemarle Corp.	9,389	2,194,867
Celanese Corp.	8,794	1,477,920
CF Industries Holdings, Inc.	17,878	1,265,405
Corteva, Inc.	59,217	2,799,780
Dow, Inc.	59,306	3,363,836
DuPont de Nemours, Inc.	41,166	3,325,389
Eastman Chemical Co.	10,893	1,317,073
Ecolab, Inc.	20,078	4,710,098
FMC Corp.	10,180	1,118,680
International Flavors & Fragrances, Inc.	20,643	3,109,868
Linde plc	41,351	14,325,227
LyondellBasell Industries NV, Class A	20,734	1,912,297
Mosaic Co. (The)	30,094	1,182,393
PPG Industries, Inc.	19,429	3,350,337
Sherwin-Williams Co. (The)	19,540	6,881,206

		57,768,155

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	5,015	2,209,208
Vulcan Materials Co.	10,657	2,212,180

		4,421,388

Containers & Packaging (0.3%)
Amcor plc	123,147	1,478,996
Avery Dennison Corp.	6,778	1,467,911
Ball Corp.	25,790	2,482,803
International Paper Co.	31,277	1,469,393
Packaging Corp. of America	8,020	1,091,923
Sealed Air Corp.	12,080	815,038
Westrock Co.	21,750	964,830

		9,770,894

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.	118,085	4,927,687
Newmont Corp.	64,131	3,977,405
Nucor Corp.	22,909	2,615,062

		11,520,154

Total Materials		83,480,591

Real Estate (2.5%)
Equity Real Estate Investment Trusts (REITs) (2.4%)
Alexandria Real Estate Equities, Inc. (REIT)	11,279	2,514,766
American Tower Corp. (REIT)	36,944	10,806,120
AvalonBay Communities, Inc. (REIT)	11,282	2,849,720
Boston Properties, Inc. (REIT)	11,501	1,324,685
Crown Castle International Corp. (REIT)	34,853	7,275,215
Digital Realty Trust, Inc. (REIT)	23,067	4,079,860
Duke Realty Corp. (REIT)	30,509	2,002,611
Equinix, Inc. (REIT)	7,323	6,194,086
Equity Residential (REIT)	27,671	2,504,226
Essex Property Trust, Inc. (REIT)	5,383	1,896,054
Extra Space Storage, Inc. (REIT)	10,772	2,442,336
Federal Realty Investment Trust (REIT)	5,900	804,288
Healthpeak Properties, Inc. (REIT)	44,029	1,589,007
Host Hotels & Resorts, Inc. (REIT)*	57,804	1,005,212
Iron Mountain, Inc. (REIT)	23,211	1,214,632
Kimco Realty Corp. (REIT)	50,336	1,240,782
Mid-America Apartment Communities, Inc. (REIT)	9,380	2,152,147
Prologis, Inc. (REIT)	59,937	10,090,993
Public Storage (REIT)	12,438	4,658,777
Realty Income Corp. (REIT)	45,678	3,270,088
Regency Centers Corp. (REIT)	11,796	888,829
SBA Communications Corp. (REIT)	8,833	3,436,214
Simon Property Group, Inc. (REIT)	26,389	4,216,171
UDR, Inc. (REIT)	23,051	1,382,829
Ventas, Inc. (REIT)	32,810	1,677,247
Vornado Realty Trust (REIT)	11,663	488,213
Welltower, Inc. (REIT)	35,080	3,008,812
Weyerhaeuser Co. (REIT)	60,375	2,486,242

		87,500,162

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	26,970	2,926,515

Total Real Estate		90,426,677

Utilities (2.3%)
Electric Utilities (1.5%)
Alliant Energy Corp.	19,859	1,220,733
American Electric Power Co., Inc.	40,869	3,636,115
Duke Energy Corp.	62,112	6,515,549
Edison International	30,272	2,066,064
Entergy Corp.	16,531	1,862,217
Evergy, Inc.	18,174	1,246,918
Eversource Energy	27,583	2,509,501
Exelon Corp.	79,718	4,604,512
FirstEnergy Corp.	42,933	1,785,584
NextEra Energy, Inc.	158,179	14,767,591
NRG Energy, Inc.	20,719	892,575
Pinnacle West Capital Corp.	8,757	618,157
PPL Corp.	61,103	1,836,756
Southern Co. (The)	85,609	5,871,065
Xcel Energy, Inc.	43,432	2,940,346

		52,373,683

Gas Utilities (0.0%)
Atmos Energy Corp.	10,472	1,097,151

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	54,512	1,324,642

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Multi-Utilities (0.7%)
Ameren Corp.	20,641	$1,837,255
CenterPoint Energy, Inc.	50,235	1,402,059
CMS Energy Corp.	23,230	1,511,111
Consolidated Edison, Inc.	28,573	2,437,848
Dominion Energy, Inc.	65,156	5,118,655
DTE Energy Co.	15,487	1,851,316
NiSource, Inc.	32,928	909,142
Public Service Enterprise Group, Inc.	40,983	2,734,796
Sempra Energy	25,663	3,394,702
WEC Energy Group, Inc.	25,465	2,471,888

		23,668,772

Water Utilities (0.1%)
American Water Works Co., Inc.	14,691	2,774,542

Total Utilities		81,238,790

Total Common Stocks (90.7%) (Cost $892,329,917)		3,258,447,135

SHORT-TERM INVESTMENTS:
Investment Company (3.9%)
JPMorgan Prime Money Market Fund, IM Shares	138,436,613	138,491,988

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.0%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $52,574, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $53,634. (xx)	$52,573	52,573
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $1,224,945, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $1,249,442. (xx)	$1,224,943	1,224,943
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $39,799, collateralized by various Common Stocks; total market value $43,992. (xx)	39,799	39,799

Total Repurchase Agreements		1,317,315

Total Short-Term Investments (3.9%) (Cost $139,844,328)		139,809,303

Total Investments in Securities (94.6%) (Cost $1,032,174,245)		3,398,256,438
Other Assets Less Liabilities (5.4%)		195,413,043

Net Assets (100%)		$3,593,669,481

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $2,384,845.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $2,374,081. This was collateralized by $1,142,461 of various U.S. Government Treasury Securities, ranging from 0.000% - 4.375%, maturing 1/31/22 - 8/15/50 and by cash of $1,317,315 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	23,766	4,066,657	—	(645,853)	483,340	861,414	4,765,558	123,725	—
Capital Markets
BlackRock, Inc.	8,100	6,592,711	—	(875,827)	487,195	1,211,957	7,416,036	139,912	—

Total		10,659,368	—	(1,521,680)	970,535	2,073,371	12,181,594	263,637	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	1,410	3/2022	USD	335,474,250	5,374,905

					5,374,905

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$331,201,361	$—	$—	$331,201,361
Consumer Discretionary	408,507,608	—	—	408,507,608
Consumer Staples	191,441,784	—	—	191,441,784
Energy	87,143,539	—	—	87,143,539
Financials	348,328,875	—	—	348,328,875
Health Care	432,956,804	—	—	432,956,804
Industrials	253,282,519	—	—	253,282,519
Information Technology	950,438,587	—	—	950,438,587
Materials	83,480,591	—	—	83,480,591
Real Estate	90,426,677	—	—	90,426,677
Utilities	81,238,790	—	—	81,238,790
Futures	5,374,905	—	—	5,374,905
Short-Term Investments
Investment Company	138,491,988	—	—	138,491,988
Repurchase Agreements	—	1,317,315	—	1,317,315

Total Assets	$3,402,314,028	$1,317,315	$—	$3,403,631,343

Total Liabilities	$—	$—	$—	$—

Total	$3,402,314,028	$1,317,315	$—	$3,403,631,343

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$5,374,905	*

Total		$5,374,905

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$79,896,141	$79,896,141

Total	$79,896,141	$79,896,141

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(2,472,727)	$(2,472,727)

Total	$(2,472,727)	$(2,472,727)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $324,435,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 18%)*	$89,088,304
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 7%)*	$464,153,008

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,409,420,530
Aggregate gross unrealized depreciation	(42,958,074)

Net unrealized appreciation	$2,366,462,456

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,037,168,887

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $2,622,175)	$12,181,594
Unaffiliated Issuers (Cost $1,028,234,755)	3,384,757,529
Repurchase Agreements (Cost $1,317,315)	1,317,315
Cash	180,122,927
Cash held as collateral at broker for futures	17,632,400
Dividends, interest and other receivables	1,969,812
Receivable for Portfolio shares sold	59,244
Securities lending income receivable	423
Other assets	12,422

Total assets	3,598,053,666

LIABILITIES
Payable for return of collateral on securities loaned	1,317,315
Investment management fees payable	1,315,966
Due to broker for futures variation margin	971,311
Administrative fees payable	353,028
Payable for Portfolio shares redeemed	266,871
Accrued expenses	159,694

Total liabilities	4,384,185

NET ASSETS	$3,593,669,481

Net assets were comprised of:
Paid in capital	$1,337,583,915
Total distributable earnings (loss)	2,256,085,566

Net assets	$3,593,669,481

Class K
Net asset value, offering and redemption price per share, $3,593,669,481 / 212,859,848 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.88

(x)	Includes value of securities on loan of $2,374,081.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($263,637 of dividend income received from affiliates) (net of $5,728 foreign withholding tax)	$42,920,134
Interest	32,206
Securities lending (net)	15,201

Total income	42,967,541

EXPENSES
Investment management fees	14,971,341
Administrative fees	4,027,628
Professional fees	147,100
Printing and mailing expenses	132,080
Custodian fees	104,200
Trustees’ fees	94,696
Miscellaneous	78,625

Total expenses	19,555,670

NET INVESTMENT INCOME (LOSS)	23,411,871

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($970,535 realized gain (loss) from affiliates)	290,171,763
Futures contracts	79,896,141
Foreign currency transactions	(2)

Net realized gain (loss)	370,067,902

Change in unrealized appreciation (depreciation) on:
Investments in securities ($2,073,371 of change in unrealized appreciation (depreciation) from affiliates)	445,308,316
Futures contracts	(2,472,727)

Net change in unrealized appreciation (depreciation)	442,835,589

NET REALIZED AND UNREALIZED GAIN (LOSS)	812,903,491

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$836,315,362

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$23,411,871	$34,830,040
Net realized gain (loss)	370,067,902	347,698,424
Net change in unrealized appreciation (depreciation)	442,835,589	78,548,106

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	836,315,362	461,076,570

Distributions to shareholders:
Class K	(417,534,067)	(527,916,763)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 463,301 and 3,341,314 shares, respectively ]	7,745,749	47,310,929
Capital shares issued in reinvestment of dividends and distributions [ 24,954,553 and 35,946,977 shares, respectively ]	417,534,067	527,916,763
Capital shares repurchased [ (28,251,111) and (39,466,735) shares, respectively ]	(472,289,079)	(594,994,297)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(47,009,263)	(19,766,605)

TOTAL INCREASE (DECREASE) IN NET ASSETS	371,772,032	(86,606,798)
NET ASSETS:
Beginning of year	3,221,897,449	3,308,504,247

End of year	$3,593,669,481	$3,221,897,449

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.94	$15.33	$12.94	$14.99	$13.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.18	0.24	0.21	0.20
Net realized and unrealized gain (loss)	3.98	2.26	3.62	(1.06)	2.57

Total from investment operations	4.10	2.44	3.86	(0.85)	2.77

Less distributions:
Dividends from net investment income	(0.13)	(0.18)	(0.27)	(0.22)	(0.21)
Distributions from net realized gains	(2.03)	(2.65)	(1.20)	(0.98)	(0.84)

Total dividends and distributions	(2.16)	(2.83)	(1.47)	(1.20)	(1.05)

Net asset value, end of year	$16.88	$14.94	$15.33	$12.94	$14.99

Total return	27.86%	16.75%	30.06%	(6.20)%	21.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,593,669	$3,221,897	$3,308,504	$2,942,140	$3,653,872
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.57%	0.59%	0.58%	0.58%	0.58%
Before waivers and reimbursements (f)	0.57%	0.59%	0.58%	0.58%	0.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.69%	1.15%	1.60%	1.36%	1.38%
Before waivers and reimbursements (f)	0.69%	1.15%	1.60%	1.36%	1.38%
Portfolio turnover rate^	3%	7%	4%	4%	3%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.
➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class K Shares	23.86%	12.30%	13.33%
S&P MidCap 400® Index	24.76	13.09	14.20

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 23.86% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the S&P MidCap 400® Index, which returned 24.76% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance were Industrials, Financials, Consumer Discretionary, Real Estate and Information Technology.

•	The stocks that contributed most to performance were Signature Bank, Builders 1st Source, Avis Budget, Camden Property Trust and Bio-Techne.

What hurt performance during the year:

•	The only sector that detracted was Communication Services.

•	The stocks that detracted most from performance were SunRun, Amedisys, Boston Beer Company, Haemonetics and Cable One.

Sector Weightings as of December 31, 2021	% of Net Assets
Industrials	17.1%
Consumer Discretionary	13.9
Information Technology	12.9
Financials	12.2
Real Estate	9.3
Health Care	8.9
Investment Company	6.4
Materials	6.0
Consumer Staples	3.1
Utilities	3.0
Energy	1.9
Communication Services	1.5
Repurchase Agreements	0.8
Cash and Other	3.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class K
Actual	$1,000.00	$1,056.50	$3.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06

* Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.60%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.5%)
Diversified Telecommunication Services (0.2%)
Iridium Communications, Inc.*	15,217	$628,310

Entertainment (0.1%)
World Wrestling Entertainment, Inc., Class A	5,103	251,782

Interactive Media & Services (0.4%)
TripAdvisor, Inc.*	11,430	311,582
Yelp, Inc.*	7,839	284,085
Ziff Davis, Inc.*	5,531	613,166

		1,208,833

Media (0.8%)
Cable One, Inc.	567	999,876
John Wiley & Sons, Inc., Class A	5,048	289,099
New York Times Co. (The), Class A	19,216	928,133
TEGNA, Inc.	25,257	468,770

		2,685,878

Total Communication Services		4,774,803

Consumer Discretionary (13.9%)
Auto Components (1.6%)
Adient plc*	10,748	514,614
Dana, Inc.	16,546	377,580
Fox Factory Holding Corp.*	4,844	823,965
Gentex Corp.	27,006	941,159
Goodyear Tire & Rubber Co. (The)*	32,363	689,979
Lear Corp.	6,845	1,252,293
Visteon Corp.*	3,194	354,981

		4,954,571

Automobiles (0.4%)
Harley-Davidson, Inc.	17,713	667,603
Thor Industries, Inc.	6,384	662,468

		1,330,071

Diversified Consumer Services (0.8%)
Graham Holdings Co., Class B	457	287,832
Grand Canyon Education, Inc.*	4,588	393,238
H&R Block, Inc.	19,988	470,917
Service Corp. International	18,884	1,340,575

		2,492,562

Hotels, Restaurants & Leisure (2.7%)
Boyd Gaming Corp.*	9,443	619,177
Choice Hotels International, Inc.	3,783	590,110
Churchill Downs, Inc.	3,924	945,292
Cracker Barrel Old Country Store, Inc.	2,698	347,071
Jack in the Box, Inc.	2,444	213,801
Marriott Vacations Worldwide Corp.	4,877	824,115
Papa John’s International, Inc.	3,708	494,907
Scientific Games Corp.*	11,101	741,880
Six Flags Entertainment Corp.*	8,832	376,067
Texas Roadhouse, Inc.	7,980	712,454
Travel + Leisure Co.	9,954	550,158
Wendy’s Co. (The)	20,039	477,930
Wingstop, Inc.	3,437	593,914
Wyndham Hotels & Resorts, Inc.	10,657	955,400

		8,442,276

Household Durables (1.8%)
Helen of Troy Ltd.*	2,756	673,759
KB Home	9,814	438,980
Leggett & Platt, Inc.	15,272	628,595
Taylor Morrison Home Corp.*	14,037	490,734
Tempur Sealy International, Inc.	22,044	1,036,729
Toll Brothers, Inc.	13,083	947,078
TopBuild Corp.*	3,781	1,043,216
Tri Pointe Homes, Inc.*	12,668	353,311

		5,612,402

Leisure Products (1.1%)
Brunswick Corp.	8,832	889,647
Callaway Golf Co.*	13,370	366,873
Mattel, Inc.*	40,117	864,923
Polaris, Inc.	6,560	721,010
YETI Holdings, Inc.*	10,056	832,938

		3,675,391

Multiline Retail (0.8%)
Kohl’s Corp.	17,237	851,336
Macy’s, Inc.	35,384	926,353
Nordstrom, Inc. (x)*	12,907	291,956
Ollie’s Bargain Outlet Holdings, Inc.*	6,937	355,105

		2,424,750

Specialty Retail (3.0%)
American Eagle Outfitters, Inc. (x)	17,671	447,430
AutoNation, Inc.*	4,578	534,939
Dick’s Sporting Goods, Inc. (x)	7,401	851,041
Five Below, Inc.*	6,428	1,329,889
Foot Locker, Inc.	10,423	454,755
GameStop Corp., Class A (x)*	7,093	1,052,530
Lithia Motors, Inc.	3,476	1,032,198
Murphy USA, Inc.	2,707	539,343
RH*	1,987	1,064,913
Urban Outfitters, Inc.*	7,659	224,868
Victoria’s Secret & Co.*	8,296	460,760
Williams-Sonoma, Inc.	8,513	1,439,804

		9,432,470

Textiles, Apparel & Luxury Goods (1.7%)
Capri Holdings Ltd.*	17,213	1,117,296
Carter’s, Inc.	4,840	489,905
Columbia Sportswear Co.	3,920	381,965
Crocs, Inc.*	6,739	864,074
Deckers Outdoor Corp.*	3,134	1,148,015
Hanesbrands, Inc.	39,987	668,583
Skechers USA, Inc., Class A*	15,403	668,490

		5,338,328

Total Consumer Discretionary		43,702,821

Consumer Staples (3.1%)
Beverages (0.2%)
Boston Beer Co., Inc. (The), Class A*	1,073	541,972

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Food & Staples Retailing (1.1%)
BJ’s Wholesale Club Holdings, Inc.*	15,637	$1,047,210
Casey’s General Stores, Inc.	4,270	842,684
Grocery Outlet Holding Corp.*	10,122	286,250
Performance Food Group Co.*	17,740	814,089
Sprouts Farmers Market, Inc.*	12,754	378,539

		3,368,772

Food Products (1.5%)
Darling Ingredients, Inc.*	18,587	1,287,893
Flowers Foods, Inc.	22,799	626,289
Hain Celestial Group, Inc. (The)*	10,563	450,089
Ingredion, Inc.	7,599	734,367
Lancaster Colony Corp.	2,278	377,237
Pilgrim’s Pride Corp.*	5,670	159,894
Post Holdings, Inc.*	6,701	755,404
Sanderson Farms, Inc.	2,426	463,560

		4,854,733

Household Products (0.1%)
Energizer Holdings, Inc.	7,293	292,449

Personal Products (0.2%)
Coty, Inc., Class A*	38,814	407,547
Nu Skin Enterprises, Inc., Class A	5,673	287,905

		695,452

Total Consumer Staples		9,753,378

Energy (1.9%)
Energy Equipment & Services (0.4%)
ChampionX Corp. (x)*	23,066	466,164
NOV, Inc.	44,614	604,520

		1,070,684

Oil, Gas & Consumable Fuels (1.5%)
Antero Midstream Corp.	37,061	358,750
CNX Resources Corp.*	24,184	332,530
DT Midstream, Inc.	11,073	531,283
EQT Corp.*	34,800	758,988
Equitrans Midstream Corp.	46,457	480,365
HollyFrontier Corp.	17,101	560,571
Murphy Oil Corp.	16,557	432,303
Targa Resources Corp.	26,229	1,370,203

		4,824,993

Total Energy		5,895,677

Financials (12.2%)
Banks (5.7%)
Associated Banc-Corp.	17,081	385,860
Bank of Hawaii Corp.	4,617	386,720
Bank OZK	13,861	644,952
Cadence Bank	21,153	630,148
Cathay General Bancorp	8,872	381,407
CIT Group, Inc.	11,315	580,912
Commerce Bancshares, Inc.	13,104	900,769
Cullen/Frost Bankers, Inc.	6,520	821,976
East West Bancorp, Inc.	16,274	1,280,438
First Financial Bankshares, Inc.	14,654	745,009
First Horizon Corp.	61,921	1,011,170
FNB Corp.	36,551	443,364
Fulton Financial Corp.	18,470	313,990
Glacier Bancorp, Inc.	12,392	702,626
Hancock Whitney Corp.	9,936	496,999
Home BancShares, Inc.	17,267	420,452
International Bancshares Corp.	6,177	261,843
PacWest Bancorp	13,433	606,769
Pinnacle Financial Partners, Inc.	8,758	836,389
Prosperity Bancshares, Inc.	10,525	760,958
Sterling Bancorp	22,065	569,056
Synovus Financial Corp.	16,591	794,211
Texas Capital Bancshares, Inc.*	5,770	347,643
UMB Financial Corp.	4,931	523,228
Umpqua Holdings Corp.	24,797	477,094
United Bankshares, Inc.	15,611	566,367
Valley National Bancorp	46,882	644,628
Webster Financial Corp.	10,344	577,609
Wintrust Financial Corp.	6,531	593,145

		17,705,732

Capital Markets (1.9%)
Affiliated Managers Group, Inc.	4,648	764,642
Evercore, Inc., Class A	4,469	607,114
Federated Hermes, Inc.	11,089	416,725
Interactive Brokers Group, Inc., Class A	9,985	793,009
Janus Henderson Group plc	19,482	817,075
Jefferies Financial Group, Inc.	22,512	873,465
SEI Investments Co.	12,135	739,507
Stifel Financial Corp.	11,895	837,646

		5,849,183

Consumer Finance (0.5%)
FirstCash Holdings, Inc.	4,590	343,378
Navient Corp.	18,456	391,636
PROG Holdings, Inc.*	6,494	292,945
SLM Corp.	33,572	660,361

		1,688,320

Diversified Financial Services (0.2%)
Voya Financial, Inc.	8,607	570,730

Insurance (3.3%)
Alleghany Corp.*	1,569	1,047,449
American Financial Group, Inc.	7,575	1,040,199
Brighthouse Financial, Inc.*	9,139	473,400
CNO Financial Group, Inc.	14,120	336,621
First American Financial Corp.	12,614	986,793
Hanover Insurance Group, Inc. (The)	4,074	533,939
Kemper Corp.	6,832	401,653
Kinsale Capital Group, Inc.	2,452	583,306
Mercury General Corp.	2,973	157,747
Old Republic International Corp.	32,695	803,643
Primerica, Inc.	4,547	696,919
Reinsurance Group of America, Inc.	7,752	848,767
RenaissanceRe Holdings Ltd.	5,270	892,369
RLI Corp.	4,557	510,840
Selective Insurance Group, Inc.	6,862	562,272
Unum Group	23,342	573,513

		10,449,430

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Thrifts & Mortgage Finance (0.6%)
Essent Group Ltd.	12,597	$573,541
MGIC Investment Corp.	37,282	537,606
New York Community Bancorp, Inc.	53,088	648,205
Washington Federal, Inc.	7,460	249,015

		2,008,367

Total Financials		38,271,762

Health Care (8.9%)
Biotechnology (1.3%)
Arrowhead Pharmaceuticals, Inc.*	11,991	795,003
Exelixis, Inc.*	36,332	664,149
Halozyme Therapeutics, Inc.*	16,046	645,210
Neurocrine Biosciences, Inc.*	10,881	926,735
United Therapeutics Corp.*	5,158	1,114,540

		4,145,637

Health Care Equipment & Supplies (3.0%)
Envista Holdings Corp.*	18,565	836,539
Globus Medical, Inc., Class A*	9,068	654,710
Haemonetics Corp.*	5,923	314,156
ICU Medical, Inc.*	2,279	540,898
Integra LifeSciences Holdings Corp.*	8,332	558,161
LivaNova plc*	6,141	536,908
Masimo Corp.*	5,818	1,703,394
Neogen Corp.*	12,315	559,224
NuVasive, Inc.*	5,995	314,617
Penumbra, Inc.*	4,022	1,155,601
Quidel Corp.*	4,366	589,366
STAAR Surgical Co.*	5,483	500,598
Tandem Diabetes Care, Inc.*	7,275	1,095,033

		9,359,205

Health Care Providers & Services (2.7%)
Acadia Healthcare Co., Inc.*	10,345	627,941
Amedisys, Inc.*	3,725	603,003
Chemed Corp.	1,764	933,226
Encompass Health Corp.	11,451	747,292
HealthEquity, Inc.*	9,574	423,554
LHC Group, Inc.*	3,621	496,910
Molina Healthcare, Inc.*	6,687	2,127,001
Option Care Health, Inc.*	15,815	449,779
Patterson Cos., Inc.	10,022	294,146
Progyny, Inc.*	8,005	403,052
R1 RCM, Inc.*	15,266	389,130
Tenet Healthcare Corp.*	12,288	1,003,807

		8,498,841

Life Sciences Tools & Services (1.4%)
Bruker Corp.	11,649	977,467
Medpace Holdings, Inc.*	3,301	718,430
Repligen Corp.*	5,888	1,559,378
Syneos Health, Inc.*	11,877	1,219,530

		4,474,805

Pharmaceuticals (0.5%)
Jazz Pharmaceuticals plc*	7,047	897,788
Perrigo Co. plc	15,421	599,877

		1,497,665

Total Health Care		27,976,153

Industrials (17.1%)
Aerospace & Defense (0.9%)
Axon Enterprise, Inc.*	7,543	1,184,251
Curtiss-Wright Corp.	4,493	623,044
Hexcel Corp.*	9,586	496,555
Mercury Systems, Inc.*	6,525	359,267

		2,663,117

Air Freight & Logistics (0.3%)
GXO Logistics, Inc.*	11,327	1,028,831

Airlines (0.2%)
JetBlue Airways Corp.*	36,412	518,507

Building Products (2.6%)
Builders FirstSource, Inc.*	21,929	1,879,535
Carlisle Cos., Inc.	5,988	1,485,743
Lennox International, Inc.	3,855	1,250,408
Owens Corning	11,507	1,041,383
Simpson Manufacturing Co., Inc.	4,962	690,065
Trex Co., Inc.*	13,203	1,782,801

		8,129,935

Commercial Services & Supplies (1.4%)
Brink’s Co. (The)	5,565	364,897
Clean Harbors, Inc.*	5,718	570,485
IAA, Inc.*	15,522	785,723
MillerKnoll, Inc.	8,741	342,560
MSA Safety, Inc.	4,171	629,654
Stericycle, Inc.*	10,492	625,743
Tetra Tech, Inc.	6,211	1,054,628

		4,373,690

Construction & Engineering (1.3%)
AECOM*	16,504	1,276,584
Dycom Industries, Inc.*	3,462	324,597
EMCOR Group, Inc.	6,112	778,608
Fluor Corp.*	16,145	399,912
MasTec, Inc.*	6,530	602,588
Valmont Industries, Inc.	2,446	612,723

		3,995,012

Electrical Equipment (1.8%)
Acuity Brands, Inc.	3,999	846,668
EnerSys	4,755	375,930
Hubbell, Inc.	6,242	1,300,022
nVent Electric plc	19,362	735,756
Regal Rexnord Corp.	7,767	1,321,788
Sunrun, Inc.*	23,713	813,356
Vicor Corp.*	2,456	311,863

		5,705,383

Machinery (4.5%)
AGCO Corp.	7,032	815,853
Colfax Corp.*	15,420	708,857
Crane Co.	5,740	583,930
Donaldson Co., Inc.	14,152	838,648
Flowserve Corp.	14,882	455,389
Graco, Inc.	19,464	1,569,188
ITT, Inc.	9,814	1,002,893
Kennametal, Inc.	9,529	342,186
Lincoln Electric Holdings, Inc.	6,766	943,654
Middleby Corp. (The)*	6,383	1,255,919

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Nordson Corp.	6,193	$1,580,887
Oshkosh Corp.	7,886	888,831
Terex Corp.	7,952	349,490
Timken Co. (The)	7,909	548,015
Toro Co. (The)	12,208	1,219,701
Trinity Industries, Inc.	9,306	281,041
Woodward, Inc.	7,196	787,674

		14,172,156

Marine (0.1%)
Kirby Corp.*	6,859	407,562

Professional Services (1.4%)
ASGN, Inc.*	5,966	736,205
CACI International, Inc., Class A*	2,672	719,329
FTI Consulting, Inc.*	3,918	601,100
Insperity, Inc.	4,094	483,542
KBR, Inc.	16,015	762,634
ManpowerGroup, Inc.	6,194	602,862
Science Applications International Corp.	6,571	549,270

		4,454,942

Road & Rail (1.8%)
Avis Budget Group, Inc.*	4,590	951,828
Knight-Swift Transportation Holdings, Inc.	19,042	1,160,420
Landstar System, Inc.	4,368	781,959
Ryder System, Inc.	6,130	505,296
Saia, Inc.*	3,025	1,019,516
Werner Enterprises, Inc.	7,008	334,001
XPO Logistics, Inc.*	11,323	876,740

		5,629,760

Trading Companies & Distributors (0.8%)
GATX Corp.	4,048	421,761
MSC Industrial Direct Co., Inc., Class A	5,362	450,730
Univar Solutions, Inc.*	19,716	558,948
Watsco, Inc.	3,784	1,183,938

		2,615,377

Total Industrials		53,694,272

Information Technology (12.9%)
Communications Equipment (0.8%)
Ciena Corp.*	17,791	1,369,373
Lumentum Holdings, Inc.*	8,279	875,670
Viasat, Inc.*	8,376	373,067

		2,618,110

Electronic Equipment, Instruments & Components (2.9%)
Arrow Electronics, Inc.*	7,973	1,070,535
Avnet, Inc.	11,373	468,909
Belden, Inc.	5,110	335,880
Cognex Corp.	20,257	1,575,184
Coherent, Inc.*	2,803	747,112
II-VI, Inc. (x)*	12,154	830,483
Jabil, Inc.	16,413	1,154,655
Littelfuse, Inc.	2,818	886,768
National Instruments Corp.	15,064	657,845
TD SYNNEX Corp.	4,744	542,524
Vishay Intertechnology, Inc.	15,359	335,901
Vontier Corp.	19,310	593,396

		9,199,192

IT Services (1.8%)
Alliance Data Systems Corp.	5,691	378,850
Concentrix Corp.	4,926	879,882
Genpact Ltd.	19,848	1,053,532
Kyndryl Holdings, Inc. (x)*	20,407	369,367
LiveRamp Holdings, Inc.*	7,756	371,900
MAXIMUS, Inc.	7,041	560,956
Sabre Corp.*	37,250	319,978
Western Union Co. (The)	46,033	821,229
WEX, Inc.*	5,134	720,762

		5,476,456

Semiconductors & Semiconductor Equipment (3.9%)
Amkor Technology, Inc.	11,614	287,911
Azenta, Inc.	8,543	880,869
Cirrus Logic, Inc.*	6,563	603,927
CMC Materials, Inc.	3,255	623,951
First Solar, Inc.*	11,348	989,092
Lattice Semiconductor Corp.*	15,681	1,208,378
MKS Instruments, Inc.	6,373	1,109,985
Power Integrations, Inc.	6,908	641,684
Semtech Corp.*	7,333	652,124
Silicon Laboratories, Inc.*	4,596	948,706
SiTime Corp.*	1,722	503,754
SunPower Corp. (x)*	9,422	196,637
Synaptics, Inc.*	4,498	1,302,216
Universal Display Corp.	4,953	817,393
Wolfspeed, Inc.*	13,271	1,483,300

		12,249,927

Software (3.4%)
ACI Worldwide, Inc.*	13,435	466,194
Aspen Technology, Inc.*	7,663	1,166,308
Blackbaud, Inc.*	4,745	374,760
CDK Global, Inc.	13,550	565,577
Cerence, Inc.*	4,326	331,545
CommVault Systems, Inc.*	5,211	359,142
Digital Turbine, Inc.*	10,135	618,134
Envestnet, Inc.*	4,596	364,647
Fair Isaac Corp.*	3,133	1,358,688
Manhattan Associates, Inc.*	7,250	1,127,302
Mimecast Ltd.*	7,070	562,560
NCR Corp.*	15,203	611,161
Paylocity Holding Corp.*	4,543	1,072,875
Qualys, Inc.*	3,836	526,376
Sailpoint Technologies Holdings, Inc.*	10,668	515,691
Teradata Corp.*	12,440	528,327

		10,549,287

Technology Hardware, Storage & Peripherals (0.1%)
Xerox Holdings Corp.	15,650	354,316

Total Information Technology		40,447,288

Materials (6.0%)
Chemicals (2.4%)
Ashland Global Holdings, Inc.	6,502	700,005
Avient Corp.	10,543	589,881

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Cabot Corp.	6,555	$368,391
Chemours Co. (The)	18,604	624,350
Ingevity Corp.*	4,496	322,363
Minerals Technologies, Inc.	3,792	277,385
NewMarket Corp.	791	271,091
Olin Corp.	16,446	945,974
RPM International, Inc.	14,884	1,503,284
Scotts Miracle-Gro Co. (The)	4,653	749,133
Sensient Technologies Corp.	4,816	481,889
Valvoline, Inc.	20,654	770,188

		7,603,934

Construction Materials (0.3%)
Eagle Materials, Inc.	4,658	775,371

Containers & Packaging (0.7%)
AptarGroup, Inc.	7,530	922,274
Greif, Inc., Class A	3,085	186,241
Silgan Holdings, Inc.	9,584	410,579
Sonoco Products Co.	11,272	652,536

		2,171,630

Metals & Mining (2.3%)
Alcoa Corp.	21,425	1,276,502
Cleveland-Cliffs, Inc.*	52,235	1,137,156
Commercial Metals Co.	13,757	499,242
Compass Minerals International, Inc.	3,941	201,306
Reliance Steel & Aluminum Co.	7,175	1,163,928
Royal Gold, Inc.	7,505	789,601
Steel Dynamics, Inc.	21,588	1,339,967
United States Steel Corp.	31,091	740,277
Worthington Industries, Inc.	3,699	202,187

		7,350,166

Paper & Forest Products (0.3%)
Louisiana-Pacific Corp.	10,076	789,455

Total Materials		18,690,556

Real Estate (9.3%)
Equity Real Estate Investment Trusts (REITs) (8.8%)
American Campus Communities, Inc. (REIT)	15,978	915,380
Apartment Income REIT Corp. (REIT)	18,031	985,755
Brixmor Property Group, Inc. (REIT)	34,082	866,024
Camden Property Trust (REIT)	11,703	2,091,092
Corporate Office Properties Trust (REIT)	12,796	357,904
Cousins Properties, Inc. (REIT)	17,118	689,513
CyrusOne, Inc. (REIT)	14,532	1,303,811
Douglas Emmett, Inc. (REIT)	20,208	676,968
EastGroup Properties, Inc. (REIT)	4,659	1,061,553
EPR Properties (REIT)	8,535	405,327
First Industrial Realty Trust, Inc. (REIT)	14,919	987,638
Healthcare Realty Trust, Inc. (REIT)	16,894	534,526
Highwoods Properties, Inc. (REIT)	11,934	532,137
Hudson Pacific Properties, Inc. (REIT)	17,614	435,242
JBG SMITH Properties (REIT)	12,988	372,886
Kilroy Realty Corp. (REIT)	11,981	796,257
Kite Realty Group Trust (REIT)	25,221	549,313
Lamar Advertising Co. (REIT), Class A	9,945	1,206,329
Life Storage, Inc. (REIT)	9,392	1,438,667
Macerich Co. (The) (REIT)	24,315	420,163
Medical Properties Trust, Inc. (REIT)	68,353	1,615,181
National Retail Properties, Inc. (REIT)	20,187	970,389
National Storage Affiliates Trust (REIT)	9,436	652,971
Omega Healthcare Investors, Inc. (REIT)	27,493	813,518
Park Hotels & Resorts, Inc. (REIT)*	27,023	510,194
Pebblebrook Hotel Trust (REIT)	15,214	340,337
Physicians Realty Trust (REIT)	25,225	474,987
PotlatchDeltic Corp. (REIT)	7,655	460,984
PS Business Parks, Inc. (REIT)	2,295	422,670
Rayonier, Inc. (REIT)	16,392	661,581
Rexford Industrial Realty, Inc. (REIT)	17,347	1,407,015
Sabra Health Care REIT, Inc. (REIT)	26,185	354,545
SL Green Realty Corp. (REIT)	7,647	548,290
Spirit Realty Capital, Inc. (REIT)	14,121	680,491
STORE Capital Corp. (REIT)	28,155	968,532
Urban Edge Properties (REIT)	12,768	242,592

		27,750,762

Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc.*	5,779	1,556,516

Total Real Estate		29,307,278

Utilities (3.0%)
Electric Utilities (0.9%)
ALLETE, Inc.	6,064	402,346
Hawaiian Electric Industries, Inc.	12,487	518,211
IDACORP, Inc.	5,819	659,351
OGE Energy Corp.	23,008	883,047
PNM Resources, Inc.	9,903	451,676

		2,914,631

Gas Utilities (1.1%)
National Fuel Gas Co.	10,489	670,666
New Jersey Resources Corp.	11,002	451,742
ONE Gas, Inc.	6,110	474,075
Southwest Gas Holdings, Inc.	6,915	484,396
Spire, Inc.	5,899	384,733
UGI Corp.	23,984	1,101,105

		3,566,717

Multi-Utilities (0.5%)
Black Hills Corp.	7,340	517,984
MDU Resources Group, Inc.	23,334	719,621
NorthWestern Corp.	6,034	344,903

		1,582,508

Water Utilities (0.5%)
Essential Utilities, Inc.	26,336	1,413,980

Total Utilities		9,477,836

Total Common Stocks (89.8%) (Cost $168,573,434)		281,991,824

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (6.4%)
JPMorgan Prime Money Market Fund, IM Shares	19,996,275	$20,004,274

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.8%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $47,573, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $48,532. (xx)	$47,572	47,572
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $1,260,611, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $1,285,822. (xx)	1,260,609	1,260,609
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $1,000,039, collateralized by various Common Stocks; total market value $1,111,322. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $300,004, collateralized by various Common Stocks; total market value $331,609. (xx)	300,000	300,000

Total Repurchase Agreements		2,608,181

Total Short-Term Investments (7.2%) (Cost $22,609,652)		22,612,455

Total Investments in Securities (97.0%) (Cost $191,183,086)		304,604,279
Other Assets Less Liabilities (3.0%)		9,317,704

Net Assets (100%)		$313,921,983

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $2,597,053. This was collateralized by $63,320 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $2,608,181 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	112	3/2022	USD	31,782,240	749,716

					749,716

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$4,774,803	$—	$—	$4,774,803
Consumer Discretionary	43,702,821	—	—	43,702,821
Consumer Staples	9,753,378	—	—	9,753,378
Energy	5,895,677	—	—	5,895,677
Financials	38,271,762	—	—	38,271,762
Health Care	27,976,153	—	—	27,976,153
Industrials	53,694,272	—	—	53,694,272
Information Technology	40,447,288	—	—	40,447,288
Materials	18,690,556	—	—	18,690,556
Real Estate	29,307,278	—	—	29,307,278
Utilities	9,477,836	—	—	9,477,836
Futures	749,716	—	—	749,716
Short-Term Investments
Investment Company	20,004,274	—	—	20,004,274
Repurchase Agreements	—	2,608,181	—	2,608,181

Total Assets	$302,745,814	$2,608,181	$—	$305,353,995

Total Liabilities	$—	$—	$—	$—

Total	$302,745,814	$2,608,181	$—	$305,353,995

Fair Values of Derivative Instruments as of December 31, 2021:
	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$749,716	*

Total		$749,716

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$6,678,895	$6,678,895

Total	$6,678,895	$6,678,895

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$49,336	$49,336

Total	$49,336	$49,336

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $30,764,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 23%)*	$48,278,637
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 21%)*	$92,074,395

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$119,504,084
Aggregate gross unrealized depreciation	(6,264,597)

Net unrealized appreciation	$113,239,487

Federal income tax cost of investments in securities and derivative instruments, if applicable	$192,114,508

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $188,574,905)	$301,996,098
Repurchase Agreements (Cost $2,608,181)	2,608,181
Cash	10,230,620
Cash held as collateral at broker for futures	1,650,100
Dividends, interest and other receivables	260,228
Receivable for Portfolio shares sold	13,464
Due from broker for futures variation margin	12,379
Securities lending income receivable	774
Other assets	1,190

Total assets	316,773,034

LIABILITIES
Payable for return of collateral on securities loaned	2,608,181
Investment management fees payable	114,197
Administrative fees payable	30,633
Payable for Portfolio shares redeemed	22,571
Accrued expenses	75,469

Total liabilities	2,851,051

NET ASSETS	$313,921,983

Net assets were comprised of:
Paid in capital	$208,337,682
Total distributable earnings (loss)	105,584,301

Net assets	$313,921,983

Class K
Net asset value, offering and redemption price per share, $313,921,983 / 35,615,035 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.81

(x)	Includes value of securities on loan of $2,597,053.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$3,629,217
Interest	321
Securities lending (net)	7,936

Total income	3,637,474

EXPENSES
Investment management fees	1,414,618
Administrative fees	371,920
Custodian fees	69,400
Professional fees	59,552
Printing and mailing expenses	28,588
Trustees’ fees	8,783
Miscellaneous	7,110

Gross expenses	1,959,971
Less: Waiver from investment manager	(73,360)

Net expenses	1,886,611

NET INVESTMENT INCOME (LOSS)	1,750,863

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	33,558,363
Futures contracts	6,678,895

Net realized gain (loss)	40,237,258

Change in unrealized appreciation (depreciation) on:
Investments in securities	24,796,403
Futures contracts	49,336

Net change in unrealized appreciation (depreciation)	24,845,739

NET REALIZED AND UNREALIZED GAIN (LOSS)	65,082,997

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$66,833,860

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,750,863	$2,162,078
Net realized gain (loss)	40,237,258	11,474,026
Net change in unrealized appreciation (depreciation)	24,845,739	30,509,759

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	66,833,860	44,145,863

Distributions to shareholders:
Class K	(38,556,035)	(28,757,939)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 192,442 and 7,876,576 shares, respectively ]	1,781,990	51,209,053
Capital shares issued in reinvestment of dividends and distributions [ 4,451,910 and 3,688,588 shares, respectively ]	38,556,035	28,757,939
Capital shares repurchased [ (5,602,447) and (4,660,462) shares, respectively ]	(51,570,372)	(34,215,537)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(11,232,347)	45,751,455

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,045,478	61,139,379
NET ASSETS:
Beginning of year	296,876,505	235,737,126

End of year	$313,921,983	$296,876,505

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.12	$7.95	$6.60	$8.31	$8.03

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.06	0.08	0.08	0.06
Net realized and unrealized gain (loss)	1.85	0.96	1.59	(1.04)	1.16

Total from investment operations	1.90	1.02	1.67	(0.96)	1.22

Less distributions:
Dividends from net investment income	(0.06)	(0.06)	(0.09)	(0.09)	(0.08)
Distributions from net realized gains	(1.15)	(0.79)	(0.23)	(0.66)	(0.86)
Return of capital	—	—	—	— #	—

Total dividends and distributions	(1.21)	(0.85)	(0.32)	(0.75)	(0.94)

Net asset value, end of year	$8.81	$8.12	$7.95	$6.60	$8.31

Total return	23.86%	13.46%	25.29%	(12.14)%	15.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$313,922	$296,877	$235,737	$172,193	$203,144
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.60%	0.60%	0.60%
Before waivers and reimbursements (f)	0.62%	0.65%	0.66%	0.65%	0.64%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.56%	0.88%	1.10%	1.00%	0.73%
Before waivers and reimbursements (f)	0.53%	0.84%	1.04%	0.95%	0.69%
Portfolio turnover rate^	17%	23%	23%	22%	16%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.
➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class K Shares	14.23%	11.25%	12.59%
Russell 2000® Index	14.82	12.02	13.23

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 14.23% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 2000® Index, which returned 14.82% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance were Financials, Consumer Discretionary, Industrials, Information Technology and Real Estate.

•	The stocks that contributed most to performance were GameStop, Avis Budget, Synaptics, Novavax and Ovintiv.

What hurt performance during the year:

•	The sectors that detracted from performance were Health Care and Communication Services.

•	The stocks that detracted most from performance were TG Therapeutics, Invitae, Allakos, Appian and Bridgebio Pharma.

Sector Weightings as of December 31, 2021	% of Net Assets
Health Care	16.3%
Financials	14.5
Industrials	13.8
Information Technology	13.1
Consumer Discretionary	10.3
Real Estate	6.7
Investment Companies	5.5
Energy	3.9
Materials	3.5
Repurchase Agreements	3.4
Consumer Staples	3.1
Communication Services	2.8
Utilities	2.4
Cash and Other	0.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class K
Actual	$1,000.00	$976.30	$2.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.23	3.01

* Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.59%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.8%)
Diversified Telecommunication Services (0.6%)
Anterix, Inc.*	3,423	$201,135
ATN International, Inc.	4,820	192,559
Bandwidth, Inc., Class A*	9,721	697,579
Cogent Communications Holdings, Inc.	18,803	1,376,004
Consolidated Communications Holdings, Inc.*	30,215	226,008
EchoStar Corp., Class A*	12,441	327,820
Globalstar, Inc. (x)*	245,242	284,481
IDT Corp., Class B*	8,205	362,333
Iridium Communications, Inc.*	49,826	2,057,316
Liberty Latin America Ltd., Class A*	11,865	138,346
Liberty Latin America Ltd., Class C*	62,735	715,179
Ooma, Inc.*	8,547	174,701
Radius Global Infrastructure, Inc.*	16,973	273,265
Telesat Corp.*	5,836	167,318

		7,194,044

Entertainment (0.7%)
AMC Entertainment Holdings, Inc., Class A (x)*	208,254	5,664,509
Chicken Soup For The Soul Entertainment, Inc. (x)*	1,491	20,635
Cinemark Holdings, Inc.*	48,617	783,706
CuriosityStream, Inc. (x)*	7,867	46,651
Eros STX Global Corp. (x)*	95,235	22,828
IMAX Corp.*	14,109	251,705
Liberty Media Corp.-Liberty Braves, Class A*	6,181	177,704
Liberty Media Corp.-Liberty Braves, Class C*	13,785	387,358
Lions Gate Entertainment Corp., Class A*	27,161	451,959
Lions Gate Entertainment Corp., Class B*	43,953	676,437
LiveOne, Inc. (x)*	15,723	20,125
Madison Square Garden Entertainment Corp.*	10,268	722,251
Marcus Corp. (The) (x)*	11,367	203,015

		9,428,883

Interactive Media & Services (0.5%)
Cargurus, Inc.*	39,052	1,313,709
Cars.com, Inc.*	19,479	313,417
Eventbrite, Inc., Class A*	27,307	476,234
EverQuote, Inc., Class A*	5,770	90,358
fuboTV, Inc. (x)*	54,186	840,967
Liberty TripAdvisor Holdings, Inc., Class A*	22,893	49,678
MediaAlpha, Inc., Class A*	9,236	142,604
Outbrain, Inc.*	2,700	37,800
QuinStreet, Inc.*	15,939	289,930
Society Pass, Inc.*	886	9,223
TrueCar, Inc.*	42,395	144,143
Yelp, Inc.*	31,058	1,125,542
Ziff Davis, Inc.*	18,168	2,014,105

		6,847,710

Media (0.9%)
Advantage Solutions, Inc.*	22,124	177,434
AMC Networks, Inc., Class A*	12,454	428,916
Boston Omaha Corp., Class A*	7,894	226,795
Cardlytics, Inc.*	13,278	877,543
Clear Channel Outdoor Holdings, Inc.*	137,686	455,741
comScore, Inc.*	20,472	68,376
Daily Journal Corp.*	381	135,914
Digital Media Solutions, Inc. (x)*	1,007	4,813
Emerald Holding, Inc.*	7,654	30,386
Entercom Communications Corp.*	35,758	91,898
Entravision Communications Corp., Class A	28,820	195,400
EW Scripps Co. (The), Class A*	25,407	491,625
Fluent, Inc. (x)*	12,747	25,367
Gannett Co., Inc.*	37,685	200,861
Gray Television, Inc.	37,364	753,258
Hemisphere Media Group, Inc.*	9,057	65,844
iHeartMedia, Inc., Class A*	46,443	977,161
Integral Ad Science Holding Corp. (x)*	4,941	109,740
John Wiley & Sons, Inc., Class A	17,900	1,025,133
Magnite, Inc.*	53,502	936,285
National CineMedia, Inc.	18,800	52,828
Scholastic Corp.	9,566	382,257
Sinclair Broadcast Group, Inc., Class A	21,602	570,941
Stagwell, Inc.*	18,177	157,595
TechTarget, Inc.*	10,877	1,040,494
TEGNA, Inc.	91,642	1,700,875
Thryv Holdings, Inc.*	1,920	78,970
WideOpenWest, Inc.*	19,707	424,095

		11,686,545

Wireless Telecommunication Services (0.1%)
Gogo, Inc. (x)*	16,076	217,508
Shenandoah Telecommunications Co.	20,984	535,092
Telephone and Data Systems, Inc.	41,460	835,419
United States Cellular Corp.*	4,526	142,660

		1,730,679

Total Communication Services		36,887,861

Consumer Discretionary (10.3%)
Auto Components (1.3%)
Adient plc*	38,975	1,866,123
American Axle & Manufacturing Holdings, Inc.*	30,242	282,158
Cooper-Standard Holdings, Inc.*	5,100	114,291
Dana, Inc.	59,076	1,348,114
Dorman Products, Inc.*	11,562	1,306,622
Fox Factory Holding Corp.*	17,388	2,957,699
Gentherm, Inc.*	14,724	1,279,515
Goodyear Tire & Rubber Co. (The)*	115,554	2,463,611
LCI Industries	10,040	1,564,935
Modine Manufacturing Co.*	17,142	172,963

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Motorcar Parts of America, Inc.*	7,501	$128,042
Patrick Industries, Inc.	10,241	826,346
Standard Motor Products, Inc.	8,385	439,290
Stoneridge, Inc.*	8,062	159,144
Tenneco, Inc., Class A*	27,611	312,004
Visteon Corp.*	11,212	1,246,102
XL Fleet Corp. (x)*	27,635	91,472
XPEL, Inc. (m)*	7,161	488,953

		17,047,384

Automobiles (0.2%)
Arcimoto, Inc. (x)*	8,316	64,699
Canoo, Inc. (x)*	44,102	340,467
Fisker, Inc. (x)*	66,155	1,040,618
Lordstown Motors Corp. (x)*	56,328	194,332
Winnebago Industries, Inc.	14,167	1,061,392
Workhorse Group, Inc. (x)*	46,804	204,065

		2,905,573

Distributors (0.0%)
Funko, Inc., Class A (x)*	14,069	264,497
Greenlane Holdings, Inc., Class A*	3,892	3,753

		268,250

Diversified Consumer Services (0.6%)
2U, Inc.*	29,654	595,156
Adtalem Global Education, Inc.*	22,608	668,292
American Public Education, Inc.*	6,210	138,172
Carriage Services, Inc.	5,810	374,396
Coursera, Inc.*	27,197	664,695
European Wax Center, Inc., Class A (x)*	3,217	97,636
Graham Holdings Co., Class B	1,606	1,011,507
Houghton Mifflin Harcourt Co.*	50,038	805,612
Laureate Education, Inc., Class A	42,940	525,586
OneSpaWorld Holdings Ltd.*	20,534	205,751
Perdoceo Education Corp.*	20,136	236,799
PowerSchool Holdings, Inc., Class A*	14,805	243,838
Regis Corp. (x)*	6,962	12,114
StoneMor, Inc. (x)*	8,585	19,574
Strategic Education, Inc.	10,614	613,914
Stride, Inc.*	16,903	563,377
Udemy, Inc.*	3,531	68,996
Vivint Smart Home, Inc.*	33,338	326,046
WW International, Inc.*	13,819	222,900

		7,394,361

Hotels, Restaurants & Leisure (2.2%)
Accel Entertainment, Inc.*	21,570	280,841
Bally’s Corp.*	13,220	503,153
Biglari Holdings, Inc., Class B*	367	52,323
BJ’s Restaurants, Inc.*	9,345	322,870
Bloomin’ Brands, Inc.*	38,047	798,226
Bluegreen Vacations Holding Corp.*	7,741	271,709
Brinker International, Inc.*	20,174	738,167
Carrols Restaurant Group, Inc.	10,518	31,133
Century Casinos, Inc.*	8,291	100,984
Cheesecake Factory, Inc. (The)*	19,331	756,809
Chuy’s Holdings, Inc.*	6,136	184,816
Cracker Barrel Old Country Store, Inc.	10,354	1,331,939
Dave & Buster’s Entertainment, Inc.*	17,177	659,597
Del Taco Restaurants, Inc.	8,798	109,535
Denny’s Corp.*	19,483	311,728
Dine Brands Global, Inc.	7,417	562,283
Drive Shack, Inc.*	24,674	35,284
El Pollo Loco Holdings, Inc.*	5,860	83,153
Esports Technologies, Inc. (x)*	2,858	58,760
Everi Holdings, Inc.*	37,096	792,000
F45 Training Holdings, Inc. (x)*	3,533	38,474
Fiesta Restaurant Group, Inc.*	7,439	81,903
First Watch Restaurant Group, Inc. (x)*	1,855	31,090
Full House Resorts, Inc.*	9,717	117,673
GAN Ltd.*	12,256	112,633
Golden Entertainment, Inc.*	7,175	362,553
Golden Nugget Online Gaming, Inc.*	11,762	117,032
Hall of Fame Resort & Entertainment Co. (x)*	16,553	25,161
Hilton Grand Vacations, Inc.*	35,006	1,824,163
International Game Technology plc (x)	40,183	1,161,691
Jack in the Box, Inc.	9,866	863,078
Krispy Kreme, Inc. (x)	5,359	101,392
Kura Sushi USA, Inc., Class A*	1,016	82,133
Life Time Group Holdings, Inc. (x)*	9,927	170,844
Lindblad Expeditions Holdings, Inc.*	9,321	145,408
Monarch Casino & Resort, Inc.*	4,764	352,298
Nathan’s Famous, Inc.	1,616	94,358
NEOGAMES SA*	4,687	130,205
Noodles & Co.*	16,078	145,827
ONE Group Hospitality, Inc. (The)*	5,707	71,965
Papa John’s International, Inc.	13,349	1,781,691
PlayAGS, Inc.*	8,268	56,140
Portillo’s, Inc., Class A*	6,036	226,591
RCI Hospitality Holdings, Inc.	2,506	195,167
Red Robin Gourmet Burgers, Inc.*	4,775	78,931
Red Rock Resorts, Inc., Class A	26,051	1,433,065
Rush Street Interactive, Inc.*	14,519	239,563
Ruth’s Hospitality Group, Inc.*	8,723	173,588
Scientific Games Corp.*	39,142	2,615,860
SeaWorld Entertainment, Inc.*	21,023	1,363,552
Shake Shack, Inc., Class A*	16,355	1,180,177
Target Hospitality Corp.*	13,788	49,085
Texas Roadhouse, Inc.	28,588	2,552,337
Wingstop, Inc.	12,386	2,140,301
Xponential Fitness, Inc., Class A*	2,135	43,639

		28,144,878

Household Durables (1.8%)
Aterian, Inc. (x)*	5,958	24,487
Bassett Furniture Industries, Inc.	2,683	44,994
Beazer Homes USA, Inc.*	6,710	155,806
Casper Sleep, Inc.*	8,645	57,749
Cavco Industries, Inc.*	3,873	1,230,258

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Century Communities, Inc.	12,383	$1,012,806
Ethan Allen Interiors, Inc.	5,628	147,960
Flexsteel Industries, Inc.	1,896	50,927
GoPro, Inc., Class A*	52,844	544,822
Green Brick Partners, Inc.*	13,088	396,959
Hamilton Beach Brands Holding Co., Class A	3,762	54,022
Helen of Troy Ltd.*	9,741	2,381,382
Hooker Furnishings Corp.	3,855	89,744
Hovnanian Enterprises, Inc., Class A*	1,451	184,698
Installed Building Products, Inc.	10,130	1,415,364
iRobot Corp. (x)*	11,924	785,553
KB Home	33,908	1,516,705
Landsea Homes Corp.*	1,586	11,609
La-Z-Boy, Inc.	18,851	684,480
Legacy Housing Corp.*	5,095	134,865
LGI Homes, Inc.*	8,909	1,376,262
Lifetime Brands, Inc.	4,008	64,008
Lovesac Co. (The)*	3,573	236,747
M.D.C. Holdings, Inc.	24,479	1,366,663
M/I Homes, Inc.*	12,010	746,782
Meritage Homes Corp.*	15,336	1,871,912
Purple Innovation, Inc.*	21,492	285,199
Skyline Champion Corp.*	21,604	1,706,284
Snap One Holdings Corp. (x)*	3,522	74,244
Sonos, Inc.*	50,089	1,492,652
Taylor Morrison Home Corp.*	50,496	1,765,340
Traeger, Inc. (x)*	5,317	64,655
Tri Pointe Homes, Inc.*	45,787	1,276,999
Tupperware Brands Corp.*	19,920	304,577
Universal Electronics, Inc.*	3,736	152,242
VOXX International Corp.*	4,754	48,348
Vuzix Corp. (x)*	17,897	155,167
Weber, Inc., Class A (x)	3,680	47,582

		23,960,853

Internet & Direct Marketing Retail (0.4%)
1-800-Flowers.com, Inc., Class A*	7,391	172,728
1stdibs.com, Inc. (x)*	1,858	23,244
aka Brands Holding Corp.*	2,460	22,755
CarParts.com, Inc.*	12,641	141,579
Duluth Holdings, Inc., Class B*	3,666	55,650
Groupon, Inc. (x)*	9,643	223,332
Lands’ End, Inc.*	6,902	135,486
Liquidity Services, Inc.*	7,122	157,254
Lulu’s Fashion Lounge Holdings, Inc.*	2,122	21,708
Overstock.com, Inc.*	17,339	1,023,174
PetMed Express, Inc. (x)	5,154	130,190
Porch Group, Inc. (x)*	28,500	444,315
Quotient Technology, Inc.*	39,459	292,786
RealReal, Inc. (The)*	31,714	368,200
Rent the Runway, Inc., Class A (x)*	3,866	31,508
Revolve Group, Inc.*	14,707	824,180
Shutterstock, Inc.	9,397	1,041,939
Stitch Fix, Inc., Class A*	31,884	603,245
Xometry, Inc., Class A (x)*	2,226	114,082

		5,827,355

Leisure Products (0.5%)
Acushnet Holdings Corp.	14,918	791,847
American Outdoor Brands, Inc.*	4,283	85,360
AMMO, Inc. (x)*	22,874	124,663
Callaway Golf Co.*	46,658	1,280,296
Clarus Corp.	10,267	284,601
Escalade, Inc.	3,215	50,765
Genius Brands International, Inc. (x)*	85,496	89,771
Johnson Outdoors, Inc., Class A	2,018	189,066
Latham Group, Inc.*	12,829	321,110
Malibu Boats, Inc., Class A*	9,194	631,904
Marine Products Corp.	4,405	55,063
MasterCraft Boat Holdings, Inc.*	5,624	159,328
Nautilus, Inc.*	9,140	56,028
Smith & Wesson Brands, Inc.	14,436	256,961
Solo Brands, Inc., Class A*	2,688	42,013
Sturm Ruger & Co., Inc.	7,350	499,947
Vista Outdoor, Inc.*	25,764	1,186,948

		6,105,671

Multiline Retail (0.4%)
Big Lots, Inc.	15,279	688,319
Dillard’s, Inc., Class A (x)	2,400	588,048
Franchise Group, Inc.	10,038	523,582
Macy’s, Inc.	125,056	3,273,966

		5,073,915

Specialty Retail (2.2%)
Aaron’s Co., Inc. (The)	13,776	339,578
Abercrombie & Fitch Co., Class A*	26,351	917,805
Academy Sports & Outdoors, Inc.*	31,273	1,372,885
American Eagle Outfitters, Inc. (x)	63,415	1,605,668
America’s Car-Mart, Inc.*	2,231	228,454
Arko Corp.*	48,986	429,607
Asbury Automotive Group, Inc.*	9,117	1,574,779
Barnes & Noble Education, Inc.*	11,449	77,968
Bed Bath & Beyond, Inc.*	44,184	644,203
Big 5 Sporting Goods Corp.	5,686	108,091
Boot Barn Holdings, Inc.*	11,409	1,403,878
Buckle, Inc. (The)	11,627	491,938
Caleres, Inc.	10,084	228,705
Camping World Holdings, Inc., Class A	17,480	706,192
CarLotz, Inc. (x)*	13,038	29,596
Cato Corp. (The), Class A	6,478	111,163
Chico’s FAS, Inc.*	32,507	174,888
Children’s Place, Inc. (The)*	5,827	462,023
Citi Trends, Inc.*	2,405	227,874
Conn’s, Inc.*	5,487	129,054
Container Store Group, Inc. (The)*	9,390	93,712
Designer Brands, Inc., Class A*	25,489	362,199
Genesco, Inc.*	3,847	246,862
Group 1 Automotive, Inc.	7,321	1,429,206
GrowGeneration Corp.*	20,187	263,440
Guess?, Inc. (x)	11,071	262,161
Haverty Furniture Cos., Inc.	4,340	132,674
Hibbett, Inc.	6,439	463,157

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
JOANN, Inc. (x)	3,397	$35,261
Kirkland’s, Inc.*	4,179	62,393
Lazydays Holdings, Inc.*	2,097	45,169
Lumber Liquidators Holdings, Inc.*	8,783	149,926
MarineMax, Inc.*	8,781	518,430
Monro, Inc.	14,367	837,165
Murphy USA, Inc.	10,307	2,053,567
National Vision Holdings, Inc.*	33,868	1,625,325
ODP Corp. (The)*	20,196	793,299
OneWater Marine, Inc., Class A	3,106	189,373
Party City Holdco, Inc.*	47,602	265,143
Rent-A-Center, Inc.	27,060	1,299,962
Sally Beauty Holdings, Inc.*	50,214	926,950
Shift Technologies, Inc. (x)*	18,817	64,166
Shoe Carnival, Inc.	6,190	241,905
Signet Jewelers Ltd.	21,858	1,902,302
Sleep Number Corp.*	10,172	779,175
Sonic Automotive, Inc., Class A	10,325	510,571
Sportsman’s Warehouse Holdings, Inc.*	11,753	138,685
Tilly’s, Inc., Class A	7,163	115,396
Torrid Holdings, Inc. (x)*	2,236	22,092
TravelCenters of America, Inc.*	3,297	170,191
Urban Outfitters, Inc.*	31,154	914,682
Winmark Corp.	1,148	285,037
Zumiez, Inc.*	8,888	426,535

		28,890,460

Textiles, Apparel & Luxury Goods (0.7%)
Crocs, Inc.*	23,707	3,039,711
Fossil Group, Inc.*	12,661	130,282
G-III Apparel Group Ltd.*	18,784	519,190
Kontoor Brands, Inc.	22,796	1,168,295
Movado Group, Inc.	5,406	226,133
Oxford Industries, Inc.	6,780	688,306
PLBY Group, Inc. (x)*	11,684	311,262
Rocky Brands, Inc.	2,063	82,107
Steven Madden Ltd.	33,003	1,533,649
Superior Group of Cos., Inc.	3,612	79,247
Unifi, Inc.*	5,772	133,622
Vera Bradley, Inc.*	8,126	69,152
Wolverine World Wide, Inc.	35,453	1,021,401

		9,002,357

Total Consumer Discretionary		134,621,057

Consumer Staples (3.1%)
Beverages (0.4%)
Celsius Holdings, Inc.*	21,961	1,637,632
Coca-Cola Consolidated, Inc.	2,043	1,265,005
Duckhorn Portfolio, Inc. (The)*	9,565	223,247
MGP Ingredients, Inc. (x)	4,018	341,490
National Beverage Corp. (x)	10,689	484,532
NewAge, Inc. (x)*	40,133	41,337
Primo Water Corp.	63,108	1,112,594
Zevia PBC, Class A (x)*	2,884	20,332

		5,126,169

Food & Staples Retailing (0.9%)
Andersons, Inc. (The)	11,705	453,101
BJ’s Wholesale Club Holdings, Inc.*	55,363	3,707,660
Chefs’ Warehouse, Inc. (The)*	12,335	410,755
HF Foods Group, Inc. (x)*	11,041	93,407
Ingles Markets, Inc., Class A	4,004	345,705
MedAvail Holdings, Inc. (x)*	3,334	4,668
Natural Grocers by Vitamin Cottage, Inc.	2,804	39,957
Performance Food Group Co.*	60,669	2,784,100
PriceSmart, Inc.	10,117	740,261
Rite Aid Corp.*	23,681	347,874
SpartanNash Co.	9,879	254,483
Sprouts Farmers Market, Inc.*	47,148	1,399,353
United Natural Foods, Inc.*	24,563	1,205,552
Village Super Market, Inc., Class A	3,312	77,468
Weis Markets, Inc.	4,355	286,907

		12,151,251

Food Products (0.9%)
AppHarvest, Inc. (x)*	20,687	80,472
B&G Foods, Inc. (x)	28,897	888,005
Calavo Growers, Inc.	7,731	327,794
Cal-Maine Foods, Inc.	14,599	540,017
Fresh Del Monte Produce, Inc.	11,819	326,204
Hostess Brands, Inc.*	55,325	1,129,737
J & J Snack Foods Corp.	6,759	1,067,652
John B Sanfilippo & Son, Inc.	2,356	212,417
Laird Superfood, Inc. (x)*	1,833	23,902
Lancaster Colony Corp.	8,107	1,342,519
Landec Corp.*	9,290	103,119
Limoneira Co.	6,291	94,365
Mission Produce, Inc.*	11,048	173,454
Sanderson Farms, Inc.	8,315	1,588,830
Seneca Foods Corp., Class A*	1,977	94,797
Simply Good Foods Co. (The)*	36,404	1,513,314
Sovos Brands, Inc.*	5,329	80,201
Tattooed Chef, Inc. (x)*	12,568	195,307
Tootsie Roll Industries, Inc.	7,365	266,834
TreeHouse Foods, Inc.*	21,309	863,654
Utz Brands, Inc.	22,904	365,319
Vita Coco Co., Inc. (The) (x)*	2,566	28,662
Vital Farms, Inc.*	6,291	113,616
Whole Earth Brands, Inc.*	11,111	119,332

		11,539,523

Household Products (0.3%)
Central Garden & Pet Co.*	2,748	144,627
Central Garden & Pet Co., Class A*	17,795	851,491
Energizer Holdings, Inc.	28,280	1,134,028
Oil-Dri Corp. of America	2,231	73,021
WD-40 Co.	5,814	1,422,337

		3,625,504

Personal Products (0.5%)
Beauty Health Co. (The)*	35,193	850,263
BellRing Brands, Inc., Class A*	12,059	344,043
Edgewell Personal Care Co.	24,004	1,097,223
elf Beauty, Inc.*	19,582	650,318

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Honest Co., Inc. (The) (x)*	22,938	$185,568
Inter Parfums, Inc.	7,866	840,875
Medifast, Inc.	5,144	1,077,308
Nature’s Sunshine Products, Inc.	3,375	62,438
Nu Skin Enterprises, Inc., Class A	20,483	1,039,512
Revlon, Inc., Class A*	2,174	24,653
Thorne HealthTech, Inc. (x)*	1,888	11,725
USANA Health Sciences, Inc.*	5,549	561,559
Veru, Inc.*	19,294	113,642

		6,859,127

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	45,602	140,910
Turning Point Brands, Inc.	3,779	142,771
Universal Corp.	10,394	570,838
Vector Group Ltd.	63,435	728,234

		1,582,753

Total Consumer Staples		40,884,327

Energy (3.9%)
Energy Equipment & Services (0.7%)
Archrock, Inc.	54,001	403,927
Aspen Aerogels, Inc.*	8,688	432,576
Bristow Group, Inc.*	8,169	258,712
Cactus, Inc., Class A	22,412	854,570
ChampionX Corp.*	82,719	1,671,751
DMC Global, Inc.*	7,621	301,868
Dril-Quip, Inc.*	13,954	274,615
Expro Group Holdings NV*	17,622	252,876
FTS International, Inc., Class A*	2,618	68,723
Helix Energy Solutions Group, Inc.*	49,570	154,658
Helmerich & Payne, Inc.	42,498	1,007,203
Liberty Oilfield Services, Inc., Class A*	26,555	257,584
Nabors Industries Ltd.*	3,158	256,082
National Energy Services Reunited Corp. (x)*	13,599	128,511
Newpark Resources, Inc.*	38,594	113,466
NexTier Oilfield Solutions, Inc.*	71,669	254,425
Oceaneering International, Inc.*	39,482	446,541
Oil States International, Inc.*	18,467	91,781
Patterson-UTI Energy, Inc.	82,960	701,012
ProPetro Holding Corp.*	37,141	300,842
RPC, Inc.*	20,882	94,804
Select Energy Services, Inc., Class A*	32,202	200,618
Solaris Oilfield Infrastructure, Inc., Class A	9,602	62,893
TETRA Technologies, Inc.*	36,861	104,685
Tidewater, Inc.*	17,563	188,100
US Silica Holdings, Inc.*	29,566	277,920

		9,160,743

Oil, Gas & Consumable Fuels (3.2%)
Aemetis, Inc. (x)*	7,095	87,269
Alto Ingredients, Inc.*	21,769	104,709
Altus Midstream Co. (x)	862	52,849
Antero Resources Corp.*	120,026	2,100,455
Arch Resources, Inc.	6,093	556,413
Berry Corp.	30,663	258,182
Brigham Minerals, Inc., Class A	15,691	330,923
California Resources Corp.	33,551	1,432,963
Callon Petroleum Co. (x)*	18,443	871,432
Centennial Resource Development, Inc., Class A*	72,739	434,979
Centrus Energy Corp., Class A*	2,784	138,949
Chesapeake Energy Corp.	42,929	2,769,779
Civitas Resources, Inc.	18,156	889,099
Clean Energy Fuels Corp.*	59,694	365,924
CNX Resources Corp.*	90,177	1,239,934
Comstock Resources, Inc.*	23,796	192,510
CONSOL Energy, Inc.*	9,271	210,544
Crescent Energy, Inc., Class A (x)	10,740	136,183
CVR Energy, Inc.	15,014	252,385
Delek US Holdings, Inc.*	28,912	433,391
Denbury, Inc.*	20,458	1,566,878
DHT Holdings, Inc.	55,337	287,199
Dorian LPG Ltd.	13,743	174,399
Earthstone Energy, Inc., Class A*	7,448	81,481
Energy Fuels, Inc. (x)*	55,601	424,236
Equitrans Midstream Corp.	166,545	1,722,075
Falcon Minerals Corp.	12,122	59,034
Frontline Ltd. (x)*	46,155	326,316
Gevo, Inc. (x)*	78,939	337,859
Golar LNG Ltd.*	40,083	496,628
Green Plains, Inc.*	16,030	557,203
HighPeak Energy, Inc.	1,210	17,714
International Seaways, Inc.	13,321	195,552
Kosmos Energy Ltd.*	191,332	662,009
Laredo Petroleum, Inc.*	5,009	301,191
Magnolia Oil & Gas Corp., Class A	54,810	1,034,265
Matador Resources Co.	44,956	1,659,776
Murphy Oil Corp.	59,636	1,557,096
Nordic American Tankers Ltd. (x)	73,227	123,754
Northern Oil and Gas, Inc.	21,395	440,309
Oasis Petroleum, Inc.	8,373	1,054,914
Ovintiv, Inc.	106,070	3,574,559
Par Pacific Holdings, Inc.*	19,773	326,057
PBF Energy, Inc., Class A*	42,788	554,960
PDC Energy, Inc.	39,562	1,929,834
Peabody Energy Corp.*	33,824	340,608
Range Resources Corp.*	95,661	1,705,636
Ranger Oil Corp.*	5,890	158,559
Renewable Energy Group, Inc.*	18,577	788,408
REX American Resources Corp.*	2,279	218,784
Riley Exploration Permian, Inc.	700	13,524
Scorpio Tankers, Inc.	13,491	172,820
SFL Corp. Ltd.	46,814	381,534
SM Energy Co.	50,466	1,487,738
Southwestern Energy Co.*	404,808	1,886,405
Talos Energy, Inc.*	21,129	207,064
Teekay Corp. (x)*	20,539	64,493
Teekay Tankers Ltd., Class A (x)*	7,214	78,633
Tellurian, Inc.*	145,429	447,921
Uranium Energy Corp. (x)*	104,040	348,534
Ur-Energy, Inc. (x)*	53,823	65,664
W&T Offshore, Inc.*	29,617	95,663
Whiting Petroleum Corp.*	16,046	1,037,855
World Fuel Services Corp.	27,185	719,587

		42,543,600

Total Energy		51,704,343

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Financials (14.5%)
Banks (7.8%)
1st Source Corp.	5,500	$272,800
Allegiance Bancshares, Inc.	6,016	253,935
Amalgamated Financial Corp.	4,834	81,066
Amerant Bancorp, Inc.	8,073	278,922
American National Bankshares, Inc.	3,671	138,323
Ameris Bancorp	27,298	1,356,165
Arrow Financial Corp.	5,307	186,966
Associated Banc-Corp.	60,177	1,359,398
Atlantic Capital Bancshares, Inc.*	6,320	181,826
Atlantic Union Bankshares Corp.	32,946	1,228,556
Banc of California, Inc.	20,250	397,305
BancFirst Corp.	6,890	486,158
Bancorp, Inc. (The)*	22,141	560,389
Bank First Corp. (x)	2,366	170,920
Bank of Marin Bancorp	4,290	159,717
Bank of NT Butterfield & Son Ltd. (The)	20,436	778,816
BankUnited, Inc.	37,009	1,565,851
Banner Corp.	14,156	858,845
Bar Harbor Bankshares	4,662	134,872
Berkshire Hills Bancorp, Inc.	20,013	568,970
Blue Ridge Bankshares, Inc. (x)	4,793	85,795
Brookline Bancorp, Inc.	34,741	562,457
Bryn Mawr Bank Corp.	5,821	262,003
Business First Bancshares, Inc.	6,981	197,632
Byline Bancorp, Inc.	7,677	209,966
Cadence Bank	71,756	2,137,611
Cambridge Bancorp	2,555	239,122
Camden National Corp.	4,725	227,556
Capital Bancorp, Inc.	1,925	50,435
Capital City Bank Group, Inc.	5,224	137,914
Capstar Financial Holdings, Inc.	6,942	145,990
Carter Bankshares, Inc.*	9,327	143,543
Cathay General Bancorp	29,151	1,253,201
CBTX, Inc.	5,925	171,825
Central Pacific Financial Corp.	8,512	239,783
CIT Group, Inc.	41,388	2,124,860
Citizens & Northern Corp.	5,932	154,944
City Holding Co.	6,814	557,317
Civista Bancshares, Inc.	4,739	115,632
CNB Financial Corp.	6,128	162,392
Coastal Financial Corp.*	2,898	146,697
Columbia Banking System, Inc.	33,598	1,099,327
Community Bank System, Inc.	23,012	1,713,934
Community Trust Bancorp, Inc.	4,675	203,877
ConnectOne Bancorp, Inc.	13,638	446,099
CrossFirst Bankshares, Inc.*	13,745	214,559
Customers Bancorp, Inc.*	12,866	841,050
CVB Financial Corp.	56,806	1,216,216
Dime Community Bancshares, Inc.	14,936	525,150
Eagle Bancorp, Inc.	14,838	865,649
Eastern Bankshares, Inc.	72,910	1,470,595
Enterprise Bancorp, Inc.	3,556	159,736
Enterprise Financial Services Corp.	13,844	651,914
Equity Bancshares, Inc., Class A	5,002	169,718
Farmers National Banc Corp.	9,560	177,338
FB Financial Corp.	15,937	698,359
Fidelity D&D Bancorp, Inc. (x)	1,660	97,940
Financial Institutions, Inc.	5,547	176,395
First Bancorp (Nasdaq Stock Exchange)	12,945	591,845
First Bancorp (Quotrix Stock Exchange)	88,375	1,217,807
First Bancorp, Inc. (The)	4,610	144,754
First Bancshares, Inc. (The)	6,409	247,516
First Bank	6,479	94,010
First Busey Corp.	21,864	592,952
First Commonwealth Financial Corp.	42,053	676,633
First Community Bankshares, Inc.	5,889	196,810
First Financial Bancorp	36,368	886,652
First Financial Bankshares, Inc.	53,609	2,725,482
First Financial Corp.	3,629	164,357
First Foundation, Inc.	15,642	388,860
First Internet Bancorp	3,048	143,378
First Interstate BancSystem, Inc., Class A	18,606	756,706
First Merchants Corp.	21,388	895,943
First Mid Bancshares, Inc.	5,301	226,830
First Midwest Bancorp, Inc.	51,645	1,057,690
First of Long Island Corp. (The)	7,675	165,703
Five Star Bancorp (x)	2,936	88,080
Flushing Financial Corp.	10,048	244,166
Fulton Financial Corp.	68,185	1,159,145
German American Bancorp, Inc.	9,405	366,607
Glacier Bancorp, Inc.	44,131	2,502,228
Great Southern Bancorp, Inc.	3,846	227,876
Great Western Bancorp, Inc.	23,488	797,652
Guaranty Bancshares, Inc.	2,957	111,124
Hancock Whitney Corp.	35,566	1,779,011
Hanmi Financial Corp.	8,945	211,818
HarborOne Bancorp, Inc.	13,313	197,565
HBT Financial, Inc.	5,224	97,846
Heartland Financial USA, Inc.	15,589	788,959
Heritage Commerce Corp.	18,809	224,579
Heritage Financial Corp.	10,854	265,272
Hilltop Holdings, Inc.	28,524	1,002,333
Home BancShares, Inc.	61,874	1,506,632
HomeStreet, Inc.	5,710	296,920
HomeTrust Bancshares, Inc.	5,379	166,641
Hope Bancorp, Inc.	51,046	750,887
Horizon Bancorp, Inc.	12,579	262,272
Howard Bancorp, Inc.*	3,666	79,882
Independent Bank Corp.	7,197	171,792
Independent Bank Corp./MA	20,740	1,690,932
Independent Bank Group, Inc.	16,728	1,206,925
International Bancshares Corp.	24,063	1,020,031
Investors Bancorp, Inc.	93,097	1,410,420
Lakeland Bancorp, Inc.	14,707	279,286
Lakeland Financial Corp.	10,156	813,902
Live Oak Bancshares, Inc.	13,182	1,150,657
Macatawa Bank Corp.	10,440	92,081
Mercantile Bank Corp.	5,509	192,980
Meta Financial Group, Inc.	14,158	844,666
Metrocity Bankshares, Inc.	7,019	193,233
Metropolitan Bank Holding Corp.*	2,723	290,081

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Mid Penn Bancorp, Inc.	3,617	$114,804
Midland States Bancorp, Inc.	7,108	176,207
MidWestOne Financial Group, Inc.	5,547	179,556
MVB Financial Corp.	3,418	141,915
National Bank Holdings Corp., Class A	11,147	489,799
NBT Bancorp, Inc.	18,909	728,375
Nicolet Bankshares, Inc.*	2,896	248,332
Northrim BanCorp, Inc.	2,301	100,001
OceanFirst Financial Corp.	25,757	571,805
OFG Bancorp	20,487	544,135
Old National Bancorp	73,874	1,338,597
Old Second Bancorp, Inc.	9,467	119,190
Origin Bancorp, Inc.	6,567	281,856
Orrstown Financial Services, Inc.	4,344	109,469
Pacific Premier Bancorp, Inc.	36,519	1,461,856
Park National Corp.	6,271	861,071
Peapack-Gladstone Financial Corp.	6,664	235,906
Peoples Bancorp, Inc.	8,287	263,609
Peoples Financial Services Corp.	2,928	154,276
Preferred Bank	3,333	239,276
Primis Financial Corp.	8,021	120,636
QCR Holdings, Inc.	4,556	255,136
RBB Bancorp	5,755	150,781
Red River Bancshares, Inc.	2,058	110,103
Reliant Bancorp, Inc.	4,896	173,808
Renasant Corp.	23,762	901,768
Republic Bancorp, Inc., Class A	3,079	156,536
Republic First Bancorp, Inc.*	23,017	85,623
S&T Bancorp, Inc.	17,319	545,895
Sandy Spring Bancorp, Inc.	20,026	962,850
Seacoast Banking Corp. of Florida	21,221	751,011
ServisFirst Bancshares, Inc. (x)	20,061	1,703,981
Sierra Bancorp	5,397	146,529
Silvergate Capital Corp., Class A*	10,720	1,588,704
Simmons First National Corp., Class A	44,688	1,321,871
SmartFinancial, Inc.	4,892	133,845
South Plains Financial, Inc.	4,102	114,077
Southern First Bancshares, Inc.*	2,232	139,478
Southside Bancshares, Inc.	14,751	616,887
SouthState Corp.	29,351	2,351,309
Spirit of Texas Bancshares, Inc.	4,531	130,402
Stock Yards Bancorp, Inc.	8,556	546,557
Summit Financial Group, Inc.	4,084	112,106
Texas Capital Bancshares, Inc.*	20,228	1,218,737
Third Coast Bancshares, Inc.*	993	25,798
Tompkins Financial Corp.	6,242	521,706
Towne Bank	31,313	989,178
TriCo Bancshares	12,084	519,129
TriState Capital Holdings, Inc.*	7,691	232,730
Triumph Bancorp, Inc.*	10,333	1,230,454
Trustmark Corp.	28,275	917,806
UMB Financial Corp.	17,677	1,875,706
United Bankshares, Inc.	51,839	1,880,719
United Community Banks, Inc.	36,922	1,326,977
Univest Financial Corp.	8,005	239,510
Valley National Bancorp	164,322	2,259,427
Veritex Holdings, Inc.	21,417	851,968
Washington Trust Bancorp, Inc.	4,774	269,110
WesBanco, Inc.	27,010	945,080
West BanCorp, Inc.	5,976	185,674
Westamerica Bancorp	11,748	678,212

		102,380,589

Capital Markets (1.5%)
Artisan Partners Asset Management, Inc., Class A	25,440	1,211,961
AssetMark Financial Holdings, Inc.*	6,232	163,341
Associated Capital Group, Inc., Class A	1,438	61,834
B Riley Financial, Inc.	8,480	753,533
BGC Partners, Inc., Class A	137,978	641,598
Blucora, Inc.*	14,818	256,648
Brightsphere Investment Group, Inc.	26,305	673,408
Cohen & Steers, Inc.	10,805	999,570
Cowen, Inc., Class A	7,627	275,335
Diamond Hill Investment Group, Inc.	1,065	206,855
Donnelley Financial Solutions, Inc.*	12,033	567,236
Federated Hermes, Inc.	41,151	1,546,454
Focus Financial Partners, Inc., Class A*	23,214	1,386,340
GAMCO Investors, Inc., Class A	2,845	71,068
GCM Grosvenor, Inc., Class A (x)	12,122	127,281
Greenhill & Co., Inc.	3,080	55,224
Hamilton Lane, Inc., Class A	14,480	1,500,418
Houlihan Lokey, Inc.	20,876	2,161,083
Moelis & Co., Class A	25,467	1,591,942
Open Lending Corp., Class A*	42,626	958,232
Oppenheimer Holdings, Inc., Class A	2,800	129,836
Piper Sandler Cos.	7,411	1,322,938
PJT Partners, Inc., Class A	9,725	720,525
Pzena Investment Management, Inc., Class A	7,876	74,586
Sculptor Capital Management, Inc.	7,834	167,256
StepStone Group, Inc., Class A	16,226	674,515
StoneX Group, Inc.*	7,092	434,385
Value Line, Inc. (x)	1,488	69,668
Virtus Investment Partners, Inc.	3,149	935,568
WisdomTree Investments, Inc.	37,172	227,493

		19,966,131

Consumer Finance (0.8%)
Atlanticus Holdings Corp.*	1,441	102,772
Curo Group Holdings Corp.	6,514	104,289
Encore Capital Group, Inc.*	13,473	836,808
Enova International, Inc.*	15,189	622,142
EZCORP, Inc., Class A*	15,941	117,485
FirstCash Holdings, Inc.	16,183	1,210,650
Green Dot Corp., Class A*	23,225	841,674
LendingClub Corp.*	40,024	967,780
LendingTree, Inc.*	4,804	588,971
Navient Corp.	66,785	1,417,178
Nelnet, Inc., Class A	7,049	688,546

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Oportun Financial Corp.*	5,321	$107,750
PRA Group, Inc.*	18,894	948,668
PROG Holdings, Inc.*	28,754	1,297,093
Regional Management Corp.	2,453	140,949
World Acceptance Corp.*	1,142	280,281

		10,273,036

Diversified Financial Services (0.1%)
Alerus Financial Corp.	4,920	144,057
A-Mark Precious Metals, Inc.	2,506	153,117
Banco Latinoamericano de Comercio Exterior SA, Class E	10,848	180,077
Cannae Holdings, Inc.*	37,054	1,302,448
Marlin Business Services Corp.	3,328	77,476

		1,857,175

Insurance (1.8%)
Ambac Financial Group, Inc.*	12,687	203,626
American Equity Investment Life Holding Co.	34,283	1,334,294
American National Group, Inc.	3,001	566,709
AMERISAFE, Inc.	7,492	403,294
Argo Group International Holdings Ltd.	13,517	785,473
Bright Health Group, Inc. (x)*	18,417	63,354
BRP Group, Inc., Class A*	17,821	643,516
Citizens, Inc. (x)*	19,643	104,304
CNO Financial Group, Inc.	52,847	1,259,872
Crawford & Co., Class A	8,594	64,369
Donegal Group, Inc., Class A	3,591	51,315
eHealth, Inc.*	6,587	167,969
Employers Holdings, Inc.	12,099	500,657
Enstar Group Ltd.*	5,397	1,336,243
Genworth Financial, Inc., Class A*	221,391	896,634
Goosehead Insurance, Inc., Class A	7,332	953,747
Greenlight Capital Re Ltd., Class A*	10,086	79,074
HCI Group, Inc.	1,496	124,976
Heritage Insurance Holdings, Inc.	10,159	59,735
Horace Mann Educators Corp.	18,576	718,891
Independence Holding Co.	1,535	87,004
Investors Title Co.	536	105,672
James River Group Holdings Ltd.	10,619	305,933
Kinsale Capital Group, Inc.	8,714	2,072,973
Maiden Holdings Ltd.*	19,960	61,078
MBIA, Inc.*	12,823	202,475
MetroMile, Inc. (x)*	23,656	51,807
National Western Life Group, Inc., Class A	774	165,977
NI Holdings, Inc.*	5,179	97,935
Palomar Holdings, Inc.*	9,969	645,692
ProAssurance Corp.	22,656	573,197
RLI Corp.	16,557	1,856,040
Safety Insurance Group, Inc.	6,458	549,124
Selective Insurance Group, Inc.	24,703	2,024,164
Selectquote, Inc. (x)*	55,833	505,847
SiriusPoint Ltd.*	26,709	217,144
State Auto Financial Corp.	4,885	252,506
Stewart Information Services Corp.	11,263	897,999
Tiptree, Inc.	8,646	119,574
Trean Insurance Group, Inc.*	5,159	45,967
Trupanion, Inc.*	15,451	2,039,996
United Fire Group, Inc.	5,339	123,811
United Insurance Holdings Corp.	10,599	46,000
Universal Insurance Holdings, Inc.	9,827	167,059

		23,533,026

Mortgage Real Estate Investment Trusts (REITs) (1.1%)
AFC Gamma, Inc. (REIT) (x)	2,111	48,046
Angel Oak Mortgage, Inc. (REIT) (x)	1,463	23,964
Apollo Commercial Real Estate Finance, Inc. (REIT)	62,186	818,368
Arbor Realty Trust, Inc. (REIT)	56,102	1,027,789
Ares Commercial Real Estate Corp. (REIT)	13,104	190,532
ARMOUR Residential REIT, Inc. (REIT) (x)	19,042	186,802
Blackstone Mortgage Trust, Inc. (REIT), Class A	62,432	1,911,668
BrightSpire Capital, Inc. (REIT)	25,774	264,441
Broadmark Realty Capital, Inc. (REIT)	57,488	542,112
Chimera Investment Corp. (REIT)	98,457	1,484,732
Dynex Capital, Inc. (REIT) (x)	10,126	169,206
Ellington Financial, Inc. (REIT)	14,037	239,892
Franklin BSP Realty Trust, Inc. (REIT)	9,805	146,487
Granite Point Mortgage Trust, Inc. (REIT)	16,872	197,571
Great Ajax Corp. (REIT)	9,070	119,361
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	30,999	1,646,667
Invesco Mortgage Capital, Inc. (REIT)	76,622	213,009
KKR Real Estate Finance Trust, Inc. (REIT)	9,973	207,738
Ladder Capital Corp. (REIT)	49,045	588,050
MFA Financial, Inc. (REIT)	201,606	919,323
New York Mortgage Trust, Inc. (REIT)	156,017	580,383
Orchid Island Capital, Inc. (REIT) (x)	28,402	127,809
PennyMac Mortgage Investment Trust (REIT)‡	44,140	764,946
Ready Capital Corp. (REIT)	19,604	306,411
Redwood Trust, Inc. (REIT)	48,081	634,188
TPG RE Finance Trust, Inc. (REIT)	18,395	226,626
Two Harbors Investment Corp. (REIT) (x)	138,794	800,841

		14,386,962

Thrifts & Mortgage Finance (1.4%)
Axos Financial, Inc.*	24,980	1,396,632
Blue Foundry Bancorp*	6,850	100,216
Bridgewater Bancshares, Inc.*	8,567	151,550
Capitol Federal Financial, Inc.	57,161	647,634

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Columbia Financial, Inc.*	12,163	$253,720
Essent Group Ltd.	44,980	2,047,939
Federal Agricultural Mortgage Corp., Class C	3,635	450,486
Finance of America Cos., Inc., Class A (x)*	4,376	17,373
Flagstar Bancorp, Inc.	21,614	1,036,175
FS Bancorp, Inc.	2,942	98,939
Hingham Institution For Savings (The)	433	181,808
Home Bancorp, Inc.	2,756	114,402
Home Point Capital, Inc. (x)	1,741	7,835
Kearny Financial Corp.	19,812	262,509
Luther Burbank Corp.	8,059	113,148
Merchants Bancorp	3,525	166,838
Mr Cooper Group, Inc.*	26,387	1,097,963
NMI Holdings, Inc., Class A*	37,007	808,603
Northfield Bancorp, Inc.	12,305	198,849
Northwest Bancshares, Inc.	51,702	732,100
Ocwen Financial Corp.*	2,398	95,848
PCSB Financial Corp.	4,186	79,701
PennyMac Financial Services, Inc.‡	13,302	928,214
Pioneer Bancorp, Inc.*	4,972	56,283
Premier Financial Corp.	15,627	483,031
Provident Bancorp, Inc.	5,666	105,388
Provident Financial Services, Inc.	32,097	777,389
Radian Group, Inc.	77,034	1,627,728
Southern Missouri Bancorp, Inc.	2,396	124,999
TrustCo Bank Corp.	5,555	185,037
Velocity Financial, Inc.*	2,290	31,373
Walker & Dunlop, Inc.	11,811	1,782,044
Washington Federal, Inc.	26,117	871,785
Waterstone Financial, Inc.	8,174	178,684
WSFS Financial Corp.	20,793	1,042,145

		18,254,368

Total Financials		190,651,287

Health Care (16.3%)
Biotechnology (7.5%)
2seventy bio, Inc.*	9,178	235,232
4D Molecular Therapeutics, Inc.*	7,552	165,691
89bio, Inc. (x)*	5,651	73,859
ACADIA Pharmaceuticals, Inc.*	48,475	1,131,407
Acumen Pharmaceuticals, Inc. (x)*	2,784	18,820
Adagio Therapeutics, Inc. (x)*	8,924	64,788
Adicet Bio, Inc. (x)*	6,137	107,336
Adverum Biotechnologies, Inc.*	27,025	47,564
Aeglea BioTherapeutics, Inc.*	13,359	63,455
Aerovate Therapeutics, Inc. (x)*	2,574	30,347
Affimed NV*	48,707	268,863
Agenus, Inc. (x)*	85,369	274,888
Agios Pharmaceuticals, Inc.*	22,823	750,192
Akebia Therapeutics, Inc.*	50,007	113,016
Akero Therapeutics, Inc.*	9,444	199,741
Akouos, Inc. (x)*	7,228	61,438
Albireo Pharma, Inc.*	8,563	199,432
Aldeyra Therapeutics, Inc.*	14,792	59,168
Alector, Inc.*	21,979	453,866
Aligos Therapeutics, Inc. (x)*	5,664	67,232
Alkermes plc*	64,991	1,511,691
Allakos, Inc.*	13,951	136,580
Allogene Therapeutics, Inc.*	26,499	395,365
Allovir, Inc.*	10,486	135,689
Alpine Immune Sciences, Inc. (x)*	3,317	45,940
Altimmune, Inc.*	11,539	105,697
ALX Oncology Holdings, Inc.*	6,968	149,742
Amicus Therapeutics, Inc.*	105,731	1,221,193
AnaptysBio, Inc.*	5,191	180,387
Anavex Life Sciences Corp. (x)*	28,314	490,965
Anika Therapeutics, Inc.*	5,983	214,371
Annexon, Inc.*	9,514	109,316
Apellis Pharmaceuticals, Inc.*	29,613	1,400,103
Applied Molecular Transport, Inc. (x)*	10,365	144,903
Applied Therapeutics, Inc.*	6,278	56,188
AquaBounty Technologies, Inc. (x)*	15,810	33,201
Arbutus Biopharma Corp. (x)*	23,352	90,839
Arcturus Therapeutics Holdings, Inc. (x)*	8,980	332,350
Arcus Biosciences, Inc.*	19,096	772,815
Arcutis Biotherapeutics, Inc.*	11,855	245,873
Ardelyx, Inc.*	35,857	39,443
Arena Pharmaceuticals, Inc.*	26,702	2,481,684
Arrowhead Pharmaceuticals, Inc.*	41,337	2,740,643
Atara Biotherapeutics, Inc.*	34,157	538,314
Athenex, Inc.*	33,420	45,451
Athersys, Inc. (x)*	60,989	55,049
Atossa Therapeutics, Inc. (x)*	35,775	57,240
Atreca, Inc., Class A (x)*	8,433	25,552
Aura Biosciences, Inc.*	1,348	22,889
Avalo Therapeutics, Inc.*	16,534	28,108
Avid Bioservices, Inc.*	25,227	736,124
Avidity Biosciences, Inc.*	10,315	245,188
Avita Medical, Inc.*	7,251	86,867
Avrobio, Inc.*	12,404	47,755
Beam Therapeutics, Inc.*	20,076	1,599,856
Beyondspring, Inc. (x)*	10,696	48,453
BioAtla, Inc.*	7,183	141,002
BioCryst Pharmaceuticals, Inc.*	75,341	1,043,473
Biohaven Pharmaceutical Holding Co. Ltd.*	22,419	3,089,562
Biomea Fusion, Inc. (x)*	5,214	38,844
Bioxcel Therapeutics, Inc. (x)*	6,430	130,722
Black Diamond Therapeutics, Inc. (x)*	9,011	48,029
Bluebird Bio, Inc.*	27,538	275,105
Blueprint Medicines Corp.*	23,778	2,546,862
Bolt Biotherapeutics, Inc. (x)*	6,358	31,154
Bridgebio Pharma, Inc. (x)*	42,782	713,604
Brooklyn ImmunoTherapeutics, Inc. (x)*	7,247	30,220
C4 Therapeutics, Inc.*	15,050	484,610
Cardiff Oncology, Inc.*	10,823	65,046
CareDx, Inc.*	21,004	955,262
Caribou Biosciences, Inc.*	5,327	80,384
Catalyst Pharmaceuticals, Inc.*	42,806	289,797
Celcuity, Inc. (x)*	2,311	30,482
Celldex Therapeutics, Inc.*	17,884	691,038

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
CEL-SCI Corp. (x)*	16,053	$113,976
Century Therapeutics, Inc. (x)*	2,852	45,233
Cerevel Therapeutics Holdings, Inc.*	15,842	513,598
ChemoCentryx, Inc.*	22,720	827,235
Chimerix, Inc.*	22,280	143,260
Chinook Therapeutics, Inc.*	14,674	239,333
Clene, Inc. (x)*	6,675	27,368
Clovis Oncology, Inc. (x)*	42,382	114,855
Codiak Biosciences, Inc.*	4,685	52,191
Cogent Biosciences, Inc. (x)*	11,100	95,238
Coherus Biosciences, Inc.*	26,680	425,813
Cortexyme, Inc. (x)*	8,598	108,507
Crinetics Pharmaceuticals, Inc.*	16,029	455,384
Cue Biopharma, Inc.*	13,647	154,348
Cullinan Oncology, Inc. (x)*	10,453	161,290
Curis, Inc.*	26,403	125,678
Cyteir Therapeutics, Inc. (x)*	2,321	26,390
Cytokinetics, Inc.*	31,920	1,454,914
CytomX Therapeutics, Inc.*	31,296	135,512
Day One Biopharmaceuticals, Inc. (x)*	2,735	46,085
Deciphera Pharmaceuticals, Inc.*	18,284	178,635
Denali Therapeutics, Inc.*	36,987	1,649,620
DermTech, Inc. (x)*	10,229	161,618
Design Therapeutics, Inc.*	8,923	191,041
Dynavax Technologies Corp. (x)*	45,848	645,081
Dyne Therapeutics, Inc. (x)*	11,628	138,257
Eagle Pharmaceuticals, Inc.*	4,608	234,639
Editas Medicine, Inc.*	29,465	782,296
Eiger BioPharmaceuticals, Inc.*	11,184	58,045
Eliem Therapeutics, Inc. (x)*	1,957	20,470
Emergent BioSolutions, Inc.*	20,011	869,878
Enanta Pharmaceuticals, Inc.*	8,048	601,829
Entrada Therapeutics, Inc. (x)*	2,208	37,801
Epizyme, Inc.*	27,952	69,880
Erasca, Inc. (x)*	5,610	87,404
Evelo Biosciences, Inc. (x)*	9,218	55,953
Exagen, Inc.*	3,116	36,239
Fate Therapeutics, Inc.*	33,045	1,933,463
FibroGen, Inc.*	27,347	385,593
Finch Therapeutics Group, Inc. (x)*	2,084	20,778
Foghorn Therapeutics, Inc.*	5,775	132,074
Forma Therapeutics Holdings, Inc.*	12,449	177,025
Forte Biosciences, Inc. (x)*	3,384	7,242
Fortress Biotech, Inc.*	23,793	59,483
Frequency Therapeutics, Inc. (x)*	11,788	60,472
G1 Therapeutics, Inc. (x)*	9,285	94,800
Gemini Therapeutics, Inc. (x)*	6,426	18,700
Generation Bio Co.*	17,068	120,841
Geron Corp. (x)*	120,202	146,646
Global Blood Therapeutics, Inc.*	24,786	725,486
Gossamer Bio, Inc.*	24,866	281,234
Graphite Bio, Inc.*	4,131	51,348
Greenwich Lifesciences, Inc. (x)*	1,198	29,147
Gritstone bio, Inc. (x)*	12,326	158,512
GT Biopharma, Inc. (x)*	7,147	21,798
Halozyme Therapeutics, Inc.*	57,668	2,318,830
Harpoon Therapeutics, Inc.*	6,627	50,034
Heron Therapeutics, Inc. (x)*	25,949	236,914
Homology Medicines, Inc.*	19,331	70,365
Hookipa Pharma, Inc.*	6,088	14,185
Humanigen, Inc. (x)*	13,695	50,945
iBio, Inc. (x)*	65,732	36,087
Icosavax, Inc. (x)*	3,743	85,640
Ideaya Biosciences, Inc.*	8,518	201,366
IGM Biosciences, Inc. (x)*	3,782	110,926
Imago Biosciences, Inc. (x)*	2,432	57,663
Immuneering Corp., Class A (x)*	1,908	30,852
Immunic, Inc. (x)*	4,634	44,347
ImmunityBio, Inc. (x)*	27,519	167,316
ImmunoGen, Inc.*	77,023	571,511
Immunovant, Inc.*	24,822	211,483
Impel Neuropharma, Inc. (x)*	1,361	11,745
Infinity Pharmaceuticals, Inc.*	26,185	58,916
Inhibrx, Inc.*	10,810	472,073
Inovio Pharmaceuticals, Inc. (x)*	81,430	406,336
Inozyme Pharma, Inc.*	4,297	29,306
Insmed, Inc.*	49,572	1,350,341
Instil Bio, Inc. (x)*	18,863	322,746
Intellia Therapeutics, Inc.*	28,110	3,323,726
Intercept Pharmaceuticals, Inc. (x)*	11,484	187,074
Invitae Corp.*	82,475	1,259,393
Ironwood Pharmaceuticals, Inc.*	67,939	792,169
iTeos Therapeutics, Inc.*	5,382	250,586
IVERIC bio, Inc.*	44,828	749,524
Janux Therapeutics, Inc.*	3,391	66,904
Jounce Therapeutics, Inc.*	9,942	83,016
KalVista Pharmaceuticals, Inc.*	8,566	113,328
Karuna Therapeutics, Inc.*	8,902	1,166,162
Karyopharm Therapeutics, Inc. (x)*	30,575	196,597
Keros Therapeutics, Inc.*	5,628	329,294
Kezar Life Sciences, Inc.*	17,241	288,270
Kiniksa Pharmaceuticals Ltd., Class A*	9,000	105,930
Kinnate Biopharma, Inc. (x)*	7,136	126,450
Kodiak Sciences, Inc.*	14,465	1,226,343
Kronos Bio, Inc. (x)*	15,612	212,167
Krystal Biotech, Inc.*	6,910	483,355
Kura Oncology, Inc.*	26,531	371,434
Kymera Therapeutics, Inc.*	13,194	837,687
Lexicon Pharmaceuticals, Inc.*	20,488	80,723
Ligand Pharmaceuticals, Inc.*	6,116	944,677
Lineage Cell Therapeutics, Inc. (x)*	36,098	88,440
Lyell Immunopharma, Inc. (x)*	6,859	53,089
MacroGenics, Inc.*	24,701	396,451
Madrigal Pharmaceuticals, Inc.*	4,378	370,992
Magenta Therapeutics, Inc.*	16,698	73,972
MannKind Corp. (x)*	98,956	432,438
MEI Pharma, Inc. (x)*	51,601	137,775
MeiraGTx Holdings plc*	13,254	314,650
Mersana Therapeutics, Inc.*	21,047	130,912
MiMedx Group, Inc.*	44,535	268,991
MiNK Therapeutics, Inc.*	548	2,444
Mirum Pharmaceuticals, Inc.*	4,102	65,427
Molecular Templates, Inc. (x)*	13,805	54,116
Monte Rosa Therapeutics, Inc. (x)*	3,144	64,200
Morphic Holding, Inc.*	8,500	402,730

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Mustang Bio, Inc.*	21,152	$35,112
Myriad Genetics, Inc.*	32,443	895,427
Neoleukin Therapeutics, Inc.*	13,977	67,369
NexImmune, Inc. (x)*	5,384	24,820
Nkarta, Inc.*	6,862	105,332
Nurix Therapeutics, Inc.*	12,487	361,499
Nuvalent, Inc., Class A (x)*	2,987	56,872
Ocugen, Inc. (x)*	76,536	348,239
Olema Pharmaceuticals, Inc.*	10,455	97,859
Omega Therapeutics, Inc. (x)*	2,226	25,221
Oncocyte Corp.*	21,988	47,714
Oncorus, Inc. (x)*	6,130	32,305
Oncternal Therapeutics, Inc. (x)*	13,327	30,252
OPKO Health, Inc.*	168,440	810,196
Organogenesis Holdings, Inc.*	15,835	146,315
ORIC Pharmaceuticals, Inc.*	11,212	164,816
Outlook Therapeutics, Inc. (x)*	25,984	35,338
Oyster Point Pharma, Inc. (x)*	6,167	112,609
Passage Bio, Inc.*	11,306	71,793
PDL BioPharma, Inc. (r)(x)*	24,135	40,907
PMV Pharmaceuticals, Inc.*	6,890	159,159
Portage Biotech, Inc. (x)*	1,012	10,859
Poseida Therapeutics, Inc.*	9,169	62,441
Praxis Precision Medicines, Inc.*	9,574	188,608
Precigen, Inc. (x)*	54,818	203,375
Precision BioSciences, Inc.*	24,476	181,122
Prelude Therapeutics, Inc. (x)*	7,304	90,935
Prometheus Biosciences, Inc. (x)*	8,231	325,454
Protagonist Therapeutics, Inc. (x)*	17,446	596,653
Prothena Corp. plc*	15,252	753,449
PTC Therapeutics, Inc.*	29,132	1,160,328
Puma Biotechnology, Inc.*	9,493	28,859
Pyxis Oncology, Inc.*	2,709	29,718
Radius Health, Inc.*	18,820	130,234
Rallybio Corp.*	2,023	19,299
RAPT Therapeutics, Inc.*	8,082	296,852
Recursion Pharmaceuticals, Inc., Class A (x)*	45,600	781,128
REGENXBIO, Inc.*	16,695	545,927
Relay Therapeutics, Inc.*	26,748	821,431
Reneo Pharmaceuticals, Inc. (x)*	1,695	14,492
Replimune Group, Inc.*	11,905	322,626
REVOLUTION Medicines, Inc.*	22,925	577,022
Rhythm Pharmaceuticals, Inc.*	15,407	153,762
Rigel Pharmaceuticals, Inc.*	52,859	140,076
Rocket Pharmaceuticals, Inc.*	15,768	344,215
Rubius Therapeutics, Inc.*	19,501	188,770
Sana Biotechnology, Inc.*	34,535	534,602
Sangamo Therapeutics, Inc.*	49,704	372,780
Scholar Rock Holding Corp.*	11,098	275,674
Selecta Biosciences, Inc.*	43,990	143,407
Sensei Biotherapeutics, Inc. (x)*	6,073	35,223
Sera Prognostics, Inc., Class A (x)*	1,277	8,773
Seres Therapeutics, Inc.*	28,467	237,130
Sesen Bio, Inc. (x)*	52,076	42,442
Shattuck Labs, Inc.*	8,173	69,552
Sigilon Therapeutics, Inc.*	2,589	7,146
Silverback Therapeutics, Inc. (x)*	5,231	34,838
Solid Biosciences, Inc.*	18,026	31,546
Sorrento Therapeutics, Inc. (x)*	118,534	551,183
Spectrum Pharmaceuticals, Inc.*	65,478	83,157
Spero Therapeutics, Inc.*	7,375	118,074
SpringWorks Therapeutics, Inc.*	11,832	733,347
Spruce Biosciences, Inc. (x)*	2,259	10,075
SQZ Biotechnologies Co. (x)*	6,846	61,135
Stoke Therapeutics, Inc.*	9,311	223,371
Summit Therapeutics, Inc. (x)*	6,392	17,194
Surface Oncology, Inc.*	9,984	47,724
Sutro Biopharma, Inc.*	13,232	196,892
Syndax Pharmaceuticals, Inc.*	17,118	374,713
Syros Pharmaceuticals, Inc. (x)*	18,530	60,408
Talaris Therapeutics, Inc.*	5,402	82,597
Taysha Gene Therapies, Inc. (x)*	6,724	78,335
TCR2 Therapeutics, Inc.*	11,685	54,452
Tenaya Therapeutics, Inc. (x)*	3,596	68,144
TG Therapeutics, Inc.*	54,227	1,030,313
Tonix Pharmaceuticals Holding Corp. (x)*	98,667	35,293
Travere Therapeutics, Inc.*	23,595	732,389
Trevena, Inc. (x)*	48,843	28,451
Turning Point Therapeutics, Inc.*	18,550	884,835
Twist Bioscience Corp.*	19,654	1,521,023
Tyra Biosciences, Inc.*	2,930	41,225
UroGen Pharma Ltd. (x)*	8,469	80,540
Vanda Pharmaceuticals, Inc.*	21,889	343,438
Vaxart, Inc. (x)*	49,506	310,403
Vaxcyte, Inc. (x)*	16,578	394,391
VBI Vaccines, Inc.*	88,012	205,948
Vera Therapeutics, Inc. (x)*	2,712	72,465
Veracyte, Inc.*	28,271	1,164,765
Verastem, Inc.*	65,913	135,122
Vericel Corp.*	20,359	800,109
Verve Therapeutics, Inc. (x)*	6,519	240,356
Viking Therapeutics, Inc. (x)*	28,766	132,324
Vincerx Pharma, Inc. (x)*	3,953	40,281
Vir Biotechnology, Inc.*	24,669	1,032,891
Viracta Therapeutics, Inc.*	10,823	39,504
VistaGen Therapeutics, Inc. (x)*	57,584	112,289
Vor BioPharma, Inc. (x)*	5,648	65,630
Werewolf Therapeutics, Inc. (x)*	6,856	81,655
XBiotech, Inc. (x)	8,831	98,289
Xencor, Inc.*	23,314	935,358
Xilio Therapeutics, Inc.*	2,337	37,392
XOMA Corp. (x)*	1,795	37,426
Y-mAbs Therapeutics, Inc.*	13,368	216,695
Zentalis Pharmaceuticals, Inc.*	14,485	1,217,609
ZIOPHARM Oncology, Inc. (x)*	68,568	74,739

		98,448,105

Health Care Equipment & Supplies (3.0%)
Accelerate Diagnostics, Inc. (x)*	16,430	85,765
Accuray, Inc. (x)*	34,565	164,875
Acutus Medical, Inc.*	4,703	16,037
Alphatec Holdings, Inc.*	28,355	324,098
AngioDynamics, Inc.*	14,720	405,978
Apyx Medical Corp.*	8,322	106,688
Asensus Surgical, Inc. (x)*	71,011	78,822
Aspira Women’s Health, Inc. (x)*	38,695	68,490
AtriCure, Inc.*	19,636	1,365,291
Atrion Corp.	591	416,596
Avanos Medical, Inc.*	21,715	752,859

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Axogen, Inc.*	15,680	$146,922
Axonics, Inc.*	18,187	1,018,472
BioLife Solutions, Inc.*	5,968	222,427
Bioventus, Inc., Class A*	7,021	101,734
Butterfly Network, Inc. (x)*	56,943	380,949
Cardiovascular Systems, Inc.*	15,932	299,203
Cerus Corp.*	73,560	500,944
ClearPoint Neuro, Inc. (x)*	5,643	63,314
CONMED Corp.	11,861	1,681,415
CryoLife, Inc.*	15,963	324,847
CryoPort, Inc.*	16,058	950,152
Cue Health, Inc. (x)*	3,447	46,224
Cutera, Inc.*	4,799	198,295
CVRx, Inc. (x)*	2,440	29,841
CytoSorbents Corp.*	22,152	92,817
DarioHealth Corp. (x)*	4,022	52,165
Eargo, Inc.*	5,888	30,029
Glaukos Corp.*	18,797	835,339
Haemonetics Corp.*	20,652	1,095,382
Heska Corp.*	3,970	724,485
Inari Medical, Inc.*	13,917	1,270,205
Inogen, Inc.*	7,564	257,176
Integer Holdings Corp.*	13,076	1,119,175
Intersect ENT, Inc.*	13,390	365,681
Invacare Corp.*	10,633	28,922
iRadimed Corp.*	4,340	200,551
iRhythm Technologies, Inc.*	12,806	1,507,138
Lantheus Holdings, Inc.*	29,828	861,731
LeMaitre Vascular, Inc.	7,064	354,825
LivaNova plc*	21,725	1,899,417
Lucid Diagnostics, Inc.*	1,419	7,620
Meridian Bioscience, Inc.*	17,728	361,651
Merit Medical Systems, Inc.*	20,893	1,301,634
Mesa Laboratories, Inc.	2,181	715,564
Natus Medical, Inc.*	15,033	356,733
Neogen Corp.*	44,175	2,005,987
Neuronetics, Inc.*	7,493	33,419
NeuroPace, Inc. (x)*	2,025	20,412
Nevro Corp.*	14,346	1,163,030
NuVasive, Inc.*	22,744	1,193,605
OraSure Technologies, Inc.*	18,357	159,522
Ortho Clinical Diagnostics Holdings plc*	45,576	974,871
Orthofix Medical, Inc.*	8,444	262,524
OrthoPediatrics Corp.*	4,926	294,870
Outset Medical, Inc.*	18,998	875,618
Paragon 28, Inc. (x)*	1,726	30,533
PAVmed, Inc.*	21,909	53,896
PROCEPT BioRobotics Corp. (x)*	1,541	38,540
Pulmonx Corp. (x)*	10,940	350,846
Pulse Biosciences, Inc. (x)*	6,816	100,945
Quotient Ltd. (x)*	24,893	64,473
Retractable Technologies, Inc. (x)*	5,169	35,821
RxSight, Inc.*	2,026	22,792
SeaSpine Holdings Corp.*	14,958	203,728
Senseonics Holdings, Inc. (x)*	170,980	456,517
Shockwave Medical, Inc.*	14,126	2,519,090
SI-BONE, Inc.*	13,908	308,897
Sientra, Inc. (x)*	35,195	129,166
Sight Sciences, Inc. (x)*	2,173	38,180
Silk Road Medical, Inc.*	14,870	633,611
STAAR Surgical Co.*	19,614	1,790,758
Stereotaxis, Inc. (x)*	15,382	95,368
Surmodics, Inc.*	5,710	274,936
Tactile Systems Technology, Inc.*	8,258	157,150
Talis Biomedical Corp. (x)*	4,438	17,796
TransMedics Group, Inc.*	8,857	169,700
Treace Medical Concepts, Inc.*	10,920	203,549
Utah Medical Products, Inc.	1,728	172,800
Vapotherm, Inc.*	10,348	214,307
Varex Imaging Corp.*	12,438	392,419
ViewRay, Inc.*	53,799	296,432
Wright Medical Group NV Escrow (r)*	21,143	—
Zynex, Inc. (x)*	5,925	59,072

		39,003,658

Health Care Providers & Services (2.7%)
1Life Healthcare, Inc. (x)*	47,332	831,623
Accolade, Inc.*	20,793	548,103
AdaptHealth Corp.*	30,424	744,171
Addus HomeCare Corp.*	6,691	625,675
Agiliti, Inc. (x)*	12,034	278,707
AirSculpt Technologies, Inc.*	1,847	31,750
Alignment Healthcare, Inc.*	25,489	358,375
AMN Healthcare Services, Inc.*	18,951	2,318,276
Apollo Medical Holdings, Inc. (x)*	15,332	1,126,595
Apria, Inc.*	5,281	172,161
Aveanna Healthcare Holdings, Inc.*	22,184	164,162
Biodesix, Inc. (x)*	3,534	18,695
Brookdale Senior Living, Inc.*	80,861	417,243
Castle Biosciences, Inc.*	8,673	371,812
Community Health Systems, Inc.*	46,724	621,896
CorVel Corp.*	3,722	774,176
Covetrus, Inc.*	46,076	920,138
Cross Country Healthcare, Inc.*	12,840	356,438
Ensign Group, Inc. (The)	22,601	1,897,580
Fulgent Genetics, Inc. (x)*	8,313	836,205
Hanger, Inc.*	14,863	269,466
HealthEquity, Inc.*	33,783	1,494,560
InfuSystem Holdings, Inc.*	5,312	90,463
Innovage Holding Corp. (x)*	5,418	27,090
Joint Corp. (The)*	5,592	367,338
LHC Group, Inc.*	12,850	1,763,406
LifeStance Health Group, Inc. (x)*	12,338	117,458
Magellan Health, Inc.*	10,324	980,677
MEDNAX, Inc.*	31,336	852,653
ModivCare, Inc.*	5,347	792,907
National HealthCare Corp.	5,202	353,424
National Research Corp.	6,112	253,770
Ontrak, Inc. (x)*	2,729	17,165
Option Care Health, Inc.*	60,596	1,723,350
Owens & Minor, Inc.	31,239	1,358,897
Patterson Cos., Inc.	38,010	1,115,594
Pennant Group, Inc. (The)*	10,174	234,816
PetIQ, Inc.*	11,263	255,783
Privia Health Group, Inc.*	7,228	186,988
Progyny, Inc.*	25,880	1,303,058

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
R1 RCM, Inc.*	49,276	$1,256,045
RadNet, Inc.*	17,301	520,933
Select Medical Holdings Corp.	45,481	1,337,141
Sharps Compliance Corp.*	4,491	32,021
SOC Telemed, Inc. (x)*	12,186	15,598
Surgery Partners, Inc.*	12,827	685,090
Tenet Healthcare Corp.*	43,698	3,569,690
Tivity Health, Inc.*	17,109	452,362
Triple-S Management Corp.*	9,326	332,752
US Physical Therapy, Inc.	5,248	501,446
Viemed Healthcare, Inc. (x)*	15,820	82,580

		35,758,302

Health Care Technology (1.0%)
Allscripts Healthcare Solutions, Inc.*	49,261	908,865
American Well Corp., Class A*	78,393	473,494
Castlight Health, Inc., Class B*	34,494	53,121
Computer Programs and Systems, Inc.*	6,547	191,827
Convey Health Solutions Holdings, Inc.*	3,677	30,740
Evolent Health, Inc., Class A*	31,867	881,760
Forian, Inc.	5,260	47,445
Health Catalyst, Inc.*	19,788	784,001
HealthStream, Inc.*	9,865	260,041
iCAD, Inc.*	7,853	56,542
Inspire Medical Systems, Inc.*	10,742	2,471,304
Multiplan Corp. (x)*	133,381	590,878
NantHealth, Inc.*	7,572	7,988
NextGen Healthcare, Inc.*	23,833	423,989
Omnicell, Inc.*	17,687	3,191,442
OptimizeRx Corp.*	6,214	385,952
Phreesia, Inc.*	19,996	833,033
Schrodinger, Inc.*	18,885	657,765
Simulations Plus, Inc. (x)	5,066	239,622
Tabula Rasa HealthCare, Inc. (x)*	9,766	146,490
Vocera Communications, Inc.*	14,630	948,609

		13,584,908

Life Sciences Tools & Services (0.8%)
Absci Corp. (x)*	3,138	25,732
Akoya Biosciences, Inc.*	4,111	62,939
Alpha Teknova, Inc.*	1,799	36,843
Berkeley Lights, Inc.*	19,652	357,273
Bionano Genomics, Inc. (x)*	113,813	340,301
ChromaDex Corp. (x)*	14,330	53,594
Codex DNA, Inc. (x)*	2,180	23,544
Codexis, Inc.*	23,394	731,530
Cytek Biosciences, Inc. (x)*	3,899	63,632
Fluidigm Corp. (x)*	39,460	154,683
Harvard Bioscience, Inc.*	11,572	81,583
Inotiv, Inc.*	4,095	172,277
IsoPlexis Corp.*	2,364	21,725
MaxCyte, Inc. (x)*	25,887	263,788
Medpace Holdings, Inc.*	11,723	2,551,394
NanoString Technologies, Inc.*	19,335	816,517
NeoGenomics, Inc.*	46,908	1,600,501
Pacific Biosciences of California, Inc.*	80,576	1,648,585
Personalis, Inc.*	14,483	206,672
Quanterix Corp.*	11,949	506,638
Rapid Micro Biosystems, Inc., Class A*	2,229	23,717
Seer, Inc. (x)*	15,534	354,331
Singular Genomics Systems, Inc. (x)*	2,999	34,668

		10,132,467

Pharmaceuticals (1.3%)
9 Meters Biopharma, Inc. (x)*	63,369	62,019
Aclaris Therapeutics, Inc. (x)*	21,015	305,558
Aerie Pharmaceuticals, Inc.*	16,726	117,417
Amneal Pharmaceuticals, Inc.*	51,834	248,285
Amphastar Pharmaceuticals, Inc.*	13,655	318,025
Ampio Pharmaceuticals, Inc. (x)*	56,735	32,339
Angion Biomedica Corp. (x)*	5,756	16,692
ANI Pharmaceuticals, Inc.*	2,883	132,849
Antares Pharma, Inc. (x)*	73,186	261,274
Arvinas, Inc.*	18,697	1,535,772
Atea Pharmaceuticals, Inc.*	27,894	249,372
Athira Pharma, Inc. (x)*	9,815	127,889
Axsome Therapeutics, Inc. (x)*	7,510	283,728
BioDelivery Sciences International, Inc.*	44,102	136,716
Cara Therapeutics, Inc.*	17,868	217,632
Cassava Sciences, Inc. (x)*	15,484	676,651
Citius Pharmaceuticals, Inc. (x)*	34,581	53,255
Collegium Pharmaceutical, Inc.*	15,493	289,409
Corcept Therapeutics, Inc.*	42,439	840,292
CorMedix, Inc. (x)*	11,577	52,675
Cymabay Therapeutics, Inc.*	34,493	116,586
DICE Therapeutics, Inc. (x)*	3,630	91,875
Durect Corp. (x)*	66,326	65,391
Edgewise Therapeutics, Inc. (x)*	12,843	196,241
Endo International plc*	88,655	333,343
Esperion Therapeutics, Inc. (x)*	11,759	58,795
Evolus, Inc. (x)*	9,855	64,156
EyePoint Pharmaceuticals, Inc. (x)*	6,121	74,921
Fulcrum Therapeutics, Inc. (x)*	12,619	223,230
Harmony Biosciences Holdings, Inc.*	8,541	364,188
Ikena Oncology, Inc. (x)*	6,740	84,520
Innoviva, Inc.*	14,363	247,762
Intra-Cellular Therapies, Inc.*	29,136	1,524,978
Kala Pharmaceuticals, Inc. (x)*	15,031	18,188
Kaleido Biosciences, Inc. (x)*	5,719	13,668
KemPharm, Inc. (x)*	8,670	75,516
Landos Biopharma, Inc. (x)*	606	2,909
Marinus Pharmaceuticals, Inc. (x)*	15,370	182,596
Mind Medicine MindMed, Inc. (x)*	139,046	191,884
NGM Biopharmaceuticals, Inc.*	8,286	146,745
Nuvation Bio, Inc. (x)*	62,674	532,729
Ocular Therapeutix, Inc. (x)*	33,498	233,481
Omeros Corp. (x)*	26,498	170,382
Oramed Pharmaceuticals, Inc. (x)*	8,047	114,911
Pacira BioSciences, Inc.*	19,486	1,172,473
Paratek Pharmaceuticals, Inc. (x)*	14,323	64,310

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Phathom Pharmaceuticals, Inc.*	8,132	$159,956
Phibro Animal Health Corp., Class A	8,818	180,064
Pliant Therapeutics, Inc. (x)*	7,457	100,670
Prestige Consumer Healthcare, Inc.*	19,890	1,206,329
Provention Bio, Inc. (x)*	23,825	133,897
Rain Therapeutics, Inc. (x)*	3,905	50,296
Reata Pharmaceuticals, Inc., Class A*	11,209	295,581
Relmada Therapeutics, Inc.*	6,897	155,389
Revance Therapeutics, Inc.*	28,790	469,853
Seelos Therapeutics, Inc. (x)*	22,918	37,356
SIGA Technologies, Inc.*	25,048	188,361
Supernus Pharmaceuticals, Inc.*	22,485	655,663
Tarsus Pharmaceuticals, Inc. (x)*	2,560	57,600
Terns Pharmaceuticals, Inc. (x)*	2,920	20,644
TherapeuticsMD, Inc. (x)*	110,223	39,184
Theravance Biopharma, Inc.*	21,397	236,437
Theseus Pharmaceuticals, Inc. (x)*	2,542	32,233
Ventyx Biosciences, Inc.*	2,440	48,458
Verrica Pharmaceuticals, Inc. (x)*	8,315	76,165
WaVe Life Sciences Ltd.*	11,464	35,997
Zogenix, Inc.*	19,567	317,964

		16,821,724

Total Health Care		213,749,164

Industrials (13.8%)
Aerospace & Defense (0.6%)
AAR Corp.*	13,882	541,814
Aerojet Rocketdyne Holdings, Inc.	30,475	1,425,011
AeroVironment, Inc.*	9,750	604,792
AerSale Corp. (x)*	2,401	42,594
Astronics Corp.*	7,056	84,672
Byrna Technologies, Inc. (x)*	5,328	71,129
Cadre Holdings, Inc.	1,278	32,487
Ducommun, Inc.*	3,488	163,134
Kaman Corp.	10,680	460,842
Kratos Defense & Security Solutions, Inc.*	53,699	1,041,761
Maxar Technologies, Inc.	30,395	897,564
Moog, Inc., Class A	11,180	905,245
National Presto Industries, Inc.	1,690	138,631
PAE, Inc.*	19,772	196,336
Park Aerospace Corp.	5,706	75,319
Parsons Corp.*	10,635	357,868
Triumph Group, Inc.*	24,844	460,359
Vectrus, Inc.*	3,582	163,948

		7,663,506

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	25,611	752,451
Atlas Air Worldwide Holdings, Inc.*	11,463	1,078,898
Forward Air Corp.	11,261	1,363,595
Hub Group, Inc., Class A*	14,277	1,202,694
Radiant Logistics, Inc.*	12,443	90,709

		4,488,347

Airlines (0.3%)
Allegiant Travel Co.*	6,255	1,169,935
Frontier Group Holdings, Inc.*	17,904	242,957
Hawaiian Holdings, Inc.*	20,281	372,562
Mesa Air Group, Inc.*	9,551	53,486
SkyWest, Inc.*	20,728	814,611
Spirit Airlines, Inc.*	42,551	929,739
Sun Country Airlines Holdings, Inc.*	12,085	329,316

		3,912,606

Building Products (1.3%)
AAON, Inc.	18,206	1,446,103
American Woodmark Corp.*	7,284	474,917
Apogee Enterprises, Inc.	9,552	459,929
Caesarstone Ltd.	7,425	84,199
Cornerstone Building Brands, Inc.*	22,456	391,633
CSW Industrials, Inc.	6,317	763,473
Gibraltar Industries, Inc.*	14,499	966,793
Griffon Corp.	19,540	556,499
Insteel Industries, Inc.	5,231	208,246
JELD-WEN Holding, Inc.*	36,146	952,809
Masonite International Corp.*	9,939	1,172,305
PGT Innovations, Inc.*	27,606	620,859
Quanex Building Products Corp.	10,239	253,722
Resideo Technologies, Inc.*	61,559	1,602,381
Simpson Manufacturing Co., Inc.	18,349	2,551,795
UFP Industries, Inc.	25,087	2,308,255
View, Inc. (x)*	37,605	147,035
Zurn Water Solutions Corp.	50,187	1,826,807

		16,787,760

Commercial Services & Supplies (1.5%)
ABM Industries, Inc.	27,052	1,105,074
ACCO Brands Corp.	24,259	200,379
Aris Water Solution, Inc., Class A*	4,107	53,186
Brady Corp., Class A	18,718	1,008,900
BrightView Holdings, Inc.*	10,708	150,769
Brink’s Co. (The)	19,867	1,302,679
Casella Waste Systems, Inc., Class A*	21,163	1,807,744
CECO Environmental Corp.*	12,142	75,645
Cimpress plc*	7,728	553,402
CompX International, Inc.	901	20,246
CoreCivic, Inc. (REIT)*	50,889	507,363
Deluxe Corp.	18,729	601,388
Ennis, Inc.	5,953	116,262
Harsco Corp.*	32,535	543,660
Healthcare Services Group, Inc.	32,598	579,918
Heritage-Crystal Clean, Inc.*	4,508	144,346
HNI Corp.	18,374	772,627
Interface, Inc.	15,851	252,824
KAR Auction Services, Inc.*	55,105	860,740
Kimball International, Inc., Class B	11,300	115,599
Matthews International Corp., Class A	11,354	416,351
MillerKnoll, Inc.	29,885	1,171,193
Montrose Environmental Group, Inc.*	10,244	722,304

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
NL Industries, Inc.	5,556	$41,114
Pitney Bowes, Inc.	62,379	413,573
RR Donnelley & Sons Co.*	18,996	213,895
SP Plus Corp.*	7,168	202,281
Steelcase, Inc., Class A	33,873	396,992
Team, Inc.*	8,827	9,621
Tetra Tech, Inc.	21,831	3,706,904
UniFirst Corp.	6,649	1,398,950
US Ecology, Inc.*	12,097	386,378
Viad Corp.*	5,320	227,643
VSE Corp.	3,394	206,830

		20,286,780

Construction & Engineering (1.4%)
Ameresco, Inc., Class A*	12,623	1,028,017
API Group Corp.*	79,445	2,047,298
Arcosa, Inc.	19,116	1,007,413
Argan, Inc.	3,979	153,948
Comfort Systems USA, Inc.	15,476	1,531,195
Concrete Pumping Holdings, Inc. (x)*	9,780	80,196
Construction Partners, Inc., Class A*	11,472	337,392
Dycom Industries, Inc.*	12,375	1,160,280
EMCOR Group, Inc.	21,394	2,725,382
Fluor Corp.*	57,031	1,412,658
Granite Construction, Inc.	19,794	766,028
Great Lakes Dredge & Dock Corp.*	17,295	271,877
IES Holdings, Inc.*	2,632	133,284
Infrastructure and Energy Alternatives, Inc.*	6,196	57,003
INNOVATE Corp.*	13,992	51,770
Matrix Service Co.*	8,765	65,913
MYR Group, Inc.*	7,040	778,272
Northwest Pipe Co.*	3,333	105,989
NV5 Global, Inc.*	5,291	730,793
Primoris Services Corp.	22,189	532,092
Sterling Construction Co., Inc.*	6,913	181,812
Tutor Perini Corp.*	12,670	156,728
WillScot Mobile Mini Holdings Corp.*	86,002	3,512,322

		18,827,662

Electrical Equipment (1.0%)
Advent Technologies Holdings, Inc. (x)*	4,939	34,622
Allied Motion Technologies, Inc.	3,526	128,664
American Superconductor Corp.*	8,353	90,881
Array Technologies, Inc.*	51,913	814,515
Atkore, Inc.*	19,388	2,155,752
AZZ, Inc.	11,524	637,162
Babcock & Wilcox Enterprises, Inc.*	13,849	124,918
Beam Global (x)*	2,642	49,141
Blink Charging Co. (x)*	15,023	398,260
Bloom Energy Corp., Class A*	57,336	1,257,378
Encore Wire Corp.	8,414	1,204,043
EnerSys	17,397	1,375,407
Eos Energy Enterprises, Inc. (x)*	11,378	85,563
FTC Solar, Inc.*	5,531	41,814
FuelCell Energy, Inc. (x)*	146,075	759,590
GrafTech International Ltd.	77,754	919,830
Powell Industries, Inc.	2,992	88,234
Preformed Line Products Co.	1,103	71,364
Romeo Power, Inc. (x)*	33,822	123,450
Stem, Inc. (x)*	45,255	858,487
Thermon Group Holdings, Inc.*	10,144	171,738
TPI Composites, Inc.*	15,111	226,061
Vicor Corp.*	8,986	1,141,042

		12,757,916

Machinery (3.4%)
AgEagle Aerial Systems, Inc. (x)*	20,297	31,866
Alamo Group, Inc.	3,932	578,712
Albany International Corp., Class A	12,141	1,073,872
Altra Industrial Motion Corp.	26,955	1,390,069
Astec Industries, Inc.	9,273	642,341
Barnes Group, Inc.	21,344	994,417
Blue Bird Corp.*	4,967	77,684
Chart Industries, Inc.*	15,230	2,429,033
CIRCOR International, Inc.*	5,648	153,513
Columbus McKinnon Corp.	11,650	538,929
Commercial Vehicle Group, Inc.*	9,565	77,094
Desktop Metal, Inc., Class A*	65,155	322,517
Douglas Dynamics, Inc.	8,787	343,220
Energy Recovery, Inc.*	11,539	247,973
Enerpac Tool Group Corp.	25,055	508,115
EnPro Industries, Inc.	8,936	983,586
ESCO Technologies, Inc.	11,418	1,027,506
Evoqua Water Technologies Corp.*	45,929	2,147,181
Federal Signal Corp.	25,296	1,096,329
Franklin Electric Co., Inc.	18,432	1,742,930
Gorman-Rupp Co. (The)	6,466	288,060
Greenbrier Cos., Inc. (The)	13,227	606,987
Helios Technologies, Inc.	13,825	1,453,975
Hillenbrand, Inc.	28,924	1,503,759
Hydrofarm Holdings Group, Inc. (x)*	16,165	457,308
Hyliion Holdings Corp. (x)*	32,259	200,006
Hyster-Yale Materials Handling, Inc.	3,084	126,752
Ideanomics, Inc. (x)*	176,385	211,662
John Bean Technologies Corp.	12,953	1,989,063
Kadant, Inc.	4,742	1,092,936
Kennametal, Inc.	33,201	1,192,248
Lindsay Corp.	4,550	691,600
Luxfer Holdings plc	7,277	140,519
Manitowoc Co., Inc. (The)*	9,193	170,898
Mayville Engineering Co., Inc.*	2,682	39,989
Meritor, Inc.*	29,601	733,513
Miller Industries, Inc.	3,346	111,756
Mueller Industries, Inc.	23,876	1,417,279
Mueller Water Products, Inc., Class A	66,465	957,096
Nikola Corp. (x)*	88,959	878,025
NN, Inc.*	12,843	52,656
Omega Flex, Inc.	975	123,776
Park-Ohio Holdings Corp.	2,884	61,054
Proto Labs, Inc.*	12,071	619,846
RBC Bearings, Inc.*	11,097	2,241,261

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
REV Group, Inc.	7,225	$102,234
Shyft Group, Inc. (The)	15,088	741,273
SPX Corp.*	18,058	1,077,701
SPX FLOW, Inc.	16,969	1,467,479
Standex International Corp.	4,734	523,864
Tennant Co.	7,848	636,002
Terex Corp.	27,407	1,204,538
Titan International, Inc.*	15,129	165,814
Trinity Industries, Inc.	32,424	979,205
Wabash National Corp.	14,331	279,741
Watts Water Technologies, Inc., Class A	11,471	2,227,324
Welbilt, Inc.*	54,983	1,306,946

		44,481,032

Marine (0.2%)
Costamare, Inc.	13,334	168,675
Eagle Bulk Shipping, Inc. (x)	2,579	117,345
Genco Shipping & Trading Ltd.	9,755	156,080
Matson, Inc.	17,501	1,575,615
Safe Bulkers, Inc.*	17,016	64,150

		2,081,865

Professional Services (1.6%)
Acacia Research Corp.*	14,960	76,745
ASGN, Inc.*	21,309	2,629,531
Atlas Technical Consultants, Inc.*	3,832	32,265
Barrett Business Services, Inc.	1,855	128,106
CBIZ, Inc.*	22,842	893,579
CRA International, Inc.	1,853	172,996
Exponent, Inc.	21,357	2,493,003
First Advantage Corp.*	14,721	280,288
Forrester Research, Inc.*	3,015	177,071
Franklin Covey Co.*	3,846	178,301
Heidrick & Struggles International, Inc.	5,503	240,646
HireQuest, Inc. (x)	1,280	25,805
HireRight Holdings Corp.*	4,999	79,984
Huron Consulting Group, Inc.*	9,312	464,669
ICF International, Inc.	7,735	793,224
Insperity, Inc.	14,945	1,765,154
KBR, Inc.	56,478	2,689,482
Kelly Services, Inc., Class A	10,489	175,901
Kforce, Inc.	8,527	641,401
Korn Ferry	22,309	1,689,461
ManTech International Corp., Class A	11,984	873,993
Mistras Group, Inc.*	5,977	44,409
Resources Connection, Inc.	9,835	175,456
Sterling Check Corp. (x)*	3,493	71,641
TriNet Group, Inc.*	16,635	1,584,650
TrueBlue, Inc.*	9,361	259,019
Upwork, Inc.*	48,858	1,668,989
Willdan Group, Inc.*	3,450	121,440

		20,427,209

Road & Rail (0.8%)
ArcBest Corp.	11,135	1,334,530
Avis Budget Group, Inc.*	16,481	3,417,665
Covenant Logistics Group, Inc.*	2,952	78,021
Daseke, Inc.*	10,454	104,958
Heartland Express, Inc.	12,923	217,365
HyreCar, Inc. (x)*	5,302	24,972
Marten Transport Ltd.	17,595	301,930
PAM Transportation Services, Inc.*	1,172	83,224
Saia, Inc.*	10,619	3,578,922
Universal Logistics Holdings, Inc.	2,577	48,602
US Xpress Enterprises, Inc., Class A*	8,522	50,024
Werner Enterprises, Inc.	27,129	1,292,968
Yellow Corp.*	14,984	188,649

		10,721,830

Trading Companies & Distributors (1.4%)
Alta Equipment Group, Inc.*	4,701	68,823
Applied Industrial Technologies, Inc.	15,265	1,567,716
Beacon Roofing Supply, Inc.*	23,112	1,325,473
BlueLinx Holdings, Inc.*	2,694	257,977
Boise Cascade Co.	17,478	1,244,434
Custom Truck One Source, Inc. (x)*	12,559	100,472
DXP Enterprises, Inc.*	5,220	133,997
EVI Industries, Inc. (x)*	2,388	74,577
GATX Corp.	14,464	1,507,004
Global Industrial Co.	3,170	129,653
GMS, Inc.*	19,074	1,146,538
H&E Equipment Services, Inc.	13,635	603,622
Herc Holdings, Inc.	10,217	1,599,471
Karat Packaging, Inc.*	1,102	22,271
Lawson Products, Inc.*	1,841	100,795
McGrath RentCorp	10,457	839,279
MRC Global, Inc.*	21,554	148,292
NOW, Inc.*	31,002	264,757
Rush Enterprises, Inc., Class A	18,397	1,023,609
Rush Enterprises, Inc., Class B	1,421	76,691
Textainer Group Holdings Ltd.	17,848	637,352
Titan Machinery, Inc.*	5,246	176,738
Transcat, Inc.*	2,190	202,422
Triton International Ltd.	26,804	1,614,405
Veritiv Corp.*	5,799	710,783
WESCO International, Inc.*	18,273	2,404,544
Willis Lease Finance Corp.*	1,092	41,114

		18,022,809

Total Industrials		180,459,322

Information Technology (13.1%)
Communications Equipment (0.7%)
ADTRAN, Inc.	18,780	428,747
Aviat Networks, Inc.*	2,333	74,843
CalAmp Corp.*	11,066	78,126
Calix, Inc.*	23,953	1,915,521
Cambium Networks Corp.*	2,726	69,867
Casa Systems, Inc.*	9,821	55,685
Clearfield, Inc.*	3,242	273,690
Comtech Telecommunications Corp.	7,020	166,304
Digi International, Inc.*	10,241	251,621
DZS, Inc.*	5,068	82,203
EMCORE Corp.*	10,913	76,173
Extreme Networks, Inc.*	52,759	828,316
Harmonic, Inc.*	25,300	297,528
Infinera Corp.*	73,237	702,343

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Inseego Corp. (x)*	25,491	$148,612
KVH Industries, Inc.*	4,941	45,408
NETGEAR, Inc.*	10,774	314,709
NetScout Systems, Inc.*	30,699	1,015,523
Plantronics, Inc.*	17,305	507,729
Ribbon Communications, Inc.*	21,498	130,063
Viavi Solutions, Inc.*	97,672	1,720,981

		9,183,992

Electronic Equipment, Instruments & Components (2.1%)
908 Devices, Inc. (x)*	4,876	126,142
Advanced Energy Industries, Inc.	15,650	1,425,089
Aeva Technologies, Inc. (x)*	29,169	220,518
Akoustis Technologies, Inc. (x)*	13,248	88,497
Arlo Technologies, Inc.*	24,427	256,239
Badger Meter, Inc.	12,737	1,357,255
Belden, Inc.	18,868	1,240,194
Benchmark Electronics, Inc.	13,369	362,300
CTS Corp.	13,473	494,728
Daktronics, Inc.*	10,869	54,888
ePlus, Inc.*	12,100	651,948
Fabrinet*	14,926	1,768,283
FARO Technologies, Inc.*	8,045	563,311
Identiv, Inc.*	6,106	171,823
II-VI, Inc. (x)*	42,145	2,879,768
Insight Enterprises, Inc.*	14,099	1,502,953
Iteris, Inc.*	16,028	64,112
Itron, Inc.*	19,491	1,335,523
Kimball Electronics, Inc.*	6,405	139,373
Knowles Corp.*	36,385	849,590
Luna Innovations, Inc.*	9,418	79,488
Methode Electronics, Inc.	15,502	762,233
MicroVision, Inc. (x)*	65,566	328,486
Napco Security Technologies, Inc.*	4,236	211,715
nLight, Inc.*	16,847	403,486
Novanta, Inc.*	14,500	2,556,785
OSI Systems, Inc.*	7,716	719,131
Ouster, Inc. (x)*	42,705	222,066
PAR Technology Corp. (x)*	9,338	492,766
PC Connection, Inc.	3,467	149,532
Plexus Corp.*	11,082	1,062,653
Rogers Corp.*	7,431	2,028,663
Sanmina Corp.*	25,825	1,070,704
ScanSource, Inc.*	7,567	265,450
TTM Technologies, Inc.*	44,773	667,118
Velodyne Lidar, Inc. (x)*	21,534	99,918
Vishay Intertechnology, Inc.	56,875	1,243,856
Vishay Precision Group, Inc.*	4,298	159,542

		28,076,126

IT Services (1.5%)
BigCommerce Holdings, Inc.*	19,503	689,821
Brightcove, Inc.*	12,056	123,212
Cantaloupe, Inc.*	17,573	156,048
Cass Information Systems, Inc.	4,943	194,359
Conduent, Inc.*	68,841	367,611
CSG Systems International, Inc.	14,926	860,036
DigitalOcean Holdings, Inc. (x)*	20,198	1,622,505
Evertec, Inc.	27,022	1,350,560
Evo Payments, Inc., Class A*	16,642	426,035
ExlService Holdings, Inc.*	13,296	1,924,862
Flywire Corp. (x)*	24,916	948,303
GreenBox POS (x)*	5,194	21,815
Grid Dynamics Holdings, Inc.*	17,966	682,169
Hackett Group, Inc. (The)	6,605	135,601
I3 Verticals, Inc., Class A*	6,227	141,913
IBEX Holdings Ltd. (x)*	1,805	23,266
International Money Express, Inc.*	9,780	156,089
Limelight Networks, Inc. (x)*	30,581	104,893
LiveRamp Holdings, Inc.*	26,623	1,276,573
MAXIMUS, Inc.	26,130	2,081,777
MoneyGram International, Inc.*	23,773	187,569
Paya Holdings, Inc.*	24,762	156,991
Perficient, Inc.*	13,810	1,785,495
Priority Technology Holdings, Inc. (x)*	2,281	16,150
Rackspace Technology, Inc.*	23,283	313,622
Remitly Global, Inc. (x)*	2,812	57,983
Repay Holdings Corp.*	33,511	612,246
StarTek, Inc.*	6,149	32,098
TTEC Holdings, Inc.	7,818	707,920
Tucows, Inc., Class A (x)*	3,030	253,975
Unisys Corp.*	28,740	591,182
Verra Mobility Corp.*	60,552	934,317

		18,936,996

Semiconductors & Semiconductor Equipment (3.4%)
Alpha & Omega Semiconductor Ltd.*	6,006	363,723
Ambarella, Inc.*	14,248	2,890,777
Amkor Technology, Inc.	41,933	1,039,519
Atomera, Inc. (x)*	5,316	106,958
Axcelis Technologies, Inc.*	13,436	1,001,788
AXT, Inc.*	12,358	108,874
CEVA, Inc.*	9,186	397,203
CMC Materials, Inc.	11,804	2,262,709
Cohu, Inc.*	18,133	690,686
Diodes, Inc.*	17,564	1,928,703
FormFactor, Inc.*	31,273	1,429,801
Ichor Holdings Ltd.*	10,781	496,249
Impinj, Inc.*	7,850	696,295
Kopin Corp.*	23,507	96,144
Kulicke & Soffa Industries, Inc.	25,155	1,522,884
Lattice Semiconductor Corp.*	54,331	4,186,747
MACOM Technology Solutions Holdings, Inc.*	20,563	1,610,083
MaxLinear, Inc.*	29,272	2,206,816
Meta Materials, Inc. (x)*	82,973	204,114
NeoPhotonics Corp.*	13,612	209,216
NVE Corp.	1,546	105,592
Onto Innovation, Inc.*	21,124	2,138,382
PDF Solutions, Inc.*	9,328	296,537
Photronics, Inc.*	16,687	314,550
Power Integrations, Inc.	25,081	2,329,774
Rambus, Inc.*	43,476	1,277,760
Semtech Corp.*	25,794	2,293,860
Silicon Laboratories, Inc.*	15,924	3,287,032
SiTime Corp.*	6,084	1,779,813
SkyWater Technology, Inc. (x)*	2,329	37,776
SMART Global Holdings, Inc.*	4,881	346,502
SunPower Corp. (x)*	32,500	678,275
Synaptics, Inc.*	15,631	4,525,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Ultra Clean Holdings, Inc.*	19,385	$1,111,924
Veeco Instruments, Inc.*	19,610	558,297

		44,530,694

Software (5.2%)
8x8, Inc.*	49,298	826,235
A10 Networks, Inc.	16,986	281,628
ACI Worldwide, Inc.*	48,843	1,694,852
Agilysys, Inc.*	8,279	368,084
Alarm.com Holdings, Inc.*	19,479	1,652,014
Alkami Technology, Inc. (x)*	7,542	151,293
Altair Engineering, Inc., Class A*	20,041	1,549,570
American Software, Inc., Class A	8,203	214,673
Appfolio, Inc., Class A*	8,012	969,933
Appian Corp. (x)*	16,501	1,076,030
Arteris, Inc.*	1,199	25,311
Asana, Inc., Class A*	29,419	2,193,186
Avaya Holdings Corp.*	34,950	692,010
AvidXchange Holdings, Inc. (x)*	6,466	97,378
Benefitfocus, Inc.*	7,939	84,630
Blackbaud, Inc.*	19,383	1,530,869
Blackline, Inc.*	22,508	2,330,478
Bottomline Technologies DE, Inc.*	19,287	1,089,137
Box, Inc., Class A*	56,319	1,474,995
BTRS Holdings, Inc., Class A (x)*	18,793	146,961
Cerence, Inc.*	15,586	1,194,511
ChannelAdvisor Corp.*	9,988	246,504
Cleanspark, Inc. (x)*	9,948	94,705
CommVault Systems, Inc.*	19,320	1,331,534
Consensus Cloud Solutions, Inc.*	6,329	366,259
CoreCard Corp. (x)*	2,124	82,411
Couchbase, Inc. (x)*	2,791	69,663
CS Disco, Inc. (x)*	2,271	81,188
Digimarc Corp. (x)*	3,342	131,942
Digital Turbine, Inc.*	37,450	2,284,076
Domo, Inc., Class B*	10,581	524,818
E2open Parent Holdings, Inc. (x)*	75,267	847,506
Ebix, Inc.	7,406	225,142
eGain Corp.*	6,456	64,431
Enfusion, Inc., Class A (x)*	5,654	118,395
EngageSmart, Inc.*	4,083	98,482
Envestnet, Inc.*	22,357	1,773,804
EverCommerce, Inc.*	4,687	73,820
GTY Technology Holdings, Inc.*	7,364	49,339
Instructure Holdings, Inc. (x)*	3,093	74,170
Intapp, Inc. (x)*	2,657	66,850
InterDigital, Inc.	13,676	979,612
JFrog Ltd.*	21,063	625,571
Kaltura, Inc. (x)*	4,006	13,500
LivePerson, Inc.*	26,344	941,008
Marathon Digital Holdings, Inc. (x)*	39,271	1,290,445
MeridianLink, Inc. (x)*	3,105	67,006
MicroStrategy, Inc., Class A (x)*	3,377	1,838,743
Mimecast Ltd.*	24,434	1,944,213
Mitek Systems, Inc.*	12,928	229,472
Model N, Inc.*	15,471	464,594
Momentive Global, Inc.*	55,778	1,179,705
ON24, Inc.*	7,261	125,978
OneSpan, Inc.*	9,618	162,833
PagerDuty, Inc.*	33,174	1,152,797
Ping Identity Holding Corp.*	22,808	521,847
Progress Software Corp.	18,725	903,856
PROS Holdings, Inc.*	17,985	620,303
Q2 Holdings, Inc.*	22,785	1,810,040
Qualys, Inc.*	13,887	1,905,574
Rapid7, Inc.*	22,467	2,644,141
Rekor Systems, Inc. (x)*	9,429	61,760
Rimini Street, Inc.*	13,186	78,720
Riot Blockchain, Inc. (x)*	35,017	781,930
Sailpoint Technologies Holdings, Inc.*	37,760	1,825,318
Sapiens International Corp. NV	12,215	420,807
SecureWorks Corp., Class A*	4,723	75,426
ShotSpotter, Inc.*	2,532	74,745
Smith Micro Software, Inc.*	13,632	67,069
Sprout Social, Inc., Class A*	18,365	1,665,522
SPS Commerce, Inc.*	14,688	2,090,837
Stronghold Digital Mining, Inc., Class A*	1,707	21,935
Sumo Logic, Inc.*	35,221	477,597
Telos Corp.*	16,627	256,388
Tenable Holdings, Inc.*	35,846	1,974,039
Upland Software, Inc.*	10,789	193,555
Varonis Systems, Inc.*	43,426	2,118,320
Verint Systems, Inc.*	27,229	1,429,795
Veritone, Inc. (x)*	7,365	165,565
Viant Technology, Inc., Class A*	3,262	31,658
VirnetX Holding Corp. (x)*	19,794	51,464
Vonage Holdings Corp.*	97,272	2,022,285
Weave Communications, Inc.*	1,627	24,698
Workiva, Inc.*	17,334	2,261,914
Xperi Holding Corp.	47,149	891,588
Yext, Inc.*	47,804	474,216
Zuora, Inc., Class A*	48,252	901,347

		68,108,553

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp.*	52,273	1,125,960
Avid Technology, Inc.*	14,535	473,405
Corsair Gaming, Inc. (x)*	8,220	172,702
Diebold Nixdorf, Inc.*	21,697	196,358
Eastman Kodak Co. (x)*	13,621	63,746
Quantum Corp.*	16,828	92,891
Super Micro Computer, Inc.*	19,754	868,188
Turtle Beach Corp.*	3,725	82,919

		3,076,169

Total Information Technology		171,912,530

Materials (3.5%)
Chemicals (1.8%)
AdvanSix, Inc.	11,143	526,507
American Vanguard Corp.	9,050	148,330
Amyris, Inc. (x)*	68,903	372,765
Avient Corp.	37,587	2,102,993
Balchem Corp.	13,477	2,272,222
Cabot Corp.	23,145	1,300,749
Chase Corp.	2,099	208,976
Danimer Scientific, Inc. (x)*	32,885	280,180
Ecovyst, Inc.	15,481	158,525

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Ferro Corp.*	33,734	$736,413
FutureFuel Corp.	8,408	64,237
GCP Applied Technologies, Inc.*	20,617	652,734
Hawkins, Inc.	5,335	210,466
HB Fuller Co.	21,980	1,780,380
Ingevity Corp.*	15,715	1,126,766
Innospec, Inc.	10,831	978,473
Intrepid Potash, Inc.*	2,558	109,303
Koppers Holdings, Inc.*	6,320	197,816
Kraton Corp.*	13,338	617,816
Kronos Worldwide, Inc.	6,982	104,800
Livent Corp.*	66,648	1,624,878
Marrone Bio Innovations, Inc.*	29,221	21,045
Minerals Technologies, Inc.	14,380	1,051,897
Orion Engineered Carbons SA*	24,831	455,897
PureCycle Technologies, Inc. (x)*	14,581	139,540
Quaker Chemical Corp. (x)	5,848	1,349,601
Rayonier Advanced Materials, Inc.*	14,833	84,696
Sensient Technologies Corp.	17,109	1,711,927
Stepan Co.	8,502	1,056,714
Tredegar Corp.	8,034	94,962
Trinseo plc	16,818	882,272
Tronox Holdings plc, Class A	47,236	1,135,081
Valhi, Inc.	518	14,893
Zymergen, Inc. (x)*	21,521	143,976

		23,717,830

Construction Materials (0.2%)
Forterra, Inc.*	7,379	175,472
Summit Materials, Inc., Class A*	48,371	1,941,612
United States Lime & Minerals, Inc.	592	76,380

		2,193,464

Containers & Packaging (0.3%)
Greif, Inc., Class A	10,626	641,492
Greif, Inc., Class B	1,854	110,832
Myers Industries, Inc.	9,854	197,179
O-I Glass, Inc.*	70,908	853,023
Pactiv Evergreen, Inc.	13,730	174,096
Ranpak Holdings Corp.*	15,241	572,757
TriMas Corp.	19,478	720,686
UFP Technologies, Inc.*	2,169	152,394

		3,422,459

Metals & Mining (1.1%)
Allegheny Technologies, Inc.*	56,621	901,972
Arconic Corp.*	45,991	1,518,163
Carpenter Technology Corp.	20,280	591,973
Century Aluminum Co.*	14,628	242,240
Coeur Mining, Inc. (x)*	112,765	568,336
Commercial Metals Co.	49,950	1,812,685
Compass Minerals International, Inc.	14,630	747,300
Constellium SE*	50,731	908,592
Gatos Silver, Inc.*	13,747	142,694
Haynes International, Inc.	2,807	113,206
Hecla Mining Co.	219,001	1,143,185
Kaiser Aluminum Corp.	6,989	656,547
Materion Corp.	9,189	844,837
MP Materials Corp. (x)*	30,300	1,376,226
Novagold Resources, Inc.*	104,503	716,891
Olympic Steel, Inc.	2,934	68,949
Perpetua Resources Corp.*	7,859	37,330
PolyMet Mining Corp.*	7,814	19,535
Ryerson Holding Corp.	5,094	132,699
Schnitzer Steel Industries, Inc., Class A	11,068	574,651
SunCoke Energy, Inc.	25,612	168,783
TimkenSteel Corp.*	12,068	199,122
Warrior Met Coal, Inc.	20,493	526,875
Worthington Industries, Inc.	12,979	709,432

		14,722,223

Paper & Forest Products (0.1%)
Clearwater Paper Corp.*	4,435	162,631
Glatfelter Corp.	12,328	212,042
Neenah, Inc.	4,373	202,382
Schweitzer-Mauduit International, Inc.	12,664	378,654
Verso Corp., Class A	7,475	201,974

		1,157,683

Total Materials		45,213,659

Real Estate (6.7%)
Equity Real Estate Investment Trusts (REITs) (6.0%)
Acadia Realty Trust (REIT)	35,001	764,072
Agree Realty Corp. (REIT)	28,046	2,001,362
Alexander & Baldwin, Inc. (REIT)	28,872	724,398
Alexander’s, Inc. (REIT)	589	153,317
American Assets Trust, Inc. (REIT)	21,919	822,620
American Finance Trust, Inc. (REIT)	34,332	313,451
Apartment Investment and Management Co. (REIT), Class A*	60,186	464,636
Apple Hospitality REIT, Inc. (REIT)	87,706	1,416,452
Armada Hoffler Properties, Inc. (REIT)	17,188	261,601
Ashford Hospitality Trust, Inc. (REIT)*	3,376	32,410
Braemar Hotels & Resorts, Inc. (REIT)*	13,584	69,278
Brandywine Realty Trust (REIT)	70,428	945,144
Broadstone Net Lease, Inc. (REIT)	61,689	1,531,121
BRT Apartments Corp. (REIT)	3,706	88,907
CareTrust REIT, Inc. (REIT)	43,537	993,950
CatchMark Timber Trust, Inc. (REIT), Class A	11,437	99,616
Centerspace (REIT)	5,832	646,769
Chatham Lodging Trust (REIT)*	15,437	211,796
City Office REIT, Inc. (REIT)	11,902	234,707
Clipper Realty, Inc. (REIT)	5,824	57,890
Community Healthcare Trust, Inc. (REIT)	11,110	525,170
CorePoint Lodging, Inc. (REIT)*	10,411	163,453
Corporate Office Properties Trust (REIT)	44,598	1,247,406
CTO Realty Growth, Inc. (REIT)	1,941	119,216

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
DiamondRock Hospitality Co. (REIT)*	90,818	$872,761
DigitalBridge Group, Inc. (REIT)*	198,008	1,649,407
Diversified Healthcare Trust (REIT)	62,840	194,176
Easterly Government Properties, Inc. (REIT)	34,765	796,814
EastGroup Properties, Inc. (REIT)	16,476	3,754,057
Empire State Realty Trust, Inc. (REIT), Class A	59,070	525,723
Equity Commonwealth (REIT)*	47,682	1,234,964
Essential Properties Realty Trust, Inc. (REIT)	48,937	1,410,854
Farmland Partners, Inc. (REIT)	8,252	98,611
Four Corners Property Trust, Inc. (REIT)	33,504	985,353
Franklin Street Properties Corp. (REIT)	28,012	166,671
GEO Group, Inc. (The) (REIT) (x)	33,531	259,865
Getty Realty Corp. (REIT)	15,523	498,133
Gladstone Commercial Corp. (REIT)	11,523	296,948
Gladstone Land Corp. (REIT)	8,682	293,104
Global Medical REIT, Inc. (REIT)	17,939	318,417
Global Net Lease, Inc. (REIT)	42,169	644,342
Healthcare Realty Trust, Inc. (REIT)	59,076	1,869,165
Hersha Hospitality Trust (REIT)*	9,563	87,693
Independence Realty Trust, Inc. (REIT)	42,667	1,102,089
Indus Realty Trust, Inc. (REIT)	1,320	106,999
Industrial Logistics Properties Trust (REIT)	28,326	709,566
Innovative Industrial Properties, Inc. (REIT)	9,654	2,538,133
iStar, Inc. (REIT) (x)	27,576	712,288
Kite Realty Group Trust (REIT)	86,560	1,885,277
LTC Properties, Inc. (REIT)	15,617	533,164
LXP Industrial Trust (REIT)	112,248	1,753,314
Macerich Co. (The) (REIT)	84,321	1,457,067
Monmouth Real Estate Investment Corp. (REIT)	42,562	894,228
National Health Investors, Inc. (REIT)	18,842	1,082,850
National Storage Affiliates Trust (REIT)	33,241	2,300,277
NETSTREIT Corp. (REIT)	10,632	243,473
NexPoint Residential Trust, Inc. (REIT)	9,337	782,721
Office Properties Income Trust (REIT)	20,928	519,851
One Liberty Properties, Inc. (REIT)	5,368	189,383
Outfront Media, Inc. (REIT)	59,991	1,608,959
Paramount Group, Inc. (REIT)	77,175	643,639
Pebblebrook Hotel Trust (REIT)	56,074	1,254,375
Phillips Edison & Co., Inc. (REIT) (x)	4,388	144,979
Physicians Realty Trust (REIT)	87,271	1,643,313
Piedmont Office Realty Trust, Inc. (REIT), Class A	52,719	968,975
Plymouth Industrial REIT, Inc. (REIT)	8,550	273,600
Postal Realty Trust, Inc. (REIT), Class A	3,798	75,200
PotlatchDeltic Corp. (REIT)	26,412	1,590,531
Preferred Apartment Communities, Inc. (REIT), Class A	15,326	276,787
PS Business Parks, Inc. (REIT)	8,118	1,495,092
Retail Opportunity Investments Corp. (REIT)	49,228	964,869
Retail Value, Inc. (REIT)	5,316	34,129
RLJ Lodging Trust (REIT)	67,606	941,752
RPT Realty (REIT)	34,893	466,868
Ryman Hospitality Properties, Inc. (REIT)*	21,788	2,003,624
Sabra Health Care REIT, Inc. (REIT)	97,073	1,314,368
Safehold, Inc. (REIT)	8,469	676,250
Saul Centers, Inc. (REIT)	3,729	197,712
Seritage Growth Properties (REIT), Class A (x)*	9,736	129,197
Service Properties Trust (REIT)	73,860	649,229
SITE Centers Corp. (REIT)	75,442	1,194,247
STAG Industrial, Inc. (REIT)	69,639	3,339,886
Summit Hotel Properties, Inc. (REIT)*	28,671	279,829
Sunstone Hotel Investors, Inc. (REIT)*	84,798	994,680
Tanger Factory Outlet Centers, Inc. (REIT) (x)	43,127	831,489
Terreno Realty Corp. (REIT)	29,042	2,476,992
UMH Properties, Inc. (REIT)	12,760	348,731
Uniti Group, Inc. (REIT)	85,694	1,200,573
Universal Health Realty Income Trust (REIT)	3,981	236,750
Urban Edge Properties (REIT)	50,160	953,040
Urstadt Biddle Properties, Inc. (REIT), Class A	9,410	200,433
Veris Residential, Inc. (REIT)*	37,878	696,198
Washington REIT (REIT)	37,561	970,952
Whitestone REIT (REIT)	12,712	128,773
Xenia Hotels & Resorts, Inc. (REIT)*	49,871	903,164

		78,765,665

Real Estate Management & Development (0.7%)
Cushman & Wakefield plc*	55,374	1,231,518
Douglas Elliman, Inc.*	31,718	364,751
eXp World Holdings, Inc. (x)	25,430	856,737
Fathom Holdings, Inc. (x)*	1,608	32,900
Forestar Group, Inc.*	5,074	110,359
FRP Holdings, Inc.*	2,071	119,704
Kennedy-Wilson Holdings, Inc.	53,392	1,275,001
Marcus & Millichap, Inc.*	9,412	484,341
Newmark Group, Inc., Class A	64,361	1,203,551
Rafael Holdings, Inc., Class B*	2,986	15,228
RE/MAX Holdings, Inc., Class A	4,976	151,718
Realogy Holdings Corp.*	48,896	821,942
Redfin Corp.*	40,871	1,569,038
RMR Group, Inc. (The), Class A	4,159	144,234
St Joe Co. (The)	14,754	767,946
Tejon Ranch Co.*	6,514	124,287

		9,273,255

Total Real Estate		88,038,920

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Utilities (2.4%)
Electric Utilities (0.6%)
ALLETE, Inc.	21,404	$1,420,155
MGE Energy, Inc.	14,054	1,155,942
Otter Tail Corp.	15,360	1,097,011
PNM Resources, Inc.	35,261	1,608,254
Portland General Electric Co.	37,094	1,963,015
Via Renewables, Inc.	4,091	46,760

		7,291,137

Gas Utilities (0.8%)
Brookfield Infrastructure Corp., Class A (x)	24,310	1,659,401
Chesapeake Utilities Corp.	7,158	1,043,708
New Jersey Resources Corp.	39,907	1,638,581
Northwest Natural Holding Co.	13,284	647,993
ONE Gas, Inc.	22,070	1,712,411
South Jersey Industries, Inc.	43,321	1,131,545
Southwest Gas Holdings, Inc.	23,854	1,670,973
Spire, Inc.	20,292	1,323,444

		10,828,056

Independent Power and Renewable Electricity Producers (0.3%)
Clearway Energy, Inc., Class A	14,129	473,039
Clearway Energy, Inc., Class C	35,018	1,261,699
Ormat Technologies, Inc. (x)	18,068	1,432,792
Sunnova Energy International, Inc.*	35,390	988,089

		4,155,619

Multi-Utilities (0.3%)
Avista Corp.	27,379	1,163,334
Black Hills Corp.	25,456	1,796,430
NorthWestern Corp.	21,334	1,219,451
Unitil Corp.	4,555	209,485

		4,388,700

Water Utilities (0.4%)
American States Water Co.	14,475	1,497,294
Artesian Resources Corp., Class A	2,600	120,458
Cadiz, Inc.*	6,244	24,102
California Water Service Group	20,176	1,449,847
Global Water Resources, Inc.	4,268	72,983
Middlesex Water Co.	7,426	893,348
Pure Cycle Corp.*	6,190	90,374
SJW Group	10,501	768,673
York Water Co. (The)	4,081	203,152

		5,120,231

Total Utilities		31,783,743

Total Common Stocks (90.4%) (Cost $755,989,703)		1,185,906,213

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. 4.000%, 6/15/23 (e)	$3,000	2,969

Total Financials		2,969

Total Long-Term Debt Securities (0.0%) (Cost $3,445)		2,969

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Achillion Pharmaceuticals, Inc., CVR (r)*	19,200	6,624
Alder Biopharmaceuticals, Inc., CVR (r)(x)*	10,200	6,732
Contra Aduro Biotech I, CVR (r)*	10,401	—
Oncternal Therapeutics, Inc., CVR (r)(x)*	369	—

		13,356

Pharmaceuticals (0.0%)
Dova Pharmaceuticals, Inc., CVR (r)*	9,200	3,726

Total Rights (0.0%) (Cost $37,827)		17,082

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (5.5%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000
JPMorgan Prime Money Market Fund, IM Shares	70,702,599	70,730,881

Total Investment Companies		71,730,881

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.4%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $900,011, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $918,161. (xx)	$900,000	900,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $16,630,795, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $16,963,384. (xx)	$16,630,767	$16,630,767
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $5,000,025, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $5,102,049. (xx)	5,000,000	5,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $10,000,389, collateralized by various Common Stocks; total market value $11,113,216. (xx)	10,000,000	10,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $7,769,908, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $8,633,546. (xx)	7,769,500	7,769,500
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $4,300,050, collateralized by various Common Stocks; total market value $4,753,068. (xx)	4,300,000	4,300,000

Total Repurchase Agreements		44,600,267

Total Short-Term Investments (8.9%) (Cost $116,318,543)		116,331,148

Total Investments in Securities (99.3%) (Cost $872,349,518)		1,302,257,412
Other Assets Less Liabilities (0.7%)		9,200,351

Net Assets (100%)		$1,311,457,763

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $488,953 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $49,463,598. This was collateralized by $6,738,095 of various U.S. Government Treasury Securities, ranging from 0.000% – 6.875%, maturing 1/6/22 – 8/15/51 and by cash of $45,600,267 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	28,060	626,028	—	(145,942)	(550)	6,744	486,280	57,157	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	8,802	1,023,278	—	(428,648)	141,602	(122,028)	614,204	9,622	—

Total		1,649,306	—	(574,590)	141,052	(115,284)	1,100,484	66,779	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	1,115	3/2022	USD	125,036,100	1,709,192

					1,709,192

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$36,887,861	$—	$—	$36,887,861
Consumer Discretionary	134,621,057	—	—	134,621,057
Consumer Staples	40,884,327	—	—	40,884,327
Energy	51,704,343	—	—	51,704,343
Financials	190,651,287	—	—	190,651,287
Health Care	213,708,257	—	40,907	213,749,164
Industrials	180,459,322	—	—	180,459,322
Information Technology	171,912,530	—	—	171,912,530
Materials	45,213,659	—	—	45,213,659
Real Estate	88,038,920	—	—	88,038,920
Utilities	31,783,743	—	—	31,783,743
Corporate Bond
Financials	—	2,969	—	2,969
Futures	1,709,192	—	—	1,709,192
Rights
Health Care	—	—	17,082	17,082
Short-Term Investments
Investment Companies	71,730,881	—	—	71,730,881
Repurchase Agreements	—	44,600,267	—	44,600,267

Total Assets	$1,259,305,379	$44,603,236	$57,989	$1,303,966,604

Total Liabilities	$—	$—	$—	$—

Total	$1,259,305,379	$44,603,236	$57,989	$1,303,966,604

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,709,192	*

Total		$1,709,192

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$22,817,656	$22,817,656

Total	$22,817,656	$22,817,656

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(2,475,141)	$(2,475,141)

Total	$(2,475,141)	$(2,475,141)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $138,732,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 11%)*	$238,426,821
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 15%)*	$483,106,540

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$545,484,508
Aggregate gross unrealized depreciation	(116,582,568)

Net unrealized appreciation	$428,901,940

Federal income tax cost of investments in securities and derivative instruments, if applicable	$875,064,664

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $827,390)	$1,100,484
Unaffiliated Issuers (Cost $826,921,861)	1,256,556,661
Repurchase Agreements (Cost $44,600,267)	44,600,267
Cash	46,613,299
Cash held as collateral at broker for futures	8,223,400
Dividends, interest and other receivables	944,198
Securities lending income receivable	44,529
Receivable for Portfolio shares sold	14,811
Other assets	5,471

Total assets	1,358,103,120

LIABILITIES
Payable for return of collateral on securities loaned	45,600,267
Investment management fees payable	493,883
Due to broker for futures variation margin	228,566
Administrative fees payable	129,303
Payable for Portfolio shares redeemed	99,774
Payable for securities purchased	1,849
Accrued expenses	91,715

Total liabilities	46,645,357

NET ASSETS	$1,311,457,763

Net assets were comprised of:
Paid in capital	$928,623,175
Total distributable earnings (loss)	382,834,588

Net assets	$1,311,457,763

Class K
Net asset value, offering and redemption price per share, $1,311,457,763 / 103,940,918 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.62

(x)	Includes value of securities on loan of $49,463,598.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($66,779 of dividend income received from affiliates) (net of $30,036 foreign withholding tax)	$13,343,325
Income from non-cash dividends	1,015,798
Securities lending (net)	706,106

Total income	15,065,229

EXPENSES
Investment management fees	6,405,747
Administrative fees	1,684,617
Custodian fees	109,300
Professional fees	93,545
Printing and mailing expenses	63,691
Trustees’ fees	40,405
Recoupment fees	36,392
Interest expense	3,659
Miscellaneous	35,710

Total expenses	8,473,066

NET INVESTMENT INCOME (LOSS)	6,592,163

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($141,052 realized gain (loss) from affiliates)	171,571,621
Futures contracts	22,817,656

Net realized gain (loss)	194,389,277

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(115,284) of change in unrealized appreciation (depreciation) from affiliates)	(2,929,985)
Futures contracts	(2,475,141)

Net change in unrealized appreciation (depreciation)	(5,405,126)

NET REALIZED AND UNREALIZED GAIN (LOSS)	188,984,151

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$195,576,314

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,592,163	$8,638,556
Net realized gain (loss)	194,389,277	62,386,988
Net change in unrealized appreciation (depreciation)	(5,405,126)	181,766,577

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	195,576,314	252,792,121

Distributions to shareholders:
Class K	(219,766,545)	(104,653,454)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 121,692 and 16,962,051 shares, respectively ]	1,783,127	162,774,227
Capital shares issued in reinvestment of dividends and distributions [ 17,348,170 and 8,225,929 shares, respectively ]	219,766,545	104,653,454
Capital shares repurchased [ (19,507,890) and (19,615,697) shares, respectively ]	(287,613,143)	(225,352,797)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(66,063,471)	42,074,884

TOTAL INCREASE (DECREASE) IN NET ASSETS	(90,253,702)	190,213,551
NET ASSETS:
Beginning of year	1,401,711,465	1,211,497,914

End of year	$1,311,457,763	$1,401,711,465

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class K	2021		2020	2019	2018	2017
Net asset value, beginning of year	$13.23		$12.07	$10.21	$12.86	$12.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	(aa)	0.08	0.12	0.13	0.10
Net realized and unrealized gain (loss)	1.77		2.14	2.41	(1.57)	1.59

Total from investment operations	1.84		2.22	2.53	(1.44)	1.69

Less distributions:
Dividends from net investment income	(0.09)		(0.12)	(0.13)	(0.13)	(0.12)
Distributions from net realized gains	(2.36)		(0.94)	(0.54)	(1.07)	(0.93)
Return of capital	—		—	—	(0.01)	—

Total dividends and distributions	(2.45)		(1.06)	(0.67)	(1.21)	(1.05)

Net asset value, end of year	$12.62		$13.23	$12.07	$10.21	$12.86

Total return	14.23%		18.76%	24.87%	(11.83)%	14.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,311,458		$1,401,711	$1,211,498	$860,280	$1,001,317
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60	%**	0.60%	0.60%	0.60%	0.60%
Before waivers and reimbursements (f)	0.60	%**	0.61%	0.61%	0.60%	0.61%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.46	%(bb)	0.74%	1.00%	0.95%	0.77%
Before waivers and reimbursements (f)	0.46	%(bb)	0.73%	0.99%	0.95%	0.76%
Portfolio turnover rate^	19%		28%	19%	21%	13%
**	Includes Interest Expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amount would be $0.06.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for class K would have been 0.07% lower.

See Notes to Financial Statements.

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class K Shares	10.94%	8.95%	7.16%
International Proxy Index	11.47	8.81	7.57
MSCI EAFE® Index	11.26	9.55	8.03

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 10.94% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI EAFE® Index, which returned 11.47% and 11.26%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance were Financials, Industrials, Information Technology, Consumer Discretionary and Health Care.

•	The stocks that contributed most to performance were ASML Holdings, Novo Nordisk, Nestle, LVMH Moet Hennessy and Roche.

What hurt performance during the year:

•	The only sector that detracted from performance was Communication Services.

•	The stocks that detracted most from performance were Unilever, SoftBank, AIA Group, M3 and Fast Retailing.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Financials	$241,323,729	15.1%
Industrials	230,519,069	14.5
Health Care	182,396,044	11.4
Consumer Discretionary	178,906,397	11.2
Consumer Staples	147,368,333	9.3
Information Technology	138,176,981	8.7
Materials	107,696,132	6.8
Communication Services	64,252,501	4.0
Utilities	48,200,197	3.0
Energy	48,097,743	3.0
Real Estate	39,694,118	2.5
Repurchase Agreements	8,028,651	0.5
Investment Company	4,000,000	0.3
Cash and Other	155,300,598	9.7

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class K
Actual	$1,000.00	$1,019.70	$3.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.78	3.46

* Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.68%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (7.0%)
Afterpay Ltd.*	18,049	$1,090,050
Ampol Ltd.	19,141	413,046
APA Group	93,965	687,744
Aristocrat Leisure Ltd.	50,095	1,587,979
ASX Ltd.	15,581	1,053,110
Aurizon Holdings Ltd.	156,377	397,065
AusNet Services Ltd.	142,345	266,157
Australia & New Zealand Banking Group Ltd.	234,635	4,696,196
BHP Group Ltd. (x)	243,155	7,341,658
BHP Group plc	174,074	5,182,415
BlueScope Steel Ltd.	41,925	637,503
Brambles Ltd.	116,727	902,750
Cochlear Ltd.	5,566	875,187
Coles Group Ltd.	110,832	1,446,607
Commonwealth Bank of Australia	146,219	10,744,545
Computershare Ltd.	44,952	654,097
Crown Resorts Ltd.*	28,874	251,247
CSL Ltd.	39,414	8,336,587
Dexus (REIT)	85,107	688,546
Domino’s Pizza Enterprises Ltd.	5,290	454,267
Endeavour Group Ltd.	110,582	542,260
Evolution Mining Ltd.	141,522	418,035
Fortescue Metals Group Ltd.	140,023	1,956,994
Glencore plc*	823,014	4,176,908
Goodman Group (REIT)	136,696	2,635,509
GPT Group (The) (REIT)	157,441	620,840
IDP Education Ltd.	17,529	441,899
Insurance Australia Group Ltd.	197,761	612,933
Lendlease Corp. Ltd.	59,322	461,377
Macquarie Group Ltd.	29,015	4,335,966
Magellan Financial Group Ltd.	11,542	178,360
Medibank Pvt Ltd.	222,561	542,446
Mirvac Group (REIT)	327,169	692,673
National Australia Bank Ltd.	271,408	5,694,830
Newcrest Mining Ltd.	67,122	1,195,471
Northern Star Resources Ltd.	88,724	607,426
Orica Ltd.	33,701	335,667
Origin Energy Ltd.	141,468	539,327
Qantas Airways Ltd.*	76,314	278,167
QBE Insurance Group Ltd.	118,602	979,379
Ramsay Health Care Ltd.	15,004	780,506
REA Group Ltd.	4,555	555,557
Reece Ltd.	22,435	441,199
Rio Tinto Ltd.	30,956	2,254,681
Rio Tinto plc	92,563	6,129,121
Santos Ltd.	266,355	1,222,793
Scentre Group (REIT)	429,420	987,262
SEEK Ltd.	27,620	658,712
Sonic Healthcare Ltd.	38,113	1,293,009
South32 Ltd.	374,839	1,093,584
Stockland (REIT)	198,239	611,530
Suncorp Group Ltd.	108,784	876,144
Sydney Airport*	108,274	683,765
Tabcorp Holdings Ltd.	181,266	662,038
Telstra Corp. Ltd.	340,891	1,036,704
Transurban Group	250,408	2,517,788
Treasury Wine Estates Ltd.	57,009	513,484
Vicinity Centres (REIT)	325,829	400,626
Washington H Soul Pattinson & Co. Ltd.	18,289	393,995
Wesfarmers Ltd.	93,450	4,031,780
Westpac Banking Corp.	302,360	4,696,616
WiseTech Global Ltd.	12,073	514,550
Woodside Petroleum Ltd.	80,231	1,280,099
Woolworths Group Ltd.	105,642	2,921,442

		111,510,208

Austria (0.3%)
Erste Group Bank AG	28,917	1,361,325
Mondi plc	40,606	1,003,611
OMV AG	11,975	680,995
Raiffeisen Bank International AG	12,020	354,162
Verbund AG	5,458	614,558
voestalpine AG	9,646	351,423

		4,366,074

Belgium (0.7%)
Ageas SA/NV	14,077	730,015
Anheuser-Busch InBev SA/NV	62,800	3,801,538
Elia Group SA/NV	2,672	351,968
Etablissements Franz Colruyt NV	4,285	181,772
Groupe Bruxelles Lambert SA (Swiss Stock exchange)	2,626	293,670
Groupe Bruxelles Lambert SA (Turquoise Stock Exchange)	6,607	738,366
KBC Group NV	20,842	1,790,561
Proximus SADP	12,540	244,704
Sofina SA	1,272	625,610
Solvay SA	6,238	725,821
UCB SA	10,167	1,161,564
Umicore SA	16,906	688,098

		11,333,687

Brazil (0.0%)
Yara International ASA	13,470	680,647

Chile (0.0%)
Antofagasta plc	32,149	582,452

China (0.6%)
BOC Hong Kong Holdings Ltd.	307,620	1,007,969
Budweiser Brewing Co. APAC Ltd. (m)	143,413	376,118
Chow Tai Fook Jewellery Group Ltd.	171,364	308,112
ESR Cayman Ltd. (m)*	143,893	486,253
Futu Holdings Ltd. (ADR) (x)*	4,411	190,996
Prosus NV*	76,909	6,438,353
SITC International Holdings Co. Ltd.	113,372	410,012
Wilmar International Ltd.	160,797	493,989

		9,711,802

Denmark (2.4%)
Ambu A/S, Class B (x)	13,715	363,239
AP Moller - Maersk A/S, Class A	264	880,263
AP Moller - Maersk A/S, Class B	478	1,716,015
Carlsberg A/S, Class B	8,239	1,424,660
Chr Hansen Holding A/S	8,748	690,246
Coloplast A/S, Class B	9,993	1,760,847
Danske Bank A/S	55,574	960,967

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Demant A/S*	9,173	$470,583
DSV A/S	16,758	3,918,807
Genmab A/S*	5,482	2,207,218
GN Store Nord A/S	9,979	628,342
Novo Nordisk A/S, Class B	138,788	15,616,718
Novozymes A/S, Class B	16,864	1,386,906
Orsted A/S (m)	15,546	1,987,740
Pandora A/S	8,199	1,023,487
ROCKWOOL International A/S, Class B	747	327,067
Tryg A/S	29,212	722,245
Vestas Wind Systems A/S	82,504	2,526,129

		38,611,479

Finland (1.1%)
Elisa OYJ	12,017	740,435
Fortum OYJ	36,862	1,132,700
Kesko OYJ, Class B	23,412	782,045
Kone OYJ, Class B	28,003	2,009,804
Neste OYJ	35,359	1,745,510
Nokia OYJ*	445,720	2,828,539
Nordea Bank Abp (Aquis Stock Exchange)	4,742	58,231
Nordea Bank Abp (Turquoise Stock Exchange)	263,088	3,217,196
Orion OYJ, Class B	9,247	384,472
Sampo OYJ, Class A	40,944	2,053,845
Stora Enso OYJ, Class R	47,725	876,965
UPM-Kymmene OYJ	43,921	1,673,136
Wartsila OYJ Abp	40,327	567,476

		18,070,354

France (9.5%)
Accor SA*	13,954	451,975
Adevinta ASA*	19,737	262,890
Aeroports de Paris (x)*	2,451	316,159
Air Liquide SA	39,130	6,830,330
Airbus SE*	48,587	6,215,339
Alstom SA	26,963	958,372
Amundi SA (m)	4,934	407,539
Arkema SA	4,974	701,350
AXA SA	159,524	4,755,669
BioMerieux	3,236	460,155
BNP Paribas SA	92,706	6,414,017
Bollore SA	72,759	407,554
Bouygues SA	19,188	687,916
Bureau Veritas SA	24,476	813,128
Capgemini SE	13,216	3,242,503
Carrefour SA	53,025	972,242
Cie de Saint-Gobain	41,698	2,937,165
Cie Generale des Etablissements Michelin SCA	13,862	2,274,959
CNP Assurances	14,005	346,797
Covivio (REIT)	4,228	347,540
Credit Agricole SA	97,753	1,396,712
Danone SA	53,841	3,346,257
Dassault Aviation SA	2,160	233,620
Dassault Systemes SE	54,793	3,263,194
Edenred	20,891	964,933
Eiffage SA	6,896	710,210
Electricite de France SA	40,634	477,884
Engie SA	149,239	2,211,190
EssilorLuxottica SA (Borsa Italiana Stock Exchange)	5,326	1,121,775
EssilorLuxottica SA (Turquoise Stock Exchange)	18,339	3,909,375
Eurazeo SE	3,366	294,312
Faurecia SE (Euronext Paris)	7,967	379,411
Faurecia SE (Italian Stock Exchange)	1,475	68,990
Gecina SA (REIT)	3,770	527,505
Getlink SE	36,072	597,950
Hermes International	2,611	4,565,950
Ipsen SA	3,068	281,180
Kering SA	6,182	4,975,309
Klepierre SA (REIT)*	16,982	403,114
La Francaise des Jeux SAEM (m)	7,572	335,691
Legrand SA	22,043	2,582,374
L’Oreal SA	20,727	9,839,057
LVMH Moet Hennessy Louis Vuitton SE	22,881	18,938,363
Orange SA	164,994	1,768,191
Orpea SA	4,511	452,462
Pernod Ricard SA	17,268	4,158,009
Publicis Groupe SA	18,925	1,275,530
Remy Cointreau SA	1,991	485,085
Renault SA*	15,486	538,533
Safran SA	28,171	3,452,945
Sanofi	93,718	9,451,304
Sartorius Stedim Biotech	2,287	1,256,049
SEB SA	2,199	342,738
Societe Generale SA	66,814	2,297,626
Sodexo SA	7,339	643,871
Suez SA	29,938	675,212
Teleperformance	4,884	2,179,690
Thales SA	8,635	735,355
TotalEnergies SE	206,740	10,504,719
Ubisoft Entertainment SA*	8,116	397,970
Unibail-Rodamco-Westfield (REIT)*	10,064	706,034
Valeo	18,311	554,115
Veolia Environnement SA	53,941	1,981,146
Vinci SA	44,332	4,689,352
Vivendi SE	61,646	834,487
Wendel SE	2,272	272,635
Worldline SA (m)*	19,450	1,085,269

		151,966,282

Germany (7.8%)
adidas AG	15,693	4,523,793
Allianz SE (Registered)	33,981	8,033,432
Aroundtown SA	84,143	509,639
BASF SE	75,700	5,324,475
Bayer AG (Registered)	80,970	4,332,664
Bayerische Motoren Werke AG	27,289	2,749,254
Bayerische Motoren Werke AG (Preference) (q)	4,420	368,858
Bechtle AG	6,757	484,188
Beiersdorf AG	8,472	871,749
Brenntag SE	12,881	1,167,042
Carl Zeiss Meditec AG	3,324	699,541
Commerzbank AG*	81,584	621,297
Continental AG*	9,063	960,730
Covestro AG (m)	15,579	961,329

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Daimler AG (Registered)	70,540	$5,428,139
Daimler Truck Holding AG*	34,396	1,264,471
Deutsche Bank AG (Registered)*	169,848	2,130,572
Deutsche Boerse AG	15,648	2,620,623
Deutsche Lufthansa AG (Registered)*	47,862	336,754
Deutsche Post AG (Registered)	81,697	5,258,900
Deutsche Telekom AG (Registered)	274,703	5,097,815
E.ON SE	184,501	2,560,983
Evonik Industries AG	17,874	579,352
Fresenius Medical Care AG & Co. KGaA	16,920	1,100,712
Fresenius SE & Co. KGaA	34,575	1,393,473
FUCHS PETROLUB SE (Preference) (q)	5,700	259,059
GEA Group AG	12,561	687,721
Hannover Rueck SE	4,957	943,318
HeidelbergCement AG	12,504	847,315
HelloFresh SE*	13,797	1,060,910
Henkel AG & Co. KGaA	8,378	655,285
Henkel AG & Co. KGaA (Preference) (q)	14,888	1,205,822
Infineon Technologies AG	107,633	4,994,737
KION Group AG	5,956	654,222
Knorr-Bremse AG	6,035	597,077
LANXESS AG	6,504	403,562
LEG Immobilien SE	5,934	828,944
Merck KGaA	10,652	2,752,898
MTU Aero Engines AG	4,488	916,660
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	11,548	3,424,897
Nemetschek SE	4,723	606,541
Porsche Automobil Holding SE (Preference) (q)	12,852	1,220,894
Puma SE	8,878	1,086,567
Rational AG	414	424,394
RWE AG	52,935	2,152,719
SAP SE	86,064	12,238,185
Sartorius AG (Preference) (q)	2,125	1,439,975
Scout24 SE (m)	7,021	490,955
Siemens AG (Registered)	63,051	10,959,914
Siemens Energy AG*	33,099	847,495
Siemens Healthineers AG (m)	23,065	1,728,400
Symrise AG	10,685	1,585,083
Telefonica Deutschland Holding AG	79,682	221,443
Uniper SE	7,948	378,240
United Internet AG (Registered)	8,511	338,561
Volkswagen AG (x)	2,716	799,016
Volkswagen AG (Preference) (q)	15,296	3,090,725
Vonovia SE	60,806	3,357,540
Zalando SE (m)*	18,091	1,465,242

		124,044,101

Hong Kong (2.1%)
AIA Group Ltd.	997,078	10,050,635
CK Asset Holdings Ltd.	164,745	1,038,431
CK Infrastructure Holdings Ltd.	52,782	336,083
CLP Holdings Ltd.	133,841	1,351,704
Hang Lung Properties Ltd.	175,284	360,569
Hang Seng Bank Ltd.	62,749	1,148,346
Henderson Land Development Co. Ltd.	126,007	536,506
HK Electric Investments & HK Electric Investments Ltd. (m)	207,714	203,783
HKT Trust & HKT Ltd.	316,278	425,081
Hong Kong & China Gas Co. Ltd.	923,596	1,437,946
Hong Kong Exchanges & Clearing Ltd.	99,309	5,799,940
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	96,819	487,968
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	2,900	15,080
Jardine Matheson Holdings Ltd.	17,957	965,189
Link REIT (REIT)	170,593	1,501,909
Melco Resorts & Entertainment Ltd. (ADR)*	17,493	178,079
MTR Corp. Ltd.	127,972	686,835
New World Development Co. Ltd.	125,758	497,545
Power Assets Holdings Ltd.	114,194	711,740
Sino Land Co. Ltd.	261,880	326,109
Sun Hung Kai Properties Ltd.	106,006	1,286,066
Swire Pacific Ltd., Class A	41,513	236,113
Swire Properties Ltd.	96,957	242,966
Techtronic Industries Co. Ltd.	112,515	2,239,463
WH Group Ltd. (m)	681,644	427,473
Wharf Real Estate Investment Co. Ltd.	134,960	685,397
Xinyi Glass Holdings Ltd.	150,465	376,281

		33,553,237

Ireland (0.6%)
CRH plc	64,047	3,392,123
Flutter Entertainment plc*	13,915	2,202,070
Kerry Group plc (London Stock Exchange), Class A	9	1,151
Kerry Group plc (Turquoise Stock Exchange), Class A	13,202	1,702,201
Kingspan Group plc	12,722	1,520,820
Smurfit Kappa Group plc	20,325	1,120,902

		9,939,267

Israel (0.6%)
Azrieli Group Ltd.	3,484	332,829
Bank Hapoalim BM	94,186	972,473
Bank Leumi Le-Israel BM	119,641	1,287,248
Check Point Software Technologies Ltd.*	8,613	1,003,931
Elbit Systems Ltd.	2,124	368,239
ICL Group Ltd.	57,263	552,747
Israel Discount Bank Ltd., Class A	92,180	620,868
Kornit Digital Ltd.*	3,887	591,796
Mizrahi Tefahot Bank Ltd.	11,062	426,974
Nice Ltd.*	5,203	1,592,723
Teva Pharmaceutical Industries Ltd. (ADR)*	90,762	727,004
Wix.com Ltd.*	4,754	750,134

		9,226,966

Italy (1.9%)
Amplifon SpA	10,302	556,533

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Assicurazioni Generali SpA	90,487	$1,919,252
Atlantia SpA*	41,734	829,360
Davide Campari-Milano NV	41,893	613,122
DiaSorin SpA	2,074	395,391
Enel SpA	670,339	5,377,373
Eni SpA	209,771	2,918,433
Ferrari NV	10,386	2,690,065
FinecoBank Banca Fineco SpA	49,753	874,297
Infrastrutture Wireless Italiane SpA (m)	26,115	317,537
Intesa Sanpaolo SpA	1,361,216	3,524,119
Mediobanca Banca di Credito Finanziario SpA	49,389	568,479
Moncler SpA	17,237	1,256,349
Nexi SpA (m)*	36,387	579,558
Poste Italiane SpA (m)	41,640	547,078
Prysmian SpA	20,654	778,568
Recordati Industria Chimica e Farmaceutica SpA	8,428	542,133
Snam SpA	170,603	1,029,427
Telecom Italia SpA	781,477	386,313
Terna - Rete Elettrica Nazionale	116,188	941,040
UniCredit SpA	177,736	2,740,661

		29,385,088

Japan (20.2%)
Advantest Corp.	16,421	1,556,019
Aeon Co. Ltd.	55,105	1,297,744
AGC, Inc. (x)	15,727	750,598
Aisin Corp.	12,840	492,258
Ajinomoto Co., Inc.	39,030	1,186,542
ANA Holdings, Inc. (x)*	12,366	258,490
Asahi Group Holdings Ltd. (x)	37,387	1,454,138
Asahi Intecc Co. Ltd.	17,698	380,177
Asahi Kasei Corp.	101,462	953,494
Astellas Pharma, Inc.	153,504	2,496,125
Azbil Corp.	10,007	455,852
Bandai Namco Holdings, Inc.	16,665	1,303,008
Benefit One, Inc.	6,693	287,142
Bridgestone Corp. (x)	47,379	2,038,413
Brother Industries Ltd.	19,310	371,159
Canon, Inc. (x)	82,653	2,012,615
Capcom Co. Ltd.	14,127	332,573
Central Japan Railway Co.	11,693	1,559,846
Chiba Bank Ltd. (The)	43,684	250,263
Chubu Electric Power Co., Inc.	53,429	562,948
Chugai Pharmaceutical Co. Ltd.	56,080	1,820,906
Concordia Financial Group Ltd.	91,977	334,229
Cosmos Pharmaceutical Corp.	1,699	250,057
CyberAgent, Inc.	32,330	537,943
Dai Nippon Printing Co. Ltd.	17,501	440,149
Daifuku Co. Ltd.	8,147	665,755
Dai-ichi Life Holdings, Inc.	83,047	1,678,917
Daiichi Sankyo Co. Ltd.	144,367	3,670,986
Daikin Industries Ltd.	20,541	4,658,912
Daito Trust Construction Co. Ltd.	5,429	621,576
Daiwa House Industry Co. Ltd.	46,068	1,324,810
Daiwa House REIT Investment Corp. (REIT)	174	527,158
Daiwa Securities Group, Inc.	119,661	674,816
Denso Corp.	35,714	2,958,521
Dentsu Group, Inc. (x)	17,917	638,613
Disco Corp.	2,331	712,289
East Japan Railway Co.	24,700	1,518,761
Eisai Co. Ltd.	20,005	1,135,814
ENEOS Holdings, Inc.	255,788	956,842
FANUC Corp.	15,797	3,348,091
Fast Retailing Co. Ltd.	4,817	2,734,924
Fuji Electric Co. Ltd.	10,493	572,860
FUJIFILM Holdings Corp.	29,725	2,203,211
Fujitsu Ltd.	16,219	2,781,891
GLP J-REIT (REIT)	353	610,377
GMO Payment Gateway, Inc.	3,654	455,837
Hakuhodo DY Holdings, Inc.	20,045	333,880
Hamamatsu Photonics KK	11,496	733,553
Hankyu Hanshin Holdings, Inc.	18,801	533,646
Hikari Tsushin, Inc.	1,747	268,968
Hino Motors Ltd.	22,019	181,466
Hirose Electric Co. Ltd.	2,808	472,109
Hitachi Construction Machinery Co. Ltd.	8,657	250,235
Hitachi Ltd.	79,953	4,330,237
Hitachi Metals Ltd.*	18,475	342,261
Honda Motor Co. Ltd.	134,618	3,780,024
Hoshizaki Corp.	4,760	357,941
Hoya Corp.	30,486	4,534,604
Hulic Co. Ltd. (x)	25,130	238,564
Ibiden Co. Ltd.	8,654	514,591
Idemitsu Kosan Co. Ltd.	16,709	426,622
Iida Group Holdings Co. Ltd.	12,874	299,494
Inpex Corp. (x)	83,137	724,187
Isuzu Motors Ltd.	48,985	609,385
Ito En Ltd.	4,652	244,267
ITOCHU Corp.	97,994	2,996,982
Itochu Techno-Solutions Corp.	7,670	246,710
Japan Airlines Co. Ltd.*	12,023	229,527
Japan Exchange Group, Inc.	43,147	944,485
Japan Metropolitan Fund Invest (REIT)	560	482,448
Japan Post Bank Co. Ltd.	34,465	316,096
Japan Post Holdings Co. Ltd.*	201,402	1,570,176
Japan Post Insurance Co. Ltd.	14,979	240,904
Japan Real Estate Investment Corp. (REIT)	108	613,092
Japan Tobacco, Inc. (x)	99,100	2,000,867
JFE Holdings, Inc.	38,477	490,705
JSR Corp.	17,315	658,551
Kajima Corp.	35,166	403,845
Kakaku.com, Inc.	11,428	304,998
Kansai Electric Power Co., Inc. (The)	57,768	539,362
Kansai Paint Co. Ltd.	15,422	335,173
Kao Corp.	39,136	2,047,810
KDDI Corp.	133,189	3,892,736
Keio Corp.	9,019	397,517
Keisei Electric Railway Co. Ltd.	11,121	300,672
Keyence Corp.	16,088	10,109,021
Kikkoman Corp.	11,842	995,498
Kintetsu Group Holdings Co. Ltd.*	13,600	380,110
Kirin Holdings Co. Ltd. (x)	67,495	1,083,746
Kobayashi Pharmaceutical Co. Ltd. (x)	4,034	317,025
Kobe Bussan Co. Ltd.	10,820	419,048

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Koei Tecmo Holdings Co. Ltd.	5,430	$213,603
Koito Manufacturing Co. Ltd.	9,101	481,832
Komatsu Ltd.	72,338	1,693,840
Konami Holdings Corp.	8,079	387,691
Kose Corp. (x)	2,839	322,081
Kubota Corp. (x)	85,416	1,896,112
Kurita Water Industries Ltd.	8,412	399,283
Kyocera Corp.	26,242	1,639,583
Kyowa Kirin Co. Ltd.	22,645	617,161
Lasertec Corp.	6,298	1,932,160
Lawson, Inc.	3,953	187,289
Lion Corp.	19,527	260,915
Lixil Corp.	21,587	575,190
M3, Inc.	36,894	1,858,010
Makita Corp.	18,664	792,283
Marubeni Corp.	129,623	1,261,523
Mazda Motor Corp.*	46,766	359,801
McDonald’s Holdings Co. Japan Ltd. (x)	5,933	262,531
Medipal Holdings Corp.	14,521	272,040
Meiji Holdings Co. Ltd.	9,709	579,012
Mercari, Inc.*	8,080	411,621
Minebea Mitsumi, Inc.	30,746	872,691
MISUMI Group, Inc.	22,984	943,097
Mitsubishi Chemical Holdings Corp.	108,467	803,389
Mitsubishi Corp.	104,304	3,311,468
Mitsubishi Electric Corp.	152,348	1,931,666
Mitsubishi Estate Co. Ltd.	95,986	1,330,520
Mitsubishi Gas Chemical Co., Inc.	12,692	214,935
Mitsubishi HC Capital, Inc.	57,342	283,644
Mitsubishi Heavy Industries Ltd.	26,834	620,287
Mitsubishi UFJ Financial Group, Inc.	1,009,586	5,484,572
Mitsui & Co. Ltd.	127,761	3,024,925
Mitsui Chemicals, Inc.	15,942	428,243
Mitsui Fudosan Co. Ltd.	75,365	1,492,821
Miura Co. Ltd.	7,608	261,912
Mizuho Financial Group, Inc.	199,132	2,532,645
MonotaRO Co. Ltd.	19,455	350,606
MS&AD Insurance Group Holdings, Inc.	36,334	1,121,006
Murata Manufacturing Co. Ltd.	47,405	3,773,690
NEC Corp.	19,932	920,098
Nexon Co. Ltd.	39,397	761,705
NGK Insulators Ltd.	21,889	369,923
Nidec Corp.	36,907	4,337,848
Nihon M&A Center Holdings, Inc.	24,082	590,588
Nintendo Co. Ltd.	9,210	4,295,545
Nippon Building Fund, Inc. (REIT) (x)	119	693,124
Nippon Electric Glass Co. Ltd.	2	41
Nippon Express Co. Ltd. (r)	6,603	391,197
Nippon Paint Holdings Co. Ltd. (x)	57,454	626,335
Nippon Prologis REIT, Inc. (REIT)	168	594,419
Nippon Sanso Holdings Corp.	13,434	293,486
Nippon Shinyaku Co. Ltd.	4,019	279,859
Nippon Steel Corp.	70,831	1,156,707
Nippon Telegraph & Telephone Corp.	106,286	2,910,553
Nippon Yusen KK	13,503	1,028,308
Nissan Chemical Corp.	10,028	582,344
Nissan Motor Co. Ltd.*	193,027	932,665
Nisshin Seifun Group, Inc.	16,515	238,041
Nissin Foods Holdings Co. Ltd.	5,180	377,816
Nitori Holdings Co. Ltd.	6,654	996,394
Nitto Denko Corp.	11,387	880,035
Nomura Holdings, Inc.	254,267	1,108,978
Nomura Real Estate Holdings, Inc.	9,571	220,242
Nomura Real Estate Master Fund, Inc. (REIT)	369	519,032
Nomura Research Institute Ltd.	27,738	1,190,012
NTT Data Corp.	52,666	1,129,048
Obayashi Corp.	50,339	389,479
Obic Co. Ltd.	5,838	1,096,243
Odakyu Electric Railway Co. Ltd.	25,219	468,293
Oji Holdings Corp.	65,335	316,366
Olympus Corp.	90,562	2,085,926
Omron Corp.	15,442	1,538,428
Ono Pharmaceutical Co. Ltd.	29,847	741,050
Open House Group Co. Ltd.	6,843	358,123
Oracle Corp.	3,249	246,860
Oriental Land Co. Ltd.	16,629	2,803,786
ORIX Corp.	100,704	2,055,139
Orix JREIT, Inc. (REIT)	234	365,759
Osaka Gas Co. Ltd.	30,976	511,913
Otsuka Corp. (x)	9,606	458,463
Otsuka Holdings Co. Ltd. (x)	32,022	1,160,564
Pan Pacific International Holdings Corp.	35,324	487,344
Panasonic Corp.	180,514	1,985,136
Persol Holdings Co. Ltd.	14,434	419,104
Pola Orbis Holdings, Inc. (x)	8,815	146,904
Rakuten Group, Inc.	73,303	735,388
Recruit Holdings Co. Ltd.	112,106	6,794,776
Renesas Electronics Corp.*	104,809	1,296,559
Resona Holdings, Inc.	175,833	683,888
Ricoh Co. Ltd.	57,416	534,578
Rinnai Corp.	2,964	267,463
Rohm Co. Ltd.	6,935	631,222
Ryohin Keikaku Co. Ltd.	21,458	327,196
Santen Pharmaceutical Co. Ltd.	28,442	347,891
SBI Holdings, Inc.	19,945	543,576
SCSK Corp.	13,136	261,395
Secom Co. Ltd.	17,410	1,208,696
Seiko Epson Corp.	24,294	437,389
Sekisui Chemical Co. Ltd.	29,717	496,532
Sekisui House Ltd.	50,117	1,075,710
Seven & i Holdings Co. Ltd.	62,215	2,734,583
SG Holdings Co. Ltd.	26,857	628,757
Sharp Corp.	17,076	196,100
Shimadzu Corp.	20,096	848,179
Shimano, Inc.	6,097	1,625,089
Shimizu Corp.	44,374	275,047
Shin-Etsu Chemical Co. Ltd.	29,302	5,074,292
Shionogi & Co. Ltd.	21,794	1,539,392
Shiseido Co. Ltd.	33,401	1,862,419
Shizuoka Bank Ltd. (The)	37,996	271,518
SMC Corp.	4,716	3,181,035
SoftBank Corp.	237,267	3,000,129
SoftBank Group Corp.	99,593	4,704,758

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Sohgo Security Services Co. Ltd.	5,301	$210,602
Sompo Holdings, Inc.	26,235	1,108,197
Sony Group Corp.	104,124	13,102,625
Square Enix Holdings Co. Ltd.	7,153	366,884
Stanley Electric Co. Ltd.	11,101	277,839
Subaru Corp.	49,678	888,356
SUMCO Corp.	24,970	509,906
Sumitomo Chemical Co. Ltd.	120,923	569,767
Sumitomo Corp.	94,217	1,392,819
Sumitomo Dainippon Pharma Co. Ltd.	16,415	189,080
Sumitomo Electric Industries Ltd.	61,759	805,074
Sumitomo Metal Mining Co. Ltd.	20,356	769,787
Sumitomo Mitsui Financial Group, Inc.	107,806	3,695,376
Sumitomo Mitsui Trust Holdings, Inc.	27,716	925,955
Sumitomo Realty & Development Co. Ltd.	26,204	770,652
Suntory Beverage & Food Ltd.	12,205	441,387
Suzuki Motor Corp.	31,115	1,198,021
Sysmex Corp.	13,976	1,889,305
T&D Holdings, Inc.	46,151	590,579
Taisei Corp.	14,896	452,591
Taisho Pharmaceutical Holdings Co. Ltd.	3,455	158,889
Takeda Pharmaceutical Co. Ltd.	130,691	3,564,093
TDK Corp.	32,586	1,271,939
Terumo Corp.	53,938	2,278,872
TIS, Inc.	18,500	550,835
Tobu Railway Co. Ltd.	14,697	335,004
Toho Co. Ltd.	9,878	422,926
Tokio Marine Holdings, Inc.	51,806	2,878,762
Tokyo Century Corp.	2,964	143,781
Tokyo Electric Power Co. Holdings, Inc.*	132,060	340,970
Tokyo Electron Ltd.	12,320	7,098,753
Tokyo Gas Co. Ltd.	30,928	554,408
Tokyu Corp.	40,920	543,560
Toppan, Inc.	22,830	427,901
Toray Industries, Inc.	115,489	684,521
Toshiba Corp.	33,409	1,373,768
Tosoh Corp.	22,218	329,513
TOTO Ltd.	12,110	556,915
Toyo Suisan Kaisha Ltd.	7,870	333,533
Toyota Industries Corp.	11,816	944,006
Toyota Motor Corp.	875,889	16,032,203
Toyota Tsusho Corp.	17,585	810,228
Trend Micro, Inc. (x)	11,266	625,834
Tsuruha Holdings, Inc.	3,193	306,448
Unicharm Corp.	32,754	1,423,431
USS Co. Ltd.	18,857	294,420
Welcia Holdings Co. Ltd.	7,703	240,405
West Japan Railway Co.	18,360	767,727
Yakult Honsha Co. Ltd.	10,823	564,531
Yamaha Corp.	11,652	574,344
Yamaha Motor Co. Ltd. (x)	25,002	599,674
Yamato Holdings Co. Ltd.	23,685	556,555
Yaskawa Electric Corp.	19,726	967,179
Yokogawa Electric Corp.	19,394	349,675
Z Holdings Corp.	224,302	1,301,392
ZOZO, Inc.	9,823	306,568

		321,823,610

Jordan (0.0%)
Hikma Pharmaceuticals plc	13,583	407,969

Luxembourg (0.2%)
ArcelorMittal SA	56,215	1,801,302
Eurofins Scientific SE	11,212	1,388,817

		3,190,119

Macau (0.1%)
Galaxy Entertainment Group Ltd.*	179,057	927,715
Sands China Ltd.*	209,168	487,139

		1,414,854

Malta (0.0%)
BGP Holdings plc (r)*	810,676	—

Netherlands (4.9%)
ABN AMRO Bank NV (CVA) (m)	35,883	527,655
Adyen NV (m)*	1,632	4,294,841
Aegon NV	146,418	732,299
Akzo Nobel NV	15,344	1,685,772
Argenx SE*	3,756	1,320,492
ASM International NV	3,861	1,708,627
ASML Holding NV	34,067	27,409,557
Euronext NV (m)	7,195	747,475
EXOR NV	9,097	817,784
Heineken Holding NV	9,529	880,377
Heineken NV	21,283	2,395,447
IMCD NV	4,785	1,060,672
ING Groep NV	321,764	4,484,591
JDE Peet’s NV	7,459	230,135
Koninklijke Ahold Delhaize NV	85,991	2,950,239
Koninklijke DSM NV	14,406	3,247,444
Koninklijke KPN NV	274,048	851,770
Koninklijke Philips NV (x)	75,279	2,808,129
NN Group NV	22,045	1,194,927
Randstad NV	10,009	684,171
Royal Dutch Shell plc, Class A	338,018	7,420,129
Royal Dutch Shell plc, Class B	303,466	6,664,112
Universal Music Group NV	60,730	1,713,317
Wolters Kluwer NV	22,143	2,611,736

		78,441,698

New Zealand (0.3%)
Auckland International Airport Ltd.*	103,111	543,779
Fisher & Paykel Healthcare Corp. Ltd.	46,849	1,051,166
Mercury NZ Ltd.	59,532	249,534
Meridian Energy Ltd.	111,633	370,819
Ryman Healthcare Ltd.	33,758	283,230
Spark New Zealand Ltd.	162,865	504,189
Xero Ltd.*	10,882	1,119,809

		4,122,526

Norway (0.5%)
Aker BP ASA	10,584	326,418
DNB Bank ASA	77,142	1,769,442
Equinor ASA	80,485	2,155,942

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Gjensidige Forsikring ASA	15,868	$385,594
Mowi ASA	37,803	895,866
Norsk Hydro ASA	110,061	868,835
Orkla ASA	62,047	622,545
Schibsted ASA, Class A	5,920	228,624
Schibsted ASA, Class B	8,561	288,719
Telenor ASA (x)	57,174	899,821

		8,441,806

Poland (0.0%)
InPost SA*	16,938	204,371

Portugal (0.1%)
Banco Espirito Santo SA (Registered) (r)*	106,365	—
EDP - Energias de Portugal SA	232,557	1,279,350
Galp Energia SGPS SA	43,654	423,444
Jeronimo Martins SGPS SA	22,241	508,960

		2,211,754

Russia (0.1%)
Coca-Cola HBC AG*	16,077	555,994
Evraz plc	41,496	337,900

		893,894

Saudi Arabia (0.1%)
Delivery Hero SE (m)*	13,322	1,486,375

Singapore (1.1%)
Ascendas REIT (REIT)	267,730	586,081
CapitaLand Integrated Commercial Trust (REIT)	414,144	626,932
Capitaland Investment Ltd.*	224,108	567,088
City Developments Ltd.	33,764	170,624
DBS Group Holdings Ltd.	149,368	3,620,035
Genting Singapore Ltd.	504,696	290,249
Keppel Corp. Ltd.	124,884	474,478
Mapletree Commercial Trust (REIT) (r)	172,802	256,459
Mapletree Logistics Trust (REIT)	255,879	360,767
Oversea-Chinese Banking Corp. Ltd.	282,476	2,389,601
Singapore Airlines Ltd.*	102,615	379,971
Singapore Exchange Ltd.	63,608	438,969
Singapore Technologies Engineering Ltd.	129,635	361,700
Singapore Telecommunications Ltd.	676,333	1,164,361
STMicroelectronics NV	55,958	2,763,024
United Overseas Bank Ltd.	97,285	1,941,946
UOL Group Ltd.	37,759	198,658
Venture Corp. Ltd.	23,777	323,061

		16,914,004

South Africa (0.3%)
Anglo American plc	106,505	4,347,861

Spain (2.0%)
ACS Actividades de Construccion y Servicios SA	19,561	524,909
Aena SME SA (m)*	6,033	953,358
Amadeus IT Group SA*	37,068	2,516,922
Banco Bilbao Vizcaya Argentaria SA	549,557	3,284,771
Banco Santander SA	1,429,190	4,784,584
CaixaBank SA	367,982	1,011,339
Cellnex Telecom SA (m)	41,679	2,428,570
EDP Renovaveis SA	22,960	572,465
Enagas SA (x)	21,328	495,351
Endesa SA	25,433	584,900
Ferrovial SA	40,985	1,285,989
Grifols SA	25,160	483,379
Iberdrola SA	472,215	5,596,591
Industria de Diseno Textil SA	89,905	2,920,241
Naturgy Energy Group SA	16,559	539,745
Red Electrica Corp. SA	34,550	748,352
Repsol SA	118,281	1,405,342
Siemens Gamesa Renewable Energy SA*	20,449	490,535
Telefonica SA*	16,039	70,339
Telefonica SA (x)	417,112	1,829,245

		32,526,927

Sweden (3.4%)
Alfa Laval AB	26,021	1,049,341
Assa Abloy AB, Class B	82,096	2,509,342
Atlas Copco AB, Class A	55,346	3,832,975
Atlas Copco AB, Class B	32,128	1,892,225
Boliden AB	22,226	860,882
Electrolux AB, Class B	19,835	481,816
Embracer Group AB*	41,162	439,626
Epiroc AB, Class A	55,263	1,401,726
Epiroc AB, Class B	31,278	663,553
EQT AB	24,286	1,325,004
Essity AB, Class B	49,793	1,627,770
Evolution AB (m)	14,118	2,009,536
Fastighets AB Balder, Class B*	8,567	617,956
Getinge AB, Class B	19,207	839,809
H & M Hennes & Mauritz AB, Class B	60,681	1,195,865
Hexagon AB, Class B	164,246	2,611,046
Husqvarna AB, Class B	36,239	580,910
Industrivarden AB, Class C	12,600	396,147
Industrivarden AB, Class A	11,649	371,790
Investment AB Latour, Class B	11,654	475,513
Investor AB, Class A	41,875	1,105,705
Investor AB, Class B	150,447	3,791,893
Kinnevik AB, Class B (x)*	19,846	708,848
L E Lundbergforetagen AB, Class B	6,175	347,148
Lifco AB, Class B	19,573	586,354
Lundin Energy AB	16,439	590,343
Nibe Industrier AB, Class B	116,474	1,762,668
Sagax AB, Class B	13,523	456,443
Sandvik AB	92,884	2,596,501
Securitas AB, Class B	24,673	340,352
Sinch AB (m)*	40,824	520,002
Skandinaviska Enskilda Banken AB, Class A	132,949	1,851,622
Skanska AB, Class B	28,692	743,638
SKF AB, Class B	30,847	732,242
Svenska Cellulosa AB SCA, Class B	51,198	910,790
Svenska Handelsbanken AB, Class A	121,679	1,317,756
Swedbank AB, Class A	74,336	1,498,040

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Swedish Match AB	127,925	$1,019,583
Tele2 AB, Class B	40,430	577,622
Telefonaktiebolaget LM Ericsson, Class B	240,561	2,656,601
Telia Co. AB	220,818	865,193
Volvo AB, Class A	17,426	409,992
Volvo AB, Class B	117,827	2,733,719

		53,305,887

Switzerland (9.2%)
ABB Ltd. (Registered)	135,374	5,184,979
Adecco Group AG (Registered)	12,517	640,136
Alcon, Inc.	41,185	3,649,338
Bachem Holding AG (Registered), Class B	521	409,390
Baloise Holding AG (Registered)	3,931	643,231
Barry Callebaut AG (Registered)	290	705,268
Chocoladefabriken Lindt & Spruengli AG	87	1,205,893
Chocoladefabriken Lindt & Spruengli AG (Registered)	9	1,206,980
Cie Financiere Richemont SA (Registered)	43,023	6,466,198
Clariant AG (Registered)*	16,841	351,162
Credit Suisse Group AG (Registered)	214,230	2,085,874
EMS-Chemie Holding AG (Registered)	564	631,962
Geberit AG (Registered)	2,950	2,412,577
Givaudan SA (Registered)	762	4,007,357
Holcim Ltd.*	43,144	2,202,181
Julius Baer Group Ltd.	18,246	1,225,077
Kuehne + Nagel International AG (Registered)	4,399	1,421,275
Logitech International SA (Registered)	14,338	1,209,729
Lonza Group AG (Registered)	6,138	5,130,269
Nestle SA (Registered)	232,008	32,448,529
Novartis AG (Registered)	180,578	15,909,572
Partners Group Holding AG	1,871	3,105,671
Roche Holding AG	57,904	24,090,657
Roche Holding AG CHF 1	2,672	1,198,764
Schindler Holding AG	3,409	918,470
Schindler Holding AG (Registered)	1,762	472,600
SGS SA (Registered)	504	1,685,347
Sika AG (Registered)	11,686	4,876,006
Sonova Holding AG (Registered)	4,476	1,757,586
Straumann Holding AG (Registered)	855	1,817,532
Swatch Group AG (The)	2,414	739,142
Swatch Group AG (The) (Registered)	4,308	252,703
Swiss Life Holding AG (Registered)	2,605	1,598,107
Swiss Prime Site AG (Registered)	6,314	621,214
Swisscom AG (Registered)	2,172	1,226,636
Temenos AG (Registered)	5,678	785,461
UBS Group AG (Registered)	289,891	5,223,892
VAT Group AG (m)	2,267	1,130,514
Vifor Pharma AG	4,083	727,027
Zurich Insurance Group AG	12,401	5,449,254

		146,823,560

Taiwan (0.2%)
Sea Ltd. (ADR)*	11,315	2,531,279

United Arab Emirates (0.0%)
NMC Health plc (r)*	3,282	—

United Kingdom (10.8%)
3i Group plc	80,942	1,587,511
abrdn plc	171,111	557,942
Admiral Group plc	15,881	678,620
Ashtead Group plc	36,878	2,966,022
Associated British Foods plc	28,908	785,699
AstraZeneca plc	127,677	14,997,077
Auto Trader Group plc (m)	78,830	789,583
AVEVA Group plc	10,099	465,310
Aviva plc	325,066	1,805,732
BAE Systems plc	268,036	1,994,675
Barclays plc	1,395,114	3,531,227
Barratt Developments plc	85,877	869,466
Berkeley Group Holdings plc	9,244	597,458
BP plc	1,658,328	7,418,502
British American Tobacco plc	179,664	6,647,440
British Land Co. plc (The) (REIT)	69,673	500,764
BT Group plc	723,205	1,659,715
Bunzl plc	28,368	1,107,768
Burberry Group plc	33,055	813,178
CK Hutchison Holdings Ltd.	218,217	1,407,662
CNH Industrial NV	83,632	1,625,321
Coca-Cola Europacific Partners plc	16,487	922,118
Compass Group plc*	147,037	3,285,852
Croda International plc	11,654	1,596,356
DCC plc	8,432	690,495
Diageo plc	192,362	10,508,597
Entain plc*	47,980	1,092,996
Experian plc	75,986	3,735,543
GlaxoSmithKline plc	414,707	9,018,274
Halma plc	30,953	1,340,686
Hargreaves Lansdown plc	29,175	535,087
HSBC Holdings plc	1,683,496	10,223,370
Imperial Brands plc	77,484	1,695,360
Informa plc*	121,726	851,162
InterContinental Hotels Group plc*	15,439	999,107
Intertek Group plc	13,130	1,000,570
J Sainsbury plc	140,643	525,033
JD Sports Fashion plc	203,242	599,164
Johnson Matthey plc	15,940	441,436
Just Eat Takeaway.com NV (m)*	14,705	811,467
Kingfisher plc	177,790	814,111
Land Securities Group plc (REIT)	56,302	591,676
Legal & General Group plc	495,409	1,994,919
Lloyds Banking Group plc	5,849,950	3,784,900
London Stock Exchange Group plc	27,112	2,543,133
M&G plc	209,173	564,837
Melrose Industries plc	354,814	767,933
National Grid plc	298,503	4,282,003
NatWest Group plc	474,080	1,448,297
Next plc	10,782	1,189,409
Ocado Group plc*	39,818	904,369
Pearson plc	63,988	531,098
Persimmon plc	26,374	1,019,550

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Phoenix Group Holdings plc	52,083	$460,486
Prudential plc	215,575	3,718,883
Reckitt Benckiser Group plc	58,866	5,053,183
RELX plc (London Stock Exchange)	67,223	2,185,572
RELX plc (Turquoise Stock Exchange)	92,157	2,992,340
Rentokil Initial plc	151,807	1,199,994
Rolls-Royce Holdings plc*	699,490	1,163,421
Sage Group plc (The)	87,338	1,007,913
Schroders plc	10,587	510,149
Segro plc (REIT)	98,872	1,922,442
Severn Trent plc	20,258	808,074
Smith & Nephew plc	72,995	1,278,009
Smiths Group plc	33,219	710,200
Spirax-Sarco Engineering plc	5,950	1,292,606
SSE plc	85,745	1,913,832
St James’s Place plc	45,322	1,032,753
Standard Chartered plc	216,544	1,314,274
Taylor Wimpey plc	301,816	716,958
Tesco plc	634,396	2,489,333
Unilever plc (Cboe Europe)	138,922	7,442,346
Unilever plc (London Stock Exchange)	74,965	4,003,454
United Utilities Group plc	57,185	842,916
Vodafone Group plc	2,277,151	3,460,120
Whitbread plc*	16,985	688,552
WPP plc	97,350	1,475,144

		172,798,534

United States (1.4%)
CyberArk Software Ltd.*	3,379	585,513
Ferguson plc	18,274	3,241,492
Fiverr International Ltd.*	2,455	279,134
Inmode Ltd.*	4,169	294,248
James Hardie Industries plc (CHDI)	36,601	1,472,587
QIAGEN NV*	19,120	1,066,420
Schneider Electric SE	44,555	8,748,183
Stellantis NV (Euronext Paris)	92,875	1,763,502
Stellantis NV (Italian Stock Exchange)	74,890	1,422,686
Swiss Re AG	24,860	2,462,537
Tenaris SA	40,653	426,270

		21,762,572

Total Common Stocks (89.5%) (Cost $965,823,247)		1,426,631,244

SHORT-TERM INVESTMENTS:
Investment Company (0.3%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	4,000,000	4,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.5%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $300,004, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $306,054. (xx)	$300,000	300,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $5,028,159, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $5,128,714. (xx)	5,028,151	5,028,151
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $1,000,005, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $1,020,410. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $500,526, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $556,161. (xx)	500,500	500,500
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $1,200,014, collateralized by various Common Stocks; total market value $1,326,438. (xx)	1,200,000	1,200,000

Total Repurchase Agreements		8,028,651

Total Short-Term Investments (0.8%) (Cost $12,028,651)		12,028,651

Total Investments in Securities (90.3%) (Cost $977,851,898)		1,438,659,895
Other Assets Less Liabilities (9.7%)		155,300,598

Net Assets (100%)		$1,593,960,493

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $27,099,341 or 1.7% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $24,027,993. This was collateralized by $13,422,926 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $12,028,651 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	— Dutch Certification
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
REIT	— Real Estate Investment Trust
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Insurance
AXA SA**	159,524	4,232,063	—	(483,230)	29,912	976,924	4,755,669	254,442	—

**	Not affiliated at December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,326	3/2022	EUR	64,726,286	1,556,086
FTSE 100 Index	405	3/2022	GBP	40,149,271	355,941
MSCI EAFE E-Mini Index	35	3/2022	USD	4,063,150	11,343
SPI 200 Index	119	3/2022	AUD	15,902,297	128,337
TOPIX Index	230	3/2022	JPY	39,829,610	501,631

					2,553,338

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	533,270	GBP	393,976	HSBC Bank plc	1/5/2022	4
AUD	17,438,781	USD	12,417,720	HSBC Bank plc	3/18/2022	272,244
GBP	22,006,160	USD	29,139,589	HSBC Bank plc	3/18/2022	637,239

Total unrealized appreciation						909,487

JPY	2,901,115,562	USD	25,554,388	HSBC Bank plc	3/18/2022	(318,300)
USD	52,081,639	EUR	46,186,201	HSBC Bank plc	3/18/2022	(580,396)

Total unrealized depreciation						(898,696)

Net unrealized appreciation						10,791

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 1,015,661, CAD 1,649, CHF 44,116, DKK 49,360, EUR 107,598,095, GBP 4,563,226, HKD 119,301, ILS 101,054, JPY 8,549,585, NOK 44,286, NZD 142,134, SEK 44,204 and SGD 113,073.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)		Total
Assets:
Common Stocks
Australia	$—	$111,510,208	$—		$111,510,208
Austria	—	4,366,074	—		4,366,074
Belgium	—	11,333,687	—		11,333,687
Brazil	—	680,647	—		680,647
Chile	—	582,452	—		582,452
China	190,996	9,520,806	—		9,711,802
Denmark	—	38,611,479	—		38,611,479
Finland	—	18,070,354	—		18,070,354
France	—	151,966,282	—		151,966,282
Germany	—	124,044,101	—		124,044,101
Hong Kong	1,631,236	31,922,001	—		33,553,237
Ireland	—	9,939,267	—		9,939,267
Israel	3,072,865	6,154,101	—		9,226,966
Italy	—	29,385,088	—		29,385,088
Japan	—	321,432,413	391,197		321,823,610
Jordan	—	407,969	—		407,969
Luxembourg	—	3,190,119	—		3,190,119
Macau	—	1,414,854	—		1,414,854
Malta	—	—	—	(b)	—	(b)
Netherlands	—	78,441,698	—		78,441,698
New Zealand	—	4,122,526	—		4,122,526
Norway	—	8,441,806	—		8,441,806
Poland	—	204,371	—		204,371
Portugal	—	2,211,754	—	(b)	2,211,754
Russia	—	893,894	—		893,894
Saudi Arabia	—	1,486,375	—		1,486,375
Singapore	—	16,657,545	256,459		16,914,004
South Africa	—	4,347,861	—		4,347,861
Spain	—	32,526,927	—		32,526,927
Sweden	—	53,305,887	—		53,305,887
Switzerland	—	146,823,560	—		146,823,560
Taiwan	2,531,279	—	—		2,531,279
United Arab Emirates	—	—	—	(b)	—	(b)
United Kingdom	922,118	171,876,416	—		172,798,534
United States	1,158,895	20,603,677	—		21,762,572
Forward Currency Contracts	—	909,487	—		909,487
Futures	2,553,338	—	—		2,553,338
Short-Term Investments
Investment Company	4,000,000	—	—		4,000,000
Repurchase Agreements	—	8,028,651	—		8,028,651

Total Assets	$16,060,727	$1,425,414,337	$647,656		$1,442,122,720

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total

Liabilities:
Forward Currency Contracts	$—	$(898,696)	$—	$(898,696)

Total Liabilities	$—	$(898,696)	$—	$(898,696)

Total	$16,060,727	$1,424,515,641	$647,656	$1,441,224,024

(a)	Securities with a market value of $647,656 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$909,487
Equity contracts	Receivables, Net assets – Unrealized appreciation	2,553,338 *

Total		$3,462,825

	Liability Derivatives
Foreign exchange contracts	Payables	$(898,696)

Total		$(898,696)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$908,082	$908,082
Equity contracts	26,897,769	—	26,897,769

Total	$26,897,769	$908,082	$27,805,851

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(923,865)	$(923,865)
Equity contracts	1,246,740	—	1,246,740

Total	$1,246,740	$(923,865)	$322,875

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $127,769,000 and futures contracts with an average notional balance of approximately $156,492,000 respectively, during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$909,487	$(898,696)	$—	$10,791

Total	$909,487	$(898,696)	$—	$10,791

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$898,696	$(898,696)	$—	$—

Total	$898,696	$(898,696)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 9%)*	$42,377,904
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$189,240,418

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$621,528,186
Aggregate gross unrealized depreciation	(186,480,447)

Net unrealized appreciation	$435,047,739

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,006,176,285

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $969,823,247)	$1,430,631,244
Repurchase Agreements (Cost $8,028,651)	8,028,651
Cash	3,666,443
Foreign cash (Cost $120,299,945)	122,385,744
Cash held as collateral at broker for futures	11,294,950
Receivable for securities sold	38,433,976
Dividends, interest and other receivables	5,211,381
Unrealized appreciation on forward foreign currency contracts	909,487
Receivable for Portfolio shares sold	18,850
Securities lending income receivable	4,836
Other assets	84,372

Total assets	1,620,669,934

LIABILITIES
Payable for securities purchased	12,353,993
Payable for return of collateral on securities loaned	12,028,651
Unrealized depreciation on forward foreign currency contracts	898,696
Investment management fees payable	597,625
Due to broker for futures variation margin	371,037
Administrative fees payable	156,464
Payable for Portfolio shares redeemed	120,991
Accrued expenses	181,984

Total liabilities	26,709,441

NET ASSETS	$1,593,960,493

Net assets were comprised of:
Paid in capital	$1,217,549,152
Total distributable earnings (loss)	376,411,341

Net assets	$1,593,960,493

Class K
Net asset value, offering and redemption price per share, $1,593,960,493 / 142,515,797 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.18

(x)	Includes value of securities on loan of $24,027,993.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($254,442 of dividend income received from affiliates) (net of $3,548,720 foreign withholding tax)	$37,639,582
Income from non-cash dividends	5,363,030
Securities lending (net)	228,864

Total income	43,231,476

EXPENSES
Investment management fees	7,360,006
Administrative fees	1,935,118
Interest expense	1,051,094
Custodian fees	349,800
Professional fees	142,750
Printing and mailing expenses	72,762
Trustees’ fees	46,578
Miscellaneous	105,798

Total expenses	11,063,906

NET INVESTMENT INCOME (LOSS)	32,167,570

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($29,912 realized gain (loss) from affiliates)	43,291,754
Futures contracts	26,897,769
Forward foreign currency contracts	908,082
Foreign currency transactions	212,314

Net realized gain (loss)	71,309,919

Change in unrealized appreciation (depreciation) on:
Investments in securities ($976,924 of change in unrealized appreciation (depreciation) from affiliates)	76,180,035
Futures contracts	1,246,740
Forward foreign currency contracts	(923,865)
Foreign currency translations	(9,541,737)

Net change in unrealized appreciation (depreciation)	66,961,173

NET REALIZED AND UNREALIZED GAIN (LOSS)	138,271,092

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$170,438,662

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,167,570	$24,357,146
Net realized gain (loss)	71,309,919	(2,430,839)
Net change in unrealized appreciation (depreciation)	66,961,173	84,906,230

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	170,438,662	106,832,537

Distributions to shareholders:
Class K	(137,683,813)	(60,146,717)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 204,486 and 15,927,078 shares, respectively ]	2,398,419	136,672,781
Capital shares issued in reinvestment of dividends and distributions [ 12,416,494 and 5,637,749 shares, respectively ]	137,683,813	60,146,717
Capital shares repurchased [ (17,563,268) and (33,429,500) shares, respectively ]	(205,578,227)	(333,184,273)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(65,495,995)	(136,364,775)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(32,741,146)	(89,678,955)
NET ASSETS:
Beginning of year	1,626,701,639	1,716,380,594

End of year	$1,593,960,493	$1,626,701,639

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class K	2021		2020		2019	2018	2017
Net asset value, beginning of year	$11.03		$10.77		$9.17	$11.08	$9.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	(cc)	0.16	(aa)	0.25	0.24	0.21
Net realized and unrealized gain (loss)	0.96		0.52		1.73	(1.80)	2.02

Total from investment operations	1.19		0.68		1.98	(1.56)	2.23

Less distributions:
Dividends from net investment income	(0.32)		(0.22)		(0.28)	(0.23)	(0.25)
Distributions from net realized gains	(0.72)		(0.20)		(0.10)	(0.12)	(0.01)

Total dividends and distributions	(1.04)		(0.42)		(0.38)	(0.35)	(0.26)

Net asset value, end of year	$11.18		$11.03		$10.77	$9.17	$11.08

Total return	10.94%		6.43%		21.62%	(14.18)%	24.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,593,960		$1,626,702		$1,716,381	$1,434,531	$1,699,057
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.68	%**	0.63	%**	0.62%	0.64%	0.64%
Before waivers and reimbursements (f)	0.68	%**	0.63	%**	0.62%	0.64%	0.64%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.97	%(dd)	1.61	%(bb)	2.46%	2.22%	2.08%
Before waivers and reimbursements (f)	1.97	%(dd)	1.61	%(bb)	2.46%	2.22%	2.08%
Portfolio turnover rate^	3%		10%		9%	10%	3%
**	Includes Interest Expense of 0.06% and 0.03% for periods ended December 31, 2021 and 2020, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amount would be $0.15.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratio for Class K would have been 0.14% lower.
(cc)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amount would be $0.19.
(dd)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for class K would have been 0.33% lower.

See Notes to Financial Statements.

EQ/500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	27.63%	17.09%	15.30%
Portfolio – Class K Shares	27.92	17.38	15.58
S&P 500® Index	28.71	18.47	16.55

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 27.63% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 28.71% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance were Information Technology, Consumer Discretionary, Health Care, Consumer Staples and Industrials.

•	The stocks that contributed most to performance were Microsoft, Apple, Alphabet A-Shares, Alphabet C-Shares and JPMorgan Chase

What hurt performance during the year:

•	No sector detracted from performance.

•	The stocks that detracted most from performance were Disney, Paypal, Moderna, Global Payments and Activision Blizzard.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	26.6%
Health Care	12.1
Consumer Discretionary	11.4
Financials	9.8
Communication Services	9.3
Industrials	7.1
Consumer Staples	5.4
Investment Company	3.9
Real Estate	2.5
Energy	2.4
Materials	2.3
Utilities	2.3
Repurchase Agreements	0.0 #
Cash and Other	4.9

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

EQ/500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,112.40	$4.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.28	3.97
Class K
Actual	1,000.00	1,113.50	2.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.54	2.70

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.78% and 0.53%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.3%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc.	1,722,828	$42,381,569
Lumen Technologies, Inc.	206,397	2,590,282
Verizon Communications, Inc.	997,284	51,818,877

		96,790,728

Entertainment (1.5%)
Activision Blizzard, Inc.	186,273	12,392,743
Electronic Arts, Inc.	68,598	9,048,076
Live Nation Entertainment, Inc.*	32,304	3,866,466
Netflix, Inc.*	106,480	64,147,811
Take-Two Interactive Software, Inc.*	27,674	4,918,223
Walt Disney Co. (The)*	437,123	67,705,981

		162,079,300

Interactive Media & Services (5.8%)
Alphabet, Inc., Class A*	72,247	209,302,449
Alphabet, Inc., Class C*	67,155	194,319,036
Match Group, Inc.*	68,183	9,017,202
Meta Platforms, Inc., Class A*	568,322	191,155,105
Twitter, Inc.*	190,613	8,238,294

		612,032,086

Media (0.9%)
Charter Communications, Inc., Class A*	29,712	19,371,333
Comcast Corp., Class A	1,097,048	55,214,426
Discovery, Inc., Class A (x)*	42,927	1,010,501
Discovery, Inc., Class C*	75,421	1,727,141
DISH Network Corp., Class A*	58,704	1,904,358
Fox Corp., Class A	74,389	2,744,954
Fox Corp., Class B	33,308	1,141,465
Interpublic Group of Cos., Inc. (The)	99,473	3,725,264
News Corp., Class A	101,382	2,261,832
News Corp., Class B	31,926	718,335
Omnicom Group, Inc.	50,887	3,728,490
ViacomCBS, Inc.	139,671	4,215,271

		97,763,370

Wireless Telecommunication Services (0.2%)
T-Mobile US, Inc.*	140,407	16,284,404

Total Communication Services		984,949,888

Consumer Discretionary (11.4%)
Auto Components (0.1%)
Aptiv plc*	64,791	10,687,275
BorgWarner, Inc.	56,712	2,556,010

		13,243,285

Automobiles (2.3%)
Ford Motor Co.	939,835	19,520,373
General Motors Co.*	347,709	20,386,179
Tesla, Inc.*	195,372	206,465,222

		246,371,774

Distributors (0.1%)
Genuine Parts Co.	34,302	4,809,141
LKQ Corp.	61,667	3,701,870
Pool Corp.	9,510	5,382,660

		13,893,671

Hotels, Restaurants & Leisure (1.8%)
Booking Holdings, Inc.*	9,834	23,594,028
Caesars Entertainment, Inc.*	51,120	4,781,253
Carnival Corp. (x)*	188,591	3,794,451
Chipotle Mexican Grill, Inc.*	6,718	11,744,743
Darden Restaurants, Inc.	31,131	4,689,574
Domino’s Pizza, Inc.	8,505	4,799,627
Expedia Group, Inc.*	35,580	6,430,017
Hilton Worldwide Holdings, Inc.*	66,749	10,412,176
Las Vegas Sands Corp.*	78,509	2,955,079
Marriott International, Inc., Class A*	65,520	10,826,525
McDonald’s Corp.	179,952	48,239,732
MGM Resorts International	95,794	4,299,235
Norwegian Cruise Line Holdings Ltd. (x)*	87,024	1,804,878
Penn National Gaming, Inc.*	41,809	2,167,797
Royal Caribbean Cruises Ltd.*	54,930	4,224,117
Starbucks Corp.	284,877	33,322,063
Wynn Resorts Ltd.*	24,225	2,060,094
Yum! Brands, Inc.	70,472	9,785,742

		189,931,131

Household Durables (0.4%)
DR Horton, Inc.	78,753	8,540,763
Garmin Ltd.	36,391	4,955,363
Lennar Corp., Class A	65,794	7,642,631
Mohawk Industries, Inc.*	13,067	2,380,546
Newell Brands, Inc.	95,029	2,075,433
NVR, Inc.*	771	4,555,739
PulteGroup, Inc.	60,901	3,481,101
Whirlpool Corp.	14,584	3,422,281

		37,053,857

Internet & Direct Marketing Retail (3.4%)
Amazon.com, Inc.*	104,752	349,278,784
eBay, Inc.	150,351	9,998,341
Etsy, Inc.*	30,675	6,715,985

		365,993,110

Leisure Products (0.0%)
Hasbro, Inc.	33,042	3,363,015

Multiline Retail (0.5%)
Dollar General Corp.	55,824	13,164,974
Dollar Tree, Inc.*	52,708	7,406,528
Target Corp.	117,215	27,128,240

		47,699,742

Specialty Retail (2.2%)
Advance Auto Parts, Inc.	14,632	3,509,924
AutoZone, Inc.*	4,979	10,437,926
Bath & Body Works, Inc.	60,999	4,257,120
Best Buy Co., Inc.	53,792	5,465,267
CarMax, Inc.*	39,025	5,082,226

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Gap, Inc. (The)	62,821	$1,108,791
Home Depot, Inc. (The)	253,471	105,193,000
Lowe’s Cos., Inc.	166,305	42,986,516
O’Reilly Automotive, Inc.*	16,042	11,329,342
Ross Stores, Inc.	85,536	9,775,054
TJX Cos., Inc. (The)	288,971	21,938,678
Tractor Supply Co.	27,225	6,495,885
Ulta Beauty, Inc.*	13,230	5,455,258

		233,034,987

Textiles, Apparel & Luxury Goods (0.6%)
NIKE, Inc., Class B	307,829	51,305,859
PVH Corp.	16,811	1,792,893
Ralph Lauren Corp.	10,629	1,263,363
Tapestry, Inc.	64,272	2,609,443
Under Armour, Inc., Class A*	43,214	915,705
Under Armour, Inc., Class C*	55,052	993,138
VF Corp.	77,454	5,671,182

		64,551,583

Total Consumer Discretionary		1,215,136,155

Consumer Staples (5.4%)
Beverages (1.3%)
Brown-Forman Corp., Class B	43,764	3,188,645
Coca-Cola Co. (The)	935,436	55,387,166
Constellation Brands, Inc., Class A	38,827	9,744,412
Molson Coors Beverage Co., Class B	43,653	2,023,316
Monster Beverage Corp.*	89,940	8,637,838
PepsiCo, Inc.	332,715	57,795,923

		136,777,300

Food & Staples Retailing (1.3%)
Costco Wholesale Corp.	106,394	60,399,874
Kroger Co. (The)	160,480	7,263,325
Sysco Corp.	122,531	9,624,810
Walgreens Boots Alliance, Inc.	171,713	8,956,550
Walmart, Inc.	340,305	49,238,730

		135,483,289

Food Products (0.8%)
Archer-Daniels-Midland Co.	133,829	9,045,502
Campbell Soup Co.	52,645	2,287,952
Conagra Brands, Inc.	113,470	3,875,001
General Mills, Inc.	143,595	9,675,431
Hershey Co. (The)	34,103	6,597,907
Hormel Foods Corp.	71,733	3,501,288
J M Smucker Co. (The)	26,642	3,618,517
Kellogg Co.	61,234	3,944,694
Kraft Heinz Co. (The)	170,511	6,121,345
Lamb Weston Holdings, Inc.	38,124	2,416,299
McCormick & Co., Inc. (Non-Voting)	58,981	5,698,154
Mondelez International, Inc., Class A	334,798	22,200,455
Tyson Foods, Inc., Class A	72,606	6,328,339

		85,310,884

Household Products (1.3%)
Church & Dwight Co., Inc.	58,811	6,028,128
Clorox Co. (The)	30,392	5,299,149
Colgate-Palmolive Co.	202,008	17,239,363
Kimberly-Clark Corp.	80,659	11,527,784
Procter & Gamble Co. (The)	581,404	95,106,066

		135,200,490

Personal Products (0.2%)
Estee Lauder Cos., Inc. (The), Class A	55,542	20,561,648

Tobacco (0.5%)
Altria Group, Inc.	441,684	20,931,405
Philip Morris International, Inc.	373,294	35,462,930

		56,394,335

Total Consumer Staples		569,727,946

Energy (2.4%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	214,729	5,166,380
Halliburton Co.	213,288	4,877,896
Schlumberger NV	334,945	10,031,603

		20,075,879

Oil, Gas & Consumable Fuels (2.2%)
APA Corp.	94,966	2,553,636
Chevron Corp.	463,201	54,356,637
ConocoPhillips	316,719	22,860,777
Coterra Energy, Inc.	194,586	3,697,134
Devon Energy Corp.	150,801	6,642,784
Diamondback Energy, Inc.	40,177	4,333,090
EOG Resources, Inc.	139,726	12,411,861
Exxon Mobil Corp.	1,018,623	62,329,541
Hess Corp.	67,271	4,980,072
Kinder Morgan, Inc.	464,539	7,367,589
Marathon Oil Corp.	176,301	2,894,862
Marathon Petroleum Corp.	147,849	9,460,858
Occidental Petroleum Corp.	218,334	6,329,503
ONEOK, Inc.	104,037	6,113,214
Phillips 66	104,150	7,546,709
Pioneer Natural Resources Co.	54,756	9,959,021
Valero Energy Corp.	97,356	7,312,409
Williams Cos., Inc. (The)	290,657	7,568,708

		238,718,405

Total Energy		258,794,284

Financials (9.8%)
Banks (3.6%)
Bank of America Corp.	1,729,743	76,956,266
Citigroup, Inc.	476,572	28,780,183
Citizens Financial Group, Inc.	98,319	4,645,573
Comerica, Inc.	31,654	2,753,898
Fifth Third Bancorp	161,029	7,012,813
First Republic Bank	43,616	9,007,140
Huntington Bancshares, Inc.	353,701	5,454,069
JPMorgan Chase & Co.	709,783	112,394,138
KeyCorp	217,558	5,032,117
M&T Bank Corp.	31,488	4,835,927
People’s United Financial, Inc.	106,641	1,900,343
PNC Financial Services Group, Inc. (The)‡	101,792	20,411,332

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Regions Financial Corp.	227,105	$4,950,889
Signature Bank	14,562	4,710,370
SVB Financial Group*	14,051	9,529,950
Truist Financial Corp.	319,712	18,719,138
US Bancorp	323,150	18,151,335
Wells Fargo & Co.	957,636	45,947,375
Zions Bancorp NA	38,038	2,402,480

		383,595,336

Capital Markets (2.7%)
Ameriprise Financial, Inc.	26,572	8,015,710
Bank of New York Mellon Corp. (The)	182,475	10,598,148
BlackRock, Inc.‡	34,267	31,373,494
Cboe Global Markets, Inc.	25,363	3,307,335
Charles Schwab Corp. (The)	363,154	30,541,251
CME Group, Inc.	86,018	19,651,672
FactSet Research Systems, Inc.	9,041	4,394,016
Franklin Resources, Inc.	62,805	2,103,340
Goldman Sachs Group, Inc. (The)	81,530	31,189,302
Intercontinental Exchange, Inc.	134,744	18,428,937
Invesco Ltd.	83,713	1,927,073
MarketAxess Holdings, Inc.	9,605	3,950,248
Moody’s Corp.	38,800	15,154,504
Morgan Stanley	344,779	33,843,507
MSCI, Inc.	19,746	12,098,177
Nasdaq, Inc.	28,033	5,887,210
Northern Trust Corp.	51,319	6,138,266
Raymond James Financial, Inc.	43,515	4,368,906
S&P Global, Inc.	57,723	27,241,215
State Street Corp.	87,815	8,166,795
T. Rowe Price Group, Inc.	54,355	10,688,367

		289,067,473

Consumer Finance (0.5%)
American Express Co.	150,684	24,651,902
Capital One Financial Corp.	102,224	14,831,680
Discover Financial Services	70,390	8,134,269
Synchrony Financial	130,305	6,044,849

		53,662,700

Diversified Financial Services (1.3%)
Berkshire Hathaway, Inc., Class B*	439,851	131,515,449

Insurance (1.7%)
Aflac, Inc.	146,290	8,541,873
Allstate Corp. (The)	68,853	8,100,555
American International Group, Inc.	199,418	11,338,908
Aon plc, Class A	52,918	15,905,034
Arthur J Gallagher & Co.	50,648	8,593,446
Assurant, Inc.	13,339	2,079,017
Brown & Brown, Inc.	57,308	4,027,606
Chubb Ltd.	103,453	19,998,499
Cincinnati Financial Corp.	35,595	4,055,338
Everest Re Group Ltd.	9,739	2,667,707
Globe Life, Inc.	20,666	1,936,818
Hartford Financial Services Group, Inc. (The)	80,889	5,584,577
Lincoln National Corp.	40,538	2,767,124
Loews Corp.	48,161	2,781,779
Marsh & McLennan Cos., Inc.	121,344	21,092,014
MetLife, Inc.	169,376	10,584,306
Principal Financial Group, Inc.	58,354	4,220,745
Progressive Corp. (The)	138,713	14,238,889
Prudential Financial, Inc.	90,786	9,826,677
Travelers Cos., Inc. (The)	59,358	9,285,372
W R Berkley Corp.	31,815	2,621,238
Willis Towers Watson plc	29,457	6,995,743

		177,243,265

Total Financials		1,035,084,223

Health Care (12.1%)
Biotechnology (1.6%)
AbbVie, Inc.	425,517	57,615,002
Amgen, Inc.	134,661	30,294,685
Biogen, Inc.*	35,485	8,513,561
Gilead Sciences, Inc.	300,306	21,805,219
Incyte Corp.*	47,670	3,498,978
Moderna, Inc.*	85,159	21,628,683
Regeneron Pharmaceuticals, Inc.*	25,606	16,170,701
Vertex Pharmaceuticals, Inc.*	60,768	13,344,653

		172,871,482

Health Care Equipment & Supplies (2.7%)
Abbott Laboratories	424,616	59,760,456
ABIOMED, Inc.*	11,154	4,006,182
Align Technology, Inc.*	17,600	11,566,368
Baxter International, Inc.	121,805	10,455,741
Becton Dickinson and Co.	68,786	17,298,303
Boston Scientific Corp.*	341,034	14,487,124
Cooper Cos., Inc. (The)	12,305	5,155,057
Dentsply Sirona, Inc.	53,903	3,007,249
Dexcom, Inc.*	23,406	12,567,852
Edwards Lifesciences Corp.*	151,337	19,605,708
Hologic, Inc.*	61,916	4,740,289
IDEXX Laboratories, Inc.*	20,666	13,607,734
Intuitive Surgical, Inc.*	86,271	30,997,170
Medtronic plc	324,409	33,560,111
ResMed, Inc.	34,854	9,078,770
STERIS plc	24,656	6,001,517
Stryker Corp.	80,385	21,496,557
Teleflex, Inc.	11,210	3,682,261
Zimmer Biomet Holdings, Inc.	51,650	6,561,616

		287,636,065

Health Care Providers & Services (2.5%)
AmerisourceBergen Corp.	36,589	4,862,312
Anthem, Inc.	58,398	27,069,809
Cardinal Health, Inc.	66,153	3,406,218
Centene Corp.*	137,827	11,356,945
Cigna Corp.	79,601	18,278,778
CVS Health Corp.	318,938	32,901,644
DaVita, Inc.*	16,371	1,862,365
HCA Healthcare, Inc.	57,519	14,777,781
Henry Schein, Inc.*	34,513	2,675,793
Humana, Inc.	30,496	14,145,874
Laboratory Corp. of America Holdings*	23,217	7,295,014

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
McKesson Corp.	36,507	$9,074,545
Quest Diagnostics, Inc.	29,957	5,182,861
UnitedHealth Group, Inc.	226,439	113,704,079
Universal Health Services, Inc., Class B	16,953	2,198,126

		268,792,144

Health Care Technology (0.1%)
Cerner Corp.	70,487	6,546,128

Life Sciences Tools & Services (1.8%)
Agilent Technologies, Inc.	72,679	11,603,202
Bio-Rad Laboratories, Inc., Class A*	5,148	3,889,674
Bio-Techne Corp.	9,256	4,788,499
Charles River Laboratories International, Inc.*	12,061	4,544,344
Danaher Corp.	153,076	50,363,535
Illumina, Inc.*	37,539	14,281,337
IQVIA Holdings, Inc.*	45,858	12,938,376
Mettler-Toledo International, Inc.*	5,640	9,572,265
PerkinElmer, Inc.	30,310	6,094,129
Thermo Fisher Scientific, Inc.	94,672	63,168,945
Waters Corp.*	14,254	5,311,040
West Pharmaceutical Services, Inc.	17,719	8,310,388

		194,865,734

Pharmaceuticals (3.4%)
Bristol-Myers Squibb Co.	532,229	33,184,478
Catalent, Inc.*	40,526	5,188,544
Eli Lilly and Co.	191,312	52,844,201
Johnson & Johnson	632,285	108,164,995
Merck & Co., Inc.	606,302	46,466,985
Organon & Co.	63,775	1,941,949
Pfizer, Inc.	1,348,073	79,603,711
Viatris, Inc.	304,080	4,114,202
Zoetis, Inc.	113,517	27,701,553

		359,210,618

Total Health Care		1,289,922,171

Industrials (7.1%)
Aerospace & Defense (1.2%)
Boeing Co. (The)*	133,412	26,858,504
General Dynamics Corp.	55,572	11,585,095
Howmet Aerospace, Inc.	90,577	2,883,066
Huntington Ingalls Industries, Inc.	8,651	1,615,488
L3Harris Technologies, Inc.	46,565	9,929,520
Lockheed Martin Corp.	59,030	20,979,852
Northrop Grumman Corp.	35,293	13,660,861
Raytheon Technologies Corp.	357,781	30,790,633
Textron, Inc.	53,684	4,144,405
TransDigm Group, Inc.*	12,874	8,191,469

		130,638,893

Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	30,497	3,282,392
Expeditors International of Washington, Inc.	39,568	5,313,587
FedEx Corp.	58,911	15,236,741
United Parcel Service, Inc., Class B	175,817	37,684,616

		61,517,336

Airlines (0.2%)
Alaska Air Group, Inc.*	28,236	1,471,096
American Airlines Group, Inc. (x)*	153,404	2,755,136
Delta Air Lines, Inc.*	158,229	6,183,589
Southwest Airlines Co.*	140,393	6,014,436
United Airlines Holdings, Inc.*	77,510	3,393,388

		19,817,645

Building Products (0.5%)
A O Smith Corp.	33,444	2,871,168
Allegion plc	22,222	2,943,082
Carrier Global Corp.	207,659	11,263,424
Fortune Brands Home & Security, Inc.	31,060	3,320,314
Johnson Controls International plc	169,914	13,815,707
Masco Corp.	57,517	4,038,844
Trane Technologies plc	56,911	11,497,729

		49,750,268

Commercial Services & Supplies (0.4%)
Cintas Corp.	21,061	9,333,603
Copart, Inc.*	50,998	7,732,317
Republic Services, Inc.	50,862	7,092,706
Rollins, Inc.	48,494	1,658,980
Waste Management, Inc.	92,520	15,441,588

		41,259,194

Construction & Engineering (0.0%)
Quanta Services, Inc.	35,353	4,053,575

Electrical Equipment (0.5%)
AMETEK, Inc.	56,657	8,330,845
Eaton Corp. plc	96,833	16,734,679
Emerson Electric Co.	142,607	13,258,173
Generac Holdings, Inc.*	15,132	5,325,253
Rockwell Automation, Inc.	27,790	9,694,542

		53,343,492

Industrial Conglomerates (0.9%)
3M Co.	138,592	24,618,097
General Electric Co.	262,907	24,836,824
Honeywell International, Inc.	165,361	34,479,422
Roper Technologies, Inc.	25,208	12,398,807

		96,333,150

Machinery (1.4%)
Caterpillar, Inc.	129,712	26,816,659
Cummins, Inc.	34,615	7,550,916
Deere & Co.	67,990	23,313,091
Dover Corp.	34,552	6,274,643
Fortive Corp.	85,662	6,535,154
IDEX Corp.	18,203	4,301,733
Illinois Tool Works, Inc.	68,640	16,940,352
Ingersoll Rand, Inc.	99,342	6,146,290
Otis Worldwide Corp.	101,305	8,820,626
PACCAR, Inc.	82,766	7,304,927
Parker-Hannifin Corp.	30,911	9,833,407

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Pentair plc	40,790	$2,978,894
Snap-on, Inc.	12,556	2,704,311
Stanley Black & Decker, Inc.	39,032	7,362,216
Westinghouse Air Brake Technologies Corp.	44,243	4,075,223
Xylem, Inc.	43,161	5,175,867

		146,134,309

Professional Services (0.4%)
Equifax, Inc.	29,594	8,664,827
IHS Markit Ltd.	95,459	12,688,410
Jacobs Engineering Group, Inc.	30,835	4,293,157
Leidos Holdings, Inc.	34,710	3,085,719
Nielsen Holdings plc	93,897	1,925,828
Robert Half International, Inc.	28,530	3,181,666
Verisk Analytics, Inc.	38,663	8,843,388

		42,682,995

Road & Rail (0.8%)
CSX Corp.	532,075	20,006,020
JB Hunt Transport Services, Inc.	20,157	4,120,091
Norfolk Southern Corp.	58,151	17,312,134
Old Dominion Freight Line, Inc.	22,064	7,907,296
Union Pacific Corp.	154,403	38,898,748

		88,244,289

Trading Companies & Distributors (0.2%)
Fastenal Co.	136,685	8,756,041
United Rentals, Inc.*	17,923	5,955,634
WW Grainger, Inc.	10,515	5,449,293

		20,160,968

Total Industrials		753,936,114

Information Technology (26.6%)
Communications Equipment (0.9%)
Arista Networks, Inc.*	53,876	7,744,675
Cisco Systems, Inc.	1,014,224	64,271,375
F5, Inc.*	13,669	3,344,941
Juniper Networks, Inc.	78,860	2,816,090
Motorola Solutions, Inc.	40,814	11,089,164

		89,266,245

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	143,274	12,530,744
CDW Corp.	32,226	6,599,240
Corning, Inc.	189,056	7,038,555
IPG Photonics Corp.*	8,117	1,397,260
Keysight Technologies, Inc.*	45,124	9,318,557
TE Connectivity Ltd.	77,470	12,499,010
Teledyne Technologies, Inc.*	11,546	5,044,332
Trimble, Inc.*	58,645	5,113,258
Zebra Technologies Corp., Class A*	12,915	7,687,008

		67,227,964

IT Services (4.1%)
Accenture plc, Class A	151,885	62,963,927
Akamai Technologies, Inc.*	40,565	4,747,728
Automatic Data Processing, Inc.	101,334	24,986,938
Broadridge Financial Solutions, Inc.	27,824	5,086,784
Cognizant Technology Solutions Corp., Class A	127,298	11,293,879
DXC Technology Co.*	59,309	1,909,157
EPAM Systems, Inc.*	13,560	9,064,182
Fidelity National Information Services, Inc.	145,227	15,851,527
Fiserv, Inc.*	144,698	15,018,205
FleetCor Technologies, Inc.*	19,274	4,314,292
Gartner, Inc.*	19,518	6,525,258
Global Payments, Inc.	68,807	9,301,330
International Business Machines Corp.	214,682	28,694,396
Jack Henry & Associates, Inc.	17,324	2,892,935
Mastercard, Inc., Class A	207,830	74,677,476
Paychex, Inc.	76,919	10,499,443
PayPal Holdings, Inc.*	282,967	53,361,917
VeriSign, Inc.*	22,998	5,837,352
Visa, Inc., Class A	402,774	87,285,153

		434,311,879

Semiconductors & Semiconductor Equipment (5.8%)
Advanced Micro Devices, Inc.*	290,523	41,806,260
Analog Devices, Inc.	128,834	22,645,152
Applied Materials, Inc.	216,861	34,125,247
Broadcom, Inc.	98,860	65,782,433
Enphase Energy, Inc.*	32,152	5,881,887
Intel Corp.	977,409	50,336,564
KLA Corp.	36,443	15,674,499
Lam Research Corp.	33,714	24,245,423
Microchip Technology, Inc.	134,618	11,719,843
Micron Technology, Inc.	269,635	25,116,500
Monolithic Power Systems, Inc.	10,339	5,100,539
NVIDIA Corp.	600,439	176,595,114
NXP Semiconductors NV	63,504	14,464,941
Qorvo, Inc.*	25,298	3,956,354
QUALCOMM, Inc.	268,619	49,122,357
Skyworks Solutions, Inc.	40,857	6,338,555
SolarEdge Technologies, Inc.*	12,614	3,539,110
Teradyne, Inc.	38,627	6,316,673
Texas Instruments, Inc.	222,596	41,952,668
Xilinx, Inc.	59,272	12,567,442

		617,287,561

Software (8.7%)
Adobe, Inc.*	114,538	64,949,918
ANSYS, Inc.*	21,104	8,465,237
Autodesk, Inc.*	52,566	14,781,034
Cadence Design Systems, Inc.*	66,288	12,352,769
Ceridian HCM Holding, Inc.*	33,069	3,454,388
Citrix Systems, Inc.	28,943	2,737,718
Fortinet, Inc.*	32,468	11,668,999
Intuit, Inc.	68,243	43,895,262
Microsoft Corp.	1,803,233	606,463,323
NortonLifeLock, Inc.	133,017	3,455,782
Oracle Corp.	387,373	33,782,799
Paycom Software, Inc.*	11,986	4,976,467

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
PTC, Inc.*	24,776	$3,001,612
salesforce.com, Inc.*	235,132	59,754,095
ServiceNow, Inc.*	47,883	31,081,334
Synopsys, Inc.*	36,110	13,306,535
Tyler Technologies, Inc.*	9,664	5,198,749

		923,326,021

Technology Hardware, Storage & Peripherals (6.5%)
Apple, Inc.	3,743,394	664,714,473
Hewlett Packard Enterprise Co.	312,789	4,932,682
HP, Inc.	276,807	10,427,320
NetApp, Inc.	51,674	4,753,491
Seagate Technology Holdings plc	47,352	5,349,829
Western Digital Corp.*	74,976	4,889,185

		695,066,980

Total Information Technology		2,826,486,650

Materials (2.3%)
Chemicals (1.6%)
Air Products and Chemicals, Inc.	53,713	16,342,717
Albemarle Corp.	27,863	6,513,534
Celanese Corp.	25,413	4,270,909
CF Industries Holdings, Inc.	49,008	3,468,786
Corteva, Inc.	172,800	8,169,984
Dow, Inc.	178,335	10,115,161
DuPont de Nemours, Inc.	122,717	9,913,079
Eastman Chemical Co.	32,155	3,887,861
Ecolab, Inc.	60,203	14,123,022
FMC Corp.	29,022	3,189,228
International Flavors & Fragrances, Inc.	61,600	9,280,040
Linde plc	122,835	42,553,729
LyondellBasell Industries NV, Class A	62,459	5,760,594
Mosaic Co. (The)	88,963	3,495,356
PPG Industries, Inc.	56,851	9,803,386
Sherwin-Williams Co. (The)	58,020	20,432,323

		171,319,709

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	14,873	6,551,854
Vulcan Materials Co.	31,055	6,446,397

		12,998,251

Containers & Packaging (0.3%)
Amcor plc	369,712	4,440,241
Avery Dennison Corp.	19,576	4,239,574
Ball Corp.	77,622	7,472,670
International Paper Co.	94,429	4,436,275
Packaging Corp. of America	23,441	3,191,492
Sealed Air Corp.	33,260	2,244,052
Westrock Co.	63,856	2,832,652

		28,856,956

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.	351,623	14,673,228
Newmont Corp.	191,403	11,870,814
Nucor Corp.	67,001	7,648,164

		34,192,206

Total Materials		247,367,122

Real Estate (2.5%)
Equity Real Estate Investment Trusts (REITs) (2.4%)
Alexandria Real Estate Equities, Inc. (REIT)	34,569	7,707,504
American Tower Corp. (REIT)	110,045	32,188,163
AvalonBay Communities, Inc. (REIT)	33,661	8,502,432
Boston Properties, Inc. (REIT)	34,499	3,973,595
Crown Castle International Corp. (REIT)	103,517	21,608,139
Digital Realty Trust, Inc. (REIT)	68,552	12,124,792
Duke Realty Corp. (REIT)	93,951	6,166,944
Equinix, Inc. (REIT)	21,808	18,446,079
Equity Residential (REIT)	82,756	7,489,418
Essex Property Trust, Inc. (REIT)	15,412	5,428,569
Extra Space Storage, Inc. (REIT)	32,049	7,266,470
Federal Realty Investment Trust (REIT)	16,527	2,252,961
Healthpeak Properties, Inc. (REIT)	129,091	4,658,894
Host Hotels & Resorts, Inc. (REIT)*	168,232	2,925,554
Iron Mountain, Inc. (REIT)	71,073	3,719,250
Kimco Realty Corp. (REIT)	151,648	3,738,123
Mid-America Apartment Communities, Inc. (REIT)	27,789	6,375,908
Prologis, Inc. (REIT)	177,062	29,810,158
Public Storage (REIT)	36,408	13,636,980
Realty Income Corp. (REIT)	135,062	9,669,089
Regency Centers Corp. (REIT)	38,089	2,870,006
SBA Communications Corp. (REIT)	25,799	10,036,327
Simon Property Group, Inc. (REIT)	78,490	12,540,347
UDR, Inc. (REIT)	72,228	4,332,958
Ventas, Inc. (REIT)	94,412	4,826,341
Vornado Realty Trust (REIT)	38,082	1,594,113
Welltower, Inc. (REIT)	101,707	8,723,409
Weyerhaeuser Co. (REIT)	179,584	7,395,269

		260,007,792

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	79,763	8,655,083

Total Real Estate		268,662,875

Utilities (2.3%)
Electric Utilities (1.5%)
Alliant Energy Corp.	57,789	3,552,290
American Electric Power Co., Inc.	123,170	10,958,435
Duke Energy Corp.	184,268	19,329,713
Edison International	88,925	6,069,131
Entergy Corp.	49,458	5,571,444
Evergy, Inc.	54,182	3,717,427
Eversource Energy	84,397	7,678,439

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Exelon Corp.	234,205	$13,527,681
FirstEnergy Corp.	130,118	5,411,607
NextEra Energy, Inc.	472,975	44,156,946
NRG Energy, Inc.	60,915	2,624,218
Pinnacle West Capital Corp.	28,147	1,986,897
PPL Corp.	183,546	5,517,393
Southern Co. (The)	257,364	17,650,023
Xcel Energy, Inc.	128,615	8,707,235

		156,458,879

Gas Utilities (0.0%)
Atmos Energy Corp.	33,001	3,457,515

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	157,116	3,817,919

Multi-Utilities (0.7%)
Ameren Corp.	63,077	5,614,484
CenterPoint Energy, Inc.	154,227	4,304,476
CMS Energy Corp.	67,056	4,361,993
Consolidated Edison, Inc.	84,640	7,221,485
Dominion Energy, Inc.	193,645	15,212,751
DTE Energy Co.	46,406	5,547,373
NiSource, Inc.	87,863	2,425,897
Public Service Enterprise Group, Inc.	120,617	8,048,772
Sempra Energy	76,484	10,117,304
WEC Energy Group, Inc.	77,589	7,531,564

		70,386,099

Water Utilities (0.1%)
American Water Works Co., Inc.	44,627	8,428,255

Total Utilities		242,548,667

Total Common Stocks (91.2%) (Cost $3,331,531,744)		9,692,616,095

SHORT-TERM INVESTMENTS:
Investment Company (3.9%)
JPMorgan Prime Money Market Fund, IM Shares	418,068,515	418,235,743

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.0%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $41,109, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $41,938. (xx)	$41,108	41,108
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $970,831, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $990,246. (xx)	970,829	970,829
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $99,982, collateralized by various Common Stocks; total market value $110,515. (xx)	99,981	99,981

Total Repurchase Agreements		1,111,918

Total Short-Term Investments (3.9%) (Cost $419,459,678)		419,347,661

Total Investments in Securities (95.1%) (Cost $3,750,991,422)		10,111,963,756
Other Assets Less Liabilities (4.9%)		520,505,317

Net Assets (100%)		$10,632,469,073

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $5,588,516. This was collateralized by $4,756,277 of various U.S. Government Treasury Securities, ranging from 0.125% – 4.375%, maturing 4/15/22 – 8/15/50 and by cash of $1,111,918 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	101,792	17,280,573	—	(2,516,254)	1,382,616	4,264,397	20,411,332	521,957	—
Capital Markets
BlackRock, Inc.	34,267	28,013,069	—	(3,710,126)	1,573,602	5,496,949	31,373,494	592,106	—

Total		45,293,642	—	(6,226,380)	2,956,218	9,761,346	51,784,826	1,114,063	—

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	3,984	3/2022	USD	947,893,200	15,394,066

					15,394,066

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$984,949,888	$—	$—	$984,949,888
Consumer Discretionary	1,215,136,155	—	—	1,215,136,155
Consumer Staples	569,727,946	—	—	569,727,946
Energy	258,794,284	—	—	258,794,284
Financials	1,035,084,223	—	—	1,035,084,223
Health Care	1,289,922,171	—	—	1,289,922,171
Industrials	753,936,114	—	—	753,936,114
Information Technology	2,826,486,650	—	—	2,826,486,650
Materials	247,367,122	—	—	247,367,122
Real Estate	268,662,875	—	—	268,662,875
Utilities	242,548,667	—	—	242,548,667
Futures	15,394,066	—	—	15,394,066
Short-Term Investments
Investment Company	418,235,743	—	—	418,235,743
Repurchase Agreements	—	1,111,918	—	1,111,918

Total Assets	$10,126,245,904	$1,111,918	$—	$10,127,357,822

Total Liabilities	$—	$—	$—	$—

Total	$10,126,245,904	$1,111,918	$—	$10,127,357,822

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$15,394,066	*

Total		$15,394,066

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$256,607,185	$256,607,185

Total	$256,607,185	$256,607,185

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(5,490,353)	$(5,490,353)

Total	$(5,490,353)	$(5,490,353)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $971,385,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 49%)*	$279,590,324
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$1,413,652,172

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,580,139,927
Aggregate gross unrealized depreciation	(214,305,212)

Net unrealized appreciation	$6,365,834,715

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,761,523,107

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $14,845,066)	$51,784,826
Unaffiliated Issuers (Cost $3,735,034,438)	10,059,067,012
Repurchase Agreements (Cost $1,111,918)	1,111,918
Cash	475,364,183
Cash held as collateral at broker for futures	50,897,800
Dividends, interest and other receivables	5,841,317
Receivable for Portfolio shares sold	176,068
Securities lending income receivable	1,360
Other assets	36,655

Total assets	10,644,281,139

LIABILITIES
Investment management fees payable	3,551,755
Payable for Portfolio shares redeemed	3,144,891
Due to broker for futures variation margin	2,739,000
Payable for return of collateral on securities loaned	1,111,918
Administrative fees payable	1,045,475
Distribution fees payable – Class IB	49,902
Accrued expenses	169,125

Total liabilities	11,812,066

NET ASSETS	$10,632,469,073

Net assets were comprised of:
Paid in capital	$4,385,229,381
Total distributable earnings (loss)	6,247,239,692

Net assets	$10,632,469,073

Class IB
Net asset value, offering and redemption price per share, $238,307,563 / 7,154,922 shares outstanding (unlimited amount authorized: $0.01 par value)	$33.31

Class K
Net asset value, offering and redemption price per share, $10,394,161,510 / 308,816,597 shares outstanding (unlimited amount authorized: $0.01 par value)	$33.66

(x)	Includes value of securities on loan of $5,588,516.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($1,114,063 of dividend income received from affiliates) (net of $17,005 foreign withholding tax)	$127,605,281
Interest	63,215
Securities lending (net)	34,541

Total income	127,703,037

EXPENSES
Investment management fees	40,657,440
Administrative fees	11,965,794
Distribution fees – Class IB	581,455
Printing and mailing expenses	361,665
Professional fees	327,795
Trustees’ fees	280,841
Custodian fees	158,100
Miscellaneous	226,618

Total expenses	54,559,708

NET INVESTMENT INCOME (LOSS)	73,143,329

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($2,956,218 realized gain (loss) from affiliates)	673,391,587
Futures contracts	256,607,185
Foreign currency transactions	(5)

Net realized gain (loss)	929,998,767

Change in unrealized appreciation (depreciation) on:
Investments in securities ($9,761,346 of change in unrealized appreciation (depreciation) from affiliates)	1,490,122,825
Futures contracts	(5,490,353)

Net change in unrealized appreciation (depreciation)	1,484,632,472

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,414,631,239

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,487,774,568

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$73,143,329	$104,843,184
Net realized gain (loss)	929,998,767	590,921,288
Net change in unrealized appreciation (depreciation)	1,484,632,472	690,883,937

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,487,774,568	1,386,648,409

Distributions to shareholders:
Class IB	(23,194,709)	(20,294,651)
Class K	(1,016,736,564)	(867,797,410)

Total distributions to shareholders	(1,039,931,273)	(888,092,061)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 448,950 and 934,545 shares, respectively ]	14,465,924	24,532,203
Capital shares issued in reinvestment of dividends and distributions [ 705,071 and 722,454 shares, respectively ]	23,194,709	20,294,651
Capital shares repurchased [ (1,659,051) and (1,799,463) shares, respectively ]	(54,173,292)	(48,333,495)

Total Class IB transactions	(16,512,659)	(3,506,641)

Class K
Capital shares sold [ 8,611,475 and 39,445,500 shares, respectively ]	281,092,646	995,188,973
Capital shares issued in reinvestment of dividends and distributions [ 30,582,084 and 30,612,724 shares, respectively ]	1,016,736,564	867,797,410
Capital shares repurchased [ (49,380,620) and (88,938,086) shares, respectively ]	(1,621,999,448)	(2,329,291,252)

Total Class K transactions	(324,170,238)	(466,304,869)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(340,682,897)	(469,811,510)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,107,160,398	28,744,838
NET ASSETS:
Beginning of year	9,525,308,675	9,496,563,837

End of year	$10,632,469,073	$9,525,308,675

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$28.90	$27.26	$21.68	$23.87	$20.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.26	0.36	0.27	0.25
Net realized and unrealized gain (loss)	7.72	4.26	6.10	(1.65)	3.97

Total from investment operations	7.88	4.52	6.46	(1.38)	4.22

Less distributions:
Dividends from net investment income	(0.18)	(0.28)	(0.40)	(0.27)	(0.26)
Distributions from net realized gains	(3.29)	(2.60)	(0.48)	(0.54)	(0.49)

Total dividends and distributions	(3.47)	(2.88)	(0.88)	(0.81)	(0.75)

Net asset value, end of year	$33.31	$28.90	$27.26	$21.68	$23.87

Total return	27.63%	17.01%	29.88%	(6.04)%	20.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$238,308	$221,395	$212,697	$179,216	$218,739
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.78%	0.80%	0.81%	0.81%	0.82%
Before waivers and reimbursements (f)	0.78%	0.80%	0.81%	0.81%	0.82%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.48%	0.95%	1.41%	1.11%	1.10%
Before waivers and reimbursements (f)	0.48%	0.95%	1.41%	1.11%	1.10%
Portfolio turnover rate^	3%	6%	4%	10%	4%

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$29.17	$27.48	$21.84	$24.04	$20.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.33	0.42	0.34	0.30
Net realized and unrealized gain (loss)	7.80	4.31	6.16	(1.66)	4.01

Total from investment operations	8.04	4.64	6.58	(1.32)	4.31

Less distributions:
Dividends from net investment income	(0.26)	(0.35)	(0.46)	(0.34)	(0.32)
Distributions from net realized gains	(3.29)	(2.60)	(0.48)	(0.54)	(0.49)

Total dividends and distributions	(3.55)	(2.95)	(0.94)	(0.88)	(0.81)

Net asset value, end of year	$33.66	$29.17	$27.48	$21.84	$24.04

Total return	27.92%	17.32%	30.23%	(5.79)%	21.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,394,162	$9,303,913	$9,283,867	$7,846,963	$8,686,557
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.53%	0.55%	0.56%	0.56%	0.57%
Before waivers and reimbursements (f)	0.53%	0.55%	0.56%	0.56%	0.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.73%	1.20%	1.66%	1.37%	1.35%
Before waivers and reimbursements (f)	0.73%	1.20%	1.66%	1.37%	1.35%
Portfolio turnover rate^	3%	6%	4%	10%	4%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	23.63%	12.12%	13.11%
Portfolio – Class K Shares	24.00	12.41	13.39
S&P MidCap 400® Index	24.76	13.09	14.20

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.63% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the S&P MidCap 400® Index, which returned 24.76% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors contributed the most to performance were Industrials, Financials, Consumer Discretionary, Real Estate and Information Technology.

•	The stocks that contributed most to performance were Signature Bank, Builders 1st Source, Avis Budget, Camden Property Trust and Bio-Techne.

What hurt performance during the year:

•	The only sector that detracted was Communication Services.

•	The stocks that detracted most from performance were SunRun, Amedisys, Boston Beer Company, Haemonetics and Cable One.

Sector Weightings as of December 31, 2021	% of Net Assets
Industrials	17.2%
Consumer Discretionary	14.0
Information Technology	12.9
Financials	12.2
Real Estate	9.4
Health Care	9.0
Materials	6.0
Investment Company	5.2
Consumer Staples	3.1
Utilities	3.1
Energy	1.9
Communication Services	1.5
Repurchase Agreements	0.6
Cash and Other	3.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses

EQ/400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,056.10	$4.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.97	4.28
Class K
Actual	1,000.00	1,057.80	3.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.23	3.01

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.84% and 0.59%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.5%)
Diversified Telecommunication Services (0.2%)
Iridium Communications, Inc.*	45,237	$1,867,836

Entertainment (0.1%)
World Wrestling Entertainment, Inc., Class A	14,930	736,646

Interactive Media & Services (0.4%)
TripAdvisor, Inc.*	33,968	925,968
Yelp, Inc.*	23,142	838,666
Ziff Davis, Inc.*	16,399	1,817,993

		3,582,627

Media (0.8%)
Cable One, Inc.	1,680	2,962,596
John Wiley & Sons, Inc., Class A	14,994	858,706
New York Times Co. (The), Class A	57,113	2,758,558
TEGNA, Inc.	75,677	1,404,565

		7,984,425

Total Communication Services		14,171,534

Consumer Discretionary (14.0%)
Auto Components (1.6%)
Adient plc*	32,315	1,547,242
Dana, Inc.	48,457	1,105,789
Fox Factory Holding Corp.*	14,387	2,447,229
Gentex Corp.	80,000	2,788,000
Goodyear Tire & Rubber Co. (The)*	96,168	2,050,302
Lear Corp.	20,313	3,716,263
Visteon Corp.*	9,517	1,057,719

		14,712,544

Automobiles (0.4%)
Harley-Davidson, Inc.	52,643	1,984,115
Thor Industries, Inc.	18,963	1,967,790

		3,951,905

Diversified Consumer Services (0.8%)
Graham Holdings Co., Class B	1,358	855,309
Grand Canyon Education, Inc.*	13,569	1,162,999
H&R Block, Inc.	59,218	1,395,176
Service Corp. International	55,840	3,964,082

		7,377,566

Hotels, Restaurants & Leisure (2.7%)
Boyd Gaming Corp.*	28,069	1,840,484
Choice Hotels International, Inc.	11,266	1,757,383
Churchill Downs, Inc.	11,616	2,798,294
Cracker Barrel Old Country Store, Inc.	7,925	1,019,472
Jack in the Box, Inc.	7,174	627,581
Marriott Vacations Worldwide Corp.	14,449	2,441,592
Papa John’s International, Inc.	11,010	1,469,505
Scientific Games Corp.*	32,995	2,205,056
Six Flags Entertainment Corp.*	26,772	1,139,952
Texas Roadhouse, Inc.	23,669	2,113,168
Travel + Leisure Co.	29,632	1,637,761
Wendy’s Co. (The)	59,908	1,428,806
Wingstop, Inc.	10,225	1,766,880
Wyndham Hotels & Resorts, Inc.	31,607	2,833,568

		25,079,502

Household Durables (1.8%)
Helen of Troy Ltd.*	8,259	2,019,078
KB Home	29,021	1,298,109
Leggett & Platt, Inc.	45,162	1,858,868
Taylor Morrison Home Corp.*	41,611	1,454,721
Tempur Sealy International, Inc.	65,185	3,065,650
Toll Brothers, Inc.	38,741	2,804,461
TopBuild Corp.*	11,227	3,097,642
Tri Pointe Homes, Inc.*	37,351	1,041,719

		16,640,248

Leisure Products (1.2%)
Brunswick Corp.	25,952	2,614,145
Callaway Golf Co.*	39,979	1,097,024
Mattel, Inc.*	119,033	2,566,351
Polaris, Inc.	19,487	2,141,816
YETI Holdings, Inc.*	29,856	2,472,973

		10,892,309

Multiline Retail (0.8%)
Kohl’s Corp.	50,971	2,517,458
Macy’s, Inc.	104,804	2,743,769
Nordstrom, Inc. (x)*	38,812	877,927
Ollie’s Bargain Outlet Holdings, Inc.*	20,532	1,051,033

		7,190,187

Specialty Retail (3.0%)
American Eagle Outfitters, Inc. (x)	52,628	1,332,541
AutoNation, Inc.*	13,537	1,581,798
Dick’s Sporting Goods, Inc. (x)	21,923	2,520,926
Five Below, Inc.*	19,075	3,946,427
Foot Locker, Inc.	31,019	1,353,359
GameStop Corp., Class A (x)*	20,876	3,097,790
Lithia Motors, Inc.	10,320	3,064,524
Murphy USA, Inc.	7,919	1,577,782
RH*	5,873	3,147,576
Urban Outfitters, Inc.*	22,780	668,821
Victoria’s Secret & Co.*	24,532	1,362,507
Williams-Sonoma, Inc.	25,181	4,258,862

		27,912,913

Textiles, Apparel & Luxury Goods (1.7%)
Capri Holdings Ltd.*	50,946	3,306,905
Carter’s, Inc.	14,311	1,448,559
Columbia Sportswear Co.	11,553	1,125,724
Crocs, Inc.*	19,926	2,554,912
Deckers Outdoor Corp.*	9,287	3,401,921
Hanesbrands, Inc.	118,242	1,977,006
Skechers USA, Inc., Class A*	46,184	2,004,386

		15,819,413

Total Consumer Discretionary		129,576,587

Consumer Staples (3.1%)
Beverages (0.2%)
Boston Beer Co., Inc. (The), Class A*	3,207	1,619,856

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Food & Staples Retailing (1.1%)
BJ’s Wholesale Club Holdings, Inc.*	46,042	$3,083,433
Casey’s General Stores, Inc.	12,689	2,504,174
Grocery Outlet Holding Corp.*	30,211	854,367
Performance Food Group Co.*	52,632	2,415,282
Sprouts Farmers Market, Inc.*	37,567	1,114,989

		9,972,245

Food Products (1.5%)
Darling Ingredients, Inc.*	54,833	3,799,379
Flowers Foods, Inc.	67,170	1,845,160
Hain Celestial Group, Inc. (The)*	31,274	1,332,585
Ingredion, Inc.	22,494	2,173,820
Lancaster Colony Corp.	6,840	1,132,704
Pilgrim’s Pride Corp.*	15,932	449,282
Post Holdings, Inc.*	19,878	2,240,847
Sanderson Farms, Inc.	7,310	1,396,795

		14,370,572

Household Products (0.1%)
Energizer Holdings, Inc.	21,663	868,686

Personal Products (0.2%)
Coty, Inc., Class A*	114,968	1,207,164
Nu Skin Enterprises, Inc., Class A	16,539	839,354

		2,046,518

Total Consumer Staples		28,877,877

Energy (1.9%)
Energy Equipment & Services (0.3%)
ChampionX Corp.*	69,523	1,405,060
NOV, Inc.	132,313	1,792,841

		3,197,901

Oil, Gas & Consumable Fuels (1.6%)
Antero Midstream Corp.	111,990	1,084,063
CNX Resources Corp.*	71,204	979,055
DT Midstream, Inc.	32,852	1,576,239
EQT Corp.*	102,407	2,233,497
Equitrans Midstream Corp.	140,126	1,448,903
HollyFrontier Corp.	50,767	1,664,142
Murphy Oil Corp.	49,806	1,300,434
Targa Resources Corp.	77,882	4,068,556

		14,354,889

Total Energy		17,552,790

Financials (12.2%)
Banks (5.7%)
Associated Banc-Corp.	50,816	1,147,933
Bank of Hawaii Corp.	13,733	1,150,276
Bank OZK	40,657	1,891,770
Cadence Bank	61,206	1,823,327
Cathay General Bancorp	25,790	1,108,712
CIT Group, Inc.	34,024	1,746,792
Commerce Bancshares, Inc.	38,448	2,642,916
Cullen/Frost Bankers, Inc.	19,210	2,421,805
East West Bancorp, Inc.	48,329	3,802,526
First Financial Bankshares, Inc.	43,466	2,209,811
First Horizon Corp.	183,100	2,990,023
FNB Corp.	109,898	1,333,063
Fulton Financial Corp.	54,618	928,506
Glacier Bancorp, Inc.	36,742	2,083,271
Hancock Whitney Corp.	29,862	1,493,697
Home BancShares, Inc.	52,016	1,266,590
International Bancshares Corp.	18,350	777,856
PacWest Bancorp	39,829	1,799,076
Pinnacle Financial Partners, Inc.	26,033	2,486,152
Prosperity Bancshares, Inc.	31,207	2,256,266
Sterling Bancorp	65,377	1,686,073
Synovus Financial Corp.	49,098	2,350,321
Texas Capital Bancshares, Inc.*	17,217	1,037,324
UMB Financial Corp.	14,588	1,547,933
Umpqua Holdings Corp.	73,337	1,411,004
United Bankshares, Inc.	46,225	1,677,043
Valley National Bancorp	139,472	1,917,740
Webster Financial Corp.	31,119	1,737,685
Wintrust Financial Corp.	19,350	1,757,367

		52,482,858

Capital Markets (1.9%)
Affiliated Managers Group, Inc.	13,765	2,264,480
Evercore, Inc., Class A	13,212	1,794,850
Federated Hermes, Inc.	32,792	1,232,324
Interactive Brokers Group, Inc., Class A	29,602	2,350,991
Janus Henderson Group plc	57,761	2,422,496
Jefferies Financial Group, Inc.	66,234	2,569,879
SEI Investments Co.	35,887	2,186,954
Stifel Financial Corp.	35,247	2,482,094

		17,304,068

Consumer Finance (0.5%)
FirstCash Holdings, Inc.	13,562	1,014,573
Navient Corp.	54,573	1,158,039
PROG Holdings, Inc.*	19,205	866,337
SLM Corp.	99,271	1,952,661

		4,991,610

Diversified Financial Services (0.1%)
Voya Financial, Inc.	20,368	1,350,602

Insurance (3.4%)
Alleghany Corp.*	4,639	3,096,950
American Financial Group, Inc.	22,474	3,086,130
Brighthouse Financial, Inc.*	27,027	1,399,999
CNO Financial Group, Inc.	41,754	995,415
First American Financial Corp.	37,181	2,908,670
Hanover Insurance Group, Inc. (The)	12,105	1,586,481
Kemper Corp.	20,615	1,211,956
Kinsale Capital Group, Inc.	7,337	1,745,399
Mercury General Corp.	9,357	496,482
Old Republic International Corp.	96,991	2,384,039
Primerica, Inc.	13,382	2,051,059
Reinsurance Group of America, Inc.	22,795	2,495,824
RenaissanceRe Holdings Ltd.	15,583	2,638,669
RLI Corp.	13,687	1,534,313
Selective Insurance Group, Inc.	20,369	1,669,036
Unum Group	70,187	1,724,495

		31,024,917

Thrifts & Mortgage Finance (0.6%)
Essent Group Ltd.	37,329	1,699,590
MGIC Investment Corp.	110,243	1,589,704

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
New York Community Bancorp, Inc.	159,435	$1,946,701
Washington Federal, Inc.	22,058	736,296

		5,972,291

Total Financials		113,126,346

Health Care (9.0%)
Biotechnology (1.3%)
Arrowhead Pharmaceuticals, Inc.*	35,633	2,362,468
Exelixis, Inc.*	107,987	1,974,002
Halozyme Therapeutics, Inc.*	47,568	1,912,709
Neurocrine Biosciences, Inc.*	32,327	2,753,291
United Therapeutics Corp.*	15,310	3,308,185

		12,310,655

Health Care Equipment & Supplies (3.0%)
Envista Holdings Corp.*	55,160	2,485,510
Globus Medical, Inc., Class A*	26,907	1,942,685
Haemonetics Corp.*	17,351	920,297
ICU Medical, Inc.*	6,862	1,628,627
Integra LifeSciences Holdings Corp.*	24,710	1,655,323
LivaNova plc*	18,028	1,576,188
Masimo Corp.*	17,241	5,047,820
Neogen Corp.*	36,835	1,672,677
NuVasive, Inc.*	17,533	920,132
Penumbra, Inc.*	11,891	3,416,522
Quidel Corp.*	12,982	1,752,440
STAAR Surgical Co.*	16,277	1,486,090
Tandem Diabetes Care, Inc.*	21,529	3,240,545

		27,744,856

Health Care Providers & Services (2.7%)
Acadia Healthcare Co., Inc.*	30,752	1,866,646
Amedisys, Inc.*	11,042	1,787,479
Chemed Corp.	5,213	2,757,886
Encompass Health Corp.	33,694	2,198,870
HealthEquity, Inc.*	28,133	1,244,604
LHC Group, Inc.*	10,889	1,494,297
Molina Healthcare, Inc.*	19,729	6,275,400
Option Care Health, Inc.*	47,683	1,356,105
Patterson Cos., Inc.	29,650	870,228
Progyny, Inc.*	23,739	1,195,259
R1 RCM, Inc.*	46,128	1,175,803
Tenet Healthcare Corp.*	36,486	2,980,541

		25,203,118

Life Sciences Tools & Services (1.5%)
Bruker Corp.	34,405	2,886,924
Medpace Holdings, Inc.*	9,811	2,135,266
Repligen Corp.*	17,411	4,611,129
Syneos Health, Inc.*	35,247	3,619,162

		13,252,481

Pharmaceuticals (0.5%)
Jazz Pharmaceuticals plc*	20,915	2,664,571
Perrigo Co. plc	45,908	1,785,821

		4,450,392

Total Health Care		82,961,502

Industrials (17.2%)
Aerospace & Defense (0.9%)
Axon Enterprise, Inc.*	22,398	3,516,486
Curtiss-Wright Corp.	13,287	1,842,508
Hexcel Corp.*	28,409	1,471,586
Mercury Systems, Inc.*	19,612	1,079,837

		7,910,417

Air Freight & Logistics (0.3%)
GXO Logistics, Inc.*	33,639	3,055,431

Airlines (0.2%)
JetBlue Airways Corp.*	107,738	1,534,189

Building Products (2.6%)
Builders FirstSource, Inc.*	64,843	5,557,694
Carlisle Cos., Inc.	17,722	4,397,183
Lennox International, Inc.	11,398	3,697,055
Owens Corning	34,025	3,079,262
Simpson Manufacturing Co., Inc.	14,888	2,070,474
Trex Co., Inc.*	39,008	5,267,250

		24,068,918

Commercial Services & Supplies (1.4%)
Brink’s Co. (The)	16,615	1,089,445
Clean Harbors, Inc.*	17,183	1,714,348
IAA, Inc.*	46,150	2,336,113
MillerKnoll, Inc.	26,141	1,024,466
MSA Safety, Inc.	12,355	1,865,111
Stericycle, Inc.*	31,509	1,879,197
Tetra Tech, Inc.	18,444	3,131,791

		13,040,471

Construction & Engineering (1.3%)
AECOM*	48,970	3,787,829
Dycom Industries, Inc.*	10,080	945,101
EMCOR Group, Inc.	18,138	2,310,600
Fluor Corp.*	48,640	1,204,813
MasTec, Inc.*	19,570	1,805,920
Valmont Industries, Inc.	7,275	1,822,387

		11,876,650

Electrical Equipment (1.8%)
Acuity Brands, Inc.	11,826	2,503,801
EnerSys	13,999	1,106,761
Hubbell, Inc.	18,536	3,860,493
nVent Electric plc	57,542	2,186,596
Regal Rexnord Corp.	23,053	3,923,159
Sunrun, Inc.*	70,350	2,413,005
Vicor Corp.*	7,262	922,129

		16,915,944

Machinery (4.5%)
AGCO Corp.	20,664	2,397,437
Colfax Corp.*	45,596	2,096,048
Crane Co.	17,062	1,735,717
Donaldson Co., Inc.	41,850	2,480,031
Flowserve Corp.	44,877	1,373,236
Graco, Inc.	57,786	4,658,707
ITT, Inc.	28,875	2,950,736
Kennametal, Inc.	28,463	1,022,106
Lincoln Electric Holdings, Inc.	19,911	2,776,987
Middleby Corp. (The)*	18,948	3,728,209

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Nordson Corp.	18,375	$4,690,586
Oshkosh Corp.	23,415	2,639,105
Terex Corp.	24,082	1,058,404
Timken Co. (The)	23,465	1,625,890
Toro Co. (The)	35,985	3,595,261
Trinity Industries, Inc.	27,282	823,917
Woodward, Inc.	21,299	2,331,389

		41,983,766

Marine (0.1%)
Kirby Corp.*	20,559	1,221,616

Professional Services (1.4%)
ASGN, Inc.*	17,641	2,176,899
CACI International, Inc., Class A*	7,899	2,126,490
FTI Consulting, Inc.*	11,613	1,781,666
Insperity, Inc.	12,137	1,433,501
KBR, Inc.	47,346	2,254,617
ManpowerGroup, Inc.	18,603	1,810,630
Science Applications International Corp.	19,390	1,620,810

		13,204,613

Road & Rail (1.8%)
Avis Budget Group, Inc.*	13,571	2,814,218
Knight-Swift Transportation Holdings, Inc.	56,568	3,447,254
Landstar System, Inc.	12,845	2,299,512
Ryder System, Inc.	18,191	1,499,484
Saia, Inc.*	8,985	3,028,215
Werner Enterprises, Inc.	20,767	989,755
XPO Logistics, Inc.*	33,654	2,605,829

		16,684,267

Trading Companies & Distributors (0.9%)
GATX Corp.	12,241	1,275,390
MSC Industrial Direct Co., Inc., Class A	16,071	1,350,928
Univar Solutions, Inc.*	58,416	1,656,094
Watsco, Inc.	11,234	3,514,894

		7,797,306

Total Industrials		159,293,588

Information Technology (12.9%)
Communications Equipment (0.8%)
Ciena Corp.*	52,529	4,043,157
Lumentum Holdings, Inc.*	24,481	2,589,355
Viasat, Inc.*	25,257	1,124,947

		7,757,459

Electronic Equipment, Instruments & Components (2.9%)
Arrow Electronics, Inc.*	23,577	3,165,684
Avnet, Inc.	34,224	1,411,055
Belden, Inc.	15,281	1,004,420
Cognex Corp.	60,130	4,675,709
Coherent, Inc.*	8,395	2,237,603
II-VI, Inc. (x)*	35,939	2,455,712
Jabil, Inc.	48,534	3,414,367
Littelfuse, Inc.	8,348	2,626,949
National Instruments Corp.	44,481	1,942,485
TD SYNNEX Corp.	13,856	1,584,572
Vishay Intertechnology, Inc.	45,084	985,987
Vontier Corp.	57,264	$1,759,723

		27,264,266

IT Services (1.8%)
Alliance Data Systems Corp.	16,792	1,117,843
Concentrix Corp.	14,627	2,612,675
Genpact Ltd.	58,897	3,126,253
Kyndryl Holdings, Inc.*	60,200	1,089,620
LiveRamp Holdings, Inc.*	23,406	1,122,318
MAXIMUS, Inc.	20,863	1,662,155
Sabre Corp.*	108,147	928,983
Western Union Co. (The)	136,121	2,428,399
WEX, Inc.*	15,217	2,136,314

		16,224,560

Semiconductors & Semiconductor Equipment (3.9%)
Amkor Technology, Inc.	34,460	854,263
Azenta, Inc.	25,383	2,617,241
Cirrus Logic, Inc.*	19,238	1,770,281
CMC Materials, Inc.	9,625	1,845,016
First Solar, Inc.*	33,703	2,937,554
Lattice Semiconductor Corp.*	46,456	3,579,899
MKS Instruments, Inc.	18,924	3,295,993
Power Integrations, Inc.	20,429	1,897,650
Semtech Corp.*	21,713	1,930,937
Silicon Laboratories, Inc.*	13,607	2,808,757
SiTime Corp.*	5,111	1,495,172
SunPower Corp. (x)*	28,909	603,331
Synaptics, Inc.*	13,297	3,849,615
Universal Display Corp.	14,682	2,422,970
Wolfspeed, Inc.*	39,270	4,389,208

		36,297,887

Software (3.4%)
ACI Worldwide, Inc.*	39,669	1,376,514
Aspen Technology, Inc.*	22,659	3,448,700
Blackbaud, Inc.*	14,029	1,108,010
CDK Global, Inc.	40,069	1,672,480
Cerence, Inc.*	12,662	970,416
CommVault Systems, Inc.*	15,409	1,061,988
Digital Turbine, Inc.*	30,133	1,837,812
Envestnet, Inc.*	11,503	912,648
Fair Isaac Corp.*	9,264	4,017,519
Manhattan Associates, Inc.*	21,342	3,318,468
Mimecast Ltd.*	21,073	1,676,779
NCR Corp.*	45,196	1,816,879
Paylocity Holding Corp.*	13,479	3,183,201
Qualys, Inc.*	11,356	1,558,270
Sailpoint Technologies Holdings, Inc.*	31,627	1,528,849
Teradata Corp.*	36,366	1,544,464

		31,032,997

Technology Hardware, Storage & Peripherals (0.1%)
Xerox Holdings Corp.	47,226	1,069,197

Total Information Technology		119,646,366

Materials (6.0%)
Chemicals (2.4%)
Ashland Global Holdings, Inc.	19,315	2,079,453
Avient Corp.	31,279	1,750,060
Cabot Corp.	19,313	1,085,390

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Chemours Co. (The)	55,062	$1,847,881
Ingevity Corp.*	13,628	977,128
Minerals Technologies, Inc.	11,100	811,965
NewMarket Corp.	2,339	801,622
Olin Corp.	48,368	2,782,127
RPM International, Inc.	44,146	4,458,746
Scotts Miracle-Gro Co. (The)	13,936	2,243,696
Sensient Technologies Corp.	14,266	1,427,456
Valvoline, Inc.	61,832	2,305,715

		22,571,239

Construction Materials (0.2%)
Eagle Materials, Inc.	13,772	2,292,487

Containers & Packaging (0.7%)
AptarGroup, Inc.	22,329	2,734,856
Greif, Inc., Class A	9,372	565,788
Silgan Holdings, Inc.	28,909	1,238,461
Sonoco Products Co.	33,379	1,932,310

		6,471,415

Metals & Mining (2.4%)
Alcoa Corp.	63,354	3,774,631
Cleveland-Cliffs, Inc.*	155,040	3,375,221
Commercial Metals Co.	41,236	1,496,454
Compass Minerals International, Inc.	11,636	594,367
Reliance Steel & Aluminum Co.	21,215	3,441,497
Royal Gold, Inc.	22,427	2,359,545
Steel Dynamics, Inc.	63,836	3,962,301
United States Steel Corp.	92,385	2,199,687
Worthington Industries, Inc.	10,933	597,598

		21,801,301

Paper & Forest Products (0.3%)
Louisiana-Pacific Corp.	29,793	2,334,282

Total Materials		55,470,724

Real Estate (9.4%)
Equity Real Estate Investment Trusts (REITs) (8.9%)
American Campus Communities, Inc. (REIT)	47,452	2,718,525
Apartment Income REIT Corp. (REIT)	53,566	2,928,453
Brixmor Property Group, Inc. (REIT)	101,135	2,569,840
Camden Property Trust (REIT)	34,604	6,183,043
Corporate Office Properties Trust (REIT)	38,289	1,070,943
Cousins Properties, Inc. (REIT)	50,891	2,049,890
CyrusOne, Inc. (REIT)	42,973	3,855,538
Douglas Emmett, Inc. (REIT)	60,070	2,012,345
EastGroup Properties, Inc. (REIT)	13,796	3,143,419
EPR Properties (REIT)	25,725	1,221,680
First Industrial Realty Trust, Inc. (REIT)	44,117	2,920,545
Healthcare Realty Trust, Inc. (REIT)	50,160	1,587,062
Highwoods Properties, Inc. (REIT)	35,893	1,600,469
Hudson Pacific Properties, Inc. (REIT)	51,082	1,262,236
JBG SMITH Properties (REIT)	38,271	1,098,760
Kilroy Realty Corp. (REIT)	35,509	2,359,928
Kite Realty Group Trust (REIT)	74,933	1,632,041
Lamar Advertising Co. (REIT), Class A	29,557	3,585,264
Life Storage, Inc. (REIT)	27,773	4,254,268
Macerich Co. (The) (REIT)	71,989	1,243,970
Medical Properties Trust, Inc. (REIT)	202,705	4,789,919
National Retail Properties, Inc. (REIT)	59,936	2,881,124
National Storage Affiliates Trust (REIT)	28,076	1,942,859
Omega Healthcare Investors, Inc. (REIT)	81,593	2,414,337
Park Hotels & Resorts, Inc. (REIT)*	81,334	1,535,586
Pebblebrook Hotel Trust (REIT)	44,729	1,000,588
Physicians Realty Trust (REIT)	74,879	1,409,972
PotlatchDeltic Corp. (REIT)	22,881	1,377,894
PS Business Parks, Inc. (REIT)	6,843	1,260,275
Rayonier, Inc. (REIT)	48,472	1,956,330
Rexford Industrial Realty, Inc. (REIT)	51,294	4,160,456
Sabra Health Care REIT, Inc. (REIT)	77,431	1,048,416
SL Green Realty Corp. (REIT)	22,684	1,626,443
Spirit Realty Capital, Inc. (REIT)	41,755	2,012,173
STORE Capital Corp. (REIT)	83,489	2,872,022
Urban Edge Properties (REIT)	37,522	712,918

		82,299,531

Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc.*	17,049	4,591,978

Total Real Estate		86,891,509

Utilities (3.1%)
Electric Utilities (0.9%)
ALLETE, Inc.	17,806	1,181,428
Hawaiian Electric Industries, Inc.	37,014	1,536,081
IDACORP, Inc.	17,311	1,961,509
OGE Energy Corp.	68,288	2,620,894
PNM Resources, Inc.	29,490	1,345,039

		8,644,951

Gas Utilities (1.2%)
National Fuel Gas Co.	31,193	1,994,480
New Jersey Resources Corp.	33,044	1,356,787
ONE Gas, Inc.	17,988	1,395,689
Southwest Gas Holdings, Inc.	20,447	1,432,312
Spire, Inc.	17,335	1,130,589
UGI Corp.	71,140	3,266,037

		10,575,894

Multi-Utilities (0.5%)
Black Hills Corp.	21,657	1,528,335
MDU Resources Group, Inc.	69,241	2,135,392
NorthWestern Corp.	17,867	1,021,278

		4,685,005

Water Utilities (0.5%)
Essential Utilities, Inc.	77,877	4,181,216

Total Utilities		28,087,066

Total Common Stocks (90.3%) (Cost $523,864,954)		835,655,889

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (5.2%)
JPMorgan Prime Money Market Fund, IM Shares	48,457,709	$48,477,092

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.6%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $80,152, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $81,768. (xx)	$80,151	80,151
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $2,461,897, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $2,511,130. (xx)	2,461,892	2,461,892
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $1,000,005, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $1,020,410. (xx)	1,000,000	1,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $1,000,039, collateralized by various Common Stocks; total market value $1,111,322. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $600,007, collateralized by various Common Stocks; total market value $663,219. (xx)	600,000	600,000

Total Repurchase Agreements		5,142,043

Total Short-Term Investments (5.8%) (Cost $53,622,607)		53,619,135

Total Investments in Securities (96.1%) (Cost $577,487,561)		889,275,024
Other Assets Less Liabilities (3.9%)		35,813,650

Net Assets (100%)		$925,088,674

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $5,920,872. This was collateralized by $1,063,046 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $5,142,043 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	317	3/2022	USD	89,955,090	2,175,035

					2,175,035

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$14,171,534	$—	$—	$14,171,534
Consumer Discretionary	129,576,587	—	—	129,576,587
Consumer Staples	28,877,877	—	—	28,877,877
Energy	17,552,790	—	—	17,552,790
Financials	113,126,346	—	—	113,126,346
Health Care	82,961,502	—	—	82,961,502
Industrials	159,293,588	—	—	159,293,588
Information Technology	119,646,366	—	—	119,646,366
Materials	55,470,724	—	—	55,470,724
Real Estate	86,891,509	—	—	86,891,509
Utilities	28,087,066	—	—	28,087,066
Futures	2,175,035	—	—	2,175,035
Short-Term Investments
Investment Company	48,477,092	—	—	48,477,092
Repurchase Agreements	—	5,142,043	—	5,142,043

Total Assets	$886,308,016	$5,142,043	$—	$891,450,059

Total Liabilities	$—	$—	$—	$—

Total	$886,308,016	$5,142,043	$—	$891,450,059

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$2,175,035	*

Total		$2,175,035

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$20,600,322	$20,600,322

Total	$20,600,322	$20,600,322

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$54,418	$54,418

Total	$54,418	$54,418

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $89,250,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 29%)*	$140,116,251
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 31%)*	$284,580,431

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$331,666,424
Aggregate gross unrealized depreciation	(19,978,295)

Net unrealized appreciation	$311,688,129

Federal income tax cost of investments in securities and derivative instruments, if applicable	$579,761,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $572,345,518)	$884,132,981
Repurchase Agreements (Cost $5,142,043)	5,142,043
Cash	36,647,524
Cash held as collateral at broker for futures	4,350,100
Dividends, interest and other receivables	771,286
Receivable for Portfolio shares sold	92,085
Due from broker for futures variation margin	35,056
Securities lending income receivable	1,825
Other assets	3,513

Total assets	931,176,413

LIABILITIES
Payable for return of collateral on securities loaned	5,142,043
Payable for Portfolio shares redeemed	350,476
Investment management fees payable	345,314
Administrative fees payable	90,406
Distribution fees payable – Class IB	88,720
Accrued expenses	70,780

Total liabilities	6,087,739

NET ASSETS	$925,088,674

Net assets were comprised of:
Paid in capital	$612,873,047
Total distributable earnings (loss)	312,215,627

Net assets	$925,088,674

Class IB
Net asset value, offering and redemption price per share, $427,323,944 / 17,130,773 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.94

Class K
Net asset value, offering and redemption price per share, $497,764,730 / 19,701,160 shares outstanding (unlimited amount authorized: $0.01 par value)	$25.27

(x)	Includes value of securities on loan of $5,920,872.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$10,651,220
Interest	4,256
Securities lending (net)	23,128

Total income	10,678,604

EXPENSES
Investment management fees	4,148,299
Administrative fees	1,090,685
Distribution fees – Class IB	1,071,771
Professional fees	77,677
Printing and mailing expenses	49,278
Custodian fees	49,100
Trustees’ fees	25,778
Recoupment fees	14,600
Miscellaneous	22,426

Total expenses	6,549,614

NET INVESTMENT INCOME (LOSS)	4,128,990

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	97,216,924
Futures contracts	20,600,322

Net realized gain (loss)	117,817,246

Change in unrealized appreciation (depreciation) on:
Investments in securities	73,685,742
Futures contracts	54,418

Net change in unrealized appreciation (depreciation)	73,740,160

NET REALIZED AND UNREALIZED GAIN (LOSS)	191,557,406

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$195,686,396

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,128,990	$5,490,571
Net realized gain (loss)	117,817,246	33,595,240
Net change in unrealized appreciation (depreciation)	73,740,160	95,090,516

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	195,686,396	134,176,327

Distributions to shareholders:
Class IB	(51,775,541)	(26,811,814)
Class K	(60,333,127)	(33,311,327)

Total distributions to shareholders	(112,108,668)	(60,123,141)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 826,392 and 904,683 shares, respectively ]	21,713,796	16,829,512
Capital shares issued in reinvestment of dividends and distributions [ 2,113,907 and 1,224,158 shares, respectively ]	51,775,541	26,811,814
Capital shares repurchased [ (3,049,509) and (2,739,585) shares, respectively ]	(80,073,162)	(55,540,572)

Total Class IB transactions	(6,583,825)	(11,899,246)

Class K
Capital shares sold [ 459,003 and 10,029,023 shares, respectively ]	12,167,776	178,870,694
Capital shares issued in reinvestment of dividends and distributions [ 2,432,868 and 1,503,223 shares, respectively ]	60,333,127	33,311,327
Capital shares repurchased [ (4,276,613) and (3,716,550) shares, respectively ]	(110,337,368)	(68,781,002)

Total Class K transactions	(37,836,465)	143,401,019

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(44,420,290)	131,501,773

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,157,438	205,554,959
NET ASSETS:
Beginning of year	885,931,236	680,376,277

End of year	$925,088,674	$885,931,236

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$22.98	$21.77	$18.06	$22.57	$21.37

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.13	0.17	0.18	0.11
Net realized and unrealized gain (loss)	5.25	2.70	4.32	(2.80)	3.10

Total from investment operations	5.33	2.83	4.49	(2.62)	3.21

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.19)	(0.20)	(0.15)
Distributions from net realized gains	(3.26)	(1.50)	(0.59)	(1.68)	(1.86)
Return of capital	—	—	—	(0.01)	—

Total dividends and distributions	(3.37)	(1.62)	(0.78)	(1.89)	(2.01)

Net asset value, end of year	$24.94	$22.98	$21.77	$18.06	$22.57

Total return	23.63%	13.47%	24.90%	(12.26)%	15.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$427,324	$396,119	$388,635	$345,511	$449,715
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.84%	0.85%	0.85%	0.85%	0.85%
Before waivers and reimbursements (f)	0.84%	0.86%	0.86%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.32%	0.65%	0.83%	0.79%	0.48%
Before waivers and reimbursements (f)	0.32%	0.64%	0.83%	0.79%	0.48%
Portfolio turnover rate^	17%	22%	21%	15%	16%

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$23.23	$21.98	$18.22	$22.76	$21.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.18	0.23	0.24	0.16
Net realized and unrealized gain (loss)	5.32	2.74	4.36	(2.84)	3.12

Total from investment operations	5.47	2.92	4.59	(2.60)	3.28

Less distributions:
Dividends from net investment income	(0.17)	(0.17)	(0.24)	(0.24)	(0.20)
Distributions from net realized gains	(3.26)	(1.50)	(0.59)	(1.68)	(1.86)
Return of capital	—	—	—	(0.02)	—

Total dividends and distributions	(3.43)	(1.67)	(0.83)	(1.94)	(2.06)

Net asset value, end of year	$25.27	$23.23	$21.98	$18.22	$22.76

Total return	24.00%	13.76%	25.24%	(12.05)%	15.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$497,765	$489,812	$291,741	$209,756	$254,882
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.59%	0.60%	0.60%	0.60%	0.60%
Before waivers and reimbursements (f)	0.59%	0.61%	0.61%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.56%	0.88%	1.10%	1.04%	0.72%
Before waivers and reimbursements (f)	0.56%	0.88%	1.09%	1.04%	0.72%
Portfolio turnover rate^	17%	22%	21%	15%	16%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.
➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	13.92%	11.15%	12.35%
Portfolio – Class K Shares	14.20	11.42	12.62
Russell 2000® Index	14.82	12.02	13.23

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.92% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 2000® Index, which returned 14.82% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance were Financials, Consumer Discretionary, Industrials, Information Technology and Real Estate.

•	The stocks that contributed most to performance were GameStop, Avis Budget, Synaptics, Novavax and Ovintiv.

What hurt performance during the year:

•	The sectors that detracted from performance were Health Care and Communication Services.

•	The stocks that detracted most from performance were TG Therapeutics, Invitae, Allakos, Appian and Bridgebio Pharma.

Sector Weightings as of December 31, 2021	% of Net Assets
Health Care	16.3%
Financials	14.5
Industrials	13.8
Information Technology	13.1
Consumer Discretionary	10.3
Real Estate	6.7
Investment Companies	5.5
Energy	3.9
Materials	3.5
Repurchase Agreements	3.3
Consumer Staples	3.1
Communication Services	2.8
Utilities	2.4
Cash and Other	0.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

EQ/2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$973.30	$4.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.10	4.15
Class K
Actual	1,000.00	974.30	2.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.36	2.88

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.81% and 0.56%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.8%)
Diversified Telecommunication Services (0.6%)
Anterix, Inc.*	15,023	$882,751
ATN International, Inc.	14,178	566,411
Bandwidth, Inc., Class A*	31,051	2,228,220
Cogent Communications Holdings, Inc.	57,598	4,215,022
Consolidated Communications Holdings, Inc.*	97,265	727,542
EchoStar Corp., Class A*	51,777	1,364,324
Globalstar, Inc. (x)*	800,674	928,782
IDT Corp., Class B*	27,939	1,233,786
Iridium Communications, Inc.*	158,386	6,539,758
Liberty Latin America Ltd., Class A*	46,314	540,021
Liberty Latin America Ltd., Class C*	207,216	2,362,263
Ooma, Inc.*	29,513	603,246
Radius Global Infrastructure, Inc.*	77,754	1,251,839
Telesat Corp. (x)*	16,244	465,715

		23,909,680

Entertainment (0.7%)
AMC Entertainment Holdings, Inc., Class A (x)*	692,081	18,824,603
Chicken Soup For The Soul Entertainment, Inc. (x)*	7,840	108,505
Cinemark Holdings, Inc.*	146,746	2,365,545
CuriosityStream, Inc. (x)*	37,662	223,336
Eros STX Global Corp. (x)*	459,782	110,210
IMAX Corp.*	66,813	1,191,944
Liberty Media Corp.-Liberty Braves, Class A (x)*	15,418	443,268
Liberty Media Corp.-Liberty Braves, Class C*	50,182	1,410,114
Lions Gate Entertainment Corp., Class A*	78,083	1,299,301
Lions Gate Entertainment Corp., Class B*	155,601	2,394,699
LiveOne, Inc. (x)*	78,149	100,031
Madison Square Garden Entertainment Corp.*	34,982	2,460,634
Marcus Corp. (The) (x)*	31,816	568,234

		31,500,424

Interactive Media & Services (0.5%)
Cargurus, Inc.*	128,798	4,332,765
Cars.com, Inc.*	91,759	1,476,402
Eventbrite, Inc., Class A*	99,289	1,731,600
EverQuote, Inc., Class A*	27,356	428,395
fuboTV, Inc. (x)*	178,090	2,763,957
Liberty TripAdvisor Holdings, Inc., Class A*	86,701	188,141
MediaAlpha, Inc., Class A*	29,978	462,860
Outbrain, Inc.*	12,769	178,766
QuinStreet, Inc.*	66,527	1,210,126
Society Pass, Inc.*	4,231	44,045
TrueCar, Inc.*	125,791	427,690
Yelp, Inc.*	93,972	3,405,545
Ziff Davis, Inc.*	58,273	6,460,145

		23,110,437

Media (0.9%)
Advantage Solutions, Inc. (x)*	102,423	821,433
AMC Networks, Inc., Class A*	37,874	1,304,381
Boston Omaha Corp., Class A*	25,233	724,944
Cardlytics, Inc.*	43,871	2,899,434
Clear Channel Outdoor Holdings, Inc.*	490,084	1,622,178
comScore, Inc.*	93,871	313,529
Daily Journal Corp.*	1,656	590,745
Digital Media Solutions, Inc.*	4,340	20,745
Emerald Holding, Inc.*	41,121	163,250
Entercom Communications Corp.*	169,230	434,921
Entravision Communications Corp., Class A	69,435	470,769
EW Scripps Co. (The), Class A*	78,926	1,527,218
Fluent, Inc. (x)*	71,278	141,843
Gannett Co., Inc.*	196,803	1,048,960
Gray Television, Inc.	114,578	2,309,893
Hemisphere Media Group, Inc.*	21,700	157,759
iHeartMedia, Inc., Class A*	152,343	3,205,297
Integral Ad Science Holding Corp. (x)*	20,908	464,367
John Wiley & Sons, Inc., Class A	57,856	3,313,413
Magnite, Inc.*	175,685	3,074,488
National CineMedia, Inc.	94,748	266,242
Scholastic Corp.	35,354	1,412,746
Sinclair Broadcast Group, Inc., Class A	62,019	1,639,162
Stagwell, Inc.*	82,679	716,827
TechTarget, Inc.*	34,170	3,268,702
TEGNA, Inc.	293,471	5,446,822
Thryv Holdings, Inc.*	9,363	385,100
WideOpenWest, Inc.*	69,833	1,502,806

		39,247,974

Wireless Telecommunication Services (0.1%)
Gogo, Inc. (x)*	76,633	1,036,845
Shenandoah Telecommunications Co.	64,732	1,650,666
Telephone and Data Systems, Inc.	136,182	2,744,067
United States Cellular Corp.*	22,127	697,443

		6,129,021

Total Communication Services		123,897,536

Consumer Discretionary (10.3%)
Auto Components (1.3%)
Adient plc*	127,009	6,081,191
American Axle & Manufacturing Holdings, Inc.*	151,228	1,410,957
Cooper-Standard Holdings, Inc.*	22,559	505,547
Dana, Inc.	196,452	4,483,035
Dorman Products, Inc.*	35,387	3,999,085
Fox Factory Holding Corp.*	56,640	9,634,464
Gentherm, Inc.*	44,593	3,875,132
Goodyear Tire & Rubber Co. (The)*	370,594	7,901,064
LCI Industries	33,553	5,229,906
Modine Manufacturing Co.*	59,601	601,374

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Motorcar Parts of America, Inc.*	25,166	$429,584
Patrick Industries, Inc.	30,816	2,486,543
Standard Motor Products, Inc.	27,807	1,456,809
Stoneridge, Inc.*	37,451	739,283
Tenneco, Inc., Class A*	88,047	994,931
Visteon Corp.*	37,640	4,183,309
XL Fleet Corp. (x)*	55,508	183,731
XPEL, Inc. (m)*	23,847	1,628,273

		55,824,218

Automobiles (0.2%)
Arcimoto, Inc. (x)*	39,631	308,329
Canoo, Inc. (x)*	145,638	1,124,325
Fisker, Inc. (x)*	221,134	3,478,438
Lordstown Motors Corp. (x)*	208,095	717,928
Winnebago Industries, Inc.	43,959	3,293,408
Workhorse Group, Inc. (x)*	150,768	657,349

		9,579,777

Distributors (0.0%)
Funko, Inc., Class A (x)*	34,763	653,544
Greenlane Holdings, Inc., Class A*	8,281	7,984

		661,528

Diversified Consumer Services (0.6%)
2U, Inc.*	97,427	1,955,360
Adtalem Global Education, Inc.*	67,286	1,988,974
American Public Education, Inc.*	26,927	599,126
Carriage Services, Inc.	21,672	1,396,544
Coursera, Inc.*	97,910	2,392,920
European Wax Center, Inc., Class A (x)*	17,737	538,318
Graham Holdings Co., Class B	5,132	3,232,288
Houghton Mifflin Harcourt Co.*	170,687	2,748,061
Laureate Education, Inc., Class A	127,789	1,564,137
OneSpaWorld Holdings Ltd.*	69,531	696,701
Perdoceo Education Corp.*	94,059	1,106,134
PowerSchool Holdings, Inc., Class A*	72,072	1,187,026
Regis Corp. (x)*	36,230	63,040
StoneMor, Inc.*	43,165	98,416
Strategic Education, Inc.	32,519	1,880,899
Stride, Inc.*	54,737	1,824,384
Udemy, Inc.*	18,636	364,147
Vivint Smart Home, Inc. (x)*	122,835	1,201,326
WW International, Inc.*	69,984	1,128,842

		25,966,643

Hotels, Restaurants & Leisure (2.1%)
Accel Entertainment, Inc.*	77,653	1,011,042
Bally’s Corp.*	43,134	1,641,680
Biglari Holdings, Inc., Class B*	1,173	167,235
BJ’s Restaurants, Inc.*	27,672	956,068
Bloomin’ Brands, Inc.*	119,187	2,500,543
Bluegreen Vacations Holding Corp.*	20,800	730,080
Brinker International, Inc.*	61,333	2,244,174
Carrols Restaurant Group, Inc.	53,681	158,896
Century Casinos, Inc.*	36,515	444,753
Cheesecake Factory, Inc. (The)*	62,700	2,454,705
Chuy’s Holdings, Inc.*	26,684	803,722
Cracker Barrel Old Country Store, Inc.	31,803	4,091,138
Dave & Buster’s Entertainment, Inc.*	58,072	2,229,965
Del Taco Restaurants, Inc.	43,220	538,089
Denny’s Corp.*	83,010	1,328,160
Dine Brands Global, Inc.	21,977	1,666,076
Drive Shack, Inc.*	119,566	170,979
El Pollo Loco Holdings, Inc.*	28,634	406,316
Esports Technologies, Inc. (x)*	13,209	271,577
Everi Holdings, Inc.*	115,422	2,464,260
F45 Training Holdings, Inc. (x)*	18,768	204,383
Fiesta Restaurant Group, Inc.*	27,700	304,977
First Watch Restaurant Group, Inc. (x)*	14,717	246,657
Full House Resorts, Inc.*	47,354	573,457
GAN Ltd. (x)*	58,067	533,636
Golden Entertainment, Inc.*	23,015	1,162,948
Golden Nugget Online Gaming, Inc.*	55,943	556,633
Hall of Fame Resort & Entertainment Co. (x)*	79,580	120,962
Hilton Grand Vacations, Inc.*	114,725	5,978,320
International Game Technology plc	134,051	3,875,414
Jack in the Box, Inc.	29,174	2,552,141
Krispy Kreme, Inc. (x)	30,105	569,587
Kura Sushi USA, Inc., Class A*	5,614	453,836
Life Time Group Holdings, Inc. (x)*	52,162	897,708
Lindblad Expeditions Holdings, Inc.*	41,743	651,191
Monarch Casino & Resort, Inc.*	17,723	1,310,616
Nathan’s Famous, Inc.	4,118	240,450
NEOGAMES SA*	13,867	385,225
Noodles & Co.*	58,863	533,887
ONE Group Hospitality, Inc. (The)*	28,283	356,649
Papa John’s International, Inc.	44,353	5,919,795
PlayAGS, Inc.*	39,765	270,004
Portillo’s, Inc., Class A*	31,539	1,183,974
RCI Hospitality Holdings, Inc.	10,085	785,420
Red Robin Gourmet Burgers, Inc.*	21,777	359,974
Red Rock Resorts, Inc., Class A	83,212	4,577,492
Rush Street Interactive, Inc.*	70,473	1,162,804
Ruth’s Hospitality Group, Inc.*	44,233	880,237
Scientific Games Corp.*	128,937	8,616,860
SeaWorld Entertainment, Inc.*	69,059	4,479,167
Shake Shack, Inc., Class A*	50,182	3,621,133
Target Hospitality Corp.*	36,092	128,487
Texas Roadhouse, Inc.	93,861	8,379,910
Wingstop, Inc.	40,176	6,942,413
Xponential Fitness, Inc., Class A*	12,448	254,437

		95,350,242

Household Durables (1.8%)
Aterian, Inc. (x)*	40,378	165,954
Bassett Furniture Industries, Inc.	13,475	225,976
Beazer Homes USA, Inc.*	37,827	878,343
Casper Sleep, Inc.*	42,611	284,641
Cavco Industries, Inc.*	12,383	3,933,460

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Century Communities, Inc.	40,637	$3,323,700
Ethan Allen Interiors, Inc.	30,209	794,195
Flexsteel Industries, Inc.	9,613	258,205
GoPro, Inc., Class A*	175,888	1,813,405
Green Brick Partners, Inc.*	39,935	1,211,229
Hamilton Beach Brands Holding Co., Class A	11,274	161,895
Helen of Troy Ltd.*	32,320	7,901,270
Hooker Furnishings Corp.	17,941	417,666
Hovnanian Enterprises, Inc., Class A*	7,407	942,837
Installed Building Products, Inc.	31,812	4,444,773
iRobot Corp. (x)*	35,983	2,370,560
KB Home	106,553	4,766,116
Landsea Homes Corp.*	14,399	105,401
La-Z-Boy, Inc.	59,016	2,142,871
Legacy Housing Corp.*	10,782	285,400
LGI Homes, Inc.*	28,956	4,473,123
Lifetime Brands, Inc.	16,995	271,410
Lovesac Co. (The)*	16,944	1,122,709
M.D.C. Holdings, Inc.	76,671	4,280,542
M/I Homes, Inc.*	38,181	2,374,095
Meritage Homes Corp.*	49,550	6,048,073
Purple Innovation, Inc.*	72,687	964,556
Skyline Champion Corp.*	70,439	5,563,272
Snap One Holdings Corp. (x)*	18,079	381,105
Sonos, Inc.*	163,201	4,863,390
Taylor Morrison Home Corp.*	160,437	5,608,877
Traeger, Inc. (x)*	26,049	316,756
Tri Pointe Homes, Inc.*	146,624	4,089,343
Tupperware Brands Corp.*	65,710	1,004,706
Universal Electronics, Inc.*	14,615	595,561
VOXX International Corp.*	22,526	229,089
Vuzix Corp. (x)*	78,677	682,130
Weber, Inc., Class A (x)	18,632	240,912

		79,537,546

Internet & Direct Marketing Retail (0.5%)
1-800-Flowers.com, Inc., Class A*	33,407	780,722
1stdibs.com, Inc. (x)*	9,031	112,978
aka Brands Holding Corp.*	12,787	118,280
CarParts.com, Inc.*	68,578	768,074
Duluth Holdings, Inc., Class B*	17,338	263,191
Groupon, Inc. (x)*	31,108	720,461
Lands’ End, Inc.*	20,766	407,637
Liquidity Services, Inc.*	32,010	706,781
Lulu’s Fashion Lounge Holdings, Inc.*	7,785	79,640
Overstock.com, Inc.*	58,424	3,447,600
PetMed Express, Inc. (x)	24,290	613,565
Porch Group, Inc. (x)*	106,904	1,666,633
Quotient Technology, Inc.*	104,373	774,448
RealReal, Inc. (The)*	99,287	1,152,722
Rent the Runway, Inc., Class A (x)*	23,001	187,458
Revolve Group, Inc.*	48,146	2,698,102
Shutterstock, Inc.	31,375	3,478,860
Stitch Fix, Inc., Class A*	109,183	2,065,742
Xometry, Inc., Class A (x)*	10,291	527,414

		20,570,308

Leisure Products (0.5%)
Acushnet Holdings Corp.	45,912	2,437,009
American Outdoor Brands, Inc.*	21,309	424,688
AMMO, Inc. (x)*	126,722	690,635
Callaway Golf Co.*	156,098	4,283,329
Clarus Corp.	33,745	935,411
Escalade, Inc.	13,296	209,944
Genius Brands International, Inc. (x)*	408,514	428,940
Johnson Outdoors, Inc., Class A	7,018	657,516
Latham Group, Inc.*	42,784	1,070,884
Malibu Boats, Inc., Class A*	28,183	1,937,018
Marine Products Corp. (x)	12,209	152,613
MasterCraft Boat Holdings, Inc.*	25,207	714,114
Nautilus, Inc. (x)*	43,115	264,295
Smith & Wesson Brands, Inc.	64,291	1,144,380
Solo Brands, Inc., Class A*	15,711	245,563
Sturm Ruger & Co., Inc.	22,467	1,528,205
Vista Outdoor, Inc.*	77,092	3,551,628

		20,676,172

Multiline Retail (0.4%)
Big Lots, Inc.	43,180	1,945,259
Dillard’s, Inc., Class A (x)	8,034	1,968,491
Franchise Group, Inc.	38,071	1,985,783
Macy’s, Inc.	415,351	10,873,889

		16,773,422

Specialty Retail (2.2%)
Aaron’s Co., Inc. (The)	41,381	1,020,042
Abercrombie & Fitch Co., Class A*	78,474	2,733,249
Academy Sports & Outdoors, Inc.*	104,184	4,573,678
American Eagle Outfitters, Inc. (x)	206,407	5,226,225
America’s Car-Mart, Inc.*	8,117	831,181
Arko Corp.*	157,228	1,378,890
Asbury Automotive Group, Inc.*	30,547	5,276,383
Barnes & Noble Education, Inc.*	55,620	378,772
Bed Bath & Beyond, Inc. (x)*	136,299	1,987,239
Big 5 Sporting Goods Corp. (x)	27,195	516,977
Boot Barn Holdings, Inc.*	39,224	4,826,513
Buckle, Inc. (The)	40,053	1,694,642
Caleres, Inc.	49,405	1,120,505
Camping World Holdings, Inc., Class A	55,982	2,261,673
CarLotz, Inc. (x)*	62,921	142,831
Cato Corp. (The), Class A	28,636	491,394
Chico’s FAS, Inc.*	161,290	867,740
Children’s Place, Inc. (The)*	19,047	1,510,237
Citi Trends, Inc.*	11,516	1,091,141
Conn’s, Inc.*	23,939	563,045
Container Store Group, Inc. (The)*	42,623	425,378
Designer Brands, Inc., Class A*	80,603	1,145,369
Genesco, Inc.*	19,857	1,274,224
Group 1 Automotive, Inc.	23,764	4,639,208
GrowGeneration Corp.*	78,304	1,021,867
Guess?, Inc.	53,976	1,278,152
Haverty Furniture Cos., Inc.	21,843	667,741
Hibbett, Inc.	19,899	1,431,335
JOANN, Inc. (x)	16,795	174,332

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Kirkland’s, Inc.*	20,282	$302,810
Lazydays Holdings, Inc.*	10,633	229,035
Lumber Liquidators Holdings, Inc.*	33,797	576,915
MarineMax, Inc.*	27,951	1,650,227
Monro, Inc.	45,156	2,631,240
Murphy USA, Inc.	32,418	6,458,962
National Vision Holdings, Inc.*	110,693	5,312,157
ODP Corp. (The)*	61,834	2,428,840
OneWater Marine, Inc., Class A	13,507	823,522
Party City Holdco, Inc.*	148,169	825,301
Rent-A-Center, Inc.	89,174	4,283,919
Sally Beauty Holdings, Inc.*	150,743	2,782,716
Shift Technologies, Inc. (x)*	89,832	306,327
Shoe Carnival, Inc.	23,675	925,219
Signet Jewelers Ltd.	70,847	6,165,814
Sleep Number Corp.*	29,699	2,274,943
Sonic Automotive, Inc., Class A	27,853	1,377,331
Sportsman’s Warehouse Holdings, Inc.*	58,978	695,940
Tilly’s, Inc., Class A	30,389	489,567
Torrid Holdings, Inc. (x)*	10,575	104,481
TravelCenters of America, Inc.*	16,738	864,016
Urban Outfitters, Inc.*	93,713	2,751,414
Winmark Corp.	4,622	1,147,596
Zumiez, Inc.*	29,668	1,423,767

		97,382,022

Textiles, Apparel & Luxury Goods (0.7%)
Crocs, Inc.*	78,131	10,017,957
Fossil Group, Inc.*	56,836	584,842
G-III Apparel Group Ltd.*	60,366	1,668,516
Kontoor Brands, Inc.	69,545	3,564,181
Movado Group, Inc.	20,609	862,075
Oxford Industries, Inc.	21,722	2,205,217
PLBY Group, Inc. (x)*	38,637	1,029,290
Rocky Brands, Inc.	9,917	394,697
Steven Madden Ltd.	108,176	5,026,939
Superior Group of Cos., Inc.	16,655	365,411
Unifi, Inc.*	18,714	433,229
Vera Bradley, Inc.*	34,379	292,565
Wolverine World Wide, Inc.	109,042	3,141,500

		29,586,419

Total Consumer Discretionary		451,908,297

Consumer Staples (3.1%)
Beverages (0.4%)
Celsius Holdings, Inc.*	72,583	5,412,514
Coca-Cola Consolidated, Inc.	6,304	3,903,374
Duckhorn Portfolio, Inc. (The)*	48,097	1,122,584
MGP Ingredients, Inc.	19,003	1,615,065
National Beverage Corp.	31,932	1,447,477
NewAge, Inc. (x)*	192,705	198,486
Primo Water Corp.	207,274	3,654,241
Zevia PBC, Class A (x)*	13,753	96,959

		17,450,700

Food & Staples Retailing (0.9%)
Andersons, Inc. (The)	43,029	1,665,653
BJ’s Wholesale Club Holdings, Inc.*	183,780	12,307,747
Chefs’ Warehouse, Inc. (The)*	41,431	1,379,652
HF Foods Group, Inc. (x)*	48,544	410,682
Ingles Markets, Inc., Class A	18,827	1,625,523
MedAvail Holdings, Inc. (x)*	16,962	23,747
Natural Grocers by Vitamin Cottage, Inc.	15,268	217,569
Performance Food Group Co.*	203,275	9,328,290
PriceSmart, Inc.	31,678	2,317,879
Rite Aid Corp.*	79,577	1,168,986
SpartanNash Co.	47,998	1,236,429
Sprouts Farmers Market, Inc.*	151,972	4,510,529
United Natural Foods, Inc.*	74,910	3,676,583
Village Super Market, Inc., Class A	13,196	308,654
Weis Markets, Inc.	22,056	1,453,049

		41,630,972

Food Products (0.9%)
AppHarvest, Inc. (x)*	98,314	382,441
B&G Foods, Inc. (x)	87,213	2,680,055
Calavo Growers, Inc.	22,950	973,080
Cal-Maine Foods, Inc.	54,734	2,024,611
Fresh Del Monte Produce, Inc.	44,172	1,219,147
Hostess Brands, Inc.*	185,288	3,783,581
J & J Snack Foods Corp.	19,769	3,122,711
John B Sanfilippo & Son, Inc.	11,351	1,023,406
Laird Superfood, Inc. (x)*	8,970	116,969
Lancaster Colony Corp.	25,458	4,215,845
Landec Corp.*	39,880	442,668
Limoneira Co.	23,357	350,355
Mission Produce, Inc.*	49,715	780,526
Sanderson Farms, Inc.	27,535	5,261,388
Seneca Foods Corp., Class A*	8,224	394,341
Simply Good Foods Co. (The)*	115,186	4,788,282
Sovos Brands, Inc.*	34,491	519,090
Tattooed Chef, Inc. (x)*	63,332	984,179
Tootsie Roll Industries, Inc.	20,505	742,896
TreeHouse Foods, Inc.*	70,025	2,838,113
Utz Brands, Inc. (x)	79,145	1,262,363
Vita Coco Co., Inc. (The) (x)*	14,782	165,115
Vital Farms, Inc.*	32,932	594,752
Whole Earth Brands, Inc.*	54,091	580,937

		39,246,851

Household Products (0.3%)
Central Garden & Pet Co.*	13,643	718,031
Central Garden & Pet Co., Class A*	54,476	2,606,676
Energizer Holdings, Inc.	91,269	3,659,887
Oil-Dri Corp. of America	7,945	260,040
WD-40 Co.	18,389	4,498,685

		11,743,319

Personal Products (0.5%)
Beauty Health Co. (The) (x)*	116,607	2,817,225
BellRing Brands, Inc., Class A (x)*	52,968	1,511,177
Edgewell Personal Care Co.	73,216	3,346,703
elf Beauty, Inc.*	66,104	2,195,314
Honest Co., Inc. (The) (x)*	114,038	922,568
Inter Parfums, Inc.	23,973	2,562,714
Medifast, Inc.	15,423	3,230,039

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Nature’s Sunshine Products, Inc.	14,458	$267,473
Nu Skin Enterprises, Inc., Class A	67,228	3,411,821
Revlon, Inc., Class A (x)*	12,560	142,430
Thorne HealthTech, Inc. (x)*	9,009	55,946
USANA Health Sciences, Inc.*	16,511	1,670,913
Veru, Inc.*	80,448	473,839

		22,608,162

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	218,530	675,258
Turning Point Brands, Inc.	21,084	796,553
Universal Corp.	32,413	1,780,122
Vector Group Ltd.	190,193	2,183,416

		5,435,349

Total Consumer Staples		138,115,353

Energy (3.9%)
Energy Equipment & Services (0.7%)
Archrock, Inc.	176,582	1,320,833
Aspen Aerogels, Inc.*	28,896	1,438,732
Bristow Group, Inc.*	29,825	944,558
Cactus, Inc., Class A	74,654	2,846,557
ChampionX Corp.*	273,513	5,527,698
DMC Global, Inc.*	24,910	986,685
Dril-Quip, Inc.*	47,077	926,475
Expro Group Holdings NV*	62,316	894,235
FTS International, Inc., Class A*	12,866	337,732
Helix Energy Solutions Group, Inc.*	191,902	598,734
Helmerich & Payne, Inc.	141,492	3,353,360
Liberty Oilfield Services, Inc., Class A*	125,332	1,215,720
Nabors Industries Ltd.*	8,970	727,377
National Energy Services Reunited Corp. (x)*	43,099	407,286
Newpark Resources, Inc.*	140,729	413,743
NexTier Oilfield Solutions, Inc.*	224,881	798,328
Oceaneering International, Inc.*	133,541	1,510,349
Oil States International, Inc.*	81,404	404,578
Patterson-UTI Energy, Inc.	246,707	2,084,674
ProPetro Holding Corp.*	117,070	948,267
RPC, Inc.*	88,495	401,767
Select Energy Services, Inc., Class A*	85,921	535,288
Solaris Oilfield Infrastructure, Inc., Class A	45,998	301,287
TETRA Technologies, Inc.*	177,626	504,458
Tidewater, Inc.*	55,016	589,221
US Silica Holdings, Inc.*	98,607	926,906

		30,944,848

Oil, Gas & Consumable Fuels (3.2%)
Aemetis, Inc. (x)*	33,588	413,132
Alto Ingredients, Inc.*	103,511	497,888
Altus Midstream Co. (x)	4,718	289,261
Antero Resources Corp.*	383,678	6,714,365
Arch Resources, Inc.	20,271	1,851,148
Berry Corp.	90,751	764,123
Brigham Minerals, Inc., Class A	59,480	1,254,433
California Resources Corp.	108,769	4,645,524
Callon Petroleum Co. (x)*	63,743	3,011,857
Centennial Resource Development, Inc., Class A*	235,803	1,410,102
Centrus Energy Corp., Class A*	13,679	682,719
Chesapeake Energy Corp.	140,787	9,083,577
Civitas Resources, Inc.	58,276	2,853,776
Clean Energy Fuels Corp.*	201,319	1,234,085
CNX Resources Corp.*	281,264	3,867,380
Comstock Resources, Inc.*	122,778	993,274
CONSOL Energy, Inc.*	44,085	1,001,170
Crescent Energy, Inc., Class A (x)	42,520	539,154
CVR Energy, Inc.	39,676	666,954
Delek US Holdings, Inc.*	88,029	1,319,555
Denbury, Inc.*	68,348	5,234,773
DHT Holdings, Inc.	190,066	986,442
Dorian LPG Ltd.	43,244	548,766
Earthstone Energy, Inc., Class A*	32,766	358,460
Energy Fuels, Inc. (x)*	198,735	1,516,348
Equitrans Midstream Corp.	554,632	5,734,895
Falcon Minerals Corp.	58,088	282,889
Frontline Ltd. (x)*	167,773	1,186,155
Gevo, Inc. (x)*	256,338	1,097,127
Golar LNG Ltd.*	138,344	1,714,082
Green Plains, Inc.*	53,568	1,862,024
HighPeak Energy, Inc.	6,875	100,650
International Seaways, Inc.	61,648	904,993
Kosmos Energy Ltd.*	601,585	2,081,484
Laredo Petroleum, Inc.*	16,386	985,290
Magnolia Oil & Gas Corp., Class A	188,516	3,557,297
Matador Resources Co.	150,105	5,541,877
Murphy Oil Corp.	196,484	5,130,197
Nordic American Tankers Ltd. (x)	226,798	383,289
Northern Oil and Gas, Inc.	69,241	1,424,980
Oasis Petroleum, Inc.	27,467	3,460,567
Ovintiv, Inc.	351,464	11,844,337
Par Pacific Holdings, Inc.*	59,986	989,169
PBF Energy, Inc., Class A*	126,478	1,640,420
PDC Energy, Inc.	130,714	6,376,229
Peabody Energy Corp.*	113,238	1,140,307
Range Resources Corp.*	320,580	5,715,941
Ranger Oil Corp.*	28,458	766,089
Renewable Energy Group, Inc.*	60,031	2,547,716
REX American Resources Corp.*	7,120	683,520
Riley Exploration Permian, Inc.	3,312	63,988
Scorpio Tankers, Inc.	62,269	797,666
SFL Corp. Ltd.	166,261	1,355,027
SM Energy Co.	162,778	4,798,695
Southwestern Energy Co.*	1,362,589	6,349,665
Talos Energy, Inc.*	53,368	523,006
Teekay Corp. (x)*	100,521	315,636
Teekay Tankers Ltd., Class A (x)*	34,517	376,235
Tellurian, Inc. (x)*	476,051	1,466,237
Uranium Energy Corp. (x)*	343,536	1,150,846
Ur-Energy, Inc. (x)*	261,890	319,506
W&T Offshore, Inc.*	120,419	388,953
Whiting Petroleum Corp.*	52,812	3,415,880
World Fuel Services Corp.	85,756	2,269,961

		142,481,091

Total Energy		173,425,939

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Financials (14.5%)
Banks (7.8%)
1st Source Corp.	22,679	$1,124,878
Allegiance Bancshares, Inc.	25,245	1,065,591
Amalgamated Financial Corp.	18,267	306,338
Amerant Bancorp, Inc.	36,201	1,250,745
American National Bankshares, Inc.	14,008	527,821
Ameris Bancorp	90,244	4,483,322
Arrow Financial Corp.	18,524	652,601
Associated Banc-Corp.	199,376	4,503,904
Atlantic Capital Bancshares, Inc.*	27,445	789,593
Atlantic Union Bankshares Corp.	101,188	3,773,301
Banc of California, Inc.	73,485	1,441,776
BancFirst Corp.	22,944	1,618,929
Bancorp, Inc. (The)*	70,492	1,784,153
Bank First Corp. (x)	9,660	697,838
Bank of Marin Bancorp	18,597	692,366
Bank of NT Butterfield & Son Ltd. (The)	67,356	2,566,937
BankUnited, Inc.	126,440	5,349,676
Banner Corp.	47,671	2,892,200
Bar Harbor Bankshares	19,803	572,901
Berkshire Hills Bancorp, Inc.	68,868	1,957,917
Blue Ridge Bankshares, Inc. (x)	25,107	449,415
Brookline Bancorp, Inc.	100,271	1,623,387
Bryn Mawr Bank Corp.	26,236	1,180,882
Business First Bancshares, Inc.	27,721	784,782
Byline Bancorp, Inc.	35,008	957,469
Cadence Bank	235,064	7,002,557
Cambridge Bancorp	9,149	856,255
Camden National Corp.	19,759	951,593
Capital Bancorp, Inc.	10,394	272,323
Capital City Bank Group, Inc.	18,049	476,494
Capstar Financial Holdings, Inc.	24,584	517,002
Carter Bankshares, Inc.*	34,878	536,772
Cathay General Bancorp	99,405	4,273,421
CBTX, Inc.	25,770	747,330
Central Pacific Financial Corp.	32,457	914,314
CIT Group, Inc.	133,119	6,834,329
Citizens & Northern Corp.	20,489	535,173
City Holding Co.	20,466	1,673,914
Civista Bancshares, Inc.	19,906	485,706
CNB Financial Corp.	21,558	571,287
Coastal Financial Corp.*	13,987	708,022
Columbia Banking System, Inc.	104,180	3,408,770
Community Bank System, Inc.	73,312	5,460,278
Community Trust Bancorp, Inc.	20,994	915,548
ConnectOne Bancorp, Inc.	50,014	1,635,958
CrossFirst Bankshares, Inc.*	63,361	989,065
Customers Bancorp, Inc.*	41,477	2,711,351
CVB Financial Corp.	176,867	3,786,722
Dime Community Bancshares, Inc.	46,135	1,622,107
Eagle Bancorp, Inc.	41,968	2,448,413
Eastern Bankshares, Inc.	230,904	4,657,334
Enterprise Bancorp, Inc.	12,429	558,311
Enterprise Financial Services Corp.	48,351	2,276,849
Equity Bancshares, Inc., Class A	19,569	663,976
Farmers National Banc Corp.	39,932	740,739
FB Financial Corp.	45,412	1,989,954
Fidelity D&D Bancorp, Inc. (x)	5,808	342,672
Financial Institutions, Inc.	20,997	667,705
First Bancorp (Nasdaq Stock Exchange)	40,773	1,864,142
First Bancorp (Quotrix Stock Exchange)	277,933	3,829,917
First Bancorp, Inc. (The)	15,567	488,804
First Bancshares, Inc. (The)	28,471	1,099,550
First Bank	20,896	303,201
First Busey Corp.	67,415	1,828,295
First Commonwealth Financial Corp.	132,401	2,130,332
First Community Bankshares, Inc.	22,332	746,335
First Financial Bancorp	137,265	3,346,521
First Financial Bankshares, Inc.	174,141	8,853,328
First Financial Corp.	14,486	656,071
First Foundation, Inc.	51,862	1,289,289
First Internet Bancorp	12,931	608,274
First Interstate BancSystem, Inc., Class A	55,033	2,238,192
First Merchants Corp.	76,464	3,203,077
First Mid Bancshares, Inc.	22,449	960,593
First Midwest Bancorp, Inc.	154,809	3,170,488
First of Long Island Corp. (The)	30,252	653,141
Five Star Bancorp (x)	16,708	501,240
Flushing Financial Corp.	39,700	964,710
Fulton Financial Corp.	213,154	3,623,618
German American Bancorp, Inc.	34,448	1,342,783
Glacier Bancorp, Inc.	147,783	8,379,296
Great Southern Bancorp, Inc.	13,809	818,183
Great Western Bancorp, Inc.	73,094	2,482,272
Guaranty Bancshares, Inc.	10,702	402,181
Hancock Whitney Corp.	116,684	5,836,534
Hanmi Financial Corp.	41,036	971,732
HarborOne Bancorp, Inc.	64,164	952,194
HBT Financial, Inc.	15,059	282,055
Heartland Financial USA, Inc.	54,046	2,735,268
Heritage Commerce Corp.	76,236	910,258
Heritage Financial Corp.	47,730	1,166,521
Hilltop Holdings, Inc.	82,474	2,898,136
Home BancShares, Inc.	204,504	4,979,672
HomeStreet, Inc.	28,062	1,459,224
HomeTrust Bancshares, Inc.	20,053	621,242
Hope Bancorp, Inc.	161,381	2,373,915
Horizon Bancorp, Inc.	57,563	1,200,189
Howard Bancorp, Inc.*	15,666	341,362
Independent Bank Corp.	27,058	645,874
Independent Bank Corp./MA	65,594	5,347,879
Independent Bank Group, Inc.	50,466	3,641,122
International Bancshares Corp.	72,097	3,056,192
Investors Bancorp, Inc.	300,452	4,551,848
Lakeland Bancorp, Inc.	65,562	1,245,022
Lakeland Financial Corp.	32,569	2,610,080
Live Oak Bancshares, Inc.	42,766	3,733,044
Macatawa Bank Corp.	40,354	355,922
Mercantile Bank Corp.	20,563	720,322
Meta Financial Group, Inc.	41,102	2,452,145
Metrocity Bankshares, Inc.	26,641	733,427
Metropolitan Bank Holding Corp.*	13,147	1,400,550
Mid Penn Bancorp, Inc.	18,521	587,857

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Midland States Bancorp, Inc.	28,444	$705,127
MidWestOne Financial Group, Inc.	19,067	617,199
MVB Financial Corp.	14,241	591,286
National Bank Holdings Corp., Class A	38,820	1,705,751
NBT Bancorp, Inc.	57,659	2,221,025
Nicolet Bankshares, Inc.*	16,773	1,438,285
Northrim BanCorp, Inc.	8,038	349,331
OceanFirst Financial Corp.	78,763	1,748,539
OFG Bancorp	68,177	1,810,781
Old National Bancorp	231,487	4,194,544
Old Second Bancorp, Inc.	38,767	488,077
Origin Bancorp, Inc.	30,274	1,299,360
Orrstown Financial Services, Inc.	16,738	421,798
Pacific Premier Bancorp, Inc.	123,056	4,925,932
Park National Corp.	19,369	2,659,557
Peapack-Gladstone Financial Corp.	24,548	868,999
Peoples Bancorp, Inc.	33,694	1,071,806
Peoples Financial Services Corp.	10,574	557,144
Preferred Bank	13,651	980,005
Primis Financial Corp.	30,488	458,540
QCR Holdings, Inc.	20,510	1,148,560
RBB Bancorp	20,599	539,694
Red River Bancshares, Inc.	6,076	325,066
Reliant Bancorp, Inc.	20,017	710,604
Renasant Corp.	75,052	2,848,223
Republic Bancorp, Inc., Class A	12,492	635,093
Republic First Bancorp, Inc.*	72,334	269,082
S&T Bancorp, Inc.	50,813	1,601,626
Sandy Spring Bancorp, Inc.	60,017	2,885,617
Seacoast Banking Corp. of Florida	69,808	2,470,505
ServisFirst Bancshares, Inc. (x)	66,942	5,686,053
Sierra Bancorp	18,826	511,126
Silvergate Capital Corp., Class A*	37,283	5,525,341
Simmons First National Corp., Class A	146,344	4,328,856
SmartFinancial, Inc.	18,559	507,774
South Plains Financial, Inc.	14,063	391,092
Southern First Bancshares, Inc.*	10,776	673,392
Southside Bancshares, Inc.	42,175	1,763,759
SouthState Corp.	93,657	7,502,862
Spirit of Texas Bancshares, Inc.	17,175	494,296
Stock Yards Bancorp, Inc.	32,297	2,063,132
Summit Financial Group, Inc.	17,374	476,916
Texas Capital Bancshares, Inc.*	68,236	4,111,219
Third Coast Bancshares, Inc.*	4,736	123,041
Tompkins Financial Corp.	19,066	1,593,536
Towne Bank	90,026	2,843,921
TriCo Bancshares	37,603	1,615,425
TriState Capital Holdings, Inc.*	39,393	1,192,032
Triumph Bancorp, Inc.*	31,556	3,757,688
Trustmark Corp.	86,869	2,819,768
UMB Financial Corp.	58,718	6,230,567
United Bankshares, Inc.	176,866	6,416,698
United Community Banks, Inc.	120,879	4,344,391
Univest Financial Corp.	40,475	1,211,012
Valley National Bancorp	539,929	7,424,024
Veritex Holdings, Inc.	65,270	2,596,441
Washington Trust Bancorp, Inc.	23,724	1,337,322
WesBanco, Inc.	82,265	2,878,452
West BanCorp, Inc.	21,552	669,621
Westamerica Bancorp	36,133	2,085,958

		344,597,256

Capital Markets (1.5%)
Artisan Partners Asset Management, Inc., Class A	78,484	3,738,978
AssetMark Financial Holdings, Inc.*	24,403	639,603
Associated Capital Group, Inc., Class A	3,173	136,439
B Riley Financial, Inc.	27,208	2,417,703
BGC Partners, Inc., Class A	424,107	1,972,098
Blucora, Inc.*	65,196	1,129,195
Brightsphere Investment Group, Inc.	79,538	2,036,173
Cohen & Steers, Inc.	33,344	3,084,653
Cowen, Inc., Class A	35,372	1,276,929
Diamond Hill Investment Group, Inc.	4,054	787,408
Donnelley Financial Solutions, Inc.*	40,057	1,888,287
Federated Hermes, Inc.	131,360	4,936,509
Focus Financial Partners, Inc., Class A*	79,882	4,770,553
GAMCO Investors, Inc., Class A	6,815	170,239
GCM Grosvenor, Inc., Class A (x)	59,581	625,600
Greenhill & Co., Inc.	21,249	380,995
Hamilton Lane, Inc., Class A	46,254	4,792,839
Houlihan Lokey, Inc.	68,496	7,090,706
Moelis & Co., Class A	82,020	5,127,070
Open Lending Corp., Class A*	139,808	3,142,884
Oppenheimer Holdings, Inc., Class A	13,369	619,921
Piper Sandler Cos.	23,459	4,187,666
PJT Partners, Inc., Class A	32,478	2,406,295
Pzena Investment Management, Inc., Class A	26,052	246,712
Sculptor Capital Management, Inc.	31,204	666,205
StepStone Group, Inc., Class A	54,041	2,246,484
StoneX Group, Inc.*	22,506	1,378,493
Value Line, Inc.	1,697	79,454
Virtus Investment Partners, Inc.	9,945	2,954,659
WisdomTree Investments, Inc.	180,501	1,104,666

		66,035,416

Consumer Finance (0.8%)
Atlanticus Holdings Corp.*	6,639	473,494
Curo Group Holdings Corp.	28,331	453,579
Encore Capital Group, Inc.*	39,101	2,428,563
Enova International, Inc.*	49,913	2,044,437
EZCORP, Inc., Class A*	62,292	459,092
FirstCash Holdings, Inc.	54,090	4,046,473
Green Dot Corp., Class A*	72,706	2,634,865
LendingClub Corp.*	132,580	3,205,784
LendingTree, Inc.*	15,762	1,932,421
Navient Corp.	212,165	4,502,141
Nelnet, Inc., Class A	23,090	2,255,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Oportun Financial Corp.*	30,428	$616,167
PRA Group, Inc.*	57,979	2,911,126
PROG Holdings, Inc.*	87,390	3,942,163
Regional Management Corp.	10,278	590,574
World Acceptance Corp.*	5,698	1,398,460

		33,894,770

Diversified Financial Services (0.1%)
Alerus Financial Corp.	21,004	614,997
A-Mark Precious Metals, Inc.	12,635	771,999
Banco Latinoamericano de Comercio Exterior SA, Class E	37,965	630,219
Cannae Holdings, Inc.*	115,339	4,054,166
Marlin Business Services Corp.	10,886	253,426

		6,324,807

Insurance (1.8%)
Ambac Financial Group, Inc.*	61,005	979,130
American Equity Investment Life Holding Co.	111,295	4,331,601
American National Group, Inc.	10,106	1,908,417
AMERISAFE, Inc.	25,936	1,396,135
Argo Group International Holdings Ltd.	42,697	2,481,123
Bright Health Group, Inc. (x)*	79,632	273,934
BRP Group, Inc., Class A*	61,624	2,225,243
Citizens, Inc. (x)*	76,281	405,052
CNO Financial Group, Inc.	165,828	3,953,339
Crawford & Co., Class A	21,826	163,477
Donegal Group, Inc., Class A	21,080	301,233
eHealth, Inc.*	33,108	844,254
Employers Holdings, Inc.	38,740	1,603,061
Enstar Group Ltd.*	16,740	4,144,657
Genworth Financial, Inc., Class A*	690,516	2,796,590
Goosehead Insurance, Inc., Class A	24,321	3,163,676
Greenlight Capital Re Ltd., Class A*	35,234	276,234
HCI Group, Inc.	7,594	634,403
Heritage Insurance Holdings, Inc.	41,853	246,096
Horace Mann Educators Corp.	56,458	2,184,925
Independence Holding Co.	5,741	325,400
Investors Title Co.	1,741	343,238
James River Group Holdings Ltd.	48,091	1,385,502
Kinsale Capital Group, Inc.	28,835	6,859,558
Maiden Holdings Ltd.*	100,615	307,882
MBIA, Inc.*	64,280	1,014,981
MetroMile, Inc. (x)*	129,120	282,773
National Western Life Group, Inc., Class A	3,346	717,516
NI Holdings, Inc.*	11,494	217,351
Palomar Holdings, Inc.*	33,501	2,169,860
ProAssurance Corp.	71,907	1,819,247
RLI Corp.	53,972	6,050,261
Safety Insurance Group, Inc.	19,374	1,647,371
Selective Insurance Group, Inc.	79,682	6,529,143
Selectquote, Inc.*	181,470	1,644,118
SiriusPoint Ltd.*	117,478	955,096
State Auto Financial Corp.	23,329	1,205,876
Stewart Information Services Corp.	36,883	2,940,682
Tiptree, Inc.	32,864	454,509
Trean Insurance Group, Inc.*	25,536	227,526
Trupanion, Inc.*	51,199	6,759,804
United Fire Group, Inc.	26,286	609,572
United Insurance Holdings Corp.	35,729	155,064
Universal Insurance Holdings, Inc.	36,346	617,882

		79,552,792

Mortgage Real Estate Investment Trusts (REITs) (1.1%)
AFC Gamma, Inc. (REIT) (x)	16,631	378,522
Angel Oak Mortgage, Inc. (REIT)	9,742	159,574
Apollo Commercial Real Estate Finance, Inc. (REIT)	191,557	2,520,890
Arbor Realty Trust, Inc. (REIT) (x)	192,971	3,535,229
Ares Commercial Real Estate Corp. (REIT)	54,588	793,709
ARMOUR Residential REIT, Inc. (REIT) (x)	93,755	919,737
Blackstone Mortgage Trust, Inc. (REIT), Class A	210,927	6,458,585
BrightSpire Capital, Inc. (REIT)	113,193	1,161,360
Broadmark Realty Capital, Inc. (REIT)	173,100	1,632,333
Chimera Investment Corp. (REIT)	315,919	4,764,058
Dynex Capital, Inc. (REIT) (x)	44,005	735,323
Ellington Financial, Inc. (REIT)	72,190	1,233,727
Franklin BSP Realty Trust, Inc. (REIT)	43,141	644,526
Granite Point Mortgage Trust, Inc. (REIT)	79,249	928,006
Great Ajax Corp. (REIT)	31,399	413,211
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	102,812	5,461,373
Invesco Mortgage Capital, Inc. (REIT)	367,072	1,020,460
KKR Real Estate Finance Trust, Inc. (REIT)	46,784	974,511
Ladder Capital Corp. (REIT)	152,370	1,826,916
MFA Financial, Inc. (REIT)	598,888	2,730,929
New York Mortgage Trust, Inc. (REIT)	501,994	1,867,418
Orchid Island Capital, Inc. (REIT) (x)	182,220	819,990
PennyMac Mortgage Investment Trust (REIT)‡	132,844	2,302,187
Ready Capital Corp. (REIT)	78,930	1,233,676
Redwood Trust, Inc. (REIT)	152,226	2,007,861
TPG RE Finance Trust, Inc. (REIT)	84,858	1,045,451
Two Harbors Investment Corp. (REIT)	461,378	2,662,151

		50,231,713

Thrifts & Mortgage Finance (1.4%)
Axos Financial, Inc.*	76,832	4,295,677
Blue Foundry Bancorp*	37,576	549,737
Bridgewater Bancshares, Inc.*	26,923	476,268
Capitol Federal Financial, Inc.	172,510	1,954,538
Columbia Financial, Inc.*	50,923	1,062,254
Essent Group Ltd.	145,275	6,614,371

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Federal Agricultural Mortgage Corp., Class C	12,254	$1,518,638
Finance of America Cos., Inc., Class A (x)*	24,785	98,397
Flagstar Bancorp, Inc.	70,679	3,388,351
FS Bancorp, Inc.	9,573	321,940
Hingham Institution For Savings (The)	1,839	772,159
Home Bancorp, Inc.	10,031	416,387
Home Point Capital, Inc. (x)	11,260	50,670
Kearny Financial Corp.	91,621	1,213,978
Luther Burbank Corp.	20,719	290,895
Merchants Bancorp	14,252	674,547
Mr Cooper Group, Inc.*	82,955	3,451,758
NMI Holdings, Inc., Class A*	112,863	2,466,057
Northfield Bancorp, Inc.	56,677	915,900
Northwest Bancshares, Inc.	169,559	2,400,956
Ocwen Financial Corp.*	11,826	472,685
PCSB Financial Corp.	19,645	374,041
PennyMac Financial Services, Inc.‡	41,889	2,923,014
Pioneer Bancorp, Inc.*	18,430	208,628
Premier Financial Corp.	49,604	1,533,260
Provident Bancorp, Inc.	20,588	382,937
Provident Financial Services, Inc.	102,438	2,481,048
Radian Group, Inc.	241,631	5,105,663
Southern Missouri Bancorp, Inc.	10,808	563,853
TrustCo Bank Corp.	26,075	868,558
Velocity Financial, Inc.*	12,412	170,044
Walker & Dunlop, Inc.	39,212	5,916,307
Washington Federal, Inc.	87,071	2,906,430
Waterstone Financial, Inc.	28,670	626,726
WSFS Financial Corp.	63,926	3,203,971

		60,670,643

Total Financials		641,307,397

Health Care (16.3%)
Biotechnology (7.6%)
2seventy bio, Inc. (x)*	30,183	773,590
4D Molecular Therapeutics, Inc.*	37,442	821,477
89bio, Inc. (x)*	11,852	154,906
ACADIA Pharmaceuticals, Inc.*	162,687	3,797,115
Acumen Pharmaceuticals, Inc. (x)*	13,167	89,009
Adagio Therapeutics, Inc. (x)*	29,810	216,421
Adicet Bio, Inc.*	30,271	529,440
Adverum Biotechnologies, Inc. (x)*	121,536	213,903
Aeglea BioTherapeutics, Inc.*	67,802	322,060
Aerovate Therapeutics, Inc. (x)*	11,795	139,063
Affimed NV*	155,271	857,096
Agenus, Inc.*	285,319	918,727
Agios Pharmaceuticals, Inc.*	72,845	2,394,415
Akebia Therapeutics, Inc.*	220,383	498,066
Akero Therapeutics, Inc.*	34,468	728,998
Akouos, Inc. (x)*	29,878	253,963
Albireo Pharma, Inc.*	22,620	526,820
Aldeyra Therapeutics, Inc.*	70,243	280,972
Alector, Inc.*	77,790	1,606,363
Aligos Therapeutics, Inc. (x)*	27,155	322,330
Alkermes plc*	215,057	5,002,226
Allakos, Inc.*	46,892	459,073
Allogene Therapeutics, Inc.*	87,438	1,304,575
Allovir, Inc.*	37,671	487,463
Alpine Immune Sciences, Inc. (x)*	16,811	232,832
Altimmune, Inc.*	53,140	486,762
ALX Oncology Holdings, Inc.*	24,143	518,833
Amicus Therapeutics, Inc.*	353,144	4,078,813
AnaptysBio, Inc.*	23,873	829,587
Anavex Life Sciences Corp. (x)*	89,859	1,558,155
Anika Therapeutics, Inc.*	19,348	693,239
Annexon, Inc.*	41,038	471,527
Apellis Pharmaceuticals, Inc.*	95,829	4,530,795
Applied Molecular Transport, Inc. (x)*	34,161	477,571
Applied Therapeutics, Inc.*	25,634	229,424
AquaBounty Technologies, Inc.*	75,956	159,508
Arbutus Biopharma Corp. (x)*	113,038	439,718
Arcturus Therapeutics Holdings, Inc. (x)*	27,540	1,019,255
Arcus Biosciences, Inc.*	60,986	2,468,103
Arcutis Biotherapeutics, Inc.*	40,033	830,284
Ardelyx, Inc.*	123,172	135,489
Arena Pharmaceuticals, Inc.*	82,836	7,698,778
Arrowhead Pharmaceuticals, Inc.*	135,892	9,009,640
Atara Biotherapeutics, Inc.*	113,306	1,785,703
Athenex, Inc. (x)*	113,172	153,914
Athersys, Inc. (x)*	280,495	253,175
Atossa Therapeutics, Inc. (x)*	169,320	270,912
Atreca, Inc., Class A (x)*	47,181	142,958
Aura Biosciences, Inc.*	6,437	109,300
Avalo Therapeutics, Inc.*	75,253	127,930
Avid Bioservices, Inc.*	81,238	2,370,525
Avidity Biosciences, Inc.*	47,328	1,124,987
Avita Medical, Inc. (x)*	34,553	413,945
Avrobio, Inc.*	52,923	203,754
Beam Therapeutics, Inc.*	68,622	5,468,487
Beyondspring, Inc. (x)*	27,918	126,469
BioAtla, Inc.*	17,819	349,787
BioCryst Pharmaceuticals, Inc.*	241,362	3,342,864
Biohaven Pharmaceutical Holding Co. Ltd.*	75,246	10,369,651
Biomea Fusion, Inc. (x)*	29,063	216,519
Bioxcel Therapeutics, Inc.*	20,965	426,218
Black Diamond Therapeutics, Inc. (x)*	26,639	141,986
Bluebird Bio, Inc.*	90,551	904,604
Blueprint Medicines Corp.*	78,445	8,402,244
Bolt Biotherapeutics, Inc. (x)*	32,504	159,270
Bridgebio Pharma, Inc. (x)*	142,245	2,372,647
Brooklyn ImmunoTherapeutics, Inc. (x)*	34,455	143,677
C4 Therapeutics, Inc.*	51,793	1,667,735
Cardiff Oncology, Inc. (x)*	52,332	314,515
CareDx, Inc.*	68,087	3,096,597
Caribou Biosciences, Inc.*	25,448	384,010
Catalyst Pharmaceuticals, Inc.*	130,638	884,419
Celcuity, Inc. (x)*	11,536	152,160
Celldex Therapeutics, Inc.*	61,646	2,382,001
CEL-SCI Corp. (x)*	54,267	385,296
Century Therapeutics, Inc. (x)*	14,009	222,183

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Cerevel Therapeutics Holdings, Inc.*	53,831	$1,745,201
ChemoCentryx, Inc.*	72,384	2,635,501
Chimerix, Inc.*	105,654	679,355
Chinook Therapeutics, Inc.*	52,383	854,367
Clene, Inc. (x)*	33,118	135,784
Clovis Oncology, Inc. (x)*	144,169	390,698
Codiak Biosciences, Inc. (x)*	22,726	253,168
Cogent Biosciences, Inc. (x)*	53,777	461,407
Coherus Biosciences, Inc.*	85,076	1,357,813
Cortexyme, Inc. (x)*	28,874	364,390
Crinetics Pharmaceuticals, Inc.*	61,784	1,755,283
Cue Biopharma, Inc.*	45,444	513,972
Cullinan Oncology, Inc. (x)*	35,071	541,146
Curis, Inc.*	125,347	596,652
Cyteir Therapeutics, Inc. (x)*	10,976	124,797
Cytokinetics, Inc.*	106,973	4,875,829
CytomX Therapeutics, Inc.*	94,781	410,402
Day One Biopharmaceuticals, Inc. (x)*	13,210	222,589
Deciphera Pharmaceuticals, Inc.*	53,724	524,883
Denali Therapeutics, Inc.*	123,207	5,495,032
DermTech, Inc. (x)*	34,310	542,098
Design Therapeutics, Inc.*	35,649	763,245
Dynavax Technologies Corp. (x)*	144,693	2,035,831
Dyne Therapeutics, Inc. (x)*	43,465	516,799
Eagle Pharmaceuticals, Inc.*	15,331	780,655
Editas Medicine, Inc.*	92,151	2,446,609
Eiger BioPharmaceuticals, Inc.*	48,550	251,974
Eliem Therapeutics, Inc. (x)*	9,258	96,839
Emergent BioSolutions, Inc.*	65,679	2,855,066
Enanta Pharmaceuticals, Inc.*	25,869	1,934,484
Entrada Therapeutics, Inc. (x)*	12,279	210,216
Epizyme, Inc.*	129,948	324,870
Erasca, Inc. (x)*	27,060	421,595
Evelo Biosciences, Inc. (x)*	43,956	266,813
Exagen, Inc.*	15,681	182,370
Fate Therapeutics, Inc.*	108,806	6,366,239
FibroGen, Inc.*	114,310	1,611,771
Finch Therapeutics Group, Inc. (x)*	10,954	109,211
Foghorn Therapeutics, Inc. (x)*	28,310	647,450
Forma Therapeutics Holdings, Inc.*	46,508	661,344
Forte Biosciences, Inc. (x)*	16,328	34,942
Fortress Biotech, Inc.*	109,682	274,205
Frequency Therapeutics, Inc. (x)*	37,976	194,817
G1 Therapeutics, Inc. (x)*	56,742	579,336
Gemini Therapeutics, Inc. (x)*	31,705	92,262
Generation Bio Co.*	57,298	405,670
Geron Corp. (x)*	409,212	499,239
Global Blood Therapeutics, Inc.*	81,440	2,383,749
Gossamer Bio, Inc.*	83,357	942,768
Graphite Bio, Inc.*	20,160	250,589
Greenwich Lifesciences, Inc. (x)*	5,841	142,112
Gritstone bio, Inc. (x)*	58,441	751,551
GT Biopharma, Inc. (x)*	34,513	105,265
Halozyme Therapeutics, Inc.*	185,622	7,463,861
Harpoon Therapeutics, Inc.*	20,644	155,862
Heron Therapeutics, Inc. (x)*	121,024	1,104,949
Homology Medicines, Inc.*	54,739	199,250
Hookipa Pharma, Inc.*	26,012	60,608
Humanigen, Inc. (x)*	64,913	241,476
iBio, Inc. (x)*	329,363	180,820
Icosavax, Inc. (x)*	17,596	402,596
Ideaya Biosciences, Inc.*	43,058	1,017,891
IGM Biosciences, Inc. (x)*	11,671	342,310
Imago Biosciences, Inc. (x)*	11,545	273,732
Immuneering Corp., Class A (x)*	9,024	145,918
Immunic, Inc. (x)*	22,448	214,827
ImmunityBio, Inc. (x)*	96,798	588,532
ImmunoGen, Inc.*	265,170	1,967,561
Immunovant, Inc.*	53,745	457,907
Impel Neuropharma, Inc. (x)*	7,222	62,326
Infinity Pharmaceuticals, Inc.*	126,689	285,050
Inhibrx, Inc.*	37,404	1,633,433
Inovio Pharmaceuticals, Inc. (x)*	272,747	1,361,008
Inozyme Pharma, Inc.*	18,509	126,231
Insmed, Inc.*	158,331	4,312,936
Instil Bio, Inc. (x)*	72,487	1,240,253
Intellia Therapeutics, Inc.*	93,289	11,030,491
Intercept Pharmaceuticals, Inc. (x)*	33,479	545,373
Invitae Corp. (x)*	269,970	4,122,442
Ironwood Pharmaceuticals, Inc.*	195,442	2,278,854
iTeos Therapeutics, Inc.*	26,079	1,214,238
IVERIC bio, Inc.*	154,233	2,578,776
Janux Therapeutics, Inc.*	16,473	325,012
Jounce Therapeutics, Inc.*	47,712	398,395
KalVista Pharmaceuticals, Inc.*	29,319	387,890
Karuna Therapeutics, Inc.*	29,846	3,909,826
Karyopharm Therapeutics, Inc. (x)*	95,348	613,088
Keros Therapeutics, Inc.*	20,491	1,198,928
Kezar Life Sciences, Inc.*	45,152	754,941
Kiniksa Pharmaceuticals Ltd., Class A (x)*	41,394	487,207
Kinnate Biopharma, Inc. (x)*	32,021	567,412
Kodiak Sciences, Inc.*	45,217	3,833,497
Kronos Bio, Inc. (x)*	52,041	707,237
Krystal Biotech, Inc.*	24,042	1,681,738
Kura Oncology, Inc.*	85,750	1,200,500
Kymera Therapeutics, Inc.*	46,201	2,933,301
Lexicon Pharmaceuticals, Inc. (x)*	98,251	387,109
Ligand Pharmaceuticals, Inc.*	20,536	3,171,991
Lineage Cell Therapeutics, Inc. (x)*	175,508	429,995
Lyell Immunopharma, Inc. (x)*	32,246	249,584
MacroGenics, Inc.*	80,494	1,291,929
Madrigal Pharmaceuticals, Inc.*	16,432	1,392,448
Magenta Therapeutics, Inc.*	33,599	148,844
MannKind Corp. (x)*	335,684	1,466,939
MEI Pharma, Inc.*	141,296	377,260
MeiraGTx Holdings plc*	36,710	871,495
Mersana Therapeutics, Inc.*	99,671	619,954
MiMedx Group, Inc.*	145,090	876,344
MiNK Therapeutics, Inc. (x)*	2,618	11,676
Mirum Pharmaceuticals, Inc.*	4,833	77,086
Molecular Templates, Inc. (x)*	40,745	159,720
Monte Rosa Therapeutics, Inc. (x)*	14,999	306,280

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Morphic Holding, Inc.*	26,717	$1,265,851
Mustang Bio, Inc.*	100,729	167,210
Myriad Genetics, Inc.*	103,584	2,858,918
Neoleukin Therapeutics, Inc.*	40,931	197,287
NexImmune, Inc. (x)*	24,538	113,120
Nkarta, Inc.*	20,419	313,432
Nurix Therapeutics, Inc.*	41,524	1,202,120
Nuvalent, Inc., Class A (x)*	14,042	267,360
Ocugen, Inc. (x)*	251,277	1,143,310
Olema Pharmaceuticals, Inc. (x)*	34,194	320,056
Omega Therapeutics, Inc. (x)*	10,527	119,271
Oncocyte Corp.*	80,667	175,047
Oncorus, Inc. (x)*	29,559	155,776
Oncternal Therapeutics, Inc.*	64,051	145,396
OPKO Health, Inc. (x)*	537,528	2,585,510
Organogenesis Holdings, Inc.*	55,202	510,066
ORIC Pharmaceuticals, Inc.*	42,709	627,822
Outlook Therapeutics, Inc. (x)*	126,751	172,381
Oyster Point Pharma, Inc. (x)*	16,081	293,639
Passage Bio, Inc.*	53,677	340,849
PMV Pharmaceuticals, Inc.*	35,165	812,311
Portage Biotech, Inc. (x)*	5,218	55,989
Poseida Therapeutics, Inc.*	38,556	262,566
Praxis Precision Medicines, Inc.*	45,485	896,055
Precigen, Inc. (x)*	137,273	509,283
Precision BioSciences, Inc.*	67,751	501,357
Prelude Therapeutics, Inc. (x)*	15,061	187,509
Prometheus Biosciences, Inc. (x)*	40,179	1,588,678
Protagonist Therapeutics, Inc.*	59,834	2,046,323
Prothena Corp. plc*	46,835	2,313,649
PTC Therapeutics, Inc.*	92,371	3,679,137
Puma Biotechnology, Inc.*	48,950	148,808
Pyxis Oncology, Inc.*	14,253	156,355
Radius Health, Inc.*	66,220	458,242
Rallybio Corp. (x)*	9,655	92,109
RAPT Therapeutics, Inc.*	26,008	955,274
Recursion Pharmaceuticals, Inc., Class A (x)*	154,517	2,646,876
REGENXBIO, Inc.*	52,916	1,730,353
Relay Therapeutics, Inc.*	93,801	2,880,629
Reneo Pharmaceuticals, Inc.*	11,663	99,719
Replimune Group, Inc.*	38,747	1,050,044
REVOLUTION Medicines, Inc.*	79,588	2,003,230
Rhythm Pharmaceuticals, Inc.*	63,757	636,295
Rigel Pharmaceuticals, Inc.*	237,341	628,954
Rocket Pharmaceuticals, Inc.*	57,493	1,255,072
Rubius Therapeutics, Inc. (x)*	65,255	631,668
Sana Biotechnology, Inc. (x)*	116,215	1,799,008
Sangamo Therapeutics, Inc.*	153,882	1,154,115
Scholar Rock Holding Corp. (x)*	39,358	977,653
Selecta Biosciences, Inc.*	129,279	421,450
Sensei Biotherapeutics, Inc. (x)*	30,047	174,273
Sera Prognostics, Inc., Class A (x)*	6,094	41,866
Seres Therapeutics, Inc.*	93,305	777,231
Sesen Bio, Inc. (x)*	247,426	201,652
Shattuck Labs, Inc.*	38,500	327,635
Sigilon Therapeutics, Inc.*	11,879	32,786
Silverback Therapeutics, Inc. (x)*	19,515	129,970
Solid Biosciences, Inc.*	86,298	151,022
Sorrento Therapeutics, Inc. (x)*	400,496	1,862,306
Spectrum Pharmaceuticals, Inc.*	212,619	270,026
Spero Therapeutics, Inc.*	31,462	503,707
SpringWorks Therapeutics, Inc.*	39,435	2,444,181
Spruce Biosciences, Inc. (x)*	9,956	44,404
SQZ Biotechnologies Co. (x)*	32,950	294,244
Stoke Therapeutics, Inc.*	27,627	662,772
Summit Therapeutics, Inc. (x)*	32,532	87,511
Surface Oncology, Inc.*	48,156	230,186
Sutro Biopharma, Inc.*	58,128	864,945
Syndax Pharmaceuticals, Inc.*	60,280	1,319,529
Syros Pharmaceuticals, Inc. (x)*	69,840	227,678
Talaris Therapeutics, Inc. (x)*	28,574	436,896
Taysha Gene Therapies, Inc. (x)*	32,219	375,351
TCR2 Therapeutics, Inc.*	40,517	188,809
Tenaya Therapeutics, Inc. (x)*	16,854	319,383
TG Therapeutics, Inc.*	172,997	3,286,943
Tonix Pharmaceuticals Holding Corp. (x)*	472,816	169,126
Travere Therapeutics, Inc.*	78,574	2,438,937
Trevena, Inc. (x)*	236,687	137,870
Turning Point Therapeutics, Inc.*	62,000	2,957,400
Twist Bioscience Corp.*	63,800	4,937,482
Tyra Biosciences, Inc. (x)*	16,300	229,341
UroGen Pharma Ltd. (x)*	24,390	231,949
Vanda Pharmaceuticals, Inc.*	72,367	1,135,438
Vaxart, Inc. (x)*	172,892	1,084,033
Vaxcyte, Inc. (x)*	54,154	1,288,324
VBI Vaccines, Inc.*	269,493	630,614
Vera Therapeutics, Inc. (x)*	13,268	354,521
Veracyte, Inc.*	91,046	3,751,095
Verastem, Inc.*	245,632	503,546
Vericel Corp.*	63,181	2,483,013
Verve Therapeutics, Inc. (x)*	21,953	809,407
Viking Therapeutics, Inc. (x)*	99,006	455,428
Vincerx Pharma, Inc. (x)*	14,770	150,506
Vir Biotechnology, Inc.*	80,590	3,374,303
Viracta Therapeutics, Inc. (x)*	52,471	191,519
VistaGen Therapeutics, Inc. (x)*	276,890	539,935
Vor BioPharma, Inc. (x)*	25,437	295,578
Werewolf Therapeutics, Inc.*	35,403	421,650
XBiotech, Inc. (x)	24,360	271,127
Xencor, Inc.*	74,754	2,999,130
Xilio Therapeutics, Inc.*	9,947	159,152
XOMA Corp. (x)*	9,360	195,156
Y-mAbs Therapeutics, Inc.*	46,851	759,455
Zentalis Pharmaceuticals, Inc.*	48,122	4,045,135
ZIOPHARM Oncology, Inc. (x)*	322,792	351,843

		335,664,667

Health Care Equipment & Supplies (2.9%)
Accelerate Diagnostics, Inc. (x)*	42,364	221,140
Accuray, Inc.*	114,722	547,224
Acutus Medical, Inc. (x)*	17,649	60,183
Alphatec Holdings, Inc.*	99,630	1,138,771
AngioDynamics, Inc.*	49,205	1,357,074
Apyx Medical Corp.*	41,812	536,030
Asensus Surgical, Inc. (x)*	338,653	375,905
Aspira Women’s Health, Inc. (x)*	105,220	186,239
AtriCure, Inc.*	60,537	4,209,138
Atrion Corp.	1,869	1,317,458
Avanos Medical, Inc.*	64,651	2,241,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Axogen, Inc.*	51,831	$485,656
Axonics, Inc.*	61,679	3,454,024
BioLife Solutions, Inc.*	13,924	518,947
Bioventus, Inc., Class A*	37,583	544,578
Butterfly Network, Inc. (x)*	167,398	1,119,893
Cardiovascular Systems, Inc.*	52,112	978,663
Cerus Corp.*	225,499	1,535,648
ClearPoint Neuro, Inc. (x)*	27,234	305,566
CONMED Corp.	38,932	5,519,000
CryoLife, Inc.*	50,975	1,037,341
CryoPort, Inc.*	54,544	3,227,368
Cue Health, Inc. (x)*	19,546	262,112
Cutera, Inc.*	23,579	974,284
CVRx, Inc. (x)*	10,892	133,209
CytoSorbents Corp. (x)*	63,211	264,854
DarioHealth Corp. (x)*	19,511	253,058
Eargo, Inc.*	27,939	142,489
Glaukos Corp.*	60,757	2,700,041
Haemonetics Corp.*	67,757	3,593,831
Heska Corp.*	13,141	2,398,101
Inari Medical, Inc.*	45,713	4,172,226
Inogen, Inc.*	26,581	903,754
Integer Holdings Corp.*	44,043	3,769,640
Intersect ENT, Inc.*	46,268	1,263,579
Invacare Corp.*	54,656	148,664
iRadimed Corp.*	9,057	418,524
iRhythm Technologies, Inc.*	39,558	4,655,581
Lantheus Holdings, Inc.*	91,383	2,640,055
LeMaitre Vascular, Inc.	26,068	1,309,396
LivaNova plc*	72,324	6,323,287
Lucid Diagnostics, Inc.*	6,772	36,366
Meridian Bioscience, Inc.*	55,488	1,131,955
Merit Medical Systems, Inc.*	69,199	4,311,098
Mesa Laboratories, Inc.	6,669	2,188,032
Natus Medical, Inc.*	45,223	1,073,142
Neogen Corp.*	144,334	6,554,207
Neuronetics, Inc.*	36,149	161,225
NeuroPace, Inc. (x)*	10,079	101,596
Nevro Corp.*	46,647	3,781,672
NuVasive, Inc.*	69,454	3,644,946
OraSure Technologies, Inc.*	91,654	796,473
Ortho Clinical Diagnostics Holdings plc*	161,474	3,453,929
Orthofix Medical, Inc.*	25,383	789,157
OrthoPediatrics Corp.*	18,046	1,080,234
Outset Medical, Inc.*	62,663	2,888,138
Paragon 28, Inc. (x)*	12,156	215,040
PAVmed, Inc. (x)*	96,061	236,310
PROCEPT BioRobotics Corp. (x)*	9,690	242,347
Pulmonx Corp. (x)*	36,758	1,178,829
Pulse Biosciences, Inc. (x)*	21,423	317,275
Quotient Ltd.*	117,103	303,297
Retractable Technologies, Inc. (x)*	18,567	128,669
RxSight, Inc.*	11,160	125,550
SeaSpine Holdings Corp.*	45,956	625,921
Senseonics Holdings, Inc. (x)*	579,460	1,547,158
Shockwave Medical, Inc.*	45,238	8,067,293
SI-BONE, Inc.*	43,859	974,108
Sientra, Inc. (x)*	83,162	305,205
Sight Sciences, Inc. (x)*	10,615	186,506
Silk Road Medical, Inc.*	45,871	1,954,563
STAAR Surgical Co.*	63,711	5,816,814
Stereotaxis, Inc.*	68,021	421,730
Surmodics, Inc.*	19,179	923,469
Tactile Systems Technology, Inc.*	28,260	537,788
Talis Biomedical Corp. (x)*	20,365	81,664
TransMedics Group, Inc.*	32,073	614,519
Treace Medical Concepts, Inc.*	40,323	751,621
Utah Medical Products, Inc.	4,592	459,200
Vapotherm, Inc. (x)*	30,188	625,193
Varex Imaging Corp.*	50,418	1,590,688
ViewRay, Inc.*	197,185	1,086,489
Zynex, Inc. (x)*	31,220	311,263

		128,864,660

Health Care Providers & Services (2.7%)
1Life Healthcare, Inc.*	156,322	2,746,577
Accolade, Inc. (x)*	67,442	1,777,771
AdaptHealth Corp.*	95,575	2,337,764
Addus HomeCare Corp.*	20,608	1,927,054
Agiliti, Inc. (x)*	32,716	757,703
AirSculpt Technologies, Inc.*	8,807	151,392
Alignment Healthcare, Inc.*	106,357	1,495,379
AMN Healthcare Services, Inc.*	63,208	7,732,235
Apollo Medical Holdings, Inc. (x)*	51,181	3,760,780
Apria, Inc.*	26,319	857,999
Aveanna Healthcare Holdings, Inc.*	55,852	413,305
Biodesix, Inc.*	17,776	94,035
Brookdale Senior Living, Inc.*	248,623	1,282,895
Castle Biosciences, Inc.*	28,330	1,214,507
Community Health Systems, Inc.*	165,406	2,201,554
CorVel Corp.*	11,827	2,460,016
Covetrus, Inc.*	140,431	2,804,407
Cross Country Healthcare, Inc.*	45,958	1,275,794
Ensign Group, Inc. (The)	70,454	5,915,318
Fulgent Genetics, Inc. (x)*	27,910	2,807,467
Hanger, Inc.*	50,292	911,794
HealthEquity, Inc.*	110,346	4,881,707
InfuSystem Holdings, Inc.*	22,507	383,294
Innovage Holding Corp. (x)*	26,530	132,650
Joint Corp. (The)*	17,642	1,158,903
LHC Group, Inc.*	40,949	5,619,431
LifeStance Health Group, Inc. (x)*	57,866	550,884
Magellan Health, Inc.*	31,825	3,023,057
MEDNAX, Inc. (x)*	102,445	2,787,528
ModivCare, Inc.*	16,658	2,470,215
National HealthCare Corp.	16,706	1,135,006
National Research Corp.	18,746	778,334
Ontrak, Inc. (x)*	13,785	86,708
Option Care Health, Inc.*	213,129	6,061,389
Owens & Minor, Inc.	97,253	4,230,505
Patterson Cos., Inc.	116,334	3,414,403
Pennant Group, Inc. (The)*	37,099	856,245
PetIQ, Inc.*	38,211	867,772
Privia Health Group, Inc.*	21,631	559,594
Progyny, Inc.*	85,293	4,294,503
R1 RCM, Inc.*	159,183	4,057,575
RadNet, Inc.*	62,521	1,882,507
Select Medical Holdings Corp.	149,935	4,408,089
Sharps Compliance Corp.*	21,969	156,639

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
SOC Telemed, Inc. (x)*	59,251	$75,841
Surgery Partners, Inc.*	45,564	2,433,573
Tenet Healthcare Corp.*	142,400	11,632,656
Tivity Health, Inc.*	59,105	1,562,736
Triple-S Management Corp.*	29,526	1,053,488
US Physical Therapy, Inc.	16,872	1,612,120
Viemed Healthcare, Inc.*	51,644	269,582

		117,362,680

Health Care Technology (1.0%)
Allscripts Healthcare Solutions, Inc.*	165,594	3,055,209
American Well Corp., Class A*	256,226	1,547,605
Castlight Health, Inc., Class B*	172,843	266,178
Computer Programs and Systems, Inc.*	20,626	604,342
Convey Health Solutions Holdings, Inc.*	18,040	150,814
Evolent Health, Inc., Class A*	105,722	2,925,328
Forian, Inc. (x)	26,267	236,928
Health Catalyst, Inc.*	68,702	2,721,973
HealthStream, Inc.*	34,786	916,959
iCAD, Inc.*	31,685	228,132
Inspire Medical Systems, Inc.*	36,057	8,295,274
Multiplan Corp. (x)*	510,558	2,261,772
NantHealth, Inc. (x)*	51,195	54,011
NextGen Healthcare, Inc.*	74,380	1,323,220
Omnicell, Inc.*	58,535	10,562,055
OptimizeRx Corp.*	24,134	1,498,963
Phreesia, Inc.*	66,317	2,762,766
Schrodinger, Inc.*	62,124	2,163,779
Simulations Plus, Inc. (x)	19,936	942,973
Tabula Rasa HealthCare, Inc. (x)*	31,116	466,740
Vocera Communications, Inc.*	46,239	2,998,137

		45,983,158

Life Sciences Tools & Services (0.8%)
Absci Corp. (x)*	15,609	127,994
Akoya Biosciences, Inc. (x)*	11,053	169,221
Alpha Teknova, Inc.*	8,508	174,244
Berkeley Lights, Inc. (x)*	64,353	1,169,938
Bionano Genomics, Inc. (x)*	369,870	1,105,911
ChromaDex Corp. (x)*	58,224	217,758
Codex DNA, Inc. (x)*	10,404	112,363
Codexis, Inc.*	80,701	2,523,520
Cytek Biosciences, Inc. (x)*	18,057	294,690
Fluidigm Corp. (x)*	83,872	328,778
Harvard Bioscience, Inc.*	45,464	320,521
Inotiv, Inc.*	18,744	788,560
IsoPlexis Corp. (x)*	11,283	103,691
MaxCyte, Inc. (x)*	128,652	1,310,964
Medpace Holdings, Inc.*	38,875	8,460,755
NanoString Technologies, Inc.*	62,091	2,622,103
NeoGenomics, Inc.*	153,575	5,239,979
Pacific Biosciences of California, Inc.*	262,162	5,363,834
Personalis, Inc.*	51,529	735,319
Quanterix Corp.*	40,926	1,735,262
Rapid Micro Biosystems, Inc., Class A*	10,543	112,178
Seer, Inc. (x)*	58,044	1,323,984
Singular Genomics Systems, Inc. (x)*	14,185	163,979

		34,505,546

Pharmaceuticals (1.3%)
9 Meters Biopharma, Inc. (x)*	307,588	301,036
Aclaris Therapeutics, Inc. (x)*	62,837	913,650
Aerie Pharmaceuticals, Inc.*	61,269	430,108
Amneal Pharmaceuticals, Inc.*	127,749	611,918
Amphastar Pharmaceuticals, Inc.*	47,568	1,107,859
Ampio Pharmaceuticals, Inc. (x)*	275,295	156,918
Angion Biomedica Corp. (x)*	28,368	82,267
ANI Pharmaceuticals, Inc.*	14,479	667,192
Antares Pharma, Inc.*	237,353	847,350
Arvinas, Inc.*	63,155	5,187,552
Atea Pharmaceuticals, Inc.*	86,582	774,043
Athira Pharma, Inc. (x)*	46,677	608,201
Axsome Therapeutics, Inc. (x)*	36,913	1,394,573
BioDelivery Sciences International, Inc.*	142,864	442,878
Cara Therapeutics, Inc.*	60,255	733,906
Cassava Sciences, Inc. (x)*	50,988	2,228,176
Citius Pharmaceuticals, Inc. (x)*	164,349	253,097
Collegium Pharmaceutical, Inc.*	48,175	899,909
Corcept Therapeutics, Inc.*	130,614	2,586,157
CorMedix, Inc. (x)*	42,439	193,097
Cymabay Therapeutics, Inc.*	83,720	282,974
DICE Therapeutics, Inc. (x)*	18,672	472,588
Durect Corp. (x)*	325,718	321,125
Edgewise Therapeutics, Inc. (x)*	51,871	792,589
Endo International plc*	311,598	1,171,609
Esperion Therapeutics, Inc. (x)*	41,108	205,540
Evolus, Inc. (x)*	46,685	303,919
EyePoint Pharmaceuticals, Inc. (x)*	30,579	374,287
Fulcrum Therapeutics, Inc.*	36,447	644,747
Harmony Biosciences Holdings, Inc.*	29,305	1,249,565
Ikena Oncology, Inc. (x)*	34,826	436,718
Innoviva, Inc.*	58,135	1,002,829
Intra-Cellular Therapies, Inc.*	94,749	4,959,163
Kala Pharmaceuticals, Inc. (x)*	53,965	65,298
Kaleido Biosciences, Inc. (x)*	19,009	45,432
KemPharm, Inc. (x)*	41,363	360,272
Landos Biopharma, Inc.*	9,709	46,603
Marinus Pharmaceuticals, Inc. (x)*	53,457	635,069
Mind Medicine MindMed, Inc. (x)*	466,146	643,281
NGM Biopharmaceuticals, Inc.*	42,240	748,070
Nuvation Bio, Inc. (x)*	213,107	1,811,410
Ocular Therapeutix, Inc.*	109,674	764,428
Omeros Corp. (x)*	76,100	489,323
Oramed Pharmaceuticals, Inc. (x)*	38,662	552,093
Pacira BioSciences, Inc.*	60,151	3,619,286
Paratek Pharmaceuticals, Inc.*	67,112	301,333
Phathom Pharmaceuticals, Inc.*	29,312	576,567
Phibro Animal Health Corp., Class A	27,692	565,471

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Pliant Therapeutics, Inc. (x)*	32,252	$435,402
Prestige Consumer Healthcare, Inc.*	67,149	4,072,587
Provention Bio, Inc. (x)*	73,306	411,980
Rain Therapeutics, Inc. (x)*	19,928	256,673
Reata Pharmaceuticals, Inc., Class A*	37,765	995,863
Relmada Therapeutics, Inc. (x)*	19,844	447,085
Revance Therapeutics, Inc.*	92,975	1,517,352
Seelos Therapeutics, Inc. (x)*	109,725	178,852
SIGA Technologies, Inc.*	67,725	509,292
Supernus Pharmaceuticals, Inc.*	66,242	1,931,617
Tarsus Pharmaceuticals, Inc.*	9,347	210,308
Terns Pharmaceuticals, Inc. (x)*	13,398	94,724
TherapeuticsMD, Inc. (x)*	518,968	184,493
Theravance Biopharma, Inc.*	77,160	852,618
Theseus Pharmaceuticals, Inc. (x)*	15,428	195,627
Ventyx Biosciences, Inc.*	14,002	278,080
Verrica Pharmaceuticals, Inc. (x)*	21,537	197,279
WaVe Life Sciences Ltd.*	39,415	123,763
Zogenix, Inc.*	75,184	1,221,740

		57,976,811

Total Health Care		720,357,522

Industrials (13.8%)
Aerospace & Defense (0.6%)
AAR Corp.*	43,877	1,712,519
Aerojet Rocketdyne Holdings, Inc.	100,720	4,709,667
AeroVironment, Inc.*	30,287	1,878,703
AerSale Corp. (x)*	13,082	232,075
Astronics Corp.*	37,008	444,096
Byrna Technologies, Inc. (x)*	25,110	335,219
Cadre Holdings, Inc.	8,524	216,680
Ducommun, Inc.*	14,893	696,546
Kaman Corp.	37,292	1,609,150
Kratos Defense & Security Solutions, Inc.*	164,482	3,190,951
Maxar Technologies, Inc.	96,689	2,855,226
Moog, Inc., Class A	39,392	3,189,570
National Presto Industries, Inc.	6,398	524,828
PAE, Inc.*	90,897	902,607
Park Aerospace Corp.	26,194	345,761
Parsons Corp.*	35,291	1,187,542
Triumph Group, Inc.*	86,165	1,596,637
Vectrus, Inc.*	15,226	696,894

		26,324,671

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	80,528	2,365,913
Atlas Air Worldwide Holdings, Inc.*	38,600	3,633,032
Forward Air Corp.	35,969	4,355,486
Hub Group, Inc., Class A*	44,388	3,739,245
Radiant Logistics, Inc.*	49,616	361,701

		14,455,377

Airlines (0.3%)
Allegiant Travel Co.*	20,571	3,847,600
Frontier Group Holdings, Inc. (x)*	46,679	633,434
Hawaiian Holdings, Inc.*	70,679	1,298,373
Mesa Air Group, Inc.*	41,218	230,821
SkyWest, Inc.*	66,777	2,624,336
Spirit Airlines, Inc.*	133,672	2,920,733
Sun Country Airlines Holdings, Inc.*	43,184	1,176,764

		12,732,061

Building Products (1.2%)
AAON, Inc.	56,229	4,466,270
American Woodmark Corp.*	22,770	1,484,604
Apogee Enterprises, Inc.	33,909	1,632,718
Caesarstone Ltd.	30,869	350,055
Cornerstone Building Brands, Inc.*	73,407	1,280,218
CSW Industrials, Inc.	19,807	2,393,874
Gibraltar Industries, Inc.*	44,103	2,940,788
Griffon Corp.	62,972	1,793,443
Insteel Industries, Inc.	24,993	994,971
JELD-WEN Holding, Inc.*	122,675	3,233,713
Masonite International Corp.*	31,941	3,767,441
PGT Innovations, Inc.*	77,278	1,737,982
Quanex Building Products Corp.	47,071	1,166,419
Resideo Technologies, Inc.*	193,867	5,046,358
Simpson Manufacturing Co., Inc.	58,418	8,124,191
UFP Industries, Inc.	80,737	7,428,611
View, Inc. (x)*	187,051	731,370
Zurn Water Solutions Corp.	162,711	5,922,680

		54,495,706

Commercial Services & Supplies (1.6%)
ABM Industries, Inc.	90,571	3,699,825
ACCO Brands Corp.	132,033	1,090,593
Aris Water Solution, Inc., Class A*	26,089	337,852
Brady Corp., Class A	63,247	3,409,013
BrightView Holdings, Inc.*	54,903	773,034
Brink’s Co. (The)	64,463	4,226,839
Casella Waste Systems, Inc., Class A*	65,968	5,634,987
CECO Environmental Corp.*	47,659	296,916
Cimpress plc*	22,599	1,618,314
CompX International, Inc.	2,589	58,175
CoreCivic, Inc. (REIT)*	162,251	1,617,642
Deluxe Corp.	54,499	1,749,963
Ennis, Inc.	34,666	677,027
Harsco Corp.*	104,983	1,754,266
Healthcare Services Group, Inc.	101,289	1,801,931
Heritage-Crystal Clean, Inc.*	20,200	646,804
HNI Corp.	58,365	2,454,248
Interface, Inc.	77,936	1,243,079
KAR Auction Services, Inc.*	160,582	2,508,291
Kimball International, Inc., Class B	54,003	552,451
Matthews International Corp., Class A	40,634	1,490,049
MillerKnoll, Inc.	99,715	3,907,831

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Montrose Environmental Group, Inc.*	35,104	$2,475,183
NL Industries, Inc.	13,377	98,990
Pitney Bowes, Inc.	191,189	1,267,583
RR Donnelley & Sons Co.*	94,997	1,069,666
SP Plus Corp.*	32,096	905,749
Steelcase, Inc., Class A	116,599	1,366,540
Team, Inc.*	38,144	41,577
Tetra Tech, Inc.	72,307	12,277,729
UniFirst Corp.	20,222	4,254,709
US Ecology, Inc.*	42,232	1,348,890
Viad Corp.*	28,346	1,212,925
VSE Corp.	14,190	864,739

		68,733,410

Construction & Engineering (1.4%)
Ameresco, Inc., Class A*	41,429	3,373,978
API Group Corp.*	269,878	6,954,756
Arcosa, Inc.	64,966	3,423,708
Argan, Inc.	19,808	766,371
Comfort Systems USA, Inc.	48,244	4,773,261
Concrete Pumping Holdings, Inc. (x)*	39,989	327,910
Construction Partners, Inc., Class A*	39,029	1,147,843
Dycom Industries, Inc.*	39,481	3,701,739
EMCOR Group, Inc.	71,470	9,104,563
Fluor Corp.*	192,358	4,764,708
Granite Construction, Inc.	62,127	2,404,315
Great Lakes Dredge & Dock Corp.*	87,523	1,375,861
IES Holdings, Inc.*	12,337	624,746
Infrastructure and Energy Alternatives, Inc.*	30,256	278,355
INNOVATE Corp. (x)*	63,484	234,891
Matrix Service Co.*	30,180	226,954
MYR Group, Inc.*	22,138	2,447,356
Northwest Pipe Co.*	14,296	454,613
NV5 Global, Inc.*	17,687	2,442,928
Primoris Services Corp.	73,842	1,770,731
Sterling Construction Co., Inc.*	34,677	912,005
Tutor Perini Corp.*	58,398	722,383
WillScot Mobile Mini Holdings Corp.*	284,775	11,630,211

		63,864,186

Electrical Equipment (1.0%)
Advent Technologies Holdings, Inc. (x)*	24,711	173,224
Allied Motion Technologies, Inc.	13,795	503,380
American Superconductor Corp.*	34,012	370,051
Array Technologies, Inc.*	171,245	2,686,834
Atkore, Inc.*	61,825	6,874,322
AZZ, Inc.	33,395	1,846,410
Babcock & Wilcox Enterprises, Inc.*	80,341	724,676
Beam Global (x)*	12,727	236,722
Blink Charging Co. (x)*	49,225	1,304,955
Bloom Energy Corp., Class A*	189,023	4,145,274
Encore Wire Corp.	26,484	3,789,860
EnerSys	56,721	4,484,362
Eos Energy Enterprises, Inc. (x)*	54,199	407,576
FTC Solar, Inc. (x)*	27,532	208,142
FuelCell Energy, Inc. (x)*	495,712	2,577,702
GrafTech International Ltd.	268,832	3,180,283
Powell Industries, Inc.	12,211	360,102
Preformed Line Products Co.	3,955	255,889
Romeo Power, Inc. (x)*	163,139	595,457
Stem, Inc. (x)*	152,871	2,899,963
Thermon Group Holdings, Inc.*	43,407	734,881
TPI Composites, Inc.*	51,701	773,447
Vicor Corp.*	28,432	3,610,295

		42,743,807

Machinery (3.4%)
AgEagle Aerial Systems, Inc. (x)*	96,598	151,659
Alamo Group, Inc.	13,333	1,962,351
Albany International Corp., Class A	41,260	3,649,447
Altra Industrial Motion Corp.	87,929	4,534,499
Astec Industries, Inc.	30,950	2,143,907
Barnes Group, Inc.	64,027	2,983,018
Blue Bird Corp.*	21,187	331,365
Chart Industries, Inc.*	48,968	7,809,906
CIRCOR International, Inc.*	21,731	590,649
Columbus McKinnon Corp.	37,617	1,740,162
Commercial Vehicle Group, Inc.*	46,394	373,936
Desktop Metal, Inc., Class A*	254,654	1,260,537
Douglas Dynamics, Inc.	30,522	1,192,189
Energy Recovery, Inc.*	52,461	1,127,387
Enerpac Tool Group Corp.	78,402	1,589,993
EnPro Industries, Inc.	27,681	3,046,848
ESCO Technologies, Inc.	34,784	3,130,212
Evoqua Water Technologies Corp.*	155,169	7,254,151
Federal Signal Corp.	80,795	3,501,655
Franklin Electric Co., Inc.	62,175	5,879,268
Gorman-Rupp Co. (The)	30,450	1,356,548
Greenbrier Cos., Inc. (The) (x)	42,173	1,935,319
Helios Technologies, Inc.	43,522	4,577,209
Hillenbrand, Inc.	97,107	5,048,593
Hydrofarm Holdings Group, Inc. (x)*	53,882	1,524,322
Hyliion Holdings Corp. (x)*	153,032	948,798
Hyster-Yale Materials Handling, Inc.	14,461	594,347
Ideanomics, Inc. (x)*	591,345	709,614
John Bean Technologies Corp.	42,080	6,461,805
Kadant, Inc.	15,445	3,559,764
Kennametal, Inc.	111,244	3,994,772
Lindsay Corp.	14,681	2,231,512
Luxfer Holdings plc	36,683	708,349
Manitowoc Co., Inc. (The)*	46,243	859,657
Mayville Engineering Co., Inc.*	10,033	149,592
Meritor, Inc.*	87,685	2,172,834
Miller Industries, Inc.	14,740	492,316
Mueller Industries, Inc.	75,335	4,471,886
Mueller Water Products, Inc., Class A	212,957	3,066,581
Nikola Corp. (x)*	304,519	3,005,603
NN, Inc.*	52,270	214,307
Omega Flex, Inc.	4,470	567,466
Park-Ohio Holdings Corp.	12,872	272,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Proto Labs, Inc.*	36,744	$1,886,804
RBC Bearings, Inc.*	37,491	7,572,057
REV Group, Inc.	38,169	540,091
Shyft Group, Inc. (The)	47,040	2,311,075
SPX Corp.*	58,802	3,509,303
SPX FLOW, Inc.	55,728	4,819,357
Standex International Corp.	16,411	1,816,041
Tennant Co.	24,753	2,005,983
Terex Corp.	92,171	4,050,915
Titan International, Inc.*	73,079	800,946
Trinity Industries, Inc.	103,122	3,114,284
Wabash National Corp.	67,362	1,314,906
Watts Water Technologies, Inc., Class A	36,890	7,162,931
Welbilt, Inc.*	175,780	4,178,291

		148,259,817

Marine (0.2%)
Costamare, Inc.	65,988	834,748
Eagle Bulk Shipping, Inc. (x)	12,060	548,730
Genco Shipping & Trading Ltd.	46,498	743,968
Matson, Inc.	55,751	5,019,263
Safe Bulkers, Inc.*	84,566	318,814

		7,465,523

Professional Services (1.6%)
Acacia Research Corp.*	70,128	359,757
ASGN, Inc.*	68,243	8,421,186
Atlas Technical Consultants, Inc.*	19,486	164,072
Barrett Business Services, Inc.	9,841	679,619
CBIZ, Inc.*	65,716	2,570,810
CRA International, Inc.	9,673	903,071
Exponent, Inc.	69,633	8,128,260
First Advantage Corp.*	73,794	1,405,038
Forrester Research, Inc.*	15,131	888,644
Franklin Covey Co.*	18,046	836,613
Heidrick & Struggles International, Inc.	25,476	1,114,065
HireQuest, Inc. (x)	7,358	148,337
HireRight Holdings Corp.*	30,067	481,072
Huron Consulting Group, Inc.*	29,890	1,491,511
ICF International, Inc.	24,894	2,552,880
Insperity, Inc.	48,718	5,754,083
KBR, Inc.	189,600	9,028,752
Kelly Services, Inc., Class A	47,204	791,611
Kforce, Inc.	27,544	2,071,860
Korn Ferry	72,242	5,470,887
ManTech International Corp., Class A	36,766	2,681,344
Mistras Group, Inc.*	29,882	222,023
Resources Connection, Inc.	40,558	723,555
Sterling Check Corp.*	22,226	455,855
TriNet Group, Inc.*	54,351	5,177,476
TrueBlue, Inc.*	45,813	1,267,646
Upwork, Inc.*	158,197	5,404,010
Willdan Group, Inc.*	15,865	558,448

		69,752,485

Road & Rail (0.8%)
ArcBest Corp.	33,895	4,062,316
Avis Budget Group, Inc.*	55,416	11,491,616
Covenant Logistics Group, Inc.*	17,927	473,811
Daseke, Inc.*	53,839	540,544
Heartland Express, Inc.	63,164	1,062,418
HyreCar, Inc. (x)*	25,371	119,497
Marten Transport Ltd.	80,055	1,373,744
PAM Transportation Services, Inc.*	4,611	327,427
Saia, Inc.*	35,576	11,990,179
Universal Logistics Holdings, Inc.	10,268	193,654
US Xpress Enterprises, Inc., Class A*	38,937	228,560
Werner Enterprises, Inc.	82,745	3,943,627
Yellow Corp.*	67,498	849,800

		36,657,193

Trading Companies & Distributors (1.4%)
Alta Equipment Group, Inc.*	26,661	390,317
Applied Industrial Technologies, Inc.	50,710	5,207,917
Beacon Roofing Supply, Inc.*	75,158	4,310,311
BlueLinx Holdings, Inc.*	12,984	1,243,348
Boise Cascade Co.	52,810	3,760,072
Custom Truck One Source, Inc. (x)*	58,471	467,768
DXP Enterprises, Inc.*	25,243	647,988
EVI Industries, Inc. (x)*	7,441	232,382
GATX Corp.	47,888	4,989,451
Global Industrial Co.	16,191	662,212
GMS, Inc.*	58,060	3,489,987
H&E Equipment Services, Inc.	44,218	1,957,531
Herc Holdings, Inc.	33,461	5,238,319
Karat Packaging, Inc.*	6,635	134,093
Lawson Products, Inc.*	7,013	383,962
McGrath RentCorp	32,857	2,637,103
MRC Global, Inc.*	109,136	750,856
NOW, Inc.*	142,360	1,215,754
Rush Enterprises, Inc., Class A	56,631	3,150,949
Rush Enterprises, Inc., Class B	8,669	467,866
Textainer Group Holdings Ltd.	64,560	2,305,438
Titan Machinery, Inc.*	25,977	875,165
Transcat, Inc.*	9,711	897,588
Triton International Ltd.	89,497	5,390,404
Veritiv Corp.*	19,579	2,399,798
WESCO International, Inc.*	59,705	7,856,581
Willis Lease Finance Corp.*	5,016	188,852

		61,252,012

Total Industrials		606,736,248

Information Technology (13.1%)
Communications Equipment (0.7%)
ADTRAN, Inc. (x)	64,727	1,477,717
Aviat Networks, Inc.*	10,493	336,615
CalAmp Corp.*	47,611	336,134
Calix, Inc.*	73,982	5,916,340
Cambium Networks Corp.*	12,468	319,555
Casa Systems, Inc.*	37,005	209,818
Clearfield, Inc.*	14,737	1,244,098
Comtech Telecommunications Corp.	34,571	818,987
Digi International, Inc.*	45,271	1,112,308
DZS, Inc.*	24,199	392,508
EMCORE Corp.*	52,862	368,977

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Extreme Networks, Inc.*	164,212	$2,578,128
Harmonic, Inc.*	117,585	1,382,800
Infinera Corp.*	245,291	2,352,341
Inseego Corp. (x)*	120,649	703,384
KVH Industries, Inc.*	20,321	186,750
NETGEAR, Inc.*	38,832	1,134,283
NetScout Systems, Inc.*	94,588	3,128,971
Plantronics, Inc.*	56,694	1,663,402
Ribbon Communications, Inc.*	97,891	592,241
Viavi Solutions, Inc.*	321,094	5,657,676

		31,913,033

Electronic Equipment, Instruments & Components (2.1%)
908 Devices, Inc. (x)*	25,016	647,164
Advanced Energy Industries, Inc.	50,589	4,606,634
Aeva Technologies, Inc. (x)*	141,681	1,071,108
Akoustis Technologies, Inc. (x)*	62,915	420,272
Arlo Technologies, Inc.*	113,212	1,187,594
Badger Meter, Inc.	39,230	4,180,349
Belden, Inc.	59,409	3,904,954
Benchmark Electronics, Inc.	47,193	1,278,930
CTS Corp.	44,263	1,625,337
Daktronics, Inc.*	56,250	284,062
ePlus, Inc.*	36,380	1,960,154
Fabrinet*	49,570	5,872,558
FARO Technologies, Inc.*	24,385	1,707,438
Identiv, Inc. (x)*	29,902	841,442
II-VI, Inc. (x)*	142,125	9,711,401
Insight Enterprises, Inc.*	45,423	4,842,092
Iteris, Inc.*	61,214	244,856
Itron, Inc.*	61,210	4,194,109
Kimball Electronics, Inc.*	30,431	662,179
Knowles Corp.*	119,339	2,786,566
Luna Innovations, Inc.*	38,210	322,492
Methode Electronics, Inc.	51,952	2,554,480
MicroVision, Inc. (x)*	229,189	1,148,237
Napco Security Technologies, Inc.*	17,953	897,291
nLight, Inc.*	56,762	1,359,450
Novanta, Inc.*	47,308	8,341,820
OSI Systems, Inc.*	22,457	2,092,992
Ouster, Inc. (x)*	209,971	1,091,849
PAR Technology Corp. (x)*	34,327	1,811,436
PC Connection, Inc.	14,867	641,214
Plexus Corp.*	37,510	3,596,834
Rogers Corp.*	25,090	6,849,570
Sanmina Corp.*	85,171	3,531,190
ScanSource, Inc.*	33,638	1,180,021
TTM Technologies, Inc.*	139,849	2,083,750
Velodyne Lidar, Inc. (x)*	102,324	474,783
Vishay Intertechnology, Inc.	178,785	3,910,028
Vishay Precision Group, Inc.*	16,664	618,568

		94,535,204

IT Services (1.5%)
BigCommerce Holdings, Inc.*	65,629	2,321,298
Brightcove, Inc.*	58,868	601,631
Cantaloupe, Inc.*	84,339	748,930
Cass Information Systems, Inc.	18,565	729,976
Conduent, Inc.*	214,458	1,145,206
CSG Systems International, Inc.	43,646	2,514,883
DigitalOcean Holdings, Inc. (x)*	67,349	5,410,145
Evertec, Inc.	81,208	4,058,776
Evo Payments, Inc., Class A*	64,359	1,647,590
ExlService Holdings, Inc.*	44,170	6,394,491
Flywire Corp. (x)*	84,453	3,214,281
GreenBox POS (x)*	25,138	105,580
Grid Dynamics Holdings, Inc.*	60,967	2,314,917
Hackett Group, Inc. (The)	32,215	661,374
I3 Verticals, Inc., Class A*	29,880	680,965
IBEX Holdings Ltd.*	8,546	110,158
International Money Express, Inc.*	39,375	628,425
Limelight Networks, Inc. (x)*	164,396	563,878
LiveRamp Holdings, Inc.*	88,583	4,247,555
MAXIMUS, Inc.	82,234	6,551,583
MoneyGram International, Inc.*	120,053	947,218
Paya Holdings, Inc.*	118,995	754,428
Perficient, Inc.*	43,640	5,642,216
Priority Technology Holdings, Inc. (x)*	10,429	73,837
Rackspace Technology, Inc. (x)*	77,838	1,048,478
Remitly Global, Inc. (x)*	16,455	339,302
Repay Holdings Corp.*	116,135	2,121,786
StarTek, Inc.*	27,393	142,991
TTEC Holdings, Inc.	25,276	2,288,742
Tucows, Inc., Class A (x)*	13,455	1,127,798
Unisys Corp.*	88,429	1,818,985
Verra Mobility Corp.*	192,955	2,977,296

		63,934,719

Semiconductors & Semiconductor Equipment (3.4%)
Alpha & Omega Semiconductor Ltd.*	28,614	1,732,864
Ambarella, Inc.*	47,368	9,610,494
Amkor Technology, Inc.	138,181	3,425,507
Atomera, Inc. (x)*	28,326	569,919
Axcelis Technologies, Inc.*	45,191	3,369,441
AXT, Inc.*	58,446	514,909
CEVA, Inc.*	30,862	1,334,473
CMC Materials, Inc.	38,062	7,296,105
Cohu, Inc.*	64,871	2,470,936
Diodes, Inc.*	58,453	6,418,724
FormFactor, Inc.*	104,771	4,790,130
Ichor Holdings Ltd.*	37,296	1,716,735
Impinj, Inc.*	26,066	2,312,054
Kopin Corp.*	112,322	459,397
Kulicke & Soffa Industries, Inc.	82,406	4,988,859
Lattice Semiconductor Corp.*	181,966	14,022,300
MACOM Technology Solutions Holdings, Inc.*	65,694	5,143,840
MaxLinear, Inc.*	95,141	7,172,680
Meta Materials, Inc. (x)*	271,572	668,067
NeoPhotonics Corp.*	68,803	1,057,502
NVE Corp.	6,898	471,133
Onto Innovation, Inc.*	65,294	6,609,712
PDF Solutions, Inc.*	39,276	1,248,584
Photronics, Inc.*	74,045	1,395,748
Power Integrations, Inc.	80,955	7,519,910
Rambus, Inc.*	144,919	4,259,169
Semtech Corp.*	87,179	7,752,829
Silicon Laboratories, Inc.*	53,475	11,038,310
SiTime Corp.*	21,353	6,246,607
SkyWater Technology, Inc. (x)*	11,379	184,567

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
SMART Global Holdings, Inc.*	23,492	$1,667,697
SunPower Corp. (x)*	108,706	2,268,694
Synaptics, Inc.*	52,553	15,214,619
Ultra Clean Holdings, Inc.*	59,529	3,414,583
Veeco Instruments, Inc.*	66,765	1,900,800

		150,267,898

Software (5.2%)
8x8, Inc.*	151,305	2,535,872
A10 Networks, Inc.	82,282	1,364,236
ACI Worldwide, Inc.*	159,557	5,536,628
Agilysys, Inc.*	27,692	1,231,186
Alarm.com Holdings, Inc.*	63,400	5,376,954
Alkami Technology, Inc.*	38,119	764,667
Altair Engineering, Inc., Class A*	62,003	4,794,072
American Software, Inc., Class A	42,539	1,113,246
Appfolio, Inc., Class A*	25,603	3,099,499
Appian Corp. (x)*	53,357	3,479,410
Arteris, Inc.*	6,765	142,809
Asana, Inc., Class A*	95,501	7,119,600
Avaya Holdings Corp.*	111,258	2,202,908
AvidXchange Holdings, Inc. (x)*	33,934	511,046
Benefitfocus, Inc.*	36,147	385,327
Blackbaud, Inc.*	64,217	5,071,859
Blackline, Inc.*	73,073	7,565,978
Bottomline Technologies DE, Inc.*	60,449	3,413,555
Box, Inc., Class A*	187,160	4,901,720
BTRS Holdings, Inc., Class A*	88,360	690,975
Cerence, Inc.*	50,735	3,888,330
ChannelAdvisor Corp.*	38,092	940,111
Cleanspark, Inc. (x)*	47,382	451,077
CommVault Systems, Inc.*	61,879	4,264,701
Consensus Cloud Solutions, Inc.*	20,229	1,170,652
CoreCard Corp. (x)*	9,723	377,252
Couchbase, Inc. (x)*	12,427	310,178
CS Disco, Inc.*	9,810	350,708
Digimarc Corp. (x)*	16,207	639,852
Digital Turbine, Inc.*	121,742	7,425,045
Domo, Inc., Class B*	37,440	1,857,024
E2open Parent Holdings, Inc. (x)*	266,597	3,001,882
Ebix, Inc.	34,843	1,059,227
eGain Corp.*	29,588	295,288
Enfusion, Inc., Class A (x)*	29,174	610,904
EngageSmart, Inc. (x)*	21,506	518,725
Envestnet, Inc.*	74,195	5,886,631
EverCommerce, Inc.*	20,410	321,457
GTY Technology Holdings, Inc.*	46,585	312,119
Instructure Holdings, Inc. (x)*	13,133	314,929
Intapp, Inc. (x)*	11,691	294,146
InterDigital, Inc.	40,702	2,915,484
JFrog Ltd.*	71,192	2,114,402
Kaltura, Inc. (x)*	18,056	60,849
LivePerson, Inc.*	88,163	3,149,182
Marathon Digital Holdings, Inc. (x)*	129,564	4,257,473
MeridianLink, Inc. (x)*	13,574	292,927
MicroStrategy, Inc., Class A (x)*	11,353	6,181,595
Mimecast Ltd.*	81,652	6,497,050
Mitek Systems, Inc.*	60,741	1,078,153
Model N, Inc.*	47,599	1,429,398
Momentive Global, Inc.*	174,116	3,682,553
ON24, Inc.*	34,351	595,990
OneSpan, Inc.*	47,218	799,401
PagerDuty, Inc.*	109,242	3,796,160
Ping Identity Holding Corp.*	81,492	1,864,537
Progress Software Corp.	59,970	2,894,752
PROS Holdings, Inc.*	53,787	1,855,114
Q2 Holdings, Inc.*	73,311	5,823,826
Qualys, Inc.*	45,712	6,272,601
Rapid7, Inc.*	75,622	8,899,953
Rekor Systems, Inc. (x)*	45,417	297,481
Rimini Street, Inc.*	45,290	270,381
Riot Blockchain, Inc. (x)*	119,294	2,663,835
Sailpoint Technologies Holdings, Inc.*	122,682	5,930,448
Sapiens International Corp. NV	41,168	1,418,238
SecureWorks Corp., Class A*	14,823	236,723
ShotSpotter, Inc.*	12,279	362,476
Smith Micro Software, Inc.*	52,691	259,240
Sprout Social, Inc., Class A*	60,739	5,508,420
SPS Commerce, Inc.*	48,691	6,931,164
Stronghold Digital Mining, Inc., Class A (x)*	9,884	127,009
Sumo Logic, Inc.*	118,086	1,601,246
Telos Corp.*	54,662	842,888
Tenable Holdings, Inc.*	123,247	6,787,212
Upland Software, Inc.*	40,008	717,744
Varonis Systems, Inc.*	143,926	7,020,710
Verint Systems, Inc.*	86,387	4,536,181
Veritone, Inc. (x)*	38,079	856,016
Viant Technology, Inc., Class A*	16,523	160,356
VirnetX Holding Corp. (x)*	82,597	214,752
Vonage Holdings Corp.*	324,084	6,737,706
Weave Communications, Inc.*	6,271	95,194
Workiva, Inc.*	57,410	7,491,431
Xperi Holding Corp.	142,842	2,701,142
Yext, Inc.*	150,968	1,497,603
Zuora, Inc., Class A*	149,468	2,792,062

		228,110,843

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	163,761	3,527,412
Avid Technology, Inc.*	48,494	1,579,450
Corsair Gaming, Inc. (x)*	38,924	817,793
Diebold Nixdorf, Inc.*	96,480	873,144
Eastman Kodak Co. (x)*	64,941	303,924
Quantum Corp.*	80,847	446,275
Super Micro Computer, Inc.*	59,369	2,609,268
Turtle Beach Corp.*	20,447	455,150

		10,612,416

Total Information Technology		579,374,113

Materials (3.5%)
Chemicals (1.8%)
AdvanSix, Inc.	36,954	1,746,077
American Vanguard Corp.	39,321	644,471
Amyris, Inc. (x)*	225,835	1,221,767
Avient Corp.	122,068	6,829,705
Balchem Corp.	43,234	7,289,252
Cabot Corp. (x)	75,243	4,228,657

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Chase Corp.	10,273	$1,022,780
Danimer Scientific, Inc. (x)*	121,418	1,034,481
Ecovyst, Inc.	74,328	761,119
Ferro Corp.*	109,922	2,399,597
FutureFuel Corp.	40,240	307,434
GCP Applied Technologies, Inc.*	65,966	2,088,484
Hawkins, Inc.	25,763	1,016,350
HB Fuller Co.	69,918	5,663,358
Ingevity Corp.*	53,578	3,841,543
Innospec, Inc.	32,889	2,971,192
Intrepid Potash, Inc.*	11,999	512,717
Koppers Holdings, Inc.*	26,281	822,595
Kraton Corp.*	42,603	1,973,371
Kronos Worldwide, Inc.	29,850	448,049
Livent Corp.*	217,253	5,296,628
Marrone Bio Innovations, Inc.*	87,097	62,727
Minerals Technologies, Inc.	44,493	3,254,663
Orion Engineered Carbons SA*	81,292	1,492,521
PureCycle Technologies, Inc. (x)*	71,579	685,011
Quaker Chemical Corp.	18,084	4,173,426
Rayonier Advanced Materials, Inc.*	82,841	473,022
Sensient Technologies Corp.	56,723	5,675,703
Stepan Co.	28,900	3,591,981
Tredegar Corp.	35,136	415,308
Trinseo plc	52,185	2,737,625
Tronox Holdings plc, Class A	153,673	3,692,762
Valhi, Inc. (x)	3,234	92,977
Zymergen, Inc. (x)*	107,485	719,075

		79,186,428

Construction Materials (0.2%)
Forterra, Inc.*	36,817	875,508
Summit Materials, Inc., Class A*	159,218	6,391,010
United States Lime & Minerals, Inc.	3,089	398,543

		7,665,061

Containers & Packaging (0.3%)
Greif, Inc., Class A	34,745	2,097,556
Greif, Inc., Class B	7,950	475,251
Myers Industries, Inc.	48,587	972,226
O-I Glass, Inc.*	214,532	2,580,820
Pactiv Evergreen, Inc.	56,058	710,815
Ranpak Holdings Corp.*	50,594	1,901,323
TriMas Corp.	58,047	2,147,739
UFP Technologies, Inc.*	9,282	652,153

		11,537,883

Metals & Mining (1.1%)
Allegheny Technologies, Inc.*	172,632	2,750,028
Arconic Corp.*	143,260	4,729,013
Carpenter Technology Corp.	63,101	1,841,918
Century Aluminum Co.*	63,397	1,049,854
Coeur Mining, Inc.*	342,043	1,723,897
Commercial Metals Co.	160,790	5,835,069
Compass Minerals International, Inc.	46,625	2,381,605
Constellium SE*	167,417	2,998,438
Gatos Silver, Inc. (x)*	65,293	677,741
Haynes International, Inc.	17,529	706,945
Hecla Mining Co.	716,589	3,740,595
Kaiser Aluminum Corp.	21,543	2,023,749
Materion Corp.	27,666	2,543,612
MP Materials Corp. (x)*	100,005	4,542,227
Novagold Resources, Inc.*	317,462	2,177,789
Olympic Steel, Inc.	13,564	318,754
Perpetua Resources Corp.*	38,790	184,253
PolyMet Mining Corp. (x)*	41,785	104,462
Ryerson Holding Corp.	20,084	523,188
Schnitzer Steel Industries, Inc., Class A	35,388	1,837,345
SunCoke Energy, Inc.	111,796	736,736
TimkenSteel Corp.*	60,789	1,003,019
Warrior Met Coal, Inc.	69,013	1,774,324
Worthington Industries, Inc.	43,255	2,364,318

		48,568,879

Paper & Forest Products (0.1%)
Clearwater Paper Corp.*	21,437	786,095
Glatfelter Corp.	57,584	990,445
Neenah, Inc.	23,107	1,069,392
Schweitzer-Mauduit International, Inc.	41,979	1,255,172
Verso Corp., Class A	34,810	940,566

		5,041,670

Total Materials		151,999,921

Real Estate (6.7%)
Equity Real Estate Investment Trusts (REITs) (6.0%)
Acadia Realty Trust (REIT)	116,514	2,543,501
Agree Realty Corp. (REIT)	92,341	6,589,454
Alexander & Baldwin, Inc. (REIT)	97,475	2,445,648
Alexander’s, Inc. (REIT)	2,790	726,237
American Assets Trust, Inc. (REIT)	67,389	2,529,109
American Finance Trust, Inc. (REIT)	159,832	1,459,266
Apartment Investment and Management Co. (REIT), Class A*	199,461	1,539,839
Apple Hospitality REIT, Inc. (REIT)	287,623	4,645,111
Armada Hoffler Properties, Inc. (REIT)	81,491	1,240,293
Ashford Hospitality Trust, Inc. (REIT) (x)*	15,863	152,285
Braemar Hotels & Resorts, Inc. (REIT) (x)*	64,400	328,440
Brandywine Realty Trust (REIT)	231,375	3,105,053
Broadstone Net Lease, Inc. (REIT)	208,847	5,183,583
BRT Apartments Corp. (REIT)	16,207	388,806
CareTrust REIT, Inc. (REIT)	131,311	2,997,830
CatchMark Timber Trust, Inc. (REIT), Class A	52,548	457,693
Centerspace (REIT)	18,755	2,079,930
Chatham Lodging Trust (REIT)*	64,103	879,493
City Office REIT, Inc. (REIT)	57,211	1,128,201
Clipper Realty, Inc. (REIT)	16,358	162,599
Community Healthcare Trust, Inc. (REIT)	32,291	1,526,396
CorePoint Lodging, Inc. (REIT)*	49,439	776,192
Corporate Office Properties Trust (REIT)	151,470	4,236,616
CTO Realty Growth, Inc. (REIT)	7,322	449,717

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
DiamondRock Hospitality Co. (REIT)*	278,019	$2,671,763
DigitalBridge Group, Inc. (REIT)*	650,616	5,419,631
Diversified Healthcare Trust (REIT)	308,709	953,911
Easterly Government Properties, Inc. (REIT)	116,117	2,661,402
EastGroup Properties, Inc. (REIT)	54,192	12,347,647
Empire State Realty Trust, Inc. (REIT), Class A	187,460	1,668,394
Equity Commonwealth (REIT)*	156,636	4,056,872
Essential Properties Realty Trust, Inc. (REIT)	162,417	4,682,482
Farmland Partners, Inc. (REIT)	37,821	451,961
Four Corners Property Trust, Inc. (REIT)	103,849	3,054,199
Franklin Street Properties Corp. (REIT)	134,320	799,204
GEO Group, Inc. (The) (REIT) (x)	156,976	1,216,564
Getty Realty Corp. (REIT)	53,813	1,726,859
Gladstone Commercial Corp. (REIT)	49,687	1,280,434
Gladstone Land Corp. (REIT)	41,988	1,417,515
Global Medical REIT, Inc. (REIT)	82,074	1,456,813
Global Net Lease, Inc. (REIT)	138,754	2,120,161
Healthcare Realty Trust, Inc. (REIT)	199,348	6,307,371
Hersha Hospitality Trust (REIT)*	46,740	428,606
Independence Realty Trust, Inc. (REIT)	142,738	3,686,923
Indus Realty Trust, Inc. (REIT)	7,726	626,270
Industrial Logistics Properties Trust (REIT)	88,095	2,206,780
Innovative Industrial Properties, Inc. (REIT)	31,777	8,354,491
iStar, Inc. (REIT) (x)	94,954	2,452,662
Kite Realty Group Trust (REIT)	291,042	6,338,895
LTC Properties, Inc. (REIT)	52,201	1,782,142
LXP Industrial Trust (REIT)	370,396	5,785,586
Macerich Co. (The) (REIT)	288,429	4,984,053
Monmouth Real Estate Investment Corp. (REIT)	127,854	2,686,213
National Health Investors, Inc. (REIT)	58,667	3,371,592
National Storage Affiliates Trust (REIT)	108,930	7,537,956
NETSTREIT Corp. (REIT)	51,960	1,189,884
NexPoint Residential Trust, Inc. (REIT)	29,841	2,501,571
Office Properties Income Trust (REIT)	61,548	1,528,852
One Liberty Properties, Inc. (REIT)	21,598	761,977
Outfront Media, Inc. (REIT)	195,140	5,233,655
Paramount Group, Inc. (REIT)	247,934	2,067,770
Pebblebrook Hotel Trust (REIT)	174,309	3,899,292
Phillips Edison & Co., Inc. (REIT) (x)	25,128	830,229
Physicians Realty Trust (REIT)	293,716	5,530,672
Piedmont Office Realty Trust, Inc. (REIT), Class A	166,291	3,056,429
Plymouth Industrial REIT, Inc. (REIT)	42,380	1,356,160
Postal Realty Trust, Inc. (REIT), Class A	17,443	345,371
PotlatchDeltic Corp. (REIT)	88,552	5,332,601
Preferred Apartment Communities, Inc. (REIT), Class A	72,541	1,310,090
PS Business Parks, Inc. (REIT)	26,937	4,960,987
Retail Opportunity Investments Corp. (REIT)	159,395	3,124,142
Retail Value, Inc. (REIT)	25,253	162,124
RLJ Lodging Trust (REIT)	219,420	3,056,521
RPT Realty (REIT)	115,364	1,543,570
Ryman Hospitality Properties, Inc. (REIT)*	72,119	6,632,063
Sabra Health Care REIT, Inc. (REIT)	306,399	4,148,642
Safehold, Inc. (REIT)	27,859	2,224,541
Saul Centers, Inc. (REIT)	15,863	841,056
Seritage Growth Properties (REIT), Class A (x)*	47,385	628,799
Service Properties Trust (REIT)	221,861	1,950,158
SITE Centers Corp. (REIT)	232,340	3,677,942
STAG Industrial, Inc. (REIT)	236,498	11,342,444
Summit Hotel Properties, Inc. (REIT)*	139,097	1,357,587
Sunstone Hotel Investors, Inc. (REIT)*	290,042	3,402,193
Tanger Factory Outlet Centers, Inc. (REIT) (x)	139,375	2,687,150
Terreno Realty Corp. (REIT)	98,887	8,434,072
UMH Properties, Inc. (REIT)	58,531	1,599,652
Uniti Group, Inc. (REIT)	266,050	3,727,361
Universal Health Realty Income Trust (REIT)	17,205	1,023,181
Urban Edge Properties (REIT)	155,898	2,962,062
Urstadt Biddle Properties, Inc. (REIT), Class A	39,400	839,220
Veris Residential, Inc. (REIT)*	116,744	2,145,755
Washington REIT (REIT)	113,537	2,934,931
Whitestone REIT (REIT)	52,883	535,705
Xenia Hotels & Resorts, Inc. (REIT)*	154,322	2,794,771

		265,787,826

Real Estate Management & Development (0.7%)
Cushman & Wakefield plc*	183,969	4,091,471
Douglas Elliman, Inc.*	95,097	1,093,610
eXp World Holdings, Inc. (x)	84,156	2,835,216
Fathom Holdings, Inc.*	6,386	130,658
Forestar Group, Inc.*	21,056	457,968
FRP Holdings, Inc.*	8,958	517,772
Kennedy-Wilson Holdings, Inc.	159,318	3,804,514
Marcus & Millichap, Inc.*	32,510	1,672,965
Newmark Group, Inc., Class A	203,599	3,807,301
Rafael Holdings, Inc., Class B*	12,727	64,908
RE/MAX Holdings, Inc., Class A	24,819	756,731
Realogy Holdings Corp.*	155,688	2,617,115
Redfin Corp. (x)*	138,025	5,298,780
RMR Group, Inc. (The), Class A	19,021	659,648

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
St Joe Co. (The)	44,864	$2,335,171
Tejon Ranch Co.*	26,978	514,740

		30,658,568

Total Real Estate		296,446,394

Utilities (2.4%)
Electric Utilities (0.6%)
ALLETE, Inc.	69,918	4,639,059
MGE Energy, Inc.	48,843	4,017,337
Otter Tail Corp.	55,171	3,940,313
PNM Resources, Inc.	115,152	5,252,083
Portland General Electric Co.	120,689	6,386,862
Via Renewables, Inc.	17,159	196,127

		24,431,781

Gas Utilities (0.8%)
Brookfield Infrastructure Corp., Class A	83,466	5,697,389
Chesapeake Utilities Corp.	23,196	3,382,209
New Jersey Resources Corp.	129,559	5,319,693
Northwest Natural Holding Co.	39,993	1,950,858
ONE Gas, Inc.	70,717	5,486,932
South Jersey Industries, Inc.	138,314	3,612,762
Southwest Gas Holdings, Inc.	81,019	5,675,381
Spire, Inc.	67,642	4,411,611

		35,536,835

Independent Power and Renewable Electricity Producers (0.3%)
Clearway Energy, Inc., Class A	46,737	1,564,755
Clearway Energy, Inc., Class C	108,468	3,908,102
Ormat Technologies, Inc.	61,253	4,857,363
Sunnova Energy International, Inc.*	116,454	3,251,395

		13,581,615

Multi-Utilities (0.3%)
Avista Corp.	93,371	3,967,334
Black Hills Corp.	85,502	6,033,876
NorthWestern Corp.	70,841	4,049,271
Unitil Corp.	21,439	985,980

		15,036,461

Water Utilities (0.4%)
American States Water Co.	49,587	5,129,279
Artesian Resources Corp., Class A	10,913	505,599
Cadiz, Inc.*	31,345	120,992
California Water Service Group	70,129	5,039,470
Global Water Resources, Inc.	18,972	324,421
Middlesex Water Co.	23,167	2,786,990
Pure Cycle Corp.*	25,805	376,753
SJW Group	37,272	2,728,311
York Water Co. (The)	17,328	862,588

		17,874,403

Total Utilities		106,461,095

Total Common Stocks (90.4%) (Cost $2,693,797,500)		3,990,029,815

RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Contra Aduro Biotech I, CVR (r)*	23,102	$—
Oncternal Therapeutics, Inc., CVR (r)(x)*	987	—

Total Rights (0.0%) (Cost $69,306)		—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (5.5%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	5,000,000	5,000,000
JPMorgan Prime Money Market Fund, IM Shares	238,140,471	238,235,727

Total Investment Companies		243,235,727

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.3%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $2,200,028, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $2,244,395. (xx)	$2,200,000	2,200,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $15,920,638, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $16,239,025. (xx)	15,920,612	15,920,612
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $20,000,100, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $20,408,197. (xx)	20,000,000	20,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $25,000,972, collateralized by various Common Stocks; total market value $27,783,040. (xx)	25,000,000	25,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $46,932,464, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $52,149,083. (xx)	$46,930,000	$46,930,000
Societe Generale SA, 0.05%, dated 12/31/21, due 1/3/22, repurchase price $5,000,021, collateralized by various U.S. Government Treasury Securities, ranging from 0.500%-2.125%, maturing 12/31/22-6/30/27; total market value $5,100,249. (xx)	5,000,000	5,000,000
Societe Generale SA, 0.05%, dated 12/31/21, due 1/3/22, repurchase price $10,000,042, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-3.000%, maturing 4/15/23-8/15/48; total market value $10,200,624. (xx)	10,000,000	10,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $20,000,233, collateralized by various Common Stocks; total market value $22,107,293. (xx)	20,000,000	20,000,000

Total Repurchase Agreements		145,050,612

Total Short-Term Investments (8.8%) (Cost $388,241,957)		388,286,339

Total Investments in Securities (99.2%) (Cost $3,082,108,763)		4,378,316,154
Other Assets Less Liabilities (0.8%)		33,560,866

Net Assets (100%)		$4,411,877,020

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $1,628,273 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $205,424,465. This was collateralized by $65,763,937 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.250%, maturing 1/6/22 - 8/15/51 and by cash of $150,050,612 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	132,844	2,979,728	—	(697,313)	(36,506)	56,278	2,302,187	266,741	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	41,889	4,837,966	—	(2,006,860)	661,503	(569,595)	2,923,014	45,113	—

Total		7,817,694	—	(2,704,173)	624,997	(513,317)	5,225,201	311,854	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	3,792	3/2022	USD	425,234,880	5,780,989

					5,780,989

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$123,897,536	$—	$—		$123,897,536
Consumer Discretionary	451,908,297	—	—		451,908,297
Consumer Staples	138,115,353	—	—		138,115,353
Energy	173,425,939	—	—		173,425,939
Financials	641,307,397	—	—		641,307,397
Health Care	720,357,522	—	—		720,357,522
Industrials	606,736,248	—	—		606,736,248
Information Technology	579,374,113	—	—		579,374,113
Materials	151,999,921	—	—		151,999,921
Real Estate	296,446,394	—	—		296,446,394
Utilities	106,461,095	—	—		106,461,095
Futures	5,780,989	—	—		5,780,989
Rights
Health Care	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	243,235,727	—	—		243,235,727
Repurchase Agreements	—	145,050,612	—		145,050,612

Total Assets	$4,239,046,531	$145,050,612	$—		$4,384,097,143

Total Liabilities	$—	$—	$—		$—

Total	$4,239,046,531	$145,050,612	$—		$4,384,097,143

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$5,780,989	*

Total		$5,780,989

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$68,937,553	$68,937,553

Total	$68,937,553	$68,937,553

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(7,773,577)	$(7,773,577)

Total	$(7,773,577)	$(7,773,577)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $464,747,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 12%)*	$801,573,387
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$1,630,847,315

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,753,450,501
Aggregate gross unrealized depreciation	(452,816,939)

Net unrealized appreciation	$1,300,633,562

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,083,463,581

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $3,953,313)	$5,225,201
Unaffiliated Issuers (Cost $2,933,104,838)	4,228,040,341
Repurchase Agreements (Cost $145,050,612)	145,050,612
Cash	159,081,190
Cash held as collateral at broker for futures	25,277,600
Dividends, interest and other receivables	3,173,661
Receivable for Portfolio shares sold	246,359
Securities lending income receivable	173,383
Other assets	18,055

Total assets	4,566,286,402

LIABILITIES
Payable for return of collateral on securities loaned	150,050,612
Investment management fees payable	1,605,833
Payable for Portfolio shares redeemed	1,271,577
Due to broker for futures variation margin	777,360
Administrative fees payable	435,454
Distribution fees payable – Class IB	121,715
Payable for securities purchased	8,729
Accrued expenses	138,102

Total liabilities	154,409,382

NET ASSETS	$4,411,877,020

Net assets were comprised of:
Paid in capital	$3,136,759,426
Total distributable earnings (loss)	1,275,117,594

Net assets	$4,411,877,020

Class IB
Net asset value, offering and redemption price per share, $581,771,289 / 26,040,826 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.34

Class K
Net asset value, offering and redemption price per share, $3,830,105,731 / 169,744,395 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.56

(x)	Includes value of securities on loan of $205,424,465.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($311,854 of dividend income received from affiliates) (net of $98,820 foreign withholding tax)	$44,442,113
Income from non-cash dividends	3,317,870
Securities lending (net)	2,647,542

Total income	50,407,525

EXPENSES
Investment management fees	20,492,636
Administrative fees	5,619,028
Distribution fees – Class IB	1,551,461
Professional fees	189,594
Printing and mailing expenses	179,049
Trustees’ fees	134,281
Custodian fees	128,500
Interest expense	11,114
Miscellaneous	111,670

Total expenses	28,417,333

NET INVESTMENT INCOME (LOSS)	21,990,192

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($624,997 realized gain (loss) from affiliates)	568,387,758
Futures contracts	68,937,553

Net realized gain (loss)	637,325,311

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(513,317) of change in unrealized appreciation (depreciation) from affiliates)	1,018,023
Futures contracts	(7,773,577)

Net change in unrealized appreciation (depreciation)	(6,755,554)

NET REALIZED AND UNREALIZED GAIN (LOSS)	630,569,757

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$652,559,949

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21,990,192	$28,131,893
Net realized gain (loss)	637,325,311	229,000,934
Net change in unrealized appreciation (depreciation)	(6,755,554)	618,682,563

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	652,559,949	875,815,390

Distributions to shareholders:
Class IB	(94,184,949)	(29,921,316)
Class K	(625,145,612)	(210,787,121)

Total distributions to shareholders	(719,330,561)	(240,708,437)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,211,237 and 1,081,731 shares, respectively ]	58,471,163	18,727,913
Capital shares issued in reinvestment of dividends and distributions [ 4,198,581 and 1,336,723 shares, respectively ]	94,184,949	29,921,316
Capital shares repurchased [ (5,807,544) and (3,934,119) shares, respectively ]	(152,458,368)	(76,907,029)

Total Class IB transactions	197,744	(28,257,800)

Class K
Capital shares sold [ 3,800,507 and 52,486,256 shares, respectively ]	101,378,007	871,099,095
Capital shares issued in reinvestment of dividends and distributions [ 27,592,264 and 9,339,109 shares, respectively ]	625,145,612	210,787,121
Capital shares repurchased [ (36,061,264) and (46,861,211) shares, respectively ]	(946,242,546)	(860,482,453)

Total Class K transactions	(219,718,927)	221,403,763

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(219,521,183)	193,145,963

TOTAL INCREASE (DECREASE) IN NET ASSETS	(286,291,795)	828,252,916
NET ASSETS:
Beginning of year	4,698,168,815	3,869,915,899

End of year	$4,411,877,020	$4,698,168,815

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020	2019	2018	2017
Net asset value, beginning of year	$23.34		$20.63	$17.43	$21.40	$20.03

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	(aa)	0.10	0.15	0.15	0.11
Net realized and unrealized gain (loss)	3.11		3.82	4.09	(2.59)	2.62

Total from investment operations	3.17		3.92	4.24	(2.44)	2.73

Less distributions:
Dividends from net investment income	(0.10)		(0.15)	(0.17)	(0.16)	(0.13)
Distributions from net realized gains	(4.07)		(1.06)	(0.87)	(1.36)	(1.23)
Return of capital	—		—	—	(0.01)	—

Total dividends and distributions	(4.17)		(1.21)	(1.04)	(1.53)	(1.36)

Net asset value, end of year	$22.34		$23.34	$20.63	$17.43	$21.40

Total return	13.92%		19.31%	24.41%	(11.91)%	13.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$581,771		$593,742	$556,136	$496,605	$634,474
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.82	%**	0.83%	0.83%	0.83%	0.84%
Before waivers and reimbursements (f)	0.82	%**	0.83%	0.83%	0.83%	0.84%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.25	%(bb)	0.52%	0.75%	0.66%	0.55%
Before waivers and reimbursements (f)	0.25	%(bb)	0.52%	0.75%	0.66%	0.55%
Portfolio turnover rate^	19%		32%	18%	19%	16%

	Year Ended December 31,
Class K	2021		2020	2019	2018	2017
Net asset value, beginning of year	$23.53		$20.78	$17.54	$21.54	$20.16

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	(aa)	0.15	0.20	0.21	0.17
Net realized and unrealized gain (loss)	3.13		3.86	4.13	(2.62)	2.63

Total from investment operations	3.26		4.01	4.33	(2.41)	2.80

Less distributions:
Dividends from net investment income	(0.16)		(0.20)	(0.22)	(0.22)	(0.19)
Distributions from net realized gains	(4.07)		(1.06)	(0.87)	(1.36)	(1.23)
Return of capital	—		—	—	(0.01)	—

Total dividends and distributions	(4.23)		(1.26)	(1.09)	(1.59)	(1.42)

Net asset value, end of year	$22.56		$23.53	$20.78	$17.54	$21.54

Total return	14.20%		19.59%	24.77%	(11.72)%	14.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,830,106		$4,104,427	$3,313,780	$2,707,319	$2,870,504
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.57	%**	0.58%	0.58%	0.58%	0.59%
Before waivers and reimbursements (f)	0.57	%**	0.58%	0.58%	0.58%	0.59%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.50	%(bb)	0.77%	1.00%	0.93%	0.80%
Before waivers and reimbursements (f)	0.50	%(bb)	0.77%	1.00%	0.93%	0.80%
Portfolio turnover rate^	19%		32%	18%	19%	16%
**	Includes Interest Expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.05 and $0.11 for Class IB and Class K respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.07% lower.

See Notes to Financial Statements.

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.
➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	10.59%	8.77%	6.97%
Portfolio – Class K Shares	10.92	9.04	7.24
International Proxy Index	11.47	8.81	7.57
MSCI EAFE® Index	11.26	9.55	8.03

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.59% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI EAFE® Index, which returned 11.47% and 11.26%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance were Financials, Industrials, Information Technology, Consumer Discretionary and Health Care.

•	The stocks that contributed most to performance were ASML Holdings, Novo Nordisk, Nestle, LVMH Moet Hennessy and Roche.

What hurt performance during the year:

•	The only sector that detracted from performance was Communication Services.

•	The stocks that detracted most from performance were Unilever, SoftBank, AIA Group, M3 and Fast Retailing.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Financials	$ 367,981,637	15.3%
Industrials	351,319,498	14.7
Health Care	278,011,283	11.6
Consumer Discretionary	271,889,354	11.3
Consumer Staples	224,463,244	9.4
Information Technology	210,157,075	8.8
Materials	164,571,102	6.9
Communication Services	98,158,194	4.1
Utilities	73,581,832	3.1
Energy	73,436,246	3.1
Real Estate	60,829,262	2.5
Repurchase Agreements	19,575,021	0.8
Cash and Other	202,176,031	8.4

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,019.00	$4.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.64	4.62
Class K
Actual	1,000.00	1,019.90	3.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.90	3.35

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.91% and 0.66%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (7.1%)
Afterpay Ltd.*	27,217	$1,643,741
Ampol Ltd.	28,680	618,890
APA Group	145,837	1,067,403
Aristocrat Leisure Ltd.	77,064	2,442,879
ASX Ltd.	24,853	1,679,799
Aurizon Holdings Ltd.	220,504	559,893
AusNet Services Ltd.	212,420	397,184
Australia & New Zealand Banking Group Ltd.	357,932	7,163,973
BHP Group Ltd. (x)	370,550	11,188,137
BHP Group plc	265,671	7,909,380
BlueScope Steel Ltd.	66,740	1,014,835
Brambles Ltd.	177,609	1,373,603
Cochlear Ltd.	8,124	1,277,402
Coles Group Ltd.	169,928	2,217,942
Commonwealth Bank of Australia	223,158	16,398,219
Computershare Ltd.	67,426	981,116
Crown Resorts Ltd.*	50,451	438,999
CSL Ltd.	60,096	12,711,105
Dexus (REIT)	133,488	1,079,965
Domino’s Pizza Enterprises Ltd.	7,901	678,480
Endeavour Group Ltd.	165,078	809,491
Evolution Mining Ltd.	195,694	578,051
Fortescue Metals Group Ltd.	210,162	2,937,274
Glencore plc*	1,257,020	6,379,547
Goodman Group (REIT)	209,144	4,032,312
GPT Group (The) (REIT)	251,796	992,912
IDP Education Ltd.	26,203	660,567
Insurance Australia Group Ltd.	300,295	930,723
Lendlease Corp. Ltd.	85,624	665,941
Macquarie Group Ltd.	43,237	6,461,284
Magellan Financial Group Ltd.	15,852	244,964
Medibank Pvt Ltd.	330,611	805,796
Mirvac Group (REIT)	518,657	1,098,085
National Australia Bank Ltd.	414,932	8,706,328
Newcrest Mining Ltd.	102,804	1,830,983
Northern Star Resources Ltd.	146,480	1,002,838
Orica Ltd.	53,155	529,432
Origin Energy Ltd.	216,830	826,634
Qantas Airways Ltd.*	105,752	385,469
QBE Insurance Group Ltd.	187,882	1,551,472
Ramsay Health Care Ltd.	23,556	1,225,379
REA Group Ltd.	6,309	769,487
Reece Ltd.	37,924	745,801
Rio Tinto Ltd.	47,613	3,467,894
Rio Tinto plc	141,256	9,353,360
Santos Ltd.	407,782	1,872,062
Scentre Group (REIT)	646,470	1,486,272
SEEK Ltd.	43,293	1,032,499
Sonic Healthcare Ltd.	58,553	1,986,449
South32 Ltd.	585,490	1,708,153
Stockland (REIT)	294,244	907,687
Suncorp Group Ltd.	164,064	1,321,368
Sydney Airport*	171,873	1,085,401
Tabcorp Holdings Ltd.	271,973	993,327
Telstra Corp. Ltd.	508,343	1,545,952
Transurban Group	382,688	3,847,829
Treasury Wine Estates Ltd.	93,363	840,927
Vicinity Centres (REIT)	475,722	584,929
Washington H Soul Pattinson & Co. Ltd.	27,944	601,991
Wesfarmers Ltd.	142,622	6,153,243
Westpac Banking Corp.	461,461	7,167,963
WiseTech Global Ltd.	18,259	778,196
Woodside Petroleum Ltd.	121,206	1,933,863
Woolworths Group Ltd.	159,454	4,409,569

		170,092,649

Austria (0.3%)
Erste Group Bank AG	42,287	1,990,744
Mondi plc	60,641	1,498,792
OMV AG	18,889	1,074,181
Raiffeisen Bank International AG	18,153	534,867
Verbund AG	8,887	1,000,655
voestalpine AG	14,333	522,180

		6,621,419

Belgium (0.7%)
Ageas SA/NV	22,649	1,174,547
Anheuser-Busch InBev SA/NV	95,845	5,801,886
Elia Group SA/NV	3,959	521,497
Etablissements Franz Colruyt NV	7,686	326,044
Groupe Bruxelles Lambert SA (Swiss Stock exchange)	6,489	725,676
Groupe Bruxelles Lambert SA (Turquoise Stock Exchange)	7,339	820,171
KBC Group NV	31,300	2,689,021
Proximus SADP	21,281	415,275
Sofina SA	2,034	1,000,386
Solvay SA	9,379	1,091,291
UCB SA	15,986	1,826,376
Umicore SA	24,091	980,537

		17,372,707

Brazil (0.1%)
Yara International ASA	21,864	1,104,800

Chile (0.0%)
Antofagasta plc	52,537	951,827

China (0.6%)
BOC Hong Kong Holdings Ltd.	480,000	1,572,802
Budweiser Brewing Co. APAC Ltd. (m)	236,500	620,249
Chow Tai Fook Jewellery Group Ltd.	261,000	469,278
ESR Cayman Ltd. (m)*	209,200	706,943
Futu Holdings Ltd. (ADR)*	6,530	282,749
Prosus NV*	117,377	9,826,087
SITC International Holdings Co. Ltd.	173,000	625,658
Wilmar International Ltd.	246,400	756,972

		14,860,738

Denmark (2.5%)
Ambu A/S, Class B (x)	22,107	585,499
AP Moller – Maersk A/S, Class A	382	1,273,713
AP Moller – Maersk A/S, Class B	715	2,566,844
Carlsberg A/S, Class B	12,599	2,178,577
Chr Hansen Holding A/S	13,577	1,071,269
Coloplast A/S, Class B	14,921	2,629,201
Danske Bank A/S	88,559	1,531,332

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Demant A/S*	13,776	$706,721
DSV A/S	25,359	5,930,125
Genmab A/S*	8,254	3,323,309
GN Store Nord A/S	15,875	999,592
Novo Nordisk A/S, Class B	211,817	23,834,094
Novozymes A/S, Class B	25,210	2,073,287
Orsted A/S (m)	23,752	3,036,975
Pandora A/S	12,902	1,610,565
ROCKWOOL International A/S, Class B	1,142	500,015
Tryg A/S	40,865	1,010,356
Vestas Wind Systems A/S	128,770	3,942,713

		58,804,187

Finland (1.1%)
Elisa OYJ	17,323	1,067,367
Fortum OYJ	55,647	1,709,927
Kesko OYJ, Class B	34,870	1,164,783
Kone OYJ, Class B	42,598	3,057,303
Neste OYJ	52,865	2,609,700
Nokia OYJ*	678,205	4,303,888
Nordea Bank Abp (Aquis Stock Exchange)	6,394	78,518
Nordea Bank Abp (Turquoise Stock Exchange)	401,151	4,905,512
Orion OYJ, Class B	14,233	591,780
Sampo OYJ, Class A	62,057	3,112,923
Stora Enso OYJ, Class R	71,469	1,313,271
UPM-Kymmene OYJ	68,594	2,613,034
Wartsila OYJ Abp	55,498	780,960

		27,308,966

France (9.7%)
Accor SA*	20,875	676,148
Adevinta ASA*	29,558	393,702
Aeroports de Paris (x)*	3,476	448,376
Air Liquide SA	59,592	10,402,071
Airbus SE*	74,153	9,485,790
Alstom SA	40,848	1,451,900
Amundi SA (m)	8,092	668,384
Arkema SA	8,009	1,129,295
AXA SA	243,429	7,257,014
BioMerieux	5,447	774,556
BNP Paribas SA	141,488	9,789,080
Bollore SA	104,213	583,741
Bouygues SA	29,390	1,053,672
Bureau Veritas SA	37,689	1,252,083
Capgemini SE	20,169	4,948,399
Carrefour SA	79,185	1,451,900
Cie de Saint-Gobain	63,656	4,483,865
Cie Generale des Etablissements Michelin SCA	21,235	3,484,977
CNP Assurances	20,188	499,903
Covivio (REIT)	6,969	572,850
Credit Agricole SA	149,864	2,141,283
Danone SA	82,330	5,116,868
Dassault Aviation SA	2,970	321,228
Dassault Systemes SE	83,467	4,970,872
Edenred	30,741	1,419,894
Eiffage SA	10,687	1,100,640
Electricite de France SA	60,662	713,428
Engie SA	229,101	3,394,461
EssilorLuxottica SA (Borsa Italiana Stock Exchange)	11,323	2,384,879
EssilorLuxottica SA (Turquoise Stock Exchange)	24,573	5,238,294
Eurazeo SE	4,644	406,057
Faurecia SE (Euronext Paris)	11,621	553,450
Faurecia SE (Italian Stock Exchange)	2,145	100,303
Gecina SA (REIT)	6,060	847,925
Getlink SE	54,567	904,533
Hermes International	3,984	6,966,964
Ipsen SA	4,385	401,882
Kering SA	9,435	7,593,341
Klepierre SA (REIT)*	27,566	654,354
La Francaise des Jeux SAEM (m)	10,933	484,695
Legrand SA	33,641	3,941,099
L’Oreal SA	31,499	14,952,499
LVMH Moet Hennessy Louis Vuitton SE	34,921	28,903,745
Orange SA	247,630	2,653,777
Orpea SA	6,285	630,397
Pernod Ricard SA	26,353	6,345,611
Publicis Groupe SA	28,523	1,922,427
Remy Cointreau SA	3,014	734,328
Renault SA*	23,400	813,746
Safran SA	42,993	5,269,691
Sanofi	142,729	14,393,981
Sartorius Stedim Biotech	3,462	1,901,373
SEB SA	3,082	480,363
Societe Generale SA	101,938	3,505,484
Sodexo SA	10,952	960,850
Suez SA	46,512	1,049,017
Teleperformance	7,357	3,283,370
Thales SA	13,626	1,160,387
TotalEnergies SE	314,260	15,967,945
Ubisoft Entertainment SA*	12,028	589,795
Unibail-Rodamco-Westfield (REIT)*	16,259	1,140,640
Valeo	28,203	853,460
Veolia Environnement SA	82,129	3,016,435
Vinci SA	66,965	7,083,426
Vivendi SE	92,834	1,256,672
Wendel SE	3,045	365,394
Worldline SA (m)*	30,313	1,691,401

		231,390,370

Germany (7.9%)
adidas AG	23,949	6,903,735
Allianz SE (Registered)	51,861	12,260,434
Aroundtown SA	134,473	814,479
BASF SE	115,533	8,126,190
Bayer AG (Registered)	123,576	6,612,490
Bayerische Motoren Werke AG	41,648	4,195,864
Bayerische Motoren Werke AG (Preference) (q)	6,767	564,720
Bechtle AG	10,218	732,193
Beiersdorf AG	12,456	1,281,693
Brenntag SE	19,596	1,775,433
Carl Zeiss Meditec AG	5,130	1,079,617
Commerzbank AG*	120,092	914,552
Continental AG*	14,205	1,505,811
Covestro AG (m)	24,229	1,495,092
Daimler AG (Registered)	107,657	8,284,337

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Daimler Truck Holding AG*	53,828	$1,978,834
Deutsche Bank AG (Registered)*	259,299	3,252,645
Deutsche Boerse AG	23,900	4,002,613
Deutsche Lufthansa AG (Registered)*	72,330	508,909
Deutsche Post AG (Registered)	124,686	8,026,136
Deutsche Telekom AG (Registered)	419,251	7,780,271
E.ON SE	281,814	3,911,745
Evonik Industries AG	27,696	897,713
Fresenius Medical Care AG & Co. KGaA	25,293	1,645,408
Fresenius SE & Co. KGaA	52,600	2,119,933
FUCHS PETROLUB SE (Preference) (q)	9,892	449,581
GEA Group AG	19,055	1,043,270
Hannover Rueck SE	7,354	1,399,468
HeidelbergCement AG	18,473	1,251,795
HelloFresh SE*	19,689	1,513,972
Henkel AG & Co. KGaA	13,666	1,068,885
Henkel AG & Co. KGaA (Preference) (q)	22,411	1,815,132
Infineon Technologies AG	164,268	7,622,899
KION Group AG	8,868	974,083
Knorr-Bremse AG	9,339	923,960
LANXESS AG	11,068	686,750
LEG Immobilien SE	9,307	1,300,132
Merck KGaA	16,235	4,195,765
MTU Aero Engines AG	6,740	1,376,624
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	17,623	5,226,616
Nemetschek SE	7,573	972,546
Porsche Automobil Holding SE (Preference) (q)	19,245	1,828,206
Puma SE	12,970	1,587,382
Rational AG	634	649,917
RWE AG	80,487	3,273,183
SAP SE	131,350	18,677,793
Sartorius AG (Preference) (q)	3,268	2,214,512
Scout24 SE (m)	11,842	828,072
Siemens AG (Registered)	96,227	16,726,772
Siemens Energy AG*	49,721	1,273,099
Siemens Healthineers AG (m)	34,896	2,614,969
Symrise AG	16,106	2,389,270
Telefonica Deutschland Holding AG	147,959	411,190
Uniper SE	11,936	568,026
United Internet AG (Registered)	12,524	498,195
Volkswagen AG	4,096	1,204,996
Volkswagen AG (Preference) (q)	23,344	4,716,912
Vonovia SE	93,780	5,178,274
Zalando SE (m)*	26,753	2,166,803

		189,299,896

Hong Kong (2.1%)
AIA Group Ltd.	1,521,612	15,337,985
CK Asset Holdings Ltd.	245,152	1,545,257
CK Infrastructure Holdings Ltd.	85,000	541,228
CLP Holdings Ltd.	202,500	2,045,113
Hang Lung Properties Ltd.	278,000	571,862
Hang Seng Bank Ltd.	96,000	1,756,859
Henderson Land Development Co. Ltd.	187,025	796,305
HK Electric Investments & HK Electric Investments Ltd. (m)	333,500	327,189
HKT Trust & HKT Ltd.	516,013	693,528
Hong Kong & China Gas Co. Ltd.	1,429,722	2,225,933
Hong Kong Exchanges & Clearing Ltd.	151,458	8,845,595
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	143,700	724,248
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	600	3,120
Jardine Matheson Holdings Ltd. (London Stock Exchange)	28,000	1,505,000
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	100	5,501
Link REIT (REIT)	257,000	2,262,640
Melco Resorts & Entertainment Ltd. (ADR)*	26,196	266,675
MTR Corp. Ltd.	187,500	1,006,326
New World Development Co. Ltd.	188,621	746,255
Power Assets Holdings Ltd.	170,500	1,062,680
Sino Land Co. Ltd.	403,172	502,055
Sun Hung Kai Properties Ltd.	166,500	2,019,981
Swire Pacific Ltd., Class A	73,000	415,201
Swire Properties Ltd.	138,800	347,821
Techtronic Industries Co. Ltd.	172,000	3,423,434
WH Group Ltd. (m)	963,603	604,295
Wharf Real Estate Investment Co. Ltd.	205,900	1,045,667
Xinyi Glass Holdings Ltd.	230,000	575,181

		51,202,934

Ireland (0.6%)
CRH plc	98,446	5,213,998
Flutter Entertainment plc*	20,952	3,315,685
Kerry Group plc, Class A	20,014	2,580,508
Kingspan Group plc	19,145	2,288,641
Smurfit Kappa Group plc	31,677	1,746,953

		15,145,785

Israel (0.6%)
Azrieli Group Ltd.	4,926	470,584
Bank Hapoalim BM	143,093	1,477,439
Bank Leumi Le-Israel BM	179,127	1,927,274
Check Point Software Technologies Ltd.*	13,600	1,585,216
Elbit Systems Ltd.	3,155	546,984
ICL Group Ltd.	96,042	927,072
Israel Discount Bank Ltd., Class A	150,641	1,014,626
Kornit Digital Ltd.*	5,809	884,420
Mizrahi Tefahot Bank Ltd.	17,011	656,595
Nice Ltd.*	7,940	2,430,563
Teva Pharmaceutical Industries Ltd. (ADR)*	142,189	1,138,934
Wix.com Ltd.*	7,243	1,142,873

		14,202,580

Italy (1.9%)
Amplifon SpA	15,662	846,090
Assicurazioni Generali SpA (x)	139,215	2,952,786
Atlantia SpA*	63,307	1,258,069

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Davide Campari-Milano NV	68,194	$998,048
DiaSorin SpA	3,041	579,742
Enel SpA	1,023,070	8,206,936
Eni SpA	317,476	4,416,875
Ferrari NV	15,855	4,106,584
FinecoBank Banca Fineco SpA	76,412	1,342,769
Infrastrutture Wireless Italiane SpA (m)	37,216	452,516
Intesa Sanpaolo SpA	2,077,486	5,378,505
Mediobanca Banca di Credito Finanziario SpA	81,255	935,264
Moncler SpA	26,080	1,900,887
Nexi SpA (m)*	58,185	926,748
Poste Italiane SpA (m)	66,421	872,658
Prysmian SpA	31,222	1,176,936
Recordati Industria Chimica e Farmaceutica SpA	13,735	883,507
Snam SpA	250,881	1,513,829
Telecom Italia SpA	1,086,535	537,114
Terna – Rete Elettrica Nazionale	173,416	1,404,546
UniCredit SpA	273,194	4,212,609

		44,903,018

Japan (20.4%)
Advantest Corp.	24,700	2,340,520
Aeon Co. Ltd.	83,500	1,966,457
AGC, Inc. (x)	25,300	1,207,485
Aisin Corp.	20,300	778,258
Ajinomoto Co., Inc.	58,800	1,787,565
ANA Holdings, Inc. (x)*	16,000	334,452
Asahi Group Holdings Ltd. (x)	57,400	2,232,527
Asahi Intecc Co. Ltd.	26,300	564,960
Asahi Kasei Corp.	155,400	1,460,379
Astellas Pharma, Inc.	234,200	3,808,320
Azbil Corp.	15,100	687,855
Bandai Namco Holdings, Inc.	25,500	1,993,802
Benefit One, Inc.	10,000	429,019
Bridgestone Corp. (x)	72,100	3,101,999
Brother Industries Ltd.	28,000	538,190
Canon, Inc. (x)	125,800	3,063,251
Capcom Co. Ltd.	21,600	508,500
Central Japan Railway Co.	18,400	2,454,560
Chiba Bank Ltd. (The)	74,600	427,379
Chubu Electric Power Co., Inc.	83,600	880,842
Chugai Pharmaceutical Co. Ltd.	84,100	2,730,709
Concordia Financial Group Ltd.	138,600	503,649
Cosmos Pharmaceutical Corp.	2,400	353,230
CyberAgent, Inc.	54,000	898,513
Dai Nippon Printing Co. Ltd.	26,700	671,504
Daifuku Co. Ltd.	12,300	1,005,129
Dai-ichi Life Holdings, Inc.	128,200	2,591,751
Daiichi Sankyo Co. Ltd.	219,500	5,581,479
Daikin Industries Ltd.	31,300	7,099,165
Daito Trust Construction Co. Ltd.	8,000	915,935
Daiwa House Industry Co. Ltd.	70,600	2,030,295
Daiwa House REIT Investment Corp. (REIT)	264	799,826
Daiwa Securities Group, Inc.	181,700	1,024,679
Denso Corp.	54,500	4,514,740
Dentsu Group, Inc. (x)	28,381	1,011,580
Disco Corp.	3,800	1,161,175
East Japan Railway Co.	38,009	2,337,109
Eisai Co. Ltd.	29,600	1,680,584
ENEOS Holdings, Inc.	399,790	1,495,520
FANUC Corp.	24,100	5,107,867
Fast Retailing Co. Ltd.	7,200	4,087,907
Fuji Electric Co. Ltd.	15,800	862,592
FUJIFILM Holdings Corp.	45,200	3,350,215
Fujitsu Ltd.	24,700	4,236,556
GLP J-REIT (REIT)	495	855,911
GMO Payment Gateway, Inc.	5,100	636,225
Hakuhodo DY Holdings, Inc.	27,200	453,057
Hamamatsu Photonics KK	17,500	1,116,665
Hankyu Hanshin Holdings, Inc.	30,500	865,709
Hikari Tsushin, Inc.	2,600	400,296
Hino Motors Ltd.	37,100	305,753
Hirose Electric Co. Ltd.	4,124	693,368
Hitachi Construction Machinery Co. Ltd.	12,300	355,538
Hitachi Ltd.	121,700	6,591,246
Hitachi Metals Ltd.*	25,900	479,813
Honda Motor Co. Ltd.	205,100	5,759,132
Hoshizaki Corp.	6,900	518,865
Hoya Corp.	46,500	6,916,587
Hulic Co. Ltd.	33,300	316,123
Ibiden Co. Ltd.	13,000	773,016
Idemitsu Kosan Co. Ltd.	24,077	614,745
Iida Group Holdings Co. Ltd.	20,800	483,881
Inpex Corp. (x)	132,400	1,153,306
Isuzu Motors Ltd.	71,200	885,745
Ito En Ltd.	6,900	362,305
ITOCHU Corp.	149,500	4,572,207
Itochu Techno-Solutions Corp.	11,100	357,037
Japan Airlines Co. Ltd.*	16,538	315,722
Japan Exchange Group, Inc.	64,800	1,418,468
Japan Metropolitan Fund Invest (REIT)	930	801,208
Japan Post Bank Co. Ltd.	51,600	473,250
Japan Post Holdings Co. Ltd.*	316,300	2,465,947
Japan Post Insurance Co. Ltd.	26,300	422,977
Japan Real Estate Investment Corp. (REIT)	158	896,931
Japan Tobacco, Inc. (x)	153,600	3,101,243
JFE Holdings, Inc.	60,500	771,568
JSR Corp.	26,100	992,676
Kajima Corp.	59,800	686,741
Kakaku.com, Inc.	16,200	432,357
Kansai Electric Power Co., Inc. (The)	91,100	850,573
Kansai Paint Co. Ltd.	21,800	473,789
Kao Corp.	60,600	3,170,924
KDDI Corp.	202,900	5,930,190
Keio Corp.	13,600	599,426
Keisei Electric Railway Co. Ltd.	15,100	408,250
Keyence Corp.	24,440	15,357,065
Kikkoman Corp.	18,900	1,588,829
Kintetsu Group Holdings Co. Ltd.*	20,300	567,369
Kirin Holdings Co. Ltd. (x)	104,100	1,671,500
Kobayashi Pharmaceutical Co. Ltd. (x)	6,200	487,247
Kobe Bussan Co. Ltd.	15,700	608,046
Koei Tecmo Holdings Co. Ltd.	8,320	327,289
Koito Manufacturing Co. Ltd.	13,800	730,609

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Komatsu Ltd.	112,100	$2,624,892
Konami Holdings Corp.	11,800	566,252
Kose Corp. (x)	4,700	533,209
Kubota Corp. (x)	129,100	2,865,834
Kurita Water Industries Ltd.	11,900	564,844
Kyocera Corp.	40,400	2,524,166
Kyowa Kirin Co. Ltd.	34,300	934,804
Lasertec Corp.	9,500	2,914,501
Lawson, Inc.	5,600	265,322
Lion Corp. (x)	29,800	398,180
Lixil Corp.	34,000	905,938
M3, Inc.	55,400	2,789,987
Makita Corp.	27,500	1,167,369
Marubeni Corp.	204,100	1,986,351
Mazda Motor Corp.*	71,600	550,865
McDonald’s Holdings Co. Japan Ltd. (x)	8,076	357,358
Medipal Holdings Corp.	22,000	412,153
Meiji Holdings Co. Ltd.	15,222	907,789
Mercari, Inc.*	11,900	606,224
Minebea Mitsumi, Inc.	46,900	1,331,205
MISUMI Group, Inc.	36,700	1,505,903
Mitsubishi Chemical Holdings Corp.	156,100	1,156,196
Mitsubishi Corp.	158,300	5,025,746
Mitsubishi Electric Corp.	229,200	2,906,096
Mitsubishi Estate Co. Ltd.	148,300	2,055,675
Mitsubishi Gas Chemical Co., Inc.	19,200	325,146
Mitsubishi HC Capital, Inc.	87,200	431,338
Mitsubishi Heavy Industries Ltd.	38,699	894,555
Mitsubishi UFJ Financial Group, Inc.	1,537,600	8,353,006
Mitsui & Co. Ltd.	191,000	4,522,199
Mitsui Chemicals, Inc.	24,400	655,446
Mitsui Fudosan Co. Ltd.	115,300	2,283,848
Miura Co. Ltd.	11,600	399,339
Mizuho Financial Group, Inc.	300,043	3,816,073
MonotaRO Co. Ltd.	32,400	583,893
MS&AD Insurance Group Holdings, Inc.	55,580	1,714,800
Murata Manufacturing Co. Ltd.	72,300	5,755,465
NEC Corp.	31,800	1,467,947
Nexon Co. Ltd.	59,300	1,146,511
NGK Insulators Ltd.	31,600	534,038
Nidec Corp.	56,300	6,617,195
Nihon M&A Center Holdings, Inc.	39,400	966,247
Nintendo Co. Ltd.	14,100	6,576,241
Nippon Building Fund, Inc. (REIT) (x)	191	1,112,492
Nippon Express Co. Ltd. (r)	9,900	586,530
Nippon Paint Holdings Co. Ltd. (x)	91,900	1,001,848
Nippon Prologis REIT, Inc. (REIT)	259	916,396
Nippon Sanso Holdings Corp.	17,200	375,759
Nippon Shinyaku Co. Ltd.	6,600	459,584
Nippon Steel Corp.	107,008	1,747,497
Nippon Telegraph & Telephone Corp.	161,896	4,433,386
Nippon Yusen KK	19,600	1,492,619
Nissan Chemical Corp.	15,600	905,920
Nissan Motor Co. Ltd.*	285,100	1,377,541
Nisshin Seifun Group, Inc.	23,015	331,730
Nissin Foods Holdings Co. Ltd.	8,000	583,500
Nitori Holdings Co. Ltd.	10,300	1,542,359
Nitto Denko Corp.	18,300	1,414,301
Nomura Holdings, Inc.	391,700	1,708,388
Nomura Real Estate Holdings, Inc.	14,100	324,461
Nomura Real Estate Master Fund, Inc. (REIT)	539	758,152
Nomura Research Institute Ltd.	43,198	1,853,274
NTT Data Corp.	79,200	1,697,881
Obayashi Corp.	84,300	652,239
Obic Co. Ltd.	8,500	1,596,105
Odakyu Electric Railway Co. Ltd.	38,400	713,052
Oji Holdings Corp.	108,400	524,896
Olympus Corp.	138,600	3,192,391
Omron Corp.	23,600	2,351,178
Ono Pharmaceutical Co. Ltd.	44,600	1,107,342
Open House Group Co. Ltd.	10,300	539,042
Oracle Corp.	4,900	372,303
Oriental Land Co. Ltd.	25,100	4,232,066
ORIX Corp.	153,600	3,134,626
Orix JREIT, Inc. (REIT)	362	565,832
Osaka Gas Co. Ltd.	45,600	753,591
Otsuka Corp. (x)	13,200	629,992
Otsuka Holdings Co. Ltd. (x)	49,600	1,797,639
Pan Pacific International Holdings Corp.	50,200	692,579
Panasonic Corp.	276,500	3,040,707
Persol Holdings Co. Ltd.	21,000	609,754
Pola Orbis Holdings, Inc. (x)	10,600	176,651
Rakuten Group, Inc.	106,700	1,070,432
Recruit Holdings Co. Ltd.	170,700	10,346,174
Renesas Electronics Corp.*	155,500	1,923,642
Resona Holdings, Inc.	264,205	1,027,604
Ricoh Co. Ltd.	83,800	780,229
Rinnai Corp.	5,000	451,187
Rohm Co. Ltd.	10,700	973,911
Ryohin Keikaku Co. Ltd.	29,700	452,871
Santen Pharmaceutical Co. Ltd.	48,200	589,563
SBI Holdings, Inc.	30,220	823,609
SCSK Corp.	18,600	370,124
Secom Co. Ltd.	26,000	1,805,060
Seiko Epson Corp.	36,900	664,348
Sekisui Chemical Co. Ltd.	48,000	802,017
Sekisui House Ltd.	77,300	1,659,165
Seven & i Holdings Co. Ltd.	94,800	4,166,816
SG Holdings Co. Ltd.	41,800	978,592
Sharp Corp.	30,400	349,112
Shimadzu Corp.	30,100	1,270,412
Shimano, Inc.	9,500	2,532,122
Shimizu Corp.	69,900	433,267
Shin-Etsu Chemical Co. Ltd.	44,500	7,706,164
Shionogi & Co. Ltd.	33,300	2,352,104
Shiseido Co. Ltd.	50,300	2,804,696
Shizuoka Bank Ltd. (The)	52,600	375,878
SMC Corp.	7,200	4,856,542
SoftBank Corp.	361,300	4,568,468
SoftBank Group Corp.	151,700	7,166,285
Sohgo Security Services Co. Ltd.	10,400	413,179
Sompo Holdings, Inc.	39,025	1,648,461
Sony Group Corp.	158,600	19,957,707

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Square Enix Holdings Co. Ltd.	11,800	$605,233
Stanley Electric Co. Ltd.	16,900	422,977
Subaru Corp.	76,300	1,364,419
SUMCO Corp.	35,600	726,979
Sumitomo Chemical Co. Ltd.	183,400	864,147
Sumitomo Corp.	139,500	2,062,242
Sumitomo Dainippon Pharma Co. Ltd.	24,100	277,601
Sumitomo Electric Industries Ltd.	91,900	1,197,984
Sumitomo Metal Mining Co. Ltd.	30,099	1,138,230
Sumitomo Mitsui Financial Group, Inc.	164,197	5,628,347
Sumitomo Mitsui Trust Holdings, Inc.	41,468	1,385,391
Sumitomo Realty & Development Co. Ltd.	38,600	1,135,215
Suntory Beverage & Food Ltd.	19,000	687,125
Suzuki Motor Corp.	46,300	1,782,689
Sysmex Corp.	21,200	2,865,861
T&D Holdings, Inc.	71,700	917,521
Taisei Corp.	23,400	710,971
Taisho Pharmaceutical Holdings Co. Ltd.	5,000	229,940
Takeda Pharmaceutical Co. Ltd.	198,463	5,412,314
TDK Corp.	48,100	1,877,502
Terumo Corp.	81,000	3,422,238
TIS, Inc.	29,500	878,358
Tobu Railway Co. Ltd.	25,300	576,690
Toho Co. Ltd.	13,900	595,127
Tokio Marine Holdings, Inc.	79,000	4,389,881
Tokyo Century Corp.	4,000	194,036
Tokyo Electric Power Co. Holdings, Inc.*	192,700	497,539
Tokyo Electron Ltd.	18,800	10,832,513
Tokyo Gas Co. Ltd.	47,900	858,644
Tokyu Corp.	62,900	835,532
Toppan, Inc.	32,200	603,523
Toray Industries, Inc.	172,000	1,019,470
Toshiba Corp.	50,700	2,084,769
Tosoh Corp.	32,200	477,555
TOTO Ltd.	17,100	786,395
Toyo Suisan Kaisha Ltd.	10,900	461,945
Toyota Industries Corp.	18,700	1,493,984
Toyota Motor Corp.	1,333,950	24,416,515
Toyota Tsusho Corp.	26,300	1,211,771
Trend Micro, Inc. (x)	16,700	927,697
Tsuruha Holdings, Inc.	5,000	479,875
Unicharm Corp.	49,900	2,168,566
USS Co. Ltd.	25,800	402,824
Welcia Holdings Co. Ltd.	13,200	411,962
West Japan Railway Co.	27,900	1,166,643
Yakult Honsha Co. Ltd.	16,100	839,781
Yamaha Corp.	16,800	828,097
Yamaha Motor Co. Ltd. (x)	37,600	901,838
Yamato Holdings Co. Ltd.	38,500	904,681
Yaskawa Electric Corp.	29,300	1,436,599
Yokogawa Electric Corp.	28,100	506,645
Z Holdings Corp.	342,700	1,988,333
ZOZO, Inc.	14,300	446,292

		489,499,249

Jordan (0.0%)
Hikma Pharmaceuticals plc	22,414	673,211

Luxembourg (0.2%)
ArcelorMittal SA	84,265	2,700,110
Eurofins Scientific SE	17,158	2,125,341

		4,825,451

Macau (0.1%)
Galaxy Entertainment Group Ltd.*	283,000	1,466,256
Sands China Ltd.*	312,000	726,628

		2,192,884

Netherlands (5.0%)
ABN AMRO Bank NV (CVA) (m)	56,700	833,766
Adyen NV (m)*	2,486	6,542,264
Aegon NV	220,517	1,102,900
Akzo Nobel NV	23,972	2,633,690
Argenx SE*	5,779	2,031,716
ASM International NV	5,951	2,633,525
ASML Holding NV	51,881	41,742,309
Euronext NV (m)	10,755	1,117,317
EXOR NV	13,376	1,202,448
Heineken Holding NV	14,385	1,329,020
Heineken NV	32,604	3,669,649
IMCD NV	7,153	1,585,576
ING Groep NV	491,076	6,844,380
JDE Peet’s NV	10,621	327,693
Koninklijke Ahold Delhaize NV	131,539	4,512,932
Koninklijke DSM NV	21,954	4,948,937
Koninklijke KPN NV	428,240	1,331,015
Koninklijke Philips NV	114,599	4,274,881
NN Group NV	33,067	1,792,363
Randstad NV	15,291	1,045,225
Royal Dutch Shell plc, Class A	515,883	11,324,599
Royal Dutch Shell plc, Class B	466,190	10,237,530
Universal Music Group NV	92,834	2,619,036
Wolters Kluwer NV	33,402	3,939,719

		119,622,490

New Zealand (0.3%)
Auckland International Airport Ltd.*	153,139	807,614
Fisher & Paykel Healthcare Corp. Ltd.	72,229	1,620,626
Mercury NZ Ltd.	88,765	372,066
Meridian Energy Ltd.	172,651	573,506
Ryman Healthcare Ltd.	53,722	450,729
Spark New Zealand Ltd.	226,432	700,976
Xero Ltd.*	16,176	1,664,586

		6,190,103

Norway (0.5%)
Aker BP ASA	15,820	487,900
DNB Bank ASA	117,010	2,683,914
Equinor ASA	125,455	3,360,548
Gjensidige Forsikring ASA	24,944	606,141
Mowi ASA	55,289	1,310,254
Norsk Hydro ASA	173,869	1,372,543
Orkla ASA	92,310	926,187
Schibsted ASA, Class A	8,579	331,312

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Schibsted ASA, Class B	12,088	$407,667
Telenor ASA (x)	89,209	1,403,997

		12,890,463

Poland (0.0%)
InPost SA*	26,092	314,821

Portugal (0.1%)
EDP – Energias de Portugal SA	354,161	1,948,322
Galp Energia SGPS SA	63,649	617,397
Jeronimo Martins SGPS SA	30,166	690,314

		3,256,033

Russia (0.1%)
Coca-Cola HBC AG*	25,890	895,359
Evraz plc	61,370	499,733

		1,395,092

Saudi Arabia (0.1%)
Delivery Hero SE (m)*	20,487	2,285,796

Singapore (1.1%)
Ascendas REIT (REIT)	428,866	938,821
CapitaLand Integrated Commercial Trust (REIT)	612,305	926,909
Capitaland Investment Ltd.*	327,700	829,220
City Developments Ltd.	47,700	241,049
DBS Group Holdings Ltd.	227,400	5,511,193
Genting Singapore Ltd.	744,641	428,241
Keppel Corp. Ltd.	186,200	707,438
Mapletree Commercial Trust (REIT) (r)	300,400	445,830
Mapletree Logistics Trust (REIT)	437,051	616,204
Oversea-Chinese Banking Corp. Ltd.	425,106	3,596,177
Singapore Airlines Ltd.*	164,400	608,753
Singapore Exchange Ltd.	109,200	753,606
Singapore Technologies Engineering Ltd.	207,400	578,676
Singapore Telecommunications Ltd.	1,087,700	1,872,562
STMicroelectronics NV	84,508	4,172,730
United Overseas Bank Ltd.	148,175	2,957,782
UOL Group Ltd.	52,911	278,376
Venture Corp. Ltd.	36,400	494,571

		25,958,138

South Africa (0.3%)
Anglo American plc	162,890	6,649,670

Spain (2.1%)
ACS Actividades de Construccion y Servicios SA	32,935	883,792
Aena SME SA (m)*	8,990	1,420,634
Amadeus IT Group SA*	56,667	3,847,697
Banco Bilbao Vizcaya Argentaria SA	838,734	5,013,218
Banco Santander SA	2,181,229	7,302,230
CaixaBank SA	552,988	1,519,798
Cellnex Telecom SA (m)	64,088	3,734,307
EDP Renovaveis SA	37,594	937,337
Enagas SA (x)	30,951	718,849
Endesa SA	41,251	948,678
Ferrovial SA	60,486	1,897,873
Grifols SA	36,105	693,656
Iberdrola SA	719,163	8,523,365
Industria de Diseno Textil SA	136,724	4,440,988
Naturgy Energy Group SA	25,056	816,707
Red Electrica Corp. SA	55,324	1,198,316
Repsol SA	185,481	2,203,771
Siemens Gamesa Renewable Energy SA*	28,739	689,397
Telefonica SA (x)	636,920	2,793,214
Telefonica SA*	24,495	107,423

		49,691,250

Sweden (3.4%)
Alfa Laval AB	39,335	1,586,250
Assa Abloy AB, Class B	126,076	3,853,632
Atlas Copco AB, Class A	84,468	5,849,812
Atlas Copco AB, Class B	50,264	2,960,371
Boliden AB	35,369	1,369,951
Electrolux AB, Class B	26,592	645,951
Embracer Group AB*	58,358	623,285
Epiroc AB, Class A	82,895	2,102,602
Epiroc AB, Class B	48,973	1,038,946
EQT AB	38,223	2,085,383
Essity AB, Class B	74,946	2,450,040
Evolution AB (m)	21,366	3,041,206
Fastighets AB Balder, Class B*	12,973	935,770
Getinge AB, Class B	28,711	1,255,364
H & M Hennes & Mauritz AB, Class B	90,067	1,774,986
Hexagon AB, Class B	246,827	3,923,851
Husqvarna AB, Class B	52,123	835,530
Industrivarden AB, Class C	20,811	654,302
Industrivarden AB, Class A	18,065	576,564
Investment AB Latour, Class B	18,533	756,194
Investor AB, Class A	62,597	1,652,868
Investor AB, Class B	229,176	5,776,193
Kinnevik AB, Class B (x)*	30,063	1,073,774
L E Lundbergforetagen AB, Class B	9,254	520,244
Lifco AB, Class B	29,260	876,550
Lundin Energy AB	23,498	843,839
Nibe Industrier AB, Class B	179,416	2,715,205
Sagax AB, Class B	20,215	682,320
Sandvik AB	142,007	3,969,696
Securitas AB, Class B	40,376	556,967
Sinch AB (m)*	59,380	756,362
Skandinaviska Enskilda Banken AB, Class A	202,219	2,816,368
Skanska AB, Class B	42,740	1,107,734
SKF AB, Class B	49,545	1,176,092
Svenska Cellulosa AB SCA, Class B	73,697	1,311,037
Svenska Handelsbanken AB, Class A	181,686	1,967,618
Swedbank AB, Class A	115,495	2,327,487
Swedish Match AB	198,327	1,580,699
Tele2 AB, Class B	66,531	950,527
Telefonaktiebolaget LM Ericsson, Class B	372,243	4,110,813
Telia Co. AB	321,984	1,261,575
Volvo AB, Class A	26,124	614,635

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Volvo AB, Class B	179,827	$4,172,188

		81,140,781

Switzerland (9.3%)
ABB Ltd. (Registered)	206,169	7,896,508
Adecco Group AG (Registered)	19,946	1,020,065
Alcon, Inc.	62,856	5,569,571
Bachem Holding AG (Registered), Class B	778	611,335
Baloise Holding AG (Registered)	5,933	970,819
Barry Callebaut AG (Registered)	429	1,043,310
Chocoladefabriken Lindt & Spruengli AG	130	1,801,910
Chocoladefabriken Lindt & Spruengli AG (Registered)	13	1,743,415
Cie Financiere Richemont SA (Registered)	65,661	9,868,606
Clariant AG (Registered)*	24,093	502,378
Credit Suisse Group AG (Registered)	326,105	3,175,158
EMS-Chemie Holding AG (Registered)	915	1,025,258
Geberit AG (Registered)	4,503	3,682,655
Givaudan SA (Registered)	1,161	6,105,698
Holcim Ltd.*	65,400	3,338,185
Julius Baer Group Ltd.	27,527	1,848,224
Kuehne + Nagel International AG (Registered)	6,963	2,249,679
Logitech International SA (Registered)	21,909	1,848,512
Lonza Group AG (Registered)	9,367	7,829,134
Nestle SA (Registered)	353,338	49,417,685
Novartis AG (Registered)	275,011	24,229,459
Partners Group Holding AG	2,855	4,739,012
Roche Holding AG	88,373	36,767,125
Roche Holding AG CHF 1	4,006	1,797,248
Schindler Holding AG	5,049	1,360,326
Schindler Holding AG (Registered)	2,502	671,081
SGS SA (Registered)	760	2,541,396
Sika AG (Registered)	17,834	7,441,272
Sonova Holding AG (Registered)	6,865	2,695,673
Straumann Holding AG (Registered)	1,301	2,765,624
Swatch Group AG (The)	3,541	1,084,218
Swatch Group AG (The) (Registered)	6,356	372,836
Swiss Life Holding AG (Registered)	4,027	2,470,471
Swiss Prime Site AG (Registered)	10,121	995,772
Swisscom AG (Registered)	3,307	1,867,628
Temenos AG (Registered)	8,707	1,204,475
UBS Group AG (Registered)	441,491	7,955,753
VAT Group AG (m)	3,389	1,690,037
Vifor Pharma AG	6,324	1,126,063
Zurich Insurance Group AG	18,926	8,316,473

		223,640,047

Taiwan (0.2%)
Sea Ltd. (ADR)*	17,294	3,868,841

United Arab Emirates (0.0%)
NMC Health plc (r)*	12,466	—

United Kingdom (11.0%)
3i Group plc	121,141	2,375,931
abrdn plc	262,441	855,742
Admiral Group plc	24,387	1,042,095
Ashtead Group plc	56,455	4,540,559
Associated British Foods plc	46,366	1,260,195
AstraZeneca plc	194,856	22,887,994
Auto Trader Group plc (m)	119,101	1,192,948
AVEVA Group plc	14,658	675,365
Aviva plc	505,911	2,810,320
BAE Systems plc	413,856	3,079,841
Barclays plc	2,137,554	5,410,445
Barratt Developments plc	131,569	1,332,077
Berkeley Group Holdings plc	14,848	959,656
BP plc	2,546,286	11,390,767
British American Tobacco plc	274,201	10,145,242
British Land Co. plc (The) (REIT)	109,910	789,962
BT Group plc	1,145,786	2,629,515
Bunzl plc	42,799	1,671,297
Burberry Group plc	49,611	1,220,469
CK Hutchison Holdings Ltd.	337,152	2,174,881
CNH Industrial NV	131,346	2,552,604
Coca-Cola Europacific Partners plc	25,440	1,422,859
Compass Group plc*	224,403	5,014,759
Croda International plc	17,293	2,368,782
DCC plc	12,254	1,003,477
Diageo plc	294,169	16,070,240
Entain plc*	74,943	1,707,220
Experian plc	116,132	5,709,158
GlaxoSmithKline plc	632,891	13,762,933
Halma plc	47,324	2,049,773
Hargreaves Lansdown plc	42,558	780,539
HSBC Holdings plc	2,569,332	15,602,788
Imperial Brands plc	117,100	2,562,164
Informa plc*	196,588	1,374,630
InterContinental Hotels Group plc*	23,118	1,496,040
Intertek Group plc	19,816	1,510,076
J Sainsbury plc	213,509	797,049
JD Sports Fashion plc	270,215	796,602
Johnson Matthey plc	25,412	703,751
Just Eat Takeaway.com NV (m)*	23,398	1,291,174
Kingfisher plc	264,036	1,209,037
Land Securities Group plc (REIT)	90,160	947,488
Legal & General Group plc	742,724	2,990,809
Lloyds Banking Group plc	8,926,149	5,775,191
London Stock Exchange Group plc	41,405	3,883,831
M&G plc	315,682	852,446
Melrose Industries plc	535,875	1,159,808
National Grid plc	447,198	6,415,021
NatWest Group plc	715,081	2,184,546
Next plc	16,723	1,844,786
Ocado Group plc*	62,612	1,422,079
Pearson plc	102,353	849,527
Persimmon plc	38,842	1,501,530
Phoenix Group Holdings plc	77,863	688,417
Prudential plc	329,010	5,675,750

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Reckitt Benckiser Group plc	89,731	$7,702,701
RELX plc (London Stock Exchange)	113,119	3,677,756
RELX plc (Turquoise Stock Exchange)	130,049	4,222,694
Rentokil Initial plc	233,880	1,848,759
Rolls-Royce Holdings plc*	1,045,785	1,739,394
Sage Group plc (The)	137,257	1,583,996
Schroders plc	16,221	781,631
Segro plc (REIT)	150,102	2,918,545
Severn Trent plc	32,847	1,310,238
Smith & Nephew plc	113,416	1,985,707
Smiths Group plc	48,783	1,042,948
Spirax-Sarco Engineering plc	9,362	2,033,846
SSE plc	129,529	2,891,092
St James’s Place plc	69,269	1,578,434
Standard Chartered plc	333,484	2,024,021
Taylor Wimpey plc	440,342	1,046,024
Tesco plc	972,075	3,814,365
Unilever plc (Cboe Europe)	207,162	11,098,107
Unilever plc (London Stock Exchange)	118,578	6,332,577
United Utilities Group plc	86,371	1,273,122
Vodafone Group plc	3,519,259	5,347,497
Whitbread plc*	25,533	1,035,078
WPP plc	148,605	2,251,810

		263,962,527

United States (1.4%)
CyberArk Software Ltd.*	5,030	871,598
Ferguson plc	28,090	4,982,681
Fiverr International Ltd.*	3,670	417,279
Inmode Ltd.*	6,232	439,855
James Hardie Industries plc (CHDI)	56,504	2,273,355
QIAGEN NV*	28,002	1,561,815
Schneider Electric SE	67,763	13,304,974
Stellantis NV (Euronext Paris)	146,873	2,788,810
Stellantis NV (Italian Stock Exchange)	108,570	2,062,506
Swiss Re AG	38,022	3,766,314
Tenaris SA	58,253	610,817

		33,080,004

Total Common Stocks (90.8%) (Cost $1,564,723,845)		2,174,398,727

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.8%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $300,004, collateralized by various Foreign Government Agency Securities, ranging from 0.410% - 2.000%, maturing 4/14/22 - 6/10/31; total market value $306,054. (xx)	$300,000	300,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $4,975,029, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22 - 11/15/51; total market value $5,074,521. (xx)	4,975,021	4,975,021
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $400,002, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31 - 11/15/50; total market value $408,164. (xx)	400,000	400,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $10,000,389, collateralized by various Common Stocks; total market value $11,113,216. (xx)	10,000,000	10,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $2,000,105, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139% - 2.250%, maturing 10/31/22 - 11/15/25; total market value $2,222,420. (xx)	2,000,000	2,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $1,900,022, collateralized by various Common Stocks; total market value $2,100,193. (xx)	1,900,000	1,900,000

Total Repurchase Agreements		19,575,021

Total Short-Term Investments (0.8%) (Cost $19,575,021)		19,575,021

Total Investments in Securities (91.6%) (Cost $1,584,298,866)		2,193,973,748
Other Assets Less Liabilities (8.4%)		202,176,031

Net Assets (100%)		$2,396,149,779

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $41,402,800 or 1.7% of net assets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $37,084,218. This was collateralized by $19,534,809 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $19,575,021 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Denmark Krone
EUR	— European Currency Unit
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Insurance
AXA SA**	243,429	6,318,191	—	(573,643)	41,822	1,470,644	7,257,014	381,106	—

**	Not affiliated at December 31, 2021.

Futures contracts outstanding as of December 31, 2021 (Note 1):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,815	3/2022	EUR	88,595,936	2,499,164
FTSE 100 Index	555	3/2022	GBP	55,019,371	596,498
SPI 200 Index	164	3/2022	AUD	21,915,770	241,888
TOPIX Index	310	3/2022	JPY	53,683,387	766,699

					4,104,249

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	21,432,966	USD	15,261,879	HSBC Bank plc	3/18/2022	334,599
GBP	28,345,419	USD	37,533,757	HSBC Bank plc	3/18/2022	820,807

Total unrealized appreciation						1,155,406

JPY	4,321,071,614	USD	38,062,028	HSBC Bank plc	3/18/2022	(474,093)
USD	63,185,839	EUR	56,033,449	HSBC Bank plc	3/18/2022	(704,141)
USD	1,948,698	GBP	1,468,570	HSBC Bank plc	3/18/2022	(38,444)

Total unrealized depreciation						(1,216,678)

Net unrealized depreciation						(61,272)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 6,284,322, CHF 2,022, DKK 1,916, EUR 151,469,112, GBP 17,773,452, HKD 98,250, ILS 2,039, JPY 16,304,505, NOK 2,429, NZD 2,041, SEK 2,028 and SGD 2,030.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Australia	$—	$170,092,649	$—		$170,092,649
Austria	—	6,621,419	—		6,621,419
Belgium	—	17,372,707	—		17,372,707
Brazil	—	1,104,800	—		1,104,800
Chile	—	951,827	—		951,827
China	282,749	14,577,989	—		14,860,738
Denmark	—	58,804,187	—		58,804,187
Finland	—	27,308,966	—		27,308,966
France	—	231,390,370	—		231,390,370
Germany	—	189,299,896	—		189,299,896
Hong Kong	2,495,923	48,707,011	—		51,202,934
Ireland	—	15,145,785	—		15,145,785
Israel	4,751,443	9,451,137	—		14,202,580
Italy	—	44,903,018	—		44,903,018
Japan	—	488,912,719	586,530		489,499,249
Jordan	—	673,211	—		673,211
Luxembourg	—	4,825,451	—		4,825,451
Macau	—	2,192,884	—		2,192,884
Netherlands	—	119,622,490	—		119,622,490
New Zealand	—	6,190,103	—		6,190,103
Norway	—	12,890,463	—		12,890,463
Poland	—	314,821	—		314,821
Portugal	—	3,256,033	—		3,256,033
Russia	—	1,395,092	—		1,395,092
Saudi Arabia	—	2,285,796	—		2,285,796
Singapore	—	25,512,308	445,830		25,958,138
South Africa	—	6,649,670	—		6,649,670
Spain	—	49,691,250	—		49,691,250
Sweden	—	81,140,781	—		81,140,781
Switzerland	—	223,640,047	—		223,640,047
Taiwan	3,868,841	—	—		3,868,841
United Arab Emirates	—	—	—	(b)	—	(b)
United Kingdom	1,422,859	262,539,668	—		263,962,527
United States	1,728,732	31,351,272	—		33,080,004
Forward Currency Contracts	—	1,155,406	—		1,155,406
Futures	4,104,249	—	—		4,104,249

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Short-Term Investments
Repurchase Agreements	$—	$19,575,021	$—	$19,575,021

Total Assets	$18,654,796	$2,179,546,247	$1,032,360	$2,199,233,403

Liabilities:
Forward Currency Contracts	$—	$(1,216,678)	$—	$(1,216,678)

Total Liabilities	$—	$(1,216,678)	$—	$(1,216,678)

Total	$18,654,796	$2,178,329,569	$1,032,360	$2,198,016,725

(a)	Securities with market value of $1,032,360 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$1,155,406
Equity contracts	Receivables, Net assets – Unrealized appreciation	4,104,249 *

Total		$5,259,655

	Liability Derivatives
Foreign exchange contracts	Payables	$(1,216,678)

Total		$(1,216,678)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$837,856	$837,856
Equity contracts	38,555,728	—	38,555,728

Total	$38,555,728	$837,856	$39,393,584

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(1,380,842)	$(1,380,842)
Equity contracts	2,215,696	—	2,215,696

Total	$2,215,696	$(1,380,842)	$834,854

^ This Portfolio held forward foreign currency contracts for hedging and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $169,602,000 and futures contracts with an average notional balance of approximately $232,341,000 respectively, during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$1,155,406	$(1,155,406)	$—	$—

Total	$1,155,406	$(1,155,406)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$1,216,678	$(1,155,406)	$—	$61,272

Total	$1,216,678	$(1,155,406)	$—	$61,272

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 15%)*	$58,426,301
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 13%)*	$237,327,775

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$782,837,987
Aggregate gross unrealized depreciation	(204,698,879)

Net unrealized appreciation	$578,139,108

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,619,877,617

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,564,723,845)	$2,174,398,727
Repurchase Agreements (Cost $19,575,021)	19,575,021
Cash	10,774,016
Foreign cash (Cost $191,323,164)	191,944,146
Cash held as collateral at broker for futures	14,698,870
Dividends, interest and other receivables	6,704,390
Unrealized appreciation on forward foreign currency contracts	1,155,406
Receivable for securities sold	797,700
Receivable for Portfolio shares sold	102,008
Securities lending income receivable	9,129
Other assets	126,856

Total assets	2,420,286,269

LIABILITIES
Payable for return of collateral on securities loaned	19,575,021
Unrealized depreciation on forward foreign currency contracts	1,216,678
Investment management fees payable	891,782
Payable for securities purchased	797,670
Payable for Portfolio shares redeemed	728,081
Due to broker for futures variation margin	520,311
Administrative fees payable	235,439
Distribution fees payable – Class IB	22,624
Accrued expenses	148,884

Total liabilities	24,136,490

NET ASSETS	$2,396,149,779

Net assets were comprised of:
Paid in capital	$1,859,687,736
Total distributable earnings (loss)	536,462,043

Net assets	$2,396,149,779

Class IB
Net asset value, offering and redemption price per share, $108,730,956 / 7,394,547 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.70

Class K
Net asset value, offering and redemption price per share, $2,287,418,823 / 154,511,029 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.80

(x)	Includes value of securities on loan of $37,084,218.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($381,106 of dividend income received from affiliates) (net of $5,524,594 foreign withholding tax)	$56,100,485
Income from non-cash dividends	8,063,085
Securities lending (net)	346,297

Total income	64,509,867

EXPENSES
Investment management fees	10,887,258
Administrative fees	2,891,572
Interest expense	1,386,853
Custodian fees	341,800
Distribution fees – Class IB	276,760
Professional fees	162,718
Printing and mailing expenses	100,918
Trustees’ fees	69,453
Miscellaneous	154,054

Total expenses	16,271,386

NET INVESTMENT INCOME (LOSS)	48,238,481

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($41,822 realized gain (loss) from affiliates)	38,959,456
Futures contracts	38,555,728
Forward foreign currency contracts	837,856
Foreign currency transactions	(678,155)

Net realized gain (loss)	77,674,885

Change in unrealized appreciation (depreciation) on:
Investments in securities ($1,470,644 of change in unrealized appreciation (depreciation) from affiliates)	139,651,344
Futures contracts	2,215,696
Forward foreign currency contracts	(1,380,842)
Foreign currency translations	(13,975,653)

Net change in unrealized appreciation (depreciation)	126,510,545

NET REALIZED AND UNREALIZED GAIN (LOSS)	204,185,430

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$252,423,911

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$48,238,481	$35,682,813
Net realized gain (loss)	77,674,885	(9,511,018)
Net change in unrealized appreciation (depreciation)	126,510,545	162,221,672

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	252,423,911	188,393,467

Distributions to shareholders:
Class IB	(7,616,089)	(2,115,088)
Class K	(164,642,604)	(49,238,251)

Total distributions to shareholders	(172,258,693)	(51,353,339)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 370,787 and 1,155,158 shares, respectively ]	5,660,019	13,398,140
Capital shares issued in reinvestment of dividends and distributions [ 524,261 and 154,798 shares, respectively ]	7,616,089	2,115,088
Capital shares repurchased [ (1,292,996) and (1,681,153) shares, respectively ]	(19,587,147)	(20,683,324)

Total Class IB transactions	(6,311,039)	(5,170,096)

Class K
Capital shares sold [ 4,729,952 and 47,101,622 shares, respectively ]	73,673,482	532,621,092
Capital shares issued in reinvestment of dividends and distributions [ 11,257,756 and 3,575,027 shares, respectively ]	164,642,604	49,238,251
Capital shares repurchased [ (23,308,055) and (55,360,773) shares, respectively ]	(355,041,264)	(676,447,108)

Total Class K transactions	(116,725,178)	(94,587,765)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(123,036,217)	(99,757,861)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,870,999)	37,282,267
NET ASSETS:
Beginning of year	2,439,020,778	2,401,738,511

End of year	$2,396,149,779	$2,439,020,778

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019	2018	2017
Net asset value, beginning of year	$14.30		$13.68		$11.55	$13.82	$11.45

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	(cc)	0.17	(aa)	0.28	0.26	0.24
Net realized and unrealized gain (loss)	1.22		0.72		2.19	(2.24)	2.53

Total from investment operations	1.49		0.89		2.47	(1.98)	2.77

Less distributions:
Dividends from net investment income	(0.48)		(0.21)		(0.31)	(0.25)	(0.28)
Distributions from net realized gains	(0.61)		(0.06)		(0.03)	(0.04)	(0.12)

Total dividends and distributions	(1.09)		(0.27)		(0.34)	(0.29)	(0.40)

Net asset value, end of year	$14.70		$14.30		$13.68	$11.55	$13.82

Total return	10.59%		6.63%		21.44%	(14.43)%	24.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$108,731		$111,399		$111,644	$102,960	$130,219
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.91	%**	0.89	%**	0.86%	0.88%	0.88%
Before waivers and reimbursements (f)	0.91	%**	0.89	%**	0.86%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.74	%(dd)	1.33	%(bb)	2.18%	1.95%	1.82%
Before waivers and reimbursements (f)	1.74	%(dd)	1.33	%(bb)	2.18%	1.95%	1.82%
Portfolio turnover rate^	3%		18%		2%	5%	5%

	Year Ended December 31,
Class K	2021		2020		2019	2018	2017
Net asset value, beginning of year	$14.38		$13.75		$11.61	$13.89	$11.51

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	(cc)	0.20	(aa)	0.31	0.29	0.27
Net realized and unrealized gain (loss)	1.23		0.73		2.20	(2.24)	2.54

Total from investment operations	1.54		0.93		2.51	(1.95)	2.81

Less distributions:
Dividends from net investment income	(0.51)		(0.24)		(0.34)	(0.29)	(0.31)
Distributions from net realized gains	(0.61)		(0.06)		(0.03)	(0.04)	(0.12)

Total dividends and distributions	(1.12)		(0.30)		(0.37)	(0.33)	(0.43)

Net asset value, end of year	$14.80		$14.38		$13.75	$11.61	$13.89

Total return	10.92%		6.90%		21.69%	(14.19)%	24.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,287,419		$2,327,622		$2,290,095	$1,934,588	$2,192,977
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.66	%**	0.64	%**	0.61%	0.63%	0.63%
Before waivers and reimbursements (f)	0.66	%**	0.64	%**	0.61%	0.63%	0.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.98	%(dd)	1.59	%(bb)	2.42%	2.19%	2.06%
Before waivers and reimbursements (f)	1.98	%(dd)	1.59	%(bb)	2.42%	2.19%	2.06%
Portfolio turnover rate^	3%		18%		2%	5%	5%
**	Includes Interest Expense of 0.06% and 0.03% for periods ended December 31, 2021 and 2020, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.15 and $0.18 for Class IB and Class K, respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.14% lower.
(cc)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.22 and $0.25 for Class IB and Class K respectively.
(dd)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.33% lower.

See Notes to Financial Statements.

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	17.37%	7.81%
EQ/AB Dynamic Aggressive Growth Index	17.14	11.88
S&P 500® Index	28.71	18.08
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.51

* Date of inception 11/13/17. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 17.37% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/AB Dynamic Aggressive Growth Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government Bond Index, which returned 17.14%, 28.71% and (1.69)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	An underweight to U.S. Bonds relative to the benchmark benefited performance.

•	The U.S. large cap equities position added to performance for the year.

What hurt performance during the year:

•	International large cap equities detracted from performance.

•	The US. Small cap equities position detracted from performance as well.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

The Portfolio maintained an equity overweight at period end. The team maintains its positive long-term outlook for equities. The team’s expectation remains that pent-up consumer and corporate demand, strong consumer and corporate quality metrics, and supportive policies will continue to support the global economic expansion. The team has continued to see evidence of robust corporate earnings growth as companies were able to demonstrate continued margin expansion despite cost pressures. The Portfolio maintained an underweight to bonds, as upside risks to inflation suggest that bond yields may continue to rise. Additionally, historically low credit spreads increase bonds’ sensitivity to inflation and rising rates. Within equities, the team maintained an overweight to the U.S. and remained close to neutral to developed international markets.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	4.06
Weighted Average Coupon (%)	2.65
Weighted Average Effective Duration (Years)*	3.92
Weighted Average Rating**	AAA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
Exchange Traded Funds	23.2%
Investment Companies	19.5
U.S. Treasury Obligations	18.7
Information Technology	13.0
Repurchase Agreements	7.1
Health Care	5.9
Consumer Discretionary	5.6
Financials	4.8
Communication Services	4.6
Industrials	3.5
Consumer Staples	2.6
Real Estate	1.2
Energy	1.2
Materials	1.2
Utilities	1.1
Cash and Other	(13.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,056.30	$5.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.65	5.61

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.10%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (4.6%)
Diversified Telecommunication Services (0.5%)
AT&T, Inc.	33,040	$812,784
Lumen Technologies, Inc.	4,600	57,730
Verizon Communications, Inc.	19,150	995,034

		1,865,548

Entertainment (0.7%)
Activision Blizzard, Inc.	3,590	238,843
Electronic Arts, Inc.	1,310	172,789
Live Nation Entertainment, Inc.*	609	72,891
Netflix, Inc.*	2,050	1,235,002
Take-Two Interactive Software, Inc.*	540	95,969
Walt Disney Co. (The)*	8,403	1,301,540

		3,117,034

Interactive Media & Services (2.8%)
Alphabet, Inc., Class A*	1,400	4,055,856
Alphabet, Inc., Class C*	1,310	3,790,603
Match Group, Inc.*	1,275	168,619
Meta Platforms, Inc., Class A*	11,030	3,709,940
Twitter, Inc.*	3,690	159,482

		11,884,500

Media (0.5%)
Charter Communications, Inc., Class A*	590	384,662
Comcast Corp., Class A	21,190	1,066,493
Discovery, Inc., Class A (x)*	780	18,361
Discovery, Inc., Class C*	1,400	32,060
DISH Network Corp., Class A*	1,145	37,144
Fox Corp., Class A	1,490	54,981
Fox Corp., Class B	679	23,270
Interpublic Group of Cos., Inc. (The)	1,820	68,159
News Corp., Class A	1,810	40,381
News Corp., Class B	560	12,600
Omnicom Group, Inc.	990	72,537
ViacomCBS, Inc.	2,795	84,353

		1,895,001

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	2,711	314,422

Total Communication Services		19,076,505

Consumer Discretionary (5.6%)
Auto Components (0.0%)
Aptiv plc*	1,250	206,188
BorgWarner, Inc.	1,100	49,577

		255,765

Automobiles (1.1%)
Ford Motor Co.	18,150	376,976
General Motors Co.*	6,710	393,407
Tesla, Inc.*	3,763	3,976,663

		4,747,046

Distributors (0.1%)
Genuine Parts Co.	660	92,532
LKQ Corp.	1,250	75,037
Pool Corp.	192	108,672

		276,241

Hotels, Restaurants & Leisure (0.9%)
Booking Holdings, Inc.*	190	455,854
Caesars Entertainment, Inc.*	981	91,753
Carnival Corp. (x)*	3,690	74,243
Chipotle Mexican Grill, Inc.*	135	236,014
Darden Restaurants, Inc.	600	90,384
Domino’s Pizza, Inc.	168	94,807
Expedia Group, Inc.*	670	121,082
Hilton Worldwide Holdings, Inc.*	1,280	199,667
Las Vegas Sands Corp.*	1,582	59,547
Marriott International, Inc., Class A*	1,260	208,202
McDonald’s Corp.	3,460	927,522
MGM Resorts International	1,850	83,028
Norwegian Cruise Line Holdings Ltd. (x)*	1,710	35,465
Penn National Gaming, Inc.*	717	37,176
Royal Caribbean Cruises Ltd.*	1,030	79,207
Starbucks Corp.	5,450	637,487
Wynn Resorts Ltd.*	480	40,819
Yum! Brands, Inc.	1,360	188,850

		3,661,107

Household Durables (0.2%)
DR Horton, Inc.	1,500	162,675
Garmin Ltd.	700	95,319
Lennar Corp., Class A	1,270	147,523
Mohawk Industries, Inc.*	260	47,367
Newell Brands, Inc.	1,750	38,220
NVR, Inc.*	18	106,360
PulteGroup, Inc.	1,200	68,592
Whirlpool Corp.	290	68,051

		734,107

Internet & Direct Marketing Retail (1.7%)
Amazon.com, Inc.*	2,024	6,748,704
eBay, Inc.	3,000	199,500
Etsy, Inc.*	584	127,861

		7,076,065

Leisure Products (0.0%)
Hasbro, Inc.	590	60,050

Multiline Retail (0.2%)
Dollar General Corp.	1,090	257,055
Dollar Tree, Inc.*	1,070	150,356
Target Corp.	2,290	529,998

		937,409

Specialty Retail (1.1%)
Advance Auto Parts, Inc.	300	71,964
AutoZone, Inc.*	100	209,639
Bath & Body Works, Inc.	1,220	85,144
Best Buy Co., Inc.	1,040	105,664
CarMax, Inc.*	750	97,672
Gap, Inc. (The)	990	17,473
Home Depot, Inc. (The)	4,920	2,041,849
Lowe’s Cos., Inc.	3,270	845,230
O’Reilly Automotive, Inc.*	320	225,994
Ross Stores, Inc.	1,650	188,562

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
TJX Cos., Inc. (The)	5,580	$423,634
Tractor Supply Co.	530	126,458
Ulta Beauty, Inc.*	250	103,085

		4,542,368

Textiles, Apparel & Luxury Goods (0.3%)
NIKE, Inc., Class B	5,910	985,020
PVH Corp.	330	35,194
Ralph Lauren Corp.	220	26,149
Tapestry, Inc.	1,290	52,374
Under Armour, Inc., Class A*	870	18,435
Under Armour, Inc., Class C*	960	17,319
VF Corp.	1,500	109,830

		1,244,321

Total Consumer Discretionary		23,534,479

Consumer Staples (2.6%)
Beverages (0.6%)
Brown-Forman Corp., Class B	840	61,202
Coca-Cola Co. (The)	17,970	1,064,004
Constellation Brands, Inc., Class A	780	195,757
Molson Coors Beverage Co., Class B	870	40,324
Monster Beverage Corp.*	1,730	166,149
PepsiCo, Inc.	6,390	1,110,007

		2,637,443

Food & Staples Retailing (0.6%)
Costco Wholesale Corp.	2,050	1,163,785
Kroger Co. (The)	3,140	142,116
Sysco Corp.	2,360	185,378
Walgreens Boots Alliance, Inc.	3,320	173,171
Walmart, Inc.	6,610	956,401

		2,620,851

Food Products (0.4%)
Archer-Daniels-Midland Co.	2,580	174,382
Campbell Soup Co.	930	40,418
Conagra Brands, Inc.	2,220	75,813
General Mills, Inc.	2,800	188,664
Hershey Co. (The)	670	129,625
Hormel Foods Corp.	1,300	63,453
J M Smucker Co. (The)	500	67,910
Kellogg Co.	1,180	76,015
Kraft Heinz Co. (The)	3,110	111,649
Lamb Weston Holdings, Inc.	670	42,465
McCormick & Co., Inc. (Non-Voting)	1,150	111,101
Mondelez International, Inc., Class A	6,460	428,363
Tyson Foods, Inc., Class A	1,360	118,538

		1,628,396

Household Products (0.6%)
Church & Dwight Co., Inc.	1,130	115,825
Clorox Co. (The)	570	99,385
Colgate-Palmolive Co.	3,900	332,826
Kimberly-Clark Corp.	1,550	221,526
Procter & Gamble Co. (The)	11,230	1,837,004

		2,606,566

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	1,070	396,114

Tobacco (0.3%)
Altria Group, Inc.	8,530	404,237
Philip Morris International, Inc.	7,210	684,950

		1,089,187

Total Consumer Staples		10,978,557

Energy (1.2%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	3,830	92,150
Halliburton Co.	4,120	94,224
Schlumberger NV	6,470	193,776

		380,150

Oil, Gas & Consumable Fuels (1.1%)
APA Corp.	1,740	46,789
Chevron Corp.	8,945	1,049,696
ConocoPhillips	6,193	447,011
Coterra Energy, Inc.	3,750	71,250
Devon Energy Corp.	2,910	128,185
Diamondback Energy, Inc.	780	84,123
EOG Resources, Inc.	2,700	239,841
Exxon Mobil Corp.	19,590	1,198,712
Hess Corp.	1,270	94,018
Kinder Morgan, Inc.	9,020	143,057
Marathon Oil Corp.	3,640	59,769
Marathon Petroleum Corp.	2,950	188,770
Occidental Petroleum Corp.	4,096	118,743
ONEOK, Inc.	2,060	121,046
Phillips 66	2,020	146,369
Pioneer Natural Resources Co.	1,050	190,974
Valero Energy Corp.	1,890	141,958
Williams Cos., Inc. (The)	5,620	146,345

		4,616,656

Total Energy		4,996,806

Financials (4.8%)
Banks (1.8%)
Bank of America Corp.	34,268	1,524,583
Citigroup, Inc.	9,370	565,854
Citizens Financial Group, Inc.	1,970	93,083
Comerica, Inc.	610	53,070
Fifth Third Bancorp	3,190	138,924
First Republic Bank	810	167,273
Huntington Bancshares, Inc.	6,830	105,319
JPMorgan Chase & Co.	13,830	2,189,980
KeyCorp	4,420	102,235
M&T Bank Corp.	590	90,612
People’s United Financial, Inc.	1,980	35,284
PNC Financial Services Group, Inc. (The)	1,960	393,019
Regions Financial Corp.	4,410	96,138
Signature Bank	281	90,895
SVB Financial Group*	270	183,125
Truist Financial Corp.	6,173	361,429
US Bancorp	6,240	350,501
Wells Fargo & Co.	19,003	911,764
Zions Bancorp NA	750	47,370

		7,500,458

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Capital Markets (1.3%)
Ameriprise Financial, Inc.	530	$159,880
Bank of New York Mellon Corp. (The)	3,670	213,153
BlackRock, Inc.	667	610,678
Cboe Global Markets, Inc.	490	63,896
Charles Schwab Corp. (The)	6,939	583,570
CME Group, Inc.	1,660	379,244
FactSet Research Systems, Inc.	175	85,052
Franklin Resources, Inc.	1,300	43,537
Goldman Sachs Group, Inc. (The)	1,560	596,778
Intercontinental Exchange, Inc.	2,600	355,602
Invesco Ltd.	1,580	36,372
MarketAxess Holdings, Inc.	174	71,561
Moody’s Corp.	750	292,935
Morgan Stanley	6,753	662,874
MSCI, Inc.	380	232,822
Nasdaq, Inc.	540	113,405
Northern Trust Corp.	960	114,826
Raymond James Financial, Inc.	855	85,842
S&P Global, Inc.	1,120	528,562
State Street Corp.	1,690	157,170
T. Rowe Price Group, Inc.	1,050	206,472

		5,594,231

Consumer Finance (0.3%)
American Express Co.	2,980	487,528
Capital One Financial Corp.	2,060	298,885
Discover Financial Services	1,380	159,473
Synchrony Financial	2,630	122,006

		1,067,892

Diversified Financial Services (0.6%)
Berkshire Hathaway, Inc., Class B*	8,577	2,564,523

Insurance (0.8%)
Aflac, Inc.	2,850	166,411
Allstate Corp. (The)	1,360	160,004
American International Group, Inc.	3,950	224,597
Aon plc, Class A	1,050	315,588
Arthur J Gallagher & Co.	950	161,186
Assurant, Inc.	270	42,082
Brown & Brown, Inc.	1,078	75,762
Chubb Ltd.	2,030	392,419
Cincinnati Financial Corp.	690	78,612
Everest Re Group Ltd.	180	49,306
Globe Life, Inc.	430	40,300
Hartford Financial Services Group, Inc. (The)	1,600	110,464
Lincoln National Corp.	810	55,291
Loews Corp.	940	54,294
Marsh & McLennan Cos., Inc.	2,340	406,739
MetLife, Inc.	3,370	210,591
Principal Financial Group, Inc.	1,150	83,180
Progressive Corp. (The)	2,700	277,155
Prudential Financial, Inc.	1,790	193,750
Travelers Cos., Inc. (The)	1,150	179,894
W R Berkley Corp.	646	53,224
Willis Towers Watson plc	600	142,494

		3,473,343

Total Financials		20,200,447

Health Care (5.9%)
Biotechnology (0.8%)
AbbVie, Inc.	8,177	1,107,166
Amgen, Inc.	2,630	591,671
Biogen, Inc.*	690	165,545
Gilead Sciences, Inc.	5,800	421,138
Incyte Corp.*	860	63,124
Moderna, Inc.*	1,623	412,210
Regeneron Pharmaceuticals, Inc.*	489	308,813
Vertex Pharmaceuticals, Inc.*	1,200	263,520

		3,333,187

Health Care Equipment & Supplies (1.3%)
Abbott Laboratories	8,200	1,154,068
ABIOMED, Inc.*	210	75,426
Align Technology, Inc.*	340	223,441
Baxter International, Inc.	2,310	198,290
Becton Dickinson and Co.	1,330	334,468
Boston Scientific Corp.*	6,580	279,518
Cooper Cos., Inc. (The)	230	96,356
Dentsply Sirona, Inc.	1,010	56,348
Dexcom, Inc.*	448	240,554
Edwards Lifesciences Corp.*	2,880	373,104
Hologic, Inc.*	1,170	89,575
IDEXX Laboratories, Inc.*	400	263,384
Intuitive Surgical, Inc.*	1,650	592,845
Medtronic plc	6,210	642,425
ResMed, Inc.	670	174,522
STERIS plc	462	112,456
Stryker Corp.	1,550	414,501
Teleflex, Inc.	220	72,266
Zimmer Biomet Holdings, Inc.	960	121,958

		5,515,505

Health Care Providers & Services (1.2%)
AmerisourceBergen Corp.	690	91,694
Anthem, Inc.	1,130	523,800
Cardinal Health, Inc.	1,340	68,996
Centene Corp.*	2,695	222,068
Cigna Corp.	1,570	360,519
CVS Health Corp.	6,100	629,276
DaVita, Inc.*	310	35,266
HCA Healthcare, Inc.	1,140	292,889
Henry Schein, Inc.*	640	49,619
Humana, Inc.	600	278,316
Laboratory Corp. of America Holdings*	450	141,394
McKesson Corp.	710	176,485
Quest Diagnostics, Inc.	560	96,886
UnitedHealth Group, Inc.	4,370	2,194,352
Universal Health Services, Inc., Class B	350	45,381

		5,206,941

Health Care Technology (0.0%)
Cerner Corp.	1,360	126,303

Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	1,400	223,510
Bio-Rad Laboratories, Inc., Class A*	99	74,801
Bio-Techne Corp.	178	92,087

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Charles River Laboratories International, Inc.*	233	$87,790
Danaher Corp.	2,940	967,289
Illumina, Inc.*	680	258,699
IQVIA Holdings, Inc.*	890	251,105
Mettler-Toledo International, Inc.*	110	186,693
PerkinElmer, Inc.	520	104,551
Thermo Fisher Scientific, Inc.	1,820	1,214,377
Waters Corp.*	280	104,328
West Pharmaceutical Services, Inc.	348	163,215

		3,728,445

Pharmaceuticals (1.7%)
Bristol-Myers Squibb Co.	10,280	640,958
Catalent, Inc.*	787	100,760
Eli Lilly and Co.	3,676	1,015,385
Johnson & Johnson	12,180	2,083,632
Merck & Co., Inc.	11,710	897,454
Organon & Co.	1,170	35,626
Pfizer, Inc.	25,941	1,531,816
Viatris, Inc.	5,596	75,714
Zoetis, Inc.	2,190	534,426

		6,915,771

Total Health Care		24,826,152

Industrials (3.5%)
Aerospace & Defense (0.6%)
Boeing Co. (The)*	2,550	513,366
General Dynamics Corp.	1,070	223,063
Howmet Aerospace, Inc.	1,780	56,658
Huntington Ingalls Industries, Inc.	180	33,613
L3Harris Technologies, Inc.	924	197,034
Lockheed Martin Corp.	1,140	405,167
Northrop Grumman Corp.	700	270,949
Raytheon Technologies Corp.	6,970	599,838
Textron, Inc.	1,030	79,516
TransDigm Group, Inc.*	250	159,070

		2,538,274

Air Freight & Logistics (0.3%)
CH Robinson Worldwide, Inc.	600	64,578
Expeditors International of Washington, Inc.	780	104,746
FedEx Corp.	1,140	294,850
United Parcel Service, Inc., Class B	3,370	722,326

		1,186,500

Airlines (0.1%)
Alaska Air Group, Inc.*	570	29,697
American Airlines Group, Inc. (x)*	2,990	53,700
Delta Air Lines, Inc.*	2,960	115,677
Southwest Airlines Co.*	2,730	116,953
United Airlines Holdings, Inc.*	1,490	65,232

		381,259

Building Products (0.2%)
A O Smith Corp.	610	52,369
Allegion plc	410	54,300
Carrier Global Corp.	4,010	217,502
Fortune Brands Home & Security, Inc.	630	67,347
Johnson Controls International plc	3,290	267,510
Masco Corp.	1,140	80,051
Trane Technologies plc	1,100	222,233

		961,312

Commercial Services & Supplies (0.2%)
Cintas Corp.	410	181,700
Copart, Inc.*	980	148,588
Republic Services, Inc.	970	135,266
Rollins, Inc.	1,040	35,578
Waste Management, Inc.	1,790	298,751

		799,883

Construction & Engineering (0.0%)
Quanta Services, Inc.	640	73,382

Electrical Equipment (0.2%)
AMETEK, Inc.	1,060	155,862
Eaton Corp. plc	1,840	317,989
Emerson Electric Co.	2,760	256,597
Generac Holdings, Inc.*	292	102,761
Rockwell Automation, Inc.	540	188,379

		1,021,588

Industrial Conglomerates (0.5%)
3M Co.	2,680	476,049
General Electric Co.	5,071	479,057
Honeywell International, Inc.	3,190	665,147
Roper Technologies, Inc.	490	241,011

		1,861,264

Machinery (0.7%)
Caterpillar, Inc.	2,530	523,052
Cummins, Inc.	660	143,972
Deere & Co.	1,310	449,186
Dover Corp.	660	119,856
Fortive Corp.	1,650	125,878
IDEX Corp.	349	82,476
Illinois Tool Works, Inc.	1,320	325,776
Ingersoll Rand, Inc.	1,866	115,449
Otis Worldwide Corp.	1,970	171,528
PACCAR, Inc.	1,600	141,216
Parker-Hannifin Corp.	600	190,872
Pentair plc	760	55,503
Snap-on, Inc.	250	53,845
Stanley Black & Decker, Inc.	750	141,465
Westinghouse Air Brake Technologies Corp.	872	80,320
Xylem, Inc.	830	99,534

		2,819,928

Professional Services (0.2%)
Equifax, Inc.	560	163,962
IHS Markit Ltd.	1,840	244,573
Jacobs Engineering Group, Inc.	600	83,538
Leidos Holdings, Inc.	653	58,052
Nielsen Holdings plc	1,660	34,047
Robert Half International, Inc.	510	56,875
Verisk Analytics, Inc.	740	169,260

		810,307

Road & Rail (0.4%)
CSX Corp.	10,430	392,168
JB Hunt Transport Services, Inc.	390	79,716

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Norfolk Southern Corp.	1,140	$339,389
Old Dominion Freight Line, Inc.	436	156,254
Union Pacific Corp.	3,020	760,829

		1,728,356

Trading Companies & Distributors (0.1%)
Fastenal Co.	2,650	169,759
United Rentals, Inc.*	340	112,979
WW Grainger, Inc.	200	103,648

		386,386

Total Industrials		14,568,439

Information Technology (13.0%)
Communications Equipment (0.4%)
Arista Networks, Inc.*	1,040	149,500
Cisco Systems, Inc.	19,500	1,235,715
F5, Inc.*	280	68,519
Juniper Networks, Inc.	1,500	53,565
Motorola Solutions, Inc.	780	211,926

		1,719,225

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	2,760	241,390
CDW Corp.	636	130,240
Corning, Inc.	3,550	132,167
IPG Photonics Corp.*	160	27,542
Keysight Technologies, Inc.*	850	175,534
TE Connectivity Ltd.	1,510	243,623
Teledyne Technologies, Inc.*	213	93,058
Trimble, Inc.*	1,157	100,879
Zebra Technologies Corp., Class A*	252	149,990

		1,294,423

IT Services (2.0%)
Accenture plc, Class A	2,940	1,218,777
Akamai Technologies, Inc.*	750	87,780
Automatic Data Processing, Inc.	1,960	483,297
Broadridge Financial Solutions, Inc.	530	96,895
Cognizant Technology Solutions Corp., Class A	2,430	215,590
DXC Technology Co.*	1,160	37,340
EPAM Systems, Inc.*	262	175,134
Fidelity National Information Services, Inc.	2,850	311,077
Fiserv, Inc.*	2,756	286,045
FleetCor Technologies, Inc.*	380	85,059
Gartner, Inc.*	390	130,385
Global Payments, Inc.	1,351	182,628
International Business Machines Corp.	4,140	553,352
Jack Henry & Associates, Inc.	340	56,777
Mastercard, Inc., Class A	4,030	1,448,060
Paychex, Inc.	1,480	202,020
PayPal Holdings, Inc.*	5,440	1,025,875
VeriSign, Inc.*	450	114,219
Visa, Inc., Class A	7,810	1,692,505

		8,402,815

Semiconductors & Semiconductor Equipment (2.8%)
Advanced Micro Devices, Inc.*	5,610	807,279
Analog Devices, Inc.	2,488	437,316
Applied Materials, Inc.	4,220	664,059
Broadcom, Inc.	1,900	1,264,279
Enphase Energy, Inc.*	616	112,691
Intel Corp.	18,770	966,655
KLA Corp.	710	305,378
Lam Research Corp.	660	474,639
Microchip Technology, Inc.	2,520	219,391
Micron Technology, Inc.	5,200	484,380
Monolithic Power Systems, Inc.	206	101,626
NVIDIA Corp.	11,530	3,391,088
NXP Semiconductors NV	1,227	279,486
Qorvo, Inc.*	510	79,759
QUALCOMM, Inc.	5,220	954,582
Skyworks Solutions, Inc.	760	117,907
SolarEdge Technologies, Inc.*	244	68,459
Teradyne, Inc.	761	124,446
Texas Instruments, Inc.	4,270	804,767
Xilinx, Inc.	1,140	241,714

		11,899,901

Software (4.3%)
Adobe, Inc.*	2,210	1,253,203
ANSYS, Inc.*	400	160,448
Autodesk, Inc.*	1,020	286,814
Cadence Design Systems, Inc.*	1,280	238,528
Ceridian HCM Holding, Inc.*	615	64,243
Citrix Systems, Inc.	570	53,916
Fortinet, Inc.*	630	226,422
Intuit, Inc.	1,270	816,889
Microsoft Corp.	34,780	11,697,210
NortonLifeLock, Inc.	2,690	69,886
Oracle Corp.	7,621	664,627
Paycom Software, Inc.*	221	91,757
PTC, Inc.*	488	59,121
salesforce.com, Inc.*	4,500	1,143,585
ServiceNow, Inc.*	922	598,479
Synopsys, Inc.*	710	261,635
Tyler Technologies, Inc.*	191	102,749

		17,789,512

Technology Hardware, Storage & Peripherals (3.2%)
Apple, Inc.	72,362	12,849,320
Hewlett Packard Enterprise Co.	6,040	95,251
HP, Inc.	5,550	209,068
NetApp, Inc.	1,030	94,750
Seagate Technology Holdings plc	960	108,461
Western Digital Corp.*	1,410	91,946

		13,448,796

Total Information Technology		54,554,672

Materials (1.2%)
Chemicals (0.8%)
Air Products and Chemicals, Inc.	1,020	310,345
Albemarle Corp.	540	126,236
Celanese Corp.	510	85,711
CF Industries Holdings, Inc.	990	70,072
Corteva, Inc.	3,390	160,279
Dow, Inc.	3,450	195,684
DuPont de Nemours, Inc.	2,416	195,164
Eastman Chemical Co.	620	74,964
Ecolab, Inc.	1,150	269,778
FMC Corp.	590	64,835

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
International Flavors & Fragrances, Inc.	1,144	$172,344
Linde plc	2,390	827,968
LyondellBasell Industries NV, Class A	1,220	112,521
Mosaic Co. (The)	1,590	62,471
PPG Industries, Inc.	1,090	187,960
Sherwin-Williams Co. (The)	1,120	394,419

		3,310,751

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	290	127,751
Vulcan Materials Co.	610	126,624

		254,375

Containers & Packaging (0.1%)
Amcor plc	7,134	85,679
Avery Dennison Corp.	380	82,297
Ball Corp.	1,510	145,368
International Paper Co.	1,800	84,564
Packaging Corp. of America	430	58,544
Sealed Air Corp.	690	46,554
Westrock Co.	1,230	54,563

		557,569

Metals & Mining (0.2%)
Freeport-McMoRan, Inc.	6,790	283,347
Newmont Corp.	3,695	229,164
Nucor Corp.	1,350	154,102

		666,613

Total Materials		4,789,308

Real Estate (1.2%)
Equity Real Estate Investment Trusts (REITs) (1.2%)
Alexandria Real Estate Equities, Inc. (REIT)	640	142,694
American Tower Corp. (REIT)	2,110	617,175
AvalonBay Communities, Inc. (REIT)	650	164,183
Boston Properties, Inc. (REIT)	650	74,867
Crown Castle International Corp. (REIT)	2,000	417,480
Digital Realty Trust, Inc. (REIT)	1,307	231,169
Duke Realty Corp. (REIT)	1,750	114,870
Equinix, Inc. (REIT)	420	355,253
Equity Residential (REIT)	1,570	142,085
Essex Property Trust, Inc. (REIT)	300	105,669
Extra Space Storage, Inc. (REIT)	620	140,573
Federal Realty Investment Trust (REIT)	320	43,622
Healthpeak Properties, Inc. (REIT)	2,490	89,864
Host Hotels & Resorts, Inc. (REIT)*	3,300	57,387
Iron Mountain, Inc. (REIT)	1,330	69,599
Kimco Realty Corp. (REIT)	2,830	69,760
Mid-America Apartment Communities, Inc. (REIT)	530	121,603
Prologis, Inc. (REIT)	3,414	574,781
Public Storage (REIT)	710	265,938
Realty Income Corp. (REIT)	2,549	182,483
Regency Centers Corp. (REIT)	700	52,745
SBA Communications Corp. (REIT)	510	198,400
Simon Property Group, Inc. (REIT)	1,520	242,850
UDR, Inc. (REIT)	1,290	77,387
Ventas, Inc. (REIT)	1,820	93,038
Vornado Realty Trust (REIT)	730	30,558
Welltower, Inc. (REIT)	1,950	167,252
Weyerhaeuser Co. (REIT)	3,460	142,483

		4,985,768

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	1,550	168,191

Total Real Estate		5,153,959

Utilities (1.1%)
Electric Utilities (0.7%)
Alliant Energy Corp.	1,150	70,691
American Electric Power Co., Inc.	2,310	205,521
Duke Energy Corp.	3,560	373,444
Edison International	1,750	119,437
Entergy Corp.	920	103,638
Evergy, Inc.	1,060	72,727
Eversource Energy	1,590	144,658
Exelon Corp.	4,520	261,075
FirstEnergy Corp.	2,510	104,391
NextEra Energy, Inc.	9,070	846,775
NRG Energy, Inc.	1,130	48,680
Pinnacle West Capital Corp.	520	36,707
PPL Corp.	3,560	107,014
Southern Co. (The)	4,900	336,042
Xcel Energy, Inc.	2,490	168,573

		2,999,373

Gas Utilities (0.0%)
Atmos Energy Corp.	600	62,862

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	3,080	74,844

Multi-Utilities (0.3%)
Ameren Corp.	1,190	105,922
CenterPoint Energy, Inc.	2,740	76,473
CMS Energy Corp.	1,340	87,167
Consolidated Edison, Inc.	1,630	139,072
Dominion Energy, Inc.	3,740	293,814
DTE Energy Co.	890	106,391
NiSource, Inc.	1,810	49,974
Public Service Enterprise Group, Inc.	2,330	155,481
Sempra Energy	1,470	194,452
WEC Energy Group, Inc.	1,450	140,751

		1,349,497

Water Utilities (0.1%)
American Water Works Co., Inc.	840	158,642

Total Utilities		4,645,218

Total Common Stocks (44.7%) (Cost $141,857,934)		187,324,542

EXCHANGE TRADED FUNDS (ETF):
Equity (23.2%)
iShares MSCI EAFE ETF (x)	747,183	58,788,358
iShares Russell 2000 ETF (x)	85,404	18,998,120

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
SPDR S&P MidCap 400 ETF Trust (x)	37,104	$19,207,999

Total Exchange Traded Funds (23.2%) (Cost $81,936,899)		96,994,477

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (18.7%)
U.S. Treasury Bonds
7.125%, 2/15/23	$1,074,400	1,154,324
6.000%, 2/15/26	857,100	1,023,995
6.125%, 11/15/27	1,054,800	1,339,968
5.250%, 11/15/28	665,600	832,803
U.S. Treasury Notes 2.000%, 2/15/23	768,900	782,074
0.125%, 4/30/23	3,571,400	3,551,884
1.750%, 5/15/23	1,043,000	1,060,148
2.500%, 8/15/23	2,283,500	2,351,889
1.375%, 8/31/23	1,265,300	1,280,266
1.375%, 9/30/23	1,939,700	1,963,062
2.750%, 11/15/23	2,249,300	2,334,221
2.125%, 11/30/23	2,121,000	2,177,671
2.250%, 12/31/23	3,055,800	3,147,168
2.500%, 1/31/24	1,880,800	1,948,036
2.750%, 2/15/24	2,534,200	2,639,631
2.125%, 3/31/24	1,521,400	1,565,842
2.250%, 11/15/24	1,497,000	1,552,201
1.500%, 11/30/24	1,120,200	1,138,018
2.000%, 2/15/25	745,400	767,879
0.500%, 3/31/25	623,600	613,412
2.125%, 5/15/25	1,120,900	1,160,787
0.250%, 6/30/25	2,607,300	2,533,952
2.000%, 8/15/25	2,684,200	2,769,034
0.250%, 8/31/25	1,567,100	1,518,560
0.250%, 9/30/25	829,000	803,028
2.250%, 11/15/25	338,700	352,904
0.375%, 12/31/25	966,500	937,169
0.375%, 1/31/26	1,728,400	1,673,240
1.625%, 2/15/26	1,602,600	1,630,753
0.500%, 2/28/26	656,000	637,612
0.750%, 4/30/26	321,000	314,763
0.750%, 5/31/26	2,393,400	2,345,502
1.500%, 8/15/26	2,167,700	2,193,436
0.750%, 8/31/26	660,100	645,660
0.875%, 9/30/26	1,851,600	1,819,916
2.000%, 11/15/26	3,908,200	4,045,635
2.250%, 2/15/27	1,162,500	1,218,576
2.375%, 5/15/27	1,296,100	1,368,661
2.250%, 8/15/27	1,184,300	1,242,969
2.250%, 11/15/27	1,371,200	1,440,449
2.750%, 2/15/28	742,700	803,056
2.875%, 5/15/28	881,000	960,422
2.875%, 8/15/28	137,000	149,704
3.125%, 11/15/28	1,417,600	1,576,693
2.625%, 2/15/29	693,400	750,215
2.375%, 5/15/29	704,000	750,955
1.625%, 8/15/29	522,700	530,593
1.500%, 2/15/30	473,100	475,650
0.625%, 5/15/30	1,291,000	1,208,607
0.625%, 8/15/30	1,464,800	1,366,384
0.875%, 11/15/30	1,636,700	1,554,978
1.125%, 2/15/31	1,816,200	1,760,939
1.625%, 5/15/31	1,207,500	1,223,065
1.250%, 8/15/31	1,243,400	1,216,103

Total U.S. Treasury Obligations		78,204,462

Total Long-Term Debt Securities (18.7%) (Cost $78,440,028)		78,204,462

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (19.5%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	30,000,000	30,000,000
JPMorgan Prime Money Market Fund, IM Shares	51,473,311	51,493,901

Total Investment Companies		81,493,901

	Principal Amount	Value (Note 1)
Repurchase Agreements (7.1%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $7,641,476, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22 - 11/15/51; total market value $7,794,293. (xx)	$7,641,463	7,641,463
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $5,000,025, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31 - 11/15/50; total market value $5,102,049. (xx)	5,000,000	5,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $17,100,200, collateralized by various Common Stocks; total market value $18,901,735. (xx)	17,100,000	17,100,000

Total Repurchase Agreements		29,741,463

Total Short-Term Investments (26.6%) (Cost $111,236,351)		111,235,364

Total Investments in Securities (113.2%) (Cost $413,471,212)		473,758,845
Other Assets Less Liabilities (-13.2%)		(55,168,046)

Net Assets (100%)		$418,590,799

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $71,649,226. This was collateralized by $13,628,631 of various U.S. Government Treasury Securities, ranging from 0.000% - 4.375%, maturing 1/31/22 - 8/15/50

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

and by cash of $59,741,463 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

AUD	— Australian Dollar
CHF	— Swiss Franc
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	506	3/2022	EUR	24,699,473	595,348
FTSE 100 Index	70	3/2022	GBP	6,939,380	(32,272)
S&P 500 E-Mini Index	134	3/2022	USD	31,881,950	377,246
SPI 200 Index	17	3/2022	AUD	2,271,757	33,850
TOPIX Index	65	3/2022	JPY	11,256,194	51,823

					1,025,995

Short Contracts
U.S. Treasury 2 Year Note	(48)	3/2022	USD	(10,472,250)	18,104
U.S. Treasury 5 Year Note	(14)	3/2022	USD	(1,693,672)	6,404
U.S. Treasury 10 Year Note	(81)	3/2022	USD	(10,567,969)	(108,605)

					(84,097)

					941,898

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CHF	375,000	USD	403,871	JPMorgan Chase Bank	1/13/2022	7,770
CHF	7,109,352	USD	7,737,263	Morgan Stanley	1/13/2022	66,726
GBP	340,721	USD	450,976	JPMorgan Chase Bank	1/14/2022	10,197
GBP	5,779,824	USD	7,642,751	Morgan Stanley	1/14/2022	180,355
SEK	2,588,233	USD	284,473	Citibank NA	1/20/2022	1,993
SEK	450,128	USD	49,597	Goldman Sachs International	1/20/2022	224
SEK	63,762,288	USD	7,040,582	Morgan Stanley	1/20/2022	16,647
USD	538,632	NOK	4,502,000	Morgan Stanley	1/20/2022	27,573
USD	280,552	SEK	2,449,263	JPMorgan Chase Bank	1/20/2022	9,467
USD	2,912,594	SEK	25,148,999	Morgan Stanley	1/20/2022	129,095
USD	3,538,721	AUD	4,843,051	BNP Paribas	2/8/2022	14,791
USD	708,809	AUD	959,013	Morgan Stanley	2/8/2022	11,007
USD	10,189,351	JPY	1,164,806,897	Morgan Stanley	2/9/2022	60,350
EUR	373,650	USD	423,827	JPMorgan Chase Bank	2/10/2022	1,893
EUR	2,354,376	USD	2,663,182	Morgan Stanley	2/10/2022	19,291
USD	989,084	EUR	860,399	Goldman Sachs International	2/10/2022	8,783

Total unrealized appreciation						566,162

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	434,268	CHF	401,710	JPMorgan Chase Bank	1/13/2022	(6,692)
USD	6,164,396	CHF	5,662,621	Morgan Stanley	1/13/2022	(51,505)
GBP	1,832,335	USD	2,484,688	BNP Paribas	1/14/2022	(4,587)
USD	733,180	GBP	552,962	Goldman Sachs International	1/14/2022	(15,264)
USD	3,336,030	GBP	2,489,355	HSBC Bank plc	1/14/2022	(33,361)
USD	863,390	GBP	643,950	JPMorgan Chase Bank	1/14/2022	(8,209)
USD	6,875,615	GBP	5,122,804	Morgan Stanley	1/14/2022	(58,202)
NOK	74,495,808	USD	8,710,586	HSBC Bank plc	1/20/2022	(253,963)
NOK	32,672,578	USD	3,763,837	Morgan Stanley	1/20/2022	(54,908)
SEK	886,381	USD	101,628	HSBC Bank plc	1/20/2022	(3,523)
SEK	16,633,122	USD	1,912,209	JPMorgan Chase Bank	1/20/2022	(71,250)
SEK	83,743,983	USD	9,436,868	Morgan Stanley	1/20/2022	(168,059)
USD	930,029	NOK	8,454,551	Citibank NA	1/20/2022	(29,716)
USD	2,877,466	NOK	25,895,988	Goldman Sachs International	1/20/2022	(62,198)
USD	6,616,484	NOK	59,321,714	Morgan Stanley	1/20/2022	(117,604)
AUD	894,631	USD	654,178	Morgan Stanley	2/8/2022	(3,222)
USD	410,966	AUD	573,000	JPMorgan Chase Bank	2/8/2022	(5,964)
JPY	125,222,804	USD	1,098,350	Goldman Sachs International	2/9/2022	(9,430)
JPY	1,483,600,045	USD	13,066,804	Morgan Stanley	2/9/2022	(165,621)
EUR	7,991,130	USD	9,242,829	Citibank NA	2/10/2022	(138,084)
USD	5,256,530	EUR	4,627,022	Morgan Stanley	2/10/2022	(15,297)

Total unrealized depreciation						(1,276,659)

Net unrealized depreciation						(710,497)

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$19,076,505	$—	$—	$19,076,505
Consumer Discretionary	23,534,479	—	—	23,534,479
Consumer Staples	10,978,557	—	—	10,978,557
Energy	4,996,806	—	—	4,996,806
Financials	20,200,447	—	—	20,200,447
Health Care	24,826,152	—	—	24,826,152
Industrials	14,568,439	—	—	14,568,439
Information Technology	54,554,672	—	—	54,554,672
Materials	4,789,308	—	—	4,789,308
Real Estate	5,153,959	—	—	5,153,959
Utilities	4,645,218	—	—	4,645,218
Exchange Traded Funds	96,994,477	—	—	96,994,477
Forward Currency Contracts	—	566,162	—	566,162
Futures	1,082,775	—	—	1,082,775
Short-Term Investments
Investment Companies	81,493,901	—	—	81,493,901
Repurchase Agreements	—	29,741,463	—	29,741,463
U.S. Treasury Obligations	—	78,204,462	—	78,204,462

Total Assets	$366,895,695	$108,512,087	$—	$475,407,782

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Liabilities:
Forward Currency Contracts	$—	$(1,276,659)	$—	$(1,276,659)
Futures	(140,877)	—	—	(140,877)

Total Liabilities	$(140,877)	$(1,276,659)	$—	$(1,417,536)

Total	$366,754,818	$107,235,428	$—	$473,990,246

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$24,508	*
Foreign exchange contracts	Receivables	566,162
Equity contracts	Receivables, Net assets – Unrealized appreciation	1,058,267	*

Total		$1,648,937

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(108,605	)*
Foreign exchange contracts	Payables	(1,276,659)
Equity contracts	Payables, Net assets – Unrealized depreciation	(32,272	)*

Total		$(1,417,536)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(860,831)	$—	$(860,831)
Foreign exchange contracts	—	(1,053,621)	(1,053,621)
Equity contracts	21,327,808	—	21,327,808

Total	$20,466,977	$(1,053,621)	$19,413,356

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(125,261)	$—	$(125,261)
Foreign exchange contracts	—	(934,190)	(934,190)
Equity contracts	(1,119,885)	—	(1,119,885)

Total	$(1,245,146)	$(934,190)	$(2,179,336)

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $88,903,000 and futures contracts with an average notional balance of approximately $144,215,000 respectively, during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$14,791	$(4,587)	$—	$10,204
Citibank NA	1,993	(1,993)	—	—
Goldman Sachs International	9,007	(9,007)	—	—
JPMorgan Chase Bank	29,327	(29,327)	—	—
Morgan Stanley	511,044	(511,044)	—	—

Total	$566,162	$(555,958)	$—	$10,204

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$4,587	$(4,587)	$—	$—
Citibank NA	167,800	(1,993)	—	165,807
Goldman Sachs International	86,892	(9,007)	—	77,885
HSBC Bank plc	290,847	—	—	290,847
JPMorgan Chase Bank	92,115	(29,327)	—	62,788
Morgan Stanley	634,418	(511,044)	—	123,374

Total	$1,276,659	$(555,958)	$—	$720,701

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$130,352,200
Long-term U.S. government debt securities	82,021,477

$212,373,677

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$9,634,135
Long-term U.S. government debt securities	3,463,682

$13,097,817

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$63,721,110
Aggregate gross unrealized depreciation	(3,446,968)

Net unrealized appreciation	$60,274,142

Federal income tax cost of investments in securities and derivative instruments, if applicable	$413,716,104

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $383,729,749)	$444,017,382
Repurchase Agreements (Cost $29,741,463)	29,741,463
Cash	299,054
Foreign cash (Cost $4,668)	4,940
Due from broker for futures variation margin	4,641,303
Receivable for securities sold	1,244,404
Dividends, interest and other receivables	624,726
Unrealized appreciation on forward foreign currency contracts	566,162
Securities lending income receivable	10,704
Other assets	1,406

Total assets	481,151,544

LIABILITIES
Payable for return of collateral on securities loaned	59,741,463
Unrealized depreciation on forward foreign currency contracts	1,276,659
Payable for securities purchased	1,106,425
Investment management fees payable	249,627
Distribution fees payable – Class IB	86,548
Administrative fees payable	40,786
Payable for Portfolio shares redeemed	2,693
Accrued expenses	56,544

Total liabilities	62,560,745

NET ASSETS	$418,590,799

Net assets were comprised of:
Paid in capital	$360,920,469
Total distributable earnings (loss)	57,670,330

Net assets	$418,590,799

Class IB
Net asset value, offering and redemption price per share, $418,590,799 / 33,749,842 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.40

(x)	Includes value of securities on loan of $71,649,226.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $696 foreign withholding tax)	$3,744,498
Interest	122,728
Securities lending (net)	92,396

Total income	3,959,622

EXPENSES
Investment management fees	2,556,095
Distribution fees – Class IB	852,032
Administrative fees	402,863
Professional fees	58,037
Printing and mailing expenses	27,556
Custodian fees	16,800
Trustees’ fees	8,905
Miscellaneous	4,462

Gross expenses	3,926,750
Less: Waiver from investment manager	(178,743)

Net expenses	3,748,007

NET INVESTMENT INCOME (LOSS)	211,615

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	703,016
Futures contracts	20,466,977
Forward foreign currency contracts	(1,053,621)
Foreign currency transactions	28,679

Net realized gain (loss)	20,145,051

Change in unrealized appreciation (depreciation) on:
Investments in securities	34,403,079
Futures contracts	(1,245,146)
Forward foreign currency contracts	(934,190)
Foreign currency translations	(79,341)

Net change in unrealized appreciation (depreciation)	32,144,402

NET REALIZED AND UNREALIZED GAIN (LOSS)	52,289,453

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$52,501,068

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$211,615	$68,154
Net realized gain (loss)	20,145,051	(2,356,808)
Net change in unrealized appreciation (depreciation)	32,144,402	16,700,835

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,501,068	14,412,181

Distributions to shareholders:
Class IB	(18,304,917)	(3,599,083)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 7,678,975 and 7,598,780 shares, respectively ]	94,976,517	75,651,755
Capital shares issued in reinvestment of dividends and distributions [ 1,495,191 and 346,723 shares, respectively ]	18,304,917	3,599,083
Capital shares repurchased [ (1,006,053) and (583,441) shares, respectively ]	(11,934,107)	(5,998,078)

Total Class IB transactions	101,347,327	73,252,760

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	101,347,327	73,252,760

TOTAL INCREASE (DECREASE) IN NET ASSETS	135,543,478	84,065,858
NET ASSETS:
Beginning of year	283,047,321	198,981,463

End of year	$418,590,799	$283,047,321

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,								November 13, 2017* to December 31, 2017
Class IB	2021		2020		2019		2018
Net asset value, beginning of period	$11.06		$10.92		$9.30		$10.24		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.01		—	#	0.12		0.18		0.03
Net realized and unrealized gain (loss)	1.91		0.28		1.73		(1.00)		0.24

Total from investment operations	1.92		0.28		1.85		(0.82)		0.27

Less distributions:
Dividends from net investment income	(0.02)		(0.06)		(0.08)		(0.11)		(0.03)
Distributions from net realized gains	(0.56)		(0.08)		(0.15)		(0.01)		—

Total dividends and distributions	(0.58)		(0.14)		(0.23)		(0.12)		(0.03)

Net asset value, end of period	$12.40		$11.06		$10.92		$9.30		$10.24

Total return (b)	17.37%		2.70%		19.86%		(8.07)%		2.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$418,591		$283,047		$198,981		$82,748		$103
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.10	%(j)	1.11	%(j)	1.09	%(k)	1.05	%(m)	1.13	%**(n)
Before waivers and reimbursements (a)(f)	1.15%		1.18%		1.19%		1.46%		3.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.06%		0.03%		1.20%		1.75%		2.07	%(l)
Before waivers and reimbursements (a)(f)(x)	0.01%		(0.04)%		1.09%		1.34%		0.16	%(l)
Portfolio turnover rate^	7%		22%		56%		3%		0	%(z)

	Year Ended December 31,				November 13, 2017* to December 31, 2017
Class K	January 1, 2019 to September 10, 2019‡		Year Ended December 31, 2018
Net asset value, beginning of period	$9.30		$10.24		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09		0.14		0.03
Net realized and unrealized gain (loss)	1.13		(0.94)		0.25

Total from investment operations	1.22		(0.80)		0.28

Less distributions:
Dividends from net investment income	—		(0.13)		(0.04)
Distributions from net realized gains	—		(0.01)		—

Total dividends and distributions	—		(0.14)		(0.04)

Net asset value, end of period	$10.52		$9.30		$10.24

Total return (b)	13.12%		(7.83)%		2.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$9,379		$10,176
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.83	%(k)	0.81	%(m)	0.88	%**(n)
Before waivers and reimbursements (a)(f)	0.94%		1.38%		2.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.29%		1.37%		2.33	%(l)
Before waivers and reimbursements (a)(f)(x)	1.19%		0.80%		0.42	%(l)
Portfolio turnover rate^	56%		3%		0	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.005.
*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
‡	After the close of business on September 10, 2019 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.94% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.21% for Class IB and 0.96% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	14.94%	8.44%	6.27%
EQ/AB Dynamic Growth Index	14.71	11.47	9.20
S&P 500® Index	28.71	18.47	15.40
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.32	1.90
* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.94% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/AB Dynamic Growth Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government Bond Index, which returned 14.71%, 28.71% and (1.69)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	An underweight to U.S. Bonds relative to the benchmark benefited performance.

•	The U.S. large cap equities position added to performance for the year.

What hurt performance during the year:

•	International large cap equities detracted from performance.

•	The US. Small cap equities position detracted from performance as well.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

The Portfolio maintained an equity overweight at period end. The team maintains its positive long-term outlook for equities. The team’s expectation remains that pent-up consumer and corporate demand, strong consumer and corporate quality metrics, and supportive policies will continue to support the global economic expansion. The team has continued to see evidence of robust corporate earnings growth as companies were able to demonstrate continued margin expansion despite cost pressures. The Portfolio maintained an underweight to bonds, as upside risks to inflation suggest that bond yields may continue to rise. Additionally, historically low credit spreads increase bonds’ sensitivity to inflation and rising rates. Within equities, the team maintained an overweight to the U.S. and remained close to neutral to developed international markets.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	4.06
Weighted Average Coupon (%)	1.54
Weighted Average Effective Duration (Years)*	3.95
Weighted Average Rating**	AAA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	28.8%
Information Technology	13.7
Health Care	7.7
Financials	7.4
Consumer Discretionary	7.4
Industrials	6.0
Communication Services	5.0
Investment Company	4.8
Consumer Staples	4.2
Exchange Traded Fund	4.0
Materials	2.4
Repurchase Agreements	1.8
Energy	1.7
Real Estate	1.6
Utilities	1.6
U.S. Government Agency Securities	0.8
Cash and Other	1.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,051.00	$5.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.47	5.79

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.14%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.0%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc.	67,494	$1,660,352
BT Group plc	83,877	192,493
Cellnex Telecom SA (m)	4,866	283,534
Deutsche Telekom AG (Registered)	31,322	581,260
Elisa OYJ	1,328	81,826
HKT Trust & HKT Ltd.	32,415	43,566
Infrastrutture Wireless Italiane SpA (m)	3,111	37,827
Koninklijke KPN NV	30,781	95,671
Lumen Technologies, Inc.	8,709	109,298
Nippon Telegraph & Telephone Corp.	12,214	334,470
Orange SA	18,748	200,917
Proximus SADP	1,481	28,900
Singapore Telecommunications Ltd.	75,485	129,953
Spark New Zealand Ltd.	17,402	53,872
Swisscom AG (Registered)	253	142,882
Telecom Italia SpA	93,637	46,288
Telefonica Deutschland Holding AG	9,527	26,476
Telefonica SA (x)	46,180	202,522
Telefonica SA*	1,775	7,784
Telenor ASA	6,366	100,190
Telia Co. AB	24,980	97,875
Telstra Corp. Ltd.	37,906	115,278
United Internet AG (Registered)	899	35,762
Verizon Communications, Inc.	39,131	2,033,247

		6,642,243

Entertainment (0.8%)
Activision Blizzard, Inc.	7,361	489,727
Bollore SA	7,479	41,893
Capcom Co. Ltd.	1,630	38,373
Electronic Arts, Inc.	2,673	352,569
Embracer Group AB*	4,337	46,321
Koei Tecmo Holdings Co. Ltd.	544	21,400
Konami Holdings Corp.	905	43,429
Live Nation Entertainment, Inc.*	1,276	152,724
Netflix, Inc.*	4,187	2,522,416
Nexon Co. Ltd.	4,608	89,091
Nintendo Co. Ltd.	1,061	494,850
Sea Ltd. (ADR)*	1,304	291,718
Square Enix Holdings Co. Ltd.	806	41,341
Take-Two Interactive Software, Inc.*	1,089	193,537
Toho Co. Ltd.	1,107	47,396
Ubisoft Entertainment SA*	864	42,366
Universal Music Group NV	6,861	193,563
Walt Disney Co. (The)*	17,174	2,660,081

		7,762,795

Interactive Media & Services (2.7%)
Adevinta ASA*	2,230	29,703
Alphabet, Inc., Class A*	2,844	8,239,182
Alphabet, Inc., Class C*	2,643	7,647,758
Auto Trader Group plc (m)	8,940	89,545
Kakaku.com, Inc.	1,312	35,016
Match Group, Inc.*	2,675	353,769
Meta Platforms, Inc., Class A*	22,365	7,522,468
REA Group Ltd. (x)	529	64,520
Scout24 SE (m)	846	59,158
SEEK Ltd.	3,188	76,031
Twitter, Inc.*	7,557	326,614
Z Holdings Corp.	25,347	147,062

		24,590,826

Media (0.5%)
Charter Communications, Inc., Class A*	1,170	762,805
Comcast Corp., Class A	43,094	2,168,921
CyberAgent, Inc.	3,758	62,530
Dentsu Group, Inc. (x)	2,103	74,957
Discovery, Inc., Class A (x)*	1,599	37,641
Discovery, Inc., Class C*	2,870	65,723
DISH Network Corp., Class A*	2,360	76,558
Fox Corp., Class A	3,027	111,696
Fox Corp., Class B	1,389	47,601
Hakuhodo DY Holdings, Inc.	2,066	34,412
Informa plc*	13,743	96,097
Interpublic Group of Cos., Inc. (The)	3,721	139,352
News Corp., Class A	3,714	82,859
News Corp., Class B	1,150	25,875
Omnicom Group, Inc.	2,009	147,200
Pearson plc	6,895	57,228
Publicis Groupe SA	2,196	148,009
Schibsted ASA, Class A	700	27,033
Schibsted ASA, Class B	920	31,027
ViacomCBS, Inc.	5,734	173,052
Vivendi SE	7,338	99,333
WPP plc	11,013	166,880

		4,636,789

Wireless Telecommunication Services (0.3%)
KDDI Corp.	15,324	447,877
SoftBank Corp.	27,006	341,478
SoftBank Group Corp.	11,409	538,959
Tele2 AB, Class B	4,435	63,363
T-Mobile US, Inc.*	5,548	643,457
Vodafone Group plc	261,590	397,485

		2,432,619

Total Communication Services		46,065,272

Consumer Discretionary (7.4%)
Auto Components (0.2%)
Aisin Corp.	1,385	53,098
Aptiv plc*	2,556	421,612
BorgWarner, Inc.	2,266	102,129
Bridgestone Corp. (x)	5,366	230,865
Cie Generale des Etablissements Michelin SCA	1,624	266,522
Continental AG*	1,065	112,896
Denso Corp.	4,100	339,641
Faurecia SE (Euronext Paris)	971	46,231
Faurecia SE (Italian Stock Exchange)	173	8,102
Koito Manufacturing Co. Ltd.	1,041	55,113
Stanley Electric Co. Ltd.	1,203	30,109

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Sumitomo Electric Industries Ltd.	7,134	$92,997
Valeo	2,214	66,999

		1,826,314

Automobiles (1.6%)
Bayerische Motoren Werke AG	3,148	317,148
Bayerische Motoren Werke AG (Preference) (q)	592	49,404
Daimler AG (Registered)	8,102	623,459
Ferrari NV	1,202	311,328
Ford Motor Co.	37,101	770,588
General Motors Co.*	13,722	804,521
Honda Motor Co. Ltd.	15,496	435,122
Isuzu Motors Ltd.	5,515	68,608
Mazda Motor Corp.*	5,367	41,292
Nissan Motor Co. Ltd.*	21,486	103,816
Porsche Automobil Holding SE (Preference) (q)	1,445	137,270
Renault SA*	1,763	61,309
Stellantis NV (Euronext Paris)	9,499	180,366
Stellantis NV (Italian Stock Exchange)	9,559	181,592
Subaru Corp.	5,887	105,273
Suzuki Motor Corp.	3,554	136,840
Tesla, Inc.*	7,689	8,125,581
Toyota Motor Corp.	100,163	1,833,376
Volkswagen AG (x)	321	94,434
Volkswagen AG (Preference) (q)	1,754	354,415
Yamaha Motor Co. Ltd. (x)	2,816	67,542

		14,803,284

Distributors (0.1%)
Genuine Parts Co.	1,346	188,709
LKQ Corp.	2,534	152,116
Pool Corp.	379	214,514

		555,339

Diversified Consumer Services (0.0%)
IDP Education Ltd.	1,975	49,789

Hotels, Restaurants & Leisure (1.0%)
Accor SA*	1,568	50,788
Aristocrat Leisure Ltd.	5,674	179,862
Booking Holdings, Inc.*	389	933,300
Caesars Entertainment, Inc.*	2,020	188,931
Carnival Corp. (x)*	7,603	152,972
Chipotle Mexican Grill, Inc.*	266	465,035
Compass Group plc*	16,812	375,700
Crown Resorts Ltd.*	3,266	28,419
Darden Restaurants, Inc.	1,226	184,685
Domino’s Pizza Enterprises Ltd.	570	48,947
Domino’s Pizza, Inc.	344	194,130
Entain plc*	5,532	126,020
Evolution AB (m)	1,627	231,585
Expedia Group, Inc.*	1,380	249,394
Flutter Entertainment plc*	1,592	251,936
Galaxy Entertainment Group Ltd.*	20,394	105,664
Genting Singapore Ltd.	51,727	29,748
Hilton Worldwide Holdings, Inc.*	2,634	410,878
InterContinental Hotels Group plc*	1,717	111,113
La Francaise des Jeux SAEM (m)	898	39,811
Las Vegas Sands Corp.*	3,249	122,292
Marriott International, Inc., Class A*	2,585	427,145
McDonald’s Corp.	7,063	1,893,378
McDonald’s Holdings Co. Japan Ltd. (x)	750	33,187
Melco Resorts & Entertainment Ltd. (ADR)*	1,908	19,423
MGM Resorts International	3,678	165,069
Norwegian Cruise Line Holdings Ltd.*	3,497	72,528
Oriental Land Co. Ltd.	1,903	320,861
Penn National Gaming, Inc.*	1,570	81,405
Royal Caribbean Cruises Ltd.*	2,119	162,951
Sands China Ltd.*	21,793	50,755
Sodexo SA	879	77,117
Starbucks Corp.	11,153	1,304,566
Tabcorp Holdings Ltd.	19,847	72,487
Whitbread plc*	1,945	78,848
Wynn Resorts Ltd.*	994	84,530
Yum! Brands, Inc.	2,770	384,642

		9,710,102

Household Durables (0.4%)
Barratt Developments plc	9,271	93,865
Berkeley Group Holdings plc	1,098	70,966
DR Horton, Inc.	3,080	334,026
Electrolux AB, Class B	2,040	49,554
Garmin Ltd.	1,436	195,540
Iida Group Holdings Co. Ltd.	1,340	31,173
Lennar Corp., Class A	2,569	298,415
Mohawk Industries, Inc.*	518	94,369
Newell Brands, Inc.	3,578	78,144
NVR, Inc.*	31	183,175
Open House Group Co. Ltd.	776	40,611
Panasonic Corp.	20,751	228,201
Persimmon plc	3,085	119,258
PulteGroup, Inc.	2,393	136,784
Rinnai Corp.	359	32,395
SEB SA	271	42,238
Sekisui Chemical Co. Ltd.	3,413	57,027
Sekisui House Ltd.	5,726	122,903
Sharp Corp.	1,887	21,670
Sony Group Corp.	11,945	1,503,120
Taylor Wimpey plc	33,732	80,130
Whirlpool Corp.	574	134,695

		3,948,259

Internet & Direct Marketing Retail (1.7%)
Amazon.com, Inc.*	4,123	13,747,484
Delivery Hero SE (m)*	1,549	172,827
eBay, Inc.	5,916	393,414
Etsy, Inc.*	1,198	262,290
Fiverr International Ltd.*	277	31,495
Just Eat Takeaway.com NV (m)*	1,691	93,315
Mercari, Inc.*	961	48,956
Prosus NV*	8,866	742,207
Rakuten Group, Inc.	7,747	77,719
Zalando SE (m)*	2,103	170,328
ZOZO, Inc.	1,172	36,577

		15,776,612

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	1,881	$147,072
Hasbro, Inc.	1,225	124,681
Shimano, Inc.	701	186,844
Yamaha Corp.	1,312	64,670

		523,267

Multiline Retail (0.3%)
Dollar General Corp.	2,205	520,005
Dollar Tree, Inc.*	2,125	298,605
Next plc	1,297	143,078
Pan Pacific International Holdings Corp.	3,757	51,833
Ryohin Keikaku Co. Ltd.	2,190	33,393
Target Corp.	4,613	1,067,633
Wesfarmers Ltd.	10,785	465,305

		2,579,852

Specialty Retail (1.1%)
Advance Auto Parts, Inc.	595	142,729
AutoZone, Inc.*	199	417,182
Bath & Body Works, Inc.	2,498	174,335
Best Buy Co., Inc.	2,092	212,547
CarMax, Inc.*	1,532	199,512
Chow Tai Fook Jewellery Group Ltd.	18,700	33,623
Fast Retailing Co. Ltd.	559	317,380
Gap, Inc. (The)	2,026	35,759
H & M Hennes & Mauritz AB, Class B	6,863	135,252
Hikari Tsushin, Inc.	213	32,793
Home Depot, Inc. (The)	9,975	4,139,725
Industria de Diseno Textil SA	10,305	334,721
JD Sports Fashion plc	24,235	71,445
Kingfisher plc	19,835	90,826
Lowe’s Cos., Inc.	6,545	1,691,752
Nitori Holdings Co. Ltd.	756	113,206
O’Reilly Automotive, Inc.*	637	449,868
Ross Stores, Inc.	3,358	383,752
TJX Cos., Inc. (The)	11,366	862,907
Tractor Supply Co.	1,076	256,734
Ulta Beauty, Inc.*	514	211,943
USS Co. Ltd.	1,851	28,900

		10,336,891

Textiles, Apparel & Luxury Goods (0.9%)
adidas AG	1,804	520,036
Burberry Group plc	3,866	95,106
Cie Financiere Richemont SA (Registered)	4,948	743,666
EssilorLuxottica SA	2,715	578,764
Hermes International	300	524,621
Kering SA	716	576,241
LVMH Moet Hennessy Louis Vuitton SE	2,628	2,175,168
Moncler SpA	1,942	141,546
NIKE, Inc., Class B	12,077	2,012,874
Pandora A/S	965	120,461
Puma SE	997	122,022
PVH Corp.	671	71,562
Ralph Lauren Corp.	460	54,676
Swatch Group AG (The)	275	84,202
Swatch Group AG (The) (Registered)	533	31,265
Tapestry, Inc.	2,600	105,560
Under Armour, Inc., Class A*	1,783	37,782
Under Armour, Inc., Class C*	2,032	36,657
VF Corp.	3,081	225,591

		8,257,800

Total Consumer Discretionary		68,367,509

Consumer Staples (4.2%)
Beverages (0.9%)
Anheuser-Busch InBev SA/NV	7,232	437,782
Asahi Group Holdings Ltd.	4,308	167,556
Brown-Forman Corp., Class B	1,727	125,829
Budweiser Brewing Co. APAC Ltd. (m)	15,700	41,175
Carlsberg A/S, Class B	950	164,271
Coca-Cola Co. (The)	36,743	2,175,553
Coca-Cola Europacific Partners plc	1,961	109,679
Coca-Cola HBC AG*	1,899	65,674
Constellation Brands, Inc., Class A	1,552	389,506
Davide Campari-Milano NV	4,912	71,889
Diageo plc	22,093	1,206,925
Heineken Holding NV	1,087	100,427
Heineken NV	2,460	276,878
Ito En Ltd.	490	25,729
Kirin Holdings Co. Ltd. (x)	7,589	121,854
Molson Coors Beverage Co., Class B	1,780	82,503
Monster Beverage Corp.*	3,550	340,942
PepsiCo, Inc.	13,068	2,270,042
Pernod Ricard SA	1,992	479,659
Remy Cointreau SA	233	56,768
Suntory Beverage & Food Ltd.	1,301	47,050
Treasury Wine Estates Ltd. (x)	6,674	60,113

		8,817,804

Food & Staples Retailing (0.8%)
Aeon Co. Ltd.	6,136	144,505
Carrefour SA	5,814	106,603
Coles Group Ltd.	12,591	164,341
Cosmos Pharmaceutical Corp.	213	31,349
Costco Wholesale Corp.	4,176	2,370,715
Endeavour Group Ltd.	11,891	58,310
Etablissements Franz Colruyt NV	533	22,610
HelloFresh SE*	1,600	123,031
J Sainsbury plc	15,273	57,016
Jeronimo Martins SGPS SA	2,678	61,283
Kesko OYJ, Class B	2,546	85,046
Kobe Bussan Co. Ltd.	1,324	51,277
Koninklijke Ahold Delhaize NV	9,973	342,161
Kroger Co. (The)	6,396	289,483
Lawson, Inc.	535	25,348
Ocado Group plc*	4,693	106,590
Seven & i Holdings Co. Ltd.	7,200	316,467
Sysco Corp.	4,845	380,575
Tesco plc	73,134	286,974
Tsuruha Holdings, Inc.	392	37,622
Walgreens Boots Alliance, Inc.	6,790	354,166
Walmart, Inc.	13,441	1,944,778
Welcia Holdings Co. Ltd.	862	26,902

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Woolworths Group Ltd.	12,066	$333,675

		7,720,827

Food Products (1.0%)
Ajinomoto Co., Inc.	4,475	136,043
Archer-Daniels-Midland Co.	5,287	357,348
Associated British Foods plc	3,342	90,833
Barry Callebaut AG (Registered)	34	82,687
Campbell Soup Co.	1,913	83,139
Chocoladefabriken Lindt & Spruengli AG	11	152,469
Chocoladefabriken Lindt & Spruengli AG (Registered)	2	268,218
Conagra Brands, Inc.	4,533	154,802
Danone SA	6,201	385,397
General Mills, Inc.	5,724	385,683
Hershey Co. (The)	1,374	265,828
Hormel Foods Corp.	2,666	130,127
J M Smucker Co. (The)	1,024	139,080
JDE Peet’s NV	950	29,311
Kellogg Co.	2,418	155,768
Kerry Group plc (London Stock Exchange), Class A	1,404	179,626
Kerry Group plc (Turquoise Stock Exchange), Class A	123	15,859
Kikkoman Corp.	1,390	116,850
Kraft Heinz Co. (The)	6,710	240,889
Lamb Weston Holdings, Inc.	1,380	87,464
McCormick & Co., Inc. (Non-Voting)	2,356	227,613
Meiji Holdings Co. Ltd.	1,188	70,848
Mondelez International, Inc., Class A	13,184	874,231
Mowi ASA	4,181	99,083
Nestle SA (Registered)	26,628	3,724,180
Nisshin Seifun Group, Inc.	1,584	22,831
Nissin Foods Holdings Co. Ltd.	635	46,315
Orkla ASA	6,964	69,873
Toyo Suisan Kaisha Ltd.	919	38,947
Tyson Foods, Inc., Class A	2,786	242,828
WH Group Ltd. (m)	78,315	49,113
Wilmar International Ltd.	16,661	51,185
Yakult Honsha Co. Ltd.	1,198	62,488

		9,036,956

Household Products (0.7%)
Church & Dwight Co., Inc.	2,307	236,468
Clorox Co. (The)	1,161	202,432
Colgate-Palmolive Co.	7,966	679,818
Essity AB, Class B	5,699	186,304
Henkel AG & Co. KGaA	992	77,589
Henkel AG & Co. KGaA (Preference) (q)	1,702	137,850
Kimberly-Clark Corp.	3,182	454,771
Lion Corp.	1,884	25,174
Procter & Gamble Co. (The)	22,872	3,741,402
Reckitt Benckiser Group plc	6,754	579,778
Unicharm Corp.	3,887	168,922

		6,490,508

Personal Products (0.4%)
Beiersdorf AG	950	97,753
Estee Lauder Cos., Inc. (The), Class A	2,190	810,738
Kao Corp.	4,493	235,098
Kobayashi Pharmaceutical Co. Ltd. (x)	511	40,159
Kose Corp.	315	35,736
L’Oreal SA	2,380	1,129,780
Pola Orbis Holdings, Inc.	771	12,849
Shiseido Co. Ltd.	3,822	213,112
Unilever plc (Cboe Europe)	13,364	715,938
Unilever plc (London Stock Exchange)	11,184	597,274

		3,888,437

Tobacco (0.4%)
Altria Group, Inc.	17,362	822,785
British American Tobacco plc	20,611	762,592
Imperial Brands plc	8,894	194,602
Japan Tobacco, Inc. (x)	11,300	228,151
Philip Morris International, Inc.	14,714	1,397,830
Swedish Match AB	14,265	113,695

		3,519,655

Total Consumer Staples		39,474,187

Energy (1.7%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	8,261	198,760
Halliburton Co.	8,460	193,480
Schlumberger NV	13,257	397,047
Tenaris SA	4,370	45,822

		835,109

Oil, Gas & Consumable Fuels (1.6%)
Aker BP ASA	1,192	36,762
Ampol Ltd.	2,182	47,086
APA Corp.	3,433	92,313
BP plc	190,030	850,096
Chevron Corp.	18,219	2,138,000
ConocoPhillips	12,466	899,796
Coterra Energy, Inc.	7,689	146,091
Devon Energy Corp.	5,950	262,098
Diamondback Energy, Inc.	1,609	173,531
ENEOS Holdings, Inc.	28,838	107,876
Eni SpA	23,718	329,976
EOG Resources, Inc.	5,530	491,230
Equinor ASA	9,276	248,475
Exxon Mobil Corp.	40,014	2,448,457
Galp Energia SGPS SA	4,556	44,193
Hess Corp.	2,605	192,848
Idemitsu Kosan Co. Ltd.	1,979	50,529
Inpex Corp. (x)	9,662	84,163
Kinder Morgan, Inc.	18,430	292,300
Lundin Energy AB	1,907	68,482
Marathon Oil Corp.	7,358	120,818
Marathon Petroleum Corp.	5,818	372,294
Neste OYJ	4,049	199,880
Occidental Petroleum Corp.	8,386	243,110
OMV AG	1,434	81,549
ONEOK, Inc.	4,214	247,615
Phillips 66	4,141	300,057
Pioneer Natural Resources Co.	2,146	390,314

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Repsol SA	13,654	$162,228
Royal Dutch Shell plc, Class A	38,794	851,601
Royal Dutch Shell plc, Class B	34,829	764,845
Santos Ltd.	28,945	132,882
TotalEnergies SE	23,727	1,205,599
Valero Energy Corp.	3,864	290,225
Washington H Soul Pattinson & Co. Ltd.	2,048	44,120
Williams Cos., Inc. (The)	11,484	299,043
Woodside Petroleum Ltd.	8,962	142,990

		14,853,472

Total Energy		15,688,581

Financials (7.4%)
Banks (3.1%)
ABN AMRO Bank NV (CVA) (m)	3,803	55,923
Australia & New Zealand Banking Group Ltd.	27,001	540,422
Banco Bilbao Vizcaya Argentaria SA	62,661	374,533
Banco Santander SA	162,957	545,541
Bank Hapoalim BM	10,232	105,646
Bank Leumi Le-Israel BM	13,266	142,732
Bank of America Corp.	68,071	3,028,479
Barclays plc	160,114	405,271
BNP Paribas SA	10,654	737,115
BOC Hong Kong Holdings Ltd.	34,761	113,900
CaixaBank SA	41,775	114,812
Chiba Bank Ltd. (The)	4,259	24,400
Citigroup, Inc.	18,754	1,132,554
Citizens Financial Group, Inc.	4,028	190,323
Comerica, Inc.	1,239	107,793
Commerzbank AG*	9,415	71,699
Commonwealth Bank of Australia	16,822	1,236,123
Concordia Financial Group Ltd.	10,230	37,174
Credit Agricole SA	11,699	167,157
Danske Bank A/S	6,415	110,926
DBS Group Holdings Ltd.	17,231	417,605
DNB Bank ASA	8,673	198,937
Erste Group Bank AG	3,253	153,141
Fifth Third Bancorp	6,462	281,420
FinecoBank Banca Fineco SpA	5,554	97,599
First Republic Bank	1,694	349,828
Hang Seng Bank Ltd. (x)	7,036	128,763
HSBC Holdings plc	193,212	1,173,319
Huntington Bancshares, Inc.	13,671	210,807
ING Groep NV	36,656	510,894
Intesa Sanpaolo SpA	155,207	401,823
Israel Discount Bank Ltd., Class A	10,506	70,762
Japan Post Bank Co. Ltd.	3,569	32,733
JPMorgan Chase & Co.	27,932	4,423,032
KBC Group NV	2,416	207,561
KeyCorp	8,800	203,544
Lloyds Banking Group plc	665,895	430,832
M&T Bank Corp.	1,216	186,753
Mediobanca Banca di Credito Finanziario SpA	5,748	66,161
Mitsubishi UFJ Financial Group, Inc.	114,872	624,042
Mizrahi Tefahot Bank Ltd.	1,382	53,343
Mizuho Financial Group, Inc.	22,669	288,314
National Australia Bank Ltd.	30,985	650,144
NatWest Group plc	54,483	166,443
Nordea Bank Abp (Aquis Stock Exchange)	403	4,949
Nordea Bank Abp (Turquoise Stock Exchange)	30,044	367,396
Oversea-Chinese Banking Corp. Ltd.	31,520	266,643
People’s United Financial, Inc.	4,045	72,082
PNC Financial Services Group, Inc. (The)	3,994	800,877
Raiffeisen Bank International AG	1,458	42,959
Regions Financial Corp.	9,010	196,418
Resona Holdings, Inc.	18,742	72,895
Shizuoka Bank Ltd. (The)	3,855	27,548
Signature Bank	573	185,348
Skandinaviska Enskilda Banken AB, Class A	15,294	213,004
Societe Generale SA	7,628	262,315
Standard Chartered plc	24,825	150,671
Sumitomo Mitsui Financial Group, Inc.	12,413	425,493
Sumitomo Mitsui Trust Holdings, Inc.	3,234	108,044
SVB Financial Group*	555	376,423
Svenska Handelsbanken AB, Class A	13,707	148,444
Swedbank AB, Class A	8,572	172,745
Truist Financial Corp.	12,617	738,725
UniCredit SpA	19,973	307,981
United Overseas Bank Ltd.	11,058	220,733
US Bancorp	12,753	716,336
Wells Fargo & Co.	37,686	1,808,174
Westpac Banking Corp.	34,475	535,507
Zions Bancorp NA	1,478	93,350

		28,885,383

Capital Markets (1.8%)
3i Group plc	9,109	178,654
abrdn plc	19,844	64,705
Ameriprise Financial, Inc.	1,058	319,156
Amundi SA (m)	607	50,137
ASX Ltd.	1,852	125,176
Bank of New York Mellon Corp. (The)	7,180	417,014
BlackRock, Inc.	1,350	1,236,006
Cboe Global Markets, Inc.	1,007	131,313
Charles Schwab Corp. (The)	14,209	1,194,977
CME Group, Inc.	3,397	776,079
Credit Suisse Group AG (Registered)	25,073	244,126
Daiwa Securities Group, Inc.	13,574	76,549
Deutsche Bank AG (Registered)*	19,422	243,629
Deutsche Boerse AG	1,822	305,136
EQT AB	2,799	152,709
Euronext NV (m)	811	84,253
FactSet Research Systems, Inc.	356	173,020
Franklin Resources, Inc.	2,656	88,949
Futu Holdings Ltd. (ADR) (x)*	471	20,394
Goldman Sachs Group, Inc. (The)	3,209	1,227,603
Hargreaves Lansdown plc	3,343	61,313

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Hong Kong Exchanges & Clearing Ltd.	11,387	$665,034
Intercontinental Exchange, Inc.	5,325	728,300
Invesco Ltd.	3,225	74,239
Japan Exchange Group, Inc.	4,770	104,415
Julius Baer Group Ltd.	2,122	142,476
London Stock Exchange Group plc	3,153	295,755
Macquarie Group Ltd.	3,315	495,390
Magellan Financial Group Ltd. (x)	1,299	20,074
MarketAxess Holdings, Inc.	360	148,057
Moody’s Corp.	1,529	597,197
Morgan Stanley	13,568	1,331,835
MSCI, Inc.	780	477,898
Nasdaq, Inc.	1,106	232,271
Nomura Holdings, Inc.	28,768	125,471
Northern Trust Corp.	1,962	234,675
Partners Group Holding AG	218	361,858
Raymond James Financial, Inc.	1,750	175,700
S&P Global, Inc.	2,278	1,075,057
SBI Holdings, Inc.	2,237	60,967
Schroders plc	1,218	58,691
Singapore Exchange Ltd.	7,226	49,868
St James’s Place plc	5,147	117,285
State Street Corp.	3,455	321,315
T. Rowe Price Group, Inc.	2,124	417,663
UBS Group AG (Registered)	33,270	599,532

		16,081,921

Consumer Finance (0.2%)
American Express Co.	5,929	969,985
Capital One Financial Corp.	4,022	583,552
Discover Financial Services	2,770	320,101
Synchrony Financial	5,172	239,929

		2,113,567

Diversified Financial Services (0.7%)
Berkshire Hathaway, Inc., Class B*	17,310	5,175,690
Eurazeo SE	365	31,914
EXOR NV	1,055	94,840
Groupe Bruxelles Lambert SA	1,109	123,936
Industrivarden AB, Class A	1,199	38,267
Industrivarden AB, Class C	1,557	48,952
Investor AB, Class A	4,717	124,552
Investor AB, Class B	17,122	431,546
Kinnevik AB, Class B (x)*	2,357	84,186
L E Lundbergforetagen AB, Class B	772	43,401
M&G plc	24,064	64,981
Mitsubishi HC Capital, Inc.	6,203	30,683
ORIX Corp.	11,478	234,240
Sofina SA	157	77,218
Tokyo Century Corp.	347	16,833
Wendel SE	254	30,480

		6,651,719

Insurance (1.6%)
Admiral Group plc	1,888	80,677
Aegon NV	16,815	84,099
Aflac, Inc.	5,752	335,859
Ageas SA/NV	1,608	83,389
AIA Group Ltd.	114,106	1,150,199
Allianz SE (Registered)	3,901	922,234
Allstate Corp. (The)	2,709	318,714
American International Group, Inc.	7,847	446,180
Aon plc, Class A	2,083	626,066
Arthur J Gallagher & Co.	1,959	332,384
Assicurazioni Generali SpA	10,377	220,099
Assurant, Inc.	538	83,853
Aviva plc	36,919	205,084
AXA SA	18,262	544,420
Baloise Holding AG (Registered)	451	73,797
Brown & Brown, Inc.	2,215	155,670
Chubb Ltd.	4,071	786,965
Cincinnati Financial Corp.	1,416	161,325
CNP Assurances	1,583	39,199
Dai-ichi Life Holdings, Inc.	9,576	193,593
Everest Re Group Ltd.	372	101,898
Gjensidige Forsikring ASA	1,892	45,976
Globe Life, Inc.	878	82,286
Hannover Rueck SE	586	111,516
Hartford Financial Services Group, Inc. (The)	3,216	222,033
Insurance Australia Group Ltd.	23,165	71,797
Japan Post Holdings Co. Ltd.*	22,947	178,900
Japan Post Insurance Co. Ltd.	1,725	27,743
Legal & General Group plc	56,077	225,812
Lincoln National Corp.	1,605	109,557
Loews Corp.	1,894	109,397
Marsh & McLennan Cos., Inc.	4,772	829,469
Medibank Pvt Ltd.	25,880	63,077
MetLife, Inc.	6,757	422,245
MS&AD Insurance Group Holdings, Inc.	4,239	130,785
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,336	396,230
NN Group NV	2,556	138,545
Phoenix Group Holdings plc	5,634	49,812
Poste Italiane SpA (m)	4,716	61,960
Principal Financial Group, Inc.	2,329	168,457
Progressive Corp. (The)	5,529	567,552
Prudential Financial, Inc.	3,572	386,633
Prudential plc	24,523	423,046
QBE Insurance Group Ltd.	13,924	114,980
Sampo OYJ, Class A (x)	4,791	240,328
Sompo Holdings, Inc.	2,982	125,963
Suncorp Group Ltd.	12,034	96,922
Swiss Life Holding AG (Registered)	302	185,270
Swiss Re AG	2,891	286,371
T&D Holdings, Inc.	4,853	62,102
Tokio Marine Holdings, Inc.	5,951	330,686
Travelers Cos., Inc. (The)	2,325	363,700
Tryg A/S	3,384	83,667
W R Berkley Corp.	1,318	108,590
Willis Towers Watson plc	1,178	279,763
Zurich Insurance Group AG	1,427	627,053

		14,673,927

Total Financials		68,406,517

Health Care (7.7%)
Biotechnology (0.9%)
AbbVie, Inc.	16,709	2,262,399
Amgen, Inc.	5,324	1,197,740
Argenx SE*	448	157,503

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Biogen, Inc.*	1,388	$333,009
CSL Ltd.	4,323	914,372
Genmab A/S*	625	251,644
Gilead Sciences, Inc.	11,856	860,864
Grifols SA	2,701	51,892
Incyte Corp.*	1,774	130,212
Moderna, Inc.*	3,334	846,769
Regeneron Pharmaceuticals, Inc.*	999	630,888
Vertex Pharmaceuticals, Inc.*	2,403	527,699

		8,164,991

Health Care Equipment & Supplies (1.6%)
Abbott Laboratories	16,713	2,352,188
ABIOMED, Inc.*	430	154,443
Alcon, Inc.	4,767	422,396
Align Technology, Inc.*	693	455,426
Ambu A/S, Class B	1,623	42,985
Asahi Intecc Co. Ltd.	2,120	45,540
Baxter International, Inc.	4,732	406,195
Becton Dickinson and Co.	2,714	682,517
BioMerieux	415	59,012
Boston Scientific Corp.*	13,468	572,121
Carl Zeiss Meditec AG	401	84,391
Cochlear Ltd.	646	101,576
Coloplast A/S, Class B	1,146	201,934
Cooper Cos., Inc. (The)	466	195,226
Demant A/S*	1,070	54,892
Dentsply Sirona, Inc.	2,066	115,262
Dexcom, Inc.*	916	491,846
DiaSorin SpA	256	48,804
Edwards Lifesciences Corp.*	5,901	764,475
Fisher & Paykel Healthcare Corp. Ltd.	5,370	120,488
Getinge AB, Class B	2,164	94,619
GN Store Nord A/S	1,237	77,889
Hologic, Inc.*	2,395	183,361
Hoya Corp.	3,497	520,157
IDEXX Laboratories, Inc.*	802	528,085
Inmode Ltd.*	470	33,173
Intuitive Surgical, Inc.*	3,374	1,212,278
Koninklijke Philips NV	8,733	325,767
Medtronic plc	12,720	1,315,884
Olympus Corp.	10,446	240,604
ResMed, Inc.	1,377	358,681
Sartorius AG (Preference) (q)	248	168,054
Siemens Healthineers AG (m)	2,668	199,929
Smith & Nephew plc	8,251	144,460
Sonova Holding AG (Registered)	518	203,403
STERIS plc	945	230,022
Straumann Holding AG (Registered)	98	208,325
Stryker Corp.	3,173	848,524
Sysmex Corp.	1,586	214,399
Teleflex, Inc.	443	145,517
Terumo Corp.	6,102	257,809
Zimmer Biomet Holdings, Inc.	1,974	250,777

		15,133,434

Health Care Providers & Services (1.2%)
AmerisourceBergen Corp.	1,414	187,906
Amplifon SpA	1,153	62,287
Anthem, Inc.	2,294	1,063,361
Cardinal Health, Inc.	2,663	137,118
Centene Corp.*	5,515	454,436
Cigna Corp.	3,132	719,201
CVS Health Corp.	12,476	1,287,024
DaVita, Inc.*	616	70,076
Fresenius Medical Care AG & Co. KGaA	1,927	125,359
Fresenius SE & Co. KGaA	3,970	160,003
HCA Healthcare, Inc.	2,263	581,410
Henry Schein, Inc.*	1,310	101,564
Humana, Inc.	1,215	563,590
Laboratory Corp. of America Holdings*	905	284,360
McKesson Corp.	1,443	358,687
Medipal Holdings Corp.	1,723	32,279
NMC Health plc (r)*	907	—
Orpea SA	514	51,555
Quest Diagnostics, Inc.	1,159	200,519
Ramsay Health Care Ltd.	1,743	90,671
Ryman Healthcare Ltd.	3,711	31,135
Sonic Healthcare Ltd.	4,269	144,829
UnitedHealth Group, Inc.	8,902	4,470,050
Universal Health Services, Inc., Class B	691	89,595

		11,267,015

Health Care Technology (0.1%)
Cerner Corp.	2,780	258,179
M3, Inc.	4,159	209,450

		467,629

Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	2,861	456,758
Bachem Holding AG (Registered), Class B	59	46,361
Bio-Rad Laboratories, Inc., Class A*	205	154,892
Bio-Techne Corp.	372	192,450
Charles River Laboratories International, Inc.*	477	179,724
Danaher Corp.	6,011	1,977,679
Eurofins Scientific SE	1,273	157,685
Illumina, Inc.*	1,477	561,910
IQVIA Holdings, Inc.*	1,806	509,545
Lonza Group AG (Registered)	711	594,269
Mettler-Toledo International, Inc.*	218	369,992
PerkinElmer, Inc.	1,193	239,864
QIAGEN NV*	2,158	120,363
Sartorius Stedim Biotech	268	147,189
Thermo Fisher Scientific, Inc.	3,725	2,485,469
Waters Corp.*	577	214,990
West Pharmaceutical Services, Inc.	700	328,307

		8,737,447

Pharmaceuticals (3.0%)
Astellas Pharma, Inc.	17,610	286,356
AstraZeneca plc	14,662	1,722,214
Bayer AG (Registered)	9,317	498,548
Bristol-Myers Squibb Co.	20,979	1,308,041
Catalent, Inc.*	1,618	207,153
Chugai Pharmaceutical Co. Ltd.	6,378	207,092
Daiichi Sankyo Co. Ltd.	16,575	421,472

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Eisai Co. Ltd.	2,283	$129,621
Eli Lilly and Co.	7,504	2,072,755
GlaxoSmithKline plc	47,532	1,033,637
Hikma Pharmaceuticals plc	1,600	48,056
Ipsen SA	354	32,444
Johnson & Johnson	24,882	4,256,564
Kyowa Kirin Co. Ltd.	2,494	67,971
Merck & Co., Inc.	23,874	1,829,703
Merck KGaA	1,232	318,397
Nippon Shinyaku Co. Ltd.	486	33,842
Novartis AG (Registered)	20,725	1,825,947
Novo Nordisk A/S, Class B	15,929	1,792,365
Ono Pharmaceutical Co. Ltd.	3,464	86,005
Organon & Co.	2,396	72,958
Orion OYJ, Class B	1,048	43,574
Otsuka Holdings Co. Ltd.	3,664	132,793
Pfizer, Inc.	53,051	3,132,662
Recordati Industria Chimica e Farmaceutica SpA	1,031	66,319
Roche Holding AG	6,646	2,765,034
Roche Holding AG CHF 1	310	139,078
Sanofi	10,756	1,084,725
Santen Pharmaceutical Co. Ltd.	3,048	37,282
Shionogi & Co. Ltd.	2,519	177,926
Sumitomo Dainippon Pharma Co. Ltd.	1,340	15,435
Taisho Pharmaceutical Holdings Co. Ltd.	431	19,821
Takeda Pharmaceutical Co. Ltd.	14,995	408,931
Teva Pharmaceutical Industries Ltd. (ADR)*	10,313	82,607
UCB SA	1,202	137,327
Viatris, Inc.	11,430	154,648
Vifor Pharma AG	491	87,428
Zoetis, Inc.	4,472	1,091,302

		27,828,033

Total Health Care		71,598,549

Industrials (6.0%)
Aerospace & Defense (0.7%)
Airbus SE*	5,611	717,769
BAE Systems plc	29,774	221,573
Boeing Co. (The)*	5,221	1,051,092
Dassault Aviation SA	260	28,121
Elbit Systems Ltd.	250	43,343
General Dynamics Corp.	2,190	456,549
Howmet Aerospace, Inc.	3,634	115,670
Huntington Ingalls Industries, Inc.	378	70,588
L3Harris Technologies, Inc.	1,854	395,347
Lockheed Martin Corp.	2,320	824,551
MTU Aero Engines AG	512	104,574
Northrop Grumman Corp.	1,409	545,382
Raytheon Technologies Corp.	14,147	1,217,491
Rolls-Royce Holdings plc*	76,556	127,331
Safran SA	3,249	398,233
Singapore Technologies Engineering Ltd.	13,370	37,304
Textron, Inc.	2,083	160,808
Thales SA	1,041	88,651
TransDigm Group, Inc.*	495	314,959

		6,919,336

Air Freight & Logistics (0.4%)
CH Robinson Worldwide, Inc.	1,228	132,170
Deutsche Post AG (Registered)	9,389	604,377
DSV A/S	1,930	451,325
Expeditors International of Washington, Inc.	1,601	214,998
FedEx Corp.	2,310	597,458
InPost SA*	1,880	22,684
SG Holdings Co. Ltd.	2,930	68,595
United Parcel Service, Inc., Class B	6,892	1,477,231
Yamato Holdings Co. Ltd.	2,739	64,362

		3,633,200

Airlines (0.1%)
Alaska Air Group, Inc.*	1,184	61,686
American Airlines Group, Inc.*	6,120	109,915
ANA Holdings, Inc. (x)*	1,502	31,397
Delta Air Lines, Inc.*	6,049	236,395
Deutsche Lufthansa AG (Registered)*	5,532	38,923
Japan Airlines Co. Ltd.*	1,411	26,937
Qantas Airways Ltd.*	8,554	31,179
Singapore Airlines Ltd.*	12,366	45,790
Southwest Airlines Co.*	5,594	239,647
United Airlines Holdings, Inc.*	3,060	133,967

		955,836

Building Products (0.4%)
A O Smith Corp.	1,258	107,999
AGC, Inc. (x)	1,873	89,392
Allegion plc	847	112,177
Assa Abloy AB, Class B	9,420	287,931
Carrier Global Corp.	8,190	444,226
Cie de Saint-Gobain	4,830	340,220
Daikin Industries Ltd.	2,369	537,314
Fortune Brands Home & Security, Inc.	1,282	137,046
Geberit AG (Registered)	340	278,060
Johnson Controls International plc	6,698	544,614
Kingspan Group plc	1,457	174,174
Lixil Corp.	2,551	67,972
Masco Corp.	2,307	161,998
Nibe Industrier AB, Class B	13,396	202,729
ROCKWOOL International A/S, Class B	86	37,654
TOTO Ltd.	1,402	64,475
Trane Technologies plc	2,245	453,557
Xinyi Glass Holdings Ltd.	16,800	42,013

		4,083,551

Commercial Services & Supplies (0.2%)
Brambles Ltd.	13,021	100,703
Cintas Corp.	831	368,274
Copart, Inc.*	2,016	305,666
Dai Nippon Printing Co. Ltd.	1,986	49,948
Rentokil Initial plc	17,425	137,740
Republic Services, Inc.	1,978	275,832
Rollins, Inc.	2,139	73,175
Secom Co. Ltd.	2,042	141,767
Securitas AB, Class B	2,666	36,776
Sohgo Security Services Co. Ltd.	740	29,399
Toppan, Inc.	2,236	41,909

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Waste Management, Inc.	3,637	$607,015

		2,168,204

Construction & Engineering (0.1%)
ACS Actividades de Construccion y Servicios SA	2,305	61,853
Bouygues SA	2,221	79,626
Eiffage SA	788	81,155
Ferrovial SA	4,632	145,339
Kajima Corp.	4,203	48,267
Obayashi Corp.	6,011	46,508
Quanta Services, Inc.	1,346	154,332
Shimizu Corp.	4,747	29,424
Skanska AB, Class B	3,211	83,223
Taisei Corp.	1,824	55,419
Vinci SA	5,103	539,785

		1,324,931

Electrical Equipment (0.6%)
ABB Ltd. (Registered)	15,537	595,085
AMETEK, Inc.	2,186	321,429
Eaton Corp. plc	3,767	651,013
Emerson Electric Co.	5,650	525,280
Fuji Electric Co. Ltd.	1,251	68,298
Generac Holdings, Inc.*	596	209,744
Legrand SA	2,525	295,808
Mitsubishi Electric Corp.	17,017	215,764
Nidec Corp.	4,253	499,874
Prysmian SpA	2,394	90,244
Rockwell Automation, Inc.	1,096	382,340
Schneider Electric SE	5,125	1,006,272
Siemens Energy AG*	3,756	96,172
Siemens Gamesa Renewable Energy SA*	2,214	53,110
Vestas Wind Systems A/S	9,637	295,068

		5,305,501

Industrial Conglomerates (0.7%)
3M Co.	5,446	967,373
CK Hutchison Holdings Ltd.	25,339	163,455
DCC plc	935	76,567
General Electric Co.	10,379	980,504
Hitachi Ltd.	9,182	497,295
Honeywell International, Inc.	6,507	1,356,775
Investment AB Latour, Class B	1,355	55,287
Jardine Matheson Holdings Ltd. (London Stock Exchange)	1,300	69,875
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	793	43,623
Keppel Corp. Ltd.	12,485	47,435
Lifco AB, Class B	2,205	66,056
Melrose Industries plc	39,816	86,175
Roper Technologies, Inc.	997	490,384
Siemens AG (Registered)	7,252	1,260,588
Smiths Group plc	3,596	76,880
Toshiba Corp.	3,851	158,352

		6,396,624

Machinery (1.2%)
Alfa Laval AB	2,947	118,843
Alstom SA	3,002	106,703
Atlas Copco AB, Class A	6,373	441,361
Atlas Copco AB, Class B	3,674	216,385
Caterpillar, Inc.	5,113	1,057,062
CNH Industrial NV	9,616	186,879
Cummins, Inc.	1,352	294,925
Daifuku Co. Ltd.	998	81,554
Daimler Truck Holding AG*	4,051	148,924
Deere & Co.	2,667	914,488
Dover Corp.	1,361	247,158
Epiroc AB, Class A	6,161	156,271
Epiroc AB, Class B	3,716	78,834
FANUC Corp.	1,824	386,587
Fortive Corp.	3,389	258,547
GEA Group AG	1,504	82,345
Hino Motors Ltd.	2,283	18,815
Hitachi Construction Machinery Co. Ltd.	949	27,431
Hoshizaki Corp.	522	39,253
Husqvarna AB, Class B	3,930	62,998
IDEX Corp.	718	169,678
Illinois Tool Works, Inc.	2,700	666,360
Ingersoll Rand, Inc.	3,852	238,323
KION Group AG	679	74,583
Knorr-Bremse AG	713	70,541
Komatsu Ltd.	8,211	192,266
Kone OYJ, Class B	3,223	231,318
Kornit Digital Ltd.*	438	66,686
Kubota Corp. (x)	9,702	215,370
Kurita Water Industries Ltd.	913	43,336
Makita Corp.	2,123	90,121
Minebea Mitsumi, Inc.	3,472	98,549
MISUMI Group, Inc.	2,750	112,840
Mitsubishi Heavy Industries Ltd.	3,020	69,809
Miura Co. Ltd.	803	27,644
NGK Insulators Ltd.	2,244	37,923
Otis Worldwide Corp.	4,014	349,499
PACCAR, Inc.	3,281	289,581
Parker-Hannifin Corp.	1,220	388,106
Pentair plc	1,564	114,219
Rational AG	54	55,356
Sandvik AB	10,655	297,852
Schindler Holding AG	391	105,345
Schindler Holding AG (Registered)	197	52,839
SKF AB, Class B	3,507	83,249
SMC Corp.	549	370,311
Snap-on, Inc.	508	109,413
Spirax-Sarco Engineering plc	711	154,461
Stanley Black & Decker, Inc.	1,541	290,663
Techtronic Industries Co. Ltd.	12,906	256,877
Toyota Industries Corp.	1,433	114,486
VAT Group AG (m)	256	127,663
Volvo AB, Class A	1,882	44,279
Volvo AB, Class B	13,435	311,707
Wartsila OYJ Abp	4,448	62,592
Westinghouse Air Brake Technologies Corp.	1,765	162,574
Xylem, Inc.	1,704	204,344
Yaskawa Electric Corp.	2,302	112,869

		11,388,995

Marine (0.1%)
AP Moller - Maersk A/S, Class A	30	100,030
AP Moller - Maersk A/S, Class B	55	197,449

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Kuehne + Nagel International AG (Registered)	518	$167,361
Nippon Yusen KK	1,553	118,267
SITC International Holdings Co. Ltd.	11,600	41,952

		625,059

Professional Services (0.5%)
Adecco Group AG (Registered)	1,472	75,280
Benefit One, Inc.	757	32,477
Bureau Veritas SA	2,864	95,146
Equifax, Inc.	1,153	337,587
Experian plc	8,794	432,321
IHS Markit Ltd.	3,769	500,976
Intertek Group plc	1,522	115,984
Jacobs Engineering Group, Inc.	1,231	171,392
Leidos Holdings, Inc.	1,326	117,881
Nielsen Holdings plc	3,391	69,549
Nihon M&A Center Holdings, Inc.	2,890	70,875
Persol Holdings Co. Ltd.	1,679	48,751
Randstad NV	1,167	79,771
Recruit Holdings Co. Ltd.	12,849	778,781
RELX plc (London Stock Exchange)	9,840	319,921
RELX plc (Turquoise Stock Exchange)	8,483	275,443
Robert Half International, Inc.	1,052	117,319
SGS SA (Registered)	58	193,949
Teleperformance	561	250,370
Verisk Analytics, Inc.	1,523	348,356
Wolters Kluwer NV	2,559	301,830

		4,733,959

Road & Rail (0.5%)
Aurizon Holdings Ltd.	17,210	43,699
Central Japan Railway Co.	1,368	182,491
CSX Corp.	20,963	788,209
East Japan Railway Co.	2,873	176,656
Hankyu Hanshin Holdings, Inc.	2,179	61,848
JB Hunt Transport Services, Inc.	794	162,294
Keio Corp.	973	42,885
Keisei Electric Railway Co. Ltd.	1,179	31,876
Kintetsu Group Holdings Co. Ltd.*	1,635	45,697
MTR Corp. Ltd.	13,824	74,194
Nippon Express Co. Ltd. (r)	734	43,486
Norfolk Southern Corp.	2,300	684,733
Odakyu Electric Railway Co. Ltd.	2,738	50,842
Old Dominion Freight Line, Inc.	881	315,733
Tobu Railway Co. Ltd.	1,826	41,622
Tokyu Corp.	4,545	60,373
Union Pacific Corp.	6,076	1,530,727
West Japan Railway Co.	2,042	85,387

		4,422,752

Trading Companies & Distributors (0.4%)
Ashtead Group plc	4,229	340,130
Brenntag SE	1,473	133,456
Bunzl plc	3,194	124,725
Fastenal Co.	5,436	348,230
Ferguson plc	2,123	376,584
IMCD NV	539	119,478
ITOCHU Corp. (x)	11,171	341,646
Marubeni Corp.	14,698	143,045
Mitsubishi Corp.	12,029	381,900
Mitsui & Co. Ltd.	14,758	349,417
MonotaRO Co. Ltd.	2,304	41,521
Reece Ltd.	2,732	53,727
Sumitomo Corp.	10,583	156,450
Toyota Tsusho Corp.	2,068	95,283
United Rentals, Inc.*	684	227,286
WW Grainger, Inc.	409	211,960

		3,444,838

Transportation Infrastructure (0.1%)
Aena SME SA (m)*	726	114,725
Aeroports de Paris (x)*	278	35,860
Atlantia SpA*	4,513	89,685
Auckland International Airport Ltd.*	11,118	58,633
Getlink SE	3,994	66,207
Sydney Airport*	12,426	78,472
Transurban Group	28,655	288,118

		731,700

Total Industrials		56,134,486

Information Technology (13.7%)
Communications Equipment (0.4%)
Arista Networks, Inc.*	2,120	304,750
Cisco Systems, Inc.	39,863	2,526,118
F5, Inc.*	570	139,485
Juniper Networks, Inc.	3,073	109,737
Motorola Solutions, Inc.	1,596	433,633
Nokia OYJ*	50,668	321,539
Telefonaktiebolaget LM Ericsson, Class B	27,488	303,560

		4,138,822

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	5,652	494,324
Azbil Corp.	1,143	52,067
CDW Corp.	1,283	262,733
Corning, Inc.	7,259	270,253
Halma plc	3,612	156,449
Hamamatsu Photonics KK	1,336	85,249
Hexagon AB, Class B	18,452	293,335
Hirose Electric Co. Ltd.	333	55,987
Ibiden Co. Ltd.	1,060	63,030
IPG Photonics Corp.*	337	58,011
Keyence Corp.	1,847	1,160,577
Keysight Technologies, Inc.*	1,741	359,534
Kyocera Corp.	3,098	193,561
Murata Manufacturing Co. Ltd.	5,462	434,804
Omron Corp.	1,756	174,944
Shimadzu Corp.	2,276	96,062
TDK Corp.	3,638	142,003
TE Connectivity Ltd.	3,084	497,573
Teledyne Technologies, Inc.*	441	192,668
Trimble, Inc.*	2,372	206,815
Venture Corp. Ltd.	2,400	32,609
Yokogawa Electric Corp.	2,160	38,945
Zebra Technologies Corp., Class A*	505	300,576

		5,622,109

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
IT Services (2.2%)
Accenture plc, Class A	5,970	$2,474,863
Adyen NV (m)*	189	497,380
Afterpay Ltd.*	2,104	127,069
Akamai Technologies, Inc.*	1,535	179,656
Amadeus IT Group SA*	4,316	293,057
Automatic Data Processing, Inc.	3,983	982,128
Bechtle AG	768	55,033
Broadridge Financial Solutions, Inc.	1,102	201,468
Capgemini SE	1,532	375,871
Cognizant Technology Solutions Corp., Class A	4,964	440,406
Computershare Ltd.	4,912	71,474
DXC Technology Co.*	2,384	76,741
Edenred	2,427	112,101
EPAM Systems, Inc.*	536	358,289
Fidelity National Information Services, Inc.	5,755	628,158
Fiserv, Inc.*	5,616	582,885
FleetCor Technologies, Inc.*	767	171,685
Fujitsu Ltd.	1,859	318,857
Gartner, Inc.*	777	259,767
Global Payments, Inc.	2,742	370,664
GMO Payment Gateway, Inc.	420	52,395
International Business Machines Corp.	8,476	1,132,902
Itochu Techno-Solutions Corp.	867	27,887
Jack Henry & Associates, Inc.	699	116,726
Mastercard, Inc., Class A	8,199	2,946,065
NEC Corp.	2,308	106,542
Nexi SpA (m)*	4,427	70,512
Nomura Research Institute Ltd.	3,177	136,299
NTT Data Corp.	6,042	129,528
Obic Co. Ltd.	666	125,060
Otsuka Corp. (x)	1,135	54,170
Paychex, Inc.	3,033	414,004
PayPal Holdings, Inc.*	11,105	2,094,181
SCSK Corp.	1,431	28,476
TIS, Inc.	2,048	60,979
VeriSign, Inc.*	913	231,738
Visa, Inc., Class A	15,850	3,434,853
Wix.com Ltd.*	531	83,786
Worldline SA (m)*	2,285	127,498

		19,951,153

Semiconductors & Semiconductor Equipment (3.3%)
Advanced Micro Devices, Inc.*	11,413	1,642,331
Advantest Corp.	1,905	180,514
Analog Devices, Inc.	5,079	892,736
Applied Materials, Inc.	8,534	1,342,910
ASM International NV	443	196,043
ASML Holding NV	3,910	3,145,900
Broadcom, Inc.	3,891	2,589,110
Disco Corp.	285	87,088
Enphase Energy, Inc.*	1,275	233,248
Infineon Technologies AG	12,400	575,425
Intel Corp.	38,440	1,979,660
KLA Corp.	1,433	616,348
Lam Research Corp.	1,331	957,189
Lasertec Corp.	714	219,048
Microchip Technology, Inc.	5,244	456,543
Micron Technology, Inc.	10,572	984,782
Monolithic Power Systems, Inc.	410	202,265
NVIDIA Corp.	23,629	6,949,525
NXP Semiconductors NV	2,513	572,411
Qorvo, Inc.*	1,041	162,802
QUALCOMM, Inc.	10,586	1,935,862
Renesas Electronics Corp.*	11,833	146,382
Rohm Co. Ltd.	862	78,459
Skyworks Solutions, Inc.	1,560	242,018
SolarEdge Technologies, Inc.*	496	139,163
STMicroelectronics NV	6,524	322,134
SUMCO Corp.	3,147	64,264
Teradyne, Inc.	1,540	251,836
Texas Instruments, Inc.	8,729	1,645,154
Tokyo Electron Ltd.	1,416	815,896
Xilinx, Inc.	2,343	496,786

		30,123,832

Software (4.2%)
Adobe, Inc.*	4,497	2,550,069
ANSYS, Inc.*	825	330,924
Autodesk, Inc.*	2,078	584,313
AVEVA Group plc	1,178	54,276
Cadence Design Systems, Inc.*	2,619	488,051
Ceridian HCM Holding, Inc.*	1,287	134,440
Check Point Software Technologies Ltd.*	1,005	117,143
Citrix Systems, Inc.	1,178	111,427
CyberArk Software Ltd.*	378	65,500
Dassault Systemes SE	6,304	375,434
Fortinet, Inc.*	1,283	461,110
Intuit, Inc.	2,677	1,721,900
Microsoft Corp.	70,963	23,866,276
Nemetschek SE	578	74,228
Nice Ltd.*	610	186,731
NortonLifeLock, Inc.	5,498	142,838
Oracle Corp. (London Stock Exchange)	15,244	1,329,429
Oracle Corp. (Tokyo Stock Exchange)	398	30,240
Paycom Software, Inc.*	455	188,911
PTC, Inc.*	998	120,908
Sage Group plc (The)	9,841	113,569
salesforce.com, Inc.*	9,253	2,351,465
SAP SE	9,896	1,407,198
ServiceNow, Inc.*	1,881	1,220,976
Sinch AB (m)*	4,774	60,809
Synopsys, Inc.*	1,442	531,377
Temenos AG (Registered)	658	91,024
Trend Micro, Inc. (x)	1,313	72,938
Tyler Technologies, Inc.*	388	208,724
WiseTech Global Ltd.	1,440	61,373
Xero Ltd.*	1,292	132,953

		39,186,554

Technology Hardware, Storage & Peripherals (3.0%)
Apple, Inc.	147,315	26,158,725
Brother Industries Ltd.	2,254	43,324
Canon, Inc. (x)	9,453	230,182
FUJIFILM Holdings Corp.	3,434	254,527
Hewlett Packard Enterprise Co.	12,363	194,965
HP, Inc.	10,893	410,339

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Logitech International SA (Registered)	1,668	$140,733
NetApp, Inc.	2,113	194,375
Ricoh Co. Ltd.	5,931	55,221
Seagate Technology Holdings plc	1,935	218,616
Seiko Epson Corp.	2,444	44,002
Western Digital Corp.*	2,945	192,044

		28,137,053

Total Information Technology		127,159,523

Materials (2.4%)
Chemicals (1.4%)
Air Liquide SA	4,481	782,180
Air Products and Chemicals, Inc.	2,092	636,512
Akzo Nobel NV	1,773	194,791
Albemarle Corp.	1,105	258,316
Arkema SA	577	81,359
Asahi Kasei Corp.	11,612	109,124
BASF SE	8,696	611,646
Celanese Corp.	1,029	172,934
CF Industries Holdings, Inc.	2,027	143,471
Chr Hansen Holding A/S	1,018	80,323
Clariant AG (Registered)*	1,986	41,411
Corteva, Inc.	6,889	325,712
Covestro AG (m)	1,816	112,059
Croda International plc	1,344	184,100
Dow, Inc.	6,990	396,473
DuPont de Nemours, Inc.	4,896	395,499
Eastman Chemical Co.	1,270	153,556
Ecolab, Inc.	2,356	552,694
EMS-Chemie Holding AG (Registered)	71	79,556
Evonik Industries AG	1,910	61,909
FMC Corp.	1,198	131,648
FUCHS PETROLUB SE (Preference) (q)	693	31,496
Givaudan SA (Registered)	88	462,792
ICL Group Ltd.	6,680	64,481
International Flavors & Fragrances, Inc.	2,405	362,313
Johnson Matthey plc	1,869	51,759
JSR Corp.	1,904	72,416
Kansai Paint Co. Ltd.	1,741	37,838
Koninklijke DSM NV	1,660	374,202
LANXESS AG	782	48,522
Linde plc	4,845	1,678,453
LyondellBasell Industries NV, Class A	2,484	229,099
Mitsubishi Chemical Holdings Corp.	12,031	89,111
Mitsubishi Gas Chemical Co., Inc.	1,541	26,096
Mitsui Chemicals, Inc.	1,771	47,574
Mosaic Co. (The)	3,501	137,554
Nippon Paint Holdings Co. Ltd. (x)	6,421	69,999
Nippon Sanso Holdings Corp.	1,294	28,269
Nissan Chemical Corp.	1,213	70,441
Nitto Denko Corp.	1,346	104,025
Novozymes A/S, Class B	1,994	163,988
Orica Ltd.	3,568	35,538
PPG Industries, Inc.	2,243	386,783
Sherwin-Williams Co. (The)	2,280	802,925
Shin-Etsu Chemical Co. Ltd.	3,360	581,859
Sika AG (Registered)	1,349	562,873
Solvay SA	715	83,194
Sumitomo Chemical Co. Ltd.	14,001	65,970
Symrise AG	1,216	180,389
Toray Industries, Inc.	12,835	76,075
Tosoh Corp.	2,234	33,132
Umicore SA	1,877	76,396
Yara International ASA	1,637	82,719

		12,623,554

Construction Materials (0.1%)
CRH plc	7,383	391,026
HeidelbergCement AG	1,395	94,530
Holcim Ltd.*	4,444	226,833
James Hardie Industries plc (CHDI)	4,292	172,682
Martin Marietta Materials, Inc.	590	259,907
Vulcan Materials Co.	1,254	260,306

		1,405,284

Containers & Packaging (0.1%)
Amcor plc	14,491	174,037
Avery Dennison Corp.	782	169,358
Ball Corp.	3,061	294,682
International Paper Co.	3,660	171,947
Packaging Corp. of America	897	122,126
Sealed Air Corp.	1,400	94,458
Smurfit Kappa Group plc	2,362	130,262
Westrock Co.	2,523	111,920

		1,268,790

Metals & Mining (0.7%)
Anglo American plc	12,292	501,797
Antofagasta plc	3,678	66,635
ArcelorMittal SA	6,350	203,473
BHP Group Ltd. (x)	27,822	840,039
BHP Group plc	20,013	595,814
BlueScope Steel Ltd.	4,652	70,737
Boliden AB	2,622	101,558
Evolution Mining Ltd.	16,057	47,430
Evraz plc	4,560	37,132
Fortescue Metals Group Ltd.	15,914	222,418
Freeport-McMoRan, Inc.	13,879	579,171
Glencore plc*	93,910	476,606
Hitachi Metals Ltd.*	1,990	36,866
JFE Holdings, Inc.	4,445	56,688
Newcrest Mining Ltd.	7,645	136,161
Newmont Corp.	7,537	467,445
Nippon Steel Corp.	8,038	131,265
Norsk Hydro ASA	12,638	99,766
Northern Star Resources Ltd.	10,386	71,105
Nucor Corp.	2,701	308,319
Rio Tinto Ltd.	3,545	258,200
Rio Tinto plc	10,608	702,416
South32 Ltd.	42,360	123,584
Sumitomo Metal Mining Co. Ltd.	2,361	89,284
voestalpine AG	1,076	39,201

		6,263,110

Paper & Forest Products (0.1%)
Mondi plc	4,606	113,841
Oji Holdings Corp.	7,367	35,673

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Stora Enso OYJ, Class R	5,416	$99,521
Svenska Cellulosa AB SCA, Class B	5,543	98,608
UPM-Kymmene OYJ	5,046	192,223

		539,866

Total Materials		22,100,604

Real Estate (1.6%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
Alexandria Real Estate Equities, Inc. (REIT)	1,333	297,206
American Tower Corp. (REIT)	4,304	1,258,920
Ascendas REIT (REIT)	31,718	69,433
AvalonBay Communities, Inc. (REIT)	1,321	333,671
Boston Properties, Inc. (REIT)	1,343	154,687
British Land Co. plc (The) (REIT)	8,273	59,461
CapitaLand Integrated Commercial Trust (REIT)	45,670	69,135
Covivio (REIT)	514	42,251
Crown Castle International Corp. (REIT)	4,085	852,703
Daiwa House REIT Investment Corp. (REIT)	21	63,623
Dexus (REIT)	9,853	79,714
Digital Realty Trust, Inc. (REIT)	2,682	474,365
Duke Realty Corp. (REIT)	3,599	236,238
Equinix, Inc. (REIT)	851	719,810
Equity Residential (REIT)	3,225	291,862
Essex Property Trust, Inc. (REIT)	615	216,621
Extra Space Storage, Inc. (REIT)	1,265	286,813
Federal Realty Investment Trust (REIT)	661	90,107
Gecina SA (REIT)	451	63,105
GLP J-REIT (REIT)	41	70,894
Goodman Group (REIT)	15,691	302,524
GPT Group (The) (REIT)	17,738	69,947
Healthpeak Properties, Inc. (REIT)	5,095	183,879
Host Hotels & Resorts, Inc. (REIT)*	6,748	117,348
Iron Mountain, Inc. (REIT)	2,736	143,175
Japan Metropolitan Fund Invest (REIT)	72	62,029
Japan Real Estate Investment Corp. (REIT)	12	68,121
Kimco Realty Corp. (REIT)	5,826	143,611
Klepierre SA (REIT)*	1,865	44,271
Land Securities Group plc (REIT)	6,334	66,564
Link REIT (REIT)	19,490	171,591
Mapletree Commercial Trust (REIT)(r)	18,300	27,159
Mapletree Logistics Trust (REIT)	29,139	41,083
Mid-America Apartment Communities, Inc. (REIT)	1,088	249,631
Mirvac Group (REIT)	35,823	75,843
Nippon Building Fund, Inc. (REIT)(x)	15	87,368
Nippon Prologis REIT, Inc. (REIT)	21	74,302
Nomura Real Estate Master Fund, Inc. (REIT)	44	61,890
Orix JREIT, Inc. (REIT)	25	39,077
Prologis, Inc. (REIT)	6,987	1,176,331
Public Storage (REIT)	1,442	540,115
Realty Income Corp. (REIT)	5,347	382,792
Regency Centers Corp. (REIT)	1,456	109,710
SBA Communications Corp. (REIT)	1,028	399,913
Scentre Group (REIT)	48,042	110,451
Segro plc (REIT)	11,353	220,745
Simon Property Group, Inc. (REIT)	3,105	496,086
Stockland (REIT)	22,432	69,198
UDR, Inc. (REIT)	2,747	164,793
Unibail-Rodamco-Westfield (REIT)*	1,172	82,221
Ventas, Inc. (REIT)	3,772	192,825
Vicinity Centres (REIT)	35,815	44,037
Vornado Realty Trust (REIT)	1,502	62,874
Welltower, Inc. (REIT)	4,114	352,858
Weyerhaeuser Co. (REIT)	7,079	291,513

		12,456,494

Real Estate Management & Development (0.3%)
Aroundtown SA	9,247	56,007
Azrieli Group Ltd.	414	39,550
Capitaland Investment Ltd.*	24,342	61,596
CBRE Group, Inc., Class A*	3,163	343,217
City Developments Ltd.	3,306	16,707
CK Asset Holdings Ltd.	18,916	119,232
Daito Trust Construction Co. Ltd.	640	73,275
Daiwa House Industry Co. Ltd.	5,286	152,013
ESR Cayman Ltd. (m)*	18,600	62,854
Fastighets AB Balder, Class B*	1,018	73,430
Hang Lung Properties Ltd.	17,369	35,729
Henderson Land Development Co. Ltd.	13,585	57,841
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	6,900	34,776
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	3,243	16,864
Hulic Co. Ltd. (x)	3,588	34,062
LEG Immobilien SE	701	97,925
Lendlease Corp. Ltd.	6,051	47,062
Mitsubishi Estate Co. Ltd.	10,877	150,773
Mitsui Fudosan Co. Ltd.	8,750	173,319
New World Development Co. Ltd.	13,819	54,673
Nomura Real Estate Holdings, Inc.	1,126	25,911
Sagax AB, Class B	1,524	51,440
Sino Land Co. Ltd.	30,900	38,479
Sumitomo Realty & Development Co. Ltd.	2,975	87,494
Sun Hung Kai Properties Ltd.	11,939	144,844
Swire Pacific Ltd., Class A	4,257	24,212
Swire Properties Ltd.	9,996	25,049
Swiss Prime Site AG (Registered)	728	71,626
UOL Group Ltd.	4,185	22,018
Vonovia SE	6,919	382,048
Wharf Real Estate Investment Co. Ltd.	15,212	77,254

		2,651,280

Total Real Estate		15,107,774

Utilities (1.6%)
Electric Utilities (1.0%)
Alliant Energy Corp.	2,366	145,438
American Electric Power Co., Inc.	4,760	423,497
AusNet Services Ltd.	17,369	32,477

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Chubu Electric Power Co., Inc.	5,860	$61,743
CK Infrastructure Holdings Ltd.	5,668	36,090
CLP Holdings Ltd.	15,065	152,146
Duke Energy Corp.	7,270	762,623
Edison International	3,590	245,018
EDP - Energias de Portugal SA	25,410	139,786
Electricite de France SA	4,370	51,394
Elia Group SA/NV	328	43,206
Endesa SA	2,955	67,958
Enel SpA	76,432	613,128
Entergy Corp.	1,899	213,922
Evergy, Inc.	2,167	148,678
Eversource Energy	3,249	295,594
Exelon Corp.	9,246	534,049
FirstEnergy Corp.	5,145	213,981
Fortum OYJ	4,231	130,011
HK Electric Investments & HK Electric Investments Ltd. (m)	24,476	24,013
Iberdrola SA	54,195	642,307
Kansai Electric Power Co., Inc. (The)	6,346	59,251
Mercury NZ Ltd.	6,202	25,996
NextEra Energy, Inc.	18,545	1,731,361
NRG Energy, Inc.	2,314	99,687
Origin Energy Ltd.	16,038	61,143
Orsted A/S (m)	1,795	229,512
Pinnacle West Capital Corp.	1,066	75,249
Power Assets Holdings Ltd.	12,992	80,976
PPL Corp.	7,095	213,276
Red Electrica Corp. SA	4,160	90,105
Southern Co. (The)	10,016	686,897
SSE plc	9,852	219,897
Terna - Rete Elettrica Nazionale	12,812	103,768
Tokyo Electric Power Co. Holdings, Inc.*	14,346	37,040
Verbund AG	684	77,017
Xcel Energy, Inc.	5,091	344,661

		9,112,895

Gas Utilities (0.1%)
APA Group	10,921	79,932
Atmos Energy Corp.	1,251	131,067
Enagas SA	2,346	54,487
Hong Kong & China Gas Co. Ltd.	103,534	161,192
Naturgy Energy Group SA	1,834	59,780
Osaka Gas Co. Ltd.	3,467	57,296
Snam SpA	18,472	111,461
Tokyo Gas Co. Ltd.	3,513	62,973

		718,188

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	6,301	153,114
EDP Renovaveis SA	2,708	67,519
Meridian Energy Ltd.	11,567	38,423
Uniper SE	860	40,927

		299,983

Multi-Utilities (0.5%)
Ameren Corp.	2,434	216,650
CenterPoint Energy, Inc.	5,943	165,869
CMS Energy Corp.	2,738	178,107
Consolidated Edison, Inc.	3,343	285,225
Dominion Energy, Inc.	7,655	601,377
DTE Energy Co.	1,831	218,878
E.ON SE	20,903	290,146
Engie SA	17,276	255,969
National Grid plc	34,212	490,768
NiSource, Inc.	3,711	102,461
Public Service Enterprise Group, Inc.	4,779	318,902
RWE AG	6,073	246,972
Sempra Energy	3,018	399,221
Suez SA	3,352	75,600
Veolia Environnement SA	6,246	229,403
WEC Energy Group, Inc.	2,981	289,366

		4,364,914

Water Utilities (0.0%)
American Water Works Co., Inc.	1,716	324,084
Severn Trent plc	2,367	94,418
United Utilities Group plc	6,322	93,187

		511,689

Total Utilities		15,007,669

Total Common Stocks (58.7%)
(Cost $309,615,255)		545,110,671

EXCHANGE TRADED FUND (ETF):
Equity (4.0%)
SPDR S&P MidCap 400 ETF Trust (x)	71,453	36,989,789

Total Exchange Traded Fund (4.0%)
(Cost $23,428,769)		36,989,789

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Government Agency Securities (0.8%)
FHLB 2.500%, 2/13/24	$295,000	305,543
3.250%, 11/16/28	745,000	831,688
FHLMC
2.375%, 1/13/22	1,380,000	1,380,875
2.750%, 6/19/23	1,485,000	1,531,505
FNMA
2.875%, 9/12/23	1,692,000	1,754,500
1.875%, 9/24/26	1,297,000	1,332,912

Total U.S. Government Agency Securities		7,137,023

U.S. Treasury Obligations (28.8%)
U.S. Treasury Bonds
6.125%, 11/15/27	504,000	640,258
U.S. Treasury Notes
2.000%, 2/15/23	1,592,000	1,619,277
1.750%, 5/15/23	3,700,700	3,761,542
1.375%, 8/31/23	1,667,000	1,686,717
0.250%, 9/30/23	52,503,000	52,134,770
2.750%, 11/15/23	1,029,600	1,068,472
2.125%, 11/30/23	2,112,000	2,168,430
2.250%, 12/31/23	12,384,700	12,755,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
2.500%, 1/31/24	$989,100	$1,024,459
2.125%, 3/31/24	1,643,000	1,690,994
2.250%, 4/30/24	1,313,000	1,356,043
2.000%, 5/31/24	3,337,000	3,428,784
2.375%, 8/15/24	5,477,000	5,687,498
2.250%, 11/15/24	7,098,000	7,359,734
1.500%, 11/30/24	1,024,000	1,040,288
2.000%, 2/15/25	11,889,500	12,248,052
0.500%, 3/31/25	2,907,000	2,859,506
2.125%, 5/15/25	4,525,000	4,686,020
0.250%, 7/31/25	5,820,700	5,647,174
0.250%, 8/31/25	4,564,000	4,422,633
0.250%, 9/30/25	2,489,600	2,411,602
2.250%, 11/15/25	1,027,500	1,070,590
0.375%, 12/31/25	2,383,100	2,310,780
0.375%, 1/31/26	4,578,300	4,432,190
1.625%, 2/15/26	5,790,500	5,892,221
0.500%, 2/28/26	2,080,300	2,021,988
0.750%, 4/30/26	2,137,700	2,096,167
0.750%, 5/31/26	4,226,400	4,141,819
0.750%, 8/31/26	4,529,600	4,430,516
0.875%, 9/30/26	46,067,500	45,279,207
2.000%, 11/15/26	12,562,300	13,004,063
2.250%, 2/15/27	856,000	897,291
2.375%, 5/15/27	3,185,800	3,364,154
2.250%, 8/15/27	2,442,500	2,563,499
2.250%, 11/15/27	1,629,000	1,711,268
2.750%, 2/15/28	1,064,000	1,150,466
2.875%, 5/15/28	1,186,000	1,292,917
3.125%, 11/15/28	1,160,900	1,291,184
2.625%, 2/15/29	1,585,100	1,714,977
2.375%, 5/15/29	4,216,300	4,497,515
1.625%, 8/15/29	2,150,000	2,182,467
1.750%, 11/15/29	1,913,800	1,961,794
1.500%, 2/15/30	1,323,900	1,331,037
0.625%, 5/15/30	2,574,800	2,410,474
0.625%, 8/15/30	2,614,600	2,438,932
0.875%, 11/15/30	2,770,000	2,631,692
1.125%, 2/15/31	2,979,300	2,888,650
1.625%, 5/15/31	3,247,100	3,288,957
1.250%, 8/15/31	15,571,900	15,230,049

Total U.S. Treasury Obligations		267,224,117

Total Long-Term Debt Securities (29.6%)
(Cost $273,666,887)		274,361,140

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (4.8%)
JPMorgan Prime Money Market Fund, IM Shares	44,181,025	44,198,697

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.8%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $200,003, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $204,036. (xx)	$200,000	200,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $2,693,615, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $2,747,483. (xx)	2,693,611	2,693,611
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $10,000,389, collateralized by various Common Stocks; total market value $11,113,216. (xx)	10,000,000	10,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $1,000,053, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $1,111,210. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $3,200,037, collateralized by various Common Stocks; total market value $3,537,167. (xx)	3,200,000	3,200,000

Total Repurchase Agreements		17,093,611

Total Short-Term Investments (6.6%) (Cost $61,287,161)		61,292,308

Total Investments in Securities (98.9%) (Cost $667,998,072)		917,753,908
Other Assets Less Liabilities (1.1%)		10,107,579

Net Assets (100%)		$927,861,487

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $3,147,445 or 0.3% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $18,041,991. This was collateralized by $1,394,918 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $17,093,611 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System (CHESS)
Depository	Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
EUR	— European Currency Unit
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	1.4%
Austria	0.1
Belgium	0.1
Brazil	0.0	#
Chile	0.0	#
China	0.2
Denmark	0.5
Finland	0.2
France	1.9
Germany	1.5
Hong Kong	0.4
Ireland	0.1
Israel	0.1
Italy	0.4
Japan	4.0
Jordan	0.0	#
Luxembourg	0.0	#
Macau	0.0	#
Netherlands	1.0
New Zealand	0.1
Norway	0.1
Poland	0.0	#
Portugal	0.0	#
Russia	0.0	#
Saudi Arabia	0.0	#
Singapore	0.2
South Africa	0.1
Spain	0.4
Sweden	0.7
Switzerland	1.8
Taiwan	0.0	#
United Arab Emirates	0.0	#
United Kingdom	2.3
United States	81.3
Cash and Other	1.1

	100.0%

#	Percent shown is less than 0.05%.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	463	3/2022	EUR	22,600,506	544,343
FTSE 100 Index	65	3/2022	GBP	6,443,710	(47,494)
MSCI EAFE E-Mini Index	5	3/2022	USD	580,450	12,948
Russell 2000 E-Mini Index	331	3/2022	USD	37,118,340	400,761
S&P 500 E-Mini Index	185	3/2022	USD	44,016,125	526,475
TOPIX Index	62	3/2022	JPY	10,736,677	48,361

					1,485,394

Short Contracts
SPI 200 Index	(7)	3/2022	AUD	(935,429)	7,820
U.S. Treasury 2 Year Note	(105)	3/2022	USD	(22,908,047)	(11,828)
U.S. Treasury 5 Year Note	(30)	3/2022	USD	(3,629,297)	(1,818)
U.S. Treasury 10 Year Note	(178)	3/2022	USD	(23,223,437)	17,355

					11,529

					1,496,923

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CHF	13,412,129	USD	14,597,340	Morgan Stanley	1/13/2022	125,255
GBP	11,022,978	USD	14,575,855	Morgan Stanley	1/14/2022	343,963
USD	1,698,423	GBP	1,252,503	BNP Paribas	1/14/2022	3,135
SEK	4,880,997	USD	536,471	Citibank NA	1/20/2022	3,759
SEK	848,869	USD	93,532	Goldman Sachs Bank USA	1/20/2022	422
SEK	118,433,076	USD	13,077,262	Morgan Stanley	1/20/2022	30,947
USD	1,369,551	NOK	11,447,000	Morgan Stanley	1/20/2022	70,109
USD	296,831	NZD	427,902	JPMorgan Chase Bank	1/20/2022	3,820
USD	2,102,694	SEK	18,350,740	HSBC Bank plc	1/20/2022	71,629
USD	6,437,549	SEK	55,585,463	Morgan Stanley	1/20/2022	285,332
USD	6,425,572	AUD	8,793,962	BNP Paribas	2/8/2022	26,858
USD	3,683,333	AUD	4,982,041	Morgan Stanley	2/8/2022	58,271
USD	19,106,518	JPY	2,185,192,017	Morgan Stanley	2/9/2022	104,388
EUR	4,986,155	USD	5,649,945	Morgan Stanley	2/10/2022	31,062
USD	4,269,722	EUR	3,714,209	Goldman Sachs Bank USA	2/10/2022	37,914

Total unrealized appreciation						1,196,864

USD	11,513,935	CHF	10,567,478	HSBC Bank plc	1/13/2022	(86,065)
USD	5,228,331	CHF	4,807,705	Morgan Stanley	1/13/2022	(49,123)
USD	2,635,290	GBP	1,987,526	Goldman Sachs Bank USA	1/14/2022	(54,866)
USD	6,592,869	GBP	4,919,617	HSBC Bank plc	1/14/2022	(65,929)
USD	13,818,106	GBP	10,296,406	Morgan Stanley	1/14/2022	(118,282)
NOK	154,242,784	USD	18,035,177	HSBC Bank plc	1/20/2022	(525,829)
NOK	58,338,194	USD	6,720,482	Morgan Stanley	1/20/2022	(98,041)
SEK	2,015,854	USD	231,129	HSBC Bank plc	1/20/2022	(8,013)
SEK	29,973,375	USD	3,447,272	JPMorgan Chase Bank	1/20/2022	(129,809)
SEK	172,965,032	USD	19,504,050	Morgan Stanley	1/20/2022	(360,227)
USD	1,862,289	NOK	16,929,383	Citibank NA	1/20/2022	(59,502)
USD	5,672,355	NOK	51,049,225	Goldman Sachs Bank USA	1/20/2022	(122,657)
USD	13,213,011	NOK	118,467,622	Morgan Stanley	1/20/2022	(235,210)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	131,568,413	USD	1,154,009	Goldman Sachs Bank USA	2/9/2022	(9,908)
JPY	1,799,782,592	USD	15,879,287	Morgan Stanley	2/9/2022	(228,623)
EUR	8,003,323	USD	9,256,932	Citibank NA	2/10/2022	(138,295)
USD	10,542,564	EUR	9,275,269	Morgan Stanley	2/10/2022	(25,272)

Total unrealized depreciation						(2,315,651)

Net unrealized depreciation						(1,118,787)

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Communication Services	$39,038,200	$7,027,072	$—		$46,065,272
Consumer Discretionary	47,901,226	20,466,283	—		68,367,509
Consumer Staples	22,524,815	16,949,372	—		39,474,187
Energy	10,189,427	5,499,154	—		15,688,581
Financials	40,788,837	27,617,680	—		68,406,517
Health Care	50,792,630	20,805,919	—	(b)	71,598,549
Industrials	29,810,390	26,280,610	43,486		56,134,486
Information Technology	111,524,699	15,634,824	—		127,159,523
Materials	9,777,618	12,322,986	—		22,100,604
Real Estate	10,598,450	4,482,165	27,159		15,107,774
Utilities	9,518,252	5,489,417	—		15,007,669
Exchange Traded Funds	36,989,789	—	—		36,989,789
Forward Currency Contracts	—	1,196,864	—		1,196,864
Futures	1,558,063	—	—		1,558,063
Short-Term Investments
Investment Company	44,198,697	—	—		44,198,697
Repurchase Agreements	—	17,093,611	—		17,093,611
U.S. Government Agency Securities	—	7,137,023	—		7,137,023
U.S. Treasury Obligations	—	267,224,117	—		267,224,117

Total Assets	$465,211,093	$455,227,097	$70,645		$920,508,835

Liabilities:
Forward Currency Contracts	$—	$(2,315,651)	$—		$(2,315,651)
Futures	(61,140)	—	—		(61,140)

Total Liabilities	$(61,140)	$(2,315,651)	$—		$(2,376,791)

Total	$465,149,953	$452,911,446	$70,645		$918,132,044

(a)	Securities with a market value of $70,645 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$17,355	*
Foreign exchange contracts	Receivables	1,196,864
Equity contracts	Receivables, Net assets – Unrealized appreciation	1,540,708	*

Total		$2,754,927

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(13,646	)*
Foreign exchange contracts	Payables	(2,315,651)
Equity contracts	Payables, Net assets – Unrealized depreciation	(47,494	)*

Total		$(2,376,791)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(2,419,857)	$—	$(2,419,857)
Foreign exchange contracts	—	(938,632)	(938,632)
Equity contracts	(12,527,458)	—	(12,527,458)

Total	$(14,947,315)	$(938,632)	$(15,885,947)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(144,088)	$—	$(144,088)
Foreign exchange contracts	—	(1,498,449)	(1,498,449)
Equity contracts	2,206,243	—	2,206,243

Total	$2,062,155	$(1,498,449)	$563,706

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $198,356,000 and futures contracts with an average notional balance of approximately $214,524,000 respectively, during the year ended December 31, 2021.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$29,993	$—	$—	$29,993
Citibank NA	3,759	(3,759)	—	—
Goldman Sachs Bank USA	38,336	(38,336)	—	—
HSBC Bank plc	71,629	(71,629)	—	—
JPMorgan Chase Bank	3,820	(3,820)	—	—
Morgan Stanley	1,049,327	(1,049,327)	—	—

Total	$1,196,864	$(1,166,871)	$—	$29,993

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$197,797	$(3,759)	$—	$194,038
Goldman Sachs Bank USA	187,431	(38,336)	—	149,095
HSBC Bank plc	685,836	(71,629)	—	614,207
JPMorgan Chase Bank	129,809	(3,820)	—	125,989
Morgan Stanley	1,114,778	(1,049,327)	—	65,451

Total	$2,315,651	$(1,166,871)	$—	$1,148,780

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$41,519,845
Long-term U.S. government debt securities	219,081,658

$260,601,503

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$214,886,537
Long-term U.S. government debt securities	24,039,584

$238,926,121

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$272,312,573
Aggregate gross unrealized depreciation	(24,120,649)

Net unrealized appreciation	$248,191,924

Federal income tax cost of investments in securities and derivative instruments, if applicable	$669,940,120

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $650,904,461)	$900,660,297
Repurchase Agreements (Cost $17,093,611)	17,093,611
Cash	18,713,000
Foreign cash (Cost $276,101)	278,253
Cash held as collateral at broker for futures	10,600,000
Dividends, interest and other receivables	1,765,076
Receivable for securities sold	1,616,800
Unrealized appreciation on forward foreign currency contracts	1,196,864
Securities lending income receivable	14,662
Other assets	4,093

Total assets	951,942,656

LIABILITIES
Payable for return of collateral on securities loaned	17,093,611
Payable for securities purchased	3,349,889
Unrealized depreciation on forward foreign currency contracts	2,315,651
Investment management fees payable	574,769
Due to broker for futures variation margin	223,090
Distribution fees payable – Class IB	193,900
Payable for Portfolio shares redeemed	160,047
Administrative fees payable	91,377
Accrued expenses	78,835

Total liabilities	24,081,169

NET ASSETS	$927,861,487

Net assets were comprised of:
Paid in capital	$710,205,194
Total distributable earnings (loss)	217,656,293

Net assets	$927,861,487

Class IB
Net asset value, offering and redemption price per share, $927,861,487 / 68,295,292 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.59

(x)	Includes value of securities on loan of $18,041,991.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $426,122 foreign withholding tax)	$11,839,143
Interest	1,385,850
Securities lending (net)	227,777

Total income	13,452,770

EXPENSES
Investment management fees	6,451,706
Distribution fees – Class IB	2,170,251
Administrative fees	1,026,747
Professional fees	81,212
Custodian fees	66,100
Printing and mailing expenses	45,520
Trustees’ fees	23,955
Recoupment fees	673
Miscellaneous	28,933

Total expenses	9,895,097

NET INVESTMENT INCOME (LOSS)	3,557,673

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	69,493,817
Futures contracts	(14,947,315)
Forward foreign currency contracts	(938,632)
Foreign currency transactions	78,576

Net realized gain (loss)	53,686,446

Change in unrealized appreciation (depreciation) on:
Investments in securities	60,897,065
Futures contracts	2,062,155
Forward foreign currency contracts	(1,498,449)
Foreign currency translations	(33,253)

Net change in unrealized appreciation (depreciation)	61,427,518

NET REALIZED AND UNREALIZED GAIN (LOSS)	115,113,964

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$118,671,637

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,557,673	$4,097,531
Net realized gain (loss)	53,686,446	(49,783,985)
Net change in unrealized appreciation (depreciation)	61,427,518	74,716,341

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	118,671,637	29,029,887

Distributions to shareholders:
Class IB	(18,493,016)	(12,292,240)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 3,362,603 and 4,501,054 shares, respectively ]	44,703,532	49,184,455
Capital shares issued in reinvestment of dividends and distributions [ 1,388,921 and 1,038,960 shares, respectively ]	18,493,016	12,292,240
Capital shares repurchased [ (3,018,071) and (3,870,383) shares, respectively ]	(39,246,974)	(41,820,381)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	23,949,574	19,656,314

TOTAL INCREASE (DECREASE) IN NET ASSETS	124,128,195	36,393,961
NET ASSETS:
Beginning of year	803,733,292	767,339,331

End of year	$927,861,487	$803,733,292

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$12.07		$11.82		$10.19		$11.12		$9.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05		0.06		0.13		0.11		0.07
Net realized and unrealized gain (loss)	1.74		0.38		1.68		(0.87)		1.38

Total from investment operations	1.79		0.44		1.81		(0.76)		1.45

Less distributions:
Dividends from net investment income	(0.07)		(0.12)		(0.10)		(0.11)		(0.10)
Distributions from net realized gains	(0.20)		(0.07)		(0.08)		(0.06)		(0.15)

Total dividends and distributions	(0.27)		(0.19)		(0.18)		(0.17)		(0.25)

Net asset value, end of year	$13.59		$12.07		$11.82		$10.19		$11.12

Total return	14.94%		3.73%		17.80%		(6.92)%		14.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$927,861		$803,733		$767,339		$602,294		$534,424
Ratio of expenses to average net assets: (f)	1.14	%(j)	1.17	%(k)	1.17	%(k)	1.16	%(k)	1.18	%(k)
Ratio of net investment income (loss) to average net assets: (f)	0.41%		0.56%		1.17%		0.99%		0.70%
Portfolio turnover rate^	31%		17%		5%		7%		11%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.16% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB.

See Notes to Financial Statements.

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	12.04%	7.57%	6.90%
EQ/AB Dynamic Moderate Growth Index	12.16	10.15	8.99
S&P 500® Index	28.71	18.47	16.55
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.32	1.68

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.04% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/AB Dynamic Moderate Growth Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government Bond Index, which returned 12.16%, 28.71% and (1.69)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	An underweight to U.S. Bonds relative to the benchmark benefited performance.

•	The U.S. large cap equities position added to performance for the year.

What hurt performance during the year:

•	International large cap equities detracted from performance.

•	The US. Small cap equities position detracted from performance as well.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

The Portfolio maintained an equity overweight at period end. The team maintains its positive long-term outlook for equities. The team’s expectation remains that pent-up consumer and corporate demand, strong consumer and corporate quality metrics, and supportive policies will continue to support the global economic expansion. The team has continued to see evidence of robust corporate earnings growth as companies were able to demonstrate continued margin expansion despite cost pressures. The Portfolio maintained an underweight to bonds, as upside risks to inflation suggest that bond yields may continue to rise. Additionally, historically low credit spreads increase bonds’ sensitivity to inflation and rising rates. Within equities, the team maintained an overweight to the U.S. and remained close to neutral to developed international markets.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	4.20
Weighted Average Coupon (%)	1.66
Weighted Average Effective Duration (Years)*	4.00
Weighted Average Rating**	AAA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	29.3%
Information Technology	12.8
Financials	8.8
Health Care	8.4
Consumer Discretionary	8.1
Industrials	7.6
Consumer Staples	5.2
Communication Services	4.8
Exchange Traded Fund	4.1
Materials	3.2
U.S. Government Agency Securities	2.0
Energy	1.9
Utilities	1.9
Real Estate	1.8
Repurchase Agreements	0.3
Investment Company	0.0 #
Cash and Other	(0.2)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,039.70	$5.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.68	5.58

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.10%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (4.8%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc.	141,426	$3,479,080
BT Group plc	375,284	861,256
Cellnex Telecom SA (m)	21,419	1,248,052
Deutsche Telekom AG (Registered)	140,196	2,601,694
Elisa OYJ	5,979	368,400
HKT Trust & HKT Ltd.	159,168	213,924
Infrastrutture Wireless Italiane SpA (m)	14,128	171,785
Koninklijke KPN NV	141,355	439,346
Lumen Technologies, Inc.	18,250	229,037
Nippon Telegraph & Telephone Corp.	54,080	1,480,935
Orange SA	83,874	898,853
Proximus SADP	6,394	124,772
Singapore Telecommunications Ltd.	52,000	89,522
Singapore Telecommunications Ltd.	294,323	506,700
Spark New Zealand Ltd.	78,496	243,004
Swisscom AG (Registered)	1,089	615,012
Telecom Italia SpA	418,908	207,082
Telefonica Deutschland Holding AG	43,769	121,637
Telefonica SA (x)	205,252	900,133
Telefonica SA*	7,893	34,615
Telenor ASA (x)	29,417	462,973
Telia Co. AB	111,757	437,878
Telstra Corp. Ltd.	175,004	532,215
United Internet AG (Registered)	4,078	162,220
Verizon Communications, Inc.	81,995	4,260,460

		20,690,585

Entertainment (0.8%)
Activision Blizzard, Inc.	15,425	1,026,225
Bollore SA	37,174	208,227
Capcom Co. Ltd.	7,400	174,208
Electronic Arts, Inc.	5,600	738,640
Embracer Group AB*	19,930	212,860
Koei Tecmo Holdings Co. Ltd.	2,440	95,984
Konami Holdings Corp.	3,874	185,903
Live Nation Entertainment, Inc.*	2,675	320,171
Netflix, Inc.*	8,773	5,285,206
Nexon Co. Ltd.	20,646	399,172
Nintendo Co. Ltd.	4,728	2,205,140
Sea Ltd. (ADR)*	5,792	1,295,728
Square Enix Holdings Co. Ltd.	3,518	180,442
Take-Two Interactive Software, Inc.*	2,283	405,735
Toho Co. Ltd.	4,688	200,716
Ubisoft Entertainment SA*	3,896	191,041
Universal Music Group NV	30,492	860,241
Walt Disney Co. (The)*	35,987	5,574,026

		19,559,665

Interactive Media & Services (2.2%)
Adevinta ASA*	10,798	143,825
Alphabet, Inc., Class A*	5,958	17,260,564
Alphabet, Inc., Class C*	5,538	16,024,701
Auto Trader Group plc (m)	40,307	403,726
Kakaku.com, Inc.	5,609	149,697
Match Group, Inc.*	5,606	741,394
Meta Platforms, Inc., Class A*	46,864	15,762,706
REA Group Ltd.	2,221	270,888
Scout24 SE (m)	3,678	257,190
SEEK Ltd.	14,121	336,773
Twitter, Inc.*	15,836	684,432
Z Holdings Corp.	112,573	653,145

		52,689,041

Media (0.5%)
Charter Communications, Inc., Class A*	2,450	1,597,327
Comcast Corp., Class A	90,299	4,544,749
CyberAgent, Inc.	16,968	282,333
Dentsu Group, Inc. (x)	9,051	322,604
Discovery, Inc., Class A (x)*	3,351	78,883
Discovery, Inc., Class C*	6,015	137,743
DISH Network Corp., Class A*	4,945	160,416
Fox Corp., Class A	6,344	234,094
Fox Corp., Class B	2,912	99,794
Hakuhodo DY Holdings, Inc.	9,746	162,334
Informa plc*	63,193	441,873
Interpublic Group of Cos., Inc. (The)	7,798	292,035
News Corp., Class A	7,784	173,661
News Corp., Class B	2,411	54,248
Omnicom Group, Inc.	4,209	308,393
Pearson plc	31,808	264,005
Publicis Groupe SA	9,585	646,021
Schibsted ASA, Class A	3,074	118,715
Schibsted ASA, Class B	4,092	138,002
ViacomCBS, Inc.	12,015	362,613
Vivendi SE	32,615	441,502
WPP plc	50,136	759,710

		11,621,055

Wireless Telecommunication Services (0.4%)
KDDI Corp.	67,770	1,980,725
SoftBank Corp.	120,687	1,526,030
SoftBank Group Corp.	50,612	2,390,903
Tele2 AB, Class B	21,056	300,827
T-Mobile US, Inc.*	11,626	1,348,383
Vodafone Group plc	1,162,659	1,766,655

		9,313,523

Total Communication Services		113,873,869

Consumer Discretionary (8.1%)
Auto Components (0.3%)
Aisin Corp.	6,157	236,046
Aptiv plc*	5,357	883,637
BorgWarner, Inc.	4,748	213,992
Bridgestone Corp. (x)	23,907	1,028,564
Cie Generale des Etablissements Michelin SCA	7,123	1,168,990
Continental AG*	4,624	490,170
Denso Corp.	18,133	1,502,124
Faurecia SE (Euronext Paris)	4,162	198,200
Faurecia SE (Italian Stock Exchange)	770	36,021
Koito Manufacturing Co. Ltd.	4,328	229,136

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares		Value (Note 1)
Stanley Electric Co. Ltd.	5,404		$135,253
Sumitomo Electric Industries Ltd.	31,615		412,125
Valeo	9,654		292,143
Vitesco Technologies Group AG*	—	@	10

			6,826,411

Automobiles (1.8%)
Bayerische Motoren Werke AG	13,919		1,402,282
Bayerische Motoren Werke AG (Preference) (q)	2,425		202,371
Daimler AG (Registered)	35,982		2,768,859
Ferrari NV	5,299		1,372,487
Ford Motor Co.	77,741		1,614,680
General Motors Co.*	28,753		1,685,788
Honda Motor Co. Ltd.	68,458		1,922,275
Isuzu Motors Ltd.	24,511		304,922
Mazda Motor Corp.*	23,905		183,917
Nissan Motor Co. Ltd.*	97,519		471,191
Porsche Automobil Holding SE (Preference) (q)	6,437		611,492
Renault SA*	8,081		281,021
Stellantis NV (Euronext Paris)	44,032		836,075
Stellantis NV (Italian Stock Exchange)	41,544		789,212
Subaru Corp.	25,795		461,274
Suzuki Motor Corp.	15,400		592,946
Tesla, Inc.*	16,111		17,025,783
Toyota Motor Corp.	445,750		8,158,973
Volkswagen AG (x)	1,364		401,273
Volkswagen AG (Preference) (q)	7,802		1,576,480
Yamaha Motor Co. Ltd. (x)	12,428		298,086

			42,961,387

Distributors (0.1%)
Genuine Parts Co.	2,820		395,364
LKQ Corp.	5,311		318,819
Pool Corp.	794		449,404

			1,163,587

Diversified Consumer Services (0.0%)
IDP Education Ltd.	8,776		221,240

Hotels, Restaurants & Leisure (1.1%)
Accor SA*	7,155		231,753
Aristocrat Leisure Ltd.	25,349		803,547
Booking Holdings, Inc.*	814		1,952,973
Caesars Entertainment, Inc.*	4,233		395,912
Carnival Corp. (x)*	15,932		320,552
Chipotle Mexican Grill, Inc.*	558		975,524
Compass Group plc*	75,003		1,676,100
Crown Resorts Ltd.*	15,657		136,239
Darden Restaurants, Inc.	2,570		387,145
Domino’s Pizza Enterprises Ltd.	2,546		218,632
Domino’s Pizza, Inc.	721		406,882
Entain plc*	24,619		560,827
Evolution AB (m)	7,234		1,029,677
Expedia Group, Inc.*	2,891		522,462
Flutter Entertainment plc*	7,004		1,108,394
Galaxy Entertainment Group Ltd.*	90,644		469,637
Genting Singapore Ltd.	253,650		145,873
Hilton Worldwide Holdings, Inc.*	5,520		861,065
InterContinental Hotels Group plc*	7,702		498,421
La Francaise des Jeux SAEM (m)	4,014		177,953
Las Vegas Sands Corp.*	6,808		256,253
Marriott International, Inc., Class A*	5,418		895,270
McDonald’s Corp.	14,799		3,967,168
McDonald’s Holdings Co. Japan Ltd. (x)	3,289		145,536
Melco Resorts & Entertainment Ltd. (ADR)*	9,068		92,312
MGM Resorts International	7,708		345,935
Norwegian Cruise Line Holdings Ltd. (x)*	7,328		151,983
Oriental Land Co. Ltd.	8,393		1,415,129
Penn National Gaming, Inc.*	3,290		170,587
Royal Caribbean Cruises Ltd.*	4,440		341,436
Sands China Ltd.*	101,153		235,579
Sodexo SA	3,719		326,278
Starbucks Corp.	23,369		2,733,472
Tabcorp Holdings Ltd.	93,400		341,125
Whitbread plc*	8,491		344,215
Wynn Resorts Ltd.*	2,084		177,223
Yum! Brands, Inc.	5,805		806,082

			25,625,151

Household Durables (0.6%)
Barratt Developments plc	42,853		433,867
Berkeley Group Holdings plc	4,724		305,322
DR Horton, Inc.	6,455		700,045
Electrolux AB, Class B	9,482		230,329
Garmin Ltd.	3,009		409,736
Iida Group Holdings Co. Ltd.	6,156		143,210
Lennar Corp., Class A	5,383		625,289
Mohawk Industries, Inc.*	1,086		197,847
Newell Brands, Inc.	7,498		163,756
NVR, Inc.*	65		384,077
Open House Group Co. Ltd.	3,400		177,936
Panasonic Corp.	92,821		1,020,765
Persimmon plc	13,415		518,589
PulteGroup, Inc.	5,014		286,600
Rinnai Corp.	1,457		131,476
SEB SA	1,163		181,266
Sekisui Chemical Co. Ltd.	15,801		264,014
Sekisui House Ltd.	25,849		554,822
Sharp Corp.	8,916		102,391
Sony Group Corp.	52,952		6,663,307
Taylor Wimpey plc	153,307		364,178
Whirlpool Corp.	1,203		282,296

			14,141,118

Internet & Direct Marketing Retail (1.5%)
Amazon.com, Inc.*	8,638		28,802,029
Delivery Hero SE (m)*	6,810		759,812
eBay, Inc.	12,397		824,400
Etsy, Inc.*	2,511		549,758
Fiverr International Ltd.*	1,229		139,737
Just Eat Takeaway.com NV (m)*	7,580		418,288
Mercari, Inc.*	4,277		217,884
Prosus NV*	39,230		3,284,097
Rakuten Group, Inc.	36,424		365,412
Zalando SE (m)*	9,345		756,879
ZOZO, Inc.	5,212		162,663

			36,280,959

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	8,383	$655,452
Hasbro, Inc.	2,568	261,371
Shimano, Inc.	3,101	826,538
Yamaha Corp.	5,612	276,624

		2,019,985

Multiline Retail (0.3%)
Dollar General Corp.	4,620	1,089,534
Dollar Tree, Inc.*	4,454	625,876
Next plc	5,589	616,547
Pan Pacific International Holdings Corp.	17,235	237,781
Ryohin Keikaku Co. Ltd.	10,555	160,945
Target Corp.	9,665	2,236,867
Wesfarmers Ltd.	47,668	2,056,575

		7,024,125

Specialty Retail (1.0%)
Advance Auto Parts, Inc.	1,248	299,370
AutoZone, Inc.*	416	872,098
Bath & Body Works, Inc.	5,235	365,351
Best Buy Co., Inc.	4,384	445,415
CarMax, Inc.*	3,210	418,038
Chow Tai Fook Jewellery Group Ltd.	84,000	151,032
Fast Retailing Co. Ltd.	2,461	1,397,270
Gap, Inc. (The)	4,245	74,924
H & M Hennes & Mauritz AB, Class B	30,704	605,096
Hikari Tsushin, Inc.	848	130,558
Home Depot, Inc. (The)	20,901	8,674,124
Industria de Diseno Textil SA	45,860	1,489,597
JD Sports Fashion plc	108,480	319,803
Kingfisher plc	88,771	406,488
Lowe’s Cos., Inc.	13,713	3,544,536
Nitori Holdings Co. Ltd.	3,341	500,293
O’Reilly Automotive, Inc.*	1,335	942,817
Ross Stores, Inc.	7,037	804,188
TJX Cos., Inc. (The)	23,816	1,808,111
Tractor Supply Co.	2,254	537,804
Ulta Beauty, Inc.*	1,077	444,090
USS Co. Ltd.	9,171	143,190

		24,374,193

Textiles, Apparel & Luxury Goods (1.3%)
adidas AG	8,004	2,307,299
Burberry Group plc	17,021	418,730
Cie Financiere Richemont SA (Registered)	21,945	3,298,253
EssilorLuxottica SA	12,071	2,573,208
Hermes International	1,332	2,329,316
Kering SA	3,154	2,538,357
LVMH Moet Hennessy Louis Vuitton SE	11,672	9,660,792
Moncler SpA	8,629	628,940
NIKE, Inc., Class B	25,306	4,217,751
Pandora A/S	4,204	524,788
Puma SE	4,438	543,161
PVH Corp.	1,407	150,057
Ralph Lauren Corp.	965	114,700
Swatch Group AG (The)	1,216	372,327
Swatch Group AG (The) (Registered)	2,211	129,695
Tapestry, Inc.	5,449	221,229
Under Armour, Inc., Class A*	3,736	79,166
Under Armour, Inc., Class C*	4,259	76,832
VF Corp.	6,456	472,708

		30,657,309

Total Consumer Discretionary		191,295,465

Consumer Staples (5.2%)
Beverages (1.1%)
Anheuser-Busch InBev SA/NV	32,033	1,939,087
Asahi Group Holdings Ltd. (x)	19,173	745,719
Brown-Forman Corp., Class B	3,618	263,607
Budweiser Brewing Co. APAC Ltd. (m)	71,580	187,727
Carlsberg A/S, Class B	4,221	729,881
Coca-Cola Co. (The)	76,990	4,558,578
Coca-Cola Europacific Partners plc	8,624	482,340
Coca-Cola HBC AG*	8,440	291,882
Constellation Brands, Inc., Class A	3,253	816,405
Davide Campari-Milano NV	21,975	321,613
Diageo plc	98,123	5,360,389
Heineken Holding NV	4,843	447,441
Heineken NV	10,897	1,226,480
Ito En Ltd.	2,200	115,518
Kirin Holdings Co. Ltd. (x)	34,580	555,240
Molson Coors Beverage Co., Class B	3,731	172,932
Monster Beverage Corp.*	7,440	714,538
PepsiCo, Inc.	27,383	4,756,701
Pernod Ricard SA	8,807	2,120,662
Remy Cointreau SA	956	232,919
Suntory Beverage & Food Ltd.	5,825	210,658
Treasury Wine Estates Ltd.	30,347	273,338

		26,523,655

Food & Staples Retailing (0.9%)
Aeon Co. Ltd.	27,457	646,623
Carrefour SA	26,507	486,020
Coles Group Ltd.	56,080	731,970
Cosmos Pharmaceutical Corp.	800	117,743
Costco Wholesale Corp.	8,750	4,967,375
Endeavour Group Ltd.	56,389	276,514
Etablissements Franz Colruyt NV	2,289	97,101
HelloFresh SE*	6,944	533,954
J Sainsbury plc	73,519	274,453
Jeronimo Martins SGPS SA	11,905	272,432
Kesko OYJ, Class B	11,482	383,540
Kobe Bussan Co. Ltd.	5,700	220,755
Koninklijke Ahold Delhaize NV	43,963	1,508,313
Kroger Co. (The)	13,402	606,575
Lawson, Inc.	2,028	96,085
Ocado Group plc*	20,516	465,971
Seven & i Holdings Co. Ltd.	31,584	1,388,235
Sysco Corp.	10,153	797,518
Tesco plc	325,053	1,275,489
Tsuruha Holdings, Inc.	1,594	152,984
Walgreens Boots Alliance, Inc.	14,228	742,133
Walmart, Inc.	28,165	4,075,194
Welcia Holdings Co. Ltd.	3,916	122,215

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Woolworths Group Ltd.	53,294	$1,473,802

		21,712,994

Food Products (1.3%)
Ajinomoto Co., Inc.	19,574	595,065
Archer-Daniels-Midland Co.	11,079	748,830
Associated British Foods plc	14,977	407,064
Barry Callebaut AG (Registered)	150	364,794
Campbell Soup Co.	4,008	174,188
Chocoladefabriken Lindt & Spruengli AG	45	623,738
Chocoladefabriken Lindt & Spruengli AG (Registered)	5	670,544
Conagra Brands, Inc.	9,500	324,425
Danone SA	27,463	1,706,845
General Mills, Inc.	11,995	808,223
Hershey Co. (The)	2,879	557,000
Hormel Foods Corp.	5,587	272,701
J M Smucker Co. (The)	2,146	291,470
JDE Peet’s NV	4,220	130,201
Kellogg Co.	5,066	326,352
Kerry Group plc (London Stock Exchange), Class A	1,182	151,224
Kerry Group plc (Turquoise Stock Exchange), Class A	5,508	710,175
Kikkoman Corp.	6,083	511,368
Kraft Heinz Co. (The)	14,060	504,754
Lamb Weston Holdings, Inc.	2,892	183,295
McCormick & Co., Inc. (Non-Voting)	4,938	477,060
Meiji Holdings Co. Ltd.	5,132	306,055
Mondelez International, Inc., Class A	27,627	1,831,946
Mowi ASA	18,479	437,920
Nestle SA (Registered)	118,346	16,551,815
Nisshin Seifun Group, Inc.	8,303	119,676
Nissin Foods Holdings Co. Ltd.	2,665	194,378
Orkla ASA	31,576	316,816
Toyo Suisan Kaisha Ltd.	3,688	156,298
Tyson Foods, Inc., Class A	5,838	508,840
WH Group Ltd. (m)	349,856	219,402
Wilmar International Ltd.	80,720	247,982
Yakult Honsha Co. Ltd.	5,344	278,745

		31,709,189

Household Products (0.7%)
Church & Dwight Co., Inc.	4,835	495,587
Clorox Co. (The)	2,433	424,218
Colgate-Palmolive Co.	16,692	1,424,495
Essity AB, Class B	25,585	836,392
Henkel AG & Co. KGaA	4,368	341,643
Henkel AG & Co. KGaA (Preference) (q)	7,490	606,637
Kimberly-Clark Corp.	6,668	952,991
Lion Corp.	9,376	125,280
Procter & Gamble Co. (The)	47,926	7,839,735
Reckitt Benckiser Group plc	30,026	2,577,496
Unicharm Corp.	16,926	735,574

		16,360,048

Personal Products (0.7%)
Beiersdorf AG	4,237	435,977
Estee Lauder Cos., Inc. (The), Class A	4,589	1,698,848
Kao Corp.	19,900	1,041,277
Kobayashi Pharmaceutical Co. Ltd. (x)	2,191	172,187
Kose Corp.	1,348	152,929
L’Oreal SA	10,550	5,008,059
Pola Orbis Holdings, Inc.	3,808	63,461
Shiseido Co. Ltd.	16,783	935,810
Unilever plc (Cboe Europe)	59,243	3,173,773
Unilever plc (London Stock Exchange)	49,860	2,662,739

		15,345,060

Tobacco (0.5%)
Altria Group, Inc.	36,381	1,724,095
British American Tobacco plc	91,646	3,390,837
Imperial Brands plc	39,788	870,567
Japan Tobacco, Inc. (x)	50,449	1,018,585
Philip Morris International, Inc.	30,832	2,929,040
Swedish Match AB	66,425	529,418

		10,462,542

Total Consumer Staples		122,113,488

Energy (1.9%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	17,310	416,479
Halliburton Co.	17,727	405,416
Schlumberger NV	27,778	831,951
Tenaris SA	19,852	208,160

		1,862,006

Oil, Gas & Consumable Fuels (1.8%)
Aker BP ASA	5,298	163,394
Ampol Ltd.	10,018	216,180
APA Corp.	7,194	193,447
BP plc	845,910	3,784,164
Chevron Corp.	38,177	4,480,071
ConocoPhillips	26,610	1,920,710
Coterra Energy, Inc.	16,112	306,128
Devon Energy Corp.	12,469	549,259
Diamondback Energy, Inc.	3,372	363,670
ENEOS Holdings, Inc.	128,999	482,555
Eni SpA	106,109	1,476,238
EOG Resources, Inc.	11,587	1,029,273
Equinor ASA	41,087	1,100,593
Exxon Mobil Corp.	83,844	5,130,414
Galp Energia SGPS SA	21,073	204,409
Hess Corp.	5,459	404,130
Idemitsu Kosan Co. Ltd.	8,740	223,154
Inpex Corp. (x)	43,013	374,676
Kinder Morgan, Inc.	38,619	612,497
Lundin Energy AB	8,414	302,156
Marathon Oil Corp.	15,418	253,164
Marathon Petroleum Corp.	12,191	780,102
Neste OYJ	17,786	878,012
Occidental Petroleum Corp.	17,572	509,412
OMV AG	6,191	352,070
ONEOK, Inc.	8,831	518,910
Phillips 66	8,677	628,735
Pioneer Natural Resources Co.	4,496	817,732
Repsol SA	61,003	724,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Royal Dutch Shell plc, Class A	172,422	$3,784,986
Royal Dutch Shell plc, Class B	154,797	3,399,341
Santos Ltd.	130,891	600,900
TotalEnergies SE	105,457	5,358,403
Valero Energy Corp.	8,096	608,091
Washington H Soul Pattinson & Co. Ltd.	9,102	196,082
Williams Cos., Inc. (The)	24,063	626,601
Woodside Petroleum Ltd.	40,510	646,344

		44,000,803

Total Energy		45,862,809

Financials (8.8%)
Banks (3.9%)
ABN AMRO Bank NV (CVA) (m)	17,783	261,497
Australia & New Zealand Banking Group Ltd.	119,686	2,395,503
Banco Bilbao Vizcaya Argentaria SA	280,328	1,675,556
Banco Espirito Santo SA (Registered) (r)*	26,714	—
Banco Santander SA	729,027	2,440,607
Bank Hapoalim BM	47,758	493,103
Bank Leumi Le-Israel BM	61,082	657,197
Bank of America Corp.	142,634	6,345,787
Barclays plc	711,644	1,801,270
BNP Paribas SA	47,289	3,271,767
BOC Hong Kong Holdings Ltd.	154,713	506,943
CaixaBank SA	186,385	512,249
Chiba Bank Ltd. (The)	22,203	127,200
Citigroup, Inc.	39,298	2,373,206
Citizens Financial Group, Inc.	8,440	398,790
Comerica, Inc.	2,597	225,939
Commerzbank AG*	42,120	320,762
Commonwealth Bank of Australia	74,585	5,480,696
Concordia Financial Group Ltd.	45,735	166,193
Credit Agricole SA	51,997	742,942
Danske Bank A/S	28,998	501,424
DBS Group Holdings Ltd.	75,612	1,832,508
DNB Bank ASA	39,107	897,016
Erste Group Bank AG	14,455	680,498
Fifth Third Bancorp	13,541	589,711
FinecoBank Banca Fineco SpA	25,641	450,583
First Republic Bank	3,550	733,110
Hang Seng Bank Ltd.	31,939	584,503
HSBC Holdings plc	858,748	5,214,921
Huntington Bancshares, Inc.	28,646	441,721
ING Groep NV	164,131	2,287,579
Intesa Sanpaolo SpA	694,353	1,797,644
Israel Discount Bank Ltd., Class A	48,627	327,522
Japan Post Bank Co. Ltd.	16,985	155,778
JPMorgan Chase & Co.	58,528	9,267,909
KBC Group NV	10,511	903,013
KeyCorp	18,439	426,494
Lloyds Banking Group plc	2,984,048	1,930,670
M&T Bank Corp.	2,548	391,322
Mediobanca Banca di Credito Finanziario SpA	26,111	300,544
Mitsubishi UFJ Financial Group, Inc.	513,874	2,791,618
Mizrahi Tefahot Bank Ltd.	5,909	228,077
Mizuho Financial Group, Inc.	101,335	1,288,821
National Australia Bank Ltd.	138,445	2,904,928
NatWest Group plc	242,156	739,777
Nordea Bank Abp (Aquis Stock Exchange)	1,774	21,784
Nordea Bank Abp (Turquoise Stock Exchange)	134,439	1,644,000
Oversea-Chinese Banking Corp. Ltd.	142,150	1,202,516
People’s United Financial, Inc.	8,476	151,042
PNC Financial Services Group, Inc. (The)	8,370	1,678,352
Raiffeisen Bank International AG	6,223	183,357
Regions Financial Corp.	18,879	411,562
Resona Holdings, Inc.	86,526	336,536
Shizuoka Bank Ltd. (The)	18,761	134,065
Signature Bank	1,201	388,487
Skandinaviska Enskilda Banken AB, Class A	68,423	952,949
Societe Generale SA	34,083	1,172,060
Standard Chartered plc	110,652	671,582
Sumitomo Mitsui Financial Group, Inc.	54,796	1,878,298
Sumitomo Mitsui Trust Holdings, Inc.	14,123	471,831
SVB Financial Group*	1,163	788,793
Svenska Handelsbanken AB, Class A	61,321	664,093
Swedbank AB, Class A	38,073	767,258
Truist Financial Corp.	26,437	1,547,886
UniCredit SpA	89,606	1,381,711
United Overseas Bank Ltd.	48,993	977,969
US Bancorp	26,723	1,501,031
Wells Fargo & Co.	78,966	3,788,789
Westpac Banking Corp.	154,311	2,396,942
Zions Bancorp NA	3,098	195,670

		93,173,461

Capital Markets (1.9%)
3i Group plc	40,914	802,444
abrdn plc	91,681	298,944
Ameriprise Financial, Inc.	2,216	668,478
Amundi SA (m)	2,561	211,534
ASX Ltd.	8,139	550,110
Bank of New York Mellon Corp. (The)	15,046	873,872
BlackRock, Inc.	2,828	2,589,204
Cboe Global Markets, Inc.	2,112	275,405
Charles Schwab Corp. (The)	29,774	2,503,993
CME Group, Inc.	7,118	1,626,178
Credit Suisse Group AG (Registered)	111,441	1,085,058
Daiwa Securities Group, Inc.	60,678	342,187
Deutsche Bank AG (Registered)*	86,890	1,089,947
Deutsche Boerse AG	7,987	1,337,610
EQT AB	12,439	678,651
Euronext NV (m)	3,602	374,205
FactSet Research Systems, Inc.	746	362,563
Franklin Resources, Inc.	5,565	186,372
Futu Holdings Ltd. (ADR) (x)*	2,140	92,662
Goldman Sachs Group, Inc. (The)	6,723	2,571,884
Hargreaves Lansdown plc	14,955	274,284

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Hong Kong Exchanges & Clearing Ltd.	50,355	$2,940,881
Intercontinental Exchange, Inc.	11,158	1,526,080
Invesco Ltd.	6,759	155,592
Japan Exchange Group, Inc.	21,414	468,751
Julius Baer Group Ltd.	9,300	624,423
London Stock Exchange Group plc	13,829	1,297,174
Macquarie Group Ltd.	14,730	2,201,233
Magellan Financial Group Ltd.	5,795	89,551
MarketAxess Holdings, Inc.	753	309,686
Moody’s Corp.	3,203	1,251,028
Morgan Stanley	28,430	2,790,689
MSCI, Inc.	1,633	1,000,523
Nasdaq, Inc.	2,318	486,803
Nomura Holdings, Inc.	129,075	562,957
Northern Trust Corp.	4,112	491,836
Partners Group Holding AG	955	1,585,204
Raymond James Financial, Inc.	3,667	368,167
S&P Global, Inc.	4,773	2,252,522
SBI Holdings, Inc.	10,270	279,896
Schroders plc	5,226	251,822
Singapore Exchange Ltd.	33,517	231,306
St James’s Place plc	22,693	517,106
State Street Corp.	7,241	673,413
T. Rowe Price Group, Inc.	4,451	875,245
UBS Group AG (Registered)	147,872	2,664,682

		44,692,155

Consumer Finance (0.2%)
American Express Co.	12,425	2,032,730
Capital One Financial Corp.	8,429	1,222,963
Discover Financial Services	5,804	670,710
Synchrony Financial	10,838	502,775

		4,429,178

Diversified Financial Services (0.7%)
Berkshire Hathaway, Inc., Class B*	36,270	10,844,730
Eurazeo SE	1,665	145,582
EXOR NV	4,559	409,836
Groupe Bruxelles Lambert SA	4,748	530,613
Industrivarden AB, Class A	5,614	179,177
Industrivarden AB, Class C	6,713	211,058
Investor AB, Class A	20,966	553,605
Investor AB, Class B	76,597	1,930,565
Kinnevik AB, Class B (x)*	10,180	363,604
L E Lundbergforetagen AB, Class B	3,195	179,617
M&G plc	109,304	295,157
Mitsubishi HC Capital, Inc.	27,709	137,064
ORIX Corp.	51,291	1,046,732
Sofina SA	648	318,707
Tokyo Century Corp.	1,525	73,976
Wendel SE	1,128	135,358

		17,355,381

Insurance (2.1%)
Admiral Group plc	8,116	346,809
Aegon NV	75,139	375,803
Aflac, Inc.	12,053	703,775
Ageas SA/NV	7,228	374,835
AIA Group Ltd.	508,082	5,121,512
Allianz SE (Registered)	17,333	4,097,686
Allstate Corp. (The)	5,677	667,899
American International Group, Inc.	16,443	934,949
Aon plc, Class A	4,364	1,311,644
Arthur J Gallagher & Co.	4,105	696,495
Assicurazioni Generali SpA	46,529	986,892
Assurant, Inc.	1,128	175,810
Aviva plc	164,444	913,481
AXA SA	81,372	2,425,831
Baloise Holding AG (Registered)	1,949	318,916
Brown & Brown, Inc.	4,642	326,240
Chubb Ltd.	8,530	1,648,934
Cincinnati Financial Corp.	2,967	338,030
CNP Assurances	7,216	178,685
Dai-ichi Life Holdings, Inc.	42,238	853,903
Everest Re Group Ltd.	780	213,658
Gjensidige Forsikring ASA	8,408	204,315
Globe Life, Inc.	1,839	172,351
Hannover Rueck SE	2,535	482,411
Hartford Financial Services Group, Inc. (The)	6,740	465,330
Insurance Australia Group Ltd.	103,636	321,206
Japan Post Holdings Co. Ltd.*	102,921	802,396
Japan Post Insurance Co. Ltd.	8,304	133,551
Legal & General Group plc	250,984	1,010,665
Lincoln National Corp.	3,364	229,627
Loews Corp.	3,969	229,249
Marsh & McLennan Cos., Inc.	9,999	1,738,026
Medibank Pvt Ltd.	115,782	282,195
MetLife, Inc.	14,160	884,858
MS&AD Insurance Group Holdings, Inc.	18,702	577,009
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	5,890	1,746,852
NN Group NV	11,359	615,703
Phoenix Group Holdings plc	27,312	241,476
Poste Italiane SpA (m)	21,964	288,569
Principal Financial Group, Inc.	4,882	353,115
Progressive Corp. (The)	11,587	1,189,406
Prudential Financial, Inc.	7,486	810,285
Prudential plc	109,964	1,896,988
QBE Insurance Group Ltd.	62,018	512,126
Sampo OYJ, Class A	20,967	1,051,753
Sompo Holdings, Inc.	13,293	561,512
Suncorp Group Ltd.	53,937	434,407
Swiss Life Holding AG (Registered)	1,326	813,470
Swiss Re AG	12,680	1,256,033
T&D Holdings, Inc.	22,525	288,245
Tokio Marine Holdings, Inc.	26,352	1,464,331
Travelers Cos., Inc. (The)	4,872	762,127
Tryg A/S	15,137	374,251
W R Berkley Corp.	2,763	227,644
Willis Towers Watson plc	2,468	586,125
Zurich Insurance Group AG	6,326	2,779,774

		48,799,168

Total Financials		208,449,343

Health Care (8.4%)
Biotechnology (0.8%)
AbbVie, Inc.	35,012	4,740,625
Amgen, Inc.	11,155	2,509,540
Argenx SE*	1,927	677,473

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Biogen, Inc.*	2,909	$697,927
CSL Ltd.	19,134	4,047,096
Genmab A/S*	2,761	1,111,662
Gilead Sciences, Inc.	24,842	1,803,778
Grifols SA	12,540	240,921
Incyte Corp.*	3,718	272,901
Moderna, Inc.*	6,986	1,774,304
Regeneron Pharmaceuticals, Inc.*	2,094	1,322,403
Vertex Pharmaceuticals, Inc.*	5,035	1,105,686

		20,304,316

Health Care Equipment & Supplies (1.7%)
Abbott Laboratories	35,020	4,928,715
ABIOMED, Inc.*	901	323,612
Alcon, Inc.	21,008	1,861,486
Align Technology, Inc.*	1,453	954,883
Ambu A/S, Class B (x)	7,043	186,532
Asahi Intecc Co. Ltd.	9,097	195,416
Baxter International, Inc.	9,916	851,189
Becton Dickinson and Co.	5,688	1,430,418
BioMerieux	1,741	247,568
Boston Scientific Corp.*	28,221	1,198,828
Carl Zeiss Meditec AG	1,692	356,084
Cochlear Ltd.	2,765	434,763
Coloplast A/S, Class B	4,994	879,983
Cooper Cos., Inc. (The)	977	409,304
Demant A/S*	4,542	233,009
Dentsply Sirona, Inc.	4,329	241,515
Dexcom, Inc.*	1,920	1,030,944
DiaSorin SpA	1,058	201,699
Edwards Lifesciences Corp.*	12,364	1,601,756
Fisher & Paykel Healthcare Corp. Ltd.	24,240	543,881
Getinge AB, Class B	9,616	420,451
GN Store Nord A/S	5,228	329,189
Hologic, Inc.*	5,020	384,331
Hoya Corp.	15,532	2,310,289
IDEXX Laboratories, Inc.*	1,680	1,106,213
Inmode Ltd.*	2,087	147,301
Intuitive Surgical, Inc.*	7,070	2,540,251
Koninklijke Philips NV	38,568	1,438,700
Medtronic plc	26,653	2,757,253
Olympus Corp.	46,344	1,067,447
ResMed, Inc.	2,886	751,745
Sartorius AG (Preference) (q)	1,102	746,754
Siemens Healthineers AG (m)	11,855	888,367
Smith & Nephew plc	36,963	647,155
Sonova Holding AG (Registered)	2,301	903,531
STERIS plc	1,981	482,195
Straumann Holding AG (Registered)	435	924,709
Stryker Corp.	6,649	1,778,076
Sysmex Corp.	6,970	942,219
Teleflex, Inc.	928	304,829
Terumo Corp.	27,119	1,145,774
Zimmer Biomet Holdings, Inc.	4,137	525,565

		40,653,929

Health Care Providers & Services (1.1%)
AmerisourceBergen Corp.	2,962	393,620
Amplifon SpA	5,234	282,750
Anthem, Inc.	4,807	2,228,237
Cardinal Health, Inc.	5,580	287,314
Centene Corp.*	11,556	952,214
Cigna Corp.	6,564	1,507,291
CVS Health Corp.	26,143	2,696,912
DaVita, Inc.*	1,291	146,864
Fresenius Medical Care AG & Co. KGaA	8,622	560,895
Fresenius SE & Co. KGaA	17,608	709,653
HCA Healthcare, Inc.	4,743	1,218,572
Henry Schein, Inc.*	2,746	212,897
Humana, Inc.	2,546	1,180,988
Laboratory Corp. of America Holdings*	1,895	595,428
McKesson Corp.	3,024	751,676
Medipal Holdings Corp.	7,619	142,736
NMC Health plc (r)*	3,800	—
Orpea SA	2,173	217,956
Quest Diagnostics, Inc.	2,429	420,241
Ramsay Health Care Ltd.	7,698	400,449
Ryman Healthcare Ltd.	17,867	149,905
Sonic Healthcare Ltd.	19,100	647,980
UnitedHealth Group, Inc.	18,653	9,366,417
Universal Health Services, Inc., Class B	1,448	187,748

		25,258,743

Health Care Technology (0.1%)
Cerner Corp.	5,827	541,153
M3, Inc.	18,542	933,790

		1,474,943

Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	5,995	957,102
Bachem Holding AG (Registered), Class B	261	205,088
Bio-Rad Laboratories, Inc., Class A*	428	323,384
Bio-Techne Corp.	778	402,490
Charles River Laboratories International, Inc.*	1,000	376,780
Danaher Corp.	12,595	4,143,881
Eurofins Scientific SE	5,614	695,399
Illumina, Inc.*	3,096	1,177,842
IQVIA Holdings, Inc.*	3,783	1,067,336
Lonza Group AG (Registered)	3,131	2,616,955
Mettler-Toledo International, Inc.*	456	773,928
PerkinElmer, Inc.	2,499	502,449
QIAGEN NV*	9,602	535,553
Sartorius Stedim Biotech	1,163	638,734
Thermo Fisher Scientific, Inc.	7,804	5,207,141
Waters Corp.*	1,209	450,473
West Pharmaceutical Services, Inc.	1,467	688,038

		20,762,573

Pharmaceuticals (3.8%)
Astellas Pharma, Inc.	78,218	1,271,901
AstraZeneca plc	65,127	7,649,887
Bayer AG (Registered)	41,302	2,210,049
Bristol-Myers Squibb Co.	43,959	2,740,844
Catalent, Inc.*	3,390	434,022
Chugai Pharmaceutical Co. Ltd.	28,171	914,706
Daiichi Sankyo Co. Ltd.	73,644	1,872,631

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Eisai Co. Ltd.	9,898	$561,974
Eli Lilly and Co.	15,724	4,343,283
GlaxoSmithKline plc	211,541	4,600,199
Hikma Pharmaceuticals plc	7,298	219,197
Ipsen SA	1,585	145,264
Johnson & Johnson	52,138	8,919,248
Kyowa Kirin Co. Ltd.	11,331	308,812
Merck & Co., Inc.	50,025	3,833,916
Merck KGaA	5,433	1,404,102
Nippon Shinyaku Co. Ltd.	2,047	142,541
Novartis AG (Registered)	92,112	8,115,399
Novo Nordisk A/S, Class B	70,795	7,966,002
Ono Pharmaceutical Co. Ltd.	15,487	384,516
Organon & Co.	5,021	152,889
Orion OYJ, Class B	4,461	185,480
Otsuka Holdings Co. Ltd.	16,398	594,308
Pfizer, Inc.	111,161	6,564,057
Recordati Industria Chimica e Farmaceutica SpA	4,395	282,709
Roche Holding AG	29,537	12,288,715
Roche Holding AG CHF 1	1,345	603,420
Sanofi	47,805	4,821,054
Santen Pharmaceutical Co. Ltd.	15,059	184,196
Shionogi & Co. Ltd.	11,094	783,611
Sumitomo Dainippon Pharma Co. Ltd.	7,439	85,688
Taisho Pharmaceutical Holdings Co. Ltd.	1,577	72,523
Takeda Pharmaceutical Co. Ltd.	66,487	1,813,177
Teva Pharmaceutical Industries Ltd. (ADR)*	46,346	371,231
UCB SA	5,315	607,231
Viatris, Inc.	23,951	324,057
Vifor Pharma AG	2,049	364,849
Zoetis, Inc.	9,370	2,286,561

		90,424,249

Total Health Care		198,878,753

Industrials (7.6%)
Aerospace & Defense (0.8%)
Airbus SE*	24,784	3,170,415
BAE Systems plc	135,207	1,006,186
Boeing Co. (The)*	10,941	2,202,642
Dassault Aviation SA	1,052	113,782
Elbit Systems Ltd.	1,115	193,308
General Dynamics Corp.	4,590	956,877
Howmet Aerospace, Inc.	7,614	242,354
Huntington Ingalls Industries, Inc.	793	148,085
L3Harris Technologies, Inc.	3,886	828,651
Lockheed Martin Corp.	4,861	1,727,648
MTU Aero Engines AG	2,244	458,330
Northrop Grumman Corp.	2,952	1,142,631
Raytheon Technologies Corp.	29,643	2,551,076
Rolls-Royce Holdings plc*	351,786	585,105
Safran SA	14,369	1,761,221
Singapore Technologies Engineering Ltd.	65,165	181,820
Textron, Inc.	4,365	336,978
Thales SA	4,485	381,942
TransDigm Group, Inc.*	1,037	659,822

		18,648,873

Air Freight & Logistics (0.4%)
CH Robinson Worldwide, Inc.	2,574	277,040
Deutsche Post AG (Registered)	41,673	2,682,524
DSV A/S	8,576	2,005,471
Expeditors International of Washington, Inc.	3,355	450,543
FedEx Corp.	4,840	1,251,818
InPost SA*	8,408	101,449
SG Holdings Co. Ltd.	13,458	315,069
United Parcel Service, Inc., Class B	14,441	3,095,284
Yamato Holdings Co. Ltd.	12,181	286,232

		10,465,430

Airlines (0.1%)
Alaska Air Group, Inc.*	2,481	129,260
American Airlines Group, Inc.*	12,823	230,301
ANA Holdings, Inc. (x)*	6,652	139,048
Delta Air Lines, Inc.*	12,675	495,339
Deutsche Lufthansa AG (Registered)*	25,130	176,813
Japan Airlines Co. Ltd.*	6,059	115,671
Qantas Airways Ltd.*	38,853	141,620
Singapore Airlines Ltd.*	55,844	206,784
Southwest Airlines Co.*	11,722	502,171
United Airlines Holdings, Inc.*	6,412	280,717

		2,417,724

Building Products (0.6%)
A O Smith Corp.	2,637	226,386
AGC, Inc. (x)	8,061	384,725
Allegion plc	1,776	235,213
Assa Abloy AB, Class B	42,138	1,287,988
Carrier Global Corp.	17,162	930,867
Cie de Saint-Gobain	21,270	1,498,237
Daikin Industries Ltd.	10,479	2,376,746
Fortune Brands Home & Security, Inc.	2,688	287,347
Geberit AG (Registered)	1,508	1,233,277
Johnson Controls International plc	14,035	1,141,186
Kingspan Group plc	6,475	774,038
Lixil Corp.	11,174	297,734
Masco Corp.	4,834	339,443
Nibe Industrier AB, Class B	59,965	907,485
ROCKWOOL International A/S, Class B	352	154,120
TOTO Ltd.	5,928	272,617
Trane Technologies plc	4,704	950,349
Xinyi Glass Holdings Ltd.	76,000	190,060

		13,487,818

Commercial Services & Supplies (0.3%)
Brambles Ltd.	60,614	468,780
Cintas Corp.	1,741	771,559
Copart, Inc.*	4,226	640,746
Dai Nippon Printing Co. Ltd.	9,238	232,335
Rentokil Initial plc	78,169	617,905
Republic Services, Inc.	4,144	577,881
Rollins, Inc.	4,482	153,329
Secom Co. Ltd.	8,794	610,527
Securitas AB, Class B	13,164	181,591
Sohgo Security Services Co. Ltd.	2,989	118,749
Toppan, Inc.	11,018	206,510

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Waste Management, Inc.	7,621	$1,271,945

		5,851,857

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA	10,311	276,690
Bouygues SA	9,614	344,675
Eiffage SA	3,502	360,666
Ferrovial SA	20,268	635,950
Kajima Corp.	18,880	216,817
Obayashi Corp.	27,271	210,999
Quanta Services, Inc.	2,822	323,570
Shimizu Corp.	23,126	143,344
Skanska AB, Class B	14,302	370,679
Taisei Corp.	7,976	242,338
Vinci SA	22,613	2,391,959

		5,517,687

Electrical Equipment (0.8%)
ABB Ltd. (Registered)	69,054	2,644,847
AMETEK, Inc.	4,581	673,590
Eaton Corp. plc	7,894	1,364,241
Emerson Electric Co.	11,839	1,100,672
Fuji Electric Co. Ltd.	5,334	291,207
Generac Holdings, Inc.*	1,250	439,900
Legrand SA	11,243	1,317,136
Mitsubishi Electric Corp.	76,640	971,742
Nidec Corp.	18,792	2,208,709
Prysmian SpA	10,709	403,684
Rockwell Automation, Inc.	2,297	801,308
Schneider Electric SE	22,726	4,462,152
Siemens Energy AG*	16,802	430,213
Siemens Gamesa Renewable Energy SA*	10,022	240,410
Vestas Wind Systems A/S	42,456	1,299,929

		18,649,740

Industrial Conglomerates (0.8%)
3M Co.	11,412	2,027,114
CK Hutchison Holdings Ltd.	112,211	723,844
DCC plc	4,145	339,433
General Electric Co.	21,748	2,054,534
Hitachi Ltd.	40,634	2,200,729
Honeywell International, Inc.	13,634	2,842,825
Investment AB Latour, Class B	6,224	253,955
Jardine Matheson Holdings Ltd. (London Stock Exchange)	8,056	433,010
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	905	49,784
Keppel Corp. Ltd.	60,854	231,205
Lifco AB, Class B	9,800	293,581
Melrose Industries plc	183,823	397,853
Roper Technologies, Inc.	2,089	1,027,496
Siemens AG (Registered)	32,161	5,590,424
Smiths Group plc	16,664	356,265
Toshiba Corp.	17,127	704,257

		19,526,309

Machinery (1.6%)
Alfa Laval AB	13,225	533,320
Alstom SA	13,340	474,157
Atlas Copco AB, Class A	28,231	1,955,132
Atlas Copco AB, Class B	16,405	966,196
Caterpillar, Inc.	10,713	2,214,806
CNH Industrial NV	43,021	836,079
Cummins, Inc.	2,832	617,772
Daifuku Co. Ltd.	4,197	342,970
Daimler Truck Holding AG*	17,991	661,388
Deere & Co.	5,588	1,916,069
Dover Corp.	2,851	517,742
Epiroc AB, Class A	27,705	702,727
Epiroc AB, Class B	16,395	347,815
FANUC Corp.	8,041	1,704,247
Fortive Corp.	7,101	541,735
GEA Group AG	6,449	353,086
Hino Motors Ltd.	12,023	99,086
Hitachi Construction Machinery Co. Ltd.	4,451	128,658
Hoshizaki Corp.	2,197	165,210
Husqvarna AB, Class B	17,591	281,983
IDEX Corp. (x)	1,506	355,898
Illinois Tool Works, Inc.	5,657	1,396,148
Ingersoll Rand, Inc.	8,072	499,415
KION Group AG	3,033	333,152
Knorr-Bremse AG	3,049	301,655
Komatsu Ltd.	36,768	860,946
Kone OYJ, Class B	14,289	1,025,536
Kornit Digital Ltd.*	1,945	296,126
Kubota Corp. (x)	43,186	958,667
Kurita Water Industries Ltd.	4,096	194,420
Makita Corp.	9,363	397,457
Minebea Mitsumi, Inc.	15,187	431,066
MISUMI Group, Inc.	11,881	487,510
Mitsubishi Heavy Industries Ltd.	13,466	311,276
Miura Co. Ltd.	3,600	123,933
NGK Insulators Ltd.	10,801	182,536
Otis Worldwide Corp.	8,412	732,433
PACCAR, Inc.	6,875	606,788
Parker-Hannifin Corp.	2,557	813,433
Pentair plc	3,277	239,319
Rational AG	215	220,398
Sandvik AB	47,462	1,326,764
Schindler Holding AG	1,712	461,256
Schindler Holding AG (Registered)	846	226,912
SKF AB, Class B	16,069	381,444
SMC Corp.	2,417	1,630,314
Snap-on, Inc.	1,064	229,164
Spirax-Sarco Engineering plc	3,101	673,676
Stanley Black & Decker, Inc.	3,228	608,865
Techtronic Industries Co. Ltd.	57,515	1,144,761
Toyota Industries Corp.	6,132	489,899
VAT Group AG (m)	1,135	566,005
Volvo AB, Class A	8,418	198,055
Volvo AB, Class B	60,103	1,394,457
Wartsila OYJ Abp	19,901	280,044
Westinghouse Air Brake Technologies Corp.	3,699	340,715
Xylem, Inc.	3,571	428,234
Yaskawa Electric Corp.	10,010	490,797

		36,999,652

Marine (0.1%)
AP Moller - Maersk A/S, Class A	132	440,131
AP Moller - Maersk A/S, Class B	244	875,958

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Kuehne + Nagel International AG (Registered)	2,284	$737,939
Nippon Yusen KK	6,692	509,623
SITC International Holdings Co. Ltd.	56,000	202,525

		2,766,176

Professional Services (0.7%)
Adecco Group AG (Registered)	6,515	333,186
Benefit One, Inc.	3,300	141,576
Bureau Veritas SA	12,361	410,650
Equifax, Inc.	2,416	707,381
Experian plc	38,760	1,905,478
IHS Markit Ltd.	7,898	1,049,802
Intertek Group plc	6,785	517,050
Jacobs Engineering Group, Inc.	2,580	359,214
Leidos Holdings, Inc.	2,779	247,053
Nielsen Holdings plc	7,105	145,724
Nihon M&A Center Holdings, Inc.	12,700	311,455
Persol Holdings Co. Ltd.	7,382	214,343
Randstad NV	5,027	343,623
Recruit Holdings Co. Ltd.	56,992	3,454,301
RELX plc (London Stock Exchange)	43,993	1,430,312
RELX plc (Turquoise Stock Exchange)	37,306	1,211,327
Robert Half International, Inc.	2,204	245,790
SGS SA (Registered)	253	846,017
Teleperformance	2,469	1,101,895
Verisk Analytics, Inc.	3,192	730,106
Wolters Kluwer NV	11,246	1,326,450

		17,032,733

Road & Rail (0.5%)
Aurizon Holdings Ltd.	77,386	196,495
Central Japan Railway Co.	6,034	804,936
CSX Corp.	43,926	1,651,618
East Japan Railway Co.	12,632	776,720
Hankyu Hanshin Holdings, Inc.	9,558	271,293
JB Hunt Transport Services, Inc.	1,664	340,122
Keio Corp.	4,260	187,761
Keisei Electric Railway Co. Ltd.	5,431	146,835
Kintetsu Group Holdings Co. Ltd.*	7,142	199,613
MTR Corp. Ltd.	64,264	344,909
Nippon Express Co. Ltd. (r)	3,171	187,867
Norfolk Southern Corp.	4,819	1,434,664
Odakyu Electric Railway Co. Ltd.	12,326	228,882
Old Dominion Freight Line, Inc.	1,845	661,211
Tobu Railway Co. Ltd.	7,930	180,757
Tokyu Corp.	20,924	277,944
Union Pacific Corp.	12,732	3,207,573
West Japan Railway Co.	8,979	375,459

		11,474,659

Trading Companies & Distributors (0.6%)
Ashtead Group plc	18,811	1,512,930
Brenntag SE	6,495	588,459
Bunzl plc	14,180	553,728
Fastenal Co.	11,390	729,643
Ferguson plc	9,346	1,657,819
IMCD NV	2,395	530,890
ITOCHU Corp.	49,903	1,526,200
Marubeni Corp.	65,682	639,233
Mitsubishi Corp.	53,081	1,685,228
Mitsui & Co. Ltd.	65,580	1,552,700
MonotaRO Co. Ltd.	10,536	189,873
Reece Ltd.	12,221	240,334
Sumitomo Corp.	47,281	698,960
Toyota Tsusho Corp.	8,894	409,791
United Rentals, Inc.*	1,434	476,504
WW Grainger, Inc.	857	444,132

		13,436,424

Transportation Infrastructure (0.1%)
Aena SME SA (m)*	3,153	498,249
Aeroports de Paris*	1,248	160,982
Atlantia SpA*	20,830	413,944
Auckland International Airport Ltd.*	52,625	277,530
Getlink SE	18,498	306,633
Sydney Airport*	55,594	351,084
Transurban Group	128,214	1,289,159

		3,297,581

Total Industrials		179,572,663

Information Technology (12.8%)
Communications Equipment (0.4%)
Arista Networks, Inc.*	4,442	638,537
Cisco Systems, Inc.	83,529	5,293,233
F5, Inc.*	1,194	292,184
Juniper Networks, Inc.	6,440	229,972
Motorola Solutions, Inc.	3,345	908,836
Nokia OYJ*	226,674	1,438,473
Telefonaktiebolaget LM Ericsson, Class B	122,709	1,355,120

		10,156,355

Electronic Equipment, Instruments & Components (0.8%)
Amphenol Corp., Class A	11,843	1,035,789
Azbil Corp.	5,100	232,322
CDW Corp.	2,688	550,449
Corning, Inc.	15,211	566,305
Halma plc	15,960	691,285
Hamamatsu Photonics KK	5,874	374,817
Hexagon AB, Class B	82,825	1,316,683
Hirose Electric Co. Ltd.	1,320	221,932
Ibiden Co. Ltd.	4,400	261,636
IPG Photonics Corp.*	707	121,703
Keyence Corp.	8,180	5,139,967
Keysight Technologies, Inc.*	3,648	753,348
Kyocera Corp.	13,486	842,597
Murata Manufacturing Co. Ltd.	24,140	1,921,672
Nippon Electric Glass Co. Ltd.	1	15
Omron Corp.	7,790	776,088
Shimadzu Corp.	9,883	417,126
TDK Corp.	16,329	637,375
TE Connectivity Ltd.	6,462	1,042,579
Teledyne Technologies, Inc.*	924	403,686
Trimble, Inc.*	4,971	433,421
Venture Corp. Ltd.	11,130	151,225
Yokogawa Electric Corp.	9,537	171,953
Zebra Technologies Corp., Class A*	1,059	630,317

		18,694,290

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
IT Services (2.0%)
Accenture plc, Class A	12,510	$5,186,020
Adyen NV (m)*	833	2,192,158
Afterpay Ltd.*	9,146	552,363
Akamai Technologies, Inc.*	3,217	376,518
Amadeus IT Group SA*	18,939	1,285,961
Automatic Data Processing, Inc.	8,345	2,057,710
Bechtle AG	3,443	246,716
Broadridge Financial Solutions, Inc.	2,308	421,949
Capgemini SE	6,741	1,653,882
Cognizant Technology Solutions Corp., Class A	10,402	922,865
Computershare Ltd.	22,843	332,388
DXC Technology Co.*	4,995	160,789
Edenred	10,493	484,661
EPAM Systems, Inc.*	1,124	751,338
Fidelity National Information Services, Inc.	12,059	1,316,240
Fiserv, Inc.*	11,768	1,221,401
FleetCor Technologies, Inc.*	1,608	359,935
Fujitsu Ltd.	8,256	1,416,073
Gartner, Inc.*	1,629	544,607
Global Payments, Inc.	5,746	776,744
GMO Payment Gateway, Inc.	1,753	218,687
International Business Machines Corp.	17,760	2,373,802
Itochu Techno-Solutions Corp.	3,983	128,115
Jack Henry & Associates, Inc.	1,466	244,807
Mastercard, Inc., Class A	17,181	6,173,477
NEC Corp.	10,311	475,975
Nexi SpA (m)*	19,678	313,424
Nomura Research Institute Ltd.	14,038	602,256
NTT Data Corp.	26,434	566,689
Obic Co. Ltd.	2,919	548,121
Otsuka Corp. (x)	4,727	225,604
Paychex, Inc.	6,355	867,458
PayPal Holdings, Inc.*	23,269	4,388,068
SCSK Corp.	6,500	129,345
TIS, Inc.	9,400	279,884
VeriSign, Inc.*	1,914	485,811
Visa, Inc., Class A	33,212	7,197,373
Wix.com Ltd.*	2,355	371,595
Worldline SA (m)*	10,022	559,206

		48,410,015

Semiconductors & Semiconductor Equipment (3.2%)
Advanced Micro Devices, Inc.*	23,916	3,441,512
Advantest Corp.	8,374	793,503
Analog Devices, Inc.	10,643	1,870,720
Applied Materials, Inc.	17,882	2,813,912
ASM International NV	1,969	871,351
ASML Holding NV	17,377	13,981,151
Broadcom, Inc.	8,152	5,424,422
Disco Corp.	1,191	363,937
Enphase Energy, Inc.*	2,672	488,816
Infineon Technologies AG	54,902	2,547,742
Intel Corp.	80,546	4,148,119
KLA Corp.	3,003	1,291,620
Lam Research Corp.	2,789	2,005,709
Lasertec Corp.	3,100	951,048
Microchip Technology, Inc.	10,989	956,702
Micron Technology, Inc.	22,154	2,063,645
Monolithic Power Systems, Inc.	858	423,277
NVIDIA Corp.	49,512	14,561,974
NXP Semiconductors NV	5,267	1,199,717
Qorvo, Inc.*	2,182	341,243
QUALCOMM, Inc.	22,181	4,056,240
Renesas Electronics Corp.*	52,800	653,172
Rohm Co. Ltd.	3,583	326,124
Skyworks Solutions, Inc.	3,270	507,308
SolarEdge Technologies, Inc.*	1,040	291,793
STMicroelectronics NV	28,711	1,417,656
SUMCO Corp.	13,985	285,584
Teradyne, Inc.	3,228	527,875
Texas Instruments, Inc.	18,290	3,447,116
Tokyo Electron Ltd.	6,250	3,601,235
Xilinx, Inc.	4,909	1,040,855

		76,695,078

Software (3.8%)
Adobe, Inc.*	9,423	5,343,406
ANSYS, Inc.*	1,728	693,135
Autodesk, Inc.*	4,354	1,224,301
AVEVA Group plc	5,065	233,369
Cadence Design Systems, Inc.*	5,488	1,022,689
Ceridian HCM Holding, Inc.*	2,697	281,729
Check Point Software Technologies Ltd.*	4,466	520,557
Citrix Systems, Inc.	2,470	233,637
CyberArk Software Ltd.*	1,671	289,551
Dassault Systemes SE	27,949	1,664,501
Fortinet, Inc.*	2,688	966,067
Intuit, Inc.	5,608	3,607,178
Microsoft Corp.	148,694	50,008,766
Nemetschek SE	2,427	311,682
Nice Ltd.*	2,653	812,126
NortonLifeLock, Inc.	11,521	299,316
Oracle Corp. (London Stock Exchange)	31,942	2,785,662
Oracle Corp. (Tokyo Stock Exchange)	1,555	118,149
Paycom Software, Inc.*	953	395,676
PTC, Inc.*	2,092	253,446
Sage Group plc (The)	44,299	511,227
salesforce.com, Inc.*	19,389	4,927,327
SAP SE	43,900	6,242,521
ServiceNow, Inc.*	3,941	2,558,143
Sinch AB (m)*	21,958	279,694
Synopsys, Inc.*	3,020	1,112,870
Temenos AG (Registered)	2,823	390,517
Trend Micro, Inc. (x)	5,615	311,917
Tyler Technologies, Inc.*	812	436,815
WiseTech Global Ltd.	6,147	261,984
Xero Ltd.*	5,620	578,324

		88,676,282

Technology Hardware, Storage & Peripherals (2.6%)
Apple, Inc.	308,679	54,812,130
Brother Industries Ltd.	9,917	190,615
Canon, Inc. (x)	41,971	1,022,001
FUJIFILM Holdings Corp.	15,074	1,117,282
Hewlett Packard Enterprise Co.	25,905	408,522
HP, Inc.	22,825	859,818

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Logitech International SA (Registered)	7,277	$613,977
NetApp, Inc.	4,428	407,331
Ricoh Co. Ltd.	28,123	261,842
Seagate Technology Holdings plc	4,056	458,247
Seiko Epson Corp.	11,717	210,953
Western Digital Corp.*	6,171	402,411

		60,765,129

Total Information Technology		303,397,149

Materials (3.2%)
Chemicals (1.7%)
Air Liquide SA	19,917	3,476,608
Air Products and Chemicals, Inc.	4,384	1,333,876
Akzo Nobel NV	7,880	865,738
Albemarle Corp.	2,316	541,411
Arkema SA	2,580	363,788
Asahi Kasei Corp.	52,673	494,997
BASF SE	38,614	2,715,975
Celanese Corp.	2,156	362,337
CF Industries Holdings, Inc.	4,247	300,603
Chr Hansen Holding A/S	4,434	349,857
Clariant AG (Registered)*	9,070	189,124
Corteva, Inc.	14,435	682,487
Covestro AG (m)	8,122	501,182
Croda International plc	5,865	803,383
Dow, Inc.	14,647	830,778
DuPont de Nemours, Inc.	10,260	828,803
Eastman Chemical Co.	2,662	321,862
Ecolab, Inc.	4,937	1,158,171
EMS-Chemie Holding AG (Registered)	295	330,548
Evonik Industries AG	8,816	285,754
FMC Corp.	2,510	275,824
FUCHS PETROLUB SE (Preference) (q)	2,921	132,756
Givaudan SA (Registered)	389	2,045,751
ICL Group Ltd.	29,693	286,620
International Flavors & Fragrances, Inc.	5,040	759,276
Johnson Matthey plc	8,136	225,315
JSR Corp.	8,477	322,411
Kansai Paint Co. Ltd.	7,370	160,176
Koninklijke DSM NV	7,348	1,656,408
LANXESS AG	3,492	216,673
Linde plc	10,151	3,516,611
LyondellBasell Industries NV, Class A	5,206	480,149
Mitsubishi Chemical Holdings Corp.	53,801	398,491
Mitsubishi Gas Chemical Co., Inc.	6,587	111,549
Mitsui Chemicals, Inc.	7,650	205,499
Mosaic Co. (The)	7,335	288,192
Nippon Paint Holdings Co. Ltd. (x)	29,825	325,137
Nippon Sanso Holdings Corp.	6,357	138,878
Nissan Chemical Corp.	5,056	293,611
Nitto Denko Corp.	5,924	457,832
Novozymes A/S, Class B	8,636	710,230
Orica Ltd.	17,132	170,638
PPG Industries, Inc.	4,701	810,640
Sherwin-Williams Co. (The)	4,777	1,682,268
Shin-Etsu Chemical Co. Ltd.	14,806	2,563,988
Sika AG (Registered)	5,961	2,487,239
Solvay SA	3,115	362,445
Sumitomo Chemical Co. Ltd.	62,579	294,861
Symrise AG	5,408	802,258
Toray Industries, Inc.	58,206	344,996
Tosoh Corp.	10,922	161,983
Umicore SA	8,287	337,292
Yara International ASA	6,960	351,693

		40,114,972

Construction Materials (0.2%)
CRH plc	32,750	1,734,539
HeidelbergCement AG	6,256	423,928
Holcim Ltd.*	22,010	1,123,447
James Hardie Industries plc (CHDI)	18,713	752,890
Martin Marietta Materials, Inc.	1,236	544,483
Vulcan Materials Co.	2,628	545,520

		5,124,807

Containers & Packaging (0.1%)
Amcor plc	30,364	364,671
Avery Dennison Corp.	1,640	355,175
Ball Corp.	6,414	617,476
International Paper Co.	7,669	360,289
Packaging Corp. of America	1,881	256,098
Sealed Air Corp.	2,934	197,957
Smurfit Kappa Group plc	10,345	570,516
Westrock Co.	5,288	234,576

		2,956,758

Metals & Mining (1.1%)
Anglo American plc	54,328	2,217,836
Antofagasta plc	16,578	300,348
ArcelorMittal SA	28,223	904,352
BHP Group Ltd. (x)	124,033	3,744,969
BHP Group plc	88,794	2,643,516
BlueScope Steel Ltd.	21,180	322,059
Boliden AB	11,498	445,353
Evolution Mining Ltd.	77,050	227,594
Evraz plc	21,463	174,772
Fortescue Metals Group Ltd.	71,194	995,024
Freeport-McMoRan, Inc.	29,082	1,213,592
Glencore plc*	419,818	2,130,633
Hitachi Metals Ltd.*	8,977	166,304
JFE Holdings, Inc.	20,588	262,563
Newcrest Mining Ltd.	34,360	611,966
Newmont Corp.	15,793	979,482
Nippon Steel Corp.	35,881	585,955
Norsk Hydro ASA	56,539	446,326
Northern Star Resources Ltd.	46,499	318,344
Nucor Corp.	5,660	646,089
Rio Tinto Ltd.	15,606	1,136,663
Rio Tinto plc	47,216	3,126,439
South32 Ltd.	196,524	573,354
Sumitomo Metal Mining Co. Ltd.	10,313	389,999
voestalpine AG	4,879	177,752

		24,741,284

Paper & Forest Products (0.1%)
Mondi plc	20,413	504,524
Oji Holdings Corp.	34,084	165,042

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Stora Enso OYJ, Class R	24,457	$449,407
Svenska Cellulosa AB SCA, Class B	25,471	453,118
UPM-Kymmene OYJ	22,439	854,796

		2,426,887

Total Materials		75,364,708

Real Estate (1.8%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
Alexandria Real Estate Equities, Inc. (REIT)	2,793	622,727
American Tower Corp. (REIT)	9,019	2,638,058
Ascendas REIT (REIT)	140,115	306,723
AvalonBay Communities, Inc. (REIT)	2,767	698,917
Boston Properties, Inc. (REIT)	2,815	324,232
British Land Co. plc (The) (REIT)	37,013	266,025
CapitaLand Integrated Commercial Trust (REIT)	204,076	308,931
Covivio (REIT)	2,186	179,689
Crown Castle International Corp. (REIT)	8,559	1,786,606
Daiwa House REIT Investment Corp. (REIT)	175	530,188
Dexus (REIT)	45,218	365,830
Digital Realty Trust, Inc. (REIT)	5,620	994,009
Duke Realty Corp. (REIT)	7,542	495,057
Equinix, Inc. (REIT)	1,784	1,508,979
Equity Residential (REIT)	6,758	611,599
Essex Property Trust, Inc. (REIT)	1,289	454,024
Extra Space Storage, Inc. (REIT)	2,651	601,061
Federal Realty Investment Trust (REIT)	1,386	188,940
Gecina SA (REIT)	1,930	270,049
GLP J-REIT (REIT)	200	345,823
Goodman Group (REIT)	69,901	1,347,697
GPT Group (The) (REIT)	80,533	317,567
Healthpeak Properties, Inc. (REIT)	10,676	385,297
Host Hotels & Resorts, Inc. (REIT)*	14,141	245,912
Iron Mountain, Inc. (REIT)	5,734	300,060
Japan Metropolitan Fund Invest (REIT)	312	268,793
Japan Real Estate Investment Corp. (REIT)	53	300,869
Kimco Realty Corp. (REIT)	12,208	300,927
Klepierre SA (REIT)*	8,544	202,815
Land Securities Group plc (REIT)	29,614	311,212
Link REIT (REIT)	87,718	772,273
Mapletree Commercial Trust (REIT) (r)	90,555	134,394
Mapletree Logistics Trust (REIT)	130,662	184,222
Mid-America Apartment Communities, Inc. (REIT)	2,280	523,123
Mirvac Group (REIT)	165,755	350,932
Nippon Building Fund, Inc. (REIT) (x)	155	902,808
Nippon Prologis REIT, Inc. (REIT)	81	286,595
Nomura Real Estate Master Fund, Inc. (REIT)	165	232,087
Orix JREIT, Inc. (REIT)	106	165,685
Prologis, Inc. (REIT)	14,642	2,465,127
Public Storage (REIT)	3,021	1,131,546
Realty Income Corp. (REIT)	11,204	802,094
Regency Centers Corp. (REIT)	3,051	229,893
SBA Communications Corp. (REIT)	2,154	837,949
Scentre Group (REIT)	218,211	501,680
Segro plc (REIT)	50,460	981,131
Simon Property Group, Inc. (REIT)	6,508	1,039,783
Stockland (REIT)	100,360	309,592
UDR, Inc. (REIT)	5,755	345,242
Unibail-Rodamco-Westfield (REIT)*	5,244	367,890
Ventas, Inc. (REIT)	7,905	404,104
Vicinity Centres (REIT)	162,677	200,021
Vornado Realty Trust (REIT)	3,148	131,775
Welltower, Inc. (REIT)	8,620	739,337
Weyerhaeuser Co. (REIT)	14,834	610,864

		32,128,763

Real Estate Management & Development (0.5%)
Aroundtown SA	42,002	254,399
Azrieli Group Ltd.	1,784	170,427
Capitaland Investment Ltd.*	110,909	280,647
CBRE Group, Inc., Class A*	6,628	719,204
City Developments Ltd.	16,394	82,846
CK Asset Holdings Ltd.	83,599	526,946
Daito Trust Construction Co. Ltd.	2,706	309,815
Daiwa House Industry Co. Ltd.	23,711	681,874
ESR Cayman Ltd. (m)*	83,000	280,479
Fastighets AB Balder, Class B*	4,421	318,896
Hang Lung Properties Ltd.	84,886	174,615
Henderson Land Development Co. Ltd.	60,761	258,705
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	44,219	222,864
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	3,994	20,769
Hulic Co. Ltd.	15,869	150,647
LEG Immobilien SE	3,062	427,743
Lendlease Corp. Ltd.	28,949	225,151
Mitsubishi Estate Co. Ltd.	49,641	688,104
Mitsui Fudosan Co. Ltd.	38,500	762,603
New World Development Co. Ltd.	64,055	253,425
Nomura Real Estate Holdings, Inc.	4,962	114,183
Sagax AB, Class B	6,770	228,509
Sino Land Co. Ltd.	139,110	173,229
Sumitomo Realty & Development Co. Ltd.	12,983	381,826
Sun Hung Kai Properties Ltd.	54,481	660,964
Swire Pacific Ltd., Class A	20,142	114,561
Swire Properties Ltd.	48,335	121,124
Swiss Prime Site AG (Registered)	3,193	314,149
UOL Group Ltd.	18,763	98,716
Vonovia SE	31,030	1,713,391
Wharf Real Estate Investment Co. Ltd.	69,287	351,875

		11,082,686

Total Real Estate		43,211,449

Utilities (1.9%)
Electric Utilities (1.1%)
Alliant Energy Corp.	4,958	304,768
American Electric Power Co., Inc.	9,974	887,387
AusNet Services Ltd.	80,508	150,534

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Chubu Electric Power Co., Inc.	27,067	$285,188
CK Infrastructure Holdings Ltd.	27,810	177,077
CLP Holdings Ltd.	68,439	691,188
Duke Energy Corp.	15,234	1,598,047
Edison International	7,524	513,513
EDP - Energias de Portugal SA	116,706	642,027
Electricite de France SA	19,914	234,203
Elia Group SA/NV	1,298	170,978
Endesa SA	13,353	307,088
Enel SpA	341,938	2,742,983
Entergy Corp.	3,980	448,347
Evergy, Inc.	4,541	311,558
Eversource Energy	6,809	619,483
Exelon Corp.	19,375	1,119,100
FirstEnergy Corp.	10,782	448,423
Fortum OYJ	18,672	573,755
HK Electric Investments & HK Electric Investments Ltd. (m)	111,248	109,143
Iberdrola SA	240,876	2,854,811
Kansai Electric Power Co., Inc. (The)	29,584	276,217
Mercury NZ Ltd.	28,636	120,030
NextEra Energy, Inc.	38,859	3,627,876
NRG Energy, Inc.	4,848	208,852
Origin Energy Ltd.	74,044	282,282
Orsted A/S (m)	7,953	1,016,885
Pinnacle West Capital Corp.	2,234	157,698
Power Assets Holdings Ltd.	58,126	362,283
PPL Corp.	14,867	446,902
Red Electrica Corp. SA	18,198	394,168
Southern Co. (The)	20,989	1,439,426
SSE plc	43,859	978,935
Terna - Rete Elettrica Nazionale	59,152	479,089
Tokyo Electric Power Co. Holdings, Inc.*	64,165	165,670
Verbund AG	2,862	322,254
Xcel Energy, Inc.	10,668	722,224

		26,190,392

Gas Utilities (0.1%)
APA Group	49,604	363,059
Atmos Energy Corp.	2,622	274,707
Enagas SA (x)	10,463	243,007
Hong Kong & China Gas Co. Ltd.	470,666	732,780
Naturgy Energy Group SA	8,152	265,717
Osaka Gas Co. Ltd.	15,672	258,997
Snam SpA	84,777	511,549
Tokyo Gas Co. Ltd.	15,715	281,703

		2,931,519

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	13,204	320,857
EDP Renovaveis SA	12,115	302,065
Meridian Energy Ltd.	53,857	178,900
Uniper SE	3,846	183,029

		984,851

Multi-Utilities (0.6%)
Ameren Corp.	5,101	454,040
CenterPoint Energy, Inc.	12,454	347,591
CMS Energy Corp.	5,737	373,192
Consolidated Edison, Inc.	7,005	597,667
Dominion Energy, Inc.	16,040	1,260,102
DTE Energy Co.	3,836	458,555
E.ON SE	94,388	1,310,161
Engie SA	76,787	1,137,710
National Grid plc	152,059	2,181,275
NiSource, Inc.	7,777	214,723
Public Service Enterprise Group, Inc.	10,014	668,234
RWE AG	27,007	1,098,300
Sempra Energy	6,324	836,539
Suez SA	14,783	333,411
Veolia Environnement SA	27,557	1,012,114
WEC Energy Group, Inc.	6,247	606,396

		12,890,010

Water Utilities (0.1%)
American Water Works Co., Inc.	3,595	678,952
Severn Trent plc	10,519	419,594
United Utilities Group plc	28,667	422,556

		1,521,102

Total Utilities		44,517,874

Total Common Stocks (64.5%) (Cost $845,786,633)		1,526,537,570

EXCHANGE TRADED FUND (ETF):
Equity (4.1%)
SPDR S&P MidCap 400 ETF Trust (x)	186,260	96,423,077

Total Exchange Traded Fund (4.1%) (Cost $94,187,212)		96,423,077

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Government Agency Securities (2.0%)
FHLB
2.500%, 2/13/24	$2,060,000	2,133,620
3.250%, 11/16/28	5,435,000	6,067,416
FHLMC
2.375%, 1/13/22	3,893,000	3,895,467
2.750%, 6/19/23	10,577,000	10,908,236
FNMA
2.875%, 9/12/23	14,530,000	15,066,715
1.875%, 9/24/26	9,601,000	9,866,840

Total U.S. Government Agency Securities		47,938,294

U.S. Treasury Obligations (29.3%)
U.S. Treasury Bonds
6.000%, 2/15/26	7,968,000	9,519,535
6.125%, 11/15/27	9,755,200	12,392,544
5.250%, 11/15/28	6,137,900	7,679,777
U.S. Treasury Notes
0.125%, 4/30/23	43,203,600	42,967,510
1.750%, 5/15/23	9,738,500	9,898,609
2.500%, 8/15/23	12,062,500	12,423,761
1.375%, 8/31/23	8,789,000	8,892,955

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
2.750%, 11/15/23#	$20,942,300	$21,732,968
2.125%, 11/30/23	14,776,800	15,171,618
2.250%, 12/31/23	61,694,200	63,538,844
2.500%, 1/31/24	10,733,200	11,116,900
2.750%, 2/15/24	23,729,900	24,717,142
2.125%, 3/31/24	9,485,500	9,762,581
2.250%, 11/15/24	6,941,800	7,197,775
1.500%, 11/30/24	10,472,100	10,638,668
2.000%, 2/15/25	6,977,400	7,187,817
0.500%, 3/31/25	5,896,700	5,800,360
2.125%, 5/15/25	10,442,700	10,814,299
0.250%, 6/30/25#	24,547,400	23,856,840
2.000%, 8/15/25#	26,449,400	27,285,333
0.250%, 8/31/25	14,730,000	14,273,749
0.250%, 9/30/25	7,850,100	7,604,160
2.250%, 11/15/25	3,196,500	3,330,550
0.375%, 12/31/25	9,072,800	8,797,467
0.375%, 1/31/26	19,963,400	19,326,294
1.625%, 2/15/26	11,832,100	12,039,952
0.500%, 2/28/26	6,212,400	6,038,263
0.750%, 4/30/26	3,043,000	2,983,878
0.750%, 5/31/26	22,480,400	22,030,511
1.500%, 8/15/26	20,374,200	20,616,097
0.750%, 8/31/26	6,227,400	6,091,177
0.875%, 9/30/26	6,253,700	6,146,689
2.000%, 11/15/26	40,411,400	41,832,499
2.250%, 2/15/27	10,911,900	11,438,258
2.375%, 5/15/27	12,105,300	12,783,006
2.250%, 8/15/27	11,098,700	11,648,520
2.250%, 11/15/27	12,811,800	13,458,827
2.750%, 2/15/28	6,942,100	7,506,252
2.875%, 5/15/28	8,176,200	8,913,279
2.875%, 8/15/28	1,291,600	1,411,368
3.125%, 11/15/28	8,657,200	9,628,772
2.625%, 2/15/29	6,493,500	7,025,553
2.375%, 5/15/29	6,559,400	6,996,894
1.625%, 8/15/29	4,888,800	4,962,625
1.500%, 2/15/30	4,449,300	4,473,284
0.625%, 5/15/30	12,141,700	11,366,805
0.625%, 8/15/30	13,799,900	12,872,719
0.875%, 11/15/30	15,324,900	14,559,715
1.125%, 2/15/31	17,094,400	16,574,275
1.625%, 5/15/31	12,008,200	12,162,993
1.250%, 8/15/31	11,031,000	10,788,835

Total U.S. Treasury Obligations		692,279,102

Total Long-Term Debt Securities (31.3%) (Cost $734,045,198)		740,217,396

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $100,001, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $102,018. (xx)	$100,000	100,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $3,588,566, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $3,660,332. (xx)	3,588,560	3,588,560
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $1,000,039, collateralized by various Common Stocks; total market value $1,111,322. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $400,021, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $444,484. (xx)	400,000	400,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $600,007, collateralized by various Common Stocks; total market value $663,219. (xx)	600,000	600,000

Total Repurchase Agreements		5,688,560

Total Short-Term Investments (0.3%) (Cost $6,688,560)		6,688,560

Total Investments in Securities (100.2%) (Cost $1,680,707,603)		2,369,866,603
Other Assets Less Liabilities (-0.2%)		(4,202,083)

Net Assets (100%)		$2,365,664,520

*	Non-income producing.
@	Shares are less than 0.5.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $43,603,814.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $13,971,088 or 0.6% of net assets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $12,075,111. This was collateralized by $6,061,910 of various U.S. Government Treasury Securities, ranging from 0.000% – 6.250%, maturing 1/6/22 – 5/15/51 and by cash of $6,688,560 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System (CHESS)
Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
EUR	— European Currency Unit
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	2.4%
Austria	0.1
Belgium	0.2
Brazil	0.0	#
Chile	0.0	#
China	0.3
Denmark	0.8
Finland	0.4
France	3.3
Germany	2.7
Hong Kong	0.7
Ireland	0.2
Israel	0.2
Italy	0.6
Japan	6.9
Jordan	0.0	#
Luxembourg	0.1
Macau	0.0	#
Netherlands	1.7
New Zealand	0.1
Norway	0.2
Poland	0.0	#
Portugal	0.0	#
Russia	0.0	#
Saudi Arabia	0.0	#
Singapore	0.4
South Africa	0.1
Spain	0.7
Sweden	1.2
Switzerland	3.2
Taiwan	0.1
United Arab Emirates	0.0	#
United Kingdom	3.9
United States	69.7
Cash and Other	(0.2)

	100.0%

#	Percent shown is less than 0.05%.

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	22	3/2022	USD	2,553,980	50,052
Russell 2000 E-Mini Index	865	3/2022	USD	97,001,100	1,480,919
S&P 500 E-Mini Index	441	3/2022	USD	104,924,925	1,286,472
U.S. Treasury 2 Year Note	172	3/2022	USD	37,525,563	(26,478)
U.S. Treasury 5 Year Note	53	3/2022	USD	6,411,758	(18,480)
U.S. Treasury 10 Year Note	293	3/2022	USD	38,227,344	314,904

					3,087,389

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
EURO STOXX 50 Index	(2,925)	3/2022	EUR	(142,778,574)	(3,194,921)
FTSE 100 Index	(400)	3/2022	GBP	(39,653,601)	(863,604)
SPI 200 Index	(317)	3/2022	AUD	(42,361,581)	(100,642)
TOPIX Index	(353)	3/2022	JPY	(61,129,792)	(188,341)

					(4,347,508)

					(1,260,119)

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CHF	28,122,000	USD	30,610,012	Morgan Stanley	1/13/2022	259,720
GBP	24,785,170	USD	32,773,814	Morgan Stanley	1/14/2022	773,402
USD	54,661,051	GBP	40,309,826	BNP Paribas	1/14/2022	100,908
SEK	8,459,277	USD	929,760	Citibank NA	1/20/2022	6,515
SEK	1,471,179	USD	162,100	Goldman Sachs Bank USA	1/20/2022	730
SEK	249,069,327	USD	27,506,002	Morgan Stanley	1/20/2022	61,068
USD	3,780,711	NOK	31,600,000	Morgan Stanley	1/20/2022	193,539
USD	1,782,581	NZD	2,571,328	Morgan Stanley	1/20/2022	21,830
USD	17,456,571	SEK	152,347,859	HSBC Bank plc	1/20/2022	594,663
USD	14,795,992	SEK	127,757,024	Morgan Stanley	1/20/2022	655,805
USD	15,331,071	AUD	20,981,922	BNP Paribas	2/8/2022	64,082
USD	32,844,044	AUD	44,424,546	Morgan Stanley	2/8/2022	519,597
USD	103,562,860	JPY	11,813,771,589	Morgan Stanley	2/9/2022	831,921
EUR	19,995,628	USD	22,644,506	Morgan Stanley	2/10/2022	137,639
USD	90,273,135	EUR	78,048,007	Citibank NA	2/10/2022	1,348,643
USD	21,013,488	EUR	18,279,524	Goldman Sachs Bank USA	2/10/2022	186,596

Total unrealized appreciation						5,756,658

USD	60,487,023	CHF	55,514,929	HSBC Bank plc	1/13/2022	(452,134)
USD	13,893,121	CHF	12,775,401	Morgan Stanley	1/13/2022	(130,533)
USD	5,770,182	GBP	4,351,850	Goldman Sachs Bank USA	1/14/2022	(120,133)
USD	16,864,404	GBP	12,584,264	HSBC Bank plc	1/14/2022	(168,645)
USD	28,237,592	GBP	21,038,113	Morgan Stanley	1/14/2022	(237,909)
NOK	335,418,773	USD	39,219,578	HSBC Bank plc	1/20/2022	(1,143,475)
NOK	127,196,589	USD	14,652,876	Morgan Stanley	1/20/2022	(213,761)
SEK	4,578,551	USD	524,956	HSBC Bank plc	1/20/2022	(18,200)
SEK	58,539,231	USD	6,732,663	JPMorgan Chase Bank	1/20/2022	(253,523)
SEK	383,482,110	USD	43,250,318	Morgan Stanley	1/20/2022	(806,401)
USD	4,179,769	NOK	37,996,738	Citibank NA	1/20/2022	(133,549)
USD	12,428,815	NOK	111,856,419	Goldman Sachs Bank USA	1/20/2022	(268,913)
USD	30,129,196	NOK	270,091,030	Morgan Stanley	1/20/2022	(531,026)
JPY	1,783,544,347	USD	15,819,920	Morgan Stanley	2/9/2022	(310,463)
USD	25,837,273	EUR	22,704,717	Morgan Stanley	2/10/2022	(31,490)

Total unrealized depreciation						(4,820,155)

Net unrealized appreciation						936,503

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Communication Services	$82,480,444	$31,393,425	$—		$113,873,869
Consumer Discretionary	100,490,230	90,805,235	—		191,295,465
Consumer Staples	47,451,989	74,661,499	—		122,113,488
Energy	21,386,192	24,476,617	—		45,862,809
Financials	85,517,281	122,932,062	—	(b)	208,449,343
Health Care	106,704,611	92,174,142	—	(b)	198,878,753
Industrials	62,908,947	116,475,849	187,867		179,572,663
Information Technology	234,310,171	69,086,978	—		303,397,149
Materials	20,488,696	54,876,012	—		75,364,708
Real Estate	22,359,310	20,717,745	134,394		43,211,449
Utilities	19,945,159	24,572,715	—		44,517,874
Exchange Traded Fund	96,423,077	—	—		96,423,077
Forward Currency Contracts	—	5,756,658	—		5,756,658
Futures	3,132,347	—	—		3,132,347
Short-Term Investments
Investment Company	1,000,000	—	—		1,000,000
Repurchase Agreements	—	5,688,560	—		5,688,560
U.S. Government Agency Securities	—	47,938,294	—		47,938,294
U.S. Treasury Obligations	—	692,279,102	—		692,279,102

Total Assets	$904,598,454	$1,473,834,893	$322,261		$2,378,755,608

Liabilities:
Forward Currency Contracts	$—	$(4,820,155)	$—		$(4,820,155)
Futures	(4,392,466)	—	—		(4,392,466)

Total Liabilities	$(4,392,466)	$(4,820,155)	$—		$(9,212,621)

Total	$900,205,988	$1,469,014,738	$322,261		$2,369,542,987

(a)	Securities with a market value of $322,261 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$314,904	*
Foreign exchange contracts	Receivables	5,756,658
Equity contracts	Receivables, Net assets – Unrealized appreciation	2,817,443	*

Total		$8,889,005

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Statement of Assets and Liabilities
Derivatives Contracts^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(44,958	)*
Foreign exchange contracts	Payables	(4,820,155)
Equity contracts	Payables, Net assets – Unrealized depreciation	(4,347,508	)*

Total		$(9,212,621)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(3,999,591)	$—	$(3,999,591)
Foreign exchange contracts	—	14,307,795	14,307,795
Equity contracts	30,563,801	—	30,563,801

Total	$26,564,210	$14,307,795	$40,872,005

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(96,959)	$—	$(96,959)
Foreign exchange contracts	—	3,475,824	3,475,824
Equity contracts	(10,321,033)	—	(10,321,033)

Total	$(10,417,992)	$3,475,824	$(6,942,168)

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $637,754,000 and futures contracts with an average notional balance of approximately $747,364,000 respectively, during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$164,990	$—	$—	$164,990
Citibank NA	1,355,158	(133,549)	—	1,221,609
Goldman Sachs Bank USA	187,326	(187,326)	—	—
HSBC Bank plc	594,663	(594,663)	—	—
Morgan Stanley	3,454,521	(2,261,583)	—	1,192,938

Total	$5,756,658	$(3,177,121)	$—	$2,579,537

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$133,549	$(133,549)	$—	$—
Goldman Sachs Bank USA	389,046	(187,326)	—	201,720
HSBC Bank plc	1,782,454	(594,663)	—	1,187,791
JPMorgan Chase Bank	253,523	—	—	253,523
Morgan Stanley	2,261,583	(2,261,583)	—	—

Total	$4,820,155	$(3,177,121)	$—	$1,643,034

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$176,771,836
Long-term U.S. government debt securities	461,610,560

$638,382,396

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$133,729,680
Long-term U.S. government debt securities	255,716,499

$389,446,179

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$778,707,909
Aggregate gross unrealized depreciation	(98,564,861)

Net unrealized appreciation	$680,143,048

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,689,399,939

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,675,019,043)	$2,364,178,043
Repurchase Agreements (Cost $5,688,560)	5,688,560
Cash	1,579,522
Foreign cash (Cost $1,325,376)	1,329,799
Unrealized appreciation on forward foreign currency contracts	5,756,658
Dividends, interest and other receivables	5,559,627
Receivable for securities sold	5,373,811
Due from broker for futures variation margin	170,393
Receivable for Portfolio shares sold	112,766
Securities lending income receivable	3,602
Other assets	8,955

Total assets	2,389,761,736

LIABILITIES
Payable for securities purchased	9,647,541
Payable for return of collateral on securities loaned	6,688,560
Unrealized depreciation on forward foreign currency contracts	4,820,155
Investment management fees payable	1,408,730
Payable for Portfolio shares redeemed	699,416
Distribution fees payable – Class IB	498,158
Administrative fees payable	234,762
Accrued expenses	99,894

Total liabilities	24,097,216

NET ASSETS	$2,365,664,520

Net assets were comprised of:
Paid in capital	$1,948,312,112
Total distributable earnings (loss)	417,352,408

Net assets	$2,365,664,520

Class IB
Net asset value, offering and redemption price per share, $2,365,664,520 / 176,418,306 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.41

(x)	Includes value of securities on loan of $12,075,111.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $1,736,144 foreign withholding tax)	$29,101,995
Interest	9,399,823
Income from non-cash dividends	2,640,954
Securities lending (net)	108,826

Total income	41,251,598

EXPENSES
Investment management fees	16,928,761
Distribution fees – Class IB	5,992,116
Administrative fees	2,835,788
Professional fees	155,873
Custodian fees	149,900
Printing and mailing expenses	100,784
Trustees’ fees	67,860
Miscellaneous	63,438

Total expenses	26,294,520

NET INVESTMENT INCOME (LOSS)	14,957,078

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	56,057,143
Futures contracts	26,564,210
Forward foreign currency contracts	14,307,795
Foreign currency transactions	(1,618,543)

Net realized gain (loss)	95,310,605

Change in unrealized appreciation (depreciation) on:
Investments in securities	167,816,205
Futures contracts	(10,417,992)
Forward foreign currency contracts	3,475,824
Foreign currency translations	(133,391)

Net change in unrealized appreciation (depreciation)	160,740,646

NET REALIZED AND UNREALIZED GAIN (LOSS)	256,051,251

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$271,008,329

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,957,078	$17,127,717
Net realized gain (loss)	95,310,605	91,446,143
Net change in unrealized appreciation (depreciation)	160,740,646	(63,475,169)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	271,008,329	45,098,691

Distributions to shareholders:
Class IB	(97,923,350)	(245,695,874)

Tax return of capital:
Class IB	(2,593,147)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,346,647 and 27,015,149 shares, respectively ]	71,322,639	338,908,446
Capital shares issued in reinvestment of dividends and distributions [ 7,557,650 and 19,919,642 shares, respectively ]	100,516,497	245,695,874
Capital shares repurchased [ (24,894,557) and (57,945,838) shares, respectively ]	(332,031,311)	(697,156,962)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(160,192,175)	(112,552,642)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,299,657	(313,149,825)
NET ASSETS:
Beginning of year	2,355,364,863	2,668,514,688

End of year	$2,365,664,520	$2,355,364,863

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$12.50		$13.38		$12.01		$13.04		$11.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	(aa)	0.10		0.16		0.13		0.11
Net realized and unrealized gain (loss)	1.42		0.45		1.73		(0.89)		1.41

Total from investment operations	1.50		0.55		1.89		(0.76)		1.52

Less distributions:
Dividends from net investment income	(0.19)		(0.10)		(0.15)		(0.15)		(0.15)
Distributions from net realized gains	(0.39)		(1.33)		(0.37)		(0.12)		(0.19)
Return of capital	(0.01)		—		—		—		—

Total dividends and distributions	(0.59)		(1.43)		(0.52)		(0.27)		(0.34)

Net asset value, end of year	$13.41		$12.50		$13.38		$12.01		$13.04

Total return	12.04%		4.43%		15.80%		(5.84)%		12.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,365,665		$2,355,365		$2,668,515		$2,367,497		$2,794,165
Ratio of expenses to average net assets: (f)	1.10	%(j)	1.11	%(k)	1.11	%(j)	1.11	%(m)	1.11	%(k)
Ratio of net investment income (loss) to average net assets: (f)	0.62	%(bb)	0.76%		1.24%		1.00%		0.84%
Portfolio turnover rate^	19%		11%		9%		12%		9%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the expense ratio would be 1.11% for Class IB.
(k)	Including direct and indirect expenses, the expense ratio would be 1.12% for Class IB.
(m)	Including direct and indirect expenses, the expense ratio would be 1.13% for Class IB.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amount would be $0.07.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratio for class IB would have been 0.11% lower.

See Notes to Financial Statements.

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(0.42)%	0.89%	0.35%
Portfolio – Class K Shares*	(0.09)	1.15	0.59
ICE BofAML 1-year U.S. Treasury Note Index	(0.07)	1.42	0.96

* Date of inception 5/21/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.42)% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the ICE BofAML 1-year U.S. Treasury Note Index, which returned (0.07)% over the same period.

Asset Class Overview

Fixed-income government bond market yields were higher as numerous central banks became more hawkish, prompting short-term yields to rise more than longer-term yields and causing all major treasury market returns to fall on inflation concerns. Treasury losses were the greatest in the UK, Australia and the eurozone. Inflation bonds significantly outperformed nominal government bonds.

Low interest rates set the stage for the continued outperformance of most risk assets, led by the large positive performance of high-yield corporate bonds — particularly in the U.S., eurozone and emerging markets. Emerging-market investment-grade corporate bonds rose, while developed-market bonds fell on rising yields and outperformed developed-market treasuries with a smaller loss. Securitized assets fell but outperformed U.S. Treasuries. Emerging-market sovereign and local-currency bonds trailed as the U.S. dollar gained against most developed- and emerging-market currencies. Commodity prices were strong, with Brent crude oil and copper climbing from pandemic-related lows.

Portfolio Highlights

What helped performance during the year:

•

Off-benchmark exposure to inflation-linked securities, commercial mortgage-backed securities, asset-backed securities, investment-grade corporates and agency risk share securities contributed to performance for the period.

•	Underweight exposure to one-year and U.S. interest rates and underweight in the four- to five-year part of the U.S. yield curve also benefited performance.

What hurt performance during the year:

•	Off-benchmark exposure to collateralized mortgage obligations detracted from Portfolio performance.

•	Overweight exposure in the one- to four-year and seven- to 10-year maturities on the U.S. yield curve also detracted.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

At period end the Portfolio’s duration was slightly longer than that of its benchmark. While we no longer anticipate inflation to be as transitory in nature as it appeared to be going into the third quarter, we do not feel that it is a fundamental shift, attributing much of the price increases seen over the fourth quarter of 2021 to tight labor-market conditions and supply-chain disruptions at both the domestic and global level. In order to retain as much optionality as possible in an uncertain interest rate environment, we increased our allocation to inflation-linked securities over the period.

With demand robust and supply constrained, prices have risen. Inflation has reached levels not seen in decades, and there is little reason to expect near-term relief. Supply chains remain snarled, labor remains in short supply and COVID-19 continues to impose restrictions on business activity in some parts of the world. It is going to take time for the global economy to fully reboot, and the Omicron variant looks likely to extend the horizon to normalcy even further. In the meantime, price pressures are likely to persist.

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

That leaves policymakers in an awkward position. Because central bankers around the world were forced to respond aggressively to the initial demand shock, global monetary policy is extremely accommodative. With prices surging, very low policy rates and economic growth robust in many developed market countries, the persistence of quantitative easing is no longer appropriate. But can central banks tighten conditions without pushing the economy into sluggish growth? How quickly and by how much can they raise rates without triggering disorderly moves in financial markets? Those are the questions that will dominate 2022, and we expect to get preliminary answers in the first quarter as the biggest central banks in the world start to tighten policy.

Emerging market central banks have already begun that process, and we think there is more to come. While China is slightly off-cycle with the rest of the world — and policy there is unlikely to tighten meaningfully in 2022 — we do not expect Chinese growth to accelerate in a way that will ease the pain for emerging market countries already facing tighter monetary conditions.

Our outlook for the year, as a whole, reflects our belief that tighter monetary policy will have an impact on the global economy, particularly with fiscal support waning. We expect growth to slow significantly from the heady levels of 2021, driven largely by tighter monetary policy and the fading of fiscal support. While our forecast for global growth remains above the long-term trend in 2022, we expect that growth to be front-loaded. By the second half of the year, we expect most major economies to have decelerated to their long-term potential, and we think the risk is that 2023 will see growth even slower than that.

The good news is that the decline in growth will be accompanied by decreasing price pressures. We expect inflation to stay elevated in the early part of the year, but as the year progresses and demand moderates, healing should take hold in the global supply chain, allowing price pressures to ease as the year moves along. Gradually diminishing demand should allow for an eventual return to equilibrium. We expect that equilibrium will still see inflation above the levels to which we have become accustomed, but not so much so as to cause undue alarm or to require an aggressive monetary policy response in developed markets. There is a thinner cushion of comfort in emerging markets, where inflation expectations are not as well anchored, which could require emerging market central banks to move into restrictive territory.

We anticipate that rate hikes, like growth, will be front-loaded and that by the end of the year the pace of tightening will slow. With both growth and inflation slowing as the year progresses, we once again see only limited scope for longer-dated yields to rise. The inflation shock that 2021 provided did not push rates sharply higher, leaving us to believe that it would take either a true de-anchoring of inflation expectations or a comprehensive end to the pandemic to do so. With central banks having pivoted toward tighter policy, the former seems unlikely. The latter is something we hope for but do not expect. As a result, we anticipate yield curves to flatten as central banks raise rates.

Foreign exchange markets seem unlikely to be on the cusp of a secular trend one direction or another, given that most major economies are at similar points in their economic cycles. Currencies will likely gyrate as markets try to time rate hikes across central banks, and a choppy risk environment will make currency moves that are much harder to predict. Many emerging market currencies are beginning to look appealing to us from a valuation perspective. How central banks respond will depend on their tolerance for higher inflation and the extent to which inflation expectations are well anchored. That is likely to mean greater dispersion — since some smaller central banks have already tightened.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	1.64
Weighted Average Coupon (%)	1.02
Weighted Average Effective Duration (Years)*	1.11
Weighted Average Rating**	AA+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	40.9%
U.S. Government Agency Securities	39.6
Asset-Backed Securities	6.9
Collateralized Mortgage Obligations	4.2
Commercial Mortgage-Backed Securities	3.4
Financials	1.6
Consumer Staples	0.5
Mortgage-Backed Securities	0.5
Real Estate	0.5
Consumer Discretionary	0.4
Industrials	0.4
Municipal Bonds	0.3
Information Technology	0.3
Energy	0.3
Communication Services	0.0 #
Cash and Other	0.2

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$ 995.80	$3.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.25	4.00
Class K
Actual	1,000.00	997.10	2.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.50	2.74

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.78% and 0.54%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (6.9%)
Affirm Asset Securitization Trust,
Series 2020-A A 2.100%, 2/18/25§	$1,749,000	$1,754,702
Series 2021-A A 0.880%, 8/15/25§	1,000,000	1,000,121
Series 2021-Z1 A 1.070%, 8/15/25§	1,207,639	1,205,263
AGL CLO 12 Ltd.,
Series 2021-12A A1 1.290%, 7/20/34 (l)§	3,900,765	3,898,545
Avant Loans Funding Trust,
Series 2021-REV1 A 1.210%, 7/15/30§	4,500,000	4,468,720
Brex Commercial Charge Card Master Trust,
Series 2021-1 A 2.090%, 7/15/24§	3,246,000	3,265,273
Carmax Auto Owner Trust,
Series 2021-1 C 0.940%, 12/15/26	1,177,000	1,150,173
Carvana Auto Receivables Trust,
Series 2021-N1 C 1.300%, 1/10/28	3,616,000	3,608,194
Series 2021-N2 B 0.750%, 3/10/28	732,000	728,229
Series 2021-N3 C 1.020%, 6/12/28	1,453,000	1,438,227
Chase Auto Credit Linked Notes,
Series 2021-1 B 0.875%, 9/25/28§	3,556,928	3,550,232
Series 2021-2 B 0.889%, 12/26/28§	3,030,593	3,013,957
CPS Auto Receivables Trust,
Series 2021-A C 0.830%, 9/15/26§	3,921,000	3,889,092
Crossroads Asset Trust,
Series 2021-A B 1.120%, 6/20/25§	1,058,000	1,051,363
Donlen Fleet Lease Funding LLC,
Series 2021-2 C 1.200%, 12/11/34§	1,678,000	1,652,247
Drive Auto Receivables Trust,
Series 2021-1 C 1.020%, 6/15/27	1,230,000	1,231,792
Dryden 78 CLO Ltd.,
Series 2020-78A C 2.072%, 4/17/33 (l)§	2,120,000	2,121,382
Series 2020-78A D 3.122%, 4/17/33 (l)§	850,000	850,473
DT Auto Owner Trust,
Series 2021-2A C 1.100%, 2/16/27§	1,050,000	1,040,340
Elevation CLO Ltd.,
Series 2020-11A C 2.324%, 4/15/33 (l)§	1,870,000	1,816,647
Encina Equipment Finance LLC,
Series 2021-1A B 1.210%, 2/16/27§	900,000	891,307
Exeter Automobile Receivables Trust,
Series 2021-1A C 0.740%, 1/15/26	3,332,000	3,321,081
FHF Trust,
Series 2021-2A A 0.830%, 12/15/26§	1,408,162	1,396,282
First Investors Auto Owner Trust,
Series 2021-2A C 1.470%, 11/15/27§	2,862,000	2,798,826
Flagship Credit Auto Trust,
Series 2020-4 C 1.280%, 2/16/27§	3,820,000	3,818,417
Ford Credit Auto Owner Trust,
Series 2021-1 C 1.910%, 10/17/33§	1,168,000	1,153,760
Foursight Capital Automobile Receivables Trust,
Series 2021-1 C 1.020%, 9/15/26§	1,411,000	1,391,262
GoldenTree Loan Management US CLO 7 Ltd.,
Series 2020-7A AR 1.202%, 4/20/34 (l)§	2,550,000	2,540,223
GSF Mortgage Corp., 1.433%, 8/15/26 (l)	431,010	425,235
2.435%, 8/15/26 (l)	876,000	887,243
2.638%, 8/15/26 (l)	98,000	98,594
Hardee’s Funding LLC,
Series 2018-1A A23 5.710%, 6/20/48§	1,364,807	1,507,486
Mission Lane Credit Card Master Trust,
Series 2021-A A 1.590%, 9/15/26§	808,000	802,160
Neighborly Issuer LLC,
Series 2021-1A A2 3.584%, 4/30/51§	1,327,894	1,329,623
Nelnet Student Loan Trust,
Series 2021-CA AFX 1.320%, 4/20/62§	2,972,614	2,924,254
OCP CLO Ltd.,
Series 2020-18A AR 1.222%, 7/20/32 (l)§	3,424,000	3,425,976
Rad CLO 2 Ltd.,
Series 2018-2A AR 1.204%, 10/15/31 (l)§	3,513,691	3,515,831
Rad CLO 7 Ltd.,
Series 2020-7A C 2.122%, 4/17/33 (l)§	970,000	970,777
Santander Consumer Auto Receivables Trust,
Series 2021-BA B 1.450%, 10/16/28§	3,398,700	3,401,719
Upstart Securitization Trust,
Series 2020-3 A 1.702%, 11/20/30§	1,693,351	1,698,398
Voya CLO Ltd.,
Series 2019-1A DR 2.974%, 4/15/31 (l)§	800,000	775,526

Total Asset-Backed Securities		81,808,952

Collateralized Mortgage Obligations (4.2%)
Bellemeade Re Ltd.,
Series 2019-1A M1B 1.852%, 3/25/29 (l)§	1,884,460	1,884,461
Series 2019-3A M1B 1.702%, 7/25/29 (l)§	1,346,097	1,346,097

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Series 2020-3A M1B 2.952%, 10/25/30 (l)§	$671,457	$674,524
Chase Mortgage Finance Corp.,
Series 2019-CL1 M3 2.202%, 4/25/47 (l)§	416,830	422,777
Collateralized Mortgage Obligation, 3.647%, 3/15/35 (l)	2,920,000	2,983,689
Eagle RE Ltd.,
Series 2020-1 M1A 1.002%, 1/25/30 (l)§	2,700,000	2,685,472
FHLMC,
Series 3017 CF 0.410%, 8/15/25 (l)	250	250
Series 3305 FT 0.510%, 7/15/34 (l)	59,699	60,238
Series 3349 FE 0.600%, 7/15/37 (l)	1,083,578	1,100,530
Series 3807 FM 0.610%, 2/15/41 (l)	37,208	36,624
Series 3927 FH 0.560%, 9/15/41 (l)	39,932	40,534
Series 4029 LD 1.750%, 1/15/27	1,492,729	1,514,532
Series 4087 FB 0.580%, 7/15/42 (l)	1,032,303	1,044,676
Series 4286 VF 0.560%, 12/15/43 (l)	770,009	778,265
Series 4350 KF 0.432%, 1/15/39 (l)	404,862	401,813
Series 4457 BA 3.000%, 7/15/39	3,681,247	3,856,766
Series 4459 CA 5.000%, 12/15/34	617,972	671,441
Series 4483 A 3.000%, 12/15/29	381,181	393,381
Series 4486 JN 2.000%, 11/15/24	1,773,631	1,795,652
FHLMC STACR REMIC Trust,
Series 2020-DNA6 M1 0.950%, 12/25/50 (l)§	247,949	247,949
FNMA,
Series 2006-42 CF 0.552%, 6/25/36 (l)	53,707	52,871
Series 2007-109 GF 0.782%, 12/25/37 (l)	84,041	86,088
Series 2010-39 FT 1.052%, 10/25/35 (l)	2,110,969	2,165,437
Series 2011-53 FT 0.682%, 6/25/41 (l)	191,752	195,062
Series 2011-86 KF 0.652%, 9/25/41 (l)	189,684	193,091
Series 2011-86 NF 0.652%, 9/25/41 (l)	83,565	84,970
Series 2012-65 FA 0.552%, 6/25/42 (l)	29,403	29,523
Series 2013-121 FA 0.502%, 12/25/43 (l)	601,265	606,692
Series 2014-49 AF 0.402%, 8/25/44 (l)	1,960,676	1,959,147
Series 2014-54 LA 3.000%, 2/25/44	116,053	116,762
Series 2014-C04 1M2 5.003%, 11/25/24 (l)	929,331	967,642
Series 2014-C04 2M2 5.103%, 11/25/24 (l)	308,870	313,175
Series 2015-C01 1M2 4.403%, 2/25/25 (l)	377,762	385,151
Series 2015-C02 1M2 4.103%, 5/25/25 (l)	87,803	89,347
Series 2016-C02 1M2 6.103%, 9/25/28 (l)	750,004	774,942
Series 2016-C06 1M2 4.353%, 4/25/29 (l)	975,726	1,007,333
Home RE Ltd.,
Series 2020-1 M1B 3.352%, 10/25/30 (l)§	1,479,080	1,483,433
Series 2021-1 M1A 1.152%, 7/25/33 (l)§	4,710,325	4,702,819
Mello Warehouse Securitization Trust,
Series 2020-1 A 1.002%, 10/25/53 (l)§	3,146,861	3,145,338
Series 2021-1 A 0.789%, 2/25/55 (l)§	2,423,425	2,408,861
PMT Credit Risk Transfer Trust,
Series 2019-1R A 2.102%, 3/27/24 (l)§	323,243	323,236
Series 2019-2R A 2.852%, 5/27/23 (l)§	705,031	698,632
Series 2019-3R A 2.802%, 10/27/22 (l)§	150,706	150,750
Provident Funding Mortgage Warehouse Securitization Trust,
Series 2021-1 A 0.802%, 2/25/55 (l)§	2,318,881	2,306,524
Radnor RE Ltd.,
Series 2019-1 M1B 2.053%, 2/25/29 (l)§	1,277,057	1,277,058
Series 2019-2 M1B 1.852%, 6/25/29 (l)§	1,649,150	1,649,151
Series 2020-1 M1A 1.052%, 1/25/30 (l)§	889,957	883,459

Total Collateralized Mortgage Obligations		49,996,165

Commercial Mortgage-Backed Securities (3.4%)
Ashford Hospitality Trust,
Series 2018-KEYS A 1.110%, 6/15/35 (l)§	1,590,446	1,587,657
BAMLL Commercial Mortgage Securities Trust,
Series 2013-WBRK D 3.534%, 3/10/37 (l)§	1,250,000	1,139,838
BBCMS Mortgage Trust,
Series 2020-BID A 2.250%, 10/15/37 (l)§	3,190,000	3,198,967
BCP Trust,
Series 2021-330N A 0.909%, 6/15/38 (l)§	591,999	590,363
BFLD Trust,
Series 2021-FPM A 1.710%, 6/15/38 (l)§	4,795,000	4,790,507
BHMS Mortgage Trust,
Series 2018-ATLS A 1.360%, 7/15/35 (l)§	2,305,875	2,304,446

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Citigroup Commercial Mortgage Trust,
Series 2013-GC11 B 3.732%, 4/10/46 (l)	$2,000,000	$2,036,945
CLNY Trust,
Series 2019-IKPR D 2.135%, 11/15/38 (l)§	2,400,000	2,382,020
DBWF Mortgage Trust,
Series 2018-GLKS A 1.134%, 12/19/30 (l)§	2,537,354	2,537,428
GCT Commercial Mortgage Trust,
Series 2021-GCT B 1.360%, 2/15/38 (l)§	2,996,618	2,995,276
Great Wolf Trust,
Series 2019-WOLF A 1.144%, 12/15/36 (l)§	3,950,000	3,942,616
GS Mortgage Securities Trust,
Series 2011-GC5 AS 5.158%, 8/10/44 (l)§	3,468,081	3,409,997
Series 2011-GC5 D 5.158%, 8/10/44 (l)§	49,051	23,445
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8 C 4.624%, 10/15/45 (l)§	3,752,000	3,671,567
Morgan Stanley Capital I Trust,
Series 2011-C3 C 5.086%, 7/15/49 (l)§	397,302	393,088
Series 2015-XLF2 SNMA 2.060%, 11/15/26 (l)§	941,770	668,657
Series 2019-BPR C 3.160%, 5/15/36 (l)§	2,220,000	2,043,690
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C5 B 3.649%, 3/10/46 (l)§	2,414,356	2,422,865

Total Commercial Mortgage-Backed Securities		40,139,372

Corporate Bonds (4.0%)
Communication Services (0.0%)
Interactive Media & Services (0.0%)
Baidu, Inc. 1.625%, 2/23/27	667,000	648,030

Total Communication Services		648,030

Consumer Discretionary (0.4%)
Hotels, Restaurants & Leisure (0.4%)
Expedia Group, Inc. 4.625%, 8/1/27	1,012,000	1,127,799
Las Vegas Sands Corp. 3.200%, 8/8/24	1,453,000	1,479,131
2.900%, 6/25/25	2,462,000	2,455,692

		5,062,622

Total Consumer Discretionary		5,062,622

Consumer Staples (0.5%)
Food & Staples Retailing (0.2%)
Cencosud SA 5.150%, 2/12/25 (m)	2,885,000	3,110,030

Food Products (0.3%)
Sigma Alimentos SA de CV 4.125%, 5/2/26 (m)	2,950,000	3,121,100

Total Consumer Staples		6,231,130

Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Sinopec Group Overseas Development 2018 Ltd. 2.500%, 8/8/24§	3,000,000	3,084,870

Total Energy		3,084,870

Financials (1.6%)
Banks (0.8%)
Bank of America Corp.
(SOFR + 0.96%), 1.734%, 7/22/27 (k)	4,925,000	4,884,066
Credicorp Ltd. 2.750%, 6/17/25 (m)	2,336,000	2,364,908
Danske Bank A/S
(ICE LIBOR USD 3 Month + 1.59%), 3.244%, 12/20/25 (k)§	1,582,000	1,644,487

		8,893,461

Consumer Finance (0.3%)
Harley-Davidson Financial Services, Inc. 3.350%, 6/8/25§	3,675,000	3,849,565

Diversified Financial Services (0.5%)
Azure Orbit IV International Finance Ltd. 3.750%, 1/25/23 (m)	5,560,000	5,677,260

Total Financials		18,420,286

Industrials (0.4%)
Airlines (0.2%)
Southwest Airlines Co. 5.250%, 5/4/25	1,658,000	1,842,337

Trading Companies & Distributors (0.2%)
Aviation Capital Group LLC 5.500%, 12/15/24§	388,000	424,404
1.950%, 1/30/26§	1,884,000	1,836,384
1.950%, 9/20/26§	623,000	605,515

		2,866,303

Total Industrials		4,708,640

Information Technology (0.3%)
IT Services (0.3%)
Kyndryl Holdings, Inc. 2.050%, 10/15/26§	4,060,000	3,946,236

Total Information Technology		3,946,236

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
Host Hotels & Resorts LP (REIT)
Series E 4.000%, 6/15/25	$2,782,000	$2,952,826
Vornado Realty LP (REIT) 2.150%, 6/1/26	2,431,000	2,429,148

		5,381,974

Total Real Estate		5,381,974

Total Corporate Bonds		47,483,788

Mortgage-Backed Securities (0.5%)
FHLMC UMBS 3.500%, 10/1/49	1,005,029	1,074,617
3.500%, 11/1/49	4,150,724	4,432,568

Total Mortgage-Backed Securities		5,507,185

Municipal Bonds (0.3%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds,
Series 2010A 4.839%, 1/1/41	18,000	23,587
Central Puget Sound Regional Transit Authority, Revenue Bonds,
Series 2009P-2T 5.491%, 11/1/39	6,000	8,231
City & County of San Francisco Public Utilities Commission, Revenue Bonds,
Series 2010E 6.000%, 11/1/40	8,000	10,904
City of Chicago, International Airport, Revenue Bonds,
Series 2010B 6.395%, 1/1/40	6,000	9,033
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds,
Series 2010EE 6.011%, 6/15/42	6,000	9,048
City of New York, General Obligation Bonds,
Series 2009-A1 5.206%, 10/1/31	6,000	7,155
City of New York, Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds,
Series 2010GG 5.724%, 6/15/42	8,000	11,782
City of New York, Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds,
Series 2011A 5.508%, 8/1/37	7,000	9,201
Commonwealth of Massachusetts, General Obligation Bonds,
Series 2009E 5.456%, 12/1/39	7,000	9,543
County of Los Angeles Community College District, General Obligation Bonds,
Series 2008-E 6.600%, 8/1/42	31,000	49,199
6.750%, 8/1/49	6,000	10,313
County of Los Angeles Unified School District, General Obligation Bonds,
Series 2009-KRY 5.755%, 7/1/29	6,000	7,238
5.750%, 7/1/34	7,000	9,112
County of Nashville & Davidson Convention Center Authority, Revenue Bonds,
Series 2010B 6.731%, 7/1/43	6,000	8,701
County of San Diego Regional Airport Authority, Revenue Bonds,
Series 2010B 6.138%, 5/1/49	6,000	9,025
Georgia Municipal Electric Authority, Revenue Bonds,
Series 2010A 6.637%, 4/1/57	37,000	56,331
Massachusetts Water Pollution Abatement Trust, Revenue Bonds,
Series 2010-15B 5.192%, 8/1/40	45,000	52,459
Metropolitan Transportation Authority, Revenue Bonds,
Series 2010A 6.668%, 11/15/39	8,000	11,363
Metropolitan Transportation Authority, Revenue Bonds,
Series 2010B-1 6.548%, 11/15/31	6,000	7,623
6.648%, 11/15/39	6,000	8,363
Metropolitan Washington Airports Authority, Revenue Bonds,
Series 2009D 7.462%, 10/1/46	9,000	15,856
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds,
Series 2010B 6.561%, 12/15/40	31,000	45,584
North Texas Tollway Authority System, Revenue Bonds,
Series 2009B 6.718%, 1/1/49	8,000	13,517
Ohio State University, Revenue Bonds,
Series 2010C 4.910%, 6/1/40	6,000	8,174
Pennsylvania Turnpike Commission, Revenue Bonds,
Series 2010B 5.511%, 12/1/45	9,000	12,787
5.561%, 12/1/49	7,000	10,369
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds,
Series 2010-S1 6.793%, 4/1/30	6,000	7,231
6.918%, 4/1/40	6,000	8,968
7.043%, 4/1/50	6,000	10,495
San Francisco Bay Area Toll Authority, Toll Bridge, Revenue Bonds,
Series 2009-F2 6.263%, 4/1/49	7,000	11,187
State of California, Various Purposes, General Obligation Bonds,
Series 2009 7.350%, 11/1/39	6,000	9,470
State of Georgia, General Obligation Bonds,
Series 2009H 4.503%, 11/1/25	1,000	1,082
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds,
Series 2010D 5.500%, 3/15/30	6,000	7,001
5.600%, 3/15/40	6,000	8,064
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds,
Series 2009E 5.770%, 3/15/39	8,000	9,857

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds,
Series 2010D 5.481%, 8/1/39	$6,000	$8,350
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds,
Series 2010F 5.090%, 8/1/33	6,000	7,490
5.140%, 8/1/40	6,000	8,212
Tobacco Settlement Finance Authority Taxable Tobacco Settlement,
Series 2020 3.000%, 6/1/35	3,448,500	3,531,249

Total Municipal Bonds		4,063,154

U.S. Government Agency Securities (39.6%)
FFCB 0.160%, 10/13/22	40,000,000	39,950,456
0.125%, 3/9/23	50,000,000	49,756,260
0.125%, 4/13/23	50,000,000	49,732,460
0.250%, 6/28/23	35,000,000	34,807,931
FHLB 1.375%, 2/17/23	14,835,000	14,990,628
0.125%, 3/17/23	30,000,000	29,927,187
0.125%, 8/28/23	25,000,000	24,773,215
0.500%, 11/9/23	22,000,000	21,901,609
1.875%, 9/11/26	20,000,000	20,493,594
5.500%, 7/15/36	12,000	17,443
FHLMC 2.750%, 6/19/23	2,717,000	2,802,087
0.250%, 8/24/23	13,000,000	12,916,569
0.250%, 11/6/23	50,000,000	49,562,110
1.500%, 2/12/25	25,500,000	25,881,250
0.375%, 7/21/25	12,900,000	12,567,483
FNMA 2.625%, 1/11/22	57,380,000	57,420,585
2.500%, 2/5/24	5,000,000	5,176,321
Hashemite Kingdom of Jordan AID Bonds
2.578%, 6/30/22	5,000,000	5,046,093
Iraq Government AID Bonds 2.149%, 1/18/22	10,289,000	10,296,621

Total U.S. Government Agency Securities		468,019,902

U.S. Treasury Obligations (39.1%)
U.S. Treasury Inflation Linked Notes
0.125%, 10/15/24 TIPS	8,568,557	9,149,923
0.250%, 1/15/25 TIPS	5,093,652	5,455,994
0.625%, 1/15/26 TIPS	41,046,728	45,075,037
U.S. Treasury Notes 1.375%, 1/31/22	36,663,300	36,698,680
1.125%, 2/28/22	46,810,400	46,886,111
0.125%, 8/31/22	38,669,400	38,636,786
0.125%, 11/30/22	46,978,100	46,870,628
0.125%, 3/31/23	117,000,000	116,438,576
0.125%, 5/31/23	27,722,000	27,551,732
0.250%, 9/30/23	17,213,500	17,092,773
2.875%, 9/30/23	50,691,300	52,626,065
0.750%, 12/31/23	20,295,700	20,302,844

Total U.S. Treasury Obligations		462,785,149

Total Long-Term Debt Securities (98.0%) (Cost $1,163,192,423)		1,159,803,667

SHORT-TERM INVESTMENT:
U.S. Treasury Obligation (1.8%)
U.S. Treasury Bills 0.06%, 3/10/22 (p)	$21,150,400	$21,148,118

Total Short-Term Investment (1.8%) (Cost $21,148,303)		21,148,118

Total Investments in Securities (99.8%) (Cost $1,184,340,726)		1,180,951,785
Other Assets Less Liabilities (0.2%)		2,404,047

Net Assets (100%)		$1,183,355,832

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $148,704,613 or 12.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2021.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $14,273,298 or 1.2% of net assets.

(p)	Yield to maturity.

Glossary:

CLO	—	Collateralized Loan Obligation
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
STACR	—	Structured Agency Credit Risk
TIPS	—	Treasury Inflation Protected Security
UMBS	—	Uniform Mortgage-Backed Securities
USD	—	United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note	174	3/2022	USD	37,961,906	(4,238)

					(4,238)

Short Contracts
U.S. Treasury 5 Year Note	(759)	3/2022	USD	(91,821,211)	(6,254)
U.S. Treasury 10 Year Note	(55)	3/2022	USD	(7,175,781)	(80,456)

					(86,710)

					(90,948)

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$81,808,952	$—	$81,808,952
Collateralized Mortgage Obligations	—	49,996,165	—	49,996,165
Commercial Mortgage-Backed Securities	—	40,139,372	—	40,139,372
Corporate Bonds
Communication Services	—	648,030	—	648,030
Consumer Discretionary	—	5,062,622	—	5,062,622
Consumer Staples	—	6,231,130	—	6,231,130
Energy	—	3,084,870	—	3,084,870
Financials	—	18,420,286	—	18,420,286
Industrials	—	4,708,640	—	4,708,640
Information Technology	—	3,946,236	—	3,946,236
Real Estate	—	5,381,974	—	5,381,974
Mortgage-Backed Security	—	5,507,185	—	5,507,185
Municipal Bonds	—	4,063,154	—	4,063,154
Short-Term Investment
U.S. Treasury Obligation	—	21,148,118	—	21,148,118
U.S. Government Agency Securities	—	468,019,902	—	468,019,902
U.S. Treasury Obligations	—	462,785,149	—	462,785,149

Total Assets	$—	$1,180,951,785	$—	$1,180,951,785

Liabilities:
Futures	$(90,948)	$—	$—	$(90,948)

Total Liabilities	$(90,948)	$—	$—	$(90,948)

Total	$(90,948)	$1,180,951,785	$—	$1,180,860,837

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(90,948	)*

Total		$(90,948)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Interest rate contracts	$1,003,973	$1,003,973

Total	$1,003,973	$1,003,973

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Interest rate contracts	$121,724	$121,724

Total	$121,724	$121,724

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $168,575,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$456,457,685
Long-term U.S. government debt securities	577,973,459

$1,034,431,144

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$537,389,770
Long-term U.S. government debt securities	532,545,838

$1,069,935,608

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,495,509
Aggregate gross unrealized depreciation	(5,884,450)

Net unrealized depreciation	$(3,388,941)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,184,249,778

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $1,184,340,726)	$1,180,951,785
Cash	6,581,088
Cash held as collateral at broker for futures	843,963
Dividends, interest and other receivables	2,919,475
Receivable for Portfolio shares sold	53,617
Other assets	6,138

Total assets	1,191,356,066

LIABILITIES
Payable for Portfolio shares redeemed	7,265,649
Investment management fees payable	423,281
Distribution fees payable – Class IB	102,948
Administrative fees payable	93,972
Due to broker for futures variation margin	40,403
Trustees’ fees payable	452
Accrued expenses	73,529

Total liabilities	8,000,234

NET ASSETS	$1,183,355,832

Net assets were comprised of:
Paid in capital	$1,195,856,273
Total distributable earnings (loss)	(12,500,441)

Net assets	$1,183,355,832

Class IB
Net asset value, offering and redemption price per share, $472,295,707 / 48,173,020 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.80

Class K
Net asset value, offering and redemption price per share, $711,060,125 / 72,109,841 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.86

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$15,419,910
Securities lending (net)	197

Total income	15,420,107

EXPENSES
Investment management fees	6,854,918
Administrative fees	1,436,706
Distribution fees – Class IB	1,206,827
Professional fees	101,034
Printing and mailing expenses	70,264
Trustees’ fees	46,246
Custodian fees	38,099
Recoupment fees	12,180
Miscellaneous	55,665

Gross expenses	9,821,939
Less: Waiver from investment manager	(118,379)

Net expenses	9,703,560

NET INVESTMENT INCOME (LOSS)	5,716,547

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	4,480,990
Futures contracts	1,003,973

Net realized gain (loss)	5,484,963

Change in unrealized appreciation (depreciation) on:
Investments in securities	(13,237,368)
Futures contracts	121,724

Net change in unrealized appreciation (depreciation)	(13,115,644)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(7,630,681)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,914,134)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,716,547	$15,750,561
Net realized gain (loss)	5,484,963	2,334,924
Net change in unrealized appreciation (depreciation)	(13,115,644)	(2,112,317)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,914,134)	15,973,168

Distributions to shareholders:
Class IB	(1,896,311)	(4,791,120)
Class K	(4,479,032)	(12,578,956)

Total distributions to shareholders	(6,375,343)	(17,370,076)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 14,209,856 and 15,209,248 shares, respectively ]	140,342,333	150,768,648
Capital shares issued in reinvestment of dividends [ 193,427 and 485,151 shares, respectively ]	1,896,311	4,791,120
Capital shares repurchased [ (18,138,448) and (13,083,413) shares, respectively ]	(179,060,291)	(129,824,962)

Total Class IB transactions	(36,821,647)	25,734,806

Class K
Capital shares sold [ 17,796,937 and 28,384,674 shares, respectively ]	176,947,939	283,801,618
Capital shares issued in reinvestment of dividends [ 454,273 and 1,266,879 shares, respectively ]	4,479,032	12,578,956
Capital shares repurchased [ (54,290,385) and (28,212,657) shares, respectively ]	(539,752,079)	(280,313,968)

Total Class K transactions	(358,325,108)	16,066,606

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(395,146,755)	41,801,412

TOTAL INCREASE (DECREASE) IN NET ASSETS	(403,436,232)	40,404,504
NET ASSETS:
Beginning of year	1,586,792,064	1,546,387,560

End of year	$1,183,355,832	$1,586,792,064

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.88	$9.88	$9.80	$9.82	$9.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.09	0.17	0.12	0.04
Net realized and unrealized gain (loss)	(0.06)	— #	0.09	(0.01)	(0.02)

Total from investment operations	(0.04)	0.09	0.26	0.11	0.02

Less distributions:
Dividends from net investment income	(0.04)	(0.09)	(0.18)	(0.13)	(0.05)

Net asset value, end of year	$9.80	$9.88	$9.88	$9.80	$9.82

Total return	(0.42)%	0.94%	2.63%	1.12%	0.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$472,296	$512,688	$486,821	$515,609	$534,027
Ratio of expenses to average net assets:
After waivers (f)	0.79%	0.80%	0.80%	0.81%	0.82%
Before waivers (f)	0.80%	0.81%	0.81%	0.81%	0.82%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.19%	0.87%	1.75%	1.24%	0.38%
Before waivers (f)	0.18%	0.86%	1.75%	1.24%	0.38%
Portfolio turnover rate^	77%	65%	37%	48%	47%

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.93	$9.93	$9.86	$9.87	$9.90

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.11	0.20	0.15	0.06
Net realized and unrealized gain (loss)	(0.05)	0.01	0.07	(0.01)	(0.02)

Total from investment operations	(0.01)	0.12	0.27	0.14	0.04

Less distributions:
Dividends from net investment income	(0.06)	(0.12)	(0.20)	(0.15)	(0.07)

Net asset value, end of year	$9.86	$9.93	$9.93	$9.86	$9.87

Total return	(0.09)%	1.18%	2.76%	1.47%	0.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$711,060	$1,074,104	$1,059,567	$887,570	$955,827
Ratio of expenses to average net assets:
After waivers (f)	0.54%	0.55%	0.55%	0.56%	0.57%
Before waivers (f)	0.55%	0.56%	0.56%	0.56%	0.57%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.45%	1.12%	2.01%	1.49%	0.63%
Before waivers (f)	0.44%	1.11%	2.01%	1.49%	0.63%
Portfolio turnover rate^	77%	65%	37%	48%	47%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/AB SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	12.88%	17.27%	14.90%
Portfolio – Class IB Shares	12.90	17.28	14.90
Portfolio – Class K Shares	13.25	17.58	15.19
Russell 2000® Growth Index	2.83	14.53	14.14

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.90% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 2000® Growth Index, which returned 2.83% over the same period.

Portfolio Highlights

What helped performance during the year:

•	An underweight to Communication Services and Health Care contributed to performance.

•	Security selection within Technology and Consumer Discretionary also contributed.

•	Top individual contributors included Synaptics, ON Semiconductor and HubSpot.

What hurt performance during the year:

•	An underweight to Real Estate and Materials detracted from performance.

•	Stock selection in Health Care and Consumer Staples hurt performance.

•	Individual detractors included Chegg, FreshWorks and Amedisys.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

Absolute valuations for small- and mid-cap growth stocks remain somewhat elevated, though supported by strong corporate earnings and continued positive revisions for the Russell 2500 Growth Index. We also believe the Federal Reserve will provide ample lead time and clear messaging ahead of any significant tapering such that investors can gradually incorporate into their outlook. Even if monetary and fiscal stimulus begins to retreat from record levels, we believe economic growth will remain positive, driven by a healthy consumer balance sheet and renewed willingness by U.S. corporations to invest in domestic manufacturing capacity.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	23.4%
Health Care	18.4
Industrials	16.3
Consumer Discretionary	15.8
Financials	11.6
Real Estate	4.1
Repurchase Agreements	3.0
Energy	2.9
Consumer Staples	2.0
Materials	1.9
Communication Services	1.5
Utilities	1.3
Investment Companies	0.8
Cash and Other	(3.0)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

EQ/AB SMALL CAP GROWTH PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,007.60	$4.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.70	4.55
Class IB
Actual	1,000.00	1,007.60	4.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.70	4.55
Class K
Actual	1,000.00	1,009.40	3.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.97	3.28

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.89%, 0.89% and 0.64%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.5%)
Diversified Telecommunication Services (0.3%)
Anterix, Inc.*	1,200	$70,512
ATN International, Inc.	4,300	171,785
Bandwidth, Inc., Class A*	9,600	688,896
Cogent Communications Holdings, Inc.	20,900	1,529,462
Consolidated Communications Holdings, Inc.*	26,022	194,645
EchoStar Corp., Class A*	16,600	437,410
Globalstar, Inc. (x)*	243,100	281,996
IDT Corp., Class B*	8,000	353,280
Iridium Communications, Inc.*	49,700	2,052,113
Liberty Latin America Ltd., Class A*	11,700	136,422
Liberty Latin America Ltd., Class C*	73,533	838,276
Radius Global Infrastructure, Inc.*	22,800	367,080
Telesat Corp.*	4,400	126,148

		7,248,025

Entertainment (0.4%)
AMC Entertainment Holdings, Inc., Class A (x)*	199,534	5,427,325
Cinemark Holdings, Inc.*	53,300	859,196
IMAX Corp.*	26,000	463,840
Liberty Media Corp.-Liberty Braves, Class A*	4,300	123,625
Liberty Media Corp.-Liberty Braves, Class C*	16,500	463,650
Lions Gate Entertainment Corp., Class A*	12,800	212,992
Lions Gate Entertainment Corp., Class B*	46,100	709,479
Madison Square Garden Entertainment Corp.*	10,111	711,207

		8,971,314

Interactive Media & Services (0.3%)
Cargurus, Inc.*	43,000	1,446,520
Cars.com, Inc.*	35,000	563,150
Eventbrite, Inc., Class A*	32,100	559,824
EverQuote, Inc., Class A*	300	4,698
fuboTV, Inc. (x)*	52,700	817,904
Liberty TripAdvisor Holdings, Inc., Class A*	18,800	40,796
MediaAlpha, Inc., Class A*	2,900	44,776
QuinStreet, Inc.*	14,500	263,755
TrueCar, Inc.*	34,500	117,300
Yelp, Inc.*	27,700	1,003,848
Ziff Davis, Inc.*	16,800	1,862,448

		6,725,019

Media (0.4%)
AMC Networks, Inc., Class A*	12,900	444,276
Boston Omaha Corp., Class A*	2,200	63,206
Cardlytics, Inc.*	12,900	852,561
Clear Channel Outdoor Holdings, Inc.*	145,400	481,274
Emerald Holding, Inc.*	6,000	23,820
Entercom Communications Corp.*	21,400	54,998
EW Scripps Co. (The), Class A*	21,965	425,023
Gannett Co., Inc.*	43,100	229,723
Gray Television, Inc.	41,800	842,688
Hemisphere Media Group, Inc.*	2,000	14,540
iHeartMedia, Inc., Class A*	44,800	942,592
John Wiley & Sons, Inc., Class A	17,300	990,771
Magnite, Inc.*	48,238	844,165
National CineMedia, Inc.	900	2,529
Scholastic Corp.	13,300	531,468
Sinclair Broadcast Group, Inc., Class A	25,900	684,537
TechTarget, Inc.*	12,000	1,147,920
TEGNA, Inc.	84,800	1,573,888
Thryv Holdings, Inc.*	100	4,113
WideOpenWest, Inc.*	20,100	432,552

		10,586,644

Wireless Telecommunication Services (0.1%)
Gogo, Inc. (x)*	25,100	339,603
Shenandoah Telecommunications Co.	24,728	630,564
Telephone and Data Systems, Inc.	40,500	816,075

		1,786,242

Total Communication Services		35,317,244

Consumer Discretionary (15.8%)
Auto Components (0.7%)
Adient plc*	40,700	1,948,716
American Axle & Manufacturing Holdings, Inc.*	47,100	439,443
Dana, Inc.	69,100	1,576,862
Dorman Products, Inc.*	10,600	1,197,906
Fox Factory Holding Corp.*	16,800	2,857,680
Gentherm, Inc.*	14,300	1,242,670
Goodyear Tire & Rubber Co. (The)*	110,686	2,359,825
LCI Industries	9,900	1,543,113
Modine Manufacturing Co.*	3,500	35,315
Motorcar Parts of America, Inc.*	3,300	56,331
Patrick Industries, Inc.	9,900	798,831
Standard Motor Products, Inc.	9,700	508,183
Stoneridge, Inc.*	8,000	157,920
Tenneco, Inc., Class A*	21,200	239,560
Visteon Corp.*	13,100	1,455,934
XL Fleet Corp. (x)*	24,200	80,102
XPEL, Inc. (m)*	7,900	539,412

		17,037,803

Automobiles (0.4%)
Canoo, Inc. (x)*	36,300	280,236
Fisker, Inc. (x)*	417,600	6,568,848
Lordstown Motors Corp. (x)*	44,900	154,905
Winnebago Industries, Inc.	16,200	1,213,704
Workhorse Group, Inc. (x)*	39,300	171,348

		8,389,041

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Distributors (1.2%)
Funko, Inc., Class A (x)*	7,800	$146,640
Greenlane Holdings, Inc., Class A*	1,200	1,157
Pool Corp.	47,980	27,156,680

		27,304,477

Diversified Consumer Services (0.8%)
2U, Inc.*	28,700	576,009
Adtalem Global Education, Inc.*	28,000	827,680
Coursera, Inc.*	22,300	545,012
Graham Holdings Co., Class B	1,600	1,007,728
Houghton Mifflin Harcourt Co.*	45,100	726,110
Laureate Education, Inc., Class A	48,800	597,312
Mister Car Wash, Inc. (x)*	682,896	12,435,536
OneSpaWorld Holdings Ltd.*	600	6,012
Perdoceo Education Corp.*	29,300	344,568
PowerSchool Holdings, Inc., Class A*	16,600	273,402
Strategic Education, Inc.	10,531	609,113
Stride, Inc.*	17,700	589,941
Vivint Smart Home, Inc.*	34,800	340,344
WW International, Inc.*	21,700	350,021

		19,228,788

Hotels, Restaurants & Leisure (3.4%)
Accel Entertainment, Inc.*	2,600	33,852
Bally’s Corp.*	10,000	380,600
Biglari Holdings, Inc., Class B*	70	9,980
BJ’s Restaurants, Inc.*	10,700	369,685
Bloomin’ Brands, Inc.*	37,500	786,750
Bluegreen Vacations Holding Corp.*	3,131	109,898
Brinker International, Inc.*	22,200	812,298
Cheesecake Factory, Inc. (The)*	22,000	861,300
Chuy’s Holdings, Inc.*	6,700	201,804
Cracker Barrel Old Country Store, Inc.	11,185	1,438,838
Dave & Buster’s Entertainment, Inc.*	19,800	760,320
Denny’s Corp.*	29,712	475,392
Dine Brands Global, Inc.	8,000	606,480
Dutch Bros, Inc., Class A (x)*	127,838	6,508,233
Everi Holdings, Inc.*	26,600	567,910
Golden Entertainment, Inc.*	2,800	141,484
Hilton Grand Vacations, Inc.*	33,100	1,724,841
International Game Technology plc	49,500	1,431,045
Jack in the Box, Inc.	9,900	866,052
Lindblad Expeditions Holdings, Inc.*	3,900	60,840
Monarch Casino & Resort, Inc.*	4,900	362,355
Nathan’s Famous, Inc. (x)	100	5,839
NEOGAMES SA*	3,500	97,230
Noodles & Co.*	1,700	15,419
Papa John’s International, Inc.	13,066	1,743,919
Planet Fitness, Inc., Class A*	210,814	19,095,532
Portillo’s, Inc., Class A*	169,114	6,348,540
Red Rock Resorts, Inc., Class A	24,500	1,347,745
Rush Street Interactive, Inc.*	20,800	343,200
Ruth’s Hospitality Group, Inc.*	3,800	75,620
Scientific Games Corp.*	38,500	2,572,955
SeaWorld Entertainment, Inc.*	19,700	1,277,742
Shake Shack, Inc., Class A*	17,500	1,262,800
Texas Roadhouse, Inc.	28,700	2,562,336
Vail Resorts, Inc.	69,300	22,723,470
Wingstop, Inc.	12,300	2,125,440

		80,107,744

Household Durables (3.5%)
Cavco Industries, Inc.*	3,500	1,111,775
Century Communities, Inc.	12,500	1,022,375
GoPro, Inc., Class A*	62,600	645,406
Green Brick Partners, Inc.*	4,700	142,551
Helen of Troy Ltd.*	10,500	2,566,935
Installed Building Products, Inc.	10,400	1,453,088
iRobot Corp. (x)*	14,119	930,160
KB Home	36,800	1,646,064
La-Z-Boy, Inc.	25,600	929,536
LGI Homes, Inc.*	8,900	1,374,872
Lovesac Co. (The)*	4,800	318,048
M.D.C. Holdings, Inc.	25,502	1,423,777
M/I Homes, Inc.*	12,800	795,904
Meritage Homes Corp.*	14,500	1,769,870
NVR, Inc.*	2,930	17,312,989
Purple Innovation, Inc.*	20,100	266,727
Skyline Champion Corp.*	23,400	1,848,132
Sonos, Inc.*	52,188	1,555,203
Taylor Morrison Home Corp.*	47,140	1,648,014
Tempur Sealy International, Inc.	458,146	21,546,606
TopBuild Corp.*	68,341	18,855,965
Tri Pointe Homes, Inc.*	53,875	1,502,574
Tupperware Brands Corp.*	24,900	380,721
Universal Electronics, Inc.*	100	4,075
Vuzix Corp. (x)*	23,500	203,745

		81,255,112

Internet & Direct Marketing Retail (0.2%)
1-800-Flowers.com, Inc., Class A*	10,600	247,722
CarParts.com, Inc.*	19,000	212,800
Duluth Holdings, Inc., Class B*	300	4,554
Groupon, Inc. (x)*	10,200	236,232
Lands’ End, Inc.*	4,400	86,372
Overstock.com, Inc.*	16,500	973,665
Porch Group, Inc.*	29,800	464,582
Quotient Technology, Inc.*	33,500	248,570
RealReal, Inc. (The) (x)*	32,000	371,520
Revolve Group, Inc.*	14,400	806,976
Shutterstock, Inc.	9,700	1,075,536
Stitch Fix, Inc., Class A*	28,000	529,760

		5,258,289

Leisure Products (0.8%)
Acushnet Holdings Corp.	14,600	774,968
Callaway Golf Co.*	47,000	1,289,680
Johnson Outdoors, Inc., Class A	400	37,476
Latham Group, Inc.*	514,858	12,886,896
Malibu Boats, Inc., Class A*	9,700	666,681
Smith & Wesson Brands, Inc.	24,800	441,440
Sturm Ruger & Co., Inc.	8,300	564,566
Vista Outdoor, Inc.*	29,900	1,377,493

		18,039,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Multiline Retail (0.2%)
Big Lots, Inc.	17,100	$770,355
Dillard’s, Inc., Class A (x)	2,900	710,558
Franchise Group, Inc.	11,300	589,408
Macy’s, Inc.	120,400	3,152,072

		5,222,393

Specialty Retail (4.2%)
Aaron’s Co., Inc. (The)	10,700	263,755
Abercrombie & Fitch Co., Class A*	27,200	947,376
Academy Sports & Outdoors, Inc.*	30,000	1,317,000
American Eagle Outfitters, Inc. (x)	69,100	1,749,612
America’s Car-Mart, Inc.*	1,500	153,600
Arko Corp.*	46,700	409,559
Asbury Automotive Group, Inc.*	8,900	1,537,297
Bed Bath & Beyond, Inc. (x)*	50,600	737,748
Boot Barn Holdings, Inc.*	13,000	1,599,650
Buckle, Inc. (The)	11,600	490,796
Caleres, Inc.	15,400	349,272
Camping World Holdings, Inc., Class A	16,900	682,760
Cato Corp. (The), Class A	3,100	53,196
Children’s Place, Inc. (The) (x)*	6,400	507,456
Citi Trends, Inc.*	900	85,275
Designer Brands, Inc., Class A*	26,900	382,249
Five Below, Inc.*	99,021	20,486,455
Floor & Decor Holdings, Inc., Class A*	171,140	22,249,911
Genesco, Inc.*	5,800	372,186
Group 1 Automotive, Inc.	8,500	1,659,370
GrowGeneration Corp.*	21,700	283,185
Guess?, Inc.	12,900	305,472
Hibbett, Inc.	7,600	546,668
Lithia Motors, Inc.	47,826	14,201,931
MarineMax, Inc.*	9,400	554,976
Monro, Inc.	14,850	865,309
Murphy USA, Inc.	9,300	1,852,932
National Vision Holdings, Inc.*	343,547	16,486,821
ODP Corp. (The)*	19,590	769,495
Party City Holdco, Inc.*	44,300	246,751
Rent-A-Center, Inc.	26,400	1,268,256
Sally Beauty Holdings, Inc.*	57,800	1,066,988
Shoe Carnival, Inc.	3,600	140,688
Signet Jewelers Ltd.	21,700	1,888,551
Sleep Number Corp.*	11,800	903,880
Sonic Automotive, Inc., Class A	12,200	603,290
Urban Outfitters, Inc.*	34,400	1,009,984
Winmark Corp.	100	24,829
Zumiez, Inc.*	10,600	508,694

		99,563,223

Textiles, Apparel & Luxury Goods (0.4%)
Crocs, Inc.*	23,700	3,038,814
G-III Apparel Group Ltd.*	24,000	663,360
Kontoor Brands, Inc.	24,900	1,276,125
Oxford Industries, Inc.	7,600	771,552
PLBY Group, Inc. (x)*	9,800	261,072
Steven Madden Ltd.	34,293	1,593,596
Wolverine World Wide, Inc.	32,200	927,682

		8,532,201

Total Consumer Discretionary		369,938,271

Consumer Staples (2.0%)
Beverages (0.2%)
Celsius Holdings, Inc.*	20,800	1,551,056
Coca-Cola Consolidated, Inc.	1,800	1,114,542
MGP Ingredients, Inc.	5,400	458,946
National Beverage Corp. (x)	10,800	489,564
Primo Water Corp.	77,900	1,373,377

		4,987,485

Food & Staples Retailing (0.5%)
Andersons, Inc. (The)	13,600	526,456
BJ’s Wholesale Club Holdings, Inc.*	52,540	3,518,604
Chefs’ Warehouse, Inc. (The)*	14,200	472,860
HF Foods Group, Inc. (x)*	4,700	39,762
Ingles Markets, Inc., Class A	6,200	535,308
Performance Food Group Co.*	58,104	2,666,392
PriceSmart, Inc.	12,700	929,259
Rite Aid Corp.*	21,300	312,897
Sprouts Farmers Market, Inc.*	47,500	1,409,800
United Natural Foods, Inc.*	24,500	1,202,460
Weis Markets, Inc.	5,800	382,104

		11,995,902

Food Products (0.8%)
B&G Foods, Inc. (x)	25,300	777,469
Calavo Growers, Inc.	5,000	212,000
Cal-Maine Foods, Inc.	18,200	673,218
Fresh Del Monte Produce, Inc.	12,400	342,240
Freshpet, Inc.*	87,956	8,379,568
Hostess Brands, Inc.*	57,800	1,180,276
J & J Snack Foods Corp.	6,900	1,089,924
Lancaster Colony Corp.	7,800	1,291,680
Landec Corp.*	1,400	15,540
Limoneira Co.	1,500	22,500
Sanderson Farms, Inc.	8,100	1,547,748
Simply Good Foods Co. (The)*	40,700	1,691,899
Tattooed Chef, Inc. (x)*	18,700	290,598
Tootsie Roll Industries, Inc.	1,500	54,345
TreeHouse Foods, Inc.*	20,800	843,024
Utz Brands, Inc.	23,600	376,420

		18,788,449

Household Products (0.1%)
Central Garden & Pet Co., Class A*	19,300	923,505
Energizer Holdings, Inc.	27,300	1,094,730
Oil-Dri Corp. of America	200	6,546
WD-40 Co.	5,600	1,369,984

		3,394,765

Personal Products (0.3%)
Beauty Health Co. (The)*	33,700	814,192
BellRing Brands, Inc., Class A*	18,505	527,948
Edgewell Personal Care Co.	25,400	1,161,034

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
elf Beauty, Inc.*	15,200	$504,792
Inter Parfums, Inc.	8,400	897,960
Medifast, Inc.	5,100	1,068,093
Nature’s Sunshine Products, Inc.	2,500	46,250
Nu Skin Enterprises, Inc., Class A	19,900	1,009,925
USANA Health Sciences, Inc.*	7,400	748,880

		6,779,074

Tobacco (0.1%)
Universal Corp.	12,000	659,040
Vector Group Ltd.	60,794	697,915

		1,356,955

Total Consumer Staples		47,302,630

Energy (2.9%)
Energy Equipment & Services (0.7%)
Archrock, Inc.	62,200	465,256
Aspen Aerogels, Inc.*	8,600	428,194
Bristow Group, Inc.*	3,133	99,222
Cactus, Inc., Class A	190,580	7,266,815
ChampionX Corp.*	77,400	1,564,254
DMC Global, Inc.*	6,500	257,465
Dril-Quip, Inc.*	15,700	308,976
Expro Group Holdings NV*	9,183	131,776
Helix Energy Solutions Group, Inc.*	45,900	143,208
Helmerich & Payne, Inc.	42,200	1,000,140
Liberty Oilfield Services, Inc., Class A*	30,100	291,970
Nabors Industries Ltd.*	2,300	186,507
National Energy Services Reunited Corp. (x)*	14,900	140,805
Newpark Resources, Inc.*	12,400	36,456
NexTier Oilfield Solutions, Inc.*	32,392	114,992
Oceaneering International, Inc.*	46,600	527,046
Oil States International, Inc.*	2,200	10,934
Patterson-UTI Energy, Inc.	91,300	771,485
ProPetro Holding Corp.*	16,000	129,600
RPC, Inc.*	50,900	231,086
Select Energy Services, Inc., Class A*	27,300	170,079
Solaris Oilfield Infrastructure, Inc., Class A	23,400	153,270
Tidewater, Inc.*	24,350	260,789
US Silica Holdings, Inc.*	33,200	312,080

		15,002,405

Oil, Gas & Consumable Fuels (2.2%)
Antero Resources Corp.*	120,900	2,115,750
Arch Resources, Inc.	6,600	602,712
Berry Corp.	8,200	69,044
Brigham Minerals, Inc., Class A	17,500	369,075
California Resources Corp.	33,700	1,439,327
Callon Petroleum Co. (x)*	16,000	756,000
Centennial Resource Development, Inc., Class A*	72,500	433,550
Chesapeake Energy Corp.	39,674	2,559,767
Civitas Resources, Inc.	18,946	927,786
Clean Energy Fuels Corp.*	76,500	468,945
CNX Resources Corp.*	83,000	1,141,250
Comstock Resources, Inc.*	35,700	288,813
CONSOL Energy, Inc.*	4,500	102,195
Crescent Energy, Inc., Class A (x)	6,080	77,094
CVR Energy, Inc.	13,900	233,659
Delek US Holdings, Inc.*	38,080	570,819
Denbury, Inc.*	20,200	1,547,118
DHT Holdings, Inc.	58,000	301,020
Dorian LPG Ltd.	13,915	176,581
Energy Fuels, Inc. (x)*	57,100	435,673
Equitrans Midstream Corp.	163,800	1,693,692
Frontline Ltd. (x)*	58,800	415,716
Gevo, Inc. (x)*	78,200	334,696
Golar LNG Ltd.*	46,400	574,896
Green Plains, Inc.*	17,900	622,204
International Seaways, Inc.	7,855	115,311
Kosmos Energy Ltd.*	200,900	695,114
Laredo Petroleum, Inc.*	5,000	300,650
Magnolia Oil & Gas Corp., Class A	46,900	885,003
Matador Resources Co.	347,020	12,811,978
Murphy Oil Corp.	58,700	1,532,657
Nordic American Tankers Ltd. (x)	5,900	9,971
Northern Oil and Gas, Inc.	19,200	395,136
Oasis Petroleum, Inc.	8,100	1,020,519
Ovintiv, Inc.	101,300	3,413,810
Par Pacific Holdings, Inc.*	19,700	324,853
PBF Energy, Inc., Class A*	43,200	560,304
PDC Energy, Inc.	39,811	1,941,981
Range Resources Corp.*	106,700	1,902,461
Renewable Energy Group, Inc.*	19,500	827,580
REX American Resources Corp.*	2,100	201,600
Riley Exploration Permian, Inc.	200	3,864
Scorpio Tankers, Inc.	22,100	283,101
SFL Corp. Ltd.	13,400	109,210
SM Energy Co.	52,000	1,532,960
Southwestern Energy Co.*	386,377	1,800,517
Talos Energy, Inc.*	21,600	211,680
Tellurian, Inc.*	139,200	428,736
Uranium Energy Corp. (x)*	88,400	296,140
Whiting Petroleum Corp.*	15,800	1,021,944
World Fuel Services Corp.	31,600	836,452

		51,720,914

Total Energy		66,723,319

Financials (11.6%)
Banks (5.9%)
1st Source Corp.	35	1,736
Amalgamated Financial Corp.	4,000	67,080
Amerant Bancorp, Inc.	1,300	44,915
American National Bankshares, Inc.	3,500	131,880
Ameris Bancorp	30,420	1,511,266
Arrow Financial Corp.	2,863	100,863
Associated Banc-Corp.	60,600	1,368,954
Atlantic Union Bankshares Corp.	31,544	1,176,276
Banc of California, Inc.	21,000	412,020
BancFirst Corp.	8,200	578,592
Bancorp, Inc. (The)*	23,500	594,785
Bank First Corp. (x)	1,000	72,240
Bank of NT Butterfield & Son Ltd. (The)	26,100	994,671
BankUnited, Inc.	37,300	1,578,163

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Banner Corp.	13,700	$831,179
Bar Harbor Bankshares	300	8,679
Berkshire Hills Bancorp, Inc.	20,400	579,972
Brookline Bancorp, Inc.	33,856	548,129
Bryn Mawr Bank Corp.	6,900	310,569
Business First Bancshares, Inc.	500	14,155
Cadence Bank	78,125	2,327,344
Cambridge Bancorp	700	65,513
Camden National Corp.	4,025	193,844
Capital City Bank Group, Inc.	4,700	124,080
Capstar Financial Holdings, Inc.	600	12,618
Carter Bankshares, Inc.*	1,800	27,702
Cathay General Bancorp	29,001	1,246,753
CBTX, Inc.	1,600	46,400
CIT Group, Inc.	42,200	2,166,548
Citizens & Northern Corp.	4,200	109,704
City Holding Co.	7,300	597,067
Civista Bancshares, Inc.	2,800	68,320
CNB Financial Corp.	3,240	85,860
Coastal Financial Corp.*	400	20,248
Columbia Banking System, Inc.	33,075	1,082,214
Community Bank System, Inc.	22,596	1,682,950
ConnectOne Bancorp, Inc.	16,200	529,902
CrossFirst Bankshares, Inc.*	4,900	76,489
Customers Bancorp, Inc.*	10,800	705,996
CVB Financial Corp.	62,000	1,327,420
Dime Community Bancshares, Inc.	15,719	552,680
Eagle Bancorp, Inc.	17,930	1,046,036
Eastern Bankshares, Inc.	77,980	1,572,857
Enterprise Bancorp, Inc.	900	40,428
Enterprise Financial Services Corp.	16,084	757,396
Equity Bancshares, Inc., Class A	2,500	84,825
Farmers National Banc Corp.	4,800	89,040
FB Financial Corp.	16,444	720,576
Fidelity D&D Bancorp, Inc. (x)	400	23,600
Financial Institutions, Inc.	800	25,440
First Bancorp (Nasdaq Stock Exchange)	17,188	785,835
First Bancorp (Quotrix Stock Exchange)	100,800	1,389,024
First Bancorp, Inc. (The)	3,240	101,736
First Bank	400	5,804
First Busey Corp.	26,331	714,097
First Commonwealth Financial Corp.	36,600	588,894
First Community Bankshares, Inc.	3,500	116,970
First Financial Bancorp	48,365	1,179,139
First Financial Bankshares, Inc.	53,700	2,730,108
First Foundation, Inc.	11,200	278,432
First Internet Bancorp	1,300	61,152
First Interstate BancSystem, Inc., Class A	21,189	861,757
First Merchants Corp.	28,627	1,199,185
First Mid Bancshares, Inc.	1,000	42,790
First Midwest Bancorp, Inc.	49,600	1,015,808
First of Long Island Corp. (The)	800	17,272
Fulton Financial Corp.	81,500	1,385,500
German American Bancorp, Inc.	15,650	610,037
Glacier Bancorp, Inc.	41,730	2,366,091
Great Southern Bancorp, Inc.	200	11,850
Great Western Bancorp, Inc.	30,800	1,045,968
Guaranty Bancshares, Inc.	1,190	44,720
Hancock Whitney Corp.	35,902	1,795,818
HBT Financial, Inc.	1,200	22,476
Heartland Financial USA, Inc.	17,055	863,154
Heritage Financial Corp.	15,266	373,101
Hilltop Holdings, Inc.	24,399	857,381
Home BancShares, Inc.	61,075	1,487,176
HomeStreet, Inc.	4,700	244,400
HomeTrust Bancshares, Inc.	3,300	102,234
Hope Bancorp, Inc.	66,285	975,052
Horizon Bancorp, Inc.	800	16,680
Howard Bancorp, Inc.*	4,000	87,160
Independent Bank Corp.	400	9,548
Independent Bank Corp./MA	19,045	1,552,739
Independent Bank Group, Inc.	18,230	1,315,294
International Bancshares Corp.	20,600	873,234
Investors Bancorp, Inc.	103,072	1,561,541
Lakeland Bancorp, Inc.	17,110	324,919
Lakeland Financial Corp.	10,455	837,864
Live Oak Bancshares, Inc.	12,400	1,082,396
Macatawa Bank Corp.	3,600	31,752
Mercantile Bank Corp.	1,100	38,533
Meta Financial Group, Inc.	17,100	1,020,186
Metrocity Bankshares, Inc.	1,700	46,801
Mid Penn Bancorp, Inc.	100	3,174
MidWestOne Financial Group, Inc.	500	16,185
National Bank Holdings Corp., Class A	11,300	496,522
NBT Bancorp, Inc.	24,195	931,991
Northrim BanCorp, Inc.	300	13,038
OceanFirst Financial Corp.	24,343	540,415
OFG Bancorp	26,100	693,216
Old National Bancorp	80,280	1,454,674
Old Second Bancorp, Inc.	7,200	90,648
Origin Bancorp, Inc.	7,700	330,484
Orrstown Financial Services, Inc.	900	22,680
Pacific Premier Bancorp, Inc.	38,550	1,543,156
Park National Corp.	6,450	885,649
Peapack-Gladstone Financial Corp.	2,700	95,580
Peoples Bancorp, Inc.	2,334	74,244
Peoples Financial Services Corp.	400	21,076
Pinnacle Financial Partners, Inc.	157,380	15,029,790
Preferred Bank	4,900	351,771
Primis Financial Corp.	1,600	24,064
RBB Bancorp	500	13,100
Red River Bancshares, Inc.	400	21,400
Renasant Corp.	26,500	1,005,675
Republic Bancorp, Inc., Class A	1,300	66,092
Republic First Bancorp, Inc.*	200	744
S&T Bancorp, Inc.	21,059	663,780
Sandy Spring Bancorp, Inc.	22,941	1,103,003
Seacoast Banking Corp. of Florida	27,000	955,530
ServisFirst Bancshares, Inc.	19,300	1,639,342
Sierra Bancorp	2,800	76,020
Signature Bank	52,440	16,962,767
Silvergate Capital Corp., Class A*	9,200	1,363,440
Simmons First National Corp., Class A	48,718	1,441,078

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
SmartFinancial, Inc.	500	$13,680
South Plains Financial, Inc.	800	22,248
Southern First Bancshares, Inc.*	400	24,996
Southside Bancshares, Inc.	14,736	616,259
SouthState Corp.	29,150	2,335,206
Spirit of Texas Bancshares, Inc.	1,100	31,658
Stock Yards Bancorp, Inc.	12,150	776,142
Summit Financial Group, Inc.	1,400	38,430
SVB Financial Group*	13,076	8,868,666
Texas Capital Bancshares, Inc.*	19,400	1,168,850
Tompkins Financial Corp.	7,351	614,397
Towne Bank	29,009	916,394
TriCo Bancshares	10,782	463,195
TriState Capital Holdings, Inc.*	200	6,052
Triumph Bancorp, Inc.*	9,000	1,071,720
Trustmark Corp.	23,320	756,967
UMB Financial Corp.	19,060	2,022,457
United Bankshares, Inc.	51,502	1,868,493
United Community Banks, Inc.	36,600	1,315,404
Valley National Bancorp	173,977	2,392,184
Veritex Holdings, Inc.	24,420	971,428
Washington Trust Bancorp, Inc.	6,100	343,857
WesBanco, Inc.	31,975	1,118,805
West BanCorp, Inc.	4,300	133,601
Westamerica Bancorp	13,500	779,355

		137,008,354

Capital Markets (1.7%)
Ares Management Corp.	245,481	19,950,241
Artisan Partners Asset Management, Inc., Class A	27,100	1,291,044
Associated Capital Group, Inc., Class A	2,430	104,490
B Riley Financial, Inc.	8,600	764,196
BGC Partners, Inc., Class A	151,900	706,335
Blucora, Inc.*	2,700	46,764
Brightsphere Investment Group, Inc. (x)	23,200	593,920
Cohen & Steers, Inc.	11,366	1,051,469
Cowen, Inc., Class A	11,500	415,150
Donnelley Financial Solutions, Inc.*	12,400	584,536
Federated Hermes, Inc.	45,700	1,717,406
Focus Financial Partners, Inc., Class A*	23,027	1,375,172
GAMCO Investors, Inc., Class A	3,430	85,681
Hamilton Lane, Inc., Class A	14,800	1,533,576
Houlihan Lokey, Inc.	20,700	2,142,864
Moelis & Co., Class A	25,500	1,594,005
Open Lending Corp., Class A*	41,800	939,664
Piper Sandler Cos.	8,000	1,428,080
PJT Partners, Inc., Class A	10,900	807,581
Pzena Investment Management, Inc., Class A	7,700	72,919
StepStone Group, Inc., Class A	14,900	619,393
StoneX Group, Inc.*	10,900	667,625
Virtus Investment Partners, Inc.	3,395	1,008,655
WisdomTree Investments, Inc.	27,100	165,852

		39,666,618

Consumer Finance (0.4%)
Encore Capital Group, Inc.*	17,050	1,058,975
Enova International, Inc.*	16,700	684,032
FirstCash Holdings, Inc.	16,004	1,197,259
Green Dot Corp., Class A*	25,200	913,248
LendingClub Corp.*	38,200	923,676
LendingTree, Inc.*	4,700	576,220
Navient Corp.	76,600	1,625,452
Nelnet, Inc., Class A	10,450	1,020,756
Oportun Financial Corp.*	500	10,125
PRA Group, Inc.*	17,960	901,772
PROG Holdings, Inc.*	26,800	1,208,948
World Acceptance Corp.*	1,700	417,231

		10,537,694

Diversified Financial Services (0.1%)
Banco Latinoamericano de Comercio Exterior SA, Class E	720	11,952
Cannae Holdings, Inc.*	42,200	1,483,330
Marlin Business Services Corp.	8,200	190,896

		1,686,178

Insurance (2.2%)
American Equity Investment Life Holding Co.	34,180	1,330,286
American National Group, Inc.	3,000	566,520
AMERISAFE, Inc.	8,790	473,166
Argo Group International Holdings Ltd.	16,910	982,640
BRP Group, Inc., Class A*	16,500	595,815
Citizens, Inc. (x)*	15,900	84,429
CNO Financial Group, Inc.	52,600	1,253,984
Crawford & Co., Class A	2,500	18,725
Donegal Group, Inc., Class A	4,200	60,018
eHealth, Inc.*	12,700	323,850
Employers Holdings, Inc.	18,300	757,254
Enstar Group Ltd.*	5,950	1,473,161
Genworth Financial, Inc., Class A*	262,800	1,064,340
Goosehead Insurance, Inc., Class A	75,492	9,819,999
Greenlight Capital Re Ltd., Class A*	4,516	35,405
Horace Mann Educators Corp.	18,310	708,597
Independence Holding Co.	600	34,008
James River Group Holdings Ltd.	14,500	417,745
Kinsale Capital Group, Inc.	94,024	22,367,369
NI Holdings, Inc.*	3,800	71,858
Palomar Holdings, Inc.*	11,600	751,332
ProAssurance Corp.	25,000	632,500
RLI Corp.	16,000	1,793,600
Safety Insurance Group, Inc.	8,350	710,000
Selective Insurance Group, Inc.	23,840	1,953,450
Selectquote, Inc.*	56,679	513,512
SiriusPoint Ltd.*	29,400	239,022
State Auto Financial Corp.	7,000	361,830
Stewart Information Services Corp.	12,600	1,004,598
Trupanion, Inc.*	15,000	1,980,450
United Insurance Holdings Corp.	800	3,472

		52,382,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Mortgage Real Estate Investment Trusts (REITs) (0.5%)
Apollo Commercial Real Estate Finance, Inc. (REIT)	70,548	$928,411
Arbor Realty Trust, Inc. (REIT)	51,400	941,648
Blackstone Mortgage Trust, Inc. (REIT), Class A	55,500	1,699,410
Broadmark Realty Capital, Inc. (REIT)	64,100	604,463
Chimera Investment Corp. (REIT)	95,600	1,441,648
Great Ajax Corp. (REIT)	7,955	104,688
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	34,100	1,811,392
Invesco Mortgage Capital, Inc. (REIT)	99,700	277,166
Ladder Capital Corp. (REIT)	54,887	658,095
MFA Financial, Inc. (REIT)	226,100	1,031,016
New York Mortgage Trust, Inc. (REIT)	170,600	634,632
PennyMac Mortgage Investment Trust (REIT)	40,863	708,156
Ready Capital Corp. (REIT)	20,700	323,541
Redwood Trust, Inc. (REIT)	57,300	755,787
Two Harbors Investment Corp. (REIT)	136,500	787,605

		12,707,658

Thrifts & Mortgage Finance (0.8%)
Axos Financial, Inc.*	27,000	1,509,570
Bridgewater Bancshares, Inc.*	1,200	21,228
Capitol Federal Financial, Inc.	60,600	686,598
Columbia Financial, Inc.*	2,900	60,494
Essent Group Ltd.	44,300	2,016,979
Federal Agricultural Mortgage Corp., Class C	4,000	495,720
Flagstar Bancorp, Inc.	25,100	1,203,294
FS Bancorp, Inc.	500	16,815
Home Bancorp, Inc.	800	33,208
Kearny Financial Corp.	45,484	602,663
Luther Burbank Corp.	10,500	147,420
Mr Cooper Group, Inc.*	26,761	1,113,525
NMI Holdings, Inc., Class A*	40,300	880,555
Northwest Bancshares, Inc.	55,870	791,119
PCSB Financial Corp.	2,700	51,408
PennyMac Financial Services, Inc.	17,300	1,207,194
Premier Financial Corp.	14,994	463,465
Provident Bancorp, Inc.	1,308	24,329
Provident Financial Services, Inc.	36,756	890,230
Radian Group, Inc.	81,766	1,727,716
Southern Missouri Bancorp, Inc.	800	41,736
Walker & Dunlop, Inc.	11,300	1,704,944
Washington Federal, Inc.	34,900	1,164,962
Waterstone Financial, Inc.	400	8,744
WSFS Financial Corp.	23,171	1,161,330

		18,025,246

Total Financials		272,014,683

Health Care (18.4%)
Biotechnology (7.9%)
2seventy bio, Inc. (x)*	9,000	230,670
4D Molecular Therapeutics, Inc.*	1,300	28,522
89bio, Inc. (x)*	7,100	92,797
ACADIA Pharmaceuticals, Inc.*	47,900	1,117,986
Adagio Therapeutics, Inc. (x)*	8,200	59,532
ADC Therapeutics SA (x)*	195,072	3,940,454
Adverum Biotechnologies, Inc.*	36,400	64,064
Aeglea BioTherapeutics, Inc.*	14,100	66,975
Affimed NV*	48,400	267,168
Agenus, Inc.*	49,600	159,712
Agios Pharmaceuticals, Inc.*	24,700	811,889
Akebia Therapeutics, Inc.*	41,400	93,564
Akero Therapeutics, Inc.*	3,100	65,565
Akouos, Inc. (x)*	2,800	23,800
Albireo Pharma, Inc.*	7,100	165,359
Aldeyra Therapeutics, Inc.*	7,600	30,400
Alector, Inc.*	22,900	472,885
Alkermes plc*	64,200	1,493,292
Allakos, Inc.*	12,100	118,459
Allogene Therapeutics, Inc.*	24,177	360,721
Allovir, Inc.*	8,800	113,872
Altimmune, Inc.*	22,400	205,184
ALX Oncology Holdings, Inc.*	4,500	96,705
Amicus Therapeutics, Inc.*	130,500	1,507,275
AnaptysBio, Inc.*	7,700	267,575
Anavex Life Sciences Corp.*	24,300	421,362
Anika Therapeutics, Inc.*	5,100	182,733
Annexon, Inc.*	5,100	58,599
Apellis Pharmaceuticals, Inc.*	28,500	1,347,480
Applied Molecular Transport, Inc. (x)*	9,500	132,810
Applied Therapeutics, Inc.*	6,300	56,385
AquaBounty Technologies, Inc.*	11,500	24,150
Arcturus Therapeutics Holdings, Inc. (x)*	10,200	377,502
Arcus Biosciences, Inc.*	14,700	594,909
Arcutis Biotherapeutics, Inc.*	5,900	122,366
Arena Pharmaceuticals, Inc.*	27,640	2,568,862
Arrowhead Pharmaceuticals, Inc.*	174,270	11,554,101
Ascendis Pharma A/S (ADR)*	51,996	6,995,022
Atara Biotherapeutics, Inc.*	29,500	464,920
Athenex, Inc.*	37,800	51,408
Athersys, Inc. (x)*	43,000	38,812
Atossa Therapeutics, Inc. (x)*	50,700	81,120
Atreca, Inc., Class A (x)*	10,400	31,512
Avid Bioservices, Inc.*	24,500	714,910
Avidity Biosciences, Inc.*	14,400	342,288
Avrobio, Inc.*	14,700	56,595
Beam Therapeutics, Inc.*	19,300	1,538,017
Beyondspring, Inc. (x)*	11,300	51,189
BioAtla, Inc.*	1,400	27,482
BioCryst Pharmaceuticals, Inc.*	77,400	1,071,990
Biohaven Pharmaceutical Holding Co. Ltd.*	85,375	11,765,529
Bioxcel Therapeutics, Inc.*	3,700	75,221
Black Diamond Therapeutics, Inc. (x)*	14,900	79,417
Bluebird Bio, Inc.*	7,800	77,922
Blueprint Medicines Corp.*	110,466	11,832,013
Bolt Biotherapeutics, Inc. (x)*	500	2,450
Bridgebio Pharma, Inc. (x)*	43,076	718,508
Brooklyn ImmunoTherapeutics, Inc. (x)*	19,800	82,566

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
C4 Therapeutics, Inc.*	13,800	$444,360
CareDx, Inc.*	23,500	1,068,780
Catalyst Pharmaceuticals, Inc.*	42,700	289,079
Celldex Therapeutics, Inc.*	15,700	606,648
CEL-SCI Corp. (x)*	8,100	57,510
Cerevel Therapeutics Holdings, Inc. (x)*	15,500	502,510
ChemoCentryx, Inc.*	22,200	808,302
Chimerix, Inc.*	29,100	187,113
Chinook Therapeutics, Inc.*	13,040	212,682
Clovis Oncology, Inc. (x)*	34,100	92,411
Codiak Biosciences, Inc.*	300	3,342
Coherus Biosciences, Inc. (x)*	420,115	6,705,035
Cortexyme, Inc. (x)*	8,000	100,960
Crinetics Pharmaceuticals, Inc.*	10,500	298,305
Cue Biopharma, Inc.*	10,400	117,624
Cullinan Oncology, Inc. (x)*	3,100	47,833
Curis, Inc.*	39,000	185,640
Cytokinetics, Inc.*	32,500	1,481,350
CytomX Therapeutics, Inc.*	1,000	4,330
Deciphera Pharmaceuticals, Inc.*	18,600	181,722
Denali Therapeutics, Inc.*	36,400	1,623,440
DermTech, Inc. (x)*	9,500	150,100
Design Therapeutics, Inc. (x)*	900	19,269
Dynavax Technologies Corp. (x)*	47,500	668,325
Dyne Therapeutics, Inc. (x)*	2,500	29,725
Eagle Pharmaceuticals, Inc.*	3,700	188,404
Editas Medicine, Inc.*	27,600	732,780
Eiger BioPharmaceuticals, Inc.*	18,500	96,015
Emergent BioSolutions, Inc.*	20,700	899,829
Enanta Pharmaceuticals, Inc.*	7,900	590,762
Epizyme, Inc.*	36,900	92,250
Erasca, Inc. (x)*	232,603	3,623,955
Evelo Biosciences, Inc. (x)*	6,900	41,883
Exagen, Inc.*	600	6,978
Fate Therapeutics, Inc.*	34,500	2,018,595
FibroGen, Inc.*	42,600	600,660
Finch Therapeutics Group, Inc.*	200	1,994
Foghorn Therapeutics, Inc.*	700	16,009
Forma Therapeutics Holdings, Inc.*	13,000	184,860
Fortress Biotech, Inc. (x)*	18,800	47,000
Frequency Therapeutics, Inc. (x)*	14,000	71,820
G1 Therapeutics, Inc. (x)*	15,200	155,192
Generation Bio Co.*	17,478	123,744
Geron Corp. (x)*	291,700	355,874
Global Blood Therapeutics, Inc.*	24,000	702,480
Gossamer Bio, Inc.*	11,400	128,934
Greenwich Lifesciences, Inc. (x)*	1,500	36,495
Gritstone bio, Inc. (x)*	13,500	173,610
Halozyme Therapeutics, Inc.*	59,400	2,388,474
Harpoon Therapeutics, Inc.*	12,400	93,620
Heron Therapeutics, Inc. (x)*	43,700	398,981
Homology Medicines, Inc.*	15,300	55,692
Humanigen, Inc. (x)*	12,500	46,500
Ideaya Biosciences, Inc.*	9,300	219,852
IGM Biosciences, Inc. (x)*	3,300	96,789
ImmunityBio, Inc. (x)*	26,800	162,944
ImmunoGen, Inc.*	106,300	788,746
Immunovant, Inc.*	23,400	199,368
Inhibrx, Inc.*	10,800	471,636
Inovio Pharmaceuticals, Inc. (x)*	71,700	357,783
Inozyme Pharma, Inc.*	1,100	7,502
Insmed, Inc.*	50,400	1,372,896
Instil Bio, Inc. (x)*	324,877	5,558,646
Intellia Therapeutics, Inc.*	106,460	12,587,830
Intercept Pharmaceuticals, Inc. (x)*	3,300	53,757
Invitae Corp.*	80,200	1,224,654
Ironwood Pharmaceuticals, Inc.*	72,800	848,848
iTeos Therapeutics, Inc.*	9,400	437,664
IVERIC bio, Inc.*	37,000	618,640
Jounce Therapeutics, Inc.*	29,300	244,655
KalVista Pharmaceuticals, Inc.*	2,300	30,429
Karuna Therapeutics, Inc.*	7,700	1,008,700
Karyopharm Therapeutics, Inc. (x)*	29,500	189,685
Keros Therapeutics, Inc.*	3,700	216,487
Kezar Life Sciences, Inc.*	32,400	541,728
Kiniksa Pharmaceuticals Ltd., Class A*	6,700	78,859
Kodiak Sciences, Inc.*	15,200	1,288,656
Kronos Bio, Inc. (x)*	15,500	210,645
Krystal Biotech, Inc.*	4,900	342,755
Kura Oncology, Inc.*	26,400	369,600
Kymera Therapeutics, Inc.*	11,600	736,484
Legend Biotech Corp. (ADR) (x)*	149,743	6,979,521
LianBio (ADR)*	207,308	1,277,017
Ligand Pharmaceuticals, Inc.*	6,550	1,011,713
Lineage Cell Therapeutics, Inc. (x)*	16,900	41,405
MacroGenics, Inc.*	24,700	396,435
Madrigal Pharmaceuticals, Inc.*	4,500	381,330
Magenta Therapeutics, Inc.*	15,300	67,779
MannKind Corp. (x)*	96,800	423,016
MEI Pharma, Inc.*	48,400	129,228
MeiraGTx Holdings plc*	12,000	284,880
Mersana Therapeutics, Inc.*	22,900	142,438
MiMedx Group, Inc.*	44,500	268,780
Mirum Pharmaceuticals, Inc.*	7,500	119,625
Molecular Templates, Inc. (x)*	12,800	50,176
Morphic Holding, Inc.*	6,300	298,494
Mustang Bio, Inc.*	18,000	29,880
Myriad Genetics, Inc.*	38,100	1,051,560
Neoleukin Therapeutics, Inc.*	14,100	67,962
Nkarta, Inc.*	7,700	118,195
Nurix Therapeutics, Inc.*	12,500	361,875
Ocugen, Inc. (x)*	73,900	336,245
Olema Pharmaceuticals, Inc.*	3,300	30,888
Oncorus, Inc. (x)*	500	2,635
OPKO Health, Inc.*	204,200	982,202
Organogenesis Holdings, Inc.*	25,900	239,316
ORIC Pharmaceuticals, Inc.*	10,300	151,410
Oyster Point Pharma, Inc. (x)*	6,600	120,516
Passage Bio, Inc. (x)*	600	3,810
PDL BioPharma, Inc. (r)(x)*	73,900	125,256
PMV Pharmaceuticals, Inc.*	8,600	198,660
Poseida Therapeutics, Inc.*	2,100	14,301
Praxis Precision Medicines, Inc.*	4,500	88,650
Precigen, Inc. (x)*	35,700	132,447
Precision BioSciences, Inc.*	7,600	56,240
Prelude Therapeutics, Inc. (x)*	2,800	34,860
Prometheus Biosciences, Inc. (x)*	2,000	79,080
Protagonist Therapeutics, Inc.*	13,800	471,960

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Prothena Corp. plc*	13,600	$671,840
PTC Therapeutics, Inc.*	30,800	1,226,764
Puma Biotechnology, Inc.*	22,400	68,096
Radius Health, Inc.*	19,200	132,864
RAPT Therapeutics, Inc.*	6,400	235,072
Recursion Pharmaceuticals, Inc., Class A (x)*	43,815	750,551
REGENXBIO, Inc.*	18,700	611,490
Relay Therapeutics, Inc.*	23,400	718,614
Replimune Group, Inc.*	10,300	279,130
REVOLUTION Medicines, Inc.*	18,900	475,713
Rhythm Pharmaceuticals, Inc.*	16,700	166,666
Rigel Pharmaceuticals, Inc.*	56,000	148,400
Rocket Pharmaceuticals, Inc.*	15,900	347,097
Rubius Therapeutics, Inc.*	15,700	151,976
Sana Biotechnology, Inc.*	33,400	517,032
Sangamo Therapeutics, Inc.*	47,800	358,500
Scholar Rock Holding Corp.*	10,400	258,336
Selecta Biosciences, Inc.*	49,100	160,066
Seres Therapeutics, Inc.*	22,300	185,759
Sesen Bio, Inc.*	76,900	62,674
Shattuck Labs, Inc.*	2,200	18,722
Silverback Therapeutics, Inc. (x)*	1,300	8,658
Solid Biosciences, Inc.*	29,100	50,925
Sorrento Therapeutics, Inc. (x)*	108,400	504,060
Spectrum Pharmaceuticals, Inc.*	73,800	93,726
Spero Therapeutics, Inc.*	6,606	105,762
SpringWorks Therapeutics, Inc.*	10,600	656,988
SQZ Biotechnologies Co. (x)*	1,300	11,609
Stoke Therapeutics, Inc.*	6,100	146,339
Sutro Biopharma, Inc.*	10,300	153,264
Syndax Pharmaceuticals, Inc.*	10,000	218,900
Syros Pharmaceuticals, Inc. (x)*	10,500	34,230
Talaris Therapeutics, Inc. (x)*	1,000	15,290
Taysha Gene Therapies, Inc. (x)*	2,200	25,630
TCR2 Therapeutics, Inc.*	7,500	34,950
TG Therapeutics, Inc.*	54,400	1,033,600
Tonix Pharmaceuticals Holding Corp. (x)*	101,100	36,163
Travere Therapeutics, Inc.*	24,000	744,960
Turning Point Therapeutics, Inc.*	148,653	7,090,748
Twist Bioscience Corp.*	20,373	1,576,666
Ultragenyx Pharmaceutical, Inc.*	101,332	8,521,008
UroGen Pharma Ltd. (x)*	10,000	95,100
Vanda Pharmaceuticals, Inc.*	21,603	338,951
Vaxart, Inc. (x)*	17,500	109,725
Vaxcyte, Inc. (x)*	15,800	375,882
Veracyte, Inc.*	28,100	1,157,720
Verastem, Inc.*	32,600	66,830
Vericel Corp.*	20,300	797,790
Verve Therapeutics, Inc. (x)*	3,900	143,793
Viking Therapeutics, Inc. (x)*	29,600	136,160
Vir Biotechnology, Inc.*	190,163	7,962,125
Viracta Therapeutics, Inc.*	2,900	10,585
VistaGen Therapeutics, Inc.*	19,800	38,610
Werewolf Therapeutics, Inc.*	800	9,528
XBiotech, Inc. (x)	11,500	127,995
Xencor, Inc.*	27,600	1,107,312
XOMA Corp. (x)*	900	18,765
Y-mAbs Therapeutics, Inc.*	13,000	210,730
Zentalis Pharmaceuticals, Inc.*	13,510	1,135,651
ZIOPHARM Oncology, Inc. (x)*	95,265	103,839

		184,546,312

Health Care Equipment & Supplies (4.0%)
Accelerate Diagnostics, Inc. (x)*	1,000	5,220
Accuray, Inc.*	30,267	144,374
Alphatec Holdings, Inc.*	24,600	281,178
AngioDynamics, Inc.*	14,600	402,668
Apyx Medical Corp.*	5,600	71,792
Asensus Surgical, Inc. (x)*	109,900	121,989
Aspira Women’s Health, Inc. (x)*	32,200	56,994
AtriCure, Inc.*	259,490	18,042,340
Atrion Corp.	700	493,430
Avanos Medical, Inc.*	25,500	884,085
Axogen, Inc. (x)*	15,700	147,109
Axonics, Inc.*	17,700	991,200
BioLife Solutions, Inc.*	8,000	298,160
Bioventus, Inc., Class A*	13,807	200,063
Butterfly Network, Inc. (x)*	70,600	472,314
Cardiovascular Systems, Inc.*	19,100	358,698
Cerus Corp.*	72,400	493,044
ClearPoint Neuro, Inc. (x)*	3,600	40,392
CONMED Corp.	12,800	1,814,528
CryoLife, Inc.*	16,300	331,705
CryoPort, Inc.*	16,700	988,139
Cutera, Inc.*	6,600	272,712
CytoSorbents Corp.*	20,100	84,219
Eargo, Inc.*	5,000	25,500
Glaukos Corp.*	21,076	936,617
Haemonetics Corp.*	20,200	1,071,408
Heska Corp.*	3,300	602,217
Inari Medical, Inc.*	207,290	18,919,358
Inogen, Inc.*	6,900	234,600
Insulet Corp.*	45,095	11,998,427
Integer Holdings Corp.*	15,100	1,292,409
Intersect ENT, Inc.*	15,100	412,381
Invacare Corp.*	20,700	56,304
iRadimed Corp.*	4,700	217,187
iRhythm Technologies, Inc.*	13,900	1,635,891
Lantheus Holdings, Inc.*	33,100	956,259
LeMaitre Vascular, Inc.	7,200	361,656
LivaNova plc*	23,600	2,063,348
Meridian Bioscience, Inc.*	18,700	381,480
Merit Medical Systems, Inc.*	20,575	1,281,823
Mesa Laboratories, Inc.	2,300	754,607
Natus Medical, Inc.*	15,100	358,323
Neogen Corp.*	42,866	1,946,545
NeuroPace, Inc. (x)*	700	7,056
Nevro Corp.*	14,200	1,151,194
NuVasive, Inc.*	21,400	1,123,072
OraSure Technologies, Inc.*	24,500	212,905
Ortho Clinical Diagnostics Holdings plc*	38,273	818,659
Orthofix Medical, Inc.*	8,200	254,938
OrthoPediatrics Corp.*	5,500	329,230
Outset Medical, Inc.*	18,300	843,447
PAVmed, Inc. (x)*	20,200	49,692
Pulmonx Corp. (x)*	10,200	327,114
Pulse Biosciences, Inc. (x)*	6,470	95,821
Quotient Ltd. (x)*	23,000	59,570
Retractable Technologies, Inc. (x)*	19,600	135,828
SeaSpine Holdings Corp.*	12,800	174,336
Senseonics Holdings, Inc. (x)*	166,300	444,021
Shockwave Medical, Inc.*	13,556	2,417,441

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
SI-BONE, Inc.*	9,400	$208,774
Sientra, Inc.*	43,600	160,012
Silk Road Medical, Inc.*	224,534	9,567,394
STAAR Surgical Co.*	19,100	1,743,830
Stereotaxis, Inc.*	17,700	109,740
Surmodics, Inc.*	4,500	216,675
Tactile Systems Technology, Inc.*	8,200	156,046
TransMedics Group, Inc.*	9,100	174,356
Treace Medical Concepts, Inc.*	3,200	59,648
Utah Medical Products, Inc.	1,500	150,000
Vapotherm, Inc.*	6,600	136,686
Varex Imaging Corp.*	11,400	359,670
ViewRay, Inc. (x)*	31,000	170,810
Wright Medical Group NV Escrow (r)*	68,345	—

		94,160,658

Health Care Providers & Services (2.4%)
1Life Healthcare, Inc.*	46,700	820,519
Accolade, Inc.*	20,192	532,261
AdaptHealth Corp.*	32,575	796,785
Addus HomeCare Corp.*	6,900	645,219
Agiliti, Inc. (x)*	6,000	138,960
Alignment Healthcare, Inc.*	678,940	9,545,896
AMN Healthcare Services, Inc.*	19,900	2,434,367
Apollo Medical Holdings, Inc. (x)*	14,500	1,065,460
Apria, Inc.*	3,700	120,620
Aveanna Healthcare Holdings, Inc.*	11,200	82,880
Brookdale Senior Living, Inc.*	71,500	368,940
Castle Biosciences, Inc.*	8,500	364,395
Community Health Systems, Inc.*	49,800	662,838
CorVel Corp.*	3,500	728,000
Covetrus, Inc.*	48,900	976,533
Cross Country Healthcare, Inc.*	14,700	408,072
Ensign Group, Inc. (The)	21,500	1,805,140
Fulgent Genetics, Inc. (x)*	6,200	623,658
Guardant Health, Inc.*	110,854	11,087,617
Hanger, Inc.*	15,100	273,763
HealthEquity, Inc.*	32,800	1,451,072
InfuSystem Holdings, Inc.*	3,800	64,714
Innovage Holding Corp. (x)*	3,600	18,000
Joint Corp. (The)*	6,300	413,847
LHC Group, Inc.*	12,973	1,780,285
Magellan Health, Inc.*	11,900	1,130,381
MEDNAX, Inc.*	30,200	821,742
ModivCare, Inc.*	4,900	726,621
National HealthCare Corp.	6,100	414,434
National Research Corp.	4,200	174,384
Ontrak, Inc. (x)*	6,700	42,143
Option Care Health, Inc.*	57,850	1,645,254
Owens & Minor, Inc.	32,050	1,394,175
Patterson Cos., Inc.	38,700	1,135,845
Pennant Group, Inc. (The)*	10,000	230,800
PetIQ, Inc.*	9,100	206,661
Privia Health Group, Inc.*	7,800	201,786
Progyny, Inc.*	25,300	1,273,855
R1 RCM, Inc.*	47,200	1,203,128
RadNet, Inc.*	18,500	557,035
Select Medical Holdings Corp.	50,019	1,470,559
SOC Telemed, Inc. (x)*	2,300	2,944
Surgery Partners, Inc.*	12,700	678,307
Tenet Healthcare Corp.*	40,700	3,324,783
Tivity Health, Inc.*	20,732	548,154
Triple-S Management Corp.*	7,313	260,928
US Physical Therapy, Inc.	6,200	592,410
Viemed Healthcare, Inc. (x)*	14,200	74,124

		55,320,294

Health Care Technology (0.5%)
Allscripts Healthcare Solutions, Inc.*	65,500	1,208,475
American Well Corp., Class A*	77,900	470,516
Computer Programs and Systems, Inc.*	5,600	164,080
Evolent Health, Inc., Class A*	27,900	771,993
Forian, Inc. (x)	1,300	11,726
Health Catalyst, Inc.*	19,400	768,628
HealthStream, Inc.*	8,300	218,788
iCAD, Inc.*	7,000	50,400
Inspire Medical Systems, Inc.*	10,900	2,507,654
Multiplan Corp. (x)*	25,900	114,737
NantHealth, Inc.*	27,400	28,907
NextGen Healthcare, Inc.*	23,900	425,181
Omnicell, Inc.*	18,100	3,265,964
OptimizeRx Corp.*	6,800	422,348
Phreesia, Inc.*	18,900	787,374
Schrodinger, Inc.*	18,110	630,771
Simulations Plus, Inc. (x)	6,300	297,990
Tabula Rasa HealthCare, Inc. (x)*	8,200	123,000
Vocera Communications, Inc.*	12,100	784,564

		13,053,096

Life Sciences Tools & Services (2.9%)
10X Genomics, Inc., Class A*	120,418	17,937,465
Berkeley Lights, Inc.*	19,200	349,056
Bionano Genomics, Inc. (x)*	112,600	336,674
ChromaDex Corp. (x)*	7,400	27,676
Codexis, Inc.*	24,000	750,480
Fluidigm Corp. (x)*	26,200	102,704
ICON plc*	60,380	18,699,686
Inotiv, Inc.*	1,400	58,898
Medpace Holdings, Inc.*	11,100	2,415,804
NanoString Technologies, Inc.*	19,200	810,816
NeoGenomics, Inc.*	43,800	1,494,456
Pacific Biosciences of California, Inc.*	81,700	1,671,582
Personalis, Inc.*	14,300	204,061
Quanterix Corp.*	12,400	525,760
Repligen Corp.*	82,489	21,846,387
Seer, Inc. (x)*	16,100	367,241

		67,598,746

Pharmaceuticals (0.7%)
Aclaris Therapeutics, Inc.*	10,000	145,400
Aerie Pharmaceuticals, Inc.*	11,000	77,220
Amphastar Pharmaceuticals, Inc.*	16,400	381,956
Angion Biomedica Corp. (x)*	100	290
ANI Pharmaceuticals, Inc.*	6,100	281,088
Antares Pharma, Inc.*	43,700	156,009
Arvinas, Inc.*	17,500	1,437,450
Atea Pharmaceuticals, Inc.*	25,900	231,546
Athira Pharma, Inc. (x)*	27,400	357,022

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Axsome Therapeutics, Inc. (x)*	12,500	$472,250
BioDelivery Sciences International, Inc.*	46,300	143,530
Cara Therapeutics, Inc.*	7,900	96,222
Cassava Sciences, Inc. (x)*	14,600	638,020
Citius Pharmaceuticals, Inc. (x)*	91,100	140,294
Collegium Pharmaceutical, Inc.*	10,700	199,876
Corcept Therapeutics, Inc.*	40,500	801,900
CorMedix, Inc. (x)*	14,400	65,520
Cymabay Therapeutics, Inc.*	26,100	88,218
Durect Corp. (x)*	500	493
Edgewise Therapeutics, Inc. (x)*	1,700	25,976
Endo International plc*	105,600	397,056
Esperion Therapeutics, Inc. (x)*	11,800	59,000
Evolus, Inc.*	9,800	63,798
Fulcrum Therapeutics, Inc. (x)*	8,200	145,058
Harmony Biosciences Holdings, Inc.*	8,600	366,704
Ikena Oncology, Inc. (x)*	500	6,270
Innoviva, Inc.*	20,000	345,000
Intra-Cellular Therapies, Inc.*	32,000	1,674,880
Kala Pharmaceuticals, Inc. (x)*	21,700	26,257
Kaleido Biosciences, Inc. (x)*	9,100	21,749
Marinus Pharmaceuticals, Inc. (x)*	9,824	116,709
Mind Medicine MindMed, Inc. (x)*	83,700	115,506
NGM Biopharmaceuticals, Inc.*	8,800	155,848
Nuvation Bio, Inc. (x)*	60,429	513,647
Ocular Therapeutix, Inc.*	31,000	216,070
Omeros Corp. (x)*	25,900	166,537
Oramed Pharmaceuticals, Inc. (x)*	5,000	71,400
Pacira BioSciences, Inc.*	21,300	1,281,621
Paratek Pharmaceuticals, Inc. (x)*	29,600	132,904
Phathom Pharmaceuticals, Inc.*	2,600	51,142
Phibro Animal Health Corp., Class A	7,400	151,108
Pliant Therapeutics, Inc. (x)*	10,300	139,050
Prestige Consumer Healthcare, Inc.*	22,700	1,376,755
Provention Bio, Inc. (x)*	33,500	188,270
Rain Therapeutics, Inc. (x)*	1,000	12,880
Reata Pharmaceuticals, Inc., Class A*	11,000	290,070
Relmada Therapeutics, Inc.*	6,400	144,192
Revance Therapeutics, Inc.*	29,200	476,544
SIGA Technologies, Inc.*	28,900	217,328
Supernus Pharmaceuticals, Inc.*	24,500	714,420
Tarsus Pharmaceuticals, Inc.*	700	15,750
Terns Pharmaceuticals, Inc. (x)*	400	2,828
TherapeuticsMD, Inc. (x)*	66,000	23,463
Theravance Biopharma, Inc. (x)*	23,300	257,465
Verrica Pharmaceuticals, Inc. (x)*	7,600	69,616
WaVe Life Sciences Ltd.*	10,800	33,912
Zogenix, Inc.*	27,700	450,125

		16,231,212

Total Health Care		430,910,318

Industrials (16.3%)
Aerospace & Defense (1.6%)
AAR Corp.*	17,100	667,413
Aerojet Rocketdyne Holdings, Inc.	35,500	1,659,980
AeroVironment, Inc.*	10,000	620,300
Axon Enterprise, Inc.*	109,557	17,200,449
Howmet Aerospace, Inc.	393,730	12,532,426
Kaman Corp.	14,300	617,045
Kratos Defense & Security Solutions, Inc.*	59,500	1,154,300
Maxar Technologies, Inc.	28,100	829,793
Moog, Inc., Class A	15,100	1,222,647
Parsons Corp.*	9,600	323,040
Triumph Group, Inc.*	16,800	311,304

		37,138,697

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	27,700	813,826
Atlas Air Worldwide Holdings, Inc.*	11,000	1,035,320
Forward Air Corp.	12,200	1,477,298
Hub Group, Inc., Class A*	15,000	1,263,600

		4,590,044

Airlines (0.1%)
Allegiant Travel Co.*	6,490	1,213,889
Hawaiian Holdings, Inc.*	25,400	466,598
SkyWest, Inc.*	23,800	935,340
Spirit Airlines, Inc.*	43,100	941,735

		3,557,562

Building Products (2.4%)
AAON, Inc.	20,562	1,633,240
American Woodmark Corp.*	7,200	469,440
Apogee Enterprises, Inc.	12,300	592,245
Armstrong World Industries, Inc.	158,420	18,395,730
Cornerstone Building Brands, Inc. (x)*	3,100	54,064
CSW Industrials, Inc.	6,700	809,762
Gibraltar Industries, Inc.*	13,000	866,840
Griffon Corp.	15,100	430,048
JELD-WEN Holding, Inc.*	31,717	836,060
Masonite International Corp.*	10,800	1,273,860
PGT Innovations, Inc.*	22,700	510,523
Quanex Building Products Corp.	4,000	99,120
Resideo Technologies, Inc.*	61,700	1,606,051
Simpson Manufacturing Co., Inc.	17,900	2,489,353
Trex Co., Inc.*	157,760	21,302,333
UFP Industries, Inc.	26,700	2,456,667
Zurn Water Solutions Corp.	51,600	1,878,240

		55,703,576

Commercial Services & Supplies (0.8%)
ABM Industries, Inc.	28,300	1,156,055
ACCO Brands Corp.	12,700	104,902
Brady Corp., Class A	18,000	970,200
Brink’s Co. (The)	21,900	1,435,983
Casella Waste Systems, Inc., Class A*	21,700	1,853,614
Cimpress plc*	7,600	544,236

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
CoreCivic, Inc. (REIT)*	53,500	$533,395
Deluxe Corp.	16,600	533,026
Harsco Corp.*	41,400	691,794
Healthcare Services Group, Inc.	34,500	613,755
HNI Corp.	22,100	929,305
Interface, Inc.	9,700	154,715
KAR Auction Services, Inc.*	64,400	1,005,928
Matthews International Corp., Class A	17,344	636,004
MillerKnoll, Inc.	29,440	1,153,754
Montrose Environmental Group, Inc.*	9,200	648,692
Pitney Bowes, Inc.	88,500	586,755
Steelcase, Inc., Class A	44,100	516,852
Tetra Tech, Inc.	20,800	3,531,840
UniFirst Corp.	5,700	1,199,280
US Ecology, Inc.*	14,290	456,423
Viad Corp.*	6,600	282,414

		19,538,922

Construction & Engineering (0.8%)
Ameresco, Inc., Class A*	10,200	830,688
API Group Corp.*	69,800	1,798,746
Arcosa, Inc.	22,600	1,191,020
Comfort Systems USA, Inc.	15,700	1,553,358
Construction Partners, Inc., Class A*	9,300	273,513
Dycom Industries, Inc.*	15,000	1,406,400
EMCOR Group, Inc.	22,600	2,879,014
Fluor Corp.*	70,200	1,738,854
Granite Construction, Inc.	21,421	828,993
Great Lakes Dredge & Dock Corp.*	26,100	410,292
MYR Group, Inc.*	5,600	619,080
NV5 Global, Inc.*	3,900	538,668
Primoris Services Corp.	22,900	549,142
WillScot Mobile Mini Holdings Corp.*	80,863	3,302,445

		17,920,213

Electrical Equipment (1.7%)
AMETEK, Inc.	98,245	14,445,945
Array Technologies, Inc.*	51,100	801,759
Atkore, Inc.*	21,200	2,357,228
AZZ, Inc.	13,300	735,357
Blink Charging Co. (x)*	14,600	387,046
Bloom Energy Corp., Class A (x)*	55,800	1,223,694
Encore Wire Corp.	8,000	1,144,800
EnerSys	17,600	1,391,456
FuelCell Energy, Inc. (x)*	133,800	695,760
GrafTech International Ltd.	68,300	807,989
Plug Power, Inc.*	490,970	13,860,083
Stem, Inc.*	43,348	822,311
TPI Composites, Inc.*	2,800	41,888
Vicor Corp.*	7,600	965,048

		39,680,364

Machinery (4.6%)
Alamo Group, Inc.	5,100	750,618
Albany International Corp., Class A	13,400	1,185,230
Altra Industrial Motion Corp.	27,593	1,422,971
Astec Industries, Inc.	11,400	789,678
Barnes Group, Inc.	24,610	1,146,580
Chart Industries, Inc.*	100,060	15,958,569
Columbus McKinnon Corp.	9,300	430,218
Desktop Metal, Inc., Class A*	58,300	288,585
Douglas Dynamics, Inc.	7,700	300,762
Energy Recovery, Inc.*	5,300	113,897
Enerpac Tool Group Corp.	31,200	632,736
EnPro Industries, Inc.	9,700	1,067,679
ESCO Technologies, Inc.	13,600	1,223,864
Evoqua Water Technologies Corp.*	44,027	2,058,262
Federal Signal Corp.	27,900	1,209,186
Franklin Electric Co., Inc.	17,500	1,654,800
Gorman-Rupp Co. (The)	8,700	387,585
Greenbrier Cos., Inc. (The)	17,400	798,486
Helios Technologies, Inc.	12,000	1,262,040
Hillenbrand, Inc.	34,026	1,769,012
Hydrofarm Holdings Group, Inc.*	15,000	424,350
Hyliion Holdings Corp. (x)*	20,600	127,720
Hyster-Yale Materials Handling, Inc.	300	12,330
Ideanomics, Inc. (x)*	163,600	196,320
Ingersoll Rand, Inc.	274,794	17,001,505
ITT, Inc.	149,860	15,314,193
John Bean Technologies Corp.	12,500	1,919,500
Kadant, Inc.	5,700	1,313,736
Kennametal, Inc.	31,600	1,134,756
Lindsay Corp.	5,100	775,200
Meritor, Inc.*	30,600	758,268
Middleby Corp. (The)*	86,910	17,100,412
Mueller Industries, Inc.	23,900	1,418,704
Mueller Water Products, Inc., Class A	75,800	1,091,520
Nikola Corp. (x)*	80,300	792,561
Proto Labs, Inc.*	13,100	672,685
RBC Bearings, Inc.*	10,600	2,140,882
Shyft Group, Inc. (The)	13,300	653,429
SPX Corp.*	21,700	1,295,056
SPX FLOW, Inc.	19,900	1,720,952
Standex International Corp.	6,600	730,356
Tennant Co.	9,200	745,568
Terex Corp.	29,400	1,292,130
Trinity Industries, Inc.	34,700	1,047,940
Wabash National Corp.	9,300	181,536
Watts Water Technologies, Inc., Class A	10,892	2,114,900
Welbilt, Inc.*	60,300	1,433,331

		107,860,598

Marine (0.1%)
Matson, Inc.	17,500	1,575,525

Professional Services (1.4%)
ASGN, Inc.*	20,900	2,579,060
CBIZ, Inc.*	25,100	981,912
Exponent, Inc.	21,700	2,533,041
Huron Consulting Group, Inc.*	13,569	677,093
ICF International, Inc.	8,000	820,400
Insperity, Inc.	14,700	1,736,217
Jacobs Engineering Group, Inc.	92,660	12,901,052
KBR, Inc.	60,900	2,900,058

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Kelly Services, Inc., Class A	5,900	$98,943
Kforce, Inc.	9,700	729,634
Korn Ferry	21,400	1,620,622
ManTech International Corp., Class A	10,700	780,351
TriNet Group, Inc.*	18,000	1,714,680
TrueBlue, Inc.*	15,000	415,050
Upwork, Inc.*	46,700	1,595,272

		32,083,385

Road & Rail (1.1%)
ArcBest Corp.	12,900	1,546,065
Avis Budget Group, Inc.*	15,714	3,258,612
Heartland Express, Inc.	3,000	50,460
Marten Transport Ltd.	26,949	462,445
Saia, Inc.*	11,200	3,774,736
TFI International, Inc.	136,730	15,328,800
Werner Enterprises, Inc.	30,400	1,448,864

		25,869,982

Trading Companies & Distributors (1.5%)
Applied Industrial Technologies, Inc.	14,900	1,530,230
Beacon Roofing Supply, Inc.*	23,900	1,370,665
Boise Cascade Co.	17,900	1,274,480
GATX Corp.	13,700	1,427,403
GMS, Inc.*	18,200	1,094,002
H&E Equipment Services, Inc.	15,100	668,477
Herc Holdings, Inc.	9,600	1,502,880
McGrath RentCorp	10,300	826,678
MRC Global, Inc.*	7,700	52,976
NOW, Inc.*	37,300	318,542
Rush Enterprises, Inc., Class A	19,950	1,110,018
SiteOne Landscape Supply, Inc.*	80,941	19,610,385
Textainer Group Holdings Ltd.	24,200	864,182
Triton International Ltd.	29,300	1,764,739
Veritiv Corp.*	6,200	759,934
WESCO International, Inc.*	17,803	2,342,697

		36,518,288

Total Industrials		382,037,156

Information Technology (23.4%)
Communications Equipment (1.0%)
ADTRAN, Inc.	18,200	415,506
Calix, Inc. (x)*	25,500	2,039,235
Ciena Corp.*	194,520	14,972,204
Extreme Networks, Inc.*	55,900	877,630
Harmonic, Inc.*	35,400	416,304
Infinera Corp.*	75,000	719,250
KVH Industries, Inc.*	1,200	11,028
NETGEAR, Inc.*	12,900	376,809
NetScout Systems, Inc.*	32,000	1,058,560
Plantronics, Inc.*	16,500	484,110
Viavi Solutions, Inc.*	99,800	1,758,476

		23,129,112

Electronic Equipment, Instruments & Components (3.4%)
Advanced Energy Industries, Inc.	15,800	1,438,748
Badger Meter, Inc.	11,600	1,236,096
Belden, Inc.	22,200	1,459,206
Benchmark Electronics, Inc.	24,300	658,530
Cognex Corp.	227,430	17,684,957
CTS Corp.	21,400	785,808
ePlus, Inc.*	13,200	711,216
Fabrinet*	14,800	1,753,356
FARO Technologies, Inc.*	7,695	538,804
II-VI, Inc. (x)*	40,065	2,737,641
Insight Enterprises, Inc.*	16,000	1,705,600
Itron, Inc.*	20,000	1,370,400
Knowles Corp.*	46,700	1,090,445
Littelfuse, Inc.	48,470	15,252,540
Methode Electronics, Inc.	18,800	924,396
MicroVision, Inc. (x)*	63,400	317,634
nLight, Inc.*	15,100	361,645
Novanta, Inc.*	114,920	20,263,844
OSI Systems, Inc.*	7,700	717,640
PAR Technology Corp.*	8,700	459,099
Plexus Corp.*	13,795	1,322,802
Rogers Corp.*	7,200	1,965,600
Sanmina Corp.*	31,700	1,314,282
ScanSource, Inc.*	3,800	133,304
TTM Technologies, Inc.*	53,300	794,170
Vishay Intertechnology, Inc.	61,200	1,338,444

		78,336,207

IT Services (3.3%)
BigCommerce Holdings, Inc.*	18,800	664,956
Brightcove, Inc.*	6,500	66,430
Cass Information Systems, Inc.	733	28,822
Conduent, Inc.*	59,900	319,866
CSG Systems International, Inc.	16,300	939,206
DigitalOcean Holdings, Inc. (x)*	126,545	10,165,360
Evertec, Inc.	29,400	1,469,412
Evo Payments, Inc., Class A*	27,300	698,880
ExlService Holdings, Inc.*	13,800	1,997,826
Flywire Corp. (x)*	296,223	11,274,247
Grid Dynamics Holdings, Inc.*	16,300	618,911
LiveRamp Holdings, Inc.*	30,976	1,485,299
MAXIMUS, Inc.	26,120	2,080,980
MoneyGram International, Inc.*	13,900	109,671
MongoDB, Inc.*	53,050	28,082,018
Paya Holdings, Inc.*	23,700	150,258
Perficient, Inc.*	13,900	1,797,131
Rackspace Technology, Inc.*	7,000	94,290
Repay Holdings Corp.*	29,100	531,657
Shift4 Payments, Inc., Class A*	202,543	11,733,316
TTEC Holdings, Inc.	9,300	842,115
Tucows, Inc., Class A (x)*	200	16,764
Unisys Corp.*	29,900	615,043
Verra Mobility Corp.*	58,600	904,198

		76,686,656

Semiconductors & Semiconductor Equipment (7.4%)
Ambarella, Inc.*	13,900	2,820,171
Amkor Technology, Inc.	39,500	979,205
Axcelis Technologies, Inc.*	14,600	1,088,576
CEVA, Inc.*	7,800	337,272
CMC Materials, Inc.	13,120	2,514,973
Cohu, Inc.*	15,777	600,946
Diodes, Inc.*	17,300	1,899,713
Entegris, Inc.	137,390	19,039,506
FormFactor, Inc.*	35,661	1,630,421
Ichor Holdings Ltd.*	10,300	474,109

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Impinj, Inc.*	5,600	$496,720
Kulicke & Soffa Industries, Inc.	24,500	1,483,230
Lattice Semiconductor Corp.*	330,431	25,463,013
MACOM Technology Solutions Holdings, Inc.*	273,473	21,412,936
MaxLinear, Inc.*	27,656	2,084,986
Meta Materials, Inc. (x)*	84,650	208,239
Monolithic Power Systems, Inc.	44,860	22,130,784
ON Semiconductor Corp.*	290,015	19,697,819
Onto Innovation, Inc.*	21,075	2,133,422
Photronics, Inc.*	18,400	346,840
Power Integrations, Inc.	24,200	2,247,938
Rambus, Inc.*	49,100	1,443,049
Semtech Corp.*	26,900	2,392,217
Silicon Laboratories, Inc.*	15,164	3,130,153
SiTime Corp.*	5,100	1,491,954
SMART Global Holdings, Inc.*	6,700	475,633
SunPower Corp. (x)*	38,800	809,756
Synaptics, Inc.*	75,243	21,783,601
Ultra Clean Holdings, Inc.*	18,200	1,043,952
Veeco Instruments, Inc.*	17,049	485,385
Wolfspeed, Inc.*	104,520	11,682,200

		173,828,719

Software (8.2%)
8x8, Inc.*	49,000	821,240
A10 Networks, Inc.	23,000	381,340
ACI Worldwide, Inc.*	49,081	1,703,111
Agilysys, Inc.*	6,250	277,875
Alarm.com Holdings, Inc.*	21,800	1,848,858
Altair Engineering, Inc., Class A*	19,500	1,507,740
American Software, Inc., Class A	12,000	314,040
Appfolio, Inc., Class A*	7,900	956,374
Appian Corp. (x)*	16,800	1,095,528
Asana, Inc., Class A*	29,600	2,206,680
Avalara, Inc.*	140,508	18,140,988
Avaya Holdings Corp.*	37,000	732,600
Blackbaud, Inc. (x)*	20,300	1,603,294
Blackline, Inc.*	20,900	2,163,986
Bottomline Technologies DE, Inc.*	17,100	965,637
Box, Inc., Class A*	59,700	1,563,543
Cerence, Inc.*	15,100	1,157,264
CommVault Systems, Inc.*	20,200	1,392,184
Consensus Cloud Solutions, Inc.*	5,600	324,072
Digital Turbine, Inc.*	37,600	2,293,224
Domo, Inc., Class B*	12,800	634,880
Dynatrace, Inc.*	278,269	16,793,534
E2open Parent Holdings, Inc. (x)*	62,700	706,002
Ebix, Inc.	3,200	97,280
Envestnet, Inc.*	21,900	1,737,546
Freshworks, Inc., Class A*	460,611	12,095,645
HashiCorp, Inc., Class A (x)*	97,961	8,918,369
InterDigital, Inc.	16,900	1,210,547
JFrog Ltd.*	20,700	614,790
LivePerson, Inc.*	25,500	910,860
Manhattan Associates, Inc.*	131,876	20,505,399
Marathon Digital Holdings, Inc. (x)*	38,200	1,255,252
MicroStrategy, Inc., Class A (x)*	3,300	1,796,817
Mimecast Ltd.*	23,300	1,853,981
Mitek Systems, Inc.*	16,600	294,650
Model N, Inc.*	15,100	453,453
Momentive Global, Inc.*	59,400	1,256,310
Monday.com Ltd. (x)*	37,559	11,595,214
OneSpan, Inc.*	5,800	98,194
PagerDuty, Inc.*	32,300	1,122,425
Ping Identity Holding Corp.*	15,900	363,792
Progress Software Corp.	22,850	1,102,969
PROS Holdings, Inc.*	19,550	674,279
Q2 Holdings, Inc.*	22,500	1,787,400
Qualys, Inc.*	13,500	1,852,470
Rapid7, Inc.*	23,800	2,801,022
Riot Blockchain, Inc. (x)*	33,800	754,754
Sailpoint Technologies Holdings, Inc.*	40,800	1,972,272
Samsara, Inc., Class A (x)*	369,654	10,390,974
Sapiens International Corp. NV	7,400	254,930
Smartsheet, Inc., Class A*	184,415	14,282,942
Sprout Social, Inc., Class A*	17,700	1,605,213
SPS Commerce, Inc.*	14,300	2,035,605
Sumo Logic, Inc.*	32,700	443,412
Telos Corp.*	15,400	237,468
Tenable Holdings, Inc.*	35,200	1,938,464
Upland Software, Inc.*	10,400	186,576
Varonis Systems, Inc.*	321,375	15,676,673
Verint Systems, Inc.*	30,121	1,581,654
Vonage Holdings Corp.*	93,400	1,941,786
Workiva, Inc.*	17,700	2,309,673
Xperi Holding Corp.	56,893	1,075,847
Yext, Inc.*	56,900	564,448
Zuora, Inc., Class A*	42,700	797,636

		192,032,985

Technology Hardware, Storage & Peripherals (0.1%)
3D Systems Corp.*	56,000	1,206,240
Avid Technology, Inc.*	13,500	439,695
Diebold Nixdorf, Inc.*	14,000	126,700
Super Micro Computer, Inc.*	22,200	975,690

		2,748,325

Total Information Technology		546,762,004

Materials (1.9%)
Chemicals (1.0%)
AdvanSix, Inc.	8,300	392,175
Amyris, Inc. (x)*	67,000	362,470
Avient Corp.	36,084	2,018,900
Balchem Corp.	14,100	2,377,260
Cabot Corp.	22,500	1,264,500
Chase Corp.	2,300	228,988
Danimer Scientific, Inc. (x)*	27,500	234,300
Ferro Corp.*	44,554	972,614
GCP Applied Technologies, Inc.*	24,600	778,836
HB Fuller Co.	21,800	1,765,800
Ingevity Corp.*	19,600	1,405,320
Innospec, Inc.	12,300	1,111,182
Kraton Corp.*	14,800	685,536
Livent Corp.*	69,100	1,684,658
Minerals Technologies, Inc.	16,000	1,170,400
Orion Engineered Carbons SA*	27,600	506,736
Quaker Chemical Corp.	5,500	1,269,290
Sensient Technologies Corp.	17,700	1,771,062

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Stepan Co.	8,200	$1,019,178
Trinseo plc	16,300	855,098
Tronox Holdings plc, Class A	41,000	985,230

		22,859,533

Construction Materials (0.1%)
Summit Materials, Inc., Class A*	52,546	2,109,196

Containers & Packaging (0.1%)
Greif, Inc., Class A	11,500	694,255
Greif, Inc., Class B	300	17,934
Myers Industries, Inc.	7,800	156,078
O-I Glass, Inc.*	78,100	939,543
Ranpak Holdings Corp.*	13,900	522,362
TriMas Corp.	21,100	780,700

		3,110,872

Metals & Mining (0.6%)
Allegheny Technologies, Inc.*	57,400	914,382
Arconic Corp.*	49,600	1,637,296
Carpenter Technology Corp.	21,800	636,342
Coeur Mining, Inc.*	122,870	619,265
Commercial Metals Co.	51,500	1,868,935
Compass Minerals International, Inc.	16,500	842,820
Constellium SE*	49,200	881,172
Hecla Mining Co.	219,421	1,145,378
Kaiser Aluminum Corp.	8,100	760,914
Materion Corp.	7,700	707,938
MP Materials Corp. (x)*	29,200	1,326,264
Novagold Resources, Inc.*	125,900	863,674
Schnitzer Steel Industries, Inc., Class A	12,200	633,424
Warrior Met Coal, Inc.	19,700	506,487
Worthington Industries, Inc.	17,699	967,427

		14,311,718

Paper & Forest Products (0.1%)
Glatfelter Corp. (x)	1,200	20,640
Neenah, Inc.	6,700	310,076
Schweitzer-Mauduit International, Inc.	16,000	478,400

		809,116

Total Materials		43,200,435

Real Estate (4.1%)
Equity Real Estate Investment Trusts (REITs) (3.7%)
Acadia Realty Trust (REIT)	38,586	842,332
Agree Realty Corp. (REIT)	26,500	1,891,040
Alexander & Baldwin, Inc. (REIT)	38,251	959,718
American Assets Trust, Inc. (REIT)	19,996	750,450
American Finance Trust, Inc. (REIT)	49,600	452,848
Apartment Investment and Management Co. (REIT), Class A*	59,600	460,112
Apple Hospitality REIT, Inc. (REIT)	84,100	1,358,215
Brandywine Realty Trust (REIT)	68,000	912,560
Broadstone Net Lease, Inc. (REIT)	57,000	1,414,740
CareTrust REIT, Inc. (REIT)	44,300	1,011,369
Centerspace (REIT)	5,632	624,589
Community Healthcare Trust, Inc. (REIT)	8,200	387,614
Corporate Office Properties Trust (REIT)	45,200	1,264,244
DiamondRock Hospitality Co. (REIT)*	94,508	908,222
DigitalBridge Group, Inc. (REIT)*	191,500	1,595,195
Diversified Healthcare Trust (REIT)	81,700	252,453
Easterly Government Properties, Inc. (REIT)	36,600	838,872
EastGroup Properties, Inc. (REIT)	16,280	3,709,398
Empire State Realty Trust, Inc. (REIT), Class A	57,300	509,970
Equity Commonwealth (REIT)*	47,000	1,217,300
Essential Properties Realty Trust, Inc. (REIT)	46,900	1,352,127
Four Corners Property Trust, Inc. (REIT)	31,500	926,415
GEO Group, Inc. (The) (REIT) (x)	29,100	225,525
Getty Realty Corp. (REIT)	13,664	438,478
Global Medical REIT, Inc. (REIT)	22,500	399,375
Global Net Lease, Inc. (REIT)	39,200	598,976
Healthcare Realty Trust, Inc. (REIT)	54,100	1,711,724
Independence Realty Trust, Inc. (REIT)	39,700	1,025,451
Industrial Logistics Properties Trust (REIT)	32,606	816,780
Innovative Industrial Properties, Inc. (REIT)	9,000	2,366,190
iStar, Inc. (REIT) (x)	32,000	826,560
Kite Realty Group Trust (REIT)	95,933	2,089,421
LTC Properties, Inc. (REIT)	21,800	744,252
LXP Industrial Trust (REIT)	113,945	1,779,821
Macerich Co. (The) (REIT)	82,700	1,429,056
Monmouth Real Estate Investment Corp. (REIT)	36,113	758,734
National Health Investors, Inc. (REIT)	20,200	1,160,894
National Storage Affiliates Trust (REIT)	31,900	2,207,480
NETSTREIT Corp. (REIT)	13,200	302,280
NexPoint Residential Trust, Inc. (REIT)	8,700	729,321
Office Properties Income Trust (REIT)	26,912	668,494
Outfront Media, Inc. (REIT)	58,300	1,563,606
Paramount Group, Inc. (REIT)	74,800	623,832
Pebblebrook Hotel Trust (REIT)	52,028	1,163,866
Physicians Realty Trust (REIT)	89,500	1,685,285
Piedmont Office Realty Trust, Inc. (REIT), Class A	60,400	1,110,152
PotlatchDeltic Corp. (REIT)	27,936	1,682,306
PS Business Parks, Inc. (REIT)	7,920	1,458,626
Retail Opportunity Investments Corp. (REIT)	51,500	1,009,400
RLJ Lodging Trust (REIT)	80,687	1,123,970
RPT Realty (REIT)	35,260	471,779
Ryman Hospitality Properties, Inc. (REIT)*	23,216	2,134,943

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Sabra Health Care REIT, Inc. (REIT)	84,943	$1,150,128
Safehold, Inc. (REIT)	170,130	13,584,881
Service Properties Trust (REIT)	81,700	718,143
SITE Centers Corp. (REIT)	76,300	1,207,829
STAG Industrial, Inc. (REIT)	64,100	3,074,236
Summit Hotel Properties, Inc. (REIT)*	34,200	333,792
Sunstone Hotel Investors, Inc. (REIT)*	81,314	953,813
Tanger Factory Outlet Centers, Inc. (REIT)	43,700	842,536
Terreno Realty Corp. (REIT)	28,200	2,405,178
UMH Properties, Inc. (REIT)	16,100	440,013
Uniti Group, Inc. (REIT)	85,300	1,195,053
Universal Health Realty Income Trust (REIT)	2,850	169,490
Urban Edge Properties (REIT)	48,300	917,700
Veris Residential, Inc. (REIT)*	46,100	847,318
Washington REIT (REIT)	32,300	834,955
Xenia Hotels & Resorts, Inc. (REIT)*	59,700	1,081,167

		87,702,592

Real Estate Management & Development (0.4%)
Cushman & Wakefield plc*	44,600	991,904
Douglas Elliman, Inc.*	30,397	349,565
eXp World Holdings, Inc. (x)	22,000	741,180
Kennedy-Wilson Holdings, Inc.	58,103	1,387,500
Marcus & Millichap, Inc.*	10,000	514,600
Newmark Group, Inc., Class A	72,640	1,358,368
Realogy Holdings Corp.*	52,800	887,568
Redfin Corp.*	42,573	1,634,377
St Joe Co. (The)	16,000	832,800

		8,697,862

Total Real Estate		96,400,454

Utilities (1.3%)
Electric Utilities (0.3%)
ALLETE, Inc.	22,200	1,472,970
MGE Energy, Inc.	12,900	1,061,025
Otter Tail Corp.	18,200	1,299,844
PNM Resources, Inc.	36,600	1,669,326
Portland General Electric Co.	37,600	1,989,792

		7,492,957

Gas Utilities (0.4%)
Brookfield Infrastructure Corp., Class A	21,223	1,448,682
Chesapeake Utilities Corp.	8,040	1,172,312
New Jersey Resources Corp.	40,700	1,671,142
Northwest Natural Holding Co.	10,100	492,678
ONE Gas, Inc.	21,500	1,668,185
South Jersey Industries, Inc.	40,100	1,047,412
Southwest Gas Holdings, Inc.	22,300	1,562,115
Spire, Inc.	20,300	1,323,966

		10,386,492

Independent Power and Renewable Electricity Producers (0.2%)
Clearway Energy, Inc., Class A	12,700	425,196
Clearway Energy, Inc., Class C	36,192	1,303,998
Ormat Technologies, Inc.	19,200	1,522,560
Sunnova Energy International, Inc.*	34,500	963,240

		4,214,994

Multi-Utilities (0.2%)
Avista Corp.	23,900	1,015,511
Black Hills Corp.	24,800	1,750,136
NorthWestern Corp.	19,591	1,119,822

		3,885,469

Water Utilities (0.2%)
American States Water Co.	13,500	1,396,440
California Water Service Group	17,200	1,235,992
Middlesex Water Co.	6,000	721,800
SJW Group	11,900	871,080
York Water Co. (The)	300	14,934

		4,240,246

Total Utilities		30,220,158

Total Common Stocks (99.2%) (Cost $1,438,173,324)		2,320,826,672

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. 4.000%, 6/15/23 (e)	$9,000	8,908

Total Financials		8,908

Total Long-Term Debt Securities (0.0%) (Cost $9,184)		8,908

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Achillion Pharmaceuticals, Inc., CVR (r)*	65,300	22,529
Alder Biopharmaceuticals, Inc., CVR (r)(x)*	30,100	19,865
Contra Aduro Biotech I, CVR (r)(x)*	10,640	—

		42,394

Pharmaceuticals (0.0%)
Dova Pharmaceuticals, Inc., CVR (r)(x)*	16,700	6,764

Total Rights (0.0%) (Cost $54,448)		49,158

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.8%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	20,000,000	$20,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.0%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $2,415,395, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $2,464,105. (xx)	$2,415,365	2,415,365
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $8,426,919, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $8,595,444. (xx)	8,426,905	8,426,905
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $22,000,110, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $22,449,017. (xx)	22,000,000	22,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $6,000,233, collateralized by various Common Stocks; total market value $6,667,930. (xx)	6,000,000	6,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $8,000,420, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $8,889,680. (xx)	8,000,000	8,000,000
Societe Generale SA, 0.05%, dated 12/31/21, due 1/3/22, repurchase price $4,000,017, collateralized by various U.S. Government Treasury Securities, ranging from 0.500%-2.125%, maturing 12/31/22-6/30/27; total market value $4,080,200. (xx)	4,000,000	4,000,000
Societe Generale SA, 0.05%, dated 12/31/21, due 1/3/22, repurchase price $5,000,021, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-3.000%, maturing 4/15/23-8/15/48; total market value $5,100,312. (xx)	5,000,000	5,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $14,300,640, collateralized by various Common Stocks; total market value $15,807,237. (xx)	14,300,473	14,300,473

Total Repurchase Agreements		70,142,743

Total Short-Term Investments (3.8%) (Cost $90,142,743)		90,142,743

Total Investments in Securities (103.0%) (Cost $1,528,379,699)		2,411,027,481
Other Assets Less Liabilities (-3.0%)		(69,224,791)

Net Assets (100%)		$2,341,802,690

*	Non-income producing.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $539,412 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $96,462,104. This was collateralized by $10,519,104 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.250%, maturing 1/6/22 - 8/15/51 and by cash of $90,142,743 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
CVR	—	Contingent Value Right
USD	—	United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	54	3/2022	USD	6,055,560	90,665

					90,665

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$35,317,244	$—	$—	$35,317,244
Consumer Discretionary	369,938,271	—	—	369,938,271
Consumer Staples	47,302,630	—	—	47,302,630
Energy	66,723,319	—	—	66,723,319
Financials	272,014,683	—	—	272,014,683
Health Care	430,785,062	—	125,256	430,910,318
Industrials	382,037,156	—	—	382,037,156
Information Technology	546,762,004	—	—	546,762,004
Materials	43,200,435	—	—	43,200,435
Real Estate	96,400,454	—	—	96,400,454
Utilities	30,220,158	—	—	30,220,158
Corporate Bond
Financials	—	8,908	—	8,908
Futures	90,665	—	—	90,665
Rights
Health Care	—	—	49,158	49,158
Short-Term Investments
Investment Company	20,000,000	—	—	20,000,000
Repurchase Agreements	—	70,142,743	—	70,142,743

Total Assets	$2,340,792,081	$70,151,651	$174,414	$2,411,118,146

Total Liabilities	$—	$—	$—	$—

Total	$2,340,792,081	$70,151,651	$174,414	$2,411,118,146

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$90,665	*

Total		$90,665

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,136,823	$1,136,823

Total	$1,136,823	$1,136,823

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(114,650)	$(114,650)

Total	$(114,650)	$(114,650)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $9,676,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,032,614,070
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,321,757,667

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$991,213,005
Aggregate gross unrealized depreciation	(116,720,955)

Net unrealized appreciation	$874,492,050

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,536,626,096

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,458,236,956)	$2,340,884,738
Repurchase Agreements (Cost $70,142,743)	70,142,743
Cash	18,620,799
Cash held as collateral at broker for futures	1,286,000
Receivable for securities sold	2,659,237
Receivable for Portfolio shares sold	1,293,505
Dividends, interest and other receivables	1,031,546
Securities lending income receivable	78,212
Other assets	9,084

Total assets	2,436,005,864

LIABILITIES
Payable for return of collateral on securities loaned	90,142,743
Payable for securities purchased	1,927,947
Investment management fees payable	992,125
Payable for Portfolio shares redeemed	435,824
Administrative fees payable	230,278
Distribution fees payable – Class IB	209,363
Distribution fees payable – Class IA	143,128
Due to broker for futures variation margin	11,069
Trustees’ fees payable	363
Accrued expenses	110,334

Total liabilities	94,203,174

NET ASSETS	$2,341,802,690

Net assets were comprised of:
Paid in capital	$1,412,925,812
Total distributable earnings (loss)	928,876,878

Net assets	$2,341,802,690

Class IA
Net asset value, offering and redemption price per share, $685,389,675 / 33,073,247 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.72

Class IB
Net asset value, offering and redemption price per share, $1,009,286,503 / 55,845,966 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.07

Class K
Net asset value, offering and redemption price per share, $647,126,512 / 31,088,155 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.82

(x)	Includes value of securities on loan of $96,462,104.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $52,827 foreign withholding tax)	$13,470,999
Income from non-cash dividends	1,129,532
Interest	13,604
Securities lending (net)	780,748

Total income	15,394,883

EXPENSES
Investment management fees	12,184,728
Administrative fees	2,848,796
Distribution fees – Class IB	2,568,850
Distribution fees – Class IA	1,741,001
Custodian fees	165,200
Professional fees	119,215
Printing and mailing expenses	102,612
Trustees’ fees	67,675
Miscellaneous	46,847

Total expenses	19,844,924

NET INVESTMENT INCOME (LOSS)	(4,450,041)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	381,190,317
Futures contracts	1,136,823
Foreign currency transactions	(15)

Net realized gain (loss)	382,327,125

Change in unrealized appreciation (depreciation) on:
Investments in securities	(81,896,028)
Futures contracts	(114,650)

Net change in unrealized appreciation (depreciation)	(82,010,678)

NET REALIZED AND UNREALIZED GAIN (LOSS)	300,316,447

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$295,866,406

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(4,450,041)	$(2,170,582)
Net realized gain (loss)	382,327,125	342,350,465
Net change in unrealized appreciation (depreciation)	(82,010,678)	321,609,664

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	295,866,406	661,789,547

Distributions to shareholders:
Class IA	(111,072,681)	(75,199,416)
Class IB	(183,582,856)	(124,634,278)
Class K	(105,080,719)	(84,311,989)

Total distributions to shareholders	(399,736,256)	(284,145,683)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,568,255 and 1,595,223 shares, respectively ]	37,346,399	29,094,255
Capital shares issued in reinvestment of dividends and distributions [ 5,346,409 and 3,564,717 shares, respectively ]	111,072,681	75,199,416
Capital shares repurchased [ (3,525,368) and (4,095,821) shares, respectively ]	(83,743,815)	(74,481,157)

Total Class IA transactions	64,675,265	29,812,514

Class IB
Capital shares sold [ 3,365,822 and 3,652,607 shares, respectively ]	71,072,723	61,918,160
Capital shares issued in reinvestment of dividends and distributions [ 10,099,650 and 6,612,440 shares, respectively ]	183,582,856	124,634,278
Capital shares repurchased [ (7,636,814) and (7,342,470) shares, respectively ]	(161,334,226)	(122,632,361)

Total Class IB transactions	93,321,353	63,920,077

Class K
Capital shares sold [ 377,968 and 7,182,613 shares, respectively ]	8,900,676	112,191,736
Capital shares issued in reinvestment of dividends and distributions [ 5,033,720 and 3,993,004 shares, respectively ]	105,080,719	84,311,989
Capital shares repurchased [ (6,835,685) and (13,336,526) shares, respectively ]	(163,570,675)	(264,632,709)

Total Class K transactions	(49,589,280)	(68,128,984)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	108,407,338	25,603,607

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,537,488	403,247,471
NET ASSETS:
Beginning of year	2,337,265,202	1,934,017,731

End of year	$2,341,802,690	$2,337,265,202

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021		2020	2019	2018	2017
Net asset value, beginning of year	$21.87		$18.25	$15.68	$20.35	$18.11

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.06	)(aa)	(0.04)	0.01	0.01	0.01
Net realized and unrealized gain (loss)	2.79		6.50	4.31	(1.39)	4.04

Total from investment operations	2.73		6.46	4.32	(1.38)	4.05

Less distributions:
Dividends from net investment income	—		(0.02)	(0.02)	(0.01)	(0.05)
Distributions from net realized gains	(3.88)		(2.82)	(1.73)	(3.28)	(1.76)

Total dividends and distributions	(3.88)		(2.84)	(1.75)	(3.29)	(1.81)

Net asset value, end of year	$20.72		$21.87	$18.25	$15.68	$20.35

Total return	12.88%		36.11%	27.79%	(7.91)%	22.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$685,390		$649,099	$522,416	$442,831	$521,011
Ratio of expenses to average net assets: (f)	0.90%		0.92%	0.92%	0.92%	0.94%
Ratio of net investment income (loss) to average net assets: (f)	(0.25	)%(bb)	(0.19)%	0.05%	0.07%	0.06%
Portfolio turnover rate^	44%		56%	42%	46%	40%

	Year Ended December 31,
Class IB	2021		2020	2019	2018	2017
Net asset value, beginning of year	$19.52		$16.53	$14.33	$18.88	$16.91

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05	)(aa)	(0.03)	0.01	0.01	0.01
Net realized and unrealized gain (loss)	2.48		5.86	3.94	(1.27)	3.77

Total from investment operations	2.43		5.83	3.95	(1.26)	3.78

Less distributions:
Dividends from net investment income	—		(0.02)	(0.02)	(0.01)	(0.05)
Distributions from net realized gains	(3.88)		(2.82)	(1.73)	(3.28)	(1.76)

Total dividends and distributions	(3.88)		(2.84)	(1.75)	(3.29)	(1.81)

Net asset value, end of year	$18.07		$19.52	$16.53	$14.33	$18.88

Total return	12.90%		36.05%	27.84%	(7.89)%	22.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,009,287		$976,317	$778,399	$657,055	$764,841
Ratio of expenses to average net assets: (f)	0.90%		0.92%	0.92%	0.92%	0.94%
Ratio of net investment income (loss) to average net assets: (f)	(0.25	)%(bb)	(0.19)%	0.05%	0.07%	0.06%
Portfolio turnover rate^	44%		56%	42%	46%	40%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021		2020	2019	2018	2017
Net asset value, beginning of year	$21.89		$18.26	$15.69	$20.35	$18.11

Income (loss) from investment operations:
Net investment income (loss) (e)	—	(aa)	0.01	0.05	0.07	0.06
Net realized and unrealized gain (loss)	2.81		6.50	4.31	(1.39)	4.04

Total from investment operations	2.81		6.51	4.36	(1.32)	4.10

Less distributions:
Dividends from net investment income	—		(0.06)	(0.06)	(0.06)	(0.10)
Distributions from net realized gains	(3.88)		(2.82)	(1.73)	(3.28)	(1.76)

Total dividends and distributions	(3.88)		(2.88)	(1.79)	(3.34)	(1.86)

Net asset value, end of year	$20.82		$21.89	$18.26	$15.69	$20.35

Total return	13.25%		36.39%	28.07%	(7.60)%	22.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$647,127		$711,849	$633,203	$632,384	$776,673
Ratio of expenses to average net assets: (f)	0.65%		0.67%	0.67%	0.67%	0.69%
Ratio of net investment income (loss) to average net assets: (f)	(0.01	)%(bb)	0.05%	0.30%	0.32%	0.31%
Portfolio turnover rate^	44%		56%	42%	46%	40%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)

Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $(0.07), $(0.06) and $(0.01) for Class IA, Class IB and Class K, respectively.

(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.05% lower.

See Notes to Financial Statements.

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	American Century Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	23.02%	11.99%
Portfolio – Class K Shares**	23.35	23.92
Russell Midcap® Value Index	28.34	14.25

* Date of inception 10/22/18. ** Date of inception 6/8/20. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.02% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned 28.34% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Security selection in Industrials contributed. Select holdings in the machinery and electrical equipment industries benefited performance. Electrical product provider nVent Electric was a top performer.

•

Information Technology stocks lifted returns. Top performers in the sector included makers of computers and peripherals and semiconductor manufacturers. These companies benefited from strong demand and pricing trends.

•

Exploration and production company ConocoPhillips outperformed due in part to its continued strong execution. During the third quarter, it unveiled what we think is an attractive 10-year financial plan and announced an attractively priced acquisition of assets from a competitor.

•	The Portfolio buys foreign exchange forward hedge contracts to offset the inherent currency risk of holding foreign securities.

What hurt performance during the year:

•

Stock selection in Materials hindered relative performance. Higher materials costs pressured container and packaging holdings such as Sonoco Products. A lack of exposure to the metals and mining industry also dampened relative returns.

•

Security selection in Financials weighed on relative returns against a backdrop of strong equity markets and continued reopenings. Our preference for higher-quality banks and our investments in insurance dampened performance. Not owning companies in the consumer finance industry also detracted.

•

Medical device company Zimmer Biomet Holdings underperformed following strong performances in the second half of 2020, when elective surgeries began to be allowed during the pandemic. With the Omicron surge toward the end of 2021, many providers delayed elective surgeries.

Portfolio Positioning and Outlook — American Century Investment Management, Inc.

Easy monetary policy and generous fiscal spending have buoyed the market since mid-2020. Confident investors have been willing to take on risks, including bidding up the prices of lower-quality companies at the greatest risk from the economic downturn. We think this behavior has created an opportunity for investors who focus on overlooked higher-quality businesses. In the months ahead, we believe investors will assess risk more prudently as stimulus fades, economic growth moderates and interest rates and inflation rise. In our view, this creates an opening for quality-focused investors because certain high-quality stocks are now trading at a large discount to low-quality stocks, based on our analysis.

We believe long-term demographic trends support demand for companies in the Health Care sector. Through our bottom-up process, we are finding quality companies with attractive risk/reward profiles, particularly in the health care providers and services and health care equipment and supplies industries. At period end, the Portfolio was overweight in Consumer Staples. Despite a challenging environment from a cost inflation perspective, many consumer staples companies are generating strong returns on capital, buying back stock and growing dividends.

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO (Unaudited)

Moreover, industry consolidation over time has enabled the companies to pass cost increases to consumers. We believe actions to offset inflation, including fewer promotions and price increases, should support earnings and margins. Our Portfolio remained overweight in the Financials sector, where we believe we have identified higher-quality companies selling at attractive valuations. Our financial positions include holdings in the banking, capital markets and insurance industries. The extended valuation of real estate stocks has led us to an underweight position in the sector. While we were underweight the Information Technology sector, we have found select stocks that meet our investment criteria.

Sector Weightings as of December 31, 2021	% of Net Assets
Financials	19.5%
Health Care	16.8
Industrials	13.6
Consumer Staples	8.2
Consumer Discretionary	7.7
Utilities	7.6
Real Estate	6.5
Information Technology	6.1
Materials	5.4
Energy	4.5
Communication Services	1.4
Investment Company	1.1
Cash and Other	1.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,063.20	$5.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.17	5.09
Class K
Actual	1,000.00	1,064.70	3.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.43	3.82

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.4%)
Media (1.4%)
Fox Corp., Class B	238,890	$8,186,760

Total Communication Services		8,186,760

Consumer Discretionary (7.7%)
Auto Components (1.9%)
BorgWarner, Inc.	191,858	8,647,040
Bridgestone Corp.	68,100	2,929,905

		11,576,945

Automobiles (0.5%)
Honda Motor Co. Ltd. (ADR)	102,336	2,911,459

Hotels, Restaurants & Leisure (1.4%)
Cracker Barrel Old Country Store, Inc.	23,432	3,014,292
Sodexo SA	65,838	5,776,153

		8,790,445

Leisure Products (0.7%)
Polaris, Inc.	39,035	4,290,337

Multiline Retail (1.3%)
Dollar Tree, Inc.*	54,412	7,645,974

Specialty Retail (1.9%)
Advance Auto Parts, Inc.	48,533	11,642,096

Total Consumer Discretionary		46,857,256

Consumer Staples (8.2%)
Food & Staples Retailing (2.1%)
Koninklijke Ahold Delhaize NV	250,456	8,592,819
Sysco Corp.	56,316	4,423,622

		13,016,441

Food Products (5.0%)
Conagra Brands, Inc.	364,467	12,446,548
General Mills, Inc.	66,073	4,451,999
J M Smucker Co. (The)	34,854	4,733,870
Kellogg Co.	60,769	3,914,739
Orkla ASA	456,492	4,580,186

		30,127,342

Household Products (1.1%)
Kimberly-Clark Corp.	47,145	6,737,963

Total Consumer Staples		49,881,746

Energy (4.5%)
Energy Equipment & Services (1.0%)
Baker Hughes Co.	250,460	6,026,068

Oil, Gas & Consumable Fuels (3.5%)
ConocoPhillips	115,827	8,360,393
Devon Energy Corp.	171,281	7,544,928
Pioneer Natural Resources Co.	29,231	5,316,534

		21,221,855

Total Energy		27,247,923

Financials (19.5%)
Banks (5.3%)
Commerce Bancshares, Inc.	15,005	1,031,444
First Hawaiian, Inc.	182,520	4,988,271
M&T Bank Corp.	45,508	6,989,119
Prosperity Bancshares, Inc.	82,677	5,977,547
Truist Financial Corp.	158,578	9,284,742
Westamerica Bancorp	61,695	3,561,652

		31,832,775

Capital Markets (7.0%)
Ameriprise Financial, Inc.	20,762	6,263,065
Bank of New York Mellon Corp. (The)	201,551	11,706,082
Northern Trust Corp.	119,777	14,326,527
State Street Corp.	33,384	3,104,712
T. Rowe Price Group, Inc.	35,206	6,922,908

		42,323,294

Insurance (6.8%)
Aflac, Inc.	174,194	10,171,188
Allstate Corp. (The)	55,249	6,500,045
Arthur J Gallagher & Co.	13,890	2,356,716
Chubb Ltd.	47,023	9,090,016
Progressive Corp. (The)	31,761	3,260,267
Reinsurance Group of America, Inc.	89,860	9,838,771

		41,217,003

Thrifts & Mortgage Finance (0.4%)
Capitol Federal Financial, Inc.	215,028	2,436,267

Total Financials		117,809,339

Health Care (16.8%)
Health Care Equipment & Supplies (5.6%)
Becton Dickinson and Co.	25,049	6,299,323
Envista Holdings Corp.*	123,172	5,550,130
Koninklijke Philips NV (NYRS)	102,602	3,780,884
Zimmer Biomet Holdings, Inc.	145,472	18,480,763

		34,111,100

Health Care Providers & Services (8.9%)
AmerisourceBergen Corp.	32,117	4,268,028
Cardinal Health, Inc.	130,295	6,708,890
Centene Corp.*	52,421	4,319,490
Henry Schein, Inc.*	123,304	9,559,759
McKesson Corp.	36,766	9,138,925
Quest Diagnostics, Inc.	53,699	9,290,464
Universal Health Services, Inc., Class B	80,376	10,421,552

		53,707,108

Health Care Technology (2.3%)
Cerner Corp.	149,420	13,876,635

Total Health Care		101,694,843

Industrials (13.6%)
Aerospace & Defense (2.4%)
BAE Systems plc	830,369	6,179,455
General Dynamics Corp.	38,748	8,077,796

		14,257,251

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Airlines (1.8%)
Southwest Airlines Co.*	257,012	$11,010,394

Commercial Services & Supplies (0.5%)
Republic Services, Inc.	23,404	3,263,688

Electrical Equipment (3.8%)
Emerson Electric Co.	113,985	10,597,185
Hubbell, Inc.	15,951	3,322,115
nVent Electric plc	240,241	9,129,158

		23,048,458

Machinery (2.4%)
Cummins, Inc.	12,737	2,778,449
IMI plc	17,238	405,052
Oshkosh Corp.	49,907	5,625,018
PACCAR, Inc.	62,991	5,559,586

		14,368,105

Road & Rail (0.7%)
Heartland Express, Inc.	231,945	3,901,315

Trading Companies & Distributors (2.0%)
Beacon Roofing Supply, Inc.*	55,659	3,192,043
MSC Industrial Direct Co., Inc., Class A	106,229	8,929,610

		12,121,653

Total Industrials		81,970,864

Information Technology (6.1%)
Communications Equipment (1.6%)
F5, Inc.*	25,620	6,269,470
Juniper Networks, Inc.	97,270	3,473,512

		9,742,982

Electronic Equipment, Instruments & Components (0.2%)
Corning, Inc.	41,743	1,554,092

IT Services (1.2%)
Amdocs Ltd.	53,689	4,018,085
Euronet Worldwide, Inc.*	26,708	3,182,792

		7,200,877

Software (1.7%)
CDK Global, Inc.	92,238	3,850,014
Open Text Corp.	130,515	6,196,852

		10,046,866

Technology Hardware, Storage & Peripherals (1.4%)
HP, Inc.	220,813	8,318,026

Total Information Technology		36,862,843

Materials (5.4%)
Chemicals (0.9%)
Axalta Coating Systems Ltd.*	162,208	5,372,329

Containers & Packaging (3.1%)
Amcor plc	193,699	2,326,325
Packaging Corp. of America	44,472	6,054,863
Sonoco Products Co.	182,742	10,578,934

		18,960,122

Paper & Forest Products (1.4%)
Mondi plc	341,194	8,432,890

Total Materials		32,765,341

Real Estate (6.5%)
Equity Real Estate Investment Trusts (REITs) (6.5%)
Equinix, Inc. (REIT)	6,176	5,223,908
Essex Property Trust, Inc. (REIT)	16,333	5,752,972
Healthcare Trust of America, Inc. (REIT), Class A	189,302	6,320,794
Healthpeak Properties, Inc. (REIT)	228,952	8,262,878
MGM Growth Properties LLC (REIT), Class A	153,855	6,284,977
Regency Centers Corp. (REIT)	74,725	5,630,529
Weyerhaeuser Co. (REIT)	50,702	2,087,908

Total Real Estate		39,563,966

Utilities (7.6%)
Electric Utilities (4.6%)
Edison International	169,839	11,591,512
Evergy, Inc.	61,019	4,186,513
Eversource Energy	42,968	3,909,229
Pinnacle West Capital Corp.	79,481	5,610,564
Xcel Energy, Inc.	40,462	2,739,277

		28,037,095

Gas Utilities (1.6%)
Atmos Energy Corp.	53,250	5,579,003
Spire, Inc.	62,534	4,078,467

		9,657,470

Multi-Utilities (1.4%)
NorthWestern Corp.	149,117	8,523,528

Total Utilities		46,218,093

Total Common Stocks (97.3%) (Cost $483,506,302)		589,058,974

SHORT-TERM INVESTMENT:
Investment Company (1.1%)
JPMorgan Prime Money Market Fund, IM Shares	6,852,316	6,855,057

Total Short-Term Investment (1.1%) (Cost $6,855,056)		6,855,057

Total Investments in Securities (98.4%) (Cost $490,361,358)		595,914,031
Other Assets Less Liabilities (1.6%)		9,388,797

Net Assets (100%)		$605,302,828

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NYRS	— New York Registry Shares
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	5,231,587	JPY	593,860,432	Bank of America	3/31/2022	64,885

Total unrealized appreciation						64,885

JPY	20,786,742	USD	183,003	Bank of America	3/31/2022	(2,155)
USD	15,502,421	EUR	13,689,018	Credit Suisse	3/31/2022	(110,943)
USD	12,523,453	GBP	9,467,104	JPMorgan Chase Bank	3/31/2022	(285,762)
USD	3,786,820	NOK	34,254,247	UBS AG	3/31/2022	(96,516)

Total unrealized depreciation						(495,376)

Net unrealized depreciation						(430,491)

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$8,186,760	$—	$—	$8,186,760
Consumer Discretionary	38,151,198	8,706,058	—	46,857,256
Consumer Staples	36,708,741	13,173,005	—	49,881,746
Energy	27,247,923	—	—	27,247,923
Financials	117,809,339	—	—	117,809,339
Health Care	101,694,843	—	—	101,694,843
Industrials	75,386,357	6,584,507	—	81,970,864
Information Technology	36,862,843	—	—	36,862,843
Materials	24,332,451	8,432,890	—	32,765,341
Real Estate	39,563,966	—	—	39,563,966
Utilities	46,218,093	—	—	46,218,093
Forward Currency Contracts	—	64,885	—	64,885
Short-Term Investment
Investment Company	6,855,057	—	—	6,855,057

Total Assets	$559,017,571	$36,961,345	$—	$595,978,916

Liabilities:
Forward Currency Contracts	$—	$(495,376)	$—	$(495,376)

Total Liabilities	$—	$(495,376)	$—	$(495,376)

Total	$559,017,571	$36,465,969	$—	$595,483,540

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$64,885

Total		$64,885

	Liability Derivatives
Foreign exchange contracts	Payables	$(495,376)

Total		$(495,376)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$2,085,022	$2,085,022

Total	$2,085,022	$2,085,022

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(161,224)	$(161,224)

Total	$(161,224)	$(161,224)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $45,340,000 during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$64,885	$(2,155)	$—	$62,730

Total	$64,885	$(2,155)	$—	$62,730

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$2,155	$(2,155)	$—	$—
Credit Suisse	110,943	—	—	110,943
JPMorgan Chase Bank	285,762	—	—	285,762
UBS AG	96,516	—	—	96,516

Total	$495,376	$(2,155)	$—	$493,221

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$290,216,309
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$338,441,057

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$113,728,992
Aggregate gross unrealized depreciation	(9,133,506)

Net unrealized appreciation	$104,595,486

Federal income tax cost of investments in securities and derivative instruments, if applicable	$490,888,054

For the year ended December 31, 2021, the Portfolio incurred approximately $15,641 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $490,361,358)	$595,914,031
Cash	8,701,142
Foreign cash (Cost $67)	68
Dividends, interest and other receivables	1,151,342
Receivable for securities sold	642,383
Receivable for Portfolio shares sold	173,570
Unrealized appreciation on forward foreign currency contracts	64,885
Securities lending income receivable	208
Other assets	2,215

Total assets	606,649,844

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	495,376
Investment management fees payable	309,781
Payable for Portfolio shares redeemed	222,820
Distribution fees payable – Class IB	108,363
Payable for securities purchased	63,246
Administrative fees payable	45,474
Trustees’ fees payable	269
Accrued expenses	101,687

Total liabilities	1,347,016

NET ASSETS	$605,302,828

Net assets were comprised of:
Paid in capital	$491,629,692
Total distributable earnings (loss)	113,673,136

Net assets	$605,302,828

Class IB
Net asset value, offering and redemption price per share, $525,686,278 / 21,027,531 shares outstanding (unlimited amount authorized: $0.01 par value)	$25.00

Class K
Net asset value, offering and redemption price per share, $79,616,550 / 3,186,358 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $157,873 foreign withholding tax)	$13,241,063
Interest	3,895
Securities lending (net)	22,406

Total income	13,267,364

EXPENSES
Investment management fees	5,266,439
Distribution fees – Class IB	1,236,369
Administrative fees	537,319
Professional fees	76,852
Custodian fees	62,400
Printing and mailing expenses	39,473
Trustees’ fees	17,218
Miscellaneous	17,805

Gross expenses	7,253,875
Less: Waiver from investment manager	(1,638,002)

Net expenses	5,615,873

NET INVESTMENT INCOME (LOSS)	7,651,491

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	77,391,848
Forward foreign currency contracts	2,085,022
Foreign currency transactions	9,713

Net realized gain (loss)	79,486,583

Change in unrealized appreciation (depreciation) on:
Investments in securities	32,574,092
Forward foreign currency contracts	(161,224)
Foreign currency translations	(1,892)

Net change in unrealized appreciation (depreciation)	32,410,976

NET REALIZED AND UNREALIZED GAIN (LOSS)	111,897,559

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$119,549,050

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,651,491	$5,867,483
Net realized gain (loss)	79,486,583	(6,607,089)
Net change in unrealized appreciation (depreciation)	32,410,976	39,236,173

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	119,549,050	38,496,567

Distributions to shareholders:
Class IB	(61,651,191)	(5,369,632)
Class K	(9,530,993)	(1,437,168)

Total distributions to shareholders	(71,182,184)	(6,806,800)

Tax return of capital:
Class IB	—	(215,210)
Class K	—	(59,000)

Total	—	(274,210)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,526,769 and 1,667,131 shares, respectively ]	40,213,094	33,311,486
Capital shares issued in connection with merger (Note 8) [ 0 and 4,043,088 shares, respectively ]	—	77,923,836
Capital shares issued in reinvestment of dividends and distributions [ 2,535,714 and 249,276 shares, respectively ]	61,651,191	5,584,842
Capital shares repurchased [ (2,046,942) and (1,997,920) shares, respectively ]	(53,793,333)	(40,323,160)

Total Class IB transactions	48,070,952	76,497,004

Class K
Capital shares sold [ 81,783 and 330,793 shares, respectively ]	2,152,498	6,650,098
Capital shares issued in connection with merger (Note 8) [ 0 and 4,072,881 shares, respectively ]	—	78,502,375
Capital shares issued in reinvestment of dividends and distributions [ 392,260 and 66,676 shares, respectively ]	9,530,993	1,496,168
Capital shares repurchased [ (1,661,208) and (96,827) shares, respectively ]	(43,216,416)	(2,000,092)

Total Class K transactions	(31,532,925)	84,648,549

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	16,538,027	161,145,553

TOTAL INCREASE (DECREASE) IN NET ASSETS	64,904,893	192,561,110
NET ASSETS:
Beginning of year	540,397,935	347,836,825

End of year	$605,302,828	$540,397,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$23.11		$23.11		$18.26		$20.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.34		0.30		0.33		0.09
Net realized and unrealized gain (loss)	4.88		—	#	4.92		(2.24)

Total from investment operations	5.22		0.30		5.25		(2.15)

Less distributions:
Dividends from net investment income	(0.30)		(0.25)		(0.38)		(0.09)
Distributions from net realized gains	(3.03)		(0.04)		(0.02)		—
Return of capital	—		(0.01)		—		(0.02)

Total dividends and distributions	(3.33)		(0.30)		(0.40)		(0.11)

Net asset value, end of period	$25.00		$23.11		$23.11		$18.26

Total return (b)	23.02%		1.32%		28.77%		(10.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$525,686		$439,396		$347,837		$261,736
Ratio of expenses to average net assets:
After waivers (a)(f)	1.00	%(j)	0.99	%(j)	0.99	%(k)	1.00	%(k)
Before waivers (a)(f)	1.28%		1.30%		1.32%		1.33%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.28%		1.45%		1.54%		2.29	%(l)
Before waivers (a)(f)	1.00%		1.14%		1.21%		1.95	%(l)
Portfolio turnover rate^	51%		101%		42%		11	%(z)

Class K	Year Ended December 31, 2021		June 8 2020* to December 31, 2020
Net asset value, beginning of year	$23.09		$20.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.39		0.18
Net realized and unrealized gain (loss)	4.91		2.57

Total from investment operations	5.30		2.75

Less distributions:
Dividends from net investment income	(0.37)		(0.29)
Distributions from net realized gains	(3.03)		(0.04)
Return of capital	—		(0.02)

Total dividends and distributions	(3.40)		(0.35)

Net asset value, end of year	$24.99		$23.09

Total return (b)	23.35%		13.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$79,617		$101,002
Ratio of expenses to average net assets:
After waivers (a)(f)	0.75	%(j)	0.75	%(j)
Before waivers (a)(f)	1.03%		1.06%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.48%		1.57	%(l)
Before waivers (a)(f)	1.20%		1.25	%(l)
Portfolio turnover rate^	51%		101%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB and 0.75% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	American Century Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	9.36%	9.61%
EQ/American Century Moderate Growth Allocation Index	12.40	14.35
S&P 500® Index	28.71	23.61
Bloomberg U.S. 5-10 Year Corporate Bond Index	(1.52)	6.56

* Date of inception 2/1/19. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.36% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/American Century Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg U.S. 5-10 Year Corporate Bond Index, which returned 12.40%, 28.71% and (1.52)%, respectively.

Asset Class Overview

Portfolio Highlights

What helped performance during the year:

•	Every underlying equity allocation advanced and contributed to absolute returns.

•	U.S. large-cap stocks contributed the most. Non-U.S. developed markets stocks were another source of strength, followed by U.S. mid- and small-cap stocks.

What hurt performance during the year:

•

Our volatility mitigation strategies early in the period involved an underweight to equities and overweight to cash and investment-grade bonds until the second quarter of 2021. While these positions reduced risk and portfolio volatility, they also limited the Portfolio’s upside during the equity market rebound.

•	The investment-grade bond allocation was the only allocation to detract from absolute returns.

Portfolio Positioning and Outlook — American Century Investment Management, Inc.

Stocks are at record highs despite an economic slowdown, higher inflation and looming Federal Reserve rate hikes. While it’s dangerous to oversimplify, we think these conditions can be summed up in one word: COVID-19. Many of the challenges facing the global economy can be attributed to the pandemic, so progress on the disease leads to optimism on a whole range of important economic issues. And in December we got news of the approval of a pill that’s 90% effective against the disease, as well as hearing that the highly contagious Omicron variant is less severe than past versions. Meanwhile, earnings growth was strong and corporate profits surged despite inflation. In those conditions, we will be on the lookout for volatility and resulting moves necessary to mitigate portfolio risk.

With respect to Portfolio positioning, at period end our models maintained an overweight to small-cap stocks based on their attractive relative valuations. At the same time, our models continued to underweight bonds relative to stocks given the outlook for higher rates and inflation.

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	7.40
Weighted Average Coupon (%)	3.30
Weighted Average Modified Duration (Years)*	6.50
Weighted Average Rating**	A-

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Exchange Traded Funds	$81,038,520	99.8%
Repurchase Agreements	2,954,867	3.6
Investment Company	375,267	0.5
Cash and Other	(3,171,252)	(3.9)

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,035.20	$5.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.43	5.83

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.15%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (62.9%)
iShares Core MSCI EAFE ETF	205,400	$15,331,056
iShares Core S&P 500 ETF	19,800	9,444,402
iShares Core S&P Mid-Cap ETF	8,700	2,462,796
iShares Russell 2000 ETF (x)	22,500	5,005,125
SPDR Portfolio S&P 500 ETF (x)	169,100	9,440,853
Vanguard S&P 500 ETF	21,600	9,429,912

Total Equity		51,114,144

Fixed Income (36.9%)
Vanguard Intermediate-Term Corporate Bond ETF	322,600	29,924,376

Total Exchange Traded Funds (99.8%) (Cost $70,705,109)		81,038,520

SHORT-TERM INVESTMENTS:
Investment Company (0.5%)
JPMorgan Prime Money Market Fund, IM Shares	375,117	375,267

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.6%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $254,867, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $259,964. (xx)	$254,867	254,867

MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $1,000,005, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $1,020,410. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $1,700,020, collateralized by various Common Stocks; total market value $1,879,120. (xx)	1,700,000	1,700,000

Total Repurchase Agreements		2,954,867

Total Short-Term Investments (4.1%) (Cost $3,330,133)		3,330,134

Total Investments in Securities (103.9%) (Cost $74,035,242)		84,368,654
Other Assets Less Liabilities (-3.9%)		(3,171,252)

Net Assets (100%)		$81,197,402

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $6,679,133. This was collateralized by $3,901,090 of various U.S. Government Treasury Securities, ranging from 0.125% - 3.875%, maturing 2/28/22 - 2/15/49 and by cash of $2,954,867 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$81,038,520	$—	$—	$81,038,520
Short-Term Investments
Investment Company	375,267	—	—	375,267
Repurchase Agreements	—	2,954,867	—	2,954,867

Total Assets	$81,413,787	$2,954,867	$—	$84,368,654

Total Liabilities	$—	$—	$—	$—

Total	$81,413,787	$2,954,867	$—	$84,368,654

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$69,945,522
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$59,174,370

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,999,310
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$9,999,310

Federal income tax cost of investments in securities and derivative instruments, if applicable	$74,369,344

For the year ended December 31, 2021, the Portfolio incurred approximately $637 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $71,080,375)	$81,413,787
Repurchase Agreements (Cost $2,954,867)	2,954,867
Cash	299,354
Receivable for Portfolio shares sold	80,657
Receivable for securities sold	22,408
Dividends, interest and other receivables	22,368
Securities lending income receivable	4,219
Other assets	3,363

Total assets	84,801,023

LIABILITIES
Payable for return of collateral on securities loaned	2,954,867
Payable for securities purchased	529,955
Investment management fees payable	46,381
Distribution fees payable – Class IB	16,788
Administrative fees payable	7,911
Payable for Portfolio shares redeemed	349
Accrued expenses	47,370

Total liabilities	3,603,621

NET ASSETS	$81,197,402

Net assets were comprised of:
Paid in capital	$70,572,507
Total distributable earnings (loss)	10,624,895

Net assets	$81,197,402

Class IB
Net asset value, offering and redemption price per share, $81,197,402 / 6,442,783 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.60

(x)	Includes value of securities on loan of $6,679,133.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$1,362,152
Interest	123
Securities lending (net)	36,236

Total income	1,398,511

EXPENSES
Investment management fees	543,919
Distribution fees – Class IB	163,325
Administrative fees	80,420
Professional fees	51,821
Printing and mailing expenses	20,267
Custodian fees	7,000
Trustees’ fees	1,871
Miscellaneous	2,389

Gross expenses	871,012
Less: Waiver from investment manager	(99,239)

Net expenses	771,773

NET INVESTMENT INCOME (LOSS)	626,738

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	1,164,970
Net distributions of realized gain received from underlying funds	191,340

Net realized gain (loss)	1,356,310

Net change in unrealized appreciation (depreciation) on investments in securities	3,852,521

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,208,831

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,835,569

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$626,738	$482,885
Net realized gain (loss)	1,356,310	(502,284)
Net change in unrealized appreciation (depreciation)	3,852,521	3,902,958

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,835,569	3,883,559

Distributions to shareholders:
Class IB	(1,151,554)	(446,368)
Class K	—	(127,285)

Total distributions to shareholders	(1,151,554)	(573,653)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,917,237 and 2,353,135 shares, respectively ]	23,679,196	25,228,358
Capital shares issued in reinvestment of dividends and distributions [ 92,220 and 38,972 shares, respectively ]	1,151,554	446,368
Capital shares repurchased [ (133,164) and (89,405) shares, respectively ]	(1,621,522)	(976,611)

Total Class IB transactions	23,209,228	24,698,115

Class K (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 11,100 shares, respectively ]	—	127,285
Capital shares repurchased [ (1,016,374) and 0 shares, respectively ]	(11,987,647)	—

Total Class K transactions	(11,987,647)	127,285

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,221,581	24,825,400

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,905,596	28,135,306
NET ASSETS:
Beginning of year	65,291,806	37,156,500

End of year	$81,197,402	$65,291,806

(b) After the close of business on March 22, 2021, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				February 1, 2019* to December 31, 2019
Class IB	2021		2020
Net asset value, beginning of period	$11.69		$11.37		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12		0.10		0.20
Net realized and unrealized gain (loss)	0.98		0.32		1.32

Total from investment operations	1.10		0.42		1.52

Less distributions:
Dividends from net investment income	(0.09)		(0.09)		(0.12)
Distributions from net realized gains	(0.10)		(0.01)		(0.03)

Total dividends and distributions	(0.19)		(0.10)		(0.15)

Net asset value, end of period	$12.60		$11.69		$11.37

Total return (b)	9.36%		3.71%		15.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$81,197		$53,403		$25,730
Ratio of expenses to average net assets:
After waivers (a)(f)	1.14	%(j)	1.13	%(j)	1.14	%(j)
Before waivers (a)(f)	1.29%		1.35%		1.66%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.96%		0.92%		2.03	%(l)
Before waivers (a)(f)(x)	0.81%		0.70%		1.52	%(l)
Portfolio turnover rate^	87%		134%		56	%(z)

Class K	January 1, 2021 to March 22, 2021‡		Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.70		$11.37		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	—	#	0.12		0.20
Net realized and unrealized gain (loss)	0.09		0.34		1.34

Total from investment operations	0.09		0.46		1.54

Less distributions:
Dividends from net investment income	—		(0.12)		(0.14)
Distributions from net realized gains	—		(0.01)		(0.03)

Total dividends and distributions	—		(0.13)		(0.17)

Net asset value, end of period	$11.79		$11.70		$11.37

Total return (b)	0.77%		4.04%		15.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$11,889		$11,427
Ratio of expenses to average net assets:
After waivers (a)(f)	0.91	%(j)	0.88	%(j)	0.88	%(j)
Before waivers (a)(f)	1.07%		1.11%		1.60%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.02%		1.06%		2.05	%(l)
Before waivers (a)(f)(x)	(0.14)%		0.84%		1.34	%(l)
Portfolio turnover rate^	87%		134%		56	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡	After the close of business on March 22, 2021 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Investment Managers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	10.24%	9.63%
Portfolio – Class K Shares*	10.57	9.91
EQ/AXA Investment Managers Moderate Allocation Index	11.53	13.94
S&P 500® Index	28.71	23.61
Bloomberg U.S. 5-10 Year Corporate Bond Index	(1.52)	6.56

* Date of inception 2/1/19. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.24% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/AXA Investment Managers Moderate Allocation Index, the S&P 500® Index and the Bloomberg U.S. 5-10 Year Corporate Bond Index, which returned 11.53%, 28.71% and (1.52)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The fund benefited from the strong return of equity indices thanks to an exposure to equity investments maintained at its maximum level (55%).

•	U.S. large-cap stocks, which represent the greater part of the equity bucket (33% out of 55%), were the top contributor of the positive performance as they outperformed other equity markets.

•	Mid-cap U.S. stocks were the next largest contributor, followed by small-cap U.S. stocks and international equities.

What hurt performance during the year:

•	Domestic investment grade corporate bonds posted negative returns for the year, detracting from Portfolio performance.

Portfolio Positioning and Outlook — AXA Investment Managers, Inc.

As the ex-ante volatility was around 15% as of late December, the equity exposure of the strategy was close to its target one (i.e. 55%) at year end.

Despite Omicron’s wobble, we expect the equity market has further to run in 2022, even if the balance of risk is less supportive than in 2021. Our macroeconomic scenario is for the post-COVID rebound to persist and global growth to remain slightly above potential in 2022, even as it decelerates.

We expect inflation to ease from very high levels over the second half of 2022 across major economies as demand slows and supply rises, cooling down goods prices, but expect it to remain slightly above the Federal Reserve’s target in the U.S. for some time, while eurozone inflation could come back within the European Central Bank’s tolerance range. In this context, we believe most Central Banks will tighten their monetary stance. This hawkish pivot could support higher government yields over time, hence our negative view on the asset class.

We remain moderately bullish on equities as earnings should continue to be the main driver of returns. With economic growth still above potential, we see another year of decent corporate revenue growth.

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	10.10
Weighted Average Coupon (%)	3.30
Weighted Average Modified Duration (Years)*	7.67
Weighted Average Rating**	A-

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Exchange Traded Funds	$46,845,421	97.9%
Investment Company	759,674	1.6
Cash and Other	261,213	0.5

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,035.40	$5.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.65
Class K
Actual	1,000.00	1,036.80	4.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.38

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.11% and 0.86%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (54.8%)
iShares Core MSCI EAFE ETF	80,982	$6,044,496
iShares Core S&P 500 ETF	16,509	7,874,628
iShares Russell 2000 ETF	7,911	1,759,802
SPDR S&P 500 ETF Trust	16,579	7,874,362
SPDR S&P MidCap 400 ETF Trust	5,116	2,648,451

Total Equity		26,201,739

Fixed Income (43.1%)
iShares iBoxx $ Investment Grade Corporate Bond ETF	78,301	10,376,449
Vanguard Intermediate-Term Corporate Bond ETF	110,686	10,267,233

Total Fixed Income		20,643,682

Total Exchange Traded Funds (97.9%) (Cost $40,005,729)		46,845,421

SHORT-TERM INVESTMENT:
Investment Company (1.6%)
JPMorgan Prime Money Market Fund, IM Shares	759,370	759,674

Total Short-Term Investment (1.6%) (Cost $759,674)		759,674

Total Investments in Securities (99.5%) (Cost $40,765,403)		47,605,095
Other Assets Less Liabilities (0.5%)		261,213

Net Assets (100%)		$47,866,308

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$46,845,421	$—	$—	$46,845,421
Short-Term Investment
Investment Company	759,674	—	—	759,674

Total Assets	$47,605,095	$—	$—	$47,605,095

Total Liabilities	$—	$—	$—	$—

Total	$47,605,095	$—	$—	$47,605,095

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$13,699,539
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,964,069

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,814,843
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$6,814,843

Federal income tax cost of investments in securities and derivative instruments, if applicable	$40,790,252

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $40,765,403)	$47,605,095
Cash	299,779
Dividends, interest and other receivables	43,171
Other assets	3,475

Total assets	47,951,520

LIABILITIES
Investment management fees payable	23,184
Distribution fees payable – Class IB	7,141
Payable for Portfolio shares redeemed	4,862
Administrative fees payable	4,655
Accrued expenses	45,370

Total liabilities	85,212

NET ASSETS	$47,866,308

Net assets were comprised of:
Paid in capital	$41,119,651
Total distributable earnings (loss)	6,746,657

Net assets	$47,866,308

Class IB
Net asset value, offering and redemption price per share, $34,826,342 / 2,741,384 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.70

Class K
Net asset value, offering and redemption price per share, $13,039,966 / 1,025,895 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.71

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$794,223
Interest	141

Total income	794,364

EXPENSES
Investment management fees	319,096
Distribution fees – Class IB	68,534
Professional fees	51,084
Administrative fees	47,149
Printing and mailing expenses	19,343
Custodian fees	5,600
Trustees’ fees	1,051
Miscellaneous	598

Gross expenses	512,455
Less: Waiver from investment manager	(101,144)

Net expenses	411,311

NET INVESTMENT INCOME (LOSS)	383,053

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	109,534
Net distributions of realized gain received from underlying funds	65,549

Net realized gain (loss)	175,083

Net change in unrealized appreciation (depreciation) on investments in securities	3,291,055

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,466,138

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,849,191

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$383,053	$261,911
Net realized gain (loss)	175,083	(299,025)
Net change in unrealized appreciation (depreciation)	3,291,055	1,921,715

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,849,191	1,884,601

Distributions to shareholders:
Class IB	(229,441)	(163,771)
Class K	(116,710)	(119,283)

Total distributions to shareholders	(346,151)	(283,054)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 982,225 and 1,116,485 shares, respectively ]	12,065,658	11,921,799
Capital shares issued in reinvestment of dividends and distributions [ 18,205 and 14,410 shares, respectively ]	229,441	163,771
Capital shares repurchased [ (75,228) and (74,145) shares, respectively ]	(917,939)	(806,409)

Total Class IB transactions	11,377,160	11,279,161

Class K
Capital shares issued in reinvestment of dividends and distributions [ 9,256 and 10,488 shares, respectively ]	116,710	119,283

Total Class K transactions	116,710	119,283

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,493,870	11,398,444

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,996,910	12,999,991
NET ASSETS:
Beginning of year	32,869,398	19,869,407

End of year	$47,866,308	$32,869,398

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				February 1, 2019* to December 31, 2019
Class IB	2021		2020
Net asset value, beginning of period	$11.60		$11.25		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11		0.10		0.22
Net realized and unrealized gain (loss)	1.08		0.34		1.18

Total from investment operations	1.19		0.44		1.40

Less distributions:
Dividends from net investment income	(0.09)		(0.09)		(0.15)
Distributions from net realized gains	—		—		—	#

Total dividends and distributions	(0.09)		(0.09)		(0.15)

Net asset value, end of period	$12.70		$11.60		$11.25

Total return (b)	10.24%		3.94%		14.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,826		$21,071		$8,546
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.11	%(j)	1.11	%(j)	1.10	%(j)
Before waivers and reimbursements (a)(f)	1.36%		1.50%		2.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.91%		0.96%		2.21	%(l)
Before waivers and reimbursements (a)(f)(x)	0.65%		0.58%		1.20	%(l)
Portfolio turnover rate^	8%		131%		16	%(z)

	Year Ended December 31,				February 1, 2019* to December 31, 2019
Class K	2021		2020
Net asset value, beginning of period	$11.60		$11.25		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.12		0.21
Net realized and unrealized gain (loss)	1.09		0.35		1.22

Total from investment operations	1.22		0.47		1.43

Less distributions:
Dividends from net investment income	(0.11)		(0.12)		(0.18)
Distributions from net realized gains	—		—		—	#

Total dividends and distributions	(0.11)		(0.12)		(0.18)

Net asset value, end of period	$12.71		$11.60		$11.25

Total return (b)	10.57%		4.19%		14.33%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,040		$11,798		$11,323
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.86	%(j)	0.86	%(j)	0.86	%(j)
Before waivers and reimbursements (a)(f)	1.12%		1.26%		1.84%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.08%		1.09%		2.18	%(l)
Before waivers and reimbursements (a)(f)(x)	0.82%		0.69%		1.18	%(l)
Portfolio turnover rate^	8%		131%		16	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/CAPITAL GROUP RESEARCH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Capital International, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	23.07%	19.19%	16.35%
Portfolio – Class IB Shares	23.06	19.20	16.34
S&P 500® Index	28.71	18.47	16.55

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.06% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 28.71% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Security selection in the Energy and Financials sectors helped relative returns.

•	Semiconductor-equipment maker ASML rose on strong earnings and a share buyback program.

•	Less-than-benchmark exposure to Amazon helped relative returns. Amazon fell in October after it reported disappointing earnings due to higher costs and tough year-over-year comparisons.

•	Bill.com rose in August after the cloud-based payments software company posted better-than-expected fourth-quarter sales.

•	Shares of startup lender SVB Financial, parent of Silicon Valley Bank, also advanced.

What hurt performance during the year:

•	Stock choice and an underweight position in information technology detracted from relative returns.

•

Stock selection and a larger footprint in the communication services sector detracted from results. Investment decisions in the Consumer Discretionary and Real Estate sectors also hurt relative results.

•	Lack of exposure to chipmaker NVIDIA detracted. The firm benefited from surging demand for its graphic processing units used in data centers and high-end gaming.

•	Shares of two biotech firms — Ultragenyx and Seagen — detracted. Seagen stock retreated following news that its co-founder and CEO had sold a large number of shares.

•	Charter Communications declined. Concerns about competitors investing heavily in fiber optic networks and a steep drop in user growth weighed on the stock.

Portfolio Positioning and Outlook — Capital International, Inc.

While the Omicron variant has created some uncertainty, we believe U.S. economic growth should continue in 2022, although at a reduced pace. In this environment, portfolio managers remain focused on companies with solid balance sheets, strong business models and opportunities for growth. The Portfolio features select financial services-related holdings in areas such as payments networks, commercial banking and insurance. Several large technology-related companies, including select semiconductor firms, are also a focus. At period end, the Portfolio was more exposed to the Financials, Industrials and Communication Services sectors relative to the benchmark, while holding less exposure to Health Care and Information Technology.

EQ/CAPITAL GROUP RESEARCH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	24.6%
Financials	13.8
Communication Services	13.2
Consumer Discretionary	12.5
Industrials	9.7
Health Care	8.4
Consumer Staples	5.3
Materials	3.5
Energy	2.7
Utilities	2.7
Real Estate	1.8
Investment Company	0.3
Repurchase Agreements	0.1
Cash and Other	1.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,077.00	$5.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class IB
Actual	1,000.00	1,077.20	5.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 0.97% and 0.97%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CAPITAL GROUP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (13.2%)
Entertainment (2.5%)
Activision Blizzard, Inc.	94,174	$6,265,396
Netflix, Inc.*	16,833	10,140,873

		16,406,269

Interactive Media & Services (7.5%)
Alphabet, Inc., Class C*	7,889	22,827,531
Meta Platforms, Inc., Class A*	63,263	21,278,510
Pinterest, Inc., Class A*	68,732	2,498,408
Snap, Inc., Class A*	69,323	3,260,261

		49,864,710

Media (3.2%)
Charter Communications, Inc., Class A*	21,329	13,905,868
Comcast Corp., Class A	142,885	7,191,402

		21,097,270

Total Communication Services		87,368,249

Consumer Discretionary (12.5%)
Automobiles (0.9%)
General Motors Co.*	96,574	5,662,134

Hotels, Restaurants & Leisure (6.4%)
Aramark	237,620	8,756,297
Chipotle Mexican Grill, Inc.*	6,720	11,748,240
Hilton Grand Vacations, Inc.*	179,660	9,362,083
Royal Caribbean Cruises Ltd.*	84,459	6,494,897
Yum! Brands, Inc.	42,879	5,954,178

		42,315,695

Household Durables (0.6%)
DR Horton, Inc.	37,889	4,109,062

Internet & Direct Marketing Retail (1.7%)
Amazon.com, Inc.*	3,433	11,446,789

Multiline Retail (1.4%)
Dollar General Corp.	22,617	5,333,767
Dollar Tree, Inc.*	30,075	4,226,139

		9,559,906

Specialty Retail (0.6%)
Burlington Stores, Inc.*	13,539	3,946,754

Textiles, Apparel & Luxury Goods (0.9%)
NIKE, Inc., Class B	33,682	5,613,779

Total Consumer Discretionary		82,654,119

Consumer Staples (5.3%)
Beverages (1.5%)
Constellation Brands, Inc., Class A	20,205	5,070,849
Molson Coors Beverage Co., Class B	100,449	4,655,811

		9,726,660

Food Products (0.8%)
Kraft Heinz Co. (The)	144,487	5,187,083

Household Products (1.0%)
Church & Dwight Co., Inc.	61,803	6,334,808

Personal Products (1.0%)
Estee Lauder Cos., Inc. (The), Class A	18,041	6,678,778

Tobacco (1.0%)
Philip Morris International, Inc.	73,110	6,945,450

Total Consumer Staples		34,872,779

Energy (2.7%)
Oil, Gas & Consumable Fuels (2.7%)
Chevron Corp.	31,922	3,746,047
ConocoPhillips	126,145	9,105,146
Equitrans Midstream Corp.	464,515	4,803,085

Total Energy		17,654,278

Financials (13.8%)
Banks (3.4%)
JPMorgan Chase & Co.	77,838	12,325,647
SVB Financial Group*	14,473	9,816,168

		22,141,815

Capital Markets (4.9%)
Brookfield Asset Management, Inc., Class A	91,021	5,495,848
CME Group, Inc.	11,574	2,644,196
Moody’s Corp.	19,404	7,578,814
MSCI, Inc.	13,478	8,257,836
Nasdaq, Inc.	30,364	6,376,744
Tradeweb Markets, Inc., Class A	19,000	1,902,660

		32,256,098

Insurance (5.5%)
Aon plc, Class A	39,558	11,889,552
Chubb Ltd.	33,774	6,528,852
Marsh & McLennan Cos., Inc.	49,768	8,650,674
RenaissanceRe Holdings Ltd.	27,180	4,602,389
Ryan Specialty Group Holdings, Inc., Class A*	124,000	5,003,400

		36,674,867

Total Financials		91,072,780

Health Care (8.4%)
Biotechnology (1.2%)
Seagen, Inc.*	49,714	7,685,784

Health Care Equipment & Supplies (2.0%)
Abbott Laboratories	38,551	5,425,668
Edwards Lifesciences Corp.*	58,224	7,542,919

		12,968,587

Health Care Providers & Services (3.2%)
Anthem, Inc.	12,531	5,808,620
Centene Corp.*	77,885	6,417,724
UnitedHealth Group, Inc.	17,909	8,992,825

		21,219,169

Life Sciences Tools & Services (2.0%)
Danaher Corp.	25,410	8,360,144
Mettler-Toledo International, Inc.*	3,000	5,091,630

		13,451,774

Total Health Care		55,325,314

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GROUP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Industrials (9.7%)
Aerospace & Defense (3.1%)
Axon Enterprise, Inc.*	11,239	$1,764,523
HEICO Corp., Class A	34,184	4,393,328
L3Harris Technologies, Inc.	29,364	6,261,579
TransDigm Group, Inc.*	12,635	8,039,398

		20,458,828

Building Products (0.9%)
Carrier Global Corp.	116,990	6,345,537

Commercial Services & Supplies (1.1%)
Waste Connections, Inc.	51,869	7,068,189

Construction & Engineering (1.9%)
Arcosa, Inc.	244,648	12,892,949

Electrical Equipment (0.9%)
AMETEK, Inc.	40,392	5,939,240

Professional Services (0.6%)
Dun & Bradstreet Holdings, Inc.*	189,738	3,887,732

Road & Rail (1.2%)
Saia, Inc.*	22,846	7,699,787

Total Industrials		64,292,262

Information Technology (24.6%)
Electronic Equipment, Instruments & Components (1.4%)
Trimble, Inc.*	107,358	9,360,544

IT Services (4.7%)
Block, Inc.*	16,093	2,599,181
GoDaddy, Inc., Class A*	46,331	3,931,649
Mastercard, Inc., Class A	30,513	10,963,931
Okta, Inc.*	11,436	2,563,608
Toast, Inc., Class A (x)*	80,947	2,809,670
Visa, Inc., Class A	39,418	8,542,275

		31,410,314

Semiconductors & Semiconductor Equipment (10.2%)
ASML Holding NV (Registered) (NYRS)	25,172	20,040,436
Broadcom, Inc.	22,122	14,720,200
Enphase Energy, Inc.*	15,077	2,758,186
Intel Corp.	55,127	2,839,041
Lam Research Corp.	14,108	10,145,768
Micron Technology, Inc.	181,039	16,863,783

		67,367,414

Software (7.0%)
Adobe, Inc.*	13,130	7,445,498
Bill.com Holdings, Inc.*	29,882	7,445,100
Microsoft Corp.	69,731	23,451,930
ServiceNow, Inc.*	12,284	7,973,667

		46,316,195

Technology Hardware, Storage & Peripherals (1.3%)
Apple, Inc.	47,096	8,362,837

Total Information Technology		162,817,304

Materials (3.5%)
Chemicals (2.4%)
Linde plc	24,292	8,415,478
Sherwin-Williams Co. (The)	20,476	7,210,828

		15,626,306

Metals & Mining (1.1%)
Allegheny Technologies, Inc.*	452,246	7,204,279

Total Materials		22,830,585

Real Estate (1.8%)
Equity Real Estate Investment Trusts (REITs) (1.8%)
Crown Castle International Corp. (REIT)	20,932	4,369,345
Equinix, Inc. (REIT)	9,139	7,730,132

Total Real Estate		12,099,477

Utilities (2.7%)
Electric Utilities (0.7%)
Edison International	69,897	4,770,470

Independent Power and Renewable Electricity Producers (1.1%)
AES Corp. (The)	298,933	7,264,072

Multi-Utilities (0.9%)
CenterPoint Energy, Inc.	197,559	5,513,872

Total Utilities		17,548,414

Total Common Stocks (98.2%) (Cost $337,324,367)		648,535,561

SHORT-TERM INVESTMENTS:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	1,815,619	1,816,345

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.1%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $68,225, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $69,590. (xx)	$68,225	68,225
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $1,000,039, collateralized by various Common Stocks; total market value $1,111,322. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		1,068,225

Total Short-Term Investments (0.4%) (Cost $2,884,570)		2,884,570

Total Investments in Securities (98.6%) (Cost $340,208,937)		651,420,131
Other Assets Less Liabilities (1.4%)		9,234,429

Net Assets (100%)		$660,654,560

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GROUP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $988,749. This was collateralized by cash of $1,068,225 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

NYRS	— New York Registry Shares

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$87,368,249	$—	$—	$87,368,249
Consumer Discretionary	82,654,119	—	—	82,654,119
Consumer Staples	34,872,779	—	—	34,872,779
Energy	17,654,278	—	—	17,654,278
Financials	91,072,780	—	—	91,072,780
Health Care	55,325,314	—	—	55,325,314
Industrials	64,292,262	—	—	64,292,262
Information Technology	162,817,304	—	—	162,817,304
Materials	22,830,585	—	—	22,830,585
Real Estate	12,099,477	—	—	12,099,477
Utilities	17,548,414	—	—	17,548,414
Short-Term Investments
Investment Company	1,816,345	—	—	1,816,345
Repurchase Agreements	—	1,068,225	—	1,068,225

Total Assets	$650,351,906	$1,068,225	$—	$651,420,131

Total Liabilities	$—	$—	$—	$—

Total	$650,351,906	$1,068,225	$—	$651,420,131

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$121,340,145
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$172,493,695

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$318,115,164
Aggregate gross unrealized depreciation	(6,768,945)

Net unrealized appreciation	$311,346,219

Federal income tax cost of investments in securities and derivative instruments, if applicable	$340,073,912

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GROUP RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $339,140,712)	$650,351,906
Repurchase Agreements (Cost $1,068,225)	1,068,225
Cash	11,312,000
Dividends, interest and other receivables	292,492
Receivable for Portfolio shares sold	25,776
Securities lending income receivable	1,833
Other assets	2,280

Total assets	663,054,512

LIABILITIES
Payable for return of collateral on securities loaned	1,068,225
Payable for securities purchased	593,519
Investment management fees payable	334,046
Distribution fees payable – Class IB	117,118
Payable for Portfolio shares redeemed	113,693
Administrative fees payable	50,089
Distribution fees payable – Class IA	20,392
Trustees’ fees payable	1,387
Accrued expenses	101,483

Total liabilities	2,399,952

NET ASSETS	$660,654,560

Net assets were comprised of:
Paid in capital	$325,886,449
Total distributable earnings (loss)	334,768,111

Net assets	$660,654,560

Class IA
Net asset value, offering and redemption price per share, $97,964,535 / 2,741,007 shares outstanding (unlimited amount authorized: $0.01 par value)	$35.74

Class IB
Net asset value, offering and redemption price per share, $562,690,025 / 15,718,641 shares outstanding (unlimited amount authorized: $0.01 par value)	$35.80

(x)	Includes value of securities on loan of $988,749.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $24,426 foreign withholding tax)	$5,415,742
Interest	4,271
Securities lending (net)	7,315

Total income	5,427,328

EXPENSES
Investment management fees	4,090,528
Distribution fees – Class IB	1,335,454
Administrative fees	577,768
Distribution fees – Class IA	237,824
Professional fees	60,328
Printing and mailing expenses	41,207
Custodian fees	29,200
Trustees’ fees	17,398
Miscellaneous	11,412

Gross expenses	6,401,119
Less: Waiver from investment manager	(294,138)

Net expenses	6,106,981

NET INVESTMENT INCOME (LOSS)	(679,653)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	52,702,642
Net change in unrealized appreciation (depreciation) on investments in securities	77,189,086

NET REALIZED AND UNREALIZED GAIN (LOSS)	129,891,728

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$129,212,075

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GROUP RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(679,653)	$285,238
Net realized gain (loss)	52,702,642	35,906,367
Net change in unrealized appreciation (depreciation)	77,189,086	71,717,962

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	129,212,075	107,909,567

Distributions to shareholders:
Class IA	(4,617,169)	(4,625,018)
Class IB	(26,449,238)	(26,362,709)

Total distributions to shareholders	(31,066,407)	(30,987,727)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 209,688 and 1,609,557 shares, respectively ]	6,822,758	43,527,922
Capital shares issued in reinvestment of dividends and distributions [ 131,793 and 156,094 shares, respectively ]	4,617,169	4,625,018
Capital shares repurchased [ (435,898) and (516,285) shares, respectively ]	(15,030,672)	(14,144,880)

Total Class IA transactions	(3,590,745)	34,008,060

Class IB
Capital shares sold [ 518,407 and 504,451 shares, respectively ]	17,589,919	13,000,609
Capital shares issued in connection with merger (Note 8) [ 0 and 3,579,588 shares, respectively ]	—	97,316,445
Capital shares issued in reinvestment of dividends and distributions [ 753,770 and 888,387 shares, respectively ]	26,449,238	26,362,709
Capital shares repurchased [ (1,695,186) and (3,370,358) shares, respectively ]	(57,504,174)	(90,689,640)

Total Class IB transactions	(13,465,017)	45,990,123

Class K
Capital shares sold [ 0 and 41,820 shares, respectively ]	—	942,928
Capital shares repurchased [ 0 and (287,866) shares, respectively ]	—	(7,419,663)

Total Class K transactions	—	(6,476,735)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(17,055,762)	73,521,448

TOTAL INCREASE (DECREASE) IN NET ASSETS	81,089,906	150,443,288
NET ASSETS:
Beginning of year	579,564,654	429,121,366

End of year	$660,654,560	$579,564,654

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GROUP RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019		2018	2017
Net asset value, beginning of year	$30.50	$26.18	$22.27		$26.69	$22.66

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	0.01	0.17	(2)	0.14	0.16	(1)
Net realized and unrealized gain (loss)	7.03	6.03	7.06		(1.20)	5.58

Total from investment operations	6.99	6.04	7.23		(1.06)	5.74

Less distributions:
Dividends from net investment income	—	(0.03)	(0.15)		(0.16)	(0.16)
Distributions from net realized gains	(1.75)	(1.69)	(3.17)		(3.20)	(1.55)

Total dividends and distributions	(1.75)	(1.72)	(3.32)		(3.36)	(1.71)

Net asset value, end of year	$35.74	$30.50	$26.18		$22.27	$26.69

Total return	23.07%	23.26%	32.89%		(4.81)%	25.39	%(dd)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$97,965	$86,482	$41,519		$37,013	$42,155
Ratio of expenses to average net assets:
After waivers (f)	0.97%	0.97%	0.97%		0.97%	0.97%
Before waivers (f)	1.02%	1.03%	1.03%		1.04%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.11)%	0.05%	0.66	%(aa)	0.52%	0.61	%(ee)
Before waivers (f)	(0.15)%	(0.01)%	0.59	%(aa)	0.45%	0.54	%(ee)
Portfolio turnover rate^	20%	42%	32%		31%	28%

	Year Ended December 31,
Class IB	2021	2020	2019		2018	2017
Net asset value, beginning of year	$30.55	$26.22	$22.30		$26.72	$22.68

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	0.02	0.17	(2)	0.14	0.16	(1)
Net realized and unrealized gain (loss)	7.04	6.03	7.07		(1.20)	5.59

Total from investment operations	7.00	6.05	7.24		(1.06)	5.75

Less distributions:
Dividends from net investment income	—	(0.03)	(0.15)		(0.16)	(0.16)
Distributions from net realized gains	(1.75)	(1.69)	(3.17)		(3.20)	(1.55)

Total dividends and distributions	(1.75)	(1.72)	(3.32)		(3.36)	(1.71)

Net asset value, end of year	$35.80	$30.55	$26.22		$22.30	$26.72

Total return	23.06%	23.26%	32.89%		(4.81)%	25.41	%(dd)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$562,690	$493,082	$381,178		$316,075	$359,765
Ratio of expenses to average net assets:
After waivers (f)	0.97%	0.97%	0.97%		0.97%	0.97%
Before waivers (f)	1.02%	1.03%	1.03%		1.04%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.11)%	0.06%	0.66	%(aa)	0.52%	0.60	%(ee)
Before waivers (f)	(0.15)%	— %‡‡	0.59	%(aa)	0.45%	0.54	%(ee)
Portfolio turnover rate^	20%	42%	32%		31%	28%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GROUP RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	January 1, 2020 to June 7, 2020‡	Year Ended December 31,
Class K		2019		2018	2017
Net asset value, beginning of year	$26.11	$22.21		$26.64	$22.61

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.24	(2)	0.21	0.22	(1)
Net realized and unrealized gain (loss)	0.95	7.05		(1.21)	5.58

Total from investment operations	1.00	7.29		(1.00)	5.80

Less distributions:
Dividends from net investment income	—	(0.22)		(0.23)	(0.22)
Distributions from net realized gains	—	(3.17)		(3.20)	(1.55)

Total dividends and distributions	—	(3.39)		(3.43)	(1.77)

Net asset value, end of year	$27.11	$26.11		$22.21	$26.64

Total return (b)	3.79%	33.24%		(4.61)%	25.74	%(dd)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$6,424		$4,285	$4,081
Ratio of expenses to average net assets:
After waivers (a)(f)	0.72%	0.72%		0.72%	0.72%
Before waivers (a)(f)	0.79%	0.79%		0.79%	0.79%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.44%	0.91	%(aa)	0.77%	0.85	%(ee)
Before waivers (a)(f)	0.37%	0.84	%(aa)	0.71%	0.79	%(ee)
Portfolio turnover rate^	42%	32%		31%	28%
‡	After the close of business on June 7, 2020 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
‡‡	Amount is less than 0.005%.
(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.11, $0.11 and $0.17 for Class IA, Class IB and Class K, respectively.
(2)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12, $0.12 and $0.19 for Class IA, IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.19% lower.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 25.25% for Class IA, 25.27% for Class IB and 25.55% for Class K.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.18% lower.

See Notes to Financial Statements.

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	ClearBridge Investments, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	21.73%	21.35%	16.67%
Portfolio – Class IB Shares	21.67	21.34	16.67
Portfolio – Class K Shares*	22.00	21.65	16.19
Russell 1000® Growth Index	27.60	25.32	19.79

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 21.67% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned 27.60% over the same period.

Portfolio Highlights

What helped performance during the year:

•

On a sector basis, Energy, which maintains a minimal weighting in the benchmark, and Information Technology were the best performers while Financials and Communication Services also outperformed. Meanwhile, Materials, Industrials, Consumer Staples and Health Care underperformed but still produced positive returns.

•

The Portfolio’s Health Care exposure was the primary driver of performance for the year. Here success was found outside the traditional biopharmaceutical segment with solid contributions from managed care provider UnitedHealth Group, animal health provider Zoetis as well as long-time holding Thermo Fisher Scientific, a diversified provider of life sciences solutions, analytical instruments, specialty diagnostics, and laboratory products and services that has been a key supplier during the COVID-19 pandemic.

•

Stock selection in the Industrials sector was a solid contributor to relative performance, led by IHS Markit, whose shares rose ahead of its pending merger with fellow information provider S&P Global; solid gains from United Parcel Service, which continues to benefit from a surge in deliveries from e-commerce as well as a focus on more profitable, higher margin businesses; and Grainger, which continues to execute well and generate steady cash flow as a supplier to the recovering construction and related industrial activities.

•

Microsoft, Nvidia, Palo Alto Networks and Apple were standouts in the Information Technology sector, as they maintain leadership positions in secular growth areas that were accelerated by the work-from-home and stay-at-home environments and may continue to benefit from the greater penetration of cloud services and digitalization among consumer and business customers.

•	Facebook (now Meta Platforms) has been a stalwart in online advertising, winning a regulatory reprieve and delivering consistently improving results.

What hurt performance during the year:

•

Stock selection in Communication Services was the primary detractor from performance, mostly due to not owning Alphabet, which holds one of the largest weightings in the benchmark. We prefer to play the secular growth trends in digital advertising through Facebook rather than Google. Weakness in Walt Disney, which is suffering through slower than expected subscriber growth for its streaming service, and Asian e-commerce and gaming provider Sea Limited hurt results as well.

•

Stock selection in the Information Technology sector was also a significant detractor, due primarily to underperformance of software stocks Splunk, UiPath and payments provider Fidelity National Information Services. We maintain confidence in these companies as most are successful working through short-term issues with Splunk recovering from poor execution and management of earnings guidance while UiPath may see long-term benefits as organizations around

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

the world begin to understand the power of automation. FIS has been hurt by increasing competition in its merchant business, but the company expects to deliver high single-digit revenue growth in this area and remains undervalued versus peers.

•

The Portfolio’s Consumer Discretionary exposure was also a headwind as Alibaba was hurt by increased regulatory scrutiny and weaker demand in China while Amazon.com underperformed the broader market on tougher comparables.

Portfolio Positioning and Outlook — ClearBridge Investments, LLC

We have remained engaged over the trailing 12 months, repositioning the Portfolio to increase our up capture and active share with the addition of eight new positions and the sale of 11 others where the stocks either reached our price target or no longer provided as compelling a risk/reward profile as other growth opportunities in the market. Participation in secular growth trends has been a focus of our activity with the purchase of Eaton expanding our exposure to electric vehicles and the electrification of the global economy; Sea Limited, PayPal and to a lesser extent Nike contribute to our focus on e-commerce and digital payments; while Netflix and Intuitive Surgical are market leaders in the expanding areas of streaming and medical technology.

Several encouraging macro trends are emerging in support of two areas outside tech: consumer spending and industrial production. Unlike in past recessions and recoveries, consumer balance sheets have actually improved dramatically since the onset of the pandemic. This may feed through to increased spending on services like travel, which would benefit companies tied to the reopening like Fidelity National Information Services and Visa, and on discretionary items offered by retailers like Ulta Beauty and Nike. We expect the supply chain constraints contributing to inflation and goods shortages will begin to lessen with an ambitious rebuilding of inventories. This could be a multi-year phenomenon beneficial to quality industrials with high levels of organic growth like Grainger and distributors such as Advance Auto Parts.

The ramp up of Federal Reserve tapering and a steepening yield curve likely mean the best earnings growth going forward will not be in technology. We believe the Portfolio’s well-positioned for a return to an environment of normalized economic growth and equity returns where protecting capital through periods of volatility will be a significant contributor to performance. Other than the selloff at the onset of the pandemic, we have not experienced a significant downturn in many years. This could change in a less supportive environment and give us as active managers an opportunity to benefit from our focus on quality growth companies and the downside protection they can offer when positive sentiment and liquidity evaporate.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	39.1%
Consumer Discretionary	21.3
Health Care	13.4
Industrials	10.9
Communication Services	10.8
Consumer Staples	1.6
Real Estate	1.5
Repurchase Agreements	0.7
Cash and Other	0.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,093.10	$5.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,093.00	5.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	1,094.60	3.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.8%)
Entertainment (5.0%)
Netflix, Inc.*	19,100	$11,506,604
Sea Ltd. (ADR)*	25,270	5,653,152
Walt Disney Co. (The)*	43,852	6,792,236

		23,951,992

Interactive Media & Services (5.8%)
Meta Platforms, Inc., Class A*	83,203	27,985,329

Total Communication Services		51,937,321

Consumer Discretionary (21.3%)
Auto Components (1.6%)
Aptiv plc*	47,199	7,785,475

Hotels, Restaurants & Leisure (1.2%)
Booking Holdings, Inc.*	2,449	5,875,715

Internet & Direct Marketing Retail (9.3%)
Alibaba Group Holding Ltd. (ADR)*	35,350	4,199,226
Amazon.com, Inc.*	12,076	40,265,490

		44,464,716

Specialty Retail (7.4%)
Advance Auto Parts, Inc.	29,790	7,146,025
Home Depot, Inc. (The)	30,205	12,535,377
Tractor Supply Co.	30,720	7,329,792
Ulta Beauty, Inc.*	21,154	8,722,641

		35,733,835

Textiles, Apparel & Luxury Goods (1.8%)
NIKE, Inc., Class B	50,700	8,450,169

Total Consumer Discretionary		102,309,910

Consumer Staples (1.6%)
Beverages (1.6%)
Monster Beverage Corp.*	79,560	7,640,942

Total Consumer Staples		7,640,942

Health Care (13.4%)
Biotechnology (0.8%)
BioMarin Pharmaceutical, Inc.*	41,840	3,696,564

Health Care Equipment & Supplies (3.0%)
Alcon, Inc. (x)	84,130	7,329,406
Intuitive Surgical, Inc.*	19,800	7,114,140

		14,443,546

Health Care Providers & Services (3.6%)
UnitedHealth Group, Inc.	34,245	17,195,784

Life Sciences Tools & Services (3.1%)
Thermo Fisher Scientific, Inc.	22,697	15,144,346

Pharmaceuticals (2.9%)
Zoetis, Inc.	57,407	14,009,030

Total Health Care		64,489,270

Industrials (10.9%)
Aerospace & Defense (1.4%)
Raytheon Technologies Corp.	79,420	6,834,885

Air Freight & Logistics (2.4%)
United Parcel Service, Inc., Class B	54,248	11,627,516

Electrical Equipment (1.6%)
Eaton Corp. plc	43,260	7,476,193

Professional Services (2.1%)
IHS Markit Ltd.	76,263	10,136,878

Road & Rail (1.5%)
Uber Technologies, Inc.*	172,580	7,236,280

Trading Companies & Distributors (1.9%)
WW Grainger, Inc.	17,640	9,141,754

Total Industrials		52,453,506

Information Technology (39.1%)
IT Services (5.8%)
Fidelity National Information Services, Inc.	46,490	5,074,384
PayPal Holdings, Inc.*	22,600	4,261,908
Visa, Inc., Class A	86,861	18,823,647

		28,159,939

Semiconductors & Semiconductor Equipment (7.1%)
ASML Holding NV (Registered) (NYRS)	8,140	6,480,580
NVIDIA Corp.	75,740	22,275,892
NXP Semiconductors NV	24,230	5,519,109

		34,275,581

Software (20.8%)
Adobe, Inc.*	26,529	15,043,535
Atlassian Corp. plc, Class A*	26,570	10,130,875
Microsoft Corp.	84,027	28,259,961
Palo Alto Networks, Inc.*	25,350	14,113,866
salesforce.com, Inc.*	66,560	16,914,893
Splunk, Inc.*	45,395	5,253,109
UiPath, Inc., Class A (x)*	67,332	2,904,029
Workday, Inc., Class A*	27,390	7,482,400

		100,102,668

Technology Hardware, Storage & Peripherals (5.4%)
Apple, Inc.	145,034	25,753,687

Total Information Technology		188,291,875

Real Estate (1.5%)
Equity Real Estate Investment Trusts (REITs) (1.5%)
Equinix, Inc. (REIT)	8,700	7,358,808

Total Real Estate		7,358,808

Total Common Stocks (98.6%) (Cost $205,529,251)		474,481,632

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.7%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $100,001, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $102,018. (xx)	$100,000	$100,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $3,200,055, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $3,264,051. (xx)	3,200,050	3,200,050
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $100,001, collateralized by various Common Stocks; total market value $110,536. (xx)	100,000	100,000

Total Repurchase Agreements		3,400,050

Total Short-Term Investments (0.7%) (Cost $3,400,050)		3,400,050

Total Investments in Securities (99.3%) (Cost $208,929,301)		477,881,682
Other Assets Less Liabilities (0.7%)		3,604,630

Net Assets (100%)		$481,486,312

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $3,289,250. This was collateralized by $952 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.250%, maturing 1/15/22 - 8/15/51 and by cash of $3,400,050 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$51,937,321	$—	$—	$51,937,321
Consumer Discretionary	102,309,910	—	—	102,309,910
Consumer Staples	7,640,942	—	—	7,640,942
Health Care	64,489,270	—	—	64,489,270
Industrials	52,453,506	—	—	52,453,506
Information Technology	188,291,875	—	—	188,291,875
Real Estate	7,358,808	—	—	7,358,808
Short-Term Investments
Repurchase Agreements	—	3,400,050	—	3,400,050

Total Assets	$474,481,632	$3,400,050	$—	$477,881,682

Total Liabilities	$—	$—	$—	$—

Total	$474,481,632	$3,400,050	$—	$477,881,682

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$71,746,196
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$116,480,782

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$273,677,546
Aggregate gross unrealized depreciation	(4,780,023)

Net unrealized appreciation	$268,897,523

Federal income tax cost of investments in securities and derivative instruments, if applicable	$208,984,159

For the year ended December 31, 2021, the Portfolio incurred approximately $359 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $205,529,251)	$474,481,632
Repurchase Agreements (Cost $3,400,050)	3,400,050
Cash	7,593,589
Dividends, interest and other receivables	61,676
Receivable for Portfolio shares sold	10,075
Securities lending income receivable	271
Other assets	1,601

Total assets	485,548,894

LIABILITIES
Payable for return of collateral on securities loaned	3,400,050
Investment management fees payable	251,389
Payable for Portfolio shares redeemed	230,434
Distribution fees payable – Class IB	95,438
Administrative fees payable	36,779
Distribution fees payable – Class IA	3,822
Accrued expenses	44,670

Total liabilities	4,062,582

NET ASSETS	$481,486,312

Net assets were comprised of:
Paid in capital	$197,836,141
Total distributable earnings (loss)	283,650,171

Net assets	$481,486,312

Class IA
Net asset value, offering and redemption price per share, $18,226,044 / 979,011 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.62

Class IB
Net asset value, offering and redemption price per share, $455,080,516 / 25,532,021 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.82

Class K
Net asset value, offering and redemption price per share, $8,179,752 / 429,811 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.03

(x)	Includes value of securities on loan of $3,289,250.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $20,862 foreign withholding tax)	$2,595,694
Interest	2,331
Securities lending (net)	118,726

Total income	2,716,751

EXPENSES
Investment management fees	2,944,555
Distribution fees – Class IB	1,071,925
Administrative fees	415,898
Professional fees	61,932
Distribution fees – Class IA	41,818
Printing and mailing expenses	34,968
Custodian fees	24,100
Trustees’ fees	12,540
Miscellaneous	8,865

Gross expenses	4,616,601
Less: Waiver from investment manager	(103,612)

Net expenses	4,512,989

NET INVESTMENT INCOME (LOSS)	(1,796,238)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	43,128,079
Net change in unrealized appreciation (depreciation) on investments in securities	47,961,468

NET REALIZED AND UNREALIZED GAIN (LOSS)	91,089,547

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,293,309

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,796,238)	$(693,019)
Net realized gain (loss)	43,128,079	39,345,015
Net change in unrealized appreciation (depreciation)	47,961,468	66,519,218

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,293,309	105,171,214

Distributions to shareholders:
Class IA	(1,103,083)	(1,206,061)
Class IB	(28,820,421)	(32,900,762)
Class K	(482,900)	(595,426)

Total distributions to shareholders	(30,406,404)	(34,702,249)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 43,578 and 128,076 shares, respectively ]	764,332	1,599,749
Capital shares issued in reinvestment of dividends and distributions [ 59,772 and 75,976 shares, respectively ]	1,103,083	1,206,061
Capital shares repurchased [ (78,252) and (273,719) shares, respectively ]	(1,364,647)	(3,668,834)

Total Class IA transactions	502,768	(863,024)

Class IB
Capital shares sold [ 1,260,865 and 1,463,728 shares, respectively ]	21,429,256	20,181,124
Capital shares issued in reinvestment of dividends and distributions [ 1,630,616 and 2,158,672 shares, respectively ]	28,820,421	32,900,762
Capital shares repurchased [ (3,524,997) and (5,072,152) shares, respectively ]	(60,013,756)	(69,958,467)

Total Class IB transactions	(9,764,079)	(16,876,581)

Class K
Capital shares sold [ 50,396 and 179,143 shares, respectively ]	885,207	2,489,271
Capital shares issued in reinvestment of dividends and distributions [ 25,606 and 36,840 shares, respectively ]	482,900	595,426
Capital shares repurchased [ (97,723) and (467,694) shares, respectively ]	(1,684,602)	(6,568,531)

Total Class K transactions	(316,495)	(3,483,834)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(9,577,806)	(21,223,439)

TOTAL INCREASE (DECREASE) IN NET ASSETS	49,309,099	49,245,526
NET ASSETS:
Beginning of year	432,177,213	382,931,687

End of year	$481,486,312	$432,177,213

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020		2019	2018		2017
Net asset value, beginning of year	$16.29	$13.51		$10.89	$11.95		$10.77

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.07)	(0.03	)(2)	— #	0.02	(1)	0.01
Net realized and unrealized gain (loss)	3.59	4.17		3.45	0.01		2.65

Total from investment operations	3.52	4.14		3.45	0.03		2.66

Less distributions:
Dividends from net investment income	—	—		— #	(0.02)		(0.01)
Distributions from net realized gains	(1.19)	(1.36)		(0.83)	(1.07)		(1.47)

Total dividends and distributions	(1.19)	(1.36)		(0.83)	(1.09)		(1.48)

Net asset value, end of year	$18.62	$16.29		$13.51	$10.89		$11.95

Total return	21.73%	30.91%		31.99%	(0.38)%		25.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$18,226	$15,538		$13,833	$11,286		$12,084
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.03%		1.04%	1.04%		1.04%
Before waivers (f)	1.02%	1.04%		1.04%	1.04%		1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.40)%	(0.18	)%(bb)	0.02%	0.18	%(aa)	0.08%
Before waivers (f)	(0.42)%	(0.19	)%(bb)	0.02%	0.18	%(aa)	0.08%
Portfolio turnover rate^	16%	20%		20%	18%		16%

	Year Ended December 31,
Class IB	2021	2020		2019	2018		2017
Net asset value, beginning of year	$15.64	$13.02		$10.52	$11.57		$10.47

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.07)	(0.03	)(2)	— #	0.02	(1)	0.01
Net realized and unrealized gain (loss)	3.44	4.01		3.33	0.02		2.57

Total from investment operations	3.37	3.98		3.33	0.04		2.58

Less distributions:
Dividends from net investment income	—	—		— #	(0.02)		(0.01)
Distributions from net realized gains	(1.19)	(1.36)		(0.83)	(1.07)		(1.47)

Total dividends and distributions	(1.19)	(1.36)		(0.83)	(1.09)		(1.48)

Net asset value, end of year	$17.82	$15.64		$13.02	$10.52		$11.57

Total return	21.67%	30.85%		31.98%	(0.30)%		25.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$455,081	$409,150		$359,458	$304,627		$343,495
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.03%		1.04%	1.04%		1.04%
Before waivers (f)	1.02%	1.03%		1.04%	1.04%		1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.40)%	(0.19	)%(bb)	0.02%	0.17	%(aa)	0.07%
Before waivers (f)	(0.42)%	(0.19	)%(bb)	0.02%	0.17	%(aa)	0.07%
Portfolio turnover rate^	16%	20%		20%	18%		16%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020		2019	2018		2017
Net asset value, beginning of year	$16.59	$13.71		$11.04	$12.09		$10.88

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	0.01	(2)	0.04	0.06	(1)	0.04
Net realized and unrealized gain (loss)	3.66	4.23		3.49	0.01		2.68

Total from investment operations	3.63	4.24		3.53	0.07		2.72

Less distributions:
Dividends from net investment income	—	—		(0.03)	(0.05)		(0.04)
Distributions from net realized gains	(1.19)	(1.36)		(0.83)	(1.07)		(1.47)

Total dividends and distributions	(1.19)	(1.36)		(0.86)	(1.12)		(1.51)

Net asset value, end of year	$19.03	$16.59		$13.71	$11.04		$12.09

Total return	22.00%	31.19%		32.30%	(0.03)%		25.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,180	$7,490		$9,641	$7,588		$7,820
Ratio of expenses to average net assets:
After waivers (f)	0.75%	0.78%		0.79%	0.79%		0.79%
Before waivers (f)	0.77%	0.78%		0.79%	0.79%		0.79%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.15)%	0.07	%(bb)	0.27%	0.44	%(aa)	0.32%
Before waivers (f)	(0.17)%	0.07	%(bb)	0.27%	0.44	%(aa)	0.32%
Portfolio turnover rate^	16%	20%		20%	18%		16%
#	Per share amount is less than $0.005.
(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.03), $(0.03) and $0.00# for Class IA, Class IB and Class K, respectively.
(2)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.01, $0.01 and $0.04 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.12% lower.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.05% lower.

See Notes to Financial Statements.

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	ClearBridge Investments, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	25.19%	18.49%	15.37%
Portfolio – Class IB Shares	25.06	18.48	15.36
Portfolio – Class K Shares*	N/A	N/A	1.74
S&P 500® Index	28.71	18.47	16.55

* Date of inception 10/26/21. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.06% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 28.71% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the Health Care sector was the primary contributor to results as the Portfolio received strong contributions from outpatient surgery center operators Surgery Partners and contract research organization Syneos Health.

•

Stock selection in the more cyclical sectors of Financials, Industrials and Materials also proved beneficial and reflected the Portfolio’s increasing exposure to steady compounders like CME Group and Willscot Mobile Mini as well as evolving opportunities such as Truist Financial, which is realizing synergies from its merger of two strong regional banks during the pandemic.

What hurt performance during the year:

•	Overall stock selection and sector allocation detracted from performance.

•

Stock selection in the Communication Services sector represented the greatest drag on results with weakness centered in social preferences platform Pinterest, online gaming provider Zynga and dating platform Match Group.

•

Stock selection in the Information Technology sector was also a headwind, dragged down by the end of year decline of DocuSign and weakness in website tools developer Wix.com, both of which saw less demand for their products in a reopening economy.

•	Consumer Discretionary names also struggled, with e-commerce providers MercadoLibre, Chewy.com and omnichannel retailer Purple Innovation among the most significant detractors.

•	The use of derivatives during the period ending detracted from Portfolio performance.

Portfolio Positioning and Outlook — ClearBridge Investments, LLC

We are encouraged that the active repositioning we have undertaken over the last year has provided enough balance for the Portfolio to perform well in both the higher growth period in the second and third quarters of the year as well as the cyclical-oriented market we experienced to start and end 2021. Over the last 12 months, we have established a wider array of exposures across public and private equity and alternative investments because we believe there will be more breadth in the market going forward. In aggregate, we established more than 20 new common stock equity positions as well as several convertible and private security positions and gained exposure through special purpose acquisition companies (SPACs) initial public offerings (IPOs) and option strategies. We also sold more than a dozen common stock holdings, where valuations had become full, our thesis for owning the company had changed or due to an acquisition. In addition, we made ample use of options to enhance the risk/reward of existing long positions.

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Our selectivity is reflected in the performance of the small number of IPOs we choose to participate in during the year. While a flooded IPO market saw the majority of companies end 2021 underwater, most of our IPOs finished the year above their deal price with much better performance. We attribute this success to our experience following and investing in companies for years in the private markets. From a fundamental standpoint, we target companies that are cash flow positive or very close to it and are led by strong, entrepreneurial managements in industries we know and have been successful in such as software, payments, consumer and health care.

Worse than expected inflation due to global supply chain and labor constraints are forcing companies to raise prices or spend more on hiring and transport to meet revenue targets. We are carefully monitoring these developments to discern the duration and severity of impacts on margins and profitability.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	26.2%
Consumer Discretionary	12.2
Health Care	10.8
Industrials	10.7
Investment Companies	10.7
Financials	8.2
Communication Services	6.0
Consumer Staples	5.4
Real Estate	3.8
Energy	2.2
Repurchase Agreements	1.9
Materials	1.7
Utilities	1.0
Cash and Other	(0.8)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,071.10	$5.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,070.40	5.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K†
Actual	1,000.00	1,017.40	1.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

†  Resumed operations on October 26, 2021.

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and hypothetical example (to reflect the one-half year period) and multiplied by 67/365 for Class K (to reflect the actual number of days the Class was in operation in the period).

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (6.0%)
Diversified Telecommunication Services (0.4%)
AT&T, Inc.	61,456	$1,511,818
Lumen Technologies, Inc.	7,550	94,752
Verizon Communications, Inc.	35,631	1,851,387

		3,457,957

Entertainment (1.5%)
Activision Blizzard, Inc.	6,753	449,277
Electronic Arts, Inc.	2,409	317,747
Endeavor Group Holdings, Inc., Class A*	133,590	4,660,955
Live Nation Entertainment, Inc.*	1,213	145,184
Netflix, Inc.*	3,812	2,296,501
Take-Two Interactive Software, Inc.*	986	175,232
Walt Disney Co. (The)*	15,638	2,422,170
Zynga, Inc., Class A*	390,350	2,498,240

		12,965,306

Interactive Media & Services (3.6%)
Alphabet, Inc., Class A*	2,589	7,500,437
Alphabet, Inc., Class C*	2,406	6,961,978
Match Group, Inc.*	57,946	7,663,358
Meta Platforms, Inc., Class A*	20,364	6,849,431
Twitter, Inc.*	6,984	301,848
VTEX, Class A (x)*	80,700	865,104

		30,142,156

Media (0.4%)
Charter Communications, Inc., Class A*	1,057	689,132
Comcast Corp., Class A	39,239	1,974,899
Discovery, Inc., Class A (x)*	1,407	33,121
Discovery, Inc., Class C*	2,634	60,318
DISH Network Corp., Class A*	1,915	62,123
Fox Corp., Class A	2,737	100,995
Fox Corp., Class B	1,126	38,588
Interpublic Group of Cos., Inc. (The)	3,348	125,383
News Corp., Class A	3,695	82,436
News Corp., Class B	1,178	26,505
Omnicom Group, Inc.	1,825	133,718
Tribune Co. Litigation, Class 1C (r)*	24,151	—
ViacomCBS, Inc.	5,130	154,823

		3,482,041

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	5,053	586,047

Total Communication Services		50,633,507

Consumer Discretionary (12.2%)
Auto Components (0.5%)
Aptiv plc*	2,351	387,798
BorgWarner, Inc.	2,044	92,123
Fox Factory Holding Corp.*	23,970	4,077,297

		4,557,218

Automobiles (1.3%)
Ford Motor Co.	33,782	701,652
General Motors Co.*	12,495	732,582
Rivian Automotive, Inc., Class A (x)*	25,035	2,595,879
Tesla, Inc.*	7,001	7,398,517

		11,428,630

Distributors (0.1%)
Genuine Parts Co.	1,214	170,203
LKQ Corp.	2,289	137,408
Pool Corp.	339	191,874

		499,485

Hotels, Restaurants & Leisure (1.6%)
Booking Holdings, Inc.*	353	846,928
Caesars Entertainment, Inc.*	1,813	169,570
Carnival Corp.*	6,753	135,870
Chipotle Mexican Grill, Inc.*	245	428,321
Darden Restaurants, Inc.	1,103	166,156
Domino’s Pizza, Inc.	312	176,071
Expedia Group, Inc.*	39,133	7,072,116
Hilton Worldwide Holdings, Inc.*	2,433	379,524
Las Vegas Sands Corp.*	2,922	109,984
Marriott International, Inc., Class A*	2,381	393,436
McDonald’s Corp.	6,431	1,723,958
MGM Resorts International	3,176	142,539
Norwegian Cruise Line Holdings Ltd. (x)*	3,128	64,875
Penn National Gaming, Inc.*	1,488	77,153
Royal Caribbean Cruises Ltd.*	1,899	146,033
Starbucks Corp.	10,155	1,187,830
Wynn Resorts Ltd.*	922	78,407
Yum! Brands, Inc.	2,502	347,428

		13,646,199

Household Durables (0.4%)
Cricut, Inc., Class A (x)*	104,610	2,310,835
DR Horton, Inc.	2,860	310,167
Garmin Ltd.	1,286	175,114
Lennar Corp., Class A	2,329	270,537
Mohawk Industries, Inc.*	428	77,973
Newell Brands, Inc.	2,883	62,965
NVR, Inc.*	28	165,448
PulteGroup, Inc.	2,193	125,352
Whirlpool Corp.	486	114,045

		3,612,436

Internet & Direct Marketing Retail (3.2%)
Amazon.com, Inc.*	3,754	12,517,112
Chewy, Inc., Class A (x)*	44,320	2,613,550
eBay, Inc.	5,350	355,775
Etsy, Inc.*	1,119	244,994
Global-e Online Ltd.*	24,190	1,533,404
Klaviyo, Inc. (r)*	20,574	646,915
MercadoLibre, Inc.*	6,645	8,960,118

		26,871,868

Leisure Products (0.0%)
Hasbro, Inc.	1,093	111,246

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Multiline Retail (0.2%)
Dollar General Corp.	2,000	$471,660
Dollar Tree, Inc.*	1,890	265,583
Target Corp.	4,189	969,502

		1,706,745

Specialty Retail (3.9%)
Advance Auto Parts, Inc.	511	122,579
American Eagle Outfitters, Inc. (x)	183,210	4,638,877
AutoZone, Inc.*	176	368,965
Bath & Body Works, Inc.	2,241	156,399
Best Buy Co., Inc.	1,909	193,954
CarMax, Inc.*	1,379	179,587
Carvana Co.*	22,790	5,282,494
Gap, Inc. (The)	1,717	30,305
Home Depot, Inc. (The)	9,083	3,769,536
Lowe’s Cos., Inc.	32,183	8,318,662
O’Reilly Automotive, Inc.*	568	401,139
Ross Stores, Inc.	72,104	8,240,045
TJX Cos., Inc. (The)	10,351	785,848
Tractor Supply Co.	968	230,965
Ulta Beauty, Inc.*	463	190,913

		32,910,268

Textiles, Apparel & Luxury Goods (1.0%)
Crocs, Inc.*	50,380	6,459,724
NIKE, Inc., Class B	10,997	1,832,870
PVH Corp.	660	70,389
Ralph Lauren Corp.	421	50,040
Tapestry, Inc.	2,367	96,100
Under Armour, Inc., Class A*	1,305	27,653
Under Armour, Inc., Class C*	1,690	30,488
VF Corp.	2,893	211,825

		8,779,089

Total Consumer Discretionary		104,123,184

Consumer Staples (5.4%)
Beverages (2.3%)
Brown-Forman Corp., Class B	1,543	112,423
Coca-Cola Co. (The)	33,456	1,980,930
Constellation Brands, Inc., Class A	24,010	6,025,790
Molson Coors Beverage Co., Class B	1,436	66,559
Monster Beverage Corp.*	95,911	9,211,292
PepsiCo, Inc.	11,899	2,066,975

		19,463,969

Food & Staples Retailing (1.9%)
Casey’s General Stores, Inc.	22,760	4,491,686
Costco Wholesale Corp.	3,802	2,158,396
Kroger Co. (The)	5,755	260,471
Performance Food Group Co.*	149,390	6,855,507
Sysco Corp.	4,467	350,883
Walgreens Boots Alliance, Inc.	6,282	327,669
Walmart, Inc.	12,239	1,770,861

		16,215,473

Food Products (0.3%)
Archer-Daniels-Midland Co.	4,892	330,650
Campbell Soup Co.	1,552	67,450
Conagra Brands, Inc.	4,040	137,966
General Mills, Inc.	5,281	355,834
Hershey Co. (The)	1,285	248,609
Hormel Foods Corp.	2,380	116,168
J M Smucker Co. (The)	916	124,411
Kellogg Co.	2,157	138,954
Kraft Heinz Co. (The)	6,299	226,134
Lamb Weston Holdings, Inc.	1,120	70,986
McCormick & Co., Inc. (Non-Voting)	2,217	214,184
Mondelez International, Inc., Class A	12,005	796,051
Tyson Foods, Inc., Class A	2,612	227,662

		3,055,059

Household Products (0.6%)
Church & Dwight Co., Inc.	2,076	212,790
Clorox Co. (The)	1,038	180,986
Colgate-Palmolive Co.	7,261	619,654
Kimberly-Clark Corp.	2,922	417,612
Procter & Gamble Co. (The)	20,826	3,406,717

		4,837,759

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	1,994	738,179

Tobacco (0.2%)
Altria Group, Inc.	15,827	750,041
Philip Morris International, Inc.	13,398	1,272,810

		2,022,851

Total Consumer Staples		46,333,290

Energy (2.2%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	7,522	180,979
Halliburton Co.	7,972	182,320
Schlumberger NV	12,178	364,731

		728,030

Oil, Gas & Consumable Fuels (2.1%)
APA Corp.	2,862	76,959
Chevron Corp.	16,590	1,946,836
ConocoPhillips	11,331	817,872
Coterra Energy, Inc.	6,867	130,473
Devon Energy Corp.	5,582	245,887
Diamondback Energy, Inc.	1,441	155,412
EOG Resources, Inc.	5,059	449,391
Exxon Mobil Corp.	36,435	2,229,458
Hess Corp.	2,332	172,638
Kinder Morgan, Inc.	17,070	270,730
Marathon Oil Corp.	6,652	109,226
Marathon Petroleum Corp.	5,246	335,691
Occidental Petroleum Corp.	7,860	227,861
ONEOK, Inc.	3,943	231,691
Phillips 66	3,854	279,261
Pioneer Natural Resources Co.	54,388	9,892,089
Valero Energy Corp.	3,461	259,956
Williams Cos., Inc. (The)	10,668	277,795

		18,109,226

Total Energy		18,837,256

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Financials (8.2%)
Banks (3.3%)
Bank of America Corp.	61,981	$2,757,535
Citigroup, Inc.	16,991	1,026,086
Citizens Financial Group, Inc.	3,607	170,431
Comerica, Inc.	1,146	99,702
Fifth Third Bancorp	5,847	254,637
First Republic Bank	36,135	7,462,239
Huntington Bancshares, Inc.	12,440	191,825
JPMorgan Chase & Co.	25,433	4,027,316
KeyCorp	8,064	186,520
M&T Bank Corp.	1,089	167,249
People’s United Financial, Inc.	3,931	70,050
PNC Financial Services Group, Inc. (The)‡	3,651	732,098
Regions Financial Corp.	8,057	175,643
Signature Bank	521	168,528
SVB Financial Group*	512	347,259
Truist Financial Corp.	133,548	7,819,235
US Bancorp	11,613	652,302
Wells Fargo & Co.	34,315	1,646,434
Zions Bancorp NA	1,246	78,697

		28,033,786

Capital Markets (3.0%)
Altimeter Growth Corp., Class A*	53,211	524,660
Ameriprise Financial, Inc.	928	279,940
Bank of New York Mellon Corp. (The)	6,539	379,785
BlackRock, Inc.‡	1,228	1,124,308
Cboe Global Markets, Inc.	897	116,969
Charles Schwab Corp. (The)	12,938	1,088,086
CME Group, Inc.	29,693	6,783,663
Edify Acquisition Corp., Class A*	35,770	349,473
FactSet Research Systems, Inc.	324	157,467
Franklin Resources, Inc.	2,433	81,481
Goldman Sachs Group, Inc. (The)	2,921	1,117,428
Intercontinental Exchange, Inc.	4,849	663,198
Invesco Ltd.	2,630	60,542
KKR & Co., Inc.	111,190	8,283,655
MarketAxess Holdings, Inc.	321	132,018
Moody’s Corp.	1,396	545,250
Morgan Stanley	12,354	1,212,669
MSCI, Inc.	716	438,686
Nasdaq, Inc.	991	208,120
Northern Trust Corp.	1,845	220,680
Raymond James Financial, Inc.	1,567	157,327
S&P Global, Inc.	2,074	978,783
State Street Corp.	3,203	297,879
T. Rowe Price Group, Inc.	1,920	377,549

		25,579,616

Consumer Finance (0.2%)
American Express Co.	5,383	880,659
Capital One Financial Corp.	3,663	531,464
Discover Financial Services	2,446	282,660
Synchrony Financial	4,598	213,301

		1,908,084

Diversified Financial Services (0.6%)
Berkshire Hathaway, Inc., Class B*	15,761	4,712,539

Insurance (1.1%)
Aflac, Inc.	5,228	305,263
Allstate Corp. (The)	2,414	284,007
American Equity Investment Life Holding Co.	71,640	2,788,229
American International Group, Inc.	7,052	400,977
Aon plc, Class A	1,877	564,151
Arthur J Gallagher & Co.	1,816	308,121
Assurant, Inc.	446	69,513
Brown & Brown, Inc.	1,993	140,068
Chubb Ltd.	3,665	708,481
Cincinnati Financial Corp.	1,271	144,805
Everest Re Group Ltd.	358	98,063
Globe Life, Inc.	725	67,947
Hartford Financial Services Group, Inc. (The)	2,941	203,047
Lincoln National Corp.	1,350	92,151
Loews Corp.	1,712	98,885
Marsh & McLennan Cos., Inc.	4,357	757,334
MetLife, Inc.	6,012	375,690
Principal Financial Group, Inc.	2,119	153,267
Progressive Corp. (The)	5,064	519,820
Prudential Financial, Inc.	3,192	345,502
Travelers Cos., Inc. (The)	2,055	321,464
W R Berkley Corp.	1,270	104,635
Willis Towers Watson plc	1,049	249,127

		9,100,547

Total Financials		69,334,572

Health Care (10.8%)
Biotechnology (1.9%)
AbbVie, Inc.	15,215	2,060,111
Amgen, Inc.	4,853	1,091,780
Biogen, Inc.*	1,261	302,539
Caris Life Sciences, Inc. (r)*	69,480	486,317
Gilead Sciences, Inc.	10,795	783,825
Horizon Therapeutics plc*	64,500	6,950,520
Incyte Corp.*	1,587	116,486
Moderna, Inc.*	3,036	771,083
Regeneron Pharmaceuticals, Inc.*	910	574,683
Ultragenyx Pharmaceutical, Inc.*	28,170	2,368,815
Vertex Pharmaceuticals, Inc.*	2,147	471,481

		15,977,640

Health Care Equipment & Supplies (2.1%)
Abbott Laboratories	15,218	2,141,781
ABIOMED, Inc.*	383	137,562
Align Technology, Inc.*	639	419,938
Baxter International, Inc.	4,353	373,661
Becton Dickinson and Co.	2,472	621,659
Boston Scientific Corp.*	12,296	522,334
Cooper Cos., Inc. (The)	417	174,698
Dentsply Sirona, Inc.	1,860	103,769
Dexcom, Inc.*	838	449,964
Edwards Lifesciences Corp.*	5,373	696,072
Hologic, Inc.*	2,144	164,145
IDEXX Laboratories, Inc.*	737	485,285
Insulet Corp.*	29,680	7,896,958
Intuitive Surgical, Inc.*	3,072	1,103,770
Medtronic plc	11,582	1,198,158
ResMed, Inc.	1,271	331,070

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
STERIS plc	890	$216,635
Stryker Corp.	2,889	772,576
Teleflex, Inc.	395	129,750
Zimmer Biomet Holdings, Inc.	1,849	234,897

		18,174,682

Health Care Providers & Services (1.9%)
AmerisourceBergen Corp.	1,270	168,770
Anthem, Inc.	2,088	967,871
Cardinal Health, Inc.	2,247	115,698
Centene Corp.*	5,060	416,944
Cigna Corp.	2,831	650,083
CVS Health Corp.	11,361	1,172,001
DaVita, Inc.*	542	61,658
HCA Healthcare, Inc.	2,046	525,658
Henry Schein, Inc.*	1,200	93,036
Humana, Inc.	1,110	514,885
Laboratory Corp. of America Holdings*	819	257,338
McKesson Corp.	1,310	325,627
Quest Diagnostics, Inc.	1,097	189,792
Surgery Partners, Inc.*	124,220	6,634,590
UnitedHealth Group, Inc.	8,106	4,070,347
Universal Health Services, Inc., Class B	574	74,425

		16,238,723

Health Care Technology (0.1%)
Cerner Corp.	2,500	232,175
Definitive Healthcare Corp. (x)*	19,183	524,271

		756,446

Life Sciences Tools & Services (3.3%)
Agilent Technologies, Inc.	2,636	420,837
Bio-Rad Laboratories, Inc., Class A*	195	147,336
Bio-Techne Corp.	351	181,586
Charles River Laboratories International, Inc.*	18,847	7,101,173
Danaher Corp.	5,473	1,800,672
Illumina, Inc.*	1,345	511,692
IQVIA Holdings, Inc.*	1,661	468,635
Mettler-Toledo International, Inc.*	202	342,836
PerkinElmer, Inc.	15,386	3,093,509
Syneos Health, Inc.*	105,780	10,861,490
Thermo Fisher Scientific, Inc.	3,391	2,262,611
Waters Corp.*	519	193,379
West Pharmaceutical Services, Inc.	650	304,857

		27,690,613

Pharmaceuticals (1.5%)
Bristol-Myers Squibb Co.	19,103	1,191,072
Catalent, Inc.*	1,525	195,246
Eli Lilly and Co.	6,833	1,887,411
Johnson & Johnson	22,656	3,875,762
Merck & Co., Inc.	21,739	1,666,077
Organon & Co.	2,143	65,255
Pfizer, Inc.	48,305	2,852,410
Viatris, Inc.	10,219	138,263
Zoetis, Inc.	4,072	993,690

		12,865,186

Total Health Care		91,703,290

Industrials (9.8%)
Aerospace & Defense (1.0%)
Boeing Co. (The)*	4,754	957,075
General Dynamics Corp.	2,014	419,859
Howmet Aerospace, Inc.	3,282	104,466
Huntington Ingalls Industries, Inc.	339	63,305
L3Harris Technologies, Inc.	18,744	3,996,971
Lockheed Martin Corp.	2,116	752,048
Northrop Grumman Corp.	1,274	493,127
Raytheon Technologies Corp.	12,883	1,108,711
Textron, Inc.	1,897	146,448
TransDigm Group, Inc.*	461	293,325

		8,335,335

Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	1,115	120,007
Expeditors International of Washington, Inc.	1,438	193,109
FedEx Corp.	2,125	549,610
GXO Logistics, Inc.*	46,630	4,235,403
United Parcel Service, Inc., Class B	6,275	1,344,984

		6,443,113

Airlines (0.1%)
Alaska Air Group, Inc.*	936	48,766
American Airlines Group, Inc.*	5,500	98,780
Delta Air Lines, Inc.*	5,633	220,138
Southwest Airlines Co.*	5,237	224,353
United Airlines Holdings, Inc.*	2,726	119,344

		711,381

Building Products (1.2%)
A O Smith Corp.	1,133	97,268
Allegion plc	764	101,184
Carrier Global Corp.	7,535	408,698
Fortune Brands Home & Security, Inc.	1,167	124,752
Johnson Controls International plc	6,161	500,951
Masco Corp.	2,092	146,900
Trane Technologies plc	2,062	416,586
Trex Co., Inc.*	59,720	8,063,992

		9,860,331

Commercial Services & Supplies (0.8%)
Cintas Corp.	762	337,696
Copart, Inc.*	39,221	5,946,688
Republic Services, Inc.	1,778	247,942
Rollins, Inc.	1,712	58,567
Waste Management, Inc.	3,342	557,780

		7,148,673

Construction & Engineering (1.0%)
Quanta Services, Inc.	1,271	145,733
WillScot Mobile Mini Holdings Corp.*	215,800	8,813,272

		8,959,005

Electrical Equipment (1.5%)
AMETEK, Inc.	2,029	298,344
Eaton Corp. plc	3,437	593,983
Emerson Electric Co.	5,171	480,748
Generac Holdings, Inc.*	534	187,925

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
nVent Electric plc	90,050	$3,421,900
Rockwell Automation, Inc.	1,012	353,036
Shoals Technologies Group, Inc., Class A*	77,800	1,890,540
Vertiv Holdings Co.	213,640	5,334,591

		12,561,067

Industrial Conglomerates (0.4%)
3M Co.	4,959	880,867
General Electric Co.	9,451	892,836
Honeywell International, Inc.	5,925	1,235,422
Roper Technologies, Inc.	914	449,560

		3,458,685

Machinery (0.6%)
Brain Corp. (r)*	52,300	228,286
Caterpillar, Inc.	4,685	968,577
Cummins, Inc.	1,216	265,258
Deere & Co.	2,433	834,251
Dover Corp.	1,280	232,448
Fortive Corp.	3,169	241,763
IDEX Corp.	641	151,481
Illinois Tool Works, Inc.	2,467	608,856
Ingersoll Rand, Inc.	3,605	223,041
Otis Worldwide Corp.	3,733	325,032
PACCAR, Inc.	3,052	269,370
Parker-Hannifin Corp.	1,125	357,885
Pentair plc	1,404	102,534
Snap-on, Inc.	458	98,644
Stanley Black & Decker, Inc.	1,431	269,915
Westinghouse Air Brake Technologies Corp.	1,601	147,468
Xylem, Inc.	1,527	183,118

		5,507,927

Professional Services (0.2%)
Equifax, Inc.	1,068	312,700
IHS Markit Ltd.	3,450	458,574
Jacobs Engineering Group, Inc.	1,103	153,571
Leidos Holdings, Inc.	1,197	106,413
Nielsen Holdings plc	3,043	62,412
Robert Half International, Inc.	949	105,832
Verisk Analytics, Inc.	1,410	322,509

		1,522,011

Road & Rail (1.2%)
CSX Corp.	19,075	717,220
JB Hunt Transport Services, Inc.	712	145,533
Lyft, Inc., Class A*	32,000	1,367,360
Norfolk Southern Corp.	2,090	622,214
Old Dominion Freight Line, Inc.	794	284,554
Uber Technologies, Inc.*	48,670	2,040,733
Union Pacific Corp.	5,520	1,390,653
XPO Logistics, Inc.*	46,530	3,602,818

		10,171,085

Trading Companies & Distributors (1.1%)
Fastenal Co.	5,027	322,030
H&E Equipment Services, Inc.	61,730	2,732,787
MSC Industrial Direct Co., Inc., Class A	66,990	5,631,179
United Rentals, Inc.*	644	213,995
WW Grainger, Inc.	370	191,749

		9,091,740

Total Industrials		83,770,353

Information Technology (26.2%)
Communications Equipment (0.4%)
Arista Networks, Inc.*	1,975	283,906
Cisco Systems, Inc.	36,297	2,300,141
F5, Inc.*	509	124,557
Juniper Networks, Inc.	2,781	99,310
Motorola Solutions, Inc.	1,473	400,214

		3,208,128

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	5,178	452,868
CDW Corp.	1,163	238,159
Corning, Inc.	6,760	251,675
IPG Photonics Corp.*	271	46,650
Keysight Technologies, Inc.*	1,609	332,274
TE Connectivity Ltd.	2,838	457,883
Teledyne Technologies, Inc.*	394	172,135
Trimble, Inc.*	2,122	185,017
Zebra Technologies Corp., Class A*	469	279,149

		2,415,810

IT Services (4.3%)
Accenture plc, Class A	5,436	2,253,494
Akamai Technologies, Inc.*	1,378	161,281
Automatic Data Processing, Inc.	3,626	894,099
Broadridge Financial Solutions, Inc.	1,042	190,498
Cognizant Technology Solutions Corp., Class A	4,570	405,450
DXC Technology Co.*	2,126	68,436
EPAM Systems, Inc.*	495	330,883
Fidelity National Information Services, Inc.	5,225	570,309
Fiserv, Inc.*	5,141	533,584
FleetCor Technologies, Inc.*	698	156,240
Gartner, Inc.*	708	236,699
Global Payments, Inc.	2,485	335,922
International Business Machines Corp.	7,718	1,031,588
Jack Henry & Associates, Inc.	632	105,538
Mastercard, Inc., Class A	7,466	2,682,683
Paychex, Inc.	2,793	381,244
Paymentus Holdings, Inc., Class A (x)*	62,700	2,193,246
PayPal Holdings, Inc.*	10,112	1,906,921
Shopify, Inc., Class A*	7,216	9,939,246
Twilio, Inc., Class A (x)*	18,400	4,845,456
VeriSign, Inc.*	823	208,894
Visa, Inc., Class A	14,432	3,127,559
Wix.com Ltd.*	26,050	4,110,430

		36,669,700

Semiconductors & Semiconductor Equipment (3.7%)
Advanced Micro Devices, Inc.*	10,393	1,495,553
Analog Devices, Inc.	4,625	812,936
Applied Materials, Inc.	7,805	1,228,195
Broadcom, Inc.	3,542	2,356,882

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Enphase Energy, Inc.*	1,191	$217,882
Intel Corp.	35,001	1,802,551
KLA Corp.	1,319	567,315
Lam Research Corp.	1,221	878,082
Microchip Technology, Inc.	4,775	415,711
Micron Technology, Inc.	9,650	898,897
Monolithic Power Systems, Inc.	387	190,919
NVIDIA Corp.	36,375	10,698,251
NXP Semiconductors NV	2,290	521,616
ON Semiconductor Corp.*	66,170	4,494,266
Qorvo, Inc.*	940	147,007
QUALCOMM, Inc.	9,639	1,762,684
Skyworks Solutions, Inc.	1,461	226,660
SolarEdge Technologies, Inc.*	452	126,818
Teradyne, Inc.	1,396	228,288
Texas Instruments, Inc.	7,948	1,497,960
Xilinx, Inc.	2,143	454,380

		31,022,853

Software (13.1%)
Adobe, Inc.*	14,955	8,480,382
ANSYS, Inc.*	764	306,456
Autodesk, Inc.*	1,901	534,542
Avaya Holdings Corp.*	131	2,594
Cadence Design Systems, Inc.*	2,400	447,240
Ceridian HCM Holding, Inc.*	1,142	119,293
Citrix Systems, Inc.	1,067	100,928
Confluent, Inc., Class A (x)*	27,870	2,124,809
Datadog, Inc., Class A*	20,350	3,624,539
DocuSign, Inc.*	56,440	8,596,376
Dynatrace, Inc.*	25,840	1,559,444
Fortinet, Inc.*	29,971	10,771,577
Gitlab, Inc., Class A (x)*	25,207	2,193,009
HashiCorp, Inc., Class A (x)*	13,000	1,183,520
HubSpot, Inc.*	12,300	8,107,545
Intuit, Inc.	2,437	1,567,527
Microsoft Corp.	64,615	21,731,317
New Relic, Inc.*	29,850	3,282,306
NortonLifeLock, Inc.	4,912	127,614
Oracle Corp.	13,842	1,207,161
Paycom Software, Inc.*	407	168,982
Paycor, Inc. (r)*	12	472,068
PTC, Inc.*	893	108,187
salesforce.com, Inc.*	8,425	2,141,045
ServiceNow, Inc.*	22,393	14,535,520
Sprout Social, Inc., Class A*	32,448	2,942,709
Synopsys, Inc.*	1,321	486,789
Tyler Technologies, Inc.*	346	186,131
Unity Software, Inc.*	19,900	2,845,501
Varonis Systems, Inc.*	50,300	2,453,634
Workday, Inc., Class A*	29,040	7,933,147
Yext, Inc.*	100,461	996,573

		111,338,465

Technology Hardware, Storage & Peripherals (4.4%)
Apple, Inc.	206,586	36,683,476
Hewlett Packard Enterprise Co.	11,706	184,604
HP, Inc.	9,879	372,142
NetApp, Inc.	1,898	174,597
Seagate Technology Holdings plc	1,674	189,128
Western Digital Corp.*	2,776	181,023

		37,784,970

Total Information Technology		222,439,926

Materials (1.7%)
Chemicals (0.7%)
Air Products and Chemicals, Inc.	1,909	580,832
Albemarle Corp.	1,032	241,251
Celanese Corp.	939	157,808
CF Industries Holdings, Inc.	1,821	128,890
Corteva, Inc.	6,207	293,467
Dow, Inc.	6,306	357,676
DuPont de Nemours, Inc.	4,427	357,613
Eastman Chemical Co.	1,147	138,684
Ecolab, Inc.	2,151	504,603
FMC Corp.	1,088	119,560
International Flavors & Fragrances, Inc.	2,190	329,924
Linde plc	4,411	1,528,103
LyondellBasell Industries NV, Class A	2,235	206,134
Mosaic Co. (The)	3,135	123,174
PPG Industries, Inc.	2,072	357,296
Sherwin-Williams Co. (The)	2,081	732,845

		6,157,860

Construction Materials (0.7%)
Martin Marietta Materials, Inc.	552	243,167
Summit Materials, Inc., Class A*	144,180	5,787,385
Vulcan Materials Co.	1,173	243,492

		6,274,044

Containers & Packaging (0.1%)
Amcor plc	13,725	164,837
Avery Dennison Corp.	702	152,032
Ball Corp.	2,764	266,090
International Paper Co.	3,306	155,316
Packaging Corp. of America	805	109,601
Sealed Air Corp.	1,294	87,306
Westrock Co.	2,271	100,742

		1,035,924

Metals & Mining (0.2%)
Freeport-McMoRan, Inc.	12,692	529,637
Newmont Corp.	6,946	430,791
Nucor Corp.	2,399	273,846

		1,234,274

Total Materials		14,702,102

Real Estate (3.8%)
Equity Real Estate Investment Trusts (REITs) (3.1%)
Alexandria Real Estate Equities, Inc. (REIT)	1,223	272,680
American Tower Corp. (REIT)	3,919	1,146,308
AvalonBay Communities, Inc. (REIT)	1,224	309,170
Boston Properties, Inc. (REIT)	1,200	138,216
Crown Castle International Corp. (REIT)	3,720	776,513
Digital Realty Trust, Inc. (REIT)	2,453	433,862

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Duke Realty Corp. (REIT)	3,368	$221,076
Equinix, Inc. (REIT)	775	655,526
Equity Residential (REIT)	3,001	271,591
Essex Property Trust, Inc. (REIT)	580	204,293
Extra Space Storage, Inc. (REIT)	1,183	268,222
Federal Realty Investment Trust (REIT)	610	83,155
Healthpeak Properties, Inc. (REIT)	4,837	174,567
Host Hotels & Resorts, Inc. (REIT)*	6,037	104,983
Iron Mountain, Inc. (REIT)	2,450	128,208
Kimco Realty Corp. (REIT)	5,170	127,440
Lamar Advertising Co. (REIT), Class A	54,520	6,613,276
Mid-America Apartment Communities, Inc. (REIT)	983	225,540
Prologis, Inc. (REIT)	6,363	1,071,275
Public Storage (REIT)	1,320	494,419
Realty Income Corp. (REIT)	4,869	348,572
Regency Centers Corp. (REIT)	1,302	98,106
SBA Communications Corp. (REIT)	27,204	10,582,900
Simon Property Group, Inc. (REIT)	2,849	455,185
UDR, Inc. (REIT)	2,536	152,135
Ventas, Inc. (REIT)	3,534	180,658
Vornado Realty Trust (REIT)	1,334	55,841
Welltower, Inc. (REIT)	3,746	321,294
Weyerhaeuser Co. (REIT)	6,602	271,870

		26,186,881

Real Estate Management & Development (0.7%)
CBRE Group, Inc., Class A*	58,432	6,340,456

Total Real Estate		32,527,337

Utilities (1.0%)
Electric Utilities (0.7%)
Alliant Energy Corp.	2,119	130,255
American Electric Power Co., Inc.	4,359	387,820
Duke Energy Corp.	6,620	694,438
Edison International	3,369	229,934
Entergy Corp.	1,701	191,618
Evergy, Inc.	1,943	133,309
Eversource Energy	3,023	275,032
Exelon Corp.	8,468	489,112
FirstEnergy Corp.	4,606	191,564
NextEra Energy, Inc.	16,886	1,576,477
NRG Energy, Inc.	2,108	90,813
Pinnacle West Capital Corp.	1,034	72,990
PPL Corp.	6,130	184,268
Southern Co. (The)	9,121	625,518
Xcel Energy, Inc.	4,709	318,799

		5,591,947

Gas Utilities (0.0%)
Atmos Energy Corp.	1,110	116,295

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	5,632	136,857

Multi-Utilities (0.3%)
Ameren Corp.	2,180	194,042
CenterPoint Energy, Inc.	5,412	151,049
CMS Energy Corp.	2,452	159,503
Consolidated Edison, Inc.	3,121	266,284
Dominion Energy, Inc.	6,979	548,270
DTE Energy Co.	1,642	196,285
NiSource, Inc.	3,360	92,769
Public Service Enterprise Group, Inc.	4,437	296,081
Sempra Energy	2,782	368,003
WEC Energy Group, Inc.	2,778	269,660

		2,541,946

Water Utilities (0.0%)
American Water Works Co., Inc.	1,594	301,043

Total Utilities		8,688,088

Total Common Stocks (87.3%) (Cost $587,586,739)		743,092,905

CONVERTIBLE PREFERRED STOCK:
Industrials (0.9%)
Professional Services (0.9%)
Clarivate plc 5.250% (x)	80,700	7,332,402

Total Convertible Preferred Stock (0.9%) (Cost $7,431,672)		7,332,402

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Internet & Direct Marketing Retail (0.0%)
DataRobot, Inc. 0.000% (r)*	22,891	440,577

Total Preferred Stock (0.0%) (Cost $300,834)		440,577

	Number of Warrants	Value (Note 1)
WARRANTS:
Financials (0.0%)
Capital Markets (0.0%)
Edify Acquisition Corp., expiring 12/31/27*	17,885	9,121
SVF Investment Corp., expiring 12/31/27*	12,968	16,859

Total Financials		25,980

Health Care (0.0%)
Biotechnology (0.0%)
Ginkgo Bioworks Holdings, Inc., expiring 8/1/26*	32,800	73,472

Total Health Care		73,472

Total Warrants (0.0%) (Cost $—)		99,452

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (10.7%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000
JPMorgan Prime Money Market Fund, IM Shares	89,494,724	89,530,521

Total Investment Companies		90,530,521

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.9%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $400,005, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $408,072. (xx)	$400,000	$400,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $8,876,025, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $9,053,532. (xx)	8,876,011	8,876,011
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $1,000,005, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $1,020,410. (xx)	1,000,000	1,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $5,000,194, collateralized by various Common Stocks; total market value $5,556,608. (xx)	5,000,000	5,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $1,100,013, collateralized by various Common Stocks; total market value $1,215,901. (xx)	1,100,000	1,100,000

Total Repurchase Agreements		16,376,011

Total Short-Term Investments (12.6%) (Cost $106,909,632)		106,906,532

Total Investments in Securities (100.8%) (Cost $702,228,877)		857,871,868
Other Assets Less Liabilities (-0.8%)		(7,142,885)

Net Assets (100%)		$850,728,983

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $17,897,397. This was collateralized by $1,096,416 of various U.S. Government Treasury Securities, ranging from 0.125% - 3.875%, maturing 2/28/22 - 2/15/49 and by cash of $17,376,011 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	3,651	215,007	456,078	(7,294)	789	67,518	732,098	6,879	—
Capital Markets
BlackRock, Inc.	1,228	346,339	695,195	—	—	82,774	1,124,308	9,829	—

Total		561,346	1,151,273	(7,294)	789	150,292	1,856,406	16,708	—

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	356	3/2022	USD	84,701,300	1,425,892

					1,425,892

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$50,633,507	$—	$—	(a)	$50,633,507
Consumer Discretionary	103,476,269	—	646,915		104,123,184
Consumer Staples	46,333,290	—	—		46,333,290
Energy	18,837,256	—	—		18,837,256
Financials	69,334,572	—	—		69,334,572
Health Care	91,216,973	—	486,317		91,703,290
Industrials	83,542,067	—	228,286		83,770,353
Information Technology	221,967,858	—	472,068		222,439,926
Materials	14,702,102	—	—		14,702,102
Real Estate	32,527,337	—	—		32,527,337
Utilities	8,688,088	—	—		8,688,088
Convertible Preferred Stock
Industrials	7,332,402	—	—		7,332,402
Futures	1,425,892	—	—		1,425,892
Preferred Stock
Consumer Discretionary	—	—	440,577		440,577
Short-Term Investments
Investment Companies	90,530,521	—	—		90,530,521
Repurchase Agreements	—	16,376,011	—		16,376,011
Warrants
Financials	25,980	—	—		25,980
Health Care	73,472	—	—		73,472

Total Assets	$840,647,586	$16,376,011	$2,274,163		$859,297,760

Total Liabilities	$—	$—	$—		$—

Total	$840,647,586	$16,376,011	$2,274,163		$859,297,760

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,425,892	*

Total		$1,425,892

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Total
Equity contracts	$(164,754)	$8,548,901	$8,384,147

Total	$(164,754)	$8,548,901	$8,384,147

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Total
Equity contracts	$(266,998)	$774,583	$507,585

Total	$(266,998)	$774,583	$507,585

^ This Portfolio held options and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $187,000 for seven months and futures contracts with an average notional balance of approximately $37,910,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 1%)*	$491,894,123
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$56,563,370

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$159,539,859
Aggregate gross unrealized depreciation	(4,904,707)

Net unrealized appreciation	$154,635,152

Federal income tax cost of investments in securities and derivative instruments, if applicable	$704,662,608

For the year ended December 31, 2021, the Portfolio incurred approximately $682 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $1,440,181)	$1,856,406
Unaffiliated Issuers (Cost $684,412,685)	839,639,451
Repurchase Agreements (Cost $16,376,011)	16,376,011
Cash	5,999,770
Foreign cash (Cost $11)	11
Cash held as collateral at broker for futures	4,562,200
Dividends, interest and other receivables	340,921
Receivable for Portfolio shares sold	308,878
Securities lending income receivable	30,900
Other assets	1,159

Total assets	869,115,707

LIABILITIES
Payable for return of collateral on securities loaned	17,376,011
Investment management fees payable	439,049
Due to broker for futures variation margin	245,015
Administrative fees payable	78,027
Distribution fees payable – Class IB	66,517
Payable for Portfolio shares redeemed	52,053
Distribution fees payable – Class IA	3,677
Trustees’ fees payable	589
Accrued expenses	125,786

Total liabilities	18,386,724

NET ASSETS	$850,728,983

Net assets were comprised of:
Paid in capital	$719,371,536
Total distributable earnings (loss)	131,357,447

Net assets	$850,728,983

Class IA
Net asset value, offering and redemption price per share, $17,754,461 / 1,577,042 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.26

Class IB
Net asset value, offering and redemption price per share, $318,295,636 / 28,390,379 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.21

Class K
Net asset value, offering and redemption price per share, $514,678,886 / 45,978,475 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.19

(x)	Includes value of securities on loan of $17,897,397.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($16,708 of dividend income received from affiliates) (net of $768 foreign withholding tax)	$3,125,544
Interest	40,777
Securities lending (net)	142,213

Total income	3,308,534

EXPENSES
Investment management fees	2,581,678
Distribution fees – Class IB	764,285
Administrative fees	436,162
Professional fees	67,392
Custodian fees	48,100
Distribution fees – Class IA	31,181
Printing and mailing expenses	29,382
Trustees’ fees	8,619
Miscellaneous	3,298

Gross expenses	3,970,097
Less: Waiver from investment manager	(220,928)

Net expenses	3,749,169

NET INVESTMENT INCOME (LOSS)	(440,635)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($789 realized gain (loss) from affiliates)	14,250,280
Futures contracts	8,548,901
Foreign currency transactions	726
Options written	235,698

Net realized gain (loss)	23,035,605

Change in unrealized appreciation (depreciation) on:
Investments in securities ($150,292 of change in unrealized appreciation (depreciation) from affiliates)	48,793,616
Futures contracts	774,583
Foreign currency translations	(1,419)
Options written	(40,835)

Net change in unrealized appreciation (depreciation)	49,525,945

NET REALIZED AND UNREALIZED GAIN (LOSS)	72,561,550

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$72,120,915

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(440,635)	$75,685
Net realized gain (loss)	23,035,605	14,265,906
Net change in unrealized appreciation (depreciation)	49,525,945	57,431,373

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	72,120,915	71,772,964

Distributions to shareholders:
Class IA	(632,083)	(478,769)
Class IB	(12,300,136)	(16,468,168)
Class K	(13,576,201)	—

Total distributions to shareholders	(26,508,420)	(16,946,937)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 838,088 and 395,700 shares, respectively ]	9,086,833	3,443,073
Capital shares issued in reinvestment of dividends and distributions [ 57,630 and 52,739 shares, respectively ]	632,083	478,769
Capital shares repurchased [ (202,926) and (204,724) shares, respectively ]	(2,195,415)	(1,578,712)

Total Class IA transactions	7,523,501	2,343,130

Class IB
Capital shares sold [ 2,829,031 and 4,258,675 shares, respectively ]	29,204,763	36,229,907
Capital shares issued in reinvestment of dividends and distributions [ 1,127,687 and 1,821,860 shares, respectively ]	12,300,136	16,468,168
Capital shares repurchased [ (4,941,826) and (4,706,150) shares, respectively ]	(52,326,850)	(37,020,844)

Total Class IB transactions	(10,821,951)	15,677,231

Class K
Capital shares sold [ 45,032,296 and 0 shares, respectively ]	515,793,307	—
Capital shares issued in reinvestment of distributions [ 1,232,378 and 0 shares, respectively ]	13,576,201	—
Capital shares repurchased [ (286,199) and 0 shares, respectively ]	(3,186,324)	—

Total Class K transactions	526,183,184	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	522,884,734	18,020,361

TOTAL INCREASE (DECREASE) IN NET ASSETS	568,497,229	72,846,388
NET ASSETS:
Beginning of year	282,231,754	209,385,366

End of year	$850,728,983	$282,231,754

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.36	$7.34	$5.59	$14.68	$13.78

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	— #	0.02	0.14	0.20	(1)
Net realized and unrealized gain (loss)	2.37	2.62	1.85	(1.70)	1.73

Total from investment operations	2.35	2.62	1.87	(1.56)	1.93

Less distributions:
Dividends from net investment income	(0.05)	— #	(0.02)	(0.54)	(0.16)
Distributions from net realized gains	(0.40)	(0.60)	(0.10)	(6.99)	(0.87)

Total dividends and distributions	(0.45)	(0.60)	(0.12)	(7.53)	(1.03)

Net asset value, end of year	$11.26	$9.36	$7.34	$5.59	$14.68

Total return	25.19%	35.99%	33.66%	(10.10)%	14.17%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$17,754	$8,279	$4,700	$3,251	$2,864
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers and reimbursements (f)	1.11%	1.14%	1.15%	1.12%	1.11%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.17)%	0.03%	0.34%	0.97%	1.35	%(aa)
Before waivers and reimbursements (f)	(0.24)%	(0.07)%	0.24%	0.90%	1.29	%(aa)
Portfolio turnover rate^	17%	30%	19%	44%*	13%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.33	$7.31	$5.57	$14.66	$13.76

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	— #	0.02	0.14	0.20	(1)
Net realized and unrealized gain (loss)	2.35	2.62	1.84	(1.70)	1.73

Total from investment operations	2.33	2.62	1.86	(1.56)	1.93

Less distributions:
Dividends from net investment income	(0.05)	— #	(0.02)	(0.54)	(0.16)
Distributions from net realized gains	(0.40)	(0.60)	(0.10)	(6.99)	(0.87)

Total dividends and distributions	(0.45)	(0.60)	(0.12)	(7.53)	(1.03)

Net asset value, end of year	$11.21	$9.33	$7.31	$5.57	$14.66

Total return	25.06%	36.15%	33.60%	(10.11)%	14.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$318,296	$273,952	$204,686	$165,307	$207,105
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers and reimbursements (f)	1.11%	1.14%	1.15%	1.12%	1.11%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.19)%	0.03%	0.34%	0.97%	1.34	%(aa)
Before waivers and reimbursements (f)	(0.26)%	(0.06)%	0.24%	0.90%	1.28	%(aa)
Portfolio turnover rate^	17%	30%	19%	44%*	13%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	October 26, 2021** to December 31, 2021	January 1, 2018 to October 2, 2018‡	January 1, 2017 to December 31, 2017
Net asset value, beginning of year	$11.30	$14.68	$13.78

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01 †	0.17	0.23	(1)
Net realized and unrealized gain (loss)	0.18	0.81	1.73

Total from investment operations	0.19	0.98	1.96

Less distributions:
Dividends from net investment income	(0.07)	— #	(0.19)
Distributions from net realized gains	(0.23)	(0.18)	(0.87)

Total dividends and distributions	(0.30)	(0.18)	(1.06)

Net asset value, end of year	$11.19	$15.48	$14.68

Total return (b)	1.74%	6.69%	14.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$514,679	$—	$420,554
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.80%	0.80%	0.80%
Before waivers and reimbursements (a)(f)	0.84%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.33%	.49%	1.59	%(aa)
Before waivers and reimbursements (a)(f)	0.29%	1.43%	1.52	%(aa)
Portfolio turnover rate^	17%	44%*	13%
*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 25%.

**	Resumed operations.
‡	After the close of business on October 2, 2018 operations for Class K ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio

(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.17, $0.17 and $0.20 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.20% lower.

See Notes to Financial Statements.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	24.93%	17.20%	15.53%
Portfolio – Class IB Shares	24.93	17.20	15.53
Russell 3000® Index	25.66	17.97	16.30

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 24.93% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 3000® Index, which returned 25.66% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance were Information Technology, Financials, Health Care, Consumer Discretionary and Industrials.

•	The stocks that contributed most to performance were Microsoft, Apple, Nvidia, Alphabet A Shares and Alphabet C Shares.

What hurt performance during the year:

•	No sector detracted from performance.

•	The stocks that detracted most from performance were Disney, PayPal, Zoom, Peloton and Verizon.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	28.1%
Health Care	13.3
Consumer Discretionary	12.3
Financials	11.3
Communication Services	9.2
Industrials	8.9
Consumer Staples	5.4
Real Estate	3.6
Energy	2.7
Utilities	2.4
Materials	2.4
Repurchase Agreements	0.3
Investment Company	0.1
Cash and Other	0.0 #

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,090.30	$3.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.82	3.42
Class IB
Actual	1,000.00	1,090.30	3.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.82	3.42

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 0.67% and 0.67%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.2%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc.	1,151,378	$28,323,899
Bandwidth, Inc., Class A*	3,300	236,808
Cogent Communications Holdings, Inc.	4,100	300,038
EchoStar Corp., Class A*	4,100	108,035
Iridium Communications, Inc.*	18,800	776,252
Liberty Latin America Ltd., Class C*	3,934	44,848
Lumen Technologies, Inc. (x)	194,275	2,438,151
Verizon Communications, Inc.	674,094	35,025,924

		67,253,955

Entertainment (1.6%)
Activision Blizzard, Inc.	125,600	8,356,168
AMC Entertainment Holdings, Inc., Class A (x)*	83,300	2,265,760
Electronic Arts, Inc.	49,800	6,568,620
Liberty Media Corp.-Liberty Formula One, Class A*	6,700	397,578
Liberty Media Corp.-Liberty Formula One, Class C*	40,748	2,576,903
Lions Gate Entertainment Corp., Class B*	10,400	160,056
Live Nation Entertainment, Inc.*	25,200	3,016,188
Madison Square Garden Sports Corp.*	2,229	387,244
Netflix, Inc.*	70,300	42,351,532
Playtika Holding Corp.*	13,138	227,156
Roku, Inc.*	18,500	4,221,700
Spotify Technology SA*	23,000	5,382,690
Take-Two Interactive Software, Inc.*	21,800	3,874,296
Walt Disney Co. (The)*	292,639	45,326,855
World Wrestling Entertainment, Inc., Class A	7,700	379,918
Zynga, Inc., Class A*	165,300	1,057,920

		126,550,584

Interactive Media & Services (5.4%)
Alphabet, Inc., Class A*	48,525	140,578,866
Alphabet, Inc., Class C*	45,219	130,845,246
Cargurus, Inc.*	4,500	151,380
fuboTV, Inc. (x)*	21,400	332,128
IAC/InterActiveCorp*	14,850	1,941,043
Match Group, Inc.*	44,698	5,911,311
MediaAlpha, Inc., Class A*	3,000	46,320
Meta Platforms, Inc., Class A*	385,800	129,763,830
Pinterest, Inc., Class A*	90,600	3,293,310
TripAdvisor, Inc.*	19,700	537,022
Twitter, Inc.*	136,300	5,890,886
Vimeo, Inc.*	24,108	432,980
Yelp, Inc.*	8,000	289,920
Ziff Davis, Inc.*	9,200	1,019,912

		421,034,154

Media (1.1%)
Advantage Solutions, Inc.*	4,700	37,694
Altice USA, Inc., Class A*	38,400	621,312
Cable One, Inc.	900	1,587,105
Cardlytics, Inc.*	200	13,218
Charter Communications, Inc., Class A*	20,875	13,609,874
Comcast Corp., Class A	741,948	37,342,243
Discovery, Inc., Class A (x)*	26,800	630,872
Discovery, Inc., Class C*	57,209	1,310,086
DISH Network Corp., Class A*	47,529	1,541,841
Fox Corp., Class A	57,308	2,114,665
Fox Corp., Class B	32,333	1,108,052
iHeartMedia, Inc., Class A*	2,300	48,392
Interpublic Group of Cos., Inc. (The)	77,600	2,906,120
John Wiley & Sons, Inc., Class A	5,500	314,985
Liberty Broadband Corp., Class A*	5,100	820,590
Liberty Broadband Corp., Class C*	23,525	3,789,877
Liberty Media Corp.-Liberty SiriusXM, Class A*	12,897	655,813
Liberty Media Corp.-Liberty SiriusXM, Class C*	34,365	1,747,460
Loyalty Ventures, Inc.*	3,320	99,832
Magnite, Inc.*	3,100	54,250
New York Times Co. (The), Class A	31,600	1,526,280
News Corp., Class A	66,861	1,491,669
News Corp., Class B	13,800	310,500
Nexstar Media Group, Inc., Class A	9,772	1,475,377
Omnicom Group, Inc.	42,600	3,121,302
Sinclair Broadcast Group, Inc., Class A	3,800	100,434
Sirius XM Holdings, Inc. (x)	149,340	948,309
TEGNA, Inc.	38,500	714,560
ViacomCBS, Inc.	95,316	2,876,637

		82,919,349

Wireless Telecommunication Services (0.2%)
Shenandoah Telecommunications Co.	2,000	51,000
T-Mobile US, Inc.*	97,303	11,285,202
United States Cellular Corp.*	5,600	176,512

		11,512,714

Total Communication Services		709,270,756

Consumer Discretionary (12.3%)
Auto Components (0.2%)
Adient plc*	15,253	730,314
Aptiv plc*	43,900	7,241,305
BorgWarner, Inc.	46,560	2,098,459
Cooper-Standard Holdings, Inc.*	1,100	24,651
Dana, Inc.	19,100	435,862
Dorman Products, Inc.*	2,600	293,826
Fox Factory Holding Corp.*	6,900	1,173,690
Gentex Corp.	38,800	1,352,180
Gentherm, Inc.*	2,600	225,940
Goodyear Tire & Rubber Co. (The)*	39,400	840,008
LCI Industries	3,100	483,197
Lear Corp.	10,600	1,939,270

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
QuantumScape Corp. (x)*	33,400	$741,146
Visteon Corp.*	4,100	455,674

		18,035,522

Automobiles (2.2%)
Ford Motor Co.	648,936	13,478,401
General Motors Co.*	228,000	13,367,640
Harley-Davidson, Inc.	35,950	1,354,955
Rivian Automotive, Inc., Class A (x)*	23,044	2,389,432
Tesla, Inc.*	128,537	135,835,331
Thor Industries, Inc.	10,700	1,110,339

		167,536,098

Distributors (0.1%)
Genuine Parts Co.	25,600	3,589,120
LKQ Corp.	46,300	2,779,389
Pool Corp.	6,400	3,622,400

		9,990,909

Diversified Consumer Services (0.1%)
2U, Inc.*	11,900	238,833
Bright Horizons Family Solutions, Inc.*	12,000	1,510,560
Chegg, Inc.*	20,100	617,070
Coursera, Inc.*	13,100	320,164
Frontdoor, Inc.*	15,900	582,735
Graham Holdings Co., Class B	900	566,847
Grand Canyon Education, Inc.*	9,300	797,103
H&R Block, Inc.	39,750	936,510
Mister Car Wash, Inc.*	6,300	114,723
PowerSchool Holdings, Inc., Class A*	4,900	80,703
Service Corp. International	31,400	2,229,086
Strategic Education, Inc.	2,600	150,384
Terminix Global Holdings, Inc.*	31,800	1,438,314

		9,583,032

Hotels, Restaurants & Leisure (2.0%)
Aramark	46,200	1,702,470
Booking Holdings, Inc.*	6,680	16,026,856
Boyd Gaming Corp.*	15,000	983,550
Brinker International, Inc.*	7,600	278,084
Caesars Entertainment, Inc.*	33,000	3,086,490
Carnival Corp.*	141,160	2,840,139
Chipotle Mexican Grill, Inc.*	4,700	8,216,775
Choice Hotels International, Inc.	7,400	1,154,326
Churchill Downs, Inc.	6,600	1,589,940
Cracker Barrel Old Country Store, Inc.	3,500	450,240
Darden Restaurants, Inc.	22,450	3,381,868
Domino’s Pizza, Inc.	6,400	3,611,712
DraftKings, Inc., Class A (x)*	50,300	1,381,741
Expedia Group, Inc.*	23,787	4,298,787
Hilton Grand Vacations, Inc.*	11,340	590,927
Hilton Worldwide Holdings, Inc.*	47,333	7,383,475
Hyatt Hotels Corp., Class A*	7,100	680,890
International Game Technology plc	24,500	708,295
Las Vegas Sands Corp.*	57,000	2,145,480
Marriott International, Inc., Class A*	47,505	7,849,726
Marriott Vacations Worldwide Corp.	8,171	1,380,736
McDonald’s Corp.	120,421	32,281,257
MGM Resorts International	65,100	2,921,688
Norwegian Cruise Line Holdings Ltd. (x)*	55,300	1,146,922
Papa John’s International, Inc.	5,200	694,044
Penn National Gaming, Inc.*	27,000	1,399,950
Planet Fitness, Inc., Class A*	18,400	1,666,672
Red Rock Resorts, Inc., Class A (x)	10,100	555,601
Royal Caribbean Cruises Ltd.*	33,350	2,564,615
Scientific Games Corp.*	15,800	1,055,914
SeaWorld Entertainment, Inc.*	2,800	181,608
Shake Shack, Inc., Class A*	5,700	411,312
Six Flags Entertainment Corp.*	2,584	110,027
Starbucks Corp.	189,900	22,212,603
Texas Roadhouse, Inc.	11,500	1,026,720
Travel + Leisure Co.	16,470	910,297
Vail Resorts, Inc.	6,500	2,131,350
Wendy’s Co. (The)	47,800	1,140,030
Wingstop, Inc.	5,500	950,400
Wyndham Hotels & Resorts, Inc.	21,270	1,906,856
Wynn Resorts Ltd.*	21,200	1,802,848
Yum China Holdings, Inc.	67,740	3,376,162
Yum! Brands, Inc.	51,040	7,087,414

		157,276,797

Household Durables (0.5%)
DR Horton, Inc.	59,000	6,398,550
Garmin Ltd.	26,100	3,554,037
Helen of Troy Ltd.*	6,000	1,466,820
Installed Building Products, Inc.	2,700	377,244
KB Home	5,300	237,069
Leggett & Platt, Inc.	22,400	921,984
Lennar Corp., Class A	46,089	5,353,698
LGI Homes, Inc.*	3,900	602,472
M.D.C. Holdings, Inc.	3,312	184,909
Meritage Homes Corp.*	7,000	854,420
Mohawk Industries, Inc.*	11,400	2,076,852
Newell Brands, Inc.	66,190	1,445,590
NVR, Inc.*	600	3,545,322
PulteGroup, Inc.	48,900	2,795,124
Skyline Champion Corp.*	8,400	663,432
Sonos, Inc.*	13,700	408,260
Taylor Morrison Home Corp.*	14,900	520,904
Tempur Sealy International, Inc.	40,400	1,900,012
Toll Brothers, Inc.	20,800	1,505,712
TopBuild Corp.*	7,011	1,934,405
Weber, Inc., Class A (x)	5,100	65,943
Whirlpool Corp.	11,020	2,585,953

		39,398,712

Internet & Direct Marketing Retail (3.3%)
Amazon.com, Inc.*	70,010	233,437,143
DoorDash, Inc., Class A*	23,400	3,484,260
eBay, Inc.	110,470	7,346,255
Etsy, Inc.*	20,900	4,575,846
Overstock.com, Inc.*	7,200	424,872
Qurate Retail, Inc., Class A	71,520	543,552
Revolve Group, Inc.*	400	22,416
Shutterstock, Inc.	3,900	432,432
Stitch Fix, Inc., Class A*	5,600	105,952

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Wayfair, Inc., Class A (x)*	11,600	$2,203,652

		252,576,380

Leisure Products (0.1%)
Acushnet Holdings Corp.	5,600	297,248
Brunswick Corp.	14,900	1,500,877
Callaway Golf Co.*	16,300	447,272
Hasbro, Inc.	22,600	2,300,228
Hayward Holdings, Inc.*	6,200	162,626
Mattel, Inc.*	79,800	1,720,488
Peloton Interactive, Inc., Class A*	44,903	1,605,731
Polaris, Inc.	12,300	1,351,893
YETI Holdings, Inc.*	12,900	1,068,507

		10,454,870

Multiline Retail (0.5%)
Dollar General Corp.	38,400	9,055,872
Dollar Tree, Inc.*	40,723	5,722,396
Kohl’s Corp.	26,810	1,324,146
Macy’s, Inc.	50,700	1,327,326
Ollie’s Bargain Outlet Holdings, Inc.*	10,100	517,019
Target Corp.	82,460	19,084,542

		37,031,301

Specialty Retail (2.5%)
Aaron’s Co., Inc. (The)	7,300	179,945
Academy Sports & Outdoors, Inc.*	12,400	544,360
Advance Auto Parts, Inc.	11,350	2,722,638
American Eagle Outfitters, Inc. (x)	26,000	658,320
Asbury Automotive Group, Inc.*	3,300	570,009
AutoNation, Inc.*	10,800	1,261,980
AutoZone, Inc.*	3,490	7,316,401
Bath & Body Works, Inc.	41,190	2,874,650
Bed Bath & Beyond, Inc. (x)*	22,400	326,592
Best Buy Co., Inc.	41,110	4,176,776
Burlington Stores, Inc.*	12,300	3,585,573
Camping World Holdings, Inc., Class A	11,600	468,640
CarMax, Inc.*	26,850	3,496,675
Carvana Co.*	12,800	2,966,912
Dick’s Sporting Goods, Inc. (x)	13,200	1,517,868
Five Below, Inc.*	10,700	2,213,723
Floor & Decor Holdings, Inc., Class A*	16,700	2,171,167
Foot Locker, Inc.	24,200	1,055,846
GameStop Corp., Class A (x)*	9,800	1,454,222
Gap, Inc. (The)	32,090	566,389
Home Depot, Inc. (The)	171,460	71,157,615
Leslie’s, Inc.*	19,354	457,916
Lithia Motors, Inc.	4,300	1,276,885
Lowe’s Cos., Inc.	115,040	29,735,539
Monro, Inc.	5,300	308,831
Murphy USA, Inc.	3,855	768,070
National Vision Holdings, Inc.*	14,700	705,453
O’Reilly Automotive, Inc.*	11,350	8,015,710
Penske Automotive Group, Inc.	4,900	525,378
Petco Health & Wellness Co., Inc.*	11,000	217,690
Rent-A-Center, Inc.	9,600	461,184
RH*	3,500	1,875,790
Ross Stores, Inc.	61,720	7,053,362
Signet Jewelers Ltd.	8,600	748,458
Sleep Number Corp.*	4,600	352,360
TJX Cos., Inc. (The)	200,000	15,184,000
Tractor Supply Co.	19,100	4,557,260
Ulta Beauty, Inc.*	9,700	3,999,698
Urban Outfitters, Inc.*	14,600	428,656
Victoria’s Secret & Co.*	13,730	762,564
Vroom, Inc. (x)*	17,500	188,825
Williams-Sonoma, Inc.	13,300	2,249,429

		191,159,359

Textiles, Apparel & Luxury Goods (0.8%)
Capri Holdings Ltd.*	25,200	1,635,732
Carter’s, Inc.	10,480	1,060,786
Columbia Sportswear Co.	5,200	506,688
Crocs, Inc.*	13,000	1,666,860
Deckers Outdoor Corp.*	5,000	1,831,550
Hanesbrands, Inc.	80,200	1,340,944
Kontoor Brands, Inc.	5,942	304,528
Lululemon Athletica, Inc.*	18,900	7,398,405
NIKE, Inc., Class B	201,520	33,587,338
PVH Corp.	11,881	1,267,109
Ralph Lauren Corp.	11,370	1,351,438
Skechers USA, Inc., Class A*	30,600	1,328,040
Steven Madden Ltd.	13,803	641,425
Tapestry, Inc.	47,920	1,945,552
Under Armour, Inc., Class A*	44,900	951,431
Under Armour, Inc., Class C*	32,418	584,821
VF Corp.	60,000	4,393,200
Wolverine World Wide, Inc.	6,100	175,741

		61,971,588

Total Consumer Discretionary		955,014,568

Consumer Staples (5.4%)
Beverages (1.3%)
Boston Beer Co., Inc. (The), Class A*	1,600	808,160
Brown-Forman Corp., Class A	12,400	840,596
Brown-Forman Corp., Class B	33,475	2,438,988
Celsius Holdings, Inc.*	8,300	618,931
Coca-Cola Co. (The)	631,640	37,399,404
Constellation Brands, Inc., Class A	26,000	6,525,220
Keurig Dr Pepper, Inc.	119,210	4,394,081
Molson Coors Beverage Co., Class B	30,150	1,397,453
Monster Beverage Corp.*	59,800	5,743,192
PepsiCo, Inc.	224,790	39,048,271

		99,214,296

Food & Staples Retailing (1.3%)
Albertsons Cos., Inc., Class A (x)	25,400	766,826
BJ’s Wholesale Club Holdings, Inc.*	20,700	1,386,279
Casey’s General Stores, Inc.	7,100	1,401,185
Costco Wholesale Corp.	71,950	40,846,015
Kroger Co. (The)	129,120	5,843,971
Performance Food Group Co.*	18,632	855,022
Sysco Corp.	85,750	6,735,663

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
US Foods Holding Corp.*	43,800	$1,525,554
Walgreens Boots Alliance, Inc.	127,980	6,675,437
Walmart, Inc.	233,320	33,759,071

		99,795,023

Food Products (0.9%)
Archer-Daniels-Midland Co.	94,660	6,398,069
Beyond Meat, Inc. (x)*	9,000	586,440
Bunge Ltd.	22,080	2,061,389
Campbell Soup Co.	31,300	1,360,298
Conagra Brands, Inc.	77,592	2,649,767
Darling Ingredients, Inc.*	28,800	1,995,552
Flowers Foods, Inc.	47,400	1,302,078
Freshpet, Inc.*	6,400	609,728
General Mills, Inc.	100,100	6,744,738
Hain Celestial Group, Inc. (The)*	13,600	579,496
Hershey Co. (The)	24,150	4,672,301
Hormel Foods Corp.	54,400	2,655,264
Ingredion, Inc.	12,200	1,179,008
J M Smucker Co. (The)	16,927	2,299,025
Kellogg Co.	46,000	2,963,320
Kraft Heinz Co. (The)	122,236	4,388,272
Lamb Weston Holdings, Inc.	28,150	1,784,147
Lancaster Colony Corp.	2,200	364,320
McCormick & Co., Inc. (Non-Voting)	45,900	4,434,399
Mondelez International, Inc., Class A	231,310	15,338,166
Pilgrim’s Pride Corp.*	4,900	138,180
Post Holdings, Inc.*	14,800	1,668,404
Sanderson Farms, Inc.	3,400	649,672
Tyson Foods, Inc., Class A	48,700	4,244,692

		71,066,725

Household Products (1.2%)
Church & Dwight Co., Inc.	44,800	4,592,000
Clorox Co. (The)	19,950	3,478,482
Colgate-Palmolive Co.	134,520	11,479,937
Kimberly-Clark Corp.	57,600	8,232,192
Procter & Gamble Co. (The)	392,445	64,196,153
Reynolds Consumer Products, Inc.	843	26,470
Spectrum Brands Holdings, Inc.	7,400	752,728
WD-40 Co.	300	73,392

		92,831,354

Personal Products (0.2%)
Coty, Inc., Class A*	74,800	785,400
Estee Lauder Cos., Inc. (The), Class A	36,900	13,660,380
Herbalife Nutrition Ltd.*	23,700	970,041
Medifast, Inc.	700	146,601

		15,562,422

Tobacco (0.5%)
Altria Group, Inc.	307,090	14,552,995
Philip Morris International, Inc.	257,030	24,417,850

		38,970,845

Total Consumer Staples		417,440,665

Energy (2.7%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	121,884	2,932,529
Cactus, Inc., Class A	10,400	396,552
ChampionX Corp.*	31,995	646,619
Dril-Quip, Inc.*	3,100	61,008
Expro Group Holdings NV*	3,683	52,851
Halliburton Co.	164,730	3,767,375
Helmerich & Payne, Inc.	5,800	137,460
Liberty Oilfield Services, Inc., Class A*	32,000	310,400
NexTier Oilfield Solutions, Inc.*	8,924	31,680
NOV, Inc.	85,380	1,156,899
Oceaneering International, Inc.*	14,000	158,340
Oil States International, Inc.*	6,700	33,299
Patterson-UTI Energy, Inc.	3,000	25,350
ProPetro Holding Corp.*	3,000	24,300
RPC, Inc.*	16,700	75,818
Schlumberger NV	244,055	7,309,448
US Silica Holdings, Inc.*	7,700	72,380

		17,192,308

Oil, Gas & Consumable Fuels (2.5%)
Antero Midstream Corp.	54,300	525,624
Antero Resources Corp.*	51,000	892,500
APA Corp.	81,080	2,180,241
California Resources Corp.	8,300	354,493
Callon Petroleum Co.*	10,300	486,675
Cheniere Energy, Inc.	39,200	3,975,664
Chesapeake Energy Corp.	16,300	1,051,676
Chevron Corp.	314,766	36,937,790
Clean Energy Fuels Corp.*	52,500	321,825
CNX Resources Corp.*	26,300	361,625
ConocoPhillips	223,912	16,161,968
Coterra Energy, Inc.	129,335	2,457,365
Denbury, Inc.*	8,100	620,379
Devon Energy Corp.	108,794	4,792,376
Diamondback Energy, Inc.	27,041	2,916,372
DT Midstream, Inc.	17,200	825,256
EOG Resources, Inc.	101,100	8,980,713
EQT Corp.*	47,500	1,035,975
Equitrans Midstream Corp.	42,801	442,562
Exxon Mobil Corp.#	688,965	42,157,768
Green Plains, Inc.*	600	20,856
Hess Corp.	51,520	3,814,026
HollyFrontier Corp.	37,332	1,223,743
Kinder Morgan, Inc.	341,871	5,422,074
Kosmos Energy Ltd.*	6,800	23,528
Magnolia Oil & Gas Corp., Class A	28,400	535,908
Marathon Oil Corp.	129,890	2,132,794
Marathon Petroleum Corp.	103,633	6,631,476
Matador Resources Co.	18,200	671,944
Murphy Oil Corp.	24,100	629,251
New Fortress Energy, Inc. (x)	14,100	340,374
Oasis Petroleum, Inc.	3,100	390,569
Occidental Petroleum Corp.	147,988	4,290,172
ONEOK, Inc.	76,913	4,519,408
Ovintiv, Inc.	45,700	1,540,090
PDC Energy, Inc.	16,979	828,236
Peabody Energy Corp.*	14,200	142,994

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Phillips 66	74,888	$5,426,385
Pioneer Natural Resources Co.	34,622	6,297,049
Range Resources Corp.*	38,900	693,587
Renewable Energy Group, Inc.*	6,600	280,104
SFL Corp. Ltd.	9,800	79,870
Southwestern Energy Co.*	108,900	507,474
Targa Resources Corp.	46,300	2,418,712
Tellurian, Inc.*	20,700	63,756
Texas Pacific Land Corp.	1,000	1,248,870
Valero Energy Corp.	71,630	5,380,129
Whiting Petroleum Corp.*	252	16,299
Williams Cos., Inc. (The)	210,979	5,493,893
World Fuel Services Corp.	10,700	283,229

		188,825,647

Total Energy		206,017,955

Financials (11.3%)
Banks (4.0%)
Ameris Bancorp	8,400	417,312
Associated Banc-Corp.	19,906	449,677
Atlantic Union Bankshares Corp.	9,800	365,442
Bank of America Corp.	1,204,692	53,596,747
Bank of Hawaii Corp.	7,400	619,824
Bank of NT Butterfield & Son Ltd. (The)	4,500	171,495
Bank OZK	17,300	804,969
BankUnited, Inc.	15,200	643,112
Banner Corp.	2,800	169,876
Berkshire Hills Bancorp, Inc.	5,200	147,836
BOK Financial Corp.	4,050	427,234
Brookline Bancorp, Inc.	18,000	291,420
Cadence Bank	20,250	603,247
Cathay General Bancorp	14,930	641,841
CIT Group, Inc.	17,300	888,182
Citigroup, Inc.	329,684	19,909,617
Citizens Financial Group, Inc.	73,100	3,453,975
City Holding Co.	2,530	206,929
Columbia Banking System, Inc.	10,600	346,832
Comerica, Inc.	23,900	2,079,300
Commerce Bancshares, Inc.	23,757	1,633,056
Community Bank System, Inc.	8,900	662,872
Cullen/Frost Bankers, Inc.	12,200	1,538,054
CVB Financial Corp.	20,700	443,187
Dime Community Bancshares, Inc.	10,886	382,752
East West Bancorp, Inc.	24,200	1,904,056
Eastern Bankshares, Inc.	32,000	645,440
Fifth Third Bancorp	123,345	5,371,675
First BanCorp	15,000	206,700
First Busey Corp.	5,933	160,903
First Citizens BancShares, Inc., Class A (x)	1,100	912,824
First Commonwealth Financial Corp.	11,300	181,817
First Financial Bancorp	10,000	243,800
First Financial Bankshares, Inc.	22,500	1,143,900
First Financial Corp.	7,500	339,675
First Hawaiian, Inc.	21,800	595,794
First Horizon Corp.	92,350	1,508,075
First Interstate BancSystem, Inc., Class A	6,400	260,288
First Merchants Corp.	8,300	347,687
First Republic Bank	30,200	6,236,602
FNB Corp.	46,456	563,511
Fulton Financial Corp.	35,900	610,300
Glacier Bancorp, Inc.	20,100	1,139,670
Great Western Bancorp, Inc.	5,100	173,196
Hancock Whitney Corp.	12,024	601,440
Heartland Financial USA, Inc.	1,200	60,732
Hilltop Holdings, Inc.	7,700	270,578
Home BancShares, Inc.	27,800	676,930
HomeStreet, Inc.	2,000	104,000
Hope Bancorp, Inc.	15,183	223,342
Huntington Bancshares, Inc.	238,224	3,673,414
Independent Bank Corp.	3,900	317,967
Independent Bank Group, Inc.	4,200	303,030
International Bancshares Corp.	7,500	317,925
Investors Bancorp, Inc.	20,465	310,045
JPMorgan Chase & Co.	478,525	75,774,434
KeyCorp	170,602	3,946,024
Live Oak Bancshares, Inc.	2,200	192,038
M&T Bank Corp.	21,657	3,326,082
NBT Bancorp, Inc.	7,400	285,048
OceanFirst Financial Corp.	3,200	71,040
Old National Bancorp	23,600	427,632
Pacific Premier Bancorp, Inc.	10,000	400,300
PacWest Bancorp	20,196	912,253
Park National Corp.	600	82,386
People’s United Financial, Inc.	74,200	1,322,244
Pinnacle Financial Partners, Inc.	16,056	1,533,348
PNC Financial Services Group, Inc. (The)	69,018	13,839,489
Popular, Inc.	14,350	1,177,274
Prosperity Bancshares, Inc.	19,912	1,439,638
Regions Financial Corp.	169,700	3,699,460
S&T Bancorp, Inc.	7,200	226,944
Sandy Spring Bancorp, Inc.	1,000	48,080
Seacoast Banking Corp. of Florida	2,400	84,936
ServisFirst Bancshares, Inc.	5,300	450,182
Signature Bank	9,000	2,911,230
Silvergate Capital Corp., Class A*	3,500	518,700
Simmons First National Corp., Class A	13,600	402,288
SouthState Corp.	12,771	1,023,085
Sterling Bancorp	34,100	879,439
SVB Financial Group*	9,475	6,426,324
Synovus Financial Corp.	35,013	1,676,072
Texas Capital Bancshares, Inc.*	9,000	542,250
Tompkins Financial Corp.	3,839	320,864
Towne Bank	8,779	277,329
Truist Financial Corp.	218,464	12,791,067
Trustmark Corp.	6,250	202,875
UMB Financial Corp.	7,700	817,047
Umpqua Holdings Corp.	44,690	859,836
United Bankshares, Inc.	20,400	740,112
United Community Banks, Inc.	10,000	359,400
US Bancorp	222,590	12,502,880
Valley National Bancorp	75,029	1,031,649
Webster Financial Corp.	18,400	1,027,456
Wells Fargo & Co.	672,919	32,286,654
WesBanco, Inc.	7,000	244,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Westamerica Bancorp	3,800	$219,374
Western Alliance Bancorp	20,800	2,239,120
Wintrust Financial Corp.	11,500	1,044,430
Zions Bancorp NA	28,300	1,787,428

		312,670,775

Capital Markets (3.2%)
Affiliated Managers Group, Inc.	8,140	1,339,111
Ameriprise Financial, Inc.	19,960	6,021,134
Ares Management Corp.	22,700	1,844,829
Artisan Partners Asset Management, Inc., Class A	10,400	495,456
Associated Capital Group, Inc., Class A	6,800	292,400
Bank of New York Mellon Corp. (The)	128,550	7,466,184
BGC Partners, Inc., Class A	31,800	147,870
BlackRock, Inc.	23,663	21,664,896
Blackstone, Inc.	112,900	14,608,131
Brightsphere Investment Group, Inc. (x)	9,800	250,880
Carlyle Group, Inc. (The)	21,200	1,163,880
Cboe Global Markets, Inc.	17,600	2,295,040
Charles Schwab Corp. (The)	244,675	20,577,168
CME Group, Inc.	57,765	13,196,992
Cohen & Steers, Inc.	4,400	407,044
Evercore, Inc., Class A	7,000	950,950
FactSet Research Systems, Inc.	6,200	3,013,262
Federated Hermes, Inc.	16,800	631,344
Focus Financial Partners, Inc., Class A*	6,900	412,068
Franklin Resources, Inc.	54,890	1,838,266
GAMCO Investors, Inc., Class A	6,300	157,374
Goldman Sachs Group, Inc. (The)	54,500	20,848,975
Hamilton Lane, Inc., Class A	3,600	373,032
Houlihan Lokey, Inc.	6,600	683,232
Interactive Brokers Group, Inc., Class A	14,040	1,115,057
Intercontinental Exchange, Inc.	92,190	12,608,826
Invesco Ltd.	66,200	1,523,924
Janus Henderson Group plc	28,300	1,186,902
Jefferies Financial Group, Inc.	35,588	1,380,814
KKR & Co., Inc.	97,100	7,233,950
Lazard Ltd., Class A	25,200	1,099,476
LPL Financial Holdings, Inc.	12,900	2,065,161
MarketAxess Holdings, Inc.	7,160	2,944,693
Moelis & Co., Class A	9,300	581,343
Moody’s Corp.	27,550	10,760,479
Morgan Stanley	221,487	21,741,164
Morningstar, Inc.	3,200	1,094,368
MSCI, Inc.	13,334	8,169,609
Nasdaq, Inc.	20,000	4,200,200
Northern Trust Corp.	33,350	3,988,994
Open Lending Corp., Class A*	17,200	386,656
Piper Sandler Cos.	2,500	446,275
PJT Partners, Inc., Class A	1,900	140,771
Raymond James Financial, Inc.	30,000	3,012,000
S&P Global, Inc.	39,930	18,844,165
SEI Investments Co.	25,150	1,532,641
State Street Corp.	63,550	5,910,150
StepStone Group, Inc., Class A	9,500	394,915
Stifel Financial Corp.	23,008	1,620,223
T. Rowe Price Group, Inc.	36,280	7,134,099
Tradeweb Markets, Inc., Class A	15,000	1,502,100
Virtu Financial, Inc., Class A	14,800	426,684
Virtus Investment Partners, Inc.	700	207,970
WisdomTree Investments, Inc.	11,200	68,544

		244,001,671

Consumer Finance (0.6%)
Ally Financial, Inc.	65,100	3,099,411
American Express Co.	103,856	16,990,842
Capital One Financial Corp.	72,070	10,456,636
Credit Acceptance Corp. (x)*	1,900	1,306,592
Discover Financial Services	53,170	6,144,325
FirstCash Holdings, Inc.	7,272	544,018
Green Dot Corp., Class A*	9,200	333,408
LendingTree, Inc.*	1,400	171,640
Navient Corp.	40,984	869,681
Nelnet, Inc., Class A	4,600	449,328
OneMain Holdings, Inc.	12,300	615,492
PROG Holdings, Inc.*	14,600	658,606
SLM Corp.	66,084	1,299,872
Synchrony Financial	99,300	4,606,527
Upstart Holdings, Inc.*	7,291	1,103,128

		48,649,506

Diversified Financial Services (1.2%)
Berkshire Hathaway, Inc., Class B*	299,285	89,486,215
Cannae Holdings, Inc.*	9,060	318,459
Voya Financial, Inc.	22,900	1,518,499

		91,323,173

Insurance (2.1%)
Aflac, Inc.	111,300	6,498,807
Alleghany Corp.*	3,054	2,038,820
Allstate Corp. (The)	49,540	5,828,381
Ambac Financial Group, Inc.*	3,600	57,780
American Equity Investment Life Holding Co.	12,700	494,284
American Financial Group, Inc.	12,030	1,651,960
American International Group, Inc.	140,736	8,002,249
American National Group, Inc.	2,000	377,680
Aon plc, Class A	36,678	11,023,940
Arch Capital Group Ltd.*	62,000	2,755,900
Argo Group International Holdings Ltd.	2,875	167,066
Arthur J Gallagher & Co.	34,600	5,870,582
Assurant, Inc.	12,900	2,010,594
Assured Guaranty Ltd.	10,000	502,000
Athene Holding Ltd., Class A*	20,354	1,696,099
Axis Capital Holdings Ltd.	17,270	940,697
Brighthouse Financial, Inc.*	16,532	856,357
Brown & Brown, Inc.	39,900	2,804,172
BRP Group, Inc., Class A*	2,800	101,108
Chubb Ltd.	70,344	13,598,199
Cincinnati Financial Corp.	24,720	2,816,350
CNA Financial Corp.	9,200	405,536
CNO Financial Group, Inc.	29,600	705,664
eHealth, Inc.*	4,200	107,100
Employers Holdings, Inc.	1,800	74,484

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Enstar Group Ltd.*	1,400	$346,626
Erie Indemnity Co., Class A	5,900	1,136,694
Everest Re Group Ltd.	7,900	2,163,968
Fidelity National Financial, Inc.	52,889	2,759,748
First American Financial Corp.	17,600	1,376,848
Genworth Financial, Inc., Class A*	40,300	163,215
Globe Life, Inc.	21,405	2,006,077
GoHealth, Inc., Class A*	41,400	156,906
Goosehead Insurance, Inc., Class A	3,500	455,280
Hanover Insurance Group, Inc. (The)	6,190	811,261
Hartford Financial Services Group, Inc. (The)	62,810	4,336,402
Horace Mann Educators Corp.	1,300	50,310
James River Group Holdings Ltd.	1,700	48,977
Kemper Corp.	13,682	804,365
Kinsale Capital Group, Inc.	3,800	903,982
Lemonade, Inc. (x)*	6,300	265,293
Lincoln National Corp.	30,350	2,071,691
Loews Corp.	43,192	2,494,770
Markel Corp.*	2,560	3,159,040
Marsh & McLennan Cos., Inc.	83,350	14,487,897
MBIA, Inc.*	7,600	120,004
Mercury General Corp.	6,600	350,196
MetLife, Inc.	122,860	7,677,521
Old Republic International Corp.	47,894	1,177,234
Primerica, Inc.	9,800	1,502,046
Principal Financial Group, Inc.	44,500	3,218,685
ProAssurance Corp.	5,300	134,090
Progressive Corp. (The)	96,900	9,946,785
Prudential Financial, Inc.	65,331	7,071,427
Reinsurance Group of America, Inc.	12,610	1,380,669
RenaissanceRe Holdings Ltd.	9,760	1,652,661
RLI Corp.	8,880	995,448
Selective Insurance Group, Inc.	13,700	1,122,578
Selectquote, Inc.*	16,700	151,302
SiriusPoint Ltd.*	9,100	73,983
Travelers Cos., Inc. (The)	43,370	6,784,369
Trupanion, Inc.*	5,200	686,556
Unum Group	50,300	1,235,871
W R Berkley Corp.	22,400	1,845,536
White Mountains Insurance Group Ltd.	500	506,950
Willis Towers Watson plc	23,100	5,486,019

		164,505,089

Mortgage Real Estate Investment Trusts (REITs) (0.1%)
AGNC Investment Corp. (REIT)	103,900	1,562,656
Annaly Capital Management, Inc. (REIT)	277,153	2,167,336
Apollo Commercial Real Estate Finance, Inc. (REIT)	17,300	227,668
Arbor Realty Trust, Inc. (REIT) (x)	19,200	351,744
Blackstone Mortgage Trust, Inc. (REIT), Class A	21,000	643,020
Chimera Investment Corp. (REIT)	44,040	664,123
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	12,700	674,624
New Residential Investment Corp. (REIT)	66,550	712,751
Starwood Property Trust, Inc. (REIT)	57,200	1,389,960

		8,393,882

Thrifts & Mortgage Finance (0.1%)
Axos Financial, Inc.*	7,500	419,325
Capitol Federal Financial, Inc.	13,886	157,328
Columbia Financial, Inc.*	5,300	110,558
Essent Group Ltd.	17,600	801,328
Kearny Financial Corp.	21,432	283,974
MGIC Investment Corp.	75,800	1,093,036
Mr Cooper Group, Inc.*	10,400	432,744
New York Community Bancorp, Inc.	108,550	1,325,396
PennyMac Financial Services, Inc.	6,900	481,482
Provident Financial Services, Inc.	100	2,422
Radian Group, Inc.	50,400	1,064,952
Rocket Cos., Inc., Class A (x)	23,900	334,600
TFS Financial Corp.	15,800	282,346
Walker & Dunlop, Inc.	3,100	467,728
Washington Federal, Inc.	10,300	343,814
WSFS Financial Corp.	1,890	94,727

		7,695,760

Total Financials		877,239,856

Health Care (13.3%)
Biotechnology (2.2%)
2seventy bio, Inc. (x)*	4,300	110,209
AbbVie, Inc.	287,430	38,918,022
ACADIA Pharmaceuticals, Inc.*	22,300	520,482
Agios Pharmaceuticals, Inc.*	8,400	276,108
Alector, Inc.*	6,800	140,420
Alkermes plc*	13,600	316,336
Allakos, Inc.*	4,500	44,055
Allogene Therapeutics, Inc.*	24,600	367,032
Allovir, Inc.*	1,600	20,704
Alnylam Pharmaceuticals, Inc.*	20,100	3,408,558
ALX Oncology Holdings, Inc.*	5,100	109,599
Amgen, Inc.	92,439	20,796,002
Amicus Therapeutics, Inc.*	26,600	307,230
AnaptysBio, Inc.*	6,600	229,350
Anavex Life Sciences Corp. (x)*	23,900	414,426
Apellis Pharmaceuticals, Inc.*	8,700	411,336
Arcturus Therapeutics Holdings, Inc. (x)*	400	14,804
Arcus Biosciences, Inc.*	5,100	206,397
Arena Pharmaceuticals, Inc.*	10,300	957,282
Arrowhead Pharmaceuticals, Inc.*	18,200	1,206,660
Beam Therapeutics, Inc.*	6,900	549,861
BioCryst Pharmaceuticals, Inc.*	34,100	472,285
Biogen, Inc.*	24,860	5,964,411
Biohaven Pharmaceutical Holding Co. Ltd.*	7,800	1,074,918
BioMarin Pharmaceutical, Inc.*	33,800	2,986,230
Bluebird Bio, Inc.*	12,900	128,871
Blueprint Medicines Corp.*	9,100	974,701
Bridgebio Pharma, Inc. (x)*	16,344	272,618

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
C4 Therapeutics, Inc.*	6,000	$193,200
CareDx, Inc.*	4,800	218,304
Cerevel Therapeutics Holdings, Inc.*	3,500	113,470
Cortexyme, Inc. (x)*	5,300	66,886
CureVac NV (x)*	11,800	404,858
Cytokinetics, Inc.*	13,400	610,772
Deciphera Pharmaceuticals, Inc.*	5,600	54,712
Denali Therapeutics, Inc.*	14,300	637,780
Eagle Pharmaceuticals, Inc.*	800	40,736
Editas Medicine, Inc.*	11,500	305,325
Emergent BioSolutions, Inc.*	8,400	365,148
Enanta Pharmaceuticals, Inc.*	1,300	97,214
Epizyme, Inc.*	13,600	34,000
Exact Sciences Corp.*	26,700	2,078,061
Exelixis, Inc.*	63,800	1,166,264
Fate Therapeutics, Inc.*	12,600	737,226
FibroGen, Inc.*	14,700	207,270
Forma Therapeutics Holdings, Inc.*	1,300	18,486
Gilead Sciences, Inc.	208,191	15,116,748
Global Blood Therapeutics, Inc.*	9,000	263,430
Halozyme Therapeutics, Inc.*	17,900	719,759
Heron Therapeutics, Inc. (x)*	24,300	221,859
Horizon Therapeutics plc*	35,600	3,836,256
IGM Biosciences, Inc. (x)*	4,800	140,784
ImmunityBio, Inc. (x)*	29,500	179,360
ImmunoGen, Inc.*	32,100	238,182
Incyte Corp.*	33,400	2,451,560
Inovio Pharmaceuticals, Inc. (x)*	47,300	236,027
Insmed, Inc.*	16,100	438,564
Instil Bio, Inc. (x)*	1,500	25,665
Intellia Therapeutics, Inc.*	10,500	1,241,520
Invitae Corp. (x)*	33,000	503,910
Ionis Pharmaceuticals, Inc.*	24,800	754,664
Iovance Biotherapeutics, Inc.*	21,800	416,162
Ironwood Pharmaceuticals, Inc.*	28,300	329,978
Karuna Therapeutics, Inc.*	3,400	445,400
Karyopharm Therapeutics, Inc.*	32,000	205,760
Kodiak Sciences, Inc.*	3,500	296,730
Kura Oncology, Inc.*	12,500	175,000
Kymera Therapeutics, Inc.*	6,500	412,685
Ligand Pharmaceuticals, Inc.*	2,300	355,258
MacroGenics, Inc.*	15,200	243,960
Madrigal Pharmaceuticals, Inc.*	3,500	296,590
Mersana Therapeutics, Inc.*	20,500	127,510
Mirati Therapeutics, Inc.*	6,700	982,823
Moderna, Inc.*	56,100	14,248,278
Morphic Holding, Inc.*	3,100	146,878
Myriad Genetics, Inc.*	11,500	317,400
Natera, Inc.*	12,600	1,176,714
Neurocrine Biosciences, Inc.*	18,900	1,609,713
Nkarta, Inc.*	800	12,280
Novavax, Inc.*	12,200	1,745,454
OPKO Health, Inc.*	104,600	503,126
Organogenesis Holdings, Inc.*	25,100	231,924
Passage Bio, Inc. (x)*	800	5,080
PDL BioPharma, Inc. (r)(x)*	46,000	77,967
Prelude Therapeutics, Inc. (x)*	300	3,735
Protagonist Therapeutics, Inc.*	6,000	205,200
Prothena Corp. plc*	7,800	385,320
PTC Therapeutics, Inc.*	8,000	318,640
Radius Health, Inc.*	7,000	48,440
Recursion Pharmaceuticals, Inc., Class A (x)*	1,000	17,130
Regeneron Pharmaceuticals, Inc.*	16,200	10,230,624
REGENXBIO, Inc.*	7,400	241,980
Relay Therapeutics, Inc.*	15,400	472,934
Replimune Group, Inc.*	1,100	29,810
REVOLUTION Medicines, Inc.*	9,200	231,564
Rocket Pharmaceuticals, Inc.*	8,900	194,287
Rubius Therapeutics, Inc. (x)*	3,400	32,912
Sage Therapeutics, Inc.*	8,600	365,844
Sana Biotechnology, Inc. (x)*	14,595	225,931
Sangamo Therapeutics, Inc.*	29,200	219,000
Sarepta Therapeutics, Inc.*	12,700	1,143,635
Seagen, Inc.*	23,100	3,571,260
Shattuck Labs, Inc.*	2,500	21,275
Sorrento Therapeutics, Inc. (x)*	40,700	189,255
Spectrum Pharmaceuticals, Inc.*	10,700	13,589
SpringWorks Therapeutics, Inc.*	5,000	309,900
Stoke Therapeutics, Inc.*	500	11,995
TG Therapeutics, Inc.*	20,700	393,300
Turning Point Therapeutics, Inc.*	7,600	362,520
Twist Bioscience Corp.*	6,900	533,991
Ultragenyx Pharmaceutical, Inc.*	10,800	908,172
United Therapeutics Corp.*	10,000	2,160,800
Vaxcyte, Inc.*	3,000	71,370
Veracyte, Inc.*	7,600	313,120
Vericel Corp.*	3,600	141,480
Vertex Pharmaceuticals, Inc.*	41,800	9,179,280
Vir Biotechnology, Inc.*	10,700	448,009
Xencor, Inc.*	8,900	357,068
Y-mAbs Therapeutics, Inc.*	5,200	84,292
Zentalis Pharmaceuticals, Inc.*	6,900	580,014

		173,297,253

Health Care Equipment & Supplies (2.9%)
Abbott Laboratories	282,612	39,774,813
ABIOMED, Inc.*	8,500	3,052,945
Accelerate Diagnostics, Inc. (x)*	3,600	18,792
Align Technology, Inc.*	12,900	8,477,622
AtriCure, Inc.*	6,800	472,804
Atrion Corp.	100	70,490
Avanos Medical, Inc.*	7,975	276,493
Axonics, Inc.*	5,200	291,200
Baxter International, Inc.	86,880	7,457,779
Becton Dickinson and Co.	46,013	11,571,349
BioLife Solutions, Inc.*	3,200	119,264
Boston Scientific Corp.*	230,700	9,800,136
Butterfly Network, Inc. (x)*	35,700	238,833
CONMED Corp.	5,200	737,152
Cooper Cos., Inc. (The)	8,400	3,519,096
CryoPort, Inc.*	3,300	195,261
Dentsply Sirona, Inc.	38,580	2,152,378
Dexcom, Inc.*	16,000	8,591,200
Eargo, Inc.*	5,000	25,500
Edwards Lifesciences Corp.*	102,500	13,278,875
Envista Holdings Corp.*	21,763	980,641
Figs, Inc., Class A (x)*	11,400	314,184
Glaukos Corp.*	6,800	302,192
Globus Medical, Inc., Class A*	14,100	1,018,020
Haemonetics Corp.*	8,200	434,928

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Heska Corp.*	800	$145,992
Hologic, Inc.*	45,300	3,468,168
ICU Medical, Inc.*	3,200	759,488
IDEXX Laboratories, Inc.*	13,800	9,086,748
Inari Medical, Inc.*	3,600	328,572
Inogen, Inc.*	3,600	122,400
Insulet Corp.*	11,300	3,006,591
Integer Holdings Corp.*	4,500	385,155
Integra LifeSciences Holdings Corp.*	14,600	978,054
Intuitive Surgical, Inc.*	57,100	20,516,030
iRhythm Technologies, Inc.*	4,900	576,681
Lantheus Holdings, Inc.*	8,700	251,343
LivaNova plc*	5,100	445,893
Masimo Corp.*	9,200	2,693,576
Medtronic plc	216,385	22,385,028
Meridian Bioscience, Inc.*	7,500	153,000
Merit Medical Systems, Inc.*	7,800	485,940
Natus Medical, Inc.*	6,700	158,991
Neogen Corp.*	26,400	1,198,824
Nevro Corp.*	5,600	453,992
Novocure Ltd.*	17,900	1,343,932
NuVasive, Inc.*	7,650	401,472
Ortho Clinical Diagnostics Holdings plc*	19,300	412,827
Outset Medical, Inc.*	10,900	502,381
Penumbra, Inc.*	6,300	1,810,116
Pulmonx Corp. (x)*	3,800	121,866
Quidel Corp.*	6,600	890,934
ResMed, Inc.	23,800	6,199,424
Shockwave Medical, Inc.*	4,600	820,318
Silk Road Medical, Inc.*	6,800	289,748
STAAR Surgical Co.*	8,000	730,400
STERIS plc	13,883	3,379,261
Stryker Corp.	57,870	15,475,596
Tandem Diabetes Care, Inc.*	10,300	1,550,356
Teleflex, Inc.	7,700	2,529,296
Treace Medical Concepts, Inc.*	1,300	24,232
Varex Imaging Corp.*	8,924	281,552
Wright Medical Group NV Escrow (r)*	21,955	—
Zimmer Biomet Holdings, Inc.	36,800	4,675,072

		222,211,196

Health Care Providers & Services (2.7%)
1Life Healthcare, Inc.*	19,200	337,344
Acadia Healthcare Co., Inc.*	14,500	880,150
Accolade, Inc.*	9,200	242,512
AdaptHealth Corp.*	16,900	413,374
Addus HomeCare Corp.*	200	18,702
Agiliti, Inc. (x)*	3,200	74,112
agilon health, Inc.*	12,100	326,700
Alignment Healthcare, Inc.*	1,600	22,496
Amedisys, Inc.*	5,800	938,904
AmerisourceBergen Corp.	26,600	3,534,874
AMN Healthcare Services, Inc.*	5,600	685,048
Anthem, Inc.	40,580	18,810,453
Apollo Medical Holdings, Inc. (x)*	6,100	448,228
Aveanna Healthcare Holdings, Inc.*	7,400	54,760
Brookdale Senior Living, Inc.*	36,435	188,005
Cardinal Health, Inc.	57,200	2,945,228
Castle Biosciences, Inc.*	2,500	107,175
Centene Corp.*	98,600	8,124,640
Chemed Corp.	3,000	1,587,120
Cigna Corp.	54,324	12,474,420
Community Health Systems, Inc.*	19,367	257,775
CorVel Corp.*	1,700	353,600
Covetrus, Inc.*	13,120	262,006
CVS Health Corp.	217,234	22,409,860
DaVita, Inc.*	13,300	1,513,008
Encompass Health Corp.	18,500	1,207,310
Ensign Group, Inc. (The)	5,800	486,968
Fulgent Genetics, Inc. (x)*	300	30,177
Guardant Health, Inc.*	13,500	1,350,270
HCA Healthcare, Inc.	42,700	10,970,484
HealthEquity, Inc.*	13,100	579,544
Henry Schein, Inc.*	25,900	2,008,027
Humana, Inc.	22,000	10,204,920
Innovage Holding Corp. (x)*	1,200	6,000
Laboratory Corp. of America Holdings*	16,635	5,226,883
LHC Group, Inc.*	6,300	864,549
Magellan Health, Inc.*	4,800	455,952
McKesson Corp.	27,180	6,756,133
MEDNAX, Inc.*	15,240	414,680
ModivCare, Inc.*	200	29,658
Molina Healthcare, Inc.*	10,400	3,308,032
National Research Corp.	100	4,152
Option Care Health, Inc.*	23,425	666,207
Owens & Minor, Inc.	6,900	300,150
Patterson Cos., Inc.	14,700	431,445
Pennant Group, Inc. (The)*	2,100	48,468
Premier, Inc., Class A	21,200	872,804
Privia Health Group, Inc.*	8,900	230,243
Progyny, Inc.*	8,900	448,115
Quest Diagnostics, Inc.	19,830	3,430,788
R1 RCM, Inc. (x)*	15,700	400,193
RadNet, Inc. (x)*	1,000	30,110
Select Medical Holdings Corp.	13,600	399,840
Signify Health, Inc., Class A (x)*	10,163	144,518
Surgery Partners, Inc.*	4,100	218,981
Tenet Healthcare Corp.*	19,600	1,601,124
UnitedHealth Group, Inc.	151,657	76,153,046
Universal Health Services, Inc., Class B	15,780	2,046,035

		208,336,300

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	22,950	423,427
American Well Corp., Class A*	33,300	201,132
Cerner Corp.	55,500	5,154,285
Certara, Inc.*	16,330	464,099
Change Healthcare, Inc.*	41,941	896,699
Evolent Health, Inc., Class A*	14,600	403,982
Health Catalyst, Inc.*	4,500	178,290
Inspire Medical Systems, Inc.*	4,500	1,035,270
Multiplan Corp. (x)*	65,700	291,051
NextGen Healthcare, Inc.*	11,200	199,248
Omnicell, Inc.*	7,900	1,425,476
Phreesia, Inc.*	6,100	254,126
Schrodinger, Inc.*	7,700	268,191

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Tabula Rasa HealthCare, Inc. (x)*	5,000	$75,000
Teladoc Health, Inc.*	24,260	2,227,553
Veeva Systems, Inc., Class A*	22,700	5,799,396

		19,297,225

Life Sciences Tools & Services (2.0%)
10X Genomics, Inc., Class A*	13,900	2,070,544
Adaptive Biotechnologies Corp.*	13,507	379,006
Agilent Technologies, Inc.	49,830	7,955,360
Avantor, Inc.*	96,094	4,049,401
Berkeley Lights, Inc.*	6,200	112,716
Bionano Genomics, Inc. (x)*	80,000	239,200
Bio-Rad Laboratories, Inc., Class A*	4,000	3,022,280
Bio-Techne Corp.	6,450	3,336,843
Bruker Corp.	18,000	1,510,380
Charles River Laboratories International, Inc.*	9,050	3,409,859
Codexis, Inc. (x)*	600	18,762
Danaher Corp.	103,960	34,203,880
Illumina, Inc.*	24,100	9,168,604
IQVIA Holdings, Inc.*	31,580	8,909,981
Maravai LifeSciences Holdings, Inc., Class A*	11,581	485,244
Medpace Holdings, Inc.*	4,500	979,380
Mettler-Toledo International, Inc.*	3,700	6,279,677
NanoString Technologies, Inc.*	7,600	320,948
NeoGenomics, Inc.*	17,900	610,748
Pacific Biosciences of California, Inc.*	30,600	626,076
PerkinElmer, Inc.	18,600	3,739,716
QIAGEN NV*	44,407	2,468,141
Quanterix Corp.*	4,400	186,560
Repligen Corp.*	9,700	2,568,948
Seer, Inc. (x)*	12,500	285,125
Sotera Health Co.*	19,572	460,921
Syneos Health, Inc.*	14,000	1,437,520
Thermo Fisher Scientific, Inc.	63,950	42,669,998
Waters Corp.*	11,100	4,135,860
West Pharmaceutical Services, Inc.	12,200	5,721,922

		151,363,600

Pharmaceuticals (3.3%)
Aerie Pharmaceuticals, Inc.*	14,000	98,280
Amneal Pharmaceuticals, Inc.*	35,500	170,045
Arvinas, Inc.*	5,400	443,556
Atea Pharmaceuticals, Inc.*	12,500	111,750
Axsome Therapeutics, Inc. (x)*	5,400	204,012
Bristol-Myers Squibb Co.	370,568	23,104,915
Catalent, Inc.*	27,600	3,533,628
Corcept Therapeutics, Inc. (x)*	16,500	326,700
Elanco Animal Health, Inc.*	74,632	2,118,056
Eli Lilly and Co.	137,910	38,093,500
Endo International plc*	50,254	188,955
Harmony Biosciences Holdings, Inc.*	300	12,792
Innoviva, Inc.*	23,000	396,750
Intra-Cellular Therapies, Inc.*	12,000	628,080
Jazz Pharmaceuticals plc*	12,100	1,541,540
Johnson & Johnson	424,760	72,663,693
Merck & Co., Inc.	412,090	31,582,578
Nektar Therapeutics*	31,600	426,916
NGM Biopharmaceuticals, Inc.*	2,500	44,275
Nuvation Bio, Inc. (x)*	8,700	73,950
Omeros Corp. (x)*	12,900	82,947
Organon & Co.	43,109	1,312,669
Pacira BioSciences, Inc.*	7,500	451,275
Perrigo Co. plc	28,300	1,100,870
Pfizer, Inc.	908,217	53,630,214
Phibro Animal Health Corp., Class A	1,200	24,504
Prestige Consumer Healthcare, Inc.*	8,500	515,525
Reata Pharmaceuticals, Inc., Class A*	3,800	100,206
Revance Therapeutics, Inc.*	9,300	151,776
Royalty Pharma plc, Class A	54,600	2,175,810
TherapeuticsMD, Inc.*	5,200	1,849
Theravance Biopharma, Inc.*	13,700	151,385
Viatris, Inc.	228,374	3,089,900
Zoetis, Inc.	78,800	19,229,564
Zogenix, Inc.*	14,700	238,875

		258,021,340

Total Health Care		1,032,526,914

Industrials (8.9%)
Aerospace & Defense (1.4%)
Aerojet Rocketdyne Holdings, Inc.	5,000	233,800
AeroVironment, Inc.*	2,100	130,263
Axon Enterprise, Inc.*	11,900	1,868,300
Boeing Co. (The)*	87,100	17,534,972
BWX Technologies, Inc.	17,800	852,264
Curtiss-Wright Corp.	9,200	1,275,764
General Dynamics Corp.	42,970	8,957,956
HEICO Corp.	10,141	1,462,535
HEICO Corp., Class A	14,845	1,907,879
Hexcel Corp.*	21,200	1,098,160
Howmet Aerospace, Inc.	77,716	2,473,700
Huntington Ingalls Industries, Inc.	8,600	1,605,964
Kaman Corp.	100	4,315
Kratos Defense & Security Solutions, Inc.*	10,200	197,880
L3Harris Technologies, Inc.	33,678	7,181,497
Lockheed Martin Corp.	40,260	14,308,807
Maxar Technologies, Inc.	11,300	333,689
Mercury Systems, Inc.*	5,400	297,324
Moog, Inc., Class A	5,500	445,335
Northrop Grumman Corp.	25,050	9,696,104
Parsons Corp.*	11,000	370,150
Raytheon Technologies Corp.	251,337	21,630,062
Spirit AeroSystems Holdings, Inc., Class A	19,000	818,710
Textron, Inc.	40,200	3,103,440
TransDigm Group, Inc.*	8,550	5,440,194

		103,229,064

Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	24,100	2,593,883
Expeditors International of Washington, Inc.	28,800	3,867,552

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
FedEx Corp.	41,450	$10,720,628
Forward Air Corp.	200	24,218
GXO Logistics, Inc.*	17,800	1,616,774
Hub Group, Inc., Class A*	3,000	252,720
United Parcel Service, Inc., Class B	116,650	25,002,761

		44,078,536

Airlines (0.2%)
Alaska Air Group, Inc.*	26,900	1,401,490
Allegiant Travel Co.*	2,200	411,488
American Airlines Group, Inc. (x)*	105,200	1,889,392
Delta Air Lines, Inc.*	113,750	4,445,350
Frontier Group Holdings, Inc.*	8,500	115,345
JetBlue Airways Corp.*	69,900	995,376
SkyWest, Inc.*	7,700	302,610
Southwest Airlines Co.*	107,400	4,601,016
Spirit Airlines, Inc.*	13,100	286,235
United Airlines Holdings, Inc.*	52,840	2,313,335

		16,761,637

Building Products (0.7%)
A O Smith Corp.	21,900	1,880,115
AAON, Inc.	5,800	460,694
Advanced Drainage Systems, Inc.	9,900	1,347,687
Allegion plc	17,966	2,379,417
Armstrong World Industries, Inc.	10,400	1,207,648
AZEK Co., Inc. (The)*	15,600	721,344
Builders FirstSource, Inc. (x)*	36,518	3,129,958
Carlisle Cos., Inc.	9,500	2,357,140
Carrier Global Corp.	143,448	7,780,620
Fortune Brands Home & Security, Inc.	23,350	2,496,115
JELD-WEN Holding, Inc.*	400	10,544
Johnson Controls International plc	118,137	9,605,719
Lennox International, Inc.	6,910	2,241,328
Masco Corp.	40,000	2,808,800
Owens Corning	19,270	1,743,935
Resideo Technologies, Inc.*	24,350	633,830
Simpson Manufacturing Co., Inc.	6,100	848,327
Trane Technologies plc	39,400	7,959,982
Trex Co., Inc.*	20,500	2,768,115
UFP Industries, Inc.	11,500	1,058,115
Zurn Water Solutions Corp.	14,900	542,360

		53,981,793

Commercial Services & Supplies (0.5%)
ABM Industries, Inc.	7,500	306,375
ADT, Inc.	50,500	424,705
Brady Corp., Class A	7,200	388,080
Brink’s Co. (The)	3,600	236,052
Casella Waste Systems, Inc., Class A*	6,200	529,604
Cintas Corp.	15,100	6,691,867
Clean Harbors, Inc.*	10,000	997,700
Copart, Inc.*	36,700	5,564,454
CoreCivic, Inc. (REIT)*	18,400	183,448
Deluxe Corp.	6,100	195,871
Driven Brands Holdings, Inc.*	10,431	350,690
Healthcare Services Group, Inc.	10,700	190,353
HNI Corp.	5,200	218,660
IAA, Inc.*	27,700	1,402,174
KAR Auction Services, Inc.*	27,700	432,674
Matthews International Corp., Class A	7,100	260,357
MSA Safety, Inc.	5,900	890,664
Republic Services, Inc.	35,735	4,983,246
Rollins, Inc.	47,250	1,616,422
Stericycle, Inc.*	21,800	1,300,152
Tetra Tech, Inc.	9,300	1,579,140
UniFirst Corp.	2,700	568,080
Waste Management, Inc.	69,950	11,674,655

		40,985,423

Construction & Engineering (0.1%)
AECOM*	24,002	1,856,555
Ameresco, Inc., Class A*	2,800	228,032
API Group Corp.*	29,700	765,369
Arcosa, Inc.	4,080	215,016
EMCOR Group, Inc.	9,500	1,210,205
MasTec, Inc.*	11,000	1,015,080
Quanta Services, Inc.	24,350	2,791,971
Valmont Industries, Inc.	3,100	776,550
WillScot Mobile Mini Holdings Corp.*	28,803	1,176,314

		10,035,092

Electrical Equipment (0.7%)
Acuity Brands, Inc.	6,100	1,291,492
AMETEK, Inc.	38,175	5,613,252
Atkore, Inc.*	8,100	900,639
Bloom Energy Corp., Class A*	15,300	335,529
ChargePoint Holdings, Inc. (x)*	20,700	394,335
Eaton Corp. plc	64,797	11,198,217
Emerson Electric Co.	100,910	9,381,603
EnerSys	4,900	387,394
FuelCell Energy, Inc. (x)*	49,900	259,480
Generac Holdings, Inc.*	11,100	3,906,312
GrafTech International Ltd.	33,000	390,390
Hubbell, Inc.	8,700	1,811,949
nVent Electric plc	35,987	1,367,506
Plug Power, Inc.*	82,900	2,340,267
Regal Rexnord Corp.	11,922	2,028,886
Rockwell Automation, Inc.	20,100	7,011,885
Sensata Technologies Holding plc*	27,100	1,671,799
Shoals Technologies Group, Inc., Class A*	15,322	372,325
Stem, Inc.*	16,300	309,211
Sunrun, Inc.*	33,000	1,131,900
Vertiv Holdings Co.	48,500	1,211,045
Vicor Corp.*	1,800	228,564

		53,543,980

Industrial Conglomerates (0.9%)
3M Co.	94,830	16,844,653
General Electric Co.	181,145	17,112,768
Honeywell International, Inc.	112,000	23,353,120
Roper Technologies, Inc.	17,350	8,533,771

		65,844,312

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Machinery (1.7%)
AGCO Corp.	12,400	$1,438,648
Albany International Corp., Class A	600	53,070
Allison Transmission Holdings, Inc.	23,000	836,050
Altra Industrial Motion Corp.	11,600	598,212
Barnes Group, Inc.	9,800	456,582
Caterpillar, Inc.	88,310	18,257,209
Chart Industries, Inc.*	6,500	1,036,685
Colfax Corp.*	18,100	832,057
Crane Co.	7,900	803,667
Cummins, Inc.	25,260	5,510,216
Deere & Co.	46,740	16,026,679
Desktop Metal, Inc., Class A (x)*	44,600	220,770
Donaldson Co., Inc.	26,500	1,570,390
Dover Corp.	25,190	4,574,504
Enerpac Tool Group Corp.	2,800	56,784
Evoqua Water Technologies Corp.*	17,300	808,775
Flowserve Corp.	26,640	815,184
Fortive Corp.	50,430	3,847,305
Franklin Electric Co., Inc.	7,500	709,200
Gates Industrial Corp. plc*	19,900	316,609
Graco, Inc.	29,480	2,376,678
Hillenbrand, Inc.	9,000	467,910
IDEX Corp.	12,240	2,892,557
Illinois Tool Works, Inc.	51,910	12,811,388
Ingersoll Rand, Inc.	61,666	3,815,275
ITT, Inc.	19,525	1,995,260
John Bean Technologies Corp.	4,400	675,664
Kennametal, Inc.	9,490	340,786
Lincoln Electric Holdings, Inc.	9,660	1,347,280
Manitowoc Co., Inc. (The)*	925	17,196
Middleby Corp. (The)*	9,700	1,908,572
Mueller Industries, Inc.	8,500	504,560
Mueller Water Products, Inc., Class A	20,800	299,520
Nikola Corp. (x)*	33,000	325,710
Nordson Corp.	10,660	2,721,178
Oshkosh Corp.	11,600	1,307,436
Otis Worldwide Corp.	69,174	6,022,980
PACCAR, Inc.	58,830	5,192,336
Parker-Hannifin Corp.	20,710	6,588,265
Pentair plc	27,287	1,992,770
Proto Labs, Inc.*	5,000	256,750
RBC Bearings, Inc.*	3,900	787,683
Snap-on, Inc.	9,200	1,981,496
SPX FLOW, Inc.	3,900	337,272
Stanley Black & Decker, Inc.	27,235	5,137,066
Terex Corp.	7,030	308,968
Timken Co. (The)	12,640	875,826
Toro Co. (The)	20,380	2,036,166
Trinity Industries, Inc.	13,740	414,948
Watts Water Technologies, Inc., Class A	4,000	776,680
Welbilt, Inc.*	11,400	270,978
Westinghouse Air Brake Technologies Corp.	34,787	3,204,230
Woodward, Inc.	10,430	1,141,668
Xylem, Inc.	33,550	4,023,316

		133,924,964

Marine (0.0%)
Kirby Corp.*	7,450	442,679
Matson, Inc.	6,900	621,207

		1,063,886

Professional Services (0.7%)
ASGN, Inc.*	8,400	1,036,560
Booz Allen Hamilton Holding Corp.	26,700	2,263,893
CACI International, Inc., Class A*	3,800	1,022,998
CBIZ, Inc.*	12,220	478,047
Clarivate plc*	68,300	1,606,416
CoStar Group, Inc.*	67,350	5,322,671
Dun & Bradstreet Holdings, Inc.*	36,600	749,934
Equifax, Inc.	20,520	6,008,051
Exponent, Inc.	10,600	1,237,338
FTI Consulting, Inc.*	7,200	1,104,624
Huron Consulting Group, Inc.*	2,400	119,760
IHS Markit Ltd.	61,900	8,227,748
Insperity, Inc.	6,400	755,904
Jacobs Engineering Group, Inc.	22,800	3,174,444
KBR, Inc.	27,600	1,314,312
Korn Ferry	5,600	424,088
Legalzoom.com, Inc. (x)*	7,900	126,953
Leidos Holdings, Inc.	25,237	2,243,569
ManpowerGroup, Inc.	9,780	951,887
ManTech International Corp., Class A	4,600	335,478
Nielsen Holdings plc	78,000	1,599,780
Resources Connection, Inc.	16,950	302,388
Robert Half International, Inc.	19,260	2,147,875
Science Applications International Corp.	12,021	1,004,835
TransUnion	32,200	3,818,276
TriNet Group, Inc.*	6,200	590,612
Upwork, Inc.*	16,300	556,808
Verisk Analytics, Inc.	25,800	5,901,234

		54,426,483

Road & Rail (1.1%)
AMERCO	1,400	1,016,722
Avis Budget Group, Inc.*	9,000	1,866,330
CSX Corp.	373,750	14,053,000
Heartland Express, Inc.	11,700	196,794
JB Hunt Transport Services, Inc.	15,250	3,117,100
Knight-Swift Transportation Holdings, Inc.	30,935	1,885,179
Landstar System, Inc.	6,250	1,118,875
Lyft, Inc., Class A*	43,400	1,854,482
Norfolk Southern Corp.	41,370	12,316,263
Old Dominion Freight Line, Inc.	16,625	5,958,067
Ryder System, Inc.	9,200	758,356
Saia, Inc.*	4,800	1,617,744
Schneider National, Inc., Class B	14,700	395,577
TuSimple Holdings, Inc., Class A (x)*	10,200	365,670
Uber Technologies, Inc.*	267,589	11,220,007
Union Pacific Corp.	106,120	26,734,811
Werner Enterprises, Inc.	5,700	271,662
XPO Logistics, Inc.*	17,800	1,378,254

		86,124,893

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Trading Companies & Distributors (0.3%)
Air Lease Corp.	21,000	$928,830
Applied Industrial Technologies, Inc.	4,300	441,610
Beacon Roofing Supply, Inc.*	7,600	435,860
Core & Main, Inc., Class A*	2,500	75,850
Fastenal Co.	97,600	6,252,256
GATX Corp.	5,000	520,950
Herc Holdings, Inc.	3,200	500,960
MSC Industrial Direct Co., Inc., Class A	10,000	840,600
SiteOne Landscape Supply, Inc.*	6,700	1,623,276
Triton International Ltd.	7,200	433,656
United Rentals, Inc.*	12,522	4,160,935
Univar Solutions, Inc.*	22,900	649,215
Watsco, Inc.	5,210	1,630,105
WESCO International, Inc.*	8,586	1,129,832
WW Grainger, Inc.	7,950	4,120,008

		23,743,943

Total Industrials		687,744,006

Information Technology (28.1%)
Communications Equipment (0.9%)
Arista Networks, Inc.*	39,600	5,692,500
Calix, Inc.*	8,800	703,736
Ciena Corp.*	31,400	2,416,858
Cisco Systems, Inc.	687,470	43,564,974
F5, Inc.*	10,600	2,593,926
Juniper Networks, Inc.	68,900	2,460,419
Lumentum Holdings, Inc.*	14,146	1,496,222
Motorola Solutions, Inc.	27,221	7,395,946
NetScout Systems, Inc.*	1,300	43,004
Ubiquiti, Inc.	1,500	460,050
Viasat, Inc.*	4,400	195,976
Viavi Solutions, Inc.*	33,650	592,913

		67,616,524

Electronic Equipment, Instruments & Components (0.7%)
Advanced Energy Industries, Inc.	5,400	491,724
Aeva Technologies, Inc. (x)*	11,100	83,916
Amphenol Corp., Class A	94,880	8,298,205
Arrow Electronics, Inc.*	13,600	1,826,072
Avnet, Inc.	17,920	738,841
Badger Meter, Inc.	1,500	159,840
Belden, Inc.	700	46,011
CDW Corp.	24,300	4,976,154
Cognex Corp.	30,400	2,363,904
Coherent, Inc.*	3,700	986,198
Corning, Inc.	135,390	5,040,570
Fabrinet*	5,100	604,197
II-VI, Inc.*	18,490	1,263,422
Insight Enterprises, Inc.*	1,300	138,580
IPG Photonics Corp.*	6,400	1,101,696
Itron, Inc.*	7,110	487,177
Jabil, Inc.	31,400	2,208,990
Keysight Technologies, Inc.*	32,815	6,776,625
Littelfuse, Inc.	4,200	1,321,656
MicroVision, Inc. (x)*	33,100	165,831
National Instruments Corp.	23,000	1,004,410
Novanta, Inc.*	4,100	722,953
Plexus Corp.*	1,300	124,657
Rogers Corp.*	3,000	819,000
Sanmina Corp.*	6,800	281,928
TD SYNNEX Corp.	8,766	1,002,480
Teledyne Technologies, Inc.*	7,746	3,384,150
Trimble, Inc.*	41,500	3,618,385
Vishay Intertechnology, Inc.	6,700	146,529
Vontier Corp.	23,452	720,680
Zebra Technologies Corp., Class A*	9,000	5,356,800

		56,261,581

IT Services (4.7%)
Accenture plc, Class A	103,500	42,905,925
Akamai Technologies, Inc.*	26,600	3,113,264
Amdocs Ltd.	22,610	1,692,132
Automatic Data Processing, Inc.	70,250	17,322,245
Block, Inc.*	64,900	10,481,999
Broadridge Financial Solutions, Inc.	21,210	3,877,612
Cloudflare, Inc., Class A*	41,600	5,470,400
Cognizant Technology Solutions Corp., Class A	87,300	7,745,256
Concentrix Corp.	8,766	1,565,783
Conduent, Inc.*	19,786	105,657
DigitalOcean Holdings, Inc. (x)*	8,000	642,640
DXC Technology Co.*	53,196	1,712,379
EPAM Systems, Inc.*	8,800	5,882,360
Euronet Worldwide, Inc.*	10,000	1,191,700
Evertec, Inc.	2,700	134,946
Evo Payments, Inc., Class A*	2,400	61,440
ExlService Holdings, Inc.*	4,500	651,465
Fastly, Inc., Class A (x)*	13,300	471,485
Fidelity National Information Services, Inc.	102,269	11,162,661
Fiserv, Inc.*	100,402	10,420,724
FleetCor Technologies, Inc.*	15,000	3,357,600
Gartner, Inc.*	13,178	4,405,669
Genpact Ltd.	30,000	1,592,400
Global Payments, Inc.	48,576	6,566,504
Globant SA*	6,600	2,072,994
GoDaddy, Inc., Class A*	34,300	2,910,698
International Business Machines Corp.	148,231	19,812,555
Jack Henry & Associates, Inc.	14,830	2,476,462
LiveRamp Holdings, Inc.*	10,200	489,090
Mastercard, Inc., Class A	142,300	51,131,236
MAXIMUS, Inc.	10,400	828,568
MongoDB, Inc.*	10,100	5,346,435
Okta, Inc.*	19,900	4,460,983
Paychex, Inc.	51,910	7,085,715
PayPal Holdings, Inc.*	189,370	35,711,395
Paysafe Ltd. (x)*	51,800	202,538
Perficient, Inc.*	5,300	685,237
Rackspace Technology, Inc.*	9,900	133,353
Sabre Corp.*	48,600	417,474
Snowflake, Inc., Class A*	32,016	10,845,420
SolarWinds Corp.	9,750	138,353
StoneCo Ltd., Class A*	35,200	593,472
TTEC Holdings, Inc.	4,850	439,168
Twilio, Inc., Class A*	26,800	7,057,512
VeriSign, Inc.*	16,350	4,149,957
Verra Mobility Corp.*	6,900	106,467

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Visa, Inc., Class A	272,900	$59,140,159
Western Union Co. (The)	90,360	1,612,022
WEX, Inc.*	7,600	1,066,964
Wix.com Ltd.*	8,800	1,388,552

		362,837,025

Semiconductors & Semiconductor Equipment (5.9%)
Advanced Micro Devices, Inc.*	195,100	28,074,890
Allegro MicroSystems, Inc.*	8,196	296,531
Ambarella, Inc.*	5,700	1,156,473
Amkor Technology, Inc.	2,900	71,891
Analog Devices, Inc.	87,234	15,333,120
Applied Materials, Inc.	147,520	23,213,747
Azenta, Inc.	13,600	1,402,296
Broadcom, Inc.	64,980	43,238,342
Cirrus Logic, Inc.*	12,300	1,131,846
CMC Materials, Inc.	5,400	1,035,126
Diodes, Inc.*	5,900	647,879
Enphase Energy, Inc.*	21,900	4,006,386
Entegris, Inc.	24,940	3,456,185
First Solar, Inc.*	17,400	1,516,584
FormFactor, Inc.*	10,300	470,916
Intel Corp.	657,590	33,865,885
KLA Corp.	24,680	10,615,115
Kulicke & Soffa Industries, Inc.	7,500	454,050
Lam Research Corp.	22,975	16,522,471
Lattice Semiconductor Corp.*	23,300	1,795,498
MACOM Technology Solutions Holdings, Inc.*	1,500	117,450
Marvell Technology, Inc.	136,003	11,898,903
MaxLinear, Inc.*	11,500	866,985
Microchip Technology, Inc.	87,440	7,612,527
Micron Technology, Inc.	180,550	16,818,233
MKS Instruments, Inc.	9,500	1,654,615
Monolithic Power Systems, Inc.	7,900	3,897,307
NVIDIA Corp.	385,640	113,420,580
NXP Semiconductors NV	42,700	9,726,206
ON Semiconductor Corp.*	71,600	4,863,072
Onto Innovation, Inc.*	7,900	799,717
Power Integrations, Inc.	11,000	1,021,790
Qorvo, Inc.*	19,417	3,036,625
QUALCOMM, Inc.	181,805	33,246,680
Rambus, Inc.*	1,800	52,902
Semtech Corp.*	13,600	1,209,448
Silicon Laboratories, Inc.*	8,740	1,804,111
SiTime Corp.*	1,600	468,064
Skyworks Solutions, Inc.	30,100	4,669,714
Synaptics, Inc.*	6,100	1,766,011
Teradyne, Inc.	30,010	4,907,535
Texas Instruments, Inc.	148,890	28,061,298
Universal Display Corp.	7,600	1,254,228
Wolfspeed, Inc.*	20,400	2,280,108
Xilinx, Inc.	40,300	8,544,809

		452,304,149

Software (9.9%)
8x8, Inc.*	18,300	306,708
ACI Worldwide, Inc.*	17,400	603,780
Adobe, Inc.*	77,720	44,071,903
Alarm.com Holdings, Inc.*	8,400	712,404
Alkami Technology, Inc.*	1,500	30,090
Altair Engineering, Inc., Class A*	5,900	456,188
Alteryx, Inc., Class A*	8,900	538,450
Anaplan, Inc.*	23,700	1,086,645
ANSYS, Inc.*	15,200	6,097,024
Appfolio, Inc., Class A*	1,800	217,908
Appian Corp. (x)*	6,600	430,386
Asana, Inc., Class A*	12,200	909,510
Aspen Technology, Inc.*	11,600	1,765,520
Atlassian Corp. plc, Class A*	22,400	8,540,896
Autodesk, Inc.*	35,850	10,080,662
Avalara, Inc.*	14,000	1,807,540
Bentley Systems, Inc., Class B	22,300	1,077,759
Bill.com Holdings, Inc.*	12,700	3,164,205
Black Knight, Inc.*	27,142	2,249,800
Blackbaud, Inc.*	7,000	552,860
Blackline, Inc.*	9,100	942,214
Bottomline Technologies DE, Inc.*	2,800	158,116
Box, Inc., Class A*	9,800	256,662
C3.ai, Inc., Class A (x)*	9,400	293,750
Cadence Design Systems, Inc.*	47,530	8,857,216
CDK Global, Inc.	27,450	1,145,763
Cerence, Inc.*	6,400	490,496
Ceridian HCM Holding, Inc.*	20,100	2,099,646
Citrix Systems, Inc.	23,450	2,218,136
CommVault Systems, Inc.*	400	27,568
Consensus Cloud Solutions, Inc.*	3,066	177,429
Coupa Software, Inc.*	12,100	1,912,405
Crowdstrike Holdings, Inc., Class A*	32,000	6,552,000
Datadog, Inc., Class A*	37,600	6,696,936
Datto Holding Corp.*	5,912	155,781
Digital Turbine, Inc.*	14,600	890,454
DocuSign, Inc.*	32,100	4,889,151
Dolby Laboratories, Inc., Class A	12,700	1,209,294
Domo, Inc., Class B*	800	39,680
DoubleVerify Holdings, Inc.*	4,300	143,104
Dropbox, Inc., Class A*	41,200	1,011,048
Duck Creek Technologies, Inc.*	300	9,033
Dynatrace, Inc.*	31,400	1,894,990
Elastic NV*	10,000	1,230,900
Envestnet, Inc.*	8,800	698,192
Everbridge, Inc.*	5,100	343,383
Fair Isaac Corp.*	4,600	1,994,882
Five9, Inc.*	11,500	1,579,180
Fortinet, Inc.*	23,200	8,338,080
Guidewire Software, Inc.*	17,000	1,930,010
HubSpot, Inc.*	7,400	4,877,710
InterDigital, Inc.	1,800	128,934
Intuit, Inc.	41,150	26,468,503
Jamf Holding Corp.*	2,000	76,020
LivePerson, Inc.*	1,000	35,720
Mandiant Corp.*	33,600	589,344
Manhattan Associates, Inc.*	12,400	1,928,076
Marathon Digital Holdings, Inc. (x)*	15,400	506,044
McAfee Corp., Class A	17,858	460,558
Microsoft Corp.	1,214,850	408,578,352
MicroStrategy, Inc., Class A (x)*	1,300	707,837
Mimecast Ltd.*	9,900	787,743
Momentive Global, Inc.*	2,900	61,335
N-able, Inc.*	9,750	108,225
nCino, Inc.*	4,400	241,384

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
NCR Corp.*	22,700	$912,540
New Relic, Inc.*	9,000	989,640
NortonLifeLock, Inc.	104,390	2,712,052
Nuance Communications, Inc.*	48,790	2,699,063
Nutanix, Inc., Class A*	28,000	892,080
Oracle Corp.	274,221	23,914,813
PagerDuty, Inc.*	12,100	420,475
Palantir Technologies, Inc., Class A*	269,200	4,902,132
Palo Alto Networks, Inc.*	16,200	9,019,512
Paycom Software, Inc.*	8,700	3,612,153
Paylocity Holding Corp.*	5,700	1,346,112
Pegasystems, Inc.	7,100	793,922
Ping Identity Holding Corp.*	4,000	91,520
PTC, Inc.*	20,250	2,453,287
Q2 Holdings, Inc.*	7,400	587,856
Qualys, Inc.*	5,500	754,710
Rapid7, Inc.*	7,100	835,599
RingCentral, Inc., Class A*	14,000	2,622,900
Sailpoint Technologies Holdings, Inc.*	15,900	768,606
salesforce.com, Inc.*	150,351	38,208,700
ServiceNow, Inc.*	31,800	20,641,698
Smartsheet, Inc., Class A*	16,600	1,285,670
Splunk, Inc.*	29,100	3,367,452
Sprout Social, Inc., Class A*	7,300	662,037
SPS Commerce, Inc.*	6,400	911,040
SS&C Technologies Holdings, Inc.	39,200	3,213,616
Synopsys, Inc.*	24,620	9,072,470
Tenable Holdings, Inc.*	9,500	523,165
Teradata Corp.*	18,660	792,490
Trade Desk, Inc. (The), Class A*	74,000	6,781,360
Tyler Technologies, Inc.*	7,300	3,927,035
Unity Software, Inc.*	24,396	3,488,384
Varonis Systems, Inc.*	16,200	790,236
Verint Systems, Inc.*	9,300	488,343
VMware, Inc., Class A	33,974	3,936,907
Vonage Holdings Corp.*	39,000	810,810
Workday, Inc., Class A*	31,100	8,495,898
Workiva, Inc.*	6,900	900,381
Yext, Inc.*	7,100	70,432
Zendesk, Inc.*	21,000	2,190,090
Zoom Video Communications, Inc., Class A*	35,400	6,510,414
Zscaler, Inc.*	12,100	3,888,093

		769,727,215

Technology Hardware, Storage & Peripherals (6.0%)
3D Systems Corp. (x)*	20,800	448,032
Apple, Inc.	2,496,967	443,386,430
Corsair Gaming, Inc. (x)*	17,800	373,978
Dell Technologies, Inc., Class C*	44,879	2,520,853
Diebold Nixdorf, Inc.*	550	4,978
Hewlett Packard Enterprise Co.	221,332	3,490,406
HP, Inc.	206,732	7,787,594
NetApp, Inc.	37,750	3,472,623
Pure Storage, Inc., Class A*	33,900	1,103,445
Western Digital Corp.*	52,478	3,422,090
Xerox Holdings Corp.	25,357	574,083

		466,584,512

Total Information Technology		2,175,331,006

Materials (2.4%)
Chemicals (1.4%)
Air Products and Chemicals, Inc.	37,480	11,403,665
Albemarle Corp.	18,276	4,272,380
Amyris, Inc. (x)*	31,900	172,579
Ashland Global Holdings, Inc.	10,264	1,105,022
Avient Corp.	16,100	900,795
Axalta Coating Systems Ltd.*	47,000	1,556,640
Balchem Corp.	5,700	961,020
Cabot Corp.	3,000	168,600
Celanese Corp.	21,400	3,596,484
CF Industries Holdings, Inc.	36,110	2,555,866
Chemours Co. (The)	31,328	1,051,368
Corteva, Inc.	118,877	5,620,505
Dow, Inc.	128,877	7,309,903
DuPont de Nemours, Inc.	85,132	6,876,963
Eastman Chemical Co.	23,228	2,808,497
Ecolab, Inc.	42,488	9,967,260
Element Solutions, Inc.	38,300	929,924
FMC Corp.	25,400	2,791,206
HB Fuller Co.	6,400	518,400
Huntsman Corp.	40,900	1,426,592
Ingevity Corp.*	4,800	344,160
International Flavors & Fragrances, Inc.	43,547	6,560,356
Livent Corp.*	26,200	638,756
LyondellBasell Industries NV, Class A	45,000	4,150,350
Mosaic Co. (The)	56,130	2,205,348
NewMarket Corp.	1,200	411,264
Olin Corp.	25,200	1,449,504
PPG Industries, Inc.	41,900	7,225,236
Quaker Chemical Corp.	1,600	369,248
RPM International, Inc.	23,050	2,328,050
Scotts Miracle-Gro Co. (The)	7,700	1,239,700
Sensient Technologies Corp.	4,300	430,258
Sherwin-Williams Co. (The)	40,400	14,227,264
Valvoline, Inc.	29,388	1,095,878

		108,669,041

Construction Materials (0.1%)
Eagle Materials, Inc.	10,100	1,681,246
Martin Marietta Materials, Inc.	10,630	4,682,728
Summit Materials, Inc., Class A*	19,500	782,730
Vulcan Materials Co.	22,400	4,649,792

		11,796,496

Containers & Packaging (0.4%)
Amcor plc	292,400	3,511,724
AptarGroup, Inc.	14,600	1,788,208
Avery Dennison Corp.	14,050	3,042,809
Ball Corp.	54,400	5,237,088
Berry Global Group, Inc.*	28,100	2,073,218
Crown Holdings, Inc.	23,050	2,549,791
Graphic Packaging Holding Co.	56,100	1,093,950
International Paper Co.	66,950	3,145,311
Packaging Corp. of America	16,700	2,273,705
Sealed Air Corp.	25,160	1,697,545
Silgan Holdings, Inc.	9,500	406,980
Sonoco Products Co.	23,760	1,375,466
Westrock Co.	44,132	1,957,696

		30,153,491

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Metals & Mining (0.5%)
Alcoa Corp.	32,900	$1,960,182
Arconic Corp.*	16,800	554,568
Carpenter Technology Corp.	6,200	180,978
Cleveland-Cliffs, Inc.*	72,400	1,576,148
Commercial Metals Co.	21,300	772,977
Freeport-McMoRan, Inc.	242,594	10,123,448
Newmont Corp.	136,111	8,441,604
Novagold Resources, Inc.*	34,900	239,414
Nucor Corp.	47,320	5,401,578
Reliance Steel & Aluminum Co.	12,300	1,995,306
Royal Gold, Inc.	12,900	1,357,209
Southern Copper Corp.	19,344	1,193,718
Steel Dynamics, Inc.	40,200	2,495,214
United States Steel Corp.	38,200	909,542

		37,201,886

Paper & Forest Products (0.0%)
Louisiana-Pacific Corp.	15,300	1,198,755
Sylvamo Corp.*	6,086	169,738

		1,368,493

Total Materials		189,189,407

Real Estate (3.6%)
Equity Real Estate Investment Trusts (REITs) (3.4%)
Acadia Realty Trust (REIT)	9,000	196,470
Agree Realty Corp. (REIT)	9,600	685,056
Alexandria Real Estate Equities, Inc. (REIT)	25,080	5,591,837
American Assets Trust, Inc. (REIT)	3,300	123,849
American Campus Communities, Inc. (REIT)	28,300	1,621,307
American Homes 4 Rent (REIT), Class A	47,500	2,071,475
American Tower Corp. (REIT)	72,700	21,264,750
Americold Realty Trust (REIT)	37,100	1,216,509
Apartment Income REIT Corp. (REIT)	31,828	1,740,037
Apple Hospitality REIT, Inc. (REIT)	26,500	427,975
AvalonBay Communities, Inc. (REIT)	23,149	5,847,206
Boston Properties, Inc. (REIT)	28,870	3,325,247
Brandywine Realty Trust (REIT)	31,400	421,388
Brixmor Property Group, Inc. (REIT)	67,400	1,712,634
Broadstone Net Lease, Inc. (REIT)	24,100	598,162
Camden Property Trust (REIT)	15,680	2,801,702
CareTrust REIT, Inc. (REIT)	12,100	276,243
Corporate Office Properties Trust (REIT)	14,809	414,208
Cousins Properties, Inc. (REIT)	28,351	1,141,978
Crown Castle International Corp. (REIT)	70,850	14,789,229
CubeSmart (REIT)	39,700	2,259,327
CyrusOne, Inc. (REIT)	20,200	1,812,344
Digital Realty Trust, Inc. (REIT)	48,772	8,626,304
DigitalBridge Group, Inc. (REIT)*	78,700	655,571
Diversified Healthcare Trust (REIT)	43,390	134,075
Douglas Emmett, Inc. (REIT)	37,000	1,239,500
Duke Realty Corp. (REIT)	70,000	4,594,800
Easterly Government Properties, Inc. (REIT)	6,200	142,104
EastGroup Properties, Inc. (REIT)	6,800	1,549,380
EPR Properties (REIT)	7,800	370,422
Equinix, Inc. (REIT)	15,038	12,719,742
Equity Commonwealth (REIT)*	22,500	582,750
Equity LifeStyle Properties, Inc. (REIT)	34,200	2,997,972
Equity Residential (REIT)	64,887	5,872,274
Essential Properties Realty Trust, Inc. (REIT)	12,300	354,609
Essex Property Trust, Inc. (REIT)	10,777	3,795,983
Extra Space Storage, Inc. (REIT)	23,900	5,418,847
Federal Realty Investment Trust (REIT)	12,380	1,687,642
First Industrial Realty Trust, Inc. (REIT)	29,500	1,952,900
Gaming and Leisure Properties, Inc. (REIT)	44,766	2,178,314
Healthcare Realty Trust, Inc. (REIT)	23,600	746,704
Healthcare Trust of America, Inc. (REIT), Class A	43,400	1,449,126
Healthpeak Properties, Inc. (REIT)	96,297	3,475,359
Highwoods Properties, Inc. (REIT)	19,530	870,843
Host Hotels & Resorts, Inc. (REIT)*	115,813	2,013,988
Hudson Pacific Properties, Inc. (REIT)	34,500	852,495
Innovative Industrial Properties, Inc. (REIT)	3,700	972,767
Invitation Homes, Inc. (REIT)	101,516	4,602,735
Iron Mountain, Inc. (REIT)	56,801	2,972,396
JBG SMITH Properties (REIT)	20,173	579,167
Kilroy Realty Corp. (REIT)	21,800	1,448,828
Kimco Realty Corp. (REIT)	99,485	2,452,305
Kite Realty Group Trust (REIT)	34,998	762,256
Lamar Advertising Co. (REIT), Class A	16,000	1,940,800
Life Storage, Inc. (REIT)	13,950	2,136,861
LXP Industrial Trust (REIT)	34,200	534,204
Macerich Co. (The) (REIT)	35,422	612,092
Medical Properties Trust, Inc. (REIT)	96,900	2,289,747
Mid-America Apartment Communities, Inc. (REIT)	18,738	4,299,247
National Retail Properties, Inc. (REIT)	38,290	1,840,600
National Storage Affiliates Trust (REIT)	11,600	802,720
Omega Healthcare Investors, Inc. (REIT)	44,440	1,314,980
Orion Office REIT, Inc. (REIT)*	8,669	161,850
Outfront Media, Inc. (REIT)	24,670	661,649
Paramount Group, Inc. (REIT)	22,800	190,152

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Park Hotels & Resorts, Inc. (REIT)*	41,635	$786,069
Physicians Realty Trust (REIT)	38,100	717,423
Piedmont Office Realty Trust, Inc. (REIT), Class A	25,100	461,338
PotlatchDeltic Corp. (REIT)	10,151	611,293
Prologis, Inc. (REIT)	119,848	20,177,609
PS Business Parks, Inc. (REIT)	3,300	607,761
Public Storage (REIT)	25,502	9,552,029
Rayonier, Inc. (REIT)	27,025	1,090,729
Realty Income Corp. (REIT)	86,691	6,206,209
Regency Centers Corp. (REIT)	33,306	2,509,607
Retail Opportunity Investments Corp. (REIT)	6,800	133,280
Rexford Industrial Realty, Inc. (REIT)	18,400	1,492,424
RLJ Lodging Trust (REIT)	10,700	149,051
Ryman Hospitality Properties, Inc. (REIT)*	10,751	988,662
Sabra Health Care REIT, Inc. (REIT)	34,657	469,256
Safehold, Inc. (REIT)	2,700	215,595
SBA Communications Corp. (REIT)	17,400	6,768,948
Service Properties Trust (REIT)	25,000	219,750
Simon Property Group, Inc. (REIT)	54,059	8,637,006
SL Green Realty Corp. (REIT)	11,576	829,999
Spirit Realty Capital, Inc. (REIT)	20,933	1,008,761
STAG Industrial, Inc. (REIT)	27,800	1,333,288
STORE Capital Corp. (REIT)	35,400	1,217,760
Sun Communities, Inc. (REIT)	18,600	3,905,442
Terreno Realty Corp. (REIT)	11,600	989,364
UDR, Inc. (REIT)	52,936	3,175,631
Urban Edge Properties (REIT)	20,723	393,737
Ventas, Inc. (REIT)	71,279	3,643,782
VICI Properties, Inc. (REIT) (x)	86,700	2,610,537
Vornado Realty Trust (REIT)	33,847	1,416,835
Washington REIT (REIT)	7,570	195,685
Welltower, Inc. (REIT)	71,217	6,108,282
Weyerhaeuser Co. (REIT)	128,135	5,276,599
WP Carey, Inc. (REIT)	31,800	2,609,190
Xenia Hotels & Resorts, Inc. (REIT)*	300	5,433

		261,710,357

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	57,250	6,212,198
Cushman & Wakefield plc*	200	4,448
eXp World Holdings, Inc.	8,000	269,520
Howard Hughes Corp. (The)*	4,700	478,366
Jones Lang LaSalle, Inc.*	9,500	2,558,730
Kennedy-Wilson Holdings, Inc.	25,100	599,388
Newmark Group, Inc., Class A	13,719	256,545
Opendoor Technologies, Inc. (x)*	73,000	1,066,530
Redfin Corp.*	16,700	641,113
RMR Group, Inc. (The), Class A	871	30,206
Zillow Group, Inc., Class A*	10,600	659,532
Zillow Group, Inc., Class C (x)*	27,124	1,731,867

		14,508,443

Total Real Estate		276,218,800

Utilities (2.4%)
Electric Utilities (1.5%)
ALLETE, Inc.	6,600	437,910
Alliant Energy Corp.	43,900	2,698,533
American Electric Power Co., Inc.	84,570	7,524,193
Duke Energy Corp.	127,585	13,383,666
Edison International	67,160	4,583,670
Entergy Corp.	33,200	3,739,980
Evergy, Inc.	40,177	2,756,544
Eversource Energy	60,709	5,523,305
Exelon Corp.	160,056	9,244,835
FirstEnergy Corp.	99,804	4,150,848
Hawaiian Electric Industries, Inc.	20,500	850,750
IDACORP, Inc.	11,450	1,297,399
NextEra Energy, Inc.	316,100	29,511,096
NRG Energy, Inc.	40,921	1,762,877
OGE Energy Corp.	36,900	1,416,222
Pinnacle West Capital Corp.	21,300	1,503,567
PNM Resources, Inc.	15,200	693,272
Portland General Electric Co.	21,000	1,111,320
PPL Corp.	144,950	4,357,197
Southern Co. (The)	178,850	12,265,533
Xcel Energy, Inc.	94,680	6,409,836

		115,222,553

Gas Utilities (0.1%)
Atmos Energy Corp.	21,100	2,210,647
National Fuel Gas Co.	21,100	1,349,134
New Jersey Resources Corp.	11,900	488,614
ONE Gas, Inc.	6,725	521,793
Southwest Gas Holdings, Inc.	9,900	693,495
Spire, Inc.	5,500	358,710
UGI Corp.	39,575	1,816,888

		7,439,281

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	126,595	3,076,258
Brookfield Renewable Corp.	18,450	679,514
Vistra Corp.	84,500	1,924,065

		5,679,837

Multi-Utilities (0.7%)
Ameren Corp.	47,700	4,245,777
Black Hills Corp.	15,600	1,100,892
CenterPoint Energy, Inc.	99,950	2,789,605
CMS Energy Corp.	54,000	3,512,700
Consolidated Edison, Inc.	61,700	5,264,244
Dominion Energy, Inc.	132,954	10,444,866
DTE Energy Co.	34,400	4,112,176
MDU Resources Group, Inc.	48,250	1,488,030
NiSource, Inc.	79,300	2,189,473
NorthWestern Corp.	2,500	142,900
Public Service Enterprise Group, Inc.	83,600	5,578,628
Sempra Energy	52,290	6,916,921
WEC Energy Group, Inc.	51,998	5,047,446

		52,833,658

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Water Utilities (0.1%)
American Water Works Co., Inc.	31,300	$5,911,318
Essential Utilities, Inc.	42,062	2,258,309

		8,169,627

Total Utilities		189,344,956

Total Common Stocks (99.6%)
(Cost $2,071,222,910)		7,715,338,889

MASTER LIMITED PARTNERSHIP:
Financials (0.0%)
Capital Markets (0.0%)
Apollo Global Management, Inc. (x)
(Cost $1,437,993)	31,100	2,252,573

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. 4.000%, 6/15/23 (e)	$12,000	11,877

Total Financials		11,877

Total Long-Term Debt Securities (0.0%)
(Cost $12,422)		11,877

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Achillion Pharmaceuticals, Inc., CVR (r)*	23,600	8,142
Alder Biopharmaceuticals, Inc., CVR (r)(x)*	16,600	10,956

Total Rights (0.0%)
(Cost $8,142)		19,098

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.1%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	10,000,000	10,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $700,009, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $714,126. (xx)	$700,000	700,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $7,049,917, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $7,190,904. (xx)	7,049,905	7,049,905
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $1,000,005, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $1,020,410. (xx)	1,000,000	1,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $5,000,194, collateralized by various Common Stocks; total market value $5,556,608. (xx)	5,000,000	5,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $4,000,210, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $4,444,840. (xx)	4,000,000	4,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $2,800,033, collateralized by various Common Stocks; total market value $3,095,021. (xx)	2,800,000	2,800,000

Total Repurchase Agreements		20,549,905

Total Short-Term Investments (0.4%)
(Cost $30,549,905)		30,549,905

Total Investments in Securities (100.0%)
(Cost $2,103,231,372)		7,748,172,342
Other Assets Less Liabilities (0.0%)		(3,475,874)

Net Assets (100%)		$7,744,696,468

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $18,724,140.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $33,767,709. This was collateralized by $4,835,173 of various U.S. Government Treasury Securities, ranging from 0.000% – 7.250%, maturing 1/6/22 – 8/15/51 and by cash of $30,549,905 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	25	3/2022	USD	2,803,500	41,974
S&P 500 E-Mini Index	82	3/2022	USD	19,509,850	225,855

					267,829

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$709,270,756	$—	$—	$709,270,756
Consumer Discretionary	955,014,568	—	—	955,014,568
Consumer Staples	417,440,665	—	—	417,440,665
Energy	206,017,955	—	—	206,017,955
Financials	877,239,856	—	—	877,239,856
Health Care	1,032,448,947	—	77,967	1,032,526,914
Industrials	687,744,006	—	—	687,744,006
Information Technology	2,175,331,006	—	—	2,175,331,006
Materials	189,189,407	—	—	189,189,407
Real Estate	276,218,800	—	—	276,218,800
Utilities	189,344,956	—	—	189,344,956
Corporate Bond
Financials	—	11,877	—	11,877
Futures	267,829	—	—	267,829
Master Limited Partnership
Financials	2,252,573	—	—	2,252,573
Rights
Health Care	—	—	19,098	19,098
Short-Term Investments
Investment Company	10,000,000	—	—	10,000,000
Repurchase Agreements	—	20,549,905	—	20,549,905

Total Assets	$7,727,781,324	$20,561,782	$97,065	$7,748,440,171

Total Liabilities	$—	$—	$—	$—

Total	$7,727,781,324	$20,561,782	$97,065	$7,748,440,171

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$267,829	*

Total		$267,829

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$12,508,960	$12,508,960

Total	$12,508,960	$12,508,960

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(1,031,351)	$(1,031,351)

Total	$(1,031,351)	$(1,031,351)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $52,425,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$240,914,367
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$715,156,704

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,885,204,367
Aggregate gross unrealized depreciation	(261,118,899)

Net unrealized appreciation	$5,624,085,468

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,124,354,703

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $2,082,681,467)	$7,727,622,437
Repurchase Agreements (Cost $20,549,905)	20,549,905
Cash	28,282,836
Dividends, interest and other receivables	4,902,660
Receivable for Portfolio shares sold	608,439
Securities lending income receivable	16,766
Other assets	26,553

Total assets	7,782,009,596

LIABILITIES
Payable for return of collateral on securities loaned	30,549,905
Payable for Portfolio shares redeemed	2,382,649
Investment management fees payable	1,988,595
Distribution fees payable – Class IA	1,179,276
Administrative fees payable	588,196
Distribution fees payable – Class IB	435,510
Due to broker for futures variation margin	61,492
Trustees’ fees payable	10,105
Accrued expenses	117,400

Total liabilities	37,313,128

NET ASSETS	$7,744,696,468

Net assets were comprised of:
Paid in capital	$2,060,422,567
Total distributable earnings (loss)	5,684,273,901

Net assets	$7,744,696,468

Class IA
Net asset value, offering and redemption price per share, $5,655,826,741 / 117,578,312 shares outstanding (unlimited amount authorized: $0.01 par value)	$48.10

Class IB
Net asset value, offering and redemption price per share, $2,088,869,727 / 43,743,634 shares outstanding (unlimited amount authorized: $0.01 par value)	$47.75

(x)	Includes value of securities on loan of $33,767,709.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $14,437 foreign withholding tax)	$96,611,362
Interest	25,749
Securities lending (net)	339,605

Total income	96,976,716

EXPENSES
Investment management fees	22,621,887
Distribution fees – Class IA	13,388,555
Administrative fees	6,717,725
Distribution fees – Class IB	4,904,048
Recoupment fees	282,607
Printing and mailing expenses	274,485
Professional fees	252,180
Trustees’ fees	213,015
Custodian fees	146,100
Miscellaneous	853,438

Gross expenses	49,654,040
Less: Waiver from investment manager	(203,390)

Net expenses	49,450,650

NET INVESTMENT INCOME (LOSS)	47,526,066

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	446,205,331
Futures contracts	12,508,960
Foreign currency transactions	(3)

Net realized gain (loss)	458,714,288

Change in unrealized appreciation (depreciation) on:
Investments in securities	1,109,897,774
Futures contracts	(1,031,351)

Net change in unrealized appreciation (depreciation)	1,108,866,423

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,567,580,711

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,615,106,777

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$47,526,066	$64,285,165
Net realized gain (loss)	458,714,288	330,089,688
Net change in unrealized appreciation (depreciation)	1,108,866,423	714,392,192

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,615,106,777	1,108,767,045

Distributions to shareholders:
Class IA	(386,593,105)	(278,687,216)
Class IB	(143,611,223)	(101,835,496)

Total distributions to shareholders	(530,204,328)	(380,522,712)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 720,518 and 1,421,330 shares, respectively ]	33,463,614	51,175,380
Capital shares issued in reinvestment of dividends and distributions [ 8,154,948 and 7,008,959 shares, respectively ]	386,593,105	278,687,216
Capital shares repurchased [ (10,281,354) and (11,670,532) shares, respectively ]	(480,480,909)	(425,307,758)

Total Class IA transactions	(60,424,190)	(95,445,162)

Class IB
Capital shares sold [ 1,858,869 and 2,015,637 shares, respectively ]	85,908,604	70,810,487
Capital shares issued in reinvestment of dividends and distributions [ 3,051,373 and 2,578,401 shares, respectively ]	143,611,223	101,835,496
Capital shares repurchased [ (4,748,817) and (5,160,349) shares, respectively ]	(219,745,322)	(185,893,881)

Total Class IB transactions	9,774,505	(13,247,898)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(50,649,685)	(108,693,060)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,034,252,764	619,551,273
NET ASSETS:
Beginning of year	6,710,443,704	6,090,892,431

End of year	$7,744,696,468	$6,710,443,704

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$41.35	$36.67	$29.85	$33.88	$28.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30	0.40	0.47	0.43	0.40
Net realized and unrealized gain (loss)	9.93	6.73	8.49	(2.28)	5.43

Total from investment operations	10.23	7.13	8.96	(1.85)	5.83

Less distributions:
Dividends from net investment income	(0.33)	(0.42)	(0.51)	(0.47)	(0.42)
Distributions from net realized gains	(3.15)	(2.03)	(1.63)	(1.71)	—

Total dividends and distributions	(3.48)	(2.45)	(2.14)	(2.18)	(0.42)

Net asset value, end of year	$48.10	$41.35	$36.67	$29.85	$33.88

Total return	24.93%	19.77%	30.24%	(5.82)%	20.49%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,655,827	$4,920,389	$4,482,210	$3,776,306	$4,418,531
Ratio of expenses to average net assets:
After waivers (f)	0.68%	0.69%	0.69%	0.70%	0.70%
Before waivers (f)	0.68%	0.69%	0.69%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.65%	1.10%	1.35%	1.25%	1.28%
Before waivers (f)	0.65%	1.10%	1.35%	1.25%	1.28%
Portfolio turnover rate^	3%	4%	3%	3%	3%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$41.07	$36.44	$29.67	$33.69	$28.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30	0.40	0.47	0.43	0.40
Net realized and unrealized gain (loss)	9.86	6.68	8.44	(2.27)	5.40

Total from investment operations	10.16	7.08	8.91	(1.84)	5.80

Less distributions:
Dividends from net investment income	(0.33)	(0.42)	(0.51)	(0.47)	(0.42)
Distributions from net realized gains	(3.15)	(2.03)	(1.63)	(1.71)	—

Total dividends and distributions	(3.48)	(2.45)	(2.14)	(2.18)	(0.42)

Net asset value, end of year	$47.75	$41.07	$36.44	$29.67	$33.69

Total return	24.93%	19.76%	30.26%	(5.82)%	20.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,088,870	$1,790,054	$1,608,682	$1,337,315	$1,549,446
Ratio of expenses to average net assets:
After waivers (f)	0.68%	0.69%	0.69%	0.70%	0.70%
Before waivers (f)	0.68%	0.69%	0.69%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.65%	1.10%	1.35%	1.25%	1.28%
Before waivers (f)	0.65%	1.10%	1.35%	1.25%	1.28%
Portfolio turnover rate^	3%	4%	3%	3%	3%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	(2.09)%	2.34%	1.74%
Portfolio – Class IB Shares	(2.08)	2.34	1.74
Portfolio – Class K Shares	(1.86)	2.59	2.00
Bloomberg U.S. Intermediate Government/Credit Bond Index	(1.44)	2.91	2.38

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.08)% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Bloomberg U.S. Intermediate Government/Credit Bond Index, which returned (1.44)% over the same period.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	4.47
Weighted Average Coupon (%)	2.20
Weighted Average Effective Duration (Years)*	4.19
Weighted Average Rating**	AA3

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser.A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Portfolio Highlights

Asset Class Overview

Though the first quarter of 2021 started off on shaky ground with a runoff election in Georgia, a second impeachment trial, and deadly capitol riots, by February the overall outlook for the year turned widely optimistic. The release of multiple effective vaccines and the passing of a $1.9 trillion stimulus package boosted investor sentiment, and risk assets surged along with treasury yields. As the year progressed, inflation became a larger and larger concern, especially as base effects took hold, pushing up the headline year over year rate due to sharp price declines at the start of the pandemic. The Federal Reserve also became noticeably more hawkish by year end. At its December meeting, after months of vague and non-committal language around the future of quantitative easing, the Federal Reserve announced plans to double the pace of its previously announced tapering plan. Bond markets were fairly volatile throughout the year, and most U.S. indices ended in the red, save for U.S. high yield corporates.

Portfolio Highlights

As this is an indexed Portfolio, primary factors that affected markets also affected the Portfolio’s performance. The main macroeconomic factors that contributed to Portfolio performance included the increase in Treasury yields, concerns around inflation and the Delta/Omicron variants, as well as the Federal Reserve’s announcement of its tapering program and rate hiking schedule in 2022. Corporate bond spreads were volatile throughout the year, as investment grade bonds, especially, are sensitive to treasury movements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	50.1%
Financials	13.0
Exchange Traded Funds	8.2
U.S. Government Agency Securities	3.0
Information Technology	3.0
Supranational	2.9
Health Care	2.8
Foreign Government Securities	2.4
Industrials	2.1
Utilities	2.1
Energy	2.0
Communication Services	1.8
Consumer Staples	1.7
Real Estate	1.6
Consumer Discretionary	1.6
Repurchase Agreements	1.0
Materials	0.7
Investment Companies	0.6
Municipal Bonds	0.1
Asset-Backed Securities	0.1
Cash and Other	(0.8)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$991.40	$3.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class IB
Actual	1,000.00	991.50	3.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class K
Actual	1,000.00	991.80	2.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.65%, 0.65% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (0.1%)
American Airlines Pass-Through Trust,
Series 2017-2 AA 3.350%, 10/15/29	$283,700	$285,883
Delta Air Lines Pass-Through Trust, Series 2019-1 AA 3.204%, 4/25/24	150,000	154,120
Series 2020-1 AA 2.000%, 6/10/28	455,155	443,841
United Airlines Pass-Through Trust, Series 2020-1 A 5.875%, 10/15/27	4,331,324	4,731,379
Series 2020-1 B 4.875%, 1/15/26	107,760	111,808

Total Asset-Backed Securities		5,727,031

Corporate Bonds (32.4%)
Communication Services (1.8%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc.
4.050%, 12/15/23 (e)	1,250,000	1,320,046
4.450%, 4/1/24	1,500,000	1,601,286
3.800%, 2/15/27	1,000,000	1,089,640
4.250%, 3/1/27	1,000,000	1,112,174
2.300%, 6/1/27	500,000	508,293
1.650%, 2/1/28	185,000	181,085
4.100%, 2/15/28	453,000	502,532
4.350%, 3/1/29	1,665,000	1,872,880
4.300%, 2/15/30	8,159,000	9,210,933
Bell Canada (The)
Series US-3 0.750%, 3/17/24	750,000	742,246
British Telecommunications plc
4.500%, 12/4/23	500,000	528,414
5.125%, 12/4/28	500,000	567,652
9.625%, 12/15/30 (e)	2,000,000	2,942,500
Deutsche Telekom International Finance BV
8.750%, 6/15/30 (e)	2,500,000	3,633,650
Telefonica Emisiones SA
4.103%, 3/8/27	440,000	483,135
TELUS Corp.
2.800%, 2/16/27	400,000	415,941
Verizon Communications, Inc.
0.750%, 3/22/24	490,000	487,993
0.850%, 11/20/25	1,300,000	1,268,714
1.450%, 3/20/26	790,000	786,417
3.000%, 3/22/27	375,000	393,885
2.100%, 3/22/28	750,000	751,025
4.329%, 9/21/28	9,238,000	10,503,571
3.875%, 2/8/29	140,000	154,751
4.016%, 12/3/29	1,500,000	1,678,686
3.150%, 3/22/30	375,000	396,596
1.500%, 9/18/30	600,000	561,503
1.680%, 10/30/30	1,957,000	1,857,870
2.550%, 3/21/31	2,220,000	2,227,446

		47,780,864

Entertainment (0.2%)
Activision Blizzard, Inc.
3.400%, 9/15/26	600,000	641,702
3.400%, 6/15/27	310,000	331,991
1.350%, 9/15/30	180,000	166,211
Electronic Arts, Inc.
4.800%, 3/1/26	600,000	669,300
1.850%, 2/15/31	295,000	282,536
Tencent Music Entertainment Group
1.375%, 9/3/25	200,000	194,240
2.000%, 9/3/30	215,000	201,401
TWDC Enterprises 18 Corp.
3.150%, 9/17/25	500,000	530,058
1.850%, 7/30/26	465,000	469,368
2.950%, 6/15/27 (x)	1,000,000	1,061,094
Walt Disney Co. (The)
1.750%, 8/30/24	750,000	760,297
3.700%, 10/15/25	1,040,000	1,123,933
1.750%, 1/13/26	1,070,000	1,078,170
3.375%, 11/15/26	300,000	323,651
2.200%, 1/13/28	700,000	713,925
2.000%, 9/1/29	500,000	496,806
2.650%, 1/13/31	2,500,000	2,590,726

		11,635,409

Interactive Media & Services (0.1%)
Alphabet, Inc.
3.375%, 2/25/24	500,000	526,329
0.450%, 8/15/25	435,000	424,130
1.998%, 8/15/26	2,000,000	2,055,887
0.800%, 8/15/27 (x)	1,000,000	960,735
1.100%, 8/15/30	650,000	612,643
Baidu, Inc.
4.125%, 6/30/25	695,000	747,869
1.720%, 4/9/26	200,000	196,964
1.625%, 2/23/27	290,000	281,752
4.375%, 3/29/28	290,000	320,685
4.875%, 11/14/28	315,000	359,242
2.375%, 10/9/30	200,000	194,606
2.375%, 8/23/31 (x)	500,000	482,810
Weibo Corp.
3.375%, 7/8/30	500,000	493,219

		7,656,871

Media (0.5%)
Charter Communications Operating LLC
4.908%, 7/23/25	4,850,000	5,321,857
2.250%, 1/15/29	585,000	567,450
Comcast Corp.
3.700%, 4/15/24	1,110,000	1,179,802
3.950%, 10/15/25	1,750,000	1,913,334
3.150%, 3/1/26	2,000,000	2,130,461
4.150%, 10/15/28	5,025,000	5,708,280
3.400%, 4/1/30	2,500,000	2,723,994
Discovery Communications LLC
2.950%, 3/20/23	460,000	469,760
3.900%, 11/15/24	800,000	849,905
3.950%, 6/15/25	500,000	537,400
4.900%, 3/11/26 (x)	500,000	557,878
4.125%, 5/15/29	455,000	502,402
3.625%, 5/15/30 (x)	1,310,000	1,397,964

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Fox Corp.
4.030%, 1/25/24	$575,000	$607,455
4.709%, 1/25/29	730,000	834,466
3.500%, 4/8/30	2,000,000	2,149,112
Interpublic Group of Cos., Inc. (The)
4.650%, 10/1/28	250,000	286,286
2.400%, 3/1/31	1,750,000	1,744,612
Omnicom Group, Inc.
3.650%, 11/1/24	750,000	793,487
ViacomCBS, Inc.
3.375%, 2/15/28	570,000	605,173

		30,881,078

Wireless Telecommunication Services (0.3%)
America Movil SAB de CV
3.625%, 4/22/29	500,000	539,781
2.875%, 5/7/30	1,450,000	1,499,209
Rogers Communications, Inc.
3.000%, 3/15/23	750,000	762,446
3.625%, 12/15/25	500,000	532,224
2.900%, 11/15/26	500,000	523,595
T-Mobile USA, Inc.
3.500%, 4/15/25	2,500,000	2,650,242
1.500%, 2/15/26	1,000,000	985,000
3.750%, 4/15/27	2,500,000	2,706,000
2.050%, 2/15/28	700,000	693,455
2.400%, 3/15/29§	340,000	343,482
3.875%, 4/15/30	3,000,000	3,275,910
Vodafone Group plc
4.125%, 5/30/25	500,000	540,636
4.375%, 5/30/28	4,375,000	4,917,409

		19,969,389

Total Communication Services		117,923,611

Consumer Discretionary (1.6%)
Auto Components (0.1%)
Aptiv plc
4.350%, 3/15/29	105,000	119,050
BorgWarner, Inc.
3.375%, 3/15/25	800,000	844,559
2.650%, 7/1/27 (x)	300,000	308,918
Lear Corp.
4.250%, 5/15/29	125,000	137,822
Magna International, Inc.
3.625%, 6/15/24	1,200,000	1,265,958
4.150%, 10/1/25	250,000	271,405
2.450%, 6/15/30	300,000	304,065

		3,251,777

Automobiles (0.1%)
General Motors Co.
5.400%, 10/2/23	135,000	144,387
6.125%, 10/1/25	750,000	861,233
6.800%, 10/1/27	405,000	497,275
5.000%, 10/1/28	750,000	857,458
Harley-Davidson, Inc.
3.500%, 7/28/25	400,000	420,904
Toyota Motor Corp.
0.681%, 3/25/24 (x)	600,000	594,396
2.358%, 7/2/24	250,000	257,238
1.339%, 3/25/26	600,000	594,644
3.669%, 7/20/28	355,000	393,602
2.760%, 7/2/29	250,000	261,776
2.362%, 3/25/31	600,000	613,390

		5,496,303

Distributors (0.0%)
Genuine Parts Co.
1.875%, 11/1/30	285,000	267,166

Diversified Consumer Services (0.0%)
Leland Stanford Junior University (The)
1.289%, 6/1/27	35,000	34,567
Yale University
Series 2020 0.873%, 4/15/25	500,000	494,946
1.482%, 4/15/30	500,000	488,268

		1,017,781

Hotels, Restaurants & Leisure (0.5%)
Booking Holdings, Inc.
2.750%, 3/15/23	650,000	663,719
3.650%, 3/15/25	600,000	637,824
3.600%, 6/1/26	500,000	539,492
4.625%, 4/13/30	1,500,000	1,747,296
Expedia Group, Inc.
3.600%, 12/15/23	685,000	710,292
4.625%, 8/1/27	840,000	936,118
3.250%, 2/15/30	1,500,000	1,530,534
2.950%, 3/15/31	185,000	184,729
Hyatt Hotels Corp.
1.300%, 10/1/23	165,000	164,626
1.800%, 10/1/24	235,000	234,946
4.850%, 3/15/26	250,000	272,266
4.375%, 9/15/28	950,000	1,022,704
Las Vegas Sands Corp.
3.200%, 8/8/24	435,000	442,823
2.900%, 6/25/25	935,000	932,604
3.500%, 8/18/26	415,000	423,108
3.900%, 8/8/29 (x)	415,000	417,959
Marriott International, Inc.
3.600%, 4/15/24	350,000	365,926
Series AA 4.650%, 12/1/28	500,000	560,419
Series FF 4.625%, 6/15/30	725,000	818,042
Series R 3.125%, 6/15/26	500,000	520,943
Series X 4.000%, 4/15/28	500,000	540,054
Series Z 4.150%, 12/1/23	500,000	523,100
McDonald’s Corp.
3.350%, 4/1/23	735,000	756,441
3.250%, 6/10/24	1,000,000	1,051,206
3.375%, 5/26/25	750,000	795,462
1.450%, 9/1/25	200,000	201,891
3.700%, 1/30/26	1,500,000	1,621,256
3.500%, 3/1/27	775,000	837,109
3.800%, 4/1/28	1,100,000	1,208,548
2.625%, 9/1/29	290,000	298,624
2.125%, 3/1/30	220,000	219,457

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Sands China Ltd.
5.125%, 8/8/25	$500,000	$521,710
3.800%, 1/8/26	475,000	475,641
2.300%, 3/8/27§	315,000	296,494
5.400%, 8/8/28	620,000	660,926
2.850%, 3/8/29§	430,000	403,211
4.375%, 6/18/30 (x)	585,000	595,998
3.250%, 8/8/31§	345,000	321,847
Starbucks Corp.
3.100%, 3/1/23	750,000	767,875
3.850%, 10/1/23	850,000	886,011
3.800%, 8/15/25	700,000	757,184
2.450%, 6/15/26	500,000	517,806
2.000%, 3/12/27	350,000	352,540
3.500%, 3/1/28	750,000	812,922
4.000%, 11/15/28	800,000	895,085
2.250%, 3/12/30	350,000	349,007

		29,793,775

Household Durables (0.1%)
DR Horton, Inc.
2.500%, 10/15/24	1,250,000	1,288,381
2.600%, 10/15/25	350,000	361,519
1.300%, 10/15/26	275,000	267,883
1.400%, 10/15/27	750,000	722,032
Leggett & Platt, Inc.
3.800%, 11/15/24	300,000	314,258
3.500%, 11/15/27	500,000	531,757
4.400%, 3/15/29	350,000	394,833
Mohawk Industries, Inc.
3.850%, 2/1/23	1,200,000	1,229,620
3.625%, 5/15/30	350,000	374,557
NVR, Inc.
3.000%, 5/15/30	1,320,000	1,367,978
PulteGroup, Inc.
5.000%, 1/15/27 (x)	1,000,000	1,138,203
Whirlpool Corp.
3.700%, 5/1/25	500,000	532,721
4.750%, 2/26/29	150,000	173,224

		8,696,966

Internet & Direct Marketing Retail (0.3%)
Alibaba Group Holding Ltd.
2.800%, 6/6/23	535,000	546,599
3.400%, 12/6/27	1,780,000	1,882,172
2.125%, 2/9/31 (x)	490,000	473,413
Amazon.com, Inc.
2.400%, 2/22/23	680,000	691,578
0.250%, 5/12/23	450,000	446,975
0.400%, 6/3/23	400,000	398,583
0.450%, 5/12/24	580,000	573,324
2.800%, 8/22/24	375,000	391,838
0.800%, 6/3/25	500,000	492,205
5.200%, 12/3/25	500,000	569,786
1.000%, 5/12/26	1,300,000	1,281,264
1.200%, 6/3/27	340,000	331,501
3.150%, 8/22/27	4,000,000	4,322,386
1.650%, 5/12/28	1,200,000	1,193,623
1.500%, 6/3/30	625,000	603,838
2.100%, 5/12/31	1,400,000	1,414,104
eBay, Inc.
2.750%, 1/30/23	500,000	509,719
1.900%, 3/11/25	525,000	530,898
1.400%, 5/10/26	1,000,000	984,912
3.600%, 6/5/27	750,000	812,705
2.700%, 3/11/30	700,000	715,334
2.600%, 5/10/31	1,000,000	1,011,428
JD.com, Inc.
3.875%, 4/29/26	500,000	534,000
3.375%, 1/14/30	320,000	333,920

		21,046,105

Leisure Products (0.0%)
Hasbro, Inc.
3.000%, 11/19/24	350,000	363,989
3.550%, 11/19/26	250,000	268,285
3.500%, 9/15/27	290,000	311,599
3.900%, 11/19/29	500,000	551,026

		1,494,899

Multiline Retail (0.1%)
Dollar General Corp.
3.250%, 4/15/23	1,150,000	1,177,157
4.150%, 11/1/25	125,000	135,724
3.875%, 4/15/27	500,000	546,710
Dollar Tree, Inc.
4.000%, 5/15/25	2,000,000	2,145,921
2.650%, 12/1/31	500,000	501,216
Target Corp.
2.500%, 4/15/26	2,000,000	2,093,530
3.375%, 4/15/29	750,000	825,347

		7,425,605

Specialty Retail (0.3%)
Advance Auto Parts, Inc.
1.750%, 10/1/27	75,000	72,840
AutoNation, Inc.
3.500%, 11/15/24	400,000	419,909
4.500%, 10/1/25	215,000	233,283
3.800%, 11/15/27	500,000	536,072
1.950%, 8/1/28	225,000	219,357
2.400%, 8/1/31	150,000	145,137
AutoZone, Inc.
3.125%, 4/18/24	500,000	520,858
3.250%, 4/15/25	333,000	350,261
3.125%, 4/21/26	125,000	131,849
3.750%, 4/18/29	500,000	547,615
Best Buy Co., Inc.
4.450%, 10/1/28	1,000,000	1,144,003
1.950%, 10/1/30	375,000	360,091
Home Depot, Inc. (The)
2.700%, 4/1/23	800,000	815,928
3.750%, 2/15/24	1,000,000	1,051,003
3.350%, 9/15/25	490,000	522,081
3.000%, 4/1/26	750,000	797,164
2.125%, 9/15/26	625,000	642,343
2.800%, 9/14/27	750,000	795,217
0.900%, 3/15/28	700,000	660,675
3.900%, 12/6/28	290,000	327,196
2.950%, 6/15/29	455,000	484,537

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Lowe’s Cos., Inc.
3.125%, 9/15/24	$500,000	$523,671
3.375%, 9/15/25	510,000	544,173
2.500%, 4/15/26	750,000	778,405
3.100%, 5/3/27	750,000	797,963
1.300%, 4/15/28	655,000	627,759
1.700%, 9/15/28	250,000	243,351
3.650%, 4/5/29	680,000	745,610
1.700%, 10/15/30	655,000	622,497
2.625%, 4/1/31	1,750,000	1,787,653
O’Reilly Automotive, Inc.
3.850%, 6/15/23	250,000	258,090
3.550%, 3/15/26	500,000	534,418
4.350%, 6/1/28	800,000	901,608
Ross Stores, Inc.
0.875%, 4/15/26 (x)	1,400,000	1,354,876
TJX Cos., Inc. (The)
2.500%, 5/15/23	450,000	458,126
2.250%, 9/15/26	500,000	514,087
1.150%, 5/15/28	300,000	286,501
Tractor Supply Co.
1.750%, 11/1/30	280,000	263,075

		22,019,282

Textiles, Apparel & Luxury Goods (0.1%)
NIKE, Inc.
2.250%, 5/1/23	450,000	457,545
2.375%, 11/1/26	1,000,000	1,043,711
2.850%, 3/27/30	1,000,000	1,061,041
PVH Corp.
4.625%, 7/10/25	145,000	158,085
Ralph Lauren Corp.
3.750%, 9/15/25	350,000	374,634
2.950%, 6/15/30	130,000	135,018
VF Corp.
2.950%, 4/23/30	2,000,000	2,075,940

		5,305,974

Total Consumer Discretionary		105,815,633

Consumer Staples (1.7%)
Beverages (0.5%)
Anheuser-Busch InBev Worldwide, Inc.
4.000%, 4/13/28	1,345,000	1,494,711
4.750%, 1/23/29	3,470,000	4,046,151
Brown-Forman Corp.
3.500%, 4/15/25	210,000	223,338
Coca-Cola Co. (The)
1.750%, 9/6/24	750,000	763,855
2.900%, 5/25/27	500,000	532,292
1.450%, 6/1/27 (x)	300,000	298,345
1.500%, 3/5/28	730,000	720,041
1.000%, 3/15/28	440,000	421,099
2.125%, 9/6/29	750,000	762,093
1.650%, 6/1/30	2,010,000	1,946,965
2.000%, 3/5/31	835,000	830,963
Coca-Cola Consolidated, Inc.
3.800%, 11/25/25	250,000	268,483
Coca-Cola Femsa SAB de CV
2.750%, 1/22/30	1,295,000	1,322,357
Constellation Brands, Inc.
3.200%, 2/15/23	1,000,000	1,023,182
4.400%, 11/15/25	335,000	367,557
3.700%, 12/6/26	750,000	810,160
3.500%, 5/9/27	300,000	321,885
4.650%, 11/15/28	310,000	353,481
3.150%, 8/1/29	750,000	785,634
2.250%, 8/1/31	475,000	463,431
Diageo Capital plc
3.500%, 9/18/23	465,000	483,849
2.125%, 10/24/24	500,000	511,442
1.375%, 9/29/25	245,000	243,361
3.875%, 5/18/28	400,000	446,977
2.375%, 10/24/29	410,000	418,473
2.000%, 4/29/30	245,000	241,533
Fomento Economico Mexicano SAB de CV
2.875%, 5/10/23	150,000	153,356
Keurig Dr Pepper, Inc.
4.057%, 5/25/23	378,000	393,375
3.130%, 12/15/23	500,000	518,598
0.750%, 3/15/24	250,000	248,040
4.417%, 5/25/25	1,100,000	1,197,460
2.550%, 9/15/26	200,000	205,955
4.597%, 5/25/28	1,000,000	1,137,130
2.250%, 3/15/31 (x)	210,000	207,445
Molson Coors Beverage Co.
3.000%, 7/15/26	680,000	712,057
PepsiCo, Inc.
2.750%, 3/1/23	1,000,000	1,022,760
0.750%, 5/1/23	285,000	285,180
0.400%, 10/7/23 (x)	265,000	263,327
3.600%, 3/1/24	1,000,000	1,050,641
2.250%, 3/19/25	350,000	361,150
3.500%, 7/17/25	750,000	802,718
2.850%, 2/24/26	300,000	316,549
2.375%, 10/6/26	670,000	697,592
2.625%, 3/19/27	350,000	366,651
3.000%, 10/15/27	750,000	803,389
2.625%, 7/29/29	375,000	394,601
2.750%, 3/19/30	350,000	369,541
1.625%, 5/1/30	190,000	184,874
1.950%, 10/21/31	3,130,000	3,122,193

		34,916,240

Food & Staples Retailing (0.3%)
Costco Wholesale Corp.
3.000%, 5/18/27	2,500,000	2,674,277
Kroger Co. (The)
3.850%, 8/1/23	50,000	51,944
4.000%, 2/1/24	190,000	199,781
2.650%, 10/15/26	600,000	622,677
4.500%, 1/15/29	350,000	402,645
1.700%, 1/15/31	625,000	593,689
Sysco Corp.
2.400%, 2/15/30	115,000	115,263
5.950%, 4/1/30	2,000,000	2,497,344
2.450%, 12/14/31	180,000	180,489
Walgreens Boots Alliance, Inc.
0.950%, 11/17/23	500,000	496,835
3.450%, 6/1/26	1,500,000	1,596,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Walmart, Inc.
2.550%, 4/11/23	$1,650,000	$1,680,751
3.400%, 6/26/23	1,750,000	1,817,398
3.300%, 4/22/24	2,000,000	2,091,570
2.850%, 7/8/24	585,000	612,233
2.650%, 12/15/24 (x)	975,000	1,021,953
3.550%, 6/26/25	1,200,000	1,290,150
3.050%, 7/8/26	415,000	443,410
1.050%, 9/17/26	500,000	493,907
1.500%, 9/22/28	475,000	470,544
2.375%, 9/24/29	19,000	19,753
1.800%, 9/22/31	210,000	207,259

		19,580,372

Food Products (0.5%)
Archer-Daniels-Midland Co.
2.500%, 8/11/26	500,000	520,178
Bunge Ltd. Finance Corp.
4.350%, 3/15/24	750,000	796,131
1.630%, 8/17/25	500,000	497,762
3.250%, 8/15/26	215,000	226,381
3.750%, 9/25/27	225,000	244,130
2.750%, 5/14/31	750,000	759,196
Campbell Soup Co.
3.650%, 3/15/23	286,000	294,477
3.950%, 3/15/25	750,000	801,291
3.300%, 3/19/25	450,000	471,126
4.150%, 3/15/28	1,000,000	1,107,676
Conagra Brands, Inc.
3.200%, 1/25/23	941,000	958,228
0.500%, 8/11/23	300,000	297,422
4.300%, 5/1/24	300,000	318,878
4.600%, 11/1/25	535,000	587,447
4.850%, 11/1/28	885,000	1,019,178
Flowers Foods, Inc.
3.500%, 10/1/26	535,000	572,210
2.400%, 3/15/31 (x)	160,000	158,326
General Mills, Inc.
3.700%, 10/17/23	480,000	501,392
4.000%, 4/17/25	500,000	536,561
4.200%, 4/17/28	375,000	418,794
2.250%, 10/14/31	875,000	864,512
Hershey Co. (The)
3.375%, 5/15/23	475,000	491,102
2.050%, 11/15/24 (x)	200,000	204,429
0.900%, 6/1/25	215,000	211,857
3.200%, 8/21/25 (x)	300,000	319,450
2.300%, 8/15/26	500,000	516,840
2.450%, 11/15/29	200,000	207,467
1.700%, 6/1/30	390,000	381,310
Hormel Foods Corp.
0.650%, 6/3/24	260,000	257,392
1.700%, 6/3/28	535,000	531,963
1.800%, 6/11/30	415,000	407,061
Ingredion, Inc.
3.200%, 10/1/26	200,000	212,136
J M Smucker Co. (The)
3.500%, 3/15/25	720,000	765,755
3.375%, 12/15/27	850,000	912,742
2.375%, 3/15/30	185,000	185,493
Kellogg Co.
2.650%, 12/1/23	917,000	942,322
3.400%, 11/15/27	650,000	697,811
4.300%, 5/15/28	500,000	561,952
McCormick & Co., Inc.
3.150%, 8/15/24	500,000	522,196
0.900%, 2/15/26 (x)	235,000	226,675
3.400%, 8/15/27	750,000	806,799
1.850%, 2/15/31	165,000	157,766
Mead Johnson Nutrition Co.
4.125%, 11/15/25	610,000	664,595
Mondelez International, Inc.
1.500%, 5/4/25	290,000	289,641
2.750%, 4/13/30	2,835,000	2,933,702
Tyson Foods, Inc.
3.900%, 9/28/23	280,000	292,636
4.000%, 3/1/26	250,000	271,238
3.550%, 6/2/27	975,000	1,047,871
4.350%, 3/1/29	325,000	367,858
Unilever Capital Corp.
3.125%, 3/22/23	750,000	769,496
0.375%, 9/14/23	115,000	114,098
3.250%, 3/7/24	585,000	612,824
2.600%, 5/5/24	930,000	962,500
0.626%, 8/12/24	240,000	236,777
3.375%, 3/22/25	500,000	532,548
3.100%, 7/30/25	300,000	317,985
2.000%, 7/28/26	250,000	255,015
3.500%, 3/22/28	1,000,000	1,096,071
2.125%, 9/6/29	500,000	503,317
1.375%, 9/14/30	210,000	198,794
1.750%, 8/12/31	345,000	334,015

		33,272,795

Household Products (0.1%)
Church & Dwight Co., Inc.
2.300%, 12/15/31	210,000	211,243
Clorox Co. (The)
3.500%, 12/15/24	500,000	531,163
3.100%, 10/1/27	500,000	529,860
3.900%, 5/15/28	500,000	559,059
1.800%, 5/15/30	140,000	135,658
Colgate-Palmolive Co.
3.250%, 3/15/24	500,000	524,839
Kimberly-Clark Corp.
3.050%, 8/15/25	300,000	317,949
2.750%, 2/15/26	250,000	263,055
1.050%, 9/15/27	250,000	241,502
3.950%, 11/1/28	375,000	423,839
3.200%, 4/25/29	750,000	809,072
2.000%, 11/2/31 (x)	750,000	745,886
Procter & Gamble Co. (The)
0.550%, 10/29/25	500,000	487,021
1.000%, 4/23/26	350,000	345,648
2.450%, 11/3/26	500,000	522,573
2.850%, 8/11/27	1,000,000	1,067,942
1.200%, 10/29/30 (x)	500,000	473,347
1.950%, 4/23/31	1,000,000	1,006,884

		9,196,540

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Personal Products (0.0%)
Estee Lauder Cos., Inc. (The)
2.000%, 12/1/24	$150,000	$153,589
3.150%, 3/15/27	500,000	535,047
1.950%, 3/15/31	585,000	577,785

		1,266,421

Tobacco (0.3%)
Altria Group, Inc.
2.350%, 5/6/25	385,000	393,973
4.400%, 2/14/26	195,000	214,082
2.625%, 9/16/26	430,000	442,492
3.400%, 5/6/30	2,240,000	2,299,392
BAT Capital Corp.
2.789%, 9/6/24	525,000	541,079
3.215%, 9/6/26	750,000	780,938
3.557%, 8/15/27	1,250,000	1,310,305
2.259%, 3/25/28	350,000	340,732
3.462%, 9/6/29	750,000	776,641
4.906%, 4/2/30	1,500,000	1,682,831
BAT International Finance plc
1.668%, 3/25/26	350,000	343,049
Philip Morris International, Inc.
1.125%, 5/1/23	150,000	150,677
2.125%, 5/10/23	625,000	633,903
3.600%, 11/15/23	600,000	629,184
2.875%, 5/1/24	500,000	519,517
3.250%, 11/10/24	500,000	528,839
1.500%, 5/1/25	205,000	205,206
3.375%, 8/11/25	250,000	265,458
0.875%, 5/1/26	300,000	289,389
3.125%, 8/17/27	1,000,000	1,063,413
2.100%, 5/1/30	120,000	117,770
1.750%, 11/1/30	300,000	285,509
Reynolds American, Inc.
4.850%, 9/15/23	1,500,000	1,591,110
4.450%, 6/12/25	2,035,000	2,197,207

		17,602,696

Total Consumer Staples		115,835,064

Energy (2.0%)
Energy Equipment & Services (0.1%)
Baker Hughes Holdings LLC
2.773%, 12/15/22	1,000,000	1,018,679
1.231%, 12/15/23	205,000	205,952
2.061%, 12/15/26	500,000	504,814
3.337%, 12/15/27	1,250,000	1,333,202
3.138%, 11/7/29	215,000	226,901
4.486%, 5/1/30	145,000	166,190
Halliburton Co.
3.500%, 8/1/23	43,000	44,387
3.800%, 11/15/25	96,000	103,360
2.920%, 3/1/30 (x)	2,000,000	2,064,585
Helmerich & Payne, Inc.
2.900%, 9/29/31§	105,000	103,522
Schlumberger Finance Canada Ltd.
1.400%, 9/17/25	125,000	124,336
Schlumberger Investment SA
2.650%, 6/26/30	1,350,000	1,381,377

		7,277,305

Oil, Gas & Consumable Fuels (1.9%)
Boardwalk Pipelines LP
4.950%, 12/15/24	500,000	540,373
5.950%, 6/1/26	250,000	286,549
4.800%, 5/3/29	415,000	464,917
BP Capital Markets America, Inc.
3.790%, 2/6/24	415,000	437,449
3.410%, 2/11/26	750,000	802,536
3.119%, 5/4/26	500,000	526,700
4.234%, 11/6/28	1,250,000	1,409,406
1.749%, 8/10/30	3,300,000	3,174,369
BP Capital Markets plc
3.994%, 9/26/23	500,000	525,555
3.535%, 11/4/24	1,150,000	1,221,357
3.279%, 9/19/27	3,250,000	3,490,413
Canadian Natural Resources Ltd.
2.950%, 1/15/23	1,425,000	1,450,973
3.800%, 4/15/24	64,000	67,042
2.050%, 7/15/25	350,000	352,235
3.850%, 6/1/27	1,300,000	1,396,315
2.950%, 7/15/30	350,000	356,511
Cheniere Corpus Christi Holdings LLC
5.125%, 6/30/27	2,500,000	2,822,750
Chevron Corp.
1.141%, 5/11/23	95,000	95,535
2.954%, 5/16/26	1,500,000	1,586,880
1.995%, 5/11/27	250,000	253,049
2.236%, 5/11/30	1,325,000	1,343,512
Chevron USA, Inc.
0.426%, 8/11/23	230,000	229,063
0.687%, 8/12/25	665,000	650,040
1.018%, 8/12/27	310,000	299,259
CNOOC Finance 2013 Ltd.
3.000%, 5/9/23	1,800,000	1,841,962
2.875%, 9/30/29	600,000	617,550
CNOOC Finance 2014 ULC
4.250%, 4/30/24	1,100,000	1,166,550
CNOOC Finance 2015 USA LLC
3.750%, 5/2/23	200,000	206,225
3.500%, 5/5/25	1,600,000	1,684,300
4.375%, 5/2/28	200,000	223,225
Columbia Pipeline Group, Inc.
4.500%, 6/1/25	400,000	435,746
ConocoPhillips
3.750%, 10/1/27§	750,000	818,837
ConocoPhillips Co.
4.950%, 3/15/26	750,000	847,641
Coterra Energy, Inc.
4.375%, 6/1/24§	1,000,000	1,056,527
4.375%, 3/15/29§	350,000	390,813
Devon Energy Corp.
5.850%, 12/15/25	500,000	571,588
Diamondback Energy, Inc.
2.875%, 12/1/24	935,000	969,982
4.750%, 5/31/25	335,000	366,394
3.250%, 12/1/26	765,000	806,707
Enable Midstream Partners LP
3.900%, 5/15/24 (e)	750,000	783,053
4.950%, 5/15/28	300,000	333,555
4.150%, 9/15/29	750,000	804,691

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Enbridge, Inc.
0.550%, 10/4/23	$200,000	$198,229
3.500%, 6/10/24	1,000,000	1,045,296
2.500%, 1/15/25	350,000	360,075
1.600%, 10/4/26	270,000	266,359
4.250%, 12/1/26	500,000	549,619
3.700%, 7/15/27	1,250,000	1,350,273
3.125%, 11/15/29	750,000	786,141
Energy Transfer LP
3.450%, 1/15/23	750,000	763,302
4.200%, 9/15/23	250,000	261,368
4.500%, 4/15/24	250,000	265,160
2.900%, 5/15/25	770,000	794,175
5.950%, 12/1/25	250,000	284,123
4.750%, 1/15/26	1,250,000	1,362,300
3.900%, 7/15/26	500,000	537,349
4.950%, 6/15/28	375,000	421,540
5.250%, 4/15/29	1,000,000	1,147,255
Enterprise Products Operating LLC
3.350%, 3/15/23	1,356,000	1,388,929
3.750%, 2/15/25	1,415,000	1,504,872
4.150%, 10/16/28	600,000	672,466
3.125%, 7/31/29	750,000	795,637
2.800%, 1/31/30	755,000	785,249
(ICE LIBOR USD 3 Month + 2.57%), 5.375%, 2/15/78 (k)	500,000	502,216
Series E
(ICE LIBOR USD 3 Month + 3.03%), 5.250%, 8/16/77 (k)	750,000	763,153
EOG Resources, Inc.
3.150%, 4/1/25	2,000,000	2,101,713
4.150%, 1/15/26	500,000	546,446
Equinor ASA
2.450%, 1/17/23	500,000	507,755
2.650%, 1/15/24	500,000	515,754
3.700%, 3/1/24	1,000,000	1,054,260
3.250%, 11/10/24	600,000	631,468
1.750%, 1/22/26	415,000	418,374
3.625%, 9/10/28	600,000	660,182
2.375%, 5/22/30	375,000	380,760
Exxon Mobil Corp.
2.726%, 3/1/23	1,680,000	1,714,387
2.709%, 3/6/25	1,000,000	1,040,947
3.043%, 3/1/26	2,025,000	2,142,547
2.275%, 8/16/26	500,000	515,574
2.440%, 8/16/29	750,000	767,425
3.482%, 3/19/30	5,000,000	5,477,856
HollyFrontier Corp.
2.625%, 10/1/23	340,000	346,535
5.875%, 4/1/26	250,000	280,066
Kinder Morgan Energy Partners LP
3.450%, 2/15/23	500,000	511,159
3.500%, 9/1/23	100,000	103,271
4.250%, 9/1/24	750,000	798,663
Kinder Morgan, Inc.
3.150%, 1/15/23	750,000	765,295
1.750%, 11/15/26 (x)	1,715,000	1,708,785
4.300%, 3/1/28	1,250,000	1,388,982
Magellan Midstream Partners LP
5.000%, 3/1/26	250,000	279,280
3.250%, 6/1/30	250,000	262,856
Marathon Oil Corp.
4.400%, 7/15/27	750,000	822,903
Marathon Petroleum Corp.
4.700%, 5/1/25	1,000,000	1,091,472
5.125%, 12/15/26	2,000,000	2,271,418
3.800%, 4/1/28	300,000	322,649
MPLX LP
3.375%, 3/15/23	500,000	512,152
4.875%, 12/1/24	1,000,000	1,085,538
4.000%, 2/15/25	300,000	319,756
4.875%, 6/1/25	1,500,000	1,637,727
1.750%, 3/1/26	350,000	346,273
4.125%, 3/1/27	2,085,000	2,271,992
2.650%, 8/15/30	455,000	452,285
ONEOK Partners LP
5.000%, 9/15/23	1,000,000	1,052,404
ONEOK, Inc.
2.750%, 9/1/24	350,000	360,050
2.200%, 9/15/25	350,000	353,061
5.850%, 1/15/26	160,000	183,414
4.000%, 7/13/27	225,000	243,375
4.350%, 3/15/29	500,000	548,684
3.400%, 9/1/29	500,000	518,316
3.100%, 3/15/30	350,000	356,232
Phillips 66
0.900%, 2/15/24	250,000	247,498
3.850%, 4/9/25 (x)	500,000	533,173
1.300%, 2/15/26	140,000	136,919
3.900%, 3/15/28	500,000	542,259
Phillips 66 Partners LP
2.450%, 12/15/24	250,000	255,452
3.550%, 10/1/26	300,000	319,641
Pioneer Natural Resources Co.
0.550%, 5/15/23	165,000	164,682
0.750%, 1/15/24	270,000	266,836
1.125%, 1/15/26	350,000	340,214
1.900%, 8/15/30	1,000,000	948,662
2.150%, 1/15/31	260,000	251,085
Plains All American Pipeline LP
3.850%, 10/15/23	250,000	259,158
4.500%, 12/15/26	500,000	548,533
3.550%, 12/15/29	2,500,000	2,599,501
Sabine Pass Liquefaction LLC
5.625%, 3/1/25	1,215,000	1,348,779
5.000%, 3/15/27	3,000,000	3,370,254
4.500%, 5/15/30	1,225,000	1,382,288
Spectra Energy Partners LP
3.500%, 3/15/25	1,000,000	1,056,026
3.375%, 10/15/26	315,000	334,120
Suncor Energy, Inc.
2.800%, 5/15/23	325,000	332,314
3.100%, 5/15/25	190,000	198,402
TC PipeLines LP
3.900%, 5/25/27	200,000	218,911
TotalEnergies Capital International SA
2.700%, 1/25/23	1,187,000	1,209,679
3.750%, 4/10/24	2,000,000	2,119,830
2.434%, 1/10/25	500,000	516,371

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
3.455%, 2/19/29	$750,000	$816,349
TotalEnergies Capital SA
3.883%, 10/11/28	250,000	279,190
TransCanada PipeLines Ltd.
1.000%, 10/12/24	455,000	450,915
4.875%, 1/15/26	550,000	613,305
4.250%, 5/15/28	1,750,000	1,946,979
2.500%, 10/12/31	625,000	620,265
Transcontinental Gas Pipe Line Co. LLC
4.000%, 3/15/28	500,000	548,218
3.250%, 5/15/30	250,000	262,604
Valero Energy Corp.
2.850%, 4/15/25	750,000	778,435
3.400%, 9/15/26	350,000	373,089
2.150%, 9/15/27	750,000	749,670
4.350%, 6/1/28	350,000	385,088
4.000%, 4/1/29	765,000	831,124
Valero Energy Partners LP
4.375%, 12/15/26	111,000	122,304
4.500%, 3/15/28	500,000	553,253
Williams Cos., Inc. (The)
3.700%, 1/15/23	325,000	331,855
4.500%, 11/15/23	1,000,000	1,054,210
4.550%, 6/24/24	1,270,000	1,359,069
3.750%, 6/15/27	500,000	540,221
2.600%, 3/15/31	1,165,000	1,160,437

		127,460,428

Total Energy		134,737,733

Financials (13.0%)
Banks (7.6%)
Australia & New Zealand Banking Group Ltd.
3.700%, 11/16/25	1,000,000	1,083,926
Banco Bilbao Vizcaya Argentaria SA
0.875%, 9/18/23	800,000	796,534
1.125%, 9/18/25	800,000	782,188
Banco Santander SA
3.125%, 2/23/23	570,000	583,016
3.848%, 4/12/23	1,200,000	1,240,889
2.706%, 6/27/24	800,000	826,727
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 0.701%, 6/30/24 (k)	535,000	531,609
2.746%, 5/28/25	200,000	206,487
1.849%, 3/25/26	600,000	596,289
4.250%, 4/11/27	1,000,000	1,098,214
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.722%, 9/14/27 (k)	485,000	475,602
4.379%, 4/12/28	1,200,000	1,341,883
3.306%, 6/27/29	800,000	847,889
3.490%, 5/28/30	200,000	211,664
2.749%, 12/3/30	1,745,000	1,701,848
2.958%, 3/25/31	480,000	488,506
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.225%, 11/22/32 (k)	600,000	600,697
Bank of America Corp.
4.125%, 1/22/24	1,200,000	1,273,911
(ICE LIBOR USD 3 Month + 0.78%), 3.550%, 3/5/24 (k)	2,000,000	2,058,672
(SOFR + 1.46%), 1.486%, 5/19/24 (k)	750,000	754,832
4.200%, 8/26/24	625,000	667,900
(SOFR + 0.74%), 0.810%, 10/24/24 (k)	1,500,000	1,489,791
4.000%, 1/22/25	1,000,000	1,067,346
(ICE LIBOR USD 3 Month + 0.97%), 3.458%, 3/15/25 (k)	1,500,000	1,569,095
(SOFR + 0.69%), 0.976%, 4/22/25 (k)	1,500,000	1,491,427
3.875%, 8/1/25	2,000,000	2,167,048
(SOFR + 0.91%), 0.981%, 9/25/25 (k)	750,000	740,918
(ICE LIBOR USD 3 Month + 1.09%), 3.093%, 10/1/25 (k)	1,150,000	1,197,213
(ICE LIBOR USD 3 Month + 0.87%), 2.456%, 10/22/25 (k)	1,000,000	1,026,190
(SOFR + 0.65%), 1.530%, 12/6/25 (k)	2,500,000	2,505,947
(ICE LIBOR USD 3 Month + 0.81%), 3.366%, 1/23/26 (k)	4,750,000	4,987,607
(ICE LIBOR USD 3 Month + 0.64%), 2.015%, 2/13/26 (k)	1,000,000	1,012,589
4.450%, 3/3/26	655,000	720,636
(SOFR + 1.15%), 1.319%, 6/19/26 (k)	1,750,000	1,731,883
(SOFR + 1.01%), 1.197%, 10/24/26 (k)	1,500,000	1,470,604
(ICE LIBOR USD 3 Month + 1.06%), 3.559%, 4/23/27 (k)	1,500,000	1,602,608
(SOFR + 0.96%), 1.734%, 7/22/27 (k)	2,410,000	2,389,969
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)	1,000,000	1,082,720
(ICE LIBOR USD 3 Month + 1.51%), 3.705%, 4/24/28 (k)	1,500,000	1,626,625
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)	4,450,000	4,754,069
(ICE LIBOR USD 3 Month + 1.07%), 3.970%, 3/5/29 (k)	2,000,000	2,189,003
(SOFR + 1.06%), 2.087%, 6/14/29 (k)	2,150,000	2,134,682
(ICE LIBOR USD 3 Month + 1.31%), 4.271%, 7/23/29 (k)	2,250,000	2,509,898
(ICE LIBOR USD 3 Month + 1.18%), 3.194%, 7/23/30 (k)	1,300,000	1,368,329
(ICE LIBOR USD 3 Month + 0.99%), 2.496%, 2/13/31 (k)	3,500,000	3,499,835
(SOFR + 1.53%), 1.898%, 7/23/31 (k)	1,000,000	955,496
(SOFR + 1.37%), 1.922%, 10/24/31 (k)	1,500,000	1,433,212
(SOFR + 1.32%), 2.687%, 4/22/32 (k)	2,000,000	2,025,202
(SOFR + 1.22%), 2.299%, 7/21/32 (k)	1,500,000	1,472,947
(SOFR + 1.21%), 2.572%, 10/20/32 (k)	1,350,000	1,354,019
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.20%), 2.482%, 9/21/36 (k)	1,750,000	1,693,032

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Series L
3.950%, 4/21/25	$2,450,000	$2,624,056
Series N
(SOFR + 0.91%), 1.658%, 3/11/27 (k)	750,000	743,996
(SOFR + 1.22%), 2.651%, 3/11/32 (k)	500,000	505,423
Bank of Montreal
0.400%, 9/15/23	340,000	337,193
0.450%, 12/8/23	1,785,000	1,766,263
2.500%, 6/28/24	500,000	516,326
0.625%, 7/9/24	535,000	527,810
1.250%, 9/15/26	500,000	488,674
(SOFR + 0.60%), 0.949%, 1/22/27 (k)	1,200,000	1,163,126
Series E
3.300%, 2/5/24	1,000,000	1,046,206
Bank of Nova Scotia (The)
2.375%, 1/18/23	350,000	356,052
1.950%, 2/1/23	750,000	759,897
0.400%, 9/15/23	400,000	396,431
0.550%, 9/15/23	300,000	298,079
3.400%, 2/11/24	750,000	786,090
0.700%, 4/15/24	500,000	495,203
0.650%, 7/31/24	340,000	335,165
2.200%, 2/3/25	750,000	768,893
1.300%, 6/11/25	750,000	746,622
1.050%, 3/2/26	750,000	733,957
1.350%, 6/24/26 (x)	500,000	493,351
2.700%, 8/3/26	750,000	783,373
1.300%, 9/15/26 (x)	500,000	490,685
2.150%, 8/1/31	500,000	494,096
Series 2
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.61%), 3.625%, 10/27/81 (k)	2,250,000	2,167,279
BankUnited, Inc.
5.125%, 6/11/30	750,000	852,804
Barclays plc
3.684%, 1/10/23	560,000	560,250
(ICE LIBOR USD 3 Month + 1.36%), 4.338%, 5/16/24 (k)	1,000,000	1,040,662
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.007%, 12/10/24 (k)	385,000	381,966
3.650%, 3/16/25	1,750,000	1,850,840
(ICE LIBOR USD 3 Month + 1.61%), 3.932%, 5/7/25 (k)	750,000	789,758
4.375%, 1/12/26	1,500,000	1,636,194
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.279%, 11/24/27 (k)	735,000	736,227
(ICE LIBOR USD 3 Month + 1.90%), 4.972%, 5/16/29 (k)	1,000,000	1,143,549
(ICE LIBOR USD 3 Month + 3.05%), 5.088%, 6/20/30 (k)	2,000,000	2,263,331
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 2.667%, 3/10/32 (k)	1,000,000	990,005
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.894%, 11/24/32 (k)	675,000	678,228
BNP Paribas SA
3.250%, 3/3/23	650,000	668,699
4.250%, 10/15/24	1,000,000	1,074,040
Canadian Imperial Bank of Commerce
0.450%, 6/22/23	555,000	551,120
0.950%, 6/23/23	575,000	575,583
3.500%, 9/13/23	500,000	521,927
0.500%, 12/14/23	500,000	494,200
3.100%, 4/2/24	750,000	781,106
1.000%, 10/18/24 (x)	570,000	563,752
2.250%, 1/28/25	750,000	767,043
0.950%, 10/23/25	130,000	127,139
1.250%, 6/22/26	750,000	730,484
Citigroup, Inc.
3.500%, 5/15/23	1,000,000	1,034,012
(SOFR + 1.67%), 1.678%, 5/15/24 (k)	500,000	505,236
(ICE LIBOR USD 3 Month + 1.02%), 4.044%, 6/1/24 (k)	1,150,000	1,198,125
3.750%, 6/16/24	500,000	530,746
4.000%, 8/5/24	2,500,000	2,659,438
3.875%, 3/26/25	500,000	533,630
(ICE LIBOR USD 3 Month + 0.90%), 3.352%, 4/24/25 (k)	1,500,000	1,567,037
3.300%, 4/27/25	1,000,000	1,061,799
(SOFR + 0.67%), 0.981%, 5/1/25 (k)	750,000	745,579
4.400%, 6/10/25	650,000	705,943
(SOFR + 0.53%), 1.281%, 11/3/25 (k)	375,000	373,974
4.600%, 3/9/26	595,000	656,579
(SOFR + 2.84%), 3.106%, 4/8/26 (k)	2,500,000	2,621,735
3.400%, 5/1/26	2,500,000	2,681,641
3.200%, 10/21/26	3,250,000	3,438,279
(SOFR + 0.77%), 1.122%, 1/28/27 (k)	1,250,000	1,215,545
(SOFR + 0.77%), 1.462%, 6/9/27 (k)	1,375,000	1,354,652
4.450%, 9/29/27	1,250,000	1,392,330
(ICE LIBOR USD 3 Month + 1.39%), 3.668%, 7/24/28 (k)	3,000,000	3,234,158
(ICE LIBOR USD 3 Month + 1.15%), 3.520%, 10/27/28 (k)	2,500,000	2,678,016
(ICE LIBOR USD 3 Month + 1.19%), 4.075%, 4/23/29 (k)	2,000,000	2,203,623
(ICE LIBOR USD 3 Month + 1.34%), 3.980%, 3/20/30 (k)	1,750,000	1,931,035
(SOFR + 1.42%), 2.976%, 11/5/30 (k)	1,250,000	1,296,799
(SOFR + 1.15%), 2.666%, 1/29/31 (k)	1,500,000	1,523,813
(SOFR + 2.11%), 2.572%, 6/3/31 (k)	2,000,000	2,012,679
(SOFR + 1.17%), 2.561%, 5/1/32 (k)	835,000	844,008

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
(SOFR + 1.18%), 2.520%, 11/3/32 (k)	$895,000	$893,572
Citizens Bank NA
3.700%, 3/29/23	500,000	515,653
2.250%, 4/28/25	400,000	409,711
3.750%, 2/18/26	500,000	539,005
Citizens Financial Group, Inc.
2.850%, 7/27/26	500,000	520,817
2.500%, 2/6/30	150,000	150,753
3.250%, 4/30/30	470,000	498,622
Comerica Bank
2.500%, 7/23/24	300,000	309,790
4.000%, 7/27/25	250,000	269,189
Comerica, Inc.
3.700%, 7/31/23	375,000	390,130
4.000%, 2/1/29	450,000	504,167
Cooperatieve Rabobank UA
2.750%, 1/10/23	1,750,000	1,790,127
0.375%, 1/12/24	405,000	399,234
3.375%, 5/21/25	1,000,000	1,066,493
4.375%, 8/4/25	500,000	541,616
3.750%, 7/21/26	815,000	873,829
Discover Bank
3.350%, 2/6/23	250,000	255,934
4.200%, 8/8/23	550,000	576,673
2.450%, 9/12/24	750,000	767,312
3.450%, 7/27/26	840,000	889,467
4.650%, 9/13/28	625,000	709,345
2.700%, 2/6/30	250,000	253,251
Fifth Third Bancorp
4.300%, 1/16/24	700,000	740,212
3.650%, 1/25/24	750,000	787,280
2.375%, 1/28/25	250,000	256,614
(SOFR + 0.69%), 1.707%, 11/1/27 (k)	310,000	306,431
3.950%, 3/14/28	750,000	828,363
Fifth Third Bank NA
1.800%, 1/30/23	250,000	252,524
3.950%, 7/28/25	645,000	702,157
3.850%, 3/15/26	600,000	648,111
2.250%, 2/1/27	300,000	306,431
First Horizon Corp.
3.550%, 5/26/23	500,000	514,829
4.000%, 5/26/25	500,000	534,570
First Republic Bank
(SOFR + 0.62%), 1.912%, 2/12/24 (k)	250,000	252,718
FNB Corp.
2.200%, 2/24/23	90,000	90,844
HSBC Holdings plc
3.600%, 5/25/23	1,500,000	1,553,898
4.250%, 3/14/24	1,700,000	1,794,953
(ICE LIBOR USD 3 Month + 0.99%), 3.950%, 5/18/24 (k)	970,000	1,005,583
(SOFR + 0.53%), 0.732%, 8/17/24 (k)	415,000	410,825
(SOFR + 0.58%), 1.162%, 11/22/24 (k)	1,000,000	996,475
(ICE LIBOR USD 3 Month + 1.21%), 3.803%, 3/11/25 (k)	875,000	918,454
(SOFR + 0.71%), 0.976%, 5/24/25 (k)	335,000	330,763
4.250%, 8/18/25	1,600,000	1,716,569
(SOFR + 1.40%), 2.633%, 11/7/25 (k)	830,000	851,881
(SOFR + 1.54%), 1.645%, 4/18/26 (k)	2,125,000	2,109,961
(SOFR + 1.93%), 2.099%, 6/4/26 (k)	825,000	829,917
4.375%, 11/23/26	1,815,000	1,977,292
(SOFR + 1.29%), 1.589%, 5/24/27 (k)	820,000	800,559
(SOFR + 1.10%), 2.251%, 11/22/27 (k)	780,000	782,776
(ICE LIBOR USD 3 Month + 1.55%), 4.041%, 3/13/28 (k)	1,250,000	1,350,945
(ICE LIBOR USD 3 Month + 1.53%), 4.583%, 6/19/29 (k)	1,120,000	1,254,238
(SOFR + 1.29%), 2.206%, 8/17/29 (k)	450,000	440,782
(ICE LIBOR USD 3 Month + 1.61%), 3.973%, 5/22/30 (k)	1,165,000	1,263,847
(SOFR + 2.39%), 2.848%, 6/4/31 (k)	5,715,000	5,800,723
(SOFR + 1.19%), 2.804%, 5/24/32 (k)	595,000	596,751
(SOFR + 1.41%), 2.871%, 11/22/32 (k)	790,000	795,564
HSBC USA, Inc.
3.500%, 6/23/24	900,000	948,414
Huntington Bancshares, Inc.
2.625%, 8/6/24	500,000	515,684
4.000%, 5/15/25	350,000	376,650
2.550%, 2/4/30	500,000	505,434
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.17%), 2.487%, 8/15/36 (k)§	500,000	478,384
Huntington National Bank (The)
1.800%, 2/3/23	350,000	353,624
3.550%, 10/6/23	500,000	521,662
Industrial & Commercial Bank of China Ltd.
3.538%, 11/8/27	500,000	541,190
ING Groep NV
4.100%, 10/2/23	1,500,000	1,576,851
3.550%, 4/9/24	750,000	787,086
3.950%, 3/29/27	1,250,000	1,367,373
(SOFR + 1.01%), 1.726%, 4/1/27 (k)	375,000	372,380
4.050%, 4/9/29	560,000	625,316
(SOFR + 1.32%), 2.727%, 4/1/32 (k)	265,000	270,195
JPMorgan Chase & Co.
3.375%, 5/1/23	2,075,000	2,143,066
3.875%, 2/1/24	3,000,000	3,173,677
(ICE LIBOR USD 3 Month + 0.73%), 3.559%, 4/23/24 (k)	1,125,000	1,163,024
3.625%, 5/13/24	3,000,000	3,174,017
(SOFR + 1.46%), 1.514%, 6/1/24 (k)	2,000,000	2,011,200
(ICE LIBOR USD 3 Month + 1.00%), 4.023%, 12/5/24 (k)	1,250,000	1,317,433

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
(SOFR + 0.42%), 0.563%, 2/16/25 (k)	$975,000	$961,714
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)	2,365,000	2,463,352
(SOFR + 0.54%), 0.824%, 6/1/25 (k)	1,345,000	1,328,933
(SOFR + 0.58%), 0.969%, 6/23/25 (k)	1,750,000	1,738,210
(SOFR + 0.49%), 0.768%, 8/9/25 (k)	2,665,000	2,622,052
(SOFR + 1.16%), 2.301%, 10/15/25 (k)	1,500,000	1,535,223
(SOFR + 0.61%), 1.561%, 12/10/25 (k)	2,000,000	2,003,276
(SOFR + 1.59%), 2.005%, 3/13/26 (k)	555,000	561,473
3.300%, 4/1/26	2,000,000	2,131,644
3.200%, 6/15/26	1,750,000	1,859,900
(SOFR + 0.80%), 1.045%, 11/19/26 (k)	1,250,000	1,215,817
(SOFR + 0.70%), 1.040%, 2/4/27 (k)	1,250,000	1,209,967
(SOFR + 0.89%), 1.578%, 4/22/27 (k)	1,185,000	1,175,053
(SOFR + 0.77%), 1.470%, 9/22/27 (k)	925,000	906,643
(ICE LIBOR USD 3 Month + 1.38%), 3.540%, 5/1/28 (k)	2,750,000	2,954,459
(SOFR + 1.89%), 2.182%, 6/1/28 (k)	1,750,000	1,758,360
(ICE LIBOR USD 3 Month + 0.95%), 3.509%, 1/23/29 (k)	7,000,000	7,504,963
(ICE LIBOR USD 3 Month + 1.12%), 4.005%, 4/23/29 (k)	1,500,000	1,657,710
(SOFR + 1.02%), 2.069%, 6/1/29 (k)	1,110,000	1,100,985
(ICE LIBOR USD 3 Month + 1.26%), 4.203%, 7/23/29 (k)	1,500,000	1,673,834
(ICE LIBOR USD 3 Month + 1.33%), 4.452%, 12/5/29 (k)	1,000,000	1,132,258
(ICE LIBOR USD 3 Month + 1.16%), 3.702%, 5/6/30 (k)	625,000	680,434
(SOFR + 1.51%), 2.739%, 10/15/30 (k)	1,735,000	1,778,033
(SOFR + 2.52%), 2.956%, 5/13/31 (k)	815,000	840,484
(SOFR + 1.11%), 1.764%, 11/19/31 (k)	1,250,000	1,182,136
(SOFR + 1.07%), 1.953%, 2/4/32 (k)	750,000	719,922
(SOFR + 1.25%), 2.580%, 4/22/32 (k)	1,155,000	1,164,344
(SOFR + 1.18%), 2.545%, 11/8/32 (k)	2,750,000	2,764,773
KeyBank NA
3.375%, 3/7/23	500,000	515,044
1.250%, 3/10/23	415,000	417,193
(SOFR + 0.34%), 0.423%, 1/3/24 (k)	250,000	248,987
(SOFR + 0.32%), 0.433%, 6/14/24 (k)	750,000	744,108
3.300%, 6/1/25	250,000	266,010
3.400%, 5/20/26	1,000,000	1,063,663
KeyCorp
4.150%, 10/29/25	310,000	338,664
2.250%, 4/6/27	750,000	761,521
Korea Development Bank (The)
3.375%, 3/12/23	500,000	514,885
2.750%, 3/19/23	500,000	511,500
3.750%, 1/22/24	500,000	527,594
3.250%, 2/19/24	350,000	366,144
0.400%, 3/9/24	220,000	216,665
0.400%, 6/19/24	425,000	417,987
2.125%, 10/1/24 (x)	390,000	400,842
0.750%, 1/25/25	500,000	492,805
1.750%, 2/18/25	250,000	253,100
0.800%, 4/27/26	300,000	291,054
0.800%, 7/19/26	500,000	483,750
1.000%, 9/9/26	400,000	391,160
1.375%, 4/25/27	500,000	492,950
1.625%, 1/19/31	500,000	488,300
2.000%, 10/25/31	500,000	501,400
Kreditanstalt fuer Wiederaufbau
2.125%, 1/17/23	3,350,000	3,405,786
1.625%, 2/15/23	1,750,000	1,771,070
0.250%, 4/25/23	1,625,000	1,617,695
0.250%, 10/19/23	2,000,000	1,982,150
2.625%, 2/28/24 (x)	2,125,000	2,205,271
0.250%, 3/8/24	1,635,000	1,614,679
1.375%, 8/5/24	2,250,000	2,275,117
0.500%, 9/20/24	2,000,000	1,975,060
2.500%, 11/20/24 (x)	5,000,000	5,213,332
0.375%, 7/18/25	920,000	895,037
0.625%, 1/22/26	3,600,000	3,509,102
2.875%, 4/3/28	1,750,000	1,905,086
1.750%, 9/14/29	525,000	532,661
0.750%, 9/30/30	400,000	373,358
Landwirtschaftliche Rentenbank
3.125%, 11/14/23	1,500,000	1,564,096
2.000%, 1/13/25	3,000,000	3,079,839
0.875%, 3/30/26	600,000	590,101
1.750%, 7/27/26	500,000	509,418
0.875%, 9/3/30	750,000	706,872
Series 40
0.500%, 5/27/25	730,000	714,026
Lloyds Banking Group plc
4.050%, 8/16/23	750,000	785,432
3.900%, 3/12/24	400,000	421,859
4.450%, 5/8/25	575,000	625,051
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.50%), 3.870%, 7/9/25 (k)	1,000,000	1,056,822
4.582%, 12/10/25	1,000,000	1,092,033
4.650%, 3/24/26	1,750,000	1,922,503
3.750%, 1/11/27	1,385,000	1,494,835
4.375%, 3/22/28	1,350,000	1,517,504
4.550%, 8/16/28	850,000	970,587
(ICE LIBOR USD 3 Month + 1.21%), 3.574%, 11/7/28 (k)	1,750,000	1,868,431
M&T Bank Corp.
3.550%, 7/26/23	500,000	518,676

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Manufacturers & Traders Trust Co.
2.900%, 2/6/25	$1,000,000	$1,045,121
3.400%, 8/17/27	330,000	353,927
Mitsubishi UFJ Financial Group, Inc.
2.527%, 9/13/23	760,000	779,057
3.407%, 3/7/24	750,000	785,712
2.801%, 7/18/24	1,000,000	1,037,217
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 0.848%, 9/15/24 (k)	750,000	745,555
2.193%, 2/25/25	1,000,000	1,021,148
3.777%, 3/2/25 (x)	1,000,000	1,069,944
1.412%, 7/17/25	430,000	427,087
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.953%, 7/19/25 (k)	500,000	494,226
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 0.962%, 10/11/25 (k)	760,000	748,923
3.850%, 3/1/26	216,000	233,994
2.757%, 9/13/26	1,250,000	1,295,112
3.677%, 2/22/27	1,000,000	1,084,912
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.538%, 7/20/27 (k)	500,000	490,908
3.287%, 7/25/27	1,000,000	1,066,390
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.640%, 10/13/27 (k)	1,500,000	1,477,662
3.961%, 3/2/28	1,500,000	1,658,588
4.050%, 9/11/28	1,000,000	1,115,234
3.741%, 3/7/29	750,000	822,211
3.195%, 7/18/29	1,000,000	1,058,945
2.559%, 2/25/30	1,000,000	1,010,746
2.048%, 7/17/30	460,000	446,803
Mizuho Financial Group, Inc.
(SOFR + 1.25%), 1.241%, 7/10/24 (k)	320,000	320,522
(SOFR + 0.87%), 0.849%, 9/8/24 (k)	200,000	198,962
(SOFR + 1.24%), 2.839%, 7/16/25 (k)	750,000	775,126
(SOFR + 1.36%), 2.555%, 9/13/25 (k)	500,000	513,378
(ICE LIBOR USD 3 Month + 0.83%), 2.226%, 5/25/26 (k)	300,000	304,109
2.839%, 9/13/26	850,000	885,151
3.663%, 2/28/27	1,000,000	1,080,873
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.234%, 5/22/27 (k)	500,000	484,449
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.554%, 7/9/27 (k)	750,000	734,421
3.170%, 9/11/27	1,250,000	1,320,650
(ICE LIBOR USD 3 Month + 1.27%), 4.254%, 9/11/29 (k)	1,000,000	1,115,364
(ICE LIBOR USD 3 Month + 1.13%), 3.153%, 7/16/30 (k)	750,000	787,758
(SOFR + 1.77%), 2.201%, 7/10/31 (k)	500,000	487,164
(SOFR + 1.53%), 1.979%, 9/8/31 (k)	300,000	287,466
2.564%, 9/13/31	310,000	302,840
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 2.260%, 7/9/32 (k)	750,000	734,342
National Australia Bank Ltd.
3.375%, 1/14/26	750,000	806,788
2.500%, 7/12/26	1,500,000	1,559,514
National Bank of Canada
2.100%, 2/1/23	750,000	761,018
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.40%), 0.550%, 11/15/24 (k)	530,000	523,939
Series FXD
0.750%, 8/6/24	300,000	295,910
NatWest Group plc
3.875%, 9/12/23	800,000	834,310
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.15%), 2.359%, 5/22/24 (k)	200,000	203,077
(ICE LIBOR USD 3 Month + 1.55%), 4.519%, 6/25/24 (k)	2,000,000	2,090,560
(ICE LIBOR USD 3 Month + 1.76%), 4.269%, 3/22/25 (k)	1,000,000	1,059,281
4.800%, 4/5/26	1,750,000	1,948,265
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.642%, 6/14/27 (k)	1,050,000	1,033,290
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.073%, 5/22/28 (k)	295,000	306,658
(ICE LIBOR USD 3 Month + 1.75%), 4.892%, 5/18/29 (k)	3,050,000	3,485,464
(ICE LIBOR USD 3 Month + 1.87%), 4.445%, 5/8/30 (k)	750,000	842,628
Oesterreichische Kontrollbank AG
2.875%, 3/13/23	750,000	767,751
1.500%, 2/12/25	375,000	377,216
0.375%, 9/17/25	910,000	879,171
0.500%, 2/2/26	935,000	903,532
PNC Bank NA
2.950%, 1/30/23	250,000	255,549
3.500%, 6/8/23	335,000	347,123
2.500%, 8/27/24	500,000	515,631
3.300%, 10/30/24	1,000,000	1,057,269
2.950%, 2/23/25	250,000	262,558
3.875%, 4/10/25	1,000,000	1,072,000
3.250%, 6/1/25	500,000	531,014
3.100%, 10/25/27	500,000	533,972
3.250%, 1/22/28	1,000,000	1,077,323
2.700%, 10/22/29	395,000	407,701
PNC Financial Services Group, Inc. (The)
3.500%, 1/23/24	175,000	183,445
3.900%, 4/29/24	500,000	529,160
2.200%, 11/1/24	500,000	512,542
2.600%, 7/23/26	350,000	367,168
1.150%, 8/13/26	500,000	492,656

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
3.150%, 5/19/27	$750,000	$806,394
3.450%, 4/23/29	750,000	814,408
2.550%, 1/22/30	750,000	763,694
(SOFR + 0.98%), 2.307%, 4/23/32 (k)	1,000,000	1,006,102
Regions Financial Corp.
2.250%, 5/18/25	300,000	306,432
1.800%, 8/12/28	500,000	490,165
Royal Bank of Canada
1.950%, 1/17/23	625,000	633,497
0.500%, 10/26/23	415,000	411,954
0.425%, 1/19/24	645,000	639,504
2.550%, 7/16/24	750,000	776,074
0.650%, 7/29/24	500,000	493,406
0.750%, 10/7/24	500,000	493,439
2.250%, 11/1/24	750,000	770,561
1.150%, 6/10/25	530,000	525,515
0.875%, 1/20/26	750,000	730,327
4.650%, 1/27/26	2,000,000	2,214,265
1.200%, 4/27/26	750,000	737,673
1.150%, 7/14/26	750,000	733,767
1.400%, 11/2/26	500,000	493,209
2.300%, 11/3/31	500,000	501,568
Santander Holdings USA, Inc.
3.400%, 1/18/23	750,000	767,258
3.500%, 6/7/24	350,000	364,638
3.450%, 6/2/25	500,000	524,119
4.500%, 7/17/25	1,500,000	1,621,805
4.400%, 7/13/27	485,000	530,319
Santander UK Group Holdings plc
3.571%, 1/10/23	520,000	520,235
(ICE LIBOR USD 3 Month + 1.57%), 4.796%, 11/15/24 (k)	750,000	796,056
(SOFR + 0.79%), 1.089%, 3/15/25 (k)	500,000	494,535
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.532%, 8/21/26 (k)	1,000,000	982,713
(SOFR + 0.99%), 1.673%, 6/14/27 (k)	1,000,000	978,713
(ICE LIBOR USD 3 Month + 1.40%), 3.823%, 11/3/28 (k)	750,000	804,443
(SOFR + 1.48%), 2.896%, 3/15/32 (k)	500,000	505,966
Santander UK plc
4.000%, 3/13/24	1,000,000	1,059,323
Signature Bank
(AMERIBOR Unsecured Overnight Rate + 3.89%), 4.000%, 10/15/30 (k)	250,000	264,062
Sumitomo Mitsui Banking Corp.
3.000%, 1/18/23	1,000,000	1,022,174
3.950%, 1/10/24 (x)	2,250,000	2,375,749
3.400%, 7/11/24	1,000,000	1,050,578
3.650%, 7/23/25	750,000	801,514
Sumitomo Mitsui Financial Group, Inc.
0.508%, 1/12/24	200,000	197,453
2.696%, 7/16/24	1,000,000	1,033,067
2.448%, 9/27/24	350,000	359,329
2.348%, 1/15/25	400,000	409,257
1.474%, 7/8/25	925,000	919,616
0.948%, 1/12/26	500,000	484,803
1.402%, 9/17/26	1,000,000	977,323
3.010%, 10/19/26	1,000,000	1,053,980
3.446%, 1/11/27 (x)	1,700,000	1,827,735
3.364%, 7/12/27	750,000	803,854
3.352%, 10/18/27	750,000	803,100
1.902%, 9/17/28	1,000,000	978,487
4.306%, 10/16/28 (x)	750,000	845,659
3.040%, 7/16/29	1,000,000	1,045,455
3.202%, 9/17/29	350,000	363,422
2.724%, 9/27/29	350,000	357,895
2.750%, 1/15/30	400,000	409,590
2.130%, 7/8/30	750,000	733,275
1.710%, 1/12/31	500,000	470,831
2.222%, 9/17/31	1,000,000	979,480
SVB Financial Group
1.800%, 10/28/26	400,000	397,834
2.100%, 5/15/28	590,000	584,981
3.125%, 6/5/30	300,000	314,050
1.800%, 2/2/31	565,000	533,584
Svenska Handelsbanken AB
3.900%, 11/20/23	500,000	527,443
Toronto-Dominion Bank (The)
0.250%, 1/6/23	830,000	827,250
0.750%, 6/12/23	625,000	624,905
3.500%, 7/19/23	750,000	780,899
0.450%, 9/11/23	1,000,000	993,023
0.550%, 3/4/24	750,000	742,265
3.250%, 3/11/24	750,000	785,777
2.650%, 6/12/24	750,000	779,799
0.700%, 9/10/24	750,000	740,723
1.250%, 12/13/24	195,000	195,073
1.150%, 6/12/25	750,000	743,856
0.750%, 9/11/25	1,000,000	974,525
0.750%, 1/6/26	1,000,000	969,027
1.200%, 6/3/26	1,025,000	1,006,699
1.250%, 9/10/26	750,000	735,767
2.000%, 9/10/31	500,000	492,591
(USD Swap Semi 5 Year + 2.21%), 3.625%, 9/15/31 (k)	1,000,000	1,073,067
Truist Bank
1.250%, 3/9/23	350,000	352,006
3.200%, 4/1/24	750,000	784,802
(ICE LIBOR USD 3 Month + 0.74%), 3.689%, 8/2/24 (k)	500,000	521,113
2.150%, 12/6/24	600,000	617,722
1.500%, 3/10/25	750,000	754,060
4.050%, 11/3/25	185,000	202,832
3.800%, 10/30/26	300,000	326,878
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.15%), 2.636%, 9/17/29 (k)	350,000	359,958
2.250%, 3/11/30	535,000	532,690
Truist Financial Corp.
2.200%, 3/16/23	750,000	762,187
3.750%, 12/6/23	750,000	787,802
2.500%, 8/1/24	750,000	774,941

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
2.850%, 10/26/24	$500,000	$522,801
4.000%, 5/1/25	600,000	648,651
3.700%, 6/5/25	750,000	806,338
1.200%, 8/5/25	500,000	496,386
(SOFR + 0.61%), 1.267%, 3/2/27 (k)	955,000	936,636
3.875%, 3/19/29	750,000	825,679
(SOFR + 0.86%), 1.887%, 6/7/29 (k)	375,000	369,909
1.950%, 6/5/30	335,000	329,881
US Bancorp
3.700%, 1/30/24	500,000	528,357
2.400%, 7/30/24	750,000	774,223
3.600%, 9/11/24	1,000,000	1,061,394
1.450%, 5/12/25	600,000	602,144
3.950%, 11/17/25	500,000	547,271
3.100%, 4/27/26	1,415,000	1,495,644
3.900%, 4/26/28	650,000	729,255
1.375%, 7/22/30	600,000	563,746
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 0.95%), 2.491%, 11/3/36 (k)	1,000,000	995,915
US Bank NA
1.950%, 1/9/23	300,000	303,885
2.850%, 1/23/23	750,000	766,546
3.400%, 7/24/23	500,000	519,232
2.050%, 1/21/25	1,000,000	1,021,548
2.800%, 1/27/25	1,000,000	1,044,015
Webster Financial Corp.
4.100%, 3/25/29	500,000	548,965
Wells Fargo & Co.
3.750%, 1/24/24	1,250,000	1,313,285
(SOFR + 1.60%), 1.654%, 6/2/24 (k)	815,000	821,395
3.300%, 9/9/24	2,000,000	2,101,929
(SOFR + 0.51%), 0.805%, 5/19/25 (k)	180,000	177,924
(SOFR + 1.09%), 2.406%, 10/30/25 (k)	1,105,000	1,132,656
(ICE LIBOR USD 3 Month + 0.75%), 2.164%, 2/11/26 (k)	1,250,000	1,269,066
3.000%, 4/22/26	4,000,000	4,203,976
3.000%, 10/23/26	1,500,000	1,578,942
(ICE LIBOR USD 3 Month + 1.17%), 3.196%, 6/17/27 (k)	1,110,000	1,171,732
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	8,035,000	8,626,910
(SOFR + 2.10%), 2.393%, 6/2/28 (k)	1,010,000	1,025,156
4.150%, 1/24/29	1,350,000	1,507,605
(SOFR + 1.43%), 2.879%, 10/30/30 (k)	1,250,000	1,299,752
(SOFR + 1.26%), 2.572%, 2/11/31 (k)	2,625,000	2,675,922
Series M
3.450%, 2/13/23	1,806,000	1,856,952
Westpac Banking Corp.
2.750%, 1/11/23	750,000	766,252
2.000%, 1/13/23	145,000	147,044
3.650%, 5/15/23	750,000	779,738
1.019%, 11/18/24	335,000	333,271
2.850%, 5/13/26	750,000	790,825
1.150%, 6/3/26	500,000	491,272
3.350%, 3/8/27	1,250,000	1,350,198
1.953%, 11/20/28	500,000	497,716
2.650%, 1/16/30	350,000	363,637
2.150%, 6/3/31	500,000	499,416
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 2.668%, 11/15/35 (k)	2,000,000	1,945,864
Wintrust Financial Corp.
4.850%, 6/6/29	250,000	271,625
Zions Bancorp NA
3.250%, 10/29/29	500,000	516,355

		510,078,954

Capital Markets (2.7%)
Affiliated Managers Group, Inc.
4.250%, 2/15/24	350,000	371,554
3.300%, 6/15/30	210,000	222,417
Ameriprise Financial, Inc.
4.000%, 10/15/23	150,000	157,978
3.700%, 10/15/24	750,000	799,848
2.875%, 9/15/26	500,000	527,698
Ares Capital Corp.
3.500%, 2/10/23	750,000	767,286
4.200%, 6/10/24	560,000	589,242
4.250%, 3/1/25	500,000	529,550
3.250%, 7/15/25	500,000	516,701
3.875%, 1/15/26	1,000,000	1,054,546
2.150%, 7/15/26	285,000	281,136
2.875%, 6/15/28	500,000	497,110
3.200%, 11/15/31	500,000	491,330
Bain Capital Specialty Finance, Inc.
2.950%, 3/10/26	400,000	398,928
2.550%, 10/13/26	500,000	486,394
Bank of New York Mellon Corp. (The)
1.850%, 1/27/23	575,000	582,492
3.450%, 8/11/23	750,000	781,070
2.200%, 8/16/23	425,000	434,247
0.500%, 4/26/24	1,000,000	987,157
2.100%, 10/24/24	675,000	691,395
0.750%, 1/28/26	500,000	485,267
2.800%, 5/4/26 (x)	750,000	786,705
1.050%, 10/15/26	1,000,000	977,205
3.250%, 5/16/27	700,000	753,740
3.400%, 1/29/28	500,000	542,921
3.850%, 4/28/28	850,000	951,157
1.650%, 1/28/31	500,000	485,337
1.800%, 7/28/31	750,000	731,392
Series G
3.000%, 2/24/25	1,500,000	1,577,713
Series J
0.850%, 10/25/24	500,000	495,908
1.900%, 1/25/29	500,000	499,812
BGC Partners, Inc.
5.375%, 7/24/23	350,000	368,928
3.750%, 10/1/24	200,000	209,084
BlackRock, Inc.
3.500%, 3/18/24	1,400,000	1,477,116
3.200%, 3/15/27	347,000	374,296
3.250%, 4/30/29	445,000	484,220

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Blackstone Secured Lending Fund
3.650%, 7/14/23	$250,000	$257,619
3.625%, 1/15/26	250,000	261,874
2.750%, 9/16/26	1,000,000	1,000,065
2.125%, 2/15/27§	500,000	485,924
2.850%, 9/30/28§	500,000	487,258
Brookfield Asset Management, Inc.
4.000%, 1/15/25	600,000	641,586
Brookfield Finance, Inc.
4.000%, 4/1/24	750,000	790,105
3.900%, 1/25/28	500,000	548,193
4.350%, 4/15/30	2,000,000	2,258,243
2.724%, 4/15/31	230,000	231,948
Cboe Global Markets, Inc.
3.650%, 1/12/27	650,000	703,897
Charles Schwab Corp. (The)
2.650%, 1/25/23	500,000	509,497
3.550%, 2/1/24	650,000	680,630
3.750%, 4/1/24	750,000	791,219
3.000%, 3/10/25	150,000	157,610
3.625%, 4/1/25	1,000,000	1,071,094
3.850%, 5/21/25	750,000	807,845
0.900%, 3/11/26	1,335,000	1,300,162
1.150%, 5/13/26	375,000	370,295
3.200%, 3/2/27	500,000	533,760
3.300%, 4/1/27	455,000	488,512
2.000%, 3/20/28	1,200,000	1,212,033
3.250%, 5/22/29	500,000	539,356
2.300%, 5/13/31	750,000	756,392
CI Financial Corp.
3.200%, 12/17/30	565,000	578,925
CME Group, Inc.
3.000%, 3/15/25	1,000,000	1,050,276
3.750%, 6/15/28	350,000	387,949
Credit Suisse AG
1.000%, 5/5/23	2,415,000	2,420,695
0.495%, 2/2/24	1,115,000	1,101,701
2.950%, 4/9/25	1,000,000	1,045,093
1.250%, 8/7/26	600,000	585,197
Series FXD
0.520%, 8/9/23	600,000	595,712
Credit Suisse Group AG
3.800%, 6/9/23	1,000,000	1,035,645
3.750%, 3/26/25	750,000	795,570
4.550%, 4/17/26	2,000,000	2,201,285
Deutsche Bank AG
0.898%, 5/28/24	375,000	371,563
3.700%, 5/30/24	1,500,000	1,573,441
(SOFR + 2.16%), 2.222%, 9/18/24 (k)	265,000	268,065
(SOFR + 2.58%), 3.961%, 11/26/25 (k)	750,000	793,630
4.100%, 1/13/26	1,000,000	1,073,857
1.686%, 3/19/26	180,000	179,257
(SOFR + 1.87%), 2.129%, 11/24/26 (k)	1,055,000	1,053,084
(SOFR + 1.22%), 2.311%, 11/16/27 (k)	510,000	509,434
(SOFR + 3.04%), 3.547%, 9/18/31 (k)	2,355,000	2,477,460
(SOFR + 1.72%), 3.035%, 5/28/32 (k)	485,000	488,792
Series E
0.962%, 11/8/23	200,000	199,344
E*TRADE Financial Corp.
3.800%, 8/24/27	250,000	270,911
4.500%, 6/20/28	350,000	394,380
Eaton Vance Corp.
3.625%, 6/15/23	500,000	518,721
3.500%, 4/6/27	250,000	268,172
Franklin Resources, Inc.
2.850%, 3/30/25	1,250,000	1,306,808
1.600%, 10/30/30	600,000	567,185
FS KKR Capital Corp.
4.625%, 7/15/24	250,000	264,020
1.650%, 10/12/24	300,000	294,258
4.125%, 2/1/25	500,000	523,016
3.400%, 1/15/26	500,000	510,427
2.625%, 1/15/27	500,000	495,036
3.125%, 10/12/28	300,000	298,197
Goldman Sachs BDC, Inc.
3.750%, 2/10/25	250,000	261,638
2.875%, 1/15/26 (x)	250,000	256,176
Goldman Sachs Group, Inc. (The)
3.625%, 1/22/23	244,000	251,180
0.523%, 3/8/23	780,000	777,084
1.217%, 12/6/23	500,000	501,123
3.625%, 2/20/24	1,080,000	1,132,071
4.000%, 3/3/24	3,045,000	3,224,508
(SOFR + 0.57%), 0.673%, 3/8/24 (k)	1,250,000	1,244,064
3.850%, 7/8/24	2,000,000	2,113,908
(SOFR + 0.51%), 0.657%, 9/10/24 (k)	1,000,000	991,444
(SOFR + 0.49%), 0.925%, 10/21/24 (k)	875,000	869,952
3.500%, 1/23/25	3,250,000	3,423,205
3.750%, 5/22/25	2,400,000	2,565,506
(ICE LIBOR USD 3 Month + 1.20%), 3.272%, 9/29/25 (k)	1,830,000	1,914,950
(SOFR + 0.61%), 0.855%, 2/12/26 (k)	915,000	896,652
3.750%, 2/25/26	580,000	625,137
3.500%, 11/16/26	1,815,000	1,932,741
3.850%, 1/26/27	2,240,000	2,409,194
(SOFR + 0.80%), 1.431%, 3/9/27 (k)	1,000,000	979,370
(SOFR + 0.82%), 1.542%, 9/10/27 (k)	1,250,000	1,225,729
(SOFR + 0.91%), 1.948%, 10/21/27 (k)	1,060,000	1,054,607
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	1,000,000	1,078,515
(ICE LIBOR USD 3 Month + 1.30%), 4.223%, 5/1/29 (k)	2,000,000	2,221,534
2.600%, 2/7/30	6,515,000	6,590,387
(SOFR + 1.09%), 1.992%, 1/27/32 (k)	570,000	543,597
(SOFR + 1.28%), 2.615%, 4/22/32 (k)	1,070,000	1,074,115
(SOFR + 1.25%), 2.383%, 7/21/32 (k)	2,140,000	2,108,191
(SOFR + 1.26%), 2.650%, 10/21/32 (k)	720,000	723,460

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Series VAR
(SOFR + 0.79%), 1.093%, 12/9/26 (k)	$1,000,000	$972,991
Golub Capital BDC, Inc.
3.375%, 4/15/24	250,000	256,932
2.500%, 8/24/26	910,000	896,313
2.050%, 2/15/27	500,000	479,743
Intercontinental Exchange, Inc.
0.700%, 6/15/23	440,000	438,221
3.450%, 9/21/23	300,000	311,896
4.000%, 10/15/23	850,000	894,386
3.750%, 12/1/25	610,000	659,635
3.750%, 9/21/28	535,000	592,600
Jefferies Group LLC
4.850%, 1/15/27	665,000	753,974
2.625%, 10/15/31	1,500,000	1,479,812
Lazard Group LLC
4.500%, 9/19/28	350,000	397,135
4.375%, 3/11/29	500,000	566,612
Legg Mason, Inc.
4.750%, 3/15/26	250,000	280,239
Main Street Capital Corp.
3.000%, 7/14/26	1,125,000	1,127,429
Moody’s Corp.
2.625%, 1/15/23	650,000	661,148
4.875%, 2/15/24	500,000	534,328
2.000%, 8/19/31	1,250,000	1,216,927
Morgan Stanley
3.125%, 1/23/23	800,000	819,558
3.750%, 2/25/23	394,000	407,090
(SOFR + 0.62%), 0.731%, 4/5/24 (k)	1,200,000	1,198,010
(ICE LIBOR USD 3 Month + 0.85%), 3.737%, 4/24/24 (k)	900,000	931,330
3.700%, 10/23/24	2,000,000	2,130,282
(SOFR + 0.53%), 0.790%, 5/30/25 (k)	1,500,000	1,480,197
(SOFR + 1.15%), 2.720%, 7/22/25 (k)	500,000	516,258
4.000%, 7/23/25	505,000	547,398
(SOFR + 0.56%), 1.164%, 10/21/25 (k)	930,000	921,641
3.875%, 1/27/26	3,000,000	3,253,970
3.125%, 7/27/26	3,000,000	3,175,016
(SOFR + 0.72%), 0.985%, 12/10/26 (k)	2,750,000	2,668,589
3.625%, 1/20/27	4,000,000	4,337,756
(SOFR + 0.88%), 1.593%, 5/4/27 (k)	1,700,000	1,686,704
(SOFR + 0.86%), 1.512%, 7/20/27 (k)	2,000,000	1,965,724
(ICE LIBOR USD 3 Month + 1.14%), 3.772%, 1/24/29(k)	4,300,000	4,668,962
(ICE LIBOR USD 3 Month + 1.63%), 4.431%, 1/23/30 (k)	950,000	1,079,928
(SOFR + 1.14%), 2.699%, 1/22/31 (k)	6,640,000	6,772,694
(SOFR + 3.12%), 3.622%, 4/1/31 (k)	2,000,000	2,180,464
(SOFR + 1.18%), 2.239%, 7/21/32 (k)	2,000,000	1,950,138
(SOFR + 1.20%), 2.511%, 10/20/32 (k)	925,000	924,316
(SOFR + 1.36%), 2.484%, 9/16/36 (k)	1,250,000	1,205,447
Series I
(SOFR + 0.75%), 0.864%, 10/21/25 (k)	345,000	340,161
Nasdaq, Inc.
3.850%, 6/30/26	145,000	157,899
1.650%, 1/15/31	750,000	698,285
Nomura Holdings, Inc.
2.648%, 1/16/25	380,000	390,781
1.851%, 7/16/25	1,500,000	1,500,647
1.653%, 7/14/26	1,250,000	1,229,242
2.172%, 7/14/28	670,000	655,904
3.103%, 1/16/30	750,000	773,342
2.679%, 7/16/30	1,000,000	995,231
2.608%, 7/14/31	685,000	674,253
Northern Trust Corp.
3.650%, 8/3/28	500,000	554,275
3.150%, 5/3/29	500,000	539,287
1.950%, 5/1/30	560,000	555,014
(ICE LIBOR USD 3 Month + 1.13%), 3.375%, 5/8/32 (k)	468,000	492,246
Oaktree Specialty Lending Corp.
3.500%, 2/25/25	80,000	83,233
2.700%, 1/15/27	500,000	495,161
Owl Rock Capital Corp.
5.250%, 4/15/24	300,000	320,204
4.000%, 3/30/25	250,000	260,436
3.750%, 7/22/25	350,000	362,227
4.250%, 1/15/26	250,000	263,001
3.400%, 7/15/26	500,000	507,272
2.625%, 1/15/27	500,000	489,059
2.875%, 6/11/28	750,000	732,750
Prospect Capital Corp.
3.706%, 1/22/26	250,000	253,943
3.364%, 11/15/26	270,000	269,201
3.437%, 10/15/28	500,000	479,788
S&P Global, Inc.
4.000%, 6/15/25	250,000	271,480
1.250%, 8/15/30	975,000	908,974
Sixth Street Specialty Lending, Inc.
3.875%, 11/1/24 (x)	500,000	523,152
2.500%, 8/1/26	310,000	307,900
Stifel Financial Corp.
4.250%, 7/18/24	700,000	747,107
4.000%, 5/15/30	500,000	549,834

		183,464,223

Consumer Finance (1.5%)
AerCap Ireland Capital DAC
3.300%, 1/23/23	500,000	510,423
4.125%, 7/3/23	500,000	518,928
4.500%, 9/15/23	955,000	1,000,787
1.150%, 10/29/23	830,000	826,369
4.875%, 1/16/24	445,000	472,900
3.150%, 2/15/24	700,000	721,491
2.875%, 8/14/24	350,000	359,633
1.650%, 10/29/24	1,300,000	1,297,522
1.750%, 10/29/24	645,000	641,875

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
3.500%, 1/15/25	$600,000	$626,524
6.500%, 7/15/25	1,290,000	1,473,749
4.450%, 10/1/25	350,000	376,956
1.750%, 1/30/26	655,000	642,621
4.450%, 4/3/26	500,000	541,477
2.450%, 10/29/26	795,000	798,609
3.650%, 7/21/27	1,000,000	1,054,809
4.625%, 10/15/27	500,000	552,071
3.875%, 1/23/28	500,000	530,870
3.000%, 10/29/28	390,000	394,820
Ally Financial, Inc.
3.050%, 6/5/23	1,165,000	1,194,500
1.450%, 10/2/23	1,190,000	1,193,405
5.800%, 5/1/25	1,000,000	1,128,969
2.200%, 11/2/28	250,000	248,427
American Express Co.
0.750%, 11/3/23	1,500,000	1,494,123
3.400%, 2/22/24	750,000	786,660
2.500%, 7/30/24	500,000	515,481
3.000%, 10/30/24	750,000	785,664
4.200%, 11/6/25	1,075,000	1,180,969
3.125%, 5/20/26	500,000	530,448
1.650%, 11/4/26	1,460,000	1,463,779
3.300%, 5/3/27§	1,150,000	1,233,683
American Honda Finance Corp.
2.050%, 1/10/23	200,000	202,420
0.875%, 7/7/23	500,000	500,172
0.650%, 9/8/23	375,000	373,243
3.625%, 10/10/23	500,000	523,354
3.550%, 1/12/24	500,000	524,655
2.900%, 2/16/24	500,000	519,021
2.400%, 6/27/24	500,000	514,906
0.550%, 7/12/24	350,000	344,304
2.150%, 9/10/24	350,000	358,405
1.200%, 7/8/25	750,000	746,973
1.000%, 9/10/25	500,000	492,346
1.300%, 9/9/26	415,000	409,257
2.300%, 9/9/26	720,000	742,370
2.350%, 1/8/27	500,000	512,927
3.500%, 2/15/28	500,000	544,215
2.000%, 3/24/28	235,000	236,867
1.800%, 1/13/31	350,000	341,747
Andrew W Mellon Foundation (The)
Series 2020 0.947%, 8/1/27 (x)	300,000	290,561
Capital One Financial Corp.
3.200%, 1/30/23	1,000,000	1,024,152
2.600%, 5/11/23	250,000	255,078
3.900%, 1/29/24	750,000	790,947
3.750%, 4/24/24	1,000,000	1,053,781
3.300%, 10/30/24	350,000	368,148
(SOFR + 0.69%), 1.343%, 12/6/24 (k)	400,000	402,465
4.250%, 4/30/25	850,000	918,912
4.200%, 10/29/25	750,000	813,391
3.750%, 3/9/27	1,150,000	1,245,910
3.650%, 5/11/27	500,000	539,833
(SOFR + 0.86%), 1.878%, 11/2/27 (k)	1,000,000	995,420
3.800%, 1/31/28	1,000,000	1,087,610
(SOFR + 1.34%), 2.359%, 7/29/32 (k)	1,000,000	947,973
(SOFR + 1.27%), 2.618%, 11/2/32 (k)	1,000,000	996,483
Caterpillar Financial Services Corp.
0.250%, 3/1/23	335,000	332,949
2.625%, 3/1/23	1,000,000	1,022,478
3.450%, 5/15/23	500,000	517,435
0.650%, 7/7/23	750,000	748,037
0.450%, 9/14/23	535,000	531,389
3.650%, 12/7/23	250,000	262,593
0.450%, 5/17/24	350,000	345,300
2.850%, 5/17/24	350,000	363,970
0.600%, 9/13/24	400,000	394,531
3.250%, 12/1/24	500,000	528,043
1.450%, 5/15/25	750,000	753,128
0.800%, 11/13/25 (x)	350,000	342,812
2.400%, 8/9/26	250,000	258,386
1.150%, 9/14/26	400,000	393,173
Discover Financial Services
3.950%, 11/6/24	250,000	266,042
3.750%, 3/4/25	350,000	370,559
4.500%, 1/30/26	500,000	547,175
4.100%, 2/9/27	565,000	614,431
General Motors Financial Co., Inc.
3.250%, 1/5/23	750,000	766,485
3.700%, 5/9/23	875,000	900,859
4.150%, 6/19/23	500,000	519,834
1.700%, 8/18/23	845,000	851,583
5.100%, 1/17/24	500,000	535,798
1.050%, 3/8/24	285,000	283,006
1.200%, 10/15/24	235,000	233,041
4.350%, 4/9/25	575,000	618,652
2.750%, 6/20/25	1,250,000	1,289,666
4.300%, 7/13/25	1,250,000	1,345,339
1.250%, 1/8/26	750,000	732,737
5.250%, 3/1/26	700,000	785,738
1.500%, 6/10/26	750,000	737,048
4.000%, 10/6/26	750,000	811,911
4.350%, 1/17/27	835,000	917,023
2.700%, 8/20/27	1,000,000	1,022,590
3.850%, 1/5/28	500,000	539,366
2.400%, 4/10/28	600,000	598,810
2.400%, 10/15/28	500,000	497,076
5.650%, 1/17/29	350,000	414,881
3.600%, 6/21/30	2,000,000	2,133,766
2.350%, 1/8/31	500,000	485,935
2.700%, 6/10/31	750,000	746,401
John Deere Capital Corp.
2.700%, 1/6/23	500,000	510,500
0.250%, 1/17/23	750,000	747,586
2.800%, 3/6/23	500,000	512,341
1.200%, 4/6/23	80,000	80,264
3.450%, 6/7/23	250,000	258,811
0.700%, 7/5/23	250,000	249,434
0.400%, 10/10/23	90,000	89,304
3.650%, 10/12/23	500,000	523,826
0.450%, 1/17/24	750,000	741,302
2.600%, 3/7/24	335,000	345,896
0.450%, 6/7/24	490,000	483,361
3.350%, 6/12/24	650,000	686,113
2.650%, 6/24/24	660,000	683,946
0.625%, 9/10/24 (x)	140,000	138,111

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
2.050%, 1/9/25 (x)	$350,000	$357,718
3.400%, 9/11/25	350,000	374,302
0.700%, 1/15/26	500,000	484,727
2.650%, 6/10/26	500,000	522,861
1.050%, 6/17/26	500,000	489,749
2.250%, 9/14/26	500,000	514,308
1.300%, 10/13/26	500,000	494,310
1.750%, 3/9/27	175,000	175,968
2.800%, 9/8/27	400,000	419,547
3.050%, 1/6/28	500,000	542,910
3.450%, 3/7/29	270,000	297,218
2.800%, 7/18/29	325,000	341,759
2.450%, 1/9/30	290,000	297,925
PACCAR Financial Corp.
1.900%, 2/7/23	155,000	156,880
0.800%, 6/8/23	140,000	139,837
3.400%, 8/9/23	350,000	363,661
0.350%, 8/11/23	225,000	222,921
0.350%, 2/2/24	200,000	197,224
0.500%, 8/9/24	140,000	137,653
2.150%, 8/15/24	250,000	255,852
0.900%, 11/8/24	250,000	248,198
1.800%, 2/6/25	175,000	177,757
1.100%, 5/11/26	350,000	343,278
Synchrony Financial
4.375%, 3/19/24	165,000	174,628
4.250%, 8/15/24	750,000	794,549
4.500%, 7/23/25	500,000	540,466
3.700%, 8/4/26	500,000	529,243
3.950%, 12/1/27	1,500,000	1,611,156
5.150%, 3/19/29	250,000	287,756
2.875%, 10/28/31	250,000	247,816
Toyota Motor Credit Corp.
2.700%, 1/11/23	500,000	510,272
0.400%, 4/6/23	345,000	343,528
0.500%, 8/14/23	770,000	765,454
1.350%, 8/25/23	500,000	503,900
3.350%, 1/8/24	500,000	523,372
0.450%, 1/11/24 (x)	750,000	744,573
2.900%, 4/17/24	500,000	520,265
0.500%, 6/18/24	500,000	492,069
0.625%, 9/13/24	375,000	369,905
2.000%, 10/7/24 (x)	500,000	509,787
3.400%, 4/14/25	750,000	797,616
0.800%, 1/9/26(x)	500,000	485,690
1.125%, 6/18/26	850,000	837,828
1.150%, 8/13/27	590,000	572,321
3.050%, 1/11/28	500,000	536,153
1.900%, 4/6/28	600,000	600,769
3.650%, 1/8/29	500,000	552,866
2.150%, 2/13/30	500,000	501,553
1.650%, 1/10/31	550,000	530,293
1.900%, 9/12/31	500,000	488,900

		100,056,450

Diversified Financial Services (0.4%)
Berkshire Hathaway, Inc.
3.000%, 2/11/23 (x)	500,000	512,354
2.750%, 3/15/23	1,000,000	1,020,702
3.125%, 3/15/26	1,395,000	1,491,615
Blackstone Private Credit Fund
2.350%, 11/22/24§	500,000	499,758
2.625%, 12/15/26§	1,000,000	974,318
3.250%, 3/15/27§	500,000	505,217
Block Financial LLC
5.250%, 10/1/25 (x)	500,000	554,397
2.500%, 7/15/28	350,000	350,741
3.875%, 8/15/30	230,000	245,176
National Rural Utilities Cooperative Finance Corp.
2.700%, 2/15/23	500,000	508,938
3.400%, 11/15/23	1,000,000	1,039,115
2.950%, 2/7/24	210,000	217,311
0.350%, 2/8/24	360,000	353,932
3.250%, 11/1/25	250,000	265,731
1.000%, 6/15/26	500,000	486,791
3.050%, 4/25/27	350,000	369,880
3.400%, 2/7/28	500,000	539,619
3.900%, 11/1/28	250,000	278,021
(ICE LIBOR USD 3 Month + 2.91%), 4.750%, 4/30/43 (k)	350,000	356,534
Series D
1.000%, 10/18/24	310,000	306,836
ORIX Corp.
4.050%, 1/16/24	500,000	527,429
3.250%, 12/4/24	750,000	788,258
3.700%, 7/18/27	400,000	434,214
2.250%, 3/9/31	350,000	349,476
Private Export Funding Corp.
Series KK
3.550%, 1/15/24	729,000	769,206
Shell International Finance BV
3.500%, 11/13/23	525,000	549,153
2.000%, 11/7/24	750,000	768,556
3.250%, 5/11/25	2,500,000	2,662,118
2.875%, 5/10/26 (x)	1,250,000	1,324,381
2.500%, 9/12/26	1,000,000	1,045,196
3.875%, 11/13/28	750,000	836,253
2.375%, 11/7/29	750,000	765,039
2.750%, 4/6/30	415,000	433,284
Voya Financial, Inc.
3.650%, 6/15/26	625,000	673,735

		22,803,284

Insurance (0.8%)
Aflac, Inc.
3.625%, 11/15/24	1,000,000	1,066,891
1.125%, 3/15/26	205,000	201,151
Alleghany Corp.
3.625%, 5/15/30	500,000	542,303
Allied World Assurance Co. Holdings Ltd.
4.350%, 10/29/25	250,000	268,373
Allstate Corp. (The)
3.150%, 6/15/23	156,000	161,255
0.750%, 12/15/25	185,000	179,830
3.280%, 12/15/26	500,000	537,034
1.450%, 12/15/30	300,000	283,641
Series B
(ICE LIBOR USD 3 Month + 2.94%), 5.750%, 8/15/53 (k)	500,000	518,750
American Financial Group, Inc.
3.500%, 8/15/26	635,000	679,065

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
American International Group, Inc.
2.500%, 6/30/25	$750,000	$772,757
4.200%, 4/1/28	375,000	419,947
4.250%, 3/15/29	500,000	568,256
3.400%, 6/30/30	750,000	810,223
Aon Corp.
4.500%, 12/15/28	650,000	742,286
3.750%, 5/2/29	350,000	383,729
2.800%, 5/15/30	500,000	513,238
2.050%, 8/23/31	750,000	727,654
2.600%, 12/2/31	355,000	361,034
Aon plc
3.500%, 6/14/24	350,000	369,198
3.875%, 12/15/25	600,000	648,622
Arch Capital Finance LLC
4.011%, 12/15/26	500,000	548,450
Assurant, Inc.
4.200%, 9/27/23	250,000	262,738
4.900%, 3/27/28 (x)	250,000	286,473
2.650%, 1/15/32	500,000	490,053
Assured Guaranty US Holdings, Inc.
5.000%, 7/1/24 (x)	484,000	524,200
Athene Holding Ltd.
4.125%, 1/12/28	750,000	820,296
AXIS Specialty Finance LLC
3.900%, 7/15/29	250,000	272,683
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.19%), 4.900%, 1/15/40 (k)(x)	200,000	209,000
AXIS Specialty Finance plc
4.000%, 12/6/27	500,000	543,910
Berkshire Hathaway Finance Corp.
1.850%, 3/12/30	165,000	163,340
1.450%, 10/15/30	395,000	377,638
Brighthouse Financial, Inc.
3.700%, 6/22/27 (x)	2,000,000	2,150,396
5.625%, 5/15/30	145,000	173,061
Brown & Brown, Inc.
4.200%, 9/15/24	350,000	373,522
4.500%, 3/15/29	300,000	338,087
Chubb INA Holdings, Inc.
3.350%, 5/15/24	600,000	632,344
3.150%, 3/15/25	1,000,000	1,056,818
3.350%, 5/3/26	410,000	440,278
1.375%, 9/15/30	1,665,000	1,567,191
CNA Financial Corp.
4.500%, 3/1/26	500,000	553,778
3.450%, 8/15/27	500,000	537,139
3.900%, 5/1/29	210,000	232,345
2.050%, 8/15/30	170,000	165,083
Enstar Group Ltd.
4.950%, 6/1/29	350,000	389,375
Fairfax Financial Holdings Ltd.
4.850%, 4/17/28	250,000	280,224
4.625%, 4/29/30	750,000	840,473
3.375%, 3/3/31	355,000	365,094
Fidelity National Financial, Inc.
4.500%, 8/15/28	475,000	533,011
3.400%, 6/15/30	300,000	316,303
First American Financial Corp.
4.600%, 11/15/24	500,000	542,740
4.000%, 5/15/30	180,000	196,976
2.400%, 8/15/31	315,000	307,354
Globe Life, Inc.
4.550%, 9/15/28	500,000	570,494
2.150%, 8/15/30	500,000	492,470
Hanover Insurance Group, Inc. (The)
4.500%, 4/15/26	750,000	824,231
Hartford Financial Services Group, Inc. (The)
2.800%, 8/19/29	535,000	557,038
Kemper Corp.
4.350%, 2/15/25	355,000	380,763
2.400%, 9/30/30 (x)	500,000	487,310
Lincoln National Corp.
4.000%, 9/1/23	215,000	225,371
3.625%, 12/12/26	500,000	540,672
Loews Corp.
2.625%, 5/15/23	900,000	917,782
3.750%, 4/1/26	300,000	325,122
3.200%, 5/15/30	60,000	63,768
Manulife Financial Corp.
4.150%, 3/4/26	1,000,000	1,094,136
2.484%, 5/19/27	350,000	358,023
(USD ICE Swap Rate 5 Year + 1.65%), 4.061%, 2/24/32 (k)	750,000	807,708
Markel Corp.
3.500%, 11/1/27	350,000	376,291
3.350%, 9/17/29	90,000	96,820
Marsh & McLennan Cos., Inc.
3.875%, 3/15/24	500,000	529,144
3.500%, 6/3/24	1,000,000	1,053,360
4.375%, 3/15/29	700,000	800,352
2.375%, 12/15/31	340,000	340,836
Mercury General Corp.
4.400%, 3/15/27	300,000	329,772
MetLife, Inc.
3.000%, 3/1/25	500,000	525,769
3.600%, 11/13/25	1,300,000	1,398,012
Series D
4.368%, 9/15/23 (e)	667,000	705,313
Old Republic International Corp.
4.875%, 10/1/24	400,000	435,848
3.875%, 8/26/26	500,000	542,080
PartnerRe Finance B LLC
3.700%, 7/2/29	350,000	382,583
Principal Financial Group, Inc.
3.100%, 11/15/26	350,000	368,660
3.700%, 5/15/29	375,000	414,248
2.125%, 6/15/30	750,000	742,364
Prudential Financial, Inc.
1.500%, 3/10/26	250,000	250,316
3.878%, 3/27/28	650,000	723,291
2.100%, 3/10/30 (x)	235,000	235,114
(ICE LIBOR USD 3 Month + 2.38%), 4.500%, 9/15/47 (k)	1,075,000	1,119,434
(ICE LIBOR USD 3 Month + 2.67%), 5.700%, 9/15/48 (k)	2,500,000	2,824,417
Prudential plc
3.125%, 4/14/30	1,500,000	1,597,657

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Reinsurance Group of America, Inc.
4.700%, 9/15/23	$1,000,000	$1,062,255
3.900%, 5/15/29	175,000	191,836
3.150%, 6/15/30	175,000	183,068
RenaissanceRe Finance, Inc.
3.700%, 4/1/25	250,000	266,396
3.450%, 7/1/27	195,000	209,195
RenaissanceRe Holdings Ltd.
3.600%, 4/15/29	500,000	545,092
Trinity Acquisition plc
4.400%, 3/15/26	250,000	274,361
Unum Group
4.000%, 3/15/24	300,000	316,418
4.000%, 6/15/29	180,000	198,710
Willis North America, Inc.
3.600%, 5/15/24	550,000	575,472
4.500%, 9/15/28	500,000	562,661
2.950%, 9/15/29	540,000	552,279

		55,619,922

Thrifts & Mortgage Finance (0.0%)
BPCE SA
4.000%, 4/15/24	1,250,000	1,331,193
3.375%, 12/2/26	500,000	535,488

		1,866,681

Total Financials		873,889,514

Health Care (2.8%)
Biotechnology (0.4%)
AbbVie, Inc.
2.850%, 5/14/23	1,000,000	1,021,485
3.750%, 11/14/23	700,000	732,513
3.850%, 6/15/24	1,250,000	1,320,038
2.600%, 11/21/24	2,790,000	2,878,937
3.800%, 3/15/25	1,125,000	1,202,236
3.200%, 5/14/26	1,500,000	1,585,534
2.950%, 11/21/26	1,430,000	1,504,628
3.200%, 11/21/29	3,790,000	4,058,259
Amgen, Inc.
2.250%, 8/19/23	1,150,000	1,174,175
3.625%, 5/22/24	750,000	788,896
1.900%, 2/21/25	265,000	268,069
3.125%, 5/1/25	250,000	262,986
2.600%, 8/19/26	1,150,000	1,195,117
2.200%, 2/21/27	705,000	716,313
3.200%, 11/2/27	1,250,000	1,325,600
1.650%, 8/15/28	600,000	588,824
2.450%, 2/21/30	950,000	958,924
Baxalta, Inc.
4.000%, 6/23/25	239,000	257,617
Biogen, Inc.
4.050%, 9/15/25	570,000	619,847
2.250%, 5/1/30	735,000	724,797
Gilead Sciences, Inc.
2.500%, 9/1/23	755,000	772,270
0.750%, 9/29/23	347,000	346,014
3.700%, 4/1/24	1,000,000	1,050,129
1.200%, 10/1/27	235,000	227,866
1.650%, 10/1/30	2,790,000	2,671,082
Regeneron Pharmaceuticals, Inc.
1.750%, 9/15/30	2,350,000	2,218,626

		30,470,782

Health Care Equipment & Supplies (0.3%)
Abbott Laboratories
2.950%, 3/15/25	1,000,000	1,048,240
3.875%, 9/15/25	490,000	533,470
3.750%, 11/30/26	978,000	1,083,795
1.150%, 1/30/28	170,000	165,312
1.400%, 6/30/30	160,000	154,270
Baxter International, Inc.
0.868%, 12/1/23§	500,000	496,089
1.322%, 11/29/24§	500,000	499,530
2.600%, 8/15/26	500,000	518,736
1.915%, 2/1/27§	500,000	502,127
2.272%, 12/1/28§	500,000	503,464
Becton Dickinson and Co.
3.363%, 6/6/24	454,000	474,476
3.734%, 12/15/24	508,000	539,879
3.700%, 6/6/27	1,467,000	1,592,135
2.823%, 5/20/30	355,000	366,082
1.957%, 2/11/31	665,000	639,023
Boston Scientific Corp.
3.450%, 3/1/24	625,000	654,043
3.850%, 5/15/25	382,000	409,739
1.900%, 6/1/25	310,000	312,657
3.750%, 3/1/26	1,000,000	1,075,147
4.000%, 3/1/29	700,000	776,248
DH Europe Finance II SARL
2.200%, 11/15/24	500,000	511,063
2.600%, 11/15/29	315,000	325,176
Edwards Lifesciences Corp.
4.300%, 6/15/28	750,000	843,659
Medtronic, Inc.
3.500%, 3/15/25	934,000	994,241
Smith & Nephew plc
2.032%, 10/14/30	500,000	482,113
STERIS Irish FinCo. UnLtd. Co.
2.700%, 3/15/31	430,000	433,480
Stryker Corp.
0.600%, 12/1/23	165,000	163,656
1.150%, 6/15/25	500,000	493,208
3.375%, 11/1/25	2,000,000	2,127,849
3.500%, 3/15/26	375,000	401,768
3.650%, 3/7/28	600,000	652,791
1.950%, 6/15/30	500,000	487,837
Zimmer Biomet Holdings, Inc.
1.450%, 11/22/24	355,000	354,330
2.600%, 11/24/31	500,000	503,063

		21,118,696

Health Care Providers & Services (1.0%)
Adventist Health System
2.952%, 3/1/29	250,000	261,040
Advocate Health & Hospitals Corp.
3.829%, 8/15/28	100,000	111,525
Series 2020
2.211%, 6/15/30	150,000	151,724
Aetna, Inc.
2.800%, 6/15/23	675,000	688,548
3.500%, 11/15/24	500,000	528,357

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
AmerisourceBergen Corp.
3.400%, 5/15/24	$600,000	$628,154
3.450%, 12/15/27	400,000	428,131
2.800%, 5/15/30	750,000	768,141
2.700%, 3/15/31	600,000	605,277
Anthem, Inc.
3.300%, 1/15/23	150,000	153,891
3.350%, 12/1/24	500,000	527,285
2.375%, 1/15/25	555,000	569,450
1.500%, 3/15/26	750,000	744,271
3.650%, 12/1/27	715,000	778,704
2.875%, 9/15/29	200,000	208,834
2.250%, 5/15/30	165,000	163,528
2.550%, 3/15/31	750,000	765,205
Banner Health
2.338%, 1/1/30	190,000	192,564
Baylor Scott & White Holdings
Series 2021
1.777%, 11/15/30	50,000	48,234
Cardinal Health, Inc.
3.200%, 3/15/23	1,000,000	1,024,734
3.079%, 6/15/24	500,000	519,076
3.410%, 6/15/27	1,250,000	1,341,296
Cigna Corp.
3.750%, 7/15/23	539,000	560,737
0.613%, 3/15/24	300,000	295,909
4.125%, 11/15/25	525,000	574,274
4.500%, 2/25/26	1,000,000	1,112,707
1.250%, 3/15/26	500,000	491,337
4.375%, 10/15/28	1,340,000	1,523,022
2.400%, 3/15/30	4,350,000	4,377,763
2.375%, 3/15/31	450,000	451,353
CommonSpirit Health
2.760%, 10/1/24	150,000	154,728
1.547%, 10/1/25	330,000	326,895
3.347%, 10/1/29	185,000	196,603
2.782%, 10/1/30	340,000	348,422
CVS Health Corp.
2.625%, 8/15/24	235,000	242,584
4.100%, 3/25/25	961,000	1,040,254
3.875%, 7/20/25	2,400,000	2,593,455
2.875%, 6/1/26	1,500,000	1,568,632
3.000%, 8/15/26	250,000	262,420
1.300%, 8/21/27	1,500,000	1,453,872
4.300%, 3/25/28	2,587,000	2,904,242
3.250%, 8/15/29	335,000	357,337
1.750%, 8/21/30	4,000,000	3,811,047
HCA, Inc.
4.750%, 5/1/23	845,000	883,566
5.000%, 3/15/24	1,360,000	1,462,298
5.250%, 4/15/25	945,000	1,045,446
5.250%, 6/15/26	1,000,000	1,124,660
4.500%, 2/15/27	820,000	903,364
4.125%, 6/15/29	525,000	578,665
2.375%, 7/15/31 (x)	750,000	737,017
Humana, Inc.
0.650%, 8/3/23	250,000	247,917
1.350%, 2/3/27	540,000	521,929
3.950%, 3/15/27	375,000	409,645
3.125%, 8/15/29	625,000	653,785
Kaiser Foundation Hospitals
3.150%, 5/1/27	375,000	400,050
Laboratory Corp. of America Holdings
4.000%, 11/1/23	500,000	521,763
3.250%, 9/1/24	750,000	782,815
2.300%, 12/1/24	250,000	254,458
1.550%, 6/1/26	1,070,000	1,048,853
McKesson Corp.
0.900%, 12/3/25	295,000	286,121
1.300%, 8/15/26	1,665,000	1,621,722
Mercy Health
Series 2018
4.302%, 7/1/28 (x)	125,000	140,511
PeaceHealth Obligated Group
Series 2020
1.375%, 11/15/25	125,000	124,284
Providence St Joseph Health Obligated Group
Series H
2.746%, 10/1/26	400,000	419,116
Quest Diagnostics, Inc.
3.500%, 3/30/25	400,000	422,352
3.450%, 6/1/26	775,000	825,120
SSM Health Care Corp.
Series 2018
3.688%, 6/1/23	750,000	773,498
Sutter Health
Series 20A
1.321%, 8/15/25	350,000	346,851
2.294%, 8/15/30	415,000	414,544
Toledo Hospital (The)
Series B
5.325%, 11/15/28	300,000	340,616
UnitedHealth Group, Inc.
2.875%, 3/15/23	600,000	614,847
3.500%, 6/15/23	650,000	674,491
3.500%, 2/15/24	200,000	210,125
0.550%, 5/15/24	665,000	655,643
2.375%, 8/15/24	250,000	257,707
3.750%, 7/15/25	1,000,000	1,083,624
3.700%, 12/15/25	200,000	216,709
1.250%, 1/15/26	265,000	262,177
3.100%, 3/15/26	500,000	534,145
1.150%, 5/15/26 (x)	750,000	736,038
3.450%, 1/15/27	750,000	811,457
2.950%, 10/15/27	1,000,000	1,057,347
3.850%, 6/15/28	1,000,000	1,110,959
3.875%, 12/15/28	250,000	279,049
2.875%, 8/15/29	770,000	813,485
2.000%, 5/15/30	395,000	392,347
2.300%, 5/15/31	750,000	761,884
Universal Health Services, Inc.
1.650%, 9/1/26§	625,000	612,084

		64,230,646

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
2.750%, 9/15/29	175,000	179,881
2.100%, 6/4/30	290,000	284,070
2.300%, 3/12/31	750,000	740,904
Danaher Corp.
3.350%, 9/15/25	310,000	330,728

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Illumina, Inc.
0.550%, 3/23/23	$225,000	$223,499
2.550%, 3/23/31	225,000	224,849
PerkinElmer, Inc.
0.850%, 9/15/24	295,000	290,434
3.300%, 9/15/29	625,000	662,361
2.550%, 3/15/31	415,000	417,716
2.250%, 9/15/31	355,000	344,761
Thermo Fisher Scientific, Inc.
0.797%, 10/18/23	1,580,000	1,574,252
1.215%, 10/18/24	1,500,000	1,497,453
3.650%, 12/15/25	500,000	540,020
1.750%, 10/15/28	890,000	882,336

		8,193,264

Pharmaceuticals (1.0%)
Astrazeneca Finance LLC
0.700%, 5/28/24	400,000	396,060
1.200%, 5/28/26	250,000	246,965
1.750%, 5/28/28	400,000	397,163
2.250%, 5/28/31	325,000	327,202
AstraZeneca plc
0.300%, 5/26/23	375,000	372,130
3.500%, 8/17/23	350,000	363,953
3.375%, 11/16/25	1,500,000	1,605,871
0.700%, 4/8/26	1,000,000	964,348
3.125%, 6/12/27	1,150,000	1,230,007
1.375%, 8/6/30	1,000,000	944,198
Bristol-Myers Squibb Co.
2.750%, 2/15/23	500,000	509,691
3.250%, 2/20/23	1,202,000	1,233,687
0.537%, 11/13/23	395,000	392,073
2.900%, 7/26/24	708,000	736,644
3.875%, 8/15/25	472,000	513,714
0.750%, 11/13/25	600,000	585,446
3.200%, 6/15/26	600,000	643,272
3.250%, 2/27/27	750,000	808,508
1.125%, 11/13/27	600,000	579,595
3.450%, 11/15/27	750,000	818,144
3.900%, 2/20/28	2,750,000	3,061,323
3.400%, 7/26/29	2,500,000	2,733,953
1.450%, 11/13/30	355,000	337,820
Eli Lilly and Co.
2.750%, 6/1/25	707,000	739,130
3.375%, 3/15/29	258,000	282,405
GlaxoSmithKline Capital plc
0.534%, 10/1/23	550,000	547,605
3.000%, 6/1/24	875,000	913,197
GlaxoSmithKline Capital, Inc.
2.800%, 3/18/23	1,156,000	1,184,071
3.375%, 5/15/23	500,000	516,928
3.625%, 5/15/25	280,000	300,468
3.875%, 5/15/28	500,000	557,378
Johnson & Johnson
2.050%, 3/1/23	750,000	760,048
3.375%, 12/5/23	500,000	523,964
2.625%, 1/15/25	750,000	780,959
0.550%, 9/1/25	500,000	486,317
2.450%, 3/1/26	750,000	782,530
2.950%, 3/3/27	2,000,000	2,139,137
0.950%, 9/1/27	625,000	608,337
1.300%, 9/1/30	705,000	679,876
Merck & Co., Inc.
2.800%, 5/18/23	1,700,000	1,749,560
2.900%, 3/7/24	340,000	353,575
2.750%, 2/10/25	1,000,000	1,039,723
0.750%, 2/24/26 (x)	440,000	429,442
1.700%, 6/10/27	600,000	603,957
1.900%, 12/10/28	300,000	301,257
3.400%, 3/7/29	750,000	820,976
1.450%, 6/24/30	895,000	856,777
2.150%, 12/10/31	570,000	571,699
Mylan, Inc.
4.550%, 4/15/28	500,000	559,483
Novartis Capital Corp.
1.750%, 2/14/25	750,000	760,793
2.000%, 2/14/27	750,000	760,248
3.100%, 5/17/27	1,000,000	1,067,750
Pfizer, Inc.
3.000%, 6/15/23	1,000,000	1,031,854
3.200%, 9/15/23	750,000	777,427
2.950%, 3/15/24	750,000	780,338
3.400%, 5/15/24	1,500,000	1,580,019
0.800%, 5/28/25	315,000	310,309
2.750%, 6/3/26	1,000,000	1,059,314
3.600%, 9/15/28	1,350,000	1,500,078
3.450%, 3/15/29	1,000,000	1,103,136
1.700%, 5/28/30	250,000	244,263
1.750%, 8/18/31 (x)	490,000	477,685
Royalty Pharma plc
0.750%, 9/2/23	535,000	529,987
1.200%, 9/2/25	715,000	698,916
1.750%, 9/2/27	455,000	442,776
2.200%, 9/2/30	415,000	402,257
Sanofi
3.375%, 6/19/23	750,000	776,966
3.625%, 6/19/28	750,000	844,433
Shire Acquisitions Investments Ireland DAC
3.200%, 9/23/26	2,450,000	2,600,112
Takeda Pharmaceutical Co. Ltd.
5.000%, 11/26/28	1,000,000	1,175,665
2.050%, 3/31/30	470,000	458,254
Utah Acquisition Sub, Inc.
3.950%, 6/15/26	1,750,000	1,885,468
Viatris, Inc.
1.650%, 6/22/25	535,000	532,171
2.300%, 6/22/27	375,000	376,533
2.700%, 6/22/30	885,000	879,818
Zoetis, Inc.
3.250%, 2/1/23	1,185,000	1,209,226
4.500%, 11/13/25	750,000	829,631
3.000%, 9/12/27	500,000	528,143
3.900%, 8/20/28	350,000	389,647
2.000%, 5/15/30	500,000	492,099

		65,395,882

Total Health Care		189,409,270

Industrials (2.1%)
Aerospace & Defense (0.7%)
Boeing Co. (The)
1.167%, 2/4/23	780,000	780,079
2.800%, 3/1/23	1,000,000	1,017,229
4.508%, 5/1/23	1,500,000	1,560,807

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
1.875%, 6/15/23	$300,000	$302,139
1.950%, 2/1/24	330,000	333,786
1.433%, 2/4/24	835,000	833,564
2.800%, 3/1/24	500,000	513,467
2.850%, 10/30/24	300,000	309,360
4.875%, 5/1/25	1,430,000	1,565,103
2.600%, 10/30/25 (x)	650,000	665,914
2.750%, 2/1/26	600,000	617,462
2.196%, 2/4/26	1,250,000	1,247,466
3.100%, 5/1/26	500,000	520,256
2.250%, 6/15/26	300,000	300,266
2.700%, 2/1/27	365,000	371,095
5.040%, 5/1/27	1,500,000	1,694,313
3.250%, 2/1/28	600,000	623,775
3.450%, 11/1/28	300,000	314,314
3.200%, 3/1/29	500,000	517,000
2.950%, 2/1/30	750,000	760,079
5.150%, 5/1/30	3,000,000	3,499,747
General Dynamics Corp.
3.375%, 5/15/23	625,000	645,852
1.875%, 8/15/23	650,000	659,566
2.375%, 11/15/24	500,000	516,127
3.500%, 5/15/25	750,000	800,829
1.150%, 6/1/26	415,000	409,035
2.125%, 8/15/26	750,000	768,086
3.750%, 5/15/28	805,000	890,189
Huntington Ingalls Industries, Inc.
0.670%, 8/16/23§	305,000	302,282
2.043%, 8/16/28§	1,000,000	972,039
L3Harris Technologies, Inc.
3.850%, 6/15/23	535,000	555,071
3.950%, 5/28/24	206,000	217,102
3.832%, 4/27/25	200,000	213,000
3.850%, 12/15/26	245,000	265,938
4.400%, 6/15/28	1,750,000	1,963,219
Leidos, Inc.
2.950%, 5/15/23	110,000	112,521
3.625%, 5/15/25	120,000	127,387
4.375%, 5/15/30	95,000	105,808
Lockheed Martin Corp.
3.100%, 1/15/23	500,000	510,477
2.900%, 3/1/25	250,000	261,183
3.550%, 1/15/26	1,250,000	1,355,292
Northrop Grumman Corp.
3.250%, 8/1/23	2,100,000	2,173,665
2.930%, 1/15/25	1,000,000	1,042,296
3.250%, 1/15/28	1,500,000	1,600,373
Precision Castparts Corp.
2.500%, 1/15/23	562,000	569,281
3.250%, 6/15/25	750,000	795,952
Raytheon Technologies Corp.
3.200%, 3/15/24	1,000,000	1,039,857
3.950%, 8/16/25	375,000	405,543
3.500%, 3/15/27	715,000	770,247
3.125%, 5/4/27	1,250,000	1,315,916
4.125%, 11/16/28	2,000,000	2,234,826
1.900%, 9/1/31	1,520,000	1,466,040
2.375%, 3/15/32	750,000	748,449
Textron, Inc.
3.875%, 3/1/25	285,000	303,706
4.000%, 3/15/26	175,000	189,272
3.650%, 3/15/27	250,000	268,264

		44,921,911

Air Freight & Logistics (0.1%)
CH Robinson Worldwide, Inc.
4.200%, 4/15/28	500,000	561,654
FedEx Corp.
3.250%, 4/1/26	500,000	532,818
3.400%, 2/15/28	500,000	540,049
4.200%, 10/17/28	500,000	562,578
3.100%, 8/5/29	750,000	791,448
United Parcel Service, Inc.
2.500%, 4/1/23	750,000	764,265
2.200%, 9/1/24	150,000	154,419
2.800%, 11/15/24	500,000	522,434
3.050%, 11/15/27 (x)	750,000	804,495
3.400%, 3/15/29	310,000	338,534
2.500%, 9/1/29	150,000	155,185

		5,727,879

Airlines (0.0%)
Southwest Airlines Co.
5.250%, 5/4/25	765,000	850,053
3.000%, 11/15/26	250,000	261,868
5.125%, 6/15/27	850,000	970,135
3.450%, 11/16/27	250,000	266,836
2.625%, 2/10/30	350,000	348,602

		2,697,494

Building Products (0.1%)
Carlisle Cos., Inc.
0.550%, 9/1/23	190,000	188,343
3.500%, 12/1/24	530,000	558,122
Carrier Global Corp.
2.242%, 2/15/25	750,000	766,919
2.493%, 2/15/27	830,000	850,052
2.722%, 2/15/30	1,570,000	1,600,606
Fortune Brands Home & Security, Inc.
4.000%, 9/21/23	500,000	523,931
4.000%, 6/15/25	350,000	374,636
3.250%, 9/15/29	350,000	370,472
Johnson Controls International plc
3.625%, 7/2/24 (e)	200,000	209,815
1.750%, 9/15/30	265,000	252,798
2.000%, 9/16/31	585,000	562,485
Lennox International, Inc.
3.000%, 11/15/23	175,000	179,704
1.350%, 8/1/25	135,000	133,191
1.700%, 8/1/27	100,000	97,606
Masco Corp.
1.500%, 2/15/28	375,000	362,343
2.000%, 10/1/30	500,000	479,783
2.000%, 2/15/31	500,000	478,624
Owens Corning
4.200%, 12/1/24	300,000	320,410
3.400%, 8/15/26	285,000	300,764
3.950%, 8/15/29	250,000	273,048

		8,883,652

Commercial Services & Supplies (0.1%)
Cintas Corp. No. 2
3.700%, 4/1/27	600,000	654,849

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
RELX Capital, Inc.
3.500%, 3/16/23	$925,000	$952,265
4.000%, 3/18/29	750,000	830,096
3.000%, 5/22/30	250,000	262,005
Republic Services, Inc.
4.750%, 5/15/23	546,000	568,365
2.500%, 8/15/24	235,000	241,894
0.875%, 11/15/25	200,000	193,576
3.375%, 11/15/27	275,000	293,808
3.950%, 5/15/28	750,000	830,676
Steelcase, Inc.
5.125%, 1/18/29	350,000	396,258
Waste Connections, Inc.
3.500%, 5/1/29	750,000	808,048
Waste Management, Inc.
0.750%, 11/15/25	135,000	131,165
3.150%, 11/15/27	750,000	800,607
1.150%, 3/15/28	195,000	184,899
2.000%, 6/1/29	250,000	249,075

		7,397,586

Construction & Engineering (0.0%)
Quanta Services, Inc.
0.950%, 10/1/24	160,000	157,445
2.900%, 10/1/30	1,000,000	1,021,342

		1,178,787

Electrical Equipment (0.1%)
Eaton Corp.
3.103%, 9/15/27	500,000	529,177
Emerson Electric Co.
2.625%, 2/15/23	256,000	260,122
3.150%, 6/1/25	350,000	368,660
0.875%, 10/15/26	665,000	645,051
1.800%, 10/15/27	235,000	234,254
2.000%, 12/21/28	600,000	598,086
2.200%, 12/21/31	600,000	597,919
Hubbell, Inc.
3.350%, 3/1/26	750,000	790,257
3.150%, 8/15/27	150,000	157,499
3.500%, 2/15/28	500,000	540,212
2.300%, 3/15/31	290,000	289,804
Rockwell Automation, Inc.
0.350%, 8/15/23	235,000	233,450
2.875%, 3/1/25	500,000	521,850
3.500%, 3/1/29	300,000	328,739
1.750%, 8/15/31	200,000	193,967

		6,289,047

Industrial Conglomerates (0.2%)
3M Co.
1.750%, 2/14/23	350,000	353,605
2.250%, 3/15/23	355,000	360,808
3.250%, 2/14/24	850,000	887,998
2.000%, 2/14/25 (x)	500,000	510,088
3.000%, 8/7/25 (x)	750,000	793,293
2.250%, 9/19/26	500,000	514,192
2.875%, 10/15/27	500,000	532,030
3.625%, 9/14/28	500,000	554,067
2.375%, 8/26/29	750,000	767,268
Honeywell International, Inc.
2.300%, 8/15/24	500,000	514,211
1.350%, 6/1/25	500,000	500,161
2.500%, 11/1/26	1,000,000	1,040,961
1.100%, 3/1/27	1,200,000	1,165,856
2.700%, 8/15/29	295,000	308,910
1.950%, 6/1/30	1,000,000	991,614
1.750%, 9/1/31	960,000	931,739
Pentair Finance SARL
4.500%, 7/1/29	250,000	282,975
Roper Technologies, Inc.
3.650%, 9/15/23	1,000,000	1,039,451
2.350%, 9/15/24	165,000	169,214
1.000%, 9/15/25	310,000	302,431
3.850%, 12/15/25	125,000	134,648
3.800%, 12/15/26	285,000	310,282
1.400%, 9/15/27	375,000	363,373
2.950%, 9/15/29	210,000	216,552
2.000%, 6/30/30	440,000	422,253
Trane Technologies Luxembourg Finance SA
3.500%, 3/21/26	500,000	532,227
3.800%, 3/21/29	500,000	544,041

		15,044,248

Machinery (0.3%)
Caterpillar, Inc.
3.400%, 5/15/24	715,000	751,161
2.600%, 9/19/29	350,000	365,137
1.900%, 3/12/31 (x)	350,000	347,421
CNH Industrial Capital LLC
1.950%, 7/2/23	160,000	161,958
4.200%, 1/15/24	700,000	737,700
1.875%, 1/15/26	875,000	875,566
1.450%, 7/15/26	500,000	489,464
CNH Industrial NV
3.850%, 11/15/27	655,000	710,053
Crane Co.
4.450%, 12/15/23	400,000	420,935
Cummins, Inc.
3.650%, 10/1/23	500,000	520,313
0.750%, 9/1/25	165,000	161,489
Dover Corp.
3.150%, 11/15/25	250,000	264,239
2.950%, 11/4/29	105,000	110,262
Fortive Corp.
3.150%, 6/15/26 (x)	1,500,000	1,585,390
IDEX Corp.
3.000%, 5/1/30	250,000	261,738
Illinois Tool Works, Inc.
3.500%, 3/1/24	1,000,000	1,045,841
2.650%, 11/15/26	950,000	993,764
Kennametal, Inc.
4.625%, 6/15/28	250,000	280,207
nVent Finance Sarl
2.750%, 11/15/31	500,000	498,202
Oshkosh Corp.
4.600%, 5/15/28	250,000	281,381
Otis Worldwide Corp.
2.056%, 4/5/25	1,030,000	1,048,363
2.293%, 4/5/27	800,000	814,470
2.565%, 2/15/30	925,000	938,007

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Parker-Hannifin Corp.
2.700%, 6/14/24	$165,000	$170,210
3.300%, 11/21/24	600,000	627,647
3.250%, 6/14/29	270,000	285,121
Stanley Black & Decker, Inc.
3.400%, 3/1/26	355,000	377,658
4.250%, 11/15/28	350,000	397,214
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.000%, 3/15/60 (k)	310,000	316,543
Westinghouse Air Brake Technologies Corp.
4.400%, 3/15/24 (e)	750,000	793,650
3.200%, 6/15/25	180,000	187,434
3.450%, 11/15/26	500,000	529,375
4.950%, 9/15/28 (e)	750,000	852,608
Xylem, Inc.
3.250%, 11/1/26	570,000	607,745
1.950%, 1/30/28	350,000	345,539

		19,153,805

Professional Services (0.0%)
Equifax, Inc.
3.950%, 6/15/23	100,000	103,687
2.600%, 12/1/24	250,000	258,372
Thomson Reuters Corp.
4.300%, 11/23/23	500,000	525,191
3.350%, 5/15/26	570,000	605,107
Verisk Analytics, Inc.
4.000%, 6/15/25	400,000	431,144
4.125%, 3/15/29	500,000	557,764

		2,481,265

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
3.850%, 9/1/23	750,000	780,443
3.750%, 4/1/24	250,000	264,074
3.400%, 9/1/24	500,000	526,317
3.000%, 4/1/25	750,000	788,577
3.650%, 9/1/25	500,000	538,530
3.250%, 6/15/27 (x)	400,000	431,075
Canadian National Railway Co.
2.950%, 11/21/24	250,000	261,679
Canadian Pacific Railway Co.
1.350%, 12/2/24	570,000	570,706
2.900%, 2/1/25	1,000,000	1,041,468
1.750%, 12/2/26	290,000	291,299
2.050%, 3/5/30	180,000	176,887
2.450%, 12/2/31	335,000	341,045
CSX Corp.
3.350%, 11/1/25	500,000	535,151
2.600%, 11/1/26	750,000	781,003
3.250%, 6/1/27	550,000	588,718
JB Hunt Transport Services, Inc.
3.875%, 3/1/26	500,000	541,838
Kansas City Southern
3.000%, 5/15/23	121,000	123,739
2.875%, 11/15/29	310,000	321,111
Norfolk Southern Corp.
2.900%, 6/15/26	500,000	525,006
3.150%, 6/1/27	365,000	386,619
2.550%, 11/1/29	500,000	511,613
Ryder System, Inc.
3.400%, 3/1/23	650,000	666,481
3.750%, 6/9/23	500,000	517,789
3.875%, 12/1/23	250,000	262,214
3.650%, 3/18/24	350,000	368,062
2.500%, 9/1/24	385,000	395,473
3.350%, 9/1/25	500,000	527,170
1.750%, 9/1/26	310,000	308,101
2.900%, 12/1/26	220,000	229,253
Union Pacific Corp.
2.950%, 1/15/23	500,000	508,154
2.750%, 4/15/23	1,000,000	1,018,602
3.500%, 6/8/23	750,000	776,288
3.646%, 2/15/24	500,000	522,979
3.150%, 3/1/24	200,000	208,863
3.750%, 7/15/25	625,000	673,147
3.250%, 8/15/25	250,000	265,079
2.750%, 3/1/26	250,000	261,796
2.150%, 2/5/27	500,000	512,717
3.700%, 3/1/29	530,000	585,056
2.400%, 2/5/30	430,000	438,542
2.375%, 5/20/31	470,000	477,627

		19,850,291

Trading Companies & Distributors (0.2%)
Air Lease Corp.
2.250%, 1/15/23	235,000	237,490
2.750%, 1/15/23	400,000	406,653
3.875%, 7/3/23	500,000	517,827
0.800%, 8/18/24	415,000	406,014
4.250%, 9/15/24	1,000,000	1,061,936
2.300%, 2/1/25	350,000	357,676
3.375%, 7/1/25	235,000	245,060
2.875%, 1/15/26	790,000	811,931
3.750%, 6/1/26	375,000	398,450
1.875%, 8/17/26	375,000	368,239
2.100%, 9/1/28	455,000	438,101
3.000%, 2/1/30	250,000	251,601
3.125%, 12/1/30	350,000	355,241
Aircastle Ltd.
5.000%, 4/1/23	465,000	485,572
4.400%, 9/25/23	500,000	523,925
4.125%, 5/1/24	465,000	486,176
4.250%, 6/15/26	235,000	251,718
GATX Corp.
4.350%, 2/15/24	1,000,000	1,060,571
3.250%, 3/30/25	400,000	417,759
WW Grainger, Inc.
1.850%, 2/15/25	350,000	354,574

		9,436,514

Total Industrials		143,062,479

Information Technology (3.0%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
2.600%, 2/28/23	500,000	511,269
2.200%, 9/20/23	750,000	766,644
3.500%, 6/15/25	425,000	456,921
2.950%, 2/28/26	750,000	799,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Juniper Networks, Inc.
1.200%, 12/10/25	$210,000	$205,864
3.750%, 8/15/29	500,000	543,465
2.000%, 12/10/30	320,000	302,861
Motorola Solutions, Inc.
4.600%, 2/23/28	550,000	620,333
4.600%, 5/23/29	350,000	398,684
2.750%, 5/24/31	1,500,000	1,500,815

		6,106,010

Electronic Equipment, Instruments & Components (0.2%)
Allegion US Holding Co., Inc.
3.200%, 10/1/24	500,000	518,855
3.550%, 10/1/27	500,000	528,415
Amphenol Corp.
3.200%, 4/1/24	250,000	260,185
2.050%, 3/1/25	1,000,000	1,013,408
2.200%, 9/15/31	440,000	429,878
Arrow Electronics, Inc.
3.250%, 9/8/24	300,000	313,103
Avnet, Inc.
4.625%, 4/15/26	500,000	549,235
3.000%, 5/15/31	500,000	489,472
CDW LLC
2.670%, 12/1/26	715,000	732,317
3.276%, 12/1/28	535,000	547,974
3.569%, 12/1/31	750,000	778,545
Flex Ltd.
4.750%, 6/15/25	800,000	871,000
3.750%, 2/1/26	500,000	532,750
4.875%, 6/15/29	350,000	397,040
4.875%, 5/12/30	665,000	758,699
Jabil, Inc.
1.700%, 4/15/26	185,000	183,047
3.950%, 1/12/28	270,000	295,671
3.600%, 1/15/30	150,000	161,296
Keysight Technologies, Inc.
4.550%, 10/30/24	600,000	647,951
4.600%, 4/6/27	465,000	520,243
3.000%, 10/30/29	250,000	261,424
Teledyne Technologies, Inc.
0.650%, 4/1/23 (x)	500,000	496,607
0.950%, 4/1/24	500,000	494,482
1.600%, 4/1/26	500,000	493,950
2.250%, 4/1/28	500,000	499,587
Trimble, Inc.
4.150%, 6/15/23	350,000	363,820
4.750%, 12/1/24	350,000	378,613
4.900%, 6/15/28	450,000	512,820
Tyco Electronics Group SA
3.450%, 8/1/24	335,000	349,428
3.700%, 2/15/26	250,000	268,255
3.125%, 8/15/27	365,000	389,277
Vontier Corp.
1.800%, 4/1/26§	310,000	303,025
2.400%, 4/1/28§	500,000	481,875

		15,822,247

IT Services (0.7%)
Amdocs Ltd.
2.538%, 6/15/30	500,000	496,607
Automatic Data Processing, Inc.
3.375%, 9/15/25	500,000	536,879
1.700%, 5/15/28	485,000	480,113
Broadridge Financial Solutions, Inc.
3.400%, 6/27/26	350,000	372,601
2.900%, 12/1/29	500,000	514,991
2.600%, 5/1/31	1,000,000	1,004,995
DXC Technology Co. 1.800%, 9/15/26	750,000	736,858
2.375%, 9/15/28	750,000	738,856
Fidelity National Information Services, Inc.
0.375%, 3/1/23	240,000	238,546
0.600%, 3/1/24	200,000	197,028
1.150%, 3/1/26	325,000	317,171
1.650%, 3/1/28	215,000	208,281
2.250%, 3/1/31	600,000	586,912
Fiserv, Inc. 3.800%, 10/1/23	375,000	392,085
2.750%, 7/1/24	1,350,000	1,391,819
3.850%, 6/1/25	1,500,000	1,605,813
3.200%, 7/1/26	250,000	264,525
2.250%, 6/1/27	1,000,000	1,015,482
4.200%, 10/1/28	465,000	520,733
3.500%, 7/1/29	890,000	956,088
2.650%, 6/1/30	1,500,000	1,515,922
Genpact Luxembourg Sarl 3.375%, 12/1/24	250,000	262,726
1.750%, 4/10/26	200,000	198,791
Global Payments, Inc. 3.750%, 6/1/23	450,000	463,258
4.000%, 6/1/23	500,000	519,614
1.500%, 11/15/24	275,000	274,561
2.650%, 2/15/25	750,000	768,317
1.200%, 3/1/26	560,000	544,000
4.800%, 4/1/26	1,000,000	1,109,204
2.150%, 1/15/27	500,000	499,320
4.450%, 6/1/28	500,000	556,986
3.200%, 8/15/29	750,000	779,576
2.900%, 5/15/30	235,000	238,782
2.900%, 11/15/31	500,000	507,656
International Business Machines Corp.
3.375%, 8/1/23	1,000,000	1,038,466
3.625%, 2/12/24	1,000,000	1,053,068
3.000%, 5/15/24	2,750,000	2,869,253
3.450%, 2/19/26	1,000,000	1,069,087
3.300%, 5/15/26	1,500,000	1,600,641
3.300%, 1/27/27 (x)	1,095,000	1,170,967
1.700%, 5/15/27	405,000	402,771
1.950%, 5/15/30	220,000	214,534
Mastercard, Inc. 3.375%, 4/1/24	1,000,000	1,052,775
2.000%, 3/3/25	500,000	512,024
2.950%, 11/21/26	1,150,000	1,223,074
3.500%, 2/26/28	140,000	153,599
2.950%, 6/1/29	700,000	748,843
1.900%, 3/15/31 (x)	1,200,000	1,196,135
2.000%, 11/18/31	500,000	497,104
PayPal Holdings, Inc. 1.350%, 6/1/23	555,000	558,782
2.400%, 10/1/24	535,000	553,212
1.650%, 6/1/25	1,000,000	1,006,533

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
2.650%, 10/1/26	$335,000	$351,396
2.300%, 6/1/30	1,000,000	1,012,073
Visa, Inc. 3.150%, 12/14/25	3,450,000	3,677,380
0.750%, 8/15/27	465,000	444,877
2.750%, 9/15/27	300,000	317,694
Western Union Co. (The) 4.250%, 6/9/23	250,000	259,987
2.850%, 1/10/25	125,000	129,503
1.350%, 3/15/26 (x)	350,000	341,462
2.750%, 3/15/31	350,000	345,557

		44,615,893

Semiconductors & Semiconductor Equipment (0.7%)
Altera Corp. 4.100%, 11/15/23	600,000	632,746
Analog Devices, Inc. 3.500%, 12/5/26	500,000	542,852
1.700%, 10/1/28	340,000	337,821
2.100%, 10/1/31	435,000	430,375
Applied Materials, Inc. 1.750%, 6/1/30	585,000	573,373
Broadcom, Inc. 3.459%, 9/15/26	260,000	276,628
1.950%, 2/15/28§	515,000	501,389
4.110%, 9/15/28	3,692,000	4,048,979
5.000%, 4/15/30	4,500,000	5,241,138
2.450%, 2/15/31§	1,250,000	1,220,274
Intel Corp. 3.700%, 7/29/25	1,795,000	1,943,182
2.600%, 5/19/26 (x)	500,000	523,189
3.150%, 5/11/27	2,000,000	2,146,445
1.600%, 8/12/28 (x)	405,000	400,959
2.450%, 11/15/29	1,605,000	1,653,075
3.900%, 3/25/30 (x)	1,000,000	1,137,372
2.000%, 8/12/31	750,000	737,798
KLA Corp. 4.100%, 3/15/29	625,000	708,114
Lam Research Corp. 3.800%, 3/15/25	350,000	376,641
3.750%, 3/15/26	750,000	818,092
4.000%, 3/15/29	530,000	593,396
Marvell Technology, Inc. 4.200%, 6/22/23	350,000	363,225
1.650%, 4/15/26	335,000	330,780
2.450%, 4/15/28	335,000	337,888
4.875%, 6/22/28	350,000	398,718
2.950%, 4/15/31	290,000	295,587
Maxim Integrated Products, Inc. 3.450%, 6/15/27	500,000	539,267
Micron Technology, Inc. 4.975%, 2/6/26	350,000	390,351
4.185%, 2/15/27	375,000	411,226
5.327%, 2/6/29	350,000	412,378
2.703%, 4/15/32	220,000	220,289
NVIDIA Corp. 0.309%, 6/15/23	850,000	844,675
0.584%, 6/14/24	760,000	750,161
3.200%, 9/16/26	850,000	913,956
1.550%, 6/15/28	1,000,000	984,454
2.000%, 6/15/31	1,000,000	991,069
NXP BV 4.875%, 3/1/24§	500,000	537,594
2.700%, 5/1/25 (x)§	100,000	103,237
5.350%, 3/1/26§	500,000	563,688
3.875%, 6/18/26§	500,000	538,844
3.150%, 5/1/27§	165,000	173,445
5.550%, 12/1/28§	335,000	401,435
4.300%, 6/18/29§	750,000	839,437
3.400%, 5/1/30§	1,215,000	1,293,823
2.500%, 5/11/31§	500,000	500,765
Qorvo, Inc. 1.750%, 12/15/24§	220,000	219,999
QUALCOMM, Inc. 2.600%, 1/30/23	1,850,000	1,884,480
2.900%, 5/20/24	1,000,000	1,043,331
3.250%, 5/20/27	1,500,000	1,619,233
2.150%, 5/20/30	500,000	503,123
Texas Instruments, Inc.	750,000	762,036
2.250%, 5/1/23
2.625%, 5/15/24	216,000	224,048
1.375%, 3/12/25	105,000	105,385
1.125%, 9/15/26 (x)	335,000	328,358
2.900%, 11/3/27	355,000	379,192
2.250%, 9/4/29	320,000	326,325
1.900%, 9/15/31	600,000	592,592
Xilinx, Inc. 2.950%, 6/1/24	650,000	674,927

		46,643,159

Software (0.6%)
Adobe, Inc.
1.700%, 2/1/23	290,000	293,094
1.900%, 2/1/25 (x)	470,000	479,947
2.150%, 2/1/27	465,000	478,628
Autodesk, Inc.
4.375%, 6/15/25	600,000	654,013
3.500%, 6/15/27	1,000,000	1,071,764
2.850%, 1/15/30	195,000	201,224
Cadence Design Systems, Inc. 4.375%, 10/15/24	175,000	187,868
Citrix Systems, Inc. 1.250%, 3/1/26	800,000	771,562
Fortinet, Inc.
1.000%, 3/15/26	185,000	178,764
2.200%, 3/15/31	125,000	122,055
Intuit, Inc.
0.650%, 7/15/23	160,000	159,413
0.950%, 7/15/25	250,000	246,410
1.350%, 7/15/27	165,000	161,552
Microsoft Corp.
2.375%, 5/1/23	1,250,000	1,271,546
2.000%, 8/8/23	1,350,000	1,373,869
2.875%, 2/6/24	335,000	348,911
2.700%, 2/12/25	1,500,000	1,569,078
2.400%, 8/8/26	3,260,000	3,383,977
3.300%, 2/6/27	1,000,000	1,079,866
Oracle Corp.
2.625%, 2/15/23	805,000	819,665
3.400%, 7/8/24	2,000,000	2,091,606
2.950%, 11/15/24	750,000	778,879
2.950%, 5/15/25	3,000,000	3,118,799

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
1.650%, 3/25/26	$680,000	$671,700
2.650%, 7/15/26	2,805,000	2,881,281
3.250%, 11/15/27	1,000,000	1,054,888
2.300%, 3/25/28	1,070,000	1,066,517
2.950%, 4/1/30	5,000,000	5,045,601
salesforce.com, Inc.
3.250%, 4/11/23	375,000	385,949
0.625%, 7/15/24	415,000	411,357
3.700%, 4/11/28	375,000	415,971
1.500%, 7/15/28	650,000	634,572
1.950%, 7/15/31	1,200,000	1,187,609
ServiceNow, Inc.
1.400%, 9/1/30	2,000,000	1,858,199
VMware, Inc.
0.600%, 8/15/23	435,000	431,186
1.000%, 8/15/24	470,000	464,722
1.400%, 8/15/26	310,000	302,902
3.900%, 8/21/27	2,050,000	2,237,624
1.800%, 8/15/28	405,000	391,389

		40,283,957

Technology Hardware, Storage & Peripherals (0.7%)
Apple, Inc.
2.400%, 1/13/23	1,000,000	1,016,053
2.850%, 2/23/23 (x)	1,250,000	1,275,979
0.750%, 5/11/23	585,000	584,926
3.000%, 2/9/24	495,000	516,580
3.450%, 5/6/24	1,500,000	1,585,781
2.850%, 5/11/24	750,000	782,661
1.800%, 9/11/24	750,000	764,464
2.750%, 1/13/25	750,000	785,277
2.500%, 2/9/25	1,000,000	1,039,914
1.125%, 5/11/25	500,000	498,260
0.550%, 8/20/25 (x)	1,000,000	973,738
0.700%, 2/8/26	1,000,000	972,079
2.450%, 8/4/26	1,675,000	1,742,472
2.050%, 9/11/26	750,000	766,440
3.350%, 2/9/27	1,500,000	1,626,630
3.200%, 5/11/27	923,000	995,992
3.000%, 6/20/27	2,060,000	2,209,186
3.000%, 11/13/27	2,250,000	2,424,861
1.200%, 2/8/28	1,000,000	974,822
1.400%, 8/5/28	1,000,000	979,611
2.200%, 9/11/29	750,000	766,163
1.650%, 5/11/30	440,000	430,950
1.250%, 8/20/30	1,000,000	945,079
1.650%, 2/8/31	2,000,000	1,947,583
1.700%, 8/5/31	1,000,000	975,654
Dell International LLC
5.450%, 6/15/23	823,000	871,004
4.000%, 7/15/24	500,000	531,906
5.850%, 7/15/25	1,000,000	1,135,423
6.020%, 6/15/26	2,445,000	2,860,451
4.900%, 10/1/26	1,300,000	1,463,553
5.300%, 10/1/29	1,500,000	1,777,370
Hewlett Packard Enterprise Co.
2.250%, 4/1/23	750,000	760,837
1.450%, 4/1/24	600,000	602,840
4.900%, 10/15/25 (e)	1,500,000	1,672,905
1.750%, 4/1/26	600,000	599,311
HP, Inc.
2.200%, 6/17/25	750,000	765,747
1.450%, 6/17/26§	750,000	736,979
3.000%, 6/17/27 (x)	750,000	789,842
3.400%, 6/17/30	750,000	793,052
2.650%, 6/17/31§	750,000	740,216
NetApp, Inc.
3.300%, 9/29/24 (x)	500,000	524,160
1.875%, 6/22/25	215,000	217,355
2.375%, 6/22/27	300,000	306,119
2.700%, 6/22/30	300,000	300,488
Teledyne FLIR LLC
2.500%, 8/1/30	250,000	250,787
Western Digital Corp.
2.850%, 2/1/29	500,000	504,732

		45,786,232

Total Information Technology		199,257,498

Materials (0.7%)
Chemicals (0.4%)
Air Products and Chemicals, Inc.
3.350%, 7/31/24	750,000	788,974
1.500%, 10/15/25	130,000	130,429
1.850%, 5/15/27	195,000	197,442
2.050%, 5/15/30	125,000	125,298
Albemarle Corp.
4.150%, 12/1/24	250,000	267,494
Cabot Corp.
4.000%, 7/1/29	500,000	540,526
Celanese US Holdings LLC
3.500%, 5/8/24	300,000	313,378
1.400%, 8/5/26	250,000	243,156
Dow Chemical Co. (The)
3.625%, 5/15/26	500,000	536,531
4.800%, 11/30/28	500,000	580,450
DuPont de Nemours, Inc.
4.493%, 11/15/25	1,150,000	1,263,414
4.725%, 11/15/28	2,000,000	2,316,201
Ecolab, Inc.
0.900%, 12/15/23	335,000	335,458
2.700%, 11/1/26	215,000	225,488
1.650%, 2/1/27	1,000,000	1,005,012
EI du Pont de Nemours & Co.
1.700%, 7/15/25	145,000	145,883
FMC Corp.
4.100%, 2/1/24	1,500,000	1,570,047
3.200%, 10/1/26	350,000	369,720
International Flavors & Fragrances, Inc.
4.450%, 9/26/28	385,000	436,833
Linde, Inc.
2.700%, 2/21/23(x)	500,000	508,701
3.200%, 1/30/26	350,000	373,280
1.100%, 8/10/30(x)	500,000	465,599
LYB International Finance BV
4.000%, 7/15/23	622,000	649,378
LYB International Finance III LLC
1.250%, 10/1/25	241,000	236,842
2.250%, 10/1/30	270,000	268,338

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Mosaic Co. (The)
4.250%, 11/15/23	$1,000,000	$1,049,563
4.050%, 11/15/27	750,000	824,233
NewMarket Corp.
2.700%, 3/18/31	500,000	495,635
Nutrien Ltd.
1.900%, 5/13/23	175,000	177,019
4.000%, 12/15/26	500,000	547,074
4.200%, 4/1/29	280,000	316,687
2.950%, 5/13/30	500,000	524,274
PPG Industries, Inc.
3.200%, 3/15/23	650,000	666,108
2.400%, 8/15/24	250,000	256,694
1.200%, 3/15/26	510,000	499,120
2.800%, 8/15/29	250,000	259,581
RPM International, Inc.
3.750%, 3/15/27	350,000	378,577
4.550%, 3/1/29	500,000	567,106
Sherwin-Williams Co. (The)
3.125%, 6/1/24	575,000	598,930
3.950%, 1/15/26	500,000	541,742
3.450%, 6/1/27	750,000	807,711
2.950%, 8/15/29	500,000	523,669
Westlake Chemical Corp.
0.875%, 8/15/24 (x)	135,000	132,958
3.600%, 8/15/26	500,000	534,609
3.375%, 6/15/30	280,000	297,452

		23,892,614

Construction Materials (0.0%)
Eagle Materials, Inc.
2.500%, 7/1/31	375,000	369,748
Martin Marietta Materials, Inc.
0.650%, 7/15/23	125,000	124,447
4.250%, 7/2/24	285,000	303,758
3.450%, 6/1/27	321,000	343,089
3.500%, 12/15/27	500,000	537,186
2.400%, 7/15/31	250,000	247,932
Series CB
2.500%, 3/15/30	235,000	235,708
Vulcan Materials Co.
4.500%, 4/1/25	1,250,000	1,374,816
3.900%, 4/1/27	130,000	142,079

		3,678,763

Containers & Packaging (0.1%)
Amcor Flexibles North America, Inc.
3.100%, 9/15/26	500,000	520,518
2.630%, 6/19/30	220,000	222,666
2.690%, 5/25/31	490,000	494,047
Avery Dennison Corp.
0.850%, 8/15/24	290,000	285,712
4.875%, 12/6/28	300,000	348,985
Berry Global, Inc.
0.950%, 2/15/24	300,000	296,322
1.570%, 1/15/26	1,125,000	1,100,835
1.650%, 1/15/27	500,000	486,475
Packaging Corp. of America
3.400%, 12/15/27	360,000	386,654
WRKCo., Inc.
3.000%, 9/15/24	500,000	520,851
3.750%, 3/15/25	500,000	532,625
4.650%, 3/15/26	550,000	613,902
4.000%, 3/15/28	500,000	550,558
3.900%, 6/1/28	175,000	191,858

		6,552,008

Metals & Mining (0.1%)
AngloGold Ashanti Holdings plc
3.375%, 11/1/28	385,000	381,420
3.750%, 10/1/30	200,000	200,760
Nucor Corp.
2.000%, 6/1/25	100,000	101,688
3.950%, 5/1/28	1,350,000	1,488,666
Reliance Steel & Aluminum Co.
4.500%, 4/15/23	500,000	517,625
1.300%, 8/15/25	310,000	304,727
2.150%, 8/15/30	275,000	267,412
Southern Copper Corp.
3.875%, 4/23/25	300,000	320,400
Steel Dynamics, Inc.
2.800%, 12/15/24	500,000	517,628
2.400%, 6/15/25	465,000	475,783
1.650%, 10/15/27	190,000	185,489
Vale Overseas Ltd.
6.250%, 8/10/26	1,250,000	1,443,984
3.750%, 7/8/30	1,190,000	1,229,642

		7,435,224

Paper & Forest Products (0.1%)
Fibria Overseas Finance Ltd.
5.500%, 1/17/27	625,000	699,336
Suzano Austria GmbH
2.500%, 9/15/28	210,000	202,584
6.000%, 1/15/29	1,000,000	1,156,125
5.000%, 1/15/30	2,000,000	2,189,750

		4,247,795

Total Materials		45,806,404

Real Estate (1.6%)
Equity Real Estate Investment Trusts (REITs) (1.6%)
Agree LP (REIT)
2.000%, 6/15/28	320,000	313,823
Alexandria Real Estate Equities, Inc. (REIT)
3.450%, 4/30/25	750,000	795,833
3.800%, 4/15/26	250,000	271,002
American Campus Communities Operating Partnership LP (REIT)
3.750%, 4/15/23	500,000	513,530
3.300%, 7/15/26	300,000	316,507
3.625%, 11/15/27	200,000	213,143
2.250%, 1/15/29	375,000	369,849
American Homes 4 Rent LP (REIT)
4.250%, 2/15/28	500,000	553,839
2.375%, 7/15/31	160,000	156,871
American Tower Corp. (REIT)
3.500%, 1/31/23	1,150,000	1,181,606
3.000%, 6/15/23	500,000	513,644
0.600%, 1/15/24	280,000	275,990
5.000%, 2/15/24	1,000,000	1,074,251
3.375%, 5/15/24	500,000	521,506
2.950%, 1/15/25	750,000	778,224
2.400%, 3/15/25	500,000	512,131
1.300%, 9/15/25	350,000	345,026

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
1.600%, 4/15/26 (x)	$600,000	$590,653
1.450%, 9/15/26	500,000	485,874
2.750%, 1/15/27	350,000	359,935
1.500%, 1/31/28	350,000	333,655
3.950%, 3/15/29	500,000	547,498
2.900%, 1/15/30	240,000	245,719
2.100%, 6/15/30	250,000	241,498
1.875%, 10/15/30	2,500,000	2,370,206
2.700%, 4/15/31	600,000	607,359
2.300%, 9/15/31	355,000	344,538
AvalonBay Communities, Inc. (REIT)
4.200%, 12/15/23	100,000	105,586
3.500%, 11/15/25	250,000	267,908
2.950%, 5/11/26	1,000,000	1,054,710
2.900%, 10/15/26	250,000	263,404
3.350%, 5/15/27	175,000	187,682
1.900%, 12/1/28	1,250,000	1,238,205
Boston Properties LP (REIT)
3.125%, 9/1/23	1,000,000	1,028,621
3.200%, 1/15/25	1,750,000	1,831,817
3.400%, 6/21/29	750,000	796,454
3.250%, 1/30/31	1,500,000	1,570,245
Brandywine Operating Partnership LP (REIT)
3.950%, 2/15/23	250,000	256,040
4.100%, 10/1/24	250,000	263,968
3.950%, 11/15/27	300,000	322,849
4.550%, 10/1/29	250,000	278,344
Brixmor Operating Partnership LP (REIT)
3.650%, 6/15/24	300,000	314,362
3.850%, 2/1/25	355,000	375,283
4.125%, 6/15/26	275,000	297,864
3.900%, 3/15/27	250,000	268,870
2.250%, 4/1/28	175,000	174,855
4.125%, 5/15/29	375,000	415,315
4.050%, 7/1/30	375,000	411,670
2.500%, 8/16/31	250,000	243,959
Camden Property Trust (REIT)
4.100%, 10/15/28	215,000	242,259
CC Holdings GS V LLC (REIT)
3.849%, 4/15/23	500,000	517,132
Columbia Property Trust Operating Partnership LP (REIT)
4.150%, 4/1/25	250,000	271,287
3.650%, 8/15/26	250,000	272,023
Corporate Office Properties LP (REIT)
2.250%, 3/15/26	270,000	273,314
2.000%, 1/15/29	425,000	408,073
Crown Castle International Corp. (REIT)
3.200%, 9/1/24	500,000	521,228
1.350%, 7/15/25	100,000	98,372
4.450%, 2/15/26	2,165,000	2,376,395
3.700%, 6/15/26	165,000	176,756
1.050%, 7/15/26	750,000	722,827
3.650%, 9/1/27	750,000	806,039
CubeSmart LP (REIT)
3.125%, 9/1/26	250,000	263,565
2.250%, 12/15/28	500,000	502,068
4.375%, 2/15/29	150,000	169,883
CyrusOne LP (REIT)
2.900%, 11/15/24	375,000	385,781
3.450%, 11/15/29	435,000	467,625
Digital Realty Trust LP (REIT)
3.700%, 8/15/27	1,500,000	1,626,867
Duke Realty LP (REIT)
3.250%, 6/30/26	750,000	801,622
3.375%, 12/15/27	680,000	724,526
4.000%, 9/15/28	300,000	335,063
2.875%, 11/15/29	185,000	192,532
1.750%, 7/1/30	200,000	190,647
2.250%, 1/15/32	500,000	488,985
Equinix, Inc. (REIT)
2.625%, 11/18/24	635,000	652,215
1.250%, 7/15/25 (x)	265,000	258,706
1.000%, 9/15/25	750,000	726,563
1.450%, 5/15/26	350,000	342,308
2.900%, 11/18/26	455,000	471,371
1.800%, 7/15/27	215,000	211,877
1.550%, 3/15/28	375,000	359,063
2.000%, 5/15/28	350,000	343,038
3.200%, 11/18/29	455,000	477,955
2.150%, 7/15/30	1,000,000	971,231
2.500%, 5/15/31	750,000	746,387
ERP Operating LP (REIT)
3.000%, 4/15/23	1,000,000	1,022,722
3.375%, 6/1/25	1,000,000	1,059,604
3.250%, 8/1/27	355,000	379,388
4.150%, 12/1/28	300,000	339,865
1.850%, 8/1/31	200,000	193,850
Essex Portfolio LP (REIT)
3.250%, 5/1/23	1,000,000	1,024,057
3.500%, 4/1/25	650,000	685,584
3.375%, 4/15/26	250,000	265,180
1.700%, 3/1/28	625,000	609,772
4.000%, 3/1/29	500,000	556,101
Federal Realty Investment Trust (REIT)
3.950%, 1/15/24	250,000	261,730
1.250%, 2/15/26	250,000	245,763
3.250%, 7/15/27	500,000	528,657
3.200%, 6/15/29	500,000	528,404
GLP Capital LP (REIT)
5.375%, 11/1/23	380,000	403,256
3.350%, 9/1/24	570,000	590,219
5.250%, 6/1/25	505,000	553,102
5.375%, 4/15/26	750,000	835,178
5.750%, 6/1/28	385,000	444,136
3.250%, 1/15/32	250,000	251,347
Healthcare Trust of America Holdings LP (REIT)
3.500%, 8/1/26	425,000	452,964
Healthpeak Properties, Inc. (REIT)
3.400%, 2/1/25	31,000	32,563
3.250%, 7/15/26	175,000	185,924
1.350%, 2/1/27	1,000,000	973,600
2.125%, 12/1/28	795,000	795,546
3.500%, 7/15/29	200,000	217,294
Host Hotels & Resorts LP (REIT)
3.875%, 4/1/24	1,000,000	1,045,479
Series E
4.000%, 6/15/25	310,000	329,035
Invitation Homes Operating Partnership LP (REIT)
2.300%, 11/15/28	375,000	371,131
Kilroy Realty LP (REIT)
3.450%, 12/15/24	350,000	366,775
4.375%, 10/1/25	400,000	434,451

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
4.750%, 12/15/28	$350,000	$401,825
Kimco Realty Corp. (REIT)
3.125%, 6/1/23	1,000,000	1,024,860
2.700%, 3/1/24	250,000	256,721
3.300%, 2/1/25	610,000	641,168
1.900%, 3/1/28	200,000	197,424
Kite Realty Group LP (REIT)
4.000%, 10/1/26	250,000	267,177
Life Storage LP (REIT)
3.875%, 12/15/27	400,000	439,567
4.000%, 6/15/29	500,000	555,812
2.400%, 10/15/31	350,000	344,338
LifeStorage LP (REIT)
3.500%, 7/1/26	500,000	533,769
Mid-America Apartments LP(REIT)
4.300%, 10/15/23	175,000	183,034
3.750%, 6/15/24	450,000	473,338
4.000%, 11/15/25	350,000	378,511
1.100%, 9/15/26	165,000	159,325
3.600%, 6/1/27	500,000	540,610
3.950%, 3/15/29	750,000	837,816
National Health Investors, Inc. (REIT)
3.000%, 2/1/31	150,000	144,232
National Retail Properties, Inc. (REIT)
3.900%, 6/15/24	500,000	528,443
4.000%, 11/15/25	200,000	216,585
3.600%, 12/15/26	250,000	265,909
4.300%, 10/15/28	665,000	749,172
Office Properties Income Trust (REIT)
4.250%, 5/15/24	1,100,000	1,145,475
4.500%, 2/1/25	250,000	263,854
2.650%, 6/15/26	200,000	198,686
2.400%, 2/1/27	500,000	484,867
Omega Healthcare Investors, Inc. (REIT)
4.375%, 8/1/23	222,000	231,142
4.500%, 1/15/25	450,000	481,450
Physicians Realty LP (REIT)
4.300%, 3/15/27	250,000	277,354
Piedmont Operating Partnership LP (REIT)
4.450%, 3/15/24	500,000	527,440
3.150%, 8/15/30	500,000	511,544
Prologis LP (REIT)
3.250%, 10/1/26	300,000	319,920
2.125%, 4/15/27	500,000	508,690
4.375%, 2/1/29	155,000	177,866
Public Storage (REIT)
0.875%, 2/15/26	250,000	243,025
1.500%, 11/9/26 (x)	250,000	249,460
3.094%, 9/15/27	300,000	320,249
1.850%, 5/1/28	280,000	279,432
1.950%, 11/9/28	415,000	413,569
3.385%, 5/1/29	320,000	348,927
2.300%, 5/1/31	280,000	282,108
2.250%, 11/9/31 (x)	310,000	310,319
Realty Income Corp. (REIT)
4.600%, 2/6/24	400,000	425,690
3.875%, 4/15/25	750,000	806,413
4.625%, 11/1/25	500,000	554,452
0.750%, 3/15/26	390,000	375,235
4.875%, 6/1/26	485,000	549,009
4.125%, 10/15/26	725,000	799,085
3.950%, 8/15/27	320,000	354,191
2.200%, 6/15/28	500,000	503,706
3.250%, 6/15/29	350,000	377,780
Regency Centers LP (REIT)
3.600%, 2/1/27	360,000	387,954
4.125%, 3/15/28	500,000	556,388
2.950%, 9/15/29	250,000	259,360
Rexford Industrial Realty LP (REIT)
2.125%, 12/1/30	250,000	238,338
2.150%, 9/1/31	200,000	189,747
Sabra Health Care LP (REIT)
3.900%, 10/15/29	750,000	783,350
Simon Property Group LP (REIT)
2.750%, 6/1/23	600,000	612,890
2.000%, 9/13/24	500,000	508,831
3.500%, 9/1/25	820,000	874,898
3.250%, 11/30/26 (x)	500,000	532,990
3.375%, 6/15/27	1,750,000	1,878,411
3.375%, 12/1/27	750,000	805,068
1.750%, 2/1/28	500,000	491,078
2.450%, 9/13/29	750,000	755,697
2.650%, 7/15/30	500,000	509,124
SITE Centers Corp. (REIT)
3.625%, 2/1/25	216,000	226,033
4.700%, 6/1/27	165,000	182,653
Spirit Realty LP (REIT)
3.200%, 1/15/27	500,000	522,998
2.100%, 3/15/28	500,000	487,619
4.000%, 7/15/29	225,000	247,374
STORE Capital Corp. (REIT)
4.500%, 3/15/28	275,000	305,090
4.625%, 3/15/29	250,000	280,837
2.750%, 11/18/30	250,000	249,254
2.700%, 12/1/31	500,000	486,038
Sun Communities Operating LP (REIT)
2.300%, 11/1/28	310,000	307,393
2.700%, 7/15/31	185,000	184,567
Tanger Properties LP (REIT)
3.125%, 9/1/26	500,000	515,545
2.750%, 9/1/31	200,000	193,246
UDR, Inc. (REIT)
2.950%, 9/1/26	125,000	129,891
3.500%, 7/1/27	350,000	373,526
3.200%, 1/15/30	1,000,000	1,051,546
3.000%, 8/15/31	150,000	156,125
Ventas Realty LP (REIT)
3.500%, 4/15/24	750,000	785,612
3.750%, 5/1/24	50,000	52,482
2.650%, 1/15/25	1,000,000	1,031,148
3.250%, 10/15/26	800,000	849,253
Vornado Realty LP (REIT)
3.500%, 1/15/25	550,000	576,652
2.150%, 6/1/26	90,000	89,932
3.400%, 6/1/31	135,000	138,882
Welltower, Inc. (REIT)
4.500%, 1/15/24	1,000,000	1,059,306
3.625%, 3/15/24	565,000	593,183
2.700%, 2/15/27	250,000	259,786
4.250%, 4/15/28	1,225,000	1,372,861
2.050%, 1/15/29	1,165,000	1,148,128
WP Carey, Inc. (REIT)
4.600%, 4/1/24	300,000	318,443

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
4.000%, 2/1/25	$300,000	$319,230
4.250%, 10/1/26	400,000	437,613
3.850%, 7/15/29	250,000	276,057

		107,232,982

Real Estate Management & Development (0.0%)
CBRE Services, Inc.
4.875%, 3/1/26	1,500,000	1,674,650
2.500%, 4/1/31	250,000	250,440
Celulosa Arauco y Constitucion SA
3.875%, 11/2/27	500,000	530,094

		2,455,184

Total Real Estate		109,688,166

Utilities (2.1%)
Electric Utilities (1.5%)
AEP Transmission Co. LLC
3.100%, 12/1/26	250,000	263,682
Alabama Power Co.
Series 20-A 1.450%, 9/15/30	500,000	469,393
American Electric Power Co., Inc.
3.200%, 11/13/27	400,000	423,862
2.300%, 3/1/30	150,000	147,164
Series J 4.300%, 12/1/28	500,000	558,533
Series M 0.750%, 11/1/23	90,000	89,478
Series N 1.000%, 11/1/25	315,000	308,266
Appalachian Power Co.
3.400%, 6/1/25	350,000	370,574
Series AA 2.700%, 4/1/31	500,000	509,706
Arizona Public Service Co.
3.150%, 5/15/25	200,000	208,401
2.950%, 9/15/27	350,000	366,747
2.600%, 8/15/29	250,000	254,408
Atlantic City Electric Co.
4.000%, 10/15/28	350,000	390,882
2.300%, 3/15/31	250,000	251,250
Avangrid, Inc.
3.150%, 12/1/24	500,000	522,534
3.800%, 6/1/29	750,000	819,308
Baltimore Gas & Electric Co.
2.400%, 8/15/26	700,000	719,097
2.250%, 6/15/31	500,000	500,082
CenterPoint Energy Houston Electric LLC
Series AE 2.350%, 4/1/31	275,000	279,745
Series Z 2.400%, 9/1/26	250,000	257,424
Cleco Corporate Holdings LLC
3.743%, 5/1/26 (e)	750,000	796,738
Commonwealth Edison Co.
3.700%, 8/15/28	220,000	241,307
Series 122 2.950%, 8/15/27	500,000	529,593
Connecticut Light & Power Co. (The)
2.500%, 1/15/23	156,000	158,254
Series A 0.750%, 12/1/25	250,000	243,019
3.200%, 3/15/27	250,000	267,500
2.050%, 7/1/31	500,000	494,115
DTE Electric Co.
3.650%, 3/15/24 (x)	245,000	256,727
Series A 1.900%, 4/1/28	320,000	318,053
Duke Energy Carolinas LLC
2.500%, 3/15/23	500,000	508,126
2.950%, 12/1/26	1,000,000	1,057,696
3.950%, 11/15/28	500,000	557,890
2.450%, 8/15/29	300,000	306,965
2.550%, 4/15/31	375,000	384,517
Duke Energy Corp.
3.750%, 4/15/24	350,000	367,511
0.900%, 9/15/25	310,000	301,496
3.150%, 8/15/27	750,000	792,177
3.400%, 6/15/29	310,000	328,949
2.450%, 6/1/30	250,000	248,716
2.550%, 6/15/31	750,000	748,244
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.32%), 3.250%, 1/15/82 (k)	280,000	272,408
Duke Energy Florida LLC
3.200%, 1/15/27	650,000	692,497
3.800%, 7/15/28	750,000	826,617
1.750%, 6/15/30	215,000	207,125
2.400%, 12/15/31	390,000	394,293
Duke Energy Ohio, Inc.
3.800%, 9/1/23	1,000,000	1,038,461
Duke Energy Progress LLC
3.375%, 9/1/23	435,000	450,950
3.700%, 9/1/28	1,000,000	1,097,480
3.450%, 3/15/29	350,000	378,089
2.000%, 8/15/31	500,000	488,478
Edison International
2.950%, 3/15/23	300,000	304,518
3.550%, 11/15/24	200,000	209,467
5.750%, 6/15/27	40,000	45,739
4.125%, 3/15/28	500,000	531,325
Emera US Finance LP
0.833%, 6/15/24	250,000	245,493
3.550%, 6/15/26	665,000	706,638
2.639%, 6/15/31	335,000	332,805
Enel Americas SA
4.000%, 10/25/26	165,000	176,168
Enel Chile SA
4.875%, 6/12/28	750,000	824,672
Entergy Arkansas LLC
3.700%, 6/1/24	1,000,000	1,051,207
3.500%, 4/1/26	300,000	321,259
Entergy Corp.
0.900%, 9/15/25	950,000	921,607
2.950%, 9/1/26	300,000	313,675
1.900%, 6/15/28	1,165,000	1,141,199
Entergy Louisiana LLC
0.620%, 11/17/23	600,000	594,256
0.950%, 10/1/24	960,000	950,540
2.400%, 10/1/26	500,000	511,843

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Evergy Kansas Central, Inc.
2.550%, 7/1/26	$350,000	$362,741
Evergy Metro, Inc.
3.150%, 3/15/23	250,000	254,978
3.650%, 8/15/25	500,000	533,814
Evergy, Inc.
2.450%, 9/15/24	335,000	342,978
2.900%, 9/15/29	500,000	512,553
Eversource Energy
2.550%, 3/15/31	500,000	500,874
Series H 3.150%, 1/15/25	150,000	156,768
Series L 2.900%, 10/1/24	500,000	517,140
Series M 3.300%, 1/15/28	500,000	532,283
Series N 3.800%, 12/1/23	210,000	219,780
Series Q 0.800%, 8/15/25	150,000	145,400
Series R 1.650%, 8/15/30	250,000	234,030
Series U 1.400%, 8/15/26	250,000	245,176
Exelon Corp.
3.950%, 6/15/25	750,000	800,663
3.400%, 4/15/26	500,000	529,607
Florida Power & Light Co.
2.750%, 6/1/23	250,000	254,375
Fortis, Inc.
3.055%, 10/4/26	750,000	782,308
Georgia Power Co.
3.250%, 4/1/26	350,000	369,352
3.250%, 3/30/27	500,000	526,145
Series A 2.100%, 7/30/23	350,000	356,144
2.200%, 9/15/24	350,000	357,460
Series B 2.650%, 9/15/29	350,000	355,503
Gulf Power Co.
Series A 3.300%, 5/30/27	250,000	268,252
Indiana Michigan Power Co.
3.850%, 5/15/28	1,250,000	1,377,316
Interstate Power & Light Co.
3.250%, 12/1/24	500,000	523,964
4.100%, 9/26/28	450,000	501,125
3.600%, 4/1/29	500,000	543,172
2.300%, 6/1/30	125,000	124,354
ITC Holdings Corp.
3.650%, 6/15/24	325,000	340,073
3.250%, 6/30/26	300,000	317,329
3.350%, 11/15/27	400,000	423,995
MidAmerican Energy Co.
3.500%, 10/15/24	300,000	317,017
3.100%, 5/1/27	1,000,000	1,065,887
3.650%, 4/15/29	850,000	934,061
Mississippi Power Co.
3.950%, 3/30/28	250,000	273,847
NextEra Energy Capital Holdings, Inc.
0.650%, 3/1/23	590,000	588,290
1.875%, 1/15/27	400,000	402,470
3.550%, 5/1/27	1,500,000	1,620,863
1.900%, 6/15/28	750,000	742,607
3.500%, 4/1/29	500,000	537,942
2.250%, 6/1/30	2,500,000	2,488,951
2.440%, 1/15/32	400,000	401,106
(ICE LIBOR USD 3 Month + 3.16%), 5.650%, 5/1/79 (k)	500,000	564,837
Northern States Power Co.
2.250%, 4/1/31	300,000	302,184
NSTAR Electric Co.
3.200%, 5/15/27	500,000	534,104
3.250%, 5/15/29	500,000	536,513
1.950%, 8/15/31	500,000	486,304
OGE Energy Corp.
0.703%, 5/26/23	205,000	204,040
Ohio Power Co.
Series Q 1.625%, 1/15/31	235,000	221,430
Oklahoma Gas & Electric Co.
3.800%, 8/15/28	350,000	385,275
Oklahoma Gas and Electric Co.
0.553%, 5/26/23	295,000	293,089
Oncor Electric Delivery Co. LLC
2.750%, 6/1/24	500,000	517,985
0.550%, 10/1/25 (x)	525,000	505,836
3.700%, 11/15/28	1,250,000	1,374,689
2.750%, 5/15/30§	185,000	192,134
Pacific Gas and Electric Co.
1.367%, 3/10/23	1,335,000	1,327,602
1.700%, 11/15/23	130,000	130,026
3.450%, 7/1/25	500,000	518,197
2.100%, 8/1/27	750,000	725,408
3.000%, 6/15/28	520,000	520,176
4.550%, 7/1/30	5,500,000	5,956,174
3.250%, 6/1/31	1,085,000	1,088,597
PacifiCorp
3.600%, 4/1/24	600,000	629,263
PECO Energy Co.
3.150%, 10/15/25	700,000	739,870
Pinnacle West Capital Corp.
1.300%, 6/15/25	300,000	294,829
Potomac Electric Power Co.
3.600%, 3/15/24	300,000	314,220
PPL Capital Funding, Inc.
3.100%, 5/15/26	500,000	522,667
Public Service Co. of Colorado
3.700%, 6/15/28	350,000	385,723
Public Service Co. of New Hampshire
Series V 2.200%, 6/15/31	290,000	290,048
Public Service Co. of Oklahoma
Series J 2.200%, 8/15/31	250,000	246,617
Public Service Electric & Gas Co.
2.375%, 5/15/23	500,000	508,145
3.250%, 9/1/23	300,000	310,463
0.950%, 3/15/26	350,000	342,505
2.250%, 9/15/26	450,000	462,156
3.700%, 5/1/28	500,000	552,073
3.650%, 9/1/28	300,000	329,861
3.200%, 5/15/29	250,000	269,836

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
2.450%, 1/15/30	$165,000	$167,487
1.900%, 8/15/31	235,000	228,959
Southern California Edison Co.
0.700%, 4/3/23	230,000	228,999
1.100%, 4/1/24	230,000	229,229
2.850%, 8/1/29	660,000	682,632
2.250%, 6/1/30	655,000	647,159
Series 20C 1.200%, 2/1/26	440,000	431,577
Series A 4.200%, 3/1/29	500,000	559,073
Series B 3.650%, 3/1/28	750,000	809,599
Series C 3.500%, 10/1/23	200,000	207,409
Series D 3.400%, 6/1/23	350,000	359,848
Series E 3.700%, 8/1/25	300,000	320,324
Series G 2.500%, 6/1/31	500,000	502,124
Series J 0.700%, 8/1/23	125,000	124,198
Series K 0.975%, 8/1/24	125,000	123,764
Southern Co. (The)
2.950%, 7/1/23	575,000	589,481
Series 21-A 0.600%, 2/26/24	160,000	157,749
Series 21-B 1.750%, 3/15/28	210,000	204,265
Series A 3.700%, 4/30/30	2,000,000	2,173,228
Southwestern Electric Power Co.
Series K 2.750%, 10/1/26	500,000	516,511
Series M 4.100%, 9/15/28	750,000	829,136
Series N 1.650%, 3/15/26	500,000	496,616
Southwestern Public Service Co.
3.300%, 6/15/24	300,000	311,486
Tampa Electric Co.
2.400%, 3/15/31	140,000	141,375
Tucson Electric Power Co.
3.050%, 3/15/25	600,000	625,160
1.500%, 8/1/30	225,000	210,425
Union Electric Co.
3.500%, 4/15/24	500,000	522,518
2.950%, 6/15/27	500,000	524,149
3.500%, 3/15/29	500,000	542,737
Virginia Electric and Power Co.
3.450%, 2/15/24	1,000,000	1,040,844
2.300%, 11/15/31	500,000	503,967
Series A 3.150%, 1/15/26	715,000	753,944
3.500%, 3/15/27	750,000	807,215
3.800%, 4/1/28	500,000	547,974
2.875%, 7/15/29	175,000	183,897
Series B 2.950%, 11/15/26	500,000	526,531
Series C 2.750%, 3/15/23	1,400,000	1,424,081
Wisconsin Electric Power Co.
2.050%, 12/15/24	200,000	204,164
1.700%, 6/15/28	310,000	303,772
Wisconsin Power & Light Co.
3.050%, 10/15/27	350,000	367,500
1.950%, 9/16/31	250,000	244,607
Xcel Energy, Inc.
0.500%, 10/15/23	300,000	297,348
3.300%, 6/1/25	500,000	525,397
3.350%, 12/1/26	500,000	531,867
1.750%, 3/15/27	415,000	411,770
4.000%, 6/15/28	500,000	550,554
2.600%, 12/1/29	350,000	356,919
2.350%, 11/15/31	500,000	497,022

		100,459,097

Gas Utilities (0.1%)
Atmos Energy Corp.
0.625%, 3/9/23	335,000	333,717
3.000%, 6/15/27	310,000	327,780
2.625%, 9/15/29	300,000	309,799
CenterPoint Energy Resources Corp.
0.700%, 3/2/23	350,000	348,501
4.000%, 4/1/28	500,000	548,260
National Fuel Gas Co.
3.750%, 3/1/23	1,000,000	1,022,128
5.200%, 7/15/25	1,000,000	1,093,213
3.950%, 9/15/27	300,000	318,439
4.750%, 9/1/28	300,000	331,358
ONE Gas, Inc.
0.850%, 3/11/23	750,000	748,023
1.100%, 3/11/24	750,000	741,780
Piedmont Natural Gas Co., Inc.
3.500%, 6/1/29	500,000	534,011
2.500%, 3/15/31	380,000	379,434
Southern California Gas Co.
3.150%, 9/15/24	550,000	574,878
Series TT 2.600%, 6/15/26	500,000	520,057
Southwest Gas Corp.
2.200%, 6/15/30	500,000	489,836

		8,621,214

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)
1.375%, 1/15/26	1,540,000	1,495,725
Enel Generacion Chile SA
4.250%, 4/15/24	400,000	416,575
Exelon Generation Co. LLC
3.250%, 6/1/25	205,000	215,243
Southern Power Co.
4.150%, 12/1/25	500,000	542,756
0.900%, 1/15/26	155,000	149,729

		2,820,028

Multi-Utilities (0.4%)
Ameren Corp.
2.500%, 9/15/24	160,000	164,015
1.950%, 3/15/27	500,000	500,779

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
1.750%, 3/15/28	$375,000	$362,639
Ameren Illinois Co.
3.800%, 5/15/28	350,000	385,917
1.550%, 11/15/30	210,000	198,115
Berkshire Hathaway Energy Co.
2.800%, 1/15/23	415,000	422,731
3.750%, 11/15/23	1,100,000	1,151,352
Black Hills Corp.
4.250%, 11/30/23	600,000	629,791
1.037%, 8/23/24	270,000	267,769
3.950%, 1/15/26	350,000	375,156
3.050%, 10/15/29	250,000	260,292
2.500%, 6/15/30	315,000	312,197
CenterPoint Energy, Inc.
2.500%, 9/1/24	250,000	256,502
1.450%, 6/1/26	315,000	308,926
4.250%, 11/1/28	400,000	445,844
CMS Energy Corp.
3.000%, 5/15/26	210,000	219,202
Consolidated Edison Co. of New York, Inc.
3.800%, 5/15/28	550,000	604,116
2.400%, 6/15/31	750,000	753,833
Series B 3.125%, 11/15/27	300,000	317,053
Series D 4.000%, 12/1/28	500,000	560,795
Consumers Energy Co.
0.350%, 6/1/23	60,000	59,588
3.800%, 11/15/28	750,000	833,836
Delmarva Power & Light Co.
3.500%, 11/15/23	750,000	780,289
Dominion Energy, Inc.
3.071%, 8/15/24 (e)	180,000	186,623
4.250%, 6/1/28	500,000	557,577
Series A 1.450%, 4/15/26	305,000	301,763
Series C 2.250%, 8/15/31	455,000	444,640
Series D 2.850%, 8/15/26	450,000	469,400
DTE Energy Co.
2.850%, 10/1/26	750,000	781,589
2.950%, 3/1/30	250,000	257,700
Series C 2.529%, 10/1/24 (e)	375,000	385,455
3.400%, 6/15/29	164,000	173,692
Series F 1.050%, 6/1/25	525,000	515,149
NiSource, Inc.
0.950%, 8/15/25	580,000	564,853
3.490%, 5/15/27	1,250,000	1,340,239
2.950%, 9/1/29	350,000	361,118
Public Service Enterprise Group, Inc.
0.841%, 11/8/23	250,000	248,848
2.875%, 6/15/24	700,000	723,811
0.800%, 8/15/25	500,000	486,730
1.600%, 8/15/30	500,000	463,912
2.450%, 11/15/31	500,000	495,309
Puget Energy, Inc.
2.379%, 6/15/28	625,000	614,417
San Diego Gas & Electric Co.
2.500%, 5/15/26	500,000	517,484
Series NNN 3.600%, 9/1/23	1,650,000	1,709,093
Series VVV 1.700%, 10/1/30	235,000	225,373
Sempra Energy
3.250%, 6/15/27	500,000	529,239
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.87%), 4.125%, 4/1/52 (k)	40,000	40,500
Southern Co. Gas Capital Corp.
2.450%, 10/1/23	650,000	663,951
3.250%, 6/15/26	530,000	557,031
WEC Energy Group, Inc.
0.550%, 9/15/23	500,000	496,205
0.800%, 3/15/24 (x)	250,000	247,102
1.375%, 10/15/27	500,000	481,474
2.200%, 12/15/28	500,000	499,971
1.800%, 10/15/30	500,000	469,223

		25,980,208

Water Utilities (0.1%)
American Water Capital Corp.
3.850%, 3/1/24	800,000	843,351
3.400%, 3/1/25	400,000	423,333
3.750%, 9/1/28	750,000	825,350
3.450%, 6/1/29	500,000	539,537
2.300%, 6/1/31	400,000	399,398
Essential Utilities, Inc.
3.566%, 5/1/29	300,000	324,301

		3,355,270

Total Utilities		141,235,817

Total Corporate Bonds		2,176,661,189

Foreign Government Securities (2.4%)
Canada Government Bond
1.625%, 1/22/25	2,000,000	2,034,547
Export Development Canada
1.375%, 2/24/23	1,250,000	1,261,031
2.750%, 3/15/23	1,000,000	1,025,440
2.625%, 2/21/24	1,000,000	1,034,304
Export-Import Bank of Korea
4.000%, 1/14/24	500,000	530,563
0.375%, 2/9/24	335,000	330,779
2.375%, 6/25/24	350,000	361,095
0.625%, 6/29/24	357,000	353,002
2.875%, 1/21/25	1,500,000	1,569,187
1.875%, 2/12/25	200,000	203,520
3.250%, 11/10/25	1,000,000	1,069,250
0.625%, 2/9/26	355,000	343,391
1.125%, 12/29/26	550,000	539,110
2.375%, 4/21/27	1,500,000	1,555,594
1.375%, 2/9/31	750,000	716,325
FMS Wertmanagement AoeR
2.750%, 3/6/23	1,100,000	1,127,885
2.750%, 1/30/24	1,000,000	1,032,666
Hungary Government Bond
5.375%, 2/21/23	1,000,000	1,049,081
5.375%, 3/25/24	3,000,000	3,254,875

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Italian Republic Government Bond
6.875%, 9/27/23	$2,000,000	$2,192,423
0.875%, 5/6/24	1,485,000	1,467,895
2.375%, 10/17/24	1,000,000	1,024,688
1.250%, 2/17/26	2,045,000	1,990,335
2.875%, 10/17/29	1,000,000	1,021,518
Japan Bank for International Cooperation
1.750%, 1/23/23	200,000	202,371
0.625%, 5/22/23	525,000	524,388
3.250%, 7/20/23	890,000	923,884
3.375%, 7/31/23	2,000,000	2,081,345
0.375%, 9/15/23	690,000	684,938
3.375%, 10/31/23	1,500,000	1,568,528
0.500%, 4/15/24	205,000	202,798
2.500%, 5/23/24	780,000	807,290
1.750%, 10/17/24	440,000	447,434
2.125%, 2/10/25	1,500,000	1,541,856
0.625%, 7/15/25	1,130,000	1,104,595
2.750%, 1/21/26	1,000,000	1,053,884
2.375%, 4/20/26	2,000,000	2,079,054
1.875%, 7/21/26	1,500,000	1,525,840
2.250%, 11/4/26	1,000,000	1,033,155
2.750%, 11/16/27	475,000	503,674
3.250%, 7/20/28 (x)	1,500,000	1,649,824
3.500%, 10/31/28	2,000,000	2,243,276
2.000%, 10/17/29	430,000	440,514
1.250%, 1/21/31	600,000	575,740
1.875%, 4/15/31	1,200,000	1,213,766
Japan International Cooperation Agency
2.750%, 4/27/27 (x)	690,000	727,805
3.375%, 6/12/28	500,000	551,256
1.750%, 4/28/31	595,000	592,555
Oriental Republic of Uruguay
4.500%, 8/14/24	500,000	529,938
4.375%, 10/27/27	2,500,000	2,799,687
Province of Alberta
3.350%, 11/1/23	1,150,000	1,202,223
2.950%, 1/23/24	1,000,000	1,041,662
1.875%, 11/13/24	1,500,000	1,531,891
3.300%, 3/15/28	1,250,000	1,368,072
1.300%, 7/22/30	1,100,000	1,047,465
Province of British Columbia
1.750%, 9/27/24	300,000	305,404
2.250%, 6/2/26	1,000,000	1,034,462
0.900%, 7/20/26	500,000	487,941
1.300%, 1/29/31	400,000	382,509
Province of Manitoba
2.600%, 4/16/24	500,000	518,273
3.050%, 5/14/24	1,000,000	1,047,824
2.125%, 6/22/26	1,000,000	1,031,734
1.500%, 10/25/28	585,000	575,345
Province of New Brunswick
3.625%, 2/24/28	600,000	671,912
Province of Ontario
1.750%, 1/24/23	730,000	739,064
3.050%, 1/29/24	1,350,000	1,408,805
3.200%, 5/16/24	2,500,000	2,627,851
0.625%, 1/21/26	3,770,000	3,648,670
1.050%, 4/14/26	1,600,000	1,572,155
2.500%, 4/27/26	2,000,000	2,085,298
2.300%, 6/15/26 (x)	1,750,000	1,810,256
2.000%, 10/2/29	1,250,000	1,271,367
1.125%, 10/7/30	1,000,000	943,363
1.600%, 2/25/31	1,000,000	977,626
1.800%, 10/14/31	1,500,000	1,479,671
Province of Quebec
2.625%, 2/13/23	2,531,000	2,585,092
2.500%, 4/9/24	500,000	516,231
2.875%, 10/16/24	1,000,000	1,050,994
1.500%, 2/11/25	2,000,000	2,022,795
0.600%, 7/23/25	1,400,000	1,358,400
2.500%, 4/20/26	1,000,000	1,047,046
2.750%, 4/12/27	1,750,000	1,834,800
1.350%, 5/28/30	1,000,000	972,032
1.900%, 4/21/31 (x)	1,250,000	1,258,719
Republic of Chile
3.125%, 1/21/26	3,512,000	3,693,746
2.450%, 1/31/31	325,000	322,928
Republic of Indonesia
2.950%, 1/11/23	1,250,000	1,275,625
3.500%, 1/11/28	1,000,000	1,076,750
4.100%, 4/24/28	800,000	892,150
4.750%, 2/11/29	2,500,000	2,909,375
2.150%, 7/28/31	1,250,000	1,240,625
Republic of Korea
3.875%, 9/11/23	250,000	262,469
2.000%, 6/19/24	350,000	359,163
2.750%, 1/19/27	1,750,000	1,847,672
3.500%, 9/20/28	1,000,000	1,114,875
2.500%, 6/19/29	505,000	532,869
1.750%, 10/15/31	210,000	210,691
Republic of Panama
4.000%, 9/22/24	890,000	944,401
3.750%, 3/16/25	3,000,000	3,174,000
3.160%, 1/23/30	1,500,000	1,554,188
Republic of Peru
4.125%, 8/25/27	1,000,000	1,096,438
2.844%, 6/20/30	1,000,000	1,015,187
2.783%, 1/23/31	2,240,000	2,224,320
Republic of Philippines
4.200%, 1/21/24	2,400,000	2,550,000
3.000%, 2/1/28	1,150,000	1,232,259
3.750%, 1/14/29	975,000	1,097,972
2.457%, 5/5/30	3,360,000	3,463,950
Republic of Poland
3.000%, 3/17/23	1,750,000	1,796,345
3.250%, 4/6/26	1,500,000	1,603,714
State of Israel Government Bond
3.150%, 6/30/23	500,000	517,594
2.875%, 3/16/26	1,500,000	1,588,406
3.250%, 1/17/28	750,000	813,422
2.500%, 1/15/30	515,000	536,083
Svensk Exportkredit AB
2.875%, 3/14/23	1,500,000	1,540,299
0.250%, 9/29/23	255,000	252,565
0.500%, 11/10/23	500,000	496,856
1.750%, 12/12/23	600,000	610,075
0.375%, 7/30/24	2,000,000	1,970,720
0.625%, 10/7/24	584,000	578,445
0.500%, 8/26/25 (x)	1,000,000	977,344
Series USMT 0.375%, 3/11/24	595,000	588,163

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
United Mexican States
4.125%, 1/21/26	$1,865,000	$2,048,120
4.150%, 3/28/27	2,745,000	3,034,598
3.750%, 1/11/28	855,000	919,552
4.500%, 4/22/29	455,000	507,695
3.250%, 4/16/30 (x)	5,000,000	5,135,312

Total Foreign Government Securities		157,761,812

Municipal Bonds (0.1%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A
4.839%, 1/1/41	2,000	2,621
Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T 5.491%, 11/1/39	4,000	5,488
City of Chicago, International Airport, Revenue Bonds, Series 2010B 6.395%, 1/1/40	4,000	6,022
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE 6.011%, 6/15/42	4,000	6,032
City of New York, General Obligation Bonds, Series 2009-A1 5.206%, 10/1/31	4,000	4,770
City of New York, Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG 5.724%, 6/15/42	2,000	2,946
City of New York, Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011A 5.508%, 8/1/37	8,000	10,516
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E 6.750%, 8/1/49	4,000	6,875
County of Nashville & Davidson Convention Center Authority, Revenue Bonds, Series 2010B 6.731%, 7/1/43	204,000	295,849
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010B 6.138%, 5/1/49	4,000	6,016
Florida State Board of Administration Finance Corp. Revenue Bonds, Series 2020A
1.258%, 7/1/25	500,000	497,561
1.705%, 7/1/27	500,000	498,751
2.154%, 7/1/30	500,000	498,820
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A 7.055%, 4/1/57	3,000	4,452
Los Angeles Community College District, 2020 General Obligation Refunding Bonds
1.606%, 8/1/28	200,000	199,161
1.806%, 8/1/30	200,000	198,496
Metropolitan Government Nashville & Davidson County Health & Educational Facilities, Revenue Bonds, Series B 4.053%, 7/1/26	1,000,000	1,093,415
New Jersey Economic Development Authority, St Pension Funding Revenue, NATL-RE 7.425%, 2/15/29	1,000,000	1,256,832
New Jersey Economic Development Authority, State Pension Funding Bonds, Series B, AGM (Zero Coupon), 2/15/23	1,000,000	990,220
Ohio State University, Revenue Bonds, Series 2010C 4.910%, 6/1/40	4,000	5,449
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B
5.511%, 12/1/45	1,000	1,421
5.561%, 12/1/49	3,000	4,444
Port Authority of New York and New Jersey Consolidated Notes, Series AAA
1.086%, 7/1/23	665,000	668,544
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1
6.793%, 4/1/30	4,000	4,820
7.043%, 4/1/50	4,000	6,997
State of California Federally Taxable General Obligation Bonds Various Purpose
3.375%, 4/1/25	190,000	203,864
3.500%, 4/1/28	250,000	276,484
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E
5.770%, 3/15/39	2,000	2,464
State of Wisconsin, Revenue Bonds
3.154%, 5/1/27	1,300,000	1,396,843
The Regent of The University of California General Revenue Bonds 2020, Series BG
0.883%, 5/15/25	165,000	163,173
1.316%, 5/15/27	250,000	245,481

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
1.614%, 5/15/30	$125,000	$121,279
University of California
3.063%, 7/1/25	500,000	531,635

Total Municipal Bonds		9,217,741

Supranational (2.9%)
African Development Bank
0.750%, 4/3/23	5,000,000	4,992,906
3.000%, 9/20/23	3,000,000	3,113,767
0.875%, 3/23/26	1,300,000	1,285,731
0.875%, 7/22/26	1,159,000	1,142,785
Asian Development Bank
1.625%, 1/24/23	1,000,000	1,011,633
2.750%, 3/17/23	2,125,000	2,179,996
0.250%, 7/14/23	2,365,000	2,347,001
0.250%, 10/6/23	1,000,000	989,187
0.375%, 6/11/24	1,800,000	1,766,017
0.625%, 10/8/24	1,273,000	1,249,927
1.500%, 10/18/24	2,000,000	2,010,799
2.000%, 1/22/25	3,000,000	3,057,522
0.375%, 9/3/25	2,250,000	2,176,604
0.500%, 2/4/26	4,000,000	3,878,975
1.000%, 4/14/26	1,300,000	1,285,364
2.000%, 4/24/26	1,000,000	1,030,308
1.750%, 8/14/26	1,000,000	1,020,487
2.625%, 1/12/27	2,500,000	2,656,696
2.500%, 11/2/27	2,500,000	2,653,083
2.750%, 1/19/28	1,000,000	1,075,297
1.250%, 6/9/28	500,000	493,433
3.125%, 9/26/28	400,000	441,875
1.750%, 9/19/29	500,000	507,901
1.875%, 1/24/30	1,000,000	1,025,255
0.750%, 10/8/30	1,000,000	934,091
1.500%, 3/4/31	600,000	596,549
Asian Infrastructure Investment Bank (The)
0.250%, 9/29/23	1,335,000	1,323,462
2.250%, 5/16/24	1,350,000	1,392,671
0.500%, 5/28/25	2,000,000	1,956,248
0.500%, 1/27/26	2,500,000	2,424,181
Corp. Andina de Fomento
2.375%, 5/12/23	750,000	763,065
3.750%, 11/23/23 (x)	1,310,000	1,369,196
1.250%, 10/26/24	511,000	509,247
1.625%, 9/23/25	750,000	748,031
Council of Europe Development Bank
2.625%, 2/13/23	450,000	459,819
0.250%, 10/20/23	525,000	519,565
2.500%, 2/27/24	825,000	852,861
0.375%, 6/10/24	500,000	493,088
1.375%, 2/27/25	750,000	757,033
0.875%, 9/22/26	750,000	734,873
European Bank for Reconstruction & Development
2.750%, 3/7/23	750,000	768,968
0.250%, 7/10/23	1,000,000	993,149
1.625%, 9/27/24	350,000	356,034
1.500%, 2/13/25	290,000	293,997
0.500%, 11/25/25	600,000	583,350
0.500%, 1/28/26	750,000	727,486
European Investment Bank
2.875%, 8/15/23	2,000,000	2,069,613
0.250%, 9/15/23	6,840,000	6,786,888
3.125%, 12/14/23	2,250,000	2,352,748
3.250%, 1/29/24	3,100,000	3,256,215
2.625%, 3/15/24	1,665,000	1,730,327
2.250%, 6/24/24	2,000,000	2,066,362
2.500%, 10/15/24 (x)	1,000,000	1,041,951
1.875%, 2/10/25 (x)	3,000,000	3,045,081
1.625%, 3/14/25	1,300,000	1,323,123
0.375%, 12/15/25 (x)	2,000,000	1,936,462
0.375%, 3/26/26	3,375,000	3,251,904
2.125%, 4/13/26	2,000,000	2,071,087
0.750%, 10/26/26 (x)	1,111,000	1,076,958
2.375%, 5/24/27	1,000,000	1,050,538
0.625%, 10/21/27	980,000	935,765
1.625%, 10/9/29	410,000	412,598
0.750%, 9/23/30	750,000	701,944
1.250%, 2/14/31	3,475,000	3,405,187
1.625%, 5/13/31	750,000	758,647
Inter-American Development Bank
2.500%, 1/18/23	3,500,000	3,571,285
0.250%, 11/15/23	2,000,000	1,981,147
2.625%, 1/16/24	2,150,000	2,228,834
3.000%, 2/21/24	2,000,000	2,091,735
0.500%, 9/23/24	2,000,000	1,976,092
2.125%, 1/15/25	2,000,000	2,066,207
0.625%, 7/15/25	5,000,000	4,914,850
0.875%, 4/20/26	2,000,000	1,967,243
2.000%, 6/2/26	1,050,000	1,082,287
2.000%, 7/23/26	1,000,000	1,030,765
0.625%, 9/16/27	1,000,000	958,189
1.125%, 7/20/28	1,250,000	1,227,462
3.125%, 9/18/28 (x)	750,000	831,538
2.250%, 6/18/29	1,000,000	1,051,586
1.125%, 1/13/31	3,800,000	3,658,843
International Bank for Reconstruction & Development
7.625%, 1/19/23	1,000,000	1,073,696
2.125%, 2/13/23 (x)	1,319,000	1,342,130
1.750%, 4/19/23	1,000,000	1,014,922
1.875%, 6/19/23	750,000	763,450
3.000%, 9/27/23	2,250,000	2,338,787
0.250%, 11/24/23	1,000,000	990,691
1.500%, 8/28/24	2,000,000	2,028,158
2.500%, 11/25/24	3,500,000	3,649,557
1.625%, 1/15/25	2,500,000	2,541,786
2.125%, 3/3/25	450,000	464,913
0.750%, 3/11/25	2,000,000	1,978,318
0.375%, 7/28/25 (x)	3,000,000	2,916,480
2.500%, 7/29/25	3,000,000	3,138,615
0.500%, 10/28/25	1,600,000	1,557,052
3.125%, 11/20/25	350,000	377,274
1.875%, 10/27/26	2,000,000	2,050,839
0.750%, 11/24/27	1,855,000	1,775,112
1.375%, 4/20/28	2,000,000	1,986,933
1.125%, 9/13/28	2,400,000	2,329,767
1.750%, 10/23/29	1,350,000	1,368,963
0.750%, 8/26/30	1,685,000	1,586,229
1.250%, 2/10/31	8,500,000	8,329,788
1.625%, 11/3/31	1,667,000	1,685,349
International Finance Corp.
0.500%, 3/20/23	250,000	249,848
2.875%, 7/31/23	805,000	832,622
1.375%, 10/16/24	1,125,000	1,136,485
0.375%, 7/16/25	735,000	715,875

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
2.125%, 4/7/26	$2,000,000	$2,070,817
0.750%, 10/8/26	1,000,000	974,075
0.750%, 8/27/30	750,000	700,567
Nordic Investment Bank
0.375%, 5/19/23	600,000	598,267
2.875%, 7/19/23	750,000	775,609
2.250%, 5/21/24	585,000	603,981
0.375%, 9/20/24	415,000	408,803
0.375%, 9/11/25	1,100,000	1,071,176
0.500%, 1/21/26	1,000,000	974,502

Total Supranational		191,262,410

U.S. Government Agency Securities (3.0%)
FFCB
1.040%, 1/25/29	10,000,000	9,519,926
1.380%, 1/14/31	15,000,000	14,390,455
FHLB
1.500%, 8/15/24	3,785,000	3,845,534
2.875%, 9/13/24	2,000,000	2,104,513
0.375%, 9/4/25	6,000,000	5,826,932
3.250%, 11/16/28	5,000,000	5,581,799
5.500%, 7/15/36	3,000	4,361
FHLMC
2.375%, 1/13/22	7,947,000	7,952,036
0.375%, 9/23/25	9,245,000	8,989,545
0.600%, 10/20/25	10,000,000	9,763,573
FNMA
2.625%, 9/6/24	2,500,000	2,613,499
0.625%, 4/22/25	17,105,000	16,861,346
0.500%, 6/17/25	10,000,000	9,803,468
0.375%, 8/25/25	9,500,000	9,240,324
2.125%, 4/24/26	8,165,000	8,471,148
1.875%, 9/24/26	7,000,000	7,193,822
0.875%, 12/18/26	10,000,000	9,749,244
0.750%, 10/8/27	40,000,000	38,674,608
0.875%, 8/5/30 (x)	20,000,000	18,849,216
Hashemite Kingdom of Jordan AID Bonds
3.000%, 6/30/25	5,000,000	5,279,932
Iraq Government AID Bonds
2.149%, 1/18/22	665,000	665,493
Tennessee Valley Authority
2.875%, 9/15/24	2,400,000	2,519,472
0.750%, 5/15/25	5,000,000	4,939,635
2.875%, 2/1/27	1,000,000	1,075,279

Total U.S. Government Agency Securities		203,915,160

U.S. Treasury Obligations (50.1%)
U.S. Treasury Notes
2.000%, 2/15/23	25,530,900	25,968,336
0.125%, 2/28/23	50,000,000	49,798,140
1.500%, 2/28/23	10,000,000	10,117,758
0.125%, 3/31/23	25,000,000	24,880,037
1.500%, 3/31/23	27,500,000	27,835,423
2.500%, 3/31/23	15,000,000	15,368,717
1.625%, 4/30/23	27,500,000	27,894,270
1.750%, 5/15/23	74,514,600	75,739,680
0.125%, 5/31/23	30,000,000	29,815,740
1.625%, 5/31/23	37,000,000	37,556,447
2.750%, 5/31/23	35,000,000	36,077,821
1.375%, 6/30/23	30,000,000	30,355,518
2.625%, 6/30/23	9,500,000	9,787,271
1.250%, 7/31/23	10,500,000	10,605,399
2.500%, 8/15/23	24,250,000	24,976,266
1.375%, 8/31/23	22,000,000	22,260,212
1.375%, 9/30/23	40,000,000	40,481,760
1.625%, 10/31/23	38,000,000	38,636,945
0.250%, 11/15/23	10,000,000	9,917,386
2.750%, 11/15/23	37,000,000	38,396,920
2.125%, 11/30/23	29,000,000	29,774,845
2.250%, 12/31/23	15,000,000	15,448,497
2.250%, 1/31/24	30,000,000	30,917,658
2.500%, 1/31/24	17,500,000	18,125,606
2.750%, 2/15/24	39,500,000	41,143,330
2.125%, 2/29/24	42,000,000	43,205,417
2.375%, 2/29/24	6,500,000	6,721,149
2.125%, 3/31/24	21,000,000	21,613,431
2.000%, 4/30/24	30,000,000	30,814,473
2.500%, 5/15/24	30,000,000	31,161,966
2.000%, 5/31/24	23,000,000	23,632,613
1.750%, 6/30/24	14,000,000	14,306,208
2.000%, 6/30/24	27,500,000	28,264,316
1.750%, 7/31/24	40,000,000	40,895,708
2.125%, 7/31/24	35,000,000	36,111,922
0.375%, 8/15/24	30,000,000	29,608,662
2.375%, 8/15/24	60,000,000	62,305,986
1.250%, 8/31/24	17,000,000	17,158,690
1.875%, 8/31/24	30,000,000	30,762,270
1.500%, 9/30/24	10,000,000	10,159,292
2.125%, 9/30/24	35,000,000	36,143,727
1.500%, 10/31/24	31,000,000	31,490,299
2.250%, 10/31/24	25,000,000	25,910,888
2.250%, 11/15/24	66,000,000	68,433,710
1.500%, 11/30/24	16,000,000	16,254,494
1.375%, 1/31/25	13,000,000	13,150,283
2.000%, 2/15/25	35,000,000	36,055,495
1.125%, 2/28/25	16,000,000	16,061,141
2.625%, 3/31/25	23,000,000	24,178,198
2.125%, 5/15/25	12,000,000	12,427,015
2.000%, 8/15/25	10,000,000	10,316,050
0.250%, 8/31/25	55,000,000	53,296,413
0.250%, 10/31/25	15,000,000	14,501,925
2.250%, 11/15/25	117,000,000	121,906,559
0.375%, 11/30/25	12,000,000	11,642,456
0.375%, 12/31/25	35,000,000	33,937,851
1.625%, 2/15/26	150,000,000	152,635,020
0.500%, 2/28/26	25,000,000	24,299,237
0.750%, 4/30/26	50,000,000	49,028,550
2.375%, 4/30/26	20,000,000	20,985,442
1.625%, 5/15/26	94,000,000	95,634,228
0.750%, 5/31/26	50,000,000	48,999,375
0.875%, 6/30/26	20,000,000	19,693,070
1.875%, 6/30/26	30,000,000	30,855,858
0.625%, 7/31/26	50,000,000	48,644,675
1.875%, 7/31/26	5,000,000	5,144,768
1.500%, 8/15/26	103,000,000	104,222,888
0.750%, 8/31/26	35,000,000	34,234,382
0.875%, 9/30/26	30,000,000	29,486,649
2.000%, 11/15/26	48,000,000	49,687,958
2.250%, 2/15/27	39,000,000	40,881,247
0.625%, 3/31/27	10,000,000	9,672,128
2.375%, 5/15/27	32,000,000	33,791,494
2.250%, 8/15/27	35,000,000	36,733,869

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
2.250%, 11/15/27	$50,000,000	$52,525,120
0.625%, 11/30/27	25,000,000	23,962,255
2.750%, 2/15/28	39,500,000	42,709,979
2.875%, 5/15/28	37,000,000	40,335,528
1.250%, 5/31/28	25,000,000	24,772,010
2.875%, 8/15/28	49,000,000	53,543,692
3.125%, 11/15/28	77,500,000	86,197,593
2.625%, 2/15/29	74,000,000	80,063,286
2.375%, 5/15/29	64,000,000	68,268,621
1.500%, 2/15/30	32,500,000	32,675,195
0.625%, 8/15/30	35,000,000	32,648,438
0.875%, 11/15/30	65,000,000	61,754,498
1.125%, 2/15/31 (x)	110,000,000	106,653,074
1.625%, 5/15/31	55,000,000	55,708,983
1.250%, 8/15/31 (x)	45,000,000	44,012,110
1.375%, 11/15/31	50,000,000	49,375,000

Total U.S. Treasury Obligations		3,364,144,809

Total Long-Term Debt Securities (91.0%) (Cost $5,981,705,548)		6,108,690,152

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
FHLMC,
Series Z (ICE LIBOR USD 3 Month + 4.16%, 7.88% Floor), 8.375% (k)*	17,000	48,790
FNMA,
Series S (ICE LIBOR USD 3 Month + 4.23%, 7.75% Floor), 8.250% (k)(x)*	22,000	68,640

Total Preferred Stocks (0.0%) (Cost $18,166)		117,430

EXCHANGE TRADED FUNDS (ETF):
Fixed Income (8.2%)
iShares 1-3 Year Treasury Bond ETF (x)	580,000	49,613,200
iShares 3-7 Year Treasury Bond ETF (x)	203,449	26,177,783
iShares 7-10 Year Treasury Bond ETF (x)	25,971	2,986,665
Schwab Intermediate-Term U.S. Treasury ETF (x)	500,000	28,070,000
Schwab Short-Term U.S. Treasury ETF	600,000	30,510,000
Vanguard Intermediate-Term Treasury ETF (x)	2,900,000	192,763,000
Vanguard Short-Term Treasury ETF	3,600,000	218,988,000

Total Exchange Traded Funds (8.2%) (Cost $529,035,191)		549,108,648

SHORT-TERM INVESTMENTS:
Investment Company (0.6%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	40,000,000	40,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.0%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $1,000,013, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $1,020,179. (xx)	$1,000,000	1,000,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $8,788,124, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $8,963,873. (xx)	8,788,110	8,788,110
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $30,001,167, collateralized by various Common Stocks; total market value $33,339,648. (xx)	30,000,000	30,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $9,000,473, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $10,000,890. (xx)	9,000,000	9,000,000
Societe Generale SA, 0.05%, dated 12/31/21, due 1/3/22, repurchase price $5,700,024, collateralized by various U.S. Government Treasury Securities, ranging from 0.500%-2.125%, maturing 12/31/22-6/30/27; total market value $5,814,284. (xx)	5,700,000	5,700,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $10,000,117, collateralized by various Common Stocks; total market value $11,053,646. (xx)	10,000,000	10,000,000

Total Repurchase Agreements		64,488,110

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Value (Note 1)
Total Short-Term Investments (1.6%) (Cost $104,488,110)	$104,488,110

Total Investments in Securities (100.8%) (Cost $6,615,247,015)	6,762,404,340
Other Assets Less Liabilities (-0.8%)	(51,280,022)

Net Assets (100%)	$6,711,124,318

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $21,635,049 or 0.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2021.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $103,324,277. This was collateralized by $1,002,733 of various U.S. Government Treasury Securities, ranging from 0.125% - 6.250%, maturing 8/15/24 - 5/15/51 and by cash of $104,488,110 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.
AMERIBOR	— American Interbank Offered Rate
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
NATL-RE	— Insured by National Public Finance Guarantee Corp.
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$5,727,031	$—	$5,727,031
Corporate Bonds
Communication Services	—	117,923,611	—	117,923,611
Consumer Discretionary	—	105,815,633	—	105,815,633
Consumer Staples	—	115,835,064	—	115,835,064
Energy	—	134,737,733	—	134,737,733
Financials	—	873,889,514	—	873,889,514
Health Care	—	189,409,270	—	189,409,270
Industrials	—	143,062,479	—	143,062,479
Information Technology	—	199,257,498	—	199,257,498
Materials	—	45,806,404	—	45,806,404
Real Estate	—	109,688,166	—	109,688,166
Utilities	—	141,235,817	—	141,235,817
Exchange Traded Funds	549,108,648	—	—	549,108,648
Foreign Government Securities	—	157,761,812	—	157,761,812
Municipal Bonds	—	9,217,741	—	9,217,741
Preferred Stocks
Financials	117,430	—	—	117,430

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Company	$40,000,000	$—	$—	$40,000,000
Repurchase Agreements	—	64,488,110	—	64,488,110
Supranational	—	191,262,410	—	191,262,410
U.S. Government Agency Securities	—	203,915,160	—	203,915,160
U.S. Treasury Obligations	—	3,364,144,809	—	3,364,144,809

Total Assets	$589,226,078	$6,173,178,262	$—	$6,762,404,340

Total Liabilities	$—	$—	$—	$—

Total	$589,226,078	$6,173,178,262	$—	$6,762,404,340

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$553,575,306
Long-term U.S. government debt securities	1,340,147,422

$1,893,722,728

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,149,554,887
Long-term U.S. government debt securities	1,690,998,766

$2,840,553,653

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$188,078,767
Aggregate gross unrealized depreciation	(41,161,347)

Net unrealized appreciation	$146,917,420

Federal income tax cost of investments in securities and derivative instruments, if applicable	$6,615,486,920

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $6,550,758,905)	$6,697,916,230
Repurchase Agreements (Cost $64,488,110)	64,488,110
Cash	26,050,965
Foreign cash (Cost $474)	402
Dividends, interest and other receivables	31,895,188
Receivable for Portfolio shares sold	286,948
Securities lending income receivable	40,883
Other assets	29,952

Total assets	6,820,708,678

LIABILITIES
Payable for return of collateral on securities loaned	104,488,110
Payable for Portfolio shares redeemed	2,037,466
Investment management fees payable	1,703,783
Administrative fees payable	524,218
Distribution fees payable – Class IB	393,014
Distribution fees payable – Class IA	11,776
Other liabilities	87,085
Accrued expenses	338,908

Total liabilities	109,584,360

NET ASSETS	$6,711,124,318

Net assets were comprised of:
Paid in capital	$6,550,515,673
Total distributable earnings (loss)	160,608,645

Net assets	$6,711,124,318

Class IA
Net asset value, offering and redemption price per share, $55,358,465 / 5,510,025 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.05

Class IB
Net asset value, offering and redemption price per share, $1,847,383,414 / 183,537,192 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.07

Class K
Net asset value, offering and redemption price per share, $4,808,382,439 / 478,550,174 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.05

(x)	Includes value of securities on loan of $103,324,277.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$139,561,328
Dividends	3,715,041
Securities lending (net)	510,177

Total income	143,786,546

EXPENSES
Investment management fees	24,063,239
Administrative fees	7,202,798
Distribution fees – Class IB	4,713,387
Printing and mailing expenses	295,468
Professional fees	268,535
Trustees’ fees	242,515
Custodian fees	156,500
Distribution fees – Class IA	140,749
Miscellaneous	299,021

Gross expenses	37,382,212
Less: Waiver from investment manager	(1,167,061)

Net expenses	36,215,151

NET INVESTMENT INCOME (LOSS)	107,571,395

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	41,022,660
Net distributions of realized gain received from underlying funds	1,756,635

Net realized gain (loss)	42,779,295

Change in unrealized appreciation (depreciation) on:
Investments in securities	(303,821,219)
Foreign currency translations	(30)

Net change in unrealized appreciation (depreciation)	(303,821,249)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(261,041,954)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(153,470,559)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$107,571,395	$128,702,325
Net realized gain (loss)	42,779,295	74,724,859
Net change in unrealized appreciation (depreciation)	(303,821,249)	243,749,947

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(153,470,559)	447,177,131

Distributions to shareholders:
Class IA	(1,090,538)	(1,204,995)
Class IB	(36,352,281)	(39,962,562)
Class K	(107,345,656)	(140,142,868)

Total distributions to shareholders	(144,788,475)	(181,310,425)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 598,371 and 932,162 shares, respectively ]	6,180,816	9,753,050
Capital shares issued in reinvestment of dividends and distributions [ 108,452 and 115,244 shares, respectively ]	1,090,538	1,204,995
Capital shares repurchased [ (817,572) and (1,275,182) shares, respectively ]	(8,456,774)	(13,321,708)

Total Class IA transactions	(1,185,420)	(2,363,663)

Class IB
Capital shares sold [ 17,250,242 and 21,310,851 shares, respectively ]	178,459,435	224,546,896
Capital shares issued in reinvestment of dividends and distributions [ 3,608,507 and 3,815,064 shares, respectively ]	36,352,281	39,962,562
Capital shares repurchased [ (19,211,850) and (28,684,506) shares, respectively ]	(198,600,523)	(300,002,772)

Total Class IB transactions	16,211,193	(35,493,314)

Class K
Capital shares sold [ 82,422,829 and 143,761,453 shares, respectively ]	855,528,003	1,516,537,320
Capital shares issued in reinvestment of dividends and distributions [ 10,672,943 and 13,405,868 shares, respectively ]	107,345,656	140,142,868
Capital shares repurchased [ (184,782,989) and (162,481,334) shares, respectively ]	(1,903,221,250)	(1,683,111,688)

Total Class K transactions	(940,347,591)	(26,431,500)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(925,321,818)	(64,288,477)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,223,580,852)	201,578,229
NET ASSETS:
Beginning of year	7,934,705,170	7,733,126,941

End of year	$6,711,124,318	$7,934,705,170

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.47	$10.08	$9.67	$9.84	$9.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.16	0.19	0.18	0.16
Net realized and unrealized gain (loss)	(0.34)	0.46	0.41	(0.16)	(0.01)

Total from investment operations	(0.22)	0.62	0.60	0.02	0.15

Less distributions:
Dividends from net investment income	(0.15)	(0.16)	(0.19)	(0.19)	(0.16)
Distributions from net realized gains	(0.05)	(0.07)	—	—	—

Total dividends and distributions	(0.20)	(0.23)	(0.19)	(0.19)	(0.16)

Net asset value, end of year	$10.05	$10.47	$10.08	$9.67	$9.84

Total return	(2.09)%	6.10%	6.24%	0.20%	1.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$55,358	$58,836	$58,959	$63,477	$68,684
Ratio of expenses to average net assets:
After waivers (f)	0.65%	0.67%	0.67%	0.67%	0.69%
Before waivers (f)	0.66%	0.67%	0.67%	0.67%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.18%	1.52%	1.88%	1.83%	1.58%
Before waivers (f)	1.17%	1.51%	1.88%	1.83%	1.58%
Portfolio turnover rate^	24%	39%	29%	36%	28%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.49	$10.10	$9.69	$9.85	$9.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.16	0.19	0.18	0.16
Net realized and unrealized gain (loss)	(0.34)	0.46	0.41	(0.15)	(0.02)

Total from investment operations	(0.22)	0.62	0.60	0.03	0.14

Less distributions:
Dividends from net investment income	(0.15)	(0.16)	(0.19)	(0.19)	(0.16)
Distributions from net realized gains	(0.05)	(0.07)	—	—	—

Total dividends and distributions	(0.20)	(0.23)	(0.19)	(0.19)	(0.16)

Net asset value, end of year	$10.07	$10.49	$10.10	$9.69	$9.85

Total return	(2.08)%	6.09%	6.23%	0.30%	1.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,847,383	$1,907,400	$1,872,813	$1,876,715	$2,015,642
Ratio of expenses to average net assets:
After waivers (f)	0.65%	0.67%	0.67%	0.67%	0.69%
Before waivers (f)	0.66%	0.67%	0.67%	0.67%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.18%	1.51%	1.88%	1.83%	1.58%
Before waivers (f)	1.17%	1.51%	1.88%	1.83%	1.58%
Portfolio turnover rate^	24%	39%	29%	36%	28%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.47	$10.08	$9.67	$9.83	$9.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.19	0.21	0.20	0.18
Net realized and unrealized gain (loss)	(0.35)	0.45	0.42	(0.15)	(0.02)

Total from investment operations	(0.20)	0.64	0.63	0.05	0.16

Less distributions:
Dividends from net investment income	(0.17)	(0.18)	(0.22)	(0.21)	(0.18)
Distributions from net realized gains	(0.05)	(0.07)	—	—	—

Total dividends and distributions	(0.22)	(0.25)	(0.22)	(0.21)	(0.18)

Net asset value, end of year	$10.05	$10.47	$10.08	$9.67	$9.83

Total return	(1.86)%	6.36%	6.50%	0.55%	1.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,808,382	$5,968,469	$5,801,355	$5,696,650	$6,271,807
Ratio of expenses to average net assets:
After waivers (f)	0.40%	0.42%	0.42%	0.42%	0.44%
Before waivers (f)	0.41%	0.42%	0.42%	0.42%	0.44%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.43%	1.76%	2.13%	2.08%	1.83%
Before waivers (f)	1.42%	1.76%	2.13%	2.08%	1.83%
Portfolio turnover rate^	24%	39%	29%	36%	28%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	EARNEST Partners, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(0.55)%	8.76%	2.58%
Portfolio – Class K Shares*	(0.31)	9.04	2.84
MSCI Emerging Markets (Gross Dividends) IndexSM	(2.22)	10.26	4.52

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.55)% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the MSCI Emerging Markets (Gross Dividends) IndexSM, which returned (2.22)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Strong stock selection in the Consumer Discretionary and Materials sectors contributed to relative performance over the period.

•	The Portfolio’s relative overweight position to Financials and Information Technology also contributed to relative performance.

•	China BlueChemical Ltd. was among the largest contributors to the Portfolio’s overall performance.

What hurt performance during the year:

•	The Portfolio’s relative underweight to Communication Services detracted from performance during the year.

Portfolio Positioning and Outlook — EARNEST Partners, LLC

At period end, the Portfolio had relative overweight positions to Information Technology, Energy, Financials, Real Estate, and Consumer Staples, relative underweight positions to Materials, Health Care, Consumer Discretionary, Communication Services and Utilities, and market weight positions to Industrials.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Exchange Traded Funds	$37,760,134	47.8%
Investment Company	14,578,527	18.4
Financials	7,209,460	9.1
Information Technology	5,833,747	7.4
Consumer Discretionary	2,251,537	2.8
Energy	1,774,373	2.2
Consumer Staples	1,749,248	2.2
Materials	1,304,910	1.7
Repurchase Agreement	1,187,813	1.5
Communication Services	957,948	1.2
Industrials	929,436	1.2
Real Estate	771,994	1.0
Health Care	530,815	0.7
Utilities	173,833	0.2
Cash and Other	2,095,906	2.6

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

(in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$918.00	$5.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11
Class K
Actual	1,000.00	919.50	4.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.20% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Brazil (2.9%)
Ambev SA	166,500	$460,939
Banco Bradesco SA (ADR)	127,432	435,817
Itau Unibanco Holding SA (ADR)	69,774	261,653
Petroleo Brasileiro SA (ADR)	58,255	639,640
XP, Inc., Class A*	16,154	464,266

		2,262,315

Chile (0.9%)
Aguas Andinas SA, Class A	955,519	173,833
Sociedad Quimica y Minera de Chile SA (ADR)	11,205	565,068

		738,901

China (6.3%)
Baidu, Inc. (ADR)*	3,567	530,734
BYD Co. Ltd., Class H	16,500	564,138
Industrial & Commercial Bank of China Ltd., Class H	393,000	221,762
Jiangxi Copper Co. Ltd., Class H	286,000	457,744
Poly Property Services Co. Ltd., Class H (m)(x)	98,200	771,994
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H (x)	65,000	286,340
Shenzhou International Group Holdings Ltd.	33,400	642,081
Sinopharm Group Co. Ltd., Class H	112,400	244,475
TravelSky Technology Ltd., Class H	374,000	629,285
Weibo Corp. (ADR)*	13,790	427,214
Weichai Power Co. Ltd., Class H	112,000	219,187

		4,994,954

Colombia (1.4%)
Bancolombia SA (ADR)	17,926	566,282
Ecopetrol SA	865,691	572,727

		1,139,009

Czech Republic (1.2%)
Komercni Banka A/S	22,483	962,116

India (1.8%)
HDFC Bank Ltd. (ADR)	9,924	645,755
ICICI Bank Ltd. (ADR)	39,928	790,175

		1,435,930

Indonesia (1.6%)
Bank Rakyat Indonesia Persero Tbk. PT	2,847,082	821,014
Indofood Sukses Makmur Tbk. PT	934,300	414,625

		1,235,639

Mexico (0.7%)
Grupo Financiero Banorte SAB de CV, Class O	82,400	535,919

Singapore (0.6%)
BOC Aviation Ltd. (m)	69,600	509,668

South Africa (2.2%)
FirstRand Ltd.	165,955	633,202
Naspers Ltd., Class N	3,556	551,643
Ninety One Ltd.	156,808	556,085

		1,740,930

South Korea (2.3%)
CJ Corp.*	2,859	200,581
Cosmax, Inc.*	4,877	358,570
Samsung Electronics Co. Ltd.	18,950	1,248,189

		1,807,340

Taiwan (6.3%)
ASE Technology Holding Co. Ltd.	229,512	883,472
Feng TAY Enterprise Co. Ltd.	59,000	493,675
Hon Hai Precision Industry Co. Ltd.	145,800	548,061
Micro-Star International Co. Ltd.	144,000	835,363
Taiwan Semiconductor Manufacturing Co. Ltd.	76,000	1,689,377
Uni-President Enterprises Corp.	207,750	515,114

		4,965,062

Thailand (1.5%)
Kasikornbank PCL	74,200	315,414
PTT Exploration & Production PCL	159,100	562,006
PTT Global Chemical PCL	160,400	282,098

		1,159,518

Total Common Stocks (29.7%) (Cost $19,368,135)		23,487,301

EXCHANGE TRADED FUNDS (ETF):
Equity (47.8%)
iShares Core MSCI Emerging Markets ETF	420,148	25,150,059
Vanguard FTSE Emerging Markets ETF (x)	254,955	12,610,075

Total Exchange Traded Funds (47.8%) (Cost $31,720,821)		37,760,134

SHORT-TERM INVESTMENTS:
Investment Company (18.4%)
JPMorgan Prime Money Market Fund, IM Shares	14,572,698	14,578,527

	Principal Amount	Value (Note 1)
Repurchase Agreement (1.5%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $1,187,815, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22 - 11/15/51; total market value $1,211,569. (xx)	$1,187,813	1,187,813

Total Short-Term Investments (19.9%) (Cost $15,767,425)		15,766,340

Total Investments in Securities (97.4%) (Cost $66,856,381)		77,013,775
Other Assets Less Liabilities (2.6%)		2,095,906

Net Assets (100%)		$79,109,681

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $1,281,662 or 1.6% of net assets.

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $1,400,308. This was collateralized by $253,214 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/31/22 - 5/15/50 and by cash of $1,187,813 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	276	3/2022	USD	16,922,940	(187,276)

					(187,276)

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Brazil	$1,801,376	$460,939	$—	$2,262,315
Chile	565,068	173,833	—	738,901
China	957,948	4,037,006	—	4,994,954
Colombia	566,282	572,727	—	1,139,009
Czech Republic	—	962,116	—	962,116
India	1,435,930	—	—	1,435,930
Indonesia	—	1,235,639	—	1,235,639
Mexico	535,919	—	—	535,919
Singapore	—	509,668	—	509,668
South Africa	—	1,740,930	—	1,740,930
South Korea	—	1,807,340	—	1,807,340
Taiwan	—	4,965,062	—	4,965,062
Thailand	—	1,159,518	—	1,159,518
Exchange Traded Funds	37,760,134	—	—	37,760,134

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Company	$14,578,527	$—	$—	$14,578,527
Repurchase Agreement	—	1,187,813	—	1,187,813

Total Assets	$58,201,184	$18,812,591	$—	$77,013,775

Liabilities:
Futures	$(187,276)	$—	$—	$(187,276)

Total Liabilities	$(187,276)	$—	$—	$(187,276)

Total	$58,013,908	$18,812,591	$—	$76,826,499

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(187,276	)*

Total		$(187,276)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(39)	$(39)
Equity contracts	71,815	—	71,815

Total	$71,815	$(39)	$71,776

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(646,013)	$(646,013)

Total	$(646,013)	$(646,013)

^ This Portfolio held forward foreign currency for hedging and futures contracts as a substitute for investing in conventional securities.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $64,000 for one month and futures contracts with an average notional balance of approximately $16,722,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$11,869,814
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$7,882,081

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,142,120
Aggregate gross unrealized depreciation	(2,379,322)

Net unrealized appreciation	$9,762,798

Federal income tax cost of investments in securities and derivative instruments, if applicable	$67,063,701

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $65,668,568)	$75,825,962
Repurchase Agreements (Cost $1,187,813)	1,187,813
Cash	1,428,000
Foreign cash (Cost $41,109)	41,109
Cash held as collateral at broker for futures	1,963,000
Receivable for Portfolio shares sold	127,410
Receivable for securities sold	121,262
Dividends, interest and other receivables	42,246
Securities lending income receivable	3,057
Other assets	294

Total assets	80,740,153

LIABILITIES
Payable for return of collateral on securities loaned	1,187,813
Payable for Portfolio shares redeemed	204,176
Due to broker for futures variation margin	96,600
Investment management fees payable	47,036
Distribution fees payable – Class IB	8,808
Administrative fees payable	7,860
Accrued expenses	78,179

Total liabilities	1,630,472

NET ASSETS	$79,109,681

Net assets were comprised of:
Paid in capital	$69,619,500
Total distributable earnings (loss)	9,490,181

Net assets	$79,109,681

Class IB
Net asset value, offering and redemption price per share, $41,914,690 / 3,925,885 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.68

Class K
Net asset value, offering and redemption price per share, $37,194,991 / 3,483,312 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.68

(x)	Includes value of securities on loan of $1,400,308.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $81,233 foreign withholding tax)	$1,771,147
Interest	288
Securities lending (net)	35,839

Total income	1,807,274

EXPENSES
Investment management fees	557,229
Distribution fees – Class IB	101,011
Administrative fees	94,176
Custodian fees	62,100
Professional fees	60,323
Printing and mailing expenses	20,727
Trustees’ fees	2,217
Recoupment fees	336
Miscellaneous	9,412

Gross expenses	907,531
Less: Waiver from investment manager	(50,389)

Net expenses	857,142

NET INVESTMENT INCOME (LOSS)	950,132

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	449,447
Futures contracts	71,815
Forward foreign currency contracts	(39)
Foreign currency transactions	673

Net realized gain (loss)	521,896

Change in unrealized appreciation (depreciation) on:
Investments in securities	(1,348,013)
Futures contracts	(646,013)
Foreign currency translations	(407)

Net change in unrealized appreciation (depreciation)	(1,994,433)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,472,537)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(522,405)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$950,132	$603,078
Net realized gain (loss)	521,896	2,423,149
Net change in unrealized appreciation (depreciation)	(1,994,433)	7,049,652

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(522,405)	10,075,879

Distributions to shareholders:
Class IB	(1,568,530)	(667,644)
Class K	(1,505,539)	(1,023,324)

Total distributions to shareholders	(3,074,069)	(1,690,968)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,440,025 and 787,737 shares, respectively ]	16,706,612	7,334,506
Capital shares issued in reinvestment of dividends and distributions [ 145,678 and 67,347 shares, respectively ]	1,568,530	667,644
Capital shares repurchased [ (562,729) and (597,961) shares, respectively ]	(6,419,761)	(5,471,652)

Total Class IB transactions	11,855,381	2,530,498

Class K
Capital shares sold [ 416,116 and 1,187,602 shares, respectively ]	4,785,941	10,030,569
Capital shares issued in reinvestment of dividends and distributions [ 139,814 and 102,784 shares, respectively ]	1,505,539	1,023,324
Capital shares repurchased [ (860,188) and (1,488,158) shares, respectively ]	(10,107,753)	(13,744,506)

Total Class K transactions	(3,816,273)	(2,690,613)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,039,108	(160,115)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,442,634	8,224,796
NET ASSETS:
Beginning of year	74,667,047	66,442,251

End of year	$79,109,681	$74,667,047

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021	2020		2019	2018	2017
Net asset value, beginning of year	$11.16	$10.02		$8.62	$10.38	$8.01

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.08	(aa)	0.17	0.14	0.11
Net realized and unrealized gain (loss)	(0.19)	1.30		1.38	(1.71)	2.59

Total from investment operations	(0.06)	1.38		1.55	(1.57)	2.70

Less distributions:
Dividends from net investment income	(0.14)	(0.11)		(0.15)	(0.13)	(0.09)
Distributions from net realized gains	(0.28)	(0.13)		—	(0.06)	(0.24)

Total dividends and distributions	(0.42)	(0.24)		(0.15)	(0.19)	(0.33)

Net asset value, end of year	$10.68	$11.16		$10.02	$8.62	$10.38

Total return	(0.55)%	14.10%		18.07%	(15.21)%	33.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$41,915	$32,396		$26,516	$21,221	$20,656
Ratio of expenses to average net assets:
After waivers (f)	1.20%	1.20%		1.20%	1.20%	1.20%
Before waivers (f)	1.26%	1.39%		1.34%	1.35%	1.39%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.13%	0.84	%(bb)	1.84%	1.40%	1.15%
Before waivers (f)	1.07%	0.65	%(bb)	1.69%	1.25%	0.96%
Portfolio turnover rate^	13%	29%		9%	8%	37%

	Year Ended December 31,
Class K	2021	2020		2019	2018	2017
Net asset value, beginning of year	$11.16	$10.02		$8.61	$10.38	$8.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.10	(aa)	0.19	0.16	0.12
Net realized and unrealized gain (loss)	(0.19)	1.30		1.40	(1.71)	2.62

Total from investment operations	(0.04)	1.40		1.59	(1.55)	2.74

Less distributions:
Dividends from net investment income	(0.16)	(0.13)		(0.18)	(0.16)	(0.12)
Distributions from net realized gains	(0.28)	(0.13)		—	(0.06)	(0.24)

Total dividends and distributions	(0.44)	(0.26)		(0.18)	(0.22)	(0.36)

Net asset value, end of year	$10.68	$11.16		$10.02	$8.61	$10.38

Total return	(0.31)%	14.33%		18.49%	(15.07)%	34.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$37,195	$42,272		$39,926	$33,360	$38,119
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%		0.95%	0.95%	0.95%
Before waivers (f)	1.01%	1.14%		1.09%	1.10%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.26%	1.04	%(bb)	2.08%	1.61%	1.23%
Before waivers (f)	1.20%	0.85	%(bb)	1.93%	1.46%	1.04%
Portfolio turnover rate^	13%	29%		9%	8%	37%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.07 and $0.09 for Class IB and Class K, respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend the ratios for each class would have been 0.10% lower.

See Notes to Financial Statements.

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	27.98%	17.78%	15.84%
Portfolio – Class IB Shares	27.98	17.78	15.84
Portfolio – Class K Shares	28.30	18.07	16.12
S&P 500® Index	28.71	18.47	16.55

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 27.98% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 28.71% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance were Information Technology, Financials, Health Care, Consumer Discretionary and Communication Services.

•	The stocks that contributed most to performance were Microsoft, Apple, Nvidia, Alphabet A Shares and Alphabet C Shares.

What hurt performance during the year:

•	No sector detracted from performance.

•	The stocks that detracted most from performance were Disney, PayPal, Global Payments, Moderna and Activision Blizzard.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	28.9%
Health Care	13.2
Consumer Discretionary	12.4
Financials	10.6
Communication Services	10.1
Industrials	7.7
Consumer Staples	5.8
Real Estate	2.7
Energy	2.7
Materials	2.5
Utilities	2.5
Repurchase Agreements	0.0 #
Cash and Other	0.9

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,113.50	$2.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.43	2.80
Class IB
Actual	1,000.00	1,113.60	2.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.43	2.80
Class K
Actual	1,000.00	1,115.00	1.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.69	1.53

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.55%, 0.55% and 0.30%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.1%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.	1,574,421	$38,730,757
Lumen Technologies, Inc. (x)	203,170	2,549,783
Verizon Communications, Inc.	912,808	47,429,504

		88,710,044

Entertainment (1.7%)
Activision Blizzard, Inc.	171,726	11,424,931
Electronic Arts, Inc.	62,352	8,224,229
Live Nation Entertainment, Inc.*	29,782	3,564,608
Netflix, Inc.*	97,661	58,834,893
Take-Two Interactive Software, Inc.*	25,421	4,517,820
Walt Disney Co. (The)*	400,633	62,054,045

		148,620,526

Interactive Media & Services (6.2%)
Alphabet, Inc., Class A*	66,322	192,137,487
Alphabet, Inc., Class C*	61,648	178,384,036
Match Group, Inc.*	62,413	8,254,119
Meta Platforms, Inc., Class A*	521,708	175,476,486
Twitter, Inc.*	176,295	7,619,470

		561,871,598

Media (1.0%)
Charter Communications, Inc., Class A*	27,276	17,783,134
Comcast Corp., Class A	1,005,257	50,594,585
Discovery, Inc., Class A (x)*	37,306	878,183
Discovery, Inc., Class C*	66,966	1,533,521
DISH Network Corp., Class A*	55,054	1,785,952
Fox Corp., Class A	70,629	2,606,210
Fox Corp., Class B	32,421	1,111,068
Interpublic Group of Cos., Inc. (The)	86,813	3,251,147
News Corp., Class A	86,655	1,933,273
News Corp., Class B	26,848	604,080
Omnicom Group, Inc.	46,864	3,433,725
ViacomCBS, Inc.	133,764	4,036,997

		89,551,875

Wireless Telecommunication Services (0.2%)
T-Mobile US, Inc.*	129,431	15,011,407

Total Communication Services		903,765,450

Consumer Discretionary (12.4%)
Auto Components (0.1%)
Aptiv plc*	59,642	9,837,948
BorgWarner, Inc.	52,863	2,382,535

		12,220,483

Automobiles (2.5%)
Ford Motor Co.	865,455	17,975,500
General Motors Co.*	320,100	18,767,463
Tesla, Inc.*	179,348	189,531,380

		226,274,343

Distributors (0.2%)
Genuine Parts Co.	31,400	4,402,280
LKQ Corp.	59,125	3,549,274
Pool Corp.	8,839	5,002,874

		12,954,428

Hotels, Restaurants & Leisure (1.9%)
Booking Holdings, Inc.*	9,054	21,722,628
Caesars Entertainment, Inc.*	47,132	4,408,256
Carnival Corp.*	177,364	3,568,564
Chipotle Mexican Grill, Inc.*	6,204	10,846,143
Darden Restaurants, Inc.	28,614	4,310,413
Domino’s Pizza, Inc.	8,023	4,527,620
Expedia Group, Inc.*	32,190	5,817,377
Hilton Worldwide Holdings, Inc.*	61,451	9,585,741
Las Vegas Sands Corp.*	75,798	2,853,037
Marriott International, Inc., Class A*	60,316	9,966,616
McDonald’s Corp.	164,750	44,164,532
MGM Resorts International	85,817	3,851,467
Norwegian Cruise Line Holdings Ltd.*	81,583	1,692,031
Penn National Gaming, Inc.*	36,626	1,899,058
Royal Caribbean Cruises Ltd.*	49,434	3,801,475
Starbucks Corp.	260,162	30,431,149
Wynn Resorts Ltd.*	23,204	1,973,268
Yum! Brands, Inc.	64,628	8,974,244

		174,393,619

Household Durables (0.4%)
DR Horton, Inc.	71,863	7,793,542
Garmin Ltd.	33,498	4,561,423
Lennar Corp., Class A	59,937	6,962,282
Mohawk Industries, Inc.*	12,096	2,203,649
Newell Brands, Inc.	83,473	1,823,050
NVR, Inc.*	722	4,266,204
PulteGroup, Inc.	55,821	3,190,729
Whirlpool Corp.	13,392	3,142,567

		33,943,446

Internet & Direct Marketing Retail (3.7%)
Amazon.com, Inc.*	96,161	320,633,469
eBay, Inc.	138,019	9,178,263
Etsy, Inc.*	27,952	6,119,811

		335,931,543

Leisure Products (0.0%)
Hasbro, Inc.	28,589	2,909,788

Multiline Retail (0.5%)
Dollar General Corp.	51,439	12,130,859
Dollar Tree, Inc.*	49,587	6,967,965
Target Corp.	107,601	24,903,176

		44,002,000

Specialty Retail (2.4%)
Advance Auto Parts, Inc.	13,890	3,331,933
AutoZone, Inc.*	4,623	9,691,611
Bath & Body Works, Inc.	58,288	4,067,919
Best Buy Co., Inc.	48,806	4,958,690
CarMax, Inc.*	35,742	4,654,681
Gap, Inc. (The)	47,265	834,227
Home Depot, Inc. (The)	232,682	96,565,357
Lowe’s Cos., Inc.	152,665	39,460,849

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
O’Reilly Automotive, Inc.*	14,856	$10,491,753
Ross Stores, Inc.	78,349	8,953,724
TJX Cos., Inc. (The)	265,131	20,128,746
Tractor Supply Co.	25,094	5,987,428
Ulta Beauty, Inc.*	11,985	4,941,895

		214,068,813

Textiles, Apparel & Luxury Goods (0.7%)
NIKE, Inc., Class B	281,726	46,955,273
PVH Corp.	15,665	1,670,672
Ralph Lauren Corp.	10,745	1,277,151
Tapestry, Inc.	60,662	2,462,877
Under Armour, Inc., Class A*	41,592	881,334
Under Armour, Inc., Class C*	47,417	855,403
VF Corp.	71,877	5,262,834

		59,365,544

Total Consumer Discretionary		1,116,064,007

Consumer Staples (5.8%)
Beverages (1.4%)
Brown-Forman Corp., Class B	40,288	2,935,384
Coca-Cola Co. (The)	857,096	50,748,654
Constellation Brands, Inc., Class A	36,216	9,089,130
Molson Coors Beverage Co., Class B	41,538	1,925,286
Monster Beverage Corp.*	82,830	7,954,993
PepsiCo, Inc.	304,842	52,954,104

		125,607,551

Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	97,412	55,300,792
Kroger Co. (The)	149,198	6,752,702
Sysco Corp.	113,028	8,878,349
Walgreens Boots Alliance, Inc.	158,403	8,262,301
Walmart, Inc.	313,547	45,367,115

		124,561,259

Food Products (0.8%)
Archer-Daniels-Midland Co.	123,343	8,336,753
Campbell Soup Co.	44,627	1,939,489
Conagra Brands, Inc.	105,760	3,611,704
General Mills, Inc.	133,540	8,997,925
Hershey Co. (The)	32,055	6,201,681
Hormel Foods Corp.	62,203	3,036,129
J M Smucker Co. (The)	23,890	3,244,740
Kellogg Co.	56,407	3,633,739
Kraft Heinz Co. (The)	156,526	5,619,283
Lamb Weston Holdings, Inc.	32,204	2,041,090
McCormick & Co., Inc. (Non-Voting)	54,976	5,311,231
Mondelez International, Inc., Class A	307,558	20,394,171
Tyson Foods, Inc., Class A	65,000	5,665,400

		78,033,335

Household Products (1.4%)
Church & Dwight Co., Inc.	53,828	5,517,370
Clorox Co. (The)	27,088	4,723,064
Colgate-Palmolive Co.	185,828	15,858,561
Kimberly-Clark Corp.	74,238	10,610,095
Procter & Gamble Co. (The)	533,541	87,276,637

		123,985,727

Personal Products (0.2%)
Estee Lauder Cos., Inc. (The), Class A	51,086	18,912,037

Tobacco (0.6%)
Altria Group, Inc.	405,012	19,193,519
Philip Morris International, Inc.	343,243	32,608,085

		51,801,604

Total Consumer Staples		522,901,513

Energy (2.7%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	192,710	4,636,603
Halliburton Co.	197,351	4,513,417
Schlumberger NV	309,247	9,261,948

		18,411,968

Oil, Gas & Consumable Fuels (2.5%)
APA Corp.	80,093	2,153,701
Chevron Corp.	425,009	49,874,806
ConocoPhillips	290,796	20,989,655
Coterra Energy, Inc.	179,374	3,408,106
Devon Energy Corp.	138,814	6,114,757
Diamondback Energy, Inc.	37,548	4,049,552
EOG Resources, Inc.	128,998	11,458,892
Exxon Mobil Corp.#	933,401	57,114,807
Hess Corp.	60,775	4,499,173
Kinder Morgan, Inc.	429,925	6,818,610
Marathon Oil Corp.	171,649	2,818,477
Marathon Petroleum Corp.	135,722	8,684,851
Occidental Petroleum Corp.	195,624	5,671,140
ONEOK, Inc.	98,318	5,777,166
Phillips 66	96,606	7,000,071
Pioneer Natural Resources Co.	50,058	9,104,549
Valero Energy Corp.	90,138	6,770,265
Williams Cos., Inc. (The)	267,885	6,975,725

		219,284,303

Total Energy		237,696,271

Financials (10.6%)
Banks (3.9%)
Bank of America Corp.	1,587,869	70,644,292
Citigroup, Inc.	437,483	26,419,598
Citizens Financial Group, Inc.	93,967	4,439,941
Comerica, Inc.	28,915	2,515,605
Fifth Third Bancorp	150,752	6,565,249
First Republic Bank	39,523	8,161,895
Huntington Bancshares, Inc.	318,910	4,917,592
JPMorgan Chase & Co.	651,566	103,175,476
KeyCorp	205,276	4,748,034
M&T Bank Corp.	28,372	4,357,372
People’s United Financial, Inc.	94,368	1,681,638
PNC Financial Services Group, Inc. (The)	93,182	18,684,855
Regions Financial Corp.	210,176	4,581,837
Signature Bank	13,368	4,324,147
SVB Financial Group*	12,939	8,775,747
Truist Financial Corp.	294,312	17,231,967
US Bancorp	297,498	16,710,463

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Wells Fargo & Co.	879,090	$42,178,738
Zions Bancorp NA	34,496	2,178,767

		352,293,213

Capital Markets (3.0%)
Ameriprise Financial, Inc.	24,669	7,441,650
Bank of New York Mellon Corp. (The)	167,508	9,728,865
BlackRock, Inc.	31,485	28,826,407
Cboe Global Markets, Inc.	23,512	3,065,965
Charles Schwab Corp. (The)	331,460	27,875,786
CME Group, Inc.	79,238	18,102,713
FactSet Research Systems, Inc.	8,299	4,033,397
Franklin Resources, Inc.	61,955	2,074,873
Goldman Sachs Group, Inc. (The)	74,843	28,631,190
Intercontinental Exchange, Inc.	124,217	16,989,159
Invesco Ltd.	75,247	1,732,186
MarketAxess Holdings, Inc.	8,384	3,448,088
Moody’s Corp.	35,659	13,927,692
Morgan Stanley	316,500	31,067,640
MSCI, Inc.	18,178	11,137,479
Nasdaq, Inc.	25,808	5,419,938
Northern Trust Corp.	45,784	5,476,224
Raymond James Financial, Inc.	40,833	4,099,633
S&P Global, Inc.	53,135	25,076,001
State Street Corp.	80,612	7,496,916
T. Rowe Price Group, Inc.	49,552	9,743,905

		265,395,707

Consumer Finance (0.6%)
American Express Co.	138,324	22,629,806
Capital One Financial Corp.	93,839	13,615,101
Discover Financial Services	64,616	7,467,025
Synchrony Financial	120,657	5,597,278

		49,309,210

Diversified Financial Services (1.3%)
Berkshire Hathaway, Inc., Class B*	403,775	120,728,725

Insurance (1.8%)
Aflac, Inc.	134,183	7,834,945
Allstate Corp. (The)	63,205	7,436,068
American International Group, Inc.	183,061	10,408,848
Aon plc, Class A	48,578	14,600,604
Arthur J Gallagher & Co.	45,700	7,753,919
Assurant, Inc.	12,562	1,957,913
Brown & Brown, Inc.	51,682	3,632,211
Chubb Ltd.	94,968	18,358,264
Cincinnati Financial Corp.	33,040	3,764,247
Everest Re Group Ltd.	8,680	2,377,626
Globe Life, Inc.	20,482	1,919,573
Hartford Financial Services Group, Inc. (The)	75,039	5,180,693
Lincoln National Corp.	37,451	2,556,405
Loews Corp.	44,185	2,552,126
Marsh & McLennan Cos., Inc.	111,317	19,349,121
MetLife, Inc.	157,637	9,850,736
Principal Financial Group, Inc.	54,350	3,931,135
Progressive Corp. (The)	128,992	13,241,029
Prudential Financial, Inc.	83,340	9,020,722
Travelers Cos., Inc. (The)	54,239	8,484,607
W R Berkley Corp.	30,766	2,534,811
Willis Towers Watson plc	27,473	6,524,563

		163,270,166

Total Financials		950,997,021

Health Care (13.2%)
Biotechnology (1.8%)
AbbVie, Inc.	389,775	52,775,535
Amgen, Inc.	124,187	27,938,349
Biogen, Inc.*	32,386	7,770,049
Gilead Sciences, Inc.	276,562	20,081,167
Incyte Corp.*	41,396	3,038,466
Moderna, Inc.*	77,771	19,752,279
Regeneron Pharmaceuticals, Inc.*	23,309	14,720,100
Vertex Pharmaceuticals, Inc.*	56,057	12,310,117

		158,386,062

Health Care Equipment & Supplies (2.9%)
Abbott Laboratories	389,865	54,869,600
ABIOMED, Inc.*	10,031	3,602,834
Align Technology, Inc.*	16,169	10,625,943
Baxter International, Inc.	110,391	9,475,963
Becton Dickinson and Co.	63,319	15,923,462
Boston Scientific Corp.*	314,177	13,346,239
Cooper Cos., Inc. (The)	10,871	4,554,297
Dentsply Sirona, Inc.	48,197	2,688,911
Dexcom, Inc.*	21,369	11,474,085
Edwards Lifesciences Corp.*	137,650	17,832,557
Hologic, Inc.*	55,887	4,278,709
IDEXX Laboratories, Inc.*	18,695	12,309,910
Intuitive Surgical, Inc.*	78,704	28,278,347
Medtronic plc	296,719	30,695,581
ResMed, Inc.	32,129	8,368,962
STERIS plc	22,053	5,367,921
Stryker Corp.	74,024	19,795,498
Teleflex, Inc.	10,328	3,392,541
Zimmer Biomet Holdings, Inc.	46,059	5,851,335

		262,732,695

Health Care Providers & Services (2.7%)
AmerisourceBergen Corp.	32,984	4,383,244
Anthem, Inc.	53,513	24,805,416
Cardinal Health, Inc.	62,127	3,198,919
Centene Corp.*	128,648	10,600,595
Cigna Corp.	73,072	16,779,523
CVS Health Corp.	291,041	30,023,790
DaVita, Inc.*	14,378	1,635,641
HCA Healthcare, Inc.	52,801	13,565,633
Henry Schein, Inc.*	30,574	2,370,402
Humana, Inc.	28,339	13,145,329
Laboratory Corp. of America Holdings*	21,100	6,629,831
McKesson Corp.	33,663	8,367,612
Quest Diagnostics, Inc.	27,047	4,679,401
UnitedHealth Group, Inc.	207,656	104,272,384
Universal Health Services, Inc., Class B	16,121	2,090,249

		246,547,969

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Health Care Technology (0.1%)
Cerner Corp.	64,869	$6,024,384

Life Sciences Tools & Services (2.0%)
Agilent Technologies, Inc.	66,743	10,655,520
Bio-Rad Laboratories, Inc., Class A*	4,764	3,599,536
Bio-Techne Corp.	8,664	4,482,234
Charles River Laboratories International, Inc.*	11,126	4,192,054
Danaher Corp.	140,217	46,132,795
Illumina, Inc.*	34,461	13,110,343
IQVIA Holdings, Inc.*	42,120	11,883,737
Mettler-Toledo International, Inc.*	5,068	8,601,460
PerkinElmer, Inc.	27,824	5,594,294
Thermo Fisher Scientific, Inc.	86,879	57,969,144
Waters Corp.*	13,457	5,014,078
West Pharmaceutical Services, Inc.	16,333	7,660,340

		178,895,535

Pharmaceuticals (3.7%)
Bristol-Myers Squibb Co.	489,379	30,512,781
Catalent, Inc.*	37,743	4,832,236
Eli Lilly and Co.	175,052	48,352,864
Johnson & Johnson	580,425	99,293,305
Merck & Co., Inc.	556,910	42,681,582
Organon & Co.	55,901	1,702,186
Pfizer, Inc.	1,237,504	73,074,611
Viatris, Inc.	266,642	3,607,666
Zoetis, Inc.	104,313	25,455,501

		329,512,732

Total Health Care		1,182,099,377

Industrials (7.7%)
Aerospace & Defense (1.3%)
Boeing Co. (The)*	121,799	24,520,575
General Dynamics Corp.	51,096	10,651,983
Howmet Aerospace, Inc.	84,772	2,698,293
Huntington Ingalls Industries, Inc.	8,832	1,649,288
L3Harris Technologies, Inc.	43,263	9,225,402
Lockheed Martin Corp.	54,116	19,233,367
Northrop Grumman Corp.	32,857	12,717,959
Raytheon Technologies Corp.	330,004	28,400,144
Textron, Inc.	48,598	3,751,766
TransDigm Group, Inc.*	11,544	7,345,216

		120,193,993

Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	28,659	3,084,568
Expeditors International of Washington, Inc.	37,349	5,015,597
FedEx Corp.	53,884	13,936,558
United Parcel Service, Inc., Class B	160,762	34,457,727

		56,494,450

Airlines (0.2%)
Alaska Air Group, Inc.*	27,626	1,439,315
American Airlines Group, Inc. (x)*	142,761	2,563,987
Delta Air Lines, Inc.*	141,108	5,514,501
Southwest Airlines Co.*	130,504	5,590,791
United Airlines Holdings, Inc.*	71,391	3,125,498

		18,234,092

Building Products (0.5%)
A O Smith Corp.	29,364	2,520,899
Allegion plc	19,775	2,619,001
Carrier Global Corp.	191,061	10,363,149
Fortune Brands Home & Security, Inc.	29,926	3,199,090
Johnson Controls International plc	156,251	12,704,769
Masco Corp.	53,815	3,778,889
Trane Technologies plc	52,372	10,580,715

		45,766,512

Commercial Services & Supplies (0.4%)
Cintas Corp.	19,379	8,588,191
Copart, Inc.*	47,047	7,133,266
Republic Services, Inc.	46,141	6,434,363
Rollins, Inc.	49,903	1,707,182
Waste Management, Inc.	84,850	14,161,465

		38,024,467

Construction & Engineering (0.1%)
Quanta Services, Inc.	31,417	3,602,273

Electrical Equipment (0.6%)
AMETEK, Inc.	51,001	7,499,187
Eaton Corp. plc	87,882	15,187,767
Emerson Electric Co.	131,800	12,253,446
Generac Holdings, Inc.*	13,910	4,895,207
Rockwell Automation, Inc.	25,571	8,920,444

		48,756,051

Industrial Conglomerates (1.0%)
3M Co.	127,050	22,567,892
General Electric Co.	242,113	22,872,415
Honeywell International, Inc.	151,781	31,647,856
Roper Technologies, Inc.	23,257	11,439,188

		88,527,351

Machinery (1.5%)
Caterpillar, Inc.	119,265	24,656,846
Cummins, Inc.	31,535	6,879,045
Deere & Co.	62,209	21,330,844
Dover Corp.	31,745	5,764,892
Fortive Corp.	79,058	6,031,335
IDEX Corp.	16,763	3,961,432
Illinois Tool Works, Inc.	62,975	15,542,230
Ingersoll Rand, Inc.	89,862	5,559,762
Otis Worldwide Corp.	93,651	8,154,193
PACCAR, Inc.	76,544	6,755,773
Parker-Hannifin Corp.	28,464	9,054,968
Pentair plc	36,484	2,664,426
Snap-on, Inc.	11,845	2,551,176
Stanley Black & Decker, Inc.	35,945	6,779,946
Westinghouse Air Brake Technologies Corp.	41,189	3,793,919
Xylem, Inc.	39,757	4,767,659

		134,248,446

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Professional Services (0.4%)
Equifax, Inc.	26,899	$7,875,758
IHS Markit Ltd.	87,935	11,688,320
Jacobs Engineering Group, Inc.	28,731	4,000,217
Leidos Holdings, Inc.	30,941	2,750,655
Nielsen Holdings plc	79,107	1,622,485
Robert Half International, Inc.	24,545	2,737,259
Verisk Analytics, Inc.	35,532	8,127,234

		38,801,928

Road & Rail (0.9%)
CSX Corp.	489,012	18,386,851
JB Hunt Transport Services, Inc.	18,522	3,785,897
Norfolk Southern Corp.	53,652	15,972,737
Old Dominion Freight Line, Inc.	20,540	7,361,125
Union Pacific Corp.	141,739	35,708,307

		81,214,917

Trading Companies & Distributors (0.2%)
Fastenal Co.	126,809	8,123,384
United Rentals, Inc.*	15,961	5,303,681
WW Grainger, Inc.	9,542	4,945,046

		18,372,111

Total Industrials		692,236,591

Information Technology (28.9%)
Communications Equipment (0.9%)
Arista Networks, Inc.*	49,456	7,109,300
Cisco Systems, Inc.	929,886	58,926,876
F5, Inc.*	13,297	3,253,909
Juniper Networks, Inc.	71,694	2,560,193
Motorola Solutions, Inc.	37,238	10,117,564

		81,967,842

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	131,851	11,531,688
CDW Corp.	29,924	6,127,837
Corning, Inc.	169,340	6,304,528
IPG Photonics Corp.*	7,875	1,355,602
Keysight Technologies, Inc.*	40,611	8,386,578
TE Connectivity Ltd.	71,944	11,607,445
Teledyne Technologies, Inc.*	10,287	4,494,287
Trimble, Inc.*	55,341	4,825,182
Zebra Technologies Corp., Class A*	11,783	7,013,242

		61,646,389

IT Services (4.5%)
Accenture plc, Class A	139,262	57,731,062
Akamai Technologies, Inc.*	35,823	4,192,724
Automatic Data Processing, Inc.	92,905	22,908,515
Broadridge Financial Solutions, Inc.	25,703	4,699,022
Cognizant Technology Solutions Corp., Class A	115,805	10,274,220
DXC Technology Co.*	55,612	1,790,150
EPAM Systems, Inc.*	12,506	8,359,636
Fidelity National Information Services, Inc.	134,256	14,654,042
Fiserv, Inc.*	131,009	13,597,424
FleetCor Technologies, Inc.*	17,902	4,007,184
Gartner, Inc.*	18,132	6,061,890
Global Payments, Inc.	63,971	8,647,600
International Business Machines Corp.	197,723	26,427,656
Jack Henry & Associates, Inc.	16,324	2,725,945
Mastercard, Inc., Class A	191,261	68,723,903
Paychex, Inc.	70,756	9,658,194
PayPal Holdings, Inc.*	259,044	48,850,517
VeriSign, Inc.*	21,306	5,407,889
Visa, Inc., Class A	369,739	80,126,139

		398,843,712

Semiconductors & Semiconductor Equipment (6.3%)
Advanced Micro Devices, Inc.*	266,249	38,313,231
Analog Devices, Inc.	118,486	20,826,284
Applied Materials, Inc.	199,074	31,326,285
Broadcom, Inc.	90,752	60,387,288
Enphase Energy, Inc.*	29,745	5,441,550
Intel Corp.	896,677	46,178,866
KLA Corp.	33,429	14,378,147
Lam Research Corp.	31,043	22,324,573
Microchip Technology, Inc.	122,336	10,650,572
Micron Technology, Inc.	246,630	22,973,585
Monolithic Power Systems, Inc.	9,553	4,712,782
NVIDIA Corp.	551,191	162,110,785
NXP Semiconductors NV	58,632	13,355,197
Qorvo, Inc.*	24,301	3,800,433
QUALCOMM, Inc.	246,933	45,156,638
Skyworks Solutions, Inc.	36,410	5,648,647
SolarEdge Technologies, Inc.*	11,580	3,249,001
Teradyne, Inc.	35,938	5,876,941
Texas Instruments, Inc.	203,615	38,375,319
Xilinx, Inc.	54,652	11,587,864

		566,673,988

Software (9.4%)
Adobe, Inc.*	104,903	59,486,295
ANSYS, Inc.*	19,237	7,716,345
Autodesk, Inc.*	48,472	13,629,842
Cadence Design Systems, Inc.*	61,103	11,386,544
Ceridian HCM Holding, Inc.*	30,028	3,136,725
Citrix Systems, Inc.	27,498	2,601,036
Fortinet, Inc.*	29,920	10,753,248
Intuit, Inc.	62,432	40,157,511
Microsoft Corp.	1,655,332	556,721,258
NortonLifeLock, Inc.	128,263	3,332,273
Oracle Corp.	355,600	31,011,876
Paycom Software, Inc.*	10,613	4,406,412
PTC, Inc.*	23,292	2,821,826
salesforce.com, Inc.*	215,846	54,852,944
ServiceNow, Inc.*	43,875	28,479,701
Synopsys, Inc.*	33,624	12,390,444
Tyler Technologies, Inc.*	9,035	4,860,378

		847,744,658

Technology Hardware, Storage & Peripherals (7.1%)
Apple, Inc.	3,436,361	610,194,623
Hewlett Packard Enterprise Co.	288,394	4,547,973
HP, Inc.	254,103	9,572,060
NetApp, Inc.	49,305	4,535,567
Seagate Technology Holdings plc	45,159	5,102,064

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Western Digital Corp.*	68,705	$4,480,253

		638,432,540

Total Information Technology		2,595,309,129

Materials (2.5%)
Chemicals (1.8%)
Air Products and Chemicals, Inc.	48,806	14,849,714
Albemarle Corp.	25,790	6,028,928
Celanese Corp.	24,003	4,033,944
CF Industries Holdings, Inc.	47,286	3,346,903
Corteva, Inc.	160,707	7,598,227
Dow, Inc.	163,067	9,249,160
DuPont de Nemours, Inc.	114,229	9,227,419
Eastman Chemical Co.	29,640	3,583,772
Ecolab, Inc.	54,968	12,894,943
FMC Corp.	27,945	3,070,876
International Flavors & Fragrances, Inc.	56,116	8,453,875
Linde plc	113,006	39,148,669
LyondellBasell Industries NV, Class A	57,963	5,345,928
Mosaic Co. (The)	81,666	3,208,657
PPG Industries, Inc.	52,341	9,025,682
Sherwin-Williams Co. (The)	53,184	18,729,278

		157,795,975

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	13,754	6,058,912
Vulcan Materials Co.	29,258	6,073,376

		12,132,288

Containers & Packaging (0.3%)
Amcor plc	338,027	4,059,704
Avery Dennison Corp.	18,255	3,953,485
Ball Corp.	71,411	6,874,737
International Paper Co.	85,382	4,011,246
Packaging Corp. of America	20,943	2,851,389
Sealed Air Corp.	32,665	2,203,908
Westrock Co.	58,868	2,611,385

		26,565,854

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.	323,763	13,510,630
Newmont Corp.	175,815	10,904,046
Nucor Corp.	63,012	7,192,820

		31,607,496

Total Materials		228,101,613

Real Estate (2.7%)
Equity Real Estate Investment Trusts (REITs) (2.6%)
Alexandria Real Estate Equities, Inc. (REIT)	31,091	6,932,049
American Tower Corp. (REIT)	100,408	29,369,340
AvalonBay Communities, Inc. (REIT)	30,810	7,782,298
Boston Properties, Inc. (REIT)	31,340	3,609,741
Crown Castle International Corp. (REIT)	95,290	19,890,835
Digital Realty Trust, Inc. (REIT)	62,568	11,066,402
Duke Realty Corp. (REIT)	83,968	5,511,659
Equinix, Inc. (REIT)	19,852	16,791,616
Equity Residential (REIT)	75,240	6,809,220
Essex Property Trust, Inc. (REIT)	14,351	5,054,853
Extra Space Storage, Inc. (REIT)	29,520	6,693,070
Federal Realty Investment Trust (REIT)	15,435	2,104,099
Healthpeak Properties, Inc. (REIT)	118,852	4,289,369
Host Hotels & Resorts, Inc. (REIT)*	157,427	2,737,655
Iron Mountain, Inc. (REIT)	63,838	3,340,643
Kimco Realty Corp. (REIT)	135,907	3,350,108
Mid-America Apartment Communities, Inc. (REIT)	25,385	5,824,334
Prologis, Inc. (REIT)	163,004	27,443,353
Public Storage (REIT)	33,636	12,598,700
Realty Income Corp. (REIT)	124,737	8,929,922
Regency Centers Corp. (REIT)	33,973	2,559,866
SBA Communications Corp. (REIT)	23,984	9,330,256
Simon Property Group, Inc. (REIT)	72,451	11,575,496
UDR, Inc. (REIT)	64,078	3,844,039
Ventas, Inc. (REIT)	88,008	4,498,969
Vornado Realty Trust (REIT)	35,054	1,467,360
Welltower, Inc. (REIT)	95,967	8,231,090
Weyerhaeuser Co. (REIT)	165,146	6,800,712

		238,437,054

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	73,786	8,006,519

Total Real Estate		246,443,573

Utilities (2.5%)
Electric Utilities (1.6%)
Alliant Energy Corp.	55,198	3,393,021
American Electric Power Co., Inc.	111,043	9,879,496
Duke Energy Corp.	169,594	17,790,411
Edison International	83,760	5,716,620
Entergy Corp.	44,311	4,991,634
Evergy, Inc.	50,555	3,468,579
Eversource Energy	75,801	6,896,375
Exelon Corp.	215,696	12,458,601
FirstEnergy Corp.	120,031	4,992,089
NextEra Energy, Inc.	432,604	40,387,909
NRG Energy, Inc.	53,981	2,325,501
Pinnacle West Capital Corp.	24,874	1,755,856
PPL Corp.	165,515	4,975,381
Southern Co. (The)	233,661	16,024,471
Xcel Energy, Inc.	118,765	8,040,391

		143,096,335

Gas Utilities (0.0%)
Atmos Energy Corp.	29,196	3,058,865

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp. (The)	146,994	3,571,954

Multi-Utilities (0.7%)
Ameren Corp.	56,796	5,055,412
CenterPoint Energy, Inc.	138,650	3,869,721

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
CMS Energy Corp.	63,871	$4,154,809
Consolidated Edison, Inc.	77,993	6,654,363
Dominion Energy, Inc.	178,565	14,028,066
DTE Energy Co.	42,712	5,105,792
NiSource, Inc.	86,582	2,390,529
Public Service Enterprise Group, Inc.	111,487	7,439,528
Sempra Energy	70,406	9,313,306
WEC Energy Group, Inc.	69,546	6,750,830

		64,762,356

Water Utilities (0.1%)
American Water Works Co., Inc.	40,025	7,559,121

Total Utilities		222,048,631

Total Common Stocks (99.1%) (Cost $2,470,975,604)		8,897,663,176

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.0%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $86,865, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $88,617. (xx)	$86,864	86,864
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $2,982,719, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $3,042,369. (xx)	2,982,714	2,982,714
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $1,000,039, collateralized by various Common Stocks; total market value $1,111,322. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $300,004, collateralized by various Common Stocks; total market value $331,609. (xx)	300,000	300,000

Total Repurchase Agreements		4,369,578

Total Short-Term Investments (0.0%) (Cost $4,369,578)		4,369,578

Total Investments in Securities (99.1%) (Cost $2,475,345,182)		8,902,032,754
Other Assets Less Liabilities (0.9%)		83,793,008

Net Assets (100%)		$8,985,825,762

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $15,725,830.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $4,206,890. This was collateralized by cash of $4,369,578 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	349	3/2022	USD	83,035,825	3,068,146

					3,068,146

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$903,765,450	$—	$—	$903,765,450
Consumer Discretionary	1,116,064,007	—	—	1,116,064,007
Consumer Staples	522,901,513	—	—	522,901,513
Energy	237,696,271	—	—	237,696,271
Financials	950,997,021	—	—	950,997,021
Health Care	1,182,099,377	—	—	1,182,099,377
Industrials	692,236,591	—	—	692,236,591
Information Technology	2,595,309,129	—	—	2,595,309,129
Materials	228,101,613	—	—	228,101,613
Real Estate	246,443,573	—	—	246,443,573
Utilities	222,048,631	—	—	222,048,631
Futures	3,068,146	—	—	3,068,146
Short-Term Investments
Repurchase Agreements	—	4,369,578	—	4,369,578

Total Assets	$8,900,731,322	$4,369,578	$—	$8,905,100,900

Total Liabilities	$—	$—	$—	$—

Total	$8,900,731,322	$4,369,578	$—	$8,905,100,900

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$3,068,146	*

Total		$3,068,146

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$16,186,040	$16,186,040

Total	$16,186,040	$16,186,040

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,743,963	$1,743,963

Total	$1,743,963	$1,743,963

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Portfolio held futures contracts with an average notional balance of approximately $62,893,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$463,918,871
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$654,561,528

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,590,720,160
Aggregate gross unrealized depreciation	(174,459,801)

Net unrealized appreciation	$6,416,260,359

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,488,840,541

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $2,470,975,604)	$8,897,663,176
Repurchase Agreements (Cost $4,369,578)	4,369,578
Cash	96,494,986
Dividends, interest and other receivables	5,369,362
Receivable for Portfolio shares sold	4,439,648
Securities lending income receivable	1,333
Other assets	29,098

Total assets	9,008,367,181

LIABILITIES
Payable for Portfolio shares redeemed	13,860,565
Payable for return of collateral on securities loaned	4,369,578
Investment management fees payable	1,480,954
Distribution fees payable – Class IB	1,129,061
Administrative fees payable	680,562
Distribution fees payable – Class IA	647,939
Due to broker for futures variation margin	239,937
Accrued expenses	132,823

Total liabilities	22,541,419

NET ASSETS	$8,985,825,762

Net assets were comprised of:
Paid in capital	$2,523,151,948
Total distributable earnings (loss)	6,462,673,814

Net assets	$8,985,825,762

Class IA
Net asset value, offering and redemption price per share, $3,111,841,719 / 43,371,818 shares outstanding (unlimited amount authorized: $0.01 par value)	$71.75

Class IB
Net asset value, offering and redemption price per share, $5,434,534,386 / 76,203,716 shares outstanding (unlimited amount authorized: $0.01 par value)	$71.32

Class K
Net asset value, offering and redemption price per share, $439,449,657 / 6,123,745 shares outstanding (unlimited amount authorized: $0.01 par value)	$71.76

(x)	Includes value of securities on loan of $4,206,890.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $15,339 foreign withholding tax)	$112,330,011
Interest	32,833
Securities lending (net)	40,562

Total income	112,403,406

EXPENSES
Investment management fees	16,712,669
Distribution fees – Class IB	12,245,491
Administrative fees	7,477,762
Distribution fees – Class IA	7,112,613
Printing and mailing expenses	303,742
Professional fees	268,375
Trustees’ fees	221,686
Custodian fees	157,900
Miscellaneous	156,161

Gross expenses	44,656,399
Less: Waiver from investment manager	(834,752)

Net expenses	43,821,647

NET INVESTMENT INCOME (LOSS)	68,581,759

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	201,727,275
Futures contracts	16,186,040
Foreign currency transactions	(4)

Net realized gain (loss)	217,913,311

Change in unrealized appreciation (depreciation) on:
Investments in securities	1,710,646,187
Futures contracts	1,743,963

Net change in unrealized appreciation (depreciation)	1,712,390,150

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,930,303,461

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,998,885,220

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$68,581,759	$82,860,985
Net realized gain (loss)	217,913,311	201,993,163
Net change in unrealized appreciation (depreciation)	1,712,390,150	819,245,829

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,998,885,220	1,104,099,977

Distributions to shareholders:
Class IA	(109,282,476)	(80,746,345)
Class IB	(191,406,577)	(136,169,617)
Class K	(16,277,119)	(12,242,605)

Total distributions to shareholders	(316,966,172)	(229,158,567)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 7,120,998 and 3,455,551 shares, respectively ]	469,519,685	169,881,322
Capital shares issued in reinvestment of dividends and distributions [ 1,562,328 and 1,438,788 shares, respectively ]	109,282,476	80,746,345
Capital shares repurchased [ (9,464,172) and (5,908,089) shares, respectively ]	(623,416,206)	(300,245,549)

Total Class IA transactions	(44,614,045)	(49,617,882)

Class IB
Capital shares sold [ 7,444,908 and 7,809,555 shares, respectively ]	486,282,948	386,599,748
Capital shares issued in reinvestment of dividends and distributions [ 2,752,833 and 2,440,450 shares, respectively ]	191,406,577	136,169,617
Capital shares repurchased [ (8,691,910) and (9,998,886) shares, respectively ]	(570,765,184)	(501,934,595)

Total Class IB transactions	106,924,341	20,834,770

Class K
Capital shares sold [ 544,577 and 719,371 shares, respectively ]	35,582,232	35,397,973
Capital shares issued in reinvestment of dividends and distributions [ 232,434 and 218,123 shares, respectively ]	16,277,119	12,242,605
Capital shares repurchased [ (952,115) and (1,591,422) shares, respectively ]	(62,358,872)	(79,151,159)

Total Class K transactions	(10,499,521)	(31,510,581)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	51,810,775	(60,293,693)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,733,729,823	814,647,717
NET ASSETS:
Beginning of year	7,252,095,939	6,437,448,222

End of year	$8,985,825,762	$7,252,095,939

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$58.15	$51.03	$40.40	$44.17	$37.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.55	0.66	0.73	0.65	0.59
Net realized and unrealized gain (loss)	15.63	8.34	11.62	(2.73)	7.24

Total from investment operations	16.18	9.00	12.35	(2.08)	7.83

Less distributions:
Dividends from net investment income	(0.57)	(0.67)	(0.76)	(0.67)	(0.60)
Distributions from net realized gains	(2.01)	(1.21)	(0.96)	(1.02)	(0.37)

Total dividends and distributions	(2.58)	(1.88)	(1.72)	(1.69)	(0.97)

Net asset value, end of year	$71.75	$58.15	$51.03	$40.40	$44.17

Total return	27.98%	17.78%	30.69%	(4.93)%	21.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,111,842	$2,567,471	$2,304,967	$1,842,197	$2,019,882
Ratio of expenses to average net assets:
After waivers (f)	0.55%	0.57%	0.58%	0.58%	0.60%
Before waivers (f)	0.56%	0.58%	0.58%	0.58%	0.60%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.83%	1.30%	1.55%	1.42%	1.43%
Before waivers (f)	0.82%	1.29%	1.55%	1.42%	1.43%
Portfolio turnover rate^	6%	4%	4%	3%	3%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$57.81	$50.75	$40.19	$43.94	$37.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.55	0.66	0.73	0.64	0.58
Net realized and unrealized gain (loss)	15.54	8.28	11.55	(2.70)	7.21

Total from investment operations	16.09	8.94	12.28	(2.06)	7.79

Less distributions:
Dividends from net investment income	(0.57)	(0.67)	(0.76)	(0.67)	(0.60)
Distributions from net realized gains	(2.01)	(1.21)	(0.96)	(1.02)	(0.37)

Total dividends and distributions	(2.58)	(1.88)	(1.72)	(1.69)	(0.97)

Net asset value, end of year	$71.32	$57.81	$50.75	$40.19	$43.94

Total return	27.98%	17.76%	30.68%	(4.91)%	21.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,434,534	$4,318,446	$3,777,876	$2,970,740	$3,264,301
Ratio of expenses to average net assets:
After waivers (f)	0.55%	0.57%	0.58%	0.58%	0.60%
Before waivers (f)	0.56%	0.58%	0.58%	0.58%	0.60%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.83%	1.30%	1.55%	1.42%	1.43%
Before waivers (f)	0.82%	1.29%	1.55%	1.42%	1.43%
Portfolio turnover rate^	6%	4%	4%	3%	3%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$58.13	$51.00	$40.37	$44.14	$37.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.71	0.79	0.85	0.76	0.69
Net realized and unrealized gain (loss)	15.65	8.34	11.62	(2.73)	7.25

Total from investment operations	16.36	9.13	12.47	(1.97)	7.94

Less distributions:
Dividends from net investment income	(0.72)	(0.79)	(0.88)	(0.78)	(0.70)
Distributions from net realized gains	(2.01)	(1.21)	(0.96)	(1.02)	(0.37)

Total dividends and distributions	(2.73)	(2.00)	(1.84)	(1.80)	(1.07)

Net asset value, end of year	$71.76	$58.13	$51.00	$40.37	$44.14

Total return	28.30%	18.06%	31.01%	(4.69)%	21.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$439,450	$366,179	$354,605	$298,994	$341,989
Ratio of expenses to average net assets:
After waivers (f)	0.30%	0.32%	0.33%	0.33%	0.35%
Before waivers (f)	0.31%	0.33%	0.33%	0.33%	0.35%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.08%	1.55%	1.80%	1.67%	1.68%
Before waivers (f)	1.07%	1.55%	1.80%	1.67%	1.68%
Portfolio turnover rate^	6%	4%	4%	3%	3%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Fidelity Institutional Asset Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	25.22%	20.97%
Portfolio – Class K Shares*	25.53	21.27
S&P 500® Index	28.71	20.63
* Date of inception 10/22/18.

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.22% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 28.71% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Contributors to performance included positive security selection in the Communication Services, Financials and Materials sectors. Security selection was particularly strong among Semiconductors & Semiconductor Equipment and Materials names.

•

In the Communication Services sector, not owning wireless telecom carrier Verizon Communications lifted relative performance. Despite reporting solid quarterly results during the period, Verizon declined and underperformed the broader market amid negative investor sentiment after Verizon and AT&T announced delays in rolling out 5G due to concerns from the Federal Aviation Administration about the potential impact 5G may have on airplane safety systems.

•

Among individual holdings, the largest contributor to relative performance was the overweight position in manufacturing services provider Jabil. Shares of Jabil rose as the company reported solid quarterly results during the period despite facing supply chain headwinds. Jabil generated solid revenue growth in several of its key end markets, including health care and automotive. Growth in Jabil’s Electronic Manufacturing Services segment also helped drive earnings and margin improvement and pushed the stock higher.

What hurt performance during the year:

•	Negative security selection in the Industrials and Consumer Discretionary sectors detracted from relative performance during the reporting period.

•

In the Industrials sector, an overweight position in solar panel installer Sunrun was the largest individual detractor from relative performance. Despite reporting solid quarterly results, Sunrun declined amid negative investor sentiment due to reports that solar panel shipments were being held up at ports for audits and enforcement of a withhold release order (WRO) on Honshine, the largest supplier in China of a key raw material used in the production of solar panels. Later in the year, the stock was put under further pressure after the California Public Utilities Commission issued a draft of proposed regulatory changes to California’s Net Energy Metering Program that may lead to longer payback periods and reduced incentives for customers installing rooftop solar systems. Investors worry that if approved, the proposal may make solar installs less economically attractive for consumers.

•

In the Consumer Discretionary sector, the out-of-benchmark position in China-based e-commerce company Alibaba Group Holding was among the top detractors. Alibaba shares declined as the company posted mixed quarterly results during the period. The stock was further pressured amid the backdrop of intensifying regulations being imposed by the Chinese government on internet companies.

•

Among individual holdings, an overweight position in casino and resort hotel operator Las Vegas Sands was among the largest detractors. Shares of Las Vegas Sands declined as the company posted lackluster

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO (Unaudited)

quarterly results during the period as its U.S. and Singapore-based hotel properties and casinos were negatively impacted by COVID-related headwinds.

Portfolio Positioning and Outlook — FIAM LLC

The Portfolio is diversified across sectors, styles and eight sector portfolio managers. The Portfolio seeks to achieve consistent, repeatable alpha through stock selection. Consequently, the Portfolio takes a sector-neutral approach with active positions at the security and industry level to drive tracking error and have the risk and return profile driven primarily by stock selection. In line with our sector-neutral approach, there were no large deviations from the benchmark’s sector weightings at quarter end. As of year end, the Portfolio’s average price-to-earnings ratio [Institutional Brokers Estimate System (IBES) 1-Year Forecast] remained in line with the benchmark, while the average expected earnings per share growth (IBES 1-Year Forecast) of our holdings was higher and, in our view, more sustainable than that of the benchmark.

Asset prices experienced some intra-quarter ups and downs, as markets grappled with an uneven global expansion, high inflation, and the beginning of a shift toward less accommodative monetary policy. We expect the constructive U.S. mid-cycle backdrop to prevail during 2022, but less favorable monetary policy and a host of other uncertainties raise the odds of higher market volatility. Fidelity’s Business Cycle Board, composed of portfolio managers responsible for a variety of global asset allocation strategies, believes the U.S. economy is in the mid-cycle expansion phase. Board members recognize asset valuations are elevated and believe security selection may provide additional return opportunities. Risks to the outlook include a faster than expected tightening of financial conditions.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	26.7%
Health Care	13.1
Consumer Discretionary	12.4
Financials	10.5
Communication Services	9.7
Industrials	9.5
Consumer Staples	5.6
Real Estate	3.0
Energy	2.8
Materials	2.6
Utilities	2.5
Exchange Traded Fund	0.9
Repurchase Agreements	0.3
Investment Company	0.2
Cash and Other	0.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,083.00	$4.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43
Class K
Actual	1,000.00	1,084.40	3.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.08	3.16

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.7%)
Diversified Telecommunication Services (0.2%)
AT&T, Inc.	82,244	$2,023,202

Entertainment (1.4%)
Activision Blizzard, Inc.	36,045	2,398,074
Liberty Media Corp.-Liberty Formula One, Class A*	3,400	201,756
Netflix, Inc.*	11,947	7,197,351
Sea Ltd. (ADR)*	927	207,379
Walt Disney Co. (The)*	39,459	6,111,804

		16,116,364

Interactive Media & Services (7.1%)
Alphabet, Inc., Class A*	8,904	25,795,244
Alphabet, Inc., Class C*	8,691	25,148,191
Meta Platforms, Inc., Class A*	73,127	24,596,266
Snap, Inc., Class A*	18,816	884,916
Tongdao Liepin Group (m)*	396,549	963,205
Twitter, Inc.*	20,989	907,145
Vimeo, Inc.*	760	13,650
Z Holdings Corp.	48,200	279,655
ZoomInfo Technologies, Inc.*	33,570	2,155,194

		80,743,466

Media (0.4%)
Comcast Corp., Class A	88,216	4,439,911
ViacomCBS, Inc.	8,969	270,685

		4,710,596

Wireless Telecommunication Services (0.6%)
T-Mobile US, Inc.*	58,855	6,826,003

Total Communication Services		110,419,631

Consumer Discretionary (12.4%)
Automobiles (2.1%)
Rivian Automotive, Inc., Class A (x)*	8,500	881,365
Tesla, Inc.*	21,400	22,615,092

		23,496,457

Distributors (0.1%)
Pool Corp.	2,400	1,358,400

Hotels, Restaurants & Leisure (1.1%)
Airbnb, Inc., Class A*	6,693	1,114,318
Booking Holdings, Inc.*	2,800	6,717,844
Caesars Entertainment, Inc.*	20,500	1,917,365
MakeMyTrip Ltd.*	9,457	262,053
Marriott International, Inc., Class A*	17,300	2,858,652
Sweetgreen, Inc., Class A (x)*	1,600	51,200

		12,921,432

Household Durables (0.4%)
DR Horton, Inc.	22,100	2,396,745
GoPro, Inc., Class A*	109,100	1,124,821
Lennar Corp., Class A	6,721	780,711

		4,302,277

Internet & Direct Marketing Retail (3.9%)
Amazon.com, Inc.*	12,857	42,869,609
Deliveroo plc (m)*	35,100	99,628
Global-e Online Ltd.*	8,000	507,120
Porch Group, Inc. (x)*	102,546	1,598,692

		45,075,049

Multiline Retail (0.7%)
Dollar General Corp.	2,020	476,377
Dollar Tree, Inc.*	20,700	2,908,764
Ollie’s Bargain Outlet Holdings, Inc.*	7,700	394,163
Target Corp.	17,200	3,980,768

		7,760,072

Specialty Retail (2.9%)
Auto1 Group SE (m)*	36,600	810,047
AutoZone, Inc.*	700	1,467,473
Burlington Stores, Inc.*	7,100	2,069,721
Floor & Decor Holdings, Inc., Class A*	10,600	1,378,106
Home Depot, Inc. (The)	39,300	16,309,893
Industria de Diseno Textil SA	41,900	1,360,971
TJX Cos., Inc. (The)	59,200	4,494,464
Ulta Beauty, Inc.*	11,500	4,741,910

		32,632,585

Textiles, Apparel & Luxury Goods (1.2%)
Capri Holdings Ltd.*	7,453	483,774
LVMH Moet Hennessy Louis Vuitton SE	3,218	2,663,505
NIKE, Inc., Class B	52,300	8,716,841
Tapestry, Inc.	48,200	1,956,920

		13,821,040

Total Consumer Discretionary		141,367,312

Consumer Staples (5.6%)
Beverages (2.0%)
Boston Beer Co., Inc. (The), Class A*	680	343,468
Coca-Cola Co. (The)	122,419	7,248,429
Constellation Brands, Inc., Class A	12,888	3,234,502
Duckhorn Portfolio, Inc. (The)*	11,550	269,577
Keurig Dr Pepper, Inc.	26,884	990,944
Monster Beverage Corp.*	27,953	2,684,606
PepsiCo, Inc.	42,165	7,324,482
Pernod Ricard SA	4,112	990,140

		23,086,148

Food & Staples Retailing (1.5%)
BJ’s Wholesale Club Holdings, Inc.*	7,892	528,527
Cake Box Holdings plc (m)	12,400	60,087
Costco Wholesale Corp.	14,233	8,080,074
Grocery Outlet Holding Corp.*	6,737	190,522
Shop Apotheke Europe NV (m)*	1,400	180,589
US Foods Holding Corp.*	9,144	318,486
Walgreens Boots Alliance, Inc.	26,643	1,389,699
Walmart, Inc.	43,692	6,321,795

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Zur Rose Group AG*	1,010	$261,035

		17,330,814

Food Products (0.6%)
Bunge Ltd.	3,771	352,061
Darling Ingredients, Inc.*	7,710	534,226
Freshpet, Inc.*	2,169	206,641
Hotel Chocolat Group plc*	5,600	38,278
McCormick & Co., Inc. (Non-Voting)	12,800	1,236,608
Mondelez International, Inc., Class A	56,379	3,738,491
Sovos Brands, Inc.*	8,518	128,196

		6,234,501

Household Products (1.1%)
Procter & Gamble Co. (The)	76,695	12,545,768

Personal Products (0.3%)
Estee Lauder Cos., Inc. (The), Class A	7,648	2,831,289
Honest Co., Inc. (The) (x)*	6,500	52,585
Olaplex Holdings, Inc.*	3,837	111,772

		2,995,646

Tobacco (0.1%)
Altria Group, Inc.	32,534	1,541,786

Total Consumer Staples		63,734,663

Energy (2.7%)
Energy Equipment & Services (0.3%)
Aspen Aerogels, Inc.*	2,100	104,559
Baker Hughes Co.	11,500	276,690
Halliburton Co.	71,700	1,639,779
Liberty Oilfield Services, Inc., Class A*	28,000	271,600
Oceaneering International, Inc.*	26,400	298,584
Schlumberger NV	14,400	431,280
Weatherford International plc*	9,800	271,656

		3,294,148

Oil, Gas & Consumable Fuels (2.4%)
Africa Oil Corp. (x)*	309,700	438,249
Antero Resources Corp.*	10,000	175,000
Canadian Natural Resources Ltd.	65,000	2,746,551
ConocoPhillips	7,508	541,928
CVR Energy, Inc.	7,900	132,799
Exxon Mobil Corp.	169,800	10,390,062
Harbour Energy plc*	73,395	351,677
Hess Corp.	35,600	2,635,468
Imperial Oil Ltd.	25,800	930,469
Kosmos Energy Ltd.*	100,800	348,768
MEG Energy Corp.*	256,600	2,373,390
Murphy Oil Corp.	29,700	775,467
Phillips 66	27,955	2,025,619
Reliance Industries Ltd. (GDR)§	18,595	1,189,150
Tourmaline Oil Corp.	31,700	1,023,462
Valero Energy Corp.	14,600	1,096,606

		27,174,665

Total Energy		30,468,813

Financials (10.5%)
Banks (4.3%)
Bank of America Corp.	283,260	12,602,237
Citizens Financial Group, Inc.	42,140	1,991,115
Comerica, Inc.	13,035	1,134,045
Eurobank Ergasias Services and Holdings SA*	809,381	821,408
JPMorgan Chase & Co.	37,886	5,999,248
M&T Bank Corp.	13,593	2,087,613
Piraeus Financial Holdings SA*	157,695	231,601
PNC Financial Services Group, Inc. (The)	24,442	4,901,110
Signature Bank	3,489	1,128,587
Societe Generale SA	36,899	1,268,897
Standard Chartered plc	85,960	521,719
SVB Financial Group*	2,862	1,941,123
UniCredit SpA	61,014	940,826
Wells Fargo & Co.	278,401	13,357,680

		48,927,209

Capital Markets (2.7%)
Bank of New York Mellon Corp. (The)	137,271	7,972,700
BlackRock, Inc.	5,533	5,065,793
Cboe Global Markets, Inc.	9,420	1,228,368
CME Group, Inc.	8,295	1,895,076
Goldman Sachs Group, Inc. (The)	5,135	1,964,394
Intercontinental Exchange, Inc.	34,199	4,677,397
Morgan Stanley	48,602	4,770,772
State Street Corp.	24,308	2,260,644
StepStone Group, Inc., Class A (x)	19,267	800,929
Virtu Financial, Inc., Class A	15,837	456,581

		31,092,654

Consumer Finance (1.2%)
American Express Co.	30,434	4,979,002
Capital One Financial Corp.	39,829	5,778,790
OneMain Holdings, Inc.	62,315	3,118,243

		13,876,035

Diversified Financial Services (0.6%)
Berkshire Hathaway, Inc., Class A*	4	1,802,648
Berkshire Hathaway, Inc., Class B*	14,458	4,322,942

		6,125,590

Insurance (1.7%)
AIA Group Ltd.	26,800	270,146
Arthur J Gallagher & Co.	15,868	2,692,324
Hartford Financial Services Group, Inc. (The)	50,172	3,463,875
Marsh & McLennan Cos., Inc.	21,053	3,659,432
Prudential plc	13,918	240,099
Travelers Cos., Inc. (The)	57,429	8,983,619

		19,309,495

Total Financials		119,330,983

Health Care (13.1%)
Biotechnology (1.1%)
Amgen, Inc.	14,978	3,369,601

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Argenx SE (ADR)*	3,433	$1,202,202
Blueprint Medicines Corp.*	4,689	502,239
Horizon Therapeutics plc*	33,986	3,662,331
Regeneron Pharmaceuticals, Inc.*	6,157	3,888,269

		12,624,642

Health Care Equipment & Supplies (3.8%)
Abbott Laboratories	84,593	11,905,619
Boston Scientific Corp.*	145,197	6,167,969
Dexcom, Inc.*	5,145	2,762,608
Envista Holdings Corp.*	53,600	2,415,216
Intuitive Surgical, Inc.*	18,334	6,587,406
ResMed, Inc.	6,935	1,806,429
Siemens Healthineers AG (m)	45,266	3,392,056
Stryker Corp.	30,953	8,277,451

		43,314,754

Health Care Providers & Services (3.6%)
AmerisourceBergen Corp.	33,057	4,392,945
Guardant Health, Inc.*	3,359	335,967
HCA Healthcare, Inc.	21,151	5,434,115
Humana, Inc.	10,596	4,915,060
Option Care Health, Inc.*	75,227	2,139,456
Surgery Partners, Inc.*	74,822	3,996,243
Synlab AG (x)*	25,962	697,563
UnitedHealth Group, Inc.	36,659	18,407,950

		40,319,299

Health Care Technology (0.1%)
Health Catalyst, Inc.*	27,381	1,084,835

Life Sciences Tools & Services (1.4%)
Avantor, Inc.*	45,715	1,926,430
Thermo Fisher Scientific, Inc.	21,122	14,093,443

		16,019,873

Pharmaceuticals (3.1%)
AstraZeneca plc (ADR)	28,290	1,647,893
Bristol-Myers Squibb Co.	133,991	8,354,339
Eli Lilly and Co.	32,922	9,093,715
Roche Holding AG	7,849	3,265,535
Royalty Pharma plc, Class A	81,508	3,248,094
UCB SA	22,064	2,520,778
Zoetis, Inc.	29,804	7,273,070

		35,403,424

Total Health Care		148,766,827

Industrials (9.5%)
Aerospace & Defense (2.9%)
Boeing Co. (The)*	48,103	9,684,096
General Dynamics Corp.	24,292	5,064,153
Lockheed Martin Corp.	15,733	5,591,666
Northrop Grumman Corp.	14,578	5,642,706
Raytheon Technologies Corp.	85,351	7,345,307

		33,327,928

Air Freight & Logistics (0.5%)
FedEx Corp.	12,772	3,303,350
United Parcel Service, Inc., Class B	12,100	2,593,514

		5,896,864

Building Products (0.0%)
JELD-WEN Holding, Inc.*	16,200	427,032

Commercial Services & Supplies (0.1%)
CoreCivic, Inc. (REIT)*	99,300	990,021

Construction & Engineering (0.3%)
AECOM*	44,661	3,454,528
API Group Corp.*	20,700	533,439

		3,987,967

Electrical Equipment (1.2%)
Array Technologies, Inc.*	83,003	1,302,317
Fluence Energy, Inc.*	16,200	576,072
FTC Solar, Inc. (x)*	30,500	230,580
Sensata Technologies Holding plc*	87,402	5,391,830
Shoals Technologies Group, Inc., Class A*	23,000	558,900
Sunrun, Inc.*	161,817	5,550,323

		13,610,022

Industrial Conglomerates (1.0%)
3M Co.	8,867	1,575,045
General Electric Co.	60,174	5,684,638
Hitachi Ltd.	47,200	2,556,342
Honeywell International, Inc.	5,629	1,173,703

		10,989,728

Machinery (0.8%)
Allison Transmission Holdings, Inc.	110,989	4,034,450
Caterpillar, Inc.	21,513	4,447,598
Flowserve Corp.	12,786	391,251

		8,873,299

Marine (0.3%)
Genco Shipping & Trading Ltd.	41,370	661,920
Golden Ocean Group Ltd. (x)	37,692	350,536
Star Bulk Carriers Corp. (x)	103,942	2,356,365

		3,368,821

Professional Services (1.3%)
Clarivate plc*	199,200	4,685,184
Dun & Bradstreet Holdings, Inc.*	50,813	1,041,159
Equifax, Inc.	2,138	625,985
Nielsen Holdings plc	387,277	7,943,051
Renrui Human Resources Technology Holdings Ltd. (x)*	21,400	22,230

		14,317,609

Road & Rail (1.1%)
CSX Corp.	13,100	492,560
Lyft, Inc., Class A*	44,201	1,888,709
Norfolk Southern Corp.	12,993	3,868,146
Uber Technologies, Inc.*	119,258	5,000,488
Union Pacific Corp.	4,335	1,092,116

		12,342,019

Total Industrials		108,131,310

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Information Technology (26.7%)
Electronic Equipment, Instruments & Components (2.0%)
Flex Ltd.*	333,413	$6,111,460
Insight Enterprises, Inc.*	7,100	756,860
Jabil, Inc.	219,006	15,407,072

		22,275,392

IT Services (2.9%)
Cloudflare, Inc., Class A*	1,300	170,950
Cognizant Technology Solutions Corp., Class A	22,100	1,960,712
Fidelity National Information Services, Inc.	4,400	480,260
Global Payments, Inc.	6,372	861,367
Mastercard, Inc., Class A	27,900	10,025,028
MongoDB, Inc.*	4,300	2,276,205
Nuvei Corp. (Non-Voting) (m)*	3,000	194,940
Payoneer Global, Inc.*	21,400	157,290
PayPal Holdings, Inc.*	28,800	5,431,104
Shift4 Payments, Inc., Class A*	3,000	173,790
Snowflake, Inc., Class A*	500	169,375
TaskUS, Inc., Class A (x)*	6,750	364,230
Twilio, Inc., Class A*	5,200	1,369,368
Visa, Inc., Class A	43,300	9,383,543
Wix.com Ltd.*	1,600	252,464

		33,270,626

Semiconductors & Semiconductor Equipment (4.6%)
Advanced Micro Devices, Inc.*	3,100	446,090
Applied Materials, Inc.	22,000	3,461,920
indie Semiconductor, Inc., Class A (x)*	12,100	145,079
Lam Research Corp.	2,224	1,599,390
Marvell Technology, Inc.	36,500	3,193,385
Microchip Technology, Inc.	54,900	4,779,594
Micron Technology, Inc.	33,400	3,111,210
NVIDIA Corp.	72,100	21,205,331
NXP Semiconductors NV	21,600	4,920,048
ON Semiconductor Corp.*	86,230	5,856,742
Renesas Electronics Corp.*	77,900	963,676
Semtech Corp.*	7,000	622,510
Teradyne, Inc.	4,400	719,532
Xilinx, Inc.	7,283	1,544,214

		52,568,721

Software (10.8%)
Adobe, Inc.*	13,300	7,541,898
Anaplan, Inc.*	11,700	536,445
Avalara, Inc.*	1,800	232,398
AvidXchange Holdings, Inc. (x)*	9,900	149,094
Cognyte Software Ltd.*	68,375	1,071,436
Confluent, Inc., Class A (x)*	30,400	2,317,696
Coupa Software, Inc.*	1,400	221,270
Ebix, Inc.	4,000	121,600
Elastic NV*	8,600	1,058,574
Everbridge, Inc.*	6,010	404,654
Gitlab, Inc., Class A (x)*	7,100	617,700
HashiCorp, Inc., Class A (x)*	5,050	459,752
HubSpot, Inc.*	100	65,915
Intuit, Inc.	6,000	3,859,320
Lightspeed Commerce, Inc.*	9,300	375,999
LivePerson, Inc.*	23,754	848,493
Mandiant Corp.*	18,500	324,490
Microsoft Corp.	238,000	80,044,160
Momentive Global, Inc.*	141,506	2,992,852
Qualtrics International, Inc., Class A*	24,900	881,460
Rimini Street, Inc.*	94,866	566,350
salesforce.com, Inc.*	39,700	10,088,961
Samsara, Inc., Class A (x)*	22,500	632,475
ServiceNow, Inc.*	3,600	2,336,796
Telos Corp. (x)*	18,300	282,186
UiPath, Inc., Class A*	12,425	535,890
Workday, Inc., Class A*	10,400	2,841,072
Yext, Inc.*	114,600	1,136,832

		122,545,768

Technology Hardware, Storage & Peripherals (6.4%)
Apple, Inc.	400,300	71,081,271
HP, Inc.	35,900	1,352,353
Western Digital Corp.*	10,600	691,226

		73,124,850

Total Information Technology		303,785,357

Materials (2.6%)
Chemicals (1.5%)
Air Products and Chemicals, Inc.	6,232	1,896,148
Albemarle Corp.	5,180	1,210,929
CF Industries Holdings, Inc.	26,870	1,901,859
DuPont de Nemours, Inc.	15,060	1,216,547
Ecolab, Inc.	5,721	1,342,089
International Flavors & Fragrances, Inc.	7,151	1,077,298
Linde plc	9,258	3,207,249
LyondellBasell Industries NV, Class A	6,240	575,515
Olin Corp.	49,300	2,835,736
Sherwin-Williams Co. (The)	3,491	1,229,390

		16,492,760

Construction Materials (0.4%)
Martin Marietta Materials, Inc.	3,813	1,679,703
Summit Materials, Inc., Class A*	33,599	1,348,664
Vulcan Materials Co.	6,600	1,370,028

		4,398,395

Containers & Packaging (0.1%)
Crown Holdings, Inc.	13,739	1,519,808

Metals & Mining (0.6%)
First Quantum Minerals Ltd.	72,360	1,731,561
Freeport-McMoRan, Inc.	76,614	3,197,102
Newmont Corp.	18,952	1,175,403
Reliance Steel & Aluminum Co.	4,660	755,945

		6,860,011

Total Materials		29,270,974

Real Estate (3.0%)
Equity Real Estate Investment Trusts (REITs) (2.7%)
Alexandria Real Estate Equities, Inc. (REIT)	7,225	1,610,886
American Tower Corp. (REIT)	18,515	5,415,638

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Corporate Office Properties Trust (REIT)	10,804	$302,188
Crown Castle International Corp. (REIT)	11,732	2,448,938
CubeSmart (REIT)	32,088	1,826,128
Douglas Emmett, Inc. (REIT)	7,357	246,459
Equity LifeStyle Properties, Inc. (REIT)	22,147	1,941,406
GEO Group, Inc. (The) (REIT) (x)	115,900	898,225
Invitation Homes, Inc. (REIT)	45,332	2,055,353
Kilroy Realty Corp. (REIT)	7,923	526,563
LXP Industrial Trust (REIT)	74,342	1,161,222
Mid-America Apartment Communities, Inc. (REIT)	12,477	2,862,723
Prologis, Inc. (REIT)	25,670	4,321,801
Simon Property Group, Inc. (REIT)	3,959	632,529
Ventas, Inc. (REIT)	16,946	866,280
VICI Properties, Inc. (REIT) (x)	12,204	367,462
Welltower, Inc. (REIT)	33,690	2,889,591
Weyerhaeuser Co. (REIT)	10,259	422,466

		30,795,858

Real Estate Management & Development (0.3%)
Cushman & Wakefield plc*	105,596	2,348,455
Jones Lang LaSalle, Inc.*	2,945	793,206
WeWork, Inc. (x)*	27,323	234,978

		3,376,639

Total Real Estate		34,172,497

Utilities (2.5%)
Electric Utilities (1.7%)
Edison International	28,800	1,965,600
Entergy Corp.	4,100	461,865
Evergy, Inc.	14,900	1,022,289
Exelon Corp.	60,500	3,494,480
FirstEnergy Corp.	44,900	1,867,391
NextEra Energy, Inc.	63,200	5,900,352
PG&E Corp.*	147,600	1,791,864
Southern Co. (The)	43,500	2,983,230

		19,487,071

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp. (The)	58,600	1,423,980
Sunnova Energy International, Inc.*	8,600	240,112

		1,664,092

Multi-Utilities (0.6%)
CenterPoint Energy, Inc.	46,400	1,295,024
Dominion Energy, Inc.	23,860	1,874,442
NiSource, Inc.	32,500	897,325
Public Service Enterprise Group, Inc.	14,400	960,912
Sempra Energy	15,700	2,076,796

		7,104,499

Total Utilities		28,255,662

Total Common Stocks (98.3%) (Cost $745,014,757)		1,117,704,029

EXCHANGE TRADED FUND (ETF):
Equity (0.9%)
iShares Core S&P 500 ETF	20,500	9,778,295

Total Exchange Traded Fund (0.9%) (Cost $9,558,896)		9,778,295

MASTER LIMITED PARTNERSHIP:
Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Genesis Energy LP (Cost $1,060,573)	100,400	1,075,284

SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	2,000,000	2,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $3,903,846, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $3,981,916. (xx)	$3,903,839	3,903,839
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $300,004, collateralized by various Common Stocks; total market value $331,609. (xx)	300,000	300,000

Total Repurchase Agreements		4,203,839

Total Short-Term Investments (0.5%) (Cost $6,203,839)		6,203,839

Total Investments in Securities (99.8%) (Cost $761,838,065)		1,134,761,447
Other Assets Less Liabilities (0.2%)		1,821,844

Net Assets (100%)		$1,136,583,291

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $1,189,150 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $5,700,552 or 0.5% of net assets.

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $8,480,695. This was collateralized by $2,435,609 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $6,203,839 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
GDR	— Global Depositary Receipt
USD	— United States Dollar

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CAD	140,854	USD	111,356	State Street Bank & Trust	1/5/2022	(4)

Net unrealized depreciation						(4)

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$109,176,771	$1,242,860	$—	$110,419,631
Consumer Discretionary	136,433,161	4,934,151	—	141,367,312
Consumer Staples	62,204,534	1,530,129	—	63,734,663
Energy	28,927,986	1,540,827	—	30,468,813
Financials	115,036,287	4,294,696	—	119,330,983
Health Care	138,890,895	9,875,932	—	148,766,827
Industrials	105,552,738	2,578,572	—	108,131,310
Information Technology	302,821,681	963,676	—	303,785,357
Materials	29,270,974	—	—	29,270,974
Real Estate	34,172,497	—	—	34,172,497
Utilities	28,255,662	—	—	28,255,662
Exchange Traded Fund	9,778,295	—	—	9,778,295
Master Limited Partnership
Energy	1,075,284	—	—	1,075,284
Short-Term Investments
Investment Company	2,000,000	—	—	2,000,000
Repurchase Agreements	—	4,203,839	—	4,203,839

Total Assets	$1,103,596,765	$31,164,682	$—	$1,134,761,447

Liabilities:
Forward Currency Contracts	$—	$(4)	$—	$(4)

Total Liabilities	$—	$(4)	$—	$(4)

Total	$1,103,596,765	$31,164,678	$—	$1,134,761,443

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables, Net assets – Unrealized depreciation	$(4)

Total		$(4)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$444	$444

Total	$444	$444

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(4)	$(4)

Total	$(4)	$(4)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $111,000 for one month during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
State Street Bank & Trust	$4	$—	$—	$4

Total	$4	$—	$—	$4

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 7%)*	$556,930,780
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$617,090,430

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$385,594,356
Aggregate gross unrealized depreciation	(14,668,059)

Net unrealized appreciation	$370,926,297

Federal income tax cost of investments in securities and derivative instruments, if applicable	$763,835,146

For the year ended December 31, 2021, the Portfolio incurred approximately $52,377 as brokerage commissions with National Financial Services LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $757,634,226)	$1,130,557,608
Repurchase Agreements (Cost $4,203,839)	4,203,839
Cash	7,346,985
Foreign cash (Cost $161,858)	159,708
Receivable for securities sold	1,388,433
Dividends, interest and other receivables	578,055
Receivable for Portfolio shares sold	130,224
Securities lending income receivable	3,783
Other assets	5,110

Total assets	1,144,373,745

LIABILITIES
Payable for return of collateral on securities loaned	6,203,839
Payable for securities purchased	512,563
Investment management fees payable	476,418
Distribution fees payable – Class IB	236,009
Payable for Portfolio shares redeemed	178,756
Administrative fees payable	86,180
Unrealized depreciation on forward foreign currency contracts	4
Accrued expenses	96,685

Total liabilities	7,790,454

NET ASSETS	$1,136,583,291

Net assets were comprised of:
Paid in capital	$748,874,782
Total distributable earnings (loss)	387,708,509

Net assets	$1,136,583,291

Class IB
Net asset value, offering and redemption price per share, $1,133,781,341 / 20,966,432 shares outstanding (unlimited amount authorized: $0.01 par value)	$54.08

Class K
Net asset value, offering and redemption price per share, $2,801,950 / 50,074 shares outstanding (unlimited amount authorized: $0.01 par value)	$55.96

(x)	Includes value of securities on loan of $8,480,695.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $106,341 foreign withholding tax)	$11,803,926
Income from non-cash dividends	951,380
Interest	271
Securities lending (net)	38,165

Total income	12,793,742

EXPENSES
Investment management fees	5,620,994
Distribution fees – Class IB	2,654,057
Administrative fees	976,999
Custodian fees	109,900
Professional fees	92,827
Printing and mailing expenses	54,510
Trustees’ fees	29,101
Miscellaneous	24,538

Gross expenses	9,562,926
Less: Waiver from investment manager	(309,481)

Net expenses	9,253,445

NET INVESTMENT INCOME (LOSS)	3,540,297

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	108,554,017
Forward foreign currency contracts	444
Foreign currency transactions	(20,332)

Net realized gain (loss)	108,534,129

Change in unrealized appreciation (depreciation) on:
Investments in securities	124,291,193
Forward foreign currency contracts	(4)
Foreign currency translations	(20,282)

Net change in unrealized appreciation (depreciation)	124,270,907

NET REALIZED AND UNREALIZED GAIN (LOSS)	232,805,036

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$236,345,333

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,540,297	$5,519,045
Net realized gain (loss)	108,534,129	57,573,336
Net change in unrealized appreciation (depreciation)	124,270,907	138,806,877

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	236,345,333	201,899,258

Distributions to shareholders:
Class IB	(117,063,521)	(39,785,684)
Class K	(284,902)	(96,052)

Total distributions to shareholders	(117,348,423)	(39,881,736)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 677,685 and 1,065,742 shares, respectively ]	36,591,261	43,108,043
Capital shares issued in reinvestment of dividends and distributions [ 2,187,694 and 857,672 shares, respectively ]	117,063,521	39,785,684
Capital shares repurchased [ (1,816,589) and (2,325,629) shares, respectively ]	(98,547,209)	(94,609,918)

Total Class IB transactions	55,107,573	(11,716,191)

Class K
Capital shares issued in reinvestment of dividends and distributions [ 5,148 and 2,009 shares, respectively ]	284,902	96,052
Capital shares repurchased [ (1,040) and (3,773) shares, respectively ]	(58,004)	(162,412)

Total Class K transactions	226,898	(66,360)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	55,334,471	(11,782,551)

TOTAL INCREASE (DECREASE) IN NET ASSETS	174,331,381	150,234,971
NET ASSETS:
Beginning of year	962,251,910	812,016,939

End of year	$1,136,583,291	$962,251,910

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$48.20		$39.87		$30.69		$34.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	(bb)	0.28	(1)	0.32		0.07
Net realized and unrealized gain (loss)	11.80		10.14		9.21		(3.99)

Total from investment operations	11.98		10.42		9.53		(3.92)

Less distributions:
Dividends from net investment income	(0.21)		(0.30)		(0.35)		(0.08)
Distributions from net realized gains	(5.89)		(1.79)		—		—

Total dividends and distributions	(6.10)		(2.09)		(0.35)		(0.08)

Net asset value, end of period	$54.08		$48.20		$39.87		$30.69

Total return (b)	25.22%		26.32%		31.09%		(11.31)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,133,781		$959,968		$810,059		$655,008
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(j)	0.87	%(j)	0.87	%(j)	0.87	%(j)
Before waivers (a)(f)	0.90%		0.92%		0.94%		0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.33	%(cc)	0.68	%(aa)	0.90%		1.12	%(l)
Before waivers (a)(f)	0.30	%(cc)	0.63	%(aa)	0.84%		1.03	%(l)
Portfolio turnover rate^	53%		88%		72%		88	%(z)

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class K	2021		2020		2019
Net asset value, beginning of period	$49.68		$41.02		$31.56		$35.67

Income (loss) from investment operations:
Net investment income (loss) (e)	0.33	(bb)	0.39	(1)	0.41		0.09
Net realized and unrealized gain (loss)	12.18		10.46		9.49		(4.10)

Total from investment operations	12.51		10.85		9.90		(4.01)

Less distributions:
Dividends from net investment income	(0.34)		(0.40)		(0.44)		(0.10)
Distributions from net realized gains	(5.89)		(1.79)		—		—

Total dividends and distributions	(6.23)		(2.19)		(0.44)		(0.10)

Net asset value, end of period	$55.96		$49.68		$41.02		$31.56

Total return (b)	25.53%		26.64%		31.41%		(11.26)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,802		$2,283		$1,958		$4,373
Ratio of expenses to average net assets:
After waivers (a)(f)	0.62	%(j)	0.62	%(j)	0.62	%(j)	0.62	%(j)
Before waivers (a)(f)	0.65%		0.67%		0.69%		0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.58	%(cc)	0.93	%(aa)	1.13%		1.37	%(l)
Before waivers (a)(f)	0.55	%(cc)	0.88	%(aa)	1.06%		1.28	%(l)
Portfolio turnover rate^	53%		88%		72%		88	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.23 and $0.34 for Class IB and Class K, respectively.
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.87% for Class IB and 0.62% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.13% lower.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.13 and $0.28 for Class IB and Class K respectively.
(cc)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.09% lower.

See Notes to Financial Statements.

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	First Trust Advisors L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21
	1 Year	Since Incept.
Portfolio – Class IB Shares*	10.58%	10.57%
EQ/First Trust Moderate Growth Allocation Index	12.06	14.13
S&P 500® Index	28.71	23.61
Bloomberg U.S. 5-10 Year Corporate Bond Index	(1.52)	6.56

* Date of inception 2/1/19.

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.58% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/First Trust Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg U.S. 5-10 Year Corporate Bond Index, which returned 12.06%, 28.71% and (1.52)%, respectively.

Portfolio Highlights

What helped performance during the year:

•

During the performance period, the equity asset classes all rallied strongly, boosting Portfolio total return. Leading the way higher were domestic large-cap stocks, followed by domestic mid-cap and small-cap stocks. International stocks also produced a positive return.

What hurt performance during the year:

•	Absolute and relative performance were hurt during the year by the Portfolio’s allocation to corporate bonds.

•	Small-cap stocks detracted from performance relative to the benchmark.

•

Equity exposure was reduced briefly in early February and then again in early March. In early February, forecasted volatility quickly declined and the Portfolio returned to full investment with minimal impact. In early March, equity market volatility increased, and the Portfolio reduced large cap exposure from 25% to 15% over the course of several days. As expectations for market volatility declined as the market recovered from a short sell-off, the Portfolio moved back to full investment by mid-March. Overall relative performance impact was negative during the brief March hedging.

How derivatives contributed/detracted from performance during the year:

•

The Portfolio was both long and short equity index futures during the performance period as an efficient way to increase and/or decrease U.S. equity exposure. Overall, the futures contracts added to Portfolio performance as the long positions were in place for most of the year and the short position was only in place briefly during a bit of market turbulence in March.

Portfolio Positioning and Outlook — First Trust

Advisors L.P

As of year-end, the Portfolio was fully invested at its strategic benchmark weights.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	7.40
Weighted Average Coupon (%)	3.30
Weighted Average Modified Duration (Years)*	6.50
Weighted Average Rating**	A-

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser.A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
Exchange Traded Funds	96.4%
Investment Companies	8.2
Repurchase Agreements	0.7
Cash and Other	(5.3)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,029.32	$5.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.49	5.78

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.13%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (56.6%)
iShares Core MSCI EAFE ETF	153,314	$11,443,357
iShares Core S&P Mid-Cap ETF	40,878	11,571,744
iShares Russell 2000 ETF (x)	51,649	11,489,320
SPDR S&P 500 ETF Trust	4,952	2,352,002
Vanguard S&P 500 ETF	43,946	19,185,505

Total Equity		56,041,928

Fixed Income (39.8%)
Vanguard Intermediate-Term Corporate Bond ETF (x)	425,335	39,454,075

Total Exchange Traded Funds (96.4%) (Cost $81,024,311)		95,496,003

SHORT-TERM INVESTMENTS:
Investment Companies (8.2%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	5,000,000	5,000,000
JPMorgan Prime Money Market Fund, IM Shares	3,128,157	3,129,408

Total Investment Companies		8,129,408

	Principal Amount	Value (Note 1)

Repurchase Agreement (0.7%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $653,661, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $666,734. (xx)	$653,660	653,660

Total Short-Term Investments (8.9%) (Cost $8,783,524)		8,783,068

Total Investments in Securities (105.3%) (Cost $89,807,835)		104,279,071
Other Assets Less Liabilities (-5.3%)		(5,287,989)

Net Assets (100%)		$98,991,082

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $15,500,086. This was collateralized by $10,238,732 of various U.S. Government Treasury Securities, ranging from 0.125% - 3.875%, maturing 2/28/22 - 2/15/49 and by cash of $5,653,660 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	13	3/2022	USD	3,093,025	43,585

					43,585

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$95,496,003	$—	$—	$95,496,003
Futures	43,585	—	—	43,585
Short-Term Investments
Investment Companies	8,129,408	—	—	8,129,408
Repurchase Agreement	—	653,660	—	653,660

Total Assets	$103,668,996	$653,660	$—	$104,322,656

Total Liabilities	$—	$—	$—	$—

Total	$103,668,996	$653,660	$—	$104,322,656

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$43,585	*

Total		$43,585

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$453,491	$453,491

Total	$453,491	$453,491

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(32,467)	$(32,467)

Total	$(32,467)	$(32,467)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $2,447,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$53,871,331
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$28,180,383

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,247,768
Aggregate gross unrealized depreciation	(456)

Net unrealized appreciation	$13,247,312

Federal income tax cost of investments in securities and derivative instruments, if applicable	$91,075,344

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $89,154,175)	$103,625,411
Repurchase Agreements (Cost $653,660)	653,660
Cash	299,171
Due from broker for futures variation margin	147,549
Dividends, interest and other receivables	25,113
Receivable for Portfolio shares sold	17,495
Securities lending income receivable	4,386
Other assets	3,315

Total assets	104,776,100

LIABILITIES
Payable for return of collateral on securities loaned	5,653,660
Investment management fees payable	55,700
Distribution fees payable – Class IB	20,467
Administrative fees payable	9,645
Payable for Portfolio shares redeemed	342
Accrued expenses	45,204

Total liabilities	5,785,018

NET ASSETS	$98,991,082

Net assets were comprised of:
Paid in capital	$87,759,487
Total distributable earnings (loss)	11,231,595

Net assets	$98,991,082

Class IB
Net asset value, offering and redemption price per share, $98,991,082 / 7,840,867 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.63

(x)	Includes value of securities on loan of $15,500,086.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$1,456,676
Securities lending (net)	35,865

Total income	1,492,541

EXPENSES
Investment management fees	621,623
Distribution fees – Class IB	187,370
Administrative fees	91,868
Professional fees	52,203
Printing and mailing expenses	20,590
Custodian fees	8,800
Trustees’ fees	2,054
Interest expense	887
Miscellaneous	1,171

Gross expenses	986,566
Less: Waiver from investment manager	(112,405)

Net expenses	874,161

NET INVESTMENT INCOME (LOSS)	618,380

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,525,734
Net distributions of realized gain received from underlying funds	245,393
Futures contracts	453,491

Net realized gain (loss)	2,224,618

Change in unrealized appreciation (depreciation) on:
Investments in securities	4,417,646
Futures contracts	(32,467)

Net change in unrealized appreciation (depreciation)	4,385,179

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,609,797

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,228,177

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$618,380	$511,279
Net realized gain (loss)	2,224,618	(2,720,496)
Net change in unrealized appreciation (depreciation)	4,385,179	7,978,843

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,228,177	5,769,626

Distributions to shareholders:
Class IB	(3,333,764)	(463,356)
Class K	—	(128,550)

Total distributions to shareholders	(3,333,764)	(591,906)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 3,093,255 and 2,587,647 shares, respectively ]	39,075,236	27,385,968
Capital shares issued in reinvestment of dividends and distributions [ 266,571 and 40,093 shares, respectively ]	3,333,764	463,356
Capital shares repurchased [ (190,734) and (121,117) shares, respectively ]	(2,337,638)	(1,262,486)

Total Class IB transactions	40,071,362	26,586,838

Class K (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 11,112 shares, respectively ]	—	128,550
Capital shares repurchased [ (1,017,905) and 0 shares, respectively ]	(12,347,251)	—

Total Class K transactions	(12,347,251)	128,550

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	27,724,111	26,715,388

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,618,524	31,893,108
NET ASSETS:
Beginning of year	67,372,558	35,479,450

End of year	$98,991,082	$67,372,558

(b) After the close of business on March 23, 2021, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				February 1, 2019* to December 31, 2019
Class IB	2021		2020
Net asset value, beginning of period	$11.84		$11.19		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.10		0.11		0.20
Net realized and unrealized gain (loss)	1.14		0.64		1.16

Total from investment operations	1.24		0.75		1.36

Less distributions:
Dividends from net investment income	(0.07)		(0.10)		(0.12)
Distributions from net realized gains	(0.38)		—	#	(0.05)

Total dividends and distributions	(0.45)		(0.10)		(0.17)

Net asset value, end of period	$12.63		$11.84		$11.19

Total return (b)	10.58%		6.73%		13.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$98,991		$55,317		$24,218
Ratio of expenses to average net assets:
After waivers (a)(f)	1.13	%(j)**	1.13	%(j)	1.13	%(j)
Before waivers (a)(f)	1.28	%**	1.35%		1.74%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.83%		0.99%		2.04	%(l)
Before waivers (a)(f)(x)	0.69%		0.76%		1.44	%(l)
Portfolio turnover rate^	38%		80%		40	%(z)

Class K	January 1, 2021 to March 23, 2021‡		Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.84		$11.19		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	—	#	0.12		0.20
Net realized and unrealized gain (loss)	0.23		0.65		1.18

Total from investment operations	0.23		0.77		1.38

Less distributions:
Dividends from net investment income	—		(0.12)		(0.14)
Distributions from net realized gains	—		—	#	(0.05)

Total dividends and distributions	—		(0.12)		(0.19)

Net asset value, end of period	$12.07		$11.84		$11.19

Total return (b)	1.94%		6.98%		13.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$12,056		$11,262
Ratio of expenses to average net assets:
After waivers (a)(f)	0.89	%(j)**	0.88	%(j)	0.87	%(j)
Before waivers (a)(f)	1.05	%**	1.11%		1.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	(0.15)%		1.15%		2.04	%(l)
Before waivers (a)(f)(x)	(0.31)%		0.92%		1.33	%(l)
Portfolio turnover rate^	38%		80%		40	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Interest Expense of less than 0.005%.
#	Per share amount is less than $0.005.
‡	After the close of business on March 22, 2021 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/FRANKLIN GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Franklin Advisers, Inc. (Effective August 7, 2021, Franklin Advisers, Inc. replaced QS Investors, LLC as a sub-adviser to the Portfolio)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21
	1 Year	Since Incept.
Portfolio – Class IB Shares*	12.24%	9.40%
EQ/Franklin Growth Allocation Index	13.25	14.96
S&P 500® Index	28.71	23.61
Bloomberg U.S. 5-10 Year Corporate Bond Index	(1.52)	6.56

* Date of inception 2/1/19.

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.24% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/Franklin Growth Allocation Index, the S&P 500® Index and the Bloomberg U.S. 5-10 Year Corporate Bond Index, which returned 13.25%, 28.71% and (1.52)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	On an absolute basis, all equity holdings had positive returns over the period, led by U.S. large cap equities, international equities, and U.S. mid cap equities.

•	On a relative basis, an overweight allocation to U.S. large cap was the primary contributor. U.S. mid-cap and small cap were also positive contributors.

What hurt performance during the year:

•	On an absolute basis, fixed income posted negative returns.

•	Relative to the Portfolio’s benchmark, fixed income performed in-line with its benchmark, but lagged behind strong equity returns.

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

Continued strong global growth remains in place, but the peak has likely passed. Even as the impact from COVID-19 continues to be felt, our expectation is for fiscal stimulus to support economic activity, sustaining a period of above-trend global expansion. This could outweigh continuing concerns over inflationary pressures and regional divergences in the near-term recovery.

U.S. growth has led that of other developed markets, fueled by fiscal stimulus. We believe the prospects for this market are more balanced as reliance on a substantial technology exposure to sustain the market opportunity has faded. The stock market’s attention will likely focus on elevated valuations and the extent to which ongoing fiscal stimulus programs are balanced by potential corporate tax and interest-rate hikes.

The Federal Reserve’s flexible inflation targeting regime complicates its response to currently elevated inflation and may prompt periods of greater volatility in U.S. Treasuries. With progress toward its employment goal, the Federal Reserve has accelerated its taper of ongoing asset purchases and may soon raise rates. Fiscal stimulus will likely maintain upward pressure on yields, in our view.

China’s economy recovered more quickly from the impact of COVID-19, but differentials against the rest of the world peaked in 2021’s first quarter, prompting a pivot to easier monetary policy. Trade disputes remain unresolved in the longer term and are a symptom of broader tensions as heightened geopolitical tensions persist.

Outside of China, stronger long-term growth is being offset by emerging markets’ idiosyncratic risks and continued vulnerabilities to COVID-19. Local inflation pressures may see central banks continue to increase interest rates.

EQ/FRANKLIN GROWTH ALLOCATION PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	7.35
Weighted Average Coupon (%)	3.24
Weighted Average Modified Duration (Years)*	6.37
Weighted Average Rating**	A-/BBB+

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Exchange Traded Funds	$70,909,344	98.4%
Repurchase Agreement	3,433,141	4.8
Cash and Other	(2,318,086)	(3.2)

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,037.10	$5.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.57	5.69

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.12%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (64.4%)
iShares Core MSCI EAFE ETF	171,822	$12,824,794
iShares Core S&P 500 ETF	25,569	12,196,157
iShares Core S&P Mid-Cap ETF	10,007	2,832,781
iShares MSCI EAFE ETF (x)	63,203	4,972,812
iShares Russell 2000 ETF (x)	6,195	1,378,078
SPDR S&P 500 ETF Trust	25,680	12,196,973

Total Equity		46,401,595

Fixed Income (34.0%)
Vanguard Intermediate-Term Corporate Bond ETF (x)	264,206	24,507,749

Total Exchange Traded Funds (98.4%) (Cost $59,611,446)		70,909,344

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (4.8%)
Societe Generale SA, 0.03%, dated 12/31/21, due 1/3/22, repurchase price $1,763,099, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.625%, maturing 1/4/22-11/15/51; total market value $1,798,357. (xx)	$1,763,095	1,763,095

TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $1,670,066, collateralized by various Common Stocks; total market value $1,846,010. (xx)	1,670,046	1,670,046

Total Repurchase Agreements		3,433,141

Total Short-Term Investments (4.8%) (Cost $3,433,141)		3,433,141

Total Investments in Securities (103.2%) (Cost $63,044,587)		74,342,485
Other Assets Less Liabilities (-3.2%)		(2,318,086)

Net Assets (100%)		$72,024,399

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $5,172,990. This was collateralized by $1,862,433 of various U.S. Government Treasury Securities, ranging from 0.000% - 4.375%, maturing 1/31/22 - 8/15/50 and by cash of $3,433,141 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$70,909,344	$—	$—	$70,909,344
Short-Term Investments
Repurchase Agreements	—	3,433,141	—	3,433,141

Total Assets	$70,909,344	$3,433,141	$—	$74,342,485

Total Liabilities	$—	$—	$—	$—

Total	$70,909,344	$3,433,141	$—	$74,342,485

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$29,709,596
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$22,583,752

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,285,954
Aggregate gross unrealized depreciation	(10,174)

Net unrealized appreciation	$11,275,780

Federal income tax cost of investments in securities and derivative instruments, if applicable	$63,066,705

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $59,611,446)	$70,909,344
Repurchase Agreements (Cost $3,433,141)	3,433,141
Cash	1,088,853
Dividends, interest and other receivables	70,930
Receivable for Portfolio shares sold	54,428
Securities lending income receivable	2,235
Other assets	3,392

Total assets	75,562,323

LIABILITIES
Payable for return of collateral on securities loaned	3,433,141
Investment management fees payable	37,713
Distribution fees payable – Class IB	14,832
Administrative fees payable	6,990
Payable for Portfolio shares redeemed	209
Accrued expenses	45,039

Total liabilities	3,537,924

NET ASSETS	$72,024,399

Net assets were comprised of:
Paid in capital	$63,672,937
Total distributable earnings (loss)	8,351,462

Net assets	$72,024,399

Class IB
Net asset value, offering and redemption price per share, $72,024,399 / 5,905,372 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.20

(x)	Includes value of securities on loan of $5,172,990.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$1,287,659
Interest	155
Securities lending (net)	16,233

Total income	1,304,047

EXPENSES
Investment management fees	482,347
Distribution fees – Class IB	144,215
Administrative fees	71,320
Professional fees	52,609
Printing and mailing expenses	20,112
Custodian fees	6,100
Trustees’ fees	1,656
Miscellaneous	609

Gross expenses	778,968
Less: Waiver from investment manager	(108,296)

Net expenses	670,672

NET INVESTMENT INCOME (LOSS)	633,375

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	2,792,824
Net distributions of realized gain received from underlying funds	153,084

Net realized gain (loss)	2,945,908

Net change in unrealized appreciation (depreciation) on investments in securities	3,129,537

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,075,445

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,708,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$633,375	$482,813
Net realized gain (loss)	2,945,908	(3,772,217)
Net change in unrealized appreciation (depreciation)	3,129,537	5,834,430

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,708,820	2,545,026

Distributions to shareholders:
Class IB	(2,738,094)	(424,732)
Class K	—	(131,268)

Total distributions to shareholders	(2,738,094)	(556,000)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,631,332 and 2,053,641 shares, respectively ]	19,970,134	21,357,575
Capital shares issued in reinvestment of dividends and distributions [ 226,641 and 38,478 shares, respectively ]	2,738,094	424,732
Capital shares repurchased [ (101,164) and (91,792) shares, respectively ]	(1,217,353)	(956,307)

Total Class IB transactions	21,490,875	20,826,000

Class K (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 11,881 shares, respectively ]	—	131,268
Capital shares repurchased [ (1,017,925) and 0 shares, respectively ]	(11,850,183)	—

Total Class K transactions	(11,850,183)	131,268

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	9,640,692	20,957,268

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,611,418	22,946,294
NET ASSETS:
Beginning of year	58,412,981	35,466,687

End of year	$72,024,399	$58,412,981

(b) After the close of business on March 22, 2021, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				February 1, 2019* to December 31, 2019
Class IB	2021		2020
Net asset value, beginning of period	$11.31		$11.24		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13		0.11		0.22
Net realized and unrealized gain (loss)	1.25		0.06		1.18

Total from investment operations	1.38		0.17		1.40

Less distributions:
Dividends from net investment income	(0.09)		(0.10)		(0.13)
Distributions from net realized gains	(0.40)		—		(0.03)

Total dividends and distributions	(0.49)		(0.10)		(0.16)

Net asset value, end of period	$12.20		$11.31		$11.24

Total return (b)	12.24%		1.58%		13.98%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$72,024		$46,902		$24,154
Ratio of expenses to average net assets:
After waivers (a)(f)	1.12	%(j)	1.14	%(j)	1.14	%(j)
Before waivers (a)(f)	1.30%		1.37%		1.70%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	1.10%		1.01%		2.25	%(l)
Before waivers (a)(f)(x)	0.92%		0.78%		1.69	%(l)
Portfolio turnover rate^	38%		17%		24	%(z)

Class K	January 1, 2021 to March 22, 2021‡		Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.31		$11.24		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#	0.12		0.21
Net realized and unrealized gain (loss)	0.33		0.08		1.21

Total from investment operations	0.33		0.20		1.42

Less distributions:
Dividends from net investment income	—		(0.13)		(0.15)
Distributions from net realized gains	—		—		(0.03)

Total dividends and distributions	—		(0.13)		(0.18)

Net asset value, end of period	$11.64		$11.31		$11.24

Total return (b)	2.92%		1.81%		14.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$11,511		$11,312
Ratio of expenses to average net assets:
After waivers (a)(f)	0.89	%(j)	0.89	%(j)	0.88	%(j)
Before waivers (a)(f)	1.06%		1.12%		1.59%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	(0.08)%		1.17%		2.15	%(l)
Before waivers (a)(f)(x)	(0.25)%		0.94%		1.45	%(l)
Portfolio turnover rate^	38%		17%		24	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡	After the close of business on March 22, 2021 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/FRANKLIN MODERATE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Franklin Advisers, Inc. (Effective August 7, 2021, Franklin Advisers, Inc. replaced QS Investors, LLC as a sub-adviser to the Portfolio)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	8.27%	5.92%	6.23%
EQ/Franklin Moderate Allocation Index	8.85	8.62	8.87
S&P 500® Index	28.71	18.47	19.01
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.32	1.80

* Date of inception 2/22/16.

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.27% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/Franklin Moderate Allocation Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government Bond Index, which returned 8.85%, 28.71% and (1.69)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	On an absolute basis, equities posted positive returns across all classes, with U.S large cap showing the strongest returns.

•	On a relative basis, an overweight allocation to U.S. large cap was the primary contributor.

What hurt performance during the year:

•	On an absolute basis, intermediate term bonds declined over the year.

•	Relative to the Portfolio’s benchmark, intermediate term bonds were the largest detractor, followed by an underweight position in U.S. mid-cap equities.

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

Continued strong global growth remains in place, but the peak has likely passed. Even as the impact from COVID-19 continues to be felt, our expectation is for fiscal stimulus to support economic activity, sustaining a period of above-trend global expansion. This could outweigh continuing concerns over inflationary pressures and regional divergences in the near-term recovery.

U.S. growth has led that of other developed markets, fueled by fiscal stimulus. We believe the prospects for this market are more balanced as reliance on a substantial technology exposure to sustain the market opportunity has faded. The stock market’s attention will likely focus on elevated valuations and the extent to which ongoing fiscal stimulus programs are balanced by potential corporate tax and interest-rate hikes.

The Federal Reserve’s flexible inflation targeting regime complicates its response to currently elevated inflation and may prompt periods of greater volatility in U.S. Treasuries. With progress toward its employment goal, the Federal Reserve has accelerated its taper of ongoing asset purchases and may soon raise rates. Fiscal stimulus will likely maintain upward pressure on yields, in our view.

China’s economy recovered more quickly from the impact of COVID-19, but differentials against the rest of the world peaked in 2021’s first quarter, prompting a pivot to easier monetary policy. Trade disputes remain unresolved in the longer term and are a symptom of broader tensions as heightened geopolitical tensions persist.

Outside of China, stronger long-term growth is being offset by emerging markets’ idiosyncratic risks and continued vulnerabilities to COVID-19. Local inflation pressures may see central banks continue to increase interest rates.

EQ/FRANKLIN MODERATE ALLOCATION PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	4.75
Weighted Average Coupon (%)	1.83
Weighted Average Modified Duration (Years)*	4.49
Weighted Average Rating**	AAA

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	43.7%
Exchange Traded Funds	32.0
Information Technology	6.5
Health Care	3.0
Consumer Discretionary	2.8
Financials	2.4
Communication Services	2.3
Industrials	1.7
Consumer Staples	1.3
Real Estate	0.6
Energy	0.6
Materials	0.6
Utilities	0.5
Investment Company	0.2
Repurchase Agreements	0.0 #
Cash and Other	1.8

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,020.70	$5.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.30	5.96

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.17%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.3%)
Diversified Telecommunication Services (0.2%)
AT&T, Inc.	9,667	$237,808
Lumen Technologies, Inc.	1,393	17,482
Verizon Communications, Inc.	5,588	290,353

		545,643

Entertainment (0.4%)
Activision Blizzard, Inc.	1,052	69,989
Electronic Arts, Inc.	364	48,012
Live Nation Entertainment, Inc.*	200	23,938
Netflix, Inc.*	597	359,657
Take-Two Interactive Software, Inc.*	166	29,501
Walt Disney Co. (The)*	2,449	379,326

		910,423

Interactive Media & Services (1.4%)
Alphabet, Inc., Class A*	404	1,170,404
Alphabet, Inc., Class C*	376	1,087,990
Match Group, Inc.*	372	49,197
Meta Platforms, Inc., Class A*	3,184	1,070,938
Twitter, Inc.*	1,132	48,925

		3,427,454

Media (0.2%)
Charter Communications, Inc., Class A*	162	105,619
Comcast Corp., Class A	6,123	308,171
Discovery, Inc., Class A (x)*	275	6,473
Discovery, Inc., Class C*	441	10,099
DISH Network Corp., Class A*	337	10,932
Fox Corp., Class A	451	16,642
Fox Corp., Class B	165	5,655
Interpublic Group of Cos., Inc. (The)	474	17,751
News Corp., Class A	628	14,011
News Corp., Class B	246	5,535
Omnicom Group, Inc.	315	23,080
ViacomCBS, Inc.	860	25,955

		549,923

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	798	92,552

Total Communication Services		5,525,995

Consumer Discretionary (2.8%)
Auto Components (0.0%)
Aptiv plc*	364	60,042
BorgWarner, Inc.	361	16,270

		76,312

Automobiles (0.6%)
Ford Motor Co.	5,322	110,538
General Motors Co.*	1,933	113,332
Tesla, Inc.*	1,093	1,155,060

		1,378,930

Distributors (0.0%)
Genuine Parts Co.	210	29,442
LKQ Corp.	405	24,312
Pool Corp.	50	28,300

		82,054

Hotels, Restaurants & Leisure (0.4%)
Booking Holdings, Inc.*	56	134,357
Caesars Entertainment, Inc.*	311	29,088
Carnival Corp. (x)*	1,196	24,064
Chipotle Mexican Grill, Inc.*	37	64,685
Darden Restaurants, Inc.	172	25,910
Domino’s Pizza, Inc.	46	25,959
Expedia Group, Inc.*	206	37,228
Hilton Worldwide Holdings, Inc.*	381	59,432
Las Vegas Sands Corp.*	483	18,180
Marriott International, Inc., Class A*	373	61,635
McDonald’s Corp.	1,002	268,606
MGM Resorts International	472	21,183
Norwegian Cruise Line Holdings Ltd. (x)*	497	10,308
Penn National Gaming, Inc.*	222	11,511
Royal Caribbean Cruises Ltd.*	326	25,069
Starbucks Corp.	1,581	184,930
Wynn Resorts Ltd.*	138	11,736
Yum! Brands, Inc.	405	56,238

		1,070,119

Household Durables (0.1%)
DR Horton, Inc.	450	48,802
Garmin Ltd.	211	28,732
Lennar Corp., Class A	369	42,863
Mohawk Industries, Inc.*	77	14,028
Newell Brands, Inc.	439	9,588
NVR, Inc.*	4	23,635
PulteGroup, Inc.	310	17,720
Whirlpool Corp.	77	18,069

		203,437

Internet & Direct Marketing Retail (0.9%)
Amazon.com, Inc.*	586	1,953,923
eBay, Inc.	874	58,121
Etsy, Inc.*	161	35,250

		2,047,294

Leisure Products (0.0%)
Hasbro, Inc.	153	15,572

Multiline Retail (0.1%)
Dollar General Corp.	320	75,466
Dollar Tree, Inc.*	285	40,048
Target Corp.	650	150,436

		265,950

Specialty Retail (0.5%)
Advance Auto Parts, Inc.	75	17,991
AutoZone, Inc.*	28	58,699
Bath & Body Works, Inc.	386	26,939
Best Buy Co., Inc.	310	31,496
CarMax, Inc.*	200	26,046
Gap, Inc. (The)	337	5,948
Home Depot, Inc. (The)	1,418	588,484
Lowe’s Cos., Inc.	928	239,869
O’Reilly Automotive, Inc.*	89	62,854

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Ross Stores, Inc.	452	$51,655
TJX Cos., Inc. (The)	1,637	124,281
Tractor Supply Co.	145	34,597
Ulta Beauty, Inc.*	78	32,163

		1,301,022

Textiles, Apparel & Luxury Goods (0.2%)
NIKE, Inc., Class B	1,717	286,172
PVH Corp.	95	10,132
Ralph Lauren Corp.	58	6,894
Tapestry, Inc.	390	15,834
Under Armour, Inc., Class A*	329	6,971
Under Armour, Inc., Class C*	340	6,134
VF Corp.	428	31,338

		363,475

Total Consumer Discretionary		6,804,165

Consumer Staples (1.3%)
Beverages (0.3%)
Brown-Forman Corp., Class B	272	19,818
Coca-Cola Co. (The)	5,213	308,662
Constellation Brands, Inc., Class A	228	57,221
Molson Coors Beverage Co., Class B	221	10,243
Monster Beverage Corp.*	514	49,365
PepsiCo, Inc.	1,858	322,753

		768,062

Food & Staples Retailing (0.3%)
Costco Wholesale Corp.	594	337,214
Kroger Co. (The)	923	41,775
Sysco Corp.	683	53,650
Walgreens Boots Alliance, Inc.	909	47,413
Walmart, Inc.	1,917	277,371

		757,423

Food Products (0.2%)
Archer-Daniels-Midland Co.	749	50,625
Campbell Soup Co.	295	12,821
Conagra Brands, Inc.	581	19,841
General Mills, Inc.	781	52,624
Hershey Co. (The)	192	37,146
Hormel Foods Corp.	389	18,987
J M Smucker Co. (The)	163	22,139
Kellogg Co.	369	23,771
Kraft Heinz Co. (The)	941	33,782
Lamb Weston Holdings, Inc.	212	13,436
McCormick & Co., Inc. (Non-Voting)	359	34,683
Mondelez International, Inc., Class A	1,832	121,480
Tyson Foods, Inc., Class A	369	32,162

		473,497

Household Products (0.3%)
Church & Dwight Co., Inc.	318	32,595
Clorox Co. (The)	155	27,026
Colgate-Palmolive Co.	1,150	98,141
Kimberly-Clark Corp.	447	63,885
Procter & Gamble Co. (The)	3,242	530,326

		751,973

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	311	115,132

Tobacco (0.1%)
Altria Group, Inc.	2,438	115,537
Philip Morris International, Inc.	2,108	200,260

		315,797

Total Consumer Staples		3,181,884

Energy (0.6%)
Energy Equipment & Services (0.0%)
Baker Hughes Co.	1,264	30,412
Halliburton Co.	1,090	24,928
Schlumberger NV	1,879	56,276

		111,616

Oil, Gas & Consumable Fuels (0.6%)
APA Corp.	444	11,939
Chevron Corp.	2,618	307,222
ConocoPhillips	1,776	128,192
Coterra Energy, Inc.	1,187	22,553
Devon Energy Corp.	858	37,795
Diamondback Energy, Inc.	205	22,109
EOG Resources, Inc.	798	70,886
Exxon Mobil Corp.	5,709	349,334
Hess Corp.	348	25,763
Kinder Morgan, Inc.	2,472	39,206
Marathon Oil Corp.	886	14,548
Marathon Petroleum Corp.	842	53,880
Occidental Petroleum Corp.	1,096	31,773
ONEOK, Inc.	642	37,724
Phillips 66	598	43,331
Pioneer Natural Resources Co.	301	54,746
Valero Energy Corp.	562	42,212
Williams Cos., Inc. (The)	1,634	42,549

		1,335,762

Total Energy		1,447,378

Financials (2.4%)
Banks (0.9%)
Bank of America Corp.	9,694	431,286
Citigroup, Inc.	2,628	158,705
Citizens Financial Group, Inc.	619	29,248
Comerica, Inc.	176	15,312
Fifth Third Bancorp	949	41,329
First Republic Bank	230	47,497
Huntington Bancshares, Inc.	1,943	29,961
JPMorgan Chase & Co.	3,974	629,283
KeyCorp	1,163	26,900
M&T Bank Corp.	191	29,334
People’s United Financial, Inc.	539	9,605
PNC Financial Services Group, Inc. (The)	570	114,296
Regions Financial Corp.	1,181	25,746
Signature Bank	86	27,818
SVB Financial Group*	82	55,616
Truist Financial Corp.	1,787	104,629
US Bancorp	1,822	102,342
Wells Fargo & Co.	5,388	258,516
Zions Bancorp NA	199	12,569

		2,149,992

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Capital Markets (0.7%)
Ameriprise Financial, Inc.	143	$43,137
Bank of New York Mellon Corp. (The)	1,045	60,694
BlackRock, Inc.	191	174,872
Cboe Global Markets, Inc.	158	20,603
Charles Schwab Corp. (The)	2,000	168,200
CME Group, Inc.	491	112,174
FactSet Research Systems, Inc.	52	25,273
Goldman Sachs Group, Inc. (The)	452	172,913
Intercontinental Exchange, Inc.	737	100,800
Invesco Ltd.	379	8,725
MarketAxess Holdings, Inc.	55	22,620
Moody’s Corp.	218	85,146
Morgan Stanley	1,911	187,584
MSCI, Inc.	112	68,621
Nasdaq, Inc.	144	30,241
Northern Trust Corp.	265	31,697
Raymond James Financial, Inc.	261	26,204
S&P Global, Inc.	325	153,377
State Street Corp.	502	46,686
T. Rowe Price Group, Inc.	310	60,958

		1,600,525

Consumer Finance (0.1%)
American Express Co.	825	134,970
Capital One Financial Corp.	579	84,007
Discover Financial Services	374	43,219
Synchrony Financial	684	31,731

		293,927

Diversified Financial Services (0.3%)
Berkshire Hathaway, Inc., Class B*	2,459	735,241

Insurance (0.4%)
Aflac, Inc.	776	45,311
Allstate Corp. (The)	365	42,942
American International Group, Inc.	1,157	65,787
Aon plc, Class A	288	86,561
Arthur J Gallagher & Co.	286	48,526
Assurant, Inc.	81	12,625
Brown & Brown, Inc.	309	21,717
Chubb Ltd.	585	113,086
Cincinnati Financial Corp.	224	25,520
Everest Re Group Ltd.	57	15,613
Globe Life, Inc.	140	13,121
Hartford Financial Services Group, Inc. (The)	461	31,827
Lincoln National Corp.	220	15,017
Loews Corp.	268	15,480
Marsh & McLennan Cos., Inc.	692	120,284
MetLife, Inc.	915	57,178
Principal Financial Group, Inc.	324	23,435
Progressive Corp. (The)	795	81,607
Prudential Financial, Inc.	530	57,367
Travelers Cos., Inc. (The)	342	53,499
W R Berkley Corp.	156	12,853
Willis Towers Watson plc	160	37,998

		997,354

Total Financials		5,777,039

Health Care (3.0%)
Biotechnology (0.4%)
AbbVie, Inc.	2,377	321,846
Amgen, Inc.	747	168,052
Biogen, Inc.*	192	46,065
Gilead Sciences, Inc.	1,687	122,493
Incyte Corp.*	277	20,332
Moderna, Inc.*	465	118,101
Regeneron Pharmaceuticals, Inc.*	143	90,307
Vertex Pharmaceuticals, Inc.*	350	76,860

		964,056

Health Care Equipment & Supplies (0.7%)
Abbott Laboratories	2,387	335,946
ABIOMED, Inc.*	68	24,424
Align Technology, Inc.*	95	62,432
Baxter International, Inc.	679	58,285
Becton Dickinson and Co.	394	99,083
Boston Scientific Corp.*	1,867	79,310
Cooper Cos., Inc. (The)	62	25,974
Dentsply Sirona, Inc.	293	16,346
Dexcom, Inc.*	134	71,951
Edwards Lifesciences Corp.*	855	110,765
Hologic, Inc.*	333	25,495
IDEXX Laboratories, Inc.*	117	77,040
Intuitive Surgical, Inc.*	479	172,105
Medtronic plc	1,828	189,107
ResMed, Inc.	187	48,710
STERIS plc	129	31,400
Stryker Corp.	440	117,665
Teleflex, Inc.	70	22,994
Zimmer Biomet Holdings, Inc.	257	32,649

		1,601,681

Health Care Providers & Services (0.6%)
AmerisourceBergen Corp.	214	28,438
Anthem, Inc.	323	149,723
Cardinal Health, Inc.	369	19,000
Centene Corp.*	766	63,118
Cigna Corp.	443	101,726
CVS Health Corp.	1,778	183,419
DaVita, Inc.*	98	11,149
HCA Healthcare, Inc.	315	80,930
Henry Schein, Inc.*	198	15,351
Humana, Inc.	172	79,784
Laboratory Corp. of America Holdings*	124	38,962
McKesson Corp.	211	52,448
Quest Diagnostics, Inc.	166	28,720
UnitedHealth Group, Inc.	1,267	636,211
Universal Health Services, Inc., Class B	105	13,614

		1,502,593

Health Care Technology (0.0%)
Cerner Corp.	388	36,034

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	411	65,616
Bio-Rad Laboratories, Inc., Class A*	28	21,156
Bio-Techne Corp.	56	28,971

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Charles River Laboratories International, Inc.*	68	$25,621
Danaher Corp.	859	282,620
Illumina, Inc.*	214	81,414
IQVIA Holdings, Inc.*	261	73,639
Mettler-Toledo International, Inc.*	31	52,613
PerkinElmer, Inc.	181	36,392
Thermo Fisher Scientific, Inc.	532	354,972
Waters Corp.*	77	28,690
West Pharmaceutical Services, Inc.	100	46,901

		1,098,605

Pharmaceuticals (0.8%)
Bristol-Myers Squibb Co.	2,975	185,491
Catalent, Inc.*	211	27,015
Eli Lilly and Co.	1,073	296,384
Johnson & Johnson	3,530	603,877
Merck & Co., Inc.	3,381	259,120
Organon & Co.	358	10,901
Pfizer, Inc.	7,564	446,654
Viatris, Inc.	1,727	23,366
Zoetis, Inc.	627	153,007

		2,005,815

Total Health Care		7,208,784

Industrials (1.7%)
Aerospace & Defense (0.3%)
Boeing Co. (The)*	755	151,997
General Dynamics Corp.	299	62,333
Howmet Aerospace, Inc.	554	17,634
Huntington Ingalls Industries, Inc.	52	9,710
L3Harris Technologies, Inc.	263	56,082
Lockheed Martin Corp.	325	115,508
Northrop Grumman Corp.	204	78,962
Raytheon Technologies Corp.	2,004	172,464
Textron, Inc.	300	23,160
TransDigm Group, Inc.*	74	47,085

		734,935

Air Freight & Logistics (0.1%)
CH Robinson Worldwide, Inc.	153	16,467
Expeditors International of Washington, Inc.	246	33,035
FedEx Corp.	326	84,317
United Parcel Service, Inc., Class B	991	212,411

		346,230

Airlines (0.1%)
Alaska Air Group, Inc.*	216	11,254
American Airlines Group, Inc.*	807	14,494
Delta Air Lines, Inc.*	818	31,967
Southwest Airlines Co.*	829	35,514
United Airlines Holdings, Inc.*	479	20,971

		114,200

Building Products (0.1%)
A O Smith Corp.	169	14,509
Allegion plc	131	17,350
Carrier Global Corp.	1,198	64,979
Fortune Brands Home & Security, Inc.	189	20,204
Johnson Controls International plc	972	79,033
Masco Corp.	342	24,015
Trane Technologies plc	324	65,458

		285,548

Commercial Services & Supplies (0.1%)
Cintas Corp.	118	52,294
Copart, Inc.*	270	40,938
Republic Services, Inc.	272	37,930
Rollins, Inc.	334	11,426
Waste Management, Inc.	522	87,122

		229,710

Construction & Engineering (0.0%)
Quanta Services, Inc.	171	19,607

Electrical Equipment (0.1%)
AMETEK, Inc.	311	45,729
Eaton Corp. plc	535	92,459
Emerson Electric Co.	816	75,864
Generac Holdings, Inc.*	84	29,561
Rockwell Automation, Inc.	162	56,514

		300,127

Industrial Conglomerates (0.2%)
3M Co.	788	139,972
General Electric Co.	1,448	136,793
Honeywell International, Inc.	921	192,038
Roper Technologies, Inc.	143	70,336

		539,139

Machinery (0.3%)
Caterpillar, Inc.	730	150,920
Cummins, Inc.	192	41,883
Deere & Co.	374	128,241
Dover Corp.	181	32,870
Fortive Corp.	499	38,069
IDEX Corp.	92	21,741
Illinois Tool Works, Inc.	383	94,524
Ingersoll Rand, Inc.	561	34,709
Otis Worldwide Corp.	579	50,414
PACCAR, Inc.	451	39,805
Parker-Hannifin Corp.	165	52,490
Pentair plc	213	15,555
Snap-on, Inc.	77	16,584
Stanley Black & Decker, Inc.	232	43,760
Westinghouse Air Brake Technologies Corp.	237	21,830
Xylem, Inc.	261	31,299

		814,694

Professional Services (0.1%)
Equifax, Inc.	163	47,725
IHS Markit Ltd.	549	72,973
Jacobs Engineering Group, Inc.	186	25,897
Leidos Holdings, Inc.	200	17,780
Nielsen Holdings plc	569	11,670
Robert Half International, Inc.	127	14,163
Verisk Analytics, Inc.	214	48,948

		239,156

Road & Rail (0.2%)
CSX Corp.	2,990	112,424
JB Hunt Transport Services, Inc.	126	25,754

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Norfolk Southern Corp.	326	$97,054
Old Dominion Freight Line, Inc.	131	46,948
Union Pacific Corp.	855	215,400

		497,580

Trading Companies & Distributors (0.1%)
Fastenal Co.	748	47,917
United Rentals, Inc.*	104	34,558
WW Grainger, Inc.	55	28,503

		110,978

Total Industrials		4,231,904

Information Technology (6.5%)
Communications Equipment (0.2%)
Arista Networks, Inc.*	283	40,681
Cisco Systems, Inc.	5,683	360,132
F5, Inc.*	76	18,598
Juniper Networks, Inc.	455	16,248
Motorola Solutions, Inc.	227	61,676

		497,335

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	800	69,968
CDW Corp.	182	37,270
Corning, Inc.	1,047	38,980
IPG Photonics Corp.*	35	6,025
Keysight Technologies, Inc.*	243	50,182
TE Connectivity Ltd.	438	70,667
Teledyne Technologies, Inc.*	64	27,961
Trimble, Inc.*	310	27,029
Zebra Technologies Corp., Class A*	69	41,068

		369,150

IT Services (1.0%)
Accenture plc, Class A	847	351,124
Akamai Technologies, Inc.*	195	22,823
Automatic Data Processing, Inc.	568	140,057
Broadridge Financial Solutions, Inc.	169	30,897
Cognizant Technology Solutions Corp., Class A	672	59,620
DXC Technology Co.*	278	8,949
EPAM Systems, Inc.*	80	53,476
Fidelity National Information Services, Inc.	802	87,538
Fiserv, Inc.*	795	82,513
FleetCor Technologies, Inc.*	97	21,712
Gartner, Inc.*	117	39,115
Global Payments, Inc.	375	50,693
International Business Machines Corp.	1,186	158,521
Jack Henry & Associates, Inc.	111	18,536
Mastercard, Inc., Class A	1,163	417,889
Paychex, Inc.	433	59,105
PayPal Holdings, Inc.*	1,564	294,939
VeriSign, Inc.*	128	32,489
Visa, Inc., Class A	2,255	488,681

		2,418,677

Semiconductors & Semiconductor Equipment (1.4%)
Advanced Micro Devices, Inc.*	1,625	233,837
Analog Devices, Inc.	710	124,797
Applied Materials, Inc.	1,223	192,451
Broadcom, Inc.	550	365,975
Enphase Energy, Inc.*	173	31,649
Intel Corp.	5,503	283,404
KLA Corp.	205	88,173
Lam Research Corp.	188	135,200
Microchip Technology, Inc.	715	62,248
Micron Technology, Inc.	1,504	140,098
Monolithic Power Systems, Inc.	60	29,600
NVIDIA Corp.	3,360	988,210
NXP Semiconductors NV	341	77,673
Qorvo, Inc.*	133	20,800
QUALCOMM, Inc.	1,500	274,305
Skyworks Solutions, Inc.	218	33,820
SolarEdge Technologies, Inc.*	71	19,920
Teradyne, Inc.	217	35,486
Texas Instruments, Inc.	1,253	236,153
Xilinx, Inc.	331	70,182

		3,443,981

Software (2.1%)
Adobe, Inc.*	635	360,083
ANSYS, Inc.*	117	46,931
Autodesk, Inc.*	298	83,795
Cadence Design Systems, Inc.*	359	66,900
Ceridian HCM Holding, Inc.*	163	17,027
Citrix Systems, Inc.	179	16,932
Fortinet, Inc.*	186	66,848
Intuit, Inc.	382	245,710
Microsoft Corp.	10,084	3,391,451
NortonLifeLock, Inc.	844	21,927
Oracle Corp.	2,158	188,199
Paycom Software, Inc.*	60	24,911
PTC, Inc.*	160	19,384
salesforce.com, Inc.*	1,315	334,181
ServiceNow, Inc.*	270	175,260
Synopsys, Inc.*	207	76,279
Tyler Technologies, Inc.*	58	31,201

		5,167,019

Technology Hardware, Storage & Peripherals (1.6%)
Apple, Inc.	20,932	3,716,895
Hewlett Packard Enterprise Co.	1,841	29,033
HP, Inc.	1,479	55,714
NetApp, Inc.	318	29,253
Seagate Technology Holdings plc	299	33,781
Western Digital Corp.*	455	29,670

		3,894,346

Total Information Technology		15,790,508

Materials (0.6%)
Chemicals (0.4%)
Air Products and Chemicals, Inc.	299	90,974
Albemarle Corp.	168	39,273
Celanese Corp.	148	24,873
CF Industries Holdings, Inc.	289	20,455
Corteva, Inc.	1,006	47,564

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Dow, Inc.	946	$53,657
DuPont de Nemours, Inc.	712	57,515
Eastman Chemical Co.	168	20,313
Ecolab, Inc.	333	78,118
FMC Corp.	168	18,462
International Flavors & Fragrances, Inc.	354	53,330
Linde plc	686	237,651
LyondellBasell Industries NV, Class A	369	34,033
Mosaic Co. (The)	558	21,924
PPG Industries, Inc.	316	54,491
Sherwin-Williams Co. (The)	326	114,804

		967,437

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	89	39,206
Vulcan Materials Co.	168	34,874

		74,080

Containers & Packaging (0.1%)
Amcor plc	2,048	24,596
Avery Dennison Corp.	101	21,874
Ball Corp.	420	40,433
International Paper Co.	575	27,014
Packaging Corp. of America	130	17,699
Sealed Air Corp.	159	10,728
Westrock Co.	332	14,728

		157,072

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	1,984	82,792
Newmont Corp.	1,028	63,757
Nucor Corp.	390	44,518

		191,067

Total Materials		1,389,656

Real Estate (0.6%)
Equity Real Estate Investment Trusts (REITs) (0.6%)
Alexandria Real Estate Equities, Inc. (REIT)	190	42,362
American Tower Corp. (REIT)	620	181,350
AvalonBay Communities, Inc. (REIT)	185	46,729
Boston Properties, Inc. (REIT)	214	24,649
Crown Castle International Corp. (REIT)	568	118,564
Digital Realty Trust, Inc. (REIT)	386	68,272
Duke Realty Corp. (REIT)	511	33,542
Equinix, Inc. (REIT)	123	104,038
Equity Residential (REIT)	468	42,354
Essex Property Trust, Inc. (REIT)	80	28,178
Extra Space Storage, Inc. (REIT)	168	38,091
Federal Realty Investment Trust (REIT)	112	15,268
Healthpeak Properties, Inc. (REIT)	672	24,252
Host Hotels & Resorts, Inc. (REIT)*	1,096	19,059
Iron Mountain, Inc. (REIT)	371	19,414
Kimco Realty Corp. (REIT)	924	22,777
Mid-America Apartment Communities, Inc. (REIT)	161	36,940
Prologis, Inc. (REIT)	1,002	168,697
Public Storage (REIT)	210	78,658
Realty Income Corp. (REIT)	740	52,977
Regency Centers Corp. (REIT)	173	13,036
SBA Communications Corp. (REIT)	142	55,241
Simon Property Group, Inc. (REIT)	445	71,098
UDR, Inc. (REIT)	379	22,736
Ventas, Inc. (REIT)	554	28,320
Vornado Realty Trust (REIT)	148	6,195
Welltower, Inc. (REIT)	559	47,945
Weyerhaeuser Co. (REIT)	1,003	41,304

		1,452,046

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	429	46,551

Total Real Estate		1,498,597

Utilities (0.5%)
Electric Utilities (0.3%)
Alliant Energy Corp.	300	18,441
American Electric Power Co., Inc.	708	62,991
Duke Energy Corp.	1,036	108,676
Edison International	547	37,333
Entergy Corp.	250	28,162
Evergy, Inc.	280	19,211
Eversource Energy	449	40,850
Exelon Corp.	1,306	75,435
FirstEnergy Corp.	798	33,189
NextEra Energy, Inc.	2,618	244,416
NRG Energy, Inc.	345	14,863
Pinnacle West Capital Corp.	128	9,036
PPL Corp.	951	28,587
Southern Co. (The)	1,426	97,795
Xcel Energy, Inc.	689	46,645

		865,630

Gas Utilities (0.0%)
Atmos Energy Corp.	169	17,706

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	974	23,668

Multi-Utilities (0.2%)
Ameren Corp.	376	33,468
CenterPoint Energy, Inc.	842	23,500
CMS Energy Corp.	423	27,516
Consolidated Edison, Inc.	508	43,343
Dominion Energy, Inc.	1,058	83,117
DTE Energy Co.	276	32,993
NiSource, Inc.	533	14,716
Public Service Enterprise Group, Inc.	665	44,375
Sempra Energy	432	57,145
WEC Energy Group, Inc.	449	43,584

		403,757

Water Utilities (0.0%)
American Water Works Co., Inc.	230	43,438

Total Utilities		1,354,199

Total Common Stocks (22.3%) (Cost $34,957,780)		54,210,109

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (32.0%)
iShares Core MSCI EAFE ETF	782,131	$58,378,258
iShares Core S&P Mid-Cap ETF	34,308	9,711,908
iShares Russell 2000 ETF (x)	42,475	9,448,564
SPDR S&P 500 ETF Trust	200	94,992
		—

Total Exchange Traded Funds (32.0%) (Cost $60,156,829)		77,633,722

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (43.7%)
U.S. Treasury Notes
2.375%, 8/15/24	$7,771,000	8,069,664
2.250%, 11/15/24	7,034,500	7,293,893
0.250%, 8/31/25	10,796,000	10,461,601
2.250%, 11/15/25	6,249,000	6,511,061
2.875%, 11/30/25	3,958,500	4,220,428
0.500%, 2/28/26	7,435,500	7,227,079
0.750%, 3/31/26	7,423,000	7,285,219
2.250%, 2/15/27	16,671,500	17,475,685
2.250%, 8/15/27	9,003,000	9,449,001
0.750%, 1/31/28	7,845,500	7,560,541
2.750%, 2/15/28	7,989,000	8,638,228
2.875%, 8/15/28	10,784,500	11,784,529

Total U.S. Treasury Obligations		105,976,929

Total Long-Term Debt Securities (43.7%) (Cost $107,376,981)		105,976,929

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	499,390	499,590

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.0%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $3,565, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $3,636. (xx)	$3,565	$3,565
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $2,604, collateralized by various Common Stocks; total market value $2,878. (xx)	2,604	2,604

Total Repurchase Agreements		6,169

Total Short-Term Investments (0.2%) (Cost $505,758)		505,759

Total Investments in Securities (98.2%) (Cost $202,997,348)		238,326,519
Other Assets Less Liabilities (1.8%)		4,267,381

Net Assets (100%)		$242,593,900

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $8,411,865. This was collateralized by $8,637,137 of various U.S. Government Treasury Securities, ranging from 0.125% - 4.375%, maturing 2/28/22 - 8/15/50 and by cash of $6,169 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	1	3/2022	USD	237,925	2,791

					2,791

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$5,525,995	$—	$—	$5,525,995
Consumer Discretionary	6,804,165	—	—	6,804,165
Consumer Staples	3,181,884	—	—	3,181,884
Energy	1,447,378	—	—	1,447,378
Financials	5,777,039	—	—	5,777,039
Health Care	7,208,784	—	—	7,208,784
Industrials	4,231,904	—	—	4,231,904
Information Technology	15,790,508	—	—	15,790,508
Materials	1,389,656	—	—	1,389,656
Real Estate	1,498,597	—	—	1,498,597
Utilities	1,354,199	—	—	1,354,199
Exchange Traded Funds	77,633,722	—	—	77,633,722
Futures	2,791	—	—	2,791
Short-Term Investments
Investment Company	499,590	—	—	499,590
Repurchase Agreements	—	6,169	—	6,169
U.S. Treasury Obligations	—	105,976,929	—	105,976,929

Total Assets	$132,346,212	$105,983,098	$—	$238,329,310

Total Liabilities	$—	$—	$—	$—

Total	$132,346,212	$105,983,098	$—	$238,329,310

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$2,791	*

Total		$2,791

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$55,195	$55,195

Total	$55,195	$55,195

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(2,920)	$(2,920)

Total	$(2,920)	$(2,920)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $212,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$22,685,379
Long-term U.S. government debt securities	139,183,949

$161,869,328

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$33,238,474
Long-term U.S. government debt securities	123,113,228

$156,351,702

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$37,418,025
Aggregate gross unrealized depreciation	(2,208,184)

Net unrealized appreciation	$35,209,841

Federal income tax cost of investments in securities and derivative instruments, if applicable	$203,119,469

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $202,991,179)	$238,320,350
Repurchase Agreements (Cost $6,169)	6,169
Cash	3,706,958
Cash held as collateral at broker for futures	34,407
Dividends, interest and other receivables	716,124
Receivable for Portfolio shares sold	91,389
Due from broker for futures variation margin	2,795
Securities lending income receivable	2,390
Other assets	1,096

Total assets	242,881,678

LIABILITIES
Investment management fees payable	155,233
Distribution fees payable – Class IB	50,731
Administrative fees payable	23,908
Payable for return of collateral on securities loaned	6,169
Payable for Portfolio shares redeemed	318
Accrued expenses	51,419

Total liabilities	287,778

NET ASSETS	$242,593,900

Net assets were comprised of:
Paid in capital	$228,803,071
Total distributable earnings (loss)	13,790,829

Net assets	$242,593,900

Class IB
Net asset value, offering and redemption price per share, $242,593,900 / 20,441,538 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.87

(x)	Includes value of securities on loan of $8,411,865.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $277 foreign withholding tax)	$2,843,993
Interest	787,165
Securities lending (net)	28,639

Total income	3,659,797

EXPENSES
Investment management fees	1,854,944
Distribution fees – Class IB	579,669
Administrative fees	274,273
Professional fees	54,885
Printing and mailing expenses	24,254
Custodian fees	16,300
Trustees’ fees	6,451
Miscellaneous	5,548

Gross expenses	2,816,324
Less: Waiver from investment manager	(98,625)

Net expenses	2,717,699

NET INVESTMENT INCOME (LOSS)	942,098

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	7,322,546
Futures contracts	55,195

Net realized gain (loss)	7,377,741

Change in unrealized appreciation (depreciation) on:
Investments in securities	9,877,085
Futures contracts	(2,920)

Net change in unrealized appreciation (depreciation)	9,874,165

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,251,906

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,194,004

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$942,098	$803,460
Net realized gain (loss)	7,377,741	(10,226,057)
Net change in unrealized appreciation (depreciation)	9,874,165	15,538,030

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,194,004	6,115,433

Distributions to shareholders:
Class IB	(17,975,929)	(1,995,265)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,161,981 and 1,290,575 shares, respectively ]	14,307,630	14,410,085
Capital shares issued in reinvestment of dividends and distributions [ 1,513,401 and 171,956 shares, respectively ]	17,975,929	1,995,265
Capital shares repurchased [ (734,049) and (830,393) shares, respectively ]	(9,059,266)	(9,252,072)

Total Class IB transactions	23,224,293	7,153,278

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	23,224,293	7,153,278

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,442,368	11,273,446
NET ASSETS:
Beginning of year	219,151,532	207,878,086

End of year	$242,593,900	$219,151,532

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$11.85		$11.63		$10.83		$11.67		$10.62

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05		0.04		0.13		0.16		0.11
Net realized and unrealized gain (loss)	0.92		0.29		1.49		(0.85)		1.03

Total from investment operations	0.97		0.33		1.62		(0.69)		1.14

Less distributions:
Dividends from net investment income	(0.03)		(0.05)		(0.12)		(0.14)		(0.09)
Distributions from net realized gains	(0.92)		(0.06)		(0.70)		—		—
Return of capital	—		—		—		(0.01)		—

Total dividends and distributions	(0.95)		(0.11)		(0.82)		(0.15)		(0.09)

Net asset value, end of year	$11.87		$11.85		$11.63		$10.83		$11.67

Total return	8.27%		2.85%		14.98%		(5.96)%		10.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$242,594		$219,152		$207,878		$162,945		$121,787
Ratio of expenses to average net assets:
After waivers (f)	1.17	%(j)	1.17	%(j)	1.14	%(j)	1.09	%(j)	1.11	%(k)
Before waivers (f)	1.21%		1.24%		1.23%		1.23%		1.26%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.41%		0.39%		1.12%		1.38%		0.94%
Before waivers (f)	0.36%		0.33%		1.03%		1.24%		0.80%
Portfolio turnover rate^	69%		77%		305%		506%		510%

Class K	January 1, 2017 to November 20, 2017‡
Net asset value, beginning of year	$10.62

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07
Net realized and unrealized gain (loss)	0.92

Total from investment operations	0.99

Dividends from net investment income	—	#

Net asset value, end of year	$11.61

Total return (b)	9.33%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(k)
Before waivers (a)(f)	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.73%
Before waivers (a)(f)	0.59%
Portfolio turnover rate^	510%
‡	After the close of business on November 20, 2017 operations for Class K ceased and shares of seed capital were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB and 0.98% for Class K.

See Notes to Financial Statements.

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	26.76%	19.59%
S&P 500® Index	28.71	20.63

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 26.76% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 28.71% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Global information technology (IT) services leader Accenture continued to benefit from trends toward digital transformation across sectors, posting better-than-expected earnings on strong revenue growth, margin expansion and new bookings, especially for consulting services. Accenture raised its guidance during the year amid elevated, sustained demand for digital, cloud and security services from businesses looking to improve processes and efficiency in an ongoing shift to hybrid working models. The company has been strategically enhancing its cloud and digital marketing suite through buyouts and partnerships.

•

West Pharmaceutical Services, a drug packaging and delivery company, benefited from the need for supplies, such as syringes, seals and stoppers, to distribute COVID-19 vaccines. The company’s recent earnings reports documented strong growth in sales, and even stronger profit growth. The company’s core non-COVID business has continued to perform well, especially in biologics. The company also boosted its guidance for the full year on the back of the robust results.

•

Lithium producer Albemarle was also a leading contributor, benefiting from improving fundamentals in the lithium market, which have been bolstered by accelerating electric vehicle penetration forecasts. Prices for lithium and lithium-based chemicals more than doubled in 2021, and demand is forecast to rise sharply over the next five years, as battery costs continue to decline.

What hurt performance during the year:

•

Shares of medical technology company Medtronic declined during the year, and the company missed revenue estimates in its most recent earnings report, citing the impact of a COVID-19 resurgence and staffing challenges in the health care industry, which pressured surgical procedure volumes. The shares were pressured late in the year on the news of a warning letter issued by the U.S. Food and Drug Administration concerning several product safety problems. Though Medtronic’s volumes remain vulnerable to the pandemic’s path going forward, we believe its strong pipeline and proven ability to innovate could lead to promising results in the coming years.

•

Roper Technologies, primarily an industrial software company, detracted amid some margin and cost pressures, despite strong organic growth. The company entered into agreements to divest three of its businesses in the second half of the year to enable it to focus on its core holdings. Roper is a high-quality company, in our view, and it continues to focus on improving its position in high-growth markets.

•

Medical products supplier Becton, Dickinson hindered relative performance amid concerns about the impact of the global pandemic on its routine medical procedures and a possible deceleration of its COVID testing business. We believe the company is using appropriately conservative estimates for its COVID-19 testing business, and that demand for related medical products and supplies will likely improve as routine health care services recover.

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

At period-end, the portfolio’s largest sector concentration was Industrials, followed by Information Technology and Health Care.

The outlook for economic growth remains healthy as continuing fiscal stimulus, relatively accommodative monetary policy, consumers’ strong savings rates and

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO (Unaudited)

solid company fundamentals remain supportive. While we remain constructive on economic conditions, we continue to monitor some key uncertainties, including the path of the ongoing pandemic, inflationary and wage pressures, continuing supply-chain disruptions, and the potential for a tightening monetary cycle.

The outlook for dividends and dividend growth remains positive as corporate profits have been strong. During the early stages of the pandemic, some companies, such as those with more levered balance sheets or those operating in heavily cyclical industries, reduced or suspended their dividends. Encouragingly, dividend growth for those companies and the broader market has improved since that time. Dividends for our portfolio companies proved to be far more resilient than those of the broader market since the beginning of the pandemic, as they largely remained resilient through 2020 and showed strength relative to the rest of the market in 2021. We believe that trend is likely to continue, as the companies with investment-grade balance sheets and strong business models that comprise our strategy generally are better positioned to grow or maintain their dividends across economic cycles, given their attractive cash-flow generation capabilities. We believe the strategy’s holdings should continue to demonstrate an added measure of resilience given their fundamentals, market leading positions and prudent capital management decisions.

Sector Weightings as of December 31, 2021	% of Net Assets
Industrials	23.5%
Information Technology	22.5
Health Care	19.1
Consumer Discretionary	10.5
Materials	10.4
Consumer Staples	7.2
Financials	3.3
Energy	2.0
Cash and Other	1.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,124.50	$4.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.87%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.5%)
Hotels, Restaurants & Leisure (1.8%)
McDonald’s Corp.	17,433	$4,673,264

Multiline Retail (2.4%)
Target Corp.	27,283	6,314,377

Specialty Retail (3.9%)
Lowe’s Cos., Inc.	26,000	6,720,480
Ross Stores, Inc.	32,428	3,705,872

		10,426,352

Textiles, Apparel & Luxury Goods (2.4%)
NIKE, Inc., Class B	38,001	6,333,627

Total Consumer Discretionary		27,747,620

Consumer Staples (7.2%)
Beverages (1.7%)
PepsiCo, Inc.	25,500	4,429,605

Food & Staples Retailing (1.3%)
Walmart, Inc.	23,412	3,387,483

Food Products (1.4%)
McCormick & Co., Inc. (Non-Voting)	39,102	3,777,644

Household Products (2.8%)
Colgate-Palmolive Co.	33,338	2,845,065
Procter & Gamble Co. (The)	26,835	4,389,669

		7,234,734

Total Consumer Staples		18,829,466

Energy (2.0%)
Oil, Gas & Consumable Fuels (2.0%)
Chevron Corp.	20,648	2,423,043
EOG Resources, Inc.	19,442	1,727,033
Exxon Mobil Corp.	17,883	1,094,260

Total Energy		5,244,336

Financials (3.3%)
Banks (1.4%)
JPMorgan Chase & Co.	23,400	3,705,390

Capital Markets (1.3%)
Nasdaq, Inc.	15,655	3,287,706

Insurance (0.6%)
Erie Indemnity Co., Class A	8,598	1,656,491

Total Financials		8,649,587

Health Care (19.1%)
Biotechnology (1.2%)
AbbVie, Inc.	23,239	3,146,560

Health Care Equipment & Supplies (9.7%)
Abbott Laboratories	41,421	5,829,591
Becton Dickinson and Co.	22,197	5,582,102
Medtronic plc	50,839	5,259,295
Stryker Corp.	33,119	8,856,683

		25,527,671

Health Care Providers & Services (2.9%)
CVS Health Corp.	12,145	1,252,878
UnitedHealth Group, Inc.	12,750	6,402,285

		7,655,163

Life Sciences Tools & Services (2.6%)
West Pharmaceutical Services, Inc.	14,916	6,995,753

Pharmaceuticals (2.7%)
Johnson & Johnson	26,169	4,476,731
Pfizer, Inc.	45,399	2,680,811

		7,157,542

Total Health Care		50,482,689

Industrials (23.5%)
Aerospace & Defense (3.4%)
General Dynamics Corp.	15,211	3,171,037
Raytheon Technologies Corp.	67,251	5,787,621

		8,958,658

Air Freight & Logistics (2.1%)
United Parcel Service, Inc., Class B	26,295	5,636,070

Building Products (2.9%)
Carlisle Cos., Inc.	10,044	2,492,117
Johnson Controls International plc	63,901	5,195,791

		7,687,908

Commercial Services & Supplies (1.9%)
Cintas Corp.	11,176	4,952,868

Electrical Equipment (0.7%)
nVent Electric plc	45,787	1,739,906

Industrial Conglomerates (6.3%)
Honeywell International, Inc.	28,113	5,861,842
Roper Technologies, Inc.	21,794	10,719,597

		16,581,439

Machinery (3.4%)
Donaldson Co., Inc.	25,121	1,488,670
Dover Corp.	25,227	4,581,223
Pentair plc	39,950	2,917,549

		8,987,442

Road & Rail (1.8%)
JB Hunt Transport Services, Inc.	6,000	1,226,400
Norfolk Southern Corp.	12,200	3,632,062

		4,858,462

Trading Companies & Distributors (1.0%)
WW Grainger, Inc.	5,204	2,696,921

Total Industrials		62,099,674

Information Technology (22.5%)
IT Services (6.8%)
Accenture plc, Class A	29,680	12,303,844
Visa, Inc., Class A	26,777	5,802,844

		18,106,688

Semiconductors & Semiconductor Equipment (6.2%)
Analog Devices, Inc.	46,533	8,179,106
Texas Instruments, Inc.	42,911	8,087,436

		16,266,542

Software (9.5%)
Microsoft Corp.	74,460	25,042,387

Total Information Technology		59,415,617

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Materials (10.4%)
Chemicals (10.4%)
Air Products and Chemicals, Inc.	23,136	$7,039,359
Albemarle Corp.	24,340	5,689,962
Ecolab, Inc.	16,790	3,938,766
Linde plc	25,932	8,983,623
Sherwin-Williams Co. (The)	5,200	1,831,232

Total Materials		27,482,942

Total Investments in Securities (98.5%) (Cost $148,567,115)		259,951,931
Other Assets Less Liabilities (1.5%)		3,944,865

Net Assets (100%)		$263,896,796

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$27,747,620	$—	$—	$27,747,620
Consumer Staples	18,829,466	—	—	18,829,466
Energy	5,244,336	—	—	5,244,336
Financials	8,649,587	—	—	8,649,587
Health Care	50,482,689	—	—	50,482,689
Industrials	62,099,674	—	—	62,099,674
Information Technology	59,415,617	—	—	59,415,617
Materials	27,482,942	—	—	27,482,942

Total Assets	$259,951,931	$—	$—	$259,951,931

Total Liabilities	$—	$—	$—	$—

Total	$259,951,931	$—	$—	$259,951,931

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$9,873,069
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$16,160,248

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$112,150,682
Aggregate gross unrealized depreciation	(765,866)

Net unrealized appreciation	$111,384,816

Federal income tax cost of investments in securities and derivative instruments, if applicable	$148,567,115

For the year ended December 31, 2021, the Portfolio incurred approximately $431 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $148,567,115)	$259,951,931
Cash	3,927,295
Dividends, interest and other receivables	183,429
Receivable for Portfolio shares sold	95,057
Other assets	1,101

Total assets	264,158,813

LIABILITIES
Investment management fees payable	107,663
Distribution fees payable – Class IB	54,605
Payable for Portfolio shares redeemed	26,247
Administrative fees payable	19,890
Accrued expenses	53,612

Total liabilities	262,017

NET ASSETS	$263,896,796

Net assets were comprised of:
Paid in capital	$152,320,350
Total distributable earnings (loss)	111,576,446

Net assets	$263,896,796

Class IB
Net asset value, offering and redemption price per share, $263,896,796 / 5,684,540 shares outstanding (unlimited amount authorized: $0.01 par value)	$46.42

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$3,652,055
Interest	1,367
Securities lending (net)	52

Total income	3,653,474

EXPENSES
Investment management fees	1,424,304
Distribution fees – Class IB	593,457
Administrative fees	217,900
Professional fees	57,501
Printing and mailing expenses	26,179
Custodian fees	11,499
Trustees’ fees	6,479
Miscellaneous	2,926

Gross expenses	2,340,245
Less: Waiver from investment manager	(273,704)

Net expenses	2,066,541

NET INVESTMENT INCOME (LOSS)	1,586,933

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	6,414,880
Net change in unrealized appreciation (depreciation) on investments in securities	48,503,622

NET REALIZED AND UNREALIZED GAIN (LOSS)	54,918,502

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,505,435

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,586,933	$1,787,568
Net realized gain (loss)	6,414,880	(6,144,919)
Net change in unrealized appreciation (depreciation)	48,503,622	34,307,742

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,505,435	29,950,391

Distributions to shareholders:
Class IB	(1,611,063)	(1,769,977)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 548,516 and 731,081 shares, respectively ]	22,545,899	22,271,922
Capital shares issued in reinvestment of dividends and distributions [ 35,358 and 49,641 shares, respectively ]	1,611,063	1,769,977
Capital shares repurchased [ (697,908) and (864,424) shares, respectively ]	(28,814,775)	(26,733,674)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(4,657,813)	(2,691,775)

TOTAL INCREASE (DECREASE) IN NET ASSETS	50,236,559	25,488,639
NET ASSETS:
Beginning of year	213,660,237	188,171,598

End of year	$263,896,796	$213,660,237

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$36.85		$31.99		$24.99		$27.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28		0.31		0.32		0.07
Net realized and unrealized gain (loss)	9.58		4.86		7.11		(2.02)

Total from investment operations	9.86		5.17		7.43		(1.95)

Less distributions:
Dividends from net investment income	(0.29)		(0.31)		(0.33)		(0.08)
Distributions from net realized gains	—		—		(0.10)		—

Total dividends and distributions	(0.29)		(0.31)		(0.43)		(0.08)

Net asset value, end of period	$46.42		$36.85		$31.99		$24.99

Total return (b)	26.76%		16.19%		29.77%		(7.24)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$263,897		$213,660		$188,172		$136,618
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(j)	0.87	%(j)	0.87	%(j)	0.87	%(j)
Before waivers (a)(f)	0.99%		1.01%		1.03%		1.09%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.67%		0.96%		1.10%		1.38	%(l)
Before waivers (a)(f)	0.55%		0.83%		0.94%		1.16	%(l)
Portfolio turnover rate^	4%		10%		4%		5	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.87% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Franklin Mutual Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	19.65%	10.43%	12.08%
Portfolio – Class IB Shares	19.61	10.43	12.07
Portfolio – Class K Shares	19.91	10.71	12.35
Russell 2000® Value Index	28.27	9.07	12.03

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 19.61% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned 28.27% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Crescent Point Energy, a Canada-based exploration and production company, boosted relative performance. Multiple factors contributed to the strong performance, including a surprise dividend boost, a share buyback announcement, a reduction in debt, a positive free cash flow outlook and an increase in oil prices.

•

Meggitt, a UK-based producer of commercial and military aerospace parts, contributed to relative results in 2021. The stock rose sharply following an announcement that U.S.-based Parker-Hannifin had offered to acquire the company for 800 pence, or 70% more than the closing stock price on July 30, 2021. The stock rose further after U.S.-based TransDigm Group offered a topping bid of 900 pence. TransDigm withdrew its bid for Meggitt in September.

•

Willscot Mobile Mini (WSC), a provider of modular rental offices and portable storage containers, outperformed during the period following the successful integration of the Mobile Mini acquisition and continuation of favorable rental rate increases for both products. Specifically, WSC continues to experience above-peer rental revenue growth in its modular offices due to the inclusion of value-added products, or VAPs, such as office furniture, white boards, and coffee makers, etc. The VAPs provide their customers with a “move-in ready” office and allow WSC to charge a higher rental rate. WSC is expanding relevant VAPs offerings to the portable storage side of the business. Lastly, in November, the company held an investor day and unveiled longer-term financial targets that were higher than investors anticipated.

What hurt performance during the year:

•

The Timken Company detracted from relative returns. The company’s recent earnings have come under pressure from significant price and cost headwinds. Looking ahead, management struck a positive tone with regards to demand, citing strength from every end market and geographic region. The one end-market exception was auto due to the semiconductor shortage, but we have begun to see a recovery.

•

Horace Mann Educators, a multi-line insurer focused on the educator market, hampered relative returns as COVID-19 continued to adversely impact the company’s new policy sales. Although lower claim frequency in its supplemental segment benefited Horace Mann’s 2021 profitability outlook, personal lines and supplemental policy sales have been pressured as leads are often generated through in-person meetings. Sales activity is on a positive trajectory in these segments, although this remains dependent on schools remaining open with improving access for agents.

•

Jack in the Box, an operator and franchisor of quick service restaurants, was a relative detractor. Weaker-than-expected revenue growth and larger-than-expected cost pressures caused by input and labor inflation stemming from staffing shortages weighed on its financial performance. While some of these cost pressures are expected to persist into 2022, we believe the company’s franchised asset-lite business model positions it well to navigate these headwinds over the longer term.

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Franklin Mutual Advisers, LLC

When measured relative to large-cap companies, profitable small-cap companies are trading near their lowest valuations in 20 years. This disparity is most likely due to concerns over inflationary pressures and a potential reduction in stimulus. Over the long run, however, earnings growth of smaller, profitable companies has far exceeded growth at larger ones. We certainly understand the concerns around inflationary pressures, and as a result, we have reduced certain positions in the Materials and Industrials sectors where we thought it would be difficult to fully recover cost pressures and supply chain disruptions were particularly acute. At the same time, we are finding companies with strong business models and cash flow generating abilities trading at attractive valuations to us. In addition, we are seeing an attractive merger and acquisition market, both in terms of activity and the multiples being paid.

The emergence of the COVID-19 Omicron variant has highlighted the ongoing risk the pandemic may pose for equity markets over the coming months. Small-cap stocks, for instance, have underperformed in recent months amid concerns that the Delta variant, and now potentially Omicron, could impact more economically sensitive areas of the market. Nonetheless, we have seen that when given the opportunity, consumers have been willing to spend. Additionally, rising vaccination rates and the recent approval of a vaccine for children, as well as therapeutics, have fueled speculation that the reopening trade might come back into favor. As such, the reopen trade could support valuations of cyclical and economically sensitive small-cap value stocks.

Ongoing supply chain disruptions are still an issue for the global economy and for markets. Labor shortages and rising input costs continue to stoke pricing pressure as we move towards the “new normal” inflationary environment. We expect labor pressures to eventually ease alongside higher vaccination and booster rates, receding infection rates and as more people either feel comfortable or can return to work, particularly if better wages bring them back. The pandemic and various headwinds are likely to continue to generate pockets of volatility. In the near-term, market activity will likely be influenced by the pace of economic reopening, inflation concerns, supply chain constraints and changes to monetary and fiscal support. Regardless of these factors, we remain focused on identifying opportunities to improve the quality of our positions at relatively attractive valuations.

Sector Weightings as of December 31, 2021	% of Net Assets
Industrials	18.2%
Financials	16.4
Information Technology	12.8
Consumer Discretionary	12.0
Health Care	8.8
Investment Companies	7.3
Materials	6.8
Real Estate	4.6
Energy	4.3
Consumer Staples	2.2
Repurchase Agreements	2.2
Utilities	2.1
Communication Services	1.4
Cash and Other	0.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,007.20	$5.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,006.50	5.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K
Actual	1,000.00	1,007.80	4.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.4%)
Diversified Telecommunication Services (0.3%)
Anterix, Inc.*	579	$34,022
ATN International, Inc.	610	24,369
Bandwidth, Inc., Class A*	1,101	79,008
Cogent Communications Holdings, Inc.	2,061	150,824
Consolidated Communications Holdings, Inc.*	3,792	28,364
EchoStar Corp., Class A*	1,807	47,614
Globalstar, Inc. (x)*	28,665	33,251
IDT Corp., Class B*	956	42,217
Iridium Communications, Inc.*	5,724	236,344
Liberty Latin America Ltd., Class A*	1,746	20,359
Liberty Latin America Ltd., Class C*	7,678	87,529
Ooma, Inc.*	1,158	23,670
Radius Global Infrastructure, Inc.*	2,907	46,803
Telesat Corp.*	638	18,291

		872,665

Entertainment (0.3%)
AMC Entertainment Holdings, Inc., Class A (x)*	24,793	674,370
Chicken Soup For The Soul Entertainment, Inc. (x)*	245	3,391
Cinemark Holdings, Inc.*	5,369	86,548
CuriosityStream, Inc. (x)*	1,353	8,023
Eros STX Global Corp. (x)*	16,521	3,960
IMAX Corp.*	2,476	44,172
Liberty Media Corp.-Liberty Braves, Class A*	573	16,474
Liberty Media Corp.-Liberty Braves, Class C*	1,647	46,281
Lions Gate Entertainment Corp., Class A*	3,029	50,402
Lions Gate Entertainment Corp., Class B*	5,512	84,830
LiveOne, Inc. (x)*	2,612	3,343
Madison Square Garden Entertainment Corp.*	1,253	88,136
Marcus Corp. (The) (x)*	1,187	21,200

		1,131,130

Interactive Media & Services (0.2%)
Cargurus, Inc.*	4,570	153,735
Cars.com, Inc.*	3,400	54,706
Eventbrite, Inc., Class A*	3,729	65,034
EverQuote, Inc., Class A*	983	15,394
fuboTV, Inc. (x)*	6,323	98,133
Liberty TripAdvisor Holdings, Inc., Class A*	3,696	8,020
MediaAlpha, Inc., Class A*	995	15,363
Outbrain, Inc.*	459	6,426
QuinStreet, Inc.*	2,558	46,530
Society Pass, Inc.*	1,456	15,157
TrueCar, Inc.*	5,118	17,401
Yelp, Inc.*	3,538	128,217
Ziff Davis, Inc.*	2,114	234,358

		858,474

Media (0.5%)
Advantage Solutions, Inc.*	3,397	27,244
AMC Networks, Inc., Class A*	1,445	49,766
Boston Omaha Corp., Class A*	1,060	30,454
Cardlytics, Inc.*	1,525	100,787
Clear Channel Outdoor Holdings, Inc.*	18,041	59,716
comScore, Inc.*	2,958	9,880
Daily Journal Corp.*	60	21,404
Digital Media Solutions, Inc.*	1,710	8,174
Emerald Holding, Inc.*	1,399	5,554
Entercom Communications Corp.*	6,135	15,767
Entravision Communications Corp., Class A	3,088	20,937
EW Scripps Co. (The), Class A*	2,847	55,089
Fluent, Inc.*	2,449	4,873
Gannett Co., Inc.*	6,243	33,275
Gray Television, Inc.	4,245	85,579
Hemisphere Media Group, Inc.*	983	7,146
iHeartMedia, Inc., Class A*	5,564	117,067
Integral Ad Science Holding Corp. (x)*	827	18,368
John Wiley & Sons, Inc., Class A	2,144	122,787
Loyalty Ventures, Inc.*	11,221	337,415
Magnite, Inc.*	6,295	110,162
National CineMedia, Inc.	3,498	9,829
Scholastic Corp.	1,269	50,709
Sinclair Broadcast Group, Inc., Class A	2,090	55,239
Stagwell, Inc.*	2,702	23,426
TechTarget, Inc.*	1,268	121,297
TEGNA, Inc.	10,525	195,344
Thryv Holdings, Inc.*	336	13,820
WideOpenWest, Inc.*	2,459	52,918

		1,764,026

Wireless Telecommunication Services (0.1%)
Gogo, Inc. (x)*	2,796	37,830
Shenandoah Telecommunications Co.	2,283	58,217
Telephone and Data Systems, Inc.	4,780	96,317
United States Cellular Corp.*	795	25,058

		217,422

Total Communication Services		4,843,717

Consumer Discretionary (12.0%)
Auto Components (1.5%)
Adient plc*	57,414	2,748,982
American Axle & Manufacturing Holdings, Inc.*	5,339	49,813
Cooper-Standard Holdings, Inc.*	744	16,673
Dana, Inc.	7,001	159,763
Dorman Products, Inc.*	1,265	142,958
Fox Factory Holding Corp.*	2,014	342,581
Gentherm, Inc.*	1,564	135,912
Goodyear Tire & Rubber Co. (The)*	13,425	286,221
LCI Industries	5,859	913,242
Modine Manufacturing Co.*	2,485	25,074
Motorcar Parts of America, Inc.*	976	16,660
Patrick Industries, Inc.	1,129	91,099

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Standard Motor Products, Inc.	993	$52,023
Stoneridge, Inc.*	1,371	27,064
Tenneco, Inc., Class A*	3,380	38,194
Visteon Corp.*	1,314	146,038
XL Fleet Corp.*	1,994	6,600
XPEL, Inc. (m)*	869	59,335

		5,258,232

Automobiles (0.1%)
Arcimoto, Inc. (x)*	1,424	11,079
Canoo, Inc. (x)*	5,234	40,406
Fisker, Inc. (x)*	7,936	124,833
Lordstown Motors Corp. (x)*	7,468	25,765
Winnebago Industries, Inc.	1,506	112,829
Workhorse Group, Inc. (x)*	5,996	26,143

		341,055

Distributors (0.0%)
Funko, Inc., Class A (x)*	1,386	26,057
Greenlane Holdings, Inc., Class A*	6,218	5,995

		32,052

Diversified Consumer Services (0.3%)
2U, Inc.*	3,564	71,529
Adtalem Global Education, Inc.*	2,460	72,718
American Public Education, Inc.*	968	21,538
Carriage Services, Inc.	781	50,328
Coursera, Inc.*	3,514	85,882
European Wax Center, Inc., Class A (x)*	637	19,333
Graham Holdings Co., Class B	181	113,999
Houghton Mifflin Harcourt Co.*	6,316	101,688
Laureate Education, Inc., Class A	4,667	57,124
OneSpaWorld Holdings Ltd.*	2,707	27,124
Perdoceo Education Corp.*	3,496	41,113
PowerSchool Holdings, Inc., Class A*	2,618	43,118
Regis Corp. (x)*	1,162	2,022
StoneMor, Inc.*	3,109	7,089
Strategic Education, Inc.	1,211	70,044
Stride, Inc.*	2,099	69,960
Udemy, Inc.*	669	13,072
Vivint Smart Home, Inc.*	4,559	44,587
WW International, Inc.*	2,500	40,325

		952,593

Hotels, Restaurants & Leisure (4.4%)
Accel Entertainment, Inc.*	2,921	38,031
Bally’s Corp.*	1,519	57,813
Biglari Holdings, Inc., Class B*	42	5,988
BJ’s Restaurants, Inc.*	1,033	35,690
Bloomin’ Brands, Inc.*	4,401	92,333
Bluegreen Vacations Holding Corp.*	713	25,026
Brinker International, Inc.*	2,257	82,584
Carrols Restaurant Group, Inc.	1,456	4,310
Century Casinos, Inc.*	1,112	13,544
Cheesecake Factory, Inc. (The)*	2,253	88,205
Chuy’s Holdings, Inc.*	903	27,198
Cracker Barrel Old Country Store, Inc.	1,121	144,205
Dalata Hotel Group plc*	316,507	1,340,477
Dave & Buster’s Entertainment, Inc.*	2,147	82,445
Del Taco Restaurants, Inc.	1,764	21,962
Denny’s Corp.*	180,286	2,884,576
Dine Brands Global, Inc.	757	57,388
Drive Shack, Inc.*	4,296	6,143
El Pollo Loco Holdings, Inc.*	991	14,062
Esports Technologies, Inc. (x)*	480	9,869
Everi Holdings, Inc.*	4,104	87,620
F45 Training Holdings, Inc. (x)*	678	7,383
Fiesta Restaurant Group, Inc.*	766	8,434
First Watch Restaurant Group, Inc. (x)*	528	8,849
Full House Resorts, Inc.*	1,701	20,599
GAN Ltd.*	2,086	19,170
Golden Entertainment, Inc.*	880	44,466
Golden Nugget Online Gaming, Inc.*	2,010	20,000
Hall of Fame Resort & Entertainment Co. (x)*	2,859	4,346
Hilton Grand Vacations, Inc.*	84,118	4,383,389
International Game Technology plc	4,677	135,212
Jack in the Box, Inc.	48,592	4,250,828
Krispy Kreme, Inc. (x)	1,080	20,434
Kura Sushi USA, Inc., Class A*	202	16,330
Life Time Group Holdings, Inc. (x)*	1,872	32,217
Lindblad Expeditions Holdings, Inc.*	1,458	22,745
Monarch Casino & Resort, Inc.*	645	47,698
Nathan’s Famous, Inc.	161	9,401
NEOGAMES SA*	498	13,835
Noodles & Co.*	2,115	19,183
ONE Group Hospitality, Inc. (The)*	1,016	12,812
Papa John’s International, Inc.	1,603	213,952
PlayAGS, Inc.*	1,365	9,268
Portillo’s, Inc., Class A*	1,132	42,495
RCI Hospitality Holdings, Inc.	420	32,710
Red Robin Gourmet Burgers, Inc.*	826	13,654
Red Rock Resorts, Inc., Class A	3,063	168,496
Rush Street Interactive, Inc.*	2,295	37,868
Ruth’s Hospitality Group, Inc.*	1,424	28,338
Scientific Games Corp.*	4,672	312,230
SeaWorld Entertainment, Inc.*	2,448	158,777
Shake Shack, Inc., Class A*	1,809	130,537
Target Hospitality Corp.*	1,297	4,617
Texas Roadhouse, Inc.	3,384	302,124
Wingstop, Inc.	1,449	250,387
Xponential Fitness, Inc., Class A*	447	9,137

		15,931,390

Household Durables (0.9%)
Aterian, Inc.*	1,029	4,229
Bassett Furniture Industries, Inc.	484	8,117
Beazer Homes USA, Inc.*	1,523	35,364
Casper Sleep, Inc.*	1,598	10,675
Cavco Industries, Inc.*	436	138,495
Century Communities, Inc.	1,405	114,915
Ethan Allen Interiors, Inc.	1,172	30,812
Flexsteel Industries, Inc.	345	9,267
GoPro, Inc., Class A*	6,270	64,644
Green Brick Partners, Inc.*	1,433	43,463

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Hamilton Beach Brands Holding Co., Class A	367	$5,270
Helen of Troy Ltd.*	1,146	280,163
Hooker Furnishings Corp.	373	8,683
Hovnanian Enterprises, Inc., Class A*	275	35,005
Installed Building Products, Inc.	1,157	161,656
iRobot Corp. (x)*	1,234	81,296
KB Home	3,824	171,047
Landsea Homes Corp.*	937	6,859
La-Z-Boy, Inc.	2,118	76,905
Legacy Housing Corp.*	382	10,112
LGI Homes, Inc.*	1,018	157,261
Lifetime Brands, Inc.	653	10,428
Lovesac Co. (The)*	610	40,419
M.D.C. Holdings, Inc.	2,710	151,299
M/I Homes, Inc.*	6,977	433,830
Meritage Homes Corp.*	1,771	216,168
Purple Innovation, Inc.*	2,560	33,971
Skyline Champion Corp.*	2,554	201,715
Snap One Holdings Corp.*	712	15,009
Sonos, Inc.*	5,837	173,943
Taylor Morrison Home Corp.*	5,745	200,845
Traeger, Inc. (x)*	893	10,859
Tri Pointe Homes, Inc.*	5,453	152,084
Tupperware Brands Corp.*	2,464	37,675
Universal Electronics, Inc.*	578	23,553
VOXX International Corp.*	809	8,227
Vuzix Corp. (x)*	2,706	23,461
Weber, Inc., Class A (x)	579	7,486

		3,195,210

Internet & Direct Marketing Retail (0.2%)
1-800-Flowers.com, Inc., Class A*	1,217	28,441
1stdibs.com, Inc. (x)*	531	6,643
aka Brands Holding Corp.*	703	6,503
CarParts.com, Inc.*	2,464	27,597
Duluth Holdings, Inc., Class B*	496	7,529
Groupon, Inc. (x)*	951	22,025
Lands’ End, Inc.*	640	12,563
Liquidity Services, Inc.*	1,317	29,079
Lulu’s Fashion Lounge Holdings, Inc.*	606	6,199
Overstock.com, Inc.*	2,089	123,272
PetMed Express, Inc. (x)	998	25,209
Porch Group, Inc.*	3,710	57,839
Quotient Technology, Inc.*	4,858	36,046
RealReal, Inc. (The)*	3,788	43,979
Rent the Runway, Inc., Class A (x)*	825	6,724
Revolve Group, Inc.*	1,732	97,061
Shutterstock, Inc.	1,125	124,740
Stitch Fix, Inc., Class A*	3,918	74,129
Xometry, Inc., Class A (x)*	370	18,963

		754,541

Leisure Products (1.0%)
Acushnet Holdings Corp.	1,703	90,395
American Outdoor Brands, Inc.*	733	14,609
AMMO, Inc. (x)*	4,554	24,819
Brunswick Corp.	28,340	2,854,688
Callaway Golf Co.*	5,596	153,554
Clarus Corp.	1,149	31,850
Escalade, Inc.	448	7,074
Genius Brands International, Inc. (x)*	14,678	15,412
Johnson Outdoors, Inc., Class A	272	25,484
Latham Group, Inc.*	1,535	38,421
Malibu Boats, Inc., Class A*	1,030	70,792
Marine Products Corp. (x)	412	5,150
MasterCraft Boat Holdings, Inc.*	934	26,460
Nautilus, Inc.*	1,497	9,177
Smith & Wesson Brands, Inc.	2,282	40,620
Solo Brands, Inc., Class A*	564	8,815
Sturm Ruger & Co., Inc.	827	56,252
Vista Outdoor, Inc.*	2,680	123,468

		3,597,040

Multiline Retail (0.2%)
Big Lots, Inc.	1,542	69,467
Dillard’s, Inc., Class A (x)	289	70,811
Franchise Group, Inc.	1,364	71,146
Macy’s, Inc.	14,874	389,401

		600,825

Specialty Retail (2.9%)
Aaron’s Co., Inc. (The)	1,611	39,711
Abercrombie & Fitch Co., Class A*	2,740	95,434
Academy Sports & Outdoors, Inc.*	3,770	165,503
American Eagle Outfitters, Inc. (x)	7,384	186,963
America’s Car-Mart, Inc.*	252	25,805
Arko Corp.*	6,013	52,734
Asbury Automotive Group, Inc.*	1,098	189,658
Barnes & Noble Education, Inc.*	1,999	13,613
Bed Bath & Beyond, Inc.*	4,796	69,926
Big 5 Sporting Goods Corp. (x)	908	17,261
Boot Barn Holdings, Inc.*	1,392	171,286
Buckle, Inc. (The)	1,430	60,503
Caleres, Inc.	1,738	39,418
Camping World Holdings, Inc., Class A	1,939	78,336
CarLotz, Inc. (x)*	2,261	5,132
Cato Corp. (The), Class A	881	15,118
Chico’s FAS, Inc.*	5,802	31,215
Children’s Place, Inc. (The)*	16,810	1,332,865
Citi Trends, Inc.*	374	35,437
Conn’s, Inc.*	929	21,850
Container Store Group, Inc. (The)*	1,421	14,182
Designer Brands, Inc., Class A*	2,987	42,445
Dufry AG (Registered)*	48,172	2,386,925
Genesco, Inc.*	762	48,898
Group 1 Automotive, Inc.	16,695	3,259,198
GrowGeneration Corp.*	2,814	36,723
Guess?, Inc.	2,000	47,360
Haverty Furniture Cos., Inc.	868	26,535
Hibbett, Inc.	701	50,423
JOANN, Inc. (x)	603	6,259
Kirkland’s, Inc.*	729	10,884
Lazydays Holdings, Inc.*	382	8,228
Lumber Liquidators Holdings, Inc.*	1,499	25,588
MarineMax, Inc.*	979	57,800
Monro, Inc.	1,649	96,087
Murphy USA, Inc.	1,176	234,306
National Vision Holdings, Inc.*	3,960	190,040
ODP Corp. (The)*	2,144	84,216

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
OneWater Marine, Inc., Class A	475	$28,961
Party City Holdco, Inc.*	5,024	27,984
Rent-A-Center, Inc.	3,198	153,632
Sally Beauty Holdings, Inc.*	5,379	99,296
Shift Technologies, Inc. (x)*	3,228	11,008
Shoe Carnival, Inc.	877	34,273
Signet Jewelers Ltd.	2,534	220,534
Sleep Number Corp.*	1,039	79,587
Sonic Automotive, Inc., Class A	1,038	51,329
Sportsman’s Warehouse Holdings, Inc.*	1,978	23,340
Tilly’s, Inc., Class A	1,147	18,478
Torrid Holdings, Inc.*	380	3,754
TravelCenters of America, Inc.*	568	29,320
Urban Outfitters, Inc.*	3,408	100,059
Winmark Corp.	166	41,216
Zumiez, Inc.*	1,085	52,069

		10,248,705

Textiles, Apparel & Luxury Goods (0.5%)
Carter’s, Inc.	9,185	929,706
Crocs, Inc.*	2,804	359,529
Fossil Group, Inc.*	2,371	24,398
G-III Apparel Group Ltd.*	2,089	57,740
Kontoor Brands, Inc. (x)	2,502	128,227
Movado Group, Inc.	809	33,840
Oxford Industries, Inc.	798	81,013
PLBY Group, Inc. (x)*	1,387	36,950
Rocky Brands, Inc.	317	12,617
Steven Madden Ltd.	3,882	180,397
Superior Group of Cos., Inc.	664	14,568
Unifi, Inc.*	649	15,024
Vera Bradley, Inc.*	1,302	11,080
Wolverine World Wide, Inc.	3,814	109,881

		1,994,970

Total Consumer Discretionary		42,906,613

Consumer Staples (2.2%)
Beverages (0.2%)
Celsius Holdings, Inc.*	2,617	195,150
Coca-Cola Consolidated, Inc.	220	136,222
Duckhorn Portfolio, Inc. (The)*	1,726	40,285
MGP Ingredients, Inc.	676	57,453
National Beverage Corp. (x)	1,222	55,393
NewAge, Inc. (x)*	6,455	6,648
Primo Water Corp.	7,403	130,515
Zevia PBC, Class A (x)*	921	6,493

		628,159

Food & Staples Retailing (0.5%)
Andersons, Inc. (The)	1,506	58,297
BJ’s Wholesale Club Holdings, Inc.*	9,702	649,743
Chefs’ Warehouse, Inc. (The)*	1,564	52,081
HF Foods Group, Inc. (x)*	1,470	12,436
Ingles Markets, Inc., Class A	666	57,502
MedAvail Holdings, Inc. (x)*	609	853
Natural Grocers by Vitamin Cottage, Inc.	543	7,738
Performance Food Group Co.*	7,331	336,420
PriceSmart, Inc.	1,163	85,097
Rite Aid Corp.*	2,508	36,842
SpartanNash Co.	1,577	40,623
Sprouts Farmers Market, Inc.*	5,495	163,092
United Natural Foods, Inc.*	2,682	131,633
Village Super Market, Inc., Class A	443	10,362
Weis Markets, Inc.	747	49,212

		1,691,931

Food Products (1.2%)
AppHarvest, Inc. (x)*	3,533	13,743
B&G Foods, Inc. (x)	3,182	97,783
Calavo Growers, Inc.	890	37,736
Cal-Maine Foods, Inc.	2,049	75,793
Fresh Del Monte Produce, Inc.	1,667	46,009
Glanbia plc (London Stock Exchange)	31,500	447,208
Glanbia plc (Turquoise Stock Exchange)	172,315	2,413,022
Hostess Brands, Inc.*	6,650	135,793
J & J Snack Foods Corp.	731	115,469
John B Sanfilippo & Son, Inc.	441	39,761
Laird Superfood, Inc. (x)*	322	4,199
Lancaster Colony Corp.	900	149,040
Landec Corp.*	1,144	12,698
Limoneira Co.	691	10,365
Mission Produce, Inc.*	1,929	30,285
Sanderson Farms, Inc.	971	185,539
Seneca Foods Corp., Class A*	314	15,056
Simply Good Foods Co. (The)*	4,045	168,151
Sovos Brands, Inc.*	1,238	18,632
Tattooed Chef, Inc. (x)*	2,432	37,793
Tootsie Roll Industries, Inc.	773	28,006
TreeHouse Foods, Inc.*	2,463	99,825
Utz Brands, Inc. (x)	2,842	45,330
Vita Coco Co., Inc. (The) (x)*	733	8,188
Vital Farms, Inc.*	1,100	19,866
Whole Earth Brands, Inc.*	1,577	16,937

		4,272,227

Household Products (0.1%)
Central Garden & Pet Co.*	411	21,631
Central Garden & Pet Co., Class A*	2,010	96,178
Energizer Holdings, Inc.	3,237	129,804
Oil-Dri Corp. of America	298	9,753
WD-40 Co.	659	161,218

		418,584

Personal Products (0.2%)
Beauty Health Co. (The)*	4,223	102,028
BellRing Brands, Inc., Class A*	2,050	58,487
Edgewell Personal Care Co.	2,541	116,149
elf Beauty, Inc.*	2,375	78,874
Honest Co., Inc. (The) (x)*	4,093	33,112
Inter Parfums, Inc.	888	94,927
Medifast, Inc.	543	113,720
Nature’s Sunshine Products, Inc.	420	7,770
Nu Skin Enterprises, Inc., Class A	2,320	117,740
Revlon, Inc., Class A*	477	5,409
Thorne HealthTech, Inc. (x)*	1,128	7,005
USANA Health Sciences, Inc.*	581	58,797
Veru, Inc. (x)*	2,895	17,052

		811,070

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Tobacco (0.0%)
22nd Century Group, Inc. (x)*	7,852	$24,263
Turning Point Brands, Inc.	637	24,066
Universal Corp.	1,201	65,959
Vector Group Ltd.	6,678	76,663

		190,951

Total Consumer Staples		8,012,922

Energy (4.3%)
Energy Equipment & Services (1.2%)
Archrock, Inc.	6,700	50,116
Aspen Aerogels, Inc.*	1,110	55,267
Bristow Group, Inc.*	1,100	34,837
Cactus, Inc., Class A	2,565	97,803
ChampionX Corp.*	9,816	198,381
DMC Global, Inc.*	848	33,589
Dril-Quip, Inc.*	1,826	35,936
Expro Group Holdings NV*	2,236	32,087
FTS International, Inc., Class A*	462	12,128
Helix Energy Solutions Group, Inc.*	7,629	23,802
Helmerich & Payne, Inc.	4,936	116,983
Hunting plc	185,277	424,323
Liberty Oilfield Services, Inc., Class A*	4,335	42,050
Nabors Industries Ltd.*	304	24,651
National Energy Services Reunited Corp. (x)*	2,021	19,098
Natural Gas Services Group, Inc. (x)*	30,184	316,027
Newpark Resources, Inc.*	4,532	13,324
NexTier Oilfield Solutions, Inc.*	112,898	400,788
Oceaneering International, Inc.*	4,693	53,078
Oil States International, Inc.*	2,883	14,329
Patterson-UTI Energy, Inc.	9,267	78,306
ProPetro Holding Corp.*	4,327	35,049
RPC, Inc.*	3,106	14,101
Select Energy Services, Inc., Class A*	2,597	16,179
Solaris Oilfield Infrastructure, Inc., Class A	1,417	9,281
TechnipFMC plc*	347,837	2,059,195
TETRA Technologies, Inc.*	6,382	18,125
Tidewater, Inc.*	2,038	21,827
US Silica Holdings, Inc.*	3,820	35,908

		4,286,568

Oil, Gas & Consumable Fuels (3.1%)
Aemetis, Inc. (x)*	1,207	14,846
Alto Ingredients, Inc.*	3,719	17,888
Altus Midstream Co. (x)	170	10,423
Antero Resources Corp.*	13,884	242,970
Arch Resources, Inc.	733	66,938
Berry Corp.	3,528	29,706
Brigham Minerals, Inc., Class A	2,172	45,807
California Resources Corp.	3,849	164,391
Callon Petroleum Co. (x)*	2,288	108,108
Centennial Resource Development, Inc., Class A*	8,726	52,181
Centrus Energy Corp., Class A*	491	24,506
Chesapeake Energy Corp.	5,084	328,020
Civitas Resources, Inc.	2,091	102,396
Clean Energy Fuels Corp.*	7,912	48,501
CNX Resources Corp.*	10,094	138,793
Comstock Resources, Inc.*	4,763	38,533
CONSOL Energy, Inc.*	1,584	35,973
Crescent Energy, Inc., Class A (x)	1,261	15,989
Crescent Point Energy Corp.	792,691	4,229,941
CVR Energy, Inc.	1,547	26,005
Delek US Holdings, Inc.*	3,262	48,897
Denbury, Inc.*	2,448	187,492
DHT Holdings, Inc.	7,042	36,548
Dorian LPG Ltd.	1,554	19,720
Earthstone Energy, Inc., Class A*	1,120	12,253
Energy Fuels, Inc. (x)*	7,339	55,997
Equitrans Midstream Corp.	19,874	205,497
Falcon Minerals Corp.	1,384	6,740
Frontline Ltd. (x)*	5,934	41,953
Gevo, Inc. (x)*	9,696	41,499
Golar LNG Ltd.*	4,941	61,219
Green Plains, Inc.*	52,285	1,817,427
HighPeak Energy, Inc.	495	7,247
International Seaways, Inc.	2,140	31,415
Kosmos Energy Ltd.*	22,010	76,155
Laredo Petroleum, Inc.*	580	34,875
Magnolia Oil & Gas Corp., Class A	6,917	130,524
Matador Resources Co.	5,358	197,817
Murphy Oil Corp.	7,024	183,397
Nordic American Tankers Ltd. (x)	7,428	12,553
Northern Oil and Gas, Inc.	2,488	51,203
Oasis Petroleum, Inc.	975	122,840
Ovintiv, Inc.	12,706	428,192
Par Pacific Holdings, Inc.*	2,150	35,453
PBF Energy, Inc., Class A*	4,649	60,298
PDC Energy, Inc.	4,691	228,827
Peabody Energy Corp.*	4,035	40,632
Range Resources Corp.*	11,604	206,899
Ranger Oil Corp.*	1,021	27,485
Renewable Energy Group, Inc.*	2,131	90,440
REX American Resources Corp.*	264	25,344
Riley Exploration Permian, Inc.	119	2,299
Scorpio Tankers, Inc.	2,423	31,039
SFL Corp. Ltd.	6,157	50,180
SM Energy Co.	5,730	168,920
Southwestern Energy Co.*	48,902	227,883
Talos Energy, Inc.*	1,918	18,796
Teekay Corp. (x)*	3,612	11,342
Teekay Tankers Ltd., Class A (x)*	1,240	13,516
Tellurian, Inc.*	18,844	58,040
Uranium Energy Corp. (x)*	12,927	43,305
Ur-Energy, Inc. (x)*	9,410	11,480
W&T Offshore, Inc.*	4,536	14,651
Whiting Petroleum Corp.*	1,889	122,181
World Fuel Services Corp.	3,099	82,031

		11,124,416

Total Energy		15,410,984

Financials (16.4%)
Banks (8.4%)
1st Source Corp.	839	41,614
Allegiance Bancshares, Inc.	991	41,830
Amalgamated Financial Corp.	717	12,024
Amerant Bancorp, Inc.	1,322	45,675

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
American National Bankshares, Inc.	552	$20,799
Ameris Bancorp	3,217	159,821
Arrow Financial Corp.	718	25,295
Associated Banc-Corp.	7,294	164,771
Atlantic Capital Bancshares, Inc.*	1,023	29,432
Atlantic Union Bankshares Corp.	56,653	2,112,590
Banc of California, Inc.	2,323	45,577
BancFirst Corp.	788	55,601
Bancorp, Inc. (The)*	2,520	63,781
Bank First Corp. (x)	319	23,045
Bank of Marin Bancorp	669	24,907
Bank of NT Butterfield & Son Ltd. (The)	2,493	95,008
BankUnited, Inc.	4,526	191,495
Banner Corp.	1,678	101,804
Bar Harbor Bankshares	768	22,218
Berkshire Hills Bancorp, Inc.	2,322	66,014
Blue Ridge Bankshares, Inc. (x)	902	16,146
Brookline Bancorp, Inc.	3,994	64,663
Bryn Mawr Bank Corp.	41,410	1,863,864
Business First Bancshares, Inc.	956	27,064
Byline Bancorp, Inc.	1,290	35,282
Cadence Bank	8,323	247,942
Cambridge Bancorp	294	27,515
Camden National Corp.	9,514	458,194
Capital Bancorp, Inc.	398	10,428
Capital City Bank Group, Inc.	700	18,480
Capstar Financial Holdings, Inc.	1,065	22,397
Carter Bankshares, Inc.*	1,137	17,498
Cathay General Bancorp	3,606	155,022
CBTX, Inc.	752	21,808
Central Pacific Financial Corp.	1,489	41,945
CIT Group, Inc.	4,823	247,613
Citizens & Northern Corp.	807	21,079
City Holding Co.	805	65,841
Civista Bancshares, Inc.	808	19,715
CNB Financial Corp.	764	20,246
Coastal Financial Corp.*	492	24,905
Columbia Banking System, Inc.	67,993	2,224,731
Community Bank System, Inc.	2,647	197,149
Community Trust Bancorp, Inc.	787	34,321
ConnectOne Bancorp, Inc.	1,853	60,612
CrossFirst Bankshares, Inc.*	2,317	36,168
Customers Bancorp, Inc.*	1,485	97,074
CVB Financial Corp.	6,203	132,806
Dime Community Bancshares, Inc.	1,719	60,440
Eagle Bancorp, Inc.	1,645	95,969
Eastern Bankshares, Inc.	8,221	165,818
Enterprise Bancorp, Inc.	461	20,708
Enterprise Financial Services Corp.	1,759	82,831
Equity Bancshares, Inc., Class A	651	22,088
Farmers National Banc Corp.	1,404	26,044
FB Financial Corp.	1,655	72,522
Fidelity D&D Bancorp, Inc. (x)	209	12,331
Financial Institutions, Inc.	674	21,433
First Bancorp (Nasdaq Stock Exchange)	1,465	66,980
First Bancorp (Quotrix Stock Exchange)	9,955	137,180
First Bancorp, Inc. (The)	538	16,893
First Bancshares, Inc. (The)	875	33,793
First Bank	634	9,199
First Busey Corp.	2,376	64,437
First Commonwealth Financial Corp.	4,517	72,679
First Community Bankshares, Inc.	680	22,726
First Financial Bancorp	4,465	108,857
First Financial Bankshares, Inc.	6,222	316,326
First Financial Corp.	527	23,868
First Foundation, Inc.	1,907	47,408
First Horizon Corp.	115,948	1,893,431
First Internet Bancorp	484	22,767
First Interstate BancSystem, Inc., Class A	11,327	460,669
First Merchants Corp.	2,689	112,642
First Mid Bancshares, Inc.	826	35,345
First Midwest Bancorp, Inc.	5,462	111,862
First of Long Island Corp. (The)	57,073	1,232,206
Five Star Bancorp (x)	600	18,000
Flushing Financial Corp.	1,534	37,276
Fulton Financial Corp.	7,898	134,266
German American Bancorp, Inc.	29,395	1,145,817
Glacier Bancorp, Inc.	5,394	305,840
Great Southern Bancorp, Inc.	528	31,284
Great Western Bancorp, Inc.	2,620	88,975
Guaranty Bancshares, Inc.	317	11,913
Hancock Whitney Corp.	4,160	208,083
Hanmi Financial Corp.	1,613	38,196
HarborOne Bancorp, Inc.	2,463	36,551
HBT Financial, Inc.	356	6,668
Heartland Financial USA, Inc.	2,003	101,372
Heritage Commerce Corp.	2,757	32,919
Heritage Financial Corp.	1,845	45,092
Hilltop Holdings, Inc.	2,911	102,293
Home BancShares, Inc.	7,577	184,500
HomeStreet, Inc.	1,081	56,212
HomeTrust Bancshares, Inc.	755	23,390
Hope Bancorp, Inc.	5,602	82,405
Horizon Bancorp, Inc.	2,128	44,369
Howard Bancorp, Inc.*	516	11,244
Independent Bank Corp.	1,087	25,947
Independent Bank Corp./MA	2,251	183,524
Independent Bank Group, Inc.	1,770	127,706
International Bancshares Corp.	2,505	106,187
Investors Bancorp, Inc.	10,750	162,863
Lakeland Bancorp, Inc.	2,174	41,284
Lakeland Financial Corp.	1,213	97,210
Live Oak Bancshares, Inc.	1,520	132,681
Macatawa Bank Corp.	1,333	11,757
Mercantile Bank Corp.	614	21,508
Meta Financial Group, Inc.	1,417	84,538
Metrocity Bankshares, Inc.	987	27,172
Metropolitan Bank Holding Corp.*	475	50,602
Mid Penn Bancorp, Inc.	661	20,980
Midland States Bancorp, Inc.	1,129	27,988
MidWestOne Financial Group, Inc.	769	24,893
MVB Financial Corp.	435	18,061
National Bank Holdings Corp., Class A	1,530	67,228
NBT Bancorp, Inc.	2,195	84,551
Nicolet Bankshares, Inc.*	602	51,622
Northrim BanCorp, Inc.	315	13,690
OceanFirst Financial Corp.	2,833	62,893

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
OFG Bancorp	2,644	$70,225
Old National Bancorp	8,596	155,760
Old Second Bancorp, Inc.	1,024	12,892
Origin Bancorp, Inc.	990	42,491
Orrstown Financial Services, Inc.	498	12,550
Pacific Premier Bancorp, Inc.	4,469	178,894
Park National Corp.	715	98,177
Peapack-Gladstone Financial Corp.	773	27,364
Peoples Bancorp, Inc.	34,217	1,088,443
Peoples Financial Services Corp.	389	20,496
Preferred Bank	517	37,115
Primis Financial Corp.	1,255	18,875
QCR Holdings, Inc.	671	37,576
RBB Bancorp	740	19,388
Red River Bancshares, Inc.	236	12,626
Reliant Bancorp, Inc.	767	27,229
Renasant Corp.	2,668	101,251
Republic Bancorp, Inc., Class A	499	25,369
Republic First Bancorp, Inc.*	2,438	9,069
S&T Bancorp, Inc.	1,800	56,736
Sandy Spring Bancorp, Inc.	2,154	103,564
Seacoast Banking Corp. of Florida	2,398	84,865
ServisFirst Bancshares, Inc.	2,438	207,084
Sierra Bancorp	730	19,820
Silvergate Capital Corp., Class A*	1,339	198,440
Simmons First National Corp., Class A	5,235	154,851
SmartFinancial, Inc.	712	19,480
South Plains Financial, Inc.	348	9,678
Southern First Bancshares, Inc.*	387	24,184
Southside Bancshares, Inc.	1,621	67,790
SouthState Corp.	44,354	3,553,199
Spirit of Texas Bancshares, Inc.	666	19,167
Stock Yards Bancorp, Inc.	1,186	75,762
Summit Financial Group, Inc.	585	16,058
Texas Capital Bancshares, Inc.*	2,441	147,070
Third Coast Bancshares, Inc.*	255	6,625
Tompkins Financial Corp.	702	58,673
Towne Bank	3,111	98,277
TriCo Bancshares	21,282	914,275
TriState Capital Holdings, Inc.*	1,438	43,514
Triumph Bancorp, Inc.*	1,113	132,536
Trustmark Corp.	3,051	99,035
UMB Financial Corp.	2,072	219,860
United Bankshares, Inc.	6,348	230,305
United Community Banks, Inc.	4,271	153,500
Univest Financial Corp.	1,437	42,995
Valley National Bancorp	19,294	265,293
Veritex Holdings, Inc.	2,435	96,864
Washington Trust Bancorp, Inc.	27,077	1,526,331
WesBanco, Inc.	2,959	103,535
West BanCorp, Inc.	799	24,825
Westamerica Bancorp	1,377	79,494

		29,964,286

Capital Markets (0.7%)
Artisan Partners Asset Management, Inc., Class A	2,750	131,010
AssetMark Financial Holdings, Inc.*	956	25,057
Associated Capital Group, Inc., Class A	145	6,235
B Riley Financial, Inc.	980	87,083
BGC Partners, Inc., Class A	15,070	70,076
Blucora, Inc.*	2,248	38,935
Brightsphere Investment Group, Inc. (x)	2,881	73,754
Cohen & Steers, Inc.	1,159	107,219
Cowen, Inc., Class A	1,351	48,771
Diamond Hill Investment Group, Inc.	126	24,473
Donnelley Financial Solutions, Inc.*	1,365	64,346
Federated Hermes, Inc.	4,480	168,358
Focus Financial Partners, Inc., Class A*	2,811	167,873
GAMCO Investors, Inc., Class A	302	7,544
GCM Grosvenor, Inc., Class A (x)	2,369	24,874
Greenhill & Co., Inc.	734	13,161
Hamilton Lane, Inc., Class A	1,650	170,973
Houlihan Lokey, Inc.	2,425	251,036
Moelis & Co., Class A	2,980	186,280
Open Lending Corp., Class A*	5,060	113,749
Oppenheimer Holdings, Inc., Class A	421	19,522
Piper Sandler Cos.	843	150,484
PJT Partners, Inc., Class A	1,094	81,054
Pzena Investment Management, Inc., Class A	1,070	10,133
Sculptor Capital Management, Inc.	1,121	23,933
StepStone Group, Inc., Class A	2,009	83,514
StoneX Group, Inc.*	834	51,083
Value Line, Inc. (x)	76	3,558
Virtus Investment Partners, Inc.	353	104,876
WisdomTree Investments, Inc.	5,997	36,702

		2,345,666

Consumer Finance (0.3%)
Atlanticus Holdings Corp.*	220	15,691
Curo Group Holdings Corp.	1,035	16,570
Encore Capital Group, Inc.*	1,446	89,811
Enova International, Inc.*	1,746	71,516
EZCORP, Inc., Class A*	2,564	18,897
FirstCash Holdings, Inc.	1,921	143,710
Green Dot Corp., Class A*	2,575	93,318
LendingClub Corp.*	4,745	114,734
LendingTree, Inc.*	577	70,740
Navient Corp.	7,614	161,569
Nelnet, Inc., Class A	843	82,344
Oportun Financial Corp.*	941	19,055
PRA Group, Inc.*	2,081	104,487
PROG Holdings, Inc.*	3,085	139,164
Regional Management Corp.	354	20,341
World Acceptance Corp.*	215	52,768

		1,214,715

Diversified Financial Services (0.1%)
Alerus Financial Corp.	800	23,424
A-Mark Precious Metals, Inc.	454	27,740
Banco Latinoamericano de Comercio Exterior SA, Class E	1,612	26,759
Cannae Holdings, Inc.*	4,115	144,642
Marlin Business Services Corp.	422	9,824

		232,389

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Insurance (5.6%)
Ambac Financial Group, Inc.*	2,340	$37,557
American Equity Investment Life Holding Co.	3,885	151,204
American National Group, Inc.	370	69,871
AMERISAFE, Inc.	952	51,246
Argo Group International Holdings Ltd.	13,353	775,943
Bright Health Group, Inc.*	2,972	10,224
BRP Group, Inc., Class A*	2,281	82,367
Citizens, Inc. (x)*	2,479	13,163
CNO Financial Group, Inc.	120,701	2,877,512
Crawford & Co., Class A	950	7,116
Donegal Group, Inc., Class A	520	7,431
eHealth, Inc.*	1,270	32,385
Employers Holdings, Inc.	1,482	61,325
Enstar Group Ltd.*	600	148,554
Genworth Financial, Inc., Class A*	26,372	106,807
Goosehead Insurance, Inc., Class A	846	110,048
Greenlight Capital Re Ltd., Class A*	1,418	11,117
Hanover Insurance Group, Inc. (The)	42,447	5,563,104
HCI Group, Inc.	281	23,475
Heritage Insurance Holdings, Inc.	1,472	8,655
Horace Mann Educators Corp.	78,569	3,040,620
Independence Holding Co.	223	12,640
Investors Title Co.	68	13,406
James River Group Holdings Ltd.	1,688	48,631
Kinsale Capital Group, Inc.	1,046	248,833
Maiden Holdings Ltd.*	3,615	11,062
MBIA, Inc.*	2,199	34,722
MetroMile, Inc.*	5,073	11,110
National Western Life Group, Inc., Class A	129	27,663
NI Holdings, Inc.*	446	8,434
Old Republic International Corp.	93,964	2,309,635
Palomar Holdings, Inc.*	1,221	79,084
ProAssurance Corp.	2,795	70,713
RLI Corp.	1,945	218,034
Safety Insurance Group, Inc.	758	64,453
Selective Insurance Group, Inc.	38,660	3,167,800
Selectquote, Inc.*	6,174	55,936
SiriusPoint Ltd.*	4,605	37,439
State Auto Financial Corp.	830	42,903
Stewart Information Services Corp.	1,285	102,453
Tiptree, Inc.	1,181	16,333
Trean Insurance Group, Inc.*	918	8,179
Trupanion, Inc.*	1,860	245,576
United Fire Group, Inc.	815	18,900
United Insurance Holdings Corp.	1,251	5,429
Universal Insurance Holdings, Inc.	1,351	22,967

		20,072,059

Mortgage Real Estate Investment Trusts (REITs) (0.5%)
AFC Gamma, Inc. (REIT) (x)	711	16,182
Angel Oak Mortgage, Inc. (REIT) (x)	418	6,847
Apollo Commercial Real Estate Finance, Inc. (REIT)	6,971	91,738
Arbor Realty Trust, Inc. (REIT)	6,753	123,715
Ares Commercial Real Estate Corp. (REIT)	2,213	32,177
ARMOUR Residential REIT, Inc. (REIT) (x)	3,820	37,474
Blackstone Mortgage Trust, Inc. (REIT), Class A	7,662	234,610
BrightSpire Capital, Inc. (REIT)	3,852	39,522
Broadmark Realty Capital, Inc. (REIT)	6,382	60,182
Chimera Investment Corp. (REIT)	11,705	176,511
Dynex Capital, Inc. (REIT) (x)	1,581	26,419
Ellington Financial, Inc. (REIT)	2,591	44,280
Franklin BSP Realty Trust, Inc. (REIT)	1,631	24,367
Granite Point Mortgage Trust, Inc. (REIT)	2,848	33,350
Great Ajax Corp. (REIT)	1,128	14,844
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	3,739	198,616
Invesco Mortgage Capital, Inc. (REIT)	12,995	36,126
KKR Real Estate Finance Trust, Inc. (REIT)	1,714	35,703
Ladder Capital Corp. (REIT)	5,646	67,696
MFA Financial, Inc. (REIT)	21,993	100,288
New York Mortgage Trust, Inc. (REIT)	18,862	70,167
Orchid Island Capital, Inc. (REIT) (x)	6,540	29,430
PennyMac Mortgage Investment Trust (REIT)‡	4,869	84,380
Ready Capital Corp. (REIT)	2,874	44,921
Redwood Trust, Inc. (REIT)	5,616	74,075
TPG RE Finance Trust, Inc. (REIT)	3,123	38,475
Two Harbors Investment Corp. (REIT)	16,558	95,540

		1,837,635

Thrifts & Mortgage Finance (0.8%)
Axos Financial, Inc.*	2,708	151,404
Blue Foundry Bancorp*	1,482	21,682
Bridgewater Bancshares, Inc.*	1,095	19,371
Capitol Federal Financial, Inc.	6,457	73,158
Columbia Financial, Inc.*	1,850	38,591
Enact Holdings, Inc. (x)	31,833	657,988
Essent Group Ltd.	5,214	237,393
Federal Agricultural Mortgage Corp., Class C	409	50,687
Finance of America Cos., Inc., Class A (x)*	221	877
Flagstar Bancorp, Inc.	2,530	121,288
FS Bancorp, Inc.	382	12,847
Hingham Institution For Savings (The)	75	31,491
Home Bancorp, Inc.	398	16,521
Home Point Capital, Inc. (x)	743	3,344
Kearny Financial Corp.	3,453	45,752
Luther Burbank Corp.	812	11,401
Merchants Bancorp	495	23,428
Mr Cooper Group, Inc.*	2,977	123,873
NMI Holdings, Inc., Class A*	4,171	91,136
Northfield Bancorp, Inc.	2,380	38,461
Northwest Bancshares, Inc.	6,366	90,143
Ocwen Financial Corp.*	425	16,987
PCSB Financial Corp.	442	8,416

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
PennyMac Financial Services, Inc.‡	1,495	$104,321
Pioneer Bancorp, Inc.*	663	7,505
Premier Financial Corp.	1,693	52,331
Provident Bancorp, Inc.	820	15,252
Provident Financial Services, Inc.	3,605	87,313
Radian Group, Inc.	8,672	183,239
Southern Missouri Bancorp, Inc.	384	20,033
TrustCo Bank Corp.	983	32,744
Velocity Financial, Inc.*	446	6,110
Walker & Dunlop, Inc.	1,405	211,986
Washington Federal, Inc.	3,202	106,883
Waterstone Financial, Inc.	1,009	22,057
WSFS Financial Corp.	2,286	114,574

		2,850,587

Total Financials		58,517,337

Health Care (8.8%)
Biotechnology (3.5%)
2seventy bio, Inc. (x)*	1,046	26,809
4D Molecular Therapeutics, Inc.*	1,344	29,487
89bio, Inc. (x)*	403	5,267
ACADIA Pharmaceuticals, Inc.*	5,945	138,756
Acumen Pharmaceuticals, Inc. (x)*	473	3,197
Adagio Therapeutics, Inc. (x)*	1,093	7,935
Adicet Bio, Inc.*	1,088	19,029
Adverum Biotechnologies, Inc. (x)*	4,988	8,779
Aeglea BioTherapeutics, Inc.*	1,427	6,778
Aerovate Therapeutics, Inc. (x)*	447	5,270
Affimed NV*	5,766	31,828
Agenus, Inc.*	10,262	33,044
Agios Pharmaceuticals, Inc.*	2,614	85,922
Akebia Therapeutics, Inc.*	8,385	18,950
Akero Therapeutics, Inc.*	1,337	28,278
Akouos, Inc. (x)*	1,369	11,637
Albireo Pharma, Inc.*	877	20,425
Aldeyra Therapeutics, Inc.*	2,524	10,096
Alector, Inc.*	2,785	57,510
Aligos Therapeutics, Inc. (x)*	976	11,585
Alkermes plc*	7,737	179,963
Allakos, Inc.*	1,680	16,447
Allogene Therapeutics, Inc.*	3,247	48,445
Allovir, Inc.*	1,465	18,957
Alpine Immune Sciences, Inc. (x)*	604	8,365
Altimmune, Inc.*	1,721	15,764
ALX Oncology Holdings, Inc.*	878	18,868
Amicus Therapeutics, Inc.*	12,397	143,185
AnaptysBio, Inc.*	857	29,781
Anavex Life Sciences Corp.*	3,227	55,956
Anika Therapeutics, Inc.*	595	21,319
Annexon, Inc.*	1,491	17,132
Apellis Pharmaceuticals, Inc.*	3,439	162,596
Applied Molecular Transport, Inc. (x)*	1,240	17,335
Applied Therapeutics, Inc.*	921	8,243
AquaBounty Technologies, Inc.*	2,729	5,731
Arbutus Biopharma Corp. (x)*	4,062	15,801
Arcturus Therapeutics Holdings, Inc. (x)*	957	35,419
Arcus Biosciences, Inc.*	2,082	84,259
Arcutis Biotherapeutics, Inc.*	1,402	29,077
Ardelyx, Inc.*	3,862	4,248
Arena Pharmaceuticals, Inc.*	2,944	273,615
Arrowhead Pharmaceuticals, Inc.*	4,824	319,831
Atara Biotherapeutics, Inc.*	4,399	69,328
Athenex, Inc. (x)*	3,928	5,342
Athersys, Inc. (x)*	7,954	7,179
Atossa Therapeutics, Inc.*	6,084	9,734
Atreca, Inc., Class A (x)*	1,376	4,169
Aura Biosciences, Inc.*	365	6,198
Avalo Therapeutics, Inc.*	2,682	4,559
Avid Bioservices, Inc.*	3,000	87,540
Avidity Biosciences, Inc.*	1,704	40,504
Avita Medical, Inc. (x)*	1,242	14,879
Avrobio, Inc.*	1,701	6,549
Beam Therapeutics, Inc.*	2,420	192,850
Beyondspring, Inc. (x)*	891	4,036
BioAtla, Inc.*	663	13,015
BioCryst Pharmaceuticals, Inc.*	8,832	122,323
Biohaven Pharmaceutical Holding Co. Ltd.*	2,704	372,638
Biomea Fusion, Inc. (x)*	1,231	9,171
Bioxcel Therapeutics, Inc.*	739	15,024
Black Diamond Therapeutics, Inc. (x)*	1,135	6,050
Bluebird Bio, Inc.*	3,513	35,095
Blueprint Medicines Corp.*	2,839	304,085
Bolt Biotherapeutics, Inc. (x)*	1,193	5,846
Bridgebio Pharma, Inc. (x)*	5,026	83,834
Brooklyn ImmunoTherapeutics, Inc. (x)*	1,238	5,162
C4 Therapeutics, Inc.*	1,943	62,565
Cardiff Oncology, Inc.*	1,880	11,299
CareDx, Inc.*	2,408	109,516
Caribou Biosciences, Inc.*	921	13,898
Catalyst Pharmaceuticals, Inc.*	4,823	32,652
Celcuity, Inc.*	414	5,461
Celldex Therapeutics, Inc.*	2,133	82,419
CEL-SCI Corp. (x)*	1,934	13,731
Century Therapeutics, Inc. (x)*	510	8,089
Cerevel Therapeutics Holdings, Inc.*	1,936	62,765
ChemoCentryx, Inc. (x)*	2,605	94,848
Chimerix, Inc.*	3,326	21,386
Chinook Therapeutics, Inc.*	2,085	34,006
Clene, Inc. (x)*	1,190	4,879
Clovis Oncology, Inc. (x)*	5,053	13,694
Codiak Biosciences, Inc.*	817	9,101
Cogent Biosciences, Inc. (x)*	1,932	16,577
Coherus Biosciences, Inc.*	3,043	48,566
Cortexyme, Inc. (x)*	1,037	13,087
Crinetics Pharmaceuticals, Inc.*	2,217	62,985
Cue Biopharma, Inc.*	1,351	15,280
Cullinan Oncology, Inc. (x)*	1,263	19,488
Curis, Inc.*	4,503	21,434
Cyteir Therapeutics, Inc. (x)*	395	4,491
Cytokinetics, Inc.*	3,828	174,480
CytomX Therapeutics, Inc.*	2,926	12,670
Day One Biopharmaceuticals, Inc. (x)*	488	8,223
Deciphera Pharmaceuticals, Inc.*	1,955	19,100
Denali Therapeutics, Inc.*	4,414	196,864
DermTech, Inc. (x)*	1,232	19,466
Design Therapeutics, Inc.*	1,279	27,383

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Dynavax Technologies Corp. (x)*	5,355	$75,345
Dyne Therapeutics, Inc. (x)*	1,562	18,572
Eagle Pharmaceuticals, Inc.*	453	23,067
Editas Medicine, Inc.*	3,303	87,695
Eiger BioPharmaceuticals, Inc.*	1,700	8,823
Eliem Therapeutics, Inc. (x)*	333	3,483
Emergent BioSolutions, Inc.*	2,321	100,894
Enanta Pharmaceuticals, Inc.*	920	68,798
Entrada Therapeutics, Inc. (x)*	441	7,550
Epizyme, Inc.*	3,440	8,600
Erasca, Inc. (x)*	983	15,315
Evelo Biosciences, Inc. (x)*	1,579	9,585
Exagen, Inc.*	563	6,548
Fate Therapeutics, Inc.*	3,934	230,178
FibroGen, Inc.*	4,277	60,306
Finch Therapeutics Group, Inc.*	394	3,928
Foghorn Therapeutics, Inc.*	1,017	23,259
Forma Therapeutics Holdings, Inc.*	1,689	24,018
Forte Biosciences, Inc. (x)*	587	1,256
Fortress Biotech, Inc.*	3,970	9,925
Frequency Therapeutics, Inc. (x)*	1,443	7,403
G1 Therapeutics, Inc. (x)*	1,724	17,602
Gemini Therapeutics, Inc. (x)*	1,139	3,314
Generation Bio Co.*	2,252	15,944
Geron Corp. (x)*	15,681	19,131
Global Blood Therapeutics, Inc.*	2,973	87,020
Gossamer Bio, Inc.*	2,844	32,166
Graphite Bio, Inc.*	722	8,974
Greenwich Lifesciences, Inc.*	210	5,109
Gritstone bio, Inc. (x)*	2,100	27,006
GT Biopharma, Inc. (x)*	1,240	3,782
Halozyme Therapeutics, Inc.*	6,616	266,029
Harpoon Therapeutics, Inc.*	727	5,489
Heron Therapeutics, Inc. (x)*	4,710	43,002
Homology Medicines, Inc.*	1,826	6,647
Hookipa Pharma, Inc.*	930	2,167
Humanigen, Inc. (x)*	2,332	8,675
iBio, Inc. (x)*	6,732	3,696
Icosavax, Inc. (x)*	645	14,758
Ideaya Biosciences, Inc.*	1,627	38,462
IGM Biosciences, Inc. (x)*	420	12,319
Imago Biosciences, Inc. (x)*	435	10,314
Immuneering Corp., Class A (x)*	324	5,239
Immunic, Inc. (x)*	807	7,723
ImmunityBio, Inc. (x)*	3,478	21,146
ImmunoGen, Inc.*	9,979	74,044
Immunovant, Inc.*	1,701	14,493
Impel Neuropharma, Inc. (x)*	754	6,507
Infinity Pharmaceuticals, Inc.*	4,552	10,242
Inhibrx, Inc.*	1,345	58,736
Inovio Pharmaceuticals, Inc. (x)*	9,738	48,593
Inozyme Pharma, Inc.*	799	5,449
Insmed, Inc.*	5,810	158,264
Instil Bio, Inc. (x)*	2,601	44,503
Intellia Therapeutics, Inc.*	3,347	395,749
Intercept Pharmaceuticals, Inc. (x)*	1,220	19,874
Invitae Corp.*	9,693	148,012
Ironwood Pharmaceuticals, Inc.*	7,216	84,139
iTeos Therapeutics, Inc.*	1,003	46,700
IVERIC bio, Inc.*	5,536	92,562
Janux Therapeutics, Inc.*	596	11,759
Jounce Therapeutics, Inc.*	1,321	11,030
KalVista Pharmaceuticals, Inc.*	967	12,793
Karuna Therapeutics, Inc.*	1,069	140,039
Karyopharm Therapeutics, Inc. (x)*	3,401	21,868
Keros Therapeutics, Inc.*	784	45,872
Kezar Life Sciences, Inc.*	1,615	27,003
Kiniksa Pharmaceuticals Ltd., Class A*	1,312	15,442
Kinnate Biopharma, Inc. (x)*	1,155	20,467
Kodiak Sciences, Inc.*	1,618	137,174
Kronos Bio, Inc. (x)*	2,019	27,438
Krystal Biotech, Inc.*	835	58,408
Kura Oncology, Inc.*	3,156	44,184
Kymera Therapeutics, Inc.*	1,661	105,457
Lexicon Pharmaceuticals, Inc.*	3,530	13,908
Ligand Pharmaceuticals, Inc.*	700	108,122
Lineage Cell Therapeutics, Inc. (x)*	6,306	15,450
Lyell Immunopharma, Inc. (x)*	1,201	9,296
MacroGenics, Inc.*	2,811	45,117
Madrigal Pharmaceuticals, Inc.*	531	44,997
Magenta Therapeutics, Inc.*	1,556	6,893
MannKind Corp. (x)*	12,222	53,410
MEI Pharma, Inc.*	5,638	15,053
MeiraGTx Holdings plc*	1,213	28,797
Mersana Therapeutics, Inc.*	3,581	22,274
MiMedx Group, Inc.*	5,777	34,893
MiNK Therapeutics, Inc.*	1,304	5,816
Mirum Pharmaceuticals, Inc.*	8,822	140,711
Molecular Templates, Inc. (x)*	1,693	6,637
Monte Rosa Therapeutics, Inc. (x)*	551	11,251
Morphic Holding, Inc.*	993	47,048
Mustang Bio, Inc.*	3,875	6,433
Myriad Genetics, Inc.*	3,860	106,536
Neoleukin Therapeutics, Inc.*	2,071	9,982
NexImmune, Inc. (x)*	917	4,227
Nkarta, Inc.*	734	11,267
Nurix Therapeutics, Inc.*	1,556	45,046
Nuvalent, Inc., Class A (x)*	519	9,882
Ocugen, Inc. (x)*	9,173	41,737
Olema Pharmaceuticals, Inc.*	1,225	11,466
Omega Therapeutics, Inc. (x)*	378	4,283
Oncocyte Corp.*	2,051	4,451
Oncorus, Inc. (x)*	1,062	5,597
Oncternal Therapeutics, Inc. (x)*	2,301	5,223
OPKO Health, Inc.*	19,243	92,559
Organogenesis Holdings, Inc.*	1,983	18,323
ORIC Pharmaceuticals, Inc.*	1,636	24,049
Outlook Therapeutics, Inc. (x)*	4,554	6,193
Oyster Point Pharma, Inc. (x)*	578	10,554
Passage Bio, Inc.*	1,929	12,249
PMV Pharmaceuticals, Inc.*	1,185	27,373
Portage Biotech, Inc. (x)*	187	2,007
Poseida Therapeutics, Inc.*	1,429	9,731
Praxis Precision Medicines, Inc.*	1,634	32,190
Precigen, Inc. (x)*	4,932	18,298
Precision BioSciences, Inc.*	2,651	19,617
Prelude Therapeutics, Inc. (x)*	546	6,798
Prometheus Biosciences, Inc. (x)*	1,442	57,017
Protagonist Therapeutics, Inc.*	2,149	73,496
Prothena Corp. plc*	1,688	83,387
PTC Therapeutics, Inc.*	3,450	137,414
Puma Biotechnology, Inc.*	1,709	5,195
Pyxis Oncology, Inc.*	774	8,491

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Radius Health, Inc.*	2,325	$16,089
Rallybio Corp.*	710	6,773
RAPT Therapeutics, Inc.*	935	34,343
Recursion Pharmaceuticals, Inc., Class A (x)*	5,545	94,986
REGENXBIO, Inc.*	1,961	64,125
Relay Therapeutics, Inc.*	3,366	103,370
Reneo Pharmaceuticals, Inc.*	1,044	8,926
Replimune Group, Inc.*	1,410	38,211
REVOLUTION Medicines, Inc.*	2,950	74,252
Rhythm Pharmaceuticals, Inc.*	40,780	406,984
Rigel Pharmaceuticals, Inc.*	8,885	23,545
Rocket Pharmaceuticals, Inc.*	2,042	44,577
Rubius Therapeutics, Inc.*	2,345	22,700
Sana Biotechnology, Inc.*	4,177	64,660
Sangamo Therapeutics, Inc.*	5,898	44,235
Scholar Rock Holding Corp.*	1,397	34,701
Selecta Biosciences, Inc.*	4,645	15,143
Sensei Biotherapeutics, Inc. (x)*	1,188	6,890
Sera Prognostics, Inc., Class A (x)*	748	5,139
Seres Therapeutics, Inc.*	3,619	30,146
Sesen Bio, Inc.*	8,890	7,245
Shattuck Labs, Inc.*	1,383	11,769
Sigilon Therapeutics, Inc.*	442	1,220
Silverback Therapeutics, Inc. (x)*	726	4,835
Solid Biosciences, Inc.*	3,101	5,427
Sorrento Therapeutics, Inc. (x)*	14,468	67,276
Spectrum Pharmaceuticals, Inc.*	8,045	10,217
Spero Therapeutics, Inc.*	992	15,882
SpringWorks Therapeutics, Inc.*	1,350	83,673
Spruce Biosciences, Inc. (x)*	367	1,637
SQZ Biotechnologies Co. (x)*	1,184	10,573
Stoke Therapeutics, Inc.*	993	23,822
Summit Therapeutics, Inc.*	1,169	3,145
Surface Oncology, Inc.*	1,730	8,269
Sutro Biopharma, Inc.*	2,154	32,052
Syndax Pharmaceuticals, Inc.*	1,953	42,751
Syros Pharmaceuticals, Inc. (x)*	2,445	7,971
Talaris Therapeutics, Inc. (x)*	1,026	15,688
Taysha Gene Therapies, Inc. (x)*	1,158	13,491
TCR2 Therapeutics, Inc.*	1,595	7,433
Tenaya Therapeutics, Inc. (x)*	637	12,071
TG Therapeutics, Inc.*	6,182	117,458
Tonix Pharmaceuticals Holding Corp. (x)*	16,989	6,077
Travere Therapeutics, Inc.*	2,742	85,112
Trevena, Inc. (x)*	8,505	4,954
Turning Point Therapeutics, Inc.*	2,284	108,947
Twist Bioscience Corp.*	2,289	177,146
Tyra Biosciences, Inc. (x)*	585	8,231
UroGen Pharma Ltd. (x)*	969	9,215
Vanda Pharmaceuticals, Inc.*	2,722	42,708
Vaxart, Inc. (x)*	6,212	38,949
Vaxcyte, Inc. (x)*	1,868	44,440
VBI Vaccines, Inc.*	9,684	22,661
Vera Therapeutics, Inc. (x)*	600	16,032
Veracyte, Inc.*	3,260	134,312
Verastem, Inc.*	7,441	15,254
Vericel Corp.*	2,307	90,665
Verve Therapeutics, Inc. (x)*	798	29,422
Viking Therapeutics, Inc.*	3,421	15,737
Vincerx Pharma, Inc. (x)*	585	5,961
Vir Biotechnology, Inc.*	2,829	118,450
Viracta Therapeutics, Inc.*	1,885	6,880
VistaGen Therapeutics, Inc. (x)*	9,949	19,401
Vor BioPharma, Inc. (x)*	653	7,588
Werewolf Therapeutics, Inc.*	1,271	15,138
XBiotech, Inc. (x)	756	8,414
Xencor, Inc.*	2,653	106,438
Xilio Therapeutics, Inc.*	668	10,688
XOMA Corp. (x)*	299	6,234
Y-mAbs Therapeutics, Inc.*	1,785	28,935
Zentalis Pharmaceuticals, Inc.*	1,729	145,340
ZIOPHARM Oncology, Inc. (x)*	10,923	11,906

		12,609,174

Health Care Equipment & Supplies (2.7%)
Accelerate Diagnostics, Inc. (x)*	1,716	8,958
Accuray, Inc.*	4,595	21,918
Acutus Medical, Inc.*	622	2,121
Alphatec Holdings, Inc.*	3,580	40,919
AngioDynamics, Inc.*	1,726	47,603
Apyx Medical Corp.*	1,386	17,769
Asensus Surgical, Inc. (x)*	12,168	13,507
Aspira Women’s Health, Inc. (x)*	2,553	4,519
AtriCure, Inc.*	2,164	150,463
Atrion Corp.	62	43,704
Avanos Medical, Inc.*	2,391	82,896
Axogen, Inc.*	1,895	17,756
Axonics, Inc.*	2,138	119,728
BioLife Solutions, Inc.*	500	18,635
Bioventus, Inc., Class A (x)*	1,521	22,039
Butterfly Network, Inc. (x)*	6,008	40,194
Cardiovascular Systems, Inc.*	1,952	36,659
Cerus Corp.*	8,355	56,898
ClearPoint Neuro, Inc.*	979	10,984
CONMED Corp.	1,402	198,748
CryoLife, Inc.*	1,977	40,232
CryoPort, Inc.*	1,953	115,559
Cue Health, Inc. (x)*	701	9,400
Cutera, Inc.*	814	33,634
CVRx, Inc. (x)*	415	5,075
CytoSorbents Corp.*	1,544	6,469
DarioHealth Corp.*	701	9,092
Eargo, Inc.*	1,004	5,120
Envista Holdings Corp.*	61,392	2,766,324
Glaukos Corp.*	2,139	95,057
Haemonetics Corp.*	2,432	128,993
Heska Corp.*	472	86,135
Inari Medical, Inc.*	1,688	154,064
Inogen, Inc.*	1,016	34,544
Integer Holdings Corp.*	27,256	2,332,841
Intersect ENT, Inc.*	1,568	42,822
Invacare Corp.*	1,856	5,048
iRadimed Corp.*	315	14,556
iRhythm Technologies, Inc.*	1,390	163,589
Lantheus Holdings, Inc.*	3,346	96,666
LeMaitre Vascular, Inc.	914	45,910
LivaNova plc*	2,585	226,007
Lucid Diagnostics, Inc.*	1,160	6,229
Meridian Bioscience, Inc.*	2,218	45,247
Merit Medical Systems, Inc.*	2,550	158,865
Mesa Laboratories, Inc.	239	78,414
Natus Medical, Inc.*	1,754	41,622

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Neogen Corp.*	5,205	$236,359
Neuronetics, Inc.*	1,299	5,794
NeuroPace, Inc. (x)*	362	3,649
Nevro Corp.*	1,668	135,225
NuVasive, Inc.*	2,434	127,736
OraSure Technologies, Inc.*	3,262	28,347
Ortho Clinical Diagnostics Holdings plc*	5,795	123,955
Orthofix Medical, Inc.*	985	30,624
OrthoPediatrics Corp.*	645	38,610
Outset Medical, Inc.*	2,273	104,763
Paragon 28, Inc. (x)*	436	7,713
PAVmed, Inc. (x)*	3,738	9,195
PROCEPT BioRobotics Corp. (x)*	348	8,703
Pulmonx Corp. (x)*	1,321	42,364
Pulse Biosciences, Inc. (x)*	681	10,086
Quotient Ltd. (x)*	4,156	10,764
Retractable Technologies, Inc. (x)*	932	6,459
RxSight, Inc.*	579	6,514
SeaSpine Holdings Corp.*	1,651	22,487
Senseonics Holdings, Inc. (x)*	21,602	57,677
Shockwave Medical, Inc.*	1,640	292,461
SI-BONE, Inc.*	1,581	35,114
Sientra, Inc.*	2,854	10,474
Sight Sciences, Inc. (x)*	387	6,800
Silk Road Medical, Inc.*	1,685	71,798
STAAR Surgical Co.*	2,308	210,720
Stereotaxis, Inc.*	2,581	16,002
Surmodics, Inc.*	703	33,849
Tactile Systems Technology, Inc.*	997	18,973
Talis Biomedical Corp. (x)*	757	3,036
TransMedics Group, Inc.*	1,341	25,694
Treace Medical Concepts, Inc.*	1,447	26,972
Utah Medical Products, Inc.	162	16,200
Vapotherm, Inc.*	1,117	23,133
Varex Imaging Corp.*	1,904	60,071
ViewRay, Inc.*	7,085	39,038
Zynex, Inc. (x)*	868	8,654

		9,619,545

Health Care Providers & Services (1.2%)
1Life Healthcare, Inc.*	5,792	101,765
Accolade, Inc. (x)*	2,501	65,926
AdaptHealth Corp.*	3,298	80,669
Addus HomeCare Corp.*	720	67,327
Agiliti, Inc.*	982	22,743
AirSculpt Technologies, Inc.*	548	9,420
Alignment Healthcare, Inc.*	3,817	53,667
AMN Healthcare Services, Inc.*	2,290	280,136
Apollo Medical Holdings, Inc. (x)*	1,833	134,689
Apria, Inc.*	945	30,807
Aveanna Healthcare Holdings, Inc.*	2,007	14,852
Biodesix, Inc.*	639	3,380
Brookdale Senior Living, Inc.*	9,194	47,441
Castle Biosciences, Inc.*	1,013	43,427
Community Health Systems, Inc.*	6,173	82,163
CorVel Corp.*	438	91,104
Covetrus, Inc.*	5,141	102,666
Cross Country Healthcare, Inc.*	1,771	49,163
Ensign Group, Inc. (The)	2,532	212,587
Fulgent Genetics, Inc. (x)*	1,002	100,791
Hanger, Inc.*	1,951	35,372
HealthEquity, Inc.*	3,977	175,942
InfuSystem Holdings, Inc.*	747	12,721
Innovage Holding Corp. (x)*	953	4,765
Joint Corp. (The)*	682	44,801
LHC Group, Inc.*	1,467	201,316
LifeStance Health Group, Inc. (x)*	2,124	20,221
Magellan Health, Inc.*	1,106	105,059
MEDNAX, Inc.*	3,607	98,146
ModivCare, Inc.*	586	86,898
National HealthCare Corp.	624	42,395
National Research Corp.	621	25,784
Ontrak, Inc. (x)*	405	2,547
Option Care Health, Inc.*	7,649	217,538
Owens & Minor, Inc.	3,430	149,205
Patterson Cos., Inc.	4,108	120,570
Pennant Group, Inc. (The)*	1,358	31,343
PetIQ, Inc.*	1,280	29,069
Privia Health Group, Inc.*	706	18,264
Progyny, Inc.*	3,048	153,467
R1 RCM, Inc.*	5,731	146,083
RadNet, Inc.*	2,067	62,237
Select Medical Holdings Corp.	5,324	156,526
Sharps Compliance Corp.*	413	2,945
SOC Telemed, Inc. (x)*	2,129	2,725
Surgery Partners, Inc.*	1,665	88,928
Tenet Healthcare Corp.*	5,064	413,678
Tivity Health, Inc.*	2,186	57,798
Triple-S Management Corp.*	1,118	39,890
US Physical Therapy, Inc.	635	60,674
Viemed Healthcare, Inc.*	1,638	8,550

		4,210,180

Health Care Technology (0.5%)
Allscripts Healthcare Solutions, Inc.*	5,877	108,431
American Well Corp., Class A*	9,092	54,916
Castlight Health, Inc., Class B*	6,211	9,565
Computer Programs and Systems, Inc.*	750	21,975
Convey Health Solutions Holdings, Inc. (x)*	1,050	8,778
Evolent Health, Inc., Class A*	3,850	106,529
Forian, Inc.	944	8,515
Health Catalyst, Inc.*	2,561	101,467
HealthStream, Inc.*	1,136	29,945
iCAD, Inc.*	964	6,941
Inspire Medical Systems, Inc.*	1,307	300,688
Multiplan Corp. (x)*	18,323	81,171
NantHealth, Inc. (x)*	1,859	1,961
NextGen Healthcare, Inc.*	2,921	51,965
Omnicell, Inc.*	2,089	376,939
OptimizeRx Corp.*	849	52,731
Phreesia, Inc.*	2,376	98,984
Schrodinger, Inc.*	2,251	78,402
Simulations Plus, Inc. (x)	726	34,340
Tabula Rasa HealthCare, Inc. (x)*	1,118	16,770
Vocera Communications, Inc.*	1,667	108,088

		1,659,101

Life Sciences Tools & Services (0.3%)
Absci Corp. (x)*	550	4,510

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Akoya Biosciences, Inc.*	397	$6,078
Alpha Teknova, Inc.*	306	6,267
Berkeley Lights, Inc.*	2,304	41,887
Bionano Genomics, Inc. (x)*	13,973	41,779
ChromaDex Corp. (x)*	2,382	8,909
Codex DNA, Inc. (x)*	1,063	11,480
Codexis, Inc.*	2,907	90,902
Cytek Biosciences, Inc. (x)*	681	11,114
Fluidigm Corp. (x)*	3,899	15,284
Harvard Bioscience, Inc.*	2,003	14,121
Inotiv, Inc. (x)*	746	31,384
IsoPlexis Corp.*	1,005	9,236
MaxCyte, Inc.*	4,617	47,047
Medpace Holdings, Inc.*	1,405	305,784
NanoString Technologies, Inc.*	2,253	95,144
NeoGenomics, Inc.*	5,497	187,558
Pacific Biosciences of California, Inc.*	9,449	193,326
Personalis, Inc.*	1,851	26,414
Quanterix Corp.*	1,533	64,999
Rapid Micro Biosystems, Inc., Class A*	379	4,033
Seer, Inc. (x)*	2,091	47,696
Singular Genomics Systems, Inc. (x)*	510	5,896

		1,270,848

Pharmaceuticals (0.6%)
9 Meters Biopharma, Inc. (x)*	11,052	10,817
Aclaris Therapeutics, Inc. (x)*	2,257	32,817
Aerie Pharmaceuticals, Inc.*	2,201	15,451
Amneal Pharmaceuticals, Inc.*	4,953	23,725
Amphastar Pharmaceuticals, Inc.*	1,838	42,807
Ampio Pharmaceuticals, Inc. (x)*	9,892	5,638
Angion Biomedica Corp. (x)*	1,109	3,216
ANI Pharmaceuticals, Inc.*	464	21,381
Antares Pharma, Inc.*	8,292	29,602
Arvinas, Inc.*	2,267	186,211
Atea Pharmaceuticals, Inc.*	3,359	30,029
Athira Pharma, Inc.*	1,677	21,851
Axsome Therapeutics, Inc. (x)*	1,380	52,136
BioDelivery Sciences International, Inc.*	4,246	13,163
Cara Therapeutics, Inc.*	2,207	26,881
Cassava Sciences, Inc. (x)*	1,901	83,074
Citius Pharmaceuticals, Inc. (x)*	5,905	9,094
Collegium Pharmaceutical, Inc.*	1,782	33,288
Corcept Therapeutics, Inc.*	4,802	95,080
CorMedix, Inc. (x)*	1,922	8,745
Cymabay Therapeutics, Inc.*	3,443	11,637
DICE Therapeutics, Inc. (x)*	670	16,958
Durect Corp.*	11,765	11,599
Edgewise Therapeutics, Inc. (x)*	1,862	28,451
Endo International plc*	11,386	42,811
Esperion Therapeutics, Inc. (x)*	1,440	7,200
Evolus, Inc. (x)*	1,677	10,917
EyePoint Pharmaceuticals, Inc. (x)*	1,099	13,452
Fulcrum Therapeutics, Inc. (x)*	1,322	23,386
Harmony Biosciences Holdings, Inc.*	1,162	49,548
Ikena Oncology, Inc. (x)*	1,229	15,412
Innoviva, Inc.*	2,158	37,226
Intra-Cellular Therapies, Inc.*	3,399	177,904
Kala Pharmaceuticals, Inc. (x)*	1,898	2,297
Kaleido Biosciences, Inc. (x)*	543	1,298
KemPharm, Inc.*	1,486	12,943
Landos Biopharma, Inc.*	58	278
Marinus Pharmaceuticals, Inc. (x)*	1,921	22,821
Mind Medicine MindMed, Inc. (x)*	16,749	23,114
NGM Biopharmaceuticals, Inc.*	1,639	29,027
Nuvation Bio, Inc. (x)*	7,648	65,008
Ocular Therapeutix, Inc.*	3,071	21,405
Omeros Corp. (x)*	3,136	20,164
Oramed Pharmaceuticals, Inc.*	1,389	19,835
Pacira BioSciences, Inc.*	2,168	130,449
Paratek Pharmaceuticals, Inc. (x)*	2,784	12,500
Phathom Pharmaceuticals, Inc.*	1,053	20,713
Phibro Animal Health Corp., Class A	1,043	21,298
Pliant Therapeutics, Inc. (x)*	1,041	14,054
Prestige Consumer Healthcare, Inc.*	2,366	143,498
Provention Bio, Inc. (x)*	2,918	16,399
Rain Therapeutics, Inc.*	826	10,639
Reata Pharmaceuticals, Inc., Class A (x)*	1,314	34,650
Relmada Therapeutics, Inc. (x)*	780	17,573
Revance Therapeutics, Inc.*	3,487	56,908
Seelos Therapeutics, Inc. (x)*	3,943	6,427
SIGA Technologies, Inc.*	2,575	19,364
Supernus Pharmaceuticals, Inc.*	2,440	71,150
Tarsus Pharmaceuticals, Inc. (x)*	349	7,852
Terns Pharmaceuticals, Inc. (x)*	498	3,521
TherapeuticsMD, Inc. (x)*	16,523	5,874
Theravance Biopharma, Inc.*	2,772	30,631
Theseus Pharmaceuticals, Inc. (x)*	601	7,621
Ventyx Biosciences, Inc.*	503	9,990
Verrica Pharmaceuticals, Inc. (x)*	651	5,963
WaVe Life Sciences Ltd.*	2,073	6,509
Zogenix, Inc.*	2,917	47,401

		2,110,681

Total Health Care		31,479,529

Industrials (18.2%)
Aerospace & Defense (0.3%)
AAR Corp.*	1,690	65,961
Aerojet Rocketdyne Holdings, Inc.	3,557	166,325
AeroVironment, Inc.*	1,107	68,667
AerSale Corp. (x)*	470	8,338
Astronics Corp.*	1,248	14,976
Byrna Technologies, Inc. (x)*	915	12,215
Cadre Holdings, Inc.	365	9,278
Ducommun, Inc.*	566	26,472
Kaman Corp.	1,404	60,583
Kratos Defense & Security Solutions, Inc.*	5,871	113,897
Maxar Technologies, Inc.	3,412	100,756
Moog, Inc., Class A	1,344	108,824
National Presto Industries, Inc.	214	17,554
PAE, Inc.*	3,221	31,985
Park Aerospace Corp.	971	12,817
Parsons Corp.*	1,161	39,068
Triumph Group, Inc.*	3,096	57,369

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Vectrus, Inc.*	457	$20,917

		936,002

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	2,768	81,324
Atlas Air Worldwide Holdings, Inc.*	1,349	126,968
Forward Air Corp.	1,290	156,206
Hub Group, Inc., Class A*	1,578	132,931
Radiant Logistics, Inc.*	2,238	16,315

		513,744

Airlines (0.1%)
Allegiant Travel Co.*	755	141,215
Frontier Group Holdings, Inc.*	1,811	24,575
Hawaiian Holdings, Inc.*	2,549	46,825
Mesa Air Group, Inc.*	1,333	7,465
SkyWest, Inc.*	2,474	97,228
Spirit Airlines, Inc.*	4,576	99,986
Sun Country Airlines Holdings, Inc.*	1,607	43,791

		461,085

Building Products (2.8%)
AAON, Inc.	2,025	160,846
American Woodmark Corp.*	834	54,377
Apogee Enterprises, Inc.	51,851	2,496,626
Caesarstone Ltd.	1,105	12,531
Cornerstone Building Brands, Inc.*	2,848	49,669
CSW Industrials, Inc.	712	86,052
Gibraltar Industries, Inc.*	1,532	102,154
Griffon Corp.	2,309	65,760
Insteel Industries, Inc.	8,747	348,218
JELD-WEN Holding, Inc.*	4,449	117,276
Masonite International Corp.*	13,427	1,583,715
PGT Innovations, Inc.*	2,863	64,389
Quanex Building Products Corp.	1,725	42,745
Resideo Technologies, Inc.*	7,010	182,470
Simpson Manufacturing Co., Inc.	2,097	291,630
UFP Industries, Inc.	46,940	4,318,949
View, Inc. (x)*	6,713	26,248
Zurn Water Solutions Corp.	5,899	214,723

		10,218,378

Commercial Services & Supplies (0.7%)
ABM Industries, Inc.	3,195	130,516
ACCO Brands Corp.	4,252	35,122
Aris Water Solution, Inc., Class A*	936	12,121
Brady Corp., Class A	2,210	119,119
BrightView Holdings, Inc.*	1,831	25,780
Brink’s Co. (The)	2,356	154,483
Casella Waste Systems, Inc., Class A*	2,386	203,812
CECO Environmental Corp.*	1,773	11,046
Cimpress plc*	801	57,360
CompX International, Inc.	100	2,247
CoreCivic, Inc. (REIT)*	5,801	57,836
Deluxe Corp.	1,934	62,101
Ennis, Inc.	1,327	25,916
Harsco Corp.*	3,890	65,002
Healthcare Services Group, Inc.	3,724	66,250
Heritage-Crystal Clean, Inc.*	749	23,983
HNI Corp.	2,163	90,954
Interface, Inc.	2,728	43,512
KAR Auction Services, Inc.*	5,722	89,378
Kimball International, Inc., Class B	1,878	19,212
Matthews International Corp., Class A	1,537	56,362
MillerKnoll, Inc.	3,518	137,870
Montrose Environmental Group, Inc.*	1,260	88,843
NL Industries, Inc.	460	3,404
Pitney Bowes, Inc.	6,870	45,548
RR Donnelley & Sons Co.*	3,685	41,493
SP Plus Corp.*	1,203	33,949
Steelcase, Inc., Class A	4,036	47,302
Team, Inc.*	1,371	1,494
Tetra Tech, Inc.	2,580	438,084
UniFirst Corp.	726	152,750
US Ecology, Inc.*	1,433	45,770
Viad Corp.*	1,056	45,186
VSE Corp.	476	29,007

		2,462,812

Construction & Engineering (3.1%)
Ameresco, Inc., Class A*	1,449	118,007
API Group Corp.*	9,639	248,397
Arcosa, Inc.	2,279	120,103
Argan, Inc.	14,286	552,725
Comfort Systems USA, Inc.	1,727	170,869
Concrete Pumping Holdings, Inc. (x)*	1,282	10,512
Construction Partners, Inc., Class A*	1,363	40,086
Dycom Industries, Inc.*	1,409	132,108
EMCOR Group, Inc.	2,587	329,558
Fluor Corp.*	6,759	167,421
Granite Construction, Inc.	2,273	87,965
Great Lakes Dredge & Dock Corp.*	126,282	1,985,153
IES Holdings, Inc.*	430	21,775
Infrastructure and Energy Alternatives, Inc.*	1,087	10,000
INNOVATE Corp.*	1,914	7,082
Matrix Service Co.*	1,294	9,731
MYR Group, Inc.*	820	90,651
Northwest Pipe Co.*	454	14,437
NV5 Global, Inc.*	642	88,673
Primoris Services Corp.	2,658	63,739
Sterling Construction Co., Inc.*	1,290	33,927
Tutor Perini Corp.*	2,146	26,546
WillScot Mobile Mini Holdings Corp.*	163,540	6,678,974

		11,008,439

Electrical Equipment (1.2%)
Advent Technologies Holdings, Inc. (x)*	888	6,225
Allied Motion Technologies, Inc.	578	21,091
American Superconductor Corp.*	1,372	14,927
Array Technologies, Inc.*	6,345	99,553
Atkore, Inc.*	2,241	249,177
AZZ, Inc.	1,160	64,136
Babcock & Wilcox Enterprises, Inc.*	2,887	26,041

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Beam Global (x)*	457	$8,500
Blink Charging Co. (x)*	1,814	48,089
Bloom Energy Corp., Class A*	6,766	148,378
Encore Wire Corp.	969	138,664
EnerSys	2,084	164,761
Eos Energy Enterprises, Inc. (x)*	1,914	14,393
FTC Solar, Inc.*	989	7,477
FuelCell Energy, Inc. (x)*	17,791	92,513
GrafTech International Ltd.	9,391	111,096
Powell Industries, Inc.	494	14,568
Preformed Line Products Co.	172	11,128
Regal Rexnord Corp.	16,094	2,738,877
Romeo Power, Inc. (x)*	5,656	20,645
Stem, Inc.*	5,486	104,070
Thermon Group Holdings, Inc.*	1,714	29,018
TPI Composites, Inc.*	1,651	24,699
Vicor Corp.*	989	125,583

		4,283,609

Machinery (5.5%)
AgEagle Aerial Systems, Inc. (x)*	3,471	5,449
Alamo Group, Inc.	494	72,707
Albany International Corp., Class A	1,460	129,137
Altra Industrial Motion Corp.	3,059	157,753
Astec Industries, Inc.	11,909	824,936
Barnes Group, Inc.	2,352	109,580
Blue Bird Corp.*	823	12,872
Chart Industries, Inc.*	1,773	282,776
CIRCOR International, Inc.*	915	24,870
Columbus McKinnon Corp.	6,153	284,638
Commercial Vehicle Group, Inc.*	1,667	13,436
Desktop Metal, Inc., Class A (x)*	9,050	44,797
Douglas Dynamics, Inc.	1,026	40,076
Energy Recovery, Inc.*	1,994	42,851
Enerpac Tool Group Corp. (x)	2,810	56,987
EnPro Industries, Inc.	984	108,309
ESCO Technologies, Inc.	1,192	107,268
Evoqua Water Technologies Corp.*	5,619	262,688
Federal Signal Corp.	2,867	124,256
Flowserve Corp.	33,877	1,036,636
Franklin Electric Co., Inc.	2,243	212,098
Gorman-Rupp Co. (The)	1,032	45,976
Greenbrier Cos., Inc. (The)	92,717	4,254,783
Helios Technologies, Inc.	1,565	164,591
Hillenbrand, Inc.	3,511	182,537
Hydrofarm Holdings Group, Inc.*	1,814	51,318
Hyliion Holdings Corp. (x)*	5,445	33,759
Hyster-Yale Materials Handling, Inc.	520	21,372
Ideanomics, Inc. (x)*	18,757	22,508
John Bean Technologies Corp.	1,525	234,179
Kadant, Inc.	540	124,459
Kennametal, Inc.	4,017	144,250
Lindsay Corp.	542	82,384
Luxfer Holdings plc	1,368	26,416
Manitowoc Co., Inc. (The)*	1,705	31,696
Mayville Engineering Co., Inc.*	362	5,397
Meritor, Inc.*	3,284	81,378
Miller Industries, Inc.	551	18,403
Mueller Industries, Inc.	19,274	1,144,105
Mueller Water Products, Inc., Class A	69,043	994,219
Nikola Corp. (x)*	10,879	107,376
NN, Inc.*	2,314	9,487
Omega Flex, Inc.	149	18,916
Park-Ohio Holdings Corp.	419	8,870
Proto Labs, Inc.*	1,380	70,863
RBC Bearings, Inc.*	1,357	274,073
REV Group, Inc.	52,735	746,200
Shyft Group, Inc. (The)	1,666	81,851
SPX Corp.*	2,105	125,626
SPX FLOW, Inc.	1,991	172,182
Standex International Corp.	554	61,306
Tennant Co.	917	74,314
Terex Corp.	20,815	914,819
Timken Co. (The)	67,917	4,705,969
Titan International, Inc.*	2,626	28,781
Trinity Industries, Inc.	3,655	110,381
Wabash National Corp.	2,481	48,429
Watts Water Technologies, Inc., Class A	1,339	259,994
Welbilt, Inc.*	6,304	149,846

		19,587,133

Marine (0.1%)
Costamare, Inc.	2,622	33,168
Eagle Bulk Shipping, Inc. (x)	395	17,973
Genco Shipping & Trading Ltd.	1,671	26,736
Matson, Inc.	2,001	180,150
Safe Bulkers, Inc.*	2,881	10,861

		268,888

Professional Services (1.4%)
Acacia Research Corp.*	2,550	13,081
ASGN, Inc.*	2,449	302,207
Atlas Technical Consultants, Inc.*	700	5,894
Barrett Business Services, Inc.	389	26,864
CBIZ, Inc.*	2,299	89,937
CRA International, Inc.	369	34,450
Exponent, Inc.	2,520	294,160
First Advantage Corp.*	2,648	50,418
Forrester Research, Inc.*	464	27,251
Franklin Covey Co.*	601	27,862
Heidrick & Struggles International, Inc.	894	39,095
HireQuest, Inc.	264	5,322
HireRight Holdings Corp.*	1,079	17,264
Huron Consulting Group, Inc.*	1,042	51,996
ICF International, Inc.	8,921	914,848
Insperity, Inc.	1,760	207,874
KBR, Inc.	6,720	320,006
Kelly Services, Inc., Class A	1,831	30,706
Kforce, Inc.	945	71,083
Korn Ferry	2,571	194,702
ManTech International Corp., Class A	1,265	92,256
Mistras Group, Inc.*	1,136	8,440
Resources Connection, Inc.	1,640	29,258
Stantec, Inc.	32,878	1,847,219
Sterling Check Corp. (x)*	798	16,367
TriNet Group, Inc.*	1,963	186,995
TrueBlue, Inc.*	1,737	48,063

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Upwork, Inc.*	5,735	$195,908
Willdan Group, Inc.*	459	16,157

		5,165,683

Road & Rail (0.4%)
ArcBest Corp.	1,228	147,176
Avis Budget Group, Inc.*	1,989	412,459
Covenant Logistics Group, Inc.*	670	17,708
Daseke, Inc. (x)*	2,185	21,937
Heartland Express, Inc.	2,071	34,834
HyreCar, Inc. (x)*	912	4,295
Marten Transport Ltd.	2,956	50,725
PAM Transportation Services, Inc.*	124	8,805
Saia, Inc.*	1,269	427,691
Universal Logistics Holdings, Inc.	479	9,034
US Xpress Enterprises, Inc., Class A*	1,187	6,968
Werner Enterprises, Inc.	2,916	138,977
Yellow Corp.*	2,618	32,961

		1,313,570

Trading Companies & Distributors (2.5%)
Alta Equipment Group, Inc.*	939	13,747
Applied Industrial Technologies, Inc.	1,869	191,946
Beacon Roofing Supply, Inc.*	2,641	151,461
BlueLinx Holdings, Inc.*	467	44,720
Boise Cascade Co.	1,847	131,506
Custom Truck One Source, Inc. (x)*	2,177	17,416
DXP Enterprises, Inc.*	891	22,872
EVI Industries, Inc.*	225	7,027
GATX Corp.	1,699	177,019
Global Industrial Co.	662	27,076
GMS, Inc.*	2,003	120,400
H&E Equipment Services, Inc.	1,598	70,743
Herc Holdings, Inc.	16,326	2,555,835
Karat Packaging, Inc.*	238	4,810
Lawson Products, Inc.*	252	13,797
McGrath RentCorp	55,836	4,481,397
MRC Global, Inc.*	4,187	28,807
NOW, Inc.*	5,249	44,826
Rush Enterprises, Inc., Class A	2,032	113,060
Rush Enterprises, Inc., Class B	341	18,404
Textainer Group Holdings Ltd.	2,176	77,705
Titan Machinery, Inc.*	1,008	33,960
Transcat, Inc.*	351	32,443
Triton International Ltd.	3,251	195,808
Veritiv Corp.*	715	87,638
WESCO International, Inc.*	2,162	284,498
Willis Lease Finance Corp.*	168	6,325

		8,955,246

Total Industrials		65,174,589

Information Technology (12.8%)
Communications Equipment (1.5%)
ADTRAN, Inc.	2,396	54,701
Aviat Networks, Inc.*	434	13,923
CalAmp Corp.*	1,694	11,960
Calix, Inc.*	2,678	214,160
Cambium Networks Corp.*	453	11,610
Casa Systems, Inc.*	1,818	10,308
Clearfield, Inc.*	543	45,840
Comtech Telecommunications Corp.	1,177	27,883
Digi International, Inc.*	1,568	38,526
DZS, Inc.*	866	14,046
EMCORE Corp.*	1,899	13,255
Extreme Networks, Inc.*	5,900	92,630
Harmonic, Inc.*	4,238	49,839
Infinera Corp.*	8,994	86,252
Inseego Corp. (x)*	4,006	23,355
KVH Industries, Inc.*	753	6,920
NETGEAR, Inc.*	1,390	40,602
NetScout Systems, Inc.*	131,832	4,361,003
Plantronics, Inc.*	2,037	59,766
Ribbon Communications, Inc.*	3,750	22,687
Viavi Solutions, Inc.*	11,357	200,110

		5,399,376

Electronic Equipment, Instruments & Components (3.4%)
908 Devices, Inc. (x)*	903	23,361
Advanced Energy Industries, Inc.	1,775	161,632
Aeva Technologies, Inc. (x)*	5,085	38,443
Akoustis Technologies, Inc.*	2,128	14,215
Arlo Technologies, Inc.*	4,223	44,299
Badger Meter, Inc.	1,386	147,692
Belden, Inc.	2,131	140,071
Benchmark Electronics, Inc.	80,924	2,193,040
CTS Corp.	9,789	359,452
Daktronics, Inc.*	1,910	9,645
ePlus, Inc.*	1,322	71,229
Fabrinet*	1,795	212,654
FARO Technologies, Inc.*	904	63,298
Identiv, Inc.*	1,074	30,222
II-VI, Inc.*	20,024	1,368,240
Insight Enterprises, Inc.*	1,632	173,971
Iteris, Inc.*	2,023	8,092
Itron, Inc.*	2,182	149,511
Kimball Electronics, Inc.*	1,265	27,526
Knowles Corp. (x)*	233,585	5,454,210
Luna Innovations, Inc.*	1,389	11,723
Methode Electronics, Inc.	1,896	93,226
MicroVision, Inc. (x)*	8,235	41,257
Napco Security Technologies, Inc.*	663	33,137
nLight, Inc.*	2,029	48,595
Novanta, Inc.*	1,715	302,406
OSI Systems, Inc.*	842	78,474
Ouster, Inc. (x)*	7,536	39,187
PAR Technology Corp. (x)*	1,161	61,266
PC Connection, Inc.	561	24,196
Plexus Corp.*	1,346	129,068
Rogers Corp.*	909	248,157
Sanmina Corp.*	3,011	124,836
ScanSource, Inc.*	1,175	41,219
TTM Technologies, Inc.*	5,002	74,530
Velodyne Lidar, Inc. (x)*	3,677	17,061
Vishay Intertechnology, Inc.	6,287	137,497
Vishay Precision Group, Inc.*	617	22,903

		12,219,541

IT Services (1.2%)
Alliance Data Systems Corp.	30,525	2,032,049
BigCommerce Holdings, Inc.*	2,348	83,049

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Brightcove, Inc.*	2,128	$21,748
Cantaloupe, Inc.*	3,030	26,906
Cass Information Systems, Inc.	571	22,452
Conduent, Inc.*	8,322	44,439
CSG Systems International, Inc.	1,566	90,233
DigitalOcean Holdings, Inc. (x)*	2,410	193,595
Evertec, Inc.	2,891	144,492
Evo Payments, Inc., Class A*	2,141	54,810
ExlService Holdings, Inc.*	1,588	229,895
Flywire Corp. (x)*	3,031	115,360
GreenBox POS (x)*	903	3,793
Grid Dynamics Holdings, Inc.*	2,103	79,851
Hackett Group, Inc. (The)	1,241	25,478
I3 Verticals, Inc., Class A*	972	22,152
IBEX Holdings Ltd.*	303	3,906
International Money Express, Inc.*	1,539	24,562
Limelight Networks, Inc.*	6,409	21,983
LiveRamp Holdings, Inc.*	3,196	153,248
MAXIMUS, Inc.	2,900	231,043
MoneyGram International, Inc.*	4,055	31,994
Paya Holdings, Inc. (x)*	4,276	27,110
Perficient, Inc.*	1,581	204,407
Priority Technology Holdings, Inc.*	376	2,662
Rackspace Technology, Inc.*	2,797	37,676
Remitly Global, Inc. (x)*	591	12,186
Repay Holdings Corp.*	4,189	76,533
StarTek, Inc.*	933	4,870
TTEC Holdings, Inc.	918	83,125
Tucows, Inc., Class A (x)*	489	40,988
Unisys Corp.*	3,195	65,721
Verra Mobility Corp.*	6,925	106,853

		4,319,169

Semiconductors & Semiconductor Equipment (1.9%)
Alpha & Omega Semiconductor Ltd.*	997	60,378
Ambarella, Inc.*	1,698	344,507
Amkor Technology, Inc.	4,761	118,025
Atomera, Inc. (x)*	1,021	20,543
Axcelis Technologies, Inc.*	1,583	118,028
AXT, Inc.*	2,151	18,950
CEVA, Inc.*	1,063	45,964
CMC Materials, Inc.	1,366	261,849
Cohu, Inc.*	34,347	1,308,277
Diodes, Inc.*	2,117	232,468
FormFactor, Inc.*	3,758	171,816
Ichor Holdings Ltd.*	1,327	61,082
Impinj, Inc.*	927	82,225
Kopin Corp.*	4,036	16,507
Kulicke & Soffa Industries, Inc.	2,974	180,046
Lattice Semiconductor Corp.*	6,504	501,198
MACOM Technology Solutions Holdings, Inc.*	2,326	182,126
MaxLinear, Inc.*	3,447	259,869
Meta Materials, Inc. (x)*	8,641	21,257
NeoPhotonics Corp.*	2,462	37,841
NVE Corp.	255	17,416
Onto Innovation, Inc.*	2,365	239,409
PDF Solutions, Inc.*	1,310	41,645
Photronics, Inc.*	2,994	56,437
Power Integrations, Inc.	2,933	272,446
Rambus, Inc.*	5,194	152,652
Semtech Corp.*	3,134	278,707
Silicon Laboratories, Inc.*	1,919	396,120
SiTime Corp.*	766	224,086
SkyWater Technology, Inc. (x)*	409	6,634
SMART Global Holdings, Inc.*	893	63,394
SunPower Corp. (x)*	3,973	82,917
Synaptics, Inc.*	1,886	546,016
Ultra Clean Holdings, Inc.*	2,126	121,947
Veeco Instruments, Inc.*	2,474	70,435

		6,613,217

Software (4.7%)
8x8, Inc.*	5,536	92,783
A10 Networks, Inc.	2,666	44,202
ACI Worldwide, Inc.*	173,971	6,036,794
Agilysys, Inc.*	990	44,015
Alarm.com Holdings, Inc.*	2,297	194,809
Alkami Technology, Inc.*	1,368	27,442
Altair Engineering, Inc., Class A*	2,202	170,259
American Software, Inc., Class A	1,562	40,877
Appfolio, Inc., Class A*	931	112,707
Appian Corp. (x)*	1,909	124,486
Arteris, Inc.*	270	5,700
Asana, Inc., Class A*	3,427	255,483
Avaya Holdings Corp.*	4,100	81,180
AvidXchange Holdings, Inc.*	1,218	18,343
Benefitfocus, Inc. (x)*	1,387	14,785
Blackbaud, Inc.*	2,305	182,049
Blackline, Inc.*	2,614	270,654
Bottomline Technologies DE, Inc.*	2,102	118,700
Box, Inc., Class A*	6,717	175,918
BTRS Holdings, Inc., Class A*	3,219	25,173
Cerence, Inc.*	1,837	140,788
ChannelAdvisor Corp.*	1,519	37,489
Cleanspark, Inc. (x)*	1,702	16,203
CommVault Systems, Inc.*	2,199	151,555
Consensus Cloud Solutions, Inc.*	734	42,477
CoreCard Corp.*	383	14,860
Couchbase, Inc. (x)*	460	11,482
CS Disco, Inc. (x)*	379	13,549
Digimarc Corp. (x)*	505	19,937
Digital Turbine, Inc.*	4,415	269,271
Domo, Inc., Class B*	1,316	65,274
E2open Parent Holdings, Inc. (x)*	9,568	107,736
Ebix, Inc.	1,250	38,000
eGain Corp.*	1,063	10,609
Enfusion, Inc., Class A (x)*	1,047	21,924
EngageSmart, Inc.*	772	18,621
Envestnet, Inc.*	2,638	209,299
EverCommerce, Inc. (x)*	781	12,301
GTY Technology Holdings, Inc.*	1,674	11,216
Instructure Holdings, Inc. (x)*	523	12,541
Intapp, Inc. (x)*	445	11,196
InterDigital, Inc.	1,434	102,717
JFrog Ltd.*	2,553	75,824
Kaltura, Inc. (x)*	662	2,231
LivePerson, Inc.*	3,115	111,268
Marathon Digital Holdings, Inc. (x)*	4,642	152,536
MeridianLink, Inc.*	526	11,351
MicroStrategy, Inc., Class A (x)*	407	221,607
Mimecast Ltd.*	2,964	235,845
Mitek Systems, Inc.*	2,132	37,843

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Model N, Inc.*	1,809	$54,324
Momentive Global, Inc.*	6,243	132,039
ON24, Inc.*	1,216	21,098
OneSpan, Inc.*	1,741	29,475
PagerDuty, Inc.*	3,894	135,316
Ping Identity Holding Corp.*	2,925	66,924
Progress Software Corp.	2,037	98,326
PROS Holdings, Inc.*	1,986	68,497
Q2 Holdings, Inc.*	2,657	211,072
Qualys, Inc.*	1,657	227,373
Rapid7, Inc.*	2,711	319,058
Rekor Systems, Inc. (x)*	1,632	10,690
Rimini Street, Inc.*	2,281	13,618
Riot Blockchain, Inc. (x)*	4,064	90,749
Sailpoint Technologies Holdings, Inc.*	4,451	215,161
Sapiens International Corp. NV	1,537	52,950
SecureWorks Corp., Class A*	567	9,055
ShotSpotter, Inc. (x)*	440	12,989
Smith Micro Software, Inc.*	2,307	11,350
Software AG (x)	73,621	2,940,318
Sprout Social, Inc., Class A*	2,175	197,251
SPS Commerce, Inc.*	1,753	249,540
Stronghold Digital Mining, Inc., Class A*	415	5,333
Sumo Logic, Inc.*	4,243	57,535
Telos Corp.*	1,982	30,562
Tenable Holdings, Inc.*	4,416	243,189
Upland Software, Inc.*	1,436	25,762
Varonis Systems, Inc.*	5,159	251,656
Verint Systems, Inc.*	3,060	160,681
Veritone, Inc. (x)*	1,365	30,685
Viant Technology, Inc., Class A*	614	5,959
VirnetX Holding Corp. (x)*	3,299	8,577
Vonage Holdings Corp.*	11,681	242,848
Weave Communications, Inc.*	465	7,059
Workiva, Inc.*	2,032	265,156
Xperi Holding Corp.	4,978	94,134
Yext, Inc.*	5,206	51,643
Zuora, Inc., Class A*	5,457	101,937

		16,973,798

Technology Hardware, Storage & Peripherals (0.1%)
3D Systems Corp.*	5,880	126,655
Avid Technology, Inc.*	1,813	59,049
Corsair Gaming, Inc. (x)*	1,386	29,120
Diebold Nixdorf, Inc.*	3,818	34,553
Eastman Kodak Co. (x)*	2,333	10,918
Quantum Corp.*	2,905	16,036
Super Micro Computer, Inc.*	2,144	94,229
Turtle Beach Corp.*	714	15,894

		386,454

Total Information Technology		45,911,555

Materials (6.8%)
Chemicals (4.8%)
AdvanSix, Inc.	1,295	61,189
American Vanguard Corp.	1,525	24,995
Amyris, Inc. (x)*	8,076	43,691
Ashland Global Holdings, Inc.	46,125	4,965,817
Avient Corp.	81,539	4,562,107
Balchem Corp.	1,566	264,028
Cabot Corp. (x)	2,660	149,492
Chase Corp.	320	31,859
Danimer Scientific, Inc. (x)*	4,358	37,130
Ecovyst, Inc.	2,671	27,351
Elementis plc*	964,924	1,718,792
Ferro Corp.*	3,871	84,504
FutureFuel Corp.	674	5,149
GCP Applied Technologies, Inc.*	2,444	77,377
Hawkins, Inc.	879	34,677
HB Fuller Co.	2,511	203,391
Ingevity Corp.*	1,890	135,513
Innospec, Inc.	1,140	102,988
Intrepid Potash, Inc.*	495	21,151
Koppers Holdings, Inc.*	1,080	33,804
Kraton Corp.*	1,533	71,009
Kronos Worldwide, Inc.	1,106	16,601
Livent Corp.*	7,867	191,797
Marrone Bio Innovations, Inc.*	5,210	3,752
Minerals Technologies, Inc.	47,319	3,461,385
Orion Engineered Carbons SA*	3,010	55,264
PureCycle Technologies, Inc. (x)*	2,569	24,585
Quaker Chemical Corp.	652	150,469
Rayonier Advanced Materials, Inc.*	3,069	17,524
Sensient Technologies Corp.	1,996	199,720
Stepan Co.	1,012	125,781
Tredegar Corp.	1,302	15,390
Trinseo plc	1,847	96,894
Tronox Holdings plc, Class A	5,500	132,165
Valhi, Inc.	270	7,762
Zymergen, Inc. (x)*	3,858	25,810

		17,180,913

Construction Materials (1.2%)
Forterra, Inc.*	1,325	31,508
Summit Materials, Inc., Class A*	103,462	4,152,965
United States Lime & Minerals, Inc.	93	11,999

		4,196,472

Containers & Packaging (0.1%)
Greif, Inc., Class A	1,215	73,350
Greif, Inc., Class B	289	17,276
Myers Industries, Inc.	1,834	36,698
O-I Glass, Inc.*	7,849	94,424
Pactiv Evergreen, Inc.	2,010	25,487
Ranpak Holdings Corp.*	1,818	68,320
TriMas Corp.	2,147	79,439
UFP Technologies, Inc.*	360	25,294

		420,288

Metals & Mining (0.7%)
Allegheny Technologies, Inc.*	6,328	100,805
Arconic Corp.*	5,090	168,021
Carpenter Technology Corp.	2,367	69,093
Century Aluminum Co.*	2,671	44,232
Coeur Mining, Inc.*	12,606	63,534
Commercial Metals Co.	5,810	210,845
Compass Minerals International, Inc.	1,699	86,785
Constellium SE*	6,099	109,233
Gatos Silver, Inc.*	2,026	21,030
Haynes International, Inc.	650	26,214

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Hecla Mining Co.	25,636	$133,820
Kaiser Aluminum Corp.	7,306	686,326
Materion Corp.	963	88,538
MP Materials Corp. (x)*	3,624	164,602
Novagold Resources, Inc.*	11,784	80,838
Olympic Steel, Inc.	512	12,032
Perpetua Resources Corp.*	1,394	6,621
PolyMet Mining Corp. (x)*	1,501	3,752
Ryerson Holding Corp.	816	21,257
Schnitzer Steel Industries, Inc., Class A	1,249	64,848
SunCoke Energy, Inc.	4,130	27,217
TimkenSteel Corp.*	2,144	35,376
Warrior Met Coal, Inc.	2,463	63,324
Worthington Industries, Inc.	1,529	83,575

		2,371,918

Paper & Forest Products (0.0%)
Clearwater Paper Corp.*	876	32,123
Glatfelter Corp.	2,017	34,692
Neenah, Inc.	838	38,783
Schweitzer-Mauduit International, Inc.	1,486	44,431
Verso Corp., Class A	1,340	36,207

		186,236

Total Materials		24,355,827

Real Estate (4.6%)
Equity Real Estate Investment Trusts (REITs) (4.2%)
Acadia Realty Trust (REIT)	4,141	90,398
Agree Realty Corp. (REIT)	3,278	233,918
Alexander & Baldwin, Inc. (REIT)	56,875	1,426,994
Alexander’s, Inc. (REIT)	111	28,893
American Assets Trust, Inc. (REIT)	2,481	93,112
American Finance Trust, Inc. (REIT)	5,691	51,959
Apartment Investment and Management Co. (REIT), Class A*	7,115	54,928
Apple Hospitality REIT, Inc. (REIT)	10,246	165,473
Armada Hoffler Properties, Inc. (REIT)	2,923	44,488
Ashford Hospitality Trust, Inc. (REIT)*	570	5,472
Braemar Hotels & Resorts, Inc. (REIT)*	2,314	11,801
Brandywine Realty Trust (REIT)	7,907	106,112
Broadstone Net Lease, Inc. (REIT)	7,594	188,483
BRT Apartments Corp. (REIT)	500	11,995
CareTrust REIT, Inc. (REIT)	4,572	104,379
CatchMark Timber Trust, Inc. (REIT), Class A	2,350	20,469
Centerspace (REIT)	688	76,299
Chatham Lodging Trust (REIT)*	2,487	34,122
City Office REIT, Inc. (REIT)	1,972	38,888
Clipper Realty, Inc. (REIT)	606	6,024
Community Healthcare Trust, Inc. (REIT)	1,200	56,724
CorePoint Lodging, Inc. (REIT)*	1,755	27,553
Corporate Office Properties Trust (REIT)	5,355	149,779
CTO Realty Growth, Inc. (REIT)	290	17,812
DiamondRock Hospitality Co. (REIT)*	9,051	86,980
DigitalBridge Group, Inc. (REIT)*	23,511	195,847
Diversified Healthcare Trust (REIT)	12,344	38,143
Easterly Government Properties, Inc. (REIT)	4,167	95,508
EastGroup Properties, Inc. (REIT)	1,953	444,991
Empire State Realty Trust, Inc. (REIT), Class A	6,853	60,992
Equity Commonwealth (REIT)*	5,552	143,797
Essential Properties Realty Trust, Inc. (REIT)	5,816	167,675
Farmland Partners, Inc. (REIT)	1,139	13,611
Four Corners Property Trust, Inc. (REIT)	3,620	106,464
Franklin Street Properties Corp. (REIT)	4,193	24,948
GEO Group, Inc. (The) (REIT) (x)	6,078	47,105
Getty Realty Corp. (REIT)	1,852	59,431
Gladstone Commercial Corp. (REIT)	1,744	44,943
Gladstone Land Corp. (REIT)	1,541	52,024
Global Medical REIT, Inc. (REIT)	2,949	52,345
Global Net Lease, Inc. (REIT)	5,037	76,965
Healthcare Realty Trust, Inc. (REIT)	52,080	1,647,811
Hersha Hospitality Trust (REIT)*	1,679	15,396
Highwoods Properties, Inc. (REIT)	18,656	831,871
Independence Realty Trust, Inc. (REIT)	5,085	131,346
Indus Realty Trust, Inc. (REIT)	318	25,777
Industrial Logistics Properties Trust (REIT)	3,228	80,861
Innovative Industrial Properties, Inc. (REIT)	1,129	296,825
iStar, Inc. (REIT) (x)	3,443	88,933
Kite Realty Group Trust (REIT)	10,522	229,169
LTC Properties, Inc. (REIT)	1,834	62,613
LXP Industrial Trust (REIT)	13,335	208,293
Macerich Co. (The) (REIT)	10,393	179,591
Monmouth Real Estate Investment Corp. (REIT)	4,584	96,310
National Health Investors, Inc. (REIT)	2,047	117,641
National Storage Affiliates Trust (REIT)	3,893	269,396
NETSTREIT Corp. (REIT)	1,869	42,800
NexPoint Residential Trust, Inc. (REIT)	1,112	93,219
Office Properties Income Trust (REIT)	2,379	59,094
One Liberty Properties, Inc. (REIT)	800	28,224
Outfront Media, Inc. (REIT)	7,064	189,456
Paramount Group, Inc. (REIT)	9,275	77,353
Pebblebrook Hotel Trust (REIT)	6,128	137,083
Phillips Edison & Co., Inc. (REIT) (x)	924	30,529
Physicians Realty Trust (REIT)	10,467	197,094
Piedmont Office Realty Trust, Inc. (REIT), Class A	6,161	113,239
Plymouth Industrial REIT, Inc. (REIT)	1,435	45,920
Postal Realty Trust, Inc. (REIT), Class A	627	12,415

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
PotlatchDeltic Corp. (REIT)	3,202	$192,824
Preferred Apartment Communities, Inc. (REIT), Class A	2,372	42,838
PS Business Parks, Inc. (REIT)	973	179,197
Retail Opportunity Investments Corp. (REIT)	5,874	115,130
Retail Value, Inc. (REIT)	833	5,348
RLJ Lodging Trust (REIT)	7,672	106,871
RPT Realty (REIT)	4,006	53,600
Ryman Hospitality Properties, Inc. (REIT)*	2,609	239,924
Sabra Health Care REIT, Inc. (REIT)	11,107	150,389
Safehold, Inc. (REIT)	1,000	79,850
Saul Centers, Inc. (REIT)	615	32,607
Seritage Growth Properties (REIT), Class A (x)*	1,855	24,616
Service Properties Trust (REIT)	8,154	71,674
SITE Centers Corp. (REIT)	8,144	128,920
STAG Industrial, Inc. (REIT)	8,488	407,084
Summit Hotel Properties, Inc. (REIT)*	5,154	50,303
Sunstone Hotel Investors, Inc. (REIT)*	158,213	1,855,838
Tanger Factory Outlet Centers, Inc. (REIT) (x)	4,950	95,436
Terreno Realty Corp. (REIT)	3,549	302,694
UMH Properties, Inc. (REIT)	2,052	56,081
Uniti Group, Inc. (REIT)	9,662	135,365
Universal Health Realty Income Trust (REIT)	599	35,623
Urban Edge Properties (REIT)	5,360	101,840
Urstadt Biddle Properties, Inc. (REIT), Class A	1,479	31,503
Veris Residential, Inc. (REIT)*	4,364	80,210
Washington REIT (REIT)	4,207	108,751
Whitestone REIT (REIT)	2,031	20,574
Xenia Hotels & Resorts, Inc. (REIT)*	5,661	102,521

		14,873,714

Real Estate Management & Development (0.4%)
Cushman & Wakefield plc*	28,774	639,934
Douglas Elliman, Inc.*	3,339	38,399
eXp World Holdings, Inc. (x)	2,908	97,971
Fathom Holdings, Inc. (x)*	274	5,606
Forestar Group, Inc.*	848	18,444
FRP Holdings, Inc.*	348	20,114
Kennedy-Wilson Holdings, Inc.	5,772	137,835
Marcus & Millichap, Inc.*	1,139	58,613
Newmark Group, Inc., Class A	6,985	130,619
Rafael Holdings, Inc., Class B*	507	2,586
RE/MAX Holdings, Inc., Class A	918	27,990
Realogy Holdings Corp. (x)*	5,723	96,204
Redfin Corp.*	4,947	189,915
RMR Group, Inc. (The), Class A	794	27,536
St Joe Co. (The)	1,567	81,562
Tejon Ranch Co.*	924	17,630

		1,590,958

Total Real Estate		16,464,672

Utilities (2.1%)
Electric Utilities (0.5%)
ALLETE, Inc.	2,574	170,785
IDACORP, Inc.	9,081	1,028,968
MGE Energy, Inc.	1,738	142,950
Otter Tail Corp.	1,940	138,555
PNM Resources, Inc.	4,157	189,601
Portland General Electric Co.	4,382	231,895
Via Renewables, Inc.	571	6,527

		1,909,281

Gas Utilities (0.4%)
Brookfield Infrastructure Corp., Class A	2,994	204,370
Chesapeake Utilities Corp.	825	120,293
New Jersey Resources Corp.	4,675	191,956
Northwest Natural Holding Co.	1,429	69,707
ONE Gas, Inc.	2,563	198,863
South Jersey Industries, Inc.	4,837	126,342
Southwest Gas Holdings, Inc.	2,938	205,807
Spire, Inc.	4,518	294,664

		1,412,002

Independent Power and Renewable Electricity Producers (0.1%)
Clearway Energy, Inc., Class A	1,638	54,840
Clearway Energy, Inc., Class C	3,880	139,796
Ormat Technologies, Inc.	2,196	174,143
Sunnova Energy International, Inc.*	4,165	116,287

		485,066

Multi-Utilities (0.9%)
Avista Corp.	3,326	141,322
Black Hills Corp.	39,169	2,764,156
NorthWestern Corp.	2,485	142,043
Unitil Corp.	770	35,412

		3,082,933

Water Utilities (0.2%)
American States Water Co.	1,762	182,261
Artesian Resources Corp., Class A	423	19,598
Cadiz, Inc.*	1,035	3,995
California Water Service Group	2,577	185,183
Global Water Resources, Inc.	677	11,577
Middlesex Water Co.	832	100,090
Pure Cycle Corp.*	795	11,607
SJW Group	1,375	100,650
York Water Co. (The)	677	33,701

		648,662

Total Utilities		7,537,944

Total Common Stocks (89.6%) (Cost $223,957,025)		320,615,689

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Contra Aduro Biotech I, CVR (r)*	1,038	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Rights	Value (Note 1)
Oncternal Therapeutics, Inc., CVR (r)*	36	$—

Total Rights (0.0%) (Cost $3,114)		—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (7.3%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000
JPMorgan Prime Money Market Fund, IM Shares	25,005,159	25,015,161

Total Investment Companies		26,015,161

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.2%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $400,005, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $408,072. (xx)	$400,000	400,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $4,615,827, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $4,708,136. (xx)	4,615,819	4,615,819
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $1,000,005, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $1,020,410. (xx)	1,000,000	1,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $1,000,039, collateralized by various Common Stocks; total market value $1,111,322. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $800,009, collateralized by various Common Stocks; total market value $884,292. (xx)	800,000	800,000

Total Repurchase Agreements		7,815,819

Total Short-Term Investments (9.5%) (Cost $33,827,778)		33,830,980

Total Investments in Securities (99.1%) (Cost $257,787,917)		354,446,669
Other Assets Less Liabilities (0.9%)		3,396,836

Net Assets (100%)		$357,843,505

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $59,335 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $9,271,716. This was collateralized by $952,439 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.250%, maturing 1/6/22 - 8/15/51 and by cash of $8,815,819 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:
CVR	— Contingent Value Right
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	4,869	105,681	—	(22,751)	(2,176)	3,626	84,380	9,719	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	1,495	171,071	—	(71,255)	24,267	(19,762)	104,321	1,660	—

Total		276,752	—	(94,006)	22,091	(16,136)	188,701	11,379	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	307	3/2022	USD	34,426,980	470,027

					470,027

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$4,843,717	$—	$—		$4,843,717
Consumer Discretionary	39,179,211	3,727,402	—		42,906,613
Consumer Staples	5,152,692	2,860,230	—		8,012,922
Energy	14,986,661	424,323	—		15,410,984
Financials	58,517,337	—	—		58,517,337
Health Care	31,479,529	—	—		31,479,529
Industrials	65,174,589	—	—		65,174,589
Information Technology	42,971,237	2,940,318	—		45,911,555
Materials	22,637,035	1,718,792	—		24,355,827
Real Estate	16,464,672	—	—		16,464,672
Utilities	7,537,944	—	—		7,537,944
Futures	470,027	—	—		470,027
Rights
Health Care	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	26,015,161	—	—		26,015,161
Repurchase Agreements	—	7,815,819	—		7,815,819

Total Assets	$335,429,812	$19,486,884	$—		$354,916,696

Total Liabilities	$—	$—	$—		$—

Total	$335,429,812	$19,486,884	$—		$354,916,696

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$470,027	*

Total		$470,027

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$5,217,696	$5,217,696

Total	$5,217,696	$5,217,696

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(660,003)	$(660,003)

Total	$(660,003)	$(660,003)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $36,837,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$122,440,469
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 6%)*	$184,889,665

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$116,578,083
Aggregate gross unrealized depreciation	(19,864,107)

Net unrealized appreciation	$96,713,976

Federal income tax cost of investments in securities and derivative instruments, if applicable	$258,202,720

For the year ended December 31, 2021, the Portfolio incurred approximately $14,920 as brokerage commissions with Sanford C. Bernstein & Co., LLC, and $6 with Bernstein Autonomous LLP, affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers(Cost $138,878)	$188,701
Unaffiliated Issuers (Cost $249,833,220)	346,442,149
Repurchase Agreements (Cost $7,815,819)	7,815,819
Cash	10,502,596
Foreign cash (Cost $28)	26
Cash held as collateral at broker for futures	1,866,600
Dividends, interest and other receivables	246,370
Receivable for securities sold	82,800
Receivable for Portfolio shares sold	25,664
Securities lending income receivable	6,790
Other assets	1,468

Total assets	367,178,983

LIABILITIES
Payable for return of collateral on securities loaned	8,815,819
Investment management fees payable	183,375
Payable for Portfolio shares redeemed	71,957
Due to broker for futures variation margin	62,937
Payable for securities purchased	37,859
Administrative fees payable	35,130
Distribution fees payable – Class IB	31,097
Distribution fees payable – Class IA	566
Trustees’ fees payable	40
Accrued expenses	96,698

Total liabilities	9,335,478

NET ASSETS	$357,843,505

Net assets were comprised of:
Paid in capital	$271,925,569
Total distributable earnings (loss)	85,917,936

Net assets	$357,843,505

Class IA
Net asset value, offering and redemption price per share, $2,718,652 / 169,625 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.03

Class IB
Net asset value, offering and redemption price per share, $149,168,162 / 9,291,704 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.05

Class K
Net asset value, offering and redemption price per share, $205,956,691 / 12,844,867 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.03

(x)	Includes value of securities on loan of $9,271,716.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($11,379 of dividend income received from affiliates) (net of $26,129 foreign withholding tax)	$4,944,637
Securities lending (net)	95,342

Total income	5,039,979

EXPENSES
Investment management fees	2,654,668
Administrative fees	448,726
Distribution fees – Class IB	392,118
Custodian fees	122,200
Professional fees	57,880
Printing and mailing expenses	30,918
Trustees’ fees	10,717
Distribution fees – Class IA	6,379
Interest expense	1,002
Miscellaneous	9,116

Gross expenses	3,733,724
Less: Waiver from investment manager	(300,326)

Net expenses	3,433,398

NET INVESTMENT INCOME (LOSS)	1,606,581

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($22,091 realized gain (loss) from affiliates)	54,769,953
Futures contracts	5,217,696
Foreign currency transactions	5,160

Net realized gain (loss)	59,992,809

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(16,136) of change in unrealized appreciation (depreciation) from affiliates)	7,007,760
Futures contracts	(660,003)
Foreign currency translations	(1,313)

Net change in unrealized appreciation (depreciation)	6,346,444

NET REALIZED AND UNREALIZED GAIN (LOSS)	66,339,253

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$67,945,834

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,606,581	$2,341,935
Net realized gain (loss)	59,992,809	17,879,969
Net change in unrealized appreciation (depreciation)	6,346,444	28,976,994

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	67,945,834	49,198,898

Distributions to shareholders:
Class IA	(499,400)	(130,949)
Class IB	(28,013,764)	(8,076,936)
Class K	(39,196,521)	(13,121,100)

Total distributions to shareholders	(67,709,685)	(21,328,985)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 25,225 and 9,290 shares, respectively ]	481,140	131,859
Capital shares issued in reinvestment of dividends and distributions [ 31,087 and 8,443 shares, respectively ]	499,400	130,949
Capital shares repurchased [ (24,142) and (36,843) shares, respectively ]	(454,144)	(508,614)

Total Class IA transactions	526,396	(245,806)

Class IB
Capital shares sold [ 1,398,050 and 794,855 shares, respectively ]	26,804,952	10,875,620
Capital shares issued in reinvestment of dividends and distributions [ 1,735,878 and 520,160 shares, respectively ]	28,013,764	8,076,936
Capital shares repurchased [ (2,357,657) and (1,679,474) shares, respectively ]	(44,508,906)	(23,413,659)

Total Class IB transactions	10,309,810	(4,461,103)

Class K
Capital shares sold [ 11,895 and 3,639,561 shares, respectively ]	220,725	43,252,269
Capital shares issued in reinvestment of dividends and distributions [ 2,431,006 and 845,857 shares, respectively ]	39,196,521	13,121,100
Capital shares repurchased [ (2,873,598) and (2,701,570) shares, respectively ]	(53,340,163)	(38,748,909)

Total Class K transactions	(13,922,917)	17,624,460

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,086,711)	12,917,551

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,850,562)	40,787,464
NET ASSETS:
Beginning of year	360,694,067	319,906,603

End of year	$357,843,505	$360,694,067

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021		2020	2019	2018	2017
Net asset value, beginning of year	$16.44		$15.58	$13.25	$17.56	$17.32

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	(2)	0.09	0.13	0.09	0.07	(1)
Net realized and unrealized gain (loss)	3.09		1.76	3.23	(2.18)	1.92

Total from investment operations	3.14		1.85	3.36	(2.09)	1.99

Less distributions:
Dividends from net investment income	(0.07)		(0.11)	(0.14)	(0.10)	(0.09)
Distributions from net realized gains	(3.48)		(0.88)	(0.89)	(2.12)	(1.66)

Total dividends and distributions	(3.55)		(0.99)	(1.03)	(2.22)	(1.75)

Net asset value, end of year	$16.03		$16.44	$15.58	$13.25	$17.56

Total return	19.65%		12.33%	25.53%	(12.86)%	11.72%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,719		$2,260	$2,439	$2,337	$3,545
Ratio of expenses to average net assets:
After waivers (f)	1.05	%**	1.09%	1.10%	1.10%	1.10%
Before waivers (f)	1.13	%**	1.15%	1.16%	1.15%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.28	%(bb)	0.62%	0.86%	0.53%	0.42	%(aa)
Before waivers (f)	0.20	%(bb)	0.56%	0.80%	0.48%	0.38	%(aa)
Portfolio turnover rate^	37%		55%	41%	36%	26%

	Year Ended December 31,
Class IB	2021		2020	2019	2018	2017
Net asset value, beginning of year	$16.46		$15.60	$13.27	$17.58	$17.33

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	(2)	0.09	0.13	0.09	0.07	(1)
Net realized and unrealized gain (loss)	3.09		1.76	3.23	(2.18)	1.93

Total from investment operations	3.14		1.85	3.36	(2.09)	2.00

Less distributions:
Dividends from net investment income	(0.07)		(0.11)	(0.14)	(0.10)	(0.09)
Distributions from net realized gains	(3.48)		(0.88)	(0.89)	(2.12)	(1.66)

Total dividends and distributions	(3.55)		(0.99)	(1.03)	(2.22)	(1.75)

Net asset value, end of year	$16.05		$16.46	$15.60	$13.27	$17.58

Total return	19.61%		12.31%	25.49%	(12.83)%	11.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$149,168		$140,170	$138,508	$119,355	$160,058
Ratio of expenses to average net assets:
After waivers (f)	1.05	%**	1.09%	1.10%	1.10%	1.10%
Before waivers (f)	1.13	%**	1.15%	1.16%	1.15%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.28	%(bb)	0.62%	0.86%	0.53%	0.42	%(aa)
Before waivers (f)	0.20	%(bb)	0.56%	0.80%	0.48%	0.38	%(aa)
Portfolio turnover rate^	37%		55%	41%	36%	26%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021		2020	2019	2018	2017
Net asset value, beginning of year	$16.44		$15.57	$13.25	$17.56	$17.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	(2)	0.12	0.17	0.14	0.12	(1)
Net realized and unrealized gain (loss)	3.08		1.77	3.22	(2.18)	1.92

Total from investment operations	3.18		1.89	3.39	(2.04)	2.04

Less distributions:
Dividends from net investment income	(0.11)		(0.14)	(0.18)	(0.15)	(0.13)
Distributions from net realized gains	(3.48)		(0.88)	(0.89)	(2.12)	(1.66)

Total dividends and distributions	(3.59)		(1.02)	(1.07)	(2.27)	(1.79)

Net asset value, end of year	$16.03		$16.44	$15.57	$13.25	$17.56

Total return	19.91%		12.63%	25.74%	(12.61)%	12.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$205,957		$218,265	$178,960	$119,209	$139,469
Ratio of expenses to average net assets:
After waivers (f)	0.80	%**	0.84%	0.85%	0.85%	0.85%
Before waivers (f)	0.88	%**	0.90%	0.91%	0.91%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.53	%(bb)	0.87%	1.12%	0.79%	0.67	%(aa)
Before waivers (f)	0.45	%(bb)	0.80%	1.06%	0.74%	0.62	%(aa)
Portfolio turnover rate^	37%		55%	41%	36%	26%
**	Includes Interest Expense of less than 0.005%.
(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.05, $0.05 and $0.09 for Class IA, Class IB and Class K, respectively.
(2)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.04, $0.04 and $0.09 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.14% lower.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.07% lower.

See Notes to Financial Statements.

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	1.11%	4.19%
Bloomberg U.S. Aggregate Bond Index	(1.54)	5.31

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.11% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned (1.54)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio’s allocation across corporate sectors was the main contributor to absolute performance, with high-yield corporate bonds providing the most significant boost to results.

•	Allocation to senior secured floating-rate bank loans, investment-grade corporate bonds and collateralized loan obligations (CLOs) also benefited returns.

•	Allocations to non-agency residential mortgage-backed securities (RMBS), U.S. Treasury Inflation-Protected Securities (TIPS), and taxable and tax-exempt municipal bonds also benefited results.

•	Sovereign emerging-market (EM) and developed-market debt and non-U.S. dollar denominated EM debt contributed returns.

•	Gains from a long Indonesian rupiah currency position were more than offset from other currency positions.

What hurt performance during the year:

•	Allocation to non-U.S. dollar denominated developed-market debt hindered performance.

•

Foreign currency performance detracted from results overall, primarily from long Colombian peso, Japanese yen, Turkish lira, Uruguayan peso, Australian dollar, South Korean won and short Canadian dollar positions.

How derivatives contributed/detracted from performance during the year:

The Portfolio utilized currency forwards, government bond futures, and index credit default swaps as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to certain currencies, government bonds, and credit sectors.

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

At year end we maintained our largest exposure in high yield corporate credit. With limited defaults, ample issuer liquidity, and strong economic underpinnings, U.S. high yield spreads more than compensate for expected intermediate-term default losses, in our view. While 2022 could see continued volatility arising from persistent inflationary pressures, a shifting Federal Reserve reaction function, increased equity volatility and ongoing uncertainty from COVID-19 variants such as the latest Omicron variant, we nonetheless believe U.S. high yield is positioned to provide attractive risk-adjusted returns given a combination of relative yield, moderate duration, and improving credit quality.

We added to our senior secured floating-rate bank loan exposure, while reducing our CLO exposure during the 12-month reporting period. We maintained our investment grade corporate bond exposure. The Portfolio’s second largest allocation was in sovereign EM debt as we maintain our moderately bullish outlook for the asset class and anticipate that in an environment of still abundant liquidity, flows into the asset class will be supportive of further spread tightening. Within the

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO (Unaudited)

securitized sectors, we favored RMBS, but pared allocation over the period amid strong sector performance. We increased our allocation to U.S. Treasurys. We reduced exposure to agency MBS and taxable municipal bonds. We eliminated our allocation to TIPS.

As the Federal Reserve has acknowledged, it needs to react to high inflation and adjust its policy. This will limit its ability to support and stabilize asset prices and markets will need to adjust and get used to it. Furthermore, the economy remains subject to elements of uncertainty, from developments in the COVID-19 pandemic to the way companies are adjusting to supply chain disruptions, to changes in economic policy around the world. Despite the potential challenges facing investors, however, we remain optimistic that solid investment opportunities that would benefit from strong economic growth exist, while remaining defensive toward the possibility of continued inflation and rising interest rates.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	5.75
Weighted Average Coupon (%)	4.13
Weighted Average Effective Duration (Years)*	3.53
Weighted Average Rating**	BBB-

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser.A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	% of Net Assets
Consumer Discretionary	9.8%
Foreign Government Securities	8.7
Materials	8.6
Industrials	8.6
Collateralized Mortgage Obligations	8.5
Communication Services	6.6
U.S. Treasury Obligations	6.3
Asset-Backed Securities	6.3
Energy	6.2
Financials	5.5
Health Care	4.4
Utilities	4.1
Consumer Staples	3.9
Information Technology	3.9
Real Estate	2.4
Repurchase Agreements	1.3
Mortgage-Backed Securities	1.2
Investment Companies	0.9
Municipal Bonds	0.9
Supranational	0.7
Exchange Traded Fund	0.5
Commercial Mortgage-Backed Securities	0.2
Cash and Other	0.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$999.90	$4.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.56	4.69

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.92%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (6.3%)
AMMC CLO 15 Ltd.,
Series 2014-15A BR3 1.774%, 1/15/32 (l)§		$250,000	$250,000
Anchorage Capital CLO 3-R Ltd.,
Series 2014-3RA B 1.636%, 1/28/31 (l)§		500,000	499,809
Antares CLO Ltd.,
Series 2018-1A B 1.781%, 4/20/31 (l)§		345,000	344,050
Atrium XV,
Series 15A A1 1.294%, 1/23/31 (l)§		300,000	300,010
Series 15A B 1.874%, 1/23/31 (l)§		300,000	298,056
BlueMountain Fuji Eur CLO V DAC,
Series 5A B 1.550%, 1/15/33 (l)§	EUR	250,000	280,327
Burnham Park CLO Ltd.,
Series 2016-1A BR 1.631%, 10/20/29 (l)§		$250,000	250,007
Buttermilk Park CLO Ltd.,
Series 2018-1A C 2.224%, 10/15/31 (l)§		334,000	333,616
Carlyle GMS Finance MM CLO LLC,
Series 2015-1A A2R 2.324%, 10/15/31 (l)§		287,000	285,661
Cedar Funding IX CLO Ltd.,
Series 2018-9A B 1.532%, 4/20/31 (l)§		250,000	247,557
CIFC Funding 2014 Ltd.,
Series 2014-1A BR2 1.522%, 1/18/31 (l)§		250,000	248,075
CIFC Funding Ltd.,
Series 2012-2RA B 1.681%, 1/20/28 (l)§		250,000	249,422
Citibank Credit Card Issuance Trust,
Series 2017-A7 A7 0.473%, 8/8/24 (l)		353,000	353,626
Dryden 42 Senior Loan Fund,
Series 2016-42A CR 2.174%, 7/15/30 (l)§		500,000	500,313
Harbor Park CLO Ltd.,
Series 2018-1A B1 1.832%, 1/20/31 (l)§		250,000	250,024
Home Partners of America Trust,
Series 2021-2 B 2.302%, 12/17/26§		359,789	360,414
Series 2021-3 B 2.649%, 1/17/41§		140,000	139,964
Madison Park Euro Funding VIII DAC,
Series 8A BRN 1.700%, 4/15/32 (l)§	EUR	250,000	284,631
Mill City Mortgage Loan Trust,
Series 2018-4 A1B 3.500%, 4/25/66 (l)§		$220,958	225,578
OCP CLO Ltd.,
Series 2014-5A BR 1.925%, 4/26/31 (l)§		250,000	247,639
Octagon 53 Ltd.,
Series 2021-1A C 1.974%, 4/15/34 (l)§		150,000	147,640
Octagon Investment Partners 28 Ltd.,
Series 2016-1A BR 1.924%, 10/24/30 (l)§		250,000	249,735
THL Credit Wind River CLO Ltd.,
Series 2017-4A B 1.610%, 11/20/30 (l)§		350,000	348,962
United Airlines Pass-Through Trust,
Series 2020-1 B 4.875%, 1/15/26		44,900	46,587
Voya CLO Ltd.,
Series 2013-2A A2AR 1.524%, 4/25/31 (l)§		300,000	297,110

Total Asset-Backed Securities			7,038,813

Collateralized Mortgage Obligations (8.5%)
BRAVO Residential Funding Trust,
Series 2019-1 A1C 3.500%, 3/25/58§		64,902	65,815
Series 2019-2 A3 3.500%, 10/25/44 (l)§		136,925	140,703
CIM Trust,
Series 2019-INV1 A1 4.000%, 2/25/49 (l)§		42,587	42,953
Series 2019-INV2 A3 4.000%, 5/25/49 (l)§		85,709	86,982
FHLMC STACR Debt Notes,
Series 2013-DN2 M2 4.353%, 11/25/23 (l)		205,113	211,362
Series 2014-DN2 M3 3.703%, 4/25/24 (l)		161,057	164,898
Series 2014-DN4 M3 4.653%, 10/25/24 (l)		51,956	53,234
Series 2015-DNA3 M3 4.803%, 4/25/28 (l)		252,290	260,039
Series 2016-DNA1 M3 5.653%, 7/25/28 (l)		194,474	202,515
Series 2016-DNA2 M3 4.753%, 10/25/28 (l)		213,346	220,966
Series 2017-DNA2 M2 3.553%, 10/25/29 (l)		290,000	298,391
Series 2017-DNA3 M2 2.603%, 3/25/30 (l)		864,442	881,079
FHLMC STACR REMIC Trust,
Series 2020-DNA2 M2 1.953%, 2/25/50 (l)§		362,307	363,557
Series 2020-HQA3 M2 3.703%, 7/25/50 (l)§		59,881	60,124
FNMA,
Series 2013-C01 M2 5.353%, 10/25/23 (l)		188,306	195,935
Series 2014-C01 M2 4.503%, 1/25/24 (l)		243,918	252,642
Series 2014-C02 1M2 2.703%, 5/25/24 (l)		145,500	148,212
Series 2014-C02 2M2 2.703%, 5/25/24 (l)		207,568	210,553

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Series 2014-C03 1M2 3.103%, 7/25/24 (l)	$229,792	$233,324
Series 2014-C03 2M2 3.003%, 7/25/24 (l)	116,526	118,245
Series 2015-C01 1M2 4.403%, 2/25/25 (l)	42,054	42,877
Series 2015-C02 1M2 4.103%, 5/25/25 (l)	157,542	160,312
Series 2015-C02 2M2 4.103%, 5/25/25 (l)	9,574	9,600
Series 2015-C03 1M2 5.103%, 7/25/25 (l)	222,557	228,694
Series 2015-C03 2M2 5.103%, 7/25/25 (l)	16,498	16,553
Series 2016-C01 1M2 6.853%, 8/25/28 (l)	58,031	60,889
Series 2016-C02 1M2 6.103%, 9/25/28 (l)	481,854	497,876
Series 2016-C03 1M2 5.403%, 10/25/28 (l)	288,882	299,235
Series 2016-C05 2M2 4.553%, 1/25/29 (l)	264,070	273,528
Series 2016-C06 1M2 4.353%, 4/25/29 (l)	148,480	153,289
Series 2016-C07 2M2 4.453%, 5/25/29 (l)	299,586	311,014
Series 2017-C01 1M2 3.653%, 7/25/29 (l)	296,209	303,317
Series 2017-C03 1M2 3.103%, 10/25/29 (l)	563,942	577,023
Series 2017-C04 2M2 2.953%, 11/25/29 (l)	33,361	34,197
Series 2017-C05 1M2 2.303%, 1/25/30 (l)	399,209	406,028
JP Morgan Mortgage Trust,
Series 2021-13 A4 2.500%, 4/25/52 (l)§	456,252	459,122
Series 2021-15 A4 2.500%, 6/25/52 (l)§	140,000	141,214
Series 2021-6 A4 2.500%, 10/25/51 (l)§	353,584	356,691
OBX Trust,
Series 2021-J3 A4 2.500%, 10/25/51 (l)§	95,304	96,261
Provident Funding Mortgage Trust,
Series 2019-1 A2 3.000%, 12/25/49 (l)§	49,494	49,477
Series 2021-J1 A3 2.500%, 10/25/51 (l)§	274,784	277,542
PSMC Trust,
Series 2021-3 A3 2.500%, 8/25/51 (l)§	547,367	552,178

Total Collateralized Mortgage Obligations		9,518,446

Commercial Mortgage-Backed Securities (0.2%)
BX Commercial Mortgage Trust,
Series 2021-VOLT A 0.810%, 9/15/36 (l)§	100,000	99,656
Series 2021-VOLT B 1.060%, 9/15/36 (l)§	110,000	109,003
Commercial Mortgage Trust,
Series 2006-GG7 AJ 6.012%, 7/10/38 (l)	48,197	40,245

Total Commercial Mortgage-Backed Securities		248,904

Corporate Bonds (55.0%)
Communication Services (5.3%)
Diversified Telecommunication Services (1.5%)
Altice France Holding SA 6.000%, 2/15/28§	400,000	382,964
AT&T, Inc. 3.650%, 9/15/59	150,000	151,401
CCO Holdings LLC 4.500%, 8/15/30§	100,000	102,228
4.500%, 5/1/32	300,000	309,720
Iliad Holding SASU 7.000%, 10/15/28§	300,000	314,859
Virgin Media Secured Finance plc 4.500%, 8/15/30§	400,000	402,879

		1,664,051

Entertainment (0.4%)
Live Nation Entertainment, Inc. 3.750%, 1/15/28§	100,000	99,250
Netflix, Inc. 5.875%, 11/15/28	300,000	361,278

		460,528

Interactive Media & Services (0.3%)
Tencent Holdings Ltd. 2.390%, 6/3/30§	400,000	391,700

Media (2.5%)
Charter Communications Operating LLC 2.800%, 4/1/31	500,000	491,875
Clear Channel Outdoor Holdings, Inc. 7.750%, 4/15/28§	100,000	107,750
7.500%, 6/1/29§	100,000	107,250
Clear Channel Worldwide Holdings, Inc. 5.125%, 8/15/27§	100,000	103,162
Diamond Sports Group LLC 5.375%, 8/15/26§	300,000	148,875
Directv Financing LLC 5.875%, 8/15/27§	100,000	102,333
DISH DBS Corp. 5.750%, 12/1/28§	300,000	302,438
Nexstar Media, Inc. 4.750%, 11/1/28§	300,000	306,000
Outfront Media Capital LLC 4.250%, 1/15/29§	300,000	300,546
Sinclair Television Group, Inc. 5.500%, 3/1/30 (x)§	100,000	97,250
4.125%, 12/1/30§	200,000	190,000
Sirius XM Radio, Inc. 4.000%, 7/15/28§	200,000	200,810
Univision Communications, Inc. 5.125%, 2/15/25§	379,000	381,501

		2,839,790

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Wireless Telecommunication Services (0.6%)
T-Mobile USA, Inc. 3.875%, 4/15/30	$400,000	$436,788
3.300%, 2/15/51	200,000	193,250

		630,038

Total Communication Services		5,986,107

Consumer Discretionary (8.2%)
Auto Components (1.5%)
Allison Transmission, Inc. 5.875%, 6/1/29§	200,000	218,250
3.750%, 1/30/31§	200,000	193,500
Dana, Inc. 5.625%, 6/15/28	300,000	319,875
Dornoch Debt Merger Sub, Inc. 6.625%, 10/15/29§	300,000	296,610
Goodyear Tire & Rubber Co. (The) 4.875%, 3/15/27	300,000	317,250
Real Hero Merger Sub 2, Inc. 6.250%, 2/1/29§	300,000	300,750

		1,646,235

Automobiles (0.3%)
Jaguar Land Rover Automotive plc 5.500%, 7/15/29§	300,000	298,661

Diversified Consumer Services (0.2%)
Grand Canyon University 5.125%, 10/1/28	200,000	204,812

Hotels, Restaurants & Leisure (3.7%)
Boyd Gaming Corp. 4.750%, 6/15/31§	100,000	102,377
Carnival Corp. 5.750%, 3/1/27§	500,000	500,000
Everi Holdings, Inc. 5.000%, 7/15/29§	200,000	202,500
Golden Nugget, Inc. 6.750%, 10/15/24§	168,000	168,000
Las Vegas Sands Corp. 3.900%, 8/8/29 (x)	250,000	251,782
Melco Resorts Finance Ltd. 5.750%, 7/21/28§	200,000	195,200
MGM Resorts International 4.750%, 10/15/28	300,000	309,000
Motion Bondco DAC 6.625%, 11/15/27§	200,000	202,000
NCL Corp. Ltd. 5.875%, 3/15/26§	500,000	498,815
Papa John’s International, Inc. 3.875%, 9/15/29§	100,000	99,375
Penn National Gaming, Inc. 4.125%, 7/1/29§	300,000	291,000
Premier Entertainment Sub LLC 5.625%, 9/1/29§	100,000	99,000
5.875%, 9/1/31§	100,000	100,188
Royal Caribbean Cruises Ltd. 5.500%, 8/31/26§	200,000	203,360
3.700%, 3/15/28	250,000	234,137
Studio City Finance Ltd. 5.000%, 1/15/29§	400,000	359,325
Wynn Macau Ltd. 5.625%, 8/26/28§	400,000	368,250

		4,184,309

Household Durables (0.7%)
M/I Homes, Inc. 3.950%, 2/15/30	200,000	197,500
Mohawk Industries, Inc. 3.625%, 5/15/30	400,000	428,065
Williams Scotsman International, Inc. 4.625%, 8/15/28§	200,000	205,500

		831,065

Internet & Direct Marketing Retail (0.6%)
Alibaba Group Holding Ltd. 4.000%, 12/6/37	200,000	215,750
JD.com, Inc. 3.375%, 1/14/30	300,000	313,050
Match Group Holdings II LLC 3.625%, 10/1/31§	200,000	194,898

		723,698

Multiline Retail (0.3%)
K2016470219 South Africa Ltd. 3.000%, 12/31/22 PIK§	238,371	99
Nordstrom, Inc. 4.250%, 8/1/31 (x)	400,000	390,000

		390,099

Specialty Retail (0.8%)
AutoNation, Inc. 4.750%, 6/1/30	50,000	57,154
Lithia Motors, Inc. 3.875%, 6/1/29§	200,000	204,180
4.375%, 1/15/31§	100,000	107,125
Michaels Cos., Inc. (The) 7.875%, 5/1/29§	100,000	98,250
Park River Holdings, Inc. 6.750%, 8/1/29§	300,000	293,250
Party City Holdings, Inc.
(ICE LIBOR USD 6 Month + 5.00%, 5.75% Floor), 5.750%, 7/15/25 (k)§	25,029	23,434
Victoria’s Secret & Co. 4.625%, 7/15/29§	100,000	102,250

		885,643

Textiles, Apparel & Luxury Goods (0.1%)
Kontoor Brands, Inc. 4.125%, 11/15/29§	100,000	99,875

Total Consumer Discretionary		9,264,397

Consumer Staples (3.6%)
Beverages (0.8%)
Anheuser-Busch InBev Worldwide, Inc. 3.500%, 6/1/30	500,000	544,866
Primo Water Holdings, Inc. 4.375%, 4/30/29§	300,000	297,375

		842,241

Food & Staples Retailing (0.2%)
Cencosud SA 4.375%, 7/17/27§	200,000	212,475

Food Products (1.4%)
Bimbo Bakeries USA, Inc. 4.000%, 5/17/51§	200,000	216,975

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Chobani LLC 4.625%, 11/15/28§		$400,000	$409,752
JBS Finance Luxembourg Sarl
2.500%, 1/15/27 (x)§		200,000	198,499
3.625%, 1/15/32§		200,000	201,000
Kraft Heinz Foods Co. 3.875%, 5/15/27		100,000	108,165
Lamb Weston Holdings, Inc. 4.125%, 1/31/30§		400,000	409,668

			1,544,059

Household Products (0.7%)
Central Garden & Pet Co. 4.125%, 4/30/31§		200,000	200,500
Energizer Holdings, Inc. 4.375%, 3/31/29§		300,000	292,785
Kimberly-Clark de Mexico SAB de CV 2.431%, 7/1/31§		200,000	198,438
Spectrum Brands, Inc. 3.875%, 3/15/31§		100,000	98,750

			790,473

Personal Products (0.4%)
Oriflame Investment Holding plc 5.125%, 5/4/26§		200,000	184,000
Prestige Brands, Inc. 3.750%, 4/1/31§		300,000	291,000

			475,000

Tobacco (0.1%)
Altria Group, Inc. 3.400%, 5/6/30		150,000	153,977

Total Consumer Staples			4,018,225

Energy (6.0%)
Energy Equipment & Services (0.6%)
Nabors Industries Ltd. 7.250%, 1/15/26§		200,000	185,208
Nabors Industries, Inc. 7.375%, 5/15/27§		100,000	103,081
Weatherford International Ltd.
11.000%, 12/1/24§		12,000	12,360
8.625%, 4/30/30§		400,000	411,000

			711,649

Oil, Gas & Consumable Fuels (5.4%)
Antero Resources Corp.
8.375%, 7/15/26§		64,000	72,868
7.625%, 2/1/29§		84,000	94,080
Apache Corp.
4.625%, 11/15/25		200,000	214,250
4.875%, 11/15/27		200,000	217,250
Cheniere Energy, Inc. 4.625%, 10/15/28		100,000	106,169
Crestwood Midstream Partners LP 6.000%, 2/1/29§		400,000	414,500
CrownRock LP 5.000%, 5/1/29§		100,000	104,125
CVR Energy, Inc. 5.250%, 2/15/25§		200,000	195,100
DT Midstream, Inc. 4.375%, 6/15/31§		200,000	207,750
Ecopetrol SA
4.125%, 1/16/25		100,000	101,769
4.625%, 11/2/31		100,000	97,130
Energy Transfer LP 3.750%, 5/15/30		200,000	211,648
EnLink Midstream LLC
5.625%, 1/15/28§		100,000	104,250
5.375%, 6/1/29		300,000	309,375
EnQuest plc 7.000%, 10/15/23 PIK (m)		157,437	146,220
Hilcorp Energy I LP 6.000%, 2/1/31§		200,000	207,000
Martin Midstream Partners LP
10.000%, 2/29/24§		72,740	73,922
11.500%, 2/28/25§		330,330	346,434
MPLX LP 2.650%, 8/15/30		500,000	497,016
Occidental Petroleum Corp.
8.875%, 7/15/30		200,000	271,250
6.125%, 1/1/31 (x)		100,000	121,000
6.450%, 9/15/36		100,000	127,500
Petroleos Mexicanos 6.625%, 6/15/35		200,000	191,500
Rattler Midstream LP 5.625%, 7/15/25§		400,000	416,000
Sabine Pass Liquefaction LLC 4.500%, 5/15/30		400,000	451,359
Sanchez Energy Corp. 6.125%, 1/15/23 (h)		57,000	1,853
Sunoco LP
6.000%, 4/15/27		100,000	103,990
4.500%, 5/15/29		400,000	405,568
Venture Global Calcasieu Pass LLC
3.875%, 8/15/29§		100,000	104,000
4.125%, 8/15/31§		100,000	106,405

			6,021,281

Total Energy			6,732,930

Financials (4.5%)
Banks (2.1%)
Banco Santander SA 2.749%, 12/3/30		200,000	195,054
Bank of America Corp. (SOFR + 1.93%), 2.676%, 6/19/41 (k)		200,000	191,745
Banque Centrale de Tunisie International Bond 5.625%, 2/17/24 (m)	EUR	700,000	618,194
China Construction Bank Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 4.250%, 2/27/29 (k)(m)		$200,000	210,102
HSBC Holdings plc (SOFR + 2.39%), 2.848%, 6/4/31 (k)		300,000	304,500
JPMorgan Chase & Co. (SOFR + 2.04%), 2.522%, 4/22/31 (k)		300,000	302,364
Societe Generale SA (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.889%, 6/9/32 (k)§		200,000	199,195

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
SVB Financial Group 3.125%, 6/5/30	$100,000	$104,684
UniCredit SpA (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.127%, 6/3/32 (k)§	200,000	197,089

		2,322,927

Capital Markets (0.7%)
Israel Electric Corp. Ltd. 4.250%, 8/14/28 (m)	300,000	329,306
Morgan Stanley (ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	191,000	205,635
MSCI, Inc. 3.250%, 8/15/33§	300,000	303,375

		838,316

Consumer Finance (0.5%)
AerCap Ireland Capital DAC 3.400%, 10/29/33	150,000	152,862
PRA Group, Inc. 5.000%, 10/1/29§	100,000	100,750
PROG Holdings, Inc. 6.000%, 11/15/29§	300,000	308,040

		561,652

Diversified Financial Services (0.6%)
Jefferson Capital Holdings LLC 6.000%, 8/15/26§	200,000	203,750
MPH Acquisition Holdings LLC 5.500%, 9/1/28§	100,000	101,375
5.750%, 11/1/28 (x)§	400,000	380,400

		685,525

Insurance (0.3%)
Arch Capital Group Ltd. 3.635%, 6/30/50	300,000	322,042

Mortgage Real Estate Investment Trusts (REITs) (0.3%)
Apollo Commercial Real Estate Finance, Inc. (REIT) 4.625%, 6/15/29§	300,000	292,182

Total Financials		5,022,644

Health Care (3.6%)
Biotechnology (0.3%)
AbbVie, Inc. 3.200%, 11/21/29	300,000	321,234

Health Care Equipment & Supplies (0.3%)
Mozart Debt Merger Sub, Inc. 3.875%, 4/1/29§	100,000	99,647
5.250%, 10/1/29§	200,000	202,560

		302,207

Health Care Providers & Services (1.7%)
Anthem, Inc. 3.700%, 9/15/49	50,000	55,838
Centene Corp. 4.250%, 12/15/27	200,000	208,500
3.375%, 2/15/30	200,000	203,750
2.625%, 8/1/31	100,000	98,163
Community Health Systems, Inc. 5.625%, 3/15/27§	200,000	211,154
6.875%, 4/15/29§	100,000	101,375
CVS Health Corp. 1.750%, 8/21/30	200,000	190,552
DaVita, Inc. 4.625%, 6/1/30§	400,000	407,500
HCA, Inc. 3.500%, 9/1/30	200,000	210,500
ModivCare Escrow Issuer, Inc. 5.000%, 10/1/29§	100,000	101,375
Orlando Health Obligated Group 3.777%, 10/1/28	75,000	82,366
Quest Diagnostics, Inc. 2.800%, 6/30/31	50,000	51,574

		1,922,647

Pharmaceuticals (1.3%)
Bausch Health Americas, Inc. 8.500%, 1/31/27§	100,000	105,775
Bausch Health Cos., Inc. 4.875%, 6/1/28§	200,000	204,374
Bayer US Finance II LLC 4.375%, 12/15/28§	211,000	235,935
Jazz Securities DAC 4.375%, 1/15/29§	300,000	309,000
Organon & Co. 5.125%, 4/30/31§	200,000	208,936
Royalty Pharma plc 3.300%, 9/2/40	100,000	100,296
Teva Pharmaceutical Finance Netherlands III BV 5.125%, 5/9/29	300,000	294,093

		1,458,409

Total Health Care		4,004,497

Industrials (7.0%)
Aerospace & Defense (0.5%)
Boeing Co. (The) 5.150%, 5/1/30	170,000	198,319
TransDigm, Inc. 6.250%, 3/15/26§	300,000	310,500

		508,819

Air Freight & Logistics (0.2%)
FedEx Corp. 4.050%, 2/15/48	150,000	168,398

Airlines (1.4%)
American Airlines, Inc. 5.750%, 4/20/29§	300,000	320,380
Azul Investments LLP 7.250%, 6/15/26§	200,000	183,162
Delta Air Lines, Inc. 4.500%, 10/20/25§	300,000	315,273
Hawaiian Brand Intellectual Property Ltd. 5.750%, 1/20/26§	300,000	315,586
International Consolidated Airlines Group SA 3.750%, 3/25/29 (m)	EUR 300,000	333,011

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
United Airlines, Inc. 4.375%, 4/15/26§		$100,000	$104,030

			1,571,442

Building Products (0.7%)
Carrier Global Corp. 2.722%, 2/15/30		400,000	407,798
Owens Corning 4.300%, 7/15/47		100,000	114,646
Standard Industries, Inc. 4.750%, 1/15/28§		100,000	103,500
4.375%, 7/15/30§		100,000	101,637
3.375%, 1/15/31§		100,000	96,187

			823,768

Commercial Services & Supplies (0.9%)
APCOA Parking Holdings GmbH 4.625%, 1/15/27§	EUR	100,000	112,768
APX Group, Inc. 5.750%, 7/15/29§		$200,000	197,000
Prime Security Services Borrower LLC 3.375%, 8/31/27§		450,000	434,016
Stericycle, Inc. 3.875%, 1/15/29§		300,000	295,125

			1,038,909

Construction & Engineering (0.3%)
Arcosa, Inc. 4.375%, 4/15/29§		100,000	100,625
Great Lakes Dredge & Dock Corp. 5.250%, 6/1/29§		100,000	103,000
Rutas 2 and 7 Finance Ltd. (Zero Coupon), 9/30/36§		200,000	146,000

			349,625

Electrical Equipment (0.5%)
Sensata Technologies BV 4.000%, 4/15/29§		300,000	306,375
Vertiv Group Corp . 4.125%, 11/15/28§		300,000	301,500

			607,875

Machinery (0.7%)
ATS Automation Tooling Systems, Inc. 4.125%, 12/15/28§		400,000	403,000
TK Elevator U.S. Newco, Inc. 5.250%, 7/15/27§		400,000	417,000

			820,000

Marine (0.4%)
ICTSI Treasury BV 4.625%, 1/16/23 (m)		400,000	414,336

Road & Rail (0.9%)
DAE Funding LLC 1.550%, 8/1/24§		200,000	196,000
First Student Bidco, Inc. 4.000%, 7/31/29§		200,000	194,250
Kazakhstan Temir Zholy Finance BV 6.950%, 7/10/42§		200,000	265,537
NESCO Holdings II, Inc. 5.500%, 4/15/29§		100,000	103,125
Russian Railways 5.700%, 4/5/22 (m)		200,000	201,538

			960,450

Trading Companies & Distributors (0.5%)
H&E Equipment Services, Inc. 3.875%, 12/15/28§		300,000	297,771
Herc Holdings, Inc. 5.500%, 7/15/27§		200,000	208,000
WESCO Distribution, Inc. 7.250%, 6/15/28§		100,000	109,250

			615,021

Total Industrials			7,878,643

Information Technology (2.1%)
Communications Equipment (0.3%)
CommScope Technologies LLC 5.000%, 3/15/27 (x)§		326,000	306,440

Electronic Equipment, Instruments & Components (0.4%)
CDW LLC 3.250%, 2/15/29		200,000	201,858
Flex Ltd. 4.875%, 5/12/30		200,000	228,180

			430,038

IT Services (1.1%)
Cablevision Lightpath LLC 3.875%, 9/15/27 (x)§		300,000	291,000
Gartner, Inc. 4.500%, 7/1/28§		200,000	209,000
3.625%, 6/15/29§		100,000	101,105
Northwest Fiber LLC 6.000%, 2/15/28 (x)§		300,000	295,313
Presidio Holdings, Inc. 4.875%, 2/1/27§		300,000	309,000

			1,205,418

Software (0.2%)
Rocket Software, Inc. 6.500%, 2/15/29§		300,000	293,250

Technology Hardware, Storage & Peripherals (0.1%)
Teledyne FLIR LLC 2.500%, 8/1/30		100,000	100,315

Total Information Technology			2,335,461

Materials (8.2%)
Chemicals (4.5%)
Alpek SAB de CV 4.250%, 9/18/29§		200,000	212,412
Anagram International, Inc. 10.000%, 8/15/26 (5% cash, 5% PIK or 10% PIK)§		14,242	14,466
Axalta Coating Systems LLC 3.375%, 2/15/29§		350,000	336,875
Braskem Idesa SAPI 6.990%, 2/20/32§		200,000	200,937
Braskem Netherlands Finance BV 4.500%, 1/31/30§		500,000	531,750
CF Industries, Inc. 5.150%, 3/15/34		200,000	240,250
CNAC HK Finbridge Co. Ltd. 4.875%, 3/14/25 (m)		200,000	216,760

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Consolidated Energy Finance SA 5.625%, 10/15/28§		$200,000	$196,222
CVR Partners LP 6.125%, 6/15/28 (x)§		100,000	105,605
Diamond BC BV 4.625%, 10/1/29§		100,000	99,000
Element Solutions, Inc. 3.875%, 9/1/28§		300,000	302,625
Gates Global LLC 6.250%, 1/15/26§		300,000	308,625
INEOS Quattro Finance 1 plc 3.750%, 7/15/26§	EUR	200,000	228,662
Ingevity Corp. 3.875%, 11/1/28§		$200,000	194,750
Kobe US Midco 2, Inc. 9.250%, 11/1/26§		100,000	102,125
LSF11 A5 HoldCo LLC 6.625%, 10/15/29§		200,000	197,000
Methanex Corp. 5.125%, 10/15/27		200,000	210,750
SABIC Capital II BV 4.500%, 10/10/28§		200,000	225,225
Sasol Financing USA LLC 6.500%, 9/27/28		250,000	270,547
SCIH Salt Holdings, Inc. 4.875%, 5/1/28§		100,000	95,625
6.625%, 5/1/29 (x)§		100,000	93,500
Syngenta Finance NV 4.892%, 4/24/25§		200,000	214,414
Unifrax Escrow Issuer Corp. 5.250%, 9/30/28§		100,000	101,075
7.500%, 9/30/29§		100,000	101,125
Westlake Chemical Corp. 3.375%, 6/15/30		100,000	106,233
Yara International ASA 3.148%, 6/4/30§		100,000	103,610

			5,010,168

Construction Materials (0.2%)
Cemex SAB de CV 3.875%, 7/11/31§		200,000	199,375

Containers & Packaging (1.4%)
Ardagh Metal Packaging Finance USA LLC 4.000%, 9/1/29§		300,000	296,682
Mauser Packaging Solutions Holding Co. 7.250%, 4/15/25 (x)§		472,000	472,000
Owens-Brockway Glass Container, Inc. 5.875%, 8/15/23§		134,000	139,863
Pactiv Evergreen Group Issuer LLC 4.375%, 10/15/28§		200,000	198,500
Pactiv Evergreen Group Issuer, Inc. 4.000%, 10/15/27§		100,000	97,000
Sealed Air Corp. 5.125%, 12/1/24§		191,000	203,892
5.500%, 9/15/25§		76,000	83,790
WRKCo., Inc. 3.000%, 6/15/33		120,000	123,015

			1,614,742

Metals & Mining (1.7%)
Commercial Metals Co. 3.875%, 2/15/31		300,000	296,625
Constellium SE 3.750%, 4/15/29§		300,000	294,576
CSN Inova Ventures 6.750%, 1/28/28§		200,000	209,913
FMG Resources August 2006 Pty. Ltd. 4.375%, 4/1/31§		100,000	105,250
Indonesia Asahan Aluminium Persero PT 5.450%, 5/15/30§		600,000	684,300
Novelis Corp. 3.875%, 8/15/31§		100,000	99,250
SunCoke Energy, Inc. 4.875%, 6/30/29§		200,000	199,000

			1,888,914

Paper & Forest Products (0.4%)
Glatfelter Corp. 4.750%, 11/15/29§		100,000	103,000
Suzano Austria GmbH 3.750%, 1/15/31		200,000	202,975
3.125%, 1/15/32		200,000	193,500

			499,475

Total Materials			9,212,674

Real Estate (2.4%)
Equity Real Estate Investment Trusts (REITs) (1.4%)
American Finance Trust, Inc. (REIT) 4.500%, 9/30/28§		200,000	201,078
Global Net Lease, Inc. (REIT) 3.750%, 12/15/27§		200,000	194,820
MGM Growth Properties Operating Partnership LP (REIT) 3.875%, 2/15/29§		100,000	105,156
MPT Operating Partnership LP (REIT) 5.250%, 8/1/26		53,000	54,723
Park Intermediate Holdings LLC (REIT) 5.875%, 10/1/28§		200,000	209,160
Simon Property Group LP (REIT) 4.250%, 11/30/46		100,000	118,746
VICI Properties LP (REIT) 3.750%, 2/15/27§		500,000	515,135
XHR LP (REIT) 4.875%, 6/1/29§		100,000	101,750

			1,500,568

Real Estate Management & Development (1.0%)
China Overseas Finance Cayman VI Ltd. 5.950%, 5/8/24 (m)		200,000	217,225
Country Garden Holdings Co. Ltd. 7.250%, 4/8/26 (m)		200,000	197,250
Five Point Operating Co. LP 7.875%, 11/15/25§		200,000	209,500
Forestar Group, Inc. 3.850%, 5/15/26§		200,000	200,500
Howard Hughes Corp. (The) 5.375%, 8/1/28§		300,000	318,948

			1,143,423

Total Real Estate			2,643,991

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Utilities (4.1%)
Electric Utilities (2.6%)
Comision Federal de Electricidad 3.348%, 2/9/31§		$300,000	$294,150
Electricite de France SA (USD Swap Semi 10 Year + 3.71%), 5.250%, 1/29/23 (k)(x)(y)§		575,000	592,250
Exelon Corp. 4.050%, 4/15/30		400,000	443,687
Leeward Renewable Energy Operations LLC 4.250%, 7/1/29§		300,000	302,640
Southern Co. (The) 4.400%, 7/1/46		300,000	353,078
State Grid Overseas Investment BVI Ltd. 3.500%, 5/4/27§		449,000	483,322
Vistra Operations Co. LLC 4.375%, 5/1/29§		300,000	300,198
4.300%, 7/15/29§		200,000	214,320

			2,983,645

Independent Power and Renewable Electricity Producers (1.5%)
Atlantica Sustainable Infrastructure plc 4.125%, 6/15/28§		200,000	201,260
Calpine Corp. 5.125%, 3/15/28§		100,000	100,875
5.000%, 2/1/31§		300,000	304,500
Clearway Energy Operating LLC 3.750%, 2/15/31§		200,000	198,500
Colbun SA 3.950%, 10/11/27§		200,000	211,413
3.150%, 3/6/30§		200,000	199,600
InterGen NV 7.000%, 6/30/23§		200,000	197,500
Talen Energy Supply LLC 7.250%, 5/15/27§		300,000	267,000

			1,680,648

Total Utilities			4,664,293

Total Corporate Bonds			61,763,862

Foreign Government Securities (8.7%)
Arab Republic of Egypt 7.625%, 5/29/32§		200,000	188,880
Argentine Republic 1.000%, 7/9/29		20,596	7,466
0.500%, 7/9/30 (e)		171,252	60,366
1.125%, 7/9/35 (e)		313,747	101,184
Dominican Republic Government Bond 8.900%, 2/15/23§	DOP	15,100,000	271,917
6.850%, 1/27/45§		$200,000	220,163
Export-Import Bank of India 3.875%, 2/1/28§		545,000	582,401
Federative Republic of Brazil 3.875%, 6/12/30		300,000	291,150
Gabonese Republic 6.625%, 2/6/31§		400,000	385,825
Oriental Republic of Uruguay 3.700%, 6/26/37 TIPS	UYU	22,979,396	575,819
Republic of Angola 8.250%, 5/9/28§		$600,000	601,050
Republic of Belarus 7.625%, 6/29/27§		400,000	367,500
6.200%, 2/28/30§		300,000	237,000
Republic of Colombia 3.875%, 4/25/27		200,000	201,475
9.850%, 6/28/27	COP	1,255,000,000	340,959
4.500%, 3/15/29		$200,000	204,162
3.125%, 4/15/31		200,000	180,162
5.000%, 6/15/45		500,000	450,094
Republic of Indonesia 4.350%, 1/8/27§		700,000	779,537
Republic of Iraq 5.800%, 1/15/28§		365,625	349,926
Republic of Kazakhstan 4.875%, 10/14/44§		300,000	367,680
Republic of Peru 6.550%, 3/14/37		200,000	271,913
Republic of South Africa 4.850%, 9/30/29		200,000	206,537
5.875%, 6/22/30 (x)		200,000	222,413
Republic of Turkey 4.875%, 10/9/26		400,000	362,075
5.950%, 1/15/31		300,000	266,250
Romania Government Bond 6.125%, 1/22/44§		150,000	195,945
Russian Federation 4.375%, 3/21/29§		400,000	440,000
Ukraine Government Bond 7.375%, 9/25/32§		500,000	445,625
1.258%, 5/31/40§		174,000	157,720
United Mexican States 3.750%, 1/11/28		200,000	215,100
4.750%, 4/27/32		200,000	226,037

Total Foreign Government Securities			9,774,331

Loan Participations (8.7%)
Communication Services (1.2%)
Diversified Telecommunication Services (0.4%)
Altice France SA, Incremental Term Loan B13 (ICE LIBOR USD 2 Month + 4.00%), 4.118%, 8/14/26 (k)		9,793	9,736
Aventiv Technologies LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 5.500%, 11/1/24 (k)		459,936	446,712

			456,448

Entertainment (0.1%)
IMG Worldwide Holdings LLC, 1st Lien Term Loan B1 (ICE LIBOR USD 1 Month + 2.75%), 2.860%, 5/18/25 (k)		146,484	143,188

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Playtika Holding Corp., Term Loan B1 (ICE LIBOR USD 1 Month + 2.75%), 2.854%, 3/13/28 (k)	$8,473	$8,429

		151,617

Media (0.7%)
Banijay Entertainment S.A.S. Facility, Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.844%, 3/1/25 (k)	101,134	100,578
Cengage Learning, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.75%), 5.750%, 7/14/26 (k)	196,502	196,882
Clear Channel Outdoor Holdings, Inc. Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.629%, 8/21/26 (k)	158,584	156,181
Diamond Sports Group LLC, Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.360%, 8/24/26 (k)	83,414	38,400
McGraw-Hill Education, Inc., Initial Term Loan (ICE LIBOR USD 1 Month + 4.75%), 5.250%, 7/28/28 (k)	57,177	56,868
Nexstar Media, Inc., Term Loan B3 (ICE LIBOR USD 1 Month + 2.25%), 2.354%, 1/17/24 (k)	134,646	134,225
Radiate Holdco LLC, Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.000%, 9/25/26 (k)	44,118	43,940
Univision Communications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.000%, 3/15/26 (k)	77,967	78,016

		805,090

Total Communication Services		1,413,155

Consumer Discretionary (1.6%)
Auto Components (0.2%)
Adient US LLC, Term Loan B1 (ICE LIBOR USD 1 Month + 3.50%), 3.604%, 4/10/28 (k)	119,400	119,272
Clarios Global LP, 1st Lien Dollar Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.354%, 4/30/26 (k)	42,366	42,049
Truck Hero, Inc., Initial Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.000%, 1/31/28 (k)	12,988	12,931

		174,252

Automobiles (0.1%)
American Trailer World Corp., 1st Lien Initial Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.500%, 3/3/28 (k)	21,884	21,767
DexKo Global, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.250%, 10/4/28 (k)	7,318	7,283
First Brands Group LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 6.000%, 3/30/27 (k)	52,568	52,726

		81,776

Diversified Consumer Services (0.2%)
KUEHG Corp., Term Loan B3 (ICE LIBOR USD 3 Month + 3.75%), 4.750%, 2/21/25 (k)	188,051	183,879
Osmosis Buyer Ltd., Initial Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.500%, 7/31/28 (k)	31,553	31,561
Rent-A-Center, Inc., Initial Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.750%, 2/17/28 (k)	41,663	41,533

		256,973

Hotels, Restaurants & Leisure (0.3%)
24 Hour Fitness Worldwide, Inc., Term Loan (ICE LIBOR USD 3 Month + 5.00%), 5.220%, 12/29/25 PIK (k)	194,574	141,958
Bally’s Corp., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 3.750%, 10/2/28 (k)	42,585	42,553
Caesars Resort Collection LLC, Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.854%, 12/23/24 (k)	97,709	97,086
Caesars Resort Collection LLC, Term Loan B1 (ICE LIBOR USD 1 Month + 3.50%), 3.604%, 7/21/25 (k)	5,157	5,153
Flynn Restaurant Group LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 4.750%, 11/22/28 (k)	18,471	18,199
Golden Nugget, Inc., Initial Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.250%, 10/4/23 (k)	11,679	11,596
IRB Holding Corp., Incremental Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.250%, 12/15/27 (k)	13,111	13,098
Medical Solutions Holdings, Inc., 1st Lien Initial Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.000%, 11/1/28 (k)	11,826	11,793

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Raptor Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.750%, 11/1/26 (k)	$15,078	$15,073
Whatabrands LLC, Initial Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.750%, 8/3/28 (k)	15,958	15,892

		372,401

Household Durables (0.1%)
Astro One Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.50%), 6.250%, 9/15/28 (k)	98,332	97,472

Internet & Direct Marketing Retail (0.0%)
Evergreen Acqco 1 LP, Initial Term Loan (ICE LIBOR USD 3 Month + 5.50%), 6.250%, 4/26/28 (k)	36,242	35,970

Leisure Products (0.4%)
Hilton Grand Vacations Borrower LLC, Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.500%, 8/2/28 (k)	72,818	72,908
Thor Industries, Inc., Term Loan B1 (ICE LIBOR USD 1 Month + 3.00%), 3.125%, 2/1/26 (k)	196,038	195,989
Varsity Brands Holding Co., Inc., 1st Lien Initial Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.500%, 12/16/24 (k)	209,149	204,862

		473,759

Specialty Retail (0.3%)
Great Outdoors Group LLC, Term Loan B2 (ICE LIBOR USD 3 Month + 3.75%), 4.500%, 3/6/28 (k)	77,895	77,919
Highline Aftermarket Acquisition LLC, 1st Lien Initial Term Loan (ICE LIBOR USD 3 Month + 4.50%), 5.250%, 11/9/27 (k)	13,741	13,569
Michaels Companies, Inc. (The), Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 5.000%, 4/15/28 (k)	99,675	98,578
PetSmart LLC, Initial Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.500%, 2/11/28 (k)	14,141	14,159
Restoration Hardware, Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 2.50%), 3.000%, 10/20/28 (k)	27,034	26,892
Staples, Inc., Refinancing New Term Loan B1 (ICE LIBOR USD 3 Month + 5.00%), 5.132%, 4/16/26 (k)	53,595	51,710

		282,827

Textiles, Apparel & Luxury Goods (0.0%)
Champ Acquisition Corp., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.50%), 5.658%, 12/19/25 (k)	27,453	27,602
Tory Burch LLC, Initial Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.500%, 4/16/28 (k)	19,638	19,573

		47,175

Total Consumer Discretionary		1,822,605

Consumer Staples (0.3%)
Beverages (0.1%)
City Brewing Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.250%, 4/5/28 (k)	98,272	92,437
Triton Water Holdings, Inc., 1st Lien Initial Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.000%, 3/31/28 (k)	38,519	38,056

		130,493

Food Products (0.0%)
Primary Products Finance LLC, Term Loan (ICE LIBOR USD 3 Month + 4.00%), 0.000%, 10/25/28 (k)	12,497	12,512

Personal Products (0.2%)
Conair Holdings LLC, 1st Lien Initial Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.250%, 5/17/28 (k)	9,975	9,968
Coty, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.353%, 4/7/25 (k)	154,683	152,218

		162,186

Total Consumer Staples		305,191

Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Lucid Energy Group II Borrower LLC, Initial Term Loan (ICE LIBOR USD 3 Month + 4.25%), 5.000%, 11/24/28 (k)	18,428	18,174

Total Energy		18,174

Financials (1.0%)
Banks (0.0%)
Hunter Holdco 3 Ltd., 1st Lien Initial Dollar Term Loan (ICE LIBOR USD 6 Month + 4.25%), 4.750%, 8/19/28 (k)	15,001	15,001

Capital Markets (0.2%)
PECF USS Intermediate Holding III Corp., Initial Term (ICE LIBOR USD 2 Month + 4.25%), 4.750%, 12/15/28 (k)	109,771	109,826
Russell Investments U.S. Institutional Holdco, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.500%, 5/30/25 (k)	123,981	123,919

		233,745

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Diversified Financial Services (0.3%)
Astra Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 5.750%, 10/25/28 (k)	$32,161	$31,464
Citadel Securities LP, Term Loan (ICE LIBOR USD 1 Month + 2.50%), 2.604%, 2/2/28 (k)	59,550	59,114
CNT Holdings I Corp., 1st Lien Initial Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.250%, 11/8/27 (k)	5,352	5,344
Edelman Financial Engines Center LLC, (The), 1st Lien Initial Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.250%, 4/7/28 (k)	79,600	79,478
Jane Street Group LLC, Dollar Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.854%, 1/26/28 (k)	28,511	28,283
Mercury Borrower, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.000%, 8/2/28 (k)	36,821	36,652
Motion Acquisition Ltd., Term Loan B1 (ICE LIBOR USD 3 Month + 3.25%), 3.474%, 11/12/26 (k)	87,086	84,945
Motion Acquisition Ltd., Term Loan B2 (ICE LIBOR USD 3 Month + 3.25%), 3.474%, 11/12/26 (k)	12,414	12,109
Verscend Holding Corp., Term Loan B1 (ICE LIBOR USD 1 Month + 4.00%), 4.104%, 8/27/25 (k)	39,447	39,397
Vertex Aerospace Services Corp., 1st Lien Initial Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.750%, 12/6/28 (k)	16,769	16,727

		393,513

Insurance (0.4%)
Acrisure LLC, 1st Lien Additional Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.250%, 2/15/27 (k)	24,070	24,010
(ICE LIBOR USD 3 Month + 4.25%), 4.750%, 2/15/27 (k)	13,731	13,705
Alliant Holdings Intermediate LLC, Initial Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.354%, 5/9/25 (k)	114,644	113,426
Alliant Holdings Intermediate LLC, New Term Loan B4 (ICE LIBOR USD 1 Month + 3.50%), 4.000%, 11/5/27 (k)	5,591	5,579
AssuredPartners, Inc., Refinancing Term Loan (ICE LIBOR USD 1 Month + 3.50%), 3.604%, 2/12/27 (k)	98,246	97,351
AssuredPartners, Inc., Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.000%, 2/12/27 (k)	10,295	10,274
Asurion LLC, 2nd Lien Term Loan B3 (ICE LIBOR USD 1 Month + 5.25%), 5.354%, 1/31/28 (k)	1,418	1,415
Asurion LLC, 2nd Lien Term Loan B4 (ICE LIBOR USD 1 Month + 5.25%), 5.354%, 1/20/29 (k)	99,339	98,884
Asurion LLC, New Term Loan B8 (ICE LIBOR USD 1 Month + 3.25%), 3.354%, 12/23/26 (k)	4,370	4,337
Asurion LLC, New Term Loan B9 (ICE LIBOR USD 1 Month + 3.25%), 3.354%, 7/31/27 (k)	33,599	33,354
CCRR Parent, Inc., 1st Lien Initial Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.500%, 3/6/28 (k)	7,265	7,274

		409,609

Thrifts & Mortgage Finance (0.1%)
Cushman & Wakefield U.S. Borrower LLC, Replacement Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.854%, 8/21/25 (k)	68,923	68,394

Total Financials		1,120,262

Health Care (0.8%)
Health Care Providers & Services (0.6%)
ADMI Corp., Incremental Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.000%, 12/23/27 (k)	15,563	15,521
Aveanna Healthcare LLC, 1st Lien Extended Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.250%, 7/17/28 (k)	19,912	19,792
eResearchTechnology, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 5.500%, 2/4/27 (k)	26,539	26,632
Gainwell Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.750%, 10/1/27 (k)	56,941	57,047
Global Medical Response, Inc., New Term Loan (ICE LIBOR USD 3 Month + 4.25%), 5.250%, 3/14/25 (k)	15,267	15,188
Heartland Dental LLC, Incremental Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.104%, 4/30/25 (k)	11,347	11,312
Icon plc, Term Loan (ICE LIBOR USD 3 Month + 2.25%), 2.750%, 7/3/28 (k)	18,450	18,443
Medline Borrower LP, Initial Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.750%, 10/23/28 (k)	19,215	19,195
Pathway Vet Alliance LLC, 1st Lien Replacement Term Loan (ICE LIBOR USD 1 Month + 3.75%), 3.854%, 3/31/27 (k)	99,082	98,649
Phoenix Guarantor, Inc., 1st Lien Term Loan B1 (ICE LIBOR USD 1 Month + 3.25%), 3.354%, 3/5/26 (k)	49,000	48,650

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Phoenix Guarantor, Inc., 1st Lien Term Loan B3 (ICE LIBOR USD 1 Month + 3.50%), 3.604%, 3/5/26 (k)	$89,102	$88,640
Phoenix Newco, Inc., 1st Lien Initial Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.000%, 11/15/28 (k)	9,419	9,413
Pluto Acquisition I, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 4.175%, 6/22/26 (k)	18,008	17,911
Radiology Partners, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.360%, 7/9/25 (k)	130,557	128,558
U.S. Anesthesia Partners, Inc., 1st Lien Initial Term Loan (ICE LIBOR USD 3 Month + 4.25%), 4.750%, 10/1/28 (k)	14,885	14,829
U.S. Renal Care, Inc., Initial Term Loan (ICE LIBOR USD 1 Month + 5.00%), 5.090%, 6/26/26 (k)	121,476	117,883

		707,663

Health Care Technology (0.1%)
athenahealth, Inc., 1st Lien Term Loan B1 (ICE LIBOR USD 3 Month + 4.25%), 4.400%, 2/11/26 (k)	92,000	91,856

Metals & Mining (0.0%)
U.S. Radiology Specialists, Inc. (U.S. Outpatient Imaging Services, Inc.), Term Loan (ICE LIBOR USD 3 Month + 5.25%), 5.750%, 12/15/27 (k)	19,945	19,887

Pharmaceuticals (0.1%)
Jazz Pharmaceuticals, Inc., Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.000%, 5/5/28 (k)	15,441	15,498
Organon & Co., Dollar Term Loan (ICE LIBOR USD 3 Month + 3.00%), 3.500%, 6/2/28 (k)	48,208	48,228
PetVet Care Centers LLC, 1st Lien Replacement Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.250%, 2/14/25 (k)	8,159	8,148

		71,874

Total Health Care		891,280

Industrials (1.6%)
Aerospace & Defense (0.2%)
Cobham Ultra US Co., Term Loan (ICE LIBOR USD 1 Month + 3.75%), 0.000%, 11/17/28 (k)	9,775	9,763
Dynasty Acquisition Co., Inc., Term Loan B1 (ICE LIBOR USD 3 Month + 3.50%), 3.724%, 4/6/26 (k)	137,244	133,454
Dynasty Acquisition Co., Inc., Term Loan B2 (ICE LIBOR USD 3 Month + 3.50%), 3.724%, 4/6/26 (k)	73,787	71,750

		214,967

Airlines (0.6%)
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Initial Term Loan (ICE LIBOR USD 3 Month + 4.75%), 5.500%, 4/20/28 (k)	24,868	25,745
Air Canada, Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.250%, 8/11/28 (k)	319,225	317,961
Allegiant Travel Co., Replacement Term Loan (ICE LIBOR USD 3 Month + 3.00%), 3.158%, 2/5/24 (k)	138,528	137,593
Kestrel Bidco, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.000%, 12/11/26 (k)	160,789	155,720
SkyMiles IP Ltd., Initial Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.750%, 10/20/27 (k)	27,591	29,140

		666,159

Commercial Services & Supplies (0.2%)
Allied Universal Holdco LLC, Initial Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.250%, 5/12/28 (k)	29,127	28,981
Amentum Government Services Holdings LLC, 1st Lien Tranche 2 Term Loan (ICE LIBOR USD 3 Month + 4.75%), 5.500%, 1/29/27 (k)	19,850	19,794
APX Group, Inc., Initial Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.000%, 7/10/28 (k)	12,240	12,205
CHG Healthcare Services, Inc., 1st Lien Initial Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.000%, 9/29/28 (k)	8,552	8,543
Pitney Bowes, Inc., Refinancing Tranche Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.110%, 3/17/28 (k)	104,428	103,471
Prime Security Services Borrower LLC, 1st Lien Refinancing Term Loan B1 (ICE LIBOR USD 3 Month + 2.75%), 3.500%, 9/23/26 (k)	55,427	55,345
Revint Intermediate II LLC, Initial Term Loan (ICE LIBOR USD 3 Month + 4.25%), 4.750%, 10/15/27 (k)	8,595	8,596

		236,935

Construction & Engineering (0.1%)
Lummus Technology Holdings V LLC, Refinancing Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.604%, 6/30/27 (k)	44,270	43,957

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
USIC Holdings, Inc., 1st Lien Initial Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.250%, 5/12/28 (k)	$25,500	$25,445

		69,402

Electrical Equipment (0.1%)
TK Elevator Midco GmbH, Term Loan B1 (ICE LIBOR USD 6 Month + 3.50%), 4.000%, 7/30/27 (k)	93,547	93,530
VC GB Holdings I Corp, 1st Lien Initial Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.000%, 7/21/28 (k)	8,069	7,995

		101,525

Industrial Conglomerates (0.1%)
Tiger Acquisition LLC, 1st Lien Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 3.750%, 6/1/28 (k)	91,022	90,372

Machinery (0.0%)
ASP Blade Holdings, Inc., Initial Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.500%, 10/13/28 (k)	8,686	8,680
Madison IAQ LLC, Term Loan (ICE LIBOR USD 3 Month + 3.25%), 3.750%, 6/21/28 (k)	17,778	17,756
Madison Safety & Flow LLC, Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.500%, 12/14/28 (k)	10,154	10,145

		36,581

Road & Rail (0.2%)
Avis Budget Car Rental LLC, New Tranche Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.860%, 8/6/27 (k)	152,925	150,674
First Student Bidco, Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.500%, 7/21/28 (k)	10,044	9,978
First Student Bidco, Inc., Term Loan C (ICE LIBOR USD 3 Month + 3.00%), 3.500%, 7/21/28 (k)	3,708	3,683
Kenan Advantage Group, Inc., (The U.S.), Term Loan B1
(ICE LIBOR USD 1 Month + 3.75%), 4.500%, 3/24/26 (k)	89,352	89,033

		253,368

Transportation Infrastructure (0.1%)
United AirLines, Inc., Term Loan B
(ICE LIBOR USD 3 Month + 3.75%), 4.500%, 4/21/28 (k)	109,524	109,631

Total Industrials		1,778,940

Information Technology (1.8%)
Communications Equipment (0.4%)
Commscope, Inc., Initial Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 3.354%, 4/6/26 (k)	97,995	96,648
Global Tel*Link Corp., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 4.25%), 4.354%, 11/29/25 (k)	362,979	352,089

		448,737

IT Services (0.1%)
Arches Buyer, Inc., Refinancing Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 3.750%, 12/6/27 (k)	19,265	19,115
MH Sub I LLC, 1st Lien New Term Loan
(ICE LIBOR USD 1 Month + 3.75%), 4.750%, 9/13/24 (k)	29,810	29,853
Peraton Corp., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.75%), 4.500%, 2/1/28 (k)	49,098	49,098

		98,066

Software (1.3%)
AI Convoy (Luxembourg) Sarl, Term Loan
(ICE LIBOR USD 6 Month + 3.50%), 4.500%, 1/18/27 (k)	39,504	39,504
Aptean Acquiror, Inc., 1st Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 4.25%), 4.354%, 4/23/26 (k)	99,798	99,112
Atlas Purchaser, Inc., 1st Lien Initial Term Loan
(ICE LIBOR USD 3 Month + 5.25%), 6.000%, 5/8/28 (k)	102,912	101,111
Barracuda Networks, Inc., 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 3.75%), 4.500%, 2/12/25 (k)	19,300	19,354
Cloudera, Inc., 1st Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 3.75%), 4.250%, 10/8/28 (k)	17,697	17,616
Cloudera, Inc., 2nd Lien Term Loan
(ICE LIBOR USD 1 Month + 6.00%), 6.500%, 10/8/29 (k)	7,541	7,522
Cornerstone OnDemand, Inc., 1st Lien Initial Term Loan
(ICE LIBOR USD 3 Month + 3.75%), 4.250%, 10/16/28 (k)	32,732	32,617
DCert Buyer, Inc., 1st Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 4.00%), 4.104%, 10/16/26 (k)	39,497	39,427
ECi Macola/MAX Holding LLC, 1st Lien Initial Term Loan
(ICE LIBOR USD 3 Month + 3.75%), 4.500%, 11/9/27 (k)	28,671	28,617
Greeneden U.S. Holdings I LLC, Initial Dollar Term Loan
(ICE LIBOR USD 1 Month + 4.00%), 4.750%, 12/1/27 (k)	19,211	19,267

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Hyland Software, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.50%), 4.250%, 7/1/24 (k)	$14,734	$14,746
Idera, Inc., 1st Lien Term Loan B1
(ICE LIBOR USD 3 Month + 3.75%), 4.500%, 3/2/28 (k)	51,622	51,600
IGT Holding IV AB, Term Loan B2
(ICE LIBOR USD 3 Month + 3.50%), 4.000%, 3/31/28 (k)	43,626	43,463
Ivanti Software, Inc., 1st Lien Refinancing Term Loan
(ICE LIBOR USD 3 Month + 4.25%), 5.000%, 12/1/27 (k)	29,850	29,875
LaserShip, Inc., 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 4.50%), 5.250%, 5/7/28 (k)	16,959	16,959
LogMeIn, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 4.75%), 4.860%, 8/31/27 (k)	133,159	132,244
Magenta Buyer LLC, 1st Lien Initial Term Loan
(ICE LIBOR USD 3 Month + 5.00%), 5.750%, 7/27/28 (k)	67,962	67,821
MedAssets Software Intermediate Holdings, Inc., 1st Lien Initial Term Loan
(ICE LIBOR USD 3 Month + 4.00%), 4.500%, 12/18/28 (k)	16,398	16,368
Mitchell International, Inc., 1st Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 3.75%), 4.250%, 10/15/28 (k)	99,000	98,350
MPH Acquisition Holdings LLC, Initial Term Loan
(ICE LIBOR USD 3 Month + 4.25%), 4.750%, 9/1/28 (k)	25,546	24,923
Polaris Newco LLC, 1st Lien Dollar Term Loan
(ICE LIBOR USD 3 Month + 4.00%), 4.500%, 6/2/28 (k)	53,846	53,792
Quest Software U.S. Holdings, Inc., 1st Lien Initial Term Loan
(ICE LIBOR USD 3 Month + 4.25%), 4.379%, 5/16/25 (k)	98,728	98,534
Red Planet Borrower LLC, Initial Term Loan
(ICE LIBOR USD 3 Month + 3.75%), 4.250%, 10/2/28 (k)	18,037	17,936
Rocket Software, Inc., 1st Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 4.25%), 4.354%, 11/28/25 (k)	137,006	136,218
Sovos Compliance LLC, 1st Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 4.50%), 5.000%, 8/11/28 (k)	7,849	7,866
UKG, Inc., 1st Lien Incremental Term Loan
(ICE LIBOR USD 3 Month + 3.25%), 3.750%, 5/4/26 (k)	20,804	20,674
Veritas US, Inc., Dollar Term Loan B
(ICE LIBOR USD 3 Month + 5.00%), 6.000%, 9/1/25 (k)	59,683	59,590
Vision Solutions, Inc. (Precisely Software, Inc.), 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 4.00%), 4.750%, 4/24/28 (k)	84,806	84,594
Waystar Technologies, Inc., 1st Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 4.00%), 4.104%, 10/22/26 (k)	49,125	49,064

		1,428,764

Total Information Technology		1,975,567

Materials (0.4%)
Chemicals (0.1%)
CPC Acquisition Corp., 1st Lien Initial Term Loan
(ICE LIBOR USD 3 Month + 3.75%), 4.500%, 12/29/27 (k)	21,703	21,432
Cyanco Intermediate 2 Corp., 1st Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 3.50%), 3.604%, 3/16/25 (k)	48,528	47,942
INEOS Styrolution Group GmbH, Tranche Dollar Term Loan B
(ICE LIBOR USD 1 Month + 2.75%), 3.250%, 1/29/26 (k)	18,731	18,684
LSF11 A5 Holdco LLC, Term Loan
(ICE LIBOR USD 3 Month + 3.75%), 4.250%, 10/15/28 (k)	3,946	3,940
SCIH Salt Holdings, Inc., 1st Lien Incremental Term Loan B1
(ICE LIBOR USD 3 Month + 4.00%), 4.750%, 3/16/27 (k)	36,396	35,986
Sparta U.S. Holdco LLC, 1st Lien Initial Term Loan
(ICE LIBOR USD 3 Month + 3.50%), 4.250%, 8/2/28 (k)	19,059	19,043

		147,027

Containers & Packaging (0.2%)
Charter Next Generation, Inc., 1st Lien Initial Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.500%, 12/1/27 (k)	7,089	7,100
Kleopatra Finco Sarl, Term Loan B (ICE LIBOR USD 6 Month + 4.75%), 5.250%, 2/12/26 (k)	177,018	171,929
Pactiv Evergreen, Inc., Term Loan B3 (ICE LIBOR USD 1 Month + 3.50%), 4.000%, 9/24/28 (k)	14,902	14,855
Pre-Paid Legal Services, Inc., 1st Lien Initial Term Loan (ICE LIBOR USD 6 Month + 3.75%), 4.250%, 12/15/28 (k)	20,635	20,480

		214,364

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Metals & Mining (0.1%)
U.S. Silica Co., Term Loan (ICE LIBOR USD 1 Month + 4.00%), 5.000%, 5/1/25 (k)	$99,429	$96,958

Total Materials		458,349

Utilities (0.0%)
Electric Utilities (0.0%)
Astoria Energy LLC, Advance Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.500%, 12/10/27 (k)	3,706	3,690

Total Utilities		3,690

Total Loan Participations		9,787,213

Mortgage-Backed Securities (1.2%)
FNMA UMBS 2.500%, 6/1/27	19,024	19,688
4.500%, 5/1/48	276,062	299,995
3.500%, 6/1/48	57,512	60,757
3.000%, 9/1/48	147,080	153,838
3.000%, 11/1/48	357,923	374,147
3.000%, 9/1/51	229,729	238,688
GNMA 3.500%, 9/20/47	174,106	182,793

Total Mortgage-Backed Securities		1,329,906

Municipal Bonds (0.9%)
Metropolitan Transportation Authority, Revenue Refunding Bonds, Series 2020E 4.000%, 11/15/45	150,000	171,257
New Jersey Transportation Trust Fund Authority Transportation System Bonds, Series 2019B 4.131%, 6/15/42	105,000	117,576
New York State Urban Development Corporation State Sales Tax Revenue Bonds, Series 2019B 3.142%, 7/1/43	95,000	98,103
San Bernardino Community College District Election of 2018 General Obligation Bonds, Series A-1 3.271%, 8/1/39	65,000	68,782
State of Illinois, General Obligation Bonds 5.100%, 6/1/33	195,000	225,397
State of Ohio Taxable Hospital Refunding Revenue Bonds, Series 2019G 3.276%, 1/1/42	60,000	63,867
Texas State University System Revenue Financing System Refunding Bonds, Taxable Series 2019B 3.289%, 3/15/40	55,000	57,496
University of Pittsburgh - of The Commonwealth System of Higher Education Taxable University Refunding Bonds, Series 2017C 3.005%, 9/15/41	160,000	170,543

Total Municipal Bonds		973,021

Supranational (0.7%)
African Export-Import Bank (The) 3.994%, 9/21/29§	600,000	621,000
Banque Ouest Africaine de Developpement 5.000%, 7/27/27§	200,000	220,699

Total Supranational		841,699

U.S. Treasury Obligations (6.3%)
U.S. Treasury Notes 1.750%, 1/31/23	2,200,000	2,230,664
2.750%, 2/15/24	2,300,000	2,395,688
1.125%, 2/28/27	2,500,000	2,481,836

Total U.S. Treasury Obligations		7,108,188

Total Long-Term Debt Securities (96.5%)
(Cost $108,407,950)		108,384,383

	Number of Shares	Value (Note 1)
PREFERRED STOCK:
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
24 Hour Fitness United States, Inc., Series A 0.00%	9,850	$19,700

Total Preferred Stock(0.0%) (Cost $13,308)		19,700

COMMON STOCKS:
Communication Services (0.1%)
Media (0.1%)
Clear Channel Outdoor Holdings, Inc.*	4,912	16,259
iHeartMedia, Inc., Class A*	1,980	41,659
iHeartMedia, Inc., Class B*	33	496

		58,414

Total Communication Services		58,414

Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
24 Hour Fitness Worldwide, Inc.*	4,164	4,164

Total Consumer Discretionary		4,164

Energy (0.2%)
Energy Equipment & Services (0.1%)
Weatherford International plc*	3,258	90,312

Oil, Gas & Consumable Fuels (0.1%)
Amplify Energy Corp.*	97	302

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Birch Permian Holdings, Inc.*	9,349	$121,537
Riviera Resources, Inc. (r)*	1,571	—

		121,839

Total Energy		212,151

Total Common Stocks(0.3%) (Cost $283,011)		274,729

EXCHANGE TRADED FUND (ETF):
Fixed Income (0.5%)
SPDR Blackstone Senior Loan ETF (x) (Cost $569,232)	12,400	565,812

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Battalion Oil Corp., expiring 10/8/22*	802	—

Total Energy		—

Materials (0.0%)
Paper & Forest Products (0.0%)
Verso Corp., expiring 7/25/23*	140	1,582

Total Materials		1,582

Total Warrants (0.0%) (Cost $1,015)		1,582

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.9%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.3%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $1,371,532, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $1,398,961. (xx)	$1,371,530	1,371,530
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $100,001, collateralized by various Common Stocks; total market value $110,536. (xx)	100,000	100,000

Total Repurchase Agreements		1,471,530

Total Short-Term Investments (2.2%) (Cost $2,471,530)		2,471,530

Total Investments in Securities (99.5%) (Cost $111,746,046)		111,717,736
Other Assets Less Liabilities (0.5%)		579,840

Net Assets (100%)		$112,297,576

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $57,804,949 or 51.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2021.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $2,883,942 or 2.6% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $3,037,330. This was collateralized by $635,660 of various U.S. Government Treasury Securities, ranging from 0.125% - 3.875%, maturing 2/28/22 - 2/15/49 and by cash of $2,471,530 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2021.

Glossary:

AUD	— Australian Dollar
CLO	— Collateralized Loan Obligation
COP	— Colombian Peso
DOP	— Dominican Peso
EUR	— European Currency Unit
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
KRW	— Korean (South) Won
LIBOR	— London Interbank Offered Rate
PIK	— Payment-in Kind Security
REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate
STACR	— Structured Agency Credit Risk
TIPS	— Treasury Inflation Protected Security
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar
UYU	— Uruguayan Peso

Country Diversification As a Percentage of Total Net Assets
Angola	0.5%
Argentina	0.2
Australia	0.1
Belarus	0.5
Belgium	0.5
Brazil	1.5
Canada	0.9
Cayman Islands	4.5
Chile	0.6
China	2.0
Colombia	1.4
Dominican Republic	0.4
Egypt	0.2
France	1.0
Gabon	0.3
Germany	0.7
Hong Kong	0.2
India	0.5
Indonesia	1.3
Iraq	0.3
Ireland	0.6
Israel	0.6
Italy	0.2
Kazakhstan	0.6
Luxembourg	0.4
Macau	0.6
Mexico	1.7
Netherlands	0.3
Paraguay	0.1
Peru	0.2
Philippines	0.4
Romania	0.2
Russia	0.6
Saudi Arabia	0.2
South Africa	0.6
Spain	0.4
Supranational	0.7
Switzerland	0.5
Tunisia	0.6
Turkey	0.6
Ukraine	0.5
United Arab Emirates	0.2
United Kingdom	1.7
United States	68.9
Uruguay	0.5
Cash and Other	0.5

100.0%

Futures contracts outstanding as of December 31, 2021 (Note 1):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
U.S. Treasury 5 Year Note	(40)	3/2022	USD	(4,839,062)	(26,927)
U.S. Treasury 10 Year Note	(31)	3/2022	USD	(4,044,531)	(47,703)
U.S. Treasury 10 Year Ultra Note	(6)	3/2022	USD	(878,625)	(2,759)

					(77,389)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	1,690,009	EUR	1,455,200	JPMorgan Chase Bank	1/18/2022	32,794
AUD	250,000	USD	181,156	JPMorgan Chase Bank	1/31/2022	747
IDR	6,200,000,000	USD	430,257	JPMorgan Chase Bank**	2/14/2022	3,353
USD	119,409	EUR	104,000	JPMorgan Chase Bank	3/18/2022	827
USD	50,251	COP	200,000,000	JPMorgan Chase Bank**	6/3/2022	1,939

Total unrealized appreciation						39,660

KRW	240,000,000	USD	202,431	JPMorgan Chase Bank**	1/27/2022	(649)
USD	179,658	AUD	250,000	JPMorgan Chase Bank	1/31/2022	(2,246)
USD	431,394	IDR	6,200,000,000	JPMorgan Chase Bank**	2/14/2022	(2,215)
USD	392,563	EUR	350,000	JPMorgan Chase Bank	2/24/2022	(6,317)
USD	236,040	EUR	207,440	JPMorgan Chase Bank	3/18/2022	(485)

Total unrealized depreciation						(11,912)

Net unrealized appreciation						27,748

**	Non-deliverable forward.

Centrally Cleared Credit default swap contracts outstanding — sell protection as of December 31, 2021 (Note 1):

Reference Obligation/Index	Financing Rate (Paid) / Received by the Portfolio (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread (%)	Notional Amount	Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX North American Emerging Markets Index Series 36-V1	1.00	Quarterly	12/20/2026	1.87	USD 1,050,000	(34,794)	(7,251)	(42,045)

						(34,794)	(7,251)	(42,045)

Centrally Cleared Credit default swap contracts outstanding — buy protection as of December 31, 2021 (Note 1):

Reference Obligation/Index	Financing Rate (Paid) / Received by the Portfolio (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread (%)	Notional Amount	Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX North American High Yield Index Series 37-V1	5.00	Quarterly	12/20/2026	2.93	USD 1,125,000	(102,510)	(2,826)	(105,336)

						(102,510)	(2,826)	(105,336)

Total Centrally Cleared Credit default swap contracts outstanding						(137,304)	(10,077)	(147,381)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)		Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Asset-Backed Securities	$—	$7,038,813		$—		$7,038,813
Collateralized Mortgage Obligations	—	9,518,446		—		9,518,446
Commercial Mortgage-Backed Securities	—	248,904		—		248,904
Common Stocks
Communication Services	58,414	—		—		58,414
Consumer Discretionary	—	4,164		—		4,164
Energy	90,614	121,537		—	(c)	212,151
Corporate Bonds
Communication Services	—	5,986,107		—		5,986,107
Consumer Discretionary	—	9,264,397		—		9,264,397
Consumer Staples	—	4,018,225		—		4,018,225
Energy	—	6,732,930		—		6,732,930
Financials	—	5,022,644		—		5,022,644
Health Care	—	4,004,497		—		4,004,497
Industrials	—	7,878,643		—		7,878,643
Information Technology	—	2,335,461		—		2,335,461
Materials	—	9,212,674		—		9,212,674
Real Estate	—	2,643,991		—		2,643,991
Utilities	—	4,664,293		—		4,664,293
Exchange Traded Fund	565,812	—		—		565,812
Foreign Government Securities	—	9,774,331		—		9,774,331
Forward Currency Contracts	—	39,660		—		39,660
Loan Participations
Communication Services	—	1,413,155		—		1,413,155
Consumer Discretionary	—	1,822,605		—		1,822,605
Consumer Staples	—	305,191		—		305,191
Energy	—	18,174		—		18,174
Financials	—	1,120,262		—		1,120,262
Health Care	—	891,280		—		891,280
Industrials	—	1,778,940		—		1,778,940
Information Technology	—	1,975,567		—		1,975,567
Materials	—	458,349		—		458,349
Utilities	—	3,690		—		3,690
Mortgage-Backed Securities	—	1,329,906		—		1,329,906
Municipal Bonds	—	973,021		—		973,021
Preferred Stock
Consumer Discretionary	—	19,700		—		19,700
Short-Term Investments
Investment Company	1,000,000	—		—		1,000,000
Repurchase Agreements	—	1,471,530		—		1,471,530
Supranational	—	841,699		—		841,699
U.S. Treasury Obligations	—	7,108,188		—		7,108,188
Warrants
Energy	—	—	(c)	—		—	(c)
Materials	1,582	—		—		1,582

Total Assets	$1,716,422	$110,040,974		$—		$111,757,396

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Liabilities:
Centrally Cleared Credit Default Swaps	$—	$(10,077)	$—	$(10,077)
Forward Currency Contracts	—	(11,912)	—	(11,912)
Futures	(77,389)	—	—	(77,389)

Total Liabilities	$(77,389)	$(21,989)	$—	$(99,378)

Total	$1,639,033	$110,018,985	$—	$111,658,018

(a)	A security with a market value of $496 transferred from Level 3 to Level 1 at the end of the period due to quoted price in active market.
(b)	A security with a market value of $107,718 transferred from Level 3 to Level 2 at the end of the period due to observable market inputs.
(c)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$39,660

Total		$39,660

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(77,389	)*
Foreign exchange contracts	Payables	(11,912)
Credit contracts	Payables	(10,077	)**

Total		$(99,378)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.
**

Includes cumulative appreciation/depreciation of centrally cleared swap contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(5,314)	$—	$—	$(5,314)
Foreign exchange contracts	—	(86,884)	—	(86,884)
Credit contracts	—	—	94,111	94,111

Total	$(5,314)	$(86,884)	$94,111	$1,913

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(85,865)	$—	$—	$(85,865)
Foreign exchange contracts	—	95,531	—	95,531
Credit contracts	—	—	(99,841)	(99,841)

Total	$(85,865)	$95,531	$(99,841)	$(90,175)

^	This Portfolio held forward foreign currency, futures and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held swaps contracts with an average notional balance of approximately $1,288,000, forward foreign currency contracts with an average settlement value of approximately $4,928,000 and futures contracts with an average notional balance of approximately $14,498,000, during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received*	Net Amount Due from Counterparty
JPMorgan Chase Bank	$39,660	$(11,912)	$(27,748)	$—

Total	$39,660	$(11,912)	$(27,748)	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$11,912	$(11,912)	$—	$—

Total	$11,912	$(11,912)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

*	The table above does not include the additional collateral received from the counterparty. Total additional collateral received is $32,252.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$63,068,766
Long-term U.S. government debt securities	7,440,401

$70,509,167

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$65,153,273
Long-term U.S. government debt securities	5,894,012

$71,047,285

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,069,099
Aggregate gross unrealized depreciation	(2,266,451)

Net unrealized depreciation	$(197,352)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$111,718,066

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $110,274,516)	$110,246,206
Repurchase Agreements (Cost $1,471,530)	1,471,530
Cash	2,410,873
Dividends, interest and other receivables	1,077,837
Cash held as collateral at broker for swaps	153,179
Due from broker for futures variation margin	91,856
Receivable for Portfolio shares sold	61,591
Unrealized appreciation on forward foreign currency contracts	39,660
Variation Margin on Centrally Cleared Swaps	15,033
Securities lending income receivable	1,991
Unrealized appreciation on unfunded commitments	28
Other assets	594

Total assets	115,570,378

LIABILITIES
Payable for return of collateral on securities loaned	2,471,530
Payable for securities purchased	557,517
Payable for return of cash collateral on forward foreign currency contracts	60,000
Investment management fees payable	39,289
Distribution fees payable – Class IB	23,924
Unrealized depreciation on forward foreign currency contracts	11,912
Payable for Portfolio shares redeemed	11,436
Administrative fees payable	8,714
Unrealized depreciation on unfunded commitments	12
Accrued expenses	88,468

Total liabilities	3,272,802

NET ASSETS	$112,297,576

Net assets were comprised of:
Paid in capital	$112,539,373
Total distributable earnings (loss)	(241,797)

Net assets	$112,297,576

Class IB
Net asset value, offering and redemption price per share, $112,297,576 / 10,804,182 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.39

(x)	Includes value of securities on loan of $3,037,330.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest (net of $75 foreign withholding tax)	$4,314,699
Dividends	46,539
Securities lending (net)	16,047

Total income	4,377,285

EXPENSES
Investment management fees	673,743
Distribution fees – Class IB	285,484
Administrative fees	104,875
Professional fees	79,918
Custodian fees	63,400
Printing and mailing expenses	19,975
Trustees’ fees	3,255
Miscellaneous	27,383

Gross expenses	1,258,033
Less: Waiver from investment manager	(204,995)

Net expenses	1,053,038

NET INVESTMENT INCOME (LOSS)	3,324,247

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,708,177
Futures contracts	(5,314)
Forward foreign currency contracts	(86,884)
Foreign currency transactions	(4,980)
Swaps	94,111
Securities sold short	(12)

Net realized gain (loss)	1,705,098

Change in unrealized appreciation (depreciation) on:
Investments in securities	(3,627,311)
Futures contracts	(85,865)
Forward foreign currency contracts	95,531
Foreign currency translations	(3,752)
Swaps	(99,841)
Unfunded commitments	16

Net change in unrealized appreciation (depreciation)	(3,721,222)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,016,124)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,308,123

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,324,247	$2,987,375
Net realized gain (loss)	1,705,098	(30,987)
Net change in unrealized appreciation (depreciation)	(3,721,222)	2,242,572

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,308,123	5,198,960

Distributions to shareholders:
Class IB	(4,672,773)	(3,315,701)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,552,854 and 1,328,342 shares, respectively ]	16,696,830	13,894,591
Capital shares issued in reinvestment of dividends and distributions [ 451,182 and 311,178 shares, respectively ]	4,672,773	3,315,701
Capital shares repurchased [ (1,833,281) and (2,163,992) shares, respectively ]	(19,696,455)	(22,441,070)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,673,148	(5,230,778)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,691,502)	(3,347,519)
NET ASSETS:
Beginning of year	113,989,078	117,336,597

End of year	$112,297,576	$113,989,078

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$10.72		$10.52		$10.22		$10.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31		0.28		0.39		0.07
Net realized and unrealized gain (loss)	(0.19)		0.24		0.50		(0.20)

Total from investment operations	0.12		0.52		0.89		(0.13)

Less distributions:
Dividends from net investment income	(0.33)		(0.32)		(0.44)		(0.07)
Distributions from net realized gains	(0.12)		—		(0.15)		—

Total dividends and distributions	(0.45)		(0.32)		(0.59)		(0.07)

Net asset value, end of period	$10.39		$10.72		$10.52		$10.22

Total return (b)	1.11%		4.99%		8.75%		(1.22)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$112,298		$113,989		$117,337		$111,157
Ratio of expenses to average net assets:
After waivers (a)(f)	0.92	%(j)	0.93	%(j)	0.91	%(j)	0.88	%(j)
Before waivers (a)(f)	1.10%		1.13%		1.12%		1.12%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.91%		2.67%		3.61%		3.69	%(l)
Before waivers (a)(f)	2.73%		2.47%		3.39%		3.45	%(l)
Portfolio turnover rate^	63%		105%		108%		22	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.93% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	15.86%	12.94%	10.44%
Portfolio – Class IB Shares	15.91	12.94	10.45
Portfolio – Class K Shares	16.17	13.22	10.72
International Proxy Index	11.47	8.81	7.57
MSCI AC World (Net) Index	18.54	14.40	11.85

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.91% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI AC World (Net) Index, which returned 11.47% and 18.54%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Both security selection and an underweight in the Communication sector benefited performance, with a relative overweight to Alphabet Inc. the strongest individual contributor in the sector.

•	A relative overweight to Information Technology holding Intuit Inc. was also beneficial.

•	In the Financials sector, avoiding RCS Group and overweighting S&P Global was additive.

What hurt performance during the year:

•

The Information Technology sector was the largest detractor from performance, due to both securities selection and an underweight to the sector. Notable individual detractors were the Portfolio’s relative underweight in Microsoft Corp. and Apple Inc.

•	Stock selection in the Consumer Discretionary sector was also a detractor, with holding JD.com the leading individual detractor.

•	Stock selection in the Health Care sector also detracted from Portfolio performance.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Information Technology	$424,073,931	19.4%
Financials	238,599,049	10.9
Consumer Discretionary	224,820,806	10.3
Industrials	192,560,928	8.8
Health Care	180,376,337	8.3
Communication Services	164,728,805	7.6
Investment Company	128,974,685	5.9
Consumer Staples	105,698,475	4.9
Materials	78,754,119	3.6
Energy	48,424,049	2.2
Real Estate	39,649,447	1.8
Utilities	32,139,171	1.5
Repurchase Agreements	4,369,244	0.2
Cash and Other	319,437,551	14.6

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,042.80	$5.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.37	5.89
Class IB
Actual	1,000.00	1,043.00	5.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.37	5.89
Class K
Actual	1,000.00	1,044.20	4.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.63	4.62

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.16%, 1.16% and 0.91%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Argentina (0.2%)
MercadoLibre, Inc.*	2,944	$3,969,690

Australia (1.9%)
Afterpay Ltd.*	6,714	405,485
Ampol Ltd.	7,417	160,052
APA Group	36,724	268,789
Aristocrat Leisure Ltd.	18,719	593,380
ASX Ltd.	6,014	406,483
Aurizon Holdings Ltd.	57,725	146,572
AusNet Services Ltd.	58,568	109,511
Australia & New Zealand Banking Group Ltd.	87,219	1,745,680
BHP Group Ltd. (x)	90,293	2,726,246
BHP Group plc	64,737	1,927,307
BlueScope Steel Ltd.	15,680	238,427
Brambles Ltd.	42,819	331,156
Cochlear Ltd.	2,046	321,709
Coles Group Ltd.	41,656	543,704
Commonwealth Bank of Australia	54,378	3,995,834
Computershare Ltd.	16,873	245,519
Crown Resorts Ltd.*	11,592	100,868
CSL Ltd.	14,605	3,089,152
Dexus (REIT)	33,804	273,486
Domino’s Pizza Enterprises Ltd.	1,885	161,870
Endeavour Group Ltd.	39,384	193,127
Evolution Mining Ltd.	52,460	154,959
Fortescue Metals Group Ltd.	51,327	717,358
Glencore plc*	303,330	1,539,441
Goodman Group (REIT)	50,183	967,532
GPT Group (The) (REIT)	53,223	209,875
IDP Education Ltd.	6,377	160,762
Insurance Australia Group Ltd.	76,726	237,802
Lendlease Corp. Ltd.	21,425	166,633
Macquarie Group Ltd.	10,433	1,559,095
Magellan Financial Group Ltd. (x)	4,290	66,294
Medibank Pvt Ltd.	85,718	208,920
Mirvac Group (REIT)	122,073	258,449
National Australia Bank Ltd.	101,108	2,121,503
Newcrest Mining Ltd.	24,086	428,982
Northern Star Resources Ltd.	34,680	237,428
Orica Ltd.	12,051	120,030
Origin Energy Ltd.	54,818	208,986
Qantas Airways Ltd.*	30,356	110,648
QBE Insurance Group Ltd.	42,674	352,389
Ramsay Health Care Ltd.	5,699	296,461
REA Group Ltd.	1,645	200,635
Reece Ltd.	9,048	177,935
Rio Tinto Ltd.	11,268	820,705
Rio Tinto plc	34,421	2,279,209
Santos Ltd.	96,905	444,875
Scentre Group (REIT)	161,551	371,415
SEEK Ltd.	10,439	248,961
Sonic Healthcare Ltd.	14,129	479,336
South32 Ltd.	137,109	400,012
Stockland (REIT)	74,298	229,195
Suncorp Group Ltd.	39,743	320,089
Sydney Airport*	41,159	259,925
Tabcorp Holdings Ltd.	69,009	252,042
Telstra Corp. Ltd.	120,632	366,861
Transurban Group	91,992	924,956
Treasury Wine Estates Ltd.	22,455	202,254
Vicinity Centres (REIT)	119,708	147,188
Washington H Soul Pattinson & Co. Ltd.	6,496	139,942
Wesfarmers Ltd.	34,753	1,499,374
Westpac Banking Corp.	112,446	1,746,645
WiseTech Global Ltd.	4,551	193,963
Woodside Petroleum Ltd.	28,408	453,254
Woolworths Group Ltd.	38,855	1,074,503

		41,341,178

Austria (0.3%)
Erste Group Bank AG	10,005	471,005
Mondi plc (Johannesburg Stock Exchange)	223,831	5,550,475
Mondi plc (London Stock Exchange)	15,113	373,530
OMV AG	4,584	260,683
Raiffeisen Bank International AG	4,607	135,743
Verbund AG	2,119	238,595
voestalpine AG	3,612	131,592

		7,161,623

Belgium (0.2%)
Ageas SA/NV	5,450	282,630
Anheuser-Busch InBev SA/NV	23,355	1,413,773
Elia Group SA/NV	962	126,719
Etablissements Franz Colruyt NV	1,770	75,084
Groupe Bruxelles Lambert SA (Swiss Stock exchange)	1,486	166,182
Groupe Bruxelles Lambert SA (Turquoise Stock Exchange)	1,805	201,718
KBC Group NV	7,452	640,210
Proximus SADP	4,734	92,379
Sofina SA	479	235,587
Solvay SA	2,109	245,392
UCB SA	3,931	449,111
Umicore SA	6,135	249,703

		4,178,488

Brazil (0.2%)
Lojas Renner SA	526,436	2,309,892
StoneCo Ltd., Class A*	46,491	783,838
Yara International ASA	4,900	247,600

		3,341,330

Chile (0.0%)
Antofagasta plc	12,402	224,690

China (3.4%)
Airtac International Group	113,109	4,169,992
BOC Hong Kong Holdings Ltd.	115,000	376,817
Budweiser Brewing Co. APAC Ltd. (m)	53,600	140,572
China Construction Bank Corp., Class H	7,451,420	5,160,296
China Mengniu Dairy Co. Ltd.*	680,000	3,854,544
China Merchants Bank Co. Ltd., Class H	681,000	5,288,142
China Resources Beer Holdings Co. Ltd.	516,000	4,225,250
China Tourism Group Duty Free Corp. Ltd., Class A	20,900	719,507

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Chow Tai Fook Jewellery Group Ltd.	62,200	$111,836
ESR Cayman Ltd. (m)*	59,000	199,377
Futu Holdings Ltd. (ADR) (x)*	1,558	67,461
JD.com, Inc. (ADR)*	155,281	10,880,540
Jiangsu Hengrui Medicine Co. Ltd., Class A	187,704	1,493,480
Kweichow Moutai Co. Ltd., Class A	9,547	3,070,810
Li Ning Co. Ltd.	164,500	1,800,575
Meituan, Class B (m)*	199,300	5,761,069
NXP Semiconductors NV	3,778	860,553
Prosus NV*	28,602	2,394,385
Proya Cosmetics Co. Ltd., Class A	29,200	954,389
Shenzhou International Group Holdings Ltd.	226,300	4,350,388
Silergy Corp.	22,000	3,995,735
SITC International Holdings Co. Ltd.	40,000	144,661
Tencent Holdings Ltd.	224,800	13,169,347
Wilmar International Ltd.	59,800	183,713
Wuxi Biologics Cayman, Inc. (m)*	63,000	747,754

		74,121,193

Czech Republic (0.1%)
Komercni Banka A/S	63,675	2,724,846

Denmark (0.7%)
Ambu A/S, Class B (x)	33,672	891,796
AP Moller – Maersk A/S, Class A	99	330,099
AP Moller – Maersk A/S, Class B	181	649,788
Carlsberg A/S, Class B	3,066	530,162
Chr Hansen Holding A/S	3,283	259,039
Coloplast A/S, Class B	3,709	653,556
Danske Bank A/S	21,608	373,638
Demant A/S*	3,395	174,167
DSV A/S	6,179	1,444,940
Genmab A/S*	1,982	798,013
GN Store Nord A/S	3,630	228,568
Novo Nordisk A/S, Class B	51,379	5,781,273
Novozymes A/S, Class B	6,136	504,629
Orsted A/S (m)	5,719	731,242
Pandora A/S	3,105	387,599
ROCKWOOL International A/S, Class B	261	114,277
Tryg A/S	10,876	268,901
Vestas Wind Systems A/S	30,953	947,727

		15,069,414

Finland (0.3%)
Elisa OYJ	4,427	272,772
Fortum OYJ	13,823	424,755
Kesko OYJ, Class B	8,577	286,503
Kone OYJ, Class B	10,271	737,160
Neste OYJ	12,770	630,396
Nokia OYJ*	163,382	1,036,822
Nordea Bank Abp (Aquis Stock Exchange)	1,902	23,356
Nordea Bank Abp (Turquoise Stock Exchange)	97,406	1,191,138
Orion OYJ, Class B	3,302	137,291
Sampo OYJ, Class A	15,519	778,469
Stora Enso OYJ, Class R	18,273	335,773
UPM-Kymmene OYJ	15,970	608,364
Wartsila OYJ Abp	14,734	207,335

		6,670,134

France (4.3%)
Accor SA*	5,288	171,280
Adevinta ASA*	8,280	110,287
Aeroports de Paris*	894	115,319
Air Liquide SA	14,521	2,534,711
Airbus SE*	94,598	12,101,152
Alstom SA	9,689	344,386
Amundi SA (m)	1,892	156,276
Arkema SA	1,905	268,611
AXA SA‡	58,804	1,753,042
BioMerieux	1,289	183,294
BNP Paribas SA	34,477	2,385,348
Bollore SA	27,510	154,095
Bouygues SA	7,111	254,939
Bureau Veritas SA	9,149	303,943
Capgemini SE	4,915	1,205,879
Carrefour SA	19,326	354,353
Cie de Saint-Gobain	15,511	1,092,579
Cie Generale des Etablissements Michelin SCA	5,112	838,955
CNP Assurances	5,779	143,102
Covivio (REIT)	1,619	133,081
Credit Agricole SA	36,425	520,447
Danone SA	19,800	1,230,584
Dassault Aviation SA	780	84,363
Dassault Systemes SE	42,309	2,519,710
Edenred	7,675	354,500
Eiffage SA	2,593	267,050
Electricite de France SA	14,473	170,213
Engie SA	54,924	813,778
EssilorLuxottica SA (Borsa Italiana Stock Exchange)	3,465	729,807
EssilorLuxottica SA (Turquoise Stock Exchange)	5,282	1,125,978
Eurazeo SE	1,297	113,406
Faurecia SE (Euronext Paris)	3,024	143,992
Faurecia SE (Italian Stock Exchange)	628	29,392
Gecina SA (REIT)	1,429	199,948
Getlink SE	13,765	228,176
Hermes International	961	1,680,535
Ipsen SA	1,174	107,596
Kering SA	14,138	11,378,342
Klepierre SA (REIT)*	6,424	152,491
La Francaise des Jeux SAEM (m)	2,972	131,758
Legrand SA	8,090	947,757
L’Oreal SA	7,667	3,639,506
LVMH Moet Hennessy Louis Vuitton SE	29,632	24,526,095
Orange SA	62,208	666,664
Orpea SA	1,609	161,386
Pernod Ricard SA	6,359	1,531,201
Publicis Groupe SA	6,941	467,818
Remy Cointreau SA	691	168,355
Renault SA*	5,983	208,062
Safran SA	10,374	1,271,551

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Sanofi	34,779	$3,507,404
Sartorius Stedim Biotech	857	470,675
SEB SA	744	115,960
Societe Generale SA	24,437	840,349
Sodexo SA	2,754	241,616
Suez SA	10,757	242,610
Teleperformance	1,767	788,598
Thales SA	3,334	283,923
TotalEnergies SE	76,577	3,890,973
Ubisoft Entertainment SA*	2,883	141,368
Unibail-Rodamco-Westfield (REIT)*	3,577	250,942
Valeo	7,147	216,278
Veolia Environnement SA	20,088	737,792
Vinci SA	16,417	1,736,558
Vivendi SE	21,384	289,470
Wendel SE	835	100,198
Worldline SA (m)*	7,137	398,230

		94,428,037

Germany (2.7%)
adidas AG	5,775	1,664,749
Allianz SE (Registered)	12,637	2,987,507
Aroundtown SA	31,542	191,044
BASF SE	28,152	1,980,114
Bayer AG (Registered)	29,829	1,596,135
Bayerische Motoren Werke AG	10,045	1,011,992
Bayerische Motoren Werke AG (Preference) (q)	1,705	142,286
Bechtle AG	2,550	182,726
Beiersdorf AG	3,137	322,790
Brenntag SE	4,825	437,154
Carl Zeiss Meditec AG	1,253	263,696
Commerzbank AG*	31,184	237,479
Continental AG*	3,233	342,717
Covestro AG (m)	6,015	371,166
Daimler AG (Registered)	26,233	2,018,661
Daimler Truck Holding AG*	13,116	482,173
Deutsche Bank AG (Registered)*	64,431	808,222
Deutsche Boerse AG	5,925	992,280
Deutsche Lufthansa AG (Registered)*	18,604	130,896
Deutsche Post AG (Registered)	30,383	1,955,778
Deutsche Telekom AG (Registered)	102,161	1,895,858
E.ON SE	67,758	940,521
Evonik Industries AG	6,527	211,560
Fresenius Medical Care AG & Co. KGaA	6,066	394,617
Fresenius SE & Co. KGaA	12,535	505,197
FUCHS PETROLUB SE (Preference) (q)	2,163	98,306
GEA Group AG	4,775	261,433
Hannover Rueck SE	1,877	357,194
HeidelbergCement AG	4,331	293,484
HelloFresh SE*	4,880	375,244
Henkel AG & Co. KGaA	3,234	252,947
Henkel AG & Co. KGaA (Preference) (q)	5,579	451,859
Infineon Technologies AG	120,444	5,589,235
KION Group AG	2,246	246,706
Knorr-Bremse AG	2,258	223,397
LANXESS AG	2,586	160,457
LEG Immobilien SE	2,081	290,703
Merck KGaA	4,009	1,036,084
MTU Aero Engines AG	1,664	339,867
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	4,252	1,261,055
Nemetschek SE	1,797	230,776
Porsche Automobil Holding SE (Preference) (q)	4,528	430,144
Puma SE	3,277	401,068
Rational AG	159	162,992
RWE AG	19,958	811,636
SAP SE	90,823	12,914,908
Sartorius AG (Preference) (q)	816	552,950
Scout24 SE (m)	2,479	173,348
Siemens AG (Registered)	23,448	4,075,876
Siemens Energy AG*	11,525	295,096
Siemens Healthineers AG (m)	8,644	647,747
Symrise AG	3,825	567,426
Telefonica Deutschland Holding AG	30,918	85,924
Uniper SE	2,848	135,534
United Internet AG (Registered)	3,019	120,093
Volkswagen AG (x)	1,010	297,130
Volkswagen AG (Preference) (q)	5,633	1,138,210
Vonovia SE	22,610	1,248,462
Zalando SE (m)*	6,833	553,424

		58,148,033

Hong Kong (0.7%)
AIA Group Ltd.	369,600	3,725,601
CK Asset Holdings Ltd.	62,264	392,466
CK Infrastructure Holdings Ltd.	17,500	111,429
CLP Holdings Ltd.	48,000	484,768
Hang Lung Properties Ltd.	63,000	129,595
Hang Seng Bank Ltd.	22,400	409,934
Henderson Land Development Co. Ltd.	39,474	168,070
HK Electric Investments & HK Electric Investments Ltd. (m)	73,500	72,109
HKT Trust & HKT Ltd.	118,260	158,943
Hong Kong & China Gas Co. Ltd.	332,856	518,223
Hong Kong Exchanges & Clearing Ltd.	91,128	5,322,145
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	30,100	151,704
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	6,200	32,240
Jardine Matheson Holdings Ltd.	6,700	360,125
Link REIT (REIT)	62,100	546,731
Melco Resorts & Entertainment Ltd. (ADR)*	6,681	68,013
MTR Corp. Ltd.	48,000	257,619
New World Development Co. Ltd.	47,095	186,325
Power Assets Holdings Ltd.	43,000	268,007
Sino Land Co. Ltd.	93,001	115,811
Sun Hung Kai Properties Ltd.	40,500	491,347
Swire Pacific Ltd., Class A	13,500	76,784
Swire Properties Ltd.	36,400	91,215
Techtronic Industries Co. Ltd.	41,500	826,003
WH Group Ltd. (m)	229,466	143,903
Wharf Real Estate Investment Co. Ltd.	52,100	264,591

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Xinyi Glass Holdings Ltd.	56,000	$140,044

		15,513,745

India (2.5%)
Asian Paints Ltd.	50,344	2,291,111
DLF Ltd.	1,720,693	9,037,986
Eicher Motors Ltd.	34,926	1,217,783
Gland Pharma Ltd. (m)*	16,817	874,280
HDFC Bank Ltd. (ADR)	74,117	4,822,793
Hindalco Industries Ltd.	407,602	2,607,566
Housing Development Finance Corp. Ltd.	158,251	5,506,218
ICICI Bank Ltd.	552,360	5,499,774
ICICI Bank Ltd. (ADR)	291,151	5,761,878
ICICI Prudential Life Insurance Co. Ltd. (m)	259,283	1,956,072
Infosys Ltd.	140,248	3,561,591
Infosys Ltd. (ADR)	59,689	1,510,729
Mahindra & Mahindra Financial Services Ltd.	544,520	1,091,082
Mahindra & Mahindra Ltd.	166,045	1,869,958
MakeMyTrip Ltd.*	30,396	842,273
Reliance Industries Ltd.	174,214	5,550,027
Shree Cement Ltd.	3,933	1,427,870

		55,428,991

Indonesia (0.3%)
Bank Central Asia Tbk. PT	6,196,800	3,173,944
Bank Mandiri Persero Tbk. PT	3,820,500	1,883,109
Bukalapak.com PT Tbk.*	15,277,000	460,910

		5,517,963

Ireland (0.2%)
CRH plc	24,023	1,272,331
Flutter Entertainment plc*	5,036	796,955
Kerry Group plc, Class A	4,771	615,149
Kingspan Group plc	4,797	573,445
Smurfit Kappa Group plc	7,628	420,676

		3,678,556

Israel (0.2%)
Azrieli Group Ltd.	1,321	126,196
Bank Hapoalim BM	35,343	364,918
Bank Leumi Le-Israel BM	42,148	453,481
Check Point Software Technologies Ltd.*	3,285	382,900
Elbit Systems Ltd.	807	139,910
ICL Group Ltd.	23,882	230,528
Israel Discount Bank Ltd., Class A	36,231	244,030
Kornit Digital Ltd.*	1,414	215,281
Mizrahi Tefahot Bank Ltd.	4,152	160,260
Nice Ltd.*	1,953	597,845
Teva Pharmaceutical Industries Ltd. (ADR)*	34,129	273,373
Wix.com Ltd.*	1,647	259,880

		3,448,602

Italy (0.6%)
Amplifon SpA	3,875	209,335
Assicurazioni Generali SpA	34,325	728,042
Atlantia SpA*	15,422	306,474
Brunello Cucinelli SpA*	18,908	1,306,674
Davide Campari-Milano NV	16,268	238,089
DiaSorin SpA	734	139,931
Enel SpA	250,149	2,006,663
Eni SpA	76,299	1,061,508
Ferrari NV	3,798	983,715
FinecoBank Banca Fineco SpA	17,579	308,911
Infrastrutture Wireless Italiane SpA (m)	10,460	127,185
Intesa Sanpaolo SpA	506,229	1,310,601
Mediobanca Banca di Credito Finanziario SpA	19,331	222,504
Moncler SpA	6,291	458,531
Nexi SpA (m)*	13,678	217,858
Poste Italiane SpA (m)	16,309	214,272
Prysmian SpA	7,929	298,890
Recordati Industria Chimica e Farmaceutica SpA	3,312	213,045
Snam SpA	58,340	352,027
Telecom Italia SpA	277,848	137,350
Terna – Rete Elettrica Nazionale	43,793	354,692
UniCredit SpA	66,055	1,018,558

		12,214,855

Japan (7.3%)
Advantest Corp.	6,200	587,499
Aeon Co. Ltd.	19,400	456,877
AGC, Inc. (x)	6,000	286,360
Aisin Corp.	4,600	176,354
Ajinomoto Co., Inc.	14,400	437,771
ANA Holdings, Inc. (x)*	4,400	91,974
Asahi Group Holdings Ltd.	14,200	552,298
Asahi Intecc Co. Ltd.	6,400	137,481
Asahi Kasei Corp.	38,800	364,625
Astellas Pharma, Inc.	56,400	917,119
Azbil Corp.	3,800	173,103
Bandai Namco Holdings, Inc.	6,200	484,767
Benefit One, Inc.	2,400	102,964
Bridgestone Corp. (x)	17,200	740,005
Brother Industries Ltd.	6,900	132,625
Canon, Inc. (x)	30,000	730,505
Capcom Co. Ltd.	5,500	129,479
Central Japan Railway Co.	4,500	600,300
Chiba Bank Ltd. (The)	16,500	94,528
Chubu Electric Power Co., Inc.	20,100	211,781
Chugai Pharmaceutical Co. Ltd.	20,200	655,890
Concordia Financial Group Ltd.	33,900	123,187
Cosmos Pharmaceutical Corp.	600	88,307
CyberAgent, Inc.	12,600	209,653
Dai Nippon Printing Co. Ltd.	7,000	176,050
Daifuku Co. Ltd.	3,200	261,497
Dai-ichi Life Holdings, Inc.	31,400	634,797
Daiichi Sankyo Co. Ltd.	53,700	1,365,492
Daikin Industries Ltd.	7,600	1,723,759
Daito Trust Construction Co. Ltd.	2,000	228,984
Daiwa House Industry Co. Ltd.	17,500	503,260
Daiwa House REIT Investment Corp. (REIT)	69	209,045
Daiwa Securities Group, Inc.	45,000	253,773
Denso Corp.	13,100	1,085,194
Dentsu Group, Inc. (x)	6,686	238,308
Disco Corp.	900	275,015
East Japan Railway Co.	9,037	555,670

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Eisai Co. Ltd.	7,400	$420,146
ENEOS Holdings, Inc.	94,933	355,122
FANUC Corp.	12,118	2,568,346
Fast Retailing Co. Ltd.	1,800	1,021,977
Fuji Electric Co. Ltd.	3,900	212,918
FUJIFILM Holdings Corp.	11,100	822,730
Fujitsu Ltd.	6,100	1,046,275
GLP J-REIT (REIT)	128	221,327
GMO Payment Gateway, Inc.	1,200	149,700
Hakuhodo DY Holdings, Inc.	6,400	106,602
Hamamatsu Photonics KK	4,300	274,381
Hankyu Hanshin Holdings, Inc.	7,100	201,526
Hikari Tsushin, Inc.	600	92,376
Hino Motors Ltd.	8,900	73,348
Hirose Electric Co. Ltd.	949	159,555
Hitachi Construction Machinery Co. Ltd.	3,200	92,498
Hitachi Ltd.	29,340	1,589,048
Hitachi Metals Ltd.*	6,700	124,122
Honda Motor Co. Ltd.	50,000	1,403,982
Hoshizaki Corp.	1,700	127,836
Hoya Corp.	11,300	1,680,805
Hulic Co. Ltd. (x)	8,400	79,743
Ibiden Co. Ltd.	3,300	196,227
Idemitsu Kosan Co. Ltd.	5,839	149,084
Iida Group Holdings Co. Ltd.	4,600	107,012
Inpex Corp. (x)	31,900	277,874
Isuzu Motors Ltd.	17,200	213,972
Ito En Ltd.	1,700	89,264
ITOCHU Corp.	36,100	1,104,058
Itochu Techno-Solutions Corp.	2,900	93,280
Japan Airlines Co. Ltd.*	4,688	89,497
Japan Exchange Group, Inc.	15,800	345,861
Japan Metropolitan Fund Invest (REIT)	218	187,810
Japan Post Bank Co. Ltd.	10,800	99,052
Japan Post Holdings Co. Ltd.*	75,000	584,717
Japan Post Insurance Co. Ltd.	5,300	85,239
Japan Real Estate Investment Corp. (REIT)	39	221,394
Japan Tobacco, Inc. (x)	36,000	726,854
JFE Holdings, Inc.	15,300	195,124
JSR Corp.	6,300	239,611
Kajima Corp.	14,000	160,775
Kakaku.com, Inc.	3,700	98,748
Kansai Electric Power Co., Inc. (The)	21,900	204,474
Kansai Paint Co. Ltd.	5,500	119,534
Kao Corp.	14,500	758,719
KDDI Corp.	49,400	1,443,822
Keio Corp.	3,200	141,041
Keisei Electric Railway Co. Ltd.	3,599	97,304
Keyence Corp.	21,972	13,806,278
Kikkoman Corp.	4,500	378,293
Kintetsu Group Holdings Co. Ltd.*	5,300	148,131
Kirin Holdings Co. Ltd. (x)	25,600	411,051
Kobayashi Pharmaceutical Co. Ltd. (x)	1,800	141,459
Kobe Bussan Co. Ltd.	3,900	151,043
Koei Tecmo Holdings Co. Ltd.	1,740	68,447
Koito Manufacturing Co. Ltd.	3,300	174,711
Komatsu Ltd.	26,200	613,490
Konami Holdings Corp.	2,900	139,164
Kose Corp. (x)	1,000	113,449
Kubota Corp. (x)	31,900	708,134
Kurita Water Industries Ltd.	3,100	147,144
Kyocera Corp.	9,900	618,546
Kyowa Kirin Co. Ltd.	8,400	228,932
Lasertec Corp.	2,300	705,616
Lawson, Inc.	1,400	66,331
Lion Corp.	7,000	93,532
Lixil Corp.	8,300	221,155
M3, Inc.	13,700	689,943
Makita Corp.	7,000	297,149
Marubeni Corp.	48,400	471,041
Mazda Motor Corp.*	17,660	135,870
McDonald’s Holdings Co. Japan Ltd. (x)	2,110	93,366
Medipal Holdings Corp.	4,900	91,798
Meiji Holdings Co. Ltd.	3,744	223,279
Mercari, Inc.*	3,100	157,924
Minebea Mitsumi, Inc.	11,300	320,738
MISUMI Group, Inc.	8,800	361,088
Mitsubishi Chemical Holdings Corp.	39,900	295,530
Mitsubishi Corp.	38,300	1,215,958
Mitsubishi Electric Corp.	54,800	694,826
Mitsubishi Estate Co. Ltd.	35,100	486,542
Mitsubishi Gas Chemical Co., Inc.	4,300	72,819
Mitsubishi HC Capital, Inc.	20,500	101,404
Mitsubishi Heavy Industries Ltd.	10,000	231,157
Mitsubishi UFJ Financial Group, Inc.	374,700	2,035,556
Mitsui & Co. Ltd.	46,800	1,108,057
Mitsui Chemicals, Inc.	5,700	153,117
Mitsui Fudosan Co. Ltd.	28,500	564,524
Miura Co. Ltd.	2,700	92,950
Mizuho Financial Group, Inc.	73,153	930,391
MonotaRO Co. Ltd.	7,800	140,567
MS&AD Insurance Group Holdings, Inc.	13,807	425,985
Murata Manufacturing Co. Ltd.	123,609	9,839,934
NEC Corp.	7,600	350,830
Nexon Co. Ltd.	13,900	268,744
NGK Insulators Ltd.	8,000	135,200
Nidec Corp.	107,112	12,589,361
Nihon M&A Center Holdings, Inc.	9,400	230,526
Nintendo Co. Ltd.	3,400	1,585,760
Nippon Building Fund, Inc. (REIT) (x)	46	267,930
Nippon Express Co. Ltd. (r)	2,300	136,264
Nippon Paint Holdings Co. Ltd. (x)	22,100	240,923
Nippon Prologis REIT, Inc. (REIT)	64	226,445
Nippon Sanso Holdings Corp.	4,700	102,678
Nippon Shinyaku Co. Ltd.	1,500	104,451
Nippon Steel Corp.	26,591	434,245
Nippon Telegraph & Telephone Corp.	39,036	1,068,968
Nippon Yusen KK	5,000	380,770
Nissan Chemical Corp.	3,800	220,673
Nissan Motor Co. Ltd.*	72,200	348,855

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Nisshin Seifun Group, Inc.	6,180	$89,076
Nissin Foods Holdings Co. Ltd.	2,000	145,875
Nitori Holdings Co. Ltd.	2,500	374,359
Nitto Denko Corp.	4,300	332,322
Nomura Holdings, Inc.	95,500	416,520
Nomura Real Estate Holdings, Inc.	3,500	80,540
Nomura Real Estate Master Fund, Inc. (REIT)	132	185,670
Nomura Research Institute Ltd.	9,954	427,045
NTT Data Corp.	19,600	420,183
Obayashi Corp.	20,200	156,290
Obic Co. Ltd.	2,000	375,554
Odakyu Electric Railway Co. Ltd.	9,300	172,692
Oji Holdings Corp.	25,300	122,508
Olympus Corp.	33,700	776,216
Omron Corp.	60,600	6,037,347
Ono Pharmaceutical Co. Ltd.	11,500	285,526
Open House Group Co. Ltd.	2,500	130,835
Oracle Corp. (Tokyo Stock Exchange)	1,100	83,578
Oriental Land Co. Ltd.	6,200	1,045,371
ORIX Corp.	37,800	771,412
Orix JREIT, Inc. (REIT)	78	121,920
Osaka Gas Co. Ltd.	11,700	193,356
Otsuka Corp. (x)	3,500	167,043
Otsuka Holdings Co. Ltd. (x)	12,100	438,537
Pan Pacific International Holdings Corp.	12,800	176,594
Panasonic Corp.	66,500	731,309
Persol Holdings Co. Ltd.	5,500	159,697
Pola Orbis Holdings, Inc.	2,900	48,329
Rakuten Group, Inc.	27,000	270,868
Recruit Holdings Co. Ltd.	41,200	2,497,143
Renesas Electronics Corp.*	38,600	477,508
Resona Holdings, Inc.	66,505	258,666
Ricoh Co. Ltd.	20,900	194,592
Rinnai Corp.	1,100	99,261
Rohm Co. Ltd.	2,700	245,753
Ryohin Keikaku Co. Ltd.	7,200	109,787
Santen Pharmaceutical Co. Ltd.	11,200	136,994
SBI Holdings, Inc.	7,560	206,038
SCSK Corp.	4,800	95,516
Secom Co. Ltd.	6,500	451,265
Seiko Epson Corp.	8,700	156,635
Sekisui Chemical Co. Ltd.	11,700	195,492
Sekisui House Ltd.	19,000	407,815
Seven & i Holdings Co. Ltd.	22,900	1,006,541
SG Holdings Co. Ltd.	10,000	234,113
Sharp Corp.	6,699	76,931
Shimadzu Corp.	7,400	312,327
Shimano, Inc.	2,300	613,040
Shimizu Corp.	17,200	106,612
Shin-Etsu Chemical Co. Ltd.	10,700	1,852,943
Shionogi & Co. Ltd.	8,200	579,197
Shiseido Co. Ltd.	12,100	674,688
Shizuoka Bank Ltd. (The)	13,900	99,329
SMC Corp.	1,700	1,146,683
SoftBank Corp.	87,200	1,102,603
SoftBank Group Corp.	37,000	1,747,874
Sohgo Security Services Co. Ltd.	2,200	87,403
Sompo Holdings, Inc.	9,881	417,385
Sony Group Corp.	38,400	4,832,131
Square Enix Holdings Co. Ltd.	2,700	138,486
Stanley Electric Co. Ltd.	3,800	95,107
Subaru Corp.	19,100	341,552
SUMCO Corp.	8,400	171,534
Sumitomo Chemical Co. Ltd.	46,400	218,628
Sumitomo Corp.	34,900	515,930
Sumitomo Dainippon Pharma Co. Ltd.	4,700	54,138
Sumitomo Electric Industries Ltd.	23,500	306,340
Sumitomo Metal Mining Co. Ltd.	7,700	291,185
Sumitomo Mitsui Financial Group, Inc.	40,007	1,371,361
Sumitomo Mitsui Trust Holdings, Inc.	10,502	350,858
Sumitomo Realty & Development Co. Ltd.	9,600	282,333
Suntory Beverage & Food Ltd.	4,300	155,507
Suzuki Motor Corp.	11,400	438,934
Sysmex Corp.	5,100	689,429
T&D Holdings, Inc.	16,700	213,704
Taisei Corp.	5,900	179,262
Taisho Pharmaceutical Holdings Co. Ltd.	1,100	50,587
Takeda Pharmaceutical Co. Ltd.	48,390	1,319,651
TDK Corp.	102,500	4,000,913
Terumo Corp.	20,000	844,997
TIS, Inc.	6,700	199,491
Tobu Railway Co. Ltd.	5,900	134,485
Toho Co. Ltd.	3,400	145,571
Tokio Marine Holdings, Inc.	19,100	1,061,351
Tokyo Century Corp.	1,000	48,509
Tokyo Electric Power Co. Holdings, Inc.*	47,500	122,642
Tokyo Electron Ltd.	4,500	2,592,889
Tokyo Gas Co. Ltd.	11,700	209,731
Tokyu Corp.	15,600	207,222
Toppan, Inc.	8,200	153,692
Toray Industries, Inc.	43,200	256,053
Toshiba Corp.	12,800	526,332
Tosoh Corp.	8,100	120,130
TOTO Ltd.	4,400	202,347
Toyo Suisan Kaisha Ltd.	2,700	114,427
Toyota Industries Corp.	4,500	359,515
Toyota Motor Corp.	323,370	5,918,939
Toyota Tsusho Corp.	6,600	304,095
Trend Micro, Inc. (x)	4,200	233,313
Tsuruha Holdings, Inc.	1,100	105,572
Unicharm Corp.	12,500	543,228
USS Co. Ltd.	6,800	106,171
Welcia Holdings Co. Ltd.	2,900	90,507
West Japan Railway Co.	6,500	271,799
Yakult Honsha Co. Ltd.	4,000	208,641
Yamaha Corp.	4,200	207,024
Yamaha Motor Co. Ltd. (x)	8,700	208,670
Yamato Holdings Co. Ltd.	9,100	213,834
Yaskawa Electric Corp.	7,400	362,827
Yokogawa Electric Corp.	6,500	117,196
Z Holdings Corp.	82,600	479,242
ZOZO, Inc.	4,000	124,837

		158,849,603

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Jordan (0.0%)
Hikma Pharmaceuticals plc	5,341	$160,418

Luxembourg (0.1%)
ArcelorMittal SA	20,509	657,172
Eurofins Scientific SE	4,123	510,711

		1,167,883

Macau (0.0%)
Galaxy Entertainment Group Ltd.*	63,000	326,410
Sands China Ltd.*	75,587	176,038

		502,448

Malta (0.0%)
BGP Holdings plc (r)*	796,081	—

Mexico (0.7%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	221,543	4,567,407
Grupo Financiero Banorte SAB de CV, Class O	821,987	5,346,097
Wal-Mart de Mexico SAB de CV	1,172,896	4,366,103

		14,279,607

Netherlands (1.8%)
ABN AMRO Bank NV (CVA) (m)	13,166	193,604
Adyen NV (m)*	606	1,594,776
Aegon NV	55,694	278,550
Akzo Nobel NV	5,948	653,479
Argenx SE*	1,427	501,689
ASM International NV	1,462	646,986
ASML Holding NV	15,736	12,660,839
ASML Holding NV (Registered) (NYRS)	7,794	6,205,115
Euronext NV (m)	2,618	271,979
EXOR NV	3,376	303,489
Heineken Holding NV	3,305	305,347
Heineken NV	7,848	883,309
IMCD NV	1,741	385,920
ING Groep NV	119,663	1,667,805
JDE Peet’s NV	2,217	68,402
Koninklijke Ahold Delhaize NV	32,492	1,114,758
Koninklijke DSM NV	5,357	1,207,591
Koninklijke KPN NV	104,725	325,496
Koninklijke Philips NV	28,215	1,052,503
NN Group NV	8,208	444,906
Randstad NV	3,722	254,419
Royal Dutch Shell plc, Class A	125,707	2,759,504
Royal Dutch Shell plc, Class B	112,382	2,467,908
uniQure NV*	25,237	523,415
Universal Music Group NV	21,384	603,286
Wolters Kluwer NV	8,095	954,794

		38,329,869

New Zealand (0.1%)
Auckland International Airport Ltd.*	38,801	204,626
Fisher & Paykel Healthcare Corp. Ltd.	17,951	402,773
Mercury NZ Ltd.	18,569	77,834
Meridian Energy Ltd.	39,738	132,000
Ryman Healthcare Ltd.	13,059	109,565
Spark New Zealand Ltd.	57,640	178,439
Xero Ltd.*	4,108	422,732

		1,527,969

Norway (0.1%)
Aker BP ASA	3,851	118,767
DNB Bank ASA	27,657	634,382
Equinor ASA	30,256	810,464
Gjensidige Forsikring ASA	5,811	141,208
Mowi ASA	13,681	324,216
Norsk Hydro ASA	41,858	330,432
Orkla ASA	23,377	234,552
Schibsted ASA, Class A	2,276	87,897
Schibsted ASA, Class B	3,030	102,186
Telenor ASA (x)	20,314	319,708

		3,103,812

Panama (0.2%)
Copa Holdings SA, Class A*	53,110	4,390,073

Poland (0.4%)
Bank Polska Kasa Opieki SA	125,168	3,790,004
InPost SA*	6,225	75,110
LPP SA	1,325	5,656,280

		9,521,394

Portugal (0.0%)
EDP - Energias de Portugal SA	81,585	448,818
Galp Energia SGPS SA	15,602	151,340
Jeronimo Martins SGPS SA	7,835	179,295

		779,453

Russia (1.1%)
Coca-Cola HBC AG*	6,237	215,695
Evraz plc	14,018	114,148
Fix Price Group Ltd. (Cboe Europe) (GDR) (m)	206,183	1,556,682
Fix Price Group Ltd. (London stock Exchange) (GDR)§	158,128	1,193,866
LUKOIL PJSC (ADR)	51,274	4,604,405
Novatek PJSC (GDR) (m)	22,139	5,184,954
Ozon Holdings plc (ADR)*	41,597	1,231,687
Sberbank of Russia PJSC (ADR)	152,536	2,402,442
TCS Group Holding plc (GDR) (m)	46,298	3,903,847
Yandex NV, Class A*	66,553	4,026,457

		24,434,183

Saudi Arabia (0.0%)
Delivery Hero SE (m)*	5,000	557,865

Singapore (0.3%)
Ascendas REIT (REIT)	102,115	223,538
CapitaLand Integrated Commercial Trust (REIT)	153,269	232,019
Capitaland Investment Ltd.*	73,400	185,733
City Developments Ltd.	11,200	56,598
DBS Group Holdings Ltd.	56,000	1,357,198
Genting Singapore Ltd.	188,257	108,266
Keppel Corp. Ltd.	45,300	172,111
Mapletree Commercial Trust (REIT) (r)	67,100	99,585
Mapletree Logistics Trust (REIT)	96,799	136,478

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Oversea-Chinese Banking Corp. Ltd.	104,578	$884,676
Singapore Airlines Ltd.*	41,750	154,595
Singapore Exchange Ltd.	25,000	172,529
Singapore Technologies Engineering Ltd.	43,300	120,813
Singapore Telecommunications Ltd.	256,100	440,896
STMicroelectronics NV	21,167	1,045,158
United Overseas Bank Ltd.	36,767	733,921
UOL Group Ltd.	14,743	77,566
Venture Corp. Ltd.	8,000	108,697

		6,310,377

South Africa (0.8%)
Anglo American Platinum Ltd.	24,080	2,745,392
Anglo American plc (Johannesburg Stock Exchange)	191,889	7,848,001
Anglo American plc (London stock Exchange)	39,692	1,620,349
Capitec Bank Holdings Ltd.	32,206	4,122,611
Mr Price Group Ltd.	134,322	1,681,659

		18,018,012

South Korea (1.5%)
Hyundai Motor Co.	6,540	1,149,830
Kakao Corp.	18,044	1,707,634
KakaoBank Corp.*	3,964	196,741
KB Financial Group, Inc.	48,518	2,244,786
Kia Corp.*	16,691	1,154,154
LG Chem Ltd.*	3,174	1,642,069
NAVER Corp.*	5,141	1,636,903
Samsung Electronics Co. Ltd.	275,586	18,152,163
Samsung SDI Co. Ltd.	4,180	2,303,176
SK Hynix, Inc.	15,393	1,696,305

		31,883,761

Spain (0.6%)
ACS Actividades de Construccion y Servicios SA	7,662	205,606
Aena SME SA (m)*	2,169	342,754
Amadeus IT Group SA*	13,634	925,751
Banco Bilbao Vizcaya Argentaria SA	206,661	1,235,239
Banco Santander SA	531,509	1,779,364
CaixaBank SA	138,363	380,268
Cellnex Telecom SA (m)	15,790	920,059
EDP Renovaveis SA	8,969	223,625
Enagas SA (x)	7,747	179,927
Endesa SA	10,055	231,242
Ferrovial SA	14,219	446,150
Grifols SA	9,230	177,329
Iberdrola SA	175,036	2,074,489
Industria de Diseno Textil SA	53,959	1,752,664
Naturgy Energy Group SA	5,939	193,583
Red Electrica Corp. SA	13,473	291,825
Repsol SA	43,992	522,686
Siemens Gamesa Renewable Energy SA*	7,420	177,992
Telefonica SA (x)	156,680	687,120
Telefonica SA*	6,024	26,418

		12,774,091

Sweden (1.4%)
Alfa Laval AB	9,144	368,747
Assa Abloy AB, Class B	186,959	5,714,579
Atlas Copco AB, Class A	118,186	8,184,945
Atlas Copco AB, Class B	11,690	688,499
Boliden AB	8,644	334,809
Electrolux AB, Class B	7,020	170,524
Embracer Group AB*	13,734	146,684
Epiroc AB, Class A	20,663	524,109
Epiroc AB, Class B	12,138	257,504
EQT AB	8,886	484,805
Essity AB, Class B	18,153	593,435
Evolution AB (m)	5,132	730,482
Fastighets AB Balder, Class B*	3,334	240,488
Getinge AB, Class B	6,988	305,544
H & M Hennes & Mauritz AB, Class B (x)	22,732	447,989
Hexagon AB, Class B	61,300	974,497
Husqvarna AB, Class B	12,854	206,049
Industrivarden AB, Class C	4,970	156,258
Industrivarden AB, Class A	4,026	128,494
Investment AB Latour, Class B	4,608	188,018
Investor AB, Class A	15,235	402,279
Investor AB, Class B	55,844	1,407,502
Kinnevik AB, Class B (x)*	7,529	268,917
L E Lundbergforetagen AB, Class B	2,221	124,861
Lifco AB, Class B	7,122	213,356
Lundin Energy AB	6,230	223,726
Nibe Industrier AB, Class B	43,270	654,830
Sagax AB, Class B	4,920	166,065
Sandvik AB	34,150	954,637
Securitas AB, Class B	9,746	134,441
Sinch AB (m)*	15,505	197,497
Skandinaviska Enskilda Banken AB, Class A	50,616	704,945
Skanska AB, Class B	10,666	276,441
SKF AB, Class B	11,878	281,958
Svenska Cellulosa AB SCA, Class B	17,463	310,659
Svenska Handelsbanken AB, Class A	45,511	492,874
Swedbank AB, Class A	28,198	568,254
Swedish Match AB	46,910	373,881
Tele2 AB, Class B	15,589	222,720
Telefonaktiebolaget LM Ericsson, Class B	89,464	987,983
Telia Co. AB	83,070	325,479
Volvo AB, Class A	6,233	146,647
Volvo AB, Class B	43,394	1,006,790

		31,293,201

Switzerland (2.6%)
ABB Ltd. (Registered)	50,179	1,921,913
Adecco Group AG (Registered)	4,823	246,655
Alcon, Inc.	15,168	1,344,013
Bachem Holding AG (Registered), Class B	189	148,512
Baloise Holding AG (Registered)	1,286	210,429
Barry Callebaut AG (Registered)	111	269,947
Chocoladefabriken Lindt & Spruengli AG	32	443,547

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Chocoladefabriken Lindt & Spruengli AG (Registered)	3	$402,327
Cie Financiere Richemont SA (Registered)	16,000	2,404,741
Clariant AG (Registered)*	6,089	126,966
Credit Suisse Group AG (Registered)	78,183	761,237
EMS-Chemie Holding AG (Registered)	221	247,631
Geberit AG (Registered)	1,120	915,961
Givaudan SA (Registered)	280	1,472,520
Holcim Ltd.*	15,850	809,025
Julius Baer Group Ltd.	6,567	440,923
Kuehne + Nagel International AG (Registered)	1,673	540,530
Logitech International SA (Registered)	5,388	454,598
Lonza Group AG (Registered)	4,898	4,093,851
Nestle SA (Registered)	85,998	12,027,639
Novartis AG (Registered)	66,934	5,897,126
Partners Group Holding AG	698	1,158,609
Roche Holding AG	21,463	8,929,569
Roche Holding AG CHF 1	996	446,845
Schindler Holding AG	1,267	341,361
Schindler Holding AG (Registered)	626	167,904
SGS SA (Registered)	188	628,661
Sika AG (Registered)	4,346	1,813,377
Sonova Holding AG (Registered)	1,647	646,726
Straumann Holding AG (Registered)	322	684,497
Swatch Group AG (The)	901	275,877
Swatch Group AG (The) (Registered)	1,422	83,413
Swiss Life Holding AG (Registered)	996	611,023
Swiss Prime Site AG (Registered)	2,365	232,685
Swisscom AG (Registered)	806	455,188
Temenos AG (Registered)	2,079	287,596
UBS Group AG (Registered)	107,454	1,936,342
VAT Group AG (m)	825	411,413
Vifor Pharma AG	1,334	237,535
Zur Rose Group AG*	4,227	1,092,470
Zurich Insurance Group AG	4,612	2,026,608

		57,647,790

Taiwan (2.1%)
ASE Technology Holding Co. Ltd.	1,210,282	4,658,801
Delta Electronics, Inc.	622,000	6,182,456
MediaTek, Inc.	27,000	1,161,311
Novatek Microelectronics Corp.	132,000	2,571,583
Sea Ltd. (ADR)*	23,986	5,365,908
Taiwan Semiconductor Manufacturing Co. Ltd.	1,192,133	26,499,505

		46,439,564

Thailand (0.1%)
Ngern Tid Lor PCL*	1,336,400	1,460,218

United Kingdom (3.2%)
3i Group plc	28,812	565,088
abrdn plc	68,559	223,550
Admiral Group plc	6,002	256,475
Ashtead Group plc	13,757	1,106,447
Associated British Foods plc	11,088	301,364
AstraZeneca plc	47,248	5,549,801
Auto Trader Group plc (m)	30,072	301,209
AVEVA Group plc	3,561	164,073
Aviva plc	122,395	679,900
BAE Systems plc	96,743	719,944
Barclays plc	521,430	1,319,812
Barratt Developments plc	31,695	320,898
Berkeley Group Holdings plc	3,528	228,022
BP plc	614,588	2,749,349
British American Tobacco plc	66,816	2,472,145
British Land Co. plc (The) (REIT)	27,402	196,948
BT Group plc	267,559	614,033
Bunzl plc	9,779	381,869
Burberry Group plc	12,599	309,945
CK Hutchison Holdings Ltd.	80,764	520,988
CNH Industrial NV	31,850	618,979
Coca-Cola Europacific Partners plc	5,944	332,448
Compass Group plc*	54,681	1,221,962
Croda International plc	4,320	591,750
DCC plc	3,068	251,238
Diageo plc	71,177	3,888,348
Entain plc*	18,209	414,806
Experian plc	28,425	1,397,400
Farfetch Ltd., Class A*	89,817	3,002,582
GlaxoSmithKline plc	154,219	3,353,667
Halma plc	11,800	511,100
Hargreaves Lansdown plc	11,072	203,067
HSBC Holdings plc	621,583	3,774,688
Imperial Brands plc	28,248	618,070
Informa plc*	46,754	326,924
InterContinental Hotels Group plc*	5,685	367,895
Intertek Group plc	5,026	383,006
J Sainsbury plc	51,928	193,852
JD Sports Fashion plc	80,275	236,653
Johnson Matthey plc	6,024	166,826
Just Eat Takeaway.com NV (m)*	5,582	308,032
Kingfisher plc	65,697	300,830
Land Securities Group plc (REIT)	21,924	230,398
Legal & General Group plc	178,629	719,305
Linde plc	7,285	2,523,743
Lloyds Banking Group plc	2,150,825	1,391,577
London Stock Exchange Group plc	10,100	947,390
M&G plc	80,922	218,516
Melrose Industries plc	136,091	294,545
National Grid plc	109,738	1,574,183
NatWest Group plc	173,872	531,172
Next plc	4,145	457,253
Ocado Group plc*	14,139	321,133
Pearson plc	23,459	194,709
Persimmon plc	9,283	358,857
Phoenix Group Holdings plc	18,661	164,989
Prudential plc	122,201	2,108,089
Reckitt Benckiser Group plc	21,643	1,857,881
RELX plc (London Stock Exchange)	17,482	568,380
RELX plc (Turquoise Stock Exchange)	41,772	1,356,338

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Rentokil Initial plc	57,716	$456,230
Rolls-Royce Holdings plc*	260,442	433,178
Sage Group plc (The)	31,545	364,041
Schroders plc	3,869	186,433
Segro plc (REIT)	37,069	720,760
Severn Trent plc	7,435	296,576
Smith & Nephew plc	26,094	456,858
Smiths Group plc	12,392	264,933
Spirax-Sarco Engineering plc	2,287	496,839
SSE plc	32,361	722,299
St James’s Place plc	16,751	381,705
Standard Chartered plc	79,147	480,368
Taylor Wimpey plc	113,469	269,543
Tesco plc	240,145	942,315
Unilever plc (Cboe Europe)	57,126	3,060,361
Unilever plc (London Stock Exchange)	22,155	1,183,173
United Utilities Group plc	21,224	312,845
Vodafone Group plc	840,296	1,276,826
Whitbread plc*	6,282	254,665
WPP plc	36,176	548,175

		70,372,564

United States (36.1%)
3M Co.	8,183	1,453,546
A O Smith Corp.	1,883	161,656
Abbott Laboratories	25,114	3,534,544
AbbVie, Inc.	25,107	3,399,488
ABIOMED, Inc.*	670	240,644
Accenture plc, Class A	8,970	3,718,513
Activision Blizzard, Inc.	11,061	735,888
Adobe, Inc.*	31,725	17,989,979
Advance Auto Parts, Inc.	875	209,895
Advanced Micro Devices, Inc.*	17,154	2,468,461
AES Corp. (The)	9,843	239,185
Aflac, Inc.	8,652	505,190
Agilent Technologies, Inc.	49,716	7,937,159
Air Products and Chemicals, Inc.	3,146	957,202
Akamai Technologies, Inc.*	2,282	267,085
Alaska Air Group, Inc.*	1,615	84,141
Albemarle Corp.	1,662	388,526
Alexandria Real Estate Equities, Inc. (REIT)	2,006	447,258
Align Technology, Inc.*	1,042	684,782
Allegion plc	1,308	173,232
Alliant Energy Corp.	3,674	225,841
Allstate Corp. (The)	4,132	486,130
Alphabet, Inc., Class A*	17,228	49,910,205
Alphabet, Inc., Class C*	3,973	11,496,233
Altria Group, Inc.	26,099	1,236,832
Amazon.com, Inc.*	7,093	23,650,474
Amcor plc	21,952	263,644
Ameren Corp.	3,613	321,593
American Airlines Group, Inc. (x)*	9,229	165,753
American Electric Power Co., Inc.	7,169	637,826
American Express Co.	8,906	1,457,022
American International Group, Inc.	11,799	670,891
American Tower Corp. (REIT)	6,469	1,892,182
American Water Works Co., Inc.	2,588	488,770
Ameriprise Financial, Inc.	1,589	479,338
AmerisourceBergen Corp.	2,185	290,365
AMETEK, Inc.	3,265	480,086
Amgen, Inc.	8,003	1,800,435
Amphenol Corp., Class A	8,508	744,110
Analog Devices, Inc.	71,829	12,625,383
ANSYS, Inc.*	1,237	496,185
Anthem, Inc.	3,447	1,597,822
Aon plc, Class A	3,132	941,354
APA Corp.	5,314	142,893
Apple, Inc.	221,374	39,309,381
Applied Materials, Inc.	35,469	5,581,402
Aptiv plc*	3,846	634,398
Archer-Daniels-Midland Co.	7,892	533,420
Arista Networks, Inc.*	3,153	453,244
Arthur J Gallagher & Co.	2,912	494,079
Assurant, Inc.	803	125,156
AT&T, Inc.	101,440	2,495,424
Atmos Energy Corp.	1,863	195,187
Autodesk, Inc.*	3,124	878,438
Automatic Data Processing, Inc.	5,984	1,475,535
AutoZone, Inc.*	298	624,724
AvalonBay Communities, Inc. (REIT)	1,988	502,149
Avantor, Inc.*	143,669	6,054,212
Avery Dennison Corp.	1,146	248,189
Baker Hughes Co.	12,469	300,004
Ball Corp.	4,595	442,361
Bank of America Corp.	102,294	4,551,060
Bank of New York Mellon Corp. (The)	10,780	626,102
Bath & Body Works, Inc.	3,743	261,224
Baxter International, Inc.	7,110	610,322
Becton Dickinson and Co.	4,076	1,025,032
Berkshire Hathaway, Inc., Class B*	26,010	7,776,990
Best Buy Co., Inc.	3,162	321,259
Biogen, Inc.*	2,086	500,473
Bio-Rad Laboratories, Inc., Class A*	301	227,427
Bio-Techne Corp.	545	281,950
BlackRock, Inc.‡	2,029	1,857,671
Boeing Co. (The)*	7,840	1,578,349
Booking Holdings, Inc.*	584	1,401,150
BorgWarner, Inc.	3,392	152,877
Boston Properties, Inc. (REIT)	2,085	240,150
Boston Scientific Corp.*	61,200	2,599,776
Bristol-Myers Squibb Co.	31,516	1,965,023
Broadcom, Inc.	5,847	3,890,652
Broadridge Financial Solutions, Inc.	1,634	298,728
Brown & Brown, Inc.	3,263	229,324
Brown-Forman Corp., Class B	2,653	193,298
Cadence Design Systems, Inc.*	3,946	735,337
Caesars Entertainment, Inc.*	3,107	290,598
Campbell Soup Co.	2,836	123,253
Capital One Financial Corp.	6,040	876,344
Cardinal Health, Inc.	3,913	201,480
CarMax, Inc.*	2,320	302,134
Carnival Corp. (x)*	11,863	238,684
Carrier Global Corp.	12,320	668,237
Castle Biosciences, Inc.*	9,950	426,557
Catalent, Inc.*	2,433	311,497
Caterpillar, Inc.	7,681	1,587,970
Cboe Global Markets, Inc.	1,570	204,728

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
CBRE Group, Inc., Class A*	4,754	$515,857
CDW Corp.	1,963	401,983
Celanese Corp.	1,522	255,787
Centene Corp.*	8,294	683,426
CenterPoint Energy, Inc.	9,269	258,698
Ceridian HCM Holding, Inc.*	1,865	194,818
Cerner Corp.	4,178	388,011
CF Industries Holdings, Inc.	3,048	215,737
CH Robinson Worldwide, Inc.	1,916	206,219
Charles River Laboratories International, Inc.*	5,312	2,001,455
Charles Schwab Corp. (The)	21,359	1,796,292
Charter Communications, Inc., Class A*	1,757	1,145,511
Chevron Corp.	27,407	3,216,211
Chipotle Mexican Grill, Inc.*	400	699,300
Chubb Ltd.	6,124	1,183,830
Church & Dwight Co., Inc.	3,421	350,652
Cigna Corp.	4,703	1,079,950
Cincinnati Financial Corp.	2,079	236,860
Cintas Corp.	1,252	554,849
Cisco Systems, Inc.	59,922	3,797,257
Citigroup, Inc.	28,165	1,700,884
Citizens Financial Group, Inc.	5,946	280,948
Citrix Systems, Inc.	1,789	169,222
Clorox Co. (The)	1,782	310,710
CME Group, Inc.	5,108	1,166,974
CMS Energy Corp.	4,052	263,583
Coca-Cola Co. (The)	55,238	3,270,642
Cognizant Technology Solutions Corp., Class A	7,452	661,141
Colgate-Palmolive Co.	11,973	1,021,776
Comcast Corp., Class A	64,641	3,253,382
Comerica, Inc.	1,963	170,781
Conagra Brands, Inc.	6,744	230,308
ConocoPhillips	18,795	1,356,623
Consolidated Edison, Inc.	4,966	423,699
Constellation Brands, Inc., Class A	2,306	578,737
Cooper Cos., Inc. (The)	694	290,744
Copart, Inc.*	3,016	457,286
Corning, Inc.	10,920	406,552
Corteva, Inc.	10,229	483,627
Costco Wholesale Corp.	6,280	3,565,156
Coterra Energy, Inc.	11,634	221,046
Crown Castle International Corp. (REIT)	6,141	1,281,872
CSX Corp.	31,457	1,182,783
Cummins, Inc.	2,001	436,498
CVS Health Corp.	18,734	1,932,599
CyberArk Software Ltd.*	1,187	205,683
Danaher Corp.	12,973	4,268,247
Darden Restaurants, Inc.	1,833	276,123
DaVita, Inc.*	993	112,964
Deere & Co.	4,008	1,374,303
Delta Air Lines, Inc.*	9,058	353,987
Dentsply Sirona, Inc.	3,174	177,077
Devon Energy Corp.	8,857	390,151
Dexcom, Inc.*	1,377	739,380
Diamondback Energy, Inc.	2,396	258,409
Digital Realty Trust, Inc. (REIT)	4,037	714,024
Discover Financial Services	4,161	480,845
Discovery, Inc., Class A (x)*	2,583	60,804
Discovery, Inc., Class C*	4,363	99,913
DISH Network Corp., Class A*	3,522	114,254
Dollar General Corp.	3,309	780,361
Dollar Tree, Inc.*	3,152	442,919
Dominion Energy, Inc.	11,527	905,561
Domino’s Pizza, Inc.	513	289,501
Dover Corp.	2,051	372,462
Dow, Inc.	10,460	593,291
DR Horton, Inc.	4,630	502,123
DTE Energy Co.	2,769	331,006
Duke Energy Corp.	10,935	1,147,082
Duke Realty Corp. (REIT)	5,309	348,483
Dun & Bradstreet Holdings, Inc.*	24,532	502,661
DuPont de Nemours, Inc.	7,353	593,975
DXC Technology Co.*	3,523	113,405
Eastman Chemical Co.	1,900	229,729
Eaton Corp. plc	5,669	979,717
eBay, Inc.	8,892	591,318
Ecolab, Inc.	3,542	830,918
Edison International	5,299	361,657
Edwards Lifesciences Corp.*	8,868	1,148,849
Electronic Arts, Inc.	4,011	529,051
Eli Lilly and Co.	11,278	3,115,209
Emerson Electric Co.	8,491	789,408
Enphase Energy, Inc.*	1,885	344,842
Entergy Corp.	2,791	314,406
EOG Resources, Inc.	8,357	742,352
EPAM Systems, Inc.*	7,184	4,802,145
Equifax, Inc.	27,362	8,011,320
Equinix, Inc. (REIT)	1,280	1,082,675
Equity Residential (REIT)	4,853	439,197
Essex Property Trust, Inc. (REIT)	911	320,882
Estee Lauder Cos., Inc. (The), Class A	3,293	1,219,069
Etsy, Inc.*	1,767	386,867
Everest Re Group Ltd.	561	153,669
Evergy, Inc.	3,357	230,324
Eversource Energy	4,867	442,800
Exelon Corp.	13,898	802,748
Expedia Group, Inc.*	2,026	366,139
Expeditors International of Washington, Inc.	2,367	317,864
Extra Space Storage, Inc. (REIT)	1,913	433,734
Exxon Mobil Corp.	60,170	3,681,802
F5, Inc.*	886	216,813
FactSet Research Systems, Inc.	553	268,764
Fastenal Co.	8,173	523,562
Federal Realty Investment Trust (REIT)	968	131,958
FedEx Corp.	3,467	896,705
Ferguson plc	6,845	1,214,185
Fidelity National Information Services, Inc.	37,232	4,063,873
Fifth Third Bancorp	9,581	417,253
First Republic Bank	2,551	526,807
FirstEnergy Corp.	7,722	321,158
Fiserv, Inc.*	8,435	875,469
Fiverr International Ltd.*	893	101,534
FleetCor Technologies, Inc.*	1,170	261,893
FMC Corp.	1,733	190,439
Ford Motor Co.	55,787	1,158,696

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Fortinet, Inc.*	1,928	$692,923
Fortive Corp.	5,101	389,155
Fortune Brands Home & Security, Inc.	1,855	198,299
Fox Corp., Class A	4,771	176,050
Fox Corp., Class B	1,998	68,471
Franklin Resources, Inc.	3,797	127,162
Freeport-McMoRan, Inc.	20,836	869,486
Gap, Inc. (The)	3,242	57,221
Garmin Ltd.	2,104	286,502
Gartner, Inc.*	1,153	385,471
Generac Holdings, Inc.*	913	321,303
General Dynamics Corp.	3,299	687,743
General Electric Co.	15,590	1,472,787
General Mills, Inc.	8,579	578,053
General Motors Co.*	20,623	1,209,126
Genuine Parts Co.	2,000	280,400
Gilead Sciences, Inc.	17,842	1,295,508
Global Payments, Inc.	4,115	556,266
Globant SA*	15,189	4,770,713
Globe Life, Inc.	1,334	125,022
Goldman Sachs Group, Inc. (The)	4,818	1,843,126
Halliburton Co.	12,426	284,183
Hartford Financial Services Group, Inc. (The)	4,881	336,984
Hasbro, Inc.	1,853	188,598
HCA Healthcare, Inc.	3,393	871,730
Healthpeak Properties, Inc. (REIT)	7,577	273,454
Henry Schein, Inc.*	2,018	156,456
Hershey Co. (The)	2,028	392,357
Hess Corp.	3,833	283,757
Hewlett Packard Enterprise Co.	18,554	292,597
Hilton Worldwide Holdings, Inc.*	3,943	615,069
Hologic, Inc.*	3,600	275,616
Home Depot, Inc. (The)	14,992	6,221,830
Honeywell International, Inc.	9,776	2,038,394
Hormel Foods Corp.	4,042	197,290
Host Hotels & Resorts, Inc. (REIT)*	10,132	176,195
Howmet Aerospace, Inc.	5,611	178,598
HP, Inc.	16,354	616,055
Humana, Inc.	1,826	847,008
Huntington Bancshares, Inc.	20,572	317,220
Huntington Ingalls Industries, Inc.	555	103,641
IDEX Corp.	1,120	264,678
IDEXX Laboratories, Inc.*	1,205	793,444
IHS Markit Ltd.	5,677	754,587
Illinois Tool Works, Inc.	4,065	1,003,242
Illumina, Inc.*	8,624	3,280,915
Incyte Corp.*	2,725	200,015
Ingersoll Rand, Inc.	5,929	366,827
Inmode Ltd.*	1,517	107,070
Intel Corp.	57,759	2,974,588
Intercontinental Exchange, Inc.	8,007	1,095,117
International Business Machines Corp.	12,726	1,700,957
International Flavors & Fragrances, Inc.	3,620	545,353
International Paper Co.	5,493	258,061
Interpublic Group of Cos., Inc. (The)	5,689	213,053
Intuit, Inc.	37,508	24,125,896
Intuitive Surgical, Inc.*	9,997	3,591,922
Invesco Ltd.	5,136	118,231
IPG Photonics Corp.*	465	80,045
IQVIA Holdings, Inc.*	12,120	3,419,537
Iron Mountain, Inc. (REIT)	4,189	219,210
J M Smucker Co. (The)	1,589	215,818
Jack Henry & Associates, Inc.	1,088	181,685
Jacobs Engineering Group, Inc.	1,804	251,171
James Hardie Industries plc (CHDI)	13,767	553,895
JB Hunt Transport Services, Inc.	1,220	249,368
Johnson & Johnson	37,379	6,394,426
Johnson Controls International plc	10,074	819,117
JPMorgan Chase & Co.	41,968	6,645,633
Juniper Networks, Inc.	4,533	161,873
Kellogg Co.	3,743	241,124
KeyCorp	13,610	314,799
Keysight Technologies, Inc.*	2,630	543,121
Kimberly-Clark Corp.	4,783	683,586
Kimco Realty Corp. (REIT)	8,760	215,934
Kinder Morgan, Inc.	27,636	438,307
KLA Corp.	2,155	926,887
Kraft Heinz Co. (The)	10,083	361,980
Kroger Co. (The)	9,629	435,809
L3Harris Technologies, Inc.	2,782	593,234
Laboratory Corp. of America Holdings*	1,341	421,356
Lam Research Corp.	2,000	1,438,300
Lamb Weston Holdings, Inc.	2,063	130,753
Las Vegas Sands Corp.*	4,732	178,112
Leidos Holdings, Inc.	2,087	185,534
Lennar Corp., Class A	3,819	443,615
Lincoln National Corp.	2,326	158,773
Live Nation Entertainment, Inc.*	1,982	237,226
LKQ Corp.	3,755	225,413
Lockheed Martin Corp.	3,487	1,239,315
Loews Corp.	2,750	158,840
Lowe’s Cos., Inc.	9,837	2,542,668
Lumen Technologies, Inc. (x)	12,748	159,987
LyondellBasell Industries NV, Class A	3,748	345,678
M&T Bank Corp.	1,797	275,983
Marathon Oil Corp.	11,057	181,556
Marathon Petroleum Corp.	8,713	557,545
MarketAxess Holdings, Inc.	521	214,272
Marriott International, Inc., Class A*	6,928	1,144,783
Marsh & McLennan Cos., Inc.	7,193	1,250,287
Martin Marietta Materials, Inc.	896	394,706
Marvell Technology, Inc.	22,043	1,928,542
Masco Corp.	3,512	246,613
Mastercard, Inc., Class A	12,318	4,426,104
Match Group, Inc.*	4,022	531,910
McCormick & Co., Inc. (Non-Voting)	3,572	345,091
McDonald’s Corp.	10,616	2,845,831
McKesson Corp.	2,173	540,143
Medtronic plc	19,086	1,974,447
Merck & Co., Inc.	35,868	2,748,924
Meta Platforms, Inc., Class A*	83,756	28,171,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
MetLife, Inc.	10,098	$631,024
Mettler-Toledo International, Inc.*	325	551,593
MGM Resorts International	5,663	254,155
Microchip Technology, Inc.	7,884	686,381
Micron Technology, Inc.	15,887	1,479,874
Microsoft Corp.	118,614	39,892,260
Mid-America Apartment Communities, Inc. (REIT)	1,635	375,134
Moderna, Inc.*	5,011	1,272,694
Mohawk Industries, Inc.*	741	134,995
Molson Coors Beverage Co., Class B	2,565	118,888
Mondelez International, Inc., Class A	19,825	1,314,596
Monolithic Power Systems, Inc.	602	296,985
Monster Beverage Corp.*	5,298	508,820
Moody’s Corp.	2,300	898,334
Morgan Stanley	20,378	2,000,304
Mosaic Co. (The)	5,446	213,973
Motorola Solutions, Inc.	2,390	649,363
MSCI, Inc.	1,172	718,073
Nasdaq, Inc.	1,629	342,106
Natera, Inc.*	10,439	974,898
NetApp, Inc.	3,250	298,967
Netflix, Inc.*	6,294	3,791,757
Newell Brands, Inc.	5,258	114,835
Newmont Corp.	11,313	701,632
News Corp., Class A	6,137	136,916
News Corp., Class B	1,485	33,413
NextEra Energy, Inc.	27,886	2,603,437
Nielsen Holdings plc	4,738	97,176
NIKE, Inc., Class B	38,423	6,403,961
NiSource, Inc.	5,506	152,021
Norfolk Southern Corp.	3,450	1,027,100
Northern Trust Corp.	2,957	353,687
Northrop Grumman Corp.	2,119	820,201
NortonLifeLock, Inc.	8,524	221,454
Norwegian Cruise Line Holdings Ltd.*	4,888	101,377
NRG Energy, Inc.	3,499	150,737
Nucor Corp.	4,112	469,385
NVIDIA Corp.	49,724	14,624,326
NVR, Inc.*	47	277,717
Occidental Petroleum Corp.	12,487	361,998
Old Dominion Freight Line, Inc.	1,341	480,588
Omnicell, Inc.*	8,370	1,510,283
Omnicom Group, Inc.	2,920	213,948
ONEOK, Inc.	6,429	377,768
Oracle Corp. (London Stock Exchange)	22,912	1,998,156
O’Reilly Automotive, Inc.*	959	677,275
Organon & Co.	3,547	108,006
Otis Worldwide Corp.	6,014	523,639
PACCAR, Inc.	4,936	435,651
Packaging Corp. of America	1,379	187,751
Parker-Hannifin Corp.	1,810	575,797
Paychex, Inc.	4,558	622,167
Paycom Software, Inc.*	664	275,686
PayPal Holdings, Inc.*	35,673	6,727,214
Penn National Gaming, Inc.*	2,354	122,055
Pentair plc	2,350	171,620
People’s United Financial, Inc.	5,731	102,126
PepsiCo, Inc.	19,654	3,414,096
PerkinElmer, Inc.	1,766	355,072
Pfizer, Inc.	79,727	4,707,879
Phathom Pharmaceuticals, Inc.*	27,475	540,433
Philip Morris International, Inc.	22,113	2,100,735
Phillips 66	6,239	452,078
Pinnacle West Capital Corp.	1,560	110,120
Pioneer Natural Resources Co.	3,222	586,017
PNC Financial Services Group, Inc. (The)‡	6,012	1,205,526
Pool Corp.	568	321,488
PPG Industries, Inc.	3,375	581,985
PPL Corp.	10,446	314,007
Principal Financial Group, Inc.	3,667	265,234
Procter & Gamble Co. (The)	34,377	5,623,390
Progressive Corp. (The)	8,325	854,561
Prologis, Inc. (REIT)	10,511	1,769,632
Prudential Financial, Inc.	5,330	576,919
PTC, Inc.*	1,528	185,117
Public Service Enterprise Group, Inc.	7,195	480,122
Public Storage (REIT)	2,172	813,544
PulteGroup, Inc.	3,499	200,003
PVH Corp.	939	100,144
QIAGEN NV*	6,701	373,749
Qorvo, Inc.*	1,583	247,565
QUALCOMM, Inc.	15,909	2,909,279
Qualtrics International, Inc., Class A*	38,529	1,363,927
Quanta Services, Inc.	2,030	232,760
Quest Diagnostics, Inc.	1,739	300,864
Ralph Lauren Corp.	758	90,096
Raymond James Financial, Inc.	2,724	273,490
Raytheon Technologies Corp.	21,258	1,829,463
Realty Income Corp. (REIT)	8,024	574,438
Regency Centers Corp. (REIT)	2,242	168,935
Regeneron Pharmaceuticals, Inc.*	1,503	949,175
Regions Financial Corp.	13,540	295,172
Republic Services, Inc.	2,993	417,374
ResMed, Inc.	2,071	539,454
Robert Half International, Inc.	1,616	180,216
Rockwell Automation, Inc.	1,627	567,579
Rollins, Inc.	2,973	101,706
Roper Technologies, Inc.	1,501	738,282
Ross Stores, Inc.	5,025	574,257
Royal Caribbean Cruises Ltd.*	3,253	250,156
S&P Global, Inc.	40,590	19,155,639
salesforce.com, Inc.*	13,906	3,533,932
SBA Communications Corp. (REIT)	1,538	598,313
Schlumberger NV	20,016	599,479
Schneider Electric SE	16,512	3,242,060
Seagate Technology Holdings plc	2,871	324,366
Sealed Air Corp.	2,126	143,441
Sempra Energy	4,535	599,890
ServiceNow, Inc.*	2,830	1,836,981
Sherwin-Williams Co. (The)	3,429	1,207,557
Signature Bank	836	270,421
Simon Property Group, Inc. (REIT)	4,657	744,049

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Skyworks Solutions, Inc.	2,398	$372,026
Snap-on, Inc.	777	167,350
SolarEdge Technologies, Inc.*	772	216,600
Southern Co. (The)	15,077	1,033,981
Southwest Airlines Co.*	8,617	369,152
Splunk, Inc.*	10,134	1,172,706
Stanley Black & Decker, Inc.	2,316	436,844
Starbucks Corp.	16,767	1,961,236
State Street Corp.	5,186	482,298
Stellantis NV (Euronext Paris)	39,968	758,909
Stellantis NV (Italian Stock Exchange)	22,983	436,608
STERIS plc	1,388	337,853
Stryker Corp.	4,761	1,273,187
SVB Financial Group*	835	566,330
Swiss Re AG	9,104	901,808
Synchrony Financial	7,689	356,693
Synopsys, Inc.*	2,171	800,013
Sysco Corp.	7,270	571,058
T. Rowe Price Group, Inc.	3,195	628,265
Take-Two Interactive Software, Inc.*	1,613	286,662
Tapestry, Inc.	3,970	161,182
Target Corp.	6,933	1,604,574
TE Connectivity Ltd.	4,636	747,972
Teledyne Technologies, Inc.*	661	288,784
Teleflex, Inc.	643	211,213
Tenaris SA	14,242	149,336
Teradyne, Inc.	2,273	371,704
Tesla, Inc.*	11,555	12,211,093
Texas Instruments, Inc.	13,119	2,472,538
Textron, Inc.	3,089	238,471
Thermo Fisher Scientific, Inc.	5,597	3,734,542
TJX Cos., Inc. (The)	17,091	1,297,549
T-Mobile US, Inc.*	8,342	967,505
Tractor Supply Co.	1,665	397,269
Trane Technologies plc	3,380	682,861
TransDigm Group, Inc.*	744	473,392
Travelers Cos., Inc. (The)	3,504	548,131
Trimble, Inc.*	3,584	312,489
Truist Financial Corp.	18,985	1,111,572
Twitter, Inc.*	11,355	490,763
Tyler Technologies, Inc.*	574	308,783
Tyson Foods, Inc., Class A	4,221	367,902
UDR, Inc. (REIT)	4,198	251,838
Ulta Beauty, Inc.*	796	328,223
Under Armour, Inc., Class A*	2,538	53,780
Under Armour, Inc., Class C*	3,342	60,290
Union Pacific Corp.	9,118	2,297,098
United Airlines Holdings, Inc.*	4,538	198,674
United Parcel Service, Inc., Class B	45,952	9,849,352
United Rentals, Inc.*	1,028	341,594
UnitedHealth Group, Inc.	13,376	6,716,625
Universal Health Services, Inc., Class B	1,110	143,923
US Bancorp	19,173	1,076,947
Valero Energy Corp.	5,703	428,352
Ventas, Inc. (REIT)	5,633	287,959
Veracyte, Inc.*	40,537	1,670,124
VeriSign, Inc.*	1,372	348,241
Verisk Analytics, Inc.	2,296	525,164
Verizon Communications, Inc.	58,804	3,055,456
Vertex Pharmaceuticals, Inc.*	3,615	793,854
VF Corp.	4,751	347,868
ViacomCBS, Inc.	8,841	266,821
Viatris, Inc.	17,847	241,470
Visa, Inc., Class A	42,688	9,250,916
Vornado Realty Trust (REIT)	2,468	103,310
Vulcan Materials Co.	1,884	391,081
W R Berkley Corp.	1,987	163,709
Walgreens Boots Alliance, Inc.	10,207	532,397
Walmart, Inc.	20,192	2,921,580
Walt Disney Co. (The)*	47,655	7,381,283
Waste Management, Inc.	5,477	914,111
Waters Corp.*	884	329,378
WEC Energy Group, Inc.	4,433	430,311
Wells Fargo & Co.	56,633	2,717,251
Welltower, Inc. (REIT)	6,173	529,458
West Pharmaceutical Services, Inc.	1,054	494,337
Western Digital Corp.*	4,513	294,293
Westinghouse Air Brake Technologies Corp.	2,592	238,749
Westrock Co.	3,769	167,193
Weyerhaeuser Co. (REIT)	10,452	430,413
Whirlpool Corp.	839	196,880
Williams Cos., Inc. (The)	17,177	447,289
Willis Towers Watson plc	1,760	417,982
WW Grainger, Inc.	616	319,236
Wynn Resorts Ltd.*	1,499	127,475
Xcel Energy, Inc.	7,734	523,592
Xilinx, Inc.	3,525	747,406
Xylem, Inc.	2,571	308,314
Yum! Brands, Inc.	4,168	578,768
Zebra Technologies Corp., Class A*	756	449,971
Zimmer Biomet Holdings, Inc.	3,003	381,501
Zions Bancorp NA	2,309	145,836
Zoetis, Inc.	6,721	1,640,126

		788,825,189

Total Common Stocks (79.3%) (Cost $743,331,104)		1,729,810,712

PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd.,6.000% (Cost $—)	509,890	14,405

SHORT-TERM INVESTMENTS:
Investment Companies (5.9%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000
JPMorgan Prime Money Market Fund, IM Shares	127,923,516	127,974,685

Total Investment Companies		128,974,685

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.2%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $100,001, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $102,018. (xx)	$100,000	$100,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $2,769,249, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $2,824,629. (xx)	2,769,244	2,769,244
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $1,000,039, collateralized by various Common Stocks; total market value $1,111,322. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $500,006, collateralized by various Common Stocks; total market value $552,682. (xx)	500,000	500,000

Total Repurchase Agreements		4,369,244

Total Short-Term Investments (6.1%) (Cost $133,354,132)		133,343,929

Total Investments in Securities (85.4%) (Cost $876,685,236)		1,863,169,046
Other Assets Less Liabilities (14.6%)		319,437,551

Net Assets (100%)		$2,182,606,597

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $1,193,866 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $30,092,795 or 1.4% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $9,132,173. This was collateralized by $4,261,301 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $5,369,244 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	—	Swiss Franc
CVA	—	Dutch Certification
CZK	—	Czech Koruna
DKK	—	Denmark Krone
EUR	—	European Currency Unit
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
ILS	—	Israeli Shekel
INR	—	India Rupee
JPY	—	Japanese Yen
KRW	—	Korean (South) Won
MXN	—	Mexican Peso
NOK	—	Norwegian Krone
NYRS	—	New York Registry Shares
NZD	—	New Zealand Dollar
PLN	—	Polish Zloty
REIT	—	Real Estate Investment Trust
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
TRY	—	Turkish Lira
TWD	—	New Taiwan Dollar
USD	—	United States Dollar
ZAR	—	South African Rand

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	6,012	1,273,205	16,229	(495,807)	380,814	31,085	1,205,526	35,814	—
Capital Markets
BlackRock, Inc.	2,029	2,064,326	—	(725,449)	524,785	(5,991)	1,857,671	38,409	—
Insurance
AXA SA**	58,804	1,803,066	27,067	(479,141)	54,457	347,593	1,753,042	108,067	—

Total		5,140,597	43,296	(1,700,397)	960,056	372,687	4,816,239	182,290	—

**	Not affiliated at December 31, 2021.

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,839	3/2022	EUR	89,767,452	2,588,872
FTSE 100 Index	564	3/2022	GBP	55,911,578	637,280
S&P 500 E-Mini Index	956	3/2022	USD	227,456,300	4,109,910
SPI 200 Index	166	3/2022	AUD	22,183,036	256,407
TOPIX Index	311	3/2022	JPY	53,856,559	697,497

					8,289,966

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	12,237,609	USD	8,714,095	HSBC Bank plc	3/18/2022	191,046
EUR	717,555	USD	814,851	HSBC Bank plc	3/18/2022	3,313
GBP	15,207,581	USD	20,136,438	HSBC Bank plc	3/18/2022	441,142

Total unrealized appreciation						635,501

JPY	2,354,550,057	USD	20,739,982	HSBC Bank plc	3/18/2022	(258,333)
USD	32,316,569	EUR	28,658,460	HSBC Bank plc	3/18/2022	(360,135)

Total unrealized depreciation						(618,468)

Net unrealized appreciation						17,033

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 13,330,049, BRL 466,744, CHF 2,019, DKK 2,202, EUR 120,908,989, GBP 34,469,216, HKD 29,402, ILS 13,096, INR 4,491, JPY 34,595,016, KRW 2, MXN 1, NOK 2,428, NZD 4,786, PLN 1,040,239, SEK 2,014, SGD 5,478, TRY 6 and ZAR 29,543.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)		Total
Assets:
Common Stocks
Argentina	$3,969,690	$—	$—		$3,969,690
Australia	—	41,341,178	—		41,341,178
Austria	—	7,161,623	—		7,161,623
Belgium	—	4,178,488	—		4,178,488
Brazil	783,838	2,557,492	—		3,341,330
Chile	—	224,690	—		224,690
China	11,808,554	62,312,639	—		74,121,193
Czech Republic	—	2,724,846	—		2,724,846
Denmark	—	15,069,414	—		15,069,414
Finland	—	6,670,134	—		6,670,134
France	—	94,428,037	—		94,428,037
Germany	—	58,148,033	—		58,148,033
Hong Kong	579,842	14,933,903	—		15,513,745
India	12,937,673	42,491,318	—		55,428,991
Indonesia	—	5,517,963	—		5,517,963
Ireland	—	3,678,556	—		3,678,556
Israel	1,131,434	2,317,168	—		3,448,602
Italy	—	12,214,855	—		12,214,855
Japan	—	158,713,339	136,264		158,849,603
Jordan	—	160,418	—		160,418
Luxembourg	—	1,167,883	—		1,167,883
Macau	—	502,448	—		502,448
Malta	—	—	–(b	)	–(b	)
Mexico	14,279,607	—	—		14,279,607
Netherlands	6,728,530	31,601,339	—		38,329,869
New Zealand	—	1,527,969	—		1,527,969
Norway	—	3,103,812	—		3,103,812
Panama	4,390,073	—	—		4,390,073
Poland	—	9,521,394	—		9,521,394
Portugal	—	779,453	—		779,453
Russia	12,264,991	12,169,192	—		24,434,183
Saudi Arabia	—	557,865	—		557,865
Singapore	—	6,210,792	99,585		6,310,377
South Africa	—	18,018,012	—		18,018,012
South Korea	—	31,883,761	—		31,883,761
Spain	—	12,774,091	—		12,774,091
Sweden	—	31,293,201	—		31,293,201
Switzerland	—	57,647,790	—		57,647,790
Taiwan	5,365,908	41,073,656	—		46,439,564
Thailand	—	1,460,218	—		1,460,218
United Kingdom	5,858,773	64,513,791	—		70,372,564
United States	781,194,639	7,630,550	—		788,825,189
Forward Currency Contracts	—	635,501	—		635,501
Futures	8,289,966	—	—		8,289,966

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)	Total
Preferred Stock
India	$—	$14,405	$—	$14,405
Short-Term Investments
Investment Companies	128,974,685	—	—	128,974,685
Repurchase Agreements	—	4,369,244	—	4,369,244

Total Assets	$998,558,203	$873,300,461	$235,849	$1,872,094,513

Liabilities:
Forward Currency Contracts	$—	$(618,468)	$—	$(618,468)

Total Liabilities	$—	$(618,468)	$—	$(618,468)

Total	$998,558,203	$872,681,993	$235,849	$1,871,476,045

(a)	Securities with a market value of $235,849 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$635,501
Equity contracts	Receivables, Net assets – Unrealized appreciation	8,289,966 *

Total		$8,925,467

	Liability Derivatives
Foreign exchange contracts	Payables,	$(618,468)

Total		$(618,468)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$185,763	$185,763
Equity contracts	61,078,617	—	61,078,617

Total	$61,078,617	$185,763	$61,264,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(550,894)	$(550,894)
Equity contracts	5,124,461	—	5,124,461

Total	$5,124,461	$(550,894)	$4,573,567

^ This Portfolio held forward foreign currency contracts for hedging and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $81,643,000 and futures contracts with an average notional balance of approximately $329,379,000 respectively, during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$635,501	$(618,468)	—	$17,033

Total	$635,501	$(618,468)	—	$17,033

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$618,468	$(618,468)	—	$—

Total	$618,468	$(618,468)	—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$197,183,929
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 13%)*	$620,934,519

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,035,192,400
Aggregate gross unrealized depreciation	(60,621,706)

Net unrealized appreciation	$974,570,694

Federal income tax cost of investments in securities and derivative instruments, if applicable	$896,905,351

For the year ended December 31, 2021, the Portfolio incurred approximately $59 as brokerage commissions with Sanford C. Bernstein & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $634,631)	$3,063,197
Unaffiliated Issuers (Cost $871,681,361)	1,855,736,605
Repurchase Agreements (Cost $4,369,244)	4,369,244
Cash	94,954,329
Foreign cash (Cost $209,794,611)	204,905,721
Cash held as collateral at broker for futures	25,990,668
Dividends, interest and other receivables	3,496,776
Unrealized appreciation on forward foreign currency contracts	635,501
Receivable for securities sold	319,194
Receivable for Portfolio shares sold	137,075
Securities lending income receivable	2,456
Other assets	112,396

Total assets	2,193,723,162

LIABILITIES
Payable for return of collateral on securities loaned	5,369,244
Investment management fees payable	1,236,859
Due to broker for futures variation margin	1,184,628
Accrued India taxes	1,059,272
Unrealized depreciation on forward foreign currency contracts	618,468
Payable for Portfolio shares redeemed	492,100
Payable for securities purchased	361,868
Distribution fees payable – Class IB	311,368
Administrative fees payable	215,034
Distribution fees payable – Class IA	9,686
Trustees’ fees payable	1,284
Accrued expenses	256,754

Total liabilities	11,116,565

NET ASSETS	$2,182,606,597

Net assets were comprised of:
Paid in capital	$1,287,943,256
Total distributable earnings (loss)	894,663,341

Net assets	$2,182,606,597

Class IA
Net asset value, offering and redemption price per share, $46,380,921 / 2,539,481 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.26

Class IB
Net asset value, offering and redemption price per share, $1,488,732,661 / 81,794,073 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.20

Class K
Net asset value, offering and redemption price per share, $647,493,015 / 35,421,295 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.28

(x)	Includes value of securities on loan of $9,132,173.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($182,290 of dividend income received from affiliates) (net of $2,402,683 foreign withholding tax)	$30,832,797
Income from non-cash dividends	2,095,549
Securities lending (net)	115,378

Total income	33,043,724

EXPENSES
Investment management fees	15,568,926
Distribution fees – Class IB	3,700,420
Administrative fees	2,566,422
Interest expense	890,516
Custodian fees	590,100
Professional fees	193,455
Distribution fees – Class IA	112,909
Printing and mailing expenses	94,228
Trustees’ fees	60,983
Miscellaneous	124,764

Gross expenses	23,902,723
Less: Waiver from investment manager	(761,254)

Net expenses	23,141,469

NET INVESTMENT INCOME (LOSS)	9,902,255

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($960,056 realized gain (loss) from affiliates) (net of India tax of $83,593 on realized gain on investments)	316,316,511
Futures contracts	61,078,617
Forward foreign currency contracts	185,763
Foreign currency transactions	(369,074)

Net realized gain (loss)	377,211,817

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $757,483 on unrealized appreciation on investments) ($372,687 of change in unrealized appreciation (depreciation) from affiliates)	(60,076,772)
Futures contracts	5,124,461
Forward foreign currency contracts	(550,894)
Foreign currency translations	(11,953,236)

Net change in unrealized appreciation (depreciation)	(67,456,441)

NET REALIZED AND UNREALIZED GAIN (LOSS)	309,755,376

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$319,657,631

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,902,255	$12,465,905
Net realized gain (loss)	377,211,817	81,596,927
Net change in unrealized appreciation (depreciation)	(67,456,441)	169,811,625

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	319,657,631	263,874,457

Distributions to shareholders:
Class IA	(8,519,659)	(2,465,983)
Class IB	(275,205,126)	(82,384,629)
Class K	(120,195,732)	(38,214,789)

Total distributions to shareholders	(403,920,517)	(123,065,401)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 56,411 and 77,145 shares, respectively ]	1,176,100	1,349,673
Capital shares issued in reinvestment of dividends and distributions [ 465,397 and 133,375 shares, respectively ]	8,519,659	2,465,983
Capital shares repurchased [ (196,206) and (217,884) shares, respectively ]	(4,070,842)	(3,765,957)

Total Class IA transactions	5,624,917	49,699

Class IB
Capital shares sold [ 838,949 and 1,299,167 shares, respectively ]	17,328,769	22,354,718
Capital shares issued in reinvestment of dividends and distributions [ 15,080,759 and 4,468,500 shares, respectively ]	275,205,126	82,384,629
Capital shares repurchased [ (7,903,369) and (9,216,694) shares, respectively ]	(163,822,358)	(157,930,943)

Total Class IB transactions	128,711,537	(53,191,596)

Class K
Capital shares sold [ 102,846 and 2,856,670 shares, respectively ]	2,100,098	41,745,086
Capital shares issued in reinvestment of dividends and distributions [ 6,559,611 and 2,065,412 shares, respectively ]	120,195,732	38,214,789
Capital shares repurchased [ (3,963,451) and (9,681,751) shares, respectively ]	(81,878,382)	(169,936,610)

Total Class K transactions	40,417,448	(89,976,735)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	174,753,902	(143,118,632)

TOTAL INCREASE (DECREASE) IN NET ASSETS	90,491,016	(2,309,576)
NET ASSETS:
Beginning of year	2,092,115,581	2,094,425,157

End of year	$2,182,606,597	$2,092,115,581

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021		2020	2019	2018	2017
Net asset value, beginning of year	$19.28		$17.94	$14.92	$18.72	$15.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	(aa)	0.10	0.22	0.19	0.16
Net realized and unrealized gain (loss)	2.90		2.40	3.53	(2.40)	3.75

Total from investment operations	2.98		2.50	3.75	(2.21)	3.91

Less distributions:
Dividends from net investment income	(0.19)		(0.11)	(0.23)	(0.20)	(0.19)
Distributions from net realized gains	(3.81)		(1.05)	(0.50)	(1.39)	—

Total dividends and distributions	(4.00)		(1.16)	(0.73)	(1.59)	(0.19)

Net asset value, end of year	$18.26		$19.28	$17.94	$14.92	$18.72

Total return	15.86%		14.31%	25.24%	(12.14)%	26.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$46,381		$42,681	$39,856	$34,859	$43,029
Ratio of expenses to average net assets:
After waivers (f)	1.14	%**	1.10%	1.10%	1.14%	1.15%
Before waivers (f)	1.18	%**	1.16%	1.16%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.38	%(bb)	0.56%	1.31%	1.05%	0.92%
Before waivers (f)	0.35	%(bb)	0.51%	1.25%	1.03%	0.91%
Portfolio turnover rate^	11%		15%	10%	13%	10%

	Year Ended December 31,
Class IB	2021		2020	2019	2018	2017
Net asset value, beginning of year	$19.22		$17.90	$14.88	$18.68	$14.97

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	(aa)	0.10	0.22	0.19	0.16
Net realized and unrealized gain (loss)	2.90		2.38	3.53	(2.40)	3.74

Total from investment operations	2.98		2.48	3.75	(2.21)	3.90

Less distributions:
Dividends from net investment income	(0.19)		(0.11)	(0.23)	(0.20)	(0.19)
Distributions from net realized gains	(3.81)		(1.05)	(0.50)	(1.39)	—

Total dividends and distributions	(4.00)		(1.16)	(0.73)	(1.59)	(0.19)

Net asset value, end of year	$18.20		$19.22	$17.90	$14.88	$18.68

Total return	15.91%		14.22%	25.31%	(12.17)%	26.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,488,733		$1,418,328	$1,382,004	$1,227,363	$1,556,409
Ratio of expenses to average net assets:
After waivers (f)	1.14	%**	1.10%	1.10%	1.14%	1.15%
Before waivers (f)	1.18	%**	1.16%	1.16%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.38	%(bb)	0.57%	1.31%	1.05%	0.91%
Before waivers (f)	0.35	%(bb)	0.51%	1.25%	1.04%	0.91%
Portfolio turnover rate^	11%		15%	10%	13%	10%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021		2020	2019	2018	2017
Net asset value, beginning of year	$19.29		$17.94	$14.92	$18.72	$15.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	(aa)	0.14	0.26	0.24	0.20
Net realized and unrealized gain (loss)	2.91		2.42	3.54	(2.41)	3.75

Total from investment operations	3.04		2.56	3.80	(2.17)	3.95

Less distributions:
Dividends from net investment income	(0.24)		(0.16)	(0.28)	(0.24)	(0.23)
Distributions from net realized gains	(3.81)		(1.05)	(0.50)	(1.39)	—

Total dividends and distributions	(4.05)		(1.21)	(0.78)	(1.63)	(0.23)

Net asset value, end of year	$18.28		$19.29	$17.94	$14.92	$18.72

Total return	16.17%		14.61%	25.53%	(11.90)%	26.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$647,493		$631,107	$672,566	$594,488	$753,780
Ratio of expenses to average net assets:
After waivers (f)	0.89	%**	0.85%	0.85%	0.89%	0.90%
Before waivers (f)	0.93	%**	0.91%	0.91%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.63	%(bb)	0.83%	1.56%	1.28%	1.17%
Before waivers (f)	0.60	%(bb)	0.78%	1.50%	1.27%	1.16%
Portfolio turnover rate^	11%		15%	10%	13%	10%
**	Includes Interest Expense of 0.04%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.06, $0.06 and $0.11 for Class IA, Class IB and Class K, respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.10% lower.

See Notes to Financial Statements.

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Goldman Sachs Asset Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	13.58%	10.84%
EQ/Goldman Sachs Growth Allocation Index	16.12	16.02
S&P 500® Index	28.71	23.61
Bloomberg U.S. 5-10 Year Corporate Bond Index	(1.52)	6.56

* Date of inception 2/1/19. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.58% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/Goldman Sachs Growth Allocation Index, the S&P 500® Index and the Bloomberg U.S. 5-10 Year Corporate Bond Index, which returned 16.12%, 28.71% and (1.52)%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Despite growing investor concerns over potential inflation as well as the appearance of the Omicron variant and its potential to slow down the process of reopening, equities broadly saw strong returns in 2021. Consequently, the Portfolio’s strategic allocation to global equities was the largest contributor to returns.

•	The Portfolio used equity index futures, equity exchange-traded funds (ETFs), and bond ETFs to gain long exposure.

What hurt performance during the year:

•

The Portfolio implements a strategic, long term asset allocation that resets on a monthly basis. Additionally, the strategy employs a methodology that attempts to manage portfolio risk during periods of heightened volatility by moving certain equity exposures to cash. As a result of extremely elevated volatility levels witnessed during markets during the first half of 2020 as a result of the COVID-19 outbreak, the Portfolio progressively moved a substantial portion of its equity allocation to cash by the end of February and a portion of the equity portfolio remained moderately de-risked through the third quarter and retained some modest de-risking positions in the first half of 2021. While this helped reduce the impact of the market drawdown in early 2020, the Portfolio also participated less in the market rebound in the first three quarters of 2021.

•

Over the year, U.S. interest rates saw a sharp increase, which led to a negative return for the year in the Portfolio’s corporate credit index. Consequently, the Portfolio’s large strategic allocation to corporate credit was a significant detractor from performance over the year.

Portfolio Positioning and Outlook — Goldman Sachs Asset Management L.P.

As equity market volatility has declined, the Portfolio was fully allocated to its strategic allocation at year end.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	7.4
Weighted Average Coupon (%)	3.15
Weighted Average Modified Duration (Years)*	6.5
Weighted Average Rating**	BBB

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
Exchange Traded Funds	61.5%
Investment Companies	39.8
Repurchase Agreements	17.4
Cash and Other	(18.7)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,047.60	$5.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.47	5.79

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.14%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (31.6%)
iShares Core S&P 500 ETF	18,500	$8,824,315
SPDR S&P 500 ETF Trust	112,252	53,315,210
Vanguard S&P 500 ETF	20,200	8,818,714

Total Equity		70,958,239

Fixed Income (29.9%)
Vanguard Intermediate-Term Corporate Bond ETF (x)	722,200	66,991,272

Total Exchange Traded Funds (61.5%) (Cost $114,430,491)		137,949,511

SHORT-TERM INVESTMENTS:
Investment Companies (39.8%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	10,000,000	10,000,000
Goldman Sachs Financial Square Funds - Government Fund‡	14,369,148	14,369,148
Goldman Sachs Financial Square Funds - Treasury Obligations Fund‡	14,365,390	14,365,390
Goldman Sachs Financial Square Funds - Treasury Solutions Fund‡	14,364,244	14,364,244
JPMorgan Prime Money Market Fund, IM Shares	36,016,339	36,030,746

Total Investment Companies		89,129,528

	Principal Amount	Value (Note 1)
Repurchase Agreements (17.4%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $23,992,109, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $24,471,912. (xx)	$23,992,068	23,992,068
Societe Generale SA, 0.03%, dated 12/31/21, due 1/3/22, repurchase price $14,060,705, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.625%, maturing 1/4/22-11/15/51; total market value $14,341,884. (xx)	14,060,670	14,060,670
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $1,000,012, collateralized by various Common Stocks; total market value $1,105,365. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		39,052,738

Total Short-Term Investments (57.2%) (Cost $128,183,173)		128,182,266

Total Investments in Securities (118.7%) (Cost $242,613,664)		266,131,777
Other Assets Less Liabilities (-18.7%)		(41,856,677)

Net Assets (100%)		$224,275,100

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $48,022,501. This was collateralized by cash of $49,052,738 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
SHORT-TERM INVESTMENTS:
Investment Companies
Goldman Sachs Financial Square Funds - Government Fund	14,369,148	9,723,261	4,861,280	(215,393)	—	—	14,369,148	3,360	—
Goldman Sachs Financial Square Funds - Treasury Obligations Fund	14,365,390	9,720,960	4,859,823	(215,393)	—	—	14,365,390	1,492	8
Goldman Sachs Financial Square Funds - Treasury Solutions Fund	14,364,244	9,720,870	4,858,767	(215,393)	—	—	14,364,244	739	105

Total		29,165,091	14,579,870	(646,179)	—	—	43,098,782	5,591	113

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	409	3/2022	EUR	19,964,594	654,737
FTSE 100 Index	137	3/2022	GBP	13,581,358	298,574
Russell 2000 E-Mini Index	118	3/2022	USD	13,232,520	196,969
S&P 500 E-Mini Index	23	3/2022	USD	5,472,275	113,660
S&P Midcap 400 E-Mini Index	69	3/2022	USD	19,580,130	438,792
TOPIX Index	78	3/2022	JPY	13,507,433	73,549

					1,776,281

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): EUR 1,045,395, GBP 1,068,254 and JPY 1,043,782.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$137,949,511	$—	$—	$137,949,511
Futures	1,776,281	—	—	1,776,281
Short-Term Investments
Investment Companies	89,129,528	—	—	89,129,528
Repurchase Agreements	—	39,052,738	—	39,052,738

Total Assets	$228,855,320	$39,052,738	$—	$267,908,058

Total Liabilities	$—	$—	$—	$—

Total	$228,855,320	$39,052,738	$—	$267,908,058

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,776,281	*

Total		$1,776,281

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$9,800,141	$9,800,141

Total	$9,800,141	$9,800,141

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$830,097	$830,097

Total	$830,097	$830,097

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $66,334,000 during the year ended December 31, 2021.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$51,190,870
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$14,091,563

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,376,005
Aggregate gross unrealized depreciation	(908)

Net unrealized appreciation	$23,375,097

Federal income tax cost of investments in securities and derivative instruments, if applicable	$244,532,961

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $43,098,782)	$43,098,782
Unaffiliated Issuers (Cost $160,462,144)	183,980,257
Repurchase Agreements (Cost $39,052,738)	39,052,738
Cash	498,153
Foreign cash (Cost $3,186,405)	3,157,431
Cash held as collateral at broker for futures	5,113,278
Receivable for Portfolio shares sold	686,957
Dividends, interest and other receivables	183,503
Due from broker for futures variation margin	18,336
Securities lending income receivable	8,004
Other assets	3,187

Total assets	275,800,626

LIABILITIES
Payable for return of collateral on securities loaned	49,052,738
Payable for securities purchased	2,226,845
Investment management fees payable	128,855
Distribution fees payable – Class IB	45,945
Administrative fees payable	21,652
Payable to Adviser	3,660
Payable for Portfolio shares redeemed	363
Accrued expenses	45,468

Total liabilities	51,525,526

NET ASSETS	$224,275,100

Net assets were comprised of:
Paid in capital	$210,956,023
Total distributable earnings (loss)	13,319,077

Net assets	$224,275,100

Class IB
Net asset value, offering and redemption price per share, $224,275,100 / 18,980,139 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.82

(x)	Includes value of securities on loan of $48,022,501.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($5,591 of dividend income received from affiliates)	$1,979,992
Securities lending (net)	45,114

Total income	2,025,106

EXPENSES
Investment management fees	1,416,009
Distribution fees – Class IB	439,630
Administrative fees	209,225
Professional fees	56,036
Printing and mailing expenses	23,891
Interest expense	15,233
Custodian fees	7,001
Trustees’ fees	4,602
Miscellaneous	3,597

Gross expenses	2,175,224
Less: Waiver from investment manager	(182,486)

Net expenses	1,992,738

NET INVESTMENT INCOME (LOSS)	32,368

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	143,041
Net distributions of realized gain received from underlying funds ($113 received from affiliates)	406,185
Futures contracts	9,800,141
Foreign currency transactions	(174,152)

Net realized gain (loss)	10,175,215

Change in unrealized appreciation (depreciation) on:
Investments in securities	10,968,775
Futures contracts	830,097
Foreign currency translations	(160,835)

Net change in unrealized appreciation (depreciation)	11,638,037

NET REALIZED AND UNREALIZED GAIN (LOSS)	21,813,252

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,845,620

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,368	$519,790
Net realized gain (loss)	10,175,215	(3,023,027)
Net change in unrealized appreciation (depreciation)	11,638,037	10,904,494

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,845,620	8,401,257

Distributions to shareholders:
Class IB	(18,574,485)	(2,236,186)
Class K	—	(95,602)

Total distributions to shareholders	(18,574,485)	(2,331,788)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,335,703 and 6,253,181 shares, respectively ]	65,141,017	65,728,172
Capital shares issued in reinvestment of dividends and distributions [ 1,579,218 and 207,521 shares, respectively ]	18,574,485	2,236,186
Capital shares repurchased [ (193,135) and (152,540) shares, respectively ]	(2,341,912)	(1,659,453)

Total Class IB transactions	81,373,590	66,304,905

Class K (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 8,826 shares, respectively ]	—	95,602
Capital shares repurchased [ (443,757) and (580,251) shares, respectively ]	(5,247,450)	(6,293,080)

Total Class K transactions	(5,247,450)	(6,197,478)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	76,126,140	60,107,427

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,397,275	66,176,896
NET ASSETS:
Beginning of year	144,877,825	78,700,929

End of year	$224,275,100	$144,877,825

(b) After the close of business on March 22, 2021, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				February 1, 2019* to December 31, 2019
Class IB	2021		2020
Net asset value, beginning of period	$11.41		$11.30		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	—	#	0.05		0.16
Net realized and unrealized gain (loss)	1.52		0.25		1.40

Total from investment operations	1.52		0.30		1.56

Less distributions:
Dividends from net investment income	(0.02)		(0.07)		(0.08)
Distributions from net realized gains	(1.09)		(0.12)		(0.18)

Total dividends and distributions	(1.11)		(0.19)		(0.26)

Net asset value, end of period	$11.82		$11.41		$11.30

Total return (b)	13.58%		2.79%		15.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$224,275		$139,815		$67,229
Ratio of expenses to average net assets:
After waivers (a)(f)	1.13	%(j)**	1.10	%(j)	1.09	%(j)
Before waivers (a)(f)	1.23	%**	1.26%		1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.02%		0.45%		1.55	%(l)
Before waivers (a)(f)(x)	(0.08)%		0.29%		1.21	%(l)
Portfolio turnover rate^	13%		41%		45	%(z)

Class K	January 1, 2021 to March 22, 2021‡		Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.41		$11.30		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	—	#	0.07		0.18
Net realized and unrealized gain (loss)	0.42		0.26		1.41

Total from investment operations	0.42		0.33		1.59

Less distributions:
Dividends from net investment income	—		(0.10)		(0.11)
Distributions from net realized gains	—		(0.12)		(0.18)

Total dividends and distributions	—		(0.22)		(0.29)

Net asset value, end of period	$11.83		$11.41		$11.30

Total return (b)	3.68%		3.02%		15.87%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$5,063		$11,471
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(j)**	0.85	%(j)	0.84	%(j)
Before waivers (a)(f)	1.00	%**	1.01%		1.35%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.02%		0.67%		1.80	%(l)
Before waivers (a)(f)(x)	(0.10)%		0.50%		1.30	%(l)
Portfolio turnover rate^	13%		41%		45	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Interest Expense of 0.01%
‡	After the close of business on March 22, 2021 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Goldman Sachs Asset Management, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	30.49%	17.59%
Russell Midcap® Value Index	28.34	14.25

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 30.49% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned 28.34% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Financials and Consumer Discretionary sectors contributed to returns.

•

Marvell Technology, Inc. was a top contributor to relative returns during the year. The company engages in the provision of data infrastructure semiconductor solutions. In early December, Marvell Technology delivered another outstanding quarter of performance, highlighted by its ability to better fulfill backlogged orders. This occurred all while the backlog of business was actually increasing, signifying the further demand for its products. In addition, 2022 guidance was very optimistic, with revenues expected to be up at least 30% year-over-year thanks to recent product design activity. We remain positive on Marvell Technology given management’s history of execution and the company’s exposure to structural growth trends in cloud, autos, and 5G.

•

ON Semiconductor Corporation was also a top contributor to returns. The company engages in the design, manufacture, and marketing of a portfolio of semiconductor components. 2021 was an impressive year for many semiconductor firms, and ON Semiconductor was certainly a beneficiary. The results were also driven by strong quarterly earnings releases, featuring impressive margins and top line revenue amidst the ongoing supply chain constraints. We continue to view the company as one of our favorite semiconductor names in the mid cap environment.

What hurt performance during the year:

•	Stock selection in the Utilities and Health Care sectors detracted from relative returns.

•

Musculoskeletal healthcare services company Zimmer Biomet Holdings, Inc. was a top detractor from returns during the year. The spread of the Delta and Omicron variants has limited hospital capacity and patient demand for orthopedics procedures. Despite earnings per share consistently beating consensus estimates, the company’s Hips and Knees segments fell short of expectations. In addition, the company narrowed its full year guidance to the lower end of the initial range. We remain confident in the company’s innovative robotic ROSA platform and its growth potential in the long run, especially with new products in the space, and as procedure levels increase toward pre-COVID levels.

•

Telecommunications company ViacomCBS Inc. was also a top detractor from returns. Much of the underperformance was driven by technical rather than fundamental factors during the back end of the first quarter through second quarter of the year. We ultimately decided to exit the position, as the competitive landscape is oversaturated in streaming services and we believe there are better risk/reward opportunities.

Portfolio Positioning and Outlook — Goldman

Sachs Asset Management L.P.

The end of 2021 was cast with the development of the Omicron variant. It is expected to remain a major focus of the market in the first quarter of 2022, as entities around the world continue to navigate pockets of outbreaks and implement responses accordingly. Other

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO (Unaudited)

major themes, such as the acceleration in the Federal Reserve’s winding down of its asset purchasing program and interest rate hikes, inflation readings, supply chain issues, and the global energy shortage, may test the market again. The unclear future of the U.S. social spending bill will also be in play in 2022.

Sector Weightings as of December 31, 2021	% of Net Assets
Industrials	17.4%
Financials	15.3
Real Estate	10.2
Information Technology	9.8
Consumer Discretionary	9.3
Utilities	8.7
Health Care	8.2
Materials	6.6
Consumer Staples	4.3
Energy	4.3
Communication Services	3.2
Investment Company	0.8
Cash and Other	1.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,116.50	$5.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.71	5.55

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.09%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.2%)
Entertainment (1.5%)
Live Nation Entertainment, Inc.*	18,799	$2,250,052

Interactive Media & Services (0.7%)
Twitter, Inc.*	24,876	1,075,141

Media (1.0%)
Discovery, Inc., Class C*	70,416	1,612,527

Total Communication Services		4,937,720

Consumer Discretionary (9.3%)
Auto Components (1.4%)
Aptiv plc*	13,090	2,159,196

Hotels, Restaurants & Leisure (3.4%)
Expedia Group, Inc.*	10,375	1,874,970
Royal Caribbean Cruises Ltd.*	18,490	1,421,881
Wyndham Hotels & Resorts, Inc.	9,043	810,705
Yum! Brands, Inc.	7,283	1,011,317

		5,118,873

Household Durables (0.7%)
Lennar Corp., Class A	8,358	970,865

Specialty Retail (3.1%)
Advance Auto Parts, Inc.	10,258	2,460,689
Bath & Body Works, Inc.	8,696	606,894
Burlington Stores, Inc.*	3,178	926,419
RH*	1,355	726,199

		4,720,201

Textiles, Apparel & Luxury Goods (0.7%)
Capri Holdings Ltd.*	16,854	1,093,993

Total Consumer Discretionary		14,063,128

Consumer Staples (4.3%)
Beverages (1.6%)
Coca-Cola Europacific Partners plc	25,743	1,439,806
Constellation Brands, Inc., Class A	4,235	1,062,858

		2,502,664

Food & Staples Retailing (0.7%)
Performance Food Group Co.*	22,433	1,029,450

Food Products (2.0%)
Lamb Weston Holdings, Inc.	12,917	818,679
McCormick & Co., Inc. (Non-Voting)	8,083	780,899
Nomad Foods Ltd.*	57,958	1,471,554

		3,071,132

Total Consumer Staples		6,603,246

Energy (4.3%)
Oil, Gas & Consumable Fuels (4.3%)
Devon Energy Corp.	44,132	1,944,015
Diamondback Energy, Inc.	10,108	1,090,148
Hess Corp.	27,857	2,062,254
Pioneer Natural Resources Co.	7,756	1,410,661

Total Energy		6,507,078

Financials (15.3%)
Banks (6.5%)
Citizens Financial Group, Inc.	29,871	1,411,405
East West Bancorp, Inc.	30,867	2,428,615
M&T Bank Corp.	16,088	2,470,795
Pinnacle Financial Partners, Inc.	16,618	1,587,019
Signature Bank	3,396	1,098,504
SVB Financial Group*	1,341	909,520

		9,905,858

Capital Markets (2.4%)
Carlyle Group, Inc. (The)	20,890	1,146,861
Raymond James Financial, Inc.	13,291	1,334,416
State Street Corp.	12,627	1,174,311

		3,655,588

Insurance (6.4%)
Alleghany Corp.*	987	658,911
American Financial Group, Inc.	5,506	756,084
Arch Capital Group Ltd.*	38,081	1,692,701
Arthur J Gallagher & Co.	7,536	1,278,633
Athene Holding Ltd., Class A*	12,813	1,067,707
Globe Life, Inc.	15,554	1,457,721
Markel Corp.*	607	749,038
Principal Financial Group, Inc.	18,373	1,328,919
Ryan Specialty Group Holdings, Inc., Class A*	17,890	721,862

		9,711,576

Total Financials		23,273,022

Health Care (8.2%)
Biotechnology (1.0%)
Alnylam Pharmaceuticals, Inc.*	2,858	484,660
Argenx SE (ADR)*	1,355	474,507
Neurocrine Biosciences, Inc.*	5,749	489,642

		1,448,809

Health Care Equipment & Supplies (1.6%)
Cooper Cos., Inc. (The)	3,036	1,271,902
Zimmer Biomet Holdings, Inc.	9,211	1,170,165

		2,442,067

Health Care Providers & Services (3.5%)
AmerisourceBergen Corp.	15,410	2,047,835
Centene Corp.*	19,570	1,612,568
Guardant Health, Inc.*	6,397	639,828
Quest Diagnostics, Inc.	5,558	961,590

		5,261,821

Life Sciences Tools & Services (1.0%)
PerkinElmer, Inc.	7,798	1,567,866

Pharmaceuticals (1.1%)
Catalent, Inc.*	13,443	1,721,107

Total Health Care		12,441,670

Industrials (17.4%)
Aerospace & Defense (2.4%)
L3Harris Technologies, Inc.	8,563	1,825,974
TransDigm Group, Inc.*	2,826	1,798,127

		3,624,101

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Airlines (2.4%)
JetBlue Airways Corp.*	62,108	$884,418
United Airlines Holdings, Inc.*	61,914	2,710,595

		3,595,013

Building Products (1.8%)
Allegion plc	9,890	1,309,831
Trane Technologies plc	7,188	1,452,192

		2,762,023

Electrical Equipment (2.6%)
AMETEK, Inc.	16,409	2,412,780
Rockwell Automation, Inc.	4,413	1,539,475

		3,952,255

Machinery (5.4%)
Cummins, Inc.	11,088	2,418,736
Fortive Corp.	25,449	1,941,504
IDEX Corp.	4,572	1,080,455
ITT, Inc.	16,050	1,640,150
Woodward, Inc.	11,207	1,226,718

		8,307,563

Professional Services (0.6%)
Booz Allen Hamilton Holding Corp.	11,359	963,130

Road & Rail (1.0%)
Old Dominion Freight Line, Inc.	2,487	891,291
Saia, Inc.*	1,808	609,350

		1,500,641

Trading Companies & Distributors (1.2%)
Fastenal Co.	27,704	1,774,718

Total Industrials		26,479,444

Information Technology (9.8%)
Communications Equipment (2.6%)
Motorola Solutions, Inc.	9,604	2,609,407
Viavi Solutions, Inc.*	78,074	1,375,664

		3,985,071

Electronic Equipment, Instruments & Components (1.7%)
Keysight Technologies, Inc.*	9,137	1,886,882
Vontier Corp.	23,928	735,307

		2,622,189

Semiconductors & Semiconductor Equipment (4.3%)
Marvell Technology, Inc.	29,418	2,573,781
MKS Instruments, Inc.	9,139	1,591,740
ON Semiconductor Corp.*	35,699	2,424,676

		6,590,197

Software (1.2%)
Cadence Design Systems, Inc.*	5,561	1,036,292
Splunk, Inc.*	6,289	727,763

		1,764,055

Total Information Technology		14,961,512

Materials (6.6%)
Chemicals (2.6%)
Ashland Global Holdings, Inc.	23,336	2,512,354
PPG Industries, Inc.	8,467	1,460,050

		3,972,404

Construction Materials (1.3%)
Martin Marietta Materials, Inc.	4,448	1,959,433

Containers & Packaging (1.8%)
Ball Corp.	27,882	2,684,200

Metals & Mining (0.9%)
Freeport-McMoRan, Inc.	34,329	1,432,549

Total Materials		10,048,586

Real Estate (10.2%)
Equity Real Estate Investment Trusts (REITs) (10.2%)
Alexandria Real Estate Equities, Inc. (REIT)	8,302	1,851,014
Americold Realty Trust (REIT)	29,903	980,519
AvalonBay Communities, Inc. (REIT)	5,996	1,514,530
Camden Property Trust (REIT)	6,412	1,145,696
CubeSmart (REIT)	13,684	778,756
Duke Realty Corp. (REIT)	21,648	1,420,975
Equity LifeStyle Properties, Inc. (REIT)	13,216	1,158,514
Essex Property Trust, Inc. (REIT)	3,000	1,056,690
Healthpeak Properties, Inc. (REIT)	24,118	870,419
Highwoods Properties, Inc. (REIT)	18,532	826,342
Invitation Homes, Inc. (REIT)	25,067	1,136,538
Ryman Hospitality Properties, Inc. (REIT)*	11,490	1,056,620
VICI Properties, Inc. (REIT) (x)	33,092	996,400
Welltower, Inc. (REIT)	8,306	712,406

Total Real Estate		15,505,419

Utilities (8.7%)
Electric Utilities (1.4%)
Xcel Energy, Inc.	32,484	2,199,167

Gas Utilities (0.7%)
Atmos Energy Corp.	10,698	1,120,829

Independent Power and Renewable Electricity Producers (1.4%)
AES Corp. (The)	86,327	2,097,746

Multi-Utilities (4.4%)
Ameren Corp.	22,908	2,039,041
CMS Energy Corp.	26,952	1,753,228
Public Service Enterprise Group, Inc.	23,087	1,540,595
WEC Energy Group, Inc.	13,139	1,275,403

		6,608,267

Water Utilities (0.8%)
American Water Works Co., Inc.	6,036	1,139,959

Total Utilities		13,165,968

Total Common Stocks (97.3%) (Cost $111,140,727)		147,986,793

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, IM Shares	1,151,631	$1,152,091

Total Short-Term Investment (0.8%) (Cost $1,152,091)		1,152,091

Total Investments in Securities (98.1%) (Cost $112,292,818)		149,138,884
Other Assets Less Liabilities (1.9%)		2,885,605

Net Assets (100%)		$152,024,489

*	Non-income producing.
(x)

All or a portion of security is on loan at December 31, 2021. The Portfolio had loaned securities with a total value of $807,038. This was collateralized by $818,817 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.250%, maturing 1/15/22 - 8/15/51.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$4,937,720	$—	$—	$4,937,720
Consumer Discretionary	14,063,128	—	—	14,063,128
Consumer Staples	6,603,246	—	—	6,603,246
Energy	6,507,078	—	—	6,507,078
Financials	23,273,022	—	—	23,273,022
Health Care	12,441,670	—	—	12,441,670
Industrials	26,479,444	—	—	26,479,444
Information Technology	14,961,512	—	—	14,961,512
Materials	10,048,586	—	—	10,048,586
Real Estate	15,505,419	—	—	15,505,419
Utilities	13,165,968	—	—	13,165,968
Short-Term Investment
Investment Company	1,152,091	—	—	1,152,091

Total Assets	$149,138,884	$—	$—	$149,138,884

Total Liabilities	$—	$—	$—	$—

Total	$149,138,884	$—	$—	$149,138,884

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$89,644,457
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$84,305,004

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$38,379,967
Aggregate gross unrealized depreciation	(1,624,084)

Net unrealized appreciation	$36,755,883

Federal income tax cost of investments in securities and derivative instruments, if applicable	$112,383,001

For the year ended December 31, 2021, the Portfolio incurred approximately $41 as brokerage commissions with BTIG LLC, $535 as brokerage commissions with Liquidnet, Inc. and $860 as brokerage commissions with Sanford C. Bernstein & Co., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x) (Cost $112,292,818)	$149,138,884
Cash	2,998,940
Dividends, interest and other receivables	110,883
Receivable for Portfolio shares sold	23,612
Securities lending income receivable	56
Other assets	632

Total assets	152,273,007

LIABILITIES
Investment management fees payable	83,073
Payable for Portfolio shares redeemed	69,628
Distribution fees payable – Class IB	31,242
Administrative fees payable	11,380
Accrued expenses	53,195

Total liabilities	248,518

NET ASSETS	$152,024,489

Net assets were comprised of:
Paid in capital	$110,882,321
Total distributable earnings (loss)	41,142,168

Net assets	$152,024,489

Class IB
Net asset value, offering and redemption price per share, $152,024,489 / 6,273,610 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.23

(x)	Includes value of securities on loan of $807,038.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$1,731,882
Interest	719
Securities lending (net)	1,034

Total income	1,733,635

EXPENSES
Investment management fees	1,015,245
Distribution fees – Class IB	329,624
Administrative fees	121,008
Professional fees	54,661
Printing and mailing expenses	23,003
Custodian fees	16,300
Trustees’ fees	3,523
Miscellaneous	2,562

Gross expenses	1,565,926
Less: Waiver from investment manager	(128,415)

Net expenses	1,437,511

NET INVESTMENT INCOME (LOSS)	296,124

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	19,661,062
Net change in unrealized appreciation (depreciation) on investments in securities	14,379,895

NET REALIZED AND UNREALIZED GAIN (LOSS)	34,040,957

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,337,081

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$296,124	$463,903
Net realized gain (loss)	19,661,062	(560,082)
Net change in unrealized appreciation (depreciation)	14,379,895	8,605,416

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,337,081	8,509,237

Distributions to shareholders:
Class IB	(15,153,022)	(1,103,098)

Tax return of capital:
Class IB	—	(115,912)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 939,700 and 636,679 shares, respectively ]	22,784,573	10,694,489
Capital shares issued in reinvestment of dividends and distributions [ 642,302 and 65,055 shares, respectively ]	15,153,022	1,219,010
Capital shares repurchased [ (660,187) and (835,064) shares, respectively ]	(15,823,827)	(14,370,395)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	22,113,768	(2,456,896)

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,297,827	4,833,331
NET ASSETS:
Beginning of year	110,726,662	105,893,331

End of year	$152,024,489	$110,726,662

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$20.69		$19.31		$15.11		$16.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	(1)	0.09		0.13		0.03
Net realized and unrealized gain (loss)	6.18		1.52		4.51		(1.57)

Total from investment operations	6.23		1.61		4.64		(1.54)

Less distributions:
Dividends from net investment income	(0.06)		(0.09)		(0.14)		(0.04)
Distributions from net realized gains	(2.63)		(0.12)		(0.30)		—
Return of capital	—		(0.02)		—		—

Total dividends and distributions	(2.69)		(0.23)		(0.44)		(0.04)

Net asset value, end of period	$24.23		$20.69		$19.31		$15.11

Total return (b)	30.49%		8.46%		30.78%		(9.26)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$152,024		$110,727		$105,893		$84,612
Ratio of expenses to average net assets:
After waivers (a)(f)	1.09	%(j)	1.09	%(j)	1.09	%(j)	1.09	%(j)
Before waivers (a)(f)	1.19%		1.23%		1.24%		1.31%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.22	%(aa)	0.49%		0.70%		1.03	%(l)
Before waivers (a)(f)	0.13	%(aa)	0.36%		0.56%		0.81	%(l)
Portfolio turnover rate^	65%		97%		81%		16	%(z)
*	Commencement of Operations.
(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amount would be $0.03 for Class IB.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.09% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class IB would have been 0.09% lower.

See Notes to Financial Statements.

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Goldman Sachs Asset Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	10.60%	7.42%	5.97%
EQ/Goldman Sachs Moderate Growth Allocation Index	12.78	10.83	8.64
S&P 500® Index	28.71	18.47	15.40
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.32	1.90

* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.60% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/Goldman Sachs Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government Bond Index, which returned 12.78%, 28.71% and (1.69)%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Despite growing investor concerns over potential inflation as well as the appearance of the Omicron variant and its potential to slow down the process of reopening, equities broadly saw strong returns in 2021. Consequently, the Portfolio’s strategic allocation to global equities was the largest contributor to returns, led by U.S. equities and European equities.

•	The Portfolio used index futures to gain long equity exposure.

What hurt performance during the year:

•

The Portfolio implements a strategic, long term asset allocation that resets on a monthly basis. Additionally, the strategy employs a methodology that attempts to manage portfolio risk during periods of heightened volatility by moving certain equity exposures to cash. As a result of extremely elevated volatility levels witnessed during markets during the first half of 2020 as a result of the COVID-19 outbreak, the Portfolio progressively moved a substantial portion of its equity allocation to cash by the end of February and a portion of the equity portfolio remained moderately de-risked through the third quarter and retained some modest de-risking positions in the first half of 2021. While this helped reduce the impact of the market drawdown in early 2020, the Portfolio also participated less in the market rebound in the first three quarters of 2021.

•

Over the year, U.S. interest rates saw a sharp increase, which led to a strong price decline in U.S. 7-10 Year Treasurys. Consequently, the Portfolio’s strategic allocation to fixed income was a significant detractor from performance over the year.

Portfolio Positioning and Outlook — Goldman Sachs Asset Management L.P.

As equity market volatility has declined, the Portfolio was fully allocated to its strategic allocation at year end.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	8.13
Weighted Average Coupon (%)	1.5
Weighted Average Modified Duration (Years)*	7.58
Weighted Average Rating**	AA+

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	42.8%
Investment Companies	22.4
Information Technology	8.8
Health Care	4.0
Consumer Discretionary	3.8
Financials	3.1
Communication Services	3.0
Industrials	2.3
Consumer Staples	1.8
Real Estate	0.8
Energy	0.8
Materials	0.8
Utilities	0.8
Repurchase Agreements	0.0 #
Cash and Other	4.8

100.0%

#	Less than 0.05%. .

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,040.60	$6.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.26	6.01

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.18%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.0%)
Diversified Telecommunication Services (0.3%)
AT&T, Inc.	41,970	$1,032,462
Lumen Technologies, Inc.	5,416	67,971
Verizon Communications, Inc.	24,333	1,264,342

		2,364,775

Entertainment (0.5%)
Activision Blizzard, Inc.	4,578	304,575
Electronic Arts, Inc.	1,662	219,218
Live Nation Entertainment, Inc.*	794	95,034
Netflix, Inc.*	2,603	1,568,151
Take-Two Interactive Software, Inc.*	678	120,494
Walt Disney Co. (The)*	10,680	1,654,225

		3,961,697

Interactive Media & Services (1.9%)
Alphabet, Inc., Class A*	1,768	5,121,967
Alphabet, Inc., Class C*	1,643	4,754,168
Match Group, Inc.*	1,664	220,064
Meta Platforms, Inc., Class A*	13,907	4,677,620
Twitter, Inc.*	4,700	203,134

		14,976,953

Media (0.3%)
Charter Communications, Inc., Class A*	727	473,982
Comcast Corp., Class A	26,797	1,348,693
Discovery, Inc., Class A (x)*	994	23,399
Discovery, Inc., Class C*	1,785	40,876
Fox Corp., Class A	1,883	69,483
Fox Corp., Class B	864	29,609
Interpublic Group of Cos., Inc. (The)	2,314	86,660
News Corp., Class A	2,310	51,536
News Corp., Class B	716	16,110
Omnicom Group, Inc.	1,249	91,514
ViacomCBS, Inc.	3,566	107,622

		2,339,484

Wireless Telecommunication Services (0.0%)
T-Mobile US, Inc.*	3,450	400,131

Total Communication Services		24,043,040

Consumer Discretionary (3.8%)
Auto Components (0.0%)
Aptiv plc*	1,590	262,270
BorgWarner, Inc.	1,409	63,504

		325,774

Automobiles (0.8%)
Ford Motor Co.	23,071	479,185
General Motors Co.*	8,533	500,290
Tesla, Inc.*	4,781	5,052,465

		6,031,940

Distributors (0.1%)
Genuine Parts Co.	837	117,348
LKQ Corp.	1,576	94,607
Pool Corp.	236	133,576

		345,531

Hotels, Restaurants & Leisure (0.6%)
Booking Holdings, Inc.*	241	578,214
Caesars Entertainment, Inc.*	1,256	117,474
Carnival Corp. (x)*	4,728	95,127
Chipotle Mexican Grill, Inc.*	165	288,461
Darden Restaurants, Inc.	763	114,938
Domino’s Pizza, Inc.	214	120,767
Expedia Group, Inc.*	858	155,058
Hilton Worldwide Holdings, Inc.*	1,638	255,512
Las Vegas Sands Corp.*	2,021	76,070
Marriott International, Inc., Class A*	1,608	265,706
McDonald’s Corp.	4,392	1,177,363
MGM Resorts International	2,288	102,685
Norwegian Cruise Line Holdings Ltd.*	2,175	45,110
Penn National Gaming, Inc.*	976	50,606
Royal Caribbean Cruises Ltd.*	1,318	101,354
Starbucks Corp.	6,935	811,187
Wynn Resorts Ltd.*	619	52,640
Yum! Brands, Inc.	1,723	239,256

		4,647,528

Household Durables (0.1%)
DR Horton, Inc.	1,916	207,790
Garmin Ltd.	893	121,600
Lennar Corp., Class A	1,598	185,624
Mohawk Industries, Inc.*	322	58,662
Newell Brands, Inc.	2,225	48,594
NVR, Inc.*	19	112,268
PulteGroup, Inc.	1,488	85,054
Whirlpool Corp.	357	83,774

		903,366

Internet & Direct Marketing Retail (1.1%)
Amazon.com, Inc.*	2,563	8,545,913
eBay, Inc.	3,679	244,654
Etsy, Inc.*	745	163,110

		8,953,677

Leisure Products (0.0%)
Hasbro, Inc.	762	77,556

Multiline Retail (0.2%)
Dollar General Corp.	1,371	323,323
Dollar Tree, Inc.*	1,322	185,767
Target Corp.	2,868	663,770

		1,172,860

Specialty Retail (0.7%)
Advance Auto Parts, Inc.	370	88,756
AutoZone, Inc.*	123	257,856
Bath & Body Works, Inc.	1,554	108,454
Best Buy Co., Inc.	1,301	132,182
CarMax, Inc.*	953	124,109
Gap, Inc. (The)	1,260	22,239
Home Depot, Inc. (The)	6,203	2,574,307
Lowe’s Cos., Inc.	4,070	1,052,014
O’Reilly Automotive, Inc.*	396	279,667
Ross Stores, Inc.	2,089	238,731

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
TJX Cos., Inc. (The)	7,068	$536,603
Tractor Supply Co.	669	159,623
Ulta Beauty, Inc.*	319	131,536

		5,706,077

Textiles, Apparel & Luxury Goods (0.2%)
NIKE, Inc., Class B	7,510	1,251,692
PVH Corp.	418	44,580
Ralph Lauren Corp.	286	33,994
Tapestry, Inc.	1,617	65,650
Under Armour, Inc., Class A*	1,109	23,500
Under Armour, Inc., Class C*	1,264	22,802
VF Corp.	1,916	140,289

		1,582,507

Total Consumer Discretionary		29,746,816

Consumer Staples (1.8%)
Beverages (0.4%)
Brown-Forman Corp., Class B	1,074	78,252
Coca-Cola Co. (The)	22,848	1,352,830
Constellation Brands, Inc., Class A	965	242,186
Molson Coors Beverage Co., Class B	1,107	51,309
Monster Beverage Corp.*	2,208	212,056
PepsiCo, Inc.	8,126	1,411,568

		3,348,201

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.	2,597	1,474,317
Kroger Co. (The)	3,977	179,999
Sysco Corp.	3,013	236,671
Walgreens Boots Alliance, Inc.	4,223	220,272
Walmart, Inc.	8,358	1,209,319

		3,320,578

Food Products (0.3%)
Archer-Daniels-Midland Co.	3,288	222,236
Campbell Soup Co.	1,190	51,717
Conagra Brands, Inc.	2,819	96,269
General Mills, Inc.	3,560	239,873
Hershey Co. (The)	854	165,223
Hormel Foods Corp.	1,658	80,927
J M Smucker Co. (The)	637	86,517
Kellogg Co.	1,504	96,888
Kraft Heinz Co. (The)	4,173	149,811
Lamb Weston Holdings, Inc.	858	54,380
McCormick & Co., Inc. (Non-Voting)	1,466	141,630
Mondelez International, Inc., Class A	8,199	543,676
Tyson Foods, Inc., Class A	1,733	151,048

		2,080,195

Household Products (0.4%)
Church & Dwight Co., Inc.	1,435	147,088
Clorox Co. (The)	722	125,888
Colgate-Palmolive Co.	4,954	422,774
Kimberly-Clark Corp.	1,979	282,839
Procter & Gamble Co. (The)	14,223	2,326,598

		3,305,187

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	1,362	504,212

Tobacco (0.2%)
Altria Group, Inc.	10,796	511,623
Philip Morris International, Inc.	9,150	869,250

		1,380,873

Total Consumer Staples		13,939,246

Energy (0.8%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	5,137	123,596
Halliburton Co.	5,261	120,319
Schlumberger NV	8,244	246,908

		490,823

Oil, Gas & Consumable Fuels (0.7%)
APA Corp.	2,135	57,410
Chevron Corp.	11,330	1,329,575
ConocoPhillips	7,752	559,539
Coterra Energy, Inc.	4,782	90,858
Devon Energy Corp.	3,700	162,985
Diamondback Energy, Inc.	1,001	107,958
EOG Resources, Inc.	3,439	305,486
Exxon Mobil Corp.	24,882	1,522,530
Hess Corp.	1,620	119,929
Kinder Morgan, Inc.	11,461	181,771
Marathon Oil Corp.	4,576	75,138
Marathon Petroleum Corp.	3,618	231,516
Occidental Petroleum Corp.	5,215	151,183
ONEOK, Inc.	2,621	154,010
Phillips 66	2,575	186,585
Pioneer Natural Resources Co.	1,334	242,628
Valero Energy Corp.	2,403	180,489
Williams Cos., Inc. (The)	7,141	185,952

		5,845,542

Total Energy		6,336,365

Financials (3.1%)
Banks (1.2%)
Bank of America Corp.	42,328	1,883,173
Citigroup, Inc.	11,662	704,268
Citizens Financial Group, Inc.	2,505	118,361
Comerica, Inc.	771	67,077
Fifth Third Bancorp	4,019	175,028
First Republic Bank	1,054	217,662
Huntington Bancshares, Inc.	8,501	131,085
JPMorgan Chase & Co.	17,369	2,750,381
KeyCorp	5,472	126,567
M&T Bank Corp.	756	116,107
People’s United Financial, Inc.	2,516	44,835
PNC Financial Services Group, Inc. (The)	2,484	498,092
Regions Financial Corp.	5,603	122,145
Signature Bank	356	115,155
SVB Financial Group*	345	233,993
Truist Financial Corp.	7,846	459,383
US Bancorp	7,930	445,428
Wells Fargo & Co.	23,434	1,124,363
Zions Bancorp NA	920	58,107

		9,391,210

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Capital Markets (0.8%)
Ameriprise Financial, Inc.	658	$198,492
Bank of New York Mellon Corp. (The)	4,465	259,327
BlackRock, Inc.	839	768,155
Cboe Global Markets, Inc.	627	81,761
Charles Schwab Corp. (The)	8,836	743,108
CME Group, Inc.	2,112	482,508
FactSet Research Systems, Inc.	221	107,408
Franklin Resources, Inc.	1,652	55,325
Intercontinental Exchange, Inc.	3,311	452,845
Invesco Ltd.	2,006	46,178
MarketAxess Holdings, Inc.	223	91,713
Moody’s Corp.	951	371,442
Morgan Stanley	8,437	828,176
MSCI, Inc.	485	297,155
Nasdaq, Inc.	688	144,487
Northern Trust Corp.	1,220	145,924
Raymond James Financial, Inc.	1,089	109,336
S&P Global, Inc.	1,416	668,253
State Street Corp.	2,149	199,857
T. Rowe Price Group, Inc.	1,321	259,761

		6,311,211

Consumer Finance (0.2%)
American Express Co.	3,687	603,193
Capital One Financial Corp.	2,501	362,870
Discover Financial Services	1,722	198,995
Synchrony Financial	3,216	149,190

		1,314,248

Diversified Financial Services (0.4%)
Berkshire Hathaway, Inc., Class B*	10,763	3,218,137

Insurance (0.5%)
Aflac, Inc.	3,577	208,861
Allstate Corp. (The)	1,685	198,240
American International Group, Inc.	4,880	277,477
Aon plc, Class A	1,295	389,225
Arthur J Gallagher & Co.	1,218	206,658
Assurant, Inc.	335	52,213
Brown & Brown, Inc.	1,378	96,846
Chubb Ltd.	2,532	489,461
Cincinnati Financial Corp.	881	100,372
Everest Re Group Ltd.	231	63,276
Globe Life, Inc.	546	51,171
Hartford Financial Services Group, Inc. (The)	2,000	138,080
Lincoln National Corp.	998	68,124
Loews Corp.	1,178	68,041
Marsh & McLennan Cos., Inc.	2,967	515,724
MetLife, Inc.	4,202	262,583
Principal Financial Group, Inc.	1,449	104,806
Progressive Corp. (The)	3,439	353,013
Prudential Financial, Inc.	2,222	240,509
Travelers Cos., Inc. (The)	1,446	226,198
W R Berkley Corp.	820	67,560
Willis Towers Watson plc	732	173,843

		4,352,281

Total Financials		24,587,087

Health Care (4.0%)
Biotechnology (0.6%)
AbbVie, Inc.	10,390	1,406,806
Amgen, Inc.	3,310	744,651
Biogen, Inc.*	863	207,051
Gilead Sciences, Inc.	7,372	535,281
Incyte Corp.*	1,104	81,034
Moderna, Inc.*	2,073	526,500
Regeneron Pharmaceuticals, Inc.*	621	392,174
Vertex Pharmaceuticals, Inc.*	1,494	328,082

		4,221,579

Health Care Equipment & Supplies (0.9%)
Abbott Laboratories	10,393	1,462,711
ABIOMED, Inc.*	267	95,898
Align Technology, Inc.*	431	283,245
Baxter International, Inc.	2,943	252,627
Becton Dickinson and Co.	1,688	424,498
Boston Scientific Corp.*	8,375	355,770
Cooper Cos., Inc. (The)	290	121,493
Dentsply Sirona, Inc.	1,285	71,690
Dexcom, Inc.*	570	306,061
Edwards Lifesciences Corp.*	3,669	475,319
Hologic, Inc.*	1,490	114,074
IDEXX Laboratories, Inc.*	498	327,913
Intuitive Surgical, Inc.*	2,098	753,811
Medtronic plc	7,910	818,290
ResMed, Inc.	856	222,971
STERIS plc	588	143,125
Stryker Corp.	1,973	527,620
Teleflex, Inc.	275	90,332
Zimmer Biomet Holdings, Inc.	1,228	156,005

		7,003,453

Health Care Providers & Services (0.8%)
AmerisourceBergen Corp.	879	116,810
Anthem, Inc.	1,427	661,472
Cardinal Health, Inc.	1,656	85,268
Centene Corp.*	3,429	282,550
Cigna Corp.	1,948	447,319
CVS Health Corp.	7,758	800,315
DaVita, Inc.*	383	43,570
HCA Healthcare, Inc.	1,408	361,744
Henry Schein, Inc.*	815	63,187
Humana, Inc.	755	350,214
Laboratory Corp. of America Holdings*	562	176,586
McKesson Corp.	897	222,967
Quest Diagnostics, Inc.	721	124,740
UnitedHealth Group, Inc.	5,536	2,779,847
Universal Health Services, Inc., Class B	430	55,754

		6,572,343

Health Care Technology (0.0%)
Cerner Corp.	1,729	160,572

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	1,779	284,017
Bio-Rad Laboratories, Inc., Class A*	127	95,957

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Bio-Techne Corp.	231	$119,506
Charles River Laboratories International, Inc.*	297	111,904
Danaher Corp.	3,738	1,229,839
Illumina, Inc.*	919	349,624
IQVIA Holdings, Inc.*	1,123	316,843
Mettler-Toledo International, Inc.*	135	229,123
PerkinElmer, Inc.	742	149,187
Thermo Fisher Scientific, Inc.	2,316	1,545,328
Waters Corp.*	359	133,764
West Pharmaceutical Services, Inc.	435	204,019

		4,769,111

Pharmaceuticals (1.1%)
Bristol-Myers Squibb Co.	13,045	813,356
Catalent, Inc.*	1,006	128,798
Eli Lilly and Co.	4,666	1,288,843
Johnson & Johnson	15,473	2,646,966
Merck & Co., Inc.	14,846	1,137,798
Organon & Co.	1,490	45,371
Pfizer, Inc.	32,988	1,947,941
Viatris, Inc.	7,108	96,171
Zoetis, Inc.	2,781	678,647

		8,783,891

Total Health Care		31,510,949

Industrials (2.3%)
Aerospace & Defense (0.4%)
Boeing Co. (The)*	3,247	653,686
General Dynamics Corp.	1,362	283,936
Howmet Aerospace, Inc.	2,260	71,936
Huntington Ingalls Industries, Inc.	235	43,884
L3Harris Technologies, Inc.	1,153	245,866
Lockheed Martin Corp.	1,443	512,857
Northrop Grumman Corp.	876	339,073
Raytheon Technologies Corp.	8,797	757,070
Textron, Inc.	1,295	99,974
TransDigm Group, Inc.*	308	195,974

		3,204,256

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	764	82,229
Expeditors International of Washington, Inc.	996	133,753
FedEx Corp.	1,436	371,407
United Parcel Service, Inc., Class B	4,285	918,447

		1,505,836

Airlines (0.1%)
Alaska Air Group, Inc.*	736	38,346
American Airlines Group, Inc. (x)*	3,806	68,356
Delta Air Lines, Inc.*	3,762	147,019
Southwest Airlines Co.*	3,479	149,040
United Airlines Holdings, Inc.*	1,903	83,313

		486,074

Building Products (0.1%)
A O Smith Corp.	783	67,221
Allegion plc	527	69,796
Carrier Global Corp.	5,093	276,244
Fortune Brands Home & Security, Inc.	798	85,306
Johnson Controls International plc	4,165	338,656
Masco Corp.	1,435	100,766
Trane Technologies plc	1,396	282,034

		1,220,023

Commercial Services & Supplies (0.1%)
Cintas Corp.	517	229,119
Copart, Inc.*	1,254	190,131
Republic Services, Inc.	1,230	171,524
Rollins, Inc.	1,330	45,499
Waste Management, Inc.	2,262	377,528

		1,013,801

Construction & Engineering (0.0%)
Quanta Services, Inc.	838	96,085

Electrical Equipment (0.2%)
AMETEK, Inc.	1,360	199,974
Eaton Corp. plc	2,343	404,917
Emerson Electric Co.	3,513	326,604
Generac Holdings, Inc.*	371	130,562
Rockwell Automation, Inc.	682	237,916

		1,299,973

Industrial Conglomerates (0.3%)
3M Co.	3,387	601,633
General Electric Co.	6,454	609,709
Honeywell International, Inc.	4,046	843,632
Roper Technologies, Inc.	620	304,953

		2,359,927

Machinery (0.4%)
Caterpillar, Inc.	3,179	657,226
Cummins, Inc.	841	183,456
Deere & Co.	1,658	568,512
Dover Corp.	846	153,634
Fortive Corp.	2,107	160,743
IDEX Corp.	447	105,635
Illinois Tool Works, Inc.	1,679	414,377
Ingersoll Rand, Inc.	2,395	148,179
Otis Worldwide Corp.	2,496	217,327
PACCAR, Inc.	2,040	180,050
Parker-Hannifin Corp.	759	241,453
Pentair plc	973	71,058
Snap-on, Inc.	316	68,060
Stanley Black & Decker, Inc.	958	180,698
Westinghouse Air Brake Technologies Corp.	1,098	101,137
Xylem, Inc.	1,060	127,115

		3,578,660

Professional Services (0.1%)
Equifax, Inc.	717	209,930
IHS Markit Ltd.	2,344	311,564
Jacobs Engineering Group, Inc.	766	106,650
Leidos Holdings, Inc.	825	73,343
Nielsen Holdings plc	2,109	43,256
Robert Half International, Inc.	654	72,934
Verisk Analytics, Inc.	947	216,607

		1,034,284

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Road & Rail (0.3%)
CSX Corp.	13,036	$490,154
JB Hunt Transport Services, Inc.	494	100,974
Norfolk Southern Corp.	1,430	425,725
Old Dominion Freight Line, Inc.	548	196,392
Union Pacific Corp.	3,778	951,791

		2,165,036

Trading Companies & Distributors (0.1%)
Fastenal Co.	3,380	216,523
United Rentals, Inc.*	425	141,223
WW Grainger, Inc.	254	131,633

		489,379

Total Industrials		18,453,334

Information Technology (8.8%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	1,318	189,462
Cisco Systems, Inc.	24,788	1,570,816
F5, Inc.*	354	86,627
Juniper Networks, Inc.	1,911	68,242
Motorola Solutions, Inc.	993	269,798

		2,184,945

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	3,515	307,422
CDW Corp.	798	163,415
Corning, Inc.	4,514	168,056
IPG Photonics Corp.*	210	36,150
Keysight Technologies, Inc.*	1,083	223,650
TE Connectivity Ltd.	1,918	309,450
Teledyne Technologies, Inc.*	274	119,708
Trimble, Inc.*	1,475	128,605
Zebra Technologies Corp., Class A*	314	186,893

		1,643,349

IT Services (1.3%)
Accenture plc, Class A	3,712	1,538,809
Akamai Technologies, Inc.*	955	111,773
Automatic Data Processing, Inc.	2,477	610,779
Broadridge Financial Solutions, Inc.	685	125,232
Cognizant Technology Solutions Corp., Class A	3,087	273,878
DXC Technology Co.*	1,482	47,705
EPAM Systems, Inc.*	333	222,594
Fidelity National Information Services, Inc.	3,579	390,648
Fiserv, Inc.*	3,492	362,435
FleetCor Technologies, Inc.*	477	106,772
Gartner, Inc.*	483	161,476
Global Payments, Inc.	1,705	230,482
International Business Machines Corp.	5,271	704,522
Jack Henry & Associates, Inc.	435	72,641
Mastercard, Inc., Class A	5,098	1,831,813
Paychex, Inc.	1,886	257,439
PayPal Holdings, Inc.*	6,905	1,302,145
VeriSign, Inc.*	568	144,170
Visa, Inc., Class A	9,856	2,135,894

		10,631,207

Semiconductors & Semiconductor Equipment (1.9%)
Advanced Micro Devices, Inc.*	7,097	1,021,258
Analog Devices, Inc.	3,159	555,257
Applied Materials, Inc.	5,307	835,110
Broadcom, Inc.	2,419	1,609,627
Enphase Energy, Inc.*	793	145,071
Intel Corp.	23,903	1,231,005
KLA Corp.	891	383,228
Lam Research Corp.	828	595,456
Microchip Technology, Inc.	3,261	283,903
Micron Technology, Inc.	6,574	612,368
Monolithic Power Systems, Inc.	255	125,799
NVIDIA Corp.	14,693	4,321,358
NXP Semiconductors NV	1,563	356,020
Qorvo, Inc.*	648	101,341
QUALCOMM, Inc.	6,583	1,203,833
Skyworks Solutions, Inc.	971	150,641
SolarEdge Technologies, Inc.*	309	86,696
Teradyne, Inc.	958	156,662
Texas Instruments, Inc.	5,428	1,023,015
Xilinx, Inc.	1,457	308,928

		15,106,576

Software (2.9%)
Adobe, Inc.*	2,796	1,585,500
ANSYS, Inc.*	513	205,775
Autodesk, Inc.*	1,292	363,297
Cadence Design Systems, Inc.*	1,629	303,564
Ceridian HCM Holding, Inc.*	800	83,568
Citrix Systems, Inc.	733	69,334
Fortinet, Inc.*	798	286,801
Intuit, Inc.	1,664	1,070,318
Microsoft Corp.	44,126	14,840,456
NortonLifeLock, Inc.	3,419	88,826
Oracle Corp.	9,479	826,664
Paycom Software, Inc.*	283	117,499
PTC, Inc.*	621	75,234
salesforce.com, Inc.*	5,754	1,462,264
ServiceNow, Inc.*	1,170	759,459
Synopsys, Inc.*	896	330,176
Tyler Technologies, Inc.*	241	129,646

		22,598,381

Technology Hardware, Storage & Peripherals (2.2%)
Apple, Inc.	91,604	16,266,122
Hewlett Packard Enterprise Co.	7,688	121,240
HP, Inc.	6,774	255,177
NetApp, Inc.	1,314	120,875
Seagate Technology Holdings plc	1,204	136,028
Western Digital Corp.*	1,831	119,399

		17,018,841

Total Information Technology		69,183,299

Materials (0.8%)
Chemicals (0.5%)
Air Products and Chemicals, Inc.	1,301	395,842
Albemarle Corp.	688	160,834
Celanese Corp.	640	107,559
CF Industries Holdings, Inc.	1,261	89,254

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Corteva, Inc.	4,284	$202,548
Dow, Inc.	4,347	246,562
DuPont de Nemours, Inc.	3,045	245,975
Eastman Chemical Co.	790	95,519
Ecolab, Inc.	1,465	343,674
FMC Corp.	745	81,868
International Flavors & Fragrances, Inc.	1,496	225,372
Linde plc	3,012	1,043,447
LyondellBasell Industries NV, Class A	1,545	142,495
Mosaic Co. (The)	2,177	85,534
PPG Industries, Inc.	1,395	240,554
Sherwin-Williams Co. (The)	1,418	499,363

		4,206,400

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	367	161,671
Vulcan Materials Co.	780	161,912

		323,583

Containers & Packaging (0.1%)
Amcor plc	9,011	108,222
Avery Dennison Corp.	487	105,470
Ball Corp.	1,904	183,298
International Paper Co.	2,276	106,926
Packaging Corp. of America	558	75,972
Sealed Air Corp.	871	58,766
Westrock Co.	1,569	69,601

		708,255

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	8,631	360,172
Newmont Corp.	4,687	290,688
Nucor Corp.	1,680	191,772

		842,632

Total Materials		6,080,870

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.8%)
Alexandria Real Estate Equities, Inc. (REIT)	829	184,834
American Tower Corp. (REIT)	2,677	783,022
AvalonBay Communities, Inc. (REIT)	821	207,376
Boston Properties, Inc. (REIT)	835	96,175
Crown Castle International Corp. (REIT)	2,540	530,200
Digital Realty Trust, Inc. (REIT)	1,668	295,019
Duke Realty Corp. (REIT)	2,238	146,902
Equinix, Inc. (REIT)	529	447,449
Equity Residential (REIT)	2,006	181,543
Essex Property Trust, Inc. (REIT)	383	134,904
Extra Space Storage, Inc. (REIT)	787	178,437
Federal Realty Investment Trust (REIT)	411	56,028
Healthpeak Properties, Inc. (REIT)	3,168	114,333
Host Hotels & Resorts, Inc. (REIT)*	4,197	72,986
Iron Mountain, Inc. (REIT)	1,702	89,066
Kimco Realty Corp. (REIT)	3,623	89,307
Mid-America Apartment Communities, Inc. (REIT)	677	155,331
Prologis, Inc. (REIT)	4,345	731,524
Public Storage (REIT)	897	335,980
Realty Income Corp. (REIT)	3,325	238,037
Regency Centers Corp. (REIT)	906	68,267
SBA Communications Corp. (REIT)	639	248,584
Simon Property Group, Inc. (REIT)	1,931	308,516
UDR, Inc. (REIT)	1,708	102,463
Ventas, Inc. (REIT)	2,346	119,928
Vornado Realty Trust (REIT)	934	39,097
Welltower, Inc. (REIT)	2,558	219,400
Weyerhaeuser Co. (REIT)	4,402	181,274

		6,355,982

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	1,967	213,439

Total Real Estate		6,569,421

Utilities (0.8%)
Electric Utilities (0.5%)
Alliant Energy Corp.	1,471	90,422
American Electric Power Co., Inc.	2,960	263,351
Duke Energy Corp.	4,521	474,253
Edison International	2,233	152,402
Entergy Corp.	1,181	133,040
Evergy, Inc.	1,348	92,486
Eversource Energy	2,021	183,871
Exelon Corp.	5,750	332,120
FirstEnergy Corp.	3,200	133,088
NextEra Energy, Inc.	11,532	1,076,628
NRG Energy, Inc.	1,439	61,992
Pinnacle West Capital Corp.	663	46,801
PPL Corp.	4,412	132,625
Southern Co. (The)	6,229	427,185
Xcel Energy, Inc.	3,166	214,338

		3,814,602

Gas Utilities (0.0%)
Atmos Energy Corp.	778	81,511

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	3,918	95,207

Multi-Utilities (0.2%)
Ameren Corp.	1,514	134,761
CenterPoint Energy, Inc.	3,696	103,155
CMS Energy Corp.	1,703	110,780
Consolidated Edison, Inc.	2,079	177,380
Dominion Energy, Inc.	4,760	373,946
DTE Energy Co.	1,139	136,156
NiSource, Inc.	2,308	63,724
Public Service Enterprise Group, Inc.	2,972	198,322
Sempra Energy	1,877	248,289
WEC Energy Group, Inc.	1,854	179,968

		1,726,481

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Water Utilities (0.1%)
American Water Works Co., Inc.	1,067	$201,514

Total Utilities		5,919,315

Total Common Stocks (30.0%) (Cost $136,161,527)		236,369,742

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (42.8%)
U.S. Treasury Notes 1.500%, 2/15/30	$335,950,000	337,760,972

Total Long-Term Debt Securities (42.8%) (Cost $339,155,338)		337,760,972

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (22.4%)
Goldman Sachs Financial Square Funds – Government Fund‡	37,911,152	37,911,152
Goldman Sachs Financial Square Funds – Treasury Obligations Fund‡	37,138,255	37,138,255
Goldman Sachs Financial Square Funds – Treasury Solutions Fund‡	36,750,607	36,750,607
JPMorgan Prime Money Market Fund, IM Shares	64,826,134	64,852,064

Total Investment Companies		176,652,078

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.0%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $179,712, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $183,306. (xx)	$179,712	179,712
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $1,955, collateralized by various Common Stocks; total market value $2,161. (xx)	1,955	1,955

Total Repurchase Agreements		181,667

Total Short-Term Investments (22.4%) (Cost $176,818,083)		176,833,745

Total Investments in Securities (95.2%) (Cost $652,134,948)		750,964,459
Other Assets Less Liabilities (4.8%)		37,644,076

Net Assets (100%)		$788,608,535

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $254,653. This was collateralized by $81,307 of various U.S. Government Treasury Securities, ranging from 0.000% - 4.375%, maturing 1/31/22 - 8/15/50 and by cash of $181,667 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
SHORT-TERM INVESTMENTS:
Investment Companies
Goldman Sachs Financial Square Funds – Government Fund	37,911,152	34,445,983	3,465,169	—	—	—	37,911,152	10,128	1
Goldman Sachs Financial Square Funds – Treasury Obligations Fund	37,138,255	33,743,003	3,395,252	—	—	—	37,138,255	4,608	21
Goldman Sachs Financial Square Funds – Treasury Solutions Fund	36,750,607	33,391,514	3,359,093	—	—	—	36,750,607	2,153	269

Total		101,580,500	10,219,514	—	—	—	111,800,014	16,889	291

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,262	3/2022	EUR	61,602,243	2,020,366
FTSE 100 Index	415	3/2022	GBP	41,140,611	904,564
Russell 2000 E-Mini Index	350	3/2022	USD	39,249,000	592,780
S&P Midcap 400 E-Mini Index	209	3/2022	USD	59,307,930	1,317,138
TOPIX Index	229	3/2022	JPY	39,656,438	194,230

					5,029,078

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): EUR 3,913,689, GBP 3,969,780 and JPY 3,909,719.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$24,043,040	$—	$—	$24,043,040
Consumer Discretionary	29,746,816	—	—	29,746,816
Consumer Staples	13,939,246	—	—	13,939,246
Energy	6,336,365	—	—	6,336,365
Financials	24,587,087	—	—	24,587,087
Health Care	31,510,949	—	—	31,510,949
Industrials	18,453,334	—	—	18,453,334
Information Technology	69,183,299	—	—	69,183,299
Materials	6,080,870	—	—	6,080,870
Real Estate	6,569,421	—	—	6,569,421
Utilities	5,919,315	—	—	5,919,315
Futures	5,029,078	—	—	5,029,078
Short-Term Investments
Investment Companies	176,652,078	—	—	176,652,078
Repurchase Agreements	—	181,667	—	181,667
U.S. Treasury Obligations	—	337,760,972	—	337,760,972

Total Assets	$418,050,898	$337,942,639	$—	$755,993,537

Total Liabilities	$—	$—	$—	$—

Total	$418,050,898	$337,942,639	$—	$755,993,537

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$5,029,078	*

Total		$5,029,078

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$36,436,797	$36,436,797

Total	$36,436,797	$36,436,797

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,378,954	$1,378,954

Total	$1,378,954	$1,378,954

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $219,152,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$12,767,114
Long-term U.S. government debt securities	1,387,475,665

$1,400,242,779

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$47,751,673
Long-term U.S. government debt securities	1,313,945,516

$1,361,697,189

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$104,040,529
Aggregate gross unrealized depreciation	(5,445,608)

Net unrealized appreciation	$98,594,921

Federal income tax cost of investments in securities and derivative instruments, if applicable	$657,398,616

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $111,800,014)	$111,800,014
Unaffiliated Issuers (Cost $540,153,267)	638,982,778
Repurchase Agreements (Cost $181,667)	181,667
Cash	16,092,791
Foreign cash (Cost $11,945,175)	11,793,188
Cash held as collateral at broker for futures	14,596,207
Receivable for securities sold	4,886,588
Dividends, interest and other receivables	1,996,496
Receivable for Portfolio shares sold	9,667
Securities lending income receivable	30
Other assets	3,497

Total assets	800,342,923

LIABILITIES
Payable for securities purchased	10,589,407
Investment management fees payable	514,683
Payable for return of collateral on securities loaned	181,667
Distribution fees payable – Class IB	165,250
Due to broker for futures variation margin	109,290
Administrative fees payable	77,876
Payable for Portfolio shares redeemed	15,653
Payable to Adviser	9,485
Accrued expenses	71,077

Total liabilities	11,734,388

NET ASSETS	$788,608,535

Net assets were comprised of:
Paid in capital	$738,468,914
Total distributable earnings (loss)	50,139,621

Net assets	$788,608,535

Class IB
Net asset value, offering and redemption price per share, $788,608,535 / 71,085,538 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.09

(x)	Includes value of securities on loan of $254,653.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$3,894,013
Dividends ($16,889 of dividend income received from affiliates) (net of $1,064 foreign withholding tax)	3,302,618
Securities lending (net)	1,089

Total income	7,197,720

EXPENSES
Investment management fees	5,984,880
Distribution fees – Class IB	1,871,705
Administrative fees	885,596
Professional fees	68,570
Custodian fees	47,400
Printing and mailing expenses	41,274
Trustees’ fees	20,867
Recoupment fees	12,752
Miscellaneous	21,451

Gross expenses	8,954,495
Less: Waiver from investment manager	(174,063)

Net expenses	8,780,432

NET INVESTMENT INCOME (LOSS)	(1,582,712)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	5,187,400
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	291
Futures contracts	36,436,797
Foreign currency transactions	(962,974)

Net realized gain (loss)	40,661,514

Change in unrealized appreciation (depreciation) on:
Investments in securities	35,025,145
Futures contracts	1,378,954
Foreign currency translations	(482,158)

Net change in unrealized appreciation (depreciation)	35,921,941

NET REALIZED AND UNREALIZED GAIN (LOSS)	76,583,455

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$75,000,743

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,582,712)	$(88,646)
Net realized gain (loss)	40,661,514	(4,676,813)
Net change in unrealized appreciation (depreciation)	35,921,941	39,634,226

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	75,000,743	34,868,767

Distributions to shareholders:
Class IB	(79,346,871)	(11,266,217)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 3,040,354 and 3,982,231 shares, respectively ]	35,478,457	41,887,967
Capital shares issued in reinvestment of dividends and distributions [ 7,136,966 and 1,053,284 shares, respectively ]	79,346,871	11,266,217
Capital shares repurchased [ (2,903,292) and (2,397,809) shares, respectively ]	(33,674,534)	(25,444,585)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	81,150,794	27,709,599

TOTAL INCREASE (DECREASE) IN NET ASSETS	76,804,666	51,312,149
NET ASSETS:
Beginning of year	711,803,869	660,491,720

End of year	$788,608,535	$711,803,869

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$11.15		$10.80		$9.95		$10.58		$10.22

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)		—	#	0.11		0.10		0.06
Net realized and unrealized gain (loss)	1.18		0.53		1.63		(0.63)		0.99

Total from investment operations	1.16		0.53		1.74		(0.53)		1.05

Less distributions:
Dividends from net investment income	(0.01)		(0.02)		(0.11)		(0.10)		(0.05)
Distributions from net realized gains	(1.21)		(0.16)		(0.78)		—		(0.64)

Total dividends and distributions	(1.22)		(0.18)		(0.89)		(0.10)		(0.69)

Net asset value, end of year	$11.09		$11.15		$10.80		$9.95		$10.58

Total return	10.60%		4.96%		17.57%		(5.05)%		10.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$788,609		$711,804		$660,492		$504,549		$453,327
Ratio of expenses to average net assets:
After waivers (f)	1.17	%(j)	1.15	%(j)	1.16	%(j)	1.13	%(j)	1.17	%(k)
Before waivers (f)	1.20%		1.21%		1.20%		1.20%		1.20%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.21)%		(0.01)%		1.05%		1.00%		0.52%
Before waivers (f)	(0.23)%		(0.07)%		1.01%		0.93%		0.49%
Portfolio turnover rate^	252%		97%		193%		183%		219%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB.

See Notes to Financial Statements.

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	(2.08)%	1.48%	0.91%
Portfolio – Class IB Shares	(2.18)	1.47	0.90
Portfolio – Class K Shares	(1.85)	1.73	1.16
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.32	1.68

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.18)% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Bloomberg U.S. Intermediate Government Bond Index, which returned (1.69)% over the same period.

Portfolio Highlights

Though the first quarter of 2021 started off on shaky ground with a runoff election in Georgia, a second impeachment trial, and deadly capitol riots, by February the overall outlook for the year turned widely optimistic. The release of multiple effective vaccines and the passing of a $1.9 trillion stimulus package boosted investor sentiment, and risk assets surged along with treasury yields.

As the year progressed, inflation became a larger and larger concern, especially as base effects took hold, pushing up the headline y/y rate due to sharp price declines at the start of the pandemic. For the first 11 months of the year, we heard Federal Reserve Chair Powell use the word “transitory” when describing inflation, even after observing a notable increase in headline figures during the summer months. However, by year-end, the Chair acquiesced that inflation would, in fact, be more sustained than had been originally thought.

Bond markets were fairly volatile throughout the year, and most U.S. bond indices ended in the red, save for U.S. high yield corporates. Meanwhile in the corporate space, both investment grade and high yield corporates reported strong issuance for the year. Investment grade spreads moved quite a bit, though ended the year around where they started. High yield, on the other hand, had a smoother downward trend, tightening even further from their 2020 wides.

As this is an indexed Portfolio, primary factors that affected markets also affected the Portfolio’s performance. The main macroeconomic factors that contributed to Portfolio performance included the increase in Treasury yields, concerns around inflation and the Delta/Omicron variants, as well as the Federal Reserve’s announcement of its tapering program and rate hiking schedule in 2022.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	3.79
Weighted Average Coupon (%)	1.54
Weighted Average Effective Duration (Years)*	3.55
Weighted Average Rating**	AA1

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Government Agency Securities	51.8%
U.S. Treasury Obligations	38.4
Exchange Traded Funds	8.6
Repurchase Agreements	0.4
Financials	0.1
Investment Companies	0.0 #
Cash and Other	0.7

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$990.40	$3.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class IB
Actual	1,000.00	990.30	3.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class K
Actual	1,000.00	991.70	2.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.65%, 0.65% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.1%)
Financials (0.1%)
Diversified Financial Services (0.1%)
Private Export Funding Corp.
Series KK
3.550%, 1/15/24	$5,979,000	$6,308,756
Series NN
3.250%, 6/15/25	2,500,000	2,676,040

		8,984,796

Total Financials		8,984,796

Total Corporate Bond		8,984,796

U.S. Government Agency Securities (51.8%)
FFCB
2.600%, 1/18/22	15,000,000	15,016,310
1.550%, 1/28/22	30,000,000	30,030,732
0.125%, 4/13/23	35,000,000	34,812,722
0.125%, 5/10/23	29,850,000	29,660,124
0.125%, 6/14/23	30,000,000	29,781,600
2.875%, 7/17/23	20,000,000	20,686,922
1.600%, 8/14/23	20,000,000	20,305,404
0.300%, 9/1/23	10,000,000	9,937,813
0.290%, 11/2/23	10,000,000	9,918,486
0.310%, 11/30/23	10,000,000	9,913,778
0.250%, 2/26/24	35,370,000	34,981,393
0.350%, 5/16/24	10,000,000	9,865,611
0.390%, 6/17/24	10,000,000	9,863,807
0.470%, 8/19/24	10,000,000	9,862,156
0.440%, 11/4/24	10,000,000	9,828,119
0.300%, 11/12/24	5,000,000	4,893,210
0.680%, 8/4/25	30,000,000	29,439,288
0.570%, 8/12/25	10,000,000	9,772,175
0.600%, 11/24/25	15,000,000	14,621,790
0.680%, 1/13/27	5,000,000	4,818,494
0.700%, 1/27/27	15,000,000	14,478,355
1.040%, 1/25/29	15,000,000	14,279,889
1.230%, 7/29/30	5,000,000	4,818,737
1.240%, 9/3/30	10,000,000	9,525,157
1.380%, 1/14/31	30,000,000	28,780,911
1.990%, 3/17/31	10,000,000	9,876,846
FHLB
1.375%, 2/17/23	20,000,000	20,209,812
2.125%, 3/10/23	36,150,000	36,825,893
0.125%, 3/17/23	12,080,000	12,050,681
0.125%, 6/2/23	45,500,000	45,189,845
2.125%, 6/9/23	25,000,000	25,539,607
3.250%, 6/9/23	10,000,000	10,379,643
0.125%, 8/28/23	40,000,000	39,637,144
3.375%, 9/8/23	50,000,000	52,218,990
0.250%, 12/8/23	10,000,000	9,902,084
2.500%, 2/13/24	51,865,000	53,718,541
0.375%, 3/15/24	50,000,000	49,411,350
2.875%, 6/14/24	13,085,000	13,713,140
1.500%, 8/15/24	47,875,000	48,640,665
2.875%, 9/13/24	46,180,000	48,593,196
2.750%, 12/13/24	40,000,000	42,038,568
2.375%, 3/14/25	10,000,000	10,423,420
0.500%, 4/14/25	41,290,000	40,552,470
0.500%, 6/13/25	20,000,000	19,599,484
3.125%, 6/13/25	10,000,000	10,683,819
0.375%, 9/4/25	56,620,000	54,986,819
0.550%, 1/20/26	5,000,000	4,856,673
0.625%, 1/22/26	25,000,000	24,355,047
0.650%, 1/28/26	15,000,000	14,624,946
0.700%, 1/28/26	20,000,000	19,539,162
0.600%, 2/12/26	10,000,000	9,725,750
0.680%, 2/24/26	5,000,000	4,876,942
0.750%, 2/24/26	25,000,000	24,454,537
0.650%, 2/26/26	10,000,000	9,741,309
1.875%, 9/11/26	24,000,000	24,592,313
0.830%, 2/10/27	10,000,000	9,705,741
0.900%, 2/26/27	10,000,000	9,735,260
1.100%, 2/25/28	15,000,000	14,466,568
3.250%, 6/9/28	25,000,000	27,703,608
1.000%, 8/16/28	5,000,000	4,816,949
3.250%, 11/16/28	66,335,000	74,053,734
FHLMC
0.375%, 4/20/23	25,000,000	24,942,965
0.375%, 5/5/23	25,000,000	24,948,795
2.750%, 6/19/23	50,000,000	51,565,830
0.250%, 6/26/23	8,960,000	8,915,992
0.250%, 8/24/23	15,710,000	15,609,176
0.250%, 9/8/23	11,315,000	11,236,060
0.125%, 10/16/23	3,785,000	3,747,266
0.320%, 11/2/23	20,000,000	19,872,236
0.250%, 11/6/23	100,000,000	99,124,220
0.300%, 11/16/23	10,000,000	9,925,063
0.250%, 12/4/23	42,055,000	41,687,969
0.360%, 5/15/24	10,000,000	9,874,290
0.450%, 11/25/24	10,000,000	9,831,730
1.500%, 2/12/25	60,000,000	60,897,060
0.375%, 7/21/25	7,225,000	7,038,765
0.600%, 8/12/25	10,000,000	9,786,920
0.375%, 9/23/25	43,490,000	42,288,297
0.600%, 9/30/25	20,000,000	19,543,480
0.600%, 10/15/25	10,905,000	10,648,885
0.600%, 11/12/25	5,000,000	4,878,250
0.640%, 11/24/25	15,000,000	14,651,606
0.625%, 11/25/25	10,000,000	9,782,863
0.620%, 12/1/25	15,000,000	14,637,013
0.750%, 6/23/26	15,000,000	14,624,801
6.750%, 9/15/29 (x)	20,000,000	27,831,960
FNMA
2.375%, 1/19/23	50,000,000	50,999,180
0.250%, 5/22/23	50,000,000	49,737,865
0.250%, 7/10/23	9,090,000	9,039,656
2.875%, 9/12/23	20,000,000	20,738,768
0.310%, 11/16/23	10,000,000	9,925,233
0.250%, 11/27/23	25,430,000	25,180,125
2.500%, 2/5/24	111,045,000	114,960,913
1.750%, 7/2/24	50,000,000	51,096,220
2.625%, 9/6/24	85,000,000	88,858,974
1.625%, 10/15/24	65,050,000	66,251,031
1.625%, 1/7/25	83,600,000	85,134,194
0.625%, 4/22/25	21,380,000	21,075,450
0.500%, 6/17/25	20,000,000	19,606,936
0.375%, 8/25/25	127,500,000	124,014,877
0.580%, 10/20/25	20,000,000	19,512,458
0.560%, 10/22/25	10,000,000	9,748,236
0.540%, 10/27/25	10,000,000	9,759,890
0.600%, 10/29/25	10,000,000	9,760,733

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
0.500%, 11/7/25	$23,385,000	$22,814,341
0.560%, 11/17/25	10,000,000	9,760,904
0.650%, 12/10/25	10,000,000	9,766,607
0.650%, 12/17/25	10,000,000	9,764,481
2.125%, 4/24/26	119,485,000	123,965,102
1.875%, 9/24/26	120,000,000	123,322,656
0.875%, 12/18/26	10,000,000	9,749,244
0.750%, 10/8/27	80,000,000	77,349,216
7.125%, 1/15/30	25,000,000	35,435,475
0.875%, 8/5/30	80,000,000	75,396,864
6.625%, 11/15/30	20,000,000	28,201,274
Hashemite Kingdom of Jordan AID Bonds
2.578%, 6/30/22	20,000,000	20,184,370
3.000%, 6/30/25	6,301,000	6,653,771
Iraq Government AID Bonds
2.149%, 1/18/22	19,135,000	19,149,173
State of Israel AID Bonds
5.500%, 9/18/23	20,000,000	21,614,852
5.500%, 4/26/24	27,579,000	30,458,168
Tennessee Valley Authority
2.875%, 9/15/24	20,000,000	20,995,600
0.750%, 5/15/25	8,330,000	8,229,432
6.750%, 11/1/25	15,779,000	19,026,318
2.875%, 2/1/27	48,000,000	51,613,397
1.500%, 9/15/31	10,420,000	10,260,425

Total U.S. Government Agency Securities		3,438,337,440

U.S. Treasury Obligations (38.4%)
U.S. Treasury Bonds
7.125%, 2/15/23	2,000,000	2,148,779
6.250%, 8/15/23	1,000,000	1,091,107
U.S. Treasury Notes
0.125%, 1/31/23	5,000,000	4,982,575
1.750%, 1/31/23	35,000,000	35,487,844
2.000%, 2/15/23	22,000,000	22,376,939
1.500%, 2/28/23	18,000,000	18,211,964
2.500%, 3/31/23	9,000,000	9,221,230
0.125%, 4/30/23	20,000,000	19,890,708
1.625%, 4/30/23	26,000,000	26,372,765
1.750%, 5/15/23	12,500,000	12,705,510
0.125%, 5/31/23	50,000,000	49,692,900
1.625%, 5/31/23	7,500,000	7,612,793
1.375%, 6/30/23	25,000,000	25,296,265
0.125%, 8/15/23	30,000,000	29,753,790
1.375%, 8/31/23	3,125,000	3,161,962
0.250%, 9/30/23	50,000,000	49,649,325
0.125%, 10/15/23	25,000,000	24,747,432
0.250%, 11/15/23	30,000,000	29,752,158
2.750%, 11/15/23	11,500,000	11,934,178
2.125%, 11/30/23	18,000,000	18,480,938
2.250%, 12/31/23	31,000,000	31,926,894
2.250%, 1/31/24	33,000,000	34,009,424
2.500%, 1/31/24	9,000,000	9,321,740
2.125%, 2/29/24	33,000,000	33,947,113
2.375%, 2/29/24	5,000,000	5,170,115
2.125%, 3/31/24	40,000,000	41,168,440
2.000%, 4/30/24	35,000,000	35,950,219
0.250%, 5/15/24	20,000,000	19,730,572
2.500%, 5/15/24	28,000,000	29,084,502
2.000%, 5/31/24	38,000,000	39,045,186
2.000%, 6/30/24	19,000,000	19,528,073
1.750%, 7/31/24	55,000,000	56,231,599
2.375%, 8/15/24	53,000,000	55,036,954
1.250%, 8/31/24	22,000,000	22,205,363
1.875%, 8/31/24	25,000,000	25,635,225
1.500%, 9/30/24	18,000,000	18,286,726
2.125%, 9/30/24	7,000,000	7,228,745
2.250%, 10/31/24	4,000,000	4,145,742
2.250%, 11/15/24	25,000,000	25,921,860
1.500%, 11/30/24	7,000,000	7,111,341
1.750%, 12/31/24	30,000,000	30,691,440
2.250%, 12/31/24	22,000,000	22,830,731
1.375%, 1/31/25	30,000,000	30,346,806
2.000%, 2/15/25	13,000,000	13,392,041
2.125%, 5/15/25	57,000,000	59,028,322
0.250%, 6/30/25	50,000,000	48,593,415
2.875%, 7/31/25	13,000,000	13,819,592
2.000%, 8/15/25	30,000,000	30,948,150
0.250%, 10/31/25	10,000,000	9,667,950
0.375%, 11/30/25	5,000,000	4,851,023
0.375%, 12/31/25	80,000,000	77,572,232
0.375%, 1/31/26	55,000,000	53,244,747
1.625%, 2/15/26	20,000,000	20,351,336
0.750%, 3/31/26	65,000,000	63,793,509
0.750%, 4/30/26	20,000,000	19,611,420
1.625%, 5/15/26	27,000,000	27,469,406
0.750%, 5/31/26	15,000,000	14,699,812
2.125%, 5/31/26	9,000,000	9,352,558
0.875%, 6/30/26	55,000,000	54,155,943
0.625%, 7/31/26	10,000,000	9,728,935
1.500%, 8/15/26	60,500,000	61,218,298
1.375%, 8/31/26	16,615,000	16,723,531
0.875%, 9/30/26	45,000,000	44,229,973
1.625%, 9/30/26	25,000,000	25,440,498
2.000%, 11/15/26	51,000,000	52,793,456
2.250%, 2/15/27	5,000,000	5,241,186
0.625%, 3/31/27	20,000,000	19,344,256
2.250%, 8/15/27	20,000,000	20,990,782
0.500%, 8/31/27	50,000,000	47,743,975
2.250%, 11/15/27	43,500,000	45,696,854
2.750%, 2/15/28	26,600,000	28,761,657
1.250%, 4/30/28	5,000,000	4,957,981
2.875%, 5/15/28	16,000,000	17,442,390
2.875%, 8/15/28	33,000,000	36,060,037
1.250%, 9/30/28	30,000,000	29,671,788
3.125%, 11/15/28	47,500,000	52,830,783
2.625%, 2/15/29	52,000,000	56,260,688
2.375%, 5/15/29	67,000,000	71,468,712
1.625%, 8/15/29	17,500,000	17,764,264
1.500%, 2/15/30	32,400,000	32,574,655
0.625%, 5/15/30	40,000,000	37,447,160
0.625%, 8/15/30	76,500,000	71,360,156
0.875%, 11/15/30	46,000,000	43,703,183
1.125%, 2/15/31	84,600,000	82,025,910
1.625%, 5/15/31	15,000,000	15,193,359
1.250%, 8/15/31 (x)	55,000,000	53,792,580
1.375%, 11/15/31	20,000,000	19,750,000

Total U.S. Treasury Obligations		2,547,894,475

Total Long-Term Debt Securities (90.3%) (Cost $5,960,233,201)		5,995,216,711

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Fixed Income (8.6%)
Schwab Intermediate-Term U.S. Treasury ETF	950,000	$53,333,000
Schwab Short-Term U.S. Treasury ETF (x)	950,000	48,307,500
Vanguard Intermediate-Term Treasury ETF (x)	3,900,000	259,233,000
Vanguard Short-Term Treasury ETF (x)	3,400,000	206,822,000

Total Exchange Traded Funds (8.6%) (Cost $543,978,750)		567,695,500

SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.4%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $700,009, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $714,126. (xx)	$700,000	700,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $7,305,557, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $7,451,656. (xx)	7,305,545	7,305,545
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $4,000,020, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $4,081,639. (xx)	4,000,000	4,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $4,000,156, collateralized by various Common Stocks; total market value $4,445,286. (xx)	4,000,000	4,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $3,000,158, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $3,333,630. (xx)	3,000,000	3,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $4,900,057, collateralized by various Common Stocks; total market value $5,416,287. (xx)	4,900,000	4,900,000

Total Repurchase Agreements		23,905,545

Total Short-Term Investments (0.4%) (Cost $24,905,545)		24,905,545

Total Investments in Securities (99.3%) (Cost $6,529,117,496)		6,587,817,756
Other Assets Less Liabilities (0.7%)		49,273,132

Net Assets (100%)		$6,637,090,888

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $27,248,892. This was collateralized by $2,851,938 of various U.S. Government Treasury Securities, ranging from 0.125% – 6.250%, maturing 1/15/25 – 5/15/51 and by cash of $24,905,545 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Financials	$—	$8,984,796	$—	$8,984,796
Exchange Traded Funds	567,695,500	—	—	567,695,500
Short-Term Investments
Investment Company	1,000,000	—	—	1,000,000
Repurchase Agreements	—	23,905,545	—	23,905,545
U.S. Government Agency Securities	—	3,438,337,440	—	3,438,337,440
U.S. Treasury Obligations	—	2,547,894,475	—	2,547,894,475

Total Assets	$568,695,500	$6,019,122,256	$—	$6,587,817,756

Total Liabilities	$—	$—	$—	$—

Total	$568,695,500	$6,019,122,256	$—	$6,587,817,756

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,079,958,589
Long-term U.S. government debt securities	1,331,778,750

$2,411,737,339

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,839,348,624
Long-term U.S. government debt securities	1,788,828,011

$3,628,176,635

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$114,886,397
Aggregate gross unrealized depreciation	(56,682,547)

Net unrealized appreciation	$58,203,850

Federal income tax cost of investments in securities and derivative instruments, if applicable	$6,529,613,906

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $6,505,211,951)	$6,563,912,211
Repurchase Agreements (Cost $23,905,545)	23,905,545
Cash	54,620,963
Dividends, interest and other receivables	23,256,544
Receivable for Portfolio shares sold	286,729
Securities lending income receivable	8,373
Other assets	29,986

Total assets	6,666,020,351

LIABILITIES
Payable for return of collateral on securities loaned	24,905,545
Investment management fees payable	1,698,656
Payable for Portfolio shares redeemed	1,499,732
Administrative fees payable	518,699
Distribution fees payable – Class IB	65,750
Distribution fees payable – Class IA	18,124
Accrued expenses	222,957

Total liabilities	28,929,463

NET ASSETS	$6,637,090,888

Net assets were comprised of:
Paid in capital	$6,592,192,499
Total distributable earnings (loss)	44,898,389

Net assets	$6,637,090,888

Class IA
Net asset value, offering and redemption price per share, $84,501,586 / 8,212,827 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.29

Class IB
Net asset value, offering and redemption price per share, $308,193,906 / 30,142,823 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.22

Class K
Net asset value, offering and redemption price per share, $6,244,395,396 / 606,800,323 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.29

(x)	Includes value of securities on loan of $27,248,892.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$89,176,875
Dividends	5,483,578
Securities lending (net)	292,207

Total income	94,952,660

EXPENSES
Investment management fees	23,981,762
Administrative fees	7,175,978
Distribution fees – Class IB	828,184
Printing and mailing expenses	290,275
Professional fees	267,492
Trustees’ fees	230,048
Distribution fees – Class IA	223,789
Custodian fees	149,100
Miscellaneous	204,117

Gross expenses	33,350,745
Less: Waiver from investment manager	(1,055,528)

Net expenses	32,295,217

NET INVESTMENT INCOME (LOSS)	62,657,443

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	46,079,068
Net distributions of realized gain received from underlying funds	2,160,600

Net realized gain (loss)	48,239,668

Net change in unrealized appreciation (depreciation) on investments in securities	(261,590,415)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(213,350,747)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(150,693,304)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$62,657,443	$96,135,498
Net realized gain (loss)	48,239,668	71,533,696
Net change in unrealized appreciation (depreciation)	(261,590,415)	179,083,067

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(150,693,304)	346,752,261

Distributions to shareholders:
Class IA	(1,217,368)	(1,461,022)
Class IB	(4,451,624)	(5,575,979)
Class K	(105,926,097)	(137,961,471)

Total distributions to shareholders	(111,595,089)	(144,998,472)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 715,423 and 1,746,312 shares, respectively ]	7,539,695	18,777,748
Capital shares issued in reinvestment of dividends [ 117,998 and 136,973 shares, respectively ]	1,217,368	1,461,022
Capital shares repurchased [ (1,412,177) and (1,641,913) shares, respectively ]	(14,851,560)	(17,663,253)

Total Class IA transactions	(6,094,497)	2,575,517

Class IB
Capital shares sold [ 3,971,467 and 13,795,556 shares, respectively ]	41,606,669	147,578,734
Capital shares issued in reinvestment of dividends [ 434,210 and 526,008 shares, respectively ]	4,451,624	5,575,979
Capital shares repurchased [ (7,902,299) and (12,247,179) shares, respectively ]	(82,725,970)	(131,049,403)

Total Class IB transactions	(36,667,677)	22,105,310

Class K
Capital shares sold [ 100,983,097 and 370,810,601 shares, respectively ]	1,067,382,034	3,995,554,011
Capital shares issued in reinvestment of dividends [ 10,264,866 and 12,935,990 shares, respectively ]	105,926,097	137,961,471
Capital shares repurchased [ (217,518,606) and (349,749,080) shares, respectively ]	(2,285,814,747)	(3,772,491,651)

Total Class K transactions	(1,112,506,616)	361,023,831

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,155,268,790)	385,704,658

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,417,557,183)	587,458,447
NET ASSETS:
Beginning of year	8,054,648,071	7,467,189,624

End of year	$6,637,090,888	$8,054,648,071

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.66	$10.39	$10.13	$10.18	$10.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.10	0.16	0.13	0.09
Net realized and unrealized gain (loss)	(0.28)	0.33	0.26	(0.05)	(0.04)

Total from investment operations	(0.22)	0.43	0.42	0.08	0.05

Less distributions:
Dividends from net investment income	(0.08)	(0.10)	(0.16)	(0.13)	(0.09)
Distributions from net realized gains	(0.07)	(0.06)	—	—	(0.01)

Total dividends and distributions	(0.15)	(0.16)	(0.16)	(0.13)	(0.10)

Net asset value, end of year	$10.29	$10.66	$10.39	$10.13	$10.18

Total return	(2.08)%	4.22%	4.18%	0.81%	0.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$84,502	$93,757	$88,801	$92,532	$136,657
Ratio of expenses to average net assets:
After waivers (f)	0.65%	0.67%	0.67%	0.67%	0.69%
Before waivers (f)	0.66%	0.67%	0.67%	0.67%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.57%	0.97%	1.50%	1.27%	0.85%
Before waivers (f)	0.55%	0.97%	1.50%	1.27%	0.85%
Portfolio turnover rate^	31%	60%	59%	70%	44%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.60	$10.32	$10.07	$10.12	$10.17

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.10	0.15	0.13	0.09
Net realized and unrealized gain (loss)	(0.29)	0.34	0.26	(0.05)	(0.04)

Total from investment operations	(0.23)	0.44	0.41	0.08	0.05

Less distributions:
Dividends from net investment income	(0.08)	(0.10)	(0.16)	(0.13)	(0.09)
Distributions from net realized gains	(0.07)	(0.06)	—	—	(0.01)

Total dividends and distributions	(0.15)	(0.16)	(0.16)	(0.13)	(0.10)

Net asset value, end of year	$10.22	$10.60	$10.32	$10.07	$10.12

Total return	(2.18)%	4.34%	4.11%	0.82%	0.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$308,194	$356,527	$325,835	$330,469	$360,908
Ratio of expenses to average net assets:
After waivers (f)	0.65%	0.66%	0.67%	0.67%	0.69%
Before waivers (f)	0.66%	0.67%	0.67%	0.67%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.57%	0.97%	1.50%	1.27%	0.85%
Before waivers (f)	0.55%	0.97%	1.50%	1.27%	0.85%
Portfolio turnover rate^	31%	60%	59%	70%	44%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.66	$10.39	$10.13	$10.17	$10.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.13	0.18	0.15	0.11
Net realized and unrealized gain (loss)	(0.29)	0.33	0.27	(0.03)	(0.05)

Total from investment operations	(0.20)	0.46	0.45	0.12	0.06

Less distributions:
Dividends from net investment income	(0.10)	(0.13)	(0.19)	(0.16)	(0.11)
Distributions from net realized gains	(0.07)	(0.06)	—	—	(0.01)

Total dividends and distributions	(0.17)	(0.19)	(0.19)	(0.16)	(0.12)

Net asset value, end of year	$10.29	$10.66	$10.39	$10.13	$10.17

Total return	(1.85)%	4.48%	4.44%	1.16%	0.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,244,395	$7,604,364	$7,052,553	$7,705,387	$7,583,418
Ratio of expenses to average net assets:
After waivers (f)	0.40%	0.41%	0.42%	0.42%	0.44%
Before waivers (f)	0.41%	0.42%	0.42%	0.42%	0.44%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.82%	1.22%	1.75%	1.53%	1.10%
Before waivers (f)	0.80%	1.22%	1.75%	1.53%	1.10%
Portfolio turnover rate^	31%	60%	59%	70%	44%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	EARNEST Partners, LLC

➢	Federated Global Investment Management Corp.

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	10.03%	9.45%	6.80%
Portfolio – Class IB Shares	10.02	9.44	6.79
Portfolio – Class K Shares	10.25	9.72	7.06
International Proxy Index	11.47	8.81	7.57
MSCI EAFE® Index	11.26	9.55	8.03

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.02% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI EAFE® Index, which returned 11.47% and 11.26%, respectively.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio benefited from stock selection and an underweight allocation in the Health Care sector. Holding ICON Plc (Ireland) completed the acquisition of PRA Health (a leading contract research organization), which is expected to generate material synergies.

•	Both an underweight allocation and stock selection were positive in the Communication sector as well.

•	Underweighting the Utilities sector benefited performance for the period.

•	An overweight allocation to Information Technology holding Capgemini SE (France) and an underweight allocation to Consumer Staples holding Unilever Plc (UK) also contributed to Portfolio performance.

What hurt performance during the year:

•

Consumer Discretionary stock selection detracted from relative performance, led by Chinese holdings Alibaba Group, which performed poorly as the government’s regulatory actions and Common Prosperity program negatively impacted investor sentiment. Alibaba Group is not a benchmark holding.

•	Security selection in the Financials sector was a detractor from relative performance during the reporting period. An underweight allocation to the Financials sector was also a detractor.

•

Stock selection within the Information Technology sector hurt relative performance. Here, a relative underweight in strong-performing lithography systems manufacturer for the semiconductor industry ASML (Netherlands) held back relative results.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Financials	$196,277,560	13.0%
Industrials	192,271,639	12.7
Consumer Discretionary	166,634,432	11.0
Health Care	153,498,739	10.1
Information Technology	146,579,213	9.7
Exchange Traded Funds	134,697,899	8.9
Consumer Staples	119,391,180	7.9
Materials	98,495,303	6.5
Communication Services	49,274,589	3.3
Energy	46,912,486	3.1
Repurchase Agreements	42,954,886	2.9
Utilities	29,141,264	1.9
Real Estate	22,743,389	1.5
Investment Company	20,000,000	1.3
Cash and Other	94,033,356	6.2

		100.0%

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,011.30	$5.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.78	5.48
Class IB
Actual	1,000.00	1,010.50	5.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.78	5.48
Class K
Actual	1,000.00	1,012.00	4.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.04	4.21

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.08%, 1.08% and 0.83%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (4.3%)
Afterpay Ltd.*	9,833	$593,854
Ampol Ltd.	10,711	231,134
APA Group	51,345	375,802
Aristocrat Leisure Ltd.	27,333	866,438
ASX Ltd.	8,242	557,072
Aurizon Holdings Ltd.	77,109	195,791
AusNet Services Ltd.	92,380	172,732
Australia & New Zealand Banking Group Ltd.	125,167	2,505,205
BHP Group Ltd. (x)	130,330	3,935,096
BHP Group plc	93,034	2,769,746
BlueScope Steel Ltd.	21,435	325,936
Brambles Ltd.	64,472	498,617
Cochlear Ltd.	3,004	472,343
Coles Group Ltd.	59,323	774,298
Commonwealth Bank of Australia	78,535	5,770,952
Computershare Ltd.	23,942	348,380
Crown Resorts Ltd.*	17,708	154,086
CSL Ltd.	21,107	4,464,412
Dexus (REIT)	44,852	362,869
Domino’s Pizza Enterprises Ltd.	2,752	236,322
Endeavour Group Ltd.	58,253	285,655
Evolution Mining Ltd.	69,738	205,996
Fortescue Metals Group Ltd.	74,914	1,047,016
Glencore plc*	445,725	2,262,115
Goodman Group (REIT)	74,224	1,431,044
GPT Group (The) (REIT)	90,839	358,207
IDP Education Ltd.	9,216	232,332
Insurance Australia Group Ltd.	112,468	348,579
Lendlease Corp. Ltd.	30,816	239,672
Macquarie Group Ltd.	15,345	2,293,138
Magellan Financial Group Ltd.	5,973	92,302
Medibank Pvt Ltd.	117,620	286,674
Mirvac Group (REIT)	177,742	376,310
National Australia Bank Ltd.	145,260	3,047,924
Newcrest Mining Ltd.	35,567	633,463
Northern Star Resources Ltd.	51,059	349,562
Orica Ltd.	218,264	2,173,944
Origin Energy Ltd.	78,131	297,864
Qantas Airways Ltd.*	38,454	140,166
QBE Insurance Group Ltd.	63,466	524,083
Ramsay Health Care Ltd.	8,245	428,903
REA Group Ltd.	2,335	284,792
Reece Ltd.	13,210	259,784
Rio Tinto Ltd.	16,296	1,186,920
Rio Tinto plc	49,583	3,283,171
Rio Tinto plc (ADR)(x)	37,190	2,489,499
Santos Ltd.	268,036	1,230,511
Scentre Group (REIT)	231,109	531,333
SEEK Ltd.	15,329	365,583
Sonic Healthcare Ltd.	20,017	679,090
South32 Ltd.	199,127	580,948
Stockland (REIT)	108,686	335,276
Suncorp Group Ltd.	54,986	442,856
Sydney Airport*	57,176	361,074
Tabcorp Holdings Ltd.	95,346	348,232
Telstra Corp. Ltd.	184,606	561,416
Transurban Group	133,332	1,340,619
Treasury Wine Estates Ltd.	31,455	283,317
Vicinity Centres (REIT)	159,395	195,986
Washington H Soul Pattinson & Co. Ltd.	9,572	206,207
Wesfarmers Ltd.	49,798	2,148,471
Westpac Banking Corp.	161,573	2,509,745
WiseTech Global Ltd.	14,309	609,848
Woodside Petroleum Ltd.	43,827	699,267
Woolworths Group Ltd.	56,487	1,562,101

		65,162,080

Austria (0.4%)
Erste Group Bank AG	78,047	3,674,217
Mondi plc	21,579	533,343
OMV AG	6,591	374,817
Raiffeisen Bank International AG	6,997	206,162
Verbund AG	3,108	349,953
voestalpine AG	5,603	204,129

		5,342,621

Belgium (0.4%)
Ageas SA/NV	7,730	400,868
Anheuser-Busch InBev SA/NV	33,374	2,020,263
Elia Group SA/NV	1,213	159,782
Etablissements Franz Colruyt NV	2,495	105,839
Groupe Bruxelles Lambert SA (Swiss Stock exchange)	1,483	165,846
Groupe Bruxelles Lambert SA (Turquoise Stock Exchange)	3,477	388,573
KBC Group NV	10,901	936,518
Proximus SADP	7,212	140,734
Sofina SA	665	327,068
Solvay SA	3,355	390,370
UCB SA	5,617	641,734
Umicore SA	8,745	355,934

		6,033,529

Brazil (0.5%)
Ambev SA	761,500	2,108,138
Banco Bradesco SA (ADR)	524,349	1,793,274
Hypera SA*	57,822	293,470
Petroleo Brasileiro SA (ADR)	240,862	2,644,665
Yara International ASA	7,310	369,378

		7,208,925

Canada (1.1%)
Agnico Eagle Mines Ltd.	28,155	1,495,501
Canadian National Railway Co.	21,439	2,633,996
Canadian Pacific Railway Ltd.	25,152	1,809,027
Element Fleet Management Corp.	130,458	1,328,352
Franco-Nevada Corp.	10,336	1,429,448
Magna International, Inc.	36,116	2,922,228
Restaurant Brands International, Inc.	37,781	2,292,551
Ritchie Bros Auctioneers, Inc.	38,561	2,359,783

		16,270,886

Chile (0.1%)
Antofagasta plc	17,978	325,712
Sociedad Quimica y Minera de Chile SA (ADR)	37,190	1,875,492

		2,201,204

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
China (1.8%)
Alibaba Group Holding Ltd.*	227,300	$3,465,957
Anhui Conch Cement Co. Ltd., Class H	223,500	1,116,418
Baidu, Inc. (ADR)*	14,732	2,191,974
BOC Hong Kong Holdings Ltd.	165,043	540,792
Budweiser Brewing Co. APAC Ltd. (m)	76,400	200,368
BYD Co. Ltd., Class H	63,000	2,153,984
China Life Insurance Co. Ltd., Class H	642,000	1,063,750
China Resources Gas Group Ltd.	210,000	1,186,334
Chow Tai Fook Jewellery Group Ltd.	90,800	163,258
ESR Cayman Ltd. (m)*	79,800	269,665
Futu Holdings Ltd. (ADR)*	2,275	98,508
Kingsoft Corp. Ltd.	118,800	521,818
Ping An Insurance Group Co. of China Ltd., Class H	100,500	723,698
Prosus NV*	75,040	6,281,891
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H (x)	404,500	1,781,915
Sinopharm Group Co. Ltd., Class H	399,200	868,277
SITC International Holdings Co. Ltd.	59,000	213,375
Tencent Holdings Ltd.	34,800	2,038,671
TravelSky Technology Ltd., Class H	634,000	1,066,756
Wilmar International Ltd.	87,155	267,751
Yum China Holdings, Inc. (Hong Kong stock exchange)	6,100	299,307
Yum China Holdings, Inc. (New York stock exchange)	11,790	587,614

		27,102,081

Colombia (0.2%)
Bancolombia SA (ADR)	52,949	1,672,659
Ecopetrol SA (ADR)(x)	132,244	1,704,625

		3,377,284

Denmark (1.6%)
Ambu A/S, Class B(x)	7,503	198,715
AP Moller – Maersk A/S, Class A	136	453,468
AP Moller – Maersk A/S, Class B	256	919,038
Carlsberg A/S, Class B	4,436	767,058
Chr Hansen Holding A/S	4,617	364,296
Coloplast A/S, Class B	5,209	917,868
Danske Bank A/S	30,604	529,194
Demant A/S*	4,810	246,757
DSV A/S	8,924	2,086,850
Genmab A/S*	6,350	2,556,701
GN Store Nord A/S	5,569	350,660
Novo Nordisk A/S, Class B	99,987	11,250,748
Novozymes A/S, Class B	9,298	764,674
Orsted A/S(m)	8,297	1,060,870
Pandora A/S	4,370	545,510
ROCKWOOL International A/S, Class B	382	167,255
Tryg A/S	16,363	404,563
Vestas Wind Systems A/S	44,712	1,369,004

		24,953,229

Finland (0.9%)
Elisa OYJ	6,149	378,874
Fortum OYJ	20,021	615,208
Kesko OYJ, Class B	12,090	403,849
Kone OYJ, Class B	15,132	1,086,039
Metso Outotec OYJ	208,500	2,219,003
Neste OYJ	18,804	928,266
Nokia OYJ*	238,676	1,514,638
Nordea Bank Abp (Aquis Stock Exchange)	2,447	30,049
Nordea Bank Abp (Turquoise Stock Exchange)	329,340	4,027,364
Orion OYJ, Class B	4,971	206,684
Sampo OYJ, Class A	21,773	1,092,184
Stora Enso OYJ, Class R	25,297	464,842
UPM-Kymmene OYJ	23,676	901,919
Wartsila OYJ Abp	21,524	302,883

		14,171,802

France (9.7%)
Accor SA*	104,821	3,395,186
Adevinta ASA*	11,739	156,359
Aeroports de Paris (x)*	1,430	184,459
Air Liquide SA	35,708	6,233,004
Airbus SE*	43,292	5,537,993
Alstom SA	13,994	497,402
Amundi SA (m)	20,334	1,679,551
Arkema SA	2,790	393,399
AXA SA	85,017	2,534,495
BioMerieux	1,684	239,463
BNP Paribas SA	92,638	6,409,312
Bollore SA	39,268	219,957
Bouygues SA	10,404	372,998
Bureau Veritas SA	13,340	443,174
Capgemini SE	36,847	9,040,292
Carrefour SA	27,492	504,081
Cie de Saint-Gobain	22,468	1,582,623
Cie Generale des Etablissements Michelin SCA	7,558	1,240,379
CNP Assurances	8,004	198,198
Covivio (REIT)	2,419	198,841
Credit Agricole SA	50,487	721,367
Danone SA	28,698	1,783,601
Dassault Aviation SA	960	103,831
Dassault Systemes SE	47,040	2,801,464
Edenred	92,513	4,273,078
Eiffage SA	3,692	380,234
Electricite de France SA	21,131	248,515
Engie SA	81,347	1,205,273
EssilorLuxottica SA (Borsa Italiana Stock Exchange)	4,356	917,472
EssilorLuxottica SA (Turquoise Stock Exchange)	27,578	5,878,878
Eurazeo SE	1,541	134,740
Faurecia SE (Euronext Paris)	4,454	212,093
Faurecia SE (Italian Stock Exchange)	802	37,531
Gecina SA (REIT)	2,053	287,259
Getlink SE	19,340	320,591
Hermes International	1,408	2,462,220
Ipsen SA	1,724	158,003
Kering SA	10,793	8,686,267

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Klepierre SA (REIT)*	8,749	$207,681
La Francaise des Jeux SAEM (m)	4,300	190,633
Legrand SA	11,939	1,398,674
L’Oreal SA	13,045	6,192,430
LVMH Moet Hennessy Louis Vuitton SE	21,591	17,870,644
Orange SA	90,826	973,355
Orpea SA	2,339	234,606
Pernod Ricard SA	22,414	5,397,129
Publicis Groupe SA	9,776	658,895
Remy Cointreau SA	1,068	260,206
Renault SA*	35,659	1,240,059
Safran SA	56,079	6,873,654
Sanofi	67,413	6,798,489
Sartorius Stedim Biotech	1,194	655,760
SEB SA	1,113	173,473
Societe Generale SA	35,454	1,219,206
Sodexo SA	29,604	2,597,242
Suez SA	16,030	361,536
Teleperformance	5,200	2,320,718
Thales SA	4,640	395,141
TotalEnergies SE	157,796	8,017,813
Ubisoft Entertainment SA*	4,228	207,321
Unibail-Rodamco-Westfield (REIT)*	5,664	397,354
Valeo	10,364	313,628
Veolia Environnement SA	28,322	1,040,211
Vinci SA	46,356	4,903,447
Vivendi SE	31,293	423,606
Wendel SE	1,104	132,478
Worldline SA (m)*	63,907	3,565,875

		146,694,847

Germany (7.3%)
adidas AG	15,166	4,371,876
Allianz SE (Registered)	18,242	4,312,583
Aroundtown SA	43,791	265,234
BASF SE	40,511	2,849,403
Bayer AG (Registered)	70,099	3,750,962
Bayerische Motoren Werke AG	14,599	1,470,789
Bayerische Motoren Werke AG (Preference)(q)	2,622	218,811
Bechtle AG	3,888	278,603
Beiersdorf AG	16,376	1,685,052
Brenntag SE	6,770	613,374
Carl Zeiss Meditec AG	1,857	390,809
Commerzbank AG*	44,585	339,534
Continental AG*	25,935	2,749,259
Covestro AG(m)	41,400	2,554,657
Daimler AG (Registered)	37,745	2,904,524
Daimler Truck Holding AG*	18,872	693,776
Deutsche Bank AG (Registered)*	90,362	1,133,500
Deutsche Boerse AG	17,202	2,880,877
Deutsche Lufthansa AG (Registered)*	24,376	171,508
Deutsche Post AG (Registered)	77,426	4,983,973
Deutsche Telekom AG (Registered)	148,790	2,761,178
E.ON SE	100,225	1,391,182
Evonik Industries AG	9,693	314,180
Fresenius Medical Care AG & Co. KGaA	9,317	606,107
Fresenius SE & Co. KGaA	18,667	752,334
FUCHS PETROLUB SE (Preference)(q)	2,978	135,347
GEA Group AG	42,086	2,304,228
Hannover Rueck SE	2,663	506,770
HeidelbergCement AG	6,589	446,494
HelloFresh SE*	7,014	539,337
Henkel AG & Co. KGaA	4,453	348,291
Henkel AG & Co. KGaA (Preference)(q)	7,898	639,682
Infineon Technologies AG	89,120	4,135,637
KION Group AG	3,051	335,129
Knorr-Bremse AG	3,276	324,113
LANXESS AG	3,877	240,561
LEG Immobilien SE	3,210	448,418
Merck KGaA	21,332	5,513,031
MTU Aero Engines AG	11,504	2,349,656
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	6,202	1,839,384
Nemetschek SE	2,496	320,543
Nordex SE (x)*	65,000	1,029,375
Porsche Automobil Holding SE (Preference)(q)	6,831	648,921
Puma SE	4,797	587,099
Rational AG	208	213,222
Rheinmetall AG	26,223	2,479,747
RWE AG	79,861	3,247,725
SAP SE	110,688	15,739,684
Sartorius AG (Preference)(q)	1,130	765,728
Scout24 SE (m)	4,129	288,727
Siemens AG (Registered)	50,513	8,780,482
Siemens Energy AG*	17,251	441,710
Siemens Healthineers AG (m)	11,909	892,414
Symrise AG	17,357	2,574,851
Telefonica Deutschland Holding AG	52,488	145,868
Uniper SE	4,158	197,876
United Internet AG (Registered)	4,348	172,960
Volkswagen AG (x)	1,480	435,399
Volkswagen AG (Preference)(q)	17,176	3,470,599
Vonovia SE	58,046	3,205,140
Zalando SE (m)*	9,140	740,275

		110,928,508

Hong Kong (1.5%)
AIA Group Ltd.	1,018,252	10,264,071
CK Asset Holdings Ltd.	91,205	574,889
CK Infrastructure Holdings Ltd.	30,340	193,186
CLP Holdings Ltd.	74,564	753,046
Hang Lung Properties Ltd.	96,438	198,378
Hang Seng Bank Ltd.	33,974	621,745
Henderson Land Development Co. Ltd.	63,906	272,096
HK Electric Investments & HK Electric Investments Ltd. (m)	122,500	120,182
HKT Trust & HKT Ltd.	159,042	213,754
Hong Kong & China Gas Co. Ltd.	495,330	771,179
Hong Kong Exchanges & Clearing Ltd.	53,039	3,097,635
Hongkong Land Holdings Ltd.	52,400	264,096

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Jardine Matheson Holdings Ltd.	9,700	$521,375
Link REIT (REIT)	92,899	817,887
Melco Resorts & Entertainment Ltd. (ADR)*	9,478	96,486
MTR Corp. Ltd.	67,118	360,227
New World Development Co. Ltd.	67,559	267,289
Power Assets Holdings Ltd.	58,496	364,590
Sino Land Co. Ltd.	135,239	168,408
Sun Hung Kai Properties Ltd.	56,278	682,766
Swire Pacific Ltd., Class A	25,331	144,075
Swire Properties Ltd.	57,600	144,341
Techtronic Industries Co. Ltd.	59,500	1,184,269
WH Group Ltd. (m)	331,323	207,779
Wharf Real Estate Investment Co. Ltd.	76,330	387,643
Xinyi Glass Holdings Ltd.	76,000	190,060

		22,881,452

India (0.8%)
HDFC Bank Ltd.	158,919	3,162,746
HDFC Bank Ltd. (ADR)	39,912	2,597,074
ICICI Bank Ltd. (ADR)	126,951	2,512,360
ITC Ltd.	296,749	870,459
Reliance Industries Ltd.	52,617	1,676,247
UPL Ltd.	101,908	1,024,212

		11,843,098

Ireland (1.0%)
CRH plc	70,117	3,713,608
Flutter Entertainment plc (Dublin Stock Exchange)*	7,383	1,168,371
Flutter Entertainment plc (London Stock Exchange)*	10,659	1,696,673
ICON plc*	18,237	5,647,999
Kerry Group plc, Class A	7,067	911,184
Kingspan Group plc	6,891	823,767
Smurfit Kappa Group plc	10,592	584,138

		14,545,740

Israel (0.5%)
Azrieli Group Ltd.	2,018	192,781
Bank Hapoalim BM	51,464	531,367
Bank Leumi Le-Israel BM	62,074	667,870
Check Point Software Technologies Ltd.*	21,783	2,539,027
Elbit Systems Ltd.	1,207	209,258
ICL Group Ltd.	29,531	285,056
Israel Discount Bank Ltd., Class A	53,507	360,391
Kornit Digital Ltd.*	2,043	311,047
Mizrahi Tefahot Bank Ltd.	5,915	228,309
Nice Ltd.*	2,851	872,737
Nice Ltd. (ADR)*	2,389	725,300
Teva Pharmaceutical Industries Ltd. (ADR)*	49,739	398,409
Wix.com Ltd.*	2,454	387,217

		7,708,769

Italy (1.5%)
Amplifon SpA	5,910	319,269
Assicurazioni Generali SpA	49,561	1,051,202
Atlantia SpA*	21,561	428,471
Davide Campari-Milano NV	23,513	344,123
DiaSorin SpA	1,086	207,037
Enel SpA	358,890	2,878,969
Eni SpA	111,488	1,551,074
Ferrari NV	5,626	1,457,183
FinecoBank Banca Fineco SpA	27,589	484,815
Infrastrutture Wireless Italiane SpA (m)	12,098	147,102
Intesa Sanpaolo SpA	736,572	1,906,947
Leonardo SpA*	247,740	1,776,928
Mediobanca Banca di Credito Finanziario SpA	28,075	323,150
Moncler SpA	9,008	656,564
Nexi SpA (m)*	18,893	300,920
Poste Italiane SpA (m)	23,675	311,049
Prysmian SpA	132,033	4,977,081
Recordati Industria Chimica e Farmaceutica SpA	4,468	287,405
Snam SpA	91,273	550,746
Telecom Italia SpA	347,867	171,963
Terna - Rete Elettrica Nazionale	60,313	488,492
UniCredit SpA	93,294	1,438,579

		22,059,069

Japan (14.4%)
Advantest Corp.	8,800	833,869
Aeon Co. Ltd.	29,152	686,541
AEON Financial Service Co. Ltd.	48,300	521,504
AGC, Inc. (x)	8,150	388,972
Aisin Corp.	6,738	258,320
Ajinomoto Co., Inc.	20,268	616,163
ANA Holdings, Inc. (x)*	6,130	128,137
Asahi Group Holdings Ltd. (x)	20,287	789,047
Asahi Intecc Co. Ltd.	9,300	199,777
Asahi Kasei Corp.	55,378	520,417
Astellas Pharma, Inc.	83,150	1,352,100
Azbil Corp.	5,900	268,765
Bandai Namco Holdings, Inc.	8,719	681,724
Benefit One, Inc.	3,500	150,156
Bridgestone Corp. (x)	24,864	1,069,738
Brother Industries Ltd.	10,615	204,032
Canon, Inc. (x)	44,030	1,072,138
Capcom Co. Ltd.	8,400	197,750
Central Japan Railway Co.	6,300	840,420
Chiba Bank Ltd. (The)	21,772	124,730
Chubu Electric Power Co., Inc.	27,254	287,159
Chugai Pharmaceutical Co. Ltd.	30,041	975,425
Concordia Financial Group Ltd.	48,300	175,514
Cosmos Pharmaceutical Corp.	1,000	147,179
CyberAgent, Inc.	17,000	282,865
Dai Nippon Printing Co. Ltd.	9,881	248,507
Daifuku Co. Ltd.	13,800	1,127,706
Dai-ichi Life Holdings, Inc.	44,300	895,589
Daiichi Sankyo Co. Ltd.	75,661	1,923,919
Daikin Industries Ltd.	11,023	2,500,131
Daito Trust Construction Co. Ltd.	2,838	324,928
Daiwa House Industry Co. Ltd.	24,658	709,108
Daiwa House REIT Investment Corp. (REIT)	90	272,668
Daiwa Securities Group, Inc.	64,176	361,914
Denso Corp.	69,112	5,725,187
Dentsu Group, Inc. (x)	10,074	359,066

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Disco Corp.	1,200	$366,687
East Japan Railway Co.	13,125	807,034
Eisai Co. Ltd.	10,754	610,574
ENEOS Holdings, Inc.	132,038	493,923
FANUC Corp.	8,544	1,810,856
Fast Retailing Co. Ltd.	2,516	1,428,497
Fuji Electric Co. Ltd.	5,457	297,922
FUJIFILM Holdings Corp.	15,868	1,176,133
Fujitsu Ltd.	8,674	1,487,769
GLP J-REIT (REIT)	182	314,699
GMO Payment Gateway, Inc.	1,800	224,550
Hakuhodo DY Holdings, Inc.	9,660	160,902
Hamamatsu Photonics KK	5,900	376,476
Hankyu Hanshin Holdings, Inc.	10,800	306,546
Hikari Tsushin, Inc.	900	138,564
Hino Motors Ltd.	11,330	93,374
Hirose Electric Co. Ltd.	1,567	263,460
Hitachi Construction Machinery Co. Ltd.	4,751	137,330
Hitachi Ltd.	179,442	9,718,540
Hitachi Metals Ltd.*	10,086	186,849
Honda Motor Co. Ltd.	71,404	2,004,998
Hoshizaki Corp.	2,200	165,435
Hoya Corp.	16,302	2,424,822
Hulic Co. Ltd.	10,900	103,476
Ibiden Co. Ltd.	5,000	297,314
Idemitsu Kosan Co. Ltd.	8,795	224,558
Iida Group Holdings Co. Ltd.	7,100	165,171
Inpex Corp.(x)	44,800	390,243
Isuzu Motors Ltd.	25,869	321,816
Ito En Ltd.	2,700	141,772
ITOCHU Corp.	52,732	1,612,720
Itochu Techno-Solutions Corp.	4,900	157,611
Japan Airlines Co. Ltd.*	5,458	104,197
Japan Exchange Group, Inc.	23,300	510,036
Japan Metropolitan Fund Invest (REIT)	324	279,131
Japan Post Bank Co. Ltd.	18,800	172,425
Japan Post Holdings Co. Ltd.*	108,300	844,331
Japan Post Insurance Co. Ltd.	9,800	157,611
Japan Real Estate Investment Corp. (REIT)	55	312,223
Japan Tobacco, Inc.(x)	53,100	1,072,109
JFE Holdings, Inc.	20,676	263,685
JSR Corp.	9,118	346,790
Kajima Corp.	20,869	239,659
Kakaku.com, Inc.	5,700	152,126
Kansai Electric Power Co., Inc. (The)	31,323	292,453
Kansai Paint Co. Ltd.	8,452	183,691
Kao Corp.	39,367	2,059,897
KDDI Corp.	72,000	2,104,355
Keio Corp.	4,869	214,603
Keisei Electric Railway Co. Ltd.	5,677	153,486
Keyence Corp.	8,532	5,361,149
Kikkoman Corp.	6,223	523,137
Kintetsu Group Holdings Co. Ltd.*	8,098	226,333
Kirin Holdings Co. Ltd.(x)	36,091	579,502
Kobayashi Pharmaceutical Co. Ltd.(x)	2,300	180,753
Kobe Bussan Co. Ltd.	6,200	240,120
Koei Tecmo Holdings Co. Ltd.	2,730	107,392
Koito Manufacturing Co. Ltd.	21,100	1,117,091
Komatsu Ltd.	80,272	1,879,619
Konami Holdings Corp.	4,188	200,972
Kose Corp.(x)	6,500	737,416
Kubota Corp.(x)	46,208	1,025,751
Kurita Water Industries Ltd.	4,614	219,008
Kyocera Corp.	14,208	887,707
Kyowa Kirin Co. Ltd.	12,267	334,322
Lasertec Corp.	3,300	1,012,405
Lawson, Inc.	2,380	112,762
Lion Corp.(x)	10,800	144,307
Lixil Corp.	11,623	309,697
M3, Inc.	19,700	992,107
Makita Corp.	34,492	1,464,178
Marubeni Corp.	69,368	675,106
Mazda Motor Corp.*	24,135	185,686
McDonald’s Holdings Co. Japan Ltd.(x)	3,080	136,288
Medipal Holdings Corp.	7,722	144,666
Meiji Holdings Co. Ltd.	5,032	300,091
Mercari, Inc.*	3,900	198,679
Minebea Mitsumi, Inc.	16,800	476,850
MISUMI Group, Inc.	12,100	496,497
Mitsubishi Chemical Holdings Corp.	56,759	420,400
Mitsubishi Corp.	55,984	1,777,393
Mitsubishi Electric Corp.	80,371	1,019,048
Mitsubishi Estate Co. Ltd.	53,411	740,362
Mitsubishi Gas Chemical Co., Inc.	6,855	116,087
Mitsubishi HC Capital, Inc.	30,400	150,375
Mitsubishi Heavy Industries Ltd.	14,725	340,379
Mitsubishi UFJ Financial Group, Inc.	1,091,716	5,930,743
Mitsui & Co. Ltd.	66,854	1,582,864
Mitsui Chemicals, Inc.	8,757	235,235
Mitsui Fudosan Co. Ltd.	41,527	822,562
Miura Co. Ltd.	3,700	127,375
Mizuho Financial Group, Inc.	107,704	1,369,825
MonotaRO Co. Ltd.	12,000	216,257
MS&AD Insurance Group Holdings, Inc.	19,936	615,082
Murata Manufacturing Co. Ltd.	85,313	6,791,369
NEC Corp.	11,174	515,813
Nexon Co. Ltd.	22,400	433,084
NGK Insulators Ltd.	10,567	178,582
Nidec Corp.	26,084	3,065,771
Nihon M&A Center Holdings, Inc.	13,800	338,432
Nintendo Co. Ltd.	4,939	2,303,550
Nippon Building Fund, Inc. (REIT)(x)	65	378,597
Nippon Express Co. Ltd.(r)	3,442	203,923
Nippon Paint Holdings Co. Ltd.(x)	30,400	331,406
Nippon Prologis REIT, Inc. (REIT)	90	318,439
Nippon Sanso Holdings Corp.	105,200	2,298,249
Nippon Shinyaku Co. Ltd.	1,800	125,341
Nippon Steel Corp.	38,529	629,199
Nippon Telegraph & Telephone Corp.	56,816	1,555,858

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Nippon Yusen KK	6,644	$505,967
Nissan Chemical Corp.	5,200	301,973
Nissan Motor Co. Ltd.*	99,747	481,956
Nisshin Seifun Group, Inc.	8,261	119,071
Nissin Foods Holdings Co. Ltd.	3,006	219,250
Nitori Holdings Co. Ltd.	3,650	546,564
Nitto Denko Corp.	19,211	1,484,707
Nomura Holdings, Inc.	137,908	601,482
Nomura Real Estate Holdings, Inc.	4,775	109,879
Nomura Real Estate Master Fund, Inc. (REIT)	180	253,186
Nomura Research Institute Ltd.	14,977	642,541
NTT Data Corp.	27,100	580,967
Obayashi Corp.	31,066	240,361
Obic Co. Ltd.	3,000	563,331
Odakyu Electric Railway Co. Ltd.	13,051	242,345
Oji Holdings Corp.	39,412	190,841
Olympus Corp.	48,808	1,124,201
Omron Corp.	8,144	811,356
Ono Pharmaceutical Co. Ltd.	16,775	416,495
Open House Group Co. Ltd.	3,600	188,403
Oracle Corp.	11,240	854,017
Oriental Land Co. Ltd.	8,744	1,474,310
ORIX Corp.	53,410	1,089,976
Orix JREIT, Inc. (REIT)	120	187,568
Osaka Gas Co. Ltd.	16,973	280,498
Otsuka Corp.(x)	4,934	235,483
Otsuka Holdings Co. Ltd.(x)	17,000	616,126
Pan Pacific International Holdings Corp.	18,500	255,233
Panasonic Corp.	98,586	1,084,163
Persol Holdings Co. Ltd.	7,600	220,673
Pola Orbis Holdings, Inc.	4,800	79,993
Rakuten Group, Inc.	40,000	401,287
Recruit Holdings Co. Ltd.	59,900	3,630,556
Renesas Electronics Corp.*	57,000	705,129
Resona Holdings, Inc.	100,459	390,727
Ricoh Co. Ltd.	29,280	272,615
Rinnai Corp.	1,584	142,936
Rohm Co. Ltd.	3,926	357,343
Ryohin Keikaku Co. Ltd.	10,600	161,631
Santen Pharmaceutical Co. Ltd.	14,855	181,700
SBI Holdings, Inc.	11,560	315,053
SCSK Corp.	7,800	155,213
Secom Co. Ltd.	27,227	1,890,244
Seiko Epson Corp.	13,400	241,254
Sekisui Chemical Co. Ltd.	15,914	265,902
Sekisui House Ltd.	27,670	593,908
Seven & i Holdings Co. Ltd.	33,312	1,464,187
SG Holdings Co. Ltd.	14,800	346,487
Sharp Corp.	8,500	97,614
Shimadzu Corp.	10,240	432,193
Shimano, Inc.	3,236	862,521
Shimizu Corp.	24,410	151,303
Shin-Etsu Chemical Co. Ltd.	24,864	4,305,754
Shionogi & Co. Ltd.	11,707	826,909
Shiseido Co. Ltd.	17,222	960,288
Shizuoka Bank Ltd. (The)	20,124	143,805
SMC Corp.	2,448	1,651,224
SoftBank Corp.	127,400	1,610,913
SoftBank Group Corp.	98,544	4,655,204
Sohgo Security Services Co. Ltd.	2,700	107,268
Sompo Holdings, Inc.	14,427	609,413
Sony Group Corp.	82,564	10,389,584
Square Enix Holdings Co. Ltd.	3,500	179,518
Stanley Electric Co. Ltd.	5,884	147,266
Subaru Corp.	147,680	2,640,857
Sugi Holdings Co. Ltd.	10,900	660,462
SUMCO Corp.	11,600	236,881
Sumitomo Chemical Co. Ltd.	67,658	318,792
Sumitomo Corp.	51,128	755,830
Sumitomo Dainippon Pharma Co. Ltd.	8,392	96,665
Sumitomo Electric Industries Ltd.	32,260	420,533
Sumitomo Metal Mining Co. Ltd.	10,991	415,638
Sumitomo Mitsui Financial Group, Inc.	58,152	1,993,335
Sumitomo Mitsui Trust Holdings, Inc.	15,233	508,914
Sumitomo Realty & Development Co. Ltd.	13,126	386,032
Suntory Beverage & Food Ltd.	6,300	227,836
Suzuki Motor Corp.	16,436	632,835
Sysmex Corp.	7,500	1,013,866
T&D Holdings, Inc.	23,568	301,592
Taisei Corp.	8,436	256,314
Taisho Pharmaceutical Holdings Co. Ltd.	1,771	81,445
Takeda Pharmaceutical Co. Ltd.	70,377	1,919,261
TDK Corp.	16,713	652,363
Terumo Corp.	122,100	5,158,706
TIS, Inc.	9,600	285,838
Tobu Railway Co. Ltd.	8,998	205,101
Toho Co. Ltd.	4,746	203,200
Tokio Marine Holdings, Inc.	27,415	1,523,400
Tokyo Century Corp.	1,500	72,764
Tokyo Electric Power Co. Holdings, Inc.*	66,358	171,332
Tokyo Electron Ltd.	6,636	3,823,647
Tokyo Gas Co. Ltd.	16,842	301,906
Tokyu Corp.	21,805	289,647
Toppan, Inc.	11,355	212,826
Toray Industries, Inc.	63,174	374,442
Toshiba Corp.	18,368	755,287
Tosoh Corp.	11,200	166,106
TOTO Ltd.	6,433	295,841
Toyo Suisan Kaisha Ltd.	3,856	163,418
Toyota Industries Corp.	6,418	512,748
Toyota Motor Corp.	469,250	8,589,115
Toyota Tsusho Corp.	9,214	424,534
Trend Micro, Inc.(x)	6,182	343,415
Tsuruha Holdings, Inc.	1,700	163,157
Unicharm Corp.	18,182	790,157
USS Co. Ltd.	9,410	146,921
Welcia Holdings Co. Ltd.	3,800	118,595
West Japan Railway Co.	9,500	397,244
Yakult Honsha Co. Ltd.	5,807	302,895
Yamaha Corp.	5,679	279,926
Yamaha Motor Co. Ltd.(x)	12,832	307,776
Yamato Holdings Co. Ltd.	13,736	322,772
Yaskawa Electric Corp.	10,940	536,396

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Yokogawa Electric Corp.	10,903	$196,582
Z Holdings Corp.	362,700	2,104,373
ZOZO, Inc.	5,100	159,167

		218,164,335

Jordan (0.0%)
Hikma Pharmaceuticals plc	7,283	218,747

Luxembourg (0.3%)
ArcelorMittal SA	29,638	949,693
Eurofins Scientific SE	34,083	4,221,820

		5,171,513

Macau (0.0%)
Galaxy Entertainment Group Ltd.*	95,000	492,206
Sands China Ltd.*	103,200	240,346

		732,552

Malta (0.0%)
BGP Holdings plc(r)*	1,331,785	—

Mexico (0.3%)
Fomento Economico Mexicano SAB de CV (ADR)	14,300	1,111,253
Grupo Financiero Banorte SAB de CV, Class O	565,209	3,676,046
Wal-Mart de Mexico SAB de CV	142,066	528,841

		5,316,140

Netherlands (4.0%)
ABN AMRO Bank NV (CVA)(m)	18,999	279,378
Adyen NV(m)*	869	2,286,898
Aegon NV	79,825	399,239
Akzo Nobel NV	27,014	2,967,900
Argenx SE*	2,053	721,771
ASM International NV	2,077	919,145
ASML Holding NV	26,370	21,216,721
Euronext NV(m)	3,783	393,009
EXOR NV	4,915	441,839
Heineken Holding NV	4,905	453,169
Heineken NV	35,984	4,050,075
IMCD NV	2,516	557,712
ING Groep NV	173,545	2,418,786
JDE Peet’s NV	3,558	109,776
Koninklijke Ahold Delhaize NV	46,295	1,588,321
Koninklijke DSM NV	7,601	1,713,440
Koninklijke KPN NV	152,798	474,912
Koninklijke Philips NV	40,561	1,513,045
NN Group NV	46,061	2,496,690
Randstad NV	5,339	364,950
Royal Dutch Shell plc, Class A	181,134	3,976,231
Royal Dutch Shell plc, Class B	162,557	3,569,751
Royal Dutch Shell plc (Amsterdam Stock Exchange), Class A	266,053	5,849,025
Universal Music Group NV	31,293	882,839
Wolters Kluwer NV	11,747	1,385,542

		61,030,164

New Zealand (0.1%)
Auckland International Airport Ltd.(x)*	61,256	323,048
Fisher & Paykel Healthcare Corp. Ltd.	25,021	561,404
Mercury NZ Ltd.	32,014	134,189
Meridian Energy Ltd.	56,574	187,925
Ryman Healthcare Ltd.	17,319	145,307
Spark New Zealand Ltd.	78,801	243,948
Xero Ltd.*	5,763	593,040

		2,188,861

Norway (1.1%)
Aker BP ASA	5,565	171,628
DNB Bank ASA	184,276	4,226,826
Equinor ASA	42,507	1,138,630
Equinor ASA (ADR)(x)	149,042	3,924,276
Gjensidige Forsikring ASA	9,228	224,241
Mowi ASA	19,115	452,992
Norsk Hydro ASA	504,031	3,978,883
Orkla ASA	32,880	329,900
Schibsted ASA, Class A	23,988	926,392
Schibsted ASA, Class B	4,124	139,082
Telenor ASA(x)	30,529	480,474

		15,993,324

Peru (0.1%)
Credicorp Ltd.	7,447	909,055

Poland (0.0%)
InPost SA*	9,089	109,666

Portugal (0.1%)
EDP – Energias de Portugal SA	119,971	659,988
Galp Energia SGPS SA	21,563	209,162
Jeronimo Martins SGPS SA	10,931	250,143

		1,119,293

Russia (0.2%)
Coca-Cola HBC AG*	61,930	2,141,738
Evraz plc	22,076	179,764

		2,321,502

Saudi Arabia (0.1%)
Delivery Hero SE(m)*	7,136	796,185

Singapore (1.1%)
Ascendas REIT (REIT)	146,012	319,632
CapitaLand Integrated Commercial Trust (REIT)	234,144	354,448
Capitaland Investment Ltd.*	115,002	291,004
City Developments Ltd.	15,080	76,206
DBS Group Holdings Ltd.	357,660	8,668,133
Genting Singapore Ltd.	257,438	148,052
Keppel Corp. Ltd.	65,985	250,700
Mapletree Commercial Trust (REIT)(r)	83,600	124,072
Mapletree Logistics Trust (REIT)	141,492	199,492
Oversea-Chinese Banking Corp. Ltd.	149,952	1,268,516
Singapore Airlines Ltd.*	60,205	222,932
Singapore Exchange Ltd.	36,002	248,455
Singapore Technologies Engineering Ltd.	63,719	177,785
Singapore Telecommunications Ltd.	360,919	621,351
STMicroelectronics NV	60,400	2,982,355
United Overseas Bank Ltd.	52,221	1,042,405

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
UOL Group Ltd.	19,174	$100,878
Venture Corp. Ltd.	12,700	172,556

		17,268,972

South Africa (0.3%)
Anglo American plc	118,821	4,850,638

South Korea (0.4%)
Amorepacific Corp.*	5,792	813,682
Hugel, Inc.	1,413	182,457
NAVER Corp.*	5,095	1,622,256
Samsung Electronics Co. Ltd.	50,101	3,300,028

		5,918,423

Spain (1.6%)
ACS Actividades de Construccion y Servicios SA	10,057	269,874
Aena SME SA(m)*	3,109	491,296
Amadeus IT Group SA*	85,895	5,832,283
Banco Bilbao Vizcaya Argentaria SA	297,662	1,779,163
Banco Santander SA	1,479,060	4,951,537
CaixaBank SA	192,110	527,983
Cellnex Telecom SA(m)	22,573	1,315,293
EDP Renovaveis SA	13,096	326,525
Enagas SA(x)	10,572	245,539
Endesa SA	14,581	335,329
Ferrovial SA	21,330	669,273
Grifols SA	13,464	258,673
Iberdrola SA	252,951	2,997,921
Industria de Diseno Textil SA	48,444	1,573,529
Naturgy Energy Group SA	8,583	279,765
Red Electrica Corp. SA	19,777	428,369
Repsol SA	63,134	750,119
Siemens Gamesa Renewable Energy SA*	11,038	264,782
Telefonica SA(x)	224,023	982,453
Telefonica SA*	8,615	37,781

		24,317,487

Sweden (2.1%)
Alfa Laval AB	13,905	560,743
Assa Abloy AB, Class B	98,499	3,010,715
Atlas Copco AB, Class A	29,977	2,076,051
Atlas Copco AB, Class B	17,098	1,007,011
Boliden AB	12,290	476,030
Electrolux AB, Class B	9,782	237,616
Embracer Group AB*	20,024	213,864
Epiroc AB, Class A	29,569	750,007
Epiroc AB, Class B	16,815	356,725
EQT AB	13,093	714,332
Essity AB, Class B	26,375	862,218
Evolution AB(m)	7,320	1,041,919
Fastighets AB Balder, Class B*	4,806	346,667
Getinge AB, Class B	10,098	441,526
H & M Hennes & Mauritz AB, Class B(x)	33,190	654,089
Hexagon AB, Class B	87,428	1,389,858
Husqvarna AB, Class B	17,455	279,803
Industrivarden AB, Class C	7,018	220,647
Industrivarden AB, Class A	6,037	192,677
Investment AB Latour, Class B	6,446	263,013
Investor AB, Class A	22,017	581,357
Investor AB, Class B	81,191	2,046,352
Kinnevik AB, Class B(x)*	10,418	372,104
L E Lundbergforetagen AB, Class B	3,641	204,691
Lifco AB, Class B	10,292	308,320
Lundin Energy AB	9,056	325,211
Nibe Industrier AB, Class B	62,048	939,008
Sagax AB, Class B	7,110	239,985
Sandvik AB	50,398	1,408,837
Securitas AB, Class B	14,632	201,841
Sinch AB(m)*	20,680	263,415
Skandinaviska Enskilda Banken AB, Class A	72,961	1,016,151
Skanska AB, Class B	15,210	394,213
SKF AB, Class B	16,407	389,467
Svenska Cellulosa AB SCA, Class B	27,980	497,752
Svenska Handelsbanken AB, Class A	62,886	681,041
Swedbank AB, Class A	39,144	788,841
Swedish Match AB	207,206	1,651,466
Tele2 AB, Class B	23,598	337,144
Telefonaktiebolaget LM Ericsson, Class B	128,741	1,421,733
Telia Co. AB	110,609	433,380
Volvo AB, Class A	9,100	214,101
Volvo AB, Class B	63,820	1,480,696

		31,292,617

Switzerland (7.4%)
ABB Ltd. (Registered)	72,516	2,777,446
Adecco Group AG (Registered)	19,618	1,003,291
Alcon, Inc.	27,620	2,447,365
Bachem Holding AG (Registered), Class B	274	215,303
Baloise Holding AG (Registered)	2,173	355,569
Barry Callebaut AG (Registered)	164	398,841
Chocoladefabriken Lindt & Spruengli AG	46	637,599
Chocoladefabriken Lindt & Spruengli AG (Registered)	5	670,546
Cie Financiere Richemont SA (Registered)	23,046	3,463,729
Clariant AG (Registered)*	9,525	198,612
Credit Suisse Group AG (Registered)	109,270	1,063,919
EMS-Chemie Holding AG (Registered)	319	357,440
Geberit AG (Registered)	1,584	1,295,431
Givaudan SA (Registered)	411	2,161,449
Holcim Ltd.*	22,954	1,171,631
Julius Baer Group Ltd.	39,693	2,665,077
Kuehne + Nagel International AG (Registered)	2,434	786,402
Logitech International SA (Registered)	7,444	628,067
Lonza Group AG (Registered)	7,392	6,178,388
Nestle SA (Registered)	184,938	25,865,341
Novartis AG (Registered)	141,169	12,437,497
Novartis AG (ADR)	25,149	2,199,783
Partners Group Holding AG	1,008	1,673,178

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Roche Holding AG	54,878	$22,831,705
Roche Holding AG CHF 1	1,386	621,814
Schindler Holding AG	1,795	483,618
Schindler Holding AG (Registered)	943	252,929
SGS SA (Registered)	270	902,864
Sika AG (Registered)	10,590	4,418,698
Sonova Holding AG (Registered)	2,411	946,725
Straumann Holding AG (Registered)	468	994,859
Swatch Group AG (The)	1,323	405,089
Swatch Group AG (The) (Registered)	2,170	127,290
Swiss Life Holding AG (Registered)	1,367	838,623
Swiss Prime Site AG (Registered)	3,240	318,773
Swisscom AG (Registered)	1,176	664,146
Temenos AG (Registered)	2,981	412,374
UBS Group AG (Registered)	155,285	2,798,266
VAT Group AG(m)	1,192	594,430
Vifor Pharma AG	2,057	366,273
Zurich Insurance Group AG	6,630	2,913,358

		111,543,738

Taiwan (1.3%)
ASE Technology Holding Co. Ltd.	634,000	2,440,489
Delta Electronics, Inc.	210,000	2,087,324
Hon Hai Precision Industry Co. Ltd.	531,040	1,996,174
Sea Ltd. (ADR)*	6,083	1,360,828
Taiwan Semiconductor Manufacturing Co. Ltd.	222,000	4,934,760
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	58,988	7,096,846

		19,916,421

United Arab Emirates (0.1%)
Network International Holdings plc(m)*	254,391	1,006,135

United Kingdom (10.0%)
3i Group plc	42,848	840,375
abrdn plc	94,887	309,398
Admiral Group plc	8,285	354,031
Ashtead Group plc	19,608	1,577,031
Associated British Foods plc	15,319	416,359
AstraZeneca plc	120,564	14,161,576
Auto Trader Group plc(m)	43,331	434,015
AVEVA Group plc	48,361	2,228,225
Aviva plc	174,770	970,842
BAE Systems plc	461,316	3,433,030
Barclays plc	3,367,611	8,523,890
Barratt Developments plc	43,267	438,059
Berkeley Group Holdings plc	5,041	325,810
BP plc	887,608	3,970,699
British American Tobacco plc	96,196	3,559,184
British Land Co. plc (The) (REIT)	38,737	278,416
BT Group plc	389,738	894,427
Bunzl plc	15,228	594,652
Burberry Group plc	64,430	1,585,028
CK Hutchison Holdings Ltd.	121,705	785,088
CNH Industrial NV	46,357	900,911
Coca-Cola Europacific Partners plc	8,898	497,665
Compass Group plc*	194,813	4,353,508
Croda International plc	6,034	826,533
DCC plc	4,172	341,644
Diageo plc	277,510	15,160,171
Entain plc*	189,389	4,314,328
Experian plc	94,887	4,664,734
GlaxoSmithKline plc	222,706	4,842,995
Halma plc	16,965	734,815
Hargreaves Lansdown plc	14,941	274,027
HSBC Holdings plc	902,124	5,478,330
Imperial Brands plc	41,814	914,896
Informa plc*	313,808	2,194,283
InterContinental Hotels Group plc*	7,990	517,059
Intertek Group plc	7,279	554,695
J Sainsbury plc	71,830	268,148
JD Sports Fashion plc	99,550	293,477
Johnson Matthey plc	8,821	244,286
Just Eat Takeaway.com NV(m)*	15,633	862,677
Kingfisher plc	94,601	433,184
Land Securities Group plc (REIT)	30,933	325,074
Legal & General Group plc	270,088	1,087,593
Linde plc	18,459	6,430,765
Lloyds Banking Group plc	3,160,890	2,045,086
London Stock Exchange Group plc	38,172	3,580,572
M&G plc	119,696	323,219
Melrose Industries plc	201,061	435,162
National Grid plc	157,596	2,260,702
NatWest Group plc	514,237	1,570,975
Next plc	5,812	641,147
Ocado Group plc*	34,154	775,725
Pearson plc	33,160	275,227
Persimmon plc	14,084	544,451
Phoenix Group Holdings plc	26,082	230,601
Prudential plc	116,492	2,009,603
Reckitt Benckiser Group plc	73,730	6,329,141
RELX plc (London Stock Exchange)	31,211	1,014,741
RELX plc (Turquoise Stock Exchange)	141,287	4,587,592
Rentokil Initial plc	83,996	663,966
Rolls-Royce Holdings plc*	1,236,815	2,057,123
Sage Group plc (The)	45,392	523,840
Schroders plc	5,534	266,663
Segro plc (REIT)	53,022	1,030,946
Severn Trent plc	10,679	425,976
Smith & Nephew plc	39,087	684,342
Smiths Group plc	17,344	370,803
Spirax-Sarco Engineering plc	3,259	708,001
SSE plc	45,999	1,026,700
SSP Group plc*	473,000	1,537,190
St James’s Place plc	23,513	535,791
Standard Chartered plc	116,355	706,196
Taylor Wimpey plc	165,986	394,296
Tesco plc	346,966	1,361,474
Unilever plc (Cboe Europe)	70,204	3,760,977
Unilever plc (London Stock Exchange)	44,368	2,369,443

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
United Utilities Group plc	31,732	$467,735
Vodafone Group plc	1,195,879	1,817,132
Whitbread plc*	9,006	365,093
WPP plc	51,932	786,925

		150,680,489

United States (2.1%)
Alphabet, Inc., Class C*	456	1,319,477
Carnival Corp.*	137,730	2,771,128
Core Laboratories NV	58,185	1,298,107
CyberArk Software Ltd.*	1,794	310,864
Everest Re Group Ltd.	7,397	2,026,186
Ferguson plc	9,835	1,744,559
Fiverr International Ltd.*	1,291	146,787
Ingersoll Rand, Inc.	23,837	1,474,795
Inmode Ltd.*	2,192	154,712
James Hardie Industries plc (CHDI)	19,828	797,750
Meta Platforms, Inc., Class A*	3,511	1,180,925
QIAGEN NV*	47,622	2,656,123
Schlumberger NV	37,400	1,120,130
Schneider Electric SE	49,328	9,685,341
Stellantis NV (Euronext Paris)	47,974	910,926
Stellantis NV (Italian Stock Exchange)	143,778	2,731,352
Swiss Re AG	13,155	1,303,084
Tenaris SA	22,523	236,167

		31,868,413

Total Common Stocks (80.7%) (Cost $752,112,360)		1,221,219,794

EXCHANGE TRADED FUNDS (ETF):
Equity (8.9%)
iShares China Large-Cap ETF(x)	153,510	5,615,396
iShares Core MSCI EAFE ETF	366,400	27,348,096
iShares Latin America 40 ETF(x)	65,847	1,544,771
iShares MSCI Australia ETF(x)	90,815	2,254,936
iShares MSCI Austria ETF‡	61,837	1,573,752
iShares MSCI Belgium ETF(x)	65,697	1,403,288
iShares MSCI France ETF(x)	93,867	3,649,549
iShares MSCI Germany ETF(x)	286,410	9,388,520
iShares MSCI Indonesia ETF(x)	20,900	480,073
iShares MSCI Ireland ETF(x)	19,400	1,105,299
iShares MSCI Israel ETF	20,200	1,573,580
iShares MSCI Italy ETF(x)	237,224	7,783,319
iShares MSCI Mexico ETF(x)	5,248	265,549
iShares MSCI New Zealand ETF(x)	14,100	830,208
iShares MSCI Norway ETF‡	34,400	1,002,072
iShares MSCI Poland ETF(x)	8,800	185,328
iShares MSCI Singapore ETF(x)	39,363	841,974
iShares MSCI Spain ETF(x)	142,321	3,738,773
JPMorgan BetaBuilders Japan ETF(x)	102,250	5,631,930
SPDR Portfolio Developed World ex-US ETF(x)	346,600	12,643,968
SPDR S&P Emerging Asia Pacific ETF	6,179	750,872
Vanguard FTSE Developed Markets ETF(x)	190,900	9,747,354
Vanguard FTSE Emerging Markets ETF(x)	136,400	6,746,344
Vanguard FTSE Europe ETF(x)	346,300	23,631,512
Vanguard FTSE Pacific ETF	63,600	4,961,436

Total Exchange Traded Funds (8.9%) (Cost $104,733,502)		134,697,899

SHORT-TERM INVESTMENTS:
Investment Company (1.3%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	20,000,000	20,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.9%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $900,011, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $918,161. (xx)	$900,000	900,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $2,654,891, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $2,707,984. (xx)	2,654,886	2,654,886
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $20,000,778, collateralized by various Common Stocks; total market value $22,226,432. (xx)	20,000,000	20,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $15,400,809, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $17,112,633. (xx)	15,400,000	15,400,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Societe Generale SA, 0.05%, dated 12/31/21, due 1/3/22, repurchase price $4,000,017, collateralized by various U.S. Government Treasury Securities, ranging from 0.500%-2.125%, maturing 12/31/22-6/30/27; total market value $4,080,200. (xx)	$4,000,000	$4,000,000

Total Repurchase Agreements		42,954,886

Total Short-Term Investments (4.2%) (Cost $62,954,886)		62,954,886

Total Investments in Securities (93.8%) (Cost $919,800,748)		1,418,872,579
Other Assets Less Liabilities (6.2%)		94,033,356

Net Assets (100%)		$1,512,905,935

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $22,294,717 or 1.5% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $73,790,484. This was collateralized by $13,640,108 of various U.S. Government Treasury Securities, ranging from 0.000% – 6.875%, maturing 1/6/22 – 8/15/51 and by cash of $62,954,886 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHDI	— Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Denmark Krone
EUR	— European Currency Unit
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
KRW	— Korean (South) Won
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Insurance
AXA SA**	85,017	2,188,245	—	(173,461)	36,954	482,757	2,534,495	130,514	—
EXCHANGE TRADED FUNDS (ETF):
Equity
iShares MSCI Austria ETF	61,837	3,030,758	—	(2,120,892)	605,400	58,486	1,573,752	39,419	—
iShares MSCI Norway ETF	34,400	1,362,387	—	(575,071)	62,360	152,396	1,002,072	26,188	—

Total		6,581,390	—	(2,869,424)	704,714	693,639	5,110,319	196,121	—

**	Not affiliated at December 31, 2021.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,240	3/2022	EUR	60,528,353	1,706,512
FTSE 100 Index	379	3/2022	GBP	37,571,787	407,134
SPI 200 Index	112	3/2022	AUD	14,966,868	161,700
TOPIX Index	210	3/2022	JPY	36,366,165	508,297

					2,783,643

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	19,095,075	USD	13,596,610	Standard Chartered Bank	3/18/2022	298,616
GBP	21,646,171	USD	28,662,561	Standard Chartered Bank	3/18/2022	627,161
USD	885,987	JPY	100,739,534	Toronto Dominion Bank	3/18/2022	9,679

Total unrealized appreciation						935,456

USD	2,753	CAD	3,483	Credit Suisse	1/5/2022	(1)
JPY	1,376,582,748	USD	12,125,448	Standard Chartered Bank	3/18/2022	(150,895)
USD	39,702,075	EUR	35,207,362	Standard Chartered Bank	3/18/2022	(441,762)

Total unrealized depreciation						(592,658)

Net unrealized appreciation						342,798

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 921,793, BRL 113,707, CAD (1,593), CHF 2,020, DKK 2,019, EUR 100,007,283, GBP 7,693,453, HKD 36,572, ILS 2,012, JPY 25,814,014, KRW 1, NOK 2,583, NZD 2,028, SEK 2,028 and SGD 2,027.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)	Total
Assets:
Common Stocks
Australia	$2,489,499	$62,672,581	$—	$65,162,080
Austria	—	5,342,621	—	5,342,621
Belgium	—	6,033,529	—	6,033,529
Brazil	4,437,939	2,770,986	—	7,208,925
Canada	16,270,886	—	—	16,270,886
Chile	1,875,492	325,712	—	2,201,204
China	2,878,096	24,223,985	—	27,102,081
Colombia	3,377,284	—	—	3,377,284
Denmark	—	24,953,229	—	24,953,229

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)		Total
Finland	$—	$14,171,802	$—		$14,171,802
France	—	146,694,847	—		146,694,847
Germany	—	110,928,508	—		110,928,508
Hong Kong	881,957	21,999,495	—		22,881,452
India	5,109,434	6,733,664	—		11,843,098
Ireland	5,647,999	8,897,741	—		14,545,740
Israel	4,361,000	3,347,769	—		7,708,769
Italy	—	22,059,069	—		22,059,069
Japan	—	217,960,412	203,923		218,164,335
Jordan	—	218,747	—		218,747
Luxembourg	—	5,171,513	—		5,171,513
Macau	—	732,552	—		732,552
Malta	—	—	—	(b)	— (b)
Mexico	5,316,140	—	—		5,316,140
Netherlands	—	61,030,164	—		61,030,164
New Zealand	—	2,188,861	—		2,188,861
Norway	3,924,276	12,069,048	—		15,993,324
Peru	909,055	—	—		909,055
Poland	—	109,666	—		109,666
Portugal	—	1,119,293	—		1,119,293
Russia	—	2,321,502	—		2,321,502
Saudi Arabia	—	796,185	—		796,185
Singapore	—	17,144,900	124,072		17,268,972
South Africa	—	4,850,638	—		4,850,638
South Korea	—	5,918,423	—		5,918,423
Spain	—	24,317,487	—		24,317,487
Sweden	—	31,292,617	—		31,292,617
Switzerland	2,199,783	109,343,955	—		111,543,738
Taiwan	8,457,674	11,458,747	—		19,916,421
United Arab Emirates	—	1,006,135	—		1,006,135
United Kingdom	497,665	150,182,824	—		150,680,489
United States	11,803,111	20,065,302	—		31,868,413
Exchange Traded Funds	134,697,899	—	—		134,697,899
Forward Currency Contracts	—	935,456	—		935,456
Futures	2,783,643	—	—		2,783,643
Short-Term Investments
Investment Company	20,000,000	—	—		20,000,000
Repurchase Agreements	—	42,954,886	—		42,954,886

Total Assets	$237,918,832	$1,184,344,851	$327,995		$1,422,591,678

Liabilities:
Forward Currency Contracts	$—	$(592,658)	$—		$(592,658)

Total Liabilities	$—	$(592,658)	$—		$(592,658)

Total	$237,918,832	$1,183,752,193	$327,995		$1,421,999,020

(a)	Securities with a market value of $327,995 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.

(b)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$935,456
Equity contracts	Receivables, Net assets – Unrealized appreciation	2,783,643 *

Total		$3,719,099

	Liability Derivatives
Foreign exchange contracts	Payables	$(592,658)

Total		$(592,658)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$940,617	$940,617
Equity contracts	23,750,283	—	23,750,283

Total	$23,750,283	$940,617	$24,690,900

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(453,003)	$(453,003)
Equity contracts	1,652,459	—	1,652,459

Total	$1,652,459	$(453,003)	$1,199,456

^ This Portfolio held forward foreign currency contracts for hedging and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $98,745,000 and futures contracts with an average notional balance of approximately $143,743,000 respectively, during the year ended December 31, 2021.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Standard Chartered Bank	$925,777	$(592,657)	$—	$333,120
Toronto-Dominion Bank	9,679	—	—	9,679

Total	$935,456	$(592,657)	$—	$342,799

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$1	$—	$—	$1
Standard Chartered Bank	592,657	(592,657)	—	—

Total	$592,658	$(592,657)	$—	$1

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$166,002,854
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$299,344,284

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$544,410,730
Aggregate gross unrealized depreciation	(82,800,396)

Net unrealized appreciation	$461,610,334

Federal income tax cost of investments in securities and derivative instruments, if applicable	$960,388,686

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $1,718,400)	$2,575,824
Unaffiliated Issuers (Cost $875,127,462)	1,373,341,869
Repurchase Agreements (Cost $42,954,886)	42,954,886
Cash	9,599,683
Foreign cash (Cost $134,768,468)	134,599,947
Cash held as collateral at broker for futures	10,007,870
Dividends, interest and other receivables	4,328,980
Unrealized appreciation on forward foreign currency contracts	935,456
Receivable for securities sold	197,106
Receivable for Portfolio shares sold	133,370
Securities lending income receivable	65,452
Other assets	79,947

Total assets	1,578,820,390

LIABILITIES
Payable for return of collateral on securities loaned	62,954,886
Investment management fees payable	740,177
Unrealized depreciation on forward foreign currency contracts	592,658
Due to broker for futures variation margin	355,493
Payable for Portfolio shares redeemed	310,657
Distribution fees payable – Class IB	225,896
Payable for securities purchased	193,291
Administrative fees payable	148,403
Accrued India taxes	132,619
Distribution fees payable – Class IA	4,654
Trustees’ fees payable	2,187
Accrued expenses	253,534

Total liabilities	65,914,455

NET ASSETS	$1,512,905,935

Net assets were comprised of:
Paid in capital	$1,113,636,228
Total distributable earnings (loss)	399,269,707

Net assets	$1,512,905,935

Class IA
Net asset value, offering and redemption price per share, $22,390,961 / 1,945,794 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.51

Class IB
Net asset value, offering and redemption price per share, $1,085,521,305 / 94,195,019 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.52

Class K
Net asset value, offering and redemption price per share, $404,993,669 / 35,058,158 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.55

(x)	Includes value of securities on loan of $73,790,484.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($196,121 of dividend income received from affiliates) (net of $2,978,522 foreign withholding tax)	$32,645,765
Income from non-cash dividends	2,780,302
Securities lending (net)	1,049,137

Total income	36,475,204

EXPENSES
Investment management fees	9,072,205
Distribution fees – Class IB	2,774,943
Administrative fees	1,830,683
Interest expense	931,213
Custodian fees	434,600
Professional fees	163,543
Printing and mailing expenses	71,930
Distribution fees – Class IA	55,423
Trustees’ fees	46,675
Miscellaneous	94,574

Total expenses	15,475,789

NET INVESTMENT INCOME (LOSS)	20,999,415

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($704,714 realized gain (loss) from affiliates) (net of India tax of $14,795 on realized gain on investments)	83,509,025
Futures contracts	23,750,283
Forward foreign currency contracts	940,617
Foreign currency transactions	56,220

Net realized gain (loss)	108,256,145

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $129,820 on unrealized appreciation on investments) ($693,639 of change in unrealized appreciation (depreciation) from affiliates)	28,516,081
Futures contracts	1,652,459
Forward foreign currency contracts	(453,003)
Foreign currency translations	(9,888,605)

Net change in unrealized appreciation (depreciation)	19,826,932

NET REALIZED AND UNREALIZED GAIN (LOSS)	128,083,077

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$149,082,492

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,999,415	$14,666,439
Net realized gain (loss)	108,256,145	22,106,737
Net change in unrealized appreciation (depreciation)	19,826,932	77,915,777

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	149,082,492	114,688,953

Distributions to shareholders:
Class IA	(2,361,213)	(660,399)
Class IB	(114,740,921)	(34,061,262)
Class K	(43,608,651)	(13,842,032)

Total distributions to shareholders	(160,710,785)	(48,563,693)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 75,955 and 97,174 shares, respectively ]	946,317	977,724
Capital shares issued in reinvestment of dividends [ 206,622 and 58,984 shares, respectively ]	2,361,213	660,399
Capital shares repurchased [ (138,337) and (198,489) shares, respectively ]	(1,706,590)	(2,007,021)

Total Class IA transactions	1,600,940	(368,898)

Class IB
Capital shares sold [ 1,432,888 and 2,097,928 shares, respectively ]	17,740,106	21,020,066
Capital shares issued in reinvestment of dividends [ 10,025,032 and 3,038,475 shares, respectively ]	114,740,921	34,061,262
Capital shares repurchased [ (10,088,176) and (10,005,843) shares, respectively ]	(125,708,922)	(102,964,600)

Total Class IB transactions	6,772,105	(47,883,272)

Class K
Capital shares sold [ 215,170 and 3,244,597 shares, respectively ]	2,689,304	29,373,198
Capital shares issued in reinvestment of dividends [ 3,801,482 and 1,231,254 shares, respectively ]	43,608,651	13,842,032
Capital shares repurchased [ (4,035,924) and (8,173,304) shares, respectively ]	(50,094,120)	(85,514,240)

Total Class K transactions	(3,796,165)	(42,299,010)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,576,880	(90,551,180)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,051,413)	(24,425,920)
NET ASSETS:
Beginning of year	1,519,957,348	1,544,383,268

End of year	$1,512,905,935	$1,519,957,348

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021		2020	2019	2018	2017
Net asset value, beginning of year	$11.70		$11.15	$9.45	$11.32	$9.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	(aa)	0.10	0.20	0.18	0.16
Net realized and unrealized gain (loss)	0.98		0.83	1.92	(1.86)	2.23

Total from investment operations	1.14		0.93	2.12	(1.68)	2.39

Less distributions:
Dividends from net investment income	(0.29)		(0.15)	(0.22)	(0.19)	(0.18)
Distributions from net realized gains	(1.04)		(0.23)	(0.20)	—	—

Total dividends and distributions	(1.33)		(0.38)	(0.42)	(0.19)	(0.18)

Net asset value, end of year	$11.51		$11.70	$11.15	$9.45	$11.32

Total return	10.03%		8.46%	22.50%	(14.89)%	26.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,391		$21,073	$20,554	$17,831	$21,841
Ratio of expenses to average net assets: (f)	1.07	%**	1.04%**	1.01%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets: (f)	1.29	%(bb)	0.99%	1.87%	1.68%	1.50%
Portfolio turnover rate^	12%		16%	10%	10%	7%

	Year Ended December 31,
Class IB	2021		2020	2019	2018	2017
Net asset value, beginning of year	$11.71		$11.16	$9.46	$11.33	$9.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	(aa)	0.10	0.20	0.18	0.16
Net realized and unrealized gain (loss)	0.98		0.83	1.92	(1.86)	2.23

Total from investment operations	1.14		0.93	2.12	(1.68)	2.39

Less distributions:
Dividends from net investment income	(0.29)		(0.15)	(0.22)	(0.19)	(0.18)
Distributions from net realized gains	(1.04)		(0.23)	(0.20)	—	—

Total dividends and distributions	(1.33)		(0.38)	(0.42)	(0.19)	(0.18)

Net asset value, end of year	$11.52		$11.71	$11.16	$9.46	$11.33

Total return	10.02%		8.45%	22.47%	(14.88)%	26.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,085,521		$1,087,227	$1,090,386	$988,129	$1,273,795
Ratio of expenses to average net assets: (f)	1.07	%**	1.04%**	1.01%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets: (f)	1.29	%(bb)	1.00%	1.88%	1.68%	1.50%
Portfolio turnover rate^	12%		16%	10%	10%	7%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021		2020	2019	2018	2017
Net asset value, beginning of year	$11.74		$11.18	$9.48	$11.35	$9.13

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	(aa)	0.13	0.23	0.21	0.18
Net realized and unrealized gain (loss)	0.98		0.83	1.91	(1.86)	2.24

Total from investment operations	1.17		0.96	2.14	(1.65)	2.42

Less distributions:
Dividends from net investment income	(0.32)		(0.17)	(0.24)	(0.22)	(0.20)
Distributions from net realized gains	(1.04)		(0.23)	(0.20)	—	—

Total dividends and distributions	(1.36)		(0.40)	(0.44)	(0.22)	(0.20)

Net asset value, end of year	$11.55		$11.74	$11.18	$9.48	$11.35

Total return	10.25%		8.76%	22.71%	(14.61)%	26.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$404,994		$411,657	$433,444	$397,870	$470,129
Ratio of expenses to average net assets: (f)	0.82	%**	0.79%**	0.76%	0.78%	0.79%
Ratio of net investment income (loss) to average net assets: (f)	1.54	%(bb)	1.26%	2.12%	1.93%	1.75%
Portfolio turnover rate^	12%		16%	10%	10%	7%
**	Includes Interest Expense of 0.06% and 0.02% for periods ended December 31, 2021 and 2020, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.14, $0.14 and $0.17 for Class IA, Class IB and Class K, respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.18% lower.

See Notes to Financial Statements.

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	10.93%	8.02%	6.82%
Portfolio – Class IB Shares	10.91	8.03	6.81
Portfolio – Class K Shares	11.29	8.31	7.08
International Proxy Index	11.47	8.81	7.57
MSCI EAFE® Index	11.26	9.55	8.03

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.91% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI EAFE® Index, which returned 11.47% and 11.26%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance were Information Technology, Financials, Industrials, Materials and Consumer Discretionary.

•	The stocks that contributed most to performance were ASML Holdings, LVMH Moet Hennessy, Linde, BNP Paribas and Diageo.

What hurt performance during the year:

•	The only sector that detracted from performance was Utilities.

•	The stocks that detracted most from performance were SoftBank, Adidas, Koninklijke Philips, Enel and Prosus.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Industrials	$258,888,796	15.2%
Consumer Discretionary	258,830,035	15.2
Financials	251,211,511	14.8
Information Technology	186,096,155	11.0
Materials	181,798,234	10.7
Consumer Staples	168,354,049	9.9
Health Care	140,246,298	8.3
Energy	79,817,572	4.7
Communication Services	67,748,290	4.0
Utilities	45,881,526	2.7
Real Estate	34,005,229	2.0
Repurchase Agreements	10,192,971	0.6
Closed End Funds	5,125,578	0.3
Investment Company	1,000,000	0.1
Cash and Other	7,757,589	0.5

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,017.10	$3.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.26	3.98
Class IB
Actual	1,000.00	1,016.40	3.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.26	3.98
Class K
Actual	1,000.00	1,017.50	2.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.52	2.71

*    Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.78%, 0.78% and 0.53%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (11.4%)
Abacus Property Group (REIT)	41,554	$114,582
Adbri Ltd.	41,052	84,226
Afterpay Ltd.*	28,042	1,693,566
AGL Energy Ltd.	68,755	307,139
Allkem Ltd.(x)*	65,371	494,631
ALS Ltd.	53,760	511,599
Altium Ltd.	13,669	449,409
Alumina Ltd.	259,376	351,942
AMP Ltd.*	360,434	264,856
Ampol Ltd.	26,533	572,559
Ansell Ltd.	14,329	328,494
APA Group	130,986	958,707
Appen Ltd.	12,631	102,557
ARB Corp. Ltd.	8,524	325,648
Aristocrat Leisure Ltd.	74,251	2,353,709
ASX Ltd.	21,468	1,451,009
Atlas Arteria Ltd.	105,833	532,832
AUB Group Ltd.	8,211	153,888
Aurizon Holdings Ltd.	203,132	515,782
AusNet Services Ltd.	211,329	395,144
Australia & New Zealand Banking Group Ltd.	315,681	6,318,324
Bank of Queensland Ltd.(x)	71,430	420,428
Bapcor Ltd.	37,453	191,015
Beach Energy Ltd.(x)	176,231	161,553
Bega Cheese Ltd.	33,398	137,774
Bendigo & Adelaide Bank Ltd.	61,025	404,029
BHP Group Ltd.(x)	326,657	9,862,861
BHP Group plc	329,658	9,814,358
Blackmores Ltd.	1,743	115,754
BlueScope Steel Ltd.	55,930	850,460
Boral Ltd.*	36,520	162,078
Brambles Ltd.	159,874	1,236,443
Breville Group Ltd.	10,833	249,845
Brickworks Ltd.	9,483	166,688
BWP Trust (REIT)	53,168	160,532
carsales.com Ltd.	31,392	573,037
Centuria Capital Group (REIT)	69,760	177,639
Centuria Industrial REIT (REIT)	59,514	181,425
Chalice Mining Ltd.*	34,664	242,110
Challenger Ltd.	63,311	300,784
Champion Iron Ltd.*	41,355	163,678
Charter Hall Group (REIT)	51,809	775,735
Charter Hall Long Wale REIT (REIT)	62,629	230,107
Charter Hall Retail REIT (REIT)	56,825	176,121
CIMIC Group Ltd.	7,215	88,713
Cleanaway Waste Management Ltd.	227,281	517,571
Clinuvel Pharmaceuticals Ltd.	4,866	96,330
Cochlear Ltd.	7,291	1,146,423
Codan Ltd.	13,147	89,242
Coles Group Ltd.	147,916	1,930,636
Collins Foods Ltd.	12,106	117,759
Commonwealth Bank of Australia	189,217	13,904,148
Computershare Ltd.	63,669	926,448
Corporate Travel Management Ltd.*	13,235	211,937
Costa Group Holdings Ltd.	51,247	112,973
Credit Corp. Group Ltd.(x)	7,657	186,512
Cromwell Property Group (REIT)	155,981	98,731
Crown Resorts Ltd.*	39,606	344,632
CSL Ltd.	53,448	11,304,965
CSR Ltd.	53,458	228,693
Deterra Royalties Ltd.	46,658	145,968
Dexus (REIT)	119,349	965,576
Domain Holdings Australia Ltd.	26,435	108,665
Domino’s Pizza Enterprises Ltd.	7,020	602,827
Downer EDI Ltd.	76,810	333,063
Eagers Automotive Ltd.(x)	18,997	185,758
Elders Ltd.	17,268	154,026
EML Payments Ltd.(x)*	39,954	93,891
Endeavour Group Ltd.	141,306	692,920
EVENT Hospitality and Entertainment Ltd.*	12,600	135,490
Evolution Mining Ltd.	200,027	590,850
Flight Centre Travel Group Ltd.*	17,240	221,007
Fortescue Metals Group Ltd.	187,780	2,624,457
Glencore plc*	2,100,898	10,662,343
Gold Road Resources Ltd.	97,210	111,038
Goodman Group (REIT)	186,419	3,594,172
GPT Group (The) (REIT)	212,705	838,764
GrainCorp Ltd., Class A	25,256	151,778
Growthpoint Properties Australia Ltd. (REIT)	32,368	102,675
GUD Holdings Ltd.	13,385	110,724
Harvey Norman Holdings Ltd.	71,502	256,985
Healius Ltd.	57,763	221,894
HUB24 Ltd.(x)	7,791	160,414
IDP Education Ltd.	23,239	585,846
IGO Ltd.	75,157	627,185
Iluka Resources Ltd.	46,615	342,539
Imugene Ltd.*	610,400	177,639
Incitec Pivot Ltd.	214,336	505,246
Ingenia Communities Group (REIT)	40,246	182,128
Inghams Group Ltd.(x)	41,017	104,447
Insignia Financial Ltd.	71,656	188,723
Insurance Australia Group Ltd.	273,355	847,226
InvoCare Ltd.(x)	14,944	127,861
IPH Ltd.	23,970	153,118
IRESS Ltd.	21,374	194,383
JB Hi-Fi Ltd.(x)	12,822	450,760
Kelsian Group Ltd.	16,630	89,292
Lendlease Corp. Ltd.	76,606	595,804
Lifestyle Communities Ltd.	10,800	163,280
Link Administration Holdings Ltd.	59,175	239,804
Liontown Resources Ltd.*	166,400	200,967
Lynas Rare Earths Ltd.*	99,439	735,767
Macquarie Group Ltd.	39,538	5,908,510
Magellan Financial Group Ltd.	16,026	247,652
Medibank Pvt Ltd.	303,920	740,742
Megaport Ltd.(x)*	16,267	219,659
Mesoblast Ltd.(x)*	63,712	65,359
Metcash Ltd.	106,553	348,852
Mineral Resources Ltd.	18,497	753,620
Mirvac Group (REIT)	435,097	921,175
Nanosonics Ltd.(x)*	29,276	134,401
National Australia Bank Ltd.	365,849	7,676,442
National Storage REIT (REIT)	118,232	228,812
Netwealth Group Ltd.(x)	10,493	135,049

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Newcrest Mining Ltd.	90,627	$1,614,105
NEXTDC Ltd.*	50,980	474,387
nib holdings Ltd.	50,515	257,633
Nine Entertainment Co. Holdings Ltd.	159,970	338,684
Northern Star Resources Ltd.	129,193	884,487
Novonix Ltd.*	36,800	246,052
Nufarm Ltd.	35,217	124,267
Orica Ltd.	45,449	452,679
Origin Energy Ltd.	195,181	744,101
Orora Ltd.	96,674	246,173
OZ Minerals Ltd.	37,050	760,691
Paladin Energy Ltd.*	275,900	176,643
Pendal Group Ltd.	39,275	159,160
Perpetual Ltd.	6,435	168,404
Perseus Mining Ltd.*	135,403	159,590
Pilbara Minerals Ltd.*	278,634	648,705
Pinnacle Investment Management Group Ltd.	17,009	193,172
Platinum Asset Management Ltd.	33,019	64,862
PointsBet Holdings Ltd.(x)*	26,212	134,447
PolyNovo Ltd.(x)*	72,988	80,981
Premier Investments Ltd.	11,271	248,631
Pro Medicus Ltd.(x)	5,420	246,221
Qantas Airways Ltd.*	209,359	763,119
QBE Insurance Group Ltd.	163,577	1,350,769
Qube Holdings Ltd.	210,444	485,354
Ramelius Resources Ltd.	89,840	102,620
Ramsay Health Care Ltd.	20,562	1,069,632
REA Group Ltd.	5,731	698,990
Reece Ltd.	31,794	625,251
Regis Resources Ltd.	83,231	118,082
Rio Tinto Ltd.	41,163	2,998,108
Rio Tinto plc	172,289	11,408,231
Sandfire Resources Ltd.	44,772	214,336
Santos Ltd.	335,946	1,542,274
Scentre Group (REIT)	575,544	1,323,209
SEEK Ltd.	39,258	936,268
Seven Group Holdings Ltd.(x)	17,291	271,729
Shopping Centres Australasia Property Group (REIT)	119,186	257,540
Silver Lake Resources Ltd.*	97,317	125,675
Sonic Healthcare Ltd.	53,011	1,798,433
South32 Ltd.	518,344	1,512,256
St Barbara Ltd.(x)	78,145	83,292
Star Entertainment Group Ltd. (The)*	94,554	253,157
Steadfast Group Ltd.	101,506	387,716
Stockland (REIT)	264,971	817,386
Suncorp Group Ltd.	142,264	1,145,791
Super Retail Group Ltd.(x)	17,694	160,401
Sydney Airport*	299,251	1,889,810
Tabcorp Holdings Ltd.	246,509	900,325
Technology One Ltd.	30,527	284,509
Telstra Corp. Ltd.	1,318,810	4,010,711
TPG Telecom Ltd.	41,038	175,859
Transurban Group	334,482	3,363,130
Treasury Wine Estates Ltd.	80,228	722,619
Tyro Payments Ltd.*	44,681	92,972
United Malt Group Ltd.	30,281	96,055
Uniti Group Ltd.(x)*	75,558	244,626
Vicinity Centres (REIT)	427,015	525,040
Virgin Australia International Holdings Pty. Ltd.(r)*	190,064	—
Viva Energy Group Ltd.(m)	79,160	135,343
Washington H Soul Pattinson & Co. Ltd.	27,228	586,566
Waypoint REIT (REIT)	81,277	167,347
Webjet Ltd.(x)*	41,854	157,431
Wesfarmers Ltd.	125,728	5,424,373
Westpac Banking Corp.	406,799	6,318,887
Whitehaven Coal Ltd.*	105,981	201,248
WiseTech Global Ltd.	18,060	769,715
Woodside Petroleum Ltd.	106,849	1,704,794
Woolworths Group Ltd.	134,142	3,709,586
Worley Ltd.	40,906	316,361
Zip Co. Ltd.(x)*	55,831	175,884

		194,145,228

Austria (0.1%)
Mondi plc	76,813	1,898,497

Belgium (0.6%)
Anheuser-Busch InBev SA/NV	162,473	9,835,148

Chile (0.1%)
Antofagasta plc	54,870	994,094

China (0.8%)
Prosus NV*	158,988	13,309,506

Finland (0.3%)
Kone OYJ, Class B	73,710	5,290,243

France (13.6%)
Air Liquide SA	86,460	15,092,010
Airbus SE*	106,239	13,590,291
AXA SA	375,543	11,195,546
BNP Paribas SA	210,415	14,557,908
Danone SA	118,763	7,381,205
EssilorLuxottica SA	55,002	11,724,927
Hermes International	6,438	11,258,363
Kering SA	13,322	10,721,621
L’Oreal SA	44,172	20,968,341
LVMH Moet Hennessy Louis Vuitton SE	48,085	39,799,450
Pernod Ricard SA	37,437	9,014,558
Safran SA	69,201	8,482,030
Sanofi	208,967	21,073,973
TotalEnergies SE	481,782	24,479,948
Unibail-Rodamco-Westfield (CHDI) (REIT)*	20,845	72,341
Vinci SA	109,179	11,548,740

		230,961,252

Germany (10.6%)
adidas AG	34,067	9,820,433
Allianz SE (Registered)	74,528	17,619,129
BASF SE	167,588	11,787,558
Bayer AG (Registered)	179,256	9,591,899
Bayerische Motoren Werke AG	58,468	5,890,409
Daimler AG (Registered)	153,178	11,787,233
Deutsche Boerse AG	34,668	5,805,966
Deutsche Post AG (Registered)	179,758	11,571,165
Deutsche Telekom AG (Registered)	632,707	11,741,492
Infineon Technologies AG	238,283	11,057,585

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	25,562	$7,581,159
SAP SE	199,298	28,339,907
Siemens AG (Registered)	137,072	23,826,702
Volkswagen AG (Preference)(q)	33,403	6,749,443
Vonovia SE	127,360	7,032,469

		180,202,549

Indonesia (0.0%)
Nickel Mines Ltd.(x)	191,508	199,244

Ireland (1.5%)
CRH plc (Irish Stock Exchange)	122,676	6,475,876
CRH plc (London Stock Exchange)	145,084	7,684,087
Flutter Entertainment plc (Dublin Stock Exchange)*	32,013	5,066,105
Flutter Entertainment plc (London Stock Exchange)*	26,286	4,184,139
Smurfit Kappa Group plc	41,100	2,256,946

		25,667,153

Italy (1.5%)
Enel SpA	1,417,442	11,370,537
Eni SpA	458,351	6,376,794
Intesa Sanpaolo SpA	3,328,376	8,616,996

		26,364,327

Japan (23.8%)
77 Bank Ltd. (The)	5,460	63,367
ABC-Mart, Inc.	3,700	158,576
Acom Co. Ltd.	43,220	124,366
Adastria Co. Ltd.	4,221	59,299
ADEKA Corp.	11,400	254,401
Advantest Corp.	12,558	1,189,970
Aeon Co. Ltd.	63,070	1,485,322
Aeon Delight Co. Ltd.	2,300	67,382
AEON Financial Service Co. Ltd.	15,900	171,675
Aeon Hokkaido Corp.	6,749	74,337
Aeon Mall Co. Ltd.	9,610	137,095
AGC, Inc.(x)	15,013	716,521
Ai Holdings Corp.	4,238	70,885
Aica Kogyo Co. Ltd.	6,000	173,433
Aichi Bank Ltd. (The)	1,720	69,754
Aichi Steel Corp.	2,010	43,527
Aiful Corp.	20,636	63,865
Ain Holdings, Inc.	2,920	145,454
Air Water, Inc.	14,881	229,754
Airtrip Corp.(x)	2,812	75,049
Aisan Industry Co. Ltd.	7,700	51,275
Aisin Corp.	13,560	519,861
Ajinomoto Co., Inc.	38,966	1,184,596
Alfresa Holdings Corp.	21,104	281,252
Alpen Co. Ltd.(x)	4,000	74,276
Alps Alpine Co. Ltd.	16,017	151,077
Amada Co. Ltd.	27,419	271,496
Amano Corp.	5,299	121,937
ANA Holdings, Inc.(x)*	43,172	902,435
Anritsu Corp.(x)	11,754	181,577
Aozora Bank Ltd.(x)	10,221	223,737
Arcland Service Holdings Co. Ltd.	1,322	26,019
Arcs Co. Ltd.	6,536	121,197
Ariake Japan Co. Ltd.	1,540	83,540
ARTERIA Networks Corp.	4,611	61,932
As One Corp.	2,954	197,995
Asahi Group Holdings Ltd.(x)	40,028	1,556,857
Asahi Holdings, Inc.	5,730	102,117
Asahi Intecc Co. Ltd.	18,475	396,868
Asahi Kasei Corp.	108,031	1,015,227
Asics Corp.	15,186	336,645
ASKUL Corp.	4,548	60,651
Astellas Pharma, Inc.	146,443	2,381,306
Autobacs Seven Co. Ltd.	5,122	62,472
Avex, Inc.	4,126	51,723
Awa Bank Ltd. (The)	2,224	41,994
Axial Retailing, Inc.	2,129	62,373
Azbil Corp.	10,224	465,737
Bandai Namco Holdings, Inc.	15,190	1,187,680
Bank of Kyoto Ltd. (The)	7,170	332,227
BayCurrent Consulting, Inc.	1,145	442,950
Belc Co. Ltd.	1,912	93,580
Bell System24 Holdings, Inc.	11,135	121,098
Belluna Co. Ltd.	5,056	31,163
Benefit One, Inc.	5,872	251,920
Benesse Holdings, Inc.	5,297	104,024
BeNext-Yumeshin Group Co.	8,625	126,942
Bic Camera, Inc.	10,045	84,094
BML, Inc.	2,892	89,880
Bridgestone Corp.(x)	48,652	2,093,182
Brother Industries Ltd.	20,322	390,611
Bunka Shutter Co. Ltd.	6,786	63,359
Calbee, Inc.	7,612	176,619
Canon Electronics, Inc.	2,833	39,061
Canon Marketing Japan, Inc.(x)	5,165	102,869
Canon, Inc.(x)	84,758	2,063,872
Capcom Co. Ltd.	16,114	379,351
Casio Computer Co. Ltd.	17,200	221,149
Central Glass Co. Ltd.	3,878	71,876
Central Japan Railway Co.	13,836	1,845,722
Change, Inc.(x)*	2,256	37,244
Chiba Bank Ltd. (The)	61,187	350,537
Chiyoda Co. Ltd.	15,392	103,969
Chofu Seisakusho Co. Ltd.	3,200	56,750
Chubu Electric Power Co., Inc.	50,913	536,439
Chudenko Corp.	4,078	75,370
Chugai Pharmaceutical Co. Ltd.	53,025	1,721,711
Chugoku Bank Ltd. (The)	13,443	105,296
Chugoku Electric Power Co., Inc. (The)	24,265	196,390
Citizen Watch Co. Ltd.	19,990	86,543
CKD Corp.	4,836	98,250
Cleanup Corp.	10,500	49,930
Coca-Cola Bottlers Japan Holdings, Inc.(x)	14,253	163,557
COLOPL, Inc.	5,212	29,769
Colowide Co. Ltd.(x)	5,764	81,627
Computer Engineering & Consulting Ltd.	2,317	21,875
COMSYS Holdings Corp.	10,500	233,769
Comture Corp.	3,705	116,274
Concordia Financial Group Ltd.	96,536	350,796
CONEXIO Corp.	7,492	96,133
Cosel Co. Ltd.	4,700	34,893

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Cosmo Energy Holdings Co. Ltd.	4,694	$91,734
Cosmos Pharmaceutical Corp.	1,446	212,821
Create Restaurants Holdings, Inc.(x)	11,134	69,884
Create SD Holdings Co. Ltd.	2,762	76,475
Credit Saison Co. Ltd.	13,432	141,174
Curves Holdings Co. Ltd.	12,219	84,342
CyberAgent, Inc.	39,456	656,514
Cybozu, Inc.	2,098	33,395
Dai Nippon Printing Co. Ltd.	21,778	547,716
Daibiru Corp.	7,288	140,273
Daicel Corp.	29,000	200,426
Daido Steel Co. Ltd.	2,591	93,927
Daifuku Co. Ltd.	9,084	742,325
Daihen Corp.	2,153	89,373
Daiho Corp.(x)	2,932	101,319
Dai-ichi Life Holdings, Inc.	83,563	1,689,348
Daiichi Sankyo Co. Ltd.	132,728	3,375,027
Daiichikosho Co. Ltd.	3,149	95,267
Daiki Aluminium Industry Co. Ltd.	6,333	87,923
Daikin Industries Ltd.	21,518	4,880,506
Daikokutenbussan Co. Ltd.(x)	1,840	82,378
Daio Paper Corp.	8,061	133,848
Daiseki Co. Ltd.	2,316	102,884
Daishi Hokuetsu Financial Group, Inc.	3,188	70,395
Daito Trust Construction Co. Ltd.	6,252	715,803
Daiwa House Industry Co. Ltd.	48,911	1,406,569
Daiwa Securities Group, Inc.	131,703	742,726
Daiwabo Holdings Co. Ltd.	8,725	139,564
DCM Holdings Co. Ltd.	10,117	93,668
DeNA Co. Ltd.	9,759	150,249
Denka Co. Ltd.	5,919	193,475
Denso Corp.	37,554	3,110,946
Dentsu Group, Inc.(x)	18,243	650,233
Descente Ltd.*	2,954	108,756
Dexerials Corp.	5,453	196,968
DIC Corp.(x)	8,900	224,067
Digital Arts, Inc.	1,151	84,451
Digital Garage, Inc.	3,387	144,131
Dip Corp.	2,786	94,820
Direct Marketing MiX, Inc.	5,296	76,657
Disco Corp.	2,470	754,764
DMG Mori Co. Ltd.(x)	11,229	192,991
Doutor Nichires Holdings Co. Ltd.(x)	5,044	70,247
Dowa Holdings Co. Ltd.	5,600	235,382
DTS Corp.	4,573	100,341
Duskin Co. Ltd.	4,370	106,714
DyDo Group Holdings, Inc.	2,123	87,482
Earth Corp.(x)	1,236	65,867
East Japan Railway Co.	29,290	1,800,993
Ebara Corp.	8,388	465,959
EDION Corp.	8,339	77,786
eGuarantee, Inc.	2,719	54,697
Eiken Chemical Co. Ltd.	5,967	100,116
Eisai Co. Ltd.	20,292	1,152,109
Eizo Corp.	2,633	92,360
Elan Corp.	9,238	89,144
Elecom Co. Ltd.	4,016	52,823
Electric Power Development Co. Ltd.	14,178	188,210
ENEOS Holdings, Inc.	250,349	936,496
en-Japan, Inc.	2,579	72,866
eRex Co. Ltd.	3,139	55,696
ES-Con Japan Ltd.(x)	14,514	98,796
euglena Co. Ltd.(x)*	9,207	56,828
Exedy Corp.	3,400	49,213
EXEO Group, Inc.	9,800	206,513
Ezaki Glico Co. Ltd.	4,571	145,439
Fancl Corp.	6,642	198,053
FANUC Corp.	14,823	3,141,656
Fast Retailing Co. Ltd.	2,169	1,231,482
FCC Co. Ltd.	7,838	102,004
Food & Life Cos. Ltd.	9,290	351,313
FP Corp.	4,036	137,539
Fudo Tetra Corp.	6,411	93,298
Fuji Corp.	5,877	131,917
Fuji Electric Co. Ltd.	9,979	544,798
Fuji Kyuko Co. Ltd.	2,194	77,819
Fuji Media Holdings, Inc.	20,394	196,441
Fuji Oil Holdings, Inc.	4,030	81,280
Fuji Seal International, Inc.	4,611	84,900
Fuji Soft, Inc.	1,853	89,404
FUJIFILM Holdings Corp.	29,685	2,200,246
Fujikura Ltd.*	21,309	104,665
Fujimi, Inc.	1,257	84,689
Fujimori Kogyo Co. Ltd.	2,520	90,039
Fujitec Co. Ltd.	6,579	144,128
Fujitsu General Ltd.	6,319	150,023
Fujitsu Ltd.	15,197	2,606,597
Fukui Computer Holdings, Inc.	1,895	56,835
Fukuoka Financial Group, Inc.	16,400	281,008
Fukushima Galilei Co. Ltd.	2,372	98,361
Fukuyama Transporting Co. Ltd.	2,128	72,611
FULLCAST Holdings Co. Ltd.(x)	4,492	96,143
Funai Soken Holdings, Inc.	3,831	87,124
Furukawa Electric Co. Ltd.	7,000	141,302
Fuso Chemical Co. Ltd.	1,214	51,239
Futaba Industrial Co. Ltd.	9,500	35,925
Future Corp.	8,216	125,208
Fuyo General Lease Co. Ltd.	2,579	178,689
G-7 Holdings, Inc.	5,406	79,330
giftee, Inc.*	4,332	73,700
Giken Ltd.	1,041	36,697
GLOBERIDE, Inc.	2,998	82,358
Glory Ltd.	4,557	86,719
GMO GlobalSign Holdings KK(x)	955	34,745
GMO internet, Inc.	7,656	180,701
GMO Payment Gateway, Inc.	3,387	422,528
Goldwin, Inc.	2,916	168,830
Gree, Inc.(x)	19,104	140,668
GS Yuasa Corp.	5,471	121,662
GungHo Online Entertainment, Inc.(x)	5,621	126,464
Gunma Bank Ltd. (The)	32,555	99,621
Gunze Ltd.	2,242	78,742
H.U. Group Holdings, Inc.	6,996	177,591
H2O Retailing Corp.(x)	9,500	66,896
Hachijuni Bank Ltd. (The)	43,000	146,909
Hakuhodo DY Holdings, Inc.	27,115	451,642
Hamamatsu Photonics KK	11,935	761,566

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Hankyu Hanshin Holdings, Inc.	21,021	$596,658
Hanwa Co. Ltd.	3,585	101,600
Haseko Corp.	16,475	204,237
Hazama Ando Corp.	13,966	105,021
Heiwa Corp.	4,550	74,917
Heiwa Real Estate Co. Ltd.	4,329	145,642
Heiwado Co. Ltd.	2,453	41,178
Hikari Tsushin, Inc.	1,831	281,900
Hino Motors Ltd.	22,963	189,246
Hioki EE Corp.(x)	1,430	109,149
Hirogin Holdings, Inc.	36,500	218,626
Hirose Electric Co. Ltd.	2,789	468,915
HIS Co. Ltd.(x)*	3,292	53,517
Hisamitsu Pharmaceutical Co., Inc.	5,579	192,789
Hitachi Construction Machinery Co. Ltd.	6,567	189,822
Hitachi Ltd.	81,205	4,398,045
Hitachi Metals Ltd.*	19,279	357,155
Hitachi Transport System Ltd.	3,481	163,413
Hitachi Zosen Corp.	13,019	90,317
Hogy Medical Co. Ltd.	3,574	101,289
Hokkaido Electric Power Co., Inc.	22,712	101,289
Hokuetsu Corp.	13,526	84,545
Hokuhoku Financial Group, Inc.	13,814	109,763
Hokuriku Electric Power Co.	21,850	111,121
Honda Motor Co. Ltd.	132,983	3,734,114
Horiba Ltd.(x)	3,816	224,256
Hoshizaki Corp.	4,864	365,762
House Foods Group, Inc.	8,400	211,844
Hoya Corp.	33,283	4,950,640
Hulic Co. Ltd.(x)	35,049	332,726
Hyakugo Bank Ltd. (The)	17,673	52,852
Hyakujushi Bank Ltd. (The)	2,900	37,942
Ibiden Co. Ltd.	8,897	529,040
Ichibanya Co. Ltd.	1,268	51,203
Ichigo, Inc.	8,879	21,613
Idec Corp.	4,275	103,577
Idemitsu Kosan Co. Ltd.	18,720	477,968
IDOM, Inc.	10,714	67,341
IHI Corp.	10,832	218,090
Iida Group Holdings Co. Ltd.	15,482	360,165
Inaba Denki Sangyo Co. Ltd.	6,062	142,393
Inabata & Co. Ltd.	6,373	92,911
Infocom Corp.	2,107	39,968
Infomart Corp.	19,428	158,086
Information Services International-Dentsu Ltd.	2,820	94,997
INFRONEER Holdings, Inc.	20,727	188,837
Inpex Corp.(x)	88,887	774,274
Insource Co. Ltd.	4,579	112,136
Internet Initiative Japan, Inc.	4,626	191,024
IR Japan Holdings Ltd.	856	51,123
Iriso Electronics Co. Ltd.	1,764	66,478
Iseki & Co. Ltd.	4,100	49,258
Isetan Mitsukoshi Holdings Ltd.	35,742	264,111
Isuzu Motors Ltd.	53,195	661,758
Ito En Ltd.	5,017	263,433
ITOCHU Corp.(x)	116,352	3,558,431
Itochu Enex Co. Ltd.	5,640	48,884
Itochu Techno-Solutions Corp.	7,982	256,745
Itoham Yonekyu Holdings, Inc.	12,689	72,584
Iwatani Corp.	3,794	191,300
Iyo Bank Ltd. (The)	24,000	120,177
Izumi Co. Ltd.	3,455	96,865
J Front Retailing Co. Ltd.	22,829	207,789
JAC Recruitment Co. Ltd.(x)	4,065	73,646
Jaccs Co. Ltd.	3,901	100,450
JAFCO Group Co. Ltd.	2,473	142,322
Japan Airlines Co. Ltd.*	37,002	706,393
Japan Airport Terminal Co. Ltd.*	6,373	265,934
Japan Aviation Electronics Industry Ltd.	6,944	120,190
Japan Cash Machine Co. Ltd.*	6,102	35,913
Japan Display, Inc.(x)*	231,888	72,572
Japan Elevator Service Holdings Co. Ltd.	4,050	75,627
Japan Exchange Group, Inc.	46,186	1,011,009
Japan Lifeline Co. Ltd.	7,771	74,042
Japan Material Co. Ltd.(x)	5,450	89,736
Japan Petroleum Exploration Co. Ltd.	2,682	58,429
Japan Post Bank Co. Ltd.	46,500	426,476
Japan Post Holdings Co. Ltd.*	211,536	1,649,183
Japan Post Insurance Co. Ltd.	19,609	315,367
Japan Pulp & Paper Co. Ltd.	2,543	91,082
Japan Securities Finance Co. Ltd.	6,741	56,258
Japan Steel Works Ltd. (The)	6,516	218,654
Japan Tobacco, Inc.(x)	91,792	1,853,316
Japan Wool Textile Co. Ltd. (The)	5,449	43,344
JCR Pharmaceuticals Co. Ltd.	5,088	98,372
JCU Corp.	1,541	73,279
Jeol Ltd.	3,266	260,928
JFE Holdings, Inc.	47,231	602,346
JGC Holdings Corp.	18,595	155,349
JINS Holdings, Inc.	771	46,985
Joyful Honda Co. Ltd.(x)	6,398	81,929
JSR Corp.	16,517	628,200
JTEKT Corp.	17,798	155,498
Juroku Financial Group, Inc.	3,200	60,311
Justsystems Corp.	2,992	139,937
JVCKenwood Corp.	19,300	29,530
Kadokawa Corp.	9,702	252,777
Kaga Electronics Co. Ltd.	3,589	102,026
Kagome Co. Ltd.(x)	8,701	226,318
Kajima Corp.	40,971	470,509
Kakaku.com, Inc.	13,130	350,422
Kaken Pharmaceutical Co. Ltd.	2,834	103,722
Kameda Seika Co. Ltd.	1,676	62,287
Kamigumi Co. Ltd.	8,622	163,251
Kanamoto Co. Ltd.	2,948	61,764
Kandenko Co. Ltd.	10,184	75,873
Kaneka Corp.	6,200	203,469
Kanematsu Corp.	8,108	90,293
Kanematsu Electronics Ltd.	935	32,270
Kansai Electric Power Co., Inc. (The)	65,172	608,491
Kansai Paint Co. Ltd.	18,311	397,961
Kao Corp.	37,362	1,954,985
Katakura Industries Co. Ltd.	7,200	154,290
Katitas Co. Ltd.	5,812	223,577
Kato Sangyo Co. Ltd.	2,563	74,642
Kawasaki Heavy Industries Ltd.	12,529	226,335
Kawasaki Kisen Kaisha Ltd.*	5,681	341,759

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
KDDI Corp.	121,276	$3,544,553
KeePer Technical Laboratory Co. Ltd.(x)	2,208	42,690
Keihan Holdings Co. Ltd.	8,105	186,437
Keikyu Corp.	24,606	245,996
Keio Corp.	8,634	380,548
Keisei Electric Railway Co. Ltd.	13,333	360,477
Kewpie Corp.	13,000	280,275
Key Coffee, Inc.	4,000	70,312
Keyence Corp.	15,455	9,711,270
KH Neochem Co. Ltd.	3,353	92,694
Kikkoman Corp.	12,176	1,023,576
Kinden Corp.	15,000	225,333
Kintetsu Department Store Co. Ltd.*	2,816	63,919
Kintetsu Group Holdings Co. Ltd.*	15,762	440,536
Kintetsu World Express, Inc.	3,932	102,205
Kirin Holdings Co. Ltd.(x)	60,601	973,051
Kissei Pharmaceutical Co. Ltd.	3,193	62,566
Ki-Star Real Estate Co. Ltd.	2,056	159,611
Kitano Construction Corp.	2,956	52,629
Kiyo Bank Ltd. (The)	3,600	44,159
Kobayashi Pharmaceutical Co. Ltd.(x)	4,615	362,685
Kobe Bussan Co. Ltd.	12,559	486,398
Kobe Steel Ltd.	33,016	165,611
Koei Tecmo Holdings Co. Ltd.	5,514	216,907
Kohnan Shoji Co. Ltd.	2,315	68,124
Koito Manufacturing Co. Ltd.	9,589	507,668
Kokuyo Co. Ltd.	7,982	118,935
Komatsu Ltd.	75,376	1,764,977
KOMEDA Holdings Co. Ltd.	5,284	94,168
Komeri Co. Ltd.	3,475	77,246
Komori Corp.	7,900	47,182
Konami Holdings Corp.	6,450	309,519
Konica Minolta, Inc.	43,791	199,483
Konoike Transport Co. Ltd.	6,036	64,647
Kose Corp.	3,360	381,188
Kotobuki Spirits Co. Ltd.	1,632	78,174
K’s Holdings Corp.	17,800	173,002
Kubota Corp.(x)	83,741	1,858,929
Kumagai Gumi Co. Ltd.	3,271	81,640
Kumiai Chemical Industry Co. Ltd.	9,350	64,295
Kura Sushi, Inc.	3,446	108,745
Kuraray Co. Ltd.(x)	28,183	244,761
Kureha Corp.	1,321	94,398
Kurita Water Industries Ltd.	9,006	427,478
Kusuri no Aoki Holdings Co. Ltd.	1,785	113,124
KYB Corp.	1,923	53,914
Kyocera Corp.	23,850	1,490,133
KYORIN Holdings, Inc.	6,041	96,946
Kyoritsu Maintenance Co. Ltd.(x)	2,670	93,658
Kyowa Kirin Co. Ltd.	18,509	504,440
Kyudenko Corp.	3,588	110,731
Kyushu Electric Power Co., Inc.	31,604	235,457
Kyushu Financial Group, Inc.	34,349	124,819
Kyushu Railway Co.	11,748	244,295
Lasertec Corp.	7,490	2,297,854
Lawson, Inc.	5,088	241,064
Life Corp.	3,042	90,046
Link And Motivation, Inc.(x)	10,606	50,711
Lintec Corp.	4,900	112,245
Lion Corp.	21,636	289,094
LITALICO, Inc.	3,942	138,448
Lixil Corp.	26,386	703,061
M&A Capital Partners Co. Ltd.*	1,564	71,653
M3, Inc.	27,829	1,401,490
Mabuchi Motor Co. Ltd.	4,526	149,516
Macnica Fuji Electronics Holdings, Inc.	4,581	109,597
Maeda Kosen Co. Ltd.	3,173	108,268
Makino Milling Machine Co. Ltd.	2,098	74,961
Makita Corp.	22,583	958,644
Mandom Corp.	8,317	102,381
Mani, Inc.	7,470	103,579
Marubeni Corp.	164,037	1,596,448
Maruha Nichiro Corp.	3,726	77,902
Marui Group Co. Ltd.	15,023	282,751
Maruichi Steel Tube Ltd.	7,800	172,708
Maruwa Co. Ltd.	889	125,973
Maruwa Unyu Kikan Co. Ltd.	4,260	53,921
Marvelous, Inc.	10,228	64,998
Matsuda Sangyo Co. Ltd.	4,000	84,847
Matsui Securities Co. Ltd.	14,747	101,407
MatsukiyoCocokara & Co.	11,433	423,408
Matsuya Co. Ltd.*	7,173	51,632
Max Co. Ltd.	6,000	100,148
Maxell Ltd.	5,700	67,788
Mazda Motor Corp.*	57,715	444,039
Mebuki Financial Group, Inc.	104,665	215,645
Media Do Co. Ltd.(x)	2,077	74,030
Medipal Holdings Corp.	17,687	331,353
MedPeer, Inc.*	1,059	33,005
Megachips Corp.	3,355	150,206
Megmilk Snow Brand Co. Ltd.	3,437	59,460
Meidensha Corp.	4,400	104,807
Meiji Holdings Co. Ltd.	10,929	651,769
Meiko Electronics Co. Ltd.	2,286	94,596
Meitec Corp.	1,939	114,118
Melco Holdings, Inc.	2,177	77,027
Menicon Co. Ltd.	4,964	146,723
METAWATER Co. Ltd.	3,652	64,227
Midac Holdings Co. Ltd.(x)	1,977	69,950
Milbon Co. Ltd.	2,308	114,367
Mimasu Semiconductor Industry Co. Ltd.	3,269	75,309
Minebea Mitsumi, Inc.	30,892	876,835
Mirait Holdings Corp.	7,953	131,156
Miroku Jyoho Service Co. Ltd.	2,998	35,993
MISUMI Group, Inc.	20,444	838,874
Mitani Sekisan Co. Ltd.	1,611	107,279
Mitsubishi Chemical Holdings Corp.	108,956	807,011
Mitsubishi Corp.	125,117	3,972,244
Mitsubishi Electric Corp.	168,893	2,141,445
Mitsubishi Estate Co. Ltd.	109,435	1,516,944
Mitsubishi Gas Chemical Co., Inc.	14,524	245,960
Mitsubishi HC Capital, Inc.	60,887	301,180
Mitsubishi Heavy Industries Ltd.	27,889	644,674
Mitsubishi Logisnext Co. Ltd.	10,284	94,767
Mitsubishi Logistics Corp.	4,975	124,775
Mitsubishi Materials Corp.	14,300	245,523

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Mitsubishi Motors Corp.*	75,000	$209,293
Mitsubishi Pencil Co. Ltd.	3,972	41,816
Mitsubishi Shokuhin Co. Ltd.	3,000	72,138
Mitsubishi UFJ Financial Group, Inc.	1,072,296	5,825,244
Mitsuboshi Belting Ltd.	4,120	77,221
Mitsui & Co. Ltd.	130,461	3,088,851
Mitsui Chemicals, Inc.	14,798	397,512
Mitsui Fudosan Co. Ltd.	75,922	1,503,854
Mitsui High-Tec, Inc.	2,493	244,250
Mitsui Mining & Smelting Co. Ltd.	5,900	160,797
Mitsui OSK Lines Ltd.	9,273	688,441
Mitsuuroko Group Holdings Co. Ltd.	7,084	74,886
Miura Co. Ltd.	8,004	275,544
Mixi, Inc.	3,456	60,539
Mizuho Financial Group, Inc.	213,838	2,719,682
Mizuho Leasing Co. Ltd.	1,996	55,353
Mizuno Corp.	4,444	86,693
Mochida Pharmaceutical Co. Ltd.	2,534	76,661
Modec, Inc.	4,782	57,244
Monex Group, Inc.	14,185	86,444
Money Forward, Inc.*	2,210	132,950
Monogatari Corp. (The)(x)	1,574	92,363
MonotaRO Co. Ltd.	23,996	432,441
Morinaga & Co. Ltd.	4,247	138,822
Morinaga Milk Industry Co. Ltd.	3,908	185,497
Morita Holdings Corp.	3,388	38,525
MOS Food Services, Inc.	3,648	97,677
MS&AD Insurance Group Holdings, Inc.	40,455	1,248,151
Murata Manufacturing Co. Ltd.	49,614	3,949,538
Musashi Seimitsu Industry Co. Ltd.	5,616	93,494
Nabtesco Corp.(x)	11,042	326,854
Nachi-Fujikoshi Corp.	2,183	78,188
Nagaileben Co. Ltd.	2,171	42,729
Nagase & Co. Ltd.	11,432	185,150
Nagawa Co. Ltd.(x)	1,145	113,475
Nagoya Railroad Co. Ltd.*	12,958	197,136
Nankai Electric Railway Co. Ltd.	9,800	185,299
NEC Corp.	21,462	990,726
NEC Networks & System Integration Corp.	5,600	87,873
NET One Systems Co. Ltd.	7,723	208,131
Nexon Co. Ltd.	40,874	790,261
Nextage Co. Ltd.	6,335	130,908
NGK Insulators Ltd.	22,442	379,268
NGK Spark Plug Co. Ltd.	12,240	213,133
NH Foods Ltd.	6,942	249,847
NHK Spring Co. Ltd.	25,000	212,553
Nichias Corp.	4,359	105,119
Nichicon Corp.	10,871	119,361
Nichiha Corp.	3,077	81,720
Nichirei Corp.	9,587	221,944
Nidec Corp.	43,938	5,164,233
Nifco, Inc.	5,877	184,439
Nihon Kohden Corp.	7,968	218,543
Nihon M&A Center Holdings, Inc.	26,473	649,225
Nihon Parkerizing Co. Ltd.	12,170	119,023
Nihon Unisys Ltd.	5,369	150,760
Nihon Yamamura Glass Co. Ltd.	5,562	37,667
Nikkon Holdings Co. Ltd.	9,000	169,469
Nikon Corp.	26,926	290,257
Nintendo Co. Ltd.	9,666	4,508,223
Nippn Corp.	4,887	70,354
Nippo Corp.	5,398	187,238
Nippon Ceramic Co. Ltd.(x)	1,836	44,946
Nippon Chemi-Con Corp.*	3,503	54,450
Nippon Densetsu Kogyo Co. Ltd.	4,340	62,706
Nippon Electric Glass Co. Ltd.(x)	6,101	156,410
Nippon Express Co. Ltd.(r)	6,057	358,849
Nippon Gas Co. Ltd.	8,442	111,919
Nippon Kanzai Co. Ltd.	4,458	111,963
Nippon Kayaku Co. Ltd.	10,745	110,598
Nippon Light Metal Holdings Co. Ltd.	5,252	78,714
Nippon Paint Holdings Co. Ltd.(x)	67,250	733,126
Nippon Paper Industries Co. Ltd.(x)	9,600	90,634
Nippon Sanso Holdings Corp.	15,957	348,604
Nippon Sharyo Ltd.	3,791	67,858
Nippon Shinyaku Co. Ltd.	4,816	335,357
Nippon Shokubai Co. Ltd.	2,462	113,865
Nippon Signal Co. Ltd.	8,900	70,795
Nippon Soda Co. Ltd.	3,389	97,519
Nippon Steel Corp.	77,064	1,258,495
Nippon Steel Trading Corp.	2,026	88,416
Nippon Suisan Kaisha Ltd.	20,317	95,907
Nippon Telegraph & Telephone Corp.	195,767	5,360,915
Nippon Television Holdings, Inc.	13,631	138,407
Nippon Yusen KK	13,426	1,022,444
Nipro Corp.	13,900	131,593
Nishimatsu Construction Co. Ltd.	3,295	104,410
Nishimatsuya Chain Co. Ltd.(x)	6,093	73,150
Nishi-Nippon Financial Holdings, Inc.	13,628	88,144
Nishi-Nippon Railroad Co. Ltd.	5,600	127,014
Nissan Chemical Corp.	9,008	523,111
Nissan Motor Co. Ltd.*	196,265	948,310
Nissan Shatai Co. Ltd.	9,940	60,921
Nissha Co. Ltd.(x)	6,603	95,862
Nisshin Oillio Group Ltd. (The)	2,383	60,057
Nisshin Seifun Group, Inc.	18,778	270,659
Nisshinbo Holdings, Inc.	12,062	91,752
Nissin Electric Co. Ltd.	7,460	102,208
Nissin Foods Holdings Co. Ltd.	6,316	460,673
Nitori Holdings Co. Ltd.	6,601	988,457
Nitta Corp.	1,728	44,270
Nitto Boseki Co. Ltd.	2,757	70,585
Nitto Denko Corp.	9,739	752,671
Nitto Kogyo Corp.	5,056	69,886
Noevir Holdings Co. Ltd.	1,781	83,453
NOF Corp.	7,305	368,965
Nohmi Bosai Ltd.	4,847	94,850
Nojima Corp.	3,609	75,550
NOK Corp.	8,604	93,647
Nomura Co. Ltd.	11,318	93,767
Nomura Holdings, Inc.	254,342	1,109,305

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Nomura Real Estate Holdings, Inc.	10,820	$248,983
Nomura Research Institute Ltd.	32,143	1,378,994
Noritake Co. Ltd.	1,990	86,845
Noritsu Koki Co. Ltd.	4,795	113,091
Noritz Corp.(x)	4,795	69,947
North Pacific Bank Ltd.	37,980	82,544
NS Solutions Corp.	3,420	105,398
NS United Kaiun Kaisha Ltd.	3,102	94,249
NSD Co. Ltd.	5,948	108,070
NSK Ltd.	30,498	195,667
NTN Corp.*	37,117	77,441
NTT Data Corp.	42,625	913,790
Obara Group, Inc.(x)	1,415	42,562
Obayashi Corp.	56,756	439,128
OBIC Business Consultants Co. Ltd.	1,642	69,231
Obic Co. Ltd.	5,242	984,328
Odakyu Electric Railway Co. Ltd.	24,751	459,603
Ogaki Kyoritsu Bank Ltd. (The)	2,098	35,255
Ohsho Food Service Corp.	741	39,359
Oiles Corp.	4,560	66,955
Oisix ra daichi, Inc.*	2,321	62,449
Oita Bank Ltd. (The)	2,100	33,372
Oji Holdings Corp.	68,133	329,915
Okamoto Industries, Inc.	2,906	106,736
Okamura Corp.	7,341	82,070
Oki Electric Industry Co. Ltd.	8,423	66,195
OKUMA Corp.	1,173	52,210
Okumura Corp.	2,739	76,791
Olympus Corp.	88,572	2,040,090
Omron Corp.	14,060	1,400,744
Ono Pharmaceutical Co. Ltd.	37,819	938,982
Onward Holdings Co. Ltd.	15,000	38,990
Open Door, Inc.(x)*	4,483	71,826
Open House Group Co. Ltd.	4,646	243,145
Optim Corp.(x)*	2,491	28,563
Optorun Co. Ltd.	5,119	105,735
Oracle Corp.	3,300	250,735
Organo Corp.	805	60,534
Orient Corp.(x)	65,426	71,097
Oriental Land Co. Ltd.	19,142	3,227,498
ORIX Corp.	101,508	2,071,547
Osaka Gas Co. Ltd.	31,014	512,541
Osaka Organic Chemical Industry Ltd.	3,454	99,689
OSG Corp.	9,700	150,606
Otsuka Corp.(x)	9,530	454,835
Otsuka Holdings Co. Ltd.(x)	34,374	1,245,807
Outsourcing, Inc.(x)	8,818	118,820
PALTAC Corp.	2,773	114,145
Pan Pacific International Holdings Corp.	31,573	435,594
Panasonic Corp.	180,121	1,980,814
Paramount Bed Holdings Co. Ltd.	4,444	75,374
Park24 Co. Ltd.*	10,900	149,338
Pasona Group, Inc.	3,788	108,671
Penta-Ocean Construction Co. Ltd.	29,322	165,690
PeptiDream, Inc.*	8,788	194,432
Persol Holdings Co. Ltd.	18,066	524,563
PHC Holdings Corp.*	4,990	90,447
Pigeon Corp.(x)	10,057	192,170
Pilot Corp.	3,104	118,731
Piolax, Inc.	4,502	68,804
Plenus Co. Ltd.	5,333	93,512
Pola Orbis Holdings, Inc.(x)	8,224	137,055
Pressance Corp.	6,138	111,789
Prestige International, Inc.	10,559	61,318
Prima Meat Packers Ltd.	3,652	78,863
Raito Kogyo Co. Ltd.	6,051	104,208
Raksul, Inc.*	1,894	93,523
Rakus Co. Ltd.	5,219	140,649
Rakuten Group, Inc.	80,498	807,569
Recruit Holdings Co. Ltd.	124,969	7,574,406
Relia, Inc.	8,142	69,012
Relo Group, Inc.	8,730	157,782
Renesas Electronics Corp.*	88,694	1,097,206
Rengo Co. Ltd.	21,000	158,828
RENOVA, Inc.*	2,551	46,172
Resona Holdings, Inc.	194,518	756,562
Resorttrust, Inc.	7,178	117,252
Ricoh Co. Ltd.	46,040	428,661
Ricoh Leasing Co. Ltd.	1,550	52,013
Riken Corp.	1,600	35,803
Riken Keiki Co. Ltd.	845	43,120
Rinnai Corp.	3,700	333,878
Riso Kagaku Corp.	2,813	52,479
Riso Kyoiku Co. Ltd.	22,934	78,354
Rohm Co. Ltd.	7,590	690,840
Rohto Pharmaceutical Co. Ltd.	10,582	319,677
Roland Corp.	1,717	58,661
Rorze Corp.	1,360	146,723
Round One Corp.	6,290	74,585
Royal Holdings Co. Ltd.(x)*	1,912	31,548
RS Technologies Co. Ltd.	1,707	101,058
Ryohin Keikaku Co. Ltd.	21,429	326,754
S Foods, Inc.	3,922	118,652
Saibu Gas Holdings Co. Ltd.	2,687	49,638
Saizeriya Co. Ltd.	3,745	97,833
Sakai Moving Service Co. Ltd.	1,540	57,969
Sakata Seed Corp.	2,341	66,854
San ju San Financial Group, Inc.	2,610	33,399
San-A Co. Ltd.	1,826	66,354
San-Ai Oil Co. Ltd.	7,598	88,180
Sangetsu Corp.	3,239	45,700
San-In Godo Bank Ltd. (The)	14,711	82,872
Sanken Electric Co. Ltd.	2,047	112,289
Sanki Engineering Co. Ltd.	7,418	92,798
Sankyo Co. Ltd.	3,547	91,920
Sankyu, Inc.	4,962	205,761
Sanrio Co. Ltd.	5,173	112,382
Sansan, Inc.*	4,408	96,069
Santen Pharmaceutical Co. Ltd.	30,999	379,167
Sanwa Holdings Corp.	21,000	224,002
Sanyo Chemical Industries Ltd.	1,868	86,718
Sanyo Denki Co. Ltd.	1,435	75,224
Sanyo Special Steel Co. Ltd.	3,355	59,353
Sapporo Holdings Ltd.(x)	6,302	119,597
Sato Holdings Corp.	1,598	30,576
Sawai Group Holdings Co. Ltd.	4,400	168,113
SBI Holdings, Inc.	20,062	546,765
SBS Holdings, Inc.	2,809	79,730

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
SCREEN Holdings Co. Ltd.	2,784	$299,383
SCSK Corp.	12,294	244,640
Secom Co. Ltd.	15,904	1,104,141
Sega Sammy Holdings, Inc.	20,371	320,007
Seibu Holdings, Inc.*	22,730	212,618
Seiko Epson Corp.	24,121	434,274
Seiko Holdings Corp.	4,175	81,409
Seino Holdings Co. Ltd.	16,000	162,045
Seiren Co. Ltd.	5,033	110,128
Sekisui Chemical Co. Ltd.	33,017	551,671
Sekisui House Ltd.	57,097	1,225,528
Sekisui Jushi Corp.	5,073	92,216
Senko Group Holdings Co. Ltd.(x)	10,158	81,861
Seven & i Holdings Co. Ltd.	65,077	2,860,378
Seven Bank Ltd.	64,776	134,023
SG Holdings Co. Ltd.	28,698	671,857
Sharp Corp.	21,346	245,137
Shibaura Machine Co. Ltd.	3,304	107,998
Shibuya Corp.	2,975	77,330
SHIFT, Inc.*	776	160,961
Shiga Bank Ltd. (The)	2,831	50,920
Shikoku Electric Power Co., Inc.	18,249	128,503
Shimadzu Corp.	21,141	892,285
Shimamura Co. Ltd.	2,500	209,945
Shimano, Inc.	6,832	1,820,996
Shimizu Corp.	57,596	357,002
Shimojima Co. Ltd.	5,300	51,512
Shin-Etsu Chemical Co. Ltd.	28,509	4,936,967
Shin-Etsu Polymer Co. Ltd.	6,313	60,754
Shinko Electric Industries Co. Ltd.	5,402	257,820
Shinsei Bank Ltd.(x)	15,507	252,496
Shionogi & Co. Ltd.	21,278	1,502,945
Ship Healthcare Holdings, Inc.	5,252	122,362
Shiseido Co. Ltd.	31,463	1,754,357
Shizuoka Bank Ltd. (The)	40,645	290,448
Shizuoka Gas Co. Ltd.	6,571	56,267
SHO-BOND Holdings Co. Ltd.	4,612	207,285
Shochiku Co. Ltd.*	1,166	121,739
Shoei Co. Ltd.	2,374	93,491
Showa Denko KK(x)	14,151	297,093
Showa Sangyo Co. Ltd.	2,573	59,477
Siix Corp.(x)	7,281	89,628
Sinanen Holdings Co. Ltd.	1,631	51,540
Sinfonia Technology Co. Ltd.	7,390	84,288
Sintokogio Ltd.	7,500	46,292
SKY Perfect JSAT Holdings, Inc.	7,493	27,359
Skylark Holdings Co. Ltd.(x)	20,442	268,520
SMC Corp.	4,946	3,336,174
SMK Corp.	1,620	32,138
SMS Co. Ltd.	4,785	188,438
Snow Peak, Inc.	3,954	109,308
SoftBank Corp.	251,963	3,185,953
SoftBank Group Corp.	99,753	4,712,317
Sohgo Security Services Co. Ltd.	6,327	251,364
Sojitz Corp.	23,132	347,493
Solasto Corp.	7,031	75,487
Sompo Holdings, Inc.	30,139	1,273,106
Sony Group Corp.	106,852	13,445,907
Sotetsu Holdings, Inc.	6,169	112,944
S-Pool, Inc.	9,554	101,080
Square Enix Holdings Co. Ltd.	6,921	354,985
SRE Holdings Corp.*	820	51,753
Stanley Electric Co. Ltd.	13,307	333,051
Starts Corp., Inc.	3,430	74,874
Subaru Corp.	48,581	868,740
Sugi Holdings Co. Ltd.	3,272	198,260
SUMCO Corp.	25,707	524,956
Sumitomo Bakelite Co. Ltd.	2,496	126,503
Sumitomo Chemical Co. Ltd.	130,222	613,582
Sumitomo Corp.	102,912	1,521,358
Sumitomo Dainippon Pharma Co. Ltd.	15,798	181,973
Sumitomo Electric Industries Ltd.	59,537	776,108
Sumitomo Forestry Co. Ltd.(x)	11,831	228,947
Sumitomo Heavy Industries Ltd.	10,441	253,151
Sumitomo Metal Mining Co. Ltd.	20,933	791,607
Sumitomo Mitsui Construction Co. Ltd.	15,803	58,799
Sumitomo Mitsui Financial Group, Inc.	115,281	3,951,604
Sumitomo Mitsui Trust Holdings, Inc.	31,024	1,036,471
Sumitomo Osaka Cement Co. Ltd.(x)	4,400	135,217
Sumitomo Realty & Development Co. Ltd.	36,897	1,085,130
Sumitomo Rubber Industries Ltd.(x)	16,520	168,316
Sumitomo Warehouse Co. Ltd. (The)	2,971	50,158
Sundrug Co. Ltd.	6,166	161,078
Suntory Beverage & Food Ltd.	12,637	457,011
Suruga Bank Ltd.	11,788	52,059
Suzuken Co. Ltd.	7,488	216,119
Suzuki Motor Corp.	38,774	1,492,915
Sysmex Corp.	14,334	1,937,701
Systena Corp.	23,296	87,084
T Hasegawa Co. Ltd.	3,525	82,862
T&D Holdings, Inc.	43,401	555,388
Tadano Ltd.	8,952	86,228
Taiheiyo Cement Corp.	12,822	253,364
Taikisha Ltd.	2,538	69,060
Taisei Corp.	17,402	528,732
Taisho Pharmaceutical Holdings Co. Ltd.	4,317	198,530
Taiyo Holdings Co. Ltd.	3,818	115,506
Taiyo Yuden Co. Ltd.	8,275	476,228
Takamatsu Construction Group Co. Ltd.	3,899	66,808
Takara Bio, Inc.	4,701	108,054
Takara Holdings, Inc.	18,000	191,063
Takara Standard Co. Ltd.	6,958	85,470
Takasago Thermal Engineering Co. Ltd.	5,745	94,693
Takashimaya Co. Ltd.	11,437	106,386
Takeda Pharmaceutical Co. Ltd.	133,246	3,633,771
Takeuchi Manufacturing Co. Ltd.	4,365	103,556
Takuma Co. Ltd.	5,495	68,072
TBS Holdings, Inc.	11,930	173,095
TDK Corp.	24,706	964,357
TechMatrix Corp.	5,615	93,038
TechnoPro Holdings, Inc.	10,275	311,743
Teijin Ltd.	14,506	178,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Terumo Corp.	47,971	$2,026,767
Tess Holdings Co. Ltd.(x)	4,749	85,088
T-Gaia Corp.	5,533	79,654
THK Co. Ltd.(x)	9,493	228,845
TIS, Inc.	18,861	561,583
TKC Corp.	2,570	77,192
Toagosei Co. Ltd.	17,000	170,842
Tobishima Corp.	6,530	57,846
Tobu Railway Co. Ltd.	17,551	400,058
Tocalo Co. Ltd.	8,849	113,468
Toda Corp.	32,000	202,521
Toei Co. Ltd.	540	82,340
Toho Bank Ltd. (The)	26,176	48,242
Toho Co. Ltd.	9,635	412,522
Toho Gas Co. Ltd.	8,185	208,414
Toho Holdings Co. Ltd.	2,743	41,850
Toho Titanium Co. Ltd.	9,523	78,234
Tohoku Electric Power Co., Inc.	41,248	292,605
Tokai Carbon Co. Ltd.(x)	15,000	157,524
Tokai Corp.	2,615	44,898
TOKAI Holdings Corp.(x)	9,977	75,372
Tokai Rika Co. Ltd.	5,427	73,033
Tokai Tokyo Financial Holdings, Inc.	29,209	100,300
Token Corp.	853	70,076
Tokio Marine Holdings, Inc.	54,863	3,048,633
Tokuyama Corp.	7,400	117,597
Tokyo Century Corp.	3,218	156,102
Tokyo Electric Power Co. Holdings, Inc.*	136,134	351,489
Tokyo Electron Device Ltd.	1,587	90,642
Tokyo Electron Ltd.	10,757	6,198,157
Tokyo Gas Co. Ltd.	32,003	573,678
Tokyo Ohka Kogyo Co. Ltd.	2,294	135,610
Tokyo Seimitsu Co. Ltd.	3,298	146,221
Tokyo Steel Manufacturing Co. Ltd.	9,358	112,023
Tokyo Tatemono Co. Ltd.(x)	19,659	287,117
Tokyotokeiba Co. Ltd.(x)	2,059	76,342
Tokyu Construction Co. Ltd.	14,461	83,726
Tokyu Corp.	41,971	557,521
Tokyu Fudosan Holdings Corp.	57,534	321,606
Tomy Co. Ltd.	9,500	90,763
Topcon Corp.	8,062	116,273
Toppan Forms Co. Ltd.	7,000	94,141
Toppan, Inc.	25,746	482,556
Toray Industries, Inc.	117,437	696,067
Toridoll Holdings Corp.	2,530	54,678
Torii Pharmaceutical Co. Ltd.(x)	3,984	99,678
Toshiba Corp.	29,627	1,218,254
Toshiba TEC Corp.	2,627	107,451
Tosho Co. Ltd.	2,808	40,596
Tosoh Corp.	24,847	368,504
Totetsu Kogyo Co. Ltd.	1,687	36,767
TOTO Ltd.	12,927	594,487
Towa Pharmaceutical Co. Ltd.	3,403	84,727
Toyo Ink SC Holdings Co. Ltd.(x)	1,695	28,365
Toyo Seikan Group Holdings Ltd.	12,145	144,963
Toyo Suisan Kaisha Ltd.	9,479	401,722
Toyo Tire Corp.	11,244	175,361
Toyobo Co. Ltd.	9,549	104,264
Toyoda Gosei Co. Ltd.	5,313	115,562
Toyota Boshoku Corp.	5,878	115,281
Toyota Industries Corp.	13,204	1,054,897
Toyota Motor Corp.	863,988	15,814,368
Toyota Tsusho Corp.	15,866	731,025
TPR Co. Ltd.	4,102	50,852
Trancom Co. Ltd.	1,347	104,921
Transcosmos, Inc.	3,331	94,981
TRE Holdings Corp.	6,545	100,767
Trend Micro, Inc.(x)	8,078	448,739
Tri Chemical Laboratories, Inc.	2,576	81,627
Trusco Nakayama Corp.	3,910	92,830
TS Tech Co. Ltd.	7,845	96,434
TSI Holdings Co. Ltd.*	14,450	42,585
Tsubakimoto Chain Co.	2,593	71,233
Tsugami Corp.	7,561	115,489
Tsumura & Co.	5,969	169,942
Tsuruha Holdings, Inc.	3,954	379,485
TV Asahi Holdings Corp.	4,061	50,590
UACJ Corp.*	4,186	96,762
Ube Industries Ltd.	10,241	177,880
Ulvac, Inc.	4,000	250,369
Unicharm Corp.	32,877	1,428,776
Uniden Holdings Corp.*	4,364	138,663
United Arrows Ltd.	2,708	43,105
United Super Markets Holdings, Inc.	5,338	49,050
Usen-Next Holdings Co. Ltd.	4,021	105,043
Ushio, Inc.	11,665	193,690
USS Co. Ltd.	17,803	277,964
UT Group Co. Ltd.	2,834	106,555
V Technology Co. Ltd.	1,336	41,754
Valor Holdings Co. Ltd.	4,076	76,042
ValueCommerce Co. Ltd.	1,542	59,921
Vision, Inc.*	7,844	79,101
Wacoal Holdings Corp.	3,211	59,597
Wacom Co. Ltd.	10,900	86,798
Weathernews, Inc.	1,408	117,752
Welcia Holdings Co. Ltd.	9,748	304,228
West Japan Railway Co.	20,548	859,218
Wowow, Inc.	1,797	27,432
Xebio Holdings Co. Ltd.	5,148	41,263
Yakult Honsha Co. Ltd.	12,604	657,428
Yamada Holdings Co. Ltd.	49,936	170,606
Yamaguchi Financial Group, Inc.	23,000	134,565
Yamaha Corp.	10,763	530,524
Yamaha Motor Co. Ltd.(x)	23,424	561,826
Yamato Holdings Co. Ltd.	21,282	500,089
Yamato Kogyo Co. Ltd.	4,045	130,989
Yamazaki Baking Co. Ltd.	13,933	185,079
Yamazen Corp.	9,283	86,834
Yaoko Co. Ltd.	2,104	127,853
Yaskawa Electric Corp.	17,826	874,021
Yellow Hat Ltd.	3,916	56,274
Yodogawa Steel Works Ltd.	4,760	105,313
Yokogawa Bridge Holdings Corp.	4,453	85,011
Yokogawa Electric Corp.	18,255	329,139
Yokohama Rubber Co. Ltd. (The)(x)	9,294	148,908
Yoshinoya Holdings Co. Ltd.	6,683	134,845
Z Holdings Corp.	241,786	1,402,834
Zenkoku Hosho Co. Ltd.	5,062	220,470

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Zenrin Co. Ltd.	1,466	$12,655
Zensho Holdings Co. Ltd.	9,793	230,203
Zeon Corp.	14,213	163,963
Zeria Pharmaceutical Co. Ltd.	5,807	99,249
Zojirushi Corp.(x)	6,115	76,657
ZOZO, Inc.	11,482	358,345
Zuken, Inc.	3,038	97,719

		404,641,262

Jordan (0.0%)
Hikma Pharmaceuticals plc	26,757	803,654

Mexico (0.0%)
Fresnillo plc	29,248	353,447

Netherlands (7.3%)
Adyen NV(m)*	5,131	13,502,959
ASML Holding NV	75,418	60,679,660
ING Groep NV	712,349	9,928,376
Koninklijke Ahold Delhaize NV	190,806	6,546,306
Koninklijke Philips NV	167,391	6,244,179
Royal Dutch Shell plc, Class A	650,675	14,283,536
Royal Dutch Shell plc, Class B	574,874	12,624,230

		123,809,246

New Zealand (0.2%)
a2 Milk Co. Ltd. (The)*	82,051	325,941
Auckland International Airport Ltd.*	23,867	125,024
Chorus Ltd.	49,332	240,473
Fisher & Paykel Healthcare Corp. Ltd.	14,173	314,812
Fletcher Building Ltd.(x)	36,240	178,764
SKYCITY Entertainment Group Ltd.	38,217	79,800
Spark New Zealand Ltd.	23,544	73,485
Xero Ltd.*	14,325	1,474,110

		2,812,409

Russia (0.2%)
Coca-Cola HBC AG*	30,948	1,070,281
Evraz plc	91,638	746,204
Polymetal International plc	56,430	1,001,735

		2,818,220

South Africa (0.5%)
Anglo American plc	193,002	7,878,934

Spain (2.2%)
Banco Bilbao Vizcaya Argentaria SA	1,216,646	7,272,045
Banco Santander SA	3,164,035	10,592,427
Iberdrola SA	1,060,637	12,570,442
Industria de Diseno Textil SA	202,789	6,586,872

		37,021,786

United Arab Emirates (0.0%)
NMC Health plc(r)*	14,124	—

United Kingdom (21.4%)
3i Group plc	151,000	2,961,554
abrdn plc	340,637	1,110,716
Admiral Group plc	35,202	1,504,237
Ashtead Group plc	70,882	5,700,893
Associated British Foods plc	55,112	1,497,905
AstraZeneca plc	245,425	28,827,883
Auto Trader Group plc(m)	147,545	1,477,851
AVEVA Group plc	18,796	866,023
Aviva plc	604,174	3,356,168
B&M European Value Retail SA	141,347	1,212,970
BAE Systems plc	503,580	3,747,551
Barclays plc	2,653,781	6,717,087
Barratt Developments plc	160,456	1,624,545
Berkeley Group Holdings plc	16,527	1,068,173
BP plc	3,085,915	13,804,788
British American Tobacco plc	361,998	13,393,669
British Land Co. plc (The) (REIT)	146,594	1,053,623
BT Group plc	1,193,530	2,739,085
Bunzl plc	53,396	2,085,109
Burberry Group plc	63,643	1,565,667
Compass Group plc*	282,525	6,313,617
Croda International plc	21,349	2,924,370
DCC plc	15,640	1,280,756
Dechra Pharmaceuticals plc	16,633	1,198,849
Diageo plc	364,162	19,893,907
DS Smith plc	202,277	1,050,814
Electrocomponents plc	74,507	1,216,238
Entain plc*	92,340	2,103,528
Experian plc	145,022	7,129,417
GlaxoSmithKline plc	783,844	17,045,577
Halma plc	60,057	2,601,285
Hargreaves Lansdown plc	59,958	1,099,666
HSBC Holdings plc	3,240,208	19,676,818
Imperial Brands plc	149,389	3,268,652
Informa plc*	237,262	1,659,040
InterContinental Hotels Group plc*	29,025	1,878,301
Intermediate Capital Group plc	44,082	1,309,098
International Consolidated Airlines Group SA*	590,742	1,139,268
Intertek Group plc	25,580	1,949,320
ITV plc*	589,743	882,462
J Sainsbury plc	271,990	1,015,363
JD Sports Fashion plc	390,585	1,151,457
Kingfisher plc	334,883	1,533,449
Land Securities Group plc (REIT)	112,966	1,187,155
Legal & General Group plc	939,580	3,783,511
Linde plc	93,198	32,468,413
Lloyds Banking Group plc	11,230,299	7,265,969
London Stock Exchange Group plc	57,569	5,400,031
M&G plc	412,098	1,112,802
Meggitt plc*	123,554	1,234,206
Melrose Industries plc	686,461	1,485,726
National Grid plc	573,114	8,221,276
NatWest Group plc	813,850	2,486,281
Next plc	20,175	2,225,592
Ocado Group plc*	77,136	1,751,957
Pearson plc	119,590	992,593
Persimmon plc	50,334	1,945,781
Phoenix Group Holdings plc	99,345	878,348
Prudential plc	435,317	7,509,651
Reckitt Benckiser Group plc	100,466	8,624,217
RELX plc	294,905	9,588,031
Rentokil Initial plc	294,977	2,331,714
Rightmove plc	133,773	1,439,494
Rolls-Royce Holdings plc*	1,327,454	2,207,878

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Royal Mail plc	145,164	$994,223
Sage Group plc (The)	162,653	1,877,075
Schroders plc	17,703	853,044
Segro plc (REIT)	189,805	3,690,520
Severn Trent plc	39,694	1,583,359
Smith & Nephew plc	139,375	2,440,201
Smiths Group plc	62,864	1,343,990
Spirax-Sarco Engineering plc	11,635	2,527,643
SSE plc	169,006	3,772,221
St James’s Place plc	84,236	1,919,487
Standard Chartered plc	399,723	2,426,046
Taylor Wimpey plc	573,706	1,362,827
Tesco plc	1,210,744	4,750,889
Unilever plc	404,952	21,626,184
United Utilities Group plc	108,159	1,594,281
Virgin Money UK plc (CHDI)*	138,253	331,934
Vodafone Group plc	4,339,569	6,593,954
Whitbread plc*	31,984	1,296,594
WPP plc	180,672	2,737,721

		363,499,568

United States (2.4%)
Amcor plc (CHDI)	90,370	1,086,168
Avast plc(m)	87,716	720,916
Ferguson plc	35,117	6,229,149
James Hardie Industries plc (CHDI)	49,275	1,982,506
Janus Henderson Group plc (CHDI)	3,400	144,141
Life360, Inc. (CRDI)(m)*	17,187	121,418
News Corp. (CHDI), Class B	5,112	116,449
Reliance Worldwide Corp. Ltd.	87,191	397,743
ResMed, Inc. (CHDI)	43,342	1,128,268
Schneider Electric SE	103,827	20,385,986
Sims Ltd.	18,496	216,116
Stellantis NV	412,858	7,843,068

		40,371,928

Total Common Stocks (98.5%) (Cost $1,223,778,509)		1,672,877,695

CLOSED END FUNDS:
Guernsey (0.1%)
Pershing Square Holdings Ltd.	25,612	1,045,214
United Kingdom (0.2%)
Scottish Mortgage Investment Trust plc	225,388	4,080,364

Total Closed End Funds (0.3%) (Cost $1,851,906)		5,125,578

SHORT-TERM INVESTMENTS:
Investment Company (0.1%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.6%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $300,004, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $306,054. (xx)	$300,000	300,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $6,892,982, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $7,030,831. (xx)	6,892,971	6,892,971
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $1,000,005, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $1,020,410. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $1,000,053, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $1,111,210. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $1,000,012, collateralized by various Common Stocks; total market value $1,105,365. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		10,192,971

Total Short-Term Investments (0.7%) (Cost $11,192,971)		11,192,971

Total Investments in Securities (99.5%) (Cost $1,236,823,386)		1,689,196,244
Other Assets Less Liabilities (0.5%)		7,757,589

Net Assets (100%)		$1,696,953,833

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $15,958,487 or 0.9% of net assets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $31,820,366. This was collateralized by $22,567,204 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $11,192,971 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

AUD	— Australian Dollar
CRDI	— CREST Depository Interest
CHDI	— Clearing House Electronic Subregister System (CHESS) Depository Interest
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
REIT	— Real Estate Investment Trust

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	131	3/2022	EUR	6,394,528	167,062
FTSE 100 Index	30	3/2022	GBP	2,974,020	47,754
SPI 200 Index	8	3/2022	AUD	1,069,062	8,372
TOPIX Index	29	3/2022	JPY	5,021,994	26,633

					249,821

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Closed End Fund	$—	$5,125,578	$—		$5,125,578
Common Stocks
Australia	—	194,145,228	—	(b)	194,145,228
Austria	—	1,898,497	—		1,898,497
Belgium	—	9,835,148	—		9,835,148
Chile	—	994,094	—		994,094
China	—	13,309,506	—		13,309,506
Finland	—	5,290,243	—		5,290,243
France	—	230,961,252	—		230,961,252
Germany	—	180,202,549	—		180,202,549
Indonesia	—	199,244	—		199,244
Ireland	—	25,667,153	—		25,667,153
Italy	—	26,364,327	—		26,364,327
Japan	—	404,282,413	358,849		404,641,262
Jordan	—	803,654	—		803,654
Mexico	—	353,447	—		353,447
Netherlands	—	123,809,246	—		123,809,246
New Zealand	—	2,812,409	—		2,812,409
Russia	—	2,818,220	—		2,818,220

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
South Africa	$—	$7,878,934	$—		$7,878,934
Spain	—	37,021,786	—		37,021,786
United Arab Emirates	—	—	—	(b)	—	(b)
United Kingdom	—	363,499,568	—		363,499,568
United States	—	40,371,928	—		40,371,928
Futures	249,821	—	—		249,821
Short-Term Investments
Investment Company	1,000,000	—	—		1,000,000
Repurchase Agreements	—	10,192,971	—		10,192,971

Total Assets	$1,249,821	$1,687,837,395	$358,849		$1,689,446,065

Total Liabilities	$—	$—	$—		$—

Total	$1,249,821	$1,687,837,395	$358,849		$1,689,446,065

(a)	A security with a market value of $358,849 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$249,821	*

Total		$249,821

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,573,609	$2,573,609

Total	$2,573,609	$2,573,609

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$92,181	$92,181

Total	$92,181	$92,181

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $16,137,000 during the year ended December 31, 2021.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$162,157,648
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$166,109,712

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$610,100,633
Aggregate gross unrealized depreciation	(184,560,130)

Net unrealized appreciation	$425,540,503

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,263,905,562

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,226,630,415)	$1,679,003,273
Repurchase Agreements (Cost $10,192,971)	10,192,971
Cash	13,704,194
Foreign cash (Cost $709,165)	714,073
Cash held as collateral at broker for futures	1,650,000
Dividends, interest and other receivables	4,547,310
Receivable for Portfolio shares sold	371,857
Receivable for securities sold	290,612
Due from Custodian	142,744
Securities lending income receivable	7,872
Other assets	6,198

Total assets	1,710,631,104

LIABILITIES
Payable for return of collateral on securities loaned	11,192,971
Payable for Portfolio shares redeemed	855,353
Investment management fees payable	577,613
Payable for securities purchased	433,197
Distribution fees payable – Class IB	188,666
Distribution fees payable – Class IA	139,173
Administrative fees payable	128,220
Due to broker for futures variation margin	21,920
Trustees’ fees payable	1,946
Accrued expenses	138,212

Total liabilities	13,677,271

NET ASSETS	$1,696,953,833

Net assets were comprised of:
Paid in capital	$1,320,346,213
Total distributable earnings (loss)	376,607,620

Net assets	$1,696,953,833

Class IA
Net asset value, offering and redemption price per share, $669,881,120 / 62,160,691 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.78

Class IB
Net asset value, offering and redemption price per share, $910,732,653 / 86,008,533 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.59

Class K
Net asset value, offering and redemption price per share, $116,340,060 / 10,794,135 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.78

(x)	Includes value of securities on loan of $31,820,366.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $3,793,593 foreign withholding tax)	$44,453,240
Income from non-cash dividends	8,109,112
Interest	1,499
Securities lending (net)	170,551

Total income	52,734,402

EXPENSES
Investment management fees	6,682,273
Distribution fees – Class IB	2,243,490
Distribution fees – Class IA	1,640,865
Administrative fees	1,534,006
Custodian fees	255,100
Professional fees	126,562
Printing and mailing expenses	76,309
Recoupment fees	64,975
Trustees’ fees	46,612
Miscellaneous	212,744

Gross expenses	12,882,936
Less: Waiver from investment manager	(96,441)

Net expenses	12,786,495

NET INVESTMENT INCOME (LOSS)	39,947,907

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	9,055,815
Futures contracts	2,573,609
Foreign currency transactions	(285,681)

Net realized gain (loss)	11,343,743

Change in unrealized appreciation (depreciation) on:
Investments in securities	119,474,398
Futures contracts	92,181
Foreign currency translations	(207,564)

Net change in unrealized appreciation (depreciation)	119,359,015

NET REALIZED AND UNREALIZED GAIN (LOSS)	130,702,758

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$170,650,665

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$39,947,907	$27,034,832
Net realized gain (loss)	11,343,743	(17,216,201)
Net change in unrealized appreciation (depreciation)	119,359,015	38,511,789

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	170,650,665	48,330,420

Distributions to shareholders:
Class IA	(21,048,544)	(12,216,579)
Class IB	(29,052,449)	(16,817,560)
Class K	(3,907,939)	(2,500,855)

Total distributions to shareholders	(54,008,932)	(31,534,994)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,193,802 and 2,512,886 shares, respectively ]	35,044,842	21,088,313
Capital shares issued in reinvestment of dividends and distributions [ 1,994,899 and 1,257,881 shares, respectively ]	21,048,544	12,216,579
Capital shares repurchased [ (4,731,903) and (6,651,180) shares, respectively ]	(51,175,765)	(57,754,904)

Total Class IA transactions	4,917,621	(24,450,012)

Class IB
Capital shares sold [ 7,104,390 and 6,373,599 shares, respectively ]	75,652,864	54,264,858
Capital shares issued in reinvestment of dividends and distributions [ 2,802,138 and 1,761,234 shares, respectively ]	29,052,449	16,817,560
Capital shares repurchased [ (9,146,543) and (10,340,124) shares, respectively ]	(97,449,807)	(89,578,122)

Total Class IB transactions	7,255,506	(18,495,704)

Class K
Capital shares sold [ 703,951 and 2,001,944 shares, respectively ]	7,619,675	16,340,533
Capital shares issued in reinvestment of dividends and distributions [ 370,363 and 257,511 shares, respectively ]	3,907,939	2,500,855
Capital shares repurchased [ (1,526,610) and (8,731,309) shares, respectively ]	(16,480,064)	(79,846,399)

Total Class K transactions	(4,952,450)	(61,005,011)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,220,677	(103,950,727)

TOTAL INCREASE (DECREASE) IN NET ASSETS	123,862,410	(87,155,301)
NET ASSETS:
Beginning of year	1,573,091,423	1,660,246,724

End of year	$1,696,953,833	$1,573,091,423

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021		2020		2019		2018	2017
Net asset value, beginning of year	$10.04		$9.86		$8.30		$10.05	$8.37

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	(cc)	0.17	(aa)	0.25		0.24	0.22
Net realized and unrealized gain (loss)	0.83		0.22		1.58		(1.75)	1.72

Total from investment operations	1.09		0.39		1.83		(1.51)	1.94

Less distributions:
Dividends from net investment income	(0.35)		(0.18)		(0.27)		(0.24)	(0.26)
Distributions from net realized gains	—		(0.03)		—		—	—

Total dividends and distributions	(0.35)		(0.21)		(0.27)		(0.24)	(0.26)

Net asset value, end of year	$10.78		$10.04		$9.86		$8.30	$10.05

Total return	10.93%		3.93%		22.05%		(15.12)%	23.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$669,881		$619,200		$637,098		$555,230	$691,902
Ratio of expenses to average net assets:
After waivers (f)	0.78	%(j)	0.79	%(j)	0.78	%(k)	0.81%	0.79%
Before waivers (f)	0.79%		0.80%		0.78%		0.81%	0.79%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.37	%(dd)	1.88	%(bb)	2.75%		2.47%	2.35%
Before waivers (f)	2.37	%(dd)	1.88	%(bb)	2.75%		2.47%	2.35%
Portfolio turnover rate^	10%		11%		5%		8%	6%

	Year Ended December 31,
Class IB	2021		2020		2019		2018	2017
Net asset value, beginning of year	$9.87		$9.70		$8.16		$9.90	$8.24

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	(cc)	0.16	(aa)	0.25		0.24	0.22
Net realized and unrealized gain (loss)	0.82		0.22		1.56		(1.74)	1.70

Total from investment operations	1.07		0.38		1.81		(1.50)	1.92

Less distributions:
Dividends from net investment income	(0.35)		(0.18)		(0.27)		(0.24)	(0.26)
Distributions from net realized gains	—		(0.03)		—		—	—

Total dividends and distributions	(0.35)		(0.21)		(0.27)		(0.24)	(0.26)

Net asset value, end of year	$10.59		$9.87		$9.70		$8.16	$9.90

Total return	10.91%		3.89%		22.19%		(15.25)%	23.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$910,733		$841,045		$848,443		$741,350	$923,965
Ratio of expenses to average net assets:
After waivers (f)	0.78	%(j)	0.79	%(j)	0.78	%(k)	0.81%	0.79%
Before waivers (f)	0.79%		0.80%		0.78%		0.81%	0.79%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.38	%(dd)	1.88	%(bb)	2.75%		2.47%	2.34%
Before waivers (f)	2.37	%(dd)	1.87	%(bb)	2.75%		2.47%	2.34%
Portfolio turnover rate^	10%		11%		5%		8%	6%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021		2020		2019		2018	2017
Net asset value, beginning of year	$10.03		$9.86		$8.29		$10.05	$8.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	(cc)	0.19	(aa)	0.28		0.26	0.25
Net realized and unrealized gain (loss)	0.84		0.21		1.58		(1.76)	1.72

Total from investment operations	1.12		0.40		1.86		(1.50)	1.97

Less distributions:
Dividends from net investment income	(0.37)		(0.20)		(0.29)		(0.26)	(0.28)
Distributions from net realized gains	—		(0.03)		—		—	—

Total dividends and distributions	(0.37)		(0.23)		(0.29)		(0.26)	(0.28)

Net asset value, end of year	$10.78		$10.03		$9.86		$8.29	$10.05

Total return	11.29%		4.05%		22.48%		(14.98)%	23.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$116,340		$112,847		$174,705		$207,478	$238,014
Ratio of expenses to average net assets:
After waivers (f)	0.53	%(j)	0.54	%(j)	0.53	%(k)	0.56%	0.54%
Before waivers (f)	0.54%		0.55%		0.53%		0.56%	0.54%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.62	%(dd)	2.16	%(bb)	2.99%		2.70%	2.67%
Before waivers (f)	2.61	%(dd)	2.15	%(bb)	2.98%		2.70%	2.67%
Portfolio turnover rate^	10%		11%		5%		8%	6%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.79% for Class IA, 0.79% for Class IB and 0.54% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.78% for Class IA, 0.78% for Class IB and 0.53% for Class K.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.15, $0.14 and $0.17 for Class IA, IB and Class K, respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend the ratios for each class would have been 0.23% lower.
(cc)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.20, $0.20 and $0.23 for Class IA, Class IB and Class K, respectively.
(dd)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.49% lower.

See Notes to Financial Statements.

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Harris Associates L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	10.35%	7.76%	6.30%
Portfolio – Class IB Shares	10.35	7.76	6.30
Portfolio – Class K Shares	10.65	8.02	6.56
International Proxy Index	11.47	8.81	7.57
MSCI EAFE® Index	11.26	9.55	8.03

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.35% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI EAFE® Index, which returned 11.47% and 11.26%, respectively.

Portfolio Highlights

What helped performance during the year:

•

The U.K. delivered the Portfolio’s top relative result driven by positive stock selection and a greater-than-benchmark weighting. Fourteen of sixteen underlying holdings in this country posted positive absolute returns for the year, led by CNH Industrial and Ashtead Group.

•	Stock selection and a less-than-benchmark weighting in Japan provided the next best relative result from a country perspective.

•	From a sector perspective, Communication Services generated the best relative performance entirely from positive stock selection, with all seven underlying holdings adding value for the year.

•	Stock selection was the main driver that made Materials the second-best relative sector performer as three of five underlying holdings advanced for the year, led by Glencore (Switzerland).

•	Financials holding Lloyds Banking Group was also a notable contributor to performance for the period.

What hurt performance during the year:

•

Holdings in China supplied the Portfolio’s worst relative performance on a country basis as three of five underlying holdings posted double-digit negative absolute returns for the period, led by Vipshop Holdings.

•	A greater-than benchmark weighting and holdings in Germany made this country the next weakest relative performer.

•	Stock selection made the Consumer Discretionary sector the weakest relative sector performer as eight of twenty underlying holdings furnished double-digit negative returns.

•	Health Care was the second-largest relative detractor driven by poor stock selection results; four of five underlying Health Care sector holdings lost value for the period.

•	Notable individual detractors include Consumer Discretionary holdings Alibaba Group (China) and Continental (Germany) and Financials holding Credit Suisse Group (Switzerland).

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Financials	$188,900,142	16.5%
Consumer Discretionary	188,801,599	16.4
Industrials	141,260,295	12.3
Information Technology	107,240,608	9.3
Materials	104,735,280	9.1
Health Care	93,507,815	8.2
Consumer Staples	87,071,749	7.6
Communication Services	54,183,585	4.7
Energy	33,609,997	2.9
Utilities	19,292,613	1.7
Real Estate	12,913,378	1.1
Repurchase Agreements	3,394,976	0.3
Closed End Fund	1,661,959	0.1
Cash and Other	112,380,342	9.8

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$998.80	$5.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.73	5.53
Class IB
Actual	1,000.00	998.20	5.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.73	5.53
Class K
Actual	1,000.00	999.80	4.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.99	4.26

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.09%, 1.09% and 0.84%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (8.4%)
Abacus Property Group (REIT)	18,498	$51,007
Adbri Ltd.	16,506	33,865
Afterpay Ltd.*	11,779	711,380
AGL Energy Ltd.	10,320	46,101
ALS Ltd.	3,056	29,082
Altium Ltd.	5,568	183,065
Alumina Ltd. (x)	108,299	146,949
AMP Ltd.*	170,472	125,267
Ampol Ltd.	13,039	281,370
Ansell Ltd.	7,597	174,162
APA Group	54,107	396,017
Appen Ltd.	4,980	40,435
ARB Corp. Ltd.	3,357	128,250
Aristocrat Leisure Ltd.	37,807	1,198,457
ASX Ltd.	8,729	589,988
Atlas Arteria Ltd.	48,010	241,713
Aurizon Holdings Ltd.	71,230	180,864
AusNet Services Ltd.	90,716	169,621
Australia & New Zealand Banking Group Ltd.	131,562	2,633,200
Bank of Queensland Ltd. (x)	27,226	160,249
Bapcor Ltd.	12,735	64,950
Beach Energy Ltd.	52,506	48,133
Bega Cheese Ltd.	10,108	41,698
Bendigo & Adelaide Bank Ltd.	22,932	151,826
BHP Group Ltd. (x)	134,216	4,052,427
BHP Group plc	135,709	4,040,238
Blackmores Ltd.	597	39,647
BlueScope Steel Ltd.	26,060	396,263
Boral Ltd.*	35,191	156,180
Brambles Ltd.	414,212	3,203,456
Breville Group Ltd.	5,221	120,414
Brickworks Ltd.	3,128	54,983
BWP Trust (REIT)	26,350	79,559
carsales.com Ltd.	16,482	300,866
Chalice Mining Ltd.*	5,258	36,724
Challenger Ltd.	30,824	146,442
Charter Hall Group (REIT)	20,235	302,978
Charter Hall Long Wale REIT (REIT)	29,555	108,589
Charter Hall Retail REIT (REIT)	30,050	93,136
CIMIC Group Ltd.	4,702	57,814
Cleanaway Waste Management Ltd.	115,605	263,259
Clinuvel Pharmaceuticals Ltd.	1,983	39,257
Cochlear Ltd.	3,491	548,918
Coles Group Ltd.	63,778	832,446
Collins Foods Ltd.	5,548	53,967
Commonwealth Bank of Australia	79,544	5,845,096
Computershare Ltd.	31,470	457,920
Corporate Travel Management Ltd.*	4,838	77,473
Costa Group Holdings Ltd.	29,637	65,334
Credit Corp. Group Ltd. (x)	2,888	70,347
Cromwell Property Group (REIT)	78,193	49,494
Crown Resorts Ltd.*	19,246	167,469
CSL Ltd.	21,524	4,552,613
CSR Ltd.	28,276	120,965
Deterra Royalties Ltd.	22,492	70,365
Dexus (REIT)	52,153	421,936
Domain Holdings Australia Ltd.	15,333	63,029
Domino’s Pizza Enterprises Ltd.	3,712	318,760
Downer EDI Ltd.	33,355	144,634
Eagers Automotive Ltd. (x)	9,018	88,180
Elders Ltd.	5,260	46,918
EML Payments Ltd.*	16,325	38,364
Endeavour Group Ltd.	59,956	294,005
Evolution Mining Ltd.	91,228	269,474
Flight Centre Travel Group Ltd. (x)*	7,568	97,017
Fortescue Metals Group Ltd.	75,625	1,056,953
Glencore plc*	2,765,889	14,037,262
Gold Road Resources Ltd.	41,019	46,854
Goodman Group (REIT)	72,725	1,402,144
GPT Group (The) (REIT)	92,553	364,966
Growthpoint Properties Australia Ltd. (REIT)	12,613	40,010
GUD Holdings Ltd.	5,659	46,813
Harvey Norman Holdings Ltd.	29,571	106,281
Healius Ltd.	32,938	126,530
IDP Education Ltd.	5,944	149,846
IGO Ltd.	27,681	230,998
Iluka Resources Ltd.	22,492	165,277
Incitec Pivot Ltd.	80,263	189,201
Inghams Group Ltd. (x)	24,674	62,831
Insignia Financial Ltd.	24,263	63,902
Insurance Australia Group Ltd.	96,002	297,545
InvoCare Ltd.	6,750	57,753
IPH Ltd.	8,971	57,306
IRESS Ltd.	7,655	69,617
JB Hi-Fi Ltd.	5,712	200,807
Lendlease Corp. Ltd.	34,175	265,796
Link Administration Holdings Ltd.	24,953	101,121
Liontown Resources Ltd.*	32,920	39,759
Lynas Rare Earths Ltd.*	32,454	240,133
Macquarie Group Ltd.	17,079	2,552,265
Magellan Financial Group Ltd. (x)	7,375	113,967
Medibank Pvt Ltd.	120,270	293,133
Metcash Ltd.	45,279	148,242
Mineral Resources Ltd.	9,297	378,786
Mirvac Group (REIT)	211,426	447,625
Nanosonics Ltd. (x)*	15,681	71,989
National Australia Bank Ltd.	155,294	3,258,463
National Storage REIT (REIT)	44,761	86,625
Newcrest Mining Ltd.	41,271	735,054
NEXTDC Ltd.*	23,055	214,535
nib holdings Ltd.	22,633	115,431
Nine Entertainment Co. Holdings Ltd.	98,743	209,056
Northern Star Resources Ltd.	66,070	452,331
Nufarm Ltd.	16,854	59,471
Orica Ltd.	441,508	4,397,490
Origin Energy Ltd.	67,013	255,478
Orora Ltd.	29,395	74,852
OZ Minerals Ltd.	13,173	270,461
Pendal Group Ltd.	11,799	47,815
Perpetual Ltd.	2,833	74,140
Pilbara Minerals Ltd.*	19,952	46,451
Platinum Asset Management Ltd.	15,920	31,273
PolyNovo Ltd. (x)*	33,162	36,794
Premier Investments Ltd.	5,965	131,584
Pro Medicus Ltd.	2,640	119,931
Qantas Airways Ltd.*	74,370	271,081

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
QBE Insurance Group Ltd.	55,985	$462,307
Qube Holdings Ltd.	97,003	223,721
Ramsay Health Care Ltd.	9,772	508,338
REA Group Ltd.	2,619	319,430
Regis Resources Ltd.	33,584	47,646
Rio Tinto Ltd.	16,633	1,211,465
Rio Tinto plc	71,728	4,749,517
Santos Ltd.	147,020	674,945
Scentre Group (REIT)	184,772	424,802
SEEK Ltd.	18,487	440,898
Seven Group Holdings Ltd. (x)	6,490	101,991
Shopping Centres Australasia Property Group (REIT)	46,044	99,493
Silver Lake Resources Ltd.*	41,904	54,115
Sonic Healthcare Ltd.	26,680	905,137
South32 Ltd.	252,690	737,217
St Barbara Ltd. (x)	48,183	51,356
Star Entertainment Group Ltd. (The)*	38,212	102,308
Steadfast Group Ltd.	52,572	200,806
Stockland (REIT)	108,085	333,422
Suncorp Group Ltd.	58,295	469,507
Super Retail Group Ltd. (x)	5,904	53,521
Sydney Airport*	124,883	788,653
Tabcorp Holdings Ltd.	123,124	449,686
Technology One Ltd.	11,605	108,158
Telstra Corp. Ltd.	534,897	1,626,707
TPG Telecom Ltd. (x)	22,358	95,810
Transurban Group	150,474	1,512,977
Treasury Wine Estates Ltd.	29,580	266,429
United Malt Group Ltd.	10,251	32,517
Vicinity Centres (REIT)	187,457	230,490
Virgin Australia International Holdings Pty. Ltd. (r)*	96,120	—
Viva Energy Group Ltd. (m)	41,388	70,763
Washington H Soul Pattinson & Co. Ltd.	5,554	119,648
Waypoint REIT (REIT)	35,784	73,678
Webjet Ltd. (x)*	12,238	46,032
Wesfarmers Ltd.	59,148	2,551,864
Westpac Banking Corp.	167,506	2,601,903
Whitehaven Coal Ltd.*	43,181	81,997
WiseTech Global Ltd.	7,843	334,268
Woodside Petroleum Ltd.	45,441	725,019
Woolworths Group Ltd.	59,956	1,658,034
Worley Ltd. (x)	20,615	159,433

		96,034,641

Austria (0.1%)
Mondi plc	34,371	849,508

Belgium (0.9%)
Anheuser-Busch InBev SA/NV	179,318	10,854,844

Canada (0.6%)
Open Text Corp.	72,000	3,417,432
Restaurant Brands International, Inc.	52,102	3,161,549

		6,578,981

Chile (0.0%)
Antofagasta plc	21,789	394,757

China (2.0%)
Alibaba Group Holding Ltd.*	470,800	7,178,937
Prosus NV*	149,519	12,516,819
Trip.com Group Ltd.*	4,100	100,324
Trip.com Group Ltd. (ADR)*	25,400	625,348
Vipshop Holdings Ltd. (ADR)*	352,700	2,962,680

		23,384,108

Finland (0.4%)
Kone OYJ, Class B	31,227	2,241,194
UPM-Kymmene OYJ	66,500	2,533,265

		4,774,459

France (12.2%)
Accor SA*	211,697	6,856,935
Air Liquide SA	34,359	5,997,529
Airbus SE*	45,846	5,864,705
AXA SA	142,427	4,245,980
BNP Paribas SA	257,121	17,789,339
Capgemini SE	8,700	2,134,517
Danone SA	122,639	7,622,101
EssilorLuxottica SA	24,127	5,143,219
Hermes International	2,671	4,670,874
Kering SA	5,677	4,568,882
L’Oreal SA	19,672	9,338,251
LVMH Moet Hennessy Louis Vuitton SE	20,289	16,792,992
Pernod Ricard SA	16,571	3,990,177
Publicis Groupe SA	84,005	5,661,870
Safran SA	29,654	3,634,718
Sanofi	88,218	8,896,638
TotalEnergies SE	205,196	10,426,266
Valeo	176,410	5,338,401
Vinci SA	43,409	4,591,719
Worldline SA (Frankfurt Stock Exchange) (m)*	500	27,691
Worldline SA (SIGMA-X EU Stock Exchange) (m)*	122,100	6,812,922

		140,405,726

Germany (14.2%)
adidas AG	14,587	4,204,968
Allianz SE (Registered)	80,456	19,020,565
BASF SE	69,277	4,872,704
Bayer AG (Registered)	323,927	17,333,172
Bayerische Motoren Werke AG	131,800	13,278,305
Continental AG*	91,155	9,662,953
Daimler AG (Registered)	174,274	13,410,596
Daimler Truck Holding AG*	74,700	2,746,134
Deutsche Boerse AG	16,225	2,717,255
Deutsche Post AG (Registered)	81,922	5,273,384
Deutsche Telekom AG (Registered)	262,869	4,878,205
Fresenius Medical Care AG & Co. KGaA	106,900	6,954,261
Fresenius SE & Co. KGaA	127,900	5,154,741
Henkel AG & Co. KGaA	44,500	3,480,565
Henkel AG & Co. KGaA (Preference) (q)	8,000	647,943
Infineon Technologies AG	106,609	4,947,218

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	10,661	$3,161,831
SAP SE	126,716	18,018,844
Siemens AG (Registered)	57,999	10,081,745
thyssenkrupp AG*	531,500	5,859,912
Vitesco Technologies Group AG*	17,611	866,165
Volkswagen AG (Preference)(q)	13,741	2,776,520
Vonovia SE	58,651	3,238,547

		162,586,533

India (0.3%)
Axis Bank Ltd.*	404,000	3,687,789

Indonesia (0.2%)
Bank Mandiri Persero Tbk. PT	4,195,800	2,068,093

Ireland (1.3%)
CRH plc (Irish Stock Exchange)	83,801	4,423,725
CRH plc (London Stock Exchange)	23,805	1,260,785
Flutter Entertainment plc (Dublin Stock Exchange)*	14,490	2,293,064
Flutter Entertainment plc (London Stock Exchange)*	8,147	1,296,819
Ryanair Holdings plc (ADR)*	47,100	4,819,743
Smurfit Kappa Group plc	16,907	928,423

		15,022,559

Italy (2.0%)
Enel SpA	627,321	5,032,288
Eni SpA	211,598	2,943,851
Intesa Sanpaolo SpA	5,900,387	15,275,801

		23,251,940

Japan (14.7%)
&Do Holdings Co. Ltd.	3,300	26,450
77 Bank Ltd. (The)	200	2,321
A&A Material Corp.	200	1,612
A&D Co. Ltd.	1,200	13,176
ABC-Mart, Inc.	800	34,287
Achilles Corp.	1,000	10,858
Acom Co. Ltd.	14,000	40,285
Adastria Co. Ltd.	760	10,677
ADEKA Corp.	3,100	69,179
Advan Group Co. Ltd.	1,400	11,818
Advanex, Inc. (x)	200	2,382
Advantest Corp.	5,300	502,217
Aeon Co. Ltd.	26,399	621,706
Aeon Delight Co. Ltd.	1,400	41,015
Aeon Fantasy Co. Ltd.	400	6,471
AEON Financial Service Co. Ltd.	4,900	52,906
Aeon Hokkaido Corp.	900	9,913
Aeon Mall Co. Ltd.	3,160	45,080
AGC, Inc. (x)	6,200	295,905
Agora Hospitality Group Co. Ltd. (x)*	5,000	1,000
Ai Holdings Corp.	2,100	35,125
Aica Kogyo Co. Ltd.	2,100	60,702
Aichi Bank Ltd. (The)	400	16,222
Aichi Corp.	2,100	14,769
Aichi Steel Corp.	600	12,993
Aichi Tokei Denki Co. Ltd.	100	4,677
Aida Engineering Ltd.	3,300	30,668
Aiful Corp.	6,800	21,045
Aigan Co. Ltd.*	900	1,408
Ain Holdings, Inc.	1,000	49,813
Aiphone Co. Ltd.	800	14,765
Air Water, Inc.	6,000	92,637
Airport Facilities Co. Ltd.	1,200	5,738
Airtech Japan Ltd. (x)	300	3,075
Airtrip Corp.	1,200	32,026
Aisan Industry Co. Ltd.	1,500	9,989
Aisin Corp.	5,348	205,031
Ajinomoto Co., Inc.	10,200	310,088
Akebono Brake Industry Co. Ltd.*	5,700	9,167
Akita Bank Ltd. (The)	800	11,371
Alconix Corp.	800	9,326
Alfresa Holdings Corp.	8,000	106,616
Alleanza Holdings Co. Ltd.	111	1,051
Alpen Co. Ltd. (x)	700	12,998
Alpha Corp.	300	3,038
Alpha Systems, Inc.	360	12,644
Alps Alpine Co. Ltd.	6,032	56,896
Altech Co. Ltd.	500	1,195
Altech Corp.	1,100	18,179
Amada Co. Ltd.	8,500	84,165
Amano Corp.	1,800	41,421
Amuse, Inc.	600	10,928
ANA Holdings, Inc. (x)*	11,700	244,568
Anest Iwata Corp.	2,000	15,457
Anritsu Corp. (x)	5,000	77,241
AOKI Holdings, Inc.	2,200	11,800
Aomori Bank Ltd. (The)	900	13,872
Aoyama Trading Co. Ltd.*	1,600	9,305
Aozora Bank Ltd. (x)	3,800	83,182
Arakawa Chemical Industries Ltd.	1,000	10,363
Araya Industrial Co. Ltd.	200	2,933
Arcland Sakamoto Co. Ltd.	1,400	19,948
Arcs Co. Ltd.	1,500	27,814
Argo Graphics, Inc.	800	22,429
Arisawa Manufacturing Co. Ltd.	2,000	17,161
Aruhi Corp. (x)	2,100	19,078
As One Corp.	800	53,621
Asahi Co. Ltd.	500	6,294
Asahi Diamond Industrial Co. Ltd.	4,000	22,707
Asahi Group Holdings Ltd.	14,800	575,634
Asahi Intecc Co. Ltd.	3,700	79,481
Asahi Kasei Corp.	46,200	434,167
Asahi Kogyosha Co. Ltd.	200	5,494
Asahi Net, Inc.	1,000	5,268
ASAHI YUKIZAI Corp.	800	12,011
Asanuma Corp.	400	19,125
Ashimori Industry Co. Ltd.*	300	2,407
Asics Corp.	5,500	121,925
ASKA Pharmaceutical Holdings Co. Ltd.	1,000	8,754
ASKUL Corp.	1,800	24,004
Astellas Pharma, Inc.	57,700	938,258
Astena Holdings Co. Ltd.	1,000	4,216
Atsugi Co. Ltd.*	1,100	5,403
Autobacs Seven Co. Ltd.	100	1,220
Avantia Co. Ltd.	1,000	7,659
Avex, Inc.	2,300	28,832
Awa Bank Ltd. (The)	2,000	37,764
Axell Corp.	400	4,176

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Axial Retailing, Inc.	700	$20,508
Azbil Corp.	4,600	209,545
Azuma Shipping Co. Ltd.	600	1,591
Bandai Namco Holdings, Inc.	7,300	570,775
Bando Chemical Industries Ltd.	2,000	15,526
Bank of Iwate Ltd. (The)	800	12,991
Bank of Kyoto Ltd. (The)	2,400	111,206
Bank of Nagoya Ltd. (The)	1,099	26,216
Bank of Saga Ltd. (The)	700	8,818
Bank of the Ryukyus Ltd.	2,500	16,583
BayCurrent Consulting, Inc.	500	193,428
Belc Co. Ltd.	600	29,366
Belluna Co. Ltd.	3,000	18,491
Benefit One, Inc.	1,700	72,933
Benesse Holdings, Inc.	2,400	47,132
Bic Camera, Inc.	3,000	25,115
BML, Inc.	1,400	43,510
Bookoff Group Holdings Ltd. (x)	700	6,134
BP Castrol KK (x)	500	5,929
Bridgestone Corp. (x)	18,100	778,726
Brother Industries Ltd.	8,200	157,613
Bunka Shutter Co. Ltd.	3,000	28,010
CAC Holdings Corp. (x)	700	8,830
Can Do Co. Ltd. (x)	1,000	19,578
Canare Electric Co. Ltd.	100	1,487
Canon Electronics, Inc.	1,100	15,166
Canon Marketing Japan, Inc. (x)	2,300	45,808
Canon, Inc. (x)	34,000	827,906
Capcom Co. Ltd.	6,400	150,667
Carlit Holdings Co. Ltd.	1,000	6,138
Casio Computer Co. Ltd.	5,700	73,288
Cawachi Ltd.	800	15,314
Central Glass Co. Ltd.	1,100	20,388
Central Japan Railway Co.	5,600	747,040
Central Security Patrols Co. Ltd.	500	10,489
Central Sports Co. Ltd.	400	8,520
Change, Inc. (x)*	3,200	52,828
Chiba Bank Ltd. (The)	25,000	143,224
Chiba Kogyo Bank Ltd. (The)	2,300	5,299
Chilled & Frozen Logistics Holdings Co. Ltd.	400	5,852
Chino Corp.	400	5,821
Chiyoda Co. Ltd.	1,600	10,808
Chiyoda Integre Co. Ltd. (x)	400	7,035
Chofu Seisakusho Co. Ltd.	1,200	21,281
Chori Co. Ltd.	800	12,706
Chubu Electric Power Co., Inc.	18,800	198,084
Chubu Shiryo Co. Ltd.	1,200	10,276
Chudenko Corp.	700	12,937
Chuetsu Pulp & Paper Co. Ltd.	400	3,345
Chugai Pharmaceutical Co. Ltd.	21,000	681,866
Chugai Ro Co. Ltd.	400	5,654
Chugoku Bank Ltd. (The)	4,800	37,597
Chugoku Electric Power Co., Inc. (The)	8,100	65,558
Chugoku Marine Paints Ltd.	3,000	24,776
Chukyo Bank Ltd. (The)	500	7,898
Chuo Spring Co. Ltd.	400	2,945
CI Takiron Corp.	3,000	14,683
Citizen Watch Co. Ltd.	2,700	11,689
CKD Corp.	1,400	28,443
Cleanup Corp.	1,200	5,706
CMIC Holdings Co. Ltd.	400	5,324
CMK Corp.*	2,400	14,459
Coca-Cola Bottlers Japan Holdings, Inc. (x)	4,873	55,919
COLOPL, Inc.	1,700	9,710
Colowide Co. Ltd. (x)	2,100	29,739
Computer Engineering & Consulting Ltd.	1,600	15,106
Computer Institute of Japan Ltd.	1,200	9,024
COMSYS Holdings Corp.	3,814	84,914
Concordia Financial Group Ltd.	42,446	154,242
CONEXIO Corp.	1,000	12,831
Core Corp.	400	5,762
Corona Corp.	500	3,942
Cosel Co. Ltd.	1,800	13,363
Cosmo Energy Holdings Co. Ltd.	1,500	29,314
Create Medic Co. Ltd.	300	2,553
Create Restaurants Holdings, Inc. (x)	3,900	24,479
Credit Saison Co. Ltd.	4,700	49,398
Cresco Ltd.	600	10,907
CTI Engineering Co. Ltd.	700	15,201
CyberAgent, Inc.	18,400	306,160
Cybernet Systems Co. Ltd.	1,000	6,181
Cybozu, Inc.	2,000	31,835
Dai Nippon Printing Co. Ltd.	9,100	228,865
Dai Nippon Toryo Co. Ltd.	1,400	10,065
Daibiru Corp.	3,600	69,290
Daicel Corp.	8,200	56,672
Dai-Dan Co. Ltd.	500	9,989
Daido Kogyo Co. Ltd.	400	3,474
Daido Metal Co. Ltd.	1,000	5,268
Daido Steel Co. Ltd.	1,200	43,502
Daidoh Ltd.*	1,600	2,031
Daifuku Co. Ltd.	3,600	294,184
Daihen Corp.	1,200	49,813
Daiho Corp. (x)	800	27,645
Daiichi Jitsugyo Co. Ltd.	400	17,213
Dai-ichi Life Holdings, Inc.	38,500	778,334
Daiichi Sankyo Co. Ltd.	57,400	1,459,576
Daiichikosho Co. Ltd.	900	27,228
Daiken Corp.	1,000	18,873
Daiken Medical Co. Ltd.	400	1,947
Daiki Aluminium Industry Co. Ltd.	2,000	27,767
Daikin Industries Ltd.	8,600	1,950,569
Daikoku Denki Co. Ltd.	500	5,260
Dainichi Co. Ltd.	600	3,980
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	800	16,295
Daio Paper Corp.	2,800	46,492
Daiohs Corp.*	200	1,758
Daiseki Co. Ltd.	2,279	101,240
Daishi Hokuetsu Financial Group, Inc.	1,050	23,185
Daisue Construction Co. Ltd.	400	4,858
Daisyo Corp. (x)	600	5,122
Daito Bank Ltd. (The)	700	4,619
Daito Trust Construction Co. Ltd.	2,600	297,679
Daitobo Co. Ltd.*	1,000	843
Daitron Co. Ltd.	500	9,328

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Daiwa House Industry Co. Ltd.	21,100	$606,788
Daiwa Industries Ltd.	1,000	10,997
Daiwa Securities Group, Inc.	51,000	287,609
Daiwabo Holdings Co. Ltd.	3,050	48,787
Danto Holdings Corp. (x)*	1,000	2,060
DCM Holdings Co. Ltd.	5,800	53,699
DeNA Co. Ltd.	4,000	61,584
Denka Co. Ltd.	2,600	84,987
Denso Corp.	15,100	1,250,873
Dentsu Group, Inc. (x)	6,700	238,807
Denyo Co. Ltd.	1,100	17,672
Descente Ltd.*	2,900	106,768
DIC Corp. (x)	2,699	67,950
Digital Arts, Inc.	400	29,349
Digital Garage, Inc.	1,700	72,342
Dijet Industrial Co. Ltd.*	100	820
Dip Corp.	1,200	40,842
Disco Corp.	900	275,015
DKK Co. Ltd.	600	13,071
DKS Co. Ltd.	400	11,180
DMG Mori Co. Ltd. (x)	3,900	67,029
Doshisha Co. Ltd.	1,000	13,614
Doutor Nichires Holdings Co. Ltd. (x)	2,100	29,246
Dowa Holdings Co. Ltd.	1,800	75,659
DTS Corp.	2,200	48,273
Duskin Co. Ltd.	100	2,442
DyDo Group Holdings, Inc.	500	20,603
Dynic Corp.	400	2,511
Eagle Industry Co. Ltd.	1,000	9,598
Earth Corp. (x)	100	5,329
East Japan Railway Co.	11,800	725,562
Ebara Corp.	3,400	188,872
Ebara Jitsugyo Co. Ltd. (x)	600	12,972
Echo Trading Co. Ltd.	300	1,667
Econach Holdings Co. Ltd.*	1,500	1,161
Eco’s Co. Ltd.	400	6,624
EDION Corp.	4,400	41,043
eGuarantee, Inc.	1,600	32,186
Ehime Bank Ltd. (The)	1,400	10,150
Eiken Chemical Co. Ltd.	2,000	33,556
Eisai Co. Ltd.	8,200	465,567
Eizo Corp.	1,000	35,078
Elecom Co. Ltd.	1,400	18,414
Electric Power Development Co. Ltd.	5,600	74,339
Elematec Corp.	1,800	16,900
ENEOS Holdings, Inc.	110,550	413,541
en-Japan, Inc.	1,100	31,079
Enplas Corp.	600	14,219
Enshu Ltd.	200	1,075
eRex Co. Ltd.	1,900	33,712
Eslead Corp.	500	7,324
ESPEC Corp.	1,200	23,284
euglena Co. Ltd. (x)*	3,600	22,220
Exedy Corp.	1,500	21,712
EXEO Group, Inc.	3,058	64,441
Faith, Inc.	400	2,379
FALCO HOLDINGS Co. Ltd.	600	10,740
Fancl Corp.	2,800	83,491
FANUC Corp.	6,400	1,356,446
Fast Retailing Co. Ltd.	900	510,988
FCC Co. Ltd.	1,800	23,425
Feed One Co. Ltd.	1,504	9,165
Felissimo Corp. (x)	300	3,586
FIDEA Holdings Co. Ltd.	700	8,136
Financial Products Group Co. Ltd.	1,800	10,703
First Baking Co. Ltd.*	100	481
Food & Life Cos. Ltd.	3,200	121,012
Foster Electric Co. Ltd.	1,100	6,971
FP Corp.	800	27,262
France Bed Holdings Co. Ltd.	1,600	12,824
F-Tech, Inc.	400	2,066
Fudo Tetra Corp.	980	14,262
Fuji Co. Ltd.	1,300	22,072
Fuji Corp.	1,700	38,159
Fuji Corp. Ltd.	1,200	7,229
Fuji Electric Co. Ltd.	4,200	229,297
Fuji Kosan Co. Ltd.	400	3,557
Fuji Kyuko Co. Ltd.	1,500	53,204
Fuji Media Holdings, Inc.	7,700	74,168
Fuji Oil Co. Ltd.	3,300	7,344
Fuji Oil Holdings, Inc.	1,600	32,270
Fuji Seal International, Inc.	2,400	44,190
Fuji Soft, Inc.	1,600	77,197
Fujibo Holdings, Inc.	500	17,843
Fujicco Co. Ltd.	1,000	16,352
FUJIFILM Holdings Corp.	10,670	790,858
Fujikura Composites, Inc.	800	6,357
Fujikura Kasei Co. Ltd.	1,600	6,955
Fujikura Ltd.*	8,400	41,259
Fujimi, Inc.	1,100	74,111
Fujimori Kogyo Co. Ltd.	900	32,157
Fujita Kanko, Inc. (x)*	300	6,444
Fujitec Co. Ltd.	3,000	65,722
Fujitsu General Ltd.	2,000	47,483
Fujitsu Ltd.	6,700	1,149,187
Fujiya Co. Ltd. (x)	700	13,789
FuKoKu Co. Ltd.	500	4,421
Fukuda Corp. (x)	200	7,502
Fukui Bank Ltd. (The)	1,000	12,206
Fukui Computer Holdings, Inc.	400	11,997
Fukuoka Financial Group, Inc.	6,384	109,388
Fukushima Bank Ltd. (The)*	1,500	3,025
Fukushima Galilei Co. Ltd.	600	24,880
Fukuyama Transporting Co. Ltd.	1,600	54,594
FULLCAST Holdings Co. Ltd. (x)	1,000	21,403
Funai Soken Holdings, Inc.	2,340	53,216
Furukawa Co. Ltd.	2,100	23,185
Furukawa Electric Co. Ltd.	2,300	46,428
Fuso Pharmaceutical Industries Ltd.	400	9,041
Futaba Corp.	2,100	12,761
Futaba Industrial Co. Ltd.	3,500	13,236
Future Corp. (x)	2,000	30,479
Fuyo General Lease Co. Ltd.	600	41,572
G-7 Holdings, Inc.	1,200	17,609
Gakken Holdings Co. Ltd.	2,000	18,187
Gakujo Co. Ltd.	400	3,776
Gecoss Corp.	800	5,738
Genki Sushi Co. Ltd.	300	6,643
Geo Holdings Corp.	2,000	21,542
GLOBERIDE, Inc.	1,000	27,471

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Glory Ltd.	200	$3,806
GMO internet, Inc.	3,400	80,249
GMO Payment Gateway, Inc.	1,500	187,125
Godo Steel Ltd.	700	8,404
Goldcrest Co. Ltd.	1,100	15,482
Goldwin, Inc.	1,200	69,478
Gree, Inc. (x)	5,100	37,553
GS Yuasa Corp.	2,800	62,266
GSI Creos Corp.	600	6,165
Gun-Ei Chemical Industry Co. Ltd.	300	9,897
Gunma Bank Ltd. (The)	14,200	43,453
Gunze Ltd.	800	28,097
Gurunavi, Inc.*	2,000	7,372
H.U. Group Holdings, Inc.	2,600	66,000
H2O Retailing Corp. (x)	4,760	33,518
Hachijuni Bank Ltd. (The)	10,000	34,165
Hakudo Co. Ltd.	400	10,279
Hakuhodo DY Holdings, Inc.	10,600	176,559
Hakuto Co. Ltd.	700	16,114
Hakuyosha Co. Ltd. (x)*	100	1,380
Hamakyorex Co. Ltd.	600	15,147
Hamamatsu Photonics KK	4,600	293,523
Hankyu Hanshin Holdings, Inc.	8,400	238,425
Hanwa Co. Ltd.	2,200	62,349
Happinet Corp.	600	7,829
Hard Off Corp. Co. Ltd.	500	3,208
Harima Chemicals Group, Inc.	1,100	7,908
Haruyama Holdings, Inc.	500	2,152
Haseko Corp.	8,100	100,414
Hayashikane Sangyo Co. Ltd.	400	1,777
Hazama Ando Corp.	7,520	56,549
Heiwa Corp.	1,820	29,967
Heiwa Real Estate Co. Ltd.	1,800	60,558
Heiwado Co. Ltd.	2,400	40,289
Helios Techno Holding Co. Ltd.	1,100	2,926
Hibiya Engineering Ltd.	1,800	32,172
Hiday Hidaka Corp.	1,640	24,693
Hikari Tsushin, Inc.	700	107,772
Hino Motors Ltd.	10,700	88,182
Hioki EE Corp. (x)	500	38,164
Hirakawa Hewtech Corp.	400	4,350
Hirogin Holdings, Inc.	10,000	59,897
Hirose Electric Co. Ltd.	1,023	171,997
HIS Co. Ltd. (x)*	1,100	17,882
Hisaka Works Ltd.	1,000	7,502
Hisamitsu Pharmaceutical Co., Inc.	1,900	65,657
Hitachi Construction Machinery Co. Ltd.	2,700	78,045
Hitachi Ltd.	32,728	1,772,541
Hitachi Metals Ltd.*	7,100	131,532
Hitachi Transport System Ltd.	2,100	98,583
Hitachi Zosen Corp.	5,100	35,380
Hochiki Corp.	1,000	11,319
Hodogaya Chemical Co. Ltd.	200	10,293
Hokkaido Electric Power Co., Inc.	7,100	31,664
Hokkaido Gas Co. Ltd.	400	5,299
Hokkan Holdings Ltd.	600	7,574
Hokko Chemical Industry Co. Ltd.	1,000	8,067
Hokkoku Financial Holdings, Inc.	1,400	31,035
Hokuetsu Corp.	8,000	50,004
Hokuhoku Financial Group, Inc.	2,900	23,043
Hokuriku Electric Industry Co. Ltd.	400	4,931
Hokuriku Electric Power Co.	7,800	39,668
Hokushin Co. Ltd. (x)	800	1,106
Hokuto Corp.	1,400	23,222
Honda Motor Co. Ltd.	52,700	1,479,797
Honeys Holdings Co. Ltd.	1,080	9,567
Hoosiers Holdings	2,000	11,806
Horiba Ltd. (x)	1,400	82,274
Hoshizaki Corp.	2,000	150,396
Hosiden Corp.	3,000	30,070
Hosokawa Micron Corp.	800	23,716
House of Rose Co. Ltd.	100	1,436
Howa Machinery Ltd.	600	4,110
Hoya Corp.	12,700	1,889,046
Hulic Co. Ltd. (x)	14,800	140,499
Hurxley Corp.	600	2,300
Hyakugo Bank Ltd. (The)	11,000	32,896
Hyakujushi Bank Ltd. (The)	1,400	18,317
Ibiden Co. Ltd.	4,300	255,690
Ichibanya Co. Ltd.	800	32,305
Ichigo, Inc.	10,100	24,585
Ichiken Co. Ltd.	200	3,262
Ichikoh Industries Ltd.	2,000	9,493
Ichinen Holdings Co. Ltd.	1,300	15,110
Ichiyoshi Securities Co. Ltd.	2,700	15,468
Icom, Inc.	600	12,685
Idec Corp.	1,400	33,920
Idemitsu Kosan Co. Ltd.	7,642	195,119
IDOM, Inc.	3,300	20,742
IHI Corp.	4,600	92,616
Iida Group Holdings Co. Ltd.	5,976	139,023
Iino Kaiun Kaisha Ltd.	5,900	28,005
Ikegami Tsushinki Co. Ltd.	300	1,771
Imasen Electric Industrial	800	4,124
Impress Holdings, Inc.	1,000	1,904
Inaba Denki Sangyo Co. Ltd.	200	4,698
Inaba Seisakusho Co. Ltd.	600	7,146
Inabata & Co. Ltd.	3,200	46,652
Inageya Co. Ltd.	1,000	12,049
Ines Corp.	1,600	21,017
I-Net Corp.	550	6,656
Infocom Corp.	1,100	20,866
Infomart Corp.	6,800	55,332
Information Services International-Dentsu Ltd.	1,400	47,162
INFRONEER Holdings, Inc.	8,912	81,194
Inpex Corp. (x)	38,500	335,365
Intage Holdings, Inc.	1,200	18,340
Internet Initiative Japan, Inc.	1,400	57,811
Inui Global Logistics Co. Ltd.	490	9,866
I’rom Group Co. Ltd. (x)	300	4,285
Iseki & Co. Ltd.	1,300	15,619
Isetan Mitsukoshi Holdings Ltd.	10,500	77,588
Ishihara Sangyo Kaisha Ltd.	2,100	21,725
Ishii Iron Works Co. Ltd.	100	2,597
Ishikawa Seisakusho Ltd.*	200	2,425
Ishizuka Glass Co. Ltd.*	100	1,754
Isuzu Motors Ltd.	20,500	255,025
Itfor, Inc.	1,300	9,143
Ito En Ltd.	400	21,003
ITOCHU Corp.	45,300	1,385,425
Itochu Enex Co. Ltd.	2,700	23,402
Itochu Techno-Solutions Corp.	3,000	96,497

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Itochu-Shokuhin Co. Ltd.	300	$13,027
Itoham Yonekyu Holdings, Inc.	7,370	42,158
Itoki Corp.	2,600	8,069
IwaiCosmo Holdings, Inc.	1,100	12,957
Iwasaki Electric Co. Ltd.	400	8,061
Iwatani Corp.	600	30,253
Iwatsu Electric Co. Ltd.	500	3,577
Iyo Bank Ltd. (The)	9,100	45,567
Izumi Co. Ltd.	1,700	47,661
Izutsuya Co. Ltd.*	600	2,097
J Front Retailing Co. Ltd.	9,500	86,469
Jaccs Co. Ltd.	1,600	41,200
JAFCO Group Co. Ltd.	1,600	92,080
Jalux, Inc. (x)*	300	6,648
JANOME Corp.	1,200	7,240
Japan Airlines Co. Ltd.*	11,400	217,634
Japan Airport Terminal Co. Ltd.*	2,100	87,629
Japan Asia Investment Co. Ltd.*	800	1,349
Japan Aviation Electronics Industry Ltd.	2,000	34,617
Japan Cash Machine Co. Ltd.*	1,100	6,474
Japan Communications, Inc. (x)*	17,400	30,707
Japan Display, Inc. (x)*	17,300	5,414
Japan Electronic Materials Corp.	500	12,427
Japan Elevator Service Holdings Co. Ltd.	2,000	37,347
Japan Exchange Group, Inc.	19,300	422,476
Japan Foods Co. Ltd.	100	1,049
Japan Foundation Engineering Co. Ltd.	1,700	8,439
Japan Lifeline Co. Ltd.	1,800	17,150
Japan Material Co. Ltd.	1,900	31,284
Japan Medical Dynamic Marketing, Inc.	1,000	16,274
Japan Oil Transportation Co. Ltd.	100	2,292
Japan Petroleum Exploration Co. Ltd.	600	13,071
Japan Post Bank Co. Ltd.	18,500	169,673
Japan Post Holdings Co. Ltd.*	83,100	647,866
Japan Post Insurance Co. Ltd.	2,200	35,382
Japan Pulp & Paper Co. Ltd.	600	21,490
Japan Securities Finance Co. Ltd.	5,546	46,285
Japan Steel Works Ltd. (The)	1,700	57,046
Japan Tobacco, Inc. (x)	33,800	682,435
Japan Transcity Corp.	2,000	12,327
Japan Wool Textile Co. Ltd. (The)	4,000	31,818
Jastec Co. Ltd.	700	6,438
JBCC Holdings, Inc.	1,000	15,509
JCR Pharmaceuticals Co. Ltd.	1,200	23,201
JCU Corp.	800	38,042
Jeol Ltd.	2,000	159,784
JFE Holdings, Inc.	16,744	213,539
JGC Holdings Corp.	6,600	55,139
JINS Holdings, Inc.	500	30,470
JK Holdings Co. Ltd. (x)	1,100	10,615
JMS Co. Ltd. (x)	500	2,665
Joban Kosan Co. Ltd.*	300	3,602
J-Oil Mills, Inc.	1,000	14,518
Joshin Denki Co. Ltd.	1,000	18,604
JSP Corp.	800	11,371
JSR Corp.	6,200	235,808
JTEKT Corp.	7,500	65,526
Juki Corp.	1,400	10,321
Juroku Financial Group, Inc.	1,500	28,271
Justsystems Corp.	900	42,093
JVCKenwood Corp.	5,800	8,874
K&O Energy Group, Inc. (x)	500	6,242
Kadokawa Corp.	2,968	77,328
Kaga Electronics Co. Ltd.	1,200	34,113
Kagome Co. Ltd. (x)	2,200	57,223
Kajima Corp.	17,400	199,821
Kakaku.com, Inc.	5,200	138,781
Kaken Pharmaceutical Co. Ltd.	500	18,300
Kamei Corp.	1,000	9,067
Kamigumi Co. Ltd.	1,800	34,082
Kanaden Corp.	1,000	9,241
Kanagawa Chuo Kotsu Co. Ltd. (x)	200	5,981
Kanamoto Co. Ltd.	1,000	20,951
Kandenko Co. Ltd.	2,900	21,606
Kaneka Corp.	1,600	52,508
Kanematsu Corp.	2,500	27,841
Kanematsu Electronics Ltd.	700	24,159
Kanematsu Sustech Corp. (x)	100	1,526
Kansai Electric Power Co., Inc. (The)	24,300	226,882
Kansai Paint Co. Ltd.	7,800	169,521
Kanto Denka Kogyo Co. Ltd.	2,000	19,699
Kao Corp.	6,300	329,651
Kappa Create Co. Ltd. (x)*	1,800	20,984
Kasai Kogyo Co. Ltd.*	1,000	2,547
Katakura & Co-op Agri Corp.	55	532
Katakura Industries Co. Ltd.	1,400	30,001
Kato Sangyo Co. Ltd.	1,700	49,509
Kato Works Co. Ltd.	400	2,883
KAWADA TECHNOLOGIES, Inc.	200	7,442
Kawai Musical Instruments Manufacturing Co. Ltd.	400	11,893
Kawasaki Heavy Industries Ltd.	5,200	93,937
Kawasaki Kisen Kaisha Ltd.*	1,999	120,256
KDDI Corp.	50,500	1,475,971
Keihan Holdings Co. Ltd.	3,200	73,609
Keihanshin Building Co. Ltd.	1,400	19,011
Keihin Co. Ltd.	200	2,450
Keikyu Corp.	8,400	83,978
Keio Corp.	3,600	158,672
Keisei Electric Railway Co. Ltd.	4,700	127,071
Keiyo Bank Ltd. (The)	2,500	10,128
Keiyo Co. Ltd.	2,200	16,199
Key Coffee, Inc.	1,200	21,094
Keyence Corp.	6,660	4,184,863
KH Neochem Co. Ltd.	1,500	41,467
Kikkoman Corp.	5,000	420,325
Kimoto Co. Ltd.	2,200	4,322
Kimura Chemical Plants Co. Ltd.	1,100	8,100
Kimura Unity Co. Ltd. (x)	200	2,260
Kinden Corp.	5,000	75,111
King Jim Co. Ltd.	1,000	7,746
Kinki Sharyo Co. Ltd. (The)	100	862
Kintetsu Department Store Co. Ltd.*	100	2,270
Kintetsu Group Holdings Co. Ltd.*	6,600	184,465
Kintetsu World Express, Inc.	2,200	57,185
Kirin Holdings Co. Ltd. (x)	28,600	459,221
Kisoji Co. Ltd. (x)	1,400	26,739

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Kissei Pharmaceutical Co. Ltd.	1,200	$23,514
Kitagawa Corp.	500	6,507
Kita-Nippon Bank Ltd. (The)	300	4,152
Kitano Construction Corp.	300	5,341
Kitazawa Sangyo Co. Ltd.	1,000	2,095
Kitz Corp.	5,100	31,567
Kiyo Bank Ltd. (The)	1,900	23,306
KNT-CT Holdings Co. Ltd.*	400	4,834
Koa Corp.	1,500	21,034
Koatsu Gas Kogyo Co. Ltd.	1,000	6,859
Kobayashi Pharmaceutical Co. Ltd. (x)	100	7,859
Kobayashi Yoko Co. Ltd.	300	579
Kobe Bussan Co. Ltd.	6,000	232,374
Kobe Steel Ltd.	12,900	64,707
Koei Tecmo Holdings Co. Ltd.	1,762	69,313
Kohnan Shoji Co. Ltd.	1,100	32,370
Kohsoku Corp. (x)	700	10,132
Koito Manufacturing Co. Ltd.	4,200	222,359
Kojima Co. Ltd. (x)	1,500	7,068
Kokuyo Co. Ltd.	3,400	50,662
KOMAIHALTEC, Inc.	200	4,305
Komatsu Ltd.	125,390	2,936,086
Komatsu Matere Co. Ltd.	2,000	22,186
Komatsu Wall Industry Co. Ltd.	400	6,718
Komeri Co. Ltd.	1,600	35,566
Komori Corp.	3,400	20,306
Konaka Co. Ltd.	1,400	4,029
Konami Holdings Corp.	2,800	134,365
Konica Minolta, Inc.	16,600	75,619
Konishi Co. Ltd.	2,000	30,114
Kosaido Holdings Co. Ltd.*	900	6,251
Kose Corp. (x)	1,300	147,483
Kosei Securities Co. Ltd. (The)	200	875
Kotobuki Spirits Co. Ltd.	800	38,320
Kourakuen Holdings Corp.*	700	8,751
Krosaki Harima Corp.	200	7,676
KRS Corp.	600	4,736
K’s Holdings Corp.	6,800	66,091
Kubota Corp. (x)	37,500	832,446
Kumagai Gumi Co. Ltd.	1,000	24,959
Kumiai Chemical Industry Co. Ltd.	5,140	35,345
Kura Sushi, Inc.	1,200	37,868
Kurabo Industries Ltd.	1,200	20,416
Kuraray Co. Ltd. (x)	11,900	103,348
Kuraudia Holdings Co. Ltd. (x)*	200	421
Kureha Corp.	800	57,168
Kurimoto Ltd.	600	8,210
Kurita Water Industries Ltd.	3,500	166,131
Kusuri no Aoki Holdings Co. Ltd.	800	50,700
KYB Corp.	700	19,625
Kyocera Corp.	9,800	612,298
Kyodo Printing Co. Ltd.	300	7,472
Kyoei Sangyo Co. Ltd. (x)	100	1,494
Kyoei Steel Ltd.	1,300	15,991
Kyoei Tanker Co. Ltd. (x)	200	1,481
Kyokuto Boeki Kaisha Ltd.	200	4,479
Kyokuto Kaihatsu Kogyo Co. Ltd.	2,300	30,552
Kyokuto Securities Co. Ltd.	1,600	10,404
Kyokuyo Co. Ltd.	500	13,388
KYORIN Holdings, Inc.	3,000	48,144
Kyoritsu Maintenance Co. Ltd. (x)	1,200	42,093
Kyoritsu Printing Co. Ltd.	1,000	1,217
Kyosan Electric Manufacturing Co. Ltd.	2,000	8,050
Kyowa Electronic Instruments Co. Ltd.	1,000	3,443
Kyowa Kirin Co. Ltd.	4,900	133,543
Kyowa Leather Cloth Co. Ltd.	700	3,949
Kyudenko Corp.	2,000	61,723
Kyushu Electric Power Co., Inc.	13,800	102,813
Kyushu Financial Group, Inc.	16,770	60,939
Kyushu Railway Co.	5,600	116,450
Land Business Co. Ltd.	1,000	2,373
LAND Co. Ltd.*	1,300	113
Lasertec Corp.	3,200	981,727
LEC, Inc.	1,200	9,024
Leopalace21 Corp.*	7,300	11,677
Life Corp.	700	20,721
Lintec Corp.	900	20,616
Lion Corp. (x)	6,000	80,170
Lixil Corp.	10,040	267,518
Look Holdings, Inc.	400	4,239
M3, Inc.	13,400	674,834
Mabuchi Motor Co. Ltd.	1,600	52,856
Macnica Fuji Electronics Holdings, Inc.	1,850	44,260
Maezawa Industries, Inc.	900	4,718
Maezawa Kasei Industries Co. Ltd.	900	10,070
Maezawa Kyuso Industries Co. Ltd.	800	7,421
Makino Milling Machine Co. Ltd.	1,200	42,876
Makita Corp.	8,900	377,803
Mandom Corp.	1,400	17,234
Mani, Inc.	3,300	45,758
Marche Corp.*	300	1,048
Mars Group Holdings Corp.	600	8,789
Marubeni Construction Material Lease Co. Ltd.	100	1,514
Marubeni Corp.	64,400	626,757
Marubun Corp.	900	6,611
Marudai Food Co. Ltd.	1,200	15,898
Maruha Nichiro Corp.	1,300	27,180
Marui Group Co. Ltd.	6,700	126,102
Maruichi Steel Tube Ltd.	1,600	35,427
MARUKA FURUSATO Corp. (x)	1,216	25,202
Marusan Securities Co. Ltd.	3,900	17,596
Maruwa Co. Ltd.	300	42,511
Maruwa Unyu Kikan Co. Ltd.	2,000	25,315
Maruwn Corp.	600	1,320
Maruyama Manufacturing Co., Inc.	200	2,745
Maruzen CHI Holdings Co. Ltd.	600	1,909
Maruzen Showa Unyu Co. Ltd.	800	22,255
Matsuda Sangyo Co. Ltd.	800	16,969
Matsui Construction Co. Ltd.	1,000	6,720
Matsui Securities Co. Ltd.	1,000	6,876
MatsukiyoCocokara & Co.	3,820	141,469
Matsuya Co. Ltd.*	2,200	15,836
Matsuyafoods Holdings Co. Ltd.	500	15,735
Max Co. Ltd.	2,000	33,383
Mazda Motor Corp.*	22,000	169,260
Mebuki Financial Group, Inc.	32,760	67,496
MEC Co. Ltd. (x)	800	27,854

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Medical System Network Co. Ltd.	400	$2,135
Medipal Holdings Corp.	7,600	142,380
Megachips Corp.	1,100	49,248
Megmilk Snow Brand Co. Ltd.	2,700	46,710
Meidensha Corp.	800	19,056
Meiji Shipping Co. Ltd. (x)	1,100	6,818
Meiko Network Japan Co. Ltd.	900	4,452
Meitec Corp.	1,000	58,854
Meito Sangyo Co. Ltd.	600	8,862
Meiwa Corp. (x)	900	7,801
Meiwa Estate Co. Ltd.	700	3,615
Melco Holdings, Inc.	600	21,229
Menicon Co. Ltd.	1,400	41,381
Michinoku Bank Ltd. (The) (x)	600	4,272
Milbon Co. Ltd.	40	1,982
Mimasu Semiconductor Industry Co. Ltd.	1,000	23,037
Minebea Mitsumi, Inc.	13,137	372,879
Ministop Co. Ltd.	900	10,993
Mirait Holdings Corp.	3,600	59,369
MISUMI Group, Inc.	8,300	340,572
Mitachi Co. Ltd.	200	2,024
Mito Securities Co. Ltd.	3,000	7,120
Mitsuba Corp.*	2,000	7,807
Mitsubishi Chemical Holdings Corp.	44,220	327,527
Mitsubishi Corp.	53,110	1,686,149
Mitsubishi Electric Corp.	67,200	852,049
Mitsubishi Estate Co. Ltd.	47,700	661,198
Mitsubishi Gas Chemical Co., Inc.	6,500	110,076
Mitsubishi HC Capital, Inc.	25,820	127,720
Mitsubishi Heavy Industries Ltd.	11,500	265,831
Mitsubishi Kakoki Kaisha Ltd. (x)	300	5,735
Mitsubishi Logisnext Co. Ltd.	1,000	9,215
Mitsubishi Logistics Corp.	3,000	75,241
Mitsubishi Materials Corp.	4,100	70,395
Mitsubishi Motors Corp.*	26,200	73,113
Mitsubishi Paper Mills Ltd.*	1,800	5,070
Mitsubishi Pencil Co. Ltd.	2,000	21,055
Mitsubishi Research Institute, Inc.	400	14,049
Mitsubishi Shokuhin Co. Ltd.	1,100	26,450
Mitsubishi Steel Manufacturing Co. Ltd.	700	6,408
Mitsubishi UFJ Financial Group, Inc.	452,200	2,456,575
Mitsuboshi Belting Ltd.	1,500	28,114
Mitsui & Co. Ltd.	54,400	1,287,998
Mitsui Chemicals, Inc.	5,331	143,204
Mitsui DM Sugar Holdings Co. Ltd.	1,000	16,848
Mitsui E&S Holdings Co. Ltd.*	3,400	11,261
Mitsui Fudosan Co. Ltd.	33,900	671,487
Mitsui High-Tec, Inc.	1,400	137,164
Mitsui Matsushima Holdings Co. Ltd. (x)	800	13,151
Mitsui Mining & Smelting Co. Ltd.	1,600	43,606
Mitsui OSK Lines Ltd.	4,100	304,390
Mitsui-Soko Holdings Co. Ltd.	1,000	21,612
Mitsumura Printing Co. Ltd.	100	1,201
Mitsuuroko Group Holdings Co. Ltd.	1,900	20,085
Miura Co. Ltd.	3,000	103,277
Miyaji Engineering Group, Inc.	400	11,301
Miyakoshi Holdings, Inc. (x)*	300	2,728
Miyazaki Bank Ltd. (The)	800	14,466
Miyoshi Oil & Fat Co. Ltd.	400	4,385
Mizuho Financial Group, Inc.	87,137	1,108,245
Mizuho Leasing Co. Ltd.	1,700	47,144
Mizuno Corp.	1,200	23,410
Mochida Pharmaceutical Co. Ltd.	1,000	30,253
Modec, Inc.	1,000	11,971
Monex Group, Inc.	7,000	42,658
Money Forward, Inc.*	1,700	102,269
MonotaRO Co. Ltd.	9,800	176,610
Morinaga & Co. Ltd.	800	26,150
Morinaga Milk Industry Co. Ltd.	1,300	61,706
Morita Holdings Corp.	2,000	22,742
Morozoff Ltd.	200	10,258
Mory Industries, Inc.	400	9,476
MOS Food Services, Inc.	1,600	42,841
MrMax Holdings Ltd.	1,200	6,332
MS&AD Insurance Group Holdings, Inc.	16,200	499,816
Murata Manufacturing Co. Ltd.	20,295	1,615,590
Musashi Seimitsu Industry Co. Ltd.	2,400	39,955
Musashino Bank Ltd. (The)	1,900	29,715
Mutoh Holdings Co. Ltd.	100	1,467
Nabtesco Corp. (x)	3,800	112,484
NAC Co. Ltd.	400	3,345
Nachi-Fujikoshi Corp.	500	17,908
Nagaileben Co. Ltd.	1,200	23,618
Nagano Bank Ltd. (The)	400	4,361
Nagano Keiki Co. Ltd.	800	10,968
Nagase & Co. Ltd.	3,800	61,544
Nagatanien Holdings Co. Ltd.	500	8,493
Nagawa Co. Ltd. (x)	400	39,642
Nagoya Railroad Co. Ltd.*	4,700	71,503
Naigai Co. Ltd.*	300	777
Nakabayashi Co. Ltd.	1,000	4,503
Nakamuraya Co. Ltd.	300	9,545
Nakano Corp.	1,000	2,973
Nakayama Steel Works Ltd.	600	2,227
Nakayamafuku Co. Ltd.	700	2,118
Nakayo, Inc.	200	2,073
Namura Shipbuilding Co. Ltd.*	1,024	1,861
Nankai Electric Railway Co. Ltd.	3,200	60,506
Nanto Bank Ltd. (The)	1,100	18,561
Natori Co. Ltd.	600	10,656
NC Holdings Co. Ltd.	300	4,314
NEC Capital Solutions Ltd.	300	5,242
NEC Corp.	8,400	387,760
NEC Networks & System Integration Corp.	3,300	51,782
NET One Systems Co. Ltd.	3,000	80,848
Neturen Co. Ltd.	1,700	8,616
Nexon Co. Ltd.	19,700	380,882
Nexyz Group Corp.	500	3,051
NGK Insulators Ltd.	7,400	125,060
NGK Spark Plug Co. Ltd.	6,100	106,218
NH Foods Ltd.	2,500	89,977
NHK Spring Co. Ltd.	9,700	82,471
Nice Corp.	500	7,346
Nichia Steel Works Ltd.	1,000	2,391
Nichias Corp.	3,000	72,346

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Nichiban Co. Ltd.	500	$7,794
Nichicon Corp.	3,900	42,821
Nichiden Corp.	1,000	20,438
Nichiha Corp.	1,200	31,870
Nichi-iko Pharmaceutical Co. Ltd.	2,100	12,871
Nichimo Co. Ltd.	100	2,106
Nichirei Corp.	3,500	81,027
Nichireki Co. Ltd.	1,000	12,362
Nidec Corp.	18,054	2,121,969
Nifco, Inc.	2,300	72,181
Nihon Chouzai Co. Ltd.	600	7,172
Nihon Dempa Kogyo Co. Ltd.*	900	14,013
Nihon M&A Center Holdings, Inc.	10,400	255,050
Nihon Nohyaku Co. Ltd.	2,000	8,606
Nihon Parkerizing Co. Ltd.	3,100	30,318
Nihon Tokushu Toryo Co. Ltd.	1,000	7,589
Nihon Trim Co. Ltd.	200	5,529
Nihon Unisys Ltd.	2,100	58,967
Nihon Yamamura Glass Co. Ltd.	500	3,386
Nikkato Corp.	400	2,458
Nikkiso Co. Ltd.	4,000	27,958
Nikko Co. Ltd.	1,000	5,390
Nikkon Holdings Co. Ltd.	3,000	56,490
Nikon Corp.	8,200	88,394
Nintendo Co. Ltd.	4,200	1,958,880
Nippn Corp.	2,000	28,792
Nippo Corp.	1,500	52,030
Nippon Air Conditioning Services Co. Ltd.	1,200	8,460
Nippon Beet Sugar Manufacturing Co. Ltd.	700	10,382
Nippon Carbide Industries Co., Inc.	300	3,453
Nippon Carbon Co. Ltd.	600	21,751
Nippon Ceramic Co. Ltd. (x)	800	19,584
Nippon Chemical Industrial Co. Ltd.	400	9,465
Nippon Chemi-Con Corp.*	700	10,881
Nippon Chemiphar Co. Ltd.	100	1,748
Nippon Chutetsukan KK	100	903
Nippon Coke & Engineering Co. Ltd.	10,000	11,475
Nippon Concrete Industries Co. Ltd.	1,000	2,425
Nippon Denko Co. Ltd. (x)	5,000	12,692
Nippon Densetsu Kogyo Co. Ltd.	2,000	28,897
Nippon Electric Glass Co. Ltd. (x)	3,200	82,038
Nippon Express Co. Ltd.(r)	2,200	130,340
Nippon Felt Co. Ltd.	700	2,671
Nippon Filcon Co. Ltd.	900	4,217
Nippon Fine Chemical Co. Ltd.	1,000	20,760
Nippon Gas Co. Ltd.	3,300	43,749
Nippon Hume Corp.	1,000	6,025
Nippon Kanzai Co. Ltd.	800	20,092
Nippon Kayaku Co. Ltd.	5,000	51,465
Nippon Kinzoku Co. Ltd.*	300	2,791
Nippon Koei Co. Ltd.	800	22,186
Nippon Koshuha Steel Co. Ltd.*	500	1,565
Nippon Light Metal Holdings Co. Ltd.	280	4,196
Nippon Paint Holdings Co. Ltd. (x)	29,000	316,144
Nippon Paper Industries Co. Ltd. (x)	2,800	26,435
Nippon Parking Development Co. Ltd.	13,000	15,596
Nippon Pillar Packing Co. Ltd.	1,000	32,339
Nippon Piston Ring Co. Ltd.	400	4,479
Nippon Road Co. Ltd. (The)	400	28,653
Nippon Sanso Holdings Corp.	6,600	144,187
Nippon Seisen Co. Ltd.	200	8,641
Nippon Sharyo Ltd. (x)	400	7,160
Nippon Sheet Glass Co. Ltd.*	3,800	16,947
Nippon Shinyaku Co. Ltd.	900	62,671
Nippon Shokubai Co. Ltd.	1,000	46,249
Nippon Signal Co. Ltd.	2,800	22,272
Nippon Soda Co. Ltd.	1,400	40,285
Nippon Steel Corp.	28,615	467,298
Nippon Steel Trading Corp.	740	32,294
Nippon Suisan Kaisha Ltd.	9,200	43,429
Nippon Systemware Co. Ltd.	400	7,991
Nippon Telegraph & Telephone Corp.	80,440	2,202,782
Nippon Television Holdings, Inc.	3,100	31,477
Nippon Thompson Co. Ltd.	4,000	23,681
Nippon Yakin Kogyo Co. Ltd.	650	12,810
Nippon Yusen KK	5,900	449,309
Nipro Corp.	4,800	45,442
Nishimatsu Construction Co. Ltd.	2,200	69,712
Nishimatsuya Chain Co. Ltd. (x)	700	8,404
Nishi-Nippon Financial Holdings, Inc.	4,000	25,872
Nishi-Nippon Railroad Co. Ltd.	1,100	24,949
Nissan Chemical Corp.	3,800	220,673
Nissan Motor Co. Ltd.*	82,020	396,303
Nissan Shatai Co. Ltd.	900	5,516
Nissan Tokyo Sales Holdings Co. Ltd.	1,000	2,008
Nissei Plastic Industrial Co. Ltd.	1,000	9,093
Nissha Co. Ltd. (x)	2,200	31,939
Nisshin Group Holdings Co. Ltd.	1,400	6,171
Nisshin Oillio Group Ltd. (The)	1,200	30,243
Nisshin Seifun Group, Inc.	2,305	33,223
Nisshinbo Holdings, Inc.	4,368	33,226
Nissin Corp.	800	11,510
Nissin Electric Co. Ltd.	2,000	27,402
Nissui Pharmaceutical Co. Ltd.	500	4,490
Nitori Holdings Co. Ltd.	3,000	449,231
Nitta Corp.	1,100	28,181
Nittetsu Mining Co. Ltd.	300	17,187
Nitto Boseki Co. Ltd.	1,000	25,602
Nitto Denko Corp.	4,720	364,781
Nitto Fuji Flour Milling Co. Ltd.	200	6,607
Nitto Kogyo Corp.	1,800	24,880
Nitto Kohki Co. Ltd.	700	11,142
Nitto Seiko Co. Ltd.	1,000	5,651
Nitto Seimo Co. Ltd.	100	1,221
Nittoc Construction Co. Ltd.	750	4,290
NOF Corp.	2,900	146,475
Nohmi Bosai Ltd.	1,000	19,569
NOK Corp.	5,000	54,421
Nomura Co. Ltd.	4,000	33,139
Nomura Holdings, Inc.	122,600	534,716
Nomura Real Estate Holdings, Inc.	4,100	94,347

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Nomura Research Institute Ltd.	9,909	$425,114
Noritake Co. Ltd.	600	26,184
Noritsu Koki Co. Ltd.	1,100	25,944
Noritz Corp. (x)	2,300	33,551
North Pacific Bank Ltd.	2,400	5,216
NS Solutions Corp.	1,000	30,818
NS United Kaiun Kaisha Ltd.	400	12,153
NSD Co. Ltd.	2,260	41,062
NSK Ltd.	14,500	93,028
NTN Corp.*	13,000	27,123
NTT Data Corp.	18,200	390,170
Obara Group, Inc. (x)	800	24,063
Obayashi Corp.	9,500	73,503
OBIC Business Consultants Co. Ltd.	1,200	50,595
Obic Co. Ltd.	1,400	262,888
Odakyu Electric Railway Co. Ltd.	10,499	194,957
Oenon Holdings, Inc.	3,000	9,389
Ogaki Kyoritsu Bank Ltd. (The)	1,600	26,887
Ohara, Inc. (x)	400	4,277
Ohashi Technica, Inc.	600	7,109
OIE Sangyo Co. Ltd. (x)*	300	2,595
Oiles Corp.	1,560	22,906
Oita Bank Ltd. (The)	700	11,124
Oizumi Corp.	400	1,374
Oji Holdings Corp.	27,800	134,614
Okabe Co. Ltd. (x)	2,700	17,017
Okamoto Industries, Inc.	800	29,384
Okamura Corp.	4,000	44,719
Okasan Securities Group, Inc.	6,000	19,873
Okaya Electric Industries Co. Ltd.	600	1,695
Oki Electric Industry Co. Ltd.	3,600	28,292
Okinawa Electric Power Co., Inc. (The) (x)	2,273	28,751
Okinawa Financial Group, Inc.	1,080	20,749
OKK Corp.*	400	3,540
OKUMA Corp.	1,000	44,510
Okumura Corp.	1,300	36,447
Okura Industrial Co. Ltd. (x)	600	11,418
Okuwa Co. Ltd.	1,000	8,267
Olympic Group Corp. (x)	800	4,715
Olympus Corp.	38,300	882,169
Omron Corp.	6,300	627,645
Ono Pharmaceutical Co. Ltd.	16,000	397,253
ONO Sokki Co. Ltd. (x)	500	2,130
Onoken Co. Ltd.	1,000	14,561
Onward Holdings Co. Ltd.	1,000	2,599
Open House Group Co. Ltd.	2,000	104,668
Optex Group Co. Ltd.	1,600	22,853
Optorun Co. Ltd.	1,000	20,655
Oracle Corp.	1,300	98,774
Organo Corp.	400	30,079
Orient Corp. (x)	16,500	17,930
Oriental Land Co. Ltd.	7,000	1,180,257
Oriental Shiraishi Corp.*	450	912
Origin Co. Ltd.	200	2,206
ORIX Corp.	41,900	855,083
Osaka Gas Co. Ltd.	13,200	218,145
Osaka Soda Co. Ltd.	1,000	26,428
Osaka Steel Co. Ltd.	800	8,040
OSAKA Titanium Technologies Co. Ltd.*	1,100	7,555
Osaki Electric Co. Ltd.	1,000	4,069
OSG Corp.	2,200	34,158
Otsuka Corp. (x)	4,200	200,452
Otsuka Holdings Co. Ltd.	13,300	482,028
Outsourcing, Inc. (x)	3,000	40,424
Oyo Corp.	1,200	22,429
Pacific Industrial Co. Ltd.	2,000	21,125
Pacific Metals Co. Ltd. (x)	899	16,655
Pack Corp. (The) (x)	900	21,109
PAL GROUP Holdings Co. Ltd.	1,400	20,885
PALTAC Corp.	1,050	43,221
Pan Pacific International Holdings Corp.	16,700	230,400
Panasonic Corp.	79,385	873,007
Paris Miki Holdings, Inc.	1,500	2,895
Park24 Co. Ltd.*	4,000	54,803
Pasco Corp. (x)	200	2,356
Pasona Group, Inc. (x)	1,000	28,688
Pegasus Sewing Machine Manufacturing Co. Ltd.	1,200	5,560
Penta-Ocean Construction Co. Ltd.	10,300	58,202
PeptiDream, Inc.*	3,400	75,224
Persol Holdings Co. Ltd.	6,400	185,830
PIA Corp. (x)*	300	8,789
Pigeon Corp. (x)	4,300	82,165
Pilot Corp.	1,100	42,076
Piolax, Inc.	1,500	22,924
Plenus Co. Ltd.	1,500	26,302
Pola Orbis Holdings, Inc. (x)	3,000	49,996
Poplar Co. Ltd.*	300	396
Press Kogyo Co. Ltd.	5,000	16,952
Prima Meat Packers Ltd.	1,400	30,232
Pronexus, Inc.	1,300	12,612
PS Mitsubishi Construction Co. Ltd.	800	4,215
Raito Kogyo Co. Ltd.	800	13,777
Raiznext Corp.	2,600	26,423
Raksul, Inc.*	1,100	54,316
Rakus Co. Ltd.	2,000	53,899
Rakuten Group, Inc.	31,300	314,007
Rasa Corp.	500	4,216
Rasa Industries Ltd.	400	5,828
Recruit Holdings Co. Ltd.	51,400	3,115,368
Relia, Inc.	1,600	13,562
Relo Group, Inc.	3,600	65,065
Renaissance, Inc.	500	4,847
Renesas Electronics Corp.*	35,300	436,685
Rengo Co. Ltd.	5,800	43,867
RENOVA, Inc.*	1,200	21,720
Resol Holdings Co. Ltd.	100	3,686
Resona Holdings, Inc.	78,400	304,931
Resorttrust, Inc.	3,800	62,073
Restar Holdings Corp.	700	12,268
Rheon Automatic Machinery Co. Ltd.	1,000	11,310
Rhythm Co. Ltd.	600	6,734
Ricoh Co. Ltd.	16,400	152,694
Ricoh Leasing Co. Ltd.	800	26,845
Right On Co. Ltd. (x)*	900	5,868
Riken Corp.	400	8,951
Riken Keiki Co. Ltd.	1,000	51,030

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Riken Technos Corp.	2,000	$9,041
Ringer Hut Co. Ltd.	900	17,393
Rinnai Corp.	1,700	153,403
Riso Kagaku Corp.	1,800	33,581
Riso Kyoiku Co. Ltd.	3,900	13,324
Rock Field Co. Ltd. (x)	1,200	15,711
Rohm Co. Ltd.	3,100	282,161
Roland DG Corp.	500	16,257
Round One Corp.	3,300	39,131
Royal Holdings Co. Ltd. (x)*	1,800	29,700
Ryobi Ltd.	1,400	13,339
Ryoden Corp.	500	7,937
Ryohin Keikaku Co. Ltd.	9,100	138,759
Ryosan Co. Ltd.	700	13,832
Ryoyo Electro Corp.	1,600	33,355
S Foods, Inc.	500	15,126
Sagami Holdings Corp. (x)*	1,000	9,145
Saibu Gas Holdings Co. Ltd.	1,300	24,015
Saizeriya Co. Ltd.	1,600	41,798
Sakai Chemical Industry Co. Ltd.	800	15,940
Sakai Heavy Industries Ltd.	200	4,832
Sakai Moving Service Co. Ltd.	400	15,057
Sakata INX Corp.	2,000	17,282
Sakata Seed Corp.	1,100	31,414
Sala Corp. (x)	1,000	5,494
San Holdings, Inc.	400	5,296
San ju San Financial Group, Inc.	990	12,669
San-A Co. Ltd.	800	29,071
San-Ai Oil Co. Ltd.	2,000	23,211
Sanden Corp.*	1,400	2,763
Sangetsu Corp.	1,800	25,397
San-In Godo Bank Ltd. (The)	7,000	39,433
Sanix, Inc.*	1,800	3,709
Sanken Electric Co. Ltd.	300	16,457
Sanki Engineering Co. Ltd.	3,000	37,529
Sanko Metal Industrial Co. Ltd.	100	2,112
Sankyo Co. Ltd.	700	18,140
Sankyo Seiko Co. Ltd.	2,000	9,684
Sankyo Tateyama, Inc.	1,700	10,700
Sankyu, Inc.	1,700	70,495
Sanoh Industrial Co. Ltd. (x)	1,400	11,514
Sanrio Co. Ltd.	2,000	43,450
Sanritsu Corp.	300	2,222
Sansan, Inc.*	3,600	78,460
Sanshin Electronics Co. Ltd.	1,500	19,247
Santen Pharmaceutical Co. Ltd.	13,400	163,903
Sanwa Holdings Corp.	8,800	93,868
Sanyo Chemical Industries Ltd.	600	27,854
Sanyo Industries Ltd.	100	1,513
Sanyo Shokai Ltd.*	600	4,637
Sanyo Special Steel Co. Ltd.	1,200	21,229
Sapporo Holdings Ltd. (x)	2,500	47,444
Sata Construction Co. Ltd.	800	3,276
Sato Holdings Corp.	1,200	22,961
Sato Shoji Corp.	1,000	10,215
Satori Electric Co. Ltd.	900	8,427
Sawai Group Holdings Co. Ltd.	1,800	68,773
Saxa Holdings, Inc.	300	3,479
SB Technology Corp.	400	8,961
SBI Holdings, Inc.	7,860	214,215
SCREEN Holdings Co. Ltd.	1,300	139,798
Scroll Corp. (x)	1,700	12,547
SCSK Corp.	4,596	91,457
Secom Co. Ltd.	6,400	444,322
Sega Sammy Holdings, Inc.	6,700	105,250
Seibu Holdings, Inc.*	8,500	79,510
Seika Corp.	800	11,399
Seikagaku Corp.	2,400	19,633
Seikitokyu Kogyo Co. Ltd.	600	4,235
Seiko Epson Corp.	8,400	151,234
Seiko Holdings Corp.	1,200	23,399
Seino Holdings Co. Ltd.	5,000	50,639
Seiren Co. Ltd.	3,200	70,020
Sekisui Chemical Co. Ltd.	15,400	257,314
Sekisui House Ltd.	23,400	502,257
Sekisui Jushi Corp.	1,000	18,178
Sekisui Kasei Co. Ltd.	1,000	4,173
Senko Group Holdings Co. Ltd. (x)	4,000	32,235
Senshu Ikeda Holdings, Inc.	6,880	10,168
Senshukai Co. Ltd. (x)	2,200	7,440
Seven & i Holdings Co. Ltd.	26,136	1,148,775
Seven Bank Ltd.	2,700	5,586
SG Holdings Co. Ltd.	13,400	313,711
Sharp Corp.	8,100	93,020
Shibaura Machine Co. Ltd.	1,400	45,762
Shibaura Mechatronics Corp.	200	16,778
Shibusawa Warehouse Co. Ltd. (The)	600	12,200
Shibuya Corp.	700	18,195
SHIFT, Inc.*	500	103,712
Shiga Bank Ltd. (The)	200	3,597
Shikibo Ltd.	700	5,489
Shikoku Bank Ltd. (The)	1,600	10,794
Shikoku Chemicals Corp.	1,000	12,266
Shikoku Electric Power Co., Inc.	2,700	19,012
Shima Seiki Manufacturing Ltd.	900	15,452
Shimadzu Corp.	8,000	337,651
Shimamura Co. Ltd.	800	67,182
Shimano, Inc.	2,600	693,002
Shimizu Bank Ltd. (The)	400	5,536
Shimizu Corp.	9,500	58,885
Shimojima Co. Ltd.	800	7,775
Shin Nippon Air Technologies Co. Ltd.	900	18,786
Shin Nippon Biomedical Laboratories Ltd. (x)	700	8,641
Shinagawa Refractories Co. Ltd.	300	10,354
Shindengen Electric Manufacturing Co. Ltd.*	400	12,901
Shin-Etsu Chemical Co. Ltd.	11,600	2,008,798
Shin-Etsu Polymer Co. Ltd.	2,500	24,059
Shingakukai Holdings Co. Ltd.	600	1,487
Shin-Keisei Electric Railway Co. Ltd.	200	3,556
Shinko Electric Industries Co. Ltd.	3,100	147,953
Shinko Shoji Co. Ltd.	2,200	17,557
Shinmaywa Industries Ltd.	1,800	13,692
Shinnihon Corp.	1,600	11,364
Shinsei Bank Ltd. (x)	4,900	79,785
Shinsho Corp.	300	9,050
Shinwa Co. Ltd.	600	11,261
Shinyei Kaisha*	100	869
Shionogi & Co. Ltd.	6,400	452,056

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Ship Healthcare Holdings, Inc.	3,000	$69,895
Shiseido Co. Ltd.	13,700	763,903
Shizuoka Bank Ltd. (The)	13,900	99,329
Shizuoka Gas Co. Ltd.	3,000	25,689
SHO-BOND Holdings Co. Ltd.	1,800	80,901
Shobunsha Holdings, Inc.*	700	2,714
Shochiku Co. Ltd.*	400	41,763
Showa Denko KK (x)	4,500	94,475
Showa Sangyo Co. Ltd.	1,000	23,116
Shuei Yobiko Co. Ltd. (x)	200	718
Siix Corp. (x)	1,400	17,234
Sinanen Holdings Co. Ltd.	400	12,640
Sinfonia Technology Co. Ltd.	1,400	15,968
Sintokogio Ltd.	2,600	16,048
SK Japan Co. Ltd.	200	772
SKY Perfect JSAT Holdings, Inc.	9,000	32,861
Skylark Holdings Co. Ltd. (x)	7,900	103,772
SMC Corp.	2,100	1,416,491
SMK Corp.	300	5,951
SMS Co. Ltd.	2,800	110,267
SNT Corp.	2,400	4,820
Soda Nikka Co. Ltd.	1,000	7,155
SoftBank Corp.	76,000	960,984
SoftBank Group Corp.	51,712	2,442,867
Sohgo Security Services Co. Ltd.	2,900	115,213
Sojitz Corp.	2,000	30,044
Sompo Holdings, Inc.	13,050	551,247
Sony Group Corp.	43,500	5,473,898
Soshin Electric Co. Ltd. (x)	600	4,528
Sotetsu Holdings, Inc.	3,000	54,925
Space Value Holdings Co. Ltd. (x)*	2,000	19,943
SPK Corp.	400	4,837
S-Pool, Inc. (x)	3,800	40,203
Square Enix Holdings Co. Ltd.	2,800	143,615
SRA Holdings	600	15,064
ST Corp.	600	8,017
St Marc Holdings Co. Ltd.	800	10,175
Stanley Electric Co. Ltd.	5,400	135,153
Star Micronics Co. Ltd.	2,300	30,972
Starzen Co. Ltd.	800	13,909
Stella Chemifa Corp.	500	11,497
Strike Co. Ltd.	700	31,157
Studio Alice Co. Ltd.	500	9,315
Subaru Corp.	16,400	293,270
Sugimoto & Co. Ltd.	600	12,675
SUMCO Corp.	8,000	163,366
Sumida Corp. (x)	700	7,710
Suminoe Textile Co. Ltd.	300	3,967
Sumiseki Holdings, Inc.	3,800	4,625
Sumitomo Bakelite Co. Ltd.	1,200	60,819
Sumitomo Chemical Co. Ltd.	44,000	207,320
Sumitomo Corp.	42,680	630,943
Sumitomo Dainippon Pharma Co. Ltd.	4,700	54,138
Sumitomo Densetsu Co. Ltd.	900	16,329
Sumitomo Electric Industries Ltd.	23,100	301,125
Sumitomo Forestry Co. Ltd. (x)	4,800	92,887
Sumitomo Heavy Industries Ltd.	4,000	96,983
Sumitomo Metal Mining Co. Ltd.	8,700	329,001
Sumitomo Mitsui Construction Co. Ltd.	7,200	26,790
Sumitomo Mitsui Financial Group, Inc.	44,150	1,513,374
Sumitomo Mitsui Trust Holdings, Inc.	13,141	439,023
Sumitomo Osaka Cement Co. Ltd. (x)	200	6,146
Sumitomo Precision Products Co. Ltd.*	200	3,689
Sumitomo Realty & Development Co. Ltd.	15,900	467,615
Sumitomo Riko Co. Ltd.	2,000	10,328
Sumitomo Rubber Industries Ltd. (x)	7,284	74,214
Sumitomo Seika Chemicals Co. Ltd.	400	10,902
Sumitomo Warehouse Co. Ltd. (The)	4,500	75,971
Sun Frontier Fudousan Co. Ltd.	1,000	8,719
Sundrug Co. Ltd.	2,300	60,084
Suntory Beverage & Food Ltd.	400	14,466
Sun-Wa Technos Corp.	600	8,367
Suruga Bank Ltd.	5,500	24,289
Suzuden Corp.	300	4,726
Suzuken Co. Ltd.	3,190	92,070
Suzuki Motor Corp.	14,000	539,042
SWCC Showa Holdings Co. Ltd.	1,500	21,686
Sysmex Corp.	4,900	662,392
Systena Corp.	16,000	59,810
T Hasegawa Co. Ltd.	1,600	37,611
T RAD Co. Ltd.	400	9,747
T&D Holdings, Inc.	21,600	276,408
Tac Co. Ltd.	700	1,351
Tachibana Eletech Co. Ltd.	840	11,691
Tachi-S Co. Ltd.	1,600	17,582
Tadano Ltd.	5,000	48,161
Taihei Dengyo Kaisha Ltd.	500	12,475
Taiheiyo Cement Corp.	4,478	88,486
Taiheiyo Kouhatsu, Inc.	400	2,219
Taiho Kogyo Co. Ltd.	800	5,647
Taikisha Ltd.	1,000	27,210
Taiko Pharmaceutical Co. Ltd. (x)	1,200	8,596
Taisei Corp.	5,800	176,224
Taisei Lamick Co. Ltd.	300	7,130
Taisho Pharmaceutical Holdings Co. Ltd.	1,400	64,383
Taiyo Holdings Co. Ltd.	1,800	54,455
Taiyo Yuden Co. Ltd.	3,000	172,651
Takachiho Koheki Co. Ltd.	500	6,716
Takadakiko Co. Ltd.	100	2,480
Takamatsu Construction Group Co. Ltd.	1,000	17,135
Takano Co. Ltd.	400	2,497
Takaoka Toko Co. Ltd.	400	4,941
Taka-Q Co. Ltd. (x)*	500	491
Takara & Co. Ltd.	700	12,019
Takara Holdings, Inc.	6,000	63,688
Takara Leben Co. Ltd.	4,400	11,055
Takara Standard Co. Ltd.	2,500	30,709
Takasago International Corp.	800	20,099
Takasago Thermal Engineering Co. Ltd.	1,900	31,317
Takashima & Co. Ltd.	200	4,192

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Takashimaya Co. Ltd.	5,300	$49,300
Take And Give Needs Co. Ltd.*	600	5,033
Takeda Pharmaceutical Co. Ltd.	57,700	1,573,545
Takihyo Co. Ltd.	200	2,780
Takuma Co. Ltd.	4,000	49,552
Tamron Co. Ltd. (x)	1,200	29,784
Tamura Corp. (x)	3,000	17,448
Tanaka Co. Ltd.	300	1,680
Tanseisha Co. Ltd.	1,950	13,307
Tatsuta Electric Wire and Cable Co. Ltd.	2,000	8,311
Taya Co. Ltd.*	200	942
Tayca Corp.	1,000	11,275
TBK Co. Ltd.	1,000	3,503
TBS Holdings, Inc.	3,700	53,684
TDC Soft, Inc.	800	8,033
TDK Corp.	10,200	398,140
Teac Corp. (x)*	600	835
TechnoPro Holdings, Inc.	4,500	136,530
Teijin Ltd.	5,200	63,966
Teikoku Electric Manufacturing Co. Ltd.	800	10,286
Teikoku Sen-I Co. Ltd. (x)	1,000	20,177
Teikoku Tsushin Kogyo Co. Ltd.	400	4,792
Tekken Corp.	800	12,463
Ten Allied Co. Ltd.*	800	2,149
Tenma Corp.	1,100	25,246
TerraSky Co. Ltd. (x)*	1,100	16,859
Terumo Corp.	17,500	739,372
T-Gaia Corp.	600	8,638
THK Co. Ltd. (x)	4,000	96,427
Tigers Polymer Corp.	600	2,389
TIS, Inc.	6,900	205,446
Titan Kogyo Ltd.	100	1,451
TKC Corp.	1,800	54,064
Toa Corp./Hyogo	1,000	7,024
Toa Corp./Tokyo	1,100	23,142
TOA ROAD Corp.	200	8,433
Toabo Corp. (x)	400	1,471
Toagosei Co. Ltd.	3,900	39,193
Tobishima Corp.	800	7,087
Tobu Railway Co. Ltd.	6,800	155,000
TOC Co. Ltd.	4,700	27,130
Tocalo Co. Ltd.	2,400	30,775
Tochigi Bank Ltd. (The)	6,000	12,049
Toda Corp.	8,800	55,693
Toda Kogyo Corp.*	100	3,834
Toei Co. Ltd.	200	30,496
Toenec Corp.	200	5,877
Toho Bank Ltd. (The)	10,000	18,430
Toho Co. Ltd.	4,100	175,541
Toho Co. Ltd./Kobe*	400	4,465
Toho Gas Co. Ltd.	3,700	94,213
Toho Holdings Co. Ltd.	1,900	28,988
Toho Titanium Co. Ltd.	2,100	17,252
Toho Zinc Co. Ltd.	700	13,869
Tohoku Bank Ltd. (The)	600	5,242
Tohoku Electric Power Co., Inc.	11,700	82,997
Tohto Suisan Co. Ltd. (x)	200	7,216
Tokai Carbon Co. Ltd. (x)	6,400	67,210
TOKAI Holdings Corp.	2,000	15,109
Tokai Rika Co. Ltd.	2,900	39,026
Tokai Senko KK	100	980
Tokai Tokyo Financial Holdings, Inc.	9,600	32,965
Token Corp.	520	42,719
Tokio Marine Holdings, Inc.	23,600	1,311,407
Tokushu Tokai Paper Co. Ltd.	800	28,653
Tokuyama Corp.	2,200	34,961
Tokyo Century Corp.	1,400	67,913
Tokyo Electric Power Co. Holdings, Inc.*	54,600	140,974
Tokyo Electron Ltd.	4,700	2,708,128
Tokyo Energy & Systems, Inc.	1,000	9,493
Tokyo Gas Co. Ltd.	13,500	241,998
Tokyo Individualized Educational Institute, Inc.	900	4,984
Tokyo Keiki, Inc.	800	6,955
Tokyo Kikai Seisakusho Ltd. (x)*	300	2,712
Tokyo Kiraboshi Financial Group, Inc.	1,451	19,148
Tokyo Ohka Kogyo Co. Ltd.	1,300	76,850
Tokyo Rakutenchi Co. Ltd.	200	6,981
Tokyo Rope Manufacturing Co. Ltd.*	800	6,065
Tokyo Sangyo Co. Ltd.	1,000	6,546
Tokyo Seimitsu Co. Ltd.	800	35,469
Tokyo Steel Manufacturing Co. Ltd.	3,800	45,489
Tokyo Tatemono Co. Ltd. (x)	7,591	110,866
Tokyo Tekko Co. Ltd.	400	4,604
Tokyo Theatres Co., Inc.*	400	4,222
Tokyotokeiba Co. Ltd. (x)	800	29,662
Tokyu Construction Co. Ltd.	4,940	28,602
Tokyu Corp.	18,000	239,103
Tokyu Fudosan Holdings Corp.	20,000	111,797
Toli Corp.	3,000	5,555
Tomato Bank Ltd.	400	3,689
Tomen Devices Corp.	100	6,529
Tomoe Corp.	1,800	7,448
Tomoe Engineering Co. Ltd.	400	7,807
Tomoegawa Co. Ltd. (x)*	400	2,931
Tomoku Co. Ltd.	800	12,435
TOMONY Holdings, Inc.	9,400	25,905
Tomy Co. Ltd.	3,700	35,350
Tonami Holdings Co. Ltd.	200	6,781
Top Culture Co. Ltd.*	400	967
Topcon Corp.	2,800	40,383
Toppan, Inc.	9,200	172,435
Topre Corp.	2,500	25,885
Topy Industries Ltd.	1,000	9,693
Toray Industries, Inc.	49,800	295,172
Toridoll Holdings Corp.	2,200	47,546
Torigoe Co. Ltd. (The) (x)	1,200	6,969
Torii Pharmaceutical Co. Ltd. (x)	800	20,016
Torishima Pump Manufacturing Co. Ltd.	1,500	12,479
Tose Co. Ltd.	300	1,854
Toshiba Corp.	5,700	234,382
Toshiba TEC Corp.	600	24,541
Tosoh Corp.	10,700	158,691
Totetsu Kogyo Co. Ltd.	1,000	21,794
TOTO Ltd.	5,400	248,335
Totoku Electric Co. Ltd.	100	2,554

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Tottori Bank Ltd. (The)	300	$3,025
Toukei Computer Co. Ltd. (x)	200	8,546
Tow Co. Ltd.	1,200	3,213
Towa Bank Ltd. (The)	1,300	6,125
Towa Corp.	1,200	33,852
Towa Pharmaceutical Co. Ltd.	1,800	44,816
Toyo Construction Co. Ltd.	3,600	18,183
Toyo Corp.	1,600	15,523
Toyo Denki Seizo KK	400	3,717
Toyo Engineering Corp.*	1,600	9,848
Toyo Ink SC Holdings Co. Ltd. (x)	200	3,347
Toyo Kanetsu KK	600	13,097
Toyo Logistics Co. Ltd. (x)	1,000	2,773
Toyo Machinery & Metal Co. Ltd.	1,000	4,703
Toyo Securities Co. Ltd.	4,000	5,146
Toyo Seikan Group Holdings Ltd.	4,800	57,293
Toyo Shutter Co. Ltd.	200	979
Toyo Sugar Refining Co. Ltd.	200	1,791
Toyo Tanso Co. Ltd.	700	19,473
Toyo Tire Corp.	5,000	77,980
Toyo Wharf & Warehouse Co. Ltd.	300	3,776
Toyobo Co. Ltd.	1,700	18,562
Toyoda Gosei Co. Ltd.	2,400	52,202
Toyota Boshoku Corp.	1,800	35,302
Toyota Industries Corp.	5,700	455,386
Toyota Motor Corp.	586,340	10,732,321
Toyota Tsusho Corp.	7,800	359,385
TPR Co. Ltd.	1,500	18,595
Transcosmos, Inc.	1,600	45,623
Trend Micro, Inc. (x)	3,400	188,872
Trusco Nakayama Corp.	1,400	33,238
TS Tech Co. Ltd.	4,600	56,545
TSI Holdings Co. Ltd.*	4,825	14,220
Tsubakimoto Chain Co.	1,200	32,965
Tsubakimoto Kogyo Co. Ltd.	200	7,711
Tsudakoma Corp. (x)*	300	1,643
Tsugami Corp.	3,000	45,823
Tsukamoto Corp. Co. Ltd.	200	2,311
Tsukishima Kikai Co. Ltd.	2,000	19,717
Tsukuba Bank Ltd.	5,400	8,309
Tsumura & Co.	2,700	76,871
Tsuruha Holdings, Inc.	1,500	143,962
Tsutsumi Jewelry Co. Ltd.	500	8,441
TV Asahi Holdings Corp.	3,000	37,373
Tv Tokyo Holdings Corp.	500	8,876
TYK Corp.	1,000	2,686
UACJ Corp.*	1,226	28,340
Ube Industries Ltd.	900	15,632
Uchida Yoko Co. Ltd.	400	18,326
Ueki Corp. (x)	200	2,504
Ulvac, Inc.	1,200	75,111
Unicafe, Inc. (x)	300	2,650
Unicharm Corp.	7,900	343,320
Uniden Holdings Corp.*	300	9,532
Unipres Corp.	1,600	11,183
United Arrows Ltd.	1,100	17,509
United Super Markets Holdings, Inc.	3,520	32,345
Unitika Ltd.*	2,900	7,563
Ushio, Inc.	3,900	64,757
USS Co. Ltd.	7,300	113,977
UT Group Co. Ltd.	1,600	60,158
Utoc Corp.	900	5,665
Valor Holdings Co. Ltd.	2,400	44,774
Valqua Ltd.	1,000	23,576
Vital KSK Holdings, Inc.	2,300	16,136
Wacoal Holdings Corp.	500	9,280
Wacom Co. Ltd.	8,000	63,705
Wakachiku Construction Co. Ltd.	700	11,361
Wakamoto Pharmaceutical Co. Ltd.*	1,000	2,712
Warabeya Nichiyo Holdings Co. Ltd.	700	12,554
WATAMI Co. Ltd. (x)*	1,400	10,990
Weathernews, Inc.	300	25,089
Welcia Holdings Co. Ltd.	1,500	46,814
West Japan Railway Co.	6,100	255,073
Wood One Co. Ltd.	400	3,575
Xebio Holdings Co. Ltd.	1,400	11,221
YAC Holdings Co. Ltd. (x)	500	4,860
Yahagi Construction Co. Ltd.	1,700	11,306
Yaizu Suisankagaku Industry Co. Ltd.	600	4,747
Yakult Honsha Co. Ltd.	3,400	177,345
YAMABIKO Corp.	2,000	21,664
Yamada Holdings Co. Ltd.	22,372	76,434
Yamagata Bank Ltd. (The)	1,400	10,564
Yamaguchi Financial Group, Inc.	4,000	23,403
Yamaha Corp.	4,200	207,024
Yamaha Motor Co. Ltd. (x)	8,500	203,873
Yamaichi Electronics Co. Ltd.	1,200	24,265
Yamanashi Chuo Bank Ltd. (The)	1,400	10,467
Yamashita Health Care Holdings, Inc.	100	1,753
Yamatane Corp.	600	8,424
Yamato Corp.	1,000	6,607
Yamato Holdings Co. Ltd.	11,700	274,929
Yamato International, Inc.	700	1,747
Yamato Kogyo Co. Ltd.	1,200	38,859
Yamaura Corp.	500	4,195
Yamaya Corp.	110	2,340
Yamazaki Baking Co. Ltd.	500	6,642
Yamazawa Co. Ltd.	300	4,241
Yamazen Corp.	4,700	43,964
Yaskawa Electric Corp.	7,600	372,633
Yasuda Logistics Corp.	1,000	8,554
Yellow Hat Ltd.	2,200	31,614
Yodogawa Steel Works Ltd.	1,800	39,824
Yokogawa Bridge Holdings Corp.	2,000	38,181
Yokogawa Electric Corp.	6,400	115,393
Yokohama Rubber Co. Ltd. (The) (x)	5,000	80,110
Yokorei Co. Ltd.	2,600	18,873
Yokowo Co. Ltd.	1,000	25,732
Yomeishu Seizo Co. Ltd.	500	7,807
Yondenko Corp.	400	5,978
Yondoshi Holdings, Inc.	900	13,778
Yorozu Corp.	700	6,530
Yoshinoya Holdings Co. Ltd.	3,000	60,532
Yuasa Trading Co. Ltd.	1,200	31,077
Yuken Kogyo Co. Ltd.	200	2,945
Yurtec Corp.	2,000	11,684

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Yushin Precision Equipment Co. Ltd.	1,200	$7,845
Yushiro Chemical Industry Co. Ltd.	600	5,852
YU-WA Creation Holdings Co. Ltd.	700	1,223
Z Holdings Corp.	95,400	553,507
Zappallas, Inc.	1,000	4,903
Zenkoku Hosho Co. Ltd.	2,400	104,529
Zenrin Co. Ltd.	2,550	22,013
Zensho Holdings Co. Ltd.	3,200	75,222
Zeon Corp.	7,000	80,753
Zeria Pharmaceutical Co. Ltd.	1,100	18,800
Zojirushi Corp. (x)	1,800	22,565
ZOZO, Inc.	4,800	149,804
Zuken, Inc.	800	25,732

		169,214,752

Jordan (0.0%)
Hikma Pharmaceuticals plc	9,798	294,286

Mexico (0.3%)
Fresnillo plc	13,028	157,437
Grupo Televisa SAB (ADR)	353,900	3,316,043

		3,473,480

Netherlands (5.3%)
Adyen NV (m)*	2,359	6,208,045
ASML Holding NV	32,230	25,931,548
EXOR NV	82,300	7,398,438
ING Groep NV	317,551	4,425,873
Koninklijke Ahold Delhaize NV	86,684	2,974,015
Koninklijke Philips NV	71,851	2,680,254
Royal Dutch Shell plc, Class A	285,904	6,276,128
Royal Dutch Shell plc, Class B	223,784	4,914,296

		60,808,597

New Zealand (0.1%)
a2 Milk Co. Ltd. (The) (x)*	38,331	152,267
Chorus Ltd.	8,126	39,611
Fisher & Paykel Healthcare Corp. Ltd.	7,356	163,392
Fletcher Building Ltd.	17,976	88,672
SKYCITY Entertainment Group Ltd.	12,612	26,335
Spark New Zealand Ltd.	15,442	48,197
Xero Ltd.*	6,287	646,962

		1,165,436

Russia (0.1%)
Coca-Cola HBC AG*	13,919	481,363
Evraz plc	36,843	300,011

		781,374

South Africa (0.5%)
Anglo American plc	85,198	3,478,044
Naspers Ltd., Class N	17,395	2,698,490

		6,176,534

South Korea (0.8%)
NAVER Corp.*	12,905	4,108,974
Samsung Electronics Co. Ltd. (Preference) (q)	74,400	4,456,176

		8,565,150

Spain (1.8%)
Amadeus IT Group SA*	79,993	5,431,536
Banco Bilbao Vizcaya Argentaria SA	357,546	2,137,097
Banco Santander SA	1,344,276	4,500,312
Iberdrola SA	452,965	5,368,444
Industria de Diseno Textil SA	92,035	2,989,426

		20,426,815

Sweden (1.4%)
H & M Hennes & Mauritz AB, Class B (x)	335,235	6,606,610
SKF AB, Class B	217,300	5,158,236
Volvo AB, Class B	194,300	4,507,978

		16,272,824

Switzerland (2.8%)
Cie Financiere Richemont SA (Registered)	5,300	796,570
Credit Suisse Group AG (Registered)	1,141,318	11,112,570
Holcim Ltd.*	139,479	7,119,368
Novartis AG (Registered)	76,700	6,757,546
Roche Holding AG	8,380	3,486,455
Swatch Group AG (The)	8,816	2,699,368

		31,971,877

United Kingdom (18.0%)
3i Group plc	70,086	1,374,592
abrdn plc	123,960	404,197
Admiral Group plc	14,875	635,632
Ashtead Group plc	32,407	2,606,428
Associated British Foods plc	25,090	681,928
AstraZeneca plc	102,466	12,035,766
Auto Trader Group plc(m)	66,493	666,012
AVEVA Group plc	8,401	387,075
Aviva plc	265,321	1,473,850
BAE Systems plc	189,299	1,408,729
Barclays plc	1,126,009	2,850,085
Barratt Developments plc	67,654	684,967
Berkeley Group Holdings plc	6,520	421,401
BP plc	1,280,771	5,729,507
British American Tobacco plc	147,985	5,475,340
British Land Co. plc (The) (REIT)	16,809	120,812
BT Group plc	501,572	1,151,080
Bunzl plc	22,127	864,058
Burberry Group plc	27,723	682,007
CNH Industrial NV	462,500	8,988,315
Compass Group plc*	248,665	5,556,944
Croda International plc	8,818	1,207,883
DCC plc	5,604	458,910
Dechra Pharmaceuticals plc	6,774	488,246
Diageo plc	159,936	8,737,188
DS Smith plc	87,864	456,447
Electrocomponents plc	30,345	495,346
Entain plc*	15,680	357,194
Experian plc	60,657	2,981,955
GlaxoSmithKline plc	323,724	7,039,746
Halma plc	26,947	1,167,172
Hargreaves Lansdown plc	21,726	398,468
HSBC Holdings plc	1,330,101	8,077,307
Imperial Brands plc	62,921	1,376,720

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Informa plc*	475,595	$3,325,569
InterContinental Hotels Group plc*	13,456	870,781
Intermediate Capital Group plc	19,632	583,009
International Consolidated Airlines Group SA*	244,296	471,134
Intertek Group plc	9,953	758,467
J Sainsbury plc	113,698	424,445
JD Sports Fashion plc	156,770	462,163
Land Securities Group plc (REIT)	7,958	83,630
Legal & General Group plc	414,956	1,670,949
Liberty Global plc, Class A*	230,083	6,382,502
Linde plc	41,072	14,308,704
Lloyds Banking Group plc	24,564,887	15,893,406
London Stock Exchange Group plc	22,703	2,129,564
M&G plc	186,768	504,336
Meggitt plc*	28,703	286,720
Melrose Industries plc	315,239	682,280
National Grid plc	237,393	3,405,384
NatWest Group plc	1,686,767	5,153,010
Next plc	9,258	1,021,290
Ocado Group plc*	33,250	755,193
Pearson plc	54,929	455,909
Persimmon plc	19,411	750,379
Phoenix Group Holdings plc	35,637	315,081
Prudential plc	380,466	6,563,417
Reckitt Benckiser Group plc	76,604	6,575,851
RELX plc	113,668	3,695,605
Rentokil Initial plc	131,644	1,040,611
Rightmove plc	63,992	688,600
Rolls-Royce Holdings plc*	1,276,265	2,122,738
Sage Group plc (The)	78,824	909,658
Schroders plc	114,999	5,541,386
Segro plc (REIT)	53,816	1,046,385
Severn Trent plc	16,966	676,759
Smith & Nephew plc	63,168	1,105,956
Smiths Group plc	123,079	2,631,346
Spirax-Sarco Engineering plc	5,295	1,150,311
SSE plc	67,075	1,497,117
St James’s Place plc	37,996	865,815
Standard Chartered plc	157,127	953,654
Taylor Wimpey plc	215,824	512,686
Tesco plc	547,860	2,149,771
Unilever plc (Cboe Europe)	119,331	6,392,814
Unilever plc (London Stock Exchange)	49,630	2,650,456
United Utilities Group plc	48,838	719,880
Virgin Money UK plc (CHDI)*	42,653	102,406
Vodafone Group plc	1,807,436	2,746,390
Whitbread plc*	14,521	588,664
WPP plc	349,795	5,300,441

		206,363,929

United States (1.4%)
Amcor plc (CHDI)	54,046	649,586
Ferguson plc	15,088	2,676,351
James Hardie Industries plc (CHDI)	26,083	1,049,411
Janus Henderson Group plc (CHDI)	3,957	167,754
News Corp. (CHDI), Class B	2,956	67,337
Reliance Worldwide Corp. Ltd.	24,282	110,768
ResMed, Inc. (CHDI)	20,708	539,065
Schneider Electric SE	43,150	8,472,317
Sims Ltd.	6,752	78,893
Stellantis NV	120,892	2,296,587

		16,108,069

Total Common Stocks (89.8%) (Cost $811,023,053)		1,031,517,061

CLOSED END FUND:
United Kingdom (0.1%)
Scottish Mortgage Investment Trust plc (Cost $565,879)	91,802	1,661,959

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.3%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $97,410, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $99,375. (xx)	$97,409	97,409
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $1,797,570, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $1,833,519. (xx)	1,797,567	1,797,567
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $1,000,039, collateralized by various Common Stocks; total market value $1,111,322. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $500,006, collateralized by various Common Stocks; total market value $552,682. (xx)	500,000	500,000

Total Repurchase Agreements		3,394,976

Total Short-Term Investments (0.3%) (Cost $3,394,976)		3,394,976

Total Investments in Securities (90.2%) (Cost $814,983,908)		1,036,573,996
Other Assets Less Liabilities (9.8%)		112,380,342

Net Assets (100%)		$1,148,954,338

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

*  Non-income producing.

(m)  Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $13,785,433 or 1.2% of net assets.

(q)   Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(r)  Value determined using significant unobservable inputs.

(x) All or a portion of security is on loan at December 31, 2021.

(xx) At December 31, 2021, the Portfolio had loaned securities with a total value of $12,620,259. This was collateralized by $10,156,551 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.875%, maturing 1/6/22 - 5/15/51 and by cash of $3,394,976 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHDI	— Clearing House Electronic Subregister System (CHESS)
Depository Interest
CHF	— Swiss Franc
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
KRW	— Korean (South)Won
NZD	— New Zealand Dollar
TWD	— New Taiwan Dollar
REIT	— Real Estate Investment Trust
USD	— United States Dollar
ZAR	— South African Rand

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials Insurance
AXA SA**	142,427	4,460,253	—	(1,171,778)	138,087	819,418	4,245,980	263,974	—

**	Not affiliated at December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	890	3/2022	EUR	43,443,737	1,224,210
FTSE 100 Index	272	3/2022	GBP	26,964,449	291,701
SPI 200 Index	80	3/2022	AUD	10,690,620	115,529
TOPIX Index	155	3/2022	JPY	26,841,693	379,005

					2,010,445

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	13,935,754	USD	9,923,302	HSBC Bank plc	3/18/2022	217,557
GBP	17,953,520	USD	23,773,261	HSBC Bank plc	3/18/2022	519,885
USD	772,802	JPY	87,713,740	Deutsche Bank AG	3/18/2022	9,802

Total unrealized appreciation						747,244

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	2,157,861,818	USD	19,007,460	HSBC Bank plc	3/18/2022	(236,753)
USD	41,188,719	EUR	36,526,317	HSBC Bank plc	3/18/2022	(459,006)
USD	4,724,144	CHF	4,337,000	JPMorgan Chase Bank	6/15/2022	(58,732)

Total unrealized depreciation						(754,491)

Net unrealized depreciation						(7,247)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 473,491, CAD 767, CHF 4,161, EUR 85,129,758, GBP 2,261,453, JPY 8,417,608, KRW 1, TWD 83 and ZAR 58.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Closed End Fund	$—	$1,661,959	$—		$1,661,959
Common Stocks
Australia	—	96,034,641	—	(b)	96,034,641
Austria	—	849,508	—		849,508
Belgium	—	10,854,844	—		10,854,844
Canada	6,578,981	—	—		6,578,981
Chile	—	394,757	—		394,757
China	3,588,028	19,796,080	—		23,384,108
Finland	—	4,774,459	—		4,774,459
France	—	140,405,726	—		140,405,726
Germany	—	162,586,533	—		162,586,533
India	—	3,687,789	—		3,687,789
Indonesia	—	2,068,093	—		2,068,093
Ireland	4,819,743	10,202,816	—		15,022,559
Italy	—	23,251,940	—		23,251,940
Japan	—	169,084,412	130,340		169,214,752
Jordan	—	294,286	—		294,286
Mexico	3,316,043	157,437	—		3,473,480
Netherlands	—	60,808,597	—		60,808,597
New Zealand	—	1,165,436	—		1,165,436
Russia	—	781,374	—		781,374
South Africa	—	6,176,534	—		6,176,534
South Korea	—	8,565,150	—		8,565,150
Spain	—	20,426,815	—		20,426,815
Sweden	—	16,272,824	—		16,272,824
Switzerland	—	31,971,877	—		31,971,877
United Kingdom	6,382,502	199,981,427	—		206,363,929
United States	—	16,108,069	—		16,108,069
Forward Currency Contracts	—	747,244	—		747,244
Futures	2,010,445	—	—		2,010,445
Short-Term Investments
Repurchase Agreements	—	3,394,976	—		3,394,976

Total Assets	$26,695,742	$1,012,505,603	$130,340		$1,039,331,685

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Liabilities:
Forward Currency Contracts	$—	$(754,491)	$—	$(754,491)

Total Liabilities	$—	$(754,491)	$—	$(754,491)

Total	$26,695,742	$1,011,751,112	$130,340	$1,038,577,194

(a)	A security with a market value of $130,340 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$747,244
Equity contracts	Receivables, Net assets – Unrealized appreciation	2,010,445 *

Total		$2,757,689

	Liability Derivatives
Foreign exchange contracts	Payables	$(754,491)

Total		$(754,491)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$1,026,033	$1,026,033
Equity contracts	18,434,853	—	18,434,853

Total	$18,434,853	$1,026,033	$19,460,886

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(676,162)	$(676,162)
Equity contracts	1,144,584	—	1,144,584

Total	$1,144,584	$(676,162)	$468,422

^ This Portfolio held forward foreign currency contracts for hedging and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $105,986,000 and futures contracts with an average notional balance of approximately $109,201,000 respectively, during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Deutsche Bank AG	$9,802	$—	$—	$9,802
HSBC Bank plc	737,442	(695,759)	—	41,683

Total	$747,244	$(695,759)	$—	$51,485

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$695,759	$(695,759)	$—	$—
JPMorgan Chase Bank	58,732	—	—	58,732

Total	$754,491	$(695,759)	$—	$58,732

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$149,630,529
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$224,309,486

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$303,126,654
Aggregate gross unrealized depreciation	(92,083,555)

Net unrealized appreciation	$211,043,099

Federal income tax cost of investments in securities and derivative instruments, if applicable	$827,534,095

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $811,588,932)	$1,033,179,020
Repurchase Agreements (Cost $3,394,976)	3,394,976
Cash	10,429,113
Foreign cash (Cost $95,838,000)	96,287,380
Cash held as collateral at broker for futures	7,210,280
Dividends, interest and other receivables	3,162,426
Unrealized appreciation on forward foreign currency contracts	747,244
Receivable for Portfolio shares sold	284,270
Receivable for securities sold	196,282
Securities lending income receivable	3,537
Other assets	4,499

Total assets	1,154,899,027

LIABILITIES
Payable for return of collateral on securities loaned	3,394,976
Unrealized depreciation on forward foreign currency contracts	754,491
Investment management fees payable	564,684
Payable for securities purchased	273,229
Due to broker for futures variation margin	256,482
Accrued India taxes	181,630
Distribution fees payable – Class IB	137,012
Administrative fees payable	112,438
Payable for Portfolio shares redeemed	97,765
Distribution fees payable – Class IA	4,406
Trustees’ fees payable	1,458
Accrued expenses	166,118

Total liabilities	5,944,689

NET ASSETS	$1,148,954,338

Net assets were comprised of:
Paid in capital	$962,148,484
Total distributable earnings (loss)	186,805,854

Net assets	$1,148,954,338

Class IA
Net asset value, offering and redemption price per share, $21,265,396 / 1,530,306 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.90

Class IB
Net asset value, offering and redemption price per share, $660,619,404 / 47,527,337 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.90

Class K
Net asset value, offering and redemption price per share, $467,069,538 / 33,491,006 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.95

(x)	Includes value of securities on loan of $12,620,259.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($263,974 of dividend income received from affiliates) (net of $2,632,577 foreign withholding tax)	$26,775,600
Income from non-cash dividends	5,624,114
Securities lending (net)	121,675

Total income	32,521,389

EXPENSES
Investment management fees	6,997,991
Distribution fees – Class IB	1,692,206
Administrative fees	1,401,312
Interest expense	750,414
Custodian fees	314,400
Professional fees	129,710
Printing and mailing expenses	58,560
Distribution fees – Class IA	52,699
Trustees’ fees	33,511
Miscellaneous	104,602

Total expenses	11,535,405

NET INVESTMENT INCOME (LOSS)	20,985,984

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($138,087 realized gain (loss) from affiliates) (net of India tax of $129,040 on realized gain on investments)	40,771,174
Futures contracts	18,434,853
Forward foreign currency contracts	1,026,033
Foreign currency transactions	(129,054)

Net realized gain (loss)	60,103,006

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $(91,335) on unrealized depreciation on investments) ($819,418 of change in unrealized appreciation (depreciation) from affiliates)	42,660,304
Futures contracts	1,144,584
Forward foreign currency contracts	(676,162)
Foreign currency translations	(6,831,096)

Net change in unrealized appreciation (depreciation)	36,297,630

NET REALIZED AND UNREALIZED GAIN (LOSS)	96,400,636

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$117,386,620

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,985,984	$10,482,846
Net realized gain (loss)	60,103,006	(7,439,511)
Net change in unrealized appreciation (depreciation)	36,297,630	61,534,629

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	117,386,620	64,577,964

Distributions to shareholders:
Class IA	(1,613,930)	(452,114)
Class IB	(50,238,534)	(14,909,857)
Class K	(36,561,579)	(11,715,371)

Total distributions to shareholders	(88,414,043)	(27,077,342)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 158,139 and 124,591 shares, respectively ]	2,325,803	1,400,500
Capital shares issued in reinvestment of dividends and distributions [ 118,178 and 36,160 shares, respectively ]	1,613,930	452,114
Capital shares repurchased [ (199,614) and (200,201) shares, respectively ]	(2,913,627)	(2,284,733)

Total Class IA transactions	1,026,106	(432,119)

Class IB
Capital shares sold [ 1,314,617 and 1,854,288 shares, respectively ]	19,431,944	20,569,247
Capital shares issued in reinvestment of dividends and distributions [ 3,677,181 and 1,192,294 shares, respectively ]	50,238,534	14,909,857
Capital shares repurchased [ (5,305,307) and (4,925,587) shares, respectively ]	(78,268,750)	(58,279,181)

Total Class IB transactions	(8,598,272)	(22,800,077)

Class K
Capital shares sold [ 58,767 and 8,434,656 shares, respectively ]	868,587	87,824,546
Capital shares issued in reinvestment of dividends and distributions [ 2,667,537 and 928,485 shares, respectively ]	36,561,579	11,715,371
Capital shares repurchased [ (3,713,822) and (3,042,479) shares, respectively ]	(55,006,145)	(35,943,242)

Total Class K transactions	(17,575,979)	63,596,675

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(25,148,145)	40,364,479

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,824,432	77,865,101
NET ASSETS:
Beginning of year	1,145,129,906	1,067,264,805

End of year	$1,148,954,338	$1,145,129,906

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021		2020		2019		2018	2017
Net asset value, beginning of year	$13.65		$13.43		$11.44		$13.98	$11.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	(cc)	0.11	(aa)	0.30	(1)	0.23	0.21
Net realized and unrealized gain (loss)	1.13		0.43		2.28		(2.53)	2.49

Total from investment operations	1.38		0.54		2.58		(2.30)	2.70

Less distributions:
Dividends from net investment income	(0.32)		(0.17)		(0.30)		(0.24)	(0.26)
Distributions from net realized gains	(0.81)		(0.15)		(0.29)		—	—

Total dividends and distributions	(1.13)		(0.32)		(0.59)		(0.24)	(0.26)

Net asset value, end of year	$13.90		$13.65		$13.43		$11.44	$13.98

Total return	10.35%		4.21%		22.66%		(16.53)%	23.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,265		$19,841		$20,054		$17,659	$22,439
Ratio of expenses to average net assets:
After waivers (f)	1.08	%**	1.06	%**	1.03%		1.01%	1.05%
Before waivers (f)	1.08	%**	1.06	%**	1.03%		1.02%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.67	%(dd)	0.96	%(bb)	2.36	%(g)	1.72%	1.57%
Before waivers (f)	1.67	%(dd)	0.96	%(bb)	2.36	%(g)	1.70%	1.57%
Portfolio turnover rate^	14%		20%		16%		42%*	4%

	Year Ended December 31,
Class IB	2021		2020		2019		2018	2017
Net asset value, beginning of year	$13.65		$13.43		$11.45		$13.98	$11.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	(cc)	0.11	(aa)	0.30	(1)	0.23	0.21
Net realized and unrealized gain (loss)	1.13		0.43		2.27		(2.52)	2.49

Total from investment operations	1.38		0.54		2.57		(2.29)	2.70

Less distributions:
Dividends from net investment income	(0.32)		(0.17)		(0.30)		(0.24)	(0.26)
Distributions from net realized gains	(0.81)		(0.15)		(0.29)		—	—

Total dividends and distributions	(1.13)		(0.32)		(0.59)		(0.24)	(0.26)

Net asset value, end of year	$13.90		$13.65		$13.43		$11.45	$13.98

Total return	10.35%		4.20%		22.56%		(16.46)%	23.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$660,619		$653,179		$667,985		$593,864	$768,470
Ratio of expenses to average net assets:
After waivers (f)	1.08	%**	1.06	%**	1.03%		1.01%	1.04%
Before waivers (f)	1.08	%**	1.06	%**	1.03%		1.02%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.67	%(dd)	0.96	%(bb)	2.38	%(g)	1.72%	1.59%
Before waivers (f)	1.67	%(dd)	0.96	%(bb)	2.38	%(g)	1.70%	1.59%
Portfolio turnover rate^	14%		20%		16%		42%*	4%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021		2020		2019		2018	2017
Net asset value, beginning of year	$13.69		$13.47		$11.47		$14.01	$11.57

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	(cc)	0.14	(aa)	0.33	(1)	0.27	0.24
Net realized and unrealized gain (loss)	1.15		0.42		2.30		(2.54)	2.49

Total from investment operations	1.43		0.56		2.63		(2.27)	2.73

Less distributions:
Dividends from net investment income	(0.36)		(0.19)		(0.34)		(0.27)	(0.29)
Distributions from net realized gains	(0.81)		(0.15)		(0.29)		—	—

Total dividends and distributions	(1.17)		(0.34)		(0.63)		(0.27)	(0.29)

Net asset value, end of year	$13.95		$13.69		$13.47		$11.47	$14.01

Total return	10.65%		4.41%		22.98%		(16.26)%	23.64%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$467,070		$472,110		$379,225		$202,659	$242,342
Ratio of expenses to average net assets:
After waivers (f)	0.83	%**	0.81	%**	0.78%		0.76%	0.79%
Before waivers (f)	0.83	%**	0.81	%**	0.78%		0.77%	0.79%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.92	%(dd)	1.23	%(bb)	2.58	%(g)	1.96%	1.84%
Before waivers (f)	1.92	%(dd)	1.23	%(bb)	2.58	%(g)	1.95%	1.84%
Portfolio turnover rate^	14%		20%		16%		42%*	4%
(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.27, $0.27 and $0.30 for Class IA, IB and Class K, respectively.
*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 22%.

**	Includes Interest Expense of 0.06% and 0.03% for periods ended December 31, 2021 and 2020, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.24% lower.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been $0.09, $0.09 and $0.12 for class IA, IB and Class K, respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.15% lower.
(cc)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.18, $0.18 and $0.21 for Class IA, Class IB and Class K, respectively.
(dd)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.47% lower.

See Notes to Financial Statements.

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	33.06%	11.27%	12.58%
Portfolio – Class IB Shares	33.02	11.27	12.58
Portfolio – Class K Shares*	33.28	11.54	10.23
Russell 1000® Value Index	25.16	11.16	12.97

* Date of inception 10/29/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 33.02% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 25.16% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Strong stock selection and an overweight in Energy boosted relative return. Energy stocks were buoyed by rising oil prices resulting from OPEC production cuts and a gas and oil shortage in Europe and Asia. Devon Energy, Marathon Oil and Canadian Natural Resources were leading contributors to absolute and relative returns.

•

Strong stock selection within Industrials also boosted relative returns. Johnson Controls International and Textron added to both absolute and relative returns. Textron benefited from a material uptick in business jet orders.

•

Stock selection and an overweight in Financials was a large contributor to relative return. American International (AIG), Bank of America and Wells Fargo aided both absolute and relative returns. Financial companies are well positioned to benefit as interest rates/yields move higher and loan growth recovers.

•	A material underweight to Communication Services enhanced relative returns, as the sector was the worst performing sector for the year.

•

Currency forward contracts were used during the year for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. The use of currency forward contracts had a slightly positive impact on the Portfolio’s performance relative to the benchmark for the year.

What hurt performance during the year:

•	Having a material underweight to Real Estate detracted from relative returns, as the sector was the second-best performing sector for the period.

•

Stock selection in Consumer Discretionary detracted from relative return, with Las Vegas Sands and not owning Ford Motor Company being the largest detractors in the sector. Las Vegas Sands stock underperformed due to COVID restrictions, uncertainty surrounding the Macau government’s re-tendering of casino/gaming licenses and divestiture of its U.S. casinos.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

At year end, the Portfolio currently has a cyclical bias with overweight exposures in Financial and Energy companies and was also overweight Information Technology, Consumer Staples and Industrials stocks. Conversely, the Portfolio is underweight Real Estate, Utilities, Communication Services, Health Care and Consumer Discretionary.

Despite recent fears of inflation and the new Omicron variant causing a decrease in consumer demand, we remain cautiously optimistic about the longer-term outlook for U.S. and global economies. Though the creation of new vaccines and recently approved COVID treatments should provide a measure of stability, we believe equity markets may experience continued volatility.

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
Financials	23.2%
Health Care	15.5
Information Technology	12.8
Industrials	12.8
Energy	11.3
Consumer Staples	8.6
Consumer Discretionary	4.5
Materials	4.5
Utilities	1.8
Communication Services	1.4
Investment Company	1.2
Real Estate	1.0
Cash and Other	1.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,075.00	$5.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,075.00	5.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	1,076.00	3.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.4%)
Media (1.4%)
Comcast Corp., Class A	78,179	$3,934,749

Total Communication Services		3,934,749

Consumer Discretionary (4.5%)
Automobiles (2.0%)
General Motors Co.*	100,258	5,878,127

Hotels, Restaurants & Leisure (2.0%)
Booking Holdings, Inc.*	1,630	3,910,745
Las Vegas Sands Corp.*	52,481	1,975,385

		5,886,130

Internet & Direct Marketing Retail (0.5%)
eBay, Inc.	22,339	1,485,543

Total Consumer Discretionary		13,249,800

Consumer Staples (8.6%)
Beverages (1.8%)
Coca-Cola Co. (The)	87,564	5,184,665

Food Products (0.6%)
Kraft Heinz Co. (The)	51,658	1,854,522

Household Products (2.0%)
Colgate-Palmolive Co.	26,041	2,222,339
Kimberly-Clark Corp.	25,498	3,644,174

		5,866,513

Tobacco (4.2%)
Altria Group, Inc.	76,654	3,632,633
Philip Morris International, Inc.	91,947	8,734,965

		12,367,598

Total Consumer Staples		25,273,298

Energy (11.3%)
Oil, Gas & Consumable Fuels (11.3%)
Canadian Natural Resources Ltd.	66,779	2,821,722
Chevron Corp.	48,072	5,641,249
ConocoPhillips	35,922	2,592,850
Devon Energy Corp.	123,467	5,438,722
Hess Corp.	43,641	3,230,743
Marathon Oil Corp.	275,633	4,525,894
Pioneer Natural Resources Co.	26,683	4,853,104
Suncor Energy, Inc.	156,564	3,918,797

Total Energy		33,023,081

Financials (23.2%)
Banks (13.2%)
Bank of America Corp.	217,880	9,693,481
Citigroup, Inc.	139,312	8,413,052
Citizens Financial Group, Inc.	85,622	4,045,639
Fifth Third Bancorp	92,072	4,009,736
Huntington Bancshares, Inc.	94,916	1,463,605
JPMorgan Chase & Co.	23,650	3,744,977
Wells Fargo & Co.	150,208	7,206,980

		38,577,470

Capital Markets (5.5%)
Bank of New York Mellon Corp. (The)	90,432	5,252,291
Goldman Sachs Group, Inc. (The)	12,219	4,674,378
Morgan Stanley	39,816	3,908,339
State Street Corp.	25,265	2,349,645

		16,184,653

Consumer Finance (0.4%)
Capital One Financial Corp.	8,179	1,186,691

Insurance (4.1%)
Allstate Corp. (The)	20,785	2,445,355
American International Group, Inc.	120,267	6,838,382
MetLife, Inc.	43,395	2,711,753

		11,995,490

Total Financials		67,944,304

Health Care (15.5%)
Health Care Equipment & Supplies (1.1%)
Becton Dickinson and Co.	5,131	1,290,344
Dentsply Sirona, Inc.	32,873	1,833,985

		3,124,329

Health Care Providers & Services (9.6%)
Anthem, Inc.	15,711	7,282,677
CVS Health Corp.	54,202	5,591,478
HCA Healthcare, Inc.	14,920	3,833,246
Henry Schein, Inc.*	36,811	2,853,957
McKesson Corp.	17,633	4,383,035
UnitedHealth Group, Inc.	2,949	1,480,811
Universal Health Services, Inc., Class B	20,861	2,704,837

		28,130,041

Pharmaceuticals (4.8%)
Bristol-Myers Squibb Co.	42,731	2,664,278
Johnson & Johnson	28,828	4,931,606
Merck & Co., Inc.	33,848	2,594,111
Sanofi (ADR)	80,291	4,022,579

		14,212,574

Total Health Care		45,466,944

Industrials (12.8%)
Aerospace & Defense (1.3%)
Textron, Inc.	48,592	3,751,303

Air Freight & Logistics (1.6%)
FedEx Corp.	17,916	4,633,794

Building Products (1.9%)
Johnson Controls International plc	69,844	5,679,016

Electrical Equipment (3.6%)
Eaton Corp. plc	32,510	5,618,378
Emerson Electric Co.	54,038	5,023,913

		10,642,291

Industrial Conglomerates (1.2%)
General Electric Co.	37,005	3,495,862

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Machinery (3.2%)
Caterpillar, Inc.	23,967	$4,954,938
Westinghouse Air Brake Technologies Corp.	46,522	4,285,141

		9,240,079

Total Industrials		37,442,345

Information Technology (12.8%)
Communications Equipment (2.3%)
Cisco Systems, Inc.	106,490	6,748,271

IT Services (3.4%)
Cognizant Technology Solutions Corp., Class A	70,797	6,281,110
DXC Technology Co.*	110,686	3,562,982

		9,844,092

Semiconductors & Semiconductor Equipment (4.1%)
Intel Corp.	42,784	2,203,376
NXP Semiconductors NV	24,081	5,485,170
QUALCOMM, Inc.	24,265	4,437,341

		12,125,887

Software (3.0%)
CDK Global, Inc.	74,724	3,118,980
Microsoft Corp.	16,669	5,606,118

		8,725,098

Total Information Technology		37,443,348

Materials (4.5%)
Chemicals (3.1%)
CF Industries Holdings, Inc.	62,198	4,402,375
Corteva, Inc.	99,598	4,708,993

		9,111,368

Containers & Packaging (1.4%)
International Paper Co.	84,689	3,978,689

Total Materials		13,090,057

Real Estate (1.0%)
Equity Real Estate Investment Trusts (REITs) (1.0%)
Host Hotels & Resorts, Inc. (REIT)*	175,424	3,050,623

Total Real Estate		3,050,623

Utilities (1.8%)
Electric Utilities (1.8%)
Exelon Corp.	90,303	5,215,901

Total Utilities		5,215,901

Total Common Stocks (97.4%) (Cost $177,413,044)		285,134,450

SHORT-TERM INVESTMENT:
Investment Company (1.2%)
JPMorgan Prime Money Market Fund, IM Shares	3,468,374	3,469,761

Total Short-Term Investment (1.2%) (Cost $3,469,762)		3,469,761

Total Investments in Securities (98.6%) (Cost $180,882,806)		288,604,211
Other Assets Less Liabilities (1.4%)		3,964,141

Net Assets (100%)		$292,568,352

*	Non-income producing.

Glossary:

ADR	—	American Depositary Receipt
CAD	—	Canadian Dollar
EUR	—	European Currency Unit
USD	—	United States Dollar

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CAD	171,438	USD	134,395	CIBC World Markets, Inc.	1/7/2022	1,134
CAD	211,867	USD	165,791	Deutsche Bank AG	1/7/2022	1,700
CAD	89,579	USD	69,224	JPMorgan Chase Bank	1/7/2022	1,592
USD	90,107	CAD	113,940	Goldman Sachs International	1/7/2022	32
USD	87,208	CAD	110,255	Royal Bank of Canada	1/7/2022	47

Total unrealized appreciation						4,505

USD	3,300,656	CAD	4,227,071	CIBC World Markets, Inc.	1/7/2022	(41,029)
USD	103,270	CAD	132,308	Royal Bank of Canada	1/7/2022	(1,325)
USD	87,162	CAD	111,864	State Street Bank & Trust	1/7/2022	(1,272)
USD	54,016	EUR	47,760	Deutsche Bank AG	1/7/2022	(362)
USD	63,686	EUR	56,369	JPMorgan Chase Bank	1/7/2022	(494)
USD	1,895,534	EUR	1,671,494	Royal Bank of Canada	1/7/2022	(7,573)

Total unrealized depreciation						(52,055)

Net unrealized depreciation						(47,550)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$3,934,749	$—	$—	$3,934,749
Consumer Discretionary	13,249,800	—	—	13,249,800
Consumer Staples	25,273,298	—	—	25,273,298
Energy	33,023,081	—	—	33,023,081
Financials	67,944,304	—	—	67,944,304
Health Care	45,466,944	—	—	45,466,944
Industrials	37,442,345	—	—	37,442,345
Information Technology	37,443,348	—	—	37,443,348
Materials	13,090,057	—	—	13,090,057
Real Estate	3,050,623	—	—	3,050,623
Utilities	5,215,901	—	—	5,215,901
Forward Currency Contracts	—	4,505	—	4,505
Short-Term Investment
Investment Company	3,469,761	—	—	3,469,761

Total Assets	$288,604,211	$4,505	$—	$288,608,716

Liabilities:
Forward Currency Contracts	$—	$(52,055)	$—	$(52,055)

Total Liabilities	$—	$(52,055)	$—	$(52,055)

Total	$288,604,211	$(47,550)	$—	$288,556,661

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$4,505

Total		$4,505

	Liability Derivatives
Foreign exchange contracts	Payables	$(52,055)

Total		$(52,055)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$138,709	$138,709

Total	$138,709	$138,709

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$46,205	$46,205

Total	$46,205	$46,205

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $6,139,000 during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
CIBC World Markets, Inc.	$1,134	$(1,134)	$—	$—
Deutsche Bank AG	1,700	(362)	—	1,338
Goldman Sachs International	32	—	—	32
JPMorgan Chase Bank	1,592	(494)	—	1,098
Royal Bank of Canada	47	(47)	—	—

Total	$4,505	$(2,037)	$—	$2,468

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
CIBC World Markets, Inc.	$41,029	$(1,134)	$—	$39,895
Deutsche Bank AG	362	(362)	—	—
JPMorgan Chase Bank	494	(494)	—	—
Royal Bank of Canada	8,898	(47)	—	8,851
State Street Bank & Trust	1,272	—	—	1,272

Total	$52,055	$(2,037)	$—	$50,018

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$45,135,437
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$58,445,806

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$109,905,938
Aggregate gross unrealized depreciation	(3,278,616)

Net unrealized appreciation	$106,627,322

Federal income tax cost of investments in securities and derivative instruments, if applicable	$181,929,339

For the year ended December 31, 2021, the Portfolio incurred approximately $335 as brokerage commissions with Invesco Capital Markets, Inc.,

an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $180,882,806)	$288,604,211
Cash	6,547,706
Foreign cash (Cost $438)	445
Dividends, interest and other receivables	429,055
Receivable for Portfolio shares sold	67,156
Receivable for securities sold	25,599
Unrealized appreciation on forward foreign currency contracts	4,505
Other assets	1,021

Total assets	295,679,698

LIABILITIES
Payable for securities purchased	2,621,330
Investment management fees payable	149,849
Payable for Portfolio shares redeemed	104,673
Unrealized depreciation on forward foreign currency contracts	52,055
Distribution fees payable – Class IB	39,065
Administrative fees payable	22,033
Distribution fees payable – Class IA	14,407
Accrued expenses	107,934

Total liabilities	3,111,346

NET ASSETS	$292,568,352

Net assets were comprised of:
Paid in capital	$183,815,654
Total distributable earnings (loss)	108,752,698

Net assets	$292,568,352

Class IA
Net asset value, offering and redemption price per share, $69,526,362 / 3,178,127 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.88

Class IB
Net asset value, offering and redemption price per share, $189,079,960 / 8,635,416 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.90

Class K
Net asset value, offering and redemption price per share, $33,962,030 / 1,555,430 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.83

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $70,240 foreign withholding tax)	$6,187,113
Interest	2,609

Total income	6,189,722

EXPENSES
Investment management fees	1,773,866
Distribution fees – Class IB	438,991
Administrative fees	250,531
Distribution fees – Class IA	160,509
Professional fees	53,852
Custodian fees	29,700
Printing and mailing expenses	27,950
Trustees’ fees	7,445
Miscellaneous	4,614

Gross expenses	2,747,458
Less: Waiver from investment manager	(99,582)

Net expenses	2,647,876

NET INVESTMENT INCOME (LOSS)	3,541,846

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	18,380,456
Net distributions of realized gain received from underlying funds	33
Forward foreign currency contracts	138,709
Foreign currency transactions	970

Net realized gain (loss)	18,520,168

Change in unrealized appreciation (depreciation) on:
Investments in securities	52,955,460
Forward foreign currency contracts	46,205
Foreign currency translations	(432)

Net change in unrealized appreciation (depreciation)	53,001,233

NET REALIZED AND UNREALIZED GAIN (LOSS)	71,521,401

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$75,063,247

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,541,846	$3,801,991
Net realized gain (loss)	18,520,168	(5,268,215)
Net change in unrealized appreciation (depreciation)	53,001,233	(883,903)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	75,063,247	(2,350,127)

Distributions to shareholders:
Class IA	(3,476,494)	(1,208,747)
Class IB	(9,401,308)	(3,326,142)
Class K	(1,759,077)	(721,175)

Total distributions to shareholders	(14,636,879)	(5,256,064)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 400,703 and 420,233 shares, respectively ]	8,440,743	6,262,447
Capital shares issued in reinvestment of dividends and distributions [ 163,295 and 73,572 shares, respectively ]	3,476,494	1,208,747
Capital shares repurchased [ (499,449) and (664,027) shares, respectively ]	(10,360,163)	(9,977,341)

Total Class IA transactions	1,557,074	(2,506,147)

Class IB
Capital shares sold [ 622,685 and 982,861 shares, respectively ]	13,210,616	14,467,506
Capital shares issued in reinvestment of dividends and distributions [ 441,200 and 202,186 shares, respectively ]	9,401,308	3,326,142
Capital shares repurchased [ (1,098,142) and (1,303,853) shares, respectively ]	(22,817,507)	(19,590,498)

Total Class IB transactions	(205,583)	(1,796,850)

Class K
Capital shares sold [ 213,769 and 776,117 shares, respectively ]	4,612,234	11,369,156
Capital shares issued in reinvestment of dividends and distributions [ 82,794 and 43,864 shares, respectively ]	1,759,077	721,175
Capital shares repurchased [ (463,081) and (676,933) shares, respectively ]	(9,748,427)	(10,204,643)

Total Class K transactions	(3,377,116)	1,885,688

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,025,625)	(2,417,309)

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,400,743	(10,023,500)
NET ASSETS:
Beginning of year	234,167,609	244,191,109

End of year	$292,568,352	$234,167,609

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.33	$17.88	$15.24	$18.53	$15.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	0.28	0.32	0.27	0.21
Net realized and unrealized gain (loss)	5.43	(0.44)	3.45	(2.51)	2.64

Total from investment operations	5.70	(0.16)	3.77	(2.24)	2.85

Less distributions:
Dividends from net investment income	(0.25)	(0.31)	(0.35)	(0.28)	(0.14)
Distributions from net realized gains	(0.90)	(0.08)	(0.78)	(0.77)	—

Total dividends and distributions	(1.15)	(0.39)	(1.13)	(1.05)	(0.14)

Net asset value, end of year	$21.88	$17.33	$17.88	$15.24	$18.53

Total return	33.06%	(0.77)%	24.94%	(12.40)%	18.01	%(cc)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$69,526	$53,972	$58,726	$47,930	$46,356
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers (f)	1.04%	1.06%	1.06%	1.04%	1.06%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.27%	1.83%	1.87%	1.43%	1.27%
Before waivers (f)	1.23%	1.77%	1.81%	1.39%	1.21%
Portfolio turnover rate^	17%	37%	24%	18%	14%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.35	$17.90	$15.25	$18.54	$15.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	0.28	0.32	0.26	0.21
Net realized and unrealized gain (loss)	5.43	(0.44)	3.46	(2.50)	2.64

Total from investment operations	5.70	(0.16)	3.78	(2.24)	2.85

Less distributions:
Dividends from net investment income	(0.25)	(0.31)	(0.35)	(0.28)	(0.14)
Distributions from net realized gains	(0.90)	(0.08)	(0.78)	(0.77)	—

Total dividends and distributions	(1.15)	(0.39)	(1.13)	(1.05)	(0.14)

Net asset value, end of year	$21.90	$17.35	$17.90	$15.25	$18.54

Total return	33.02%	(0.77)%	25.00%	(12.39)%	18.00	%(cc)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$189,080	$150,411	$157,298	$133,585	$159,018
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers (f)	1.04%	1.06%	1.06%	1.05%	1.06%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.27%	1.83%	1.87%	1.42%	1.27%
Before waivers (f)	1.23%	1.77%	1.81%	1.38%	1.21%
Portfolio turnover rate^	17%	37%	24%	18%	14%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.30	$17.84	$15.20	$18.49	$15.78

Income (loss) from investment operations:
Net investment income (loss) (e)	0.32	0.31	0.36	0.31	0.25
Net realized and unrealized gain (loss)	5.40	(0.42)	3.45	(2.50)	2.64

Total from investment operations	5.72	(0.11)	3.81	(2.19)	2.89

Less distributions:
Dividends from net investment income	(0.29)	(0.35)	(0.39)	(0.33)	(0.18)
Distributions from net realized gains	(0.90)	(0.08)	(0.78)	(0.77)	—

Total dividends and distributions	(1.19)	(0.43)	(1.17)	(1.10)	(0.18)

Net asset value, end of year	$21.83	$17.30	$17.84	$15.20	$18.49

Total return	33.28%	(0.50)%	25.30%	(12.19)%	18.33	%(cc)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$33,962	$29,784	$28,167	$25,056	$29,789
Ratio of expenses to average net assets:
After waivers (f)	0.75%	0.75%	0.75%	0.75%	0.75%
Before waivers (f)	0.79%	0.81%	0.81%	0.80%	0.81%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.51%	2.09%	2.12%	1.67%	1.52%
Before waivers (f)	1.47%	2.03%	2.06%	1.63%	1.46%
Portfolio turnover rate^	17%	37%	24%	18%	14%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(cc)	Includes a litigation payment. Without this payment, the total return would have been 17.57% for Class IA, 17.55% for Class IB and 17.88% for Class K.

See Notes to Financial Statements.

EQ/INVESCO GLOBAL PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	15.09%	17.60%	13.65%
Portfolio – Class IB Shares	15.10	17.60	13.64
MSCI AC World (Net) Index	18.54	14.40	11.85

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.10% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the MSCI AC World (Net) Index, which returned 18.54% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Though several names performed well in the Communication Services Sector in 2021, Alphabet Inc., the Portfolio’s largest holding, returned 65%.

•	The holding in the Real Estate Sector, DLF Limited, an Indian property developer, also returned 65%.

•	Consumer Staples and Utilities are rarely featured in the Portfolio and a zero allocation to both aided relative performance for the year.

•	S&P Global Inc. rose by 44% in 2021, driving our results in the Financials sector.

What hurt performance during the year:

•	Weak security selection among Information Technology holdings detracted from performance.

•

Weak security selection in the Consumer Discretionary Sector, primarily due to a position in Farfetch Limited, a luxury e-commerce company, and JD.com Inc., a Chinese e-commerce retailer, hurt performance.

•

Health Care, in a similar fashion to Information Technology, was a difficult place to invest in 2021. The distant nature of future cash flows renders holdings in the sector vulnerable to rotations towards cyclical value like that which occurred in 2021. In addition, certain securities within the sector also detracted.

•	Avoiding the Energy sector detracted from performance relative to the benchmark.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

We are embarking on a Federal Reserve policy tightening cycle that has been well signaled. The process of discounting that into expectations therefore began in 2021 in equities. Bond markets remained quiescent, however, as central banks remained massive buyers of government bonds. As we move into next year, this level of accommodation is set to dampen, and the year over year inflation baseline, which began to surge in March of 2020, will offer a better view of just how much work the Federal Reserve will have to do.

We have made few if any alterations to our portfolio or strategy. We continue to hold a collection of exceptional companies with the capacity to compound their economic returns at above average rates, we believe, over the next 5 to 10-years.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Information Technology	$155,939,985	32.7%
Communication Services	81,278,666	17.0
Industrials	71,353,193	14.9
Consumer Discretionary	68,179,248	14.3
Health Care	48,408,070	10.1
Financials	34,162,423	7.2
Real Estate	13,082,117	2.7
Consumer Staples	1,581,199	0.3
Cash and Other	3,659,409	0.8

		100.0%

EQ/INVESCO GLOBAL PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,032.90	$5.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class IB
Actual	1,000.00	1,032.90	5.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 1.15% and 1.15%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Brazil (0.2%)
StoneCo Ltd., Class A*	66,722	$1,124,933

China (3.7%)
JD.com, Inc. (ADR)*	224,763	15,749,143
Meituan, Class B (m)*	56,900	1,644,781

		17,393,924

Denmark (0.2%)
Ambu A/S, Class B	41,193	1,090,988

France (11.4%)
Airbus SE*	110,772	14,170,160
Dassault Systemes SE	31,797	1,893,668
Kering SA	17,137	13,791,955
LVMH Moet Hennessy Louis Vuitton SE	29,883	24,733,845

		54,589,628

Germany (2.5%)
SAP SE	85,134	12,105,940

India (4.5%)
DLF Ltd.	2,490,633	13,082,117
ICICI Bank Ltd. (ADR)	421,429	8,340,080

		21,422,197

Italy (0.4%)
Brunello Cucinelli SpA*	27,369	1,891,388

Japan (12.1%)
FANUC Corp.	9,082	1,924,882
Keyence Corp.	23,156	14,550,254
Murata Manufacturing Co. Ltd.	153,351	12,207,556
Nidec Corp.	135,228	15,893,963
Omron Corp.	79,600	7,930,244
TDK Corp.	130,300	5,086,038

		57,592,937

Netherlands (0.9%)
ASML Holding NV	4,498	3,618,991
uniQure NV*	35,647	739,319

		4,358,310

Spain (0.2%)
Industria de Diseno Textil SA	29,527	959,078

Sweden (3.5%)
Assa Abloy AB, Class B	226,620	6,926,855
Atlas Copco AB, Class A	141,564	9,803,983

		16,730,838

Switzerland (1.0%)
Lonza Group AG (Registered)	3,747	3,131,821
Zur Rose Group AG*	6,118	1,581,199

		4,713,020

United Kingdom (1.1%)
Farfetch Ltd., Class A*	130,005	4,346,067
Prudential plc	60,772	1,048,378

		5,394,445

United States (57.5%)
Adobe, Inc.*	35,873	20,342,143
Agilent Technologies, Inc.	65,728	10,493,475
Alphabet, Inc., Class A*	18,141	52,555,203
Amazon.com, Inc.*	1,299	4,331,308
Analog Devices, Inc.	92,911	16,330,967
Avantor, Inc.*	207,954	8,763,182
Boston Scientific Corp.*	59,313	2,519,616
Castle Biosciences, Inc.*	14,401	617,371
Charles River Laboratories International, Inc.*	6,672	2,513,876
Danaher Corp.	5,663	1,863,184
Dun & Bradstreet Holdings, Inc.*	35,509	727,579
Equifax, Inc.	37,095	10,861,045
Fidelity National Information Services, Inc.	41,394	4,518,155
Illumina, Inc.*	9,228	3,510,700
Intuit, Inc.	46,972	30,213,330
Intuitive Surgical, Inc.*	7,129	2,561,450
IQVIA Holdings, Inc.*	13,555	3,824,408
Marriott International, Inc., Class A*	4,428	731,683
Marvell Technology, Inc.	31,776	2,780,082
Meta Platforms, Inc., Class A*	70,828	23,822,998
Microsoft Corp.	17,317	5,824,053
Natera, Inc.*	15,010	1,401,784
NVIDIA Corp.	9,031	2,656,107
Omnicell, Inc.*	12,066	2,177,189
PayPal Holdings, Inc.*	27,444	5,175,390
Phathom Pharmaceuticals, Inc.*	39,769	782,256
Qualtrics International, Inc., Class A*	55,539	1,966,081
S&P Global, Inc.	52,495	24,773,965
Splunk, Inc.*	14,594	1,688,818
United Parcel Service, Inc., Class B	51,529	11,044,726
Veracyte, Inc.*	58,676	2,417,451
Visa, Inc., Class A	27,351	5,927,235
Walt Disney Co. (The)*	31,605	4,895,298

		274,612,108

Total Common Stocks (99.2%) (Cost $207,219,375)		473,979,734

PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd.,6.000% (Cost $—)	182,890	5,167

Total Investments in Securities (99.2%) (Cost $207,219,375)		473,984,901
Other Assets Less Liabilities (0.8%)		3,659,409

Net Assets (100%)		$477,644,310

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $1,644,781 or 0.3% of net assets.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Brazil	$1,124,933	$—	$—	$1,124,933
China	15,749,143	1,644,781	—	17,393,924
Denmark	—	1,090,988	—	1,090,988
France	—	54,589,628	—	54,589,628
Germany	—	12,105,940	—	12,105,940
India	8,340,080	13,082,117	—	21,422,197
Italy	—	1,891,388	—	1,891,388
Japan	—	57,592,937	—	57,592,937
Netherlands	739,319	3,618,991	—	4,358,310
Spain	—	959,078	—	959,078
Sweden	—	16,730,838	—	16,730,838
Switzerland	—	4,713,020	—	4,713,020
United Kingdom	4,346,067	1,048,378	—	5,394,445
United States	274,612,108	—	—	274,612,108
Preferred Stock
India	—	5,167	—	5,167

Total Assets	$304,911,650	$169,073,251	$—	$473,984,901

Total Liabilities	$—	$—	$—	$—

Total	$304,911,650	$169,073,251	$—	$473,984,901

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$64,758,642
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$66,700,685

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$271,386,552
Aggregate gross unrealized depreciation	(4,890,956)

Net unrealized appreciation	$266,495,596

Federal income tax cost of investments in securities and derivative instruments, if applicable	$207,489,305

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2021

ASSETS
Investments in Securities, at value (Cost $207,219,375)	$473,984,901
Cash	4,175,439
Foreign cash (Cost $34,276)	34,233
Dividends, interest and other receivables	342,933
Receivable for Portfolio shares sold	155,660
Other assets	1,595

Total assets	478,694,761

LIABILITIES
Accrued India taxes	526,540
Investment management fees payable	303,329
Distribution fees payable – Class IB	82,524
Administrative fees payable	36,557
Payable for Portfolio shares redeemed	20,791
Distribution fees payable – Class IA	17,835
Accrued expenses	62,875

Total liabilities	1,050,451

NET ASSETS	$477,644,310

Net assets were comprised of:
Paid in capital	$208,487,533
Total distributable earnings (loss)	269,156,777

Net assets	$477,644,310

Class IA
Net asset value, offering and redemption price per share, $84,056,913 / 2,761,385 shares outstanding (unlimited amount authorized: $0.01 par value)	$30.44

Class IB
Net asset value, offering and redemption price per share, $393,587,397 / 12,934,652 shares outstanding (unlimited amount authorized: $0.01 par value)	$30.43

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $209,105 foreign withholding tax)	$2,268,675
Income from non-cash dividends	163,621
Interest	2,368

Total income	2,434,664

EXPENSES
Investment management fees	3,873,870
Distribution fees – Class IB	928,321
Administrative fees	418,385
Distribution fees – Class IA	211,048
Professional fees	99,816
Custodian fees	51,500
Printing and mailing expenses	33,663
Trustees’ fees	12,563
Miscellaneous	14,104

Gross expenses	5,643,270
Less: Waiver from investment manager	(400,667)

Net expenses	5,242,603

NET INVESTMENT INCOME (LOSS)	(2,807,939)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	20,060,677
Foreign currency transactions	(17,393)

Net realized gain (loss)	20,043,284

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $505,121 on unrealized appreciation on investments)	45,566,043
Foreign currency translations	(24,922)

Net change in unrealized appreciation (depreciation)	45,541,121

NET REALIZED AND UNREALIZED GAIN (LOSS)	65,584,405

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$62,776,466

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,807,939)	$(1,333,216)
Net realized gain (loss)	20,043,284	2,216,670
Net change in unrealized appreciation (depreciation)	45,541,121	88,529,785

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	62,776,466	89,413,239

Distributions to shareholders:
Class IA	(2,894,068)	(608)
Class IB	(13,371,501)	(2,459)

Total distributions to shareholders	(16,265,569)	(3,067)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 142,690 and 247,255 shares, respectively ]	4,283,531	5,310,399
Capital shares issued in reinvestment of dividends [ 94,793 and 26 shares, respectively ]	2,894,068	608
Capital shares repurchased [ (434,837) and (633,472) shares, respectively ]	(13,041,621)	(13,475,193)

Total Class IA transactions	(5,864,022)	(8,164,186)

Class IB
Capital shares sold [ 1,023,670 and 1,298,382 shares, respectively ]	30,601,358	27,375,286
Capital shares issued in reinvestment of dividends [ 438,125 and 105 shares, respectively ]	13,371,501	2,459
Capital shares repurchased [ (807,331) and (1,346,246) shares, respectively ]	(24,165,078)	(29,177,419)

Total Class IB transactions	19,807,781	(1,799,674)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	13,943,759	(9,963,860)

TOTAL INCREASE (DECREASE) IN NET ASSETS	60,454,656	79,446,312
NET ASSETS:
Beginning of year	417,189,654	337,743,342

End of year	$477,644,310	$417,189,654

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021		2020	2019	2018	2017
Net asset value, beginning of year	$27.38		$21.56	$16.50	$19.72	$14.61

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.18	)(aa)	(0.08)	0.07	0.11	0.05
Net realized and unrealized gain (loss)	4.31		5.90	5.06	(2.74)	5.16

Total from investment operations	4.13		5.82	5.13	(2.63)	5.21

Less distributions:
Dividends from net investment income	—		— #	(0.07)	(0.07)	(0.10)
Distributions from net realized gains	(1.07)		—	—	(0.52)	—

Total dividends and distributions	(1.07)		— #	(0.07)	(0.59)	(0.10)

Net asset value, end of year	$30.44		$27.38	$21.56	$16.50	$19.72

Total return	15.09%		27.00%	31.09%	(13.45)%	35.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$84,057		$81,023	$72,102	$61,264	$78,260
Ratio of expenses to average net assets:
After waivers (f)	1.15%		1.15%	1.15%	1.19%	1.20%
Before waivers (f)	1.24%		1.25%	1.25%	1.33%	1.37%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.62	)%(bb)	(0.39)%	0.36%	0.55%	0.27%
Before waivers (f)	(0.70	)%(bb)	(0.49)%	0.26%	0.40%	0.09%
Portfolio turnover rate^	15%		15%	20%	18%	13%

	Year Ended December 31,
Class IB	2021		2020	2019	2018	2017
Net asset value, beginning of year	$27.37		$21.55	$16.49	$19.71	$14.61

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.19	)(aa)	(0.09)	0.07	0.10	0.05
Net realized and unrealized gain (loss)	4.32		5.91	5.06	(2.73)	5.15

Total from investment operations	4.13		5.82	5.13	(2.63)	5.20

Less distributions:
Dividends from net investment income	—		— #	(0.07)	(0.07)	(0.10)
Distributions from net realized gains	(1.07)		—	—	(0.52)	—

Total dividends and distributions	(1.07)		— #	(0.07)	(0.59)	(0.10)

Net asset value, end of year	$30.43		$27.37	$21.55	$16.49	$19.71

Total return	15.10%		27.01%	31.11%	(13.46)%	35.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$393,587		$336,166	$265,641	$190,308	$198,822
Ratio of expenses to average net assets:
After waivers (f)	1.15%		1.15%	1.15%	1.19%	1.20%
Before waivers (f)	1.24%		1.25%	1.25%	1.33%	1.37%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.62	)%(bb)	(0.39)%	0.34%	0.50%	0.26%
Before waivers (f)	(0.70	)%(bb)	(0.50)%	0.24%	0.36%	0.09%
Portfolio turnover rate^	15%		15%	20%	18%	13%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $(0.20)and $(0.20) for Class IA and Class IB respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.04% lower.

See Notes to Financial Statements.

EQ/INVESCO GLOBAL REAL ASSETS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	20.99%	8.15%
S&P Real Assets Equity Index†	25.06	9.58
FTSE EPRA/NAREIT Global (Net) Index	22.01	9.20

* Date of inception 10/22/18.

†  In 2021, the S&P Real Assets Equity Index replaced the FTSE EPRA/NAREIT Global (Net) Index as the Portfolio’s performance benchmark. The Adviser believes that the S&P Real Assets Equity Index provides a better performance comparison for investors.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.99% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the S&P Real Assets Equity Index and FTSE EPRA/NAREIT Global (Net) Index, which returned 25.06% and 22.01%, respectively.

Portfolio Highlights

Effective May 1, 2021 the EQ/Invesco Global Real Estate Portfolio was renamed the EQ/Invesco Global Real Assets Portfolio and began to add exposure to a broader scope of real assets, including infrastructure, natural resources and timber. The following includes commentary specific to the EQ/Invesco Global Real Estate Portfolio for the period January 1, 2021 to April 30, 2021 and commentary specific to the EQ/Invesco Global Real Assets Portfolio for the period May 1, 2021 to December 31, 2021.

From the beginning of the year through April, Portfolio performance was flat relative to the benchmark while the Portfolio followed the global real estate mandate. Overweight exposure to U.S. real estate investment trusts (REITs) and underweight exposure to Hong Kong REITs contributed to performance. This was offset by overweight exposures to German and Philippine REITs. UDR, Inc. and Extra Space Storage were top contributors as cyclical recovery prospects in the early part of the year built expectations for rising rent and greater mobility. Key relative detractors for this period included German apartment company Vonovia SE and Philippine real estate company Ayala Land, Inc.; both countries had experienced relatively more severe COVID restrictions than other countries.

In May 2021, the Portfolio underwent a transition from a pure global real estate portfolio to global real assets consisting of global real estate, infrastructure, natural resources and timber. During the month of May, the absolute portfolio return was positive; however, as the Portfolio was in a period of transition from a real estate mandate to real assets, the Infrastructure and Natural Resource sectors outperformed Real Estate, causing the Portfolio to underperform the new real asset benchmark for the month.

The Portfolio experienced outperformance after it completed its full transition to the real assets mandate from the period of June 1, 2021 to December 31, 2021. Sector allocation detracted with stock selection generating a greater positive contribution to Portfolio performance. Top contributors included Industrial REIT company Prologis, Inc. and Midstream company Targa Resources. Top detractors included Metals and Mining company Rio Tinto, due to its outsized focus on iron ore, and Timber company Westrock, affected by supply chain issues and labor shortages.

Portfolio Positioning and Outlook — Invesco

Advisers, Inc.

We expect 2022 to be a year of transition as policies and economies move toward a more normal state. However, issues remain that will likely define the economic and market environment, including continued supply-chain disruptions and an upsurge in demand that threaten to keep inflation high across many economies. The Omicron variant is likely to be a positive force or at least a relatively neutral one if it remains as mild as we have seen thus far. Because it is highly contagious, it appears

EQ/INVESCO GLOBAL REAL ASSETS PORTFOLIO (Unaudited)

to be crowding out the more dangerous Delta variant and could aid in rapidly immunizing populations. And so, our 2022 outlook is centered on the question of inflation and how markets and policymakers may react to it.

We expect the growth of developed economies to normalize, remaining above its long-term trend but decelerating to a more sustainable rate as fiscal stimulus is gradually removed. However, we expect emerging economies – led by China – to experience improving economic growth for the year. We anticipate that inflation will peak in mid-2022 and then start to slowly moderate, backing down toward target rates by the end of 2023 as supply-chain issues resolve, vaccination levels increase and more employees return to the workforce. We still believe the Federal Reserve will be patiently accommodative with a rate lift-off in the latter half of 2022, although other developed countries’ central banks may act more quickly. Finally, we expect volatility will increase as markets digest the transition to slower growth and a gradual tightening in monetary policy. From a relative asset allocation perspective, our base-case expectations lead us to a reduced risk posture, tilted toward defensive sectors and closing our underweight within Infrastructure and selectively placing overweight in cyclical areas that are attractive within Natural Resources, Real Estate and Timber. We prefer quality and large caps in this scenario given slowing growth expectations and stable (or lower) long-term bond yields. Geographic allocation favors U.S. equities over other developed markets as the global slowdown favors regions with lower cyclical exposure and lower operating leverage.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Real Estate	$ 117,867,713	49.8%
Energy	35,380,756	14.9
Materials	27,950,967	11.8
Utilities	27,532,412	11.6
Industrials	18,327,075	7.7
Consumer Staples	4,369,454	1.9
Communication Services	2,702,082	1.1
Financials	0	0.0
Cash and Other	2,755,357	1.2

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EQ/INVESCO GLOBAL REAL ASSETS PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,090.10	$6.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.90

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.16%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL REAL ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (6.1%)
Alumina Ltd.	1,637,428	$2,221,794
Dexus (REIT)	315,744	2,554,481
Goodman Group (REIT)	91,661	1,767,231
Rio Tinto plc	47,859	3,169,016
Shopping Centres Australasia Property Group (REIT)	731,330	1,580,275
Transurban Group	304,938	3,066,073

		14,358,870

Canada (10.0%)
Agnico Eagle Mines Ltd.	14,896	791,227
Allied Properties REIT (REIT)	33,828	1,175,335
Canfor Corp.*	77,422	1,962,251
Enbridge, Inc.	174,178	6,803,538
Interfor Corp.	68,427	2,191,373
Keyera Corp.	44,581	1,005,491
Nutrien Ltd.	42,734	3,212,102
Pembina Pipeline Corp.	85,031	2,579,264
TC Energy Corp.	43,302	2,013,879
West Fraser Timber Co. Ltd.	19,330	1,844,140

		23,578,600

Chile (1.1%)
Lundin Mining Corp.	338,094	2,640,712

China (1.0%)
ENN Energy Holdings Ltd.	53,200	1,001,566
Wilmar International Ltd.	467,400	1,435,913

		2,437,479

France (5.0%)
Gecina SA (REIT)	12,636	1,768,050
TotalEnergies SE	39,292	1,996,476
Vinci SA	76,468	8,088,635

		11,853,161

Hong Kong (0.9%)
Link REIT (REIT)	244,700	2,154,350

Japan (3.9%)
GLP J-REIT (REIT)	554	957,929
Japan Metropolitan Fund Invest (REIT)	1,871	1,611,893
Japan Prime Realty Investment Corp. (REIT)	286	992,037
Mitsui Fudosan Co. Ltd.	68,600	1,358,820
Nippon Accommodations Fund, Inc. (REIT)	158	910,667
Nippon Prologis REIT, Inc. (REIT)	523	1,850,483
Sumitomo Realty & Development Co. Ltd.	26,500	779,358
Tokyu Fudosan Holdings Corp.	142,700	797,671

		9,258,858

Malta (0.0%)
BGP Holdings plc (r)*	1,697,163	—

Mexico (0.4%)
Grupo Aeroportuario del Centro Norte SAB de CV (ADR)	17,100	918,099

Netherlands (0.4%)
Royal Dutch Shell plc, Class A	47,738	1,047,939

New Zealand (0.4%)
Auckland International Airport Ltd.*	198,577	1,047,241

Singapore (2.0%)
Keppel DC REIT (REIT)	886,600	1,625,038
Mapletree Commercial Trust (REIT) (r)	971,800	1,442,268
Mapletree Industrial Trust (REIT)	834,890	1,678,949

		4,746,255

Spain (3.8%)
Aena SME SA (m)*	18,689	2,953,307
Atlantica Sustainable Infrastructure plc	31,690	1,133,234
Cellnex Telecom SA (m)	46,373	2,702,082
Ferrovial SA	71,827	2,253,720

		9,042,343

Switzerland (1.2%)
PSP Swiss Property AG (Registered)	23,485	2,930,470

United Kingdom (4.2%)
Derwent London plc (REIT)	37,128	1,716,195
Grainger plc	313,899	1,338,366
Land Securities Group plc (REIT)	261,391	2,746,948
National Grid plc	226,801	3,253,443
Pennon Group plc	52,642	831,529

		9,886,481

United States (57.6%)
Agree Realty Corp. (REIT)	38,146	2,722,099
Alexandria Real Estate Equities, Inc. (REIT)	12,393	2,763,143
American Homes 4 Rent (REIT), Class A	72,032	3,141,316
American Tower Corp. (REIT)	19,815	5,795,887
American Water Works Co., Inc.	21,931	4,141,889
Americold Realty Trust (REIT)	54,934	1,801,286
Apple Hospitality REIT, Inc. (REIT)	99,607	1,608,653
Archer-Daniels-Midland Co.	43,402	2,933,541
Atmos Energy Corp.	35,689	3,739,137
Avangrid, Inc.	46,671	2,327,949
CenterPoint Energy, Inc.	65,462	1,827,044
Cheniere Energy, Inc.	41,364	4,195,137
Chevron Corp.	20,977	2,461,651
ConocoPhillips	15,598	1,125,864
Corporate Office Properties Trust (REIT)	57,607	1,611,268
Corteva, Inc.	42,624	2,015,263
Crown Castle International Corp. (REIT)	17,406	3,633,328
Digital Realty Trust, Inc. (REIT)	19,030	3,365,836
Duke Realty Corp. (REIT)	38,783	2,545,716
Edison International	22,287	1,521,088
EOG Resources, Inc.	15,110	1,342,221
Equity LifeStyle Properties, Inc. (REIT)	27,985	2,453,165
Essential Utilities, Inc.	22,173	1,190,468
Eversource Energy	7,312	665,246
Exxon Mobil Corp.	46,312	2,833,831
FMC Corp.	26,698	2,933,843

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL REAL ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Healthcare Realty Trust, Inc. (REIT)	53,031	$1,677,901
Healthpeak Properties, Inc. (REIT)	105,043	3,791,002
Hess Corp.	17,016	1,259,694
Invitation Homes, Inc. (REIT)	88,497	4,012,454
JBG SMITH Properties (REIT)	108,194	3,106,250
Kilroy Realty Corp. (REIT)	25,401	1,688,150
NiSource, Inc.	72,365	1,997,998
ONE Gas, Inc.	12,296	954,047
ONEOK, Inc.	24,975	1,467,531
Pebblebrook Hotel Trust (REIT)	102,378	2,290,196
PG&E Corp.*	106,122	1,288,321
Pioneer Natural Resources Co.	5,467	994,338
PotlatchDeltic Corp. (REIT)	48,779	2,937,471
Prologis, Inc. (REIT)	53,451	8,999,010
Ryman Hospitality Properties, Inc. (REIT)*	32,183	2,959,549
SBA Communications Corp. (REIT)	9,781	3,805,005
Sempra Energy	12,545	1,659,453
Simon Property Group, Inc. (REIT)	30,865	4,931,301
Sun Communities, Inc. (REIT)	11,619	2,439,641
Sunstone Hotel Investors, Inc. (REIT)*	94,624	1,109,940
Targa Resources Corp.	69,378	3,624,307
Ventas, Inc. (REIT)	42,224	2,158,491
VICI Properties, Inc. (REIT)	103,281	3,109,791
Westrock Co.	70,079	3,108,704
Weyerhaeuser Co. (REIT)	89,195	3,673,050
Williams Cos., Inc. (The)	24,178	629,595

		136,369,059

Zambia (0.8%)
First Quantum Minerals Ltd.	77,750	1,860,542

Total Investments in Securities (98.8%) (Cost $215,338,838)		234,130,459
Other Assets Less Liabilities (1.2%)		2,755,357

Net Assets (100%)		$236,885,816

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $5,655,389 or 2.4% of net assets.

(r)	Value determined using significant unobservable inputs.

Glossary:

ADR	— American Depositary Receipt
REIT	— Real Estate Investment Trust

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Australia	$—	$14,358,870	$—		$14,358,870
Canada	23,578,600	—	—		23,578,600
Chile	2,640,712	—	—		2,640,712
China	—	2,437,479	—		2,437,479
France	—	11,853,161	—		11,853,161
Hong Kong	—	2,154,350	—		2,154,350
Japan	—	9,258,858	—		9,258,858
Malta	—	—	—	(b)	—	(b)
Mexico	918,099	—	—		918,099
Netherlands	—	1,047,939	—		1,047,939
New Zealand	—	1,047,241	—		1,047,241
Singapore	—	3,303,987	1,442,268		4,746,255
Spain	1,133,234	7,909,109	—		9,042,343
Switzerland	—	2,930,470	—		2,930,470
United Kingdom	—	9,886,481	—		9,886,481

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL REAL ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
United States	$136,369,059	$—	$—	$136,369,059
Zambia	1,860,542	—	—	1,860,542

Total Assets	$166,500,246	$66,187,945	$1,442,268	$234,130,459

Total Liabilities	$—	$—	$—	$—

Total	$166,500,246	$66,187,945	$1,442,268	$234,130,459

(a)	A security with a market value of $1,442,268 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$300,948,090
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$296,888,802

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$24,934,598
Aggregate gross unrealized depreciation	(6,575,478)

Net unrealized appreciation	$18,359,120

Federal income tax cost of investments in securities and derivative instruments, if applicable	$215,771,339

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL REAL ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $215,338,838)	$234,130,459
Cash	2,096,804
Foreign cash (Cost $254,656)	253,794
Dividends, interest and other receivables	690,214
Receivable for Portfolio shares sold	82,237
Other assets	24,427

Total assets	237,277,935

LIABILITIES
Investment management fees payable	143,406
Payable for securities purchased	85,821
Distribution fees payable – Class IB	48,016
Payable for Portfolio shares redeemed	21,054
Administrative fees payable	17,490
Accrued expenses	76,332

Total liabilities	392,119

NET ASSETS	$236,885,816

Net assets were comprised of:
Paid in capital	$217,145,820
Total distributable earnings (loss)	19,739,996

Net assets	$236,885,816

Class IB
Net asset value, offering and redemption price per share, $236,885,816 / 14,251,991 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.62

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $323,651 foreign withholding tax)	$6,053,945

EXPENSES
Investment management fees	1,586,921
Distribution fees – Class IB	539,767
Administrative fees	198,218
Custodian fees	89,100
Professional fees	60,061
Recoupment fees	26,898
Printing and mailing expenses	26,072
Trustees’ fees	5,952
Interest expense	1,267
Miscellaneous	12,236

Total expenses	2,546,492

NET INVESTMENT INCOME (LOSS)	3,507,453

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities (net of India tax of $50,056 on realized gain on investments)	30,583,408
Foreign currency transactions	(11,441)

Net realized gain (loss)	30,571,967

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $(32,858) on unrealized depreciation on investments)	7,015,326
Foreign currency translations	(11,465)

Net change in unrealized appreciation (depreciation)	7,003,861

NET REALIZED AND UNREALIZED GAIN (LOSS)	37,575,828

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,083,281

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL REAL ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,507,453	$3,225,334
Net realized gain (loss)	30,571,967	(20,342,616)
Net change in unrealized appreciation (depreciation)	7,003,861	(10,937,696)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	41,083,281	(28,054,978)

Distributions to shareholders:
Class IB	(8,726,496)	(5,259,270)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,540,110 and 1,531,809 shares, respectively ]	24,043,638	21,077,847
Capital shares issued in reinvestment of dividends and distributions [ 546,158 and 376,121 shares, respectively ]	8,726,496	5,259,270
Capital shares repurchased [ (1,510,976) and (1,972,773) shares, respectively ]	(23,678,064)	(27,573,303)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	9,092,070	(1,236,186)

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,448,855	(34,550,434)
NET ASSETS:
Beginning of year	195,436,961	229,987,395

End of year	$236,885,816	$195,436,961

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL REAL ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$14.29		$16.74		$14.96		$15.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26		0.24		0.34		0.07
Net realized and unrealized gain (loss)	2.71		(2.30)		2.98		(0.25)

Total from investment operations	2.97		(2.06)		3.32		(0.18)

Less distributions:
Dividends from net investment income	(0.48)		(0.35)		(0.74)		(0.09)
Distributions from net realized gains	(0.16)		(0.04)		(0.80)		—

Total dividends and distributions	(0.64)		(0.39)		(1.54)		(0.09)

Net asset value, end of period	$16.62		$14.29		$16.74		$14.96

Total return (b)	20.99%		(12.22)%		22.53%		(1.24)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$236,886		$195,437		$229,987		$196,349
Ratio of expenses to average net assets:
After waivers (a)(f)	1.18	%(j)**	1.20	%(k)	1.21	%(m)	1.28	%(n)**
Before waivers (a)(f)	1.18	%**	1.21%		1.21%		1.28	%**
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.62%		1.70%		2.00%		2.23	%(l)
Before waivers (a)(f)	1.62%		1.68%		2.00%		2.23	%(l)
Portfolio turnover rate^	140%		155%		58%		8	%(z)
*	Commencement of Operations.
**	Includes Interest Expense of less than 0.005% for the year ended December 31, 2021 and Tax expense of 0.01% for the period ended December 31, 2018.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.18% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.21% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.28% for Class IB.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	5.78%	12.62%
MSCI ACWI ex USA Growth (Net) Index	5.09	14.82

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.78% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the MSCI ACWI ex USA Growth (Net) Index, which returned 5.09% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio’s Health Care holdings outperformed those of the benchmark sector, adding to relative return. Ireland-based contract research organization ICON and Denmark-based pharmaceutical company Novo Nordisk were notable contributors.

•

Stock selection in Industrials also positively affected relative results. Netherlands-based global information and solutions provider Wolters Kluwer and Switzerland-based freight forwarder Kuehne + Nagel International were key contributors.

•

Stock selection in Communication Services also added to relative performance, with UK-based advertising company WPP and South Korea-based online platform Naver positively contributing to relative return.

•	Geographically, stock selection in Japan and Ireland added to relative results. U.S. exposure and an underweight in Japan were also advantageous.

What hurt performance during the year:

•	Stock selection in Financials detracted from relative results. Brazil-based exchange operator B3, India-based HDFC Bank and Hong Kong-based insurance and finance company AIA hampered relative return.

•

The Portfolio’s Consumer Discretionary holdings underperformed those of the benchmark sector, detracting from relative return. China-based New Oriental Education & Technology and JD.com and Macau-based Galaxy Entertainment were among the largest detractors.

•

Geographically, stock selection in Brazil, India and Taiwan detracted from relative return. An overweight in Brazil, underweights in India and Taiwan, and exposure in Macau had a negative impact on relative results as well.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Industrials	$ 34,880,460	15.9%
Information Technology	34,793,222	15.9
Consumer Staples	34,267,557	15.6
Consumer Discretionary	33,753,522	15.4
Financials	29,810,452	13.6
Health Care	20,762,958	9.5
Materials	15,079,424	6.9
Communication Services	9,710,074	4.4
Investment Company	436,249	0.2
Cash and Other	5,611,272	2.6

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$995.10	$5.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.50	5.77

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.13%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (0.7%)
CSL Ltd.	6,810	$1,440,406

Brazil (1.1%)
B3 SA - Brasil Bolsa Balcao	1,161,900	2,323,800

Canada (6.1%)
Bank of Nova Scotia (The)	33,527	2,373,487
CGI, Inc.*	63,514	5,616,065
Magna International, Inc.	35,580	2,878,859
Ritchie Bros Auctioneers, Inc.	41,990	2,569,624

		13,438,035

China (8.3%)
China Feihe Ltd. (m)	957,000	1,283,765
China Mengniu Dairy Co. Ltd.*	675,000	3,826,202
China Resources Beer Holdings Co. Ltd.	132,000	1,080,878
JD.com, Inc. (ADR)*	34,886	2,444,462
Prosus NV*	16,588	1,388,646
Tencent Holdings Ltd.	54,300	3,181,030
Wuliangye Yibin Co. Ltd., Class A	36,189	1,264,302
Yum China Holdings, Inc.	74,583	3,717,217

		18,186,502

Denmark (2.5%)
Carlsberg A/S, Class B	12,977	2,243,939
Novo Nordisk A/S, Class B	29,849	3,358,672

		5,602,611

France (5.1%)
Arkema SA	26,705	3,765,491
Kering SA	3,073	2,473,168
LVMH Moet Hennessy Louis Vuitton SE	3,290	2,723,099
Pernod Ricard SA	9,273	2,232,871

		11,194,629

Germany (1.6%)
Deutsche Boerse AG	13,026	2,181,508
Knorr-Bremse AG	13,597	1,345,228

		3,526,736

Hong Kong (1.9%)
AIA Group Ltd.	411,600	4,148,965

India (2.3%)
HDFC Bank Ltd. (ADR)	77,059	5,014,229

Ireland (5.2%)
CRH plc	76,718	4,063,217
Flutter Entertainment plc*	23,802	3,788,742
ICON plc*	11,134	3,448,200

		11,300,159

Italy (2.3%)
FinecoBank Banca Fineco SpA	287,006	5,043,484

Japan (14.5%)
Asahi Group Holdings Ltd.	59,900	2,329,763
FANUC Corp.	6,700	1,420,030
Hoya Corp.	21,300	3,168,243
Keyence Corp.	2,600	1,633,730
Koito Manufacturing Co. Ltd.	54,200	2,869,495
Komatsu Ltd.	57,700	1,351,082
Nidec Corp.	14,000	1,645,484
Olympus Corp.	270,300	6,225,853
SMC Corp.	2,200	1,483,943
Sony Group Corp.	55,500	6,983,939
TIS, Inc.	86,600	2,578,501

		31,690,063

Macau (0.9%)
Galaxy Entertainment Group Ltd.*	387,000	2,005,091

Mexico (1.5%)
Wal-Mart de Mexico SAB de CV	916,526	3,411,766

Netherlands (5.3%)
ASML Holding NV	4,015	3,230,380
Heineken NV	29,264	3,293,725
Wolters Kluwer NV	43,060	5,078,867

		11,602,972

Singapore (1.6%)
United Overseas Bank Ltd.	171,034	3,414,080

South Korea (3.9%)
NAVER Corp.*	11,460	3,648,884
Samsung Electronics Co. Ltd.	74,275	4,892,309

		8,541,193

Spain (1.1%)
Amadeus IT Group SA*	34,547	2,345,746

Sweden (5.4%)
Investor AB, Class B	210,715	5,310,899
Sandvik AB	236,869	6,621,490

		11,932,389

Switzerland (5.9%)
Kuehne + Nagel International AG (Registered)	8,300	2,681,650
Logitech International SA (Registered)	25,561	2,156,639
Nestle SA (Registered)	35,981	5,032,286
Roche Holding AG	7,503	3,121,584

		12,992,159

Taiwan (2.7%)
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	49,112	5,908,665

United Kingdom (7.1%)
Ashtead Group plc	31,415	2,526,644
DCC plc	29,029	2,377,178
Linde plc	14,777	5,119,196
Reckitt Benckiser Group plc	31,990	2,746,090
WPP plc	190,072	2,880,160

		15,649,268

United States (10.2%)
Amcor plc (CHDI)	177,344	2,131,520
Booking Holdings, Inc.*	1,034	2,480,804
Broadcom, Inc.	9,665	6,431,187
Philip Morris International, Inc.	58,126	5,521,970
Schneider Electric SE	29,434	5,779,240

		22,344,721

Total Common Stocks (97.2%) (Cost $158,677,683)		213,057,669

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	436,075	$436,249

Total Short-Term Investment (0.2%) (Cost $436,249)		436,249

Total Investments in Securities (97.4%) (Cost $159,113,932)		213,493,918
Other Assets Less Liabilities (2.6%)		5,611,258

Net Assets (100%)		$219,105,176

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $1,283,765 or 0.6% of net assets.

Glossary:

ADR	— American Depositary Receipt
CHDI	— Clearing House Electronic Subregister System (CHESS)
Depository Interest

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Australia	$—	$1,440,406	$—	$1,440,406
Brazil	—	2,323,800	—	2,323,800
Canada	13,438,035	—	—	13,438,035
China	6,161,679	12,024,823	—	18,186,502
Denmark	—	5,602,611	—	5,602,611
France	—	11,194,629	—	11,194,629
Germany	—	3,526,736	—	3,526,736
Hong Kong	—	4,148,965	—	4,148,965
India	5,014,229	—	—	5,014,229
Ireland	3,448,200	7,851,959	—	11,300,159
Italy	—	5,043,484	—	5,043,484
Japan	—	31,690,063	—	31,690,063
Macau	—	2,005,091	—	2,005,091
Mexico	3,411,766	—	—	3,411,766
Netherlands	—	11,602,972	—	11,602,972
Singapore	—	3,414,080	—	3,414,080
South Korea	—	8,541,193	—	8,541,193
Spain	—	2,345,746	—	2,345,746
Sweden	—	11,932,389	—	11,932,389
Switzerland	—	12,992,159	—	12,992,159
Taiwan	5,908,665	—	—	5,908,665
United Kingdom	5,119,196	10,530,072	—	15,649,268
United States	14,433,961	7,910,760	—	22,344,721
Short-Term Investment
Investment Company	436,249	—	—	436,249

Total Assets	$57,371,980	$156,121,938	$—	$213,493,918

Total Liabilities	$—	$—	$—	$—

Total	$57,371,980	$156,121,938	$—	$213,493,918

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$86,419,887
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$86,887,263

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$55,474,129
Aggregate gross unrealized depreciation	(4,293,869)

Net unrealized appreciation	$51,180,260

Federal income tax cost of investments in securities and derivative instruments, if applicable	$162,313,658

For the year ended December 31, 2021, the Portfolio incurred approximately $1,737 as brokerage commissions with Sanford C. Bernstein & Co., LLC, $194 as brokerage commissions with Bernstein Autonomous LLP and $106 as brokerage commissions with Invesco Capital Markets, Inc., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $159,113,932)	$213,493,918
Cash	5,300,000
Foreign cash (Cost $106,167)	107,028
Dividends, interest and other receivables	425,318
Receivable for Portfolio shares sold	99,328
Other assets	1,078

Total assets	219,426,670

LIABILITIES
Investment management fees payable	129,097
Distribution fees payable – Class IB	45,468
Payable for Portfolio shares redeemed	42,612
Administrative fees payable	16,562
Payable for securities purchased	15,979
Accrued expenses	71,776

Total liabilities	321,494

NET ASSETS	$219,105,176

Net assets were comprised of:
Paid in capital	$166,214,213
Total distributable earnings (loss)	52,890,963

Net assets	$219,105,176

Class IB
Net asset value, offering and redemption price per share, $219,105,176 / 4,790,618 shares outstanding (unlimited amount authorized: $0.01 par value)	$45.74

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $310,611 foreign withholding tax)	$3,222,688
Interest	921

Total income	3,223,609

EXPENSES
Investment management fees	1,536,544
Distribution fees – Class IB	541,034
Administrative fees	198,747
Custodian fees	68,200
Professional fees	61,445
Printing and mailing expenses	25,401
Recoupment fees	15,471
Trustees’ fees	6,061
Miscellaneous	12,291

Gross expenses	2,465,194
Less: Waiver from investment manager	(34)

Net expenses	2,465,160

NET INVESTMENT INCOME (LOSS)	758,449

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	13,473,443
Foreign currency transactions	2,562

Net realized gain (loss)	13,476,005

Change in unrealized appreciation (depreciation) on:
Investments in securities	(2,219,712)
Foreign currency translations	(17,859)

Net change in unrealized appreciation (depreciation)	(2,237,571)

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,238,434

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,996,883

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$758,449	$769,210
Net realized gain (loss)	13,476,005	(3,119,915)
Net change in unrealized appreciation (depreciation)	(2,237,571)	26,718,263

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,996,883	24,367,558

Distributions to shareholders:
Class IB	(10,892,214)	(1,502,774)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 513,767 and 420,877 shares, respectively ]	24,420,912	15,998,133
Capital shares issued in reinvestment of dividends and distributions [ 242,239 and 34,761 shares, respectively ]	10,892,214	1,502,774
Capital shares repurchased [ (548,987) and (710,944) shares, respectively ]	(26,090,314)	(27,088,585)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	9,222,812	(9,587,678)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,327,481	13,277,106
NET ASSETS:
Beginning of year	208,777,695	195,500,589

End of year	$219,105,176	$208,777,695

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$45.55		$40.40		$32.57		$34.38

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17		0.16		0.47		0.06
Net realized and unrealized gain (loss)	2.41		5.32		8.70		(1.80)

Total from investment operations	2.58		5.48		9.17		(1.74)

Less distributions:
Dividends from net investment income	(0.67)		(0.33)		(0.65)		(0.07)
Distributions from net realized gains	(1.72)		—		(0.69)		—

Total dividends and distributions	(2.39)		(0.33)		(1.34)		(0.07)

Net asset value, end of period	$45.74		$45.55		$40.40		$32.57

Total return (b)	5.78%		13.61%		28.21%		(5.06)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$219,105		$208,778		$195,501		$161,052
Ratio of expenses to average net assets:
After waivers (a)(f)	1.14	%(j)	1.17	%(k)	1.18	%(m)	1.18	%(m)
Before waivers (a)(f)	1.14%		1.17%		1.18%		1.20%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.35%		0.42%		1.23%		0.92	%(l)
Before waivers (a)(f)	0.35%		0.42%		1.23%		0.90	%(l)
Portfolio turnover rate^	42%		57%		35%		9	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.17% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.18% for Class IB.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	7.96%	6.93%	5.09%
EQ/Invesco Moderate Allocation Index	8.93	8.44	6.68
S&P 500® Index	28.71	18.47	15.40
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.32	1.90

* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.96% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/Invesco Moderate Allocation Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government Bond Index, which returned 8.93%, 28.71% and (1.69)%, respectively.

Portfolio Highlights

Portfolio asset class performance was representative of the respective asset class index. U.S. equities produces strong positive returns throughout the year, including notching multiple record highs in the S&P 500 Index. Large-cap stocks produced the strongest returns, followed by mid cap and then small cap stocks, while core stocks led growth and value. Within the S&P 500 Index, all sectors posted positive returns for the year. The Energy and Real Estate sectors produced the strongest gains, while the Utilities and Consumer Staples sectors lagged all other sectors. International equity markets produced mixed returns during the year and underperformed domestic equities. Developed markets generally outperformed emerging markets. The four primary sectors of the Bloomberg U.S. Aggregate Bond Index — government-related, corporate, securitized and treasury — posted negative returns for the fiscal year. Negative performance among fixed income assets was largely attributable to the sharp increase in inflation throughout the year as well as potential uncertainty in monetary policy.

The Portfolio was de-equitized twice during the first quarter of 2021, once at the beginning of February and again throughout most of March, as investors worried about potential U.S. political unrest, rising bond yields and inflation. Markets continued to climb and hit new highs during the second quarter, sparking higher volatility stemming again from continued inflation concerns and the potential for rising interest rates. As such, a hedge was placed partially during the month of May. As most S&P 500 companies continued to beat Wall Street earnings forecasts into the third quarter, volatility mostly waned. This led to only a few short-term hedges being placed during the third quarter. During the remainder of the year the Portfolio remained unhedged, even as the COVID-19 Omicron variant began to spook investors.

What helped performance during the year:

•	The Portfolio’s equity allocations posted positive performance and contributed to absolute performance results.

•	The U.S. large-cap equity allocation was the leading contributor to both absolute and relative performance during the year.

•	Portfolio allocations to U.S. small and mid-cap equities also contributed to absolute and relative performance results.

What hurt performance during the year:

•	Allocations to fixed income detracted from absolute and relative performance during the year.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

We expect 2022 to be a year of transition as policies and economies move toward a more normal state. However, issues remain that will likely define the economic and

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO (Unaudited)

market environment, including continued supply-chain disruptions and an upsurge in demand that threaten to keep inflation high across many economies. The Omicron variant will likely exacerbate these conditions and aggravate inflation in the short term. However, within a few months, Omicron is likely to be a positive force or at least a relatively neutral one if it remains as mild as we have seen thus far. Because it is highly contagious, it appears to be crowding out the more dangerous Delta variant and could aid in rapidly immunizing populations. And so, our 2022 outlook is centered on the question of inflation and how markets and policymakers may react to it.

We expect the growth of developed economies to normalize, remaining above its long-term trend but decelerating to a more sustainable rate as fiscal stimulus is gradually removed. However, we expect emerging economies — led by China — to experience improving economic growth for the year. We anticipate that inflation will peak in mid-2022 and then start to slowly moderate, backing down toward target rates by the end of 2023 as supply-chain issues resolve, vaccination levels increase and more employees return to the workforce. We still believe the Federal Reserve will be patiently accommodative with a rate lift-off in the latter half of 2022, although other developed countries’ central banks may act more quickly. Finally, we expect volatility will increase as markets digest the transition to slower growth and a gradual tightening in monetary policy.

From a relative asset allocation perspective, our base-case expectations lead us to a reduced risk posture, with a slight overweighting of equities tilted toward defensive sectors such as Information Technology, Communication Services, Health Care, Real Estate and Consumer Staples. We prefer quality and large caps in this scenario given slowing growth expectations and stable (or lower) long-term bond yields. We also anticipate that alternatives such as real estate and private credit, as well as commodities, would outperform in this environment. For regional allocations, our base case indicates a preference for emerging markets (including emerging-market currencies) due to cyclical divergence, and U.S. equities over other developed markets as the global slowdown favors regions with lower cyclical exposure and lower operating leverage.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	4.01
Weighted Average Coupon (%)	0.63
Weighted Average Effective Duration (Years)*	3.89
Weighted Average Rating**	AAA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	49.1%
Investment Company	14.3
Information Technology	9.7
Health Care	4.4
Consumer Discretionary	4.0
Financials	3.7
Communication Services	3.3
Industrials	2.6
Consumer Staples	1.9
Materials	0.8
Energy	0.8
Real Estate	0.8
Utilities	0.8
Exchange Traded Funds	0.1
Cash and Other	3.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,029.10	$6.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.24	6.02

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.18%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.3%)
Diversified Telecommunication Services (0.3%)
AT&T, Inc.	21,187	$521,200
Lumen Technologies, Inc.	2,734	34,312
Verizon Communications, Inc.	12,246	636,302

		1,191,814

Entertainment (0.5%)
Activision Blizzard, Inc.	2,210	147,031
Electronic Arts, Inc.	898	118,446
Live Nation Entertainment, Inc.*	447	53,502
Netflix, Inc.*	1,272	766,304
Take-Two Interactive Software, Inc.*	347	61,669
Walt Disney Co. (The)*	5,152	797,993

		1,944,945

Interactive Media & Services (2.1%)
Alphabet, Inc., Class A*	876	2,537,807
Alphabet, Inc., Class C*	889	2,572,402
Match Group, Inc.*	860	113,735
Meta Platforms, Inc., Class A*	6,906	2,322,833
Twitter, Inc.*	1,852	80,043

		7,626,820

Media (0.4%)
Charter Communications, Inc., Class A*	547	356,628
Comcast Corp., Class A	14,634	736,529
Discovery, Inc., Class A*	489	11,511
Discovery, Inc., Class C*	1,038	23,770
DISH Network Corp., Class A*	595	19,302
Fox Corp., Class A	1,014	37,417
Fox Corp., Class B	419	14,359
Interpublic Group of Cos., Inc. (The)	1,172	43,891
News Corp., Class A	1,314	29,315
News Corp., Class B	705	15,863
Omnicom Group, Inc.	705	51,655
ViacomCBS, Inc.	1,688	50,944

		1,391,184

Wireless Telecommunication Services (0.0%)
T-Mobile US, Inc.*	929	107,745

Total Communication Services		12,262,508

Consumer Discretionary (4.0%)
Auto Components (0.0%)
Aptiv plc*	798	131,630
BorgWarner, Inc.	608	27,403

		159,033

Automobiles (0.8%)
Ford Motor Co.	11,524	239,354
General Motors Co.*	3,563	208,899
Tesla, Inc.*	2,257	2,385,152

		2,833,405

Distributors (0.0%)
Genuine Parts Co.	450	63,090
LKQ Corp.	841	50,485
Pool Corp.	119	67,354

		180,929

Hotels, Restaurants & Leisure (0.7%)
Booking Holdings, Inc.*	146	350,288
Caesars Entertainment, Inc.*	677	63,320
Carnival Corp.*	1,135	22,836
Chipotle Mexican Grill, Inc.*	82	143,356
Darden Restaurants, Inc.	371	55,887
Domino’s Pizza, Inc.	116	65,462
Expedia Group, Inc.*	376	67,951
Hilton Worldwide Holdings, Inc.*	826	128,848
Las Vegas Sands Corp.*	1,026	38,619
Marriott International, Inc., Class A*	820	135,497
McDonald’s Corp.	2,316	620,850
MGM Resorts International	1,360	61,037
Norwegian Cruise Line Holdings Ltd.*	545	11,303
Penn National Gaming, Inc.*	438	22,710
Royal Caribbean Cruises Ltd.*	498	38,296
Starbucks Corp.	4,048	473,495
Wynn Resorts Ltd.*	267	22,706
Yum! Brands, Inc.	947	131,500

		2,453,961

Household Durables (0.1%)
DR Horton, Inc.	987	107,040
Garmin Ltd.	341	46,434
Lennar Corp., Class A	759	88,166
Mohawk Industries, Inc.*	189	34,432
Newell Brands, Inc.	1,466	32,017
NVR, Inc.*	7	41,362
PulteGroup, Inc.	692	39,555
Whirlpool Corp.	187	43,881

		432,887

Internet & Direct Marketing Retail (1.1%)
Amazon.com, Inc.*	1,201	4,004,542
eBay, Inc.	2,761	183,607
Etsy, Inc.*	337	73,783

		4,261,932

Leisure Products (0.0%)
Hasbro, Inc.	362	36,844

Multiline Retail (0.2%)
Dollar General Corp.	771	181,825
Dollar Tree, Inc.*	738	103,704
Target Corp.	1,642	380,024

		665,553

Specialty Retail (0.9%)
Advance Auto Parts, Inc.	213	51,095
AutoZone, Inc.*	95	199,157
Bath & Body Works, Inc.	729	50,877
Best Buy Co., Inc.	759	77,114
CarMax, Inc.*	531	69,152
Gap, Inc. (The)	625	11,031
Home Depot, Inc. (The)	3,383	1,403,979
Lowe’s Cos., Inc.	2,431	628,365
O’Reilly Automotive, Inc.*	249	175,851

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Ross Stores, Inc.	1,096	$125,251
TJX Cos., Inc. (The)	3,675	279,006
Tractor Supply Co.	359	85,658
Ulta Beauty, Inc.*	174	71,747

		3,228,283

Textiles, Apparel & Luxury Goods (0.2%)
NIKE, Inc., Class B	3,729	621,512
PVH Corp.	232	24,743
Ralph Lauren Corp.	165	19,612
Tapestry, Inc.	869	35,281
Under Armour, Inc., Class A*	608	12,883
Under Armour, Inc., Class C*	640	11,546
VF Corp.	907	66,411

		791,988

Total Consumer Discretionary		15,044,815

Consumer Staples (1.9%)
Beverages (0.4%)
Brown-Forman Corp., Class B	814	59,308
Coca-Cola Co. (The)	11,151	660,251
Constellation Brands, Inc., Class A	477	119,713
Molson Coors Beverage Co., Class B	577	26,744
Monster Beverage Corp.*	1,165	111,886
PepsiCo, Inc.	4,079	708,563

		1,686,465

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.	1,272	722,114
Kroger Co. (The)	2,337	105,773
Sysco Corp.	1,354	106,357
Walgreens Boots Alliance, Inc.	2,480	129,357
Walmart, Inc.	4,245	614,209

		1,677,810

Food Products (0.3%)
Archer-Daniels-Midland Co.	1,626	109,901
Campbell Soup Co.	486	21,122
Conagra Brands, Inc.	1,150	39,273
General Mills, Inc.	1,672	112,659
Hershey Co. (The)	428	82,805
Hormel Foods Corp.	746	36,412
J M Smucker Co. (The)	310	42,104
Kellogg Co.	768	49,475
Kraft Heinz Co. (The)	1,688	60,599
Lamb Weston Holdings, Inc.	434	27,507
McCormick & Co., Inc. (Non-Voting)	702	67,820
Mondelez International, Inc., Class A	4,357	288,913
Tyson Foods, Inc., Class A	911	79,403

		1,017,993

Household Products (0.5%)
Church & Dwight Co., Inc.	759	77,798
Clorox Co. (The)	410	71,488
Colgate-Palmolive Co.	2,595	221,457
Kimberly-Clark Corp.	1,026	146,636
Procter & Gamble Co. (The)	7,330	1,199,041

		1,716,420

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	671	248,404

Tobacco (0.2%)
Altria Group, Inc.	5,447	258,133
Philip Morris International, Inc.	4,524	429,780

		687,913

Total Consumer Staples		7,035,005

Energy (0.8%)
Energy Equipment & Services (0.0%)
Baker Hughes Co.	1,217	29,281
Halliburton Co.	2,567	58,708
Schlumberger NV	4,057	121,507

		209,496

Oil, Gas & Consumable Fuels (0.8%)
APA Corp.	1,138	30,601
Chevron Corp.	5,783	678,635
ConocoPhillips	4,054	292,618
Coterra Energy, Inc.	1,502	28,538
Devon Energy Corp.	1,482	65,282
Diamondback Energy, Inc.	453	48,856
EOG Resources, Inc.	1,700	151,011
Exxon Mobil Corp.	12,461	762,488
Hess Corp.	798	59,076
Kinder Morgan, Inc.	5,774	91,576
Marathon Oil Corp.	2,534	41,608
Marathon Petroleum Corp.	1,333	85,299
Occidental Petroleum Corp.	2,746	79,606
ONEOK, Inc.	1,256	73,802
Phillips 66	1,239	89,778
Pioneer Natural Resources Co.	492	89,485
Valero Energy Corp.	1,272	95,540
Williams Cos., Inc. (The)	2,491	64,866

		2,828,665

Total Energy		3,038,161

Financials (3.7%)
Banks (1.4%)
Bank of America Corp.	27,122	1,206,658
Citigroup, Inc.	7,288	440,122
Citizens Financial Group, Inc.	1,357	64,118
Comerica, Inc.	519	45,153
Fifth Third Bancorp	2,061	89,757
First Republic Bank	496	102,429
Huntington Bancshares, Inc.	3,168	48,851
JPMorgan Chase & Co.	9,840	1,558,164
KeyCorp	3,131	72,420
M&T Bank Corp.	447	68,650
People’s United Financial, Inc.	1,109	19,762
PNC Financial Services Group, Inc. (The)	1,345	269,699
Regions Financial Corp.	3,062	66,752
Signature Bank	193	62,430
SVB Financial Group*	170	115,301
Truist Financial Corp.	3,896	228,111
US Bancorp	4,524	254,113
Wells Fargo & Co.	12,628	605,891
Zions Bancorp NA	519	32,780

		5,351,161

See Notes to Financial Statements.

1000

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Capital Markets (1.0%)
Ameriprise Financial, Inc.	437	$131,825
Bank of New York Mellon Corp. (The)	2,916	169,361
BlackRock, Inc.	368	336,926
Cboe Global Markets, Inc.	359	46,814
Charles Schwab Corp. (The)	3,466	291,491
CME Group, Inc.	987	225,490
FactSet Research Systems, Inc.	124	60,265
Franklin Resources, Inc.	850	28,466
Goldman Sachs Group, Inc. (The)	998	381,785
Intercontinental Exchange, Inc.	1,684	230,321
MarketAxess Holdings, Inc.	119	48,941
Moody’s Corp.	480	187,478
Morgan Stanley	4,698	461,156
MSCI, Inc.	255	156,236
Nasdaq, Inc.	388	81,484
Northern Trust Corp.	608	72,723
Raymond James Financial, Inc.	580	58,232
S&P Global, Inc.	735	346,869
State Street Corp.	1,084	100,812
T. Rowe Price Group, Inc.	720	141,581

		3,558,256

Consumer Finance (0.2%)
American Express Co.	2,030	332,108
Capital One Financial Corp.	1,371	198,918
Discover Financial Services	1,038	119,951
Synchrony Financial	1,976	91,667

		742,644

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc., Class B*	5,641	1,686,659

Insurance (0.6%)
Aflac, Inc.	2,207	128,867
Allstate Corp. (The)	1,035	121,768
American International Group, Inc.	2,592	147,381
Aon plc, Class A	756	227,223
Arthur J Gallagher & Co.	522	88,568
Assurant, Inc.	137	21,353
Brown & Brown, Inc.	789	55,451
Chubb Ltd.	1,414	273,340
Cincinnati Financial Corp.	410	46,711
Everest Re Group Ltd.	116	31,775
Globe Life, Inc.	335	31,396
Hartford Financial Services Group, Inc. (The)	1,053	72,699
Lincoln National Corp.	637	43,482
Loews Corp.	705	40,721
Marsh & McLennan Cos., Inc.	1,466	254,820
MetLife, Inc.	2,971	185,658
Principal Financial Group, Inc.	768	55,549
Progressive Corp. (The)	1,733	177,892
Prudential Financial, Inc.	1,233	133,460
Travelers Cos., Inc. (The)	780	122,015
W R Berkley Corp.	453	37,323
Willis Towers Watson plc	395	93,809

		2,391,261

Total Financials		13,729,981

Health Care (4.4%)
Biotechnology (0.6%)
AbbVie, Inc.	5,392	730,077
Amgen, Inc.	1,949	438,467
Biogen, Inc.*	625	149,950
Gilead Sciences, Inc.	3,976	288,697
Incyte Corp.*	496	36,406
Moderna, Inc.*	926	235,185
Regeneron Pharmaceuticals, Inc.*	231	145,881
Vertex Pharmaceuticals, Inc.*	768	168,653

		2,193,316

Health Care Equipment & Supplies (0.9%)
Abbott Laboratories	5,295	745,218
ABIOMED, Inc.*	125	44,896
Align Technology, Inc.*	222	145,894
Baxter International, Inc.	1,472	126,357
Becton Dickinson and Co.	798	200,681
Boston Scientific Corp.*	4,100	174,168
Cooper Cos., Inc. (The)	152	63,679
Dentsply Sirona, Inc.	608	33,920
Dexcom, Inc.*	282	151,420
Edwards Lifesciences Corp.*	1,724	223,344
Hologic, Inc.*	826	63,239
IDEXX Laboratories, Inc.*	249	163,957
Intuitive Surgical, Inc.*	1,026	368,642
Medtronic plc	3,993	413,076
ResMed, Inc.	453	117,997
STERIS plc	267	64,990
Stryker Corp.	947	253,247
Teleflex, Inc.	137	45,002
Zimmer Biomet Holdings, Inc.	608	77,240

		3,476,967

Health Care Providers & Services (0.9%)
AmerisourceBergen Corp.	477	63,389
Anthem, Inc.	746	345,801
Cardinal Health, Inc.	959	49,379
Centene Corp.*	1,688	139,091
Cigna Corp.	1,102	253,052
CVS Health Corp.	3,759	387,778
DaVita, Inc.*	395	44,935
HCA Healthcare, Inc.	823	211,445
Henry Schein, Inc.*	450	34,889
Humana, Inc.	404	187,400
Laboratory Corp. of America Holdings*	310	97,405
McKesson Corp.	599	148,893
Quest Diagnostics, Inc.	373	64,533
UnitedHealth Group, Inc.	2,819	1,415,533
Universal Health Services, Inc., Class B	249	32,285

		3,475,808

Health Care Technology (0.0%)
Cerner Corp.	877	81,447

Life Sciences Tools & Services (0.7%)
Agilent Technologies, Inc.	981	156,617
Bio-Rad Laboratories, Inc., Class A*	73	55,157
Bio-Techne Corp.	116	60,011

See Notes to Financial Statements.

1001

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Charles River Laboratories International, Inc.*	162	$61,038
Danaher Corp.	1,806	594,192
Illumina, Inc.*	434	165,111
IQVIA Holdings, Inc.*	477	134,581
Mettler-Toledo International, Inc.*	86	145,960
PerkinElmer, Inc.	376	75,599
Thermo Fisher Scientific, Inc.	1,196	798,019
Waters Corp.*	249	92,777
West Pharmaceutical Services, Inc.	213	99,899

		2,438,961

Pharmaceuticals (1.3%)
Bristol-Myers Squibb Co.	6,785	423,045
Catalent, Inc.*	465	59,534
Eli Lilly and Co.	2,810	776,178
Johnson & Johnson	7,929	1,356,414
Merck & Co., Inc.	7,995	612,737
Organon & Co.	798	24,299
Pfizer, Inc.	18,378	1,085,221
Viatris, Inc.	3,727	50,426
Zoetis, Inc.	1,430	348,963

		4,736,817

Total Health Care		16,403,316

Industrials (2.6%)
Aerospace & Defense (0.5%)
Boeing Co. (The)*	1,557	313,455
General Dynamics Corp.	786	163,857
Howmet Aerospace, Inc.	1,165	37,082
Huntington Ingalls Industries, Inc.	137	25,583
L3Harris Technologies, Inc.	671	143,084
Lockheed Martin Corp.	729	259,094
Northrop Grumman Corp.	507	196,245
Raytheon Technologies Corp.	4,278	368,165
Textron, Inc.	729	56,279
TransDigm Group, Inc.*	140	89,079

		1,651,923

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	410	44,128
Expeditors International of Washington, Inc.	486	65,265
FedEx Corp.	735	190,101
United Parcel Service, Inc., Class B	2,012	431,252

		730,746

Airlines (0.1%)
Alaska Air Group, Inc.*	319	16,620
American Airlines Group, Inc.*	1,184	21,265
Delta Air Lines, Inc.*	1,852	72,376
Southwest Airlines Co.*	1,472	63,060
United Airlines Holdings, Inc.*	637	27,888

		201,209

Building Products (0.2%)
A O Smith Corp.	471	40,435
Allegion plc	273	36,156
Carrier Global Corp.	2,313	125,457
Fortune Brands Home & Security, Inc.	382	40,836
Johnson Controls International plc	2,752	223,765
Masco Corp.	898	63,058
Trane Technologies plc	765	154,553

		684,260

Commercial Services & Supplies (0.1%)
Cintas Corp.	258	114,338
Copart, Inc.*	599	90,820
Republic Services, Inc.	705	98,312
Rollins, Inc.	574	19,637
Waste Management, Inc.	1,169	195,106

		518,213

Construction & Engineering (0.0%)
Quanta Services, Inc.	407	46,667

Electrical Equipment (0.2%)
AMETEK, Inc.	674	99,105
Eaton Corp. plc	1,262	218,099
Emerson Electric Co.	1,887	175,434
Generac Holdings, Inc.*	192	67,569
Rockwell Automation, Inc.	376	131,167

		691,374

Industrial Conglomerates (0.3%)
3M Co.	1,724	306,234
General Electric Co.	3,080	290,968
Honeywell International, Inc.	2,191	456,845
Roper Technologies, Inc.	316	155,428

		1,209,475

Machinery (0.5%)
Caterpillar, Inc.	1,766	365,103
Cummins, Inc.	477	104,053
Deere & Co.	938	321,631
Dover Corp.	477	86,623
Fortive Corp.	898	68,508
IDEX Corp.	225	53,172
Illinois Tool Works, Inc.	880	217,184
Ingersoll Rand, Inc.	680	42,072
Otis Worldwide Corp.	1,178	102,568
PACCAR, Inc.	1,007	88,878
Parker-Hannifin Corp.	388	123,431
Pentair plc	486	35,493
Snap-on, Inc.	174	37,476
Stanley Black & Decker, Inc.	471	88,840
Westinghouse Air Brake Technologies Corp.	137	12,619
Xylem, Inc.	519	62,238

		1,809,889

Professional Services (0.1%)
Equifax, Inc.	382	111,846
IHS Markit Ltd.	1,038	137,971
Jacobs Engineering Group, Inc.	316	43,997
Leidos Holdings, Inc.	428	38,049
Nielsen Holdings plc	860	17,638
Robert Half International, Inc.	316	35,240
Verisk Analytics, Inc.	437	99,955

		484,696

Road & Rail (0.3%)
CSX Corp.	7,640	287,264

See Notes to Financial Statements.

1002

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
JB Hunt Transport Services, Inc.	231	$47,216
Norfolk Southern Corp.	853	253,947
Old Dominion Freight Line, Inc.	316	113,248
Union Pacific Corp.	2,254	567,850

		1,269,525

Trading Companies & Distributors (0.1%)
Fastenal Co.	1,709	109,479
United Rentals, Inc.*	238	79,085
WW Grainger, Inc.	171	88,619

		277,183

Total Industrials		9,575,160

Information Technology (9.7%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	646	92,863
Cisco Systems, Inc.	14,084	892,503
F5, Inc.*	201	49,187
Juniper Networks, Inc.	995	35,531
Motorola Solutions, Inc.	465	126,340

		1,196,424

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	1,724	150,781
CDW Corp.	428	87,646
Corning, Inc.	2,449	91,176
IPG Photonics Corp.*	131	22,550
Keysight Technologies, Inc.*	625	129,069
TE Connectivity Ltd.	1,038	167,471
Teledyne Technologies, Inc.*	146	63,786
Trimble, Inc.*	683	59,551
Zebra Technologies Corp., Class A*	161	95,827

		867,857

IT Services (1.4%)
Accenture plc, Class A	1,869	774,794
Akamai Technologies, Inc.*	477	55,828
Automatic Data Processing, Inc.	1,278	315,129
Broadridge Financial Solutions, Inc.	365	66,729
Cognizant Technology Solutions Corp., Class A	1,694	150,292
DXC Technology Co.*	814	26,203
EPAM Systems, Inc.*	166	110,963
Fidelity National Information Services, Inc.	1,357	148,116
Fiserv, Inc.*	1,169	121,330
FleetCor Technologies, Inc.*	258	57,751
Gartner, Inc.*	258	86,254
Global Payments, Inc.	871	117,742
International Business Machines Corp.	2,497	333,749
Jack Henry & Associates, Inc.	244	40,746
Mastercard, Inc., Class A	2,658	955,073
Paychex, Inc.	987	134,725
PayPal Holdings, Inc.*	3,277	617,977
VeriSign, Inc.*	301	76,400
Visa, Inc., Class A	5,183	1,123,208

		5,313,009

Semiconductors & Semiconductor Equipment (2.1%)
Advanced Micro Devices, Inc.*	2,503	360,182
Analog Devices, Inc.	1,620	284,747
Applied Materials, Inc.	2,977	468,461
Broadcom, Inc.	1,202	799,823
Enphase Energy, Inc.*	365	66,773
Intel Corp.	13,714	706,271
KLA Corp.	471	202,582
Lam Research Corp.	480	345,192
Microchip Technology, Inc.	1,363	118,663
Micron Technology, Inc.	3,389	315,685
Monolithic Power Systems, Inc.	125	61,666
NVIDIA Corp.	7,149	2,102,592
NXP Semiconductors NV	826	188,146
Qorvo, Inc.*	344	53,798
QUALCOMM, Inc.	4,427	809,566
Skyworks Solutions, Inc.	556	86,258
SolarEdge Technologies, Inc.*	163	45,733
Teradyne, Inc.	516	84,381
Texas Instruments, Inc.	2,879	542,605
Xilinx, Inc.	735	155,842

		7,798,966

Software (3.1%)
Adobe, Inc.*	1,439	815,999
ANSYS, Inc.*	244	97,873
Autodesk, Inc.*	662	186,148
Cadence Design Systems, Inc.*	771	143,676
Ceridian HCM Holding, Inc.*	413	43,142
Citrix Systems, Inc.	395	37,363
Fortinet, Inc.*	434	155,980
Intuit, Inc.	729	468,907
Microsoft Corp.	22,970	7,725,270
NortonLifeLock, Inc.	1,967	51,103
Oracle Corp.	7,373	642,999
Paycom Software, Inc.*	158	65,600
PTC, Inc.*	298	36,103
salesforce.com, Inc.*	2,091	531,386
ServiceNow, Inc.*	519	336,888
Synopsys, Inc.*	477	175,775
Tyler Technologies, Inc.*	116	62,402

		11,576,614

Technology Hardware, Storage & Peripherals (2.5%)
Apple, Inc.	49,834	8,849,023
Hewlett Packard Enterprise Co.	4,576	72,164
HP, Inc.	4,752	179,008
NetApp, Inc.	804	73,960
Seagate Technology Holdings plc	829	93,660
Western Digital Corp.*	898	58,559

		9,326,374

Total Information Technology		36,079,244

Materials (0.8%)
Chemicals (0.6%)
Air Products and Chemicals, Inc.	668	203,246
Albemarle Corp.	359	83,923
Celanese Corp.	419	70,417
CF Industries Holdings, Inc.	631	44,662
Corteva, Inc.	2,276	107,609

See Notes to Financial Statements.

1003

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Dow, Inc.	2,239	$126,996
DuPont de Nemours, Inc.	1,072	86,596
Eastman Chemical Co.	416	50,299
Ecolab, Inc.	771	180,869
FMC Corp.	382	41,978
International Flavors & Fragrances, Inc.	1,072	161,497
Linde plc	1,626	563,295
LyondellBasell Industries NV, Class A	929	85,682
Mosaic Co. (The)	944	37,090
PPG Industries, Inc.	735	126,743
Sherwin-Williams Co. (The)	762	268,346

		2,239,248

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	184	81,056
Vulcan Materials Co.	371	77,012

		158,068

Containers & Packaging (0.1%)
Amcor plc	1,265	15,193
Avery Dennison Corp.	273	59,124
Ball Corp.	1,114	107,245
International Paper Co.	1,169	54,920
Packaging Corp. of America	310	42,206
Sealed Air Corp.	486	32,790
Westrock Co.	714	31,673

		343,151

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	3,853	160,786
Newmont Corp.	1,609	99,790
Nucor Corp.	981	111,981

		372,557

Total Materials		3,113,024

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.8%)
Alexandria Real Estate Equities, Inc. (REIT)	334	74,469
American Tower Corp. (REIT)	1,320	386,100
AvalonBay Communities, Inc. (REIT)	395	99,773
Boston Properties, Inc. (REIT)	428	49,297
Crown Castle International Corp. (REIT)	1,242	259,255
Digital Realty Trust, Inc. (REIT)	608	107,537
Duke Realty Corp. (REIT)	929	60,980
Equinix, Inc. (REIT)	244	206,385
Equity Residential (REIT)	1,062	96,111
Essex Property Trust, Inc. (REIT)	213	75,025
Extra Space Storage, Inc. (REIT)	356	80,716
Federal Realty Investment Trust (REIT)	216	29,445
Healthpeak Properties, Inc. (REIT)	1,278	46,123
Host Hotels & Resorts, Inc. (REIT)*	2,170	37,736
Iron Mountain, Inc. (REIT)	765	40,032
Kimco Realty Corp. (REIT)	1,150	28,347
Mid-America Apartment Communities, Inc. (REIT)	353	80,992
Prologis, Inc. (REIT)	1,545	260,116
Public Storage (REIT)	453	169,676
Realty Income Corp. (REIT)	850	60,851
Regency Centers Corp. (REIT)	428	32,250
SBA Communications Corp. (REIT)	341	132,656
Simon Property Group, Inc. (REIT)	892	142,515
UDR, Inc. (REIT)	720	43,193
Ventas, Inc. (REIT)	1,007	51,478
Vornado Realty Trust (REIT)	537	22,479
Welltower, Inc. (REIT)	1,035	88,772
Weyerhaeuser Co. (REIT)	2,167	89,237

		2,851,546

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	853	92,559

Total Real Estate		2,944,105

Utilities (0.8%)
Electric Utilities (0.5%)
Alliant Energy Corp.	631	38,788
American Electric Power Co., Inc.	1,439	128,028
Duke Energy Corp.	2,018	211,688
Edison International	911	62,176
Entergy Corp.	498	56,100
Evergy, Inc.	850	58,318
Eversource Energy	907	82,519
Exelon Corp.	2,856	164,963
FirstEnergy Corp.	1,305	54,275
NextEra Energy, Inc.	5,532	516,467
NRG Energy, Inc.	889	38,298
Pinnacle West Capital Corp.	344	24,283
PPL Corp.	2,088	62,765
Southern Co. (The)	3,019	207,043
Xcel Energy, Inc.	1,466	99,248

		1,804,959

Gas Utilities (0.0%)
Atmos Energy Corp.	371	38,870

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	2,088	50,738

Multi-Utilities (0.2%)
Ameren Corp.	674	59,993
CenterPoint Energy, Inc.	1,214	33,883
CMS Energy Corp.	853	55,487
Consolidated Edison, Inc.	947	80,798
Dominion Energy, Inc.	2,194	172,360
DTE Energy Co.	507	60,607
NiSource, Inc.	1,020	28,162
Public Service Enterprise Group, Inc.	1,545	103,098
Sempra Energy	756	100,004
WEC Energy Group, Inc.	929	90,178

		784,570

Water Utilities (0.1%)
American Water Works Co., Inc.	547	103,307

Total Utilities		2,782,444

Total Common Stocks (32.8%) (Cost $55,278,878)		122,007,763

See Notes to Financial Statements.

1004

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (0.1%)
iShares Core S&P Mid-Cap ETF	474	$134,180
iShares MSCI EAFE ETF	614	48,309
iShares Russell 2000 ETF	429	95,431

Total Exchange Traded Funds (0.1%) (Cost $266,278)		277,920

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (49.1%)
U.S. Treasury Notes 0.125%, 12/31/22	$4,400,000	4,386,300
0.250%, 4/15/23	9,200,000	9,169,161
0.125%, 4/30/23	4,800,000	4,773,770
0.250%, 6/15/23	7,700,000	7,664,080
0.125%, 8/31/23	2,500,000	2,477,902
0.125%, 10/15/23	6,050,000	5,988,879
0.250%, 11/15/23	1,000,000	991,739
0.500%, 11/30/23	5,950,000	5,927,646
0.125%, 2/15/24	2,500,000	2,467,506
0.250%, 3/15/24	15,650,000	15,463,566
0.250%, 6/15/24	10,600,000	10,445,171
1.500%, 11/30/24	5,600,000	5,689,073
0.375%, 4/30/25	16,992,100	16,621,247
0.250%, 6/30/25	2,900,000	2,818,418
0.250%, 8/31/25	3,650,000	3,536,944
0.375%, 11/30/25	724,600	703,010
0.375%, 12/31/25	6,750,000	6,545,157
1.625%, 5/15/26	7,944,700	8,082,822
0.875%, 6/30/26	5,400,000	5,317,129
0.750%, 8/31/26	3,100,000	3,032,188
1.250%, 11/30/26	3,700,000	3,700,604
0.625%, 3/31/27	9,682,400	9,364,941
0.500%, 6/30/27	3,075,000	2,944,041
0.500%, 10/31/27	1,400,000	1,333,398
0.625%, 12/31/27	8,450,000	8,091,341
1.125%, 2/29/28	7,700,000	7,593,981
1.250%, 3/31/28	4,998,200	4,957,533
1.000%, 7/31/28	1,750,000	1,705,092
2.375%, 5/15/29	2,430,600	2,592,714
1.625%, 8/15/29	880,000	893,289
1.750%, 11/15/29	1,035,700	1,061,673
0.625%, 5/15/30	2,498,800	2,339,324
0.625%, 8/15/30	2,974,900	2,775,024
0.875%, 11/15/30	2,730,000	2,593,689
1.125%, 2/15/31	1,930,000	1,871,277
1.625%, 5/15/31	2,775,400	2,811,176
1.250%, 8/15/31	3,730,000	3,648,115

Total U.S. Treasury Obligations		182,378,920

Total Long-Term Debt Securities (49.1%) (Cost $184,533,243)		182,378,920

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (14.3%)
JPMorgan Prime Money Market Fund, IM Shares	53,378,721	53,400,072

Total Short-Term Investment (14.3%) (Cost $53,389,057)		53,400,072

Total Investments in Securities (96.3%) (Cost $293,467,456)		358,064,675
Other Assets Less Liabilities (3.7%)		13,617,476

Net Assets (100%)		$371,682,151

*	Non-income producing.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	445	3/2022	USD	51,660,050	749,818
Russell 2000 E-Mini Index	75	3/2022	USD	8,410,500	101,285
S&P Midcap 400 E-Mini Index	25	3/2022	USD	7,094,250	165,658

					1,016,761

Short Contracts
S&P 500 E-Mini Index	(3)	3/2022	USD	(713,775)	(18,227)

					(18,227)

					998,534

See Notes to Financial Statements.

1005

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$12,262,508	$—	$—	$12,262,508
Consumer Discretionary	15,044,815	—	—	15,044,815
Consumer Staples	7,035,005	—	—	7,035,005
Energy	3,038,161	—	—	3,038,161
Financials	13,729,981	—	—	13,729,981
Health Care	16,403,316	—	—	16,403,316
Industrials	9,575,160	—	—	9,575,160
Information Technology	36,079,244	—	—	36,079,244
Materials	3,113,024	—	—	3,113,024
Real Estate	2,944,105	—	—	2,944,105
Utilities	2,782,444	—	—	2,782,444
Exchange Traded Funds	277,920	—	—	277,920
Futures	1,016,761	—	—	1,016,761
Short-Term Investment
Investment Company	53,400,072	—	—	53,400,072
U.S. Treasury Obligations	—	182,378,920	—	182,378,920

Total Assets	$176,702,516	$182,378,920	$—	$359,081,436

Liabilities:
Futures	$(18,227)	$—	$—	$(18,227)

Total Liabilities	$(18,227)	$—	$—	$(18,227)

Total	$176,684,289	$182,378,920	$—	$359,063,209

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,016,761	*

Total		$1,016,761

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(18,227	)*

Total		$(18,227)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1006

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$6,342,210	$6,342,210

Total	$6,342,210	$6,342,210

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(508,437)	$(508,437)

Total	$(508,437)	$(508,437)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $69,239,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,749,906
Long-term U.S. government debt securities	220,099,975

$222,849,881

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$14,002,979
Long-term U.S. government debt securities	203,286,330

$217,289,309

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$69,300,836
Aggregate gross unrealized depreciation	(4,647,594)

Net unrealized appreciation	$64,653,242

Federal income tax cost of investments in securities and derivative instruments, if applicable	$294,409,967

For the year ended December 31, 2021, the Portfolio incurred approximately $26 as brokerage commissions with Invesco Capital Markets, Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

1007

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $293,467,456)	$358,064,675
Cash	8,764,886
Cash held as collateral at broker for futures	5,060,500
Dividends, interest and other receivables	281,013
Other assets	1,695

Total assets	372,172,769

LIABILITIES
Investment management fees payable	241,760
Distribution fees payable – Class IB	78,212
Due to broker for futures variation margin	39,490
Administrative fees payable	36,858
Payable for Portfolio shares redeemed	32,890
Accrued expenses	61,408

Total liabilities	490,618

NET ASSETS	$371,682,151

Net assets were comprised of:
Paid in capital	$323,828,265
Total distributable earnings (loss)	47,853,886

Net assets	$371,682,151

Class IB
Net asset value, offering and redemption price per share, $371,682,151 / 31,525,202 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.79

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $1,010 foreign withholding tax)	$1,683,453
Interest	1,106,430

Total income	2,789,883

EXPENSES
Investment management fees	2,879,261
Distribution fees – Class IB	899,768
Administrative fees	425,745
Professional fees	58,277
Custodian fees	32,800
Printing and mailing expenses	28,195
Trustees’ fees	10,081
Miscellaneous	11,790

Gross expenses	4,345,917
Less: Waiver from investment manager	(93,869)

Net expenses	4,252,048

NET INVESTMENT INCOME (LOSS)	(1,462,165)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	5,917,407
Futures contracts	6,342,210

Net realized gain (loss)	12,259,617

Change in unrealized appreciation (depreciation) on:
Investments in securities	17,186,750
Futures contracts	(508,437)
Foreign currency translations	(1)

Net change in unrealized appreciation (depreciation)	16,678,312

NET REALIZED AND UNREALIZED GAIN (LOSS)	28,937,929

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,475,764

See Notes to Financial Statements.

1008

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,462,165)	$573,647
Net realized gain (loss)	12,259,617	9,359,641
Net change in unrealized appreciation (depreciation)	16,678,312	17,188,951

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,475,764	27,122,239

Distributions to shareholders:
Class IB	(21,756,937)	(15,583,946)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,461,545 and 2,155,055 shares, respectively ]	17,628,795	24,292,666
Capital shares issued in reinvestment of dividends and distributions [ 1,851,534 and 1,359,395 shares, respectively ]	21,756,937	15,583,946
Capital shares repurchased [ (1,515,233) and (1,071,246) shares, respectively ]	(18,217,820)	(12,151,115)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	21,167,912	27,725,497

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,886,739	39,263,790
NET ASSETS:
Beginning of year	344,795,412	305,531,622

End of year	$371,682,151	$344,795,412

See Notes to Financial Statements.

1009

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020		2019		2018		2017
Net asset value, beginning of year	$11.60		$11.20		$9.89		$10.53		$9.95

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)		0.02		0.11		0.09		0.03
Net realized and unrealized gain (loss)	0.96		0.93		1.31		(0.61)		0.94

Total from investment operations	0.91		0.95		1.42		(0.52)		0.97

Less distributions:
Dividends from net investment income	—		(0.02)		(0.11)		(0.08)		(0.03)
Distributions from net realized gains	(0.72)		(0.53)		—		(0.04)		(0.36)

Total dividends and distributions	(0.72)		(0.55)		(0.11)		(0.12)		(0.39)

Net asset value, end of year	$11.79		$11.60		$11.20		$9.89		$10.53

Total return	7.96%		8.53%		14.35%		(4.95)%		9.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$371,682		$344,795		$305,532		$251,964		$231,464
Ratio of expenses to average net assets:
After waivers (f)	1.18	%(j)	1.18	%(j)	1.17	%(j)	1.17	%(j)	1.20	%(k)
Before waivers (f)	1.21%		1.22%		1.22%		1.22%		1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.41)%		0.18%		1.04%		0.85%		0.31%
Before waivers (f)	(0.43)%		0.13%		0.99%		0.80%		0.29%
Portfolio turnover rate^	75%		90%		76%		90%		78%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB.

See Notes to Financial Statements.

1010

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	10.13%	11.33%
EQ/Invesco Moderate Growth Allocation Index	11.26	13.54
S&P 500® Index	28.71	23.61
Bloomberg U.S. 5-10 Year Corporate Bond Index	(1.52)	6.56

* Date of inception 2/1/19. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.13% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/Invesco Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg U.S. 5-10 Year Corporate Bond Index, which returned 11.26%, 28.71% and (1.52)%, respectively.

Portfolio Highlights

Portfolio asset class performance was representative of the respective asset class index. U.S. equities produces strong positive returns throughout the year, including notching multiple record highs in the S&P 500 Index. Large-cap stocks produced the strongest returns, followed by mid cap and then small cap stocks, while core stocks led growth and value. Within the S&P 500 Index, all sectors posted positive returns for the year. The Energy and Real Estate sectors produced the strongest gains, while the Utilities and Consumer Staples sectors lagged all other sectors. International equity markets produced mixed returns during the year and underperformed domestic equities. Developed markets generally outperformed emerging markets. The four primary sectors of the Bloomberg U.S. Aggregate Bond Index — government-related, corporate, securitized and treasury — posted negative returns for the fiscal year. Negative performance among fixed income assets was largely attributable to the sharp increase in inflation throughout the year as well as potential uncertainty in monetary policy.

The Portfolio was de-equitized twice during the first quarter of 2021. The first period began on January 28th and was closed on February 10th; the second was in place from February 26th through March 12th, because of volatility driven by investor concern about potential U.S. political unrest, rising bond yields and inflation. From July 29th through year end, the Portfolio was briefly de-equitized five times as markets saw volatility tick up briefly due to continued COVID-19 and inflation concerns. The longest of these periods lasted four days.

What helped performance during the year:

•

The Portfolio’s equity allocations posted positive performance and contributed to absolute performance results. The allocation to U.S. large cap equities led absolute performance results followed by the allocation to international equity.

•	The allocation to U.S. large cap equities was the leading contributor to relative performance results as well.

What hurt performance during the year:

•	The Portfolio’s fixed income allocation was the largest detractor from both absolute and relative performance.

•	The Portfolio’s volatility hedge detracted from absolute and relative performance results as well.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

We expect 2022 to be a year of transition as policies and economies move toward a more normal state. However, issues remain that will likely define the economic and market environment, including continued supply-chain disruptions and an upsurge in demand that threaten to keep inflation high across many economies. The Omicron variant will likely exacerbate these conditions and aggravate inflation in the short term. However, within a few months, Omicron is likely to be a positive force or at least a

1011

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

relatively neutral one if it remains as mild as we have seen thus far. Because it is highly contagious, it appears to be crowding out the more dangerous Delta variant and could aid in rapidly immunizing populations. And so, our 2022 outlook is centered on the question of inflation and how markets and policymakers may react to it.

We expect the growth of developed economies to normalize, remaining above its long-term trend but decelerating to a more sustainable rate as fiscal stimulus is gradually removed. However, we expect emerging economies – led by China – to experience improving economic growth for the year. We anticipate that inflation will peak in mid-2022 and then start to slowly moderate, backing down toward target rates by the end of 2023 as supply-chain issues resolve, vaccination levels increase and more employees return to the workforce. We still believe the Federal Reserve will be patiently accommodative with a rate lift-off in the latter half of 2022, although other developed countries’ central banks may act more quickly. Finally, we expect volatility will increase as markets digest the transition to slower growth and a gradual tightening in monetary policy.

From a relative asset allocation perspective, our base-case expectations lead us to a reduced risk posture, with a slight overweighting of equities tilted toward defensive sectors such as Information Technology, Communication Services, Health Care, Real Estate and Consumer Staples. We prefer quality and large caps in this scenario given slowing growth expectations and stable (or lower) long-term bond yields. We also anticipate that alternatives such as real estate and private credit, as well as commodities, would outperform in this environment. For regional allocations, our base case indicates a preference for emerging markets (including emerging-market currencies) due to cyclical divergence, and U.S. equities over other developed markets as the global slowdown favors regions with lower cyclical exposure and lower operating leverage.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	7.27
Weighted Average Coupon (%)	3.27
Weighted Average Effective Duration (Years)*	6.34
Weighted Average Rating**	A	-

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	% of Net Assets
Investment Company	19.8%
Financials	17.5
Information Technology	14.1
Health Care	8.8
Communication Services	7.5
Consumer Discretionary	6.6
Industrials	6.1
Consumer Staples	4.9
Energy	3.9
Utilities	3.8
Real Estate	2.3
Exchange Traded Funds	1.3
Materials	1.2
Asset-Backed Securities	0.2
Cash and Other	2.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

1012

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on February 1, 2019, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,036.00	$6.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.28	5.98

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.18%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1013

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.8%)
Diversified Telecommunication Services (0.4%)
AT&T, Inc.	6,697	$164,746
Lumen Technologies, Inc.	943	11,835
Verizon Communications, Inc.	3,771	195,941

		372,522

Entertainment (0.6%)
Activision Blizzard, Inc.	702	46,704
Electronic Arts, Inc.	280	36,932
Live Nation Entertainment, Inc.*	140	16,757
Netflix, Inc.*	401	241,578
Take-Two Interactive Software, Inc.*	90	15,995
Walt Disney Co. (The)*	1,639	253,865

		611,831

Interactive Media & Services (2.4%)
Alphabet, Inc., Class A*	271	785,098
Alphabet, Inc., Class C*	280	810,205
Match Group, Inc.*	266	35,178
Meta Platforms, Inc., Class A*	2,200	739,970
Twitter, Inc.*	716	30,946

		2,401,397

Media (0.4%)
Charter Communications, Inc., Class A*	147	95,840
Comcast Corp., Class A	4,140	208,366
Discovery, Inc., Class A*	173	4,072
Discovery, Inc., Class C*	284	6,504
DISH Network Corp., Class A*	218	7,072
Fox Corp., Class A	298	10,996
Fox Corp., Class B	157	5,381
Interpublic Group of Cos., Inc. (The)	332	12,433
News Corp., Class A	349	7,786
News Corp., Class B	218	4,905
Omnicom Group, Inc.	192	14,068
ViacomCBS, Inc.	469	14,154

		391,577

Wireless Telecommunication Services (0.0%)
T-Mobile US, Inc.*	292	33,866

Total Communication Services		3,811,193

Consumer Discretionary (4.6%)
Auto Components (0.0%)
Aptiv plc*	247	40,743
BorgWarner, Inc.	189	8,518

		49,261

Automobiles (0.9%)
Ford Motor Co.	3,611	75,000
General Motors Co.*	1,121	65,724
Tesla, Inc.*	702	741,860

		882,584

Distributors (0.1%)
Genuine Parts Co.	140	19,628
LKQ Corp.	304	18,249
Pool Corp.	42	23,772

		61,649

Hotels, Restaurants & Leisure (0.7%)
Booking Holdings, Inc.*	43	103,167
Caesars Entertainment, Inc.*	175	16,368
Carnival Corp.*	381	7,666
Chipotle Mexican Grill, Inc.*	31	54,196
Darden Restaurants, Inc.	112	16,872
Domino’s Pizza, Inc.	38	21,444
Expedia Group, Inc.*	118	21,325
Hilton Worldwide Holdings, Inc.*	272	42,429
Las Vegas Sands Corp.*	315	11,856
Marriott International, Inc., Class A*	249	41,145
McDonald’s Corp.	690	184,968
MGM Resorts International	510	22,889
Norwegian Cruise Line Holdings Ltd.*	195	4,044
Penn National Gaming, Inc.*	147	7,622
Royal Caribbean Cruises Ltd.*	152	11,689
Starbucks Corp.	1,100	128,667
Wynn Resorts Ltd.*	90	7,654
Yum! Brands, Inc.	284	39,436

		743,437

Household Durables (0.2%)
DR Horton, Inc.	315	34,162
Garmin Ltd.	140	19,064
Lennar Corp., Class A	272	31,596
Mohawk Industries, Inc.*	54	9,838
Newell Brands, Inc.	372	8,124
NVR, Inc.*	7	41,362
PulteGroup, Inc.	246	14,061
Whirlpool Corp.	61	14,314

		172,521

Internet & Direct Marketing Retail (1.3%)
Amazon.com, Inc.*	383	1,277,052
eBay, Inc.	739	49,143
Etsy, Inc.*	107	23,427

		1,349,622

Leisure Products (0.0%)
Hasbro, Inc.	107	10,891

Multiline Retail (0.2%)
Dollar General Corp.	247	58,250
Dollar Tree, Inc.*	215	30,212
Target Corp.	461	106,694

		195,156

Specialty Retail (1.0%)
Advance Auto Parts, Inc.	61	14,633
AutoZone, Inc.*	32	67,084
Bath & Body Works, Inc.	272	18,983
Best Buy Co., Inc.	195	19,812
CarMax, Inc.*	152	19,795
Gap, Inc. (The)	144	2,542
Home Depot, Inc. (The)	1,003	416,255
Lowe’s Cos., Inc.	716	185,072

See Notes to Financial Statements.

1014

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
O’Reilly Automotive, Inc.*	74	$52,261
Ross Stores, Inc.	332	37,941
TJX Cos., Inc. (The)	1,103	83,740
Tractor Supply Co.	107	25,530
Ulta Beauty, Inc.*	54	22,266

		965,914

Textiles, Apparel & Luxury Goods (0.2%)
NIKE, Inc., Class B	1,137	189,504
PVH Corp.	81	8,639
Ralph Lauren Corp.	54	6,418
Tapestry, Inc.	272	11,043
Under Armour, Inc., Class A*	235	4,980
Under Armour, Inc., Class C*	130	2,345
VF Corp.	284	20,794

		243,723

Total Consumer Discretionary		4,674,758

Consumer Staples (2.2%)
Beverages (0.5%)
Brown-Forman Corp., Class B	152	11,075
Coca-Cola Co. (The)	3,519	208,360
Constellation Brands, Inc., Class A	147	36,893
Molson Coors Beverage Co., Class B	173	8,018
Monster Beverage Corp.*	344	33,038
PepsiCo, Inc.	1,275	221,480

		518,864

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.	401	227,648
Kroger Co. (The)	761	34,443
Sysco Corp.	452	35,505
Walgreens Boots Alliance, Inc.	702	36,616
Walmart, Inc.	1,292	186,939

		521,151

Food Products (0.4%)
Archer-Daniels-Midland Co.	533	36,025
Campbell Soup Co.	161	6,997
Conagra Brands, Inc.	452	15,436
General Mills, Inc.	569	38,339
Hershey Co. (The)	138	26,699
Hormel Foods Corp.	247	12,056
J M Smucker Co. (The)	118	16,027
Kellogg Co.	247	15,912
Kraft Heinz Co. (The)	595	21,360
Lamb Weston Holdings, Inc.	126	7,986
McCormick & Co., Inc. (Non-Voting)	226	21,834
Mondelez International, Inc., Class A	1,327	87,993
Tyson Foods, Inc., Class A	280	24,405

		331,069

Household Products (0.5%)
Church & Dwight Co., Inc.	232	23,780
Clorox Co. (The)	118	20,575
Colgate-Palmolive Co.	777	66,309
Kimberly-Clark Corp.	304	43,448
Procter & Gamble Co. (The)	2,295	375,416

		529,528

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	206	76,261

Tobacco (0.2%)
Altria Group, Inc.	1,702	80,658
Philip Morris International, Inc.	1,418	134,710

		215,368

Total Consumer Staples		2,192,241

Energy (0.9%)
Energy Equipment & Services (0.0%)
Baker Hughes Co.	644	15,495
Halliburton Co.	822	18,799
Schlumberger NV	1,238	37,078

		71,372

Oil, Gas & Consumable Fuels (0.9%)
APA Corp.	332	8,927
Chevron Corp.	1,790	210,057
ConocoPhillips	1,304	94,123
Coterra Energy, Inc.	381	7,239
Devon Energy Corp.	346	15,241
Diamondback Energy, Inc.	143	15,423
EOG Resources, Inc.	533	47,346
Exxon Mobil Corp.	3,883	237,601
Hess Corp.	255	18,878
Kinder Morgan, Inc.	1,773	28,120
Marathon Oil Corp.	822	13,497
Marathon Petroleum Corp.	602	38,522
Occidental Petroleum Corp.	791	22,931
ONEOK, Inc.	370	21,741
Phillips 66	401	29,056
Pioneer Natural Resources Co.	152	27,646
Valero Energy Corp.	389	29,218
Williams Cos., Inc. (The)	1,137	29,607

		895,173

Total Energy		966,545

Financials (4.1%)
Banks (1.6%)
Bank of America Corp.	7,718	343,374
Citigroup, Inc.	2,077	125,430
Citizens Financial Group, Inc.	407	19,231
Comerica, Inc.	147	12,789
Fifth Third Bancorp	664	28,917
First Republic Bank	161	33,248
Huntington Bancshares, Inc.	1,005	15,497
JPMorgan Chase & Co.	2,940	465,549
KeyCorp	931	21,534
M&T Bank Corp.	118	18,122
People’s United Financial, Inc.	436	7,769
PNC Financial Services Group, Inc. (The)	410	82,213
Regions Financial Corp.	877	19,119
Signature Bank	60	19,408
SVB Financial Group*	51	34,590
Truist Financial Corp.	1,263	73,949

See Notes to Financial Statements.

1015

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
US Bancorp	1,327	$74,538
Wells Fargo & Co.	3,663	175,751
Zions Bancorp NA	157	9,916

		1,580,944

Capital Markets (1.1%)
Ameriprise Financial, Inc.	118	35,596
Bank of New York Mellon Corp. (The)	782	45,418
BlackRock, Inc.	112	102,543
Cboe Global Markets, Inc.	112	14,605
Charles Schwab Corp. (The)	1,060	89,146
CME Group, Inc.	318	72,650
FactSet Research Systems, Inc.	38	18,468
Franklin Resources, Inc.	263	8,808
Goldman Sachs Group, Inc. (The)	287	109,792
Intercontinental Exchange, Inc.	533	72,898
MarketAxess Holdings, Inc.	43	17,685
Moody’s Corp.	147	57,415
Morgan Stanley	1,380	135,461
MSCI, Inc.	81	49,628
Nasdaq, Inc.	92	19,321
Northern Trust Corp.	192	22,965
Raymond James Financial, Inc.	175	17,570
S&P Global, Inc.	223	105,240
State Street Corp.	332	30,876
T. Rowe Price Group, Inc.	215	42,278

		1,068,363

Consumer Finance (0.2%)
American Express Co.	602	98,487
Capital One Financial Corp.	435	63,114
Discover Financial Services	292	33,744
Synchrony Financial	541	25,097

		220,442

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc., Class B*	1,797	537,303

Insurance (0.7%)
Aflac, Inc.	678	39,588
Allstate Corp. (The)	292	34,354
American International Group, Inc.	777	44,180
Aon plc, Class A	223	67,025
Arthur J Gallagher & Co.	164	27,826
Assurant, Inc.	64	9,975
Brown & Brown, Inc.	244	17,148
Chubb Ltd.	421	81,383
Cincinnati Financial Corp.	124	14,127
Everest Re Group Ltd.	25	6,848
Globe Life, Inc.	107	10,028
Hartford Financial Services Group, Inc. (The)	338	23,336
Lincoln National Corp.	195	13,311
Loews Corp.	232	13,400
Marsh & McLennan Cos., Inc.	469	81,522
MetLife, Inc.	733	45,805
Principal Financial Group, Inc.	223	16,130
Progressive Corp. (The)	512	52,557
Prudential Financial, Inc.	370	40,049
Travelers Cos., Inc. (The)	247	38,638
W R Berkley Corp.	161	13,265
Willis Towers Watson plc	118	28,024

		718,519

Total Financials		4,125,571

Health Care (5.0%)
Biotechnology (0.6%)
AbbVie, Inc.	1,622	219,619
Amgen, Inc.	541	121,709
Biogen, Inc.*	164	39,347
Gilead Sciences, Inc.	1,137	82,558
Incyte Corp.*	161	11,817
Moderna, Inc.*	280	71,114
Regeneron Pharmaceuticals, Inc.*	74	46,733
Vertex Pharmaceuticals, Inc.*	232	50,947

		643,844

Health Care Equipment & Supplies (1.1%)
Abbott Laboratories	1,633	229,828
ABIOMED, Inc.*	43	15,444
Align Technology, Inc.*	74	48,631
Baxter International, Inc.	469	40,259
Becton Dickinson and Co.	249	62,619
Boston Scientific Corp.*	1,304	55,394
Cooper Cos., Inc. (The)	52	21,785
Dentsply Sirona, Inc.	232	12,943
Dexcom, Inc.*	83	44,567
Edwards Lifesciences Corp.*	581	75,269
Hologic, Inc.*	255	19,523
IDEXX Laboratories, Inc.*	90	59,261
Intuitive Surgical, Inc.*	338	121,443
Medtronic plc	1,238	128,071
ResMed, Inc.	138	35,946
STERIS plc	81	19,716
Stryker Corp.	292	78,087
Teleflex, Inc.	51	16,753
Zimmer Biomet Holdings, Inc.	178	22,613

		1,108,152

Health Care Providers & Services (1.1%)
AmerisourceBergen Corp.	140	18,605
Anthem, Inc.	232	107,541
Cardinal Health, Inc.	292	15,035
Centene Corp.*	547	45,073
Cigna Corp.	358	82,208
CVS Health Corp.	1,188	122,554
DaVita, Inc.*	90	10,238
HCA Healthcare, Inc.	249	63,973
Henry Schein, Inc.*	118	9,149
Humana, Inc.	124	57,519
Laboratory Corp. of America Holdings*	90	28,279
McKesson Corp.	164	40,765
Quest Diagnostics, Inc.	118	20,415
UnitedHealth Group, Inc.	874	438,870
Universal Health Services, Inc., Class B	75	9,725

		1,069,949

Health Care Technology (0.0%)
Cerner Corp.	292	27,118

See Notes to Financial Statements.

1016

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Life Sciences Tools & Services (0.8%)
Agilent Technologies, Inc.	284	$45,340
Bio-Rad Laboratories, Inc., Class A*	21	15,867
Bio-Techne Corp.	35	18,107
Charles River Laboratories International, Inc.*	50	18,839
Danaher Corp.	587	193,129
Illumina, Inc.*	138	52,501
IQVIA Holdings, Inc.*	164	46,271
Mettler-Toledo International, Inc.*	25	42,430
PerkinElmer, Inc.	118	23,725
Thermo Fisher Scientific, Inc.	370	246,879
Waters Corp.*	74	27,572
West Pharmaceutical Services, Inc.	66	30,955

		761,615

Pharmaceuticals (1.4%)
Bristol-Myers Squibb Co.	2,149	133,990
Catalent, Inc.*	143	18,308
Eli Lilly and Co.	768	212,137
Johnson & Johnson	2,409	412,108
Merck & Co., Inc.	2,359	180,794
Organon & Co.	232	7,064
Pfizer, Inc.	5,078	299,856
Viatris, Inc.	1,137	15,383
Zoetis, Inc.	424	103,469

		1,383,109

Total Health Care		4,993,787

Industrials (2.9%)
Aerospace & Defense (0.5%)
Boeing Co. (The)*	484	97,439
General Dynamics Corp.	215	44,821
Howmet Aerospace, Inc.	349	11,109
Huntington Ingalls Industries, Inc.	35	6,536
L3Harris Technologies, Inc.	206	43,927
Lockheed Martin Corp.	232	82,455
Northrop Grumman Corp.	147	56,899
Raytheon Technologies Corp.	1,327	114,202
Textron, Inc.	206	15,903
TransDigm Group, Inc.*	50	31,814

		505,105

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	138	14,853
Expeditors International of Washington, Inc.	161	21,620
FedEx Corp.	223	57,677
United Parcel Service, Inc., Class B	644	138,035

		232,185

Airlines (0.0%)
Alaska Air Group, Inc.*	109	5,679
American Airlines Group, Inc.*	393	7,058
Delta Air Lines, Inc.*	533	20,830
Southwest Airlines Co.*	424	18,164
United Airlines Holdings, Inc.*	218	9,544

		61,275

Building Products (0.2%)
A O Smith Corp.	147	12,620
Allegion plc	90	11,919
Carrier Global Corp.	739	40,083
Fortune Brands Home & Security, Inc.	121	12,935
Johnson Controls International plc	736	59,844
Masco Corp.	272	19,100
Trane Technologies plc	223	45,053

		201,554

Commercial Services & Supplies (0.1%)
Cintas Corp.	74	32,795
Copart, Inc.*	173	26,230
Republic Services, Inc.	195	27,193
Rollins, Inc.	192	6,568
Waste Management, Inc.	349	58,248

		151,034

Construction & Engineering (0.0%)
Quanta Services, Inc.	118	13,530

Electrical Equipment (0.2%)
AMETEK, Inc.	223	32,790
Eaton Corp. plc	393	67,918
Emerson Electric Co.	541	50,297
Generac Holdings, Inc.*	55	19,356
Rockwell Automation, Inc.	112	39,071

		209,432

Industrial Conglomerates (0.4%)
3M Co.	512	90,947
General Electric Co.	1,012	95,604
Honeywell International, Inc.	659	137,408
Roper Technologies, Inc.	90	44,267

		368,226

Machinery (0.6%)
Caterpillar, Inc.	512	105,851
Cummins, Inc.	152	33,157
Deere & Co.	287	98,410
Dover Corp.	140	25,424
Fortive Corp.	284	21,666
IDEX Corp.	81	19,142
Illinois Tool Works, Inc.	266	65,649
Ingersoll Rand, Inc.	192	11,879
Otis Worldwide Corp.	372	32,390
PACCAR, Inc.	315	27,802
Parker-Hannifin Corp.	118	37,538
Pentair plc	178	12,999
Snap-on, Inc.	51	10,985
Stanley Black & Decker, Inc.	147	27,727
Westinghouse Air Brake Technologies Corp.	173	15,935
Xylem, Inc.	173	20,746

		567,300

Professional Services (0.2%)
Equifax, Inc.	112	32,792
IHS Markit Ltd.	384	51,041
Jacobs Engineering Group, Inc.	124	17,265
Leidos Holdings, Inc.	118	10,490

See Notes to Financial Statements.

1017

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Nielsen Holdings plc	358	$7,343
Robert Half International, Inc.	124	13,829
Verisk Analytics, Inc.	147	33,623

		166,383

Road & Rail (0.4%)
CSX Corp.	2,209	83,058
JB Hunt Transport Services, Inc.	90	18,396
Norfolk Southern Corp.	247	73,534
Old Dominion Freight Line, Inc.	109	39,064
Union Pacific Corp.	644	162,243

		376,295

Trading Companies & Distributors (0.1%)
Fastenal Co.	512	32,799
United Rentals, Inc.*	74	24,589
WW Grainger, Inc.	42	21,766

		79,154

Total Industrials		2,931,473

Information Technology (11.1%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	221	31,769
Cisco Systems, Inc.	3,874	245,495
F5, Inc.*	55	13,459
Juniper Networks, Inc.	284	10,142
Motorola Solutions, Inc.	147	39,940

		340,805

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	535	46,791
CDW Corp.	138	28,260
Corning, Inc.	713	26,545
IPG Photonics Corp.*	35	6,025
Keysight Technologies, Inc.*	164	33,868
TE Connectivity Ltd.	312	50,338
Teledyne Technologies, Inc.*	50	21,844
Trimble, Inc.*	212	18,484
Zebra Technologies Corp., Class A*	50	29,760

		261,915

IT Services (1.7%)
Accenture plc, Class A	576	238,781
Akamai Technologies, Inc.*	164	19,194
Automatic Data Processing, Inc.	401	98,879
Broadridge Financial Solutions, Inc.	90	16,454
Cognizant Technology Solutions Corp., Class A	512	45,425
DXC Technology Co.*	263	8,466
EPAM Systems, Inc.*	51	34,091
Fidelity National Information Services, Inc.	561	61,233
Fiserv, Inc.*	512	53,140
FleetCor Technologies, Inc.*	90	20,146
Gartner, Inc.*	90	30,089
Global Payments, Inc.	272	36,769
International Business Machines Corp.	796	106,393
Jack Henry & Associates, Inc.	74	12,357
Mastercard, Inc., Class A	816	293,205
Paychex, Inc.	284	38,766
PayPal Holdings, Inc.*	1,080	203,666
VeriSign, Inc.*	90	22,844
Visa, Inc., Class A	1,572	340,668

		1,680,566

Semiconductors & Semiconductor Equipment (2.3%)
Advanced Micro Devices, Inc.*	962	138,432
Analog Devices, Inc.	501	88,061
Applied Materials, Inc.	822	129,350
Broadcom, Inc.	370	246,202
Enphase Energy, Inc.*	112	20,489
Intel Corp.	4,081	210,172
KLA Corp.	147	63,226
Lam Research Corp.	138	99,243
Microchip Technology, Inc.	412	35,869
Micron Technology, Inc.	1,003	93,429
Monolithic Power Systems, Inc.	43	21,213
NVIDIA Corp.	2,246	660,571
NXP Semiconductors NV	261	59,451
Qorvo, Inc.*	118	18,454
QUALCOMM, Inc.	1,121	204,997
Skyworks Solutions, Inc.	161	24,978
SolarEdge Technologies, Inc.*	50	14,028
Teradyne, Inc.	161	26,328
Texas Instruments, Inc.	860	162,084
Xilinx, Inc.	232	49,191

		2,365,768

Software (3.6%)
Adobe, Inc.*	443	251,208
ANSYS, Inc.*	81	32,491
Autodesk, Inc.*	195	54,832
Cadence Design Systems, Inc.*	263	49,010
Ceridian HCM Holding, Inc.*	126	13,162
Citrix Systems, Inc.	118	11,162
Fortinet, Inc.*	118	42,409
Intuit, Inc.	232	149,227
Microsoft Corp.	7,012	2,358,276
NortonLifeLock, Inc.	533	13,847
Oracle Corp.	2,011	175,379
Paycom Software, Inc.*	50	20,760
PTC, Inc.*	92	11,146
salesforce.com, Inc.*	796	202,287
ServiceNow, Inc.*	195	126,576
Synopsys, Inc.*	140	51,590
Tyler Technologies, Inc.*	38	20,442

		3,583,804

Technology Hardware, Storage & Peripherals (2.9%)
Apple, Inc.	15,573	2,765,297
Hewlett Packard Enterprise Co.	1,188	18,735
HP, Inc.	1,392	52,436
NetApp, Inc.	223	20,514
Seagate Technology Holdings plc	215	24,291
Western Digital Corp.*	280	18,259

		2,899,532

Total Information Technology		11,132,390

See Notes to Financial Statements.

1018

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Materials (1.0%)
Chemicals (0.7%)
Air Products and Chemicals, Inc.	206	$62,678
Albemarle Corp.	118	27,585
Celanese Corp.	118	19,831
CF Industries Holdings, Inc.	218	15,430
Corteva, Inc.	727	34,372
Dow, Inc.	673	38,173
DuPont de Nemours, Inc.	324	26,173
Eastman Chemical Co.	126	15,235
Ecolab, Inc.	232	54,425
FMC Corp.	118	12,967
International Flavors & Fragrances, Inc.	367	55,288
Linde plc	484	167,672
LyondellBasell Industries NV, Class A	247	22,781
Mosaic Co. (The)	358	14,066
PPG Industries, Inc.	223	38,454
Sherwin-Williams Co. (The)	232	81,701

		686,831

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	55	24,229
Vulcan Materials Co.	118	24,494

		48,723

Containers & Packaging (0.1%)
Amcor plc	1,501	18,027
Avery Dennison Corp.	81	17,542
Ball Corp.	292	28,111
International Paper Co.	338	15,879
Packaging Corp. of America	90	12,254
Sealed Air Corp.	118	7,961
Westrock Co.	258	11,445

		111,219

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	1,430	59,674
Newmont Corp.	736	45,646
Nucor Corp.	272	31,049

		136,369

Total Materials		983,142

Real Estate (0.9%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
Alexandria Real Estate Equities, Inc. (REIT)	112	24,972
American Tower Corp. (REIT)	401	117,292
AvalonBay Communities, Inc. (REIT)	138	34,857
Boston Properties, Inc. (REIT)	123	14,167
Crown Castle International Corp. (REIT)	375	78,277
Digital Realty Trust, Inc. (REIT)	178	31,483
Duke Realty Corp. (REIT)	349	22,908
Equinix, Inc. (REIT)	81	68,513
Equity Residential (REIT)	332	30,046
Essex Property Trust, Inc. (REIT)	60	21,134
Extra Space Storage, Inc. (REIT)	112	25,394
Federal Realty Investment Trust (REIT)	74	10,088
Healthpeak Properties, Inc. (REIT)	469	16,926
Host Hotels & Resorts, Inc. (REIT)*	728	12,660
Iron Mountain, Inc. (REIT)	284	14,862
Kimco Realty Corp. (REIT)	349	8,603
Mid-America Apartment Communities, Inc. (REIT)	112	25,697
Prologis, Inc. (REIT)	587	98,827
Public Storage (REIT)	138	51,689
Realty Income Corp. (REIT)	292	20,904
Regency Centers Corp. (REIT)	144	10,850
SBA Communications Corp. (REIT)	90	35,012
Simon Property Group, Inc. (REIT)	280	44,736
UDR, Inc. (REIT)	247	14,818
Ventas, Inc. (REIT)	332	16,972
Vornado Realty Trust (REIT)	157	6,572
Welltower, Inc. (REIT)	358	30,706
Weyerhaeuser Co. (REIT)	664	27,344

		916,309

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	318	34,506

Total Real Estate		950,815

Utilities (0.9%)
Electric Utilities (0.6%)
Alliant Energy Corp.	232	14,261
American Electric Power Co., Inc.	458	40,748
Duke Energy Corp.	659	69,129
Edison International	332	22,659
Entergy Corp.	178	20,052
Evergy, Inc.	232	15,917
Eversource Energy	284	25,838
Exelon Corp.	896	51,753
FirstEnergy Corp.	495	20,587
NextEra Energy, Inc.	1,799	167,955
NRG Energy, Inc.	232	9,995
Pinnacle West Capital Corp.	108	7,624
PPL Corp.	652	19,599
Southern Co. (The)	948	65,014
Xcel Energy, Inc.	484	32,767

		583,898

Gas Utilities (0.0%)
Atmos Energy Corp.	112	11,734

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	576	13,997

Multi-Utilities (0.3%)
Ameren Corp.	223	19,849
CenterPoint Energy, Inc.	490	13,676
CMS Energy Corp.	266	17,303
Consolidated Edison, Inc.	312	26,620
Dominion Energy, Inc.	736	57,820
DTE Energy Co.	173	20,681
NiSource, Inc.	344	9,498
Public Service Enterprise Group, Inc.	452	30,162

See Notes to Financial Statements.

1019

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Sempra Energy	258	$34,128
WEC Energy Group, Inc.	284	27,568

		257,305

Water Utilities (0.0%)
American Water Works Co., Inc.	161	30,406

Total Utilities		897,340

Total Common Stocks (37.4%)
(Cost $26,299,091)		37,659,255

EXCHANGE TRADED FUNDS (ETF):
Equity (1.3%)
iShares Core S&P 500 ETF	1,914	912,959
iShares Core S&P Mid-Cap ETF	461	130,500
iShares MSCI EAFE ETF	1,138	89,538
iShares Russell 2000 ETF	500	111,225

Total Exchange Traded Funds (1.3%)
(Cost $1,038,174)		1,244,222

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Security (0.2%)
United Airlines Pass-Through Trust,
Series 2020-1 A 5.875%, 10/15/27	$180,660	197,346

Corporate Bonds (39.3%)
Communication Services (3.7%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc. 1.650%, 2/1/28	100,000	97,884
4.350%, 3/1/29	100,000	112,485
4.300%, 2/15/30	300,000	338,679
Verizon Communications, Inc. 4.125%, 3/16/27	150,000	166,790
4.329%, 9/21/28	200,000	227,399
4.016%, 12/3/29	195,000	218,229
3.150%, 3/22/30	125,000	132,199
2.550%, 3/21/31	300,000	301,006

		1,594,671

Entertainment (0.3%)
Walt Disney Co. (The) 2.000%, 9/1/29	110,000	109,297
2.650%, 1/13/31	150,000	155,444

		264,741

Interactive Media & Services (0.1%)
Alphabet, Inc. 1.100%, 8/15/30	100,000	94,253

Media (1.1%)
Charter Communications Operating LLC 2.800%, 4/1/31	175,000	172,156
Comcast Corp. 3.150%, 2/15/28	100,000	107,383
4.150%, 10/15/28	340,000	386,232
3.400%, 4/1/30	225,000	245,160
Discovery Communications LLC 3.950%, 3/20/28	86,000	93,723
ViacomCBS, Inc. 2.900%, 1/15/27	100,000	104,094

		1,108,748

Wireless Telecommunication Services (0.6%)
T-Mobile USA, Inc. 3.750%, 4/15/27	170,000	184,008
3.875%, 4/15/30	320,000	349,430
Vodafone Group plc 4.375%, 5/30/28	110,000	123,638

		657,076

Total Communication Services		3,719,489

Consumer Discretionary (2.0%)
Automobiles (0.2%)
General Motors Co. 5.000%, 10/1/28	200,000	228,656

Hotels, Restaurants & Leisure (0.5%)
Expedia Group, Inc. 3.250%, 2/15/30	40,000	40,814
Marriott International, Inc.
Series FF 4.625%, 6/15/30	54,000	60,930
McDonald’s Corp. 2.625%, 9/1/29	150,000	154,461
2.125%, 3/1/30	75,000	74,815
Starbucks Corp. 3.550%, 8/15/29	170,000	186,264

		517,284

Internet & Direct Marketing Retail (0.4%)
Amazon.com, Inc. 3.150%, 8/22/27	125,000	135,074
2.100%, 5/12/31	252,000	254,539

		389,613

Specialty Retail (0.8%)
Home Depot, Inc. (The) 3.900%, 12/6/28	200,000	225,652
2.950%, 6/15/29	150,000	159,738
Lowe’s Cos., Inc. 3.100%, 5/3/27	50,000	53,197
1.700%, 10/15/30	125,000	118,797
2.625%, 4/1/31	240,000	245,164

		802,548

Textiles, Apparel & Luxury Goods (0.1%)
NIKE, Inc. 2.850%, 3/27/30	100,000	106,104

Total Consumer Discretionary		2,044,205

Consumer Staples (2.7%)
Beverages (1.1%)
Anheuser-Busch InBev Worldwide, Inc. 4.750%, 1/23/29	300,000	349,811
4.900%, 1/23/31	40,000	47,971

See Notes to Financial Statements.

1020

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Coca-Cola Co. (The) 1.450%, 6/1/27	$215,000	$213,814
2.125%, 9/6/29	100,000	101,612
Constellation Brands, Inc. 3.150%, 8/1/29	100,000	104,751
Keurig Dr Pepper, Inc. 4.597%, 5/25/28	100,000	113,713
PepsiCo, Inc. 3.000%, 10/15/27	125,000	133,898
1.625%, 5/1/30	75,000	72,977

		1,138,547

Food & Staples Retailing (0.6%)
Costco Wholesale Corp. 1.600%, 4/20/30	163,000	157,819
Kroger Co. (The) 2.200%, 5/1/30	100,000	99,410
Sysco Corp. 3.250%, 7/15/27	50,000	52,943
2.400%, 2/15/30	50,000	50,114
Walmart, Inc. 3.700%, 6/26/28	50,000	56,050
1.800%, 9/22/31	180,000	177,650

		593,986

Food Products (0.4%)
Conagra Brands, Inc. 4.850%, 11/1/28	106,000	122,071
General Mills, Inc. 4.200%, 4/17/28	100,000	111,679
Unilever Capital Corp. 3.500%, 3/22/28	100,000	109,607

		343,357

Household Products (0.1%)
Procter & Gamble Co. (The) 3.000%, 3/25/30	100,000	108,353

Tobacco (0.5%)
Altria Group, Inc. 4.800%, 2/14/29	60,000	67,652
BAT Capital Corp. 3.557%, 8/15/27	230,000	241,096
2.726%, 3/25/31	110,000	106,641
Philip Morris International, Inc. 3.375%, 8/15/29	64,000	68,915

		484,304

Total Consumer Staples		2,668,547

Energy (3.0%)
Oil, Gas & Consumable Fuels (3.0%)
BP Capital Markets America, Inc. 4.234%, 11/6/28	300,000	338,257
1.749%, 8/10/30	105,000	101,003
Chevron Corp. 1.995%, 5/11/27	30,000	30,366
2.236%, 5/11/30	70,000	70,978
ConocoPhillips 3.750%, 10/1/27§	100,000	109,178
ConocoPhillips Co. 6.950%, 4/15/29	125,000	163,676
Energy Transfer LP 5.500%, 6/1/27	115,000	130,669
4.950%, 6/15/28	100,000	112,411
3.750%, 5/15/30	30,000	31,747
Enterprise Products Operating LLC 4.150%, 10/16/28	200,000	224,155
Exxon Mobil Corp. 3.294%, 3/19/27	175,000	188,616
3.482%, 3/19/30	100,000	109,557
Kinder Morgan, Inc. 4.300%, 3/1/28	175,000	194,457
MPLX LP 4.000%, 3/15/28	155,000	168,417
2.650%, 8/15/30	75,000	74,553
ONEOK, Inc. 4.000%, 7/13/27	150,000	162,250
3.100%, 3/15/30	25,000	25,445
Sabine Pass Liquefaction LLC 4.500%, 5/15/30	185,000	208,754
TotalEnergies Capital International SA 2.829%, 1/10/30	130,000	136,399
TransCanada PipeLines Ltd. 4.100%, 4/15/30	45,000	50,008
Valero Energy Corp. 4.000%, 4/1/29	93,000	101,039
Williams Cos., Inc. (The) 3.750%, 6/15/27	185,000	199,882
2.600%, 3/15/31	50,000	49,804

Total Energy		2,981,621

Financials (13.4%)
Banks (9.3%)
Bank of America Corp.
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)	875,000	934,789
(ICE LIBOR USD 3 Month + 0.99%), 2.496%, 2/13/31 (k)	500,000	499,977
(SOFR + 1.53%), 1.898%, 7/23/31 (k)	200,000	191,099
(SOFR + 1.32%), 2.687%, 4/22/32 (k)	300,000	303,780
(SOFR + 1.22%), 2.299%, 7/21/32 (k)	225,000	220,942
Barclays plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.90%), 2.645%, 6/24/31 (k)	250,000	248,626
Citigroup, Inc. 4.450%, 9/29/27	430,000	478,961
(SOFR + 3.91%), 4.412%, 3/31/31 (k)	350,000	398,721
(SOFR + 2.11%), 2.572%, 6/3/31 (k)	350,000	352,219
HSBC Holdings plc 4.950%, 3/31/30	300,000	351,342
(SOFR + 1.19%), 2.804%, 5/24/32 (k)	350,000	351,030
JPMorgan Chase & Co.
(ICE LIBOR USD 3 Month + 1.34%), 3.782%, 2/1/28 (k)	450,000	487,210
(ICE LIBOR USD 3 Month + 0.95%), 3.509%, 1/23/29 (k)	190,000	203,706

See Notes to Financial Statements.

1021

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 1.33%), 4.452%, 12/5/29 (k)	$460,000	$520,839
(SOFR + 1.51%), 2.739%, 10/15/30 (k)	300,000	307,441
(SOFR + 1.25%), 2.580%, 4/22/32 (k)	150,000	151,213
Lloyds Banking Group plc
(ICE LIBOR USD 3 Month + 1.21%), 3.574%, 11/7/28 (k)	200,000	213,535
Mitsubishi UFJ Financial Group, Inc. 3.741%, 3/7/29	325,000	356,292
Mizuho Financial Group, Inc. 4.018%, 3/5/28	200,000	221,085
NatWest Group plc
(ICE LIBOR USD 3 Month + 1.91%), 5.076%, 1/27/30 (k)	200,000	231,935
PNC Financial Services Group, Inc. (The) 3.450%, 4/23/29	250,000	271,469
Santander Holdings USA, Inc. 4.400%, 7/13/27	100,000	109,344
Sumitomo Mitsui Financial Group, Inc. 3.364%, 7/12/27	70,000	75,026
3.040%, 7/16/29	450,000	470,455
Truist Financial Corp. 3.875%, 3/19/29	100,000	110,091
(SOFR + 0.86%), 1.887%, 6/7/29 (k)	50,000	49,321
US Bancorp 1.375%, 7/22/30	150,000	140,936
Wells Fargo & Co. 4.300%, 7/22/27	250,000	278,707
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	245,000	263,048
(SOFR + 1.43%), 2.879%, 10/30/30 (k)	255,000	265,149
Westpac Banking Corp. 2.650%, 1/16/30	200,000	207,793
2.150%, 6/3/31	100,000	99,883

		9,365,964

Capital Markets (2.8%)
Bank of New York Mellon Corp. (The) 3.300%, 8/23/29	200,000	215,093
BlackRock, Inc. 1.900%, 1/28/31	173,000	170,011
Charles Schwab Corp. (The) 2.000%, 3/20/28	100,000	101,003
3.250%, 5/22/29	100,000	107,871
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.30%), 4.223%, 5/1/29 (k)	100,000	111,077
3.800%, 3/15/30	350,000	384,250
(SOFR + 1.28%), 2.615%, 4/22/32 (k)	210,000	210,808
(SOFR + 1.25%), 2.383%, 7/21/32 (k)	350,000	344,797
Morgan Stanley 3.950%, 4/23/27	550,000	605,004
(SOFR + 1.14%), 2.699%, 1/22/31 (k)	400,000	407,994
(SOFR + 1.18%), 2.239%, 7/21/32 (k)	200,000	195,014

		2,852,922

Consumer Finance (0.7%)
AerCap Ireland Capital DAC 3.000%, 10/29/28	150,000	151,854
Ally Financial, Inc. 2.200%, 11/2/28	60,000	59,622
Capital One Financial Corp. 3.800%, 1/31/28	125,000	135,951
John Deere Capital Corp. 1.450%, 1/15/31	130,000	123,413
Toyota Motor Credit Corp. 3.375%, 4/1/30	240,000	262,189

		733,029

Diversified Financial Services (0.3%)
Shell International Finance BV 2.375%, 11/7/29	240,000	244,813

Insurance (0.3%)
American International Group, Inc. 4.250%, 3/15/29	150,000	170,477
Aon Corp. 2.800%, 5/15/30	100,000	102,647

		273,124

Total Financials		13,469,852

Health Care (3.8%)
Biotechnology (0.6%)
AbbVie, Inc. 4.250%, 11/14/28	200,000	226,620
3.200%, 11/21/29	150,000	160,617
Amgen, Inc. 2.200%, 2/21/27	50,000	50,802
2.300%, 2/25/31	200,000	200,535

		638,574

Health Care Equipment & Supplies (0.1%)
Baxter International, Inc. 1.915%, 2/1/27§	50,000	50,212
Becton Dickinson and Co. 3.700%, 6/6/27	69,000	74,886

		125,098

Health Care Providers & Services (1.6%)
Anthem, Inc. 4.101%, 3/1/28	100,000	111,250
2.550%, 3/15/31	100,000	102,027
Cigna Corp. 3.050%, 10/15/27	130,000	137,505
4.375%, 10/15/28	140,000	159,122
CVS Health Corp. 4.300%, 3/25/28	275,000	308,723
3.250%, 8/15/29	300,000	320,004
HCA, Inc. 4.125%, 6/15/29	115,000	126,755
UnitedHealth Group, Inc. 3.375%, 4/15/27	175,000	188,881
2.300%, 5/15/31	100,000	101,585

		1,555,852

Life Sciences Tools & Services (0.0%)
Thermo Fisher Scientific, Inc. 2.600%, 10/1/29	30,000	31,117

See Notes to Financial Statements.

1022

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Pharmaceuticals (1.5%)
Astrazeneca Finance LLC 1.750%, 5/28/28	$50,000	$49,645
AstraZeneca plc 1.375%, 8/6/30	100,000	94,420
Bristol-Myers Squibb Co. 1.125%, 11/13/27	100,000	96,599
3.450%, 11/15/27	130,000	141,812
3.400%, 7/26/29	125,000	136,697
Johnson & Johnson 0.950%, 9/1/27	125,000	121,668
1.300%, 9/1/30	50,000	48,218
Merck & Co., Inc. 3.400%, 3/7/29	131,000	143,397
Novartis Capital Corp. 2.200%, 8/14/30	75,000	75,872
Pfizer, Inc. 3.000%, 12/15/26	65,000	69,819
2.625%, 4/1/30	200,000	209,376
Takeda Pharmaceutical Co. Ltd. 2.050%, 3/31/30	200,000	195,002
Viatris, Inc. 2.700%, 6/22/30	75,000	74,561

		1,457,086

Total Health Care		3,807,727

Industrials (3.2%)
Aerospace & Defense (1.5%)
Boeing Co. (The) 5.040%, 5/1/27	225,000	254,147
5.150%, 5/1/30	300,000	349,975
General Dynamics Corp.
3.625%, 4/1/30	150,000	166,807
L3Harris Technologies, Inc.
4.400%, 6/15/28	100,000	112,079
Northrop Grumman Corp.
3.250%, 1/15/28	150,000	160,037
Raytheon Technologies Corp.
4.125%, 11/16/28	420,000	469,313

		1,512,358

Air Freight & Logistics (0.3%)
FedEx Corp.
3.100%, 8/5/29	150,000	158,290
United Parcel Service, Inc.
3.050%, 11/15/27	101,000	108,338

		266,628

Airlines (0.1%)
Southwest Airlines Co.
5.125%, 6/15/27	80,000	91,307

Building Products (0.1%)
Carrier Global Corp.
2.722%, 2/15/30	150,000	152,924

Industrial Conglomerates (0.6%)
3M Co.
2.875%, 10/15/27	100,000	106,406
2.375%, 8/26/29	50,000	51,151
Honeywell International, Inc.
1.100%, 3/1/27	100,000	97,154
1.950%, 6/1/30	120,000	118,994
Roper Technologies, Inc.
2.950%, 9/15/29	200,000	206,241

		579,946

Machinery (0.2%)
Deere & Co.
5.375%, 10/16/29	125,000	155,183
3.100%, 4/15/30	50,000	53,876

		209,059

Road & Rail (0.3%)
CSX Corp.
3.250%, 6/1/27	125,000	133,799
Union Pacific Corp.
3.700%, 3/1/29	140,000	154,543
2.375%, 5/20/31	50,000	50,812

		339,154

Trading Companies & Distributors (0.1%)
Air Lease Corp.
3.000%, 2/1/30	100,000	100,641

Total Industrials		3,252,017

Information Technology (3.0%)
IT Services (0.8%)
Fiserv, Inc.
3.500%, 7/1/29	175,000	187,995
International Business Machines Corp.
6.220%, 8/1/27	75,000	90,964
3.500%, 5/15/29	100,000	108,424
Mastercard, Inc.
2.950%, 6/1/29	125,000	133,722
PayPal Holdings, Inc.
2.850%, 10/1/29	79,000	83,098
Visa, Inc.
2.050%, 4/15/30	175,000	176,922

		781,125

Semiconductors & Semiconductor Equipment (0.9%)
Broadcom, Inc.
4.150%, 11/15/30	100,000	110,689
2.450%, 2/15/31§	500,000	488,109
Intel Corp.
3.150%, 5/11/27	25,000	26,830
3.900%, 3/25/30	75,000	85,303
NVIDIA Corp.
2.850%, 4/1/30	100,000	105,999
QUALCOMM, Inc.
3.250%, 5/20/27	63,000	68,008

		884,938

Software (0.6%)
Microsoft Corp.
3.300%, 2/6/27	150,000	161,980
Oracle Corp.
3.250%, 11/15/27	270,000	284,820
salesforce.com, Inc.
3.700%, 4/11/28	75,000	83,194
VMware, Inc.
3.900%, 8/21/27	114,000	124,434

		654,428

See Notes to Financial Statements.

1023

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Technology Hardware, Storage & Peripherals (0.7%)
Apple, Inc.
2.900%, 9/12/27	$205,000	$219,323
1.200%, 2/8/28	150,000	146,223
1.250%, 8/20/30	50,000	47,254
1.650%, 2/8/31	250,000	243,448
Dell International LLC
5.300%, 10/1/29	50,000	59,246

		715,494

Total Information Technology		3,035,985

Materials (0.2%)
Chemicals (0.1%)
Dow Chemical Co. (The)
2.100%, 11/15/30	100,000	98,084

Containers & Packaging (0.1%)
WRKCo., Inc.
4.900%, 3/15/29	130,000	150,881

Total Materials		248,965

Real Estate (1.4%)
Equity Real Estate Investment Trusts (REITs) (1.4%)
Alexandria Real Estate Equities, Inc. (REIT)
3.950%, 1/15/28	65,000	72,083
American Tower Corp. (REIT)
3.600%, 1/15/28	50,000	53,700
3.800%, 8/15/29	150,000	163,014
1.875%, 10/15/30	110,000	104,289
Boston Properties LP (REIT)
3.250%, 1/30/31	100,000	104,683
Crown Castle International Corp. (REIT)
3.800%, 2/15/28	125,000	135,654
2.250%, 1/15/31	100,000	97,243
Equinix, Inc. (REIT)
3.200%, 11/18/29	115,000	120,802
Prologis LP (REIT)
2.250%, 4/15/30	100,000	100,454
Realty Income Corp. (REIT)
3.250%, 1/15/31	50,000	53,666
Simon Property Group LP (REIT)
1.750%, 2/1/28	175,000	171,878
Ventas Realty LP (REIT)
4.400%, 1/15/29	100,000	113,386
Welltower, Inc. (REIT)
2.700%, 2/15/27	50,000	51,957
2.800%, 6/1/31	100,000	101,965

Total Real Estate		1,444,774

Utilities (2.9%)
Electric Utilities (2.2%)
American Electric Power Co., Inc. 2.300%, 3/1/30	50,000	49,055
Series J 4.300%, 12/1/28	75,000	83,780
Duke Energy Corp. 3.150%, 8/15/27	280,000	295,746
2.450%, 6/1/30	280,000	278,562
Entergy Corp. 1.900%, 6/15/28	50,000	48,979
2.800%, 6/15/30	140,000	142,492
Eversource Energy
Series R 1.650%, 8/15/30	150,000	140,418
Exelon Corp. 4.050%, 4/15/30	150,000	166,383
Nevada Power Co.
Series CC 3.700%, 5/1/29	80,000	87,888
NextEra Energy Capital Holdings, Inc. 3.550%, 5/1/27	250,000	270,144
2.250%, 6/1/30	50,000	49,779
Pacific Gas and Electric Co. 4.550%, 7/1/30	125,000	135,367
Public Service Electric & Gas Co. 1.900%, 8/15/31	150,000	146,144
Southern Co. (The)
Series A 3.700%, 4/30/30	185,000	201,024
Xcel Energy, Inc. 2.600%, 12/1/29	50,000	50,988

		2,146,749

Multi-Utilities (0.7%)
Ameren Corp. 3.500%, 1/15/31	100,000	108,186
Berkshire Hathaway Energy Co. 3.250%, 4/15/28	80,000	85,805
3.700%, 7/15/30	50,000	55,458
Dominion Energy, Inc. 4.250%, 6/1/28	75,000	83,637
Series C 3.375%, 4/1/30	150,000	159,588
NiSource, Inc. 3.490%, 5/15/27	82,000	87,920
Sempra Energy 3.400%, 2/1/28	130,000	138,354

		718,948

Total Utilities		2,865,697

Total Corporate Bonds		39,538,879

Total Long-Term Debt Securities (39.5%) (Cost $39,841,590)		39,736,225

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (19.8%)
JPMorgan Prime Money Market Fund, IM Shares	19,931,319	19,939,292

Total Short-Term Investment (19.8%) (Cost $19,941,263)		19,939,292

Total Investments in Securities (98.0%) (Cost $87,120,118)		98,578,994
Other Assets Less Liabilities (2.0%)		2,056,065

Net Assets (100%)		$100,635,059

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $647,499 or 0.6% of net

See Notes to Financial Statements.

1024

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2021.

Glossary:

ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	141	3/2022	USD	16,368,690	240,343
Russell 2000 E-Mini Index	24	3/2022	USD	2,691,360	32,411
S&P Midcap 400 E-Mini Index	8	3/2022	USD	2,270,160	53,011

					325,765

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$197,346	$—	$197,346
Common Stocks
Communication Services	3,811,193	—	—	3,811,193
Consumer Discretionary	4,674,758	—	—	4,674,758
Consumer Staples	2,192,241	—	—	2,192,241
Energy	966,545	—	—	966,545
Financials	4,125,571	—	—	4,125,571
Health Care	4,993,787	—	—	4,993,787
Industrials	2,931,473	—	—	2,931,473
Information Technology	11,132,390	—	—	11,132,390
Materials	983,142	—	—	983,142
Real Estate	950,815	—	—	950,815
Utilities	897,340	—	—	897,340
Corporate Bonds
Communication Services	—	3,719,489	—	3,719,489
Consumer Discretionary	—	2,044,205	—	2,044,205
Consumer Staples	—	2,668,547	—	2,668,547
Energy	—	2,981,621	—	2,981,621
Financials	—	13,469,852	—	13,469,852
Health Care	—	3,807,727	—	3,807,727
Industrials	—	3,252,017	—	3,252,017

See Notes to Financial Statements.

1025

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Information Technology	$—	$3,035,985	$—	$3,035,985
Materials	—	248,965	—	248,965
Real Estate	—	1,444,774	—	1,444,774
Utilities	—	2,865,697	—	2,865,697
Exchange Traded Funds	1,244,222	—	—	1,244,222
Futures	325,765	—	—	325,765
Short-Term Investment
Investment Company	19,939,292	—	—	19,939,292

Total Assets	$59,168,534	$39,736,225	$—	$98,904,759

Total Liabilities	$—	$—	$—	$—

Total	$59,168,534	$39,736,225	$—	$98,904,759

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$325,765	*

Total		$325,765

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,533,902	$1,533,902

Total	$1,533,902	$1,533,902

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(56,689)	$(56,689)

Total	$(56,689)	$(56,689)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $18,769,000 during the year ended December 31, 2021.

See Notes to Financial Statements.

1026

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$43,083,429
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$26,451,392

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,243,565
Aggregate gross unrealized depreciation	(816,354)

Net unrealized appreciation	$11,427,211

Federal income tax cost of investments in securities and derivative instruments, if applicable	$87,477,548

For the year ended December 31, 2021, the Portfolio incurred approximately $5 as brokerage commissions with Invesco Capital Markets, Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

1027

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $87,120,118)	$98,578,994
Cash	499,967
Cash held as collateral at broker for futures	1,340,000
Dividends, interest and other receivables	335,874
Receivable for Portfolio shares sold	29,286
Other assets	3,333

Total assets	100,787,454

LIABILITIES
Investment management fees payable	58,814
Distribution fees payable – Class IB	20,826
Due to broker for futures variation margin	13,206
Administrative fees payable	9,814
Payable for Portfolio shares redeemed	322
Accrued expenses	49,413

Total liabilities	152,395

NET ASSETS	$100,635,059

Net assets were comprised of:
Paid in capital	$95,191,534
Total distributable earnings (loss)	5,443,525

Net assets	$100,635,059

Class IB
Net asset value, offering and redemption price per share, $100,635,059 / 8,667,560 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.61

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$732,940
Dividends (net of $481 foreign withholding tax)	448,996

Total income	1,181,936

EXPENSES
Investment management fees	663,273
Distribution fees – Class IB	200,353
Administrative fees	98,039
Professional fees	53,235
Printing and mailing expenses	18,824
Custodian fees	18,500
Trustees’ fees	2,237
Miscellaneous	6,312

Gross expenses	1,060,773
Less: Waiver from investment manager	(95,037)

Net expenses	965,736

NET INVESTMENT INCOME (LOSS)	216,200

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,325,278
Futures contracts	1,533,902

Net realized gain (loss)	2,859,180

Change in unrealized appreciation (depreciation) on:
Investments in securities	4,664,723
Futures contracts	(56,689)

Net change in unrealized appreciation (depreciation)	4,608,034

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,467,214

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,683,414

See Notes to Financial Statements.

1028

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$216,200	$414,243
Net realized gain (loss)	2,859,180	597,303
Net change in unrealized appreciation (depreciation)	4,608,034	5,829,807

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,683,414	6,841,353

Distributions to shareholders:
Class IB	(7,333,000)	(2,800,034)
Class K	—	(597,526)

Total distributions to shareholders	(7,333,000)	(3,397,560)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,806,747 and 2,503,906 shares, respectively ]	33,416,442	26,845,551
Capital shares issued in reinvestment of dividends and distributions [ 634,229 and 249,541 shares, respectively ]	7,333,000	2,800,034
Capital shares repurchased [ (165,507) and (92,838) shares, respectively ]	(1,956,259)	(1,022,447)

Total Class IB transactions	38,793,183	28,623,138

Class K (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 53,225 shares, respectively ]	—	597,526
Capital shares repurchased [ (1,080,146) and 0 shares, respectively ]	(12,480,107)	—

Total Class K transactions	(12,480,107)	597,526

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	26,313,076	29,220,664

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,663,490	32,664,457
NET ASSETS:
Beginning of year	73,971,569	41,307,112

End of year	$100,635,059	$73,971,569

(b) After the close of business on March 22, 2021, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

1029

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				February 1, 2019* to December 31, 2019
Class IB	2021		2020
Net asset value, beginning of period	$11.43		$10.99		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03		0.07		0.13
Net realized and unrealized gain (loss)	1.11		0.92		1.24

Total from investment operations	1.14		0.99		1.37

Less distributions:
Dividends from net investment income	(0.03)		(0.06)		(0.09)
Distributions from net realized gains	(0.93)		(0.49)		(0.29)

Total dividends and distributions	(0.96)		(0.55)		(0.38)

Net asset value, end of period	$11.61		$11.43		$10.99

Total return (b)	10.13%		9.14%		13.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$100,635		$61,623		$30,019
Ratio of expenses to average net assets:
After waivers (a)(f)	1.17	%(j)	1.17	%(j)	1.15	%(j)
Before waivers (a)(f)	1.29%		1.38%		1.64%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.25%		0.67%		1.34	%(l)
Before waivers (a)(f)	0.14%		0.46%		0.85	%(l)
Portfolio turnover rate^	42%		57%		114	%(z)

Class K	January 1, 2021 to March 22, 2021‡		Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.43		$10.99		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01		0.11		0.17
Net realized and unrealized gain (loss)	0.11		0.91		1.22

Total from investment operations	0.12		1.02		1.39

Less distributions:
Dividends from net investment income	—		(0.09)		(0.11)
Distributions from net realized gains	—		(0.49)		(0.29)

Total dividends and distributions	—		(0.58)		(0.40)

Net asset value, end of period	$11.55		$11.43		$10.99

Total return (b)	1.05%		9.39%		14.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$12,349		$11,288
Ratio of expenses to average net assets:
After waivers (a)(f)	0.92	%(j)	0.92	%(j)	0.90	%(j)
Before waivers (a)(f)	1.06%		1.13%		1.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.58%		0.97%		1.70	%(l)
Before waivers (a)(f)	0.44%		0.76%		1.02	%(l)
Portfolio turnover rate^	42%		57%		114	%(z)
*	Commencement of Operations.
‡	After the close of business on March 22, 2021 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1030

EQ/JANUS ENTERPRISE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Janus Capital Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	16.84%	18.92%	12.40%
Portfolio – Class IB Shares	16.83	18.93	12.40
Portfolio – Class K Shares	17.17	19.24	12.69
Russell Midcap® Growth Index	12.73	19.83	16.63

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 16.83% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell Midcap® Growth Index, which returned 12.73% over the same period.

Portfolio Highlights

What helped performance during the year:

•	An underweight and stock selection in Communication Services aided relative performance.

•	Stock selection in Financials contributed.

•	A lack of exposure to Consumer Staples supported relative performance.

•	Top individual contributors included ON Semiconductor, KLA and LPL Financial.

What hurt performance during the year:

•	Stock selection in Consumer Discretionary detracted from relative performance.

•	An underweight and stock selection in Health Care dampened relative performance.

•	Not owning Energy stocks detracted.

•	Wex, Global Payments and Fidelity National Information Services were prominent detractors from relative performance.

Portfolio Positioning and Outlook — Janus Capital Management LLC

While we remain constructive on the economic outlook, we caution that we are entering a very different environment than we had a year ago. We started 2021 with low interest rates and ample monetary and fiscal stimulus. As we head into 2022, prospects for additional fiscal stimulus remain uncertain, and the Federal Reserve will be withdrawing some of its extraordinary monetary support. Our conversations with companies also indicate that supply chain challenges and worker shortages could persist even into 2023. Developments in China are another source of uncertainty, as the country’s slowing growth rate and government policy changes could have reverberations for U.S. companies. In this environment we will remain highly selective in our investments, as we look for reasonably valued companies with forward-looking management teams and a commitment to innovation. We also favor companies with strong competitive positions and well-balanced stakeholder alignment. We believe these qualities can support healthy and sustainable profit margins in the face of rising input costs. We also remain disciplined with regard to valuation, focusing on companies where we see a growing earnings trajectory to support their stock prices. This is the best way we know to provide strong risk-adjusted returns to our investors over the long term.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	37.9%
Health Care	17.1
Industrials	14.4
Financials	12.1
Consumer Discretionary	8.5
Real Estate	2.1
Investment Company	1.8
Communication Services	1.8
Utilities	1.5
Materials	0.9
Repurchase Agreements	0.6
Cash and Other	1.3

100.0%

1031

EQ/JANUS ENTERPRISE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,067.00	$5.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.00	5.25
Class IB
Actual	1,000.00	1,067.40	5.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.00	5.25
Class K
Actual	1,000.00	1,069.00	4.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.26	3.98

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.03%, 1.03% and 0.78%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1032

EQ ADVISORS TRUST

EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.8%)
Entertainment (1.3%)
Liberty Media Corp.-Liberty Formula One, Class C*	342,604	$21,666,277

Interactive Media & Services (0.5%)
Ziff Davis, Inc.*	64,358	7,134,728

Total Communication Services		28,801,005

Consumer Discretionary (8.5%)
Auto Components (0.6%)
Visteon Corp.*	83,643	9,296,083

Diversified Consumer Services (1.4%)
Frontdoor, Inc.*	285,424	10,460,790
Terminix Global Holdings, Inc.*	280,128	12,670,189

		23,130,979

Hotels, Restaurants & Leisure (1.6%)
Aramark	380,002	14,003,074
Entain plc*	509,849	11,614,486

		25,617,560

Internet & Direct Marketing Retail (0.8%)
Wayfair, Inc., Class A(x)*	70,380	13,370,088

Specialty Retail (2.9%)
Burlington Stores, Inc.*	44,162	12,873,665
CarMax, Inc.*	242,324	31,557,855
Vroom, Inc. (x)*	233,112	2,515,278

		46,946,798

Textiles, Apparel & Luxury Goods (1.2%)
Gildan Activewear, Inc.	459,622	19,483,376

Total Consumer Discretionary		137,844,884

Financials (12.1%)
Banks (0.9%)
SVB Financial Group*	21,414	14,523,831

Capital Markets (5.5%)
Cboe Global Markets, Inc.	103,061	13,439,154
Charles Schwab Corp. (The)	100,673	8,466,599
LPL Financial Holdings, Inc.	363,429	58,181,349
MSCI, Inc.	14,247	8,728,995

		88,816,097

Insurance (5.7%)
Aon plc, Class A	59,430	17,862,281
Intact Financial Corp.	245,000	31,845,449
Oscar Health, Inc., Class A(x)*	19,644	154,205
Ryan Specialty Group Holdings, Inc., Class A*	348,556	14,064,235
W R Berkley Corp.	345,983	28,505,539

		92,431,709

Total Financials		195,771,637

Health Care (17.1%)
Biotechnology (2.3%)
Abcam plc (ADR)*	203,808	4,799,678
Ascendis Pharma A/S (ADR)*	46,881	6,306,901
BioMarin Pharmaceutical, Inc.*	121,444	10,729,578
Neurocrine Biosciences, Inc.*	108,525	9,243,074
Sarepta Therapeutics, Inc.*	77,545	6,982,927

		38,062,158

Health Care Equipment & Supplies (8.4%)
Boston Scientific Corp.*	838,407	35,615,529
Cooper Cos., Inc. (The)	60,615	25,394,048
Dentsply Sirona, Inc.	284,529	15,873,873
ICU Medical, Inc.*	74,606	17,706,988
STERIS plc	74,033	18,020,373
Teleflex, Inc.	69,706	22,897,027

		135,507,838

Life Sciences Tools & Services (4.0%)
ICON plc*	60,409	18,708,667
Illumina, Inc.*	28,868	10,982,542
PerkinElmer, Inc.	100,557	20,217,990
Waters Corp.*	38,461	14,330,569

		64,239,768

Pharmaceuticals (2.4%)
Catalent, Inc.*	215,334	27,569,212
Elanco Animal Health, Inc.*	412,073	11,694,632

		39,263,844

Total Health Care		277,073,608

Industrials (14.4%)
Aerospace & Defense (1.4%)
L3Harris Technologies, Inc.	103,506	22,071,619

Airlines (1.0%)
Ryanair Holdings plc (ADR)*	148,804	15,227,113

Building Products (0.4%)
Zurn Water Solutions Corp.	158,975	5,786,690

Commercial Services & Supplies (1.8%)
Cimpress plc*	120,758	8,647,481
Ritchie Bros Auctioneers, Inc.	343,716	21,038,856

		29,686,337

Electrical Equipment (3.2%)
Regal Rexnord Corp.	69,135	11,765,394
Sensata Technologies Holding plc*	656,259	40,484,618

		52,250,012

Machinery (2.3%)
Ingersoll Rand, Inc.	395,201	24,451,086
Westinghouse Air Brake Technologies Corp.	131,867	12,146,269

		36,597,355

Professional Services (0.1%)
Upwork, Inc.*	58,455	1,996,823

Road & Rail (2.7%)
JB Hunt Transport Services, Inc.	212,599	43,455,236

Trading Companies & Distributors (1.5%)
Ferguson plc	139,335	24,715,623

Total Industrials		231,786,808

See Notes to Financial Statements.

1033

EQ ADVISORS TRUST

EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Information Technology (37.9%)
Electronic Equipment, Instruments & Components (6.9%)
Flex Ltd.*	1,207,365	$22,131,001
National Instruments Corp.	471,673	20,597,960
TE Connectivity Ltd.	278,942	45,004,502
Teledyne Technologies, Inc.*	53,527	23,385,411

		111,118,874

IT Services (10.3%)
Amdocs Ltd.	379,797	28,424,007
Broadridge Financial Solutions, Inc.	180,431	32,986,395
Fidelity National Information Services, Inc.	184,491	20,137,193
Global Payments, Inc.	130,291	17,612,737
GoDaddy, Inc., Class A*	393,803	33,418,123
WEX, Inc.*	173,356	24,337,449
Wix.com Ltd.*	61,218	9,659,588

		166,575,492

Semiconductors & Semiconductor Equipment (10.1%)
KLA Corp.	121,162	52,112,988
Lam Research Corp.	29,716	21,370,261
Microchip Technology, Inc.	301,880	26,281,673
NXP Semiconductors NV	70,452	16,047,557
ON Semiconductor Corp.*	698,644	47,451,900

		163,264,379

Software (10.6%)
Atlassian Corp. plc, Class A*	26,695	10,178,536
Ceridian HCM Holding, Inc.*	258,567	27,009,909
Constellation Software, Inc.	24,683	45,795,897
Dolby Laboratories, Inc., Class A	103,659	9,870,410
Dynatrace, Inc.*	97,926	5,909,834
Nice Ltd. (ADR)*	73,603	22,345,871
SS&C Technologies Holdings, Inc.	576,151	47,232,859
Topicus.com, Inc.*	45,238	4,152,047

		172,495,363

Total Information Technology		613,454,108

Materials (0.9%)
Containers & Packaging (0.9%)
Sealed Air Corp.	215,963	14,571,024

Total Materials		14,571,024

Real Estate (2.1%)
Equity Real Estate Investment Trusts (REITs) (1.7%)
Lamar Advertising Co. (REIT), Class A	224,686	27,254,412

Real Estate Management & Development (0.4%)
Redfin Corp.(x)*	183,685	7,051,667

Total Real Estate		34,306,079

Utilities (1.5%)
Electric Utilities (1.5%)
Alliant Energy Corp.	397,991	24,464,507

Total Utilities		24,464,507

Total Common Stocks (96.3%) (Cost $936,863,127)		1,558,073,660

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Oncternal Therapeutics, Inc., CVR(r)* (Cost $—)	29	—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (1.8%)
JPMorgan Prime Money Market Fund, IM Shares	29,236,886	29,248,580

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.6%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $400,005, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $408,072. (xx)	$400,000	400,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $1,809,628, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $1,845,817. (xx)	1,809,625	1,809,625
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $2,000,010, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $2,040,820. (xx)	2,000,000	2,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $5,500,064, collateralized by various Common Stocks; total market value $6,079,506. (xx)	5,500,000	5,500,000

Total Repurchase Agreements		9,709,625

Total Short-Term Investments (2.4%) (Cost $38,965,200)		38,958,205

Total Investments in Securities (98.7%) (Cost $975,828,327)		1,597,031,865
Other Assets Less Liabilities (1.3%)		20,901,146

Net Assets (100%)		$1,617,933,011

See Notes to Financial Statements.

1034

EQ ADVISORS TRUST

EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $9,372,076. This was collateralized by $4,951 of various U.S. Government Treasury Securities, ranging from 0.125% - 3.875%, maturing 2/28/22 - 2/15/49 and by cash of $9,709,625 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right

Country Diversification As a Percentage of Total Net Assets
Canada	7.3%
China	1.0
Denmark	0.4
Ireland	2.6
Israel	2.0
Netherlands	0.3
United Kingdom	1.0
United States	84.1
Cash and Other	1.3

100.0%

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$28,801,005	$—	$—		$28,801,005
Consumer Discretionary	126,230,398	11,614,486	—		137,844,884
Financials	195,771,637	—	—		195,771,637
Health Care	277,073,608	—	—		277,073,608
Industrials	207,071,185	24,715,623	—		231,786,808
Information Technology	613,454,108	—	—		613,454,108
Materials	14,571,024	—	—		14,571,024
Real Estate	34,306,079	—	—		34,306,079
Utilities	24,464,507	—	—		24,464,507
Rights
Health Care	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Company	29,248,580	—	—		29,248,580
Repurchase Agreements	—	9,709,625	—		9,709,625

Total Assets	$1,550,992,131	$46,039,734	$—		$1,597,031,865

Total Liabilities	$—	$—	$—		$—

Total	$1,550,992,131	$46,039,734	$—		$1,597,031,865

(a)	Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

See Notes to Financial Statements.

1035

EQ ADVISORS TRUST

EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$272,947,701
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$424,050,794

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$643,930,051
Aggregate gross unrealized depreciation	(22,951,397)

Net unrealized appreciation	$620,978,654

Federal income tax cost of investments in securities and derivative instruments, if applicable	$976,053,211

See Notes to Financial Statements.

1036

EQ ADVISORS TRUST

EQ/JANUS ENTERPRISE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $966,118,702)	$1,587,322,240
Repurchase Agreements (Cost $9,709,625)	9,709,625
Cash	24,669,000
Receivable for securities sold	7,799,687
Dividends, interest and other receivables	421,344
Receivable for Portfolio shares sold	275,955
Securities lending income receivable	3,138
Other assets	5,845

Total assets	1,630,206,834

LIABILITIES
Payable for return of collateral on securities loaned	9,709,625
Investment management fees payable	899,480
Payable for securities purchased	658,090
Payable for Portfolio shares redeemed	484,509
Distribution fees payable – Class IB	266,716
Administrative fees payable	121,775
Distribution fees payable – Class IA	29,681
Accrued expenses	103,947

Total liabilities	12,273,823

NET ASSETS	$1,617,933,011

Net assets were comprised of:
Paid in capital	$969,369,014
Total distributable earnings (loss)	648,563,997

Net assets	$1,617,933,011

Class IA
Net asset value, offering and redemption price per share, $143,433,770 / 5,963,020 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.05

Class IB
Net asset value, offering and redemption price per share, $1,291,116,434 / 54,753,072 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.58

Class K
Net asset value, offering and redemption price per share, $183,382,807 / 7,410,795 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.75

(x)	Includes value of securities on loan of $9,372,076.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $248,384 foreign withholding tax)	$10,721,153
Interest	12,311
Securities lending (net)	55,016

Total income	10,788,480

EXPENSES
Investment management fees	10,582,078
Distribution fees – Class IB	3,127,885
Administrative fees	1,444,590
Distribution fees – Class IA	348,757
Custodian fees	92,900
Professional fees	89,605
Printing and mailing expenses	75,303
Trustees’ fees	46,525
Recoupment fees	31,111
Miscellaneous	32,056

Total expenses	15,870,810

NET INVESTMENT INCOME (LOSS)	(5,082,330)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	175,976,112
Foreign currency transactions	(4,968)

Net realized gain (loss)	175,971,144

Change in unrealized appreciation (depreciation) on:
Investments in securities	72,660,533
Foreign currency translations	(57)

Net change in unrealized appreciation (depreciation)	72,660,476

NET REALIZED AND UNREALIZED GAIN (LOSS)	248,631,620

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$243,549,290

See Notes to Financial Statements.

1037

EQ ADVISORS TRUST

EQ/JANUS ENTERPRISE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(5,082,330)	$(1,715,912)
Net realized gain (loss)	175,971,144	159,167,244
Net change in unrealized appreciation (depreciation)	72,660,476	90,850,936

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	243,549,290	248,302,268

Distributions to shareholders:
Class IA	(14,620,145)	(12,798,247)
Class IB	(133,767,603)	(115,959,097)
Class K	(18,539,724)	(18,123,699)

Total distributions to shareholders	(166,927,472)	(146,881,043)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 223,252 and 1,299,068 shares, respectively ]	5,559,960	26,788,016
Capital shares issued in connection with merger (Note 8) [ 0 and 694,458 shares, respectively ]	—	14,434,784
Capital shares issued in reinvestment of dividends and distributions [ 618,635 and 578,904 shares, respectively ]	14,620,145	12,798,247
Capital shares repurchased [ (696,292) and (831,344) shares, respectively ]	(17,252,934)	(17,208,586)

Total Class IA transactions	2,927,171	36,812,461

Class IB
Capital shares sold [ 1,696,852 and 2,818,651 shares, respectively ]	41,367,981	54,141,901
Capital shares issued in connection with merger (Note 8) [ 0 and 6,697,571 shares, respectively ]	—	137,001,812
Capital shares issued in reinvestment of dividends and distributions [ 5,772,263 and 5,338,371 shares, respectively ]	133,767,603	115,959,097
Capital shares repurchased [ (5,588,671) and (7,642,197) shares, respectively ]	(135,846,677)	(154,900,339)

Total Class IB transactions	39,288,907	152,202,471

Class K
Capital shares sold [ 166,362 and 1,280,278 shares, respectively ]	4,223,356	27,591,135
Capital shares issued in connection with merger (Note 8) [ 0 and 4,763,159 shares, respectively ]	—	101,116,936
Capital shares issued in reinvestment of dividends and distributions [ 762,247 and 799,847 shares, respectively ]	18,539,724	18,123,699
Capital shares repurchased [ (1,789,410) and (748,219) shares, respectively ]	(44,009,464)	(15,193,460)

Total Class K transactions	(21,246,384)	131,638,310

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	20,969,694	320,653,242

TOTAL INCREASE (DECREASE) IN NET ASSETS	97,591,512	422,074,467
NET ASSETS:
Beginning of year	1,520,341,499	1,098,267,032

End of year	$1,617,933,011	$1,520,341,499

See Notes to Financial Statements.

1038

EQ ADVISORS TRUST

EQ/JANUS ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019		2018	2017
Net asset value, beginning of year	$22.95	$21.44	$16.72		$18.05	$15.73

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.09)	(0.04)	(0.01)		(0.02)	(0.02)
Net realized and unrealized gain (loss)	3.86	3.95	6.08		(0.25)	4.28

Total from investment operations	3.77	3.91	6.07		(0.27)	4.26

Less distributions:
Dividends from net investment income	(0.02)	—	—	#	—	—
Distributions from net realized gains	(2.65)	(2.40)	(1.35)		(1.06)	(1.94)

Total dividends and distributions	(2.67)	(2.40)	(1.35)		(1.06)	(1.94)

Net asset value, end of year	$24.05	$22.95	$21.44		$16.72	$18.05

Total return	16.84%	18.78%	36.48	%(cc)	(1.79)%	27.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$143,434	$133,526	$87,386		$70,224	$75,784
Ratio of expenses to average net assets:
After waivers (f)	1.04%	1.05%	1.05%		1.07%	1.08%
Before waivers (f)	1.04%	1.06%	1.07%		1.07%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.35)%	(0.17)%	(0.04)%		(0.12)%	(0.10)%
Before waivers (f)	(0.35)%	(0.18)%	(0.06)%		(0.12)%	(0.10)%
Portfolio turnover rate^	18%	40%	10%		13%	12%

	Year Ended December 31,
Class IB	2021	2020	2019		2018	2017
Net asset value, beginning of year	$22.55	$21.10	$16.47		$17.80	$15.53

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.09)	(0.03)	(0.01)		(0.02)	(0.02)
Net realized and unrealized gain (loss)	3.79	3.88	5.99		(0.25)	4.23

Total from investment operations	3.70	3.85	5.98		(0.27)	4.21

Less distributions:
Dividends from net investment income	(0.02)	—	—	#	—	—
Distributions from net realized gains	(2.65)	(2.40)	(1.35)		(1.06)	(1.94)

Total dividends and distributions	(2.67)	(2.40)	(1.35)		(1.06)	(1.94)

Net asset value, end of year	$23.58	$22.55	$21.10		$16.47	$17.80

Total return	16.83%	18.81%	36.49	%(cc)	(1.81)%	27.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,291,116	$1,192,164	$963,278		$756,220	$812,885
Ratio of expenses to average net assets:
After waivers (f)	1.04%	1.05%	1.05%		1.07%	1.08%
Before waivers (f)	1.04%	1.06%	1.07%		1.07%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.35)%	(0.17)%	(0.04)%		(0.12)%	(0.10)%
Before waivers (f)	(0.35)%	(0.17)%	(0.06)%		(0.12)%	(0.10)%
Portfolio turnover rate^	18%	40%	10%		13%	12%

See Notes to Financial Statements.

1039

EQ ADVISORS TRUST

EQ/JANUS ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019		2018	2017
Net asset value, beginning of year	$23.53	$21.87	$17.03		$18.32	$15.90

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	0.01 †	0.04		0.03	0.03
Net realized and unrealized gain (loss)	3.98	4.05	6.20		(0.26)	4.33

Total from investment operations	3.95	4.06	6.24		(0.23)	4.36

Less distributions:
Dividends from net investment income	(0.08)	—	(0.05)		—	—
Distributions from net realized gains	(2.65)	(2.40)	(1.35)		(1.06)	(1.94)

Total dividends and distributions	(2.73)	(2.40)	(1.40)		(1.06)	(1.94)

Net asset value, end of year	$24.75	$23.53	$21.87		$17.03	$18.32

Total return	17.17%	19.11%	36.82	%(cc)	(1.54)%	28.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$183,383	$194,652	$47,603		$37,503	$39,406
Ratio of expenses to average net assets:
After waivers (f)	0.79%	0.80%	0.80%		0.82%	0.83%
Before waivers (f)	0.79%	0.81%	0.82%		0.82%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.11)%	0.06%	0.20%		0.13%	0.15%
Before waivers (f)	(0.11)%	0.06%	0.19%		0.13%	0.15%
Portfolio turnover rate^	18%	40%	10%		13%	12%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 36.29% for Class IA, 36.29% for Class IB and 36.63% for Class K.

See Notes to Financial Statements.

1040

EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	J.P. Morgan Investment Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	12.77%	8.05%
EQ/JPMorgan Growth Allocation Index	14.71	10.54
S&P 500® Index	28.71	18.08
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.51

* Date of inception 11/13/17. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.77% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the EQ/JPMorgan Growth Allocation Index, the S&P 500® Index and the Bloomberg U.S. Intermediate Government Bond Index, which returned 14.71%, 28.71% and (1.69)%, respectively.

Portfolio Highlights

The Portfolio’s risk managed framework was not active over the year and had no impact on performance. Security selection and asset allocation detracted from performance.

The team uses derivatives, predominately in the form of futures, throughout the Portfolio. Futures offer an efficient way to gain access to various markets. At year end, the strategic asset allocation had 47.75% of the portfolio allocated through futures to access the following asset classes: U.S. large-cap equity, U.S. small-cap equity, U.K. large-cap equity, Europe ex-U.K. large-cap equity, and Japan large-cap equity.

Portfolio Positioning and Outlook — J.P. Morgan Investment Management Inc.

We believe the global economy is still in mid-cycle with room for above trend growth to continue in 2022, albeit at a slower pace than we saw over the past year. Currently elevated inflation levels are likely to moderate next year as supply chain issues ease; this may remove pressure on central banks to hike aggressively but even then, we see rates rising gradually over the next year. We have continued to reflect our economic optimism by maintaining a risk-on tilt within the Portfolio.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	N/A
Weighted Average Coupon (%)	1.32
Weighted Average Effective Duration (Years)*	4.14
Weighted Average Rating**	AAA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	% of Net Assets
Exchange Traded Funds	52.1%
U.S. Government Agency Securities	32.8
U.S. Treasury Obligations	13.2
Cash and Other	1.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the

1041

EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO (Unaudited)

Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,039.70	$5.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.40	5.87

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.15%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1042

EQ ADVISORS TRUST

EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Fixed Income (35.0%)
iShares 1-3 Year Treasury Bond ETF	559,876	$47,891,793
iShares 3-7 Year Treasury Bond ETF	226,365	29,126,385
iShares 7-10 Year Treasury Bond ETF	84,355	9,700,825
SPDR Portfolio Intermediate Term Treasury ETF	1,022,098	32,758,241

Total Fixed Income		119,477,244

Equity (17.1%)
Vanguard S&P 500 ETF	133,692	58,365,916

Total Exchange Traded Funds (52.1%) (Cost $154,710,385)		177,843,160

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (2.9%)
U.S. Treasury Notes
1.375%, 1/31/22#	$9,979,000	9,988,630

Total Long-Term Debt Securities (2.9%) (Cost $9,989,346)		9,988,630

SHORT-TERM INVESTMENTS:
U.S. Government Agency Securities (32.8%)
FFCB
0.01%, 1/5/22 (o)(p)	4,000,000	3,999,992
0.03%, 1/10/22 (o)(p)	15,500,000	15,499,864
0.06%, 1/14/22 (o)(p)	5,000,000	4,999,886
0.09%, 2/4/22 (o)(p)	7,000,000	6,999,413
FHLB
0.03%, 1/7/22 (o)(p)	11,000,000	10,999,945
0.04%, 1/14/22 (o)(p)	3,000,000	2,999,950
0.07%, 1/21/22 (o)(p)	3,100,000	3,099,869
0.07%, 2/2/22 (o)(p)	19,300,000	19,298,799
0.07%, 2/16/22 (o)(p)	7,100,000	7,099,327
FNMA
0.01%, 1/5/22 (o)(p)	17,000,000	16,999,966
0.05%, 1/19/22 (o)(p)	3,000,000	2,999,914
0.07%, 2/9/22 (o)(p)	2,000,000	1,999,844
0.08%, 3/2/22 (o)(p)	15,000,000	14,998,077

Total U.S. Government Agency Securities		111,994,846

U.S. Treasury Obligations (10.3%)
U.S. Treasury Bills
0.04%, 1/20/22 (p)	35,000,000	34,999,195

Total Short-Term Investments (43.1%) (Cost $146,995,908)		146,994,041

Total Investments in Securities (98.1%) (Cost $311,695,639)		334,825,831
Other Assets Less Liabilities (1.9%)		6,362,482

Net Assets (100%)		$341,188,313

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $9,921,565.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2021.
(p)	Yield to maturity.

Glossary:

EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FNMA	— Federal National Mortgage Association
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	706	3/2022	EUR	34,462,111	1,207,080
FTSE 100 Index	155	3/2022	GBP	15,365,770	300,289
Russell 2000 E-Mini Index	333	3/2022	USD	37,342,620	1,080,829
S&P 500 E-Mini Index	251	3/2022	USD	59,719,175	1,250,588
TOPIX Index	97	3/2022	JPY	16,797,705	13,431

					3,852,217

See Notes to Financial Statements.

1043

EQ ADVISORS TRUST

EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$177,843,160	$—	$—	$177,843,160
Futures	3,852,217	—	—	3,852,217
Short-Term Investments
U.S. Government Agency Securities	—	111,994,846	—	111,994,846
U.S. Treasury Obligations	—	34,999,195	—	34,999,195
U.S. Treasury Obligations	—	9,988,630	—	9,988,630

Total Assets	$181,695,377	$156,982,671	$—	$338,678,048

Total Liabilities	$—	$—	$—	$—

Total	$181,695,377	$156,982,671	$—	$338,678,048

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets –Unrealized appreciation	$3,852,217	*

Total		$3,852,217

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$24,639,086	$24,639,086

Total	$24,639,086	$24,639,086

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,429,124	$1,429,124

Total	$1,429,124	$1,429,124

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $136,688,000 during the year ended December 31, 2021.

See Notes to Financial Statements.

1044

EQ ADVISORS TRUST

EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$50,286,612
Long-term U.S. government debt securities	9,473,897

$59,760,509

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$7,253,480
Long-term U.S. government debt securities	3,851,908

$11,105,388

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,764,920
Aggregate gross unrealized depreciation	(848,790)

Net unrealized appreciation	$22,916,130

Federal income tax cost of investments in securities and derivative instruments, if applicable	$315,761,918

See Notes to Financial Statements.

1045

EQ ADVISORS TRUST

EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $311,695,639)	$334,825,831
Cash	8,004,825
Receivable for securities sold	2,046,135
Receivable for Portfolio shares sold	111,628
Due from broker for futures variation margin	107,281
Dividends, interest and other receivables	57,420
Other assets	1,205

Total assets	345,154,325

LIABILITIES
Payable for securities purchased	3,597,678
Investment management fees payable	212,565
Distribution fees payable – Class IB	70,712
Administrative fees payable	33,324
Payable for Portfolio shares redeemed	863
Accrued expenses	50,870

Total liabilities	3,966,012

NET ASSETS	$341,188,313

Net assets were comprised of:
Paid in capital	$317,093,509
Total distributable earnings (loss)	24,094,804

Net assets	$341,188,313

Class IB
Net asset value, offering and redemption price per share, $341,188,313 / 29,224,733 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$1,174,677
Interest	30,169

Total income	1,204,846

EXPENSES
Investment management fees	2,305,706
Distribution fees – Class IB	720,532
Administrative fees	340,726
Professional fees	55,529
Printing and mailing expenses	25,698
Custodian fees	11,000
Trustees’ fees	7,624
Miscellaneous	8,285

Gross expenses	3,475,100
Less: Waiver from investment manager	(150,502)

Net expenses	3,324,598

NET INVESTMENT INCOME (LOSS)	(2,119,752)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	130,769
Net distributions of realized gain received from underlying funds	17,075
Futures contracts	24,639,086
Foreign currency transactions	10,456

Net realized gain (loss)	24,797,386

Change in unrealized appreciation (depreciation) on:
Investments in securities	9,631,884
Futures contracts	1,429,124
Foreign currency translations	(10,577)

Net change in unrealized appreciation (depreciation)	11,050,431

NET REALIZED AND UNREALIZED GAIN (LOSS)	35,847,817

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,728,065

See Notes to Financial Statements.

1046

EQ ADVISORS TRUST

EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,119,752)	$(775,439)
Net realized gain (loss)	24,797,386	11,450,372
Net change in unrealized appreciation (depreciation)	11,050,431	9,862,826

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,728,065	20,537,759

Distributions to shareholders:
Class IB	(35,102,028)	(4,204,302)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,745,146 and 5,535,416 shares, respectively ]	70,766,032	58,475,459
Capital shares issued in reinvestment of dividends and distributions [ 2,996,132 and 393,736 shares, respectively ]	35,102,028	4,204,302
Capital shares repurchased [ (245,022) and (453,693) shares, respectively ]	(3,036,343)	(4,735,374)

Total Class IB transactions	102,831,717	57,944,387

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	102,831,717	57,944,387

TOTAL INCREASE (DECREASE) IN NET ASSETS	101,457,754	74,277,844
NET ASSETS:
Beginning of year	239,730,559	165,452,715

End of year	$341,188,313	$239,730,559

See Notes to Financial Statements.

1047

EQ ADVISORS TRUST

EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,								November 13, 2017* to December 31, 2017
Class IB	2021		2020		2019		2018
Net asset value, beginning of period	$11.57		$10.85		$9.60		$10.15		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.09)		(0.04)		0.10		0.10		0.01
Net realized and unrealized gain (loss)	1.54		0.97		1.43		(0.58)		0.16

Total from investment operations	1.45		0.93		1.53		(0.48)		0.17

Less distributions:
Dividends from net investment income	—		—	#	(0.08)		(0.05)		(0.02)
Distributions from net realized gains	(1.35)		(0.21)		(0.20)		(0.02)		—

Total dividends and distributions	(1.35)		(0.21)		(0.28)		(0.07)		(0.02)

Net asset value, end of period	$11.67		$11.57		$10.85		$9.60		$10.15

Total return (b)	12.77%		8.76%		15.92%		(4.73)%		1.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$341,188		$239,731		$165,453		$69,223		$102
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.15	%(j)	1.16	%(j)	1.15	%(k)	1.15	%(k)	1.17	%**(m)
Before waivers and reimbursements (a)(f)	1.21%		1.23%		1.25%		1.55%		3.10%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.74)%		(0.40)%		0.91%		0.99%		0.92	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.79)%		(0.47)%		0.82%		0.59%		(1.02	)%(l)
Portfolio turnover rate^	7%		50%		14%		62%		1	%(z)

Class K	January 1, 2019 to September 4, 2019‡		Year Ended December 31, 2018		November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$9.60		$10.15		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.09		0.02
Net realized and unrealized gain (loss)	0.83		(0.54)		0.15

Total from investment operations	0.91		(0.45)		0.17

Less distributions:
Dividends from net investment income	—		(0.08)		(0.02)
Distributions from net realized gains	—		(0.02)		—

Total dividends and distributions	—		(0.10)		(0.02)

Net asset value, end of period	$10.51		$9.60		$10.15

Total return (b)	9.48%		(4.48)%		1.69%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$9,619		$10,065
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90	%(k)	0.90	%(k)	0.92	%**(m)
Before waivers and reimbursements (a)(f)	1.01%		1.47%		2.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.21	%(l)	0.91%		1.17	%(l)
Before waivers and reimbursements (a)(f)(x)	1.11	%(l)	0.34%		(0.76	)%(l)
Portfolio turnover rate^	14%		62%		1	%(z)

See Notes to Financial Statements.

1048

EQ ADVISORS TRUST

EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
‡	After the close of business on September 4, 2019 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.21% for Class IB and 0.96% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1049

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	J.P. Morgan Investment Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	23.22%	11.69%	14.04%
Portfolio – Class IB Shares	23.18	11.70	14.05
Portfolio – Class K Shares	23.48	11.97	14.33
Russell 1000® Value Index	25.16	11.16	12.97

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.18% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 25.16% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection within Financials contributed to performance.

•

Wells Fargo (WFC) was the top stock specific contributor for the year. The bank re-rated as positive sentiment took hold based on a more optimistic economic and credit outlook. Additionally, WFC shares rallied further on expectations of above average returns from the stock, given a significant amount of excess reserves and strong earnings report. While regulatory scrutiny continues to loom over WFC, we remain confident in our long-term thesis and expect the asset cap restriction to be lifted in the future.

What hurt performance for the one-year period ending 12/31/2021:

•	Stock selection in Health Care detracted from performance.

•

A position in Zimmer (ZBH) has lagged this year as COVID-19 continued to cause a pullback in elective procedures. While this has hampered earnings, we believe that management is navigating well, and will be well-positioned for a rebound in elective surgeries once they resume at a more normalized pace. ZBH’s size as the largest manufacturer of orthopedic devices, plus current valuations, provide significant room for multiple expansion. Finally, ZBH has recently delivered on multiple successful product launches and plans to spin-off lower growth business segments (e.g. Dental), which could increase the magnitude of its future recovery and set up it for long-term earnings and margin expansion.

Portfolio Positioning and Outlook — J.P. Morgan Investment Management Inc.

While the Portfolio still exhibits a pro-cyclical tilt, we recognize that inflation is real and there’s potential for volatility. We have therefore leaned into companies with stronger balance sheets, broken growth stories, and reduced portfolio beta. We have moderated our active bet across Materials, Industrials & Energy, while still selectively investing in structural winners that we believe offer protection against inflation. We believe the consumer is in top shape, with elevated wealth levels, healthy balance sheets & pent up demand; we are expressing this view through travel-related companies that have yet to fully recover & are less tied to inflation. In Health Care, investor concerns surrounding COVID, political rhetoric and patent uncertainty have weighed on the group. We’ve been able to find what we believe are quality, defensive value opportunities across Pharmaceuticals, Managed Care and Biotechnology. In the Financials sector, we have repositioned within insurance, trimming rate sensitive life insurers and adding to attractively valued property and casualty (P&C) insurers that price in inflation on a lag and could soon recover. Growth investors have been acutely focused on technology, allowing for “broken growth” names in other sectors, such as Communication Services, to trade at significant discounts; we also reduced cable/broadband exposure due to its diminished status as a safe haven.

1050

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
Financials	21.1%
Health Care	19.7
Industrials	10.9
Consumer Discretionary	9.7
Consumer Staples	9.4
Materials	8.8
Energy	7.4
Communication Services	3.4
Information Technology	2.9
Utilities	2.6
Real Estate	2.4
U.S. Government Agency Securities	1.7
Cash and Other	0.0 #

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,016.10	$4.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.38	4.87
Class IB
Actual	1,000.00	1,016.40	4.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.38	4.87
Class K
Actual	1,000.00	1,017.10	3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.64	3.60

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.96%, 0.96% and 0.71%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1051

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.4%)
Entertainment (2.4%)
Activision Blizzard, Inc.	219,800	$14,623,294
Electronic Arts, Inc.	53,500	7,056,650

		21,679,944

Media (1.0%)
Comcast Corp., Class A	174,700	8,792,651

Total Communication Services		30,472,595

Consumer Discretionary (9.7%)
Auto Components (0.7%)
Lear Corp.	36,700	6,714,265

Automobiles (2.1%)
General Motors Co.*	317,230	18,599,195

Hotels, Restaurants & Leisure (4.6%)
Booking Holdings, Inc.*	5,100	12,236,073
Royal Caribbean Cruises Ltd.*	372,100	28,614,490

		40,850,563

Household Durables (0.7%)
Newell Brands, Inc.	288,200	6,294,288

Multiline Retail (0.5%)
Kohl’s Corp.	93,400	4,613,026

Textiles, Apparel & Luxury Goods (1.1%)
Kontoor Brands, Inc.	63,605	3,259,756
Tapestry, Inc.	173,667	7,050,880

		10,310,636

Total Consumer Discretionary		87,381,973

Consumer Staples (9.4%)
Beverages (2.0%)
Coca-Cola Co. (The)	308,500	18,266,285

Food & Staples Retailing (4.3%)
BJ’s Wholesale Club Holdings, Inc.*	89,700	6,007,209
Performance Food Group Co.*	61,700	2,831,413
US Foods Holding Corp.*	848,360	29,548,379

		38,387,001

Food Products (2.9%)
Bunge Ltd.	19,000	1,773,840
Lamb Weston Holdings, Inc.	383,300	24,293,554

		26,067,394

Household Products (0.2%)
Kimberly-Clark Corp.	15,000	2,143,800

Total Consumer Staples		84,864,480

Energy (7.4%)
Oil, Gas & Consumable Fuels (7.4%)
Chevron Corp.	222,100	26,063,435
Diamondback Energy, Inc.	81,400	8,778,990
Hess Corp.	111,300	8,239,539
Occidental Petroleum Corp.	286,600	8,308,534
Pioneer Natural Resources Co.	83,305	15,151,513

Total Energy		66,542,011

Financials (21.1%)
Banks (12.7%)
Bank of America Corp.	774,800	34,470,852
Citigroup, Inc.	145,055	8,759,872
People’s United Financial, Inc.	989,300	17,629,326
Truist Financial Corp.	300,500	17,594,275
Wells Fargo & Co.	747,800	35,879,444

		114,333,769

Capital Markets (3.9%)
Intercontinental Exchange, Inc.	78,600	10,750,122
State Street Corp.	261,800	24,347,400

		35,097,522

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc., Class B*	15,000	4,485,000

Insurance (4.0%)
Allstate Corp. (The)	45,900	5,400,135
American International Group, Inc.	249,300	14,175,198
Chubb Ltd.	23,100	4,465,461
Prudential Financial, Inc.	38,600	4,178,064
Travelers Cos., Inc. (The)	48,700	7,618,141

		35,836,999

Total Financials		189,753,290

Health Care (19.7%)
Biotechnology (7.0%)
AbbVie, Inc.	117,600	15,923,040
Biogen, Inc.*	19,200	4,606,464
BioMarin Pharmaceutical, Inc.*	31,900	2,818,365
Neurocrine Biosciences, Inc.*	58,800	5,007,996
Regeneron Pharmaceuticals, Inc.*	27,500	17,366,800
Vertex Pharmaceuticals, Inc.*	78,600	17,260,560

		62,983,225

Health Care Equipment & Supplies (2.1%)
Zimmer Biomet Holdings, Inc.	145,200	18,446,208

Health Care Providers & Services (6.5%)
Centene Corp.*	381,900	31,468,560
Cigna Corp.	73,500	16,877,805
McKesson Corp.	40,300	10,017,371

		58,363,736

Pharmaceuticals (4.1%)
Bristol-Myers Squibb Co.	412,900	25,744,315
Johnson & Johnson	47,200	8,074,504
Organon & Co.	98,800	3,008,460

		36,827,279

Total Health Care		176,620,448

Industrials (10.9%)
Aerospace & Defense (2.7%)
Boeing Co. (The)*	51,400	10,347,848
Raytheon Technologies Corp.	166,400	14,320,384

		24,668,232

See Notes to Financial Statements.

1052

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Air Freight & Logistics (1.5%)
FedEx Corp.	52,500	$13,578,600

Airlines (1.1%)
Delta Air Lines, Inc.*	123,200	4,814,656
Southwest Airlines Co.*	112,500	4,819,500

		9,634,156

Electrical Equipment (1.0%)
Eaton Corp. plc	50,400	8,710,128

Industrial Conglomerates (1.0%)
Honeywell International, Inc.	41,200	8,590,612

Machinery (2.3%)
Parker-Hannifin Corp.	47,900	15,237,948
Terex Corp.	38,800	1,705,260
Timken Co. (The)	48,600	3,367,494

		20,310,702

Road & Rail (1.3%)
Norfolk Southern Corp.	32,300	9,616,033
Union Pacific Corp.	9,800	2,468,914

		12,084,947

Total Industrials		97,577,377

Information Technology (2.9%)
IT Services (0.2%)
WEX, Inc.*	14,463	2,030,461

Technology Hardware, Storage & Peripherals (2.7%)
Seagate Technology Holdings plc	210,000	23,725,800

Total Information Technology		25,756,261

Materials (8.8%)
Chemicals (3.9%)
Celanese Corp.	64,800	10,890,288
Eastman Chemical Co.	74,418	8,997,880
FMC Corp.	132,700	14,582,403

		34,470,571

Containers & Packaging (0.4%)
Sealed Air Corp.	53,700	3,623,139

Metals & Mining (4.5%)
Alcoa Corp.	242,391	14,441,656
Freeport-McMoRan, Inc.	571,500	23,848,695
Rio Tinto plc (ADR)	33,700	2,255,878

		40,546,229

Total Materials		78,639,939

Real Estate (2.4%)
Equity Real Estate Investment Trusts (REITs) (2.4%)
Host Hotels & Resorts, Inc. (REIT)*	874,800	15,212,772
Vornado Realty Trust (REIT)	99,100	4,148,326
Weyerhaeuser Co. (REIT)	55,000	2,264,900

Total Real Estate		21,625,998

Utilities (2.6%)
Electric Utilities (1.6%)
Edison International	154,400	10,537,800
FirstEnergy Corp.	91,900	3,822,121

		14,359,921

Multi-Utilities (1.0%)
CenterPoint Energy, Inc.	317,400	8,858,634

Total Utilities		23,218,555

Total Common Stocks (98.3%) (Cost $724,560,219)		882,452,927

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
U.S. Government Agency Security (1.7%)
FFCB
0.00%, 1/3/22 (o)(p)	$14,979,000	14,978,998

Total Short-Term Investment (1.7%) (Cost $14,979,000)		14,978,998

Total Investments in Securities (100.0%) (Cost $739,539,219)		897,431,925
Other Assets Less Liabilities (0.0%)		206,407

Net Assets (100%)		$897,638,332

*	Non-income producing.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2021.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt
FFCB	— Federal Farm Credit Bank

See Notes to Financial Statements.

1053

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$30,472,595	$—	$—	$30,472,595
Consumer Discretionary	87,381,973	—	—	87,381,973
Consumer Staples	84,864,480	—	—	84,864,480
Energy	66,542,011	—	—	66,542,011
Financials	189,753,290	—	—	189,753,290
Health Care	176,620,448	—	—	176,620,448
Industrials	97,577,377	—	—	97,577,377
Information Technology	25,756,261	—	—	25,756,261
Materials	78,639,939	—	—	78,639,939
Real Estate	21,625,998	—	—	21,625,998
Utilities	23,218,555	—	—	23,218,555
Short-Term Investment
U.S. Government Agency Security	—	14,978,998	—	14,978,998

Total Assets	$882,452,927	$14,978,998	$—	$897,431,925

Total Liabilities	$—	$—	$—	$—

Total	$882,452,927	$14,978,998	$—	$897,431,925

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$814,986,479
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$866,480,345

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$164,853,054
Aggregate gross unrealized depreciation	(7,262,433)

Net unrealized appreciation	$157,590,621

Federal income tax cost of investments in securities and derivative instruments, if applicable	$739,841,304

See Notes to Financial Statements.

1054

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $739,539,219)	$897,431,925
Dividends, interest and other receivables	677,026
Receivable for Portfolio shares sold	239,309
Other assets	3,315

Total assets	898,351,575

LIABILITIES
Investment management fees payable	438,506
Distribution fees payable – Class IB	95,587
Administrative fees payable	67,330
Payable for Portfolio shares redeemed	39,594
Distribution fees payable – Class IA	7,556
Overdraft payable	2,465
Accrued expenses	62,205

Total liabilities	713,243

NET ASSETS	$897,638,332

Net assets were comprised of:
Paid in capital	$729,949,603
Total distributable earnings (loss)	167,688,729

Net assets	$897,638,332

Class IA
Net asset value, offering and redemption price per share, $36,925,913 / 1,854,639 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.91

Class IB
Net asset value, offering and redemption price per share, $466,004,148 / 23,315,334 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.99

Class K
Net asset value, offering and redemption price per share, $394,708,271 / 19,812,601 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.92

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$13,907,437
Interest	3,090

Total income	13,910,527

EXPENSES
Investment management fees	5,118,979
Distribution fees – Class IB	1,044,643
Administrative fees	792,019
Distribution fees – Class IA	85,175
Professional fees	73,732
Printing and mailing expenses	48,018
Custodian fees	43,500
Trustees’ fees	23,864
Miscellaneous	10,407

Total expenses	7,240,337

NET INVESTMENT INCOME (LOSS)	6,670,190

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	175,854,349
Net change in unrealized appreciation (depreciation) on investments in securities	(7,935,962)

NET REALIZED AND UNREALIZED GAIN (LOSS)	167,918,387

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$174,588,577

See Notes to Financial Statements.

1055

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,670,190	$7,763,595
Net realized gain (loss)	175,854,349	3,658,935
Net change in unrealized appreciation (depreciation)	(7,935,962)	87,600,538

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	174,588,577	99,023,068

Distributions to shareholders:
Class IA	(7,086,641)	(659,925)
Class IB	(89,194,612)	(7,910,342)
Class K	(77,229,553)	(11,036,927)

Total distributions to shareholders	(173,510,806)	(19,607,194)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 427,800 and 386,157 shares, respectively ]	10,072,067	6,408,420
Capital shares issued in reinvestment of dividends and distributions [ 366,932 and 37,698 shares, respectively ]	7,086,641	659,925
Capital shares repurchased [ (324,914) and (286,637) shares, respectively ]	(7,639,940)	(4,925,167)

Total Class IA transactions	9,518,768	2,143,178

Class IB
Capital shares sold [ 3,956,179 and 3,048,334 shares, respectively ]	93,799,379	49,021,281
Capital shares issued in reinvestment of dividends and distributions [ 4,600,715 and 450,788 shares, respectively ]	89,194,612	7,910,342
Capital shares repurchased [ (1,807,404) and (2,013,574) shares, respectively ]	(42,328,788)	(32,760,284)

Total Class IB transactions	140,665,203	24,171,339

Class K
Capital shares sold [ 343,673 and 5,181,204 shares, respectively ]	8,244,837	73,987,704
Capital shares issued in reinvestment of dividends and distributions [ 3,996,333 and 626,333 shares, respectively ]	77,229,553	11,036,927
Capital shares repurchased [ (5,180,593) and (4,115,794) shares, respectively ]	(119,000,222)	(70,569,253)

Total Class K transactions	(33,525,832)	14,455,378

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	116,658,139	40,769,895

TOTAL INCREASE (DECREASE) IN NET ASSETS	117,735,910	120,185,769
NET ASSETS:
Beginning of year	779,902,422	659,716,653

End of year	$897,638,332	$779,902,422

See Notes to Financial Statements.

1056

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.17	$18.67	$15.01	$19.58	$18.56

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.18	0.21	0.20	0.17
Net realized and unrealized gain (loss)	4.36	1.81	3.91	(3.09)	3.05

Total from investment operations	4.51	1.99	4.12	(2.89)	3.22

Less distributions:
Dividends from net investment income	(0.16)	(0.19)	(0.22)	(0.19)	(0.17)
Distributions from net realized gains	(4.61)	(0.30)	(0.24)	(1.49)	(2.03)

Total dividends and distributions	(4.77)	(0.49)	(0.46)	(1.68)	(2.20)

Net asset value, end of year	$19.91	$20.17	$18.67	$15.01	$19.58

Total return	23.22%	11.07%	27.49%	(15.38)%	17.70	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$36,926	$27,936	$23,296	$16,030	$16,806
Ratio of expenses to average net assets:
After waivers (f)	0.96%	0.98%	0.98%	0.98%	0.98%
Before waivers (f)	0.96%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.66%	1.10%	1.20%	1.04%	0.84%
Before waivers (f)	0.66%	1.10%	1.20%	1.04%	0.84%
Portfolio turnover rate^	97%	146%	153%	151%	120%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.24	$18.73	$15.05	$19.63	$18.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.18	0.21	0.20	0.17
Net realized and unrealized gain (loss)	4.36	1.82	3.93	(3.10)	3.06

Total from investment operations	4.52	2.00	4.14	(2.90)	3.23

Less distributions:
Dividends from net investment income	(0.16)	(0.19)	(0.22)	(0.19)	(0.17)
Distributions from net realized gains	(4.61)	(0.30)	(0.24)	(1.49)	(2.03)

Total dividends and distributions	(4.77)	(0.49)	(0.46)	(1.68)	(2.20)

Net asset value, end of year	$19.99	$20.24	$18.73	$15.05	$19.63

Total return	23.18%	11.09%	27.55%	(15.39)%	17.72	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$466,004	$335,218	$282,436	$205,941	$212,854
Ratio of expenses to average net assets:
After waivers (f)	0.96%	0.98%	0.98%	0.98%	0.98%
Before waivers (f)	0.96%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.66%	1.11%	1.19%	1.04%	0.84%
Before waivers (f)	0.66%	1.11%	1.19%	1.04%	0.84%
Portfolio turnover rate^	97%	146%	153%	151%	120%

See Notes to Financial Statements.

1057

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.18	$18.67	$15.00	$19.58	$18.55

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.23	0.25	0.24	0.21
Net realized and unrealized gain (loss)	4.36	1.81	3.92	(3.09)	3.06

Total from investment operations	4.57	2.04	4.17	(2.85)	3.27

Less distributions:
Dividends from net investment income	(0.22)	(0.23)	(0.26)	(0.24)	(0.21)
Distributions from net realized gains	(4.61)	(0.30)	(0.24)	(1.49)	(2.03)

Total dividends and distributions	(4.83)	(0.53)	(0.50)	(1.73)	(2.24)

Net asset value, end of year	$19.92	$20.18	$18.67	$15.00	$19.58

Total return	23.48%	11.35%	27.87%	(15.19)%	18.04	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$394,708	$416,748	$353,985	$350,611	$447,308
Ratio of expenses to average net assets:
After waivers (f)	0.71%	0.73%	0.73%	0.73%	0.73%
Before waivers (f)	0.71%	0.73%	0.73%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.89%	1.36%	1.43%	1.28%	1.08%
Before waivers (f)	0.89%	1.36%	1.43%	1.28%	1.08%
Portfolio turnover rate^	97%	146%	153%	151%	120%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(bb)	Includes a litigation payment. Without this payment, the total return would have been 17.46% for Class IA, 17.48% for Class IB and 17.79% for Class K.

See Notes to Financial Statements.

1058

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Capital International, Inc.

➢	GQG Partners LLC

➢	Vaughan Nelson Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	27.32%	17.03%	15.11%
Portfolio – Class IB Shares	27.31	17.05	15.12
Portfolio – Class K Shares	27.66	17.34	15.41
S&P 500® Index	28.71	18.47	16.55

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 27.31% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 28.71% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Security selection within the Health Care sector was positive, with Moderna, Inc. as the top performer. A relative underweight in the Health Care sector also aided performance.

•	NVIDIA Corporation was a top contributor. The firm benefited from surging demand for its graphic processing units used in data centers and high-end gaming.

•	Security selection within Industrials aided performance, with Saia, Inc. the best performing company. Underweighting the sector benefited performance as well.

•	Security selection in the Financials sector was positive, but it was offset by an underweight allocation.

•	Both security selection and a relative underweight benefited performance in the Industrials sector.

•	Underweighting Walt Disney Corp. added to relative performance for the period.

What hurt performance during the year:

•	Underweight positions in Information Technology and Financials sectors detracted from relative returns.

•	Investment decisions in the Consumer Discretionary sector hurt relative results.

•

Relative overweight allocations to Mastercard Inc. (Information Technology), TechnipFMC Plc (Energy) and Charter Communications Inc. (Communication Services) and a relative underweight to Microsoft Corp. (Information Technology) all weighed on performance for the period.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	22.2%
Health Care	10.9
Communication Services	9.3
Financials	9.1
Exchange Traded Funds	9.0
Consumer Discretionary	8.8
Industrials	5.9
Consumer Staples	5.4
Investment Company	5.3
Energy	3.0
Materials	2.4
Utilities	2.4
Repurchase Agreements	1.9
Real Estate	1.6
Cash and Other	2.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including

1059

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,108.10	$4.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.89	4.36
Class IB
Actual	1,000.00	1,109.00	4.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.89	4.36
Class K
Actual	1,000.00	1,110.30	3.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.15	3.09

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.86%, 0.86% and 0.61%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1060

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.3%)
Diversified Telecommunication Services (0.8%)
AT&T, Inc.	248,526	$6,113,740
Cogent Communications Holdings, Inc.	98,275	7,191,765
Lumen Technologies, Inc. (x)	29,717	372,948
Verizon Communications, Inc.	143,863	7,475,121

		21,153,574

Entertainment (1.1%)
Activision Blizzard, Inc.	67,556	4,494,501
Electronic Arts, Inc.	9,640	1,271,516
Live Nation Entertainment, Inc.*	4,658	557,516
Netflix, Inc.*	22,411	13,501,283
Take-Two Interactive Software, Inc.*	3,895	692,219
Walt Disney Co. (The)*	63,058	9,767,053

		30,284,088

Interactive Media & Services (6.0%)
Alphabet, Inc., Class A*	15,389	44,582,549
Alphabet, Inc., Class C*	21,071	60,970,835
Match Group, Inc.*	9,810	1,297,372
Meta Platforms, Inc., Class A*	153,809	51,733,657
Pinterest, Inc., Class A*	29,852	1,085,120
Snap, Inc., Class A*	28,791	1,354,041
Twitter, Inc.*	28,185	1,218,156

		162,241,730

Media (1.3%)
Charter Communications, Inc., Class A*	33,094	21,576,295
Comcast Corp., Class A	218,201	10,982,057
Discovery, Inc., Class A (x)*	6,362	149,761
Discovery, Inc., Class C*	11,022	252,404
DISH Network Corp., Class A*	8,419	273,113
Fox Corp., Class A	11,435	421,951
Fox Corp., Class B	4,940	169,294
Interpublic Group of Cos., Inc. (The)	13,993	524,038
News Corp., Class A	14,137	315,396
News Corp., Class B	4,207	94,658
Omnicom Group, Inc.	7,327	536,849
ViacomCBS, Inc.	21,729	655,781

		35,951,597

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	20,266	2,350,451

Total Communication Services		251,981,440

Consumer Discretionary (8.8%)
Auto Components (0.2%)
Aptiv plc*	9,410	1,552,180
BorgWarner, Inc.	8,875	399,996
Luminar Technologies, Inc. (x)*	189,240	3,200,048

		5,152,224

Automobiles (1.4%)
Ford Motor Co.	135,575	2,815,893
General Motors Co.*	90,630	5,313,637
Tesla, Inc.*	28,181	29,781,117

		37,910,647

Distributors (0.1%)
Genuine Parts Co.	4,983	698,617
LKQ Corp.	9,493	569,865
Pool Corp.	1,382	782,212

		2,050,694

Hotels, Restaurants & Leisure (1.7%)
Aramark	98,533	3,630,941
Booking Holdings, Inc.*	1,419	3,404,507
Caesars Entertainment, Inc.*	7,374	689,690
Carnival Corp.*	27,553	554,366
Chipotle Mexican Grill, Inc.*	3,743	6,543,700
Darden Restaurants, Inc.	4,508	679,085
Domino’s Pizza, Inc.	1,226	691,869
Expedia Group, Inc.*	5,020	907,214
Hilton Grand Vacations, Inc. (x)*	74,773	3,896,421
Hilton Worldwide Holdings, Inc.*	9,853	1,536,970
Las Vegas Sands Corp.*	12,182	458,531
Marriott International, Inc., Class A*	9,451	1,561,683
McDonald’s Corp.	25,960	6,959,097
MGM Resorts International	12,808	574,823
Norwegian Cruise Line Holdings Ltd. (x)*	12,257	254,210
Penn National Gaming, Inc.*	6,036	312,967
Royal Caribbean Cruises Ltd.*	41,011	3,153,746
Starbucks Corp.	41,095	4,806,882
Wynn Resorts Ltd.*	3,353	285,139
Yum! Brands, Inc.	28,264	3,924,739

		44,826,580

Household Durables (0.3%)
DR Horton, Inc.	26,176	2,838,787
Garmin Ltd.	5,432	739,675
Lennar Corp., Class A	9,338	1,084,702
Mohawk Industries, Inc.*	1,806	329,017
Newell Brands, Inc.	14,297	312,247
NVR, Inc.*	109	644,067
PulteGroup, Inc.	8,975	513,011
Whirlpool Corp.	1,985	465,800

		6,927,306

Internet & Direct Marketing Retail (2.6%)
Amazon.com, Inc.*	20,571	68,590,708
eBay, Inc.	21,687	1,442,185
Etsy, Inc.*	4,405	964,431

		70,997,324

Leisure Products (0.0%)
Hasbro, Inc.	4,621	470,325

Multiline Retail (0.7%)
Dollar General Corp.	18,085	4,264,985
Dollar Tree, Inc.*	19,140	2,689,553
Target Corp.	56,047	12,971,518

		19,926,056

Specialty Retail (1.3%)
Advance Auto Parts, Inc.	2,139	513,103
AutoZone, Inc.*	718	1,505,208

See Notes to Financial Statements.

1061

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Bath & Body Works, Inc.	8,794	$613,733
Best Buy Co., Inc.	7,727	785,063
Burlington Stores, Inc.*	5,894	1,718,160
CarMax, Inc.*	5,790	754,032
Gap, Inc. (The)	7,379	130,239
Home Depot, Inc. (The)	36,562	15,173,596
Lowe’s Cos., Inc.	23,989	6,200,677
O’Reilly Automotive, Inc.*	2,310	1,631,391
Ross Stores, Inc.	12,253	1,400,273
TJX Cos., Inc. (The)	41,685	3,164,725
Tractor Supply Co.	4,039	963,706
Ulta Beauty, Inc.*	1,835	756,644

		35,310,550

Textiles, Apparel & Luxury Goods (0.5%)
Crocs, Inc.*	23,060	2,956,753
NIKE, Inc., Class B	58,136	9,689,527
PVH Corp.	2,706	288,595
Ralph Lauren Corp.	1,752	208,243
Tapestry, Inc.	9,635	391,181
Under Armour, Inc., Class A*	6,956	147,398
Under Armour, Inc., Class C*	7,966	143,706
VF Corp.	11,218	821,382

		14,646,785

Total Consumer Discretionary		238,218,491

Consumer Staples (5.4%)
Beverages (0.9%)
Brown-Forman Corp., Class B	6,652	484,665
Coca-Cola Co. (The)	134,941	7,989,857
Constellation Brands, Inc., Class A	14,594	3,662,656
Molson Coors Beverage Co., Class B	49,784	2,307,488
Monster Beverage Corp.*	12,974	1,246,023
PepsiCo, Inc.	47,996	8,337,385

		24,028,074

Food & Staples Retailing (1.2%)
Costco Wholesale Corp.	15,348	8,713,060
Kroger Co. (The)	23,136	1,047,135
Sysco Corp.	17,676	1,388,450
Walgreens Boots Alliance, Inc.	24,678	1,287,204
Walmart, Inc.	136,513	19,752,066

		32,187,915

Food Products (0.8%)
Archer-Daniels-Midland Co.	19,788	1,337,471
Campbell Soup Co.	7,603	330,426
Conagra Brands, Inc.	16,625	567,744
General Mills, Inc.	21,190	1,427,782
Hershey Co. (The)	5,106	987,858
Hormel Foods Corp.	9,739	475,361
J M Smucker Co. (The)	3,936	534,587
Kellogg Co.	8,744	563,288
Kraft Heinz Co. (The)	86,840	3,117,556
Lamb Weston Holdings, Inc.	5,441	344,851
McCormick & Co., Inc. (Non-Voting)	8,445	815,871
Mondelez International, Inc., Class A	146,047	9,684,377
Tyson Foods, Inc., Class A	10,322	899,666

		21,086,838

Household Products (1.6%)
Church & Dwight Co., Inc.	32,354	3,316,285
Clorox Co. (The)	76,280	13,300,181
Colgate-Palmolive Co.	29,144	2,487,149
Kimberly-Clark Corp.	11,860	1,695,031
Procter & Gamble Co. (The)	148,148	24,234,050

		45,032,696

Personal Products (0.2%)
Estee Lauder Cos., Inc. (The), Class A	15,403	5,702,191

Tobacco (0.7%)
Altria Group, Inc.	224,873	10,656,731
Philip Morris International, Inc.	87,452	8,307,940

		18,964,671

Total Consumer Staples		147,002,385

Energy (3.0%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	30,960	744,898
Halliburton Co.	30,465	696,734
Schlumberger NV	48,575	1,454,821
TechnipFMC plc*	523,200	3,097,344

		5,993,797

Oil, Gas & Consumable Fuels (2.8%)
APA Corp.	13,061	351,210
Chevron Corp.	79,585	9,339,300
ConocoPhillips	97,906	7,066,855
Coterra Energy, Inc.	28,808	547,352
Devon Energy Corp.	242,036	10,661,686
Diamondback Energy, Inc.	5,817	627,363
EOG Resources, Inc.	20,357	1,808,312
Equitrans Midstream Corp.	188,421	1,948,273
Exxon Mobil Corp.	343,730	21,032,839
Hess Corp.	9,855	729,566
Kinder Morgan, Inc.	66,856	1,060,336
Kosmos Energy Ltd.*	1,520,840	5,262,106
Marathon Oil Corp.	26,128	429,022
Marathon Petroleum Corp.	21,326	1,364,651
Occidental Petroleum Corp.	286,268	8,298,909
ONEOK, Inc.	15,309	899,557
Phillips 66	15,549	1,126,681
Pioneer Natural Resources Co.	7,791	1,417,027
Valero Energy Corp.	13,816	1,037,720
Williams Cos., Inc. (The)	43,021	1,120,267

		76,129,032

Total Energy		82,122,829

Financials (9.1%)
Banks (2.8%)
Bank of America Corp.	249,505	11,100,477
Citigroup, Inc.	68,743	4,151,390
Citizens Financial Group, Inc.	14,718	695,426
Comerica, Inc.	4,641	403,767
Fifth Third Bancorp	23,058	1,004,176
First Republic Bank	6,251	1,290,894

See Notes to Financial Statements.

1062

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Huntington Bancshares, Inc.	48,901	$754,053
JPMorgan Chase & Co.	187,538	29,696,642
KeyCorp	31,973	739,535
M&T Bank Corp.	4,372	671,452
People’s United Financial, Inc.	15,497	276,157
PNC Financial Services Group, Inc. (The)‡	14,684	2,944,436
Popular, Inc.	33,190	2,722,908
Regions Financial Corp.	33,319	726,354
Signature Bank	2,100	679,287
SVB Financial Group*	8,020	5,439,485
Truist Financial Corp.	46,120	2,700,326
US Bancorp	46,616	2,618,421
Wells Fargo & Co.	138,133	6,627,621
Zions Bancorp NA	5,278	333,358

		75,576,165

Capital Markets (2.8%)
Ameriprise Financial, Inc.	3,843	1,159,279
Bank of New York Mellon Corp. (The)	26,321	1,528,724
BlackRock, Inc.‡	4,944	4,526,529
Blackstone, Inc.	35,674	4,615,859
Brookfield Asset Management, Inc., Class A	37,803	2,282,545
Cboe Global Markets, Inc.	3,684	480,393
Charles Schwab Corp. (The)	52,387	4,405,747
CME Group, Inc.	17,503	3,998,735
FactSet Research Systems, Inc.	1,304	633,757
Franklin Resources, Inc.	9,730	325,858
Goldman Sachs Group, Inc. (The)	11,760	4,498,788
Intercontinental Exchange, Inc.	64,293	8,793,354
Invesco Ltd.	12,069	277,828
KKR & Co., Inc.	67,216	5,007,592
MarketAxess Holdings, Inc.	1,314	540,409
Moody’s Corp.	13,100	5,116,598
Morgan Stanley	100,925	9,906,798
MSCI, Inc.	8,661	5,306,508
Nasdaq, Inc.	16,266	3,416,023
Northern Trust Corp.	7,274	870,043
Raymond James Financial, Inc.	6,399	642,460
S&P Global, Inc.	8,327	3,929,761
State Street Corp.	12,667	1,178,031
T. Rowe Price Group, Inc.	7,808	1,535,365
Tradeweb Markets, Inc., Class A	8,037	804,825

		75,781,809

Consumer Finance (0.3%)
American Express Co.	21,735	3,555,846
Capital One Financial Corp.	14,745	2,139,352
Discover Financial Services	10,229	1,182,063
Synchrony Financial	18,633	864,385

		7,741,646

Diversified Financial Services (1.3%)
Berkshire Hathaway, Inc., Class B*	113,436	33,917,364

Insurance (1.9%)
Aflac, Inc.	21,076	1,230,628
Allstate Corp. (The)	9,709	1,142,264
American International Group, Inc.	28,744	1,634,384
Aon plc, Class A	61,913	18,608,571
Arthur J Gallagher & Co.	7,143	1,211,953
Assurant, Inc.	2,047	319,045
Brown & Brown, Inc.	8,262	580,653
Chubb Ltd.	28,634	5,535,239
Cincinnati Financial Corp.	5,211	593,689
Everest Re Group Ltd.	1,300	356,096
Globe Life, Inc.	3,177	297,748
Hartford Financial Services Group, Inc. (The)	11,957	825,511
Lincoln National Corp.	5,472	373,519
Loews Corp.	6,461	373,187
Marsh & McLennan Cos., Inc.	38,376	6,670,516
MetLife, Inc.	24,401	1,524,819
Principal Financial Group, Inc.	8,427	609,525
Progressive Corp. (The)	20,218	2,075,378
Prudential Financial, Inc.	12,898	1,396,080
RenaissanceRe Holdings Ltd.	11,642	1,971,340
Ryan Specialty Group Holdings, Inc., Class A*	52,900	2,134,515
Travelers Cos., Inc. (The)	8,503	1,330,124
W R Berkley Corp.	5,109	420,931
Willis Towers Watson plc	4,317	1,025,244

		52,240,959

Total Financials		245,257,943

Health Care (10.9%)
Biotechnology (1.5%)
AbbVie, Inc.	61,383	8,311,258
Amgen, Inc.	19,425	4,370,042
Biogen, Inc.*	5,104	1,224,552
Gilead Sciences, Inc.	43,320	3,145,465
Incyte Corp.*	6,410	470,494
Moderna, Inc.*	12,285	3,120,144
Regeneron Pharmaceuticals, Inc.*	3,695	2,333,467
Seagen, Inc.*	20,008	3,093,237
Vertex Pharmaceuticals, Inc.*	60,725	13,335,210

		39,403,869

Health Care Equipment & Supplies (2.2%)
Abbott Laboratories	77,319	10,881,876
ABIOMED, Inc.*	1,568	563,179
Align Technology, Inc.*	2,539	1,668,580
Baxter International, Inc.	17,597	1,510,527
Becton Dickinson and Co.	9,923	2,495,436
Boston Scientific Corp.*	49,196	2,089,846
Cooper Cos., Inc. (The)	1,720	720,577
Dentsply Sirona, Inc.	7,737	431,647
Dexcom, Inc.*	3,343	1,795,024
Edwards Lifesciences Corp.*	44,109	5,714,321
Hologic, Inc.*	9,051	692,945
IDEXX Laboratories, Inc.*	2,939	1,935,214
Intuitive Surgical, Inc.*	12,445	4,471,489
Masimo Corp.*	41,850	12,252,843
Medtronic plc	46,798	4,841,253
ResMed, Inc.	5,026	1,309,172
STERIS plc	3,415	831,245
Stryker Corp.	11,596	3,101,002
Teleflex, Inc.	1,615	530,495

See Notes to Financial Statements.

1063

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Zimmer Biomet Holdings, Inc.	7,054	$896,140

		58,732,811

Health Care Providers & Services (2.6%)
AmerisourceBergen Corp.	5,102	678,005
Anthem, Inc.	13,744	6,370,894
Cardinal Health, Inc.	9,209	474,171
Centene Corp.*	51,140	4,213,936
Cigna Corp.	11,482	2,636,612
CVS Health Corp.	46,009	4,746,288
DaVita, Inc.*	2,236	254,367
HCA Healthcare, Inc.	8,297	2,131,665
Henry Schein, Inc.*	4,939	382,921
Humana, Inc.	20,650	9,578,709
Laboratory Corp. of America Holdings*	3,272	1,028,095
McKesson Corp.	5,282	1,312,947
Quest Diagnostics, Inc.	4,319	747,230
UnitedHealth Group, Inc.	70,832	35,567,580
Universal Health Services, Inc., Class B	2,413	312,870

		70,436,290

Health Care Technology (0.0%)
Cerner Corp.	9,859	915,605

Life Sciences Tools & Services (2.0%)
Agilent Technologies, Inc.	10,469	1,671,376
Bio-Rad Laboratories, Inc., Class A*	743	561,388
Bio-Techne Corp.	1,413	731,001
Charles River Laboratories International, Inc.*	1,740	655,597
Danaher Corp.	78,511	25,830,904
Illumina, Inc.*	5,415	2,060,083
IQVIA Holdings, Inc.*	6,571	1,853,942
Mettler-Toledo International, Inc.*	2,189	3,715,193
PerkinElmer, Inc.	4,372	879,034
Syneos Health, Inc.*	54,760	5,622,757
Thermo Fisher Scientific, Inc.	13,657	9,112,497
Waters Corp.*	2,128	792,893
West Pharmaceutical Services, Inc.	2,521	1,182,374

		54,669,039

Pharmaceuticals (2.6%)
AstraZeneca plc (ADR)	114,877	6,691,585
Bristol-Myers Squibb Co.	76,776	4,786,984
Catalent, Inc.*	5,850	748,976
Eli Lilly and Co.	48,178	13,307,727
Johnson & Johnson	136,659	23,378,255
Merck & Co., Inc.	87,462	6,703,088
Organon & Co.	7,894	240,372
Pfizer, Inc.	194,462	11,482,981
Viatris, Inc.	40,007	541,295
Zoetis, Inc.	16,375	3,995,991

		71,877,254

Total Health Care		296,034,868

Industrials (5.9%)
Aerospace & Defense (1.0%)
Axon Enterprise, Inc.*	4,692	736,644
Boeing Co. (The)*	19,246	3,874,605
General Dynamics Corp.	7,925	1,652,125
HEICO Corp., Class A	14,317	1,840,021
Howmet Aerospace, Inc.	13,337	424,517
Huntington Ingalls Industries, Inc.	1,518	283,471
L3Harris Technologies, Inc.	18,800	4,008,912
Lockheed Martin Corp.	8,515	3,026,316
Northrop Grumman Corp.	5,180	2,005,022
Raytheon Technologies Corp.	51,611	4,441,643
Textron, Inc.	7,744	597,837
TransDigm Group, Inc.*	7,251	4,613,666

		27,504,779

Air Freight & Logistics (0.3%)
CH Robinson Worldwide, Inc.	4,379	471,312
Expeditors International of Washington, Inc.	6,058	813,529
FedEx Corp.	8,496	2,197,405
United Parcel Service, Inc., Class B	25,363	5,436,305

		8,918,551

Airlines (0.1%)
Alaska Air Group, Inc.*	4,518	235,388
American Airlines Group, Inc.*	22,095	396,826
Delta Air Lines, Inc.*	22,484	878,675
Southwest Airlines Co.*	21,065	902,425
United Airlines Holdings, Inc.*	11,181	489,504

		2,902,818

Building Products (0.4%)
A O Smith Corp.	4,319	370,786
Allegion plc	3,053	404,339
Carrier Global Corp.	75,585	4,099,730
Fortune Brands Home & Security, Inc.	4,543	485,647
Johnson Controls International plc	24,608	2,000,876
Masco Corp.	8,421	591,323
Trane Technologies plc	8,188	1,654,222

		9,606,923

Commercial Services & Supplies (0.3%)
Cintas Corp.	3,044	1,349,010
Copart, Inc.*	7,357	1,115,468
Republic Services, Inc.	7,260	1,012,407
Rollins, Inc.	8,620	294,890
Waste Connections, Inc.	21,357	2,910,318
Waste Management, Inc.	13,385	2,233,957

		8,916,050

Construction & Engineering (0.2%)
Arcosa, Inc.	103,597	5,459,562
Quanta Services, Inc.	4,920	564,127

		6,023,689

Electrical Equipment (0.4%)
AMETEK, Inc.	23,969	3,524,402

See Notes to Financial Statements.

1064

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Eaton Corp. plc	13,772	$2,380,077
Emerson Electric Co.	20,655	1,920,295
Generac Holdings, Inc.*	2,181	767,537
Rockwell Automation, Inc.	4,009	1,398,540

		9,990,851

Industrial Conglomerates (0.5%)
3M Co.	19,993	3,551,357
General Electric Co.	37,925	3,582,775
Honeywell International, Inc.	23,854	4,973,797
Roper Technologies, Inc.	3,699	1,819,390

		13,927,319

Machinery (0.8%)
Caterpillar, Inc.	18,711	3,868,312
Cummins, Inc.	4,885	1,065,614
Deere & Co.	9,808	3,363,065
Dover Corp.	4,960	900,736
Fortive Corp.	12,284	937,146
IDEX Corp.	2,747	649,171
Illinois Tool Works, Inc.	9,903	2,444,060
Ingersoll Rand, Inc.	14,472	895,383
Otis Worldwide Corp.	14,596	1,270,874
PACCAR, Inc.	12,325	1,087,805
Parker-Hannifin Corp.	4,478	1,424,541
Pentair plc	5,588	408,092
Snap-on, Inc.	1,835	395,222
Stanley Black & Decker, Inc.	5,704	1,075,889
Westinghouse Air Brake Technologies Corp.	6,510	599,636
Xylem, Inc.	6,225	746,502

		21,132,048

Professional Services (0.3%)
Dun & Bradstreet Holdings, Inc.*	77,157	1,580,947
Equifax, Inc.	4,203	1,230,596
IHS Markit Ltd.	13,769	1,830,176
Jacobs Engineering Group, Inc.	4,502	626,813
Leidos Holdings, Inc.	4,822	428,676
Nielsen Holdings plc	13,548	277,869
Robert Half International, Inc.	3,672	409,501
Verisk Analytics, Inc.	5,587	1,277,915

		7,662,493

Road & Rail (1.5%)
CSX Corp.	76,754	2,885,950
JB Hunt Transport Services, Inc.	3,044	622,194
Norfolk Southern Corp.	8,388	2,497,192
Old Dominion Freight Line, Inc.	3,235	1,159,359
Saia, Inc.*	46,478	15,664,480
Union Pacific Corp.	74,737	18,828,493

		41,657,668

Trading Companies & Distributors (0.1%)
Fastenal Co.	19,742	1,264,673
United Rentals, Inc.*	2,580	857,308
WW Grainger, Inc.	1,522	788,761

		2,910,742

Total Industrials		161,153,931

Information Technology (22.2%)
Communications Equipment (0.9%)
Arista Networks, Inc.*	7,740	1,112,625
Cisco Systems, Inc.	146,306	9,271,411
F5, Inc.*	2,193	536,649
Juniper Networks, Inc.	10,978	392,024
Motorola Solutions, Inc.	48,962	13,302,976

		24,615,685

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	20,957	1,832,899
CDW Corp.	4,582	938,302
Corning, Inc.	26,058	970,139
IPG Photonics Corp.*	1,237	212,937
Keysight Technologies, Inc.*	6,257	1,292,133
TE Connectivity Ltd.	11,333	1,828,466
Teledyne Technologies, Inc.*	1,676	732,228
Trimble, Inc.*	51,950	4,529,521
Zebra Technologies Corp., Class A*	1,887	1,123,142

		13,459,767

IT Services (3.7%)
Accenture plc, Class A	21,910	9,082,791
Akamai Technologies, Inc.*	5,810	680,002
Automatic Data Processing, Inc.	14,618	3,604,506
Block, Inc.*	6,694	1,081,148
Broadridge Financial Solutions, Inc.	4,028	736,399
Cognizant Technology Solutions Corp., Class A	18,073	1,603,437
DXC Technology Co.*	8,931	287,489
EPAM Systems, Inc.*	1,956	1,307,488
Fidelity National Information Services, Inc.	20,949	2,286,583
Fiserv, Inc.*	20,592	2,137,244
FleetCor Technologies, Inc.*	2,843	636,377
Gartner, Inc.*	2,828	945,457
Global Payments, Inc.	10,050	1,358,559
GoDaddy, Inc., Class A*	19,647	1,667,244
International Business Machines Corp.	30,969	4,139,317
Jack Henry & Associates, Inc.	54,359	9,077,409
Mastercard, Inc., Class A	42,544	15,286,910
Okta, Inc.*	4,424	991,728
Paychex, Inc.	11,095	1,514,468
PayPal Holdings, Inc.*	40,820	7,697,836
Toast, Inc., Class A (x)*	33,926	1,177,571
VeriSign, Inc.*	3,262	827,961
Visa, Inc., Class A	149,522	32,402,913

		100,530,837

Semiconductors & Semiconductor Equipment (5.7%)
Advanced Micro Devices, Inc.*	41,909	6,030,705
Analog Devices, Inc.	18,585	3,266,685
Applied Materials, Inc.	31,281	4,922,378
ASML Holding NV (Registered) (NYRS)	10,337	8,229,699
Broadcom, Inc.	23,073	15,353,005
Enphase Energy, Inc.*	9,399	1,719,453
Entegris, Inc.	62,875	8,713,218
Intel Corp.	165,438	8,520,057

See Notes to Financial Statements.

1065

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
KLA Corp.	5,277	$2,269,690
Lam Research Corp.	10,719	7,708,569
Microchip Technology, Inc.	19,254	1,676,253
Micron Technology, Inc.	115,100	10,721,565
Monolithic Power Systems, Inc.	17,253	8,511,422
NVIDIA Corp.	132,580	38,993,104
NXP Semiconductors NV	9,161	2,086,693
Qorvo, Inc.*	3,649	570,667
QUALCOMM, Inc.	38,749	7,086,030
Skyworks Solutions, Inc.	5,857	908,655
SolarEdge Technologies, Inc.*	1,819	510,357
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	62,916	7,569,424
Teradyne, Inc.	5,546	906,937
Texas Instruments, Inc.	32,111	6,051,960
Xilinx, Inc.	8,550	1,812,857

		154,139,383

Software (7.0%)
Adobe, Inc.*	21,868	12,400,468
ANSYS, Inc.*	3,082	1,236,252
AppLovin Corp., Class A (x)*	19,050	1,795,653
Autodesk, Inc.*	7,602	2,137,606
Bill.com Holdings, Inc.*	12,581	3,134,556
Cadence Design Systems, Inc.*	9,745	1,815,981
Ceridian HCM Holding, Inc.*	4,768	498,065
Citrix Systems, Inc.	4,159	393,400
Fortinet, Inc.*	4,667	1,677,320
Intuit, Inc.	9,844	6,331,858
Microsoft Corp.	378,224	127,204,296
NortonLifeLock, Inc.	19,844	515,547
Oracle Corp.	55,876	4,872,946
Paycom Software, Inc.*	1,657	687,970
PTC, Inc.*	3,650	442,197
salesforce.com, Inc.*	33,916	8,619,073
ServiceNow, Inc.*	11,787	7,651,060
Synopsys, Inc.*	5,272	1,942,732
Tyler Technologies, Inc.*	1,469	790,249
Unity Software, Inc.*	28,450	4,068,065

		188,215,294

Technology Hardware, Storage & Peripherals (4.4%)
Apple, Inc.	647,982	115,062,164
Hewlett Packard Enterprise Co.	44,505	701,844
HP, Inc.	39,928	1,504,088
NetApp, Inc.	8,014	737,208
Seagate Technology Holdings plc	6,830	771,653
Western Digital Corp.*	10,576	689,661

		119,466,618

Total Information Technology		600,427,584

Materials (2.4%)
Chemicals (1.1%)
Air Products and Chemicals, Inc.	7,648	2,326,980
Albemarle Corp.	3,955	924,560
Celanese Corp.	3,787	636,443
CF Industries Holdings, Inc.	7,246	512,872
Corteva, Inc.	25,497	1,205,498
Dow, Inc.	25,323	1,436,321
DuPont de Nemours, Inc.	17,970	1,451,617
Eastman Chemical Co.	4,698	568,035
Ecolab, Inc.	8,600	2,017,474
FMC Corp.	4,296	472,087
International Flavors & Fragrances, Inc.	8,818	1,328,432
Linde plc	27,935	9,677,522
LyondellBasell Industries NV, Class A	9,030	832,837
Mosaic Co. (The)	12,293	482,992
PPG Industries, Inc.	8,223	1,417,974
Sherwin-Williams Co. (The)	16,974	5,977,564

		31,269,208

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	2,223	979,276
Vulcan Materials Co.	4,565	947,603

		1,926,879

Containers & Packaging (0.1%)
Amcor plc	51,428	617,650
Avery Dennison Corp.	2,757	597,083
Ball Corp.	11,107	1,069,271
International Paper Co.	12,886	605,384
Packaging Corp. of America	3,259	443,713
Sealed Air Corp.	5,089	343,355
Westrock Co.	9,869	437,789

		4,114,245

Metals & Mining (1.1%)
Allegheny Technologies, Inc.*	197,816	3,151,209
ArcelorMittal SA (Registered) (NYRS) (x)	174,188	5,544,404
Freeport-McMoRan, Inc.	50,257	2,097,225
Newmont Corp.	115,705	7,176,024
Nucor Corp.	9,681	1,105,086
Wheaton Precious Metals Corp.	222,245	9,540,978

		28,614,926

Total Materials		65,925,258

Real Estate (1.6%)
Equity Real Estate Investment Trusts (REITs) (1.6%)
Alexandria Real Estate Equities, Inc. (REIT)	4,858	1,083,140
American Tower Corp. (REIT)	15,875	4,643,437
AvalonBay Communities, Inc. (REIT)	4,940	1,247,795
Boston Properties, Inc. (REIT)	4,910	565,534
Crown Castle International Corp. (REIT)	22,996	4,800,185
Digital Realty Trust, Inc. (REIT)	9,841	1,740,578
Duke Realty Corp. (REIT)	13,536	888,503
Equinix, Inc. (REIT)	6,943	5,872,667
Equity Residential (REIT)	11,942	1,080,751
Essex Property Trust, Inc. (REIT)	2,217	780,894
Extra Space Storage, Inc. (REIT)	4,613	1,045,905
Federal Realty Investment Trust (REIT)	2,250	306,720
Healthpeak Properties, Inc. (REIT)	18,706	675,100
Host Hotels & Resorts, Inc. (REIT)*	23,053	400,892

See Notes to Financial Statements.

1066

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Iron Mountain, Inc. (REIT)	10,415	$545,017
Kimco Realty Corp. (REIT)	21,709	535,127
Mid-America Apartment Communities, Inc. (REIT)	4,014	920,972
Prologis, Inc. (REIT)	25,542	4,300,251
Public Storage (REIT)	5,229	1,958,574
Realty Income Corp. (REIT)	19,639	1,405,956
Regency Centers Corp. (REIT)	5,627	423,994
SBA Communications Corp. (REIT)	3,751	1,459,214
Simon Property Group, Inc. (REIT)	11,453	1,829,846
UDR, Inc. (REIT)	9,864	591,741
Ventas, Inc. (REIT)	14,088	720,179
Vornado Realty Trust (REIT)	5,799	242,746
Welltower, Inc. (REIT)	14,600	1,252,242
Weyerhaeuser Co. (REIT)	25,335	1,043,295

		42,361,255

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	11,846	1,285,409

Total Real Estate		43,646,664

Utilities (2.4%)
Electric Utilities (1.4%)
Alliant Energy Corp.	8,560	526,183
American Electric Power Co., Inc.	17,768	1,580,819
Duke Energy Corp.	26,581	2,788,347
Edison International	42,311	2,887,726
Entergy Corp.	6,952	783,143
Evergy, Inc.	7,922	543,528
Eversource Energy	11,663	1,061,100
Exelon Corp.	63,546	3,670,417
FirstEnergy Corp.	18,576	772,576
NextEra Energy, Inc.	201,089	18,773,669
NRG Energy, Inc.	7,908	340,677
Pinnacle West Capital Corp.	3,754	264,995
PPL Corp.	26,143	785,858
Southern Co. (The)	36,584	2,508,931
Xcel Energy, Inc.	18,602	1,259,355

		38,547,324

Gas Utilities (0.3%)
Atmos Energy Corp.	80,589	8,443,309

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp. (The)	150,642	3,660,601

Multi-Utilities (0.5%)
Ameren Corp.	8,863	788,896
CenterPoint Energy, Inc.	99,575	2,779,138
CMS Energy Corp.	9,932	646,076
Consolidated Edison, Inc.	12,210	1,041,757
Dominion Energy, Inc.	27,934	2,194,495
DTE Energy Co.	6,794	812,155
NiSource, Inc.	13,488	372,404
Public Service Enterprise Group, Inc.	17,930	1,196,469
Sempra Energy	10,990	1,453,757
WEC Energy Group, Inc.	10,718	1,040,396

		12,325,543

Water Utilities (0.1%)
American Water Works Co., Inc.	6,188	1,168,666

Total Utilities		64,145,443

Total Common Stocks (81.0%) (Cost $917,268,326)		2,195,916,836

EXCHANGE TRADED FUNDS (ETF):
Equity (9.0%)
iShares Core S&P 500 ETF	174,444	83,208,044
iShares Morningstar Growth ETF (x)	1,690	121,376
iShares Morningstar U.S. Equity ETF‡	657,108	43,638,542
iShares Morningstar Value ETF (x)	120,326	8,374,690
iShares Russell 1000 ETF (x)	155,199	41,039,272
iShares Russell 1000 Growth ETF (x)	597	182,437
SPDR Portfolio S&P 500 Growth ETF (x)	2,900	210,163
SPDR Portfolio S&P 500 Value ETF	189,500	7,959,000
Vanguard Growth ETF	600	192,540
Vanguard Large-Cap ETF (x)	190,313	42,062,979
Vanguard Russell 1000 Value (x)	111,200	8,199,888
Vanguard Value ETF	56,700	8,341,137

Total Exchange Traded Funds (9.0%) (Cost $83,837,353)		243,530,068

SHORT-TERM INVESTMENTS:
Investment Company (5.3%)
JPMorgan Prime Money Market Fund, IM Shares	143,389,244	143,446,600

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.9%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $1,000,013, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $1,020,179. (xx)	$1,000,000	1,000,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $18,415,510, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $18,783,790. (xx)	18,415,479	18,415,479

See Notes to Financial Statements.

1067

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $5,000,025, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $5,102,049. (xx)	$5,000,000	$5,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $12,000,467, collateralized by various Common Stocks; total market value $13,335,859. (xx)	12,000,000	12,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $1,000,053, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $1,111,210. (xx)	1,000,000	1,000,000
Societe Generale SA, 0.05%, dated 12/31/21, due 1/3/22, repurchase price $5,000,021, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-3.000%, maturing 4/15/23-8/15/48; total market value $5,100,312. (xx)	5,000,000	5,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $9,260,946, collateralized by various Common Stocks; total market value $10,236,603. (xx)	9,260,838	9,260,838

Total Repurchase Agreements		51,676,317

Total Short-Term Investments (7.2%) (Cost $195,122,138)		195,122,917

Total Investments in Securities (97.2%) (Cost $1,196,227,817)		2,634,569,821
Other Assets Less Liabilities (2.8%)		75,692,194

Net Assets (100%)		$2,710,262,015

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $51,911,471. This was collateralized by $1,582,964 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.125%, maturing 1/27/22 - 8/15/50 and by cash of $51,676,317 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2021 were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	14,684	2,498,581	—	(391,271)	288,259	548,867	2,944,436	76,223	—
Capital Markets
BlackRock, Inc.	4,944	4,050,726	—	(560,394)	296,714	739,483	4,526,529	85,586	—
EXCHANGE TRADED FUNDS (ETF):
Equity
iShares Morningstar U.S. Equity ETF**	657,108	42,061,574	—	(7,552,538)	3,996,144	5,133,362	43,638,542	552,045	—

Total		48,610,881	—	(8,504,203)	4,581,117	6,421,712	51,109,507	713,854	—

**	Not affiliated at December 31, 2020.

See Notes to Financial Statements.

1068

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	1,069	3/2022	USD	254,341,825	4,127,648

					4,127,648

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$251,981,440	$—	$—	$251,981,440
Consumer Discretionary	238,218,491	—	—	238,218,491
Consumer Staples	147,002,385	—	—	147,002,385
Energy	82,122,829	—	—	82,122,829
Financials	245,257,943	—	—	245,257,943
Health Care	296,034,868	—	—	296,034,868
Industrials	161,153,931	—	—	161,153,931
Information Technology	600,427,584	—	—	600,427,584
Materials	65,925,258	—	—	65,925,258
Real Estate	43,646,664	—	—	43,646,664
Utilities	64,145,443	—	—	64,145,443
Exchange Traded Funds	243,530,068	—	—	243,530,068
Future
Futures	4,127,648	—	—	4,127,648
Short-Term Investments
Investment Company	143,446,600	—	—	143,446,600
Repurchase Agreements	—	51,676,317	—	51,676,317

Total Assets	$2,587,021,152	$51,676,317	$—	$2,638,697,469

Total Liabilities	$—	$—	$—	$—

Total	$2,587,021,152	$51,676,317	$—	$2,638,697,469

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$4,127,648	*

		$4,127,648

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1069

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$61,242,915	$61,242,915

Total	$61,242,915	$61,242,915

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(1,621,685)	$(1,621,685)

Total	$(1,621,685)	$(1,621,685)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $245,785,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$718,044,823
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 1%)*	$1,062,093,861

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,470,140,236
Aggregate gross unrealized depreciation	(32,806,103)

Net unrealized appreciation	$1,437,334,133

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,201,363,336

For the year ended December 31, 2021, the Portfolio incurred approximately $7,629 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

1070

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $15,330,207)	$51,109,507
Unaffiliated Issuers (Cost $1,129,221,293)	2,531,783,997
Repurchase Agreements (Cost $51,676,317)	51,676,317
Cash	117,885,356
Foreign cash (Cost $7)	7
Cash held as collateral at broker for futures	12,451,600
Dividends, interest and other receivables	1,230,074
Receivable for Portfolio shares sold	414,497
Securities lending income receivable	19,108
Other assets	9,522

Total assets	2,766,579,985

LIABILITIES
Payable for return of collateral on securities loaned	51,676,317
Payable for securities purchased	1,344,117
Investment management fees payable	1,064,805
Due to broker for futures variation margin	735,732
Payable for Portfolio shares redeemed	610,983
Distribution fees payable – Class IB	382,975
Administrative fees payable	267,217
Trustees’ fees payable	3,430
Distribution fees payable – Class IA	1,552
Accrued expenses	230,842

Total liabilities	56,317,970

NET ASSETS	$2,710,262,015

Net assets were comprised of:
Paid in capital	$1,280,467,745
Total distributable earnings (loss)	1,429,794,270

Net assets	$2,710,262,015

Class IA
Net asset value, offering and redemption price per share, $7,436,032 / 582,222 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.77

Class IB
Net asset value, offering and redemption price per share, $1,828,419,083 / 143,119,741 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.78

Class K
Net asset value, offering and redemption price per share, $874,406,900 / 68,387,532 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.79

(x)	Includes value of securities on loan of $51,911,471.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($713,854 of dividend income received from affiliates) (net of $50,565 foreign withholding tax)	$32,088,200
Interest	16,477
Securities lending (net)	189,063

Total income	32,293,740

EXPENSES
Investment management fees	12,276,526
Distribution fees – Class IB	4,399,109
Administrative fees	3,086,610
Custodian fees	170,200
Professional fees	122,478
Printing and mailing expenses	111,586
Trustees’ fees	77,016
Distribution fees – Class IA	16,722
Miscellaneous	64,053

Total expenses	20,324,300

NET INVESTMENT INCOME (LOSS)	11,969,440

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($4,581,117 realized gain (loss) from affiliates)	342,783,045
Futures contracts	61,242,915
Foreign currency transactions	(1)

Net realized gain (loss)	404,025,959

Change in unrealized appreciation (depreciation) on:
Investments in securities ($6,421,712 of change in unrealized appreciation (depreciation) from affiliates)	215,958,297
Futures contracts	(1,621,685)

Net change in unrealized appreciation (depreciation)	214,336,612

NET REALIZED AND UNREALIZED GAIN (LOSS)	618,362,571

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$630,332,011

See Notes to Financial Statements.

1071

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,969,440	$17,237,536
Net realized gain (loss)	404,025,959	210,293,320
Net change in unrealized appreciation (depreciation)	214,336,612	119,822,614

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	630,332,011	347,353,470

Distributions to shareholders:
Class IA	(1,011,607)	(650,611)
Class IB	(250,629,530)	(184,327,485)
Class K	(121,093,565)	(91,727,240)

Total distributions to shareholders	(372,734,702)	(276,705,336)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 30,131 and 25,283 shares, respectively ]	396,601	280,779
Capital shares issued in reinvestment of dividends and distributions [ 79,619 and 57,464 shares, respectively ]	1,011,607	650,611
Capital shares repurchased [ (33,778) and (44,085) shares, respectively ]	(441,561)	(505,745)

Total Class IA transactions	966,647	425,645

Class IB
Capital shares sold [ 1,079,543 and 1,301,537 shares, respectively ]	14,089,221	14,326,967
Capital shares issued in reinvestment of dividends and distributions [ 19,717,188 and 16,276,171 shares, respectively ]	250,629,530	184,327,485
Capital shares repurchased [ (20,224,364) and (19,537,762) shares, respectively ]	(264,688,236)	(217,447,844)

Total Class IB transactions	30,515	(18,793,392)

Class K
Capital shares sold [ 139,683 and 1,907,262 shares, respectively ]	1,814,744	20,679,290
Capital shares issued in reinvestment of dividends and distributions [ 9,517,795 and 8,096,511 shares, respectively ]	121,093,565	91,727,240
Capital shares repurchased [ (10,960,029) and (13,842,617) shares, respectively ]	(142,508,970)	(154,425,841)

Total Class K transactions	(19,600,661)	(42,019,311)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(18,603,499)	(60,387,058)

TOTAL INCREASE (DECREASE) IN NET ASSETS	238,993,810	10,261,076
NET ASSETS:
Beginning of year	2,471,268,205	2,461,007,129

End of year	$2,710,262,015	$2,471,268,205

See Notes to Financial Statements.

1072

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.61	$11.26	$9.37	$11.04	$9.75

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.07	0.14	0.11	0.10
Net realized and unrealized gain (loss)	3.07	1.71	2.66	(0.75)	2.03

Total from investment operations	3.12	1.78	2.80	(0.64)	2.13

Less distributions:
Dividends from net investment income	(0.05)	(0.07)	(0.15)	(0.11)	(0.11)
Distributions from net realized gains	(1.91)	(1.36)	(0.76)	(0.92)	(0.73)

Total dividends and distributions	(1.96)	(1.43)	(0.91)	(1.03)	(0.84)

Net asset value, end of year	$12.77	$11.61	$11.26	$9.37	$11.04

Total return	27.32%	16.27%	29.98%	(6.44)%	21.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,436	$5,879	$5,265	$4,362	$4,842
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.86%	0.87%	0.87%	0.87%	0.88%
Before waivers and rembersements (f)	0.86%	0.87%	0.87%	0.87%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.38%	0.66%	1.27%	1.01%	0.97%
Before waivers and rembersements (f)	0.38%	0.66%	1.27%	1.01%	0.97%
Portfolio turnover rate^	31%	31%	14%	16%	17%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.62	$11.26	$9.37	$11.04	$9.75

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.07	0.14	0.11	0.10
Net realized and unrealized gain (loss)	3.07	1.72	2.66	(0.75)	2.03

Total from investment operations	3.12	1.79	2.80	(0.64)	2.13

Less distributions:
Dividends from net investment income	(0.05)	(0.07)	(0.15)	(0.11)	(0.11)
Distributions from net realized gains	(1.91)	(1.36)	(0.76)	(0.92)	(0.73)

Total dividends and distributions	(1.96)	(1.43)	(0.91)	(1.03)	(0.84)

Net asset value, end of year	$12.78	$11.62	$11.26	$9.37	$11.04

Total return	27.31%	16.36%	29.98%	(6.44)%	21.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,828,419	$1,655,697	$1,627,605	$1,429,796	$1,758,123
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.86%	0.87%	0.87%	0.87%	0.88%
Before waivers and rembersements (f)	0.86%	0.87%	0.87%	0.87%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.38%	0.67%	1.26%	1.00%	0.97%
Before waivers and rembersements (f)	0.38%	0.67%	1.26%	1.00%	0.97%
Portfolio turnover rate^	31%	31%	14%	16%	17%

See Notes to Financial Statements.

1073

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.62	$11.26	$9.37	$11.04	$9.75

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.10	0.16	0.14	0.13
Net realized and unrealized gain (loss)	3.08	1.72	2.66	(0.75)	2.03

Total from investment operations	3.16	1.82	2.82	(0.61)	2.16

Less distributions:
Dividends from net investment income	(0.08)	(0.10)	(0.17)	(0.14)	(0.14)
Distributions from net realized gains	(1.91)	(1.36)	(0.76)	(0.92)	(0.73)

Total dividends and distributions	(1.99)	(1.46)	(0.93)	(1.06)	(0.87)

Net asset value, end of year	$12.79	$11.62	$11.26	$9.37	$11.04

Total return	27.66%	16.61%	30.28%	(6.19)%	22.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$874,407	$809,692	$828,137	$748,561	$942,266
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.61%	0.62%	0.62%	0.62%	0.63%
Before waivers and reimbursements (f)	0.61%	0.62%	0.62%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.63%	0.92%	1.51%	1.25%	1.22%
Before waivers and reimbursements (f)	0.63%	0.92%	1.51%	1.25%	1.22%
Portfolio turnover rate^	31%	31%	14%	16%	17%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1074

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	26.72%	24.37%	18.92%
Portfolio – Class IB Shares	26.70	24.37	18.92
Portfolio – Class K Shares	27.04	24.67	19.22
Russell 1000® Growth Index	27.60	25.32	19.79

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 26.70% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned 27.60% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance were Information Technology, Communication Services, Consumer Discretionary, Health Care and Industrials.

•	The stocks that contributed most to performance were Microsoft, Apple, Nvidia, Alphabet A Shares and Alphabet C Shares.

What hurt performance during the year:

•	No sector detracted from performance.

•	The stocks that detracted most from performance were PayPal, Zoom, Peloton, Block and Pinterest.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	45.6%
Consumer Discretionary	18.3
Communication Services	11.5
Health Care	8.6
Industrials	5.8
Consumer Staples	3.9
Financials	2.4
Real Estate	1.8
Materials	1.0
Energy	0.3
Repurchase Agreements	0.2
Utilities	0.0	#
Investment Company	0.0	#
Cash and Other	0.6

	100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

1075

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,125.10	$3.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.63	3.62
Class IB
Actual	1,000.00	1,125.10	3.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.63	3.62
Class K
Actual	1,000.00	1,126.70	2.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.88	2.35

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.71%, 0.71% and 0.46%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1076

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (11.5%)
Entertainment (1.5%)
Live Nation Entertainment, Inc.*	5,141	$615,326
Madison Square Garden Sports Corp.*	724	125,781
Netflix, Inc.*	43,236	26,047,096
Playtika Holding Corp.*	10,384	179,539
Roku, Inc.*	11,645	2,657,389
Skillz, Inc. (x)*	29,440	219,034
Spotify Technology SA*	13,667	3,198,488
Take-Two Interactive Software, Inc.*	2,298	408,401
Walt Disney Co. (The)*	9,270	1,435,830
World Wrestling Entertainment, Inc., Class A	3,842	189,564
Zynga, Inc., Class A*	47,535	304,224

		35,380,672

Interactive Media & Services (9.6%)
Alphabet, Inc., Class A*	25,927	75,111,556
Alphabet, Inc., Class C*	24,188	69,990,155
Match Group, Inc.*	27,636	3,654,861
Meta Platforms, Inc., Class A*	236,974	79,706,205
Pinterest, Inc., Class A*	55,459	2,015,935
TripAdvisor, Inc.*	6,030	164,378
Twitter, Inc.*	8,192	354,058
Vimeo, Inc.*	13,224	237,503

		231,234,651

Media (0.4%)
Altice USA, Inc., Class A*	14,962	242,085
Cable One, Inc.	286	504,347
Charter Communications, Inc., Class A*	12,144	7,917,524
Nexstar Media Group, Inc., Class A	273	41,217

		8,705,173

Total Communication Services		275,320,496

Consumer Discretionary (18.3%)
Auto Components (0.1%)
Aptiv plc*	4,939	814,688
QuantumScape Corp. (x)*	14,684	325,838

		1,140,526

Automobiles (3.6%)
Rivian Automotive, Inc., Class A (x)*	3,581	371,314
Tesla, Inc.*	81,087	85,691,120
Thor Industries, Inc.	2,165	224,662

		86,287,096

Distributors (0.1%)
Pool Corp.	3,893	2,203,438

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	4,847	610,140
Chegg, Inc.*	10,882	334,077
Frontdoor, Inc.*	5,856	214,623
H&R Block, Inc.	14,344	$337,945
Mister Car Wash, Inc.*	3,284	59,802

		1,556,587

Hotels, Restaurants & Leisure (2.3%)
Booking Holdings, Inc.*	4,104	9,846,440
Boyd Gaming Corp.*	1,747	114,551
Caesars Entertainment, Inc.*	12,662	1,184,277
Chipotle Mexican Grill, Inc.*	2,807	4,907,338
Choice Hotels International, Inc.	3,481	543,001
Churchill Downs, Inc.	3,685	887,716
Darden Restaurants, Inc.	8,830	1,330,151
Domino’s Pizza, Inc.	2,497	1,409,132
DraftKings, Inc., Class A*	30,365	834,126
Expedia Group, Inc.*	14,501	2,620,621
Hilton Worldwide Holdings, Inc.*	18,359	2,863,820
Las Vegas Sands Corp.*	33,074	1,244,905
Marriott International, Inc., Class A*	27,209	4,496,015
McDonald’s Corp.	13,308	3,567,476
Penn National Gaming, Inc.*	1,037	53,768
Planet Fitness, Inc., Class A*	5,729	518,933
Six Flags Entertainment Corp.*	2,953	125,739
Starbucks Corp.	117,958	13,797,547
Travel + Leisure Co.	5,633	311,336
Vail Resorts, Inc.	3,991	1,308,649
Wendy’s Co. (The)	17,814	424,864
Wyndham Hotels & Resorts, Inc.	5,784	518,536
Wynn Resorts Ltd.*	10,564	898,363
Yum China Holdings, Inc.	3,282	163,575
Yum! Brands, Inc.	2,536	352,149

		54,323,028

Household Durables (0.2%)
DR Horton, Inc.	13,738	1,489,886
NVR, Inc.*	217	1,282,225
PulteGroup, Inc.	7,522	429,957
Tempur Sealy International, Inc.	18,194	855,664
Toll Brothers, Inc.	4,548	329,230
TopBuild Corp.*	2,731	753,510

		5,140,472

Internet & Direct Marketing Retail (6.5%)
Amazon.com, Inc.*	43,452	144,883,742
DoorDash, Inc., Class A*	12,686	1,888,945
eBay, Inc.	65,029	4,324,428
Etsy, Inc.*	12,664	2,772,656
Wayfair, Inc., Class A (x)*	4,181	794,265

		154,664,036

Leisure Products (0.1%)
Brunswick Corp.	995	100,226
Mattel, Inc.*	34,860	751,582
Peloton Interactive, Inc., Class A*	28,752	1,028,171
Polaris, Inc.	3,959	435,134
YETI Holdings, Inc.*	8,552	708,362

		3,023,475

Multiline Retail (0.3%)
Dollar General Corp.	10,117	2,385,892
Nordstrom, Inc. (x)*	9,312	210,637
Target Corp.	22,295	5,159,955

		7,756,484

See Notes to Financial Statements.

1077

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Specialty Retail (3.9%)
AutoZone, Inc.*	461	$966,436
Bath & Body Works, Inc.	14,073	982,155
Best Buy Co., Inc.	5,751	584,302
Burlington Stores, Inc.*	6,250	1,821,937
CarMax, Inc.*	1,402	182,582
Carvana Co.*	7,711	1,787,333
Five Below, Inc.*	5,508	1,139,550
Floor & Decor Holdings, Inc., Class A*	10,174	1,322,722
GameStop Corp., Class A (x)*	6,420	952,664
Home Depot, Inc. (The)	106,456	44,180,305
Leslie’s, Inc.*	11,775	278,596
Lithia Motors, Inc.	267	79,286
Lowe’s Cos., Inc.	70,813	18,303,744
O’Reilly Automotive, Inc.*	2,080	1,468,958
Petco Health & Wellness Co., Inc.*	348	6,887
RH*	1,716	919,673
Ross Stores, Inc.	35,034	4,003,686
TJX Cos., Inc. (The)	120,712	9,164,455
Tractor Supply Co.	11,498	2,743,423
Ulta Beauty, Inc.*	5,319	2,193,236
Victoria’s Secret & Co.*	4,467	248,097
Vroom, Inc.*	2,876	31,032
Williams-Sonoma, Inc.	5,690	962,350

		94,323,409

Textiles, Apparel & Luxury Goods (1.1%)
Columbia Sportswear Co.	247	24,068
Deckers Outdoor Corp.*	372	136,267
Hanesbrands, Inc.	20,745	346,856
Lululemon Athletica, Inc.*	11,407	4,465,270
NIKE, Inc., Class B	124,027	20,671,580
Skechers USA, Inc., Class A*	1,474	63,972
Tapestry, Inc.	2,790	113,274
VF Corp.	20,823	1,524,660

		27,345,947

Total Consumer Discretionary		437,764,498

Consumer Staples (3.9%)
Beverages (1.7%)
Boston Beer Co., Inc. (The), Class A*	932	470,753
Brown-Forman Corp., Class A	2,257	153,002
Brown-Forman Corp., Class B	9,096	662,735
Coca-Cola Co. (The)	274,407	16,247,638
Monster Beverage Corp.*	34,477	3,311,171
PepsiCo, Inc.	114,800	19,941,908

		40,787,207

Food & Staples Retailing (1.1%)
Costco Wholesale Corp.	41,381	23,491,994
Sysco Corp.	48,758	3,829,941

		27,321,935

Food Products (0.2%)
Beyond Meat, Inc. (x)*	5,025	327,429
Darling Ingredients, Inc.*	856	59,312
Freshpet, Inc.*	4,079	388,606
Hershey Co. (The)	12,556	2,429,209
Kellogg Co.	11,177	720,022
Lamb Weston Holdings, Inc.	4,320	273,802
Pilgrim’s Pride Corp.*	1,943	54,793

		4,253,173

Household Products (0.3%)
Church & Dwight Co., Inc.	1,300	133,250
Clorox Co. (The)	9,953	1,735,405
Colgate-Palmolive Co.	44,290	3,779,708
Kimberly-Clark Corp.	16,967	2,424,924

		8,073,287

Personal Products (0.4%)
Estee Lauder Cos., Inc. (The), Class A	22,908	8,480,542
Herbalife Nutrition Ltd.*	1,731	70,850
Olaplex Holdings, Inc.*	1,571	45,763

		8,597,155

Tobacco (0.2%)
Altria Group, Inc.	103,054	4,883,729

Total Consumer Staples		93,916,486

Energy (0.3%)
Energy Equipment & Services (0.0%)
Halliburton Co.	4,697	107,421

Oil, Gas & Consumable Fuels (0.3%)
Cheniere Energy, Inc.	23,425	2,375,763
Continental Resources, Inc.	669	29,944
Coterra Energy, Inc.	12,736	241,984
Diamondback Energy, Inc.	8,561	923,304
EOG Resources, Inc.	6,945	616,924
Hess Corp.	1,886	139,621
New Fortress Energy, Inc. (x)	2,647	63,899
Occidental Petroleum Corp.	10,734	311,179
Pioneer Natural Resources Co.	9,628	1,751,141
Texas Pacific Land Corp.	589	735,584

		7,189,343

Total Energy		7,296,764

Financials (2.3%)
Banks (0.1%)
Citizens Financial Group, Inc.	7,520	355,320
Sterling Bancorp	1,508	38,891
Synovus Financial Corp.	1,074	51,412
Western Alliance Bancorp	5,301	570,653

		1,016,276

Capital Markets (1.5%)
Ameriprise Financial, Inc.	6,357	1,917,653
Ares Management Corp.	12,083	981,985
Blackstone, Inc.	68,151	8,818,058
FactSet Research Systems, Inc.	3,264	1,586,337
Goldman Sachs Group, Inc. (The)	1,817	695,093
LPL Financial Holdings, Inc.	7,959	1,274,156
MarketAxess Holdings, Inc.	3,735	1,536,094
Moody’s Corp.	15,395	6,012,979
Morningstar, Inc.	2,118	724,335
MSCI, Inc.	5,687	3,484,368

See Notes to Financial Statements.

1078

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Raymond James Financial, Inc.	941	$94,476
S&P Global, Inc.	17,062	8,052,070
T. Rowe Price Group, Inc.	7,458	1,466,541

		36,644,145

Consumer Finance (0.4%)
American Express Co.	41,034	6,713,162
Credit Acceptance Corp. (x)*	65	44,699
Discover Financial Services	16,462	1,902,349
Synchrony Financial	10,629	493,079
Upstart Holdings, Inc.*	4,508	682,061

		9,835,350

Insurance (0.3%)
Alleghany Corp.*	149	99,471
Aon plc, Class A	13,188	3,963,785
Arch Capital Group Ltd.*	9,113	405,073
Brown & Brown, Inc.	1,359	95,510
Erie Indemnity Co., Class A	1,735	334,265
Everest Re Group Ltd.	900	246,528
GoHealth, Inc., Class A*	4,106	15,562
Lemonade, Inc. (x)*	397	16,718
Lincoln National Corp.	2,842	193,995
Markel Corp.*	226	278,884
Marsh & McLennan Cos., Inc.	6,000	1,042,920
RenaissanceRe Holdings Ltd.	2,059	348,650

		7,041,361

Thrifts & Mortgage Finance (0.0%)
Rocket Cos., Inc., Class A (x)	13,808	193,312
UWM Holdings Corp. (x)	4,456	26,380

		219,692

Total Financials		54,756,824

Health Care (8.6%)
Biotechnology (2.4%)
AbbVie, Inc.	176,865	23,947,521
Alnylam Pharmaceuticals, Inc.*	11,857	2,010,710
Amgen, Inc.	46,797	10,527,921
CureVac NV (x)*	5,310	182,186
Exact Sciences Corp.*	15,790	1,228,936
Exelixis, Inc.*	26,488	484,201
Horizon Therapeutics plc*	4,081	439,768
Incyte Corp.*	15,811	1,160,527
Ionis Pharmaceuticals, Inc.*	12,913	392,943
Iovance Biotherapeutics, Inc.*	4,476	85,447
Mirati Therapeutics, Inc.*	3,491	512,095
Moderna, Inc.*	33,863	8,600,525
Natera, Inc.*	7,775	726,107
Neurocrine Biosciences, Inc.*	9,351	796,425
Novavax, Inc.*	7,383	1,056,286
Regeneron Pharmaceuticals, Inc.*	1,074	678,252
Sarepta Therapeutics, Inc.*	8,218	740,031
Seagen, Inc.*	11,914	1,841,904
Ultragenyx Pharmaceutical, Inc.*	4,793	403,043
Vertex Pharmaceuticals, Inc.*	10,371	2,277,472

		58,092,300

Health Care Equipment & Supplies (2.7%)
Abbott Laboratories	86,940	12,235,936
ABIOMED, Inc.*	4,431	1,591,482
Align Technology, Inc.*	7,875	5,175,293
Dexcom, Inc.*	9,642	5,177,272
Edwards Lifesciences Corp.*	61,840	8,011,372
Figs, Inc., Class A (x)*	949	26,154
Globus Medical, Inc., Class A*	393	28,375
IDEXX Laboratories, Inc.*	8,464	5,573,205
Insulet Corp.*	6,611	1,758,989
Intuitive Surgical, Inc.*	35,466	12,742,934
Masimo Corp.*	3,627	1,061,913
Novocure Ltd.*	10,233	768,294
Penumbra, Inc.*	3,376	969,992
ResMed, Inc.	12,951	3,373,477
STERIS plc	1,167	284,059
Stryker Corp.	14,901	3,984,825
Tandem Diabetes Care, Inc.*	5,735	863,232
Teleflex, Inc.	827	271,653

		63,898,457

Health Care Providers & Services (0.6%)
agilon health, Inc.*	6,382	172,314
Amedisys, Inc.*	2,833	458,606
Cardinal Health, Inc.	17,167	883,929
Chemed Corp.	406	214,790
DaVita, Inc.*	4,853	552,077
Encompass Health Corp.	5,591	364,869
Guardant Health, Inc.*	8,978	897,979
HCA Healthcare, Inc.	25,215	6,478,238
McKesson Corp.	2,231	554,560
Molina Healthcare, Inc.*	876	278,638
Oak Street Health, Inc. (x)*	8,862	293,687
UnitedHealth Group, Inc.	6,498	3,262,906

		14,412,593

Health Care Technology (0.1%)
Certara, Inc.*	5,201	147,812
Definitive Healthcare Corp. (x)*	469	12,818
Veeva Systems, Inc., Class A*	13,701	3,500,332

		3,660,962

Life Sciences Tools & Services (1.5%)
10X Genomics, Inc., Class A*	8,360	1,245,306
Adaptive Biotechnologies Corp.*	9,693	271,986
Agilent Technologies, Inc.	27,268	4,353,336
Avantor, Inc.*	57,974	2,443,024
Bio-Techne Corp.	3,871	2,002,623
Bruker Corp.	10,228	858,231
Charles River Laboratories International, Inc.*	4,669	1,759,186
Danaher Corp.	3,301	1,086,062
Illumina, Inc.*	14,599	5,554,044
IQVIA Holdings, Inc.*	9,424	2,658,887
Maravai LifeSciences Holdings, Inc., Class A*	10,154	425,453
Mettler-Toledo International, Inc.*	2,296	3,896,794
Repligen Corp.*	5,154	1,364,985
Sotera Health Co.*	9,935	233,969
Syneos Health, Inc.*	1,312	134,716
Thermo Fisher Scientific, Inc.	3,540	2,362,030
Waters Corp.*	5,686	2,118,604
West Pharmaceutical Services, Inc.	7,350	3,447,223

		36,216,459

See Notes to Financial Statements.

1079

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Pharmaceuticals (1.3%)
Catalent, Inc.*	3,816	$488,562
Eli Lilly and Co.	67,036	18,516,684
Royalty Pharma plc, Class A	19,250	767,112
Zoetis, Inc.	45,055	10,994,772

		30,767,130

Total Health Care		207,047,901

Industrials (5.8%)
Aerospace & Defense (0.5%)
Axon Enterprise, Inc.*	6,485	1,018,145
BWX Technologies, Inc.	7,151	342,390
HEICO Corp.	1,442	207,965
HEICO Corp., Class A	2,532	325,413
Howmet Aerospace, Inc.	2,863	91,129
Lockheed Martin Corp.	21,669	7,701,379
Northrop Grumman Corp.	1,314	508,610
Spirit AeroSystems Holdings, Inc., Class A	3,056	131,683
TransDigm Group, Inc.*	1,489	947,421
Virgin Galactic Holdings, Inc. (x)*	16,442	219,994

		11,494,129

Air Freight & Logistics (0.9%)
CH Robinson Worldwide, Inc.	2,600	279,838
Expeditors International of Washington, Inc.	12,266	1,647,201
FedEx Corp.	10,673	2,760,465
GXO Logistics, Inc.*	8,294	753,344
United Parcel Service, Inc., Class B	72,450	15,528,933

		20,969,781

Airlines (0.1%)
Delta Air Lines, Inc.*	63,914	2,497,759

Building Products (0.4%)
Advanced Drainage Systems, Inc.	6,045	822,906
Allegion plc	6,830	904,565
Armstrong World Industries, Inc.	2,295	266,495
AZEK Co., Inc. (The)*	6,142	284,006
Carlisle Cos., Inc.	1,966	487,804
Carrier Global Corp.	40,703	2,207,731
Fortune Brands Home & Security, Inc.	3,522	376,502
Trane Technologies plc	11,626	2,348,801
Trex Co., Inc.*	11,568	1,562,027

		9,260,837

Commercial Services & Supplies (0.4%)
Cintas Corp.	8,187	3,628,233
Copart, Inc.*	20,906	3,169,768
IAA, Inc.*	13,483	682,509
MSA Safety, Inc.	1,051	158,659
Rollins, Inc.	21,046	719,984
Waste Management, Inc.	6,716	1,120,900

		9,480,053

Electrical Equipment (0.3%)
Fluence Energy, Inc.*	1,400	49,784
Generac Holdings, Inc.*	6,133	2,158,325
Plug Power, Inc.*	51,162	1,444,303
Regal Rexnord Corp.	1,415	240,805
Rockwell Automation, Inc.	7,047	2,458,346
Vertiv Holdings Co.	30,117	752,022

		7,103,585

Industrial Conglomerates (0.2%)
3M Co.	8,453	1,501,506
Honeywell International, Inc.	15,025	3,132,863

		4,634,369

Machinery (1.3%)
AGCO Corp.	611	70,888
Allison Transmission Holdings, Inc.	7,980	290,073
Caterpillar, Inc.	47,284	9,775,494
Deere & Co.	28,220	9,676,356
Donaldson Co., Inc.	1,549	91,794
Graco, Inc.	10,423	840,302
Illinois Tool Works, Inc.	28,240	6,969,632
Lincoln Electric Holdings, Inc.	5,739	800,419
Middleby Corp. (The)*	1,657	326,031
Nordson Corp.	992	253,228
Parker-Hannifin Corp.	2,136	679,504
Toro Co. (The)	10,161	1,015,186
Xylem, Inc.	11,797	1,414,696

		32,203,603

Professional Services (0.4%)
Booz Allen Hamilton Holding Corp.	13,318	1,129,233
CoStar Group, Inc.*	30,400	2,402,512
Equifax, Inc.	4,628	1,355,032
Legalzoom.com, Inc. (x)*	1,122	18,030
Robert Half International, Inc.	9,631	1,074,049
TransUnion	13,072	1,550,078
Verisk Analytics, Inc.	10,112	2,312,918

		9,841,852

Road & Rail (1.0%)
JB Hunt Transport Services, Inc.	7,464	1,525,641
Landstar System, Inc.	3,389	606,699
Lyft, Inc., Class A*	28,556	1,220,198
Old Dominion Freight Line, Inc.	9,415	3,374,148
TuSimple Holdings, Inc., Class A (x)*	386	13,838
Uber Technologies, Inc.*	138,247	5,796,697
Union Pacific Corp.	41,258	10,394,128
XPO Logistics, Inc.*	8,294	642,204

		23,573,553

Trading Companies & Distributors (0.3%)
Core & Main, Inc., Class A*	1,800	54,612
Fastenal Co.	50,902	3,260,782
SiteOne Landscape Supply, Inc.*	2,295	556,032
United Rentals, Inc.*	2,509	833,716
WW Grainger, Inc.	3,857	1,998,852

		6,703,994

Total Industrials		137,763,515

Information Technology (45.6%)
Communications Equipment (0.1%)
Arista Networks, Inc.*	21,533	3,095,369

See Notes to Financial Statements.

1080

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
CommScope Holding Co., Inc.*	20,064	$221,506
Ubiquiti, Inc.	583	178,806

		3,495,681

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	41,528	3,632,039
CDW Corp.	13,725	2,810,605
Cognex Corp.	17,094	1,329,229
Coherent, Inc.*	2,191	583,989
Corning, Inc.	25,724	957,705
IPG Photonics Corp.*	260	44,756
Jabil, Inc.	11,250	791,438
Keysight Technologies, Inc.*	8,139	1,680,785
Vontier Corp.	9,145	281,026
Zebra Technologies Corp., Class A*	5,324	3,168,845

		15,280,417

IT Services (6.8%)
Accenture plc, Class A	51,186	21,219,156
Automatic Data Processing, Inc.	39,167	9,657,799
Block, Inc.*	39,629	6,400,480
Broadridge Financial Solutions, Inc.	10,499	1,919,427
Cloudflare, Inc., Class A*	24,364	3,203,866
EPAM Systems, Inc.*	5,381	3,596,929
Euronet Worldwide, Inc.*	3,583	426,986
Fiserv, Inc.*	4,070	422,425
FleetCor Technologies, Inc.*	1,867	417,909
Gartner, Inc.*	8,137	2,720,362
Genpact Ltd.	915	48,568
Globant SA*	4,041	1,269,238
GoDaddy, Inc., Class A*	1,712	145,280
Jack Henry & Associates, Inc.	1,926	321,623
Mastercard, Inc., Class A	87,596	31,474,995
MongoDB, Inc.*	6,197	3,280,382
Okta, Inc.*	12,420	2,784,191
Paychex, Inc.	28,090	3,834,285
PayPal Holdings, Inc.*	117,634	22,183,420
Sabre Corp.*	31,726	272,526
Shift4 Payments, Inc., Class A*	4,292	248,636
Snowflake, Inc., Class A*	18,421	6,240,114
StoneCo Ltd., Class A*	20,585	347,063
Switch, Inc., Class A	11,457	328,129
Thoughtworks Holding, Inc.*	1,460	39,143
Twilio, Inc., Class A*	4,680	1,232,431
Visa, Inc., Class A	169,457	36,723,026
Western Union Co. (The)	10,121	180,559
WEX, Inc.*	2,996	420,608
Wix.com Ltd.*	5,330	841,021

		162,200,577

Semiconductors & Semiconductor Equipment (8.7%)
Advanced Micro Devices, Inc.*	121,154	17,434,061
Allegro MicroSystems, Inc.*	4,013	145,190
Analog Devices, Inc.	21,390	3,759,720
Applied Materials, Inc.	91,641	14,420,628
Azenta, Inc.	6,073	626,187
Broadcom, Inc.	39,963	26,591,780
Enphase Energy, Inc.*	13,188	2,412,613
Entegris, Inc.	13,460	1,865,287
GLOBALFOUNDRIES, Inc. (x)*	2,778	180,487
KLA Corp.	15,342	6,598,748
Lam Research Corp.	14,259	10,254,360
Microchip Technology, Inc.	45,324	3,945,907
Micron Technology, Inc.	15,477	1,441,683
MKS Instruments, Inc.	4,664	812,329
Monolithic Power Systems, Inc.	4,482	2,211,105
NVIDIA Corp.	239,504	70,440,521
NXP Semiconductors NV	8,140	1,854,129
ON Semiconductor Corp.*	22,904	1,555,640
QUALCOMM, Inc.	112,927	20,650,960
Skyworks Solutions, Inc.	7,785	1,207,765
Teradyne, Inc.	16,618	2,717,541
Texas Instruments, Inc.	57,328	10,804,608
Universal Display Corp.	4,326	713,920
Xilinx, Inc.	24,599	5,215,726

		207,860,895

Software (17.7%)
Adobe, Inc.*	47,797	27,103,767
Alteryx, Inc., Class A*	5,876	355,498
Anaplan, Inc.*	14,038	643,642
ANSYS, Inc.*	3,623	1,453,258
Aspen Technology, Inc.*	6,789	1,033,286
Atlassian Corp. plc, Class A*	13,632	5,197,745
Autodesk, Inc.*	22,037	6,196,584
Avalara, Inc.*	8,468	1,093,304
Bentley Systems, Inc., Class B	13,794	666,664
Bill.com Holdings, Inc.*	7,898	1,967,787
C3.ai, Inc., Class A (x)*	909	28,406
Cadence Design Systems, Inc.*	27,486	5,122,016
CDK Global, Inc.	1,888	78,805
Citrix Systems, Inc.	4,408	416,953
Coupa Software, Inc.*	7,316	1,156,294
Crowdstrike Holdings, Inc., Class A*	19,711	4,035,827
Datadog, Inc., Class A*	23,224	4,136,427
DocuSign, Inc.*	19,077	2,905,618
DoubleVerify Holdings, Inc.*	1,548	51,517
Dropbox, Inc., Class A*	30,475	747,857
Duck Creek Technologies, Inc.*	1,598	48,116
Dynatrace, Inc.*	18,511	1,117,139
Elastic NV*	6,960	856,706
Everbridge, Inc.*	3,833	258,076
Fair Isaac Corp.*	2,751	1,193,026
Five9, Inc.*	6,676	916,748
Fortinet, Inc.*	13,393	4,813,444
HubSpot, Inc.*	4,457	2,937,832
Informatica, Inc., Class A*	2,431	89,898
Intuit, Inc.	25,549	16,433,628
Jamf Holding Corp. (x)*	4,478	170,209
Mandiant Corp.*	6,865	120,412
Manhattan Associates, Inc.*	3,372	524,312
McAfee Corp., Class A	5,204	134,211
Microsoft Corp.#	754,474	253,744,696
nCino, Inc.*	5,609	307,710
NCR Corp.*	4,331	174,106
New Relic, Inc.*	5,156	566,954
NortonLifeLock, Inc.	14,563	378,347
Nuance Communications, Inc.*	10,826	598,894
Nutanix, Inc., Class A*	19,252	613,369
Oracle Corp.	157,259	13,714,557

See Notes to Financial Statements.

1081

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Palantir Technologies, Inc., Class A*	162,467	$2,958,524
Palo Alto Networks, Inc.*	9,532	5,307,036
Paycom Software, Inc.*	5,070	2,105,013
Paycor HCM, Inc.*	2,343	67,502
Paylocity Holding Corp.*	3,746	884,655
Pegasystems, Inc.	3,849	430,395
Procore Technologies, Inc.*	729	58,298
PTC, Inc.*	10,538	1,276,679
RingCentral, Inc., Class A*	8,035	1,505,357
salesforce.com, Inc.*	17,767	4,515,128
ServiceNow, Inc.*	19,729	12,806,291
Smartsheet, Inc., Class A*	12,009	930,097
Splunk, Inc.*	16,382	1,895,725
Synopsys, Inc.*	9,621	3,545,339
Teradata Corp.*	9,294	394,716
Trade Desk, Inc. (The), Class A*	42,846	3,926,407
Tyler Technologies, Inc.*	3,486	1,875,294
Unity Software, Inc.*	14,881	2,127,834
VMware, Inc., Class A	7,407	858,323
Workday, Inc., Class A*	18,789	5,132,779
Zendesk, Inc.*	11,896	1,240,634
Zoom Video Communications, Inc., Class A*	21,362	3,928,685
Zscaler, Inc.*	7,729	2,483,560

		424,357,916

Technology Hardware, Storage & Peripherals (11.7%)
Apple, Inc.	1,547,608	274,808,753
Dell Technologies, Inc., Class C*	13,203	741,613
HP, Inc.	41,717	1,571,479
NetApp, Inc.	14,753	1,357,128
Pure Storage, Inc., Class A*	24,944	811,927

		279,290,900

Total Information Technology		1,092,486,386

Materials (1.0%)
Chemicals (0.8%)
Axalta Coating Systems Ltd.*	3,650	120,888
Celanese Corp.	4,045	679,803
Chemours Co. (The)	8,473	284,354
Diversey Holdings Ltd.*	3,858	51,350
Dow, Inc.	5,385	305,437
Ecolab, Inc.	21,940	5,146,905
FMC Corp.	3,259	358,131
LyondellBasell Industries NV, Class A	3,233	298,180
Olin Corp.	1,092	62,812
PPG Industries, Inc.	9,991	1,722,848
RPM International, Inc.	7,454	752,854
Scotts Miracle-Gro Co. (The)	4,104	660,744
Sherwin-Williams Co. (The)	24,408	8,595,521
Westlake Chemical Corp.	662	64,300

		19,104,127

Containers & Packaging (0.1%)
Avery Dennison Corp.	4,394	951,609
Ball Corp.	9,515	916,009
Crown Holdings, Inc.	1,553	171,793
Graphic Packaging Holding Co.	7,957	155,161
Sealed Air Corp.	8,114	547,452

		2,742,024

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	42,895	1,790,008
Southern Copper Corp.	7,676	473,686
Steel Dynamics, Inc.	3,625	225,004

		2,488,698

Paper & Forest Products (0.0%)
Louisiana-Pacific Corp.	692	54,218

Total Materials		24,389,067

Real Estate (1.8%)
Equity Real Estate Investment Trusts (REITs) (1.7%)
American Tower Corp. (REIT)	45,179	13,214,857
Crown Castle International Corp. (REIT)	43,120	9,000,869
Equinix, Inc. (REIT)	6,350	5,371,084
Equity LifeStyle Properties, Inc. (REIT)	9,173	804,105
Extra Space Storage, Inc. (REIT)	1,167	264,594
Iron Mountain, Inc. (REIT)	20,166	1,055,287
Lamar Advertising Co. (REIT), Class A	7,529	913,268
Public Storage (REIT)	11,522	4,315,680
SBA Communications Corp. (REIT)	1,809	703,737
Simon Property Group, Inc. (REIT)	28,349	4,529,320

		40,172,801

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	1,769	191,955
Opendoor Technologies, Inc. (x)*	9,033	131,972
Zillow Group, Inc., Class A*	5,938	369,462
Zillow Group, Inc., Class C (x)*	16,929	1,080,917

		1,774,306

Total Real Estate		41,947,107

Utilities (0.0%)
Electric Utilities (0.0%)
NRG Energy, Inc.	11,043	475,733

Independent Power and Renewable Electricity Producers (0.0%)
Brookfield Renewable Corp.	3,204	118,003

Total Utilities		593,736

Total Common Stocks (99.1%) (Cost $545,194,789)		2,373,282,780

MASTER LIMITED PARTNERSHIP:
Financials (0.1%)
Capital Markets (0.1%)
Apollo Global Management, Inc. (x) (Cost $979,375)	18,122	1,312,576

SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	500,000	500,000

See Notes to Financial Statements.

1082

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.2%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $74,897, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $76,407. (xx)	$74,896	$74,896
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $2,546,969, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $2,597,904. (xx)	2,546,965	2,546,965
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $1,000,039, collateralized by various Common Stocks; total market value $1,111,322. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $200,002, collateralized by various Common Stocks; total market value $221,073. (xx)	200,000	200,000

Total Repurchase Agreements		3,821,861

Total Short-Term Investments (0.2%) (Cost $4,321,861)		4,321,861

Total Investments in Securities (99.4%) (Cost $550,496,025)		2,378,917,217
Other Assets Less Liabilities (0.6%)		14,958,512

Net Assets (100%)		$2,393,875,729

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $12,107,520.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $5,704,317. This was collateralized by $1,752,270 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $4,321,861 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	70	3/2022	USD	16,654,750	244,710

					244,710

See Notes to Financial Statements.

1083

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$275,320,496	$—	$—	$275,320,496
Consumer Discretionary	437,764,498	—	—	437,764,498
Consumer Staples	93,916,486	—	—	93,916,486
Energy	7,296,764	—	—	7,296,764
Financials	54,756,824	—	—	54,756,824
Health Care	207,047,901	—	—	207,047,901
Industrials	137,763,515	—	—	137,763,515
Information Technology	1,092,486,386	—	—	1,092,486,386
Materials	24,389,067	—	—	24,389,067
Real Estate	41,947,107	—	—	41,947,107
Utilities	593,736	—	—	593,736
Futures	244,710	—	—	244,710
Master Limited Partnership
Financials	1,312,576	—	—	1,312,576
Short-Term Investments
Investment Company	500,000	—	—	500,000
Repurchase Agreements	—	3,821,861	—	3,821,861

Total Assets	$2,375,340,066	$3,821,861	$—	$2,379,161,927

Total Liabilities	$—	$—	$—	$—

Total	$2,375,340,066	$3,821,861	$—	$2,379,161,927

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$244,710	*

Total		$244,710

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$4,374,122	$4,374,122

Total	$4,374,122	$4,374,122

See Notes to Financial Statements.

1084

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(244,941)	$(244,941)

Total	$(244,941)	$(244,941)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $17,875,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$297,396,324
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$478,663,596

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,852,028,398
Aggregate gross unrealized depreciation	(23,479,854)

Net unrealized appreciation	$1,828,548,544

Federal income tax cost of investments in securities and derivative instruments, if applicable	$550,613,383

See Notes to Financial Statements.

1085

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $546,674,164)	$2,375,095,356
Repurchase Agreements (Cost $3,821,861)	3,821,861
Cash	18,377,142
Receivable for Portfolio shares sold	3,254,380
Dividends, interest and other receivables	550,788
Securities lending income receivable	2,620
Other assets	7,685

Total assets	2,401,109,832

LIABILITIES
Payable for return of collateral on securities loaned	4,321,861
Payable for Portfolio shares redeemed	1,424,150
Investment management fees payable	686,747
Distribution fees payable – Class IB	456,068
Administrative fees payable	182,429
Due to broker for futures variation margin	48,759
Distribution fees payable – Class IA	30,198
Trustees’ fees payable	211
Accrued expenses	83,680

Total liabilities	7,234,103

NET ASSETS	$2,393,875,729

Net assets were comprised of:
Paid in capital	$543,979,529
Total distributable earnings (loss)	1,849,896,200

Net assets	$2,393,875,729

Class IA
Net asset value, offering and redemption price per share, $144,121,784 / 5,731,197 shares outstanding (unlimited amount authorized: $0.01 par value)	$25.15

Class IB
Net asset value, offering and redemption price per share, $2,179,853,388 / 90,189,680 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.17

Class K
Net asset value, offering and redemption price per share, $69,900,557 / 2,775,389 shares outstanding (unlimited amount authorized: $0.01 par value)	$25.19

(x)	Includes value of securities on loan of $5,704,317.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $14,005 foreign withholding tax)	$16,767,586
Interest	8,391
Securities lending (net)	59,410

Total income	16,835,387

EXPENSES
Investment management fees	7,596,647
Distribution fees – Class IB	4,982,277
Administrative fees	2,018,750
Distribution fees – Class IA	317,178
Professional fees	107,278
Printing and mailing expenses	94,550
Custodian fees	76,400
Trustees’ fees	60,176
Recoupment fees	825
Miscellaneous	263,009

Gross expenses	15,517,090
Less: Waiver from investment manager	(825)

Net expenses	15,516,265

NET INVESTMENT INCOME (LOSS)	1,319,122

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	204,237,894
Futures contracts	4,374,122

Net realized gain (loss)	208,612,016

Change in unrealized appreciation (depreciation) on:
Investments in securities	313,867,060
Futures contracts	(244,941)

Net change in unrealized appreciation (depreciation)	313,622,119

NET REALIZED AND UNREALIZED GAIN (LOSS)	522,234,135

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$523,553,257

See Notes to Financial Statements.

1086

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,319,122	$5,514,328
Net realized gain (loss)	208,612,016	109,395,392
Net change in unrealized appreciation (depreciation)	313,622,119	453,798,898

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	523,553,257	568,708,618

Distributions to shareholders:
Class IA	(11,330,939)	(7,158,008)
Class IB	(176,981,885)	(111,510,219)
Class K	(5,633,276)	(4,441,469)

Total distributions to shareholders	(193,946,100)	(123,109,696)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 837,027 and 771,793 shares, respectively ]	20,074,666	14,011,353
Capital shares issued in reinvestment of dividends and distributions [ 453,420 and 345,045 shares, respectively ]	11,330,939	7,158,008
Capital shares repurchased [ (1,247,790) and (1,346,273) shares, respectively ]	(28,854,977)	(25,676,540)

Total Class IA transactions	2,550,628	(4,507,179)

Class IB
Capital shares sold [ 6,794,202 and 9,366,825 shares, respectively ]	157,231,554	166,238,027
Capital shares issued in reinvestment of dividends and distributions [ 7,367,832 and 5,572,879 shares, respectively ]	176,981,885	111,510,219
Capital shares repurchased [ (13,583,360) and (14,652,917) shares, respectively ]	(311,786,274)	(258,279,610)

Total Class IB transactions	22,427,165	19,468,636

Class K
Capital shares sold [ 354,917 and 576,629 shares, respectively ]	8,335,735	10,672,257
Capital shares issued in reinvestment of dividends and distributions [ 225,118 and 213,846 shares, respectively ]	5,633,276	4,441,469
Capital shares repurchased [ (1,309,145) and (798,834) shares, respectively ]	(33,524,329)	(14,313,538)

Total Class K transactions	(19,555,318)	800,188

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,422,475	15,761,645

TOTAL INCREASE (DECREASE) IN NET ASSETS	335,029,632	461,360,567
NET ASSETS:
Beginning of year	2,058,846,097	1,597,485,530

End of year	$2,393,875,729	$2,058,846,097

See Notes to Financial Statements.

1087

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$21.54	$16.68	$13.29	$14.58	$11.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.06	0.10	0.10	0.10
Net realized and unrealized gain (loss)	5.73	6.12	4.55	(0.36)	3.35

Total from investment operations	5.74	6.18	4.65	(0.26)	3.45

Less distributions:
Dividends from net investment income	(0.01)	(0.06)	(0.10)	(0.10)	(0.10)
Distributions from net realized gains	(2.12)	(1.26)	(1.16)	(0.93)	(0.58)

Total dividends and distributions	(2.13)	(1.32)	(1.26)	(1.03)	(0.68)

Net asset value, end of year	$25.15	$21.54	$16.68	$13.29	$14.58

Total return	26.72%	37.36%	35.27%	(2.24)%	29.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$144,122	$122,510	$98,735	$67,106	$70,140
Ratio of expenses to average net assets:
After waivers (f)	0.71%	0.73%	0.73%	0.74%	0.72%
Before waivers (f)	0.71%	0.73%	0.73%	0.74%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.05%	0.31%	0.64%	0.64%	0.75%
Before waivers (f)	0.05%	0.31%	0.64%	0.64%	0.75%
Portfolio turnover rate^	14%	13%	15%	13%	13%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.77	$16.12	$12.87	$14.15	$11.48

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.06	0.10	0.10	0.10
Net realized and unrealized gain (loss)	5.52	5.91	4.41	(0.35)	3.25

Total from investment operations	5.53	5.97	4.51	(0.25)	3.35

Less distributions:
Dividends from net investment income	(0.01)	(0.06)	(0.10)	(0.10)	(0.10)
Distributions from net realized gains	(2.12)	(1.26)	(1.16)	(0.93)	(0.58)

Total dividends and distributions	(2.13)	(1.32)	(1.26)	(1.03)	(0.68)

Net asset value, end of year	$24.17	$20.77	$16.12	$12.87	$14.15

Total return	26.70%	37.36%	35.33%	(2.24)%	29.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,179,853	$1,860,794	$1,440,121	$1,145,248	$1,253,336
Ratio of expenses to average net assets:
After waivers (f)	0.71%	0.73%	0.73%	0.74%	0.72%
Before waivers (f)	0.71%	0.73%	0.73%	0.74%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.05%	0.31%	0.63%	0.63%	0.75%
Before waivers (f)	0.05%	0.31%	0.63%	0.63%	0.75%
Portfolio turnover rate^	14%	13%	15%	13%	13%

See Notes to Financial Statements.

1088

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$21.56	$16.69	$13.29	$14.58	$11.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.10	0.14	0.14	0.14
Net realized and unrealized gain (loss)	5.74	6.13	4.56	(0.36)	3.35

Total from investment operations	5.81	6.23	4.70	(0.22)	3.49

Less distributions:
Dividends from net investment income	(0.06)	(0.10)	(0.14)	(0.14)	(0.14)
Distributions from net realized gains	(2.12)	(1.26)	(1.16)	(0.93)	(0.58)

Total dividends and distributions	(2.18)	(1.36)	(1.30)	(1.07)	(0.72)

Net asset value, end of year	$25.19	$21.56	$16.69	$13.29	$14.58

Total return	27.04%	37.68%	35.65%	(1.99)%	29.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$69,901	$75,541	$58,629	$68,699	$83,483
Ratio of expenses to average net assets:
After waivers (f)	0.47%	0.48%	0.48%	0.48%	0.47%
Before waivers (f)	0.47%	0.48%	0.48%	0.48%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.30%	0.56%	0.87%	0.90%	1.01%
Before waivers (f)	0.30%	0.56%	0.87%	0.90%	1.01%
Portfolio turnover rate^	14%	13%	15%	13%	13%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1089

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	HS Management Partners, LLC

➢	Loomis, Sayles & Company, L.P.

➢	Polen Capital Management, LLC

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	24.38%	22.45%	17.85%
Portfolio – Class IB Shares	24.38	22.44	17.85
Portfolio – Class K Shares	24.66	22.75	18.15
Russell 1000® Growth Index	27.60	25.32	19.79

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 24.38% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned 27.60% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Underweighting Amazon.com Inc., PayPal Holdings Inc., Block Inc. and Amgen Inc. and overweighting Williams Sonoma Inc. and eBay added to performance relative to the benchmark.

•	Underweight allocations to the Industrials, Health Care and Communication Services sectors also aided relative performance for the year.

What hurt performance during the year:

•

The Information Technology sector was the most significant detractor from relative performance during the year, driven by underweight positions in Microsoft Corp., Apple Inc. and Nvidia Corp. and an overweight position in Autodesk Inc.

•	Stock selection in the Consumer Discretionary sector hampered results, with an overweight to Alibaba Group and underweights to Tesla Inc. and Home Depot Inc. notable detractors.

•	Communication Services and Health Care stock selection were also detrimental to relative performance. Within Communication Services, Activision Blizzard Inc. and Walt Disney overweights detracted.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	28.6%
Exchange Traded Funds	20.1
Consumer Discretionary	13.3
Communication Services	9.9
Health Care	6.9
Investment Companies	6.8
Industrials	3.8
Consumer Staples	3.8
Repurchase Agreements	2.5
Financials	1.6
Real Estate	0.7
Materials	0.4
Energy	0.3
Utilities	0.0 #
Cash and Other	1.3

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

1090

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,099.80	$4.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.06	4.19
Class IB
Actual	1,000.00	1,099.80	4.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.06	4.19
Class K
Actual	1,000.00	1,101.10	3.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.33	2.91

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.82%, 0.82% and 0.57%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1091

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.9%)
Entertainment (1.9%)
Activision Blizzard, Inc.	224,762	$14,953,416
Live Nation Entertainment, Inc.*	5,228	625,739
Madison Square Garden Sports Corp.*	582	101,111
Netflix, Inc.*	72,449	43,646,176
Playtika Holding Corp.*	8,887	153,656
ROBLOX Corp., Class A*	33,699	3,476,389
Roku, Inc.*	11,281	2,574,324
Sea Ltd. (ADR)*	46,766	10,462,022
Skillz, Inc. (x)*	30,319	225,573
Spotify Technology SA*	36,668	8,581,412
Take-Two Interactive Software, Inc.*	2,243	398,626
Walt Disney Co. (The)*	125,405	19,423,980
World Wrestling Entertainment, Inc., Class A	3,431	169,286
Zynga, Inc., Class A*	44,701	286,087

		105,077,797

Interactive Media & Services (7.9%)
Alphabet, Inc., Class A*	40,684	117,863,175
Alphabet, Inc., Class C*	48,143	139,306,103
IAC/InterActiveCorp*	3,112	406,769
Kuaishou Technology (m)*	9,100	84,085
Match Group, Inc.*	53,795	7,114,389
Meta Platforms, Inc., Class A*	488,200	164,206,070
Pinterest, Inc., Class A*	85,582	3,110,906
Snap, Inc., Class A*	171,491	8,065,222
TripAdvisor, Inc.*	5,238	142,788
Twitter, Inc.*	7,763	335,517
Vimeo, Inc.*	28,511	512,057

		441,147,081

Media (0.1%)
Altice USA, Inc., Class A*	14,614	236,455
Cable One, Inc.	272	479,658
Charter Communications, Inc., Class A*	11,347	7,397,904
Nexstar Media Group, Inc., Class A	327	49,370

		8,163,387

Total Communication Services		554,388,265

Consumer Discretionary (13.3%)
Auto Components (0.0%)
Aptiv plc*	4,732	780,543
QuantumScape Corp. (x)*	17,121	379,915

		1,160,458

Automobiles (2.1%)
Ferrari NV	18,060	4,674,289
Rivian Automotive, Inc., Class A (x)*	85,695	8,885,714
Tesla, Inc.*	96,646	102,133,560
Thor Industries, Inc.	2,067	214,493

		115,908,056

Distributors (0.0%)
Pool Corp.	3,729	2,110,614

Diversified Consumer Services (0.0%)
Bright Horizons Family Solutions, Inc.*	4,577	576,153
Chegg, Inc.*	10,248	314,614
Frontdoor, Inc.*	6,147	225,287
H&R Block, Inc.	13,457	317,047
Mister Car Wash, Inc. (x)*	6,290	114,541

		1,547,642

Hotels, Restaurants & Leisure (2.2%)
Airbnb, Inc., Class A*	51,435	8,563,413
Booking Holdings, Inc.*	5,472	13,128,586
Boyd Gaming Corp.*	1,338	87,733
Caesars Entertainment, Inc.*	12,112	1,132,835
Chipotle Mexican Grill, Inc.*	4,828	8,440,551
Choice Hotels International, Inc.	3,248	506,655
Churchill Downs, Inc.	3,551	855,436
Darden Restaurants, Inc.	8,459	1,274,264
Domino’s Pizza, Inc.	10,857	6,126,931
DraftKings, Inc., Class A*	62,668	1,721,490
Expedia Group, Inc.*	29,726	5,372,083
Hilton Worldwide Holdings, Inc.*	17,589	2,743,708
Las Vegas Sands Corp.*	76,448	2,877,503
Marriott International, Inc., Class A*	26,066	4,307,146
McDonald’s Corp.	37,379	10,020,188
Penn National Gaming, Inc.*	1,149	59,576
Planet Fitness, Inc., Class A*	5,322	482,067
Six Flags Entertainment Corp.*	2,403	102,320
Starbucks Corp.	316,599	37,032,585
Travel + Leisure Co.	5,718	316,034
Vail Resorts, Inc.	3,821	1,252,906
Wendy’s Co. (The)	18,045	430,373
Wyndham Hotels & Resorts, Inc.	5,581	500,337
Wynn Resorts Ltd.*	50,497	4,294,265
Yum China Holdings, Inc.	117,166	5,839,553
Yum! Brands, Inc.	42,062	5,840,729

		123,309,267

Household Durables (0.2%)
DR Horton, Inc.	12,898	1,398,788
NVR, Inc.*	199	1,175,865
PulteGroup, Inc.	7,030	401,835
Sonos, Inc.*	151,900	4,526,620
Tempur Sealy International, Inc.	17,454	820,862
Toll Brothers, Inc.	4,505	326,117
TopBuild Corp.*	2,533	698,880

		9,348,967

Internet & Direct Marketing Retail (4.9%)
Alibaba Group Holding Ltd. (ADR)*	63,683	7,564,903
Amazon.com, Inc.*	74,649	248,905,147
Coupang, Inc. (x)*	64,297	1,889,046
DoorDash, Inc., Class A*	33,961	5,056,793
eBay, Inc.	59,993	3,989,534
Etsy, Inc.*	12,133	2,656,399
Farfetch Ltd., Class A*	72,260	2,415,652
Meituan, Class B (m)*	33,500	968,368

See Notes to Financial Statements.

1092

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Pinduoduo, Inc. (ADR)*	10,679	$622,586
Wayfair, Inc., Class A (x)*	3,945	749,432

		274,817,860

Leisure Products (0.1%)
Brunswick Corp.	1,163	117,149
Mattel, Inc.*	32,887	709,043
Peloton Interactive, Inc., Class A*	58,146	2,079,301
Polaris, Inc.	3,658	402,051
YETI Holdings, Inc.*	8,213	680,283

		3,987,827

Multiline Retail (0.3%)
Dollar General Corp.	9,573	2,257,600
Nordstrom, Inc.*	8,735	197,586
Target Corp.	69,200	16,015,648

		18,470,834

Specialty Retail (2.3%)
AutoZone, Inc.*	440	922,412
Bath & Body Works, Inc.	13,672	954,169
Best Buy Co., Inc.	134,537	13,668,959
Burlington Stores, Inc.*	5,959	1,737,108
CarMax, Inc.*	1,382	179,978
Carvana Co.*	17,245	3,997,219
Dick’s Sporting Goods, Inc. (x)	21,425	2,463,661
Five Below, Inc.*	5,394	1,115,965
Floor & Decor Holdings, Inc., Class A*	9,813	1,275,788
GameStop Corp., Class A (x)*	6,134	910,224
Home Depot, Inc. (The)	101,984	42,324,380
Leslie’s, Inc.*	11,276	266,790
Lithia Motors, Inc.	307	91,164
Lowe’s Cos., Inc.	66,451	17,176,254
O’Reilly Automotive, Inc.*	1,929	1,362,318
RH*	1,685	903,059
Ross Stores, Inc.	105,630	12,071,396
TJX Cos., Inc. (The)	115,641	8,779,465
Tractor Supply Co.	10,877	2,595,252
Ulta Beauty, Inc.*	5,095	2,100,872
Victoria’s Secret & Co.*	4,162	231,157
Vroom, Inc. (x)*	3,360	36,254
Williams-Sonoma, Inc.	73,516	12,433,761

		127,597,605

Textiles, Apparel & Luxury Goods (1.2%)
Columbia Sportswear Co.	289	28,160
Deckers Outdoor Corp.*	321	117,585
Hanesbrands, Inc.	21,301	356,153
Lululemon Athletica, Inc.*	22,171	8,678,838
NIKE, Inc., Class B	174,261	29,044,081
Ralph Lauren Corp.	141,349	16,800,742
Skechers USA, Inc., Class A*	1,723	74,778
Tapestry, Inc.	2,171	88,143
Under Armour, Inc., Class A*	422,545	8,953,729
VF Corp.	19,949	1,460,666

		65,602,875

Total Consumer Discretionary		743,862,005

Consumer Staples (3.8%)
Beverages (1.9%)
Boston Beer Co., Inc. (The), Class A*	870	439,437
Brown-Forman Corp., Class A	1,899	128,733
Brown-Forman Corp., Class B	8,875	646,633
Coca-Cola Co. (The)	437,156	25,884,007
Constellation Brands, Inc., Class A	55,660	13,968,990
Diageo plc (ADR)	24,825	5,464,975
Monster Beverage Corp.*	247,991	23,817,056
PepsiCo, Inc.	197,953	34,386,416

		104,736,247

Food & Staples Retailing (0.8%)
Costco Wholesale Corp.	39,642	22,504,763
Sysco Corp.	48,996	3,848,636
Walmart, Inc.	115,203	16,668,722

		43,022,121

Food Products (0.5%)
Beyond Meat, Inc. (x)*	4,609	300,322
Darling Ingredients, Inc.*	1,000	69,290
Freshpet, Inc.*	3,931	374,506
Hershey Co. (The)	12,029	2,327,251
Kellogg Co.	204,731	13,188,771
Lamb Weston Holdings, Inc.	4,182	265,055
Nestle SA (Registered)	69,167	9,673,664
Pilgrim’s Pride Corp.*	1,459	41,144

		26,240,003

Household Products (0.4%)
Church & Dwight Co., Inc.	1,055	108,138
Clorox Co. (The)	9,408	1,640,379
Colgate-Palmolive Co.	100,110	8,543,387
Kimberly-Clark Corp.	16,254	2,323,022
Procter & Gamble Co. (The)	64,075	10,481,388

		23,096,314

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	21,946	8,124,410
Herbalife Nutrition Ltd.*	1,127	46,128
Olaplex Holdings, Inc.*	1,732	50,453

		8,220,991

Tobacco (0.1%)
Altria Group, Inc.	98,726	4,678,625

Total Consumer Staples		209,994,301

Energy (0.3%)
Energy Equipment & Services (0.2%)
Halliburton Co.	4,611	105,454
Schlumberger NV	244,255	7,315,437

		7,420,891

Oil, Gas & Consumable Fuels (0.1%)
Cheniere Energy, Inc.	22,442	2,276,067
Continental Resources, Inc.	782	35,002
Coterra Energy, Inc.	12,564	238,716
Diamondback Energy, Inc.	8,269	891,812

See Notes to Financial Statements.

1093

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
EOG Resources, Inc.	6,582	$584,679
Hess Corp.	1,607	118,966
New Fortress Energy, Inc. (x)	3,093	74,665
Occidental Petroleum Corp.	9,508	275,637
Pioneer Natural Resources Co.	9,194	1,672,205
Texas Pacific Land Corp.	564	704,363

		6,872,112

Total Energy		14,293,003

Financials (1.6%)
Banks (0.0%)
Citizens Financial Group, Inc.	6,845	323,426
Sterling Bancorp	1,762	45,442
Synovus Financial Corp.	1,273	60,938
Western Alliance Bancorp	5,047	543,310

		973,116

Capital Markets (1.3%)
Ameriprise Financial, Inc.	5,984	1,805,134
Ares Management Corp.	11,916	968,413
Blackstone, Inc.	65,288	8,447,614
FactSet Research Systems, Inc.	21,432	10,416,166
Goldman Sachs Group, Inc. (The)	1,875	717,281
LPL Financial Holdings, Inc.	7,625	1,220,686
MarketAxess Holdings, Inc.	6,110	2,512,860
Moody’s Corp.	14,748	5,760,274
Morningstar, Inc.	2,051	701,422
MSCI, Inc.	30,147	18,470,765
Raymond James Financial, Inc.	1,099	110,340
S&P Global, Inc.	22,657	10,692,518
SEI Investments Co.	113,287	6,903,710
T. Rowe Price Group, Inc.	7,045	1,385,329
Tradeweb Markets, Inc., Class A	10,816	1,083,114

		71,195,626

Consumer Finance (0.2%)
American Express Co.	38,327	6,270,297
Credit Acceptance Corp. (x)*	36	24,757
Discover Financial Services	15,429	1,782,975
Synchrony Financial	10,112	469,096
Upstart Holdings, Inc.*	4,458	674,495

		9,221,620

Insurance (0.1%)
Alleghany Corp.*	147	98,136
Aon plc, Class A	12,337	3,708,009
Arch Capital Group Ltd.*	8,563	380,625
Brown & Brown, Inc.	1,414	99,376
Erie Indemnity Co., Class A	1,768	340,623
Everest Re Group Ltd.	795	217,766
GoHealth, Inc., Class A*	4,797	18,180
Lemonade, Inc. (x)*	464	19,539
Lincoln National Corp.	2,842	193,995
Markel Corp.*	208	256,672
Marsh & McLennan Cos., Inc.	5,666	984,864
RenaissanceRe Holdings Ltd.	2,036	344,756

		6,662,541

Thrifts & Mortgage Finance (0.0%)
Rocket Cos., Inc., Class A (x)	14,344	200,816
UWM Holdings Corp. (x)	2,392	14,161

		214,977

Total Financials		88,267,880

Health Care (6.9%)
Biotechnology (1.7%)
AbbVie, Inc.	169,436	22,941,634
Alnylam Pharmaceuticals, Inc.*	88,509	15,009,356
Amgen, Inc.	44,831	10,085,630
Argenx SE (ADR)*	3,867	1,354,185
BioMarin Pharmaceutical, Inc.*	54,987	4,858,102
CRISPR Therapeutics AG (x)*	85,052	6,445,241
CureVac NV (x)*	4,650	159,542
Exact Sciences Corp.*	15,291	1,190,099
Exelixis, Inc.*	24,569	449,121
Horizon Therapeutics plc*	3,699	398,604
Incyte Corp.*	15,148	1,111,863
Ionis Pharmaceuticals, Inc.*	12,211	371,581
Iovance Biotherapeutics, Inc.*	5,155	98,409
Mirati Therapeutics, Inc.*	3,226	473,222
Moderna, Inc.*	32,441	8,239,365
Natera, Inc.*	7,412	692,207
Neurocrine Biosciences, Inc.*	9,019	768,148
Novavax, Inc.*	7,219	1,032,822
Regeneron Pharmaceuticals, Inc.*	25,451	16,072,816
Sarepta Therapeutics, Inc.*	7,867	708,423
Seagen, Inc.*	11,380	1,759,348
Ultragenyx Pharmaceutical, Inc.*	4,548	382,441
Vertex Pharmaceuticals, Inc.*	9,759	2,143,076

		96,745,235

Health Care Equipment & Supplies (2.0%)
Abbott Laboratories	193,873	27,285,686
ABIOMED, Inc.*	4,245	1,524,677
Align Technology, Inc.*	17,502	11,501,964
Dexcom, Inc.*	9,237	4,959,807
Edwards Lifesciences Corp.*	59,242	7,674,801
Figs, Inc., Class A (x)*	2,941	81,054
Globus Medical, Inc., Class A*	460	33,212
IDEXX Laboratories, Inc.*	8,108	5,338,794
Insulet Corp.*	6,290	1,673,580
Intuitive Surgical, Inc.*	92,542	33,250,341
Masimo Corp.*	3,534	1,034,685
Novocure Ltd.*	9,978	749,148
Penumbra, Inc.*	3,290	945,283
ResMed, Inc.	12,407	3,231,775
STERIS plc	1,095	266,534
Stryker Corp.	37,646	10,067,293
Tandem Diabetes Care, Inc.*	5,573	838,848
Teleflex, Inc.	823	270,339

		110,727,821

Health Care Providers & Services (0.7%)
agilon health, Inc.*	15,364	414,828
Amedisys, Inc.*	2,793	452,131
Anthem, Inc.	5,427	2,515,632
Cardinal Health, Inc.	15,784	812,718

See Notes to Financial Statements.

1094

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Chemed Corp.	421	$222,726
Cigna Corp.	10,683	2,453,137
DaVita, Inc.*	4,468	508,280
Encompass Health Corp.	5,185	338,373
Guardant Health, Inc.*	8,601	860,272
HCA Healthcare, Inc.	44,474	11,426,260
Humana, Inc.	4,090	1,897,187
McKesson Corp.	2,107	523,737
Molina Healthcare, Inc.*	859	273,231
Oak Street Health, Inc.*	8,448	279,967
UnitedHealth Group, Inc.	33,531	16,837,256

		39,815,735

Health Care Technology (0.1%)
Certara, Inc.*	5,239	148,892
Definitive Healthcare Corp.*	188	5,138
Veeva Systems, Inc., Class A*	13,125	3,353,175

		3,507,205

Life Sciences Tools & Services (1.0%)
10X Genomics, Inc., Class A*	8,015	1,193,914
Adaptive Biotechnologies Corp.*	9,946	279,085
Agilent Technologies, Inc.	26,123	4,170,537
Avantor, Inc.*	126,384	5,325,822
Bio-Techne Corp.	3,720	1,924,505
Bruker Corp.	9,911	831,632
Charles River Laboratories International, Inc.*	4,451	1,677,048
Danaher Corp.	3,228	1,062,044
Illumina, Inc.*	60,397	22,977,435
IQVIA Holdings, Inc.*	9,028	2,547,160
Maravai LifeSciences Holdings, Inc., Class A*	10,770	451,263
Mettler-Toledo International, Inc.*	2,172	3,686,340
Repligen Corp.*	5,000	1,324,200
Sotera Health Co.*	9,028	212,609
Syneos Health, Inc.*	1,212	124,448
Thermo Fisher Scientific, Inc.	3,372	2,249,933
Waters Corp.*	5,389	2,007,941
West Pharmaceutical Services, Inc.	7,041	3,302,300

		55,348,216

Pharmaceuticals (1.4%)
AstraZeneca plc (ADR)	53,134	3,095,055
Catalent, Inc.*	3,924	502,390
Eli Lilly and Co.	84,768	23,414,617
Novartis AG (ADR)	142,159	12,434,648
Novo Nordisk A/S (ADR)	48,837	5,469,744
Roche Holding AG (ADR)	243,288	12,575,557
Royalty Pharma plc, Class A	18,866	751,810
Zoetis, Inc.	94,143	22,973,716

		81,217,537

Total Health Care		387,361,749

Industrials (3.8%)
Aerospace & Defense (0.6%)
Airbus SE*	29,442	3,766,275
Axon Enterprise, Inc.*	6,156	966,492
Boeing Co. (The)*	107,928	21,728,065
BWX Technologies, Inc.	6,254	299,442
HEICO Corp.	1,495	215,609
HEICO Corp., Class A	2,549	327,597
Howmet Aerospace, Inc.	3,386	107,776
Lockheed Martin Corp.	20,759	7,377,956
Northrop Grumman Corp.	1,209	467,968
Spirit AeroSystems Holdings, Inc., Class A	2,550	109,880
TransDigm Group, Inc.*	1,436	913,698
Virgin Galactic Holdings, Inc. (x)*	15,162	202,868

		36,483,626

Air Freight & Logistics (0.9%)
CH Robinson Worldwide, Inc.	2,503	269,398
Expeditors International of Washington, Inc.	77,159	10,361,682
FedEx Corp.	28,179	7,288,217
GXO Logistics, Inc.*	7,957	722,734
United Parcel Service, Inc., Class B	146,817	31,468,756

		50,110,787

Airlines (0.0%)
Delta Air Lines, Inc.*	61,230	2,392,868

Building Products (0.2%)
Advanced Drainage Systems, Inc.	5,793	788,601
Allegion plc	6,688	885,759
Armstrong World Industries, Inc.	2,192	254,535
AZEK Co., Inc. (The)*	6,352	293,716
Carlisle Cos., Inc.	1,970	488,796
Carrier Global Corp.	38,994	2,115,035
Fortune Brands Home & Security, Inc.	3,177	339,621
Trane Technologies plc	11,138	2,250,210
Trex Co., Inc.*	10,984	1,483,170

		8,899,443

Commercial Services & Supplies (0.2%)
Cintas Corp.	13,783	6,108,212
Copart, Inc.*	20,028	3,036,645
IAA, Inc.*	12,907	653,352
MSA Safety, Inc.	1,059	159,867
Rollins, Inc.	19,688	673,527
Waste Management, Inc.	6,293	1,050,302

		11,681,905

Electrical Equipment (0.2%)
Fluence Energy, Inc.*	1,486	52,842
Generac Holdings, Inc.*	15,801	5,560,688
Plug Power, Inc.*	48,600	1,371,978
Regal Rexnord Corp.	1,295	220,383
Rockwell Automation, Inc.	6,744	2,352,645
Vertiv Holdings Co.	31,220	779,563

		10,338,099

Industrial Conglomerates (0.2%)
3M Co.	8,182	1,453,368
Honeywell International, Inc.	14,394	3,001,293
Roper Technologies, Inc.	10,588	5,207,814

		9,662,475

See Notes to Financial Statements.

1095

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Machinery (0.8%)
AGCO Corp.	714	$82,838
Allison Transmission Holdings, Inc.	7,405	269,172
Caterpillar, Inc.	44,732	9,247,894
Deere & Co.	60,187	20,637,520
Donaldson Co., Inc.	1,556	92,209
Graco, Inc.	10,013	807,248
Illinois Tool Works, Inc.	27,054	6,676,927
Lincoln Electric Holdings, Inc.	5,494	766,248
Middleby Corp. (The)*	1,669	328,392
Nordson Corp.	877	223,872
Parker-Hannifin Corp.	2,101	668,370
Toro Co. (The)	9,578	956,938
Xylem, Inc.	11,480	1,376,682

		42,134,310

Professional Services (0.2%)
Booz Allen Hamilton Holding Corp.	12,670	1,074,289
CoStar Group, Inc.*	28,999	2,291,791
Equifax, Inc.	4,481	1,311,992
Legalzoom.com, Inc. (x)*	1,439	23,125
Robert Half International, Inc.	9,244	1,030,891
TransUnion	42,266	5,011,902
Verisk Analytics, Inc.	9,687	2,215,708

		12,959,698

Road & Rail (0.4%)
JB Hunt Transport Services, Inc.	7,099	1,451,036
Landstar System, Inc.	3,265	584,500
Lyft, Inc., Class A*	27,311	1,166,999
Old Dominion Freight Line, Inc.	9,020	3,232,588
TuSimple Holdings, Inc., Class A (x)*	1,200	43,020
Uber Technologies, Inc.*	132,441	5,553,251
Union Pacific Corp.	38,965	9,816,453
XPO Logistics, Inc.*	7,708	596,830

		22,444,677

Trading Companies & Distributors (0.1%)
Core & Main, Inc., Class A*	1,999	60,649
Fastenal Co.	48,764	3,123,822
SiteOne Landscape Supply, Inc.*	2,242	543,192
United Rentals, Inc.*	2,445	812,449
WW Grainger, Inc.	3,638	1,885,357

		6,425,469

Total Industrials		213,533,357

Information Technology (28.6%)
Communications Equipment (0.2%)
Arista Networks, Inc.*	20,629	2,965,419
Cisco Systems, Inc.	137,139	8,690,498
CommScope Holding Co., Inc.*	19,187	211,824
Ubiquiti, Inc.	498	152,737

		12,020,478

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	39,784	3,479,509
CDW Corp.	12,979	2,657,839
Cognex Corp.	16,491	1,282,340
Coherent, Inc.*	2,137	569,596
Corning, Inc.	24,404	908,561
IPG Photonics Corp.*	205	35,289
Jabil, Inc.	11,396	801,708
Keysight Technologies, Inc.*	7,764	1,603,344
Teledyne Technologies, Inc.*	10,902	4,762,975
Vontier Corp.	9,176	281,978
Zebra Technologies Corp., Class A*	5,100	3,035,520

		19,418,659

IT Services (5.2%)
Accenture plc, Class A	79,833	33,094,770
Affirm Holdings, Inc.*	7,955	799,955
Afterpay Ltd.*	48,230	2,912,799
Automatic Data Processing, Inc.	54,054	13,328,635
Block, Inc.*	45,620	7,368,086
Broadridge Financial Solutions, Inc.	9,944	1,817,962
Cloudflare, Inc., Class A*	23,341	3,069,342
EPAM Systems, Inc.*	5,155	3,445,860
Euronet Worldwide, Inc.*	3,415	406,966
Fiserv, Inc.*	50,601	5,251,878
FleetCor Technologies, Inc.*	1,681	376,275
Gartner, Inc.*	33,263	11,120,486
Genpact Ltd.	1,069	56,743
Global Payments, Inc.	20,873	2,821,612
Globant SA*	3,824	1,201,080
GoDaddy, Inc., Class A*	1,361	115,494
Jack Henry & Associates, Inc.	1,939	323,794
Mastercard, Inc., Class A	144,000	51,742,080
MongoDB, Inc.*	13,850	7,331,498
Okta, Inc.*	12,076	2,707,077
Paychex, Inc.	26,910	3,673,215
PayPal Holdings, Inc.*	160,747	30,313,669
Sabre Corp.*	32,772	281,512
Shift4 Payments, Inc., Class A*	3,897	225,753
Shopify, Inc., Class A*	2,315	3,188,658
Snowflake, Inc., Class A*	22,355	7,572,756
StoneCo Ltd., Class A*	19,255	324,639
Switch, Inc., Class A	10,408	298,085
Thoughtworks Holding, Inc.*	1,623	43,513
Toast, Inc., Class A (x)*	2,264	78,583
Twilio, Inc., Class A*	9,810	2,583,365
Visa, Inc., Class A	412,620	89,418,880
Western Union Co. (The)	9,804	174,903
WEX, Inc.*	2,698	378,772
Wix.com Ltd.*	5,116	807,254

		288,655,949

Semiconductors & Semiconductor Equipment (5.3%)
Advanced Micro Devices, Inc.*	156,650	22,541,935
Allegro MicroSystems, Inc.*	4,457	161,254
Analog Devices, Inc.	20,492	3,601,879
Applied Materials, Inc.	86,382	13,593,072
ASML Holding NV (Registered) (NYRS)	10,609	8,446,249
Azenta, Inc.	5,881	606,390
Broadcom, Inc.	38,284	25,474,556
Enphase Energy, Inc.*	12,634	2,311,264

See Notes to Financial Statements.

1096

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Entegris, Inc.	12,895	$1,786,989
GLOBALFOUNDRIES, Inc. (x)*	2,704	175,679
KLA Corp.	14,538	6,252,939
Lam Research Corp.	13,485	9,697,738
Microchip Technology, Inc.	43,958	3,826,983
Micron Technology, Inc.	14,945	1,392,127
MKS Instruments, Inc.	4,383	763,387
Monolithic Power Systems, Inc.	4,294	2,118,359
NVIDIA Corp.	391,343	115,097,890
NXP Semiconductors NV	7,890	1,797,184
ON Semiconductor Corp.*	22,136	1,503,477
QUALCOMM, Inc.	269,726	49,324,794
Skyworks Solutions, Inc.	7,354	1,140,900
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	26,899	3,236,219
Teradyne, Inc.	15,608	2,552,376
Texas Instruments, Inc.	54,920	10,350,772
Universal Display Corp.	4,052	668,702
Xilinx, Inc.	23,566	4,996,699

		293,419,813

Software (12.2%)
Adobe, Inc.*	70,614	40,042,375
Alteryx, Inc., Class A*	5,311	321,316
Anaplan, Inc.*	13,527	620,213
ANSYS, Inc.*	3,432	1,376,644
Aspen Technology, Inc.*	6,369	969,362
Atlassian Corp. plc, Class A*	17,256	6,579,540
Autodesk, Inc.*	128,361	36,093,830
Avalara, Inc.*	17,885	2,309,132
Bentley Systems, Inc., Class B (x)	13,514	653,132
Bill.com Holdings, Inc.*	11,056	2,754,602
Black Knight, Inc.*	44,295	3,671,613
C3.ai, Inc., Class A (x)*	1,109	34,656
Cadence Design Systems, Inc.*	26,332	4,906,968
CDK Global, Inc.	1,841	76,843
Ceridian HCM Holding, Inc.*	15,637	1,633,441
Citrix Systems, Inc.	4,146	392,170
Coupa Software, Inc.*	7,009	1,107,773
Crowdstrike Holdings, Inc., Class A*	18,884	3,866,499
Datadog, Inc., Class A*	42,658	7,597,816
DocuSign, Inc.*	46,980	7,155,524
DoubleVerify Holdings, Inc.*	5,076	168,929
Dropbox, Inc., Class A*	29,298	718,973
Duck Creek Technologies, Inc.*	1,825	54,951
Dynatrace, Inc.*	18,101	1,092,395
Elastic NV*	7,012	863,107
Everbridge, Inc.*	3,894	262,183
Fair Isaac Corp.*	2,579	1,118,435
Five9, Inc.*	6,479	889,696
Fortinet, Inc.*	12,830	4,611,102
HashiCorp, Inc., Class A (x)*	4,066	370,169
HubSpot, Inc.*	4,317	2,845,551
Informatica, Inc., Class A*	2,366	87,495
Intuit, Inc.	46,409	29,851,197
Jamf Holding Corp.*	4,974	189,062
Mandiant Corp.*	6,137	107,643
Manhattan Associates, Inc.*	3,174	493,525
McAfee Corp., Class A	5,780	149,066
Microsoft Corp.	1,007,198	338,740,831
Monday.com Ltd.*	2,362	729,197
nCino, Inc.*	5,781	317,146
NCR Corp.*	4,575	183,915
New Relic, Inc.*	4,764	523,849
NortonLifeLock, Inc.	13,389	347,846
Nuance Communications, Inc.*	10,434	577,209
Nutanix, Inc., Class A*	20,670	658,546
Oracle Corp.	394,283	34,385,420
Palantir Technologies, Inc., Class A*	159,029	2,895,918
Palo Alto Networks, Inc.*	9,132	5,084,332
Paycom Software, Inc.*	7,932	3,293,287
Paycor HCM, Inc.*	1,690	48,689
Paylocity Holding Corp.*	3,663	865,054
Pegasystems, Inc.	3,599	402,440
Procore Technologies, Inc.*	4,209	336,594
PTC, Inc.*	10,094	1,222,888
RingCentral, Inc., Class A*	7,827	1,466,388
salesforce.com, Inc.*	154,002	39,136,528
SentinelOne, Inc., Class A*	51,468	2,598,619
ServiceNow, Inc.*	47,038	30,532,836
Smartsheet, Inc., Class A*	11,654	902,602
Splunk, Inc.*	15,647	1,810,671
Synopsys, Inc.*	9,217	3,396,465
Teradata Corp.*	8,795	373,524
Trade Desk, Inc. (The), Class A*	67,494	6,185,150
Tyler Technologies, Inc.*	3,336	1,794,601
UiPath, Inc., Class A (x)*	64,885	2,798,490
Unity Software, Inc.*	14,412	2,060,772
VMware, Inc., Class A	8,113	940,134
Workday, Inc., Class A*	74,170	20,261,761
Zendesk, Inc.*	11,365	1,185,256
Zoom Video Communications, Inc., Class A*	36,482	6,709,405
Zscaler, Inc.*	7,557	2,428,291

		681,231,582

Technology Hardware, Storage & Peripherals (5.4%)
Apple, Inc.	1,675,289	297,481,068
Dell Technologies, Inc., Class C*	12,374	695,048
HP, Inc.	38,088	1,434,775
NetApp, Inc.	14,095	1,296,599
Pure Storage, Inc., Class A*	24,590	800,404

		301,707,894

Total Information Technology		1,596,454,375

Materials (0.4%)
Chemicals (0.3%)
Axalta Coating Systems Ltd.*	2,903	96,147
Celanese Corp.	3,891	653,921
Chemours Co. (The)	7,563	253,814
Diversey Holdings Ltd.*	4,623	61,532
Dow, Inc.	5,470	310,258
Ecolab, Inc.	21,019	4,930,847
FMC Corp.	2,908	319,560
LyondellBasell Industries NV, Class A	3,060	282,224
Olin Corp.	1,276	73,396
PPG Industries, Inc.	9,470	1,633,007
RPM International, Inc.	7,323	739,623
Scotts Miracle-Gro Co. (The)	3,915	630,315

See Notes to Financial Statements.

1097

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Sherwin-Williams Co. (The)	23,053	$8,118,345
Westlake Chemical Corp.	774	75,179

		18,178,168

Containers & Packaging (0.1%)
Avery Dennison Corp.	4,250	920,423
Ball Corp.	8,800	847,176
Crown Holdings, Inc.	1,426	157,744
Graphic Packaging Holding Co.	7,632	148,824
Sealed Air Corp.	7,622	514,256

		2,588,423

Metals & Mining (0.0%)
Freeport-McMoRan, Inc.	41,094	1,714,853
Southern Copper Corp.	7,393	456,222
Steel Dynamics, Inc.	3,626	225,066

		2,396,141

Paper & Forest Products (0.0%)
Louisiana-Pacific Corp.	869	68,086

Total Materials		23,230,818

Real Estate (0.7%)
Equity Real Estate Investment Trusts (REITs) (0.7%)
American Tower Corp. (REIT)	43,282	12,659,985
Crown Castle International Corp. (REIT)	41,309	8,622,841
Equinix, Inc. (REIT)	6,083	5,145,245
Equity LifeStyle Properties, Inc. (REIT)	8,721	764,483
Extra Space Storage, Inc. (REIT)	1,223	277,291
Iron Mountain, Inc. (REIT)	18,980	993,223
Lamar Advertising Co. (REIT), Class A	7,330	889,129
Public Storage (REIT)	11,038	4,134,393
SBA Communications Corp. (REIT)	1,739	676,506
Simon Property Group, Inc. (REIT)	27,159	4,339,193

		38,502,289

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	1,625	176,329
Opendoor Technologies, Inc. (x)*	8,138	118,896
Zillow Group, Inc., Class A*	5,892	366,600
Zillow Group, Inc., Class C (x)*	16,348	1,043,820

		1,705,645

Total Real Estate		40,207,934

Utilities (0.0%)
Electric Utilities (0.0%)
NRG Energy, Inc.	10,635	458,156

Independent Power and Renewable Electricity Producers (0.0%)
Brookfield Renewable Corp.	2,501	92,112

Total Utilities		550,268

Total Common Stocks (69.3%) (Cost $1,242,075,128)		3,872,143,955

EXCHANGE TRADED FUNDS (ETF):
Equity (20.1%)
iShares Core S&P 500 ETF	2,079	991,662
iShares Morningstar Growth ETF‡	3,172,025	227,814,836
iShares Morningstar U.S. Equity ETF	15,692	1,042,106
iShares Morningstar Value ETF	367,436	25,573,545
iShares Russell 1000 ETF (x)	3,225	852,787
iShares Russell 1000 Growth ETF (x)	451,473	137,965,634
iShares S&P 500 Growth ETF (x)	881,600	73,763,472
SPDR Portfolio S&P 500 Growth ETF (x)	1,900,000	137,693,000
SPDR Portfolio S&P 500 Value ETF (x)	420,400	17,656,800
Vanguard Growth ETF	706,522	226,722,910
Vanguard Large-Cap ETF	600	132,612
Vanguard Russell 1000 Growth ETF (x)	2,975,000	233,656,500
Vanguard Russell 1000 Value (x)	251,300	18,530,862
Vanguard Value ETF	133,100	19,580,341

Total Exchange Traded Funds (20.1%) (Cost $614,696,572)		1,121,977,067

MASTER LIMITED PARTNERSHIP:
Financials (0.0%)
Capital Markets (0.0%)
Apollo Global Management, Inc. (x) (Cost $1,275,780)	22,625	1,638,729

SHORT-TERM INVESTMENTS:
Investment Companies (6.8%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	50,000,000	50,000,000
JPMorgan Prime Money Market Fund, IM Shares	329,944,995	330,076,973

Total Investment Companies		380,076,973

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.5%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $3,200,040, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $3,264,574. (xx)	$3,200,000	3,200,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $67,466,797, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $68,816,024. (xx)	67,466,685	67,466,685

See Notes to Financial Statements.

1098

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $13,000,065, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $13,265,328. (xx)	$13,000,000	$13,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $24,000,933, collateralized by various Common Stocks; total market value $26,671,719. (xx)	24,000,000	24,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $7,000,368, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $7,778,470. (xx)	7,000,000	7,000,000
Societe Generale SA, 0.05%, dated 12/31/21, due 1/3/22, repurchase price $15,000,063, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-3.000%, maturing 4/15/23-8/15/48; total market value $15,300,936. (xx)	15,000,000	15,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $8,000,093, collateralized by various Common Stocks; total market value $8,842,917. (xx)	8,000,000	8,000,000

Total Repurchase Agreements		137,666,685

Total Short-Term Investments (9.3%) (Cost $517,750,986)		517,743,658

Total Investments in Securities (98.7%) (Cost $2,375,798,466)		5,513,503,409
Other Assets Less Liabilities (1.3%)		71,761,165

Net Assets (100%)		$5,585,264,574

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $1,052,453 or 0.0% of net assets.

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $185,529,474. This was collateralized by $3,145,892 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.250%, maturing 1/6/22 - 8/15/51 and by cash of $187,666,685 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS (ETF):
Equity
iShares Morningstar Growth ETF (a)	3,172,025	110,144,254	110,128,650	(39,549,504)	10,808,070	36,283,366	227,814,836	805,246	—

(a)	Formerly known as iShares Morningstar Large-Cap Growth ETF.

See Notes to Financial Statements.

1099

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 E-Mini Index	346	3/2022	USD	112,939,590	642,848
S&P 500 E-Mini Index	1,916	3/2022	USD	455,864,300	7,334,076

					7,976,924

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$554,304,180	$84,085	$—	$554,388,265
Consumer Discretionary	742,893,637	968,368	—	743,862,005
Consumer Staples	200,320,637	9,673,664	—	209,994,301
Energy	14,293,003	—	—	14,293,003
Financials	88,267,880	—	—	88,267,880
Health Care	387,361,749	—	—	387,361,749
Industrials	209,767,082	3,766,275	—	213,533,357
Information Technology	1,593,541,576	2,912,799	—	1,596,454,375
Materials	23,230,818	—	—	23,230,818
Real Estate	40,207,934	—	—	40,207,934
Utilities	550,268	—	—	550,268
Exchange Traded Funds	1,121,977,067	—	—	1,121,977,067
Futures	7,976,924	—	—	7,976,924
Master Limited Partnership
Financials	1,638,729	—	—	1,638,729
Short-Term Investments
Investment Companies	380,076,973	—	—	380,076,973
Repurchase Agreements	—	137,666,685	—	137,666,685

Total Assets	$5,366,408,457	$155,071,876	$—	$5,521,480,333

Total Liabilities	$—	$—	$—	$—

Total	$5,366,408,457	$155,071,876	$—	$5,521,480,333

See Notes to Financial Statements.

1100

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$7,976,924	*

Total		$7,976,924

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$140,774,540	$140,774,540

Total	$140,774,540	$140,774,540

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(6,254,842)	$(6,254,842)

Total	$(6,254,842)	$(6,254,842)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $560,388,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$1,498,038,248
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 11%)*	$2,681,261,921

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,171,039,659
Aggregate gross unrealized depreciation	(51,021,997)

Net unrealized appreciation	$3,120,017,662

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,401,462,671

For the year ended December 31, 2021, the Portfolio incurred approximately $12,907 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

1101

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $98,811,130)	$227,814,836
Unaffiliated Issuers (Cost $2,139,320,651)	5,148,021,888
Repurchase Agreements (Cost $137,666,685)	137,666,685
Cash	237,753,818
Cash held as collateral at broker for futures	28,259,200
Dividends, interest and other receivables	1,188,954
Receivable for Portfolio shares sold	52,580
Securities lending income receivable	34,125
Other assets	20,803

Total assets	5,780,812,889

LIABILITIES
Foreign currency overdraft payable	47,174
Payable for return of collateral on securities loaned	187,666,685
Investment management fees payable	2,093,250
Due to broker for futures variation margin	2,076,780
Payable for Portfolio shares redeemed	1,376,074
Distribution fees payable – Class IB	1,142,428
Administrative fees payable	559,248
Payable for securities purchased	129,160
Distribution fees payable – Class IA	18,381
Trustees’ fees payable	3,747
Accrued expenses	435,388

Total liabilities	195,548,315

NET ASSETS	$5,585,264,574

Net assets were comprised of:
Paid in capital	$2,245,067,143
Total distributable earnings (loss)	3,340,197,431

Net assets	$5,585,264,574

Class IA
Net asset value, offering and redemption price per share, $87,478,280 / 2,190,789 shares outstanding (unlimited amount authorized: $0.01 par value)	$39.93

Class IB
Net asset value, offering and redemption price per share, $5,431,973,707 / 142,600,932 shares outstanding (unlimited amount authorized: $0.01 par value)	$38.09

Class K
Net asset value, offering and redemption price per share, $65,812,587 / 1,640,641 shares outstanding (unlimited amount authorized: $0.01 par value)	$40.11

(x)	Includes value of securities on loan of $185,529,474.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($805,246 of dividend income received from affiliates) (net of $235,785 foreign withholding tax)	$37,403,207
Interest	22,988
Securities lending (net)	483,511

Total income	37,909,706

EXPENSES
Investment management fees	25,409,318
Distribution fees – Class IB	13,011,818
Administrative fees	6,851,693
Custodian fees	287,700
Professional fees	234,500
Printing and mailing expenses	225,791
Distribution fees – Class IA	205,427
Trustees’ fees	162,233
Miscellaneous	131,779

Total expenses	46,520,259

NET INVESTMENT INCOME (LOSS)	(8,610,553)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($10,808,070 realized gain (loss) from affiliates)	1,513,489,942
Futures contracts	140,774,540
Foreign currency transactions	39,751

Net realized gain (loss)	1,654,304,233

Change in unrealized appreciation (depreciation) on:
Investments in securities ($36,283,366 of change in unrealized appreciation (depreciation) from affiliates)	(367,906,791)
Futures contracts	(6,254,842)
Foreign currency translations	(23,246)

Net change in unrealized appreciation (depreciation)	(374,184,879)

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,280,119,354

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,271,508,801

See Notes to Financial Statements.

1102

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(8,610,553)	$4,516,175
Net realized gain (loss)	1,654,304,233	592,367,879
Net change in unrealized appreciation (depreciation)	(374,184,879)	823,825,082

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,271,508,801	1,420,709,136

Distributions to shareholders:
Class IA	(19,642,440)	(9,933,635)
Class IB	(1,268,598,730)	(673,629,040)
Class K	(23,840,576)	(70,400,649)

Total distributions to shareholders	(1,312,081,746)	(753,963,324)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 62,479 and 61,035 shares, respectively ]	2,820,018	2,320,281
Capital shares issued in reinvestment of dividends and distributions [ 489,016 and 246,525 shares, respectively ]	19,642,440	9,933,635
Capital shares repurchased [ (205,979) and (172,192) shares, respectively ]	(9,340,178)	(6,686,820)

Total Class IA transactions	13,122,280	5,567,096

Class IB
Capital shares sold [ 630,666 and 873,418 shares, respectively ]	27,054,861	32,273,562
Capital shares issued in reinvestment of dividends and distributions [ 33,084,258 and 17,326,817 shares, respectively ]	1,268,598,730	673,629,040
Capital shares repurchased [ (15,830,951) and (18,003,370) shares, respectively ]	(693,044,780)	(677,150,930)

Total Class IB transactions	602,608,811	28,751,672

Class K
Capital shares sold [ 116,069 and 302,106 shares, respectively ]	5,404,012	10,156,449
Capital shares issued in reinvestment of dividends and distributions [ 562,185 and 1,744,904 shares, respectively ]	23,840,576	70,400,649
Capital shares repurchased [ (11,812,070) and (7,197,989) shares, respectively ]	(585,895,871)	(275,021,068)

Total Class K transactions	(556,651,283)	(194,463,970)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	59,079,808	(160,145,202)

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,506,863	506,600,610
NET ASSETS:
Beginning of year	5,566,757,711	5,060,157,101

End of year	$5,585,264,574	$5,566,757,711

See Notes to Financial Statements.

1103

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$41.27	$36.07	$29.30	$33.16	$27.83

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.08)	0.02	0.14	0.17	0.15
Net realized and unrealized gain (loss)	10.01	11.26	9.67	(0.92)	7.93

Total from investment operations	9.93	11.28	9.81	(0.75)	8.08

Less distributions:
Dividends from net investment income	—	(0.03)	(0.15)	(0.17)	(0.16)
Distributions from net realized gains	(11.27)	(6.05)	(2.89)	(2.94)	(2.59)

Total dividends and distributions	(11.27)	(6.08)	(3.04)	(3.11)	(2.75)

Net asset value, end of year	$39.93	$41.27	$36.07	$29.30	$33.16

Total return	24.38%	32.00%	33.73%	(2.96)%	29.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$87,478	$76,155	$61,670	$49,705	$56,352
Ratio of expenses to average net assets:
After waivers (f)	0.82%	0.84%	0.85%	0.84%	0.85%
Before waivers (f)	0.82%	0.84%	0.85%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.17)%	0.06%	0.41%	0.49%	0.47%
Before waivers (f)	(0.17)%	0.06%	0.41%	0.49%	0.47%
Portfolio turnover rate^	29%	20%	17%	20%	19%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$39.79	$34.95	$28.46	$32.30	$27.17

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.07)	0.02	0.14	0.16	0.15
Net realized and unrealized gain (loss)	9.64	10.90	9.39	(0.89)	7.73

Total from investment operations	9.57	10.92	9.53	(0.73)	7.88

Less distributions:
Dividends from net investment income	—	(0.03)	(0.15)	(0.17)	(0.16)
Distributions from net realized gains	(11.27)	(6.05)	(2.89)	(2.94)	(2.59)

Total dividends and distributions	(11.27)	(6.08)	(3.04)	(3.11)	(2.75)

Net asset value, end of year	$38.09	$39.79	$34.95	$28.46	$32.30

Total return	24.38%	31.99%	33.74%	(2.97)%	29.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,431,974	$4,962,811	$4,351,634	$3,695,987	$4,353,543
Ratio of expenses to average net assets:
After waivers (f)	0.82%	0.84%	0.85%	0.84%	0.85%
Before waivers (f)	0.82%	0.84%	0.85%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.17)%	0.06%	0.41%	0.48%	0.47%
Before waivers (f)	(0.17)%	0.06%	0.41%	0.48%	0.47%
Portfolio turnover rate^	29%	20%	17%	20%	19%

See Notes to Financial Statements.

1104

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$41.32	$36.09	$29.31	$33.17	$27.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03 †	0.13	0.23	0.26	0.23
Net realized and unrealized gain (loss)	10.03	11.28	9.67	(0.92)	7.93

Total from investment operations	10.06	11.41	9.90	(0.66)	8.16

Less distributions:
Dividends from net investment income	—	(0.13)	(0.23)	(0.26)	(0.23)
Distributions from net realized gains	(11.27)	(6.05)	(2.89)	(2.94)	(2.59)

Total dividends and distributions	(11.27)	(6.18)	(3.12)	(3.20)	(2.82)

Net asset value, end of year	$40.11	$41.32	$36.09	$29.31	$33.17

Total return	24.66%	32.34%	34.04%	(2.71)%	29.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$65,813	$527,792	$646,853	$609,544	$713,793
Ratio of expenses to average net assets:
After waivers (f)	0.57%	0.59%	0.60%	0.59%	0.60%
Before waivers (f)	0.57%	0.59%	0.60%	0.59%	0.60%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.06%	0.33%	0.66%	0.74%	0.72%
Before waivers (f)	0.06%	0.33%	0.66%	0.74%	0.72%
Portfolio turnover rate^	29%	20%	17%	20%	19%
^	Portfolio turnover rate excludes derivatives, if any.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1105

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	24.35%	10.44%	12.20%
Portfolio – Class IB Shares*	24.20	10.43	12.20
Portfolio – Class K Shares	24.61	10.72	12.43
Russell 1000® Value Index	25.16	11.16	12.97

* The returns of Class IB were calculated using the returns of Class K, adjusted for expenses, for the period from April 14, 2015 through April 30, 2015.

   Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 24.20% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 25.16% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance were Financials, Health Care, Industrials, Energy and Consumer Discretionary.

•	The stocks that contributed most to performance were Berkshire Hathaway, Pfizer, Bank of America, JPMorgan Chase and Exxon Mobil.

What hurt performance during the year:

•	No sector detracted from performance.

•	The stocks that detracted most from performance were Disney, Global Payments, Activision Blizzard, Fidelity National and Verizon.

Sector Weightings as of December 31, 2021	% of Net Assets
Financials	20.6%
Health Care	17.8
Industrials	11.4
Information Technology	10.1
Consumer Staples	7.3
Communication Services	7.2
Consumer Discretionary	5.7
Utilities	5.1
Energy	5.1
Real Estate	5.0
Materials	3.8
Repurchase Agreements	0.2
Investment Companies	0.0 #
Cash and Other	0.7

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

1106

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,066.20	$3.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.54	3.71
Class IB
Actual	1,000.00	1,065.40	3.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.54	3.71
Class K
Actual	1,000.00	1,067.70	2.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.80	2.44

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.73%, 0.73% and 0.48%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1107

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (7.2%)
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	278,712	$6,856,315
Lumen Technologies, Inc.	42,905	538,458
Verizon Communications, Inc.	161,689	8,401,361

		15,796,134

Entertainment (1.9%)
Activision Blizzard, Inc.	30,124	2,004,150
Electronic Arts, Inc.	11,057	1,458,418
Liberty Media Corp.-Liberty Formula One, Class A*	973	57,738
Liberty Media Corp.-Liberty Formula One, Class C*	7,724	488,466
Live Nation Entertainment, Inc.*	3,228	386,359
Madison Square Garden Sports Corp.*	453	78,700
Take-Two Interactive Software, Inc.*	3,606	640,858
Walt Disney Co. (The)*	67,232	10,413,564
World Wrestling Entertainment, Inc., Class A	235	11,595
Zynga, Inc., Class A*	20,395	130,528

		15,670,376

Interactive Media & Services (1.3%)
Alphabet, Inc., Class A*	1,632	4,727,969
Alphabet, Inc., Class C*	1,522	4,404,044
IAC/InterActiveCorp*	2,979	389,385
TripAdvisor, Inc.*	1,483	40,427
Twitter, Inc.*	27,216	1,176,276
Vimeo, Inc.*	448	8,046

		10,746,147

Media (1.8%)
Altice USA, Inc., Class A*	2,499	40,434
Cable One, Inc.	100	176,345
Charter Communications, Inc., Class A*	265	172,772
Comcast Corp., Class A	177,950	8,956,223
Discovery, Inc., Class A(x)*	6,435	151,480
Discovery, Inc., Class C(x)*	12,290	281,441
DISH Network Corp., Class A*	9,681	314,052
Fox Corp., Class A	12,427	458,556
Fox Corp., Class B	5,925	203,050
Interpublic Group of Cos., Inc. (The)	15,275	572,049
Liberty Broadband Corp., Class A*	965	155,268
Liberty Broadband Corp., Class C*	5,638	908,282
Liberty Media Corp.-Liberty SiriusXM, Class A*	3,113	158,296
Liberty Media Corp.-Liberty SiriusXM, Class C*	6,319	321,321
Loyalty Ventures, Inc.*	775	23,304
New York Times Co. (The), Class A	6,430	310,569
News Corp., Class A	15,190	338,889
News Corp., Class B	4,720	106,200
Nexstar Media Group, Inc., Class A	1,461	220,582
Omnicom Group, Inc.	8,304	608,434
Sirius XM Holdings, Inc. (x)	35,120	223,012
ViacomCBS, Inc.	22,725	685,840
ViacomCBS, Inc., Class A (x)	318	10,612

		15,397,011

Wireless Telecommunication Services (0.3%)
T-Mobile US, Inc.*	22,983	2,665,568

Total Communication Services		60,275,236

Consumer Discretionary (5.7%)
Auto Components (0.3%)
Aptiv plc*	8,595	1,417,745
BorgWarner, Inc.	9,335	420,728
Gentex Corp.	9,314	324,593
Lear Corp.	2,339	427,920
QuantumScape Corp. (x)*	2,292	50,860

		2,641,846

Automobiles (0.8%)
Ford Motor Co.	152,638	3,170,291
General Motors Co.*	53,633	3,144,503
Harley-Davidson, Inc.	5,966	224,859
Rivian Automotive, Inc., Class A*	4,190	434,461
Thor Industries, Inc.	1,229	127,533

		7,101,647

Distributors (0.2%)
Genuine Parts Co.	5,506	771,941
LKQ Corp.	10,601	636,378

		1,408,319

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	478	60,171
Chegg, Inc.*	1,324	40,647
Frontdoor, Inc.*	1,059	38,813
Grand Canyon Education, Inc.*	1,742	149,307
H&R Block, Inc.	1,354	31,900
Mister Car Wash, Inc.*	320	5,827
Service Corp. International	6,375	452,561
Terminix Global Holdings, Inc.*	4,861	219,863

		999,089

Hotels, Restaurants & Leisure (1.7%)
Aramark	8,929	329,034
Boyd Gaming Corp.*	2,517	165,040
Caesars Entertainment, Inc.*	3,012	281,712
Carnival Corp.*	33,200	667,984
Darden Restaurants, Inc.	1,627	245,091
Domino’s Pizza, Inc.	458	258,463
Hilton Worldwide Holdings, Inc.*	3,524	549,709
Hyatt Hotels Corp., Class A*	1,844	176,839
Marriott Vacations Worldwide Corp.	1,622	274,085
McDonald’s Corp.	23,953	6,421,081
MGM Resorts International	15,624	701,205
Norwegian Cruise Line Holdings Ltd.*	14,390	298,449
Penn National Gaming, Inc.*	6,012	311,722
Planet Fitness, Inc., Class A*	1,012	91,667
Royal Caribbean Cruises Ltd.*	8,542	656,880
Six Flags Entertainment Corp.*	1,854	78,943
Travel + Leisure Co.	1,106	61,129
Wyndham Hotels & Resorts, Inc.	1,318	118,159
Yum China Holdings, Inc.	15,125	753,830
Yum! Brands, Inc.	10,641	1,477,609

		13,918,631

See Notes to Financial Statements.

1108

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Household Durables (0.6%)
DR Horton, Inc.	7,610	$825,304
Garmin Ltd.	5,900	803,403
Leggett & Platt, Inc.	5,180	213,209
Lennar Corp., Class A	10,579	1,228,857
Lennar Corp., Class B	610	58,328
Mohawk Industries, Inc.*	2,204	401,525
Newell Brands, Inc.	14,821	323,691
NVR, Inc.*	42	248,172
PulteGroup, Inc.	7,143	408,294
Toll Brothers, Inc.	2,604	188,504
TopBuild Corp.*	221	60,976
Whirlpool Corp.	2,388	560,368

		5,320,631

Internet & Direct Marketing Retail (0.1%)
DoorDash, Inc., Class A*	674	100,359
Qurate Retail, Inc., Class A	14,482	110,063
Wayfair, Inc., Class A (x)*	1,307	248,291

		458,713

Leisure Products (0.1%)
Brunswick Corp.	2,644	266,330
Hasbro, Inc.	4,984	507,271
Hayward Holdings, Inc.*	1,494	39,188
Polaris, Inc.	680	74,739

		887,528

Multiline Retail (0.7%)
Dollar General Corp.	5,270	1,242,824
Dollar Tree, Inc.*	9,030	1,268,896
Kohl’s Corp.	6,100	301,279
Nordstrom, Inc.*	675	15,268
Ollie’s Bargain Outlet Holdings, Inc.*	2,542	130,125
Target Corp.	10,707	2,478,028

		5,436,420

Specialty Retail (0.8%)
Advance Auto Parts, Inc.	2,549	611,454
AutoNation, Inc.*	1,759	205,539
AutoZone, Inc.*	660	1,383,617
Bath & Body Works, Inc.	4,021	280,626
Best Buy Co., Inc.	7,504	762,406
Burlington Stores, Inc.*	150	43,726
CarMax, Inc.*	5,809	756,506
Dick’s Sporting Goods, Inc. (x)	2,449	281,611
Foot Locker, Inc.	3,497	152,574
Gap, Inc. (The)	7,843	138,429
Leslie’s, Inc.*	590	13,959
Lithia Motors, Inc.	1,042	309,422
O’Reilly Automotive, Inc.*	1,847	1,304,407
Penske Automotive Group, Inc.	1,239	132,846
Petco Health & Wellness Co., Inc.*	2,019	39,956
Victoria’s Secret & Co.*	1,276	70,869
Vroom, Inc.*	3,363	36,287
Williams-Sonoma, Inc.	700	118,391

		6,642,625

Textiles, Apparel & Luxury Goods (0.3%)
Capri Holdings Ltd.*	5,754	373,492
Carter’s, Inc.	1,677	169,746
Columbia Sportswear Co.	1,459	142,165
Deckers Outdoor Corp.*	922	337,738
Hanesbrands, Inc.	5,435	90,873
PVH Corp.	2,766	294,994
Ralph Lauren Corp.	1,843	219,059
Skechers USA, Inc., Class A*	4,557	197,774
Tapestry, Inc.	9,788	397,393
Under Armour, Inc., Class A*	7,341	155,556
Under Armour, Inc., Class C*	7,716	139,196
VF Corp.	4,506	329,929

		2,847,915

Total Consumer Discretionary		47,663,364

Consumer Staples (7.3%)
Beverages (0.9%)
Brown-Forman Corp., Class A	894	60,604
Brown-Forman Corp., Class B	3,602	262,442
Coca-Cola Co. (The)	44,538	2,637,095
Constellation Brands, Inc., Class A	6,234	1,564,547
Keurig Dr Pepper, Inc.	27,243	1,004,177
Molson Coors Beverage Co., Class B	6,956	322,411
Monster Beverage Corp.*	1,042	100,074
PepsiCo, Inc.	9,164	1,591,878

		7,543,228

Food & Staples Retailing (1.5%)
Albertsons Cos., Inc., Class A (x)	6,049	182,619
Casey’s General Stores, Inc.	1,436	283,395
Costco Wholesale Corp.	1,122	636,959
Grocery Outlet Holding Corp.*	3,404	96,265
Kroger Co. (The)	29,149	1,319,284
US Foods Holding Corp.*	8,607	299,782
Walgreens Boots Alliance, Inc.	27,976	1,459,228
Walmart, Inc.	55,972	8,098,589

		12,376,121

Food Products (1.7%)
Archer-Daniels-Midland Co.	21,707	1,467,176
Beyond Meat, Inc. (x)*	274	17,854
Bunge Ltd.	5,355	499,943
Campbell Soup Co.	7,604	330,470
Conagra Brands, Inc.	18,260	623,579
Darling Ingredients, Inc.*	5,962	413,107
Flowers Foods, Inc.	7,303	200,613
General Mills, Inc.	23,799	1,603,577
Hain Celestial Group, Inc. (The)*	3,684	156,975
Hershey Co. (The)	810	156,711
Hormel Foods Corp.	11,023	538,033
Ingredion, Inc.	2,612	252,424
J M Smucker Co. (The)	4,089	555,368
Kellogg Co.	5,455	351,411
Kraft Heinz Co. (The)	25,883	929,200
Lamb Weston Holdings, Inc.	4,004	253,773
McCormick & Co., Inc. (Non-Voting)	9,725	939,532
Mondelez International, Inc., Class A	54,403	3,607,463
Pilgrim’s Pride Corp.*	1,094	30,851
Post Holdings, Inc.*	2,298	259,053
Seaboard Corp.	10	39,350
Tyson Foods, Inc., Class A	11,195	975,756

		14,202,219

See Notes to Financial Statements.

1109

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Household Products (2.3%)
Church & Dwight Co., Inc.	9,057	$928,342
Clorox Co. (The)	910	158,668
Colgate-Palmolive Co.	15,308	1,306,385
Kimberly-Clark Corp.	6,534	933,839
Procter & Gamble Co. (The)	95,001	15,540,264
Reynolds Consumer Products, Inc.	2,117	66,474
Spectrum Brands Holdings, Inc.	1,631	165,905

		19,099,877

Personal Products (0.0%)
Coty, Inc., Class A*	13,261	139,240
Herbalife Nutrition Ltd.*	3,414	139,735
Olaplex Holdings, Inc.*	2,567	74,777

		353,752

Tobacco (0.9%)
Altria Group, Inc.	32,075	1,520,034
Philip Morris International, Inc.	60,756	5,771,820

		7,291,854

Total Consumer Staples		60,867,051

Energy (5.1%)
Energy Equipment & Services (0.4%)
Baker Hughes Co.	28,730	691,244
Halliburton Co.	32,711	748,100
NOV, Inc.	15,180	205,689
Schlumberger NV	54,563	1,634,162

		3,279,195

Oil, Gas & Consumable Fuels (4.7%)
Antero Midstream Corp.	13,025	126,082
APA Corp.	14,698	395,229
Chevron Corp.	75,485	8,858,165
ConocoPhillips	52,669	3,801,648
Continental Resources, Inc.	2,272	101,695
Coterra Energy, Inc.	26,062	495,178
Devon Energy Corp.	26,280	1,157,634
Diamondback Energy, Inc.	3,702	399,261
DT Midstream, Inc.	3,761	180,453
EOG Resources, Inc.	20,040	1,780,153
EQT Corp.*	11,863	258,732
Exxon Mobil Corp.	165,239	10,110,974
Hess Corp.	10,075	745,852
HollyFrontier Corp.	5,830	191,107
Kinder Morgan, Inc.	75,886	1,203,552
Marathon Oil Corp.	30,555	501,713
Marathon Petroleum Corp.	24,854	1,590,408
Occidental Petroleum Corp.	28,761	833,781
ONEOK, Inc.	17,293	1,016,137
Phillips 66	17,071	1,236,965
Pioneer Natural Resources Co.	4,661	847,743
Targa Resources Corp.	8,781	458,719
Valero Energy Corp.	15,917	1,195,526
Williams Cos., Inc. (The)	47,393	1,234,114

		38,720,821

Total Energy		42,000,016

Financials (20.6%)
Banks (8.0%)
Bank of America Corp.	282,053	12,548,538
Bank of Hawaii Corp.	1,550	129,828
Bank OZK	4,787	222,739
BOK Financial Corp.	1,190	125,533
Citigroup, Inc.	79,070	4,775,037
Citizens Financial Group, Inc.	13,629	643,970
Comerica, Inc.	5,215	453,705
Commerce Bancshares, Inc.	4,352	299,157
Cullen/Frost Bankers, Inc.	2,225	280,506
East West Bancorp, Inc.	5,499	432,661
Fifth Third Bancorp	26,837	1,168,751
First Citizens BancShares, Inc., Class A	236	195,842
First Hawaiian, Inc.	5,071	138,590
First Horizon Corp.	21,326	348,254
First Republic Bank	6,942	1,433,592
FNB Corp.	12,405	150,473
Huntington Bancshares, Inc.	57,132	880,975
JPMorgan Chase & Co.	115,843	18,343,739
KeyCorp	37,153	859,349
M&T Bank Corp.	5,000	767,900
PacWest Bancorp	4,518	204,078
People’s United Financial, Inc.	16,568	295,242
Pinnacle Financial Partners, Inc.	2,895	276,473
PNC Financial Services Group, Inc. (The)	16,553	3,319,208
Popular, Inc.	3,085	253,093
Prosperity Bancshares, Inc.	3,479	251,532
Regions Financial Corp.	37,472	816,890
Signature Bank	2,312	747,863
Sterling Bancorp	6,855	176,791
SVB Financial Group*	2,207	1,496,876
Synovus Financial Corp.	5,238	250,743
Truist Financial Corp.	52,397	3,067,844
Umpqua Holdings Corp.	8,568	164,848
US Bancorp	52,365	2,941,342
Webster Financial Corp.	3,506	195,775
Wells Fargo & Co.	156,646	7,515,875
Western Alliance Bancorp	1,862	200,444
Wintrust Financial Corp.	2,207	200,440
Zions Bancorp NA	6,221	392,918

		66,967,414

Capital Markets (5.0%)
Affiliated Managers Group, Inc.	1,601	263,381
Ameriprise Financial, Inc.	1,955	589,745
Ares Management Corp.	648	52,663
Bank of New York Mellon Corp. (The)	30,835	1,790,897
BlackRock, Inc.	5,578	5,106,994
Carlyle Group, Inc. (The)	6,324	347,188
Cboe Global Markets, Inc.	4,144	540,378
Charles Schwab Corp. (The)	58,682	4,935,156
CME Group, Inc.	13,985	3,195,013
Evercore, Inc., Class A	1,508	204,862
FactSet Research Systems, Inc.	206	100,118
Franklin Resources, Inc.	11,268	377,365
Goldman Sachs Group, Inc. (The)	12,168	4,654,868
Interactive Brokers Group, Inc., Class A	3,128	248,426
Intercontinental Exchange, Inc.	21,691	2,966,678

See Notes to Financial Statements.

1110

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Invesco Ltd.	12,997	$299,191
Janus Henderson Group plc	6,656	279,153
Jefferies Financial Group, Inc.	8,525	330,770
KKR & Co., Inc.	21,684	1,615,458
Lazard Ltd., Class A	3,897	170,026
Moody’s Corp.	329	128,501
Morgan Stanley	53,120	5,214,259
Morningstar, Inc.	86	29,411
MSCI, Inc.	910	557,548
Nasdaq, Inc.	4,535	952,395
Northern Trust Corp.	8,002	957,119
Raymond James Financial, Inc.	6,829	685,632
S&P Global, Inc.	2,743	1,294,504
SEI Investments Co.	4,216	256,923
State Street Corp.	14,228	1,323,204
Stifel Financial Corp.	3,975	279,919
T. Rowe Price Group, Inc.	5,876	1,155,457
Tradeweb Markets, Inc., Class A	4,089	409,472
Virtu Financial, Inc., Class A	3,570	102,923

		41,415,597

Consumer Finance (0.8%)
Ally Financial, Inc.	14,042	668,540
American Express Co.	9,154	1,497,594
Capital One Financial Corp.	17,277	2,506,720
Credit Acceptance Corp. (x)*	315	216,619
Discover Financial Services	5,249	606,574
OneMain Holdings, Inc.	4,375	218,925
Santander Consumer USA Holdings, Inc.	2,348	98,663
SLM Corp.	11,877	233,621
Synchrony Financial	18,012	835,577

		6,882,833

Diversified Financial Services (2.7%)
Berkshire Hathaway, Inc., Class B*	72,441	21,659,859
Equitable Holdings, Inc.‡	14,390	471,848
Voya Financial, Inc.	4,392	291,233

		22,422,940

Insurance (3.9%)
Aflac, Inc.	25,836	1,508,564
Alleghany Corp.*	469	313,100
Allstate Corp. (The)	11,500	1,352,975
American Financial Group, Inc.	2,642	362,799
American International Group, Inc.	33,481	1,903,730
Aon plc, Class A	3,587	1,078,109
Arch Capital Group Ltd.*	11,309	502,685
Arthur J Gallagher & Co.	7,985	1,354,815
Assurant, Inc.	2,285	356,140
Assured Guaranty Ltd.	2,742	137,648
Athene Holding Ltd., Class A*	4,499	374,902
Axis Capital Holdings Ltd.	3,017	164,336
Brighthouse Financial, Inc.*	3,222	166,900
Brown & Brown, Inc.	8,606	604,830
Chubb Ltd.	17,038	3,293,616
Cincinnati Financial Corp.	5,838	665,123
CNA Financial Corp.	1,076	47,430
Erie Indemnity Co., Class A	301	57,991
Everest Re Group Ltd.	1,194	327,060
Fidelity National Financial, Inc.	10,629	554,621
First American Financial Corp.	4,148	324,498
Globe Life, Inc.	3,902	365,695
GoHealth, Inc., Class A*	267	1,012
Hanover Insurance Group, Inc. (The)	1,391	182,304
Hartford Financial Services Group, Inc. (The)	13,515	933,075
Kemper Corp.	2,340	137,569
Lemonade, Inc. (x)*	1,334	56,175
Lincoln National Corp.	6,180	421,847
Loews Corp.	8,449	488,014
Markel Corp.*	439	541,726
Marsh & McLennan Cos., Inc.	17,480	3,038,374
Mercury General Corp.	1,037	55,023
MetLife, Inc.	28,287	1,767,655
Old Republic International Corp.	10,907	268,094
Primerica, Inc.	1,527	234,043
Principal Financial Group, Inc.	10,333	747,386
Progressive Corp. (The)	22,786	2,338,983
Prudential Financial, Inc.	15,063	1,630,419
Reinsurance Group of America, Inc.	2,643	289,382
RenaissanceRe Holdings Ltd.	1,013	171,531
Travelers Cos., Inc. (The)	9,797	1,532,545
Unum Group	7,940	195,086
W R Berkley Corp.	5,379	443,176
White Mountains Insurance Group Ltd.	118	119,640
Willis Towers Watson plc	5,007	1,189,112

		32,599,738

Mortgage Real Estate Investment Trusts (REITs) (0.1%)
AGNC Investment Corp. (REIT)	20,426	307,207
Annaly Capital Management, Inc. (REIT)	54,461	425,885
New Residential Investment Corp. (REIT)	16,860	180,571
Starwood Property Trust, Inc. (REIT)	10,687	259,694

		1,173,357

Thrifts & Mortgage Finance (0.1%)
MGIC Investment Corp.	13,166	189,854
New York Community Bancorp, Inc.	17,588	214,749
TFS Financial Corp.	1,918	34,275
UWM Holdings Corp. (x)	1,874	11,094

		449,972

Total Financials		171,911,851

Health Care (17.8%)
Biotechnology (1.4%)
Amgen, Inc.	3,923	882,557
Biogen, Inc.*	5,786	1,388,177
BioMarin Pharmaceutical, Inc.*	7,108	627,992
Exact Sciences Corp.*	498	38,759
Exelixis, Inc.*	1,736	31,734
Gilead Sciences, Inc.	48,980	3,556,438
Horizon Therapeutics plc*	6,916	745,268
Incyte Corp.*	1,036	76,042
Ionis Pharmaceuticals, Inc.*	431	13,115
Iovance Biotherapeutics, Inc.*	3,994	76,246
Mirati Therapeutics, Inc.*	271	39,753
Natera, Inc.*	221	20,639
Regeneron Pharmaceuticals, Inc.*	3,492	2,205,268

See Notes to Financial Statements.

1111

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Sage Therapeutics, Inc.*	2,001	$85,123
Seagen, Inc.*	556	85,958
Ultragenyx Pharmaceutical, Inc.*	642	53,986
United Therapeutics Corp.*	1,719	371,442
Vertex Pharmaceuticals, Inc.*	6,064	1,331,654

		11,630,151

Health Care Equipment & Supplies (3.0%)
Abbott Laboratories	33,886	4,769,116
Baxter International, Inc.	19,605	1,682,893
Becton Dickinson and Co.	11,134	2,799,978
Boston Scientific Corp.*	55,337	2,350,716
Cooper Cos., Inc. (The)	1,887	790,540
Dentsply Sirona, Inc.	8,469	472,486
Envista Holdings Corp.*	6,268	282,436
Figs, Inc., Class A (x)*	1,104	30,426
Globus Medical, Inc., Class A*	2,857	206,275
Hologic, Inc.*	9,779	748,680
ICU Medical, Inc.*	776	184,176
Integra LifeSciences Holdings Corp.*	2,816	188,644
Masimo Corp.*	536	156,930
Medtronic plc	52,385	5,419,228
Quidel Corp.*	1,432	193,306
ResMed, Inc.	561	146,129
STERIS plc	2,871	698,830
Stryker Corp.	7,794	2,084,272
Tandem Diabetes Care, Inc.*	142	21,374
Teleflex, Inc.	1,500	492,720
Zimmer Biomet Holdings, Inc.	8,137	1,033,724

		24,752,879

Health Care Providers & Services (4.9%)
Acadia Healthcare Co., Inc.*	3,445	209,112
agilon health, Inc.*	164	4,428
Amedisys, Inc.*	145	23,473
AmerisourceBergen Corp.	5,788	769,167
Anthem, Inc.	9,556	4,429,588
Cardinal Health, Inc.	4,630	238,399
Centene Corp.*	22,559	1,858,862
Chemed Corp.	441	233,307
Cigna Corp.	13,029	2,991,849
CVS Health Corp.	51,354	5,297,679
DaVita, Inc.*	803	91,349
Encompass Health Corp.	1,623	105,917
Henry Schein, Inc.*	5,488	425,485
Humana, Inc.	5,030	2,333,216
Laboratory Corp. of America Holdings*	3,759	1,181,115
McKesson Corp.	5,171	1,285,355
Molina Healthcare, Inc.*	1,906	606,260
Oak Street Health, Inc.*	366	12,129
Premier, Inc., Class A	4,740	195,146
Quest Diagnostics, Inc.	4,752	822,144
Signify Health, Inc., Class A (x)*	2,456	34,924
UnitedHealth Group, Inc.	34,174	17,160,132
Universal Health Services, Inc., Class B	2,874	372,643

		40,681,679

Health Care Technology (0.2%)
Cerner Corp.	11,525	1,070,327
Certara, Inc.*	1,392	39,561
Change Healthcare, Inc.*	9,747	208,391
Definitive Healthcare Corp.*	271	7,406
Teladoc Health, Inc.*	5,888	540,636

		1,866,321

Life Sciences Tools & Services (2.5%)
Adaptive Biotechnologies Corp.*	462	12,964
Agilent Technologies, Inc.	1,233	196,848
Bio-Rad Laboratories, Inc., Class A*	827	624,856
Charles River Laboratories International, Inc.*	123	46,344
Danaher Corp.	23,453	7,716,272
IQVIA Holdings, Inc.*	3,762	1,061,411
PerkinElmer, Inc.	4,365	877,627
QIAGEN NV*	8,845	491,605
Repligen Corp.*	124	32,840
Syneos Health, Inc.*	3,452	354,451
Thermo Fisher Scientific, Inc.	13,950	9,307,998
Waters Corp.*	167	62,224

		20,785,440

Pharmaceuticals (5.8%)
Bristol-Myers Squibb Co.	87,159	5,434,364
Catalent, Inc.*	4,842	619,921
Elanco Animal Health, Inc.*	17,347	492,308
Eli Lilly and Co.	6,946	1,918,624
Jazz Pharmaceuticals plc*	2,309	294,167
Johnson & Johnson	102,807	17,587,193
Merck & Co., Inc.	98,849	7,575,787
Nektar Therapeutics*	6,914	93,408
Organon & Co.	9,884	300,968
Perrigo Co. plc	5,204	202,436
Pfizer, Inc.	217,823	12,862,448
Royalty Pharma plc, Class A	5,170	206,024
Viatris, Inc.	47,106	637,344
Zoetis, Inc.	963	235,001

		48,459,993

Total Health Care		148,176,463

Industrials (11.4%)
Aerospace & Defense (2.3%)
Boeing Co. (The)*	20,894	4,206,380
BWX Technologies, Inc.	914	43,762
Curtiss-Wright Corp.	1,587	220,069
General Dynamics Corp.	9,703	2,022,785
HEICO Corp.	1,183	170,612
HEICO Corp., Class A	2,078	267,065
Hexcel Corp.*	3,255	168,609
Howmet Aerospace, Inc.	13,964	444,474
Huntington Ingalls Industries, Inc.	1,535	286,646
L3Harris Technologies, Inc.	7,812	1,665,831
Lockheed Martin Corp.	1,218	432,889
Mercury Systems, Inc.*	2,152	118,489
Northrop Grumman Corp.	5,376	2,080,888
Raytheon Technologies Corp.	59,121	5,087,953
Spirit AeroSystems Holdings, Inc., Class A	2,888	124,444
Textron, Inc.	8,793	678,820
TransDigm Group, Inc.*	1,435	913,062
Virgin Galactic Holdings, Inc. (x)*	557	7,453

		18,940,231

See Notes to Financial Statements.

1112

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Air Freight & Logistics (0.3%)
CH Robinson Worldwide, Inc.	4,131	$444,620
Expeditors International of Washington, Inc.	1,777	238,633
FedEx Corp.	5,404	1,397,691
GXO Logistics, Inc.*	539	48,957

		2,129,901

Airlines (0.3%)
Alaska Air Group, Inc.*	4,751	247,527
American Airlines Group, Inc.*	24,880	446,845
Copa Holdings SA, Class A*	1,228	101,506
JetBlue Airways Corp.*	12,333	175,622
Southwest Airlines Co.*	23,027	986,477
United Airlines Holdings, Inc.*	12,599	551,584

		2,509,561

Building Products (0.9%)
A O Smith Corp.	5,156	442,643
Allegion plc	836	110,720
Armstrong World Industries, Inc.	957	111,127
AZEK Co., Inc. (The)*	1,982	91,648
Builders FirstSource, Inc.*	7,985	684,394
Carlisle Cos., Inc.	1,235	306,428
Carrier Global Corp.	18,034	978,164
Fortune Brands Home & Security, Inc.	4,011	428,776
Johnson Controls International plc	27,915	2,269,769
Lennox International, Inc.	1,306	423,614
Masco Corp.	9,602	674,252
Owens Corning	4,008	362,724
Trane Technologies plc	4,773	964,289

		7,848,548

Commercial Services & Supplies (0.5%)
ADT, Inc.	6,157	51,780
Cintas Corp.	215	95,282
Clean Harbors, Inc.*	1,973	196,846
Driven Brands Holdings, Inc.*	2,094	70,400
MSA Safety, Inc.	1,018	153,677
Republic Services, Inc.	8,190	1,142,096
Rollins, Inc.	626	21,416
Stericycle, Inc.*	3,563	212,497
Waste Management, Inc.	13,846	2,310,897

		4,254,891

Construction & Engineering (0.2%)
AECOM*	5,313	410,961
MasTec, Inc.*	2,187	201,816
Quanta Services, Inc.	5,392	618,247
Valmont Industries, Inc.	813	203,656

		1,434,680

Electrical Equipment (1.1%)
Acuity Brands, Inc.	1,378	291,750
AMETEK, Inc.	8,987	1,321,449
ChargePoint Holdings, Inc. (x)*	4,081	77,743
Eaton Corp. plc	15,530	2,683,895
Emerson Electric Co.	23,270	2,163,412
Fluence Energy, Inc.*	791	28,128
Hubbell, Inc.	2,110	439,450
nVent Electric plc	6,487	246,506
Regal Rexnord Corp.	2,076	353,294
Rockwell Automation, Inc.	1,779	620,604
Sensata Technologies Holding plc*	6,061	373,903
Shoals Technologies Group, Inc., Class A*	3,981	96,738
Sunrun, Inc.*	7,768	266,442

		8,963,314

Industrial Conglomerates (1.7%)
3M Co.	19,273	3,423,463
General Electric Co.	42,607	4,025,083
Honeywell International, Inc.	21,256	4,432,089
Roper Technologies, Inc.	4,090	2,011,707

		13,892,342

Machinery (1.9%)
AGCO Corp.	2,193	254,432
Allison Transmission Holdings, Inc.	987	35,878
Caterpillar, Inc.	2,950	609,883
Colfax Corp.*	4,557	209,485
Crane Co.	1,921	195,423
Cummins, Inc.	5,594	1,220,275
Donaldson Co., Inc.	4,307	255,233
Dover Corp.	5,594	1,015,870
Flowserve Corp.	5,067	155,050
Fortive Corp.	12,734	971,477
Gates Industrial Corp. plc*	3,706	58,963
Graco, Inc.	2,479	199,857
IDEX Corp.	2,960	699,507
Illinois Tool Works, Inc.	1,264	311,955
Ingersoll Rand, Inc.	15,805	977,855
ITT, Inc.	3,357	343,052
Middleby Corp. (The)*	1,500	295,140
Nordson Corp.	1,875	478,631
Oshkosh Corp.	2,662	300,034
Otis Worldwide Corp.	16,756	1,458,945
PACCAR, Inc.	13,283	1,172,358
Parker-Hannifin Corp.	4,183	1,330,696
Pentair plc	6,442	470,459
Snap-on, Inc.	2,081	448,206
Stanley Black & Decker, Inc.	6,292	1,186,797
Timken Co. (The)	2,501	173,294
Toro Co. (The)	226	22,580
Westinghouse Air Brake Technologies Corp.	7,067	650,941
Woodward, Inc.	2,237	244,862
Xylem, Inc.	2,379	285,290

		16,032,428

Marine (0.0%)
Kirby Corp.*	2,321	137,914

Professional Services (0.8%)
CACI International, Inc., Class A*	906	243,904
Clarivate plc*	16,939	398,405
CoStar Group, Inc.*	3,420	270,283
Dun & Bradstreet Holdings, Inc.*	6,239	127,837
Equifax, Inc.	2,919	854,654
FTI Consulting, Inc.*	1,307	200,520
IHS Markit Ltd.	14,554	1,934,518
Jacobs Engineering Group, Inc.	5,037	701,301
Legalzoom.com, Inc. (x)*	296	4,757
Leidos Holdings, Inc.	5,501	489,039
ManpowerGroup, Inc.	2,116	205,950

See Notes to Financial Statements.

1113

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Nielsen Holdings plc	13,929	$285,684
Robert Half International, Inc.	526	58,660
Science Applications International Corp.	2,255	188,495
TransUnion	2,364	280,323
Verisk Analytics, Inc.	2,246	513,728

		6,758,058

Road & Rail (1.2%)
AMERCO	349	253,454
CSX Corp.	88,342	3,321,659
JB Hunt Transport Services, Inc.	367	75,015
Knight-Swift Transportation Holdings, Inc.	6,264	381,728
Landstar System, Inc.	168	30,075
Norfolk Southern Corp.	9,614	2,862,184
Old Dominion Freight Line, Inc.	315	112,890
Ryder System, Inc.	2,033	167,580
Schneider National, Inc., Class B	2,017	54,277
TuSimple Holdings, Inc., Class A (x)*	1,147	41,120
Uber Technologies, Inc.*	9,064	380,054
Union Pacific Corp.	9,364	2,359,073
XPO Logistics, Inc.*	539	41,735

		10,080,844

Trading Companies & Distributors (0.2%)
Air Lease Corp.	4,170	184,439
Core & Main, Inc., Class A*	660	20,024
Fastenal Co.	2,527	161,880
MSC Industrial Direct Co., Inc., Class A	1,748	146,937
SiteOne Landscape Supply, Inc.*	823	199,397
United Rentals, Inc.*	1,841	611,746
Univar Solutions, Inc.*	6,518	184,785
Watsco, Inc.	1,273	398,296
WW Grainger, Inc.	308	159,618

		2,067,122

Total Industrials		95,049,834

Information Technology (10.1%)
Communications Equipment (1.7%)
Arista Networks, Inc.*	995	143,031
Ciena Corp.*	6,007	462,359
Cisco Systems, Inc.	164,890	10,449,079
F5, Inc.*	2,347	574,334
Juniper Networks, Inc.	12,640	451,375
Lumentum Holdings, Inc.*	2,948	311,810
Motorola Solutions, Inc.	6,478	1,760,073
Ubiquiti, Inc.	29	8,894
Viasat, Inc.*	2,708	120,614

		14,281,569

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	6,579	575,399
Arrow Electronics, Inc.*	2,784	373,808
Avnet, Inc.	3,864	159,313
Coherent, Inc.*	98	26,121
Corning, Inc.	19,637	731,085
IPG Photonics Corp.*	1,309	225,331
Jabil, Inc.	1,151	80,973
Keysight Technologies, Inc.*	4,054	837,192
Littelfuse, Inc.	933	293,596
National Instruments Corp.	5,166	225,599
TD SYNNEX Corp.	1,621	185,378
Teledyne Technologies, Inc.*	1,791	782,470
Trimble, Inc.*	9,760	850,974
Vontier Corp.	3,024	92,928

		5,440,167

IT Services (2.7%)
Accenture plc, Class A	4,864	2,016,371
Akamai Technologies, Inc.*	6,265	733,256
Alliance Data Systems Corp.	1,938	129,013
Amdocs Ltd.	5,040	377,194
Automatic Data Processing, Inc.	1,328	327,458
Broadridge Financial Solutions, Inc.	415	75,870
Cloudflare, Inc., Class A*	574	75,481
Cognizant Technology Solutions Corp., Class A	20,541	1,822,398
Concentrix Corp.	1,641	293,115
DXC Technology Co.*	9,783	314,915
Euronet Worldwide, Inc.*	576	68,642
Fastly, Inc., Class A (x)*	4,119	146,019
Fidelity National Information Services, Inc.	24,170	2,638,156
Fiserv, Inc.*	21,746	2,257,017
FleetCor Technologies, Inc.*	2,450	548,408
Genpact Ltd.	6,779	359,829
Global Payments, Inc.	11,437	1,546,054
GoDaddy, Inc., Class A*	5,874	498,468
International Business Machines Corp.	34,867	4,660,323
Jack Henry & Associates, Inc.	2,126	355,021
Kyndryl Holdings, Inc.*	6,973	126,211
Paychex, Inc.	1,607	219,355
Paysafe Ltd. (x)*	16,222	63,428
Snowflake, Inc., Class A*	450	152,438
SolarWinds Corp. (x)	1,359	19,284
StoneCo Ltd., Class A*	594	10,015
Thoughtworks Holding, Inc.*	1,103	29,571
Twilio, Inc., Class A*	4,668	1,229,271
VeriSign, Inc.*	3,843	975,430
Western Union Co. (The)	11,962	213,402
WEX, Inc.*	572	80,303

		22,361,716

Semiconductors & Semiconductor Equipment (2.9%)
Analog Devices, Inc.	12,597	2,214,175
Azenta, Inc.	502	51,761
Cirrus Logic, Inc.*	2,252	207,229
First Solar, Inc.*	4,130	359,971
GLOBALFOUNDRIES, Inc. (x)*	978	63,541
Intel Corp.	157,712	8,122,168
Marvell Technology, Inc.	31,931	2,793,643
Microchip Technology, Inc.	3,314	288,517
Micron Technology, Inc.	37,680	3,509,892
MKS Instruments, Inc.	336	58,521
NXP Semiconductors NV	7,162	1,631,360
ON Semiconductor Corp.*	7,574	514,426
Qorvo, Inc.*	4,321	675,761
Skyworks Solutions, Inc.	3,394	526,545
Texas Instruments, Inc.	13,695	2,581,097
Wolfspeed, Inc.*	4,494	502,295

		24,100,902

See Notes to Financial Statements.

1114

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

Software (1.7%)
ANSYS, Inc.*	1,983	$795,421
Black Knight, Inc.*	5,922	490,875
C3.ai, Inc., Class A (x)*	978	30,562
CDK Global, Inc.	4,012	167,461
Ceridian HCM Holding, Inc.*	5,033	525,747
Citrix Systems, Inc.	3,108	293,986
Datto Holding Corp. (x)*	928	24,453
Dolby Laboratories, Inc., Class A	2,501	238,145
Duck Creek Technologies, Inc.*	2,170	65,339
Dynatrace, Inc.*	452	27,278
Guidewire Software, Inc.*	3,269	371,130
Informatica, Inc., Class A*	368	13,609
Jamf Holding Corp. (x)*	315	11,973
Mandiant Corp.*	6,456	113,238
Manhattan Associates, Inc.*	1,151	178,969
McAfee Corp., Class A	626	16,145
N-able, Inc.*	1,540	17,094
NCR Corp.*	3,277	131,735
NortonLifeLock, Inc.	15,744	409,029
Nuance Communications, Inc.*	6,884	380,823
Oracle Corp.	4,472	390,003
Paycor HCM, Inc.*	353	10,170
Pegasystems, Inc.	89	9,952
Procore Technologies, Inc.*	110	8,797
salesforce.com, Inc.*	29,134	7,403,823
SS&C Technologies Holdings, Inc.	8,734	716,013
Synopsys, Inc.*	2,165	797,802
Teradata Corp.*	619	26,289
Tyler Technologies, Inc.*	211	113,507
VMware, Inc., Class A	4,895	567,233

		14,346,601

Technology Hardware, Storage & Peripherals (0.4%)
Dell Technologies, Inc., Class C*	5,420	304,441
Hewlett Packard Enterprise Co.	50,675	799,145
HP, Inc.	30,598	1,152,627
NetApp, Inc.	2,922	268,795
Pure Storage, Inc., Class A*	664	21,613
Western Digital Corp.*	11,962	780,042
Xerox Holdings Corp.	5,530	125,199

		3,451,862

Total Information Technology		83,982,817

Materials (3.8%)
Chemicals (2.0%)
Air Products and Chemicals, Inc.	8,624	2,623,938
Albemarle Corp.	4,531	1,059,212
Ashland Global Holdings, Inc.	2,140	230,392
Axalta Coating Systems Ltd.*	6,616	219,122
Celanese Corp.	2,755	463,005
CF Industries Holdings, Inc.	8,333	589,810
Chemours Co. (The)	3,110	104,372
Corteva, Inc.	28,774	1,360,435
Diversey Holdings Ltd.*	444	5,910
Dow, Inc.	27,056	1,534,616
DuPont de Nemours, Inc.	20,422	1,649,689
Eastman Chemical Co.	5,292	639,855
Ecolab, Inc.	1,199	281,273
Element Solutions, Inc.	9,014	218,860
FMC Corp.	3,751	412,197
Huntsman Corp.	8,214	286,504
International Flavors & Fragrances, Inc.	9,709	1,462,661
LyondellBasell Industries NV, Class A	8,986	828,779
Mosaic Co. (The)	14,464	568,291
NewMarket Corp.	261	89,450
Olin Corp.	5,176	297,724
PPG Industries, Inc.	5,334	919,795
RPM International, Inc.	2,069	208,969
Valvoline, Inc.	7,056	263,118
Westlake Chemical Corp.	1,033	100,335

		16,418,312

Construction Materials (0.3%)
Eagle Materials, Inc.	1,602	266,669
Martin Marietta Materials, Inc.	2,424	1,067,821
Vulcan Materials Co.	5,154	1,069,867

		2,404,357

Containers & Packaging (0.7%)
Amcor plc	60,057	721,285
AptarGroup, Inc.	2,559	313,426
Ardagh Metal Packaging SA (x)*	1,521	13,735
Avery Dennison Corp.	1,513	327,670
Ball Corp.	8,821	849,198
Berry Global Group, Inc.*	5,262	388,230
Crown Holdings, Inc.	4,317	477,546
Graphic Packaging Holding Co.	7,896	153,972
International Paper Co.	15,254	716,633
Packaging Corp. of America	3,653	497,356
Sealed Air Corp.	2,672	180,280
Silgan Holdings, Inc.	3,263	139,787
Sonoco Products Co.	3,821	221,198
Westrock Co.	10,279	455,976

		5,456,292

Metals & Mining (0.8%)
Alcoa Corp.	7,276	433,504
Cleveland-Cliffs, Inc.*	17,752	386,461
Freeport-McMoRan, Inc.	40,342	1,683,472
Newmont Corp.	31,266	1,939,117
Nucor Corp.	11,452	1,307,246
Reliance Steel & Aluminum Co.	2,468	400,359
Royal Gold, Inc.	2,553	268,601
Southern Copper Corp.	288	17,772
Steel Dynamics, Inc.	6,142	381,234
United States Steel Corp.	10,418	248,053

		7,065,819

Paper & Forest Products (0.0%)
Louisiana-Pacific Corp.	3,428	268,584
Sylvamo Corp.*	1,386	38,655

		307,239

Total Materials		31,652,019

Real Estate (5.0%)
Equity Real Estate Investment Trusts (REITs) (4.7%)
Alexandria Real Estate Equities, Inc. (REIT)	6,013	1,340,658
American Campus Communities, Inc. (REIT)	5,334	305,585

See Notes to Financial Statements.

1115

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

American Homes 4 Rent (REIT), Class A	11,022	$480,669
Americold Realty Trust (REIT)	10,170	333,474
Apartment Income REIT Corp. (REIT)	6,088	332,831
AvalonBay Communities, Inc. (REIT)	5,434	1,372,574
Boston Properties, Inc. (REIT)	6,084	700,755
Brixmor Property Group, Inc. (REIT)	11,533	293,054
Camden Property Trust (REIT)	3,791	677,376
Cousins Properties, Inc. (REIT)	5,775	232,617
CubeSmart (REIT)	8,346	474,971
CyrusOne, Inc. (REIT)	4,829	433,258
Digital Realty Trust, Inc. (REIT)	10,941	1,935,135
Douglas Emmett, Inc. (REIT)	6,481	217,114
Duke Realty Corp. (REIT)	14,588	957,556
EPR Properties (REIT)	2,883	136,914
Equinix, Inc. (REIT)	1,011	855,144
Equity LifeStyle Properties, Inc. (REIT)	3,196	280,161
Equity Residential (REIT)	14,366	1,300,123
Essex Property Trust, Inc. (REIT)	2,526	889,733
Extra Space Storage, Inc. (REIT)	4,656	1,055,655
Federal Realty Investment Trust (REIT)	3,007	409,914
First Industrial Realty Trust, Inc. (REIT)	5,012	331,794
Gaming and Leisure Properties, Inc. (REIT)	8,590	417,989
Healthcare Trust of America, Inc. (REIT), Class A	8,478	283,080
Healthpeak Properties, Inc. (REIT)	21,011	758,287
Highwoods Properties, Inc. (REIT)	4,003	178,494
Host Hotels & Resorts, Inc. (REIT)*	27,552	479,129
Hudson Pacific Properties, Inc. (REIT)	5,774	142,676
Invitation Homes, Inc. (REIT)	22,471	1,018,835
Iron Mountain, Inc. (REIT)	3,304	172,898
JBG SMITH Properties (REIT)	4,825	138,526
Kilroy Realty Corp. (REIT)	4,523	300,599
Kimco Realty Corp. (REIT)	22,638	558,027
Lamar Advertising Co. (REIT), Class A	423	51,310
Life Storage, Inc. (REIT)	3,031	464,289
Medical Properties Trust, Inc. (REIT)	23,028	544,152
Mid-America Apartment Communities, Inc. (REIT)	4,497	1,031,792
National Retail Properties, Inc. (REIT)	6,806	327,164
Omega Healthcare Investors, Inc. (REIT)	9,297	275,098
Orion Office REIT, Inc. (REIT)*	2,147	40,085
Park Hotels & Resorts, Inc. (REIT)*	9,147	172,695
Prologis, Inc. (REIT)	28,757	4,841,529
Public Storage (REIT)	1,387	519,515
Rayonier, Inc. (REIT)	5,467	220,648
Realty Income Corp. (REIT)	21,472	1,537,180
Regency Centers Corp. (REIT)	6,580	495,803
Rexford Industrial Realty, Inc. (REIT)	5,372	435,723
SBA Communications Corp. (REIT)	3,518	1,368,572
Simon Property Group, Inc. (REIT)	1,666	266,177
SL Green Realty Corp. (REIT)	2,606	186,850
Spirit Realty Capital, Inc. (REIT)	4,626	222,927
STORE Capital Corp. (REIT)	9,518	327,419
Sun Communities, Inc. (REIT)	4,464	937,306
UDR, Inc. (REIT)	11,509	690,425
Ventas, Inc. (REIT)	15,308	782,545
VICI Properties, Inc. (REIT) (x)	22,880	688,917
Vornado Realty Trust (REIT)	6,836	286,155
Welltower, Inc. (REIT)	16,479	1,413,404
Weyerhaeuser Co. (REIT)	29,207	1,202,744
WP Carey, Inc. (REIT)	7,120	584,196

		39,710,225

Real Estate Management & Development (0.3%)
CBRE Group, Inc., Class A*	12,325	1,337,386
Howard Hughes Corp. (The)*	1,616	164,476
Jones Lang LaSalle, Inc.*	1,968	530,061
Opendoor Technologies, Inc.*	13,995	204,467

		2,236,390

Total Real Estate		41,946,615

Utilities (5.1%)
Electric Utilities (3.2%)
Alliant Energy Corp.	9,751	599,394
American Electric Power Co., Inc.	19,518	1,736,516
Avangrid, Inc.	2,225	110,983
Duke Energy Corp.	30,018	3,148,888
Edison International	14,536	992,082
Entergy Corp.	7,812	880,022
Evergy, Inc.	8,913	611,521
Eversource Energy	13,381	1,217,403
Exelon Corp.	38,070	2,198,923
FirstEnergy Corp.	21,205	881,916
Hawaiian Electric Industries, Inc.	4,107	170,441
IDACORP, Inc.	1,961	222,201
NextEra Energy, Inc.	76,513	7,143,254
NRG Energy, Inc.	5,176	222,982
OGE Energy Corp.	7,778	298,520
PG&E Corp.*	58,866	714,633
Pinnacle West Capital Corp.	4,391	309,961
PPL Corp.	30,041	903,032
Southern Co. (The)	41,266	2,830,022
Xcel Energy, Inc.	20,990	1,421,023

		26,613,717

Gas Utilities (0.1%)
Atmos Energy Corp.	5,041	528,145
National Fuel Gas Co.	3,399	217,332
UGI Corp.	8,104	372,055

		1,117,532

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp. (The)	25,743	625,555
Brookfield Renewable Corp.	3,727	137,265
Vistra Corp.	18,663	424,957

		1,187,777

Multi-Utilities (1.4%)
Ameren Corp.	9,921	883,068
CenterPoint Energy, Inc.	23,132	645,614
CMS Energy Corp.	11,266	732,853
Consolidated Edison, Inc.	13,801	1,177,501
Dominion Energy, Inc.	31,423	2,468,591
DTE Energy Co.	7,522	899,180
MDU Resources Group, Inc.	7,770	239,627
NiSource, Inc.	15,264	421,439
Public Service Enterprise Group, Inc.	19,661	1,311,979
Sempra Energy	12,470	1,649,532

See Notes to Financial Statements.

1116

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

WEC Energy Group, Inc.	12,302	$1,194,155

		11,623,539

Water Utilities (0.2%)
American Water Works Co., Inc.	7,078	1,336,751
Essential Utilities, Inc.	8,731	468,768

		1,805,519

Total Utilities		42,348,084

Total Common Stocks (99.1%)
(Cost $518,093,764)		825,873,350

SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	500,000	500,000

	Principal Amount	Value (Note 1)

Repurchase Agreements (0.2%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $55,321, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $56,436. (xx)	$55,320	55,320
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $1,233,837, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $1,258,512. (xx)	1,233,835	1,233,835
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $200,002, collateralized by various Common Stocks; total market value $221,073. (xx)	200,000	200,000

Total Repurchase Agreements		1,489,155

Total Short-Term Investments (0.2%)
(Cost $1,989,155)		1,989,155

Total Investments in Securities (99.3%)
(Cost $520,082,919)		827,862,505
Other Assets Less Liabilities (0.7%)		6,094,335

Net Assets (100%)		$833,956,840

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $2,483,782. This was collateralized by $638,051 of various U.S. Government Treasury Securities, ranging from 0.000% – 6.250%, maturing 1/6/22 – 5/15/51 and by cash of $1,989,155 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Diversified Financial Services
Equitable Holdings, Inc.	14,390	406,881	2,675	(51,171)	10,729	102,734	471,848	10,873	—

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	14	3/2022	USD	3,330,950	43,304
S&P Midcap 400 E-Mini Index	8	3/2022	USD	2,270,160	55,951

					99,255

See Notes to Financial Statements.

1117

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$60,275,236	$—	$—	$60,275,236
Consumer Discretionary	47,663,364	—	—	47,663,364
Consumer Staples	60,867,051	—	—	60,867,051
Energy	42,000,016	—	—	42,000,016
Financials	171,911,851	—	—	171,911,851
Health Care	148,176,463	—	—	148,176,463
Industrials	95,049,834	—	—	95,049,834
Information Technology	83,982,817	—	—	83,982,817
Materials	31,652,019	—	—	31,652,019
Real Estate	41,946,615	—	—	41,946,615
Utilities	42,348,084	—	—	42,348,084
Futures	99,255	—	—	99,255
Short-Term Investments
Investment Company	500,000	—	—	500,000
Repurchase Agreements	—	1,489,155	—	1,489,155

Total Assets	$826,472,605	$1,489,155	$—	$827,961,760

Total Liabilities	$—	$—	$—	$—

Total	$826,472,605	$1,489,155	$—	$827,961,760

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$99,255	*

Total		$99,255

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,253,403	$1,253,403

Total	$1,253,403	$1,253,403

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(6,164)	$(6,164)

Total	$(6,164)	$(6,164)

^	This Portfolio held futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

1118

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Portfolio held futures contracts with an average notional balance of approximately $6,480,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$124,722,507
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$134,832,900

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$337,884,040
Aggregate gross unrealized depreciation	(31,016,230)

Net unrealized appreciation	$306,867,810

Federal income tax cost of investments in securities and derivative instruments, if applicable	$521,093,950

See Notes to Financial Statements.

1119

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $300,640)	$471,848
Unaffiliated Issuers (Cost $518,293,124)	825,901,502
Repurchase Agreements (Cost $1,489,155)	1,489,155
Cash	5,902,001
Receivable for Portfolio shares sold	1,901,389
Dividends, interest and other receivables	865,051
Due from broker for futures variation margin	287,155
Securities lending income receivable	803
Other assets	2,925

Total assets	836,821,829

LIABILITIES
Payable for return of collateral on securities loaned	1,989,155
Payable for Portfolio shares redeemed	338,742
Investment management fees payable	241,407
Distribution fees payable – Class IB	155,368
Administrative fees payable	62,810
Distribution fees payable – Class IA	17,027
Accrued expenses	60,480

Total liabilities	2,864,989

NET ASSETS	$833,956,840

Net assets were comprised of:
Paid in capital	$523,316,708
Total distributable earnings (loss)	310,640,132

Net assets	$833,956,840

Class IA
Net asset value, offering and redemption price per share, $82,298,568 / 7,729,549 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.65

Class IB
Net asset value, offering and redemption price per share, $751,472,305 / 70,865,913 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.60

Class K
Net asset value, offering and redemption price per share, $185,967 / 17,545 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.60

(x)	Includes value of securities on loan of $2,483,782.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($10,873 of dividend income received from affiliates) (net of $2,295 foreign withholding tax)	$15,278,832
Interest	3,411
Securities lending (net)	22,577

Total income	15,304,820

EXPENSES
Investment management fees	2,752,410
Distribution fees – Class IB	1,772,411
Administrative fees	721,975
Distribution fees – Class IA	193,170
Professional fees	69,995
Custodian fees	58,800
Printing and mailing expenses	45,152
Trustees’ fees	21,593
Miscellaneous	110,313

Total expenses	5,745,819

NET INVESTMENT INCOME (LOSS)	9,559,001

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($10,729 realized gain (loss) from affiliates)	43,263,806
Futures contracts	1,253,403
Foreign currency transactions	(1)

Net realized gain (loss)	44,517,208

Change in unrealized appreciation (depreciation) on:
Investments in securities ($102,734 of change in unrealized appreciation (depreciation) from affiliates)	112,061,272
Futures contracts	(6,164)

Net change in unrealized appreciation (depreciation)	112,055,108

NET REALIZED AND UNREALIZED GAIN (LOSS)	156,572,316

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$166,131,317

See Notes to Financial Statements.

1120

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,559,001	$11,697,715
Net realized gain (loss)	44,517,208	8,475,836
Net change in unrealized appreciation (depreciation)	112,055,108	(7,074,945)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	166,131,317	13,098,606

Distributions to shareholders:
Class IA	(5,078,686)	(1,925,577)
Class IB	(46,550,558)	(17,030,142)
Class K	(11,879)	(4,403)

Total distributions to shareholders	(51,641,123)	(18,960,122)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,297,993 and 895,558 shares, respectively ]	13,543,480	7,396,413
Capital shares issued in reinvestment of dividends and distributions [ 486,855 and 216,821 shares, respectively ]	5,078,686	1,925,577
Capital shares repurchased [ (1,757,882) and (1,506,136) shares, respectively ]	(18,035,846)	(12,483,978)

Total Class IA transactions	586,320	(3,161,988)

Class IB
Capital shares sold [ 7,622,304 and 6,935,491 shares, respectively ]	78,967,461	55,809,600
Capital shares issued in reinvestment of dividends and distributions [ 4,480,551 and 1,924,592 shares, respectively ]	46,550,558	17,030,142
Capital shares repurchased [ (9,508,106) and (8,776,275) shares, respectively ]	(99,011,514)	(71,346,631)

Total Class IB transactions	26,506,505	1,493,111

Class K
Capital shares issued in reinvestment of dividends and distributions [ 1,144 and 498 shares, respectively ]	11,879	4,403

Total Class K transactions	11,879	4,403

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	27,104,704	(1,664,474)

TOTAL INCREASE (DECREASE) IN NET ASSETS	141,594,898	(7,525,990)
NET ASSETS:
Beginning of year	692,361,942	699,887,932

End of year	$833,956,840	$692,361,942

See Notes to Financial Statements.

1121

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.14	$9.20	$7.90	$9.26	$8.63

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.16	0.19	0.17	0.16
Net realized and unrealized gain (loss)	2.08	0.04	1.83	(0.96)	0.95

Total from investment operations	2.21	0.20	2.02	(0.79)	1.11

Less distributions:
Dividends from net investment income	(0.14)	(0.16)	(0.21)	(0.18)	(0.17)
Distributions from net realized gains	(0.56)	(0.10)	(0.51)	(0.39)	(0.31)

Total dividends and distributions	(0.70)	(0.26)	(0.72)	(0.57)	(0.48)

Net asset value, end of year	$10.65	$9.14	$9.20	$7.90	$9.26

Total return	24.35%	2.22%	25.64%	(8.90)%	12.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$82,299	$70,420	$74,512	$55,404	$65,263
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.73%	0.74%	0.73%	0.74%	0.73%
Before waivers and reimbursements (f)	0.73%	0.75%	0.74%	0.74%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.22%	1.91%	2.13%	1.89%	1.78%
Before waivers and reimbursements (f)	1.22%	1.91%	2.12%	1.89%	1.78%
Portfolio turnover rate^	16%	18%	16%	16%	13%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.11	$9.17	$7.88	$9.23	$8.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.16	0.19	0.17	0.16
Net realized and unrealized gain (loss)	2.06	0.04	1.82	(0.95)	0.95

Total from investment operations	2.19	0.20	2.01	(0.78)	1.11

Less distributions:
Dividends from net investment income	(0.14)	(0.16)	(0.21)	(0.18)	(0.17)
Distributions from net realized gains	(0.56)	(0.10)	(0.51)	(0.39)	(0.31)

Total dividends and distributions	(0.70)	(0.26)	(0.72)	(0.57)	(0.48)

Net asset value, end of year	$10.60	$9.11	$9.17	$7.88	$9.23

Total return	24.20%	2.23%	25.59%	(8.82)%	12.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$751,472	$621,793	$625,230	$520,013	$611,171
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.73%	0.74%	0.73%	0.74%	0.73%
Before waivers and reimbursements (f)	0.73%	0.75%	0.74%	0.74%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.21%	1.91%	2.12%	1.89%	1.78%
Before waivers and reimbursements (f)	1.21%	1.91%	2.12%	1.89%	1.78%
Portfolio turnover rate^	16%	18%	16%	16%	13%

See Notes to Financial Statements.

1122

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.10	$9.16	$7.87	$9.22	$8.59

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.18	0.21	0.20	0.18
Net realized and unrealized gain (loss)	2.07	0.04	1.82	(0.96)	0.95

Total from investment operations	2.22	0.22	2.03	(0.76)	1.13

Less distributions:
Dividends from net investment income	(0.16)	(0.18)	(0.23)	(0.20)	(0.19)
Distributions from net realized gains	(0.56)	(0.10)	(0.51)	(0.39)	(0.31)

Total dividends and distributions	(0.72)	(0.28)	(0.74)	(0.59)	(0.50)

Net asset value, end of year	$10.60	$9.10	$9.16	$7.87	$9.22

Total return	24.61%	2.46%	25.91%	(8.59)%	13.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$186	$149	$146	$116	$127
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.48%	0.49%	0.48%	0.49%	0.48%
Before waivers (f)	0.48%	0.50%	0.49%	0.49%	0.48%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.47%	2.16%	2.37%	2.15%	2.03%
Before waivers (f)	1.47%	2.16%	2.37%	2.15%	2.03%
Portfolio turnover rate^	16%	18%	16%	16%	13%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1123

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.
➢	Aristotle Capital Management, LLC (Effective February 1, 2021, Aristotle Capital Management, LLC replaced BlackRock Investment Management, LLC as a sub-adviser to the Portfolio)
➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	24.84%	11.16%	12.46%
Portfolio – Class IB Shares	24.80	11.16	12.46
Portfolio – Class K Shares	25.16	11.44	12.75
Russell 1000® Value Index	25.16	11.16	12.97

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 24.80% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 25.16% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the Information Technology, Industrials and Consumer Discretionary sectors boosted relative returns. Within the Information Technology sector, an overweight position in Microsoft Corp. helped relative returns. Within the Industrials sector, an overweight position in building controls and systems supplier Johnson Controls supported relative performance. There were no individual stocks within the Consumer Discretionary sector that were among the Portfolio’s largest relative contributors during the period.

•

An underweight position in the Communication Services sector contributed to performance relative to the benchmark. Within this sector, the Portfolio’s underweight positions in diversified entertainment company Walt Disney and telecommunication services providers AT&T Inc. and Verizon Communications aided relative results.

•	A relative underweight to the Consumer Staples sector also aided returns.

What hurt performance during the year:

•

An underweight position in both the Energy and Real Estate sectors weakened relative. Within the Energy sector, not owning integrated oil and gas company Exxon Mobil Corp. weakened relative returns. There were no individual stocks within the Real Estate sector that were among the Portfolio’s largest relative detractors during the period.

•	An underweight to the Financials sector, which was the top performing sector for the benchmark, detracted from relative performance.

•

A combination of an underweight position and stock selection in the Health Care sector detracted from relative performance. Here, the Portfolio’s overweight position in medical device maker Medtronic Plc and underweight position in health insurance and Medicare/Medicaid provider UnitedHealth Group Inc. weighed on relative returns.

•	A relative overweight position in PayPal Holdings Inc. also detracted from performance.

Sector Weightings as of December 31, 2021	% of Net Assets
Financials	16.6%
Health Care	14.3
Information Technology	11.1
Industrials	10.0
Exchange Traded Funds	8.2
Consumer Staples	6.1
Communication Services	5.5
Consumer Discretionary	5.5
Materials	3.6
Utilities	3.6
Investment Companies	3.6
Energy	3.4
Real Estate	3.4
Repurchase Agreements	0.5
Cash and Other	4.6

100.0%

1124

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,071.60	$4.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.99	4.26
Class IB
Actual	1,000.00	1,071.30	4.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.99	4.26
Class K
Actual	1,000.00	1,073.40	3.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.25	2.99

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.84%, 0.84% and 0.59%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1125

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.5%)
Diversified Telecommunication Services (1.1%)
AT&T, Inc.#	891,994	$21,943,053
Lumen Technologies, Inc. (x)	133,689	1,677,797
Verizon Communications, Inc.	589,869	30,649,593

		54,270,443

Entertainment (1.1%)
Activision Blizzard, Inc.	130,346	8,671,919
Electronic Arts, Inc.	34,452	4,544,219
Liberty Media Corp.-Liberty Formula One, Class A*	3,033	179,978
Liberty Media Corp.-Liberty Formula One, Class C*	24,068	1,522,060
Live Nation Entertainment, Inc.*	10,058	1,203,842
Madison Square Garden Sports Corp.*	1,411	245,133
Take-Two Interactive Software, Inc.*	11,236	1,996,862
Walt Disney Co. (The)*	209,488	32,447,596
World Wrestling Entertainment, Inc., Class A	734	36,216
Zynga, Inc., Class A*	63,550	406,720

		51,254,545

Interactive Media & Services (1.6%)
Alphabet, Inc., Class A*	5,084	14,728,552
Alphabet, Inc., Class C*	13,688	39,607,460
IAC/InterActiveCorp*	9,282	1,213,250
Meta Platforms, Inc., Class A*	34,789	11,701,280
TripAdvisor, Inc.*	4,623	126,023
Twitter, Inc.*	261,827	11,316,163
Vimeo, Inc.*	1,396	25,072

		78,717,800

Media (1.5%)
Altice USA, Inc., Class A*	7,787	125,994
Cable One, Inc.	309	544,906
Charter Communications, Inc., Class A*	8,024	5,231,407
Comcast Corp., Class A	959,105	48,271,755
Discovery, Inc., Class A (x)*	20,053	472,048
Discovery, Inc., Class C (x)*	38,296	876,978
DISH Network Corp., Class A*	30,167	978,617
Fox Corp., Class A	38,721	1,428,805
Fox Corp., Class B	18,463	632,727
Interpublic Group of Cos., Inc. (The)	47,597	1,782,508
Liberty Broadband Corp., Class A*	3,008	483,987
Liberty Broadband Corp., Class C*	17,568	2,830,205
Liberty Media Corp.-Liberty SiriusXM, Class A*	9,702	493,347
Liberty Media Corp.-Liberty SiriusXM, Class C*	19,691	1,001,287
Loyalty Ventures, Inc.*	2,480	74,574
New York Times Co. (The), Class A	20,035	967,690
News Corp., Class A	47,331	1,055,955
News Corp., Class B	14,707	330,907
Nexstar Media Group, Inc., Class A	4,553	687,412
Omnicom Group, Inc.	25,875	1,895,861
Sirius XM Holdings, Inc. (x)	109,431	694,887
ViacomCBS, Inc.	70,810	2,137,046
ViacomCBS, Inc., Class A (x)	993	33,136

		73,032,039

Wireless Telecommunication Services (0.2%)
T-Mobile US, Inc.*	92,920	10,776,862

Total Communication Services		268,051,689

Consumer Discretionary (5.5%)
Auto Components (0.4%)
Aptiv plc*	26,780	4,417,361
BorgWarner, Inc.	29,087	1,310,951
Cie Generale des Etablissements Michelin SCA (ADR) (x)	322,186	10,564,479
Gentex Corp.	29,023	1,011,451
Goodyear Tire & Rubber Co. (The)*	38,735	825,830
Lear Corp.	7,288	1,333,340
QuantumScape Corp.*	7,143	158,503

		19,621,915

Automobiles (0.7%)
Ford Motor Co.	707,323	14,691,099
General Motors Co.*	167,116	9,798,011
Harley-Davidson, Inc.	18,591	700,695
Rivian Automotive, Inc., Class A*	13,056	1,353,777
Stellantis NV (x)	63,703	1,195,068
Tesla, Inc.*	3,475	3,672,310
Thor Industries, Inc.	3,832	397,647

		31,808,607

Distributors (0.1%)
Genuine Parts Co.	17,158	2,405,552
LKQ Corp.	33,032	1,982,911

		4,388,463

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	1,490	187,561
Chegg, Inc.*	4,127	126,699
Frontdoor, Inc.*	3,300	120,945
Grand Canyon Education, Inc.*	5,428	465,234
H&R Block, Inc.	4,219	99,400
Mister Car Wash, Inc.*	997	18,155
Service Corp. International	19,863	1,410,074
Terminix Global Holdings, Inc.*	15,148	685,144

		3,113,212

Hotels, Restaurants & Leisure (1.0%)
Aramark	27,823	1,025,278
Boyd Gaming Corp.*	7,843	514,266
Caesars Entertainment, Inc.*	9,385	877,779
Carnival Corp.*	103,450	2,081,414
Darden Restaurants, Inc.	5,069	763,594
Domino’s Pizza, Inc.	1,427	805,299

See Notes to Financial Statements.

1126

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Hilton Worldwide Holdings, Inc.*	10,982	$1,713,082
Hyatt Hotels Corp., Class A*	5,747	551,137
Marriott International, Inc., Class A*	21,399	3,535,971
Marriott Vacations Worldwide Corp.	5,055	854,194
McDonald’s Corp.	74,635	20,007,404
MGM Resorts International	48,684	2,184,938
Norwegian Cruise Line Holdings Ltd. (x)*	44,838	929,940
Penn National Gaming, Inc.*	18,733	971,306
Planet Fitness, Inc., Class A*	3,155	285,780
Royal Caribbean Cruises Ltd.*	26,616	2,046,770
Six Flags Entertainment Corp.*	5,777	245,985
Travel + Leisure Co.	3,446	190,460
Wyndham Hotels & Resorts, Inc.	4,107	368,193
Yum China Holdings, Inc.	47,129	2,348,909
Yum! Brands, Inc.	33,155	4,603,903

		46,905,602

Household Durables (1.1%)
DR Horton, Inc.	23,713	2,571,675
Garmin Ltd.	18,385	2,503,486
Leggett & Platt, Inc.	16,142	664,405
Lennar Corp., Class A	161,343	18,741,603
Lennar Corp., Class B	1,900	181,678
Mohawk Industries, Inc.*	6,868	1,251,212
Newell Brands, Inc.	46,181	1,008,593
NVR, Inc.*	131	774,062
PulteGroup, Inc.	98,284	5,617,913
Sony Group Corp. (ADR)	116,906	14,776,918
Toll Brothers, Inc.	8,116	587,517
TopBuild Corp.*	689	190,102
Whirlpool Corp.	12,665	2,971,969

		51,841,133

Internet & Direct Marketing Retail (0.5%)
Amazon.com, Inc.*	5,110	17,038,477
DoorDash, Inc., Class A*	2,101	312,839
eBay, Inc.	92,716	6,165,614
Qurate Retail, Inc., Class A	45,126	342,958
Wayfair, Inc., Class A (x)*	4,072	773,558

		24,633,446

Leisure Products (0.0%)
Brunswick Corp.	8,238	829,814
Hasbro, Inc.	15,531	1,580,745
Hayward Holdings, Inc.*	4,657	122,153
Polaris, Inc.	2,120	233,009

		2,765,721

Multiline Retail (0.4%)
Dollar General Corp.	16,421	3,872,564
Dollar Tree, Inc.*	28,138	3,953,952
Kohl’s Corp.	19,009	938,855
Nordstrom, Inc. (x)*	2,106	47,638
Ollie’s Bargain Outlet Holdings, Inc.*	7,920	405,425
Target Corp.	49,310	11,412,306

		20,630,740

Specialty Retail (0.9%)
Advance Auto Parts, Inc.	7,941	1,904,887
AutoNation, Inc.*	21,968	2,566,961
AutoZone, Inc.*	6,063	12,710,412
Bath & Body Works, Inc.	12,530	874,469
Best Buy Co., Inc.	23,383	2,375,713
Burlington Stores, Inc.*	467	136,135
CarMax, Inc.*	18,102	2,357,423
Dick’s Sporting Goods, Inc. (x)	7,631	877,489
Foot Locker, Inc.	10,897	475,436
Gap, Inc. (The)	24,438	431,331
Leslie’s, Inc.*	1,840	43,534
Lithia Motors, Inc.	3,246	963,900
Lowe’s Cos., Inc.	32,862	8,494,170
O’Reilly Automotive, Inc.*	8,309	5,868,065
Penske Automotive Group, Inc.	3,861	413,976
Petco Health & Wellness Co., Inc.*	6,292	124,519
Victoria’s Secret & Co.*	3,977	220,883
Vroom, Inc. (x)*	10,481	113,090
Williams-Sonoma, Inc.	15,886	2,686,799

		43,639,192

Textiles, Apparel & Luxury Goods (0.3%)
Capri Holdings Ltd.*	17,931	1,163,901
Carter’s, Inc.	5,227	529,077
Columbia Sportswear Co.	4,547	443,060
Deckers Outdoor Corp.*	2,873	1,052,408
Hanesbrands, Inc.	133,304	2,228,843
PVH Corp.	8,619	919,216
Ralph Lauren Corp.	5,744	682,732
Skechers USA, Inc., Class A*	14,202	616,367
Tapestry, Inc.	113,303	4,600,102
Under Armour, Inc., Class A*	22,875	484,721
Under Armour, Inc., Class C*	24,042	433,718
VF Corp.	14,040	1,028,009

		14,182,154

Total Consumer Discretionary		263,530,185

Consumer Staples (6.1%)
Beverages (1.4%)
Brown-Forman Corp., Class A	2,786	188,863
Brown-Forman Corp., Class B	11,225	817,853
Coca-Cola Co. (The)	396,288	23,464,213
Constellation Brands, Inc., Class A	53,418	13,406,315
Diageo plc	138,351	7,558,015
Keurig Dr Pepper, Inc.	84,887	3,128,935
Molson Coors Beverage Co., Class B	64,436	2,986,609
Monster Beverage Corp.*	3,248	311,938
PepsiCo, Inc.	80,565	13,994,946

		65,857,687

Food & Staples Retailing (1.2%)
Albertsons Cos., Inc., Class A (x)	18,848	569,021
Casey’s General Stores, Inc.	4,475	883,141
Costco Wholesale Corp.	3,494	1,983,544

See Notes to Financial Statements.

1127

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Grocery Outlet Holding Corp.*	10,607	$299,966
Kroger Co. (The)	144,571	6,543,283
US Foods Holding Corp.*	26,819	934,106
Walgreens Boots Alliance, Inc.	217,447	11,342,036
Walmart, Inc.#	257,334	37,233,656

		59,788,753

Food Products (1.3%)
Archer-Daniels-Midland Co.	93,223	6,300,942
Beyond Meat, Inc. (x)*	855	55,712
Bunge Ltd.	16,685	1,557,712
Campbell Soup Co.	23,693	1,029,698
Conagra Brands, Inc.	56,896	1,942,998
Darling Ingredients, Inc.*	18,579	1,287,339
Flowers Foods, Inc.	22,757	625,135
General Mills, Inc.	74,157	4,996,699
Hain Celestial Group, Inc. (The)*	10,172	433,429
Hershey Co. (The)	2,523	488,125
Hormel Foods Corp.	34,348	1,676,526
Ingredion, Inc.	8,140	786,649
J M Smucker Co. (The)	12,740	1,730,347
Kellogg Co.	16,998	1,095,011
Kraft Heinz Co. (The)	80,651	2,895,371
Lamb Weston Holdings, Inc.	12,478	790,856
McCormick & Co., Inc. (Non-Voting)	30,303	2,927,573
Mondelez International, Inc., Class A	169,516	11,240,606
Nestle SA (Registered)	56,683	7,927,657
Pilgrim’s Pride Corp.*	3,410	96,162
Post Holdings, Inc.*	7,160	807,147
Seaboard Corp.	31	121,985
Tyson Foods, Inc., Class A	120,601	10,511,583

		61,325,262

Household Products (1.7%)
Church & Dwight Co., Inc.	28,223	2,892,857
Clorox Co. (The)	2,835	494,311
Colgate-Palmolive Co.	89,821	7,665,324
Kimberly-Clark Corp.	48,256	6,896,748
Procter & Gamble Co. (The)	380,291	62,208,002
Reckitt Benckiser Group plc	30,367	2,606,768
Reynolds Consumer Products, Inc.	6,596	207,114
Spectrum Brands Holdings, Inc.	5,082	516,941

		83,488,065

Personal Products (0.0%)
Coty, Inc., Class A*	41,323	433,892
Herbalife Nutrition Ltd.*	10,640	435,495
Olaplex Holdings, Inc.*	9,183	267,501

		1,136,888

Tobacco (0.5%)
Altria Group, Inc.	99,944	4,736,346
Philip Morris International, Inc.	199,809	18,981,855

		23,718,201

Total Consumer Staples		295,314,856

Energy (3.4%)
Energy Equipment & Services (0.3%)
Baker Hughes Co.	209,980	5,052,119
Halliburton Co.	101,925	2,331,025
NOV, Inc.	47,301	640,928
Schlumberger NV	170,014	5,091,919

		13,115,991

Oil, Gas & Consumable Fuels (3.1%)
Antero Midstream Corp.	40,586	392,872
APA Corp.	45,800	1,231,562
Chevron Corp.	245,050	28,756,617
ConocoPhillips	224,553	16,208,236
Continental Resources, Inc.	7,081	316,946
Coterra Energy, Inc.	484,478	9,205,082
Devon Energy Corp.	81,886	3,607,078
Diamondback Energy, Inc.	11,537	1,244,265
DT Midstream, Inc.	11,719	562,278
EOG Resources, Inc.	130,103	11,557,049
EQT Corp.*	36,966	806,228
Exxon Mobil Corp.	514,869	31,504,834
Hess Corp.	31,393	2,324,024
HollyFrontier Corp.	41,110	1,347,586
Kinder Morgan, Inc.	236,454	3,750,160
Marathon Oil Corp.	95,207	1,563,299
Marathon Petroleum Corp.	77,444	4,955,642
Occidental Petroleum Corp.	89,618	2,598,026
ONEOK, Inc.	53,884	3,166,224
Phillips 66	132,469	9,598,704
Pioneer Natural Resources Co.	27,774	5,051,535
Targa Resources Corp.	27,361	1,429,339
Valero Energy Corp.	98,351	7,387,144
Williams Cos., Inc. (The)	147,673	3,845,405

		152,410,135

Total Energy		165,526,126

Financials (16.6%)
Banks (6.4%)
Bank of America Corp.	1,121,710	49,904,878
Bank of Hawaii Corp.	4,830	404,561
Bank OZK	14,916	694,041
BOK Financial Corp.	3,710	391,368
Citigroup, Inc.	442,625	26,730,124
Citizens Financial Group, Inc.	42,467	2,006,566
Comerica, Inc.	23,724	2,063,988
Commerce Bancshares, Inc.	100,704	6,922,393
Cullen/Frost Bankers, Inc.	69,625	8,777,624
East West Bancorp, Inc.	27,496	2,163,385
Fifth Third Bancorp	83,621	3,641,695
First Citizens BancShares, Inc., Class A (x)	1,350	1,120,284
First Hawaiian, Inc.	15,801	431,841
First Horizon Corp.	66,450	1,085,129
First Republic Bank	21,629	4,466,605
FNB Corp.	38,655	468,885
Huntington Bancshares, Inc.	178,019	2,745,053
JPMorgan Chase & Co.	485,483	76,876,233
KeyCorp	115,767	2,677,691
M&T Bank Corp.	15,580	2,392,776
Mitsubishi UFJ Financial Group, Inc. (ADR) (x)	841,268	4,593,323

See Notes to Financial Statements.

1128

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
PacWest Bancorp	14,079	$635,948
People’s United Financial, Inc.	51,626	919,975
Pinnacle Financial Partners, Inc.	9,021	861,506
PNC Financial Services Group, Inc. (The)	137,608	27,593,156
Popular, Inc.	9,613	788,651
Prosperity Bancshares, Inc.	10,841	783,804
Regions Financial Corp.	116,761	2,545,390
Signature Bank	7,203	2,329,954
Sterling Bancorp	21,361	550,900
SVB Financial Group*	6,875	4,662,900
Synovus Financial Corp.	16,323	781,382
Truist Financial Corp.	224,235	13,128,959
Umpqua Holdings Corp.	26,698	513,670
US Bancorp	257,195	14,446,643
Webster Financial Corp.	10,927	610,164
Wells Fargo & Co.	664,815	31,897,824
Western Alliance Bancorp	5,802	624,585
Wintrust Financial Corp.	6,879	624,751
Zions Bancorp NA	19,384	1,224,293

		306,082,898

Capital Markets (4.0%)
Affiliated Managers Group, Inc.	4,987	820,411
Ameriprise Financial, Inc.	62,192	18,760,839
Ares Management Corp.	2,020	164,165
Bank of New York Mellon Corp. (The)	96,080	5,580,326
BlackRock, Inc.	25,163	23,038,236
Carlyle Group, Inc. (The)	19,706	1,081,859
Cboe Global Markets, Inc.	26,943	3,513,367
Charles Schwab Corp. (The)	182,848	15,377,517
CME Group, Inc.	43,575	9,955,145
Evercore, Inc., Class A	4,700	638,495
FactSet Research Systems, Inc.	640	311,046
Franklin Resources, Inc.	35,110	1,175,834
Goldman Sachs Group, Inc. (The)	62,585	23,941,892
Interactive Brokers Group, Inc., Class A	9,747	774,107
Intercontinental Exchange, Inc.	67,587	9,243,874
Invesco Ltd.	40,498	932,264
Janus Henderson Group plc	20,739	869,794
Jefferies Financial Group, Inc.	26,563	1,030,645
KKR & Co., Inc.	106,442	7,929,929
Lazard Ltd., Class A	12,143	529,799
Moody’s Corp.	6,988	2,729,373
Morgan Stanley	305,891	30,026,261
Morningstar, Inc.	267	91,311
MSCI, Inc.	2,835	1,736,976
Nasdaq, Inc.	52,484	11,022,165
Northern Trust Corp.	24,933	2,982,236
Raymond James Financial, Inc.	21,280	2,136,512
S&P Global, Inc.	8,546	4,033,114
SEI Investments Co.	13,137	800,569
State Street Corp.	44,334	4,123,062
Stifel Financial Corp.	12,386	872,222
T. Rowe Price Group, Inc.	18,308	3,600,085
Tradeweb Markets, Inc., Class A	12,742	1,275,984
Virtu Financial, Inc., Class A	11,124	320,705

		191,420,119

Consumer Finance (0.9%)
Ally Financial, Inc.	43,754	2,083,128
American Express Co.	74,525	12,192,290
Capital One Financial Corp.	144,668	20,989,880
Credit Acceptance Corp. (x)*	981	674,614
Discover Financial Services	16,357	1,890,215
OneMain Holdings, Inc.	13,633	682,195
Santander Consumer USA Holdings, Inc.	7,317	307,460
SLM Corp.	37,009	727,967
Synchrony Financial	113,883	5,283,033

		44,830,782

Diversified Financial Services (1.5%)
Berkshire Hathaway, Inc., Class B*	234,618	70,150,782
Equitable Holdings, Inc.‡	44,839	1,470,271
Voya Financial, Inc.	13,685	907,452

		72,528,505

Insurance (3.7%)
Aflac, Inc.	80,504	4,700,629
Alleghany Corp.*	1,460	974,681
Allstate Corp. (The)	58,935	6,933,703
American Financial Group, Inc.	8,232	1,130,418
American International Group, Inc.	104,325	5,931,920
Aon plc, Class A	54,270	16,311,391
Arch Capital Group Ltd.*	35,240	1,566,418
Arthur J Gallagher & Co.	24,880	4,221,390
Assurant, Inc.	7,122	1,110,035
Assured Guaranty Ltd.	8,546	429,009
Athene Holding Ltd., Class A*	14,019	1,168,203
Axis Capital Holdings Ltd.	9,401	512,073
Brighthouse Financial, Inc.*	10,040	520,072
Brown & Brown, Inc.	26,816	1,884,629
Chubb Ltd.	148,090	28,627,278
Cincinnati Financial Corp.	102,803	11,712,346
CNA Financial Corp.	3,355	147,888
Erie Indemnity Co., Class A	938	180,715
Everest Re Group Ltd.	9,986	2,735,365
Fidelity National Financial, Inc.	63,801	3,329,136
First American Financial Corp.	12,927	1,011,279
Globe Life, Inc.	12,158	1,139,448
GoHealth, Inc., Class A*	832	3,153
Hanover Insurance Group, Inc. (The)	4,334	568,014
Hartford Financial Services Group, Inc. (The)	42,112	2,907,413
Kemper Corp.	7,293	428,756
Lemonade, Inc. (x)*	4,156	175,009
Lincoln National Corp.	19,259	1,314,619
Loews Corp.	26,327	1,520,648
Markel Corp.*	1,368	1,688,112
Marsh & McLennan Cos., Inc.	115,128	20,011,549
Mercury General Corp.	3,231	171,437
MetLife, Inc.	173,760	10,858,262
Old Republic International Corp.	33,985	835,351
Primerica, Inc.	4,757	729,105
Principal Financial Group, Inc.	32,197	2,328,809
Progressive Corp. (The)	169,881	17,438,285

See Notes to Financial Statements.

1129

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Prudential Financial, Inc.	46,935	$5,080,244
Reinsurance Group of America, Inc.	8,237	901,869
RenaissanceRe Holdings Ltd.	3,158	534,744
Travelers Cos., Inc. (The)	66,638	10,424,182
Unum Group	24,742	607,911
W R Berkley Corp.	16,762	1,381,021
White Mountains Insurance Group Ltd.	367	372,101
Willis Towers Watson plc	15,601	3,705,082

		180,263,702

Mortgage Real Estate Investment Trusts (REITs) (0.1%)
AGNC Investment Corp. (REIT)	63,647	957,251
Annaly Capital Management, Inc. (REIT)	169,696	1,327,023
New Residential Investment Corp. (REIT)	52,536	562,660
Starwood Property Trust, Inc. (REIT)	33,300	809,190

		3,656,124

Thrifts & Mortgage Finance (0.0%)
MGIC Investment Corp.	41,023	591,552
New York Community Bancorp, Inc.	54,803	669,144
TFS Financial Corp.	5,976	106,791
UWM Holdings Corp. (x)	5,840	34,573

		1,402,060

Total Financials		800,184,190

Health Care (14.3%)
Biotechnology (1.2%)
AbbVie, Inc.	37,600	5,091,040
Amgen, Inc.	69,390	15,610,668
Biogen, Inc.*	24,515	5,881,639
BioMarin Pharmaceutical, Inc.*	22,150	1,956,952
Exact Sciences Corp.*	1,554	120,948
Exelixis, Inc.*	5,411	98,913
Gilead Sciences, Inc.	192,678	13,990,350
Horizon Therapeutics plc*	21,552	2,322,444
Incyte Corp.*	3,230	237,082
Ionis Pharmaceuticals, Inc.*	1,345	40,928
Iovance Biotherapeutics, Inc.*	12,445	237,575
Mirati Therapeutics, Inc.*	791	116,032
Moderna, Inc.*	2,788	708,096
Natera, Inc.*	689	64,346
Regeneron Pharmaceuticals, Inc.*	10,880	6,870,938
Sage Therapeutics, Inc.*	6,237	265,322
Seagen, Inc.*	1,734	268,076
Ultragenyx Pharmaceutical, Inc.*	2,002	168,348
United Therapeutics Corp.*	5,358	1,157,757
Vertex Pharmaceuticals, Inc.*	18,894	4,149,122

		59,356,576

Health Care Equipment & Supplies (2.7%)
Abbott Laboratories	165,112	23,237,863
Alcon, Inc. (x)	114,210	9,949,975
Baxter International, Inc.	61,089	5,243,880
Becton Dickinson and Co.	34,692	8,724,344
Boston Scientific Corp.*	273,672	11,625,587
Cooper Cos., Inc. (The)	5,878	2,462,529
Dentsply Sirona, Inc.	26,389	1,472,242
Envista Holdings Corp.*	19,530	880,022
Figs, Inc., Class A (x)*	3,442	94,862
Globus Medical, Inc., Class A*	8,902	642,724
Hologic, Inc.*	53,759	4,115,789
ICU Medical, Inc.*	2,417	573,651
Integra LifeSciences Holdings Corp.*	8,775	587,837
Masimo Corp.*	1,671	489,235
Medtronic plc	391,611	40,512,158
Quidel Corp.*	4,463	602,460
ResMed, Inc.	1,748	455,319
STERIS plc	8,945	2,177,302
Stryker Corp.	24,285	6,494,295
Tandem Diabetes Care, Inc.*	444	66,831
Teleflex, Inc.	4,672	1,534,659
Zimmer Biomet Holdings, Inc.	47,149	5,989,809

		127,933,373

Health Care Providers & Services (3.4%)
Acadia Healthcare Co., Inc.*	10,736	651,675
agilon health, Inc.*	512	13,824
Amedisys, Inc.*	451	73,008
AmerisourceBergen Corp.	18,036	2,396,804
Anthem, Inc.	35,770	16,580,826
Cardinal Health, Inc.	14,428	742,898
Centene Corp.*	97,998	8,075,035
Chemed Corp.	1,374	726,901
Cigna Corp.	89,782	20,616,641
CVS Health Corp.	171,902	17,733,410
DaVita, Inc.*	21,051	2,394,762
Encompass Health Corp.	5,060	330,216
HCA Healthcare, Inc.	3,894	1,000,446
Henry Schein, Inc.*	17,102	1,325,918
Humana, Inc.	15,673	7,270,078
Laboratory Corp. of America Holdings*	11,712	3,680,027
McKesson Corp.	36,097	8,972,631
Molina Healthcare, Inc.*	5,939	1,889,077
Oak Street Health, Inc. (x)*	1,142	37,846
Premier, Inc., Class A	14,769	608,040
Quest Diagnostics, Inc.	26,772	4,631,824
Signify Health, Inc., Class A (x)*	7,652	108,811
UnitedHealth Group, Inc.	125,485	63,011,038
Universal Health Services, Inc., Class B	18,541	2,404,026

		165,275,762

Health Care Technology (0.2%)
Cerner Corp.	64,857	6,023,270
Certara, Inc.*	4,339	123,314
Change Healthcare, Inc.*	72,713	1,554,604
Definitive Healthcare Corp.*	969	26,483
Teladoc Health, Inc.*	18,349	1,684,805

		9,412,476

Life Sciences Tools & Services (2.5%)
Adaptive Biotechnologies Corp.*	1,440	40,406
Agilent Technologies, Inc.	3,844	613,695

See Notes to Financial Statements.

1130

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Bio-Rad Laboratories, Inc., Class A*	2,576	$1,946,348
Charles River Laboratories International, Inc.*	381	143,553
Danaher Corp.	169,751	55,849,777
IQVIA Holdings, Inc.*	11,723	3,307,527
PerkinElmer, Inc.	22,513	4,526,464
QIAGEN NV*	27,560	1,531,785
Repligen Corp.*	386	102,228
Syneos Health, Inc.*	10,759	1,104,734
Thermo Fisher Scientific, Inc.	68,690	45,832,716
Waters Corp.*	8,012	2,985,271

		117,984,504

Pharmaceuticals (4.3%)
Bristol-Myers Squibb Co.	271,581	16,933,075
Catalent, Inc.*	15,089	1,931,845
Elanco Animal Health, Inc.*	304,020	8,628,088
Eli Lilly and Co.	21,641	5,977,677
Jazz Pharmaceuticals plc*	7,195	916,643
Johnson & Johnson	437,177	74,787,869
Merck & Co., Inc.	432,351	33,135,381
Nektar Therapeutics*	21,545	291,073
Organon & Co.	30,800	937,860
Perrigo Co. plc	16,216	630,802
Pfizer, Inc.#	928,726	54,841,270
Roche Holding AG	3,940	1,639,217
Roche Holding AG (ADR)	71,748	3,708,654
Royalty Pharma plc, Class A	16,112	642,063
Viatris, Inc.	146,779	1,985,920
Zoetis, Inc.	3,001	732,334

		207,719,771

Total Health Care		687,682,462

Industrials (10.0%)
Aerospace & Defense (1.9%)
Boeing Co. (The)*	65,104	13,106,737
BWX Technologies, Inc.	2,848	136,362
Curtiss-Wright Corp.	4,946	685,862
General Dynamics Corp.	68,033	14,182,839
HEICO Corp.	3,688	531,883
HEICO Corp., Class A	6,475	832,167
Hexcel Corp.*	10,144	525,459
Howmet Aerospace, Inc.	43,511	1,384,955
Huntington Ingalls Industries, Inc.	4,782	892,991
L3Harris Technologies, Inc.	29,312	6,250,491
Lockheed Martin Corp.	17,229	6,123,359
Mercury Systems, Inc.*	6,706	369,232
Northrop Grumman Corp.	50,798	19,662,382
Raytheon Technologies Corp.	225,464	19,403,432
Spirit AeroSystems Holdings, Inc., Class A	38,014	1,638,023
Textron, Inc.	27,398	2,115,126
TransDigm Group, Inc.*	4,470	2,844,172
Virgin Galactic Holdings, Inc. (x)*	1,736	23,228

		90,708,700

Air Freight & Logistics (0.1%)
CH Robinson Worldwide, Inc.	12,874	1,385,628
Expeditors International of Washington, Inc.	5,537	743,564
FedEx Corp.	16,837	4,354,722
GXO Logistics, Inc.*	1,680	152,594

		6,636,508

Airlines (0.2%)
Alaska Air Group, Inc.*	29,524	1,538,200
American Airlines Group, Inc. (x)*	77,524	1,392,331
Copa Holdings SA, Class A*	3,826	316,257
JetBlue Airways Corp.*	38,429	547,229
Southwest Airlines Co.*	71,752	3,073,856
United Airlines Holdings, Inc.*	39,259	1,718,759

		8,586,632

Building Products (1.2%)
A O Smith Corp.	16,068	1,379,438
Allegion plc	2,605	345,006
Armstrong World Industries, Inc.	2,984	346,502
AZEK Co., Inc. (The)*	6,177	285,624
Builders FirstSource, Inc. (x)*	24,880	2,132,465
Carlisle Cos., Inc.	3,848	954,766
Carrier Global Corp.	56,193	3,047,908
Fortune Brands Home & Security, Inc.	12,498	1,336,036
Johnson Controls International plc	347,744	28,275,065
Lennox International, Inc.	4,069	1,319,821
Masco Corp.	95,488	6,705,167
Owens Corning	12,490	1,130,345
Trane Technologies plc	43,484	8,785,073

		56,043,216

Commercial Services & Supplies (0.3%)
ADT, Inc.	19,186	161,354
Cintas Corp.	669	296,481
Clean Harbors, Inc.*	6,147	613,286
Driven Brands Holdings, Inc.*	6,526	219,404
MSA Safety, Inc.	3,173	478,996
Republic Services, Inc.	25,520	3,558,764
Rollins, Inc.	1,953	66,812
Stericycle, Inc.*	11,104	662,243
Waste Management, Inc.	43,144	7,200,734

		13,258,074

Construction & Engineering (0.1%)
AECOM*	36,727	2,840,834
MasTec, Inc.*	6,815	628,888
Quanta Services, Inc.	16,800	1,926,288
Valmont Industries, Inc.	2,532	634,266

		6,030,276

Electrical Equipment (0.9%)
Acuity Brands, Inc.	9,615	2,035,688
AMETEK, Inc.	28,003	4,117,561
ChargePoint Holdings, Inc. (x)*	12,717	242,259
Eaton Corp. plc	95,187	16,450,217
Emerson Electric Co.	72,509	6,741,162
Fluence Energy, Inc.*	2,829	100,599
Generac Holdings, Inc.*	3,354	1,180,340
Hubbell, Inc.	6,573	1,368,959
nVent Electric plc	20,213	768,094
Regal Rexnord Corp.	30,252	5,148,285

See Notes to Financial Statements.

1131

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Rockwell Automation, Inc.	5,541	$1,932,978
Sensata Technologies Holding plc*	18,887	1,165,139
Shoals Technologies Group, Inc., Class A*	12,407	301,490
Sunrun, Inc.*	24,205	830,231

		42,383,002

Industrial Conglomerates (1.4%)
3M Co.	60,051	10,666,859
General Electric Co.	152,799	14,434,922
Honeywell International, Inc.	167,310	34,885,808
Roper Technologies, Inc.	12,742	6,267,280

		66,254,869

Machinery (2.0%)
AGCO Corp.	6,833	792,765
Allison Transmission Holdings, Inc.	3,077	111,849
Caterpillar, Inc.	9,193	1,900,561
Colfax Corp.*	14,200	652,774
Crane Co.	5,987	609,058
Cummins, Inc.	17,432	3,802,616
Donaldson Co., Inc.	13,420	795,269
Dover Corp.	17,429	3,165,106
Flowserve Corp.	15,789	483,143
Fortive Corp.	39,680	3,027,187
Gates Industrial Corp. plc*	11,549	183,745
Graco, Inc.	7,726	622,870
IDEX Corp.	9,222	2,179,343
Illinois Tool Works, Inc.	42,519	10,493,689
Ingersoll Rand, Inc.	49,247	3,046,912
ITT, Inc.	10,461	1,069,010
Middleby Corp. (The)*	4,675	919,853
Nordson Corp.	5,843	1,491,543
Oshkosh Corp.	67,093	7,562,052
Otis Worldwide Corp.	70,253	6,116,929
PACCAR, Inc.	61,432	5,421,988
Parker-Hannifin Corp.	52,686	16,760,470
Pentair plc	20,074	1,466,004
Snap-on, Inc.	6,483	1,396,309
Stanley Black & Decker, Inc.	45,116	8,509,780
Timken Co. (The)	7,795	540,116
Toro Co. (The)	704	70,337
Westinghouse Air Brake Technologies Corp.#	22,022	2,028,446
Woodward, Inc.	6,970	762,936
Xylem, Inc.	99,384	11,918,129

		97,900,789

Marine (0.0%)
Kirby Corp.*	7,233	429,785

Professional Services (0.7%)
CACI International, Inc., Class A*	2,822	759,711
Clarivate plc*	52,782	1,241,433
CoStar Group, Inc.*	10,657	842,223
Dun & Bradstreet Holdings, Inc.*	19,440	398,325
Equifax, Inc.	29,349	8,593,094
FTI Consulting, Inc.*	4,071	624,573
IHS Markit Ltd.	45,350	6,027,922
Jacobs Engineering Group, Inc.	15,694	2,185,076
Legalzoom.com, Inc. (x)*	923	14,833
Leidos Holdings, Inc.	17,141	1,523,835
ManpowerGroup, Inc.	6,593	641,697
Nielsen Holdings plc	43,401	890,154
Robert Half International, Inc.	63,582	7,090,665
Science Applications International Corp.	7,028	587,470
TransUnion	7,368	873,697
Verisk Analytics, Inc.	6,998	1,600,652

		33,895,360

Road & Rail (1.0%)
AMERCO	1,087	789,412
Canadian National Railway Co.	19,973	2,453,883
CSX Corp.	379,465	14,267,884
JB Hunt Transport Services, Inc.	1,143	233,629
Knight-Swift Transportation Holdings, Inc.	34,200	2,084,148
Landstar System, Inc.	524	93,806
Norfolk Southern Corp.	29,956	8,918,201
Old Dominion Freight Line, Inc.	981	351,571
Ryder System, Inc.	6,337	522,359
Schneider National, Inc., Class B	6,285	169,129
TuSimple Holdings, Inc., Class A (x)*	3,574	128,128
Uber Technologies, Inc.*	28,244	1,184,271
Union Pacific Corp.	73,335	18,475,287
XPO Logistics, Inc.*	1,680	130,082

		49,801,790

Trading Companies & Distributors (0.2%)
Air Lease Corp.	12,993	574,680
Core & Main, Inc., Class A*	2,059	62,470
Fastenal Co.	7,875	504,473
MSC Industrial Direct Co., Inc., Class A	5,446	457,791
SiteOne Landscape Supply, Inc.*	2,563	620,964
United Rentals, Inc.*	8,704	2,892,252
Univar Solutions, Inc.*	20,309	575,760
Watsco, Inc.	3,966	1,240,882
WW Grainger, Inc.	6,231	3,229,153

		10,158,425

Total Industrials		482,087,426

Information Technology (11.1%)
Communications Equipment (0.9%)
Arista Networks, Inc.*	3,100	445,625
Ciena Corp.*	18,719	1,440,801
Cisco Systems, Inc.	513,782	32,558,365
F5, Inc.*	7,314	1,789,809
Juniper Networks, Inc.	39,387	1,406,510
Lumentum Holdings, Inc.*	9,185	971,497
Motorola Solutions, Inc.	20,185	5,484,265
Ubiquiti, Inc.	89	27,296
Viasat, Inc.*	8,440	375,918

		44,500,086

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	20,499	1,792,843
Arrow Electronics, Inc.*	28,258	3,794,202

See Notes to Financial Statements.

1132

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Avnet, Inc.	12,041	$496,451
Coherent, Inc.*	306	81,561
Corning, Inc.	61,188	2,278,029
IPG Photonics Corp.*	4,078	701,987
Jabil, Inc.	3,588	252,416
Keysight Technologies, Inc.*	12,632	2,608,634
Littelfuse, Inc.	2,907	914,775
National Instruments Corp.	16,099	703,043
TD SYNNEX Corp.	5,053	577,861
Teledyne Technologies, Inc.*	5,580	2,437,846
Trimble, Inc.*	30,412	2,651,622
Vontier Corp.	9,422	289,538

		19,580,808

IT Services (2.4%)
Accenture plc, Class A	47,674	19,763,257
Akamai Technologies, Inc.*	19,522	2,284,855
Alliance Data Systems Corp.	6,200	412,734
Amdocs Ltd.	15,705	1,175,362
Automatic Data Processing, Inc.	4,136	1,019,855
Broadridge Financial Solutions, Inc.	1,292	236,203
Cloudflare, Inc., Class A*	1,788	235,122
Cognizant Technology Solutions Corp., Class A	64,004	5,678,435
Concentrix Corp.	5,114	913,463
DXC Technology Co.*	30,484	981,280
Euronet Worldwide, Inc.*	1,795	213,910
Fastly, Inc., Class A (x)*	12,835	455,001
Fidelity National Information Services, Inc.	110,765	12,090,000
Fiserv, Inc.*	92,489	9,599,433
FleetCor Technologies, Inc.*	7,634	1,708,794
Genpact Ltd.	21,123	1,121,209
Global Payments, Inc.	35,638	4,817,545
GoDaddy, Inc., Class A*	18,305	1,553,362
International Business Machines Corp.	129,783	17,346,796
Jack Henry & Associates, Inc.	6,626	1,106,476
Kyndryl Holdings, Inc.*	22,480	406,888
Mastercard, Inc., Class A	11,122	3,996,357
Paychex, Inc.	5,007	683,455
PayPal Holdings, Inc.*	48,342	9,116,334
Paysafe Ltd. (x)*	50,547	197,639
Snowflake, Inc., Class A*	1,403	475,266
SolarWinds Corp. (x)	4,237	60,123
StoneCo Ltd., Class A*	1,852	31,225
Thoughtworks Holding, Inc.*	3,946	105,792
Twilio, Inc., Class A*	14,544	3,830,017
VeriSign, Inc.*	11,975	3,039,494
Visa, Inc., Class A	25,346	5,492,732
Western Union Co. (The)	139,758	2,493,283
WEX, Inc.*	1,784	250,456

		112,892,153

Semiconductors & Semiconductor Equipment (3.2%)
Advanced Micro Devices, Inc.*	9,309	1,339,565
Analog Devices, Inc.	58,969	10,364,981
Applied Materials, Inc.	6,439	1,013,241
Azenta, Inc.	1,564	161,264
Broadcom, Inc.	3,029	2,015,527
Cirrus Logic, Inc.*	7,019	645,888
First Solar, Inc.*	12,869	1,121,662
GLOBALFOUNDRIES, Inc. (x)*	3,500	227,395
Intel Corp.	624,511	32,162,317
KLA Corp.	8,169	3,513,569
Lam Research Corp.	5,765	4,145,900
Marvell Technology, Inc.	99,494	8,704,730
Microchip Technology, Inc.	160,646	13,985,841
Micron Technology, Inc.	117,409	10,936,648
MKS Instruments, Inc.	1,047	182,356
NVIDIA Corp.	25,495	7,498,334
NXP Semiconductors NV	52,641	11,990,567
ON Semiconductor Corp.*	23,600	1,602,912
Qorvo, Inc.*	13,465	2,105,791
QUALCOMM, Inc.	77,181	14,114,090
Skyworks Solutions, Inc.	10,577	1,640,916
Texas Instruments, Inc.	113,769	21,442,043
Wolfspeed, Inc.*	14,003	1,565,115

		152,480,652

Software (3.2%)
Adobe, Inc.*	37,955	21,522,762
ANSYS, Inc.*	44,984	18,043,982
Black Knight, Inc.*	18,454	1,529,652
C3.ai, Inc., Class A (x)*	3,049	95,281
CDK Global, Inc.	12,504	521,917
Ceridian HCM Holding, Inc.*	15,683	1,638,246
Citrix Systems, Inc.	24,122	2,281,700
Datto Holding Corp.*	2,893	76,231
Dolby Laboratories, Inc., Class A	7,795	742,240
Duck Creek Technologies, Inc.*	6,764	203,664
Dynatrace, Inc.*	1,409	85,033
Guidewire Software, Inc.*	10,185	1,156,303
Informatica, Inc., Class A*	1,315	48,629
Jamf Holding Corp.*	982	37,326
Mandiant Corp.*	20,118	352,870
Manhattan Associates, Inc.*	3,588	557,898
McAfee Corp., Class A	1,952	50,342
Microsoft Corp.	172,281	57,941,546
N-able, Inc.*	4,798	53,258
NCR Corp.*	10,211	410,482
NortonLifeLock, Inc.	117,912	3,063,354
Nuance Communications, Inc.*	21,451	1,186,669
Oracle Corp.	133,862	11,674,105
Paycor HCM, Inc.*	1,101	31,720
Pegasystems, Inc.	277	30,974
Procore Technologies, Inc.*	342	27,350
salesforce.com, Inc.*	90,779	23,069,667
SS&C Technologies Holdings, Inc.	27,215	2,231,086
Synopsys, Inc.*	6,745	2,485,533
Teradata Corp.*	1,929	81,925
Tyler Technologies, Inc.*	655	352,357
VMware, Inc., Class A	35,024	4,058,581
Zoom Video Communications, Inc., Class A*	1,529	281,198

		155,923,881

Technology Hardware, Storage & Peripherals (1.0%)
Apple, Inc.	200,818	35,659,252
Dell Technologies, Inc., Class C*	16,890	948,711
Hewlett Packard Enterprise Co.	157,901	2,490,099

See Notes to Financial Statements.

1133

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
HP, Inc.	95,340	$3,591,458
NetApp, Inc.	9,107	837,753
Pure Storage, Inc., Class A*	2,071	67,411
Western Digital Corp.*	71,545	4,665,449
Xerox Holdings Corp.	17,232	390,133

		48,650,266

Total Information Technology		534,027,846

Materials (3.6%)
Chemicals (2.2%)
Air Products and Chemicals, Inc.	26,872	8,176,075
Albemarle Corp.	14,117	3,300,131
Ashland Global Holdings, Inc.	6,669	717,984
Axalta Coating Systems Ltd.*	20,615	682,769
Celanese Corp.	8,584	1,442,627
CF Industries Holdings, Inc.	25,965	1,837,803
Chemours Co. (The)	9,691	325,230
Corteva, Inc.	356,301	16,845,911
Diversey Holdings Ltd.*	1,383	18,408
Dow, Inc.	84,304	4,781,723
DuPont de Nemours, Inc.	125,830	10,164,547
Eastman Chemical Co.	16,489	1,993,685
Ecolab, Inc.	51,698	12,127,834
Element Solutions, Inc.	28,088	681,977
FMC Corp.	11,687	1,284,284
Huntsman Corp.	25,594	892,719
International Flavors & Fragrances, Inc.	41,861	6,306,360
LyondellBasell Industries NV, Class A	27,999	2,582,348
Mosaic Co. (The)	41,947	1,648,098
NewMarket Corp.	813	278,631
Olin Corp.	16,128	927,682
PPG Industries, Inc.	63,461	10,943,215
RPM International, Inc.	100,229	10,123,129
Sherwin-Williams Co. (The)	24,484	8,622,285
Valvoline, Inc.	21,987	819,895
Westlake Chemical Corp.	3,220	312,759

		107,838,109

Construction Materials (0.4%)
Eagle Materials, Inc.	4,992	830,968
Martin Marietta Materials, Inc.	36,922	16,264,880
Vulcan Materials Co.	16,059	3,333,527

		20,429,375

Containers & Packaging (0.4%)
Amcor plc	187,132	2,247,455
AptarGroup, Inc.	7,974	976,656
Ardagh Metal Packaging SA (x)*	4,741	42,811
Avery Dennison Corp.	4,714	1,020,911
Ball Corp.	27,486	2,646,077
Berry Global Group, Inc.*	16,398	1,209,844
Crown Holdings, Inc.	13,451	1,487,950
Graphic Packaging Holding Co.	24,605	479,798
International Paper Co.	47,532	2,233,053
Packaging Corp. of America	11,382	1,549,659
Sealed Air Corp.	8,327	561,823
Silgan Holdings, Inc.	10,167	435,554
Sonoco Products Co.	11,907	689,296
Westrock Co.	32,030	1,420,851

		17,001,738

Metals & Mining (0.6%)
Alcoa Corp.	22,674	1,350,917
Cleveland-Cliffs, Inc.*	55,315	1,204,208
Freeport-McMoRan, Inc.	125,704	5,245,628
Newmont Corp.	124,910	7,746,918
Nucor Corp.	35,683	4,073,214
Reliance Steel & Aluminum Co.	31,208	5,062,562
Royal Gold, Inc.	7,955	836,946
Southern Copper Corp.	899	55,477
Steel Dynamics, Inc.	19,140	1,188,020
United States Steel Corp.	32,461	772,896

		27,536,786

Paper & Forest Products (0.0%)
Louisiana-Pacific Corp.	10,682	836,935
Sylvamo Corp.*	4,321	120,512

		957,447

Total Materials		173,763,455

Real Estate (3.4%)
Equity Real Estate Investment Trusts (REITs) (3.3%)
Alexandria Real Estate Equities, Inc. (REIT)	18,735	4,177,156
American Campus Communities, Inc. (REIT)	82,237	4,711,358
American Homes 4 Rent (REIT), Class A	34,344	1,497,742
Americold Realty Trust (REIT)	58,827	1,928,937
Apartment Income REIT Corp. (REIT)	18,971	1,037,145
AvalonBay Communities, Inc. (REIT)	16,932	4,276,854
Boston Properties, Inc. (REIT)	18,958	2,183,583
Brixmor Property Group, Inc. (REIT)	35,937	913,159
Camden Property Trust (REIT)	11,812	2,110,568
Cousins Properties, Inc. (REIT)	37,645	1,516,341
Crown Castle International Corp. (REIT)	58,191	12,146,789
CubeSmart (REIT)	24,374	1,387,124
CyrusOne, Inc. (REIT)	15,048	1,350,107
Digital Realty Trust, Inc. (REIT)	34,092	6,029,852
Douglas Emmett, Inc. (REIT)	20,194	676,499
Duke Realty Corp. (REIT)	45,456	2,983,732
EPR Properties (REIT)	8,983	426,603
Equinix, Inc. (REIT)	3,150	2,664,396
Equity LifeStyle Properties, Inc. (REIT)	73,358	6,430,562
Equity Residential (REIT)	44,764	4,051,142
Essex Property Trust, Inc. (REIT)	7,870	2,772,050
Extra Space Storage, Inc. (REIT)	14,509	3,289,626
Federal Realty Investment Trust (REIT)	9,370	1,277,318
First Industrial Realty Trust, Inc. (REIT)	15,619	1,033,978
Gaming and Leisure Properties, Inc. (REIT)	26,767	1,302,482

See Notes to Financial Statements.

1134

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Healthcare Trust of America, Inc. (REIT), Class A	26,417	$882,064
Healthpeak Properties, Inc. (REIT)	65,469	2,362,776
Highwoods Properties, Inc. (REIT)	12,475	556,260
Host Hotels & Resorts, Inc. (REIT)*	85,851	1,492,949
Hudson Pacific Properties, Inc. (REIT)	17,993	444,607
Invitation Homes, Inc. (REIT)	70,017	3,174,571
Iron Mountain, Inc. (REIT)	10,297	538,842
JBG SMITH Properties (REIT)	15,037	431,712
Kilroy Realty Corp. (REIT)	14,093	936,621
Kimco Realty Corp. (REIT)	70,540	1,738,811
Lamar Advertising Co. (REIT), Class A	1,318	159,873
Life Storage, Inc. (REIT)	9,445	1,446,785
Medical Properties Trust, Inc. (REIT)	71,755	1,695,571
MGM Growth Properties LLC (REIT), Class A	20,891	853,397
Mid-America Apartment Communities, Inc. (REIT)	25,684	5,892,937
National Retail Properties, Inc. (REIT)	21,206	1,019,372
Omega Healthcare Investors, Inc. (REIT)	28,969	857,193
Orion Office REIT, Inc. (REIT)*	6,690	124,902
Park Hotels & Resorts, Inc. (REIT)*	28,501	538,099
Prologis, Inc. (REIT)	89,603	15,085,561
Public Storage (REIT)	10,098	3,782,307
Rayonier, Inc. (REIT)	17,034	687,492
Realty Income Corp. (REIT)	66,904	4,789,657
Regency Centers Corp. (REIT)	20,503	1,544,901
Rexford Industrial Realty, Inc. (REIT)	16,741	1,357,863
SBA Communications Corp. (REIT)	10,960	4,263,659
Simon Property Group, Inc. (REIT)	5,190	829,206
SL Green Realty Corp. (REIT)	8,122	582,347
Spirit Realty Capital, Inc. (REIT)	14,416	694,707
STORE Capital Corp. (REIT)	29,659	1,020,270
Sun Communities, Inc. (REIT)	40,435	8,490,137
UDR, Inc. (REIT)	35,861	2,151,301
Ventas, Inc. (REIT)	47,699	2,438,373
VICI Properties, Inc. (REIT)(x)	71,292	2,146,602
Vornado Realty Trust (REIT)	21,301	891,660
Welltower, Inc. (REIT)	51,349	4,404,204
Weyerhaeuser Co. (REIT)	91,006	3,747,627
WP Carey, Inc. (REIT)	22,187	1,820,443

		158,050,762

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	38,406	4,167,435
Howard Hughes Corp. (The)*	5,036	512,564
Jones Lang LaSalle, Inc.*	6,133	1,651,862
Opendoor Technologies, Inc. (x)*	43,609	637,128

		6,968,989

Total Real Estate		165,019,751

Utilities (3.6%)
Electric Utilities (2.4%)
Alliant Energy Corp.	30,384	1,867,704
American Electric Power Co., Inc.	149,030	13,259,199
Avangrid, Inc.	6,933	345,818
Duke Energy Corp.	184,801	19,385,625
Edison International	45,294	3,091,315
Entergy Corp.	24,341	2,742,014
Evergy, Inc.	27,773	1,905,506
Eversource Energy	41,694	3,793,320
Exelon Corp.	118,624	6,851,722
FirstEnergy Corp.	66,073	2,747,976
Hawaiian Electric Industries, Inc.	12,797	531,076
IDACORP, Inc.	6,110	692,324
NextEra Energy, Inc.	281,270	26,259,367
NRG Energy, Inc.	16,130	694,880
OGE Energy Corp.	24,236	930,178
PG&E Corp.*	183,420	2,226,719
Pinnacle West Capital Corp.	13,684	965,954
PPL Corp.	93,605	2,813,766
Southern Co. (The)	240,403	16,486,838
Xcel Energy, Inc.	96,889	6,559,385

		114,150,686

Gas Utilities (0.1%)
Atmos Energy Corp.	15,707	1,645,622
National Fuel Gas Co.	10,593	677,317
UGI Corp.	25,252	1,159,319

		3,482,258

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp. (The)	80,213	1,949,176
Brookfield Renewable Corp.	11,613	427,707
Vistra Corp.	58,152	1,324,121

		3,701,004

Multi-Utilities (0.9%)
Ameren Corp.	56,195	5,001,917
CenterPoint Energy, Inc.	72,077	2,011,669
CMS Energy Corp.	35,105	2,283,580
Consolidated Edison, Inc.	43,004	3,669,101
Dominion Energy, Inc.	185,368	14,562,510
DTE Energy Co.	23,438	2,801,779
MDU Resources Group, Inc.	24,213	746,729
NiSource, Inc.	47,563	1,313,215
Public Service Enterprise Group, Inc.	61,262	4,088,013
Sempra Energy	38,855	5,139,740
WEC Energy Group, Inc.	38,333	3,720,984

		45,339,237

Water Utilities (0.1%)
American Water Works Co., Inc.	22,055	4,165,307

See Notes to Financial Statements.

1135

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Essential Utilities, Inc.	27,207	$1,460,744

		5,626,051

Total Utilities		172,299,236

Total Common Stocks (83.1%) (Cost $2,386,341,732)		4,007,487,222

EXCHANGE TRADED FUNDS (ETF):
Equity (8.2%)
iShares Core S&P 500 ETF	794	378,730
iShares Morningstar Growth ETF (x)	8,000	574,560
iShares Morningstar U.S. Equity ETF	5,416	359,677
iShares Morningstar Value ETF‡	1,219,310	84,863,976
iShares Russell 1000 ETF (x)	1,631	431,285
iShares Russell 1000 Value ETF	509,388	85,541,527
iShares S&P 500 Value ETF (x)	299,191	46,862,287
SPDR Portfolio S&P 500 Growth ETF (x)	6,900	500,043
SPDR Portfolio S&P 500 Value ETF (x)	932,300	39,156,600
Vanguard Growth ETF	1,790	574,411
Vanguard Large-Cap ETF	1,464	323,573
Vanguard Russell 1000 Growth ETF (x)	5,600	439,824
Vanguard Russell 1000 Value (x)	670,200	49,420,548
Vanguard Value ETF	581,001	85,471,057

Total Exchange Traded Funds (8.2%)
(Cost $276,898,004)		394,898,098

SHORT-TERM INVESTMENTS:
Investment Companies (3.6%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	10,000,000	10,000,000
JPMorgan Prime Money Market Fund, IM Shares	161,710,354	161,775,038

Total Investment Companies		171,775,038

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.5%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $700,009, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $714,126. (xx)	$700,000	700,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $16,850,147, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $17,187,123. (xx)	16,850,119	16,850,119
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $1,000,005, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $1,020,410. (xx)	1,000,000	1,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $2,000,078, collateralized by various Common Stocks; total market value $2,222,643. (xx)	2,000,000	2,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $2,000,105, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $2,222,420. (xx)	2,000,000	2,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $1,900,022, collateralized by various Common Stocks; total market value $2,100,193. (xx)	1,900,000	1,900,000

Total Repurchase Agreements		24,450,119

Total Short-Term Investments (4.1%) (Cost $196,192,326)		196,225,157

Total Investments in Securities (95.4%) (Cost $2,859,432,062)		4,598,610,477
Other Assets Less Liabilities (4.6%)		220,999,448

Net Assets (100%)		$4,819,609,925

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $41,487,312.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $35,796,451. This was collateralized by $2,384,301 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $34,450,119 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
USD	— United States Dollar

See Notes to Financial Statements.

1136

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Diversified Financial Services
Equitable Holdings, Inc.	44,839	1,444,555	—	(372,888)	83,815	314,789	1,470,271	35,454	—
EXCHANGE TRADED FUNDS (ETF):
Equity
iShares Morningstar Value ETF (a)	1,219,310	48,429,525	22,465,042	—	—	13,969,409	84,863,976	1,581,379	—

Total		49,874,080	22,465,042	(372,888)	83,815	14,284,198	86,334,247	1,616,833	—

(a)	Formerly known as iShares Morningstar Large-Cap Value ETF.

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	1,023	3/2022	USD	243,397,275	2,817,680
S&P Midcap 400 E-Mini Index	541	3/2022	USD	153,519,570	3,414,678

					6,232,358

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$268,051,689	$—	$—	$268,051,689
Consumer Discretionary	263,530,185	—	—	263,530,185
Consumer Staples	277,222,416	18,092,440	—	295,314,856
Energy	165,526,126	—	—	165,526,126
Financials	800,184,190	—	—	800,184,190
Health Care	686,043,245	1,639,217	—	687,682,462
Industrials	482,087,426	—	—	482,087,426
Information Technology	534,027,846	—	—	534,027,846
Materials	173,763,455	—	—	173,763,455
Real Estate	165,019,751	—	—	165,019,751
Utilities	172,299,236	—	—	172,299,236
Exchange Traded Funds	394,898,098	—	—	394,898,098
Futures	6,232,358	—	—	6,232,358

See Notes to Financial Statements.

1137

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Companies	$171,775,038	$—	$—	$171,775,038
Repurchase Agreements	—	24,450,119	—	24,450,119

Total Assets	$4,560,661,059	$44,181,776	$—	$4,604,842,835

Total Liabilities	$—	$—	$—	$—

Total	$4,560,661,059	$44,181,776	$—	$4,604,842,835

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$6,232,358	*

Total		$6,232,358

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$92,542,452	$92,542,452

Total	$92,542,452	$92,542,452

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(3,504,249)	$(3,504,249)

Total	$(3,504,249)	$(3,504,249)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $387,468,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,078,371,977
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,564,315,682

See Notes to Financial Statements.

1138

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,737,728,801
Aggregate gross unrealized depreciation	(96,666,222)

Net unrealized appreciation	$1,641,062,579

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,963,780,256

See Notes to Financial Statements.

1139

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $62,820,910)	$86,334,247
Unaffiliated Issuers (Cost $2,772,161,033)	4,487,826,111
Repurchase Agreements (Cost $24,450,119)	24,450,119
Cash	257,614,447
Dividends, interest and other receivables	3,813,278
Receivable for Portfolio shares sold	156,231
Receivable for securities sold	107,187
Securities lending income receivable	6,601
Other assets	17,789

Total assets	4,860,326,010

LIABILITIES
Payable for return of collateral on securities loaned	34,450,119
Investment management fees payable	1,814,321
Payable for Portfolio shares redeemed	1,227,295
Payable for securities purchased	1,139,032
Due to broker for futures variation margin	643,801
Distribution fees payable – Class IB	625,834
Administrative fees payable	472,632
Distribution fees payable – Class IA	249,183
Trustees’ fees payable	7,402
Accrued expenses	86,466

Total liabilities	40,716,085

NET ASSETS	$4,819,609,925

Net assets were comprised of:
Paid in capital	$3,243,390,330
Total distributable earnings (loss)	1,576,219,595

Net assets	$4,819,609,925

Class IA
Net asset value, offering and redemption price per share, $1,200,074,078 / 60,121,262 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.96

Class IB
Net asset value, offering and redemption price per share, $3,004,157,270 / 151,010,629 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.89

Class K
Net asset value, offering and redemption price per share, $615,378,577 / 30,806,744 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.98

(x)	Includes value of securities on loan of $35,796,451.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($1,616,833 of dividend income received from affiliates) (net of $196,734 foreign withholding tax)	$81,169,661
Interest	116,743
Securities lending (net)	199,794

Total income	81,486,198

EXPENSES
Investment management fees	21,205,671
Distribution fees – Class IB	7,378,601
Administrative fees	5,571,635
Distribution fees – Class IA	2,864,150
Custodian fees	249,801
Printing and mailing expenses	238,341
Professional fees	180,062
Trustees’ fees	139,404
Miscellaneous	107,803

Total expenses	37,935,468

NET INVESTMENT INCOME (LOSS)	43,550,730

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($83,815 realized gain (loss) from affiliates)	434,657,330
Futures contracts	92,542,452
Foreign currency transactions	2,490

Net realized gain (loss)	527,202,272

Change in unrealized appreciation (depreciation) on:
Investments in securities ($14,284,198 of change in unrealized appreciation (depreciation) from affiliates)	467,171,914
Futures contracts	(3,504,249)
Foreign currency translations	(6,666)

Net change in unrealized appreciation (depreciation)	463,660,999

NET REALIZED AND UNREALIZED GAIN (LOSS)	990,863,271

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,034,414,001

See Notes to Financial Statements.

1140

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$43,550,730	$62,829,141
Net realized gain (loss)	527,202,272	223,615,090
Net change in unrealized appreciation (depreciation)	463,660,999	(72,569,689)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,034,414,001	213,874,542

Distributions to shareholders:
Class IA	(133,163,359)	(69,586,063)
Class IB	(335,831,619)	(185,990,598)
Class K	(69,491,654)	(41,914,886)

Total distributions to shareholders	(538,486,632)	(297,491,547)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 552,069 and 868,306 shares, respectively ]	11,185,736	14,433,310
Capital shares issued in reinvestment of dividends and distributions [ 6,750,013 and 3,992,108 shares, respectively ]	133,163,359	69,586,063
Capital shares repurchased [ (4,499,254) and (5,149,664) shares, respectively ]	(92,170,921)	(86,014,892)

Total Class IA transactions	52,178,174	(1,995,519)

Class IB
Capital shares sold [ 1,234,664 and 1,575,425 shares, respectively ]	25,141,063	25,818,828
Capital shares issued in reinvestment of dividends and distributions [ 17,079,246 and 10,702,336 shares, respectively ]	335,831,619	185,990,598
Capital shares repurchased [ (19,896,411) and (16,889,208) shares, respectively ]	(406,568,752)	(283,743,323)

Total Class IB transactions	(45,596,070)	(71,933,897)

Class K
Capital shares sold [ 159,713 and 2,576,111 shares, respectively ]	3,261,822	38,263,468
Capital shares issued in reinvestment of dividends and distributions [ 3,520,062 and 2,403,186 shares, respectively ]	69,491,654	41,914,886
Capital shares repurchased [ (6,290,071) and (3,813,981) shares, respectively ]	(128,289,884)	(64,123,165)

Total Class K transactions	(55,536,408)	16,055,189

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(48,954,304)	(57,874,227)

TOTAL INCREASE (DECREASE) IN NET ASSETS	446,973,065	(141,491,232)
NET ASSETS:
Beginning of year	4,372,636,860	4,514,128,092

End of year	$4,819,609,925	$4,372,636,860

See Notes to Financial Statements.

1141

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$18.00	$18.30	$15.80	$19.01	$16.94

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.26	0.32	0.31	0.26
Net realized and unrealized gain (loss)	4.24	0.72	3.67	(2.13)	2.09

Total from investment operations	4.42	0.98	3.99	(1.82)	2.35

Less distributions:
Dividends from net investment income	(0.20)	(0.27)	(0.36)	(0.48)	(0.28)
Distributions from net realized gains	(2.26)	(1.01)	(1.13)	(0.91)	—

Total dividends and distributions	(2.46)	(1.28)	(1.49)	(1.39)	(0.28)

Net asset value, end of year	$19.96	$18.00	$18.30	$15.80	$19.01

Total return	24.84%	5.68%	25.45%	(9.96)%	13.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,200,074	$1,031,911	$1,054,423	$912,284	$1,107,955
Ratio of expenses to average net assets:
After waivers (f)	0.84%	0.85%	0.85%	0.84%	0.85%
Before waivers (f)	0.84%	0.85%	0.85%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.89%	1.54%	1.81%	1.64%	1.44%
Before waivers (f)	0.89%	1.54%	1.81%	1.64%	1.44%
Portfolio turnover rate^	25%	26%	20%	19%	18%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.95	$18.25	$15.76	$18.96	$16.90

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.26	0.32	0.31	0.26
Net realized and unrealized gain (loss)	4.22	0.72	3.66	(2.12)	2.08

Total from investment operations	4.40	0.98	3.98	(1.81)	2.34

Less distributions:
Dividends from net investment income	(0.20)	(0.27)	(0.36)	(0.48)	(0.28)
Distributions from net realized gains	(2.26)	(1.01)	(1.13)	(0.91)	—

Total dividends and distributions	(2.46)	(1.28)	(1.49)	(1.39)	(0.28)

Net asset value, end of year	$19.89	$17.95	$18.25	$15.76	$18.96

Total return	24.80%	5.70%	25.46%	(9.94)%	13.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,004,157	$2,738,938	$2,869,388	$72,578,700	$3,242,869
Ratio of expenses to average net assets:
After waivers (f)	0.84%	0.85%	0.85%	0.84%	0.85%
Before waivers (f)	0.84%	0.85%	0.85%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.89%	1.54%	1.81%	1.64%	1.44%
Before waivers (f)	0.89%	1.54%	1.81%	1.63%	1.44%
Portfolio turnover rate^	25%	26%	20%	19%	18%

See Notes to Financial Statements.

1142

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$18.01	$18.30	$15.80	$19.01	$16.94

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.30	0.37	0.36	0.30
Net realized and unrealized gain (loss)	4.25	0.73	3.67	(2.13)	2.10

Total from investment operations	4.48	1.03	4.04	(1.77)	2.40

Less distributions:
Dividends from net investment income	(0.25)	(0.31)	(0.41)	(0.53)	(0.33)
Distributions from net realized gains	(2.26)	(1.01)	(1.13)	(0.91)	—

Total dividends and distributions	(2.51)	(1.32)	(1.54)	(1.44)	(0.33)

Net asset value, end of year	$19.98	$18.01	$18.30	$15.80	$19.01

Total return	25.16%	5.98%	25.74%	(9.72)%	14.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$615,379	$601,788	$590,317	$552,422	$680,418
Ratio of expenses to average net assets:
After waivers (f)	0.59%	0.60%	0.60%	0.59%	0.60%
Before waivers (f)	0.59%	0.60%	0.60%	0.59%	0.60%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.14%	1.78%	2.05%	1.89%	1.68%
Before waivers (f)	1.14%	1.78%	2.05%	1.89%	1.68%
Portfolio turnover rate^	25%	26%	20%	19%	18%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1143

EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Lazard Asset Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	5.92%	6.56%
MSCI Emerging Markets (Net Dividends) IndexSM	(2.54)	10.14

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.92% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the MSCI Emerging Markets (Net Dividends) IndexSM, which returned (2.54)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Consumer Discretionary, Communication Services, Energy and Materials sectors boosted relative performance, as did stock selection in China and Korea.

•	Lower-than-benchmark exposure to the Consumer Discretionary sector and to China contributed.

•	Higher-than-benchmark exposure to the Energy and Financials sectors, and to Russia and Mexico added value.

•	Shares of Taiwanese integrated circuits maker Novatek Microelectronics rebounded from recent weakness on bullish sentiment about the company’s outlook for 2022.

•	Shares of Russian energy company Lukoil climbed, thanks to a spike in both oil and gas prices.

•	Shares of America Movil gained on news that the Mexican telecommunication services company successfully executed on the divestment of non-core assets and improved shareholder returns.

•	Shares of UPL climbed after the Indian agrichemical company reported strong quarterly earnings.

•	Shares of China Shenhua gained after the Chinese mining company reported strong year-over-year increases in coal sales and power generation.

What hurt performance during the year:

•	Security selection in the Financials and Real Estate sectors hurt relative performance.

•	Lower-than-benchmark exposure to Taiwan and Saudi Arabia detracted from returns.

•	Chinese property management company A-Living saw its stock price fall on ongoing share-price overhang as a result of cash flow issues for its parent company, Agile Group.

•	Shares of Ping An Insurance faltered after the China-based insurer disclosed an ongoing regulatory probe into its past real estate transactions.

•	Brazil-based lender Banco do Brasil saw its stock price fall on worries about the country’s upcoming elections and the lowering of gross domestic product (GDP) growth forecasts.

•

Brazilian insurance company BB Seguridade Participacoes reported increased COVID claims in the first half of 2021 and traded lower with the broader Brazilian market given the increase in political risk. Korea-based chipmaker Samsung Electronics saw its stock price fall on concerns over falling DRAM prices, with PC manufacturers lacking sufficient non-memory components to ship their products.

Portfolio Positioning and Outlook — Lazard Asset Management

While the first quarter of 2022 has some elements of déjà vu, we think weathering the current market uncertainties, from pandemic unknowns to political showdowns, should remain a leading driver for market participants. Preparing for likely uncertainty — and the

1144

EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO (Unaudited)

potential for big shifts from pitfalls to opportunities — will require some new planning and could lead investors through the hardest parts with greater confidence. Nevertheless, the valuations of emerging markets stocks are generally inexpensive compared to other asset classes.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Financials	$114,045,998	27.0%
Information Technology	93,273,701	22.0
Energy	41,669,518	9.9
Consumer Discretionary	36,473,428	8.6
Materials	33,467,271	7.9
Communication Services	31,820,271	7.5
Consumer Staples	29,089,413	6.9
Industrials	13,136,980	3.1
Health Care	10,139,155	2.4
Real Estate	8,071,648	1.9
Utilities	2,950,054	0.7
Repurchase Agreement	387	0.0 #
Cash and Other	9,011,821	2.1

		100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$957.70	$6.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.35%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1145

EQ ADVISORS TRUST

EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Austria (0.8%)
Mondi plc	129,434	$3,199,068

Brazil (9.3%)
Banco do Brasil SA	1,475,100	7,640,329
BB Seguridade Participacoes SA	1,761,900	6,563,631
CCR SA	2,721,710	5,663,307
Engie Brasil Energia SA	427,800	2,950,054
Petroleo Brasileiro SA (ADR)	783,188	8,599,404
Vale SA (ADR)	326,995	4,584,470
Vibra Energia SA	808,100	3,104,729

		39,105,924

China (19.4%)
AAC Technologies Holdings, Inc. (x)	638,394	2,521,630
A-Living Smart City Services Co. Ltd. (m)	1,726,750	2,945,255
Anhui Conch Cement Co. Ltd., Class H	1,224,374	6,115,942
China Construction Bank Corp., Class H	20,327,574	14,077,358
China Merchants Bank Co. Ltd., Class H	1,051,281	8,163,470
China Shenhua Energy Co. Ltd., Class H	1,688,054	3,957,349
China Vanke Co. Ltd., Class H	2,203,600	5,126,393
Gree Electric Appliances, Inc. of Zhuhai, Class A	721,200	4,190,267
Hengan International Group Co. Ltd.	1,051,973	5,416,665
Huayu Automotive Systems Co. Ltd., Class A	918,100	4,076,699
Lenovo Group Ltd.	4,926,000	5,660,362
Ping An Insurance Group Co. of China Ltd., Class H	1,053,000	7,582,632
Sinopharm Group Co. Ltd., Class H	2,760,631	6,004,489
Tingyi Cayman Islands Holding Corp.	1,660,000	3,410,456
Weichai Power Co. Ltd., Class H	1,538,906	3,011,677

		82,260,644

Egypt (1.4%)
Commercial International Bank Egypt SAE (Registered) (GDR) (m)*	1,757,651	5,800,248

Greece (0.9%)
OPAP SA	279,737	3,971,453

Hong Kong (1.2%)
ASM Pacific Technology Ltd.	464,912	5,023,223

Hungary (1.7%)
OTP Bank Nyrt.*	140,889	7,208,108

India (6.9%)
Axis Bank Ltd.*	123,766	1,129,760
Axis Bank Ltd. (GDR) (m)*	56,761	2,622,358
Bajaj Auto Ltd.	63,973	2,796,293
Bharat Petroleum Corp. Ltd.	608,126	3,153,294
Coal India Ltd.	1,365,193	2,682,245
Hero MotoCorp Ltd.	84,090	2,785,178
Indus Towers Ltd.	1,533,505	5,122,297
Petronet LNG Ltd.	1,079,293	3,141,951
UPL Ltd.	578,103	5,810,143

		29,243,519

Indonesia (5.5%)
Astra International Tbk. PT	11,053,496	4,420,623
Bank Mandiri Persero Tbk. PT	16,902,428	8,331,139
Telkom Indonesia Persero Tbk. PT (ADR)	360,754	10,458,258

		23,210,020

Mexico (5.2%)
America Movil SAB de CV (ADR), Class L	346,612	7,316,979
Grupo Financiero Banorte SAB de CV, Class O	955,547	6,214,754
Grupo Mexico SAB de CV	1,219,302	5,315,372
Kimberly-Clark de Mexico SAB de CV, Class A	2,105,373	3,198,855

		22,045,960

Portugal (1.8%)
Galp Energia SGPS SA	790,000	7,663,016

Russia (7.1%)
Gazprom PJSC (ADR)	561,427	5,187,585
LUKOIL PJSC (ADR)	81,393	7,284,674
Mobile TeleSystems PJSC (ADR)	768,016	6,105,727
Sberbank of Russia PJSC	1,680,737	6,606,399
X5 Retail Group NV (GDR) (m)	186,246	4,929,932

		30,114,317

South Africa (6.9%)
Anglo American plc	108,683	4,436,774
Bidvest Group Ltd. (The)	375,307	4,461,996
Life Healthcare Group Holdings Ltd.	2,741,819	4,134,666
Nedbank Group Ltd.	612,975	6,732,531
Sanlam Ltd.	803,114	2,991,707
Standard Bank Group Ltd.	410,434	3,606,204
Vodacom Group Ltd.	333,450	2,817,010

		29,180,888

South Korea (15.0%)
Coway Co. Ltd.*	90,484	5,663,100
Hyundai Mobis Co. Ltd.	25,527	5,465,086
KB Financial Group, Inc.	170,101	7,870,078
KT&G Corp.	73,318	4,872,447
Samsung Electronics Co. Ltd.	253,450	16,694,120
Shinhan Financial Group Co. Ltd.	208,852	6,465,408
SK Hynix, Inc.	149,591	16,484,897

		63,515,136

Taiwan (11.1%)
ASE Technology Holding Co. Ltd.	2,045,000	7,871,923
Globalwafers Co. Ltd.	106,000	3,402,176
Hon Hai Precision Industry Co. Ltd.	1,860,000	6,991,723
Novatek Microelectronics Corp.	474,000	9,234,323
Quanta Computer, Inc.	2,398,000	8,207,995

See Notes to Financial Statements.

1146

EQ ADVISORS TRUST

EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Taiwan Semiconductor Manufacturing Co. Ltd.	198,429	$4,410,808
Wiwynn Corp.	168,000	6,770,521

		46,889,469

Thailand (2.0%)
Kasikornbank PCL	1,044,467	4,439,884
Siam Cement PCL (The)	346,642	4,005,502

		8,445,386

United Kingdom (1.7%)
Unilever plc	135,538	7,261,058

Total Common Stocks (97.9%) (Cost $390,852,728)		414,137,437

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.0%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $348, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $355. (xx)	$348	348
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $39, collateralized by various Common Stocks; total market value $43. (xx)	39	39

Total Repurchase Agreements		387

Total Short-Term Investments (0.0%) (Cost $387)		387

Total Investments in Securities (97.9%) (Cost $390,853,115)		414,137,824
Other Assets Less Liabilities (2.1%)		9,011,821

Net Assets (100%)		$423,149,645

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $16,297,793 or 3.9% of net assets.

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $360. This was collateralized by cash of $387 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Austria	$—	$3,199,068	$—	$3,199,068
Brazil	13,183,874	25,922,050	—	39,105,924
China	—	82,260,644	—	82,260,644
Egypt	—	5,800,248	—	5,800,248
Greece	—	3,971,453	—	3,971,453
Hong Kong	—	5,023,223	—	5,023,223
Hungary	—	7,208,108	—	7,208,108
India	—	29,243,519	—	29,243,519
Indonesia	10,458,258	12,751,762	—	23,210,020
Mexico	22,045,960	—	—	22,045,960

See Notes to Financial Statements.

1147

EQ ADVISORS TRUST

EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Portugal	$—	$7,663,016	$—	$7,663,016
Russia	6,105,727	24,008,590	—	30,114,317
South Africa	—	29,180,888	—	29,180,888
South Korea	—	63,515,136	—	63,515,136
Taiwan	—	46,889,469	—	46,889,469
Thailand	—	8,445,386	—	8,445,386
United Kingdom	—	7,261,058	—	7,261,058
Short-Term Investments
Repurchase Agreements	—	387	—	387

Total Assets	$51,793,819	$362,344,005	$—	$414,137,824

Total Liabilities	$—	$—	$—	$—

Total	$51,793,819	$362,344,005	$—	$414,137,824

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$490	$490

Total	$490	$490

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$192	$192

Total	$192	$192

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $272,000 for one month during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$145,052,584
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$142,951,000

See Notes to Financial Statements.

1148

EQ ADVISORS TRUST

EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$64,772,740
Aggregate gross unrealized depreciation	(42,865,357)

Net unrealized appreciation	$21,907,383

Federal income tax cost of investments in securities and derivative instruments, if applicable	$392,230,441

See Notes to Financial Statements.

1149

EQ ADVISORS TRUST

EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $390,852,728)	$414,137,437
Repurchase Agreements (Cost $387)	387
Cash	8,449,917
Foreign cash (Cost $118)	119
Dividends, interest and other receivables	1,353,743
Receivable for Portfolio shares sold	224,762
Other assets	2,184

Total assets	424,168,549

LIABILITIES
Accrued India taxes	296,727
Investment management fees payable	293,093
Payable for Portfolio shares redeemed	136,265
Distribution fees payable – Class IB	88,706
Administrative fees payable	32,312
Payable for return of collateral on securities loaned	387
Accrued expenses	171,414

Total liabilities	1,018,904

NET ASSETS	$423,149,645

Net assets were comprised of:
Paid in capital	$398,591,642
Total distributable earnings (loss)	24,558,003

Net assets	$423,149,645

Class IB
Net asset value, offering and redemption price per share, $423,149,645 / 20,474,360 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.67

(x)	Includes value of securities on loan of $360.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $2,491,464 foreign withholding tax)	$17,758,068
Interest	3,799
Securities lending (net)	22,762

Total income	17,784,629

EXPENSES
Investment management fees	4,309,046
Distribution fees – Class IB	1,077,258
Custodian fees	423,300
Administrative fees	395,739
Professional fees	74,419
Printing and mailing expenses	32,606
Trustees’ fees	12,082
Miscellaneous	15,708

Gross expenses	6,340,158
Less: Waiver from investment manager	(523,608)

Net expenses	5,816,550

NET INVESTMENT INCOME (LOSS)	11,968,079

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities (net of India tax of $1,115,637 on realized gain on investments)	30,476,496
Forward foreign currency contracts	490
Foreign currency transactions	(178,070)

Net realized gain (loss)	30,298,916

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $(395,412) on unrealized depreciation on investments)	(18,154,837)
Forward foreign currency contracts	192
Foreign currency translations	(5,231)

Net change in unrealized appreciation (depreciation)	(18,159,876)

NET REALIZED AND UNREALIZED GAIN (LOSS)	12,139,040

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,107,119

See Notes to Financial Statements.

1150

EQ ADVISORS TRUST

EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,968,079	$8,011,080
Net realized gain (loss)	30,298,916	(6,818,360)
Net change in unrealized appreciation (depreciation)	(18,159,876)	(6,708,647)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,107,119	(5,515,927)

Distributions to shareholders:
Class IB	(33,822,156)	(7,715,843)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,862,656 and 2,578,955 shares, respectively ]	41,997,172	46,357,036
Capital shares issued in reinvestment of dividends and distributions [ 1,653,206 and 383,430 shares, respectively ]	33,822,156	7,715,843
Capital shares repurchased [ (2,440,535) and (2,672,944) shares, respectively ]	(54,846,016)	(49,273,305)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	20,973,312	4,799,574

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,258,275	(8,432,196)
NET ASSETS:
Beginning of year	411,891,370	420,323,566

End of year	$423,149,645	$411,891,370

See Notes to Financial Statements.

1151

EQ ADVISORS TRUST

EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$21.23		$22.00		$19.20		$19.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.63		0.42		0.46		0.02	(1)
Net realized and unrealized gain (loss)	0.60		(0.78)		3.13		(0.23)

Total from investment operations	1.23		(0.36)		3.59		(0.21)

Less distributions:
Dividends from net investment income	(0.61)		(0.34)		(0.55)		(0.03)
Distributions from net realized gains	(1.18)		(0.07)		(0.24)		—

Total dividends and distributions	(1.79)		(0.41)		(0.79)		(0.03)

Net asset value, end of period	$20.67		$21.23		$22.00		$19.20

Total return (b)	5.92%		(1.56)%		18.79%		(1.06)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$423,150		$411,891		$420,324		$350,341
Ratio of expenses to average net assets:
After waivers (a)(f)	1.35	%(j)	1.37	%(k)	1.38	%(m)	1.37	%(m)
Before waivers (a)(f)	1.47%		1.48%		1.50%		1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.78%		2.28%		2.21%		0.59	%(aa)(l)
Before waivers (a)(f)	2.66%		2.17%		2.08%		0.52	%(aa)(l)
Portfolio turnover rate^	34%		36%		22%		0	%(z)
*	Commencement of Operations.
(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.01 for Class IB.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.35% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.37% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.38% for Class IB.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.08% lower.

See Notes to Financial Statements.

1152

EQ/LONG-TERM BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Total Returns as of 12/31/21

Since Incept.
Portfolio – Class IB Shares*	(1.58)%
Portfolio – Class K Shares*	(1.50)
Bloomberg U.S. Long Government/Credit Bond Index	(0.54)

* Date of inception 8/2/21. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.58)% for the period ended December 31, 2021. This compares to the Portfolio’s benchmark, the Bloomberg U.S. Long Government/Credit Bond Index, which returned (0.54)% over the same period.

Portfolio Highlights

In the past year the developed world benefited from strong economic growth with the rollout of the COVID-19 vaccines, strong consumer demand for goods in the U.S., and continued low borrowing costs for most of the year. The conditions that favored equity investors were viewed less optimistically by bondholders, as short- and intermediate-term interest rates crept upward from historically low levels, and the yield curve flattened. According to market strategists, this may indicate investors see inflation on the horizon, combined with higher interest rates designed to reign in growth. The Portfolio, with only five months since its inception, produced slightly negative returns in this environment.

Details by Sector

The Portfolio is designed to track an index that measures the return of high-quality long-term government and corporate bonds. As of 12/31/2021, the Portfolio had roughly 60% allocated to corporate bonds and 40% allocated to U.S. Treasury obligations.

•	Long U.S. government bonds were roughly flat during the period.

•	Long U.S. corporate bonds fell to a greater extent, especially as inflation concerns swept the market late in the year.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	23.12
Weighted Average Coupon (%)	3.61
Weighted Average Modified Duration (Years)*	16.51
Weighted Average Rating**	A	+

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1153

EQ/LONG-TERM BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	39.9%
Financials	7.8
Health Care	7.5
Communication Services	7.1
Utilities	5.9
Energy	4.6
Industrials	4.6
Information Technology	4.3
Consumer Staples	4.2
Foreign Government Securities	3.7
Municipal Bonds	2.7
Consumer Discretionary	2.6
Materials	1.8
U.S. Government Agency Securities	0.9
Real Estate	0.7
Asset-Backed Securities	0.6
Supranational	0.4
Repurchase Agreement	0.1
Investment Companies	0.1
Cash and Other	0.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on July 30, 2021, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/21†	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class B
Actual	$1,000.00	$984.20	$2.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class K
Actual	1,000.00	985.00	1.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

†  Commenced operations on August 2, 2021.

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.65% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 152/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

1154

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Security (0.6%)
FedEx Corp. Pass-Through Trust,
Series 2020-1 AA 1.875%, 2/20/34	$18,965,569	$18,705,529

Total Asset-Backed Security		18,705,529

Corporate Bonds (51.1%)
Communication Services (7.1%)
Diversified Telecommunication Services (3.3%)
AT&T, Inc. 3.500%, 6/1/41	15,543,000	15,959,688
4.300%, 12/15/42	12,705,000	14,136,556
4.800%, 6/15/44	5,020,000	5,964,140
4.550%, 3/9/49	7,826,000	9,207,315
3.650%, 6/1/51	7,010,000	7,157,800
Bell Canada (The) 4.300%, 7/29/49	2,607,000	3,142,526
Deutsche Telekom International Finance BV 9.250%, 6/1/32	6,231,000	9,914,000
Telefonica Emisiones SA 7.045%, 6/20/36	13,883,000	19,807,588
4.895%, 3/6/48	640,000	777,976
TELUS Corp. 4.300%, 6/15/49	6,946,000	8,383,722
Verizon Communications, Inc. 4.272%, 1/15/36	2,042,000	2,386,690
2.650%, 11/20/40	6,492,000	6,168,300
3.400%, 3/22/41	3,712,000	3,831,874
3.700%, 3/22/61	5,355,000	5,869,175

		112,707,350

Entertainment (0.2%)
Activision Blizzard, Inc. 2.500%, 9/15/50	2,344,000	2,051,855
NBCUniversal Media LLC 6.400%, 4/30/40	242,000	354,102
Walt Disney Co. (The) 6.150%, 3/1/37	429,000	603,030
4.625%, 3/23/40	1,522,000	1,888,951
4.700%, 3/23/50	1,038,000	1,369,897

		6,267,835

Interactive Media & Services (0.1%)
Alphabet, Inc. 2.250%, 8/15/60	3,602,000	3,211,556

Media (2.5%)
Charter Communications Operating LLC 6.384%, 10/23/35	4,984,000	6,436,387
3.500%, 6/1/41	625,000	607,031
3.500%, 3/1/42	7,714,000	7,458,589
6.484%, 10/23/45	3,149,000	4,309,470
5.375%, 5/1/47	3,959,000	4,722,097
3.900%, 6/1/52	3,147,000	3,131,265
3.950%, 6/30/62	3,894,000	3,723,638
Comcast Corp. 4.250%, 1/15/33	175,000	202,686
3.250%, 11/1/39	6,253,000	6,550,978
3.750%, 4/1/40	210,000	230,319
4.049%, 11/1/52	225,000	263,149
2.937%, 11/1/56§	40,000	38,583
4.950%, 10/15/58	5,291,000	7,292,519
2.650%, 8/15/62	5,108,000	4,531,394
2.987%, 11/1/63§	289,000	276,527
Discovery Communications LLC 5.200%, 9/20/47	978,000	1,203,502
Fox Corp. 5.476%, 1/25/39	2,722,000	3,506,122
5.576%, 1/25/49	2,219,000	3,004,800
Interpublic Group of Cos., Inc. (The) 5.400%, 10/1/48	8,400,000	11,693,867
Time Warner Cable LLC 5.875%, 11/15/40	4,068,000	5,063,359
4.500%, 9/15/42	1,041,000	1,126,481
ViacomCBS, Inc. 6.875%, 4/30/36	4,187,000	6,016,928
5.900%, 10/15/40	1,328,000	1,762,480
4.375%, 3/15/43	678,000	763,618

		83,915,789

Wireless Telecommunication Services (1.0%)
America Movil SAB de CV 6.375%, 3/1/35	2,989,000	4,128,257
6.125%, 3/30/40	3,914,000	5,413,062
Rogers Communications, Inc. 5.450%, 10/1/43	1,064,000	1,377,176
5.000%, 3/15/44	3,712,000	4,563,600
T-Mobile USA, Inc. 4.500%, 4/15/50	8,235,000	9,614,363
3.600%, 11/15/60	1,969,000	1,957,501
Vodafone Group plc 6.250%, 11/30/32	258,000	340,062
6.150%, 2/27/37	602,000	813,486
4.250%, 9/17/50	2,709,000	3,137,542
5.125%, 6/19/59	1,140,000	1,492,013

		32,837,062

Total Communication Services		238,939,592

Consumer Discretionary (2.6%)
Auto Components (0.1%)
Aptiv plc 5.400%, 3/15/49	428,000	572,461
3.100%, 12/1/51	3,687,000	3,514,869

		4,087,330

Automobiles (0.3%)
General Motors Co. 6.600%, 4/1/36	3,313,000	4,478,547
5.150%, 4/1/38	1,991,000	2,391,814
5.200%, 4/1/45	1,110,000	1,371,170

		8,241,531

Hotels, Restaurants & Leisure (0.0%)
McDonald’s Corp. 4.875%, 12/9/45	86,000	110,718
4.450%, 3/1/47	30,000	36,745
4.450%, 9/1/48	430,000	530,497
3.625%, 9/1/49	67,000	73,975
Starbucks Corp. 4.500%, 11/15/48	161,000	198,933

		950,868

See Notes to Financial Statements.

1155

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Household Durables (0.3%)
M.D.C. Holdings, Inc. 6.000%, 1/15/43	$2,605,000	$3,288,812
PulteGroup, Inc. 7.875%, 6/15/32	4,123,000	5,869,308

		9,158,120

Internet & Direct Marketing Retail (0.8%)
Alibaba Group Holding Ltd. 4.000%, 12/6/37	8,295,000	8,948,231
3.150%, 2/9/51	200,000	185,750
Amazon.com, Inc. 4.800%, 12/5/34	413,000	532,583
3.875%, 8/22/37	322,000	377,139
4.950%, 12/5/44	1,106,000	1,498,495
4.050%, 8/22/47	1,820,000	2,221,266
3.250%, 5/12/61	541,000	581,360
eBay, Inc. 4.000%, 7/15/42	4,984,000	5,579,693
3.650%, 5/10/51	6,826,000	7,415,835

		27,340,352

Multiline Retail (0.4%)
Dollar Tree, Inc. 3.375%, 12/1/51	5,866,000	5,906,193
Target Corp. 7.000%, 1/15/38	2,991,000	4,713,487
3.625%, 4/15/46	1,628,000	1,915,993

		12,535,673

Specialty Retail (0.6%)
Home Depot, Inc. (The) 5.875%, 12/16/36	372,000	526,201
5.950%, 4/1/41	199,000	285,619
4.250%, 4/1/46	1,522,000	1,868,635
Lowe’s Cos., Inc. 3.700%, 4/15/46	1,134,000	1,236,999
4.050%, 5/3/47	124,000	142,793
3.000%, 10/15/50	394,000	388,446
TJX Cos., Inc. (The) 4.500%, 4/15/50	11,494,000	15,345,283

		19,793,976

Textiles, Apparel & Luxury Goods (0.1%)
NIKE, Inc. 3.250%, 3/27/40	2,736,000	2,979,950
3.875%, 11/1/45	1,462,000	1,756,703

		4,736,653

Total Consumer Discretionary		86,844,503

Consumer Staples (4.2%)
Beverages (1.3%)
Anheuser-Busch Cos. LLC 4.700%, 2/1/36	367,000	441,695
4.900%, 2/1/46	506,000	640,203
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	132,000	213,565
5.550%, 1/23/49	4,035,000	5,584,481
5.800%, 1/23/59	819,000	1,184,960
Coca-Cola Co. (The) 2.875%, 5/5/41	755,000	783,113
4.200%, 3/25/50	3,053,000	3,880,217
2.750%, 6/1/60	1,068,000	1,059,452
Diageo Capital plc 2.125%, 4/29/32	200,000	198,473
5.875%, 9/30/36	727,000	1,019,333
3.875%, 4/29/43	922,000	1,081,257
Fomento Economico Mexicano SAB de CV 3.500%, 1/16/50	1,774,000	1,848,286
Molson Coors Beverage Co. 5.000%, 5/1/42	10,206,000	12,338,615
PepsiCo, Inc. 2.625%, 10/21/41	13,520,000	13,698,317
3.450%, 10/6/46	719,000	809,823

		44,781,790

Food & Staples Retailing (0.9%)
Kroger Co. (The) 5.150%, 8/1/43	283,000	369,788
Sysco Corp. 6.600%, 4/1/40	1,713,000	2,488,448
6.600%, 4/1/50	9,828,000	15,269,321
Walgreens Boots Alliance, Inc. 4.100%, 4/15/50	2,896,000	3,248,741
Walmart, Inc. 5.250%, 9/1/35	469,000	639,074
2.500%, 9/22/41	7,839,000	7,889,034
4.050%, 6/29/48	609,000	774,526

		30,678,932

Food Products (0.8%)
Archer-Daniels-Midland Co. 4.535%, 3/26/42	3,129,000	3,992,118
4.500%, 3/15/49	1,957,000	2,577,774
Conagra Brands, Inc. 5.400%, 11/1/48	10,853,000	14,599,184
General Mills, Inc. 5.400%, 6/15/40	147,000	195,261
4.700%, 4/17/48 (x)	390,000	503,757
Mead Johnson Nutrition Co. 4.600%, 6/1/44	755,000	977,980
Tyson Foods, Inc. 4.550%, 6/2/47	3,434,000	4,250,006

		27,096,080

Household Products (0.7%)
Colgate-Palmolive Co. 4.000%, 8/15/45	3,777,000	4,740,904
3.700%, 8/1/47	4,854,000	5,899,571
Kimberly-Clark Corp. 6.625%, 8/1/37	2,025,000	3,050,656
3.200%, 7/30/46	1,253,000	1,369,420
Procter & Gamble Co. (The) 3.600%, 3/25/50	6,940,000	8,568,735

		23,629,286

Tobacco (0.5%)
Altria Group, Inc. 2.450%, 2/4/32	147,000	138,803
3.875%, 9/16/46	849,000	820,235

See Notes to Financial Statements.

1156

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
5.950%, 2/14/49	$3,077,000	$3,818,117
Philip Morris International, Inc. 6.375%, 5/16/38	6,759,000	9,489,007
4.250%, 11/10/44	623,000	710,499

		14,976,661

Total Consumer Staples		141,162,749

Energy (4.6%)
Energy Equipment & Services (0.0%)
Baker Hughes Holdings LLC 4.080%, 12/15/47	1,216,000	1,384,333
Halliburton Co. 5.000%, 11/15/45	617,000	745,627
NOV, Inc. 3.950%, 12/1/42	528,000	521,466

		2,651,426

Oil, Gas & Consumable Fuels (4.6%)
BP Capital Markets America, Inc. 2.939%, 6/4/51	2,365,000	2,276,761
Burlington Resources LLC 5.950%, 10/15/36	28,000	37,610
Cenovus Energy, Inc. 6.800%, 9/15/37	9,509,000	12,860,439
5.400%, 6/15/47	477,000	593,620
Cheniere Corpus Christi Holdings LLC 2.742%, 12/31/39§	17,399,000	16,971,895
Chevron Corp. 3.078%, 5/11/50	2,891,000	3,054,889
ConocoPhillips 5.900%, 10/15/32	314,000	412,312
6.500%, 2/1/39	1,270,000	1,850,193
4.875%, 10/1/47§	5,970,000	7,885,656
Devon Energy Corp. 5.600%, 7/15/41	44,000	55,293
Diamondback Energy, Inc. 4.400%, 3/24/51	2,455,000	2,793,188
Enable Midstream Partners LP 5.000%, 5/15/44 (e)	69,000	74,894
Enbridge, Inc. 4.500%, 6/10/44	7,465,000	8,742,329
3.400%, 8/1/51	876,000	886,688
Energy Transfer LP 6.125%, 12/15/45	37,000	46,126
5.300%, 4/15/47	538,000	620,023
5.400%, 10/1/47	352,000	414,031
Enterprise Products Operating LLC 6.125%, 10/15/39	6,522,000	8,807,015
3.300%, 2/15/53	10,233,000	10,165,803
EOG Resources, Inc. 4.950%, 4/15/50	2,348,000	3,177,547
Exxon Mobil Corp. 4.227%, 3/19/40	2,176,000	2,573,728
4.327%, 3/19/50	4,865,000	5,975,517
Kinder Morgan, Inc. 7.750%, 1/15/32	5,616,000	7,889,223
3.250%, 8/1/50	957,000	909,996
Marathon Oil Corp. 6.800%, 3/15/32	2,960,000	3,818,563
6.600%, 10/1/37	1,319,000	1,740,802
5.200%, 6/1/45	890,000	1,063,569
Marathon Petroleum Corp. 6.500%, 3/1/41	3,657,000	5,016,982
4.750%, 9/15/44	1,055,000	1,239,670
5.000%, 9/15/54	2,494,000	2,946,200
MPLX LP 4.500%, 4/15/38	2,448,000	2,749,755
5.200%, 3/1/47	1,639,000	1,996,920
5.500%, 2/15/49	880,000	1,123,176
ONEOK Partners LP 6.125%, 2/1/41	86,000	108,901
ONEOK, Inc. 5.200%, 7/15/48	654,000	789,320
7.150%, 1/15/51	2,557,000	3,740,499
Phillips 66 4.650%, 11/15/34	258,000	304,093
5.875%, 5/1/42	1,742,000	2,399,789
Plains All American Pipeline LP 4.900%, 2/15/45	8,256,000	9,020,354
TransCanada PipeLines Ltd. 5.000%, 10/16/43	567,000	701,832
5.100%, 3/15/49	1,021,000	1,357,688
Valero Energy Corp. 6.625%, 6/15/37	1,214,000	1,637,885
3.650%, 12/1/51	6,651,000	6,618,713
Williams Cos., Inc. (The) 8.750%, 3/15/32 (e)	285,000	421,739
6.300%, 4/15/40	3,874,000	5,235,676
5.100%, 9/15/45	1,435,000	1,773,060

		154,879,962

Total Energy		157,531,388

Financials (7.8%)
Banks (4.4%)
Bank of America Corp.
(ICE LIBOR USD 3 Month + 1.81%), 4.244%, 4/24/38 (k)	1,495,000	1,752,479
7.750%, 5/14/38	5,167,000	8,058,777
5.875%, 2/7/42	12,210,000	17,230,232
(ICE LIBOR USD 3 Month + 1.99%), 4.443%, 1/20/48 (k)	3,129,000	3,885,906
(ICE LIBOR USD 3 Month + 1.52%), 4.330%, 3/15/50 (k)	152,000	188,621
Citigroup, Inc. 6.125%, 8/25/36	2,750,000	3,735,457
(SOFR + 4.55%), 5.316%, 3/26/41 (k)	6,496,000	8,544,427
5.875%, 1/30/42	980,000	1,384,483
(ICE LIBOR USD 3 Month + 1.84%), 4.281%, 4/24/48 (k)	418,000	508,765
Cooperatieve Rabobank UA 5.250%, 5/24/41	396,000	554,712
5.250%, 8/4/45	6,825,000	9,096,394
Fifth Third Bancorp 8.250%, 3/1/38	5,188,000	8,538,065
HSBC Bank USA NA 7.000%, 1/15/39	7,457,000	11,558,909

See Notes to Financial Statements.

1157

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
HSBC Holdings plc 6.800%, 6/1/38	$267,000	$377,179
6.100%, 1/14/42	3,557,000	5,051,223
JPMorgan Chase & Co.
(ICE LIBOR USD 3 Month + 1.36%), 3.882%, 7/24/38 (k)	159,000	179,330
5.400%, 1/6/42	163,000	221,586
(SOFR + 1.46%), 3.157%, 4/22/42 (k)	70,000	72,664
5.625%, 8/16/43	7,704,000	10,670,791
(ICE LIBOR USD 3 Month + 1.58%), 4.260%, 2/22/48 (k)	20,437,000	25,024,412
Kreditanstalt fuer Wiederaufbau
(Zero Coupon), 4/18/36	48,000	36,801
(Zero Coupon), 6/29/37	135,000	101,847
Mitsubishi UFJ Financial Group, Inc. 4.153%, 3/7/39	7,707,000	9,081,526
Sumitomo Mitsui Financial Group, Inc. 2.930%, 9/17/41	212,000	208,000
US Bancorp
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 0.95%), 2.491%, 11/3/36 (k)	11,920,000	11,871,306
Wells Fargo & Co.
(SOFR + 2.53%), 3.068%, 4/30/41 (k)	4,004,000	4,082,947
5.606%, 1/15/44	151,000	202,978
3.900%, 5/1/45	408,000	466,010
(SOFR + 4.50%), 5.013%, 4/4/51 (k)	3,823,000	5,197,920

		147,883,747

Capital Markets (0.8%)
Brookfield Finance I UK plc 2.340%, 1/30/32	333,000	324,847
Brookfield Finance, Inc. 3.500%, 3/30/51	1,221,000	1,281,327
Goldman Sachs Group, Inc. (The) 6.750%, 10/1/37	130,000	183,565
(SOFR + 1.47%), 2.908%, 7/21/42 (k)	178,000	176,685
4.800%, 7/8/44	887,000	1,131,052
Intercontinental Exchange, Inc. 4.250%, 9/21/48	5,452,000	6,731,255
Moody’s Corp. 2.750%, 8/19/41	214,000	203,835
5.250%, 7/15/44	55,000	74,526
4.875%, 12/17/48	6,262,000	8,293,649
Morgan Stanley
(SOFR + 4.84%), 5.597%, 3/24/51 (k)	3,845,000	5,723,323
(SOFR + 1.43%), 2.802%, 1/25/52 (k)	111,000	108,147
Raymond James Financial, Inc. 4.950%, 7/15/46	1,631,000	2,099,197

		26,331,408

Consumer Finance (0.5%)
AerCap Ireland Capital DAC 3.850%, 10/29/41	3,271,000	3,403,501
Ally Financial, Inc. 8.000%, 11/1/31	9,062,000	12,790,016

		16,193,517

Diversified Financial Services (0.2%)
National Rural Utilities Cooperative Finance Corp. 8.000%, 3/1/32	562,000	825,182
4.300%, 3/15/49	5,268,000	6,559,790
Shell International Finance BV 4.125%, 5/11/35	222,000	259,216
4.000%, 5/10/46	820,000	955,644

		8,599,832

Insurance (1.9%)
Alleghany Corp. 3.250%, 8/15/51	850,000	844,533
Allstate Corp. (The) 4.200%, 12/15/46	1,154,000	1,396,285
3.850%, 8/10/49	2,664,000	3,079,251
American International Group, Inc. 4.800%, 7/10/45	2,020,000	2,557,356
Aon Corp. 2.900%, 8/23/51	930,000	895,141
Aon plc 4.750%, 5/15/45	846,000	1,056,728
Berkshire Hathaway Finance Corp. 2.500%, 1/15/51	652,000	600,568
Brighthouse Financial, Inc. 4.700%, 6/22/47	1,708,000	1,832,662
Chubb Corp. (The) 6.000%, 5/11/37	6,118,000	8,614,980
Chubb INA Holdings, Inc. 4.350%, 11/3/45	6,282,000	7,823,849
Fidelity National Financial, Inc. 3.200%, 9/17/51 (x)	4,340,000	4,143,892
Hartford Financial Services Group, Inc. (The) 2.900%, 9/15/51	166,000	164,232
Marsh & McLennan Cos., Inc. 5.875%, 8/1/33	1,281,000	1,725,752
4.900%, 3/15/49	11,035,000	14,675,480
MetLife, Inc. 5.700%, 6/15/35	126,000	169,097
6.400%, 12/15/36	170,000	209,100
10.750%, 8/1/39	175,000	295,750
4.875%, 11/13/43	686,000	888,766
Progressive Corp. (The) 4.125%, 4/15/47	832,000	1,008,908
3.950%, 3/26/50	691,000	831,069
Prudential Financial, Inc. 4.600%, 5/15/44	1,333,000	1,656,732
3.935%, 12/7/49	6,605,000	7,693,939
Travelers Cos., Inc. (The) 6.250%, 6/15/37	94,000	134,031
3.750%, 5/15/46	871,000	1,000,675
4.000%, 5/30/47	174,000	208,430

See Notes to Financial Statements.

1158

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
2.550%, 4/27/50	$172,000	$163,823

		63,671,029

Total Financials		262,679,533

Health Care (7.5%)
Biotechnology (1.4%)
AbbVie, Inc. 4.500%, 5/14/35	433,000	517,796
4.050%, 11/21/39	6,970,000	7,993,200
4.400%, 11/6/42	31,000	37,215
4.450%, 5/14/46	297,000	358,113
4.875%, 11/14/48	4,529,000	5,865,790
Amgen, Inc. 2.000%, 1/15/32	145,000	140,113
2.800%, 8/15/41	8,878,000	8,574,994
5.150%, 11/15/41	1,089,000	1,404,225
4.563%, 6/15/48	589,000	734,671
2.770%, 9/1/53	11,390,000	10,432,190
Baxalta, Inc. 5.250%, 6/23/45	2,075,000	2,751,070
Biogen, Inc. 5.200%, 9/15/45	2,833,000	3,705,226
3.150%, 5/1/50	1,279,000	1,242,911
Gilead Sciences, Inc. 5.650%, 12/1/41	1,510,000	2,071,576
4.150%, 3/1/47	804,000	945,075

		46,774,165

Health Care Equipment & Supplies (1.0%)
Abbott Laboratories 4.750%, 11/30/36	2,206,000	2,812,932
6.150%, 11/30/37	470,000	678,179
4.750%, 4/15/43	150,000	199,407
Baxter International, Inc. 3.132%, 12/1/51§	1,402,000	1,436,858
Becton Dickinson and Co. 4.669%, 6/6/47	145,000	183,006
Boston Scientific Corp. 4.700%, 3/1/49	13,108,000	16,588,980
Koninklijke Philips NV 5.000%, 3/15/42	6,987,000	8,837,354
Medtronic, Inc. 4.625%, 3/15/45	1,529,000	2,001,427
Stryker Corp. 4.375%, 5/15/44	157,000	191,200
4.625%, 3/15/46	144,000	183,649

		33,112,992

Health Care Providers & Services (2.8%)
AmerisourceBergen Corp. 4.300%, 12/15/47	1,551,000	1,824,317
Anthem, Inc. 4.650%, 1/15/43	1,627,000	2,016,222
3.125%, 5/15/50	3,631,000	3,734,286
3.600%, 3/15/51	1,927,000	2,134,931
Banner Health 2.907%, 1/1/42	5,162,000	5,222,776
Baylor Scott & White Holdings
Series 2021 2.839%, 11/15/50	1,487,000	1,482,604
Cardinal Health, Inc. 4.368%, 6/15/47	1,086,000	1,223,685
Children’s Health System of Texas 2.511%, 8/15/50	2,010,000	1,890,828
Cigna Corp. 3.200%, 3/15/40	7,987,000	8,240,444
6.125%, 11/15/41	261,000	373,637
4.800%, 7/15/46	1,279,000	1,591,470
CommonSpirit Health 3.910%, 10/1/50	1,192,000	1,328,614
CVS Health Corp. 4.780%, 3/25/38	480,000	585,308
2.700%, 8/21/40	219,000	209,731
5.125%, 7/20/45	1,135,000	1,475,234
5.050%, 3/25/48	10,191,000	13,349,387
HCA, Inc. 5.500%, 6/15/47	186,000	243,414
3.500%, 7/15/51	419,000	430,921
Humana, Inc. 4.950%, 10/1/44	909,000	1,167,327
Kaiser Foundation Hospitals
Series 2021 3.002%, 6/1/51	4,580,000	4,676,364
Laboratory Corp. of America Holdings 4.700%, 2/1/45	1,058,000	1,289,004
Mass General Brigham, Inc.
Series 2020 3.342%, 7/1/60	4,928,000	5,374,721
Memorial Sloan-Kettering Cancer Center
Series 2020 2.955%, 1/1/50	656,000	673,622
Novant Health, Inc. 2.637%, 11/1/36	3,132,000	3,154,319
Providence St Joseph Health Obligated Group
Series 21A 2.700%, 10/1/51	4,788,000	4,646,858
Rady Children’s Hospital-San Diego
Series 21A 3.154%, 8/15/51	964,000	1,062,234
Sutter Health
Series 20A 3.161%, 8/15/40	679,000	697,246
3.361%, 8/15/50	2,003,000	2,102,893
UnitedHealth Group, Inc. 6.625%, 11/15/37	469,000	692,599
2.750%, 5/15/40	445,000	449,513
3.050%, 5/15/41	1,145,000	1,176,462
4.750%, 7/15/45	3,023,000	3,994,134
4.250%, 4/15/47	96,000	119,816
3.875%, 8/15/59	12,294,000	14,679,555
Yale-New Haven Health Services Corp.
Series 2020 2.496%, 7/1/50	1,023,000	942,482

		94,256,958

See Notes to Financial Statements.

1159

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Life Sciences Tools & Services (0.1%)
Thermo Fisher Scientific, Inc. 4.100%, 8/15/47	$2,116,000	$2,625,417

Pharmaceuticals (2.2%)
AstraZeneca plc 4.000%, 9/18/42	9,162,000	10,931,587
4.375%, 11/16/45	1,084,000	1,381,028
4.375%, 8/17/48	5,814,000	7,459,366
Bristol-Myers Squibb Co. 5.000%, 8/15/45	1,846,000	2,429,969
Eli Lilly and Co. 4.150%, 3/15/59	673,000	865,105
GlaxoSmithKline Capital, Inc. 6.375%, 5/15/38	6,400,000	9,378,335
4.200%, 3/18/43	1,011,000	1,224,530
Johnson & Johnson 5.950%, 8/15/37	2,045,000	2,939,813
3.700%, 3/1/46	6,183,000	7,242,026
3.750%, 3/3/47	1,568,000	1,864,916
3.500%, 1/15/48	2,062,000	2,367,361
Merck & Co., Inc. 4.150%, 5/18/43	232,000	280,937
4.000%, 3/7/49	3,847,000	4,658,132
Novartis Capital Corp. 4.000%, 11/20/45	1,425,000	1,734,154
Pfizer, Inc. 3.900%, 3/15/39	33,000	38,594
7.200%, 3/15/39	9,451,000	15,168,600
4.300%, 6/15/43	179,000	219,846
4.125%, 12/15/46	227,000	280,085
4.200%, 9/15/48	3,343,000	4,183,287
Takeda Pharmaceutical Co. Ltd. 3.025%, 7/9/40	1,881,000	1,893,251

		76,540,922

Total Health Care		253,310,454

Industrials (4.6%)
Aerospace & Defense (1.2%)
Boeing Co. (The) 5.705%, 5/1/40	3,793,000	4,861,990
3.850%, 11/1/48	38,000	39,186
5.805%, 5/1/50	7,543,000	10,234,786
5.930%, 5/1/60	762,000	1,054,249
General Dynamics Corp. 4.250%, 4/1/40	3,172,000	3,862,353
L3Harris Technologies, Inc. 5.054%, 4/27/45	896,000	1,168,973
Northrop Grumman Corp. 5.150%, 5/1/40	1,393,000	1,802,299
4.750%, 6/1/43	402,000	510,465
5.250%, 5/1/50	12,515,000	17,465,527
Raytheon Technologies Corp. 4.350%, 4/15/47	298,000	361,850

		41,361,678

Air Freight & Logistics (0.3%)
FedEx Corp. 3.900%, 2/1/35	65,000	72,195
United Parcel Service, Inc. 6.200%, 1/15/38	113,000	164,038
5.300%, 4/1/50	6,546,000	9,632,388

		9,868,621

Airlines (0.5%)
American Airlines Pass-Through Trust, Class A
Series 2021-1 A 2.875%, 7/11/34	15,810,000	15,288,137

Building Products (0.0%)
Johnson Controls International plc 6.000%, 1/15/36	596,000	815,356

Commercial Services & Supplies (0.7%)
California Endowment (The)
Series 2021 2.498%, 4/1/51	4,287,000	4,185,693
Ford Foundation (The)
Series 2020 2.815%, 6/1/70	4,230,000	4,344,090
Republic Services, Inc. 1.750%, 2/15/32	2,972,000	2,797,356
3.050%, 3/1/50	1,435,000	1,455,666
Rockefeller Foundation (The)
Series 2020 2.492%, 10/1/50	5,726,000	5,770,035
Waste Connections, Inc. 2.950%, 1/15/52	3,981,000	3,926,916
Waste Management, Inc. 2.500%, 11/15/50 (x)	1,480,000	1,399,792

		23,879,548

Electrical Equipment (0.1%)
Eaton Corp. 4.000%, 11/2/32	63,000	72,313
4.150%, 11/2/42	750,000	881,821
3.915%, 9/15/47	329,000	379,788
Rockwell Automation, Inc. 4.200%, 3/1/49	2,973,000	3,716,312

		5,050,234

Industrial Conglomerates (0.4%)
3M Co. 4.000%, 9/14/48	31,000	37,201
3.250%, 8/26/49 (x)	3,076,000	3,329,827
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	2,468,000	2,959,366
Honeywell International, Inc. 3.812%, 11/21/47	3,876,000	4,637,032
2.800%, 6/1/50 (x)	2,915,000	3,029,466

		13,992,892

Machinery (0.4%)
Caterpillar, Inc. 5.200%, 5/27/41	28,000	38,269
3.803%, 8/15/42	522,000	604,635
4.750%, 5/15/64	522,000	747,994
Deere & Co. 3.900%, 6/9/42	503,000	600,460
2.875%, 9/7/49	804,000	833,473
3.750%, 4/15/50	665,000	795,881
Parker-Hannifin Corp. 4.000%, 6/14/49	7,301,000	8,315,881
Stanley Black & Decker, Inc. 2.750%, 11/15/50	2,016,000	1,925,107

		13,861,700

See Notes to Financial Statements.

1160

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Road & Rail (1.0%)
Burlington Northern Santa Fe LLC 4.400%, 3/15/42	$92,000	$112,003
4.700%, 9/1/45	2,771,000	3,540,256
4.125%, 6/15/47	539,000	650,921
Canadian National Railway Co. 3.650%, 2/3/48	264,000	300,924
Canadian Pacific Railway Co. 5.950%, 5/15/37	1,433,000	1,954,271
6.125%, 9/15/15	1,880,000	2,892,196
CSX Corp. 6.150%, 5/1/37	32,000	44,782
4.100%, 3/15/44	32,000	37,147
4.750%, 11/15/48	4,706,000	6,013,966
Norfolk Southern Corp. 4.837%, 10/1/41	219,000	275,292
3.942%, 11/1/47	4,279,000	4,953,830
4.050%, 8/15/52	815,000	972,276
3.155%, 5/15/55	186,000	189,875
Union Pacific Corp. 3.200%, 5/20/41	2,710,000	2,881,180
3.750%, 2/5/70	7,186,000	8,159,841
3.799%, 4/6/71	184,000	211,411

		33,190,171

Total Industrials		157,308,337

Information Technology (4.3%)
Communications Equipment (0.0%)
Cisco Systems, Inc. 5.500%, 1/15/40	30,000	41,960

Electronic Equipment, Instruments & Components (0.3%)
Corning, Inc. 4.750%, 3/15/42	81,000	100,697
5.350%, 11/15/48	5,255,000	7,182,676
5.450%, 11/15/79	3,835,000	5,055,623

		12,338,996

IT Services (0.8%)
Fiserv, Inc. 4.400%, 7/1/49	6,062,000	7,206,247
International Business Machines Corp. 5.600%, 11/30/39	5,135,000	7,010,225
2.850%, 5/15/40	6,647,000	6,517,940
4.700%, 2/19/46	319,000	408,165
Mastercard, Inc. 3.950%, 2/26/48	493,000	596,153
3.650%, 6/1/49	64,000	74,172
Visa, Inc. 3.650%, 9/15/47	3,769,000	4,357,596

		26,170,498

Semiconductors & Semiconductor Equipment (2.4%)
Applied Materials, Inc. 5.850%, 6/15/41	1,103,000	1,603,146
4.350%, 4/1/47	2,900,000	3,719,368
2.750%, 6/1/50	3,128,000	3,107,171
Broadcom, Inc. 3.187%, 11/15/36§	6,548,000	6,555,210
3.500%, 2/15/41§	806,000	811,134
3.750%, 2/15/51§	7,861,000	8,285,878
Intel Corp. 4.600%, 3/25/40	8,955,000	11,126,364
4.800%, 10/1/41 (x)	87,000	112,506
4.100%, 5/19/46	1,032,000	1,219,825
4.100%, 5/11/47	229,000	272,721
4.750%, 3/25/50	4,561,000	6,031,327
KLA Corp. 5.000%, 3/15/49	8,644,000	11,619,637
Lam Research Corp. 4.875%, 3/15/49	6,360,000	8,589,216
NVIDIA Corp. 3.700%, 4/1/60	3,562,000	4,200,234
NXP BV 3.250%, 5/11/41§	2,110,000	2,157,871
QUALCOMM, Inc. 4.800%, 5/20/45	1,201,000	1,585,868
4.300%, 5/20/47	321,000	403,728
Texas Instruments, Inc. 4.150%, 5/15/48	406,000	505,176
TSMC Arizona Corp. 3.125%, 10/25/41	3,075,000	3,166,973
3.250%, 10/25/51	5,063,000	5,327,795

		80,401,148

Software (0.6%)
Microsoft Corp. 3.500%, 2/12/35	141,000	160,947
3.450%, 8/8/36	65,000	73,887
4.450%, 11/3/45	925,000	1,213,109
3.700%, 8/8/46	997,000	1,180,477
3.950%, 8/8/56	4,796,000	6,107,877
3.041%, 3/17/62	70,000	74,510
Oracle Corp. 4.300%, 7/8/34	145,000	162,709
3.900%, 5/15/35	215,000	231,995
6.500%, 4/15/38	346,000	468,059
3.600%, 4/1/40	6,377,000	6,418,427
4.500%, 7/8/44	571,000	648,477
3.950%, 3/25/51	2,184,000	2,261,437
4.375%, 5/15/55	305,000	333,254

		19,335,165

Technology Hardware, Storage & Peripherals (0.2%)
Apple, Inc. 4.500%, 2/23/36	439,000	550,022
4.250%, 2/9/47	30,000	37,778
2.850%, 8/5/61	884,000	872,799
Dell International LLC 8.100%, 7/15/36	2,559,000	3,910,342
8.350%, 7/15/46	584,000	973,802
Hewlett Packard Enterprise Co. 6.350%, 10/15/45 (e)	888,000	1,185,677

		7,530,420

Total Information Technology		145,818,187

Materials (1.8%)
Chemicals (1.1%)
Air Products and Chemicals, Inc. 2.700%, 5/15/40	1,383,000	1,389,232
Dow Chemical Co. (The) 9.400%, 5/15/39	4,030,000	7,198,167

See Notes to Financial Statements.

1161

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
5.550%, 11/30/48	$8,251,000	$11,570,611
DuPont de Nemours, Inc. 5.319%, 11/15/38	1,611,000	2,067,517
5.419%, 11/15/48	6,935,000	9,655,137
Ecolab, Inc. 5.500%, 12/8/41	1,435,000	1,989,198
3.950%, 12/1/47	202,000	242,342
Mosaic Co. (The) 5.625%, 11/15/43	985,000	1,307,263
Nutrien Ltd. 4.125%, 3/15/35	145,000	164,112
Sherwin-Williams Co. (The) 4.500%, 6/1/47	185,000	227,736

		35,811,315

Construction Materials (0.0%)
Martin Marietta Materials, Inc. 3.200%, 7/15/51	1,784,000	1,786,000

Containers & Packaging (0.0%)
International Paper Co. 4.800%, 6/15/44	258,000	325,173
4.400%, 8/15/47	492,000	602,632
Packaging Corp. of America 4.050%, 12/15/49	898,000	1,067,115

		1,994,920

Metals & Mining (0.6%)
ArcelorMittal SA 6.750%, 3/1/41 (e)	1,435,000	1,922,900
Nucor Corp. 5.200%, 8/1/43	559,000	743,994
4.400%, 5/1/48	3,428,000	4,269,155
Rio Tinto Alcan, Inc. 5.750%, 6/1/35	747,000	1,003,057
Rio Tinto Finance USA Ltd. 5.200%, 11/2/40	2,144,000	2,852,505
Rio Tinto Finance USA plc 4.125%, 8/21/42	1,399,000	1,673,631
Southern Copper Corp. 7.500%, 7/27/35	1,539,000	2,203,944
6.750%, 4/16/40	3,298,000	4,620,911
5.875%, 4/23/45	121,000	165,301
Teck Resources Ltd. 6.250%, 7/15/41	934,000	1,237,748

		20,693,146

Paper & Forest Products (0.1%)
Suzano Austria GmbH 3.125%, 1/15/32	2,470,000	2,389,725

Total Materials		62,675,106

Real Estate (0.7%)
Equity Real Estate Investment Trusts (REITs) (0.7%)
Alexandria Real Estate Equities, Inc. (REIT) 1.875%, 2/1/33	219,000	205,906
American Tower Corp. (REIT) 3.700%, 10/15/49	384,000	410,765
2.950%, 1/15/51	2,209,000	2,098,847
AvalonBay Communities, Inc. (REIT) 4.150%, 7/1/47	538,000	658,706
ERP Operating LP (REIT) 4.500%, 7/1/44	205,000	258,904
Kimco Realty Corp. (REIT) 4.250%, 4/1/45	760,000	876,944
Office Properties Income Trust (REIT) 3.450%, 10/15/31	215,000	208,751
Prologis LP (REIT) 4.375%, 9/15/48	2,339,000	2,947,118
2.125%, 10/15/50	284,000	246,081
Realty Income Corp. (REIT) 4.650%, 3/15/47	269,000	348,534
Simon Property Group LP (REIT) 4.750%, 3/15/42	6,281,000	7,759,906
Ventas Realty LP (REIT) 5.700%, 9/30/43	470,000	633,576
Welltower, Inc. (REIT) 6.500%, 3/15/41	3,077,000	4,470,888
4.950%, 9/1/48	1,523,000	1,985,099

		23,110,025

Total Real Estate		23,110,025

Utilities (5.9%)
Electric Utilities (4.1%)
AEP Transmission Co. LLC 4.250%, 9/15/48	30,000	36,132
Arizona Public Service Co. 4.350%, 11/15/45	1,626,000	1,907,168
Baltimore Gas & Electric Co. 6.350%, 10/1/36	2,172,000	3,066,205
CenterPoint Energy Houston Electric LLC 4.500%, 4/1/44	511,000	644,244
Commonwealth Edison Co. 5.900%, 3/15/36	3,500,000	4,814,380
3.800%, 10/1/42	263,000	296,536
4.000%, 3/1/48	347,000	405,768
DTE Electric Co.
Series B 3.250%, 4/1/51	3,710,000	3,981,525
Duke Energy Carolinas LLC 6.050%, 4/15/38	5,463,000	7,563,740
4.250%, 12/15/41	93,000	109,761
3.450%, 4/15/51	5,398,000	5,903,410
Duke Energy Corp. 3.300%, 6/15/41	1,991,000	2,019,667
3.500%, 6/15/51	467,000	483,083
Duke Energy Florida LLC 6.400%, 6/15/38	7,694,000	11,110,538
Entergy Arkansas LLC 3.350%, 6/15/52	2,477,000	2,620,185
Entergy Corp. 3.750%, 6/15/50	1,800,000	1,945,717
Eversource Energy 3.450%, 1/15/50	3,723,000	3,924,746
Florida Power & Light Co. 5.690%, 3/1/40	408,000	577,958
4.050%, 10/1/44	7,794,000	9,343,786
Georgia Power Co.
Series B 3.700%, 1/30/50	1,501,000	1,599,383
Kentucky Utilities Co. 5.125%, 11/1/40	1,082,000	1,386,867
Nevada Power Co.
Series N 6.650%, 4/1/36	745,000	1,067,060

See Notes to Financial Statements.

1162

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
NSTAR Electric Co. 4.400%, 3/1/44	$563,000	$687,046
Oncor Electric Delivery Co. LLC 7.250%, 1/15/33	5,495,000	7,985,687
3.750%, 4/1/45	1,227,000	1,396,653
3.800%, 9/30/47	804,000	932,139
Pacific Gas and Electric Co. 4.200%, 6/1/41	1,656,000	1,680,209
3.500%, 8/1/50	11,964,000	11,096,849
PacifiCorp 6.000%, 1/15/39	6,808,000	9,330,563
4.150%, 2/15/50	338,000	399,747
2.900%, 6/15/52	9,313,000	9,120,551
PECO Energy Co. 2.850%, 9/15/51	1,077,000	1,071,833
Progress Energy, Inc. 7.000%, 10/30/31	309,000	419,185
Public Service Co. of Colorado 6.500%, 8/1/38	4,110,000	6,144,849
Public Service Electric & Gas Co. 3.800%, 3/1/46	1,072,000	1,237,509
2.050%, 8/1/50	1,438,000	1,218,188
Southern California Edison Co. 4.050%, 3/15/42	40,000	43,541
4.650%, 10/1/43	341,000	399,522
4.000%, 4/1/47	1,031,000	1,136,817
Series H 3.650%, 6/1/51	7,241,000	7,803,822
Southwestern Electric Power Co.
Series J 3.900%, 4/1/45	1,650,000	1,789,720
Virginia Electric and Power Co. 6.350%, 11/30/37	1,553,000	2,217,281
8.875%, 11/15/38	2,047,000	3,610,577
Series B 6.000%, 1/15/36	698,000	951,970
Xcel Energy, Inc. 3.500%, 12/1/49	1,708,000	1,814,134

		137,296,251

Gas Utilities (0.2%)
Atmos Energy Corp. 2.850%, 2/15/52	3,352,000	3,276,210
CenterPoint Energy Resources Corp. 4.100%, 9/1/47	32,000	36,685
ONE Gas, Inc. 4.658%, 2/1/44	3,502,000	4,331,748
Southern California Gas Co.
Series UU 4.125%, 6/1/48	31,000	37,287

		7,681,930

Independent Power and Renewable Electricity Producers (0.1%)
Exelon Generation Co. LLC 5.750%, 10/1/41	1,092,000	1,304,456

Multi-Utilities (1.4%)
Berkshire Hathaway Energy Co. 4.500%, 2/1/45	1,770,000	2,139,774
2.850%, 5/15/51	5,680,000	5,456,275
Consolidated Edison Co. of New York, Inc. 4.450%, 3/15/44	8,335,000	9,800,046
4.500%, 5/15/58	431,000	528,396
3.600%, 6/15/61	8,380,000	8,864,020
Series 05-A 5.300%, 3/1/35	34,000	42,711
Series 08-B 6.750%, 4/1/38	4,025,000	5,824,922
Series E 4.650%, 12/1/48	61,000	75,266
Consumers Energy Co. 3.950%, 5/15/43	854,000	988,068
3.750%, 2/15/50	793,000	916,499
3.100%, 8/15/50	215,000	225,173
Dominion Energy, Inc.
Series A 4.600%, 3/15/49	459,000	572,421
NiSource, Inc. 5.650%, 2/1/45	4,981,000	6,762,148
San Diego Gas & Electric Co. 2.950%, 8/15/51	2,526,000	2,519,010
Sempra Energy 3.800%, 2/1/38	2,230,000	2,448,304
4.000%, 2/1/48	912,000	1,017,633
Southern Co. Gas Capital Corp. 3.950%, 10/1/46	160,000	176,575

		48,357,241

Water Utilities (0.1%)
American Water Capital Corp. 4.300%, 9/1/45	1,417,000	1,692,779
4.150%, 6/1/49	2,197,000	2,609,620

		4,302,399

Total Utilities		198,942,277

Total Corporate Bonds		1,728,322,151

Foreign Government Securities (3.7%)
Hungary Government Bond 7.625%, 3/29/41	68,000	111,265
Italian Republic Government Bond 5.375%, 6/15/33	60,000	75,390
4.000%, 10/17/49	437,000	477,737
3.875%, 5/6/51	11,999,000	13,160,034
Oriental Republic of Uruguay 7.625%, 3/21/36	377,768	569,674
Republic of Chile 3.100%, 5/7/41	13,961,000	13,649,495
3.100%, 1/22/61	2,655,000	2,459,692
Republic of Indonesia 3.050%, 3/12/51	7,300,000	7,217,875
3.350%, 3/12/71	485,000	469,238
Republic of Panama 2.252%, 9/29/32	6,446,000	6,136,995
6.700%, 1/26/36	368,000	492,959
4.500%, 4/1/56	8,944,000	9,859,642
Republic of Peru 3.300%, 3/11/41	1,025,000	1,023,399
3.550%, 3/10/51	5,034,000	5,236,304
2.780%, 12/1/60	635,000	557,728
3.230%, 7/28/21	577,000	496,328
Republic of Philippines 1.950%, 1/6/32	14,769,000	14,510,542
2.650%, 12/10/45	408,000	385,637

See Notes to Financial Statements.

1163

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
3.200%, 7/6/46	$3,380,000	$3,439,150
State of Israel Government Bond 3.875%, 7/3/50	3,436,000	4,007,879
4.500%, 4/3/20	950,000	1,208,875
United Mexican States 4.750%, 4/27/32	20,863,000	23,579,102
4.280%, 8/14/41	6,495,000	6,735,721
5.550%, 1/21/45	615,000	736,578
5.000%, 4/27/51	5,064,000	5,765,997
3.771%, 5/24/61	2,609,000	2,404,845

Total Foreign Government Securities		124,768,081

Municipal Bonds (2.7%)
Alabama Federal Aid Highway Finance Authority Taxable Special Obligation Revenue Bonds, Series 2021B 2.650%, 9/1/37	4,910,000	4,959,694
American Municipal Power, Inc. OH Combined Hydroelectric Projects Revenue Bonds, Taxable, Series 2010B 8.084%, 2/15/50	2,995,000	5,673,110
American Municipal Power, Inc. Prairie State Energy Campus Project Revenue Bonds, Series 2010 5.939%, 2/15/47	5,330,000	8,085,887
Charlotte-Mecklenburg Hospital Authority Atrium Health Taxable Health Care Revenue Bonds, Series 2021A 3.204%, 1/15/51	1,860,000	2,023,105
Cities of Dallas and Fort Worth, Texas Dallas Fort Worth International Airport Joint Revenue Refunding Bonds, Series 2019A 2.994%, 11/1/38	2,000,000	2,088,368
Commonwealth of Massachusetts General Obligation Bonds, Series 2019H 2.900%, 9/1/49	1,615,000	1,683,724
Commonwealth of Massachusetts General Obligation Refunding Bonds, Series 2019D 2.663%, 9/1/39	1,187,210	1,210,784
County of Los Angeles Unified School District, General Obligation Bonds 6.758%, 7/1/34	1,990,000	2,771,444
County of Los Angeles Unified School District, General Obligation Bonds, Series 2009-KRY 5.750%, 7/1/34	4,615,000	6,007,094
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021A, ST APPROP 3.115%, 6/1/38	3,040,000	3,066,182
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021B, ST APPROP 2.746%, 6/1/34	3,200,000	3,219,053
Great Lakes Water Authority Water Supply System Revenue Refunding Senior Lien Bonds, Series 2020C 3.473%, 7/1/41	3,140,000	3,322,454
Kansas Development Finance Authority Taxable Revenue Bonds, Series 2021K, BAM 2.774%, 5/1/51	4,900,000	4,864,121
Metropolitan Transportation Authority, Revenue Bonds, Series 2010A 6.668%, 11/15/39	150,000	213,055
Metropolitan Transportation Authority, Taxable Revenue Green Bonds, Series 2020C-2 5.175%, 11/15/49	580,000	793,975
Michigan Finance Authority Hospital Revenue Refunding Bonds (Trinity Health Credit Group), Series 2019-T 3.384%, 12/1/40	1,825,000	1,986,894
Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Seventy-Fourth Series 4.458%, 10/1/62	3,900,000	5,169,342
Port Authority of New York and New Jersey Consolidated Bonds, Two Hundred First Series 4.229%, 10/15/57	1,470,000	1,843,386
Rutgers, The State University of New Jersey General Obligation Bonds, Series 2019-P 3.915%, 5/1/19	15,000	17,817
San Diego County Regional Transportation Commission Sales Tax Revenue Bonds, Series 2019A 3.248%, 4/1/48	3,130,000	3,184,569
State of California Federally Taxable General Obligation Refunding Bonds Various Purpose 4.500%, 4/1/33	3,165,000	3,671,273
State of California Various Purpose General Obligation Bonds 7.600%, 11/1/40	2,980,000	5,136,961
State of California Various Purpose General Obligation Bonds, Series 2010 7.625%, 3/1/40	4,735,000	7,842,402
State of California, Various Purposes, General Obligation Bonds, Series 2009 7.550%, 4/1/39	5,170,000	8,627,980

See Notes to Financial Statements.

1164

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
State of Illinois General Obligation Bonds, Taxable Build America Bonds, Series 2010-3 6.725%, 4/1/35	$495,000	$608,779
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds, Series 2010F 5.140%, 8/1/40	1,100,000	1,505,573
Texas Transportation Commission State of Texas General Obligation Mobility Fund Refunding Bonds, Taxable Series 2020 2.472%, 10/1/44	745,000	728,378

Total Municipal Bonds		90,305,404

Supranational (0.4%)
European Investment Bank 4.875%, 2/15/36	3,003,000	4,118,714
Inter-American Development Bank 3.200%, 8/7/42	31,000	36,201
4.375%, 1/24/44	27,000	37,310
International Bank for Reconstruction & Development 1.625%, 11/3/31	8,811,000	8,907,987

Total Supranational		13,100,212

U.S. Government Agency Securities (0.9%)
FHLB 5.500%, 7/15/36	4,730,000	6,875,373
FHLMC 6.250%, 7/15/32	7,602,000	10,929,504
FNMA 5.625%, 7/15/37	7,163,000	10,648,552
Tennessee Valley Authority 6.150%, 1/15/38	1,439,000	2,206,974
5.250%, 9/15/39	172,000	244,227
4.250%, 9/15/65	1,226,000	1,773,018

Total U.S. Government Agency Securities		32,677,648

U.S. Treasury Obligations (39.9%)
U.S. Treasury Bonds 4.250%, 5/15/39	12,684,300	17,418,477
1.125%, 5/15/40	44,119,700	38,624,353
1.125%, 8/15/40	94,403,100	82,292,532
3.875%, 8/15/40	68,400	90,053
1.375%, 11/15/40	1,927,100	1,752,890
4.250%, 11/15/40	102,400	141,403
1.875%, 2/15/41	7,514,900	7,426,443
2.250%, 5/15/41	138,307,100	145,016,571
4.375%, 5/15/41	169,600	238,825
1.750%, 8/15/41	271,142,600	262,336,024
3.750%, 8/15/41	30,800	40,200
2.000%, 11/15/41	106,220,800	107,415,784
3.125%, 11/15/41	154,800	185,995
3.125%, 2/15/42	146,400	176,292
3.000%, 5/15/42	162,100	191,882
2.750%, 8/15/42	174,900	199,261
2.750%, 11/15/42	188,400	214,619
3.125%, 2/15/43	220,200	265,274
2.875%, 5/15/43	205,700	238,931
3.625%, 8/15/43	623,900	810,095
3.750%, 11/15/43	666,500	882,279
3.625%, 2/15/44	404,600	526,992
3.125%, 8/15/44	263,000	319,241
3.000%, 11/15/44	250,400	298,456
2.500%, 2/15/45	255,500	280,845
3.000%, 5/15/45	250,500	299,406
2.875%, 8/15/45	268,800	315,395
3.000%, 11/15/45	228,900	274,876
2.500%, 5/15/46	803,500	887,225
2.250%, 8/15/46	8,105,500	8,559,454
3.000%, 2/15/47	243,600	294,524
3.000%, 5/15/47	234,500	284,160
2.750%, 11/15/47	322,300	374,905
3.125%, 5/15/48	375,400	468,459
3.375%, 11/15/48	541,000	706,804
2.875%, 5/15/49	1,346,800	1,619,881
2.250%, 8/15/49	4,856,200	5,188,688
2.375%, 11/15/49	166,902,300	183,077,186
2.000%, 2/15/50	138,273,300	140,244,220
1.250%, 5/15/50	733,500	621,604
1.375%, 8/15/50	1,621,700	1,417,925
1.875%, 2/15/51	44,293,900	43,733,316
2.375%, 5/15/51	167,883,600	185,085,978
2.000%, 8/15/51	104,771,000	106,561,411

Total U.S. Treasury Obligations		1,347,399,134

Total Long-Term Debt Securities (99.3%) (Cost $3,361,174,340)		3,355,278,159

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	1,511,332	1,511,936

	Principal Amount	Value (Note 1)
Repurchase Agreement (0.1%)
Societe Generale SA, 0.03%, dated 12/31/21, due 1/3/22, repurchase price $3,911,520, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.625%, maturing 1/4/22-11/15/51; total market value $3,989,741. (xx)	$3,911,511	3,911,511

Total Short-Term Investments (0.2%) (Cost $5,423,447)		5,423,447

Total Investments in Securities (99.5%) (Cost $3,366,597,787)		3,360,701,606
Other Assets Less Liabilities (0.5%)		18,526,245

Net Assets (100%)		$3,379,227,851

See Notes to Financial Statements.

1165

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $44,419,612 or 1.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2021.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $3,863,255. This was collateralized by cash of $3,911,511 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Security	$—	$18,705,529	$—	$18,705,529
Corporate Bonds
Communication Services	—	238,939,592	—	238,939,592
Consumer Discretionary	—	86,844,503	—	86,844,503
Consumer Staples	—	141,162,749	—	141,162,749
Energy	—	157,531,388	—	157,531,388
Financials	—	262,679,533	—	262,679,533
Health Care	—	253,310,454	—	253,310,454
Industrials	—	157,308,337	—	157,308,337
Information Technology	—	145,818,187	—	145,818,187
Materials	—	62,675,106	—	62,675,106
Real Estate	—	23,110,025	—	23,110,025
Utilities	—	198,942,277	—	198,942,277
Foreign Government Securities	—	124,768,081	—	124,768,081
Municipal Bonds	—	90,305,404	—	90,305,404
Short-Term Investments
Investment Company	1,511,936	—	—	1,511,936
Repurchase Agreement	—	3,911,511	—	3,911,511

See Notes to Financial Statements.

1166

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Supranational	$—	$13,100,212	$—	$13,100,212
U.S. Government Agency Securities	—	32,677,648	—	32,677,648
U.S. Treasury Obligation	—	1,347,399,134	—	1,347,399,134

Total Assets	$1,511,936	$3,359,189,670	$—	$3,360,701,606

Total Liabilities	$—	$—	$—	$—

Total	$1,511,936	$3,359,189,670	$—	$3,360,701,606

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the period ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,038,349,842
Long-term U.S. government debt securities	1,448,764,636

$3,487,114,478

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$17,725,752
Long-term U.S. government debt securities	107,764,605

$125,490,357

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,460,983
Aggregate gross unrealized depreciation	(18,427,068)

Net unrealized depreciation	$(5,966,085)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,366,667,691

See Notes to Financial Statements.

1167

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $3,362,686,276)	$3,356,790,095
Repurchase Agreements (Cost $3,911,511)	3,911,511
Cash	803,574
Dividends, interest and other receivables	24,964,806
Receivable for securities sold	11,793,812
Due from Custodian	5,673,540
Deferred offering cost	57,965
Receivable for Portfolio shares sold	56,563
Securities lending income receivable	2,257
Other assets	1,869

Total assets	3,404,055,992

LIABILITIES
Payable for securities purchased	18,763,563
Payable for return of collateral on securities loaned	3,911,511
Payable for Portfolio shares redeemed	980,195
Investment management fees payable	827,697
Administrative fees payable	257,078
Distribution fees payable – Class B	21
Accrued expenses	88,076

Total liabilities	24,828,141

NET ASSETS	$3,379,227,851

Net assets were comprised of:
Paid in capital	$3,383,466,953
Total distributable earnings (loss)	(4,239,102)

Net assets	$3,379,227,851

Class B
Net asset value, offering and redemption price per share, $98,423 / 10,022 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.82

Class K
Net asset value, offering and redemption price per share, $3,379,129,428 / 344,018,032 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.82

(x)	Includes value of securities on loan of $3,863,255.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2021*

INVESTMENT INCOME
Interest (net of $10,516 foreign withholding tax)	$12,476,664
Dividends	18,626
Securities lending (net)	2,728

Total income	12,498,018

EXPENSES
Investment management fees	1,725,805
Administrative fees	469,226
Professional fees	87,493
Offering costs	41,365
Printing and mailing expenses	25,497
Custodian fees	4,000
Distribution fees – Class B	103
Miscellaneous	848

Gross expenses	2,354,337
Less: Waiver from investment manager	(292,602)

Net expenses	2,061,735

NET INVESTMENT INCOME (LOSS)	10,436,283

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	1,508,017
Net change in unrealized appreciation (depreciation) on investments in securities	(5,896,181)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,388,164)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,048,119

*	The Portfolio commenced operations on August 2, 2021.

See Notes to Financial Statements.

1168

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

August 2, 2021* to December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,436,283
Net realized gain (loss)	1,508,017
Net change in unrealized appreciation (depreciation)	(5,896,181)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,048,119

Distributions to shareholders:
Class B	(218)
Class K	(10,328,429)

Total distributions to shareholders	(10,328,647)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 10,000 shares ]	100,000
Capital shares issued in reinvestment of dividends and distributions [ 22 shares, respectively ]	218

Total Class B transactions	100,218

Class K
Capital shares sold [ 348,451,782 shares ]	3,427,212,141
Capital shares issued in reinvestment of dividends and distributions [ 1,047,435 shares, respectively ]	10,328,429
Capital shares repurchased [ (5,481,185) shares, respectively ]	(54,132,409)

Total Class K transactions	3,383,408,161

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,383,508,379

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,379,227,851
NET ASSETS:
Beginning of period	—

End of period	$3,379,227,851

* Commencement of Operations.

See Notes to Financial Statements.

1169

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	August 2, 2021* to December 31, 2021
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07
Net realized and unrealized gain (loss)	(0.23)

Total from investment operations	(0.16)

Less distributions:
Dividends from net investment income	(0.02)
Distributions from net realized gains	—	#

Total dividends and distributions	(0.02)

Net asset value, end of period	$9.82

Total return (b)	(1.58)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$98
Ratio of expenses to average net assets:
After waivers (a)(f)	0.65%
Before waivers (a)(f)	1.70%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.69	%(l)
Before waivers (a)(f)	0.64	%(l)
Portfolio turnover rate^	10	%(z)

Class K	August 2, 2021* to December 31, 2021
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08
Net realized and unrealized gain (loss)	(0.23)

Total from investment operations	(0.15)

Less distributions:
Dividends from net investment income	(0.03)
Distributions from net realized gains	—	#

Total dividends and distributions	(0.03)

Net asset value, end of period	$9.82

Total return (b)	(1.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,379,129
Ratio of expenses to average net assets:
After waivers (a)(f)	0.40%
Before waivers (a)(f)	0.45%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.02	%(l)
Before waivers (a)(f)	1.98	%(l)
Portfolio turnover rate^	10	%(z)

See Notes to Financial Statements.

1170

EQ ADVISORS TRUST

EQ/LONG-TERM BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1171

EQ/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Loomis, Sayles & Company L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	16.22%	21.12%	16.98%
Portfolio – Class IB Shares	16.20	21.12	16.97
Portfolio – Class K Shares*	16.54	21.46	18.05
Russell 3000® Growth Index	25.85	24.56	19.39

* Date of inception 2/9/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 16.20% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 3000® Growth Index, which returned 25.85% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Nvidia, Alphabet, Oracle, Microsoft, and Meta Platforms were the five largest contributors to performance during the year.

•

Nvidia is the world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing GPU technology. Nvidia reported financial results during the period that were better than consensus expectations, driven by broad-based strength that included quarterly revenue records in the company’s gaming, data center, and professional visualization segments in the second half of the year. In gaming, Nvidia is benefiting from record sales of PCs and gaming laptops and the roll out of Turing, its newest GPU architecture, which is becoming the industry norm for the latest blockbuster titles. Data center revenue benefited from a pickup in demand from hyperscale data center customers and rising demand from industry verticals such as industrials and enterprise clients which are adopting more artificial intelligence capabilities. The company saw strong traction for its latest architecture, Ampere, which for the first time enables clients to address both training and inferencing through a single architecture with performance that surpasses its already leading T4 inferencing and V100 training products. The company’s professional visualization segment addresses a more mature market, but Nvidia has been able to drive greater adoption of its products through ongoing innovation.

•

Alphabet is a holding company that owns a collection of businesses — the largest and most important of which by far is Google. Google is the global leader in online search and advertising, and also offers online cloud solutions to businesses and consumers globally. We believe Alphabet’s competitive advantages include its scale, brand strength, the power of its network and business ecosystem, as well as its innovative culture that is reinforced by its massive investments in research and development (R&D). Alphabet reported financial results during the period that reflected a strong recovery in advertising spending, which had been depressed due to COVID-19, while revenue growth accelerated and adjusted operating margins expanded. Beginning in 2021, the company began presenting results in three segments. Google Services represents approximately 93% of total revenue and is driven by the secular shift of advertising to online and mobile platforms. The segment’s search and YouTube businesses both benefited from strong growth in direct response ads — particularly for YouTube, where in just three years direct response ads have grown from almost nothing to become one of the largest drivers. YouTube is also benefiting from strong demand from brand advertisers due to its reach and engagement with over 2 billion monthly users who recently spent over 1 billion hours daily on the platform. Google Cloud

1172

EQ/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

revenue represents approximately 7% of total revenue, and is driven by Google Cloud Platform, the company’s infrastructure- and platform-as-a-service offerings.

•

Oracle is a leader in the enterprise software market with a strong market position in database, infrastructure and application software, and cloud-based software and services. We believe the company’s competitive advantages include its large and experienced direct sales force, a founder-driven management team that reinvests relentlessly to maintain a leading intellectual property portfolio and differentiated product suite, and a large installed base of clients with high switching costs where it consistently achieves renewal and retention rates in the mid-90% range. We believe Oracle is well positioned to benefit from the continuing growth in data storage and enterprise application software, as well as the shift to cloud-based solutions. Oracle is the world leader in its largest business segment, enterprise database software used in customer on-premise IT environments. However, the company continues to focus on transitioning its business from a traditional on-premise, up-front software licensing and maintenance revenue model to a cloud computing subscription-based model where software revenue is recognized over the life of the client’s contract. While there has been near-term pressure on year-over-year overall revenue comparisons during this transition as up-front license revenue shifts to subscription revenue, we expect this to lead to faster growth over time due to a higher customer lifetime value as the transition progresses.

•	Stock selection in the Information Technology and Industrials sectors, as well as our allocations to the Energy and Communication Services sectors, contributed positively to relative performance.

What hurt performance during the year:

•	Alibaba, CRISPR Therapeutics, Walt Disney, Autodesk, and Novartis were the five lowest contributors to performance.

•

Alibaba Group is a leading China e-commerce and consumer-engagement platform provider. With approximately 60% of China’s e-commerce transactions estimated to take place through its marketplaces, Alibaba is the world’s largest retail platform, and we believe Alibaba’s scale and interconnected sites create an unparalleled and difficult-to-replicate business ecosystem. Shares have been under pressure since late 2020 due to investor concern regarding increasing regulatory intervention by the Chinese government. In April, China’s State Administration for Market Regulation concluded that Alibaba’s practices had violated antitrust law. The company was fined approximately $2.8 billion and ordered to carry out “comprehensive” self-inspections to standardize business practices and ensure compliance with anti-monopoly laws. Alibaba cooperated fully with the investigation and has changed certain business practices. In August, China passed the Personal Information Protection Law (PIPL), which is focused on protecting personal information rights and interests by standardizing the handling and usage of personal information by businesses. While we expected that Alibaba would experience short-term disruptions as it modified its practices to fully comply with new regulatory changes, we did not believe the changes would ultimately impair the company’s difficult-to-replicate competitive advantages.

•

Founded in 2013, CRISPR Therapeutics (“CRSP”) is a leading gene editing company, based in Switzerland. CRISPR, an acronym for “Clustered Regularly Interspaced Short Palindromic Repeats,” is a naturally occurring defense mechanism that protects bacteria against viral infections. Functioning as a “molecular scissors,” the process enables the bacteria to cut viral DNA, thereby disabling the virus. Dr. Emmanuelle Charpentier, a CRSP co-founder, elucidated the mechanism and developed a methodology to adapt and simplify its use for human gene therapy — for which she and a collaborator were awarded the 2020 Nobel Prize in Chemistry. The resulting gene editing technology enables precise alteration of DNA that can “silence” or correct undesirable sequences, potentially enabling a next generation of curative therapies for genetic diseases. Today the company is focused on developing transformative gene-based medicines for serious diseases in areas including hemoglobinopathies (a group of inherited blood disorders including sickle cell disease), oncology, regenerative medicine, and rare diseases. While CRSP has a number of therapies currently undergoing clinical trials, it has not yet commercialized any therapies and remains pre-revenue. However, at scale, we believe the company can attain the economics of a successful biotech company, including operating margins that could exceed 40% and cash flow returns on investment that substantially exceed its cost of capital. We believe the expectations embedded in CRSP’s market price substantially underestimate the potential of its curative therapies, its ability to rapidly innovate, and its structural advantages in the development process that should lift its probability of success compared to traditional biopharmaceutical therapies.

•	Founded almost 100 years ago, Disney is one of the largest and most renowned vertically integrated

1173

EQ/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

media companies in the world, with iconic entertainment brands and decades of film and TV content that it leverages across its media networks, theme parks, motion picture studios, and direct-to-consumer (DTC) businesses. Disney reported financial results during the period that continue to be significantly impacted by COVID-19, but were largely in line with or better than consensus expectations for revenues and profitability. However, shares responded negatively to the company’s most recent earnings release in which subscriptions to Disney+ were below elevated investor expectations, despite guidance from management for low-single-digit subscriber growth during the period. We believe the market continues to underappreciate the long-term opportunity for subscriber growth, pricing increases, and margin expansion in the company’s DTC platform. We believe that COVID-19 will continue to have a near-to-mid-term impact, but will ultimately be transient. We believe Disney is pursuing a well-articulated strategy to optimize distribution for its high-quality, best-in-class brands and franchises through a multi-pronged DTC strategy, which we believe will be central to the company’s media strategy over the next decade. Over our long-term investment horizon, we believe the company’s portfolio of iconic brands, its massive scale and geographic reach, and nearly impossible-to-replicate guest experiences, leave the company well positioned to benefit from secular growth in global entertainment spending.

•

Stock selection in the Consumer Discretionary, Health Care, Consumer Staples, Communication Services, and Energy sectors, as well as our allocations to the Information Technology, Health Care, Consumer Staples, Industrials, Consumer Discretionary, and Financials sectors, detracted from relative performance.

Portfolio Positioning and Outlook — Loomis, Sayles & Company L.P.

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower turnover portfolio where sector positioning is the results of stock selection. At period end, we were overweight in the healthcare, communication services, financials, industrials, consumer staples, and energy sectors. We were underweight in the information technology and consumer discretionary sectors. We held no positions in the real estate, materials, or utilities sectors. We remain committed to our long-term investment approach to invest in those few high quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	32.9%
Health Care	17.0
Communication Services	14.8
Consumer Discretionary	14.3
Industrials	8.0
Consumer Staples	5.1
Financials	5.0
Energy	1.4
Repurchase Agreements	0.1
Cash and Other	1.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of

1174

EQ/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,024.50	$5.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,024.30	5.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K
Actual	1,000.00	1,026.10	4.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1175

EQ ADVISORS TRUST

EQ/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (14.8%)
Entertainment (3.5%)
Walt Disney Co. (The)*	187,853	$29,096,551

Interactive Media & Services (11.3%)
Alphabet, Inc., Class A*	8,705	25,218,733
Alphabet, Inc., Class C*	8,715	25,217,637
Meta Platforms, Inc., Class A*	132,193	44,463,116

		94,899,486

Total Communication Services		123,996,037

Consumer Discretionary (14.3%)
Hotels, Restaurants & Leisure (4.8%)
Starbucks Corp.	182,007	21,289,359
Yum China Holdings, Inc.	193,756	9,656,799
Yum! Brands, Inc.	65,067	9,035,204

		39,981,362

Internet & Direct Marketing Retail (7.7%)
Alibaba Group Holding Ltd. (ADR)*	96,638	11,479,628
Amazon.com, Inc.*	16,060	53,549,500

		65,029,128

Textiles, Apparel & Luxury Goods (1.8%)
Under Armour, Inc., Class A*	701,232	14,859,106

Total Consumer Discretionary		119,869,596

Consumer Staples (5.1%)
Beverages (4.1%)
Monster Beverage Corp.*	359,357	34,512,646

Household Products (1.0%)
Colgate-Palmolive Co.	94,037	8,025,118

Total Consumer Staples		42,537,764

Energy (1.4%)
Energy Equipment & Services (1.4%)
Schlumberger NV	401,270	12,018,036

Total Energy		12,018,036

Financials (5.0%)
Capital Markets (5.0%)
FactSet Research Systems, Inc.	30,078	14,618,209
MSCI, Inc.	25,483	15,613,179
SEI Investments Co.	186,828	11,385,298

Total Financials		41,616,686

Health Care (17.0%)
Biotechnology (7.5%)
Alnylam Pharmaceuticals, Inc.*	120,319	20,403,696
BioMarin Pharmaceutical, Inc.*	89,491	7,906,530
CRISPR Therapeutics AG (x)*	123,287	9,342,689
Regeneron Pharmaceuticals, Inc.*	39,942	25,224,172

		62,877,087

Health Care Equipment & Supplies (1.2%)
Intuitive Surgical, Inc.*	27,158	9,757,869

Life Sciences Tools & Services (2.4%)
Illumina, Inc.*	53,760	20,452,455

Pharmaceuticals (5.9%)
Novartis AG (ADR)	233,072	20,386,808
Novo Nordisk A/S (ADR)	76,655	8,585,360
Roche Holding AG (ADR)	396,970	20,519,379

		49,491,547

Total Health Care		142,578,958

Industrials (8.0%)
Aerospace & Defense (4.2%)
Boeing Co. (The)*	175,353	35,302,066

Air Freight & Logistics (1.7%)
Expeditors International of Washington, Inc.	108,653	14,591,011

Machinery (2.1%)
Deere & Co.	50,751	17,402,011

Total Industrials		67,295,088

Information Technology (32.9%)
Communications Equipment (1.7%)
Cisco Systems, Inc.	225,823	14,310,403

IT Services (4.6%)
Automatic Data Processing, Inc.	27,292	6,729,661
Visa, Inc., Class A	147,162	31,891,477

		38,621,138

Semiconductors & Semiconductor Equipment (9.8%)
NVIDIA Corp.	204,983	60,287,550
QUALCOMM, Inc.	116,281	21,264,307

		81,551,857

Software (16.8%)
Autodesk, Inc.*	120,240	33,810,286
Microsoft Corp.	80,593	27,105,038
Oracle Corp.	402,611	35,111,705
salesforce.com, Inc.*	88,681	22,536,503
Workday, Inc., Class A*	81,224	22,188,772

		140,752,304

Total Information Technology		275,235,702

Total Common Stocks (98.5%) (Cost $372,084,097)		825,147,867

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.1%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $26,696, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $27,235. (xx)	$26,696	26,696

See Notes to Financial Statements.

1176

EQ ADVISORS TRUST

EQ/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $457,716, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $466,869. (xx)	$457,715	$457,715
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $200,002, collateralized by various Common Stocks; total market value $221,073. (xx)	200,000	200,000

Total Repurchase Agreements		684,411

Total Short-Term Investments (0.1%) (Cost $684,411)		684,411

Total Investments in Securities (98.6%) (Cost $372,768,508)		825,832,278
Other Assets Less Liabilities (1.4%)		11,448,307

Net Assets (100%)		$837,280,585

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $644,282. This was collateralized by cash of $684,411 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$123,996,037	$—	$—	$123,996,037
Consumer Discretionary	119,869,596	—	—	119,869,596
Consumer Staples	42,537,764	—	—	42,537,764
Energy	12,018,036	—	—	12,018,036
Financials	41,616,686	—	—	41,616,686
Health Care	142,578,958	—	—	142,578,958
Industrials	67,295,088	—	—	67,295,088
Information Technology	275,235,702	—	—	275,235,702
Short-Term Investments
Repurchase Agreements	—	684,411	—	684,411

Total Assets	$825,147,867	$684,411	$—	$825,832,278

Total Liabilities	$—	$—	$—	$—

Total	$825,147,867	$684,411	$—	$825,832,278

See Notes to Financial Statements.

1177

EQ ADVISORS TRUST

EQ/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$63,584,538
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$147,131,523

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$470,406,468
Aggregate gross unrealized depreciation	(17,690,357)

Net unrealized appreciation	$452,716,111

Federal income tax cost of investments in securities and derivative instruments, if applicable	$373,116,167

See Notes to Financial Statements.

1178

EQ ADVISORS TRUST

EQ/LOOMIS SAYLES GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $372,084,097)	$825,147,867
Repurchase Agreements (Cost $684,411)	684,411
Cash	12,768,102
Dividends, interest and other receivables	208,030
Receivable for Portfolio shares sold	100,369
Securities lending income receivable	129
Other assets	2,976

Total assets	838,911,884

LIABILITIES
Payable for return of collateral on securities loaned	684,411
Investment management fees payable	485,161
Payable for Portfolio shares redeemed	229,757
Distribution fees payable – Class IB	89,187
Administrative fees payable	64,588
Distribution fees payable – Class IA	20,596
Accrued expenses	57,599

Total liabilities	1,631,299

NET ASSETS	$837,280,585

Net assets were comprised of:
Paid in capital	$356,999,986
Total distributable earnings (loss)	480,280,599

Net assets	$837,280,585

Class IA
Net asset value, offering and redemption price per share, $96,905,735 / 8,297,187 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.68

Class IB
Net asset value, offering and redemption price per share, $421,733,743 / 35,861,949 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.76

Class K
Net asset value, offering and redemption price per share, $318,641,107 / 27,123,868 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.75

(x)	Includes value of securities on loan of $644,282.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $482,786 foreign withholding tax)	$4,489,585
Interest	2,787
Securities lending (net)	1,116

Total income	4,493,488

EXPENSES
Investment management fees	6,164,954
Distribution fees – Class IB	1,032,533
Administrative fees	759,440
Distribution fees – Class IA	245,950
Professional fees	71,891
Printing and mailing expenses	46,891
Custodian fees	43,600
Trustees’ fees	23,138
Miscellaneous	16,939

Gross expenses	8,405,336
Less: Waiver from investment manager	(508,475)

Net expenses	7,896,861

NET INVESTMENT INCOME (LOSS)	(3,403,373)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	77,873,438
Net change in unrealized appreciation (depreciation) on investments in securities	48,870,964

NET REALIZED AND UNREALIZED GAIN (LOSS)	126,744,402

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$123,341,029

See Notes to Financial Statements.

1179

EQ ADVISORS TRUST

EQ/LOOMIS SAYLES GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(3,403,373)	$(1,615,999)
Net realized gain (loss)	77,873,438	90,468,533
Net change in unrealized appreciation (depreciation)	48,870,964	108,059,458

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	123,341,029	196,911,992

Distributions to shareholders:
Class IA	(9,353,490)	(7,985,014)
Class IB	(39,901,408)	(32,034,291)
Class K	(30,280,269)	(25,607,676)

Total distributions to shareholders	(79,535,167)	(65,626,981)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 485,791 and 734,840 shares, respectively ]	5,797,610	7,126,224
Capital shares issued in reinvestment of dividends and distributions [ 793,315 and 734,294 shares, respectively ]	9,353,490	7,985,014
Capital shares repurchased [ (1,593,413) and (1,658,542) shares, respectively ]	(19,094,050)	(16,428,871)

Total Class IA transactions	(3,942,950)	(1,317,633)

Class IB
Capital shares sold [ 2,606,930 and 3,631,949 shares, respectively ]	31,753,579	36,289,040
Capital shares issued in reinvestment of dividends and distributions [ 3,361,558 and 2,927,714 shares, respectively ]	39,901,408	32,034,291
Capital shares repurchased [ (4,657,571) and (6,586,851) shares, respectively ]	(56,908,113)	(65,844,487)

Total Class IB transactions	14,746,874	2,478,844

Class K
Capital shares sold [ 170,889 and 3,385,268 shares, respectively ]	2,102,120	30,429,343
Capital shares issued in reinvestment of dividends and distributions [ 2,554,388 and 2,348,702 shares, respectively ]	30,280,269	25,607,676
Capital shares repurchased [ (3,230,432) and (6,386,113) shares, respectively ]	(38,256,167)	(64,980,051)

Total Class K transactions	(5,873,778)	(8,943,032)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,930,146	(7,781,821)

TOTAL INCREASE (DECREASE) IN NET ASSETS	48,736,008	123,503,190
NET ASSETS:
Beginning of year	788,544,577	665,041,387

End of year	$837,280,585	$788,544,577

See Notes to Financial Statements.

1180

EQ ADVISORS TRUST

EQ/LOOMIS SAYLES GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.09	$9.25	$7.45	$8.54	$6.52

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.06)	(0.03)	— #	0.01	— #
Net realized and unrealized gain (loss)	1.84	2.86	2.32	(0.21)	2.25

Total from investment operations	1.78	2.83	2.32	(0.20)	2.25

Less distributions:
Dividends from net investment income	—	—	— #	(0.01)	(0.01)
Distributions from net realized gains	(1.19)	(0.99)	(0.52)	(0.88)	(0.22)

Total dividends and distributions	(1.19)	(0.99)	(0.52)	(0.89)	(0.23)

Net asset value, end of year	$11.68	$11.09	$9.25	$7.45	$8.54

Total return	16.22%	30.95%	31.33%	(3.03)%	34.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$96,906	$95,527	$81,449	$65,569	$65,170
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers and reimbursements (f)	1.11%	1.13%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.51)%	(0.33)%	— %‡‡	0.11%	0.04%
Before waivers and reimbursements (f)	(0.57)%	(0.40)%	(0.07)%	0.04%	(0.04)%
Portfolio turnover rate^	8%	20%	7%	9%	6%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.16	$9.31	$7.49	$8.58	$6.55

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.06)	(0.03)	— #	0.01	— #
Net realized and unrealized gain (loss)	1.85	2.87	2.34	(0.21)	2.26

Total from investment operations	1.79	2.84	2.34	(0.20)	2.26

Less distributions:
Dividends from net investment income	—	—	— #	(0.01)	(0.01)
Distributions from net realized gains	(1.19)	(0.99)	(0.52)	(0.88)	(0.22)

Total dividends and distributions	(1.19)	(0.99)	(0.52)	(0.89)	(0.23)

Net asset value, end of year	$11.76	$11.16	$9.31	$7.49	$8.58

Total return	16.20%	30.86%	31.44%	(3.01)%	34.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$421,734	$385,668	$321,838	$258,438	$275,133
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers and reimbursements (f)	1.11%	1.13%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.51)%	(0.33)%	— %‡‡	0.12%	0.04%
Before waivers and reimbursements (f)	(0.57)%	(0.41)%	(0.07)%	0.04%	(0.03)%
Portfolio turnover rate^	8%	20%	7%	9%	6%

See Notes to Financial Statements.

1181

EQ ADVISORS TRUST

EQ/LOOMIS SAYLES GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.12	$9.26	$7.45	$8.54	$6.51

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	(0.01)	0.02	0.03	0.02
Net realized and unrealized gain (loss)	1.85	2.86	2.33	(0.21)	2.26

Total from investment operations	1.82	2.85	2.35	(0.18)	2.28

Less distributions:
Dividends from net investment income	—	—	(0.02)	(0.03)	(0.03)
Distributions from net realized gains	(1.19)	(0.99)	(0.52)	(0.88)	(0.22)

Total dividends and distributions	(1.19)	(0.99)	(0.54)	(0.91)	(0.25)

Net asset value, end of year	$11.75	$11.12	$9.26	$7.45	$8.54

Total return	16.54%	31.13%	31.78%	(2.77)%	35.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$318,641	$307,350	$261,754	$254,494	$338,898
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.80%	0.80%	0.80%	0.80%	0.80%
Before waivers and reimbursements (f)	0.86%	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.26)%	(0.08)%	0.26%	0.37%	0.30%
Before waivers and reimbursements (f)	(0.32)%	(0.16)%	0.18%	0.29%	0.22%
Portfolio turnover rate^	8%	20%	7%	9%	6%
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1182

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	9.38%	13.97%	9.76%
Portfolio – Class IB Shares	9.35	13.97	9.75
Portfolio – Class K Shares	9.74	14.25	10.03
MSCI ACWI ex USA Growth (Net) Index	5.09	13.06	9.13

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.35% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the MSCI ACWI ex USA Growth (Net) Index, which returned 5.09% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in both the Consumer Discretionary and Industrials sectors contributed to performance relative to the benchmark.

•

Within the Consumer Discretionary sector, the Portfolio’s overweight position in eyewear manufacturer EssilorLuxottica (France) and luxury goods company LVMH (France) aided relative returns. Avoiding poor-performing e-commerce platform developer Pinduoduo (China) further aided relative returns.

•

Within the Industrials sector, overweight holdings of electrical distribution equipment manufacturer Schneider Electric (France), electronics company Hitachi (Japan) and mechanical engineering firm GEA Group (Germany) bolstered relative results.

•	Elsewhere, the Portfolio’s holding of industrial gas supplier Linde (Germany) positively impacted relative performance.

•

The Portfolio’s overweight positions in premium drinks distributer Diageo (United Kingdom), internet-based, multiple services company Tencent (China) and global food company Nestle (Switzerland) further strengthened relative returns.

What hurt performance during the year:

•

Security selection in the Financials sector was a primary detractor from relative performance during the reporting period, led by the Portfolio’s overweight holdings of insurance company AIA Group (Hong Kong).

•

Stock selection and an underweight position within the Information Technology hurt relative performance. Here, not owning strong-performing lithography systems manufacturer for the semiconductor industry ASML (Netherlands) held back relative results.

•

Stocks in other sectors that detracted from relative performance included overweight positions in online betting and gaming operator Flutter Entertainment (Ireland), precious metals exploration company Agnico Eagle Mines (Canada), industrial equipment distributor Ritchie Bros. Auctioneers (Canada), household and industrial products manufacturer Kao (Japan) and online and mobile commerce company Alibaba Group Holding (China).

•

The Portfolio’s holdings of pharmaceutical company Novartis (Switzerland) and cloud computing and cloud storage services provider Kingsoft Cloud Holdings (China), which are not held in the benchmark, weakened relative results.

•	Not owning strong-performing luxury goods company Compagnie Financiere Richemont (Switzerland) further hurt relative returns.

Portfolio Positioning and Outlook — MFS Investment Management

The macro environment is certainly changing. Following a decade of falling interest rates, we could be approaching a point of ‘regime change.’ Central bankers have started to reign in stimulus measures by tapering asset purchases and raising interest rates to offset

1183

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

inflationary pressures. This shift in monetary policy has huge implications for all asset classes. Part of the ‘buy case’ for equities has been predicated on their relative value compared to low-yielding bonds. For a while now, equities have not looked cheap in absolute terms.

Across most sectors, equity valuations look stretched on a variety of measures. Furthermore, risks are abundant, including the potential for continued inflationary pressure, fading stimulus, higher taxes, trade wars, central bank policy mistakes, new COVID variants and geopolitical risks. With company profit margins at all-time highs, it seems right to ask if this is as good as it gets. We believe investors should likely prepare for lower returns ahead as it seems unlikely the spectacular returns of the last decade will be repeated.

Longer term, we continue to believe that stock selection will be the key component of generating alpha and avoiding significant drawdowns. Historically, our relative performance has been driven mostly by stock selection. With so much uncertainty in the near term, we remain focused on doing what we believe we do best: invest with a long-term horizon and use short-term market volatility as an opportunity to add and trim (and start and eliminate) positions. We have a clear strategy of investing in companies with sustainable growth, returns and cash flow generation through the cycle, but with an added focus on downside risk management and assessing risk that others often seem willing to overlook.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Industrials	$223,331,897	17.4%
Consumer Staples	213,954,653	16.6
Health Care	167,345,364	13.0
Information Technology	164,072,781	12.7
Consumer Discretionary	155,601,432	12.1
Materials	146,629,321	11.4
Financials	127,435,995	9.9
Communication Services	46,971,988	3.6
Energy	19,124,449	1.5
Utilities	9,920,013	0.8
Cash and Other	12,683,744	1.0

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1184

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,016.20	$5.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,016.10	5.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,017.30	4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1185

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (0.6%)
Santos Ltd.	1,111,456	$5,102,517
WiseTech Global Ltd.	69,184	2,948,614

		8,051,131

Brazil (0.2%)
Hypera SA*	483,701	2,454,978

Canada (6.8%)
Agnico Eagle Mines Ltd.	235,504	12,509,201
Canadian National Railway Co.	179,840	22,095,142
Canadian Pacific Railway Ltd.	142,004	10,213,466
Element Fleet Management Corp.	1,103,348	11,234,533
Franco-Nevada Corp.	87,435	12,092,082
Ritchie Bros Auctioneers, Inc.	322,675	19,746,450

		87,890,874

China (5.2%)
Alibaba Group Holding Ltd.*	1,000,500	15,256,003
China Resources Gas Group Ltd.	1,756,000	9,920,013
Kingsoft Corp. Ltd.	994,800	4,369,565
Ping An Insurance Group Co. of China Ltd., Class H	845,000	6,084,828
Prosus NV*	77,398	6,479,289
Tencent Holdings Ltd.	291,900	17,100,233
Yum China Holdings, Inc. (Hong Kong stock exchange)	50,800	2,492,588
Yum China Holdings, Inc. (New York stock exchange)	98,628	4,915,620

		66,618,139

Denmark (1.9%)
Novo Nordisk A/S, Class B	215,665	24,267,079

France (13.2%)
Air Liquide SA	123,634	21,580,911
Capgemini SE	54,184	13,293,868
Dassault Systemes SE	146,795	8,742,367
EssilorLuxottica SA	162,274	34,592,393
Kering SA	17,972	14,463,967
L’Oreal SA	16,503	7,833,934
LVMH Moet Hennessy Louis Vuitton SE	51,760	42,841,209
Pernod Ricard SA	109,323	26,324,186

		169,672,835

Germany (7.5%)
Bayer AG (Registered)	225,646	12,074,205
Deutsche Boerse AG	73,216	12,261,729
GEA Group AG	296,145	16,214,076
SAP SE	295,050	41,955,712
Symrise AG	97,123	14,407,862

		96,913,584

Hong Kong (2.3%)
AIA Group Ltd.	2,976,369	30,002,065

India (4.4%)
HDFC Bank Ltd.	1,329,390	26,457,017
ITC Ltd.	2,482,358	7,281,542
Reliance Industries Ltd.	440,145	14,021,932
UPL Ltd.	852,471	8,567,640

		56,328,131

Ireland (1.1%)
Flutter Entertainment plc*	89,105	14,183,509

Israel (0.5%)
Nice Ltd. (ADR)*	19,985	6,067,446

Italy (1.1%)
Prysmian SpA	374,209	14,106,083

Japan (8.3%)
AEON Financial Service Co. Ltd.	403,600	4,357,743
Hitachi Ltd.	711,900	38,556,351
Kao Corp.	148,900	7,791,264
Koito Manufacturing Co. Ltd.	135,900	7,194,914
Kose Corp.	42,600	4,832,913
Nitto Denko Corp.	109,000	8,423,976
Oracle Corp.	76,600	5,820,082
Sugi Holdings Co. Ltd.	90,900	5,507,894
Terumo Corp.	306,700	12,958,028
Z Holdings Corp.	2,060,700	11,956,109

		107,399,274

Mexico (0.9%)
Grupo Financiero Banorte SAB de CV, Class O	1,027,720	6,684,158
Wal-Mart de Mexico SAB de CV	1,188,406	4,423,838

		11,107,996

Netherlands (1.2%)
Akzo Nobel NV	143,692	15,786,758

Peru (0.6%)
Credicorp Ltd.	62,084	7,578,594

Singapore (1.3%)
DBS Group Holdings Ltd.	718,200	17,406,064

South Korea (1.7%)
Amorepacific Corp.*	47,999	6,743,077
Hugel, Inc.	11,820	1,526,284
NAVER Corp.*	42,544	13,546,081

		21,815,442

Spain (0.7%)
Amadeus IT Group SA*	124,362	8,444,197

Sweden (1.8%)
Assa Abloy AB, Class B	455,056	13,909,217
Swedish Match AB	1,109,334	8,841,575

		22,750,792

Switzerland (13.6%)
Alcon, Inc.	47,393	4,199,419
Nestle SA (Registered)	457,239	63,949,230
Novartis AG (Registered)	371,736	32,751,280
Roche Holding AG	142,880	59,444,478
Sika AG (Registered)	36,533	15,243,466

		175,587,873

Taiwan (6.0%)
Delta Electronics, Inc.	1,754,000	17,434,127
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	493,445	59,366,368

		76,800,495

United Kingdom (12.5%)
Burberry Group plc	395,427	9,727,809
Diageo plc	690,184	37,704,254

See Notes to Financial Statements.

1186

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Experian plc	453,368	$22,287,995
Just Eat Takeaway.com NV (m)*	62,594	3,454,131
Linde plc	109,126	38,017,425
London Stock Exchange Group plc	57,241	5,369,264
Ocado Group plc*	100,360	2,279,434
Reckitt Benckiser Group plc	354,622	30,441,512
Rolls-Royce Holdings plc*	7,211,674	11,994,761

		161,276,585

United States (5.6%)
Ingersoll Rand, Inc.	199,390	12,336,259
QIAGEN NV*	316,801	17,669,613
Schneider Electric SE	213,257	41,872,097

		71,877,969

Total Investments in Securities (99.0%) (Cost $723,837,118)		1,274,387,893
Other Assets Less Liabilities (1.0%)		12,683,744

Net Assets (100%)		$1,287,071,637

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $3,454,131 or 0.3% of net assets.

Glossary:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
USD	— United States Dollar

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	23,061	CAD	29,183	Credit Suisse	1/5/2022	(10)

Net unrealized depreciation						(10)

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Australia	$—	$8,051,131	$—	$8,051,131
Brazil	—	2,454,978	—	2,454,978
Canada	87,890,874	—	—	87,890,874
China	4,915,620	61,702,519	—	66,618,139
Denmark	—	24,267,079	—	24,267,079
France	—	169,672,835	—	169,672,835
Germany	—	96,913,584	—	96,913,584
Hong Kong	—	30,002,065	—	30,002,065
India	—	56,328,131	—	56,328,131
Ireland	—	14,183,509	—	14,183,509
Israel	6,067,446	—	—	6,067,446
Italy	—	14,106,083	—	14,106,083
Japan	—	107,399,274	—	107,399,274
Mexico	11,107,996	—	—	11,107,996

See Notes to Financial Statements.

1187

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Netherlands	$—	$15,786,758	$—	$15,786,758
Peru	7,578,594	—	—	7,578,594
Singapore	—	17,406,064	—	17,406,064
South Korea	—	21,815,442	—	21,815,442
Spain	—	8,444,197	—	8,444,197
Sweden	—	22,750,792	—	22,750,792
Switzerland	—	175,587,873	—	175,587,873
Taiwan	59,366,368	17,434,127	—	76,800,495
United Kingdom	—	161,276,585	—	161,276,585
United States	12,336,259	59,541,710	—	71,877,969

Total Assets	$189,263,157	$1,085,124,736	$—	$1,274,387,893

Liabilities:
Forward Currency Contracts	$—	$(10)	$—	$(10)

Total Liabilities	$—	$(10)	$—	$(10)

Total	$189,263,157	$1,085,124,726	$—	$1,274,387,883

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(10)

Total		$(10)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(10)	$(10)

Total	$(10)	$(10)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $17,973,000 for seventeen days during the year ended December 31, 2021.

See Notes to Financial Statements.

1188

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$10	$—	$—	$10

Total	$10	$—	$—	$10

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$201,036,098
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$266,231,279

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$616,156,089
Aggregate gross unrealized depreciation	(68,652,838)

Net unrealized appreciation	$547,503,251

Federal income tax cost of investments in securities and derivative instruments, if applicable	$726,884,632

See Notes to Financial Statements.

1189

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $723,837,118)	$1,274,387,893
Cash	12,356,681
Dividends, interest and other receivables	3,208,849
Receivable for Portfolio shares sold	256,635
Receivable for securities sold	63,992
Other assets	4,596

Total assets	1,290,278,646

LIABILITIES
Foreign currency overdraft payable	12,576
Accrued India taxes	1,686,574
Investment management fees payable	756,490
Payable for Portfolio shares redeemed	372,299
Administrative fees payable	97,763
Distribution fees payable – Class IB	95,357
Payable for securities purchased	32,022
Distribution fees payable – Class IA	10,093
Unrealized depreciation on forward foreign currency contracts	10
Accrued expenses	143,825

Total liabilities	3,207,009

NET ASSETS	$1,287,071,637

Net assets were comprised of:
Paid in capital	$728,456,531
Total distributable earnings (loss)	558,615,106

Net assets	$1,287,071,637

Class IA
Net asset value, offering and redemption price per share, $48,310,694 / 5,826,874 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.29

Class IB
Net asset value, offering and redemption price per share, $458,875,056 / 55,195,136 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.31

Class K
Net asset value, offering and redemption price per share, $779,885,887 / 93,961,792 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.30

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $2,398,587 foreign withholding tax)	$17,986,435
Interest	5,004

Total income	17,991,439

EXPENSES
Investment management fees	10,525,643
Administrative fees	1,165,164
Distribution fees – Class IB	1,082,853
Custodian fees	332,100
Professional fees	145,471
Distribution fees – Class IA	120,029
Printing and mailing expenses	63,803
Trustees’ fees	35,662
Miscellaneous	30,767

Gross expenses	13,501,492
Less: Waiver from investment manager	(1,514,849)

Net expenses	11,986,643

NET INVESTMENT INCOME (LOSS)	6,004,796

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities (net of India tax of $354,007 on realized gain on investments)	126,268,712
Foreign currency transactions	(170,544)

Net realized gain (loss)	126,098,168

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $745,237 on unrealized appreciation on investments)	(16,225,103)
Forward foreign currency contracts	(10)
Foreign currency translations	(189,737)

Net change in unrealized appreciation (depreciation)	(16,414,850)

NET REALIZED AND UNREALIZED GAIN (LOSS)	109,683,318

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$115,688,114

See Notes to Financial Statements.

1190

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,004,796	$7,345,603
Net realized gain (loss)	126,098,168	120,040,133
Net change in unrealized appreciation (depreciation)	(16,414,850)	55,204,642

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	115,688,114	182,590,378

Distributions to shareholders:
Class IA	(5,951,744)	(4,016,872)
Class IB	(55,842,624)	(34,479,737)
Class K	(97,771,225)	(73,450,302)

Total distributions to shareholders	(159,565,593)	(111,946,911)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 528,789 and 488,508 shares, respectively ]	4,756,738	3,890,192
Capital shares issued in reinvestment of dividends and distributions [ 719,071 and 476,705 shares, respectively ]	5,951,744	4,016,872
Capital shares repurchased [ (706,592) and (812,221) shares, respectively ]	(6,403,287)	(6,427,936)

Total Class IA transactions	4,305,195	1,479,128

Class IB
Capital shares sold [ 5,850,946 and 5,132,965 shares, respectively ]	52,698,834	40,711,025
Capital shares issued in reinvestment of dividends and distributions [ 6,730,840 and 4,082,179 shares, respectively ]	55,842,624	34,479,737
Capital shares repurchased [ (3,129,315) and (5,516,923) shares, respectively ]	(28,313,292)	(44,084,279)

Total Class IB transactions	80,228,166	31,106,483

Class K
Capital shares sold [ 1,039,698 and 11,728,360 shares, respectively ]	9,404,024	83,321,118
Capital shares issued in reinvestment of dividends and distributions [ 11,799,124 and 8,708,525 shares, respectively ]	97,771,225	73,450,302
Capital shares repurchased [ (11,596,170) and (32,153,443) shares, respectively ]	(103,927,668)	(264,859,821)

Total Class K transactions	3,247,581	(108,088,401)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	87,780,942	(75,502,790)

TOTAL INCREASE (DECREASE) IN NET ASSETS	43,903,463	(4,859,323)
NET ASSETS:
Beginning of year	1,243,168,174	1,248,027,497

End of year	$1,287,071,637	$1,243,168,174

See Notes to Financial Statements.

1191

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.64	$8.22	$6.74	$8.32	$6.57

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.03	0.09	0.07	0.06
Net realized and unrealized gain (loss)	0.75	1.21	1.73	(0.82)	2.04

Total from investment operations	0.78	1.24	1.82	(0.75)	2.10

Less distributions:
Dividends from net investment income	(0.02)	(0.04)	(0.10)	(0.07)	(0.06)
Distributions from net realized gains	(1.11)	(0.78)	(0.24)	(0.76)	(0.29)

Total dividends and distributions	(1.13)	(0.82)	(0.34)	(0.83)	(0.35)

Net asset value, end of year	$8.29	$8.64	$8.22	$6.74	$8.32

Total return	9.38%	15.45%	27.24%	(9.43)%	32.11%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$48,311	$45,655	$42,215	$32,071	$29,947
Ratio of expenses to average net assets:
After waivers (f)	1.10%	1.15%	1.15%	1.19%	1.20%
Before waivers (f)	1.22%	1.22%	1.23%	1.22%	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.32%	0.43%	1.17%	0.87%	0.74%
Before waivers (f)	0.20%	0.35%	1.09%	0.83%	0.72%
Portfolio turnover rate^	16%	21%	7%	20%	12%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.66	$8.24	$6.76	$8.33	$6.58

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.03	0.09	0.07	0.06
Net realized and unrealized gain (loss)	0.75	1.21	1.73	(0.81)	2.04

Total from investment operations	0.78	1.24	1.82	(0.74)	2.10

Less distributions:
Dividends from net investment income	(0.02)	(0.04)	(0.10)	(0.07)	(0.06)
Distributions from net realized gains	(1.11)	(0.78)	(0.24)	(0.76)	(0.29)

Total dividends and distributions	(1.13)	(0.82)	(0.34)	(0.83)	(0.35)

Net asset value, end of year	$8.31	$8.66	$8.24	$6.76	$8.33

Total return	9.35%	15.41%	27.16%	(9.28)%	32.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$458,875	$396,055	$346,565	$253,137	$262,212
Ratio of expenses to average net assets:
After waivers (f)	1.10%	1.15%	1.15%	1.19%	1.20%
Before waivers (f)	1.22%	1.22%	1.23%	1.22%	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.31%	0.42%	1.17%	0.88%	0.75%
Before waivers (f)	0.19%	0.35%	1.09%	0.85%	0.73%
Portfolio turnover rate^	16%	21%	7%	20%	12%

See Notes to Financial Statements.

1192

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.64	$8.23	$6.74	$8.32	$6.57

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.06	0.11	0.09	0.08
Net realized and unrealized gain (loss)	0.76	1.19	1.74	(0.82)	2.04

Total from investment operations	0.81	1.25	1.85	(0.73)	2.12

Less distributions:
Dividends from net investment income	(0.04)	(0.06)	(0.12)	(0.09)	(0.08)
Distributions from net realized gains	(1.11)	(0.78)	(0.24)	(0.76)	(0.29)

Total dividends and distributions	(1.15)	(0.84)	(0.36)	(0.85)	(0.37)

Net asset value, end of year	$8.30	$8.64	$8.23	$6.74	$8.32

Total return	9.74%	15.54%	27.68%	(9.18)%	32.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$779,886	$801,458	$859,248	$974,562	$1,217,098
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.90%	0.90%	0.94%	0.95%
Before waivers (f)	0.97%	0.97%	0.98%	0.97%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.57%	0.72%	1.47%	1.14%	1.03%
Before waivers (f)	0.45%	0.65%	1.39%	1.11%	1.00%
Portfolio turnover rate^	16%	21%	7%	20%	12%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1193

EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	10.24%	15.68%
MSCI EAFE® Index	11.26	10.22

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.24% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the MSCI EAFE® Index, which returned 11.26% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Security selection in both the Industrials and Materials sectors benefited relative performance.

•

Within the Industrials sector, an overweight position in electrical distribution equipment manufacturer Schneider Electric (France), the timing of the Portfolio’s ownership in shares of wiring devices and cable systems manufacturer LeGrand (France) and holdings of industrial and commercial steam systems developer Spirax-Sarco Engineering (United Kingdom) lifted relative returns.

•

Within the Materials sector, holding shares of fragrance and flavor products manufacturer Givaudan (Switzerland) and biotechnology firm Novozymes (Denmark) aided relative results as the stock of both companies outperformed the benchmark over the reporting period.

•

An underweight position in the poor-performing Utilities sector further supported relative performance. However, there were no individual stocks within this sector that were among the portfolio’s top relative contributors over the reporting period.

•

Stocks in other sectors that contributed to relative performance included holding shares of integrated circuits and electronic devices developer Cadence Design Systems, premium drinks distributer Diageo (United Kingdom) and luxury goods company Compagnie Financiere Richemont (Switzerland). Not holding shares of poor-performing technology investment firm SoftBank (Japan) and pharmaceutical company Novartis (Switzerland) also supported relative results.

•

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance.

What hurt performance during the year:

•

An overweight position and, to a lesser extent, stock selection in the Consumer Staples sector were primary factors that detracted from performance relative to the benchmark. Here, the Portfolio’s overweight positions in consumer products manufacturer Kao (Japan) and chemical products company Henkel, and holding shares of pharmaceutical products manufacturer Kobayashi Pharmaceutical (Japan), beverage manufacturer ITO EN (Japan) and global consumer products company Colgate-Palmolive weakened relative returns.

•

An underweight position in both the Financials and Energy sectors also weighed on relative results. However, there were no individual stocks within the Financials sector that were among the Portfolio’s top relative detractors over the reporting period. Within the Energy sector, not holding shares of global energy company Royal Dutch Shell (United Kingdom) held back relative performance as the stock price of the company outperformed the benchmark over the reporting period.

1194

EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO (Unaudited)

•

Elsewhere, the Portfolio’s overweight positions in security services provider SECOM (Japan) and pharmaceutical firm Santen Pharmaceutical (Japan), and holding shares of electronics manufacturer Samsung Electronics (South Korea) and medical electronic equipment manufacturer Nihon Kohden (Japan), hindered relative returns as the stock performance of all four companies lagged the benchmark over the reporting period.

Portfolio Positioning and Outlook — MFS Investment Management

Looking ahead, the list of risks is long and indeed worrisome. How will central bankers be able to bring down inflation, as higher interest rates will likely, at some point, put extreme financial pressure on governments and consumers around the world, due to the massive levels of debt outstanding? The global economy has come a long way in adapting to the pandemic, but future variants may yet cause additional problems. Combating climate change is complicated, as evidenced by strained supplies and spiking gas prices in Europe during the fourth quarter. Meanwhile, equity market valuations have reached extremely high levels, according to nearly all valuation metrics.

Needless to say, we are cautious in our outlook. In the initial phase of a future market correction, the portfolio may not exhibit the same relative outperformance that we have seen in past cycles, as higher quality stocks may simply give up some of their premium valuations. But in an extended market correction, we believe that the sustainable, high-quality, conservatively capitalized companies that we owned at year end are well positioned to successfully navigate a variety of environments going forward. In our view, now is not the time to trade down to lower quality companies; in other words, we are more comfortable taking valuation risk, rather than earnings/cash flow risk.

At period end, the Portfolio was overweight to Information Technology, where we owned computer software, systems and semiconductor companies that are dominant players in industry niches, with competitive advantages that we believe are supported by differentiated intellectual property. We were overweight Consumer Staples companies, with brand name strength, global distribution networks, strong balance sheets and the ability to adapt to the digital environment across a number of consumer product, food and alcoholic beverage companies. And we were overweight Industrials, owning businesses that are leaders in their market niches, emphasizing innovation to meet future customer needs. Our most significant underweight was Financials, as we continued to avoid European and Japanese banks with complicated business models and over-levered balance sheets. We were underweight Health Care, given concerns about patent cliffs, the high cost of drug development and increasing government pressure on drug prices, and we were underweight Consumer Discretionary, as we find fewer businesses that meet our criteria for cash flow generation and sustainability over the long term.

Sector Weightings as of December 31, 2021	Market Value	% of Net Assets
Information Technology	$349,633,152	27.1%
Consumer Staples	317,167,755	24.6
Industrials	283,316,065	21.9
Materials	150,433,406	11.6
Consumer Discretionary	57,886,935	4.5
Health Care	44,762,796	3.5
Financials	37,136,880	2.9
Real Estate	25,156,548	1.9
Cash and Other	25,480,147	2.0

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and

1195

EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO (Unaudited)

hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,052.90	$5.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.15%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1196

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Brazil (0.5%)
Wheaton Precious Metals Corp.	134,629	$5,777,036

Canada (2.5%)
Agnico Eagle Mines Ltd.	136,406	7,245,440
Franco-Nevada Corp.	181,692	25,127,632

		32,373,072

Denmark (2.1%)
Jyske Bank A/S (Registered)*	54,997	2,837,392
Novozymes A/S, Class B	263,935	21,706,185
Sydbank A/S	72,925	2,308,753

		26,852,330

Finland (0.2%)
Wartsila OYJ Abp	166,248	2,339,418

France (12.1%)
Cie Generale des Etablissements Michelin SCA	39,816	6,534,394
Danone SA	76,375	4,746,761
Dassault Systemes SE	268,482	15,989,428
EssilorLuxottica SA	59,830	12,754,125
Legrand SA	268,570	31,463,419
L’Oreal SA	77,519	36,798,081
LVMH Moet Hennessy Louis Vuitton SE	13,593	11,250,783
Pernod Ricard SA	151,506	36,481,547

		156,018,538

Germany (8.5%)
adidas AG	29,153	8,403,883
GEA Group AG	206,035	11,280,512
Henkel AG & Co. KGaA (Preference) (q)	261,712	21,196,811
Infineon Technologies AG	55,795	2,589,182
Knorr-Bremse AG	68,479	6,775,014
LEG Immobilien SE	53,368	7,455,187
SAP SE	95,482	13,577,412
Symrise AG	110,374	16,373,602
TAG Immobilien AG	203,922	5,713,586
Vonovia SE	217,102	11,987,775
Zalando SE (m)*	61,588	4,988,190

		110,341,154

Ireland (1.4%)
Kerry Group plc, Class A	71,547	9,224,922
Ryanair Holdings plc (ADR)*	86,734	8,875,490

		18,100,412

Israel (0.6%)
Nice Ltd. (ADR)*	11,046	3,353,566
Wix.com Ltd.*	27,650	4,362,893

		7,716,459

Japan (16.6%)
Chiba Bank Ltd. (The)	441,600	2,529,900
Disco Corp.	20,900	6,386,464
Ezaki Glico Co. Ltd.	126,700	4,031,314
Hachijuni Bank Ltd. (The)	433,300	1,480,370
Hirose Electric Co. Ltd.	107,800	18,124,420
Ito En Ltd.	224,200	11,772,303
Kansai Paint Co. Ltd.	207,600	4,511,866
Kao Corp.	313,700	16,414,503
Kobayashi Pharmaceutical Co. Ltd.	160,900	12,644,841
Kose Corp.	23,000	2,609,319
Lion Corp.	248,900	3,325,735
Mebuki Financial Group, Inc.	729,400	1,502,806
Nihon Kohden Corp.	223,900	6,141,046
Nissin Foods Holdings Co. Ltd.	43,200	3,150,900
Nomura Research Institute Ltd.	266,000	11,411,893
North Pacific Bank Ltd.	649,200	1,410,936
Obic Co. Ltd.	52,700	9,895,853
Omron Corp.	108,500	10,809,441
Rohto Pharmaceutical Co. Ltd.	353,000	10,663,957
Santen Pharmaceutical Co. Ltd.	607,100	7,425,799
Secom Co. Ltd.	139,000	9,650,126
Shimadzu Corp.	422,200	17,819,534
SMC Corp.	23,200	15,648,857
Sohgo Security Services Co. Ltd.	62,800	2,494,967
Terumo Corp.	120,900	5,108,007
Toyo Suisan Kaisha Ltd.	299,100	12,675,932
Yokogawa Electric Corp.	254,900	4,595,867

		214,236,956

Netherlands (1.6%)
Euronext NV (m)	93,450	9,708,345
Wolters Kluwer NV	97,320	11,478,758

		21,187,103

South Korea (2.0%)
Samsung Electronics Co. Ltd.	389,416	25,649,861

Spain (0.9%)
Amadeus IT Group SA*	172,834	11,735,453

Sweden (0.8%)
Epiroc AB, Class A	343,898	8,722,851
Svenska Cellulosa AB SCA, Class B	109,753	1,952,457

		10,675,308

Switzerland (16.5%)
Chocoladefabriken Lindt & Spruengli AG	264	3,659,263
Cie Financiere Richemont SA (Registered)	91,563	13,761,581
Geberit AG (Registered)	13,162	10,764,182
Givaudan SA (Registered)	8,943	47,031,229
Julius Baer Group Ltd.	63,364	4,254,400
Nestle SA (Registered)	457,403	63,972,167
Roche Holding AG	32,570	13,550,578
Schindler Holding AG	48,145	12,971,464
SGS SA (Registered)	6,332	21,173,841
Sika AG (Registered)	33,384	13,929,540
UBS Group AG (Registered)	418,353	7,538,802

		212,607,047

Taiwan (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	370,167	44,534,792

United Kingdom (12.4%)
Croda International plc	49,485	6,778,419
Diageo plc	592,599	32,373,256

See Notes to Financial Statements.

1197

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Experian plc	396,870	$19,510,501
Halma plc	356,156	15,426,399
Hiscox Ltd.	305,988	3,565,176
IMI plc	692,877	16,280,966
Intertek Group plc	156,445	11,921,870
Ocado Group plc*	129,497	2,941,209
Reckitt Benckiser Group plc	278,338	23,893,130
Spectris plc	126,419	6,259,366
Spirax-Sarco Engineering plc	99,927	21,708,619

		160,658,911

United States (15.8%)
Agilent Technologies, Inc.	38,212	6,100,546
Analog Devices, Inc.	143,050	25,143,899
ANSYS, Inc.*	73,793	29,599,848
Bruker Corp.	76,711	6,436,820
Cadence Design Systems, Inc.*	354,803	66,117,539
Colgate-Palmolive Co.	53,806	4,591,804
Nordson Corp.	36,748	9,380,662
Schneider Electric SE	259,107	50,874,548
Texas Instruments, Inc.	33,162	6,250,042

		204,495,708

Total Common Stocks (98.0%) (Cost $843,304,527)		1,265,299,558

	Number of Warrants	Value (Note 1)
WARRANT:
Switzerland (0.0%)
Cie Financiere Richemont SA, expiring 11/22/23* (Cost $—)	176,754	193,979

Total Investments in Securities (98.0%) (Cost $843,304,527)		1,265,493,537
Other Assets Less Liabilities (2.0%)		25,480,147

Net Assets (100%)		$1,290,973,684

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $14,696,535 or 1.1% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
JPY	— Japanese Yen
USD	— United States Dollar

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	62,109	JPY	7,138,440	UBS AG	1/4/2022	51

Total unrealized appreciation						51

USD	10,790	JPY	1,241,995	Credit Suisse	1/5/2022	(7)

Total unrealized depreciation						(7)

Net unrealized appreciation						44

See Notes to Financial Statements.

1198

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Brazil	$5,777,036	$—	$—	$5,777,036
Canada	32,373,072	—	—	32,373,072
Denmark	—	26,852,330	—	26,852,330
Finland	—	2,339,418	—	2,339,418
France	—	156,018,538	—	156,018,538
Germany	—	110,341,154	—	110,341,154
Ireland	8,875,490	9,224,922	—	18,100,412
Israel	7,716,459	—	—	7,716,459
Japan	—	214,236,956	—	214,236,956
Netherlands	—	21,187,103	—	21,187,103
South Korea	—	25,649,861	—	25,649,861
Spain	—	11,735,453	—	11,735,453
Sweden	—	10,675,308	—	10,675,308
Switzerland	—	212,607,047	—	212,607,047
Taiwan	44,534,792	—	—	44,534,792
United Kingdom	—	160,658,911	—	160,658,911
United States	153,621,160	50,874,548	—	204,495,708
Forward Currency Contracts	—	51	—	51
Warrant
Switzerland	—	193,979	—	193,979

Total Assets	$252,898,009	$1,012,595,579	$—	$1,265,493,588

Liabilities:
Forward Currency Contracts	$—	$(7)	$—	$(7)

Total Liabilities	$—	$(7)	$—	$(7)

Total	$252,898,009	$1,012,595,572	$—	$1,265,493,581

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$51

Total		$51

	Liability Derivatives
Foreign exchange contracts	Payables	$(7)

Total		$(7)

See Notes to Financial Statements.

1199

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$1,603,560	$1,603,560

Total	$1,603,560	$1,603,560

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$1,007,885	$1,007,885

Total	$1,007,885	$1,007,885

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $42,284,000 for nine months during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
UBS AG	$51	$—	$—	$51

Total	$51	$—	$—	$51

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$7	$—	$—	$7

Total	$7	$—	$—	$7

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$170,197,893
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$151,317,388

See Notes to Financial Statements.

1200

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$459,462,279
Aggregate gross unrealized depreciation	(37,463,361)

Net unrealized appreciation	$421,998,918

Federal income tax cost of investments in securities and derivative instruments, if applicable	$843,494,663

See Notes to Financial Statements.

1201

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $843,304,527)	$1,265,493,537
Cash	23,615,130
Foreign cash (Cost $40,019)	40,607
Dividends, interest and other receivables	2,995,355
Receivable for Portfolio shares sold	368,925
Receivable for securities sold	203,297
Unrealized appreciation on forward foreign currency contracts	51
Other assets	5,724

Total assets	1,292,722,626

LIABILITIES
Investment management fees payable	842,564
Payable for Portfolio shares redeemed	334,420
Distribution fees payable – Class IB	269,054
Payable for securities purchased	101,701
Administrative fees payable	98,005
Unrealized depreciation on forward foreign currency contracts	7
Accrued expenses	103,191

Total liabilities	1,748,942

NET ASSETS	$1,290,973,684

Net assets were comprised of:
Paid in capital	$867,786,955
Total distributable earnings (loss)	423,186,729

Net assets	$1,290,973,684

Class IB
Net asset value, offering and redemption price per share, $1,290,973,684 / 33,220,368 shares outstanding (unlimited amount authorized: $0.01 par value)	$38.86

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $1,831,168 foreign withholding tax)	$16,311,020
Interest	11,036

Total income	16,322,056

EXPENSES
Investment management fees	10,312,732
Distribution fees – Class IB	3,052,657
Administrative fees	1,121,110
Custodian fees	138,200
Professional fees	96,505
Printing and mailing expenses	59,856
Trustees’ fees	33,832
Miscellaneous	32,783

Gross expenses	14,847,675
Less: Waiver from investment manager	(808,078)

Net expenses	14,039,597

NET INVESTMENT INCOME (LOSS)	2,282,459

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	27,108,915
Forward foreign currency contracts	1,603,560
Foreign currency transactions	(68,257)

Net realized gain (loss)	28,644,218

Change in unrealized appreciation (depreciation) on:
Investments in securities	88,811,097
Forward foreign currency contracts	1,007,885
Foreign currency translations	(94,790)

Net change in unrealized appreciation (depreciation)	89,724,192

NET REALIZED AND UNREALIZED GAIN (LOSS)	118,368,410

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$120,650,869

See Notes to Financial Statements.

1202

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,282,459	$3,412,287
Net realized gain (loss)	28,644,218	17,021,296
Net change in unrealized appreciation (depreciation)	89,724,192	172,972,032

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	120,650,869	193,405,615

Distributions to shareholders:
Class IB	(39,230,087)	(13,124,646)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,291,229 and 2,008,266 shares, respectively ]	85,814,091	63,368,806
Capital shares issued in reinvestment of dividends and distributions [ 1,032,385 and 376,148 shares, respectively ]	39,230,087	13,124,646
Capital shares repurchased [ (2,152,086) and (3,068,856) shares, respectively ]	(81,476,766)	(94,699,379)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	43,567,412	(18,205,927)

TOTAL INCREASE (DECREASE) IN NET ASSETS	124,988,194	162,075,042
NET ASSETS:
Beginning of year	1,165,985,490	1,003,910,448

End of year	$1,290,973,684	$1,165,985,490

See Notes to Financial Statements.

1203

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$36.38		$30.67		$24.58		$25.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.11		0.20		(0.01)
Net realized and unrealized gain (loss)	3.62		6.01		6.16		(1.10)

Total from investment operations	3.69		6.12		6.36		(1.11)

Less distributions:
Dividends from net investment income	(0.14)		(0.08)		(0.20)		—
Distributions from net realized gains	(1.07)		(0.33)		(0.07)		—

Total dividends and distributions	(1.21)		(0.41)		(0.27)		—

Net asset value, end of period	$38.86		$36.38		$30.67		$24.58

Total return (b)	10.24%		20.03%		25.88%		(4.32)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,290,974		$1,165,985		$1,003,910		$783,554
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15	%(j)	1.15	%(j)	1.15	%(j)	1.15	%(j)
Before waivers (a)(f)	1.22%		1.23%		1.25%		1.29%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.19%		0.34%		0.70%		(0.22	)%(l)
Before waivers (a)(f)	0.12%		0.26%		0.60%		(0.36	)%(l)
Portfolio turnover rate^	13%		12%		14%		1	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1204

EQ/MFS MID CAP FOCUSED GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	18.83%	22.52%
Russell Midcap® Growth Index	12.73	22.52

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 18.83% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell Midcap® Growth Index, which returned 12.73% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the Health Care sector contributed to performance relative to the benchmark. Within this sector, holding shares of clinical research organization ICON (Ireland), and the Portfolio’s overweight positions in biotechnology instrument manufacturer Bio-Techne and pharmaceutical research company Charles River Laboratories International, aided relative performance. In addition, the timing of the Portfolio’s ownership in shares of diagnostics and life science research services provider Perkinelmer helped relative results.

•

Stock selection and, to a lesser extent, an overweight position in the Financials sector supported relative performance. Within this sector, holding shares of securities exchange services provider NASDAQ and an overweight position in index data provider MSCI benefited relative returns.

•	Stock selection in the Consumer Discretionary sector bolstered relative performance, led by the Portfolio not holding shares of at-home fitness platform operator Peloton Interactive.

•

Elsewhere, the Portfolio’s overweight positions in Cadence Design Systems, a maker of electronic design automation software used to design semiconductor chips and semiconductor company Monolithic Power Systems, and holding shares of manufacturer and supplier of building materials Builders FirstSource, buoyed relative returns.

What hurt performance during the year:

•

Stock selection and, to a lesser extent, an underweight position in the Information Technology sector detracted from relative performance. Within this sector, not holding shares of cybersecurity solutions provider Fortinet and holding shares of electronic payment services company Global Payments dampened relative returns. In addition, the Portfolio’s overweight position in cloud platform for business spend management Coupa Software weakened relative returns.

•

Stocks in other sectors that dampened relative returns included the Portfolio’s overweight positions in child care and early education provider Bright Horizons Family Solutions, video game software developer Take-Two Interactive, pioneer and leader in immune-driven medicine Adaptive Biotechnologies and hydroponic gardening systems and accessories manufacturer Scotts Miracle-Gro. Additionally, not holding shares of biotechnology company Moderna and retail property manager Simon Property Group, and holding shares of analytics services provider Clarivate (United Kingdom), weighed on relative performance.

Portfolio Positioning and Outlook — MFS Investment Management

Our long-term outlook for durable growth businesses that exhibit pricing power remains unchanged. We look at the U.S. equity landscape from an industry perspective and seek to identify which companies are growing at above market rates (versus those that are not) and where the profit pools are going, and are likely to go over the next decade. We think this provides a helpful sanity check on the outlook for growth stocks and makes sense as to

1205

EQ/MFS MID CAP FOCUSED GROWTH PORTFOLIO (Unaudited)

why certain growth-oriented companies will likely continue to take market share and why we believe this trend will continue over the longer-term.

For example, take the autos & housing industry; think about where future potential growth is likely to come from. Here, one could argue, future growth is likely to come from underpenetrated areas of the industry with large addressable markets such as electric vehicles and the Internet of Things (i.e., smart elevators, smart cars, connected homes, etc.), just to name a few. Even in traditionally lower growth areas like Consumer Staples, niche brands and healthy eating are long-term trends that are enabled largely by the internet and e-commerce as consumer have more choices available to them. We also see this trend in more traditional value sectors such as Energy and Financials. In Energy, profits and growth are coming from solar or other alternative sources of energy, while in Financials, most of the growth is coming from FinTech.

In Health Care, we feel growth may come from areas like biotech, telehealth, next generation tools and life sciences companies. In Industrials, similar to autos & housing, it is all things digital, direct-to-consumer, and the Internet of Things. If we look at leisure, expected growth will be in areas like streaming video on-demand as well as video games. Finally, in retailing, it’s all about e-commerce, digital or omni-channel or more direct to consumer businesses.

With that said, there will always be points in time where companies, many of which lack real pricing power, will be aided by some external driver of earnings growth (i.e., higher GDP, higher rates, higher inflation, etc.). However, it is our belief that over time sustainable earnings growth will come from those companies that possess pricing power, the result of sustainable competitive advantages, high barriers to entry, intellectual property and differentiated products and services, many of which reside in the growth universe.

Sector Weightings as of December 31, 2021	% of Net Assets
Health Care	22.7%
Information Technology	22.3
Industrials	20.2
Consumer Discretionary	12.8
Financials	9.4
Communication Services	5.9
Materials	3.8
Real Estate	2.1
Investment Company	0.3
Cash and Other	0.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1206

EQ/MFS MID CAP FOCUSED GROWTH PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,121.60	$5.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.10%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1207

EQ ADVISORS TRUST

EQ/MFS MID CAP FOCUSED GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (5.9%)
Entertainment (1.8%)
Take-Two Interactive Software, Inc.*	50,719	$9,013,781

Interactive Media & Services (4.1%)
Eventbrite, Inc., Class A*	284,586	4,963,180
IAC/InterActiveCorp*	41,774	5,460,279
Match Group, Inc.*	72,304	9,562,204
Vimeo, Inc.*	67,821	1,218,065

		21,203,728

Total Communication Services		30,217,509

Consumer Discretionary (12.8%)
Distributors (1.9%)
Pool Corp.	16,982	9,611,812

Diversified Consumer Services (1.7%)
Bright Horizons Family Solutions, Inc.*	69,325	8,726,631

Hotels, Restaurants & Leisure (2.8%)
Chipotle Mexican Grill, Inc.*	3,207	5,606,638
Domino’s Pizza, Inc.	15,470	8,730,185

		14,336,823

Specialty Retail (4.9%)
Burlington Stores, Inc.*	33,410	9,739,349
O’Reilly Automotive, Inc.*	13,708	9,681,001
Ulta Beauty, Inc.*	13,967	5,759,153

		25,179,503

Textiles, Apparel & Luxury Goods (1.5%)
Lululemon Athletica, Inc.*	20,180	7,899,461

Total Consumer Discretionary		65,754,230

Financials (9.4%)
Capital Markets (7.2%)
Morningstar, Inc.	14,820	5,068,292
MSCI, Inc.	32,212	19,735,970
Nasdaq, Inc.	58,417	12,268,154

		37,072,416

Insurance (2.2%)
Arthur J Gallagher & Co.	66,877	11,347,021

Total Financials		48,419,437

Health Care (22.7%)
Health Care Equipment & Supplies (4.4%)
Masimo Corp.*	29,061	8,508,480
STERIS plc	58,122	14,147,476

		22,655,956

Life Sciences Tools & Services (18.3%)
Adaptive Biotechnologies Corp.*	64,470	1,809,028
Agilent Technologies, Inc.	60,660	9,684,369
Bio-Techne Corp.	29,049	15,028,210
Charles River Laboratories International, Inc.*	50,078	18,868,389
ICON plc*	69,279	21,455,706
PerkinElmer, Inc.	85,464	17,183,392
West Pharmaceutical Services, Inc.	20,852	9,779,796

		93,808,890

Total Health Care		116,464,846

Industrials (20.2%)
Building Products (1.6%)
Builders FirstSource, Inc.*	94,059	8,061,797

Commercial Services & Supplies (2.6%)
Copart, Inc.*	89,787	13,613,505

Electrical Equipment (2.2%)
AMETEK, Inc.	76,461	11,242,825

Machinery (1.8%)
IDEX Corp.	40,266	9,515,661

Professional Services (12.0%)
Clarivate plc*	340,708	8,013,452
CoStar Group, Inc.*	110,946	8,768,063
Equifax, Inc.	35,532	10,403,414
TransUnion	83,814	9,938,664
Verisk Analytics, Inc.	59,042	13,504,677
Wolters Kluwer NV	92,154	10,869,435

		61,497,705

Total Industrials		103,931,493

Information Technology (22.3%)
IT Services (2.3%)
Gartner, Inc.*	17,693	5,915,124
Okta, Inc.*	25,566	5,731,130

		11,646,254

Semiconductors & Semiconductor Equipment (6.7%)
Entegris, Inc.	96,462	13,367,704
Monolithic Power Systems, Inc.	43,178	21,301,003

		34,668,707

Software (13.3%)
Autodesk, Inc.*	27,051	7,606,471
Black Knight, Inc.*	89,658	7,431,751
Cadence Design Systems, Inc.*	156,605	29,183,342
Coupa Software, Inc.*	21,042	3,325,688
Nice Ltd. (ADR)*	32,212	9,779,563
Synopsys, Inc.*	29,954	11,038,049

		68,364,864

Total Information Technology		114,679,825

Materials (3.8%)
Chemicals (1.2%)
Scotts Miracle-Gro Co. (The)	37,802	6,086,122

Construction Materials (2.6%)
Vulcan Materials Co.	64,134	13,312,936

Total Materials		19,399,058

Real Estate (2.1%)
Equity Real Estate Investment Trusts (REITs) (2.1%)
SBA Communications Corp. (REIT)	27,600	10,736,952

Total Real Estate		10,736,952

Total Common Stocks (99.2%) (Cost $310,683,107)		509,603,350

See Notes to Financial Statements.

1208

EQ ADVISORS TRUST

EQ/MFS MID CAP FOCUSED GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	1,386,039	$1,386,593

Total Short-Term Investment (0.3%)
(Cost $1,386,594)		1,386,593

Total Investments in Securities (99.5%)
(Cost $312,069,701)		510,989,943
Other Assets Less Liabilities (0.5%)		2,693,570

Net Assets (100%)		$513,683,513

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$30,217,509	$—	$—	$30,217,509
Consumer Discretionary	65,754,230	—	—	65,754,230
Financials	48,419,437	—	—	48,419,437
Health Care	116,464,846	—	—	116,464,846
Industrials	93,062,058	10,869,435	—	103,931,493
Information Technology	114,679,825	—	—	114,679,825
Materials	19,399,058	—	—	19,399,058
Real Estate	10,736,952	—	—	10,736,952
Short-Term Investment
Investment Company	1,386,593	—	—	1,386,593

Total Assets	$500,120,508	$10,869,435	$—	$510,989,943

Total Liabilities	$—	$—	$—	$—

Total	$500,120,508	$10,869,435	$—	$510,989,943

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$40,605,391
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$53,918,949

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$206,449,266
Aggregate gross unrealized depreciation	(7,529,025)

Net unrealized appreciation	$198,920,241

Federal income tax cost of investments in securities and derivative instruments, if applicable	$312,069,702

See Notes to Financial Statements.

1209

EQ ADVISORS TRUST

EQ/MFS MID CAP FOCUSED GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $312,069,701)	$510,989,943
Cash	7,900,000
Receivable for Portfolio shares sold	144,815
Receivable for securities sold	103,075
Dividends, interest and other receivables	25,674
Other assets	10,385

Total assets	519,173,892

LIABILITIES
Payable for securities purchased	4,963,027
Investment management fees payable	313,719
Distribution fees payable – Class IB	106,100
Administrative fees payable	38,648
Payable for Portfolio shares redeemed	15,044
Accrued expenses	53,841

Total liabilities	5,490,379

NET ASSETS	$513,683,513

Net assets were comprised of:
Paid in capital	$314,136,622
Total distributable earnings (loss)	199,546,891

Net assets	$513,683,513

Class IB
Net asset value, offering and redemption price per share, $513,683,513 / 25,589,697 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.07

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $23,827 foreign withholding tax)	$1,802,020
Interest	1,439

Total income	1,803,459

EXPENSES
Investment management fees	3,982,701
Distribution fees – Class IB	1,171,379
Administrative fees	430,118
Professional fees	64,735
Printing and mailing expenses	34,528
Trustees’ fees	12,759
Custodian fees	700
Miscellaneous	5,528

Gross expenses	5,702,448
Less: Waiver from investment manager	(546,136)

Net expenses	5,156,312

NET INVESTMENT INCOME (LOSS)	(3,352,853)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	10,518,065
Foreign currency transactions	373

Net realized gain (loss)	10,518,438

Change in unrealized appreciation (depreciation) on:
Investments in securities	75,443,927
Foreign currency translations	36

Net change in unrealized appreciation (depreciation)	75,443,963

NET REALIZED AND UNREALIZED GAIN (LOSS)	85,962,401

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$82,609,548

See Notes to Financial Statements.

1210

EQ ADVISORS TRUST

EQ/MFS MID CAP FOCUSED GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(3,352,853)	$(2,011,916)
Net realized gain (loss)	10,518,438	(2,214,169)
Net change in unrealized appreciation (depreciation)	75,443,963	104,686,388

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	82,609,548	100,460,303

Distributions to shareholders:
Class IB	(7,858,063)	(46,445,905)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,965,230 and 2,527,019 shares, respectively ]	35,330,599	39,123,754
Capital shares issued in reinvestment of dividends and distributions [ 402,787 and 3,065,644 shares, respectively ]	7,858,063	46,445,905
Capital shares repurchased [ (2,494,863) and (2,984,729) shares, respectively ]	(45,466,360)	(45,563,987)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,277,698)	40,005,672

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,473,787	94,020,070
NET ASSETS:
Beginning of year	441,209,726	347,189,656

End of year	$513,683,513	$441,209,726

See Notes to Financial Statements.

1211

EQ ADVISORS TRUST

EQ/MFS MID CAP FOCUSED GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$17.16		$15.02		$11.06		$12.14

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.13)		(0.09)		(0.05)		—	#
Net realized and unrealized gain (loss)	3.35		4.29		4.06		(1.08)

Total from investment operations	3.22		4.20		4.01		(1.08)

Less distributions:
Dividends from net investment income	—		—		—	#	—	#
Distributions from net realized gains	(0.31)		(2.06)		(0.05)		—

Total dividends and distributions	(0.31)		(2.06)		(0.05)		—	#

Net asset value, end of period	$20.07		$17.16		$15.02		$11.06

Total return (b)	18.83%		29.76%		36.33%		(8.89)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$513,684		$441,210		$347,190		$245,206
Ratio of expenses to average net assets:
After waivers (a)(f)	1.10	%(j)	1.10	%(j)	1.10	%(j)	1.10	%(j)
Before waivers (a)(f)	1.22%		1.24%		1.25%		1.31%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.72)%		(0.56)%		(0.33)%		(0.11	)%(l)
Before waivers (a)(f)	(0.83)%		(0.70)%		(0.48)%		(0.32	)%(l)
Portfolio turnover rate^	9%		40%		113	%(h)	7	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 22%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1212

EQ/MFS TECHNOLOGY PORTFOLIO (UNAUDITED)

INVESTMENT MANAGER.

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	13.76%	24.85%
S&P North American Technology Sector Index	26.40	30.64
S&P 500® Index	28.71	20.63

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.76% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the S&P North American Technology Sector Index and the S&P 500® Index, which returned 26.40% and 28.71%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the software industry was a primary driver supporting relative performance over the reporting period. Here, the Portfolio’s overweight positions in digital workforce platform provider Asana, software giant Microsoft and internet marketing software firm HubSpot, in addition to not holding poor-performing online telecommunications firm Zoom Video Communications, benefited relative returns.

•

Elsewhere, the Portfolio’s holdings of technology services provider Endava and digital outsourcing services provider TaskUS, and its overweight positions in IT services firm EPAM Systems, networking chip maker Marvell Technology Group and integrated circuits supplier Xilinx, strengthened relative returns.

•	Lastly, not holding shares of poor-performing semiconductor company Intel helped relative performance.

What hurt performance during the year:

•	Stock selection and, to a lesser extent, overweight positions in both the IT Services and Internet & Direct Marketing Retail industries weighed on performance relative to the benchmark.

•

Within the IT Services industry, the Portfolio’s overweight positions in electronic payment services company Global Payments, payment processing and information management solutions firm Wex and debit and credit transaction platform company MasterCard hurt relative returns as these companies underperformed the benchmark over the reporting period.

•

Within the Internet & Direct Marketing Retail industry, holding shares of luxury fashion technology platform provider Fartech (United Kingdom) dampened relative results as the company’s share price declined over the reporting period.

•

Security selection and, to a lesser extent, an underweight position in the Interactive Media & Services industry also detracted from relative performance. Here, the Portfolio’s underweight position in strong-performing technology holding company Alphabet held back relative returns.

•

Turning to stocks in other sectors, the Portfolio’s overweight positions in global enterprise cloud communications and collaboration solutions provider RingCentral and online travel company Booking.com, as well as its underweight positions in shares of computer graphics processor maker NVIDIA and computer and personal electronics maker Apple, hindered relative returns.

•	Lastly, holding shares of technology platform operator Uber Technologies detracted from relative performance as the company’s stock price fell over the reporting period.

1213

EQ/MFS TECHNOLOGY PORTFOLIO (UNAUDITED)

Portfolio Positioning and Outlook — MFS Investment Management

For technology stocks, the question boils down to determining which companies have sustainable growth opportunities ahead, versus one-off lockdown or stay-at-home beneficiaries that may not be able to duplicate the success of last year going forward. As valuations appear rich and driven mostly by multiple expansion, we expect volatility will remain elevated and continue to position the Portfolio in names we think can grow cash flow and earnings through periods of volatility and uncertainty, which will be necessary for delivering future returns if valuations slip from their elevated perch even the slightest bit. We believe the technology sector continues to offer longer-term secular tailwinds and visibility of future opportunities, along with strong balance sheets, more capital-light business models, favorable margin profiles and global scalability. We also believe that the environment for identifying winners and losers has become more attractive, notably new areas of technological innovation (i.e., 5G, robotics, AI, gaming, education tech, med tech and green tech), companies disrupting non-tech industries as well as companies in disrupted industries that adapt to change, which may open new growth streams that generate rerating.

From a positioning standpoint, while we continue to favor long-term secular growth over timing near-term cyclicality, we have continued to trim names with relatively full valuations where the optimistic end of the potential range of outcomes is largely priced in, leaving little room for error on a valuation basis. From an industry perspective, our largest overweights still reflect secular growth opportunities. We are overweight entertainment, software, IT services and data analytics companies. In the entertainment industry, we have watched the changing behavior of consumers over the past few years and how they spend their free time. We have seen increased engagement on video game platforms and have increased our exposure to names in the space to reflect the opportunities for these companies to monetize this growing engagement. From a software perspective, the long-term secular trend of digital transformation remains intact, and many companies across multiple sectors continue to shift parts of their business toward cloud computing platforms, notably to Amazon Web Services and Microsoft Azure. These cloud infrastructure services, along with other companies in the portfolio that focus on data analytics and business automation services, benefit from significant recurring revenue. This trend continues to accelerate as many business enterprises announce digital transformation initiatives to adapt to remote working during the pandemic, with the expectation that these habits may become permanent to some extent. As demand for digital transformation among business enterprise clients increases, we favor certain companies in the cloud computing ecosystem that will also likely benefit from increased demand. Within the IT services industry, we prefer the card networks and payment processing companies, which have benefited from the long-term secular transition from cash and checks to credit and digital payments. An accelerated adoption of e-commerce may also support this shift, and we continue to evaluate the share of business coming from online versus offline sources. We have been overweight the payments space for a long time due to what we believe is a strong secular growth tailwind from the ongoing shifts described above. We think both trends are likely to continue over the course of the next three to five-plus years, particularly with a long way to go in the cash to digital transition outside the US. This year, the payments space has faced some headwinds, notably due to reopening trends weighing on digital payment names and a combination of buzz around Crypto, Buy Now Pay Later (BNPL) and other competitors aiming to disrupt the payments space.

Conversely, our largest underweights fall in the more cyclical industries, notably hardware and communications equipment. These companies compete in areas with shrinking opportunity and a shift to cloud-based alternatives. We are significantly underweight semiconductors but continue to build and maintain positions in semiconductor and semiconductor capital equipment names that we believe will benefit from the long-term secular trend of digital transformation.

We feel the Portfolio will be able to take advantage of the ever-changing environment by remaining committed to its investment discipline and using bottom-up stock selection to try and identify companies with reasonable valuations and durable growth profiles that have an addressable market and some pricing power early in the technology life cycles.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	61.1%
Consumer Discretionary	14.6
Communication Services	14.2
Industrials	3.6
Financials	3.4
Health Care	1.3
Investment Company	1.1
Cash and Other	0.7

100.0%

1214

EQ/MFS TECHNOLOGY PORTFOLIO (UNAUDITED)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,022.50	$5.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.58	5.68

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.12%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1215

EQ ADVISORS TRUST

EQ/MFS TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (14.2%)
Entertainment (1.6%)
Netflix, Inc.*	5,994	$3,611,025
Sea Ltd. (ADR)*	14,082	3,150,284
Take-Two Interactive Software, Inc.*	27,702	4,923,200

		11,684,509

Interactive Media & Services (12.4%)
Alphabet, Inc., Class A*	22,855	66,211,849
Eventbrite, Inc., Class A*	182,736	3,186,916
Match Group, Inc.*	18,041	2,385,922
Meta Platforms, Inc., Class A*	35,615	11,979,105
Pinterest, Inc., Class A*	33,464	1,216,417
Tencent Holdings Ltd.	143,000	8,377,298

		93,357,507

Media (0.2%)
Charter Communications, Inc., Class A*	2,074	1,352,186

Total Communication Services		106,394,202

Consumer Discretionary (14.6%)
Hotels, Restaurants & Leisure (2.8%)
Booking Holdings, Inc.*	8,803	21,120,422

Internet & Direct Marketing Retail (11.8%)
Amazon.com, Inc.*	21,204	70,701,345
Chewy, Inc., Class A*	41,300	2,435,461
Farfetch Ltd., Class A*	219,644	7,342,699
MercadoLibre, Inc.*	3,393	4,575,121
Pinduoduo, Inc. (ADR)*	33,187	1,934,802
Xometry, Inc., Class A*	34,064	1,745,780

		88,735,208

Total Consumer Discretionary		109,855,630

Financials (3.4%)
Capital Markets (2.7%)
Charles Schwab Corp. (The)	64,102	5,390,978
CME Group, Inc.	12,593	2,876,997
Morningstar, Inc.	6,609	2,260,212
MSCI, Inc.	5,059	3,099,599
Tradeweb Markets, Inc., Class A	62,489	6,257,648

		19,885,434

Insurance (0.7%)
Arthur J Gallagher & Co.	31,820	5,398,900

Total Financials		25,284,334

Health Care (1.3%)
Health Care Providers & Services (0.3%)
Guardant Health, Inc.*	21,404	2,140,828

Life Sciences Tools & Services (1.0%)
Bio-Techne Corp.	8,736	4,519,482
Maravai LifeSciences Holdings, Inc., Class A*	71,672	3,003,057

		7,522,539

Total Health Care		9,663,367

Industrials (3.6%)
Commercial Services & Supplies (0.1%)
ACV Auctions, Inc., Class A*	50,912	959,182

Electrical Equipment (0.2%)
Generac Holdings, Inc.*	4,338	1,526,629

Professional Services (2.7%)
Clarivate plc*	244,450	5,749,464
Equifax, Inc.	11,643	3,408,954
TransUnion	53,843	6,384,703
Verisk Analytics, Inc.	19,138	4,377,434

		19,920,555

Road & Rail (0.6%)
Uber Technologies, Inc.*	105,833	4,437,578

Total Industrials		26,843,944

Information Technology (61.1%)
Electronic Equipment, Instruments & Components (0.3%)
CDW Corp.	11,817	2,419,885

IT Services (17.1%)
Block, Inc.*	14,041	2,267,762
Endava plc (ADR)*	64,934	10,903,717
EPAM Systems, Inc.*	11,097	7,417,790
FleetCor Technologies, Inc.*	23,724	5,310,380
Global Payments, Inc.	143,185	19,355,748
Mastercard, Inc., Class A	85,009	30,545,434
Nuvei Corp. (Non-Voting) (m)*	71,289	4,632,359
Paya Holdings, Inc.*	465,375	2,950,478
PayPal Holdings, Inc.*	82,902	15,633,659
TaskUS, Inc., Class A*	61,632	3,325,663
Thoughtworks Holding, Inc.*	218,584	5,860,237
Visa, Inc., Class A	51,518	11,164,466
WEX, Inc.*	43,734	6,139,816
Wix.com Ltd.*	18,976	2,994,223

		128,501,732

Semiconductors & Semiconductor Equipment (12.5%)
Advanced Micro Devices, Inc.*	95,071	13,680,717
KLA Corp.	25,656	11,034,902
Lam Research Corp.	17,994	12,940,385
Marvell Technology, Inc.	130,328	11,402,397
Micron Technology, Inc.	96,771	9,014,219
NVIDIA Corp.	89,087	26,201,377
Xilinx, Inc.	44,229	9,377,875

		93,651,872

Software (30.0%)
Adobe, Inc.*	49,534	28,088,750
AppLovin Corp., Class A*	27,249	2,568,491
Asana, Inc., Class A*	39,882	2,973,203
Atlassian Corp. plc, Class A*	14,873	5,670,926
Autodesk, Inc.*	31,178	8,766,942
Avalara, Inc.*	15,200	1,962,472
Black Knight, Inc.*	63,200	5,238,648
Constellation Software, Inc.	4,309	7,994,754
Couchbase, Inc.*	16,626	414,985
Descartes Systems Group, Inc. (The)*	63,240	5,230,380
DoubleVerify Holdings, Inc.*	92,606	3,081,928
Freshworks, Inc., Class A*	33,053	867,972

See Notes to Financial Statements.

1216

EQ ADVISORS TRUST

EQ/MFS TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
HashiCorp, Inc., Class A*	7,856	$715,210
HubSpot, Inc.*	9,661	6,368,048
Intuit, Inc.	13,451	8,651,952
Microsoft Corp.	266,192	89,525,693
Paycor HCM, Inc.*	110,413	3,180,999
Q2 Holdings, Inc.*	38,281	3,041,043
Qualtrics International, Inc., Class A*	42,694	1,511,368
Rakus Co. Ltd.	13,400	361,123
RingCentral, Inc., Class A*	31,540	5,909,019
salesforce.com, Inc.*	65,617	16,675,248
ServiceNow, Inc.*	20,684	13,426,191
Topicus.com, Inc.*	35,073	3,219,080

		225,444,425

Technology Hardware, Storage & Peripherals (1.2%)
Apple, Inc.	50,123	8,900,341

Total Information Technology		458,918,255

Total Common Stocks (98.2%) (Cost $464,551,387)		736,959,732

SHORT-TERM INVESTMENT:
Investment Company (1.1%)
JPMorgan Prime Money Market Fund, IM Shares	7,876,767	7,879,918

Total Short-Term Investment (1.1%) (Cost $7,880,486)		7,879,918

Total Investments in Securities (99.3%) (Cost $472,431,873)		744,839,650
Other Assets Less Liabilities (0.7%)		5,602,104

Net Assets (100%)		$750,441,754

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $4,632,359 or 0.6% of net assets.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$98,016,904	$8,377,298	$—	$106,394,202
Consumer Discretionary	109,855,630	—	—	109,855,630
Financials	25,284,334	—	—	25,284,334
Health Care	9,663,367	—	—	9,663,367
Industrials	26,843,944	—	—	26,843,944
Information Technology	458,557,132	361,123	—	458,918,255
Short-Term Investment
Investment Company	7,879,918	—	—	7,879,918

Total Assets	$736,101,229	$8,738,421	$—	$744,839,650

Total Liabilities	$—	$—	$—	$—

Total	$736,101,229	$8,738,421	$—	$744,839,650

See Notes to Financial Statements.

1217

EQ ADVISORS TRUST

EQ/MFS TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$283,614,197
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$301,783,916

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$290,422,976
Aggregate gross unrealized depreciation	(18,160,034)

Net unrealized appreciation	$272,262,942

Federal income tax cost of investments in securities and derivative instruments, if applicable	$472,576,708

See Notes to Financial Statements.

1218

EQ ADVISORS TRUST

EQ/MFS TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $472,431,873)	$744,839,650
Cash	6,200,000
Receivable for Portfolio shares sold	261,753
Receivable for securities sold	220,209
Dividends, interest and other receivables	76,334
Other assets	3,891

Total assets	751,601,837

LIABILITIES
Investment management fees payable	473,476
Payable for Portfolio shares redeemed	400,961
Distribution fees payable – Class IB	157,861
Administrative fees payable	57,502
Accrued expenses	70,283

Total liabilities	1,160,083

NET ASSETS	$750,441,754

Net assets were comprised of:
Paid in capital	$464,629,518
Total distributable earnings (loss)	285,812,236

Net assets	$750,441,754

Class IB
Net asset value, offering and redemption price per share, $750,441,754 / 22,492,472 shares outstanding (unlimited amount authorized: $0.01 par value)	$33.36

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $4,039 foreign withholding tax)	$1,712,644
Interest	3,093

Total income	1,715,737

EXPENSES
Investment management fees	5,421,380
Distribution fees – Class IB	1,807,939
Administrative fees	663,916
Professional fees	69,538
Printing and mailing expenses	44,317
Custodian fees	41,900
Trustees’ fees	19,898
Miscellaneous	19,225

Total expenses	8,088,113

NET INVESTMENT INCOME (LOSS)	(6,372,376)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	77,544,375
Foreign currency transactions	(3,345)

Net realized gain (loss)	77,541,030

Change in unrealized appreciation (depreciation) on:
Investments in securities	20,226,893
Foreign currency translations	28

Net change in unrealized appreciation (depreciation)	20,226,921

NET REALIZED AND UNREALIZED GAIN (LOSS)	97,767,951

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$91,395,575

See Notes to Financial Statements.

1219

EQ ADVISORS TRUST

EQ/MFS TECHNOLOGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(6,372,376)	$(3,503,560)
Net realized gain (loss)	77,541,030	30,370,174
Net change in unrealized appreciation (depreciation)	20,226,921	160,009,808

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	91,395,575	186,876,422

Distributions to shareholders:
Class IB	(65,997,659)	(13,443,707)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,388,276 and 3,547,260 shares, respectively ]	82,629,896	94,699,196
Capital shares issued in connection with merger (Note 8) [ 0 and 7,349,036 shares, respectively ]	—	186,754,391
Capital shares issued in reinvestment of dividends and distributions [ 1,982,347 and 430,775 shares, respectively ]	65,997,659	13,443,707
Capital shares repurchased [ (2,623,247) and (2,574,766) shares, respectively ]	(90,487,187)	(69,547,562)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	58,140,368	225,349,732

TOTAL INCREASE (DECREASE) IN NET ASSETS	83,538,284	398,782,447
NET ASSETS:
Beginning of year	666,903,470	268,121,023

End of year	$750,441,754	$666,903,470

See Notes to Financial Statements.

1220

EQ ADVISORS TRUST

EQ/MFS TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$32.15		$22.36		$16.46		$18.36

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.31)		(0.21)		(0.13)		(0.02)
Net realized and unrealized gain (loss)	4.69		10.67		6.03		(1.88)

Total from investment operations	4.38		10.46		5.90		(1.90)

Less distributions:
Dividends from net investment income	—		(0.02)		—		—
Distributions from net realized gains	(3.17)		(0.65)		—		—

Total dividends and distributions	(3.17)		(0.67)		—		—

Net asset value, end of period	$33.36		$32.15		$22.36		$16.46

Total return (b)	13.76%		46.83%		35.84%		(10.35)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$750,442		$666,903		$268,121		$188,253
Ratio of expenses to average net assets:
After waivers (a)(f)	1.12	%(j)	1.13	%(k)	1.14	%(m)	1.14	%(m)
Before waivers (a)(f)	1.12%		1.13%		1.16%		1.21%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.88)%		(0.77)%		(0.67)%		(0.49	)%(l)
Before waivers (a)(f)	(0.88)%		(0.77)%		(0.69)%		(0.56	)%(l)
Portfolio turnover rate^	40%		44%		29%		5	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.13% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.14% for Class IB.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1221

EQ/MFS UTILITIES SERIES PORTFOLIO (UNAUDITED)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	13.92%	12.29%
Portfolio – Class K Shares*	14.20	12.56
MSCI ACWI Utilities (Net) Index	10.05	10.57
S&P 500® Index	28.71	20.63

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.92% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the MSCI ACWI Utilities (Net) Index and the S&P 500® Index, which returned 10.05% and 28.71%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Security selection in the electric utilities industry was a primary factor that contributed to performance relative to the benchmark. Within this industry, not holding shares of renewable energy solutions provider Orsted (Denmark), and the Portfolio’s overweight positions in utility services provider Exelon and power provider FirstEnergy helped relative returns. In addition, the Portfolio’s underweight position in electric utility company Iberdrola (Spain) and electricity and gas distributor Enel (Italy) supported relative results.

•

The Portfolio’s out-of-benchmark allocation to the oil, gas and consumable fuels industry also benefited relative returns. Within this industry, holding shares of natural gas and petrochemical products manufacturer Enterprise Products Partners and natural gas services provider Chenier Energy Partners benefited relative performance.

•

Elsewhere, holding shares of real estate investment trust SBA Communications and an overweight position in power distribution company Centerpoint Energy buoyed relative performance. In addition, not holding shares of natural gas company China Gas (China) further supported relative results.

What hurt performance during the year:

•

Stock selection in the independent power & renewable electricity power industry held back relative performance. Within this industry, the timing of the Portfolio’s ownership in shares of renewable energy company EDP Renovaveis (Portugal), and not holding shares of power plants and coal mine development and management company China Resources Power (China) and wind farms operator China Longyuan Power Group (China), weakened relative performance.

•

Stocks in other industries that detracted from relative results included not holding shares of water and waste management services provider Veolia Environnement (France), water services provider American Water Works and energy company Consolidated Edison. Additionally, holding shares of telecommunication services provider T-Mobile, cable services provider Charter Communications and telecommunications services provider Cellnex Telecom (Spain) dampened relative performance.

Portfolio Positioning and Outlook — MFS Investment Management

Looking forward, tighter monetary policy in response to inflation seems likely. While investors typically view rising rates as unfavorable to equities, although we cannot predict market movement and stock returns, data from Credit Suisse indicates that stock returns remained robust in the months leading up to and following the first rate increase. In looking at the past four cycles (1994, 1999, 2004 and 2015), the S&P 500 Index gained 9.5% in the 12 months prior to the first hike and 26% over the subsequent three years. Market weakness from higher rates tends to occur later in the cycle when

1222

EQ/MFS UTILITIES SERIES PORTFOLIO (UNAUDITED)

tighter policy flattens or inverts the curve. While the possibility of higher returns exists, we feel investors should be prepared for the potential for more subdued market returns than we have seen over the past three years and should understand that a maturing earnings cycle may lead to more volatility. Ultimately, given a potential mix of tighter financial conditions, slowing economic growth and higher volatility, we believe it is likely investors will be more selective in the next phase of the market and may start to lean toward higher quality and more defensive positions. We believe our focus on investing in durable franchises and our valuation discipline can potentially serve the strategy well moving forward.

Sector Weightings as of December 31, 2021	% of Net Assets
Utilities	87.7%
Communication Services	8.3
Real Estate	1.9
Energy	0.5
Cash and Other	1.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,107.20	$5.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K
Actual	1,000.00	1,108.20	4.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1223

EQ ADVISORS TRUST

EQ/MFS UTILITIES SERIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (8.3%)
Diversified Telecommunication Services (3.5%)
Cellnex Telecom SA (m)	92,947	$5,415,876
Hellenic Telecommunications Organization SA	81,144	1,501,677
Telesites SAB de CV	781,077	800,703

		7,718,256

Media (1.8%)
Charter Communications, Inc., Class A*	6,171	4,023,307

Wireless Telecommunication Services (3.0%)
Advanced Info Service PCL	212,800	1,465,170
KDDI Corp.	38,900	1,136,936
Rogers Communications, Inc., Class B	42,478	2,022,570
T-Mobile US, Inc.*	16,775	1,945,565

		6,570,241

Total Communication Services		18,311,804

Energy (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Equitrans Midstream Corp.	104,559	1,081,140

Total Energy		1,081,140

Real Estate (1.9%)
Equity Real Estate Investment Trusts (REITs) (1.9%)
SBA Communications Corp. (REIT)	10,708	4,165,626

Total Real Estate		4,165,626

Utilities (87.2%)
Electric Utilities (55.5%)
ALLETE, Inc.	17,539	1,163,713
Alliant Energy Corp.	68,226	4,193,852
American Electric Power Co., Inc.	52,428	4,664,519
CLP Holdings Ltd.	119,000	1,201,820
Duke Energy Corp.	58,675	6,155,008
Edison International	103,702	7,077,662
EDP – Energias de Portugal SA	537,246	2,955,515
Electricite de France SA	108,470	1,275,684
Emera, Inc.	49,189	2,458,381
Enel SpA	817,730	6,559,725
Energisa SA	66,700	531,325
Entergy Corp.	22,134	2,493,395
Equatorial Energia SA	221,500	899,123
Evergy, Inc.	66,859	4,587,196
Exelon Corp.	211,836	12,235,647
FirstEnergy Corp.	111,738	4,647,183
Iberdrola SA	591,274	7,007,652
Neoenergia SA	193,100	561,619
NextEra Energy, Inc.	224,799	20,987,235
PG&E Corp.*	649,260	7,882,016
Pinnacle West Capital Corp.	38,366	2,708,256
Portland General Electric Co.	22,084	1,168,685
Southern Co. (The)	185,592	12,727,899
SSE plc	263,699	5,885,772

		122,028,882

Gas Utilities (3.2%)
Atmos Energy Corp.	40,934	4,288,655
China Resources Gas Group Ltd.	268,000	1,513,988
UGI Corp.	26,483	1,215,835

		7,018,478

Independent Power and Renewable Electricity Producers (6.7%)
AES Corp. (The)	172,779	4,198,530
EDP Renovaveis SA	349,676	8,718,524
NextEra Energy Partners LP	6,739	568,772
Vistra Corp.	49,024	1,116,276

		14,602,102

Multi-Utilities (21.8%)
Ameren Corp.	11,554	1,028,421
CenterPoint Energy, Inc.	182,899	5,104,711
Dominion Energy, Inc.	137,185	10,777,254
DTE Energy Co.	44,972	5,375,953
E.ON SE	237,234	3,292,948
National Grid plc	245,822	3,526,298
Public Service Enterprise Group, Inc.	62,184	4,149,538
RWE AG	142,443	5,792,761
Sempra Energy	66,556	8,804,028

		47,851,912

Total Utilities		191,501,374

Total Common Stocks (97.9%)
(Cost $163,351,764)		215,059,944

CONVERTIBLE PREFERRED STOCKS:
Utilities (0.5%)
Electric Utilities (0.3%)
NextEra Energy, Inc. 5.279%	10,600	609,924

Multi-Utilities (0.2%)
DTE Energy Co. 6.250%	10,550	541,637

Total Convertible Preferred Stocks (0.5%)
(Cost $896,325)		1,151,561

Total Investments in Securities (98.4%)
(Cost $164,248,089)		216,211,505
Other Assets Less Liabilities (1.6%)		3,521,457

Net Assets (100%)		$219,732,962

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $5,415,876 or 2.5% of net assets.

Glossary:

CAD	— Canadian Dollar
EUR	— European Currency Unit
GBP	— British Pound
USD	— United States Dollar

See Notes to Financial Statements.

1224

EQ ADVISORS TRUST

EQ/MFS UTILITIES SERIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Country Diversification As a Percentage of Total Net Assets
Brazil	0.9%
Canada	2.0
China	0.7
France	0.6
Germany	4.1
Greece	0.7
Hong Kong	0.6
Italy	3.0
Japan	0.5
Mexico	0.4
Portugal	1.3
Spain	9.6
Thailand	0.7
United Kingdom	4.3
United States	69.0
Cash and Other	1.6

100.0%

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CAD	243,775	USD	189,704	HSBC Bank plc	1/14/2022	3,010
CAD	36,629	USD	28,539	Merrill Lynch International	1/14/2022	417
CAD	25,180	USD	19,659	Morgan Stanley	1/14/2022	247
EUR	3,133	USD	3,555	Citibank NA	1/14/2022	13
EUR	12,878	USD	14,575	Credit Suisse	1/14/2022	89
EUR	27,166	USD	30,765	HSBC Bank plc	1/14/2022	170
EUR	237,103	USD	267,850	Morgan Stanley	1/14/2022	2,146
EUR	482,290	USD	544,058	State Street Bank & Trust	1/14/2022	5,139
GBP	214,076	USD	283,718	BNP Paribas	1/14/2022	6,038
GBP	112,936	USD	149,798	HSBC Bank plc	1/14/2022	3,064
GBP	162,734	USD	214,999	Morgan Stanley	1/14/2022	5,264
USD	36,640	CAD	45,312	State Street Bank & Trust	1/14/2022	819
USD	78,165	EUR	67,446	Credit Suisse	1/14/2022	1,362
USD	234,755	EUR	201,959	State Street Bank & Trust	1/14/2022	4,779
USD	29,428,520	EUR	25,306,834	UBS AG	1/14/2022	610,945
USD	6,381,896	GBP	4,713,548	HSBC Bank plc	1/14/2022	2,016

Total unrealized appreciation						645,518

See Notes to Financial Statements.

1225

EQ ADVISORS TRUST

EQ/MFS UTILITIES SERIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	1,993,000	USD	2,323,369	BNP Paribas	1/14/2022	(53,886)
EUR	97,086	USD	112,259	HSBC Bank plc	1/14/2022	(1,705)
EUR	28,561	USD	33,424	Merrill Lynch International	1/14/2022	(901)
EUR	165,202	USD	192,387	Morgan Stanley	1/14/2022	(4,267)
EUR	23,197	USD	26,858	State Street Bank & Trust	1/14/2022	(442)
EUR	71,480	USD	82,698	UBS AG	1/14/2022	(1,302)
GBP	61,348	USD	83,522	Citibank NA	1/14/2022	(487)
USD	18,717	CAD	23,764	Citibank NA	1/14/2022	(70)
USD	2,862,144	CAD	3,632,118	Morgan Stanley	1/14/2022	(9,187)
USD	117,666	EUR	104,403	BNP Paribas	1/14/2022	(1,220)
USD	136,209	EUR	120,928	Citibank NA	1/14/2022	(1,495)
USD	80,334	EUR	70,897	Credit Suisse	1/14/2022	(398)
USD	71,750	EUR	63,270	HSBC Bank plc	1/14/2022	(298)
USD	214,814	EUR	189,538	Morgan Stanley	1/14/2022	(1,017)
USD	39,066	GBP	29,197	HSBC Bank plc	1/14/2022	(453)
USD	26,999	GBP	20,221	Morgan Stanley	1/14/2022	(371)
USD	42,565	GBP	31,712	State Street Bank & Trust	1/14/2022	(358)

Total unrealized depreciation						(77,857)

Net unrealized appreciation						567,661

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$8,792,145	$9,519,659	$—	$18,311,804
Energy	1,081,140	—	—	1,081,140
Real Estate	4,165,626	—	—	4,165,626
Utilities	141,778,620	49,722,754	—	191,501,374
Convertible Preferred Stocks
Utilities	1,151,561	—	—	1,151,561
Forward Currency Contracts	—	645,518	—	645,518

Total Assets	$156,969,092	$59,887,931	$—	$216,857,023

Liabilities:
Forward Currency Contracts	$—	$(77,857)	$—	$(77,857)

Total Liabilities	$—	$(77,857)	$—	$(77,857)

Total	$156,969,092	$59,810,074	$—	$216,779,166

See Notes to Financial Statements.

1226

EQ ADVISORS TRUST

EQ/MFS UTILITIES SERIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$645,518

Total		$645,518

	Liability Derivatives
Foreign exchange contracts	Payables	$(77,857)

Total		$(77,857)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$470,397	$470,397

Total	$470,397	$470,397

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$1,665,107	$1,665,107

Total	$1,665,107	$1,665,107

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $39,238,000 during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$6,038	$(6,038)	$—	$—
Citibank NA	13	(13)	—	—
Credit Suisse	1,451	(398)	—	1,053
HSBC Bank plc	8,260	(2,456)	—	5,804
Merrill Lynch International	417	(417)	—	—
Morgan Stanley	7,657	(7,657)	—	—
State Street Bank & Trust	10,737	(800)	—	9,937
UBS AG	610,945	(1,302)	—	609,643

Total	$645,518	$(19,081)	$—	$626,437

See Notes to Financial Statements.

1227

EQ ADVISORS TRUST

EQ/MFS UTILITIES SERIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$55,106	$(6,038)	$—	$49,068
Citibank NA	2,052	(13)	—	2,039
Credit Suisse	398	(398)	—	—
HSBC Bank plc	2,456	(2,456)	—	—
Merrill Lynch International	901	(417)	—	484
Morgan Stanley	14,842	(7,657)	—	7,185
State Street Bank & Trust	800	(800)	—	—
UBS AG	1,302	(1,302)	—	—

Total	$77,857	$(19,081)	$—	$58,776

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$37,566,427
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$43,382,294

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$52,651,571
Aggregate gross unrealized depreciation	(654,488)

Net unrealized appreciation	$51,997,083

Federal income tax cost of investments in securities and derivative instruments, if applicable	$164,783,283

See Notes to Financial Statements.

1228

EQ ADVISORS TRUST

EQ/MFS UTILITIES SERIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $164,248,089)	$216,211,505
Cash	2,775,991
Unrealized appreciation on forward foreign currency contracts	645,518
Dividends, interest and other receivables	354,738
Receivable for securities sold	223,992
Receivable for Portfolio shares sold	58,931
Other assets	1,030

Total assets	220,271,705

LIABILITIES
Investment management fees payable	117,889
Payable for securities purchased	112,237
Payable for Portfolio shares redeemed	103,043
Unrealized depreciation on forward foreign currency contracts	77,857
Distribution fees payable – Class IB	45,163
Administrative fees payable	16,456
Accrued expenses	66,098

Total liabilities	538,743

NET ASSETS	$219,732,962

Net assets were comprised of:
Paid in capital	$166,559,596
Total distributable earnings (loss)	53,173,366

Net assets	$219,732,962

Class IB
Net asset value, offering and redemption price per share, $219,669,073 / 5,620,142 shares outstanding (unlimited amount authorized: $0.01 par value)	$39.09

Class K
Net asset value, offering and redemption price per share, $63,889 / 1,602 shares outstanding (unlimited amount authorized: $0.01 par value) †	$39.87

†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $171,399 foreign withholding tax)	$6,077,498
Interest	560

Total income	6,078,058

EXPENSES
Investment management fees	1,503,078
Distribution fees – Class IB	514,606
Administrative fees	189,068
Professional fees	59,030
Custodian fees	57,200
Printing and mailing expenses	24,995
Trustees’ fees	5,723
Miscellaneous	11,578

Gross expenses	2,365,278
Less: Waiver from investment manager	(202,888)

Net expenses	2,162,390

NET INVESTMENT INCOME (LOSS)	3,915,668

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	3,778,568
Forward foreign currency contracts	470,397
Foreign currency transactions	(17,832)

Net realized gain (loss)	4,231,133

Change in unrealized appreciation (depreciation) on:
Investments in securities	17,384,176
Forward foreign currency contracts	1,665,107
Foreign currency translations	(4,404)

Net change in unrealized appreciation (depreciation)	19,044,879

NET REALIZED AND UNREALIZED GAIN (LOSS)	23,276,012

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,191,680

See Notes to Financial Statements.

1229

EQ ADVISORS TRUST

EQ/MFS UTILITIES SERIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,915,668	$3,315,012
Net realized gain (loss)	4,231,133	1,564,062
Net change in unrealized appreciation (depreciation)	19,044,879	4,708,993

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,191,680	9,588,067

Distributions to shareholders:
Class IB	(6,467,358)	(6,559,362)
Class K	(1,948)	(1,870)

Total distributions to shareholders	(6,469,306)	(6,561,232)

Tax return of capital:
Class IB	—	(413,714)
Class K	—	(124)

Total	—	(413,838)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 389,904 and 510,604 shares, respectively ]	14,351,900	16,904,071
Capital shares issued in reinvestment of dividends and distributions [ 169,355 and 202,818 shares, respectively ]	6,467,358	6,973,076
Capital shares repurchased [ (656,200) and (933,206) shares, respectively ]	(24,123,962)	(30,528,948)

Total Class IB transactions	(3,304,704)	(6,651,801)

Class K
Capital shares sold [ 37 and 40 shares, respectively ]	1,415	1,338
Capital shares issued in reinvestment of dividends and distributions [ 50 and 57 shares, respectively ]	1,948	1,994
Capital shares repurchased [ (44) and (49) shares, respectively ]	(1,657)	(1,622)

Total Class K transactions	1,706	1,710

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,302,998)	(6,650,091)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,419,376	(4,037,094)
NET ASSETS:
Beginning of year	202,313,586	206,350,680

End of year	$219,732,962	$202,313,586

See Notes to Financial Statements.

1230

EQ ADVISORS TRUST

EQ/MFS UTILITIES SERIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$35.38		$34.75		$28.70		$29.84

Income (loss) from investment operations:
Net investment income (loss) (e)	0.70		0.57		0.66		0.12
Net realized and unrealized gain (loss)	4.20		1.32		6.40		(1.11)

Total from investment operations	4.90		1.89		7.06		(0.99)

Less distributions:
Dividends from net investment income	(0.46)		(0.63)		(0.81)		(0.15)
Distributions from net realized gains	(0.73)		(0.56)		(0.20)		—
Return of capital	—		(0.07)		—		—

Total dividends and distributions	(1.19)		(1.26)		(1.01)		(0.15)

Net asset value, end of period	$39.09		$35.38		$34.75		$28.70

Total return (b)	13.92%		5.55%		24.69%		(3.35)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$219,669		$202,257		$206,297		$169,124
Ratio of expenses to average net assets:
After waivers (a)(f)	1.05	%(j)	1.05	%(j)	1.05	%(j)	1.05	%(j)
Before waivers (a)(f)	1.15%		1.17%		1.18%		1.19%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.90%		1.74%		1.99%		2.11	%(l)
Before waivers (a)(f)	1.80%		1.62%		1.86%		1.97	%(l)
Portfolio turnover rate^	19%		36%		30%		10	%(z)

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class K	2021		2020		2019
Net asset value, beginning of period	$36.05		$35.38		$29.20		$30.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.81		0.67		0.75		0.14
Net realized and unrealized gain (loss)	4.28		1.34		6.52		(1.14)

Total from investment operations	5.09		2.01		7.27		(1.00)

Less distributions:
Dividends from net investment income	(0.54)		(0.69)		(0.89)		(0.16)
Distributions from net realized gains	(0.73)		(0.56)		(0.20)		—
Return of capital	—		(0.09)		—		—

Total dividends and distributions	(1.27)		(1.34)		(1.09)		(0.16)

Net asset value, end of period	$39.87		$36.05		$35.38		$29.20

Total return (b)	14.20%		5.80%		25.01%		(3.31)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$64		$56		$53		$43
Ratio of expenses to average net assets:
After waivers (a)(f)	0.80	%(j)	0.80	%(j)	0.80	%(j)	0.80	%(j)
Before waivers (a)(f)	0.90%		0.92%		0.93%		0.94%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.15%		1.99%		2.24%		2.36	%(l)
Before waivers (a)(f)	2.05%		1.86%		2.11%		2.23	%(l)
Portfolio turnover rate^	19%		36%		30%		10	%(z)

See Notes to Financial Statements.

1231

EQ ADVISORS TRUST

EQ/MFS UTILITIES SERIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.05% for Class IB and 0.80% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1232

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	23.93%	12.32%	13.43%
Portfolio – Class IB Shares	23.87	12.32	13.42
Portfolio – Class K Shares	24.18	12.59	13.70
S&P MidCap 400® Index	24.76	13.09	14.20

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.87% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the S&P MidCap 400® Index, which returned 24.76% over the same period.

Portfolio Highlights

What helped performance during the year:

What helped performance during the 12-month period:

•	The sectors that contributed the most to performance were Industrials, Financials, Consumer Discretionary, Real Estate and Information Technology.

•	The stocks that contributed most to performance were Enphase Energy, Signature Bank, Bio-Techne, Jones Lang LaSalle and Repligen.

What hurt performance during the year:

•	The only sector that detracted from performance was Communication Services.

•	The stocks that detracted most from performance were SunRun, Boston Beer Company, Amedisys, Haemonetics and Universal Display.

Sector Weightings as of December 31, 2021	% of Net Assets
Industrials	18.9%
Consumer Discretionary	15.3
Information Technology	14.2
Financials	13.6
Real Estate	10.3
Health Care	9.8
Materials	6.6
Consumer Staples	3.4
Utilities	3.3
Energy	2.1
Communication Services	1.7
Repurchase Agreements	1.1
Investment Company	0.1
Cash and Other	(0.4)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

1233

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,057.30	$3.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.78	3.46
Class IB
Actual	1,000.00	1,056.70	3.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.78	3.46
Class K
Actual	1,000.00	1,058.40	2.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.04	2.19

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.68%, 0.68% and 0.43%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1234

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.7%)
Diversified Telecommunication Services (0.2%)
Iridium Communications, Inc.*	135,506	$5,595,043

Entertainment (0.1%)
World Wrestling Entertainment, Inc., Class A	45,835	2,261,499

Interactive Media & Services (0.4%)
TripAdvisor, Inc.*	101,526	2,767,599
Yelp, Inc.*	70,350	2,549,484
Ziff Davis, Inc.*	49,426	5,479,366

		10,796,449

Media (1.0%)
Cable One, Inc.	5,081	8,960,090
John Wiley & Sons, Inc., Class A	44,638	2,556,418
New York Times Co. (The), Class A	171,270	8,272,341
TEGNA, Inc.	226,811	4,209,612

		23,998,461

Total Communication Services		42,651,452

Consumer Discretionary (15.3%)
Auto Components (1.7%)
Adient plc*	96,572	4,623,867
Dana, Inc.	147,839	3,373,686
Fox Factory Holding Corp.*	43,157	7,341,006
Gentex Corp.	242,431	8,448,720
Goodyear Tire & Rubber Co. (The)*	288,002	6,140,203
Lear Corp.	61,107	11,179,526
Visteon Corp.*	28,697	3,189,384

		44,296,392

Automobiles (0.5%)
Harley-Davidson, Inc.	157,723	5,944,580
Thor Industries, Inc.	56,919	5,906,485

		11,851,065

Diversified Consumer Services (0.9%)
Graham Holdings Co., Class B	4,089	2,575,375
Grand Canyon Education, Inc.*	41,075	3,520,538
H&R Block, Inc.	180,018	4,241,224
Service Corp. International	169,034	11,999,724

		22,336,861

Hotels, Restaurants & Leisure (2.9%)
Boyd Gaming Corp.*	84,062	5,511,945
Choice Hotels International, Inc. (x)	33,642	5,247,816
Churchill Downs, Inc.	35,285	8,500,156
Cracker Barrel Old Country Store, Inc.	24,100	3,100,224
Jack in the Box, Inc.	22,213	1,943,193
Marriott Vacations Worldwide Corp.	43,660	7,377,667
Papa John’s International, Inc.	33,173	4,427,600
Scientific Games Corp.*	98,924	6,611,091
Six Flags Entertainment Corp.*	79,318	3,377,360
Texas Roadhouse, Inc.	71,386	6,373,342
Travel + Leisure Co.	88,454	4,888,853
Wendy’s Co. (The)	180,918	4,314,894
Wingstop, Inc.	30,572	5,282,842
Wyndham Hotels & Resorts, Inc.	95,507	8,562,203

		75,519,186

Household Durables (2.0%)
Helen of Troy Ltd.*	24,731	6,045,988
KB Home	87,848	3,929,441
Leggett & Platt, Inc.	136,710	5,626,984
Taylor Morrison Home Corp.*	125,962	4,403,631
Tempur Sealy International, Inc.	197,321	9,280,007
Toll Brothers, Inc.	117,273	8,489,392
TopBuild Corp.*	33,748	9,311,411
Tri Pointe Homes, Inc.*	113,915	3,177,089

		50,263,943

Leisure Products (1.3%)
Brunswick Corp.	79,022	7,959,886
Callaway Golf Co.*	120,117	3,296,010
Mattel, Inc.*	359,097	7,742,131
Polaris, Inc.	58,467	6,426,108
YETI Holdings, Inc.*	89,832	7,440,785

		32,864,920

Multiline Retail (0.8%)
Kohl’s Corp.	154,296	7,620,680
Macy’s, Inc.	317,445	8,310,710
Nordstrom, Inc. (x)*	114,026	2,579,268
Ollie’s Bargain Outlet Holdings, Inc.*	62,028	3,175,213

		21,685,871

Specialty Retail (3.3%)
American Eagle Outfitters, Inc. (x)	157,257	3,981,747
AutoNation, Inc.*	40,977	4,788,163
Dick’s Sporting Goods, Inc. (x)	66,514	7,648,445
Five Below, Inc.*	57,422	11,880,038
Foot Locker, Inc.	92,570	4,038,829
GameStop Corp., Class A (x)*	63,506	9,423,655
Lithia Motors, Inc.	31,037	9,216,437
Murphy USA, Inc.	24,172	4,816,029
RH*	17,779	9,528,477
Urban Outfitters, Inc.*	67,551	1,983,297
Victoria’s Secret & Co.*	74,262	4,124,512
Williams-Sonoma, Inc.	76,225	12,891,934

		84,321,563

Textiles, Apparel & Luxury Goods (1.9%)
Capri Holdings Ltd.*	154,219	10,010,355
Carter’s, Inc.	43,322	4,385,053
Columbia Sportswear Co.	35,429	3,452,202
Crocs, Inc.*	60,318	7,733,974
Deckers Outdoor Corp.*	28,134	10,305,765
Hanesbrands, Inc.	357,933	5,984,640
Skechers USA, Inc., Class A*	138,274	6,001,092

		47,873,081

Total Consumer Discretionary		391,012,882

See Notes to Financial Statements.

1235

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Consumer Staples (3.4%)
Beverages (0.2%)
Boston Beer Co., Inc. (The), Class A*	9,623	$4,860,577

Food & Staples Retailing (1.2%)
BJ’s Wholesale Club Holdings, Inc.*	139,956	9,372,853
Casey’s General Stores, Inc.	38,030	7,505,220
Grocery Outlet Holding Corp.*	89,559	2,532,729
Performance Food Group Co.*	158,172	7,258,513
Sprouts Farmers Market, Inc.*	115,064	3,415,100

		30,084,415

Food Products (1.7%)
Darling Ingredients, Inc.*	165,852	11,491,885
Flowers Foods, Inc.	203,677	5,595,007
Hain Celestial Group, Inc. (The)*	95,202	4,056,557
Ingredion, Inc.	68,199	6,590,751
Lancaster Colony Corp.	20,317	3,364,495
Pilgrim’s Pride Corp.*	49,953	1,408,675
Post Holdings, Inc.*	60,003	6,764,138
Sanderson Farms, Inc.	21,744	4,154,844

		43,426,352

Household Products (0.1%)
Energizer Holdings, Inc.	64,474	2,585,408

Personal Products (0.2%)
Coty, Inc., Class A*	343,962	3,611,601
Nu Skin Enterprises, Inc., Class A	51,068	2,591,701

		6,203,302

Total Consumer Staples		87,160,054

Energy (2.1%)
Energy Equipment & Services (0.4%)
ChampionX Corp.*	207,120	4,185,895
NOV, Inc.	400,457	5,426,192

		9,612,087

Oil, Gas & Consumable Fuels (1.7%)
Antero Midstream Corp.	332,818	3,221,678
CNX Resources Corp.*	216,478	2,976,573
DT Midstream, Inc.	99,149	4,757,169
EQT Corp.*	309,916	6,759,268
Equitrans Midstream Corp.	416,712	4,308,802
HollyFrontier Corp.	153,232	5,022,945
Murphy Oil Corp.	148,820	3,885,690
Targa Resources Corp.	234,695	12,260,467

		43,192,592

Total Energy		52,804,679

Financials (13.6%)
Banks (6.2%)
Associated Banc-Corp.	153,825	3,474,907
Bank of Hawaii Corp.	41,490	3,475,202
Bank OZK	123,906	5,765,346
Cadence Bank	200,843	5,983,113
Cathay General Bancorp	79,153	3,402,787
CIT Group, Inc.	101,648	5,218,608
Commerce Bancshares, Inc.	119,192	8,193,258
Cullen/Frost Bankers, Inc.	58,124	7,327,693
East West Bancorp, Inc.	145,454	11,444,321
First Financial Bankshares, Inc.	131,430	6,681,901
First Horizon Corp.	554,265	9,051,147
FNB Corp.	326,899	3,965,285
Fulton Financial Corp.	165,335	2,810,695
Glacier Bancorp, Inc.	111,184	6,304,133
Hancock Whitney Corp.	88,996	4,451,580
Home BancShares, Inc.	154,504	3,762,172
International Bancshares Corp.	54,558	2,312,714
PacWest Bancorp	120,188	5,428,892
Pinnacle Financial Partners, Inc.	78,039	7,452,724
Prosperity Bancshares, Inc.	94,468	6,830,036
Sterling Bancorp	197,517	5,093,963
Synovus Financial Corp.	149,147	7,139,667
Texas Capital Bancshares, Inc.*	51,872	3,125,288
UMB Financial Corp.	44,115	4,681,043
Umpqua Holdings Corp.	222,036	4,271,973
United Bankshares, Inc.	139,734	5,069,550
Valley National Bancorp	417,125	5,735,469
Webster Financial Corp.	92,853	5,184,912
Wintrust Financial Corp.	58,432	5,306,794

		158,945,173

Capital Markets (2.1%)
Affiliated Managers Group, Inc.	41,667	6,854,638
Evercore, Inc., Class A	39,994	5,433,185
Federated Hermes, Inc.	99,264	3,730,341
Interactive Brokers Group, Inc., Class A	89,558	7,112,696
Janus Henderson Group plc	174,848	7,333,125
Jefferies Financial Group, Inc.	201,358	7,812,691
SEI Investments Co.	108,633	6,620,095
Stifel Financial Corp.	106,713	7,514,730

		52,411,501

Consumer Finance (0.6%)
FirstCash Holdings, Inc.	40,920	3,061,225
Navient Corp.	165,200	3,505,544
PROG Holdings, Inc.*	58,135	2,622,470
SLM Corp.	300,504	5,910,914

		15,100,153

Diversified Financial Services (0.3%)
Voya Financial, Inc.	113,783	7,544,951

Insurance (3.7%)
Alleghany Corp.*	14,042	9,374,299
American Financial Group, Inc.	67,804	9,310,845
Brighthouse Financial, Inc.*	81,814	4,237,965
CNO Financial Group, Inc.	126,395	3,013,257
First American Financial Corp.	112,510	8,801,657
Hanover Insurance Group, Inc. (The)	36,469	4,779,627
Kemper Corp.	61,329	3,605,532
Kinsale Capital Group, Inc.	21,986	5,230,250
Mercury General Corp.	27,242	1,445,461
Old Republic International Corp.	292,654	7,193,435
Primerica, Inc.	40,477	6,203,910
Reinsurance Group of America, Inc.	69,290	7,586,562
RenaissanceRe Holdings Ltd.	47,170	7,987,296

See Notes to Financial Statements.

1236

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
RLI Corp.	40,811	$4,574,913
Selective Insurance Group, Inc.	61,627	5,049,716
Unum Group	209,563	5,148,963

		93,543,688

Thrifts & Mortgage Finance (0.7%)
Essent Group Ltd.	113,192	5,153,632
MGIC Investment Corp.	333,720	4,812,242
New York Community Bancorp, Inc.	476,643	5,819,811
Washington Federal, Inc.	66,773	2,228,883

		18,014,568

Total Financials		345,560,034

Health Care (9.8%)
Biotechnology (1.4%)
Arrowhead Pharmaceuticals, Inc.*	106,865	7,085,150
Exelixis, Inc.*	324,305	5,928,295
Halozyme Therapeutics, Inc.*	144,305	5,802,504
Neurocrine Biosciences, Inc.*	97,238	8,281,760
United Therapeutics Corp.*	46,163	9,974,901

		37,072,610

Health Care Equipment & Supplies (3.3%)
Envista Holdings Corp.*	165,401	7,452,969
Globus Medical, Inc., Class A*	81,016	5,849,355
Haemonetics Corp.*	52,382	2,778,341
ICU Medical, Inc.*	20,464	4,856,926
Integra LifeSciences Holdings Corp.*	74,662	5,001,607
LivaNova plc*	54,555	4,769,744
Masimo Corp.*	52,074	15,246,226
Neogen Corp.*	110,179	5,003,228
NuVasive, Inc.*	53,029	2,782,962
Penumbra, Inc.*	35,995	10,342,084
Quidel Corp.*	38,872	5,247,331
STAAR Surgical Co.*	48,790	4,454,527
Tandem Diabetes Care, Inc.*	65,121	9,802,013

		83,587,313

Health Care Providers & Services (3.0%)
Acadia Healthcare Co., Inc.*	92,183	5,595,508
Amedisys, Inc.*	33,417	5,409,544
Chemed Corp.	15,780	8,348,251
Encompass Health Corp.	101,978	6,655,084
HealthEquity, Inc.*	85,596	3,786,767
LHC Group, Inc.*	32,463	4,454,898
Molina Healthcare, Inc.*	59,860	19,040,269
Option Care Health, Inc.*	141,965	4,037,485
Patterson Cos., Inc.	88,781	2,605,722
Progyny, Inc.*	71,371	3,593,530
R1 RCM, Inc.*	136,580	3,481,424
Tenet Healthcare Corp.*	109,803	8,969,807

		75,978,289

Life Sciences Tools & Services (1.6%)
Bruker Corp.	104,148	8,739,059
Medpace Holdings, Inc.*	29,470	6,413,851
Repligen Corp.*	52,704	13,958,127
Syneos Health, Inc.*	106,284	10,913,241

		40,024,278

Pharmaceuticals (0.5%)
Jazz Pharmaceuticals plc*	63,006	8,026,965
Perrigo Co. plc	137,117	5,333,851

		13,360,816

Total Health Care		250,023,306

Industrials (18.9%)
Aerospace & Defense (0.9%)
Axon Enterprise, Inc.*	67,318	10,568,926
Curtiss-Wright Corp.	40,221	5,577,446
Hexcel Corp.*	85,990	4,454,282
Mercury Systems, Inc.*	58,061	3,196,839

		23,797,493

Air Freight & Logistics (0.4%)
GXO Logistics, Inc.*	101,057	9,179,007

Airlines (0.2%)
JetBlue Airways Corp.*	325,980	4,641,955

Building Products (2.9%)
Builders FirstSource, Inc. (x)*	196,287	16,823,759
Carlisle Cos., Inc.	53,592	13,297,247
Lennox International, Inc.	34,504	11,191,717
Owens Corning	102,998	9,321,319
Simpson Manufacturing Co., Inc.	44,526	6,192,231
Trex Co., Inc.*	117,994	15,932,730

		72,759,003

Commercial Services & Supplies (1.5%)
Brink’s Co. (The)	50,382	3,303,548
Clean Harbors, Inc.*	51,310	5,119,198
IAA, Inc.*	138,216	6,996,494
MillerKnoll, Inc.	77,667	3,043,770
MSA Safety, Inc.	37,374	5,641,979
Stericycle, Inc.*	94,159	5,615,643
Tetra Tech, Inc.	55,423	9,410,825

		39,131,457

Construction & Engineering (1.4%)
AECOM*	147,662	11,421,656
Dycom Industries, Inc.*	30,925	2,899,528
EMCOR Group, Inc.	54,708	6,969,252
Fluor Corp.*	144,946	3,590,312
MasTec, Inc.*	58,644	5,411,668
Valmont Industries, Inc.	21,755	5,449,628

		35,742,044

Electrical Equipment (2.0%)
Acuity Brands, Inc.	35,798	7,579,153
EnerSys	42,938	3,394,678
Hubbell, Inc.	55,771	11,615,426
nVent Electric plc	172,441	6,552,758
Regal Rexnord Corp.	69,453	11,819,512
Sunrun, Inc.*	212,178	7,277,705
Vicor Corp.*	21,983	2,791,401

		51,030,633

Machinery (5.0%)
AGCO Corp.	62,898	7,297,426
Colfax Corp.*	138,026	6,345,055
Crane Co.	51,166	5,205,117

See Notes to Financial Statements.

1237

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Donaldson Co., Inc.	126,684	$7,507,294
Flowserve Corp.	133,523	4,085,804
Graco, Inc.	174,214	14,045,133
ITT, Inc.	87,739	8,966,048
Kennametal, Inc.	85,735	3,078,744
Lincoln Electric Holdings, Inc.	60,524	8,441,282
Middleby Corp. (The)*	57,017	11,218,665
Nordson Corp.	55,398	14,141,448
Oshkosh Corp.	70,351	7,929,261
Terex Corp.	71,544	3,144,359
Timken Co. (The)	70,758	4,902,822
Toro Co. (The)	109,105	10,900,681
Trinity Industries, Inc.	83,836	2,531,847
Woodward, Inc.	64,620	7,073,305

		126,814,291

Marine (0.1%)
Kirby Corp.*	61,613	3,661,045

Professional Services (1.6%)
ASGN, Inc.*	53,402	6,589,807
CACI International, Inc., Class A*	23,910	6,436,811
FTI Consulting, Inc.*	35,145	5,391,946
Insperity, Inc.	36,702	4,334,873
KBR, Inc.	143,791	6,847,327
ManpowerGroup, Inc.	55,596	5,411,159
Science Applications International Corp.	59,005	4,932,228

		39,944,151

Road & Rail (2.0%)
Avis Budget Group, Inc.*	41,080	8,518,760
Knight-Swift Transportation Holdings, Inc.	170,105	10,366,199
Landstar System, Inc.	39,062	6,992,879
Ryder System, Inc.	55,035	4,536,535
Saia, Inc.*	26,996	9,098,462
Werner Enterprises, Inc.	62,385	2,973,269
XPO Logistics, Inc.*	101,117	7,829,489

		50,315,593

Trading Companies & Distributors (0.9%)
GATX Corp.	36,387	3,791,162
MSC Industrial Direct Co., Inc., Class A	47,990	4,034,039
Univar Solutions, Inc.*	175,230	4,967,770
Watsco, Inc.	33,852	10,591,614

		23,384,585

Total Industrials		480,401,257

Information Technology (14.2%)
Communications Equipment (0.9%)
Ciena Corp.*	158,801	12,222,913
Lumentum Holdings, Inc.*	74,107	7,838,297
Viasat, Inc.*	75,279	3,352,927

		23,414,137

Electronic Equipment, Instruments & Components (3.2%)
Arrow Electronics, Inc.*	71,369	9,582,716
Avnet, Inc.	101,701	4,193,132
Belden, Inc.	46,020	3,024,895
Cognex Corp.	181,218	14,091,512
Coherent, Inc.*	25,149	6,703,214
II-VI, Inc. (x)*	108,793	7,433,826
Jabil, Inc.	146,917	10,335,611
Littelfuse, Inc.	25,248	7,945,041
National Instruments Corp.	135,178	5,903,223
TD SYNNEX Corp.	42,315	4,839,143
Vishay Intertechnology, Inc.	136,028	2,974,932
Vontier Corp.	173,285	5,325,048

		82,352,293

IT Services (1.9%)
Alliance Data Systems Corp.	51,029	3,397,001
Concentrix Corp.	43,975	7,854,815
Genpact Ltd.	177,336	9,412,995
Kyndryl Holdings, Inc. (x)*	183,613	3,323,395
LiveRamp Holdings, Inc.*	69,794	3,346,622
MAXIMUS, Inc.	63,008	5,019,847
Sabre Corp.*	331,521	2,847,766
Western Union Co. (The)	412,054	7,351,043
WEX, Inc.*	45,939	6,449,376

		49,002,860

Semiconductors & Semiconductor Equipment (4.3%)
Amkor Technology, Inc.	102,761	2,547,445
Azenta, Inc.	76,205	7,857,497
Cirrus Logic, Inc.*	58,564	5,389,059
CMC Materials, Inc.	29,136	5,585,080
First Solar, Inc.*	101,356	8,834,189
Lattice Semiconductor Corp.*	140,362	10,816,296
MKS Instruments, Inc.	56,845	9,900,694
Power Integrations, Inc.	61,840	5,744,318
Semtech Corp.*	66,006	5,869,913
Silicon Laboratories, Inc.*	41,192	8,502,853
SiTime Corp.*	15,363	4,494,292
SunPower Corp. (x)*	85,109	1,776,225
Synaptics, Inc.*	40,253	11,653,646
Universal Display Corp.	44,440	7,333,933
Wolfspeed, Inc.*	118,788	13,276,935

		109,582,375

Software (3.8%)
ACI Worldwide, Inc.*	120,504	4,181,489
Aspen Technology, Inc.*	68,592	10,439,702
Blackbaud, Inc.*	42,468	3,354,123
CDK Global, Inc.	121,292	5,062,728
Cerence, Inc.*	38,956	2,985,588
CommVault Systems, Inc.*	46,646	3,214,842
Digital Turbine, Inc.*	90,127	5,496,846
Envestnet, Inc.*	56,010	4,443,833
Fair Isaac Corp.*	28,042	12,160,974
Manhattan Associates, Inc.*	64,864	10,085,703
Mimecast Ltd.*	63,290	5,035,985
NCR Corp.*	135,299	5,439,020
Paylocity Holding Corp.*	40,609	9,590,222
Qualys, Inc.*	34,223	4,696,080
Sailpoint Technologies Holdings, Inc.*	95,595	4,621,062
Teradata Corp.*	111,211	4,723,131

		95,531,328

See Notes to Financial Statements.

1238

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (0.1%)
Xerox Holdings Corp.	140,889	$3,189,727

Total Information Technology		363,072,720

Materials (6.6%)
Chemicals (2.7%)
Ashland Global Holdings, Inc.	57,893	6,232,760
Avient Corp.	93,777	5,246,823
Cabot Corp.	58,144	3,267,693
Chemours Co. (The)	167,034	5,605,661
Ingevity Corp.*	40,268	2,887,216
Minerals Technologies, Inc.	34,125	2,496,244
NewMarket Corp.	7,081	2,426,800
Olin Corp.	147,024	8,456,820
RPM International, Inc.	132,958	13,428,758
Scotts Miracle-Gro Co. (The)	41,753	6,722,233
Sensient Technologies Corp.	43,076	4,310,185
Valvoline, Inc.	185,279	6,909,054

		67,990,247

Construction Materials (0.3%)
Eagle Materials, Inc.	41,691	6,939,884

Containers & Packaging (0.7%)
AptarGroup, Inc.	67,472	8,263,970
Greif, Inc., Class A	27,214	1,642,909
Silgan Holdings, Inc.	86,008	3,684,583
Sonoco Products Co.	100,783	5,834,328

		19,425,790

Metals & Mining (2.6%)
Alcoa Corp.	191,779	11,426,193
Cleveland-Cliffs, Inc.*	466,457	10,154,769
Commercial Metals Co.	123,605	4,485,625
Compass Minerals International, Inc.	34,889	1,782,130
Reliance Steel & Aluminum Co.	64,221	10,417,931
Royal Gold, Inc.	67,277	7,078,213
Steel Dynamics, Inc.	193,240	11,994,407
United States Steel Corp.	276,987	6,595,060
Worthington Industries, Inc.	33,157	1,812,362

		65,746,690

Paper & Forest Products (0.3%)
Louisiana-Pacific Corp.	90,188	7,066,230

Total Materials		167,168,841

Real Estate (10.3%)
Equity Real Estate Investment Trusts (REITs) (9.7%)
American Campus Communities, Inc. (REIT)	142,635	8,171,559
Apartment Income REIT Corp. (REIT)	160,908	8,796,840
Brixmor Property Group, Inc. (REIT)	304,411	7,735,084
Camden Property Trust (REIT)	104,752	18,717,087
Corporate Office Properties Trust (REIT)	115,132	3,220,242
Cousins Properties, Inc. (REIT)	152,404	6,138,833
CyrusOne, Inc. (REIT)	130,084	11,671,137
Douglas Emmett, Inc. (REIT)	179,872	6,025,712
EastGroup Properties, Inc. (REIT)	41,701	9,501,573
EPR Properties (REIT)	76,674	3,641,248
First Industrial Realty Trust, Inc. (REIT)	133,546	8,840,745
Healthcare Realty Trust, Inc. (REIT)	151,229	4,784,886
Highwoods Properties, Inc. (REIT)	106,991	4,770,729
Hudson Pacific Properties, Inc. (REIT)	156,289	3,861,901
JBG SMITH Properties (REIT)	117,011	3,359,386
Kilroy Realty Corp. (REIT)	107,435	7,140,130
Kite Realty Group Trust (REIT)	224,492	4,889,436
Lamar Advertising Co. (REIT), Class A	88,600	10,747,180
Life Storage, Inc. (REIT)	84,071	12,877,996
Macerich Co. (The) (REIT)	218,362	3,773,295
Medical Properties Trust, Inc. (REIT)	611,204	14,442,751
National Retail Properties, Inc. (REIT)	180,006	8,652,888
National Storage Affiliates Trust (REIT)	83,991	5,812,177
Omega Healthcare Investors, Inc. (REIT)	244,947	7,247,982
Park Hotels & Resorts, Inc. (REIT)*	242,389	4,576,304
Pebblebrook Hotel Trust (REIT)	134,666	3,012,478
Physicians Realty Trust (REIT)	225,795	4,251,720
PotlatchDeltic Corp. (REIT)	68,778	4,141,811
PS Business Parks, Inc. (REIT)	20,615	3,796,665
Rayonier, Inc. (REIT)	146,729	5,921,982
Rexford Industrial Realty, Inc. (REIT)	155,273	12,594,193
Sabra Health Care REIT, Inc. (REIT)	234,393	3,173,681
SL Green Realty Corp. (REIT)	68,394	4,903,850
Spirit Realty Capital, Inc. (REIT)	126,398	6,091,120
STORE Capital Corp. (REIT)	251,540	8,652,976
Urban Edge Properties (REIT)	112,861	2,144,359

		248,081,936

Real Estate Management & Development (0.6%)
Jones Lang LaSalle, Inc.*	51,730	13,932,958

Total Real Estate		262,014,894

Utilities (3.3%)
Electric Utilities (1.0%)
ALLETE, Inc.	53,886	3,575,336
Hawaiian Electric Industries, Inc.	112,043	4,649,785
IDACORP, Inc.	51,779	5,867,078
OGE Energy Corp.	205,178	7,874,732
PNM Resources, Inc.	87,980	4,012,768

		25,979,699

Gas Utilities (1.2%)
National Fuel Gas Co.	93,461	5,975,896
New Jersey Resources Corp.	98,844	4,058,535
ONE Gas, Inc.	54,927	4,261,786
Southwest Gas Holdings, Inc.	61,894	4,335,675
Spire, Inc.	52,975	3,455,029
UGI Corp.	214,323	9,839,569

		31,926,490

See Notes to Financial Statements.

1239

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Multi-Utilities (0.6%)
Black Hills Corp.	65,415	$4,616,336
MDU Resources Group, Inc.	208,433	6,428,074
NorthWestern Corp.	53,970	3,084,925

		14,129,335

Water Utilities (0.5%)
Essential Utilities, Inc.	235,744	12,657,095

Total Utilities		84,692,619

Total Common Stocks (99.2%) (Cost $1,464,995,864)		2,526,562,738

SHORT-TERM INVESTMENTS:
Investment Company (0.1%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	2,000,000	2,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.1%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $600,008, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $612,108. (xx)	$600,000	600,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $13,717,280, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $13,991,604. (xx)	13,717,257	13,717,257
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $2,000,010, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $2,040,820. (xx)	2,000,000	2,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $10,000,389, collateralized by various Common Stocks; total market value $11,113,216. (xx)	10,000,000	10,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $2,400,028, collateralized by various Common Stocks; total market value $2,652,875. (xx)	2,400,000	2,400,000

Total Repurchase Agreements		28,717,257

Total Short-Term Investments (1.2%) (Cost $30,717,257)		30,717,257

Total Investments in Securities (100.4%) (Cost $1,495,713,121)		2,557,279,995
Other Assets Less Liabilities (-0.4%)		(9,945,234)

Net Assets (100%)		$2,547,334,761

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $40,334,851. This was collateralized by $11,724,497 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $30,717,257 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	63	3/2022	USD	17,877,510	169,490

					169,490

See Notes to Financial Statements.

1240

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$42,651,452	$—	$—	$42,651,452
Consumer Discretionary	391,012,882	—	—	391,012,882
Consumer Staples	87,160,054	—	—	87,160,054
Energy	52,804,679	—	—	52,804,679
Financials	345,560,034	—	—	345,560,034
Health Care	250,023,306	—	—	250,023,306
Industrials	480,401,257	—	—	480,401,257
Information Technology	363,072,720	—	—	363,072,720
Materials	167,168,841	—	—	167,168,841
Real Estate	262,014,894	—	—	262,014,894
Utilities	84,692,619	—	—	84,692,619
Futures	169,490	—	—	169,490
Short-Term Investments
Investment Company	2,000,000	—	—	2,000,000
Repurchase Agreements	—	28,717,257	—	28,717,257

Total Assets	$2,528,732,228	$28,717,257	$—	$2,557,449,485

Total Liabilities	$—	$—	$—	$—

Total	$2,528,732,228	$28,717,257	$—	$2,557,449,485

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$169,490	*

Total		$169,490

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1241

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$5,463,439	$5,463,439

Total	$5,463,439	$5,463,439

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(276,764)	$(276,764)

Total	$(276,764)	$(276,764)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $19,231,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$440,605,353
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$544,555,219

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,123,567,216
Aggregate gross unrealized depreciation	(62,742,422)

Net unrealized appreciation	$1,060,824,794

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,496,624,691

See Notes to Financial Statements.

1242

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,466,995,864)	$2,528,562,738
Repurchase Agreements (Cost $28,717,257)	28,717,257
Cash	17,914,753
Dividends, interest and other receivables	2,311,000
Receivable for Portfolio shares sold	1,569,929
Due from broker for futures variation margin	942,489
Securities lending income receivable	9,208
Other assets	9,244

Total assets	2,580,036,618

LIABILITIES
Payable for return of collateral on securities loaned	30,717,257
Investment management fees payable	639,507
Payable for Portfolio shares redeemed	548,407
Distribution fees payable – Class IB	489,324
Administrative fees payable	193,504
Distribution fees payable – Class IA	31,088
Accrued expenses	82,770

Total liabilities	32,701,857

NET ASSETS	$2,547,334,761

Net assets were comprised of:
Paid in capital	$1,428,660,194
Total distributable earnings (loss)	1,118,674,567

Net assets	$2,547,334,761

Class IA
Net asset value, offering and redemption price per share, $150,325,017 / 8,528,634 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.63

Class IB
Net asset value, offering and redemption price per share, $2,367,101,011 / 137,220,921 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.25

Class K
Net asset value, offering and redemption price per share, $29,908,733 / 1,695,164 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.64

(x)	Includes value of securities on loan of $40,334,851.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$30,947,555
Interest	10,132
Securities lending (net)	119,619

Total income	31,077,306

EXPENSES
Investment management fees	8,325,630
Distribution fees – Class IB	5,662,934
Administrative fees	2,242,115
Distribution fees – Class IA	370,297
Professional fees	112,788
Printing and mailing expenses	104,537
Custodian fees	79,901
Trustees’ fees	67,023
Miscellaneous	41,466

Gross expenses	17,006,691
Less: Waiver from investment manager	(217,331)

Net expenses	16,789,360

NET INVESTMENT INCOME (LOSS)	14,287,946

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	243,089,087
Futures contracts	5,463,439

Net realized gain (loss)	248,552,526

Change in unrealized appreciation (depreciation) on:
Investments in securities	244,995,525
Futures contracts	(276,764)

Net change in unrealized appreciation (depreciation)	244,718,761

NET REALIZED AND UNREALIZED GAIN (LOSS)	493,271,287

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$507,559,233

See Notes to Financial Statements.

1243

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,287,946	$16,154,911
Net realized gain (loss)	248,552,526	87,080,553
Net change in unrealized appreciation (depreciation)	244,718,761	143,241,569

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	507,559,233	246,477,033

Distributions to shareholders:
Class IA	(12,713,870)	(7,211,478)
Class IB	(204,034,365)	(116,025,045)
Class K	(2,599,758)	(1,486,796)

Total distributions to shareholders	(219,347,993)	(124,723,319)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,039,956 and 558,153 shares, respectively ]	18,077,863	7,331,089
Capital shares issued in reinvestment of dividends and distributions [ 738,847 and 494,006 shares, respectively ]	12,713,870	7,211,478
Capital shares repurchased [ (1,436,799) and (1,261,434) shares, respectively ]	(25,814,036)	(16,488,532)

Total Class IA transactions	4,977,697	(1,945,965)

Class IB
Capital shares sold [ 7,299,772 and 7,981,843 shares, respectively ]	129,512,623	99,479,030
Capital shares issued in reinvestment of dividends and distributions [ 12,114,263 and 8,103,245 shares, respectively ]	204,034,365	116,025,045
Capital shares repurchased [ (14,230,979) and (13,485,194) shares, respectively ]	(249,536,337)	(178,731,698)

Total Class IB transactions	84,010,651	36,772,377

Class K
Capital shares sold [ 165,854 and 119,556 shares, respectively ]	2,971,073	1,576,160
Capital shares issued in reinvestment of dividends and distributions [ 150,947 and 101,713 shares, respectively ]	2,599,758	1,486,796
Capital shares repurchased [ (231,371) and (496,482) shares, respectively ]	(4,106,067)	(6,652,283)

Total Class K transactions	1,464,764	(3,589,327)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	90,453,112	31,237,085

TOTAL INCREASE (DECREASE) IN NET ASSETS	378,664,352	152,990,799
NET ASSETS:
Beginning of year	2,168,670,409	2,015,679,610

End of year	$2,547,334,761	$2,168,670,409

See Notes to Financial Statements.

1244

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.57	$14.68	$12.31	$15.35	$14.65

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.12	0.13	0.14	0.11
Net realized and unrealized gain (loss)	3.57	1.68	2.98	(1.86)	2.12

Total from investment operations	3.67	1.80	3.11	(1.72)	2.23

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.14)	(0.15)	(0.12)
Distributions from net realized gains	(1.50)	(0.80)	(0.60)	(1.17)	(1.41)

Total dividends and distributions	(1.61)	(0.91)	(0.74)	(1.32)	(1.53)

Net asset value, end of year	$17.63	$15.57	$14.68	$12.31	$15.35

Total return	23.93%	12.80%	25.43%	(11.69)%	15.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$150,325	$127,485	$123,215	$103,087	$119,960
Ratio of expenses to average net assets:
After waivers (f)	0.69%	0.72%	0.72%	0.72%	0.72%
Before waivers (f)	0.70%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.58%	0.89%	0.94%	0.93%	0.69%
Before waivers (f)	0.57%	0.89%	0.94%	0.93%	0.69%
Portfolio turnover rate^	18%	17%	17%	18%	18%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.27	$14.41	$12.10	$15.11	$14.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.12	0.13	0.14	0.11
Net realized and unrealized gain (loss)	3.49	1.65	2.92	(1.83)	2.09

Total from investment operations	3.59	1.77	3.05	(1.69)	2.20

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.14)	(0.15)	(0.12)
Distributions from net realized gains	(1.50)	(0.80)	(0.60)	(1.17)	(1.41)

Total dividends and distributions	(1.61)	(0.91)	(0.74)	(1.32)	(1.53)

Net asset value, end of year	$17.25	$15.27	$14.41	$12.10	$15.11

Total return	23.87%	12.84%	25.37%	(11.68)%	15.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,367,101	$2,016,103	$1,864,800	$1,557,718	$1,862,819
Ratio of expenses to average net assets:
After waivers (f)	0.69%	0.72%	0.72%	0.72%	0.72%
Before waivers (f)	0.70%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.58%	0.89%	0.94%	0.93%	0.69%
Before waivers (f)	0.57%	0.89%	0.94%	0.93%	0.69%
Portfolio turnover rate^	18%	17%	17%	18%	18%

See Notes to Financial Statements.

1245

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.58	$14.68	$12.31	$15.35	$14.65

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.15	0.17	0.18	0.14
Net realized and unrealized gain (loss)	3.56	1.70	2.97	(1.86)	2.13

Total from investment operations	3.71	1.85	3.14	(1.68)	2.27

Less distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.17)	(0.19)	(0.16)
Distributions from net realized gains	(1.50)	(0.80)	(0.60)	(1.17)	(1.41)

Total dividends and distributions	(1.65)	(0.95)	(0.77)	(1.36)	(1.57)

Net asset value, end of year	$17.64	$15.58	$14.68	$12.31	$15.35

Total return	24.18%	13.10%	25.72%	(11.46)%	15.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$29,909	$25,082	$27,665	$25,337	$33,189
Ratio of expenses to average net assets:
After waivers (f)	0.44%	0.47%	0.47%	0.47%	0.47%
Before waivers (f)	0.45%	0.47%	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.83%	1.13%	1.19%	1.17%	0.93%
Before waivers (f)	0.82%	1.13%	1.18%	1.17%	0.93%
Portfolio turnover rate^	18%	17%	17%	18%	18%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1246

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Diamond Hill Capital Management, Inc.
➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	27.44%	10.52%	12.59%
Portfolio – Class IB Shares	27.38	10.52	12.60
Portfolio – Class K Shares	27.76	10.80	12.88
Russell Midcap® Value Index	28.34	11.22	13.44

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 27.38% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned 28.34% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Holdings within the consumer discretionary and industrials sector were also significant contributors to absolute return, particularly Red Rock Resorts, Inc. (Cl A) in the Consumer Discretionary sector and WESCO International, Inc. in the Industrials sector. Red Rock Resorts is the market-share leader in Las Vegas’ locals casino market duopoly. It is effectively the land bank, having control of all viable areas for casino development outside the strip, giving it opportunity for organic growth as demand permits. Having managed the pandemic downturn well, Red Rock is positioned to benefit from pent-up demand. WESCO is the largest player in a very fragmented market where scale is critical — and it is well positioned to continue taking share. The technical sophistication, customization and high cost of many of the products WESCO supplies could insulate it from e-commerce competition, bolstered by the level of value-added services the company provides.

•

On a relative basis, underweight positions and security selection in the Communications, Utilities, Health Care and Information Technology sectors contributed to the Portfolio’s return relative to the benchmark.

•

Top contributors to relative performance during the year included overweight positions in Cimarex Energy, a company engaged in hydrocarbon exploration, Cubesmart Real Estate Investment Trust (REIT) and Diamondback Energy, an oil and gas exploration company

What hurt performance during the year:

•	Security selection in the Financials sector was the largest detractor from relative return for the period. Security selection also detracted in the Consumer Staples sector.

•	From a sector allocation perspective, underweighting the Energy and Real Estate sectors detracted from performance.

•	An underweight in Information Technology holding Marvell Technology Inc., which develops and produces semiconductors and related technology, detracted from Portfolio performance.

Sector Weightings as of December 31, 2021	% of Net Assets
Financials	15.9%
Industrials	14.5
Exchange Traded Funds	10.2
Consumer Discretionary	9.0
Real Estate	8.6
Information Technology	7.1
Investment Companies	5.6
Health Care	5.5
Materials	4.8
Utilities	4.8
Consumer Staples	3.8
Energy	3.3
Repurchase Agreements	2.0
Communication Services	2.0
Cash and Other	2.9

100.0%

1247

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,073.90	$4.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.58	4.67
Class IB
Actual	1,000.00	1,073.70	4.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.58	4.67
Class K
Actual	1,000.00	1,075.10	3.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.84	3.40

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.92%, 0.92% and 0.67%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1248

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.0%)
Diversified Telecommunication Services (0.1%)
Lumen Technologies, Inc. (x)	143,510	$1,801,051

Entertainment (0.5%)
Liberty Media Corp.-Liberty Formula One, Class A*	3,270	194,042
Liberty Media Corp.-Liberty Formula One, Class C*	97,097	6,140,414
Live Nation Entertainment, Inc.*	11,975	1,433,288
Madison Square Garden Sports Corp.*	1,536	266,849
Take-Two Interactive Software, Inc.*	12,835	2,281,036
World Wrestling Entertainment, Inc., Class A	896	44,209
Zynga, Inc., Class A*	78,719	503,802

		10,863,640

Interactive Media & Services (0.3%)
Cargurus, Inc.*	47,444	1,596,016
IAC/InterActiveCorp*	10,736	1,403,303
TripAdvisor, Inc.*	5,638	153,692
Twitter, Inc.*	98,166	4,242,734
Vimeo, Inc.*	548	9,842

		7,405,587

Media (1.1%)
Altice USA, Inc., Class A*	9,497	153,661
Cable One, Inc.	359	633,078
Discovery, Inc., Class A (x)*	23,236	546,975
Discovery, Inc., Class C (x)*	44,315	1,014,814
DISH Network Corp., Class A*	34,916	1,132,675
Fox Corp., Class A	44,839	1,654,559
Fox Corp., Class B	21,354	731,802
Interpublic Group of Cos., Inc. (The)	54,986	2,059,226
Liberty Broadband Corp., Class A*	3,183	512,145
Liberty Broadband Corp., Class C*	19,846	3,197,190
Liberty Media Corp.-Liberty SiriusXM, Class A*	13,075	664,864
Liberty Media Corp.-Liberty SiriusXM, Class C*	22,092	1,123,378
Loyalty Ventures, Inc.*	2,808	84,437
New York Times Co. (The), Class A	23,186	1,119,884
News Corp., Class A	54,715	1,220,692
News Corp., Class B	17,195	386,887
Nexstar Media Group, Inc., Class A	5,048	762,147
Omnicom Group, Inc.	29,519	2,162,857
Sirius XM Holdings, Inc. (x)	122,158	775,703
ViacomCBS, Inc.	82,554	2,491,480
ViacomCBS, Inc., Class A	708	23,626

		22,452,080

Total Communication Services		42,522,358

Consumer Discretionary (9.0%)
Auto Components (0.8%)
Aptiv plc*	31,008	5,114,770
BorgWarner, Inc.	114,484	5,159,794
Gentex Corp.	113,203	3,945,124
Lear Corp.	8,442	1,544,464
QuantumScape Corp. (x)*	9,831	218,150

		15,982,302

Automobiles (0.1%)
Harley-Davidson, Inc.	21,553	812,332
Thor Industries, Inc.	4,406	457,211

		1,269,543

Distributors (0.2%)
Genuine Parts Co.	19,601	2,748,060
LKQ Corp.	38,331	2,301,010

		5,049,070

Diversified Consumer Services (0.3%)
Bright Horizons Family Solutions, Inc.*	1,559	196,247
Chegg, Inc.*	4,939	151,627
Frontdoor, Inc.*	4,025	147,516
Grand Canyon Education, Inc.*	5,579	478,176
H&R Block, Inc.	88,703	2,089,843
Mister Car Wash, Inc. (x)*	1,685	30,684
Service Corp. International	22,414	1,591,170
Terminix Global Holdings, Inc.*	16,539	748,059

		5,433,322

Hotels, Restaurants & Leisure (3.0%)
Aramark	32,777	1,207,832
Bloomin’ Brands, Inc.*	107,111	2,247,189
Boyd Gaming Corp.*	42,463	2,784,299
Caesars Entertainment, Inc.*	10,782	1,008,441
Carnival Corp.*	119,609	2,406,533
Darden Restaurants, Inc.	5,872	884,558
Denny’s Corp.*	185,829	2,973,264
Domino’s Pizza, Inc.	1,631	920,422
Hilton Worldwide Holdings, Inc.*	12,842	2,003,224
Hyatt Hotels Corp., Class A*	7,172	687,795
Marriott Vacations Worldwide Corp.	5,859	990,054
MGM Resorts International	54,904	2,464,092
Norwegian Cruise Line Holdings Ltd. (x)*	51,730	1,072,880
Penn National Gaming, Inc.*	21,678	1,124,004
Planet Fitness, Inc., Class A*	3,489	316,034
Red Rock Resorts, Inc., Class A	286,236	15,745,842
Royal Caribbean Cruises Ltd.*	31,157	2,395,973
Six Flags Entertainment Corp.*	101,931	4,340,222
Travel + Leisure Co.	3,577	197,701
Vail Resorts, Inc.	17,473	5,729,397
Wyndham Hotels & Resorts, Inc.	23,273	2,086,424
Yum China Holdings, Inc.	55,591	2,770,655
Yum! Brands, Inc.	37,806	5,249,741

		61,606,576

Household Durables (1.4%)
DR Horton, Inc.	27,139	2,943,225
Garmin Ltd.	21,296	2,899,876

See Notes to Financial Statements.

1249

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Leggett & Platt, Inc.	60,690	$2,498,000
Lennar Corp., Class A	37,659	4,374,469
Lennar Corp., Class B	2,351	224,803
Mohawk Industries, Inc.*	7,733	1,408,798
Newell Brands, Inc.	52,934	1,156,079
NVR, Inc.*	1,602	9,466,010
PulteGroup, Inc.	25,088	1,434,030
Toll Brothers, Inc.	9,393	679,959
TopBuild Corp.*	728	200,863
Whirlpool Corp.	8,364	1,962,696

		29,248,808

Internet & Direct Marketing Retail (0.1%)
DoorDash, Inc., Class A*	2,487	370,314
Qurate Retail, Inc., Class A	52,149	396,333
Wayfair, Inc., Class A (x)*	4,866	924,394

		1,691,041

Leisure Products (0.4%)
Brunswick Corp.	9,431	949,985
Hasbro, Inc.	18,182	1,850,564
Hayward Holdings, Inc.*	6,979	183,059
Polaris, Inc.	45,298	4,978,703

		7,962,311

Multiline Retail (0.3%)
Dollar Tree, Inc.*	31,339	4,403,756
Kohl’s Corp.	21,025	1,038,425
Nordstrom, Inc.*	2,569	58,111
Ollie’s Bargain Outlet Holdings, Inc.*	9,122	466,955

		5,967,247

Specialty Retail (1.2%)
Advance Auto Parts, Inc.	19,921	4,778,649
AutoNation, Inc.*	5,817	679,716
AutoZone, Inc.*	2,317	4,857,336
Bath & Body Works, Inc.	14,780	1,031,496
Best Buy Co., Inc.	26,617	2,704,287
Burlington Stores, Inc.*	570	166,161
CarMax, Inc.*	20,968	2,730,663
Dick’s Sporting Goods, Inc. (x)	8,818	1,013,982
Foot Locker, Inc.	12,681	553,272
Gap, Inc. (The)	28,150	496,847
Leslie’s, Inc.*	1,840	43,534
Lithia Motors, Inc.	3,766	1,118,314
O’Reilly Automotive, Inc.*	6,517	4,602,501
Penske Automotive Group, Inc.	4,176	447,751
Petco Health & Wellness Co., Inc.*	7,450	147,435
Victoria’s Secret & Co.*	4,416	245,265
Vroom, Inc. (x)*	12,783	137,929
Williams-Sonoma, Inc.	2,488	420,795

		26,175,933

Textiles, Apparel & Luxury Goods (1.2%)
Capri Holdings Ltd.*	20,796	1,349,868
Carter’s, Inc.	5,825	589,607
Columbia Sportswear Co.	31,948	3,113,013
Deckers Outdoor Corp.*	3,324	1,217,615
Hanesbrands, Inc.	401,999	6,721,423
PVH Corp.	9,962	1,062,447
Ralph Lauren Corp.	6,838	812,765
Skechers USA, Inc., Class A*	16,506	716,360
Steven Madden Ltd.	53,324	2,477,966
Tapestry, Inc.	35,374	1,436,184
Under Armour, Inc., Class A*	27,477	582,238
Under Armour, Inc., Class C*	29,859	538,656
VF Corp.	16,270	1,191,289
Wolverine World Wide, Inc. (x)	138,266	3,983,444

		25,792,875

Total Consumer Discretionary		186,179,028

Consumer Staples (3.8%)
Beverages (0.2%)
Brown-Forman Corp., Class A	2,941	199,371
Brown-Forman Corp., Class B	13,242	964,812
Molson Coors Beverage Co., Class B	42,040	1,948,554

		3,112,737

Food & Staples Retailing (0.6%)
Albertsons Cos., Inc., Class A (x)	21,977	663,486
Casey’s General Stores, Inc.	5,285	1,042,995
Grocery Outlet Holding Corp.*	12,912	365,151
Kroger Co. (The)	104,081	4,710,706
US Foods Holding Corp.*	163,469	5,693,625

		12,475,963

Food Products (2.7%)
Archer-Daniels-Midland Co.	78,370	5,297,028
Beyond Meat, Inc. (x)*	1,044	68,027
Bunge Ltd.	19,343	1,805,862
Cal-Maine Foods, Inc.	205,303	7,594,158
Campbell Soup Co.	27,424	1,191,847
Conagra Brands, Inc.	65,768	2,245,977
Darling Ingredients, Inc.*	21,505	1,490,081
Flowers Foods, Inc.	203,014	5,576,795
Hain Celestial Group, Inc. (The)*	12,952	551,885
Hershey Co. (The)	2,903	561,643
Hormel Foods Corp.	40,134	1,958,941
Ingredion, Inc.	9,505	918,563
J M Smucker Co. (The)	14,756	2,004,160
Kellogg Co.	19,618	1,263,792
Lamb Weston Holdings, Inc.	14,208	900,503
Lancaster Colony Corp.	4,808	796,205
McCormick & Co., Inc. (Non-Voting)	35,090	3,390,045
Pilgrim’s Pride Corp.*	4,071	114,802
Post Holdings, Inc.*	119,457	13,466,388
Seaboard Corp.	31	121,985
Sovos Brands, Inc.*	129,523	1,949,321
Tyson Foods, Inc., Class A	40,413	3,522,397

		56,790,405

Household Products (0.2%)
Church & Dwight Co., Inc.	32,649	3,346,523
Clorox Co. (The)	3,277	571,378
Reynolds Consumer Products, Inc.	7,023	220,522
Spectrum Brands Holdings, Inc.	5,888	598,927

		4,737,350

See Notes to Financial Statements.

1250

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Personal Products (0.1%)
Coty, Inc., Class A*	48,919	$513,650
Herbalife Nutrition Ltd.*	11,779	482,114
Olaplex Holdings, Inc.*	9,165	266,976

		1,262,740

Total Consumer Staples		78,379,195

Energy (3.3%)
Energy Equipment & Services (0.3%)
Baker Hughes Co.	103,897	2,499,762
Halliburton Co.	118,403	2,707,877
NOV, Inc.	56,141	760,710

		5,968,349

Oil, Gas & Consumable Fuels (3.0%)
Antero Midstream Corp.	46,503	450,149
APA Corp.	51,010	1,371,659
Continental Resources, Inc.	7,940	355,394
Coterra Energy, Inc.	701,865	13,335,435
Delek US Holdings, Inc.*	99,969	1,498,535
Devon Energy Corp.	94,951	4,182,592
Diamondback Energy, Inc.	51,166	5,518,253
DT Midstream, Inc.	13,560	650,609
EQT Corp.*	42,837	934,275
Hess Corp.	36,406	2,695,136
HollyFrontier Corp.	20,914	685,561
Marathon Oil Corp.	108,725	1,785,265
Marathon Petroleum Corp.	86,564	5,539,230
Occidental Petroleum Corp.	103,930	3,012,931
ONEOK, Inc.	62,421	3,667,858
Phillips 66	61,622	4,465,130
Pioneer Natural Resources Co.	16,851	3,064,860
Targa Resources Corp.	31,755	1,658,881
Valero Energy Corp.	57,456	4,315,520
Williams Cos., Inc. (The)	171,015	4,453,231

		63,640,504

Total Energy		69,608,853

Financials (15.9%)
Banks (6.7%)
Ameris Bancorp	83,310	4,138,841
Atlantic Union Bankshares Corp.	108,881	4,060,173
Bank of Hawaii Corp.	5,610	469,894
Bank OZK	167,300	7,784,469
BankUnited, Inc.	149,466	6,323,906
BOK Financial Corp.	84,827	8,948,400
Cadence Bank	230,217	6,858,164
Citizens Financial Group, Inc.	49,187	2,324,086
Comerica, Inc.	18,418	1,602,366
Commerce Bancshares, Inc.	16,153	1,110,357
Cullen/Frost Bankers, Inc.	8,016	1,010,577
East West Bancorp, Inc.	19,847	1,561,562
Fifth Third Bancorp	95,925	4,177,534
First Citizens BancShares, Inc., Class A (x)	851	706,194
First Hawaiian, Inc.	17,500	478,275
First Horizon Corp.	74,853	1,222,350
First Interstate BancSystem, Inc., Class A	77,534	3,153,308
First Republic Bank	51,246	10,582,811
FNB Corp.	44,017	533,926
Huntington Bancshares, Inc.	202,104	3,116,444
KeyCorp	130,603	3,020,847
M&T Bank Corp.	18,044	2,771,198
PacWest Bancorp	16,313	736,858
People’s United Financial, Inc.	58,750	1,046,925
Pinnacle Financial Partners, Inc.	10,423	995,397
Popular, Inc.	11,389	934,354
Prosperity Bancshares, Inc.	12,585	909,896
Regions Financial Corp.	135,244	2,948,319
Signature Bank	8,343	2,698,710
SouthState Corp.	61,886	4,957,687
Sterling Bancorp	590,409	15,226,648
SVB Financial Group*	18,162	12,318,195
Synovus Financial Corp.	125,259	5,996,148
Triumph Bancorp, Inc.*	12,928	1,539,466
Umpqua Holdings Corp.	30,210	581,240
Webster Financial Corp.	12,666	707,269
Western Alliance Bancorp	49,097	5,285,292
Wintrust Financial Corp.	8,174	742,363
Zions Bancorp NA	101,144	6,388,255

		139,968,704

Capital Markets (2.1%)
Affiliated Managers Group, Inc.	5,723	941,491
Ameriprise Financial, Inc.	6,943	2,094,425
Ares Management Corp.	2,463	200,168
Carlyle Group, Inc. (The)	22,763	1,249,689
Cboe Global Markets, Inc.	15,135	1,973,604
Evercore, Inc., Class A	5,283	717,695
FactSet Research Systems, Inc.	781	379,574
Franklin Resources, Inc.	40,708	1,363,311
Interactive Brokers Group, Inc., Class A	11,326	899,511
Invesco Ltd.	46,809	1,077,543
Janus Henderson Group plc	23,815	998,801
Jefferies Financial Group, Inc.	30,813	1,195,544
KKR & Co., Inc.	78,282	5,832,009
Lazard Ltd., Class A	14,535	634,162
Morningstar, Inc.	326	111,489
MSCI, Inc.	3,278	2,008,398
Nasdaq, Inc.	16,398	3,443,744
Northern Trust Corp.	28,903	3,457,088
Raymond James Financial, Inc.	24,661	2,475,964
SEI Investments Co.	15,050	917,147
State Street Corp.	51,378	4,778,154
Stifel Financial Corp.	14,221	1,001,443
T. Rowe Price Group, Inc.	21,228	4,174,274
Tradeweb Markets, Inc., Class A	14,798	1,481,872
Virtu Financial, Inc., Class A	12,518	360,894

		43,767,994

Consumer Finance (0.8%)
Ally Financial, Inc.	48,721	2,319,607
Credit Acceptance Corp. (x)*	1,055	725,502
Discover Financial Services	18,551	2,143,753
OneMain Holdings, Inc.	15,799	790,582
PROG Holdings, Inc.*	116,090	5,236,820
Santander Consumer USA Holdings, Inc.	8,184	343,892
SLM Corp.	41,116	808,752
Synchrony Financial	62,477	2,898,308

		15,267,216

See Notes to Financial Statements.

1251

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Diversified Financial Services (0.4%)
Equitable Holdings, Inc.‡	53,082	$1,740,559
Voya Financial, Inc.	87,376	5,793,902

		7,534,461

Insurance (5.2%)
Aflac, Inc.	92,008	5,372,347
Alleghany Corp.*	17,011	11,356,373
American Financial Group, Inc.	9,523	1,307,698
Arch Capital Group Ltd.*	39,816	1,769,821
Arthur J Gallagher & Co.	28,798	4,886,157
Assurant, Inc.	36,022	5,614,389
Assured Guaranty Ltd.	9,475	475,645
Athene Holding Ltd., Class A*	16,260	1,354,946
Axis Capital Holdings Ltd.	10,936	595,684
Brighthouse Financial, Inc.*	81,830	4,238,794
Brown & Brown, Inc.	60,092	4,223,266
Cincinnati Financial Corp.	21,053	2,398,568
CNA Financial Corp.	3,559	156,881
CNO Financial Group, Inc.	110,160	2,626,214
Enstar Group Ltd.*	11,822	2,927,009
Erie Indemnity Co., Class A	987	190,155
Everest Re Group Ltd.	4,189	1,147,451
Fidelity National Financial, Inc.	38,458	2,006,738
First American Financial Corp.	15,066	1,178,613
Globe Life, Inc.	14,246	1,335,135
GoHealth, Inc., Class A*	1,015	3,848
Hanover Insurance Group, Inc. (The)	43,586	5,712,381
Hartford Financial Services Group, Inc. (The)	47,840	3,302,874
Kemper Corp.	60,552	3,559,852
Lancashire Holdings Ltd.	205,789	1,476,292
Lemonade, Inc. (x)*	4,653	195,938
Lincoln National Corp.	21,461	1,464,928
Loews Corp.	105,460	6,091,370
Markel Corp.*	1,579	1,948,486
Mercury General Corp.	4,178	221,685
Old Republic International Corp.	39,211	963,806
Primerica, Inc.	5,502	843,292
Principal Financial Group, Inc.	36,848	2,665,216
ProAssurance Corp.	140,809	3,562,468
Prudential Financial, Inc.	53,262	5,765,079
Reinsurance Group of America, Inc.	33,282	3,644,046
RenaissanceRe Holdings Ltd.	30,212	5,115,798
Unum Group	29,480	724,324
W R Berkley Corp.	19,385	1,597,130
White Mountains Insurance Group Ltd.	402	407,588
Willis Towers Watson plc	17,466	4,148,000

		108,576,285

Mortgage Real Estate Investment Trusts (REITs) (0.2%)
AGNC Investment Corp. (REIT)	73,741	1,109,065
Annaly Capital Management, Inc. (REIT)	194,824	1,523,524
New Residential Investment Corp. (REIT)	60,384	646,712
Starwood Property Trust, Inc. (REIT)	37,983	922,987

		4,202,288

Thrifts & Mortgage Finance (0.5%)
MGIC Investment Corp.	263,596	3,801,054
Mr Cooper Group, Inc.*	138,102	5,746,424
New York Community Bancorp, Inc.	62,772	766,446
TFS Financial Corp.	7,448	133,096
UWM Holdings Corp. (x)	7,807	46,218

		10,493,238

Total Financials		329,810,186

Health Care (5.5%)
Biotechnology (0.4%)
BioMarin Pharmaceutical, Inc.*	25,619	2,263,438
Exact Sciences Corp.*	1,896	147,566
Exelixis, Inc.*	6,600	120,648
Horizon Therapeutics plc*	24,953	2,688,935
Incyte Corp.*	3,487	255,946
Ionis Pharmaceuticals, Inc.*	1,640	49,905
Iovance Biotherapeutics, Inc.*	14,965	285,682
Mirati Therapeutics, Inc.*	965	141,556
Natera, Inc.*	696	64,999
Sage Therapeutics, Inc.*	6,981	296,972
Seagen, Inc.*	2,127	328,834
Ultragenyx Pharmaceutical, Inc.*	2,443	205,432
United Therapeutics Corp.*	6,198	1,339,264

		8,189,177

Health Care Equipment & Supplies (1.6%)
Avanos Medical, Inc.*	74,157	2,571,023
Boston Scientific Corp.*	34,390	1,460,887
Cooper Cos., Inc. (The)	6,808	2,852,143
Dentsply Sirona, Inc.	30,913	1,724,636
Envista Holdings Corp.*	22,486	1,013,219
Figs, Inc., Class A (x)*	10,409	286,872
Globus Medical, Inc., Class A*	10,609	765,970
Haemonetics Corp.*	34,414	1,825,319
Hologic, Inc.*	35,306	2,703,027
ICU Medical, Inc.*	2,820	669,299
Integer Holdings Corp.*	21,929	1,876,903
Integra LifeSciences Holdings Corp.*	83,126	5,568,611
Masimo Corp.*	1,923	563,016
Quidel Corp.*	5,317	717,742
ResMed, Inc.	2,024	527,212
STERIS plc	10,359	2,521,484
Tandem Diabetes Care, Inc.*	542	81,582
Teleflex, Inc.	5,383	1,768,208
Zimmer Biomet Holdings, Inc.	29,351	3,728,751

		33,225,904

Health Care Providers & Services (1.8%)
Acadia Healthcare Co., Inc.*	59,109	3,587,916
agilon health, Inc.*	2,078	56,106
Amedisys, Inc.*	551	89,196
AmerisourceBergen Corp.	20,929	2,781,255
Cardinal Health, Inc.	16,102	829,092
Chemed Corp.	1,558	824,244
DaVita, Inc.*	2,845	323,647
Encompass Health Corp.	95,637	6,241,271
Henry Schein, Inc.*	19,421	1,505,710

See Notes to Financial Statements.

1252

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Laboratory Corp. of America Holdings*	13,570	$4,263,830
McKesson Corp.	18,429	4,580,897
Molina Healthcare, Inc.*	20,519	6,526,684
Oak Street Health, Inc. (x)*	1,474	48,848
Premier, Inc., Class A	17,591	724,221
Quest Diagnostics, Inc.	17,154	2,967,814
Signify Health, Inc., Class A (x)*	9,060	128,833
Universal Health Services, Inc., Class B	10,003	1,296,989

		36,776,553

Health Care Technology (0.3%)
Cerner Corp.	41,568	3,860,420
Certara, Inc.*	6,376	181,206
Change Healthcare, Inc.*	35,001	748,321
Definitive Healthcare Corp.*	1,123	30,692
Teladoc Health, Inc.*	21,237	1,949,981

		6,770,620

Life Sciences Tools & Services (0.9%)
Adaptive Biotechnologies Corp.*	1,756	49,274
Agilent Technologies, Inc.	4,411	704,216
Bio-Rad Laboratories, Inc., Class A*	2,988	2,257,643
Charles River Laboratories International, Inc.*	465	175,203
IQVIA Holdings, Inc.*	13,557	3,824,972
PerkinElmer, Inc.	17,749	3,568,614
QIAGEN NV*	32,254	1,792,677
Repligen Corp.*	470	124,475
Syneos Health, Inc.*	59,009	6,059,044
Waters Corp.*	545	203,067

		18,759,185

Pharmaceuticals (0.5%)
Catalent, Inc.*	18,315	2,344,870
Elanco Animal Health, Inc.*	62,388	1,770,571
Jazz Pharmaceuticals plc*	8,550	1,089,270
Nektar Therapeutics*	23,884	322,673
Organon & Co.	35,609	1,084,294
Perrigo Co. plc	18,819	732,059
Royalty Pharma plc, Class A	18,642	742,884
Viatris, Inc.	170,093	2,301,358

		10,387,979

Total Health Care		114,109,418

Industrials (14.5%)
Aerospace & Defense (1.2%)
BWX Technologies, Inc.	2,833	135,644
Curtiss-Wright Corp.	5,494	761,853
HEICO Corp.	4,376	631,107
HEICO Corp., Class A	7,392	950,020
Hexcel Corp.*	12,089	626,210
Howmet Aerospace, Inc.	209,451	6,666,825
Huntington Ingalls Industries, Inc.	5,514	1,029,684
Mercury Systems, Inc.*	8,161	449,345
Moog, Inc., Class A	27,797	2,250,723
Spirit AeroSystems Holdings, Inc., Class A	106,955	4,608,691
Textron, Inc.	31,006	2,393,663
TransDigm Group, Inc.*	5,177	3,294,022
Virgin Galactic Holdings, Inc. (x)*	2,180	29,168

		23,826,955

Air Freight & Logistics (0.1%)
CH Robinson Worldwide, Inc.	14,582	1,569,461
Expeditors International of Washington, Inc.	6,429	863,350
GXO Logistics, Inc.*	1,956	177,663

		2,610,474

Airlines (0.9%)
Alaska Air Group, Inc.*	45,005	2,344,760
Allegiant Travel Co.*	32,285	6,038,586
American Airlines Group, Inc.*	88,955	1,597,632
Copa Holdings SA, Class A*	4,694	388,006
JetBlue Airways Corp.*	258,589	3,682,307
Southwest Airlines Co.*	83,027	3,556,877
United Airlines Holdings, Inc.*	45,334	1,984,723

		19,592,891

Building Products (1.6%)
A O Smith Corp.	18,619	1,598,441
Allegion plc	2,961	392,155
Armstrong World Industries, Inc.	3,600	418,032
AZEK Co., Inc. (The)*	7,351	339,910
Builders FirstSource, Inc. (x)*	104,789	8,981,465
Carlisle Cos., Inc.	4,542	1,126,961
Carrier Global Corp.	65,081	3,529,993
Fortune Brands Home & Security, Inc.	14,179	1,515,735
JELD-WEN Holding, Inc.*	128,513	3,387,603
Lennox International, Inc.	4,625	1,500,165
Masco Corp.	34,224	2,403,209
Owens Corning	14,081	1,274,330
PGT Innovations, Inc.*	77,581	1,744,797
Trane Technologies plc	17,217	3,478,351
Zurn Water Solutions Corp.	68,369	2,488,632

		34,179,779

Commercial Services & Supplies (0.9%)
ADT, Inc.	24,101	202,690
Cintas Corp.	756	335,037
Clean Harbors, Inc.*	57,855	5,772,193
Driven Brands Holdings, Inc.*	7,726	259,748
MSA Safety, Inc.	3,666	553,419
Republic Services, Inc.	29,577	4,124,513
Rollins, Inc.	2,382	81,488
Stericycle, Inc.*	79,310	4,730,048
US Ecology, Inc.*	74,339	2,374,388

		18,433,524

Construction & Engineering (0.4%)
AECOM*	19,167	1,482,567
Fluor Corp.*	131,676	3,261,615
MasTec, Inc.*	7,909	729,843
Quanta Services, Inc.	19,909	2,282,766
Valmont Industries, Inc.	2,941	736,720

		8,493,511

See Notes to Financial Statements.

1253

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Electrical Equipment (1.3%)
Acuity Brands, Inc.	4,799	$1,016,044
AMETEK, Inc.	32,408	4,765,272
ChargePoint Holdings, Inc. (x)*	31,491	599,904
Fluence Energy, Inc.*	2,823	100,386
Hubbell, Inc.	7,627	1,588,475
nVent Electric plc	23,516	893,608
Regal Rexnord Corp.	28,212	4,801,118
Rockwell Automation, Inc.	6,415	2,237,873
Sensata Technologies Holding plc*	165,686	10,221,170
Shoals Technologies Group, Inc., Class A*	15,071	366,225
Sunrun, Inc.*	28,747	986,022

		27,576,097

Machinery (4.5%)
AGCO Corp.	7,845	910,177
Allison Transmission Holdings, Inc.	3,016	109,632
Colfax Corp.*	367,384	16,888,643
Crane Co.	7,130	725,335
Cummins, Inc.	20,167	4,399,229
Donaldson Co., Inc.	15,314	907,508
Dover Corp.	20,168	3,662,509
Energy Recovery, Inc.*	74,301	1,596,729
Flowserve Corp.	17,792	544,435
Fortive Corp.	45,910	3,502,474
Gates Industrial Corp. plc*	352,327	5,605,523
Graco, Inc.	8,949	721,468
IDEX Corp.	10,668	2,521,062
Ingersoll Rand, Inc.	118,197	7,312,848
ITT, Inc.	12,081	1,234,557
Kennametal, Inc.	95,464	3,428,112
Middleby Corp. (The)*	29,981	5,899,062
Nordson Corp.	6,775	1,729,454
Oshkosh Corp.	9,607	1,082,805
Otis Worldwide Corp.	59,885	5,214,187
PACCAR, Inc.	47,917	4,229,154
Parker-Hannifin Corp.	15,089	4,800,113
Pentair plc	23,506	1,716,643
Snap-on, Inc.	7,509	1,617,288
SPX FLOW, Inc.	47,159	4,078,310
Stanley Black & Decker, Inc.	22,702	4,282,051
Timken Co. (The)	8,777	608,158
Toro Co. (The)	859	85,823
Westinghouse Air Brake Technologies Corp.	25,161	2,317,580
Woodward, Inc.	7,987	874,257
Xylem, Inc.	8,551	1,025,436

		93,630,562

Marine (0.4%)
Kirby Corp.*	123,442	7,334,924

Professional Services (1.4%)
CACI International, Inc., Class A*	3,278	882,470
Clarivate plc*	61,164	1,438,577
CoStar Group, Inc.*	12,243	967,564
Dun & Bradstreet Holdings, Inc.*	21,985	450,473
Equifax, Inc.	10,536	3,084,835
FTI Consulting, Inc.*	4,707	722,148
IHS Markit Ltd.	52,515	6,980,294
Jacobs Engineering Group, Inc.	18,178	2,530,923
Legalzoom.com, Inc. (x)*	1,094	17,581
Leidos Holdings, Inc.	63,151	5,614,124
ManpowerGroup, Inc.	7,459	725,984
Nielsen Holdings plc	51,231	1,050,748
Robert Half International, Inc.	1,716	191,368
Science Applications International Corp.	8,176	683,432
TransUnion	8,720	1,034,018
Verisk Analytics, Inc.	8,183	1,871,698

		28,246,237

Road & Rail (0.4%)
AMERCO	1,260	915,050
JB Hunt Transport Services, Inc.	1,241	253,660
Knight-Swift Transportation Holdings, Inc.	69,860	4,257,269
Landstar System, Inc.	639	114,394
Old Dominion Freight Line, Inc.	1,112	398,519
Ryder System, Inc.	7,586	625,314
Schneider National, Inc., Class B	7,563	203,520
TuSimple Holdings, Inc., Class A (x)*	16,486	591,023
XPO Logistics, Inc.*	1,952	151,143

		7,509,892

Trading Companies & Distributors (1.4%)
AerCap Holdings NV*	81,507	5,332,188
Air Lease Corp.	15,137	669,509
Core & Main, Inc., Class A*	2,438	73,969
Fastenal Co.	9,028	578,334
MSC Industrial Direct Co., Inc., Class A	6,279	527,813
SiteOne Landscape Supply, Inc.*	2,974	720,541
United Rentals, Inc.*	6,639	2,206,073
Univar Solutions, Inc.*	22,854	647,911
Watsco, Inc.	4,599	1,438,935
WESCO International, Inc.*	130,521	17,175,258
WW Grainger, Inc.	1,095	567,473

		29,938,004

Total Industrials		301,372,850

Information Technology (7.1%)
Communications Equipment (1.4%)
Arista Networks, Inc.*	3,532	507,725
Ciena Corp.*	53,232	4,097,267
F5, Inc.*	29,389	7,191,782
Juniper Networks, Inc.	45,357	1,619,698
Lumentum Holdings, Inc.*	74,199	7,848,028
Motorola Solutions, Inc.	23,388	6,354,520
Ubiquiti, Inc.	108	33,124
Viasat, Inc.*	9,992	445,044

		28,097,188

Electronic Equipment, Instruments & Components (1.3%)
Amphenol Corp., Class A	24,009	2,099,827
Arrow Electronics, Inc.*	9,747	1,308,730
Avnet, Inc.	13,468	555,286
Coherent, Inc.*	373	99,419
Corning, Inc.	70,929	2,640,687

See Notes to Financial Statements.

1254

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
II-VI, Inc. (x)*	49,627	$3,391,013
IPG Photonics Corp.*	4,674	804,582
Jabil, Inc.	4,454	313,339
Keysight Technologies, Inc.*	14,654	3,026,198
Littelfuse, Inc.	3,364	1,058,583
National Instruments Corp.	18,698	816,542
Sanmina Corp.*	95,216	3,947,655
TD SYNNEX Corp.	5,817	665,232
Teledyne Technologies, Inc.*	6,468	2,825,804
Trimble, Inc.*	35,242	3,072,750
Vontier Corp.	10,651	327,305

		26,952,952

IT Services (1.3%)
Akamai Technologies, Inc.*	22,616	2,646,977
Alliance Data Systems Corp.	7,022	467,455
Amdocs Ltd.	18,175	1,360,217
Broadridge Financial Solutions, Inc.	10,668	1,950,324
Cloudflare, Inc., Class A*	2,122	279,043
Concentrix Corp.	5,913	1,056,180
DXC Technology Co.*	35,843	1,153,786
Euronet Worldwide, Inc.*	1,937	230,832
Fastly, Inc., Class A (x)*	14,734	522,320
FleetCor Technologies, Inc.*	8,618	1,929,053
Genpact Ltd.	24,433	1,296,904
GoDaddy, Inc., Class A*	21,207	1,799,626
Jack Henry & Associates, Inc.	7,678	1,282,149
Paychex, Inc.	5,814	793,611
Paysafe Ltd. (x)*	98,032	383,305
SolarWinds Corp. (x)	5,168	73,334
StoneCo Ltd., Class A*	2,260	38,104
Thoughtworks Holding, Inc.*	3,938	105,578
VeriSign, Inc.*	13,687	3,474,034
Western Union Co. (The)	42,389	756,220
WEX, Inc.*	2,000	280,780
WNS Holdings Ltd. (ADR)*	50,779	4,479,723

		26,359,555

Semiconductors & Semiconductor Equipment (1.5%)
Azenta, Inc.	1,907	196,631
Cirrus Logic, Inc.*	30,335	2,791,427
First Solar, Inc.*	14,898	1,298,510
GLOBALFOUNDRIES, Inc. (x)*	3,493	226,940
Marvell Technology, Inc.	115,561	10,110,432
Microchip Technology, Inc.	12,235	1,065,179
MKS Instruments, Inc.	26,002	4,528,768
ON Semiconductor Corp.*	27,334	1,856,525
Qorvo, Inc.*	15,580	2,436,556
Skyworks Solutions, Inc.	12,226	1,896,742
Tower Semiconductor Ltd.*	99,555	3,950,342
Wolfspeed, Inc.*	16,209	1,811,680

		32,169,732

Software (1.1%)
ANSYS, Inc.*	7,166	2,874,426
Black Knight, Inc.*	21,408	1,774,509
C3.ai, Inc., Class A (x)*	6,126	191,437
CDK Global, Inc.	14,274	595,797
Ceridian HCM Holding, Inc.*	18,428	1,924,989
Citrix Systems, Inc.	11,123	1,052,124
Datto Holding Corp.*	3,529	92,989
Dolby Laboratories, Inc., Class A	8,856	843,268
Duck Creek Technologies, Inc.*	7,633	229,830
Dynatrace, Inc.*	1,543	93,120
Guidewire Software, Inc.*	11,803	1,339,995
Informatica, Inc., Class A*	1,312	48,518
Jamf Holding Corp.*	1,198	45,536
Mandiant Corp.*	22,867	401,087
Manhattan Associates, Inc.*	4,171	648,549
McAfee Corp., Class A	2,971	76,622
N-able, Inc.*	7,384	81,962
NCR Corp.*	11,683	469,657
NortonLifeLock, Inc.	56,855	1,477,093
Nuance Communications, Inc.*	24,840	1,374,149
Paycor HCM, Inc.*	1,044	30,078
Pegasystems, Inc.	338	37,795
Procore Technologies, Inc.*	2,335	186,730
SS&C Technologies Holdings, Inc.	31,558	2,587,125
Synopsys, Inc.*	7,827	2,884,249
Teradata Corp.*	2,353	99,932
Tyler Technologies, Inc.*	793	426,594

		21,888,160

Technology Hardware, Storage & Peripherals (0.5%)
Hewlett Packard Enterprise Co.	182,970	2,885,437
HP, Inc.	106,000	3,993,020
NetApp, Inc.	10,558	971,231
Pure Storage, Inc., Class A*	2,526	82,221
Western Digital Corp.*	43,924	2,864,284
Xerox Holdings Corp.	20,400	461,856

		11,258,049

Total Information Technology		146,725,636

Materials (4.8%)
Chemicals (2.5%)
Albemarle Corp.	16,350	3,822,139
Ashland Global Holdings, Inc.	68,090	7,330,569
Axalta Coating Systems Ltd.*	24,426	808,989
Celanese Corp.	37,660	6,329,140
CF Industries Holdings, Inc.	30,078	2,128,921
Chemours Co. (The)	10,847	364,025
Corteva, Inc.	102,741	4,857,594
Diversey Holdings Ltd.*	1,789	23,812
Eastman Chemical Co.	18,810	2,274,317
Element Solutions, Inc.	32,628	792,208
FMC Corp.	40,241	4,422,083
Huntsman Corp.	29,121	1,015,740
International Flavors & Fragrances, Inc.	35,860	5,402,309
LyondellBasell Industries NV, Class A	32,480	2,995,630
Mosaic Co. (The)	52,209	2,051,292
NewMarket Corp.	897	307,420
Olin Corp.	18,711	1,076,257
PPG Industries, Inc.	19,245	3,318,608
RPM International, Inc.	7,477	755,177
Valvoline, Inc.	25,588	954,177
Westlake Chemical Corp.	3,936	382,304

		51,412,711

See Notes to Financial Statements.

1255

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Construction Materials (0.5%)
Buzzi Unicem SpA	73,444	$1,586,613
Eagle Materials, Inc.	5,603	932,675
Martin Marietta Materials, Inc.	8,742	3,851,026
Vulcan Materials Co.	18,732	3,888,389

		10,258,703

Containers & Packaging (0.9%)
Amcor plc	216,545	2,600,705
AptarGroup, Inc.	9,216	1,128,776
Ardagh Group SA (r)(x)	2,942	72,815
Ardagh Metal Packaging SA*	12,195	110,121
Avery Dennison Corp.	5,441	1,178,357
Ball Corp.	31,428	3,025,574
Berry Global Group, Inc.*	19,007	1,402,336
Crown Holdings, Inc.	15,172	1,678,327
Graphic Packaging Holding Co.	28,507	555,887
International Paper Co.	54,354	2,553,551
Packaging Corp. of America	13,126	1,787,105
Sealed Air Corp.	9,296	627,201
Silgan Holdings, Inc.	11,848	507,568
Sonoco Products Co.	13,817	799,866
Westrock Co.	37,139	1,647,486

		19,675,675

Metals & Mining (0.9%)
Alcoa Corp.	26,251	1,564,035
Cleveland-Cliffs, Inc.*	64,156	1,396,676
Nucor Corp.	40,239	4,593,282
Reliance Steel & Aluminum Co.	43,900	7,121,458
Royal Gold, Inc.	9,124	959,936
Steel Dynamics, Inc.	21,565	1,338,539
United States Steel Corp.	37,179	885,232

		17,859,158

Paper & Forest Products (0.0%)
Louisiana-Pacific Corp.	11,438	896,168
Sylvamo Corp.*	5,098	142,183

		1,038,351

Total Materials		100,244,598

Real Estate (8.6%)
Equity Real Estate Investment Trusts (REITs) (8.1%)
Alexandria Real Estate Equities, Inc. (REIT)	21,701	4,838,455
American Assets Trust, Inc. (REIT)	44,883	1,684,459
American Campus Communities, Inc. (REIT)	80,733	4,625,194
American Homes 4 Rent (REIT), Class A	39,753	1,733,628
Americold Realty Trust (REIT)	143,667	4,710,841
Apartment Income REIT Corp. (REIT)	21,940	1,199,460
AvalonBay Communities, Inc. (REIT)	19,605	4,952,027
Boston Properties, Inc. (REIT)	21,956	2,528,892
Brixmor Property Group, Inc. (REIT)	41,000	1,041,810
Camden Property Trust (REIT)	13,909	2,485,260
Cousins Properties, Inc. (REIT)	20,643	831,500
CubeSmart (REIT)	235,670	13,411,980
CyrusOne, Inc. (REIT)	17,845	1,601,053
Douglas Emmett, Inc. (REIT)	115,534	3,870,389
Duke Realty Corp. (REIT)	53,499	3,511,674
EPR Properties (REIT)	10,597	503,252
Equity LifeStyle Properties, Inc. (REIT)	11,764	1,031,232
Equity Residential (REIT)	51,847	4,692,154
Essential Properties Realty Trust, Inc. (REIT)	122,316	3,526,370
Essex Property Trust, Inc. (REIT)	9,114	3,210,224
Extra Space Storage, Inc. (REIT)	16,813	3,812,012
Federal Realty Investment Trust (REIT)	10,853	1,479,481
First Industrial Realty Trust, Inc. (REIT)	65,297	4,322,661
Gaming and Leisure Properties, Inc. (REIT)	127,152	6,187,216
Healthcare Trust of America, Inc. (REIT), Class A	31,095	1,038,262
Healthpeak Properties, Inc. (REIT)	75,767	2,734,431
Highwoods Properties, Inc. (REIT)	14,160	631,394
Host Hotels & Resorts, Inc. (REIT)*	354,656	6,167,468
Hudson Pacific Properties, Inc. (REIT)	20,602	509,075
Invitation Homes, Inc. (REIT)	83,992	3,808,197
Iron Mountain, Inc. (REIT)	11,899	622,675
JBG SMITH Properties (REIT)	17,433	500,502
Kilroy Realty Corp. (REIT)	16,227	1,078,446
Kimco Realty Corp. (REIT)	82,630	2,036,830
Lamar Advertising Co. (REIT), Class A	1,607	194,929
Life Storage, Inc. (REIT)	26,262	4,022,813
Medical Properties Trust, Inc. (REIT)	83,261	1,967,458
Mid-America Apartment Communities, Inc. (REIT)	16,249	3,728,171
National Retail Properties, Inc. (REIT)	24,572	1,181,176
Omega Healthcare Investors, Inc. (REIT)	33,566	993,218
Orion Office REIT, Inc. (REIT)*	7,934	148,128
Park Hotels & Resorts, Inc. (REIT)*	32,864	620,472
Rayonier, Inc. (REIT)	116,873	4,716,994
Realty Income Corp. (REIT)	79,613	5,699,495
Regency Centers Corp. (REIT)	23,756	1,790,015
Rexford Industrial Realty, Inc. (REIT)	21,337	1,730,644
Ryman Hospitality Properties, Inc. (REIT)*	74,733	6,872,447
SBA Communications Corp. (REIT)	12,696	4,938,998
Simon Property Group, Inc. (REIT)	6,016	961,176
SL Green Realty Corp. (REIT)	9,197	659,425
Spirit Realty Capital, Inc. (REIT)	17,296	833,494
STORE Capital Corp. (REIT)	34,365	1,182,156
Sun Communities, Inc. (REIT)	16,123	3,385,346
UDR, Inc. (REIT)	72,171	4,329,538
Ventas, Inc. (REIT)	56,081	2,866,861

See Notes to Financial Statements.

1256

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
VICI Properties, Inc. (REIT) (x)	88,516	$2,665,217
Vornado Realty Trust (REIT)	25,179	1,053,993
Welltower, Inc. (REIT)	61,294	5,257,186
Weyerhaeuser Co. (REIT)	105,435	4,341,813
WP Carey, Inc. (REIT)	26,116	2,142,818

		169,202,485

Real Estate Management & Development (0.5%)
CBRE Group, Inc., Class A*	44,487	4,827,285
Howard Hughes Corp. (The)*	5,799	590,222
Jones Lang LaSalle, Inc.*	15,877	4,276,311
Opendoor Technologies, Inc.*	51,238	748,587

		10,442,405

Total Real Estate		179,644,890

Utilities (4.8%)
Electric Utilities (2.2%)
Alliant Energy Corp.	89,489	5,500,889
Avangrid, Inc.	8,066	402,332
Edison International	52,469	3,581,009
Entergy Corp.	28,192	3,175,829
Evergy, Inc.	82,359	5,650,651
Eversource Energy	48,300	4,394,334
FirstEnergy Corp.	76,517	3,182,342
Hawaiian Electric Industries, Inc.	14,834	615,611
IDACORP, Inc.	7,272	823,990
NRG Energy, Inc.	18,703	805,725
OGE Energy Corp.	28,250	1,084,235
PG&E Corp.*	212,624	2,581,256
Pinnacle West Capital Corp.	15,775	1,113,557
Portland General Electric Co.	67,575	3,576,069
PPL Corp.	105,833	3,181,340
Xcel Energy, Inc.	75,786	5,130,712

		44,799,881

Gas Utilities (0.8%)
Atmos Energy Corp.	18,365	1,924,101
National Fuel Gas Co.	12,120	774,953
South Jersey Industries, Inc.	179,010	4,675,741
UGI Corp.	202,963	9,318,031

		16,692,826

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp. (The)	92,923	2,258,029
Brookfield Renewable Corp.	13,435	494,811
Vistra Corp.	67,201	1,530,167

		4,283,007

Multi-Utilities (1.3%)
Ameren Corp.	35,764	3,183,354
CenterPoint Energy, Inc.	83,573	2,332,522
CMS Energy Corp.	40,604	2,641,290
Consolidated Edison, Inc.	49,871	4,254,994
DTE Energy Co.	27,112	3,240,968
MDU Resources Group, Inc.	28,133	867,622
NiSource, Inc.	55,308	1,527,054
Public Service Enterprise Group, Inc.	70,950	4,734,493
WEC Energy Group, Inc.	44,397	4,309,617

		27,091,914

Water Utilities (0.3%)
American Water Works Co., Inc.	25,534	4,822,351
Essential Utilities, Inc.	32,441	1,741,758

		6,564,109

Total Utilities		99,431,737

Total Common Stocks (79.3%)
(Cost $1,091,829,409)		1,648,028,749

EXCHANGE TRADED FUNDS (ETF):
Equity (10.2%)
iShares Core S&P Mid-Cap ETF	2,355	666,653
iShares Morningstar Mid-Cap ETF (x)	7,464	530,541
iShares Morningstar Mid-Cap Growth ETF (x)	3,880	284,171
iShares Morningstar Mid-Cap Value ETF (x)‡	616,111	41,969,481
iShares Russell Mid-Cap ETF(x)	6,120	508,021
iShares Russell Mid-Cap Growth ETF (x)	3,908	450,280
iShares Russell Mid-Cap Value ETF (x)	638,775	78,173,285
iShares S&P Mid-Cap 400 Growth ETF (x)	5,040	429,710
iShares S&P Mid-Cap 400 Value ETF (x)	318,342	35,234,093
SPDR S&P 400 Mid Cap Value ETF (x)	72,588	5,161,007
Vanguard Mid-Cap Growth ETF (x)	2,000	509,240
Vanguard Mid-Cap Value ETF (x)	322,000	48,406,260

Total Exchange Traded Funds (10.2%)
(Cost $75,842,475)		212,322,742

SHORT-TERM INVESTMENTS:
Investment Companies (5.6%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	5,000,000	5,000,000
JPMorgan Prime Money Market Fund, IM Shares	111,406,631	111,451,193

Total Investment Companies		116,451,193

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.0%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $1,500,019, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $1,530,269. (xx)	$1,500,000	1,500,000

See Notes to Financial Statements.

1257

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $15,102,513, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $15,404,538. (xx)	$15,102,488	$15,102,488
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $5,000,025, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $5,102,049. (xx)	5,000,000	5,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $12,000,467, collateralized by various Common Stocks; total market value $13,335,859. (xx)	12,000,000	12,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $2,000,105, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $2,222,420. (xx)	2,000,000	2,000,000
Societe Generale SA, 0.05%, dated 12/31/21, due 1/3/22, repurchase price $7,000,029, collateralized by various U.S. Government Treasury Securities, ranging from 0.500%-2.125%, maturing 12/31/22-6/30/27; total market value $7,140,349. (xx)	7,000,000	7,000,000

Total Repurchase Agreements		42,602,488

Total Short-Term Investments (7.6%) (Cost $159,042,242)		159,053,681

Total Investments in Securities (97.1%)
(Cost $1,326,714,126)		2,019,405,172
Other Assets Less Liabilities (2.9%)		59,499,215

Net Assets (100%)		$2,078,904,387

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $47,794,947. This was collateralized by $1,269,435 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $47,602,487 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Diversified Financial Services
Equitable Holdings, Inc.	53,082	1,619,310	—	(310,034)	55,495	375,788	1,740,559	40,921	—
EXCHANGE TRADED FUNDS (ETF):
Equity
iShares Morningstar Mid-Cap Value ETF (x)	616,111	21,795,093	12,132,891	(625,044)	33,071	8,633,470	41,969,481	782,214	—

Total		23,414,403	12,132,891	(935,078)	88,566	9,009,258	43,710,040	823,135	—

See Notes to Financial Statements.

1258

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	462	3/2022	USD	51,808,680	721,616
S&P 500 E-Mini Index	217	3/2022	USD	51,629,725	840,698
S&P Midcap 400 E-Mini Index	366	3/2022	USD	103,859,820	2,366,788

					3,929,102

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Common Stocks
Communication Services	$42,522,358	$—	$—	$42,522,358
Consumer Discretionary	186,179,028	—	—	186,179,028
Consumer Staples	78,379,195	—	—	78,379,195
Energy	69,608,853	—	—	69,608,853
Financials	328,333,894	1,476,292	—	329,810,186
Health Care	114,109,418	—	—	114,109,418
Industrials	301,372,850	—	—	301,372,850
Information Technology	146,725,636	—	—	146,725,636
Materials	98,585,170	1,586,613	72,815	100,244,598
Real Estate	179,644,890	—	—	179,644,890
Utilities	99,431,737	—	—	99,431,737
Exchange Traded Funds	212,322,742	—	—	212,322,742
Futures	3,929,102	—	—	3,929,102
Short-Term Investments
Investment Companies	116,451,193	—	—	116,451,193
Repurchase Agreements	—	42,602,488	—	42,602,488

Total Assets	$1,977,596,066	$45,665,393	$72,815	$2,023,334,274

Total Liabilities	$—	$—	$—	$—

Total	$1,977,596,066	$45,665,393	$72,815	$2,023,334,274

(a)	A security with a market value of $72,815 transferred from Level 1 to Level 3 at the end of the period due to inactive trading.

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$3,929,102	*

Total		$3,929,102

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1259

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$39,336,081	$39,336,081

Total	$39,336,081	$39,336,081

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(532,803)	$(532,803)

Total	$(532,803)	$(532,803)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $188,509,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 29%)*	$406,692,887
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 22%)*	$626,993,764

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$736,235,975
Aggregate gross unrealized depreciation	(51,999,179)

Net unrealized appreciation	$684,236,796

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,339,097,478

See Notes to Financial Statements.

1260

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $25,953,508)	$43,710,040
Unaffiliated Issuers (Cost $1,258,158,130)	1,933,092,644
Repurchase Agreements (Cost $42,602,488)	42,602,488
Cash	96,846,740
Cash held as collateral at broker for futures	10,311,400
Dividends, interest and other receivables	1,966,956
Receivable for Portfolio shares sold	362,680
Receivable for securities sold	142,164
Securities lending income receivable	30,918
Other assets	7,681

Total assets	2,129,073,711

LIABILITIES
Payable for return of collateral on securities loaned	47,602,487
Investment management fees payable	909,636
Payable for Portfolio shares redeemed	554,647
Distribution fees payable – Class IB	376,514
Due to broker for futures variation margin	203,638
Administrative fees payable	202,837
Payable for securities purchased	113,338
Distribution fees payable – Class IA	50,544
Trustees’ fees payable	2,815
Accrued expenses	152,868

Total liabilities	50,169,324

NET ASSETS	$2,078,904,387

Net assets were comprised of:
Paid in capital	$1,394,577,802
Total distributable earnings (loss)	684,326,585

Net assets	$2,078,904,387

Class IA
Net asset value, offering and redemption price per share, $244,498,198 / 13,188,032 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.54

Class IB
Net asset value, offering and redemption price per share, $1,818,558,656 / 99,378,096 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.30

Class K
Net asset value, offering and redemption price per share, $15,847,533 / 854,033 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.56

(x)	Includes value of securities on loan of $47,794,947.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($823,135 of dividend income received from affiliates) (net of $15,896 foreign withholding tax)	$28,656,753
Interest	21,196
Securities lending (net)	238,375

Total income	28,916,324

EXPENSES
Investment management fees	10,683,827
Distribution fees – Class IB	4,443,171
Administrative fees	2,394,409
Distribution fees – Class IA	580,764
Custodian fees	161,100
Professional fees	113,949
Printing and mailing expenses	89,519
Trustees’ fees	56,232
Miscellaneous	42,992

Total expenses	18,565,963

NET INVESTMENT INCOME (LOSS)	10,350,361

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($88,566 realized gain (loss) from affiliates)	189,657,153
Futures contracts	39,336,081
Foreign currency transactions	(224)

Net realized gain (loss)	228,993,010

Change in unrealized appreciation (depreciation) on:
Investments in securities ($9,009,258 of change in unrealized appreciation (depreciation) from affiliates)	241,597,329
Futures contracts	(532,803)
Foreign currency translations	(212)

Net change in unrealized appreciation (depreciation)	241,064,314

NET REALIZED AND UNREALIZED GAIN (LOSS)	470,057,324

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$480,407,685

See Notes to Financial Statements.

1261

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,350,361	$16,113,166
Net realized gain (loss)	228,993,010	47,076,721
Net change in unrealized appreciation (depreciation)	241,064,314	9,183,574

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	480,407,685	72,373,461

Distributions to shareholders:
Class IA	(29,274,881)	(8,322,960)
Class IB	(221,005,913)	(66,415,490)
Class K	(1,993,524)	(554,136)

Total distributions to shareholders	(252,274,318)	(75,292,586)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 389,107 and 320,347 shares, respectively ]	7,590,599	4,600,354
Capital shares issued in reinvestment of dividends and distributions [ 1,603,767 and 538,313 shares, respectively ]	29,274,881	8,322,960
Capital shares repurchased [ (1,192,507) and (1,356,496) shares, respectively ]	(22,733,908)	(19,662,732)

Total Class IA transactions	14,131,572	(6,739,418)

Class IB
Capital shares sold [ 1,524,466 and 1,635,481 shares, respectively ]	28,886,326	22,269,134
Capital shares issued in reinvestment of dividends and distributions [ 12,262,386 and 4,345,120 shares, respectively ]	221,005,913	66,415,490
Capital shares repurchased [ (12,945,692) and (10,098,258) shares, respectively ]	(245,404,001)	(147,338,231)

Total Class IB transactions	4,488,238	(58,653,607)

Class K
Capital shares sold [ 179,607 and 66,200 shares, respectively ]	3,521,690	959,703
Capital shares issued in reinvestment of dividends and distributions [ 109,198 and 35,807 shares, respectively ]	1,993,524	554,136
Capital shares repurchased [ (205,215) and (297,671) shares, respectively ]	(3,899,366)	(4,283,630)

Total Class K transactions	1,615,848	(2,769,791)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	20,235,658	(68,162,816)

TOTAL INCREASE (DECREASE) IN NET ASSETS	248,369,025	(71,081,941)
NET ASSETS:
Beginning of year	1,830,535,362	1,901,617,303

End of year	$2,078,904,387	$1,830,535,362

See Notes to Financial Statements.

1262

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.55	$16.48	$13.96	$17.87	$17.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.14	0.17	0.17	0.16	(1)
Net realized and unrealized gain (loss)	4.36	0.62	3.52	(2.44)	1.91

Total from investment operations	4.46	0.76	3.69	(2.27)	2.07

Less distributions:
Dividends from net investment income	(0.11)	(0.17)	(0.22)	(0.19)	(0.17)
Distributions from net realized gains	(2.36)	(0.52)	(0.95)	(1.44)	(1.18)
Return of capital	—	—	—	(0.01)	—

Total dividends and distributions	(2.47)	(0.69)	(1.17)	(1.64)	(1.35)

Net asset value, end of year	$18.54	$16.55	$16.48	$13.96	$17.87

Total return	27.44%	4.94%	26.63%	(13.32)%	12.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$244,498	$205,076	$212,355	$187,420	$237,396
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.92%	0.94%	0.94%	0.93%	0.94%
Before waivers and reimbursements (f)	0.92%	0.94%	0.94%	0.93%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.51%	1.00%	1.05%	0.97%	0.91	%(aa)
Before waivers and reimbursements (f)	0.51%	1.00%	1.05%	0.97%	0.91	%(aa)
Portfolio turnover rate^	23%	29%	19%	25%	19%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.37	$16.30	$13.82	$17.71	$17.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.14	0.17	0.17	0.16	(1)
Net realized and unrealized gain (loss)	4.30	0.62	3.48	(2.42)	1.90

Total from investment operations	4.40	0.76	3.65	(2.25)	2.06

Less distributions:
Dividends from net investment income	(0.11)	(0.17)	(0.22)	(0.19)	(0.17)
Distributions from net realized gains	(2.36)	(0.52)	(0.95)	(1.44)	(1.18)
Return of capital	—	—	—	(0.01)	—

Total dividends and distributions	(2.47)	(0.69)	(1.17)	(1.64)	(1.35)

Net asset value, end of year	$18.30	$16.37	$16.30	$13.82	$17.71

Total return	27.38%	4.99%	26.61%	(13.33)%	12.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,818,559	$1,612,699	$1,673,340	$1,468,507	$1,899,153
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.92%	0.94%	0.94%	0.93%	0.94%
Before waivers and reimbursements (f)	0.92%	0.94%	0.94%	0.93%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.51%	1.00%	1.05%	0.97%	0.90	%(aa)
Before waivers and reimbursements (f)	0.51%	1.00%	1.05%	0.97%	0.90	%(aa)
Portfolio turnover rate^	23%	29%	19%	25%	19%

See Notes to Financial Statements.

1263

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.56	$16.48	$13.96	$17.87	$17.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.18	0.21	0.21	0.21	(1)
Net realized and unrealized gain (loss)	4.36	0.63	3.52	(2.44)	1.91

Total from investment operations	4.51	0.81	3.73	(2.23)	2.12

Less distributions:
Dividends from net investment income	(0.15)	(0.21)	(0.26)	(0.23)	(0.22)
Distributions from net realized gains	(2.36)	(0.52)	(0.95)	(1.44)	(1.18)
Return of capital	—	—	—	(0.01)	—

Total dividends and distributions	(2.51)	(0.73)	(1.21)	(1.68)	(1.40)

Net asset value, end of year	$18.56	$16.56	$16.48	$13.96	$17.87

Total return	27.76%	5.22%	26.92%	(13.09)%	12.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,848	$12,760	$15,922	$13,404	$18,903
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.67%	0.69%	0.69%	0.68%	0.69%
Before waivers and reimbursements (f)	0.67%	0.69%	0.69%	0.68%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.77%	1.25%	1.30%	1.21%	1.15	%(aa)
Before waivers and reimbursements (f)	0.77%	1.25%	1.30%	1.21%	1.15	%(aa)
Portfolio turnover rate^	23%	29%	19%	25%	19%
(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.14, $0.14 and $0.19 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.10% lower.

See Notes to Financial Statements.

1264

EQ/MONEY MARKET PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	BNY Mellon Investment Adviser, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	0.16%	0.71%	0.35%
Portfolio – Class IB Shares	0.16	0.71	0.35
ICE BofA 3-Month U.S. Treasury Bill Index	0.05	1.14	0.63

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.16% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, which returned 0.05% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Longer-term securities owned by the Portfolio before the Federal Reserve rate cuts in response to the pandemic helped cushion the drop in market rates.

•

The Federal Open Market Committee raised the rates on both interest rate on excess reserves (IOER) and the Federal Reserve’s repo (repurchase agreement) facility by 5 basis points, which helped create a floor in short term rates.

•	The resolution of the debt ceiling impasse allowed for an increase in Treasury issuance, which put upward pressure on rates.

What hurt performance during the year:

•	Smaller Treasury bill issuance combined with increased demand for securities continued to drive short term rates lower.

•

Uncertainty over the debt ceiling has raised concerns about a technical default in Treasuries, further dimming the prospects of a strong economic rebound and forcing the Federal Reserve to keep rates lower for longer than expected.

•	The ongoing pandemic led the Federal Reserve to maintain the target federal funds rate at historic lows, which kept downward pressure on treasury bill rates.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in this Portfolio.

Portfolio Characteristics As of December 31, 2021
Weighted Average Maturity (Days)	54.85
Number of Holdings	16
Weighted Avg. Credit Quality**:	A-1+

Maturity Weightings
1-30 Days	43.36
31-60 Days	23.46
61-90 Days	14.88
91-120 Days	8.39
>120 Days	9.91

Total	100.00

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Distribution of Assets by Sector as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	74.3%
U.S. Government Agency Securities	13.1
Repurchase Agreements	12.5
Cash and Other	0.1

Total	100.0%

1265

EQ/MONEY MARKET PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,001.60	$0.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.99	0.21
Class IB
Actual	1,000.00	1,001.60	0.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.99	0.22

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 0.04% and 0.04%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1266

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Repurchase Agreements (12.5%)
Bank of Nova Scotia (The), 0.05%, dated 12/31/21, due 1/3/22, repurchase price $100,000,477, collateralized by various U.S. Government Treasury Securities, ranging 0.125%, maturing 9/15/23; total market value $102,000,487.	$100,000,000	$100,000,000
Credit Agricole Corporate and Investment Bank, 0.05%, dated 12/31/21, due 1/3/22, repurchase price $90,000,085, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 1/15/25-5/15/50; total market value $91,800,087.	90,000,000	90,000,000

Total Repurchase Agreements		190,000,000

U.S. Government Agency Securities (13.1%)
FFCB
0.05%, 4/11/22 (o)(p)	12,000,000	11,998,333
0.05%, 4/28/22 (o)(p)	45,000,000	44,992,688
FHLB
0.04%, 1/14/22 (o)(p)	141,000,000	140,997,810

Total U.S. Government Agency Securities		197,988,831

U.S. Treasury Obligations (74.3%)
U.S. Treasury Bills
0.04%, 1/20/22 (p)	100,000,000	99,997,625
0.04%, 1/25/22 (p)	225,000,000	224,993,917
0.05%, 2/22/22 (p)	100,000,000	99,992,777
0.05%, 3/1/22 (p)	125,000,000	124,988,732
0.07%, 3/24/22 (p)	125,000,000	124,980,981
0.06%, 4/5/22 (p)	50,000,000	49,991,514
0.06%, 5/19/22 (p)	50,000,000	49,987,542
0.10%, 6/2/22 (p)	100,000,000	99,957,778
U.S. Treasury Notes
1.50%, 1/31/22	129,000,000	129,152,222
0.38%, 3/31/22	100,000,000	100,079,307
0.13%, 4/30/22	20,000,000	20,002,183

Total U.S. Treasury Obligations		1,124,124,578

Total Investments in Securities (99.9%) (Amortized Cost $1,512,113,409)		1,512,113,409
Other Assets Less Liabilities (0.1%)		1,802,600

Net Assets (100%)		$1,513,916,009

Federal Income Tax Cost of Investments		$1,512,113,409

(o)	Discount Note Security. Effective rate calculated as of December 31, 2021.
(p)	Yield to maturity.

Glossary:

FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Short-Term Investments
Repurchase Agreements	$—	$190,000,000	$—	$190,000,000
U.S. Government Agency Securities	—	197,988,831	—	197,988,831
U.S. Treasury Obligations	—	1,124,124,578	—	1,124,124,578

Total Assets	$—	$1,512,113,409	$—	$1,512,113,409

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,512,113,409	$—	$1,512,113,409

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

See Notes to Financial Statements.

1267

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value:
Unaffiliated Issuers (Cost $1,322,113,409)	$1,322,113,409
Repurchase Agreements (Cost $190,000,000)	190,000,000
Cash	1,254,256
Dividends, interest and other receivables	910,112
Securities lending income receivable	4,418
Other assets	6,435

Total assets	1,514,288,630

LIABILITIES
Administrative fees payable	51,209
Trustees’ fees payable	1,234
Accrued expenses	320,178

Total liabilities	372,621

NET ASSETS	$1,513,916,009

Net assets were comprised of:
Paid in capital	$1,513,907,583
Total distributable earnings (loss)	8,426

Net assets	$1,513,916,009

Class IA
Net asset value, offering and redemption price per share, $330,232,240 / 329,987,474 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $1,183,683,769 / 1,183,416,611 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$657,818
Securities lending (net)	4,977

Total income	662,795

EXPENSES
Investment management fees	5,238,917
Distribution fees – Class IB	3,013,886
Administrative fees	1,437,997
Distribution fees – Class IA	899,988
Professional fees	88,245
Printing and mailing expenses	67,241
Custodian fees	56,100
Trustees’ fees	45,129
Miscellaneous	42,384

Gross expenses	10,889,887
Less:
Voluntary waiver from investment manager	(6,313,218)
Voluntary waiver from distributor	(3,913,874)

Net expenses	662,795

NET INVESTMENT INCOME (LOSS)	—

REALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	2,917,414

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,917,414

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,917,414

See Notes to Financial Statements.

1268

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$—	$2,468,012
Net realized gain (loss)	2,917,414	20,972

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,917,414	2,488,984

Distributions to shareholders:
Class IA	(544,460)	(627,677)
Class IB	(2,369,531)	(1,863,795)

Total distributions to shareholders	(2,913,991)	(2,491,472)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 365,540,284 and 436,798,309 shares, respectively ]	365,825,668	437,030,235
Capital shares issued in reinvestment of dividends and distributions [ 544,057 and 627,349 shares, respectively ]	544,460	627,677
Capital shares repurchased [ (400,021,975) and (377,867,234) shares, respectively ]	(400,348,813)	(378,068,006)

Total Class IA transactions	(33,978,685)	59,589,906

Class IB
Capital shares sold [ 14,151,706,124 and 9,685,771,078 shares, respectively ]	14,156,444,157	9,685,923,605
Capital shares issued in reinvestment of dividends and distributions [ 2,368,997 and 1,863,779 shares, respectively ]	2,369,531	1,863,795
Capital shares repurchased [ (14,239,556,174) and (9,386,913,799) shares, respectively ]	(14,243,944,351)	(9,387,060,195)

Total Class IB transactions	(85,130,663)	300,727,205

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(119,109,348)	360,317,111

TOTAL INCREASE (DECREASE) IN NET ASSETS	(119,105,925)	360,314,623
NET ASSETS:
Beginning of year	1,633,021,934	1,272,707,311

End of year	$1,513,916,009	$1,633,021,934

See Notes to Financial Statements.

1269

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020		2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	—	#	0.02	0.01	—	#
Net realized and unrealized gain (loss)	— #	—	#	— #	— #	—	#

Total from investment operations	— #	—	#	0.02	0.01	—	#

Less distributions:
Dividends from net investment income	—	—	#	(0.02)	(0.01)	—	#
Distributions from net realized gains	— #	—	#	— #	—	—	#

Total dividends and distributions	— #	—	#	(0.02)	(0.01)	—	#

Net asset value, end of year	$1.00	$1.00		$1.00	$1.00	$1.00

Total return	0.16%	0.20%		1.52%	1.27%	0.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$330,232	$364,115		$304,525	$294,561	$296,707
Ratio of expenses to average net assets:
After waivers	0.04%	0.32%		0.71%	0.57%	0.46%
Before waivers	0.70%	0.71%		0.71%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers	—%	0.18%		1.50%	1.26%	0.39%
Before waivers	(0.65)%	(0.22)%		1.50%	1.11%	0.14%

	Year Ended December 31,
Class IB	2021	2020		2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	—	#	0.02	0.01	—	#
Net realized and unrealized gain (loss)	— #	—	#	— #	— #	—	#

Total from investment operations	— #	—	#	0.02	0.01	—	#

Less distributions:
Dividends from net investment income	—	—	#	(0.02)	(0.01)	—	#
Distributions from net realized gains	— #	—	#	— #	—	—	#

Total dividends and distributions	— #	—	#	(0.02)	(0.01)	—	#

Net asset value, end of year	$1.00	$1.00		$1.00	$1.00	$1.00

Total return	0.16%	0.20%		1.52%	1.27%	0.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,183,684	$1,268,907		$968,182	$885,669	$890,913
Ratio of expenses to average net assets:
After waivers	0.04%	0.31%		0.71%	0.57%	0.46%
Before waivers	0.70%	0.71%		0.71%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers	—%	0.18%		1.50%	1.26%	0.40%
Before waivers	(0.65)%	(0.21)%		1.50%	1.11%	0.15%
#	Per share amount is less than $0.005.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

1270

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*,**	2.78%	26.15%	17.20%
Portfolio – Class K Shares*	3.04	26.46	17.45
Russell 2000® Growth Index	2.83	14.53	11.86

* Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.78% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 2000® Growth Index, which returned 2.83% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Consumer Discretionary added the most to relative performance, due to favorable stock selection. Within the sector, GameStop, which was sold during the period, was the top contributor both in the sector and across the whole Portfolio for the period.

•	A sector underweight to Health Care was advantageous but adverse stock selection more than offset the relative gain.

•	Stock selection in Energy contributed positively, due to strong performance from the sole holding within the sector, Texas Pacific Land, which was sold during the period.

What hurt performance during the year:

•

Relative underperformance was driven by adverse stock selection, mainly in Information Technology, Real Estate and Communication Services. Vroom and Fastly were the two greatest detractors among these sectors and across the whole Portfolio.

•	Industrials, Materials and Financials detracted due to both unfavorable stock selection and relative sector weightings.

•	Stock selection in Health Care and Consumer Staples also weighed on relative performance.

Portfolio Positioning and Outlook — Morgan Stanley Investment Management, Inc.

Our team continues to focus on stock selection and the long-term outlook for companies owned in the Portfolio. At the end of the period, the Portfolio’s largest sector weights were in Health Care, Consumer Discretionary and Information Technology. The Portfolio had no exposure to the Energy and Utilities sectors.

Sector Weightings as of December 31, 2021	% of Net Assets
Health Care	28.2%
Consumer Discretionary	20.1
Information Technology	19.0
Repurchase Agreements	10.3
Industrials	9.1
Financials	4.9
Communication Services	4.9
Real Estate	4.1
Investment Companies	2.9
Consumer Staples	2.6
Materials	2.3
Closed End Funds	1.3
Energy	1.2
Utilities	0.2
Cash and Other	(11.1)

100.0%

1271

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$812.80	$5.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	813.70	4.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1272

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (4.9%)
Diversified Telecommunication Services (2.0%)
Anterix, Inc.*	160,770	$9,446,845
Bandwidth, Inc., Class A (x)*	4,734	339,712
Cogent Communications Holdings, Inc.	8,760	641,057
Globalstar, Inc. (x)*	109,177	126,645
IDT Corp., Class B*	3,128	138,133
Iridium Communications, Inc.*	18,315	756,226
Ooma, Inc.*	2,601	53,164
Telesat Corp. (x)*	2,637	75,603

		11,577,385

Entertainment (0.3%)
Chicken Soup For The Soul Entertainment, Inc. (x)*	467	6,463
Cinemark Holdings, Inc.*	18,433	297,140
CuriosityStream, Inc. (x)*	1,018	6,037
IMAX Corp.*	1,113	19,856
Liberty Media Corp.-Liberty Braves, Class A*	2,070	59,513
Liberty Media Corp.-Liberty Braves, Class C*	7,562	212,492
LiveOne, Inc. (x)*	13,364	17,106
Skillz, Inc. (x)*	165,534	1,231,573

		1,850,180

Interactive Media & Services (1.7%)
Cargurus, Inc.*	19,606	659,546
Cars.com, Inc.*	1,856	29,863
Eventbrite, Inc., Class A (x)*	15,772	275,064
EverQuote, Inc., Class A*	4,180	65,459
fuboTV, Inc. (x)*	27,845	432,154
Liberty TripAdvisor Holdings, Inc., Class A*	12,512	27,151
MediaAlpha, Inc., Class A*	3,874	59,814
Outbrain, Inc.*	535	7,490
QuinStreet, Inc.*	10,403	189,231
Society Pass, Inc.*	669	6,964
Vimeo, Inc.*	361,571	6,493,815
Yelp, Inc.*	13,637	494,205
Ziff Davis, Inc.*	8,945	991,643

		9,732,399

Media (0.9%)
AMC Networks, Inc., Class A*	3,070	105,731
Cardlytics, Inc.*	48,318	3,193,337
Clear Channel Outdoor Holdings, Inc. (x)*	7,424	24,573
iHeartMedia, Inc., Class A*	10,597	222,961
Integral Ad Science Holding Corp. (x)*	1,584	35,181
Magnite, Inc.*	26,683	466,952
Sinclair Broadcast Group, Inc., Class A	1,595	42,156
Stagwell, Inc.*	871	7,552
TechTarget, Inc.*	5,375	514,172
Thryv Holdings, Inc.*	1,335	54,908
WideOpenWest, Inc.*	6,757	145,411

		4,812,934

Wireless Telecommunication Services (0.0%)
Gogo, Inc. (x)*	664	8,984
Shenandoah Telecommunications Co.	3,458	88,179

		97,163

Total Communication Services		28,070,061

Consumer Discretionary (20.1%)
Auto Components (1.0%)
Adient plc*	2,503	119,844
American Axle & Manufacturing Holdings, Inc.*	11,623	108,442
Dana, Inc.	16,085	367,060
Dorman Products, Inc.*	5,420	612,514
Fox Factory Holding Corp.*	8,680	1,476,468
Gentherm, Inc.*	6,830	593,527
LCI Industries	5,102	795,249
Modine Manufacturing Co.*	1,440	14,530
Patrick Industries, Inc.	4,682	377,790
Stoneridge, Inc.*	850	16,779
Tenneco, Inc., Class A*	12,754	144,120
Visteon Corp.*	5,710	634,609
XL Fleet Corp. (x)*	1,696	5,614
XPEL, Inc. (m)*	3,686	251,680

		5,518,226

Automobiles (0.2%)
Arcimoto, Inc. (x)*	5,673	44,136
Canoo, Inc. (x)*	9,893	76,374
Fisker, Inc. (x)*	30,781	484,185
Lordstown Motors Corp. (x)*	2,367	8,166
Winnebago Industries, Inc.	6,650	498,218
Workhorse Group, Inc.*	2,505	10,922

		1,122,001

Distributors (0.0%)
Funko, Inc., Class A (x)*	5,373	101,012
Greenlane Holdings, Inc., Class A*	2,186	2,108

		103,120

Diversified Consumer Services (1.1%)
2U, Inc.*	12,653	253,946
Carriage Services, Inc.	589	37,955
Duolingo, Inc.*	36,744	3,898,906
European Wax Center, Inc., Class A (x)*	1,176	35,692
Houghton Mifflin Harcourt Co.*	24,552	395,287
Nerdy, Inc. (x)*	336,658	1,514,961
OneSpaWorld Holdings Ltd.*	5,845	58,567
PowerSchool Holdings, Inc., Class A*	2,058	33,895
Regis Corp. (x)*	7,654	13,318
Stride, Inc.*	344	11,466
Udemy, Inc.*	375	7,327
Vivint Smart Home, Inc.*	5,424	53,047
WW International, Inc.*	3,565	57,503

		6,371,870

Hotels, Restaurants & Leisure (3.3%)
Accel Entertainment, Inc.*	11,612	151,188
Bally’s Corp.*	6,725	255,953

See Notes to Financial Statements.

1273

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
BJ’s Restaurants, Inc.*	4,291	$148,254
Bloomin’ Brands, Inc.*	18,287	383,661
Brinker International, Inc.*	9,371	342,885
Century Casinos, Inc.*	5,719	69,657
Cheesecake Factory, Inc. (The)*	9,486	371,377
Chuy’s Holdings, Inc.*	1,935	58,282
Cracker Barrel Old Country Store, Inc.	4,879	627,635
Dave & Buster’s Entertainment, Inc.*	4,106	157,670
Denny’s Corp.*	9,720	155,520
Dine Brands Global, Inc.	3,370	255,480
Drive Shack, Inc. (x)*	9,014	12,890
Esports Technologies, Inc. (x)*	2,367	48,666
Everi Holdings, Inc.*	17,586	375,461
F45 Training Holdings, Inc. (x)*	2,246	24,459
First Watch Restaurant Group, Inc. (x)*	1,478	24,771
Full House Resorts, Inc.*	6,751	81,755
GAN Ltd. (x)*	994	9,135
Golden Entertainment, Inc.*	3,546	179,179
Golden Nugget Online Gaming, Inc.*	8,205	81,640
Hilton Grand Vacations, Inc.*	17,520	912,967
International Game Technology plc	20,584	595,083
Jack in the Box, Inc.	655	57,299
Krispy Kreme, Inc. (x)	3,079	58,255
Kura Sushi USA, Inc., Class A*	768	62,085
Life Time Group Holdings, Inc. (x)*	4,493	77,325
Lindblad Expeditions Holdings, Inc.*	6,308	98,405
Membership Collective Group, Inc., Class A (x)*	277,172	3,542,258
Monarch Casino & Resort, Inc.*	2,192	162,098
Nathan’s Famous, Inc.	381	22,247
NEOGAMES SA*	2,007	55,754
Noodles & Co.*	8,260	74,918
ONE Group Hospitality, Inc. (The)*	4,401	55,497
Papa John’s International, Inc.	6,865	916,272
PlayAGS, Inc.*	5,589	37,949
Portillo’s, Inc., Class A*	3,313	124,370
RCI Hospitality Holdings, Inc.	1,658	129,125
Red Robin Gourmet Burgers, Inc.*	2,768	45,755
Red Rock Resorts, Inc., Class A	12,309	677,118
Rush Street Interactive, Inc.*	10,805	178,283
Ruth’s Hospitality Group, Inc.*	6,794	135,201
Scientific Games Corp.*	19,772	1,321,363
SeaWorld Entertainment, Inc.*	5,841	378,847
Shake Shack, Inc., Class A*	7,682	554,333
Sweetgreen, Inc., Class A (x)*	78,223	2,503,136
Target Hospitality Corp.*	2,714	9,662
Texas Roadhouse, Inc.	14,240	1,271,347
Wingstop, Inc.	6,186	1,068,941
Xponential Fitness, Inc., Class A*	1,184	24,201

		18,965,612

Household Durables (4.5%)
Aterian, Inc. (x)*	5,605	23,036
Casper Sleep, Inc.*	5,377	35,918
Cavco Industries, Inc.*	1,338	425,016
Century Communities, Inc.	3,986	326,015
Cricut, Inc., Class A (x)*	315,984	6,980,086
GoPro, Inc., Class A*	26,928	277,628
Green Brick Partners, Inc.*	1,657	50,257
Hamilton Beach Brands Holding Co., Class A	517	7,424
Helen of Troy Ltd.*	4,951	1,210,371
Hooker Furnishings Corp.	206	4,796
Installed Building Products, Inc.	4,872	680,716
iRobot Corp. (x)*	5,010	330,059
KB Home	2,981	133,340
LGI Homes, Inc.*	4,435	685,119
Lovesac Co. (The)*	2,658	176,119
M.D.C. Holdings, Inc.	3,263	182,173
Meritage Homes Corp.*	452	55,171
Purple Innovation, Inc.*	11,855	157,316
Skyline Champion Corp.*	10,800	852,984
Snap One Holdings Corp.*	1,235	26,034
Sonos, Inc.*	24,716	736,537
Taylor Morrison Home Corp.*	2,967	103,726
Traeger, Inc. (x)*	1,467	17,839
Tri Pointe Homes, Inc.*	1,786	49,811
Victoria plc*	764,480	12,417,143
Vuzix Corp. (x)*	12,077	104,708
Weber, Inc., Class A (x)	1,428	18,464

		26,067,806

Internet & Direct Marketing Retail (4.6%)
1-800-Flowers.com, Inc., Class A*	5,524	129,096
1stdibs.com, Inc. (x)*	762	9,533
aka Brands Holding Corp.*	774	7,159
BARK, Inc. (x)*	633,585	2,673,729
CarParts.com, Inc.*	10,040	112,448
Duluth Holdings, Inc., Class B*	2,259	34,292
Global-e Online Ltd. (x)*	120,943	7,666,577
Groupon, Inc. (x)*	4,178	96,762
Liquidity Services, Inc.*	5,487	121,153
Lulu’s Fashion Lounge Holdings, Inc.*	632	6,465
Overstock.com, Inc.*	181,493	10,709,902
PetMed Express, Inc. (x)	3,424	86,490
Porch Group, Inc.*	15,855	247,179
Quotient Technology, Inc.*	18,928	140,446
RealReal, Inc. (The)*	16,498	191,542
Rent the Runway, Inc., Class A (x)*	1,635	13,325
Revolve Group, Inc.*	4,642	260,138
Shutterstock, Inc.	4,805	532,778
Stitch Fix, Inc., Class A*	172,555	3,264,741
Xometry, Inc., Class A (x)*	1,345	68,931

		26,372,686

Leisure Products (0.3%)
Acushnet Holdings Corp.	2,091	110,990
AMMO, Inc. (x)*	17,331	94,454
Clarus Corp.	5,179	143,562
Escalade, Inc.	713	11,258
Johnson Outdoors, Inc., Class A	685	64,178
Latham Group, Inc.*	6,426	160,843
Malibu Boats, Inc., Class A*	4,252	292,240
Marine Products Corp.	1,664	20,800
MasterCraft Boat Holdings, Inc.*	3,889	110,175
Nautilus, Inc.*	1,793	10,991
Smith & Wesson Brands, Inc.	9,999	177,982
Solo Brands, Inc., Class A*	966	15,099
Sturm Ruger & Co., Inc.	3,280	223,106

		1,435,678

See Notes to Financial Statements.

1274

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Multiline Retail (0.0%)
Franchise Group, Inc.	804	$41,937

Specialty Retail (4.0%)
Abercrombie & Fitch Co., Class A*	1,026	35,736
American Eagle Outfitters, Inc. (x)	31,291	792,288
America’s Car-Mart, Inc.*	1,051	107,622
Arko Corp.*	24,939	218,715
Asbury Automotive Group, Inc.*	4,770	823,922
Bed Bath & Beyond, Inc. (x)*	2,588	37,733
Boot Barn Holdings, Inc.*	6,074	747,406
Buckle, Inc. (The)	5,778	244,467
Caleres, Inc.	7,619	172,799
Camping World Holdings, Inc., Class A (x)	8,596	347,278
Chico’s FAS, Inc.*	5,323	28,638
Children’s Place, Inc. (The)*	2,894	229,465
Citi Trends, Inc.*	1,767	167,423
Designer Brands, Inc., Class A*	12,387	176,019
GrowGeneration Corp. (x)*	11,263	146,982
Guess?, Inc. (x)	1,077	25,503
Haverty Furniture Cos., Inc.	1,497	45,763
Hibbett, Inc.	2,531	182,055
JOANN, Inc. (x)	2,667	27,683
Kirkland’s, Inc.*	2,752	41,087
MarineMax, Inc.*	2,244	132,486
Monro, Inc.	4,219	245,841
Murphy USA, Inc.	4,977	991,617
National Vision Holdings, Inc.*	16,797	806,088
OneWater Marine, Inc., Class A	2,111	128,708
Party City Holdco, Inc.*	948,050	5,280,639
Rent-A-Center, Inc.	12,658	608,090
Sally Beauty Holdings, Inc.*	23,184	427,977
Shift Technologies, Inc. (x)*	2,644	9,016
Shoe Carnival, Inc.	3,320	129,746
Signet Jewelers Ltd.	8,462	736,448
Sleep Number Corp.*	2,213	169,516
Sportsman’s Warehouse Holdings, Inc.*	8,975	105,905
Torrid Holdings, Inc.*	663	6,550
Urban Outfitters, Inc.*	9,942	291,897
Victoria’s Secret & Co.*	28,344	1,574,226
Vroom, Inc. (x)*	223,597	2,412,612
Warby Parker, Inc., Class A (x)*	93,451	4,351,079
Winmark Corp.	258	64,059

		23,071,084

Textiles, Apparel & Luxury Goods (1.1%)
Crocs, Inc.*	11,982	1,536,332
Kontoor Brands, Inc.	10,677	547,196
On Holding AG, Class A (x)*	76,242	2,882,710
Oxford Industries, Inc.	285	28,933
PLBY Group, Inc. (x)*	5,813	154,858
Rocky Brands, Inc.	105	4,179
Steven Madden Ltd.	16,523	767,824
Superior Group of Cos., Inc.	456	10,005
Wolverine World Wide, Inc.	16,756	482,741

		6,414,778

Total Consumer Discretionary		115,484,798

Consumer Staples (2.6%)
Beverages (0.9%)
Celsius Holdings, Inc.*	53,271	3,972,418
Coca-Cola Consolidated, Inc.	967	598,757
Duckhorn Portfolio, Inc. (The)*	5,078	118,520
MGP Ingredients, Inc.	2,492	211,795
National Beverage Corp.	4,829	218,899
NewAge, Inc. (x)*	17,069	17,581
Zevia PBC, Class A (x)*	1,357	9,567

		5,147,537

Food & Staples Retailing (0.6%)
Andersons, Inc. (The)	2,653	102,698
BJ’s Wholesale Club Holdings, Inc.*	21,055	1,410,053
Chefs’ Warehouse, Inc. (The)*	498	16,584
MedAvail Holdings, Inc. (x)*	2,507	3,510
Performance Food Group Co.*	28,251	1,296,438
PriceSmart, Inc.	334	24,439
Sprouts Farmers Market, Inc.*	10,275	304,962
United Natural Foods, Inc.*	852	41,816

		3,200,500

Food Products (0.5%)
AppHarvest, Inc. (x)*	13,469	52,394
Calavo Growers, Inc.	3,538	150,011
J & J Snack Foods Corp.	2,973	469,615
John B Sanfilippo & Son, Inc.	1,284	115,765
Laird Superfood, Inc. (x)*	941	12,271
Lancaster Colony Corp.	3,422	566,683
Limoneira Co.	1,405	21,075
Mission Produce, Inc.*	861	13,518
Sanderson Farms, Inc.	3,623	692,283
Simply Good Foods Co. (The)*	1,149	47,764
Sovos Brands, Inc.*	1,992	29,980
Tattooed Chef, Inc. (x)*	9,726	151,142
Utz Brands, Inc.	11,907	189,917
Vita Coco Co., Inc. (The)*	1,547	17,280
Vital Farms, Inc. (x)*	5,035	90,932

		2,620,630

Household Products (0.2%)
Central Garden & Pet Co.*	877	46,156
Central Garden & Pet Co., Class A*	3,192	152,737
Energizer Holdings, Inc.	14,078	564,528
WD-40 Co.	2,806	686,460

		1,449,881

Personal Products (0.4%)
Beauty Health Co. (The)*	16,177	390,836
BellRing Brands, Inc., Class A*	5,414	154,461
elf Beauty, Inc.*	9,873	327,882
Honest Co., Inc. (The) (x)*	12,805	103,592
Inter Parfums, Inc.	3,672	392,537
Medifast, Inc.	2,364	495,093
Nu Skin Enterprises, Inc., Class A	4,566	231,725
Revlon, Inc., Class A*	47	533
Thorne HealthTech, Inc.*	1,674	10,396
USANA Health Sciences, Inc.*	2,460	248,952
Veru, Inc.*	9,576	56,403

		2,412,410

See Notes to Financial Statements.

1275

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Tobacco (0.0%)
22nd Century Group, Inc. (x)*	33,229	$102,678
Turning Point Brands, Inc.	3,012	113,793
Vector Group Ltd.	4,255	48,847

		265,318

Total Consumer Staples		15,096,276

Energy (1.2%)
Energy Equipment & Services (0.2%)
Aspen Aerogels, Inc.*	4,526	225,349
Cactus, Inc., Class A	11,370	433,538
ChampionX Corp.*	7,589	153,374
DMC Global, Inc.*	3,821	151,350
Expro Group Holdings NV*	1,390	19,946
Liberty Oilfield Services, Inc., Class A*	6,738	65,359
NexTier Oilfield Solutions, Inc.*	3,205	11,378
Solaris Oilfield Infrastructure, Inc., Class A	2,080	13,624
TETRA Technologies, Inc. (x)*	19,711	55,979

		1,129,897

Oil, Gas & Consumable Fuels (1.0%)
Antero Resources Corp.*	7,145	125,038
Arch Resources, Inc.	570	52,052
Callon Petroleum Co. (x)*	8,580	405,405
Centennial Resource Development, Inc., Class A*	5,433	32,489
Chesapeake Energy Corp.	1,278	82,457
Civitas Resources, Inc.	1,326	64,934
Crescent Energy, Inc., Class A (x)	5,973	75,738
Denbury, Inc.*	10,385	795,387
Dorian LPG Ltd.	954	12,106
Earthstone Energy, Inc., Class A*	621	6,794
Energy Fuels, Inc. (x)*	27,818	212,251
Falcon Minerals Corp.	6,985	34,017
Kosmos Energy Ltd.*	90,781	314,102
Laredo Petroleum, Inc.*	706	42,452
Magnolia Oil & Gas Corp., Class A	29,676	559,986
Matador Resources Co.	22,809	842,108
Oasis Petroleum, Inc.	3,473	437,563
Ovintiv, Inc.	3,063	103,223
Par Pacific Holdings, Inc.*	7,895	130,189
Riley Exploration Permian, Inc.	33	638
Southwestern Energy Co.*	209,659	977,011
Talos Energy, Inc.*	970	9,506
Tellurian, Inc.*	75,683	233,104
Uranium Energy Corp. (x)*	51,843	173,674
Ur-Energy, Inc. (x)*	36,732	44,813

		5,767,037

Total Energy		6,896,934

Financials (4.9%)
Banks (1.0%)
Cadence Bank	5,107	152,138
Coastal Financial Corp.*	1,352	68,438
CrossFirst Bankshares, Inc.*	4,837	75,506
Customers Bancorp, Inc.*	400	26,148
Eastern Bankshares, Inc.	7,600	153,292
FB Financial Corp.	675	29,578
First Financial Bankshares, Inc.	24,844	1,263,069
Five Star Bancorp (x)	1,006	30,180
Glacier Bancorp, Inc.	2,699	153,033
Great Western Bancorp, Inc.	260	8,830
Investors Bancorp, Inc.	17,258	261,459
Lakeland Financial Corp.	353	28,289
Live Oak Bancshares, Inc.	6,557	572,361
Meta Financial Group, Inc.	1,835	109,476
Metrocity Bankshares, Inc.	1,133	31,191
Metropolitan Bank Holding Corp.*	128	13,636
Origin Bancorp, Inc.	999	42,877
Pacific Premier Bancorp, Inc.	2,392	95,752
RBB Bancorp	430	11,266
ServisFirst Bancshares, Inc.	8,555	726,662
Silvergate Capital Corp., Class A*	5,604	830,513
Southern First Bancshares, Inc.*	560	34,994
Stock Yards Bancorp, Inc.	934	59,664
Texas Capital Bancshares, Inc.*	3,946	237,746
Triumph Bancorp, Inc.*	4,515	537,646
Veritex Holdings, Inc.	1,497	59,551
West BanCorp, Inc.	755	23,458

		5,636,753

Capital Markets (2.5%)
Artisan Partners Asset Management, Inc., Class A	12,072	575,110
Big Sky Growth Partners, Inc. (x)*	201,716	1,974,800
Blucora, Inc.*	3,811	66,007
Brightsphere Investment Group, Inc.	11,908	304,845
Cohen & Steers, Inc.	5,100	471,801
Donnelley Financial Solutions, Inc.*	392	18,479
Dynamics Special Purpose Corp. (r)*	321,503	2,694,517
Focus Financial Partners, Inc., Class A*	12,278	733,242
GAMCO Investors, Inc., Class A	1,016	25,380
GCM Grosvenor, Inc., Class A (x)	8,117	85,228
Greenhill & Co., Inc.	2,924	52,427
Hamilton Lane, Inc., Class A	7,159	741,816
Houlihan Lokey, Inc.	9,173	949,589
MELI Kaszek Pioneer Corp., Class A*	141,118	1,631,324
Moelis & Co., Class A	6,902	431,444
Open Lending Corp., Class A*	21,457	482,353
PJT Partners, Inc., Class A	4,100	303,769
Pzena Investment Management, Inc., Class A	3,869	36,639
Ribbit LEAP Ltd.*	108,502	1,078,510
StepStone Group, Inc., Class A	8,305	345,239
StoneX Group, Inc.*	303	18,559
TCV Acquisition Corp., Class A*	114,604	1,129,995
Value Line, Inc. (x)	160	7,491
Virtus Investment Partners, Inc.	1,511	448,918
WisdomTree Investments, Inc.	21,029	128,697

		14,736,179

Consumer Finance (0.2%)
Atlanticus Holdings Corp.*	1,020	72,746
Curo Group Holdings Corp.	4,248	68,010
Dynamics, Inc. (r)*	35,722	299,385
FirstCash Holdings, Inc.	554	41,445

See Notes to Financial Statements.

1276

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Green Dot Corp., Class A*	872	$31,601
LendingTree, Inc.*	2,391	293,137
PROG Holdings, Inc.*	2,123	95,769
Regional Management Corp.	643	36,947

		939,040

Insurance (1.1%)
Bright Health Group, Inc.*	7,215	24,820
BRP Group, Inc., Class A*	9,740	351,711
eHealth, Inc.*	1,497	38,173
Goosehead Insurance, Inc., Class A	631	82,080
Heritage Insurance Holdings, Inc.	411	2,417
Investors Title Co.	32	6,309
James River Group Holdings Ltd.	1,113	32,066
Kinsale Capital Group, Inc.	4,421	1,051,712
Oscar Health, Inc., Class A (x)*	106,951	839,565
Palomar Holdings, Inc.*	5,055	327,412
RLI Corp.	7,528	843,889
Selectquote, Inc.*	27,578	249,857
Trupanion, Inc.*	18,705	2,469,621

		6,319,632

Mortgage Real Estate Investment Trusts (REITs) (0.0%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT) (x)	988	52,482
PennyMac Mortgage Investment Trust (REIT)	4,288	74,311

		126,793

Thrifts & Mortgage Finance (0.1%)
Axos Financial, Inc.*	1,056	59,041
Bridgewater Bancshares, Inc.*	1,145	20,255
Columbia Financial, Inc.*	3,112	64,916
Hingham Institution For Savings (The)	30	12,596
Kearny Financial Corp.	4,590	60,818
Luther Burbank Corp.	436	6,121
NMI Holdings, Inc., Class A*	1,161	25,368
Walker & Dunlop, Inc.	629	94,904
Waterstone Financial, Inc.	393	8,591

		352,610

Total Financials		28,111,007

Health Care (28.2%)
Biotechnology (9.3%)
4D Molecular Therapeutics, Inc. (x)*	44,594	978,392
Abcam plc (ADR)*	119,745	2,819,995
ACADIA Pharmaceuticals, Inc.*	24,569	573,440
Acumen Pharmaceuticals, Inc. (x)*	1,132	7,652
Adagio Therapeutics, Inc. (x)*	2,639	19,159
Aerovate Therapeutics, Inc. (x)*	1,196	14,101
Affimed NV*	23,958	132,248
Agenus, Inc.*	44,866	144,469
Akebia Therapeutics, Inc.*	15,488	35,003
Akero Therapeutics, Inc.*	4,003	84,663
Albireo Pharma, Inc.*	2,868	66,796
Aldeyra Therapeutics, Inc.*	10,017	40,068
Alector, Inc.*	11,998	247,759
Aligos Therapeutics, Inc.*	4,542	53,914
Alkermes plc*	32,906	765,394
Allakos, Inc.*	7,282	71,291
Allogene Therapeutics, Inc.*	5,218	77,853
Allovir, Inc.*	6,086	78,753
Alpine Immune Sciences, Inc. (x)*	2,473	34,251
ALX Oncology Holdings, Inc.*	3,650	78,438
Amicus Therapeutics, Inc.*	54,056	624,347
Anavex Life Sciences Corp.*	13,578	235,443
Apellis Pharmaceuticals, Inc.*	14,682	694,165
Applied Molecular Transport, Inc. (x)*	5,162	72,165
Applied Therapeutics, Inc.*	3,020	27,029
AquaBounty Technologies, Inc. (x)*	3,965	8,326
Arcutis Biotherapeutics, Inc.*	654	13,564
Ardelyx, Inc.*	14,443	15,887
Arena Pharmaceuticals, Inc.*	1,214	112,829
Arrowhead Pharmaceuticals, Inc.*	20,810	1,379,703
Atara Biotherapeutics, Inc.*	1,610	25,374
Athenex, Inc.*	11,420	15,531
Athersys, Inc. (x)*	38,407	34,666
Atossa Therapeutics, Inc.*	1,931	3,090
Aura Biosciences, Inc.*	336	5,705
Avalo Therapeutics, Inc.*	10,921	18,566
Avid Bioservices, Inc.*	11,702	341,464
Avidity Biosciences, Inc.*	1,431	34,015
Avita Medical, Inc. (x)*	5,248	62,871
Beam Therapeutics, Inc.*	44,950	3,582,065
Beyondspring, Inc. (x)*	4,853	21,984
BioAtla, Inc.*	3,359	65,937
BioCryst Pharmaceuticals, Inc.*	3,828	53,018
Biohaven Pharmaceutical Holding Co. Ltd.*	7,677	1,057,967
Biomea Fusion, Inc. (x)*	4,993	37,198
Bioxcel Therapeutics, Inc. (x)*	3,242	65,910
Blueprint Medicines Corp.*	11,217	1,201,453
Bridgebio Pharma, Inc. (x)*	14,637	244,145
Brooklyn ImmunoTherapeutics, Inc. (x)*	5,576	23,252
C4 Therapeutics, Inc.*	60,633	1,952,383
CareDx, Inc.*	10,391	472,583
Caribou Biosciences, Inc.*	2,394	36,125
Celcuity, Inc. (x)*	2,050	27,039
Celldex Therapeutics, Inc.*	7,426	286,941
CEL-SCI Corp. (x)*	6,773	48,088
Century Therapeutics, Inc. (x)*	51,452	816,029
Cerevel Therapeutics Holdings, Inc.*	8,445	273,787
ChemoCentryx, Inc.*	832	30,293
Chimerix, Inc.*	10,846	69,740
Clene, Inc. (x)*	2,570	10,537
Clovis Oncology, Inc. (x)*	24,434	66,216
Codiak Biosciences, Inc.*	3,439	38,310
Cogent Biosciences, Inc. (x)*	2,429	20,841
Coherus Biosciences, Inc.*	13,328	212,715
Cortexyme, Inc. (x)*	4,356	54,973
Crinetics Pharmaceuticals, Inc.*	8,164	231,939
Cue Biopharma, Inc.*	6,616	74,827
Cullinan Oncology, Inc. (x)*	379	5,848
Curis, Inc.*	16,079	76,536
Cyteir Therapeutics, Inc. (x)*	983	11,177
Cytokinetics, Inc.*	15,114	688,896
CytomX Therapeutics, Inc.*	11,376	49,258

See Notes to Financial Statements.

1277

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Day One Biopharmaceuticals, Inc. (x)*	1,341	$22,596
Deciphera Pharmaceuticals, Inc.*	6,976	68,156
Denali Therapeutics, Inc.*	18,735	835,581
DermTech, Inc. (x)*	4,993	78,889
Design Therapeutics, Inc. (x)*	2,932	62,774
Dynavax Technologies Corp. (x)*	22,173	311,974
Eagle Pharmaceuticals, Inc.*	1,106	56,318
Editas Medicine, Inc.*	33,662	893,726
Eliem Therapeutics, Inc. (x)*	836	8,745
Enanta Pharmaceuticals, Inc.*	442	33,053
Entrada Therapeutics, Inc. (x)*	830	14,210
Epizyme, Inc.*	19,964	49,910
Erasca, Inc. (x)*	2,556	39,822
Evelo Biosciences, Inc. (x)*	5,767	35,006
Exagen, Inc.*	742	8,629
Fate Therapeutics, Inc.*	59,918	3,505,802
FibroGen, Inc.*	16,164	227,912
Foghorn Therapeutics, Inc.*	763	17,450
Forte Biosciences, Inc. (x)*	2,496	5,341
Fortress Biotech, Inc.*	15,681	39,202
G1 Therapeutics, Inc. (x)*	5,107	52,142
Gemini Therapeutics, Inc. (x)*	1,387	4,036
Generation Bio Co.*	8,896	62,984
Global Blood Therapeutics, Inc.*	12,702	371,788
Graphite Bio, Inc.*	80,247	997,470
Greenwich Lifesciences, Inc. (x)*	896	21,800
GT Biopharma, Inc. (x)*	4,060	12,383
Halozyme Therapeutics, Inc.*	28,405	1,142,165
Harpoon Therapeutics, Inc.*	4,201	31,718
Heron Therapeutics, Inc. (x)*	19,034	173,780
Hookipa Pharma, Inc.*	2,801	6,526
Humanigen, Inc. (x)*	9,899	36,824
Icosavax, Inc. (x)*	1,661	38,004
Ideaya Biosciences, Inc.*	1,660	39,242
IGM Biosciences, Inc. (x)*	1,751	51,357
Imago Biosciences, Inc. (x)*	1,179	27,954
Immuneering Corp., Class A (x)*	996	16,105
ImmunityBio, Inc. (x)*	1,696	10,312
ImmunoGen, Inc.*	22,000	163,240
Immunovant, Inc. (x)*	5,348	45,565
Impel Neuropharma, Inc.*	1,077	9,294
Infinity Pharmaceuticals, Inc.*	17,667	39,751
Inhibrx, Inc.*	5,738	250,578
Insmed, Inc.*	24,265	660,979
Instil Bio, Inc. (x)*	5,465	93,506
Intellia Therapeutics, Inc.*	52,265	6,179,814
Intercept Pharmaceuticals, Inc. (x)*	5,159	84,040
Invitae Corp. (x)*	10,710	163,542
Ironwood Pharmaceuticals, Inc.*	30,291	353,193
IVERIC bio, Inc.*	4,526	75,675
Janux Therapeutics, Inc.*	1,631	32,180
KalVista Pharmaceuticals, Inc.*	4,400	58,212
Karuna Therapeutics, Inc.*	4,561	597,491
Karyopharm Therapeutics, Inc. (x)*	14,880	95,678
Keros Therapeutics, Inc.*	3,208	187,700
Kiniksa Pharmaceuticals Ltd., Class A*	2,980	35,075
Kinnate Biopharma, Inc. (x)*	191	3,384
Kodiak Sciences, Inc.*	6,881	583,371
Kronos Bio, Inc. (x)*	1,040	14,134
Krystal Biotech, Inc.*	1,314	91,914
Kymera Therapeutics, Inc.*	7,060	448,239
Lexicon Pharmaceuticals, Inc.*	5,197	20,476
Ligand Pharmaceuticals, Inc.*	370	57,150
Lyell Immunopharma, Inc. (x)*	47,912	370,839
MacroGenics, Inc.*	11,454	183,837
Madrigal Pharmaceuticals, Inc.*	2,384	202,020
Magenta Therapeutics, Inc.*	5,903	26,150
MannKind Corp. (x)*	5,059	22,108
MEI Pharma, Inc.*	23,717	63,324
MeiraGTx Holdings plc*	215	5,104
Mersana Therapeutics, Inc.*	10,230	63,631
MiMedx Group, Inc.*	15,639	94,460
Mirum Pharmaceuticals, Inc.*	298	4,753
Molecular Templates, Inc. (x)*	8,117	31,819
Monte Rosa Therapeutics, Inc. (x)*	1,426	29,119
Morphic Holding, Inc.*	4,369	207,003
Neoleukin Therapeutics, Inc.*	1,934	9,322
NexImmune, Inc. (x)*	2,479	11,428
Nurix Therapeutics, Inc.*	5,685	164,581
Nuvalent, Inc., Class A (x)*	1,319	25,114
Ocugen, Inc. (x)*	37,932	172,591
Olema Pharmaceuticals, Inc. (x)*	2,510	23,494
Omega Therapeutics, Inc. (x)*	865	9,800
Oncocyte Corp.*	10,146	22,017
Organogenesis Holdings, Inc.*	8,127	75,093
ORIC Pharmaceuticals, Inc.*	915	13,450
Outlook Therapeutics, Inc. (x)*	19,319	26,274
Oyster Point Pharma, Inc. (x)*	199	3,634
PMV Pharmaceuticals, Inc.*	5,388	124,463
Praxis Precision Medicines, Inc.*	470	9,259
Precigen, Inc. (x)*	17,148	63,619
Precision BioSciences, Inc.*	10,056	74,414
Prelude Therapeutics, Inc. (x)*	2,373	29,544
Prometheus Biosciences, Inc. (x)*	676	26,729
Protagonist Therapeutics, Inc.*	9,191	314,332
Prothena Corp. plc*	5,664	279,802
PTC Therapeutics, Inc.*	14,283	568,892
Puma Biotechnology, Inc.*	7,419	22,554
Pyxis Oncology, Inc.*	858	9,412
Radius Health, Inc.*	9,824	67,982
Rallybio Corp.*	919	8,767
RAPT Therapeutics, Inc.*	4,382	160,951
Recursion Pharmaceuticals, Inc., Class A (x)*	16,154	276,718
REGENXBIO, Inc.*	4,260	139,302
Relay Therapeutics, Inc.*	40,490	1,243,448
Reneo Pharmaceuticals, Inc. (x)*	894	7,644
Replimune Group, Inc.*	4,276	115,880
REVOLUTION Medicines, Inc.*	1,396	35,137
Rigel Pharmaceuticals, Inc.*	35,336	93,640
Rocket Pharmaceuticals, Inc.*	8,552	186,690
Rubius Therapeutics, Inc.*	9,448	91,457
Sana Biotechnology, Inc. (x)*	40,809	631,723
Sangamo Therapeutics, Inc.*	21,895	164,212
Scholar Rock Holding Corp.*	4,812	119,530
Selecta Biosciences, Inc.*	2,286	7,452
Seres Therapeutics, Inc.*	14,530	121,035
Sesen Bio, Inc. (x)*	37,966	30,942
Shattuck Labs, Inc.*	4,805	40,891
Sigilon Therapeutics, Inc.*	17	47

See Notes to Financial Statements.

1278

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Sorrento Therapeutics, Inc. (x)*	54,387	$252,900
Spectrum Pharmaceuticals, Inc.*	34,334	43,604
Spero Therapeutics, Inc. (x)*	4,715	75,487
SpringWorks Therapeutics, Inc.*	5,993	371,446
Stoke Therapeutics, Inc.*	3,940	94,521
Summit Therapeutics, Inc.*	4,865	13,087
Sutro Biopharma, Inc.*	756	11,249
Syndax Pharmaceuticals, Inc.*	2,226	48,727
Syros Pharmaceuticals, Inc. (x)*	6,303	20,548
Talaris Therapeutics, Inc.*	2,598	39,723
Taysha Gene Therapies, Inc. (x)*	4,046	47,136
Tenaya Therapeutics, Inc. (x)*	1,697	32,158
TG Therapeutics, Inc.*	26,615	505,685
Travere Therapeutics, Inc.*	878	27,253
Trevena, Inc.*	12,200	7,106
Turning Point Therapeutics, Inc.*	1,089	51,945
Twist Bioscience Corp.*	9,723	752,463
Tyra Biosciences, Inc.*	1,796	25,270
UroGen Pharma Ltd. (x)*	3,010	28,625
Vaxart, Inc. (x)*	22,835	143,175
Vaxcyte, Inc.*	2,395	56,977
VBI Vaccines, Inc.*	34,461	80,639
Vera Therapeutics, Inc. (x)*	1,191	31,824
Verastem, Inc.*	35,333	72,433
Vericel Corp.*	9,556	375,551
Verve Therapeutics, Inc. (x)*	1,980	73,003
Vincerx Pharma, Inc. (x)*	3,659	37,285
Vir Biotechnology, Inc.*	12,339	516,634
Viracta Therapeutics, Inc.*	1,727	6,304
VistaGen Therapeutics, Inc. (x)*	31,536	61,495
Vor BioPharma, Inc. (x)*	287	3,335
Werewolf Therapeutics, Inc.*	4,072	48,498
Xencor, Inc.*	11,620	466,194
Xilio Therapeutics, Inc.*	643	10,288
XOMA Corp. (x)*	179	3,732
Y-mAbs Therapeutics, Inc.*	7,209	116,858
Zentalis Pharmaceuticals, Inc.*	7,489	629,525
ZIOPHARM Oncology, Inc. (x)*	46,198	50,356

		53,872,728

Health Care Equipment & Supplies (4.9%)
Accelerate Diagnostics, Inc. (x)*	6,948	36,269
Accuray, Inc.*	18,858	89,953
Acutus Medical, Inc.*	4,112	14,022
Alphatec Holdings, Inc.*	13,363	152,739
Angle plc (x)*	1,763,738	2,840,896
Apyx Medical Corp.*	6,454	82,740
Asensus Surgical, Inc. (x)*	16,339	18,136
Aspira Women’s Health, Inc. (x)*	15,001	26,552
AtriCure, Inc.*	9,202	639,815
Atrion Corp.	290	204,421
Axogen, Inc.*	7,691	72,065
Axonics, Inc.*	9,403	526,568
BioLife Solutions, Inc.*	2,047	76,292
Bioventus, Inc., Class A*	3,946	57,178
Butterfly Network, Inc. (x)*	25,037	167,498
Cardiovascular Systems, Inc.*	8,180	153,620
Cerus Corp.*	34,555	235,320
ClearPoint Neuro, Inc. (x)*	4,204	47,169
CONMED Corp.	5,958	844,606
CryoLife, Inc.*	6,915	140,720
CryoPort, Inc.*	8,331	492,945
Cue Health, Inc. (x)*	1,349	18,090
Cutera, Inc.*	3,626	149,826
CVRx, Inc. (x)*	1,345	16,449
CytoSorbents Corp.*	9,159	38,376
Eargo, Inc.*	5,742	29,284
Figs, Inc., Class A (x)*	166,996	4,602,410
Glaukos Corp.*	9,354	415,692
Haemonetics Corp.*	7,082	375,629
Heska Corp.*	2,010	366,805
Inari Medical, Inc.*	7,065	644,823
Inogen, Inc.*	4,077	138,618
Intersect ENT, Inc.*	6,857	187,265
iRadimed Corp.*	1,311	60,581
iRhythm Technologies, Inc.*	6,060	713,201
Lantheus Holdings, Inc.*	2,008	58,011
LeMaitre Vascular, Inc.	3,889	195,344
LivaNova plc*	8,841	772,969
Meridian Bioscience, Inc.*	1,079	22,012
Merit Medical Systems, Inc.*	9,389	584,935
Neogen Corp.*	20,716	940,714
Neuronetics, Inc.*	5,020	22,389
NeuroPace, Inc. (x)*	1,465	14,767
Nevro Corp.*	7,105	576,002
NuVasive, Inc.*	10,671	560,014
Ortho Clinical Diagnostics Holdings plc*	24,842	531,370
OrthoPediatrics Corp.*	2,843	170,182
Outset Medical, Inc.*	49,085	2,262,328
Paragon 28, Inc. (x)*	1,602	28,339
PAVmed, Inc. (x)*	15,807	38,885
Penumbra, Inc.*	5,000	1,436,600
PROCEPT BioRobotics Corp. (x)*	1,326	33,163
Pulmonx Corp. (x)*	5,357	171,799
Pulse Biosciences, Inc. (x)*	2,813	41,661
Quotient Ltd. (x)*	418,952	1,085,086
Retractable Technologies, Inc. (x)*	3,579	24,802
RxSight, Inc. (x)*	1,293	14,546
SeaSpine Holdings Corp.*	3,563	48,528
Senseonics Holdings, Inc. (x)*	88,894	237,347
Shockwave Medical, Inc.*	6,943	1,238,145
SI-BONE, Inc.*	6,690	148,585
Sientra, Inc.*	10,635	39,030
Sight Sciences, Inc. (x)*	1,883	33,084
Silk Road Medical, Inc.*	7,055	300,614
STAAR Surgical Co.*	9,780	892,914
Stereotaxis, Inc.*	10,578	65,584
Surmodics, Inc.*	2,813	135,446
Tactile Systems Technology, Inc.*	3,958	75,321
TransMedics Group, Inc.*	5,331	102,142
Treace Medical Concepts, Inc.*	6,249	116,481
Utah Medical Products, Inc.	78	7,800
Vapotherm, Inc.*	4,666	96,633
Varex Imaging Corp.*	1,056	33,317
ViewRay, Inc.*	28,773	158,539
Zynex, Inc. (x)*	4,274	42,612

		28,034,613

Health Care Providers & Services (6.7%)
1Life Healthcare, Inc.*	23,969	421,135
Accolade, Inc.*	10,349	272,800
Addus HomeCare Corp.*	1,350	126,239
Agiliti, Inc. (x)*	4,770	110,473

See Notes to Financial Statements.

1279

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
agilon health, Inc.*	378,783	$10,227,141
AirSculpt Technologies, Inc.*	599	10,297
Alignment Healthcare, Inc.*	120,171	1,689,604
AMN Healthcare Services, Inc.*	9,704	1,187,090
Apollo Medical Holdings, Inc. (x)*	7,747	569,250
Apria, Inc.*	1,810	59,006
Aveanna Healthcare Holdings, Inc.*	8,613	63,736
Biodesix, Inc. (x)*	2,615	13,833
Castle Biosciences, Inc.*	4,071	174,524
Community Health Systems, Inc.*	22,236	295,961
CorVel Corp.*	1,810	376,480
Covetrus, Inc.*	384,164	7,671,755
Cross Country Healthcare, Inc.*	904	25,095
Ensign Group, Inc. (The)	10,751	902,654
Fulgent Genetics, Inc. (x)*	548	55,123
Guardant Health, Inc.*	30,716	3,072,214
Hanger, Inc. (x)*	7,858	142,466
HealthEquity, Inc.*	16,819	744,073
InfuSystem Holdings, Inc.*	3,646	62,091
Innovage Holding Corp. (x)*	3,968	19,840
Joint Corp. (The)*	2,846	186,954
LHC Group, Inc.*	6,231	855,080
LifeStance Health Group, Inc. (x)*	6,024	57,349
MEDNAX, Inc.*	8,340	226,931
ModivCare, Inc.*	834	123,674
National Research Corp.	2,887	119,868
Oak Street Health, Inc. (x)*	48,603	1,610,704
Ontrak, Inc.*	1,828	11,498
Owens & Minor, Inc.	12,316	535,746
Patterson Cos., Inc.	4,540	133,249
Pennant Group, Inc. (The)*	5,299	122,301
PetIQ, Inc.*	5,559	126,245
Privia Health Group, Inc.*	67,662	1,750,416
Progyny, Inc. (x)*	13,232	666,231
R1 RCM, Inc.*	24,431	622,746
RadNet, Inc.*	9,374	282,251
Select Medical Holdings Corp.	22,757	669,056
Sharps Compliance Corp. (x)*	4,265	30,410
Signify Health, Inc., Class A (x)*	69,287	985,261
SOC Telemed, Inc. (x)*	10,007	12,809
Surgery Partners, Inc.*	7,062	377,181
Tenet Healthcare Corp.*	2,614	213,538
Tivity Health, Inc.*	5,428	143,516
US Physical Therapy, Inc.	2,623	250,628
Viemed Healthcare, Inc. (x)*	1,286	6,713

		38,413,235

Health Care Technology (2.5%)
Convey Health Solutions Holdings, Inc.*	2,270	18,977
Doximity, Inc., Class A*	80,109	4,015,864
Evolent Health, Inc., Class A*	3,138	86,829
Forian, Inc. (x)	3,703	33,401
Health Catalyst, Inc.*	10,650	421,953
iCAD, Inc.*	4,841	34,855
Inspire Medical Systems, Inc.*	18,503	4,256,800
Multiplan Corp.*	11,642	51,574
NantHealth, Inc.*	2,744	2,895
Omnicell, Inc.*	8,990	1,622,156
OptimizeRx Corp.*	3,530	219,248
Phreesia, Inc.*	10,213	425,474
Schrodinger, Inc.*	20,333	708,198
Sema4 Holdings Corp. (r)(x)*	457,249	1,896,577
Simulations Plus, Inc. (x)	3,039	143,745
Tabula Rasa HealthCare, Inc. (x)*	4,629	69,435
Vocera Communications, Inc.*	7,101	460,429

		14,468,410

Life Sciences Tools & Services (3.3%)
23andMe Holding Co. (r)*	168,386	1,042,949
AbCellera Biologics, Inc. (x)*	29,536	422,365
Absci Corp. (x)*	1,692	13,874
Akoya Biosciences, Inc.*	3,061	46,864
Alpha Teknova, Inc.*	789	16,159
Berkeley Lights, Inc.*	9,974	181,327
Bionano Genomics, Inc. (x)*	59,509	177,932
ChromaDex Corp. (x)*	9,977	37,314
Codex DNA, Inc.*	985	10,638
Codexis, Inc.*	12,368	386,747
Cytek Biosciences, Inc. (x)*	2,741	44,733
Fluidigm Corp. (x)*	1,206	4,728
Harvard Bioscience, Inc.*	7,504	52,903
Inotiv, Inc.*	2,972	125,032
IsoPlexis Corp.*	1,104	10,146
MaxCyte, Inc. (x)*	163,883	1,669,968
Medpace Holdings, Inc.*	5,951	1,295,176
NanoString Technologies, Inc.*	81,567	3,444,574
NeoGenomics, Inc.*	23,281	794,348
Olink Holding AB (ADR) (x)*	63,595	1,157,429
Pacific Biosciences of California, Inc.*	18,255	373,497
Personalis, Inc.*	672	9,589
Quanterix Corp.*	6,342	268,901
Rapid Micro Biosystems, Inc., Class A*	918	9,768
Seer, Inc. (x)*	140,340	3,201,155
Singular Genomics Systems, Inc. (x)*	1,401	16,196
SomaLogic, Inc.*	168,946	1,966,531
Stevanato Group SpA (x)*	111,362	2,500,077

		19,280,920

Pharmaceuticals (1.5%)
9 Meters Biopharma, Inc. (x)*	46,705	45,710
Aclaris Therapeutics, Inc.*	10,491	152,539
Aerie Pharmaceuticals, Inc. (x)*	8,475	59,495
Amneal Pharmaceuticals, Inc.*	20,851	99,876
Amphastar Pharmaceuticals, Inc.*	2,271	52,892
Ampio Pharmaceuticals, Inc. (x)*	42,072	23,981
Angion Biomedica Corp. (x)*	4,576	13,270
Antares Pharma, Inc.*	34,581	123,454
Arvinas, Inc.*	9,709	797,497
ATAI Life Sciences NV (x)*	153,770	1,173,265
Atea Pharmaceuticals, Inc.*	1,115	9,968
Axsome Therapeutics, Inc. (x)*	5,712	215,799
BioDelivery Sciences International, Inc.*	17,601	54,563
Cassava Sciences, Inc. (x)*	7,861	343,526
Collegium Pharmaceutical, Inc.*	7,113	132,871
Corcept Therapeutics, Inc. (x)*	19,656	389,189
CorMedix, Inc.*	1,141	5,192
DICE Therapeutics, Inc. (x)*	1,469	37,180
Durect Corp.*	49,185	48,492

See Notes to Financial Statements.

1280

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Edgewise Therapeutics, Inc. (x)*	7,643	$116,785
Esperion Therapeutics, Inc. (x)*	5,693	28,465
Evolus, Inc. (x)*	7,224	47,028
GH Research plc (x)*	51,177	1,193,959
Harmony Biosciences Holdings, Inc.*	4,690	199,982
Ikena Oncology, Inc.*	662	8,301
Innoviva, Inc.*	1,173	20,234
Intra-Cellular Therapies, Inc.*	14,518	759,872
Kala Pharmaceuticals, Inc. (x)*	8,196	9,917
Kaleido Biosciences, Inc. (x)*	4,605	11,006
KemPharm, Inc. (x)*	3,190	27,785
Landos Biopharma, Inc.*	899	4,315
Marinus Pharmaceuticals, Inc. (x)*	7,607	90,371
Mind Medicine MindMed, Inc. (x)*	71,706	98,954
NGM Biopharmaceuticals, Inc.*	701	12,415
Nuvation Bio, Inc. (x)*	26,955	229,118
Ocular Therapeutix, Inc.*	15,737	109,687
Omeros Corp. (x)*	12,430	79,925
Oramed Pharmaceuticals, Inc. (x)*	6,246	89,193
Pacira BioSciences, Inc.*	9,064	545,381
Paratek Pharmaceuticals, Inc.*	9,916	44,523
Phathom Pharmaceuticals, Inc.*	4,184	82,299
Phibro Animal Health Corp., Class A	4,502	91,931
Pliant Therapeutics, Inc. (x)*	4,436	59,886
Rain Therapeutics, Inc. (x)*	1,684	21,690
Reata Pharmaceuticals, Inc., Class A*	4,910	129,477
Relmada Therapeutics, Inc. (x)*	3,231	72,794
Revance Therapeutics, Inc.*	14,409	235,155
Seelos Therapeutics, Inc. (x)*	20,958	34,162
SIGA Technologies, Inc.*	9,893	74,395
Tarsus Pharmaceuticals, Inc. (x)*	1,333	29,993
Terns Pharmaceuticals, Inc. (x)*	2,118	14,974
TherapeuticsMD, Inc. (x)*	88,632	31,509
Theravance Biopharma, Inc. (x)*	11,263	124,456
Theseus Pharmaceuticals, Inc. (x)*	972	12,325
Ventyx Biosciences, Inc.*	1,469	29,174
Verrica Pharmaceuticals, Inc. (x)*	2,421	22,176
WaVe Life Sciences Ltd.*	8,175	25,670

		8,598,041

Total Health Care		162,667,947

Industrials (9.1%)
Aerospace & Defense (0.2%)
Aerojet Rocketdyne Holdings, Inc.	12,251	572,857
AeroVironment, Inc.*	4,627	287,013
Byrna Technologies, Inc. (x)*	3,986	53,213
Cadre Holdings, Inc.	349	8,872
Kratos Defense & Security Solutions, Inc.*	5,695	110,483
PAE, Inc.*	14,293	141,929

		1,174,367

Air Freight & Logistics (0.1%)
Forward Air Corp.	5,505	666,601

Airlines (0.3%)
Allegiant Travel Co.*	3,164	591,794
Frontier Group Holdings, Inc.*	7,226	98,057
Joby Aviation, Inc. (x)*	90,867	663,329
Sun Country Airlines Holdings, Inc.*	6,227	169,686

		1,522,866

Building Products (0.9%)
AAON, Inc.	8,595	682,701
Cornerstone Building Brands, Inc.*	11,353	197,996
CSW Industrials, Inc.	3,054	369,107
Gibraltar Industries, Inc.*	1,948	129,893
Insteel Industries, Inc.	432	17,198
JELD-WEN Holding, Inc.*	7,265	191,505
Masonite International Corp.*	4,900	577,955
PGT Innovations, Inc.*	5,676	127,653
Resideo Technologies, Inc.*	3,467	90,246
Simpson Manufacturing Co., Inc.	8,960	1,246,067
UFP Industries, Inc.	11,199	1,030,420
Zurn Water Solutions Corp.	13,164	479,170

		5,139,911

Commercial Services & Supplies (0.8%)
Aris Water Solution, Inc., Class A*	1,288	16,680
Brink’s Co. (The)	9,900	649,143
Casella Waste Systems, Inc., Class A*	9,300	794,406
Cimpress plc*	3,574	255,934
Harsco Corp.*	6,815	113,879
Healthcare Services Group, Inc.	8,046	143,138
Heritage-Crystal Clean, Inc.*	1,357	43,451
HNI Corp.	944	39,695
Interface, Inc.	3,000	47,850
Montrose Environmental Group, Inc.*	5,446	383,997
Pitney Bowes, Inc.	9,690	64,245
SP Plus Corp.*	4,857	137,065
Tetra Tech, Inc.	11,075	1,880,535
US Ecology, Inc.*	845	26,989
Viad Corp.*	4,204	179,889

		4,776,896

Construction & Engineering (0.7%)
Ameresco, Inc., Class A*	6,347	516,900
Comfort Systems USA, Inc.	7,338	726,022
Construction Partners, Inc., Class A*	5,994	176,283
Dycom Industries, Inc.*	4,930	462,237
EMCOR Group, Inc.	1,163	148,155
IES Holdings, Inc.*	1,813	91,810
Infrastructure and Energy Alternatives, Inc.*	2,384	21,933
MYR Group, Inc.*	2,564	283,450
NV5 Global, Inc.*	644	88,949
Sterling Construction Co., Inc.*	1,267	33,322
WillScot Mobile Mini Holdings Corp.*	43,450	1,774,498

		4,323,559

Electrical Equipment (0.7%)
Advent Technologies Holdings, Inc. (x)*	2,642	18,520
Allied Motion Technologies, Inc.	2,265	82,650
Array Technologies, Inc.*	6,318	99,129

See Notes to Financial Statements.

1281

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Atkore, Inc.*	9,482	$1,054,304
Babcock & Wilcox Enterprises, Inc.*	2,971	26,799
Beam Global (x)*	1,680	31,248
Blink Charging Co. (x)*	7,491	198,586
Bloom Energy Corp., Class A*	29,231	641,036
EnerSys	958	75,740
Eos Energy Enterprises, Inc. (x)*	9,252	69,575
FTC Solar, Inc. (x)*	4,093	30,943
FuelCell Energy, Inc. (x)*	59,410	308,932
GrafTech International Ltd.	36,470	431,440
Romeo Power, Inc. (x)*	21,360	77,964
Stem, Inc.*	23,557	446,876
TPI Composites, Inc.*	7,464	111,662
Vicor Corp.*	4,333	550,204

		4,255,608

Machinery (2.3%)
AgEagle Aerial Systems, Inc. (x)*	9,521	14,948
Alamo Group, Inc.	1,819	267,720
Albany International Corp., Class A	1,260	111,447
Blue Bird Corp.*	1,545	24,164
Chart Industries, Inc.*	4,509	719,140
CIRCOR International, Inc.*	3,895	105,866
Commercial Vehicle Group, Inc.*	2,729	21,996
Desktop Metal, Inc., Class A (x)*	257,872	1,276,466
Douglas Dynamics, Inc.	4,733	184,871
Energy Recovery, Inc.*	8,522	183,138
Enerpac Tool Group Corp.	12,323	249,910
ESCO Technologies, Inc.	453	40,765
Evoqua Water Technologies Corp.*	23,773	1,111,388
Federal Signal Corp.	12,390	536,983
Franklin Electric Co., Inc.	9,413	890,093
Gorman-Rupp Co. (The)	650	28,958
Helios Technologies, Inc.	6,643	698,644
Hillenbrand, Inc.	8,242	428,502
Hydrofarm Holdings Group, Inc.*	8,003	226,405
Hyliion Holdings Corp. (x)*	4,995	30,969
John Bean Technologies Corp.	6,429	987,237
Kadant, Inc.	2,364	544,855
Lindsay Corp.	2,022	307,344
Luxfer Holdings plc	2,644	51,056
Meritor, Inc.*	11,870	294,139
Mueller Industries, Inc.	4,468	265,220
Mueller Water Products, Inc., Class A	2,321	33,422
Nikola Corp. (x)*	46,919	463,091
Omega Flex, Inc.	615	78,074
Proto Labs, Inc.*	976	50,118
RBC Bearings, Inc.*	816	164,808
REV Group, Inc.	769	10,881
Shyft Group, Inc. (The)	7,109	349,265
SPX Corp.*	7,505	447,898
SPX FLOW, Inc.	747	64,601
Tennant Co.	3,810	308,762
Terex Corp.	14,088	619,168
Titan International, Inc.*	1,972	21,613
Wabash National Corp.	868	16,943
Watts Water Technologies, Inc., Class A	3,154	612,412
Welbilt, Inc.*	26,866	638,605

		13,481,885

Professional Services (1.8%)
ASGN, Inc.*	9,399	1,159,837
Atlas Technical Consultants, Inc.*	800	6,736
CRA International, Inc.	1,267	118,287
Exponent, Inc.	10,604	1,237,805
First Advantage Corp.*	10,366	197,369
Forrester Research, Inc.*	2,312	135,784
Franklin Covey Co.*	2,598	120,443
Heidrick & Struggles International, Inc.	1,722	75,303
HireQuest, Inc.	999	20,140
HireRight Holdings Corp.*	1,991	31,856
Huron Consulting Group, Inc.*	423	21,108
Insperity, Inc.	7,486	884,171
KBR, Inc.	25,510	1,214,786
Kforce, Inc.	4,170	313,667
Sterling Check Corp. (x)*	1,332	27,319
TriNet Group, Inc.*	8,341	794,564
Upwork, Inc.*	107,658	3,677,597
Willdan Group, Inc.*	1,831	64,451

		10,101,223

Road & Rail (0.4%)
Daseke, Inc.*	7,896	79,276
HyreCar, Inc. (x)*	3,953	18,619
PAM Transportation Services, Inc.*	64	4,545
Saia, Inc.*	5,462	1,840,858
Universal Logistics Holdings, Inc.	1,160	21,877
Werner Enterprises, Inc.	1,540	73,396
Yellow Corp.*	590	7,428

		2,045,999

Trading Companies & Distributors (0.9%)
Alta Equipment Group, Inc.*	1,031	15,094
Applied Industrial Technologies, Inc.	7,849	806,092
Beacon Roofing Supply, Inc.*	8,618	494,242
BlueLinx Holdings, Inc.*	1,869	178,975
Boise Cascade Co.	1,739	123,817
Custom Truck One Source, Inc. (x)*	3,130	25,040
EVI Industries, Inc. (x)*	43,926	1,371,809
Global Industrial Co.	2,085	85,277
H&E Equipment Services, Inc.	6,658	294,750
Herc Holdings, Inc.	5,139	804,510
Karat Packaging, Inc.*	983	19,866
Lawson Products, Inc.*	1,017	55,681
McGrath RentCorp	3,407	273,446
Textainer Group Holdings Ltd.	1,342	47,923
Transcat, Inc.*	1,459	134,855
WESCO International, Inc.*	1,625	213,834

		4,945,211

Total Industrials		52,434,126

Information Technology (19.0%)
Communications Equipment (0.5%)
ADTRAN, Inc.	626	14,292
CalAmp Corp.*	7,402	52,258
Calix, Inc.*	9,393	751,158
Cambium Networks Corp.*	2,293	58,770
Casa Systems, Inc.*	6,821	38,675

See Notes to Financial Statements.

1282

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Clearfield, Inc.*	2,350	$198,387
DZS, Inc.*	1,716	27,833
EMCORE Corp.*	1,361	9,500
Extreme Networks, Inc.*	25,612	402,108
Harmonic, Inc.*	3,881	45,641
Infinera Corp.*	37,762	362,138
Inseego Corp. (x)*	3,462	20,183
Plantronics, Inc.*	3,648	107,032
Viavi Solutions, Inc.*	43,640	768,937

		2,856,912

Electronic Equipment, Instruments & Components (1.5%)
908 Devices, Inc. (x)*	3,590	92,873
Advanced Energy Industries, Inc.	7,700	701,162
Akoustis Technologies, Inc. (x)*	9,432	63,006
Arlo Technologies, Inc.*	16,955	177,858
Badger Meter, Inc.	6,011	640,532
CTS Corp.	1,565	57,467
Fabrinet (x)*	6,548	775,742
FARO Technologies, Inc.*	1,866	130,657
Identiv, Inc.*	4,119	115,909
II-VI, Inc. (x)*	20,211	1,381,018
Insight Enterprises, Inc.*	2,547	271,510
Iteris, Inc.*	8,930	35,720
Itron, Inc.*	7,647	523,972
Kimball Electronics, Inc.*	348	7,572
Luna Innovations, Inc.*	6,449	54,430
MicroVision, Inc. (x)*	33,800	169,338
Napco Security Technologies, Inc.*	3,006	150,240
nLight, Inc.*	8,944	214,209
Novanta, Inc.*	7,248	1,278,040
OSI Systems, Inc.*	361	33,645
Ouster, Inc. (x)*	32,932	171,246
PAR Technology Corp.*	5,237	276,356
Plexus Corp.*	5,108	489,806
Rogers Corp.*	3,385	924,105
Velodyne Lidar, Inc. (x)*	15,580	72,291
Vishay Intertechnology, Inc.	3,957	86,540

		8,895,244

IT Services (3.4%)
BigCommerce Holdings, Inc.*	9,940	351,578
Brightcove, Inc.*	8,362	85,460
Cantaloupe, Inc.*	11,571	102,750
Cass Information Systems, Inc.	523	20,564
CSG Systems International, Inc.	3,150	181,503
DigitalOcean Holdings, Inc. (x)*	9,871	792,937
Evertec, Inc.	12,428	621,151
Evo Payments, Inc., Class A*	9,801	250,906
ExlService Holdings, Inc.*	6,744	976,329
Fastly, Inc., Class A (x)*	329,480	11,680,066
Flywire Corp. (x)*	10,992	418,356
GreenBox POS (x)*	3,928	16,498
Grid Dynamics Holdings, Inc.*	9,509	361,057
Hackett Group, Inc. (The)	4,725	97,004
I3 Verticals, Inc., Class A*	4,457	101,575
IBEX Holdings Ltd. (x)*	1,190	15,339
International Money Express, Inc.*	6,894	110,028
MAXIMUS, Inc.	12,623	1,005,674
Paya Holdings, Inc.*	18,038	114,361
Perficient, Inc.*	6,691	865,079
Priority Technology Holdings, Inc. (x)*	2,781	19,690
Rackspace Technology, Inc. (x)*	8,057	108,528
Remitly Global, Inc. (x)*	2,280	47,014
Repay Holdings Corp. (x)*	7,875	143,876
TTEC Holdings, Inc.	3,811	345,086
Tucows, Inc., Class A (x)*	2,014	168,813
Unisys Corp.*	10,623	218,515
Verra Mobility Corp.*	29,348	452,840

		19,672,577

Semiconductors & Semiconductor Equipment (3.4%)
Alpha & Omega Semiconductor Ltd.*	3,589	217,350
Ambarella, Inc.*	7,268	1,474,605
Amkor Technology, Inc.	4,374	108,431
Atomera, Inc. (x)*	4,183	84,162
Axcelis Technologies, Inc.*	6,845	510,363
CEVA, Inc.*	4,645	200,850
CMC Materials, Inc.	5,848	1,121,003
Cohu, Inc.*	8,559	326,012
Diodes, Inc.*	6,937	761,752
FormFactor, Inc.*	13,993	639,760
Ichor Holdings Ltd.*	3,785	174,224
Impinj, Inc.*	3,890	345,043
Kopin Corp.*	16,439	67,236
Kulicke & Soffa Industries, Inc.	12,584	761,835
Lattice Semiconductor Corp.*	27,929	2,152,209
MACOM Technology Solutions Holdings, Inc.*	10,010	783,783
MaxLinear, Inc.*	14,600	1,100,694
Meta Materials, Inc. (x)*	41,765	102,742
NVE Corp.	987	67,412
Onto Innovation, Inc.*	3,142	318,065
Power Integrations, Inc.	12,414	1,153,136
Semtech Corp.*	13,284	1,181,346
Silicon Laboratories, Inc.*	8,207	1,694,089
SiTime Corp.*	3,254	951,925
SkyWater Technology, Inc. (x)*	1,583	25,676
SMART Global Holdings, Inc.*	3,702	262,805
SunPower Corp. (x)*	13,084	273,063
Synaptics, Inc.*	8,082	2,339,820
Ultra Clean Holdings, Inc.*	9,136	524,041

		19,723,432

Software (9.7%)
8x8, Inc.*	23,245	389,586
A10 Networks, Inc.	10,381	172,117
ACI Worldwide, Inc.*	24,294	843,002
Agilysys, Inc.*	3,819	169,793
Alarm.com Holdings, Inc.*	9,730	825,201
Alkami Technology, Inc. (x)*	5,625	112,837
Altair Engineering, Inc., Class A*	9,521	736,164
American Software, Inc., Class A	5,071	132,708
Appfolio, Inc., Class A*	3,914	473,829
Appian Corp. (x)*	49,569	3,232,394
Arteris, Inc.*	515	10,872
Asana, Inc., Class A*	13,501	1,006,500
Avaya Holdings Corp.*	17,080	338,184
AvidXchange Holdings, Inc. (x)*	93,018	1,400,851
Benefitfocus, Inc.*	4,185	44,612
Blackbaud, Inc.*	9,870	779,533

See Notes to Financial Statements.

1283

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Blackline, Inc.*	11,149	$1,154,367
Bottomline Technologies DE, Inc.*	1,599	90,295
Box, Inc., Class A*	28,903	756,970
BTRS Holdings, Inc., Class A*	13,854	108,338
Cerence, Inc.*	7,781	596,336
ChannelAdvisor Corp.*	4,234	104,495
Cipher Mining, Inc. (x)*	177,092	819,936
Clear Secure, Inc., Class A (x)*	107,046	3,358,033
CommVault Systems, Inc.*	9,416	648,951
Consensus Cloud Solutions, Inc.*	3,391	196,237
CoreCard Corp. (x)*	1,577	61,188
Couchbase, Inc. (x)*	1,513	37,764
CS Disco, Inc.*	671	23,988
Digimarc Corp. (x)*	2,604	102,806
Digital Turbine, Inc.*	18,666	1,138,439
Domo, Inc., Class B*	5,767	286,043
eGain Corp.*	1,621	16,178
Enfusion, Inc., Class A (x)*	3,189	66,778
EngageSmart, Inc.*	2,327	56,127
Envestnet, Inc.*	10,361	822,042
EverCommerce, Inc.*	2,629	41,407
Instructure Holdings, Inc. (x)*	347	8,321
Intapp, Inc. (x)*	1,608	40,457
InterDigital, Inc.	2,588	185,378
JFrog Ltd.*	10,873	322,928
Kaltura, Inc. (x)*	1,826	6,154
Latch, Inc. (x)*	412,230	3,120,581
LivePerson, Inc.*	13,537	483,542
Marathon Digital Holdings, Inc. (x)*	1,128	37,066
Matterport, Inc. (x)*	291,471	6,015,961
MeridianLink, Inc.*	2,008	43,333
MicroStrategy, Inc., Class A (x)*	4,416	2,404,468
Mimecast Ltd.*	12,529	996,933
Mitek Systems, Inc.*	8,806	156,306
Model N, Inc.*	6,715	201,651
Momentive Global, Inc.*	26,680	564,282
Olo, Inc., Class A*	286,613	5,964,417
ON24, Inc.*	3,769	65,392
OneSpan, Inc.*	7,728	130,835
PagerDuty, Inc.*	16,872	586,302
Progress Software Corp.	9,077	438,147
PROS Holdings, Inc.*	8,220	283,508
Q2 Holdings, Inc.*	11,257	894,256
Qualys, Inc.*	7,012	962,187
Rapid7, Inc.*	11,628	1,368,499
Rekor Systems, Inc.*	4,216	27,615
Rimini Street, Inc.*	9,724	58,052
Riot Blockchain, Inc. (x)*	18,138	405,022
Sailpoint Technologies Holdings, Inc.*	18,838	910,629
Sapiens International Corp. NV	6,390	220,135
ShotSpotter, Inc.*	1,873	55,291
Sprout Social, Inc., Class A*	9,317	844,959
SPS Commerce, Inc.*	7,439	1,058,942
Stronghold Digital Mining, Inc., Class A*	922	11,848
Sumo Logic, Inc.*	18,054	244,812
Telos Corp.*	8,208	126,567
Tenable Holdings, Inc.*	18,979	1,045,174
Upland Software, Inc.*	6,008	107,783
Varonis Systems, Inc.*	22,047	1,075,453
Veritone, Inc. (x)*	5,845	131,396
Viant Technology, Inc., Class A*	2,526	24,515
Vonage Holdings Corp.*	49,718	1,033,637
Weave Communications, Inc.*	497	7,544
Workiva, Inc.*	8,843	1,153,923
Yext, Inc.*	23,185	229,995
Zuora, Inc., Class A*	22,913	428,015

		55,637,112

Technology Hardware, Storage & Peripherals (0.5%)
3D Systems Corp.*	23,323	502,377
Avid Technology, Inc.*	7,443	242,419
Corsair Gaming, Inc. (x)*	5,899	123,938
Diebold Nixdorf, Inc.*	15,737	142,420
Eastman Kodak Co. (x)*	8,886	41,586
IonQ, Inc. (x)*	97,781	1,632,943
Turtle Beach Corp.*	2,972	66,157

		2,751,840

Total Information Technology		109,537,117

Materials (2.3%)
Chemicals (1.3%)
American Vanguard Corp.	1,320	21,635
Amyris, Inc. (x)*	4,201	22,727
Avient Corp.	1,947	108,935
Balchem Corp.	6,613	1,114,952
Cabot Corp. (x)	11,381	639,612
Chase Corp.	396	39,426
Danimer Scientific, Inc. (x)*	18,064	153,905
Ferro Corp.*	13,994	305,489
Hawkins, Inc.	2,629	103,714
HB Fuller Co.	2,032	164,592
Ingevity Corp.*	8,170	585,789
Innospec, Inc.	1,550	140,027
Kronos Worldwide, Inc.	962	14,440
Livent Corp.*	33,349	813,048
Marrone Bio Innovations, Inc.*	23,382	16,840
Orion Engineered Carbons SA*	12,605	231,428
PureCycle Technologies, Inc. (x)*	10,574	101,193
Quaker Chemical Corp.	2,769	639,030
Sensient Technologies Corp.	4,471	447,368
Stepan Co.	394	48,970
Tredegar Corp.	4,767	56,346
Trinseo plc	8,028	421,149
Zymergen, Inc. (x)*	171,304	1,146,024

		7,336,639

Construction Materials (0.0%)
Forterra, Inc.*	5,978	142,157
United States Lime & Minerals, Inc.	36	4,644

		146,801

Containers & Packaging (0.1%)
Greif, Inc., Class A	756	45,640
Greif, Inc., Class B	221	13,211
Myers Industries, Inc.	3,452	69,075
O-I Glass, Inc.*	32,551	391,589
Ranpak Holdings Corp.*	1,344	50,507
UFP Technologies, Inc.*	115	8,080

		578,102

See Notes to Financial Statements.

1284

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Metals & Mining (0.9%)
Allegheny Technologies, Inc.*	15,998	$254,848
Century Aluminum Co.*	662	10,963
Coeur Mining, Inc.*	35,961	181,243
Compass Minerals International, Inc.	7,039	359,552
Gatos Silver, Inc.*	7,990	82,936
Hecla Mining Co.	32,399	169,123
Kaiser Aluminum Corp.	410	38,515
Materion Corp.	1,621	149,035
MP Materials Corp. (x)*	72,329	3,285,183
Novagold Resources, Inc.*	48,755	334,459
Perpetua Resources Corp.*	5,828	27,683
PolyMet Mining Corp. (x)*	2,135	5,338
Ryerson Holding Corp.	2,168	56,476
Schnitzer Steel Industries, Inc., Class A	352	18,276
Warrior Met Coal, Inc.	1,064	27,356

		5,000,986

Total Materials		13,062,528

Real Estate (4.1%)
Equity Real Estate Investment Trusts (REITs) (1.2%)
Alexander’s, Inc. (REIT)	473	123,121
American Finance Trust, Inc. (REIT)	2,099	19,164
CatchMark Timber Trust, Inc. (REIT), Class A (x)	7,769	67,668
Clipper Realty, Inc. (REIT)	1,967	19,552
Community Healthcare Trust, Inc. (REIT)	3,151	148,948
EastGroup Properties, Inc. (REIT)	8,287	1,888,193
Gladstone Commercial Corp. (REIT)	2,387	61,513
Gladstone Land Corp. (REIT)	3,803	128,389
Indus Realty Trust, Inc. (REIT)	811	65,740
Innovative Industrial Properties, Inc. (REIT)	2,544	668,843
Monmouth Real Estate Investment Corp. (REIT)	2,842	59,710
National Storage Affiliates Trust (REIT)	16,784	1,161,453
NexPoint Residential Trust, Inc. (REIT)	891	74,692
Outfront Media, Inc. (REIT)	6,011	161,215
Phillips Edison & Co., Inc. (REIT) (x)	518	17,115
PS Business Parks, Inc. (REIT)	3,493	643,306
Ryman Hospitality Properties, Inc. (REIT)*	10,097	928,520
Safehold, Inc. (REIT)	2,799	223,500
Saul Centers, Inc. (REIT)	2,329	123,484
Tanger Factory Outlet Centers, Inc. (REIT)	5,895	113,656
UMH Properties, Inc. (REIT)	7,543	206,150
Universal Health Realty Income Trust (REIT)	2,458	146,177

		7,050,109

Real Estate Management & Development (2.9%)
Cushman & Wakefield plc*	28,552	634,996
Douglas Elliman, Inc.*	2,128	24,466
eXp World Holdings, Inc. (x)	12,897	434,500
Fathom Holdings, Inc. (x)*	1,113	22,772
Forestar Group, Inc.*	827	17,987
Marcus & Millichap, Inc.*	537	27,634
Newmark Group, Inc., Class A	30,678	573,679
Rafael Holdings, Inc., Class B*	2,155	10,991
Redfin Corp. (x)*	330,657	12,693,922
RMR Group, Inc. (The), Class A	402	13,941
St Joe Co. (The)	6,841	356,074
WeWork, Inc. (x)*	177,456	1,526,122

		16,337,084

Total Real Estate		23,387,193

Utilities (0.2%)
Electric Utilities (0.0%)
Via Renewables, Inc.	2,697	30,827

Independent Power and Renewable Electricity Producers (0.1%)
Clearway Energy, Inc., Class A	1,632	54,640
Clearway Energy, Inc., Class C	4,406	158,748
Sunnova Energy International, Inc.*	2,707	75,579

		288,967

Water Utilities (0.1%)
American States Water Co.	3,874	400,727
Cadiz, Inc.*	221	853
Global Water Resources, Inc. (x)	2,802	47,914
Middlesex Water Co.	1,290	155,187
Pure Cycle Corp.*	3,784	55,246
York Water Co. (The)	1,653	82,286

		742,213

Total Utilities		1,062,007

Total Common Stocks (96.6%) (Cost $500,173,203)		555,809,994

CLOSED END FUND:
Hipgnosis Songs Fund Ltd. (The) (m)	4,607,271	7,795,215

Total Closed End Fund (1.3%) (Cost $7,658,936)		7,795,215

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Contra Aduro Biotech I, CVR (r)(x)*	2,595	—
Oncternal Therapeutics, Inc., CVR (r)(x)*	90	—

Total Rights (0.0%) (Cost $7,785)		—

	Number of Warrants	Value (Note 1)
WARRANTS:
Consumer Discretionary (0.0%)
Internet & Direct Marketing Retail (0.0%)
BARK, Inc., expiring 8/29/25*	41,156	24,282

Total Consumer Discretionary		24,282

See Notes to Financial Statements.

1285

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Warrants	Value (Note 1)
Health Care (0.0%)
Life Sciences Tools & Services (0.0%)
SomaLogic, Inc., expiring 8/31/26*	10,119	$34,000

Total Health Care		34,000

Total Warrants (0.0%) (Cost $—)		58,282

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (2.9%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	10,000,000	10,000,000
JPMorgan Prime Money Market Fund, IM Shares	6,590,138	6,592,774

Total Investment Companies		16,592,774

	Principal Amount	Value (Note 1)
Repurchase Agreements (10.3%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $1,100,014, collateralized by various Foreign Government Agency Securities, ranging from 0.410% - 2.000%, maturing 4/14/22 - 6/10/31; total market value $1,122,197. (xx)	$1,100,000	1,100,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $6,991,892, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22 - 11/15/51; total market value $7,131,718. (xx)	6,991,880	6,991,880
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $15,000,075, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31 - 11/15/50; total market value $15,306,148. (xx)	15,000,000	15,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $20,000,778, collateralized by various Common Stocks; total market value $22,226,432. (xx)	20,000,000	20,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $9,000,473, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139% - 2.250%, maturing 10/31/22 - 11/15/25; total market value $10,000,890. (xx)	9,000,000	9,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $7,100,083, collateralized by various Common Stocks; total market value $7,848,089. (xx)	$7,100,000	$7,100,000

Total Repurchase Agreements		59,191,880

Total Short-Term Investments (13.2%) (Cost $75,785,461)		75,784,654

Total Investments in Securities (111.1%) (Cost $583,625,385)		639,448,145
Other Assets Less Liabilities (-11.1%)		(63,895,620)

Net Assets (100%)		$575,552,525

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $8,046,895 or 1.4% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $80,914,806. This was collateralized by $15,774,489 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $69,191,880 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

1286

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	15	3/2022	USD	1,682,100	60,894

					60,894

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Closed End Fund	$—	$7,795,215	$—		$7,795,215
Common Stocks
Communication Services	28,070,061	—	—		28,070,061
Consumer Discretionary	103,067,655	12,417,143	—		115,484,798
Consumer Staples	15,096,276	—	—		15,096,276
Energy	6,896,934	—	—		6,896,934
Financials	25,117,105	—	2,993,902		28,111,007
Health Care	156,887,525	2,840,896	2,939,526		162,667,947
Industrials	52,434,126	—	—		52,434,126
Information Technology	109,537,117	—	—		109,537,117
Materials	13,062,528	—	—		13,062,528
Real Estate	23,387,193	—	—		23,387,193
Utilities	1,062,007	—	—		1,062,007
Futures	60,894	—	—		60,894
Rights
Health Care	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	16,592,774	—	—		16,592,774
Repurchase Agreements	—	59,191,880	—		59,191,880
Warrants
Consumer Discretionary	24,282	—	—		24,282
Health Care	34,000	—	—		34,000

Total Assets	$551,330,477	$82,245,134	$5,933,428		$639,509,039

Total Liabilities	$—	$—	$—		$—

Total	$551,330,477	$82,245,134	$5,933,428		$639,509,039

(a)	Value is zero.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stock- Financials	Investments in Common Stock- Health Care	Investments in Rights- Health Care

Balance as of 12/31/20	$—	$—	$—	(a)

Realized gains (losses)	—	—	—

Change in unrealized appreciation (depreciation)	(221,128)	(3,075,374)	—

See Notes to Financial Statements.

1287

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Investments in Common Stock- Financials	Investments in Common Stock- Health Care	Investments in Rights- Health Care

Net accretion (amortization)	$—	$—	$—

Purchases	3,215,030	6,014,900	—

Sales	—	—	—

Issuances	—	—	—

Settlements	—	—	—

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	—	—

Balance as of 12/31/21	$2,993,902	$2,939,526	$—	(a)

Investment Type	Balance at 12/31/2021		Valuation Technique(s)	Unobservable Input(s)*	Amount or Range (Weighted Average)	Impact to Valuation from an Increase/ Decrease in Input(b)
Common Stocks	$5,933,428		Market Comparables	Discount for lack of marketability	5.50% - 15.00% (10.56%)	Decrease
Rights	—(a	)	Intrinsic Calculation	Recovery Value	0.00% (0.00%)	Increase

	$5,933,428

*

Level 3 values are based on significant unobservable inputs that reflect the Manager’s determination of assumptions that market participants might reasonably use in valuing the securities. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

(a)	Value is Zero
(b)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$60,894	*

Total		$60,894

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1288

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$830,588	$830,588

Total	$830,588	$830,588

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(21,614)	$(21,614)

Total	$(21,614)	$(21,614)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $3,464,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 8%)*	$667,802,742
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 9%)*	$730,972,029

*	During the year ended December 31, 2021, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$144,253,773
Aggregate gross unrealized depreciation	(92,398,263)

Net unrealized appreciation	$51,855,510

Federal income tax cost of investments in securities and derivative instruments, if applicable	$587,653,529

See Notes to Financial Statements.

1289

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $524,433,505)	$580,256,265
Repurchase Agreements (Cost $59,191,880)	59,191,880
Cash	7,348,703
Foreign cash (Cost $972)	959
Cash held as collateral at broker for futures	91,600
Securities lending income receivable	237,247
Receivable for Portfolio shares sold	210,274
Dividends, interest and other receivables	59,394
Other assets	2,719

Total assets	647,399,041

LIABILITIES
Payable for return of collateral on securities loaned	69,191,880
Payable for securities purchased	1,842,960
Investment management fees payable	350,127
Payable for Portfolio shares redeemed	276,399
Administrative fees payable	57,839
Distribution fees payable – Class IB	45,662
Due to broker for futures variation margin	3,062
Accrued expenses	78,587

Total liabilities	71,846,516

NET ASSETS	$575,552,525

Net assets were comprised of:
Paid in capital	$520,585,593
Total distributable earnings (loss)	54,966,932

Net assets	$575,552,525

Class IB
Net asset value, offering and redemption price per share, $214,924,141 / 22,142,320 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.71

Class K
Net asset value, offering and redemption price per share, $360,628,384 / 35,850,626 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.06

(x)	Includes value of securities on loan of $80,914,806.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $1,675 foreign withholding tax)	$2,077,571
Income from non-cash dividends	233,674
Interest	2,727
Securities lending (net)	2,167,420

Total income	4,481,392

EXPENSES
Investment management fees	5,539,785
Administrative fees	820,181
Distribution fees – Class IB	623,783
Custodian fees	116,200
Professional fees	67,945
Printing and mailing expenses	44,120
Trustees’ fees	21,951
Miscellaneous	13,710

Gross expenses	7,247,675
Less: Waiver from investment manager	(394,300)

Net expenses	6,853,375

NET INVESTMENT INCOME (LOSS)	(2,371,983)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	223,248,488
Futures contracts	830,588
Foreign currency transactions	19,760

Net realized gain (loss)	224,098,836

Change in unrealized appreciation (depreciation) on:
Investments in securities	(188,550,082)
Futures contracts	(21,614)
Foreign currency translations	1,150

Net change in unrealized appreciation (depreciation)	(188,570,546)

NET REALIZED AND UNREALIZED GAIN (LOSS)	35,528,290

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,156,307

See Notes to Financial Statements.

1290

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,371,983)	$(1,210,457)
Net realized gain (loss)	224,098,836	153,228,039
Net change in unrealized appreciation (depreciation)	(188,570,546)	173,516,569

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,156,307	325,534,151

Distributions to shareholders:
Class IB	(106,666,714)	(29,755,217)
Class K	(177,605,452)	(60,859,377)

Total distributions to shareholders	(284,272,166)	(90,614,594)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,984,392 and 1,553,114 shares, respectively ]	57,664,734	24,221,613
Capital shares issued in connection with merger (Note 8) [ 0 and 53,506 shares, respectively ]	—	620,356
Capital shares exchanged in connection with merger (Note 8) [ 0 and 9,749,072 shares, respectively ]	—	113,032,913
Capital shares issued in reinvestment of distributions [ 10,032,970 and 1,812,159 shares, respectively ]	106,666,714	29,755,217
Capital shares repurchased [ (3,043,071) and (1,015,422) shares, respectively ]	(58,334,760)	(14,960,503)

Total Class IB transactions	105,996,688	152,669,596

Class K
Capital shares sold [ 31,157 and 4,031,050 shares, respectively ]	556,967	41,860,364
Capital shares exchanged in connection with merger (Note 8) [ 0 and (9,602,121) shares, respectively ]	—	(113,032,913)
Capital shares issued in reinvestment of dividends and distributions [ 16,115,409 and 3,637,313 shares, respectively ]	177,605,452	60,859,377
Capital shares repurchased [ (4,765,130) and (4,738,122) shares, respectively ]	(98,717,469)	(64,446,504)

Total Class K transactions	79,444,950	(74,759,676)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	185,441,638	77,909,920

TOTAL INCREASE (DECREASE) IN NET ASSETS	(65,674,221)	312,829,477
NET ASSETS:
Beginning of year	641,226,746	328,397,269

End of year	$575,552,525	$641,226,746

See Notes to Financial Statements.

1291

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021		2020	2019	2018	2017
Net asset value, beginning of year	$17.28		$10.39	$8.76	$10.89	$9.74

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.10	)(aa)	(0.08)	(0.01)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	0.65		9.86	2.99	(0.33)	2.38

Total from investment operations	0.55		9.78	2.98	(0.37)	2.33

Less distributions:
Distributions from net realized gains	(8.12)		(2.89)	(1.35)	(1.76)	(1.18)

Net asset value, end of year	$9.71		$17.28	$10.39	$8.76	$10.89

Total return	2.78%		95.74%	34.35%	(4.77)%	24.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$214,924		$210,225	$162	$118	$124
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.15%		1.15%	1.15%	1.15%	1.15%
Before waivers and reimbursements (f)	1.21%		1.24%	1.24%	1.23%	1.24%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.50	)%(bb)	(0.50)%	(0.10)%	(0.38)%	(0.42)%
Before waivers and reimbursements (f)	(0.56	)%(bb)	(0.59)%	(0.19)%	(0.46)%	(0.50)%
Portfolio turnover rate^	102%		102%	73%	62%	51%

	Year Ended December 31,
Class K	2021		2020	2019	2018	2017
Net asset value, beginning of year	$17.61		$10.54	$8.86	$10.97	$9.78

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05	)(aa)	(0.03)	0.02	(0.02)	(0.02)
Net realized and unrealized gain (loss)	0.66		9.99	3.03	(0.33)	2.39

Total from investment operations	0.61		9.96	3.05	(0.35)	2.37

Less distributions:
Dividends from net investment income	(0.04)		— #	(0.02)	— #	—
Distributions from net realized gains	(8.12)		(2.89)	(1.35)	(1.76)	(1.18)

Total dividends and distributions	(8.16)		(2.89)	(1.37)	(1.76)	(1.18)

Net asset value, end of year	$10.06		$17.61	$10.54	$8.86	$10.97

Total return	3.04%		96.08%	34.79%	(4.56)%	24.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$360,628		$431,002	$328,235	$263,372	$291,296
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%		0.90%	0.90%	0.90%	0.90%
Before waivers and reimbursements (f)	0.96%		0.99%	0.99%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.25	)%(bb)	(0.24)%	0.15%	(0.13)%	(0.17)%
Before waivers and reimbursements (f)	(0.31	)%(bb)	(0.33)%	0.06%	(0.21)%	(0.25)%
Portfolio turnover rate^	102%		102%	73%	62%	51%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $(0.10) and $(0.06) for Class IB and Class K respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.03% lower.

See Notes to Financial Statements.

1292

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	4.01%	4.72%	3.67%
Portfolio – Class K Shares*	4.29	5.00	3.93
Bloomberg World Government Inflation-linked Bond Index	5.49	5.36	4.31

* Date of inception 2/8/13.

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.01% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Bloomberg World Government Inflation-linked Bond Index, which returned 5.49% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Exposure to eurozone breakeven inflation positioning added to Portfolio performance.

•	A relative overweight to U.S. breakeven inflation positioning contributed during the period.
•	Select holdings of securitized credit were also additive.

•	Currency exposure was partially facilitated through the use of currency forwards, which added to performance.

What hurt performance during the year:

•	Underweighting U.K. breakeven inflation positioning detracted from performance relative to the benchmark.

•	Interest rate strategies in the U.S. and Europe, including duration, curve positioning, and security selection, detracted from Portfolio performance.

•	Exposure to Danish mortgages also detracted.

Portfolio Positioning and Outlook

Pacific Investment Management Company, LLC

Peak fiscal policy support, and therefore peak real gross domestic product (GDP) growth, was likely realized in 2021, and the global economy now appears to be rapidly progressing toward late-cycle dynamics. Monetary policy in most regions has shifted course toward normalization. Frictions in both goods and labor markets have spurred inflation. Our base case has global inflation peaking by the first quarter and then moderating closer to central bank targets by the end of 2022, and we are closely monitoring upside risks to that view. Risk premiums and yields do not reflect potential downside scenarios, in our view, which warrants caution and a rigorous approach to portfolio construction.

We seek credit exposure from diversified sources, including non-agency U.S. mortgages, select COVID-19 recovery themes, and single-name opportunities. We have a constructive view on global equities, but are preparing for late-cycle dynamics, with greater focus on security selection.

On emerging market (EM) local and external debt, we are mindful of a number of risks of investing in the volatile asset class, especially amid tighter monetary policy in the U.S. We are nonetheless intrigued by a number of factors that give EM appeal in the context of a diversified portfolio and our preference for a reduced footprint in cash corporate credit instruments. On emerging markets currencies, we see a few opportunities and we view them as relatively liquid expressions for the EM asset class.

We expect markets to be more volatile than usual, and that will require frequent reassessments of portfolio factor exposures. We take a long-term view, while recognizing the need for continuous assessment of near-term circumstances.

1293

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	12.98
Weighted Average Coupon (%)	0.81
Weighted Average Effective Duration (Years)*	11.84
Weighted Average Rating**	AA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	% of Net Assets
Foreign Government Securities	67.2%
U.S. Treasury Obligations	50.5
Financials	9.0
Asset-Backed Securities	1.9
Collateralized Mortgage Obligations	1.6
Commercial Mortgage-Backed Securities	0.1
Options Purchased	0.0 #
Cash and Other	(30.3)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the

Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,042.10	$4.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.55	4.70
Class K
Actual	1,000.00	1,044.80	3.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.81	3.43

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.92% and 0.67%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1294

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (1.9%)
Atlas Senior Loan Fund Ltd., Series 2017-8A A 1.272%, 1/16/30(l)§	$300,000	$299,276
CIT Mortgage Loan Trust, Series 2007-1 1M1 1.603%, 10/25/37(l)§	200,000	201,291
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE4 M3 0.792%, 10/25/35(l)	100,000	96,006
Countrywide Asset-Backed Certificates,
Series 2004-ECC1 M2 1.152%, 9/25/34(l)	28,283	28,118
Series 2007-1 1A 0.242%, 7/25/37(l)	82,136	77,286
Series 2007-6 1A 0.302%, 9/25/37(l)	16,642	15,937
Series 2007-8 1A1 0.292%, 11/25/37(l)	172,279	162,610
Credit-Based Asset Servicing & Securitization LLC, Series 2007-CB6 A3 0.312%, 7/25/37(l)§	329,711	266,972
CWABS, Inc. Asset-backed Certificates, Series 2007-12 1A1 0.842%, 8/25/47(l)	43,901	43,102
Greystone Commercial Real Estate Notes Ltd., Series 2019-FL2 A 1.290%, 9/15/37(l)§	100,000	100,031
GSAA Trust, Series 2006-7 AF4A 6.720%, 3/25/46(e)	22,758	16,038
Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-A 1A 0.322%, 4/25/37(l)	23,631	19,948
HSI Asset Securitization Corp. Trust, Series 2007-WF1 1A1 0.262%, 5/25/37(l)	9,066	9,001
Lehman XS Trust, Series 2007-20N A1 1.253%, 12/25/37(l)	154,068	161,033
LoanCore Issuer Ltd., Series 2019-CRE2 A 1.240%, 5/15/36(l)§	37,661	37,620
Long Beach Mortgage Loan Trust, Series 2006-7 2A2 0.222%, 8/25/36(l)	71,752	35,175
MASTR Asset-Backed Securities Trust, Series 2006-WMC4 A5 0.252%, 10/25/36(l)	117,099	49,621
Mountain View CLO X Ltd., Series 2015-10A AR 0.942%, 10/13/27(l)§	87,005	87,005
New Century Home Equity Loan Trust, Series 2004-4 M1 0.867%, 2/25/35(l)	60,219	59,186
Option One Mortgage Loan Trust, Series 2004-3 M2 0.957%, 11/25/34(l)	15,165	14,865
Palmer Square Loan Funding Ltd., Series 2019-4A A1 1.024%, 10/24/27(l)§	199,096	199,106
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-HE1 A2C 0.422%, 7/25/36(l)	174,034	79,878
Series 2006-HE2 A2C 0.402%, 7/25/36(l)	51,009	27,263
Soundview Home Loan Trust,
Series 2007-OPT1 1A1 0.302%, 6/25/37(l)	118,054	99,748
Series 2007-OPT2 2A3 0.283%, 7/25/37(l)	61,795	58,836
STWD Ltd., Series 2019-FL1 A 1.244%, 7/15/38(l)§	300,000	299,906
TICP CLO III-2 Ltd., Series 2018-3R A 0.971%, 4/20/28(l)§	149,898	149,905

Total Asset-Backed Securities		2,694,763

Collateralized Mortgage Obligations (1.6%)
Alternative Loan Trust,
Series 2005-29CB A4 5.000%, 7/25/35	40,262	30,111
Series 2006-HY11 A1 0.342%, 6/25/36(l)	91,601	90,589
Series 2007-1T1 1A1 6.000%, 3/25/37	154,887	85,507
Series 2007-4CB 1A35 6.000%, 4/25/37	36,522	36,735
Alternative Loan Trust Resecuritization, Series 2008-2R 1A1 6.000%, 8/25/37(l)	48,395	48,565
Angel Oak Mortgage Trust, Series 2020-4 A1 1.469%, 6/25/65(l)§	121,823	121,613
CHL Mortgage Pass-Through Trust, Series 2007-1 A1 6.000%, 3/25/37	50,595	35,965
Citigroup Mortgage Loan Trust, Series 2007-AR4 1A1A 3.173%, 3/25/37(l)	59,775	59,954
Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2 1CB1 5.500%, 8/25/34	6,627	6,748
CSMC Trust, Series 2007-4R 1A1 5.692%, 10/26/36(l)§	3,844	3,743
Series 2015-3R 5A2 0.253%, 9/29/36(l)§	154,706	151,969
DSLA Mortgage Loan Trust,
Series 2005-AR6 2A1A 0.684%, 10/19/45(l)	44,319	43,446
GNMA,
Series 2016-H17 FC 0.911%, 8/20/66(l)	186,281	188,822

See Notes to Financial Statements.

1295

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
GSR Mortgage Loan Trust,
Series 2004-12 3A6 2.438%, 12/25/34(l)		$4,868	$4,927
Series 2005-AR4 6A1 3.022%, 7/25/35(l)		26,106	27,021
Hawksmoor Mortgages,
Series 2019-1A A 1.097%, 5/25/53(l)§	GBP	285,954	387,888
Homeward Opportunities Fund I Trust,
Series 2020-2 A1 1.657%, 5/25/65(l)§		$95,964	95,987
JP Morgan Alternative Loan Trust,
Series 2006-A1 1A1 0.562%, 3/25/36(l)		73,196	71,663
JP Morgan Mortgage Trust,
Series 2005-A2 5A2 2.259%, 4/25/35(l)		8,558	9,149
Lehman Mortgage Trust,
Series 2005-3 4A1 5.147%, 1/25/36(l)		9,383	9,644
New Residential Mortgage Loan Trust,
Series 2018-3A A1 4.500%, 5/25/58(l)§		49,355	52,552
RALI Trust,
Series 2007-QH8 A 1.011%, 10/25/37(l)		33,844	33,446
Residential Asset Securitization Trust,
Series 2006-A10 A5 6.500%, 9/25/36		120,807	65,062
Residential Mortgage Securities 32 plc,
Series 32A A 1.298%, 6/20/70(l)§	GBP	161,558	220,424
Sequoia Mortgage Trust,
Series 6 A 0.744%, 4/19/27(l)		$62,291	61,191
Stratton Mortgage Funding plc,
Series 2019-1 A 1.247%, 5/25/51(l)(m)	GBP	224,896	305,097
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
Series 2006-5 2CB1 6.000%, 7/25/36		$27,710	24,683

Total Collateralized Mortgage Obligations			2,272,501

Commercial Mortgage-Backed Securities (0.1%)
AREIT Trust,
Series 2020-CRE4 A 2.784%, 4/15/37(l)§		54,023	54,046
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2019-FL12 A 2.450%, 12/15/31(l)§		141,981	140,375

Total Commercial Mortgage-Backed Securities			194,421

Corporate Bonds (9.0%)
Financials (9.0%)
Banks (0.6%)
Nordea Kredit Realkreditaktieselskab 0.500%, 10/1/53	DKK	2,777,315	381,499
1.500%, 10/1/53		100,000	14,784
Series cc2 1.000%, 10/1/50(m)		3,199,091	465,729
Series CC2 0.500%, 10/1/43		289,918	41,602

			903,614

Consumer Finance (0.2%)
Ford Motor Credit Co. LLC 3.550%, 10/7/22		200,000	202,250

Thrifts & Mortgage Finance (8.2%)
Jyske Realkredit A/S
Series CCE 0.500%, 10/1/43	DKK	677,706	97,192
1.000%, 10/1/50(m)		266,824	38,945
Series CCE. 1.000%, 10/1/50		8,897,497	1,284,660
1.000%, 10/1/53		2,188,249	310,147
Nykredit Realkredit A/S 2.000%, 10/1/53(m)		1,900,000	291,887
Series 01E 0.500%, 10/1/43(m)		3,576,965	512,590
0.500%, 10/1/53(m)		1,388,845	190,792
1.000%, 10/1/53(m)		4,368,239	619,224
Series 01E 1.000%, 10/1/53(m)		8,218,008	1,183,251
Series 01EE 1.000%, 10/1/50(m)		10,319,303	1,487,529
1.500%, 10/1/53(m)		2,094,414	309,319
Series CCE 1.000%, 10/1/50(m)		13,526,748	1,965,387
Realkredit Danmark A/S 1.000%, 10/1/53(m)		5,771,531	820,134
Series 23S 1.500%, 10/1/53(m)		1,000,000	149,685
Series 27S 1.500%, 10/1/53(m)		7,491,946	1,107,461
Series CCS 1.000%, 10/1/50(m)		7,900,000	1,151,909

			11,520,112

Total Financials			12,625,976

Total Corporate Bonds			12,625,976

Foreign Government Securities (67.2%)
Argentine Republic
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.00%), 36.165%, 4/3/22(k)(r)	ARS	250,000	1,214
Bonos and Obligaciones del Estado 1.000%, 10/31/50(m)	EUR	400,000	412,155
1.450%, 10/31/71(m)		100,000	98,012

See Notes to Financial Statements.

1296

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Bonos de la Tesoreria 5.940%, 2/12/29	PEN	400,000	$102,583
6.150%, 8/12/32		600,000	151,036
Buoni Poliennali del Tesoro 2.600%, 9/15/23 TIPS(m)	EUR	757,834	937,866
2.350%, 9/15/24 TIPS(m)		616,775	783,560
1.400%, 5/26/25 TIPS(m)		3,419,901	4,227,919
1.300%, 5/15/28 TIPS(m)		3,151,498	4,107,746
0.400%, 5/15/30 TIPS(m)		5,581,695	6,903,461
2.550%, 9/15/41 TIPS(m)		478,827	852,442
Canada Government Bond 3.000%, 12/1/36 TIPS	CAD	698,757	827,617
2.000%, 12/1/41 TIPS		258,828	293,989
1.500%, 12/1/44 TIPS		161,861	175,824
1.250%, 12/1/47 TIPS		466,971	499,643
0.500%, 12/1/50 TIPS		276,863	257,926
Commonwealth of Australia 1.250%, 2/21/22 TIPS(m)	AUD	1,294,272	944,132
3.000%, 9/20/25 TIPS(m)		2,762,098	2,321,812
1.250%, 8/21/40 TIPS(m)		335,940	303,252
French Republic 1.100%, 7/25/22 TIPS(m)	EUR	2,065,729	2,426,954
0.250%, 7/25/24 TIPS(m)		1,326,496	1,624,481
0.100%, 3/1/25 TIPS(m)		703,463	856,904
0.100%, 3/1/26 TIPS(m)		2,200,000	2,751,081
1.850%, 7/25/27 TIPS(m)		1,512,238	2,129,267
0.100%, 7/25/31 TIPS(m)		415,473	559,037
0.100%, 7/25/36 TIPS(m)		1,755,281	2,473,750
1.800%, 7/25/40 TIPS(m)		498,500	945,303
Series OATe 0.100%, 3/1/29 TIPS(m)		1,885,200	2,463,669
Series OATi 0.100%, 3/1/28 TIPS(m)		851,259	1,091,666
Japan Government Bond CPI Linked 0.100%, 3/10/26 TIPS	JPY	132,600,000	1,185,228
0.100%, 3/10/28 TIPS		223,042,600	2,005,272
0.100%, 3/10/29 TIPS		230,564,070	2,081,913
0.005%, 3/10/31 TIPS		60,589,200	547,099
Series 20 0.100%, 3/10/25 TIPS		13,273,000	118,120
Kingdom of Denmark 0.100%, 11/15/23 TIPS	DKK	3,223,263	517,477
Kingdom of Spain 1.000%, 11/30/30 TIPS(m)	EUR	1,140,986	1,583,548
0.700%, 11/30/33 TIPS(m)		106,863	148,563
Kingdom of Sweden 0.250%, 6/1/22 TIPS(m)	SEK	700,000	87,051
1.000%, 6/1/25 TIPS(m)		4,300,000	584,774
0.125%, 6/1/26 TIPS		6,950,000	930,649
0.125%, 12/1/27 TIPS		500,000	68,662
Mexican Udibonos 4.500%, 11/22/35 TIPS	MXN	2,132,913	119,163
New Zealand Government Bond 2.000%, 9/20/25 TIPS(m)	NZD	461,960	340,909
2.500%, 9/20/35 TIPS(m)		112,730	95,137
2.500%, 9/20/40 TIPS(m)		330,780	294,079
U.K. Treasury Bonds 0.125%, 1/30/26(m)(z)	GBP	1,900,000	2,509,432
0.375%, 10/22/26(m)(z)		2,700,000	3,578,935
0.625%, 10/22/50(m)(z)		200,000	238,206
0.500%, 10/22/61(m)(z)		400,000	458,236
U.K. Treasury Inflation Linked Bonds 1.875%, 11/22/22 TIPS(m)		379,272	546,167
2.500%, 7/17/24 TIPS(m)		130,000	643,994
0.125%, 8/10/28 TIPS(m)		893,877	1,503,927
0.125%, 8/10/31 TIPS(m)		1,859,667	3,388,842
1.250%, 11/22/32 TIPS(m)		1,551,874	3,225,650
0.125%, 11/22/36 TIPS(m)		299,979	618,349
0.625%, 3/22/40 TIPS(m)		288,193	679,669
0.125%, 8/10/41 TIPS(m)		278,518	633,533
0.625%, 11/22/42 TIPS(m)		220,273	554,186
0.125%, 3/22/44 TIPS(m)		1,287,017	3,043,555
0.125%, 3/22/46 TIPS(m)		1,160,668	2,853,008
0.750%, 11/22/47 TIPS(m)		1,126,270	3,225,672
0.125%, 8/10/48 TIPS(m)		544,994	1,413,129
0.500%, 3/22/50 TIPS(m)		43,862	126,396
0.125%, 3/22/51 TIPS(m)		212,165	576,260
0.250%, 3/22/52 TIPS(m)		812,068	2,309,673
1.250%, 11/22/55 TIPS(m)		553,187	2,077,626
0.125%, 11/22/56 TIPS(m)		359,253	1,083,560
0.125%, 3/22/58 TIPS(m)		270,683	840,256
0.375%, 3/22/62 TIPS(m)		448,497	1,600,571
0.125%, 11/22/65 TIPS(m)		616,972	2,262,926
0.125%, 3/22/68 TIPS(m)		424,831	1,678,806
Series 3MO 0.125%, 3/22/24 TIPS(m)		257,405	381,050

Total Foreign Government Securities			94,283,559

U.S. Treasury Obligations (50.5%)
U.S. Treasury Inflation Linked Bonds 2.375%, 1/15/25 TIPS(z)		$1,892,869	2,155,635
2.000%, 1/15/26 TIPS(v)		412,491	477,306
1.750%, 1/15/28 TIPS		1,184,273	1,420,939
3.875%, 4/15/29 TIPS		841,240	1,171,220
2.125%, 2/15/40 TIPS		537,466	819,803
2.125%, 2/15/41 TIPS		1,149,348	1,776,389
0.750%, 2/15/42 TIPS		1,579,037	1,992,073
0.625%, 2/15/43 TIPS(v)		330,833	410,422
1.375%, 2/15/44 TIPS(z)		1,815,773	2,584,312
0.750%, 2/15/45 TIPS		1,679,635	2,156,370
1.000%, 2/15/46 TIPS(z)		2,194,562	2,990,078
0.875%, 2/15/47 TIPS		139,789	188,496
1.000%, 2/15/48 TIPS		566,423	789,629
0.125%, 2/15/51 TIPS		594,927	700,527
U.S. Treasury Inflation Linked Notes 0.125%, 4/15/22 TIPS(z)		5,101,973	5,176,864
0.125%, 1/15/23 TIPS(z)		4,044,195	4,176,841
0.625%, 1/15/24 TIPS		474,160	504,760
0.500%, 4/15/24 TIPS		1,952,073	2,081,038
0.125%, 10/15/24 TIPS(z)		2,048,295	2,187,269
0.250%, 1/15/25 TIPS		934,208	1,000,664
0.125%, 4/15/25 TIPS		1,070,800	1,145,500
0.125%, 10/15/25 TIPS		213,196	229,868
0.625%, 1/15/26 TIPS(z)		2,537,607	2,786,647

See Notes to Financial Statements.

1297

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
0.125%, 4/15/26 TIPS	$632,808	$682,750
0.125%, 7/15/26 TIPS	1,303,896	1,415,871
0.125%, 10/15/26 TIPS	607,314	660,463
0.375%, 1/15/27 TIPS(z)	2,610,646	2,871,426
0.375%, 7/15/27 TIPS	667,113	740,912
0.500%, 1/15/28 TIPS(z)	2,781,970	3,114,763
0.750%, 7/15/28 TIPS(z)	2,776,738	3,181,471
0.875%, 1/15/29 TIPS	1,281,606	1,482,381
0.250%, 7/15/29 TIPS(z)	2,560,518	2,862,302
0.125%, 1/15/30 TIPS(z)	4,730,176	5,237,971
0.125%, 7/15/30 TIPS	571,753	638,721
0.125%, 1/15/31 TIPS	1,190,011	1,330,144
0.125%, 7/15/31 TIPS	6,841,961	7,678,745

Total U.S. Treasury Obligations		70,820,570

Total Long-Term Debt Securities (130.3%) (Cost $165,565,626)		182,891,790

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Put Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
1 Year Mid-Curve 3 Month SONIA Index 03/11/2022 at GBP 98.90, American Style Notional Amount: GBP 8,000,000 Exchange Traded*	32	10,287

Total Options Purchased (0.0%) (Cost $17,260)		10,827

Total Investments in Securities (130.3%) (Cost $165,582,886)		182,902,077
Other Assets Less Liabilities (-30.3%)		(42,513,903)

Net Assets (100%)		$140,388,174

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $2,869,709 or 2.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond—Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2021.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $94,999,083 or 67.7% of net assets.

(r)	Value determined using significant unobservable inputs.
(v)	All, or a portion of security held by broker as collateral for swaps, with a total collateral value of $604,421
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLO	— Collateralized Loan Obligation
CPI	— Consumer Price Index
DKK	— Denmark Krone
EUR	— European Currency Unit
EURIBOR	— Euro Interbank Offered Rate
GBP	— British Pound
GNMA	— Government National Mortgage Association
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Sol
SEK	— Swedish Krona
SONIA	— Sterling Over Night Index Average
SGD	— Singapore Dollar
TIPS	— Treasury Inflation Protected Security
TRY	— Turkish New Lira
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Argentina	0.0%#
Australia	2.6
Canada	1.5
Cayman Islands	0.8
Denmark	9.2
France	12.3
Italy	12.7
Japan	4.2
Mexico	0.1
New Zealand	0.5
Peru	0.2
Spain	1.6
Sweden	1.2
United Kingdom	30.6
United States	52.8
Cash and Other	(30.3)

100.0%

#	Percent shown is less than 0.05%.

See Notes to Financial Statements.

1298

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-Bund	10	3/2022	EUR	1,951,048	(29,632)
U.S. Treasury 5 Year Note	113	3/2022	USD	13,670,352	(151)
3 Month Euro EURIBOR	36	3/2023	EUR	10,264,431	(9,228)
3 Month SONIA Index	26	12/2022	GBP	8,694,698	(1,153)

					(40,164)

Short Contracts
Euro-Bobl	(77)	3/2022	EUR	(11,680,418)	89,171
Euro-BTP	(21)	3/2022	EUR	(3,514,789)	82,589
Euro-Buxl	(19)	3/2022	EUR	(4,472,096)	197,512
Euro-OAT	(1)	3/2022	EUR	(185,746)	2,464
Euro-Schatz	(224)	3/2022	EUR	(28,570,339)	55,692
Japan 10 Year Bond	(2)	3/2022	JPY	(2,635,660)	6,512
Long Gilt	(27)	3/2022	GBP	(4,564,577)	26,900
U.S. Treasury 2 Year Note	(13)	3/2022	USD	(2,836,234)	5,772
U.S. Treasury 10 Year Note	(10)	3/2022	USD	(1,304,688)	(8,139)
U.S. Treasury 10 Year Ultra Note	(14)	3/2022	USD	(2,050,125)	(29,441)
U.S. Treasury Long Bond	(24)	3/2022	USD	(3,850,500)	(25,535)
U.S. Treasury Ultra Bond	(8)	3/2022	USD	(1,577,000)	(4,449)
3 Month SONIA Index	(24)	12/2023	GBP	(8,014,505)	12,575

					411,623

					371,459

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
BRL	535,000	USD	94,025	Credit Suisse**	1/4/2022	2,026
EUR	100,000	USD	113,491	Deutsche Bank AG	1/4/2022	359
JPY	666,502,575	USD	5,787,874	Barclays Bank plc	1/5/2022	6,328
USD	5,872,630	JPY	666,300,000	Barclays Bank plc	1/5/2022	80,189
AUD	993,000	USD	707,877	JPMorgan Chase Bank	1/7/2022	14,586
GBP	5,000,000	USD	6,758,939	Deutsche Bank AG	1/7/2022	8,768
NOK	6,405,000	USD	706,979	Deutsche Bank AG	1/7/2022	20,278
USD	119,157	JPY	13,500,000	Goldman Sachs Bank USA	1/7/2022	1,794
USD	25,763	MXN	525,000	Goldman Sachs Bank USA	1/21/2022	197
DKK	6,415,000	USD	978,238	Deutsche Bank AG	4/1/2022	5,694
USD	4,130,707	DKK	26,160,895	Bank of America	4/1/2022	118,154
USD	5,904,602	DKK	37,810,000	Goldman Sachs Bank USA	4/1/2022	105,313
USD	328,357	DKK	2,095,000	JPMorgan Chase Bank	4/1/2022	7,026
USD	318,078	PEN	1,285,545	Bank of America**	7/26/2022	469

Total unrealized appreciation						371,181

USD	94,725	BRL	535,000	Goldman Sachs Bank USA**	1/4/2022	(1,326)
USD	808,552	EUR	714,000	Bank of America	1/4/2022	(4,337)
USD	36,356,804	EUR	32,252,257	Barclays Bank plc	1/4/2022	(362,391)
USD	379,895	EUR	335,000	JPMorgan Chase Bank	1/4/2022	(1,502)
USD	1,656,719	SEK	15,010,000	Barclays Bank plc	1/4/2022	(4,377)
USD	292,397	AUD	410,000	Bank of America	1/7/2022	(5,901)
USD	3,229,188	AUD	4,508,957	JPMorgan Chase Bank	1/7/2022	(51,331)
USD	995,920	CAD	1,273,000	Bank of America	1/7/2022	(10,443)

See Notes to Financial Statements.

1299

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	815,494	CAD	1,039,000	Goldman Sachs Bank USA	1/7/2022	(5,880)
USD	814,734	CAD	1,033,429	JPMorgan Chase Bank	1/7/2022	(2,237)
USD	794,864	GBP	597,000	Bank of America	1/7/2022	(13,200)
USD	2,253,745	GBP	1,691,000	Barclays Bank plc	1/7/2022	(35,094)
USD	41,650,847	GBP	31,308,000	Goldman Sachs Bank USA	1/7/2022	(725,827)
USD	291,814	NZD	431,000	Deutsche Bank AG	1/7/2022	(3,369)
USD	1,143,427	NZD	1,686,000	JPMorgan Chase Bank	1/7/2022	(11,278)
USD	93,393	BRL	535,000	Credit Suisse**	2/2/2022	(1,982)
USD	36,744,068	EUR	32,292,545	Barclays Bank plc	2/2/2022	(43,050)
USD	5,787,874	JPY	666,375,205	Barclays Bank plc	2/2/2022	(6,543)
USD	1,657,831	SEK	15,006,448	Barclays Bank plc	2/2/2022	(3,259)
USD	92,661	MXN	1,923,000	Goldman Sachs Bank USA	2/18/2022	(529)
DKK	865,000	USD	135,338	Goldman Sachs Bank USA	4/1/2022	(2,664)
USD	2,325,886	DKK	15,235,000	Bank of America	4/1/2022	(10,856)
USD	239,216	DKK	1,575,000	Barclays Bank plc	4/1/2022	(2,357)
USD	435,301	DKK	2,855,000	Deutsche Bank AG	4/1/2022	(2,599)
USD	831,110	DKK	5,465,000	Goldman Sachs Bank USA	4/1/2022	(7,111)
USD	87,525	DKK	575,000	JPMorgan Chase Bank	4/1/2022	(669)

Total unrealized depreciation						(1,320,112)

Net unrealized depreciation						(948,931)

**	Non-deliverable forward.

Written Call Options Contracts as of December 31, 2021 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
3 Month EURIBOR	Exchange Traded	41	EUR (10,250,000)	EUR 100.63	9/19/2022	(875)

						(875)

Written Put Options Contracts as of December 31, 2021 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
1 Year Mid-Curve 3 Month SONIA Index	Exchange Traded	25	GBP (6,250,000)	GBP 98.70	3/11/2022	(10,575)
1 Year Mid-Curve 3 Month SONIA Index	Exchange Traded	25	GBP (6,250,000)	GBP 99.10	3/11/2022	(2,961)
2 Year Mid-Curve 3 Month SONIA Index	Exchange Traded	32	GBP (8,000,000)	GBP 98.90	3/11/2022	(8,392)

						(21,928)

Total Written Options Contracts (Premiums Received ($41,444))						(22,803)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): ARS 102,028, AUD 15,205, BRL 96,440, CAD 244, DKK 724, EUR 398,035, GBP 109,428, JPY 9,398, MXN 6,836, NOK 322, NZD 2,496, PEN 53,491, SEK 205, SGD 322 and TRY 12.

See Notes to Financial Statements.

1300

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$2,694,763	$—	$2,694,763
Collateralized Mortgage Obligations	—	2,272,501	—	2,272,501
Commercial Mortgage-Backed Securities	—	194,421	—	194,421
Corporate Bonds
Financials	—	12,625,976	—	12,625,976
Foreign Government Securities	—	94,282,345	1,214	94,283,559
Forward Currency Contracts	—	371,181	—	371,181
Futures	479,187	—	—	479,187
Options Purchased
Put Options Purchased	10,287	—	—	10,287
U.S. Treasury Obligations	—	70,820,570	—	70,820,570

Total Assets	$489,474	$183,261,757	$1,214	$183,752,445

Liabilities:
Forward Currency Contracts	$—	$(1,320,112)	$—	$(1,320,112)
Futures	(107,728)	—	—	(107,728)
Options Written
Call Options Written	(875)	—	—	(875)
Put Options Written	(21,928)	—	—	(21,928)

Total Liabilities	$(130,531)	$(1,320,112)	$—	$(1,450,643)

Total	$358,943	$181,941,645	$1,214	$182,301,802

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$489,474	*
Foreign exchange contracts	Receivables	371,181

Total		$860,655

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(130,531	)*
Foreign exchange contracts	Payables	(1,320,112)

Total		$(1,450,643)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1301

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$129,838	$(516,617)	$—	$(386,779)
Foreign exchange contracts	—	—	4,513,125	4,513,125

Total	$129,838	$(516,617)	$4,513,125	$4,126,346

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(493)	$335,491	$—	$334,998
Foreign exchange contracts	—	—	556,214	556,214

Total	$(493)	$335,491	$556,214	$891,212

^ This Portfolio held forward foreign currency contracts, futures contracts and options contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $17,000 for eight months, forward foreign currency contracts with an average settlement value of approximately $154,504,000, and futures contracts with an average notional balance of approximately $79,438,000 during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received*	Net Amount Due from Counterparty
Bank of America	$118,623	$(44,737)	$(73,886)	$—
Barclays Bank plc	86,517	(86,517)	—	—
Credit Suisse	2,026	(1,982)	—	44
Deutsche Bank AG	35,099	(5,968)	—	29,131
Goldman Sachs Bank USA	107,304	(107,304)	—	—
JPMorgan Chase Bank	21,612	(21,612)	—	—

Total	$371,181	$(268,120)	$(73,886)	$29,175

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$44,737	$(44,737)	$—	$—
Barclays Bank plc	457,071	(86,517)	(280,647)	87,907
Credit Suisse	1,982	(1,982)	—	—
Deutsche Bank AG	5,968	(5,968)	—	—
Goldman Sachs Bank USA	743,337	(107,304)	(323,774)	312,259
JPMorgan Chase Bank	67,017	(21,612)	—	45,405

Total	$1,320,112	$(268,120)	$(604,421)	$447,571

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
*	The table above does not include the additional collateral received from the counterparty. Total additional collateral received is $88,534.

See Notes to Financial Statements.

1302

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Settle date of Sell Contract Borrowing Date	Buy contract Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BNP Paribas	0.13%	12/20/2021	1/4/2022	$(2,550,933)	$(2,550,022)
BNP Paribas	0.13	12/20/2021	1/4/2022	(2,948,406)	(2,947,643)
BNP Paribas	0.37	12/31/2021	2/7/2022	(2,509,406)	(2,510,040)
BNP Paribas	0.47	12/31/2021	2/7/2022	(452,064)	(452,003)
BNP Paribas	0.37	12/31/2021	2/7/2022	(236,192)	(236,106)
BNP Paribas	0.44	12/31/2021	2/7/2022	(3,579,301)	(3,579,511)
Credit Suisse	0.12	12/27/2021	1/3/2022	(499,790)	(499,595)
Credit Suisse	0.12	12/27/2021	1/3/2022	(3,092,566)	(3,092,363)
Credit Suisse	0.12	12/27/2021	1/3/2022	(2,851,176)	(2,851,116)
Credit Suisse	0.12	12/27/2021	1/3/2022	(2,772,604)	(2,772,355)
Credit Suisse	0.12	12/27/2021	1/3/2022	(4,177,663)	(4,177,661)
Credit Suisse	0.12	12/27/2021	1/3/2022	(2,853,208)	(2,853,081)
Credit Suisse	0.12	12/27/2021	1/3/2022	(5,181,180)	(5,181,176)
Credit Suisse	0.12	12/27/2021	1/3/2022	(3,162,124)	(3,161,787)
Credit Suisse	0.12	12/27/2021	1/3/2022	(2,179,799)	(2,179,800)
Credit Suisse	0.12	12/27/2021	1/3/2022	(5,221,368)	(5,221,373)

					(44,265,632)

(1)	The average amount of borrowings while outstanding for 365 days during the year ended December 31, 2021, was approximately
$27,824,000	at a weighted average interest rate of 0.08%.
(2)	Payable for sale-buyback transactions includes $(2,148) of deferred price drop on sale-buyback transactions.

	December 31, 2021
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$(5,997,260)	$—	$—	$(5,997,260)
U.S. Treasury Notes	—	(31,490,712)	—	—	(31,490,712)
Foreign Governments	—	—	(6,777,660)	—	(6,777,660)

Total Borrowings	$—	$(37,487,972)	$(6,777,660)	$—	$(44,265,632)

Gross amount of recognized liabilities for sale-buybacks					$(44,265,632)

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2021:

	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale- buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
Counterparty
BNP Paribas	$(12,275,325)	$10,586,993	$—	$(1,688,332)
Credit Suisse	(31,990,307)	32,096,864	—	106,557

	$(44,265,632)	$42,683,857	$—	$(1,581,775)

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

See Notes to Financial Statements.

1303

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$173,376,806
Long-term U.S. government debt securities	23,821,707

$197,198,513

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$160,657,474
Long-term U.S. government debt securities	19,419,350

$180,076,824

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,813,537
Aggregate gross unrealized depreciation	(3,337,432)

Net unrealized appreciation	$16,476,105

Federal income tax cost of investments in securities and derivative instruments, if applicable	$165,825,697

See Notes to Financial Statements.

1304

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $165,582,886)	$182,902,077
Cash	1,287,677
Foreign cash (Cost $821,616)	795,186
Cash held as collateral at broker for futures	560,000
Receivable for securities sold	38,877,821
Unrealized appreciation on forward foreign currency contracts	371,181
Dividends, interest and other receivables	232,141
Due from broker for futures variation margin	87,615
Receivable for Portfolio shares sold	81,147
Other assets	462

Total assets	225,195,307

LIABILITIES
Payable for sale-buyback financing transactions	44,265,632
Payable for securities purchased	38,827,735
Unrealized depreciation on forward foreign currency contracts	1,320,112
Payable for return of cash collateral on forward foreign currency contracts	162,420
Investment management fees payable	54,061
Distribution fees payable – Class IB	24,471
Options written, at value (Premiums received $41,444)	22,803
Administrative fees payable	10,860
Payable for Portfolio shares redeemed	5,983
Trustees’ fees payable	379
Accrued expenses	112,677

Total liabilities	84,807,133

NET ASSETS	$140,388,174

Net assets were comprised of:
Paid in capital	$135,865,328
Total distributable earnings (loss)	4,522,846

Net assets	$140,388,174

Class IB
Net asset value, offering and redemption price per share, $115,130,726 / 11,839,075 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.72

Class K
Net asset value, offering and redemption price per share, $25,257,448 / 2,581,153 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.79

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$3,716,214
Dividends	2

Total income	3,716,216

EXPENSES
Investment management fees	783,639
Distribution fees – Class IB	263,110
Administrative fees	119,896
Professional fees	84,888
Custodian fees	56,900
Interest expense	24,115
Printing and mailing expenses	20,505
Trustees’ fees	3,794
Miscellaneous	16,749

Gross expenses	1,373,596
Less: Waiver from investment manager	(237,753)

Net expenses	1,135,843

NET INVESTMENT INCOME (LOSS)	2,580,373

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,063,811
Futures contracts	(516,617)
Forward foreign currency contracts	4,513,125
Foreign currency transactions	(491,906)
Options written	141,669

Net realized gain (loss)	4,710,082

Change in unrealized appreciation (depreciation) on:
Investments in securities	(2,803,021)
Futures contracts	335,491
Forward foreign currency contracts	556,214
Foreign currency translations	42,952
Options written	15,024

Net change in unrealized appreciation (depreciation)	(1,853,340)

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,856,742

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,437,115

See Notes to Financial Statements.

1305

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,580,373	$(544,347)
Net realized gain (loss)	4,710,082	(1,131,904)
Net change in unrealized appreciation (depreciation)	(1,853,340)	12,167,111

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,437,115	10,490,860

Distributions to shareholders:
Class IB	(9,490,190)	(996,611)
Class K	(2,189,431)	(233,510)

Total distributions to shareholders	(11,679,621)	(1,230,121)

Tax return of capital:
Class IB	(6,002,398)	—
Class K	(1,364,458)	—

Total	(7,366,856)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,541,315 and 2,478,106 shares, respectively ]	27,237,446	25,719,240
Capital shares issued in reinvestment of dividends and distributions [ 1,561,599 and 95,011 shares, respectively ]	15,492,588	996,611
Capital shares repurchased [ (1,181,580) and (1,260,348) shares, respectively ]	(12,616,911)	(12,910,371)

Total Class IB transactions	30,113,123	13,805,480

Class K
Capital shares sold [ 487,667 and 1,482,072 shares, respectively ]	5,251,686	15,420,464
Capital shares issued in reinvestment of dividends and distributions [ 355,135 and 22,109 shares, respectively ]	3,553,889	233,510
Capital shares repurchased [ (532,036) and (2,403,165) shares, respectively ]	(5,762,150)	(24,496,251)

Total Class K transactions	3,043,425	(8,842,277)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	33,156,548	4,963,203

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,547,186	14,223,942
NET ASSETS:
Beginning of year	120,840,988	106,617,046

End of year	$140,388,174	$120,840,988

See Notes to Financial Statements.

1306

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2021

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/(decrease) in net assets from operations	$5,437,115
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investments in securities	(281,666,975)
Proceeds from disposition of investments in securities	261,305,785
Proceeds from investment securities sold short	13,667,005
Covers of investment securities sold short	(13,667,005)
Decrease in payable for forward settling transactions	(48,420,452)
Decrease in receivable for forward settling transactions	31,631,338
Change in unrealized (appreciation) depreciation on investments in securities	2,803,021
Change in unrealized (appreciation) depreciation on options written	(15,024)
Change in unrealized (appreciation) depreciation on forward foreign currency contracts	(556,214)
Net realized (gain) loss on investments in securities	(1,063,812)
Net amortization (accretion) of income	(234,375)
Increase in premiums received on options written	28,202
Increase in investment management fees payable	23,747
Increase in distribution fees payable – Class IB	4,381
Decrease in due from broker for futures variation margin	1,393
Increase in administrative fees payable	1,303
Decrease in other assets	20
Decrease in trustees’ fees payable	(360)
Increase in dividends, interest and other receivables	(8,744)
Decrease in accrued expenses	(16,331)
Decrease in payable for return of cash collateral on forward foreign currency contracts	(87,580)

Net cash provided (used) by operating activities	(30,833,562)

Cash flows provided (used) by financing activities:
Proceeds from shares sold	32,454,865
Payment for shares repurchased	(18,621,389)
Proceeds from sale-buyback transactions	1,232,271,444
Payments on sale-buyback transactions	(1,232,186,371)
Increase in payable for sale-buyback financing transactions	17,873,850

Net cash provided (used) by financing activities	31,792,399

Net increase/(decrease) in cash	958,837

Cash, foreign currency and restricted cash:
Beginning of year	1,684,026

End of year	$2,642,863

Supplemental disclosure of cash flow information:

For the year ended December 31, 2021, the Portfolio paid $24,115 in interest expense and had reinvestments of dividends and distributions of $19,046,477.

Reconciliation of cash and restricted cash to the Statement of Assets and Liabilities:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Cash	$1,287,677	$693,069
Foreign cash	795,186	522,957
Cash held as collateral at broker for futures	560,000	468,000

Total cash, foreign cash and restricted cash shown in the statement of cash flows	$2,642,863	$1,684,026

See Notes to Financial Statements.

1307

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.78	$9.88	$9.47	$9.84	$9.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	(0.06)	(0.01)	0.08	0.12
Net realized and unrealized gain (loss)	0.21	1.08	0.78	(0.21)	0.16

Total from investment operations	0.42	1.02	0.77	(0.13)	0.28

Less distributions:
Dividends from net investment income	(0.56)	—	(0.35)	(0.24)	(0.10)
Distributions from net realized gains	(0.41)	(0.12)	(0.01)	—	—
Return of capital	(0.51)	—	—	—	(0.03)

Total dividends and distributions	(1.48)	(0.12)	(0.36)	(0.24)	(0.13)

Net asset value, end of year	$9.72	$10.78	$9.88	$9.47	$9.84

Total return	4.01%	10.33%	8.12%	(1.32)%	2.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$115,131	$96,173	$75,148	$63,475	$56,357
Ratio of expenses to average net assets:
After waivers and reimbursements (f)(g)	0.92%	1.05%	1.75%	1.54%	1.29%
Before waivers and reimbursements (f)(g)	1.10%	1.26%	1.93%	1.64%	1.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.94%	(0.56)%	(0.10)%	0.81%	1.21%
Before waivers and reimbursements (f)	1.76%	(0.76)%	(0.29)%	0.72%	0.98%
Portfolio turnover rate^	113%	245%	181%	66%	127%

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.87	$9.93	$9.51	$9.89	$9.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	(0.03)	0.02	0.10	0.14
Net realized and unrealized gain (loss)	0.22	1.09	0.79	(0.21)	0.17

Total from investment operations	0.45	1.06	0.81	(0.11)	0.31

Less distributions:
Dividends from net investment income	(0.61)	—	(0.38)	(0.27)	(0.10)
Distributions from net realized gains	(0.41)	(0.12)	(0.01)	—	—
Return of capital	(0.51)	—	—	—	(0.03)

Total dividends and distributions	(1.53)	(0.12)	(0.39)	(0.27)	(0.13)

Net asset value, end of year	$9.79	$10.87	$9.93	$9.51	$9.89

Total return	4.29%	10.68%	8.46%	(1.17)%	3.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$25,257	$24,668	$31,471	$28,342	$28,568
Ratio of expenses to average net assets:
After waivers and reimbursements (f)(g)	0.67%	0.80%	1.50%	1.29%	1.04%
Before waivers and reimbursements (f)(g)	0.85%	1.00%	1.68%	1.39%	1.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.13%	(0.28)%	0.16%	1.05%	1.45%
Before waivers and reimbursements (f)	1.94%	(0.48)%	(0.02)%	0.95%	1.23%
Portfolio turnover rate^	113%	245%	181%	66%	127%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)	Includes interest expense of 0.02%, 0.08%, 0.75%, 0.54% and 0.29% for the years ended 2021, 2020, 2019, 2018 and 2017 respectively for each class.

See Notes to Financial Statements.

1308

EQ/PIMCO REAL RETURN PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	5.37%	7.89%
Bloomberg U.S. TIPS Index	5.96	8.18

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.37% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Bloomberg U.S. TIPS Index, which returned 5.96% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Exposure to eurozone breakeven inflation positioning added to Portfolio performance.

•	A relative overweight to U.S. breakeven inflation positioning contributed during the period.

•	Select holdings of securitized credit were also additive.

•

Nominal interest rate strategies in the U.S. and the U.K. were partially facilitated through futures and options, which contributed to performance. While currency exposure was net negative for the period, it was partially facilitated through currency forwards, which were a contributor.

What hurt performance during the year:

•	Underweighting U.K. breakeven inflation positioning detracted from performance relative to the benchmark.

•	Interest rate strategies in the U.S., including duration, curve positioning, and security selection, detracted from Portfolio performance.

•	Breakeven inflation exposure in the U.S. and the U.K. was partially facilitated through interest rate swaps, which were a detractor during the period.

Portfolio Positioning and Outlook — Pacific

Investment Management Company, LLC

Peak fiscal policy support, and therefore peak real gross domestic product (GDP) growth, was likely realized in 2021, and the global economy now appears to be rapidly progressing toward late-cycle dynamics. Monetary policy in most regions has shifted course toward normalization. Frictions in both goods and labor markets have spurred inflation. Our base case has global inflation peaking by the first quarter and then moderating closer to central bank targets by the end of 2022, and we are closely monitoring upside risks to that view. Risk premiums and yields do not reflect potential downside scenarios, in our view, which warrants caution and a rigorous approach to portfolio construction.

We seek credit exposure from diversified sources, including non-agency U.S. mortgages, select COVID-19 recovery themes, and single-name opportunities. We have a constructive view on global equities, but are preparing for late-cycle dynamics, with greater focus on security selection.

On emerging market (EM) local and external debt, we are mindful of a number of risks of investing in the volatile asset class, especially amid tighter monetary policy in the U.S. We are nonetheless intrigued by a number of factors that give EM appeal in the context of a diversified portfolio and our preference for a reduced footprint in cash corporate credit instruments. On emerging markets currencies, we see a few opportunities and we view them as relatively liquid expressions for the EM asset class.

We expect markets to be more volatile than usual, and that will require frequent reassessments of portfolio factor exposures. We take a long-term view, while recognizing the need for continuous assessment of near-term circumstances.

1309

EQ/PIMCO REAL RETURN PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	6.58
Weighted Average Coupon (%)	0.93
Weighted Average Effective Duration (Years)*	7.58
Weighted Average Rating**	AA	+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	105.2%
U.S. Government Agency Securities	60.7
Foreign Government Securities	9.9
Mortgage-Backed Securities	3.5
Collateralized Mortgage Obligations	2.9
Asset-Backed Securities	2.9
Financials	0.7
Options Purchased	0.1
Energy	0.1
Commercial Mortgage-Backed Securities	0.0	#
Information Technology	0.0	#
Communication Services	0.0	#
Investment Companies	0.0	#
Cash and Other	(86.0)

	100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,035.60	$3.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.33	3.92

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.77%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1310

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (2.9%)
Argent Mortgage Loan Trust,
Series 2005-W1 A1 0.582%, 5/25/35(l)	$19,341	$17,847
Atlas Senior Loan Fund Ltd.,
Series 2017-8A A 1.272%, 1/16/30(l)§	300,000	299,276
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-HE1 M4 2.278%, 1/25/35(l)	309,016	310,493
C-BASS TRUST,
Series 2006-CB9 A1 0.162%, 11/25/36(l)	1,808	1,073
CIT Mortgage Loan Trust,
Series 2007-1 1A 1.453%, 10/25/37(l)§	11,387	11,469
Series 2007-1 1M1 1.603%, 10/25/37(l)§	200,000	201,291
Citigroup Mortgage Loan Trust,
Series 2007-AMC2 A3A 0.182%, 1/25/37(l)	3,879	3,306
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH3 A3 0.352%, 6/25/37(l)	8,800	8,790
Countrywide Asset-Backed Certificates,
Series 2006-19 2A3 0.352%, 3/25/37(l)	40,000	38,085
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB3 M4 1.153%, 6/25/35(l)	25,000	24,628
CWABS, Inc. Asset-backed Certificates,
Series 2007-12 1A1 0.842%, 8/25/47(l)	14,634	14,367
Ellington Loan Acquisition Trust,
Series 2007-1 A1 1.202%, 5/25/37(l)§	23,953	24,010
FHLMC Structured Pass-Through Certificates,
Series T-32 A1 0.363%, 8/25/31(l)	691	680
First Franklin Mortgage Loan Trust,
Series 2005-FF12 M2 0.808%, 11/25/36(l)	100,000	98,017
Fremont Home Loan Trust,
Series 2006-C 1A1 0.238%, 10/25/36(l)	34,473	33,022
GSAMP Trust,
Series 2007-FM1 A2A 0.173%, 12/25/36(l)	3,011	1,738
IndyMac INDB Mortgage Loan Trust,
Series 2006-1 A1 0.242%, 7/25/36(l)	19,223	7,004
Legacy Mortgage Asset Trust,
Series 2019-GS3 A1 3.750%, 4/25/59(e)§	65,914	66,105
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B M2 7.170%, 4/15/40(l)	35,150	26,552
Lehman XS Trust,
Series 2006-7 1A1A 0.422%, 5/25/36(l)	29,338	30,100
Series 2006-8 3A4 6.900%, 6/25/36(e)	17,681	17,730
Series 2007-20N A1 1.253%, 12/25/37(l)	34,235	35,783
LoanCore Issuer Ltd.,
Series 2019-CRE2 A 1.240%, 5/15/36(l)§	37,661	37,620
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM4 A2A 0.263%, 9/25/37(l)	877	425
Series 2007-HE2 A2A 0.342%, 2/25/37(l)	9,330	3,730
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-2 A1 0.152%, 11/25/36(l)	348	149
NovaStar Mortgage Funding Trust,
Series 2005-3 M2 0.808%, 1/25/36(l)	47,118	46,765
OZLM XXIV Ltd.,
Series 2019-24A A1AR 1.292%, 7/20/32(l)§	200,000	199,922
Palmer Square Loan Funding Ltd.,
Series 2019-4A A1 1.024%, 10/24/27(l)§	99,548	99,553
Park Place Securities, Inc.,
Series 2005-WCW1 M2 0.807%, 9/25/35(l)	32,024	31,887
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-WCW2 M3 1.152%, 10/25/34(l)	134,238	133,220
Series 2005-WHQ4 M2 0.837%, 9/25/35(l)	22,313	22,306
RAAC Trust,
Series 2006-SP3 M1 0.612%, 8/25/36(l)	3,245	3,240
Renaissance Home Equity Loan Trust,
Series 2002-3 A 0.862%, 12/25/32(l)	1,942	1,885
Saxon Asset Securities Trust,
Series 2007-3 1A 0.412%, 9/25/37(l)	46,978	46,183
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-HE1 A2C 0.422%, 7/25/36(l)	174,034	79,878
Series 2007-HE1 A2A 0.222%, 12/25/36(l)	10,670	3,244
SLM Student Loan Trust,
Series 2008-9 A 1.624%, 4/25/23(l)	66,574	66,945
Soundview Home Loan Trust,
Series 2006-NLC1 A1 0.162%, 11/25/36(l)§	1,804	692
Series 2007-WMC1 3A1 0.212%, 2/25/37(l)	557,596	192,774

See Notes to Financial Statements.

1311

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-7XS 2A1A 1.599%, 4/25/35(l)		$3,486	$3,482
STWD Ltd.,
Series 2019-FL1 A 1.244%, 7/15/38(l)§		200,000	199,938
THL Credit Wind River CLO Ltd.,
Series 2019-3A AR 1.204%, 4/15/31(l)§		200,000	199,927
Towd Point Mortgage Trust,
Series 2019-HY2 A1 1.102%, 5/25/58(l)§		36,684	36,977
United States Small Business Administration,
Series 2008-20H 1 6.020%, 8/1/28		5,606	6,086
Venture XX CLO Ltd.,
Series 2015-20A AR 0.944%, 4/15/27(l)§		35,979	35,979
Z Capital Credit Partners CLO Ltd.,
Series 2015-1A A1R 1.072%, 7/16/27(l)§		5,006	5,006

Total Asset-Backed Securities			2,729,179

Collateralized Mortgage Obligations (2.9%)
Alliance Bancorp Trust,
Series 2007-OA1 A1 0.342%, 7/25/37(l)		26,699	25,519
Alternative Loan Trust,
Series 2005-62 2A1 1.082%, 12/25/35(l)		1,010	926
Series 2006-OA11 A1B 0.482%, 9/25/46(l)		60,468	59,413
Series 2006-OA19 A1 0.284%, 2/20/47(l)		8,845	6,858
Series 2006-OC5 2A2B 0.322%, 6/25/46(l)		46	55
Series 2007-1T1 1A1 6.000%, 3/25/37		103,257	57,004
Series 2007-4CB 1A35 6.000%, 4/25/37		36,521	36,734
Series 2007-OA7 A1A 0.462%, 5/25/47(l)		3,685	3,528
American Home Mortgage Investment Trust,
Series 2005-2 4A1 1.746%, 9/25/45(l)		458	459
Banc of America Funding Trust,
Series 2006-A 1A1 2.603%, 2/20/36(l)		3,872	3,897
Series 2006-J 2A1 3.146%, 1/20/47(l)		82,035	80,412
Series 2006-J 4A1 3.417%, 1/20/47(l)		3,426	3,327
Banc of America Mortgage Trust,
Series 2005-E 2A1 2.491%, 6/25/35(l)		758	714
Series 2006-A 2A1 2.684%, 2/25/36(l)		4,364	4,321
Bear Stearns ALT-A Trust,
Series 2005-7 22A1 2.868%, 9/25/35(l)		23,181	17,403
Series 2006-2 23A1 3.293%, 3/25/36(l)		9,993	8,615
Bear Stearns ARM Trust,
Series 2004-10 13A1 2.668%, 1/25/35(l)		3,383	3,472
Series 2005-1 2A1 2.894%, 3/25/35(l)		5,257	5,267
Series 2005-9 A1 2.380%, 10/25/35(l)		5,588	5,714
Series 2006-2 3A2 3.004%, 7/25/36(l)		3,586	3,520
CHL Mortgage Pass-Through Trust,
Series 2005-19 1A6 5.500%, 8/25/35		926	815
Series 2006-6 A4 6.000%, 4/25/36		11,919	8,504
Series 2006-HYB3 3A1B 2.905%, 5/20/36(l)		2,278	2,351
Series 2007-1 A1 6.000%, 3/25/37		36,139	25,688
Citigroup Mortgage Loan Trust,
Series 2006-AR1 2A1 2.490%, 3/25/36(l)		5,598	5,598
Series 2007-10 22AA 3.152%, 9/25/37(l)		7,622	7,578
Series 2019-C A1 3.228%, 9/25/59(e)§		142,661	142,791
CSMC Mortgage-Backed Trust,
Series 2007-6 A1 6.420%, 10/25/37(l)		134,577	111,757
CSMC Trust,
Series 2007-4R 1A1 5.692%, 10/26/36(l)§		5,193	5,056
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB4 A1B1 0.203%, 10/25/36(l)		191	156
Eurosail-UK plc,
Series 2007-3X A3A 1.045%, 6/13/45(l)(m)	GBP	37,049	50,062
Series 2007-3X A3C 1.045%, 6/13/45(l)(m)		16,464	22,214
FHLMC,
Series 278 F1 0.560%, 9/15/42 STRIPS(l)		$76,969	76,938
FHLMC Structured Pass-Through Certificates,
Series T-62 1A1 1.282%, 10/25/44(l)		38,811	39,755
Series T-63 1A1 1.288%, 2/25/45(l)		11,952	12,135
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 2.078%, 6/25/34(l)		3,281	3,361
Series 2006-FA8 1A7 6.000%, 2/25/37		10,180	5,996

See Notes to Financial Statements.

1312

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1 2.773%, 8/25/35(l)		$4,312	$3,399
FNMA,
Series 2003-W8 3F2 0.453%, 5/25/42(l)		932	939
Series 2004-63 FA 0.252%, 8/25/34(l)		528	524
Series 2006-30 KF 0.542%, 5/25/36(l)		240	242
Series 2006-5 3A2 1.905%, 5/25/35(l)		3,436	3,493
Series 2007-63 FC 0.452%, 7/25/37(l)		108	109
GNMA,
Series 2017-H10 FB 1.029%, 4/20/67(l)		64,383	64,845
Series 2018-H15 FG 0.382%, 8/20/68(l)		118,070	116,117
GreenPoint Mortgage Funding Trust,
Series 2005-AR5 1A1 0.642%, 11/25/45(l)		5,697	5,194
Series 2006-AR4 A6A 0.463%, 9/25/46(l)		59,231	58,178
GreenPoint MTA Trust,
Series 2005-AR1 A2 0.542%, 6/25/45(l)		4,038	3,857
GSR Mortgage Loan Trust,
Series 2004-12 3A6 2.438%, 12/25/34(l)		3,651	3,695
Series 2005-AR1 1A1 2.568%, 1/25/35(l)		1,261	1,257
Series 2005-AR4 6A1 3.022%, 7/25/35(l)		2,797	2,895
Series 2005-AR6 2A1 2.851%, 9/25/35(l)		3,264	3,335
HarborView Mortgage Loan Trust,
Series 2005-13 2A11 0.664%, 2/19/36(l)		2,071	1,297
Series 2005-2 2A1A 0.544%, 5/19/35(l)		1,036	998
Series 2005-9 2A1A 0.784%, 6/20/35(l)		2,075	2,043
Hawksmoor Mortgages,
Series 2019-1A A 1.097%, 5/25/53(l)§	GBP	214,465	290,916
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1 2A1 2.901%, 11/25/35(l)		$1,125	1,107
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR10 2A2A 0.882%, 5/25/34(l)		347	322
Series 2004-AR11 2A 2.928%, 12/25/34(l)		1,687	1,747
Series 2005-AR14 1A1A 0.662%, 7/25/35(l)		4,343	3,513
JP Morgan Alternative Loan Trust,
Series 2006-A1 1A1 0.562%, 3/25/36(l)		169,605	166,054
Series 2006-A7 1A4 0.562%, 12/25/36(l)		31,380	30,608
JP Morgan Mortgage Trust,
Series 2005-A1 6T1 2.577%, 2/25/35(l)		1,592	1,600
Series 2005-A6 2A1 2.545%, 8/25/35(l)		2,601	2,640
Series 2005-A6 4A1 2.377%, 9/25/35(l)		329	313
Series 2005-A6 7A1 3.005%, 8/25/35(l)		2,264	2,109
Series 2007-A1 1A1 2.768%, 7/25/35(l)		2,391	2,452
Series 2007-A1 3A3 2.695%, 7/25/35(l)		3,240	3,292
Series 2008-R2 1A1 2.889%, 7/27/37(l)§		10,821	10,527
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 2.732%, 11/21/34(l)		2,089	2,112
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
Series 2001-TBC1 A1 0.810%, 11/15/31(l)		1,499	1,528
Merrill Lynch Mortgage Investors Trust,
Series 2005-A9 5A1 2.943%, 12/25/35(l)		1,819	1,549
Morgan Stanley Mortgage Loan Trust,
Series 2006-8AR 5A4 1.976%, 6/25/36(l)		4,671	4,913
MRFC Mortgage Pass-Through Trust,
Series 2000-TBC3 A1 0.550%, 12/15/30(l)		1,623	1,593
New Residential Mortgage Loan Trust,
Series 2019-RPL2 A1 3.250%, 2/25/59(l)§		59,769	61,319
Series 2019-RPL3 A1 2.750%, 7/25/59(l)§		263,506	268,342
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates,
Series 2005-5 1A1D 0.862%, 12/25/35(l)		159,972	161,301
RALI Trust,
Series 2005-QO1 A1 0.402%, 8/25/35(l)		1,745	1,484
Series 2007-QH8 A 1.011%, 10/25/37(l)		37,601	37,159
Residential Asset Securitization Trust,
Series 2005-A5 A3 0.502%, 5/25/35(l)		18,444	13,033
Series 2006-A10 A5 6.500%, 9/25/36		8,628	4,647
Series 2007-A6 2A1 6.500%, 6/25/37		123,566	43,853

See Notes to Financial Statements.

1313

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Residential Mortgage Securities 32 plc,
Series 32A A 1.298%, 6/20/70(l)§		GBP80,779	$110,212
RFMSI Trust,
Series 2007-S6 1A10 6.000%, 6/25/37		$4,918	4,829
Sequoia Mortgage Trust,
Series 2007-3 1A1 0.504%, 7/20/36(l)		10,524	9,776
Series 5 A 0.804%, 10/19/26(l)		511	507
Stratton Mortgage Funding plc,
Series 2019-1 A 1.247%, 5/25/51(l)(m)		GBP74,965	101,699
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 2.431%, 2/25/34(l)		$1,495	1,507
Series 2004-19 2A1 1.482%, 1/25/35(l)		1,657	1,552
Series 2005-17 3A1 2.792%, 8/25/35(l)		1,835	1,762
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5 1A1 0.764%, 10/19/34(l)		1,022	1,008
Series 2005-AR5 A1 0.604%, 7/19/35(l)		1,723	1,677
Series 2005-AR5 A2 0.604%, 7/19/35(l)		2,032	1,972
Series 2005-AR5 A3 0.604%, 7/19/35(l)		5,566	5,416
Series 2006-AR3 11A1 0.522%, 4/25/36(l)		3,813	3,644
Series 2006-AR4 2A1 0.482%, 6/25/36(l)		1,052	1,044
Towd Point Mortgage Funding Granite4 plc,
Series 2019-GR4A A1 1.236%, 10/20/51(l)§		GBP225,862	307,689
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR17 1A 1.283%, 11/25/42(l)		$275	272
Series 2005-AR10 3A1 2.020%, 8/25/35(l)		367	361
Series 2005-AR14 2A1 2.923%, 12/25/35(l)		1,616	1,645
Series 2006-AR3 A1A 1.082%, 2/25/46(l)		1,804	1,823
Series 2006-AR7 3A 1.725%, 7/25/46(l)		11,363	11,147
Series 2007-OA4 1A 0.852%, 5/25/47(l)		4,744	4,608

Total Collateralized Mortgage Obligations			2,814,513

Commercial Mortgage-Backed Securities (0.0%)
AREIT Trust,
Series 2020-CRE4 A 2.784%, 4/15/37(l)§		27,011	27,023
GS Mortgage Securities Trust,
Series 2010-C1 A2 4.592%, 8/10/43§		24,295	24,406

Total Commercial Mortgage-Backed Securities			51,429

Corporate Bonds (0.8%)
Communication Services (0.0%)
Media (0.0%)
Charter Communications Operating LLC 4.464%, 7/23/22		10,000	10,140

Total Communication Services			10,140

Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Petrobras Global Finance BV 5.093%, 1/1815/30		103,000	107,152

Total Energy			107,152

Financials (0.7%)
Banks (0.5%)
Bank of America Corp. Series FF (ICE LIBOR USD 3 Month + 2.93%), 5.875%, 3/15/28(k)(y)		20,000	22,200
UniCredit SpA 7.830%, 12/4/23§		350,000	389,635

			411,835

Consumer Finance (0.2%)
Ford Motor Credit Co. LLC 3.550%, 10/7/22		200,000	202,250

Total Financials			614,085

Information Technology (0.0%)
Software (0.0%)
VMware, Inc.
3.900%, 8/21/27		10,000	10,915

Total Information Technology			10,915

Total Corporate Bonds			742,292

Foreign Government Securities (9.9%)
Buoni Poliennali del Tesoro
1.400%, 5/26/25 TIPS(m)	EUR	2,313,463	2,860,063
0.400%, 5/15/30 TIPS(m)		1,369,095	1,693,302
Canada Government Bond
4.250%, 12/1/26 TIPS	CAD	229,437	228,688
Commonwealth of Australia
1.250%, 2/21/22 TIPS(m)	AUD	263,648	192,323
3.000%, 9/20/25 TIPS(m)		425,931	358,037
French Republic
0.100%, 3/1/26 TIPS(m)	EUR	100,000	125,049
Japan Government Bond CPI Linked
0.100%, 3/10/28 TIPS	JPY	100,369,170	902,372
0.100%, 3/10/29 TIPS		61,416,630	554,571
0.005%, 3/10/31 TIPS		50,491,000	455,916

See Notes to Financial Statements.

1314

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Kingdom of Saudi Arabia
4.000%, 4/17/25(m)		$200,000	$215,337
Mex Bonos Desarr Fix Rt
7.750%, 5/29/31	MXN	1,980,000	97,910
New Zealand Government Bond
2.000%, 9/20/25 TIPS(m)	NZD	265,627	196,022
3.000%, 9/20/30 TIPS(m)		595,348	497,161
Republic of Peru
5.940%, 2/12/29§	PEN	200,000	51,037
U.K. Treasury Inflation Linked Bonds
1.875%, 11/22/22 TIPS(m)	GBP	303,417	436,934
Series 3MO
0.125%, 3/22/24 TIPS(m)		386,108	571,575

Total Foreign Government Securities			9,436,297

Mortgage-Backed Securities (3.5%)
FNMA UMBS
3.500%, 2/1/48		$137,127	144,918
FNMA/FHLMC UMBS, 30 Year, Single Family
3.500%, 3/25/52 TBA		3,000,000	3,151,172

Total Mortgage-Backed Securities			3,296,090

U.S. Government Agency Security (15.7%)
FNMA 2.000%, 10/5/22		14,794,000	14,982,033

Total U.S. Government Agency Security			14,982,033

U.S. Treasury Obligations (105.2%)
U.S. Treasury Bonds 1.625%, 11/15/50 (z)		1,040,000	966,750
U.S. Treasury Inflation Linked Bonds 2.000%, 1/15/26 TIPS		1,198,453	1,386,766
2.375%, 1/15/27 TIPS		27,431	33,132
1.750%, 1/15/28 TIPS		2,561,304	3,073,157
3.625%, 4/15/28 TIPS		3,420,160	4,544,999
2.500%, 1/15/29 TIPS		605,482	773,665
3.875%, 4/15/29 TIPS		994,346	1,384,382
2.125%, 2/15/40 TIPS		985,354	1,502,972
2.125%, 2/15/41 TIPS		303,125	468,498
0.750%, 2/15/42 TIPS		1,297,504	1,636,898
0.625%, 2/15/43 TIPS		649,636	805,919
1.375%, 2/15/44 TIPS		2,041,262	2,905,239
0.750%, 2/15/45 TIPS		2,349,140	3,015,902
1.000%, 2/15/46 TIPS		2,182,888	2,974,174
0.875%, 2/15/47 TIPS		1,042,687	1,405,996
1.000%, 2/15/48 TIPS		930,953	1,297,807
0.250%, 2/15/50 TIPS		376,537	452,925
0.125%, 2/15/51 TIPS		913,638	1,075,809
U.S. Treasury Inflation Linked Notes 0.125%, 4/15/22 TIPS(z)		7,426,634	7,535,649
0.125%, 7/15/22 TIPS		1,972,510	2,021,264
0.125%, 1/15/23 TIPS		910,693	940,563
0.625%, 4/15/23 TIPS(z)		8,440,482	8,823,474
0.375%, 7/15/23 TIPS		2,626,629	2,761,595
0.625%, 1/15/24 TIPS		1,825,516	1,943,327
0.500%, 4/15/24 TIPS		2,522,341	2,688,982
0.125%, 10/15/24 TIPS		2,263,905	2,417,508
0.250%, 1/15/25 TIPS		116,776	125,083
0.125%, 4/15/25 TIPS		2,291,512	2,451,370
0.375%, 7/15/25 TIPS		291,585	316,717
0.625%, 1/15/26 TIPS		1,932,306	2,121,942
0.125%, 7/15/26 TIPS		219,239	238,067
0.125%, 10/15/26 TIPS(z)		607,314	660,463
0.375%, 1/15/27 TIPS		1,385,474	1,523,871
0.375%, 7/15/27 TIPS		4,488,879	4,985,461
0.500%, 1/15/28 TIPS		3,543,340	3,967,212
0.750%, 7/15/28 TIPS		3,426,847	3,926,339
0.875%, 1/15/29 TIPS		1,424,007	1,647,090
0.250%, 7/15/29 TIPS		2,697,844	3,015,812
0.125%, 1/15/30 TIPS		4,095,902	4,535,607
0.125%, 7/15/30 TIPS		2,535,133	2,832,065
0.125%, 1/15/31 TIPS		1,402,513	1,567,670
0.125%, 7/15/31 TIPS(z)		6,676,846	7,493,436
U.S. Treasury Notes 1.750%, 12/31/24(z)		330,000	337,606

Total U.S. Treasury Obligations			100,583,163

Total Long-Term Debt Securities (140.9%) (Cost $119,798,601)			134,634,996

SHORT-TERM INVESTMENTS:
U.S. Government Agency Securities (45.0%)
FFCB 0.09%, 2/2/22(o)(p)		18,500,000	18,498,546
FHLB 0.07%, 1/21/22(o)(p)		24,500,000	24,498,966

Total U.S. Government Agency Securities			42,997,512

Total Short-Term Investments (45.0%) (Cost $42,999,324)			42,997,512

	Number of Contracts		Value (Note 1)
OPTIONS PURCHASED:
Call Options Purchased (0.1%)
Call Interest Rate Swaptions Purchased Payable (0.1%)
32 Years, November 2022 @0.19% v. 6 Month EURIBOR Exercise Price: EUR 0.19, Notional Amount: EUR 250,000 Counterparty: Morgan Stanley*		250,000	36,013
32 Years, November 2022 @0.20% v. 6 Month EURIBOR Exercise Price: EUR 0.20, Notional Amount: EUR 700,000 Counterparty: Barclays Bank plc*		700,000	99,957

Total Options Purchased (0.1%) (Cost $70,485)			135,970

Total Investments in Securities (186.0%) (Cost $162,868,410)			177,768,478
Other Assets Less Liabilities (-86.0%)			(82,181,341)

Net Assets (100%)			$95,587,137

See Notes to Financial Statements.

1315

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $3,106,718 or 3.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond—Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2021.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $7,319,778 or 7.7% of net assets.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2021.
(p)	Yield to maturity.
(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2021.

(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:
ARM	—	Adjustable Rate Mortgage
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CDX	—	Credit Default Swap In
CLO	—	Collateralized Loan Obligation
CNY	—	Chinese Renminbi
CPI	—	Consumer Price Index
EUR	—	European Currency Unit
EURIBOR	—	Euro Interbank Offered Rate
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FRCPI	—	French Consumer Price Index
GBP	—	British Pound
GNMA	—	Government National Mortgage Association
HICPxT	—	Harmonised Index of Consumer Prices ex Tobacco
ICE	—	Intercontinental Exchange
JPY	—	Japanese Yen
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso
NZD	—	New Zealand Dollar
PEN	—	Peruvian Sol
SONIA	—	Sterling Over Night Index Average
STRIPS	—

Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security
TONAR	—	Tokyo Over-Night Average Rate
UKRPI	—	United Kingdom Retail Price Index
UMBS	—	Uniform Mortgage-Backed Securities
USCPI	—	United States Consumer Price Index
USD	—	United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-Bund	18	3/2022	EUR	3,511,885	(53,337)
U.S. Treasury 2 Year Note	17	3/2022	USD	3,708,922	(811)
U.S. Treasury 5 Year Note	41	3/2022	USD	4,960,039	(55)
U.S. Treasury 10 Year Note	52	3/2022	USD	6,784,375	28,029

					(26,174)

See Notes to Financial Statements.

1316

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
Euro-Bobl	(20)	3/2022	EUR	(3,033,875)	23,237
Euro-BTP	(7)	3/2022	EUR	(1,171,596)	27,522
Euro-Buxl	(8)	3/2022	EUR	(1,882,988)	91,619
Euro-Schatz	(86)	3/2022	EUR	(10,968,969)	24,027
Japan 10 Year Bond	(1)	3/2022	JPY	(1,317,830)	3,256
Long Gilt	(7)	3/2022	GBP	(1,183,409)	649
U.S. Treasury 10 Year Ultra Note	(21)	3/2022	USD	(3,075,187)	(44,162)
U.S. Treasury Long Bond	(38)	3/2022	USD	(6,096,625)	(40,430)
U.S. Treasury Ultra Bond	(11)	3/2022	USD	(2,168,375)	(4,411)

					81,307

					55,133

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	112,363	GBP	83,000	Credit Suisse	1/5/2022	18
CNY	349,284	USD	54,584	Goldman Sachs Bank USA**	1/21/2022	138
USD	5,145	CNY	32,762	JPMorgan Chase Bank**	1/21/2022	12
AUD	661,000	USD	471,183	HSBC Bank plc	2/17/2022	9,784
EUR	83,000	USD	94,169	Bank of America	2/17/2022	410
EUR	60,000	USD	67,501	Morgan Stanley	2/17/2022	870
GBP	89,000	USD	119,783	JPMorgan Chase Bank	2/17/2022	664
USD	1,030,830	AUD	1,399,086	Goldman Sachs Bank USA	2/17/2022	12,806
USD	232,372	CAD	291,005	Bank of America	2/17/2022	2,334
USD	4,818,760	EUR	4,198,239	HSBC Bank plc	2/17/2022	34,843
USD	92,455	JPY	10,600,000	Bank of America	2/17/2022	274
USD	1,825,168	JPY	207,581,336	HSBC Bank plc	2/17/2022	19,969
USD	711,237	NZD	1,015,000	Morgan Stanley	2/17/2022	16,501
USD	58,373	PEN	215,001	Citibank NA**	3/25/2022	4,744

Total unrealized appreciation						103,367

USD	55,000	JPY	6,332,260	JPMorgan Chase Bank	1/5/2022	(49)
USD	3,587	CNY	23,000	Goldman Sachs Bank USA**	1/21/2022	(17)
USD	19,345	CNY	124,448	HSBC Bank plc**	1/21/2022	(152)
USD	24,040	CNY	154,228	JPMorgan Chase Bank**	1/21/2022	(122)
AUD	640,000	USD	470,133	Bank of America	2/17/2022	(4,447)
USD	111,955	EUR	99,000	Bank of America	2/17/2022	(856)
USD	1,961,481	GBP	1,458,000	Bank of America	2/17/2022	(11,682)
USD	32,252	GBP	24,000	Morgan Stanley	2/17/2022	(228)
USD	468,351	NZD	695,000	JPMorgan Chase Bank	2/17/2022	(7,354)
USD	95,299	MXN	1,979,000	Bank of America	3/18/2022	(117)

Total unrealized depreciation						(25,024)

Net unrealized appreciation						78,343

**	Non-deliverable forward.

See Notes to Financial Statements.

1317

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Written Call Options Contracts as of December 31, 2021 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
3 Years, November 2022 @(0.526)% v.3 Month EURIBOR	Goldman Sachs Bank USA	6,000,000	EUR	(6,000,000)	EUR	(0.53)	11/17/2022	(1,609)
FNMA/FHLMC UMBS, 30 Year, Single Family	Bank of America	100,000	USD	(100,000)	USD	1.01	1/6/2022	(22)

								(1,631)

Written Put Options Contracts as of December 31, 2021 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
12 Years, November 2022 @0.00% v.6 Month EURIBOR	Barclays Bank plc	2,100,000	EUR	(2,100,000)	EUR	0.01	11/4/2022	(117,712)
12 Years, November 2022 @0.00% v.6 Month EURIBOR	Morgan Stanley	800,000	EUR	(800,000)	EUR	1.00	11/2/2022	(44,676)
CDX North American High Yield 36-V1	Goldman Sachs Bank USA.	100,000	USD	(100,000)	USD	1.02	1/19/2022	(27)
CDX North American Investment Grade 36-V1	Goldman Sachs Bank USA	200,000	USD	(200,000)	USD	0.01	1/19/2022	(6)
CDX North American Investment Grade 37-V1	Bank of America	500,000	USD	(500,000)	USD	0.01	2/16/2022	(106)
CDX North American Investment Grade 37-V1	Bank of America	100,000	USD	(100,000)	USD	0.01	4/20/2022	(62)
CDX North American Investment Grade 37-V1	Barclays Bank plc	500,000	USD	(500,000)	USD	0.01	1/19/2022	(12)
CDX North American Investment Grade 37-V1	Barclays Bank plc	100,000	USD	(100,000)	USD	0.01	4/20/2022	(62)
CDX North American Investment Grade 37-V1	Barclays Bank plc	100,000	USD	(100,000)	USD	0.01	3/16/2022	(27)
CDX North American Investment Grade 37-V1	Citibank NA	200,000	USD	(200,000)	USD	0.01	1/19/2022	(5)
CDX North American Investment Grade 37-V1	Goldman Sachs Bank USA	100,000	USD	(100,000)	USD	0.01	3/16/2022	(32)
CDX North American Investment Grade 37-V1	Goldman Sachs Bank USA	100,000	USD	(100,000)	USD	0.01	4/20/2022	(61)
CDX North American Investment Grade 37-V1	Goldman Sachs Bank USA	100,000	USD	(100,000)	USD	0.01	3/16/2022	(23)
CDX North American Investment Grade 37-V1	JPMorgan Chase Bank	200,000	USD	(200,000)	USD	0.01	3/16/2022	(54)
CDX North American Investment Grade 37-V1	JPMorgan Chase Bank	100,000	USD	(100,000)	USD	0.01	4/20/2022	(54)
CDX North American Investment Grade 37-V1	Morgan Stanley	200,000	USD	(200,000)	USD	0.01	3/16/2022	(47)
CDX North American Investment Grade 37-V1	Morgan Stanley	100,000	USD	(100,000)	USD	0.01	4/20/2022	(61)
CDX North American Investment Grade 37-V1	Morgan Stanley	100,000	USD	(100,000)	USD	0.01	4/20/2022	(54)
FNMA/FHLMC UMBS, 30 Year, Single Family	Bank of America	100,000	USD	(100,000)	USD	0.99	1/6/2022	(28)
FNMA/FHLMC UMBS, 30 Year, Single Family	JPMorgan Chase Bank	100,000	USD	(100,000)	USD	1.04	1/6/2022	(407)
iTraxx Europe Crossover35-V1	Barclays Bank plc	200,000	EUR	(200,000)	EUR	0.04	1/19/2022	(60)
iTraxx Europe Main.36-V1	Bank of America	100,000	EUR	(100,000)	EUR	0.01	4/20/2022	(71)
iTraxx Europe Main.36-V1	Bank of America	100,000	EUR	(100,000)	EUR	0.01	3/16/2022	(34)
iTraxx Europe Main.36-V1	Barclays Bank plc	100,000	EUR	(100,000)	EUR	0.01	1/19/2022	(8)
iTraxx Europe Main.36-V1	Barclays Bank plc	200,000	EUR	(200,000)	EUR	0.01	3/16/2022	(93)
iTraxx Europe Main.36-V1	Barclays Bank plc	200,000	EUR	(200,000)	EUR	0.01	3/16/2022	(68)
iTraxx Europe Main.36-V1	Barclays Bank plc	100,000	EUR	(100,000)	EUR	0.01	3/16/2022	(34)
iTraxx Europe Main.36-V1	Barclays Bank plc	100,000	EUR	(100,000)	EUR	0.01	3/16/2022	(30)
iTraxx Europe Main.36-V1	JPMorgan Chase Bank	200,000	EUR	(200,000)	EUR	0.01	3/16/2022	(68)
iTraxx Europe Main.36-V1	Morgan Stanley	200,000	EUR	(200,000)	EUR	0.01	4/20/2022	(143)
iTraxx Europe Main.36-V1	Morgan Stanley	100,000	EUR	(100,000)	EUR	0.01	4/20/2022	(62)

								(164,187)

Total Written Options Contracts (Premiums Received ($87,682))								(165,818)

Centrally Cleared Inflation-linked swap contracts outstanding as of December 31, 2021 (Note 1):

Floating Rate Index (1)	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount		Unrealized Appreciation (Depreciation) ($)	Value ($)
HICPXT at termination	0.33% at termination	Receive	7/15/2022	EUR	200,000	12,319	12,314
UKRPI at termination	4.22% at termination	Receive	8/15/2022	GBP	100,000	3,837	3,837
UKRPI at termination	4.18% at termination	Receive	9/15/2022	GBP	400,000	13,768	13,768
UKRPI at termination	4.48% at termination	Receive	9/15/2023	GBP	100,000	2,636	2,636
FRCPI at termination	1.03% at termination	Receive	3/15/2024	EUR	900,000	22,391	22,391

See Notes to Financial Statements.

1318

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Floating Rate Index (1)	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount		Unrealized Appreciation (Depreciation) ($)	Value ($)
FRCPI at termination	1.03% at termination	Receive	3/15/2024	EUR	100,000	2,467	2,488
FRCPI at termination	1.03% at termination	Receive	3/15/2024	EUR	700,000	17,549	17,415
FRCPI at termination	1.03% at termination	Receive	3/15/2024	EUR	100,000	2,488	2,488
USCPI at termination	2.42% at termination	Receive	3/5/2026	USD	1,100,000	74,125	74,125
USCPI at termination	2.77% at termination	Receive	5/13/2026	USD	400,000	18,331	18,331
USCPI at termination	2.81% at termination	Receive	5/14/2026	USD	1,000,000	43,325	43,325
USCPI at termination	2.70% at termination	Receive	5/25/2026	USD	300,000	14,488	14,488
USCPI at termination	2.65% at termination	Receive	9/10/2028	USD	100,000	2,811	2,811

						230,535	230,417

UKRPI at termination	4.74% at termination	Receive	12/15/2026	GBP	300,000	(2,380)	(6,403)
FRCPI at termination	1.52% at termination	Pay	10/15/2028	EUR	820,000	(9,450)	(9,450)
HICPXT at termination	1.38% at termination	Pay	3/15/2031	EUR	100,000	(10,547)	(11,229)
HICPXT at termination	1.38% at termination	Pay	3/15/2031	EUR	100,000	(10,727)	(11,229)
HICPXT at termination	1.38% at termination	Pay	3/15/2031	EUR	200,000	(21,329)	(22,458)
HICPXT at termination	1.38% at termination	Pay	3/15/2031	EUR	100,000	(10,487)	(11,239)
UKRPI at termination	3.85% at termination	Pay	9/15/2024	GBP	300,000	(6,427)	(6,427)
UKRPI at termination	3.85% at termination	Pay	9/15/2024	GBP	200,000	(4,251)	(4,285)
UKRPI at termination	3.33% at termination	Pay	1/15/2025	GBP	1,000,000	(89,382)	(71,916)
UKRPI at termination	3.33% at termination	Pay	1/15/2025	GBP	200,000	(17,325)	(14,383)
UKRPI at termination	3.33% at termination	Pay	1/15/2025	GBP	700,000	(60,534)	(50,341)
UKRPI at termination	3.58% at termination	Pay	11/15/2028	GBP	340,000	(23,424)	(23,424)
UKRPI at termination	3.59% at termination	Pay	11/15/2028	GBP	160,000	(10,623)	(10,623)
UKRPI at termination	3.60% at termination	Pay	11/15/2028	GBP	80,000	(5,275)	(5,275)
UKRPI at termination	3.48% at termination	Pay	8/15/2030	GBP	800,000	(132,230)	(124,109)
UKRPI at termination	4.07% at termination	Pay	9/15/2031	GBP	100,000	(3,969)	(3,969)
UKRPI at termination	3.58% at termination	Pay	3/15/2036	GBP	100,000	(15,577)	(16,444)
UKRPI at termination	3.58% at termination	Pay	3/15/2036	GBP	100,000	(15,467)	(16,444)
UKRPI at termination	3.58% at termination	Pay	3/15/2036	GBP	100,000	(16,387)	(16,444)
USCPI at termination	2.16% at termination	Pay	1/19/2022	USD	100,000	(4,408)	(4,408)
USCPI at termination	2.17% at termination	Pay	1/19/2022	USD	500,000	(21,988)	(21,988)
USCPI at termination	2.18% at termination	Pay	1/19/2022	USD	200,000	(8,765)	(8,765)
USCPI at termination	2.20% at termination	Pay	1/21/2022	USD	300,000	(13,201)	(13,201)
USCPI at termination	2.17% at termination	Pay	2/1/2022	USD	500,000	(23,194)	(23,194)
USCPI at termination	2.16% at termination	Pay	2/4/2022	USD	550,000	(25,702)	(25,702)
USCPI at termination	2.16% at termination	Pay	2/4/2022	USD	250,000	(11,681)	(11,682)
USCPI at termination	2.20% at termination	Pay	2/5/2022	USD	700,000	(32,441)	(32,441)
USCPI at termination	1.76% at termination	Pay	11/4/2029	USD	100,000	(13,646)	(13,626)
USCPI at termination	1.76% at termination	Pay	11/4/2029	USD	600,000	(81,757)	(81,757)
USCPI at termination	1.76% at termination	Pay	11/4/2029	USD	200,000	(26,697)	(27,252)
USCPI at termination	1.88% at termination	Pay	11/20/2029	USD	100,000	(12,393)	(12,393)
USCPI at termination	1.88% at termination	Pay	11/20/2029	USD	200,000	(24,991)	(24,785)

						(766,655)	(737,286)

Total Centrally Cleared inflation-linked swap contracts outstanding. . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . .						(536,120)	(506,869)

Centrally Cleared Interest rate swap contracts outstanding as of December 31, 2021 (Note 1):

Floating Rate Index (1)	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
1 day TONAR Annual	0.05 annually	Receive	12/15/2031	JPY	8,000,000	(8)	186	178
1 day TONAR Annual	0.05 annually	Receive	12/15/2031	JPY	2,000,000	32	12	44
1 day SONIA Annual	0.75 annually	Receive	9/21/2032	GBP	200,000	6,571	(934)	5,637
1 day SONIA Annual	0.75 annually	Receive	9/21/2032	GBP	300,000	8,968	(513)	8,455

Total Centrally Cleared Interest rate swaps contracts outstanding						15,563	(1,249)	14,314

See Notes to Financial Statements.

1319

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

(1)	Value of floating rate index at December 31, 2021 was as follows:

Floating Rate Index	Value
1 day SONIA GBP	0.19%
1 day TONAR JPY	(0.02)%
FRCPI EUR	1.08%
HICPxT EUR	1.10%
UKRPI GBP	3.18%
USCPI USD	2.79%
3 Month LIBOR USD	0.21%

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$2,729,179	$—	$2,729,179
Centrally Cleared Inflation-linked Swaps	—	230,535	—	230,535
Centrally Cleared Interest Rate Swaps	—	198	—	198
Collateralized Mortgage Obligations	—	2,814,513	—	2,814,513
Commercial Mortgage-Backed Securities	—	51,429	—	51,429
Corporate Bonds
Communication Services	—	10,140	—	10,140
Energy	—	107,152	—	107,152
Financials	—	614,085	—	614,085
Information Technology	—	10,915	—	10,915
Foreign Government Securities	—	9,436,297	—	9,436,297
Forward Currency Contracts	—	103,367	—	103,367
Futures	198,339	—	—	198,339
Mortgage-Backed Securities	—	3,296,090	—	3,296,090
Options Purchased
Call Options Purchased	—	135,970	—	135,970
Short-Term Investments
U.S. Government Agency Securities	—	42,997,512	—	42,997,512
U.S. Government Agency Security	—	14,982,033	—	14,982,033
U.S. Treasury Obligations	—	100,583,163	—	100,583,163

Total Assets	$198,339	$178,102,578	$—	$178,300,917

Liabilities:
Centrally Cleared Inflation-linked Swaps	$—	$(766,655)	$—	$(766,655)
Centrally Cleared Interest Rate Swaps	—	(1,447)	—	(1,447)
Forward Currency Contracts	—	(25,024)	—	(25,024)
Futures	(143,206)	—	—	(143,206)
Options Written
Call Options Written	—	(1,631)	—	(1,631)
Put Options Written	—	(164,187)	—	(164,187)

Total Liabilities	$(143,206)	$(958,944)	$—	$(1,102,150)

Total	$55,133	$177,143,634	$—	$177,198,767

See Notes to Financial Statements.

1320

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$565,042	*,**
Foreign exchange contracts	Receivables	103,367

Total		$668,409

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(1,075,762	)*,**
Foreign exchange contracts	Payables	(25,024)
Credit contracts	Payables	(1,364)

Total		$(1,102,150)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.
**

Includes cumulative appreciation/depreciation of centrally cleared swap contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$30,460	$208,440	$—	$(97,847)	$141,053
Foreign exchange contracts	(17,755)	—	278,579	—	260,824
Credit contracts	15,299	—	—	(24,220)	(8,921)

Total	$28,004	$208,440	$278,579	$(122,067)	$392,956

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(28,323)	$201	$—	$(613,250)	$(641,372)
Foreign exchange contracts	17,568	—	343,900	—	361,468
Credit contracts	3,888	—	—	25,317	29,205

Total	$(6,867)	$201	$343,900	$(587,933)	$(250,699)

^ This Portfolio held forward foreign currency contracts, futures contracts, option contracts and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $10,210,000, futures contracts with an average notional balance of approximately $50,718,000, option contracts with an average notional balance of approximately $266,000 and swaps contracts with an average notional balance of approximately $21,249,000, during the year ended December 31, 2021.

See Notes to Financial Statements.

1321

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$3,018	$(3,018)	$—	$—
Barclays Bank plc	99,957	(99,957)	—	—
Citibank NA	4,744	(5)	—	4,739
Credit Suisse	18	—	—	18
Goldman Sachs Bank USA	12,944	(1,775)	—	11,169
HSBC Bank plc	64,596	(152)	—	64,444
JPMorgan Chase Bank	676	(676)	—	—
Morgan Stanley	53,384	(45,271)	—	8,113

Total	$239,337	$(150,854)	$—	$88,483

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$17,425	$(3,018)	$—	$14,407
Barclays Bank plc	118,106	(99,957)	—	18,149
Citibank NA	5	(5)	—	—
Goldman Sachs Bank USA	1,775	(1,775)	—	—
HSBC Bank plc	152	(152)	—	—
JPMorgan Chase Bank	8,108	(676)	—	7,432
Morgan Stanley	45,271	(45,271)	—	—

Total	$190,842	$(150,854)	$—	$39,988

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale—Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Credit Suisse	0.12%	12/27/2021	1/3/2022	$(8,821,751)	$(8,820,925)
Credit Suisse	0.12	12/27/2021	1/3/2022	(7,541,932)	(7,541,926)
Credit Suisse	0.10	12/27/2021	1/3/2022	(337,425)	(337,321)
Morgan Stanley & Co. LLC	0.12	12/29/2021	1/5/2022	(5,204,246)	(5,204,253)
Morgan Stanley & Co. LLC	0.08	12/28/2021	1/4/2022	(658,233)	(658,228)
Morgan Stanley & Co. LLC	0.13	12/14/2021	1/4/2022	(989,950)	(989,045)

					$(23,551,698)

(1)	The average amount of borrowings while outstanding for 365 days during the year ended December 31, 2021, was approximately $29,082,000 at a weighted average interest rate of 0.08%.
(2)	Payable for sale—buyback transactions includes $(929) of deferred price drop on sale-buyback transactions.

See Notes to Financial Statements.

1322

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	December 31, 2021
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$(989,045)	$—	$—	$(989,045)
U.S. Treasury Notes	—	(22,562,653)	—	—	(22,562,653)

Total Borrowings	$—	$(23,551,698)	$—	$—	$(23,551,698)

Gross amount of recognized liabilities for sale-buybacks					$(23,551,698)

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2021:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
Credit Suisse	$(16,700,172)	$16,696,729	$—	$(3,443)
Morgan Stanley & Co. LLC	(6,851,526)	6,839,031	—	(12,495)

	$(23,551,698)	$23,535,760	$—	$(15,938)

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$115,261,179
Long-term U.S. government debt securities	22,535,015

$137,796,194

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$130,081,804
Long-term U.S. government debt securities	32,022,943

$162,104,747

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,436,958
Aggregate gross unrealized depreciation	(1,336,307)

Net unrealized appreciation	$14,100,651

Federal income tax cost of investments in securities and derivative instruments, if applicable	$163,142,930

See Notes to Financial Statements.

1323

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (Cost $162,868,410)	$177,768,478
Cash	1,769,953
Foreign cash (Cost $195,477)	196,321
Cash held as collateral at broker for futures	320,000
Cash held as collateral at broker for swaps	172,000
Receivable for forward settling transactions	6,405,664
Receivable for Portfolio shares sold	431,439
Dividends, interest and other receivables	216,448
Variation Margin on Centrally Cleared Swaps	106,033
Unrealized appreciation on forward foreign currency contracts	103,367
Receivable for securities sold	63,684
Due from broker for futures variation margin	13,901
Other assets	469

Total assets	187,567,757

LIABILITIES
Payable for securities purchased	58,396,676
Payable for sale-buyback financing transactions	23,551,698
Payable for forward settling transactions	9,565,988
Options written, at value (Premiums received $87,682)	165,818
Payable for Portfolio shares redeemed	140,752
Unrealized depreciation on forward foreign currency contracts	25,024
Distribution fees payable – Class IB	19,902
Investment management fees payable	15,581
Administrative fees payable	7,249
Accrued expenses	91,932

Total liabilities	91,980,620

NET ASSETS	$95,587,137

Net assets were comprised of:
Paid in capital	$88,520,444
Total distributable earnings (loss)	7,066,693

Net assets	$95,587,137

Class IB
Net asset value, offering and redemption price per share, $95,587,137 / 7,411,745 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.90

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest (net of $316 foreign withholding tax)	$3,898,000
Dividends	37
Securities lending (net)	2

Total income	3,898,039

EXPENSES
Investment management fees	454,568
Distribution fees – Class IB	227,284
Professional fees	84,021
Administrative fees	83,486
Custodian fees	65,100
Interest expense	20,874
Printing and mailing expenses	19,155
Trustees’ fees	2,581
Miscellaneous	23,981

Gross expenses	981,050
Less: Waiver from investment manager	(278,427)

Net expenses	702,623

NET INVESTMENT INCOME (LOSS)	3,195,416

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	382,715
Futures contracts	208,440
Forward foreign currency contracts	278,579
Foreign currency transactions	(30,129)
Swaps	(122,067)
Options written	55,517

Net realized gain (loss)	773,055

Change in unrealized appreciation (depreciation) on:
Investments in securities	1,044,727
Futures contracts	201
Forward foreign currency contracts	343,900
Foreign currency translations	(5,248)
Options written	(92,250)
Swaps	(587,933)

Net change in unrealized appreciation (depreciation)	703,397

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,476,452

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,671,868

See Notes to Financial Statements.

1324

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,195,416	$655,881
Net realized gain (loss)	773,055	744,418
Net change in unrealized appreciation (depreciation)	703,397	7,697,186

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,671,868	9,097,485

Distributions to shareholders:
Class IB	(6,362,512)	(4,563,257)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,734,651 and 2,361,014 shares, respectively ]	23,156,403	30,320,279
Capital shares issued in reinvestment of dividends and distributions [ 501,980 and 350,432 shares, respectively ]	6,362,512	4,563,257
Capital shares repurchased [ (1,763,219) and (2,231,912) shares, respectively ]	(23,431,373)	(28,550,226)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,087,542	6,333,310

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,396,898	10,867,538
NET ASSETS:
Beginning of year	91,190,239	80,322,701

End of year	$95,587,137	$91,190,239

See Notes to Financial Statements.

1325

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2021

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/(decrease) in net assets from operations	$4,671,868
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investments in securities	(678,669,424)
Proceeds from disposition of investment securities	698,750,243
Decrease in receivable for forward settling transactions	5,852,208
Decrease in payable for forward settling transactions	(14,175,043)
Change in unrealized (appreciation) depreciation on investments in securities	(1,044,727)
Change in unrealized (appreciation) depreciation on options written	92,250
Change in unrealized (appreciation) depreciation on forward foreign currency contracts	(343,900)
Net realized (gain) loss on investments in securities	(382,715)
Net amortization (accretion) of income	(2,702,506)
Decrease in due from broker for futures variation margin	9,583
Increase in investment management fees payable	5,077
Decrease in dividends, interest and other receivables	4,395
Increase in premiums received on options written	2,094
Increase in distribution fees payable – Class IB	541
Increase in other assets	(29)
Decrease in administrative fees payable	(64)
Decrease in accrued expenses	(1,978)
Increase in receivable for variation margin on centrally cleared swaps	(49,816)

Net cash provided (used) by operating activities	12,018,057

Cash flows provided (used) by financing activities:
Proceeds from shares sold	22,760,216
Payment for shares repurchased	(23,889,610)
Proceeds from sale-buyback transactions	1,275,095,706
Payments on sale-buyback transactions	(1,275,001,741)
Decrease in payable for sale-buyback financing transactions	(9,185,744)

Net cash provided (used) by financing activities	(10,221,173)

Net increase/(decrease) in cash	1,796,884

Cash, foreign cash and restricted cash:
Beginning of the year	661,390

End of the year	$2,458,274

Supplemental disclosure of cash flow information:

For the year ended December 31, 2021, the Portfolio paid $20,874 in interest expense and had reinvestments of dividends and distributions in the amount of $6,362,512.

Reconciliation of cash and restricted cash to the Statement of Assets and Liabilities:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Cash	$1,769,953	$13,986
Foreign cash	196,321	132,404
Cash held as collateral at broker for futures	320,000	293,000
Cash held as collateral at broker for centrally cleared swaps	172,000	222,000

Total cash, foreign cash and restricted cash shown in the statement of cash flows	$2,458,274	$661,390

See Notes to Financial Statements.

1326

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$13.14		$12.44		$11.83		$11.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.47		0.10		0.13		0.03
Net realized and unrealized gain (loss)	0.21		1.29		0.87		—	#

Total from investment operations	0.68		1.39		1.00		0.03

Less distributions:
Dividends from net investment income	(0.50)		(0.17)		(0.25)		(0.05)
Distributions from net realized gains	(0.42)		(0.52)		(0.14)		(0.02)

Total dividends and distributions	(0.92)		(0.69)		(0.39)		(0.07)

Net asset value, end of period	$12.90		$13.14		$12.44		$11.83

Total return (b)	5.37%		11.28%		8.42%		0.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$95,587		$91,190		$80,323		$86,212
Ratio of expenses to average net assets:
After waivers (a)(f)	0.77	%**(j)	0.84	%**(k)	1.45	%**(m)	1.38	%**(n)
Before waivers (a)(f)	1.08	%**	1.19	%**	1.81	%**	1.68	%**
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	3.51%		0.77%		1.09%		1.47	%(l)
Before waivers (a)(f)	3.21%		0.42%		0.72%		1.17	%(l)
Portfolio turnover rate^	119%		195%		224%		25	%(z)
*	Commencement of Operations.
**	Includes Interest Expense of 0.02%, 0.09%, Interest and Tax Expense of 0.70% and Interest Expense of 0.63% for periods ended December 31, 2021, 2020, 2019 and 2018, respectively
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.77% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.84% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.45% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.38% for Class IB.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1327

EQ/PIMCO TOTAL RETURN PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	(1.44)%	5.36%
Bloomberg U.S. Aggregate Bond Index	(1.54)	5.31

* Date of inception 10/22/18.

Returns for periods greater than one year are annualized.

.Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.44)% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned (1.54)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Positioning in investment grade and high yield corporate credit added to performance for the period.

•	Positioning in Agency and Non-Agency MBS benefited the Portfolio.

•	U.S. interest rate strategies, including duration and curve positioning, added to Portfolio performance
•	Holdings in emerging markets external debt aided performance as well.

What hurt performance during the year:

•	Exposure in select currencies, particularly the Australian dollar and Chilean peso, detracted from Portfolio performance.

How derivatives contributed/detracted from performance during the year:

While U.S. duration strategies were a net contributor to performance, they were partially facilitated through the use of futures and options which detracted from performance. Outside the U.S., duration exposure and country selection in the Eurozone, partially facilitated through the use of interest rate swaps, added to performance. Selection within investment grade credit and tactical exposure to high yield credit, which was partially facilitated through the use of credit default swaps, was positive for performance. Finally, currency exposure, partially facilitated through the use of currency forwards, was negative for performance.

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

Peak fiscal policy support, and therefore peak real gross domestic product (GDP) growth, was likely realized in 2021, and the global economy now appears to be rapidly progressing toward late-cycle dynamics. Monetary policy in most regions has shifted course toward normalization. Frictions in both goods and labor markets have spurred inflation. Our base case has global inflation peaking by the first quarter and then moderating closer to central bank targets by the end of 2022, and we are closely monitoring upside risks to that view. Risk premiums and yields do not reflect potential downside scenarios, in our view, which warrants caution and a rigorous approach to portfolio construction.

We seek credit exposure from diversified sources, including non-agency U.S. mortgages, select COVID-19 recovery themes, and single-name opportunities. We have a constructive view on global equities, but are preparing for late-cycle dynamics, with greater focus on security selection.

On emerging market (EM) local and external debt, we are mindful of a number of risks of investing in the volatile asset class, especially amid tighter monetary policy in the U.S. We are nonetheless intrigued by a number of factors that give EM appeal in the context of

1328

EQ/PIMCO TOTAL RETURN PORTFOLIO (Unaudited)

a diversified portfolio and our preference for a reduced footprint in cash corporate credit instruments. On emerging markets currencies, we see a few opportunities and we view them as relatively liquid expressions for the EM asset class.

We expect markets to be more volatile than usual, and that will require frequent reassessments of portfolio factor exposures. We take a long-term view, while recognizing the need for continuous assessment of near-term circumstances.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	7.32
Weighted Average Coupon (%)	2.34
Weighted Average Effective Duration (Years)*	5.74
Weighted Average Rating**	A	+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	31.8%
Mortgage-Backed Securities	16.5
Asset-Backed Securities	12.5
Financials	11.6
Collateralized Mortgage Obligations	5.8
Foreign Government Securities	5.6
Real Estate	5.1
Commercial Mortgage-Backed Securities	5.0
Consumer Discretionary	3.9
Utilities	3.8
Industrials	2.5
Information Technology	2.4
Communication Services	2.4
Energy	2.0
Health Care	1.6
Consumer Staples	0.7
Municipal Bonds	0.5
Repurchase Agreements	0.4
Cash and Other	(14.1)

100.0%

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	7.32
Weighted Average Coupon (%)	2.34
Weighted Average Effective Duration (Years)*	5.74
Weighted Average Rating**	A+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

1329

EQ/PIMCO TOTAL RETURN PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$997.90	$3.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.75%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1330

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (12.5%)
Accredited Mortgage Loan Trust,
Series 2006-2 A4 0.362%, 9/25/36(l)		$130,279	$128,106
American Airlines Pass-Through Trust,
Series 2013-1 A 4.000%, 7/15/25		284,826	274,454
Series 2016-3 A 3.250%, 10/15/28		154,333	146,816
Series 2016-3 AA 3.000%, 10/15/28		231,549	226,475
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-R9 M1 0.807%, 11/25/35(l)		222,634	222,617
Anchorage Capital CLO 6 Ltd.,
Series 2015-6A ARR 1.174%, 7/15/30(l)§		1,000,000	1,000,048
Ares XL CLO Ltd.,
Series 2016-40A A1RR 0.990%, 1/15/29(l)§		800,000	800,007
Argent Securities Trust,
Series 2006-M1 A2C 0.402%, 7/25/36(l)		689,862	270,520
Series 2006-W2 A2B 0.482%, 3/25/36(l)		232,829	161,439
Assurant CLO Ltd.,
Series 2018-3A AR 1.172%, 10/20/31(l)§		900,000	898,555
Atrium XII,
Series 12A AR 0.958%, 4/22/27(l)§		627,377	627,944
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-HE7 2A2 0.423%, 8/25/36(l)		22,793	22,210
Series 2006-HE9 1A2 0.253%, 11/25/36(l)		190,863	184,715
Bear Stearns Asset-Backed Securities Trust,
Series 2005-HE2 M2 1.228%, 2/25/35(l)		139,832	139,563
BlueMountain Fuji Eur CLO V DAC,
Series 5A A 0.910%, 1/15/33(l)§	EUR	700,000	796,193
BRSP Ltd.,
Series 2021-FL1 A 1.254%, 8/19/38(l)§		$800,000	797,119
CBAM Ltd.,
Series 2018-5A A 1.142%, 4/17/31(l)§		1,000,000	1,000,013
Series 2018-8A A1 1.252%, 10/20/29(l)§		1,000,000	999,380
C-BASS TRUST,
Series 2006-CB9 A1 0.162%, 11/25/36(l)		12,650	7,507
Citigroup Mortgage Loan Trust,
Series 2006-WF2 A1 7.250%, 5/25/36(e)		128,752	86,130
CLNC Ltd.,
Series 2019-FL1 A 1.414%, 8/20/35(l)§		700,000	700,215
Countrywide Asset-Backed Certificates,
Series 2004-2 M1 0.852%, 5/25/34(l)		32,277	32,077
Series 2006-2 M1 0.702%, 6/25/36(l)		168,634	166,589
Series 2006-21 2A4 0.332%, 5/25/37(l)		300,000	289,348
Series 2006-24 1A 0.242%, 6/25/47(l)		837,643	779,971
Series 2006-3 M2 0.688%, 6/25/36(l)		800,000	790,709
Crestline Denali CLO XV Ltd.,
Series 2017-1A AR 1.162%, 4/20/30(l)§		1,000,000	999,998
CVC Cordatus Loan Fund VII DAC,
Series 7A ARR 0.630%, 9/15/31(l)§	EUR	700,000	792,340
CWABS Asset-Backed Certificates Trust,
Series 2007-12 2A3 0.902%, 8/25/47(l)		$15,338	15,076
EMC Mortgage Loan Trust,
Series 2001-A A 0.842%, 5/25/40(l)§		3,435	3,333
Evergreen Credit Card Trust,
Series 2019-2 A 1.900%, 9/16/24§		900,000	909,296
Fremont Home Loan Trust,
Series 2005-D M1 0.717%, 11/25/35(l)		300,000	286,857
Series 2006-E 2A1 0.162%, 1/25/37(l)		2,380	1,278
Galaxy XV CLO Ltd.,
Series 2013-15A ARR 1.094%, 10/15/30(l)§		900,000	898,222
GSAA Trust,
Series 2006-7 AF2 5.995%, 3/25/46(l)		270,575	139,964
GSAMP Trust,
Series 2006-NC2 A2B 0.282%, 6/25/36(l)		138,249	92,272
GSPA Monetization Trust, 6.422%, 10/9/29§		270,459	285,855
Home Equity Loan Trust,
Series 2007-FRE1 2AV3 0.332%, 4/25/37(l)		438,326	429,714
JetBlue Pass-Through Trust,
Series 2020-1 A 4.000%, 11/15/32		841,107	899,223
JP Morgan Mortgage Acquisition Corp.,
Series 2005-FRE1 M1 0.717%, 10/25/35(l)		199,947	198,811
Series 2006-FRE1 M1 0.687%, 5/25/35(l)		127,897	126,941

See Notes to Financial Statements.

1331

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
JP Morgan Mortgage Acquisition Trust,
Series 2007-CH3 A5 0.362%, 3/25/37(l)	$59,567	$58,796
LCCM Trust,
Series 2021-FL3 A 1.550%, 11/15/38(l)§	800,000	799,535
LCM XV LP,
Series 15A AR2 1.132%, 7/20/30(l)§	800,000	800,007
Lehman XS Trust,
Series 2006-8 2A1 0.462%, 6/25/36(l)	28,934	28,644
LoanCore Issuer Ltd.,
Series 2018-CRE1 A 1.240%, 5/15/28(l)§	146,581	146,508
LP Credit Card ABS Master Trust,
Series 2018-1 A 1.638%, 8/20/24(l)§	181,436	181,480
Magnetite XVIII Ltd.,
Series 2016-18A AR2 1.023%, 11/15/28(l)§	800,000	799,938
Marble Point CLO X Ltd.,
Series 2017-1A AR 1.164%, 10/15/30(l)§	800,000	800,006
MASTR Asset-Backed Securities Trust,
Series 2006-FRE1 A4 0.682%, 12/25/35(l)	55,076	54,410
Series 2006-FRE2 A5 0.582%, 3/25/36(l)	182,687	145,023
MF1 Ltd.,
Series 2020-FL4 A 1.864%, 11/15/35(l)§	800,000	802,811
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2006-HE5 A2D 0.352%, 8/25/36(l)	486,940	298,569
Series 2006-WMC2 A2C 0.402%, 7/25/36(l)	257,494	122,784
Newcastle Mortgage Securities Trust,
Series 2006-1 M5 0.822%, 3/25/36(l)	900,000	857,021
NovaStar Mortgage Funding Trust,
Series 2006-5 A2D 0.582%, 11/25/36(l)	113,040	48,875
OCP CLO Ltd.,
Series 2015-9A A1R 0.924%, 7/15/27(l)§	4,419	4,420
OneMain Direct Auto Receivables Trust,
Series 2018-1A A 3.430%, 12/16/24§	20,730	20,737
Option One Mortgage Loan Trust,
Series 2006-3 2A3 0.242%, 2/25/37(l)	1,295,057	816,921
Series 2007-5 1A1 0.322%, 5/25/37(l)	396,276	293,430
Series 2007-CP1 1A1 0.242%, 3/25/37(l)	195,694	184,720
Option One Mortgage Loan Trust Asset-Backed Certificates,
Series 2005-4 M2 0.792%, 11/25/35(l)	509,108	502,748
OZLM IX Ltd.,
Series 2014-9A A1A3 1.231%, 10/20/31(l)§	900,000	898,533
OZLM XVI Ltd.,
Series 2017-16A A1R 1.185%, 5/16/30(l)§	800,000	799,998
Palmer Square Loan Funding Ltd.,
Series 2021-4A A1 0.925%, 10/15/29(l)§	800,000	800,189
RAAC Trust,
Series 2006-SP2 M1 0.612%, 2/25/36(l)	595,342	592,135
RAMP Trust,
Series 2005-RS4 M5 1.122%, 4/25/35(l)	252,382	251,554
RASC Trust,
Series 2005-EMX5 A3 0.762%, 12/25/35(l)	122,882	111,115
Series 2006-EMX2 M1 0.702%, 2/25/36(l)	192,664	188,246
Series 2006-KS7 A4 0.342%, 9/25/36(l)	95,193	94,891
Series 2007-KS3 AI3 0.352%, 4/25/37(l)	8,993	8,962
Renaissance Home Equity Loan Trust,
Series 2006-4 AF2 5.285%, 1/25/37(e)	548,945	259,803
Saranac CLO VI Ltd.,
Series 2018-6A A1R 1.341%, 8/13/31(l)§	800,000	798,920
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5 A2A 0.232%, 5/25/37(l)	40,844	34,495
SG Mortgage Securities Trust,
Series 2006-FRE1 A2C 0.642%, 2/25/36(l)	70,619	45,372
SLM Student Loan Trust,
Series 2003-10A A3 0.673%, 12/15/27(l)§	53,054	52,966
Series 2003-11 A6 0.753%, 12/15/25(l)§	153,500	153,582
Sound Point CLO XII Ltd.,
Series 2016-2A AR2 1.181%, 10/20/28(l)§	805,252	805,294
Sound Point CLO XV Ltd.,
Series 2017-1A ARR 1.024%, 1/23/29(l)§	800,000	800,010
Sound Point CLO XVI Ltd.,
Series 2017-2A AR 1.104%, 7/25/30(l)§	800,000	799,647
Soundview Home Loan Trust,
Series 2007-OPT5 1A1 1.003%, 10/25/37(l)	637,947	594,719
Series 2007-WMC1 3A1 0.212%, 2/25/37(l)	77,877	26,924
Specialty Underwriting & Residential Finance Trust,
Series 2006-BC5 A2D 0.253%, 11/25/37(l)	590,294	409,253

See Notes to Financial Statements.

1332

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Stonepeak ABS,
Series 2021-1A 2.301%, 2/28/33§		$755,773	$747,848
Stratus CLO Ltd.,
Series 2021-2A A 1.120%, 12/28/29(l)§		800,000	800,000
Series 2021-3A A 1.168%, 12/29/29(l)§		800,000	800,000
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2007-GEL2 A3 0.553%, 5/25/37(l)§		219,358	215,132
STWD Ltd.,
Series 2021-FL2 A 1.309%, 4/18/38(l)§		800,000	799,748
Sunrun Demeter Issuer,
Series 2021-2A A 2.270%, 1/30/57§		800,000	796,591
TRTX Issuer Ltd.,
Series 2019-FL3 A 1.314%, 10/15/34(l)§		724,481	724,255
United Airlines Pass-Through Trust,
Series 2016-2 AA 2.875%, 10/7/28		630,842	626,960
Series 2020-1 A 5.875%, 10/15/27		903,300	986,732
Venture XX CLO Ltd.,
Series 2015-20A AR 0.944%, 4/15/27(l)§		71,958	71,958
WaMu Asset-Backed Certificates Trust,
Series 2007-HE2 2A3 0.352%, 4/25/37(l)		224,130	109,190

Total Asset-Backed Securities			40,600,305

Collateralized Mortgage Obligations (5.8%)
Alba plc,
Series 2007-1 A3 0.392%, 3/17/39(l)(m)	GBP	348,236	455,792
Alternative Loan Trust,
Series 2005-32T1 A3 1.102%, 8/25/35(l)		$106,685	56,356
Series 2006-45T1 1A16 6.000%, 2/25/37		240,959	158,722
Series 2006-OA11 A1B 0.482%, 9/25/46(l)		347,033	340,978
Series 2006-OA12 A1B 0.294%, 9/20/46(l)		120,695	117,407
Series 2006-OA3 1A1 0.502%, 5/25/36(l)		33,915	31,359
American Home Mortgage Investment Trust,
Series 2004-4 4A 2.246%, 2/25/45(l)		2,297	2,306
Series 2006-2 3A2 6.700%, 6/25/36(e)		482,286	109,834
Banc of America Funding Trust,
Series 2005-D A1 2.791%, 5/25/35(l)		7,471	7,702
Series 2007-2 1A2 6.000%, 3/25/37		70,234	66,958
Banc of America Mortgage Trust,
Series 2003-D 2A4 3.445%, 5/25/33(l)		4,396	4,632
BCAP LLC Trust,
Series 2007-AA2 12A1 0.522%, 5/25/47(l)		73,706	71,272
Series 2011-RR5 12A1 4.769%, 3/26/37(e)§		20,780	21,462
Bear Stearns ALT-A Trust,
Series 2005-4 23A1 2.603%, 5/25/35(l)		25,420	25,583
Series 2005-7 22A1 2.868%, 9/25/35(l)		21,732	16,315
Series 2006-3 35A1 3.156%, 5/25/36(l)		61,331	39,520
Bear Stearns ARM Trust,
Series 2002-11 1A1 2.500%, 2/25/33(l)		141	146
Series 2002-11 1A2 2.834%, 2/25/33(l)		325	303
Series 2003-1 6A1 2.500%, 4/25/33(l)		866	919
Series 2003-8 2A1 2.153%, 1/25/34(l)		4,951	4,920
Series 2004-1 12A5 2.810%, 4/25/34(l)		10,960	11,026
Series 2004-10 22A1 4.558%, 1/25/35(l)		3,841	3,997
Series 2004-10 23A1 2.730%, 1/25/35(l)		1,346	1,362
Series 2004-3 1A1 3.177%, 7/25/34(l)		9,045	8,805
Series 2004-8 2A1 3.000%, 11/25/34(l)		27,724	27,853
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R6 1A1 2.701%, 1/26/36(l)		37,264	30,981
Series 2007-R6 2A1 2.511%, 12/26/46(l)		30,972	27,659
Chase Mortgage Finance Trust,
Series 2005-A2 3A5 2.795%, 1/25/36(l)		43,819	40,357
CHL Mortgage Pass-Through Trust,
Series 2004-22 A3 2.672%, 11/25/34(l)		19,431	19,577
Series 2004-HYB9 1A1 2.510%, 2/20/35(l)		5,744	5,794
Series 2005-HYB9 3A2A 1.985%, 2/20/36(l)		4,247	3,746
Citigroup Mortgage Loan Trust,
Series 2005-11 A2A 2.470%, 10/25/35(l)		2,614	2,664
Series 2009-7 5A2 5.500%, 12/25/35§		61,121	42,003
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2 1A4 2.508%, 5/25/35(l)		8,580	8,672
Series 2005-6 A2 2.210%, 9/25/35(l)		87,911	92,018

See Notes to Financial Statements.

1333

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-AR21 2A1 4.964%, 6/25/32(l)		$479	$499
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-AR2 A1 0.402%, 3/25/37(l)		120,998	122,476
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-1 1A1 0.602%, 2/25/35(l)		4,375	4,323
Eurosail-UK plc,
Series 2007-1X A3C 0.255%, 3/13/45(l)(m)	GBP	81,751	109,813
Series 2007-2X A3C 0.245%, 3/13/45(l)(m)		26,605	35,544
FHLMC,
Series 1529 Z 7.000%, 6/15/23		$1,006	1,039
Series 2248 FB 0.610%, 9/15/30(l)		110	111
Series 2266 F 0.560%, 11/15/30(l)		20	20
Series 3360 FC 0.830%, 5/15/37(l)		5,410	5,519
Series 4989 FA 0.432%, 8/15/40(l)		324,605	325,980
Series 4989 FB 0.432%, 10/15/40(l)		262,298	263,408
FHLMC Structured Pass-Through Certificates,
Series T-63 1A1 1.288%, 2/25/45(l)		3,984	4,045
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA6 3A1 2.854%, 8/25/35(l)		49,593	46,656
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4 2A1 2.815%, 10/25/35(l)		37,463	37,601
FNMA,
Series 1993-45 Z 7.000%, 4/25/23		783	805
Series 2003-25 KP 5.000%, 4/25/33		10,543	11,613
Series 2004-W2 5AF 0.453%, 3/25/44(l)		10,909	10,945
Series 2005-79 NF 0.512%, 9/25/35(l)		6,696	6,756
Series 2006-118 A1 0.152%, 12/25/36(l)		4,189	4,164
Series 2006-5 3A2 1.905%, 5/25/35(l)		3,436	3,493
Series 2007-42 AF 0.352%, 5/25/37(l)		690	693
Series 2007-73 A1 0.147%, 7/25/37(l)		10,961	10,765
Series 2015-58 AI 1.670%, 8/25/55IO(l)		271,376	14,611
GNMA,
Series 2015-H18 FB 0.681%, 7/20/65(l)		$429,885	$432,484
Series 2015-H19 FK 0.681%, 8/20/65(l)		321,669	323,576
Series 2016-H02 FH 1.081%, 1/20/66(l)		116,431	118,550
Series 2016-H14 FA 0.881%, 6/20/66(l)		182,167	184,366
Series 2016-H17 FC 0.911%, 8/20/66(l)		496,749	503,526
Series 2016-H17 FM 0.531%, 8/20/66(l)		4,126	4,128
Series 2016-H20 PT 2.795%, 9/20/66(l)		564,189	595,449
Series 2016-H22 FA 0.851%, 10/20/66(l)		299,143	302,616
Series 2017-H10 FB 1.029%, 4/20/67(l)		386,295	389,068
Series 2018-38 WF 0.399%, 10/20/43(l)		227,588	226,904
Great Hall Mortgages No. 1 plc,
Series 2007-2A AC 0.344%, 6/18/39(l)§		84,474	83,203
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 2.851%, 9/25/35(l)		28,718	29,346
Series 2005-AR7 6A1 2.629%, 11/25/35(l)		8,668	8,743
HarborView Mortgage Loan Trust,
Series 2005-12 2A12 1.604%, 10/19/35(l)		60,741	45,798
Series 2005-14 4A1A 2.872%, 12/19/35(l)		74,203	49,102
Series 2005-2 2A1A 0.544%, 5/19/35(l)		8,289	7,983
Series 2005-4 3A1 2.658%, 7/19/35(l)		30,885	25,878
Hawksmoor Mortgages,
Series 2019-1A A 1.097%, 5/25/53(l)§	GBP	1,930,188	2,618,241
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR35 2A1A 0.272%, 1/25/37(l)		$63,459	64,098
Series 2006-AR9 2A1 2.953%, 6/25/36(l)		199,145	165,751
JP Morgan Mortgage Trust,
Series 2005-S3 1A2 5.750%, 1/25/36		10,849	6,874
Series 2006-A3 6A1 2.613%, 8/25/34(l)		39,873	40,165
Series 2006-A6 1A4L 3.225%, 10/25/36(l)		61,181	53,079
Landmark Mortgage Securities No. 3 plc,
Series 3 A 0.493%, 4/17/44(l)(m)	GBP	644,253	834,852
Legacy Mortgage Asset Trust,
Series 2020-GS1 A1 2.882%, 10/25/59(e)§		$720,197	722,363

See Notes to Financial Statements.

1334

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1 I2A3 0.822%, 1/25/47(l)		$63,821	$142,043
Merrill Lynch Mortgage Investors Trust,
Series 2005-1 2A5 1.915%, 4/25/35(l)		49,360	48,793
Morgan Stanley Mortgage Loan Trust,
Series 2005-3AR 3A 2.332%, 7/25/35(l)		66,319	61,702
MortgageIT Trust,
Series 2005-5 A2 0.722%, 12/25/35(l)		41,182	41,528
Prime Mortgage Trust,
Series 2004-CL1 1A2 0.503%, 2/25/34(l)		1,378	1,346
Series 2006-CL1 A1 0.602%, 2/25/35(l)		51,025	50,154
RALI Trust,
Series 2005-QA13 2A1 3.955%, 12/25/35(l)		9,422	8,832
Series 2006-QS12 1A1 6.500%, 9/25/36		175,158	111,851
Series 2006-QS13 1A10 6.000%, 9/25/36		14,593	13,831
Series 2007-QA3 A1 0.202%, 5/25/37(l)		218,439	215,013
Residential Asset Securitization Trust,
Series 2005-A11 1A1 0.552%, 10/25/35(l)		42,438	27,227
RFMSI Trust,
Series 2007-S6 1A11 6.000%, 6/25/37		61,459	60,352
STARM Mortgage Loan Trust,
Series 2007-1 2A1 2.304%, 2/25/37(l)		38,237	35,333
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-3 1A1 0.502%, 4/25/47(l)		45,029	44,067
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A3 0.604%, 7/19/35(l)		27,831	27,081
Series 2006-AR6 1A3 0.482%, 7/25/46(l)		930,143	754,714
Structured Asset Mortgage Investments Trust,
Series 2002-AR3 A1 0.764%, 9/19/32(l)		627	627
Thornburg Mortgage Securities Trust,
Series 2007-1 A2B 1.861%, 3/25/37(l)		35,956	33,661
Series 2007-3 3A1 1.811%, 6/25/47(l)		220,410	183,705
Towd Point Mortgage Funding,
Series 2019-A13A A1 0.951%, 7/20/45(l)§	GBP	1,614,060	2,188,421
Towd Point Mortgage Funding plc,
Series 2020-A14X A
0.950%, 5/20/45(l)(m)	GBP	1,602,612	$2,173,584
Wachovia Mortgage Loan LLC Trust,
Series 2006-A 2A1
2.238%, 5/20/36(l)		$26,771	27,469
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR13 A1A1
0.682%, 10/25/45(l)		3,901	3,909
Series 2005-AR6 1A1A
0.602%, 2/25/45(l)		248,817	253,137
Series 2006-AR16 3A3
3.070%, 12/25/36(l)		14,556	14,444
Series 2007-HY5 2A1
3.286%, 5/25/37(l)		99,263	87,118
Series 2007-HY7 4A2
3.109%, 7/25/37(l)		50,464	51,035
Warwick Finance Residential Mortgages Number Three plc,
Series 3A A
0.995%, 12/21/49(l)§	GBP	637,021	863,347
Series 3A B
1.695%, 12/21/49(l)§		100,000	135,889
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR16 A1
2.240%, 10/25/36(l)		$545,188	522,810

Total Collateralized Mortgage Obligations			18,899,045

Commercial Mortgage-Backed Securities (5.0%)
A10 Bridge Asset Financing LLC,
Series 2020-C A
2.021%, 8/15/40§		448,624	449,314
Arbor Multifamily Mortgage Securities Trust,
Series 2020-MF1 A5
2.756%, 5/15/53§		600,000	626,089
AREIT Trust,
Series 2020-CRE4 A
2.784%, 4/15/37(l)§		162,068	162,137
Series 2021-CRE5 A
1.190%, 7/17/26(l)§		800,000	798,969
Benchmark Mortgage Trust,
Series 2019-B9 A5
4.016%, 3/15/52		800,000	897,265
Business Mortgage Finance 7 plc,
Series 7X A1
2.102%, 2/15/41(l)(m)	GBP	51,830	69,975
CFCRE Commercial Mortgage Trust,
Series 2016-C7 ASB
3.644%, 12/10/54		$294,940	309,979
Commercial Mortgage Trust,
Series 2018-COR3 A3 4.228%, 5/10/51		700,000	786,569
Series 2021-2400 A 1.400%, 12/15/38(l)§		800,000	800,000
DOLP Trust,
Series 2021-NYC A 2.956%, 5/10/41§		1,000,000	1,039,722

See Notes to Financial Statements.

1335

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Extended Stay America Trust,
Series 2021-ESH A 1.190%, 7/15/38(l)§		$795,860	$795,859
FHLMC Multifamily Structured Pass-Through Certificates,
Series K023 X1 1.199%, 8/25/22 IO(l)		1,916,008	10,078
FNMA ACES,
Series 2020-M33 X2 2.251%, 1/25/31 IO(l)		1,900,000	246,919
GS Mortgage Securities Corp. Trust,
Series 2017-GPTX A 2.856%, 5/10/34§		400,000	399,597
GS Mortgage Securities Trust,
Series 2015-GC30 AAB 3.120%, 5/10/50		394,449	404,435
Series 2016-GS3 WMB 3.602%, 10/10/49(l)§		100,000	97,236
Hilton USA Trust,
Series 2016-SFP A 2.828%, 11/5/35§		600,000	600,122
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2021-HTL5 A 1.225%, 11/15/38(l)§		800,000	797,001
MF1 Multifamily Housing Mortgage Loan Trust,
Series 2021-FL5 A 1.014%, 7/15/36(l)§		764,029	762,045
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20 ASB 3.069%, 2/15/48		53,061	54,274
Series 2015-C27 ASB 3.557%, 12/15/47		230,467	239,308
Morgan Stanley Capital I Trust,
Series 2020-CNP A 2.428%, 4/5/42(l)§		800,000	802,434
Series 2021-230P A 1.279%, 12/15/23(l)§		800,000	799,517
MSSG Trust,
Series 2017-237P A 3.397%, 9/13/39§		700,000	739,353
PFP Ltd.,
Series 2021-8 A 1.109%, 8/9/37(l)§		800,000	797,038
Ready Capital Mortgage Financing LLC,
Series 2021-FL7 A 1.280%, 11/25/36(l)§		799,957	799,478
Tharaldson Hotel Portfolio Trust,
Series 2018-THL A 1.154%, 11/11/34(l)§		324,032	323,640
Wells Fargo Commercial Mortgage Trust,
Series 2018-C48 A5 4.302%, 1/15/52		800,000	909,147
Worldwide Plaza Trust,
Series 2017-WWP A 3.526%, 11/10/36§		900,000	958,593

Total Commercial Mortgage-Backed Securities			16,476,093

Corporate Bonds (36.0%)
Communication Services (2.4%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc. 2.250%, 2/1/32		800,000	771,737
Verizon Communications, Inc. 2.355%, 3/15/32§		1,303,000	1,285,718

			2,057,455

Entertainment (0.9%)
Electronic Arts, Inc. 1.850%, 2/15/31		800,000	766,201
Netflix, Inc. 4.625%, 5/15/29	EUR	500,000	708,219
Walt Disney Co. (The) 2.650%, 1/13/31		$1,300,000	1,347,178

			2,821,598

Media (0.6%)
Charter Communications Operating LLC 4.464%, 7/23/22		100,000	101,402
2.250%, 1/15/29		800,000	776,000
Discovery Communications LLC 3.625%, 5/15/30(x)		900,000	960,433

			1,837,835

Wireless Telecommunication Services (0.3%)
Sprint Spectrum Co. LLC 4.738%, 3/20/25§		568,750	592,893
5.152%, 3/20/28§		400,000	441,000

			1,033,893

Total Communication Services			7,750,781

Consumer Discretionary (3.9%)
Automobiles (2.1%)
BMW Finance NV 2.250%, 8/12/22§		700,000	706,321
Daimler Finance North America LLC 2.550%, 8/15/22§		700,000	707,475
3.700%, 5/4/23§		700,000	724,755
Hyundai Capital America 1.150%, 11/10/22§		800,000	801,538
1.650%, 9/17/26§		800,000	783,669
Nissan Motor Acceptance Co. LLC 1.850%, 9/16/26§		800,000	780,264
2.750%, 3/9/28§		800,000	797,547
Nissan Motor Co. Ltd. 4.810%, 9/17/30§		800,000	893,891
Volkswagen Group of America Finance LLC 3.200%, 9/26/26§		700,000	735,824

			6,931,284

Hotels, Restaurants & Leisure (1.2%)
Choice Hotels International, Inc. 3.700%, 12/1/29		700,000	740,288
Expedia Group, Inc. 3.250%, 2/15/30		700,000	714,250
Las Vegas Sands Corp. 3.500%, 8/18/26		700,000	713,676

See Notes to Financial Statements.

1336

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Starbucks Corp. 2.550%, 11/15/30		$900,000	$915,513
Wynn Las Vegas LLC 5.500%, 3/1/25§		800,000	827,120

			3,910,847

Household Durables (0.6%)
Mohawk Industries, Inc. 3.625%, 5/15/30		900,000	963,145
NVR, Inc. 3.000%, 5/15/30		900,000	932,712

			1,895,857

Total Consumer Discretionary			12,737,988

Consumer Staples (0.7%)
Beverages (0.2%)
Bacardi Ltd. 4.450%, 5/15/25§		500,000	541,788

Food Products (0.2%)
Conagra Brands, Inc. 4.300%, 5/1/24		700,000	744,049

Tobacco (0.3%)
Imperial Brands Finance plc 3.875%, 7/26/29§		800,000	849,006

Total Consumer Staples			2,134,843

Energy (2.0%)
Energy Equipment & Services (0.1%)
Odebrecht Drilling Norbe VIII/IX Ltd. 7.350%, 12/1/26 PIK§		854	461
7.350%, 12/1/26 PIK(m)		343,210	185,137
Odebrecht Oil & Gas Finance Ltd.
(Zero Coupon), 1/31/22(y)§		200,000	1,496

			187,094

Oil, Gas & Consumable Fuels (1.9%)
Boardwalk Pipelines LP 3.400%, 2/15/31		600,000	619,127
Continental Resources, Inc. 5.750%, 1/15/31§		800,000	938,967
Energy Transfer LP 5.250%, 4/15/29		600,000	688,353
Greenko Solar Mauritius Ltd. 5.950%, 7/29/26§		700,000	744,625
MPLX LP 4.000%, 3/15/28		300,000	325,969
ONEOK Partners LP 6.850%, 10/15/37		800,000	1,063,937
Sabine Pass Liquefaction LLC 4.200%, 3/15/28		100,000	109,596
4.500%, 5/15/30		800,000	902,718
Saudi Arabian Oil Co. 2.750%, 4/16/22§		800,000	805,750

			6,199,042

Total Energy			6,386,136

Financials (11.6%)
Banks (5.9%)
Banco Santander SA 2.746%, 5/28/25		700,000	722,705
Bank of America Corp. 4.125%, 1/22/24		200,000	212,319
Series N (SOFR + 0.91%), 1.658%, 3/11/27(k)		800,000	793,596
Banque Federative du Credit Mutuel SA
(ICE LIBOR USD 3 Month + 0.96%), 1.091%, 7/20/23(k)§		600,000	606,173
Barclays plc
(ICE LIBOR USD 3 Month + 1.63%), 1.746%, 1/10/23(k)		900,000	899,978
BNP Paribas SA 3.500%, 3/1/23§		700,000	720,400
(ICE LIBOR USD 3 Month + 2.24%), 4.705%, 1/10/25(k)§		700,000	744,980
Citigroup, Inc.
(SOFR + 1.67%), 1.678%, 5/15/24(k)		900,000	909,425
(ICE LIBOR USD 3 Month + 1.02%), 1.194%, 6/1/24(k)		700,000	705,989
(SOFR + 0.69%), 0.776%, 10/30/24(k)		800,000	794,931
Credit Suisse Group Funding Guernsey Ltd. 3.800%, 9/15/22		600,000	613,453
Danske Bank A/S
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 1.621%, 9/11/26(k)§		1,000,000	986,304
JPMorgan Chase & Co.
(ICE LIBOR USD 3 Month + 0.89%), 3.797%, 7/23/24(k)		700,000	729,016
(SOFR + 1.51%), 2.739%, 10/15/30(k)		900,000	922,322
Lloyds Bank plc 7.500%, 4/2/32(e)(m)		600,000	463,500
Lloyds Banking Group plc
ICE Swap Rate GBP SONIA 5 Year + 5.29%), 7.625%, 6/27/23(k)(m)(y)	GBP	200,000	288,983
Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.74%), 0.913%, 3/2/23(k)		$700,000	703,215
Mizuho Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.99%), 1.111%, 7/10/24(k)		900,000	907,495
(SOFR + 0.87%), 0.849%, 9/8/24(k)		800,000	795,849
NatWest Group plc 2.500%, 3/22/23(m)	EUR	100,000	117,472
Societe Generale SA 4.250%, 9/14/23§		$700,000	735,186
Standard Chartered plc
(ICE LIBOR USD 3 Month + 1.56%), 3.785%, 5/21/25(k)§		700,000	733,638

See Notes to Financial Statements.

1337

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
(SOFR + 0.93%), 0.980%, 11/23/25(k)§		$800,000	$800,229
Sumitomo Mitsui Financial Group, Inc. 1.474%, 7/8/25		800,000	795,344
UniCredit SpA 7.830%, 12/4/23§		900,000	1,001,917
Wells Fargo & Co.
(EURIBOR 3 Month + 1.85%), 1.741%, 5/4/30(k)(m)	EUR	500,000	601,944
Series BB
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.900%, 3/15/26(k)(y)		$800,000	816,000

			19,122,363

Capital Markets (2.9%)
Cantor Fitzgerald LP 6.500%, 6/17/22§		300,000	307,347
Credit Suisse AG 6.500%, 8/8/23(m)		200,000	215,250
Credit Suisse Group AG
(USD Swap Semi 5 Year + 4.60%), 7.500%, 12/11/23(k)(y)§		700,000	756,000
Deutsche Bank AG 3.300%, 11/16/22		600,000	612,420
3 .950%, 2/27/23		500,000	516,080
(SOFR + 2.58%), 3.961%, 11/26/25(k)		1,800,000	1,904,712
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.17%), 1.326%, 5/15/26(k)		300,000	304,809
Intercontinental Exchange, Inc. 3.000%, 6/15/50		700,000	703,431
Lazard Group LLC 4.500%, 9/19/28		700,000	794,270
Nomura Holdings, Inc. 1.851%, 7/16/25		900,000	900,388
Owl Rock Capital Corp. 2.875%, 6/11/28		800,000	781,600
Stifel Financial Corp. 4.000%, 5/15/30		900,000	989,702
UBS Group AG 4.125%, 9/24/25§		200,000	216,763
4.125%, 4/15/26§		600,000	654,849

			9,657,621

Consumer Finance (2.0%)
Ally Financial, Inc. 2.200%, 11/2/28		800,000	794,964
Ford Motor Credit Co. LLC
(ICE LIBOR USD 3 Month + 1.08%), 1.221%, 8/3/22(k)		925,000	926,636
3.350%, 11/1/22		800,000	809,760
(ICE LIBOR USD 3 Month + 1.24%), 1.391%, 2/15/23(k)		600,000	598,816
5.584%, 3/18/24		900,000	966,375
General Motors Financial Co., Inc. 3.550%, 7/8/22		700,000	710,153
Volkswagen Bank GmbH 1.250%, 8/1/22(m)	EUR	300,000	344,449
1.875%, 1/31/24(m)		1,100,000	1,299,116

			6,450,269

Diversified Financial Services (0.3%)
NTT Finance Corp. 1.162%, 4/3/26§		$1,000,000	980,138

Insurance (0.3%)
First American Financial Corp. 4.000%, 5/15/30		700,000	766,018
Society of Lloyd’s 4.750%, 10/30/24(m)	GBP	100,000	144,992

			911,010

Thrifts & Mortgage Finance (0.2%)
Jyske Realkredit A/S
Series CCE 1.500%, 10/1/53	DKK	3,500,000	516,838
Realkredit Danmark A/S
Series 23S 1.500%, 10/1/53(m)		2,100,000	314,337

			831,175

Total Financials			37,952,576

Health Care (1.6%)
Biotechnology (0.4%)
AbbVie, Inc. 2.950%, 11/21/26		$700,000	736,531
Regeneron Pharmaceuticals, Inc. 1.750%, 9/15/30		700,000	660,868

			1,397,399

Health Care Providers & Services (0.6%)
Anthem, Inc. 2.550%, 3/15/31		800,000	816,219
Cigna Corp. 3.050%, 11/30/22		100,000	101,869
CVS Health Corp. 4.300%, 3/25/28		198,000	222,280
2.125%, 9/15/31		900,000	877,089

			2,017,457

Pharmaceuticals (0.6%)
Bayer US Finance II LLC
(ICE LIBOR USD 3 Month + 1.01%), 1.213%, 12/15/23(k)§		$300,000	$301,973
Mylan, Inc. 3.125%, 1/15/23§		700,000	714,281
Zoetis, Inc. 2.000%, 5/15/30		900,000	885,779

			1,902,033

Total Health Care			5,316,889

Industrials (2.5%)
Aerospace & Defense (1.2%)
Boeing Co. (The) 1.433%, 2/4/24		800,000	798,624

See Notes to Financial Statements.

1338

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
2.750%, 2/1/26	$800,000	$823,282
Leidos, Inc. 4.375%, 5/15/30	800,000	891,011
Spirit AeroSystems, Inc. 4.600%, 6/15/28(x)	700,000	696,500
Textron, Inc. 2.450%, 3/15/31	600,000	588,902

		3,798,319

Commercial Services & Supplies (0.3%)
Rockefeller Foundation (The)
Series 2020 2.492%, 10/1/50	800,000	806,152

Industrial Conglomerates (0.1%)
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	379,000	454,457

Machinery (0.3%)
Daimler Trucks Finance North America LLC 2.000%, 12/14/26§	800,000	803,950

Marine (0.2%)
AP Moller - Maersk A/S 4.500%, 6/20/29§	700,000	801,906

Road & Rail (0.4%)
Central Japan Railway Co. 3.400%, 9/6/23(m)	600,000	621,945
Pacific National Finance Pty. Ltd. 4.750%, 3/22/28(m)	700,000	744,347

		1,366,292

Total Industrials		8,031,076

Information Technology (2.4%)
Electronic Equipment, Instruments & Components (0.0%)
Arrow Electronics, Inc. 3.500%, 4/1/22	100,000	100,165

IT Services (0.7%)
CGI, Inc. 1.450%, 9/14/26§	800,000	781,498
Global Payments, Inc. 2.900%, 5/15/30	700,000	711,266
PayPal Holdings, Inc. 2.850%, 10/1/29	700,000	736,316

		2,229,080

Semiconductors & Semiconductor Equipment (1.2%)
Broadcom, Inc. 4.110%, 9/15/28	576,000	631,693
4.150%, 11/15/30	854,000	945,283
2.450%, 2/15/31§	800,000	780,975
3.469%, 4/15/34§	752,000	783,053
3.137%, 11/15/35§	215,000	217,560
3.187%, 11/15/36§	46,000	46,051
NXP BV 5.350%, 3/1/26§	500,000	563,687

		3,968,302

Software (0.2%)
VMware, Inc. 4.700%, 5/15/30	500,000	583,456

Technology Hardware, Storage & Peripherals (0.3%)
Dell International LLC 5.450%, 6/15/23	240,000	253,998
5.850%, 7/15/25	700,000	794,796

		1,048,794

Total Information Technology		7,929,797

Real Estate (5.1%)
Equity Real Estate Investment Trusts (REITs) (5.1%)
Alexandria Real Estate Equities, Inc. (REIT) 4.300%, 1/15/26	300,000	328,933
4.500%, 7/30/29	200,000	230,400
American Tower Corp. (REIT) 3.375%, 5/15/24	800,000	834,410
AvalonBay Communities, Inc. (REIT) 2.300%, 3/1/30	800,000	810,554
Boston Properties LP (REIT) 4.500%, 12/1/28	600,000	679,166
Brixmor Operating Partnership LP (REIT)
(ICE LIBOR USD 3 Month + 1.05%), 1.182%, 2/1/22(k)	200,000	200,149
Corporate Office Properties LP (REIT) 2.250%, 3/15/26	800,000	809,819
EPR Properties (REIT) 3.750%, 8/15/29	700,000	705,477
3.600%, 11/15/31	800,000	794,832
Equinix, Inc. (REIT) 2.500%, 5/15/31	800,000	796,146
Federal Realty Investment Trust (REIT) 3.500%, 6/1/30	900,000	963,445
GLP Capital LP (REIT) 5.250%, 6/1/25	100,000	109,525
5.750%, 6/1/28	200,000	230,720
Goodman US Finance Three LLC (REIT) 3.700%, 3/15/28§	500,000	539,047
Healthcare Trust of America Holdings LP (REIT) 3.500%, 8/1/26	700,000	746,058
Highwoods Realty LP (REIT) 4.125%, 3/15/28	100,000	110,453
Mid-America Apartments LP (REIT) 2.750%, 3/15/30	700,000	726,477
National Retail Properties, Inc. (REIT) 2.500%, 4/15/30	800,000	809,437
Physicians Realty LP (REIT) 4.300%, 3/15/27	100,000	110,942
Public Storage (REIT) 3.094%, 9/15/27	500,000	533,749
Realty Income Corp. (REIT) 4.625%, 11/1/25	400,000	443,562
3.000%, 1/15/27	300,000	316,920
3.250%, 1/15/31	600,000	643,992
Scentre Group Trust 1 (REIT) 4.375%, 5/28/30§	900,000	1,028,353
Service Properties Trust (REIT) 4.500%, 6/15/23	200,000	203,064
4.950%, 2/15/27	500,000	483,125
Simon Property Group LP (REIT) 2.450%, 9/13/29	700,000	705,317
STORE Capital Corp. (REIT) 2.700%, 12/1/31	800,000	777,661

See Notes to Financial Statements.

1339

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Ventas Realty LP (REIT) 3.250%, 10/15/26		$200,000	$212,313
Welltower, Inc. (REIT) 2.750%, 1/15/31		800,000	817,722

			16,701,768

Total Real Estate			16,701,768

Utilities (3.8%)
Electric Utilities (3.0%)
Duke Energy Corp. 2.450%, 6/1/30		600,000	596,918
Duke Energy Ohio, Inc. 3.650%, 2/1/29		500,000	542,810
Edison International 3.550%, 11/15/24		600,000	628,400
Greenko Power II Ltd. 4.300%, 12/13/28§		800,000	814,000
IPALCO Enterprises, Inc. 4.250%, 5/1/30		700,000	767,173
ITC Holdings Corp. 2.950%, 5/14/30§		600,000	613,589
NextEra Energy Capital Holdings, Inc. 2.250%, 6/1/30		900,000	896,022
Niagara Mohawk Power Corp. 4.278%, 12/15/28§		900,000	998,833
Pacific Gas and Electric Co. 1.700%, 11/15/23		800,000	800,157
3.750%, 2/15/24		600,000	619,154
3.500%, 6/15/25		300,000	310,214
3.150%, 1/1/26		600,000	612,252
2.950%, 3/1/26		600,000	609,367
Southern Co. (The)
Series 2021
(SOFR + 0.37%), 0.420%, 5/10/23(k)		800,000	798,143

			9,607,032

Gas Utilities (0.6%)
CenterPoint Energy Resources Corp.
(ICE LIBOR USD 3 Month + 0.50%), 0.673%, 3/2/23(k)		1,000,000	999,375
National Fuel Gas Co. 2.950%, 3/1/31		1,000,000	1,005,314

			2,004,689

Multi-Utilities (0.2%)
WEC Energy Group, Inc. 1.375%, 10/15/27		800,000	770,358

Total Utilities			12,382,079

Total Corporate Bonds			117,323,933

Foreign Government Securities (2.0%)
Japan Finance Organization for Municipalities 3.375%, 9/27/23§		1,100,000	1,146,412
Japan International Cooperation Agency 2.750%, 4/27/27		600,000	632,874
Province of Ontario 3.150%, 6/2/22	CAD	300,000	239,859
Province of Quebec 3.500%, 12/1/22		300,000	243,137
3.750%, 9/1/24		200,000	168,090
Republic of Chile 2.450%, 1/31/31		$800,000	794,900
Republic of Peru 6.350%, 8/12/28(m)	PEN	1,000,000	262,212
5.940%, 2/12/29§		2,100,000	535,888
6.950%, 8/12/31(m)		3,000,000	806,577
State of Qatar 3.875%, 4/23/23§		$800,000	830,950
4.000%, 3/14/29§		700,000	787,981

Total Foreign Government Securities			6,448,880

Mortgage-Backed Securities (16.5%)
FHLMC 4.500%, 4/1/29		19,694	21,435
6.000%, 1/1/37		54,649	63,345
4.000%, 1/1/41		32,991	35,739
3.500%, 3/1/48		81,503	86,164
FHLMC UMBS 3.500%, 2/1/49		26,585	28,220
3.500%, 7/1/49		76,610	81,478
3.500%, 2/1/50		18,557	19,624
3.500%, 4/1/50		28,330	30,159
FNMA 2.310%, 8/1/22		190,543	191,402
2.024%, 5/1/38(l)		147,912	155,327
FNMA UMBS 4.500%, 1/1/34		46,138	50,054
5.500%, 4/1/34		27,113	30,578
5.500%, 5/1/34		57,775	65,101
5.500%, 3/1/38		33,992	39,026
5.000%, 8/1/39		53,217	59,631
4.500%, 12/1/41		6,925	7,593
4.500%, 7/1/44		50,533	55,376
3.500%, 2/1/48		13,024	13,764
3.500%, 11/1/48		15,633	16,515
FNMA/FHLMC UMBS, 15 Year, Single Family 3.000%, 1/25/37 TBA		900,000	941,203
FNMA/FHLMC UMBS, 30 Year, Single Family 2.000%, 2/25/52 TBA		30,300,000	30,176,906
2.500%, 2/25/52 TBA		7,300,000	7,437,731
3.000%, 3/25/52 TBA		2,000,000	2,066,719
3.500%, 3/25/52 TBA		9,000,000	9,453,515
GNMA 3.000%, 7/15/45		16,715	17,572
3.000%, 8/15/45		68,165	71,659
4.500%, 1/20/49		348,856	370,309
5.000%, 1/20/49		5,061	5,411
5.000%, 2/20/49		63,707	68,107
5.000%, 7/20/49		1,904,064	2,032,438

Total Mortgage-Backed Securities			53,692,101

See Notes to Financial Statements.

1340

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Municipal Bonds (0.5%)
City Of Chicago General Obligation Bonds, Taxable Series 2015 B 7.750%, 1/1/42		$50,000	$56,935
New York State Urban Development Corp., St Personal Income Tax, Series 2020B 1.346%, 3/15/26		800,000	797,311
The Regent of The University of California General Revenue Bonds 2020, Series BG 1.614%, 5/15/30		700,000	679,160

Total Municipal Bonds			1,533,406

U.S. Treasury Obligations (24.5%)
U.S. Treasury Bonds 1.375%, 11/15/40		14,000,000	12,734,399
1.875%, 2/15/41		3,100,000	3,063,510
2.250%, 5/15/41		800,000	838,809
3.125%, 2/15/42		500,000	602,091
3.375%, 5/15/44		1,400,000	1,761,352
3.125%, 8/15/44		2,100,000	2,549,069
2.875%, 8/15/45		600,000	704,006
3.000%, 8/15/48		16,200,000	19,802,182
2.875%, 5/15/49		900,000	1,082,486
1.250%, 5/15/50		1,300,000	1,101,683
1.375%, 8/15/50		1,200,000	1,049,214
U.S. Treasury Notes 2.875%, 9/30/23#(v)		26,400,000	27,407,625
2.875%, 8/15/28		6,700,000	7,321,280

Total U.S. Treasury Obligations			80,017,706

Total Long-Term Debt Securities (102.8%)
(Cost $320,459,655)			334,991,469

SHORT-TERM INVESTMENTS:
Foreign Government Treasury Bills (3.6%)
Federative Republic of Brazil 0.00%, 4/1/22(p)	BRL	5,800,000	1,017,178
0.00%, 10/1/22(p)	BRL	64,600,000	$10,674,222

Total Foreign Government Treasury Bills			11,691,400

Repurchase Agreements (0.4%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $1,250,997, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $1,276,015. (xx)		$1,250,995	1,250,995
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $200,002, collateralized by various Common Stocks; total market value $221,073. (xx)		200,000	200,000

Total Repurchase Agreements			1,450,995

U.S. Treasury Obligations (7.3%)
U.S. Treasury Bills 0.06%, 1/25/22(p)		2,900,000	2,899,885
0.04%, 1/27/22(p)(w)		2,600,000	2,599,917
0.05%, 3/8/22(p)		8,800,000	8,799,226
0.06%, 3/24/22(p)		5,000,000	4,999,263
0.09%, 4/28/22(p)		4,200,000	4,198,727

Total U.S. Treasury Obligations			23,497,018

Total Short-Term Investments (11.3%) (Cost $37,382,945)			36,639,413

Total Investments in Securities (114.1%) (Cost $357,842,600)			371,630,882
Other Assets Less Liabilities (-14.1%)			(45,839,515)

Net Assets (100%)			$325,791,367

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $82,245,723 or 25.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $120,427.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2021.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $10,089,821 or 3.1% of net assets.

(p)	Yield to maturity.
(v)	All, or a portion of security held by broker as collateral for centrally cleared swaps, with a total collateral value of $726,717.
(w)	All, or a portion of security held by broker as collateral for TBA contracts, with a total collateral value of $25,999.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $1,424,037. This was collateralized by cash of $1,450,995 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2021.

See Notes to Financial Statements.

1341

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Glossary:
ARM— Adjustable Rate Mortgage
AUD— Australian Dollar
BRL — Brazilian Real
CAD— Canadian Dollar
CDI — Interbank Certificate of Deposit
CLP — Chilean Peso
CLO — Collateralized Loan Obligation
DKK — Denmark Krone
EUR — European Currency Unit
EURIBOR— Euro Interbank Offered Rate
FHLMC— Federal Home Loan Mortgage Corp.
FNMA— Federal National Mortgage Association
GBP — British Pound
GNMA— Government National Mortgage Association
ICE — Intercontinental Exchange
IO — Interest Only
JPY — Japanese Yen
LIBOR— London Interbank Offered Rate
NOK— Norwegian Krone
PIK — Payment-in Kind Security
PEN — Peruvian Sol
SOFR— Secured Overnight Financing Rate
SONIA— Sterling Over Night Index Average
TBA — To Be Announced; Security is subject to delayed delivery
TONAR— Tokyo Over-Night Average Rate

UMBS— Uniform Mortgage-Backed Securities
USD — United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	0.7%
Bermuda	0.2
Brazil	3.6
Canada	0.7
Cayman Islands	6.2
Chile	0.2
China	0.2
Denmark	0.8
France	0.9
Germany	2.7
India	0.5
Ireland	0.5
Italy	0.3
Japan	2.6
Jersey	0.2
Peru	0.5
Qatar	0.5
Saudi Arabia	0.2
Spain	0.2
Switzerland	0.8
United Kingdom	4.3
United States	87.3
Cash and Other	(14.1)

100.0%

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 5 Year Note	213	3/2022	USD	25,768,008	(3,094)
U.S. Treasury 10 Year Note	259	3/2022	USD	33,791,406	170,177

					167,083

Short Contracts
Euro-Buxl	(4)	3/2022	EUR	(941,494)	45,810
Japan 10 Year Bond	(2)	3/2022	JPY	(2,635,660)	6,512
U.S. Treasury Long Bond	(30)	3/2022	USD	(4,813,125)	(31,918)

					20,404

					187,487

See Notes to Financial Statements.

1342

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
BRL	10,115,270	USD	1,790,963	Goldman Sachs Bank USA**	1/4/2022	25,064
BRL	5,600,000	USD	983,146	JPMorgan Chase Bank**	1/4/2022	22,240
BRL	10,115,270	USD	1,759,575	Morgan Stanley**	2/2/2022	43,679
GBP	254,000	USD	341,853	JPMorgan Chase Bank	2/17/2022	1,895
USD	3,546,566	AUD	4,828,000	Bank of America	2/17/2022	33,547
USD	678,751	CAD	850,015	Bank of America	2/17/2022	6,817
USD	5,193,818	EUR	4,525,000	HSBC Bank plc	2/17/2022	37,554
USD	847,564	DKK	5,435,000	Goldman Sachs Bank USA	4/1/2022	13,945
USD	263,565	PEN	1,058,925	Bank of America**	7/21/2022	1,834
USD	350,112	PEN	1,415,011	Bank of America**	7/26/2022	516
USD	11,288,181	BRL	64,600,000	Goldman Sachs Bank USA**	10/4/2022	565,406

Total unrealized appreciation						752,497

USD	979,620	BRL	5,600,000	JPMorgan Chase Bank**	1/4/2022	(25,766)
USD	1,771,501	BRL	10,115,270	Morgan Stanley**	1/4/2022	(44,526)
USD	936,000	CLP	816,279,360	Citibank NA**	1/24/2022	(19,459)
CLP	807,350,224	USD	963,816	Citibank NA**	2/2/2022	(20,083)
AUD	10,543,837	USD	7,768,573	Goldman Sachs Bank USA	2/17/2022	(96,513)
JPY	287,100,000	USD	2,538,467	HSBC Bank plc	2/17/2022	(41,746)
JPY	160,700,000	USD	1,416,201	JPMorgan Chase Bank	2/17/2022	(18,698)
NOK	21,435,000	USD	2,454,200	Goldman Sachs Bank USA	2/17/2022	(22,166)
USD	3,080,564	AUD	4,365,000	Goldman Sachs Bank USA	2/17/2022	(95,561)
USD	920,179	AUD	1,309,000	HSBC Bank plc	2/17/2022	(32,294)
USD	11,034,340	GBP	8,202,000	Bank of America	2/17/2022	(65,716)
USD	186,383	PEN	772,091	Citibank NA**	3/17/2022	(6,317)
USD	995,623	BRL	5,800,000	JPMorgan Chase Bank**	4/4/2022	(21,975)
USD	88,861	PEN	367,273	Citibank NA**	5/31/2022	(2,286)
USD	864,218	PEN	3,616,319	Bank of America**	6/23/2022	(31,666)

Total unrealized depreciation						(544,772)

Net unrealized appreciation						207,725

**	Non-deliverable forward.

Written Call Options Contracts as of December 31, 2021 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
3 Years, November 2022 @0.87% v.3 Month LIBOR	Goldman Sachs Bank USA	27,400,000	USD (27,400,000)	USD 0.87	11/2/2022	(29,229)

Written Put Options Contracts as of December 31, 2021 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
3 Years, November 2022 @1.27% v.3 Month LIBOR	Goldman Sachs Bank USA	27,400,000	USD (27,400,000)	USD 1.27	11/2/2022	(68,113)

Total Written Options Contracts (Premiums Received ($109,170)) . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .						(97,342)

See Notes to Financial Statements.

1343

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Centrally Cleared Credit default swap contracts outstanding — buy protection as of December 31, 2021 (Note 1):

Reference Obligation/Index	Financing Rate (Paid) / Received by the Portfolio (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread (%)	Notional Amount	Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
General Electric Co.	1.00	Quarterly	6/20/2024	0.36	USD 300,000	(1,723)	6,566	4,843

						(1,723)	6,566	4,843

Centrally Cleared Credit default swap contracts outstanding - sell protection as of December 31, 2021 (Note 1):

Reference Obligation/Index	Financing Rate (Paid) / Received by the Portfolio (%)	Frequency of Payments Made/Received	Maturity Date	Implied Credit Spread (%)	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Bank of America Corp.	1.00	Quarterly	12/20/2022	0.28	USD	800,000	5,507	427	5,934
General Electric Co.	1.00	Quarterly	12/20/2023	0.30	USD	400,000	(7,102)	12,777	5,675
General Electric Co.	1.00	Quarterly	6/20/2024	0.36	USD	100,000	(597)	2,211	1,614
British Telecommunications plc	1.00	Quarterly	12/20/2028	1.59	EUR	200,000	(2,640)	(6,243)	(8,883)
British Telecommunications plc	1.00	Quarterly	12/20/2028	1.59	EUR	600,000	(6,774)	(19,876)	(26,650)
Rolls-Royce plc	1.00	Quarterly	6/20/2024	1.13	EUR	300,000	392	(1,343)	(951)
Rolls-Royce plc	1.00	Quarterly	6/20/2024	1.13	EUR	300,000	313	(1,264)	(951)
Rolls-Royce plc	1.00	Quarterly	6/20/2025	1.37	EUR	200,000	(21,617)	18,828	(2,789)
iTraxx Europe Crossover36-V1	5.00	Quarterly	12/20/2026	2.42	EUR	750,000	101,899	749	102,648
iTraxx Europe Crossover36-V1	5.00	Quarterly	12/20/2026	2.42	EUR	3,600,000	466,318	26,392	492,710
iTraxx Europe Crossover36-V1	5.00	Quarterly	12/20/2026	2.42	EUR	600,000	80,730	1,388	82,118
iTraxx Europe Crossover36-V1	5.00	Quarterly	12/20/2026	2.42	EUR	500,000	67,530	902	68,432
iTraxx Europe Crossover36-V1	5.00	Quarterly	12/20/2026	2.42	EUR	700,000	97,322	(1,517)	95,805
iTraxx Europe Crossover36-V1	5.00	Quarterly	12/20/2026	2.42	EUR	500,000	68,751	(319)	68,432
iTraxx Europe Crossover36-V1	5.00	Quarterly	12/20/2026	2.42	EUR	500,000	69,057	(625)	68,432
iTraxx Europe Crossover36-V1	5.00	Quarterly	12/20/2026	2.42	EUR	750,000	102,725	(77)	102,648

							1,021,814	32,410	1,054,224

Total Centrally Cleared Credit default swap contracts outstanding							1,020,091	38,976	1,059,067

See Notes to Financial Statements.

1344

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Centrally Cleared Interest rate swap contracts outstanding as of December 31, 2021 (Note 1):

Floating Rate Index (1)	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
1 day SONIA Annual	0.75 annually	Receive	3/16/2052	GBP	5,000,000	(86,963)	237,867	150,904
1 day CDI At Termination	2.85 at termination	Receive	1/3/2022	BRL	11,374,522	(5)	32,192	32,187
1 day CDI At Termination	2.86 at termination	Receive	1/3/2022	BRL	4,278,138	(6)	12,092	12,086
1 day CDI At Termination	2.88 at termination	Receive	1/3/2022	BRL	97,223	—	272	272
1 day CDI At Termination	2.87 at termination	Receive	1/3/2022	BRL	3,207,212	1	8,938	8,939
1 day CDI At Termination	2.86 at termination	Receive	1/3/2022	BRL	5,251,029	(2)	14,872	14,870
1 day CDI At Termination	2.87 at termination	Receive	1/3/2022	BRL	3,887,074	—	10,804	10,804
1 day CDI At Termination	2.86 at termination	Receive	1/3/2022	BRL	7,773,258	—	21,658	21,658
1 day CDI At Termination	2.88 at termination	Receive	1/3/2022	BRL	3,885,301	—	10,635	10,635

						(86,975)	349,330	262,355

6 month LIBOR Semi-Annual	(0.08) semi-annually	Receive	3/15/2022	JPY	4,000,000	—	(14)	(14)
6 month LIBOR Semi-Annual	(0.08) semi-annually	Receive	3/15/2022	JPY	54,000,000	—	(193)	(193)
6 month LIBOR Semi-Annual	(0.06) semi-annually	Receive	6/20/2022	JPY	188,680,000	—	(459)	(459)
6 month LIBOR At Termination	(0.06) at termination	Receive	3/19/2022	JPY	77,000,000	(65)	(149)	(214)
1 day TONAR Semi-Annual	— semi-annually	Pay	6/20/2022	JPY	188,680,000	(181)	(11)	(192)
1 day TONAR Semi-Annual	0.57 semi-annually	Receive	3/19/2051	JPY	77,000,000	(734)	(2,100)	(2,834)
1 day TONAR Semi-Annual	0.75 semi-annually	Receive	12/20/2038	JPY	188,680,000	(120,019)	(106)	(120,125)
1 day TONAR Semi-Annual	— semi-annually	Pay	3/19/2022	JPY	77,000,000	(27)	(61)	(88)
1 day TONAR Semi-Annual	0.56 semi-annually	Receive	3/15/2051	JPY	4,000,000	(237)	174	(63)
1 day TONAR Semi-Annual	0.56 semi-annually	Receive	3/15/2051	JPY	54,000,000	(547)	(299)	(846)
1 day TONAR Semi-Annual	— semi-annually	Pay	3/15/2022	JPY	4,000,000	(2)	(3)	(5)
1 day TONAR Semi-Annual	— semi-annually	Pay	3/15/2022	JPY	5 4,000,000	(21)	(41)	(62)
1 day CDI At Termination	3.35 at termination	Pay	1/3/2022	BRL	5,816,153	(2)	(12,112)	(12,114)
1 day CDI At Termination	3.35 at termination	Pay	1/3/2022	BRL	10,662,947	(10)	(22,199)	(22,209)
1 day CDI At Termination	3.35 at termination	Pay	1/3/2022	BRL	3,586,627	—	(7,471)	(7,471)
1 day CDI At Termination	3.35 at termination	Pay	1/3/2022	BRL	1,260,389	—	(2,649)	(2,649)
1 day CDI At Termination	3.36 at termination	Pay	1/3/2022	BRL	73,836,395	(1,296)	(96,123)	(97,419)
1 day CDI At Termination	3.36 at termination	Pay	1/3/2022	BRL	25,924,352	(340)	(33,864)	(34,204)
1 day CDI At Termination	3.36 at termination	Pay	1/3/2022	BRL	11,521,934	73	(15,275)	(15,202)
1 day CDI At Termination	3.36 at termination	Pay	1/3/2022	BRL	6,721,128	(3)	(8,865)	(8,868)
1 day CDI At Termination	3.70 at termination	Pay	1/3/2022	BRL	15,513,885	206	(28,088)	(27,882)
1 day CDI At Termination	3.98 at termination	Pay	1/3/2022	BRL	10,654,803	—	(15,927)	(15,927)
1 day CDI At Termination	3.36 at termination	Pay	1/3/2022	BRL	20,163,385	107	(26,710)	(26,603)
1 day CDI At Termination	3.35 at termination	Pay	1/3/2022	BRL	4,846,794	4	(10,099)	(10,095)
1 day CDI At Termination	3.35 at termination	Pay	1/3/2022	BRL	5,816,153	(2)	(12,112)	(12,114)
1 day CDI At Termination	3.70 at termination	Pay	1/3/2022	BRL	10,665,796	39	(19,208)	(19,169)
1 day CDI At Termination	3.36 at termination	Pay	1/3/2022	BRL	9,601,612	(125)	(12,543)	(12,668)

						(123,182)	(326,507)	(449,689)

Total Centrally Cleared Interest rate swaps contracts outstanding						(210,157)	22,823	(187,334)

(1)	Value of floating rate index at December 31, 2021 was as follows:

Floating Rate Index	Value
1 Day CDI BRL	10.54%
1 Day SONIA GBP	0.19%
1 Day TONAR JPY	(0.02)%
6 Month LIBOR JPY	(0.04)%

See Notes to Financial Statements.

1345

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$40,600,305	$—	$40,600,305
Centrally Cleared Credit Default Swaps	—	70,240	—	70,240
Centrally Cleared Interest Rate Swaps	—	349,504	—	349,504
Collateralized Mortgage Obligations	—	18,899,045	—	18,899,045
Commercial Mortgage-Backed Securities	—	16,476,093	—	16,476,093
Corporate Bonds
Communication Services	—	7,750,781	—	7,750,781
Consumer Discretionary	—	12,737,988	—	12,737,988
Consumer Staples	—	2,134,843	—	2,134,843
Energy	—	6,386,136	—	6,386,136
Financials	—	37,952,576	—	37,952,576
Health Care	—	5,316,889	—	5,316,889
Industrials	—	8,031,076	—	8,031,076
Information Technology	—	7,929,797	—	7,929,797
Real Estate	—	16,701,768	—	16,701,768
Utilities	—	12,382,079	—	12,382,079
Foreign Government Securities	—	6,448,880	—	6,448,880
Forward Currency Contracts	—	752,497	—	752,497
Futures	222,499	—	—	222,499
Mortgage-Backed Securities	—	53,692,101	—	53,692,101
Municipal Bonds	—	1,533,406	—	1,533,406
Short-Term Investments
Foreign Government Treasury Bills	—	11,691,400	—	11,691,400
Repurchase Agreements	—	1,450,995	—	1,450,995
U.S. Treasury Obligations	—	23,497,018	—	23,497,018
U.S. Treasury Obligations	—	80,017,706	—	80,017,706

Total Assets	$222,499	$372,803,123	$—	$373,025,622

Liabilities:
Centrally Cleared Credit Default Swaps	$—	$(31,264)	$—	$(31,264)
Centrally Cleared Interest Rate Swaps	—	(326,681)	—	(326,681)
Forward Currency Contracts	—	(544,772)	—	(544,772)
Futures	(35,012)	—	—	(35,012)
Options Written
Call Options Written	—	(29,229)	—	(29,229)
Put Options Written	—	(68,113)	—	(68,113)

Total Liabilities	$(35,012)	$(1,000,059)	$—	$(1,035,071)

Total	$187,487	$371,803,064	$—	$371,990,551

See Notes to Financial Statements.

1346

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$572,003	*,**
Foreign exchange contracts	Receivables	752,497
Credit contracts	Receivables	70,240	**

Total		$1,394,740

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(459,035	)*,**
Foreign exchange contracts	Payables	(544,772)
Credit contracts	Payables	(31,264	)**

Total		$(1,035,071)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.
**

Includes cumulative appreciation/depreciation of centrally cleared swap contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$54,893	$(454,266)	$—	$289,241	$(110,132)
Foreign exchange contracts	20,631	—	472,425	—	493,056
Credit contracts	—	—	—	284,733	284,733

Total	$75,524	$(454,266)	$472,425	$573,974	$667,657

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$11,431	$126,354	$—	$46,123	$183,908
Foreign exchange contracts	—	—	1,342,870	—	1,342,870
Credit contracts	—	—	—	47,936	47,936

Total	$11,431	$126,354	$1,342,870	$94,059	$1,574,714

^ This Portfolio held forward foreign currency, futures contracts, option contracts and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $33,000 for six months, forward foreign currency contracts with an average settlement value of approximately $60,245,000, futures contracts with an average notional balance of approximately $42,472,000 and swaps contracts with an average notional balance of $64,157,000 respectively, during the year ended December 31, 2021.

See Notes to Financial Statements.

1347

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received*	Net Amount Due from Counterparty
Bank of America	$42,714	$(42,714)	$—	$—
Goldman Sachs Bank USA	604,415	(311,582)	(280,000)	12,833
HSBC Bank plc	37,554	(37,554)	—	—
JPMorgan Chase Bank	24,135	(24,135)	—	—
Morgan Stanley	43,679	(43,679)	—	—

Total	$752,497	$(459,664)	$(280,000)	$12,833

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$97,382	$(42,714)	$—	$54,668
Citibank NA	48,145	—	—	48,145
Goldman Sachs Bank USA	311,582	(311,582)	—	—
HSBC Bank plc	74,040	(37,554)	—	36,486
JPMorgan Chase Bank	66,439	(24,135)	—	42,304
Morgan Stanley	44,526	(43,679)	—	847

Total	$642,114	$(459,664)	$—	$182,450

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
*	The table above does not include the additional collateral received from the counterparty. Total additional collateral received is $10,000.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,035,515,605
Long-term U.S. government debt securities	15,087,874

$1,050,603,479

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,065,478,815
Long-term U.S. government debt securities	723,305

$1,066,202,120

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,350,283
Aggregate gross unrealized depreciation	(5,147,035)

Net unrealized appreciation	$13,203,248

Federal income tax cost of investments in securities and derivative instruments, if applicable	$359,597,237

See Notes to Financial Statements.

1348

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $356,391,605)	$370,179,887
Repurchase Agreements (Cost $1,450,995)	1,450,995
Cash	538,639
Foreign cash (Cost $879,798)	876,199
Cash held as collateral at broker for futures	674,000
Cash held as collateral at broker for swaps	1,929,000
Receivable for forward settling transactions	60,713,750
Receivable for securities sold	3,644,714
Dividends, interest and other receivables	1,650,353
Unrealized appreciation on forward foreign currency contracts	752,497
Due from broker for futures variation margin	221,630
Variation Margin on Centrally Cleared Swaps	219,278
Receivable for Portfolio shares sold	81,286
Securities lending income receivable	332
Other assets	1,622

Total assets	442,934,182

LIABILITIES
Payable for forward settling transactions	110,695,467
Payable for securities purchased	3,628,637
Payable for return of collateral on securities loaned	1,450,995
Unrealized depreciation on forward foreign currency contracts	544,772
Payable for return of cash collateral on forward foreign currency contracts	290,000
Payable for Portfolio shares redeemed	154,460
Options written, at value (Premiums received $109,170)	97,342
Investment management fees payable	84,373
Distribution fees payable – Class IB	69,277
Administrative fees payable	25,235
Accrued expenses	102,257

Total liabilities	117,142,815

NET ASSETS	$325,791,367

Net assets were comprised of:
Paid in capital	$317,943,524
Total distributable earnings (loss)	7,847,843

Net assets	$325,791,367

Class IB
Net asset value, offering and redemption price per share, $325,791,367 / 29,767,989 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.94

(x)	Includes value of securities on loan of $1,424,037.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$7,346,825
Dividends	8
Securities lending (net)	3,766

Total income	7,350,599

EXPENSES
Investment management fees	1,657,585
Distribution fees – Class IB	828,792
Administrative fees	304,477
Professional fees	94,011
Custodian fees	86,400
Printing and mailing expenses	27,354
Trustees’ fees	9,485
Miscellaneous	45,799

Gross expenses	3,053,903
Less: Waiver from investment manager	(567,774)

Net expenses	2,486,129

NET INVESTMENT INCOME (LOSS)	4,864,470

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(520,935)
Futures contracts	(454,266)
Forward foreign currency contracts	472,425
Foreign currency transactions	195,023
Swaps	573,974
Options written	75,524
Securities sold short	3,906

Net realized gain (loss)	345,651

Change in unrealized appreciation (depreciation) on:
Investments in securities	(11,556,563)
Futures contracts	126,354
Forward foreign currency contracts	1,342,870
Foreign currency translations	(50,187)
Options written	11,431
Securities sold short	(859)
Swaps	94,059

Net change in unrealized appreciation (depreciation)	(10,032,895)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,687,244)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,822,774)

See Notes to Financial Statements.

1349

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,864,470	$5,298,231
Net realized gain (loss)	345,651	9,975,745
Net change in unrealized appreciation (depreciation)	(10,032,895)	9,747,458

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,822,774)	25,021,434

Distributions to shareholders:
Class IB	(6,648,558)	(17,111,931)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,829,103 and 6,801,298 shares, respectively ]	65,084,303	78,774,269
Capital shares issued in reinvestment of dividends and distributions [ 606,447 and 1,513,005 shares, respectively ]	6,648,558	17,111,931
Capital shares repurchased [ (6,153,846) and (5,493,036) shares, respectively ]	(68,645,434)	(62,859,919)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,087,427	33,026,281

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,383,905)	40,935,784
NET ASSETS:
Beginning of year	334,175,272	293,239,488

End of year	$325,791,367	$334,175,272

See Notes to Financial Statements.

1350

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$11.33		$11.00		$10.57		$10.51

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16		0.20		0.29		0.05
Net realized and unrealized gain (loss)	(0.33)		0.74		0.63		0.12

Total from investment operations	(0.17)		0.94		0.92		0.17

Less distributions:
Dividends from net investment income	(0.19)		(0.21)		(0.22)		(0.07)
Distributions from net realized gains	(0.03)		(0.40)		(0.27)		(0.04)

Total dividends and distributions	(0.22)		(0.61)		(0.49)		(0.11)

Net asset value, end of period	$10.94		$11.33		$11.00		$10.57

Total return (b)	(1.44)%		8.58%		8.68%		1.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$325,791		$334,175		$293,239		$252,833
Ratio of expenses to average net assets:
After waivers (a)(f)	0.75	%(j)	0.75	%(j)	1.30	%***(k)	1.39	%**(m)
Before waivers (a)(f)	0.92%		0.93%		1.51	%***	1.60	%**
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.47%		1.69%		2.62%		2.68	%(l)
Before waivers (a)(f)	1.30%		1.51%		2.41%		2.47	%(l)
Portfolio turnover rate^	307%		515%		430%		122	%(z)
*	Commencement of Operations.
**	Includes Interest Expense of 0.64%.
***	Includes Interest Expense of 0.55%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.75% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.30% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.39% for Class IB.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1351

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	(0.49)%	1.19%	0.91%
Portfolio – Class IB Shares	(0.49)	1.21	0.92
Portfolio – Class K Shares	(0.16)	1.46	1.17
ICE BofA 3-Month U.S. Treasury Bill Index	0.05	1.14	0.63

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.49)% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, which returned 0.05% over the same period.

Portfolio Highlights

What helped performance during the year:

•	An overweight position in investment-grade corporate credit relative to the benchmark contributed to Portfolio performance for the year.

•	Select holdings of securitized credit were also additive.

What hurt performance during the year:

•	U.S. interest rate strategies, which were partially facilitated through the use of futures and interest rate swaps, were negative for performance over the year.

•	Holdings of government related securities also detracted.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

Peak fiscal policy support, and therefore peak real gross domestic product (GDP) growth, was likely realized in 2021, and the global economy now appears to be rapidly progressing toward late-cycle dynamics. Monetary policy in most regions has shifted course toward normalization. Frictions in both goods and labor markets have spurred inflation. Our base case has global inflation peaking by the first quarter and then moderating closer to central bank targets by the end of 2022, and we are closely monitoring upside risks to that view. Risk premiums and yields do not reflect potential downside scenarios, in our view, which warrants caution and a rigorous approach to portfolio construction.

We seek credit exposure from diversified sources, including non-agency U.S. mortgages, select COVID-19 recovery themes, and single-name opportunities. We have a constructive view on global equities, but are preparing for late-cycle dynamics, with greater focus on security selection.

On emerging market (EM) local and external debt, we are mindful of a number of risks of investing in the volatile asset class, especially amid tighter monetary policy in the U.S. We are nonetheless intrigued by a number of factors that give EM appeal in the context of a diversified portfolio and our preference for a reduced footprint in cash corporate credit instruments. On emerging markets currencies, we see a few opportunities and we view them as relatively liquid expressions for the EM asset class.

We expect markets to be more volatile than usual, and that will require frequent reassessments of portfolio factor exposures. We take a long-term view, while recognizing the need for continuous assessment of near-term circumstances.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	-0.04
Weighted Average Coupon (%)	1.55
Weighted Average Effective Duration (Years)*	0.04
Weighted Average Rating**	A	+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1352

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
Financials	21.8%
Asset-Backed Securities	17.1
Collateralized Mortgage Obligations	17.1
U.S. Government Agency Securities	9.0
Consumer Discretionary	7.4
Commercial Mortgage-Backed Securities	6.6
Utilities	5.9
Industrials	5.8
U.S. Treasury Obligations	2.8
Consumer Staples	2.4
Communication Services	2.2
Materials	1.5
Health Care	1.4
Municipal Bonds	1.0
Information Technology	0.6
Energy	0.6
Repurchase Agreements	0.5
Real Estate	0.5
Investment Company	0.1
Mortgage-Backed Securities	0.1
Cash and Other	(4.4)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$995.10	$4.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.16	4.08
Class IB
Actual	1,000.00	996.10	4.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.16	4.08
Class K
Actual	1,000.00	997.40	2.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.42	2.81

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.80%, 0.80% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1353

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (17.1%)
AmeriCredit Automobile Receivables Trust,
Series 2020-3 A2 0.420%, 3/18/24	$1,484,449	$1,485,180
Arkansas Student Loan Authority,
Series 2010-1 A 1.075%, 11/25/43 (l)	612,028	604,690
CarMax Auto Owner Trust,
Series 2020-3 A2A 0.490%, 6/15/23	103,818	103,826
Citibank Credit Card Issuance Trust,
Series 2017-A5 A5 0.723%, 4/22/26 (l)	3,000,000	3,032,778
Citigroup Mortgage Loan Trust,
Series 2007-AMC2 A3A 0.182%, 1/25/37 (l)	35,902	30,600
Dell Equipment Finance Trust,
Series 2020-2 A2 0.470%, 10/24/22§	3,257,684	3,259,947
Series 2021-2 A2 0.330%, 12/22/26§	4,000,000	3,987,053
DT Auto Owner Trust,
Series 2020-3A A 0.540%, 4/15/24§	1,910,623	1,911,593
Edsouth Indenture No. 3 LLC,
Series 2012-2 A 0.833%, 4/25/39 (l)§	446,992	446,840
Enterprise Fleet Financing LLC,
Series 2019-3 A2 2.060%, 5/20/25§	813,416	819,508
Federal Express Corp. Pass-Through Trust,
Series 1998 6.720%, 1/15/22	196,957	197,270
FirstKey Homes Trust,
Series 2020-SFR2 A 1.266%, 10/19/37§	5,284,924	5,144,153
Ford Credit Floorplan Master Owner Trust,
Series 2019-3 A2 0.710%, 9/15/24 (l)	2,200,000	2,205,446
Series 2020-1 A1 0.700%, 9/15/25	6,400,000	6,375,273
Foursight Capital Automobile Receivables Trust,
Series 2021-2 A2 0.400%, 4/15/25§	3,278,249	3,267,765
GLS Auto Receivables Issuer Trust,
Series 2020-3A A 0.690%, 10/16/23§	52,409	52,377
GMF Floorplan Owner Revolving Trust,
Series 2020-1 A 0.680%, 8/15/25§	3,000,000	2,985,593
GSAA Trust,
Series 2007-6 A4 0.703%, 5/25/47 (l)	94,850	76,751
LCCM Trust,
Series 2021-FL2 A 1.310%, 12/13/38 (l)§	12,000,000	11,992,663
LL ABS Trust,
Series 2021-1A A 1.070%, 5/15/29§	505,720	503,245
LMREC LLC,
Series 2021-CRE4 A 1.152%, 4/22/37 (l)§	10,500,000	10,502,777
Massachusetts Educational Financing Authority,
Series 2008-1 A1 1.074%, 4/25/38 (l)	87,709	88,326
Mill City Mortgage Loan Trust,
Series 2017-2 A1 2.750%, 7/25/59 (l)§	484,140	488,602
Navient Private Education Loan Trust,
Series 2015-AA A2A 2.650%, 12/15/28§	205,075	206,744
Series 2020-IA A1B 1.110%, 4/15/69 (l)§	4,456,622	4,479,542
Navient Private Education Refi Loan Trust,
Series 2020-DA A 1.690%, 5/15/69§	1,825,981	1,826,656
Series 2020-GA A 1.170%, 9/16/69§	1,472,891	1,465,888
Series 2021-FA A 1.110%, 2/18/70§	11,558,982	11,319,270
Navient Student Loan Trust,
Series 2017-5A A 0.903%, 7/26/66 (l)§	2,835,834	2,855,267
Nelnet Student Loan Trust,
Series 2005-3 A5 0.334%, 12/24/35 (l)	2,519,035	2,482,511
Series 2013-5A A 0.732%, 1/25/37 (l)§	1,142,776	1,143,381
Series 2016-1A A 0.903%, 9/25/65 (l)§	5,619,410	5,657,664
Series 2019-2A A 1.002%, 6/27/67 (l)§	1,033,200	1,045,955
Nissan Master Owner Trust Receivables,
Series 2019-A A 0.670%, 2/15/24 (l)	2,000,000	2,000,918
Northstar Education Finance, Inc.,
Series 2012-1 A 0.803%, 12/26/31 (l)§	433,650	435,374
Oscar US Funding XIII LLC,
Series 2021-2A A2 0.390%, 8/12/24§	7,000,000	6,987,829
PFS Financing Corp.,
Series 2020-B A 1.210%, 6/15/24§	3,000,000	3,009,578
Series 2020-F A 0.930%, 8/15/24§	1,300,000	1,302,689
PHEAA Student Loan Trust,
Series 2016-2A A 1.053%, 11/25/65 (l)§	1,935,538	1,959,589
PRET LLC,
Series 2021-NPL3 A1 1.868%, 7/25/51 (e)§	6,770,492	6,703,176
Series 2021-NPL6 A1 2.487%, 7/25/51 (e)§	4,000,000	3,993,528

See Notes to Financial Statements.

1354

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
SLC Student Loan Trust,
Series 2005-3 A3 0.323%, 6/15/29 (l)	$972,973	$970,654
Series 2006-1 A5 0.313%, 3/15/27 (l)	676,319	675,237
SLM Student Loan Trust,
Series 2004-10 A7B 0.724%, 10/25/29 (l)§	1,487,643	1,488,534
Series 2005-7 A4 0.274%, 10/25/29 (l)	1,198,596	1,189,620
Series 2008-9 A 1.624%, 4/25/23 (l)	1,558,109	1,566,792
Series 2010-1 A 0.503%, 3/25/25 (l)	2,127,974	2,115,265
Series 2012-3 A 0.753%, 12/27/38 (l)	5,440,299	5,469,543
SMB Private Education Loan Trust,
Series 2015-A A2B 1.110%, 6/15/27 (l)§	149,533	149,534
Series 2015-B A2B 1.310%, 7/15/27 (l)§	181,748	181,790
Series 2016-C A2A 2.340%, 9/15/34§	2,821,079	2,845,075
Series 2020-PTA A2A 1.600%, 9/15/54§	1,784,085	1,768,623
SoFi Professional Loan Program LLC,
Series 2015-D A2 2.720%, 10/27/36§	69,645	70,642
Series 2016-E A1 0.953%, 7/25/39 (l)§	27,853	27,855
Tesla Auto Lease Trust,
Series 2021-B A2 0.360%, 9/22/25§	3,500,000	3,478,870
Towd Point Mortgage Trust,
Series 2018-3 A1 3.750%, 5/25/58 (l)§	1,419,959	1,461,858
Series 2019-HY2 A1 1.102%, 5/25/58 (l)§	917,088	924,435
Series 2019-HY3 A1A 1.102%, 10/25/59 (l)§	965,245	971,925
Series 2020-1 A1 2.710%, 1/25/60 (l)§	2,951,995	2,998,843
Series 2020-2 A1A 1.636%, 4/25/60 (l)§	8,596,184	8,554,892
Toyota Auto Loan Extended Note Trust,
Series 2020-1A A 1.350%, 5/25/33§	5,600,000	5,579,558
United States Small Business Administration,
Series 2003-20I 1 5.130%, 9/1/23	283	293
Series 2004-20C 1 4.340%, 3/1/24	3,756	3,881
Series 2005-20B 1 4.625%, 2/1/25	6,294	6,571
Series 2008-20G 1 5.870%, 7/1/28	518,242	568,211
Series 2008-20H 1 6.020%, 8/1/28	533,172	578,785
Westlake Automobile Receivables Trust,
Series 2020-3A A2 0.560%, 5/15/24§	1,122,070	1,122,791
World Omni Select Auto Trust,
Series 2020-A A2 0.470%, 6/17/24	1,171,721	1,172,121

Total Asset-Backed Securities		164,380,013

Collateralized Mortgage Obligations (17.1%)
Alternative Loan Trust,
Series 2005-61 2A1 0.662%, 12/25/35 (l)	6,578	6,579
Series 2005-62 2A1 1.082%, 12/25/35 (l)	28,050	25,708
Series 2006-OA22 A1 0.422%, 2/25/47 (l)	126,822	119,335
Series 2007-OA7 A1A 0.462%, 5/25/47 (l)	30,694	29,392
American Home Mortgage Assets Trust,
Series 2006-1 2A1 0.292%, 5/25/46 (l)	1,587,325	1,426,273
Arroyo Mortgage Trust,
Series 2021-1R A1 1.175%, 10/25/48 (l)§	1,010,870	1,005,028
BCAP LLC Trust,
Series 2006-AA2 A1 0.442%, 1/25/37 (l)	165,008	161,924
Bear Stearns ALT-A Trust,
Series 2005-7 22A1 2.868%, 9/25/35 (l)	352,038	264,287
Bear Stearns ARM Trust,
Series 2002-11 1A2 2.834%, 2/25/33 (l)	1,128	1,049
Series 2003-3 3A2 2.875%, 5/25/33 (l)	9,175	9,260
Series 2003-8 2A1 2.153%, 1/25/34 (l)	688	683
Series 2003-8 4A1 2.485%, 1/25/34 (l)	3,210	3,313
Series 2004-10 15A1 2.302%, 1/25/35 (l)	16,580	16,369
Series 2004-10 21A1 3.095%, 1/25/35 (l)	228,676	240,745
Series 2007-3 1A1 3.179%, 5/25/47 (l)	769,077	763,262
CHL Mortgage Pass-Through Trust,
Series 2004-12 11A1 3.008%, 8/25/34 (l)	13,587	13,843
Series 2005-25 A11 5.500%, 11/25/35	66,377	45,823
Series 2005-3 1A2 0.682%, 4/25/35 (l)	52,370	49,109
Citigroup Mortgage Loan Trust,
Series 2005-11 A1A 2.470%, 5/25/35 (l)	1,156	1,171
Series 2005-11 A2A 2.470%, 10/25/35 (l)	38,326	39,049
Series 2005-12 2A1 0.903%, 8/25/35 (l)§	132,115	124,810

See Notes to Financial Statements.

1355

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6 A1 2.190%, 9/25/35 (l)	$3,035	$3,175
Series 2005-6 A2 2.210%, 9/25/35 (l)	10,388	10,873
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-P1A A 0.593%, 3/25/32 (l)§	311	298
CSMC Trust,
Series 2019-RP10 A1 2.971%, 12/26/59 (l)§	836,094	837,102
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-AR2 7A1 2.444%, 10/25/35 (l)	9,422	9,353
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB4 A1B1 0.203%, 10/25/36 (l)	530	433
FHLMC,
Series 2142 Z 6.500%, 4/15/29	1,630	1,789
Series 2411 FJ 0.460%, 12/15/29 (l)	387	388
Series 3017 CF 0.410%, 8/15/25 (l)	4,380	4,377
Series 3222 FN 0.510%, 9/15/36 (l)	10,186	10,270
Series 3241 FM 0.490%, 11/15/36 (l)	6,842	6,892
Series 3245 NF 0.590%, 11/15/36 (l)	198,828	201,567
Series 328 F4 0.432%, 2/15/38 STRIPS (l)	904,443	902,238
Series 330 F4 0.432%, 10/15/37 STRIPS (l)	2,781,389	2,803,409
Series 343 F4 0.432%, 10/15/37 STRIPS (l)	855,095	863,257
Series 3807 FM 0.610%, 2/15/41 (l)	218,892	215,457
Series 3850 FC 0.530%, 4/15/41 (l)	193,289	195,123
Series 3898 TF 0.610%, 7/15/39 (l)	16,234	16,486
Series 3927 FH 0.560%, 9/15/41 (l)	200,873	203,900
Series 4283 JF 0.510%, 12/15/43 (l)	1,741,979	1,754,272
Series 4367 GF 0.432%, 3/15/37 (l)	1,974,903	1,967,134
Series 4615 AF 0.432%, 10/15/38 (l)	684,512	693,770
Series 4678 AF 0.482%, 12/15/42 (l)	2,888,412	2,917,372
Series 4774 BF 0.410%, 2/15/48 (l)	2,627,604	2,632,555
Series 4779 WF 0.432%, 7/15/44 (l)	3,298,335	3,306,707
Series 4875 F 0.560%, 4/15/49 (l)	1,633,673	1,643,847
Series 4906 WF 0.482%, 12/15/38 (l)	$1,454,419	$1,477,213
Series 4913 FC 0.502%, 6/15/44 (l)	2,278,068	2,287,257
Series 4948 E 2.500%, 10/25/48	584,463	594,297
Series 5115 EM 1.000%, 9/15/44	8,135,039	8,116,507
FHLMC Structured Pass-Through Certificates,
Series T-57 1A1 6.500%, 7/25/43	2,516	3,001
Series T-62 1A1 1.282%, 10/25/44 (l)	141,681	145,124
Series T-63 1A1 1.288%, 2/25/45 (l)	179,768	182,522
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 2.078%, 6/25/34 (l)	23,918	24,502
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1 2.773%, 8/25/35 (l)	26,358	20,776
FNMA,
Series 2003-W8 3F2 0.453%, 5/25/42 (l)	9,765	9,831
Series 2005-38 F 0.402%, 5/25/35 (l)	16,994	17,074
Series 2006-118 A2 0.152%, 12/25/36 (l)	59,300	58,760
Series 2006-5 3A2 1.905%, 5/25/35 (l)	28,620	29,100
Series 2007-109 GF 0.782%, 12/25/37 (l)	475,615	487,199
Series 2007-84 FN 0.602%, 8/25/37 (l)	182,188	183,892
Series 2010-74 AF 0.642%, 7/25/37 (l)	146,467	148,919
Series 2014-42 FA 0.482%, 7/25/44 (l)	767,298	766,799
Series 2014-84 BF 0.432%, 12/25/44 (l)	1,620,328	1,631,760
Series 2014-86 PA 2.000%, 12/25/44	296,427	300,585
Series 2015-64 KF 0.432%, 9/25/45 (l)	3,321,312	3,315,020
Series 2016-11 AF 0.582%, 3/25/46 (l)	2,449,433	2,449,238
Series 2016-40 PF 0.532%, 7/25/46 (l)	2,059,909	2,061,835
Series 2016-84 DF 0.502%, 11/25/46 (l)	657,244	657,109
Series 2016-97 CF 0.502%, 12/25/56 (l)	1,382,779	1,381,868
Series 2017-108 AF 0.402%, 1/25/48 (l)	1,184,732	1,187,858
Series 2019-41 F 0.602%, 8/25/59 (l)	5,741,467	5,794,449
Series 2019-41 FD 0.602%, 8/25/59 (l)	1,149,730	1,159,731

See Notes to Financial Statements.

1356

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Series 2019-53 FA 0.482%, 9/25/49 (l)	$2,661,153	$2,661,050
Series 2019-60 WF 0.482%,10/25/59 (l)	1,422,457	1,420,870
Series 2020-22 FA 0.502%, 4/25/50 (l)	4,702,147	4,746,672
GCAT Trust,
Series 2021-NQM3 A1 1.091%, 5/25/66 (l)§	2,059,345	2,038,190
GNMA,
Series 2012-H08 FC 0.651%, 4/20/62 (l)	1,164,309	1,168,244
Series 2012-H11 FA 0.781%, 2/20/62 (l)	3,326,714	3,345,431
Series 2012-H12 FA 0.631%, 4/20/62 (l)	1,432,258	1,436,416
Series 2012-H12 FB 1.131%, 2/20/62 (l)	1,410,649	1,427,868
Series 2013-H13 FT 0.590%, 5/20/63 (l)	851,361	844,966
Series 2015-H04 FA 0.731%, 12/20/64 (l)	1,203,905	1,212,916
Series 2015-H32 FA 0.831%, 12/20/65 (l)	2,678,366	2,708,100
Series 2016-H14 FA 0.881%, 6/20/66 (l)	2,428,896	2,458,213
Series 2016-H17 FK 0.931%, 7/20/66 (l)	600,771	609,213
Series 2016-H20 PT 2.795%, 9/20/66 (l)	2,507,506	2,646,441
Series 2017-H07 FG 0.541%, 2/20/67 (l)	6,504,181	6,513,465
Series 2017-H12 FE 0.281%, 6/20/66 (l)	46,811	46,736
Series 2018-H18 FC 0.431%, 8/20/65 (l)	3,221,741	3,219,189
Series 2019-54 KF 0.519%, 5/20/44 (l)	2,116,046	2,117,281
Series 2019-90 F 0.554%, 7/20/49 (l)	2,047,758	2,061,819
Series 2020-17 EU 2.500%, 10/20/49	334,500	344,383
Series 2020-63 PF 0.504%, 4/20/50 (l)	6,926,850	6,955,418
Series 2021-122 FA 0.450%, 7/20/51 (l)	13,740,051	13,670,778
Series 2021-H09 FG 1.550%, 6/20/71 (l)	1,481,113	1,591,246
GreenPoint Mortgage Funding Trust,
Series 2005-AR5 1A1 0.642%, 11/25/45 (l)	11,394	10,387
GS Mortgage-Backed Securities Corp. Trust,
Series 2021-RPL1 A1 1.750%, 12/25/60 (l)§	6,433,514	6,433,810
GS Mortgage-Backed Securities Trust,
Series 2021-GR2 A9 0.900%, 2/25/52 (l)§	2,423,234	2,425,309
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 2.851%, 9/25/35 (l)	10,981	11,220
HarborView Mortgage Loan Trust,
Series 2005-2 2A1A 0.544%, 5/19/35 (l)	5,771	5,558
Series 2006-1 2A1A 0.584%, 3/19/36 (l)	44,563	44,463
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR11 2A 2.928%, 12/25/34 (l)	25,774	26,681
JP Morgan Mortgage Trust,
Series 2021-12 A11 0.900%, 2/25/52 (l)§	959,812	955,950
Legacy Mortgage Asset Trust,
Series 2019-GS6 A1 3.000%, 6/25/59 (e)§	646,398	647,407
Series 2021-SL2 A 1.875%, 10/25/68 (e)§	1,179,768	1,171,080
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 2.732%, 11/21/34 (l)	11,790	11,922
MASTR Alternative Loan Trust,
Series 2003-5 6A1 6.000%, 8/25/33	227,803	237,388
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
Series 2001-TBC1 A1 0.810%, 11/15/31 (l)	6,936	7,068
Merrill Lynch Mortgage Investors Trust,
Series 2005-3 5A 0.602%, 11/25/35 (l)	22,378	22,289
MFA Trust,
Series 2020-NQM2 A1 1.381%, 4/25/65 (l)§	1,836,695	1,829,231
MRFC Mortgage Pass-Through Trust,
Series 2000-TBC3 A1 0.550%, 12/15/30 (l)	2,253	2,212
New Residential Mortgage Loan Trust,
Series 2019-RPL3 A1 2.750%, 7/25/59 (l)§	6,060,636	6,171,859
Series 2020-RPL1 A1 2.750%, 11/25/59 (l)§	5,046,317	5,129,633
Series 2021-NQ2R A1 0.941%, 10/25/58 (l)§	2,433,899	2,420,894
Pretium Mortgage Credit Partners LLC,
Series 2021-RN1 A1 1.992%, 2/25/61 (e)§	1,797,720	1,774,882
RALI Trust,
Series 2005-QO1 A1 0.402%, 8/25/35 (l)	9,696	8,245
Reperforming Loan REMIC Trust,
Series 2005-R2 1AF1 0.442%, 6/25/35 (l)§	11,345	10,975
Securitized Asset Sales, Inc.,
Series 1993-6 A5 2.236%, 11/26/23 (l)	209	207

See Notes to Financial Statements.

1357

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Sequoia Mortgage Trust,
Series 10 2A1 0.864%, 10/20/27 (l)	$651	$646
Series 2003-4 2A1 0.804%, 7/20/33 (l)	474,071	475,643
Series 2005-2 A2 0.658%, 3/20/35 (l)	257,331	250,964
Starwood Mortgage Residential Trust,
Series 2020-3 A1 1.486%, 4/25/65 (l)§	819,658	819,860
Series 2021-2 A1 0.943%, 5/25/65 (l)§	5,954,491	5,909,514
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 2.431%, 2/25/34 (l)	12,451	12,552
Series 2004-19 2A1 1.482%, 1/25/35 (l)	9,205	8,621
Series 2005-17 3A1 2.792%, 8/25/35 (l)	30,565	29,360
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5 1A1 0.764%, 10/19/34 (l)	13,463	13,284
Series 2005-AR5 A1 0.604%, 7/19/35 (l)	26,383	25,684
Series 2005-AR5 A2 0.604%, 7/19/35 (l)	26,874	26,089
Series 2006-AR4 2A1 0.482%, 6/25/36 (l)	5,842	5,798
Series 2006-AR5 1A1 0.522%, 5/25/36 (l)	404,029	355,335
Towd Point Mortgage Trust,
Series 2021-SJ2 A1A 2.250%, 3/25/59 (l)§	1,200,000	1,204,720
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR17 1A 1.283%, 11/25/42 (l)	1,526	1,509
Series 2002-AR2 A 1.475%, 2/27/34 (l)	834	853
Series 2003-AR1 A5 2.353%, 3/25/33 (l)	125,628	127,028
Series 2004-AR1 A 2.427%, 3/25/34 (l)	176,825	182,214
Series 2005-AR13 A1A1 0.682%, 10/25/45 (l)	29,789	29,843
Series 2005-AR15 A1A1 0.622%, 11/25/45 (l)	9,918	9,800
Series 2006-AR15 2A 1.725%, 11/25/46 (l)	10,255	10,094
Series 2006-AR3 A1A 1.082%, 2/25/46 (l)	15,028	15,186
Series 2006-AR7 3A 1.725%, 7/25/46 (l)	63,102	61,908

Total Collateralized Mortgage Obligations		164,221,362

Commercial Mortgage-Backed Securities (6.6%)
280 Park Avenue Mortgage Trust,
Series 2017-280P A 0.990%, 9/15/34 (l)§	1,000,000	998,756
A10 Bridge Asset Financing LLC,
Series 2020-C A 2.021%, 8/15/40§	3,339,755	3,344,894
AREIT Trust,
Series 2019-CRE3 A 1.184%, 9/14/36 (l)§	837,224	836,723
BAMLL Commercial Mortgage Securities Trust,
Series 2019-AHT A 1.310%, 3/15/34 (l)§	1,300,000	1,297,412
BCP Trust,
Series 2021-330N A 0.909%, 6/15/38 (l)§	7,000,000	6,980,651
Beast Mortgage Trust,
Series 2021-1818 A 1.300%, 3/15/36 (l)§	2,500,000	2,495,210
BWAY Mortgage Trust,
Series 2021-1450 A 1.360%, 9/15/36 (l)§	2,500,000	2,495,490
CFCRE Commercial Mortgage Trust,
Series 2017-C8 ASB 3.367%, 6/15/50	3,500,000	3,659,020
Citigroup Commercial Mortgage Trust,
Series 2016-C2 AAB 2.710%, 8/10/49	2,257,506	2,309,888
CSMC Trust,
Series 2017-CHOP A 1.110%, 7/15/32 (l)§	8,000,000	7,984,024
DBCG Mortgage Trust,
Series 2017-BBG A 0.810%, 6/15/34 (l)§	5,000,000	4,983,164
Extended Stay America Trust,
Series 2021-ESH A 1.190%, 7/15/38 (l)§	6,963,772	6,963,770
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2019-FL12 A 2.450%, 12/15/31 (l)§	709,903	701,876
LUXE Trust,
Series 2021-TRIP A 1.160%, 10/15/38 (l)§	5,000,000	4,994,509
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2017-C33 ASB 3.401%, 5/15/50	4,600,000	4,801,279
Morgan Stanley Capital I Trust,
Series 2007-T27 AJ 6.014%, 6/11/42 (l)	3,265,954	3,265,085
Natixis Commercial Mortgage Securities Trust,
Series 2018-RIVA A 0.860%, 2/15/33 (l)§	847,850	847,809
Ready Capital Mortgage Financing LLC,
Series 2021-FL6 A 1.042%, 7/25/36 (l)§	3,000,000	2,981,248
Wells Fargo Commercial Mortgage Trust,
Series 2015-C29 ASB 3.400%, 6/15/48	660,199	680,787
WFRBS Commercial Mortgage Trust,
Series 2014-C21 ASBF 0.669%, 8/15/47 (l)§	847,359	851,080

Total Commercial Mortgage-Backed Securities		63,472,675

See Notes to Financial Statements.

1358

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Corporate Bonds (50.1%)
Communication Services (2.2%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc.
(ICE LIBOR USD 3 Month + 0.89%), 1.046%, 2/15/23 (k)	$4,400,000	$4,425,978
(SOFR + 0.64%), 0.690%, 3/25/24 (k)	1,800,000	1,800,340

		6,226,318

Media (1.6%)
Charter Communications Operating LLC 4.464%, 7/23/22	1,400,000	1,419,628
(ICE LIBOR USD 3 Month + 1.65%), 1.782%, 2/1/24 (k)	12,200,000	12,474,500
Time Warner Entertainment Co. LP 8.375%, 3/15/23	1,105,000	1,203,069

		15,097,197

Total Communication Services		21,323,515

Consumer Discretionary (7.4%)
Automobiles (6.0%)
BMW US Capital LLC
(SOFRINDX + 0.38%), 0.430%, 8/12/24 (k)§	4,000,000	3,997,629
Daimler Finance North America LLC
(ICE LIBOR USD 3 Month + 0.88%), 1.040%, 2/22/22 (k)§	11,100,000	11,111,383
Hyundai Capital America 3.250%, 9/20/22 (m)	2,000,000	2,029,178
1.150%, 11/10/22§	6,200,000	6,211,923
2.375%, 2/10/23§	500,000	506,277
0.800%, 4/3/23§	2,500,000	2,487,282
1.250%, 9/18/23§	4,300,000	4,293,328
Nissan Motor Acceptance Co. LLC
(ICE LIBOR USD 3 Month + 0.89%), 1.012%, 1/13/22 (k)§	15,300,000	15,301,383
2.650%, 7/13/22 (m)(x)	1,500,000	1,512,514
(ICE LIBOR USD 3 Month + 0.69%), 0.910%, 9/28/22 (k)§	1,500,000	1,500,957
Volkswagen Group of America Finance LLC 0.750%, 11/23/22§	8,000,000	7,980,134

		56,931,988

Hotels, Restaurants & Leisure (1.4%)
Hyatt Hotels Corp.
(SOFR + 1.05%), 1.099%, 10/1/23 (k)	1,100,000	1,103,177
Marriott International, Inc.
Series Z 4.150%, 12/1/23	12,100,000	12,659,018

		13,762,195

Total Consumer Discretionary		70,694,183

Consumer Staples (2.4%)
Food & Staples Retailing (0.4%)
7-Eleven, Inc. 0.625%, 2/10/23§	4,000,000	3,983,104

Food Products (0.7%)
Conagra Brands, Inc. 0.500%, 8/11/23	3,000,000	2,974,217
Kraft Heinz Foods Co.
(ICE LIBOR USD 3 Month + 0.82%), 0.966%, 8/10/22 (k)	4,110,000	4,099,769

		7,073,986

Tobacco (1.3%)
BAT Capital Corp. 2.789%, 9/6/24	12,000,000	12,367,511

Total Consumer Staples		23,424,601

Energy (0.6%)
Oil, Gas & Consumable Fuels (0.6%)
BP Capital Markets America, Inc.
(ICE LIBOR USD 3 Month + 0.65%), 0.864%, 9/19/22 (k)	1,000,000	1,002,558
Hanwha Energy USA Holdings Corp. 2.375%, 7/30/22 (m)	1,286,000	1,294,279
Plains All American Pipeline LP 3.650%, 6/1/22	3,200,000	3,215,524

		5,512,361

Total Energy		5,512,361

Financials (21.8%)
Banks (7.8%)
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.79%), 3.004%, 12/20/23 (k)	2,571,000	2,624,200
(SOFR + 0.69%), 0.740%, 4/22/25 (k)	10,670,000	10,687,309
CIT Group, Inc. 5.000%, 8/15/22	12,700,000	12,985,750
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.10%), 1.258%, 5/17/24 (k)(x)	14,241,000	14,376,668
(ICE LIBOR USD 3 Month + 1.02%), 1.194%, 6/1/24 (k)	3,000,000	3,025,669
JPMorgan Chase & Co.
(ICE LIBOR USD 3 Month + 1.23%), 1.354%, 10/24/23 (k)	9,128,000	9,189,315
(ICE LIBOR USD 3 Month + 0.73%), 0.854%, 4/23/24 (k)	2,000,000	2,008,377
(ICE LIBOR USD 3 Month + 0.89%), 1.014%, 7/23/24 (k)	1,500,000	1,510,782
MUFG Union Bank NA 2.100%, 12/9/22	6,500,000	6,582,165
PNC Bank NA
(ICE LIBOR USD 3 Month + 0.33%), 0.495%, 2/24/23 (k)	5,000,000	5,001,862
Santander Holdings USA, Inc. 3.400%, 1/18/23	2,802,000	2,866,477
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 1.23%), 1.359%, 10/31/23 (k)	4,200,000	4,231,605

		75,090,179

See Notes to Financial Statements.

1359

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Capital Markets (4.3%)
Bank of New York Mellon Corp. (The)
(ICE LIBOR USD 3 Month + 1.05%), 1.179%, 10/30/23 (k)(x)	$4,584,000	$4,615,987
Goldman Sachs Group, Inc. (The)
(SOFR + 0.54%), 0.590%, 11/17/23 (k)	9,000,000	8,989,787
(ICE LIBOR USD 3 Month + 1.60%), 1.776%, 11/29/23 (k)	905,000	923,213
(SOFR + 0.79%), 0.839%, 12/9/26 (k)	1,800,000	1,808,401
(ICE LIBOR USD 3 Month + 1.75%), 1.886%, 10/28/27 (k)	10,911,000	11,448,296
Morgan Stanley
(ICE LIBOR USD 3 Month + 1.40%), 1.524%, 10/24/23 (k)	10,544,000	10,638,280
(ICE LIBOR USD 3 Month + 1.22%), 1.364%, 5/8/24 (k)(x)	2,800,000	2,833,692

		41,257,656

Consumer Finance (2.9%)
Ally Financial, Inc. 4.125%, 2/13/22	13,821,000	13,875,865
General Motors Financial Co., Inc.
(ICE LIBOR USD 3 Month + 1.55%), 1.677%, 1/14/22 (k)	4,060,000	4,058,579
3.450%, 4/10/22	1,120,000	1,123,296
Harley-Davidson Financial Services, Inc. 4.050%, 2/4/22§	6,500,000	6,517,518
3.350%, 2/15/23§	1,390,000	1,418,612
Synchrony Financial 2.850%, 7/25/22	1,000,000	1,010,347

		28,004,217

Diversified Financial Services (0.9%)
AIG Global Funding 0.800%, 7/7/23§	2,200,000	2,197,863
Synchrony Bank 3.000%, 6/15/22	6,110,000	6,162,288

		8,360,151

Insurance (5.9%)
Athene Global Funding
(ICE LIBOR USD 3 Month + 1.23%), 1.360%, 7/1/22 (k)§	9,200,000	9,245,853
3.000%, 7/1/22§	1,816,000	1,837,708
GA Global Funding Trust 1.000%, 4/8/24§	10,000,000	9,898,671
(SOFR + 0.50%), 0.549%, 9/13/24 (k)§	1,200,000	1,196,887
Jackson National Life Global Funding
(SOFR + 0.60%), 0.649%, 1/6/23 (k)§	2,000,000	2,005,733
New York Life Global Funding
(SOFR + 0.48%), 0.529%, 6/9/26 (k)§	12,000,000	12,000,494
Pacific Life Global Funding II
(SOFR + 0.62%), 0.669%, 6/4/26 (k)§	13,000,000	13,055,136
Protective Life Global Funding 1.082%, 6/9/23§	7,000,000	7,018,344

		56,258,826

Total Financials		208,971,029

Health Care (1.4%)
Life Sciences Tools & Services (1.0%)
Thermo Fisher Scientific, Inc. 0.797%, 10/18/23	9,600,000	9,565,075

Pharmaceuticals (0.4%)
Bayer US Finance II LLC
(ICE LIBOR USD 3 Month + 1.01%), 1.213%, 12/15/23 (k)§	3,300,000	3,321,702

Total Health Care		12,886,777

Industrials (5.8%)
Aerospace & Defense (1.8%)
Boeing Co. (The) 4.508%, 5/1/23	9,900,000	10,301,324
1.875%, 6/15/23	700,000	704,991
1.433%, 2/4/24	4,600,000	4,592,089
Leidos, Inc. 2.950%, 5/15/23	1,500,000	1,534,375

		17,132,779

Airlines (1.4%)
Southwest Airlines Co. 5.250%, 5/4/25	12,200,000	13,556,396

Machinery (1.2%)
CNH Industrial Capital LLC 4.375%, 4/5/22	2,243,000	2,263,001
Daimler Trucks Finance North America LLC
(SOFR + 0.60%), 0.649%, 12/14/23 (k)§	3,500,000	3,501,374
Komatsu Finance America, Inc. 2.437%, 9/11/22 (m)	3,000,000	3,025,834
0.849%, 9/9/23 (m)	3,000,000	2,987,886

		11,778,095

Trading Companies & Distributors (1.4%)
Air Lease Corp. 3.500%, 1/15/22	4,000,000	4,003,306
2.250%, 1/15/23	800,000	808,477
International Lease Finance Corp. 8.625%, 1/15/22	1,168,000	1,170,680
5.875%, 8/15/22	7,000,000	7,212,114

		13,194,577

Total Industrials		55,661,847

Information Technology (0.6%)
Electronic Equipment, Instruments & Components (0.4%)
TD SYNNEX Corp. 1.250%, 8/9/24§	3,700,000	3,626,682

IT Services (0.2%)
Fidelity National Information Services, Inc. 0.375%, 3/1/23	2,000,000	1,987,879

Total Information Technology		5,614,561

See Notes to Financial Statements.

1360

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Materials (1.5%)
Chemicals (0.1%)
International Flavors & Fragrances, Inc. 0.697%, 9/15/22§	$1,000,000	$999,409

Containers & Packaging (1.4%)
Berry Global, Inc. 0.950%, 2/15/24	2,400,000	2,370,576
4.875%, 7/15/26§	10,981,000	11,338,980

		13,709,556

Total Materials		14,708,965

Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
Brixmor Operating Partnership LP (REIT)
(ICE LIBOR USD 3 Month + 1.05%), 1.182%, 2/1/22 (k)	2,400,000	2,401,786
SL Green Operating Partnership LP (REIT) 3.250%, 10/15/22	2,000,000	2,032,558

		4,434,344

Total Real Estate		4,434,344

Utilities (5.9%)
Electric Utilities (4.3%)
American Electric Power Co., Inc.
Series A
(ICE LIBOR USD 3 Month + 0.48%), 0.612%, 11/1/23 (k)	8,300,000	8,301,807
Duke Energy Corp.
(ICE LIBOR USD 3 Month + 0.65%), 0.851%, 3/11/22 (k)	300,000	300,249
Pacific Gas and Electric Co.
(ICE LIBOR USD 3 Month + 1.48%), 1.691%, 6/16/22 (k)	5,500,000	5,484,305
1.750%, 6/16/22	6,900,000	6,894,990
3.250%, 6/15/23	200,000	203,036
4.250%, 8/1/23	1,000,000	1,033,175
3.750%, 2/15/24	400,000	412,769
3.400%, 8/15/24	800,000	826,732
Southern California Edison Co.
(SOFRINDX + 0.64%), 0.689%, 4/3/23 (k)	10,000,000	9,996,234
Southern Co. (The)
Series 21-A 0.600%, 2/26/24	8,000,000	7,887,445

		41,340,742

Gas Utilities (1.1%)
Atmos Energy Corp.
(ICE LIBOR USD 3 Month + 0.38%), 0.578%, 3/9/23 (k)	7,500,000	7,500,012
CenterPoint Energy Resources Corp.
(ICE LIBOR USD 3 Month + 0.50%), 0.673%, 3/2/23 (k)	3,000,000	2,998,125
Southern Natural Gas Co. LLC 0.625%, 4/28/23§	600,000	597,594

		11,095,731

Multi-Utilities (0.5%)
Dominion Energy, Inc.
Series D (ICE LIBOR USD 3 Month + 0.53%), 0.733%, 9/15/23 (k)	4,500,000	4,496,297

Total Utilities		56,932,770

Total Corporate Bonds		480,164,953

Mortgage-Backed Securities (0.1%)
FHLMC
2.365%, 11/1/23 (l)	704	711
2.350%, 1/1/34 (l)	2,478	2,605
2.051%, 11/1/35 (l)	7,166	7,508
1.946%, 7/1/36 (l)	171,080	179,396
1.750%, 9/1/36 (l)	80,004	83,582
1.885%, 10/1/36 (l)	95,310	99,825
FNMA
2.423%, 11/1/34 (l)	75,165	79,151
1.679%, 1/1/35 (l)	2,886	3,006
1.818%, 7/1/35 (l)	7,651	8,018
1.994%, 12/1/35 (l)	20,219	21,146
1.795%, 3/1/36 (l)	10,623	11,058
2.216%, 3/1/36 (l)	19,447	20,467
1.284%, 3/1/44 (l)	79,731	81,285
1.284%, 7/1/44 (l)	873	890
1.284%, 10/1/44 (l)	5,686	5,797

Total Mortgage-Backed Securities		604,445

Municipal Bonds (1.0%)
Metropolitan Transportation Authority Grant Anticipation Notes, Series 2021A 0.777%, 11/15/22	5,100,000	5,104,310
New York State Urban Development Corp., St Personal Income Tax 2.100%, 3/15/22	1,060,000	1,063,986
Washington Health Care Facilities Authority, Fred Hutchinson Cancer Research Center, Series B
(ICE LIBOR USD 1 Month + 1.10%, 12.00% Cap), 1.168%, 1/1/42 (k)	3,000,000	3,000,813

Total Municipal Bonds		9,169,109

U.S. Government Agency Securities (9.0%)
FHLB 0.800%, 11/27/23	5,000,000	4,990,717
0.625%, 11/27/24	6,000,000	5,930,420
1.000%, 3/23/26	17,550,000	17,349,548
1.020%, 2/24/27 (z)	30,000,000	29,382,360
0.900%, 2/26/27	14,100,000	13,726,717
FHLMC 0.800%, 10/28/26	15,000,000	14,592,189

Total U.S. Government Agency Securities		85,971,951

U.S. Treasury Obligations (2.7%)
U.S. Treasury Notes 0.750%, 11/15/24 (z)	21,200,000	21,087,487
1.000%, 12/15/24	5,300,000	5,306,625

Total U.S. Treasury Obligations		26,394,112

Total Long-Term Debt Securities (103.7%) (Cost $996,932,333)		994,378,620

See Notes to Financial Statements.

1361

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Commercial Paper (0.5%)
Parker-Hannifin Corp. 0.47%, 4/22/22 (n)(p)§	$5,500,000	$5,491,923

	Number of Shares	Value (Note 1)
Investment Company (0.1%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.5%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $100,001, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $102,018. (xx)	$100,000	100,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $3,861,989, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $3,939,222. (xx)	3,861,983	3,861,983
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $700,008, collateralized by various Common Stocks; total market value $773,755. (xx)	700,000	700,000

Total Repurchase Agreements		4,661,983

U.S. Treasury Obligation (0.1%)
U.S. Treasury Bills 0.06%, 3/17/22# (p)	801,000	800,900

Total Short-Term Investments (1.2%) (Cost $11,952,397)		11,954,806

Total Investments in Securities (104.9%) (Cost $1,008,884,730)		1,006,333,426
Other Assets Less Liabilities (-4.9%)		(47,076,814)

Net Assets (100%)		$959,256,612

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $800,900.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $373,690,522 or 39.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond – Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2021.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $10,849,691 or 1.1% of net assets.

(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $5,537,040. This was collateralized by cash of $5,661,983 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:
ARM	—	Adjustable Rate Mortgage
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	—	United States Dollar

See Notes to Financial Statements.

1362

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note	101	3/2022	USD	22,035,360	(21,005)

					(21,005)

Short Contracts
U.S. Treasury 5 Year Note	(1,534)	3/2022	USD	(185,578,048)	47,784
U.S. Treasury 10 Year Note	(2)	3/2022	USD	(260,938)	(1,628)
U.S. Treasury 10 Year Ultra Note	(242)	3/2022	USD	(35,437,875)	(521,773)

					(475,617)

					(496,622)

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$164,380,013	$—	$164,380,013
Collateralized Mortgage Obligations	—	164,221,362	—	164,221,362
Commercial Mortgage-Backed Securities	—	63,472,675	—	63,472,675
Corporate Bonds
Communication Services	—	21,323,515	—	21,323,515
Consumer Discretionary	—	70,694,183	—	70,694,183
Consumer Staples	—	23,424,601	—	23,424,601
Energy	—	5,512,361	—	5,512,361
Financials	—	208,971,029	—	208,971,029
Health Care	—	12,886,777	—	12,886,777
Industrials	—	55,661,847	—	55,661,847
Information Technology	—	5,614,561	—	5,614,561
Materials	—	14,708,965	—	14,708,965
Real Estate	—	4,434,344	—	4,434,344
Utilities	—	56,932,770	—	56,932,770
Futures	47,784	—	—	47,784
Mortgage-Backed Securities	—	604,445	—	604,445
Municipal Bonds	—	9,169,109	—	9,169,109
Short-Term Investments
Commercial Paper	—	5,491,923	—	5,491,923
Investment Company	1,000,000	—	—	1,000,000
Repurchase Agreements	—	4,661,983	—	4,661,983
U.S. Treasury Obligations	—	800,900	—	800,900
U.S. Government Agency Securities	—	85,971,951	—	85,971,951
U.S. Treasury Obligation	—	26,394,112	—	26,394,112

Total Assets	$1,047,784	$1,005,333,426	$—	$1,006,381,210

See Notes to Financial Statements.

1363

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total

Liabilities:
Futures	$(544,406)	$—	$—	$(544,406)

Total Liabilities	$(544,406)	$—	$—	$(544,406)

Total	$503,378	$1,005,333,426	$—	$1,005,836,804

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$47,784	*

Total		$47,784

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(544,406	)*

Total		$(544,406)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Interest rate contracts	$3,628,033	$3,628,033

Total	$3,628,033	$3,628,033

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Interest rate contracts	$(374,111)	$(374,111)

Total	$(374,111)	$(374,111)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $362,574,000 during the year ended December 31, 2021.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Barclays Capital Inc.	0.14%	12/28/2021	1/4/2022	$(25,074,563)	$(25,070,929)
Morgan Stanley & Co. LLC	0.13	12/30/2021	1/3/2022	(21,080,750)	(21,079,298)

					$(46,150,227)

(1)	The average amount of borrowings while outstanding for 122 days during the year ended December, 2021, was approximately $94,853,000 at a weighted average interest rate of (0.04)%.
(2)	Payable for sale-buyback transactions includes $(5,086) of deferred price drop on sale-buyback transactions.

See Notes to Financial Statements.

1364

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	December 31, 2021
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$(25,070,929)	$—	$—	$(25,070,929)
U.S. Treasury Notes		(21,079,298)	$—	$—	$(21,079,298)

Total Borrowings	$—	$(46,150,227)	$—	$—	$(46,150,227)

Gross amount of recognized liabilities for sale-buybacks					$(46,150,227)

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2021:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
Barclays Capital Inc.	$(25,070,929)	$24,877,065	$—	$(193,864)
Morgan Stanley & Co. LLC	(21,079,298)	21,087,487	—	8,189

	$(46,150,227)	$45,964,552	$—	$(185,675)

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,084,191,465
Long-term U.S. government debt securities	333,808,738

$1,418,000,203

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,276,578,914
Long-term U.S. government debt securities	354,155,266

$1,630,734,180

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,766,112
Aggregate gross unrealized depreciation	(7,831,237)

Net unrealized depreciation	$(4,065,125)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,009,901,929

See Notes to Financial Statements.

1365

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,004,222,747)	$1,001,671,443
Repurchase Agreements (Cost $4,661,983)	4,661,983
Cash	1,167,513
Foreign cash (Cost $1)	1
Cash held as collateral at broker for futures	1,694,000
Dividends, interest and other receivables	2,784,277
Receivable for securities sold	174,149
Receivable for Portfolio shares sold	99,751
Due from broker for futures variation margin	77,097
Receivable for forward settling transactions	5,179
Securities lending income receivable	1,287
Other assets	5,363

Total assets	1,012,342,043

LIABILITIES
Payable for sale-buyback financing transactions	46,150,227
Payable for return of collateral on securities loaned	5,661,983
Investment management fees payable	360,708
Payable for Portfolio shares redeemed	275,917
Administrative fees payable	74,976
Distribution fees payable – Class IB	28,091
Distribution fees payable – Class IA	9,233
Other liabilities	127,656
Accrued expenses	396,640

Total liabilities	53,085,431

NET ASSETS	$959,256,612

Net assets were comprised of:
Paid in capital	$983,162,036
Total distributable earnings (loss)	(23,905,424)

Net assets	$959,256,612

Class IA
Net asset value, offering and redemption price per share, $44,510,926 / 4,544,679 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.79

Class IB
Net asset value, offering and redemption price per share, $132,699,405 / 13,525,712 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.81

Class K
Net asset value, offering and redemption price per share, $782,046,281 / 79,834,205 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.80

(x)	Includes value of securities on loan of $5,537,040.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$12,268,456
Securities lending (net)	12,503

Total income	12,280,959

EXPENSES
Investment management fees	6,540,240
Administrative fees	1,228,844
Distribution fees – Class IB	325,527
Distribution fees – Class IA	114,055
Professional fees	106,494
Printing and mailing expenses	63,198
Custodian fees	51,500
Trustees’ fees	40,212
Interest expense	11,610
Miscellaneous	56,267

Gross expenses	8,537,947
Less: Waiver from investment manager	(731,077)

Net expenses	7,806,870

NET INVESTMENT INCOME (LOSS)	4,474,089

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(1,846,345)
Futures contracts	3,628,033

Net realized gain (loss)	1,781,688

Change in unrealized appreciation (depreciation) on:
Investments in securities	(8,366,155)
Futures contracts	(374,111)

Net change in unrealized appreciation (depreciation)	(8,740,266)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,958,578)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,484,489)

See Notes to Financial Statements.

1366

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,474,089	$12,426,577
Net realized gain (loss)	1,781,688	6,509,670
Net change in unrealized appreciation (depreciation)	(8,740,266)	(3,675,728)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,484,489)	15,260,519

Distributions to shareholders:
Class IA	(151,380)	(398,079)
Class IB	(477,773)	(977,879)
Class K	(4,634,699)	(12,096,399)

Total distributions to shareholders	(5,263,852)	(13,472,357)

Tax return of capital:
Class IA	(26,307)	—
Class IB	(78,294)	—
Class K	(462,123)	—

Total	(566,724)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 973,088 and 2,773,901 shares, respectively ]	9,589,331	27,317,870
Capital shares issued in reinvestment of dividends [ 18,147 and 40,305 shares, respectively ]	177,687	398,079
Capital shares repurchased [ (1,726,006) and (2,694,870) shares, respectively ]	(17,051,191)	(26,523,032)

Total Class IA transactions	(7,284,173)	1,192,917

Class IB
Capital shares sold [ 2,753,915 and 3,356,292 shares, respectively ]	27,226,420	32,999,271
Capital shares issued in reinvestment of dividends [ 56,693 and 98,840 shares, respectively ]	556,067	977,879
Capital shares repurchased [ (2,297,955) and (3,303,190) shares, respectively ]	(22,723,634)	(32,576,095)

Total Class IB transactions	5,058,853	1,401,055

Class K
Capital shares sold [ 11,870,734 and 23,100,537 shares, respectively ]	117,434,453	228,626,758
Capital shares issued in reinvestment of dividends [ 520,493 and 1,224,907 shares, respectively ]	5,096,822	12,096,399
Capital shares repurchased [ (53,824,660) and (22,364,237) shares, respectively ]	(531,835,635)	(218,346,942)

Total Class K transactions	(409,304,360)	22,376,215

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(411,529,680)	24,970,187

TOTAL INCREASE (DECREASE) IN NET ASSETS	(419,844,745)	26,758,349
NET ASSETS:
Beginning of year	1,379,101,357	1,352,343,008

End of year	$959,256,612	$1,379,101,357

See Notes to Financial Statements.

1367

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.88	$9.85	$9.82	$9.93	$9.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.07	0.22	0.19	0.12
Net realized and unrealized gain (loss)	(0.06)	0.04	0.04	(0.10)	0.07

Total from investment operations	(0.05)	0.11	0.26	0.09	0.19

Less distributions:
Dividends from net investment income	(0.03)	(0.08)	(0.23)	(0.20)	(0.13)
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.04)	(0.08)	(0.23)	(0.20)	(0.13)

Net asset value, end of year	$9.79	$9.88	$9.85	$9.82	$9.93

Total return	(0.49)%	1.07%	2.63%	0.88%	1.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$44,511	$52,162	$50,808	$43,413	$40,725
Ratio of expenses to average net assets:
After waivers (f)	0.80%	0.80%	1.05%**	0.86%**	0.86%**
Before waivers (f)	0.86%	0.87%	1.12%**	0.88%**	0.87%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.12%	0.73%	2.19%	1.87%	1.18%
Before waivers (f)	0.06%	0.66%	2.12%	1.85%	1.17%
Portfolio turnover rate^	116%	157%	252%	77%	73%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.90	$9.86	$9.84	$9.94	$9.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.07	0.22	0.19	0.12
Net realized and unrealized gain (loss)	(0.06)	0.05	0.03	(0.09)	0.07

Total from investment operations	(0.05)	0.12	0.25	0.10	0.19

Less distributions:
Dividends from net investment income	(0.03)	(0.08)	(0.23)	(0.20)	(0.13)
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.04)	(0.08)	(0.23)	(0.20)	(0.13)

Net asset value, end of year	$9.81	$9.90	$9.86	$9.84	$9.94

Total return	(0.49)%	1.17%	2.52%	0.98%	1.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$132,699	$128,793	$126,849	$129,330	$123,839
Ratio of expenses to average net assets:
After waivers (f)	0.80%	0.80%	1.05%**	0.86%**	0.86%**
Before waivers (f)	0.86%	0.87%	1.12%**	0.88%**	0.87%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.12%	0.73%	2.18%	1.87%	1.18%
Before waivers (f)	0.07%	0.66%	2.12%	1.85%	1.17%
Portfolio turnover rate^	116%	157%	252%	77%	73%

See Notes to Financial Statements.

1368

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.88	$9.85	$9.82	$9.93	$9.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.10	0.24	0.21	0.14
Net realized and unrealized gain (loss)	(0.06)	0.03	0.04	(0.10)	0.07

Total from investment operations	(0.02)	0.13	0.28	0.11	0.21

Less distributions:
Dividends from net investment income	(0.05)	(0.10)	(0.25)	(0.22)	(0.15)
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.06)	(0.10)	(0.25)	(0.22)	(0.15)

Net asset value, end of year	$9.80	$9.88	$9.85	$9.82	$9.93

Total return	(0.16)%	1.32%	2.89%	1.14%	2.15%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$782,046	$1,198,146	$1,174,686	$1,193,758	$1,233,099
Ratio of expenses to average net assets:
After waivers (f)	0.55%	0.55%	0.80%**	0.61%**	0.61%**
Before waivers (f)	0.61%	0.62%	0.87%**	0.63%**	0.62%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.37%	0.98%	2.44%	2.11%	1.43%
Before waivers (f)	0.31%	0.91%	2.37%	2.09%	1.42%
Portfolio turnover rate^	116%	157%	252%	77%	73%
**	Includes Interest Expense of 0.01%, 0.01% and 0.25% for the years ended December 31, 2017, 2018 and 2019, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1369

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.
➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(2.05)%	2.16%	1.54%
Portfolio – Class IB Shares	(2.18)	2.15	1.53
Portfolio – Class K Shares*	(1.83)	2.41	2.08
Bloomberg U.S. Intermediate Government Bond Index	(1.69)	2.32	1.68

* Date of inception 4/21/14.

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.18)% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Bloomberg U.S. Intermediate Government Bond Index, which returned (1.69)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	U.S. interest rate strategies, including duration and curve positioning, added to Portfolio performance. The Portfolio made use of Treasury futures and options to actively manage duration.

•	Positioning in Agency and Non-Agency mortgage-backed securities (MBS) benefited the Portfolio.

•	Off-benchmark exposure to inflation-linked securities, high-yield corporates and credit risk-transfer securities was beneficial to performance.

•	Security selection within CMBS, investment-grade corporates, asset-backed securities and U.S. dollar-denominated quasi-sovereigns

•	Holdings in emerging markets external debt benefited performance as well.

What hurt performance during the year:

•	Security selection within municipal bonds and mortgage pass-through securities detracted from Portfolio performance.

•	Exposure in select currencies, particularly the Australian dollar and Chilean peso, detracted.

•	Outside the U.S., duration exposure and country selection in the eurozone, partially facilitated through the use of futures, was modestly negative for performance.

•	Currency exposure, partially facilitated through the use of currency forwards, was negative for performance.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

Peak fiscal policy support, and therefore peak real gross domestic product (GDP) growth, was likely realized in 2021, and the global economy now appears to be rapidly progressing toward late-cycle dynamics. Monetary policy in most regions has shifted course toward normalization. Frictions in both goods and labor markets have spurred inflation. Our base case has global inflation peaking by the first quarter and then moderating closer to central bank targets by the end of 2022, and we are closely monitoring upside risks to that view. Risk premiums and yields do not reflect potential downside scenarios, in our view, which warrants caution and a rigorous approach to portfolio construction.

We seek credit exposure from diversified sources, including non-agency U.S. mortgages, select COVID-19 recovery themes, and single-name opportunities. We have a constructive view on global equities, but are preparing for late-cycle dynamics, with greater focus on security selection.

On emerging market (EM) local and external debt, we are mindful of a number of risks of investing in the volatile asset class, especially amid tighter monetary policy in the U.S. We are nonetheless intrigued by a number of factors that give EM appeal in the context of

1370

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

a diversified portfolio and our preference for a reduced footprint in cash corporate credit instruments. On emerging markets currencies, we see a few opportunities and we view them as relatively liquid expressions for the EM asset class.

We expect markets to be more volatile than usual, and that will require frequent reassessments of portfolio factor exposures. We take a long-term view, while recognizing the need for continuous assessment of near-term circumstances.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	5.00
Weighted Average Coupon (%)	1.99
Weighted Average Effective Duration (Years)*	4.62
Weighted Average Rating**	AA	+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	42.3%
U.S. Government Agency Securities	36.6
Mortgage-Backed Securities	4.6
Financials	4.1
Asset-Backed Securities	2.7
Commercial Mortgage-Backed Securities	2.2
Collateralized Mortgage Obligations	1.9
Foreign Government Securities	1.4
Real Estate	1.4
Utilities	1.0
Industrials	1.0
Consumer Discretionary	0.9
Communication Services	0.8
Information Technology	0.7
Energy	0.7
Consumer Staples	0.3
Health Care	0.3
Materials	0.3
Municipal Bonds	0.2
Repurchase Agreements	0.1
Cash and Other	(3.5)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1371

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$992.90	$3.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.25	3.99
Class IB
Actual	1,000.00	992.90	3.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.25	3.99
Class K
Actual	1,000.00	994.10	2.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.51	2.72

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.78%, 0.78% and 0.53%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1372

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (2.7%)
AB Issuer LLC,
Series 2021-1 A2 3.734%, 7/30/51§		$342,143	$342,712
ACREC Ltd.,
Series 2021-FL1 A 1.254%, 10/16/36 (l)§		800,000	796,444
Affirm Asset Securitization Trust,
Series 2020-A A 2.100%, 2/18/25§		130,000	130,424
Series 2021-B B 1.240%, 8/17/26§		125,000	124,144
Series 2021-Z1 A 1.070%, 8/15/25§		123,186	122,943
Series 2021-Z2 A 1.170%, 11/16/26§		123,000	122,785
AGL CLO 12 Ltd.,
Series 2021-12A A1 1.290%, 7/20/34 (l)§		398,434	398,207
Air Canada Pass-Through Trust,
Series 2013-1 A 4.125%, 5/15/25§		618,445	624,316
Series 2017-1 AA 3.300%, 1/15/30§		507,840	511,078
American Airlines Pass-Through Trust,
Series 2019-1 AA 3.150%, 2/15/32		734,973	741,726
Anchorage Capital CLO 11 Ltd.,
Series 2019-11A AR 1.268%, 7/22/32 (l)§		700,000	700,155
Aqueduct European CLO DAC,
Series 2017-1A AR 0.640%, 7/20/30 (l)§	EUR	795,283	903,172
Ares XL CLO Ltd.,
Series 2016-40A A1RR 0.990%, 1/15/29 (l)§		$800,000	800,007
Armada Euro CLO III DAC,
Series 3A A1R 0.720%, 7/15/31 (l)§	EUR	700,000	794,534
Atalaya Equipment Leasing Trust,
Series 2021-1A A1 0.326%, 11/15/22§		$130,452	130,489
Series 2021-1A A2 1.230%, 5/15/26§		216,000	215,579
Avant Loans Funding Trust,
Series 2021-REV1 A 1.210%, 7/15/30§		475,000	471,698
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-2A A 4.000%, 3/20/25§		365,000	384,843
Ballyrock CLO 16 Ltd.,
Series 2021-16A A1 1.265%, 7/20/34 (l)§		502,006	500,878
BlueMountain Fuji Eur CLO V DAC,
Series 5A A 0.910%, 1/15/33 (l)§	EUR	600,000	682,451
Brex Commercial Charge Card Master Trust,
Series 2021-1 A 2.090%, 7/15/24§		$179,000	$180,063
BRSP Ltd.,
Series 2021-FL1 A 1.254%, 8/19/38 (l)§		800,000	797,119
Cajun Global LLC,
Series 2021-1 A2 3.931%, 11/20/51§		66,000	65,724
Carvana Auto Receivables Trust,
Series 2021-N3 C 1.020%, 6/12/28		147,000	145,506
Series 2021-N4 A1 0.830%, 9/11/28		223,000	222,845
Series 2021-P4 D 2.610%, 9/11/28		169,000	168,923
Catamaran CLO Ltd.,
Series 2014-1A A1AR 1.228%, 4/22/30 (l)§		994,896	993,689
CBAM Ltd.,
Series 2018-5A A 1.142%, 4/17/31 (l)§		900,000	900,012
Series 2018-8A A1 1.252%, 10/20/29 (l)§		900,000	899,442
CLNC Ltd.,
Series 2019-FL1 A 1.414%, 8/20/35 (l)§		800,000	800,245
College Ave Student Loans LLC,
Series 2021-C A2 2.320%, 7/26/55§		220,000	219,875
Conn’s Receivables Funding LLC,
Series 2021-A A 1.050%, 5/15/26§		455,871	455,753
CVC Cordatus Loan Fund VII DAC,
Series 7A ARR 0.630%, 9/15/31 (l)§	EUR	600,000	679,148
CVC Cordatus Loan Fund XI DAC,
Series 11A AR 0.650%, 10/15/31 (l)§		700,000	794,513
CVS Pass-Through Trust, 5.789%, 1/10/26§		$147,347	160,654
Diamond Issuer,
Series 2021-1A A 2.305%, 11/20/51§		325,933	323,710
Domino’s Pizza Master Issuer LLC,
Series 2021-1A A2I 2.662%, 4/25/51§		187,060	187,485
Dryden 78 CLO Ltd.,
Series 2020-78A C 2.072%, 4/17/33 (l)§		250,000	250,163
Elevation CLO Ltd.,
Series 2020-11A C 2.324%, 4/15/33 (l)§		250,000	242,867
Elmwood CLO IX Ltd.,
Series 2021-2A A 1.265%, 7/20/34 (l)§		257,000	256,854
Evergreen Credit Card Trust,
Series 2019-2 A 1.900%, 9/16/24§		1,000,000	1,010,329

See Notes to Financial Statements.

1373

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
FHF Trust,
Series 2021-2A A 0.830%, 12/15/26§		$142,871	$141,665
First Investors Auto Owner Trust,
Series 2020-1A A 1.490%, 1/15/25§		24,069	24,099
Series 2021-2A C 1.470%, 11/15/27§		290,000	283,599
Flagship Credit Auto Trust,
Series 2019-4 B 2.530%, 11/17/25§		390,000	392,998
Ford Credit Auto Owner Trust,
Series 2021-1 D 2.310%, 10/17/33§		245,000	240,621
FREED ABS Trust,
Series 2021-3FP A 0.620%, 11/20/28§		305,052	304,892
GCI Funding I LLC,
Series 2021-1 A 2.380%, 6/18/46§		159,555	158,181
GoldenTree Loan Management US CLO 7 Ltd.,
Series 2020-7A AR 1.202%, 4/20/34 (l)§		262,213	261,208
GSF Mortgage Corp., 1.433%, 8/15/26 (l)		87,701	86,526
2.435%, 8/15/26 (l)		176,000	178,259
2.638%, 8/15/26 (l)		12,000	12,072
Hardee’s Funding LLC,
Series 2018-1A A23 5.710%, 6/20/48§		138,599	153,089
Series 2020-1A A2 3.981%, 12/20/50§		138,757	145,134
Harvest CLO XX DAC,
Series 20A AR 0.680%, 10/20/31 (l)§	EUR	700,000	793,269
Harvest CLO XXII DAC,
Series 22A AR 0.850%, 1/15/32 (l)§		700,000	793,322
Invitation Homes Trust,
Series 2018-SFR2 C 1.389%, 6/17/37 (l)§		$99,984	100,932
Series 2018-SFR3 C 1.409%, 7/17/37 (l)§		44,480	44,480
JetBlue Pass-Through Trust,
Series 2020-1 A 4.000%, 11/15/32		841,107	899,223
LAD Auto Receivables Trust,
Series 2021-1A A 1.300%, 8/17/26§		258,057	257,439
LCCM Trust,
Series 2021-FL3 A 1.550%, 11/15/38 (l)§		800,000	799,535
LCM XV LP,
Series 15A AR2 1.132%, 7/20/30 (l)§		800,000	800,007
LoanCore Issuer Ltd.,
Series 2018-CRE1 A 1.240%, 5/15/28 (l)§		167,521	167,438
LP Credit Card ABS Master Trust,
Series 2018-1 A 1.638%, 8/20/24 (l)§		204,116	204,165
Magnetite XVIII Ltd.,
Series 2016-18A AR2 1.023%, 11/15/28 (l)§		800,000	799,938
Magnetite XXVI Ltd.,
Series 2020-26A A1R 1.210%, 7/25/34 (l)§		467,227	466,705
Mission Lane Credit Card Master Trust,
Series 2021-A A 1.590%, 9/15/26§		100,000	99,277
MKS CLO Ltd.,
Series 2017-1A AR 1.132%, 7/20/30 (l)§		800,000	798,463
MVW LLC,
Series 2021-2A B 1.830%, 5/20/39§		187,000	185,573
Neighborly Issuer LLC,
Series 2021-1A A2 3.584%, 4/30/51§		135,591	135,767
Nelnet Student Loan Trust,
Series 2021-BA B 2.680%, 4/20/62§		100,000	99,700
Series 2021-CA B 2.530%, 4/20/62§		147,147	144,205
Series 2021-DA B 2.900%, 4/20/62§		132,000	132,328
Neuberger Berman Loan Advisers CLO 42 Ltd.,
Series 2021-42A A 1.222%, 7/16/35 (l)§		469,642	468,591
Neuberger Berman Loan Advisers CLO 43 Ltd.,
Series 2021-43A A 1.241%, 7/17/35 (l)§		287,510	287,401
OCP CLO Ltd.,
Series 2020-18A AR 1.222%, 7/20/32 (l)§		344,000	344,199
OneMain Direct Auto Receivables Trust,
Series 2018-1A A 3.430%, 12/16/24§		23,691	23,699
Palmer Square CLO Ltd.,
Series 2021-3A D 3.182%, 1/15/35 (l)§		330,000	328,653
Pennsylvania Higher Education Assistance Agency,
Series 2009-1 A1 1.024%, 7/25/29 (l)		150,121	150,654
Santander Consumer Auto Receivables Trust,
Series 2021-BA B 1.450%, 10/16/28§		340,947	341,250
Sound Point CLO IX Ltd.,
Series 2015-2A ARRR 1.342%, 7/20/32 (l)§		800,000	799,685
Sound Point CLO XII Ltd.,
Series 2016-2A AR2 1.181%, 10/20/28 (l)§		724,727	724,764

See Notes to Financial Statements.

1374

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Sound Point CLO XVI Ltd.,
Series 2017-2A AR 1.104%, 7/25/30 (l)§	$700,000	$699,691
Steele Creek CLO Ltd.,
Series 2015-1A AR2 1.060%, 5/21/29 (l)§	626,808	626,056
Stratus CLO Ltd.,
Series 2021-2A A 1.120%, 12/28/29 (l)§	800,000	800,000
Series 2021-3A A 1.168%, 12/29/29 (l)§	800,000	800,000
Sunrun Demeter Issuer,
Series 2021-2A A 2.270%, 1/30/57§	800,000	796,591
TICP CLO III-2 Ltd.,
Series 2018-3R A 0.971%, 4/20/28 (l)§	345,919	345,934
TRTX Issuer Ltd.,
Series 2019-FL3 A 1.314%, 10/15/34 (l)§	643,983	643,782
United Airlines Pass-Through Trust,
Series 2020-1 A 5.875%, 10/15/27	812,970	888,059
United States Small Business Administration,
Series 2004-20A 1 4.930%, 1/1/24	5,709	5,957
Series 2004-20C 1 4.340%, 3/1/24	71,477	73,840
Series 2005-20B 1 4.625%, 2/1/25	9,652	10,077
Series 2008-20G 1 5.870%, 7/1/28	122,375	134,175
Upstart Securitization Trust,
Series 2020-3 A 1.702%, 11/20/30§	63,000	63,188
Series 2021-3 A 0.830%, 7/20/31§	287,056	286,309
Venture XVII CLO Ltd.,
Series 2014-17A ARR 1.004%, 4/15/27 (l)§	625,572	625,580
Voya CLO Ltd.,
Series 2019-1A DR 2.974%, 4/15/31 (l)§	100,000	96,941
Wellfleet CLO Ltd.,
Series 2017-1A A1RR 1.022%, 4/20/29 (l)§	666,226	665,899
World Financial Network Credit Card Master Trust,
Series 2019-B M 3.040%, 4/15/26	250,000	252,940

Total Asset-Backed Securities		40,641,528

Collateralized Mortgage Obligations (1.9%)
Adjustable Rate Mortgage Trust,
Series 2005-5 2A1 2.574%, 9/25/35 (l)	54,006	51,189
Alternative Loan Trust,
Series 2005-80CB 1A1 6.000%, 2/25/36	433,654	434,770
Series 2005-J12 2A1 0.642%, 8/25/35 (l)	441,318	292,079
Series 2006-OA22 A1 0.422%, 2/25/47 (l)	92,651	87,181
Series 2006-OA6 1A2 0.522%, 7/25/46 (l)	34,531	33,548
Series 2006-OC7 2A2A 0.442%, 7/25/46 (l)(r)	2,379	11,173
Series 2007-14T2 A1 6.000%, 7/25/37	405,189	282,275
Series 2007-OH1 A1D 0.312%, 4/25/47 (l)	62,556	53,485
Banc of America Funding Trust,
Series 2004-A 1A3 2.496%, 9/20/34 (l)	10,352	10,524
Series 2006-H 4A2 2.959%, 9/20/46 (l)	101,825	97,225
Series 2006-J 4A1 3.417%, 1/20/47 (l)	6,856	6,658
Bayview MSR Opportunity Master Fund Trust,
Series 2021-2 A2 2.500%, 6/25/51 (l)§	112,938	113,775
Bear Stearns ALT-A Trust,
Series 2005-7 22A1 2.868%, 9/25/35 (l)	113,221	84,999
Series 2006-4 21A1 2.700%, 8/25/36 (l)	50,210	36,961
Bear Stearns ARM Trust,
Series 2003-9 2A1 2.846%, 2/25/34 (l)	23,030	23,363
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5 1A1 0.262%, 12/25/46 (l)	367,853	361,892
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R6 1A1 2.701%, 1/26/36 (l)	49,689	41,310
Bellemeade Re Ltd.,
Series 2019-1A M1B 1.852%, 3/25/29 (l)§	206,316	206,316
Series 2019-3A M1B 1.702%, 7/25/29 (l)§	145,399	145,399
Series 2021-1A M1B 2.250%, 3/25/31 (l)§	402,735	405,726
Series 2021-2A M1A 1.250%, 6/25/31 (l)§	237,395	236,812
Series 2021-3A A2 1.050%, 9/25/31 (l)§	301,251	298,281
Chase Mortgage Finance Corp.,
Series 2019-CL1 M3 2.202%, 4/25/47 (l)§	55,209	55,997
CHL Mortgage Pass-Through Trust,
Series 2004-12 11A1 3.008%, 8/25/34 (l)	625	637
Series 2005-11 3A1 2.540%, 4/25/35 (l)	63,955	56,345
Series 2005-2 1A1 0.742%, 3/25/35 (l)	31,702	28,189

See Notes to Financial Statements.

1375

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
CIM Trust,
Series 2021-INV1 A2 2.500%, 7/1/51 (l)§		$287,426	$288,997
Citigroup Mortgage Loan Trust,
Series 2005-3 2A2A 2.768%, 8/25/35 (l)		6,173	6,395
Series 2009-7 5A2 5.500%, 12/25/35§		305,613	210,021
Collateralized Mortgage Obligation, 3.647%, 3/15/35 (l)		300,000	306,543
Connecticut Avenue Securities Trust,
Series 2021-R01 1M2 1.600%, 10/25/41 (l)§		491,030	491,623
Series 2021-R03 1M2 1.700%, 12/25/41 (l)§		122,411	122,564
CSMC Mortgage-Backed Trust,
Series 2006-6 1A8 6.000%, 7/25/36		450,379	316,624
Eagle RE Ltd.,
Series 2020-1 M1A 1.002%, 1/25/30 (l)§		275,000	273,520
Series 2021-2 M1B 2.100%, 4/25/34 (l)§		157,512	157,691
EMF-NL Prime BV,
Series 2008-APRX A2 0.252%, 4/17/41 (l)(m)	EUR	158,310	173,362
Eurohome UK Mortgages plc,
Series 2007-1 A 0.248%, 6/15/44 (l)(m)	GBP	475,793	630,336
Eurosail-UK plc,
Series 2007-4X A3 1.045%, 6/13/45 (l)(m)		675,202	911,021
FHLMC,
Series 4989 FA 0.432%, 8/15/40 (l)		$334,485	335,902
Series 4989 FB 0.432%, 10/15/40 (l)		268,494	269,631
Series 5015 BI 4.000%, 9/25/50 IO		679,922	115,604
FHLMC STACR Risk Debt Notes,
Series 2017-DNA2 M2 3.553%, 10/25/29 (l)		250,000	257,234
Series 2021-DNA7 M2 1.850%, 11/25/41 (l)§		405,614	406,631
FHLMC STACR REMIC Trust,
Series 2020-DNA5 M2 2.850%, 10/25/50 (l)§		184,201	185,651
Series 2020-DNA6 M1 0.950%, 12/25/50 (l)§		25,308	25,308
Series 2021-DNA5 M2 1.700%, 1/25/34 (l)§		126,291	126,832
Series 2021-HQA4 M1 1.000%, 12/25/41 (l)§		321,736	321,736
Flagstar Mortgage Trust,
Series 2021-8INV A3 2.500%, 9/25/51 (l)§		258,478	258,276
FNMA,
Series 2014-C04 1M2 5.003%, 11/25/24 (l)		98,855	102,930
Series 2014-C04 2M2 5.103%, 11/25/24 (l)		32,461	32,913
Series 2015-C02 1M2 4.103%, 5/25/25 (l)		9,264	9,427
Series 2016-C06 1M2 4.353%, 4/25/29 (l)		104,846	108,242
Series 2017-C01 1M2 3.653%, 7/25/29 (l)		207,748	212,733
Series 2021-R02 2M1 0.950%, 11/25/41 (l)§		461,853	462,143
GNMA,
Series 2015-H20 FB 0.681%, 8/20/65 (l)		465,993	468,787
Series 2016-H11 F 0.881%, 5/20/66 (l)		494,093	500,087
Series 2016-H15 FA 0.881%, 7/20/66 (l)		619,380	626,368
Series 2017-H10 FB 1.029%, 4/20/67 (l)		1,158,884	1,167,203
GSR Mortgage Loan Trust,
Series 2005-8F 4A1 6.000%, 11/25/35		360,807	221,102
Series 2005-AR6 2A1 2.851%, 9/25/35 (l)		50,448	51,549
Series 2006-AR2 2A1 2.657%, 4/25/36 (l)		79,545	64,507
Series 2007-AR1 2A1 2.772%, 3/25/47 (l)		193,611	148,524
HarborView Mortgage Loan Trust,
Series 2006-13 A 0.284%, 11/19/46 (l)		57,404	46,488
Hawksmoor Mortgages,
Series 2019-1A A 1.097%, 5/25/53 (l)§	GBP	2,216,142	3,006,129
Home RE Ltd.,
Series 2020-1 M1B 3.352%, 10/25/30 (l)§		$146,424	146,855
Impac CMB Trust,
Series 2003-8 2A1 1.003%, 10/25/33 (l)		585	589
Impac Secured Assets CMN Owner Trust,
Series 2005-1 5A1 0.373%, 7/25/35 (l)		204,684	157,232
IndyMac INDX Mortgage Loan Trust,
Series 2005-AR11 A3 2.956%, 8/25/35 (l)		346,979	316,004
Series 2006-AR39 A1 0.282%, 2/25/37 (l)		488,989	486,871
JP Morgan Mortgage Trust,
Series 2006-A3 6A1 2.613%, 8/25/34 (l)		34,659	34,914
Series 2007-A1 3A3 2.695%, 7/25/35 (l)		35,160	35,727
Series 2007-S3 1A90 7.000%, 8/25/37		50,924	35,834
Legacy Mortgage Asset Trust,
Series 2020-GS1 A1 2.882%, 10/25/59 (e)§		640,175	642,100

See Notes to Financial Statements.

1376

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Lehman XS Trust,
Series 2006-4N A1C1 0.563%, 4/25/46 (l)		$48,647	$53,541
Ludgate Funding plc,
Series 2007-1 A2A 0.245%, 1/1/61 (l)(m)	GBP	650,270	844,022
Series 2008-W1X A1 0.685%, 1/1/61 (l)(m)		94,732	126,144
Mello Mortgage Capital Acceptance,
Series 2021-INV2 A3 2.500%, 8/25/51 (l)§		$243,249	243,059
Merrill Lynch Mortgage Investors Trust MLMI,
Series 2003-A1 3A 1.746%, 12/25/32 (l)		12,114	11,862
MortgageIT Mortgage Loan Trust,
Series 2006-1 1A1 0.562%, 4/25/36 (l)		205,897	198,355
New Residential Mortgage Loan Trust,
Series 2021-INV1 A2 2.500%, 6/25/51 (l)§		360,116	362,761
PMT Credit Risk Transfer Trust,
Series 2019-1R A 2.102%, 3/27/24 (l)§		37,238	37,237
Series 2019-2R A 2.852%, 5/27/23 (l)§		53,718	53,230
Series 2019-3R A 2.802%, 10/27/22 (l)§		25,933	25,941
Radnor RE Ltd.,
Series 2019-1 M1B 2.053%, 2/25/29 (l)§		150,054	150,054
Series 2019-2 M1B 1.852%, 6/25/29 (l)§		210,584	210,585
Series 2020-1 M1A 1.052%, 1/25/30 (l)§		250,000	248,174
RALI Trust,
Series 2005-QO2 A1 1.442%, 9/25/45 (l)		273,498	268,058
Series 2006-QA6 A1 0.482%, 7/25/36 (l)		483,429	490,421
Reperforming Loan REMIC Trust,
Series 2006-R1 AF1 0.442%, 1/25/36 (l)§		235,678	232,164
Residential Asset Securitization Trust,
Series 2005-A15 5A1 5.750%, 2/25/36		13,996	8,027
Series 2006-A12 A1 6.250%, 11/25/36		168,688	90,571
Sequoia Mortgage Trust,
Series 10 2A1 0.864%, 10/20/27 (l)		1,992	1,977
Series 2003-4 2A1 0.804%, 7/20/33 (l)		17,341	17,398
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 0.604%, 7/19/35 (l)		56,731	55,229
Series 2006-AR3 11A1 0.522%, 4/25/36 (l)		254,216	242,895
Series 2006-AR6 1A3 0.482%, 7/25/46 (l)		878,469	712,786
Towd Point Mortgage Funding,
Series 2019-A13A A1 0.951%, 7/20/45 (l)§	GBP	1,129,842	1,531,894
Towd Point Mortgage Funding plc,
Series 2020-A14X A 0.950%, 5/20/45 (l)(m)		1,513,578	2,052,830
Triangle Re Ltd.,
Series 2021-3 M1A 1.950%, 2/25/34 (l)§		$169,755	169,755
UWM Mortgage Trust,
Series 2021-INV1 A3 2.500%, 8/25/51 (l)§		318,518	319,862
Series 2021-INV3 A9 1.000%, 11/25/51 (l)§		791,744	789,634
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR14 1A4 2.557%, 11/25/36 (l)		316,913	316,098
Series 2006-AR9 1A 1.082%, 8/25/46 (l)		84,411	84,813

Total Collateralized Mortgage Obligations			28,682,246

Commercial Mortgage-Backed Securities (2.2%)
A10 Bridge Asset Financing LLC,
Series 2020-C A 2.021%, 8/15/40§		398,777	399,390
Ashford Hospitality Trust,
Series 2018-KEYS A 1.110%, 6/15/35 (l)§		179,846	179,531
BAMLL Commercial Mortgage Securities Trust,
Series 2013-WBRK D 3.534%, 3/10/37 (l)§		135,000	123,102
Series 2017-SCH AF 1.110%, 11/15/33 (l)§		565,000	551,397
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7 AS 3.989%, 9/15/48 (l)		39,000	41,068
BBCMS Mortgage Trust,
Series 2020-BID A 2.250%, 10/15/37 (l)§		325,000	325,914
BCP Trust,
Series 2021-330N A 0.909%, 6/15/38 (l)§		66,381	66,198
Benchmark Mortgage Trust,
Series 2019-B9 A5 4.016%, 3/15/52		800,000	897,265
BFLD Trust,
Series 2020-EYP A 1.260%, 10/15/35 (l)§		800,000	800,000
Series 2021-FPM A 1.710%, 6/15/38 (l)§		494,000	493,537
BHMS Mortgage Trust,
Series 2018-ATLS A 1.360%, 7/15/35 (l)§		267,464	267,298
Braemar Hotels & Resorts Trust,
Series 2018-PRME A 0.930%, 6/15/35 (l)§		300,000	299,449
BX Commercial Mortgage Trust,
Series 2019-IMC A 1.110%, 4/15/34 (l)§		205,649	205,264

See Notes to Financial Statements.

1377

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Series 2019-IMC E 2.260%, 4/15/34 (l)§	$133,619	$131,784
BX Trust,
Series 2018-EXCL A 1.197%, 9/15/37 (l)§	263,643	262,449
CCUBS Commercial Mortgage Trust,
Series 2017-C1 A4 3.544%, 11/15/50 (l)	470,000	507,420
CGRBS Commercial Mortgage Trust,
Series 2013-VN05 A 3.369%, 3/13/35§	630,000	641,602
Citigroup Commercial Mortgage Trust,
Series 2013-GC11 B 3.732%, 4/10/46 (l)	235,000	239,341
Series 2015-GC27 A5 3.137%, 2/10/48	596,977	621,551
Series 2016-C1 A4 3.209%, 5/10/49	606,000	638,807
CLNY Trust,
Series 2019-IKPR D 2.135%, 11/15/38 (l)§	250,000	248,127
Commercial Mortgage Trust,
Series 2012-CR5 E 4.321%, 12/10/45 (l)§	250,000	226,508
Series 2013-SFS A1 1.873%, 4/12/35§	49,038	48,919
Series 2014-UBS4 A5 3.694%, 8/10/47	495,000	519,742
Series 2015-CR26 ASB 3.373%, 10/10/48	2,245,654	2,318,623
Series 2015-DC1 A5 3.350%, 2/10/48	400,000	418,519
Series 2016-COR1 ASB 2.972%, 10/10/49	1,450,897	1,499,107
Series 2021-2400 A 1.400%, 12/15/38 (l)§	800,000	800,000
CSAIL Commercial Mortgage Trust,
Series 2015-C2 A4 3.504%, 6/15/57	121,432	127,971
Series 2015-C3 A4 3.718%, 8/15/48	302,887	321,945
Series 2015-C4 A4 3.808%, 11/15/48	400,000	425,586
DBWF Mortgage Trust,
Series 2018-GLKS A 1.134%, 12/19/30 (l)§	203,119	203,125
DOLP Trust,
Series 2021-NYC A 2.956%, 5/10/41§	1,000,000	1,039,722
Extended Stay America Trust,
Series 2021-ESH A 1.190%, 7/15/38 (l)§	795,860	795,859
Great Wolf Trust,
Series 2019-WOLF A 1.144%, 12/15/36 (l)§	257,000	256,520
GS Mortgage Securities Corp. Trust,
Series 2019-BOCA A 1.310%, 6/15/38 (l)§	303,566	303,378
Series 2019-SMP A 1.260%, 8/15/32 (l)§	300,000	299,627
GS Mortgage Securities Trust,
Series 2010-C1 A2 4.592%, 8/10/43§	561,585	564,157
Series 2013-G1 A2 3.557%, 4/10/31 (l)§	507,108	508,552
Series 2014-GC22 A5 3.862%, 6/10/47	283,842	298,560
Series 2015-GC30 AAB 3.120%, 5/10/50	657,416	674,059
Series 2018-GS9 A4 3.992%, 3/10/51 (l)	510,000	563,161
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2021-HTL5 A 1.225%, 11/15/38 (l)§	800,000	797,001
Series 2012-C6 E 5.122%, 5/15/45 (l)§	189,221	141,834
Series 2012-C8 AS 3.424%, 10/15/45§	400,000	404,144
Series 2012-C8 C 4.624%, 10/15/45 (l)§	405,000	396,318
Series 2012-LC9 E 4.363%, 12/15/47 (l)§	455,400	399,835
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21 A5 3.775%, 8/15/47	510,000	534,541
Series 2014-C22 XA 0.823%, 9/15/47 IO (l)	6,545,361	117,355
Series 2015-C31 A3 3.801%, 8/15/48	328,580	346,800
LSTAR Commercial Mortgage Trust,
Series 2016-4 A2 2.579%, 3/10/49§	231,547	233,998
MF1 Multifamily Housing Mortgage Loan Trust,
Series 2021-FL5 A 1.014%, 7/15/36 (l)§	764,029	762,045
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22 A4 3.306%, 4/15/48	400,000	418,626
Series 2015-C27 ASB 3.557%, 12/15/47	614,579	638,155
Morgan Stanley Capital I Trust,
Series 2015-XLF2 SNMA 2.060%, 11/15/26 (l)§	107,051	76,006
Series 2021-230P A 1.279%, 12/15/23 (l)§	800,000	799,517
Natixis Commercial Mortgage Securities Trust,
Series 2019-MILE A 1.610%, 7/15/36 (l)§	170,000	169,880
NYO Commercial Mortgage Trust,
Series 2021-1290 A 1.205%, 11/15/38 (l)§	800,000	794,650
PFP Ltd.,
Series 2021-8 A 1.109%, 8/9/37 (l)§	800,000	797,038
Ready Capital Mortgage Financing LLC,
Series 2021-FL7 A 1.280%, 11/25/36 (l)§	799,957	799,478
SFO Commercial Mortgage Trust,
Series 2021-555 A 1.260%, 5/15/38 (l)§	800,000	799,511

See Notes to Financial Statements.

1378

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
UBS Commercial Mortgage Trust,
Series 2018-C10 A4 4.313%, 5/15/51		$400,000	$448,402
Series 2018-C8 A4 3.983%, 2/15/51		335,000	369,821
Series 2018-C9 A4 4.117%, 3/15/51 (l)		510,000	563,253
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4 A5 2.850%, 12/10/45		465,583	468,696
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS6 C 4.392%, 11/15/49 (l)		275,000	287,702
WFRBS Commercial Mortgage Trust,
Series 2014-C24 AS 3.931%, 11/15/47		65,800	68,412
Series 2014-C25 A5 3.631%, 11/15/47		400,000	420,921

Total Commercial Mortgage-Backed Securities			32,208,073

Corporate Bonds (11.4%)
Communication Services (0.8%)
Diversified Telecommunication Services (0.3%)
AT&T, Inc.
4.350%, 3/1/29		800,000	899,882
2.250%, 2/1/32		700,000	675,270
4.500%, 5/15/35		700,000	807,471
4.300%, 12/15/42		150,000	166,902
3.500%, 9/15/53		126,000	127,097
3.650%, 9/15/59		219,000	221,046
CCO Holdings LLC
5.500%, 5/1/26§		85,000	87,337
Level 3 Financing, Inc.
3.875%, 11/15/29§		700,000	712,250
Verizon Communications, Inc.
2.550%, 3/21/31		900,000	903,019

			4,600,274

Entertainment (0.1%)
Electronic Arts, Inc.
1.850%, 2/15/31		800,000	766,201
Globo Comunicacao e Participacoes SA
4.875%, 1/22/30§		251,000	243,753
Walt Disney Co. (The)
2.650%, 1/13/31		700,000	725,403

			1,735,357

Interactive Media & Services (0.1%)
Baidu, Inc.
1.625%, 2/23/27		249,000	241,918
3.425%, 4/7/30		230,000	241,551
Tencent Holdings Ltd.
1.810%, 1/26/26§		226,000	225,124
3.240%, 6/3/50§		226,000	213,330
Weibo Corp.
3.375%, 7/8/30		577,000	569,175

			1,491,098

Media (0.2%)
Charter Communications Operating LLC
4.464%, 7/23/22		800,000	811,216
2.250%, 1/15/29		800,000	776,000
5.125%, 7/1/49		82,000	94,553
4.800%, 3/1/50		54,000	60,322
CSC Holdings LLC
5.375%, 2/1/28§		500,000	518,125
Discovery Communications LLC
5.200%, 9/20/47		81,000	99,677
5.300%, 5/15/49		38,000	47,586
4.650%, 5/15/50		28,000	32,625
Fox Corp.
4.709%, 1/25/29		113,000	129,171
5.576%, 1/25/49		190,000	257,283
Interpublic Group of Cos., Inc. (The)
4.650%, 10/1/28		84,000	96,192
Time Warner Cable LLC
4.500%, 9/15/42		290,000	313,813

			3,236,563

Wireless Telecommunication Services (0.1%)
T-Mobile USA, Inc.
3.400%, 10/15/52§		800,000	794,632

Total Communication Services			11,857,924

Consumer Discretionary (0.9%)
Auto Components (0.0%)
Clarios Global LP
4.375%, 5/15/26§	EUR	175,000	204,095

Automobiles (0.4%)
Daimler Finance North America LLC
2.550%, 8/15/22§		$1,000,000	1,010,678
Ford Credit Canada Co.
(CDOR03 + 3.03%), 3.485%, 1/10/22 (k)	CAD	1,000,000	786,593
General Motors Co. 6.125%, 10/1/25		$51,000	58,564
Hyundai Capital America
1.150%, 11/10/22§		800,000	801,538
1.650%, 9/17/26§		800,000	783,669
Nissan Motor Acceptance Co. LLC
2.750%, 3/9/28§		800,000	797,547
Nissan Motor Co. Ltd.
3.522%, 9/17/25§		600,000	628,341
3.201%, 9/17/28 (m)	EUR	600,000	759,819
4.810%, 9/17/30§		$800,000	893,891

			6,520,640

Hotels, Restaurants & Leisure (0.3%)
Booking Holdings, Inc.
4.625%, 4/13/30		382,000	444,978
Choice Hotels International, Inc.
3.700%, 12/1/29		900,000	951,799
Expedia Group, Inc.
6.250%, 5/1/25§		700,000	792,374
4.625%, 8/1/27		174,000	193,910

See Notes to Financial Statements.

1379

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Las Vegas Sands Corp.
3.200%, 8/8/24	$800,000	$814,388
3.500%, 8/18/26	600,000	611,722
3.900%, 8/8/29 (x)	381,000	383,716

		4,192,887

Household Durables (0.0%)
M.D.C. Holdings, Inc.
6.000%, 1/15/43	162,000	204,525

Internet & Direct Marketing Retail (0.1%)
Alibaba Group Holding Ltd.
2.125%, 2/9/31 (x)	496,000	479,210
Prosus NV
3.680%, 1/21/30§	230,000	236,656
4.027%, 8/3/50§	215,000	204,720

		920,586

Specialty Retail (0.1%)
Advance Auto Parts, Inc.
3.900%, 4/15/30	367,000	401,153
Lowe’s Cos., Inc.
3.650%, 4/5/29	126,000	138,157
Ross Stores, Inc.
4.700%, 4/15/27	355,000	401,409

		940,719

Total Consumer Discretionary		12,983,452

Consumer Staples (0.3%)
Beverages (0.1%)
Anheuser-Busch InBev Worldwide, Inc.
4.500%, 6/1/50	800,000	983,546
Bacardi Ltd.
4.450%, 5/15/25§	800,000	866,860

		1,850,406

Food & Staples Retailing (0.0%)
Albertsons Cos., Inc.
3.500%, 2/15/23 (x)§	298,000	302,843
Cencosud SA
5.150%, 2/12/25 (m)	297,000	320,166

		623,009

Food Products (0.1%)
BRF GmbH
4.350%, 9/29/26 (m)	224,000	226,142
Danone SA
2.589%, 11/2/23§	900,000	922,418

		1,148,560

Household Products (0.0%)
Kimberly-Clark de Mexico SAB de CV
2.431%, 7/1/31§	304,000	301,625
Spectrum Brands, Inc.
5.750%, 7/15/25	14,000	14,298

		315,923

Tobacco (0.1%)
Altria Group, Inc.
4.800%, 2/14/29	59,000	66,524
3.400%, 5/6/30	310,000	318,219
BAT Capital Corp.
2.259%, 3/25/28	469,000	456,581
2.726%, 3/25/31	183,000	177,412

		1,018,736

Total Consumer Staples		4,956,634

Energy (0.7%)
Energy Equipment & Services (0.0%)
Odebrecht Drilling Norbe VIII/IX Ltd.
7.350%, 12/1/26 PIK (m)	247,260	133,379
7.350%, 12/1/26 PIK§	617	333
Odebrecht Offshore Drilling Finance Ltd.
6.720%, 12/1/22 (m)	38,232	37,467
7.720%, 12/1/26 PIK (m)	748,536	137,812
Odebrecht Oil & Gas Finance Ltd.
(Zero Coupon), 1/31/22 (y)§	207,137	1,550
Transocean Poseidon Ltd.
6.875%, 2/1/27§	106,000	102,290

		412,831

Oil, Gas & Consumable Fuels (0.7%)
Azure Power Energy Ltd.
3.575%, 8/19/26§	800,000	806,750
BP Capital Markets America, Inc.
2.939%, 6/4/51	518,000	498,673
Cenovus Energy, Inc.
4.250%, 4/15/27	225,000	245,193
4.400%, 4/15/29	511,000	564,633
Chevron USA, Inc.
3.850%, 1/15/28	307,000	341,266
Continental Resources, Inc.
5.750%, 1/15/31§	868,000	1,018,780
2.875%, 4/1/32§	229,000	222,975
Devon Energy Corp.
5.600%, 7/15/41	210,000	263,896
Enbridge Energy Partners LP
7.375%, 10/15/45	282,000	442,534
Energy Transfer LP
4.250%, 3/15/23	240,000	245,100
4.750%, 1/15/26	325,000	354,198
6.250%, 4/15/49	112,000	146,152
Eni SpA
4.250%, 5/9/29§	325,000	365,194
Marathon Petroleum Corp.
5.125%, 12/15/26	229,000	260,077
6.500%, 3/1/41	72,000	98,776
Midwest Connector Capital Co. LLC
3.625%, 4/1/22§	900,000	904,499
Occidental Petroleum Corp.
6.950%, 7/1/24	400,000	443,532
Oleoducto Central SA
4.000%, 7/14/27§	460,000	457,355
ONEOK Partners LP
6.125%, 2/1/41	18,000	22,793

See Notes to Financial Statements.

1380

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
ONEOK, Inc.
4.350%, 3/15/29		$208,000	$228,253
6.350%, 1/15/31		44,000	55,159
Petroleos Mexicanos
6.750%, 9/21/47		150,000	132,375
Plains All American Pipeline LP
4.500%, 12/15/26		106,000	116,289
3.550%, 12/15/29		163,000	169,488
Rio Oil Finance Trust
Series 2014-1 9.250%, 7/6/24 (m)		191,620	206,446
9.250%, 7/6/24§		191,619	206,446
Suncor Energy, Inc. 6.800%, 5/15/38		239,000	334,842
Tengizchevroil Finance Co. International Ltd.
3.250%, 8/15/30§		230,000	229,609
TransCanada PipeLines Ltd. 6.100%, 6/1/40		379,000	519,544
Williams Cos., Inc. (The) 3.500%, 11/15/30		143,000	152,443

			10,053,270

Total Energy			10,466,101

Financials (4.0%)
Banks (2.1%)
Banco de Credito del Peru
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.125%, 7/1/30 (k)§		268,000	264,784
Banco Espirito Santo SA 4.000%, 1/21/19 (h)(m)	EUR	1,700,000	280,640
Banco Santander SA 3.490%, 5/28/30		$200,000	211,664
Bangkok Bank PCL
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.15%), 3.466%, 9/23/36 (k)§		800,000	798,784
Bank of America Corp.
(ICE LIBOR USD 3 Month + 1.00%), 1.124%, 4/24/23 (k)		600,000	601,431
(SOFR + 0.65%), 1.530%, 12/6/25 (k)		800,000	801,903
(SOFR + 1.32%), 2.687%, 4/22/32 (k)		290,000	293,654
(SOFR + 1.22%), 2.299%, 7/21/32 (k)		201,000	197,375
Series DD
(ICE LIBOR USD 3 Month + 4.55%), 6.300%, 3/10/26 (k)(y)		83,000	93,690
Series N
(SOFR + 0.91%), 1.658%, 3/11/27 (k)		800,000	793,596
Series Z
(ICE LIBOR USD 3 Month + 4.17%), 6.500%, 10/23/24 (k)(x)(y)		129,000	140,777
Barclays Bank plc 7.625%, 11/21/22		220,000	232,320
(ICE LIBOR USD 6 Month + 1.73%), 6.860%, 6/15/32 (k)(y)§		51,000	68,850
Barclays plc 3.684%, 1/10/23		600,000	600,268
(ICE LIBOR USD 3 Month + 1.43%), 1.586%, 2/15/23 (k)		700,000	700,813
(ICE LIBOR USD 3 Month + 1.40%), 4.610%, 2/15/23 (k)		900,000	903,788
(BPISDS01 + 1.60%), 2.375%, 10/6/23 (k)(m)	GBP	400,000	546,576
(ICE LIBOR USD 3 Month + 1.36%), 4.338%, 5/16/24 (k)		$200,000	208,132
3.250%, 2/12/27 (m)	GBP	500,000	714,274
BNP Paribas SA
(SOFR + 1.61%), 1.904%, 9/30/28 (k)§		$800,000	780,205
(SOFR + 1.39%), 2.871%, 4/19/32 (k)§		326,000	330,064
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 4.07%), 5.950%, 1/30/23 (k)(y)		115,000	118,939
(ICE LIBOR USD 3 Month + 1.19%), 4.075%, 4/23/29 (k)		227,000	250,111
(ICE LIBOR USD 3 Month + 1.34%), 3.980%, 3/20/30 (k)		155,000	171,034
Series W
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.000%, 12/10/25 (k)(y)		139,000	139,695
Citizens Financial Group, Inc. 4.300%, 12/3/25		452,000	491,406
Corp. Financiera de Desarrollo SA 2.400%, 9/28/27§		470,000	456,928
Credit Agricole SA 3.750%, 4/24/23§		800,000	830,668
Credit Suisse Group Funding Guernsey Ltd. 3.800%, 9/15/22		800,000	817,938
Danske Bank A/S 5.375%, 1/12/24§		800,000	861,704
Discover Bank 4.200%, 8/8/23		800,000	838,797
(USD Swap Semi 5 Year + 1.73%), 4.682%, 8/9/28 (k)		250,000	260,911
Fifth Third Bancorp
Series L
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.22%), 4.500%, 9/30/25 (k)(y)		86,000	90,730

See Notes to Financial Statements.

1381

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
HSBC Holdings plc
(USD ICE Swap Rate 5 Year + 4.37%), 6.375%, 3/30/25 (k)(y)		$447,000	$483,319
(ICE LIBOR USD 3 Month + 1.53%), 4.583%, 6/19/29 (k)		200,000	223,971
ING Groep NV
(USD ICE Swap Rate 5 Year + 5.12%), 6.875%, 4/16/22 (k)(m)(y)		200,000	203,000
JPMorgan Chase & Co.
(SOFR + 1.89%), 2.182%, 6/1/28 (k)		900,000	904,299
(SOFR + 1.25%), 2.580%, 4/22/32 (k)		408,000	411,301
Series I
(ICE LIBOR USD 3 Month + 3.47%), 3.599%, 4/30/22 (k)(y)		138,000	138,046
Series V
(ICE LIBOR USD 3 Month + 3.32%), 3.451%, 4/1/22 (k)(y)		369,000	368,077
Series Z
(ICE LIBOR USD 3 Month + 3.80%), 3.932%, 2/1/22 (k)(y)		118,000	118,148
Lloyds Banking Group plc
(ASX Australia Bank Bill Short Term Rates 3 Month Mid + 1.40%), 1.458%, 3/7/25 (k)	AUD	1,100,000	814,561
4.000%, 3/7/25		1,300,000	1,000,199
Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.74%), 0.913%, 3/2/23 (k)		$800,000	803,674
Mizuho Financial Group, Inc.
(SOFR + 1.25%), 1.241%, 7/10/24 (k)		700,000	701,143
(ICE LIBOR USD 3 Month + 1.00%), 3.922%, 9/11/24 (k)		900,000	940,392
(ICE LIBOR USD 3 Month + 0.83%), 2.226%, 5/25/26 (k)		339,000	343,643
NatWest Group plc 3.875%, 9/12/23		800,000	834,310
Nordea Kredit Realkreditaktieselskab 1.500%, 10/1/53	DKK	1,700,000	251,323
Santander Holdings USA, Inc. 4.400%, 7/13/27		$137,000	149,801
Societe Generale SA 4.250%, 9/14/23§		800,000	840,213
Standard Chartered plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.991%, 1/12/25 (k)§		800,000	791,020
(SOFR + 0.93%), 0.980%, 11/23/25 (k)§		700,000	700,200
(ICE LIBOR USD 3 Month + 1.51%), 1.639%, 1/30/27 (k)(y)§		200,000	192,306
Sumitomo Mitsui Financial Group, Inc.
2.448%, 9/27/24		1,000,000	1,026,654
1.474%, 7/8/25		700,000	695,926
Truist Financial Corp.
Series Q
(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.100%, 3/1/30 (k)(y)		286,000	318,890
UniCredit SpA 7.830%, 12/4/23§		1,600,000	1,781,186
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.127%, 6/3/32 (k)§		200,000	197,089
US Bancorp
Series J
(ICE LIBOR USD 3 Month + 2.91%), 5.300%, 4/15/27 (k)(y)		171,000	184,252
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 1.23%), 1.359%, 10/31/23 (k)		1,500,000	1,511,288
(SOFR + 2.00%), 2.188%, 4/30/26 (k)		156,000	158,809
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)		90,000	96,630
Series BB
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.900%, 3/15/26 (k)(y)		114,000	116,280

			32,192,399

Capital Markets (1.0%)
Bank of New York Mellon Corp. (The)
Series G
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.36%), 4.700%, 9/20/25 (k)(y)		69,000	73,830
Carlyle Finance Subsidiary LLC 3.500%, 9/19/29§		800,000	852,553
Charles Schwab Corp. (The)
Series G
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.375%, 6/1/25 (k)(y)		150,000	163,200
Series I
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.000%, 6/1/26 (k)(y)		326,000	332,520

See Notes to Financial Statements.

1382

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Credit Suisse Group AG
(USD Swap Semi 5 Year + 4.60%), 7.500%, 7/17/23 (k)(y)§		$200,000	$210,750
(ICE LIBOR USD 3 Month + 1.20%), 2.997%, 12/14/23 (k)§		900,000	914,711
(ICE LIBOR USD 3 Month + 1.24%), 4.207%, 6/12/24 (k)§		1,000,000	1,040,348
(SOFR + 3.73%), 4.194%, 4/1/31 (k)§		254,000	279,536
(SOFR + 1.73%), 3.091%, 5/14/32 (k)§		310,000	315,123
Deutsche Bank AG 3.300%, 11/16/22		1,100,000	1,122,770
3.950%, 2/27/23		1,000,000	1,032,161
(SOFR + 2.58%), 3.961%, 11/26/25 (k)		2,020,000	2,137,510
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.75%), 1.886%, 10/28/27 (k)		700,000	734,470
(SOFR + 1.28%), 2.615%, 4/22/32 (k)		326,000	327,254
(SOFR + 1.25%), 2.383%, 7/21/32 (k)		109,000	107,380
Series P
(ICE LIBOR USD 3 Month + 2.87%), 5.000%, 11/10/22 (k)(y)		81,000	80,798
Moody’s Corp. 4.250%, 2/1/29		187,000	210,946
Morgan Stanley 3.125%, 7/27/26		800,000	846,671
(ICE LIBOR USD 3 Month + 1.14%), 3.772%, 1/24/29 (k)		373,000	405,005
Series H
(ICE LIBOR USD 3 Month + 3.61%), 3.734%, 1/18/22 (k)(y)		35,000	35,000
Owl Rock Capital Corp. 2.875%, 6/11/28		800,000	781,600
Stifel Financial Corp. 4.000%, 5/15/30		900,000	989,702
UBS AG 7.625%, 8/17/22		960,000	999,600
UBS Group AG
(USD Swap Semi 5 Year + 4.87%), 7.000%, 2/19/25 (k)(m)(y)		200,000	222,500

			14,215,938

Consumer Finance (0.5%)
AerCap Ireland Capital DAC 3.300%, 1/30/32		408,000	414,598
AGFC Capital Trust I
(ICE LIBOR USD 3 Month + 1.75%), 1.874%, 1/15/67 (k)§		1,070,000	608,292
Ally Financial, Inc. 2.200%, 11/2/28		800,000	794,964
CDBL Funding 1 3.500%, 10/24/27 (m)		250,000	260,075
Ford Motor Credit Co. LLC 5.584%, 3/18/24		700,000	751,625
5.125%, 6/16/25		900,000	978,750
3.250%, 9/15/25	EUR	600,000	732,256
General Motors Financial Co., Inc. 3.550%, 7/8/22		$800,000	811,603
4.300%, 7/13/25		70,000	75,339
5.250%, 3/1/26		47,000	52,757
Harley-Davidson Financial Services, Inc. 3.350%, 6/8/25§		453,000	474,518
LeasePlan Corp. NV 2.875%, 10/24/24§		800,000	825,480
Synchrony Financial 4.500%, 7/23/25		185,000	199,972
2.875%, 10/28/31		216,000	214,113

			7,194,342

Diversified Financial Services (0.1%)
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Class A
Series 2012-1 A 5.125%, 11/30/22§		83,699	83,692
NTT Finance Corp. 1.162%, 4/3/26§		1,000,000	980,138
Private Export Funding Corp. Series II 2.050%, 11/15/22		79,000	80,215
Voya Financial, Inc.
(ICE LIBOR USD 3 Month + 3.58%), 5.650%, 5/15/53 (k)		91,000	94,180

			1,238,225

Insurance (0.2%)
Alleghany Corp. 3.625%, 5/15/30		328,000	355,751
MetLife Capital Trust IV 7.875%, 12/15/37§		192,000	260,640
Nationwide Mutual Insurance Co. 9.375%, 8/15/39§		100,000	173,747
Principal Life Global Funding II 1.250%, 8/16/26§		800,000	780,506
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 4.18%), 5.875%, 9/15/42 (k)		380,000	387,192
Sitka Holdings LLC
(ICE LIBOR USD 3 Month + 4.50%, 5.25% Floor), 5.250%, 7/6/26 (k)§		900,000	918,000
Swiss Re Finance Luxembourg SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.000%, 4/2/49 (k)(m)		200,000	223,955

			3,099,791

See Notes to Financial Statements.

1383

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Thrifts & Mortgage Finance (0.1%)
Jyske Realkredit A/S
Series cce 1.500%, 10/1/53	DKK	1,800,000	$269,499
Series CCE 1.500%, 10/1/53		1,900,000	280,569
Nationwide Building Society
(ICE LIBOR USD 3 Month + 1.06%), 3.766%, 3/8/24 (k)§		$1,000,000	1,029,378

			1,579,446

Total Financials			59,520,141

Health Care (0.3%)
Biotechnology (0.1%)
AbbVie, Inc. 2.950%, 11/21/26		800,000	841,750

Health Care Providers & Services (0.1%)
Anthem, Inc. 2.550%, 3/15/31		800,000	816,219
Centene Corp. 2.625%, 8/1/31		140,000	137,428
Cigna Corp. 4.375%, 10/15/28		165,000	187,536
CVS Health Corp. 4.300%, 3/25/28		12,000	13,471
2.125%, 9/15/31		800,000	779,635
HCA, Inc. 5.250%, 6/15/26		47,000	52,859
Ochsner LSU Health System of North Louisiana
Series 2021 2.510%, 5/15/31		240,000	234,143

			2,221,291

Pharmaceuticals (0.1%)
Bayer US Finance II LLC 3.875%, 12/15/23§		400,000	418,291
4.250%, 12/15/25§		1,000,000	1,083,337

			1,501,628

Total Health Care			4,564,669

Industrials (1.0%)
Aerospace & Defense (0.3%)
Boeing Co. (The) 1.950%, 2/1/24		700,000	708,031
1.433%, 2/4/24		800,000	798,624
2.750%, 2/1/26		900,000	926,192
Embraer Netherlands Finance BV 5.400%, 2/1/27		240,000	250,050
Huntington Ingalls Industries, Inc. 2.043%, 8/16/28§		800,000	777,632
Raytheon Technologies Corp. 4.125%, 11/16/28		363,000	405,621
Textron, Inc. 3.875%, 3/1/25		100,000	106,563

			3,972,713

Airlines (0.1%)
American Airlines Pass-Through Trust, Class A
Series 2021-1 A 2.875%, 7/11/34		800,000	773,593

Building Products (0.1%)
CRH America Finance, Inc. 4.500%, 4/4/48§		1,000,000	1,222,041
Masco Corp. 1.500%, 2/15/28		800,000	772,998

			1,995,039

Commercial Services & Supplies (0.0%)
Rockefeller Foundation (The)
Series 2020 2.492%, 10/1/50		700,000	705,383

Industrial Conglomerates (0.0%)
Alfa SAB de CV 5.250%, 3/25/24§		235,000	248,409
CITIC Ltd. 2.850%, 2/25/30 (m)		250,000	254,344

			502,753

Machinery (0.2%)
Daimler Trucks Finance North America LLC
(SOFR + 0.50%), 0.549%, 6/14/23 (k)§		800,000	800,000
2.000%, 12/14/26§		800,000	803,949
Flowserve Corp. 2.800%, 1/15/32		202,000	196,333
Komatsu Finance America, Inc. 2.437%, 9/11/22 (m)		1,000,000	1,008,612
Parker-Hannifin Corp. 3.250%, 6/14/29		121,000	127,777
Westinghouse Air Brake Technologies Corp. 4.400%, 3/15/24 (e)		185,000	195,767

			3,132,438

Professional Services (0.0%)
IHS Markit Ltd. 4.750%, 8/1/28		16,000	18,490
4.250%, 5/1/29		71,000	80,914

			99,404

Road & Rail (0.1%)
ENA Master Trust 4.000%, 5/19/48§		206,000	206,940
Lima Metro Line 2 Finance Ltd. 4.350%, 4/5/36§		195,213	207,474
Penske Truck Leasing Co. LP 4.875%, 7/11/22§		750,000	764,892

			1,179,306

Trading Companies & Distributors (0.1%)
Air Lease Corp. 2.875%, 1/15/26		30,000	30,833
3.625%, 4/1/27		16,000	16,918
2.100%, 9/1/28		16,000	15,406
4.625%, 10/1/28		178,000	196,848

See Notes to Financial Statements.

1384

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Aircastle Ltd. 4.250%, 6/15/26	$9,000	$9,640
2.850%, 1/26/28§	298,000	298,582
Aviation Capital Group LLC 4.375%, 1/30/24§	88,000	92,347
5.500%, 12/15/24§	255,000	278,925
1.950%, 1/30/26§	192,000	187,147
1.950%, 9/20/26§	62,000	60,260
3.500%, 11/1/27§	38,000	39,134
Mitsubishi Corp. 2.625%, 7/14/22 (m)	800,000	807,537

		2,033,577

Transportation Infrastructure (0.1%)
Transurban Finance Co. Pty. Ltd. 2.450%, 3/16/31§	900,000	895,719

Total Industrials		15,289,925

Information Technology (0.7%)
Electronic Equipment, Instruments & Components (0.1%)
Arrow Electronics, Inc. 3.500%, 4/1/22	800,000	801,321

IT Services (0.1%)
CGI, Inc. 1.450%, 9/14/26§	800,000	781,498
Fiserv, Inc. 3.500%, 7/1/29	409,000	439,371
Global Payments, Inc. 3.200%, 8/15/29	136,000	141,363
Kyndryl Holdings, Inc. 2.050%, 10/15/26§	411,000	399,483

		1,761,715

Semiconductors & Semiconductor Equipment (0.4%)
Broadcom, Inc. 4.110%, 9/15/28	855,000	937,670
4.150%, 11/15/30	284,000	314,356
2.450%, 2/15/31§	800,000	780,976
3.419%, 4/15/33§	700,000	730,849
3.469%, 4/15/34§	769,000	800,755
3.137%, 11/15/35§	578,000	584,882
3.187%, 11/15/36§	356,000	356,392
KLA Corp. 4.100%, 3/15/29	58,000	65,713
Micron Technology, Inc. 4.975%, 2/6/26	700,000	780,702
4.185%, 2/15/27	223,000	244,542
NXP BV 5.550%, 12/1/28§	131,000	156,979
3.400%, 5/1/30§	141,000	150,147
SK Hynix, Inc. 2.375%, 1/19/31§	323,000	311,049

		6,215,012

Software (0.0%)
Infor, Inc. 1.750%, 7/15/25§	119,000	118,442
Oracle Corp. 2.875%, 3/25/31	242,000	242,894
3.950%, 3/25/51	284,000	294,070

		655,406

Technology Hardware, Storage & Peripherals (0.1%)
Dell International LLC 5.450%, 6/15/23	214,000	226,482
5.850%, 7/15/25	600,000	681,253
6.020%, 6/15/26	190,000	222,285
Seagate HDD Cayman 4.125%, 1/15/31	700,000	727,846
Western Digital Corp. 2.850%, 2/1/29	51,000	51,483

		1,909,349

Total Information Technology		11,342,803

Materials (0.3%)
Chemicals (0.1%)
Alpek SAB de CV 4.250%, 9/18/29§	200,000	212,412
LYB International Finance BV 4.000%, 7/15/23	195,000	203,583
Syngenta Finance NV 4.441%, 4/24/23§	700,000	723,625

		1,139,620

Construction Materials (0.0%)
Inversiones CMPC SA 4.375%, 5/15/23 (m)	205,000	211,060
4.375%, 4/4/27 (m)	201,000	220,447

		431,507

Containers & Packaging (0.1%)
Berry Global, Inc. 1.570%, 1/15/26	800,000	782,816
WRKCo., Inc. 4.000%, 3/15/28	280,000	308,313

		1,091,129

Metals & Mining (0.1%)
GUSAP III LP 4.250%, 1/21/30§	250,000	264,891
Indonesia Asahan Aluminium Persero PT 4.750%, 5/15/25§	299,000	317,687
Industrias Penoles SAB de CV 4.750%, 8/6/50§	310,000	338,733
Yamana Gold, Inc. 2.630%, 8/15/31§	293,000	282,617

		1,203,928

Paper & Forest Products (0.0%)
Suzano Austria GmbH 2.500%, 9/15/28	388,000	374,299
3.750%, 1/15/31	61,000	61,907

		436,206

Total Materials		4,302,390

Real Estate (1.4%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
American Tower Corp. (REIT) 3.375%, 5/15/24	1,000,000	1,043,012
AvalonBay Communities, Inc. (REIT) 2.300%, 3/1/30	900,000	911,873

See Notes to Financial Statements.

1385

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Boston Properties LP (REIT) 3.400%, 6/21/29		$800,000	$849,551
Brixmor Operating Partnership LP (REIT) 3.900%, 3/15/27		800,000	860,385
Corporate Office Properties LP (REIT) 2.250%, 3/15/26		700,000	708,591
Crown Castle International Corp. (REIT) 3.700%, 6/15/26		800,000	856,998
Digital Realty Trust LP (REIT) 3.600%, 7/1/29		256,000	277,946
EPR Properties (REIT) 4.500%, 4/1/25		800,000	852,082
3.600%, 11/15/31		800,000	794,832
Equinix, Inc. (REIT) 2.500%, 5/15/31		800,000	796,146
Essex Portfolio LP (REIT) 2.550%, 6/15/31		800,000	803,406
GLP Capital LP (REIT) 5.250%, 6/1/25		600,000	657,151
3.250%, 1/15/32		200,000	201,078
Healthcare Trust of America Holdings LP (REIT) 3.500%, 8/1/26		800,000	852,638
Host Hotels & Resorts LP (REIT)
Series E 4.000%, 6/15/25		171,000	181,500
Series I 3.500%, 9/15/30		54,000	55,360
Series J 2.900%, 12/15/31		93,000	89,649
Kilroy Realty LP (REIT) 4.375%, 10/1/25		1,700,000	1,846,416
Mid-America Apartments LP (REIT) 3.600%, 6/1/27		800,000	864,975
National Retail Properties, Inc. (REIT) 2.500%, 4/15/30		900,000	910,616
Omega Healthcare Investors, Inc. (REIT) 3.375%, 2/1/31		800,000	805,300
Realty Income Corp. (REIT) 4.625%, 11/1/25		800,000	887,123
Scentre Group Trust 1 (REIT) 4.375%, 5/28/30 (x)§		900,000	1,028,353
Spirit Realty LP (REIT) 3.400%, 1/15/30		800,000	842,064
Vornado Realty LP (REIT) 3.400%, 6/1/31		330,000	339,490
Welltower, Inc. (REIT) 2.750%, 1/15/31		700,000	715,507

			19,032,042

Real Estate Management & Development (0.1%)
CPI Property Group SA 2.125%, 10/4/24 (m)	EUR	700,000	828,230
Tesco Property Finance 5 plc 5.661%, 10/13/41 (m)	GBP	487,950	849,767

			1,677,997

Total Real Estate			20,710,039

Utilities (1.0%)
Electric Utilities (0.7%)
Appalachian Power Co.
Series AA 2.700%, 4/1/31		$800,000	815,530
Avangrid, Inc. 3.800%, 6/1/29		900,000	983,170
Chile Electricity PEC SpA
(Zero Coupon), 1/25/28§		490,000	397,298
Comision Federal de Electricidad 3.348%, 2/9/31 (x)§		258,000	252,969
Duke Energy Carolinas NC Storm Funding LLC
Series A-2 2.617%, 7/1/41		154,000	156,623
Edison International 3.550%, 11/15/24		600,000	628,400
Enel Finance International NV 2.250%, 7/12/31§		800,000	774,669
Entergy Corp. 1.900%, 6/15/28		371,000	363,420
Greenko Power II Ltd. 4.300%, 12/13/28§		700,000	712,250
IPALCO Enterprises, Inc. 4.250%, 5/1/30		700,000	767,173
Pacific Gas and Electric Co. 1.700%, 11/15/23		800,000	800,157
3.500%, 6/15/25		700,000	723,834
3.150%, 1/1/26		600,000	612,252
2.950%, 3/1/26		600,000	609,367
Southern California Edison Co.
(SOFR + 0.47%), 0.520%, 12/2/22 (k)		800,000	800,731
Southern Co. (The)
Series 2021
(SOFR + 0.37%), 0.420%, 5/10/23 (k)		800,000	798,142
Terraform Global Operating LLC 6.125%, 3/1/26§		26,000	26,554

			10,222,539

Gas Utilities (0.2%)
CenterPoint Energy Resources Corp.
(ICE LIBOR USD 3 Month + 0.50%), 0.673%, 3/2/23 (k)		900,000	899,437
National Fuel Gas Co. 2.950%, 3/1/31		1,000,000	1,005,314
SGSP Australia Assets Pty. Ltd. 3.300%, 4/9/23 (e)(m)		1,000,000	1,026,990

			2,931,741

Multi-Utilities (0.1%)
Berkshire Hathaway Energy Co. 6.125%, 4/1/36		229,000	312,459
Dominion Energy, Inc.
Series C 2.250%, 8/15/31		800,000	781,784
San Diego Gas & Electric Co.
Series VVV 1.700%, 10/1/30		800,000	767,225
WEC Energy Group, Inc. 1.375%, 10/15/27		700,000	674,063

			2,535,531

See Notes to Financial Statements.

1386

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Water Utilities (0.0%)
American Water Capital Corp. 3.450%, 6/1/29		$72,000	$77,694

Total Utilities			15,767,505

Total Corporate Bonds			171,761,583

Foreign Government Securities (0.6%)
Argentine Republic
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.00%), 36.165%, 4/3/22 (k)(r)	ARS	150,000	728
Canada Government Bond 0.500%, 12/1/50 TIPS	CAD	310,087	288,877
Dominican Republic Government Bond
4.875%, 9/23/32§		$276,000	280,450
Japan Bank for International Cooperation
2.375%, 7/21/22		800,000	808,400
Japan International Cooperation Agency
2.750%, 4/27/27		900,000	949,311
Provincia de Buenos Aires
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.75%), 38.000%, 4/12/25 (k)(m)(r)	ARS	240,000	1,159
Republic of Colombia 3.125%, 4/15/31		$235,000	211,691
Republic of Panama 9.375%, 4/1/29		190,000	272,781
Republic of Peru 8.200%, 8/12/26 (m)	PEN	2,000,000	571,851
6.350%, 8/12/28 (m)		2,000,000	524,424
6.950%, 8/12/31 (m)		1,000,000	268,859
State of Qatar 4.500%, 4/23/28§		$900,000	1,032,019
5.103%, 4/23/48§		800,000	1,081,000
Tokyo Metropolitan Government 2.500%, 6/8/22§		1,400,000	1,412,237
United Arab Emirates Government Bond
2.125%, 9/30/24§		425,000	435,200

Total Foreign Government Securities			8,138,987

Loan Participation (0.1%)
Financials (0.1%)
Consumer Finance (0.1%)
Delos Finance Sarl, New Term Loan
(ICE LIBOR USD 3 Month + 1.75%), 1.974%, 10/6/23 (k)		2,100,000	2,099,015

Total Financials			2,099,015

Total Loan Participation			2,099,015

Mortgage-Backed Securities (4.6%)
FHLMC 2.370%, 11/1/31 (l)		1,766	1,843
5.500%, 1/1/35		32,614	36,988
5.500%, 7/1/35		26,503	29,900
4.000%, 7/1/44		189,606	205,388
4.000%, 2/1/46		282,282	305,940
4.500%, 10/1/48		189,227	205,537
4.500%, 11/1/48		335,371	364,278
5.000%, 11/1/48		117,206	128,555
FHLMC UMBS 3.500%, 9/1/49		386,093	412,947
3.500%, 10/1/49		368,546	392,850
3.500%, 11/1/49		153,656	163,479
3.500%, 1/1/50		548,689	590,452
FNMA 2.325%, 1/1/28 (l)		7,199	7,342
1.488%, 3/1/33 (l)		10,123	10,303
1.921%, 1/1/36 (l)		84,256	88,346
1.835%, 2/1/37 (l)		45,314	46,743
2.180%, 12/1/40 (l)		2,599	2,675
FNMA UMBS 9.000%, 8/1/26		231	249
2.500%, 5/1/30		6,826	7,073
2.500%, 8/1/31		257,500	267,055
2.500%, 11/1/31		413,944	429,304
2.500%, 12/1/31		135,707	140,785
2.500%, 1/1/32		459,991	477,204
2.500%, 2/1/32		18,902	19,610
5.500%, 4/1/33		31,091	34,949
5.500%, 7/1/33		30,391	34,143
5.500%, 4/1/34		16,219	18,275
5.500%, 5/1/34		11,718	13,204
5.500%, 11/1/34		47,508	53,726
5.500%, 2/1/35		174,424	196,909
4.500%, 8/1/35		4,964	5,429
5.000%, 10/1/35		13,581	15,147
5.000%, 7/1/36		14,127	15,742
5.000%, 12/1/39		35,440	39,678
4.000%, 12/1/40		122,308	132,503
4.500%, 3/1/41		12,857	14,097
4.500%, 7/1/41		1,639	1,797
3.500%, 2/1/42		75,277	81,195
3.500%, 11/1/42		829,186	894,372
3.500%, 1/1/43		136,729	147,478
3.500%, 4/1/43		488,666	527,125
4.000%, 10/1/43		485,647	526,019
3.000%, 5/1/45		41,361	43,443
3.000%, 8/1/45		404,429	424,782
3.500%, 3/1/48		858,227	917,717
3.500%, 5/1/48		652,019	696,961
4.500%, 9/1/48		475,841	516,648
3.500%, 10/1/49		401,401	427,312
3.500%, 11/1/49		300,072	319,349
3.500%, 1/1/50		498,942	533,956
FNMA/FHLMC UMBS, 30 Year, Single Family
2.000%, 1/25/52 TBA		30,810,000	30,752,231
2.500%, 1/25/52 TBA		4,783,000	4,885,386
3.500%, 1/25/52 TBA		249,000	262,267
2.500%, 2/25/52 TBA		10,400,000	10,596,219
3.000%, 2/25/52 TBA		3,200,000	3,311,750
3.500%, 3/25/52 TBA		6,751,000	7,091,187
GNMA 1.625%, 7/20/27 (l)		614	623
3.000%, 5/15/43		145,478	153,799
3.000%, 7/15/45		218,450	229,648
3.000%, 5/20/46		176,615	184,856
3.500%, 10/15/49		119,566	125,602

See Notes to Financial Statements.

1387

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
3.500%, 1/15/50	$28,595	$29,968
3.500%, 2/15/50	191,748	200,949

Total Mortgage-Backed Securities		68,791,287

Municipal Bonds (0.2%)
City Of Chicago General Obligation Bonds, Taxable Series 2015 B 7.750%, 1/1/42	100,000	113,870
City of Chicago Taxable General Obligation Bonds, Series 2008A 5.630%, 1/1/22	165,000	165,021
City of New York, General Obligation Bonds, Series D 1.923%, 8/1/31	205,000	200,808
Florida State Board of Administration Finance Corp. Revenue Bonds, Series 2020A 1.705%, 7/1/27	288,000	287,281
Port Authority of New York and New Jersey Consolidated Notes, Series AAA 1.086%, 7/1/23	180,000	180,959
Regents of the University of California Medical Center, Revenue Bonds, Series 2010H 5.235%, 5/15/22	955,000	971,974
State of Illinois, Sales Tax Corporation Second Lien Securitization Bonds, Taxable Series 2020B 3.007%, 1/1/33	800,000	819,948
The Regent of The University of California General Revenue Bonds 2021, Series BJ 3.071%, 5/15/51	335,000	337,820
Tobacco Settlement Finance Authority Taxable Tobacco Settlement, Series 2020 3.000%, 6/1/35	201,823	206,665

Total Municipal Bonds		3,284,346

U.S. Government Agency Securities (36.6%)
FFCB 2.550%, 3/1/22	4,370,000	4,387,184
1.750%, 7/1/22	8,000,000	8,060,470
0.125%, 11/23/22	6,000,000	5,985,193
0.450%, 7/24/23	25,000,000	24,934,738
0.375%, 1/15/25	5,124,000	5,026,065
FHLB 1.375%, 2/17/23	30,000,000	30,314,718
2.125%, 3/10/23	7,440,000	7,579,105
2.125%, 6/9/23	26,595,000	27,169,035
3.250%, 6/9/23	20,495,000	21,273,078
2.500%, 2/13/24	2,365,000	2,449,520
2.875%, 9/13/24	40,000,000	42,090,252
2.750%, 12/13/24	39,420,000	41,429,009
2.375%, 3/14/25	5,500,000	5,732,881
1.875%, 9/11/26	20,000,000	20,493,594
3.250%, 11/16/28	12,910,000	14,412,206
FHLMC 2.375%, 1/13/22	3,988,000	3,990,527
2.750%, 6/19/23	34,032,000	35,097,767
1.500%, 2/12/25	42,935,000	43,576,921
0.375%, 7/21/25	30,000,000	29,226,705
0.375%, 9/23/25	30,000,000	29,171,049
0.800%, 10/28/26	3,000,000	2,918,438
FNMA 0.250%, 7/10/23	25,000,000	24,861,540
2.875%, 9/12/23	42,290,000	43,852,125
2.500%, 2/5/24	3,545,000	3,670,011
1.625%, 1/7/25	30,000,000	30,550,548
1.875%, 9/24/26	25,816,000	26,530,814
Hashemite Kingdom of Jordan AID Bonds 2.578%, 6/30/22	7,191,000	7,257,290
Iraq Government AID Bonds 2.149%, 1/18/22	7,460,000	7,465,525

Total U.S. Government Agency Securities		549,506,308

U.S. Treasury Obligations (40.6%)
U.S. Treasury Bonds 6.125%, 11/15/27	4,347,000	5,522,223
5.375%, 2/15/31	973,300	1,302,290
4.250%, 5/15/39	200,000	274,646
4.375%, 11/15/39	200,000	278,719
4.625%, 2/15/40	200,000	287,011
1.375%, 11/15/40	10,200,000	9,277,919
1.875%, 2/15/41	4,800,000	4,743,500
1.750%, 8/15/41	2,576,500	2,492,817
3.750%, 8/15/41	94,000	122,689
2.000%, 11/15/41	422,500	427,253
3.000%, 5/15/42	1,010,500	1,196,155
3.625%, 8/15/43	627,300	814,510
3.750%, 11/15/43	421,000	557,299
3.625%, 2/15/44	1,055,000	1,374,137
3.375%, 5/15/44	800,000	1,006,487
3.125%, 8/15/44	4,689,100	5,691,828
3.000%, 11/15/44	483,700	576,530
3.000%, 5/15/45	400,000	478,094
2.875%, 8/15/45	2,700,000	3,168,026
3.000%, 5/15/47	5,900,000	7,149,434
3.000%, 2/15/48	1,500,000	1,828,711
2.875%, 5/15/49	4,200,000	5,051,604
1.250%, 5/15/50	1,200,000	1,016,938
1.375%, 8/15/50	5,000,000	4,371,724
1.625%, 11/15/50	538,300	500,386
1.875%, 2/15/51	1,507,800	1,488,717
2.000%, 8/15/51	1,368,200	1,391,581
U.S. Treasury Inflation Linked Notes 0.375%, 1/15/27 TIPS	3,098,539	3,408,056
0.125%, 1/15/31 TIPS	414,379	463,175
U.S. Treasury Notes 0.125%, 6/30/22	2,063,500	2,062,618
0.125%, 8/31/22	14,028,000	14,016,169

See Notes to Financial Statements.

1388

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
0.125%, 11/30/22		$6,483,100	$6,468,269
2.875%, 9/30/23		4,844,000	5,028,884
2.125%, 7/31/24#		10,000,000	10,317,692
2.125%, 9/30/24		4,700,000	4,853,586
2.125%, 5/15/25		25,402,900	26,306,852
2.250%, 11/15/25		42,200,700	43,970,445
0.375%, 12/31/25		36,757,400	35,641,919
0.375%, 1/31/26		10,172,000	9,847,374
1.625%, 2/15/26		4,984,200	5,071,756
0.500%, 2/28/26		7,534,300	7,323,110
1.625%, 5/15/26		11,867,700	12,074,025
0.750%, 5/31/26		61,502,200	60,271,387
2.000%, 11/15/26		35,273,800	36,514,231
1.250%, 11/30/26		660,000	660,108
2.250%, 2/15/27		12,748,000	13,362,926
2.250%, 8/15/27		26,294,000	27,596,581
2.250%, 11/15/27		11,532,000	12,114,394
2.750%, 2/15/28		11,215,000	12,126,390
2.875%, 5/15/28		5,240,000	5,712,383
1.000%, 7/31/28		12,507,400	12,186,438
3.125%, 11/15/28		12,759,300	14,191,238
2.625%, 2/15/29		9,196,800	9,950,352
2.375%, 5/15/29		30,797,500	32,851,607
1.625%, 8/15/29		1,173,000	1,190,713
1.750%, 11/15/29		3,249,400	3,330,889
1.500%, 2/15/30		3,823,800	3,844,413
0.625%, 5/15/30		6,795,900	6,362,179
0.625%, 8/15/30		26,672,200	24,880,161
0.875%, 11/15/30		22,977,400	21,830,120
1.125%, 2/15/31		18,181,900	17,628,687
1.625%, 5/15/31		29,162,300	29,538,219
1.250%, 8/15/31		14,790,000	14,465,314
1.375%, 11/15/31		699,600	690,855

Total U.S. Treasury Obligations			610,544,743

Total Long-Term Debt Securities (100.9%) (Cost $1,501,325,777)			1,515,658,116

SHORT-TERM INVESTMENTS:
Foreign Government Treasury Bills (0.8%)
Federative Republic of Brazil 0.00%, 4/1/22 (p)	BRL	67,800,000	11,890,462
0.00%, 7/1/22 (p)		5,200,000	886,311

Total Foreign Government Treasury Bills			12,776,773

Repurchase Agreements (0.1%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $33,136, collateralized by various Foreign Government Agency Securities, ranging from 0.410% - 2.000%, maturing 4/14/22 - 6/10/31; total market value $33,805. (xx)		$33,136	33,136
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $1,090,158, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22 - 11/15/51; total market value $1,111,959. (xx)		1,090,156	1,090,156
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $100,001, collateralized by various Common Stocks; total market value $110,536. (xx)		100,000	100,000

Total Repurchase Agreements			1,223,292

U.S. Treasury Obligations (1.7%)
U.S. Treasury Bills 0.00%, 1/4/22 (p)		1,020,100	1,020,100
0.06%, 3/24/22 (p)		18,100,000	18,097,332
0.06%, 3/31/22 (p)		3,000,000	2,999,526
0.07%, 4/21/22 (p)		2,155,000	2,154,548
0.13%, 6/16/22 (p)		1,160,000	1,159,301

Total U.S. Treasury Obligations			25,430,807

Total Short-Term Investments (2.6%) (Cost $39,794,401)			39,430,872

Total Investments in Securities (103.5%) (Cost $1,541,120,178)			1,555,088,988
Other Assets Less Liabilities (-3.5%)			(52,772,869)

Net Assets (100%)			$1,502,316,119

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $124,674,638 or 8.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $401,358.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2021.

See Notes to Financial Statements.

1389

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $15,583,246 or 1.0% of net assets.

(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $1,199,884. This was collateralized by cash of $1,223,292 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2021.

Glossary:

ARM	— Adjustable Rate Mortgage
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
CLO	— Collateralized Loan Obligation
CPI	— Consumer Price Index
DKK	— Denmark Krone
EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
PIK	— Payment-in Kind Security
PEN	— Peruvian Sol
REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate
STACR	— Structured Agency Credit Risk
TBA	— To Be Announced; Security is subject to delayed
delivery
TIPS	— Treasury Inflation Protected Security
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note	44	3/2022	USD	9,599,563	(10,234)
U.S. Treasury 5 Year Note	116	3/2022	USD	14,033,281	(524)
U.S. Treasury 10 Year Note	368	3/2022	USD	48,012,500	161,340
U.S. Treasury 10 Year Ultra Note	20	3/2022	USD	2,928,751	33,559
U.S. Treasury Ultra Bond	45	3/2022	USD	8,870,625	222,121

					406,262

Short Contracts
Canada 10 Year Bond	(7)	3/2022	CAD	(789,233)	(14,931)
Euro-Buxl	(6)	3/2022	EUR	(1,412,241)	68,715
Japan 10 Year Bond	(11)	3/2022	JPY	(14,496,131)	43,795
Long Gilt	(109)	3/2022	GBP	(18,427,365)	(28,657)
U.S. Treasury Long Bond	(43)	3/2022	USD	(6,898,813)	(21,768)

					47,154

					453,416

See Notes to Financial Statements.

1390

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
BRL	9,740,029	USD	1,724,525	Goldman Sachs Bank USA**	1/4/2022	24,134
BRL	7,000,000	USD	1,228,933	JPMorgan Chase Bank**	1/4/2022	27,800
AUD	2,903,000	USD	2,078,210	JPMorgan Chase Bank	1/7/2022	33,885
BRL	9,740,029	USD	1,700,261	JPMorgan Chase Bank**	2/2/2022	36,099
EUR	67,440	USD	76,055	JPMorgan Chase Bank	2/10/2022	783
USD	290,130	CAD	364,933	JPMorgan Chase Bank	2/10/2022	1,648
USD	256,442	EUR	221,584	JPMorgan Chase Bank	2/10/2022	3,979
GBP	304,000	USD	409,785	Deutsche Bank AG	2/17/2022	1,629
USD	817,154	DKK	5,240,000	Goldman Sachs Bank USA	4/1/2022	13,444
USD	10,724,145	BRL	60,600,000	JPMorgan Chase Bank**	4/4/2022	92,007
USD	911,785	BRL	5,200,000	Goldman Sachs Bank USA**	7/5/2022	24,424
USD	1,531,887	PEN	6,191,275	Bank of America**	7/26/2022	2,257

Total unrealized appreciation						262,089

USD	2,936,306	BRL	16,740,029	JPMorgan Chase Bank**	1/4/2022	(69,086)
USD	8,331,607	EUR	7,391,000	Barclays Bank plc	1/4/2022	(83,046)
USD	2,889,715	AUD	4,095,000	Barclays Bank plc	1/7/2022	(89,626)
USD	899,692	AUD	1,280,000	Deutsche Bank AG	1/7/2022	(31,579)
USD	778,605	CAD	992,000	Goldman Sachs Bank USA	1/7/2022	(5,614)
CLP	764,550,588	USD	920,325	Barclays Bank plc**	2/2/2022	(26,622)
USD	8,409,848	EUR	7,391,000	Barclays Bank plc	2/2/2022	(9,853)
JPY	198,000,000	USD	1,750,678	Barclays Bank plc	2/17/2022	(28,801)
JPY	224,900,000	USD	1,981,969	Goldman Sachs Bank USA	2/17/2022	(26,161)
NOK	7,760,000	USD	883,954	Deutsche Bank AG	2/17/2022	(3,498)
NOK	12,630,000	USD	1,450,484	Goldman Sachs Bank USA	2/17/2022	(17,473)
USD	11,892,937	GBP	8,841,000	JPMorgan Chase Bank	2/17/2022	(71,900)
USD	280,736	MYR	1,188,496	Goldman Sachs Bank USA**	3/16/2022	(3,688)
USD	1,235,945	BRL	7,200,000	JPMorgan Chase Bank**	4/4/2022	(27,279)

Total unrealized depreciation						(494,226)

Net unrealized depreciation						(232,137)

**	Non-deliverable forward.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)	Total
Assets:
Asset-Backed Securities	$—	$40,641,528	$—	$40,641,528
Collateralized Mortgage Obligations	—	28,671,073	11,173	28,682,246
Commercial Mortgage-Backed Securities	—	32,208,073	—	32,208,073
Corporate Bonds
Communication Services	—	11,857,924	—	11,857,924
Consumer Discretionary	—	12,983,452	—	12,983,452
Consumer Staples	—	4,956,634	—	4,956,634
Energy	—	10,466,101	—	10,466,101
Financials	—	59,520,141	—	59,520,141

See Notes to Financial Statements.

1391

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)	Total
Health Care	$—	$4,564,669	$—	$4,564,669
Industrials	—	15,289,925	—	15,289,925
Information Technology	—	11,342,803	—	11,342,803
Materials	—	4,302,390	—	4,302,390
Real Estate	—	20,710,039	—	20,710,039
Utilities	—	15,767,505	—	15,767,505
Foreign Government Securities	—	8,137,100	1,887	8,138,987
Forward Currency Contracts	—	262,089	—	262,089
Futures	529,530	—	—	529,530
Loan Participations
Financials	—	2,099,015	—	2,099,015
Mortgage-Backed Securities	—	68,791,287	—	68,791,287
Municipal Bonds	—	3,284,346	—	3,284,346
Short-Term Investments
Foreign Government Treasury Bills	—	12,776,773	—	12,776,773
Repurchase Agreements	—	1,223,292	—	1,223,292
U.S. Treasury Obligations	—	25,430,807	—	25,430,807
U.S. Government Agency Securities	—	549,506,308	—	549,506,308
U.S. Treasury Obligations	—	610,544,743	—	610,544,743

Total Assets	$529,530	$1,555,338,017	$13,060	$1,555,880,607

Liabilities:
Forward Currency Contracts	$—	$(494,226)	$—	$(494,226)
Futures	(76,114)	—	—	(76,114)

Total Liabilities	$(76,114)	$(494,226)	$—	$(570,340)

Total	$453,416	$1,554,843,791	$13,060	$1,555,310,267

(a)	A security with a market value of $280,640 transferred from Level 3 to Level 2 at the end of the period due to observable market inputs.
(b)	A security with a market value of $11,173 transferred from Level 2 to Level 3 at the end of the period due to a vendor price that was not reliable.

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$529,530	*
Foreign exchange contracts	Receivables	262,089

Total		$791,619

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(76,114	)*
Foreign exchange contracts	Payables	(494,226)

Total		$(570,340)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1392

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(1,713,113)	$—	$(1,713,113)
Foreign exchange contracts	—	1,882,718	1,882,718

Total	$(1,713,113)	$1,882,718	$169,605

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$473,014	$—	$473,014
Foreign exchange contracts	—	840,389	840,389

Total	$473,014	$840,389	$1,313,403

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $67,523,000 and futures contracts with an average notional balance of approximately $105,538,000 respectively, during the year ended December 31, 2021.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received*	Net Amount Due from Counterparty
Bank of America	$2,257	$—	$—	$2,257
Deutsche Bank AG	1,629	(1,629)	—	—
Goldman Sachs Bank USA	62,002	(52,936)	—	9,066
JPMorgan Chase Bank	196,201	(168,265)	(27,936)	—

Total	$262,089	$(222,830)	$(27,936)	$11,323

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$237,948	$—	$—	$237,948
Deutsche Bank AG	35,077	(1,629)	—	33,448
Goldman Sachs Bank USA	52,936	(52,936)	—	—
JPMorgan Chase Bank	168,265	(168,265)	—	—

Total	$494,226	$(222,830)	$—	$271,396

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
*	The table above does not include the additional collateral received from the counterparty. Total additional collateral received is $272,064.

Sale-Buyback Transactions:

The average amount of borrowings while outstanding for 13 days during the year ended December 31, 2021, was approximately $1,317,000 at a weighted average interest rate of 0.02%.

See Notes to Financial Statements.

1393

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,303,819,037
Long-term U.S. government debt securities	412,985,609

$1,716,804,646

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,281,735,490
Long-term U.S. government debt securities	415,749,886

$1,697,485,376

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$28,135,625
Aggregate gross unrealized depreciation	(15,598,449)

Net unrealized appreciation	$12,537,176

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,542,773,091

See Notes to Financial Statements.

1394

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,539,896,886)	$1,553,865,696
Repurchase Agreements (Cost $1,223,292)	1,223,292
Cash	1,780,536
Foreign cash (Cost $351,015)	349,749
Cash held as collateral at broker for futures	662,000
Receivable for securities sold	30,651,166
Receivable for forward settling transactions	28,134,898
Dividends, interest and other receivables	6,103,078
Due from broker for futures variation margin	726,514
Unrealized appreciation on forward foreign currency contracts	262,089
Receivable for Portfolio shares sold	179,527
Securities lending income receivable	324
Other assets	5,820

Total assets	1,623,944,689

LIABILITIES
Payable for forward settling transactions	84,944,666
Payable for securities purchased	32,879,402
Payable for return of collateral on securities loaned	1,223,292
Payable for Portfolio shares redeemed	710,098
Investment management fees payable	511,492
Unrealized depreciation on forward foreign currency contracts	494,226
Payable for return of cash collateral on forward foreign currency contracts	300,000
Distribution fees payable – Class IB	179,188
Administrative fees payable	151,066
Distribution fees payable – Class IA	35,508
Trustees’ fees payable	1,619
Accrued expenses	198,013

Total liabilities	121,628,570

NET ASSETS	$1,502,316,119

Net assets were comprised of:
Paid in capital	$1,499,853,436
Total distributable earnings (loss)	2,462,683

Net assets	$1,502,316,119

Class IA
Net asset value, offering and redemption price per share, $166,920,916 / 19,524,647 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.55

Class IB
Net asset value, offering and redemption price per share, $839,763,698 / 98,648,860 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.51

Class K
Net asset value, offering and redemption price per share, $495,631,505 / 57,982,501 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.55

(x)	Includes value of securities on loan of $1,199,884.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$23,798,650
Dividends	14
Securities lending (net)	5,474

Total income	23,804,138

EXPENSES
Investment management fees	6,043,847
Distribution fees – Class IB	2,174,553
Administrative fees	1,838,462
Distribution fees – Class IA	439,222
Custodian fees	164,400
Professional fees	111,444
Printing and mailing expenses	70,055
Trustees’ fees	44,611
Interest expense	18
Miscellaneous	75,271

Total expenses	10,961,883

NET INVESTMENT INCOME (LOSS)	12,842,255

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	6,940,850
Futures contracts	(1,713,113)
Forward foreign currency contracts	1,882,718
Foreign currency transactions	225,951
Securities sold short	(13,328)

Net realized gain (loss)	7,323,078

Change in unrealized appreciation (depreciation) on:
Investments in securities	(53,418,597)
Futures contracts	473,014
Forward foreign currency contracts	840,389
Foreign currency translations	(7,763)

Net change in unrealized appreciation (depreciation)	(52,112,957)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(44,789,879)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,947,624)

See Notes to Financial Statements.

1395

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,842,255	$19,299,222
Net realized gain (loss)	7,323,078	42,563,053
Net change in unrealized appreciation (depreciation)	(52,112,957)	30,390,488

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(31,947,624)	92,252,763

Distributions to shareholders:
Class IA	(2,475,848)	(6,631,152)
Class IB	(12,502,606)	(32,159,059)
Class K	(8,519,043)	(17,265,136)

Total distributions to shareholders	(23,497,497)	(56,055,347)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 848,494 and 2,215,457 shares, respectively ]	7,389,219	20,093,672
Capital shares issued in reinvestment of dividends and distributions [ 289,071 and 748,482 shares, respectively ]	2,475,848	6,631,152
Capital shares repurchased [ (2,578,449) and (3,079,010) shares, respectively ]	(22,465,670)	(27,980,379)

Total Class IA transactions	(12,600,603)	(1,255,555)

Class IB
Capital shares sold [ 12,430,567 and 13,241,646 shares, respectively ]	108,027,482	118,980,868
Capital shares issued in reinvestment of dividends and distributions [ 1,466,081 and 3,645,272 shares, respectively ]	12,502,606	32,159,059
Capital shares repurchased [ (17,498,156) and (19,738,003) shares, respectively ]	(152,065,144)	(177,092,888)

Total Class IB transactions	(31,535,056)	(25,952,961)

Class K
Capital shares sold [ 12,762,631 and 11,505,912 shares, respectively ]	112,049,396	105,028,442
Capital shares issued in reinvestment of dividends and distributions [ 995,015 and 1,949,669 shares, respectively ]	8,519,043	17,265,136
Capital shares repurchased [ (7,020,462) and (21,022,426) shares, respectively ]	(61,277,025)	(189,321,492)

Total Class K transactions	59,291,414	(67,027,914)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	15,155,755	(94,236,430)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,289,366)	(58,039,014)
NET ASSETS:
Beginning of year	1,542,605,485	1,600,644,499

End of year	$1,502,316,119	$1,542,605,485

See Notes to Financial Statements.

1396

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.86	$8.67	$8.34	$8.48	$8.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.11	0.15	0.13	0.09
Net realized and unrealized gain (loss)	(0.25)	0.41	0.32	(0.12)	0.03

Total from investment operations	(0.18)	0.52	0.47	0.01	0.12

Less distributions:
Dividends from net investment income	(0.07)	(0.12)	(0.14)	(0.15)	(0.10)
Distributions from net realized gains	(0.06)	(0.21)	—	—	—

Total dividends and distributions	(0.13)	(0.33)	(0.14)	(0.15)	(0.10)

Net asset value, end of year	$8.55	$8.86	$8.67	$8.34	$8.48

Total return	(2.05)%	5.96%	5.60%	0.08%	1.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$166,921	$185,857	$182,842	$180,841	$208,996
Ratio of expenses to average net assets: (f)	0.79%	0.80%	0.83%	0.84%	0.80%
Ratio of net investment income (loss) to average net assets: (f)	0.75%	1.19%	1.76%	1.58%	1.11%
Portfolio turnover rate^	111%	173%	181%	204%	184%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.83	$8.64	$8.31	$8.44	$8.43

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.11	0.15	0.13	0.09
Net realized and unrealized gain (loss)	(0.26)	0.41	0.32	(0.11)	0.02

Total from investment operations	(0.19)	0.52	0.47	0.02	0.11

Less distributions:
Dividends from net investment income	(0.07)	(0.12)	(0.14)	(0.15)	(0.10)
Distributions from net realized gains	(0.06)	(0.21)	—	—	—

Total dividends and distributions	(0.13)	(0.33)	(0.14)	(0.15)	(0.10)

Net asset value, end of year	$8.51	$8.83	$8.64	$8.31	$8.44

Total return	(2.18)%	5.98%	5.62%	0.20%	1.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$839,764	$902,619	$907,886	$958,785	$1,062,882
Ratio of expenses to average net assets: (f)	0.79%	0.80%	0.83%	0.84%	0.80%
Ratio of net investment income (loss) to average net assets: (f)	0.75%	1.19%	1.76%	1.58%	1.11%
Portfolio turnover rate^	111%	173%	181%	204%	184%

See Notes to Financial Statements.

1397

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.86	$8.67	$8.34	$8.47	$8.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.13	0.17	0.15	0.12
Net realized and unrealized gain (loss)	(0.25)	0.41	0.32	(0.11)	0.01

Total from investment operations	(0.16)	0.54	0.49	0.04	0.13

Less distributions:
Dividends from net investment income	(0.09)	(0.14)	(0.16)	(0.17)	(0.12)
Distributions from net realized gains	(0.06)	(0.21)	—	—	—

Total dividends and distributions	(0.15)	(0.35)	(0.16)	(0.17)	(0.12)

Net asset value, end of year	$8.55	$8.86	$8.67	$8.34	$8.47

Total return	(1.83)%	6.22%	5.86%	0.45%	1.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$495,632	$454,130	$509,918	$384,658	$412,848
Ratio of expenses to average net assets: (f)	0.54%	0.55%	0.58%	0.59%	0.55%
Ratio of net investment income (loss) to average net assets: (f)	0.98%	1.45%	2.01%	1.83%	1.36%
Portfolio turnover rate^	111%	173%	181%	204%	184%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1398

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	15.02%	11.75%	12.82%
Portfolio – Class IB Shares	15.10	11.78	12.83
Portfolio – Class K Shares	15.30	12.04	13.10
Russell 2000® Index	14.82	12.02	13.23

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.10% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 2000® Index, which returned 14.82% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance were Financials, Industrials, Consumer Discretionary, Information Technology and Real Estate.

•	The stocks that contributed most to performance were GameStop, Avis Budget, Synaptics, Cassava Sciences and Ovintiv.

What hurt performance during the year:

•	The only sector that detracted from performance was Health Care.

•	The stocks that detracted most from performance were Invitae, Allakos, Bridgeboro Pharma, TG Therapuetics and iRhythm.

Sector Weightings as of December 31, 2021	% of Net Assets
Health Care	17.8%
Financials	15.9
Industrials	15.1
Information Technology	14.4
Consumer Discretionary	11.2
Real Estate	7.4
Energy	4.3
Materials	3.8
Consumer Staples	3.4
Repurchase Agreements	3.4
Communication Services	3.1
Utilities	2.7
Investment Company	0.0 #
Cash and Other	(2.5)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number

1399

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$980.30	$3.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.07	3.17
Class IB
Actual	1,000.00	981.10	3.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.07	3.17
Class K
Actual	1,000.00	982.00	1.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.33	1.90

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.62%, 0.62% and 0.37%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1400

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.1%)
Diversified Telecommunication Services (0.6%)
Anterix, Inc.*	4,900	$287,924
ATN International, Inc.	5,700	227,715
Bandwidth, Inc., Class A*	11,100	796,536
Cogent Communications Holdings, Inc.	23,225	1,699,605
Consolidated Communications Holdings, Inc.*	37,941	283,799
EchoStar Corp., Class A*	21,300	561,255
Globalstar, Inc. (x)*	313,300	363,428
IDT Corp., Class B*	10,100	446,016
Iridium Communications, Inc.*	67,800	2,799,462
Liberty Latin America Ltd., Class A*	21,700	253,022
Liberty Latin America Ltd., Class C*	87,119	993,157
Ooma, Inc.*	10,000	204,400
Radius Global Infrastructure, Inc.*	29,800	479,780
Telesat Corp.*	9,796	280,851

		9,676,950

Entertainment (0.8%)
AMC Entertainment Holdings, Inc., Class A (x)*	260,538	7,086,634
Chicken Soup For The Soul Entertainment, Inc. (x)*	300	4,152
Cinemark Holdings, Inc.*	61,700	994,604
CuriosityStream, Inc. (x)*	3,500	20,755
Eros STX Global Corp. (x)*	115,700	27,733
IMAX Corp.*	27,000	481,680
Liberty Media Corp.-Liberty Braves, Class A*	9,200	264,500
Liberty Media Corp.-Liberty Braves, Class C*	18,100	508,610
Lions Gate Entertainment Corp., Class A*	30,100	500,864
Lions Gate Entertainment Corp., Class B*	59,500	915,705
LiveOne, Inc. (x)*	700	896
Madison Square Garden Entertainment Corp.*	14,616	1,028,090
Marcus Corp. (The) (x)*	12,700	226,822

		12,061,045

Interactive Media & Services (0.6%)
Cargurus, Inc.*	49,800	1,675,272
Cars.com, Inc.*	41,200	662,908
Eventbrite, Inc., Class A*	36,700	640,048
EverQuote, Inc., Class A*	8,800	137,808
fuboTV, Inc. (x)*	67,900	1,053,808
Liberty TripAdvisor Holdings, Inc., Class A*	31,800	69,006
MediaAlpha, Inc., Class A*	100	1,544
QuinStreet, Inc.*	24,700	449,293
TrueCar, Inc.*	41,300	140,420
Yelp, Inc.*	44,500	1,612,680
Ziff Davis, Inc.*	23,278	2,580,599

		9,023,386

Media (1.0%)
Advantage Solutions, Inc.*	600	4,812
AMC Networks, Inc., Class A*	15,300	526,932
Boston Omaha Corp., Class A*	8,500	244,205
Cardlytics, Inc.*	14,900	984,741
Clear Channel Outdoor Holdings, Inc.*	187,400	620,294
comScore, Inc.*	300	1,002
Daily Journal Corp.*	600	214,038
Emerald Holding, Inc.*	12,900	51,213
Entercom Communications Corp.*	55,600	142,892
Entravision Communications Corp., Class A	38,300	259,674
EW Scripps Co. (The), Class A*	34,312	663,937
Fluent, Inc.*	8,000	15,920
Gannett Co., Inc.*	37,589	200,349
Gray Television, Inc.	44,100	889,056
Hemisphere Media Group, Inc.*	8,900	64,703
iHeartMedia, Inc., Class A*	57,800	1,216,112
John Wiley & Sons, Inc., Class A	22,300	1,277,121
Magnite, Inc.*	59,623	1,043,402
National CineMedia, Inc.	43,723	122,862
Scholastic Corp.	14,860	593,806
Sinclair Broadcast Group, Inc., Class A	30,000	792,900
TechTarget, Inc.*	15,100	1,444,466
TEGNA, Inc.	121,100	2,247,616
Thryv Holdings, Inc.*	100	4,113
WideOpenWest, Inc.*	32,900	708,008

		14,334,174

Wireless Telecommunication Services (0.1%)
Gogo, Inc. (x)*	25,900	350,427
Shenandoah Telecommunications Co.	26,848	684,624
Telephone and Data Systems, Inc.	52,200	1,051,830
United States Cellular Corp.*	600	18,912

		2,105,793

Total Communication Services		47,201,348

Consumer Discretionary (11.2%)
Auto Components (1.5%)
Adient plc*	49,600	2,374,848
American Axle & Manufacturing Holdings, Inc.*	62,275	581,026
Cooper-Standard Holdings, Inc.*	5,600	125,496
Dana, Inc.	85,565	1,952,593
Dorman Products, Inc.*	15,200	1,717,752
Fox Factory Holding Corp.*	22,400	3,810,240
Gentherm, Inc.*	16,800	1,459,920
Goodyear Tire & Rubber Co. (The)*	163,523	3,486,311
LCI Industries	13,370	2,083,982
Modine Manufacturing Co.*	23,200	234,088
Motorcar Parts of America, Inc.*	9,900	168,993
Patrick Industries, Inc.	13,725	1,107,470
Standard Motor Products, Inc.	12,800	670,592
Stoneridge, Inc.*	13,300	262,542

See Notes to Financial Statements.

1401

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Tenneco, Inc., Class A*	36,497	$412,416
Visteon Corp.*	16,000	1,778,240
XL Fleet Corp. (x)*	55,700	184,367
XPEL, Inc. (m)*	9,200	628,176

		23,039,052

Automobiles (0.2%)
Canoo, Inc. (x)*	46,800	361,296
Fisker, Inc. (x)*	81,900	1,288,287
Lordstown Motors Corp. (x)*	57,900	199,755
Winnebago Industries, Inc.	17,346	1,299,562
Workhorse Group, Inc. (x)*	53,000	231,080

		3,379,980

Distributors (0.0%)
Funko, Inc., Class A (x)*	12,500	235,000
Greenlane Holdings, Inc., Class A*	7,000	6,749

		241,749

Diversified Consumer Services (0.6%)
2U, Inc.*	37,000	742,590
Adtalem Global Education, Inc.*	36,000	1,064,160
American Public Education, Inc.*	5,907	131,431
Carriage Services, Inc.	6,500	418,860
Coursera, Inc.*	29,100	711,204
European Wax Center, Inc., Class A*	2,200	66,770
Graham Holdings Co., Class B	2,000	1,259,660
Houghton Mifflin Harcourt Co.*	65,600	1,056,160
Laureate Education, Inc., Class A	59,700	730,728
OneSpaWorld Holdings Ltd.*	23,400	234,468
Perdoceo Education Corp.*	38,600	453,936
PowerSchool Holdings, Inc., Class A*	21,700	357,399
Regis Corp. (x)*	10,252	17,838
Strategic Education, Inc.	12,664	732,486
Stride, Inc.*	23,184	772,723
Vivint Smart Home, Inc.*	40,200	393,156
WW International, Inc.*	26,600	429,058

		9,572,627

Hotels, Restaurants & Leisure (2.3%)
Accel Entertainment, Inc.*	10,200	132,804
Bally’s Corp.*	13,200	502,392
Biglari Holdings, Inc., Class B*	391	55,745
BJ’s Restaurants, Inc.*	12,134	419,230
Bloomin’ Brands, Inc.*	59,800	1,254,604
Bluegreen Vacations Holding Corp.*	5,209	182,836
Brinker International, Inc.*	25,300	925,727
Carrols Restaurant Group, Inc.	7,900	23,384
Century Casinos, Inc.*	5,700	69,426
Cheesecake Factory, Inc. (The)*	25,721	1,006,977
Chuy’s Holdings, Inc.*	8,900	268,068
Cracker Barrel Old Country Store, Inc.	13,701	1,762,496
Dave & Buster’s Entertainment, Inc.*	24,100	925,440
Del Taco Restaurants, Inc.	7,200	89,640
Denny’s Corp.*	40,100	641,600
Dine Brands Global, Inc.	11,281	855,212
El Pollo Loco Holdings, Inc.*	13,700	194,403
Everi Holdings, Inc.*	36,800	785,680
F45 Training Holdings, Inc. (x)*	2,700	29,403
Fiesta Restaurant Group, Inc.*	10,600	116,706
GAN Ltd. (x)*	17,200	158,068
Golden Entertainment, Inc.*	6,400	323,392
Golden Nugget Online Gaming, Inc.*	6,200	61,690
Hilton Grand Vacations, Inc.*	49,100	2,558,601
International Game Technology plc	57,300	1,656,543
Jack in the Box, Inc.	14,239	1,245,628
Krispy Kreme, Inc. (x)	6,400	121,088
Lindblad Expeditions Holdings, Inc.*	11,800	184,080
Monarch Casino & Resort, Inc.*	3,700	273,615
Nathan’s Famous, Inc.	1,000	58,390
NEOGAMES SA*	4,600	127,788
Noodles & Co.*	8,300	75,281
Papa John’s International, Inc.	18,642	2,488,148
PlayAGS, Inc.*	3,800	25,802
Red Rock Resorts, Inc., Class A	38,900	2,139,889
Rush Street Interactive, Inc.*	27,200	448,800
Ruth’s Hospitality Group, Inc.*	9,300	185,070
Scientific Games Corp.*	49,600	3,314,768
SeaWorld Entertainment, Inc.*	28,400	1,842,024
Shake Shack, Inc., Class A*	20,200	1,457,632
Texas Roadhouse, Inc.	39,618	3,537,095
Wingstop, Inc.	16,600	2,868,480

		35,393,645

Household Durables (2.1%)
Beazer Homes USA, Inc.*	7,300	169,506
Casper Sleep, Inc.*	1,300	8,684
Cavco Industries, Inc.*	4,900	1,556,485
Century Communities, Inc.	15,000	1,226,850
Ethan Allen Interiors, Inc.	9,554	251,175
GoPro, Inc., Class A*	57,100	588,701
Green Brick Partners, Inc.*	14,700	445,851
Hamilton Beach Brands Holding Co., Class A	2,600	37,336
Helen of Troy Ltd.*	12,198	2,982,045
Hooker Furnishings Corp.	4,800	111,744
Installed Building Products, Inc.	13,200	1,844,304
iRobot Corp. (x)*	15,900	1,047,492
KB Home	47,900	2,142,567
La-Z-Boy, Inc.	28,209	1,024,269
Legacy Housing Corp.*	2,100	55,587
LGI Homes, Inc.*	12,900	1,992,792
Lifetime Brands, Inc.	4,300	68,671
Lovesac Co. (The)*	7,200	477,072
M.D.C. Holdings, Inc.	30,074	1,679,032
M/I Homes, Inc.*	16,200	1,007,316
Meritage Homes Corp.*	21,939	2,677,874
Purple Innovation, Inc. (x)*	25,900	343,693
Skyline Champion Corp.*	28,500	2,250,930
Snap One Holdings Corp.*	1,300	27,404
Sonos, Inc. (x)*	65,353	1,947,519
Taylor Morrison Home Corp.*	71,320	2,493,347
Traeger, Inc. (x)*	6,200	75,392
Tri Pointe Homes, Inc.*	60,701	1,692,951
Tupperware Brands Corp.*	28,400	434,236

See Notes to Financial Statements.

1402

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Universal Electronics, Inc.*	4,500	$183,375
Vuzix Corp. (x)*	30,300	262,701
Weber, Inc., Class A (x)	5,900	76,287

		31,183,188

Internet & Direct Marketing Retail (0.5%)
1-800-Flowers.com, Inc., Class A*	10,000	233,700
CarParts.com, Inc.*	24,400	273,280
Duluth Holdings, Inc., Class B*	1,700	25,806
Groupon, Inc. (x)*	12,315	285,215
Lands’ End, Inc.*	2,700	53,001
Liquidity Services, Inc.*	11,600	256,128
Overstock.com, Inc.*	23,200	1,369,032
PetMed Express, Inc. (x)	1,500	37,890
Porch Group, Inc. (x)*	38,900	606,451
Quotient Technology, Inc.*	56,100	416,262
RealReal, Inc. (The)*	42,900	498,069
Revolve Group, Inc.*	18,500	1,036,740
Shutterstock, Inc.	10,900	1,208,592
Stitch Fix, Inc., Class A*	32,400	613,008
Xometry, Inc., Class A (x)*	2,000	102,500

		7,015,674

Leisure Products (0.5%)
Acushnet Holdings Corp.	19,900	1,056,292
American Outdoor Brands, Inc.*	358	7,135
Callaway Golf Co.*	59,763	1,639,897
Clarus Corp.	6,424	178,073
Johnson Outdoors, Inc., Class A	2,300	215,487
Latham Group, Inc.*	8,300	207,749
Malibu Boats, Inc., Class A*	11,900	817,887
Marine Products Corp.	1,900	23,750
MasterCraft Boat Holdings, Inc.*	3,600	101,988
Smith & Wesson Brands, Inc.	29,835	531,063
Sturm Ruger & Co., Inc.	10,600	721,012
Vista Outdoor, Inc.*	28,000	1,289,960

		6,790,293

Multiline Retail (0.4%)
Big Lots, Inc.	17,900	806,395
Dillard’s, Inc., Class A (x)	3,200	784,064
Franchise Group, Inc.	14,600	761,536
Macy’s, Inc.	158,600	4,152,148

		6,504,143

Specialty Retail (2.4%)
Aaron’s Co., Inc. (The)	17,500	431,375
Abercrombie & Fitch Co., Class A*	39,300	1,368,819
Academy Sports & Outdoors, Inc.*	39,200	1,720,880
American Eagle Outfitters, Inc. (x)	78,500	1,987,620
America’s Car-Mart, Inc.*	2,500	256,000
Arko Corp.*	60,900	534,093
Asbury Automotive Group, Inc.*	11,442	1,976,377
Bed Bath & Beyond, Inc.*	56,600	825,228
Boot Barn Holdings, Inc.*	15,600	1,919,580
Buckle, Inc. (The)	11,389	481,868
Caleres, Inc.	16,363	371,113
Camping World Holdings, Inc., Class A	18,900	763,560
Cato Corp. (The), Class A	13,523	232,055
Chico’s FAS, Inc.*	25,200	135,576
Children’s Place, Inc. (The)*	7,600	602,604
Citi Trends, Inc.*	5,100	483,225
Conn’s, Inc.*	7,900	185,808
Designer Brands, Inc., Class A*	33,100	470,351
Genesco, Inc.*	6,557	420,763
Group 1 Automotive, Inc.	8,837	1,725,159
GrowGeneration Corp.*	27,900	364,095
Guess?, Inc.	21,800	516,224
Haverty Furniture Cos., Inc.	6,100	186,477
Hibbett, Inc.	6,255	449,922
Lumber Liquidators Holdings, Inc.*	8,200	139,974
MarineMax, Inc.*	11,400	673,056
Monro, Inc.	17,604	1,025,785
Murphy USA, Inc.	13,800	2,749,512
National Vision Holdings, Inc.*	44,592	2,139,970
ODP Corp. (The)*	31,300	1,229,464
OneWater Marine, Inc., Class A	100	6,097
Party City Holdco, Inc.*	57,000	317,490
Rent-A-Center, Inc.	34,003	1,633,504
Sally Beauty Holdings, Inc.*	68,400	1,262,664
Shift Technologies, Inc. (x)*	16,200	55,242
Shoe Carnival, Inc.	13,000	508,040
Signet Jewelers Ltd.	26,900	2,341,107
Sleep Number Corp.*	12,300	942,180
Sonic Automotive, Inc., Class A	14,825	733,096
Sportsman’s Warehouse Holdings, Inc.*	16,000	188,800
Tilly’s, Inc., Class A	2,700	43,497
Torrid Holdings, Inc. (x)*	4,600	45,448
TravelCenters of America, Inc.*	1,600	82,592
Urban Outfitters, Inc.*	39,800	1,168,528
Winmark Corp.	500	124,145
Zumiez, Inc.*	8,500	407,915

		36,226,878

Textiles, Apparel & Luxury Goods (0.7%)
Crocs, Inc.*	31,134	3,992,001
Fossil Group, Inc.*	600	6,174
G-III Apparel Group Ltd.*	24,200	668,888
Kontoor Brands, Inc.	25,000	1,281,250
Movado Group, Inc.	3,900	163,137
Oxford Industries, Inc.	8,700	883,224
PLBY Group, Inc. (x)*	12,600	335,664
Rocky Brands, Inc.	100	3,980
Steven Madden Ltd.	48,310	2,244,966
Unifi, Inc.*	10,500	243,075
Vera Bradley, Inc.*	8,700	74,037
Wolverine World Wide, Inc.	44,780	1,290,112

		11,186,508

Total Consumer Discretionary		170,533,737

Consumer Staples (3.4%)
Beverages (0.4%)
Celsius Holdings, Inc.*	27,200	2,028,304
Coca-Cola Consolidated, Inc.	2,600	1,609,894

See Notes to Financial Statements.

1403

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Duckhorn Portfolio, Inc. (The)*	5,800	$135,372
MGP Ingredients, Inc.	6,300	535,437
National Beverage Corp. (x)	10,800	489,564
NewAge, Inc. (x)*	29,400	30,282
Primo Water Corp.	90,100	1,588,463

		6,417,316

Food & Staples Retailing (1.0%)
Andersons, Inc. (The)	16,209	627,450
BJ’s Wholesale Club Holdings, Inc.*	69,166	4,632,047
Chefs’ Warehouse, Inc. (The)*	15,100	502,830
HF Foods Group, Inc. (x)*	8,900	75,294
Ingles Markets, Inc., Class A	5,500	474,870
Natural Grocers by Vitamin Cottage, Inc.	12,300	175,275
Performance Food Group Co.*	76,564	3,513,522
PriceSmart, Inc.	11,452	837,943
Rite Aid Corp.*	29,394	431,798
SpartanNash Co.	16,770	431,995
Sprouts Farmers Market, Inc.*	61,300	1,819,384
United Natural Foods, Inc.*	28,488	1,398,191
Village Super Market, Inc., Class A	5,700	133,323
Weis Markets, Inc.	5,851	385,464

		15,439,386

Food Products (1.0%)
AppHarvest, Inc. (x)*	13,200	51,348
B&G Foods, Inc. (x)	37,700	1,158,521
Calavo Growers, Inc.	8,900	377,360
Cal-Maine Foods, Inc.	17,384	643,034
Fresh Del Monte Produce, Inc.	18,504	510,710
Hostess Brands, Inc.*	68,900	1,406,938
J & J Snack Foods Corp.	8,603	1,358,930
John B Sanfilippo & Son, Inc.	3,000	270,480
Lancaster Colony Corp.	10,737	1,778,047
Landec Corp.*	15,500	172,050
Limoneira Co.	10,100	151,500
Mission Produce, Inc.*	2,800	43,960
Sanderson Farms, Inc.	11,493	2,196,083
Seneca Foods Corp., Class A*	6,600	316,470
Simply Good Foods Co. (The)*	47,700	1,982,889
Tattooed Chef, Inc. (x)*	24,100	374,514
Tootsie Roll Industries, Inc.	7,713	279,442
TreeHouse Foods, Inc.*	26,800	1,086,204
Utz Brands, Inc.	30,400	484,880

		14,643,360

Household Products (0.3%)
Central Garden & Pet Co.*	4,400	231,572
Central Garden & Pet Co., Class A*	23,733	1,135,624
Energizer Holdings, Inc.	35,100	1,407,510
Oil-Dri Corp. of America	3,500	114,555
WD-40 Co.	8,227	2,012,653

		4,901,914

Personal Products (0.6%)
Beauty Health Co. (The)*	44,000	1,063,040
BellRing Brands, Inc., Class A*	22,669	646,747
Edgewell Personal Care Co.	30,100	1,375,871
elf Beauty, Inc.*	17,900	594,459
Honest Co., Inc. (The) (x)*	18,900	152,901
Inter Parfums, Inc.	9,100	972,790
Medifast, Inc.	6,000	1,256,580
Nature’s Sunshine Products, Inc.	1,900	35,150
Nu Skin Enterprises, Inc., Class A	25,600	1,299,200
Revlon, Inc., Class A (x)*	10,100	114,534
USANA Health Sciences, Inc.*	7,000	708,400

		8,219,672

Tobacco (0.1%)
Turning Point Brands, Inc.	6,200	234,236
Universal Corp.	14,153	777,283
Vector Group Ltd.	77,808	893,236

		1,904,755

Total Consumer Staples		51,526,403

Energy (4.3%)
Energy Equipment & Services (0.7%)
Archrock, Inc.	71,000	531,080
Aspen Aerogels, Inc.*	11,100	552,669
Bristow Group, Inc.*	8,566	271,285
Cactus, Inc., Class A	26,600	1,014,258
ChampionX Corp.*	107,200	2,166,512
DMC Global, Inc.*	8,000	316,880
Dril-Quip, Inc.*	21,700	427,056
Expro Group Holdings NV*	13,149	188,688
FTS International, Inc., Class A*	200	5,250
Helix Energy Solutions Group, Inc.*	79,400	247,728
Helmerich & Payne, Inc.	54,300	1,286,910
Liberty Oilfield Services, Inc., Class A*	39,800	386,060
Nabors Industries Ltd.*	2,300	186,507
National Energy Services Reunited Corp. (x)*	9,900	93,555
Newpark Resources, Inc.*	47,102	138,480
NexTier Oilfield Solutions, Inc.*	90,936	322,823
Oceaneering International, Inc.*	55,200	624,312
Oil States International, Inc.*	41,200	204,764
Patterson-UTI Energy, Inc.	105,600	892,320
ProPetro Holding Corp.*	45,200	366,120
RPC, Inc.*	58,000	263,320
Select Energy Services, Inc., Class A*	37,700	234,871
Solaris Oilfield Infrastructure, Inc., Class A	13,900	91,045
TETRA Technologies, Inc.*	17,300	49,132
Tidewater, Inc.*	21,350	228,658
US Silica Holdings, Inc.*	39,600	372,240

		11,462,523

Oil, Gas & Consumable Fuels (3.6%)
Aemetis, Inc. (x)*	11,400	140,220
Alto Ingredients, Inc.*	28,800	138,528
Antero Resources Corp.*	140,000	2,450,000
Arch Resources, Inc.	8,600	785,352
Berry Corp.	38,000	319,960
Brigham Minerals, Inc., Class A	14,900	314,241
California Resources Corp.	43,400	1,853,614
Callon Petroleum Co. (x)*	20,600	973,350

See Notes to Financial Statements.

1404

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Centennial Resource Development, Inc., Class A*	93,400	$558,532
Chesapeake Energy Corp.	51,944	3,351,427
Civitas Resources, Inc.	23,806	1,165,780
Clean Energy Fuels Corp.*	89,659	549,610
CNX Resources Corp.*	109,900	1,511,125
Comstock Resources, Inc.*	68,200	551,738
CONSOL Energy, Inc.*	16,600	376,986
Crescent Energy, Inc., Class A (x)	5,540	70,247
CVR Energy, Inc.	20,800	349,648
Delek US Holdings, Inc.*	48,627	728,919
Denbury, Inc.*	26,000	1,991,340
DHT Holdings, Inc.	61,500	319,185
Dorian LPG Ltd.	28,238	358,340
Earthstone Energy, Inc., Class A*	5,400	59,076
Energy Fuels, Inc. (x)*	74,600	569,198
Equitrans Midstream Corp.	211,100	2,182,774
Falcon Minerals Corp.	1,500	7,305
Frontline Ltd. (x)*	68,000	480,760
Gevo, Inc. (x)*	100,700	430,996
Golar LNG Ltd.*	55,100	682,689
Green Plains, Inc.*	20,000	695,200
International Seaways, Inc.	16,204	237,875
Jura Energy Corp.*	690	68
Kosmos Energy Ltd.*	232,500	804,450
Laredo Petroleum, Inc.*	6,500	390,845
Magnolia Oil & Gas Corp., Class A	87,600	1,653,012
Matador Resources Co.	58,500	2,159,820
Murphy Oil Corp.	75,600	1,973,916
Nordic American Tankers Ltd. (x)	78,901	133,343
Northern Oil and Gas, Inc.	24,700	508,326
Oasis Petroleum, Inc.	10,400	1,310,296
Ovintiv, Inc.	135,300	4,559,610
Par Pacific Holdings, Inc.*	23,800	392,462
PBF Energy, Inc., Class A*	55,700	722,429
PDC Energy, Inc.	59,180	2,886,800
Peabody Energy Corp.*	40,600	408,842
Range Resources Corp.*	123,500	2,202,005
Ranger Oil Corp.*	3,400	91,528
Renewable Energy Group, Inc.*	22,100	937,924
REX American Resources Corp.*	3,300	316,800
Riley Exploration Permian, Inc.	200	3,864
Scorpio Tankers, Inc.	25,830	330,882
SFL Corp. Ltd.	51,305	418,136
SM Energy Co.	61,300	1,807,124
Southwestern Energy Co.*	513,941	2,394,965
Talos Energy, Inc.*	17,300	169,540
Teekay Corp. (x)*	1,500	4,710
Teekay Tankers Ltd., Class A (x)*	3,900	42,510
Tellurian, Inc. (x)*	163,600	503,888
Uranium Energy Corp. (x)*	117,600	393,960
Ur-Energy, Inc. (x)*	29,500	35,990
W&T Offshore, Inc.*	77,944	251,759
Whiting Petroleum Corp.*	20,287	1,312,163
World Fuel Services Corp.	37,400	989,978

		54,315,960

Total Energy		65,778,483

Financials (15.9%)
Banks (8.6%)
1st Source Corp.	6,372	316,051
Allegiance Bancshares, Inc.	12,100	510,741
Amalgamated Financial Corp.	5,400	90,558
Amerant Bancorp, Inc.	2,800	96,740
American National Bankshares, Inc.	4,100	154,488
Ameris Bancorp	36,894	1,832,894
Arrow Financial Corp.	7,292	256,897
Associated Banc-Corp.	78,100	1,764,279
Atlantic Capital Bancshares, Inc.*	7,700	221,529
Atlantic Union Bankshares Corp.	40,474	1,509,275
Banc of California, Inc.	20,500	402,210
BancFirst Corp.	7,800	550,368
Bancorp, Inc. (The)*	29,700	751,707
Bank First Corp. (x)	1,300	93,912
Bank of Marin Bancorp	3,500	130,305
Bank of NT Butterfield & Son Ltd. (The)	30,800	1,173,788
BankUnited, Inc.	52,900	2,238,199
Banner Corp.	23,000	1,395,410
Bar Harbor Bankshares	7,346	212,520
Berkshire Hills Bancorp, Inc.	25,670	729,798
Brookline Bancorp, Inc.	39,977	647,228
Bryn Mawr Bank Corp.	5,880	264,659
Business First Bancshares, Inc.	400	11,324
Byline Bancorp, Inc.	5,900	161,365
Cadence Bank	109,780	3,270,346
Cambridge Bancorp	900	84,231
Camden National Corp.	7,050	339,528
Capital City Bank Group, Inc.	6,500	171,600
Carter Bankshares, Inc.*	2,700	41,553
Cathay General Bancorp	41,947	1,803,302
CBTX, Inc.	7,000	203,000
Central Pacific Financial Corp.	9,400	264,798
CIT Group, Inc.	56,900	2,921,246
Citizens & Northern Corp.	5,002	130,652
City Holding Co.	8,450	691,125
Civista Bancshares, Inc.	300	7,320
CNB Financial Corp.	6,200	164,300
Columbia Banking System, Inc.	40,955	1,340,048
Community Bank System, Inc.	28,102	2,093,037
Community Trust Bancorp, Inc.	6,725	293,277
ConnectOne Bancorp, Inc.	15,200	497,192
CrossFirst Bankshares, Inc.*	10,600	165,466
Customers Bancorp, Inc.*	13,500	882,495
CVB Financial Corp.	75,587	1,618,318
Dime Community Bancshares, Inc.	17,732	623,457
Eagle Bancorp, Inc.	15,350	895,519
Eastern Bankshares, Inc.	92,658	1,868,912
Enterprise Bancorp, Inc.	4,600	206,632
Enterprise Financial Services Corp.	17,827	839,473
Equity Bancshares, Inc., Class A	6,000	203,580
Farmers National Banc Corp.	11,400	211,470
FB Financial Corp.	18,916	828,899
Fidelity D&D Bancorp, Inc. (x)	100	5,900
Financial Institutions, Inc.	5,500	174,900
First Bancorp (Nasdaq Stock Exchange)	16,310	745,693

See Notes to Financial Statements.

1405

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
First Bancorp (Quotrix Stock Exchange)	125,900	$1,734,902
First Bancorp, Inc. (The)	4,819	151,317
First Bancshares, Inc. (The)	3,500	135,170
First Busey Corp.	29,359	796,216
First Commonwealth Financial Corp.	51,113	822,408
First Community Bankshares, Inc.	6,700	223,914
First Financial Bancorp	53,743	1,310,254
First Financial Bankshares, Inc.	73,248	3,723,928
First Financial Corp.	2,100	95,109
First Foundation, Inc.	14,800	367,928
First Internet Bancorp	2,900	136,416
First Interstate BancSystem, Inc., Class A	26,927	1,095,121
First Merchants Corp.	28,177	1,180,335
First Mid Bancshares, Inc.	3,300	141,207
First Midwest Bancorp, Inc.	65,868	1,348,977
First of Long Island Corp. (The)	7,675	165,703
Flushing Financial Corp.	11,542	280,471
Fulton Financial Corp.	99,800	1,696,600
German American Bancorp, Inc.	11,750	458,015
Glacier Bancorp, Inc.	57,238	3,245,395
Great Southern Bancorp, Inc.	4,830	286,177
Great Western Bancorp, Inc.	33,400	1,134,264
Guaranty Bancshares, Inc.	1,290	48,478
Hancock Whitney Corp.	48,987	2,450,330
Hanmi Financial Corp.	7,500	177,600
HarborOne Bancorp, Inc.	11,224	166,564
HBT Financial, Inc.	1,500	28,095
Heartland Financial USA, Inc.	20,100	1,017,261
Heritage Commerce Corp.	5,300	63,282
Heritage Financial Corp.	26,062	636,955
Hilltop Holdings, Inc.	42,000	1,475,880
Home BancShares, Inc.	78,601	1,913,934
HomeStreet, Inc.	10,100	525,200
HomeTrust Bancshares, Inc.	6,800	210,664
Hope Bancorp, Inc.	73,614	1,082,862
Horizon Bancorp, Inc.	13,950	290,857
Howard Bancorp, Inc.*	200	4,358
Independent Bank Corp.	6,100	145,607
Independent Bank Corp./MA	25,237	2,057,573
Independent Bank Group, Inc.	18,055	1,302,668
International Bancshares Corp.	31,390	1,330,622
Investors Bancorp, Inc.	139,840	2,118,576
Lakeland Bancorp, Inc.	17,135	325,394
Lakeland Financial Corp.	13,800	1,105,932
Live Oak Bancshares, Inc.	17,500	1,527,575
Macatawa Bank Corp.	13,400	118,188
Mercantile Bank Corp.	5,200	182,156
Meta Financial Group, Inc.	20,800	1,240,928
Metrocity Bankshares, Inc.	3,700	101,861
Metropolitan Bank Holding Corp.*	900	95,877
Midland States Bancorp, Inc.	6,400	158,656
MidWestOne Financial Group, Inc.	4,700	152,139
National Bank Holdings Corp., Class A	23,000	1,010,620
NBT Bancorp, Inc.	24,582	946,899
Nicolet Bankshares, Inc.*	2,100	180,075
Northrim BanCorp, Inc.	3,300	143,418
OceanFirst Financial Corp.	33,479	743,234
OFG Bancorp	38,600	1,025,216
Old National Bancorp	98,605	1,786,723
Old Second Bancorp, Inc.	13,600	171,224
Origin Bancorp, Inc.	8,900	381,988
Orrstown Financial Services, Inc.	200	5,040
Pacific Premier Bancorp, Inc.	43,333	1,734,620
Park National Corp.	7,648	1,050,147
Peapack-Gladstone Financial Corp.	5,800	205,320
Peoples Bancorp, Inc.	10,028	318,991
Peoples Financial Services Corp.	3,000	158,070
Preferred Bank	4,300	308,697
Primis Financial Corp.	7,100	106,784
QCR Holdings, Inc.	5,600	313,600
RBB Bancorp	3,200	83,840
Red River Bancshares, Inc.	700	37,450
Renasant Corp.	32,281	1,225,064
Republic Bancorp, Inc., Class A	3,500	177,940
Republic First Bancorp, Inc.*	19,800	73,656
S&T Bancorp, Inc.	21,057	663,717
Sandy Spring Bancorp, Inc.	26,548	1,276,428
Seacoast Banking Corp. of Florida	32,100	1,136,019
ServisFirst Bancshares, Inc.	25,200	2,140,488
Sierra Bancorp	6,266	170,122
Silvergate Capital Corp., Class A*	12,500	1,852,500
Simmons First National Corp., Class A	62,428	1,846,620
SmartFinancial, Inc.	100	2,736
South Plains Financial, Inc.	1,000	27,810
Southern First Bancshares, Inc.*	3,100	193,719
Southside Bancshares, Inc.	16,089	672,842
SouthState Corp.	40,394	3,235,963
Spirit of Texas Bancshares, Inc.	700	20,146
Stock Yards Bancorp, Inc.	12,150	776,142
Summit Financial Group, Inc.	4,900	134,505
Texas Capital Bancshares, Inc.*	29,200	1,759,300
Tompkins Financial Corp.	8,300	693,714
Towne Bank	43,621	1,377,987
TriCo Bancshares	22,012	945,636
TriState Capital Holdings, Inc.*	8,700	263,262
Triumph Bancorp, Inc.*	12,200	1,452,776
Trustmark Corp.	38,680	1,255,553
UMB Financial Corp.	25,418	2,697,104
United Bankshares, Inc.	66,464	2,411,314
United Community Banks, Inc.	51,100	1,836,534
Univest Financial Corp.	12,025	359,788
Valley National Bancorp	195,986	2,694,807
Veritex Holdings, Inc.	29,770	1,184,251
Washington Trust Bancorp, Inc.	8,000	450,960
WesBanco, Inc.	42,267	1,478,922
West BanCorp, Inc.	7,800	242,346
Westamerica Bancorp	14,174	818,265

		129,950,305

Capital Markets (1.6%)
Artisan Partners Asset Management, Inc., Class A	28,700	1,367,268
AssetMark Financial Holdings, Inc.*	4,100	107,461

See Notes to Financial Statements.

1406

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Associated Capital Group, Inc., Class A	3,600	$154,800
B Riley Financial, Inc.	10,274	912,948
BGC Partners, Inc., Class A	175,800	817,470
Blucora, Inc.*	17,700	306,564
Brightsphere Investment Group, Inc.	25,700	657,920
Cohen & Steers, Inc.	11,809	1,092,450
Cowen, Inc., Class A	11,850	427,785
Diamond Hill Investment Group, Inc.	1,013	196,755
Donnelley Financial Solutions, Inc.*	15,800	744,812
Federated Hermes, Inc.	54,100	2,033,078
Focus Financial Partners, Inc., Class A*	30,024	1,793,033
GAMCO Investors, Inc., Class A	6,200	154,876
Greenhill & Co., Inc.	8,500	152,405
Hamilton Lane, Inc., Class A	16,900	1,751,178
Houlihan Lokey, Inc.	28,800	2,981,376
Moelis & Co., Class A	29,000	1,812,790
Open Lending Corp., Class A*	53,800	1,209,424
Oppenheimer Holdings, Inc., Class A	400	18,548
Piper Sandler Cos.	8,300	1,481,633
PJT Partners, Inc., Class A	12,800	948,352
Pzena Investment Management, Inc., Class A	14,411	136,472
Sculptor Capital Management, Inc.	8,400	179,340
StepStone Group, Inc., Class A	19,300	802,301
StoneX Group, Inc.*	8,600	526,750
Virtus Investment Partners, Inc.	3,978	1,181,864
WisdomTree Investments, Inc.	52,600	321,912

		24,271,565

Consumer Finance (0.9%)
Atlanticus Holdings Corp.*	800	57,056
Curo Group Holdings Corp.	20,300	325,003
Encore Capital Group, Inc.*	15,600	968,916
Enova International, Inc.*	16,113	659,988
EZCORP, Inc., Class A*	10,996	81,041
FirstCash Holdings, Inc.	23,535	1,760,653
Green Dot Corp., Class A*	32,400	1,174,176
LendingClub Corp.*	49,400	1,194,492
LendingTree, Inc.*	6,000	735,600
Navient Corp.	85,800	1,820,676
Nelnet, Inc., Class A	11,569	1,130,060
Oportun Financial Corp.*	1,400	28,350
PRA Group, Inc.*	28,848	1,448,458
PROG Holdings, Inc.*	37,200	1,678,092
Regional Management Corp.	4,000	229,840
World Acceptance Corp.*	2,681	657,998

		13,950,399

Diversified Financial Services (0.1%)
Alerus Financial Corp.	1,000	29,280
Banco Latinoamericano de Comercio Exterior SA, Class E	11,281	187,265
Cannae Holdings, Inc.*	48,800	1,715,320
Marlin Business Services Corp.	3,400	79,152

		2,011,017

Insurance (2.0%)
Ambac Financial Group, Inc.*	13,600	218,280
American Equity Investment Life Holding Co.	49,493	1,926,268
American National Group, Inc.	3,800	717,592
AMERISAFE, Inc.	10,900	586,747
Argo Group International Holdings Ltd.	18,985	1,103,218
Bright Health Group, Inc. (x)*	11,500	39,560
BRP Group, Inc., Class A*	19,000	686,090
Citizens, Inc. (x)*	25,449	135,134
CNO Financial Group, Inc.	60,501	1,442,344
Crawford & Co., Class A	300	2,247
Donegal Group, Inc., Class A	7,244	103,517
eHealth, Inc.*	14,700	374,850
Employers Holdings, Inc.	19,701	815,227
Enstar Group Ltd.*	6,488	1,606,364
Genworth Financial, Inc., Class A*	284,700	1,153,035
Goosehead Insurance, Inc., Class A	9,100	1,183,728
Greenlight Capital Re Ltd., Class A*	13,593	106,569
HCI Group, Inc.	2,600	217,204
Heritage Insurance Holdings, Inc.	9,300	54,684
Horace Mann Educators Corp.	23,037	891,532
Independence Holding Co.	2,000	113,360
Investors Title Co.	600	118,290
James River Group Holdings Ltd.	16,800	484,008
Kinsale Capital Group, Inc.	10,400	2,474,056
MBIA, Inc.*	36,900	582,651
National Western Life Group, Inc., Class A	500	107,220
NI Holdings, Inc.*	1,600	30,256
Palomar Holdings, Inc.*	10,500	680,085
ProAssurance Corp.	29,700	751,410
RLI Corp.	21,796	2,443,332
Safety Insurance Group, Inc.	8,275	703,623
Selective Insurance Group, Inc.	32,632	2,673,866
Selectquote, Inc.*	70,977	643,052
SiriusPoint Ltd.*	37,600	305,688
State Auto Financial Corp.	5,634	291,221
Stewart Information Services Corp.	12,627	1,006,751
Tiptree, Inc.	9,900	136,917
Trupanion, Inc.*	19,700	2,600,991
United Fire Group, Inc.	9,164	212,513
United Insurance Holdings Corp.	13,200	57,288
Universal Insurance Holdings, Inc.	8,200	139,400

		29,920,168

Mortgage Real Estate Investment Trusts (REITs) (1.1%)
Apollo Commercial Real Estate Finance, Inc. (REIT)	86,007	1,131,852
Arbor Realty Trust, Inc. (REIT)	59,500	1,090,040
ARMOUR Residential REIT, Inc. (REIT) (x)	16,400	160,884
Blackstone Mortgage Trust, Inc. (REIT), Class A	79,400	2,431,228
BrightSpire Capital, Inc. (REIT)	37,100	380,646
Broadmark Realty Capital, Inc. (REIT)	74,200	699,706

See Notes to Financial Statements.

1407

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Chimera Investment Corp. (REIT)	110,700	$1,669,356
Ellington Financial, Inc. (REIT)	10,000	170,900
Franklin BSP Realty Trust, Inc. (REIT)	14,143	211,296
Granite Point Mortgage Trust, Inc. (REIT)	22,000	257,620
Great Ajax Corp. (REIT)	10,528	138,549
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	40,600	2,156,672
Invesco Mortgage Capital, Inc. (REIT)	103,693	288,267
KKR Real Estate Finance Trust, Inc. (REIT)	6,800	141,644
Ladder Capital Corp. (REIT)	64,748	776,329
MFA Financial, Inc. (REIT)	261,800	1,193,808
New York Mortgage Trust, Inc. (REIT)	215,600	802,032
PennyMac Mortgage Investment Trust (REIT)	50,445	874,212
Ready Capital Corp. (REIT)	27,056	422,885
Redwood Trust, Inc. (REIT)	54,391	717,417
TPG RE Finance Trust, Inc. (REIT)	28,300	348,656
Two Harbors Investment Corp. (REIT)	158,000	911,660

		16,975,659

Thrifts & Mortgage Finance (1.6%)
Axos Financial, Inc.*	34,400	1,923,304
Bridgewater Bancshares, Inc.*	4,200	74,298
Capitol Federal Financial, Inc.	78,400	888,272
Columbia Financial, Inc.*	19,300	402,598
Essent Group Ltd.	62,600	2,850,178
Federal Agricultural Mortgage Corp., Class C	3,600	446,148
Flagstar Bancorp, Inc.	29,200	1,399,848
Hingham Institution For Savings (The)	700	293,916
Home Bancorp, Inc.	3,800	157,738
Kearny Financial Corp.	60,511	801,771
Luther Burbank Corp.	9,700	136,188
Merchants Bancorp	2,500	118,325
Mr Cooper Group, Inc.*	43,088	1,792,892
NMI Holdings, Inc., Class A*	46,300	1,011,655
Northfield Bancorp, Inc.	13,483	217,885
Northwest Bancshares, Inc.	64,710	916,293
PCSB Financial Corp.	800	15,232
PennyMac Financial Services, Inc.	18,200	1,269,996
Premier Financial Corp.	19,233	594,492
Provident Financial Services, Inc.	40,115	971,585
Radian Group, Inc.	102,800	2,172,164
Southern Missouri Bancorp, Inc.	3,900	203,463
TrustCo Bank Corp.	7,490	249,492
Walker & Dunlop, Inc.	15,845	2,390,694
Washington Federal, Inc.	44,800	1,495,424
Waterstone Financial, Inc.	10,600	231,716
WSFS Financial Corp.	29,553	1,481,196

		24,506,763

Total Financials		241,585,876

Health Care (17.8%)
Biotechnology (8.0%)
2seventy bio, Inc. (x)*	11,633	298,154
4D Molecular Therapeutics, Inc.*	2,900	63,626
89bio, Inc.*	4,300	56,201
ACADIA Pharmaceuticals, Inc.*	61,800	1,442,412
Acumen Pharmaceuticals, Inc. (x)*	1,000	6,760
Adagio Therapeutics, Inc. (x)*	10,700	77,682
Adicet Bio, Inc.*	1,700	29,733
Adverum Biotechnologies, Inc. (x)*	65,300	114,928
Aeglea BioTherapeutics, Inc.*	11,500	54,625
Affimed NV*	60,600	334,512
Agenus, Inc.*	71,800	231,196
Agios Pharmaceuticals, Inc.*	31,800	1,045,266
Akebia Therapeutics, Inc.*	108,235	244,611
Akero Therapeutics, Inc.*	11,300	238,995
Akouos, Inc. (x)*	3,700	31,450
Albireo Pharma, Inc.*	12,300	286,467
Aldeyra Therapeutics, Inc.*	7,600	30,400
Alector, Inc.*	26,700	551,355
Aligos Therapeutics, Inc. (x)*	3,100	36,797
Alkermes plc*	82,800	1,925,928
Allakos, Inc.*	18,000	176,220
Allogene Therapeutics, Inc.*	27,951	417,029
Allovir, Inc.*	8,900	115,166
Alpine Immune Sciences, Inc. (x)*	1,600	22,160
Altimmune, Inc. (x)*	22,900	209,764
ALX Oncology Holdings, Inc.*	9,400	202,006
Amicus Therapeutics, Inc.*	144,800	1,672,440
AnaptysBio, Inc.*	13,900	483,025
Anavex Life Sciences Corp.*	32,000	554,880
Anika Therapeutics, Inc.*	11,100	397,713
Annexon, Inc.*	6,400	73,536
Apellis Pharmaceuticals, Inc.*	32,400	1,531,872
Applied Molecular Transport, Inc. (x)*	11,900	166,362
Applied Therapeutics, Inc.*	5,300	47,435
AquaBounty Technologies, Inc. (x)*	11,500	24,150
Arbutus Biopharma Corp. (x)*	14,100	54,849
Arcturus Therapeutics Holdings, Inc. (x)*	12,200	451,522
Arcus Biosciences, Inc.*	17,600	712,272
Arcutis Biotherapeutics, Inc.*	11,000	228,140
Ardelyx, Inc.*	49,700	54,670
Arena Pharmaceuticals, Inc.*	32,433	3,014,323
Arrowhead Pharmaceuticals, Inc.*	57,100	3,785,730
Atara Biotherapeutics, Inc.*	33,300	524,808
Athenex, Inc.*	48,600	66,096
Athersys, Inc. (x)*	153,600	138,639
Atossa Therapeutics, Inc.*	65,400	104,640
Atreca, Inc., Class A (x)*	12,600	38,178
Avalo Therapeutics, Inc. (x)*	19,100	32,470
Avid Bioservices, Inc.*	26,400	770,352
Avidity Biosciences, Inc.*	7,000	166,390
Avita Medical, Inc.*	1,900	22,762
Avrobio, Inc.*	17,100	65,835
Beam Therapeutics, Inc.*	24,200	1,928,498

See Notes to Financial Statements.

1408

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Beyondspring, Inc. (x)*	16,100	$72,933
BioAtla, Inc.*	9,400	184,522
BioCryst Pharmaceuticals, Inc.*	94,800	1,312,980
Biohaven Pharmaceutical Holding Co. Ltd.*	27,200	3,748,432
Biomea Fusion, Inc. (x)*	1,000	7,450
Bioxcel Therapeutics, Inc.*	9,500	193,135
Black Diamond Therapeutics, Inc. (x)*	17,600	93,808
Bluebird Bio, Inc.*	34,900	348,651
Blueprint Medicines Corp.*	30,300	3,245,433
Bolt Biotherapeutics, Inc. (x)*	2,000	9,800
Bridgebio Pharma, Inc. (x)*	56,051	934,931
Brooklyn ImmunoTherapeutics, Inc. (x)*	25,600	106,752
C4 Therapeutics, Inc.*	17,800	573,160
Cardiff Oncology, Inc.*	4,100	24,641
CareDx, Inc.*	26,800	1,218,864
Caribou Biosciences, Inc.*	5,300	79,977
Catalyst Pharmaceuticals, Inc.*	74,300	503,011
Celcuity, Inc.*	800	10,552
Celldex Therapeutics, Inc.*	20,200	780,528
CEL-SCI Corp. (x)*	20,700	146,970
Century Therapeutics, Inc. (x)*	1,000	15,860
Cerevel Therapeutics Holdings, Inc.*	20,200	654,884
ChemoCentryx, Inc.*	29,200	1,063,172
Chimerix, Inc.*	44,900	288,707
Chinook Therapeutics, Inc.*	17,060	278,249
Clene, Inc. (x)*	1,500	6,150
Clovis Oncology, Inc. (x)*	114,100	309,211
Codiak Biosciences, Inc.*	1,200	13,368
Cogent Biosciences, Inc. (x)*	3,200	27,456
Coherus Biosciences, Inc.*	41,300	659,148
Cortexyme, Inc. (x)*	14,600	184,252
Crinetics Pharmaceuticals, Inc.*	15,600	443,196
Cue Biopharma, Inc.*	18,400	208,104
Cullinan Oncology, Inc. (x)*	9,700	149,671
Curis, Inc.*	39,000	185,640
Cyteir Therapeutics, Inc. (x)*	800	9,096
Cytokinetics, Inc.*	39,900	1,818,642
CytomX Therapeutics, Inc.*	37,000	160,210
Day One Biopharmaceuticals, Inc. (x)*	600	10,110
Deciphera Pharmaceuticals, Inc.*	21,600	211,032
Denali Therapeutics, Inc.*	46,900	2,091,740
DermTech, Inc. (x)*	12,200	192,760
Design Therapeutics, Inc.*	3,000	64,230
Dynavax Technologies Corp. (x)*	52,750	742,192
Dyne Therapeutics, Inc. (x)*	4,400	52,316
Eagle Pharmaceuticals, Inc.*	6,200	315,704
Editas Medicine, Inc.*	32,000	849,600
Eiger BioPharmaceuticals, Inc.*	9,300	48,267
Emergent BioSolutions, Inc.*	24,800	1,078,056
Enanta Pharmaceuticals, Inc.*	8,800	658,064
Epizyme, Inc.*	45,600	114,000
Erasca, Inc. (x)*	3,800	59,204
Evelo Biosciences, Inc. (x)*	7,000	42,490
Exagen, Inc.*	900	10,467
Fate Therapeutics, Inc.*	40,300	2,357,953
FibroGen, Inc.*	48,200	679,620
Finch Therapeutics Group, Inc.*	1,100	10,967
Foghorn Therapeutics, Inc.*	1,400	32,018
Forma Therapeutics Holdings, Inc.*	16,100	228,942
Forte Biosciences, Inc. (x)*	1,300	2,782
Fortress Biotech, Inc.*	16,300	40,750
Frequency Therapeutics, Inc. (x)*	21,100	108,243
G1 Therapeutics, Inc. (x)*	19,100	195,011
Gemini Therapeutics, Inc. (x)*	6,100	17,751
Generation Bio Co.*	21,887	154,960
Geron Corp. (x)*	338,011	412,373
Global Blood Therapeutics, Inc.*	30,900	904,443
Gossamer Bio, Inc.*	29,200	330,252
Graphite Bio, Inc.*	2,500	31,075
Greenwich Lifesciences, Inc. (x)*	1,500	36,495
Gritstone bio, Inc. (x)*	28,600	367,796
GT Biopharma, Inc. (x)*	3,900	11,895
Halozyme Therapeutics, Inc.*	71,435	2,872,401
Harpoon Therapeutics, Inc.*	9,900	74,745
Heron Therapeutics, Inc. (x)*	53,600	489,368
Homology Medicines, Inc.*	27,300	99,372
Hookipa Pharma, Inc.*	9,000	20,970
Humanigen, Inc. (x)*	12,500	46,500
iBio, Inc. (x)*	135,800	74,554
Icosavax, Inc. (x)*	1,000	22,880
Ideaya Biosciences, Inc.*	9,700	229,308
IGM Biosciences, Inc. (x)*	5,200	152,516
Imago Biosciences, Inc. (x)*	1,100	26,081
Immuneering Corp., Class A (x)*	700	11,319
Immunic, Inc. (x)*	5,300	50,721
ImmunityBio, Inc. (x)*	28,600	173,888
ImmunoGen, Inc.*	125,368	930,231
Immunovant, Inc.*	43,000	366,360
Impel Neuropharma, Inc. (x)*	600	5,178
Infinity Pharmaceuticals, Inc.*	16,100	36,225
Inhibrx, Inc.*	14,100	615,747
Inovio Pharmaceuticals, Inc. (x)*	136,800	682,632
Inozyme Pharma, Inc.*	1,300	8,866
Insmed, Inc.*	58,400	1,590,816
Instil Bio, Inc. (x)*	6,800	116,348
Intellia Therapeutics, Inc.*	34,800	4,114,752
Intercept Pharmaceuticals, Inc. (x)*	16,400	267,156
Invitae Corp.*	103,400	1,578,918
Ironwood Pharmaceuticals, Inc.*	105,700	1,232,462
iTeos Therapeutics, Inc.*	11,300	526,128
IVERIC bio, Inc.*	52,700	881,144
Janux Therapeutics, Inc.*	900	17,757
Jounce Therapeutics, Inc.*	32,600	272,210
KalVista Pharmaceuticals, Inc.*	7,500	99,225
Karuna Therapeutics, Inc.*	11,500	1,506,500
Karyopharm Therapeutics, Inc.*	42,200	271,346
Keros Therapeutics, Inc.*	7,200	421,272
Kezar Life Sciences, Inc.*	27,200	454,784
Kiniksa Pharmaceuticals Ltd., Class A*	23,200	273,064
Kinnate Biopharma, Inc. (x)*	2,000	35,440
Kodiak Sciences, Inc.*	17,800	1,509,084
Kronos Bio, Inc. (x)*	20,000	271,800
Krystal Biotech, Inc.*	13,400	937,330
Kura Oncology, Inc.*	30,600	428,400

See Notes to Financial Statements.

1409

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Kymera Therapeutics, Inc.*	14,900	$946,001
Lexicon Pharmaceuticals, Inc. (x)*	50,111	197,437
Ligand Pharmaceuticals, Inc.*	9,626	1,486,832
Lineage Cell Therapeutics, Inc. (x)*	16,900	41,405
Lyell Immunopharma, Inc.*	3,400	26,316
MacroGenics, Inc.*	34,700	556,935
Madrigal Pharmaceuticals, Inc.*	6,500	550,810
Magenta Therapeutics, Inc.*	12,900	57,147
MannKind Corp. (x)*	120,000	524,400
MEI Pharma, Inc.*	6,500	17,355
MeiraGTx Holdings plc*	14,700	348,978
Mersana Therapeutics, Inc.*	31,600	196,552
MiMedx Group, Inc.*	57,300	346,092
Mirum Pharmaceuticals, Inc.*	10,400	165,880
Molecular Templates, Inc. (x)*	22,100	86,632
Monte Rosa Therapeutics, Inc.*	1,500	30,630
Morphic Holding, Inc.*	10,700	506,966
Mustang Bio, Inc.*	35,300	58,598
Myriad Genetics, Inc.*	39,200	1,081,920
Neoleukin Therapeutics, Inc.*	8,200	39,524
NexImmune, Inc. (x)*	400	1,844
Nkarta, Inc.*	13,600	208,760
Nurix Therapeutics, Inc.*	16,200	468,990
Nuvalent, Inc., Class A (x)*	900	17,136
Ocugen, Inc. (x)*	95,300	433,615
Olema Pharmaceuticals, Inc. (x)*	9,100	85,176
Omega Therapeutics, Inc. (x)*	600	6,798
Oncocyte Corp.*	4,900	10,633
Oncorus, Inc. (x)*	1,200	6,324
Oncternal Therapeutics, Inc. (x)*	9,000	20,430
OPKO Health, Inc.*	230,900	1,110,629
Organogenesis Holdings, Inc.*	33,500	309,540
ORIC Pharmaceuticals, Inc.*	19,400	285,180
Outlook Therapeutics, Inc. (x)*	8,500	11,560
Oyster Point Pharma, Inc. (x)*	5,400	98,604
Passage Bio, Inc. (x)*	14,300	90,805
PDL BioPharma, Inc. (r)(x)*	111,727	189,371
PMV Pharmaceuticals, Inc.*	7,900	182,490
Portage Biotech, Inc. (x)*	400	4,292
Poseida Therapeutics, Inc.*	3,000	20,430
Praxis Precision Medicines, Inc.*	6,000	118,200
Precigen, Inc. (x)*	55,700	206,647
Precision BioSciences, Inc.*	29,700	219,780
Prelude Therapeutics, Inc. (x)*	16,100	200,445
Prometheus Biosciences, Inc. (x)*	2,900	114,666
Protagonist Therapeutics, Inc.*	21,300	728,460
Prothena Corp. plc*	17,600	869,440
PTC Therapeutics, Inc.*	39,000	1,553,370
Puma Biotechnology, Inc.*	28,800	87,552
Radius Health, Inc.*	25,500	176,460
Rallybio Corp.*	800	7,632
RAPT Therapeutics, Inc.*	19,000	697,870
Recursion Pharmaceuticals, Inc., Class A (x)*	58,281	998,354
REGENXBIO, Inc.*	22,800	745,560
Relay Therapeutics, Inc.*	24,600	755,466
Reneo Pharmaceuticals, Inc. (x)*	900	7,695
Replimune Group, Inc.*	11,200	303,520
REVOLUTION Medicines, Inc.*	30,600	770,202
Rhythm Pharmaceuticals, Inc.*	22,600	225,548
Rigel Pharmaceuticals, Inc.*	101,740	269,611
Rocket Pharmaceuticals, Inc.*	18,800	410,404
Rubius Therapeutics, Inc.*	34,100	330,088
Sana Biotechnology, Inc.*	43,600	674,928
Sangamo Therapeutics, Inc.*	56,600	424,500
Scholar Rock Holding Corp.*	14,100	350,244
Selecta Biosciences, Inc.*	44,600	145,396
Sensei Biotherapeutics, Inc. (x)*	700	4,060
Seres Therapeutics, Inc.*	46,900	390,677
Sesen Bio, Inc.*	76,900	62,674
Shattuck Labs, Inc. (x)*	4,100	34,891
Sigilon Therapeutics, Inc.*	3,000	8,280
Silverback Therapeutics, Inc. (x)*	4,700	31,302
Solid Biosciences, Inc.*	29,100	50,925
Sorrento Therapeutics, Inc. (x)*	134,500	625,425
Spectrum Pharmaceuticals, Inc.*	104,965	133,306
Spero Therapeutics, Inc.*	6,328	101,311
SpringWorks Therapeutics, Inc.*	15,100	935,898
Spruce Biosciences, Inc. (x)*	800	3,568
SQZ Biotechnologies Co. (x)*	2,300	20,539
Stoke Therapeutics, Inc.*	9,000	215,910
Summit Therapeutics, Inc.*	2,700	7,263
Surface Oncology, Inc.*	12,600	60,228
Sutro Biopharma, Inc.*	12,300	183,024
Syndax Pharmaceuticals, Inc.*	17,300	378,697
Syros Pharmaceuticals, Inc. (x)*	41,200	134,312
Talaris Therapeutics, Inc.*	1,900	29,051
Taysha Gene Therapies, Inc. (x)*	3,000	34,950
TCR2 Therapeutics, Inc.*	17,600	82,016
Tenaya Therapeutics, Inc. (x)*	1,000	18,950
TG Therapeutics, Inc.*	62,500	1,187,500
Tonix Pharmaceuticals Holding Corp. (x)*	101,100	36,163
Travere Therapeutics, Inc.*	27,500	853,600
Trevena, Inc. (x)*	21,100	12,291
Turning Point Therapeutics, Inc.*	23,683	1,129,679
Twist Bioscience Corp.*	25,512	1,974,374
UroGen Pharma Ltd. (x)*	11,900	113,169
Vanda Pharmaceuticals, Inc.*	34,600	542,874
Vaxart, Inc. (x)*	43,500	272,745
Vaxcyte, Inc. (x)*	12,800	304,512
VBI Vaccines, Inc.*	99,100	231,894
Veracyte, Inc.*	32,200	1,326,640
Verastem, Inc.*	60,100	123,205
Vericel Corp.*	21,900	860,670
Verve Therapeutics, Inc. (x)*	8,000	294,960
Viking Therapeutics, Inc.*	42,600	195,960
Vincerx Pharma, Inc. (x)*	1,500	15,285
Vir Biotechnology, Inc.*	36,600	1,532,442
Viracta Therapeutics, Inc.*	3,900	14,235
VistaGen Therapeutics, Inc.*	19,800	38,610
Vor BioPharma, Inc.*	1,900	22,078
Werewolf Therapeutics, Inc.*	1,100	13,101
XBiotech, Inc. (x)	15,700	174,741
Xencor, Inc.*	32,200	1,291,864
XOMA Corp. (x)*	800	16,680
Y-mAbs Therapeutics, Inc.*	17,300	280,433
Zentalis Pharmaceuticals, Inc.*	16,054	1,349,499
ZIOPHARM Oncology, Inc. (x)*	111,725	121,780

		121,785,228

See Notes to Financial Statements.

1410

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Health Care Equipment & Supplies (3.3%)
Accelerate Diagnostics, Inc. (x)*	23,800	$124,236
Accuray, Inc.*	68,147	325,061
Acutus Medical, Inc.*	5,600	19,096
Alphatec Holdings, Inc.*	50,700	579,501
AngioDynamics, Inc.*	18,800	518,504
Apyx Medical Corp.*	4,400	56,408
Asensus Surgical, Inc. (x)*	116,300	129,093
Aspira Women’s Health, Inc. (x)*	25,500	45,135
AtriCure, Inc.*	27,700	1,925,981
Atrion Corp.	800	563,920
Avanos Medical, Inc.*	26,300	911,821
Axogen, Inc.*	26,100	244,557
Axonics, Inc.*	21,500	1,204,000
BioLife Solutions, Inc.*	8,500	316,795
Bioventus, Inc., Class A*	4,362	63,205
Butterfly Network, Inc. (x)*	92,200	616,818
Cardiovascular Systems, Inc.*	18,300	343,674
Cerus Corp.*	93,500	636,735
ClearPoint Neuro, Inc. (x)*	3,600	40,392
CONMED Corp.	15,787	2,237,965
CryoLife, Inc.*	18,068	367,684
CryoPort, Inc.*	19,300	1,141,981
Cutera, Inc.*	15,500	640,460
CytoSorbents Corp.*	25,300	106,007
DarioHealth Corp. (x)*	3,100	40,207
Eargo, Inc.*	7,300	37,230
Glaukos Corp.*	22,922	1,018,654
Haemonetics Corp.*	26,000	1,379,040
Heska Corp.*	4,900	894,201
Inari Medical, Inc.*	17,499	1,597,134
Inogen, Inc.*	9,400	319,600
Integer Holdings Corp.*	17,518	1,499,366
Intersect ENT, Inc.*	17,500	477,925
Invacare Corp.*	32,600	88,672
iRadimed Corp.*	4,900	226,429
iRhythm Technologies, Inc.*	16,000	1,883,040
Lantheus Holdings, Inc.*	34,800	1,005,372
LeMaitre Vascular, Inc.	9,200	462,116
LivaNova plc*	27,800	2,430,554
Meridian Bioscience, Inc.*	25,677	523,811
Merit Medical Systems, Inc.*	25,907	1,614,006
Mesa Laboratories, Inc.	2,300	754,607
Natus Medical, Inc.*	19,400	460,362
Neogen Corp.*	60,844	2,762,926
Neuronetics, Inc.*	3,600	16,056
NeuroPace, Inc. (x)*	1,200	12,096
Nevro Corp.*	19,400	1,572,758
NuVasive, Inc.*	28,409	1,490,904
OraSure Technologies, Inc.*	31,086	270,137
Ortho Clinical Diagnostics Holdings plc*	47,934	1,025,308
Orthofix Medical, Inc.*	10,000	310,900
OrthoPediatrics Corp.*	5,800	347,188
Outset Medical, Inc.*	23,600	1,087,724
PAVmed, Inc. (x)*	47,900	117,834
Pulmonx Corp. (x)*	13,100	420,117
Pulse Biosciences, Inc. (x)*	13,761	203,801
Quotient Ltd. (x)*	21,900	56,721
Retractable Technologies, Inc. (x)*	13,900	96,327
SeaSpine Holdings Corp.*	15,000	204,300
Senseonics Holdings, Inc. (x)*	214,400	572,448
Shockwave Medical, Inc.*	17,423	3,107,044
SI-BONE, Inc.*	13,400	297,614
Sientra, Inc.*	48,100	176,527
Sight Sciences, Inc. (x)*	2,000	35,140
Silk Road Medical, Inc.*	18,300	779,763
STAAR Surgical Co.*	24,600	2,245,980
Stereotaxis, Inc.*	11,400	70,680
Surmodics, Inc.*	7,821	376,581
Tactile Systems Technology, Inc.*	8,700	165,561
Talis Biomedical Corp. (x)*	3,200	12,832
TransMedics Group, Inc.*	9,600	183,936
Treace Medical Concepts, Inc.*	4,800	89,472
Utah Medical Products, Inc.	2,600	260,000
Vapotherm, Inc.*	11,900	246,449
Varex Imaging Corp.*	21,600	681,480
ViewRay, Inc.*	95,700	527,307
Wright Medical Group NV Escrow (r)*	80,733	—
Zynex, Inc. (x)*	18,000	179,460

		49,874,726

Health Care Providers & Services (3.1%)
1Life Healthcare, Inc.*	60,200	1,057,714
Accolade, Inc.*	25,996	685,254
AdaptHealth Corp.*	40,797	997,895
Addus HomeCare Corp.*	7,000	654,570
Agiliti, Inc. (x)*	8,000	185,280
Alignment Healthcare, Inc.*	7,700	108,262
AMN Healthcare Services, Inc.*	27,200	3,327,376
Apollo Medical Holdings, Inc. (x)*	18,700	1,374,076
Apria, Inc.*	7,800	254,280
Aveanna Healthcare Holdings, Inc.*	16,500	122,100
Biodesix, Inc.*	1,000	5,290
Brookdale Senior Living, Inc.*	104,400	538,704
Castle Biosciences, Inc.*	11,000	471,570
Community Health Systems, Inc.*	64,100	853,171
CorVel Corp.*	4,500	936,000
Covetrus, Inc.*	64,200	1,282,074
Cross Country Healthcare, Inc.*	28,795	799,349
Ensign Group, Inc. (The)	28,800	2,418,048
Fulgent Genetics, Inc. (x)*	10,300	1,036,077
Hanger, Inc.*	20,500	371,665
HealthEquity, Inc.*	43,100	1,906,744
InfuSystem Holdings, Inc.*	1,900	32,357
Innovage Holding Corp. (x)*	12,500	62,500
Joint Corp. (The)*	5,300	348,157
LHC Group, Inc.*	17,207	2,361,317
LifeStance Health Group, Inc. (x)*	9,100	86,632
Magellan Health, Inc.*	13,815	1,312,287
MEDNAX, Inc.*	47,800	1,300,638
ModivCare, Inc.*	6,723	996,954
National HealthCare Corp.	7,200	489,168
National Research Corp.	7,625	316,590
Ontrak, Inc. (x)*	8,800	55,352
Option Care Health, Inc.*	75,575	2,149,353
Owens & Minor, Inc.	36,800	1,600,800
Patterson Cos., Inc.	45,800	1,344,230
Pennant Group, Inc. (The)*	14,400	332,352
PetIQ, Inc. (x)*	9,900	224,829

See Notes to Financial Statements.

1411

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Privia Health Group, Inc.*	10,100	$261,287
Progyny, Inc.*	32,600	1,641,410
R1 RCM, Inc.*	67,900	1,730,771
RadNet, Inc.*	24,800	746,728
Select Medical Holdings Corp.	59,303	1,743,508
Sharps Compliance Corp.*	4,700	33,511
SOC Telemed, Inc. (x)*	9,300	11,904
Surgery Partners, Inc.*	16,400	875,924
Tenet Healthcare Corp.*	58,200	4,754,358
Tivity Health, Inc.*	33,301	880,478
Triple-S Management Corp.*	14,543	518,894
US Physical Therapy, Inc.	6,907	659,964
Viemed Healthcare, Inc.*	7,800	40,716

		46,298,468

Health Care Technology (1.1%)
Allscripts Healthcare Solutions, Inc.*	72,200	1,332,090
American Well Corp., Class A*	100,500	607,020
Castlight Health, Inc., Class B*	14,400	22,176
Computer Programs and Systems, Inc.*	10,002	293,059
Convey Health Solutions Holdings, Inc. (x)*	1,100	9,196
Evolent Health, Inc., Class A*	37,700	1,043,159
Forian, Inc. (x)	1,800	16,236
Health Catalyst, Inc.*	23,100	915,222
HealthStream, Inc.*	13,000	342,680
iCAD, Inc.*	3,900	28,080
Inspire Medical Systems, Inc.*	15,100	3,473,906
Multiplan Corp. (x)*	114,600	507,678
NantHealth, Inc.*	11,300	11,921
NextGen Healthcare, Inc.*	30,276	538,610
Omnicell, Inc.*	23,155	4,178,088
OptimizeRx Corp.*	8,700	540,357
Phreesia, Inc.*	24,700	1,029,002
Schrodinger, Inc.*	23,395	814,848
Simulations Plus, Inc. (x)	6,900	326,370
Tabula Rasa HealthCare, Inc. (x)*	9,700	145,500
Vocera Communications, Inc.*	15,700	1,017,988

		17,193,186

Life Sciences Tools & Services (0.8%)
Absci Corp. (x)*	2,200	18,040
Akoya Biosciences, Inc. (x)*	2,200	33,682
Alpha Teknova, Inc.*	700	14,336
Berkeley Lights, Inc.*	24,700	449,046
Bionano Genomics, Inc. (x)*	145,200	434,148
ChromaDex Corp. (x)*	21,900	81,906
Codexis, Inc.*	28,400	888,068
Cytek Biosciences, Inc. (x)*	2,200	35,904
Fluidigm Corp. (x)*	55,300	216,776
Harvard Bioscience, Inc.*	5,500	38,775
Inotiv, Inc. (x)*	3,800	159,866
MaxCyte, Inc.*	6,000	61,140
Medpace Holdings, Inc.*	15,600	3,395,184
NanoString Technologies, Inc.*	21,800	920,614
NeoGenomics, Inc.*	57,900	1,975,548
Pacific Biosciences of California, Inc.*	97,000	1,984,620
Personalis, Inc.*	15,600	222,612
Quanterix Corp.*	12,900	546,960
Rapid Micro Biosystems, Inc., Class A*	900	9,576
Seer, Inc. (x)*	21,000	479,010
Singular Genomics Systems, Inc. (x)*	1,100	12,716

		11,978,527

Pharmaceuticals (1.5%)
9 Meters Biopharma, Inc. (x)*	37,400	36,603
Aclaris Therapeutics, Inc.*	14,800	215,192
Aerie Pharmaceuticals, Inc.*	31,300	219,726
Amneal Pharmaceuticals, Inc.*	70,766	338,969
Amphastar Pharmaceuticals, Inc.*	20,400	475,116
Ampio Pharmaceuticals, Inc. (x)*	19,400	11,058
Angion Biomedica Corp. (x)*	1,000	2,900
ANI Pharmaceuticals, Inc.*	6,850	315,648
Antares Pharma, Inc.*	78,900	281,673
Arvinas, Inc.*	22,800	1,872,792
Atea Pharmaceuticals, Inc.*	33,300	297,702
Athira Pharma, Inc. (x)*	27,400	357,022
Axsome Therapeutics, Inc. (x)*	18,700	706,486
BioDelivery Sciences International, Inc.*	53,200	164,920
Cara Therapeutics, Inc.*	25,400	309,372
Cassava Sciences, Inc. (x)*	17,600	769,120
Citius Pharmaceuticals, Inc. (x)*	117,500	180,950
Collegium Pharmaceutical, Inc.*	21,500	401,620
Corcept Therapeutics, Inc.*	68,300	1,352,340
CorMedix, Inc. (x)*	8,900	40,495
Cymabay Therapeutics, Inc. (x)*	66,300	224,094
Durect Corp. (x)*	18,600	18,338
Edgewise Therapeutics, Inc. (x)*	3,300	50,424
Endo International plc*	125,100	470,376
Esperion Therapeutics, Inc. (x)*	12,800	64,000
Evolus, Inc. (x)*	32,900	214,179
EyePoint Pharmaceuticals, Inc. (x)*	1,200	14,688
Fulcrum Therapeutics, Inc. (x)*	8,800	155,672
Harmony Biosciences Holdings, Inc.*	11,400	486,096
Ikena Oncology, Inc. (x)*	1,000	12,540
Innoviva, Inc.*	47,500	819,375
Intra-Cellular Therapies, Inc.*	35,400	1,852,836
Kala Pharmaceuticals, Inc. (x)*	55,400	67,034
Kaleido Biosciences, Inc. (x)*	5,500	13,145
KemPharm, Inc. (x)*	11,400	99,294
Landos Biopharma, Inc.*	1,300	6,240
Marinus Pharmaceuticals, Inc. (x)*	6,100	72,468
Mind Medicine MindMed, Inc. (x)*	166,200	229,356
NGM Biopharmaceuticals, Inc.*	18,300	324,093
Nuvation Bio, Inc. (x)*	80,380	683,230
Ocular Therapeutix, Inc.*	43,200	301,104
Omeros Corp. (x)*	23,200	149,176
Oramed Pharmaceuticals, Inc. (x)*	11,700	167,076
Pacira BioSciences, Inc.*	28,300	1,702,811
Paratek Pharmaceuticals, Inc.*	34,000	152,660
Phathom Pharmaceuticals, Inc.*	8,300	163,261

See Notes to Financial Statements.

1412

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Phibro Animal Health Corp., Class A	10,550	$215,431
Pliant Therapeutics, Inc. (x)*	13,700	184,950
Prestige Consumer Healthcare, Inc.*	29,800	1,807,370
Provention Bio, Inc. (x)*	46,100	259,082
Rain Therapeutics, Inc. (x)*	1,500	19,320
Reata Pharmaceuticals, Inc., Class A*	14,200	374,454
Relmada Therapeutics, Inc. (x)*	9,200	207,276
Revance Therapeutics, Inc.*	35,400	577,728
Seelos Therapeutics, Inc. (x)*	41,100	66,993
SIGA Technologies, Inc.*	33,300	250,416
Supernus Pharmaceuticals, Inc.*	26,500	772,740
Tarsus Pharmaceuticals, Inc.*	1,500	33,750
Terns Pharmaceuticals, Inc. (x)*	1,100	7,777
TherapeuticsMD, Inc. (x)*	246,400	87,595
Theravance Biopharma, Inc.*	34,700	383,435
Verrica Pharmaceuticals, Inc. (x)*	7,100	65,036
WaVe Life Sciences Ltd.*	25,100	78,814
Zogenix, Inc.*	32,012	520,195

		22,775,632

Total Health Care		269,905,767

Industrials (15.1%)
Aerospace & Defense (0.6%)
AAR Corp.*	19,012	742,038
Aerojet Rocketdyne Holdings, Inc.	39,300	1,837,668
AeroVironment, Inc.*	11,621	720,851
AerSale Corp. (x)*	2,200	39,028
Astronics Corp.*	13,900	166,800
Ducommun, Inc.*	3,300	154,341
Kaman Corp.	16,392	707,315
Kratos Defense & Security Solutions, Inc.*	61,000	1,183,400
Maxar Technologies, Inc.	39,400	1,163,482
Moog, Inc., Class A	18,353	1,486,043
National Presto Industries, Inc.	1,800	147,654
PAE, Inc.*	11,300	112,209
Park Aerospace Corp.	11,672	154,070
Parsons Corp.*	13,600	457,640
Triumph Group, Inc.*	27,700	513,281
Vectrus, Inc.*	2,200	100,694

		9,686,514

Air Freight & Logistics (0.4%)
Air Transport Services Group, Inc.*	29,400	863,772
Atlas Air Worldwide Holdings, Inc.*	14,327	1,348,457
Forward Air Corp.	17,140	2,075,483
Hub Group, Inc., Class A*	19,033	1,603,340
Radiant Logistics, Inc.*	20,100	146,529

		6,037,581

Airlines (0.3%)
Allegiant Travel Co.*	7,577	1,417,202
Frontier Group Holdings, Inc.*	4,200	56,994
Hawaiian Holdings, Inc.*	30,300	556,611
Mesa Air Group, Inc.*	5,200	29,120
SkyWest, Inc.*	29,400	1,155,420
Spirit Airlines, Inc.*	49,900	1,090,315
Sun Country Airlines Holdings, Inc.*	7,600	207,100

		4,512,762

Building Products (1.4%)
AAON, Inc.	23,200	1,842,776
American Woodmark Corp.*	9,500	619,400
Apogee Enterprises, Inc.	15,900	765,585
Caesarstone Ltd.	12,400	140,616
Cornerstone Building Brands, Inc.*	21,600	376,704
CSW Industrials, Inc.	8,300	1,003,138
Gibraltar Industries, Inc.*	18,200	1,213,576
Griffon Corp.	16,443	468,297
Insteel Industries, Inc.	5,100	203,031
JELD-WEN Holding, Inc.*	38,026	1,002,365
Masonite International Corp.*	13,500	1,592,325
PGT Innovations, Inc.*	32,300	726,427
Quanex Building Products Corp.	9,267	229,636
Resideo Technologies, Inc.*	71,500	1,861,145
Simpson Manufacturing Co., Inc.	23,819	3,312,508
UFP Industries, Inc.	34,062	3,134,045
View, Inc. (x)*	4,900	19,159
Zurn Water Solutions Corp.	61,200	2,227,680

		20,738,413

Commercial Services & Supplies (1.7%)
ABM Industries, Inc.	36,832	1,504,587
ACCO Brands Corp.	38,986	322,024
Brady Corp., Class A	26,641	1,435,950
BrightView Holdings, Inc.*	10,000	140,800
Brink’s Co. (The)	28,200	1,849,074
Casella Waste Systems, Inc., Class A*	24,700	2,109,874
CECO Environmental Corp.*	15,100	94,073
Cimpress plc*	11,200	802,032
CoreCivic, Inc. (REIT)*	66,400	662,008
Deluxe Corp.	28,061	901,039
Ennis, Inc.	7,456	145,616
Harsco Corp.*	46,500	777,015
Healthcare Services Group, Inc.	39,669	705,711
Heritage-Crystal Clean, Inc.*	7,400	236,948
HNI Corp.	26,041	1,095,024
Interface, Inc.	11,498	183,393
KAR Auction Services, Inc.*	74,500	1,163,690
Kimball International, Inc., Class B	9,300	95,139
Matthews International Corp., Class A	18,359	673,225
MillerKnoll, Inc.	41,289	1,618,116
Montrose Environmental Group, Inc.*	11,500	810,865
NL Industries, Inc.	5,045	37,333
Pitney Bowes, Inc.	105,100	696,813
SP Plus Corp.*	4,700	132,634
Steelcase, Inc., Class A	47,672	558,716
Team, Inc.*	6,900	7,521
Tetra Tech, Inc.	27,137	4,607,863
UniFirst Corp.	8,705	1,831,532
US Ecology, Inc.*	17,931	572,716

See Notes to Financial Statements.

1413

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Viad Corp.*	9,724	$416,090
VSE Corp.	3,000	182,820

		26,370,241

Construction & Engineering (1.5%)
Ameresco, Inc., Class A*	14,200	1,156,448
API Group Corp.*	93,100	2,399,187
Arcosa, Inc.	27,500	1,449,250
Argan, Inc.	2,600	100,594
Comfort Systems USA, Inc.	20,743	2,052,312
Construction Partners, Inc., Class A*	14,700	432,327
Dycom Industries, Inc.*	17,516	1,642,300
EMCOR Group, Inc.	29,999	3,821,573
Fluor Corp.*	81,300	2,013,801
Granite Construction, Inc.	26,435	1,023,035
Great Lakes Dredge & Dock Corp.*	31,200	490,464
IES Holdings, Inc.*	3,400	172,176
Matrix Service Co.*	8,500	63,920
MYR Group, Inc.*	6,300	696,465
Northwest Pipe Co.*	200	6,360
NV5 Global, Inc.*	5,600	773,472
Primoris Services Corp.	21,700	520,366
Sterling Construction Co., Inc.*	3,400	89,420
Tutor Perini Corp.*	16,095	199,095
WillScot Mobile Mini Holdings Corp.*	105,510	4,309,028

		23,411,593

Electrical Equipment (1.0%)
Allied Motion Technologies, Inc.	3,150	114,944
American Superconductor Corp.*	200	2,176
Array Technologies, Inc.*	65,900	1,033,971
Atkore, Inc.*	26,200	2,913,178
AZZ, Inc.	14,586	806,460
Blink Charging Co. (x)*	18,800	498,388
Bloom Energy Corp., Class A*	71,900	1,576,767
Encore Wire Corp.	11,628	1,663,967
EnerSys	25,039	1,979,583
FuelCell Energy, Inc. (x)*	159,000	826,800
GrafTech International Ltd.	88,000	1,041,040
Powell Industries, Inc.	3,500	103,215
Preformed Line Products Co.	100	6,470
Stem, Inc.*	57,660	1,093,810
Thermon Group Holdings, Inc.*	9,200	155,756
TPI Composites, Inc.*	16,300	243,848
Vicor Corp.*	9,400	1,193,612

		15,253,985

Machinery (3.9%)
Alamo Group, Inc.	5,400	794,772
Albany International Corp., Class A	16,391	1,449,784
Altra Industrial Motion Corp.	33,531	1,729,194
Astec Industries, Inc.	10,543	730,314
Barnes Group, Inc.	29,106	1,356,049
Blue Bird Corp.*	2,300	35,972
Chart Industries, Inc.*	19,421	3,097,455
CIRCOR International, Inc.*	4,209	114,401
Columbus McKinnon Corp.	11,100	513,486
Desktop Metal, Inc., Class A*	76,100	376,695
Douglas Dynamics, Inc.	11,600	453,096
Energy Recovery, Inc.*	4,000	85,960
Enerpac Tool Group Corp.	32,513	659,364
EnPro Industries, Inc.	12,954	1,425,847
ESCO Technologies, Inc.	14,552	1,309,534
Evoqua Water Technologies Corp.*	61,970	2,897,098
Federal Signal Corp.	34,400	1,490,896
Franklin Electric Co., Inc.	26,452	2,501,301
Gorman-Rupp Co. (The)	5,137	228,853
Greenbrier Cos., Inc. (The)	16,300	748,007
Helios Technologies, Inc.	20,950	2,203,311
Hillenbrand, Inc.	41,438	2,154,362
Hydrofarm Holdings Group, Inc.*	19,600	554,484
Hyliion Holdings Corp. (x)*	60,500	375,100
Hyster-Yale Materials Handling, Inc.	1,600	65,760
Ideanomics, Inc. (x)*	210,800	252,960
John Bean Technologies Corp.	18,031	2,768,840
Kadant, Inc.	6,200	1,428,976
Kennametal, Inc.	44,700	1,605,177
Lindsay Corp.	6,075	923,400
Luxfer Holdings plc	9,100	175,721
Manitowoc Co., Inc. (The)*	4,275	79,472
Meritor, Inc.*	47,235	1,170,483
Miller Industries, Inc.	4,400	146,960
Mueller Industries, Inc.	32,514	1,930,031
Mueller Water Products, Inc., Class A	89,493	1,288,699
Nikola Corp. (x)*	103,500	1,021,545
NN, Inc.*	13,600	55,760
Omega Flex, Inc.	1,200	152,340
Park-Ohio Holdings Corp.	4,800	101,616
Proto Labs, Inc.*	16,900	867,815
RBC Bearings, Inc.*	14,300	2,888,171
REV Group, Inc.	10,500	148,575
Shyft Group, Inc. (The)	15,400	756,602
SPX Corp.*	23,500	1,402,480
SPX FLOW, Inc.	21,800	1,885,264
Standex International Corp.	7,279	805,494
Tennant Co.	11,231	910,160
Terex Corp.	35,900	1,577,805
Trinity Industries, Inc.	44,800	1,352,960
Wabash National Corp.	27,700	540,704
Watts Water Technologies, Inc., Class A	16,359	3,176,427
Welbilt, Inc.*	73,500	1,747,095

		58,512,627

Marine (0.2%)
Costamare, Inc.	9,000	113,850
Genco Shipping & Trading Ltd.	6,000	96,000
Matson, Inc.	24,800	2,232,744

		2,442,594

Professional Services (1.7%)
Acacia Research Corp.*	15,841	81,264
ASGN, Inc.*	29,200	3,603,280
Barrett Business Services, Inc.	1,800	124,308
CBIZ, Inc.*	27,400	1,071,888
CRA International, Inc.	2,400	224,064

See Notes to Financial Statements.

1414

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Exponent, Inc.	29,292	$3,419,255
First Advantage Corp.*	4,000	76,160
Forrester Research, Inc.*	4,000	234,920
Franklin Covey Co.*	5,900	273,524
Heidrick & Struggles International, Inc.	3,400	148,682
Huron Consulting Group, Inc.*	12,444	620,956
ICF International, Inc.	10,400	1,066,520
Insperity, Inc.	21,374	2,524,483
KBR, Inc.	70,900	3,376,258
Kelly Services, Inc., Class A	5,234	87,774
Kforce, Inc.	12,100	910,162
Korn Ferry	32,852	2,487,882
ManTech International Corp., Class A	14,141	1,031,303
Mistras Group, Inc.*	5,800	43,094
Resources Connection, Inc.	10,795	192,583
TriNet Group, Inc.*	22,800	2,171,928
TrueBlue, Inc.*	15,815	437,601
Upwork, Inc.*	60,200	2,056,432
Willdan Group, Inc.*	2,000	70,400

		26,334,721

Road & Rail (0.9%)
ArcBest Corp.	15,400	1,845,690
Avis Budget Group, Inc.*	20,902	4,334,448
Covenant Logistics Group, Inc.*	3,300	87,219
Daseke, Inc.*	2,400	24,096
Heartland Express, Inc.	22,655	381,057
Marten Transport Ltd.	32,874	564,118
Saia, Inc.*	13,400	4,516,202
Universal Logistics Holdings, Inc.	2,900	54,694
Werner Enterprises, Inc.	35,166	1,676,011

		13,483,535

Trading Companies & Distributors (1.5%)
Alta Equipment Group, Inc.*	1,900	27,816
Applied Industrial Technologies, Inc.	20,888	2,145,198
Beacon Roofing Supply, Inc.*	28,776	1,650,303
Boise Cascade Co.	22,700	1,616,240
Custom Truck One Source, Inc. (x)*	3,000	24,000
DXP Enterprises, Inc.*	5,500	141,185
GATX Corp.	17,800	1,854,582
Global Industrial Co.	5,471	223,764
GMS, Inc.*	22,400	1,346,464
H&E Equipment Services, Inc.	17,900	792,433
Herc Holdings, Inc.	13,900	2,176,045
Lawson Products, Inc.*	1,500	82,125
McGrath RentCorp	13,445	1,079,096
MRC Global, Inc.*	29,300	201,584
NOW, Inc.*	42,800	365,512
Rush Enterprises, Inc., Class A	25,350	1,410,474
Rush Enterprises, Inc., Class B	5,500	296,835
Textainer Group Holdings Ltd.	29,800	1,064,158
Titan Machinery, Inc.*	2,900	97,701
Triton International Ltd.	33,900	2,041,797
Veritiv Corp.*	7,900	968,303
WESCO International, Inc.*	22,492	2,959,722
Willis Lease Finance Corp.*	300	11,295

		22,576,632

Total Industrials		229,361,198

Information Technology (14.4%)
Communications Equipment (0.7%)
ADTRAN, Inc.	14,906	340,304
CalAmp Corp.*	20,900	147,554
Calix, Inc.*	30,000	2,399,100
Casa Systems, Inc.*	22,900	129,843
Clearfield, Inc.*	6,000	506,520
Comtech Telecommunications Corp.	8,900	210,841
Digi International, Inc.*	8,400	206,388
DZS, Inc.*	3,000	48,660
Extreme Networks, Inc.*	66,800	1,048,760
Harmonic, Inc.*	29,559	347,614
Infinera Corp.*	86,261	827,243
Inseego Corp. (x)*	30,500	177,815
KVH Industries, Inc.*	2,600	23,894
NETGEAR, Inc.*	18,629	544,153
NetScout Systems, Inc.*	40,654	1,344,834
Plantronics, Inc.*	19,159	562,125
Ribbon Communications, Inc.*	23,848	144,281
Viavi Solutions, Inc.*	132,700	2,338,174

		11,348,103

Electronic Equipment, Instruments & Components (2.5%)
Advanced Energy Industries, Inc.	22,703	2,067,335
Aeva Technologies, Inc. (x)*	33,200	250,992
Akoustis Technologies, Inc. (x)*	9,500	63,460
Arlo Technologies, Inc.*	41,290	433,132
Badger Meter, Inc.	17,060	1,817,914
Belden, Inc.	25,035	1,645,550
Benchmark Electronics, Inc.	28,448	770,941
CTS Corp.	18,000	660,960
Daktronics, Inc.*	26,600	134,330
ePlus, Inc.*	14,600	786,648
Fabrinet*	20,000	2,369,400
FARO Technologies, Inc.*	10,567	739,901
II-VI, Inc. (x)*	57,571	3,933,826
Insight Enterprises, Inc.*	20,443	2,179,224
Iteris, Inc.*	7,400	29,600
Itron, Inc.*	23,100	1,582,812
Kimball Electronics, Inc.*	14,000	304,640
Knowles Corp.*	50,700	1,183,845
Methode Electronics, Inc.	20,900	1,027,653
MicroVision, Inc. (x)*	81,700	409,317
Napco Security Technologies, Inc.*	6,200	309,876
nLight, Inc.*	19,300	462,235
Novanta, Inc.*	19,300	3,403,169
OSI Systems, Inc.*	10,068	938,338
Ouster, Inc. (x)*	9,200	47,840
PAR Technology Corp. (x)*	11,500	606,855
PC Connection, Inc.	5,100	219,963
Plexus Corp.*	14,075	1,349,652
Rogers Corp.*	10,384	2,834,832
Sanmina Corp.*	42,200	1,749,612
ScanSource, Inc.*	9,939	348,660
TTM Technologies, Inc.*	52,901	788,225
Velodyne Lidar, Inc. (x)*	26,100	121,104
Vishay Intertechnology, Inc.	76,500	1,673,055
Vishay Precision Group, Inc.*	7,700	285,824

		37,530,720

See Notes to Financial Statements.

1415

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
IT Services (1.6%)
BigCommerce Holdings, Inc.*	24,200	$855,954
Brightcove, Inc.*	16,000	163,520
Cass Information Systems, Inc.	7,978	313,695
Conduent, Inc.*	92,800	495,552
CSG Systems International, Inc.	18,365	1,058,191
DigitalOcean Holdings, Inc. (x)*	25,000	2,008,250
Evertec, Inc.	37,900	1,894,242
Evo Payments, Inc., Class A*	23,900	611,840
ExlService Holdings, Inc.*	18,700	2,707,199
Flywire Corp. (x)*	31,854	1,212,363
GreenSky, Inc., Class A*	27,200	308,992
Grid Dynamics Holdings, Inc.*	21,300	808,761
Hackett Group, Inc. (The)	14,019	287,810
I3 Verticals, Inc., Class A*	6,200	141,298
International Money Express, Inc.*	9,600	153,216
LiveRamp Holdings, Inc.*	37,785	1,811,791
MAXIMUS, Inc.	31,668	2,522,990
MoneyGram International, Inc.*	24,000	189,360
Paya Holdings, Inc.*	41,500	263,110
Perficient, Inc.*	16,400	2,120,356
Rackspace Technology, Inc.*	15,000	202,050
Repay Holdings Corp.*	43,700	798,399
StarTek, Inc.*	4,000	20,880
TTEC Holdings, Inc.	10,425	943,984
Tucows, Inc., Class A (x)*	3,100	259,842
Unisys Corp.*	33,864	696,582
Verra Mobility Corp.*	71,700	1,106,331

		23,956,558

Semiconductors & Semiconductor Equipment (3.8%)
Alpha & Omega Semiconductor Ltd.*	9,500	575,320
Ambarella, Inc.*	18,400	3,733,176
Amkor Technology, Inc.	57,800	1,432,862
Axcelis Technologies, Inc.*	16,700	1,245,152
AXT, Inc.*	1,800	15,858
CEVA, Inc.*	11,400	492,936
CMC Materials, Inc.	17,980	3,446,586
Cohu, Inc.*	22,631	862,015
Diodes, Inc.*	21,908	2,405,718
FormFactor, Inc.*	39,481	1,805,071
Ichor Holdings Ltd.*	14,500	667,435
Impinj, Inc.*	9,200	816,040
Kulicke & Soffa Industries, Inc.	31,600	1,913,064
Lattice Semiconductor Corp.*	68,500	5,278,610
MACOM Technology Solutions Holdings, Inc.*	23,213	1,817,578
MaxLinear, Inc.*	41,693	3,143,235
Meta Materials, Inc. (x)*	110,600	272,076
NeoPhotonics Corp.*	7,900	121,423
NVE Corp.	2,043	139,537
Onto Innovation, Inc.*	23,632	2,392,267
PDF Solutions, Inc.*	11,100	352,869
Photronics, Inc.*	30,600	576,810
Power Integrations, Inc.	32,348	3,004,806
Rambus, Inc.*	62,400	1,833,936
Semtech Corp.*	37,096	3,298,947
Silicon Laboratories, Inc.*	20,170	4,163,491
SiTime Corp.*	6,600	1,930,764
SkyWater Technology, Inc. (x)*	2,300	37,306
SMART Global Holdings, Inc.*	5,200	369,148
SunPower Corp. (x)*	42,900	895,323
Synaptics, Inc.*	20,137	5,829,863
Ultra Clean Holdings, Inc.*	22,200	1,273,392
Veeco Instruments, Inc.*	26,786	762,598

		56,905,212

Software (5.6%)
8x8, Inc.*	58,200	975,432
A10 Networks, Inc.	14,000	232,120
ACI Worldwide, Inc.*	66,216	2,297,695
Agilysys, Inc.*	10,100	449,046
Alarm.com Holdings, Inc.*	26,100	2,213,541
Alkami Technology, Inc.*	3,100	62,186
Altair Engineering, Inc., Class A*	21,800	1,685,576
American Software, Inc., Class A	10,500	274,785
Appfolio, Inc., Class A*	10,400	1,259,024
Appian Corp. (x)*	19,900	1,297,679
Asana, Inc., Class A*	38,200	2,847,810
Avaya Holdings Corp.*	58,500	1,158,300
Benefitfocus, Inc.*	17,400	185,484
Blackbaud, Inc.*	27,087	2,139,331
Blackline, Inc.*	28,900	2,992,306
Bottomline Technologies DE, Inc.*	23,491	1,326,537
Box, Inc., Class A*	81,100	2,124,009
BTRS Holdings, Inc., Class A*	9,600	75,072
Cerence, Inc.*	21,200	1,624,768
ChannelAdvisor Corp.*	8,900	219,652
CommVault Systems, Inc.*	22,214	1,530,989
Consensus Cloud Solutions, Inc.*	7,759	449,013
CoreCard Corp. (x)*	3,700	143,560
Couchbase, Inc. (x)*	4,800	119,808
CS Disco, Inc. (x)*	3,100	110,825
Digimarc Corp. (x)*	4,900	193,452
Digital Turbine, Inc.*	47,500	2,897,025
Domo, Inc., Class B*	14,000	694,400
E2open Parent Holdings, Inc. (x)*	81,900	922,194
Ebix, Inc.	10,500	319,200
Envestnet, Inc.*	30,600	2,427,804
EverCommerce, Inc. (x)*	3,100	48,825
GTY Technology Holdings, Inc.*	4,800	32,160
Instructure Holdings, Inc. (x)*	1,100	26,378
Intapp, Inc. (x)*	1,400	35,224
InterDigital, Inc.	19,925	1,427,228
JFrog Ltd.*	26,600	790,020
Kaltura, Inc. (x)*	1,800	6,066
LivePerson, Inc.*	33,100	1,182,332
Marathon Digital Holdings, Inc. (x)*	49,300	1,619,998
MeridianLink, Inc. (x)*	900	19,422
MicroStrategy, Inc., Class A (x)*	4,009	2,182,860
Mimecast Ltd.*	32,500	2,586,025
Mitek Systems, Inc.*	11,100	197,025
Model N, Inc.*	19,700	591,591
Momentive Global, Inc.*	68,800	1,455,120
OneSpan, Inc.*	15,200	257,336
PagerDuty, Inc.*	41,700	1,449,075
Ping Identity Holding Corp.*	25,000	572,000
Progress Software Corp.	28,777	1,389,066
PROS Holdings, Inc.*	22,600	779,474
Q2 Holdings, Inc.*	28,600	2,271,984

See Notes to Financial Statements.

1416

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Qualys, Inc.*	19,200	$2,634,624
Rapid7, Inc.*	27,200	3,201,168
Rimini Street, Inc.*	800	4,776
Riot Blockchain, Inc. (x)*	43,500	971,355
Sailpoint Technologies Holdings, Inc.*	48,500	2,344,490
Sapiens International Corp. NV	14,100	485,745
SecureWorks Corp., Class A*	15,600	249,132
ShotSpotter, Inc.*	6,000	177,120
Smith Micro Software, Inc.*	800	3,936
Sprout Social, Inc., Class A*	22,800	2,067,732
SPS Commerce, Inc.*	19,200	2,733,120
Sumo Logic, Inc.*	42,100	570,876
Telos Corp.*	20,100	309,942
Tenable Holdings, Inc.*	46,800	2,577,276
Upland Software, Inc.*	12,700	227,838
Varonis Systems, Inc.*	54,000	2,634,120
Verint Systems, Inc.*	35,751	1,877,285
VirnetX Holding Corp. (x)*	7,900	20,540
Vonage Holdings Corp.*	128,100	2,663,199
Workiva, Inc.*	21,600	2,818,584
Xperi Holding Corp.	58,883	1,113,478
Yext, Inc.*	62,600	620,992
Zuora, Inc., Class A*	48,200	900,376

		85,375,536

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp.*	60,700	1,307,478
Avid Technology, Inc.*	20,800	677,456
Corsair Gaming, Inc. (x)*	14,400	302,544
Diebold Nixdorf, Inc.*	26,200	237,110
Quantum Corp.*	5,800	32,016
Super Micro Computer, Inc.*	25,600	1,125,120

		3,681,724

Total Information Technology		218,797,853

Materials (3.8%)
Chemicals (2.0%)
AdvanSix, Inc.	13,400	633,150
American Vanguard Corp.	9,000	147,510
Amyris, Inc. (x)*	86,300	466,883
Avient Corp.	48,200	2,696,790
Balchem Corp.	17,985	3,032,271
Cabot Corp.	29,000	1,629,800
Chase Corp.	3,900	388,284
Danimer Scientific, Inc. (x)*	35,500	302,460
Ecovyst, Inc.	16,200	165,888
Ferro Corp.*	52,173	1,138,937
FutureFuel Corp.	9,100	69,524
GCP Applied Technologies, Inc.*	20,900	661,694
Hawkins, Inc.	5,700	224,865
HB Fuller Co.	28,859	2,337,579
Ingevity Corp.*	24,100	1,727,970
Innospec, Inc.	13,600	1,228,624
Koppers Holdings, Inc.*	8,313	260,197
Kraton Corp.*	17,000	787,440
Kronos Worldwide, Inc.	12,700	190,627
Livent Corp.*	83,771	2,042,337
Minerals Technologies, Inc.	19,850	1,452,027
Orion Engineered Carbons SA*	33,700	618,732
Quaker Chemical Corp.	7,400	1,707,772
Rayonier Advanced Materials, Inc.*	14,300	81,653
Sensient Technologies Corp.	20,725	2,073,743
Stepan Co.	11,288	1,402,986
Tredegar Corp.	1,629	19,255
Trinseo plc	25,400	1,332,484
Tronox Holdings plc, Class A	58,400	1,403,352

		30,224,834

Construction Materials (0.2%)
Summit Materials, Inc., Class A*	63,188	2,536,366
United States Lime & Minerals, Inc.	300	38,706

		2,575,072

Containers & Packaging (0.3%)
Greif, Inc., Class A	14,700	887,439
Greif, Inc., Class B	2,900	173,362
Myers Industries, Inc.	15,100	302,151
O-I Glass, Inc.*	90,400	1,087,512
Ranpak Holdings Corp.*	19,000	714,020
TriMas Corp.	26,900	995,300
UFP Technologies, Inc.*	2,900	203,754

		4,363,538

Metals & Mining (1.2%)
Allegheny Technologies, Inc.*	70,900	1,129,437
Arconic Corp.*	57,400	1,894,774
Carpenter Technology Corp.	28,500	831,915
Century Aluminum Co.*	9,700	160,632
Coeur Mining, Inc.*	133,936	675,037
Commercial Metals Co.	65,900	2,391,511
Compass Minerals International, Inc.	19,400	990,952
Constellium SE*	63,400	1,135,494
Haynes International, Inc.	5,533	223,146
Hecla Mining Co.	302,409	1,578,575
Kaiser Aluminum Corp.	10,191	957,343
Materion Corp.	11,445	1,052,253
MP Materials Corp. (x)*	37,600	1,707,792
Novagold Resources, Inc.*	130,900	897,974
Olympic Steel, Inc.	6,600	155,100
Ryerson Holding Corp.	15,800	411,590
Schnitzer Steel Industries, Inc., Class A	10,400	539,968
SunCoke Energy, Inc.	18,510	121,981
TimkenSteel Corp.*	10,400	171,600
Warrior Met Coal, Inc.	23,900	614,469
Worthington Industries, Inc.	20,480	1,119,437

		18,760,980

Paper & Forest Products (0.1%)
Clearwater Paper Corp.*	7,538	276,418
Glatfelter Corp.	23,115	397,578
Neenah, Inc.	8,800	407,264
Schweitzer-Mauduit International, Inc.	16,964	507,224
Verso Corp., Class A	3,500	94,570

		1,683,054

Total Materials		57,607,478

See Notes to Financial Statements.

1417

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Real Estate (7.4%)
Equity Real Estate Investment Trusts (REITs) (6.6%)
Acadia Realty Trust (REIT)	45,373	$990,493
Agree Realty Corp. (REIT)	34,700	2,476,192
Alexander & Baldwin, Inc. (REIT)	42,186	1,058,447
Alexander’s, Inc. (REIT)	375	97,612
American Assets Trust, Inc. (REIT)	24,218	908,902
American Finance Trust, Inc. (REIT)	60,500	552,365
Apartment Investment and Management Co. (REIT), Class A*	76,900	593,668
Apple Hospitality REIT, Inc. (REIT)	108,400	1,750,660
Armada Hoffler Properties, Inc. (REIT)	9,600	146,112
Brandywine Realty Trust (REIT)	87,600	1,175,592
Broadstone Net Lease, Inc. (REIT)	73,400	1,821,788
BRT Apartments Corp. (REIT)	2,600	62,374
CareTrust REIT, Inc. (REIT)	54,013	1,233,117
CatchMark Timber Trust, Inc. (REIT), Class A	14,100	122,811
Centerspace (REIT)	6,949	770,644
Chatham Lodging Trust (REIT)*	19,500	267,540
City Office REIT, Inc. (REIT)	23,500	463,420
Clipper Realty, Inc. (REIT)	4,100	40,754
Community Healthcare Trust, Inc. (REIT)	12,200	576,694
CorePoint Lodging, Inc. (REIT)*	26,750	419,975
Corporate Office Properties Trust (REIT)	58,300	1,630,651
CTO Realty Growth, Inc. (REIT) (x)	2,826	173,573
DiamondRock Hospitality Co. (REIT)*	115,298	1,108,014
DigitalBridge Group, Inc. (REIT)*	280,100	2,333,233
Diversified Healthcare Trust (REIT)	124,300	384,087
Easterly Government Properties, Inc. (REIT)	38,100	873,252
EastGroup Properties, Inc. (REIT)	21,727	4,950,497
Empire State Realty Trust, Inc. (REIT), Class A	73,800	656,820
Equity Commonwealth (REIT)*	60,500	1,566,950
Essential Properties Realty Trust, Inc. (REIT)	57,400	1,654,842
Farmland Partners, Inc. (REIT)	14,800	176,860
Four Corners Property Trust, Inc. (REIT)	46,300	1,361,683
Franklin Street Properties Corp. (REIT)	29,499	175,519
GEO Group, Inc. (The) (REIT) (x)	60,100	465,775
Getty Realty Corp. (REIT)	26,475	849,583
Gladstone Commercial Corp. (REIT)	5,000	128,850
Gladstone Land Corp. (REIT)	900	30,384
Global Medical REIT, Inc. (REIT)	30,200	536,050
Global Net Lease, Inc. (REIT)	47,766	729,864
Healthcare Realty Trust, Inc. (REIT)	68,958	2,181,831
Hersha Hospitality Trust (REIT)*	8,819	80,870
Independence Realty Trust, Inc. (REIT)	48,700	1,257,921
Indus Realty Trust, Inc. (REIT)	619	50,176
Industrial Logistics Properties Trust (REIT)	44,973	1,126,574
Innovative Industrial Properties, Inc. (REIT)	12,000	3,154,920
iStar, Inc. (REIT) (x)	39,400	1,017,702
Kite Realty Group Trust (REIT)	124,222	2,705,555
LTC Properties, Inc. (REIT)	21,469	732,952
LXP Industrial Trust (REIT)	165,286	2,581,767
Macerich Co. (The) (REIT)	102,000	1,762,560
Monmouth Real Estate Investment Corp. (REIT)	51,551	1,083,087
National Health Investors, Inc. (REIT)	23,728	1,363,648
National Storage Affiliates Trust (REIT)	41,000	2,837,200
NETSTREIT Corp. (REIT)	20,500	469,450
NexPoint Residential Trust, Inc. (REIT)	9,600	804,768
Office Properties Income Trust (REIT)	26,231	651,578
One Liberty Properties, Inc. (REIT)	6,133	216,372
Outfront Media, Inc. (REIT)	75,100	2,014,182
Paramount Group, Inc. (REIT)	96,400	803,976
Pebblebrook Hotel Trust (REIT)	78,412	1,754,076
Physicians Realty Trust (REIT)	118,000	2,221,940
Piedmont Office Realty Trust, Inc. (REIT), Class A	71,600	1,316,008
PotlatchDeltic Corp. (REIT)	36,552	2,201,161
Preferred Apartment Communities, Inc. (REIT), Class A	8,400	151,704
PS Business Parks, Inc. (REIT)	11,580	2,132,689
Retail Opportunity Investments Corp. (REIT)	61,700	1,209,320
Retail Value, Inc. (REIT)	6,733	43,226
RLJ Lodging Trust (REIT)	96,886	1,349,622
RPT Realty (REIT)	28,400	379,992
Ryman Hospitality Properties, Inc. (REIT)*	28,234	2,596,399
Sabra Health Care REIT, Inc. (REIT)	119,323	1,615,633
Safehold, Inc. (REIT)	10,000	798,500
Saul Centers, Inc. (REIT)	4,100	217,382
Seritage Growth Properties (REIT), Class A (x)*	1,700	22,559
Service Properties Trust (REIT)	94,600	831,534
SITE Centers Corp. (REIT)	88,300	1,397,789
STAG Industrial, Inc. (REIT)	84,800	4,067,008
Summit Hotel Properties, Inc. (REIT)*	53,300	520,208
Sunstone Hotel Investors, Inc. (REIT)*	124,778	1,463,646
Tanger Factory Outlet Centers, Inc. (REIT) (x)	51,300	989,064
Terreno Realty Corp. (REIT)	37,300	3,181,317
UMH Properties, Inc. (REIT)	21,400	584,862
Uniti Group, Inc. (REIT)	104,700	1,466,847
Universal Health Realty Income Trust (REIT)	5,550	330,059
Urban Edge Properties (REIT)	64,100	1,217,900
Urstadt Biddle Properties, Inc. (REIT), Class A	9,389	199,986

See Notes to Financial Statements.

1418

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Veris Residential, Inc. (REIT)*	51,100	$939,218
Washington REIT (REIT)	42,117	1,088,724
Whitestone REIT (REIT)	6,900	69,897
Xenia Hotels & Resorts, Inc. (REIT)*	63,000	1,140,930

		99,711,936

Real Estate Management & Development (0.8%)
Cushman & Wakefield plc*	57,996	1,289,831
Douglas Elliman, Inc.*	38,904	447,396
eXp World Holdings, Inc. (x)	32,000	1,078,080
Forestar Group, Inc.*	7,333	159,493
FRP Holdings, Inc.*	4,000	231,200
Kennedy-Wilson Holdings, Inc.	69,624	1,662,621
Marcus & Millichap, Inc.*	15,900	818,214
Newmark Group, Inc., Class A	84,124	1,573,119
Rafael Holdings, Inc., Class B*	600	3,060
RE/MAX Holdings, Inc., Class A	4,800	146,352
Realogy Holdings Corp.*	64,400	1,082,564
Redfin Corp.*	53,897	2,069,106
RMR Group, Inc. (The), Class A	6,826	236,725
St Joe Co. (The)	18,100	942,105
Tejon Ranch Co.*	7,402	141,230

		11,881,096

Total Real Estate		111,593,032

Utilities (2.7%)
Electric Utilities (0.7%)
ALLETE, Inc.	28,423	1,885,866
MGE Energy, Inc.	20,079	1,651,498
Otter Tail Corp.	22,725	1,623,020
PNM Resources, Inc.	45,881	2,092,632
Portland General Electric Co.	45,432	2,404,261

		9,657,277

Gas Utilities (0.9%)
Brookfield Infrastructure Corp., Class A	27,719	1,892,099
Chesapeake Utilities Corp.	8,950	1,305,000
New Jersey Resources Corp.	53,822	2,209,931
Northwest Natural Holding Co.	17,142	836,187
ONE Gas, Inc.	23,600	1,831,124
South Jersey Industries, Inc.	51,252	1,338,702
Southwest Gas Holdings, Inc.	32,736	2,293,157
Spire, Inc.	23,352	1,523,017

		13,229,217

Independent Power and Renewable Electricity Producers (0.3%)
Clearway Energy, Inc., Class A	15,300	512,244
Clearway Energy, Inc., Class C	41,682	1,501,802
Ormat Technologies, Inc.	22,300	1,768,390
Sunnova Energy International, Inc.*	44,400	1,239,648

		5,022,084

Multi-Utilities (0.4%)
Avista Corp.	36,899	1,567,839
Black Hills Corp.	34,619	2,443,063
NorthWestern Corp.	27,978	1,599,222
Unitil Corp.	5,600	257,544

		5,867,668

Water Utilities (0.4%)
American States Water Co.	20,958	2,167,896
Artesian Resources Corp., Class A	3,800	176,054
California Water Service Group	27,600	1,983,336
Global Water Resources, Inc.	1,400	23,940
Middlesex Water Co.	7,100	854,130
SJW Group	14,900	1,090,680
York Water Co. (The)	3,300	164,274

		6,460,310

Total Utilities		40,236,556

Total Common Stocks (99.1%) (Cost $903,299,608)		1,504,127,731

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. 4.000%, 6/15/23 (e)	$13,000	12,867

Total Financials		12,867

Total Long-Term Debt Securities (0.0%) (Cost $13,562)		12,867

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Achillion Pharmaceuticals, Inc., CVR (r)(x)*	82,700	28,532
Alder Biopharmaceuticals, Inc., CVR (r)(x)*	47,700	31,481
Contra Aduro Biotech I, CVR (r)(x)*	11,260	—
Tobira Therapeutics, Inc., CVR (r)(x)*	2,288	—

		60,013

Pharmaceuticals (0.0%)
Dova Pharmaceuticals, Inc., CVR (r)*	17,500	7,088

Total Rights (0.0%) (Cost $62,312)		67,101

SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

1419

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.4%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $1,000,013, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $1,020,179. (xx)	$1,000,000	$1,000,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $12,852,453, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $13,109,482. (xx)	12,852,432	12,852,432
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $10,000,050, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $10,204,099. (xx)	10,000,000	10,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $15,000,583, collateralized by various Common Stocks; total market value $16,669,824. (xx)	15,000,000	15,000,000
NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $7,000,368, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139%-2.250%, maturing 10/31/22-11/15/25; total market value $7,778,470. (xx)	7,000,000	7,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $5,300,062, collateralized by various Common Stocks; total market value $5,858,433. (xx)	5,300,000	5,300,000

Total Repurchase Agreements		51,152,432

Total Short-Term Investments (3.4%) (Cost $52,152,432)		52,152,432

Total Investments in Securities (102.5%) (Cost $955,527,914)		1,556,360,131
Other Assets Less Liabilities (-2.5%)		(38,062,542)

Net Assets (100%)		$1,518,297,589

*	Non-income producing.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $628,176 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $57,881,063. This was collateralized by $9,085,105 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $52,152,432 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:
CVR	— Contingent Value Right
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	94	3/2022	USD	10,541,160	157,823

					157,823

See Notes to Financial Statements.

1420

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$47,201,348	$—	$—	$47,201,348
Consumer Discretionary	170,533,737	—	—	170,533,737
Consumer Staples	51,526,403	—	—	51,526,403
Energy	65,778,483	—	—	65,778,483
Financials	241,585,876	—	—	241,585,876
Health Care	269,716,396	—	189,371	269,905,767
Industrials	229,361,198	—	—	229,361,198
Information Technology	218,797,853	—	—	218,797,853
Materials	57,607,478	—	—	57,607,478
Real Estate	111,593,032	—	—	111,593,032
Utilities	40,236,556	—	—	40,236,556
Corporate Bonds
Financials	—	12,867	—	12,867
Futures	157,823	—	—	157,823
Rights
Health Care	—	—	67,101	67,101
Short-Term Investments
Investment Company	1,000,000	—	—	1,000,000
Repurchase Agreements	—	51,152,432	—	51,152,432

Total Assets	$1,505,096,183	$51,165,299	$256,472	$1,556,517,954

Total Liabilities	$—	$—	$—	$—

Total	$1,505,096,183	$51,165,299	$256,472	$1,556,517,954

Fair Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$157,823	*

Total		$157,823

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1421

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,433,719	$2,433,719

Total	$2,433,719	$2,433,719

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(111,151)	$(111,151)

Total	$(111,151)	$(111,151)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $12,969,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$245,229,049
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$303,760,519

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$735,084,836
Aggregate gross unrealized depreciation	(138,589,589)

Net unrealized appreciation	$596,495,247

Federal income tax cost of investments in securities and derivative instruments, if applicable	$960,022,707

See Notes to Financial Statements.

1422

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $904,375,482)	$1,505,207,699
Repurchase Agreements (Cost $51,152,432)	51,152,432
Cash	12,424,698
Cash held as collateral at broker for futures	1,420,500
Dividends, interest and other receivables	1,190,106
Receivable for Portfolio shares sold	721,934
Securities lending income receivable	48,147
Other assets	5,894

Total assets	1,572,171,410

LIABILITIES
Payable for return of collateral on securities loaned	52,152,432
Payable for Portfolio shares redeemed	862,914
Investment management fees payable	317,894
Distribution fees payable – Class IB	266,224
Administrative fees payable	115,393
Distribution fees payable – Class IA	30,514
Due to broker for futures variation margin	19,262
Accrued expenses	109,188

Total liabilities	53,873,821

NET ASSETS	$1,518,297,589

Net assets were comprised of:
Paid in capital	$914,707,913
Total distributable earnings (loss)	603,589,676

Net assets	$1,518,297,589

Class IA
Net asset value, offering and redemption price per share, $145,754,082 / 11,295,418 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.90

Class IB
Net asset value, offering and redemption price per share, $1,276,431,651 / 98,817,298 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.92

Class K
Net asset value, offering and redemption price per share, $96,111,856 / 7,448,338 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.90

(x)	Includes value of securities on loan of $57,881,063.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $32,060 foreign withholding tax)	$15,072,047
Income from non-cash dividends	1,231,164
Interest	7,087
Securities lending (net)	725,237

Total income	17,035,535

EXPENSES
Investment management fees	3,839,395
Distribution fees – Class IB	3,225,064
Administrative fees	1,410,350
Distribution fees – Class IA	364,568
Professional fees	92,519
Custodian fees	86,700
Printing and mailing expenses	72,259
Trustees’ fees	42,385
Recoupment fees	1,105
Miscellaneous	192,836

Gross expenses	9,327,181
Less: Waiver from investment manager	(1,105)

Net expenses	9,326,076

NET INVESTMENT INCOME (LOSS)	7,709,459

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	152,719,923
Futures contracts	2,433,719

Net realized gain (loss)	155,153,642

Change in unrealized appreciation (depreciation) on:
Investments in securities	44,185,240
Futures contracts	(111,151)

Net change in unrealized appreciation (depreciation)	44,074,089

NET REALIZED AND UNREALIZED GAIN (LOSS)	199,227,731

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$206,937,190

See Notes to Financial Statements.

1423

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,709,459	$5,679,939
Net realized gain (loss)	155,153,642	55,652,195
Net change in unrealized appreciation (depreciation)	44,074,089	169,985,225

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	206,937,190	231,317,359

Distributions to shareholders:
Class IA	(15,583,316)	(5,134,545)
Class IB	(136,036,402)	(48,064,551)
Class K	(10,464,951)	(3,770,918)

Total distributions to shareholders	(162,084,669)	(56,970,014)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,198,608 and 841,376 shares, respectively ]	31,226,906	8,113,942
Capital shares issued in reinvestment of dividends and distributions [ 1,229,966 and 421,108 shares, respectively ]	15,583,316	5,134,545
Capital shares repurchased [ (2,044,658) and (1,733,883) shares, respectively ]	(29,052,399)	(17,028,729)

Total Class IA transactions	17,757,823	(3,780,242)

Class IB
Capital shares sold [ 6,941,139 and 7,098,447 shares, respectively ]	99,022,325	67,061,753
Capital shares issued in reinvestment of dividends and distributions [ 10,724,289 and 3,938,388 shares, respectively ]	136,036,402	48,064,551
Capital shares repurchased [ (11,530,605) and (10,936,901) shares, respectively ]	(164,052,429)	(111,413,497)

Total Class IB transactions	71,006,298	3,712,807

Class K
Capital shares sold [ 847,667 and 1,785,506 shares, respectively ]	12,101,587	15,901,927
Capital shares issued in reinvestment of dividends and distributions [ 825,803 and 309,357 shares, respectively ]	10,464,951	3,770,918
Capital shares repurchased [ (1,258,217) and (1,397,072) shares, respectively ]	(18,022,367)	(13,778,189)

Total Class K transactions	4,544,171	5,894,656

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	93,308,292	5,827,221

TOTAL INCREASE (DECREASE) IN NET ASSETS	138,160,813	180,174,566
NET ASSETS:
Beginning of year	1,380,136,776	1,199,962,210

End of year	$1,518,297,589	$1,380,136,776

See Notes to Financial Statements.

1424

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021		2020	2019	2018	2017
Net asset value, beginning of year	$12.58		$10.97	$9.43	$11.86	$11.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	(aa)	0.05	0.10	0.10	0.11
Net realized and unrealized gain (loss)	1.78		2.10	2.26	(1.38)	1.46

Total from investment operations	1.85		2.15	2.36	(1.28)	1.57

Less distributions:
Dividends from net investment income	(0.09)		(0.11)	(0.11)	(0.11)	(0.12)
Distributions from net realized gains	(1.44)		(0.43)	(0.70)	(1.04)	(0.95)
Return of capital	—		—	(0.01)	—	—

Total dividends and distributions	(1.53)		(0.54)	(0.82)	(1.15)	(1.07)

Net asset value, end of year	$12.90		$12.58	$10.97	$9.43	$11.86

Total return	15.02%		19.74%	25.25%	(11.34)%	13.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$145,754		$124,684	$113,909	$102,582	$114,942
Ratio of expenses to average net assets (f)	0.62%		0.64%	0.63%	0.64%	0.63%
Ratio of net investment income (loss) to average net assets (f)	0.49	%(bb)	0.51%	0.92%	0.84%	0.90%
Portfolio turnover rate^	16%		17%	14%	15%	18%

	Year Ended December 31,
Class IB	2021		2020	2019	2018	2017
Net asset value, beginning of year	$12.59		$10.98	$9.44	$11.87	$11.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	(aa)	0.05	0.10	0.10	0.11
Net realized and unrealized gain (loss)	1.79		2.10	2.26	(1.38)	1.47

Total from investment operations	1.86		2.15	2.36	(1.28)	1.58

Less distributions:
Dividends from net investment income	(0.09)		(0.11)	(0.11)	(0.11)	(0.12)
Distributions from net realized gains	(1.44)		(0.43)	(0.70)	(1.04)	(0.95)
Return of capital	—		—	(0.01)	—	—

Total dividends and distributions	(1.53)		(0.54)	(0.82)	(1.15)	(1.07)

Net asset value, end of year	$12.92		$12.59	$10.98	$9.44	$11.87

Total return	15.10%		19.73%	25.22%	(11.33)%	14.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,276,432		$1,166,992	$1,016,600	$846,806	$1,013,833
Ratio of expenses to average net assets (f)	0.62%		0.64%	0.63%	0.64%	0.63%
Ratio of net investment income (loss) to average net assets (f)	0.49	%(bb)	0.51%	0.92%	0.84%	0.90%
Portfolio turnover rate^	16%		17%	14%	15%	18%

See Notes to Financial Statements.

1425

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021		2020	2019	2018	2017
Net asset value, beginning of year	$12.58		$10.96	$9.43	$11.85	$11.35

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	(aa)	0.08	0.13	0.13	0.14
Net realized and unrealized gain (loss)	1.78		2.10	2.25	(1.37)	1.46

Total from investment operations	1.88		2.18	2.38	(1.24)	1.60

Less distributions:
Dividends from net investment income	(0.12)		(0.13)	(0.14)	(0.14)	(0.15)
Distributions from net realized gains	(1.44)		(0.43)	(0.70)	(1.04)	(0.95)
Return of capital	—		—	(0.01)	—	—

Total dividends and distributions	(1.56)		(0.56)	(0.85)	(1.18)	(1.10)

Net asset value, end of year	$12.90		$12.58	$10.96	$9.43	$11.85

Total return	15.30%		20.08%	25.44%	(11.01)%	14.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$96,112		$88,460	$69,453	$54,023	$60,084
Ratio of expenses to average net assets (f)	0.37%		0.39%	0.38%	0.39%	0.38%
Ratio of net investment income (loss) to average net assets (f)	0.73	%(bb)	0.76%	1.18%	1.09%	1.15%
Portfolio turnover rate^	16%		17%	14%	15%	18%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.06, $0.06 and $0.09 for Class IA, Class IB and Class K, respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.08% lower.

See Notes to Financial Statements.

1426

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Year
Portfolio – Class IA Shares	13.83%	21.74%	18.20%
Portfolio – Class IB Shares	13.82	21.74	18.20
Portfolio – Class K Shares	14.11	22.04	18.50
Russell 1000® Growth Index	27.60	25.32	19.79

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.82% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned 27.60% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Consumer staples was the only sector that had a positive impact to relative returns, due to a lack of exposure.

What hurt performance during the year:

•	Overall, unfavorable security selection drove relative underperformance.

•	The Information Technology sector was the largest detractor from relative performance, owing to adverse stock choices, such as an underweight to NVIDIA.

•	Weak security selection in the Consumer Discretionary sector also undermined relative results, driven by Alibaba Group Holding.

•	The Communication Services sector also weighed on relative returns, due to poor stock choices. Within the sector, Snap weighed on relative results.

Portfolio Positioning and Outlook — T. Rowe Price Associates, Inc.

Within the Information Technology sector, we focus on innovative business models that can take advantage of transformational change. We favor companies with strong business models, including electronic payment processing and public cloud computing services. We maintain an overweight to Communication Services, as we continue to find attractive opportunities in companies with innovative business models that we believe can take advantage of transformational change. We favor companies with durable business models that address large and growing markets, including internet search and advertising and social connectivity. We remain overweight in Consumer Discretionary names and are constructive on stock-specific opportunities within the sector. Consumer confidence has been bolstered by an improving labor market, rising wages, and optimism for favorable policies out of Washington. We are focused on businesses benefiting from the secular shift of consumer spending to online retail, as well as companies positioned to take advantage of the long-term growth in online travel services. Our allocation to Health Care is composed of select therapeutics and medical device companies that we believe have limited exposure to potential regulatory pressures. Therapeutics companies that are pioneering unique treatments and innovative medical device and equipment manufacturers that are focused on meaningfully improving patient outcomes represent some of the more attractive opportunities in the sector, in our view. Within the sector we also emphasize managed care companies positioned to benefit from industry consolidation as well as the increasing focus on providing cost-effective solutions. Structural conditions in the Financials sector are improving following years of limited growth caused by financial reform, higher capital requirements, and historically low interest rates. Our exposure in the sector is focused on high-quality brokerages, business services, and financial exchanges that possess unique and durable growth opportunities.

After back-to-back years of strong performance across most equity and credit sectors, global markets face more uncertain prospects in 2022. Investors will need to use

1427

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

greater selectivity to identify potential opportunities. Higher inflation, a shift toward monetary tightening, and new coronavirus variants all pose potential challenges for economic growth and earnings — at a time when valuations appear elevated across many asset categories. Many believe that as governments and central banks withdraw the massive stimulus applied during the pandemic, economic growth inevitably will slow sharply. But slower growth doesn’t necessarily mean low growth. A number of tailwinds could sustain the recovery in 2022, including strong consumer and corporate balance sheets.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	40.2%
Consumer Discretionary	23.3
Communication Services	21.3
Health Care	8.3
Industrials	4.2
Investment Companies	1.2
Financials	1.1
Repurchase Agreements	0.7
Cash and Other	(0.3)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,028.80	$5.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,028.80	5.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	1,030.20	3.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1428

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (21.3%)
Entertainment (5.7%)
Activision Blizzard, Inc.	117,185	$7,796,318
Netflix, Inc.*	81,349	49,007,892
ROBLOX Corp., Class A*	150,655	15,541,570
Sea Ltd. (ADR)*	206,099	46,106,407
Spotify Technology SA*	108,050	25,286,941

		143,739,128

Interactive Media & Services (15.6%)
Alphabet, Inc., Class A*	37,096	107,468,596
Alphabet, Inc., Class C*	31,588	91,402,721
IAC/InterActiveCorp*	13,319	1,740,927
Kuaishou Technology (m)(x)*	39,200	362,211
Match Group, Inc.*	121,845	16,114,001
Meta Platforms, Inc., Class A*	394,431	132,666,867
Pinterest, Inc., Class A*	143,596	5,219,715
Snap, Inc., Class A*	775,199	36,457,609
Vimeo, Inc.*	63,242	1,135,826

		392,568,473

Total Communication Services		536,307,601

Consumer Discretionary (23.3%)
Automobiles (5.7%)
Ferrari NV	83,660	21,652,881
Rivian Automotive, Inc., Class A (x)*	380,978	39,503,609
Tesla, Inc.*	79,496	84,009,783

		145,166,273

Hotels, Restaurants & Leisure (3.0%)
Airbnb, Inc., Class A*	8,993	1,497,245
Booking Holdings, Inc.*	7,112	17,063,324
Chipotle Mexican Grill, Inc.*	9,847	17,215,018
DraftKings, Inc., Class A*	149,441	4,105,144
Expedia Group, Inc.*	67,776	12,248,479
Las Vegas Sands Corp.*	198,635	7,476,621
Wynn Resorts Ltd.*	182,005	15,477,705

		75,083,536

Internet & Direct Marketing Retail (11.2%)
Amazon.com, Inc.*	71,643	238,882,121
Coupang, Inc.*	295,251	8,674,474
DoorDash, Inc., Class A*	97,327	14,491,990
Farfetch Ltd., Class A*	317,827	10,624,957
Meituan, Class B (m)*	193,700	5,599,192
Pinduoduo, Inc. (ADR)*	59,334	3,459,172

		281,731,906

Leisure Products (0.2%)
Peloton Interactive, Inc., Class A*	125,810	4,498,965

Specialty Retail (1.9%)
Carvana Co.*	44,443	10,301,443
Ross Stores, Inc.	323,528	36,972,780

		47,274,223

Textiles, Apparel & Luxury Goods (1.3%)
Lululemon Athletica, Inc.*	51,718	20,245,011
NIKE, Inc., Class B	81,884	13,647,606

		33,892,617

Total Consumer Discretionary		587,647,520

Financials (1.1%)
Capital Markets (1.1%)
MarketAxess Holdings, Inc.	10,675	4,390,307
MSCI, Inc.	7,071	4,332,331
S&P Global, Inc.	30,867	14,567,063
Tradeweb Markets, Inc., Class A	49,478	4,954,727

Total Financials		28,244,428

Health Care (8.3%)
Biotechnology (0.2%)
Argenx SE (ADR)*	16,250	5,690,587

Health Care Equipment & Supplies (3.0%)
Align Technology, Inc.*	8,979	5,900,819
Intuitive Surgical, Inc.*	109,988	39,518,688
Stryker Corp.	107,270	28,686,144

		74,105,651

Health Care Providers & Services (2.9%)
Anthem, Inc.	25,378	11,763,718
Cigna Corp.	49,427	11,349,922
HCA Healthcare, Inc.	96,296	24,740,368
Humana, Inc.	18,024	8,360,613
UnitedHealth Group, Inc.	35,514	17,833,000

		74,047,621

Life Sciences Tools & Services (0.5%)
Avantor, Inc.*	305,111	12,857,378

Pharmaceuticals (1.7%)
AstraZeneca plc (ADR)	243,013	14,155,507
Eli Lilly and Co.	101,047	27,911,203

		42,066,710

Total Health Care		208,767,947

Industrials (4.2%)
Aerospace & Defense (0.7%)
Airbus SE*	137,847	17,633,645

Air Freight & Logistics (0.9%)
FedEx Corp.	83,237	21,528,418

Commercial Services & Supplies (0.5%)
Cintas Corp.	29,209	12,944,553

Electrical Equipment (0.6%)
Generac Holdings, Inc.*	44,087	15,515,097

Industrial Conglomerates (0.9%)
Roper Technologies, Inc.	47,983	23,600,918

Professional Services (0.6%)
TransUnion	135,180	16,029,644

Total Industrials		107,252,275

See Notes to Financial Statements.

1429

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Information Technology (40.2%)
Electronic Equipment, Instruments & Components (0.8%)
Teledyne Technologies, Inc.*	49,485	$21,619,502

IT Services (7.6%)
Affirm Holdings, Inc.*	32,407	3,258,848
Afterpay Ltd.*	228,414	13,794,818
Block, Inc.*	33,198	5,361,809
Fiserv, Inc.*	211,895	21,992,582
Global Payments, Inc.	95,263	12,877,652
Mastercard, Inc., Class A	94,364	33,906,873
MongoDB, Inc.*	35,310	18,691,349
PayPal Holdings, Inc.*	67,268	12,685,400
Shopify, Inc., Class A*	10,583	14,576,918
Snowflake, Inc., Class A*	18,825	6,376,969
Toast, Inc., Class A (x)*	10,158	352,584
Twilio, Inc., Class A*	23,900	6,293,826
Visa, Inc., Class A	188,202	40,785,255

		190,954,883

Semiconductors & Semiconductor Equipment (5.1%)
Advanced Micro Devices, Inc.*	184,354	26,528,540
ASML Holding NV (Registered) (NYRS)	48,928	38,953,538
NVIDIA Corp.	163,256	48,015,222
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	121,270	14,589,994

		128,087,294

Software (20.6%)
Atlassian Corp. plc, Class A*	18,000	6,863,220
Avalara, Inc.*	43,634	5,633,586
Bill.com Holdings, Inc.*	8,512	2,120,765
Black Knight, Inc.*	199,518	16,538,047
Ceridian HCM Holding, Inc.*	68,731	7,179,640
Datadog, Inc., Class A*	83,400	14,854,374
HashiCorp, Inc., Class A (x)*	19,794	1,802,046
Intuit, Inc.	95,853	61,654,567
Microsoft Corp.	805,531	270,916,186
Monday.com Ltd. (x)*	8,503	2,625,046
Paycom Software, Inc.*	14,005	5,814,736
salesforce.com, Inc.*	129,572	32,928,132
SentinelOne, Inc., Class A*	230,061	11,615,780
ServiceNow, Inc.*	54,459	35,349,881
Trade Desk, Inc. (The), Class A*	115,901	10,621,168
UiPath, Inc., Class A*	293,358	12,652,530
Workday, Inc., Class A*	26,845	7,333,517
Zoom Video Communications, Inc., Class A*	70,291	12,927,218

		519,430,439

Technology Hardware, Storage & Peripherals (6.1%)
Apple, Inc.	869,597	154,414,339

Total Information Technology		1,014,506,457

Total Common Stocks (98.4%) (Cost $1,095,227,160)		2,482,726,228

SHORT-TERM INVESTMENTS:
Investment Companies (1.2%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	20,000,000	20,000,000
JPMorgan Prime Money Market Fund, IM Shares	9,003,657	9,007,259

Total Investment Companies		29,007,259

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.7%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $600,008, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $612,108. (xx)	$600,000	600,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $8,730,787, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $8,905,389. (xx)	8,730,772	8,730,772
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $8,000,040, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $8,163,279. (xx)	8,000,000	8,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $1,000,012, collateralized by various Common Stocks; total market value $1,105,365. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		18,330,772

Total Short-Term Investments (1.9%) (Cost $47,338,031)		47,338,031

Total Investments in Securities (100.3%) (Cost $1,142,565,191)		2,530,064,259
Other Assets Less Liabilities (-0.3%)		(7,178,443)

Net Assets (100%)		$2,522,885,816

See Notes to Financial Statements.

1430

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $5,961,403 or 0.2% of net assets.

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $37,796,523. This was collateralized by $145,054 of various U.S. Government Treasury Securities, ranging from 0.000% - 3.875%, maturing 1/31/22 - 2/15/49 and by cash of $38,330,772 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$535,945,390	$362,211	$—	$536,307,601
Consumer Discretionary	582,048,328	5,599,192	—	587,647,520
Financials	28,244,428	—	—	28,244,428
Health Care	208,767,947	—	—	208,767,947
Industrials	89,618,630	17,633,645	—	107,252,275
Information Technology	1,000,711,639	13,794,818	—	1,014,506,457
Short-Term Investments
Investment Companies	29,007,259	—	—	29,007,259
Repurchase Agreements	—	18,330,772	—	18,330,772

Total Assets	$2,474,343,621	$55,720,638	$—	$2,530,064,259

Total Liabilities	$—	$—	$—	$—

Total	$2,474,343,621	$55,720,638	$—	$2,530,064,259

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$709,917,896
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$800,314,278

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,461,820,480
Aggregate gross unrealized depreciation	(75,372,790)

Net unrealized appreciation	$1,386,447,690

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,143,616,569

For the year ended December 31, 2021, the Portfolio incurred approximately $266 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

1431

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,124,234,419)	$2,511,733,487
Repurchase Agreements (Cost $18,330,772)	18,330,772
Cash	32,698,000
Receivable for Portfolio shares sold	588,327
Dividends, interest and other receivables	140,863
Securities lending income receivable	6,427
Other assets	8,568

Total assets	2,563,506,444

LIABILITIES
Payable for return of collateral on securities loaned	38,330,772
Investment management fees payable	1,366,149
Distribution fees payable – Class IB	411,714
Administrative fees payable	193,856
Payable for Portfolio shares redeemed	156,122
Distribution fees payable – Class IA	65,472
Accrued expenses	96,543

Total liabilities	40,620,628

NET ASSETS	$2,522,885,816

Net assets were comprised of:
Paid in capital	$1,085,436,656
Total distributable earnings (loss)	1,437,449,160

Net assets	$2,522,885,816

Class IA
Net asset value, offering and redemption price per share, $309,812,849 / 4,085,431 shares outstanding (unlimited amount authorized: $0.01 par value)	$75.83

Class IB
Net asset value, offering and redemption price per share, $1,953,107,132 / 26,142,335 shares outstanding (unlimited amount authorized: $0.01 par value)	$74.71

Class K
Net asset value, offering and redemption price per share, $259,965,835 / 3,322,246 shares outstanding (unlimited amount authorized: $0.01 par value)	$78.25

(x)	Includes value of securities on loan of $37,796,523.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $111,432 foreign withholding tax)	$8,074,003
Interest	6,540
Securities lending (net)	208,224

Total income	8,288,767

EXPENSES
Investment management fees	17,209,985
Distribution fees – Class IB	4,673,502
Administrative fees	2,239,608
Distribution fees – Class IA	766,675
Professional fees	127,111
Printing and mailing expenses	104,842
Custodian fees	77,100
Trustees’ fees	67,253
Miscellaneous	46,474

Gross expenses	25,312,550
Less: Waiver from investment manager	(1,572,606)

Net expenses	23,739,944

NET INVESTMENT INCOME (LOSS)	(15,451,177)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	252,158,302
Foreign currency transactions	(25,917)

Net realized gain (loss)	252,132,385

Change in unrealized appreciation (depreciation) on:
Investments in securities	75,782,327
Foreign currency translations	(54)

Net change in unrealized appreciation (depreciation)	75,782,273

NET REALIZED AND UNREALIZED GAIN (LOSS)	327,914,658

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$312,463,481

See Notes to Financial Statements.

1432

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(15,451,177)	$(7,971,360)
Net realized gain (loss)	252,132,385	84,775,472
Net change in unrealized appreciation (depreciation)	75,782,273	540,008,272

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	312,463,481	616,812,384

Distributions to shareholders:
Class IA	(26,165,238)	(7,921,946)
Class IB	(166,630,855)	(47,755,651)
Class K	(21,396,653)	(6,974,874)

Total distributions to shareholders	(214,192,746)	(62,652,471)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 301,771 and 356,055 shares, respectively ]	23,050,695	21,245,985
Capital shares issued in reinvestment of distributions [ 344,158 and 113,583 shares, respectively ]	26,165,238	7,921,946
Capital shares repurchased [ (503,941) and (670,691) shares, respectively ]	(39,516,099)	(40,968,313)

Total Class IA transactions	9,699,834	(11,800,382)

Class IB
Capital shares sold [ 1,647,142 and 2,136,723 shares, respectively ]	126,781,177	125,371,403
Capital shares issued in reinvestment of distributions [ 2,224,507 and 693,872 shares, respectively ]	166,630,855	47,755,651
Capital shares repurchased [ (1,674,941) and (2,247,384) shares, respectively ]	(129,480,740)	(133,146,835)

Total Class IB transactions	163,931,292	39,980,219

Class K
Capital shares sold [ 145,410 and 833,807 shares, respectively ]	11,706,552	50,886,875
Capital shares issued in reinvestment of dividends and distributions [ 272,865 and 97,445 shares, respectively ]	21,396,653	6,974,874
Capital shares repurchased [ (543,144) and (1,448,024) shares, respectively ]	(44,073,842)	(91,894,499)

Total Class K transactions	(10,970,637)	(34,032,750)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	162,660,489	(5,852,913)

TOTAL INCREASE (DECREASE) IN NET ASSETS	260,931,224	548,307,000
NET ASSETS:
Beginning of year	2,261,954,592	1,713,647,592

End of year	$2,522,885,816	$2,261,954,592

See Notes to Financial Statements.

1433

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018		2017
Net asset value, beginning of year	$72.72	$54.83	$42.80	$47.14		$38.42

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.52)	(0.27)	(0.10)	(0.01	)(1)	(0.03)
Net realized and unrealized gain (loss)	10.52	20.21	13.37	(0.47)		12.82

Total from investment operations	10.00	19.94	13.27	(0.48)		12.79

Less distributions:
Distributions from net realized gains	(6.89)	(2.05)	(1.24)	(3.86)		(4.07)

Net asset value, end of year	$75.83	$72.72	$54.83	$42.80		$47.14

Total return	13.83%	36.54%	31.11%	(1.61)%		33.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$309,813	$286,784	$227,232	$165,111		$167,855
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00%	1.00%	1.00%	1.00%		1.03%
Before waivers and reimbursements (f)	1.06%	1.08%	1.10%	1.11%		1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.66)%	(0.45)%	(0.20)%	(0.02	)%(aa)	(0.06)%
Before waivers and reimbursements (f)	(0.72)%	(0.53)%	(0.30)%	(0.12	)%(aa)	(0.15)%
Portfolio turnover rate^	29%	38%	30%	45%		56%

	Year Ended December 31,
Class IB	2021	2020	2019	2018		2017
Net asset value, beginning of year	$71.74	$54.10	$42.25	$46.58		$38.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.51)	(0.27)	(0.10)	(0.01	)(1)	(0.03)
Net realized and unrealized gain (loss)	10.37	19.96	13.19	(0.46)		12.68

Total from investment operations	9.86	19.69	13.09	(0.47)		12.65

Less distributions:
Distributions from net realized gains	(6.89)	(2.05)	(1.24)	(3.86)		(4.07)

Net asset value, end of year	$74.71	$71.74	$54.10	$42.25		$46.58

Total return	13.82%	36.57%	31.09%	(1.60)%		33.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,953,107	$1,717,802	$1,264,017	$942,026		$917,062
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00%	1.00%	1.00%	1.00%		1.03%
Before waivers and reimbursements (f)	1.06%	1.08%	1.10%	1.11%		1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.66)%	(0.45)%	(0.20)%	(0.01	)%(aa)	(0.06)%
Before waivers and reimbursements (f)	(0.72)%	(0.54)%	(0.30)%	(0.12	)%(aa)	(0.15)%
Portfolio turnover rate^	29%	38%	30%	45%		56%

See Notes to Financial Statements.

1434

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018		2017
Net asset value, beginning of year	$74.66	$56.11	$43.67	$47.95		$38.93

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.33)	(0.12)	0.02	0.11	(1)	0.08
Net realized and unrealized gain (loss)	10.81	20.72	13.66	(0.48)		13.01

Total from investment operations	10.48	20.60	13.68	(0.37)		13.09

Less distributions:
Dividends from net investment income	— #	— #	—	(0.05)		—
Distributions from net realized gains	(6.89)	(2.05)	(1.24)	(3.86)		(4.07)

Total dividends and distributions	(6.89)	(2.05)	(1.24)	(3.91)		(4.07)

Net asset value, end of year	$78.25	$74.66	$56.11	$43.67		$47.95

Total return	14.11%	36.88%	31.43%	(1.36)%		33.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$259,966	$257,368	$222,399	$198,399		$249,133
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.75%	0.75%	0.75%	0.75%		0.78%
Before waivers and reimbursements (f)	0.81%	0.83%	0.85%	0.86%		0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.41)%	(0.20)%	0.04%	0.21	%(aa)	0.18%
Before waivers and reimbursements (f)	(0.47)%	(0.28)%	(0.06)%	0.11	%(aa)	0.10%
Portfolio turnover rate^	29%	38%	30%	45%		56%
#	Per share amount is less than $0.005.
(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.06), $(0.05) and $0.06 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.11% lower.

See Notes to Financial Statements.

1435

EQ/T. ROWE PRICE HEALTH SCIENCES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC.

INVESTMENT SUB-ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	9.51%	15.86%
Russell 3000® Health Care Index	18.60	16.25
S&P 500® Index	28.71	20.63

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.51% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the Russell 3000® Health Care Index and the S&P 500® Index, which returned 18.60% and 28.71%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Overall, sector allocation and stock selection drove relative outperformance.

•	The biotechnology industry was the leading contributor to relative performance, driven by stock selection as well as an underweight allocation.

•	Strong stock choices within the services industry further aided relative results.

•	The pharmaceuticals industry also boosted relative returns, owing to strong stock choices and an overweight allocation.

What hurt performance during the year:

•	The products and devices industry was the only detractor from relative performance, owing to an unfavorable security selection, although an overweight allocation partially offset the negative impact.

Portfolio Positioning and Outlook — T. Rowe Price Associates, Inc.

The continued spread of the Delta variant and the emergence of the Omicron variant in late November reminded investors that we have not yet fully emerged from the coronavirus pandemic. While we expect equity markets to remain volatile in the near term, our longer-term outlook for the health care sector remains positive given the secular tailwinds related to aging populations; increasing demand for clinical procedures, and accelerating innovation that is leading to the development of game-changing therapies and medical devices that are leading to vast improvements in the standard of care.

Advancements in research tools; increasing investment capital; and a maturing contract research and development field are all helping drive drug innovation, as evidenced by the 50 new drug approvals by the U.S. Food and Drug Administration’s Center for Drug Evaluation and Research in 2021 and the more than 200 new drug approvals over the four years prior. While numerous disorders affecting large patient populations that need improved treatment options remain, innovative emerging modalities such as gene and cell therapies; precision tissue delivery; and targeted protein degradation have shown great promise for the expansion of treatment into new disease areas.

We expect innovation in the sector to continue at a rapid pace but also recognize the uncertainty investors face with regard to the ongoing health crisis and potential implications of additional variants. We acknowledge that investor concerns around macro factors like higher inflation could pressure margins. In addition, higher interest rates, which would raise the cost of capital and potentially dampen merger and acquisition activity, could lead to periods of short-term weakness in certain areas of health care. However, we continue to focus our efforts on finding the best innovations in medicine and health care services that improve patient outcomes, access, and/or affordability, which we think will create long-term value for our

1436

EQ/T. ROWE PRICE HEALTH SCIENCES PORTFOLIO (Unaudited)

clients. Ultimately, we believe we are in the midst of a golden age for health care, which has a much longer runway in the future.

Sector Weightings as of December 31, 2021	% of Net Assets
Health Care	98.5%
Repurchase Agreements	2.1
Consumer Discretionary	0.6
Investment Company	0.4
Financials	0.4
Cash and Other	(2.0)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,018.20	$6.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.20%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1437

EQ ADVISORS TRUST

EQ/T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (0.6%)
Specialty Retail (0.6%)
Warby Parker, Inc., Class A (x)*	30,055	$1,399,361

Total Consumer Discretionary		1,399,361

Financials (0.4%)
Capital Markets (0.4%)
BCLS Acquisition Corp., Class A (x)*	8,220	81,049
Dynamics Special Purpose Corp., Class A (x)*	13,193	130,083
Eucrates Biomedical Acquisition Corp. (x)*	8,136	81,197
Frontier Acquisition Corp.*	8,744	86,391
Health Sciences Acquisitions Corp. 2 (x)*	9,046	90,460
Helix Acquisition Corp., Class A*	8,368	82,760
Orion Acquisition Corp.*	8,946	88,118
Revolution Healthcare Acquisition Corp.*	22,085	217,537

Total Financials		857,595

Health Care (98.5%)
Biotechnology (28.4%)
Aadi Bioscience, Inc. (x)*	2,500	60,375
AbbVie, Inc.	32,087	4,344,580
Abcam plc*	20,390	478,289
ACADIA Pharmaceuticals, Inc.*	20,216	471,841
Adagio Therapeutics, Inc. (x)*	4,300	31,218
ADC Therapeutics SA (x)*	14,071	284,234
Agios Pharmaceuticals, Inc.*	7,387	242,811
Akero Therapeutics, Inc. (x)*	5,029	106,363
Alector, Inc.*	8,716	179,985
Alkermes plc*	2,198	51,125
Allakos, Inc.*	2,200	21,538
Allogene Therapeutics, Inc.*	12,446	185,694
Alnylam Pharmaceuticals, Inc.*	15,382	2,608,480
Amgen, Inc.	7,423	1,669,952
Annexon, Inc. (x)*	11,763	135,157
Apellis Pharmaceuticals, Inc.*	17,263	816,195
Arcutis Biotherapeutics, Inc.*	5,166	107,143
Argenx SE (ADR)*	10,309	3,610,109
Ascendis Pharma A/S (ADR)*	10,082	1,356,331
Avidity Biosciences, Inc.*	15,564	369,956
BeiGene Ltd. (ADR)*	3,024	819,292
Bicycle Therapeutics plc (ADR)*	4,876	296,802
Biogen, Inc.*	4,822	1,156,894
BioNTech SE (ADR)*	14,207	3,662,565
Blueprint Medicines Corp.*	9,275	993,445
Burning Rock Biotech Ltd. (ADR)*	8,454	80,567
C4 Therapeutics, Inc.*	15,258	491,308
Celldex Therapeutics, Inc.*	9,453	365,264
Centessa Pharmaceuticals plc (ADR)(x)*	12,694	142,934
Cerevel Therapeutics Holdings, Inc.*	22,638	733,924
CRISPR Therapeutics AG*	3,224	244,315
CureVac NV (x)*	5,502	188,774
Cytokinetics, Inc.*	1,710	77,942
Day One Biopharmaceuticals, Inc. (x)*	5,736	96,652
Denali Therapeutics, Inc.*	17,602	785,049
Design Therapeutics, Inc. (x)*	9,493	203,245
Enanta Pharmaceuticals, Inc.*	3,700	276,686
Entrada Therapeutics, Inc. (x)*	7,950	136,104
EQRx, Inc. (x)*	15,639	106,658
Exact Sciences Corp.*	15,630	1,216,483
Exelixis, Inc.*	54,457	995,474
Exscientia plc (ADR)(x)*	2,858	56,474
Fate Therapeutics, Inc.*	14,613	855,007
F-star Therapeutics, Inc. (x)*	8,823	44,291
Generation Bio Co.*	22,389	158,514
Genmab A/S*	2,934	1,181,317
Ginkgo Bioworks Holdings, Inc. (x)*	71,700	595,827
Global Blood Therapeutics, Inc.*	4,532	132,652
Ideaya Biosciences, Inc.*	11,289	266,872
IGM Biosciences, Inc. (x)*	4,661	136,707
Imago Biosciences, Inc. (x)*	8,805	208,767
Immuneering Corp., Class A (x)*	16,187	261,744
Immunocore Holdings plc (ADR) (x)*	4,373	149,732
Incyte Corp.*	26,923	1,976,148
Insmed, Inc.*	31,062	846,129
Intellia Therapeutics, Inc.*	5,229	618,277
Invitae Corp. (x)*	11,298	172,520
Ionis Pharmaceuticals, Inc.*	17,474	531,734
Iovance Biotherapeutics, Inc.*	18,637	355,780
IVERIC bio, Inc.*	33,015	552,011
Karuna Therapeutics, Inc.*	6,150	805,650
Kodiak Sciences, Inc.*	16,861	1,429,476
Kronos Bio, Inc. (x)*	6,014	81,730
Kymera Therapeutics, Inc.*	10,091	640,678
LianBio (ADR)*	21,401	131,830
Lyell Immunopharma, Inc. (x)*	26,225	202,981
MeiraGTx Holdings plc*	6,898	163,759
Mirati Therapeutics, Inc.*	8,843	1,297,180
Moderna, Inc.*	14,615	3,711,918
Monte Rosa Therapeutics, Inc. (x)*	15,076	307,852
Morphic Holding, Inc.*	3,255	154,222
Neurocrine Biosciences, Inc.*	4,444	378,495
Novavax, Inc.*	2,326	332,781
Nurix Therapeutics, Inc.*	10,789	312,342
Pardes Biosciences, Inc.*	12,887	210,960
Prelude Therapeutics, Inc.*	2,700	33,615
Protagonist Therapeutics, Inc.*	6,820	233,244
Prothena Corp. plc*	13,236	653,858
PTC Therapeutics, Inc.*	6,403	255,031
RAPT Therapeutics, Inc.*	10,434	383,241
Recursion Pharmaceuticals, Inc., Class A (x)*	7,211	123,524
Regeneron Pharmaceuticals, Inc.*	5,182	3,272,537
REGENXBIO, Inc.*	2,900	94,830
Relay Therapeutics, Inc.*	13,110	402,608
Repare Therapeutics, Inc. (x)*	4,000	84,360
Replimune Group, Inc.*	16,101	436,337
REVOLUTION Medicines, Inc.*	11,378	286,384
Rocket Pharmaceuticals, Inc.*	7,422	162,022
Rubius Therapeutics, Inc.*	8,796	85,145
Sage Therapeutics, Inc.*	5,976	254,219
Sana Biotechnology, Inc.*	5,826	90,186

See Notes to Financial Statements.

1438

EQ ADVISORS TRUST

EQ/T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Sarepta Therapeutics, Inc.*	3,663	$329,853
Scholar Rock Holding Corp.*	12,453	309,333
Seagen, Inc.*	12,338	1,907,455
SpringWorks Therapeutics, Inc.*	3,526	218,541
Stoke Therapeutics, Inc.*	6,584	157,950
Tenaya Therapeutics, Inc. (x)*	8,483	160,753
Turning Point Therapeutics, Inc.*	7,509	358,179
Twist Bioscience Corp.*	4,484	347,017
Ultragenyx Pharmaceutical, Inc.*	19,111	1,607,044
uniQure NV*	7,835	162,498
Vertex Pharmaceuticals, Inc.*	16,767	3,682,033
Vir Biotechnology, Inc.*	5,500	230,285
Xencor, Inc.*	13,573	544,549
Zai Lab Ltd. (ADR)*	5,813	365,347
Zentalis Pharmaceuticals, Inc.*	13,065	1,098,244
Zymeworks, Inc.*	6,020	98,668

		67,893,000

Health Care Equipment & Supplies (16.6%)
Alcon, Inc.	7,935	703,108
AtriCure, Inc.*	4,436	308,435
Becton Dickinson and Co.	13,698	3,444,773
Cooper Cos., Inc. (The)	2,541	1,064,527
Dexcom, Inc.*	3,446	1,850,330
Hologic, Inc.*	35,738	2,736,101
Inari Medical, Inc.*	2,289	208,917
Insulet Corp.*	3,643	969,293
Intuitive Surgical, Inc.*	27,075	9,728,048
iRhythm Technologies, Inc.*	5,312	625,169
Lantheus Holdings, Inc.*	12,961	374,443
Nevro Corp.*	3,798	307,904
Novocure Ltd.*	7,886	592,081
Ortho Clinical Diagnostics Holdings plc (x)*	47,837	1,023,233
Outset Medical, Inc.*	9,447	435,412
Penumbra, Inc.*	7,179	2,062,670
PROCEPT BioRobotics Corp. (x)*	6,800	170,068
Quidel Corp.*	5,517	744,740
Sartorius AG (Preference) (q)	2,689	1,822,161
Shockwave Medical, Inc.*	10,677	1,904,029
STERIS plc	2,580	627,998
Stryker Corp.	20,927	5,596,298
Teleflex, Inc.	4,924	1,617,436
Zimmer Biomet Holdings, Inc.	5,972	758,683

		39,675,857

Health Care Providers & Services (18.3%)
Agiliti, Inc. (x)*	20,174	467,230
agilon health, Inc.*	11,470	309,690
Alignment Healthcare, Inc.*	26,477	372,267
Anthem, Inc.	10,449	4,843,529
Centene Corp.*	53,235	4,386,564
Cigna Corp.	10,952	2,514,908
Guardant Health, Inc.*	9,378	937,988
HCA Healthcare, Inc.	13,521	3,473,815
Humana, Inc.	10,295	4,775,439
Molina Healthcare, Inc.*	8,309	2,642,927
Oak Street Health, Inc. (x)*	5,802	192,278
Option Care Health, Inc.*	19,853	564,619
Surgery Partners, Inc.*	11,645	621,959
UnitedHealth Group, Inc.	35,055	17,602,518

		43,705,731

Health Care Technology (2.3%)
Certara, Inc.*	13,327	378,753
Definitive Healthcare Corp. (x)*	8,472	231,540
Doximity, Inc., Class A*	32,108	1,609,574
Multiplan Corp. (x)*	24,952	110,537
Phreesia, Inc. (x)*	15,309	637,773
Schrodinger, Inc. (x)*	3,394	118,213
Sema4 Holdings Corp. (r)(x)*	16,297	67,597
Sophia Genetics SA (x)*	14,265	201,137
Veeva Systems, Inc., Class A*	8,400	2,146,032

		5,501,156

Life Sciences Tools & Services (18.8%)
10X Genomics, Inc., Class A*	6,669	993,414
Adaptive Biotechnologies Corp.*	20,945	587,717
Agilent Technologies, Inc.	27,034	4,315,978
Avantor, Inc.*	54,153	2,282,007
Berkeley Lights, Inc. (x)*	7,250	131,805
Bio-Techne Corp.	1,500	776,010
Bruker Corp.	25,359	2,127,874
Danaher Corp.	29,660	9,758,437
Evotec SE*	12,751	616,973
Lonza Group AG (Registered)	1,039	868,418
Maravai LifeSciences Holdings, Inc., Class A*	11,947	500,579
MaxCyte, Inc. (London stock Exchange)*	9,938	101,559
MaxCyte, Inc. (Nasdaq Stock Exchange) (x)*	5,249	53,487
Mettler-Toledo International, Inc.*	637	1,081,123
Olink Holding AB (ADR)(x)*	22,205	404,131
Pacific Biosciences of California, Inc.*	37,928	776,007
Quanterix Corp.*	8,400	356,160
Quantum-Si, Inc. (x)*	22,200	174,714
Rapid Micro Biosystems, Inc., Class A*	7,704	81,971
Repligen Corp.*	1,841	487,570
Seer, Inc. (x)*	33,423	762,379
SomaLogic, Inc.*	46,035	535,847
Thermo Fisher Scientific, Inc.	17,543	11,705,392
Waters Corp.*	1,657	617,398
West Pharmaceutical Services, Inc.	9,196	4,313,016
Wuxi Biologics Cayman, Inc. (m)*	45,000	534,110

		44,944,076

Pharmaceuticals (14.1%)
Arvinas, Inc.*	7,317	601,018
AstraZeneca plc (ADR)	87,783	5,113,360
Atea Pharmaceuticals, Inc.*	8,815	78,806
Catalent, Inc.*	10,004	1,280,812
Daiichi Sankyo Co. Ltd.	17,200	437,364
DICE Therapeutics, Inc. (x)*	7,199	182,207
Eisai Co. Ltd.	4,800	272,527
Elanco Animal Health, Inc.*	13,813	392,013
Eli Lilly and Co.	25,811	7,129,514
Longboard Pharmaceuticals, Inc.*	6,060	29,330
Merck & Co., Inc.	51,290	3,930,866
Merck KGaA	5,597	1,446,486
Pfizer, Inc.	159,716	9,431,230
Reata Pharmaceuticals, Inc., Class A*	3,127	82,459

See Notes to Financial Statements.

1439

EQ ADVISORS TRUST

EQ/T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Roche Holding AG	5,578	$2,320,698
Royalty Pharma plc, Class A	22,153	882,797
Theseus Pharmaceuticals, Inc. (x)*	11,538	146,302

		33,757,789

Total Health Care		235,477,609

Total Common Stocks (99.5%) (Cost $156,876,917)		237,734,565

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Progenics Pharmaceuticals, Inc., CVR (r)(x)* (Cost $—)	13,100	476

	Number of Warrants	Value (Note 1)
WARRANTS:
Health Care (0.0%)
Biotechnology (0.0%)
EQRx, Inc., expiring 12/20/26*	3,127	3,252

Health Care Technology (0.0%)
Sema4 Holdings Corp., expiring 9/24/27*	3,332	3,265

Life Sciences Tools & Services (0.0%)
SomaLogic, Inc., expiring 8/31/26*	1,418	4,765

Total Health Care		11,282

Total Warrants (0.0%) (Cost $—)		11,282

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.4%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.1%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $3,316,982, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $3,383,317. (xx)	$3,316,977	3,316,977
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $1,000,005, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $1,020,410. (xx)	1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $700,008, collateralized by various Common Stocks; total market value $773,755. (xx)	700,000	700,000

Total Repurchase Agreements		5,016,977

Total Short-Term Investments (2.5%) (Cost $6,016,977)		6,016,977

Total Investments in Securities (102.0%) (Cost $162,893,894)		243,763,300
Other Assets Less Liabilities (-2.0%)		(4,807,102)

Net Assets (100%)		$238,956,198

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $534,110 or 0.2% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $6,752,085. This was collateralized by $1,074,599 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/6/22 - 5/15/51 and by cash of $6,016,977 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right

See Notes to Financial Statements.

1440

EQ ADVISORS TRUST

EQ/T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$1,399,361	$—	$—	$1,399,361
Financials	857,595	—	—	857,595
Health Care	224,627,002	10,783,010	67,597	235,477,609
Rights
Health Care	—	—	476	476
Short-Term Investments
Investment Company	1,000,000	—	—	1,000,000
Repurchase Agreements	—	5,016,977	—	5,016,977
Warrants
Health Care	11,282	—	—	11,282

Total Assets	$227,895,240	$15,799,987	$68,073	$243,763,300

Total Liabilities	$—	$—	$—	$—

Total	$227,895,240	$15,799,987	$68,073	$243,763,300

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$71,298,498
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$77,652,558

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$88,989,014
Aggregate gross unrealized depreciation	(8,864,858)

Net unrealized appreciation	$80,124,156

Federal income tax cost of investments in securities and derivative instruments, if applicable	$163,639,144

See Notes to Financial Statements.

1441

EQ ADVISORS TRUST

EQ/T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $157,876,917)	$238,746,323
Repurchase Agreements (Cost $5,016,977)	5,016,977
Cash	1,538,711
Dividends, interest and other receivables	149,787
Receivable for Portfolio shares sold	21,295
Securities lending income receivable	9,586
Receivable for securities sold	198
Other assets	1,117

Total assets	245,483,994

LIABILITIES
Payable for return of collateral on securities loaned	6,016,977
Payable for Portfolio shares redeemed	225,732
Investment management fees payable	158,719
Distribution fees payable – Class IB	49,454
Administrative fees payable	18,014
Accrued expenses	58,900

Total liabilities	6,527,796

NET ASSETS	$238,956,198

Net assets were comprised of:
Paid in capital	$157,000,810
Total distributable earnings (loss)	81,955,388

Net assets	$238,956,198

Class IB
Net asset value, offering and redemption price per share, $238,956,198 / 3,459,361 shares outstanding (unlimited amount authorized: $0.01 par value)	$69.08

(x)	Includes value of securities on loan of $6,752,085.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $14,325 foreign withholding tax)	$1,302,233
Interest	585
Securities lending (net)	189,248

Total income	1,492,066

EXPENSES
Investment management fees	2,222,188
Distribution fees – Class IB	584,785
Administrative fees	214,789
Professional fees	59,219
Custodian fees	26,400
Printing and mailing expenses	25,994
Trustees’ fees	6,545
Miscellaneous	12,480

Gross expenses	3,152,400
Less: Waiver from investment manager	(344,974)

Net expenses	2,807,426

NET INVESTMENT INCOME (LOSS)	(1,315,360)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	10,514,499
Foreign currency transactions	816

Net realized gain (loss)	10,515,315

Change in unrealized appreciation (depreciation) on:
Investments in securities	11,830,720
Foreign currency translations	(2,253)

Net change in unrealized appreciation (depreciation)	11,828,467

NET REALIZED AND UNREALIZED GAIN (LOSS)	22,343,782

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,028,422

See Notes to Financial Statements.

1442

EQ ADVISORS TRUST

EQ/T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,315,360)	$(801,624)
Net realized gain (loss)	10,515,315	9,034,203
Net change in unrealized appreciation (depreciation)	11,828,467	39,012,689

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,028,422	47,245,268

Distributions to shareholders:
Class IB	(8,582,559)	(4,177,001)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 389,994 and 395,030 shares, respectively ]	26,759,481	22,106,496
Capital shares issued in reinvestment of distributions [ 126,090 and 64,476 shares, respectively ]	8,582,559	4,177,001
Capital shares repurchased [ (458,699) and (596,758) shares, respectively ]	(31,564,612)	(32,711,713)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,777,428	(6,428,216)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,223,291	36,640,051
NET ASSETS:
Beginning of year	222,732,907	186,092,856

End of year	$238,956,198	$222,732,907

See Notes to Financial Statements.

1443

EQ ADVISORS TRUST

EQ/T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$65.47		$52.58		$40.98		$45.62

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.39)		(0.23)		(0.18)		(0.04)
Net realized and unrealized gain (loss)	6.57		14.37		11.78		(4.60)

Total from investment operations	6.18		14.14		11.60		(4.64)

Less distributions:
Distributions from net realized gains	(2.57)		(1.25)		—		—

Net asset value, end of period	$69.08		$65.47		$52.58		$40.98

Total return (b)	9.51%		26.91%		28.31%		(10.17)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$238,956		$222,733		$186,093		$158,054
Ratio of expenses to average net assets:
After waivers (a)(f)	1.20	%(j)	1.20	%(j)	1.20	%(j)	1.20	%(j)
Before waivers (a)(f)	1.35%		1.37%		1.39%		1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.56)%		(0.42)%		(0.39)%		(0.43	)%(l)
Before waivers (a)(f)	(0.71)%		(0.59)%		(0.58)%		(0.68	)%(l)
Portfolio turnover rate^	31%		36%		40%		8	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1444

EQ/VALUE EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Aristotle Capital Management, LLC (Effective February 1, 2021, Aristotle Capital Management, LLC replaced BlackRock Investment Management, LLC as the sub-adviser to the Portfolio)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	25.37%	9.61%	11.64%
Portfolio – Class IB Shares	25.38	9.61	11.64
Portfolio – Class K Shares	25.68	9.88	11.92
Russell 1000® Value Index	25.16	11.16	12.97

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.38% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 25.16% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Security selection was the driver of outperformance during the year and was strongest within the Industrials, Financials and Consumer Staples sectors.

•	An underweight to the Communication Services sector (just one position) was the largest positive contributor from a sector allocation perspective.

•	Microsoft, Johnson Controls and Martin Marietta Materials were the largest individual contributors during the period.

What hurt performance during the year:

•	Security selection within Health Care, Energy and Communication Services detracted.

•	An overweight to the Information Technology sector detracted the most value from a sector allocation perspective.

•	PayPal Holdings, Twitter and ANSYS were the largest individual detractors during the period.

Portfolio Positioning and Outlook — Aristotle Capital Management, LLC

Inflation has surged and the Federal Reserve is charged with keeping it in check. Of all the explanations of why inflation has shot up in the U.S., the following struck a chord with us as potentially the most meaningful. At the outset of the COVID-19 pandemic in early 2020, three simultaneous events occurred:

(1)	An almost instantaneous sharp decline in the consumption of services (travel, leisure, hospitality, on-premise dining, etc.);

(2)	A massive fiscal stimulus including trillions of dollars in transfer payments; and

(3)	A sudden significant reversal of a decades-long switch from consumer valuing “experiential” activities versus “products.”

Due to these three artificial dislocations, demand for goods of all types has skyrocketed. We believe that there simply isn’t the productive capacity to meet that demand. So, we believe that until the long-term trends resume, price increases may be sustained. But once global consumers are able to resume the lives they choose (restaurants, bars, travel, live entertainment and the like), a reversal may take place that could lead to a dramatic reversion to the mean of consumer demand. “Products” could take a back seat to “services” again. This could lead to a bounce-back dislocation whereby products become plentiful again (with a coincident slowdown in pricing) while service inflation may reflect the pent-up demand that may come.

1445

EQ/VALUE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	19.3%
Financials	15.7
Industrials	13.2
Health Care	12.0
Materials	10.0
Consumer Staples	8.8
Consumer Discretionary	8.5
Real Estate	5.0
Energy	2.8
Communication Services	1.6
Repurchase Agreements	1.2
Investment Companies	0.7
Cash and Other	1.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,070.70	$4.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.64	4.61
Class IB
Actual	1,000.00	1,070.40	4.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.64	4.61
Class K
Actual	1,000.00	1,071.60	3.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.90	3.34

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.90%, 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1446

EQ ADVISORS TRUST

EQ/VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.6%)
Interactive Media & Services (1.6%)
Twitter, Inc.*	688,791	$29,769,547

Total Communication Services		29,769,547

Consumer Discretionary (8.5%)
Auto Components (2.3%)
Cie Generale des Etablissements Michelin SCA (ADR) (x)	1,273,105	41,745,113

Household Durables (6.2%)
Lennar Corp., Class A	483,924	56,212,612
Sony Group Corp. (ADR)	466,773	59,000,107

		115,212,719

Total Consumer Discretionary		156,957,832

Consumer Staples (8.8%)
Beverages (3.9%)
Coca-Cola Co. (The)	660,000	39,078,600
Constellation Brands, Inc., Class A	133,566	33,521,059

		72,599,659

Food & Staples Retailing (1.0%)
Walgreens Boots Alliance, Inc.	353,631	18,445,393

Food Products (1.6%)
Tyson Foods, Inc., Class A	338,706	29,521,615

Household Products (2.3%)
Procter & Gamble Co. (The)	253,299	41,434,650

Total Consumer Staples		162,001,317

Energy (2.8%)
Oil, Gas & Consumable Fuels (2.8%)
Coterra Energy, Inc.	1,583,714	30,090,566
Phillips 66	310,103	22,470,063

Total Energy		52,560,629

Financials (15.7%)
Banks (6.6%)
Commerce Bancshares, Inc.	343,645	23,622,157
Cullen/Frost Bankers, Inc.	246,201	31,038,560
East West Bancorp, Inc.	40,306	3,171,276
Mitsubishi UFJ Financial Group, Inc. (ADR)	3,352,813	18,306,359
PNC Financial Services Group, Inc. (The)	221,000	44,314,920

		120,453,272

Capital Markets (2.5%)
Ameriprise Financial, Inc.	154,191	46,513,257

Consumer Finance (2.8%)
Capital One Financial Corp.	355,565	51,588,926

Insurance (3.8%)
Chubb Ltd.	167,045	32,291,469
Cincinnati Financial Corp.	330,572	37,662,068

		69,953,537

Total Financials		288,508,992

Health Care (12.0%)
Biotechnology (2.1%)
Amgen, Inc.	169,269	38,080,447

Health Care Equipment & Supplies (4.0%)
Alcon, Inc. (x)	452,839	39,451,333
Medtronic plc	332,693	34,417,091

		73,868,424

Life Sciences Tools & Services (4.3%)
Danaher Corp.	240,767	79,214,751

Pharmaceuticals (1.6%)
Elanco Animal Health, Inc.*	1,014,944	28,804,111

Total Health Care		219,967,733

Industrials (13.2%)
Aerospace & Defense (1.7%)
General Dynamics Corp.	152,878	31,870,477

Building Products (2.9%)
Johnson Controls International plc	653,976	53,174,788

Industrial Conglomerates (2.3%)
Honeywell International, Inc.	198,449	41,378,601

Machinery (6.3%)
Oshkosh Corp.	206,717	23,299,073
Parker-Hannifin Corp.	155,728	49,540,192
Xylem, Inc.	360,058	43,178,155

		116,017,420

Total Industrials		242,441,286

Information Technology (19.3%)
IT Services (1.7%)
PayPal Holdings, Inc.*	161,446	30,445,487

Semiconductors & Semiconductor Equipment (5.8%)
Microchip Technology, Inc.	593,974	51,711,376
QUALCOMM, Inc.	304,977	55,771,144

		107,482,520

Software (11.8%)
Adobe, Inc.*	119,207	67,597,522
ANSYS, Inc.*	154,734	62,066,902
Microsoft Corp.	257,998	86,769,887

		216,434,311

Total Information Technology		354,362,318

Materials (10.0%)
Chemicals (7.2%)
Corteva, Inc.	1,060,393	50,135,381
Ecolab, Inc.	189,515	44,458,324
RPM International, Inc.	374,725	37,847,225

		132,440,930

Construction Materials (2.8%)
Martin Marietta Materials, Inc.	116,056	51,124,989

Total Materials		183,565,919

See Notes to Financial Statements.

1447

EQ ADVISORS TRUST

EQ/VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Real Estate (5.0%)
Equity Real Estate Investment Trusts (REITs) (5.0%)
Crown Castle International Corp. (REIT)	229,939	$47,997,467
Equity LifeStyle Properties, Inc. (REIT)	247,900	21,730,914
Sun Communities, Inc. (REIT)	103,843	21,803,915

Total Real Estate		91,532,296

Total Common Stocks (96.9%) (Cost $1,480,834,685)		1,781,667,869

SHORT-TERM INVESTMENTS:
Investment Companies (0.7%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	10,000,000	10,000,000
JPMorgan Prime Money Market Fund, IM Shares	3,475,865	3,477,256

Total Investment Companies		13,477,256

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.2%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $800,010, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $816,143. (xx)	$800,000	800,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $17,848,550, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $18,205,492. (xx)	17,848,520	17,848,520
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $3,000,035, collateralized by various Common Stocks; total market value $3,316,094. (xx)	3,000,000	3,000,000

Total Repurchase Agreements		21,648,520

Total Short-Term Investments (1.9%) (Cost $35,125,776)		35,125,776

Total Investments in Securities (98.8%) (Cost $1,515,960,461)		1,816,793,645
Other Assets Less Liabilities (1.2%)		22,371,617

Net Assets (100%)		$1,839,165,262

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $30,643,214. This was collateralized by cash of $31,648,520 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

1448

EQ ADVISORS TRUST

EQ/VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$29,769,547	$—	$—	$29,769,547
Consumer Discretionary	156,957,832	—	—	156,957,832
Consumer Staples	162,001,317	—	—	162,001,317
Energy	52,560,629	—	—	52,560,629
Financials	288,508,992	—	—	288,508,992
Health Care	219,967,733	—	—	219,967,733
Industrials	242,441,286	—	—	242,441,286
Information Technology	354,362,318	—	—	354,362,318
Materials	183,565,919	—	—	183,565,919
Real Estate	91,532,296	—	—	91,532,296
Short-Term Investments
Investment Companies	13,477,256	—	—	13,477,256
Repurchase Agreements	—	21,648,520	—	21,648,520

Total Assets	$1,795,145,125	$21,648,520	$—	$1,816,793,645

Total Liabilities	$—	$—	$—	$—

Total	$1,795,145,125	$21,648,520	$—	$1,816,793,645

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,816,810,467
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,997,105,120

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$320,771,432
Aggregate gross unrealized depreciation	(19,420,656)

Net unrealized appreciation	$301,350,776

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,515,442,869

See Notes to Financial Statements.

1449

EQ ADVISORS TRUST

EQ/VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,494,311,941)	$1,795,145,125
Repurchase Agreements (Cost $21,648,520)	21,648,520
Cash	54,621,404
Dividends, interest and other receivables	1,112,086
Receivable for securities sold	417,014
Receivable for Portfolio shares sold	220,326
Securities lending income receivable	3,823
Other assets	6,597

Total assets	1,873,174,895

LIABILITIES
Payable for return of collateral on securities loaned	31,648,520
Investment management fees payable	837,781
Payable for securities purchased	612,028
Payable for Portfolio shares redeemed	438,333
Distribution fees payable – Class IB	263,235
Administrative fees payable	140,021
Distribution fees payable – Class IA	35,295
Trustees’ fees payable	481
Accrued expenses	33,939

Total liabilities	34,009,633

NET ASSETS	$1,839,165,262

Net assets were comprised of:
Paid in capital	$1,528,259,596
Total distributable earnings (loss)	310,905,666

Net assets	$1,839,165,262

Class IA
Net asset value, offering and redemption price per share, $168,267,585 / 7,439,209 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.62

Class IB
Net asset value, offering and redemption price per share, $1,260,850,574 / 55,518,109 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.71

Class K
Net asset value, offering and redemption price per share, $410,047,103 / 18,117,095 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.63

(x)	Includes value of securities on loan of $30,643,214.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $379,868 foreign withholding tax)	$28,053,790
Interest	16,663
Securities lending (net)	56,307

Total income	28,126,760

EXPENSES
Investment management fees	9,681,073
Distribution fees – Class IB	2,989,434
Administrative fees	1,624,195
Distribution fees – Class IA	411,043
Professional fees	103,216
Printing and mailing expenses	99,293
Custodian fees	59,800
Trustees’ fees	49,059
Miscellaneous	28,434

Total expenses	15,045,547

NET INVESTMENT INCOME (LOSS)	13,081,213

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	304,661,214
Net change in unrealized appreciation (depreciation) on investments in securities	75,910,998

NET REALIZED AND UNREALIZED GAIN (LOSS)	380,572,212

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$393,653,425

See Notes to Financial Statements.

1450

EQ ADVISORS TRUST

EQ/VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,081,213	$26,143,424
Net realized gain (loss)	304,661,214	119,897,783
Net change in unrealized appreciation (depreciation)	75,910,998	(111,869,276)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	393,653,425	34,171,931

Distributions to shareholders:
Class IA	(30,223,218)	(13,143,689)
Class IB	(224,232,988)	(92,775,557)
Class K	(74,191,180)	(34,901,574)

Total distributions to shareholders	(328,647,386)	(140,820,820)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 245,425 and 320,210 shares, respectively ]	6,082,932	6,381,342
Capital shares issued in reinvestment of dividends and distributions [ 1,331,139 and 622,455 shares, respectively ]	30,223,218	13,143,689
Capital shares repurchased [ (956,167) and (993,837) shares, respectively ]	(23,951,946)	(20,105,057)

Total Class IA transactions	12,354,204	(580,026)

Class IB
Capital shares sold [ 1,249,745 and 2,612,246 shares, respectively ]	30,931,567	51,251,394
Capital shares issued in reinvestment of dividends and distributions [ 9,837,672 and 4,378,252 shares, respectively ]	224,232,988	92,775,557
Capital shares repurchased [ (3,927,482) and (4,007,693) shares, respectively ]	(98,526,489)	(82,361,875)

Total Class IB transactions	156,638,066	61,665,076

Class K
Capital shares sold [ 114,350 and 744,044 shares, respectively ]	2,843,951	15,725,384
Capital shares issued in reinvestment of dividends and distributions [ 3,265,804 and 1,651,409 shares, respectively ]	74,191,180	34,901,574
Capital shares repurchased [ (2,953,695) and (3,942,315) shares, respectively ]	(74,083,561)	(82,957,422)

Total Class K transactions	2,951,570	(32,330,464)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	171,943,840	28,754,586

TOTAL INCREASE (DECREASE) IN NET ASSETS	236,949,879	(77,894,303)
NET ASSETS:
Beginning of year	1,602,215,383	1,680,109,686

End of year	$1,839,165,262	$1,602,215,383

See Notes to Financial Statements.

1451

EQ ADVISORS TRUST

EQ/VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$21.94	$23.46	$20.32	$24.69	$23.16

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.37	0.44	0.40	0.28
Net realized and unrealized gain (loss)	5.34	0.18	4.28	(2.25)	1.59

Total from investment operations	5.51	0.55	4.72	(1.85)	1.87

Less distributions:
Dividends from net investment income	(0.17)	(0.38)	(0.45)	(0.41)	(0.34)
Distributions from net realized gains	(4.66)	(1.69)	(1.13)	(2.11)	—

Total dividends and distributions	(4.83)	(2.07)	(1.58)	(2.52)	(0.34)

Net asset value, end of year	$22.62	$21.94	$23.46	$20.32	$24.69

Total return	25.37%	2.82%	23.41%	(7.99)%	8.09	%(dd)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$168,268	$149,596	$161,168	$143,367	$170,805
Ratio of expenses to average net assets:
After waivers (f)	0.91%	0.95%	0.95%	0.92%	0.95%
Before waivers (f)	0.91%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.68%	1.78%	1.91%	1.61%	1.19%
Before waivers (f)	0.68%	1.78%	1.91%	1.58%	1.19%
Portfolio turnover rate^	106%	88%	47%	36%	43%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$22.01	$23.53	$20.37	$24.75	$23.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.36	0.44	0.40	0.28
Net realized and unrealized gain (loss)	5.36	0.19	4.30	(2.26)	1.59

Total from investment operations	5.53	0.55	4.74	(1.86)	1.87

Less distributions:
Dividends from net investment income	(0.17)	(0.38)	(0.45)	(0.41)	(0.34)
Distributions from net realized gains	(4.66)	(1.69)	(1.13)	(2.11)	—

Total dividends and distributions	(4.83)	(2.07)	(1.58)	(2.52)	(0.34)

Net asset value, end of year	$22.71	$22.01	$23.53	$20.37	$24.75

Total return	25.38%	2.81%	23.46%	(8.01)%	8.07	%(dd)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,260,851	$1,064,449	$1,067,720	$899,385	$1,025,850
Ratio of expenses to average net assets:
After waivers (f)	0.91%	0.95%	0.95%	0.92%	0.95%
Before waivers (f)	0.91%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.68%	1.78%	1.90%	1.60%	1.19%
Before waivers (f)	0.68%	1.78%	1.90%	1.58%	1.19%
Portfolio turnover rate^	106%	88%	47%	36%	43%

See Notes to Financial Statements.

1452

EQ ADVISORS TRUST

EQ/VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$21.94	$23.46	$20.31	$24.69	$23.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.42	0.50	0.46	0.34
Net realized and unrealized gain (loss)	5.35	0.18	4.29	(2.25)	1.60

Total from investment operations	5.58	0.60	4.79	(1.79)	1.94

Less distributions:
Dividends from net investment income	(0.23)	(0.43)	(0.51)	(0.48)	(0.40)
Distributions from net realized gains	(4.66)	(1.69)	(1.13)	(2.11)	—

Total dividends and distributions	(4.89)	(2.12)	(1.64)	(2.59)	(0.40)

Net asset value, end of year	$22.63	$21.94	$23.46	$20.31	$24.69

Total return	25.68%	3.05%	23.76%	(7.78)%	8.39	%(dd)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$410,047	$388,170	$451,221	$447,298	$568,814
Ratio of expenses to average net assets:
After waivers (f)	0.66%	0.70%	0.70%	0.67%	0.70%
Before waivers (f)	0.66%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.93%	2.04%	2.17%	1.86%	1.44%
Before waivers (f)	0.93%	2.04%	2.17%	1.83%	1.44%
Portfolio turnover rate^	106%	88%	47%	36%	43%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 7.96% for Class IA, 7.98% for Class IB and 8.26% for Class K.

See Notes to Financial Statements.

1453

EQ/WELLINGTON ENERGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Wellington Management Company LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	Since Incept.
Portfolio – Class IB Shares*	35.48%	(15.70)%
MSCI ACWI Energy (Net) Index	36.01	(2.47)

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 35.48% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the MSCI ACWI Energy (Net) Index, which returned 36.01% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Security selection was the primary driver of relative outperformance due to strong selection within refining & marketing and producers.

•	Although sector allocation detracted overall, an underweight to refining & marketing contributed meaningfully to performance.

•	Not owning Neste Oil Oyj, an oil refining and marketing company based in Finland, benefited relative performance.

•	An out-of-benchmark allocation to China Longyuan Power, the largest renewable power producer in China, added to performance.

•	An overweight to Pioneer Natural Resources, an American oil and gas exploration and production company with acreage in the Permian Basin, added to relative performance.

What hurt performance during the year:

•	Sector allocation effects nearly offset positive security selection, driven by exposure to energy utilities.

•	While security selection contributed overall, negative selection in integrated oils detracted.

•	An underweight to Exxon Mobil, an American multinational oil and gas corporation, detracted from relative performance.

•	Not owning Devon Energy, an American oil and gas exploration and production company, also detracted.

•	An out-of-benchmark allocation to Enel, an Italian multinational manufacturer and distributor of electricity and gas, dragged on performance.

Portfolio Positioning and Outlook — Wellington Management Company, LLP

In this environment, we continue to favor European oil majors vs U.S. oil majors, as we believe the former offer more attractive valuations, lower dividend payout ratios, and more explicit ways to participate in the energy transition. We also continue to favor European natural gas producers, which are benefiting from record high gas prices due to tight inventories, persistent supply constraints, and strong demand heading into the winter heating season. Utilities have meaningfully underperformed other parts of the energy value chain over the course of 2021, creating attractive entry points to add to integrated utility companies that may benefit from renewables demand growth. On a relative basis, we prefer the European utilities vs the U.S. utilities, but are also finding attractive opportunities in China, given the country’s commitment to achieve carbon neutrality by 2060.

Sector Weightings as of December 31, 2021	% of Net Assets
Energy	82.8%
Utilities	15.2
Repurchase Agreement	1.4
Cash and Other	0.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including

1454

EQ/WELLINGTON ENERGY PORTFOLIO (Unaudited)

investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IB
Actual	$1,000.00	$1,078.30	$6.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.21	6.06

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.19%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1455

EQ ADVISORS TRUST

EQ/WELLINGTON ENERGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Energy (82.8%)
Energy Equipment & Services (2.0%)
Tenaris SA	134,640	$1,411,779
Tenaris SA (ADR)	16,994	354,495

		1,766,274

Oil, Gas & Consumable Fuels (80.8%)
ARC Resources Ltd. (x)	37,576	341,613
BP plc	720,036	3,221,069
BP plc (ADR)	28,274	752,937
Chesapeake Energy Corp.	43,645	2,815,975
Chevron Corp.	36,374	4,268,489
ConocoPhillips	59,113	4,266,776
Coterra Energy, Inc.	180,978	3,438,582
Enbridge, Inc.	96,196	3,757,496
EOG Resources, Inc.	11,655	1,035,314
Equinor ASA	145,651	3,901,536
Exxon Mobil Corp.	63,741	3,900,312
Hess Corp.	43,321	3,207,054
LUKOIL PJSC (ADR)	41,521	3,728,586
Marathon Petroleum Corp.	66,538	4,257,767
Petroleo Brasileiro SA	380,819	2,098,948
Pioneer Natural Resources Co.	22,848	4,155,594
Royal Dutch Shell plc, Class A	396,647	8,707,145
Royal Dutch Shell plc, Class B	48,250	1,059,570
Royal Dutch Shell plc (ADR), Class B	2,154	93,376
TC Energy Corp. (New York Stock Exchange) (x)	18,532	862,479
TC Energy Corp. (Toronto Stock Exchange) (x)	41,464	1,928,398
TotalEnergies SE	108,798	5,528,163
TotalEnergies SE (ADR) (x)	59,899	2,962,604
Williams Cos., Inc. (The)	89,470	2,329,799

		72,619,582

Total Energy		74,385,856

Utilities (15.2%)
Electric Utilities (9.2%)
American Electric Power Co., Inc.	6,642	590,939
Avangrid, Inc. (x)	6,507	324,569
Duke Energy Corp.	10,483	1,099,667
Edison International	10,080	687,960
Enel SpA	93,359	748,914
Exelon Corp.	21,249	1,227,342
FirstEnergy Corp.	20,406	848,686
Iberdrola SA	68,377	810,389
NextEra Energy, Inc.	12,092	1,128,909
Southern Co. (The)	12,360	847,649

		8,315,024

Gas Utilities (0.2%)
China Gas Holdings Ltd.	86,523	179,758

Independent Power and Renewable Electricity Producers (2.0%)
China Longyuan Power Group Corp. Ltd., Class H	770,872	1,799,266

Multi-Utilities (3.8%)
CenterPoint Energy, Inc.	13,986	390,349
Engie SA	80,031	1,185,774
National Grid plc	50,952	730,903
RWE AG	10,825	440,223
Sempra Energy	4,869	644,071

		3,391,320

Total Utilities		13,685,368

Total Common Stocks (98.0%) (Cost $75,038,696)		88,071,224

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Repurchase Agreement (1.4%)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $1,268,365, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $1,293,730. (xx)	$1,268,363	1,268,363

Total Short-Term Investment (1.4%) (Cost $1,268,363)		1,268,363

Total Investments in Securities (99.4%) (Cost $76,307,059)		89,339,587
Other Assets Less Liabilities (0.6%)		498,217

Net Assets (100%)		$89,837,804

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $2,863,783. This was collateralized by $1,696,904 of various U.S. Government Treasury Securities, ranging from 0.000% – 6.250%, maturing 1/6/22 – 5/15/51 and by cash of $1,268,363 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt

Country Diversification As a Percentage of Total Net Assets
Brazil	2.3%
Canada	7.7
China	2.2
France	10.8
Germany	0.5
Italy	0.8
Netherlands	11.0
Norway	4.3
Russia	4.2
Spain	0.9
United Kingdom	5.2
United States	49.5
Cash and Other	0.6

100.0%

See Notes to Financial Statements.

1456

EQ ADVISORS TRUST

EQ/WELLINGTON ENERGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Energy	$48,457,646	$25,928,210	$—	$74,385,856
Utilities	7,790,141	5,895,227	—	13,685,368
Short-Term Investment
Repurchase Agreement	—	1,268,363	—	1,268,363

Total Assets	$56,247,787	$33,091,800	$—	$89,339,587

Total Liabilities	$—	$—	$—	$—

Total	$56,247,787	$33,091,800	$—	$89,339,587

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$21,520,443
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$12,570,254

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,080,260
Aggregate gross unrealized depreciation	(1,258,803)

Net unrealized appreciation	$12,821,457

Federal income tax cost of investments in securities and derivative instruments, if applicable	$76,518,130

For the year ended December 31, 2021, the Portfolio incurred approximately $8 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

1457

EQ ADVISORS TRUST

EQ/WELLINGTON ENERGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $75,038,696)	$88,071,224
Repurchase Agreements (Cost $1,268,363)	1,268,363
Cash	1,495,219
Foreign cash (Cost $2)	2
Dividends, interest and other receivables	312,982
Receivable for Portfolio shares sold	88,029
Securities lending income receivable	403
Other assets	5,880

Total assets	91,242,102

LIABILITIES
Payable for return of collateral on securities loaned	1,268,363
Investment management fees payable	53,060
Distribution fees payable – Class IB	18,761
Administrative fees payable	6,834
Payable for Portfolio shares redeemed	4,743
Accrued expenses	52,537

Total liabilities	1,404,298

NET ASSETS	$89,837,804

Net assets were comprised of:
Paid in capital	$132,237,723
Total distributable earnings (loss)	(42,399,919)

Net assets	$89,837,804

Class IB
Net asset value, offering and redemption price per share, $89,837,804 / 29,227,880 shares outstanding (unlimited amount authorized: $0.01 par value)	$3.07

(x)	Includes value of securities on loan of $2,863,783.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $299,329 foreign withholding tax)	$3,660,507
Interest	534
Securities lending (net)	14,802

Total income	3,675,843

EXPENSES
Investment management fees	679,150
Distribution fees – Class IB	199,749
Administrative fees	73,323
Professional fees	53,277
Custodian fees	24,900
Printing and mailing expenses	20,717
Trustees’ fees	2,059
Miscellaneous	13,379

Gross expenses	1,066,554
Less: Waiver from investment manager	(115,110)

Net expenses	951,444

NET INVESTMENT INCOME (LOSS)	2,724,399

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	446,947
Foreign currency transactions	(7,926)

Net realized gain (loss)	439,021

Change in unrealized appreciation (depreciation) on:
Investments in securities	19,283,402
Foreign currency translations	(721)

Net change in unrealized appreciation (depreciation)	19,282,681

NET REALIZED AND UNREALIZED GAIN (LOSS)	19,721,702

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,446,101

See Notes to Financial Statements.

1458

EQ ADVISORS TRUST

EQ/WELLINGTON ENERGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,724,399	$1,733,881
Net realized gain (loss)	439,021	(25,580,012)
Net change in unrealized appreciation (depreciation)	19,282,681	(2,600,427)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,446,101	(26,446,558)

Distributions to shareholders:
Class IB	(2,772,934)	(1,817,879)

Tax return of capital:
Class IB	—	(138,138)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 9,782,897 and 10,965,548 shares, respectively ]	28,192,407	24,218,296
Capital shares issued in reinvestment of dividends [ 921,121 and 821,409 shares, respectively ]	2,772,934	1,956,017
Capital shares repurchased [ (7,488,297) and (5,792,468) shares, respectively ]	(21,688,390)	(14,092,797)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	9,276,951	12,081,516

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,950,118	(16,321,059)
NET ASSETS:
Beginning of year	60,887,686	77,208,745

End of year	$89,837,804	$60,887,686

See Notes to Financial Statements.

1459

EQ ADVISORS TRUST

EQ/WELLINGTON ENERGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 22, 2018* to December 31, 2018
Class IB	2021		2020		2019
Net asset value, beginning of period	$2.34		$3.86		$3.86		$5.72

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10		0.08		0.02		—	#
Net realized and unrealized gain (loss)	0.73		(1.52)		0.02		(1.86)

Total from investment operations	0.83		(1.44)		0.04		(1.86)

Less distributions:
Dividends from net investment income	(0.10)		(0.07)		(0.02)		—	#
Return of capital	—		(0.01)		(0.02)		—

Total dividends and distributions	(0.10)		(0.08)		(0.04)		—	#

Net asset value, end of period	$3.07		$2.34		$3.86		$3.86

Total return (b)	35.48%		(37.39)%		1.04%		(32.44)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$89,838		$60,888		$77,209		$72,376
Ratio of expenses to average net assets:
After waivers (a)(f)	1.19	%(j)	1.19	%(j)	1.19	%(j)	1.19	%(j)
Before waivers (a)(f)	1.33%		1.42%		1.35%		1.36%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	3.41%		3.17%		0.40%		0.45	%(l)
Before waivers (a)(f)	3.26%		2.94%		0.24%		0.28	%(l)
Portfolio turnover rate^	16%		71%		69	%(h)	5	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 17%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.19% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1460

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	ClearBridge Investment LLC

➢	1832 Asset Management U.S. Inc.

➢	T. Rowe Price Associates, Inc.

➢	Westfield Capital Management Company, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	20.49%	23.74%	18.40%
Portfolio – Class IB Shares	20.49	23.74	18.39
Portfolio – Class K Shares	20.79	24.05	18.66
Russell 3000® Growth Index	25.85	24.56	19.39

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.49% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Russell 3000® Growth Index, which returned 25.85% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Upstart Holdings Inc. (financial services), a consumer lending company, was a lead contributor to relative performance.

•

A relative overweight position in Seagate Technology (Ireland) aided results. Seagate Technology is a digital storage provider which benefited from an improving market for hard disk drives and flash memory;

•	An overweight to communication services was also beneficial as the return of live events and subsequent rebound in advertising benefited a number of holdings in the sector.

•	Underweighting Amazon.com Inc. and Mastercard Inc. and overweighting Fortinet Inc., Rocu Inc. and Hubspot Inc. benefited performance relative to the benchmark.

What hurt performance during the year:

•

Overall, unfavorable stock selection drove relative underperformance, especially in the Information Technology sector, where underweighting Microsoft Corp. Nvidia Corp. and Apple Inc. and overweighting Global Payments hurt Portfolio performance. Underweighting the sector detracted from performance as well.

•

Within communication services, Twitter had the main impact on results. After an optimistic start to the year, the social content platform was hurt by sluggish user growth, the exit of its CEO and a slower than expected broadening of its advertising base.

•	The consumer discretionary sector also weighed on relative returns due to poor stock picking, in particular underweighting Tesla Inc.

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	38.4%
Communication Services	12.7
Consumer Discretionary	12.7
Health Care	12.4
Exchange Traded Funds	10.0
Industrials	4.5
Investment Companies	3.5
Financials	2.1
Consumer Staples	1.8
Repurchase Agreements	1.4
Materials	0.8
Real Estate	0.7
Energy	0.4
Utilities	0.0 #
Cash and Other	(1.4)

100.0%

#	Less than 0.05%.

1461

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,079.60	$4.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.83
Class IB
Actual	1,000.00	1,079.50	4.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.83
Class K
Actual	1,000.00	1,081.00	3.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.56

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1462

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (12.7%)
Diversified Telecommunication Services (0.0%)
Cogent Communications Holdings, Inc.	2,600	$190,268
Iridium Communications, Inc.*	4,900	202,321

		392,589

Entertainment (1.5%)
Liberty Media Corp.-Liberty Formula One, Class C*	17,651	1,116,249
Live Nation Entertainment, Inc.*	14,170	1,696,007
Madison Square Garden Entertainment Corp.*	27,961	1,966,777
Madison Square Garden Sports Corp.*	18,320	3,182,733
Netflix, Inc.*	19,588	11,800,595
Playtika Holding Corp.*	10,127	175,096
Roku, Inc.*	3,400	775,880
Spotify Technology SA*	16,633	3,892,621
Take-Two Interactive Software, Inc.*	1,200	213,264
Walt Disney Co. (The)*	2,800	433,692
Warner Music Group Corp., Class A	11,608	501,233
World Wrestling Entertainment, Inc., Class A	33,979	1,676,524
Zynga, Inc., Class A*	32,200	206,080

		27,636,751

Interactive Media & Services (9.5%)
Alphabet, Inc., Class A*	23,226	67,286,651
Alphabet, Inc., Class C*	9,784	28,310,885
IAC/InterActiveCorp*	8,307	1,085,808
Match Group, Inc.*	55,175	7,296,894
Meta Platforms, Inc., Class A*	155,993	52,468,245
Pinterest, Inc., Class A*	16,300	592,505
Snap, Inc., Class A*	67,747	3,186,141
Twitter, Inc.*	198,554	8,581,504
Vimeo, Inc.*	3,734	67,063
ZoomInfo Technologies, Inc.*	147,300	9,456,660

		178,332,356

Media (1.7%)
Altice USA, Inc., Class A*	7,000	113,260
AMC Networks, Inc., Class A*	62,288	2,145,199
Cable One, Inc.	200	352,690
Charter Communications, Inc., Class A*	3,518	2,293,630
Comcast Corp., Class A	220,242	11,084,780
Discovery, Inc., Class A (x)*	103,311	2,431,941
Discovery, Inc., Class C (x)*	27,953	640,124
Liberty Broadband Corp., Class A*	24,290	3,908,261
Liberty Broadband Corp., Class C*	18,696	3,011,926
Liberty Media Corp.-Liberty SiriusXM, Class A*	38,952	1,980,709
Liberty Media Corp.-Liberty SiriusXM, Class C*	71,205	3,620,774
Nexstar Media Group, Inc., Class A	1,400	211,372

		31,794,666

Total Communication Services		238,156,362

Consumer Discretionary (12.7%)
Auto Components (0.1%)
Aptiv plc*	9,025	1,488,674
Fox Factory Holding Corp.*	1,300	221,130
QuantumScape Corp. (x)*	7,000	155,330

		1,865,134

Automobiles (1.7%)
Rivian Automotive, Inc., Class A (x)*	16,949	1,757,442
Tesla, Inc.*	27,973	29,561,307
Thor Industries, Inc.	1,800	186,786

		31,505,535

Distributors (0.0%)
Pool Corp.	1,212	685,992

Diversified Consumer Services (0.0%)
2U, Inc.*	2,000	40,140
Bright Horizons Family Solutions, Inc.*	2,000	251,760
Chegg, Inc.*	4,800	147,360

		439,260

Hotels, Restaurants & Leisure (2.2%)
Bloomin’ Brands, Inc.*	6,400	134,272
Booking Holdings, Inc.*	2,167	5,199,131
Boyd Gaming Corp.*	3,300	216,381
Caesars Entertainment, Inc.*	4,400	411,532
Chipotle Mexican Grill, Inc.*	6,809	11,903,834
Choice Hotels International, Inc.	1,600	249,584
Churchill Downs, Inc.	1,400	337,260
Darden Restaurants, Inc.	2,600	391,664
Domino’s Pizza, Inc.	708	399,546
DraftKings, Inc., Class A*	28,181	774,132
Expedia Group, Inc.*	4,200	759,024
Hilton Worldwide Holdings, Inc.*	5,500	857,945
Las Vegas Sands Corp.*	9,837	370,265
Marriott International, Inc., Class A*	31,120	5,142,269
McDonald’s Corp.	3,968	1,063,702
MGM Resorts International	142,660	6,402,581
Penn National Gaming, Inc.*	3,268	169,446
Red Rock Resorts, Inc., Class A (x)	4,800	264,048
Scientific Games Corp.*	3,400	227,222
Starbucks Corp.	35,193	4,116,525
Texas Roadhouse, Inc.	2,900	258,912
Travel + Leisure Co.	3,300	182,391
Vail Resorts, Inc.	1,200	393,480
Wendy’s Co. (The)	9,500	226,575
Wyndham Hotels & Resorts, Inc.	2,700	242,055
Wynn Resorts Ltd.*	3,158	268,556
Yum China Holdings, Inc.	4,100	204,344
Yum! Brands, Inc.	2,362	327,987

		41,494,663

See Notes to Financial Statements.

1463

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Household Durables (0.1%)
DR Horton, Inc.	4,100	$444,645
Helen of Troy Ltd.*	1,000	244,470
iRobot Corp. (x)*	990	65,221
NVR, Inc.*	100	590,887
PulteGroup, Inc.	3,700	211,492
Tempur Sealy International, Inc.	5,400	253,962
Toll Brothers, Inc.	3,500	253,365

		2,064,042

Internet & Direct Marketing Retail (4.4%)
Amazon.com, Inc.*	22,583	75,299,400
Coupang, Inc.*	32,019	940,718
DoorDash, Inc., Class A*	5,923	881,935
eBay, Inc.	20,300	1,349,950
Etsy, Inc.*	16,900	3,700,086
Farfetch Ltd., Class A*	17,833	596,157
Stitch Fix, Inc., Class A*	3,300	62,436
Wayfair, Inc., Class A (x)*	1,200	227,964

		83,058,646

Leisure Products (0.1%)
Brunswick Corp.	2,100	211,533
Mattel, Inc.*	10,800	232,848
Peloton Interactive, Inc., Class A*	23,046	824,125
Polaris, Inc.	2,200	241,802
YETI Holdings, Inc.*	3,300	273,339

		1,783,647

Multiline Retail (0.6%)
Dollar General Corp.	14,823	3,495,708
Nordstrom, Inc. (x)*	5,700	128,934
Target Corp.	27,980	6,475,691

		10,100,333

Specialty Retail (2.2%)
American Eagle Outfitters, Inc. (x)	5,400	136,728
AutoZone, Inc.*	91	190,771
Bath & Body Works, Inc.	4,100	286,139
Best Buy Co., Inc.	1,800	182,880
Burlington Stores, Inc.*	1,800	524,718
Carvana Co.*	8,538	1,979,023
Five Below, Inc.*	38,000	7,861,820
Floor & Decor Holdings, Inc., Class A*	3,600	468,036
GameStop Corp., Class A (x)*	1,800	267,102
Home Depot, Inc. (The)	30,793	12,779,403
Leslie’s, Inc.*	8,133	192,427
Lithia Motors, Inc.	600	178,170
Lowe’s Cos., Inc.	20,492	5,296,772
O’Reilly Automotive, Inc.*	596	420,913
Petco Health & Wellness Co., Inc.*	10,048	198,850
RH*	500	267,970
Ross Stores, Inc.	41,796	4,776,447
TJX Cos., Inc. (The)	35,986	2,732,057
Tractor Supply Co.	3,328	794,061
Ulta Beauty, Inc.*	1,604	661,393
Victoria’s Secret & Co.*	1,366	75,868
Vroom, Inc. (x)*	4,700	50,713
Williams-Sonoma, Inc.	1,600	270,608

		40,592,869

Textiles, Apparel & Luxury Goods (1.3%)
Columbia Sportswear Co.	2,000	194,880
Crocs, Inc.*	2,100	269,262
Deckers Outdoor Corp.*	600	219,786
Hanesbrands, Inc.	10,800	180,576
Lululemon Athletica, Inc.*	36,894	14,442,156
NIKE, Inc., Class B	46,323	7,720,655
Skechers USA, Inc., Class A*	4,100	177,940
Tapestry, Inc.	4,700	190,820
VF Corp.	6,204	454,257

		23,850,332

Total Consumer Discretionary		237,440,453

Consumer Staples (1.8%)
Beverages (0.7%)
Boston Beer Co., Inc. (The), Class A*	400	202,040
Brown-Forman Corp., Class B	2,710	197,451
Coca-Cola Co. (The)	81,854	4,846,575
Monster Beverage Corp.*	11,473	1,101,867
PepsiCo, Inc.	34,218	5,944,009

		12,291,942

Food & Staples Retailing (0.7%)
Costco Wholesale Corp.	20,606	11,698,026
Sysco Corp.	14,566	1,144,159

		12,842,185

Food Products (0.1%)
Darling Ingredients, Inc.*	3,100	214,799
Freshpet, Inc.*	1,500	142,905
Hershey Co. (The)	3,538	684,497
Kellogg Co.	3,300	212,586
Lamb Weston Holdings, Inc.	3,200	202,816
Lancaster Colony Corp.	1,300	215,280

		1,672,883

Household Products (0.1%)
Church & Dwight Co., Inc.	2,376	243,540
Clorox Co. (The)	3,784	659,778
Colgate-Palmolive Co.	13,200	1,126,488
Kimberly-Clark Corp.	5,100	728,892

		2,758,698

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	6,882	2,547,716

Tobacco (0.1%)
Altria Group, Inc.	30,725	1,456,058

Total Consumer Staples		33,569,482

Energy (0.4%)
Energy Equipment & Services (0.0%)
Halliburton Co.	8,500	194,395

Oil, Gas & Consumable Fuels (0.4%)
Cheniere Energy, Inc.	7,200	730,224
ConocoPhillips	47,130	3,401,844
Continental Resources, Inc.	5,300	237,228
Diamondback Energy, Inc.	2,600	280,410
EOG Resources, Inc.	2,300	204,309
Hess Corp.	2,300	170,269

See Notes to Financial Statements.

1464

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
New Fortress Energy, Inc. (x)	5,000	$120,700
Occidental Petroleum Corp.	6,500	188,435
Ovintiv, Inc.	6,400	215,680
Pioneer Natural Resources Co.	2,900	527,452
Texas Pacific Land Corp.	200	249,774

		6,326,325

Total Energy		6,520,720

Financials (2.1%)
Banks (0.2%)
Citizens Financial Group, Inc.	4,300	203,175
First Financial Bankshares, Inc.	4,800	244,032
SVB Financial Group*	4,590	3,113,122
Western Alliance Bancorp	2,100	226,065

		3,786,394

Capital Markets (1.6%)
Ameriprise Financial, Inc.	1,900	573,154
Ares Management Corp.	5,300	430,731
Blackstone, Inc.	20,300	2,626,617
Brookfield Asset Management, Inc., Class A	54,590	3,296,144
Charles Schwab Corp. (The)	46,285	3,892,569
Cohen & Steers, Inc.	24,500	2,266,495
FactSet Research Systems, Inc.	976	474,346
Goldman Sachs Group, Inc. (The)	600	229,530
LPL Financial Holdings, Inc.	2,400	384,216
MarketAxess Holdings, Inc.	2,042	839,813
Moody’s Corp.	4,497	1,756,438
Morgan Stanley	39,390	3,866,522
Morningstar, Inc.	800	273,592
MSCI, Inc.	1,669	1,022,580
Raymond James Financial, Inc.	2,250	225,900
S&P Global, Inc.	15,754	7,434,785
T. Rowe Price Group, Inc.	2,744	539,580

		30,133,012

Consumer Finance (0.2%)
American Express Co.	12,400	2,028,640
Credit Acceptance Corp. (x)*	500	343,840
Discover Financial Services	5,000	577,800
Synchrony Financial	4,100	190,199
Upstart Holdings, Inc.*	1,341	202,893

		3,343,372

Insurance (0.1%)
Aon plc, Class A	3,959	1,189,917
Arch Capital Group Ltd.*	5,200	231,140
Brown & Brown, Inc.	5,000	351,400
Erie Indemnity Co., Class A	1,100	211,926
Lincoln National Corp.	3,200	218,432
Markel Corp.*	200	246,800
Marsh & McLennan Cos., Inc.	1,801	313,050

		2,762,665

Thrifts & Mortgage Finance (0.0%)
Rocket Cos., Inc., Class A (x)	12,300	172,200

Total Financials		40,197,643

Health Care (12.4%)
Biotechnology (3.6%)
AbbVie, Inc.	86,032	11,648,733
ACADIA Pharmaceuticals, Inc.*	4,400	102,696
Allogene Therapeutics, Inc.*	4,700	70,124
Alnylam Pharmaceuticals, Inc.*	3,500	593,530
Amgen, Inc.	14,096	3,171,177
Amicus Therapeutics, Inc.*	11,000	127,050
Arrowhead Pharmaceuticals, Inc.*	3,800	251,940
Ascendis Pharma A/S (ADR)*	43,330	5,829,185
Biogen, Inc.*	32,954	7,906,324
ChemoCentryx, Inc.*	3,600	131,076
Clovis Oncology, Inc. (x)*	5,800	15,718
CureVac NV (x)*	3,500	120,085
Deciphera Pharmaceuticals, Inc.*	3,200	31,264
Denali Therapeutics, Inc.*	2,700	120,420
Exact Sciences Corp.*	5,127	399,034
Exelixis, Inc.*	8,600	157,208
Fate Therapeutics, Inc.*	3,000	175,530
FibroGen, Inc.*	3,200	45,120
Heron Therapeutics, Inc. (x)*	6,100	55,693
Horizon Therapeutics plc*	76,900	8,286,744
ImmunoGen, Inc.*	17,169	127,394
Incyte Corp.*	4,692	344,393
Insmed, Inc.*	7,200	196,128
Intellia Therapeutics, Inc.*	2,000	236,480
Invitae Corp.*	7,400	112,998
Ionis Pharmaceuticals, Inc.*	66,182	2,013,918
Iovance Biotherapeutics, Inc.*	7,000	133,630
Ironwood Pharmaceuticals, Inc.*	8,500	99,110
Karuna Therapeutics, Inc.*	1,900	248,900
Ligand Pharmaceuticals, Inc.*	913	141,022
Madrigal Pharmaceuticals, Inc.*	600	50,844
Moderna, Inc.*	10,100	2,565,198
Natera, Inc.*	2,200	205,458
Neurocrine Biosciences, Inc.*	3,946	336,081
Novavax, Inc.*	2,200	314,754
PTC Therapeutics, Inc.*	3,800	151,354
Puma Biotechnology, Inc.*	4,600	13,984
Radius Health, Inc.*	2,600	17,992
Regeneron Pharmaceuticals, Inc.*	332	209,665
REGENXBIO, Inc.*	2,500	81,750
Sana Biotechnology, Inc.*	801	12,399
Sangamo Therapeutics, Inc.*	1,980	14,850
Sarepta Therapeutics, Inc.*	3,300	297,165
Seagen, Inc.*	26,900	4,158,740
Twist Bioscience Corp.*	1,500	116,085
Ultragenyx Pharmaceutical, Inc.*	34,870	2,932,218
Vertex Pharmaceuticals, Inc.*	63,458	13,935,377
Vir Biotechnology, Inc.*	4,200	175,854
Xencor, Inc.*	4,700	188,564

		68,670,956

Health Care Equipment & Supplies (2.6%)
Abbott Laboratories	25,900	3,645,166
ABIOMED, Inc.*	1,848	663,746
Accuray, Inc.*	2,250	10,733
Align Technology, Inc.*	2,420	1,590,376
Atrion Corp.	66	46,523
Becton Dickinson and Co.	5,683	1,429,161
Dexcom, Inc.*	26,080	14,003,656
Edwards Lifesciences Corp.*	19,266	2,495,910
Globus Medical, Inc., Class A*	2,700	194,940
Haemonetics Corp.*	2,000	106,080
IDEXX Laboratories, Inc.*	2,600	1,711,996
Insulet Corp.*	6,976	1,856,104

See Notes to Financial Statements.

1465

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Intuitive Surgical, Inc.*	23,512	$8,447,862
iRhythm Technologies, Inc.*	1,800	211,842
LivaNova plc*	1,800	157,374
Masimo Corp.*	1,000	292,780
Medtronic plc	25,469	2,634,768
Merit Medical Systems, Inc.*	3,700	230,510
Neogen Corp.*	4,400	199,804
Nevro Corp.*	1,100	89,177
Novocure Ltd.*	3,100	232,748
NuVasive, Inc.*	2,100	110,208
Penumbra, Inc.*	1,200	344,784
ResMed, Inc.	4,479	1,166,690
Shockwave Medical, Inc.*	1,000	178,330
STAAR Surgical Co.*	1,400	127,820
STERIS plc	940	228,805
Stryker Corp.	20,563	5,498,957
Tandem Diabetes Care, Inc.*	3,100	466,612
Teleflex, Inc.	500	164,240
Wright Medical Group NV Escrow (r)*	6,100	—

		48,537,702

Health Care Providers & Services (2.6%)
agilon health, Inc.*	4,800	129,600
Amedisys, Inc.*	1,300	210,444
Anthem, Inc.	2,633	1,220,501
Cardinal Health, Inc.	5,100	262,599
Centene Corp.*	1,538	126,731
Chemed Corp.	500	264,520
Cigna Corp.	20,357	4,674,578
CorVel Corp.*	924	192,192
DaVita, Inc.*	2,600	295,776
Encompass Health Corp.	2,900	189,254
Guardant Health, Inc.*	34,910	3,491,698
HCA Healthcare, Inc.	17,601	4,522,049
HealthEquity, Inc.*	3,200	141,568
Humana, Inc.	16,199	7,514,068
LHC Group, Inc.*	1,000	137,230
McKesson Corp.	1,043	259,259
Oak Street Health, Inc.*	3,900	129,246
Select Medical Holdings Corp.	7,500	220,500
Tenet Healthcare Corp.*	2,900	236,901
UnitedHealth Group, Inc.	48,014	24,109,750

		48,328,464

Health Care Technology (0.1%)
Certara, Inc.*	692	19,667
Multiplan Corp.*	21,500	95,245
Omnicell, Inc.*	1,650	297,726
Schrodinger, Inc.*	2,500	87,075
Veeva Systems, Inc., Class A*	4,200	1,073,016

		1,572,729

Life Sciences Tools & Services (3.0%)
10X Genomics, Inc., Class A*	19,700	2,934,512
Adaptive Biotechnologies Corp.*	4,889	137,185
Agilent Technologies, Inc.	8,100	1,293,165
Avantor, Inc.*	73,674	3,104,622
Bio-Rad Laboratories, Inc., Class A*	4,990	3,770,294
Bio-Techne Corp.	1,100	569,074
Bruker Corp.	3,100	260,121
Charles River Laboratories International, Inc.*	10,400	3,918,512
Danaher Corp.	1,000	329,010
ICON plc*	17,350	5,373,295
Illumina, Inc.*	4,572	1,739,372
IQVIA Holdings, Inc.*	32,600	9,197,764
Maravai LifeSciences Holdings, Inc., Class A*	6,719	281,526
Medpace Holdings, Inc.*	1,100	239,404
Mettler-Toledo International, Inc.*	720	1,221,991
Pacific Biosciences of California, Inc.*	6,400	130,944
Repligen Corp.*	61,700	16,340,628
Sotera Health Co.*	9,561	225,162
Syneos Health, Inc.*	2,800	287,504
Thermo Fisher Scientific, Inc.	5,335	3,559,726
Waters Corp.*	1,700	633,420
West Pharmaceutical Services, Inc.	2,300	1,078,723

		56,625,954

Pharmaceuticals (0.5%)
Aerie Pharmaceuticals, Inc.*	2,800	19,656
Amneal Pharmaceuticals, Inc.*	10,300	49,337
Catalent, Inc.*	1,800	230,454
Eli Lilly and Co.	20,032	5,533,239
Innoviva, Inc.*	3,432	59,202
Reata Pharmaceuticals, Inc., Class A*	1,200	31,644
Royalty Pharma plc, Class A	5,100	203,235
Zoetis, Inc.	13,447	3,281,471

		9,408,238

Total Health Care		233,144,043

Industrials (4.5%)
Aerospace & Defense (0.8%)
Axon Enterprise, Inc.*	2,300	361,100
BWX Technologies, Inc.	3,600	172,368
HEICO Corp.	1,600	230,752
HEICO Corp., Class A	1,520	195,351
Howmet Aerospace, Inc.	5,900	187,797
L3Harris Technologies, Inc.	25,087	5,349,552
Lockheed Martin Corp.	6,430	2,285,286
Northrop Grumman Corp.	500	193,535
TransDigm Group, Inc.*	9,882	6,287,719
Virgin Galactic Holdings, Inc.*	4,900	65,562

		15,329,022

Air Freight & Logistics (0.3%)
CH Robinson Worldwide, Inc.	2,529	272,196
Expeditors International of Washington, Inc.	3,254	436,980
FedEx Corp.	3,200	827,648
GXO Logistics, Inc.*	2,400	217,992
United Parcel Service, Inc., Class B	21,639	4,638,103

		6,392,919

Airlines (0.0%)
Delta Air Lines, Inc.*	19,100	746,428

Building Products (0.8%)
AAON, Inc.	2,449	194,524

See Notes to Financial Statements.

1466

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Advanced Drainage Systems, Inc.	1,700	$231,421
Allegion plc	2,945	390,036
Armstrong World Industries, Inc.	2,100	243,852
Carlisle Cos., Inc.	1,100	272,932
Carrier Global Corp.	13,700	743,088
Fortune Brands Home & Security, Inc.	2,100	224,490
Johnson Controls International plc	80,303	6,529,437
Trane Technologies plc	22,010	4,446,680
Trex Co., Inc.*	5,000	675,150

		13,951,610

Commercial Services & Supplies (0.2%)
Brink’s Co. (The)	2,300	150,811
Cimpress plc*	1,300	93,093
Cintas Corp.	2,372	1,051,199
Copart, Inc.*	6,430	974,917
IAA, Inc.*	4,000	202,480
Tetra Tech, Inc.	2,200	373,560
Waste Management, Inc.	2,400	400,560

		3,246,620

Construction & Engineering (0.0%)
EMCOR Group, Inc.	2,200	280,258
WillScot Mobile Mini Holdings Corp.*	6,000	245,040

		525,298

Electrical Equipment (0.4%)
AMETEK, Inc.	29,560	4,346,502
Array Technologies, Inc.*	185	2,903
EnerSys	2,200	173,932
Generac Holdings, Inc.*	1,700	598,264
Plug Power, Inc.*	16,500	465,795
Rockwell Automation, Inc.	2,434	849,101
Vertiv Holdings Co.	8,400	209,748

		6,646,245

Industrial Conglomerates (0.1%)
3M Co.	2,490	442,299
Honeywell International, Inc.	4,500	938,295

		1,380,594

Machinery (0.8%)
AGCO Corp.	1,600	185,632
Allison Transmission Holdings, Inc.	5,900	214,465
Caterpillar, Inc.	14,100	2,915,034
Deere & Co.	8,400	2,880,276
Donaldson Co., Inc.	3,200	189,632
Graco, Inc.	4,326	348,762
Illinois Tool Works, Inc.	8,404	2,074,107
Ingersoll Rand, Inc.	37,796	2,338,439
Lincoln Electric Holdings, Inc.	1,700	237,099
Middleby Corp. (The)*	1,200	236,112
Nikola Corp. (x)*	11,100	109,557
Nordson Corp.	947	241,741
Parker-Hannifin Corp.	700	222,684
Pentair plc	12,916	943,255
Toro Co. (The)	3,044	304,126
Welbilt, Inc.*	8,200	194,914
Xylem, Inc.	3,500	419,720

		14,055,555

Professional Services (0.2%)
ASGN, Inc.*	2,300	283,820
Booz Allen Hamilton Holding Corp.	5,200	440,908
CoStar Group, Inc.*	9,738	769,594
Equifax, Inc.	1,416	414,591
Exponent, Inc.	2,352	274,549
Insperity, Inc.	1,900	224,409
Robert Half International, Inc.	2,900	323,408
TransUnion	5,400	640,332
Verisk Analytics, Inc.	2,968	678,870

		4,050,481

Road & Rail (0.8%)
JB Hunt Transport Services, Inc.	1,700	347,480
Lyft, Inc., Class A*	73,440	3,138,091
Old Dominion Freight Line, Inc.	2,650	949,707
Saia, Inc.*	800	269,624
TuSimple Holdings, Inc., Class A (x)*	3,500	125,475
Uber Technologies, Inc.*	41,200	1,727,516
Union Pacific Corp.	32,064	8,077,884
XPO Logistics, Inc.*	2,400	185,832

		14,821,609

Trading Companies & Distributors (0.1%)
Applied Industrial Technologies, Inc.	2,600	267,020
Fastenal Co.	17,504	1,121,306
SiteOne Landscape Supply, Inc.*	900	218,052
United Rentals, Inc.*	700	232,603
WW Grainger, Inc.	1,207	625,516

		2,464,497

Total Industrials		83,610,878

Information Technology (38.4%)
Communications Equipment (0.1%)
Arista Networks, Inc.*	6,000	862,500
Plantronics, Inc.*	2,400	70,416
Ubiquiti, Inc.	700	214,690

		1,147,606

Electronic Equipment, Instruments & Components (1.1%)
Amphenol Corp., Class A	44,648	3,904,914
CDW Corp.	4,400	901,032
Cognex Corp.	5,104	396,887
Corning, Inc.	7,700	286,671
II-VI, Inc.*	4,000	273,320
IPG Photonics Corp.*	1,300	223,782
Jabil, Inc.	3,500	246,225
Keysight Technologies, Inc.*	2,800	578,228
TE Connectivity Ltd.	78,101	12,600,815
Zebra Technologies Corp., Class A*	1,800	1,071,360

		20,483,234

IT Services (5.4%)
Accenture plc, Class A	15,244	6,319,400
Automatic Data Processing, Inc.	11,587	2,857,122
Block, Inc.*	14,969	2,417,643

See Notes to Financial Statements.

1467

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Broadridge Financial Solutions, Inc.	3,600	$658,152
Cass Information Systems, Inc.	525	20,643
Cloudflare, Inc., Class A*	7,100	933,650
EPAM Systems, Inc.*	1,700	1,136,365
Euronet Worldwide, Inc.*	1,400	166,838
Fidelity National Information Services, Inc.	30,390	3,317,069
Fiserv, Inc.*	31,904	3,311,316
FleetCor Technologies, Inc.*	806	180,415
Gartner, Inc.*	2,711	906,342
Genpact Ltd.	4,400	233,552
Global Payments, Inc.	24,170	3,267,301
Globant SA*	1,600	502,544
GoDaddy, Inc., Class A*	2,300	195,178
Hackett Group, Inc. (The)	2,178	44,714
Jack Henry & Associates, Inc.	1,228	205,064
Mastercard, Inc., Class A	33,220	11,936,610
MAXIMUS, Inc.	2,900	231,043
MongoDB, Inc.*	32,898	17,414,556
Okta, Inc.*	3,600	807,012
Paychex, Inc.	7,873	1,074,665
PayPal Holdings, Inc.*	42,855	8,081,596
Shift4 Payments, Inc., Class A*	2,000	115,860
Shopify, Inc., Class A*	491	676,299
Snowflake, Inc., Class A*	34,757	11,773,934
StoneCo Ltd., Class A*	8,500	143,310
Switch, Inc., Class A	11,100	317,904
Twilio, Inc., Class A*	1,400	368,676
Visa, Inc., Class A	100,526	21,784,989
Western Union Co. (The)	9,600	171,264
WEX, Inc.*	1,000	140,390
Wix.com Ltd.*	1,600	252,464

		101,963,880

Semiconductors & Semiconductor Equipment (7.7%)
Advanced Micro Devices, Inc.*	126,871	18,256,737
Allegro MicroSystems, Inc.*	508	18,379
Analog Devices, Inc.	6,662	1,170,980
Applied Materials, Inc.	50,890	8,008,050
ASML Holding NV (Registered) (NYRS)	5,165	4,112,063
Broadcom, Inc.	36,981	24,607,527
CMC Materials, Inc.	1,500	287,535
Enphase Energy, Inc.*	4,500	823,230
Entegris, Inc.	4,700	651,326
KLA Corp.	4,800	2,064,528
Lam Research Corp.	4,100	2,948,515
Lattice Semiconductor Corp.*	5,700	439,242
Marvell Technology, Inc.	105,300	9,212,697
Microchip Technology, Inc.	60,236	5,244,146
Micron Technology, Inc.	4,600	428,490
MKS Instruments, Inc.	1,800	313,506
Monolithic Power Systems, Inc.	1,300	641,329
NVE Corp.	164	11,201
NVIDIA Corp.	116,325	34,212,346
NXP Semiconductors NV	2,500	569,450
ON Semiconductor Corp.*	6,800	461,856
QUALCOMM, Inc.	60,165	11,002,374
Semtech Corp.*	3,234	287,600
Silicon Laboratories, Inc.*	2,000	412,840
Skyworks Solutions, Inc.	2,300	356,822
Synaptics, Inc.*	1,000	289,510
Teradyne, Inc.	5,200	850,356
Texas Instruments, Inc.	17,081	3,219,256
Universal Display Corp.	1,518	250,516
Wolfspeed, Inc.*	100,840	11,270,887
Xilinx, Inc.	7,577	1,606,551

		144,029,845

Software (17.4%)
8x8, Inc.*	6,300	105,588
Adobe, Inc.*	13,770	7,808,416
American Software, Inc., Class A	192	5,025
Anaplan, Inc.*	5,600	256,760
ANSYS, Inc.*	1,100	441,232
Appfolio, Inc., Class A*	1,300	157,378
Appian Corp. (x)*	1,500	97,815
Asana, Inc., Class A*	3,400	253,470
Aspen Technology, Inc.*	2,000	304,400
Atlassian Corp. plc, Class A*	4,100	1,563,289
Autodesk, Inc.*	48,158	13,541,548
Avalara, Inc.*	19,300	2,491,823
Bentley Systems, Inc., Class B	4,000	193,320
Bill.com Holdings, Inc.*	38,517	9,596,510
Blackbaud, Inc.*	1,300	102,674
C3.ai, Inc., Class A*	539	16,844
Cadence Design Systems, Inc.*	8,605	1,603,542
Cerence, Inc.*	31,436	2,409,255
Citrix Systems, Inc.	1,467	138,763
CommVault Systems, Inc.*	2,600	179,192
Coupa Software, Inc.*	2,900	458,345
Crowdstrike Holdings, Inc., Class A*	21,062	4,312,444
Datadog, Inc., Class A*	77,600	13,821,336
Digital Turbine, Inc.*	3,500	213,465
DocuSign, Inc.*	34,860	5,309,527
Dolby Laboratories, Inc., Class A	20,246	1,927,824
DoubleVerify Holdings, Inc.*	4,600	153,088
Dropbox, Inc., Class A*	8,900	218,406
Dynatrace, Inc.*	6,642	400,845
Elastic NV*	2,400	295,416
Envestnet, Inc.*	2,800	222,152
Everbridge, Inc.*	1,300	87,529
Fair Isaac Corp.*	900	390,303
Five9, Inc.*	2,400	329,568
Fortinet, Inc.*	54,013	19,412,272
HashiCorp, Inc., Class A (x)*	1,881	171,246
HubSpot, Inc.*	7,600	5,009,540
Intuit, Inc.	40,217	25,868,379
JFrog Ltd.*	473	14,048
LivePerson, Inc.*	630	22,504
Mandiant Corp.*	11,100	194,694
McAfee Corp., Class A	7,778	200,595
Microsoft Corp.#	334,632	112,543,434
New Relic, Inc.*	1,900	208,924
Nuance Communications, Inc.*	3,700	204,684
Nutanix, Inc., Class A*	5,700	181,602
OneSpan, Inc.*	1,452	24,582
Oracle Corp.	45,402	3,959,508
Palantir Technologies, Inc., Class A*	48,500	883,185
Palo Alto Networks, Inc.*	27,700	15,422,252
Paycom Software, Inc.*	1,500	622,785
Paylocity Holding Corp.*	1,500	354,240
Pegasystems, Inc.	1,400	156,548
PTC, Inc.*	3,300	399,795
Q2 Holdings, Inc. (x)*	2,400	190,656

See Notes to Financial Statements.

1468

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Qualys, Inc.*	2,000	$274,440
RingCentral, Inc., Class A*	2,500	468,375
salesforce.com, Inc.*	53,331	13,553,007
SentinelOne, Inc., Class A*	20,300	1,024,947
ServiceNow, Inc.*	35,365	22,955,775
Smartsheet, Inc., Class A*	4,900	379,505
Splunk, Inc.*	16,101	1,863,208
Synopsys, Inc.*	9,425	3,473,112
Trade Desk, Inc. (The), Class A*	110,600	10,135,384
Tyler Technologies, Inc.*	1,046	562,696
UiPath, Inc., Class A (x)*	19,456	839,137
Unity Software, Inc.*	4,422	632,302
Varonis Systems, Inc.*	4,200	204,876
VMware, Inc., Class A	3,062	354,825
Workday, Inc., Class A*	27,748	7,580,199
Zendesk, Inc.*	29,640	3,091,156
Zoom Video Communications, Inc., Class A*	10,622	1,953,492
Zscaler, Inc.*	2,500	803,325

		325,602,326

Technology Hardware, Storage & Peripherals (6.7%)
Apple, Inc.	637,218	113,150,800
Dell Technologies, Inc., Class C*	4,000	224,680
HP, Inc.	12,900	485,943
NetApp, Inc.	5,300	487,547
Seagate Technology Holdings plc	76,636	8,658,335
Western Digital Corp.*	55,511	3,619,873

		126,627,178

Total Information Technology		719,854,069

Materials (0.8%)
Chemicals (0.3%)
Axalta Coating Systems Ltd.*	6,500	215,280
Celanese Corp.	1,300	218,478
Dow, Inc.	3,200	181,504
Ecolab, Inc.	6,540	1,534,218
FMC Corp.	2,100	230,769
LyondellBasell Industries NV, Class A	1,900	175,237
PPG Industries, Inc.	3,000	517,320
RPM International, Inc.	2,278	230,078
Scotts Miracle-Gro Co. (The)	1,200	193,200
Sherwin-Williams Co. (The)	7,018	2,471,459
Westlake Chemical Corp.	2,200	213,686

		6,181,229

Containers & Packaging (0.1%)
Avery Dennison Corp.	1,800	389,826
Ball Corp.	2,800	269,556
Crown Holdings, Inc.	2,000	221,240
Sealed Air Corp.	3,400	229,398

		1,110,020

Metals & Mining (0.4%)
Freeport-McMoRan, Inc.	168,553	7,033,717
Southern Copper Corp.	3,200	197,472
Steel Dynamics, Inc.	3,300	204,831

		7,436,020

Paper & Forest Products (0.0%)
Louisiana-Pacific Corp.	3,400	266,390

Total Materials		14,993,659

Real Estate (0.7%)
Equity Real Estate Investment Trusts (REITs) (0.7%)
American Tower Corp. (REIT)	13,067	3,822,097
Crown Castle International Corp. (REIT)	12,832	2,678,552
EastGroup Properties, Inc. (REIT)	1,100	250,635
Equinix, Inc. (REIT)	1,907	1,613,017
Equity LifeStyle Properties, Inc. (REIT)	3,316	290,680
Extra Space Storage, Inc. (REIT)	1,200	272,076
Iron Mountain, Inc. (REIT)	6,100	319,213
Lamar Advertising Co. (REIT), Class A	2,200	266,860
Public Storage (REIT)	3,719	1,392,989
Ryman Hospitality Properties, Inc. (REIT)*	2,400	220,704
SBA Communications Corp. (REIT)	666	259,087
Simon Property Group, Inc. (REIT)	8,162	1,304,043

		12,689,953

Real Estate Management & Development (0.0%)
Cushman & Wakefield plc*	10,700	237,968
Zillow Group, Inc., Class A*	1,700	105,774
Zillow Group, Inc., Class C (x)*	4,900	312,865

		656,607

Total Real Estate		13,346,560

Utilities (0.0%)
Electric Utilities (0.0%)
NRG Energy, Inc.	6,200	267,096

Independent Power and Renewable Electricity Producers (0.0%)
Brookfield Renewable Corp.	4,300	158,369

Total Utilities		425,465

Total Common Stocks (86.5%) (Cost $669,770,730)		1,621,259,334

EXCHANGE TRADED FUNDS (ETF):
Equity (10.0%)
iShares Russell 1000 Growth ETF (x)	152,766	46,683,762
Vanguard Growth ETF (x)	290,297	93,156,307
Vanguard Russell 1000 Growth ETF	594,394	46,683,705

Total Exchange Traded Funds) (10.0%) (Cost $151,480,330)		186,523,774

See Notes to Financial Statements.

1469

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
MASTER LIMITED PARTNERSHIP:
Financials (0.0%)
Capital Markets (0.0%)
Apollo Global Management, Inc. (x)
(Cost $189,578)	4,100	$296,963

SHORT-TERM INVESTMENTS:
Investment Companies (3.5%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	25,000,000	25,000,000
JPMorgan Prime Money Market Fund, IM Shares	42,234,415	42,251,309

Total Investment Companies		67,251,309

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.4%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $600,008, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $612,108. (xx)	$600,000	600,000
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $24,522,060, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $25,012,461. (xx)	24,522,019	24,522,019
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $200,002, collateralized by various Common Stocks; total market value $221,073. (xx)	200,000	200,000

Total Repurchase Agreements		25,322,019

Total Short-Term Investments (4.9%) (Cost $92,576,112)		92,573,328

Total Investments in Securities (101.4%) (Cost $914,016,750)		1,900,653,399
Other Assets Less Liabilities (-1.4%)		(26,997,536)

Net Assets (100%)		$1,873,655,863

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $8,744,320.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $50,506,772. This was collateralized by $1,619,217 of various U.S. Government Treasury Securities, ranging from 0.000% – 7.250%, maturing 1/6/22 – 8/15/51 and by cash of $50,322,019 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR — American Depositary Receipt

NYRS — New York Registry Shares

USD — United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 E-Mini Index	51	3/2022	USD	16,647,165	(11,350)
S&P 500 E-Mini Index	91	3/2022	USD	21,651,175	250,644
S&P Midcap 400 E-Mini Index	31	3/2022	USD	8,796,870	195,666

					434,960

See Notes to Financial Statements.

1470

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$238,156,362	$—	$—		$238,156,362
Consumer Discretionary	237,440,453	—	—		237,440,453
Consumer Staples	33,569,482	—	—		33,569,482
Energy	6,520,720	—	—		6,520,720
Financials	40,197,643	—	—		40,197,643
Health Care	233,144,043	—	—	(a)	233,144,043
Industrials	83,610,878	—	—		83,610,878
Information Technology	719,854,069	—	—		719,854,069
Materials	14,993,659	—	—		14,993,659
Real Estate	13,346,560	—	—		13,346,560
Utilities	425,465	—	—		425,465
Exchange Traded Funds	186,523,774	—	—		186,523,774
Futures	446,310	—	—		446,310
Master Limited Partnership
Financials	296,963	—	—		296,963
Short-Term Investments
Investment Companies	67,251,309	—	—		67,251,309
Repurchase Agreements	—	25,322,019	—		25,322,019

Total Assets	$1,875,777,690	$25,322,019	$—		$1,901,099,709

Liabilities:
Futures	$(11,350)	$—	$—		$(11,350)

Total Liabilities	$(11,350)	$—	$—		$(11,350)

Total	$1,875,766,340	$25,322,019	$—		$1,901,088,359

(a)	Value is zero.

Fair	Values of Derivative Instruments as of December 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$446,310	*

Total		$446,310

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(11,350	)*

Total		$(11,350)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1471

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$7,932,869	$7,932,869

Total	$7,932,869	$7,932,869

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$255,521	$255,521

Total	$255,521	$255,521

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $35,372,000 during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,269,023,015
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,439,709,635

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,001,727,151
Aggregate gross unrealized depreciation	(19,560,524)

Net unrealized appreciation	$982,166,627

Federal income tax cost of investments in securities and derivative instruments, if applicable	$918,921,732

For the year ended December 31, 2021, the Portfolio incurred approximately $5,886 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

1472

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $888,694,731)	$1,875,331,380
Repurchase Agreements (Cost $25,322,019)	25,322,019
Cash	25,356,007
Receivable for securities sold	1,188,102
Dividends, interest and other receivables	311,122
Receivable for Portfolio shares sold	32,339
Securities lending income receivable	8,427
Other assets	6,334

Total assets	1,927,555,730

LIABILITIES
Payable for return of collateral on securities loaned	50,322,019
Payable for securities purchased	1,519,886
Investment management fees payable	876,243
Distribution fees payable – Class IA	356,289
Payable for Portfolio shares redeemed	312,986
Administrative fees payable	185,211
Due to broker for futures variation margin	170,835
Distribution fees payable – Class IB	33,922
Accrued expenses	122,476

Total liabilities	53,899,867

NET ASSETS	$1,873,655,863

Net assets were comprised of:
Paid in capital	$871,988,862
Total distributable earnings (loss)	1,001,667,001

Net assets	$1,873,655,863

Class IA
Net asset value, offering and redemption price per share, $1,698,351,512 / 20,102,444 shares outstanding (unlimited amount authorized: $0.01 par value)	$84.48

Class IB
Net asset value, offering and redemption price per share, $161,968,281 / 1,975,144 shares outstanding (unlimited amount authorized: $0.01 par value)	$82.00

Class K
Net asset value, offering and redemption price per share, $13,336,070 / 157,519 shares outstanding (unlimited amount authorized: $0.01 par value)	$84.66

(x)	Includes value of securities on loan of $50,506,772.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (net of $5,822 foreign withholding tax)	$10,574,517
Interest	10,264
Securities lending (net)	273,566

Total income	10,858,347

EXPENSES
Investment management fees	9,994,787
Distribution fees – Class IA	4,065,221
Administrative fees	2,116,544
Distribution fees – Class IB	377,405
Custodian fees	177,800
Professional fees	101,065
Printing and mailing expenses	85,825
Trustees’ fees	52,421
Miscellaneous	36,597

Total expenses	17,007,665

NET INVESTMENT INCOME (LOSS)	(6,149,318)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	334,115,500
Futures contracts	7,932,869
Foreign currency transactions	(2)

Net realized gain (loss)	342,048,367

Change in unrealized appreciation (depreciation) on:
Investments in securities	(3,514,087)
Futures contracts	255,521

Net change in unrealized appreciation (depreciation)	(3,258,566)

NET REALIZED AND UNREALIZED GAIN (LOSS)	338,789,801

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$332,640,483

See Notes to Financial Statements.

1473

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(6,149,318)	$(1,210,762)
Net realized gain (loss)	342,048,367	152,925,472
Net change in unrealized appreciation (depreciation)	(3,258,566)	328,028,895

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	332,640,483	479,743,605

Distributions to shareholders:
Class IA	(290,737,036)	(130,192,185)
Class IB	(28,345,454)	(11,904,354)
Class K	(2,275,433)	(948,694)

Total distributions to shareholders	(321,357,923)	(143,045,233)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 141,058 and 286,677 shares, respectively ]	12,832,401	21,187,403
Capital shares issued in reinvestment of dividends and distributions [ 3,440,916 and 1,590,458 shares, respectively ]	290,737,036	130,192,185
Capital shares repurchased [ (1,567,396) and (1,928,023) shares, respectively ]	(145,320,284)	(140,703,623)

Total Class IA transactions	158,249,153	10,675,965

Class IB
Capital shares sold [ 177,382 and 301,663 shares, respectively ]	15,778,291	20,406,406
Capital shares issued in reinvestment of dividends and distributions [ 345,550 and 149,023 shares, respectively ]	28,345,454	11,904,354
Capital shares repurchased [ (214,341) and (432,463) shares, respectively ]	(19,215,632)	(29,194,156)

Total Class IB transactions	24,908,113	3,116,604

Class K
Capital shares sold [ 18,599 and 18,508 shares, respectively ]	1,709,718	1,341,141
Capital shares issued in reinvestment of dividends and distributions [ 26,882 and 11,600 shares, respectively ]	2,275,433	948,694
Capital shares repurchased [ (20,966) and (25,479) shares, respectively ]	(1,953,982)	(1,718,773)

Total Class K transactions	2,031,169	571,062

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	185,188,435	14,363,631

TOTAL INCREASE (DECREASE) IN NET ASSETS	196,470,995	351,062,003
NET ASSETS:
Beginning of year	1,677,184,868	1,326,122,865

End of year	$1,873,655,863	$1,677,184,868

See Notes to Financial Statements.

1474

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019		2018	2017
Net asset value, beginning of year	$84.51	$66.71	$54.88		$61.46	$47.22

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.32)	(0.06)	0.49		0.10	0.09
Net realized and unrealized gain (loss)	17.41	25.63	17.64		0.14	14.24

Total from investment operations	17.09	25.57	18.13		0.24	14.33

Less distributions:
Dividends from net investment income	—	—	(0.51)		(0.09)	(0.09)
Distributions from net realized gains	(17.12)	(7.77)	(5.79)		(6.73)	—

Total dividends and distributions	(17.12)	(7.77)	(6.30)		(6.82)	(0.09)

Net asset value, end of year	$84.48	$84.51	$66.71		$54.88	$61.46

Total return	20.49%	38.83%	33.35	%(cc)	(0.22)%	30.34	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,698,352	$1,528,550	$1,210,068		$991,788	$1,085,470
Ratio of expenses to average net assets (f)	0.95%	0.97%	0.98%		0.98%	0.99%
Ratio of net investment income (loss) to average net assets (f)	(0.35)%	(0.09)%	0.75%		0.15%	0.16%
Portfolio turnover rate^	74%	60%	56%		45%	47%

	Year Ended December 31,
Class IB	2021	2020	2019		2018	2017
Net asset value, beginning of year	$82.45	$65.23	$53.77		$60.34	$46.36

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.31)	(0.06)	0.48		0.10	0.08
Net realized and unrealized gain (loss)	16.98	25.05	17.28		0.15	13.99

Total from investment operations	16.67	24.99	17.76		0.25	14.07

Less distributions:
Dividends from net investment income	—	—	(0.51)		(0.09)	(0.09)
Distributions from net realized gains	(17.12)	(7.77)	(5.79)		(6.73)	—

Total dividends and distributions	(17.12)	(7.77)	(6.30)		(6.82)	(0.09)

Net asset value, end of year	$82.00	$82.45	$65.23		$53.77	$60.34

Total return	20.49%	38.82%	33.35	%(cc)	(0.20)%	30.35	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$161,968	$137,403	$107,518		$85,486	$88,662
Ratio of expenses to average net assets (f)	0.95%	0.97%	0.98%		0.98%	0.99%
Ratio of net investment income (loss) to average net assets (f)	(0.35)%	(0.09)%	0.75%		0.16%	0.16%
Portfolio turnover rate^	74%	60%	56%		45%	47%

See Notes to Financial Statements.

1475

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019		2018	2017
Net asset value, beginning of year	$84.45	$66.50	$54.71		$61.29	$47.08

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.09)	0.12 †	0.66		0.27	0.22
Net realized and unrealized gain (loss)	17.42	25.60	17.60		0.14	14.21

Total from investment operations	17.33	25.72	18.26		0.41	14.43

Less distributions:
Dividends from net investment income	—	—	(0.68)		(0.26)	(0.22)
Distributions from net realized gains	(17.12)	(7.77)	(5.79)		(6.73)	—

Total dividends and distributions	(17.12)	(7.77)	(6.47)		(6.99)	(0.22)

Net asset value, end of year	$84.66	$84.45	$66.50		$54.71	$61.29

Total return	20.79%	39.18%	33.68	%(cc)	0.05%	30.66	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,336	$11,232	$8,537		$6,201	$6,560
Ratio of expenses to average net assets (f)	0.70%	0.72%	0.73%		0.73%	0.74%
Ratio of net investment income (loss) to average net assets (f)	(0.10)%	0.16%	1.02%		0.41%	0.41%
Portfolio turnover rate^	74%	60%	56%		45%	47%
^	Portfolio turnover rate excludes derivatives, if any.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(bb)	Includes a litigation payment. Without this payment, the total return would have been 29.90% for Class IA, 29.89% for Class IB and 30.23% for Class K.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 33.27% for Class IA, 33.27% for Class IB and 33.60% for Class K.

See Notes to Financial Statements.

1476

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Financial Management, Inc.

➢	DoubleLine Capital LP

➢	Pacific Investment Management Company LLC (“PIMCO”)

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	(1.47)%	2.89%	2.39%
Portfolio – Class IB Shares	(1.47)	2.90	2.39
Portfolio – Class K Shares	(1.15)	3.16	2.65
Bloomberg U.S. Aggregate Bond Index	(1.54)	3.57	2.90

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.47)% for the year ended December 31, 2021. This compares to the Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned (1.54)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Non-Agency residential mortgage-backed securities (RMBS) positively impacted performance, benefiting substantially from strong housing market fundamentals, property value appreciation, and strengthening household balance sheets.

•	Commercial MBS and Asset Backed securities performed well from positive vaccine developments as travel resumed while workers returned to office over the year.

•

Collateralized Loan Obligations benefited from their interest income as benchmark rates broadly rose over the period as default rates broadly fell during the year while demand for floating rate product increased as rhetoric from the Federal Reserve turned hawkish.

•	U.S. interest rate strategies, including duration and curve positioning, added to performance. They were partially facilitated through the use of futures and options, which detracted from performance.

What hurt performance during the year:

•

The main macroeconomic factors that impacted Portfolio performance included the increase in Treasury yields, concerns around inflation and the Delta/Omicron variants, as well as the Federal Reserves’s announcement of its tapering program and rate hiking schedule in 2022. Corporate bond spreads were volatile throughout the year, as investment grade bonds, especially, are sensitive to Treasury movements.

•	Exposure in select currencies, particularly the Australian dollar and Chilean peso, detracted from performance.

•	Outside the U.S., duration exposure and country selection in the Eurozone, partially facilitated through the use of futures, was modestly negative for performance.

•	Currency exposure, partially facilitated through the use of currency forwards, was negative for performance.

Portfolio Characteristics As of December 31, 2021
Weighted Average Life (Years)	6.81
Weighted Average Coupon (%)	2.60
Weighted Average Effective Duration (Years)*	5.29
Weighted Average Rating**	AA	-

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1477

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
U.S. Treasury Obligations	32.1%
Mortgage-Backed Securities	18.8
Financials	9.4
Collateralized Mortgage Obligations	8.1
Asset-Backed Securities	6.4
Commercial Mortgage-Backed Securities	6.1
Investment Companies	3.8
Information Technology	2.6
Utilities	2.5
Industrials	2.3
Foreign Government Securities	2.1
Health Care	2.0
Communication Services	2.0
Energy	1.8
Real Estate	1.7
Consumer Discretionary	1.6
U.S. Government Agency Securities	1.3
Consumer Staples	1.0
Supranational	0.7
Materials	0.5
Municipal Bonds	0.3
Repurchase Agreements	0.1
Options Purchased	0.0 #
Cash and Other	(7.2)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$995.20	$4.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.79	4.46
Class IB
Actual	1,000.00	996.20	4.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.79	4.46
Class K
Actual	1,000.00	997.50	3.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.05	3.19

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.88%, 0.88% and 0.63%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1478

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (6.4%)
AASET Trust,
Series 2020-1A A 3.351%, 1/16/40§		$794,835	$745,946
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-HE1 A2C 0.442%, 1/25/37 (l)		1,434,776	1,044,808
Air Canada Pass-Through Trust,
Series 2013-1 A 4.125%, 5/15/25§		241,194	243,483
Series 2017-1 AA 3.300%, 1/15/30§		16,928	17,036
Ajax Mortgage Loan Trust,
Series 2020-D A 2.250%, 6/25/60 (e)§		273,708	274,214
Aligned Data Centers Issuer LLC,
Series 2021-1A A2 1.937%, 8/15/46§		750,000	737,923
Series 2021-1A B 2.482%, 8/15/46§		500,000	494,285
American Airlines Pass-Through Trust,
Series 2013-1 A 4.000%, 7/15/25		237,355	228,712
Series 2013-2 A 4.950%, 1/15/23		11,300	11,450
Series 2015-2 AA 3.600%, 9/22/27		88,737	90,551
Series 2015-2 B 4.400%, 9/22/23		102,219	100,496
Series 2016-1 B 5.250%, 1/15/24		1,051	1,041
Series 2016-2 B 4.375%, 6/15/24§		33,000	31,504
Series 2016-3 AA 3.000%, 10/15/28		235,408	230,249
Series 2017-1 B 4.950%, 2/15/25		9,090	9,031
Series 2019-1 A 3.500%, 2/15/32		459,358	433,885
Series 2019-1 AA 3.150%, 2/15/32		68,904	69,537
Series 2019-1 B 3.850%, 2/15/28		68,675	64,263
AMSR Trust,
Series 2019-SFR1 E 3.471%, 1/19/39§		3,000,000	3,009,023
Atlas Senior Loan Fund X Ltd.,
Series 2018-10A A 1.214%, 1/15/31 (l)§		491,101	488,719
BDS Ltd.,
Series 2019-FL4 B 1.859%, 8/15/36 (l)§		145,000	144,767
Blackbird Capital Aircraft,
Series 2021-1A B 3.446%, 7/15/46§		734,375	725,528
Carlyle Global Market Strategies CLO Ltd.,
Series 2016-1A A1R2 1.271%, 4/20/34 (l)§		500,000	499,183
CLNC Ltd.,
Series 2019-FL1 B 2.064%, 8/20/35 (l)§		145,000	144,242
CPS Auto Receivables Trust,
Series 2021-A D 1.160%, 12/15/26§		750,000	738,342
Series 2021-A E 2.530%, 3/15/28§		500,000	488,901
CSAB Mortgage-Backed Trust,
Series 2007-1 1A1A 5.898%, 5/25/37 (l)		5,338,698	1,844,004
DataBank Issuer,
Series 2021-1A A2 2.060%, 2/27/51§		900,000	882,942
Delta Air Lines Pass-Through Trust,
Series 2020-1 AA 2.000%, 6/10/28		45,515	44,384
Domino’s Pizza Master Issuer LLC,
Series 2019-1A A2 3.668%, 10/25/49§		491,250	516,950
Doric Nimrod Air Alpha Pass-Through Trust,
Series 2013-1 A 5.250%, 5/30/23§		298,326	298,311
Driver Australia Five Trust,
Series 5 A 0.947%, 7/21/26 (l) (m)	AUD	71,535	52,069
Elevation CLO Ltd.,
Series 2018-9A A1 1.244%, 7/15/31 (l)§		$500,000	499,553
FS RIALTO,
Series 2021-FL2 A 1.328%, 4/16/28 (l)§		350,000	349,307
Generate CLO 9 Ltd.,
Series 9A A 1.340%, 10/20/34 (l)§		500,000	499,995
GoodLeap Sustainable Home Solutions Trust,
Series 2021-3CS A 2.100%, 5/20/48§		742,143	731,091
Series 2021-5CS B 2.560%, 10/20/48§		400,000	399,536
Greystone Commercial Real Estate Notes Ltd.,
Series 2019-FL2 B 1.710%, 9/15/37 (l)§		145,000	144,515
GSAA Home Equity Trust,
Series 2006-5 2A1 0.242%, 3/25/36 (l)		11,530	5,072
Series 2007-10 A2A 6.500%, 11/25/37		2,061,117	1,243,901
Series 2007-8 A2 0.802%, 8/25/37 (l)		144,196	142,143
Helios Issuer LLC,
Series 2020-AA A 2.980%, 6/20/47§		369,159	379,880
Hertz Vehicle Financing III LP,
Series 2021-2A C 2.520%, 12/27/27§		375,000	372,959
Hertz Vehicle Financing LLC,
Series 2021-1A C 2.050%, 12/26/25§		375,000	371,140
Home Partners of America Trust,
Series 2021-1 D 2.477%, 9/17/41§		641,689	628,366
Series 2021-1 F 3.325%, 9/17/41§		547,124	534,429

See Notes to Financial Statements.

1479

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
HSI Asset Securitization Corp. Trust,
Series 2006-HE1 1A1 0.382%, 10/25/36 (l)	$7,783,952	$3,217,441
Invitation Homes Trust,
Series 2018-SFR3 A 1.109%, 7/17/37 (l)§	27,048	27,001
Jamestown CLO VI-R Ltd.,
Series 2018-6RA A1 1.274%, 4/25/30 (l)§	500,000	500,075
JetBlue Pass-Through Trust,
Series 2020-1 A 4.000%, 11/15/32	654,194	699,396
JP Morgan Mortgage Acquisition Trust,
Series 2006-RM1 A5 0.582%, 8/25/36 (l)	4,394,882	2,545,584
Labrador Aviation Finance Ltd.,
Series 2016-1A A1 4.300%, 1/15/42§	2,109,190	2,061,273
LCCM Trust,
Series 2021-FL3 A 1.550%, 11/15/38 (l)§	367,000	366,786
LoanCore Issuer Ltd.,
Series 2018-CRE1 A 1.240%, 5/15/28 (l)§	104,700	104,649
Series 2019-CRE2 AS 1.610%, 5/15/36 (l)§	246,000	245,753
Series 2019-CRE2 B 1.810%, 5/15/36 (l)§	145,000	144,744
Long Beach Mortgage Loan Trust,
Series 2006-9 2A2 0.212%, 10/25/36 (l)	2,775,497	1,123,964
LP Credit Card ABS Master Trust,
Series 2018-1 A 1.638%, 8/20/24 (l)§	136,077	136,110
Madison Park Funding XXXIV Ltd.,
Series 2019-34A AR 1.244%, 4/25/32 (l)§	500,000	500,174
Marathon CLO V Ltd.,
Series 2013-5A A1R 1.030%, 11/21/27 (l)§	89,114	89,123
Marble Point CLO XXII Ltd.,
Series 2021-2A A 1.324%, 7/25/34 (l)§	500,000	500,233
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE4 A1 0.423%, 7/25/37 (l)	3,602,716	2,493,444
Midocean Credit CLO IX,
Series 2018-9A A1 1.281%, 7/20/31 (l)§	500,000	500,032
Navient Private Education Loan Trust,
Series 2015-BA A3 1.560%, 7/16/40 (l)§	735,983	737,497
NBC Funding LLC,
Series 2021-1 A2 2.989%, 7/30/51§	997,500	994,539
NLY Commercial Mortgage Trust,
Series 2019-FL2 B 2.010%, 2/15/36 (l)§	145,000	144,749
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2007-1 2A1A 0.422%, 2/25/37 (l)	1,325,249	1,310,326
Northwoods Capital XI-B Ltd.,
Series 2018-11BA A1 1.224%, 4/19/31 (l)§	492,590	490,004
NRZ Excess Spread-Collateralized Notes,
Series 2020-PLS1 A 3.844%, 12/25/25§	921,958	925,924
OFSI Fund IX Ltd.,
Series 2018-1A A 1.274%, 7/15/31 (l)§	500,000	499,402
OneMain Direct Auto Receivables Trust,
Series 2018-1A A 3.430%, 12/16/24§	14,807	14,812
OneMain Financial Issuance Trust,
Series 2019-2A A 3.140%, 10/14/36§	210,000	220,461
Series 2020-1A A 3.840%, 5/14/32§	160,000	163,744
Pennsylvania Higher Education Assistance Agency,
Series 2009-1 A1 1.024%, 7/25/29 (l)	88,961	89,277
PPM CLO Ltd.,
Series 2018-1A A 1.274%, 7/15/31 (l)§	500,000	500,071
Primose Funding LLC,
Series 2019-1A A2 4.475%, 7/30/49§	245,000	251,093
Progress Residential Trust,
Series 2021-SFR5 F 3.158%, 7/17/38§	2,000,000	1,965,547
RASC Trust,
Series 2007-EMX1 A13 0.302%, 1/25/37 (l)	1,121,454	1,083,851
Rockford Tower CLO Ltd.,
Series 2018-1A A 1.260%, 5/20/31 (l)§	500,000	500,330
Sapphire Aviation Finance II Ltd.,
Series 2020-1A A 3.228%, 3/15/40§	410,974	399,077
SBA Tower Trust (REIT), 3.869%, 10/8/24§	800,000	828,309
Scholar Funding Trust,
Series 2013-A A 0.753%, 1/30/45 (l)§	107,253	106,848
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-FR4 A2B 0.272%, 8/25/36 (l)	2,396,937	1,023,817
SLM Private Education Loan Trust,
Series 2010-C A5 4.860%, 10/15/41 (l)§	249,000	275,452
SLM Student Loan Trust,
Series 2005-7 A4 0.274%, 10/25/29 (l)	199,766	198,270
SMB Private Education Loan Trust,
Series 2015-B B 3.500%, 12/17/40§	100,000	102,281
Series 2020-PTA A2A 1.600%, 9/15/54§	231,931	229,921
Series 2021-A B 2.310%, 1/15/53§	100,000	99,105
Series 2021-A C 2.990%, 1/15/53§	240,000	238,916

See Notes to Financial Statements.

1480

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Series 2021-A D1 3.860%, 1/15/53§	$100,000	$99,748
SoFi Professional Loan Program LLC,
Series 2016-D A1 1.053%, 1/25/39 (l)§	41,097	41,105
Series 2017-F BFX 3.620%, 1/25/41§	1,000,000	1,032,017
Sound Point CLO XXI Ltd.,
Series 2018-3A A1A 1.305%, 10/26/31 (l)§	500,000	500,089
Sounds Point CLO IV-R Ltd.,
Series 2013-3RA A 1.272%, 4/18/31 (l)§	500,000	499,999
Soundview Home Loan Trust,
Series 2007-OPT5 2A2 1.053%, 10/25/37 (l)	3,695,850	3,341,106
STAR Trust,
Series 2021-SFR1 G 3.309%, 4/17/38 (l)§	2,000,000	2,011,816
Steele Creek CLO Ltd.,
Series 2014-1RA A 1.199%, 4/21/31 (l)§	500,000	500,002
Sunrun Demeter Issuer,
Series 2021-2A A 2.270%, 1/30/57§	700,000	697,017
Symphony CLO XVII Ltd.,
Series 2016-17A AR 1.004%, 4/15/28 (l)§	389,568	389,528
Taco Bell Funding LLC,
Series 2021-1A A23 2.542%, 8/25/51§	500,000	488,486
Series 2021-1A A2I 1.946%, 8/25/51§	750,000	734,506
Telos CLO Ltd.,
Series 2014-5A A1R 1.072%, 4/17/28 (l)§	119,128	119,118
TICP CLO II-2 Ltd.,
Series 2018-IIA A1 0.971%, 4/20/28 (l)§	353,442	353,458
TICP CLO III-2 Ltd.,
Series 2018-3R A 0.971%, 4/20/28 (l)§	230,613	230,622
TIF Funding II LLC,
Series 2021-1A A 1.650%, 2/20/46§	928,958	898,060
Towd Point Mortgage Trust,
Series 2019-1 M1 3.678%, 3/25/58 (l)§	1,500,000	1,595,845
Tricon Residential Trust,
Series 2021-SFR1 E1 2.794%, 7/17/38§	1,300,000	1,290,308
Turkish Airlines Pass-Through Trust,
Series 2015-1 A 4.200%, 3/15/27§	548,025	496,819
Union Pacific Railroad Co. Pass-Through Trust,
Series 2014-1 3.227%, 5/14/26	66,051	69,256
United Airlines Pass-Through Trust,
Series 2014-1 A 4.000%, 4/11/26	128,502	133,382
Series 2015-1 AA 3.450%, 12/1/27	11,011	11,404
Series 2016-2 AA 2.875%, 10/7/28	15,771	15,674
Series 2016-2 B 3.650%, 10/7/25	3,287	3,222
Series 2019-1 AA 4.150%, 8/25/31	409,728	443,019
Series 2020-1 A 5.875%, 10/15/27	1,120,092	1,223,547
Series 2020-1 B 4.875%, 1/15/26	44,900	46,587
United States Small Business Administration,
Series 2004-20A 1 4.930%, 1/1/24	3,253	3,395
Series 2004-20C 1 4.340%, 3/1/24	40,644	41,987
Series 2005-20B 1 4.625%, 2/1/25	5,477	5,718
Series 2008-20G 1 5.870%, 7/1/28	69,586	76,296
Upstart Securitization Trust,
Series 2020-2 A 2.309%, 11/20/30§	199,591	201,010
Vantage Data Centers Issuer LLC,
Series 2019-1A A2 3.188%, 7/15/44§	732,500	746,096
Venture XVII CLO Ltd.,
Series 2014-17A ARR 1.004%, 4/15/27 (l)§	390,983	390,988
Vibrant CLO X Ltd.,
Series 2018-10A A1 1.331%, 10/20/31 (l)§	500,000	497,903
VR Funding LLC,
Series 2020-1A A 2.790%, 11/15/50§	834,867	827,236

Total Asset-Backed Securities		69,713,440

Collateralized Mortgage Obligations (8.1%)
Alternative Loan Trust,
Series 2005-J14 A3 5.500%, 12/25/35	2,545,733	2,094,003
Series 2006-OA22 A1 0.422%, 2/25/47 (l)	30,909	29,085
Series 2006-OA6 1A2 0.522%, 7/25/46 (l)	19,593	19,035
Series 2007-OH1 A1D 0.312%, 4/25/47 (l)	35,579	30,420
American Home Mortgage Investment Trust,
Series 2006-1 2A1 1.996%, 12/25/35 (l)	4,320,001	1,342,241
Angel Oak Mortgage Trust I LLC,
Series 2019-4 A3 3.301%, 7/26/49 (l)§	26,417	26,538
Bear Stearns ALT-A Trust,
Series 2006-4 31A1 2.912%, 7/25/36 (l)	1,387,723	1,136,195
Bear Stearns ARM Trust,
Series 2004-8 11A2 2.601%, 11/25/34 (l)	147,838	143,125
Series 2005-1 2A1 2.894%, 3/25/35 (l)	129,023	129,285

See Notes to Financial Statements.

1481

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Chase Mortgage Finance Trust,
Series 2007-S3 1A12 6.000%, 5/25/37		$1,668,957	$1,075,868
CHL GMSR Issuer Trust,
Series 2018-GT1 A 2.852%, 5/25/23 (l)§		1,323,000	1,326,974
CHL Mortgage Pass-Through Trust,
Series 2005-17 1A6 5.500%, 9/25/35		433,050	435,075
Series 2005-24 A1 5.500%, 11/25/35		333,682	251,840
Series 2006-9 A10 6.000%, 5/25/36		2,881,306	1,932,707
CitiMortgage Alternative Loan Trust,
Series 2006-A4 1A8 6.000%, 9/25/36		1,440,660	1,409,466
COLT Mortgage Loan Trust,
Series 2020-2 M1 5.250%, 3/25/65 (l)§		100,000	101,098
Series 2020-3 A3 2.380%, 4/27/65 (l)§		27,868	27,877
CSMC Trust,
Series 2011-17R 1A2 5.750%, 2/27/37§		1,025,453	1,047,868
Series 2021-JR1 A1 2.465%, 9/27/66 (l)§		380,980	378,687
Series 2021-JR2 A1 2.215%, 11/25/61 (l)§		597,589	593,604
Eurohome UK Mortgages plc,
Series 2007-1 A 0.248%, 6/15/44 (l) (m)	GBP	247,412	327,775
EuroMASTR plc,
Series 2007-1V A2 0.298%, 6/15/40 (l) (m)		180,334	232,889
Eurosail-UK plc,
Series 2007-4X A3 1.045%, 6/13/45 (l) (m)		491,056	662,561
FHLMC,
Series 2708 ZD 5.500%, 11/15/33		$822,154	919,081
Series 4116 AP 1.350%, 8/15/42		1,330,739	1,313,423
Series 4316 BZ 3.000%, 3/15/44		5,133,835	5,478,617
Series 4430 NZ 3.000%, 1/15/45		2,460,558	2,626,211
Series 4438 B 3.000%, 10/15/43		297,613	301,851
Series 4440 ZD 2.500%, 2/15/45		7,116,493	7,206,186
Series 4499 AB 3.000%, 6/15/42		400,313	404,725
Series 4610 KA 2.500%, 5/15/39		238,531	239,147
Series 4989 FA 0.432%, 8/15/40 (l)		267,588	268,722
Series 4989 FB 0.432%, 10/15/40 (l)		201,371	202,223
Series 5004 LS 6.048%, 7/25/50IO (l)		4,315,876	904,289
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA3 A8 6.000%, 6/25/37		710,453	385,932
FNMA,
Series 2012-103 ZP 3.000%, 9/25/42		737,629	742,254
Series 2013-123 PZ 2.700%, 3/25/43		5,026,432	5,153,174
Series 2015-11 A 3.000%, 5/25/34		556,386	574,797
Series 2016-72 PA 3.000%, 7/25/46		738,863	754,067
Series 2016-81 PA 3.000%, 2/25/44		299,415	302,152
Series 2020-77 S 4.100%, 11/25/50IO (l)		8,008,856	1,131,092
GCAT Trust,
Series 2019-NQM3 M1 3.450%, 11/25/59 (l)§		500,000	501,247
GNMA,
Series 2013-116 LS 6.046%, 8/20/43IO (l)		1,045,241	187,630
Series 2013-26 MS 6.146%, 2/20/43IO (l)		1,008,566	183,850
Series 2014-20 TS 5.996%, 2/20/44IO (l)		983,189	162,731
Series 2015-H15 FC 0.661%, 6/20/65 (l)		261,892	263,429
Series 2015-H16 FM 0.681%, 7/20/65 (l)		422,156	424,829
Series 2015-H18 FB 0.681%, 7/20/65 (l)		238,825	240,269
Series 2015-H19 FK 0.681%, 8/20/65 (l)		482,503	485,364
Series 2015-H20 FB 0.681%, 8/20/65 (l)		291,246	292,992
Series 2015-H20 FC 0.701%, 8/20/65 (l)		1,140,009	1,147,853
Series 2015-H22 FC 0.681%, 9/20/65 (l)		572,005	575,628
Series 2015-H29 FA 0.781%, 10/20/65 (l)		1,939	1,948
Series 2016-H11 F 0.881%, 5/20/66 (l)		308,808	312,554
Series 2016-H14 FA 0.881%, 6/20/66 (l)		303,612	307,277
Series 2016-H15 FA 0.881%, 7/20/66 (l)		371,628	375,821
Series 2021-57 IA 2.500%, 12/20/50IO		5,796,305	798,125
Great Hall Mortgages No. 1 plc,
Series 2007-2X AC 0.344%, 6/18/39 (l) (m)		304,106	299,532
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 2.851%, 9/25/35 (l)		30,486	31,152
Series 2006-AR2 2A1 2.657%, 4/25/36 (l)		45,242	36,689
HarborView Mortgage Loan Trust,
Series 2004-10 3A1A 2.960%, 1/19/35 (l)		172,640	172,030

See Notes to Financial Statements.

1482

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Hawksmoor Mortgages,
Series 2019-1A A 1.097%, 5/25/53 (l)§	GBP	1,501,257	$2,036,410
Homeward Opportunities Fund Trust,
Series 2020-BPL1 A1 3.228%, 8/25/25 (e)§		$1,194,830	1,210,781
Impac CMB Trust,
Series 2003-8 2A1 1.003%, 10/25/33 (l)		333	336
IndyMac IMSC Mortgage Loan Trust,
Series 2007-AR1 2A1 2.889%, 6/25/37 (l)		874,184	697,485
IndyMac INDX Mortgage Loan Trust,
Series 2007-FLX1 A4 0.372%, 2/25/37 (l)		1,076,642	851,670
JP Morgan Alternative Loan Trust,
Series 2008-R2 A1 6.000%, 11/25/36 (l)§		1,199,787	915,519
JP Morgan Mortgage Trust,
Series 2005-S3 1A2 5.750%, 1/25/36		688,989	436,510
Series 2006-A3 6A1 2.613%, 8/25/34 (l)		19,713	19,857
Series 2007-A1 3A3 2.695%, 7/25/35 (l)		21,535	21,883
Series 2021-INV5 A2A 2.500%, 12/25/51 (l)§		1,353,131	1,353,766
Series 2021-INV7 A3A 2.500%, 2/25/52 (l)§		762,460	770,025
Series 2021-INV7 A4A 2.500%, 2/25/52 (l)§		257,000	251,968
Series 2021-INV7 A5A 2.500%, 2/25/52 (l)§		154,704	153,983
Legacy Mortgage Asset Trust,
Series 2020-GS1 A1 2.882%, 10/25/59 (e)§		560,153	561,838
Series 2020-GS4 A1 3.250%, 2/25/60 (e)§		785,748	789,859
Ludgate Funding plc,
Series 2007-1 A2A 0.245%, 1/1/61 (l) (m)	GBP	100,042	129,849
Series 2008-W1X A1 0.685%, 1/1/61 (l) (m)		252,620	336,385
MASTR Alternative Loan Trust,
Series 2005-2 5A1 6.500%, 12/25/34		$35,251	38,215
Merrill Lynch Mortgage Investors Trust MLMI,
Series 2003-A1 3A 1.746%, 12/25/32 (l)		6,890	6,747
Morgan Stanley Residential Mortgage Loan Trust,
Series 2020-RPL1 A1 2.693%, 10/25/60 (l)§		1,038,201	1,035,093
Mortgage Loan Resecuritization Trust,
Series 2009-RS1 A85 0.439%, 4/16/36 (l)§		267,981	251,816
MortgageIT Trust,
Series 2005-4 A1 0.662%, 10/25/35 (l)		119,157	119,631
New Residential Mortgage Loan Trust,
Series 2015-1A A1 3.750%, 5/28/52 (l)§		274,985	285,645
Series 2018-RPL1 A1 3.500%, 12/25/57 (l)§		412,665	421,917
Nomura Asset Acceptance Corp. Alternative Loan Trust,
Series 2006-AP1 A2 5.515%, 1/25/36 (l)		3,316,551	1,358,268
Series 2006-AP1 A5 6.059%, 1/25/36 (e)		2,493,248	1,019,960
PRPM LLC,
Series 2021-2 A1 2.115%, 3/25/26 (l)§		2,076,278	2,061,196
RALI Trust,
Series 2006-QO3 A1 0.522%, 4/25/46 (l)		3,802,147	1,404,282
Series 2007-QS6 A29 6.000%, 4/25/37		1,323,340	1,309,363
Reperforming Loan REMIC Trust,
Series 2005-R2 1AF1 0.442%, 6/25/35 (l)§		40,856	39,522
Series 2006-R1 AF1 0.442%, 1/25/36 (l)§		134,673	132,665
Residential Asset Securitization Trust,
Series 2006-A12 A2 6.250%, 11/25/36		2,914,768	1,564,976
Series 2006-A9CB A7 6.000%, 9/25/36		3,906,279	1,893,336
Resloc UK plc,
Series 2007-1X A3B 0.258%, 12/15/43 (l) (m)	GBP	99,009	129,153
RFMSI Trust,
Series 2006-S10 1A1 6.000%, 10/25/36		$455,366	446,052
Series 2006-SA2 3A1 4.181%, 8/25/36 (l)		374,171	341,781
Sequoia Mortgage Trust,
Series 10 2A1 0.864%, 10/20/27 (l)		1,133	1,125
Series 2003-4 2A1 0.804%, 7/20/33 (l)		9,863	9,896
Series 6 A 0.744%, 4/19/27 (l)		62,291	61,191
SG Residential Mortgage Trust,
Series 2021-2 B1 4.038%, 12/25/61 (l)§		1,700,000	1,663,327
Starwood Mortgage Residential Trust,
Series 2020-1 M1 2.878%, 2/25/50 (l)§		2,500,000	2,507,486
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-4 2A 2.478%, 4/25/34 (l)		168,870	174,971
Series 2005-19XS 2A1 0.403%, 10/25/35 (l)		72,176	72,523
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 0.604%, 7/19/35 (l)		25,265	24,596
Series 2006-AR6 1A3 0.482%, 7/25/46 (l)		775,120	628,929
Toorak Mortgage Corp. Ltd.,
Series 2020-1 A2 3.228%, 3/25/23 (e)§		1,200,000	1,195,766
Towd Point Mortgage Funding,
Series 2019-A13A A1 0.951%, 7/20/45 (l)§	GBP	807,030	1,094,210

See Notes to Financial Statements.

1483

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Towd Point Mortgage Funding plc,
Series 2020-A14X A 0.950%, 5/20/45 (l) (m)	GBP	1,335,510	$1,811,320
Uropa Securities plc,
Series 2007-1 A3A 0.318%, 10/10/40 (l) (m)		554,428	725,603
UWM Mortgage Trust,
Series 2021-INV2 A9 1.050%, 9/25/51 (l)§		$790,774	790,060
Series 2021-INV3 A9 1.000%, 11/25/51 (l)§		692,776	690,930
Verus Securitization Trust,
Series 2021-6 B1 4.047%, 10/25/66 (l)§		1,000,000	989,850
VOLT C LLC,
Series 2021-NPL9 A1 1.992%, 5/25/51 (e)§		638,973	636,470
VOLT XCIX LLC,
Series 2021-NPL8 A1 2.116%, 4/25/51 (e)§		384,879	383,201
VOLT XCVI LLC,
Series 2021-NPL5 A1 2.116%, 3/27/51 (e)§		694,340	694,226
ZH Trust,
Series 2021-2 A 2.349%, 10/17/27§		350,000	347,157

Total Collateralized Mortgage Obligations			89,363,688

Commercial Mortgage-Backed Securities (6.1%)
1211 Avenue of the Americas Trust,
Series 2015-1211 C 4.142%, 8/10/35 (l)§		100,000	104,839
Series 2015-1211 D 4.142%, 8/10/35 (l)§		100,000	102,097
20 Times Square Trust,
Series 2018-20TS B 3.100%, 5/15/35 (l)§		268,000	266,935
245 Park Avenue Trust,
Series 2017-245P XA 0.149%, 6/5/37 IO (l)§		1,000,000	9,575
280 Park Avenue Mortgage Trust,
Series 2017-280P D 1.646%, 9/15/34 (l)§		200,000	199,252
A10 Bridge Asset Financing LLC,
Series 2020-C A 2.021%, 8/15/40§		348,930	349,467
Alen Mortgage Trust,
Series 2021-ACEN D 3.210%, 4/15/34 (l)§		100,000	99,688
Arbor Multifamily Mortgage Securities Trust,
Series 2020-MF1 D 1.750%, 5/15/53§		100,000	88,703
Series 2020-MF1 E 1.750%, 5/15/53§		100,000	80,853
AREIT Trust,
Series 2021-CRE5 A 1.190%, 7/17/26 (l)§		800,000	798,969
Ashford Hospitality Trust,
Series 2018-ASHF D 2.210%, 4/15/35 (l)§		16,000	15,816
Series 2018-KEYS A 1.110%, 6/15/35 (l)§		600,000	598,947
Atrium Hotel Portfolio Trust,
Series 2017-ATRM D 2.060%, 12/15/36 (l)§		290,000	282,758
Series 2017-ATRM E 3.160%, 12/15/36 (l)§		224,000	211,691
BAMLL Commercial Mortgage Securities Trust,
Series 2017-SCH AF 1.110%, 11/15/33 (l)§		100,000	97,592
Series 2017-SCH CL 1.610%, 11/15/32 (l)§		100,000	90,754
Series 2017-SCH DL 2.110%, 11/15/32 (l)§		100,000	85,987
Series 2018-DSNY C 1.460%, 9/15/34 (l)§		100,000	98,752
Series 2018-DSNY D 1.810%, 9/15/34 (l)§		200,000	198,559
Series 2021-JACX A 1.160%, 9/15/38 (l)§		800,000	799,021
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7 B 4.358%, 9/15/48 (l)		350,000	358,589
Series 2016-UB10 C 4.853%, 7/15/49 (l)		368,000	393,376
Series 2017-BNK3 XB 0.626%, 2/15/50 IO (l)		1,000,000	29,346
BANK,
Series 2017-BNK4 C 4.372%, 5/15/50 (l)		300,000	315,328
Series 2017-BNK5 C 4.253%, 6/15/60 (l)		30,000	31,549
Series 2017-BNK6 XA 0.802%, 7/15/60 IO (l)		3,397,299	115,375
Series 2018-BN10 XA 0.705%, 2/15/61 IO (l)		3,645,276	136,180
Series 2019-BN19 AS 3.446%, 8/15/61		249,000	265,274
Series 2019-BN19 C 4.033%, 8/15/61 (l)		215,000	224,951
Series 2019-BN20 AS 3.243%, 9/15/62 (l)		310,000	323,840
Series 2019-BN20 XB 0.362%, 9/15/62 IO (l)		530,000	14,097
Series 2019-BN21 A5 2.851%, 10/17/52		20,000	21,045
Series 2020-BN25 AS 2.841%, 1/15/63		22,000	22,540
Series 2020-BN30 XB 0.724%, 12/15/53 IO (l)		5,331,000	303,094
Series 2021-BN32 A5 2.643%, 4/15/54		120,000	124,579
Series 2021-BN33 A5 2.556%, 5/15/64		710,000	732,044
Series 2021-BN33 XB 0.481%, 5/15/64 IO (l)		4,550,000	204,516
Series 2021-BN35 A5 2.285%, 6/15/64		75,323	75,907
BBCCRE Trust,
Series 2015-GTP A 3.966%, 8/10/33§		900,000	956,036

See Notes to Financial Statements.

1484

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
BBCMS Mortgage Trust,
Series 2017-C1 B 4.089%, 2/15/50	$100,000	$106,899
Series 2018-TALL A 0.832%, 3/15/37 (l)§	15,000	14,832
Series 2021-C11 XA 1.392%, 9/15/54 IO (l)	3,488,098	356,329
Series 2021-C9 XA 1.639%, 2/15/54 IO (l)	2,700,180	319,445
BBCMS Trust,
Series 2015-SRCH A1 3.312%, 8/10/35§	83,605	86,960
Series 2015-SRCH XA 0.933%, 8/10/35 IO (l)§	963,427	39,363
Series 2021-C10 XA 1.308%, 7/15/54 IO (l)	3,613,692	344,339
BB-UBS Trust,
Series 2012-SHOW XA 0.596%, 11/5/36 IO (l)§	2,277,000	38,146
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR7 B 5.214%, 2/11/41 (l)	15,190	15,184
Series 2007-T26 AM 5.430%, 1/12/45 (l)	9,545	9,451
Benchmark Mortgage Trust,
Series 2018-B2 C 4.197%, 2/15/51 (l)	35,000	37,225
Series 2018-B3 D 3.037%, 4/10/51 (l)§	10,000	8,963
Series 2018-B5 A3 3.944%, 7/15/51	60,000	65,919
Series 2018-B5 C 4.609%, 7/15/51 (l)	150,000	163,847
Series 2019-B10 3CCA 3.899%, 3/15/62 (l)§	60,000	63,291
Series 2019-B13 XA 1.128%, 8/15/57 IO (l)	771,495	51,205
Series 2019-B9 A5 4.016%, 3/15/52	700,000	785,107
Series 2019-B9 XA 1.039%, 3/15/52 IO (l)	989,398	61,748
Series 2020-B16 C 3.535%, 2/15/53 (l)	10,000	10,122
Series 2020-B16 XA 0.927%, 2/15/53 IO (l)	3,947,232	252,057
Series 2020-B17 XB 0.530%, 3/15/53 IO (l)	1,000,000	36,444
Series 2020-B21 XA 1.457%, 12/17/53 IO (l)	998,525	101,951
Series 2020-IG3 XA 0.731%, 9/15/48 IO (l)§	6,754,480	219,334
Series 2021-B23 XA 1.277%, 2/15/54 IO (l)	996,967	89,861
Series 2021-B24 XA 1.155%, 3/15/54 IO (l)	1,157,791	94,209
Series 2021-B25 XA 1.110%, 4/15/54 IO (l)	219,495	18,070
Series 2021-B27 XA 1.272%, 7/15/54 IO (l)	3,688,094	347,872
BFLD Trust,
Series 2020-EYP A 1.260%, 10/15/35 (l)§	700,000	700,000
BWAY Mortgage Trust,
Series 2013-1515 A2 3.454%, 3/10/33§	100,000	104,604
Series 2013-1515 C 3.446%, 3/10/33§	100,000	103,115
Series 2021-1450 A 1.360%, 9/15/36 (l)§	700,000	698,737
BX Commercial Mortgage Trust,
Series 2018-BIOA D 1.431%, 3/15/37 (l)§	96,790	96,397
Series 2019-XL D 1.560%, 10/15/36 (l)§	221,000	220,594
Series 2020-BXLP D 1.360%, 12/15/36 (l)§	83,504	83,191
Series 2020-VIV2 C 3.542%, 3/9/44 (l)§	200,000	203,783
Series 2020-VIV3 B 3.544%, 3/9/44 (l)§	20,000	20,741
Series 2020-VIV4 A 2.843%, 3/9/44§	290,000	296,910
Series 2021-21M H 4.120%, 10/15/36 (l)§	366,000	362,517
Series 2021-SOAR D 1.510%, 6/15/38 (l)§	170,000	169,046
Series 2021-VINO D 1.462%, 5/15/38 (l)§	200,000	199,012
Series 2021-VIV5 A 2.843%, 3/9/44 (l)§	140,000	143,520
Series 2021-VOLT E 2.110%, 9/15/36 (l)§	247,000	244,839
Series 2021-VOLT F 2.510%, 9/15/36 (l)§	247,000	244,685
Series 2021-XL2 E 1.955%, 10/15/38 (l)§	369,000	366,718
BX Trust,
Series 2019-OC11 A 3.202%, 12/9/41§	10,000	10,547
Series 2019-OC11 D 4.075%, 12/9/41 (l)§	114,000	117,027
Series 2019-OC11 E 4.075%, 12/9/41 (l)§	325,000	323,723
Series 2021-ARIA D 2.005%, 10/15/36 (l)§	102,000	101,555
Series 2021-VIEW D 3.010%, 6/15/23 (l)§	120,000	119,880
BXP Trust,
Series 2017-CC D 3.552%, 8/13/37 (l)§	30,000	30,163
Series 2017-GM D 3.425%, 6/13/39 (l)§	80,000	81,030
Series 2021-601L D 2.775%, 1/15/44 (l)§	102,000	94,110
CAMB Commercial Mortgage Trust,
Series 2019-LIFE D 1.860%, 12/15/37 (l)§	100,000	99,879
CD Mortgage Trust,
Series 2017-CD3 A4 3.631%, 2/10/50	10,000	10,773
Series 2017-CD6 C 4.265%, 11/13/50 (l)	371,000	390,715

See Notes to Financial Statements.

1485

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Series 2018-CD7 C 4.850%, 8/15/51 (l)	$250,000	$270,567
CFCRE Commercial Mortgage Trust,
Series 2016-C3 A3 3.865%, 1/10/48	10,000	10,753
Series 2016-C4 XA 1.635%, 5/10/58 IO (l)	634,145	36,720
Series 2016-C4 XB 0.704%, 5/10/58 IO (l)	110,000	3,226
Series 2017-C8 B 4.199%, 6/15/50 (l)	37,000	39,490
Series 2018-TAN A 4.236%, 2/15/33§	100,000	102,061
Series 2018-TAN C 5.295%, 2/15/33§	100,000	102,018
CHC Commercial Mortgage Trust,
Series 2019-CHC B 1.610%, 6/15/34 (l)§	101,261	100,629
CIM Retail Portfolio Trust,
Series 2021-RETL A 1.510%, 8/15/36 (l)§	120,000	119,701
Citigroup Commercial Mortgage Trust,
Series 2015-GC27 B 3.772%, 2/10/48	320,000	330,429
Series 2016-P3 C 4.888%, 4/15/49 (l)	10,000	10,207
Series 2017-C4 A4 3.471%, 10/12/50	20,000	21,497
Series 2018-C6 A4 4.412%, 11/10/51	30,000	34,339
Series 2019-PRM D 4.350%, 5/10/36§	100,000	102,234
Series 2020-420K D 3.312%, 11/10/42 (l)§	150,000	145,951
Series 2020-420K E 3.312%, 11/10/42 (l)§	150,000	139,017
Series 2020-420K X 0.829%, 11/10/42 IO (l)§	1,000,000	61,447
Series 2021-KEYS A 1.290%, 10/15/36 (l)§	700,000	698,714
Commercial Mortgage Pass-Through Certificates,
Series 2021-LBA A 0.800%, 3/15/38 (l)§	260,000	257,812
Commercial Mortgage Trust,
Series 2013-CR6 XA 1.001%, 3/10/46 IO (l)	501,947	3,447
Series 2013-GAM E 3.417%, 2/10/28 (l)§	100,000	96,480
Series 2014-CR18 A4 3.550%, 7/15/47	8,428	8,661
Series 2014-CR21 A3 3.528%, 12/10/47	18,273	18,861
Series 2014-UBS5 B 4.514%, 9/10/47 (l)	130,000	135,999
Series 2015-3BP B 3.238%, 2/10/35 (l)§	300,000	309,949
Series 2015-3BP XA 0.060%, 2/10/35 IO (l)§	1,287,000	3,803
Series 2015-CR22 C 4.106%, 3/10/48 (l)	300,000	312,225
Series 2015-CR22 XA 0.883%, 3/10/48 IO (l)	3,143,786	63,685
Series 2015-CR24 B 4.379%, 8/10/48 (l)	105,000	111,719
Series 2015-CR26 ASB 3.373%, 10/10/48	1,497,103	1,545,749
Series 2015-DC1 XA 1.014%, 2/10/48 IO (l)	2,956,161	64,850
Series 2015-LC23 A4 3.774%, 10/10/48	20,000	21,453
Series 2016-COR1 ASB 2.972%, 10/10/49	967,265	999,405
Series 2017-COR2 D 3.000%, 9/10/50§	46,000	42,321
Series 2018-COR3 XD 1.750%, 5/10/51 IO (l)§	50,000	4,699
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4 B 1.340%, 5/15/36 (l)§	260,000	259,513
Series 2020-FACT C 2.710%, 10/15/37 (l)§	303,000	305,037
Series 2020-NET A 2.257%, 8/15/37§	282,000	284,240
Series 2020-NET D 3.704%, 8/15/37 (l)§	200,000	203,328
CSAIL Commercial Mortgage Trust,
Series 2015-C1 C 4.261%, 4/15/50 (l)	300,000	283,670
Series 2015-C1 XA 0.822%, 4/15/50 IO (l)	3,831,255	78,360
Series 2015-C2 A4 3.504%, 6/15/57	10,000	10,538
Series 2015-C4 D 3.561%, 11/15/48 (l)	70,000	69,588
Series 2016-C5 B 4.463%, 11/15/48 (l)	30,000	31,946
Series 2016-C5 C 4.646%, 11/15/48 (l)	90,000	93,725
Series 2017-CX10 XB 0.133%, 11/15/50 IO (l)	1,000,000	13,415
Series 2018-CX12 A4 4.224%, 8/15/51 (l)	10,000	11,221
Series 2018-CX12 C 4.742%, 8/15/51 (l)	58,000	62,552
Series 2019-C15 A4 4.053%, 3/15/52	50,000	55,763
Series 2019-C16 C 4.237%, 6/15/52 (l)	40,000	41,640
Series 2019-C16 XA 1.559%, 6/15/52 IO (l)	987,022	94,362
Series 2019-C17 XA 1.361%, 9/15/52 IO (l)	5,022,377	406,783
Series 2019-C17 XB 0.558%, 9/15/52 IO (l)	1,000,000	38,559
Series 2019-C18 D 2.500%, 12/15/52§	170,000	153,985
Series 2020-C19 A3 2.561%, 3/15/53	79,298	80,897
CSMC Trust,
Series 2017-PFHP A 1.060%, 12/15/30 (l)§	50,000	49,892
Series 2017-TIME A 3.646%, 11/13/39§	100,000	100,742

See Notes to Financial Statements.

1486

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Series 2021-980M D 3.535%, 7/15/31 (l)§	$321,000	$313,789
Series 2021-ADV A 1.510%, 7/15/38 (l)§	800,000	798,610
Series 2021-B33 A1 3.053%, 10/10/43§	100,000	102,594
Series 2021-B33 A2 3.167%, 10/10/43§	288,000	299,037
CSWF,
Series 2018-TOP F 2.860%, 8/15/35 (l)§	294,400	292,930
DBGS Mortgage Trust,
Series 2018-5BP B 1.090%, 6/15/33 (l)§	100,000	99,375
Series 2019-1735 X 0.291%, 4/10/37 IO (l)§	1,365,000	28,280
DBJPM Mortgage Trust,
Series 2016-C1 A4 3.276%, 5/10/49	20,000	21,063
Series 2017-C6 XD 1.000%, 6/10/50 IO (l)	300,000	14,248
DBUBS Mortgage Trust,
Series 2017-BRBK A 3.452%, 10/10/34§	60,000	62,343
Series 2017-BRBK D 3.530%, 10/10/34 (l)§	100,000	100,925
DOLP Trust,
Series 2021-NYC A 2.956%, 5/10/41§	1,000,000	1,039,722
Extended Stay America Trust,
Series 2021-ESH A 1.190%, 7/15/38 (l)§	2,089,131	2,089,131
Series 2021-ESH B 1.490%, 7/15/38 (l)§	308,396	308,395
Series 2021-ESH D 2.360%, 7/15/38 (l)§	298,447	298,448
FHLMC Multifamily Structured Pass-Through Certificates,
Series K053 A2 2.995%, 12/25/25	188,000	199,027
Series K104 X1 1.126%, 1/25/30 IO (l)	797,734	62,714
Series K105 X1 1.523%, 3/25/53 IO (l)	858,946	91,361
Series K109 X1 1.582%, 4/25/30 IO (l)	2,474,312	276,981
Series K110 X1 1.697%, 4/25/30 IO (l)	538,830	64,532
Series K111 X1 1.572%, 5/25/30 IO (l)	260,253	29,650
Series K113 X1 1.387%, 6/25/30 IO (l)	999,926	100,290
Series K115 X1 1.327%, 6/25/30 IO (l)	2,157,736	210,179
Series K120 X1 1.039%, 10/25/30 IO (l)	2,464,889	190,343
Series K121 X1 1.028%, 10/25/30 IO (l)	119,775	9,117
Series K122 X1 0.883%, 11/25/30 IO (l)	1,433,880	95,827
Series K-1517 A2 1.716%, 7/25/35	2,500,000	2,375,083
Series K722 X1 1.309%, 3/25/23 IO (l)	2,294,183	23,365
Series KL05 X1P 0.892%, 6/25/29 IO (l)	662,000	41,586
Series KL06 XFX 1.364%, 12/25/29 IO	170,000	14,686
FNMA ACES,
Series 2020-M15 X1 1.568%, 9/25/31 IO (l)	4,720,060	570,772
FREMF Mortgage Trust,
Series 2018-K80 B 4.229%, 8/25/50 (l)§	20,000	22,195
FRESB Mortgage Trust,
Series 2018-SB53 A10F 3.634%, 6/25/28 (l)	19,515	20,714
GCT Commercial Mortgage Trust,
Series 2021-GCT C 1.810%, 2/15/38 (l)§	120,000	119,946
GNMA,
Series 2012-23 0.201%, 6/16/53 IO (l)	24,849	115
Series 2013-30 0.602%, 9/16/53 IO (l)	75,312	1,262
Series 2013-63 0.756%, 9/16/51 IO (l)	133,297	2,581
Series 2015-22 0.539%, 3/16/55 IO (l)	71,402	1,604
Series 2016-26 0.754%, 2/16/58 IO (l)	218,055	7,874
Series 2016-96 0.791%, 12/16/57 IO (l)	44,963	1,971
Series 2021-143 0.989%, 10/16/63 IO (l)	7,715,859	639,713
Series 2021-20 1.139%, 8/16/62 IO (l)	6,108,264	557,602
Series 2021-208 0.750%, 6/16/64 IO (l)	9,128,791	677,114
Series 2021-22 0.986%, 5/16/63 IO (l)	6,920,658	579,505
Series 2021-52 0.816%, 4/16/63 IO (l)	7,230,923	539,344
Series 2021-71 0.893%, 10/16/62 IO (l)	7,809,145	626,838
Grace Trust,
Series 2020-GRCE D 2.680%, 12/10/40 (l)§	142,000	136,234
Great Wolf Trust,
Series 2019-WOLF E 2.842%, 12/15/36 (l)§	254,000	246,387
Series 2019-WOLF F 3.241%, 12/15/36 (l)§	254,000	238,139
GS Mortgage Securities Corp. II,
Series 2005-ROCK A 5.366%, 5/3/32§	50,000	55,208
GS Mortgage Securities Corp. Trust,
Series 2017-GPTX A 2.856%, 5/10/34§	100,000	99,899
Series 2018-TWR D 1.710%, 7/15/31 (l)§	110,000	106,162
Series 2019-BOCA A 1.310%, 6/15/38 (l)§	100,000	99,938

See Notes to Financial Statements.

1487

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Series 2020-TWN3 B 2.610%, 11/15/37 (l)§	$100,000	$100,239
Series 2020-TWN3 D 3.810%, 11/15/37 (l)§	100,000	100,138
GS Mortgage Securities Trust,
Series 2012-GCJ9 C 4.448%, 11/10/45 (l)§	20,000	20,006
Series 2014-GC20 B 4.529%, 4/10/47 (l)	30,000	30,534
Series 2015-GC28 XA 0.985%, 2/10/48 IO (l)	2,702,634	68,196
Series 2015-GC32 C 4.422%, 7/10/48 (l)	10,000	10,374
Series 2015-GS1 A3 3.734%, 11/10/48	10,000	10,696
Series 2015-GS1 XA 0.760%, 11/10/48 IO (l)	1,883,375	49,278
Series 2016-GS3 XA 1.199%, 10/10/49 IO (l)	288,748	13,659
Series 2017-GS7 D 3.000%, 8/10/50§	10,000	9,347
Series 2017-GS7 XA 1.110%, 8/10/50 IO (l)	2,477,324	118,370
Series 2018-GS9 C 4.359%, 3/10/51 (l)	375,000	400,805
Series 2019-GSA1 C 3.805%, 11/10/52 (l)	10,000	10,391
Series 2019-GSA1 XA 0.827%, 11/10/52 IO (l)	1,191,257	66,296
Series 2020-GC45 XA 0.673%, 2/13/53 IO (l)	3,317,966	144,775
HMH Trust,
Series 2017-NSS A 3.062%, 7/5/31§	110,000	108,857
HPLY Trust,
Series 2019-HIT F 3.260%, 11/15/36 (l)§	200,130	193,638
IMT Trust,
Series 2017-APTS AFX 3.478%, 6/15/34§	100,000	103,807
Series 2017-APTS DFX 3.497%, 6/15/34 (l)§	100,000	95,306
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2017-FL10 D 2.010%, 6/15/32 (l)§	8,010	7,954
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX A4FL 1.409%, 6/15/45 (l)§	16,636	16,685
Series 2015-JP1 C 4.719%, 1/15/49 (l)	100,000	106,127
Series 2016-JP3 B 3.397%, 8/15/49 (l)	331,000	339,735
Series 2016-JP3 XC 0.750%, 8/15/49 IO (l)§	240,000	7,550
Series 2018-WPT DFX 5.350%, 7/5/33§	60,000	61,732
Series 2018-WPT EFX 5.542%, 7/5/33 (l)§	120,000	122,204
Series 2018-WPT FFX 5.542%, 7/5/33 (l)§	181,000	181,466
Series 2018-AON A 4.128%, 7/5/31§	36,000	37,307
Series 2018-PHH A 2.560%, 6/15/35 (l)§	106,599	105,891
Series 2020-609M D 2.880%, 10/15/33 (l)§	130,000	129,688
Series 2020-ACE C 3.694%, 1/10/37 (l)§	187,000	182,138
Series 2020-LOOP E 3.861%, 12/5/38 (l)§	181,000	171,891
Series 2021-MHC D 1.810%, 4/15/38 (l)§	90,000	89,832
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22 B 4.553%, 9/15/47 (l)	150,000	152,978
Series 2014-C23 D 3.984%, 9/15/47 (l)§	365,000	360,090
Series 2014-C25 XA 0.830%, 11/15/47 IO (l)	3,015,990	60,692
Series 2015-C27 D 3.806%, 2/15/48 (l)§	300,000	268,274
Series 2015-C32 XA 1.207%, 11/15/48 IO (l)	1,668,075	44,339
Series 2015-C33 C 4.611%, 12/15/48 (l)	221,000	230,144
Series 2015-C33 D1 4.111%, 12/15/48 (l)§	200,000	195,783
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP6 A5 3.490%, 7/15/50	20,000	21,494
Series 2017-JP6 C 3.756%, 7/15/50 (l)	350,000	360,634
Series 2017-JP7 B 4.050%, 9/15/50	10,000	10,701
Series 2019-COR5 A3 3.123%, 6/13/52	20,000	20,814
Series 2019-COR5 C 3.750%, 6/13/52	16,000	16,475
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2 XA 1.554%, 6/15/49 IO (l)	1,447,550	70,441
Series 2016-C4 XC 0.750%, 12/15/49 IO (l)§	1,800,000	58,280
Series 2018-C8 A4 4.211%, 6/15/51	10,000	11,233
Series 2020-COR7 B 3.294%, 5/13/53 (l)	298,000	309,614
Series 2020-COR7 XA 1.656%, 5/13/53 IO (l)	2,553,880	258,099
KREST Commercial Mortgage Securities Trust,
Series 2021-CHIP A 2.558%, 11/5/44§	700,000	704,307
Ladder Capital Commercial Mortgage Mortgage Trust,
Series 2013-GCP XA 1.167%, 2/15/36 IO (l)§	962,915	57,009
LCCM,
Series 2017-LC26 C 4.706%, 7/12/50§	300,000	311,123
LSTAR Commercial Mortgage Trust,
Series 2017-5 X 0.857%, 3/10/50 IO (l)§	2,536,678	59,672
LUXE Trust,
Series 2021-TRIP A 1.160%, 10/15/38 (l)§	700,000	699,231

See Notes to Financial Statements.

1488

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Med Trust,
Series 2021-MDLN G 5.360%, 11/15/38 (l)§	$366,000	$362,321
MF1 Multifamily Housing Mortgage Loan Trust,
Series 2020-FL3 A 2.214%, 7/15/35 (l)§	117,804	118,284
Series 2021-FL5 A 1.014%, 7/15/36 (l)§	668,526	666,789
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C14 C 5.049%, 2/15/47 (l)	65,000	68,371
Series 2015-C20 ASB 3.069%, 2/15/48	530,607	542,739
Series 2015-C20 B 4.160%, 2/15/48	150,000	156,618
Series 2015-C20 C 4.452%, 2/15/48 (l)	150,000	153,587
Series 2015-C20 XA 1.263%, 2/15/48 IO (l)	2,306,346	67,933
Series 2015-C23 A4 3.719%, 7/15/50	15,000	15,902
Series 2015-C25 C 4.526%, 10/15/48 (l)	70,000	73,914
Series 2015-C27 ASB 3.557%, 12/15/47	384,112	398,847
Series 2016-C31 ASB 2.952%, 11/15/49	980,007	1,011,007
Series 2016-C31 C 4.275%, 11/15/49 (l)	215,000	215,676
Series 2017-C33 C 4.558%, 5/15/50 (l)	40,000	42,490
Morgan Stanley Capital I Trust,
Series 2007-T27 AJ 6.014%, 6/11/42 (l)	16,330	16,325
Series 2017-H1 B 4.075%, 6/15/50	198,000	211,936
Series 2017-H1 D 2.546%, 6/15/50§	210,000	182,192
Series 2017-H1 XD 2.161%, 6/15/50 IO (l)§	300,000	31,283
Series 2017-HR2 D 2.730%, 12/15/50	210,000	188,183
Series 2018-H3 C 4.864%, 7/15/51 (l)	10,000	10,993
Series 2018-H3 D 3.000%, 7/15/51§	17,000	15,570
Series 2018-H4 C 5.071%, 12/15/51 (l)	10,000	10,993
Series 2018-L1 A3 4.139%, 10/15/51	10,000	11,004
Series 2018-MP A 4.276%, 7/11/40 (l)§	219,000	239,784
Series 2019-H6 XB 0.716%, 6/15/52 IO (l)	1,000,000	48,257
Series 2019-L2 XA 1.022%, 3/15/52 IO (l)	2,895,768	178,464
Series 2019-L3 XA 0.641%, 11/15/52 IO (l)	4,524,374	202,909
Series 2020-L4 B 3.082%, 2/15/53	207,000	213,904
Morgan Stanley Capital I, Inc.,
Series 2021-ILP D 1.686%, 11/15/23 (l)§	365,790	364,552
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1 A 1.060%, 6/15/35 (l)§	178,774	176,930
Series 2018-SOX A 4.404%, 6/17/38§	100,000	108,468
Series 2021-APPL A 1.060%, 8/15/38 (l)§	700,000	698,923
NYO Commercial Mortgage Trust,
Series 2021-1290 A 1.205%, 11/15/38 (l)§	700,000	695,318
Olympic Tower Mortgage Trust,
Series 2017-OT XA 0.379%, 5/10/39 IO (l)§	1,000,000	19,650
One Market Plaza Trust,
Series 2017-1MKT D 4.146%, 2/10/32§	100,000	100,240
Series 2017-1MKT XCP 0.090%, 2/10/32 IO (l)§	1,000,000	260
Series 2017-1MKT XNCP 0.000%, 2/10/32 IO (l)§	200,000	—
PFP Ltd.,
Series 2019-6 A 1.158%, 4/14/37 (l)§	93,511	93,411
Series 2021-8 A 1.109%, 8/9/37 (l)§	700,000	697,408
Ready Capital Mortgage Financing LLC,
Series 2021-FL7 A 1.280%, 11/25/36 (l)§	699,962	699,543
SG Commercial Mortgage Securities Trust,
Series 2019-PREZ D 3.477%, 9/15/39 (l)§	30,000	29,878
SLG Office Trust,
Series 2021-OVA A 2.585%, 7/15/41§	425,000	435,999
Soho Trust,
Series 2021-SOHO B 2.697%, 8/10/38 (l)§	371,000	349,312
SREIT Trust,
Series 2021-MFP D 1.678%, 11/15/38 (l)§	367,000	364,943
TPGI Trust,
Series 2021-DGWD D 1.610%, 6/15/26 (l)§	270,000	269,577
UBS Commercial Mortgage Trust,
Series 2017-C2 C 4.295%, 8/15/50 (l)	366,000	378,361
Series 2018-C12 B 4.787%, 8/15/51 (l)	75,000	83,302
Series 2018-C8 C 4.701%, 2/15/51 (l)	226,000	245,489
Series 2019-C17 XA 1.479%, 10/15/52 IO (l)	982,026	89,270
Series 2019-C18 XA 1.034%, 12/15/52 IO (l)	983,285	60,574
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3 D 5.047%, 8/10/49 (l)§	10,000	10,067

See Notes to Financial Statements.

1489

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Velocity Commercial Capital Loan Trust,
Series 2019-1 A 3.760%, 3/25/49 (l)§		$548,248	$570,959
VNDO Trust,
Series 2016-350P D 3.903%, 1/10/35 (l)§		100,000	101,567
Wells Fargo Commercial Mortgage Trust,
Series 2015-C27 C 3.894%, 2/15/48		150,000	144,254
Series 2015-C27 XA 0.859%, 2/15/48 IO (l)		3,204,136	73,704
Series 2015-LC20 C 4.056%, 4/15/50 (l)		219,000	223,161
Series 2015-NXS1 XA 1.091%, 5/15/48 IO (l)		1,991,456	55,090
Series 2015-NXS2 XA 0.647%, 7/15/58 IO (l)		3,546,667	67,432
Series 2016-BNK1 XD 1.254%, 8/15/49 IO (l)§		1,000,000	51,359
Series 2016-C32 A3FL 1.529%, 1/15/59 (l)		37,624	37,665
Series 2016-C33 C 3.896%, 3/15/59		129,000	130,762
Series 2016-C33 XA 1.607%, 3/15/59 IO (l)		981,781	56,182
Series 2016-C34 A3FL 1.149%, 6/15/49 (l)§		30,000	30,334
Series 2016-C35 B 3.438%, 7/15/48		325,000	334,684
Series 2017-C38 XA 1.015%, 7/15/50 IO (l)		2,499,439	107,691
Series 2017-C39 D 4.342%, 9/15/50 (l)§		10,000	9,050
Series 2017-C39 XA 1.091%, 9/15/50 IO (l)		2,433,493	113,530
Series 2017-C41 B 4.188%, 11/15/50 (l)		220,000	230,682
Series 2017-C42 B 4.002%, 12/15/50 (l)		250,000	265,963
Series 2017-HSDB A 0.955%, 12/13/31 (l)§		100,000	98,526
Series 2018-C45 C 4.727%, 6/15/51		20,000	21,425
Series 2018-C46 B 4.633%, 8/15/51		24,000	26,676
Series 2019-C49 B 4.546%, 3/15/52		90,000	100,398
Series 2019-C49 C 4.866%, 3/15/52 (l)		80,000	87,980
Series 2019-C50 B 4.192%, 5/15/52		150,000	162,301
Series 2019-C50 C 4.345%, 5/15/52		25,000	26,285
Series 2019-C50 XA 1.408%, 5/15/52 IO (l)		942,928	74,222
Series 2020-C55 AS 2.937%, 2/15/53		207,000	212,167
Series 2020-C55 XA 1.305%, 2/15/53 IO (l)		4,063,850	347,045
Series 2020-C56 XA 1.423%, 6/15/53 IO (l)		3,734,207	340,671
Series 2020-C58 XA 1.880%, 7/15/53 IO (l)		2,296,213	298,957
Series 2020-SDAL D 2.200%, 2/15/37 (l)§		40,000	38,971
Series 2021-C59 XA 1.551%, 4/15/54 IO (l)		3,021,341	336,676
Series 2021-FCMT D 3.610%, 5/15/31 (l)§		110,000	109,588
Series 2021-SAVE C 1.910%, 2/15/40 (l)§		159,079	159,180
Series 2021-SAVE D 2.610%, 2/15/40 (l)§		159,079	159,471
Series 2021-SAVE E 3.760%, 2/15/40 (l)§		159,079	159,644

Total Commercial Mortgage-Backed Securities			66,956,868

Corporate Bonds (27.2%)
Communication Services (2.0%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc. 3.400%, 5/15/25		150,000	158,692
3.800%, 2/15/27		100,000	108,964
4.250%, 3/1/27		150,000	166,826
4.100%, 2/15/28		220,000	244,055
4.350%, 3/1/29		918,000	1,032,615
4.300%, 2/15/30		427,000	482,053
2.750%, 6/1/31		53,000	53,731
2.250%, 2/1/32		712,000	686,846
2.550%, 12/1/33		77,000	75,301
4.500%, 5/15/35		600,000	692,118
2.600%, 5/19/38	EUR	125,000	159,536
5.150%, 2/15/50		$197,000	253,430
3.500%, 9/15/53		256,000	258,229
3.650%, 9/15/59		76,000	76,710
3.850%, 6/1/60		74,000	77,117
3.500%, 2/1/61		106,000	104,573
Deutsche Telekom International Finance BV
3.600%, 1/19/27§		150,000	160,691
Level 3 Financing, Inc. 3.400%, 3/1/27§		600,000	619,470
Verizon Communications, Inc. 0.750%, 3/22/24		35,000	34,857
0.850%, 11/20/25		50,000	48,797
1.450%, 3/20/26		40,000	39,818
4.125%, 3/16/27		150,000	166,790
2.100%, 3/22/28		331,000	331,452
4.329%, 9/21/28		778,000	884,583
4.016%, 12/3/29		163,000	182,417
3.150%, 3/22/30		305,000	322,565
1.500%, 9/18/30		528,000	494,122
1.680%, 10/30/30		271,000	257,273
2.550%, 3/21/31		961,000	964,223
2.650%, 11/20/40		259,000	246,086
3.400%, 3/22/41		160,000	165,167
2.850%, 9/3/41		13,000	12,849
3.850%, 11/1/42		25,000	27,560
4.862%, 8/21/46		28,000	36,055
3.550%, 3/22/51		207,000	222,109
3.700%, 3/22/61		101,000	110,698

			9,958,378

See Notes to Financial Statements.

1490

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Entertainment (0.2%)
Activision Blizzard, Inc. 3.400%, 6/15/27		$10,000	$10,709
1.350%, 9/15/30		70,000	64,637
2.500%, 9/15/50		78,000	68,279
Electronic Arts, Inc. 1.850%, 2/15/31		700,000	670,426
NBCUniversal Media LLC 4.450%, 1/15/43		20,000	23,914
TWDC Enterprises 18 Corp. 3.150%, 9/17/25		75,000	79,509
Walt Disney Co. (The) 3.800%, 3/22/30		250,000	281,029
2.650%, 1/13/31		600,000	621,774
2.750%, 9/1/49		163,000	157,342
4.700%, 3/23/50		21,000	27,715

			2,005,334

Interactive Media & Services (0.0%)
Alphabet, Inc. 0.450%, 8/15/25		110,000	107,251

Media (0.6%)
Charter Communications Operating LLC 4.908%, 7/23/25		200,000	219,458
2.250%, 1/15/29		717,000	695,490
6.384%, 10/23/35		39,000	50,365
6.484%, 10/23/45		377,000	515,932
5.375%, 5/1/47		30,000	35,782
5.750%, 4/1/48		89,000	111,320
5.125%, 7/1/49		23,000	26,521
3.700%, 4/1/51		65,000	62,394
3.850%, 4/1/61		988,000	928,720
4.400%, 12/1/61		71,000	73,232
3.950%, 6/30/62		55,000	52,594
Comcast Corp. 3.700%, 4/15/24		55,000	58,459
3.150%, 3/1/26		125,000	133,154
3.300%, 4/1/27		353,000	379,549
4.150%, 10/15/28		245,000	278,314
2.650%, 2/1/30		834,000	862,816
3.400%, 4/1/30		226,000	246,249
3.250%, 11/1/39		105,000	110,004
3.969%, 11/1/47		96,000	111,610
3.999%, 11/1/49		122,000	140,294
3.450%, 2/1/50		165,000	177,256
2.937%, 11/1/56§		15,000	14,469
Cox Communications, Inc. 3.600%, 6/15/51§		127,000	132,087
Discovery Communications LLC 2.950%, 3/20/23		40,000	40,849
3.800%, 3/13/24		50,000	52,463
3.900%, 11/15/24		50,000	53,119
1.900%, 3/19/27	EUR	108,000	128,892
Fox Corp. 4.709%, 1/25/29		$100,000	114,310
Interpublic Group of Cos., Inc. (The)
4.650%, 10/1/28		15,000	17,177
4.750%, 3/30/30		73,000	85,302
ViacomCBS, Inc. 3.700%, 8/15/24		62,000	65,542
4.950%, 1/15/31		200,000	236,036
4.375%, 3/15/43		46,000	51,809
5.850%, 9/1/43		79,000	106,670

			6,368,238

Wireless Telecommunication Services (0.3%)
Rogers Communications, Inc. 4.100%, 10/1/23		50,000	52,090
T-Mobile USA, Inc. 3.500%, 4/15/25		200,000	212,019
3.750%, 4/15/27		501,000	542,282
3.875%, 4/15/30		1,182,000	1,290,709
3.400%, 10/15/52§		760,000	754,900
3.600%, 11/15/60§		10,000	9,814
Vodafone Group plc 4.375%, 5/30/28		200,000	224,796
5.250%, 5/30/48		61,000	78,124
4.875%, 6/19/49		86,000	108,453

			3,273,187

Total Communication Services			21,712,388

Consumer Discretionary (1.5%)
Automobiles (0.6%)
Daimler Finance North America LLC
2.550%, 8/15/22§		700,000	707,475
Ford Credit Canada Co.
(CDOR03 + 3.03%), 3.485%, 1/10/22 (k)	CAD	900,000	707,933
General Motors Co. 6.125%, 10/1/25		$318,000	365,163
5.000%, 10/1/28		42,000	48,018
Hyundai Capital America 3.950%, 2/1/22§		100,000	100,214
1.150%, 11/10/22§		700,000	701,346
2.375%, 2/10/23§		135,000	136,695
0.800%, 4/3/23§		700,000	696,439
Nissan Motor Acceptance Co. LLC
2.750%, 3/9/28§		700,000	697,853
2.450%, 9/15/28§		47,000	45,642
Nissan Motor Co. Ltd. 3.201%, 9/17/28 (m)	EUR	500,000	633,182
4.810%, 9/17/30§		$1,103,000	1,232,453

			6,072,413

Hotels, Restaurants & Leisure (0.5%)
Booking Holdings, Inc. 2.750%, 3/15/23		50,000	51,055
Choice Hotels International, Inc. 3.700%, 12/1/29		600,000	634,533
Expedia Group, Inc. 6.250%, 5/1/25§		620,000	701,817
5.000%, 2/15/26		10,000	11,088
3.250%, 2/15/30		236,000	240,804
Las Vegas Sands Corp. 3.200%, 8/8/24		100,000	101,798
3.500%, 8/18/26		600,000	611,722
Marriott International, Inc.
Series FF 4.625%, 6/15/30		25,000	28,208
Series HH 2.850%, 4/15/31		89,000	88,581
Series X 4.000%, 4/15/28		25,000	27,003

See Notes to Financial Statements.

1491

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
McDonald’s Corp. 3.350%, 4/1/23		$15,000	$15,438
1.450%, 9/1/25		55,000	55,520
3.700%, 1/30/26		75,000	81,063
2.625%, 9/1/29		179,000	184,323
2.125%, 3/1/30		55,000	54,864
3.600%, 7/1/30 (x)		104,000	114,856
4.450%, 9/1/48		136,000	167,785
Sands China Ltd. 5.125%, 8/8/25		700,000	730,394
5.400%, 8/8/28		200,000	213,202
Starbucks Corp. 2.450%, 6/15/26		50,000	51,781
3.550%, 8/15/29		100,000	109,567
2.250%, 3/12/30		211,000	210,401
2.550%, 11/15/30		700,000	712,066

			5,197,869

Household Durables (0.1%)
DR Horton, Inc. 4.375%, 9/15/22		400,000	406,186
2.600%, 10/15/25		50,000	51,646
1.300%, 10/15/26		253,000	246,452
Leggett & Platt, Inc. 3.500%, 11/15/27		25,000	26,588
Lennar Corp. 5.250%, 6/1/26		24,000	26,929
4.750%, 11/29/27		100,000	113,041
Mohawk Industries, Inc. 3.625%, 5/15/30		25,000	26,754
PulteGroup, Inc. 5.500%, 3/1/26		56,000	63,655
Whirlpool Corp. 4.000%, 3/1/24		30,000	31,751

			993,002

Internet & Direct Marketing Retail (0.1%)
Alibaba Group Holding Ltd. 3.400%, 12/6/27		200,000	211,480
Amazon.com, Inc. 2.400%, 2/22/23		100,000	101,703
0.450%, 5/12/24		25,000	24,712
3.800%, 12/5/24		50,000	53,695
5.200%, 12/3/25		100,000	113,957
1.000%, 5/12/26		50,000	49,279
3.150%, 8/22/27		50,000	54,030
1.650%, 5/12/28		270,000	268,565
1.500%, 6/3/30		85,000	82,122
2.100%, 5/12/31		50,000	50,504
2.500%, 6/3/50		225,000	214,213
eBay, Inc. 1.900%, 3/11/25		70,000	70,787
1.400%, 5/10/26		305,000	300,398

			1,595,445

Leisure Products (0.0%)
Hasbro, Inc. 3.500%, 9/15/27		15,000	16,117

Multiline Retail (0.0%)
Dollar General Corp. 4.150%, 11/1/25		75,000	81,434
4.125%, 4/3/50		24,000	27,800
Dollar Tree, Inc. 4.000%, 5/15/25		100,000	107,296
Target Corp. 3.375%, 4/15/29		100,000	110,046

			326,576

Specialty Retail (0.2%)
AutoNation, Inc. 3.500%, 11/15/24		25,000	26,244
Home Depot, Inc. (The) 2.125%, 9/15/26		65,000	66,804
0.900%, 3/15/28		65,000	61,348
2.950%, 6/15/29		149,000	158,673
1.875%, 9/15/31		85,000	83,564
4.500%, 12/6/48		63,000	81,459
2.750%, 9/15/51		27,000	26,815
Lowe’s Cos., Inc. 4.000%, 4/15/25		395,000	427,141
2.500%, 4/15/26		100,000	103,787
1.300%, 4/15/28		59,000	56,546
3.650%, 4/5/29		369,000	404,603
2.800%, 9/15/41		77,000	75,305
O’Reilly Automotive, Inc. 4.350%, 6/1/28		50,000	56,351
Ross Stores, Inc. 0.875%, 4/15/26		50,000	48,388

			1,677,028

Textiles, Apparel & Luxury Goods (0.0%)
NIKE, Inc. 2.250%, 5/1/23		36,000	36,604
Ralph Lauren Corp. 2.950%, 6/15/30		15,000	15,579
VF Corp. 2.950%, 4/23/30		200,000	207,594

			259,777

Total Consumer Discretionary			16,138,227

Consumer Staples (1.0%)
Beverages (0.5%)
Anheuser-Busch Cos. LLC 4.700%, 2/1/36		346,000	416,421
Anheuser-Busch InBev Worldwide, Inc.
4.000%, 4/13/28		505,000	561,211
4.750%, 1/23/29		250,000	291,510
3.500%, 6/1/30		474,000	516,533
3.750%, 7/15/42		67,000	72,852
4.500%, 6/1/50		600,000	737,660
Bacardi Ltd. 4.450%, 5/15/25§		500,000	541,788
Coca-Cola Co. (The) 2.900%, 5/25/27		50,000	53,229
2.125%, 9/6/29		200,000	203,225
2.000%, 3/5/31		65,000	64,686
1.000%, 3/9/41	EUR	100,000	109,780
2.875%, 5/5/41		$27,000	28,005
Constellation Brands, Inc. 4.250%, 5/1/23		25,000	26,035
Diageo Capital plc 2.375%, 10/24/29		200,000	204,133

See Notes to Financial Statements.

1492

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Keurig Dr Pepper, Inc. 4.057%, 5/25/23		$100,000	$104,068
3.200%, 5/1/30		166,000	175,595
Molson Coors Beverage Co. 3.000%, 7/15/26		100,000	104,714
PepsiCo, Inc. 2.750%, 3/1/23		62,000	63,411
2.750%, 4/30/25		75,000	78,316
3.000%, 10/15/27		100,000	107,119
2.750%, 3/19/30		200,000	211,166
Suntory Holdings Ltd. 2.550%, 6/28/22§		400,000	402,708

			5,074,165

Food & Staples Retailing (0.1%)
7-Eleven, Inc. 1.800%, 2/10/31§		700,000	663,743
Costco Wholesale Corp. 1.600%, 4/20/30		200,000	193,642
Kroger Co. (The) 2.650%, 10/15/26		50,000	51,890
4.500%, 1/15/29		25,000	28,760
Sysco Corp. 3.250%, 7/15/27		50,000	52,943
Walgreens Boots Alliance, Inc. 3.800%, 11/18/24		50,000	53,290
3.450%, 6/1/26		75,000	79,825
Walmart, Inc. 2.550%, 4/11/23		54,000	55,007
3.400%, 6/26/23		25,000	25,963
3.300%, 4/22/24		37,000	38,694
2.650%, 12/15/24		50,000	52,408
3.050%, 7/8/26		40,000	42,738
3.250%, 7/8/29 (x)		200,000	220,548
2.375%, 9/24/29		3,000	3,119
1.800%, 9/22/31		15,000	14,804
2.650%, 9/22/51		87,000	88,710

			1,666,084

Food Products (0.2%)
Archer-Daniels-Midland Co. 2.500%, 8/11/26		50,000	52,018
Bunge Ltd. Finance Corp. 4.350%, 3/15/24		50,000	53,075
2.750%, 5/14/31		25,000	25,307
Campbell Soup Co. 3.650%, 3/15/23		15,000	15,444
4.150%, 3/15/28		25,000	27,692
Conagra Brands, Inc. 3.200%, 1/25/23		15,000	15,275
4.850%, 11/1/28		225,000	259,113
Danone SA 2.589%, 11/2/23§		600,000	614,946
General Mills, Inc. 3.700%, 10/17/23		20,000	20,891
4.200%, 4/17/28		215,000	240,109
Hershey Co. (The) 3.375%, 5/15/23		25,000	25,847
Hormel Foods Corp. 1.700%, 6/3/28		70,000	69,603
J M Smucker Co. (The) 2.375%, 3/15/30		15,000	15,040
Kellogg Co. 2.650%, 12/1/23		42,000	43,160
Mondelez International, Inc. 2.750%, 4/13/30		308,000	318,723
Unilever Capital Corp. 2.900%, 5/5/27		100,000	106,211

			1,902,454

Household Products (0.0%)
Clorox Co. (The) 3.500%, 12/15/24		25,000	26,558
1.800%, 5/15/30		44,000	42,636
Colgate-Palmolive Co. 3.250%, 3/15/24		62,000	65,080
Kimberly-Clark Corp. 3.950%, 11/1/28		10,000	11,302
3.200%, 4/25/29		50,000	53,938
2.000%, 11/2/31		25,000	24,863
Procter & Gamble Co. (The) 0.550%, 10/29/25		50,000	48,702
1.200%, 10/29/30		50,000	47,335

			320,414

Personal Products (0.0%)
Estee Lauder Cos., Inc. (The) 2.000%, 12/1/24		10,000	10,239
1.950%, 3/15/31		45,000	44,445

			54,684

Tobacco (0.2%)
Altria Group, Inc. 4.400%, 2/14/26		101,000	110,883
2.625%, 9/16/26		97,000	99,818
4.800%, 2/14/29		40,000	45,101
3.125%, 6/15/31	EUR	300,000	379,367
5.800%, 2/14/39		$78,000	93,250
4.500%, 5/2/43		73,000	75,873
6.200%, 2/14/59		11,000	14,379
BAT Capital Corp. 3.222%, 8/15/24		50,000	52,023
3.215%, 9/6/26		45,000	46,856
3.557%, 8/15/27		100,000	104,825
2.259%, 3/25/28		225,000	219,042
4.906%, 4/2/30		152,000	170,527
2.726%, 3/25/31		31,000	30,053
5.282%, 4/2/50		32,000	36,305
Imperial Brands Finance plc 3.125%, 7/26/24§		500,000	516,391
Philip Morris International, Inc. 2.625%, 3/6/23		36,000	36,760
3.250%, 11/10/24		150,000	158,651
1.450%, 8/1/39	EUR	125,000	131,596
Reynolds American, Inc. 4.450%, 6/12/25		$100,000	107,971
5.850%, 8/15/45		42,000	50,819

			2,480,490

Total Consumer Staples			11,498,291

See Notes to Financial Statements.

1493

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Energy (1.8%)
Energy Equipment & Services (0.1%)
Baker Hughes Holdings LLC 3.337%, 12/15/27	$100,000	$106,656
Halliburton Co. 3.500%, 8/1/23	3,000	3,097
3.800%, 11/15/25	7,000	7,537
Odebrecht Drilling Norbe VIII/IX Ltd.
7.350%, 12/1/26 PIK (m)	197,806	106,702
7.350%, 12/1/26 PIK§	493	266
Odebrecht Offshore Drilling Finance Ltd.
6.720%, 12/1/22§	29,736	29,141
7.720%, 12/1/26 PIK§	582,193	107,187
Odebrecht Oil & Gas Finance Ltd.
(Zero Coupon), 1/31/22 (y)§	163,662	1,224
Schlumberger Finance Canada Ltd. 1.400%, 9/17/25	25,000	24,867
Schlumberger Investment SA 2.650%, 6/26/30	200,000	204,649

		591,326

Oil, Gas & Consumable Fuels (1.7%)
Boardwalk Pipelines LP 4.800%, 5/3/29	20,000	22,406
3.400%, 2/15/31	500,000	515,939
BP Capital Markets America, Inc. 3.790%, 2/6/24	30,000	31,623
3.194%, 4/6/25	40,000	42,068
3.588%, 4/14/27	100,000	107,769
4.234%, 11/6/28	200,000	225,505
3.001%, 3/17/52	100,000	97,988
3.379%, 2/8/61	20,000	20,636
BP Capital Markets plc 3.814%, 2/10/24	244,000	257,305
3.119%, 5/4/26	75,000	78,975
3.279%, 9/19/27	50,000	53,699
Cameron LNG LLC 3.302%, 1/15/35§	278,000	291,978
3.402%, 1/15/38§	95,000	97,875
Canadian Natural Resources Ltd. 2.950%, 1/15/23	50,000	50,911
Cenovus Energy, Inc. 3.750%, 2/15/52	10,000	10,046
Cheniere Corpus Christi Holdings LLC
7.000%, 6/30/24	180,000	199,152
5.875%, 3/31/25	51,000	56,164
5.125%, 6/30/27	670,000	756,497
3.700%, 11/15/29	230,000	246,262
Chevron Corp. 3.191%, 6/24/23	75,000	77,268
2.895%, 3/3/24	150,000	155,950
2.954%, 5/16/26	50,000	52,896
Chevron USA, Inc. 0.687%, 8/12/25	65,000	63,538
CNOOC Finance 2013 Ltd. 3.000%, 5/9/23	128,000	130,984
ConocoPhillips Co. 6.950%, 4/15/29	200,000	261,882
Continental Resources, Inc. 5.750%, 1/15/31§	700,000	821,596
Coterra Energy, Inc. 4.375%, 3/15/29§	100,000	111,661
Devon Energy Corp. 5.850%, 12/15/25	23,000	26,293
5.875%, 6/15/28	5,000	5,416
4.500%, 1/15/30	25,000	26,800
4.750%, 5/15/42	48,000	55,501
5.000%, 6/15/45	47,000	56,902
Diamondback Energy, Inc. 2.875%, 12/1/24	30,000	31,123
3.500%, 12/1/29	537,000	568,912
3.125%, 3/24/31	320,000	329,968
4.400%, 3/24/51	31,000	35,270
Eastern Gas Transmission & Storage, Inc.
4.800%, 11/1/43§	25,000	29,653
Ecopetrol SA 5.375%, 6/26/26	10,000	10,524
6.875%, 4/29/30	56,000	62,552
4.625%, 11/2/31	35,000	33,995
5.875%, 5/28/45	21,000	20,046
5.875%, 11/2/51	88,000	82,280
Enbridge, Inc.
(ICE LIBOR USD 3 Month + 0.50%), 0.660%, 2/18/22 (k)	600,000	600,395
3.700%, 7/15/27	50,000	54,011
Energy Transfer LP 5.875%, 1/15/24	100,000	107,875
4.050%, 3/15/25	100,000	105,963
2.900%, 5/15/25	700,000	721,977
3.750%, 5/15/30	100,000	105,824
5.000%, 5/15/50	700,000	802,248
Enterprise Products Operating LLC 3.350%, 3/15/23	64,000	65,554
3.700%, 2/15/26	100,000	107,341
2.800%, 1/31/30	30,000	31,202
EOG Resources, Inc. 4.150%, 1/15/26	27,000	29,508
4.375%, 4/15/30	200,000	230,937
Equinor ASA 1.750%, 1/22/26	55,000	55,447
3.625%, 9/10/28	100,000	110,030
Exxon Mobil Corp. 1.571%, 4/15/23	200,000	202,272
2.019%, 8/16/24	50,000	51,149
3.043%, 3/1/26	50,000	52,902
2.275%, 8/16/26	200,000	206,230
Galaxy Pipeline Assets Bidco Ltd. 2.940%, 9/30/40§	200,000	199,000
Kinder Morgan Energy Partners LP
4.250%, 9/1/24	75,000	79,866
Kinder Morgan, Inc. 5.300%, 12/1/34	72,000	86,579
Magellan Midstream Partners LP 3.250%, 6/1/30	15,000	15,771
Marathon Petroleum Corp. 5.125%, 12/15/26	100,000	113,571
3.800%, 4/1/28	15,000	16,132
5.000%, 9/15/54	65,000	76,786
Midwest Connector Capital Co. LLC
3.625%, 4/1/22§	600,000	602,999
MPLX LP 4.000%, 2/15/25	100,000	106,585

See Notes to Financial Statements.

1494

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
4.000%, 3/15/28		$200,000	$217,313
NGPL PipeCo LLC 4.875%, 8/15/27§		178,000	197,738
3.250%, 7/15/31§		164,000	166,396
Northwest Pipeline LLC 4.000%, 4/1/27		399,000	434,787
Occidental Petroleum Corp. 6.950%, 7/1/24		300,000	332,649
3.200%, 8/15/26		600,000	616,692
ONEOK, Inc. 5.850%, 1/15/26		65,000	74,512
4.350%, 3/15/29		50,000	54,868
Ovintiv Exploration, Inc. 5.625%, 7/1/24		108,000	118,279
Petroleos Mexicanos 6.875%, 10/16/25 (m)		26,000	28,405
6.700%, 2/16/32§		495,000	498,713
7.690%, 1/23/50		50,000	48,000
Series 13-2 7.190%, 9/12/24	MXN	1,203,000	56,010
Phillips 66 Partners LP 3.550%, 10/1/26		$25,000	26,637
Pioneer Natural Resources Co. 0.550%, 5/15/23		15,000	14,971
1.900%, 8/15/30		110,000	104,353
Plains All American Pipeline LP 4.500%, 12/15/26		50,000	54,853
Rio Oil Finance Trust
Series 2014-1 9.250%, 7/6/24§		153,296	165,157
Sabine Pass Liquefaction LLC 5.750%, 5/15/24		492,000	534,308
5.625%, 3/1/25		1,357,000	1,506,414
5.875%, 6/30/26		272,000	311,564
5.000%, 3/15/27		65,000	73,022
4.200%, 3/15/28		234,000	256,454
Spectra Energy Partners LP 4.750%, 3/15/24		50,000	53,304
Suncor Energy, Inc. 6.500%, 6/15/38		23,000	31,370
TotalEnergies Capital International SA
3.750%, 4/10/24		75,000	79,494
3.455%, 2/19/29		100,000	108,846
TransCanada PipeLines Ltd. 4.250%, 5/15/28		100,000	111,256
Transcontinental Gas Pipe Line Co. LLC
7.850%, 2/1/26		502,000	613,409
4.000%, 3/15/28		472,000	517,518
3.950%, 5/15/50		28,000	31,401
Valero Energy Corp. 2.850%, 4/15/25		100,000	103,791
4.000%, 4/1/29		65,000	70,619
Williams Cos., Inc. (The) 3.700%, 1/15/23		10,000	10,211
4.500%, 11/15/23		50,000	52,711
4.300%, 3/4/24		50,000	52,838
4.550%, 6/24/24		25,000	26,753
2.600%, 3/15/31		65,000	64,745
7.750%, 6/15/31		35,000	47,833
Series A 7.500%, 1/15/31		16,000	21,722

			19,041,878

Total Energy			19,633,204

Financials (9.3%)
Banks (5.3%)
Banco Espirito Santo SA 4.000%, 1/21/19 (h) (m)	EUR	900,000	148,574
Banco Santander Chile 2.700%, 1/10/25§		$500,000	510,562
Banco Santander SA 3.125%, 2/23/23		200,000	204,567
2.706%, 6/27/24		200,000	206,682
1.849%, 3/25/26		200,000	198,763
3.306%, 6/27/29		200,000	211,972
2.749%, 12/3/30		200,000	195,054
Bangkok Bank PCL
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.15%), 3.466%, 9/23/36 (k)§		700,000	698,936
Bank of America Corp. 3.300%, 1/11/23		100,000	102,715
(ICE LIBOR USD 3 Month + 1.00%), 1.124%, 4/24/23 (k)		400,000	400,954
4.125%, 1/22/24		62,000	65,819
(ICE LIBOR USD 3 Month + 0.79%), 0.970%, 3/5/24 (k)		300,000	301,291
4.000%, 4/1/24		50,000	53,203
(ICE LIBOR USD 3 Month + 0.94%), 3.864%, 7/23/24 (k)		146,000	152,076
(SOFR + 0.74%), 0.810%, 10/24/24 (k)		50,000	49,660
4.000%, 1/22/25		75,000	80,051
(ICE LIBOR USD 3 Month + 0.97%), 3.458%, 3/15/25 (k)		150,000	156,909
(SOFR + 0.91%), 0.981%, 9/25/25 (k)		50,000	49,394
(ICE LIBOR USD 3 Month + 0.87%), 2.456%, 10/22/25 (k)		729,000	748,093
(SOFR + 0.65%), 1.530%, 12/6/25 (k)		700,000	701,665
(ICE LIBOR USD 3 Month + 0.81%), 3.366%, 1/23/26 (k)		230,000	241,505
(ICE LIBOR USD 3 Month + 0.64%), 2.015%, 2/13/26 (k)		100,000	101,259
3.500%, 4/19/26		149,000	160,228
(EURIBOR 3 Month + 1.00%), 0.412%, 9/22/26 (k) (m)	EUR	600,000	694,399
(SOFR + 1.01%), 1.197%, 10/24/26 (k)		$134,000	131,374
(ICE LIBOR USD 3 Month + 1.06%), 3.559%, 4/23/27 (k)		53,000	56,625
(SOFR + 0.96%), 1.734%, 7/22/27 (k)		780,000	773,517
3.248%, 10/21/27		348,000	369,467
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)		479,000	518,623
(ICE LIBOR USD 3 Month + 1.51%), 3.705%, 4/24/28 (k)		125,000	135,552
(ICE LIBOR USD 3 Month + 1.37%), 3.593%, 7/21/28 (k)		196,000	210,944
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)		239,000	255,331
(SOFR + 1.06%), 2.087%, 6/14/29 (k)		145,000	143,967

See Notes to Financial Statements.

1495

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
(ICE LIBOR USD 3 Month + 1.31%), 4.271%, 7/23/29 (k)		$50,000	$55,776
(ICE LIBOR USD 3 Month + 1.21%), 3.974%, 2/7/30 (k)		240,000	263,780
(ICE LIBOR USD 3 Month + 1.18%), 3.194%, 7/23/30 (k)		264,000	277,876
(ICE LIBOR USD 3 Month + 1.19%), 2.884%, 10/22/30 (k)		304,000	313,143
(ICE LIBOR USD 3 Month + 0.99%), 2.496%, 2/13/31 (k)		300,000	299,986
(SOFR + 1.37%), 1.922%, 10/24/31 (k)		300,000	286,642
(SOFR + 1.32%), 2.687%, 4/22/32 (k)		250,000	253,150
(SOFR + 1.22%), 2.299%, 7/21/32 (k)		175,000	171,844
(SOFR + 1.21%), 2.572%, 10/20/32 (k)		185,000	185,551
(SOFR + 1.93%), 2.676%, 6/19/41 (k)		28,000	26,844
(SOFR + 1.58%), 3.311%, 4/22/42 (k)		180,000	189,116
Series FF
(ICE LIBOR USD 3 Month + 2.93%), 5.875%, 3/15/28 (k) (y)		100,000	111,000
Series L 3.950%, 4/21/25		244,000	261,335
Series N
(SOFR + 0.91%), 1.658%, 3/11/27 (k)		700,000	694,396
(SOFR + 1.22%), 2.651%, 3/11/32 (k)		171,000	172,855
Bank of Montreal 1.250%, 9/15/26		50,000	48,867
(SOFR + 0.60%), 0.949%, 1/22/27 (k)		50,000	48,464
Series E 3.300%, 2/5/24		50,000	52,310
Bank of Nova Scotia (The) 1.950%, 2/1/23		200,000	202,639
3.400%, 2/11/24		100,000	104,812
4.500%, 12/16/25		100,000	109,937
1.300%, 9/15/26		100,000	98,137
Banque Federative du Credit Mutuel SA
(ICE LIBOR USD 3 Month + 0.96%), 1.091%, 7/20/23 (k)§		600,000	606,173
Barclays Bank plc 7.625%, 11/21/22		220,000	232,320
Barclays plc
(ICE LIBOR USD 3 Month + 1.63%), 1.746%, 1/10/23 (k)		600,000	599,986
3.684%, 1/10/23		200,000	200,089
3.650%, 3/16/25		200,000	211,525
(SOFR + 2.71%), 2.852%, 5/7/26 (k)		200,000	205,878
3.250%, 2/12/27 (m)	GBP	500,000	714,273
(ICE LIBOR USD 3 Month + 1.90%), 4.972%, 5/16/29 (k)		$279,000	319,050
BBVA Bancomer SA 6.750%, 9/30/22§		200,000	207,437
BNP Paribas SA 3.250%, 3/3/23		45,000	46,295
(SOFR + 1.61%), 1.904%, 9/30/28 (k)§		700,000	682,679
Canadian Imperial Bank of Commerce
0.500%, 12/14/23		50,000	49,420
3.100%, 4/2/24		100,000	104,147
1.250%, 6/22/26		50,000	48,699
Citigroup, Inc. 3.375%, 3/1/23		50,000	51,420
3.875%, 10/25/23		75,000	78,772
(SOFR + 1.67%), 1.678%, 5/15/24 (k)		750,000	757,854
3.750%, 6/16/24		75,000	79,612
4.000%, 8/5/24		50,000	53,189
(SOFR + 0.69%), 0.776%, 10/30/24 (k)		100,000	99,366
4.400%, 6/10/25		125,000	135,758
3.400%, 5/1/26		100,000	107,266
(SOFR + 0.77%), 1.462%, 6/9/27 (k)		200,000	197,040
4.450%, 9/29/27		200,000	222,773
(ICE LIBOR USD 3 Month + 1.39%), 3.668%, 7/24/28 (k)		149,000	160,630
(ICE LIBOR USD 3 Month + 1.15%), 3.520%, 10/27/28 (k)		400,000	428,483
(ICE LIBOR USD 3 Month + 1.19%), 4.075%, 4/23/29 (k)		250,000	275,453
(ICE LIBOR USD 3 Month + 1.34%), 3.980%, 3/20/30 (k)		150,000	165,517
(SOFR + 1.42%), 2.976%, 11/5/30 (k)		452,000	468,922
(SOFR + 1.18%), 2.520%, 11/3/32 (k)		129,000	128,794
Citizens Financial Group, Inc. 2.850%, 7/27/26		100,000	104,163
3.250%, 4/30/30		103,000	109,273
Comerica, Inc. 4.000%, 2/1/29		50,000	56,019
Cooperatieve Rabobank UA 2.750%, 1/10/23		250,000	255,732
Credit Agricole SA 3.750%, 4/24/23§		500,000	519,168
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 9/15/22		750,000	766,817
Danske Bank A/S 5.000%, 1/12/22§		1,468,000	1,469,385
5.375%, 1/12/24 (m)		200,000	215,426
5.375%, 1/12/24§		500,000	538,565
Discover Bank 4.200%, 8/8/23		500,000	524,248
Fifth Third Bancorp 2.375%, 1/28/25		50,000	51,323
Fifth Third Bank NA 1.800%, 1/30/23		250,000	252,524
Grupo Aval Ltd. 4.750%, 9/26/22 (m)		200,000	203,287
4.375%, 2/4/30§		200,000	191,600
HSBC Holdings plc
(SOFR + 1.40%), 2.633%, 11/7/25 (k)		200,000	205,273
4.300%, 3/8/26		200,000	218,798

See Notes to Financial Statements.

1496

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
(ICE LIBOR USD 3 Month + 1.35%), 4.292%, 9/12/26 (k)		$200,000	$215,800
(SOFR + 1.10%), 2.251%, 11/22/27 (k)		200,000	200,712
(ICE LIBOR USD 3 Month + 1.53%), 4.583%, 6/19/29 (k)		226,000	253,087
(SOFR + 1.29%), 2.206%, 8/17/29 (k)		200,000	195,903
4.950%, 3/31/30		400,000	468,456
(ICE LIBOR USD 3 Month + 1.61%), 3.973%, 5/22/30 (k)		200,000	216,969
(SOFR + 1.19%), 2.804%, 5/24/32 (k)		200,000	200,588
Huntington Bancshares, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.17%), 2.487%, 8/15/36 (k)§		100,000	95,677
ING Groep NV 3.550%, 4/9/24		200,000	209,890
4.625%, 1/6/26§		250,000	277,477
JPMorgan Chase & Co. 2.972%, 1/15/23		200,000	200,965
3.200%, 1/25/23		54,000	55,451
2.700%, 5/18/23		50,000	51,161
3.875%, 2/1/24		100,000	105,789
(ICE LIBOR USD 3 Month + 0.73%), 3.559%, 4/23/24 (k)		49,000	50,656
(ICE LIBOR USD 3 Month + 0.89%), 3.797%, 7/23/24 (k)		73,000	76,026
3.875%, 9/10/24		50,000	53,139
(SOFR + 0.60%), 0.653%, 9/16/24 (k)		135,000	134,344
(SOFR + 0.42%), 0.563%, 2/16/25 (k)		30,000	29,591
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)		55,000	57,287
(SOFR + 0.58%), 0.969%, 6/23/25 (k)		50,000	49,663
3.900%, 7/15/25		168,000	181,824
(SOFR + 1.59%), 2.005%, 3/13/26 (k)		127,000	128,481
(SOFR + 1.85%), 2.083%, 4/22/26 (k)		347,000	352,282
3.200%, 6/15/26		31,000	32,947
2.950%, 10/1/26		100,000	105,248
(SOFR + 0.80%), 1.045%, 11/19/26 (k)		200,000	194,531
4.125%, 12/15/26		125,000	137,254
(ICE LIBOR USD 3 Month + 1.25%), 3.960%, 1/29/27 (k)		258,000	279,376
(SOFR + 0.77%), 1.470%, 9/22/27 (k)		40,000	39,206
(ICE LIBOR USD 3 Month + 1.34%), 3.782%, 2/1/28 (k)		1,156,000	1,251,589
(ICE LIBOR USD 3 Month + 1.38%), 3.540%, 5/1/28 (k)		75,000	80,576
(SOFR + 1.89%), 2.182%, 6/1/28 (k)		700,000	703,344
(SOFR + 1.02%), 2.069%, 6/1/29 (k)		55,000	54,553
(ICE LIBOR USD 3 Month + 1.33%), 4.452%, 12/5/29 (k)		102,000	115,490
(SOFR + 1.51%), 2.739%, 10/15/30 (k)		200,000	204,961
(SOFR + 3.79%), 4.493%, 3/24/31 (k)		56,000	64,705
(SOFR + 2.04%), 2.522%, 4/22/31 (k)		250,000	251,970
(SOFR + 2.52%), 2.956%, 5/13/31 (k)		200,000	206,254
(SOFR + 1.25%), 2.580%, 4/22/32 (k)		75,000	75,607
(SOFR + 1.18%), 2.545%, 11/8/32 (k)		65,000	65,349
(SOFR + 1.51%), 2.525%, 11/19/41 (k)		98,000	92,849
(ICE LIBOR USD 3 Month + 1.46%), 4.032%, 7/24/48 (k)		135,000	158,834
(ICE LIBOR USD 3 Month + 1.38%), 3.964%, 11/15/48 (k)		52,000	60,932
(ICE LIBOR USD 3 Month + 1.22%), 3.897%, 1/23/49 (k)		35,000	40,550
KeyBank NA
(SOFR + 0.32%), 0.433%, 6/14/24 (k)		250,000	248,036
Korea Development Bank (The) 2.125%, 10/1/24 (x)		200,000	205,560
Kreditanstalt fuer Wiederaufbau 2.125%, 1/17/23		118,000	119,965
1.625%, 2/15/23		375,000	379,515
0.250%, 4/25/23		130,000	129,416
0.250%, 10/19/23		100,000	99,107
0.500%, 9/20/24		200,000	197,506
2.500%, 11/20/24		125,000	130,333
0.625%, 1/22/26		135,000	131,591
2.875%, 4/3/28		90,000	97,976
0.750%, 9/30/30		105,000	98,007
Landwirtschaftliche Rentenbank 2.000%, 1/13/25		75,000	76,996
0.875%, 3/30/26		20,000	19,670
1.750%, 7/27/26		75,000	76,413
0.875%, 9/3/30		100,000	94,249
Series 37 2.500%, 11/15/27		50,000	52,780
Series 40 0.500%, 5/27/25		30,000	29,344
Lloyds Banking Group plc 3.900%, 3/12/24		500,000	527,323
4.500%, 11/4/24		200,000	215,210
(ASX Australia Bank Bill Short Term Rates 3 Month Mid + 1.40%), 1.458%, 3/7/25 (k)	AUD	700,000	518,357
4.000%, 3/7/25		800,000	615,507
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.50%), 3.870%, 7/9/25 (k)		$200,000	211,364
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.438%, 2/5/26 (k)		200,000	204,250
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.627%, 5/11/27 (k)		202,000	198,723

See Notes to Financial Statements.

1497

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Mitsubishi UFJ Financial Group, Inc.
2.998%, 2/22/22		$37,000	$37,126
(ICE LIBOR USD 3 Month + 0.74%), 0.913%, 3/2/23 (k)		500,000	502,296
3.761%, 7/26/23		50,000	52,139
2.801%, 7/18/24		200,000	207,444
2.193%, 2/25/25		548,000	559,589
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.640%, 10/13/27 (k)		200,000	197,022
3.741%, 3/7/29		100,000	109,628
Mizuho Financial Group, Inc.
(SOFR + 1.25%), 1.241%, 7/10/24 (k)		600,000	600,980
(SOFR + 1.36%), 2.555%, 9/13/25 (k)		325,000	333,696
(ICE LIBOR USD 3 Month + 0.83%), 2.226%, 5/25/26 (k)		600,000	608,217
3.663%, 2/28/27		200,000	216,174
4.018%, 3/5/28		500,000	552,713
NatWest Group plc 3.875%, 9/12/23		700,000	730,021
5.125%, 5/28/24		40,000	43,064
(ICE LIBOR USD 3 Month + 1.91%), 5.076%, 1/27/30 (k)		200,000	231,935
Nordea Kredit Realkreditaktieselskab
1.500%, 10/1/53	DKK	3,000,000	443,511
Norinchukin Bank (The) 2.080%, 9/22/31 (x)§		$700,000	696,445
Oesterreichische Kontrollbank AG 3.125%, 11/7/23		50,000	52,133
0.375%, 9/17/25		90,000	86,951
PNC Bank NA 4.050%, 7/26/28		250,000	279,439
PNC Financial Services Group, Inc. (The)
3.900%, 4/29/24		75,000	79,374
(SOFR + 0.98%), 2.307%, 4/23/32 (k)		65,000	65,397
Royal Bank of Canada 1.950%, 1/17/23		65,000	65,884
0.500%, 10/26/23		35,000	34,743
0.425%, 1/19/24		85,000	84,276
2.550%, 7/16/24		25,000	25,869
0.650%, 7/29/24		25,000	24,670
4.650%, 1/27/26		75,000	83,035
1.400%, 11/2/26		50,000	49,321
Santander Holdings USA, Inc. 3.400%, 1/18/23		50,000	51,151
3.450%, 6/2/25		50,000	52,412
4.500%, 7/17/25		50,000	54,060
Santander UK Group Holdings plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.532%, 8/21/26 (k)		218,000	214,231
Santander UK plc 4.000%, 3/13/24		50,000	52,966
Shinhan Bank Co. Ltd. 4.000%, 4/23/29§		500,000	551,719
Societe Generale SA 4.250%, 9/14/23§		500,000	525,133
Standard Chartered plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.991%, 1/12/25 (k)§		700,000	692,142
(SOFR + 0.93%), 0.980%, 11/23/25 (k)§		700,000	700,200
Sumitomo Mitsui Financial Group, Inc.
2.696%, 7/16/24		200,000	206,613
2.448%, 9/27/24		700,000	718,658
2.348%, 1/15/25		625,000	639,465
1.474%, 7/8/25		600,000	596,508
3.784%, 3/9/26		100,000	108,138
1.402%, 9/17/26		200,000	195,464
3.364%, 7/12/27		100,000	107,181
3.352%, 10/18/27		100,000	107,080
3.202%, 9/17/29		50,000	51,917
2.142%, 9/23/30		100,000	95,930
SVB Financial Group 1.800%, 10/28/26		100,000	99,459
Svenska Handelsbanken AB 3.900%, 11/20/23		250,000	263,722
Toronto-Dominion Bank (The) 3.250%, 3/11/24 (x)		100,000	104,770
1.150%, 6/12/25		50,000	49,591
0.750%, 1/6/26		200,000	193,805
1.250%, 9/10/26		50,000	49,051
Truist Bank 3.200%, 4/1/24		50,000	52,320
2.150%, 12/6/24		250,000	257,384
4.050%, 11/3/25		20,000	21,928
Truist Financial Corp. 3.750%, 12/6/23		25,000	26,260
2.850%, 10/26/24		25,000	26,140
UniCredit SpA 7.830%, 12/4/23§		1,000,000	1,113,241
US Bancorp 3.700%, 1/30/24		75,000	79,254
3.000%, 7/30/29		59,000	62,184
Series V 2.375%, 7/22/26		150,000	154,936
US Bank NA 2.850%, 1/23/23		250,000	255,515
Wells Fargo & Co. 3.750%, 1/24/24		50,000	52,531
(SOFR + 1.60%), 1.654%, 6/2/24 (k)		100,000	100,785
3.000%, 2/19/25		100,000	104,318
3.550%, 9/29/25		100,000	106,787
(ICE LIBOR USD 3 Month + 0.75%), 2.164%, 2/11/26 (k)		765,000	776,668
3.000%, 4/22/26		50,000	52,550
3.000%, 10/23/26		131,000	137,894
4.300%, 7/22/27		100,000	111,483
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)		99,000	106,293
4.150%, 1/24/29		200,000	223,349
(SOFR + 1.43%), 2.879%, 10/30/30 (k)		178,000	185,085
(SOFR + 1.26%), 2.572%, 2/11/31 (k)		585,000	596,348

See Notes to Financial Statements.

1498

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
(SOFR + 2.53%), 3.068%, 4/30/41 (k)	$297,000	$302,856
Series M 3.450%, 2/13/23	54,000	55,524
Westpac Banking Corp. 3.300%, 2/26/24	100,000	104,916
1.150%, 6/3/26	50,000	49,128
2.700%, 8/19/26	75,000	78,650
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.894%, 2/4/30 (k)	250,000	255,157

		58,317,095

Capital Markets (2.2%)
Affiliated Managers Group, Inc. 4.250%, 2/15/24	50,000	53,079
Ameriprise Financial, Inc. 3.000%, 4/2/25	200,000	208,985
Ares Capital Corp. 3.875%, 1/15/26	100,000	105,455
Bank of New York Mellon Corp. (The)
1.850%, 1/27/23	75,000	75,977
3.450%, 8/11/23	100,000	104,143
2.100%, 10/24/24	100,000	102,429
2.450%, 8/17/26	75,000	78,058
(ICE LIBOR USD 3 Month + 1.07%), 3.442%, 2/7/28 (k)	68,000	73,279
Series 0012 3.650%, 2/4/24	50,000	52,593
Series F
(ICE LIBOR USD 3 Month + 3.13%), 4.625%, 9/20/26 (k) (y)	120,000	125,100
Series J 1.900%, 1/25/29	50,000	49,981
BlackRock, Inc. 3.500%, 3/18/24	50,000	52,754
3.250%, 4/30/29	15,000	16,322
Brookfield Finance, Inc. 3.900%, 1/25/28	50,000	54,819
2.724%, 4/15/31	80,000	80,678
Carlyle Finance Subsidiary LLC 3.500%, 9/19/29§	600,000	639,414
Charles Schwab Corp. (The) 2.650%, 1/25/23	50,000	50,950
3.750%, 4/1/24	25,000	26,374
3.850%, 5/21/25	50,000	53,856
0.900%, 3/11/26	65,000	63,304
3.200%, 3/2/27	11,000	11,743
3.300%, 4/1/27	30,000	32,210
2.000%, 3/20/28	200,000	202,005
2.300%, 5/13/31	50,000	50,426
CME Group, Inc. 3.000%, 3/15/25	75,000	78,771
Credit Suisse AG 2.950%, 4/9/25	250,000	261,273
1.250%, 8/7/26	466,000	454,504
Credit Suisse Group AG
(ICE LIBOR USD 3 Month + 1.20%), 2.997%, 12/14/23 (k)§	600,000	609,808
(ICE LIBOR USD 3 Month + 1.24%), 4.207%, 6/12/24 (k)§	600,000	624,209
4.550%, 4/17/26	250,000	275,161
Deutsche Bank AG 3.300%, 11/16/22	700,000	714,490
3.950%, 2/27/23	400,000	412,864
0.898%, 5/28/24	150,000	148,625
(SOFR + 1.13%), 1.447%, 4/1/25 (k)	512,000	508,969
(SOFR + 2.58%), 3.961%, 11/26/25 (k)	950,000	1,005,265
1.686%, 3/19/26	448,000	446,151
(SOFR + 1.87%), 2.129%, 11/24/26 (k)	700,000	698,728
(SOFR + 1.72%), 3.035%, 5/28/32 (k)	150,000	151,173
E*TRADE Financial Corp. 3.800%, 8/24/27	111,000	120,285
4.500%, 6/20/28	25,000	28,170
FS KKR Capital Corp. 3.125%, 10/12/28	50,000	49,700
Goldman Sachs Group, Inc. (The) 4.000%, 3/3/24	92,000	97,424
(SOFR + 0.49%), 0.925%, 10/21/24 (k)	70,000	69,596
3.500%, 1/23/25	557,000	586,685
3.500%, 4/1/25	259,000	274,014
3.750%, 5/22/25	684,000	731,169
(ICE LIBOR USD 3 Month + 1.20%), 3.272%, 9/29/25 (k)	100,000	104,642
3.750%, 2/25/26	125,000	134,728
(ICE LIBOR USD 3 Month + 1.17%), 1.326%, 5/15/26 (k)	291,000	295,665
3.500%, 11/16/26	206,000	219,363
3.850%, 1/26/27	6,000	6,453
(SOFR + 0.80%), 1.431%, 3/9/27 (k)	227,000	222,317
(SOFR + 0.82%), 1.542%, 9/10/27 (k)	100,000	98,058
(SOFR + 0.91%), 1.948%, 10/21/27 (k)	110,000	109,440
(ICE LIBOR USD 3 Month + 1.75%), 1.886%, 10/28/27 (k)	600,000	629,546
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	353,000	380,716
(ICE LIBOR USD 3 Month + 1.16%), 3.814%, 4/23/29 (k)	178,000	193,198
3.800%, 3/15/30	500,000	548,929
(SOFR + 1.25%), 2.383%, 7/21/32 (k)	240,000	236,433
(SOFR + 1.26%), 2.650%, 10/21/32 (k)	141,000	141,678
Golub Capital BDC, Inc. 2.500%, 8/24/26	15,000	14,774
Intercontinental Exchange, Inc. 0.700%, 6/15/23	90,000	89,636
3.750%, 12/1/25	30,000	32,441
3.100%, 9/15/27	41,000	43,736
3.750%, 9/21/28	56,000	62,029
2.100%, 6/15/30	189,000	187,002
JAB Holdings BV 2.200%, 11/23/30§	600,000	586,763
Jefferies Group LLC 2.625%, 10/15/31	100,000	98,654

See Notes to Financial Statements.

1499

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13 (h)	$5,000,000	$15,000
Series 1 0.000%, 12/30/16 (h)	10,200,000	14,025
Moody’s Corp. 3.250%, 1/15/28	53,000	56,872
2.000%, 8/19/31	100,000	97,354
3.100%, 11/29/61	111,000	109,147
Morgan Stanley 3.125%, 1/23/23	200,000	204,889
3.750%, 2/25/23	54,000	55,794
4.100%, 5/22/23	27,000	28,124
3.700%, 10/23/24	100,000	106,514
(SOFR + 0.53%), 0.790%, 5/30/25 (k)	50,000	49,340
(SOFR + 1.15%), 2.720%, 7/22/25 (k)	15,000	15,488
4.000%, 7/23/25	146,000	158,258
3.875%, 1/27/26	65,000	70,503
3.125%, 7/27/26	625,000	661,462
(SOFR + 0.72%), 0.985%, 12/10/26 (k)	150,000	145,559
3.625%, 1/20/27	225,000	243,999
(SOFR + 0.88%), 1.593%, 5/4/27 (k)	372,000	369,090
(SOFR + 0.86%), 1.512%, 7/20/27 (k)	159,000	156,275
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	379,000	408,040
(ICE LIBOR USD 3 Month + 1.14%), 3.772%, 1/24/29 (k)	228,000	247,564
(ICE LIBOR USD 3 Month + 1.63%), 4.431%, 1/23/30 (k)	639,000	726,393
(SOFR + 1.14%), 2.699%, 1/22/31 (k)	951,000	970,005
(SOFR + 1.03%), 1.794%, 2/13/32 (k)	250,000	236,324
(SOFR + 1.18%), 2.239%, 7/21/32 (k)	83,000	80,931
(SOFR + 1.20%), 2.511%, 10/20/32 (k)	90,000	89,933
(SOFR + 1.36%), 2.484%, 9/16/36 (k)	150,000	144,654
(SOFR + 1.49%), 3.217%, 4/22/42 (k)	20,000	20,937
Series F 3.875%, 4/29/24	75,000	79,563
Nasdaq, Inc. 3.850%, 6/30/26	100,000	108,896
Nomura Holdings, Inc. 2.648%, 1/16/25	800,000	822,697
Northern Trust Corp. 3.150%, 5/3/29	25,000	26,964
Owl Rock Capital Corp. 3.400%, 7/15/26	50,000	50,727
2.875%, 6/11/28	725,000	708,325
Prospect Capital Corp. 3.437%, 10/15/28	25,000	23,989
S&P Global, Inc. 1.250%, 8/15/30	25,000	23,307
State Street Corp. 2.400%, 1/24/30	37,000	38,012
Series H
(ICE LIBOR USD 3 Month + 2.54%), 5.625%, 12/15/23 (k) (y)	335,000	347,981
Stifel Financial Corp. 4.000%, 5/15/30	700,000	769,768
UBS AG 7.625%, 8/17/22	400,000	416,500
UBS Group AG
(USD Swap Semi 5 Year + 4.34%), 7.000%, 1/31/24 (k) (y)§	200,000	215,000

		24,261,372

Consumer Finance (1.0%)
AerCap Ireland Capital DAC 4.125%, 7/3/23	150,000	155,679
1.650%, 10/29/24	150,000	149,714
6.500%, 7/15/25	250,000	285,610
4.450%, 4/3/26	196,000	212,259
2.450%, 10/29/26	150,000	150,681
Ally Financial, Inc. 5.800%, 5/1/25	200,000	225,794
2.200%, 11/2/28	700,000	695,593
American Express Co. 3.400%, 2/27/23	25,000	25,729
3.700%, 8/3/23	150,000	156,466
3.000%, 10/30/24	25,000	26,189
3.300%, 5/3/27§	265,000	284,283
American Honda Finance Corp. 0.650%, 9/8/23	40,000	39,813
3.550%, 1/12/24	25,000	26,233
0.750%, 8/9/24	65,000	64,193
2.150%, 9/10/24	100,000	102,402
2.000%, 3/24/28	10,000	10,079
Avolon Holdings Funding Ltd. 3.950%, 7/1/24§	400,000	418,380
Capital One Financial Corp. 3.900%, 1/29/24	181,000	190,882
3.300%, 10/30/24	100,000	105,185
4.200%, 10/29/25	250,000	271,130
(SOFR + 0.86%), 1.878%, 11/2/27 (k)	50,000	49,771
3.800%, 1/31/28	200,000	217,522
Caterpillar Financial Services Corp. 3.650%, 12/7/23	50,000	52,519
2.850%, 5/17/24	25,000	25,998
2.150%, 11/8/24	50,000	51,231
0.800%, 11/13/25	60,000	58,768
0.900%, 3/2/26	100,000	97,517
1.100%, 9/14/27	50,000	48,171
Discover Financial Services 3.950%, 11/6/24	75,000	79,813
4.500%, 1/30/26	44,000	48,151
4.100%, 2/9/27	40,000	43,499
Ford Motor Credit Co. LLC
(ICE LIBOR USD 3 Month + 1.08%), 1.221%, 8/3/22 (k)	600,000	601,061
3.087%, 1/9/23	800,000	813,524
5.125%, 6/16/25	700,000	761,250
General Motors Financial Co., Inc. 3.550%, 7/8/22	500,000	507,252
3.700%, 5/9/23	375,000	386,083
1.700%, 8/18/23	58,000	58,452

See Notes to Financial Statements.

1500

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
5.100%, 1/17/24		$24,000	$25,718
1.200%, 10/15/24		25,000	24,792
3.500%, 11/7/24		50,000	52,482
4.000%, 1/15/25		75,000	79,610
4.350%, 4/9/25		108,000	116,199
2.750%, 6/20/25		216,000	222,854
5.250%, 3/1/26		50,000	56,124
4.350%, 1/17/27		200,000	219,646
2.400%, 10/15/28		100,000	99,415
3.600%, 6/21/30		50,000	53,344
2.700%, 6/10/31		47,000	46,775
John Deere Capital Corp. 2.700%, 1/6/23		250,000	255,250
0.450%, 6/7/24		35,000	34,526
2.650%, 6/24/24		25,000	25,907
0.625%, 9/10/24 (x)		30,000	29,595
0.700%, 1/15/26		43,000	41,687
1.050%, 6/17/26		50,000	48,975
LeasePlan Corp. NV 2.875%, 10/24/24§		600,000	619,110
PACCAR Financial Corp. 0.800%, 6/8/23		30,000	29,965
0.350%, 8/11/23		25,000	24,769
Synchrony Financial 4.375%, 3/19/24		10,000	10,583
4.250%, 8/15/24		37,000	39,198
4.500%, 7/23/25		4,000	4,324
3.700%, 8/4/26		107,000	113,258
Toyota Motor Credit Corp. 0.400%, 4/6/23		55,000	54,765
0.500%, 8/14/23		40,000	39,764
0.800%, 10/16/25		50,000	48,707
1.125%, 6/18/26		35,000	34,499
3.200%, 1/11/27		100,000	106,985
1.900%, 4/6/28		100,000	100,128
2.150%, 2/13/30		89,000	89,276
3.375%, 4/1/30		200,000	218,491
1.650%, 1/10/31		71,000	68,456

			10,532,053

Diversified Financial Services (0.2%)
Berkshire Hathaway, Inc. 3.000%, 2/11/23 (x)		75,000	76,853
3.125%, 3/15/26		35,000	37,424
Blackstone Private Credit Fund 2.625%, 12/15/26§		50,000	48,716
Block Financial LLC 2.500%, 7/15/28		10,000	10,021
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Class A
Series 2012-1 A 5.125%, 11/30/22§		31,351	31,348
National Rural Utilities Cooperative Finance Corp.
2.850%, 1/27/25		100,000	104,417
1.000%, 6/15/26		50,000	48,679
NTT Finance Corp. 1.162%, 4/3/26§		800,000	784,110
ORIX Corp. 2.250%, 3/9/31		20,000	19,970
Shell International Finance BV 2.875%, 5/10/26		50,000	52,975
2.500%, 9/12/26		50,000	52,260
2.375%, 11/7/29		499,000	509,006
2.750%, 4/6/30		200,000	208,812
Voya Financial, Inc. 3.650%, 6/15/26		50,000	53,899

			2,038,490

Insurance (0.4%)
Aflac, Inc. 3.625%, 11/15/24		125,000	133,361
American Financial Group, Inc. 3.500%, 8/15/26		15,000	16,041
American International Group, Inc. 2.500%, 6/30/25		50,000	51,517
4.200%, 4/1/28		25,000	27,997
4.250%, 3/15/29		25,000	28,413
3.400%, 6/30/30		71,000	76,701
4.500%, 7/16/44		72,000	88,464
4.750%, 4/1/48		86,000	110,010
4.375%, 6/30/50		44,000	53,860
Aon Corp. 4.500%, 12/15/28		94,000	107,346
3.750%, 5/2/29		215,000	235,719
2.800%, 5/15/30		128,000	131,389
2.050%, 8/23/31		100,000	97,021
Aon plc 4.600%, 6/14/44		5,000	6,108
Assurant, Inc. 2.650%, 1/15/32		50,000	49,005
Berkshire Hathaway Finance Corp.
1.450%, 10/15/30		40,000	38,242
Brighthouse Financial, Inc. 3.700%, 6/22/27 (x)		50,000	53,760
Chubb INA Holdings, Inc. 3.350%, 5/3/26		75,000	80,539
CNA Financial Corp. 2.050%, 8/15/30		20,000	19,422
Fairfax Financial Holdings Ltd. 4.625%, 4/29/30		25,000	28,016
GA Global Funding Trust 1.250%, 12/8/23§		700,000	699,683
Globe Life, Inc. 2.150%, 8/15/30		50,000	49,247
Hanover Insurance Group, Inc. (The)
4.500%, 4/15/26		50,000	54,949
Hartford Financial Services Group, Inc. (The)
2.800%, 8/19/29		29,000	30,194
5.950%, 10/15/36		21,000	28,478
Kemper Corp. 2.400%, 9/30/30		25,000	24,365
Lincoln National Corp. 4.000%, 9/1/23		15,000	15,724
Loews Corp. 3.750%, 4/1/26		50,000	54,187
Markel Corp. 3.500%, 11/1/27		25,000	26,878
Marsh & McLennan Cos., Inc. 3.875%, 3/15/24		50,000	52,914
4.375%, 3/15/29		10,000	11,434
1.979%, 3/21/30	EUR	100,000	124,288
2.250%, 11/15/30		$146,000	145,295
MetLife, Inc. 4.550%, 3/23/30		200,000	236,299

See Notes to Financial Statements.

1501

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Principal Financial Group, Inc. 3.700%, 5/15/29		$10,000	$11,047
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 2.38%), 4.500%, 9/15/47 (k)		70,000	72,893
Reinsurance Group of America, Inc.
3.900%, 5/15/29		10,000	10,962
3.150%, 6/15/30		20,000	20,922
RenaissanceRe Holdings Ltd. 3.600%, 4/15/29		50,000	54,509
RGA Global Funding 2.000%, 11/30/26§		700,000	701,652
Sitka Holdings LLC
(ICE LIBOR USD 3 Month + 4.50%, 5.25% Floor), 5.250%, 7/6/26 (k)§		800,000	816,000
Trinity Acquisition plc 4.400%, 3/15/26		50,000	54,872
Willis North America, Inc. 3.600%, 5/15/24		22,000	23,019

			4,752,742

Thrifts & Mortgage Finance (0.2%)
BPCE SA 4.000%, 9/12/23§		600,000	627,402
2.700%, 10/1/29§		250,000	256,290
Jyske Realkredit A/S
Series CCE 1.500%, 10/1/53	DKK	200,000	29,534
Nationwide Building Society
(ICE LIBOR USD 3 Month + 1.06%), 3.766%, 3/8/24 (k)§		$600,000	617,627
Realkredit Danmark A/S
Series 23S 1.500%, 10/1/53 (m)	DKK	1,600,000	239,495

			1,770,348

Total Financials			101,672,100

Health Care (2.0%)
Biotechnology (0.5%)
AbbVie, Inc. 2.600%, 11/21/24		$641,000	661,433
3.800%, 3/15/25		527,000	563,181
3.600%, 5/14/25		175,000	185,812
3.200%, 5/14/26		137,000	144,812
2.950%, 11/21/26		500,000	526,094
3.200%, 11/21/29		270,000	289,111
4.550%, 3/15/35		23,000	27,633
4.500%, 5/14/35		34,000	40,658
4.300%, 5/14/36		142,000	167,012
4.050%, 11/21/39		24,000	27,523
4.450%, 5/14/46		143,000	172,425
Amgen, Inc. 3.625%, 5/22/24		50,000	52,593
2.450%, 2/21/30		228,000	230,142
4.400%, 5/1/45		223,000	267,805
Baxalta, Inc. 4.000%, 6/23/25		38,000	40,960
Biogen, Inc. 2.250%, 5/1/30		457,000	450,656
3.150%, 5/1/50		80,000	77,743
Gilead Sciences, Inc. 0.750%, 9/29/23		33,000	32,906
3.650%, 3/1/26		125,000	134,705
1.650%, 10/1/30		220,000	210,623
4.750%, 3/1/46		145,000	183,092
4.150%, 3/1/47		106,000	124,600
Regeneron Pharmaceuticals, Inc.
1.750%, 9/15/30		900,000	849,687

			5,461,206

Health Care Equipment & Supplies (0.1%)
Abbott Laboratories 3.400%, 11/30/23		35,000	36,542
2.950%, 3/15/25		100,000	104,824
3.750%, 11/30/26		28,000	31,029
Baxter International, Inc. 1.915%, 2/1/27§		167,000	167,710
Becton Dickinson and Co. 3.700%, 6/6/27		33,000	35,815
2.823%, 5/20/30		35,000	36,093
Boston Scientific Corp. 3.450%, 3/1/24		25,000	26,162
3.750%, 3/1/26		100,000	107,515
4.000%, 3/1/29		35,000	38,812
2.650%, 6/1/30		104,000	105,658
DH Europe Finance II Sarl 1.800%, 9/18/49	EUR	100,000	119,743
Medtronic Global Holdings SCA 1.375%, 10/15/40		100,000	113,568
Medtronic, Inc. 3.500%, 3/15/25		$31,000	32,999
Stryker Corp. 3.500%, 3/15/26		50,000	53,569
1.950%, 6/15/30		200,000	195,135

			1,205,174

Health Care Providers & Services (0.8%)
Aetna, Inc. 2.800%, 6/15/23		100,000	102,007
6.625%, 6/15/36		31,000	43,924
4.500%, 5/15/42		11,000	13,102
AmerisourceBergen Corp. 3.450%, 12/15/27		50,000	53,516
Anthem, Inc. 3.650%, 12/1/27		364,000	396,431
2.550%, 3/15/31		700,000	714,192
3.600%, 3/15/51		71,000	78,661
Cardinal Health, Inc. 3.500%, 11/15/24		50,000	52,749
3.410%, 6/15/27		75,000	80,478
Centene Corp. 2.450%, 7/15/28		69,000	68,310
3.000%, 10/15/30		198,000	200,964
Cigna Corp. 3.750%, 7/15/23		19,000	19,766
3.400%, 3/1/27		229,000	245,998
4.375%, 10/15/28		1,380,000	1,568,485
CVS Health Corp. 3.375%, 8/12/24		75,000	78,852
3.875%, 7/20/25		80,000	86,449
1.300%, 8/21/27		65,000	63,001
4.300%, 3/25/28		55,000	61,745

See Notes to Financial Statements.

1502

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
3.250%, 8/15/29		$484,000	$516,272
3.750%, 4/1/30		355,000	389,942
2.125%, 9/15/31		800,000	779,635
5.125%, 7/20/45		109,000	141,674
5.050%, 3/25/48		22,000	28,818
HCA, Inc. 4.750%, 5/1/23		433,000	452,762
5.000%, 3/15/24		316,000	339,769
5.250%, 4/15/25		1,060,000	1,172,670
5.250%, 6/15/26		25,000	28,117
4.500%, 2/15/27		20,000	22,033
4.125%, 6/15/29		20,000	22,044
2.375%, 7/15/31		100,000	98,269
5.250%, 6/15/49		55,000	70,771
Humana, Inc. 3.850%, 10/1/24		50,000	53,031
1.350%, 2/3/27		25,000	24,164
4.875%, 4/1/30		118,000	138,994
Laboratory Corp. of America Holdings 3.600%, 2/1/25		200,000	211,209
McKesson Corp. 1.300%, 8/15/26		40,000	38,960
Quest Diagnostics, Inc. 3.450%, 6/1/26		30,000	31,940
SSM Health Care Corp.
Series 2018 3.688%, 6/1/23		10,000	10,313
UnitedHealth Group, Inc. 2.875%, 3/15/23		27,000	27,668
2.375%, 8/15/24		70,000	72,158
3.750%, 7/15/25		75,000	81,272
1.150%, 5/15/26		100,000	98,138
3.450%, 1/15/27		50,000	54,097
2.950%, 10/15/27		100,000	105,735
2.750%, 5/15/40		26,000	26,264
4.625%, 11/15/41		113,000	142,982
4.750%, 7/15/45		96,000	126,840
3.700%, 8/15/49		37,000	42,874
3.250%, 5/15/51		21,000	22,765

			9,300,810

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc. 3.050%, 9/22/26		159,000	167,818
2.750%, 9/15/29		169,000	173,713
2.100%, 6/4/30		36,000	35,264
PerkinElmer, Inc. 3.300%, 9/15/29		15,000	15,897
2.250%, 9/15/31		35,000	33,991
Thermo Fisher Scientific, Inc. 0.797%, 10/18/23		80,000	79,709
1.215%, 10/18/24		75,000	74,873
1.750%, 10/15/28		35,000	34,698
1.875%, 10/1/49	EUR	100,000	116,543

			732,506

Pharmaceuticals (0.5%)
AstraZeneca plc 3.125%, 6/12/27		$75,000	80,218
1.375%, 8/6/30		431,000	406,949
Bayer US Finance II LLC 3.875%, 12/15/23§		600,000	627,437
4.250%, 12/15/25§		600,000	650,002
Bristol-Myers Squibb Co. 2.750%, 2/15/23		50,000	50,969
2.900%, 7/26/24		99,000	103,005
3.875%, 8/15/25		48,000	52,242
3.200%, 6/15/26		25,000	26,803
3.900%, 2/20/28		50,000	55,661
3.400%, 7/26/29		200,000	218,716
Eli Lilly and Co. 3.375%, 3/15/29		13,000	14,230
GlaxoSmithKline Capital plc 3.000%, 6/1/24		70,000	73,056
GlaxoSmithKline Capital, Inc. 2.800%, 3/18/23		36,000	36,874
Johnson & Johnson 0.550%, 9/1/25		100,000	97,263
2.450%, 3/1/26		125,000	130,422
3.700%, 3/1/46		21,000	24,597
Merck & Co., Inc. 2.800%, 5/18/23		62,000	63,808
2.900%, 3/7/24		100,000	103,993
2.750%, 2/10/25		50,000	51,986
3.400%, 3/7/29		100,000	109,463
2.450%, 6/24/50		15,000	14,173
2.750%, 12/10/51		36,000	35,532
Novartis Capital Corp. 3.400%, 5/6/24		50,000	52,718
Pfizer, Inc. 3.400%, 5/15/24		50,000	52,667
2.750%, 6/3/26		50,000	52,966
3.600%, 9/15/28		25,000	27,779
3.450%, 3/15/29		12,000	13,238
2.625%, 4/1/30		82,000	85,844
1.700%, 5/28/30		504,000	492,435
Royalty Pharma plc 1.200%, 9/2/25		70,000	68,425
Sanofi 3.625%, 6/19/28		25,000	28,148
Shire Acquisitions Investments Ireland DAC 3.200%, 9/23/26		50,000	53,064
Takeda Pharmaceutical Co. Ltd. 4.400%, 11/26/23		50,000	52,829
5.000%, 11/26/28		200,000	235,133
2.050%, 3/31/30		400,000	390,004
2.000%, 7/9/40	EUR	125,000	153,238
Teva Pharmaceutical Finance Netherlands III BV 6.000%, 4/15/24		$600,000	629,130
Utah Acquisition Sub, Inc. 3.950%, 6/15/26		50,000	53,871
Viatris, Inc. 2.700%, 6/22/30		200,000	198,829
Zoetis, Inc. 3.000%, 9/12/27		50,000	52,814
2.000%, 5/15/30		50,000	49,210

			5,769,741

Total Health Care			22,469,437

See Notes to Financial Statements.

1503

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Industrials (2.3%)
Aerospace & Defense (0.9%)
BAE Systems Holdings, Inc. 3.850%, 12/15/25§		$151,000	$162,017
BAE Systems plc 3.400%, 4/15/30§		264,000	280,328
Boeing Co. (The) 1.950%, 2/1/24		600,000	606,884
1.433%, 2/4/24		700,000	698,796
4.875%, 5/1/25		155,000	169,644
2.750%, 2/1/26		800,000	823,282
2.196%, 2/4/26		400,000	399,189
2.250%, 6/15/26		59,000	59,052
2.700%, 2/1/27		75,000	76,253
5.040%, 5/1/27		100,000	112,954
3.450%, 11/1/28		25,000	26,193
5.150%, 5/1/30		100,000	116,658
Embraer Netherlands Finance BV 5.400%, 2/1/27		3,000	3,126
Embraer Overseas Ltd. 5.696%, 9/16/23 (m)		10,000	10,452
General Dynamics Corp. 1.150%, 6/1/26		17,000	16,755
3.625%, 4/1/30		426,000	473,732
Huntington Ingalls Industries, Inc. 3.844%, 5/1/25		100,000	105,830
2.043%, 8/16/28§		700,000	680,428
4.200%, 5/1/30		142,000	158,146
L3Harris Technologies, Inc. 4.400%, 6/15/28		520,000	583,816
1.800%, 1/15/31		468,000	445,028
Leidos, Inc. 4.375%, 5/15/30		616,000	686,079
Lockheed Martin Corp. 3.550%, 1/15/26		50,000	54,212
4.070%, 12/15/42		139,000	163,099
2.800%, 6/15/50 (x)		61,000	61,306
4.090%, 9/15/52		29,000	35,353
Northrop Grumman Corp. 3.250%, 8/1/23		75,000	77,631
2.930%, 1/15/25		100,000	104,230
3.250%, 1/15/28		338,000	360,617
4.030%, 10/15/47		128,000	150,889
5.250%, 5/1/50		28,000	39,076
Raytheon Technologies Corp. 3.200%, 3/15/24		75,000	77,989
3.150%, 12/15/24		50,000	52,489
3.500%, 3/15/27		151,000	162,668
3.125%, 5/4/27		100,000	105,273
7.200%, 8/15/27		27,000	34,128
7.000%, 11/1/28		143,000	183,367
4.125%, 11/16/28		311,000	347,516
2.150%, 5/18/30	EUR	100,000	124,989
2.250%, 7/1/30		$38,000	37,802
4.500%, 6/1/42		23,000	28,444
4.200%, 12/15/44		32,000	35,846
2.820%, 9/1/51		150,000	143,933
3.030%, 3/15/52		111,000	111,565
Spirit AeroSystems, Inc. 4.600%, 6/15/28 (x)		500,000	497,500
Textron, Inc. 3.875%, 3/1/25		500,000	532,817
4.000%, 3/15/26		25,000	27,039
3.900%, 9/17/29		164,000	179,080

			10,423,500

Air Freight & Logistics (0.1%)
FedEx Corp. 4.200%, 10/17/28		100,000	112,516
4.250%, 5/15/30		174,000	197,221
2.400%, 5/15/31		288,000	288,393
3.900%, 2/1/35		51,000	56,645
4.100%, 2/1/45		26,000	28,876
United Parcel Service, Inc. 2.500%, 4/1/23		25,000	25,475
2.400%, 11/15/26		50,000	51,817
3.400%, 3/15/29		159,000	173,635
2.500%, 9/1/29		35,000	36,210
4.450%, 4/1/30		24,000	28,210
5.200%, 4/1/40		20,000	26,849
4.875%, 11/15/40		31,000	40,353

			1,066,200

Airlines (0.1%)
American Airlines Pass-Through Trust, Class A
Series 2021-1 A 2.875%, 7/11/34		800,000	773,593
Southwest Airlines Co. 4.750%, 5/4/23		25,000	26,201
5.250%, 5/4/25		75,000	83,338
5.125%, 6/15/27		50,000	57,067

			940,199

Building Products (0.1%)
Carlisle Cos., Inc. 0.550%, 9/1/23		10,000	9,913
Carrier Global Corp. 2.242%, 2/15/25		238,000	243,369
2.722%, 2/15/30		250,000	254,874
Fortune Brands Home & Security, Inc. 3.250%, 9/15/29		50,000	52,924
Johnson Controls International plc 2.000%, 9/16/31		30,000	28,845
5.125%, 9/14/45		3,000	3,997
Masco Corp. 1.500%, 2/15/28		700,000	676,373
2.000%, 10/1/30		25,000	23,989
Owens Corning 3.950%, 8/15/29		100,000	109,219
3.875%, 6/1/30		20,000	21,760

			1,425,263

Commercial Services & Supplies (0.2%)
Cintas Corp. No. 2 3.700%, 4/1/27		100,000	109,142
RELX Capital, Inc. 4.000%, 3/18/29		158,000	174,874
3.000%, 5/22/30		262,000	274,581
Republic Services, Inc. 2.500%, 8/15/24		100,000	102,934
3.375%, 11/15/27		53,000	56,625
2.300%, 3/1/30		52,000	52,065
2.375%, 3/15/33		5,000	4,969

See Notes to Financial Statements.

1504

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Rockefeller Foundation (The)
Series 2020 2.492%, 10/1/50	$600,000	$604,614
Waste Management, Inc. 3.150%, 11/15/27	50,000	53,374
1.150%, 3/15/28	195,000	184,899
2.000%, 6/1/29	36,000	35,867
2.950%, 6/1/41	42,000	43,181

		1,697,125

Construction & Engineering (0.0%)
Quanta Services, Inc. 0.950%, 10/1/24	10,000	9,840

Electrical Equipment (0.0%)
Emerson Electric Co. 1.800%, 10/15/27	25,000	24,921
Rockwell Automation, Inc. 2.875%, 3/1/25	75,000	78,277

		103,198

Industrial Conglomerates (0.0%)
3M Co. 1.750%, 2/14/23	50,000	50,515
3.250%, 2/14/24	25,000	26,118
2.875%, 10/15/27	75,000	79,804
Honeywell International, Inc. 2.300%, 8/15/24	100,000	102,842
1.350%, 6/1/25	15,000	15,005
Roper Technologies, Inc. 3.800%, 12/15/26	30,000	32,661
2.950%, 9/15/29	51,000	52,591
2.000%, 6/30/30	42,000	40,306
1.750%, 2/15/31	200,000	187,270

		587,112

Machinery (0.3%)
Caterpillar, Inc. 3.400%, 5/15/24	35,000	36,770
CNH Industrial Capital LLC 1.950%, 7/2/23	30,000	30,367
4.200%, 1/15/24	290,000	305,619
1.875%, 1/15/26	25,000	25,016
Cummins, Inc. 0.750%, 9/1/25	10,000	9,787
Daimler Trucks Finance North America LLC
(SOFR + 0.50%), 0.549%, 6/14/23 (k)§	800,000	800,000
2.000%, 12/14/26§	700,000	703,456
Dover Corp. 3.150%, 11/15/25	50,000	52,848
Illinois Tool Works, Inc. 2.650%, 11/15/26	50,000	52,304
Otis Worldwide Corp. 2.565%, 2/15/30	102,000	103,434
Parker-Hannifin Corp. 3.250%, 3/1/27 (x)	100,000	106,647
3.250%, 6/14/29	104,000	109,824
Westinghouse Air Brake Technologies Corp. 3.200%, 6/15/25	600,000	624,780

		2,960,852

Professional Services (0.0%)
IHS Markit Ltd. 4.750%, 8/1/28	330,000	381,356
Thomson Reuters Corp. 3.350%, 5/15/26	30,000	31,848
Verisk Analytics, Inc. 4.125%, 3/15/29	25,000	27,888

		441,092

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC 3.400%, 9/1/24	50,000	52,632
4.450%, 3/15/43	102,000	125,426
3.300%, 9/15/51	125,000	135,817
2.875%, 6/15/52	39,000	39,007
Canadian Pacific Railway Co. 2.050%, 3/5/30	109,000	107,115
CSX Corp. 2.400%, 2/15/30	52,000	52,722
4.100%, 3/15/44	42,000	48,756
4.300%, 3/1/48	80,000	96,997
4.650%, 3/1/68	22,000	28,576
Norfolk Southern Corp. 2.900%, 6/15/26	177,000	185,852
3.800%, 8/1/28	25,000	27,587
2.300%, 5/15/31	25,000	25,086
3.050%, 5/15/50	99,000	99,853
4.050%, 8/15/52	44,000	52,491
Penske Truck Leasing Co. LP 4.875%, 7/11/22§	450,000	458,935
Ryder System, Inc. 2.500%, 9/1/22	20,000	20,215
3.650%, 3/18/24	25,000	26,290
2.500%, 9/1/24	116,000	119,155
4.625%, 6/1/25	423,000	463,500
Union Pacific Corp. 2.750%, 4/15/23	62,000	63,153
3.250%, 8/15/25	100,000	106,031
2.750%, 3/1/26	152,000	159,172
2.375%, 5/20/31	10,000	10,162
3.200%, 5/20/41	43,000	45,716
2.950%, 3/10/52	13,000	13,118
3.950%, 8/15/59	22,000	26,084
3.839%, 3/20/60	146,000	170,467
3.750%, 2/5/70	24,000	27,253

		2,787,168

Trading Companies & Distributors (0.2%)
Air Lease Corp. 3.000%, 9/15/23	50,000	51,352
0.700%, 2/15/24	50,000	49,174
3.750%, 6/1/26	100,000	106,253
1.875%, 8/17/26	174,000	170,863
3.000%, 2/1/30	50,000	50,320
Aircastle Ltd. 5.000%, 4/1/23	10,000	10,442
4.125%, 5/1/24	10,000	10,456
Aviation Capital Group LLC 3.500%, 11/1/27§	700,000	720,890
GATX Corp. 3.250%, 9/15/26	50,000	52,564

See Notes to Financial Statements.

1505

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Mitsubishi Corp. 2.625%, 7/14/22 (m)		$500,000	$504,711
United Rentals North America, Inc. 3.875%, 11/15/27		120,000	124,087

			1,851,112

Transportation Infrastructure (0.1%)
Transurban Finance Co. Pty. Ltd. 2.450%, 3/16/31§		800,000	796,195

Total Industrials			25,088,856

Information Technology (2.6%)
Communications Equipment (0.1%)
Cisco Systems, Inc. 2.500%, 9/20/26		50,000	52,368
Juniper Networks, Inc. 3.750%, 8/15/29		55,000	59,781
2.000%, 12/10/30		11,000	10,411
Motorola Solutions, Inc. 4.600%, 2/23/28		50,000	56,394
4.600%, 5/23/29		377,000	429,439
2.750%, 5/24/31		236,000	236,128
5.500%, 9/1/44		96,000	124,545

			969,066

Electronic Equipment, Instruments & Components (0.1%)
Allegion US Holding Co., Inc. 3.550%, 10/1/27		50,000	52,842
Amphenol Corp. 2.200%, 9/15/31		60,000	58,620
Arrow Electronics, Inc. 3.500%, 4/1/22		500,000	500,826
3.250%, 9/8/24		50,000	52,184
CDW LLC 2.670%, 12/1/26		70,000	71,695
Corning, Inc. 4.375%, 11/15/57		27,000	31,684
5.850%, 11/15/68		30,000	44,664
Jabil, Inc. 3.950%, 1/12/28		100,000	109,508
Keysight Technologies, Inc. 4.600%, 4/6/27		75,000	83,910
Tyco Electronics Group SA 3.450%, 8/1/24		20,000	20,861

			1,026,794

IT Services (0.6%)
Automatic Data Processing, Inc. 1.700%, 5/15/28		20,000	19,798
Broadridge Financial Solutions, Inc. 2.600%, 5/1/31		100,000	100,499
CGI, Inc. 1.450%, 9/14/26§		700,000	683,811
DXC Technology Co. 1.800%, 9/15/26		50,000	49,124
Fidelity National Information Services, Inc. 0.600%, 3/1/24		15,000	14,777
1.500%, 5/21/27	EUR	190,000	225,883
1.000%, 12/3/28		250,000	288,868
2.250%, 3/1/31		$50,000	48,909
Fiserv, Inc. 3.800%, 10/1/23		25,000	26,139
2.750%, 7/1/24		100,000	103,098
3.500%, 7/1/29		763,000	819,657
2.650%, 6/1/30		24,000	24,255
Global Payments, Inc. 4.000%, 6/1/23		50,000	51,961
4.800%, 4/1/26		236,000	261,772
2.150%, 1/15/27		113,000	112,847
3.200%, 8/15/29		606,000	629,897
International Business Machines Corp. 3.000%, 5/15/24		100,000	104,337
3.450%, 2/19/26		100,000	106,909
3.300%, 5/15/26		173,000	184,607
3.500%, 5/15/29		464,000	503,087
1.950%, 5/15/30		304,000	296,447
5.875%, 11/29/32		60,000	79,031
4.250%, 5/15/49		200,000	240,387
Mastercard, Inc. 2.000%, 3/3/25		50,000	51,202
2.950%, 11/21/26		50,000	53,177
2.950%, 6/1/29		36,000	38,512
2.000%, 11/18/31		100,000	99,421
PayPal Holdings, Inc. 2.400%, 10/1/24		27,000	27,919
2.650%, 10/1/26		680,000	713,281
Visa, Inc. 3.150%, 12/14/25		100,000	106,591
0.750%, 8/15/27		45,000	43,053
2.050%, 4/15/30		65,000	65,714
4.150%, 12/14/35		88,000	105,292
Western Union Co. (The) 4.250%, 6/9/23		25,000	25,999

			6,306,261

Semiconductors & Semiconductor Equipment (0.9%)
Analog Devices, Inc. 2.950%, 4/1/25		200,000	209,683
Applied Materials, Inc. 1.750%, 6/1/30		30,000	29,403
4.350%, 4/1/47		55,000	70,540
Broadcom Corp. 3.875%, 1/15/27		275,000	298,165
Broadcom, Inc. 4.700%, 4/15/25		250,000	273,737
3.150%, 11/15/25		40,000	41,900
4.250%, 4/15/26		100,000	109,394
3.459%, 9/15/26		26,000	27,663
4.110%, 9/15/28		518,000	568,085
4.750%, 4/15/29		329,000	374,361
5.000%, 4/15/30		134,000	156,070
4.150%, 11/15/30		332,000	367,487
2.450%, 2/15/31§		787,000	768,285
4.300%, 11/15/32		61,000	68,588
3.419%, 4/15/33§		26,000	27,146
3.469%, 4/15/34§		758,000	789,300
3.137%, 11/15/35§		309,000	312,679
3.187%, 11/15/36§		500,000	500,551
Intel Corp. 3.700%, 7/29/25		100,000	108,255
2.450%, 11/15/29		20,000	20,599
4.100%, 5/19/46		70,000	82,740

See Notes to Financial Statements.

1506

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
3.250%, 11/15/49	$124,000	$130,934
3.200%, 8/12/61	62,000	64,070
KLA Corp. 4.650%, 11/1/24	50,000	54,139
4.100%, 3/15/29	288,000	326,299
5.000%, 3/15/49	27,000	36,295
3.300%, 3/1/50	146,000	155,496
Lam Research Corp. 3.750%, 3/15/26	378,000	412,319
4.000%, 3/15/29	30,000	33,588
4.875%, 3/15/49	75,000	101,288
2.875%, 6/15/50	57,000	56,681
Maxim Integrated Products, Inc. 3.450%, 6/15/27	25,000	26,963
Micron Technology, Inc. 4.975%, 2/6/26	500,000	557,644
4.185%, 2/15/27	25,000	27,415
NVIDIA Corp. 0.584%, 6/14/24	40,000	39,482
3.200%, 9/16/26	40,000	43,010
1.550%, 6/15/28	406,000	399,688
2.850%, 4/1/30	75,000	79,499
2.000%, 6/15/31	50,000	49,554
3.500%, 4/1/50	56,000	63,712
NXP BV 3.875%, 6/18/26§	835,000	899,869
4.300%, 6/18/29§	320,000	358,160
3.400%, 5/1/30§	25,000	26,622
2.500%, 5/11/31§	546,000	546,835
3.250%, 11/30/51§	45,000	44,770
QUALCOMM, Inc. 2.600%, 1/30/23	50,000	50,932
3.250%, 5/20/27	75,000	80,962
2.150%, 5/20/30	100,000	100,624
4.300%, 5/20/47	167,000	210,039
Texas Instruments, Inc. 1.375%, 3/12/25	15,000	15,055
2.250%, 9/4/29	30,000	30,593
Xilinx, Inc. 2.950%, 6/1/24	50,000	51,917

		10,279,085

Software (0.5%)
Adobe, Inc. 1.900%, 2/1/25	30,000	30,635
Autodesk, Inc. 3.500%, 6/15/27	281,000	301,166
Citrix Systems, Inc. 1.250%, 3/1/26	25,000	24,111
4.500%, 12/1/27	245,000	264,331
3.300%, 3/1/30	814,000	825,388
Microsoft Corp. 2.375%, 5/1/23	102,000	103,758
2.700%, 2/12/25	75,000	78,454
2.400%, 8/8/26	100,000	103,803
3.300%, 2/6/27	100,000	107,987
2.921%, 3/17/52	282,000	296,364
Oracle Corp. 2.625%, 2/15/23	70,000	71,275
3.400%, 7/8/24	75,000	78,435
2.950%, 11/15/24	75,000	77,888
2.500%, 4/1/25	200,000	204,994
2.950%, 5/15/25	100,000	103,960
1.650%, 3/25/26	25,000	24,695
2.650%, 7/15/26	45,000	46,224
2.300%, 3/25/28	70,000	69,772
2.875%, 3/25/31	250,000	250,924
3.900%, 5/15/35	25,000	26,976
3.850%, 7/15/36	32,000	33,934
6.125%, 7/8/39	26,000	34,417
3.600%, 4/1/40	364,000	366,365
3.650%, 3/25/41	372,000	373,829
4.500%, 7/8/44	66,000	74,955
4.000%, 7/15/46	382,000	405,849
3.600%, 4/1/50	76,000	74,299
4.100%, 3/25/61	25,000	25,956
salesforce.com, Inc. 0.625%, 7/15/24	30,000	29,737
1.500%, 7/15/28	35,000	34,169
1.950%, 7/15/31	40,000	39,587
3.050%, 7/15/61	12,000	12,379
ServiceNow, Inc. 1.400%, 9/1/30	260,000	241,566
VMware, Inc. 1.400%, 8/15/26	20,000	19,542
4.650%, 5/15/27	500,000	564,062
3.900%, 8/21/27	100,000	109,152
1.800%, 8/15/28	89,000	86,009
2.200%, 8/15/31	100,000	97,210

		5,714,157

Technology Hardware, Storage & Peripherals (0.4%)
Apple, Inc. 2.400%, 5/3/23	136,000	139,199
0.750%, 5/11/23	115,000	114,985
2.850%, 5/11/24	200,000	208,710
1.125%, 5/11/25	100,000	99,652
0.700%, 2/8/26	100,000	97,208
3.250%, 2/23/26	110,000	118,057
3.350%, 2/9/27	50,000	54,221
2.900%, 9/12/27	150,000	160,480
1.650%, 5/11/30	90,000	88,149
1.650%, 2/8/31	100,000	97,379
2.375%, 2/8/41	91,000	88,039
4.650%, 2/23/46	21,000	27,765
2.700%, 8/5/51	27,000	26,706
2.550%, 8/20/60	69,000	64,570
2.800%, 2/8/61	157,000	153,556
Dell International LLC 5.450%, 6/15/23	176,000	186,266
5.850%, 7/15/25	525,000	596,097
6.020%, 6/15/26	362,000	423,510
4.900%, 10/1/26	266,000	299,465
5.300%, 10/1/29	200,000	236,983
Hewlett Packard Enterprise Co. 4.900%, 10/15/25 (e)	50,000	55,764
HP, Inc. 2.200%, 6/17/25	100,000	102,100
1.450%, 6/17/26§	50,000	49,132
6.000%, 9/15/41	32,000	42,561
Seagate HDD Cayman 4.091%, 6/1/29	51,000	52,857
4.125%, 1/15/31	600,000	623,868

See Notes to Financial Statements.

1507

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Western Digital Corp. 2.850%, 2/1/29		$58,000	$58,549

			4,265,828

Total Information Technology			28,561,191

Materials (0.5%)
Chemicals (0.2%)
Albemarle Corp. 4.150%, 12/1/24		100,000	106,998
Dow Chemical Co. (The) 3.625%, 5/15/26		25,000	26,827
1.125%, 3/15/32	EUR	170,000	192,707
DuPont de Nemours, Inc. 4.205%, 11/15/23		$100,000	105,758
4.493%, 11/15/25		204,000	224,118
Ecolab, Inc. 1.650%, 2/1/27		100,000	100,501
1.300%, 1/30/31		29,000	27,080
2.750%, 8/18/55		140,000	137,525
Linde, Inc. 2.700%, 2/21/23		36,000	36,627
LYB International Finance BV 4.000%, 7/15/23		20,000	20,880
LYB International Finance III LLC 4.200%, 5/1/50		98,000	112,918
PPG Industries, Inc. 2.800%, 8/15/29		100,000	103,833
RPM International, Inc. 4.550%, 3/1/29		25,000	28,355
4.250%, 1/15/48		6,000	6,895
Sherwin-Williams Co. (The) 3.450%, 6/1/27		75,000	80,771
2.300%, 5/15/30		81,000	80,890
Syngenta Finance NV 4.441%, 4/24/23§		400,000	413,500
Westlake Chemical Corp. 3.375%, 6/15/30		30,000	31,870
3.375%, 8/15/61		61,000	58,437

			1,896,490

Construction Materials (0.0%)
Martin Marietta Materials, Inc. 2.400%, 7/15/31		25,000	24,793
Series CB 2.500%, 3/15/30		35,000	35,106

			59,899

Containers & Packaging (0.1%)
Amcor Flexibles North America, Inc.
2.690%, 5/25/31		35,000	35,289
Berry Global, Inc. 1.570%, 1/15/26		700,000	684,964
International Paper Co. 6.000%, 11/15/41		26,000	35,630
4.800%, 6/15/44		15,000	18,905
Packaging Corp. of America 3.400%, 12/15/27		35,000	37,591
3.050%, 10/1/51		28,000	27,815
WRKCo., Inc. 4.000%, 3/15/28		50,000	55,056

			895,250

Metals & Mining (0.2%)
Anglo American Capital plc 5.625%, 4/1/30§		216,000	255,398
Glencore Funding LLC 1.625%, 4/27/26§		159,000	155,912
2.500%, 9/1/30§		147,000	142,435
2.850%, 4/27/31§		101,000	100,115
2.625%, 9/23/31§		98,000	94,694
3.375%, 9/23/51§		49,000	47,135
Newmont Corp. 2.250%, 10/1/30		116,000	114,021
Nucor Corp. 3.950%, 5/1/28		20,000	22,054
Reliance Steel & Aluminum Co. 4.500%, 4/15/23		36,000	37,269
2.150%, 8/15/30		600,000	583,445
Steel Dynamics, Inc. 2.800%, 12/15/24		50,000	51,763
2.400%, 6/15/25		15,000	15,348
Vale Overseas Ltd. 3.750%, 7/8/30		100,000	103,331

			1,722,920

Paper & Forest Products (0.0%)
Fibria Overseas Finance Ltd. 5.500%, 1/17/27		25,000	27,973
Georgia-Pacific LLC 2.100%, 4/30/27§		73,000	73,900
7.750%, 11/15/29		20,000	27,873
2.300%, 4/30/30§		42,000	42,129
8.875%, 5/15/31		36,000	55,608
Suzano Austria GmbH 3.750%, 1/15/31		100,000	101,487
3.125%, 1/15/32		45,000	43,538

			372,508

Total Materials			4,947,067

Real Estate (1.7%)
Equity Real Estate Investment Trusts (REITs) (1.6%)
Agree LP (REIT) 2.000%, 6/15/28		15,000	14,711
Alexandria Real Estate Equities, Inc. (REIT)
3.450%, 4/30/25		25,000	26,528
3.800%, 4/15/26		50,000	54,200
American Campus Communities Operating Partnership LP (REIT) 3.625%, 11/15/27		50,000	53,286
American Tower Corp. (REIT) 3.000%, 6/15/23		50,000	51,364
5.000%, 2/15/24		50,000	53,712
3.375%, 5/15/24		700,000	730,109
2.400%, 3/15/25		700,000	716,984
2.300%, 9/15/31		20,000	19,411
AvalonBay Communities, Inc. (REIT)
4.200%, 12/15/23		50,000	52,793
1.900%, 12/1/28		50,000	49,528
3.300%, 6/1/29		15,000	16,203
2.300%, 3/1/30		700,000	709,235
Boston Properties LP (REIT) 3.200%, 1/15/25		100,000	104,675
2.750%, 10/1/26		50,000	51,871
2.550%, 4/1/32		700,000	695,734

See Notes to Financial Statements.

1508

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Brandywine Operating Partnership LP (REIT)
3.950%, 2/15/23		$500,000	$512,081
3.950%, 11/15/27		25,000	26,904
Brixmor Operating Partnership LP (REIT)
3.850%, 2/1/25		100,000	105,714
3.900%, 3/15/27		500,000	537,740
Camden Property Trust (REIT) 4.100%, 10/15/28		10,000	11,268
CC Holdings GS V LLC (REIT) 3.849%, 4/15/23		149,000	154,105
Corporate Office Properties LP (REIT) 2.250%, 3/15/26		600,000	607,364
Crown Castle International Corp. (REIT)
3.150%, 7/15/23		50,000	51,391
1.350%, 7/15/25		10,000	9,837
3.700%, 6/15/26		500,000	535,624
3.650%, 9/1/27		50,000	53,736
CyrusOne LP (REIT) 1.450%, 1/22/27	EUR	500,000	579,534
Duke Realty LP (REIT) 3.250%, 6/30/26		$30,000	32,065
2.250%, 1/15/32		50,000	48,898
EPR Properties (REIT) 4.500%, 4/1/25		500,000	532,551
3.600%, 11/15/31		700,000	695,478
Equinix, Inc. (REIT) 1.000%, 9/15/25		100,000	96,875
1.800%, 7/15/27		20,000	19,709
3.200%, 11/18/29		25,000	26,261
2.500%, 5/15/31		700,000	696,628
ERP Operating LP (REIT) 3.000%, 4/15/23		75,000	76,704
Essex Portfolio LP (REIT) 3.875%, 5/1/24		25,000	26,337
4.000%, 3/1/29		25,000	27,805
2.550%, 6/15/31		700,000	702,980
Federal Realty Investment Trust (REIT) 3.950%, 1/15/24		50,000	52,346
GLP Capital LP (REIT) 5.375%, 11/1/23		10,000	10,612
3.350%, 9/1/24		100,000	103,547
5.250%, 6/1/25		410,000	449,053
5.375%, 4/15/26		15,000	16,704
5.750%, 6/1/28		10,000	11,536
Healthpeak Properties, Inc. (REIT) 2.125%, 12/1/28		65,000	65,045
Invitation Homes Operating Partnership LP (REIT) 2.300%, 11/15/28		15,000	14,845
Kilroy Realty LP (REIT) 3.450%, 12/15/24		25,000	26,198
4.375%, 10/1/25		1,000,000	1,086,127
Kimco Realty Corp. (REIT) 1.900%, 3/1/28		50,000	49,356
Life Storage LP (REIT) 3.875%, 12/15/27		25,000	27,473
Mid-America Apartments LP (REIT) 3.950%, 3/15/29		50,000	55,854
National Retail Properties, Inc. (REIT) 2.500%, 4/15/30		700,000	708,257
Office Properties Income Trust (REIT) 4.500%, 2/1/25		100,000	105,542
Omega Healthcare Investors, Inc. (REIT)
4.375%, 8/1/23		83,000	86,418
4.500%, 1/15/25		500,000	534,944
Piedmont Operating Partnership LP (REIT) 3.150%, 8/15/30		25,000	25,577
Public Storage (REIT) 0.875%, 2/15/26		25,000	24,302
3.094%, 9/15/27		600,000	640,499
3.385%, 5/1/29		15,000	16,356
Realty Income Corp. (REIT) 4.600%, 2/6/24		10,000	10,642
4.625%, 11/1/25		500,000	554,452
4.875%, 6/1/26		10,000	11,320
Regency Centers LP (REIT) 2.950%, 9/15/29		25,000	25,936
Sabra Health Care LP (REIT) 3.900%, 10/15/29		25,000	26,112
Scentre Group Trust 1 (REIT) 4.375%, 5/28/30 (x)§		700,000	799,830
Service Properties Trust (REIT) 4.750%, 10/1/26		500,000	486,625
Simon Property Group LP (REIT) 3.300%, 1/15/26		75,000	79,645
1.375%, 1/15/27		100,000	97,674
3.375%, 6/15/27		75,000	80,503
Spirit Realty LP (REIT) 3.200%, 1/15/27		300,000	313,798
2.100%, 3/15/28		50,000	48,762
3.400%, 1/15/30		200,000	210,516
STORE Capital Corp. (REIT) 2.700%, 12/1/31		50,000	48,604
UDR, Inc. (REIT) 3.500%, 1/15/28		100,000	107,427
Unibail-Rodamco-Westfield SE (REIT) 1.000%, 3/14/25 (m)	EUR	500,000	582,791
Ventas Realty LP (REIT) 3.500%, 4/15/24		$25,000	26,187
Welltower, Inc. (REIT) 3.625%, 3/15/24		20,000	20,998
4.000%, 6/1/25		100,000	107,338
2.050%, 1/15/29		30,000	29,566
2.750%, 1/15/31		600,000	613,291
WP Carey, Inc. (REIT) 3.850%, 7/15/29		50,000	55,211

			18,015,752

Real Estate Management & Development (0.1%)
CPI Property Group SA 2.125%, 10/4/24 (m)	EUR	400,000	473,274
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 3/20/22§		$500,000	501,653

			974,927

Total Real Estate			18,990,679

Utilities (2.5%)
Electric Utilities (2.1%)
AEP Texas, Inc. 3.950%, 6/1/28		189,000	207,177
3.450%, 5/15/51		89,000	90,239

See Notes to Financial Statements.

1509

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
AEP Transmission Co. LLC 3.150%, 9/15/49	$147,000	$150,138
Series M 3.650%, 4/1/50	65,000	71,952
Series N 2.750%, 8/15/51	15,000	14,313
Alabama Power Co. 3.450%, 10/1/49	94,000	100,126
3.125%, 7/15/51	40,000	40,777
Series 20-A 1.450%, 9/15/30	50,000	46,940
American Electric Power Co., Inc. 3.200%, 11/13/27	25,000	26,491
2.300%, 3/1/30	25,000	24,528
American Transmission Systems, Inc. 2.650%, 1/15/32§	121,000	122,269
Appalachian Power Co.
Series AA 2.700%, 4/1/31	700,000	713,589
Atlantic City Electric Co. 4.000%, 10/15/28	76,000	84,877
Avangrid, Inc. 3.150%, 12/1/24	25,000	26,127
3.200%, 4/15/25	200,000	210,395
3.800%, 6/1/29	700,000	764,687
Baltimore Gas & Electric Co. 2.250%, 6/15/31	24,000	24,004
3.500%, 8/15/46	12,000	13,081
3.750%, 8/15/47	33,000	37,256
3.200%, 9/15/49	68,000	70,592
2.900%, 6/15/50	102,000	101,528
CenterPoint Energy Houston Electric LLC
3.950%, 3/1/48	30,000	35,648
Series AE 2.350%, 4/1/31	105,000	106,812
Series AF 3.350%, 4/1/51	60,000	65,932
Commonwealth Edison Co.
Series 127 3.200%, 11/15/49	8,000	8,306
Series 130 3.125%, 3/15/51	94,000	97,464
DTE Electric Co. 2.650%, 6/15/22	45,000	45,182
3.950%, 3/1/49	144,000	171,218
Series A 1.900%, 4/1/28	65,000	64,605
4.050%, 5/15/48	50,000	60,063
Duke Energy Carolinas LLC 2.500%, 3/15/23	50,000	50,813
3.950%, 11/15/28	21,000	23,431
2.450%, 8/15/29	25,000	25,580
2.550%, 4/15/31	177,000	181,492
3.875%, 3/15/46	79,000	89,306
Duke Energy Corp. 2.650%, 9/1/26	75,000	77,826
3.400%, 6/15/29	30,000	31,834
2.550%, 6/15/31	25,000	24,941
Duke Energy Florida LLC 3.800%, 7/15/28	30,000	33,065
2.500%, 12/1/29	750,000	768,021
1.750%, 6/15/30	70,000	67,436
3.000%, 12/15/51	51,000	51,659
Duke Energy Ohio, Inc. 3.650%, 2/1/29	24,000	26,055
Duke Energy Progress LLC 3.250%, 8/15/25	50,000	53,067
3.450%, 3/15/29	508,000	548,769
2.900%, 8/15/51	95,000	95,003
Edison International 2.400%, 9/15/22	11,000	11,088
3.125%, 11/15/22	7,000	7,099
3.550%, 11/15/24	430,000	450,353
4.950%, 4/15/25	120,000	130,567
Emera US Finance LP 3.550%, 6/15/26	50,000	53,131
Enel Finance International NV 2.250%, 7/12/31§	800,000	774,669
Entergy Arkansas LLC 3.350%, 6/15/52	29,000	30,676
Entergy Corp. 0.900%, 9/15/25	95,000	92,161
Entergy Louisiana LLC 0.620%, 11/17/23	50,000	49,521
4.200%, 9/1/48	91,000	108,773
Evergy, Inc. 2.450%, 9/15/24	35,000	35,834
Eversource Energy
Series M 3.300%, 1/15/28	150,000	159,685
Exelon Corp. 3.950%, 6/15/25	75,000	80,066
4.050%, 4/15/30	200,000	221,844
5.100%, 6/15/45	20,000	25,898
4.700%, 4/15/50	28,000	35,247
FirstEnergy Corp. 2.050%, 3/1/25	22,000	21,890
2.650%, 3/1/30	120,000	118,950
Series B 4.400%, 7/15/27 (e)	143,000	154,440
2.250%, 9/1/30	131,000	126,251
FirstEnergy Transmission LLC 4.350%, 1/15/25§	531,000	563,590
4.550%, 4/1/49§	179,000	204,884
Florida Power & Light Co. 4.050%, 10/1/44	15,000	17,982
3.950%, 3/1/48	40,000	47,936
3.150%, 10/1/49	235,000	249,947
2.875%, 12/4/51	135,000	137,452
Fortis, Inc. 3.055%, 10/4/26	75,000	78,231
Greenko Power II Ltd. 4.300%, 12/13/28§	700,000	712,250
Indiana Michigan Power Co. 3.850%, 5/15/28	25,000	27,546
IPALCO Enterprises, Inc. 4.250%, 5/1/30	600,000	657,577
ITC Holdings Corp. 3.350%, 11/15/27	25,000	26,500
MidAmerican Energy Co. 3.100%, 5/1/27	75,000	79,942
3.650%, 4/15/29	360,000	395,602
3.950%, 8/1/47	60,000	70,532
4.250%, 7/15/49	87,000	107,335
3.150%, 4/15/50	23,000	24,118

See Notes to Financial Statements.

1510

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Mid-Atlantic Interstate Transmission LLC
4.100%, 5/15/28§	$18,000	$19,808
NextEra Energy Capital Holdings, Inc. 3.550%, 5/1/27	25,000	27,014
1.900%, 6/15/28	47,000	46,537
2.750%, 11/1/29	600,000	617,912
Northern States Power Co. 2.250%, 4/1/31	5,000	5,037
4.000%, 8/15/45	32,000	37,636
2.900%, 3/1/50	103,000	103,900
2.600%, 6/1/51	30,000	28,779
3.200%, 4/1/52	20,000	21,422
NRG Energy, Inc. 2.450%, 12/2/27§	143,000	141,613
4.450%, 6/15/29§	23,000	25,070
NSTAR Electric Co. 3.250%, 5/15/29	10,000	10,730
3.950%, 4/1/30	3,000	3,376
Ohio Power Co. 4.000%, 6/1/49	52,000	59,732
Series Q 1.625%, 1/15/31	97,000	91,399
Series R 2.900%, 10/1/51	61,000	58,592
Oklahoma Gas & Electric Co. 3.250%, 4/1/30	200,000	213,868
Oncor Electric Delivery Co. LLC 0.550%, 10/1/25 (x)	35,000	33,723
3.700%, 11/15/28	228,000	250,743
3.800%, 6/1/49	125,000	145,811
Pacific Gas and Electric Co. 3.500%, 6/15/25 (x)	600,000	620,429
3.450%, 7/1/25	500,000	518,197
3.150%, 1/1/26	500,000	510,210
2.950%, 3/1/26	500,000	507,806
2.500%, 2/1/31	9,000	8,577
3.250%, 6/1/31	971,000	974,219
4.950%, 7/1/50	108,000	118,170
PECO Energy Co. 2.800%, 6/15/50	25,000	24,546
3.050%, 3/15/51	105,000	107,144
Pennsylvania Electric Co. 3.250%, 3/15/28§	500,000	525,180
PPL Capital Funding, Inc. 3.100%, 5/15/26	50,000	52,267
Public Service Electric & Gas Co. 3.050%, 11/15/24	50,000	52,114
3.650%, 9/1/28	90,000	98,959
3.200%, 5/15/29	100,000	107,934
2.050%, 8/1/50	51,000	43,204
Southern California Edison Co. 1.845%, 2/1/22	8,214	8,212
(SOFR + 0.47%), 0.520%, 12/2/22 (k)	800,000	800,731
2.850%, 8/1/29	40,000	41,372
2.250%, 6/1/30	277,000	273,684
Series 20C 1.200%, 2/1/26	24,000	23,541
Series C 3.500%, 10/1/23	50,000	51,852
Series D 3.400%, 6/1/23	25,000	25,703
Series E 3.700%, 8/1/25	125,000	133,468
Series G 2.500%, 6/1/31	50,000	50,212
Southern Co. (The) 2.950%, 7/1/23	25,000	25,630
3.250%, 7/1/26	100,000	105,906
Series 2021
(SOFR + 0.37%), 0.420%, 5/10/23 (k)	700,000	698,375
Series A 3.700%, 4/30/30	600,000	651,968
Southwestern Electric Power Co.
Series N 1.650%, 3/15/26	100,000	99,323
Southwestern Public Service Co.
Series 6 4.400%, 11/15/48	54,000	66,758
Series 8 3.150%, 5/1/50	70,000	72,996
Tampa Electric Co. 4.300%, 6/15/48	15,000	18,424
4.450%, 6/15/49	59,000	74,556
Trans-Allegheny Interstate Line Co. 3.850%, 6/1/25§	365,000	385,709
Union Electric Co. 2.950%, 3/15/30	250,000	262,521
Virginia Electric and Power Co. 2.300%, 11/15/31	100,000	100,793
4.000%, 1/15/43	54,000	62,071
Series B 4.200%, 5/15/45	16,000	18,972
Series C 2.750%, 3/15/23	50,000	50,860
Vistra Operations Co. LLC 4.300%, 7/15/29§	182,000	195,031
Wisconsin Power & Light Co. 3.050%, 10/15/27	75,000	78,750
Xcel Energy, Inc. 3.350%, 12/1/26	100,000	106,373

		22,529,630

Gas Utilities (0.2%)
Atmos Energy Corp. 4.125%, 3/15/49	38,000	45,469
CenterPoint Energy Resources Corp.
(ICE LIBOR USD 3 Month + 0.50%), 0.673%, 3/2/23 (k)	800,000	799,500
0.700%, 3/2/23	45,000	44,807
1.750%, 10/1/30	347,000	328,565
National Fuel Gas Co. 3.950%, 9/15/27	50,000	53,073
2.950%, 3/1/31	800,000	804,251
ONE Gas, Inc. 2.000%, 5/15/30	30,000	29,189
Piedmont Natural Gas Co., Inc. 2.500%, 3/15/31	65,000	64,903
3.640%, 11/1/46	9,000	9,534
Promigas SA ESP 3.750%, 10/16/29§	200,000	196,725
Southern California Gas Co.
Series XX 2.550%, 2/1/30	200,000	205,037

		2,581,053

See Notes to Financial Statements.

1511

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Multi-Utilities (0.2%)
Ameren Illinois Co. 3.800%, 5/15/28		$60,000	$66,157
3.250%, 3/15/50		70,000	74,173
Berkshire Hathaway Energy Co. 3.750%, 11/15/23		50,000	52,334
Black Hills Corp. 1.037%, 8/23/24		55,000	54,545
CenterPoint Energy, Inc. 2.500%, 9/1/24		25,000	25,650
1.450%, 6/1/26		30,000	29,422
Consolidated Edison Co. of New York, Inc.
Series B 3.125%, 11/15/27		25,000	26,421
Consumers Energy Co. 3.375%, 8/15/23		87,000	89,886
3.800%, 11/15/28		3,000	3,335
3.250%, 8/15/46		85,000	90,530
3.750%, 2/15/50		59,000	68,189
3.500%, 8/1/51		69,000	77,619
2.650%, 8/15/52		21,000	20,380
Dominion Energy, Inc.
(ICE LIBOR USD 3 Month + 3.06%), 5.750%, 10/1/54 (k)		50,000	53,125
Series A 1.450%, 4/15/26		40,000	39,576
Series C 2.250%, 8/15/31		45,000	43,975
DTE Energy Co.
Series C 2.529%, 10/1/24 (e)		20,000	20,558
Series F 1.050%, 6/1/25		35,000	34,343
NiSource, Inc. 0.950%, 8/15/25		60,000	58,433
WEC Energy Group, Inc. 1.375%, 10/15/27		600,000	577,769
2.200%, 12/15/28		100,000	99,994

			1,606,414

Water Utilities (0.0%)
American Water Capital Corp. 2.300%, 6/1/31		100,000	99,849
Essential Utilities, Inc. 2.704%, 4/15/30		200,000	203,127

			302,976

Total Utilities			27,020,073

Total Corporate Bonds			297,731,513

Foreign Government Securities (1.0%)
Argentine Republic
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.00%), 36.165%, 4/3/22 (k) (r)	ARS	100,000	486
Bonos de la Tesoreria 6.150%, 8/12/32	PEN	2,700,000	679,664
Canada Government Bond 1.625%, 1/22/25		$100,000	101,727
Export Development Canada 2.750%, 3/15/23		50,000	51,272
Export-Import Bank of Korea 0.375%, 2/9/24		200,000	197,480
0.625%, 2/9/26		200,000	193,460
Hungary Government Bond 5.750%, 11/22/23		200,000	216,752
5.375%, 3/25/24		160,000	173,593
Italian Republic Government Bond
2.375%, 10/17/24		200,000	204,938
Japan Bank for International Cooperation
0.625%, 7/15/25		200,000	195,504
2.375%, 4/20/26		200,000	207,905
2.250%, 11/4/26		50,000	51,658
3.500%, 10/31/28		200,000	224,327
Japan International Cooperation Agency
2.750%, 4/27/27		600,000	632,874
Oriental Republic of Uruguay 4.375%, 10/27/27		112,363	125,832
5.100%, 6/18/50		77,594	102,754
Province of Alberta 3.350%, 11/1/23		150,000	156,812
Province of British Columbia 1.750%, 9/27/24		15,000	15,270
Province of Ontario 3.400%, 10/17/23		200,000	209,120
3.200%, 5/16/24		162,000	170,285
1.800%, 10/14/31		100,000	98,645
Province of Quebec 2.625%, 2/13/23		102,000	104,180
1.500%, 2/11/25		300,000	303,419
2.500%, 4/20/26		50,000	52,352
2.750%, 4/12/27		50,000	52,423
Provincia de Buenos Aires
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.75%), 38.000%, 4/12/25 (k) (m) (r)	ARS	310,000	1,497
Republic of Austria 2.100%, 9/20/17 (m)	EUR	36,000	61,916
Republic of Chile 3.125%, 1/21/26		$100,000	105,175
Republic of Colombia 4.500%, 3/15/29		292,000	298,077
Republic of Indonesia 2.850%, 2/14/30		200,000	208,162
3.050%, 3/12/51		200,000	197,750
Republic of Korea 1.750%, 10/15/31		200,000	200,658
Republic of Panama 4.000%, 9/22/24		200,000	212,225
4.500%, 4/1/56		200,000	220,475
Republic of Peru 8.200%, 8/12/26 (m)	PEN	2,000,000	571,851
4.125%, 8/25/27		$122,000	133,765
2.783%, 1/23/31		70,000	69,510
3.550%, 3/10/51		117,000	121,702
Republic of Philippines 2.457%, 5/5/30		200,000	206,188
3.200%, 7/6/46		200,000	203,500
Republic of Poland 4.000%, 1/22/24		75,000	79,382

See Notes to Financial Statements.

1512

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
Republic of Serbia 1.000%, 9/23/28§	EUR	700,000	$751,125
State of Israel Government Bond 2.875%, 3/16/26		$200,000	211,788
State of Qatar 4.500%, 4/23/28§		500,000	573,344
5.103%, 4/23/48§		500,000	675,625
Svensk Exportkredit AB 0.500%, 8/26/25		200,000	195,469
Tokyo Metropolitan Government 2.500%, 6/8/22§		900,000	907,866
United Mexican States 3.750%, 1/11/28		200,000	215,100
3.250%, 4/16/30 (x)		200,000	205,412
4.500%, 1/31/50		400,000	424,575

Total Foreign Government Securities			11,574,869

Loan Participations (0.2%)
Consumer Discretionary (0.1%)
Diversified Consumer Services (0.1%)
Cornerstone Building Brands, Inc., Tranche B Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 3.750%, 4/12/28 (k)		965,206	963,035

Total Consumer Discretionary			963,035

Financials (0.1%)
Consumer Finance (0.1%)
Delos Finance Sarl, New Term Loan
(ICE LIBOR USD 3 Month + 1.75%), 1.974%, 10/6/23 (k)		910,000	909,573

Total Financials			909,573

Total Loan Participations			1,872,608

Mortgage-Backed Securities (18.9%)
FHLMC 3.000%, 9/1/27		10,724	11,106
3.000%, 7/1/28		6,253	6,482
2.500%, 1/1/29		18,801	19,529
3.000%, 1/1/30		14,894	15,633
2.500%, 3/1/30		14,122	14,695
2.500%, 5/1/30		37,530	38,976
3.000%, 5/1/30		30,633	32,182
3.000%, 6/1/30		58,350	61,264
2.500%, 7/1/30		13,261	13,774
3.000%, 7/1/30		32,472	34,088
2.500%, 8/1/30		46,607	48,455
3.000%, 8/1/30		10,120	10,624
2.500%, 9/1/30		56,612	58,763
2.500%, 4/1/31		51,634	53,583
3.500%, 4/1/31		1,745	1,849
2.370%, 11/1/31 (l)		988	1,031
3.000%, 10/1/32		3,762	3,947
3.000%, 11/1/32		4,946	5,190
3.000%, 12/1/32		4,067	4,265
5.500%, 2/1/35		5,735	6,488
4.500%, 2/1/39		11,271	12,374
4.500%, 12/1/39		4,669	5,138
4.000%, 8/1/40		4,851	5,257
4.000%, 9/1/40		12,098	13,113
4.000%, 4/1/41		246	266
4.500%, 5/1/41		24,444	26,812
5.500%, 6/1/41		21,744	24,969
5.000%, 11/1/41		47,951	53,832
3.500%, 4/1/42		41,019	44,312
3.500%, 8/1/42		34,021	36,887
3.500%, 10/1/42		2,076	2,240
3.000%, 3/1/43		26,217	27,630
3.500%, 6/1/43		21,635	23,464
3.500%, 7/1/43		6,809	7,434
4.500%, 9/1/43		35,280	38,666
4.500%, 11/1/43		6,544	7,176
4.500%, 12/1/43		31,360	34,399
3.500%, 1/1/44		9,454	10,325
4.000%, 4/1/44		22,612	24,650
3.500%, 6/1/44		7,306	7,883
4.000%, 7/1/44		6,306	6,829
3.000%, 1/1/45		1,365,774	1,435,554
3.000%, 7/1/45		735,421	772,765
3.500%, 9/1/45		4,100	4,477
4.000%, 9/1/45		28,454	31,235
4.000%, 12/1/45		11,634	12,722
3.000%, 12/1/46		168,819	179,363
3.500%, 3/1/47		46,836	50,165
4.500%, 4/1/47		74,446	81,221
4.500%, 5/1/47		27,156	29,848
4.500%, 7/1/47		100,692	110,232
3.500%, 10/1/47		53,309	58,055
3.500%, 12/1/47		49,007	53,370
3.500%, 1/1/48		17,382	18,812
4.500%, 7/1/48		223,333	245,401
4.500%, 8/1/48		409,264	448,881
5.000%, 11/1/48		11,928	13,020
4.500%, 4/1/49		45,019	49,026
3.000%, 4/1/50		1,328,878	1,388,696
FHLMC UMBS 3.500%, 1/1/34		51,569	55,704
3.500%, 5/1/35		198,921	213,129
3.000%, 9/1/37		6,420	6,727
3.000%, 6/1/38		125,250	131,436
2.500%, 3/1/41		2,628,550	2,701,120
4.000%, 1/1/45		356,827	386,452
4.000%, 9/1/45		359,934	396,942
3.500%, 3/1/46		144,149	154,626
3.500%, 9/1/46		50,394	53,726
4.000%, 7/1/47		73,138	78,989
3.500%, 1/1/48		32,707	34,627
4.000%, 4/1/48		254,917	281,237
4.000%, 6/1/48		7,377	7,969
4.000%, 8/1/48		65,403	71,392
4.500%, 1/1/49		82,879	88,743
4.000%, 5/1/49		7,962	8,588
3.500%, 1/1/50		37,686	40,143
3.500%, 6/1/50		96,375	102,446
4.000%, 6/1/50		120,911	130,151
3.000%, 7/1/50		21,966	23,382
2.500%, 8/1/50		4,863,606	5,006,621
3.000%, 8/1/50		1,342,687	1,418,323
3.000%, 6/1/51		2,123,121	2,202,271
2.000%, 10/1/51		349,000	348,901

See Notes to Financial Statements.

1513

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
FNMA 2.325%, 1/1/28 (l)	$4,095	$4,176
2.740%, 7/1/29	4,000,000	4,242,815
1.895%, 5/1/30	2,500,000	2,522,940
1.488%, 3/1/33 (l)	5,757	5,860
2.080%, 10/1/33	2,500,000	2,530,285
1.921%, 1/1/36 (l)	47,921	50,247
3.440%, 1/1/37	2,102,711	2,398,499
6.000%, 7/1/39	9,685	11,116
2.180%, 12/1/40 (l)	1,478	1,521
4.000%, 1/1/41	5,827	6,249
2.500%, 5/1/44 (l)	1,254,128	1,293,944
3.500%, 12/1/44	375,514	396,234
3.500%, 2/1/45	691,140	729,275
3.000%, 4/1/45	423,213	439,090
3.000%, 5/1/45	795,024	824,849
FNMA UMBS
2.500%, 9/1/27	13,507	13,979
2.500%, 4/1/28	4,538	4,712
2.500%, 8/1/28	12,567	13,049
3.500%, 3/1/29	15,144	15,975
3.000%, 4/1/29	20,936	21,955
3.000%, 5/1/29	27,590	28,941
3.000%, 6/1/29	23,283	24,416
3.000%, 9/1/29	20,923	21,941
3.000%, 10/1/29	14,035	14,723
3.000%, 1/1/30	113,399	119,023
2.500%, 2/1/30	6,020	6,235
3.000%, 3/1/30	22,539	23,671
2.500%, 4/1/30	12,074	12,548
3.000%, 4/1/30	18,070	18,966
2.500%, 5/1/30	6,992	7,273
3.000%, 5/1/30	10,950	11,500
2.500%, 7/1/30	21,543	22,369
3.000%, 7/1/30	41,378	43,431
2.500%, 8/1/30	67,075	69,606
3.000%, 8/1/30	97,694	102,531
3.500%, 8/1/30	15,701	16,626
2.500%, 9/1/30	32,121	33,366
3.000%, 9/1/30	44,067	46,262
2.500%, 11/1/30	63,852	66,269
2.500%, 3/1/31	7,274	7,528
3.000%, 3/1/31	5,871	6,160
2.500%, 6/1/31	19,658	20,443
2.500%, 7/1/31	14,671	15,257
2.500%, 8/1/31	1,737	1,807
3.000%, 8/1/31	108,941	114,341
4.000%, 8/1/31	6,930	7,407
3.000%, 9/1/31	14,292	15,023
2.000%, 10/1/31	5,499	5,652
2.500%, 10/1/31	110,539	114,916
2.000%, 11/1/31	72,256	74,269
2.500%, 11/1/31	48,582	50,534
2.000%, 12/1/31	7,618	7,831
2.500%, 2/1/32	3,236	3,361
2.000%, 3/1/32	50,612	52,022
2.500%, 3/1/32	13,088	13,655
3.500%, 4/1/32	146,624	156,225
3.500%, 5/1/32	107,224	114,111
3.000%, 6/1/32	28,551	30,056
2.500%, 8/1/32	77,049	80,076
3.000%, 9/1/32	26,471	27,825
2.500%, 2/1/33	137,218	142,224
4.000%, 10/1/33	26,600	28,467
6.000%, 2/1/34	16,156	18,427
5.500%, 5/1/34	70,509	79,450
6.000%, 8/1/34	8,596	9,830
3.000%, 9/1/34	1,063,072	1,120,227
3.500%, 12/1/34	849,593	907,091
5.000%, 2/1/35	77,436	86,026
5.500%, 2/1/35	48,427	54,620
6.000%, 4/1/35	141,294	160,792
3.000%, 8/1/35	81,752	86,215
5.000%, 9/1/35	4,730	5,227
2.500%, 10/1/35	162,124	169,154
2.500%, 12/1/35	525,318	546,099
3.000%, 12/1/35	70,884	74,832
5.500%, 12/1/35	23,645	26,797
4.000%, 1/1/36	33,237	35,761
3.000%, 5/1/36	38,355	40,716
3.000%, 10/1/36	2,644	2,774
3.000%, 11/1/36	29,183	30,749
3.000%, 12/1/36	46,370	48,853
6.000%, 2/1/38	6,214	7,233
6.000%, 3/1/38	2,397	2,785
6.000%, 5/1/38	7,078	8,230
6.000%, 10/1/38	1,741	2,017
6.000%, 12/1/38	3,180	3,699
5.500%, 1/1/39	11,070	12,702
4.500%, 7/1/39	136,674	150,478
5.500%, 9/1/39	34,810	39,918
5.500%, 12/1/39	16,074	18,451
5.500%, 3/1/40	2,053	2,351
6.500%, 5/1/40	55,903	66,653
4.500%, 7/1/40	15,568	17,144
4.000%, 9/1/40	26,522	28,725
4.000%, 12/1/40	313,467	339,647
5.500%, 4/1/41	3,911	4,410
4.500%, 5/1/41	1,209	1,325
4.500%, 7/1/41	2,312	2,535
5.000%, 7/1/41	75,098	84,276
5.000%, 8/1/41	2,406	2,700
4.500%, 9/1/41	12,047	13,209
4.500%, 10/1/41	4,601	5,045
3.500%, 1/1/42	19,231	20,525
4.000%, 1/1/42	40,052	43,369
3.500%, 4/1/42	9,143	9,822
3.500%, 5/1/42	1,172	1,262
4.000%, 5/1/42	46,280	50,112
3.500%, 6/1/42	2,290	2,465
3.500%, 7/1/42	2,775	2,987
4.500%, 8/1/42	11,356	12,451
4.500%, 9/1/42	15,958	17,548
3.000%, 3/1/43	137,212	144,608
3.000%, 4/1/43	78,678	82,884
3.000%, 5/1/43	63,857	67,575
3.000%, 6/1/43	33,750	35,976
4.500%, 9/1/43	21,721	23,782
4.500%, 11/1/43	106,836	119,279
4.500%, 12/1/43	17,649	19,346
5.000%, 12/1/43	126,416	141,864
4.500%, 1/1/44	20,588	22,541
4.500%, 6/1/44	150,261	165,037
3.000%, 10/1/44	1,178,924	1,241,940

See Notes to Financial Statements.

1514

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
3.500%, 2/1/45	$201,626	$216,481
4.500%, 7/1/45	44,817	49,532
4.500%, 11/1/45	67,809	74,622
4.500%, 12/1/45	35,304	38,687
3.000%, 6/1/46	13,714	14,634
4.500%, 7/1/46	137,881	154,283
3.000%, 8/1/46	2,068	2,210
3.000%, 9/1/46	31,696	33,743
3.000%, 11/1/46	3,437	3,634
3.500%, 11/1/46	9,077	9,725
4.000%, 11/1/46	22,556	24,339
3.000%, 12/1/46	1,382,131	1,447,224
2.500%, 2/1/47	1,057,086	1,090,234
3.000%, 2/1/47	59,548	63,252
4.000%, 3/1/47	1,323,884	1,418,467
3.000%, 4/1/47	1,419,577	1,484,809
3.500%, 5/1/47	44,635	47,934
4.000%, 6/1/47	74,727	80,309
4.000%, 8/1/47	36,195	39,238
4.000%, 10/1/47	34,601	37,120
4.500%, 10/1/47	11,360	12,474
3.500%, 11/1/47	52,967	56,303
4.500%, 11/1/47	89,420	97,539
3.500%, 12/1/47	52,930	56,186
3.500%, 1/1/48	85,699	91,364
4.000%, 1/1/48	34,655	37,149
4.500%, 1/1/48	88,596	96,601
3.500%, 2/1/48	24,173	25,546
3.500%, 3/1/48	176,981	187,037
3.500%, 4/1/48	9,351	10,119
4.500%, 4/1/48	32,669	36,601
4.500%, 5/1/48	597,494	655,121
3.500%, 6/1/48	914,100	965,680
4.500%, 7/1/48	697,315	749,355
4.000%, 8/1/48	51,289	55,706
4.500%, 8/1/48	66,897	73,381
5.000%, 8/1/48	6,798	7,417
5.000%, 9/1/48	22,187	24,191
4.500%, 11/1/48	53,517	58,256
4.000%, 1/1/49	107,447	116,547
4.500%, 2/1/49	205,527	225,015
4.500%, 5/1/49	398,773	446,179
5.000%, 5/1/49	62,880	68,531
3.500%, 6/1/49	1,138,195	1,209,698
4.500%, 9/1/49	19,111	20,613
2.000%, 8/1/50	3,926,382	3,926,493
3.000%, 8/1/50	243,198	254,944
2.000%, 9/1/50	40,438	40,409
4.000%, 9/1/50	151,857	164,639
2.500%, 10/1/50	1,747,601	1,799,126
2.000%, 11/1/50	33,791	33,767
2.000%, 12/1/50	3,742,167	3,746,016
4.000%, 1/1/51	118,102	130,514
2.000%, 4/1/51	3,750,758	3,748,521
2.500%, 4/1/51	1,386,730	1,420,031
3.000%, 6/1/51	2,702,290	2,805,565
2.000%, 8/1/51	4,920,132	4,931,034
2.500%, 9/1/51	4,719,203	4,874,903
3.500%, 9/1/51	2,355,804	2,495,913
2.000%, 11/1/51	3,968,927	3,987,644
2.500%, 11/1/51	5,239,233	5,411,713
2.500%, 12/1/51	1,250,000	1,280,995
FNMA/FHLMC UMBS, 15 Year, Single Family
1.500%, 1/25/37 TBA	2,311,000	2,320,388
2.000%, 1/25/37 TBA	2,920,000	2,993,000
2.500%, 1/25/37 TBA	361,600	374,143
3.000%, 1/25/37 TBA	197,000	206,019
3.500%, 1/25/37 TBA	112,000	118,055
FNMA/FHLMC UMBS, 30 Year, Single Family
1.500%, 1/25/52 TBA	2,431,000	2,353,132
2.000%, 1/25/52 TBA	381,000	380,286
2.500%, 1/25/52 TBA	380,000	388,134
3.000%, 1/25/52 TBA	3,301,569	3,421,767
3.500%, 1/25/52 TBA	2,316,418	2,439,839
4.000%, 1/25/52 TBA	396,267	421,529
5.000%, 1/25/52 TBA	549,000	597,729
2.000%, 2/25/52 TBA	40,711,000	40,545,612
2.500%, 2/25/52 TBA	10,655,000	10,856,030
3.000%, 2/25/52 TBA	1,100,000	1,138,414
4.000%, 2/25/52 TBA	2,522,000	2,682,580
2.500%, 3/25/52 TBA	5,900,000	5,997,950
3.000%, 3/25/52 TBA	3,000,000	3,100,078
3.500%, 3/25/52 TBA	3,400,000	3,571,328
GNMA 1.625%, 7/20/27 (l)	349	354
5.500%, 4/15/33	556	617
5.000%, 12/15/38	3,789	4,231
4.000%, 4/20/39	1,515	1,629
5.000%, 7/15/39	18,996	21,316
4.000%, 7/20/39	3,305	3,557
5.000%, 10/20/39	3,636	4,035
4.500%, 12/20/39	1,410	1,543
4.500%, 1/20/40	1,719	1,882
4.500%, 2/20/40	1,411	1,544
4.500%, 5/20/40	118	130
4.000%, 10/20/40	18,011	19,406
4.000%, 11/20/40	55,498	59,807
5.000%, 12/15/40	13,367	15,004
4.000%, 12/20/40	21,864	23,559
4.000%, 1/20/41	18,973	20,446
4.000%, 3/15/41	13,324	14,446
4.500%, 7/20/41	8,205	9,019
3.500%, 1/15/42	10,736	11,454
4.500%, 2/15/42	107,876	119,928
5.000%, 7/20/42	9,641	10,692
3.500%, 4/15/43	17,889	19,084
3.500%, 4/20/43	37,757	40,408
3.500%, 2/20/44	122,569	131,098
5.000%, 7/20/44	1,424	1,579
4.000%, 10/20/44	613	662
3.500%, 1/20/45	257,181	268,486
3.000%, 2/15/45	28,011	29,613
3.500%, 5/20/45	25,405	26,895
3.000%, 7/15/45	218,450	229,648
4.000%, 8/20/45	344,089	370,918
3.500%, 4/20/46	504,970	533,006
3.500%, 5/20/46	24,161	25,503
3.500%, 6/20/46	300,542	316,758
3.500%, 7/20/46	104,335	109,965
3.500%, 9/20/46	359,058	378,431
3.500%, 10/20/46	46,109	49,217
4.000%, 5/20/47	5,430	5,785
4.000%, 6/20/47	51,120	54,467
4.000%, 11/20/47	60,514	64,306

See Notes to Financial Statements.

1515

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
4.000%, 12/20/47	$28,995	$30,776
4.500%, 9/20/48	28,184	30,215
5.000%, 1/20/49	6,159	6,584
5.000%, 2/20/49	270,764	289,463
4.500%, 3/20/49	115,418	122,453
5.000%, 6/20/49	249,278	266,143
5.000%, 7/20/49	70,826	75,602
3.500%, 11/15/49	10,946	11,482
5.000%, 12/20/49	64,687	69,038
3.500%, 2/15/50	199,931	209,526
4.500%, 4/20/50	40,568	43,005
4.000%, 5/20/50	19,788	20,831
2.500%, 3/20/51	2,296,651	2,379,428
2.500%, 4/20/51	2,305,477	2,385,690
2.500%, 8/20/51	2,117,905	2,196,225
2.000%, 1/15/52 TBA	4,276,000	4,319,428
2.500%, 1/15/52 TBA	3,124,000	3,203,076
3.000%, 1/15/52 TBA	4,899,069	5,071,685
3.500%, 1/15/52 TBA	872,000	908,251
4.000%, 1/15/52 TBA	498,500	524,593
4.500%, 1/15/52 TBA	174,000	183,924
5.000%, 1/15/52 TBA	207,000	220,714
2.500%, 2/15/52 TBA	700,000	716,188

Total Mortgage-Backed Securities		206,586,345

Municipal Bonds (0.3%)
American Municipal Power, Inc. OH Combined Hydroelectric Projects Revenue Bonds, Taxable, Series 2010B 8.084%, 2/15/50	55,000	104,181
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series BB 5.882%, 6/15/44	60,000	91,587
City of San Antonio, Electric & Gas Systems, Revenue Bonds, Series 2010A 5.808%, 2/1/41	60,000	85,894
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E 6.600%, 8/1/42	25,000	39,677
County of Los Angeles Unified School District, General Obligation Bonds 6.758%, 7/1/34	80,000	111,415
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A 6.637%, 4/1/57	46,000	70,033
Metropolitan Transportation Authority, Revenue Bonds, Series 2010E 6.814%, 11/15/40	55,000	78,261
New Jersey Economic Development Authority, Revenue Bonds, Series B, AGM
(Zero Coupon), 2/15/22	800,000	799,735
New Jersey Turnpike Authority, Revenue Bonds, Series 2009F 7.414%, 1/1/40	75,000	120,730
New York & New Jersey Port Authority, Consolidated Bonds, Series 181 4.960%, 8/1/46	40,000	54,403
Port Authority of New York and New Jersey Consolidated Notes, Series AAA 1.086%, 7/1/23	35,000	35,187
Regents of the University of California Medical Center, Revenue Bonds, Series 2010H 5.235%, 5/15/22	545,000	554,687
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1 7.043%, 4/1/50	60,000	104,952
State of California Federally Taxable General Obligation Refunding Bonds Various Purpose 4.600%, 4/1/38	100,000	115,115
State of California, Various Purposes, General Obligation Bonds, Series 2009 7.550%, 4/1/39	130,000	216,951
State of Illinois, General Obligation Bonds 5.100%, 6/1/33	270,000	312,089
State of Illinois, Sales Tax Corporation Second Lien Securitization Bonds, Taxable Series 2020B 3.057%, 1/1/34	600,000	613,322
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds, Series 2010H 5.389%, 3/15/40	45,000	60,562
Texas Transportation Commission State of Texas Mobility Fund General Obligation Build America Bonds Series 2009A 5.517%, 4/1/39	80,000	112,565
The Regent of The University of California General Revenue Bonds 2020, Series BG 0.883%, 5/15/25	35,000	34,612
University of California, General Revenue Bonds, Series 2012-AD 4.858%, 5/15/12	57,000	83,842

Total Municipal Bonds		3,799,800

Supranational (0.7%)
African Development Bank 0.875%, 3/23/26	150,000	148,354
Asian Development Bank 2.750%, 3/17/23	85,000	87,200
0.250%, 7/14/23	135,000	133,972
0.250%, 10/6/23	100,000	98,919
0.375%, 6/11/24	90,000	88,301
0.500%, 2/4/26	200,000	193,949
1.000%, 4/14/26	100,000	98,874
2.625%, 1/12/27	50,000	53,134
1.875%, 1/24/30	200,000	205,051
Asian Infrastructure Investment Bank (The)
0.250%, 9/29/23	65,000	64,438
0.500%, 5/28/25	100,000	97,812
Corp. Andina de Fomento 2.375%, 5/12/23	250,000	254,355
Council of Europe Development Bank
2.500%, 2/27/24	30,000	31,013
0.875%, 9/22/26	50,000	48,992

See Notes to Financial Statements.

1516

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
European Bank for Reconstruction & Development
2.750%, 3/7/23	$25,000	$25,632
0.500%, 1/28/26	200,000	193,996
European Investment Bank 2.875%, 8/15/23	100,000	103,481
0.250%, 9/15/23	110,000	109,146
3.250%, 1/29/24	50,000	52,519
2.625%, 3/15/24	85,000	88,335
2.250%, 6/24/24	200,000	206,636
1.875%, 2/10/25	100,000	101,503
1.625%, 3/14/25	100,000	101,779
0.625%, 7/25/25	250,000	245,671
2.125%, 4/13/26	75,000	77,666
0.750%, 10/26/26 (x)	139,000	134,741
1.625%, 10/9/29	55,000	55,348
0.750%, 9/23/30	100,000	93,592
Inter-American Development Bank 2.500%, 1/18/23	100,000	102,037
3.000%, 2/21/24	75,000	78,440
2.125%, 1/15/25	100,000	103,311
1.750%, 3/14/25	300,000	306,606
0.625%, 7/15/25	1,000,000	982,970
2.250%, 6/18/29	50,000	52,579
International Bank for Reconstruction & Development
2.125%, 2/13/23	68,000	69,192
1.750%, 4/19/23	100,000	101,492
1.875%, 6/19/23	100,000	101,793
0.250%, 11/24/23	50,000	49,535
2.500%, 3/19/24	100,000	103,621
1.625%, 1/15/25	200,000	203,343
0.625%, 4/22/25	250,000	246,052
0.375%, 7/28/25 (x)	100,000	97,216
2.500%, 7/29/25	75,000	78,465
3.125%, 11/20/25	25,000	26,948
1.875%, 10/27/26	150,000	153,813
0.750%, 11/24/27	95,000	90,909
1.125%, 9/13/28	200,000	194,147
0.750%, 8/26/30	170,000	160,035
1.625%, 11/3/31	238,000	240,620
International Finance Corp. 2.875%, 7/31/23	30,000	31,029
1.375%, 10/16/24	90,000	90,919
0.750%, 10/8/26	80,000	77,926
0.750%, 8/27/30	100,000	93,409
Nordic Investment Bank 0.375%, 5/19/23	200,000	199,422

Total Supranational		7,230,238

U.S. Government Agency Securities (1.3%)
FFCB 1.040%, 1/25/29	250,000	237,998
1.380%, 1/14/31	250,000	239,841
FHLB 2.500%, 2/13/24	200,000	207,147
2.875%, 9/13/24	75,000	78,919
0.375%, 9/4/25	120,000	116,539
3.250%, 11/16/28	250,000	279,090
FHLMC 2.375%, 1/13/22	300,000	300,190
0.250%, 8/24/23	215,000	213,620
0.125%, 10/16/23	190,000	188,106
0.250%, 12/4/23	420,000	416,334
0.375%, 9/23/25	230,000	223,645
0.650%, 10/22/25	2,600,000	2,532,717
0.650%, 10/27/25	2,600,000	2,542,749
0.800%, 10/28/26	2,600,000	2,529,313
FNMA 2.000%, 1/5/22	200,000	200,021
0.250%, 5/22/23	500,000	497,379
0.250%, 7/10/23	455,000	452,480
1.750%, 7/2/24	100,000	102,192
2.625%, 9/6/24	332,000	347,073
0.625%, 4/22/25	430,000	423,875
0.500%, 6/17/25	250,000	245,087
0.375%, 8/25/25	240,000	233,440
2.125%, 4/24/26	110,000	114,124
1.875%, 9/24/26	100,000	102,769
0.750%, 10/8/27	500,000	483,433
0.875%, 8/5/30	500,000	471,230
Iraq Government AID Bonds 2.149%, 1/18/22	200,000	200,148
Tennessee Valley Authority 2.875%, 9/15/24	50,000	52,489
0.750%, 5/15/25	335,000	330,956

Total U.S. Government Agency Securities		14,362,904

U.S. Treasury Obligations (28.4%)
U.S. Treasury Bonds 7.125%, 2/15/23	200,000	214,878
6.875%, 8/15/25	200,000	241,071
6.750%, 8/15/26	100,000	124,648
4.250%, 5/15/39	187,000	256,794
4.500%, 8/15/39	208,000	294,199
4.375%, 11/15/39	908,000	1,265,383
4.625%, 2/15/40	626,000	898,345
1.125%, 5/15/40	755,000	660,961
1.125%, 8/15/40	755,000	658,144
3.875%, 8/15/40	526,000	692,515
1.375%, 11/15/40	5,995,000	5,453,051
4.250%, 11/15/40	526,000	726,350
1.875%, 2/15/41	2,300,000	2,272,927
4.375%, 5/15/41	3,200,000	4,506,135
1.750%, 8/15/41	3,700	3,580
3.125%, 2/15/43	780,000	939,661
2.875%, 5/15/43	2,680,000	3,112,955
3.625%, 8/15/43	2,480,000	3,220,125
3.750%, 11/15/43	2,180,000	2,885,775
3.625%, 2/15/44	1,300,000	1,693,250
3.375%, 5/15/44	1,200,000	1,509,731
3.125%, 8/15/44	800,000	971,074
3.000%, 11/15/44	1,000,000	1,191,918
2.500%, 2/15/45	3,083,000	3,388,827
3.000%, 5/15/45	300,000	358,570
2.875%, 8/15/45	1,800,000	2,112,017
2.250%, 8/15/46	600,000	633,603
2.875%, 11/15/46	715,000	845,123
3.000%, 5/15/47	1,100,000	1,332,945
2.750%, 11/15/47	3,083,000	3,586,203
3.000%, 2/15/48#	4,959,000	6,045,718
2.875%, 5/15/49	900,000	1,082,487
1.250%, 5/15/50	1,000,000	847,449
1.375%, 8/15/50	3,402,000	2,974,521
1.625%, 11/15/50	2,500,000	2,323,918

See Notes to Financial Statements.

1517

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
1.875%, 2/15/51	$4,000	$3,949
2.375%, 5/15/51	6,500,000	7,166,030
1.875%, 11/15/51	7,400,000	7,346,812
U.S. Treasury Notes
1.500%, 1/31/22	18,000	18,020
1.750%, 4/30/22	18,000	18,095
1.750%, 7/15/22	4,510,000	4,546,273
1.500%, 8/15/22	153,000	154,175
1.500%, 9/15/22	7,000	7,060
1.375%, 10/15/22	56,000	56,453
1.625%, 11/15/22	55,000	55,590
1.625%, 12/15/22	37,000	37,437
2.125%, 12/31/22	10,000	10,167
1.500%, 1/15/23	164,000	165,780
1.500%, 2/28/23	1,645,000	1,664,371
0.500%, 3/15/23	4,510,000	4,511,125
0.125%, 3/31/23	672,000	668,775
0.250%, 4/15/23	4,510,000	4,494,882
0.125%, 4/30/23	4,172,000	4,149,202
1.625%, 4/30/23	600,000	608,602
0.125%, 5/15/23	1,000,000	994,257
1.750%, 5/15/23	2,133,000	2,168,068
0.125%, 5/31/23	672,000	667,873
1.625%, 5/31/23	925,000	938,911
2.750%, 5/31/23	1,010,000	1,041,103
1.375%, 6/30/23	1,900,000	1,922,516
2.625%, 6/30/23	200,000	206,048
1.250%, 7/31/23	850,000	858,532
2.500%, 8/15/23	800,000	823,959
1.375%, 8/31/23	850,000	860,054
1.375%, 9/30/23	1,050,000	1,062,646
0.375%, 10/31/23	4,500,000	4,474,244
1.625%, 10/31/23	900,000	915,085
0.250%, 11/15/23	1,700,000	1,685,956
2.750%, 11/15/23	950,000	985,867
2.125%, 11/30/23	1,050,000	1,078,055
2.250%, 12/31/23	1,420,000	1,462,458
2.250%, 1/31/24	2,250,000	2,318,824
2.500%, 1/31/24	1,200,000	1,242,899
2.750%, 2/15/24	837,000	871,822
2.125%, 2/29/24	2,650,000	2,726,056
2.125%, 3/31/24	2,230,000	2,295,141
0.375%, 4/15/24	1,547,000	1,531,305
2.000%, 4/30/24	1,475,000	1,515,045
2.500%, 5/15/24	1,387,000	1,440,722
2.000%, 5/31/24	2,200,000	2,260,511
0.250%, 6/15/24	262,000	258,173
1.750%, 6/30/24	508,000	519,111
2.000%, 6/30/24	550,000	565,286
1.750%, 7/31/24	1,019,000	1,041,818
2.125%, 7/31/24	6,560,000	6,768,406
2.375%, 8/15/24	2,200,000	2,284,553
1.250%, 8/31/24	1,500,000	1,514,002
1.875%, 8/31/24	1,800,000	1,845,736
1.500%, 9/30/24	1,682,000	1,708,793
2.125%, 9/30/24	1,650,000	1,703,918
0.625%, 10/15/24	361,000	358,177
1.500%, 10/31/24	8,801,000	8,940,197
2.250%, 10/31/24	1,800,000	1,865,584
2.250%, 11/15/24	2,600,000	2,695,873
1.500%, 11/30/24	1,516,000	1,540,113
2.125%, 11/30/24	300,000	310,055
1.750%, 12/31/24	8,230,000	8,419,685
2.250%, 12/31/24	850,000	882,096
1.375%, 1/31/25	352,000	356,069
2.000%, 2/15/25	962,000	991,011
0.500%, 3/31/25	464,000	456,419
0.375%, 4/30/25	6,991,000	6,838,421
2.125%, 5/15/25	1,953,000	2,022,497
2.000%, 8/15/25	2,750,000	2,836,914
0.250%, 8/31/25	1,200,000	1,162,831
2.250%, 11/15/25	3,400,000	3,542,584
0.375%, 11/30/25	1,543,000	1,497,026
0.375%, 12/31/25	2,043,000	1,981,001
0.375%, 1/31/26	3,100,000	3,001,068
1.625%, 2/15/26	3,375,000	3,434,288
0.500%, 2/28/26	2,500,000	2,429,924
0.750%, 4/30/26	6,555,000	6,427,643
2.375%, 4/30/26	650,000	682,027
1.625%, 5/15/26	6,950,000	7,070,829
0.750%, 5/31/26	1,166,000	1,142,665
0.875%, 6/30/26	2,000,000	1,969,307
0.625%, 7/31/26	1,750,000	1,702,564
1.500%, 8/15/26	8,903,000	9,008,703
0.875%, 9/30/26	2,000,000	1,965,777
2.000%, 11/15/26	3,400,000	3,519,564
1.625%, 11/30/26	1,118,000	1,137,743
2.250%, 2/15/27	1,125,000	1,179,267
0.625%, 3/31/27	1,750,000	1,692,622
2.375%, 5/15/27	2,510,000	2,650,520
0.500%, 5/31/27	2,228,000	2,134,540
2.250%, 8/15/27	7,195,000	7,551,434
0.500%, 8/31/27	1,000,000	954,880
2.250%, 11/15/27	3,510,000	3,687,263
0.625%, 11/30/27	875,000	838,679
2.750%, 2/15/28	1,310,000	1,416,458
1.250%, 3/31/28	348,000	345,169
1.250%, 4/30/28	442,000	438,285
2.875%, 5/15/28	2,110,000	2,300,215
1.250%, 5/31/28	91,000	90,170
1.000%, 7/31/28	143,000	139,330
2.875%, 8/15/28	2,540,000	2,775,530
1.250%, 9/30/28	148,000	146,381
1.375%, 10/31/28	2,000,000	1,993,336
3.125%, 11/15/28	3,728,000	4,146,382
2.625%, 2/15/29	3,224,000	3,488,163
2.375%, 5/15/29	2,630,000	2,805,414
1.625%, 8/15/29	539,000	547,139
1.750%, 11/15/29	1,111,000	1,138,862
1.500%, 2/15/30	2,351,000	2,363,673
0.625%, 5/15/30	2,090,000	1,956,614
0.625%, 8/15/30	3,322,000	3,098,803
0.875%, 11/15/30	4,000,000	3,800,277
1.125%, 2/15/31	3,594,000	3,484,647
1.625%, 5/15/31	3,213,000	3,254,418
1.250%, 8/15/31	2,028,000	1,983,479
1.375%, 11/15/31	7,250,000	7,159,375

Total U.S. Treasury Obligations		311,315,382

Total Long-Term Debt Securities (98.6%) (Cost $1,092,228,315)		1,080,507,655

See Notes to Financial Statements.

1518

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount		Value (Note 1)
SHORT-TERM INVESTMENTS:
Foreign Government Treasury Bills (1.1%)
Federative Republic of Brazil
0.00%, 4/1/22 (p)	BRL	58,400,000	$10,241,932
0.00%, 7/1/22 (p)		6,300,000	1,073,800

Total Foreign Government Treasury Bills			11,315,732

	Number of Shares		Value (Note 1)
Investment Companies (3.8%)
BlackRock Liquidity FedFund, Institutional Shares (xx)		500,000	500,000
JPMorgan Prime Money Market Fund, IM Shares		41,076,647	41,093,077

Total Investment Companies			41,593,077

	Principal Amount		Value (Note 1)
Repurchase Agreements (0.1%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $21,255, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $21,684. (xx)		$21,255	21,255
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $211,955, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $216,194. (xx)		211,955	211,955
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $1,000,039, collateralized by various Common Stocks; total market value $1,111,322. (xx)		1,000,000	1,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $200,002, collateralized by various Common Stocks; total market value $221,073. (xx)		200,000	200,000

Total Repurchase Agreements			1,433,210

U.S. Treasury Obligations (3.7%)
U.S. Treasury Bills
0.05%, 2/17/22 (p)		2,500,000	2,499,825
0.04%, 2/22/22 (p)		2,200,000	2,199,882
0.05%, 2/24/22 (p)		5,600,000	5,599,573
0.05%, 3/8/22 (p)		2,700,000	2,699,762
0.06%, 3/10/22 (p)		5,100,000	5,099,450
0.04%, 3/15/22 (p)		2,300,000	2,299,802
0.05%, 3/22/22 (p)		4,400,000	4,399,468
0.05%, 3/29/22 (p)		1,300,000	1,299,841
0.06%, 3/31/22 (p) (v)		800,000	799,874
0.09%, 4/28/22 (p)		13,400,000	13,395,940

Total U.S. Treasury Obligations			40,293,417

Total Short-Term Investments (8.7%) (Cost $94,969,672)			94,635,436

	Number of Contracts		Value (Note 1)
OPTIONS PURCHASED:
Put Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
3 Month Eurodollar 06/13/2022 at USD 99.25, American Style Notional Amount: USD 15,500,000 Exchange Traded*		62	9,688

Total Options Purchased (0.0%) (Cost $6,976)			9,688

Total Investments Before Securities Sold Short (107.3%) (Cost $1,187,204,963)			1,175,152,779

	Principal Amount		Value (Note 1)
SECURITIES SOLD SHORT:
Mortgage-Backed Security (-0.1%)
FNMA/FHLMC UMBS, 30 Year, Single Family
4.500%, 1/25/52 TBA		$(671,000)	(719,235)

Total Securities Sold Short (-0.1%) (Proceeds Received $719,595)			(719,235)

Total Investments after Securities Sold Short (107.2%) (Cost $1,186,485,368)			1,174,433,544
Other Assets Less Liabilities (-7.2%)			(78,783,597)

Net Assets (100%)			$1,095,649,947

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2021, the market value of these securities amounted to $158,673,895 or 14.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $224,322.

See Notes to Financial Statements.

1519

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

(e)	Step Bond—Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2021.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $9,897,371 or 0.9% of net assets.

(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $110,982.
(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $1,896,612. This was collateralized by cash of $1,933,210 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2021.

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.
ARM	— Adjustable Rate Mortgage
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
CLO	— Collateralized Loan Obligation
CPI	— Consumer Price Index
DKK	— Denmark Krone
EUR	— European Currency Unit
EURIBOR	— Euro Interbank Offered Rate
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
PIK	— Payment-in Kind Security
PEN	— Peruvian Sol
REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate
TBA	— To Be Announced; Security is subject to delayed
delivery
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note	43	3/2022	USD	9,381,391	(7,574)
U.S. Treasury 5 Year Note	168	3/2022	USD	20,324,063	(8,565)
U.S. Treasury 10 Year Note	315	3/2022	USD	41,097,656	230,664
U.S. Treasury Long Bond	26	3/2022	USD	4,171,375	8,680
U.S. Treasury Ultra Bond	25	3/2022	USD	4,928,125	107,870

					331,075

Short Contracts
Euro-Bund	(3)	3/2022	EUR	(585,314)	10,682
Euro-Buxl	(8)	3/2022	EUR	(1,882,988)	90,510
Japan 10 Year Bond	(8)	3/2022	JPY	(10,542,641)	30,897
Long Gilt	(94)	3/2022	GBP	(15,891,489)	(24,750)
U.S. Treasury 10 Year Note	(88)	3/2022	USD	(11,481,250)	(130,554)
U.S. Treasury 10 Year Ultra Note	(35)	3/2022	USD	(5,125,312)	(57,098)
U.S. Treasury Long Bond	(21)	3/2022	USD	(3,369,187)	(22,343)

					(102,656)

					228,419

See Notes to Financial Statements.

1520

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Forward Foreign Currency Contracts outstanding as of December 31, 2021 (Note 1):
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
BRL	8,688,063	USD	1,538,268	Goldman Sachs Bank USA**	1/4/2022	21,527
BRL	6,000,000	USD	1,053,371	JPMorgan Chase Bank**	1/4/2022	23,828
EUR	212,000	USD	239,780	Bank of America	1/4/2022	1,582
AUD	3,288,000	USD	2,353,825	JPMorgan Chase Bank	1/7/2022	38,379
GBP	233,000	USD	314,315	HSBC Bank plc	1/7/2022	1,061
BRL	8,688,063	USD	1,516,625	JPMorgan Chase Bank**	2/2/2022	32,200
USD	725,926	DKK	4,655,000	Goldman Sachs Bank USA	4/1/2022	11,943
USD	9,237,630	BRL	52,200,000	JPMorgan Chase Bank**	4/4/2022	79,253
USD	1,104,662	BRL	6,300,000	Goldman Sachs Bank USA**	7/5/2022	29,591
USD	369,204	PEN	1,492,174	Bank of America**	7/26/2022	544

Total unrealized appreciation						239,908

USD	2,576,494	BRL	14,688,063	JPMorgan Chase Bank**	1/4/2022	(60,502)
USD	4,102,113	EUR	3,639,000	Barclays Bank plc	1/4/2022	(40,888)
USD	2,622,972	AUD	3,717,000	Barclays Bank plc	1/7/2022	(81,353)
USD	837,136	AUD	1,191,000	Deutsche Bank AG	1/7/2022	(29,384)
USD	707,965	CAD	902,000	Goldman Sachs Bank USA	1/7/2022	(5,105)
USD	8,674,060	GBP	6,519,000	Goldman Sachs Bank USA	1/7/2022	(149,677)
USD	172,881	PEN	715,934	Bank of America**	1/18/2022	(6,379)
CLP	670,226,700	USD	806,783	Barclays Bank plc**	2/2/2022	(23,337)
USD	3,899,412	EUR	3,427,000	Barclays Bank plc	2/2/2022	(4,569)
JPY	256,600,000	USD	2,268,807	Barclays Bank plc	2/17/2022	(37,325)
JPY	137,800,000	USD	1,214,390	JPMorgan Chase Bank	2/17/2022	(16,033)
NOK	7,465,000	USD	850,351	Deutsche Bank AG	2/17/2022	(3,365)
NOK	11,435,000	USD	1,313,245	Goldman Sachs Bank USA	2/17/2022	(15,820)
USD	54,588	MXN	1,156,538	HSBC Bank plc	2/24/2022	(1,401)
USD	57,129	CAD	73,000	Standard Chartered Bank	3/16/2022	(572)
USD	2,510,169	EUR	2,217,000	Natwest Markets plc	3/16/2022	(17,555)
USD	174,891	MYR	740,401	Goldman Sachs Bank USA**	3/16/2022	(2,297)
USD	1,064,286	BRL	6,200,000	JPMorgan Chase Bank**	4/4/2022	(23,490)
USD	962,645	PEN	4,028,187	Bank of America**	6/23/2022	(35,273)

Total unrealized depreciation						(554,325)

Net unrealized depreciation						(314,417)

** Non-deliverable forward.

Written Put Options Contracts as of December 31, 2021 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
Mid-Curve 1-Year Eurodollar	Exchange Traded	31	USD (7,750,000)	USD 98.00	6/10/2022	(4,264)

Total Written Options Contracts (Premiums Received ($5,663))						(4,264)

See Notes to Financial Statements.

1521

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$69,713,440	$—	$69,713,440
Collateralized Mortgage Obligations	—	89,363,688	—	89,363,688
Commercial Mortgage-Backed Securities	—	66,956,868	—	66,956,868
Corporate Bonds
Communication Services	—	21,712,388	—	21,712,388
Consumer Discretionary	—	16,138,227	—	16,138,227
Consumer Staples	—	11,498,291	—	11,498,291
Energy	—	19,633,204	—	19,633,204
Financials	—	101,672,100	—	101,672,100
Health Care	—	22,469,437	—	22,469,437
Industrials	—	25,088,856	—	25,088,856
Information Technology	—	28,561,191	—	28,561,191
Materials	—	4,947,067	—	4,947,067
Real Estate	—	18,990,679	—	18,990,679
Utilities	—	27,020,073	—	27,020,073
Foreign Government Securities	—	11,572,886	1,983	11,574,869
Forward Currency Contracts	—	239,908	—	239,908
Futures	479,303	—	—	479,303
Loan Participations
Consumer Discretionary	—	963,035	—	963,035
Financials	—	909,573	—	909,573
Mortgage-Backed Securities	—	206,586,345	—	206,586,345
Municipal Bonds	—	3,799,800	—	3,799,800
Options Purchased
Put Options Purchased	9,688	—	—	9,688
Short-Term Investments
Foreign Government Treasury Bills	—	11,315,732	—	11,315,732
Investment Companies	41,593,077	—	—	41,593,077
Repurchase Agreements	—	1,433,210	—	1,433,210
U.S. Treasury Obligations	—	40,293,417	—	40,293,417
Supranational	—	7,230,238	—	7,230,238
U.S. Government Agency Securities	—	14,362,904	—	14,362,904
U.S. Treasury Obligations	—	311,315,382	—	311,315,382

Total Assets	$42,082,068	$1,133,787,939	$1,983	$1,175,871,990

Liabilities:
Forward Currency Contracts	$—	$(554,325)	$—	$(554,325)
Futures	(250,884)	—	—	(250,884)
Mortgage-Backed Securities	—	(719,235)	—	(719,235)
Options Written
Put Options Written	(4,264)	—	—	(4,264)

Total Liabilities	$(255,148)	$(1,273,560)	$—	$(1,528,708)

Total	$41,826,920	$1,132,514,379	$1,983	$1,174,343,282

(a)	A security with a market value of $148,574 transferred from Level 3 to Level 2 at the end of the period due to observable market inputs.

See Notes to Financial Statements.

1522

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

Fair Values of Derivative Instruments as of December 31, 2021:
	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets—Unrealized appreciation	$488,991	*
Foreign exchange contracts	Receivables	239,908

Total		$728,899

	Liability Derivatives
Interest rate contracts	Payables, Net assets—Unrealized depreciation	$(255,148	)*
Foreign exchange contracts	Payables	(554,325)

Total		$(809,473)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$198,161	$874,450	$—	$1,072,611
Foreign exchange contracts	—	—	1,445,280	1,445,280

Total	$198,161	$874,450	$1,445,280	$2,517,891

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$49,915	$216,466	$—	$266,381
Foreign exchange contracts	—	—	787,728	787,728

Total	$49,915	$216,466	$787,728	$1,054,109

^ This Portfolio held options, forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $70,888,000, option contracts and futures contracts with an average notional balance of approximately $917,000 and $134,461,000 respectively, during the year ended December 31, 2021.

See Notes to Financial Statements.

1523

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received*	Net Amount Due from Counterparty
Bank of America	$2,126	$(2,126)	$—	$—
Goldman Sachs Bank USA	63,061	(63,061)	—	—
HSBC Bank plc	1,061	(1,061)	—	—
JPMorgan Chase Bank	173,660	(100,025)	(73,635)	—

Total	$239,908	$(166,273)	$(73,635)	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$41,652	$(2,126)	$—	$39,526
Barclays Bank plc	187,472	—	(110,982)	76,490
Deutsche Bank AG	32,749	—	—	32,749
Goldman Sachs Bank USA	172,899	(63,061)	—	109,838
HSBC Bank plc	1,401	(1,061)	—	340
JPMorgan Chase Bank	100,025	(100,025)	—	—
Natwest Markets plc	17,555	—	—	17,555
Standard Chartered Bank	572	—	—	572

Total	$554,325	$(166,273)	$(110,982)	$277,070

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
*	The table above does not include the additional collateral received from the counterparty. Total additional collateral received is $186,365.

Sale—Buyback Transactions:

The average amount of borrowings while outstanding for 26 days during the year ended December 31, 2021, was approximately $1,593,000 at a weighted average interest rate of 0.10%.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,453,804,729
Long-term U.S. government debt securities	258,511,688

$2,712,316,417

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,440,196,797
Long-term U.S. government debt securities	203,248,206

$2,643,445,003

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$21,455,606
Aggregate gross unrealized depreciation	(35,545,608)

Net unrealized depreciation	$(14,090,002)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,188,433,284

See Notes to Financial Statements.

1524

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,185,771,753)	$1,173,719,569
Repurchase Agreements (Cost $1,433,210)	1,433,210
Cash	10,619,145
Foreign cash (Cost $595,994)	599,970
Cash held as collateral at broker for futures	1,134,000
Receivable for forward settling transactions	97,892,881
Receivable for securities sold	12,754,902
Dividends, interest and other receivables	4,748,934
Due from broker for futures variation margin	271,526
Unrealized appreciation on forward foreign currency contracts	239,908
Receivable for Portfolio shares sold	198,546
Securities lending income receivable	863
Other assets	4,005

Total assets	1,303,617,459

LIABILITIES
Payable for forward settling transactions	196,044,466
Payable for securities purchased	7,013,841
Payable for return of collateral on securities loaned	1,933,210
Securities sold short (Proceeds received $719,595)	719,235
Unrealized depreciation on forward foreign currency contracts	554,325
Investment management fees payable	417,817
Payable for return of cash collateral on forward foreign currency contracts	260,000
Payable for return of cash collateral on forward settling transactions	175,000
Payable for Portfolio shares redeemed	142,915
Administrative fees payable	109,960
Distribution fees payable – Class IB	63,737
Distribution fees payable – Class IA	6,430
Options written, at value (Premiums received $5,663)	4,264
Other liabilities	247,472
Accrued expenses	274,840

Total liabilities	207,967,512

NET ASSETS	$1,095,649,947

Net assets were comprised of:
Paid in capital	$1,119,263,449
Total distributable earnings (loss)	(23,613,502)

Net assets	$1,095,649,947

Class IA
Net asset value, offering and redemption price per share, $30,369,285 / 3,069,776 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.89

Class IB
Net asset value, offering and redemption price per share, $300,420,266 / 30,282,928 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.92

Class K
Net asset value, offering and redemption price per share, $764,860,396 / 77,267,549 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.90

(x)	Includes value of securities on loan of $1,896,612.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest (net of $2,493 foreign withholding tax)	$24,553,827
Dividends	23,323
Securities lending (net)	11,724

Total income	24,588,874

EXPENSES
Investment management fees	5,904,633
Administrative fees	1,284,460
Distribution fees – Class IB	734,607
Custodian fees	249,000
Professional fees	110,371
Distribution fees – Class IA	75,191
Printing and mailing expenses	53,796
Trustees’ fees	32,490
Miscellaneous	144,771

Gross expenses	8,589,319
Less: Waiver from investment manager	(860,698)

Net expenses	7,728,621

NET INVESTMENT INCOME (LOSS)	16,860,253

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities (net of Indonesian tax of $1,287 on realized on investments)	(1,438,716)
Futures contracts	874,450
Forward foreign currency contracts	1,445,280
Foreign currency transactions	(2,468)
Options written	100,445
Securities sold short	38,525

Net realized gain (loss)	1,017,516

Change in unrealized appreciation (depreciation) on:
Investments in securities	(32,273,589)
Futures contracts	216,466
Forward foreign currency contracts	787,728
Foreign currency translations	(19,597)
Options written	1,399
Securities sold short	17,387

Net change in unrealized appreciation (depreciation)	(31,270,206)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(30,252,690)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,392,437)

See Notes to Financial Statements.

1525

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,860,253	$17,575,796
Net realized gain (loss)	1,017,516	22,840,365
Net change in unrealized appreciation (depreciation)	(31,270,206)	17,225,197

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,392,437)	57,641,358

Distributions to shareholders:
Class IA	(480,585)	(1,107,712)
Class IB	(4,723,055)	(10,111,646)
Class K	(14,016,298)	(27,440,170)

Total distributions to shareholders	(19,219,938)	(38,659,528)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 308,325 and 872,956 shares, respectively ]	3,083,962	8,835,739
Capital shares issued in reinvestment of dividends and distributions [ 48,170 and 108,482 shares, respectively ]	480,585	1,107,712
Capital shares repurchased [ (271,364) and (801,546) shares, respectively ]	(2,720,143)	(8,116,403)

Total Class IA transactions	844,404	1,827,048

Class IB
Capital shares sold [ 5,347,435 and 5,749,158 shares, respectively ]	53,764,213	59,064,805
Capital shares issued in reinvestment of dividends and distributions [ 472,094 and 987,666 shares, respectively ]	4,723,055	10,111,646
Capital shares repurchased [ (2,894,917) and (6,375,725) shares, respectively ]	(29,044,371)	(64,602,437)

Total Class IB transactions	29,442,897	4,574,014

Class K
Capital shares sold [ 11,874,212 and 16,561,986 shares, respectively ]	119,478,458	169,605,269
Capital shares issued in reinvestment of dividends and distributions [ 1,403,883 and 2,685,219 shares, respectively ]	14,016,298	27,435,562
Capital shares repurchased [ (7,292,851) and (9,002,624) shares, respectively ]	(73,015,060)	(90,902,868)

Total Class K transactions	60,479,696	106,137,963

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	90,766,997	112,539,025

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,154,622	131,520,855
NET ASSETS:
Beginning of year	1,037,495,325	905,974,470

End of year	$1,095,649,947	$1,037,495,325

See Notes to Financial Statements.

1526

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.20	$9.96	$9.56	$9.86	$9.78

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.17	0.23	0.22	0.18
Net realized and unrealized gain (loss)	(0.29)	0.46	0.46	(0.26)	0.11

Total from investment operations	(0.15)	0.63	0.69	(0.04)	0.29

Less distributions:
Dividends from net investment income	(0.15)	(0.20)	(0.21)	(0.26)	(0.21)
Distributions from net realized gains	(0.01)	(0.19)	(0.08)	—	—

Total dividends and distributions	(0.16)	(0.39)	(0.29)	(0.26)	(0.21)

Net asset value, end of year	$9.89	$10.20	$9.96	$9.56	$9.86

Total return	(1.47)%	6.31%	7.33%	(0.37)%	2.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$30,369	$30,439	$27,944	$28,429	$29,623
Ratio of expenses to average net assets:
After waivers (f)	0.89%	0.90%	0.93%*	0.96%*	0.90%
Before waivers (f)	0.97%	1.00%	1.03%*	1.06%*	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.38%	1.66%	2.35%	2.30%	1.85%
Before waivers (f)	1.30%	1.56%	2.24%	2.20%	1.74%
Portfolio turnover rate^	246%	324%	314%	312%	359%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.23	$9.99	$9.58	$9.88	$9.80

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.17	0.23	0.22	0.18
Net realized and unrealized gain (loss)	(0.29)	0.46	0.47	(0.26)	0.11

Total from investment operations	(0.15)	0.63	0.70	(0.04)	0.29

Less distributions:
Dividends from net investment income	(0.15)	(0.20)	(0.21)	(0.26)	(0.21)
Distributions from net realized gains	(0.01)	(0.19)	(0.08)	—	—

Total dividends and distributions	(0.16)	(0.39)	(0.29)	(0.26)	(0.21)

Net asset value, end of year	$9.92	$10.23	$9.99	$9.58	$9.88

Total return	(1.47)%	6.29%	7.42%	(0.37)%	2.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$300,420	$279,779	$269,676	$253,339	$281,820
Ratio of expenses to average net assets:
After waivers (f)	0.89%	0.90%	0.93%*	0.96%*	0.90%
Before waivers (f)	0.97%	1.00%	1.03%*	1.06%*	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.38%	1.67%	2.35%	2.30%	1.84%
Before waivers (f)	1.30%	1.57%	2.24%	2.20%	1.74%
Portfolio turnover rate^	246%	324%	314%	312%	359%

See Notes to Financial Statements.

1527

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.20	$9.97	$9.56	$9.86	$9.78

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.20	0.26	0.24	0.21
Net realized and unrealized gain (loss)	(0.28)	0.44	0.47	(0.26)	0.10

Total from investment operations	(0.12)	0.64	0.73	(0.02)	0.31

Less distributions:
Dividends from net investment income	(0.17)	(0.22)	(0.24)	(0.28)	(0.23)
Distributions from net realized gains	(0.01)	(0.19)	(0.08)	—	—

Total dividends and distributions	(0.18)	(0.41)	(0.32)	(0.28)	(0.23)

Net asset value, end of year	$9.90	$10.20	$9.97	$9.56	$9.86

Total return	(1.15)%	6.46%	7.71%	(0.12)%	3.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$764,860	$727,277	$608,354	$423,776	$458,937
Ratio of expenses to average net assets:
After waivers (f)	0.64%	0.65%	0.68%*	0.71%*	0.65%
Before waivers (f)	0.72%	0.75%	0.78%*	0.81%*	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.63%	1.91%	2.59%	2.55%	2.09%
Before waivers (f)	1.55%	1.81%	2.48%	2.45%	1.99%
Portfolio turnover rate^	246%	324%	314%	312%	359%
*	Includes Interest Expense of 0.06% and 0.03% for the years ended December 31, 2018 and 2019, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1528

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.
➢	Allianz Global Investors U.S. LLC
➢	Wellington Management Company LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/21

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	20.82%	29.45%	22.07%
Portfolio – Class IB Shares	20.81	29.43	22.07
Portfolio – Class K Shares*	21.12	29.76	22.22
S&P North American Technology Sector Index	26.40	29.99	23.54
Russell 1000® Index	26.45	18.43	16.54

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.81% for the year ended December 31, 2021. This compares to the returns of the following benchmarks over the same period: the S&P North American Technology Sector Index and the Russell 1000® Index, which returned 26.40% and 26.45%, respectively.

Portfolio Highlights

Technology companies across multiple industries continued to demonstrate solid earnings growth, and the stocks delivered strong absolute gains but underperformed the broad market. The period included higher market volatility and market rotations due to the waves of COVID variants throughout the year. While there is economic uncertainty ahead, businesses and consumers continue to turn to innovative technologies to improve productivity and reduce costs.

What helped performance during the year:

•

Underweighting the IT Services sub-sector aided relative returns, although stock selection in the sub-sector was negative. Individual contributors in the sector included underweights to Visa Inc., Mastercard Inc. and PayPal Holdings Inc. and an overweight to MongoDB Inc.

•	Underweighting the Internet & Direct Marketing Retail sub-sector added to relative returns, including an underweight position in Amazon.com Inc.

•

Overweights in some high-growth software companies such as Hubspot Incand and Asana Inc. added to relative performance. Underweighting software holding Zoom Video Communications Inc. contributed. Overweighting Marvell Technology Inc., producer of storage, communications, and consumer semiconductor products, also helped.

•	Both an underweight position and stock selection in Entertainment contributed to relative results.

What hurt performance during the year:

•	Security selection was the primary driver of benchmark-relative underperformance.

•	Underweight positions which detracted included Microsoft Corp., Nvidia Corp., Accenture Plc, Apple Inc. and Alphabet Inc.

•	Overweight positions which detracted included Paycom Software Inc., Okta Inc. and Twilio Inc.

•	Underweighting the Semiconductors & Semiconductor Equipment and Technology Hardware, Storage & Peripherals sub-sectors also detracted from relative performance.

1529

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2021	% of Net Assets
Information Technology	51.1%
Exchange Traded Funds	31.1
Communication Services	9.6
Consumer Discretionary	5.7
Investment Company	1.3
Repurchase Agreements	0.4
Industrials	0.3
Health Care	0.2
Cash and Other	0.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21
Class IA
Actual	$1,000.00	$1,090.10	$6.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.26	6.01
Class IB
Actual	1,000.00	1,090.10	6.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.26	6.01
Class K
Actual	1,000.00	1,091.30	4.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.52	4.74

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.18%, 1.18% and 0.93%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1530

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.6%)
Entertainment (0.5%)
Activision Blizzard, Inc.	21,375	$1,422,079
Electronic Arts, Inc.	29,976	3,953,834
Playtika Holding Corp.*	2,810	48,585
ROBLOX Corp., Class A*	17,635	1,819,226
Roku, Inc.*	6,779	1,546,968
Skillz, Inc. (x)*	7,170	53,345
Take-Two Interactive Software, Inc.*	6,599	1,172,774
Zynga, Inc., Class A*	28,897	184,941

		10,201,752

Interactive Media & Services (9.1%)
Alphabet, Inc., Class A*	13,858	40,147,180
Alphabet, Inc., Class C*	20,976	60,695,944
Bumble, Inc., Class A*	1,986	67,246
Cargurus, Inc.*	60,771	2,044,336
Eventbrite, Inc., Class A*	2,093	36,502
fuboTV, Inc. (x)*	3,967	61,568
IAC/InterActiveCorp*	2,299	300,502
Match Group, Inc.*	7,769	1,027,450
Meta Platforms, Inc., Class A*	143,979	48,427,337
Pinterest, Inc., Class A*	15,442	561,317
Snap, Inc., Class A*	63,776	2,999,385
TripAdvisor, Inc.*	2,718	74,093
Twitter, Inc.*	21,944	948,420
Vimeo, Inc.*	4,278	76,833
Yelp, Inc.*	1,883	68,240
Ziff Davis, Inc.*	1,323	146,668
ZoomInfo Technologies, Inc.*	339,086	21,769,321

		179,452,342

Total Communication Services		189,654,094

Consumer Discretionary (5.7%)
Auto Components (0.2%)
Aptiv plc*	24,800	4,090,760

Automobiles (0.4%)
Tesla, Inc.*	8,083	8,541,953

Hotels, Restaurants & Leisure (1.0%)
Airbnb, Inc., Class A*	21,367	3,557,392
Booking Holdings, Inc.*	4,122	9,889,626
Expedia Group, Inc.*	23,209	4,194,330
Trainline plc (m)*	307,597	1,161,611

		18,802,959

Internet & Direct Marketing Retail (4.1%)
Amazon.com, Inc.*	22,702	75,696,187
Chewy, Inc., Class A (x)*	2,427	143,120
ContextLogic, Inc., Class A (x)*	9,184	28,562
Coupang, Inc.*	44,775	1,315,490
DoorDash, Inc., Class A*	4,447	662,158
eBay, Inc.	17,179	1,142,404
Etsy, Inc.*	3,479	761,692
Overstock.com, Inc.*	1,180	69,632
Porch Group, Inc.*	2,070	32,271
Qurate Retail, Inc., Class A	9,810	74,556
RealReal, Inc. (The)*	2,231	25,902
Revolve Group, Inc.*	1,083	60,691
Shutterstock, Inc.	10,914	1,210,144
Stitch Fix, Inc., Class A*	2,279	43,119
Wayfair, Inc., Class A (x)*	2,140	406,536

		81,672,464

Total Consumer Discretionary		113,108,136

Health Care (0.2%)
Health Care Equipment & Supplies (0.2%)
Hoya Corp.	22,476	3,343,166

Total Health Care		3,343,166

Industrials (0.3%)
Electrical Equipment (0.0%)
Bloom Energy Corp., Class A*	3,510	76,974

Road & Rail (0.3%)
Lyft, Inc., Class A*	102,774	4,391,533
Uber Technologies, Inc.*	29,987	1,257,355

		5,648,888

Total Industrials		5,725,862

Information Technology (51.1%)
Communications Equipment (1.3%)
ADTRAN, Inc.	1,335	30,478
Arista Networks, Inc.*	43,021	6,184,269
Calix, Inc.*	1,504	120,275
Cambium Networks Corp.*	307	7,868
Ciena Corp.*	4,251	327,199
Cisco Systems, Inc.	115,746	7,334,824
Clearfield, Inc.*	312	26,339
CommScope Holding Co., Inc.*	5,612	61,956
Extreme Networks, Inc.*	3,564	55,955
F5, Inc.*	31,607	7,734,549
Harmonic, Inc.*	2,814	33,093
Infinera Corp.*	5,784	55,469
Juniper Networks, Inc.	8,924	318,676
Lumentum Holdings, Inc.*	1,984	209,848
Motorola Solutions, Inc.	4,635	1,259,329
NETGEAR, Inc.*	803	23,456
NetScout Systems, Inc.*	2,027	67,053
Nokia OYJ (ADR)*	358,917	2,232,464
Plantronics, Inc.*	1,172	34,386
Ribbon Communications, Inc.*	3,303	19,983
Ubiquiti, Inc.	172	52,752
Viasat, Inc.*	2,015	89,748
Viavi Solutions, Inc.*	6,522	114,918

		26,394,887

Electronic Equipment, Instruments & Components (1.2%)
Advanced Energy Industries, Inc.	1,033	94,065
Aeva Technologies, Inc. (x)*	2,503	18,923
Amphenol Corp., Class A	16,372	1,431,895
Arrow Electronics, Inc.*	1,911	256,590
Avnet, Inc.	2,723	112,269
Badger Meter, Inc.	802	85,461
Belden, Inc.	1,232	80,979
Benchmark Electronics, Inc.	966	26,179
CDW Corp.	3,725	762,805
Celestica, Inc.*	2,911	32,399
Cognex Corp.	13,851	1,077,054
Coherent, Inc.*	674	179,648

See Notes to Financial Statements.

1531

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
Corning, Inc.	21,078	$784,734
ePlus, Inc.*	741	39,925
Fabrinet*	1,016	120,366
Flex Ltd.*	203,542	3,730,925
II-VI, Inc.*	2,912	198,977
Insight Enterprises, Inc.*	957	102,016
IPG Photonics Corp.*	7,198	1,239,064
Itron, Inc.*	1,242	85,102
Jabil, Inc.	3,933	276,687
Keysight Technologies, Inc.*	5,055	1,043,908
Knowles Corp.*	2,534	59,169
Littelfuse, Inc.	676	212,724
Methode Electronics, Inc.	1,047	51,481
MicroVision, Inc. (x)*	4,503	22,560
National Instruments Corp.	3,619	158,042
Novanta, Inc.*	977	172,274
OSI Systems, Inc.*	457	42,592
PAR Technology Corp. (x)*	700	36,939
Plexus Corp.*	775	74,315
Rogers Corp.*	514	140,322
Samsung SDI Co. Ltd.	13,275	7,314,511
Sanmina Corp.*	1,766	73,218
TD SYNNEX Corp.	1,133	129,570
TE Connectivity Ltd.	8,955	1,444,800
Teledyne Technologies, Inc.*	1,281	559,656
Trimble, Inc.*	6,888	600,565
TTM Technologies, Inc.*	2,863	42,659
Velodyne Lidar, Inc. (x)*	2,688	12,472
Vishay Intertechnology, Inc.	3,642	79,651
Vontier Corp.	4,639	142,556
Zebra Technologies Corp., Class A*	1,467	873,158

		24,023,205

IT Services (9.1%)
Accenture plc, Class A	17,335	7,186,224
Adyen NV (m)*	790	2,078,998
Affirm Holdings, Inc.*	4,013	403,547
Akamai Technologies, Inc.*	4,459	521,881
Alliance Data Systems Corp.	1,366	90,935
Automatic Data Processing, Inc.	11,564	2,851,451
BigCommerce Holdings, Inc.*	1,631	57,688
Block, Inc.*	28,487	4,600,935
Broadridge Financial Solutions, Inc.	3,199	584,841
CGI, Inc.*	6,001	531,089
Cloudflare, Inc., Class A*	13,001	1,709,632
Cognizant Technology Solutions Corp., Class A	14,414	1,278,810
Concentrix Corp.	1,177	210,236
Conduent, Inc.*	4,438	23,699
CSG Systems International, Inc.	895	51,570
Cyxtera Technologies, Inc. (x)*	911	11,488
DXC Technology Co.*	172,562	5,554,771
EPAM Systems, Inc.*	6,388	4,270,059
Euronet Worldwide, Inc.*	1,450	172,796
Evertec, Inc.	1,639	81,917
ExlService Holdings, Inc.*	914	132,320
Fastly, Inc., Class A (x)*	2,934	104,010
Fidelity National Information Services, Inc.	16,711	1,824,006
Fiserv, Inc.*	37,551	3,897,418
FleetCor Technologies, Inc.*	14,464	3,237,622
Gartner, Inc.*	2,257	754,560
Genpact Ltd.	83,119	4,411,957
Global Payments, Inc.	42,912	5,800,844
GoDaddy, Inc., Class A*	4,561	387,046
Grid Dynamics Holdings, Inc.*	1,253	47,576
International Business Machines Corp.	24,611	3,289,506
Jack Henry & Associates, Inc.	2,032	339,324
Kyndryl Holdings, Inc.*	4,916	88,980
LiveRamp Holdings, Inc.*	1,868	89,571
Marqeta, Inc., Class A*	6,380	109,545
Mastercard, Inc., Class A	23,807	8,554,331
MAXIMUS, Inc.	1,687	134,403
MongoDB, Inc.*	62,692	33,186,010
Okta, Inc.*	92,501	20,735,949
Paychex, Inc.	8,807	1,202,155
Payoneer Global, Inc.*	5,303	38,977
PayPal Holdings, Inc.*	51,221	9,659,256
Perficient, Inc.*	904	116,878
Rackspace Technology, Inc.*	1,721	23,182
Repay Holdings Corp.*	2,038	37,234
Sabre Corp.*	8,876	76,245
Shift4 Payments, Inc., Class A*	1,296	75,077
Shopify, Inc., Class A*	8,927	12,295,961
Snowflake, Inc., Class A*	37,747	12,786,796
SolarWinds Corp.	1,222	17,340
Squarespace, Inc., Class A (x)*	769	22,686
Switch, Inc., Class A	3,627	103,877
TELUS International CDA, Inc.*	1,772	58,582
Toast, Inc., Class A (x)*	418	14,509
TTEC Holdings, Inc.	502	45,456
Twilio, Inc., Class A*	25,333	6,671,192
Unisys Corp. (x)*	1,842	37,890
VeriSign, Inc.*	2,652	673,131
Verra Mobility Corp.*	3,511	54,175
Visa, Inc., Class A	69,987	15,166,883
Western Union Co. (The)	11,032	196,811
WEX, Inc.*	13,349	1,874,066

		180,645,904

Semiconductors & Semiconductor Equipment (15.8%)
ACM Research, Inc., Class A*	337	28,736
Advanced Micro Devices, Inc.*	146,708	21,111,281
Allegro MicroSystems, Inc.*	1,509	54,596
Ambarella, Inc.*	1,006	204,107
Amkor Technology, Inc.	2,751	68,197
Analog Devices, Inc.	14,748	2,592,256
Applied Materials, Inc.	61,219	9,633,422
ASML Holding NV (Registered) (NYRS)	5,525	4,398,674
Axcelis Technologies, Inc.*	914	68,148
Azenta, Inc.	2,040	210,344
BE Semiconductor Industries NV	39,515	3,374,987
Broadcom, Inc.	21,067	14,018,193
Cirrus Logic, Inc.*	1,568	144,287
CMC Materials, Inc.	780	149,518
Cohu, Inc.*	1,336	50,888
Diodes, Inc.*	1,235	135,615
Enphase Energy, Inc.*	3,703	677,427
Entegris, Inc.	3,719	515,379

See Notes to Financial Statements.

1532

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
First Solar, Inc.*	2,713	$236,465
FormFactor, Inc.*	2,146	98,115
GLOBALFOUNDRIES, Inc. (x)*	52,630	3,419,371
Ichor Holdings Ltd.*	779	35,857
Impinj, Inc.*	516	45,769
Infineon Technologies AG	173,460	8,049,456
Intel Corp.	111,613	5,748,070
KLA Corp.	25,763	11,080,924
Koh Young Technology, Inc.*	66,940	1,334,577
Kulicke & Soffa Industries, Inc.	1,700	102,918
Lam Research Corp.	14,393	10,350,726
Lattice Semiconductor Corp.*	3,758	289,592
MACOM Technology Solutions Holdings, Inc.*	1,321	103,434
Marvell Technology, Inc.	358,810	31,392,287
MaxLinear, Inc.*	1,937	146,030
Microchip Technology, Inc.	15,227	1,325,663
Micron Technology, Inc.	296,213	27,592,241
MKS Instruments, Inc.	1,522	265,087
Monolithic Power Systems, Inc.	1,189	586,569
NVIDIA Corp.	148,682	43,728,863
NXP Semiconductors NV	46,828	10,666,482
ON Semiconductor Corp.*	305,348	20,739,236
Onto Innovation, Inc.*	1,352	136,863
Power Integrations, Inc.	1,655	153,733
Qorvo, Inc.*	3,025	473,080
QUALCOMM, Inc.	68,272	12,484,901
Rambus, Inc.*	3,001	88,199
Semtech Corp.*	1,767	157,139
Silicon Laboratories, Inc.*	1,103	227,681
SiTime Corp.*	411	120,234
SK Hynix, Inc.	108,340	11,939,045
Skyworks Solutions, Inc.	16,951	2,629,778
SolarEdge Technologies, Inc.*	1,442	404,582
STMicroelectronics NV	128,843	6,361,848
SunPower Corp. (x)*	2,278	47,542
Synaptics, Inc.*	1,078	312,092
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	108,627	13,068,914
Teradyne, Inc.	55,263	9,037,158
Texas Instruments, Inc.	39,482	7,441,173
Tokyo Electron Ltd.	13,200	7,605,807
Ultra Clean Holdings, Inc.*	1,232	70,668
Universal Display Corp.	1,190	196,386
Wolfspeed, Inc.*	18,050	2,017,449
Xilinx, Inc.	6,803	1,442,440

		311,190,499

Software (18.7%)
8x8, Inc.*	3,127	52,409
ACI Worldwide, Inc.*	3,226	111,942
Adobe, Inc.*	18,197	10,318,791
Alarm.com Holdings, Inc.*	1,263	107,115
Altair Engineering, Inc., Class A*	13,105	1,013,279
Alteryx, Inc., Class A*	27,928	1,689,644
Anaplan, Inc.*	4,011	183,904
ANSYS, Inc.*	2,395	960,682
Appfolio, Inc., Class A*	527	63,799
Appian Corp.*	1,089	71,014
Asana, Inc., Class A*	213,887	15,945,276
Aspen Technology, Inc.*	1,836	279,439
Atlassian Corp. plc, Class A*	16,167	6,164,315
Autodesk, Inc.*	6,034	1,696,700
Avalara, Inc.*	12,790	1,651,317
Avaya Holdings Corp.*	2,311	45,758
Bentley Systems, Inc., Class B	5,052	244,163
Bill.com Holdings, Inc.*	2,505	624,121
Black Knight, Inc.*	4,262	353,277
Blackbaud, Inc.*	1,137	89,800
BlackBerry Ltd. (x)*	14,049	131,358
Blackline, Inc.*	1,464	151,583
Bottomline Technologies DE, Inc.*	1,061	59,915
Box, Inc., Class A*	68,709	1,799,489
BTRS Holdings, Inc., Class A (x)*	2,020	15,796
C3.ai, Inc., Class A*	1,932	60,375
Cadence Design Systems, Inc.*	7,606	1,417,378
CDK Global, Inc.	3,247	135,530
Cerence, Inc.*	1,043	79,936
Ceridian HCM Holding, Inc.*	32,616	3,407,067
Citrix Systems, Inc.	3,422	323,687
CommVault Systems, Inc.*	1,248	86,012
Confluent, Inc., Class A (x)*	6,179	471,087
Consensus Cloud Solutions, Inc.*	440	25,463
Coupa Software, Inc.*	2,032	321,158
Crowdstrike Holdings, Inc., Class A*	77,274	15,821,852
CS Disco, Inc.*	346	12,370
Datadog, Inc., Class A*	110,551	19,690,239
Descartes Systems Group, Inc. (The)*	2,323	192,066
Digital Turbine, Inc.*	2,413	147,169
Docebo, Inc.*	368	24,788
DocuSign, Inc.*	18,759	2,857,183
Dolby Laboratories, Inc., Class A	1,792	170,634
Domo, Inc., Class B*	792	39,283
Dropbox, Inc., Class A*	7,746	190,087
Duck Creek Technologies, Inc.*	2,065	62,177
Dynatrace, Inc.*	5,398	325,769
E2open Parent Holdings, Inc. (x)*	4,842	54,521
Elastic NV*	1,970	242,487
Envestnet, Inc.*	1,499	118,931
Everbridge, Inc.*	1,053	70,899
Fair Isaac Corp.*	751	325,686
Five9, Inc.*	1,867	256,376
Fortinet, Inc.*	14,249	5,121,091
Gitlab, Inc., Class A (x)*	4,777	415,599
Guidewire Software, Inc.*	21,179	2,404,452
HashiCorp, Inc., Class A (x)*	18,857	1,716,741
HubSpot, Inc.*	24,747	16,311,985
Informatica, Inc., Class A*	2,144	79,285
InterDigital, Inc.	841	60,241
Intuit, Inc.	33,816	21,751,128
Jamf Holding Corp.*	1,502	57,091
KnowBe4, Inc., Class A*	62,865	1,442,123
Lightspeed Commerce, Inc.*	3,658	147,893
LivePerson, Inc.*	1,806	64,510
Mandiant Corp.*	43,358	760,499
Manhattan Associates, Inc.*	1,737	270,086
Marathon Digital Holdings, Inc. (x)*	2,734	89,839
Matterport, Inc.*	5,057	104,376

See Notes to Financial Statements.

1533

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Number of Shares	Value (Note 1)
McAfee Corp., Class A	2,055	$52,998
Microsoft Corp.	292,693	98,438,510
MicroStrategy, Inc., Class A (x)*	231	125,777
Mimecast Ltd.*	1,694	134,792
Momentive Global, Inc.*	3,555	75,188
Monday.com Ltd. (x)*	9,079	2,802,869
Money Forward, Inc.*	13,200	794,089
N-able, Inc.*	1,866	20,713
nCino, Inc.*	1,557	85,417
NCR Corp.*	3,622	145,604
New Relic, Inc.*	1,615	177,585
NortonLifeLock, Inc.	15,965	414,771
Nuance Communications, Inc.*	7,823	432,768
Nutanix, Inc., Class A*	5,800	184,788
Open Text Corp.	7,485	355,388
Oracle Corp.	61,303	5,346,235
PagerDuty, Inc.*	2,075	72,106
Palantir Technologies, Inc., Class A*	43,951	800,348
Palo Alto Networks, Inc.*	29,362	16,347,587
Paycom Software, Inc.*	42,365	17,589,524
Paylocity Holding Corp.*	1,087	256,706
Pegasystems, Inc.	1,120	125,238
Ping Identity Holding Corp.*	1,651	37,775
Progress Software Corp.	1,203	58,069
PROS Holdings, Inc. (x)*	1,096	37,801
PTC, Inc.*	2,899	351,214
Q2 Holdings, Inc.*	1,559	123,847
Qualtrics International, Inc., Class A*	31,053	1,099,276
Qualys, Inc.*	916	125,694
Rapid7, Inc.*	12,077	1,421,342
RingCentral, Inc., Class A*	7,427	1,391,448
Riot Blockchain, Inc. (x)*	2,264	50,555
Sailpoint Technologies Holdings, Inc.*	2,559	123,702
salesforce.com, Inc.*	66,041	16,782,999
Sansan, Inc.*	41,600	906,643
SentinelOne, Inc., Class A*	14,714	742,910
ServiceNow, Inc.*	9,416	6,112,020
Smartsheet, Inc., Class A*	13,829	1,071,056
Splunk, Inc.*	4,433	512,987
Sprout Social, Inc., Class A*	1,250	113,363
SPS Commerce, Inc.*	987	140,499
SS&C Technologies Holdings, Inc.	6,070	497,619
Sumo Logic, Inc.*	2,423	32,856
Synopsys, Inc.*	4,185	1,542,173
Telos Corp.*	1,447	22,313
Tenable Holdings, Inc.*	2,506	138,005
Teradata Corp.*	2,977	126,433
Trade Desk, Inc. (The), Class A*	176,452	16,170,061
Tyler Technologies, Inc.*	1,125	605,194
UiPath, Inc., Class A*	32,734	1,411,817
Unity Software, Inc.*	4,395	628,441
Varonis Systems, Inc.*	29,331	1,430,766
Verint Systems, Inc.*	1,795	94,255
VMware, Inc., Class A	5,528	640,585
Vonage Holdings Corp.*	6,928	144,033
Workday, Inc., Class A*	26,781	7,316,034
Workiva, Inc.*	1,239	161,677
Xperi Holding Corp.	2,868	54,234
Yext, Inc.*	3,157	31,317
Zendesk, Inc.*	3,317	345,930
Zoom Video Communications, Inc., Class A*	5,946	1,093,529
Zscaler, Inc.*	59,671	19,174,082
Zuora, Inc., Class A*	3,169	59,197

		369,254,787

Technology Hardware, Storage & Peripherals (5.0%)
3D Systems Corp.*	3,505	75,498
Apple, Inc.	400,265	71,075,056
Avid Technology, Inc.*	976	31,788
Corsair Gaming, Inc. (x)*	906	19,035
Dell Technologies, Inc., Class C*	7,981	448,293
Hewlett Packard Enterprise Co.	35,897	566,096
HP, Inc.	31,629	1,191,464
NetApp, Inc.	6,137	564,543
Pure Storage, Inc., Class A*	128,599	4,185,898
Samsung Electronics Co. Ltd.	81,209	5,349,034
Seagate Technology Holdings plc (x)	126,533	14,295,698
Super Micro Computer, Inc.*	1,205	52,960
Western Digital Corp.*	8,552	557,676
Xerox Holdings Corp.	3,772	85,398

		98,498,437

Total Information Technology		1,010,007,719

Total Common Stocks (66.9%) (Cost $626,689,786)		1,321,838,977

EXCHANGE TRADED FUNDS (ETF):
Equity (31.1%)
iShares Expanded Tech Sector ETF (x)‡	463,650	203,551,623
Technology Select Sector SPDR Fund	1,175,100	204,314,637
Vanguard Information Technology ETF (x)	448,200	205,351,794

Total Exchange Traded Funds (31.1%) (Cost $164,369,593)
		613,218,054

SHORT-TERM INVESTMENTS:
Investment Company (1.3%)
JPMorgan Prime Money Market Fund, IM Shares	25,756,439	25,766,741

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.4%)
Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $200,003, collateralized by various Foreign Government Agency Securities, ranging from 0.410%-2.000%, maturing 4/14/22-6/10/31; total market value $204,036. (xx)	$200,000	200,000

See Notes to Financial Statements.

1534

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

	Principal Amount	Value (Note 1)
Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $984,229, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22-11/15/51; total market value $1,003,912. (xx)	$984,228	$984,228
MetLife, Inc., 0.06%, dated 12/31/21, due 1/3/22, repurchase price $1,000,005, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31-11/15/50; total market value $1,020,410. (xx)	1,000,000	1,000,000
National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $5,000,194, collateralized by various Common Stocks; total market value $5,556,608. (xx)	5,000,000	5,000,000
TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $1,000,012, collateralized by various Common Stocks; total market value $1,105,365. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		8,184,228

Total Short-Term Investments (1.7%) (Cost $33,953,753)		33,950,969

Total Investments in Securities (99.7%) (Cost $825,013,132)		1,969,008,000
Other Assets Less Liabilities (0.3%)		5,534,790

Net Assets (100%)		$1,974,542,790

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2021, the market value of these securities amounted to $3,240,609 or 0.2% of net assets.

(x)	All or a portion of security is on loan at December 31, 2021.
(xx)

At December 31, 2021, the Portfolio had loaned securities with a total value of $9,905,113. This was collateralized by $2,010,587 of various U.S. Government Treasury Securities, ranging from 0.000% – 6.250%, maturing 1/6/22 – 5/15/51 and by cash of $8,184,228 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

Investments in companies which were affiliates for the year ended December 31, 2021, were as follows:

Security Description	Shares at December 31, 2021	Market Value December 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS (ETF):
Equity
iShares Expanded Tech Sector ETF (x)	463,650	172,098,869	5,791,382	(16,974,638)	1,581,133	41,054,877	203,551,623	337,914	—

See Notes to Financial Statements.

1535

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$189,654,094	$—	$—	$189,654,094
Consumer Discretionary	111,946,525	1,161,611	—	113,108,136
Health Care	—	3,343,166	—	3,343,166
Industrials	5,725,862	—	—	5,725,862
Information Technology	954,898,724	55,108,995	—	1,010,007,719
Exchange Traded Funds	613,218,054	—	—	613,218,054
Short-Term Investments
Investment Company	25,766,741	—	—	25,766,741
Repurchase Agreements	—	8,184,228	—	8,184,228

Total Assets	$1,901,210,000	$67,798,000	$—	$1,969,008,000

Total Liabilities	$—	$—	$—	$—

Total	$1,901,210,000	$67,798,000	$—	$1,969,008,000

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(159)	$(159)

Total	$(159)	$(159)

The Portfolio held no derivatives contracts during the year ended December 31, 2021.

Investment security transactions for the year ended December 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$866,172,264
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,090,399,528

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,144,267,169
Aggregate gross unrealized depreciation	(10,966,535)

Net unrealized appreciation	$1,133,300,634

Federal income tax cost of investments in securities and derivative instruments, if applicable	$835,707,366

For the year ended December 31, 2021, the Portfolio incurred approximately $489 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

1536

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers(Cost $60,919,170)	$203,551,623
Unaffiliated Issuers (Cost $755,909,734)	1,757,272,149
Repurchase Agreements (Cost $8,184,228)	8,184,228
Cash	13,712,269
Foreign cash (Cost $710,253)	757,946
Receivable for Portfolio shares sold	1,889,163
Receivable for securities sold	1,216,355
Dividends, interest and other receivables	380,122
Securities lending income receivable	16,977
Other assets	6,773

Total assets	1,986,987,605

LIABILITIES
Payable for return of collateral on securities loaned	8,184,228
Payable for Portfolio shares redeemed	1,751,770
Investment management fees payable	1,303,644
Payable for securities purchased	435,101
Distribution fees payable – Class IB	398,297
Administrative fees payable	195,955
Distribution fees payable – Class IA	11,039
Accrued expenses	164,781

Total liabilities	12,444,815

NET ASSETS	$1,974,542,790

Net assets were comprised of:
Paid in capital	$779,290,253
Total distributable earnings (loss)	1,195,252,537

Net assets	$1,974,542,790

Class IA
Net asset value, offering and redemption price per share, $52,839,415 / 1,232,272 shares outstanding (unlimited amount authorized: $0.01 par value)	$42.88

Class IB
Net asset value, offering and redemption price per share, $1,890,977,690 / 46,584,009 shares outstanding (unlimited amount authorized: $0.01 par value)	$40.59

Class K
Net asset value, offering and redemption price per share, $30,725,685 / 693,218 shares outstanding (unlimited amount authorized: $0.01 par value)	$44.32

(x)	Includes value of securities on loan of $9,905,113.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends ($337,914 of dividend income received from affiliates) (net of $225,399 foreign withholding tax)	$8,368,155
Interest	7,069
Securities lending (net)	371,850

Total income	8,747,074

EXPENSES
Investment management fees	17,288,020
Distribution fees – Class IB	4,531,065
Administrative fees	2,235,779
Custodian fees	178,100
Distribution fees – Class IA	122,225
Professional fees	104,829
Printing and mailing expenses	85,863
Trustees’ fees	55,465
Miscellaneous	45,590

Gross expenses	24,646,936
Less: Waiver from investment manager	(2,412,135)

Net expenses	22,234,801

NET INVESTMENT INCOME (LOSS)	(13,487,727)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($1,581,133 realized gain (loss) from affiliates)	266,796,653
Forward foreign currency contracts	(159)
Foreign currency transactions	(7,368)

Net realized gain (loss)	266,789,126

Change in unrealized appreciation (depreciation) on:
Investments in securities ($41,054,877 of change in unrealized appreciation (depreciation) from affiliates)	101,815,452
Foreign currency translations	8,692

Net change in unrealized appreciation (depreciation)	101,824,144

NET REALIZED AND UNREALIZED GAIN (LOSS)	368,613,270

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$355,125,543

See Notes to Financial Statements.

1537

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(13,487,727)	$(7,262,634)
Net realized gain (loss)	266,789,126	318,245,311
Net change in unrealized appreciation (depreciation)	101,824,144	330,409,586

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	355,125,543	641,392,263

Distributions to shareholders:
Class IA	(6,194,887)	(6,482,466)
Class IB	(236,381,268)	(262,954,960)
Class K	(3,504,072)	(3,831,723)

Total distributions to shareholders	(246,080,227)	(273,269,149)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 413,191 and 274,506 shares, respectively ]	17,622,583	9,614,762
Capital shares issued in reinvestment of dividends and distributions [ 144,328 and 166,528 shares, respectively ]	6,194,887	6,482,466
Capital shares repurchased [ (443,586) and (248,345) shares, respectively ]	(18,956,797)	(8,681,577)

Total Class IA transactions	4,860,673	7,415,651

Class IB
Capital shares sold [ 4,293,724 and 6,180,716 shares, respectively ]	178,714,242	209,002,022
Capital shares issued in reinvestment of dividends and distributions [ 5,810,405 and 7,084,838 shares, respectively ]	236,381,268	262,954,960
Capital shares repurchased [ (8,801,058) and (9,438,561) shares, respectively ]	(364,913,044)	(316,448,868)

Total Class IB transactions	50,182,466	155,508,114

Class K
Capital shares sold [ 268,127 and 1,032,403 shares, respectively ]	12,018,947	37,090,197
Capital shares issued in reinvestment of dividends and distributions [ 79,049 and 95,799 shares, respectively ]	3,504,072	3,831,723
Capital shares repurchased [ (330,381) and (1,143,770) shares, respectively ]	(14,412,570)	(41,168,380)

Total Class K transactions	1,110,449	(246,460)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	56,153,588	162,677,305

TOTAL INCREASE (DECREASE) IN NET ASSETS	165,198,904	530,800,419
NET ASSETS:
Beginning of year	1,809,343,886	1,278,543,467

End of year	$1,974,542,790	$1,809,343,886

See Notes to Financial Statements.

1538

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2021	2020	2019	2018	2017
Net asset value, beginning of year	$40.24	$30.86	$24.48	$26.79	$20.83

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.31)	(0.18)	(0.10)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	8.57	16.32	9.26	0.98	8.19

Total from investment operations	8.26	16.14	9.16	0.87	8.12

Less distributions:
Dividends from net investment income	—	— #	— #	—	— #
Distributions from net realized gains	(5.62)	(6.76)	(2.78)	(3.18)	(2.16)

Total dividends and distributions	(5.62)	(6.76)	(2.78)	(3.18)	(2.16)

Net asset value, end of year	$42.88	$40.24	$30.86	$24.48	$26.79

Total return	20.82%	53.28%	37.84%	2.34%	39.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$52,839	$45,002	$28,567	$23,255	$22,066
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.18%	1.19%	1.20%	1.24%	1.25%
Before waivers and reimbursements (f)	1.31%	1.33%	1.34%	1.35%	1.36%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.72)%	(0.50)%	(0.32)%	(0.36)%	(0.26)%
Before waivers and reimbursements (f)	(0.84)%	(0.64)%	(0.46)%	(0.48)%	(0.36)%
Portfolio turnover rate^	47%	78%	52%	52%	51%

	Year Ended December 31,
Class IB	2021	2020	2019	2018	2017
Net asset value, beginning of year	$38.35	$29.63	$23.58	$25.92	$20.21

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.30)	(0.18)	(0.09)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	8.16	15.66	8.92	0.95	7.93

Total from investment operations	7.86	15.48	8.83	0.84	7.87

Less distributions:
Dividends from net investment income	—	— #	— #	—	— #
Distributions from net realized gains	(5.62)	(6.76)	(2.78)	(3.18)	(2.16)

Total dividends and distributions	(5.62)	(6.76)	(2.78)	(3.18)	(2.16)

Net asset value, end of year	$40.59	$38.35	$29.63	$23.58	$25.92

Total return	20.81%	53.26%	37.88%	2.30%	39.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,890,978	$1,736,384	$1,228,141	$975,006	$1,019,644
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.18%	1.19%	1.20%	1.24%	1.25%
Before waivers and reimbursements (f)	1.31%	1.33%	1.34%	1.35%	1.36%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.72)%	(0.50)%	(0.32)%	(0.37)%	(0.25)%
Before waivers and reimbursements (f)	(0.84)%	(0.64)%	(0.46)%	(0.48)%	(0.36)%
Portfolio turnover rate^	47%	78%	52%	52%	51%

See Notes to Financial Statements.

1539

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2021	2020	2019	2018	2017
Net asset value, beginning of year	$41.33	$31.55	$24.97	$27.28	$21.13

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.21)	(0.10)	(0.02)	(0.04)	— #
Net realized and unrealized gain (loss)	8.82	16.73	9.46	0.99	8.31

Total from investment operations	8.61	16.63	9.44	0.95	8.31

Less distributions:
Dividends from net investment income	—	(0.09)	(0.08)	(0.08)	— #
Distributions from net realized gains	(5.62)	(6.76)	(2.78)	(3.18)	(2.16)

Total dividends and distributions	(5.62)	(6.85)	(2.86)	(3.26)	(2.16)

Net asset value, end of year	$44.32	$41.33	$31.55	$24.97	$27.28

Total return	21.12%	53.66%	38.19%	2.55%	39.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$30,726	$27,958	$21,835	$15,384	$12,735
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.93%	0.94%	0.95%	0.99%	1.00%
Before waivers and reimbursements (f)	1.06%	1.08%	1.09%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.47)%	(0.26)%	(0.07)%	(0.12)%	(0.02)%
Before waivers and reimbursements (f)	(0.59)%	(0.40)%	(0.21)%	(0.23)%	(0.12)%
Portfolio turnover rate^	47%	78%	52%	52%	51%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1540

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 1	Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2021, the Trust offered one hundred and one portfolios (each a “Portfolio”). Three additional portfolios (EQ/AB Sustainable U.S. Thematic Portfolio, Equitable Growth MF/ETF Portfolio, and Equitable Moderate Growth MF/ETF Portfolio) had not yet commenced operations as of December 31, 2021, and, accordingly, are not included in these financial statements. The investment adviser to each Portfolio is Equitable Investment Management Group, LLC (“EIM” or the “Adviser”), a wholly-owned subsidiary of Equitable Financial Life Insurance Company (“Equitable Financial”).

The Adviser and each of the investment sub-advisers (each, a “Sub-Adviser”), subject to the supervision of the Adviser, independently chooses and maintains a portfolio of securities for the Portfolio(s).

The EQ/All Asset Growth Allocation Portfolio is a type of mutual fund often described as a “fund-of-funds”. The Portfolio pursues its investment objectives by investing exclusively in other mutual funds managed by EIM and unaffiliated investment companies or exchange-traded funds (“ETFs”).

Each of the EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/ Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio and EQ/Aggressive Growth Strategy Portfolio (each, a “Strategic Allocation Series Portfolio” and together, the “Strategic Allocation Series Portfolios”) is a type of mutual fund often described as a “fund-of-funds.” The Strategic Allocation Series Portfolios pursue their investment objectives by investing exclusively in other affiliated mutual funds managed by EIM.

Each of the 1290 VT Low Volatility Global Equity Portfolio, 1290 VT Moderate Growth Allocation Portfolio and 1290 VT Multi-Alternative Strategies Portfolio (each, an “ETF Portfolio” and together, the “ETF Portfolios”) is a type of mutual fund often described as a “fund-of-funds.” The ETF Portfolios pursue their investment objectives by investing exclusively in unaffiliated ETFs.

For each of the above-referenced fund-of-funds Portfolios, the underlying funds’ financial statements are included in each underlying fund’s annual report, which is filed with the SEC on Form N-CSR and publicly available through the SEC’s EDGAR database (https://www.sec.gov/edgar/ searchedgar/companysearch.html).

Each of the ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio and EQ/International Managed Volatility Portfolio (each, a “Tactical Portfolio” and together, the “Tactical Portfolios”) and the 1290 VT High Yield Bond Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Small Cap Value Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio and Multimanager Technology Portfolio may utilize multiple Sub-Advisers (each, a “Multiadviser Portfolio” and together, the “Multiadviser Portfolios”). Each of the Sub-Advisers independently chooses and maintains a portfolio of securities for the Multiadviser Portfolio and each is responsible for investing a specific allocated portion of the Multiadviser Portfolio’s assets. Because each Sub-Adviser will invest its allocated portion of the

1541

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Multiadviser Portfolio independently from the other Sub-Advisers, the same security may be held in different portions of the Multiadviser Portfolio, or may be acquired for one portion of the Multiadviser Portfolio at a time when the Sub-Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Sub-Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Sub-Adviser believes continued exposure to the equity or fixed income markets is appropriate for their allocated portions of the Multiadviser Portfolio. Because each Sub-Adviser is responsible for the trading for its own portion of the Multiadviser Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Multiadviser Portfolio may incur higher brokerage costs, and may have higher portfolio turnover, than would be the case if a single Sub-Adviser were managing the entire Multiadviser Portfolio.

The Trust issues three classes of shares, Class IA, Class IB and Class K, as shown in the respective Portfolio’s Statement of Assets and Liabilities. The Class IA and Class IB shares are subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, all three classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by Equitable Financial, Equitable Financial Life and Annuity Company and other affiliated or unaffiliated insurance companies, and to the Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of EQ Premier VIP Trust, a separate registered investment company managed by EIM.

EIM contributed seed capital to the Portfolios listed below:

Portfolios:	Commencement Date	Class	Seed capital
EQ/American Century Mid Cap Value Portfolio	6/8/2020	K	$100
EQ/Long-Term Bond Portfolio	7/30/2021	IB	100,000
EQ/Long-Term Bond Portfolio	7/30/2021	K	24,900,000

EIM redeemed seed capital out of the following Portfolio as listed below:

Portfolio:	Redemption Date	Class	Seed Capital
EQ/Long-Term Bond Portfolio	12/8/2021	K	$24,593,573

The investment objectives of each Portfolio are as follows:

EQ/All Asset Growth Allocation Portfolio — Seeks long-term capital appreciation and current income.

EQ/Ultra Conservative Strategy Portfolio — Seeks current income.

EQ/Conservative Strategy Portfolio — Seeks a high level of current income.

EQ/Conservative Growth Strategy Portfolio — Seeks current income and growth of capital, with greater emphasis on current income.

EQ/Balanced Strategy Portfolio — Seeks long-term capital appreciation and current income.

EQ/Moderate Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

EQ/Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

EQ/Aggressive Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

1542

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1290 VT Low Volatility Global Equity Portfolio — Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.

1290 VT Moderate Growth Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility.

1290 VT Multi-Alternative Strategies Portfolio — Seeks long-term growth of capital.

1290 VT Convertible Securities Portfolio (sub-advised by SSGA Funds Management, Inc. (“SSGA FM”)) — Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg U.S. Convertible Liquid Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg U.S. Convertible Liquid Bond Index. Effective June 23, 2021, SSGA FM replaced Palisade Capital Management, L.L.C. as the sub-adviser to the Portfolio.

1290 VT DoubleLine Dynamic Allocation Portfolio (sub-advised by DoubleLine Capital LP (“DoubleLine”)) — Seeks to achieve total return from long-term capital appreciation and income.

1290 VT DoubleLine Opportunistic Bond Portfolio (sub-advised by DoubleLine) — Seeks to maximize current income and total return.

1290 VT Equity Income Portfolio (sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC) — Seeks a combination of growth and income to achieve an above-average and consistent total return.

1290 VT GAMCO Mergers & Acquisitions Portfolio (sub-advised by GAMCO Asset Management, Inc. (“GAMCO”)) — Seeks to achieve capital appreciation.

1290 VT GAMCO Small Company Value Portfolio (sub-advised by GAMCO) — Seeks to maximize capital appreciation.

1290 VT High Yield Bond Portfolio (sub-advised by AXA Investment Managers, Inc. (“AXA IM”) and Post Advisory Group, LLC) — Seeks to maximize current income.

1290 VT Micro Cap Portfolio (sub-advised by BlackRock Investment Management, LLC (“BlackRock”) and Lord, Abbett & Co. LLC (“Lord Abbett”)) — Seeks to achieve long-term growth of capital.

1290 VT Natural Resources Portfolio (sub-advised by AllianceBernstein L.P. (“AB”), an affiliate of EIM) — Seeks to achieve long-term growth of capital.

1290 VT Real Estate Portfolio (sub-advised by AB) — Seeks to provide long-term capital appreciation and current income.

1290 VT Small Cap Value Portfolio (sub-advised by BlackRock and Horizon Kinetics Asset Management LLC) — Seeks to achieve long-term growth of capital.

1290 VT SmartBeta Equity Portfolio (sub-advised by AXA Rosenberg Investment Management LLC) — Seeks to achieve long-term capital appreciation.

1290 VT Socially Responsible Portfolio (sub-advised by BlackRock) — Seeks to achieve long term capital appreciation.

ATM Large Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Mid Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Small Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

1543

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

ATM International Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/500 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/400 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/2000 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/International Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/AB Dynamic Aggressive Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income, with a greater emphasis on growth of capital.

EQ/AB Dynamic Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income, with a greater emphasis on growth of capital.

EQ/AB Dynamic Moderate Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income.

EQ/AB Short Duration Government Bond Portfolio (sub-advised by AB) — Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

EQ/AB Small Cap Growth Portfolio (sub-advised by AB) — Seeks to achieve long-term growth of capital.

EQ/American Century Mid Cap Value Portfolio (sub-advised by American Century Investment Management, Inc. (“American Century”)) — Seeks to achieve long-term capital growth. Income is a secondary objective.

EQ/American Century Moderate Growth Allocation Portfolio (sub-advised by American Century) — Seeks long-term capital appreciation while managing portfolio volatility.

EQ/AXA Investment Managers Moderate Allocation Portfolio (sub-advised by AXA IM) — Seeks long-term total return while managing portfolio volatility.

EQ/Capital Group Research Portfolio (sub-advised by Capital International, Inc. (“Capital International”)) — Seeks to achieve long-term growth of capital.

EQ/ClearBridge Large Cap Growth Portfolio (sub-advised by ClearBridge Investments, LLC (“ClearBridge”)) — Seeks to achieve long-term capital growth.

EQ/ClearBridge Select Equity Managed Volatility Portfolio (sub-advised by BlackRock and ClearBridge) — Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Common Stock Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000® Index.

EQ/Core Bond Index Portfolio (sub-advised by SSGA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg U.S. Intermediate

1544

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Government/Credit Bond Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.

EQ/Emerging Markets Equity PLUS Portfolio (sub-advised by AB and EARNEST Partners, LLC (“EARNEST”)) — Seeks to achieve long-term growth of capital.

EQ/Equity 500 Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500® Index.

EQ/Fidelity Institutional AM® Large Cap Portfolio (sub-advised by Fidelity Institutional Asset Management LLC) — Seeks to achieve long-term capital appreciation.

EQ/First Trust Moderate Growth Allocation Portfolio (sub-advised by First Trust Advisors L.P.) — Seeks long-term total return while managing portfolio volatility.

EQ/Franklin Growth Allocation Portfolio (formerly, EQ/Legg Mason Growth Allocation Portfolio) (sub-advised by Franklin Advisers, Inc. (“Franklin Advisers”)) — Seeks long term capital appreciation while managing portfolio volatility. Effective August 7, 2021, Franklin Advisers replaced QS Investors, LLC as the sub-adviser to the Portfolio.

EQ/Franklin Moderate Allocation Portfolio (formerly, EQ/Legg Mason Moderate Allocation Portfolio) (sub-advised by Franklin Advisers) — Seeks long term capital appreciation while managing portfolio volatility. Effective August 7, 2021, Franklin Advisers replaced QS Investors, LLC as the sub-adviser to the Portfolio.

EQ/Franklin Rising Dividends Portfolio (sub-advised by Franklin Advisers) — Seeks to achieve long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

EQ/Franklin Small Cap Value Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Mutual Advisers, LLC) — Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Franklin Strategic Income Portfolio (sub-advised by Franklin Advisers) — Seeks a high level of current income. A secondary goal is long-term capital appreciation.

EQ/Global Equity Managed Volatility Portfolio (sub-advised by BlackRock, Morgan Stanley Investment Management, Inc. (“MSIM”) and Invesco Advisers, Inc. (“Invesco”) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Goldman Sachs Growth Allocation Portfolio (sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”)) — Seeks to achieve long term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.

EQ/Goldman Sachs Mid Cap Value Portfolio (sub-advised by GSAM) — Seeks to achieve long term capital appreciation.

EQ/Goldman Sachs Moderate Growth Allocation Portfolio (sub-advised by GSAM) — Seeks to achieve long-term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.

EQ/Intermediate Government Bond Portfolio (sub-advised by SSGA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.

1545

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

EQ/International Core Managed Volatility Portfolio (sub-advised by BlackRock, EARNEST, Federated Global Investment Management Corp. and Massachusetts Financial Services Company d/ b/a MFS Investment Management (“MFS”)) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/International Equity Index Portfolio (sub-advised by AB) — Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50® Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

EQ/International Value Managed Volatility Portfolio (sub-advised by BlackRock and Harris Associates LP) — Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Invesco Comstock Portfolio (sub-advised by Invesco) — Seeks to achieve capital growth and income.

EQ/Invesco Global Portfolio (sub-advised by Invesco) — Seeks to achieve capital appreciation.

EQ/Invesco Global Real Assets Portfolio (formerly, EQ/Invesco Global Real Estate Portfolio) (sub-advised by Invesco) — Seeks to achieve total return through growth of capital and current income.

EQ/Invesco International Growth Portfolio (sub-advised by Invesco) — Seeks to achieve long term growth of capital.

EQ/Invesco Moderate Allocation Portfolio (sub-advised by Invesco) — Seeks long-term capital appreciation while managing portfolio volatility.

EQ/Invesco Moderate Growth Allocation Portfolio (sub-advised by Invesco) — Seeks long-term capital appreciation while managing portfolio volatility.

EQ/Janus Enterprise Portfolio (sub-advised by Janus Capital Management LLC) — Seeks to achieve capital growth.

EQ/JPMorgan Growth Allocation Portfolio (sub-advised by J.P. Morgan Investment Management Inc. (“JPMorgan”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/JPMorgan Value Opportunities Portfolio (sub-advised by JPMorgan) — Seeks to achieve long-term capital appreciation.

EQ/Large Cap Core Managed Volatility Portfolio (sub-advised by BlackRock, Capital International, Inc., GQG Partners LLC and Vaughan Nelson Investment Management) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Large Cap Growth Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends, at a risk level consistent with the Russell 1000® Growth Index.

EQ/Large Cap Growth Managed Volatility Portfolio (sub-advised by BlackRock, HS Management Partners, LLC, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Polen Capital Management, LLC and T. Rowe Price Associates, Inc. (“T. Rowe Price”)) — Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Large Cap Value Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

1546

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

EQ/Large Cap Value Managed Volatility Portfolio (sub-advised by AB, Aristotle Capital Management, LLC (“Aristotle Capital”) and MFS) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. Effective February 1, 2021, Aristotle Capital replaced BlackRock as a Sub-Adviser to the Portfolio.

EQ/Lazard Emerging Markets Equity Portfolio (sub-advised by Lazard Asset Management LLC) — Seeks to achieve long-term capital appreciation.

EQ/Long-Term Bond Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg U.S. Long Government/Credit Bond Index (“Long Government/Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Long Government/Credit Index.

EQ/Loomis Sayles Growth Portfolio (sub-advised by Loomis Sayles) — Seeks to achieve capital appreciation.

EQ/MFS International Growth Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/MFS International Intrinsic Value Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/MFS Mid Cap Focused Growth Portfolio (sub-advised by MFS) — Seeks to provide growth of capital.

EQ/MFS Technology Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/MFS Utilities Series Portfolio (sub-advised by MFS) — Seeks to achieve total return.

EQ/Mid Cap Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index.

EQ/Mid Cap Value Managed Volatility Portfolio (sub-advised by BlackRock, Diamond Hill Capital Management, Inc., and Wellington Management Company, LLP (“Wellington”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Money Market Portfolio (sub-advised by BNY Mellon Investment Adviser, Inc.) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Morgan Stanley Small Cap Growth Portfolio (sub-advised by BlackRock and MSIM) — Seeks to achieve long-term growth of capital.

EQ/PIMCO Global Real Return Portfolio (sub-advised by Pacific Investment Management Company LLC (“PIMCO”)) — Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Real Return Portfolio (sub-advised by PIMCO) — Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Total Return Portfolio (sub-advised by PIMCO) — Seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Ultra Short Bond Portfolio (sub-advised by PIMCO) — Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

EQ/Quality Bond PLUS Portfolio (sub-advised by AB and PIMCO) — Seeks to achieve high current income consistent with moderate risk to capital.

1547

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

EQ/Small Company Index Portfolio (sub-advised by AB) — Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index.

EQ/T. Rowe Price Growth Stock Portfolio (sub-advised by T. Rowe Price) — Seeks to achieve long-term capital appreciation and secondarily, income.

EQ/T. Rowe Price Health Sciences Portfolio (sub-advised by T. Rowe Price) — Seeks to achieve long-term capital appreciation.

EQ/Value Equity Portfolio (formerly, EQ/BlackRock Basic Value Equity Portfolio) (sub-advised by Aristotle Capital) — Seeks to achieve capital appreciation. Effective February 1, 2021, Aristotle Capital replaced BlackRock as Sub-Adviser to the Portfolio.

EQ/Wellington Energy Portfolio (sub-advised by Wellington) — Seeks to provide capital growth and appreciation.

Multimanager Aggressive Equity Portfolio (sub-advised by AB, ClearBridge, 1832 Asset Management U.S. Inc., T. Rowe Price and Westfield Capital Management Company, L.P.) — Seeks to achieve long-term growth of capital.

Multimanager Core Bond Portfolio (sub-advised by BlackRock, DoubleLine, PIMCO and SSGA FM) — Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.

Multimanager Technology Portfolio (sub-advised by AB, Allianz Global Investors U.S. LLC and Wellington) — Seeks to achieve long-term growth of capital.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Portfolios are investment companies and, accordingly, follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

Valuation:

Equity securities (including securities issued by ETFs) listed on national securities exchanges are generally valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are generally valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Corporate and municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such bonds and notes are generally valued at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are generally valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are generally valued using prices obtained from a pricing service for such investments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between

1548

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are generally valued at evaluated prices obtained from a pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes may be obtained from a broker and converted to a price.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are generally valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker- dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio are generally valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign currency contracts are generally valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency rates gathered from leading market makers and foreign currency trading centers throughout the world in making evaluations. Forward foreign currency contracts may be settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available.

If market quotations are not readily available for a security or other financial instrument, such security and instrument shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the asset in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of each of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, Equitable Investment Management, LLC (the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”), which assists in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for

1549

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of officers of the Trust and/or representatives of EIM.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2021, is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee may perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost provided that certain conditions are met, including that the Board continues to believe that the amortized cost valuation method fairly reflects the market-based NAV per share of the Portfolio. The EQ/Money Market Portfolio seeks to maintain a constant NAV per share of $1.00, but there can be no assurance that it will be able to do so.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is

1550

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

determined may be reflected in the Trust’s calculation of a NAV for each applicable Portfolio when the Committee deems that the particular event or circumstance would materially affect such Portfolio’s NAV.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Portfolio is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Those classified as short-term gain distributions are reflected as such for book but as ordinary income for tax. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

Capital Gains Taxes:

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. These Portfolios have recorded a deferred tax liability with respect to unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2021. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Portfolios. The amounts related to capital gain taxes for securities that have been sold are included in the net realized gain (loss) on investments in the Statements of Operations for the Portfolios.

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Offering costs incurred in connection with the offering of shares of a Portfolio will be amortized and recorded as an expense on a straight line basis over 12 months from the date of the Portfolio’s commencement of public offering of shares. Amortized offering costs are disclosed in the Statement of Operations.

Offering costs incurred during the year ended December 31, 2021 by the EQ/Long-Term Bond Portfolio was $99,330.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) Market value of investment securities, other assets and liabilities — at the valuation date.

1551

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

(ii) Purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

Taxes:

Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, state and local income tax provisions are required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2021, the Portfolios did not incur any interest or penalties. Each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (EQ/Money Market declares and distributes daily and Multimanager Core Bond declares and distributes monthly). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of a Portfolio to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences which are significant to the Potfolios are primarily due to investments in passive foreign investment companies (1290 VT Real Estate, ATM International Managed Volatility, EQ/International Managed Volatility, EQ/Global Equity Managed Volatility, EQ/International Core Managed Volatility, EQ/International Equity Index, EQ/International Value Managed Volatility and EQ/Invesco International Growth), capital loss carryforwards (1290 VT Equity Income, 1290 VT High Yield Bond, 1290 VT Natural Resources, EQ/International Equity Index, EQ/PIMCO Total Return, EQ/PIMCO Ultra Short Bond and EQ/Wellington Energy), wash sale loss deferrals (1290 VT Micro Cap, 1290 VT Natural Resources, EQ/First Trust Moderate Growth Allocation, EQ/International Core Managed Volatility, EQ/Large Cap Value Managed Volatility, EQ/Mid Cap Value Managed Volatility, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return and Multimanager Technology), post-October loss deferrals (EQ/Emerging Markets Equity PLUS, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/Quality Bond PLUS and EQ/Wellington Energy), deferral of losses on offsetting positions (ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, ATM International Managed Volatility, EQ/500 Managed Volatility, EQ/400 Managed Volatility, EQ/2000 Managed Volatility, EQ/International Managed Volatility, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/ClearBridge Select Equity Managed Volatility, EQ/First Trust Moderate Growth Allocation, EQ/Franklin Growth Allocation, EQ/Franklin Moderate

1552

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Allocation, EQ/Franklin Small Cap Value Managed Volatility, EQ/Global Equity Managed Volatility, EQ/Goldman Sachs Growth Allocation, EQ/Goldman Sachs Moderate Growth Allocation, EQ/International Core Managed Volatility, EQ/International Value Managed Volatility, EQ/Invesco Moderate Allocation, EQ/Invesco Moderate Growth Allocation, EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility, EQ/Mid Cap Value Managed Volatility, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/Quality Bond PLUS, Multimanager Aggressive Equity and Multimanager Core Bond), futures marked to market (EQ/Goldman Sachs Growth Allocation, EQ/Goldman Sachs Moderate Growth Allocation, EQ/JPMorgan Growth Allocation and EQ/PIMCO Global Real Return) and partnership basis adjustments (EQ/All Asset Growth Allocation, 1290 VT Multi-Alternative Strategies and 1290 VT Small Cap Value). In addition, short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. The tax character of distributions for the years ended December 31, 2021 and December 31, 2020 and the tax composition of undistributed ordinary income and undistributed long term gains at December 31, 2021 are presented in the following table:

	Year Ended December 31, 2021		As of December 31, 2021		Year Ended December 31, 2020
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
EQ/All Asset Growth Allocation	$26,419,330	58,177,510	$—	$25,044,473	$7,620,685	$14,136,723
EQ/Ultra Conservative Strategy	19,398,238	15,804,234	339,701	10,431,524	43,379,926	3,140,699
EQ/Conservative Strategy	13,135,766	22,745,594	32,778	18,424,291	15,669,191	5,325,906
EQ/Conservative Growth Strategy	28,185,509	73,935,365	416,469	52,589,010	26,843,122	34,674,092
EQ/Balanced Strategy	93,465,918	154,163,761	4,455,480	146,020,566	64,228,167	98,186,123
EQ/Moderate Growth Strategy	175,897,320	451,817,734	3,177,211	336,982,734	136,053,015	266,573,262
EQ/Growth Strategy	160,322,535	303,867,754	3,220,782	290,977,902	115,496,034	173,683,753
EQ/Aggressive Growth Strategy	190,353,619	270,864,013	4,144,608	310,553,001	119,256,958	99,380,031
1290 VT Low Volatility Global Equity	357,231	21,511	—	—	368,661	38,911
1290 VT Moderate Growth Allocation	580,448	—	131,144	—	461,262	—
1290 VT Multi-Alternative Strategies	247,217	297,517	27,586	213,110	47,889	—
1290 VT Convertible Securities	3,819,289	11,245,717	87,511	20,815	728,536	1,301,980
1290 VT DoubleLine Dynamic Allocation	4,769,371	1,108,712	350,033	337,728	2,593,257	275,654
1290 VT DoubleLine Opportunistic Bond	14,009,914	650,401	—	588,736	14,555,576	1,143,671
1290 VT Equity Income	9,191,241	—	—	—	9,950,246	947,217
1290 VT GAMCO Mergers & Acquisitions	1,892,927	4,926,333	—	2,216,040	387,150	—
1290 VT GAMCO Small Company Value	28,432,387	247,242,749	—	51,127,732	21,050,421	71,705,867
1290 VT High Yield Bond	10,785,746	—	—	—	10,420,911	—
1290 VT Micro Cap	21,904,262	33,708,310	94,602	4,392,866	13,685,413	10,010,141
1290 VT Natural Resources	775,012	—	874	—	536,996	—
1290 VT Real Estate	1,431,372	246,591	—	—	464,862	—
1290 VT Small Cap Value	18,033,413	46,188,650	—	—	5,005,653	—
1290 VT SmartBeta Equity	19,243,390	7,465,073	743,197	4,362,059	3,417,186	236,690
1290 VT Socially Responsible	1,401,304	2,989,023	8,888	—	1,730,124	6,020,777
ATM Large Cap Managed Volatility	62,985,683	354,548,384	5,946,641	56,951,729	111,604,628	416,312,135
ATM Mid Cap Managed Volatility	14,820,486	23,735,549	517,995	7,800,546	11,065,111	17,692,828
ATM Small Cap Managed Volatility	75,243,858	144,522,687	1	18,359,785	47,599,980	57,053,474
ATM International Managed Volatility	73,212,182	64,471,631	13,270,047	—	60,146,717	—
EQ/500 Managed Volatility	199,009,377	840,921,896	16,184,466	158,719,854	260,969,240	627,122,821
EQ/400 Managed Volatility	47,785,923	64,322,745	1,345,411	21,598,785	22,784,789	37,338,352
EQ/2000 Managed Volatility	241,636,117	477,694,444	—	66,748,077	104,341,903	136,366,534
EQ/International Managed Volatility	137,281,707	34,976,986	1,388,390	13,488,546	51,276,639	76,700
EQ/AB Dynamic Aggressive Growth	7,740,158	10,564,759	—	230,276	2,457,178	1,141,905
EQ/AB Dynamic Growth	13,641,890	4,851,126	55,896,275	11,331,010	10,807,909	1,484,331
EQ/AB Dynamic Moderate Growth	51,363,432	46,559,918	1,778,812	50,917,777	199,872,013	45,823,861
EQ/AB Short Duration Government Bond	6,375,343	—	327,680	—	17,370,076	—
EQ/AB Small Cap Growth	107,199,012	292,537,244	588,526	53,872,048	58,068,663	226,077,020
EQ/American Century Mid Cap Value	36,321,090	34,861,094	5,085,906	4,914,777	5,889,461	917,339
EQ/American Century Moderate Growth Allocation	1,006,173	145,381	448,757	176,828	573,653	—
EQ/AXA Investment Managers Moderate Allocation	346,151	—	41,573	—	283,054	—
EQ/Capital Group Research	7,176,122	23,890,285	1,325,118	22,096,774	2,868,774	28,118,953
EQ/ClearBridge Large Cap Growth	860,401	29,546,003	218,349	14,534,299	636,684	34,065,565
EQ/ClearBridge Select Equity Managed Volatility	7,748,810	18,759,610	—	1,883,906	3,595,982	13,350,955

1553

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

	Year Ended December 31, 2021		As of December 31, 2021		Year Ended December 31, 2020
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
EQ/Common Stock Index	$56,793,784	473,410,544	$876,632	$59,349,048	$66,756,382	$313,766,330
EQ/Core Bond Index	108,236,877	36,551,598	—	14,070,160	159,626,419	21,684,006
EQ/Emerging Markets Equity PLUS	1,927,506	1,146,563	231,014	—	965,032	725,936
EQ/Equity 500 Index	79,797,160	237,169,012	1,566,746	44,846,708	88,325,626	140,832,941
EQ/Fidelity Institutional AM® Large Cap	55,374,636	61,973,787	3,340,249	13,527,807	19,109,392	20,772,344
EQ/First Trust Moderate Growth Allocation	1,935,793	1,397,971	149,066	289,870	580,105	11,801
EQ/Franklin Growth Allocation	650,144	2,087,950	149,355	141,318	556,000	—
EQ/Franklin Moderate Allocation	8,861,675	9,114,254	388,169	—	1,991,437	3,828
EQ/Franklin Rising Dividends	1,610,274	789	—	191,630	1,769,977	—
EQ/Franklin Small Cap Value Managed Volatility	30,475,255	37,234,430	274,528	6,636,402	12,964,034	8,364,951
EQ/Franklin Strategic Income	3,815,401	857,372	32,724	—	3,315,701	—
EQ/Global Equity Managed Volatility	76,395,848	327,524,669	4,608,982	41,474,522	27,791,353	95,274,048
EQ/Goldman Sachs Growth Allocation	9,269,633	9,304,852	—	899,927	1,691,988	639,800
EQ/Goldman Sachs Mid Cap Value	9,412,789	5,740,233	916,604	3,462,334	1,039,094	64,004
EQ/Goldman Sachs Moderate Growth Allocation	38,873,405	40,473,466	—	—	6,417,145	4,849,072
EQ/Intermediate Government Bond	63,618,612	47,976,477	—	6,231,189	116,024,359	28,974,113
EQ/International Core Managed Volatility	72,773,438	87,937,347	573,994	10,025,893	26,365,103	22,198,590
EQ/International Equity Index	54,008,932	—	874,184	—	28,349,860	3,185,134
EQ/International Value Managed Volatility	57,160,376	31,253,667	1,714,936	7,658,052	23,503,522	3,573,820
EQ/Invesco Comstock	5,586,151	9,050,728	—	2,225,141	4,198,293	1,057,771
EQ/Invesco Global	—	16,265,569	—	3,288,458	1,115	1,952
EQ/Invesco Global Real Assets	8,726,496	—	1,344,162	—	4,692,277	566,993
EQ/Invesco International Growth	3,999,451	6,892,763	452,965	1,671,378	1,502,774	—
EQ/Invesco Moderate Allocation	9,389,764	12,367,173	—	—	8,380,500	7,203,446
EQ/Invesco Moderate Growth Allocation	3,326,631	4,006,369	133,183	108,080	2,192,972	1,204,588
EQ/Janus Enterprise	24,961,333	141,966,139	—	33,145,777	22,028,225	124,852,818
EQ/JPMorgan Growth Allocation	14,778,025	20,324,003	2,962	1,172,456	2,139,655	2,064,647
EQ/JPMorgan Value Opportunities	82,079,145	91,431,661	2	10,098,106	16,438,576	3,168,618
EQ/Large Cap Core Managed Volatility	97,348,648	275,386,054	16,759,134	83,451,622	67,388,596	209,316,740
EQ/Large Cap Growth Index	33,352,801	160,593,299	1,853,036	19,494,620	5,514,877	117,594,819
EQ/Large Cap Growth Managed Volatility	210,020,056	1,102,061,690	—	396,881,020	123,349,933	630,613,391
EQ/Large Cap Value Index	25,522,849	26,118,274	210,451	3,561,871	13,933,371	5,026,751
EQ/Large Cap Value Managed Volatility	277,742,606	260,744,026	14,920,882	48,135,131	139,207,441	158,284,106
EQ/Lazard Emerging Markets Equity	14,748,553	19,073,603	1,016,075	2,048,279	6,438,263	1,277,580
EQ/Long-Term Bond	10,328,647	—	1,763,092	—	—	—
EQ/Loomis Sayles Growth	3,190,709	76,344,458	—	27,570,107	174,958	65,452,023
EQ/MFS International Growth	14,595,538	144,970,055	1,632,446	11,327,022	16,985,931	94,960,980
EQ/MFS International Intrinsic Value	9,289,011	29,941,076	—	1,342,236	3,716,151	9,408,495
EQ/MFS Mid Cap Focused Growth	—	7,858,063	—	626,614	14,674,575	31,771,330
EQ/MFS Technology	23,148,484	42,849,175	56,068	14,787,609	5,465,186	7,978,521
EQ/MFS Utilities Series	3,861,005	2,608,301	530,732	645,551	3,430,165	3,131,067
EQ/Mid Cap Index	50,326,668	169,021,325	1,714,516	56,135,258	25,942,087	98,781,232
EQ/Mid Cap Value Managed Volatility	98,104,299	154,170,019	2,776,640	22,779,452	29,047,047	46,245,539
EQ/Money Market	2,913,991	—	8,426	—	2,489,972	1,500
EQ/Morgan Stanley Small Cap Growth	215,398,121	68,874,045	1,167,795	1,943,664	42,581,840	48,032,754
EQ/PIMCO Global Real Return	11,679,621	—	—	—	1,230,121	—
EQ/PIMCO Real Return	6,362,512	—	59,563	—	4,563,257	—
EQ/PIMCO Total Return	6,648,558	—	—	—	17,111,931	—
EQ/PIMCO Ultra Short Bond	5,263,852	—	—	—	13,472,357	—
EQ/Quality Bond PLUS	13,084,487	10,413,010	9,087,300	—	48,146,685	7,908,662
EQ/Small Company Index	37,216,309	124,868,360	—	7,210,931	16,904,793	40,065,221
EQ/T. Rowe Price Growth Stock	48,848,870	165,343,876	2,123,680	48,877,689	10,768,353	51,884,118
EQ/T. Rowe Price Health Sciences	1,718,623	6,863,936	—	2,391,558	—	4,177,001
EQ/Value Equity	249,246,242	79,401,144	9,554,889	—	61,970,524	78,850,296
EQ/Wellington Energy	2,772,934	—	6,770	—	1,817,879	—
Multimanager Aggressive Equity	71,561,903	249,796,020	718,586	33,637,131	58,371,990	84,673,243
Multimanager Core Bond	18,410,402	809,536	1,228,530	—	36,503,224	2,156,304
Multimanager Technology	64,890,188	181,190,039	7,367,267	54,537,768	35,860,223	237,408,926

1554

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

The following Portfolios had a Return of Capital during the year ended December 31, 2021:

Portfolios:	Return of Capital
1290 VT Real Estate	$16,099,091
EQ/AB Dynamic Moderate Growth	2,593,147
EQ/PIMCO Global Real Return	7,366,856
EQ/PIMCO Ultra Short Bond	566,724

Additionally, the following Portfolios had a Return of Capital during the year ended December 31, 2020:

Portfolios:	Return of Capital
1290 VT Equity Income	$349,706
1290 VT Low Volatility Global Equity	69,502
1290 VT Multi-Alternative Strategies	3,767
EQ/American Century Mid Cap Value	274,210
EQ/Goldman Sachs Mid Cap Value	115,912
EQ/MFS Utilities Series	413,838
EQ/Wellington Energy	138,138

Permanent book and tax differences resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at December 31, 2021 as follows:

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
EQ/All Asset Growth Allocation	$13,818,683	$(13,818,683)	$—
EQ/Ultra Conservative Strategy	2,311,030	(2,311,030)	—
EQ/Conservative Strategy	4,075,227	(4,075,227)	—
EQ/Conservative Growth Strategy	15,032,909	(15,032,909)	—
EQ/Balanced Strategy	51,596,613	(51,596,613)	—
EQ/Moderate Growth Strategy	104,654,773	(104,654,773)	—
EQ/Growth Strategy	98,141,199	(98,141,199)	—
EQ/Aggressive Growth Strategy	113,295,761	(112,673,965)	(621,796)
1290 VT Low Volatility Global Equity	5,626	1,117	(6,743)
1290 VT Moderate Growth Allocation	26,738	(30,551)	3,813
1290 VT Multi-Alternative Strategies	17,320	(15,035)	(2,285)
1290 VT Convertible Securities	5,359,290	(5,359,290)	—
1290 VT DoubleLine Dynamic Allocation	4,505	(4,505)	—
1290 VT DoubleLine Opportunistic Bond	844,750	(844,750)	—
1290 VT Equity Income	536,711	178,918	(715,629)
1290 VT GAMCO Mergers & Acquisitions	280,543	(8,441)	(272,102)
1290 VT GAMCO Small Company Value	5,757,963	(5,757,963)	—
1290 VT High Yield Bond	292,058	(280,830)	(11,228)
1290 VT Micro Cap	579,736	(579,736)	—
1290 VT Natural Resources	11,326	(11,326)	—
1290 VT Real Estate	43,029	(43,029)	—
1290 VT Small Cap Value	2,044,586	(1,282,261)	(762,325)
1290 VT SmartBeta Equity	83,259	(83,259)	—
1290 VT Socially Responsible	(50,169)	50,169	—
ATM Large Cap Managed Volatility	581,414	(581,414)	—
ATM Mid Cap Managed Volatility	131,056	(131,056)	—
ATM Small Cap Managed Volatility	2,973,979	(2,973,979)	—
ATM International Managed Volatility	19,590,467	(19,590,467)	—
EQ/500 Managed Volatility	1,683,973	(1,683,973)	—
EQ/400 Managed Volatility	382,914	(382,914)	—
EQ/2000 Managed Volatility	10,427,219	(10,427,219)	—

1555

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
EQ/International Managed Volatility	$4,534,729	$(4,534,729)	$—
EQ/AB Dynamic Aggressive Growth	708,631	(708,631)	—
EQ/AB Dynamic Growth	(971,926)	971,926	—
EQ/AB Dynamic Moderate Growth	13,209,118	(13,209,118)	—
EQ/AB Short Duration Government Bond	622,690	(622,690)	—
EQ/AB Small Cap Growth	5,818,234	(5,818,234)	—
EQ/American Century Mid Cap Value	2,172,118	(2,093,686)	(78,432)
EQ/American Century Moderate Growth Allocation	14,709	(28,481)	13,772
EQ/AXA Investment Managers Moderate Allocation	4,671	(4,671)	—
EQ/Capital Group Research	718,871	(718,871)	—
EQ/ClearBridge Large Cap Growth	1,807,230	(1,807,230)	—
EQ/ClearBridge Select Equity Managed Volatility	4,674,661	(4,674,661)	—
EQ/Common Stock Index	2,707,928	(2,707,928)	—
EQ/Core Bond Index	568,495	(568,495)	—
EQ/Emerging Markets Equity PLUS	171,181	(171,181)	—
EQ/Equity 500 Index	2,013,576	(2,013,576)	—
EQ/Fidelity Institutional AM® Large Cap	1,232,688	(1,232,688)	—
EQ/First Trust Moderate Growth Allocation	—	—	—
EQ/Franklin Growth Allocation	10,715	(11,454)	739
EQ/Franklin Moderate Allocation	(152,164)	152,164	—
EQ/Franklin Rising Dividends	789	(789)	—
EQ/Franklin Small Cap Value Managed Volatility	403,174	(403,174)	—
EQ/Franklin Strategic Income	200,631	(200,631)	—
EQ/Global Equity Managed Volatility	3,872,642	(3,872,642)	—
EQ/Goldman Sachs Growth Allocation	(104,269)	104,269	—
EQ/Goldman Sachs Mid Cap Value	12,859	46,034	(58,893)
EQ/Goldman Sachs Moderate Growth Allocation	323,400	119,963	(443,363)
EQ/Intermediate Government Bond	262,575	(262,575)	—
EQ/International Core Managed Volatility	3,406,306	(3,406,306)	—
EQ/International Equity Index	1,457,780	(1,457,780)	—
EQ/International Value Managed Volatility	1,136,489	(1,136,489)	—
EQ/Invesco Comstock	(296,847)	296,847	—
EQ/Invesco Global	2,791,096	(1,309,236)	(1,481,860)
EQ/Invesco Global Real Assets	4,974,332	(4,974,332)	—
EQ/Invesco International Growth	968,463	(968,463)	—
EQ/Invesco Moderate Allocation	1,462,547	(1,454,695)	(7,852)
EQ/Invesco Moderate Growth Allocation	16,248	(16,248)	—
EQ/Janus Enterprise	8,821,631	(8,846,632)	25,001
EQ/JPMorgan Growth Allocation	2,119,752	(2,119,752)	—
EQ/JPMorgan Value Opportunities	(46,215)	46,216	(1)
EQ/Large Cap Core Managed Volatility	571,120	(571,119)	(1)
EQ/Large Cap Growth Index	(5,187)	5,187	—
EQ/Large Cap Growth Managed Volatility	8,576,489	(8,576,489)	—
EQ/Large Cap Value Index	411,127	(411,127)	—
EQ/Large Cap Value Managed Volatility	958,533	(958,533)	—
EQ/Lazard Emerging Markets Equity	(1,071,547)	1,071,547	—
EQ/Long-Term Bond	41,426	—	(41,426)
EQ/Loomis Sayles Growth	3,403,373	(2,364,783)	(1,038,590)
EQ/MFS International Growth	(526,250)	526,250	—
EQ/MFS International Intrinsic Value	1,534,736	(1,534,736)	—
EQ/MFS Mid Cap Focused Growth	3,313,228	128,333	(3,441,561)
EQ/MFS Technology	6,372,376	(6,372,376)	—
EQ/MFS Utilities Series	140,734	95,845	(236,579)
EQ/Mid Cap Index	1,058,551	(1,058,551)	—
EQ/Mid Cap Value Managed Volatility	841,072	(841,072)	—

1556

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
EQ/Money Market	$—	$—	$—
EQ/Morgan Stanley Small Cap Growth	1,443,921	(1,443,921)	—
EQ/PIMCO Global Real Return	5,242,829	(5,242,829)	—
EQ/PIMCO Real Return	427,641	(427,641)	—
EQ/PIMCO Total Return	684,510	(684,510)	—
EQ/PIMCO Ultra Short Bond	785,690	(785,690)	—
EQ/Quality Bond PLUS	(8,834,152)	8,834,152	—
EQ/Small Company Index	4,102,559	(4,102,559)	—
EQ/T. Rowe Price Growth Stock	15,449,742	(15,449,742)	—
EQ/T. Rowe Price Health Sciences	1,435,995	(1,412,949)	(23,046)
EQ/Value Equity	219,237	(219,237)	—
EQ/Wellington Energy	49,701	7,926	(57,627)
Multimanager Aggressive Equity	5,944,837	(5,944,837)	—
Multimanager Core Bond	1,108,361	(1,108,361)	—
Multimanager Technology	13,493,068	(13,492,025)	(1,043)

(a)	These components of net assets are included in Total Distributable Earnings (Loss) in the Statement of Assets and Liabilities

The significant permanent book to tax differences regarding the adjustments above are related to reclassification of gains from investment in passive foreign investment companies (EQ/Invesco Global Real Assets), reclassification of gains and losses from foreign currency transactions (EQ/Quality Bond PLUS), net operating losses (EQ/JPMorgan Growth Allocation, EQ/MFS Technology, EQ/T. Rowe Price Growth Stock, EQ/T. Rowe Price Health Sciences and Multimanager Technology), reclassification of gains from convertible preferred debt instruments (1290 VT Convertible Securities), reclassification of dividends (1290 VT Convertible Securities and ATM International Managed Volatility), reclassification of dividends received from fund of fund investments (EQ/All Asset Growth Allocation, EQ/Conservative Growth Strategy, EQ/Balanced Strategy, EQ/Moderate Growth Strategy and EQ/Growth Strategy), reclassification of distributions received from fund of fund investments (EQ/Aggressive Growth Strategy), reclassification of gain and losses from foreign currency transactions (EQ/AB Dynamic Moderate Growth and EQ/PIMCO Global Real Return), and reclassification of ordinary income to return of capital (1290 VT GAMCO Mergers & Acquisitions).

Net capital and net specified gains/losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2021, the following Portfolios deferred to January 1, 2022 post- October losses of:

Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
1290 VT Convertible Securities . . . .	$3,117	$47,653	$(26,020)
1290 VT DoubleLine Opportunistic Bond	—	492,451	—
1290 VT GAMCO Mergers & Acquisitions	—	400,425	—
1290 VT High Yield Bond	—	5,753	—
1290 VT Micro Cap	—	533,419	1,026
1290 VT Real Estate	50,183	—	39,623
1290 VT Small Cap Value	668,247	—	—
1290 VT Socially Responsible	—	(247,189)	264,073
ATM Large Cap Managed Volatility	2	—	—
ATM Small Cap Managed Volatility	36,449	1,544,215	—
EQ/500 Managed Volatility	5	—	—
EQ/2000 Managed Volatility	92,875	4,165,518	—
EQ/International Managed Volatility	3,006,276	851,163	—
EQ/AB Dynamic Growth	1,377,111	—	—
EQ/AB Dynamic Moderate Growth	—	1,893,140	—
EQ/AB Short Duration Government Bond	—	947,462	3,395,368
EQ/AB Small Cap Growth	32,597	—	—

1557

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
EQ/American Century Mid Cap Value	$1,249,932	$—	$—
EQ/Common Stock Index	3	—	—
EQ/Emerging Markets Equity PLUS	2,847	220,288	280,540
EQ/Fidelity Institutional AM® Large Cap	86,535	—	—
EQ/Franklin Small Cap Value Managed Volatility	3,189	—	—
EQ/Franklin Strategic Income	—	7,260	55,567
EQ/Goldman Sachs Growth Allocation	252,568	60,595	—
EQ/Goldman Sachs Moderate Growth Allocation	1,194,166	5,519,675	(3,465,786)
EQ/Intermediate Government Bond	—	2,016,894	—
EQ/Invesco Comstock	99,897	—	—
EQ/Invesco Global	16,843	—	—
EQ/Invesco International Growth	—	418,095	—
EQ/Invesco Moderate Allocation	—	94,305	966,954
EQ/Invesco Moderate Growth Allocation	—	—	108,080
EQ/Janus Enterprise	4,712	5,555,968	—
EQ/Large Cap Growth Managed Volatility	—	4,058,300	—
EQ/Lazard Emerging Markets Equity	115,963	—	—
EQ/Loomis Sayles Growth	—	5,620	—
EQ/MFS International Growth	—	137,129	—
EQ/MFS International Intrinsic Value	135,475	29,724	—
EQ/Morgan Stanley Small Cap Growth	—	—	24
EQ/PIMCO Global Real Return	566,833	(1,952,408)	3,918,667
EQ/PIMCO Real Return	—	(388,289)	3,188,787
EQ/PIMCO Total Return	251,135	—	—
EQ/PIMCO Ultra Short Bond	—	1,371,215	—
EQ/Quality Bond PLUS	10,013,540	—	559,323
EQ/Small Company Index	37,472	—	—
EQ/T. Rowe Price Health Sciences	44,733	520,835	—
EQ/Wellington Energy	5,604	—	—
Multimanager Core Bond	2,379,472	—	—

The following Portfolios have an India capital gains tax capital loss carryforward of approximately:

Portfolio:	INR (as of March 31, 2021)	Converted to USD (as of December 31, 2021)
EQ/Global Equity Managed Volatility	234,471,324	$3,154,227
EQ/International Core Managed Volatility	18,930,039	254,656
EQ/International Value Managed Volatility	14,055,897	189,087
EQ/Invesco Global	31,006,388	417,114
EQ/MFS International Growth	25,368,771	341,274

The following Portfolios utilized net capital loss carryforwards during 2021 and/or have losses incurred that will be carried forward indefinitely as follows:

	Utilized		Losses carried forward
Portfolios:	Short Term	Long Term	Short Term	Long Term
1290 VT Moderate Growth Allocation	$243,856	$42,380	$203,120	$—
1290 VT Multi-Alternative Strategies	77,285	242,207	—	—
1290 VT Equity Income	12,803,559	26,851,735	13,291,222	—
1290 VT GAMCO Mergers & Acquisitions	3,976,985	4,783,051	52,662	—
1290 VT High Yield Bond	1,387,872	996,133	1,778,910	10,086,585
1290 VT Natural Resources	20,163	—	570,190	3,477,557
1290 VT Real Estate	12,226	125,867	—	—
1290 VT Small Cap Value	1,309,194	—	419,276	—

1558

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

	Utilized		Losses carried forward
Portfolios:	Short Term	Long Term	Short Term	Long Term
EQ/AB Dynamic Aggressive Growth	$282,833	$—	$—	$—
EQ/AB Short Duration Government Bond	1,901,681	5,327,435	749,385	3,592,086
EQ/American Century Mid Cap Value	—	3,294,052	—	—
EQ/American Century Moderate Growth Allocation	241,972	—	—	—
EQ/AXA Investment Managers Moderate Allocation	61,795	107,110	65,225	44,534
EQ/Franklin Rising Dividends	465,205	5,757,256	—	—
EQ/Franklin Growth Allocation	191,155	361,522	—	—
EQ/Goldman Sachs Mid Cap Value	360,368	—	—	—
EQ/Intermediate Government Bond	2,021,809	7,986,816	3,497,134	14,008,953
EQ/International Equity Index	1,247,116	9,010,418	—	49,781,065
EQ/Invesco Comstock	739,017	3,849,353	—	—
EQ/Invesco Global	42,646	1,290	68,753	2,080
EQ/Invesco Global Real Assets	10,374,394	10,652,436	—	—
EQ/Invesco International Growth	403,486	3,092,444	—	—
EQ/Lazard Emerging Markets Equity	2,168,670	2,569,827	—	—
EQ/MFS Mid Cap Focused Growth	1,408,630	—	—	—
EQ/MFS Technology	532,081	—	638,077	—
EQ/PIMCO Global Real Return	—	—	—	144,414
EQ/PIMCO Real Return	—	160,558	—	—
EQ/PIMCO Total Return	—	—	1,542,658	2,017,703
EQ/PIMCO Ultra Short Bond	—	3,148,804	1,540,910	16,649,398
EQ/T. Rowe Price Health Sciences	444,014	3,974	—	—
EQ/Wellington Energy	—	—	24,307,095	30,893,265
Multimanager Core Bond	—	—	1,585,937	—

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Unfunded Commitments:

Certain Portfolios entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Portfolios to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is

1559

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Portfolios may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statements of Operations.

At December 31, 2021, the Portfolios had the following loan commitments in which all or a portion of the commitment was unfunded which could be extended at the option of the borrower:

						Unfunded Commitment		Funded Commitment		Total Commitment
Portfolio	Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
1290 VT High Yield Bond	National Mentor Holdings, Inc.	1st Lien Term Loan	03/02/2028	3.75%	ICE LIBOR USD 3 Month +3.75%	$15,041	$14,872	$—	$—	$15,041	$14,872
1290 VT High Yield Bond	Sovos Compliance LLC	1st Lien Term Loan	08/11/2028	4.50%	ICE LIBOR USD 3 Month +4.50%	$22,089	$22,136	$—	$—	$22,089	$22,136
EQ/Franklin Strategic Income	Aveanna Healthcare LLC	1st Lien New Term Loan	07/17/2028	3.75%	ICE LIBOR USD 1 Month +3.75%	$4,642	$4,614	$—	$—	$4,642	$4,614
EQ/Franklin Strategic Income	DexKo Global, Inc.	1st Lien Term Loan	10/04/2028	3.75%	ICE LIBOR USD 3 Month +3.75%	$1,394	$1,387	$—	$—	$1,394	$1,387
EQ/Franklin Strategic Income	Medical Solutions Holdings, Inc.	1st Lien Term Loan	11/01/2028	3.50%	ICE LIBOR USD 3 Month +3.50%	$2,252	$2,246	$—	$—	$2,252	$2,246
EQ/Franklin Strategic Income	Osmosis Buyer Ltd.	Term Loan B	07/31/2028	4.00%	ICE LIBOR USD 1 Month + 4.00%	$3,078	$3,079	$—	$—	$3,078	$3,079
EQ/Franklin Strategic Income	Sovos Compliance LLC	1st Lien Term Loan	08/11/2028	4.50%	ICE LIBOR USD 3 Month + 4.50%	$1,356	$1,358	$—	$—	$1,356	$1,358

Private Investments in Public Equity (PIPEs):

A Portfolio may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class. Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities. Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is

1560

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the Securities Act of 1933, as amended. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of a Portfolio’s investments. Even if the securities acquired in PIPEs become registered, or a Portfolio is able to sell the securities through an exempt transaction, a Portfolio may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.

Special Purpose Acquisition Companies (SPACs):

A Portfolio may invest in a SPAC, a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company. Until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. In addition, the securities issued by a SPAC, which are typically traded in the over-the- counter market, may be considered illiquid and/or be subject to restrictions on resale.

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings in the Statement of Operations. All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian as collateral for current or potential derivative holdings as necessary throughout the year.

Options:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the

1561

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Portfolios may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolios will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts, and Foreign Currency Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy, or sell a futures contract for a set price in the future. Certain Portfolios buy or sell futures contracts for the purpose of protecting their Portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Portfolio’s basis in the contract. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Portfolio’s credit risk is limited to failure of the exchange or board of trade.

During the year ended December 31, 2021, certain Portfolios held forward foreign currency contracts to either gain exposure to certain currencies or enter into an economic hedge against changes in the values of securities held in the Portfolio that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains or losses, if any, in forward currency transactions and change in unrealized gains or losses in forward foreign currency transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

The Portfolios may be exposed to foreign currency risks associated with Portfolio investments. Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking-to -market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from forward foreign currency transactions in the Statements of Operations of the Portfolios. The Portfolios may engage in these forward contracts to protect against uncertainty in the level of future rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios also buy forward foreign currency contracts to gain exposure to currencies.

1562

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Swap Agreements:

Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statements of Operations.

Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such

1563

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

segregation or “earmarking” is intended to ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s senior security and borrowing restrictions.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium they have paid should they decide to let the option expire, whereas the seller of a swaption is subject to the risk that they will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

A Portfolio may use inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index while the other is a pre-determined fixed interest rate. The use of swaps exposes the Portfolio to interest rate risk. Swaptions are marked-to-market daily based upon values from third party vendors.

Forward settling transactions:

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward settling transactions”). Portfolios may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward settling transaction may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in the value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Portfolios may enter into to-be-announced purchase or sale commitments (“TBA transactions”), pursuant to which it agrees to purchase or sell, respectively, mortgage backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by a Portfolio are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. Portfolios may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the portfolio maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the portfolio maintains an entitlement to the security to be sold.

Each of the EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio and Multimanager Core Bond

1564

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Portfolio entered into financing transactions referred to as “sale-buybacks” during the year ended December 31, 2021. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed- upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Portfolio’s Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of: (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold; and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Portfolio’s Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Portfolio’s Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio.

Master netting arrangements and collateral:

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Sub-Advisers on behalf of the Portfolios with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third- party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Portfolio of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA transactions, delayed-delivery or sale-buybacks by and between the Sub-Advisers on behalf of the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged and/or received, and the net exposure by counterparty as of period end is disclosed in the Portfolio of Investments.

ISDA Master Agreements and Master Forward Agreements are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Under most ISDA Master Agreements and Master Forward Agreements, collateral is routinely pledged if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 (on a per counterparty basis) depending on the counterparty and the type of master agreement.

Collateral on OTC derivatives, forward settling transactions and centrally cleared derivatives may be in the form of cash or debt securities issued by the U.S. government or related agencies or foreign governments. Cash pledged as collateral by a Portfolio is reflected as cash held as collateral at the

1565

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

broker in the accompanying financial statements and generally is restricted from withdrawal by the Portfolio; securities pledged as collateral by a Portfolio are so noted in the accompanying Portfolio of Investments; both remain in the Portfolio’s assets. Securities received as collateral by counterparties are not included in the Portfolio’s assets because the Portfolio does not obtain effective control over those securities. The obligation to return cash collateral received from counterparties is included as a liability in the accompanying financial statements. Collateral posted or received by the Portfolio may be held in a segregated account at the respective counterparty or Portfolio’s custodian.

On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule” or “Rule 18f-4”) under the 1940 Act which, following a transition period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require a Portfolio to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless a Portfolio qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. In connection with the adoption of Rule 18f-4, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Portfolios’ asset segregation and cover practices discussed herein. The full impact of Rule 18f-4 on the Portfolios remains uncertain, but the Portfolios expect to fully comply with the requirements of Rule 18f-4 by August 19, 2022.

Cash and Statement of Cash Flows:

In accordance with U.S. GAAP, the Portfolios consider cash which is not readily investable or available for withdrawal, such as initial margin pledged for derivatives, to be restricted cash for the purposes of reporting in the Statement of Cash Flows.

Due to the volume of sale-buyback transactions during the year ended December 31, 2021, the EQ/PIMCO Global Real Return Portfolio and EQ/PIMCO Real Return Portfolio are presenting a Statement of Cash Flows. The Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Repurchase Agreements:

During the year ended December 31, 2021, the EQ/Money Market Portfolio entered into repurchase agreements through an account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Portfolio’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For a repurchase agreement, JPMorgan takes possession of the collateral pledged for investments in such repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are included within the Portfolio’s Portfolio of Investments.

1566

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Securities Lending:

During the year ended December 31, 2021, certain Portfolios entered into securities lending transactions. To generate additional income, a Portfolio may lend its portfolio securities, up to 30% of the market value of the Portfolio’s total assets, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Trust. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Portfolio or the borrower at any time.

The Portfolios’ securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements or government money market funds and shown in the Portfolio of Investments and included in calculating the Portfolio’s total assets. U.S. Government securities received as collateral, if any, are held in safekeeping by JPMorgan and cannot be sold or repledged by the Portfolio and accordingly are not reflected in the Portfolio’s total assets. For additional information on the non-cash collateral received, please refer to note (xx) in the Portfolio of Investments. Certain of the securities on loan may have been sold prior to the close of the reporting period and are included in Receivables for Securities Sold on the Statements of Assets and Liabilities.

The Portfolios receive payments from the lending agent equivalent to any dividends and/or interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from the lending agent and reflected in the Statements of Operations under “Securities lending (net).” The Portfolios may invest cash collateral in joint repurchase agreements or government money market funds as indicated on the Portfolio of Investments, and record a liability in the Statements of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Such liabilities, if any, are reflected in the Statements of Assets and Liabilities under “Payable for return of collateral on securities loaned”. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the lending agent to be of good standing and creditworthy and approved by EIM. Loans are subject to termination by a Portfolio or the borrower at any time, and, therefore, are not considered to be illiquid investments. The lending agent receives a fee based on a percentage of earnings derived from the investment of cash collateral. The Portfolios receive 90% of the net earnings of the Repurchase Agreements up to $45 million of aggregate earnings across all Portfolios within a calendar year and 92% thereafter.

The Securities Lending Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, a Portfolio may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Portfolio sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Portfolio by purchasing replacement securities at JPMorgan’s expense, or paying the Portfolio an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agreement between the Portfolio and JPMorgan.

At December 31, 2021, the Securities Lending Agreement does not permit the Portfolio to enforce a netting arrangement.

1567

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Joint Repurchase Agreements:

During the year ended December 31, 2021, certain Portfolios have transferred cash collateral received from the securities lending program to a joint account at JPMorgan, the lending agent. The joint account aggregates cash collateral received from the participating Portfolios, along with other customers of JPMorgan, in order to execute joint repurchase agreement transactions with various counterparties (the “Joint Repurchase Agreements”). As such, each Portfolio has a proportionate interest in one or more of the Joint Repurchase Agreements. The Joint Repurchase Agreements can contractually be collateralized by U.S. Government Treasury Securities, U.S. Government Agency Securities, Supranational/Non-U.S. Agency or U.S. Equity Securities and are held at a financial institution acting as a tri-party custodian. In a Joint Repurchase Agreement, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price, which reflects the effective rate of return for the term of the agreement. The underlying collateral is marked to market daily to ensure that the value of the collateral pledged is equal to or greater than the agreed upon repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to cause JPMorgan to liquidate the collateral. JPMorgan shall indemnify the Portfolios against a decline in the value of the collateral below the agreed upon repurchase price. However, the execution of such actions may result in the delay of realization of the collateral by the Portfolios. The details of the proportionate share of the Joint Repurchase Agreements open at December 31, 2021 for the Portfolios are reflected in each Portfolio’s Portfolio of Investments. At December 31, 2021, the Joint Repurchase Agreements (on a gross basis, including other customers of JPMorgan) in which the Portfolios participated were as follows:

Deutsche Bank AG, 0.15%, dated 12/31/21, due 1/3/22, repurchase price $25,000,313, collateralized by various Foreign Government Agency Securities, ranging from 0.410% - 2.000%, maturing 4/14/22 - 6/10/31; total market value $25,503,987.

Deutsche Bank Securities, Inc., 0.02%, dated 12/31/21, due 1/3/22, repurchase price $500,000,833, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/22 - 11/15/51; total market value $509,943,620.

MetLife, Inc. , 0.06%, dated 12/31/21, due 1/3/22, repurchase price $150,000,750, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/31 - 11/15/50; total market value $153,061,463.

National Bank of Canada, 0.20%, dated 12/31/21, due 1/7/22, repurchase price $250,009,722, collateralized by various Common Stocks; total market value $277,830,400.

NBC Global Finance Ltd., 0.27%, dated 12/31/21, due 1/7/22, repurchase price $150,007,875, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.139% - 2.250%, maturing 10/31/22 - 11/15/25; total market value $166,681,490.

Societe Generale SA, 0.05%, dated 12/31/21, due 1/3/22, repurchase price $250,001,042, collateralized by various U.S. Government Treasury Securities, ranging from 0.500% - 2.125%, maturing 12/31/22 - 6/30/27; total market value $255,012,450.

Societe Generale SA, 0.05%, dated 12/31/21, due 1/3/22, repurchase price $300,001,250, collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 3.000%, maturing 4/15/23 - 8/15/48; total market value $306,018,720.

Societe Generale SA, 0.03%, dated 12/31/21, due 1/3/22, repurchase price $600,001,500, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 7.625%, maturing 1/4/22 - 11/15/51; total market value $612,000,039.

TD Prime Services LLC, 0.14%, dated 12/31/21, due 1/3/22, repurchase price $300,003,500, collateralized by various Common Stocks; total market value $331,608,006.

1568

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Market, Credit and Other Risks:

A Portfolio’s investments in financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, foreign securities, forward settling transactions and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When nominal interest rates decline, the value of certain fixed-income securities held by a Portfolio generally rises. Conversely, when nominal interest rates rise, the value of certain fixed income securities held by a Portfolio generally decreases. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by Portfolio management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. As of December 31, 2021, interest rates are near historic lows in the United States, and below zero in other parts of the world, including certain European countries and Japan. A Portfolio is subject to greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Many debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. The publication of most LIBOR settings was discontinued at the end of 2021, except for the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar-denominated LIBOR settings, which will continue through June 30, 2023. The Secured Overnight Financing Rate (“SOFR”) has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a reference or benchmark rate in the United States. Other countries have undertaken similar initiatives to identify replacement reference or benchmark rates in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new reference or benchmark rate, as well as risks associated with using a new reference or benchmark rate with respect to new investments and transactions. The transition process, or a failure to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Portfolio’s performance or net asset value. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns. The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Foreign (non-U.S.) securities in this report are classified by the country of risk of a holding. Investments in foreign securities, including depositary receipts, involve risks not associated with

1569

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

investment in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, foreign operations or holding can involve risks relating to conditions in foreign countries.

Forward settling transactions and forward foreign currency contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Portfolio may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security. The use of forward settling transaction may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss.

The market values of the Portfolio’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level, and the risk that events such as natural disasters or pandemics could adversely affect the national or global economy.

A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling or is perceived as unable or unwilling to make timely interest or principal payments or otherwise honor its obligations, which may cause the Portfolio’s holding to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Certain Portfolios may invest in below investment grade high-yield securities (commonly known as “junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s NAV.

1570

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Because certain Portfolios invest in affiliated mutual funds, unaffiliated mutual funds and ETFs, the Portfolios indirectly pay a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Portfolios may be higher than the cost of investing in a Portfolio that invests directly in individual securities and financial instruments. The Portfolios are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments (such as fixed income securities, including high yield, asset-backed and mortgage- related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities) and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the underlying fund or ETF to meet its investment objective. With respect to the Portfolio’s investments in ETFs, there is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investments in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular underlying fund or ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the underlying fund or ETF, which will vary.

Offsetting Assets and Liabilities:

The Portfolios may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types; they allow a Portfolio to close out and net its total exposure to counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Note 2 Management of the Trust

The Trust, on behalf of each Portfolio, has entered into an investment advisory agreement (the “Advisory Agreement”) with EIM which provides that the Adviser is responsible for (i) providing a continuous investment program for the Portfolios; (ii) monitoring the implementation of the investment program for each Portfolio; (iii) assessing the investment objectives and policies, composition, investment style and investment process for each Portfolio; (iv) effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions; (v) developing and evaluating strategic initiatives with respect to the Portfolios; (vi) making recommendations to the Board regarding the investment programs of the Portfolios, including any changes to the investment objectives and policies of a Portfolio; (vii) coordinating and/or implementing strategic initiatives approved by the Board; and (viii) preparing and providing reports to the Board on the impact of such strategic initiatives. For its services under the Advisory Agreement, the Adviser is entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
EQ/All Asset Growth Allocation	0.100% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT DoubleLine Dynamic Allocation	0.750%	0.700%	0.675%	0.650%	0.625%
1290 VT DoubleLine Opportunistic Bond	0.600	0.575	0.550	0.530	0.520
1290 VT Equity Income	0.750	0.700	0.675	0.650	0.625
1290 VT GAMCO Mergers & Acquisitions	0.900	0.850	0.825	0.800	0.775
1290 VT GAMCO Small Company Value	0.750	0.700	0.675	0.650	0.625
1290 VT High Yield Bond	0.600	0.580	0.560	0.540	0.530

1571

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT Micro Cap	0.850%	0.800%	0.775%	0.750%	0.725%
1290 VT Moderate Growth Allocation	0.700	0.650	0.625	0.600	0.575
1290 VT Small Cap Value	0.800	0.750	0.725	0.700	0.675
1290 VT SmartBeta Equity	0.700	0.650	0.625	0.600	0.575
EQ/AB Dynamic Aggressive Growth	0.750	0.700	0.675	0.650	0.625
EQ/AB Dynamic Growth	0.750	0.700	0.675	0.650	0.625
EQ/AB Dynamic Moderate Growth	0.750	0.700	0.675	0.650	0.625
EQ/AB Short Duration Government Bond	0.450	0.430	0.410	0.390	0.380
EQ/AB Small Cap Growth	0.550	0.500	0.475	0.450	0.425
EQ/American Century Mid Cap Value	0.900	0.850	0.825	0.800	0.775
EQ/American Century Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/AXA Investment Managers Moderate Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Capital Group Research	0.650	0.600	0.575	0.550	0.525
EQ/ClearBridge Large Cap Growth	0.650	0.600	0.575	0.550	0.525
EQ/Emerging Markets Equity PLUS	0.700	0.650	0.625	0.600	0.575
EQ/Fidelity Institutional AM® Large Cap	0.540	0.500	0.475	0.450	0.425
EQ/First Trust Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Franklin Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Franklin Moderate Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Franklin Rising Dividends	0.600	0.550	0.510	0.490	0.475
EQ/Franklin Strategic Income	0.590	0.490	0.440	0.430	0.370
EQ/Goldman Sachs Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Goldman Sachs Mid Cap Value	0.770	0.750	0.725	0.680	0.670
EQ/Goldman Sachs Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Invesco Comstock	0.650	0.600	0.575	0.550	0.525
EQ/Invesco Global	0.850	0.800	0.775	0.750	0.725
EQ/Invesco Global Real Assets	0.735	0.700	0.675	0.650	0.625
EQ/Invesco International Growth	0.710	0.700	0.675	0.650	0.625
EQ/Invesco Moderate Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Invesco Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Janus Enterprise	0.700	0.650	0.625	0.600	0.575
EQ/JPMorgan Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/JPMorgan Value Opportunities	0.600	0.550	0.525	0.500	0.475
EQ/Lazard Emerging Markets Equity	1.000	0.950	0.925	0.900	0.875
EQ/Loomis Sayles Growth	0.750	0.700	0.675	0.650	0.625
EQ/MFS International Growth	0.850	0.800	0.775	0.750	0.725
EQ/MFS International Intrinsic Value	0.860	0.820	0.700	0.700	0.700
EQ/MFS Mid Cap Focused Growth	0.850	0.800	0.775	0.750	0.725
EQ/MFS Technology	0.750	0.700	0.675	0.650	0.625
EQ/MFS Utilities Series	0.730	0.700	0.670	0.650	0.625
EQ/Money Market	0.350	0.325	0.280	0.270	0.250
EQ/Morgan Stanley Small Cap Growth	0.800	0.750	0.725	0.700	0.675
EQ/PIMCO Global Real Return	0.600	0.575	0.550	0.530	0.520
EQ/PIMCO Real Return	0.500	0.475	0.450	0.430	0.420
EQ/PIMCO Total Return	0.500	0.475	0.450	0.430	0.420
EQ/PIMCO Ultra Short Bond	0.500	0.475	0.450	0.430	0.420
EQ/Quality Bond PLUS	0.400	0.380	0.360	0.340	0.330
EQ/T. Rowe Price Growth Stock	0.750	0.700	0.675	0.650	0.625
EQ/T. Rowe Price Health Sciences	0.950	0.900	0.875	0.850	0.825
EQ/Value Equity	0.560	0.540	0.520	0.500	0.475
EQ/Wellington Energy	0.850	0.800	0.775	0.750	0.725
Multimanager Aggressive Equity	0.580	0.550	0.525	0.500	0.475
Multimanager Core Bond	0.550	0.530	0.510	0.490	0.480
Multimanager Technology	0.950	0.900	0.875	0.850	0.825

1572

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Next $2.5 Billion	Thereafter
EQ/ClearBridge Select Equity Managed Volatility	0.700%	0.665%	0.635%	0.610%	0.560%	0.540%
EQ/Franklin Small Cap Value Managed Volatility	0.700	0.665	0.635	0.610	0.560	0.540
EQ/Global Equity Managed Volatility	0.740	0.720	0.690	0.665	0.615	0.590
EQ/International Core Managed Volatility	0.600	0.575	0.550	0.525	0.475	0.450
EQ/International Value Managed Volatility	0.600	0.575	0.550	0.525	0.475	0.450
EQ/Large Cap Core Managed Volatility	0.500	0.475	0.450	0.425	0.375	0.350
EQ/Large Cap Growth Managed Volatility	0.500	0.475	0.450	0.425	0.375	0.350
EQ/Large Cap Value Managed Volatility	0.500	0.475	0.450	0.425	0.375	0.350
EQ/Mid Cap Value Managed Volatility	0.550	0.525	0.500	0.475	0.425	0.400

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Next $3 Billion	Thereafter
ATM International Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%	0.325%
ATM Large Cap Managed Volatility	0.450	0.425	0.400	0.375	0.350	0.325
ATM Mid Cap Managed Volatility	0.450	0.425	0.400	0.375	0.350	0.325
ATM Small Cap Managed Volatility	0.450	0.425	0.400	0.375	0.350	0.325
EQ/500 Managed Volatility	0.450	0.425	0.400	0.375	0.350	0.325
EQ/400 Managed Volatility	0.450	0.425	0.400	0.375	0.350	0.325
EQ/2000 Managed Volatility	0.450	0.425	0.400	0.375	0.350	0.325
EQ/lnternational Managed Volatility	0.450	0.425	0.400	0.375	0.350	0.325
EQ/Aggressive Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850	0.0825
EQ/Balanced Strategy	0.1000	0.0925	0.0900	0.0875	0.0850	0.0825
EQ/Conservative Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850	0.0825
EQ/Conservative Strategy	0.1000	0.0925	0.0900	0.0875	0.0850	0.0825
EQ/Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850	0.0825
EQ/Moderate Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850	0.0825
EQ/Ultra Conservative Strategy	0.1000	0.0925	0.0900	0.0875	0.0850	0.0825

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Thereafter
1290 VT Low Volatility Global Equity	0.500%	0.450%	0.425%
1290 VT Multi-Alternative Strategies	0.500	0.450	0.425

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Next $2 Billion	Thereafter
1290 VT Convertible Securities	0.500%	0.450%	0.425%	0.400%
1290 VT Natural Resources	0.500	0.450	0.425	0.400
1290 VT Real Estate	0.500	0.450	0.425	0.400
1290 VT Socially Responsible	0.500	0.450	0.425	0.400
EQ/Common Stock Index	0.350	0.300	0.275	0.250

1573

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Next $2 Billion	Thereafter
EQ/Core Bond Index	0.350%	0.300%	0.275%	0.250%
EQ/Equity 500 Index	0.250	0.200	0.175	0.150
EQ/Intermediate Government Bond	0.350	0.300	0.275	0.250
EQ/International Equity Index	0.400	0.350	0.325	0.300
EQ/Large Cap Growth Index	0.350	0.300	0.275	0.250
EQ/Large Cap Value Index	0.350	0.300	0.275	0.250
EQ/Long-Term Bond	0.350	0.300	0.275	0.250
EQ/Mid Cap Index	0.350	0.300	0.275	0.250
EQ/Small Company Index	0.250	0.200	0.175	0.150

Prior to February 1, 2021 the following Portfolio’s management fees were as follows:

	(as a percentage of average daily net assets)
Portfolio:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%

Prior to June 23, 2021 the following Portfolio’s management fees were as follows:

	(as a percentage of average daily net assets)
Portfolio:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT Convertible Securities	0.700%	0.680%	0.660%	0.640%	0.630%

Prior to October 1, 2021 the following Portfolio’s management fees were as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/ClearBridge Select Equity Managed Volatility	0.700%	0.665%	0.635%	0.610%	0.560%
EQ/Franklin Small Cap Value Managed Volatility	0.700	0.665	0.635	0.610	0.560
EQ/Global Equity Managed Volatility	0.740	0.720	0.690	0.665	0.615
EQ/International Core Managed Volatility	0.600	0.575	0.550	0.525	0.475
EQ/International Value Managed Volatility	0.600	0.575	0.550	0.525	0.475
EQ/Large Cap Core Managed Volatility	0.500	0.475	0.450	0.425	0.375
EQ/Large Cap Growth Managed Volatility	0.500	0.475	0.450	0.425	0.375
EQ/Large Cap Value Managed Volatility	0.500	0.475	0.450	0.425	0.375
EQ/Mid Cap Value Managed Volatility	0.550	0.525	0.500	0.475	0.425

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
ATM International Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
ATM Large Cap Managed Volatility	0.450	0.425	0.400	0.375	0.350
ATM Mid Cap Managed Volatility	0.450	0.425	0.400	0.375	0.350
ATM Small Cap Managed Volatility	0.450	0.425	0.400	0.375	0.350
EQ/500 Managed Volatility	0.450	0.425	0.400	0.375	0.350
EQ/400 Managed Volatility	0.450	0.425	0.400	0.375	0.350
EQ/2000 Managed Volatility	0.450	0.425	0.400	0.375	0.350

1574

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
EQ/lnternational Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
EQ/Aggressive Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Balanced Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Conservative Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Conservative Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Moderate Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Ultra Conservative Strategy	0.1000	0.0925	0.0900	0.0875	0.0850

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Thereafter
1290 VT Convertible Securities	0.500%	0.450%	0.425%
1290 VT Natural Resources	0.500	0.450	0.425
1290 VT Real Estate	0.500	0.450	0.425
1290 VT Socially Responsible	0.500	0.450	0.425
EQ/Common Stock Index	0.350	0.300	0.275
EQ/Core Bond Index	0.350	0.300	0.275
EQ/Equity 500 Index	0.250	0.200	0.175
EQ/Intermediate Government Bond	0.350	0.300	0.275
EQ/International Equity Index	0.400	0.350	0.325
EQ/Large Cap Growth Index	0.350	0.300	0.275
EQ/Large Cap Value Index	0.350	0.300	0.275
EQ/Long-Term Bond	0.350	0.300	0.275
EQ/Mid Cap Index	0.350	0.300	0.275
EQ/Small Company Index	0.250	0.200	0.175

With the exception of the EQ/All Asset Growth Allocation Portfolio, ETF Portfolios, and Strategic Allocation Series Portfolios, the Adviser has entered into an investment advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers with respect to the Trust’s Portfolios. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Adviser or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Adviser pays the expenses of investment sub-advisory services provided to the Portfolios, including the fees of the Sub-Advisers.

Indemnification of Trustees and Officers:

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that may provide for general indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Trust and management expect the risk of loss to be remote.

Compensation of Officers:

Each officer of the Trust is an employee of Equitable Financial, EIM and/or Equitable Distributors, LLC (“Equitable Distributors” or the “Distributor”). No officer of the Trust, other than the Chief Compliance Officer, receives compensation paid by the Trust. During the year ended December 31, 2021, the three trusts in the complex reimbursed EIM for $216,000 of the Chief Compliance Officer’s compensation, including $186,399 reimbursed by the Trust.

1575

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Note 3 Administrative Fees

Equitable Investment Management, LLC (the “Administrator”), an affiliate of EIM, serves as Administrator to the Trust. The Administrator provides the Trust with necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. The Administrator may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays the Administrator monthly fees, as follows:

The 1290 VT Moderate Growth Allocation Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Franklin Growth Allocation Portfolio, EQ/Franklin Moderate Allocation Portfolio, the Tactical Portfolios, the Multiadviser Portfolios, the EQ/All Asset Growth Allocation Portfolio, Strategic Allocation Series Portfolios, together with each series of the EQ Premier VIP Trust, a separate registered investment company managed by EIM, each pay a proportionate share of an asset-based administration fee based on aggregate average daily net assets of the above mentioned Portfolios (“Administration Group 1”), as follows:

0.140% on the first $60 billion

0.110% on the next $20 billion

0.0875% on the next $20 billion

0.0775% on the next $20 billion

0.0750% on the next $20 billion

0.0725% on net assets thereafter

The asset-based administration fee is calculated and billed monthly, and each Portfolio in Administration Group 1 is subject to a minimum annual fee of $32,500.

Prior to August 1, 2021, the asset-based administration fee based on aggregate average daily net assets of the Portfolios in Administration Group 1 was as follows:

0.140% on the first $60 billion

0.110% on the next $20 billion

0.0875% on the next $20 billion

0.0775% on net assets thereafter

All other Portfolios (“Administration Group 2”) pay a proportionate share of an asset-based administration fee based on aggregate average daily net assets of Administration Group 2 as follows:

0.100% on the first $30 billion

0.0975% on the next $10 billion

0.0950% on the next $5 billion

0.0775% on the next $10 billion

0.0750% on the next $30 billion

0.0725% on net assets thereafter

The asset-based administration fee is calculated and billed monthly, and each Portfolio in Administration Group 2 is subject to a minimum annual fee of $30,000.

Prior to August 1, 2021, the asset-based administration fee based on aggregate average daily net assets of the Portfolios in Administration Group 2 was as follows:

0.100% on the first $30 billion

0.0975% on the next $10 billion

0.0950% on the next $5 billion

0.0775% on net assets thereafter

1576

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Prior to June 23, 2021, 1290 VT Convertible Securities Portfolio was included in Administration Group 1.

Pursuant to a sub-administration arrangement with the Administrator and EIM, the Sub-Administrator assists the Administrator in providing the Trust with certain administrative services, including portfolio compliance and portfolio accounting support services, subject to the supervision of the Administrator.

Note 4 Custody Fees

The Trust has entered into a custody agreement (the “Custody Agreement”) with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities. As of December 31, 2021, certain of the Portfolios maintain significant cash balances with the Custodian or its affiliates. These balances are presented as cash on each Portfolio’s Statement of Assets and Liabilities.

Note 5 Distribution Plans

The Trust, on behalf of each Portfolio, has entered into distribution agreements with Equitable Distributors, LLC, an indirect wholly-owned subsidiary of Equitable Financial and an affiliate of EIM, pursuant to which the Distributor serves as the principal underwriter of the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of Class IA and Class IB shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IA and Class IB shares for which it provides service.

Note 6 Expense Limitation

EIM has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses (with respect to certain Portfolios) and extraordinary expenses) through April 30, 2023 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which EIM has agreed to waive or limit its and its affiliates’ fees and to assume other expenses so that the total annual operating expenses do not exceed the following annual rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class IA+		Class IB+		Class K
EQ/All Asset Growth Allocation	1.25	%*	1.25	%*	1.00	%*
EQ/Ultra Conservative Strategy	0.95	*	0.95	*	0.70	*
EQ/Conservative Strategy	0.95	*	0.95	*	0.70	*
EQ/Conservative Growth Strategy	1.00	*	1.00	*	0.75	*
EQ/Balanced Strategy	1.05	*	1.05	*	0.80	*
EQ/Moderate Growth Strategy	1.10	*	1.10	*	0.85	*
EQ/Growth Strategy	1.10	*	1.10	*	0.85	*
EQ/Aggressive Growth Strategy	N/A		1.15	*	0.90	*
1290 VT Low Volatility Global Equity	N/A		0.90	*	0.65	*
1290 VT Moderate Growth Allocation	N/A		1.10	*	0.85	*
1290 VT Multi-Alternative Strategies	N/A		1.10		0.85
1290 VT Convertible Securities	N/A		0.90		0.65
1290 VT DoubleLine Dynamic Allocation	N/A		1.20	*	0.95	*
1290 VT DoubleLine Opportunistic Bond	N/A		0.90		0.65

1577

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

	Maximum Annual Operating Expense Limit
Portfolios:	Class IA+		Class IB+		Class K
1290 VT Equity Income	0.95%		0.95%		0.70%
1290 VT GAMCO Mergers & Acquisitions	1.25		1.25		1.00
1290 VT GAMCO Small Company Value	1.10		1.10		0.85
1290 VT High Yield Bond	N/A		1.00		0.75
1290 VT Micro Cap	N/A		1.15		0.90
1290 VT Natural Resources	N/A		0.90	*	0.65	*
1290 VT Real Estate	N/A		0.90		0.65
1290 VT Small Cap Value	N/A		1.15		0.90
1290 VT SmartBeta Equity	N/A		1.10		0.85
1290 VT Socially Responsible	1.15		1.15		0.90
ATM Large Cap Managed Volatility	0.85		0.85		0.60
ATM Mid Cap Managed Volatility	0.85		0.85		0.60
ATM Small Cap Managed Volatility	0.85		0.85		0.60
ATM International Managed Volatility	N/A		0.90		0.65
EQ/500 Managed Volatility	0.85		0.85		0.60
EQ/400 Managed Volatility	0.85		0.85		0.60
EQ/2000 Managed Volatility	0.85		0.85		0.60
EQ/International Managed Volatility	N/A		0.90		0.65
EQ/AB Dynamic Aggressive Growth	N/A		1.20	*	0.95	*
EQ/AB Dynamic Growth	N/A		1.20	*	0.95	*
EQ/AB Dynamic Moderate Growth	1.20	*	1.20	*	0.95	*
EQ/AB Short Duration Government Bond	0.77		0.77		0.52
EQ/AB Small Cap Growth	1.00		1.00		0.75
EQ/American Century Mid Cap Value	N/A		1.00	*	0.75	*
EQ/American Century Moderate Growth Allocation	N/A		1.20	*	0.95	*
EQ/AXA Investment Managers Moderate Allocation	N/A		1.20	*	0.95	*
EQ/Capital Group Research	0.97		0.97		0.72
EQ/ClearBridge Large Cap Growth	1.00		1.00		0.75
EQ/Clearbridge Select Equity Managed Volatility	1.05		1.05		0.80
EQ/Common Stock Index	0.68		0.68		0.43
EQ/Core Bond Index	0.65		0.65		0.40
EQ/Emerging Markets Equity PLUS	N/A		1.20		0.95
EQ/Equity 500 Index	0.55		0.55		0.30
EQ/Fidelity Institutional AM® Large Cap	N/A		0.87	*	0.62	*
EQ/First Trust Moderate Growth Allocation	N/A		1.20	*	0.95	*
EQ/Franklin Growth Allocation	N/A		1.20	*	0.95	*
EQ/Franklin Moderate Allocation	N/A		1.20	*	0.95	*
EQ/Franklin Rising Dividends	N/A		0.87	*	0.62	*
EQ/Franklin Small Cap Value Managed Volatility	1.05		1.05		0.80
EQ/Franklin Strategic Income	N/A		0.93	*	0.68	*
EQ/Global Equity Managed Volatility	1.10		1.10		0.85
EQ/Goldman Sachs Growth Allocation	N/A		1.20	*	0.95	*
EQ/Goldman Sachs Mid Cap Value	N/A		1.09	*	0.84	*
EQ/Goldman Sachs Moderate Growth Allocation	N/A		1.20	*	0.95	*
EQ/Intermediate Government Bond	0.65		0.65		0.40
EQ/International Core Managed Volatility	1.05		1.05		0.80
EQ/International Equity Index	0.79	*	0.79	*	0.54	*
EQ/International Value Managed Volatility	1.05		1.05		0.80
EQ/Invesco Comstock	1.00		1.00		0.75
EQ/Invesco Global	1.15		1.15		0.90
EQ/Invesco Global Real Assets	N/A		1.20	*	0.95	*
EQ/Invesco International Growth	N/A		1.15	*	0.90	*
EQ/Invesco Moderate Allocation	N/A		1.20	*	0.95	*
EQ/Invesco Moderate Growth Allocation	N/A		1.20	*	0.95	*
EQ/Janus Enterprise	1.05		1.05		0.80
EQ/JPMorgan Growth Allocation	N/A		1.20	*	0.95	*

1578

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

	Maximum Annual Operating Expense Limit
Portfolios:	Class IA+	Class IB+		Class K
EQ/JPMorgan Value Opportunities	1.00%	1.00%		0.75%
EQ/Large Cap Core Managed Volatility	0.90	0.90		0.65
EQ/Large Cap Growth Index	0.73	0.73		0.48
EQ/Large Cap Growth Managed Volatility	0.90	0.90		0.65
EQ/Large Cap Value Index	0.75	0.75		0.50
EQ/Large Cap Value Managed Volatility	0.90	0.90		0.65
EQ/Lazard Emerging Markets Equity	N/A	1.35	*	1.10	*
EQ/Long-Term Bond	N/A	0.65		0.40
EQ/Loomis Sayles Growth	1.05	1.05		0.80
EQ/MFS International Growth	1.10	1.10		0.85
EQ/MFS International Intrinsic Value	N/A	1.15	*	0.90	*
EQ/MFS Mid Cap Focused Growth	N/A	1.10	*	0.85	*
EQ/MFS Technology	N/A	1.14	*	0.89	*
EQ/MFS Utilities Series	N/A	1.05	*	0.80	*
EQ/Mid Cap Index	0.66	0.66		0.41
EQ/Mid Cap Value Managed Volatility	1.00	1.00		0.75
EQ/Morgan Stanley Small Cap Growth	N/A	1.15		0.90
EQ/PIMCO Global Real Return	N/A	0.90		0.65
EQ/PIMCO Real Return	N/A	0.75	*	0.50	*
EQ/PIMCO Total Return	N/A	0.75	*	0.50	*
EQ/PIMCO Ultra Short Bond	0.80	0.80		0.55
EQ/Quality Bond PLUS	0.85	0.85		0.60
EQ/Small Company Index	0.64	0.64		0.39
EQ/T. Rowe Price Growth Stock	1.00	1.00		0.75
EQ/T. Rowe Price Health Sciences	N/A	1.20	*	0.95	*
EQ/Value Equity	0.95	0.95		0.70
EQ/Wellington Energy	N/A	1.19	*	0.94	*
Multimanager Aggressive Equity	1.00	1.00		0.75
Multimanager Core Bond	0.85	0.85		0.60
Multimanager Technology	1.18	1.18		0.93

*	For purposes of calculating the Maximum Annual Operating Expense Limit, Acquired Fund Fees and Expenses are included in Portfolio Operating Expenses.
+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.
N/A	This class of shares of the Portfolio either is not registered or is registered but not currently offered for sale.

Prior to January 1, 2021, EIM had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of the EQ/MFS International Growth Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business), did not exceed the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolio:	Class IA+	Class IB+	Class K
EQ/MFS International Growth	1.15%	1.15%	0.90%

+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.

1579

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Prior to June 18, 2021, EIM had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of the 1290 VT Natural Resources Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business), did not exceed the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolio:	Class IA+	Class IB+	Class K
1290 VT Natural Resources	N/A	0.90%	0.65%

+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.
N/A	This class of shares of the Portfolio either is not registered or is registered but not currently offered for sale.

Prior to June 23, 2021, EIM had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of the 1290 VT Convertible Securities Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business), did not exceed the following annualized rates:

Portfolio:	Maximum Annual Operating Expense Limit
	Class IA+	Class IB+		Class K
1290 VT Convertible Securities	N/A	1.15	%*	0.90	%*

*	For purposes of calculating the Maximum Annual Operating Expense Limit, Acquired Fund Fees and Expenses are included in Portfolio Operating Expenses.
+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.
N/A	This class of shares of the Portfolio either is not registered or is registered but not currently offered for sale.

Prior to October 1, 2021, EIM had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of the 1290 VT Multi-Alternative Strategies, 1290 VT DoubleLine Opportunistic Bond, EQ/AB Short Duration Government Bond, Multimanager Core Bond (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses (with respect to certain Portfolios), other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business), did not exceed the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolio:	Class IA+	Class IB+		Class K
1290 VT Multi-Alternative Strategies	N/A	1.65	%*	1.40	%*
1290 VT DoubleLine Opportunistic Bond	N/A	0.95	%*	0.70	%*
EQ/AB Short Duration Government Bond	0.80%	0.80%		0.55%
Multimanager Core Bond	0.90%	0.90%		0.65%

For EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index there was no contractual waiver agreement prior to October 1, 2021.

*	For purposes of calculating the Maximum Annual Operating Expense Limit, Acquired Fund Fees and Expenses are included in Portfolio Operating Expenses.
+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.
N/A	This class of shares of the Portfolio either is not registered or is registered but not currently offered for sale.

1580

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

EIM first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse EIM for management fees waived or other expenses assumed and paid for by EIM pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period. Any reimbursement will be based on the earliest fees waived or assumed by EIM.

Reimbursements during the period are presented as Recoupment Fees in the Statement of Operations. During the year ended December 31, 2021, the following Portfolios incurred Recoupment Fees:

Portfolios:	Recoupment Fees
EQ/All Asset Growth Allocation	$33,539
EQ/Ultra Conservative Strategy	22,992
EQ/Conservative Strategy	56,311
1290 VT SmartBeta	6,767
ATM Small Cap Managed Volatility	36,392
EQ/400 Managed Volatility	14,600
EQ/AB Dynamic Growth	673
EQ/AB Short Duration Government Bond	12,180
EQ/Common Stock Index	282,607
EQ/Emerging Markets Equity PLUS	336
EQ/Goldman Sachs Moderate Growth Allocation	12,752
EQ/International Equity Index	64,975
EQ/Invesco Global Real Assets	26,898
EQ/Invesco International Growth	15,471
EQ/Janus Enterprise	31,111
EQ/Large Cap Growth Index	825
EQ/Small Company Index	1,105

$619,534

EIM voluntarily agreed to forgo recoupment of fees waived or expenses assumed prior to June 30, 2020 for each Portfolio. At December 31, 2021, under the Expense Limitation Agreement, the amount eligible for potential recoupment from each Portfolio, and its respective expiration year, is as follows:

Portfolios:	2022	2023	2024	Total Eligible For Recoupment
1290 VT Low Volatility Global Equity	$—	$71,183	$104,229	$175,412
1290 VT Moderate Growth Allocation	—	48,374	85,862	134,236
1290 VT Multi-Alternative Strategies	—	51,043	62,695	113,738
1290 VT Convertible Securities	—	69,915	113,588	183,503
1290 VT DoubleLine Dynamic Allocation	—	39,568	41,529	81,097
1290 VT DoubleLine Opportunistic Bond	—	144,446	319,935	464,381
1290 VT Equity Income	—	445,267	992,576	1,437,843
1290 VT GAMCO Mergers & Acquisitions	—	31,231	113,653	144,884
1290 VT High Yield Bond	—	88,513	103,265	191,778
1290 VT Micro Cap	—	183,391	335,701	519,092
1290 VT Natural Resources	—	89,186	120,203	209,389
1290 VT Real Estate	—	112,277	123,937	236,214
1290 VT Small Cap Value	—	183,230	276,477	459,707
1290 VT SmartBeta Equity	—	64,671	18,134	82,805

1581

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Portfolios:	2022	2023	2024	Total Eligible For Recoupment
ATM Mid Cap Managed Volatility	$—	$53,007	$73,360	$126,367
EQ/AB Dynamic Aggressive Growth	—	77,483	178,743	256,226
EQ/AB Short Duration Government Bond	—	47,929	118,379	166,308
EQ/American Century Mid Cap Value	—	766,842	1,638,002	2,404,844
EQ/American Century Moderate Growth Allocation	—	60,293	99,239	159,532
EQ/AXA Investment Managers Moderate Allocation	—	54,709	101,144	155,853
EQ/Capital Group Research	—	169,450	294,138	463,588
EQ/ClearBridge Large Cap Growth	—	35,372	103,612	138,984
EQ/ClearBridge Select Equity Managed Volatility	—	113,659	220,928	334,587
EQ/Core Bond Index	—	405,875	1,167,061	1,572,936
EQ/Emerging Markets Equity PLUS	—	73,167	50,389	123,556
EQ/Equity 500 Index	—	393,382	834,752	1,228,134
EQ/Fidelity Institutional AM® Large Cap	—	233,598	309,481	543,079
EQ/First Trust Moderate Growth Allocation	—	60,771	112,405	173,176
EQ/Franklin Growth Allocation	—	58,104	108,296	166,400
EQ/Franklin Moderate Allocation	—	73,050	98,625	171,675
EQ/Franklin Rising Dividends	—	132,668	273,704	406,372
EQ/Franklin Small Cap Value Managed Volatility	—	82,732	300,326	383,058
EQ/Franklin Strategic Income	—	123,224	204,995	328,219
EQ/Global Equity Managed Volatility	—	557,277	761,254	1,318,531
EQ/Goldman Sachs Growth Allocation	—	74,636	135,313	209,949
EQ/Goldman Sachs Mid Cap Value	—	66,826	128,415	195,241
EQ/Goldman Sachs Moderate Growth Allocation	—	115,758	31,133	146,891
EQ/Intermediate Government Bond	—	367,371	1,055,528	1,422,899
EQ/International Equity Index	—	57,282	96,260	153,542
EQ/Invesco Comstock	—	57,413	99,582	156,995
EQ/Invesco Global	—	188,677	400,667	589,344
EQ/Invesco International Growth	—	—	34	34
EQ/Invesco Moderate Allocation	—	81,781	93,869	175,650
EQ/Invesco Moderate Growth Allocation	—	73,076	95,037	168,113
EQ/JPMorgan Growth Allocation	—	83,208	150,502	233,710
EQ/Lazard Emerging Markets Equity	—	194,130	523,608	717,738
EQ/Long-Term Bond	—	—	292,602	292,602
EQ/Loomis Sayles Growth	—	279,474	508,475	787,949
EQ/MFS International Growth	—	421,201	1,514,849	1,936,050
EQ/MFS International Intrinsic Value	—	428,573	808,078	1,236,651
EQ/MFS Mid Cap Focused Growth	—	282,065	546,136	828,201
EQ/MFS Utilities Series	—	125,251	202,888	328,139
EQ/Mid Cap Index	—	—	217,331	217,331
EQ/Morgan Stanley Small Cap Growth	—	230,097	394,300	624,397
EQ/PIMCO Global Real Return	—	135,057	237,753	372,810
EQ/PIMCO Real Return	—	157,024	278,427	435,451
EQ/PIMCO Total Return	—	297,275	567,774	865,049
EQ/PIMCO Ultra Short Bond	—	478,065	731,077	1,209,142
EQ/T. Rowe Price Growth Stock	—	809,417	1,572,606	2,382,023
EQ/T. Rowe Price Health Sciences	—	172,362	344,974	517,336
EQ/Wellington Energy	—	72,601	115,110	187,711
Multimanager Core Bond	—	487,265	860,698	1,347,963
Multimanager Technology	—	1,147,346	2,412,135	3,559,481

1582

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

During the year ended December 31, 2021, EIM voluntarily waived fees for certain Portfolios. These amounts are included in voluntary waiver from investment adviser on the Statement of Operations for each Portfolio and are not eligible for recoupment.

During the year ended December 31, 2021, the Distributor voluntarily waived $3,913,874 of distribution fees for the EQ/Money Market Portfolio’s Class IA and Class IB shares. This amount is not eligible for recoupment.

Note 7 Percentage of Ownership by Affiliates

The following table shows the percentage of ownership in net assets of the Portfolios listed held by Equitable Financial at December 31, 2021:

Portfolio:	Percentage of Ownership
1290 VT Convertible Securities	37%
1290 VT Multi-Alternative Strategies	77
EQ/AXA Investment Managers Moderate Allocation	28

Shares of the Portfolios may be held as underlying investments by EQ/All Asset Growth Allocation Portfolio, the Strategic Allocation Series Portfolios of the Trust, and certain series of EQ Premier VIP Trust (“VIP Trust”). The following tables show the percentage of ownership in net assets of the Portfolios listed held by EQ/All Asset Growth Allocation Portfolio, the Strategic Allocation Series Portfolios, and certain series of VIP Trust at December 31, 2021.

Portfolios:	EQ/All Asset Growth Allocation
1290 VT Low Volatility Global Equity	73.83%
1290 VT Convertible Securities	31.81
1290 VT DoubleLine Opportunistic Bond	1.82
1290 VT Equity Income	1.77
1290 VT GAMCO Mergers & Acquisitions	12.03
1290 VT GAMCO Small Company Value	0.83
1290 VT High Yield Bond	6.19
1290 VT Natural Resources	37.78
1290 VT Real Estate	52.22
EQ/AB Small Cap Growth	1.68
EQ/Emerging Markets Equity PLUS	8.73
EQ/Intermediate Government Bond	0.05
EQ/International Equity Index	0.68
EQ/Invesco Comstock	6.90
EQ/Janus Enterprise	0.20
EQ/JPMorgan Value Opportunities	2.00
EQ/Loomis Sayles Growth	3.25
EQ/MFS International Growth	2.76
EQ/PIMCO Global Real Return	14.43
EQ/PIMCO Ultra Short Bond	1.09
EQ/T. Rowe Price Growth Stock	1.07
EQ/Value Equity	1.01
Multimanager Core Bond	0.91
EQ/Core Plus Bond	3.52

1583

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Portfolios:	EQ/Ultra Conservative Strategy	EQ/ Conservative Strategy	EQ/ Conservative Growth Strategy	EQ/ Balanced Strategy	EQ/ Moderate Growth Strategy	EQ/ Growth Strategy	EQ/ Aggressive Growth Strategy
EQ/500 Managed Volatility	0.56%	1.00%	3.76%	12.98%	26.17%	24.64%	28.64%
EQ/400 Managed Volatility	0.28	0.52	1.90	6.32	14.89	13.81	16.09
EQ/2000 Managed Volatility	0.52	0.89	3.34	11.54	23.19	21.91	25.42
EQ/International Managed Volatility	0.56	0.98	3.71	12.83	25.72	23.99	27.68
EQ/AB Short Duration Government Bond	—	4.25	5.97	13.60	18.19	10.86	7.21
EQ/Core Bond Index	—	3.81	5.11	11.37	15.00	8.74	5.68
EQ/Intermediate Government Bond	12.55	4.09	5.51	12.27	16.14	9.42	6.12
EQ/Long-Term Bond	—	2.59	4.80	12.49	17.68	11.36	7.73

Portfolios:	EQ/ Conservative Allocation	EQ/Conservative- Plus Allocation	EQ/Moderate Allocation	EQ/Moderate- Plus Allocation	EQ/ Aggressive Allocation
1290 VT DoubleLine Opportunistic Bond	9.26%	7.76%	38.65%	28.55%	3.90%
1290 VT Equity Income	1.04	2.07	15.40	27.45	15.19
1290 VT GAMCO Small Company Value	0.02	0.17	1.93	4.17	2.35
1290 VT High Yield Bond	5.97	5.16	25.38	19.10	2.39
1290 VT Micro Cap	1.00	2.60	24.28	46.11	20.57
1290 VT Small Cap Value	—	1.38	12.57	22.10	9.38
ATM Large Cap Managed Volatility	2.02	3.80	25.77	44.05	24.37
ATM Mid Cap Managed Volatility	6.31	9.80	30.74	34.17	18.99
ATM Small Cap Managed Volatility	0.39	2.22	22.51	50.11	24.77
ATM International Managed Volatility	0.88	2.80	27.16	45.63	23.54
EQ/AB Small Cap Growth	0.14	0.58	5.47	12.01	5.47
EQ/American Century Mid Cap Value	0.59	0.77	3.66	3.91	1.93
EQ/ClearBridge Select Equity Managed Volatility	1.33	2.53	15.52	24.41	16.71
EQ/Core Bond Index	2.49	1.94	9.35	6.81	0.74
EQ/Franklin Small Cap Value Managed Volatility	—	1.23	13.45	28.12	14.76
EQ/Global Equity Managed Volatility	0.25	0.76	7.12	12.94	7.28

1584

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Portfolios:	EQ/ Conservative Allocation	EQ/Conservative- Plus Allocation	EQ/Moderate Allocation	EQ/Moderate- Plus Allocation		EQ/ Aggressive Allocation
EQ/Intermediate Government Bond	3.17%	2.55%	12.26%	8.97%		0.98%
EQ/International Core Managed Volatility	0.21	0.73	7.07	11.55		5.56
EQ/International Equity Index	0.04	0.09	0.46	0.45		0.45
EQ/International Value Managed Volatility	0.41	1.24	12.78	17.03		9.19
EQ/Janus Enterprise	0.45	0.75	2.31	2.86		1.10
EQ/JPMorgan Value Opportunities	0.67	1.35	9.64	17.52		8.09
EQ/Large Cap Core Managed Volatility	0.63	1.19	7.61	14.65		8.19
EQ/Large Cap Growth Index	0.08	0.09	0.39	0.43		0.27
EQ/Large Cap Growth Managed Volatility	—	—	—	—	#	—	#
EQ/Large Cap Value Managed Volatility	0.19	0.43	3.00	5.55		3.31
EQ/Long-Term Bond	2.75	3.20	18.61	15.77		2.15
EQ/Loomis Sayles Growth	0.76	1.30	8.66	14.89		9.19
EQ/MFS International Growth	0.45	1.41	13.82	24.12		13.20
EQ/Morgan Stanley Small Cap Growth	0.38	1.48	14.68	31.19		14.93
EQ/PIMCO Ultra Short Bond	8.73	7.08	34.25	25.68		3.14
EQ/Quality Bond PLUS	3.07	2.83	13.97	10.35		1.25
EQ/T. Rowe Price Growth Stock	0.11	0.25	1.47	2.74		0.93
EQ/Value Equity	0.34	0.67	4.97	9.07		5.19
Multimanager Core Bond	6.94	5.96	29.97	22.31		2.72

#	Percentage of ownership is less than 0.005%.

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation	Target 2055 Allocation
1290 VT High Yield Bond	1.60%	4.69%	3.64%	2.10%	0.31%
EQ/American Century Mid Cap Value	0.19	0.86	0.54	0.58	0.14
EQ/Core Bond Index	0.05	0.14	0.09	0.04	—	#
EQ/Emerging Markets Equity PLUS	1.27	7.86	12.10	12.20	4.86
EQ/Equity 500 Index	0.07	0.55	0.89	0.91	0.36
EQ/International Equity Index	0.13	1.02	1.48	1.48	0.58
EQ/Janus Enterprise	0.09	0.30	0.22	0.18	0.03
EQ/Long-Term Bond	0.10	0.33	0.27	0.14	0.01
EQ/MFS International Growth	0.10	0.70	1.11	1.08	0.54
EQ/PIMCO Ultra Short Bond	0.23	0.65	0.45	0.23	—
EQ/Quality Bond PLUS	0.26	0.61	0.42	0.22	—
EQ/Small Company Index	0.06	0.79	1.40	1.44	0.63
EQ/Value Equity	0.05	0.20	0.29	0.32	0.18
Multimanager Aggressive Equity	0.05	0.19	0.18	0.18	0.12

#	Percentage of ownership is less than 0.005%.

1585

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

The Portfolios are permitted to purchase or sell securities from or to certain affiliated entities under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any such securities transactions comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the independent current market price. The 17a-7 transactions which are material to the Portfolios are reflected in the Portfolio of Investments.

Note 8 Reorganization Transactions

The following transactions occurred during 2021:

After the close of business on June 18, 2021, 1290 VT Natural Resources Portfolio acquired the net assets of the 1290 VT Energy Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination approved by shareholders on June 4, 2021. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a taxable exchange resulting in the 1290 VT Natural Resources Portfolio issuing 919,240 Class IB shares and 83,729 Class K Shares (valued at $6,860,121 and $625,596, respectively) in exchange for 1,267,019 Class IB shares and 115,561 Class K shares, respectively, of 1290 VT Energy Portfolio. Cash, in the amount of $7,485,717 at June 18, 2021, was the principal asset acquired by 1290 VT Natural Resources Portfolio. For U.S. GAAP purposes, assets received and shares issued by 1290 VT Natural Resources Portfolio were recorded at fair value. 1290 VT Energy Portfolio’s net assets of $7,485,717 at June 18, 2021, were combined with those of 1290 VT Natural Resources Portfolio. Assuming the acquisition had been completed January 1, 2021, the beginning of the annual reporting period of 1290 VT Natural Resources Portfolio, pro forma results of operations for the year ended December 31, 2021 would have resulted in net investment income of $802,626 and net realized and unrealized gain of $5,613,747 resulting in an increase in net assets from operations of $6,416,373. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the 1290 VT Energy Portfolio that have been included in 1290 VT Natural Resources Portfolio’s Statement of Operations since the merger date. Prior to the combination, the net assets of the 1290 VT Natural Resources Portfolio totaled $15,321,509. Immediately after the combination, the net assets of the 1290 VT Natural Resources Portfolio totaled $22,807,226.

After the close of business on June 18, 2021, EQ/Balanced Strategy Portfolio acquired the net assets of the EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination approved by shareholders on June 4, 2021. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a taxable exchange resulting in the EQ/Balanced Strategy Portfolio issuing 192,600 Class IA shares and 39,881,495 Class IB Shares (valued at $3,449,858 and $715,354,048, respectively) in exchange for 402,558 Class IA shares and 83,464,013 Class IB shares, respectively, of EQ/Franklin Balanced Managed Volatility Portfolio. Cash, in the amount of $718,803,906 at June 18, 2021 was the principal asset acquired by EQ/Balanced Strategy Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Balanced Strategy Portfolio were recorded at fair value. EQ/Franklin Balanced Managed Volatility Portfolio’s net assets at the merger date of $718,803,906, were combined with those of EQ/Balanced Strategy Portfolio. Assuming the acquisition had been completed January 1, 2021, the beginning of the annual reporting period of EQ/Balanced Strategy Portfolio, pro forma results of operations for the year ended December 31, 2021 would have resulted in net investment income of $31,802,048 and net realized and unrealized gain of $393,610,341 resulting in an increase in net assets from operations of $425,412,389. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Franklin Balanced Managed Volatility Portfolio that have been included in EQ/Balanced Strategy Portfolio’s Statement of Operations since the merger date. Prior to the combination, the net assets of the EQ/Balanced Strategy Portfolio totaled $3,738,804,279. Immediately after the combination, the net assets of the EQ/Balanced Strategy Portfolio totaled $4,457,608,185.

1586

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

The following transactions occurred during 2020:

After the close of business on June 5, 2020, EQ/All Asset Growth Allocation Portfolio acquired the net assets of the CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Portfolio and CharterSM Moderate Growth Portfolio, each a series of the EQ Premier VIP Trust, pursuant to Plans of Reorganization and Termination approved by shareholders on May 22, 2020. For U.S. GAAP purposes, each of these transactions was treated as a taxable merger, whereby assets received and shares issued by EQ/All Asset Growth Allocation Portfolio were recorded at fair value. The purpose of each merger was to combine funds managed by EIM with similar investment objectives.

The merger with CharterSM Aggressive Growth Portfolio was accomplished by EQ/All Asset Growth Allocation Portfolio issuing 715,460 Class IB shares (valued at $14,542,181) in exchange for 1,488,888 Class B shares of the CharterSM Aggressive Growth Portfolio. Cash in the amount of $14,573,384 held by CharterSM Aggressive Growth Portfolio was the principal asset acquired by EQ/ All Asset Growth Allocation Portfolio. CharterSM Aggressive Growth Portfolio’s net assets at the merger date of $14,542,181 were combined with those of EQ/All Asset Growth Allocation Portfolio.

The merger with CharterSM Growth Portfolio was accomplished by EQ/All Asset Growth Allocation Portfolio issuing 1,095,212 Class IB shares (valued at $22,260,869) in exchange for 2,275,637 Class B shares of the CharterSM Growth Portfolio. Cash in the amount of $22,290,594 held by CharterSM Growth Portfolio was the principal asset acquired by EQ/All Asset Growth Allocation Portfolio. CharterSM Growth Portfolio’s net assets at the merger date of $22,260,869 were combined with those of EQ/All Asset Growth Allocation Portfolio.

The merger with CharterSM Moderate Portfolio was accomplished by EQ/All Asset Growth Allocation Portfolio issuing 1,739,444 Class IB shares (valued at $35,355,287) in exchange for 3,490,377 Class B shares of the CharterSM Moderate Portfolio. Cash in the amount of $35,403,181 held by CharterSM Moderate Portfolio was the principal asset acquired by EQ/All Asset Growth Allocation Portfolio. CharterSM Moderate Portfolio’s net assets at the merger date of $35,355,287 were combined with those of EQ/All Asset Growth Allocation Portfolio.

The merger with CharterSM Moderate Growth Portfolio was accomplished by EQ/All Asset Growth Allocation Portfolio issuing 1,672,743 Class IB shares (valued at $33,999,564) in exchange for 3,372,269 Class B shares of the CharterSM Moderate Growth Portfolio. Cash in the amount of $34,041,299 held by CharterSM Moderate Growth Portfolio was the principal asset acquired by EQ/All Asset Growth Allocation Portfolio. CharterSM Moderate Growth Portfolio’s net assets at the merger date of $33,999,564 were combined with those of EQ/All Asset Growth Allocation Portfolio.

Prior to the four combinations described above, the net assets of the EQ/All Asset Growth Allocation Portfolio totaled $322,379,398. Immediately after the combinations, the net assets of the EQ/All Asset Growth Allocation Portfolio totaled $428,537,299.

After the close of business on June 5, 2020, EQ/Aggressive Growth Strategy Portfolio acquired the net assets of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination approved by shareholders on May 22, 2020. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Aggressive Growth Strategy Portfolio issuing 61,180,823 Class IB shares (valued at $967,917,134) in exchange for 138,760,390 Class IB shares of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio. The securities held by EQ/Franklin Templeton Allocation Managed Volatility Portfolio, with a fair value of $418,141,319 and identified cost of $398,080,557, and cash in the amount of $550,118,074, at June 5, 2020, were the principal assets acquired by EQ/Aggressive Growth Strategy Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Aggressive Growth Strategy Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Franklin Templeton Allocation Managed

1587

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Volatility Portfolio was carried forward to align ongoing reporting of EQ/ Aggressive Growth Strategy Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Franklin Templeton Allocation Managed Volatility Portfolio’s net assets at the merger date of $967,917,134, including $20,060,762 of unrealized appreciation, $(1,275,612) of undistributed net investment loss and $(468,023) of undistributed net realized loss on investments, were combined with those of EQ/Aggressive Growth Strategy Portfolio. Prior to the combination, the net assets of the EQ/Aggressive Growth Strategy Portfolio totaled $3,990,090,801. Immediately after the combination, the net assets of the EQ/Aggressive Growth Strategy Portfolio totaled $4,958,007,935.

After the close of business on June 5, 2020, EQ/Capital Group Research Portfolio acquired the net assets of the EQ/UBS Growth and Income Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination approved by shareholders on May 22, 2020. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Capital Group Research Portfolio issuing 3,579,588 Class IB shares (valued at $97,316,445) in exchange for 11,022,585 Class IB shares of the EQ/UBS Growth and Income Portfolio. The securities held by EQ/UBS Growth and Income Portfolio, with a fair value of $49,860,039 and identified cost of $35,642,787, and cash in the amount of $47,488,529, at June 5, 2020, were the principal assets acquired by EQ/Capital Group Research Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Capital Group Research Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/UBS Growth and Income Portfolio was carried forward to align ongoing reporting of EQ/Capital Group Research Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/ UBS Growth and Income Portfolio’s net assets at the merger date of $97,316,445. Including $14,217,252 of unrealized appreciation, $26,997 of undistributed net investment income and $(207,456) of undistributed net realized loss on investments, were combined with those of EQ/ Capital Group Research Portfolio. Prior to the combination, the net assets of the EQ/Capital Group Research Portfolio totaled $422,592,961. Immediately after the combination, the net assets of the EQ/Capital Group Research Portfolio totaled $519,909,406.

After the close of business on June 5, 2020, EQ/Janus Enterprise Portfolio acquired the net assets of the Multimanager Mid Cap Growth Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination approved by shareholders on May 22, 2020. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Janus Enterprise Portfolio issuing 694,458 Class IA shares, 6,697,571 Class IB shares and 4,763,159 Class K shares (valued at $14,434,784, $137,001,812 and $101,116,936, respectively) in exchange for 1,333,057 Class IA shares, 13,620,627 Class IB shares and 9,055,850 Class K shares, respectively, of the Multimanager Mid Cap Growth Portfolio. The securities held by Multimanager Mid Cap Growth Portfolio, with a fair value of $251,560,985 and identified cost of $169,497,269, and cash in the amount of $1,102,428, at June 5, 2020, were the principal assets acquired by EQ/Janus Enterprise Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Janus Enterprise Portfolio were recorded at fair value; however, the cost basis of the investments from Multimanager Mid Cap Growth Portfolio was carried forward to align ongoing reporting of EQ/Janus Enterprise Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Multimanager Mid Cap Growth Portfolio’s net assets at the merger date of $252,553,532, including $82,063,716 of unrealized appreciation, $(227,259) of undistributed net investment loss and $(686,940) of undistributed net realized loss on investments, were combined with those of EQ/Janus Enterprise Portfolio. Prior to the combination, the net assets of the EQ/ Janus Enterprise Portfolio totaled $1,034,186,908. Immediately after the combination, the net assets of the EQ/Janus Enterprise Portfolio totaled $1,286,740,440.

After the close of business on June 5, 2020, EQ/MFS Technology Portfolio acquired the net assets of the EQ/MFS Technology II Portfolio, a series of the Trust, pursuant to a Plan of

1588

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

Reorganization and Termination approved by shareholders on May 22, 2020. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with substantially similar investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/MFS Technology Portfolio issuing 7,349,036 Class IB shares (valued at $ 186,754,391) in exchange for 5,111,416 Class IB shares of the EQ/MFS Technology II Portfolio. The securities held by EQ/MFS Technology II Portfolio, with a fair value of $190,201,810 and identified cost of $150,813,331 at June 5, 2020, were the principal assets acquired by EQ/MFS Technology Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/MFS Technology Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/MFS Technology II Portfolio was carried forward to align ongoing reporting of EQ/MFS Technology Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/MFS Technology II Portfolio’s net assets at the merger date of $186,754,391, including $39,388,479 of unrealized appreciation, $(536,369) of undistributed net investment loss and $(1,066,030) of undistributed net realized loss on investments, were combined with those of EQ/MFS Technology Portfolio. Prior to the combination, the net assets of the EQ/MFS Technology Portfolio totaled $318,579,065. Immediately after the combination, the net assets of the EQ/MFS Technology Portfolio totaled $505,333,456.

After the close of business on June 12, 2020, 1290 VT SmartBeta Equity Portfolio acquired the net assets of the EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination approved by shareholders on May 22, 2020. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a taxable exchange resulting in the 1290 VT SmartBeta Equity Portfolio issuing 20,056,039 Class IB shares and 1,740,982 Class K shares (valued at $269,145,212 and $23,396,616, respectively) in exchange for 223,266 Class IA shares, 29,964,745 Class IB shares and 2,625,147 Class K shares of the EQ/Templeton Global Equity Managed Volatility Portfolio. Cash, in the amount of $290,090,925 in addition to securities held by EQ/Templeton Global Equity Managed Volatility Portfolio which had a fair value of $31,994 at June 12, 2020, were the principal assets acquired by 1290 VT SmartBeta Equity Portfolio. For U.S. GAAP purposes, assets received and shares issued by 1290 VT SmartBeta Equity Portfolio were recorded at fair value. EQ/Templeton Global Equity Managed Volatility Portfolio’s net assets at the merger date of $292,541,828, were combined with those of 1290 VT SmartBeta Equity Portfolio. Prior to the combination, the net assets of the 1290 VT SmartBeta Equity Portfolio totaled $30,840,273. Immediately after the combination, the net assets of the 1290 VT SmartBeta Equity Portfolio totaled $323,382,101.

After the close of business on June 12, 2020, EQ/American Century Mid Cap Value Portfolio acquired the net assets of the Multimanager Mid Cap Value Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination approved by shareholders on May 22, 2020. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/American Century Mid Cap Value Portfolio issuing 4,043,088 Class IB shares and 4,072,881 Class K shares (valued at $77,923,836 and $78,502,375, respectively) in exchange for 651,517 Class IA shares, 5,923,373 Class IB shares and 6,476,422 Class K shares of the Multimanager Mid Cap Value Portfolio. The securities held by Multimanager Mid Cap Value Portfolio, with a fair value of $152,887,832 and identified cost of $157,815,976, and cash in the amount of $3,582,494, at June 12, 2020, were the principal assets acquired by EQ/American Century Mid Cap Value Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/American Century Mid Cap Value Portfolio were recorded at fair value; however, the cost basis of the investments from Multimanager Mid Cap Value Portfolio was carried forward to align ongoing reporting of EQ/American Century Mid Cap Value Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Multimanager Mid Cap Value Portfolio’s net assets at the merger date of $156,426,211, including $(4,928,144) of unrealized depreciation, $(86,831) of undistributed net investment loss and

1589

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

$(411,773) of undistributed net realized loss on investments, were combined with those of EQ/American Century Mid Cap Value Portfolio. Prior to the combination, the net assets of the EQ/American Century Mid Cap Value Portfolio totaled $292,196,792. Immediately after the combination, the net assets of the EQ/American Century Mid Cap Value Portfolio totaled $448,623,003.

After the close of business on June 12, 2020, 1290 VT Small Cap Value Portfolio acquired the net assets of the CharterSM Small Cap Value Portfolio, a series of the EQ Premier VIP Trust, pursuant to a Plan of Reorganization and Termination approved by shareholders on May 22, 2020. CharterSM Small Cap Value Portfolio was a fund-of-funds with a significant amount of its assets invested in 1290 VT Small Cap Value Portfolio. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a non-taxable exchange resulting in the 1290 VT Small Cap Value Portfolio issuing 14,920,144 Class IB shares (valued at $120,109,588) in exchange for 14,851,192 Class K shares of the 1290 VT Small Cap Value Portfolio, which were previously held as investments of the CharterSM Small Cap Value Portfolio, and $601,081 of cash, which were collectively the principal assets of CharterSM Small Cap Value Portfolio. For U.S. GAAP purposes, assets received and shares issued by 1290 VT Small Cap Value Portfolio were recorded at fair value; CharterSM Small Cap Value Portfolio’s net assets at the merger date of $601,081 (excluding the $119,508,507 of exchanged Class K shares of the 1290 VT Small Cap Value Portfolio) were combined with those of 1290 VT Small Cap Value Portfolio. Prior to the combination, the net assets of the 1290 VT Small Cap Value Portfolio totaled $290,804,323. Immediately after the combination, the net assets of the 1290 VT Small Cap Value Portfolio totaled $291,405,404.

After the close of business on June 12, 2020, EQ/Morgan Stanley Small Cap Growth Portfolio acquired the net assets of the CharterSM Small Cap Growth Portfolio, a series of the EQ Premier VIP Trust, pursuant to a Plan of Reorganization and Termination approved by shareholders on May 22, 2020. CharterSM Small Cap Growth Portfolio was a fund-of-funds with a significant amount of its assets invested in EQ/Morgan Stanley Small Cap Growth Portfolio. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a non-taxable exchange resulting in the EQ/Morgan Stanley Small Cap Growth Portfolio issuing 9,802,578 Class IB shares (valued at $113,653,269) in exchange for 9,602,121 Class K shares of the EQ/Morgan Stanley Small Cap Growth Portfolio, which were previously held as investments of the CharterSM Small Cap Growth Portfolio, and $620,356 of cash, which were collectively the principal assets of CharterSM Small Cap Growth Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Morgan Stanley Small Cap Growth Portfolio were recorded at fair value; CharterSM Small Cap Growth Portfolio’s net assets at the merger date of $620,356 (excluding the $113,032,913 of exchanged Class K shares of the EQ/Morgan Stanley Small Cap Growth Portfolio) were combined with those of EQ/Morgan Stanley Small Cap Growth Portfolio. Prior to the combination, the net assets of the EQ/Morgan Stanley Small Cap Growth Portfolio totaled $391,265,460. Immediately after the combination, the net assets of the EQ/Morgan Stanley Small Cap Growth Portfolio totaled $391,885,816.

Note 9	COVID-19 Impact

The coronavirus (COVID-19) pandemic and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, travel restrictions, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, labor shortages, and significant challenges in healthcare service preparation and delivery, as well as general concern, uncertainty and social unrest. Global financial markets have experienced, and may continue to experience, significant volatility and severe losses, and the pandemic has resulted in an economic slowdown, which may continue for an extended period of time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and the value of investments in other companies and industries that historically have relied on

1590

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

higher concentrations of people working in traditional office and commercial environments. The travel, hospitality, and public transit industries, among others, may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Public health crises caused by outbreaks of infectious diseases or other public health issues, such as the COVID-19 pandemic, may exacerbate other pre-existing political, social, and economic tensions and risks and disrupt market conditions and operations. The ongoing impact of the COVID-19 pandemic on the financial performance of the Trust’s investments cannot be predicted and could have a materially adverse effect on the Trust’s investments.

Note 10	Subsequent Events

The Adviser evaluated subsequent events from December 31, 2021, the date of these financial statements, through the date these financial statements were issued. The subsequent events include the following:

Effective January 1, 2022, AXA Investment Managers, Inc., Sub-Adviser to the EQ/AXA Investment Managers Moderate Allocation Portfolio and 1290 VT High Yield Bond Portfolio, was renamed AXA Investment Managers US Inc.

Effective January 1, 2022, AXA Investment Managers US Inc. replaced AXA Rosenberg Investment Management LLC as Sub-Adviser to the 1290 VT SmartBeta Equity Portfolio.

EQ/AB Sustainable U.S. Thematic Portfolio, Equitable Growth MF/ETF Portfolio, and Equitable Moderate Growth MF/ETF Portfolio commenced operations on February 15, 2022.

At a meeting held on September 22-23, 2021, the Board approved the following portfolio name changes, effective as of March 21, 2022: the name of 1290 VT SmartBeta Equity Portfolio will change to 1290 VT SmartBeta Equity ESG Portfolio, the name of EQ/ClearBridge Large Cap Growth Portfolio will change to EQ/ClearBridge Large Cap Growth ESG Portfolio, and the name of EQ/PIMCO Total Return Portfolio will change to EQ/PIMCO Total Return ESG Portfolio.

Note 11	Pending Legal Proceedings

In November 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of contract holders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

In July 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated lawsuits in the United States District Court for the Southern District of New York (the “U.S. District Court”) and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suits”). The Retiree Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

In August 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated separate lawsuits in the U.S. District Court and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suits”). The Noteholder Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

1591

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2021

The Committee’s Suit, the Retiree Suits, and the Noteholder Suits were consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding in the U.S. District Court (In re: Tribune Company Fraudulent Conveyance Litigation).

EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio) and AXA Mid Cap Value Managed Volatility Portfolio (now called EQ/Mid Cap Value Managed Volatility Portfolio) are named as defendants in one of the Noteholder Suits and one of the Retiree Suits. EQ/Equity 500 Index Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), Multimanager Large Cap Core Equity Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), EQ/Small Company Index II Portfolio (now called EQ/Small Company Index Portfolio), EQ/ Common Stock Index II Portfolio (now called EQ/Common Stock Index Portfolio), and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. EQ/Equity 500 Index Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. Multimanager Large Cap Value Portfolio (now called EQ/Large Cap Value Managed Volatility Portfolio) is named as a defendant in 1626 one of the Noteholder Suits and is also named as a putative member of the proposed defendant class of shareholders in the Committee’s suit. The amounts paid to the above seven Portfolios in connection with the public tender offers were approximately: (i) EQ/Equity 500 Index Portfolio — $1,740,800; (ii) 1290 VT GAMCO Mergers & Acquisitions Portfolio — $1,122,000; (iii) EQ/Mid Cap Value Managed Volatility Portfolio — $3,655,000; (iv) EQ/Large Cap Core Managed Volatility Portfolio — $1,832,600; (v) EQ/Small Company Index Portfolio — $61,200; (vi) EQ/Common Stock Index Portfolio — $18,360; and (vii) EQ/Large Cap Value Managed Volatility Portfolio — $3,359,200. The lawsuits do not allege any misconduct by the Trust or its Portfolios.

On January 7, 2020, the Tribune Litigation Trust, successor to the Committee, filed an appeal with the Second Circuit seeking to reverse: (a) the January 2017 dismissal of its intentional fraudulent transfer claim; and (b) the April 2019 denial of its motion for leave to add a constructive fraudulent transfer claim. On August 20, 2021, the Second Circuit affirmed the District Court’s (a) January 2017 dismissal of the Litigation Trust’s intentional fraudulent transfer claim; and (b) April 2019 decision denying the Litigation Trust’s motion for leave to add a constructive fraudulent transfer claim. The Litigation Trust filed a petition for rehearing on September 3, 2021, which was denied by the Second Circuit on October 7, 2021. The Litigation Trust has filed a petition with the U.S. Supreme Court for a writ of certiorari reversing the Second Circuit’s August 2021 decision and reinstating the Litigation Trust’s suit.

As of this writing, all matters pending before the U.S. District Court have been concluded and the multi-district litigation proceeding has been closed, subject only to further appellate proceedings at the U.S. Supreme Court.

The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Adviser believes a loss is not probable.

1592

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of EQ Advisors Trust and Shareholders of each of the one hundred and one funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (constituting EQ Advisors Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations, the statements of changes in net assets, and for EQ/PIMCO Global Real Return Portfolio and EQ/PIMCO Real Return Portfolio the statements of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations, the changes in each of their net assets, and for EQ/PIMCO Global Real Return Portfolio and EQ/PIMCO Real Return Portfolio each of their cash flows, for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

EQ/All Asset Growth Allocation Portfolio (1)	EQ/Franklin Rising Dividends Portfolio (1)

EQ/Ultra Conservative Strategy Portfolio (1)	EQ/Franklin Small Cap Value Managed Volatility Portfolio (1)

EQ/Conservative Strategy Portfolio (1)	EQ/Franklin Strategic Income Portfolio (1)

EQ/Conservative Growth Strategy Portfolio (1)	EQ/Global Equity Managed Volatility Portfolio (1)

EQ/Balanced Strategy Portfolio (1)	EQ/Goldman Sachs Growth Allocation Portfolio (1)

EQ/Moderate Growth Strategy Portfolio (1)	EQ/Goldman Sachs Mid Cap Value Portfolio (1)

EQ/Growth Strategy Portfolio (1)	EQ/Goldman Sachs Moderate Growth Allocation Portfolio (1)

EQ/Aggressive Growth Strategy Portfolio (1)	EQ/Intermediate Government Bond Portfolio (1)

1290 VT Low Volatility Global Equity Portfolio (1)	EQ/International Core Managed Volatility Portfolio (1)

1290 VT Moderate Growth Allocation Portfolio (1)	EQ/International Equity Index Portfolio (1)

1290 VT Multi-Alternative Strategies Portfolio (1)	EQ/International Value Managed Volatility Portfolio (1)

1290 VT Convertible Securities Portfolio (1)	EQ/Invesco Comstock Portfolio (1)

1290 VT DoubleLine Dynamic Allocation Portfolio (1)	EQ/Invesco Global Portfolio (1)

1290 VT DoubleLine Opportunistic Bond Portfolio (1)	EQ/Invesco Global Real Assets Portfolio (1)

1290 VT Equity Income Portfolio (1)	EQ/Invesco International Growth Portfolio (1)

1290 VT GAMCO Mergers & Acquisitions Portfolio (1)	EQ/Invesco Moderate Allocation Portfolio (1)

1290 VT GAMCO Small Company Value Portfolio (1)	EQ/Invesco Moderate Growth Allocation Portfolio (1)

1290 VT High Yield Bond Portfolio (1)	EQ/Janus Enterprise Portfolio (1)

1290 VT Micro Cap Portfolio (1)	EQ/JPMorgan Growth Allocation Portfolio (1)

1290 VT Natural Resources Portfolio (1)	EQ/JPMorgan Value Opportunities Portfolio (1)

1290 VT Real Estate Portfolio (1)	EQ/Large Cap Core Managed Volatility Portfolio (1)

1290 VT Small Cap Value Portfolio (1)	EQ/Large Cap Growth Index Portfolio (1)

1290 VT SmartBeta Equity Portfolio (1)	EQ/Large Cap Growth Managed Volatility Portfolio (1)

1290 VT Socially Responsible Portfolio (1)	EQ/Large Cap Value Index Portfolio (1)

ATM Large Cap Managed Volatility Portfolio (1)	EQ/Large Cap Value Managed Volatility Portfolio (1)

1593

ATM Mid Cap Managed Volatility Portfolio (1)	EQ/Lazard Emerging Markets Equity Portfolio (1)

ATM Small Cap Managed Volatility Portfolio (1)	EQ/Long-Term Bond Portfolio (3)

ATM International Managed Volatility Portfolio (1)	EQ/Loomis Sayles Growth Portfolio (1)

EQ/500 Managed Volatility Portfolio (1)	EQ/MFS International Growth Portfolio (1)

EQ/400 Managed Volatility Portfolio (1)	EQ/MFS International Intrinsic Value Portfolio (1)

EQ/2000 Managed Volatility Portfolio (1)	EQ/MFS Mid Cap Focused Growth Portfolio (1)

EQ/International Managed Volatility Portfolio (1)	EQ/MFS Technology Portfolio (1)

EQ/AB Dynamic Aggressive Growth Portfolio (1)	EQ/MFS Utilities Series Portfolio (1)

EQ/AB Dynamic Growth Portfolio (1)	EQ/Mid Cap Index Portfolio (1)

EQ/AB Dynamic Moderate Growth Portfolio (1)	EQ/Mid Cap Value Managed Volatility Portfolio (1)

EQ/AB Short Duration Government Bond Portfolio (1)	EQ/Money Market Portfolio (1)

EQ/AB Small Cap Growth Portfolio (1)	EQ/Morgan Stanley Small Cap Growth Portfolio (1)

EQ/American Century Mid Cap Value Portfolio (1)	EQ/PIMCO Global Real Return Portfolio (2)

EQ/American Century Moderate Growth Allocation Portfolio (1)	EQ/PIMCO Real Return Portfolio (2)

EQ/AXA Investment Managers Moderate Allocation Portfolio (1)	EQ/PIMCO Total Return Portfolio (1)

EQ/Capital Group Research Portfolio (1)	EQ/PIMCO Ultra Short Bond Portfolio (1)

EQ/ClearBridge Large Cap Growth Portfolio (1)	EQ/Quality Bond PLUS Portfolio (1)

EQ/Clearbridge Select Equity Managed Volatility Portfolio (1)	EQ/Small Company Index Portfolio (1)

EQ/Common Stock Index Portfolio (1)	EQ/T. Rowe Price Growth Stock Portfolio (1)

EQ/Core Bond Index Portfolio (1)	EQ/T. Rowe Price Health Sciences Portfolio (1)

EQ/Emerging Markets Equity PLUS Portfolio (1)	EQ/Value Equity Portfolio (1)

EQ/Equity 500 Index Portfolio (1)	EQ/Wellington Energy Portfolio (1)

EQ/Fidelity Institutional AM® Large Cap Portfolio (1)	Multimanager Aggressive Equity Portfolio (1)

EQ/First Trust Moderate Growth Allocation Portfolio (1)	Multimanager Core Bond Portfolio (1)

EQ/Franklin Growth Allocation Portfolio (1)	Multimanager Technology Portfolio (1)

EQ/Franklin Moderate Allocation Portfolio (1)

(1)	Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for each of the two years in the period ended December 31, 2021
(2)	Statements of operations and cash flows for the year ended December 31, 2021 and statement of changes in net assets for each of the two years in the period ended December 31, 2021
(3)	Statements of operations and changes in net assets for the period August 2, 2021 (commencement of operations) through December 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities

1594

owned as of December 31, 2021 by correspondence with the custodian, transfer agents, brokers, agent banks and issuers of privately offered securities; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 18, 2022

We have served as the auditor of one or more investment companies in the EIM LLC — advised mutual fund complex since 1997.

1595

EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVAL OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)

At a meeting held on June 15-17, 2021,1 the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved an Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Equitable Investment Management Group, LLC (“EIM” or the “Adviser”), and an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and its affiliate AllianceBernstein, L.P. (“AllianceBernstein,” “AB” or the “Sub-Adviser”) with respect to the EQ/Long-Term Bond Portfolio (the “Portfolio”). The Board noted that the Portfolio is a newly-created fixed income portfolio of the Trust that seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Long Government/Credit Bond Index, including reinvestment of dividends, at a risk level consistent with that of the index. The Portfolio pursues an “indexing” (or “passive”) investment strategy and commenced operations on July 31, 2021.

The Board noted that the Portfolio would be added, by amendment, to the existing investment advisory agreement between the Adviser and the Trust with respect to other portfolios of the Trust. The Board also noted that AllianceBernstein is an “affiliated person” (as that term is defined in the 1940 Act) of the Adviser, and that AllianceBernstein currently serves as investment sub-adviser for several other portfolios (or allocated portions of portfolios) of the Trust, including portfolios (or allocated portions) that, like the Portfolio, pursue a passive investment strategy, as well as two fixed income portfolios (i.e., the EQ/AB Short Duration Government Bond Portfolio and the EQ/Quality Bond PLUS Portfolio). The Board noted that the Portfolio would be added, by amendment, to the existing investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to other portfolios of the Trust. The Board further noted that AllianceBernstein serves as the sole investment sub-adviser for the EQ/AB Short Duration Government Bond Portfolio, which is actively managed, and that, with respect to the EQ/Quality Bond PLUS Portfolio, AllianceBernstein manages a portion of the portfolio that is actively managed as well as the portion of the portfolio that pursues a passive investment strategy. In connection with its approval of the Portfolio’s Agreements, the Board considered its conclusions in connection with its prior approval of the Trust’s existing portfolios’ investment advisory agreement between the Adviser and the Trust and investment sub-advisory agreement between the Adviser and AllianceBernstein, including its satisfaction with the nature and quality of services being provided to the Trust’s existing portfolios by the Adviser and AllianceBernstein.

In reaching its decision to approve each Agreement with respect to the Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to the Portfolio and each Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Adviser, the proposed Sub-Adviser and, where applicable, their affiliates; (2) comparative performance information; (3) the level of the proposed advisory fee and sub-advisory fee, and the Portfolio’s expense ratios relative to those of comparable funds; (4) the anticipated costs of the services to be provided by, and the estimated profits to be realized by, the Adviser and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (6) “fall out” benefits that may accrue to the Adviser, the Sub-Adviser and their affiliates (that is, indirect benefits that they would not receive but for their relationships with the Portfolio). In considering each Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

[1]

The meeting was held by videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission. Reliance on the exemptive order was necessary and appropriate due to circumstances related to the effects of COVID-19. All Trustees participating in the videoconference meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires the Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

1596

In connection with its deliberations, the Board took into account information requested by the Independent Trustees and prepared by the Adviser and the proposed Sub-Adviser, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the meeting. The Board also took into account information, including information relating to the proposed Sub-Adviser, provided to the Trustees at prior Board meetings. The information provided to the Trustees described, among other things, the Portfolio’s investment strategies and risks; the services to be provided by the Adviser and the proposed Sub-Adviser, as well as the Adviser’s and the proposed Sub-Adviser’s investment personnel and proposed investment advisory and sub-advisory fees; expense ratios and expense limitation arrangements; performance information; and other matters. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the Agreements and the information provided. The Independent Trustees held a conference call in advance of the meeting at which the Board approved the Agreements to review the information provided and, in light of the affiliation between the Adviser and the proposed Sub-Adviser, communicated substantive follow-up questions for management to address at the meeting. The Independent Trustees also met in executive session during the meeting to discuss the Agreements and the information provided. At the meeting, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the Agreements.

In approving the Agreements with respect to the Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the proposed advisory fee and sub-advisory fee were fair and reasonable and that the approval of the Agreements was in the best interests of the Portfolio and its investors and did not involve a conflict of interest from which the Adviser or AllianceBernstein would derive an inappropriate advantage. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to approve the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to the Portfolio and its investors by the Adviser, the proposed Sub-Adviser, and their affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and the proposed Sub-Adviser’s responsibilities with respect to the Portfolio. The Board also considered the Adviser’s experience in serving as the investment adviser for other portfolios of the Trust, and the proposed Sub-Adviser’s experience in managing passive strategies as well as active and passive fixed income strategies for other portfolios (or allocated portions of portfolios) of the Trust for which it serves as investment sub-adviser.

With respect to the Adviser, the Board considered that the Adviser would be responsible for, among other things, developing the investment strategy for the Portfolio; researching, selecting and hiring the proposed Sub-Adviser, and conducting on-going “due diligence” on and monitoring the proposed Sub-Adviser; overseeing the selection of investments for the Portfolio; monitoring and evaluating the performance of the Portfolio; monitoring the investment operations and composition of the Portfolio and, in connection therewith, monitoring compliance with the Portfolio’s investment objective, policies and restrictions, as well as the Portfolio’s compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolio among the proposed Sub-Adviser and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Portfolio. The Board also considered information regarding the Adviser’s process for selecting and monitoring the proposed Sub-Adviser and the other service providers to the Portfolio, as well as its process for evaluating, monitoring and overseeing the proposed Sub-Adviser’s investment strategy. In addition, the Board considered information regarding the qualifications and experience of, and resources available to, the personnel who would perform those functions with respect to the Portfolio. The Board noted that the services proposed to be provided to the Portfolio by the Adviser were substantially similar to the services provided to the other portfolios of the Trust that are sub-advised. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on

1597

the Trust and its assets. The Board also considered that the Adviser has assumed significant entrepreneurial risk in sponsoring the Portfolio and that the Adviser would bear and assume significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to the Portfolio. The Board considered that the Adviser’s responsibilities with respect to the Portfolio also would include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Portfolio. The Board also considered information regarding the Adviser’s ongoing risk management activities. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the Adviser also was based, in part, on the Board’s experience and familiarity with the Adviser serving as the investment adviser for other portfolios of the Trust and on periodic reports provided to the Board regarding the services provided by the Adviser to those other portfolios.

With respect to the proposed Sub-Adviser, the Board considered that, subject to the oversight of the Adviser, the proposed Sub-Adviser would be responsible for making investment decisions for the Portfolio; placing with brokers or dealers orders for the purchase and sale of investments for the Portfolio; and performing certain related administrative functions. The Board also reviewed information regarding the proposed Sub-Adviser’s process for selecting investments for the Portfolio, as well as information regarding the qualifications and experience of the proposed Sub-Adviser’s fixed income portfolio management team that would provide services to the Portfolio, noting its familiarity with one of the proposed portfolio managers, who also serves as a portfolio manager for the EQ/AB Short Duration Government Bond Portfolio, which is actively managed, and for a portion of the EQ/Quality Bond PLUS Portfolio that is actively managed as well as the portion of the EQ/Quality Bond PLUS Portfolio that pursues a passive investment strategy. The Board also considered information regarding the proposed Sub-Adviser’s procedures for executing portfolio transactions for the Portfolio and the proposed Sub-Adviser’s policies and procedures for selecting brokers and dealers. In addition, the Board considered information regarding the proposed Sub-Adviser’s trading experience and how the proposed Sub-Adviser would seek to achieve “best execution” on behalf of the Portfolio. The Board also considered information about the impact of the coronavirus pandemic on the proposed Sub-Adviser’s operations and its ability to provide services to the Portfolio. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser also was based, in part, on the Board’s experience and familiarity with the Sub-Adviser serving as an investment sub-adviser for other portfolios (or allocated portions of portfolios) of the Trust and on periodic reports provided to the Board regarding the services provided by the Sub-Adviser to those other portfolios (or allocated portions).

At the meeting, the Independent Trustees and management engaged in extensive discussions regarding the Adviser’s rationale for proposing that affiliate AllianceBernstein serve as the investment sub-adviser for the Portfolio. The Board considered the Adviser’s selection process for the investment sub-adviser for the Portfolio, including the internal review and analysis conducted by the Adviser. In this regard, the Board noted, among other things, that the Adviser had considered candidates in addition to AllianceBernstein as investment sub-adviser for the Portfolio and had decided to propose AllianceBernstein as investment sub-adviser for the Portfolio based on the Adviser’s extensive experience with AllianceBernstein and the fixed income portfolio management team, as well as AllianceBernstein’s significant experience managing active and passive fixed income strategies.

The Board also factored into its review its familiarity with the Adviser’s and the proposed Sub-Adviser’s compliance programs, policies, and procedures. The Board also noted the Trust’s Chief Compliance Officer’s evaluation of the Adviser’s and the proposed Sub-Adviser’s compliance programs, policies, and procedures in connection with the Board’s annual review of the Trust’s existing portfolios’ investment advisory agreement between the Adviser and the Trust and investment sub-advisory agreement between the Adviser and AllianceBernstein. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser or the proposed Sub-Adviser and reviewed information regarding the Adviser’s and the proposed Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolio. In addition, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates, including Equitable Financial Life Insurance Company, have with the proposed Sub-Adviser in addition to the proposed relationship involving the Portfolio. In this regard, the Board also took into account materials regarding the policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered the benefits that would be provided to investors from participation in a Portfolio sponsored by the Adviser, including the benefits of investing in a fund that is part of a large fund complex that

1598

offers a wide range of portfolios, sub-advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Adviser and its affiliates would provide to the Portfolio and its shareholders.

The Board noted that the Portfolio did not have any performance history as it was newly created and had not commenced operations as of the date of the meeting. For purposes of evaluating the nature, quality and extent of the overall services to be provided to the Portfolio, the Board received and reviewed information regarding the Portfolio’s investment objective, policies and anticipated investments. The Board also considered the Adviser’s expertise, resources, proposed methodology, and personnel for managing the Portfolio and its experience managing other portfolios of the Trust. The Board also considered the proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Portfolio. The Trustees noted that the proposed Sub-Adviser manages passive investment strategies and other fixed income strategies (both active and passive) for other portfolios (or allocated portions of portfolios) of the Trust, including the EQ/AB Short Duration Government Bond Portfolio and the EQ/Quality Bond PLUS Portfolio. The Trustees noted that they had reviewed the proposed Sub-Adviser’s performance through their oversight of the Sub-Adviser’s management of these other portfolios (or allocated portions of portfolios) of the Trust since its appointment to those portfolios (or allocated portions). Among other performance data, the Board received and reviewed, in particular, the proposed Sub-Adviser’s performance and tracking error data in managing the portion of the EQ/Quality Bond PLUS Portfolio that pursues a passive investment strategy, as compared to an appropriate benchmark over various time periods. The Board also received and reviewed performance history and risk characteristics for the Bloomberg Barclays U.S. Long Government/Credit Bond Index over various time periods. The Board generally considered long-term performance to be more important than short-term performance.

Based on its review, the Board determined that the nature, quality and extent of the overall services to be provided by the Adviser and the proposed Sub-Adviser were appropriate for the Portfolio in light of its investment objective and, thus, supported a decision to approve the Agreements.

Expenses

The Board considered the Portfolio’s proposed advisory fee and sub-advisory fee in light of the nature, quality and extent of the overall services to be provided by the Adviser and the proposed Sub-Adviser. In addition, the Board considered the relative levels of the sub-advisory fee to be paid to the proposed Sub-Adviser and the advisory fee to be retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the proposed Sub-Adviser. The Board also considered that all fees and expenses of the Portfolio would be explicitly disclosed in the Portfolio’s offering documents.

With respect to the Advisory Agreement, the Board also considered the Portfolio’s proposed advisory fee rate schedule relative to the advisory fee rate schedules of other portfolios managed by the Adviser. In this regard, the Board noted that the proposed advisory fee rate schedule for the Portfolio is the same as the current advisory fee rate schedule for certain other portfolios of the Trust that, like the Portfolio, are sub-advised index portfolios. The Board also considered information provided by the Adviser comparing the proposed advisory fee rate and expense ratios for the Portfolio to the advisory fee rates and expense ratios for comparable mutual funds, including information compiled by Broadridge Financial Solutions Inc., an independent provider of mutual fund industry data. The Board further considered that the proposed advisory fee rate schedule for the Portfolio includes breakpoints that would reduce the advisory fee rate as Portfolio assets increase above certain levels. The Board noted that any such reduction in the Portfolio’s advisory fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that the Portfolio’s net expense ratios will not exceed certain levels as set forth in its prospectus. The Board also noted that, to the extent that the Adviser waives fees pursuant to the expense limitation arrangement, the Portfolio’s actual advisory fee may be lower than its contractual advisory fee. Based on its review, the Board determined that the Adviser’s proposed fee for the Portfolio is fair and reasonable.

With respect to the Sub-Advisory Agreement, the Board also considered that the proposed sub-advisory fee for the Portfolio is comparable to, and in some cases lower than, the sub-advisory fee that AllianceBernstein currently charges to other portfolios (or allocated portions of portfolios) of the Trust for which AllianceBernstein serves as sub-adviser using a passive investment strategy. The Board further noted that the Adviser, and not the

1599

Portfolio, would pay the proposed Sub-Adviser and that the proposed sub-advisory fee was negotiated between the proposed Sub-Adviser and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients, and that the Adviser believes that the fee agreed upon with the proposed Sub-Adviser is reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. Based on its review, the Board determined that the proposed sub-advisory fee for the proposed Sub-Adviser is fair and reasonable.

Profitability and Costs

The Board also considered the anticipated level of profits to be realized by the Adviser in connection with the operation of the Portfolio. The Adviser represented that, as a new portfolio with no prior operations, the Portfolio was not expected to be profitable to the Adviser initially because of its anticipated small initial asset base. As a result, the Board did not consider the Adviser’s estimated profitability to be excessive at this time, but noted that it periodically would evaluate profitability as the assets of the Portfolio increase over time. With respect to the Sub-Advisory Agreement, the Board noted that the Adviser generally is aware of the fees charged by the proposed Sub-Adviser to other clients and that the Adviser believes that the fee agreed upon with the Sub-Adviser is reasonable in light of the quality of the investment sub-advisory services to be provided. The Adviser also advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreement. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fee and that the fee to be paid to the proposed Sub-Adviser is the product of negotiations with the Adviser and reflects levels of profitability acceptable to the Adviser and the proposed Sub-Adviser based on the particular circumstances for each of them. The Board noted again that the proposed Sub-Adviser’s fee would be paid by the Adviser and not the Portfolio and that many responsibilities related to the advisory function are retained by the Adviser. The Board also noted that the sub-advisory fee to be paid by the Adviser to the proposed Sub-Adviser, which is an affiliate of the Adviser, is considered as a possible fall-out benefit.

Economies of Scale

The Board also considered whether economies of scale or efficiencies would be realized by the Adviser as the Portfolio grows larger and the extent to which this is reflected in the proposed advisory and administrative fee schedules for the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the advisory fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that a manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the proposed advisory fee rate schedule for the Portfolio includes breakpoints that would reduce the advisory fee rate as Portfolio assets increase above certain levels. The Board also noted that the proposed administrative fee rate schedule for the Portfolio (i) aggregates the assets managed by the Adviser in the Portfolio and in multiple other portfolios of the Trust, which aggregation is expected to reduce the likelihood that the Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (ii) includes breakpoints that would reduce the administrative fee rate as aggregate portfolio assets increase above certain levels. In this regard, the Board noted that the proposed administrative fee rate schedule for the Portfolio is the same as the current administrative fee rate schedule for other portfolios of the Trust that, like the Portfolio, are advised by a single investment sub-adviser. In addition, the Board noted that the Adviser had agreed to assume certain expenses of the Portfolio by making payments or waiving all or a portion of its advisory, administrative and other fees so that the Portfolio’s net expense ratios do not exceed certain contractual levels as set forth in the prospectus, in light of the fact that the Portfolio is a new portfolio and initially would not have sufficient assets to maintain its expense ratios at competitive levels. The Board also considered that the Adviser could potentially share economies of scale or efficiencies with the Portfolio through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Portfolio and its shareholders over time, such as hiring additional personnel, providing additional resources in areas relating to management and administration of the Portfolio, and investing in technology (including cybersecurity improvements).

1600

In connection with its deliberations regarding the Sub-Advisory Agreement, the Board noted that the proposed sub-advisory fee rate schedule applicable to the Portfolio includes a breakpoint that would reduce the sub-advisory fee rate as Portfolio assets under the proposed Sub-Adviser’s management increase above a certain level. In this regard, the Board acknowledged that, at some levels, breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to investors.

The Board considered these factors, and the relationship they bear to the fee structure charged to the Portfolio by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale or efficiencies with the Portfolio once it commenced operations and at reasonably anticipated asset levels. The Board noted, however, that it would monitor future growth in Portfolio assets to determine whether economies of scale or efficiencies continued to be reflected in the Portfolio’s fee arrangements.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser or an affiliate also would serve as the administrator for the Portfolio and would receive compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, an affiliate of the Adviser, is proposed to serve as Sub-Adviser to the Portfolio and would receive sub-advisory fees that are paid by the Adviser out of the fees that it earns from the Portfolio. The Board also recognized that Equitable Distributors, LLC, also an affiliate of the Adviser, serves as the underwriter for the Trust and would receive from the Portfolio payments pursuant to Rule 12b-1 plans with respect to its Class IB shares to compensate Equitable Distributors, LLC for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and AllianceBernstein and may, from time to time, receive brokerage commissions from the Portfolio in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that the Adviser’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolio, would receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolio would be offered as an investment option through variable insurance contracts offered and sold by the Adviser’s affiliated insurance companies and that the performance of the Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Adviser’s affiliated insurance companies and Equitable Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts.

The Board also considered possible fall-out benefits and other types of benefits that may accrue to the proposed Sub-Adviser, including the following. The Board noted that the proposed Sub-Adviser currently serves as investment sub-adviser for several other portfolios (or allocated portions of portfolios) advised by the Adviser and receives sub-advisory fees with respect to those portfolios. In addition, the Board recognized that the proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. The Board also noted that the proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to its investment process and from expanding its level of assets under management, including within its passive index advisory business, and that the proposed Sub-Adviser may derive benefits from its association with the Adviser.

Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser or the proposed Sub-Adviser are fair and reasonable.

1601

EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2021 (UNAUDITED)

At a meeting held on July 20-22, 2021,1 the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Equitable Investment Management Group, LLC (“EIM” or the “Adviser”) and, as applicable, the renewal of the Investment Sub-Advisory Agreement(s) (each, a “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the series of the Trust (each, a “Portfolio” and together, the “Portfolios”) listed below, for an additional one-year term.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

1290 VT Convertible Securities Portfolio*

1290 VT Low Volatility Global Equity Portfolio

1290 VT Moderate Growth Allocation Portfolio

1290 VT Multi-Alternative Strategies Portfolio

EQ/All Asset Growth Allocation Portfolio

EQ/Value Equity Portfolio (formerly known as EQ/BlackRock Basic Value Equity Portfolio)*

EQ/Aggressive Growth Strategy Portfolio

EQ/Balanced Strategy Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Growth Strategy Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Ultra Conservative Strategy Portfolio

(collectively, the “Strategic Allocation Portfolios”)

Advisory Agreement with EIM

1290 VT DoubleLine Dynamic Allocation Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with DoubleLine Capital LP (“DoubleLine”) and DoubleLine Equity LP (“DoubleLine Equity”)

1290 VT DoubleLine Opportunistic Bond Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with DoubleLine

1290 VT Equity Income Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC

1290 VT GAMCO Mergers & Acquisitions Portfolio 1290 VT GAMCO Small Company Value Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with GAMCO Asset Management, Inc. (“GAMCO”)

[1]

The meeting was held by videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission (the “SEC”). Reliance on the exemptive order was necessary and appropriate due to circumstances related to the effects of COVID-19. All Trustees participating in the videoconference meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires the Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

1602

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

1290 VT High Yield Bond Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with AXA Investment Managers Inc. (“AXA IM”) Sub-Advisory Agreement with Post Advisory Group, LLC

1290 VT Micro Cap Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Investment Management, LLC (“BlackRock”) Sub-Advisory Agreement with Lord, Abbett & Co. LLC (“Lord Abbett”)

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/International Equity Index Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Small Company Index Portfolio

Advisory Agreement with EIM Sub-Advisory Agreement with AllianceBernstein, L.P. (“AllianceBernstein”)

1290 VT Small Cap Value Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Horizon Kinetics Asset Management LLC

1290 VT SmartBeta Equity Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”)

1290 VT Socially Responsible Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/International Managed Volatility Portfolio

(collectively, the “EQ Tactical Manager Portfolios”)

Advisory Agreement with EIM Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock

EQ/American Century Mid Cap Value Portfolio EQ/American Century Moderate Growth Allocation Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with American Century Investment Management Inc.

EQ/AXA Investment Managers Moderate Allocation Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with AXA IM

EQ/Capital Group Research Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Capital International, Inc. (“Capital International”)

1603

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

EQ/ClearBridge Large Cap Growth Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with ClearBridge Investments, LLC (“ClearBridge”)

EQ/ClearBridge Select Equity Managed Volatility Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with ClearBridge

EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with SSGA Funds Management, Inc. (“SSGA”)

EQ/Emerging Markets Equity PLUS Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with EARNEST Partners, LLC (“EARNEST”)

EQ/Fidelity Institutional AM® Large Cap Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with FIAM, LLC

EQ/First Trust Moderate Growth Allocation Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with First Trust Advisors L.P.

EQ/Franklin Growth Allocation Portfolio (formerly known as EQ/Legg Mason Growth Allocation Portfolio)

EQ/Franklin Moderate Allocation Portfolio (formerly known as EQ/Legg Mason Moderate Allocation Portfolio)

Advisory Agreement with EIM Sub-Advisory Agreement with QS Investors LLC

EQ/Franklin Rising Dividends Portfolio EQ/Franklin Strategic Income Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Franklin Advisers, Inc.

EQ/Franklin Small Cap Value Managed Volatility Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Mutual Advisers, LLC

EQ/Global Equity Managed Volatility Portfolio

Advisory Agreement with EIM

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Invesco Advisers, Inc. (“Invesco”)

Sub-Advisory Agreement with Morgan Stanley Investment Management, Inc. (“Morgan Stanley”)**

EQ/Goldman Sachs Growth Allocation Portfolio EQ/Goldman Sachs Mid Cap Value Portfolio EQ/Goldman Sachs Moderate Growth Allocation Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P.

EQ/International Core Managed Volatility Portfolio

Advisory Agreement with EIM

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with EARNEST

Sub-Advisory Agreement with Federated Global Investment Management Corp.

Sub-Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS Investment Management”)

EQ/International Value Managed Volatility Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Harris Associates L.P.

1604

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco Global Real Assets Portfolio (formerly known as EQ/Invesco Global Real Estate Portfolio)

EQ/Invesco International Growth Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

Advisory Agreement with EIM Sub-Advisory Agreement with Invesco***

EQ/Janus Enterprise Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Janus Capital Management LLC

EQ/JPMorgan Growth Allocation Portfolio EQ/JPMorgan Value Opportunities Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with JPMorgan Investment Management Inc.

EQ/Large Cap Core Managed Volatility Portfolio

Advisory Agreement with EIM

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Capital International

Sub-Advisory Agreement with GQG Partners LLC

Sub-Advisory Agreement with Vaughan Nelson Investment Management

EQ/Large Cap Growth Managed Volatility Portfolio

Advisory Agreement with EIM

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with HS Management Partners, LLC

Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (“Loomis Sayles”)

Sub-Advisory Agreement with Polen Capital Management, LLC

Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”)

EQ/Large Cap Value Index Portfolio EQ/Mid Cap Index Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with AllianceBernstein

EQ/Large Cap Value Managed Volatility Portfolio*	Advisory Agreement with EIM Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with MFS Investment Management

EQ/Lazard Emerging Markets Equity Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Lazard Asset Management LLC (“Lazard”)

EQ/Loomis Sayles Growth Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Loomis Sayles

EQ/MFS International Growth Portfolio EQ/MFS International Intrinsic Value Portfolio EQ/MFS Mid Cap Focused Growth Portfolio EQ/MFS Technology Portfolio EQ/MFS Utilities Series Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with MFS Investment Management

EQ/Mid Cap Value Managed Volatility Portfolio

Advisory Agreement with EIM

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Diamond Hill Capital Management, Inc.

Sub-Advisory Agreement with Wellington Management Company, LLP (“Wellington”)

1605

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

EQ/Money Market Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BNY Mellon Investment Adviser, Inc.

EQ/Morgan Stanley Small Cap Growth Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Morgan Stanley

EQ/PIMCO Global Real Return Portfolio EQ/PIMCO Real Return Portfolio EQ/PIMCO Total Return Portfolio EQ/PIMCO Ultra Short Bond Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Pacific Investment Management Company LLC (“PIMCO”)

EQ/Quality Bond PLUS Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with PIMCO

EQ/T. Rowe Price Growth Stock Portfolio EQ/T. Rowe Price Health Sciences Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with T. Rowe Price

EQ/Wellington Energy Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Wellington

Multimanager Aggressive Equity Portfolio

Advisory Agreement with EIM

Sub-Advisory Agreement with 1832 Asset Management U.S. Inc.

Sub-Advisory Agreement with AllianceBernstein

Sub-Advisory Agreement with ClearBridge

Sub-Advisory Agreement with T. Rowe Price

Sub-Advisory Agreement with Westfield Capital Management Company, L.P.

Multimanager Core Bond Portfolio

Advisory Agreement with EIM

Sub-Advisory Agreement with BlackRock Financial Management, Inc. (“BFM”)****

Sub-Advisory Agreement with DoubleLine

Sub-Advisory Agreement with PIMCO

Sub-Advisory Agreement with SSGA

Multimanager Technology Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with Allianz Global Investors U.S. LLC Sub-Advisory Agreement with Wellington

*

The Board noted that the investment sub-advisory agreement between the Adviser and SSGA Funds Management, Inc. with respect to the 1290 VT Convertible Securities Portfolio, and the investment sub-advisory agreement between the Adviser and Aristotle Capital Management, LLC with respect to the EQ/Large Cap Value Managed Volatility Portfolio and the EQ/Value Equity Portfolio, were in their initial two-year periods and, as such, the Adviser was not asking the Board to consider the renewal of these investment sub-advisory agreements with respect to these Portfolios at the meeting.

**

In connection with its consideration and approval of the renewal of the Sub-Advisory Agreement between the Adviser and Morgan Stanley with respect to the EQ/Global Equity Managed Volatility Portfolio, the Board also considered and approved the renewal of an investment sub-sub-advisory agreement between Morgan Stanley and its affiliate. Morgan Stanley retains an affiliated to provide certain services to this Portfolio.

***

In connection with its consideration and approval of the renewal of the Sub-Advisory Agreement between the Adviser and Invesco with respect to the EQ/Invesco Global Real Assets Portfolio, the Board also considered and approved the renewal of an investment sub-sub-advisory agreement between Invesco and its affiliate. Invesco retains an affiliate to provide certain services to this Portfolio.

****

In connection with its consideration and approval of the renewal of the Sub-Advisory Agreement between the Adviser and BFM with respect to the Multimanager Bond Portfolio, the Board also considered and approved new investment sub-sub-advisory agreements between BFM and two of its affiliates. BFM retains two affiliates to provide certain services to this Portfolio.

In reaching its decision to renew the Agreement(s) with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Adviser, the relevant

1606

Sub-Adviser(s) and, where applicable, their respective affiliates, including the investment performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Sub-Adviser); (2) the level of the Portfolio’s advisory fee and, where applicable, sub-advisory fee(s), and the Portfolio’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Adviser and its affiliates from their relationships with the Portfolio; (4) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser(s) and their respective affiliates (that is, indirect benefits that they would not receive but for their relationships with the Portfolio). In considering each Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its deliberations, the Board took into account a broad range of information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the contractual arrangements for the Portfolios have been reviewed by the Trustees and discussed with the Adviser in prior years and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Information provided and discussed throughout the year included investment performance reports and related financial and general market outlook information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; legal and compliance matters; shareholder and other services and support provided to the Portfolios by the Adviser, the relevant Sub-Adviser(s) and their respective affiliates; actual and potential conflicts of interest that could impact the business operations and relationships of the Adviser and the Trust or affect the Adviser’s recommendations about Sub-Advisers; sales and marketing activity; and risk management. In addition, the sub-groups of the Board’s Investment Committee, composed of Independent Trustees, met individually with, and engaged in extensive discussions along with management representatives and outside legal counsel with, Sub-Advisers during presentations made at regularly scheduled Investment Committee meetings during the year.

Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. Broadridge provided its report directly to the Independent Trustees and included in its report comparative fee, expense, and investment performance information for each Portfolio. The materials provided by Broadridge in connection with the July 2021 annual renewal process reflected certain enhancements to the presentation and format of the materials provided by Broadridge in connection with the July 2020 annual renewal process. The enhancements were based on a review of the materials by the Independent Trustees, in consultation with their independent legal counsel, intended to ensure that the Independent Trustees continue to receive comparative fee, expense, and investment performance information in a format that enhances their review of the Portfolios’ investment advisory arrangements. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s average net assets; advisory fees and, where applicable, sub-advisory fees; expense ratios; expense limitation arrangements; investment performance (in addition to the performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Adviser and, where applicable, the relevant Sub-Adviser(s) provided separate materials describing the Portfolio’s investment performance over various time periods and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters.

The annual renewal process extends over at least two regular meetings of the Board in June and July, although the Independent Trustees believe that in fact the process extends year-round, to ensure that the Adviser and the Sub-Advisers have time to respond to any questions the Independent Trustees may have on their initial review of the materials and that the Independent Trustees have time to consider those responses. The Independent Trustees also held a conference call in advance of the meeting at which the Board approved the renewal of the Agreements to review the information provided and communicated follow-up questions for management to address at the renewal meeting. The Independent Trustees also met in executive sessions during the meeting to discuss the Agreements and the information provided. When invited, management representatives

1607

attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions and negotiations regarding the Agreements. As noted below, as a result of these extensive discussions and negotiations, the Adviser (i) agreed to implement additional breakpoints in the administrative fee rate schedules for all of the Portfolios, (ii) agreed to implement an additional breakpoint in the advisory fee rate schedules for certain of the Portfolios, and (iii) proposed new or lower contractual expense limitation arrangements for certain of the Portfolios. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements, and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the proposed renewal of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

The Board also noted that the Trust is an affiliated investment company of EQ Premier VIP Trust and 1290 Funds, which are also managed by the Adviser, and that all of the Board members also currently serve on the Boards of Trustees of EQ Premier VIP Trust and 1290 Funds. The Board also noted that certain of the Sub-Advisers currently serve as investment sub-advisers for one or more series, or allocated portion(s) of series, of EQ Premier VIP Trust and 1290 Funds (such Sub-Advisers together, the “EQ Sub-Advisers”).2 The Trustees took into account information relating to the Adviser and the EQ Sub-Advisers provided to the Trustees, in their capacities as Trustees of EQ Premier VIP Trust and 1290 Funds, at prior meetings of the Boards of Trustees of EQ Premier VIP Trust and 1290 Funds, and the Trustees noted their experience and familiarity with the Adviser, the EQ Sub-Advisers, and the series of EQ Premier VIP Trust and 1290 Funds gained from their service on the Boards of Trustees of EQ Premier VIP Trust, 1290 Funds, and the Trust.

Although the Board approved the renewal of the Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the relevant Agreement(s) with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the advisory fee and, where applicable, sub-advisory fee(s) were fair and reasonable and that the renewal of the Agreement(s) was in the best interests of the applicable Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and each relevant Sub-Adviser’s responsibilities with respect to each Portfolio and the Adviser’s and each relevant Sub-Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for funds and accounts similar to the Portfolio(s) each advises, including, as applicable, series (or allocated portion(s) of series) of EQ Premier VIP Trust and 1290 Funds.

With respect to the Adviser, the Board considered that the Adviser is responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, selecting and hiring Sub-Advisers, conducting ongoing “due diligence” on and monitoring Sub-Advisers, and, when necessary or advisable, terminating or replacing Sub-Advisers; allocating and rebalancing Portfolio assets among Sub-Advisers; overseeing the selection of investments for the Portfolios (or the portions thereof) that the Sub-Advisers sub-advise; making investment decisions for the Portfolios (or the portions thereof) that it manages directly; managing the tactical volatility management strategy for certain of the Portfolios that employ such a strategy; monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the Sub-Advisers and

[2]	The EQ Sub-Advisers are AXA IM, AXA Rosenberg, DoubleLine, DoubleLine Equity, GAMCO, and Loomis Sayles.

1608

other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Adviser’s process for selecting and monitoring the Sub-Advisers and the other service providers to the Portfolios and its process for making investment decisions for the Portfolios (or the portions thereof) that it manages directly, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Portfolios. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new or restructured Portfolios and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to all Portfolios. The Board considered that the Adviser’s responsibilities with respect to all Portfolios include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Portfolios. The Board also considered information regarding, and met regularly with the Trust’s Director of Risk to discuss, the Adviser’s ongoing risk management activities and reporting.

With respect to the Sub-Advisers, the Board considered that each Sub-Adviser, subject to the oversight of the Adviser, is responsible for making investment decisions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; placing with brokers or dealers orders for the purchase and sale of investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Sub-Adviser’s process for selecting investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, as well as information regarding the qualifications and experience of the Sub-Adviser’s portfolio managers who provide services to the Portfolio(s) that it sub-advises. The Board also considered information regarding each Sub-Adviser’s policies for executing portfolio transactions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises and, where applicable, information regarding a Sub-Adviser’s policies for obtaining research from brokers and dealers.

In addition, the Board considered the allocation of Portfolio brokerage, including allocations to broker-dealers affiliated with the Adviser or a Sub-Adviser. The Board also considered the use of “soft” commission dollars to pay for research services, as applicable. In this regard, the Board also considered the Adviser’s and each Sub-Adviser’s trading experience and received information regarding how the Adviser and each Sub-Adviser seek to achieve “best execution” on behalf of a Portfolio (or portion thereof), including a report by an independent portfolio trading analytical firm.

The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the Adviser’s and each Sub-Adviser’s compliance programs, policies and procedures, including those relating to cybersecurity and business continuity, and any compliance matters involving the Adviser and any applicable Sub-Adviser that had been brought to the Board’s attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and the Sub-Advisers and reviewed information regarding the Adviser’s and each Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios. The Board also considered information as to the overall amount of assets sub-advised by each Sub-Adviser and noted the largest Sub-Adviser relationships, both in terms of aggregate net assets sub-advised and, for smaller Sub-Advisers, net assets sub-advised as a percentage of the Sub-Adviser’s total assets under management. In addition to periodic reports throughout the year, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates, including Equitable Financial Life Insurance Company, have with Sub-Advisers and/or their affiliates in addition to the relationships involving the Portfolios. In this regard, the Board also received materials regarding the practices, policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered periodic reports provided to the Board regarding the services provided by the Adviser, the Sub-Advisers and, where applicable, their affiliates. The Board also considered actions taken by the Adviser and the Sub-Advisers in response to recent market conditions and considered the overall performance of the Adviser and the Sub-Advisers in this context. In this regard, among other things, the Board considered information about the impact of the ongoing COVID-19 pandemic on the Adviser’s and each Sub-Adviser’s operations and the Adviser’s and each Sub-Adviser’s ability to continue to provide the same scope and quality of

1609

services to its respective Portfolio(s). The Board noted that, at the Independent Trustees’ request, the Adviser had continued to provide the Board with regular updates on market volatility, the operation of the Trust and the Portfolios, developments related to the Adviser’s business, and the Adviser’s ongoing oversight of the Portfolios’ Sub-Advisers, including enhanced supervisory measures taken, in light of the widespread market and business disruptions resulting from the COVID-19 pandemic and responses to the pandemic. The Board also noted that, at the Independent Trustees’ request, the Adviser had continued to provide the Board with periodically updated EIM assets under management and Portfolio average net assets information, as well as updated investment performance information, including the impact of volatility management strategies on the performance of the Portfolios that pursue such strategies.

The Board also considered strategic and other actions taken by the Adviser in response to recent events within the mutual fund industry, including actions taken in response to legal and regulatory developments, including new SEC rulemaking, affecting the mutual fund industry. The Board also requested and received throughout the past year information from the Adviser and various service providers on various topics impacting mutual funds generally, including the ongoing COVID-19 pandemic; pricing and valuation of portfolio securities; liquidity risk management; cybersecurity; trustee independence; mutual fund board governance “best practices”; environmental, social and governance (“ESG”) investing; and the transition away from London Interbank Offered Rate (LIBOR). The Board noted that certain of these topics may present significant ongoing challenges for mutual funds and result in an increase in the responsibilities and costs of mutual fund service providers, including the Adviser.

The Board also considered the benefits to investors from participation in a Portfolio sponsored by the Adviser, including the benefits of investing in a fund that is part of a large fund complex that offers a wide range of portfolios, sub-advisers and investment styles. The Board likewise considered that investors have chosen to invest in mutual funds sponsored by the Adviser. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Adviser and its affiliates provide to the Portfolios and their shareholders. In this regard, the Board also noted that it had recently approved the appointment of an affiliate of the Adviser as the new administrator of the Trust, as well as certain related actions to implement the transfer of administration services from the Adviser to its affiliate, effective on or about August 1, 2021, and noted that the transfer was not expected to reduce the quality or level of services provided to the Trust. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and investors’ experience with the mutual funds sponsored by the Adviser. The Board also noted strategic and other actions and initiatives that the Adviser had identified, including actions and initiatives that are part of a broader effort to coordinate and enhance the collective efficiency of the governance and oversight of the fund complex and provide for potential cost savings to shareholders that may result from such efficiencies. In this regard, the Board also noted that the Adviser continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to streamline and strengthen the fund complex’s line-up. The Board also recognized that certain of these strategic and other actions and initiatives may also have a positive impact on the profitability and financial position of the Adviser and its affiliates.

The Board also considered that, since the July 2020 annual renewal process, the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA S.A. (“AXA”) of its remaining ownership interest in Equitable Holdings, Inc. (“Equitable Holdings”), the Adviser’s parent company, through a series of sales of Equitable Holdings’ common stock (the “Sell-Down Plan”). The Board noted that, as a result of the Sell-Down Plan, as of May 20, 2021, AXA is no longer considered an affiliate of the Adviser or the Trust. The Board also noted that it had received from the Adviser and its affiliates representations that their separation from AXA as contemplated by the Sell-Down Plan would not lead to a reduction in the quality or scope of portfolio management, administrative, regulatory compliance and other services provided by those firms to the Portfolios.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Portfolio, the Board also took into account discussions with the Adviser and, where applicable, the relevant Sub-Adviser(s) about Portfolio investment performance that occur at Board and Investment Committee meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Portfolio reviews and other detailed reports to the Board on Portfolio performance, the Board periodically considered information regarding each Portfolio’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”) and/or a custom blended index developed by the Adviser that comprises broad-based indexes (“blended benchmark”), and one or more peer groups of other mutual funds deemed by

1610

Broadridge to be comparable to the Portfolio (each, a “peer group”). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board also considered certain information, reflected in Appendix A, provided to the Board regarding each Portfolio’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2021. The Board noted that this information supplemented other performance information provided to the Board throughout the year and in connection with the annual renewal process. The Board also considered information, provided directly to the Board by Broadridge, regarding each Portfolio’s performance over various time periods relative to a benchmark and/or a blended benchmark and Broadridge’s “performance universe” consisting of a peer group of funds.

The Board received a description of, and factored into its evaluation of each Portfolio’s performance the limitations inherent in, Broadridge’s methodology for developing and constructing peer groups and determining, from year to year, which mutual funds should be included in which peer groups, among other things. In this regard, the Board also noted that Broadridge’s methodology may result in a Portfolio’s being included in one peer group one year and in a different peer group the next, and in similar Portfolios being included in different peer groups. The Board also noted that the number of mutual funds included in a peer group may be relatively small and may differ significantly from peer group to peer group and from year to year and that the constituent mutual funds included in a peer group also may differ from year to year, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge provided a useful measure of comparative performance.

In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance and also took into account factors including general market conditions (including the amount of volatility in the market over the past year); the “style” in which the Portfolios are managed, as applicable, and whether that style is in or out of favor in the market; the relative sizes of the Portfolios; issuer-specific information; and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (for example, whether a one-year period is from December to December or March to March) can significantly impact a Portfolio’s returns and peer ranking on a relative basis. The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Allocation Portfolios

With respect to the performance of the Strategic Allocation Portfolios and the 1290 VT Moderate Growth Allocation, EQ/All Asset Growth Allocation and EQ/First Trust Moderate Growth Allocation Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in securities of other mutual funds and/or exchange traded securities of other investment companies or investment vehicles (referred to collectively as “underlying portfolios”) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests. The Board also considered that each Portfolio allocates its assets between equity and fixed income investments (and, in the case of the EQ/All Asset Growth Allocation Portfolio, alternative investments) through its investments in underlying portfolios. The Board also considered that the EQ/First Trust Moderate Growth Allocation Portfolio is advised by a single Sub-Adviser.

With respect to the performance of the 1290 VT DoubleLine Dynamic Allocation, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/American Century Moderate Growth Allocation, EQ/AXA Investment Managers Moderate Allocation, EQ/Franklin Growth Allocation, EQ/Franklin Moderate Allocation, EQ/Goldman Sachs Growth Allocation, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/Invesco Moderate Growth Allocation and EQ/JPMorgan Growth Allocation Portfolios, the Board considered that each Portfolio allocates its assets between equity and fixed income investments and is advised by a single Sub-Adviser.

The Board further considered that certain of the underlying portfolios in which each of the Strategic Allocation Portfolios invests may employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities in an effort to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that the funds in a Strategic Allocation Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by underlying portfolios in which the Portfolio invests.

1611

The Board further considered that, in connection with its investment strategy, each of the 1290 VT Moderate Growth Allocation, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/American Century Moderate Growth Allocation, EQ/AXA Investment Managers Moderate Allocation, EQ/First Trust Moderate Growth Allocation, EQ/Franklin Growth Allocation, EQ/Franklin Moderate Allocation, EQ/Goldman Sachs Growth Allocation, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/Invesco Moderate Growth Allocation and EQ/JPMorgan Growth Allocation Portfolios may employ distinct volatility management techniques. The Board also noted that the funds in a Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes a volatility management component.

In evaluating the performance of the 1290 VT DoubleLine Dynamic Allocation Portfolio, the Board also noted that a Sub-Adviser had been retained for the Portfolio, and the Portfolio had implemented a new investment strategy and changed its investment objective, performance benchmarks, and fee and expense structure, in connection with a restructuring of the Portfolio in April 2017 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Goldman Sachs Moderate Growth Allocation Portfolio, the Board also noted that the Portfolio had changed its benchmark in December 2017 and, therefore, the Board focused on the Portfolio’s performance since that time.

The Board also noted that each of the 1290 VT Moderate Growth Allocation, EQ/American Century Moderate Growth Allocation, EQ/AXA Investment Managers Moderate Allocation, EQ/First Trust Moderate Growth Allocation, EQ/Franklin Growth Allocation, EQ/Goldman Sachs Growth Allocation and EQ/Invesco Moderate Growth Allocation Portfolios had only a short operating history on which to evaluate performance.

The Board also factored into its evaluation of a Portfolio’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Portfolios, which may invest in equity and fixed income (and, as applicable, alternative) investments, to the performance of a peer group that includes funds that may allocate their assets between equity and fixed income investments in different percentages over time than the Portfolio and among other asset classes. In this respect, the Board noted that, for each Portfolio, the Adviser had developed and implemented a custom blended benchmark that comprises broad-based indexes and has weighted levels of exposure to equity and fixed income (and, as applicable, alternative) securities. The Board considered each Portfolio’s blended benchmark in evaluating the Portfolio’s performance.

The Board and the Adviser discussed the performance of each Portfolio, including whether the Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and/or blended benchmark, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered, with respect to each sub-advised Portfolio, steps that the Adviser and the Sub-Adviser had taken to address a Portfolio’s performance, including any changes to the Sub-Adviser or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, including, for certain Sub-Advisers, enhancements to their volatility management model, and the performance results of the Portfolio since the date of such changes. Where applicable, the Board also considered, with respect to each fund-of-funds Portfolio, steps that the Adviser had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement(s) and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s relative underperformance.

Based on its review and the explanations provided by the Adviser and, where applicable, the relevant Sub-Adviser regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and, where applicable, the relevant Sub-Adviser’s continued management of the Portfolio.

“Passive” with Managed Volatility Portfolios

With respect to the performance of the ATM International Managed Volatility, ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, EQ/400 Managed Volatility, EQ/500 Managed Volatility, EQ/2000 Managed Volatility and EQ/International Managed Volatility Portfolios, the Board

1612

considered that each Portfolio follows an investment strategy under which the Portfolio is normally divided into two portions, one of which uses a “passive” or indexing strategy intended to track the performance (before fees and expenses) of the Portfolio’s benchmark, and the other of which seeks to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Board further considered that each Portfolio’s tactical volatility management strategy is intended to reduce the volatility associated with investing in equity securities in an effort to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that the funds in a Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by the Portfolios. The Board also noted that each Portfolio has the ability to invest in ETFs.

The Board and the Adviser discussed the performance of each Portfolio, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s relative underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

“Passive” without Managed Volatility Portfolios

With respect to the performance of the 1290 VT Natural Resources and 1290 VT Real Estate Portfolios, the Board considered that each Portfolio seeks to track the performance (before fees and expenses) of its benchmark. With respect to the performance of the 1290 VT Socially Responsible Portfolio, the Board considered that the Portfolio seeks to track the investment results of a benchmark consisting of a universe of securities that have positive ESG characteristics. With respect to the performance of the EQ/Common Stock Index, EQ/Core Bond Index, EQ/Equity 500 Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios, the Board considered that each Portfolio seeks to achieve a total return (before fees and expenses) that approximates the total return performance of its benchmark. The Board noted that each Portfolio uses a “passive” or indexing strategy. The Board also noted that each Portfolio’s performance was expected to vary from (and generally was expected to be lower than) that of its benchmark due to fees, management of cash flows, transaction costs, valuation and other factors, which affect the Portfolio but not the benchmark.

The Board also took into account that peer groups in which Broadridge placed certain Portfolios for comparison purposes include only funds with passive management strategies, whereas peer groups in which Broadridge placed other Portfolios for comparison purposes include funds with active management strategies.

In evaluating the performance of each Portfolio that had converted from an active management strategy to a passive management strategy, the Board focused on the Portfolio’s performance results since the date of the conversion and considered that the passive management strategy had been implemented, in part, to enhance the performance of the Portfolio.

In evaluating the performance of the 1290 VT Socially Responsible Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors. The Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Large Cap Value Index and EQ/Mid Cap Index Portfolios, the Board also noted that each Portfolio had replaced its Sub-Adviser in November 2018 and, therefore, the Board focused on the Portfolio’s performance since that time.

The Board and the Adviser discussed the performance of each Portfolio, including whether each Portfolio had performed as expected over time, and the extent to which each Portfolio had achieved its objective, as described above. In this connection, the Board also considered information on the correlation and tracking error between

1613

each Portfolio and its respective benchmark over various time periods, as well as the Adviser’s and the relevant Sub-Adviser’s views and explanations of this information.

With respect to the performance of the 1290 VT Convertible Securities Portfolio, the Board considered that, following a restructuring of the Portfolio on or about June 23, 2021, the Portfolio seeks to achieve a total return (before fees and expenses) that approximates the total return performance of its benchmark. The Board noted that, in connection with the restructuring, the Portfolio had converted from an investment strategy under which the Portfolio’s assets normally were allocated between two portions, one of which was actively managed and the other of which was invested in passively managed ETFs, to an entirely passive management strategy; the Portfolio had replaced its Sub-Adviser; and the Portfolio had changed its investment objective, performance benchmark, and fee and expense structure. The Board noted that the performance information that had been provided to the Board at prior meetings, including the performance information for periods ended March 31, 2021, was that of the Portfolio prior to its restructuring. The Board did not consider that prior performance as a significant factor in approving the renewal of the Portfolio’s Advisory Agreement.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Adviser regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and the Sub-Adviser’s continued management of the Portfolio.

“Pactive” with Managed Volatility Portfolios

With respect to the performance of the EQ/ClearBridge Select Equity Managed Volatility, EQ/Franklin Small Cap Value Managed Volatility, EQ/Global Equity Managed Volatility, EQ/International Core Managed Volatility, EQ/International Value Managed Volatility, EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility and EQ/Mid Cap Value Managed Volatility Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple Sub-Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each Portfolio uses a combination of active and passive (or “pactive”) investment strategies. The Board also noted that each of the EQ/International Core Managed Volatility, EQ/International Value Managed Volatility, EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility and EQ/Mid Cap Value Managed Volatility Portfolios also has the ability to invest in ETFs.

The Board also considered that, in connection with the pactive investment strategy, each Portfolio may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board further considered that each Portfolio’s volatility management strategy is intended to reduce the volatility associated with investing in equity securities in an effort to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that the funds in a Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components, as well as a tactical volatility management component.

In evaluating the performance of the EQ/ClearBridge Select Equity Managed Volatility Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser and modified its active investment strategies in October 2018 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/International Value Managed Volatility Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser and modified its investment strategy in December 2018 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Large Cap Core Managed Volatility Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser on or about July 1, 2020 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Large Cap Value Managed Volatility Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser on or about February 1, 2021.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance.

1614

The Board and the Adviser discussed the performance of each Portfolio and each allocated portion thereof, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s relative underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

“Pactive” without Managed Volatility Portfolios

With respect to the performance of the 1290 VT High Yield Bond Portfolio, the Board considered that the Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which is invested in ETFs that are passively managed. With respect to the performance of the 1290 VT Micro Cap, 1290 VT Small Cap Value, EQ/Emerging Markets Equity PLUS, EQ/Morgan Stanley Small Cap Growth and EQ/Quality Bond PLUS Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple Sub-Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion is actively managed and the other portion seeks to track the performance of a particular index. With respect to the performance of the EQ/AB Small Cap Growth Portfolio, the Board considered that the Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which seeks to track the performance of a particular index. With respect to the performance of the Multimanager Aggressive Equity, Multimanager Core Bond, and Multimanager Technology Portfolios (the “Multimanager Portfolios”), the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple Sub-Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion of a Portfolio seeks to track the performance of a particular index, one portion of the Multimanager Technology Portfolio has the ability to invest in ETFs, and one or more other portions of a Portfolio are actively managed. The Board noted that each Portfolio uses a combination of active and passive (or “pactive”) investment strategies. The Board also noted that each of the EQ/Emerging Markets Equity PLUS and EQ/Quality Bond PLUS Portfolios also has the ability to invest in ETFs. The Board also noted that the funds in a Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components.

In evaluating the performance of the Multimanager Core Bond Portfolio, the Board also noted that the Portfolio had changed its benchmark in December 2017 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the Multimanager Technology Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser in November 2018 and, therefore, the Board focused on the Portfolio’s performance since that time.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance.

The Board and the Adviser discussed the performance of each Portfolio and each allocated portion thereof, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers

1615

had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s relative underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

Active Portfolios

With respect to the performance of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT GAMCO Mergers & Acquisitions, 1290 VT GAMCO Small Company Value, 1290 VT SmartBeta Equity, EQ/AB Short Duration Government Bond, EQ/American Century Mid Cap Value, EQ/Capital Group Research, EQ/ClearBridge Large Cap Growth, EQ/Fidelity Institutional AM® Large Cap, EQ/Franklin Rising Dividends, EQ/Franklin Strategic Income, EQ/Goldman Sachs Mid Cap Value, EQ/Invesco Comstock, EQ/Invesco Global, EQ/Invesco Global Real Assets, EQ/Invesco International Growth, EQ/Janus Enterprise, EQ/JPMorgan Value Opportunities, EQ/Lazard Emerging Markets Equity, EQ/Loomis Sayles Growth, EQ/MFS International Growth, EQ/MFS International Intrinsic Value, EQ/MFS Mid Cap Focused Growth, EQ/MFS Technology, EQ/MFS Utilities Series, EQ/Money Market, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/PIMCO Total Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock, EQ/T. Rowe Price Health Sciences, EQ/Value Equity and EQ/Wellington Energy Portfolios, the Board considered that each Portfolio is actively managed and advised by a single Sub-Adviser.

With respect to the performance of the 1290 VT Low Volatility Global Equity and 1290 VT Multi-Alternative Strategies Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in securities of other mutual funds and/or ETFs (referred to collectively as “underlying portfolios”) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

In evaluating the performance of the 1290 VT Equity Income Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in January 2018 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the 1290 VT GAMCO Mergers & Acquisitions Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types.

In evaluating the performance of the 1290 VT SmartBeta Equity Portfolio, the Board also noted that, prior to January 2018, the Portfolio did not integrate ESG filters into its portfolio construction process.

In evaluating the performance of the EQ/ClearBridge Large Cap Growth Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Invesco Global Real Assets Portfolio, the Board also noted that the Portfolio had modified its investment strategy in May 2021 and changed its benchmark in June 2021.

In evaluating the performance of the EQ/Janus Enterprise Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/MFS International Intrinsic Value Portfolio, the Board also noted that the Portfolio had changed its benchmark in December 2020.

In evaluating the performance of the EQ/MFS Mid Cap Focused Growth Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in November 2019 and, therefore, the Board focused on the Portfolio’s performance since that time.

1616

In evaluating the performance of the EQ/MFS Utilities Series Portfolio, the Board also noted that the Portfolio had changed its benchmark in May 2020 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Money Market Portfolio, the Board also noted that the Portfolio had converted to a government money market fund and modified its investment strategy accordingly in April 2016 and, therefore, the Board focused on the Portfolio’s performance since that time. The Board also considered the low interest rate environment.

In evaluating the performance of the EQ/Value Equity Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its fee structure in February 2021.

In evaluating the performance of the EQ/Wellington Energy Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in November 2019 and changed its benchmark in May 2020 and, therefore, the Board focused on the Portfolio’s performance since that time.

The Board also noted that each of the EQ/American Century Mid Cap Value, EQ/Fidelity Institutional AM® Large Cap, EQ/Franklin Rising Dividends, EQ/Franklin Strategic Income, EQ/Goldman Sachs Mid Cap Value, EQ/Invesco Global Real Assets, EQ/Invesco International Growth, EQ/Lazard Emerging Markets Equity, EQ/MFS International Intrinsic Value, EQ/MFS Mid Cap Focused Growth, EQ/MFS Technology, EQ/MFS Utilities Series, EQ/PIMCO Real Return, EQ/PIMCO Total Return, EQ/T. Rowe Price Health Sciences and EQ/Wellington Energy Portfolios had only a short operating history on which to evaluate performance.

The Board and the Adviser discussed the performance of each Portfolio, including whether the Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered, with respect to each sub-advised Portfolio, steps that the Adviser and the Sub-Adviser had taken to address a Portfolio’s performance, including any changes to the Sub-Adviser or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. Where applicable, the Board also considered, with respect to each fund-of-funds Portfolio, steps that the Adviser had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement(s) and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s relative underperformance.

Based on its review and the explanations provided by the Adviser and, where applicable, the relevant Sub-Adviser regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and, where applicable, the relevant Sub-Adviser’s continued management of the Portfolio.

All Portfolios

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services provided by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates were appropriate for the Portfolio in light of its investment objective(s) and, thus, supported a decision to approve the renewal of the Agreement(s).

Expenses

The Board considered each Portfolio’s advisory fee and, where applicable, sub-advisory fee(s) in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser(s). The Board also reviewed comparative fee and expense information for each Portfolio provided directly to the Board by Broadridge. The information provided by Broadridge included an analysis of how each Portfolio’s contractual advisory fee, actual advisory fee, other expense components, and total expense ratio compared with those of peer groups of other mutual funds selected by Broadridge as constituting an appropriate expense comparison for the Portfolio (typically, both a smaller expense “group” of funds selected for similarity in terms of asset size as well as other factors, and a broader expense “universe” consisting of a larger group of funds

1617

more broadly comparable to the Portfolio) (a Portfolio’s “Broadridge category”). For each Portfolio, Broadridge provided information on the Portfolio’s contractual advisory fee in comparison with the contractual advisory fee that would have been charged by other funds within a Broadridge category assuming the other funds were similar in size to the Portfolio, as well as information on the Portfolio’s actual advisory fee and total expense ratio in comparison with those of other funds within a Broadridge category. The advisory fee analysis includes within such fee any separate administrative fee paid by a fund, including the administrative fee a Portfolio paid to the Adviser in its capacity as administrator3 for the Portfolio. The contractual advisory fee analysis does not take into account any fee reimbursements or waivers, whereas the actual advisory fee analysis does take into account any advisory (including any administrative) fee reimbursements or waivers that benefit a fund. The total expense ratio represents a fund’s total net operating expenses and takes into account any expense reimbursements or fee waivers that benefit a fund. Broadridge provided, and the Board considered, total expense ratio comparisons including and excluding any 12b-1 or non 12b-1 service fees and, as applicable, including fees and expenses of any underlying funds in which a fund invests. Broadridge also provided, and the Board considered, comparisons to managed volatility Broadridge categories for the Portfolios that pursue volatility management strategies either directly or through investments in underlying portfolios that pursue such strategies.

Except for the 1290 VT Convertible Securities Portfolio, the Broadridge expense data was based upon historical information taken from each Portfolio’s audited annual report for the fiscal year ended December 31, 2020. For the 1290 VT Convertible Securities Portfolio, the Broadridge expense data was based upon the Portfolio’s new fees and expenses that went into effect in connection with the Portfolio’s June 2021 restructuring and were provided to Broadridge by the Adviser. In addition, for each of the 1290 VT Natural Resources and EQ/Balanced Strategy Portfolios, Broadridge also provided expense data based upon the Portfolio’s estimated expenses following its acquisition of another series managed by the Adviser in a merger transaction that was completed in June 2021. For each of the 1290 VT Natural Resources and EQ/Balanced Strategy Portfolios, the additional expense data was based upon fees and expenses provided to Broadridge by the Adviser.

Broadridge provided expense data for Class IB shares of each Portfolio other than the ATM International Managed Volatility, ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility and ATM Small Cap Managed Volatility Portfolios (the “ATM Portfolios”). The Board reviewed the expense data for Class IB shares as a proxy for all of a Portfolio’s operational share classes. In this regard, the Board noted that the expenses for a Portfolio’s Class IB shares are generally equal to the expenses for a Portfolio’s Class IA shares (as applicable) and higher than the expenses for a Portfolio’s Class K shares (as applicable) and that the expense comparisons may differ for different classes. For the ATM Portfolios, Broadridge provided expense data for Class K shares, the Portfolios’ only operational share class. Portfolio-specific contractual advisory fee and total expense ratio comparisons are provided below. The total expense ratio comparisons exclude any 12b-1 or non 12b-1 service fees. For the funds-of-funds Portfolios and certain other Portfolios as noted below, the total expense ratio comparisons include fees and expenses of any underlying funds in which a fund invests.

The Board received a description of, and factored into its evaluation of each Portfolio’s fees and expenses the limitations inherent in, Broadridge’s methodology for developing and constructing Broadridge categories and for determining, from year to year, which mutual funds should be included in which Broadridge categories, among other things. In this regard, the Board also noted that Broadridge’s methodology may result in a Portfolio’s being included in one peer group one year and in a different peer group the next, and in similar Portfolios being included in different peer groups. The Board recognized these inherent limitations and, taking into account commentary and supporting data presented by management, also recognized that comparisons between a Portfolio and other mutual funds in a Broadridge category may not be as relevant in certain circumstances, given that in some cases a Portfolio may exhibit notable differences (for example, in its objective(s), management techniques, relative size, and operating structure) when compared to other mutual funds in a Broadridge category. The Board also noted that the number of mutual funds included in a Broadridge category may be relatively small and may differ significantly from category to category and from year to year and that the constituent mutual funds included in a Broadridge category (as well as their respective advisory/administrative fees and total expense ratios) also may differ from year to year, which can limit the relevance of the comparisons. The Board noted that it generally considered the more-narrow expense “group” comparisons to be more important in the first instance than the broader expense “universe” comparisons, but took into account the broader expense universe comparisons as well, including, among other circumstances, when the number of funds in the more-narrow

[3]

The Adviser served as the administrator for the Trust and its Portfolios prior to August 1, 2021. Effective August 1, 2021, an affiliate of the Adviser serves as the administrator for the Trust and its Portfolios.

1618

expense group was small or other aspects of the Portfolio differed appreciably from those of the funds in the more-narrow expense group. For uniformity, this disclosure includes comparisons against the broader expense universe. The Board also noted that there is no standard definition of advisory and administrative services, meaning that different mutual funds may receive different services, rendering fee and expense comparisons more difficult. Nonetheless, the Board believed that the independent analysis conducted by Broadridge assisted the Board in evaluating the reasonableness of each Portfolio’s advisory fee and total expense ratio. The Board also considered that the full effects of certain fee and expense changes that the Adviser had agreed to implement during 2020 were not reflected in the Broadridge expense data, but that all current fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents.

In addition, with respect to each sub-advised Portfolio, the Board further considered the relative levels of the sub-advisory fee(s) paid to the relevant Sub-Adviser(s) and the advisory fee retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the relevant Sub-Adviser(s), and the information prepared by management regarding the level of profits realized by the Adviser in connection with its operation of the Portfolio. The Board also considered the sub-advisory fee paid to each Sub-Adviser in light of fees charged by the Sub-Adviser to similar portfolios advised or sub-advised by the Sub-Adviser.

Allocation Portfolios

The Board considered that the contractual advisory fee for each of the EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Moderate Growth, EQ/Aggressive Growth Strategy, EQ/All Asset Growth Allocation, EQ/Conservative Growth Strategy, EQ/Conservative Strategy and EQ/Ultra Conservative Strategy Portfolios was at the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the EQ/AB Dynamic Moderate Growth, EQ/All Asset Growth Allocation, EQ/Conservative Growth Strategy, EQ/Conservative Strategy and EQ/Ultra Conservative Strategy Portfolios was at or below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of each of the EQ/AB Dynamic Aggressive Growth and EQ/Aggressive Growth Strategy Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. For each Portfolio, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

The Board considered that the contractual advisory fee for each of the EQ/AB Dynamic Growth, EQ/Balanced Strategy, EQ/Growth Strategy and EQ/Moderate Growth Strategy Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the EQ/AB Dynamic Growth, EQ/Balanced Strategy and EQ/Growth Strategy Portfolios was at the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of the EQ/Moderate Growth Strategy Portfolio was above (but within five basis points of) the median for the Portfolio’s Broadridge category. For each Portfolio, the total expense ratio included the fees and expenses of the underlying portfolios in which the Portfolio may invest.

The Board considered that the contractual advisory fee for each of the 1290 VT DoubleLine Dynamic Allocation, 1290 VT Moderate Growth Allocation, EQ/American Century Moderate Growth Allocation, EQ/AXA Investment Managers Moderate Allocation, EQ/First Trust Moderate Growth Allocation, EQ/Franklin Growth Allocation, EQ/Franklin Moderate Allocation, EQ/Goldman Sachs Growth Allocation, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/Invesco Moderate Growth Allocation and EQ/JPMorgan Growth Allocation Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of each of the EQ/Franklin Growth Allocation, EQ/Goldman Sachs Growth Allocation, EQ/Goldman Sachs Moderate Growth Allocation and EQ/JPMorgan Growth Allocation Portfolios was within five basis points of the median for the Portfolio’s respective Broadridge category. For each Portfolio, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

In addition, for the EQ/Balanced Strategy Portfolio, the Board also considered expense data based upon the Portfolio’s estimated expenses following its acquisition of another series managed by the Adviser in a merger transaction that was completed in June 2021.

1619

With respect to each of the Strategic Allocation Portfolios and the 1290 VT Moderate Growth Allocation, EQ/All Asset Growth Allocation and EQ/First Trust Moderate Growth Allocation Portfolios, the Board also considered each Portfolio’s advisory fee rate relative to the advisory fee rates of other portfolios managed by the Adviser that, like the Portfolios, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Portfolio and other funds-of-funds managed by the Adviser.

With respect to the 1290 VT Moderate Growth Allocation, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/American Century Moderate Growth Allocation, EQ/AXA Investment Managers Moderate Allocation, EQ/First Trust Moderate Growth Allocation, EQ/Franklin Growth Allocation, EQ/Franklin Moderate Allocation, EQ/Goldman Sachs Growth Allocation, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/Invesco Moderate Growth Allocation and EQ/JPMorgan Growth Allocation Portfolios, the Board also noted that the funds in a Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes a volatility management component.

The Board further considered that the advisory fee rate schedule for each Portfolio other than the EQ/All Asset Growth Allocation Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered (a) that the administrative fee rate schedule applicable to all of the Portfolios other than the 1290 VT DoubleLine Dynamic Allocation Portfolio aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of EQ Premier VIP Trust, and that the administrative fee rate schedule applicable to the 1290 VT DoubleLine Dynamic Allocation Portfolio aggregates the assets managed by the Adviser in this Portfolio and several other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) that the administrative fee rate schedules applicable to all of the Portfolios include breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective advisory and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that each Portfolio’s expense limitation arrangement includes the fees and expenses of underlying portfolios in which the Portfolio invests and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board also noted that, as a result of these expense limitation arrangements, the actual advisory fee for each Portfolio (except the EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/Aggressive Growth Strategy, EQ/Balanced Strategy, EQ/Conservative Growth Strategy, EQ/Growth Strategy, EQ/Moderate Growth Strategy and EQ/Ultra Conservative Strategy Portfolios) was lower than the Portfolio’s contractual advisory fee.

The Board also considered that, as funds-of-funds that indirectly bear the expenses charged by the underlying portfolios in which they invest, the Strategic Allocation Portfolios and the 1290 VT Moderate Growth Allocation, EQ/All Asset Growth Allocation and EQ/First Trust Moderate Growth Allocation Portfolios would benefit from any breakpoints in the advisory and administrative fee rate schedules for the underlying portfolios, in particular the underlying portfolios managed by the Adviser.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective August 1, 2021, to implement additional breakpoints in the administrative fee rate schedules applicable to all of the Portfolios. The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2021, to implement an additional breakpoint in the advisory fee rate schedule applicable to each of the Strategic Allocation Portfolios.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s advisory fee and, where applicable, the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Passive with Managed Volatility Portfolios

The Board considered that the contractual advisory fee for each of the ATM International Managed Volatility, ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, EQ/400 Managed Volatility, EQ/500 Managed Volatility, EQ/2000 Managed Volatility and EQ/International Managed Volatility Portfolios was below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class K or Class IB shares (as applicable) of each of the Portfolios was below the median for the Portfolio’s respective Broadridge category. The Board also noted that the funds in a Portfolio’s Broadridge category may or may not employ a tactical volatility management strategy like that employed by the Portfolios.

1620

The Board further considered that the advisory fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of EQ Premier VIP Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective advisory and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual advisory fee for each of the ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility and EQ/400 Managed Volatility Portfolios was lower than the Portfolio’s contractual advisory fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective August 1, 2021, to implement additional breakpoints in the administrative fee rate schedule applicable to each of the Portfolios. The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2021, to implement an additional breakpoint in the advisory fee rate schedule applicable to each of the Portfolios.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s advisory fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Passive without Managed Volatility Portfolios

The Board considered that the contractual advisory fee for each of the 1290 VT Convertible Securities, 1290 VT Natural Resources, 1290 VT Real Estate, 1290 VT Socially Responsible, EQ/Common Stock Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index and EQ/Small Company Index Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios (except the EQ/Large Cap Value Index Portfolio) was at or below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of the EQ/Large Cap Value Index Portfolio was above the median for the Portfolio’s Broadridge category.

The Board considered that the contractual advisory fee for each of the EQ/Core Bond Index, EQ/Equity 500 Index, EQ/Intermediate Government Bond, EQ/International Equity Index and EQ/Mid Cap Index Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category.

The Board also took into account that peer groups in which certain Portfolios were placed for comparison purposes include only funds with passive management strategies, whereas peer groups in which other Portfolios were placed for comparison purposes include funds with active management strategies.

For the 1290 VT Convertible Securities Portfolio, the Broadridge expense data was based upon the Portfolio’s new fee and expense structure that went into effect on or about June 23, 2021, in connection with the Portfolio’s restructuring.

In addition, for the 1290 VT Natural Resources Portfolio, the Board also considered expense data based upon the Portfolio’s estimated expenses following its acquisition of another series managed by the Adviser in a merger transaction that was completed in June 2021.

The Board further considered that the advisory fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective advisory and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that, for each of the 1290 VT

1621

Convertible Securities, 1290 VT Natural Resources, 1290 VT Real Estate, 1290 VT Socially Responsible, EQ/Common Stock Index, EQ/Core Bond Index, EQ/Equity 500 Index, EQ/Intermediate Government Bond and EQ/International Equity Index Portfolios, the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that the EQ/International Equity Index Portfolio’s expense limitation arrangement includes the fees and expenses of underlying portfolios in which the Portfolio may invest and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board also noted that, as a result of these expense limitation arrangements, the actual advisory fee for each of the 1290 VT Convertible Securities, 1290 VT Natural Resources, 1290 VT Real Estate, EQ/Intermediate Government Bond and EQ/International Equity Index Portfolios was lower than the Portfolio’s contractual advisory fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective August 1, 2021, to implement additional breakpoints in the administrative fee rate schedule applicable to each of the Portfolios. The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2021, to implement an additional breakpoint in the advisory fee rate schedule applicable to each of the Portfolios. The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed a new contractual expense limitation arrangement for each of the EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios, effective October 1, 2021.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s advisory fee and the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Pactive with Managed Volatility Portfolios

The Board considered that the contractual advisory fee for each of the EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility and EQ/Mid Cap Value Managed Volatility Portfolios was below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios (except the EQ/Mid Cap Value Managed Volatility Portfolio) was below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of the EQ/Mid Cap Value Managed Volatility Portfolio was above (but within five basis points of) the median for the Portfolio’s Broadridge category.

The Board considered that the contractual advisory fee for each of the EQ/ClearBridge Select Equity Managed Volatility, EQ/Franklin Small Cap Value Managed Volatility, EQ/Global Equity Managed Volatility, EQ/International Core Managed Volatility and EQ/International Value Managed Volatility Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above (but, in the case of each of the EQ/International Core Managed Volatility and EQ/International Value Managed Volatility Portfolios, within five basis points of) the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in a Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components, as well as a tactical volatility management component.

The Board further considered that the advisory fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of EQ Premier VIP Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective advisory and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual advisory fee for each of the EQ/ClearBridge Select Equity Managed Volatility, EQ/Franklin Small Cap Value Managed Volatility and EQ/Global Equity Managed Volatility Portfolios was lower than the Portfolio’s contractual advisory fee.

1622

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective August 1, 2021, to implement additional breakpoints in the administrative fee rate schedule applicable to each of the Portfolios. The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2021, to implement an additional breakpoint in the advisory fee rate schedule applicable to each of the Portfolios.

In addition, with respect to the EQ/Large Cap Growth Managed Volatility Portfolio, the Board noted that, after considering, among other things, the relative levels of the sub-advisory fee to be paid by the Adviser to T. Rowe Price and the advisory fee to be retained by the Adviser, the Board approved, effective August 1, 2021, an amendment to the Sub-Advisory Agreement with T. Rowe Price that is expected to lower the sub-advisory fee paid by the Adviser to T. Rowe Price with respect to that Portfolio.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s advisory fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Pactive without Managed Volatility Portfolios

The Board considered that the contractual advisory fee for each of the EQ/AB Small Cap Growth, EQ/Emerging Markets Equity PLUS and Multimanager Aggressive Equity Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was at or below the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual advisory fee for the EQ/Quality Bond PLUS Portfolio was above (but within five basis points of) the median for the Portfolio’s Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of the Portfolio was above (but within five basis points of) the median for the Portfolio’s Broadridge category.

The Board considered that the contractual advisory fee for each of the 1290 VT High Yield Bond, 1290 VT Micro Cap, 1290 VT Small Cap Value, EQ/Morgan Stanley Small Cap Growth, Multimanager Core Bond and Multimanager Technology Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was at (in the case of the Multimanager Technology Portfolio) or above the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in a Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components.

The Board further considered that the advisory fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of EQ Premier VIP Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective advisory and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual advisory fee for each Portfolio (except the EQ/AB Small Cap Growth, EQ/Quality Bond PLUS and Multimanager Aggressive Equity Portfolios) was lower than the Portfolio’s contractual advisory fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective August 1, 2021, to implement additional breakpoints in the administrative fee rate schedule applicable to each of the Portfolios. The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed to lower the existing contractual expense limitation arrangement for the Multimanager Core Bond Portfolio, effective October 1, 2021.

In addition, with respect to the Multimanager Aggressive Equity Portfolio, the Board noted that, after considering, among other things, the relative levels of the sub-advisory fee to be paid by the Adviser to T. Rowe Price

1623

and the advisory fee to be retained by the Adviser, the Board approved, effective August 1, 2021, an amendment to the Sub-Advisory Agreement with T. Rowe Price that is expected to lower the sub-advisory fee paid by the Adviser to T. Rowe Price with respect to that Portfolio.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s advisory fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Active Portfolios

The Board considered that the contractual advisory fee for each of the 1290 VT GAMCO Mergers & Acquisitions, EQ/Fidelity Institutional AM® Large Cap, EQ/Janus Enterprise, EQ/MFS Technology and EQ/Value Equity Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios (except the EQ/Value Equity Portfolio) was below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of the EQ/Value Equity Portfolio was above (but within five basis points of) the median for the Portfolio’s Broadridge category. For each of the EQ/Fidelity Institutional AM® Large Cap and EQ/MFS Technology Portfolios, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

The Board considered that the contractual advisory fee for each of the 1290 VT GAMCO Small Company Value, EQ/Capital Group Research, EQ/ClearBridge Large Cap Growth, EQ/Franklin Rising Dividends, EQ/Franklin Strategic Income, EQ/Invesco Global Real Assets, EQ/Invesco International Growth and EQ/JPMorgan Value Opportunities Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the 1290 VT GAMCO Small Company Value, EQ/Capital Group Research, EQ/Franklin Rising Dividends and EQ/Franklin Strategic Income Portfolios was at or below the median for the Portfolio’s respective Broadridge category, the total expense ratio for the Class IB shares of the EQ/JPMorgan Value Opportunities Portfolio was above (but within five basis points of) the median for the Portfolio’s Broadridge category, and the total expense ratio for the Class IB shares of each of the EQ/ClearBridge Large Cap Growth, EQ/Invesco Global Real Assets and EQ/Invesco International Growth Portfolios was above the median for the Portfolio’s respective Broadridge category. For each of the EQ/Franklin Rising Dividends, EQ/Franklin Strategic Income, EQ/Invesco Global Real Assets and EQ/Invesco International Growth Portfolios, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

The Board considered that the contractual advisory fee for each of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT Low Volatility Global Equity, 1290 VT Multi-Alternative Strategies, 1290 VT SmartBeta Equity, EQ/AB Short Duration Government Bond, EQ/American Century Mid Cap Value, EQ/Goldman Sachs Mid Cap Value, EQ/Invesco Comstock, EQ/Invesco Global, EQ/Lazard Emerging Markets Equity, EQ/Loomis Sayles Growth, EQ/MFS International Growth, EQ/MFS International Intrinsic Value, EQ/MFS Mid Cap Focused Growth, EQ/MFS Utilities Series, EQ/Money Market, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/PIMCO Total Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock, EQ/T. Rowe Price Health Sciences and EQ/Wellington Energy Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the EQ/Goldman Sachs Mid Cap Value, EQ/Money Market, EQ/PIMCO Real Return, EQ/PIMCO Total Return and EQ/Wellington Energy Portfolios was at or below the median for the Portfolio’s respective Broadridge category, the total expense ratio for the Class IB shares of each of the 1290 VT SmartBeta Equity, EQ/American Century Mid Cap Value, EQ/Lazard Emerging Markets Equity, EQ/MFS Mid Cap Focused Growth, EQ/MFS Utilities Series, EQ/T. Rowe Price Growth Stock and EQ/T. Rowe Price Health Sciences Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of each of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT Low Volatility Global Equity, 1290 VT Multi-Alternative Strategies, EQ/AB Short Duration Government Bond, EQ/Invesco Comstock, EQ/Invesco Global, EQ/Loomis Sayles Growth, EQ/MFS International Growth, EQ/MFS International Intrinsic Value, EQ/PIMCO Global Real Return and EQ/PIMCO Ultra Short Bond Portfolios was above the median for the Portfolio’s respective Broadridge category. For each of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Low Volatility Global Equity, 1290 VT Multi-Alternative Strategies, EQ/American Century Mid Cap Value, EQ/Goldman Sachs Mid Cap Value, EQ/Lazard Emerging Markets Equity, EQ/MFS International Intrinsic Value, EQ/MFS Mid Cap Focused Growth, EQ/MFS Utilities Series, EQ/PIMCO Real Return, EQ/PIMCO Total Return, EQ/T. Rowe Price Health Sciences and EQ/Wellington Energy Portfolios, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

1624

With respect to the 1290 VT Low Volatility Global Equity and 1290 VT Multi-Alternative Strategies Portfolios, the Board also considered each Portfolio’s advisory fee rate relative to the advisory fee rates of other portfolios managed by the Adviser that, like the Portfolios, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Portfolio and other funds-of-funds managed by the Adviser.

The Board further considered that the advisory fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective advisory and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that, for each Portfolio (except the EQ/Money Market Portfolio), the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that the expense limitation arrangement for each of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Low Volatility Global Equity, 1290 VT Multi-Alternative Strategies, EQ/American Century Mid Cap Value, EQ/Fidelity Institutional AM® Large Cap, EQ/Franklin Rising Dividends, EQ/Franklin Strategic Income, EQ/Goldman Sachs Mid Cap Value, EQ/Invesco Global Real Assets, EQ/Invesco International Growth, EQ/Lazard Emerging Markets Equity, EQ/MFS International Intrinsic Value, EQ/MFS Mid Cap Focused Growth, EQ/MFS Technology, EQ/MFS Utilities Series, EQ/PIMCO Real Return, EQ/PIMCO Total Return, EQ/T. Rowe Price Health Sciences and EQ/Wellington Energy Portfolios includes the fees and expenses of underlying portfolios in which the Portfolio may invest and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board noted that, as a result of these expense limitation arrangements, the actual advisory fee for each Portfolio (except the 1290 VT GAMCO Small Company Value, EQ/Invesco International Growth, EQ/Janus Enterprise, EQ/JPMorgan Value Opportunities, EQ/MFS Technology and EQ/Value Equity Portfolios) was lower than the Portfolio’s contractual advisory fee. In addition, the Board considered that the Adviser had voluntarily agreed to make payments or waive a portion of its advisory, administrative and other fees to enable the EQ/Money Market Portfolio to maintain a stable net asset value of $1.00 per share and to prevent a negative yield.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective August 1, 2021, to implement additional breakpoints in the administrative fee rate schedule applicable to each of the Portfolios. The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed to lower the existing contractual expense limitation arrangement for each of the 1290 VT DoubleLine Opportunistic Bond and EQ/AB Short Duration Government Bond Portfolios, effective October 1, 2021.

In addition, with respect to the EQ/T. Rowe Price Growth Stock Portfolio, the Board noted that, after considering, among other things, the relative levels of the sub-advisory fee to be paid by the Adviser to T. Rowe Price and the advisory fee to be retained by the Adviser, the Board approved, effective August 1, 2021, an amendment to the Sub-Advisory Agreement with T. Rowe Price that is expected to lower the sub-advisory fee paid by the Adviser to T. Rowe Price with respect to that Portfolio.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s advisory fee and, where applicable, the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2020, which was the most recent fiscal year for the Adviser. The Board also considered a year-over-year comparison of profitability information for the one-year periods ended December 31, 2020, 2019, and 2018.

In reviewing the Adviser’s profitability analysis, attention was given to the methodology the Adviser followed in determining and allocating costs to each Portfolio. The Board recognized that cost allocation methodologies are inherently subjective and various cost allocation methodologies may each be reasonable while producing different

1625

results. In this regard, the Board noted that the cost allocation methodology was consistent with the redesigned cost allocation methodology followed in the profitability report presentations for the Portfolios beginning with the July 2018 annual renewal process. The Board also noted that, in consultation with and through independent legal counsel, the Board’s Audit Committee had engaged an outside consultant to conduct an assessment of the redesigned cost allocation methodology prior to its being integrated into the Adviser’s profitability analysis in connection with the July 2018 annual renewal process. At that time, the Board took into account the consultant’s reported findings that, among other things, the redesigned cost allocation methodology includes expense categories that are reasonable and consistent to the services the Adviser provides to the Portfolios, the expense categories reviewed are consistent with industry practices and related cost allocation methods, and the allocation of those expenses and associated logic for the allocation to management and administration related revenue categories appear reasonable and consistent with observed industry practices and other established standards. The Board further noted that, in connection with the July 2019 and July 2021 annual renewal processes, the Audit Committee had requested that the consultant review and update its prior report(s) in light of certain adjustments that had been made to the redesigned cost allocation methodology and that, following each such review, the consultant’s aforementioned reported findings remained unchanged. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Adviser on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Adviser) over various time periods.

In addition, with respect to the sub-advised Portfolios, the Board noted that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Portfolio and that many responsibilities related to the advisory function are retained by the Adviser. The Board also noted that, with respect to AllianceBernstein, which is an affiliate of the Adviser, the Adviser provides additional information regarding the entity’s impact on the Adviser’s profitability. The Board also noted that the sub-advisory fees paid by the Adviser to AllianceBernstein are considered as possible fall-out benefits.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Adviser and its affiliates from providing services to each Portfolio was not excessive in view of the nature, quality and extent of the services provided and the risks assumed.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Portfolios grow larger, the extent to which this is reflected in the level of advisory and administrative fees charged, and whether there is potential for realization of any further economies of scale or efficiencies. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the advisory fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the advisory fee rate schedules for all Portfolios other than the EQ/All Asset Growth Allocation Portfolio include breakpoints that reduce

1626

the fee rate as Portfolio assets increase above certain levels. The Board also noted that the administrative fee rate schedules for all of the Portfolios aggregate the assets managed by the Adviser in a Portfolio and in several other Portfolios (and, for certain of the Portfolios, several portfolios of EQ Premier VIP Trust) and include breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board also noted that the Adviser was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its advisory, administrative and other fees so that the Portfolios’ total expense ratios do not exceed certain contractual levels as set forth in their prospectuses. The Board recognized that expense limitation arrangements can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Portfolio’s assets decline. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, (i) the Adviser had agreed, effective August 1, 2021, to implement additional breakpoints in the administrative fee rate schedules for all of the Portfolios, and (ii) the Adviser had agreed, effective October 1, 2021, to implement an additional breakpoint in the advisory fee rate schedules for certain of the Portfolios, as noted above. The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed new or lower contractual expense limitation arrangements for certain of the Portfolios, as noted above, effective October 1, 2021. In addition, the Board considered that the Adviser shares any realized economies of scale with the Portfolios in other ways, which may include setting a Portfolio’s fees so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Adviser could lose money in the early stages of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Adviser expects the Portfolio will achieve as it grows. The Board further considered that the Adviser shares any realized economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel, providing additional resources in areas relating to management and administration of the Portfolios, and investing in technology (including cybersecurity improvements). In this regard, the Board also considered information about the operation of the Trust’s securities lending program.

In addition, the Board noted that the sub-advisory fee schedules for certain Sub-Advisers aggregate the assets managed by the Sub-Adviser in a Portfolio and in one or more other mutual funds for which the Sub-Adviser serves as investment sub-adviser and the Adviser serves as investment adviser. The Board also noted that the sub-advisory fee schedules for certain Sub-Advisers include breakpoints that reduce the sub-advisory fee rate as applicable Portfolio assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee schedule may result in savings to the Adviser and not to investors. The Board also noted that the aggregation of assets may result in the affected Portfolio(s) reaching a breakpoint sooner than if the sub-advisory fee schedule did not aggregate assets, which also has the potential to benefit the Adviser. With respect to sub-advisory fees that do not include breakpoints, the Board considered the Sub-Advisers’ explanations that the sub-advisory fees are priced at a competitive level.

Based on its consideration of the factors above, the Board determined that there was a reasonable sharing of any realized economies of scale or efficiencies under the advisory, administrative and, as applicable, sub-advisory fee schedules at the present time.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also currently serves as the administrator for the Portfolios and receives compensation for acting in this capacity.4 In addition, the Board recognized that AllianceBernstein, an affiliate of the Adviser, serves as Sub-Adviser to certain of the Portfolios and receives sub-advisory fees that are paid by the Adviser out of the fees that it earns from those Portfolios. The Board also recognized that Equitable Distributors, LLC, also an affiliate of the Adviser, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IA and Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to

[4]

In this regard, the Board also noted that following the transfer of administration services from the Adviser to its affiliate, effective on or about August 1, 2021, the affiliate would serve as the administrator for the Portfolios and receive compensation for acting in this capacity.

1627

time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also recognized that the EQ/All Asset Growth Allocation Portfolio and the Strategic Allocation Portfolios invest in other (underlying) portfolios managed by the Adviser and in certain cases advised by an affiliated sub-adviser and that these underlying portfolios pay advisory and administrative fees to the Adviser,5 who may in certain cases pay sub-advisory fees to an affiliated Sub-Adviser, and pay distribution fees to the Adviser’s distribution affiliate. The Board also noted that the Adviser’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments, including a dividend received deduction (which is a tax deduction received by a corporation, such as an insurance company, on the dividends paid to it by companies in which it has an ownership stake, such as the Portfolios whose shares are held by insurance company separate accounts), a foreign tax credit (which is a tax credit received by a shareholder for foreign income taxes paid by a Portfolio to a foreign country) and tax benefits associated with Portfolios making elections pursuant to Section 382 of the Internal Revenue Code (which limits a corporation’s use of its existing loss carryforwards following an ownership change of the corporation absent certain elections by entities that it is deemed to control, such as the Portfolios, to increase the limitations with respect to their use of their own loss carryforwards), as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Adviser’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Adviser’s affiliated insurance companies and Equitable Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Adviser and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Portfolio(s), may engage in soft dollar transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Portfolio in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. In cases where a Sub-Adviser’s affiliate executed a substantial portion of its respective Portfolio’s trades, the Board also considered the Sub-Adviser’s trading experience and discussed with the Adviser its monitoring of the Sub-Adviser’s brokerage selection, commission and other trading costs, and quality of execution. The Board also noted that certain Sub-Advisers serve or may serve as investment sub-advisers for other funds advised by the Adviser and receive sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Adviser’s affiliated insurance companies and that the proceeds of those sales may be invested in a Portfolio. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Sub-Advisers are fair and reasonable.

[5]

In this regard, the Board also noted that these underlying portfolios managed by the Adviser would pay administrative fees to an affiliate of the Adviser, rather than the Adviser, effective on or about August 1, 2021.

1628

Appendix A

The Board noted that the following information regarding each Portfolio’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2021, supplemented other performance information (including performance based on rolling time periods) provided to the Board throughout the year and in connection with the annual renewal process. The performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The performance results do not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts, which would reduce the performance results.

EQ Advisors Trust Investment Performance

For the periods ended March 31, 2021

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Large Cap Value
1290 VT Equity Income - IA	12/13/2004	53.16	7.06	9.34	9.22	6.84
1290 VT Equity Income - IB	12/1/1998	52.97	7.08	9.37	9.19	6.03
1290 VT Equity Income - K	8/25/2011	53.34	7.40	9.65		11.55

Lipper Equity Income Funds		49.69	10.17	11.06	10.08	7.14

Russell 1000 Value Index		56.09	10.96	11.74	10.99	7.41
EQ/Franklin Rising Dividends - IB	10/19/2018	52.23				16.62

Lipper Equity Income Funds		49.69				12.38

S&P 500 Index		56.35				18.14
EQ/Invesco Comstock - IA	4/29/2005	70.96	9.20	12.36	10.27	7.53
EQ/Invesco Comstock - IB	4/29/2005	70.99	9.21	12.36	10.25	7.41
EQ/Invesco Comstock - K	10/28/2013	71.37	9.48	12.64		9.36

Lipper Large-Cap Value Funds		56.88	10.45	11.64	10.28	8.00

Russell 1000 Value Index		56.09	10.96	11.74	10.99	8.20
EQ/JPMorgan Value Opportunities - IA	10/2/2002	90.92	13.38	14.57	12.33	9.96
EQ/JPMorgan Value Opportunities - IB	5/1/1997	90.87	13.37	14.56	12.31	7.33
EQ/JPMorgan Value Opportunities - K	11/30/2011	91.47	13.66	14.85		14.81

Lipper Multi-Cap Value Funds		62.98	10.54	11.57	10.45	7.79

Russell 1000 Value Index		56.09	10.96	11.74	10.99	8.49
EQ/Large Cap Value Index - IA	10/3/2005	54.95	10.20	10.99	10.24	3.79
EQ/Large Cap Value Index - IB	10/3/2005	55.04	10.20	10.97	10.22	3.68

Lipper Multi-Cap Value Funds		62.98	10.54	11.57	10.45	7.75

Russell 1000 Value Index		56.09	10.96	11.74	10.99	7.93
EQ/Large Cap Value Managed Volatility - IA	5/18/2001	46.10	10.81	11.29	9.89	6.13
EQ/Large Cap Value Managed Volatility - IB	1/1/1998	46.09	10.82	11.28	9.86	6.20
EQ/Large Cap Value Managed Volatility - K	8/25/2011	46.40	11.07	11.55		12.41

Lipper Multi-Cap Value Funds		62.98	10.54	11.57	10.45	7.16

Russell 1000 Value Index		56.09	10.96	11.74	10.99	7.63

1629

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Value Equity - IA	10/2/2002	57.56	9.59	10.25	9.20	9.10
EQ/Value Equity - IB	5/1/1997	57.63	9.61	10.26	9.18	8.24
EQ/Value Equity - K	8/25/2011	58.03	9.87	10.52		11.86

Lipper Large-Cap Value Funds		56.88	10.45	11.64	10.28	7.90

Russell 1000 Value Index		56.09	10.96	11.74	10.99	8.49

Large Cap Blend
EQ/ClearBridge Select Equity Managed Volatility - IA	9/15/2006	69.64	21.02	17.26	12.39	8.42
EQ/ClearBridge Select Equity Managed Volatility - IB	9/15/2006	69.54	21.01	17.26	12.37	8.33

Lipper Multi-Cap Growth Funds		74.34	22.78	20.64	15.16	12.03

S&P 500 Index		56.35	16.78	16.29	13.91	10.14
EQ/Capital Group Research - IA	3/25/2002	60.64	17.87	17.66	14.39	8.95
EQ/Capital Group Research - IB	5/1/1999	60.65	17.87	17.65	14.37	8.09

Lipper Multi-Cap Growth Funds		74.34	22.78	20.64	15.16	7.82

S&P 500 Index		56.35	16.78	16.29	13.91	7.13
EQ/Common Stock Index - IA	1/13/1976	60.38	16.22	15.74	13.04	11.40
EQ/Common Stock Index - IB	10/2/1996	60.40	16.22	15.74	13.02	8.32

Lipper Multi-Cap Core Funds		59.40	14.23	14.64	12.01	11.39

Russell 3000 Index		62.53	17.12	16.64	13.79	N/A
EQ/Equity 500 Index - IA	3/1/1994	55.44	16.12	15.60	13.24	9.88
EQ/Equity 500 Index - IB	5/1/1997	55.43	16.11	15.60	13.21	8.32
EQ/Equity 500 Index - K	8/25/2011	55.82	16.41	15.89		15.61

Lipper S&P 500 Index Funds		55.79	16.35	15.85	13.49	10.07

S&P 500 Index		56.35	16.78	16.29	13.91	10.38
EQ/Fidelity Institutional AM® Large Cap - IB	10/19/2018	68.51				20.31
EQ/Fidelity Institutional AM® Large Cap - K	10/19/2018	68.91				20.61

Lipper Multi-Cap Core Funds		59.40				17.81

S&P 500 Index		56.35				18.14
EQ/Large Cap Core Managed Volatility - IA	3/25/2002	46.22	14.74	14.85	11.92	7.72
EQ/Large Cap Core Managed Volatility - IB	1/1/1999	46.17	14.77	14.86	11.90	5.93
EQ/Large Cap Core Managed Volatility - K	8/25/2011	46.61	15.04	15.16		14.41

Lipper Large-Cap Core Funds		52.80	15.16	14.83	12.53	7.08

S&P 500 Index		56.35	16.78	16.29	13.91	7.44

Large Cap Growth
1290 VT Socially Responsible - IA	10/2/2002	57.08	16.97	16.05	13.60	9.71
1290 VT Socially Responsible - IB	9/1/1999	57.10	16.99	16.05	13.59	5.86

Lipper Large-Cap Core Funds		52.80	15.16	14.83	12.53	7.07

MSCI KLD 400 Social Index		58.80	18.12	16.88	14.33	7.16

Russell 1000 Growth Index		62.74	22.80	21.05	16.63	7.40

1630

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/ClearBridge Large Cap Growth - IA	10/2/2002	54.52	19.30	18.18	12.91	11.99
EQ/ClearBridge Large Cap Growth - IB	1/1/1999	54.51	19.29	18.18	12.88	7.28
EQ/ClearBridge Large Cap Growth - K	8/28/2012	54.94	19.58	18.47		15.06

Lipper Large-Cap Growth Funds		62.08	21.60	20.75	15.88	8.46

Russell 1000 Growth Index		62.74	22.80	21.05	16.63	7.61
EQ/Loomis Sayles Growth - IA	12/13/2004	53.15	19.04	20.04	15.45	11.41
EQ/Loomis Sayles Growth - IB	12/1/1998	53.20	19.08	20.05	15.44	8.02
EQ/Loomis Sayles Growth - K	2/6/2015	53.47	19.36	20.31		18.06

Lipper Multi-Cap Growth Funds		74.34	22.78	20.64	15.16	8.51

Russell 3000 Growth Index		64.31	22.39	20.87	16.35	7.98
EQ/Large Cap Growth Index - IA	5/1/1999	61.49	21.83	20.13	15.83	6.80
EQ/Large Cap Growth Index - IB	5/1/1999	61.53	21.85	20.15	15.80	6.65
EQ/Large Cap Growth Index - K	8/25/2011	61.88	22.18	20.44		18.23

Lipper Large-Cap Growth Funds		62.08	21.60	20.75	15.88	8.11

Russell 1000 Growth Index		62.74	22.80	21.05	16.63	7.42
EQ/Large Cap Growth Managed Volatility - IA	11/28/1998	50.05	20.04	19.10	14.51	7.92
EQ/Large Cap Growth Managed Volatility - IB	5/1/1997	50.10	20.04	19.10	14.46	8.93
EQ/Large Cap Growth Managed Volatility - K	8/25/2011	50.45	20.33	19.40		16.97

Lipper Large-Cap Growth Funds		62.08	21.60	20.75	15.88	10.05

Russell 1000 Growth Index		62.74	22.80	21.05	16.63	9.44
EQ/T. Rowe Price Growth Stock - IA	5/16/2007	59.91	19.21	20.18	15.87	11.35
EQ/T. Rowe Price Growth Stock - IB	8/1/1988	59.88	19.21	20.18	15.84	10.49
EQ/T. Rowe Price Growth Stock - K	11/30/2011	60.29	19.50	20.48		18.11

Lipper Large-Cap Growth Funds		62.08	21.60	20.75	15.88	11.09

Russell 1000 Growth Index		62.74	22.80	21.05	16.63	11.45
Multimanager Aggressive Equity - IA	1/27/1986	64.13	21.62	20.93	14.92	10.51
Multimanager Aggressive Equity - IB	10/2/1996	64.14	21.61	20.93	14.89	6.26
Multimanager Aggressive Equity - K	8/25/2011	64.53	21.92	21.23		17.72

Lipper Multi-Cap Growth Funds		74.34	22.78	20.64	5.16	9.93

Russell 3000 Growth Index		64.31	22.39	20.87	16.35	11.17

Small/Mid Cap Value
1290 VT GAMCO Small Company Value - IA	7/13/2007	77.02	9.49	12.09	10.17	9.45
1290 VT GAMCO Small Company Value - IB	8/1/1988	77.00	9.49	12.09	10.15	12.46
1290 VT GAMCO Small Company Value - K	8/25/2011	77.47	9.76	12.37		13.14

Lipper Small-Cap Core Funds		90.92	11.87	13.52	10.51	8.84

Russell 2000 Value Index		97.05	11.57	13.56	10.06	10.74
1290 VT Small Cap Value - IB	4/18/2014	107.74	12.71	15.01		9.40
1290 VT Small Cap Value - K	4/18/2014	108.02	13.01	15.28		9.66

Lipper Small-Cap Growth Funds		93.51	19.72	20.14		14.48

Russell 2000 Value Index		97.05	11.57	13.56		9.27

1631

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/American Century Mid Cap Value - IB	10/19/2018	56.83				11.65
EQ/American Century Mid Cap Value - K	6/9/2020					27.17

Lipper Multi-Cap Value Funds		62.98				13.32

Russell Midcap Value Index		73.76				13.02
EQ/Franklin Small Cap Value Managed Volatility - IA	9/15/2006	78.26	13.01	14.39	9.87	7.67
EQ/Franklin Small Cap Value Managed Volatility - IB	9/15/2006	78.37	13.01	14.39	9.85	7.58
EQ/Franklin Small Cap Value Managed Volatility - K	8/25/2011	78.80	13.30	14.68		13.36

Lipper Small-Cap Value Funds		98.42	10.89	12.49	9.59	7.84

Russell 2000 Value Index		97.05	11.57	13.56	10.06	7.60
EQ/Goldman Sachs Mid Cap Value - IB	10/19/2018	70.49				15.54

Lipper Mid-Cap Core Funds		68.73				15.39

Russell Midcap Value Index		73.76				13.02
EQ/Mid Cap Value Managed Volatility - IA	11/24/1998	61.92	10.04	10.93	9.46	7.64
EQ/Mid Cap Value Managed Volatility - IB	5/1/1997	61.93	10.05	10.93	9.44	7.16
EQ/Mid Cap Value Managed Volatility - K	11/30/2011	62.30	10.32	11.21		12.51

Lipper Mid-Cap Value Funds		74.62	10.41	11.56	10.13	9.81

Russell Midcap Value Index		73.76	10.70	11.60	11.05	10.44

Small/Mid Cap Blend
1290 VT Micro Cap - IB	4/18/2014	144.91	28.38	27.44		17.59
1290 VT Micro Cap - K	4/18/2014	145.65	28.65	27.72		17.81

Lipper Small-Cap Growth Funds		93.51	19.72	20.14		14.48

Russell Microcap Index		120.33	16.57	18.10		11.78
EQ/Mid Cap Index - IA	3/25/2002	81.97	12.62	13.59	11.18	8.75
EQ/Mid Cap Index - IB	9/1/2000	82.03	12.63	13.61	11.16	7.14
EQ/Mid Cap Index - K	8/25/2011	82.54	12.90	13.88		14.19

Lipper S&P Midcap 400 Index Funds		82.64	12.85	13.78	11.33	9.02

S&P MidCap 400 Index		83.46	13.40	14.37	11.92	9.41
EQ/Small Company Index - IA	3/25/2002	94.82	14.51	15.86	11.31	9.28
EQ/Small Company Index - IB	1/1/1998	94.70	14.49	15.87	11.29	8.20
EQ/Small Company Index - K	8/25/2011	95.34	14.81	16.15		14.63

Lipper Small-Cap Core Funds		90.92	11.87	13.52	10.51	8.82

Russell 2000 Index		94.85	14.76	16.35	11.68	8.67

Small/Mid Cap Growth
EQ/AB Small Cap Growth - IA	5/1/1997	89.78	18.49	19.52	13.03	9.85
EQ/AB Small Cap Growth - IB	5/1/1997	89.74	18.49	19.52	13.01	9.68
EQ/AB Small Cap Growth - K	8/25/2011	90.30	18.78	19.80		16.56

Lipper Small-Cap Growth Funds		93.51	19.72	20.14	13.27	10.28

Russell 2000 Growth Index		90.20	17.16	18.61	13.02	8.87

1632

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Janus Enterprise - IA	4/29/2005	67.36	16.71	17.38	9.47	10.58
EQ/Janus Enterprise - IB	4/29/2005	67.46	16.73	17.39	9.46	10.46
EQ/Janus Enterprise - K	11/30/2011	67.86	17.03	17.68		11.82

Lipper Mid-Cap Growth Funds		73.73	20.41	19.69	13.50	11.71

Russell Midcap Growth Index		68.61	19.41	18.39	14.11	12.01
EQ/MFS Mid Cap Focused Growth - IB	10/19/2018	50.00				20.14

Lipper Mid-Cap Growth Funds		73.73				25.65

Russell Midcap Growth Index		68.61				23.91
EQ/Morgan Stanley Small Cap Growth - IB	4/18/2014	192.36	42.01	33.01		21.52
EQ/Morgan Stanley Small Cap Growth - K	4/18/2014	192.61	42.35	33.33		21.77

Lipper Small-Cap Growth Funds		93.51	19.72	20.14		14.48

Russell 2000 Growth Index		90.20	17.16	18.61		13.55

Specialty
1290 VT Convertible Securities - IB	10/28/2013	62.10	17.86	15.96		11.32
1290 VT Convertible Securities - K	10/28/2013	62.55	18.13	16.24		11.60

Lipper Specialty/Miscellaneous Funds		64.41	13.80	12.32		9.78

ICE BofA US Convertible Index		74.13	21.91	18.80		13.53
1290 VT GAMCO Mergers & Acquisitions - IA	6/8/2007	29.01	3.04	3.97	4.02	3.68
1290 VT GAMCO Mergers & Acquisitions - IB	5/1/2003	29.08	3.06	3.98	4.00	4.96
1290 VT GAMCO Mergers & Acquisitions - K	8/25/2011	29.41	3.29	4.22		4.77

Lipper Specialty/Miscellaneous Funds		64.41	13.80	12.32	9.76	9.25

S&P Long-Only Merger Arbitrage Index		9.16	5.21	3.94	3.66	N/A

S&P 500 Index		56.35	16.78	16.29	13.91	10.75
1290 VT Multi-Alternative Strategies - IB	11/13/2017	21.74	3.67			3.21
1290 VT Multi-Alternative Strategies - K	11/13/2017	22.00	3.92			3.47

Lipper Alternative Other Funds		30.36	7.17			6.90

ICE BofA US 3-Month Treasury Bill Index		0.12	1.49			1.48
1290 VT Natural Resources - IB	2/8/2013	60.01	(0.85)	4.83		(1.10)
1290 VT Natural Resources - K	2/8/2013	60.60	(0.59)	5.12		(0.84)

Lipper Natural Resources Funds		81.92	(2.36)	2.02		(2.56)

MSCI World Commodity Producers (Net) Index		61.59	(0.28)	5.33		(0.71)
1290 VT Real Estate - IB	2/8/2013	34.32	5.03	3.84		4.53
1290 VT Real Estate - K	2/8/2013	34.63	5.27	4.10		4.79

Lipper Global Real Estate Funds		35.05	6.10	4.45		5.03

FTSE EPRA/NAREIT Developed Index		35.95	6.07	4.85		5.72
EQ/Invesco Global Real Estate - IB	10/19/2018	28.53				4.97

Lipper Global Real Estate Funds		35.05				8.20

FTSE EPRA/NAREIT Global (Net) Index		33.19				5.81

1633

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/MFS Technology - IB	10/19/2018	63.31				26.96

Lipper Science & Technology Funds		76.20				32.18

S&P North American Technology Sector Index		72.02				30.67

S&P 500 Index		56.35				18.14
EQ/MFS Utilities Series - IB	10/19/2018	29.89				10.89
EQ/MFS Utilities Series - K	10/19/2018	30.21				11.17

Lipper Utility Funds		24.98				10.22

MSCI ACWI Utilities (Net) Index		22.84				9.93

S&P 500 Index		56.35				18.14
EQ/T. Rowe Price Health Sciences - IB	10/19/2018	44.99				16.19

Lipper Health/Biotechnology Funds		39.47				16.83

Russell 3000 Health Care Index		39.92				14.55

S&P 500 Index		56.35				18.14
EQ/Wellington Energy - IB	10/19/2018	55.21				(24.87)

Lipper Natural Resources Funds		81.92				(1.13)

MSCI ACWI Energy (Net) Index		49.91				(8.77)
Multimanager Technology - IA	12/31/2001	73.58	26.58	27.19	18.65	11.34
Multimanager Technology - IB	12/31/2001	73.58	26.57	27.18	18.62	11.20
Multimanager Technology - K	8/28/2012	73.95	26.88	27.50		21.75

Lipper Science & Technology Funds		76.20	25.28	25.02	17.13	10.12

S&P North American Technology Sector Index		72.02	27.35	27.97	20.47	11.84

Russell 1000 Index		60.59	17.31	16.66	13.97	9.14

International/Global Stocks
1290 VT Low Volatility Global Equity - IB	10/28/2013	29.62	6.15	7.70		7.00
1290 VT Low Volatility Global Equity - K	10/28/2013	29.89	6.43	7.98		7.27

Lipper Global Multi-Cap Core Funds		50.47	9.69	11.20		8.14

MSCI ACWI Minimum Volatility (Net) Index		24.36	7.84	8.30		8.23

MSCI ACWI (Net) Index		54.60	12.07	13.21		9.40
1290 VT SmartBeta Equity - IB	10/28/2013	42.26	11.97	11.70		9.66
1290 VT SmartBeta Equity - K	10/28/2013	42.63	12.27	12.00		9.94

Lipper Global Large-Cap Core		47.77	12.47	12.81		9.75

MSCI World (Net) Index		54.03	12.81	13.36		9.84
EQ/Emerging Markets Equity PLUS - IB	2/8/2013	60.82	4.93	10.57		3.35
EQ/Emerging Markets Equity PLUS - K	2/8/2013	61.29	5.18	10.85		3.61

Lipper Emerging Markets Funds		63.46	7.22	12.43		5.34

MSCI Emerging Markets (Gross Dividends) Index		58.92	6.87	12.48		5.53

1634

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Global Equity Managed Volatility - IA	10/2/2002	46.76	9.51	11.62	7.45	12.18
EQ/Global Equity Managed Volatility - IB	8/20/1997	46.75	9.50	11.63	7.42	6.67
EQ/Global Equity Managed Volatility - K	8/25/2011	47.12	9.79	11.91		9.63

Lipper Global Multi-Cap Core Funds		50.47	9.69	11.20	8.10	6.30

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		47.08	5.50	8.62	5.18	N/A

MSCI ACWI (Net) Index		54.60	12.07	13.21	9.14	N/A
EQ/International Core Managed Volatility - IA	3/25/2002	43.90	5.65	8.62	3.70	5.13
EQ/International Core Managed Volatility - IB	5/1/1999	43.97	5.67	8.63	3.68	3.83
EQ/International Core Managed Volatility - K	8/25/2011	44.29	5.94	8.89		5.98

Lipper International Multi-Cap Core Funds		45.70	5.14	8.16	5.15	4.84

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		47.08	5.50	8.62	5.18	N/A

MSCI EAFE Index		44.57	6.02	8.85	5.52	4.42
EQ/International Equity Index - IA	4/3/1995	45.28	4.52	7.84	4.42	3.81
EQ/International Equity Index - IB	5/1/1997	45.20	4.53	7.83	4.40	3.14
EQ/International Equity Index - K	8/25/2011	45.73	4.81	8.10		6.54

Lipper International Large-Cap Core Funds		46.91	4.59	7.67	4.49	7.32

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		47.08	5.50	8.62	5.18	N/A

MSCI EAFE Index		44.57	6.02	8.85	5.52	5.32
EQ/International Value Managed Volatility - IA	3/25/2002	52.00	4.64	7.40	3.71	4.65
EQ/International Value Managed Volatility - IB	5/1/1997	51.84	4.64	7.40	3.68	5.20
EQ/International Value Managed Volatility - K	8/25/2011	52.21	4.88	7.67		5.84

Lipper International Large-Cap Core Funds		46.91	4.59	7.67	4.49	4.91

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		47.08	5.50	8.62	5.18	N/A

MSCI EAFE Index		44.57	6.02	8.85	5.52	5.19
EQ/Invesco International Growth - IB	10/19/2018	49.74				15.48

Lipper International Large-Cap Growth Funds		48.42				16.29

MSCI ACWI ex USA Growth (Net) Index		49.36				17.37
EQ/Lazard Emerging Markets Equity - IB	10/19/2018	47.99				8.12

Lipper Emerging Markets Funds		63.46				18.28

MSCI Emerging Markets (Net Dividends) Index		58.39				15.73
EQ/MFS International Growth - IA	9/26/2008	43.10	10.69	12.20	7.54	7.91
EQ/MFS International Growth - IB	11/18/1994	42.97	10.66	12.20	7.52	6.06
EQ/MFS International Growth - K	8/25/2011	43.34	10.94	12.49		9.40

Lipper International Large-Cap Growth Funds		48.42	9.31	10.97	6.74	6.88

MSCI ACWI ex USA Growth (Net) Index		49.36	10.31	12.03	6.69	N/A

1635

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/MFS International Intrinsic Value - IB	10/19/2018	36.67				15.27

Lipper International Multi-Cap Growth Funds		54.11				17.71

MSCI EAFE Value (Net) Index		45.71				4.97
EQ/Invesco Global - IA	8/31/2006	63.66	13.34	16.05	10.56	8.32
EQ/Invesco Global - IB	8/31/2006	63.61	13.34	16.04	10.54	8.22

Lipper Global Large-Cap Growth		57.28	14.43	15.86	11.16	8.92

MSCI ACWI (Net) Index		54.60	12.07	13.21	9.14	7.07

Investment Grade Bonds
1290 VT DoubleLine Opportunistic Bond - IB	4/30/2015	7.20	3.53	3.13		2.68
1290 VT DoubleLine Opportunistic Bond - K	4/30/2015	7.46	3.79	3.39		2.94

Lipper Core Plus Bond Funds		6.08	5.10	4.03		3.53

Bloomberg U.S. Aggregate Bond Index		0.71	4.65	3.10		3.01
EQ/AB Short Duration Government Bond - IB	5/20/2013	1.25	1.53	0.97		0.44
EQ/AB Short Duration Government Bond - K	5/20/2013	1.49	1.77	1.22		0.67

Lipper Short Investment Grade Debt Funds		4.91	2.78	2.11		1.50

ICE BofA 1-year US Treasury Note Index		0.17	2.14	1.52		1.07
EQ/Core Bond Index - IA	3/25/2002	1.36	3.83	2.16	2.24	2.59
EQ/Core Bond Index - IB	1/1/1998	1.45	3.83	2.18	2.22	3.15
EQ/Core Bond Index - K	8/25/2011	1.71	4.09	2.43		2.15

Lipper Core Bond Funds		3.42	4.86	3.35	3.49	4.61

Bloomberg U.S. Intermediate Government/Credit Bond Index		2.01	4.36	2.75	2.88	4.42
EQ/Franklin Strategic Income - IB	10/19/2018	13.04				4.60

Lipper Global Income Funds		6.22				4.42

Bloomberg U.S. Aggregate Bond Index		0.71				6.18
EQ/Intermediate Government Bond - IA	4/1/1991	(1.25)	2.78	1.31	1.52	3.93
EQ/Intermediate Government Bond - IB	5/1/1997	(1.25)	2.79	1.32	1.51	3.07
EQ/Intermediate Government Bond - K	8/25/2011	(1.00)	3.03	1.58		1.34

Lipper Intermediate U.S. Government Funds		(0.38)	3.90	2.18	2.52	5.02

Bloomberg U.S. Intermediate Government Bond Index		(1.20)	3.75	2.07	2.28	4.77
EQ/PIMCO Global Real Return - IB	2/8/2013	7.48	4.67	4.59		3.15
EQ/PIMCO Global Real Return - K	2/8/2013	7.85	4.95	4.86		3.41

Lipper Inflation Protected Bond Funds		9.21	4.98	3.81		1.83

Bloomberg World Government Inflation-linked Bond Index		6.40	5.06	4.88		3.69
EQ/PIMCO Real Return - IB	10/19/2018	9.33				7.40

Lipper Inflation Protected Bond Funds		9.21				7.01

Bloomberg U.S. Treasury Inflation-Linked Bond Index		7.54				7.59
EQ/PIMCO Total Return - IB	10/19/2018	3.16				6.29

Lipper Core Plus Bond Funds		6.08				6.95

Bloomberg U.S. Aggregate Bond Index		0.71				6.18

1636

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/PIMCO Ultra Short Bond - IA	3/30/2007	3.81	1.53	1.75	0.95	1.68
EQ/PIMCO Ultra Short Bond - IB	1/24/2002	3.81	1.49	1.74	0.93	2.26
EQ/PIMCO Ultra Short Bond - K	8/25/2011	4.07	1.74	2.00		1.24

Lipper Ultra-Short Obligations Funds		1.04	1.37	1.11	0.47	1.11

ICE BofA US 3-Month Treasury Bill Index		0.12	1.49	1.19	0.63	1.34
EQ/Quality Bond PLUS - IA	10/1/1993	(0.23)	3.47	1.89	1.66	3.61
EQ/Quality Bond PLUS - IB	7/8/1998	(0.34)	3.44	1.89	1.64	2.96
EQ/Quality Bond PLUS - K	4/17/2014	0.01	3.68	2.14		2.24

Lipper Core Bond Funds		3.42	4.86	3.35	3.49	4.94

Bloomberg U.S. Intermediate Government Bond Index		(1.20)	3.75	2.07	2.28	4.24
Multimanager Core Bond - IA	12/31/2001	2.54	3.91	2.72	2.84	3.92
Multimanager Core Bond - IB	12/31/2001	2.53	3.86	2.71	2.82	3.78
Multimanager Core Bond - K	8/25/2011	2.77	4.13	2.97		2.73

Lipper Core Bond Funds		3.42	4.86	3.35	3.49	4.31

Bloomberg U.S. Aggregate Bond Index		0.71	4.65	3.10	3.44	4.40

High Yield
1290 VT High Yield Bond - IB	2/8/2013	18.81	5.91	6.55		4.88
1290 VT High Yield Bond - K	2/8/2013	19.23	6.17	6.81		5.14

Lipper High Yield Funds		20.94	5.67	6.71		4.87

ICE BofA US High Yield Index		23.31	6.53	7.94		5.71

Money Market
EQ/Money Market - IA	7/13/1981	0.01	0.92	0.68	0.34	4.00
EQ/Money Market - IB	10/2/1996	0.01	0.92	0.68	0.34	1.84

Lipper U.S. Government Money Market Funds		0.02	1.01	0.73	0.37	3.78

ICE BofA US 3-Month Treasury Bill Index		0.12	1.49	1.19	0.63	4.20

EQ Tactical Manager Portfolios
EQ/2000 Managed Volatility - IB	10/29/2009	80.52	13.84	15.48	10.14	12.33
EQ/2000 Managed Volatility - K	8/25/2011	81.04	14.12	15.78		13.51

Lipper Small-Cap Core Funds		90.92	11.87	13.52	10.51	13.10

Russell 2000 Index		94.85	14.76	16.35	11.68	14.01
EQ/400 Managed Volatility - IB	10/29/2009	67.89	12.46	13.40	10.20	12.39
EQ/400 Managed Volatility - K	8/25/2011	68.23	12.74	13.68		13.29

Lipper Small-Cap Core Funds		90.92	11.87	13.52	10.51	13.10

S&P MidCap 400 Index		83.46	13.40	14.37	11.92	14.28
EQ/500 Managed Volatility - IB	10/29/2009	46.03	15.33	14.93	12.12	12.66
EQ/500 Managed Volatility - K	8/25/2011	46.35	15.62	15.22		14.54

Lipper Large-Cap Core Funds		52.80	15.16	14.83	12.53	13.56

S&P 500 Index		56.35	16.78	16.29	13.91	14.53

1637

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/International Managed Volatility - IB	10/29/2009	40.32	5.04	7.87	4.03	4.38
EQ/International Managed Volatility - K	8/25/2011	40.64	5.31	8.15		6.12

Lipper International Multi-Cap Core Funds		45.70	5.14	8.16	5.15	5.94

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		47.08	5.50	8.62	5.18	5.52

MSCI EAFE Index		44.57	6.02	8.85	5.52	6.03
ATM International Managed Volatility - K	8/25/2011	39.70	5.15	7.95		5.91

Lipper International Multi-Cap Core Funds		45.70	5.14	8.16		6.28

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		47.08	5.50	8.62		N/A

MSCI EAFE Index		44.57	6.02	8.85		7.31
ATM Large Cap Managed Volatility - K	8/25/2011	42.67	15.29	14.99		14.25

Lipper Large-Cap Core Funds		52.80	15.16	14.83		14.08

S&P 500 Index		56.35	16.78	16.29		16.05
ATM Mid Cap Managed Volatility - K	8/25/2011	63.00	12.63	13.62		13.06

Lipper Small-Cap Core Funds		90.92	11.87	13.52		12.68

S&P MidCap 400 Index		83.46	13.40	14.37		14.69

EQ Tactical Manager Portfolios (cont’d)
ATM Small Cap Managed Volatility - K	8/25/2011	75.12	13.78	15.52		13.24

Lipper Small-Cap Core Funds		90.92	11.87	13.52		12.68

Russell 2000 Index		94.85	14.76	16.35		14.79

EQ Allocation Portfolios
EQ/All Asset Growth Allocation - IA	10/29/2009	42.19	8.86	9.75	6.59	7.82
EQ/All Asset Growth Allocation - IB	8/1/1988	42.18	8.85	9.76	6.57	8.79
EQ/All Asset Growth Allocation - K	8/28/2012	42.58	9.13	10.04		7.99

Lipper Alternative Other Funds		30.36	7.17	7.88	5.88	5.52

EQ/All Asset Growth Allocation Index		33.56	8.93	8.81	7.17	N/A
EQ/Ultra Conservative Strategy - IB	9/28/2011	3.38	3.78	2.45		2.13

Lipper Mixed-Asset Target Allocation Conservative Funds		18.74	6.83	6.42		6.11

90% BB U.S. Intmd Govt Bd / 1.5% MSCI EAFE / 1.5% S&P 400 / 5.5% S&P 500 / 1.5% Russell 2000		4.13	4.99	3.44		3.18
EQ/Conservative Strategy - IB	4/30/2009	9.37	5.24	4.07	3.27	4.12

Lipper Mixed-Asset Target Allocation Conservative Funds		18.74	6.83	6.42	5.42	6.97

66% BB U.S. Intmd Govt Bd / 3% MSCI EAFE / 3% S&P 400 / 11% S&P 500 / 3% Russell 2000 / 14% ICE BofA US 3-Mo T Bill		9.92	5.86	4.66	4.14	4.68
EQ/Conservative Growth Strategy - IB	4/30/2009	19.51	7.50	6.62	5.12	6.37

Lipper Mixed-Asset Target Allocation Conservative Funds		18.74	6.83	6.42	5.42	6.97

50% BB U.S. Intmd Govt Bd / 7% MSCI EAFE / 7% S&P 400 / 19% S&P 500 / 7% Russell 2000 / 10% ICE BofA US 3-Mo T Bill		22.15	8.12	7.28	6.13	7.20

1638

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Balanced Strategy - IA	9/11/2009	24.75	8.62	7.90	6.05	6.64
EQ/Balanced Strategy - IB	4/30/2009	24.71	8.61	7.89	6.02	7.38

Lipper Mixed-Asset Target Allocation Moderate Funds		28.63	8.56	8.58	7.39	9.37

42% BB U.S. Intmd Govt Bd / 8% MSCI EAFE / 8% S&P 400 / 26% S&P 500 / 8% Russell 2000 / 8% ICE BofA US 3-Mo T Bill		28.28	9.32	8.64	7.21	8.52
EQ/Moderate Growth Strategy - IB	4/30/2009	30.30	9.70	9.17	6.94	8.65

Lipper Mixed-Asset Target Allocation Moderate Funds		28.63	8.56	8.58	7.39	9.37

33% BB U.S. Intmd Govt Bd / 10% MSCI EAFE / 10% S&P 400 / 30% S&P 500 / 10% Russell 2000 / 7% ICE BofA US 3-Mo T Bill		35.09	10.33	9.90	8.15	9.72
EQ/Growth Strategy - IA	9/11/2009	35.96	10.76	10.43	7.85	8.56
EQ/Growth Strategy - IB	4/30/2009	36.00	10.77	10.43	7.83	9.57

Lipper Mixed-Asset Target Allocation Growth Funds		36.56	9.53	9.93	8.44	10.71

25% BB U.S. Intmd Govt Bd / 12% MSCI EAFE / 12% S&P 400 / 34% S&P 500 / 12% Russell 2000 / 5% ICE BofA US 3-Mo T Bill		42.19	11.32	11.15	9.08	10.94
EQ/Aggressive Growth Strategy - IB	4/12/2012	41.59	11.71	11.63		10.09

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds		49.91	10.66	11.88		9.81

17% BB U.S. Intmd Govt Bd / 13% MSCI EAFE / 13% S&P 400 / 41% S&P 500 / 13% Russell 2000 / 3% ICE BofA US 3-Mo T Bill		49.13	12.42	12.46		11.01
1290 VT DoubleLine Dynamic Allocation - IB	8/29/2012	29.17	9.71	8.67		6.76
1290 VT DoubleLine Dynamic Allocation - K	8/29/2012	29.54	10.00	8.97		7.03

Lipper Mixed-Asset Target Allocation Moderate Funds		28.63	8.56	8.58		7.80

60% S&P 500 Index / 40% Bloomberg U.S. Aggregate Bond Index		31.71	12.24	11.15		10.27
1290 VT Moderate Growth Allocation - IB	1/31/2019	26.90				10.53

Lipper Mixed-Asset Target Allocation Moderate Funds		28.63				11.77

40% BB U.S. Credit Corporate 5-10 Year Index / 18% MSCI EAFE Index / 5% S&P MidCap 400 Index / 35% S&P 500 Index / 2% Russell 2000 Index		36.23				14.53
EQ/AB Dynamic Moderate Growth - IB	2/18/2011	21.52	5.83	6.57	5.68	5.52

Lipper Mixed-Asset Target Allocation Moderate Funds		28.63	8.56	8.58	7.39	7.34

40% BB U.S. Intmd Govt Bd Index / 18% MSCI EAFE Index / 4% S&P MidCap 400 Index / 34% S&P 500 Index / 4% Russell 2000 Index		31.00	9.87	9.43	7.82	7.67

S&P 500 Index		56.35	16.78	16.29	13.91	13.63

Bloomberg U.S. Intermediate Government Bond Index		(1.20)	3.75	2.07	2.28	2.31

1639

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/AB Dynamic Growth - IB	4/30/2015	25.65	6.14	7.19		5.27

Lipper Mixed-Asset Target Allocation Growth Funds		36.56	9.53	9.93		7.68

30% BB U.S. Intmd Govt Bd Index / 21% MSCI EAFE Index / 4% S&P MidCap 400 Index / 41% S&P 500 Index / 4% Russell 2000 Index		36.76	10.79	10.61		8.56

S&P 500 Index		56.35	16.78	16.29		13.75

Bloomberg U.S. Intermediate Government Bond Index		(1.20)	3.75	2.07		2.14
EQ/AB Dynamic Aggressive Growth - IB	11/13/2017	30.12	6.40			6.04

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds		49.91	10.66			10.17

20% BB U.S. Intmd Govt Bd Index / 24% MSCI EAFE Index / 5% S&P MidCap 400 Index / 46% S&P 500 Index / 5% Russell 2000 Index		43.27	11.64			10.94

S&P 500 Index		56.35	16.78			15.76

Bloomberg U.S. Intermediate Government Bond Index		(1.20)	3.75			3.07
EQ/American Century Moderate Growth Allocation - IB	1/31/2019	20.69				9.09

Lipper Mixed-Asset Target Allocation Moderate Funds		28.63				11.77

40% BB U.S. Credit Corporate 5-10 Year Index / 18% MSCI EAFE Index / 3% S&P MidCap 400 Index / 36% S&P 500 Index / 3% Russell 2000 Index		36.09				14.56
EQ/AXA Investment Managers Moderate Allocation - IB	1/31/2019	19.87				8.89
EQ/AXA Investment Managers Moderate Allocation - K	1/31/2019	20.13				9.16

Lipper Mixed-Asset Target Allocation Moderate Funds		28.63				11.77

45% BB U.S. Credit Corporate 5-10 Year Index / 13% MSCI EAFE Index /5% S&P MidCap 400 Index / 33% S&P 500 Index / 4% Russell 2000 Index		35.02				14.33
EQ/First Trust Moderate Growth Allocation - IB	1/31/2019	28.62				10.78

Lipper Mixed-Asset Target Allocation Moderate Funds		28.63				11.77

40% BB U.S. Credit Corporate 5-10 Year Index / 11.66% MSCI EAFE Index / 11.67% S&P MidCap 400 Index / 25% S&P 500 Index / 11.67% Russell 2000 Index		41.48				15.11
EQ/Goldman Sachs Moderate Growth Allocation - IB	4/30/2015	15.50	6.89	6.70		5.28

Lipper Mixed-Asset Target Allocation Moderate Funds		28.63	8.56	8.58		6.75

60% MSCI World 100% Hedged to USD (Net) Index / 40% Bloomberg U.S. Treasury 7-10 Year Index		25.69	10.90	9.61		7.82
EQ/Goldman Sachs Growth Allocation - IB	1/31/2019	24.21				10.27

Lipper Mixed-Asset Target Allocation Growth Funds		36.56				13.53

30% Bloomberg U.S. Credit Corporate 5-10 Year Index / 70% MSCI World 100% Hedged to USD (Net) Index		37.89				15.64

1640

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Invesco Moderate Allocation - IB	4/30/2015	15.06	6.48	6.05		4.63

Lipper Mixed-Asset Target Allocation Moderate Funds		28.63	8.56	8.58		6.75

50% BB U.S. Intmd Govt Bd Index / 20% MSCI EAFE Index / 3.5% S&P MidCap 400 Index / 23% S&P 500 Index / 3.5% Russell 2000 Index			24.70	8.40	7.88	6.40
EQ/Invesco Moderate Growth Allocation - IB		1/31/2019	22.06			11.06

Lipper Mixed-Asset Target Allocation Moderate Funds			28.63			11.77

40% BB U.S. Credit Corporate 5-10 Year Index / 24% MSCI EAFE Index / 4% S&P MidCap 400 Index / 28% S&P 500 Index / 4% Russell 2000 Index			35.99			13.99
EQ/JPMorgan Growth Allocation - IB		11/13/2017	25.52	8.42		7.40

Lipper Mixed-Asset Target Allocation Growth Funds			36.56	9.53		8.86

65% MSCI World 100% Hedged to USD (Net) Index / 35% Bloomberg U.S. Intermediate Treasury Index			30.85	10.81		9.60
EQ/Franklin Moderate Allocation - IB		2/19/2016	14.85	4.77	5.31	6.02

Lipper Mixed-Asset Target Allocation Moderate Funds			28.63	8.56	8.58	9.31

45% BB U.S. Treasury 3-7 Year Index / 26.5% MSCI EAFE Index / 7.5% S&P MidCap 400 Index / 17% S&P 500 Index / 4% Russell 2000 Index			27.78	8.54	8.21	8.94
EQ/Franklin Growth Allocation - IB		1/31/2019	22.12			8.49

Lipper Mixed-Asset Target Allocation Growth Funds			36.56			13.53

35% Bloomberg U.S. Credit Corporate 5-10 Year Index / 65% MSCI World (Net) Index			37.40			14.87

1641

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2021, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/All Asset Growth Allocation	4.63%	$49,786	$550,987	$58,177,510
EQ/Ultra Conservative Strategy	1.43	12,310	214,853	15,804,234
EQ/Conservative Strategy	3.82	22,207	387,598	22,745,594
EQ/Conservative Growth Strategy	6.65	83,653	1,460,106	73,935,365
EQ/Balanced Strategy	6.92	289,103	5,046,066	154,163,761
EQ/Moderate Growth Strategy	7.42	579,468	10,114,155	451,817,734
EQ/Growth Strategy	7.65	539,533	9,417,129	303,867,754
EQ/Aggressive Growth Strategy	7.49	621,796	10,852,962	270,864,013
1290 VT Low Volatility Global Equity	26.76	—	—	22,104
1290 VT Moderate Growth Allocation	29.22	5,646	383,708	—
1290 VT Multi-Alternative Strategies	2.29	—	—	297,517
1290 VT Convertible Securities	0.28	—	—	11,245,717
1290 VT DoubleLine Dynamic Allocation	4.10	—	—	1,108,712
1290 VT DoubleLine Opportunistic Bond	0.00	—	—	650,401
1290 VT Equity Income	100.00	—	—	—
1290 VT GAMCO Mergers & Acquisitions	100.00	—	—	4,655,550
1290 VT GAMCO Small Company Value	100.00	—	—	247,242,749
1290 VT High Yield Bond	0.00	—	—	—
1290 VT Micro Cap	3.88	—	—	33,708,310
1290 VT Natural Resources	37.77	19,747	574,843	—
1290 VT Real Estate	0.15	—	—	246,591
1290 VT Small Cap Value	22.85	—	—	46,188,650
1290 VT SmartBeta Equity	17.74	—	—	7,465,073
1290 VT Socially Responsible	100.00	—	—	2,989,023
ATM Large Cap Managed Volatility	64.26	—	—	354,548,384
ATM Mid Cap Managed Volatility	19.58	—	—	23,735,549
ATM Small Cap Managed Volatility	14.18	—	—	144,522,687
ATM International Managed Volatility	0.00	2,749,314	40,147,673	64,471,631
EQ/500 Managed Volatility	60.44	—	—	840,921,896
EQ/400 Managed Volatility	17.93	—	—	64,322,745
EQ/2000 Managed Volatility	14.67	—	—	477,694,444
EQ/International Managed Volatility	0.00	4,030,392	60,048,853	34,976,986
EQ/AB Dynamic Aggressive Growth	17.90	—	—	10,564,759
EQ/AB Dynamic Growth	45.18	—	—	4,851,126
EQ/AB Dynamic Moderate Growth	20.26	—	—	46,559,919
EQ/AB Short Duration Government Bond	0.00	—	—	—
EQ/AB Small Cap Growth	11.66	—	—	292,537,244
EQ/American Century Mid Cap Value	28.41	—	—	34,861,094
EQ/American Century Moderate Growth Allocation	15.84	6,729	405,908	145,381
EQ/AXA Investment Managers Moderate Allocation	57.12	2,981	180,169	—
EQ/Capital Group Research	66.13	—	—	23,890,285
EQ/ClearBridge Large Cap Growth	100.00	—	—	29,546,003
EQ/ClearBridge Select Equity Managed Volatility	30.00	—	—	18,759,610
EQ/Common Stock Index	100.00	—	—	473,410,544
EQ/Core Bond Index	0.00	—	—	36,551,598

1642

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Emerging Markets Equity PLUS	100.00%	$—	$—	$1,146,563
EQ/Equity 500 Index	100.00	—	—	237,169,012
EQ/Fidelity Institutional AM® Large Cap	17.82	—	—	61,973,787
EQ/First Trust Moderate Growth Allocation	6.06	—	—	1,397,971
EQ/Franklin Growth Allocation	35.28	6,173	447,995	2,087,950
EQ/Franklin Moderate Allocation	8.79	—	—	9,114,254
EQ/Franklin Rising Dividends	100.00	—	—	789
EQ/Franklin Small Cap Value Managed Volatility	14.03	—	—	37,234,430
EQ/Franklin Strategic Income	0.00	—	—	857,372
EQ/Global Equity Managed Volatility	11.26	1,910,724	25,606,238	327,524,669
EQ/Goldman Sachs Growth Allocation	2.97	—	—	9,304,852
EQ/Goldman Sachs Mid Cap Value	15.04	—	—	5,740,233
EQ/Goldman Sachs Moderate Growth Allocation	7.68	—	—	40,473,466
EQ/Intermediate Government Bond	0.00	—	—	47,976,477
EQ/International Core Managed Volatility	0.01	2,291,942	34,553,874	87,937,347
EQ/International Equity Index	0.00	2,895,253	49,659,647	—
EQ/International Value Managed Volatility	0.00	2,087,146	30,301,235	31,253,667
EQ/Invesco Comstock	100.00	—	—	9,050,728
EQ/Invesco Global	0.00	—	—	16,265,569
EQ/Invesco Global Real Assets	10.64	—	—	—
EQ/Invesco International Growth	11.57	310,611	2,410,440	6,892,763
EQ/Invesco Moderate Allocation	16.19	—	—	12,367,173
EQ/Invesco Moderate Growth Allocation	11.85	—	—	4,006,369
EQ/Janus Enterprise	27.71	—	—	141,966,139
EQ/JPMorgan Growth Allocation	0.00	—	—	20,324,003
EQ/JPMorgan Value Opportunities	15.67	—	—	91,431,661
EQ/Large Cap Core Managed Volatility	28.22	—	—	275,386,054
EQ/Large Cap Growth Index	46.28	—	—	160,593,299
EQ/Large Cap Growth Managed Volatility	13.69	—	—	1,102,061,690
EQ/Large Cap Value Index	55.74	—	—	26,118,274
EQ/Large Cap Value Managed Volatility	24.98	—	—	260,744,026
EQ/Lazard Emerging Markets Equity	0.00	2,349,726	19,746,640	19,073,603
EQ/Long-Term Bond	0.00	—	—	—
EQ/Loomis Sayles Growth	100.00	—	—	76,344,458
EQ/MFS International Growth	0.45	2,393,297	15,511,659	144,970,055
EQ/MFS International Intrinsic Value	9.71	1,764,464	13,023,199	29,941,076
EQ/MFS Mid Cap Focused Growth	0.00	—	—	7,858,063
EQ/MFS Technology	6.99	—	—	42,849,175
EQ/MFS Utilities Series	100.00	—	—	2,608,301
EQ/Mid Cap Index	49.20	—	—	169,021,325
EQ/Mid Cap Value Managed Volatility	22.65	—	—	154,170,019
EQ/Money Market	0.00	—	—	—
EQ/Morgan Stanley Small Cap Growth	0.77	—	—	68,874,045
EQ/PIMCO Global Real Return	0.00	—	—	—
EQ/PIMCO Real Return	0.00	—	—	—
EQ/PIMCO Total Return	0.00	—	—	—
EQ/PIMCO Ultra Short Bond	0.00	—	—	—
EQ/Quality Bond PLUS	0.00	—	275	10,413,010
EQ/Small Company Index	34.77	—	—	124,868,360
EQ/T. Rowe Price Growth Stock	14.55	—	—	165,343,876
EQ/T. Rowe Price Health Sciences	64.31	—	—	6,863,936
EQ/Value Equity	8.51	—	—	79,401,144

1643

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Wellington Energy	50.78%	$197,083	$2,010,867	$—
Multimanager Aggressive Equity	12.28	—	—	249,796,020
Multimanager Core Bond	0.00	—	—	809,536
Multimanager Technology	7.34	—	—	181,190,039

1644

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, NY 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; Chairman of the Board from September 2004 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, EIM; from July 2021 to present, Chairman of the Board, Chief Executive Officer and President, Equitable Investment Management, LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to November 2021, Managing Director, Equitable Financial.	127	None.
Independent Trustees
Mark A. Barnard c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1949)	Trustee	From April 2017 to present	Retired. Previously, Managing Director — Private Investments, Howard Hughes Medical Institute, 2001 to 2016 (and, prior thereto, Director of Private Investments from 1998 to 2001, and Manager of Private Investments from 1995 to 1998).	127	None.
Thomas W. Brock c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1947)	Trustee	From January 2016 to present	Retired. Previously, Director, President and Chief Executive Officer of Silver Bay Realty Trust Corp., June 2016 to May 2017 (and, prior thereto, Director and interim President and Chief Executive Officer from January 2016 to June 2016); Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners, 2006 to 2012.	127	Liberty All-Star Funds (2)

1645

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (Continued)
Michael B. Clement c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 2019 to present	Professor of Accounting, University of Texas, 2011 to present; Department of Accounting Chair, September 2018 to present.	127	New York Mortgage Trust
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1951)	Trustee	From January 2014 to present	Retired. Previously, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation, 2010 to 2011; Senior Vice President, Treasurer and Director of Tax, ITT Corporation, 1996 to 2010.	127	BioSig Technologies, Inc.; Wilmington Funds (12)
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Trustee	From January 2014 to present	Managing Partner and Founder, Griffin Investments, LLC, 2000 to present; CEO of Blue Key Services, LLC., 2015 to present; previously, Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management, 2009 to 2012.	127	Blue Key Services, LLC; Achaean Financial Group
Gloria D. Reeg c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	Retired. Previously, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital, 2007 to 2016.	127	None.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Chairman of the Board	From May 2000 to present, Independent Trustee; from September 2011 through September 2017, Lead Independent Trustee; and from October 1, 2017 to present, Chairman of the Board.	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	127	Blackstone Funds (4)

1646

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (Continued)
Kathleen Stephansen c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 2019 to present	Senior Economist, Haver Analytics, 2019 to present; Senior Economic Advisor, Boston Consulting Group, 2018 to 2019 and in 2016; Chief Economist, Huawei Technologies USA Inc., 2016 to 2018; various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research — AIG Asset Management from 2010 to 2016.	127	None.

*	Affiliated with the Manager and/or Distributor
**

Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.

†	The registered investment companies in the fund complex include the Trust, EQ Premier VIP Trust, and 1290 Funds.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained, without charge, by calling 1-877-222-2144.

1647

The Trust’s Officers

No officer of the Trust, other than the Chief Compliance Officer, receives any compensation paid by the Trust. Each officer of the Trust is an employee of Equitable Financial, EIM, and/or Equitable Distributors. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; and Chairman of the Board from September 2004 through September 2017.	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, EIM; from July 2021 to present, Chairman of the Board, Chief Executive Officer and President, Equitable Investment Management, LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to November 2021, Managing Director, Equitable Financial.
William MacGregor, Esq. 1290 Avenue of the Americas New York, New York 10104 (1975)	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President and Secretary from August 2018 to present: Chief Legal Officer from October 2018 to present	From August 2018 to present, Executive Vice President, General Counsel and Secretary of EIM; from July 2021 to present, Executive Vice President, General Counsel and Secretary of Equitable Investment Management, LLC; from November 2021 to present, Associate General Counsel and Signatory Officer of Equitable Financial; from January 2017 to June 2018. Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015 Senior Vice President, Secretary and Associate General Counsel of EIM; from August 2018 to November 2021, Managing Director and Associate General Counsel; from May 2008 to July 2015 Lead Director and Associate Counsel of Equitable Financial.
Brian Walsh 1290 Avenue of the Americas New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of EIM; from July 2021 to present, Senior Vice President of Equitable Investment Management, LLC; from February 2011 to present, member of the Board of Directors of EIM; from November 2021 to present, Signatory Officer; from February 2003 to November 2021, Lead Director of Equitable Financial.
Kenneth Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	Vice President from June 2010 to June 2016; Senior Vice President and Chief Investment Officer from June 2016 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of EIM; from July 2021 to present, Executive Vice President of Equitable Investment Management, LLC; from May 2011 to June 2012, Senior Vice President of EIM; from November 2021 to present, Signatory Officer of Equitable Financial; from September 2011 to November 2021, Managing Director; from February 2001 to September 2011, Vice President of Equitable Financial.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	Vice President from June 2007 to present; Deputy Chief Investment Officer from June 2016 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of EIM; from May 2011 to June 2012, Vice President of EIM; from February 2007 to November 2021, Lead Director of Equitable Financial.
Joseph J. Paolo*** 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti- Money Laundering Compliance Officer	Chief Compliance Officer from May 2007 to present, Vice President and Anti- Money Laundering Compliance Officer from November 2005 to present	From June 2007 to present, Chief Compliance Officer of EIM; from May 2011 to present, Senior Vice President of EIM; from November 2021 to present, Signatory Officer; from June 2007 to November 2021, Lead Director of Equitable Financial from July 2021 to present, Vice President and Chief Compliance Officer of Equitable Investment Management, LLC;.

1648

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of EIM; from July 2021 to present, Vice President of Equitable Investment Management, LLC; from September 2008 to May 2019, Senior Director and from June 2019 to November 2021 Lead Director of Equitable Financial.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	Senior Vice President	From September 2019 to present	From December 2014 to present, member of the Board of Directors and from March 2017 to present, Senior Vice President and Chief Operating Officer of EIM; from July 2021 to present, Executive Vice President and Chief Operating Officer of Equitable Investment Management, LLC; and from June 2014 to March 2017, Vice President of EIM; from November 2021 to present, Signatory Officer of Equitable Financial; from April 2017 to November 2021, Lead Director and from October 2013 to March 2017, Senior Director of Equitable Financial; from October 2011 to October 2013, Assistant Vice President of Equitable Financial.
Artemis Brannigan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From September 2019 to present	From August 2019 to November 2021, Senior Director of Equitable Financial; from July 2021 to present, Vice President of Equitable Investment Management, LLC; from January 2016 to July 2019, Director of Prudential Financial; from October 2006 to December 2015, Vice President of BlackRock.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of EIM; from July 2021 to present, Vice President of Equitable Investment Management, LLC; from April 2014 through August 2016, Senior Vice President Zealot Networks; from September 2008 through April 2012, Vice President of EIM.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 2016 to present	From May 2016 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of EIM; from November 2013 to December 2014, Lead Manager and from December 2014 to present, Director of Portfolio Analytics of EIM.
Kevin McCarthy 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President	From September 2019 to present	From December 2018 to November 2021, Assistant Portfolio Manager of EIM and Director of Equitable Financial; from August 2015 to November 2018, Lead Manager of Equitable Financial; from October 2013 to August 2015, Senior Quantitative Analyst at Aviva Investors.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 2016 to present	From May 2011 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of EIM; from November 2008 to August 2013, Director, from September 2013 to September 2018, Senior Director, and from October 2018 to November 2021, Lead Director of Equitable Financial.
Bradley Tobin 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President — Director of Risk	From March 2019 to present	From January 2019 to present, Vice President of EIM; from July 2021 to present, Vice President of Equitable Investment Management, LLC; from January 2019 to November 2021, Director, Risk Management, Equitable Financial; from March 2007 to January 2017, Vice President, Investment Management, Prudential Financial, Inc.; from March 2005 to January 2017, Vice President, AST Investment Services, Inc.; from March 2016 to January 2017, Vice President, Prudential Investments LLC.
Maureen E. Kane, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1962)	Vice President and Assistant Secretary	From March 2019 to present	From February 2019 to November 2021, Lead Director and Associate General Counsel of Equitable Financial; from July 2021 to present, Senior Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management, LLC; from July 2014 to February 2019, Managing Director and Managing Counsel of The Bank of New York Mellon.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York, 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present	From September 2018 to November 2021, Senior Director and Counsel of Equitable Financial; from July 2021 to present, Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management, LLC; and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.

1649

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Nadia Persaud, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President and Assistant Secretary	From December 2021 to present	From December 2021 to present, Vice President, Assistant Secretary and Associate General Counsel of EIM; from December 2021 to present, Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management, LLC; from August 2020 to October 2021, Director and Senior Counsel of ICE Data Services; from July 2019 to July 2020, Vice President of BlackRock; and from January 2017 to May 2019, Vice President and Associate General Counsel of OppenheimerFunds.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 2016 to present	From February 2019 to November 2021, Director and from March 2013 to January 2019, Pricing and Valuation-Compliance of EIM and Senior Manager of Equitable Financial.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From December 2018 to November 2021, Senior Director and from February 2009 to November 2018, Director of Equitable Financial; from April 2015 to present, Vice President of EIM from July 2021 to present, Vice President of Equitable Investment Management, LLC.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to November 2021, Director of Equitable Financial.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to November 2021, Senior Director of Equitable Financial.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present	From April 2018 to November 2021, Director and Assistant Secretary and from July 2004 to March 2018, Lead Manager/Legal Assistant of Equitable Financial; and from March 2015 to present, Assistant Vice President and Assistant Secretary of EIM from July 2021 to present, Assistant Vice President and Assistant Secretary of Equitable Investment Management, LLC.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 2016 to present	From March 2020 to November 2021, Lead Manager/Legal Assistant and from July 2013 to February 2020, Senior Manager/ Legal Assistant of Equitable Financial.
Cheryl Cherian 1290 Avenue of the Americas, New York, New York 10104 (1979)	Assistant Secretary	From June 2019 to present	From April 2019 to November 2021, Lead Manager—Legal Assistant of Equitable Financial; from November 2016 to March 2018, Compliance Associate at Manifold Fund Advisors.
Monica Giron 1290 Avenue of the Americas, New York, New York 10104 (1976)	Assistant Secretary	From July 2019 to present	From June 2019 to November 2021 Lead Manager- Senior Legal Assistant of Equitable Financial; and from August 2015 to May 2019, Senior Paralegal at Gemini Fund Services.

*

The officers in the table above hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, EQ Premier VIP Trust, and 1290 Funds.

**	Each officer is elected on an annual basis.
***

During the fiscal year ended December 31, 2021, the Chief Compliance Officer of the Trust received, from the three registered investment companies in the fund complex for which he serves in that capacity, compensation in the amount of $216,000, of which the Trust paid $186,399.

1650

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (Unaudited)

Equitable Financial may be deemed to be a control person with respect to the Trust by virtue of its record ownership of a substantial majority of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.equitable-funds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Portfolios’ Form N-PORT reports are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

1651

Item 1(b):

Not applicable.

Item	2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 13(a)(1).

Item	3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Michael Clement and Donald E. Foley serve on its audit committee as “audit committee financial experts” as defined in Item 3. Messrs. Clement and Foley are considered to be “independent” for purposes of Item 3(a)(2).

Item	4. Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2021 were $4,226,860 and for fiscal year 2020 were $4,500,033.

(b)	Audit-Related Fees for fiscal year 2021 were $19,500 and for fiscal year 2020 were $72,992.

(c)	Tax Fees for fiscal year 2021 were $1,889,038 and for fiscal year 2020 were $970,641. Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2021 were $139,500 and for fiscal year 2020 were $414,327.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1) The registrant’s Audit Committee has adopted policies and procedures relating to the pre-approval of services performed by the registrant’s principal accountant. Audit, audit-related and non-audit services (including tax services) provided to the registrant require pre-approval by the Audit Committee. In the event that the estimated fees for such pre-approved audit, audit-related and non-audit services exceed the pre-approved estimated fees for such services, the excess amount must be approved by the Audit Committee or its delegate prior to payment.

(e)(2) None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2021: $4,256,077

For fiscal year 2020: $2,613,584

(h)

The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item	5. Audit Committee of Listed Registrants.

Not applicable.

Item	6. Investments.

A schedule of investments for each series of the Trust is included in each report to shareholders

Item	7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item	8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item	9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item	10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item	11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item	12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item	13. Exhibits.

(a)(1)	The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 3, 2022

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer and Treasurer
March 3, 2022